UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o BlackRock Fund Advisors 400 Howard Street, San Francisco, CA 94105
(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: October 31, 2023

Date of reporting period: October 31, 2023

Item 1.	Reports to Stockholders.

Explanatory Note: The Registrant is filing this amendment to its Form N-CSR for the period ended October 31, 2023, filed with the Securities and Exchange Commission on January 4, 2024 (Accession Number 0001193125-24-002032). The sole purpose of this amendment is the removal of the term “Unaudited” from the page header in the section entitled “Schedule of Investments”, which was inadvertently included in the original filing. Except for such change, this amendment does not amend, update or change any other items or disclosures found in the original Form N-CSR filing.

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2023

2023 Annual Report

iShares Trust

•	iShares 1-3 Year International Treasury Bond ETF | ISHG | NASDAQ

•	iShares International Treasury Bond ETF | IGOV | NASDAQ

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	1.39%	10.14%
U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)
International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40
Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Bond Market Overview

Global investment-grade bonds posted positive returns in the 12 months ended October 31, 2023 (the “reporting period”). The Bloomberg Global Aggregate Index, a broad measure of world bond market performance, returned 1.72% in U.S. Dollar terms for the reporting period. Income made a strong contribution to performance following an extended period of rising yields, outweighing the impact of falling prices. Lower-rated, higher-yielding market segments generally outperformed, and short-term debt outpaced longer-term issues. On the other hand, interest-rate sensitive investments—particularly developed-market government bonds—typically experienced weak relative performance.

The falling prices for government bonds reflected the global interest-rate backdrop. Persistent inflation compelled developed-market central banks to continue raising rates. While the pace of rate hikes slowed, investors began to anticipate that rates were likely to remain “higher for longer.” This trend was particularly evident in the United States, where stronger-than-expected growth prompted the markets to push out expectations for the central bank’s first rate cut. At the beginning of the period, the futures markets were indicating that the U.S. Federal Reserve’s (Fed’s) initial rate reduction would occur in the second half of 2023. In contrast, the expected timing had shifted to late 2024 by the end of October. Japan was a notable outlier compared to its developed-market peers, as the combination of lower relative inflation and tepid economic growth prompted the nation’s central bank to maintain a highly accommodative interest rate policy.

Credit-oriented market segments delivered generally positive performance and outpaced government debt. Investors appeared to be encouraged that the slowdown in global growth was less severe than expected. In addition, corporate earnings—while slowing—exceeded the depressed expectations that were in place in late 2022. These developments fueled a healthy appetite for risk among investors, leading to outperformance for lower-rated investment-grade corporates and high yield bonds.

Emerging markets debt also held up well versus developed market government issues. The category was helped by a robust contribution from income, as well as its lower interest-rate sensitivity in relation to higher-rated, developed market bonds. Additionally, emerging market central banks were seen as being closer to the point at which they could begin cutting rates than their larger peers. The asset class further benefited from the generally positive, “risk-on” tone that was in place for much of the period.

Currency movements had a meaningful impact on returns for bonds denominated in foreign currencies. The U.S. Dollar fell sharply in the first two months of the period due to the growing view that the Fed was set to move to a neutral policy, boosting returns for non-U.S. bonds. On the other hand, the Dollar’s rally from mid-July onward reversed all of its previous gains, weighing on returns for the international markets.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® 1-3 Year International Treasury Bond ETF

Investment Objective

The iShares 1-3 Year International Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of non-U.S. developed market government bonds with remaining maturities between one and three years, as represented by the FTSE World Government Bond Index – Developed Markets 1-3 Years Capped Select Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	4.09%	(2.81)%	(3.04)%	4.09%	(13.27)%	(26.57)%

Fund Market	3.70	(2.83)	(3.05)	3.70	(13.37)	(26.66)

Index	4.32	(2.55)	(2.81)	4.32	(12.11)	(24.77)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through August 31, 2020 reflects the performance of the S&P International Sovereign Ex-U.S. 1-3 Year Bond Index. Index performance beginning on September 1, 2020 reflects the performance of the FTSE World Government Bond Index – Developed Markets 1-3 Years Capped Select Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$954.30	$1.72		$1,000.00	$1,023.40	$1.79		0.35%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Management Commentary

As gauged by the Index, returns for international short-term government bonds in aggregate were positive for the reporting period. Positive contributions to the Index return were made by euro-bloc bonds, which make up more than two-thirds of the Index by market weight. While the European Central Bank continued to raise interest rates during the period in the face of persistent historically high inflation, the pace of increases slowed. As a result, government bond yields and prices stabilized. Performance was sharply negative in Middle East government bond markets, which make up a relatively small proportion of the Index.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2023 (continued)	iShares® 1-3 Year International Treasury Bond ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Rating*	Percent of Total Investments	(a)
Aaa	30.9%
Aa	31.9
A	13.4
Baa	12.9
Not Rated	10.9

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
France	11.3%
Italy	11.1
Japan	10.1
Germany	8.3
Spain	6.3
Netherlands	4.6
Belgium	4.6
Israel	4.6
Austria	4.6
United Kingdom	4.6

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® International Treasury Bond ETF

Investment Objective

The iShares International Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of non-U.S. developed market government bonds, as represented by the FTSE World Government Bond Index – Developed Markets Capped Select Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(0.14)%	(4.77)%	(2.82)%	(0.14)%	(21.66)%	(24.87)%

Fund Market	(0.38)	(4.77)	(2.84)	(0.38)	(21.67)	(25.05)

Index	0.07	(4.43)	(2.48)	0.07	(20.29)	(22.21)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through August 31, 2020 reflects the performance of the S&P International Sovereign Ex-U.S. Bond Index. Index performance beginning on September 1, 2020 reflects the performance of the FTSE World Government Bond Index – Developed Markets Capped Select Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$912.60	$1.69		$1,000.00	$1,023.40	$1.79		0.35%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2023 (continued)	iShares® International Treasury Bond ETF

Portfolio Management Commentary

As gauged by the Index, returns for international government bonds in aggregate were in negative territory for the reporting period, pressured by rising yields and declining prices. Central banks continued to raise interest rates during the period in the face of persistent historically high inflation, leading global yield curves higher.

Performance of Middle East-bloc markets weighed most heavily on the Index return, followed by the dollar block and Asia bloc. Positive contributions were limited to euro-bloc bonds, which make up nearly two-thirds of the Index by market weight. The pace of European Central Bank rate hikes became more incremental as the period progressed, allowing yields and prices in that market to stabilize.

In terms of bond maturity, bonds with maturities greater than 10 years, which are more sensitive to changes in interest rates, detracted the most from the Index’s return. All other maturity segments experienced positive performance, led by the 5–7-year segment.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Rating*	Percent of Total Investments	(a)
Aaa	33.1%
Aa	27.5
A	15.6
Baa	10.8
Not Rated	13.0

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	13.8%
France	8.7
Italy	7.7
Germany	6.7
Spain	5.1
United Kingdom	5.1
Finland	4.7
Ireland	4.6
Netherlands	4.6
Austria	4.6

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	9

Schedule of Investments October 31, 2023	iShares® 1-3 Year International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Foreign Government Obligations

Australia — 4.5%
Australia Government Bond 0.25%, 11/21/24(a)	AUD	601	$364,592
0.25%, 11/21/25(a)	AUD	948	552,292
0.50%, 09/21/26(a)	AUD	930	528,184
3.25%, 04/21/25(a)	AUD	1,850	1,152,670
4.25%, 04/21/26(a)	AUD	1,220	771,036

			3,368,774

Austria — 4.5%
Republic of Austria Government Bond 0.00%, 04/20/25(b)	EUR	690	694,826
0.75%, 10/20/26(b)	EUR	1,060	1,048,302
1.20%, 10/20/25(b)	EUR	750	764,133
2.00%, 07/15/26(b)	EUR	180	185,125
4.85%, 03/15/26(b)	EUR	622	682,687
			3,375,073

Belgium — 4.6%
Kingdom of Belgium Government Bond 0.80%, 06/22/25(b)	EUR	1,540	1,566,577
1.00%, 06/22/26(b)	EUR	1,190	1,194,294
4.50%, 03/28/26(b)	EUR	583	636,427

			3,397,298

Canada — 4.5%
Canadian Government Bond 0.25%, 03/01/26	CAD	610	398,942
0.50%, 09/01/25	CAD	480	321,111
1.00%, 09/01/26	CAD	450	295,528
1.25%, 03/01/25	CAD	190	130,741
1.50%, 04/01/25	CAD	268	184,418
1.50%, 06/01/26	CAD	110	73,726
2.25%, 06/01/25	CAD	260	180,417
3.00%, 10/01/25	CAD	460	321,716
3.00%, 04/01/26	CAD	100	69,661
3.50%, 08/01/25	CAD	320	226,240
3.75%, 02/01/25	CAD	790	561,520
3.75%, 05/01/25	CAD	370	262,726
4.50%, 11/01/25	CAD	450	323,666

			3,350,412

Denmark — 3.4%
Denmark Government Bond
0.00%, 11/15/24	DKK	9,228	1,263,525
1.75%, 11/15/25	DKK	8,890	1,226,924

			2,490,449

Finland — 4.3%
Finland Government Bond 0.00%, 09/15/26(b)	EUR	550	533,007
0.50%, 04/15/26(b)	EUR	1,030	1,024,333
0.88%, 09/15/25(b)	EUR	689	698,164
4.00%, 07/04/25(b)	EUR	866	925,753

			3,181,257

France — 11.2%
French Republic Government Bond OAT 0.00%, 02/25/25(a)	EUR	723	731,958
0.00%, 03/25/25(a)	EUR	1,250	1,262,578
0.00%, 02/25/26(a)	EUR	1,110	1,094,509
0.50%, 05/25/25(a)	EUR	1,152	1,167,371
0.50%, 05/25/26(a)	EUR	1,080	1,070,755
1.00%, 11/25/25(a)	EUR	550	557,222
1.75%, 11/25/24(a)	EUR	310	321,910

Security		Par (000)	Value

France (continued)
2.50%, 09/24/26(a)	EUR	810	$843,091
3.50%, 04/25/26(a)	EUR	770	822,151
6.00%, 10/25/25(a)	EUR	390	434,489

			8,306,034

Germany — 8.2%
Bundesobligation 0.00%, 04/11/25(a)	EUR	335	338,658
0.00%, 10/10/25(a)	EUR	560	559,206
0.00%, 04/10/26(a)	EUR	660	651,969
0.00%, 10/09/26(a)	EUR	360	351,353
Series G, 0.00%, 10/10/25(a)	EUR	100	99,898
Bundesrepublik Deutschland Bundesanleihe 0.00%, 08/15/26(a)	EUR	620	607,568
0.50%, 02/15/25(a)	EUR	591	603,325
0.50%, 02/15/26(a)	EUR	950	951,960
1.00%, 08/15/25(a)	EUR	735	749,979
Bundesschatzanweisungen 2.20%, 12/12/24(a)	EUR	280	292,331
2.50%, 03/13/25(a)	EUR	350	366,310
2.80%, 06/12/25(a)	EUR	320	336,496
3.10%, 09/18/25(a)	EUR	160	169,342

			6,078,395

Ireland — 4.5%
Ireland Government Bond 1.00%, 05/15/26(a)	EUR	1,610	1,619,727
5.40%, 03/13/25	EUR	1,597	1,736,424

			3,356,151

Israel — 4.6%
Israel Government Bond - Fixed 0.40%, 10/31/24	ILS	2,100	501,095
0.50%, 04/30/25	ILS	3,810	893,649
0.50%, 02/27/26	ILS	2,630	597,073
1.75%, 08/31/25	ILS	3,460	819,740
6.25%, 10/30/26	ILS	2,240	585,176

			3,396,733

Italy — 11.0%
Italy Buoni Poliennali Del Tesoro 0.00%, 12/15/24(a)	EUR	380	385,541
0.00%, 04/01/26(a)	EUR	400	386,905
0.00%, 08/01/26(a)	EUR	380	362,847
0.35%, 02/01/25(a)	EUR	330	334,655
0.50%, 02/01/26(a)	EUR	407	400,721
1.20%, 08/15/25(a)	EUR	220	222,444
1.45%, 11/15/24(a)	EUR	200	206,545
1.45%, 05/15/25(a)	EUR	310	316,839
1.50%, 06/01/25(a)	EUR	400	408,384
1.60%, 06/01/26(a)	EUR	400	401,037
1.85%, 07/01/25(b)	EUR	490	502,547
2.00%, 12/01/25(a)	EUR	380	388,223
2.10%, 07/15/26(a)	EUR	280	283,739
2.50%, 12/01/24(a)	EUR	720	751,357
2.50%, 11/15/25(a)	EUR	720	743,693
3.40%, 03/28/25(a)	EUR	323	339,733
3.50%, 01/15/26(a)	EUR	160	168,429
3.80%, 04/15/26(a)	EUR	180	190,599
3.85%, 09/15/26(a)	EUR	330	349,564
4.50%, 03/01/26(b)	EUR	579	622,418
5.00%, 03/01/25(b)	EUR	338	362,967

			8,129,187

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® 1-3 Year International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Japan — 10.0%
Japan Government Five Year Bond 0.00%, 03/20/26	JPY	63,500	$417,414
0.00%, 06/20/26	JPY	42,900	281,661
0.00%, 09/20/26	JPY	79,150	519,098
0.10%, 12/20/24	JPY	66,100	436,532
0.10%, 03/20/25	JPY	49,350	325,868
0.10%, 06/20/25	JPY	45,650	301,361
0.10%, 09/20/25	JPY	75,150	495,715
0.10%, 12/20/25	JPY	39,300	259,078
Japan Government Ten Year Bond 0.10%, 03/20/26	JPY	29,050	191,392
0.10%, 06/20/26	JPY	16,950	111,564
0.30%, 12/20/25	JPY	16,800	111,222
0.40%, 03/20/25	JPY	53,300	353,406
0.40%, 06/20/25	JPY	36,750	243,793
0.40%, 09/20/25	JPY	25,000	165,840
Japan Government Twenty Year Bond 1.90%, 06/20/25	JPY	15,400	104,647
2.00%, 12/20/25	JPY	10,450	71,677
2.10%, 03/20/26	JPY	5,000	34,506
2.30%, 03/20/26	JPY	14,650	101,563
2.30%, 06/20/26	JPY	23,550	164,004
Japan Government Two Year Bond 0.00%, 11/01/24	JPY	20,000	131,968
0.00%, 01/01/25	JPY	63,850	421,189
0.00%, 02/01/25	JPY	37,150	245,024
0.00%, 03/01/25	JPY	40,000	263,777
0.00%, 04/01/25	JPY	62,600	412,732
0.00%, 05/01/25	JPY	23,450	154,576
0.00%, 06/01/25	JPY	45,650	300,840
0.00%, 07/01/25	JPY	16,350	107,739
0.00%, 08/01/25	JPY	105,150	692,946

			7,421,132

Netherlands — 4.6%
Netherlands Government Bond 0.00%, 01/15/26(b)	EUR	1,016	1,006,056
0.25%, 07/15/25(b)	EUR	1,210	1,219,487
0.50%, 07/15/26(b)	EUR	1,190	1,180,191

			3,405,734

New Zealand — 1.7%
New Zealand Government Bond 0.50%, 05/15/26	NZD	1,170	603,536
2.75%, 04/15/25(a)	NZD	1,164	651,575

			1,255,111

Norway — 1.8%
Norway Government Bond 1.50%, 02/19/26(b)	NOK	7,088	597,949
1.75%, 03/13/25(b)	NOK	8,608	745,296

			1,343,245

Singapore — 3.5%
Singapore Government Bond 0.50%, 11/01/25	SGD	1,110	761,803
2.13%, 06/01/26	SGD	1,100	774,720
2.38%, 06/01/25	SGD	1,438	1,028,808

			2,565,331

Security		Par (000)	Value

Spain — 6.3%
Spain Government Bond 0.00%, 01/31/25	EUR	210	$212,744
0.00%, 05/31/25	EUR	586	587,649
0.00%, 01/31/26	EUR	400	393,067
1.60%, 04/30/25(b)	EUR	575	592,060
1.95%, 04/30/26(b)	EUR	520	532,347
2.15%, 10/31/25(b)	EUR	450	465,646
2.75%, 10/31/24(b)	EUR	460	482,195
2.80%, 05/31/26	EUR	400	417,603
4.65%, 07/30/25(b)	EUR	388	418,992
5.90%, 07/30/26(b)	EUR	490	552,429

			4,654,732

Sweden — 1.4%
Sweden Government Bond, 2.50%, 05/12/25(a)	SEK	11,480	1,013,854

United Kingdom — 4.5%
United Kingdom Gilt 0.13%, 01/30/26(a)	GBP	200	221,090
0.25%, 01/31/25(a)	GBP	350	402,223
0.38%, 10/22/26(a)	GBP	490	528,747
0.63%, 06/07/25(a)	GBP	381	434,884
1.50%, 07/22/26(a)	GBP	290	326,347
2.00%, 09/07/25(a)	GBP	320	370,975
3.50%, 10/22/25(a)	GBP	570	676,317
5.00%, 03/07/25(a)	GBP	340	414,369

			3,374,952

Total Long-Term Investments — 99.1% (Cost: $76,219,990)			73,463,854

		Shares

Short-Term Securities

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)(d)		10,000	10,000

Total Short-Term Securities — 0.0% (Cost: $10,000)			10,000

Total Investments — 99.1% (Cost: $76,229,990)			73,473,854

Other Assets Less Liabilities — 0.9%			678,262

Net Assets — 100.0%			$ 74,152,116

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) October 31, 2023	iShares® 1-3 Year International Treasury Bond ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$10,000	(a)	$—	$—	$—	$10,000	10,000	$558	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Foreign Government Obligations	$—	$73,463,854	$—	$73,463,854
Short-Term Securities
Money Market Funds	10,000	—	—	10,000

	$10,000	$73,463,854	$—	$73,473,854

See notes to financial statements.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Foreign Government Obligations

Australia — 4.5%
Australia Government Bond 0.25%, 11/21/24(a)	AUD	2,459	$1,491,732
0.25%, 11/21/25(a)	AUD	3,938	2,294,227
0.50%, 09/21/26(a)	AUD	3,353	1,904,302
1.00%, 12/21/30(a)	AUD	6,812	3,352,942
1.00%, 11/21/31(a)	AUD	5,285	2,505,118
1.25%, 05/21/32	AUD	4,918	2,340,424
1.50%, 06/21/31(a)	AUD	4,620	2,321,551
1.75%, 11/21/32(a)	AUD	3,100	1,519,149
1.75%, 06/21/51(a)	AUD	3,206	994,472
2.25%, 05/21/28(a)	AUD	2,866	1,651,459
2.50%, 05/21/30(a)	AUD	691	384,968
2.75%, 11/21/27(a)	AUD	3,359	1,997,586
2.75%, 11/21/28(a)	AUD	6,206	3,620,810
2.75%, 11/21/29(a)	AUD	1,199	685,242
2.75%, 06/21/35(a)	AUD	971	495,874
2.75%, 05/21/41(a)	AUD	2,485	1,128,658
3.00%, 11/21/33(a)	AUD	2,998	1,616,019
3.00%, 03/21/47(a)	AUD	1,985	872,338
3.25%, 04/21/25(a)	AUD	5,913	3,684,182
3.25%, 04/21/29(a)	AUD	330	195,978
3.25%, 06/21/39(a)	AUD	1,210	611,119
3.50%, 12/21/34(a)	AUD	8,266	4,598,634
3.75%, 05/21/34(a)	AUD	711	408,004
3.75%, 04/21/37(a)	AUD	1,368	758,059
4.25%, 04/21/26(a)	AUD	596	376,670
4.50%, 04/21/33(a)	AUD	3,497	2,153,525
4.75%, 04/21/27(a)	AUD	4,969	3,185,528
4.75%, 06/21/54(a)	AUD	1,410	826,358

			47,974,928

Austria — 4.6%
Republic of Austria Government Bond 0.00%, 04/20/25(b)	EUR	2,075	2,089,513
0.00%, 10/20/28(b)	EUR	1,818	1,649,144
0.00%, 02/20/30(b)	EUR	2,949	2,555,245
0.00%, 02/20/31(b)	EUR	2,145	1,787,103
0.00%, 10/20/40(b)	EUR	3,130	1,781,446
0.25%, 10/20/36(b)	EUR	643	444,478
0.50%, 04/20/27(b)	EUR	287	278,288
0.50%, 02/20/29(a)(b)	EUR	1,952	1,802,691
0.70%, 04/20/71(b)	EUR	1,853	701,720
0.75%, 10/20/26(b)	EUR	3,104	3,069,744
0.75%, 02/20/28(b)	EUR	3,436	3,298,609
0.75%, 03/20/51(b)	EUR	818	428,089
0.85%, 06/30/2120(b)	EUR	957	353,803
0.90%, 02/20/32(b)	EUR	928	807,725
1.20%, 10/20/25(b)	EUR	1,991	2,028,520
1.50%, 02/20/47(b)	EUR	1,557	1,069,845
1.50%, 11/02/86(b)	EUR	600	304,923
1.65%, 10/21/24(b)	EUR	288	298,913
1.85%, 05/23/49(b)	EUR	2,090	1,521,685
2.00%, 07/15/26(b)	EUR	3,168	3,258,204
2.10%, 09/20/2117(b)	EUR	376	238,389
2.40%, 05/23/34(b)	EUR	1,776	1,700,663
2.90%, 05/23/29(a)(b)	EUR	748	782,516
2.90%, 02/20/33(a)(b)	EUR	4,817	4,881,272
3.15%, 06/20/44(b)	EUR	1,086	1,052,803
3.15%, 10/20/53(b)	EUR	1,346	1,268,822
3.45%, 10/20/30(a)(b)	EUR	1,930	2,061,105

Security		Par (000)	Value

Austria (continued)
3.80%, 01/26/62(b)	EUR	642	$679,029
4.15%, 03/15/37(a)(b)	EUR	2,326	2,580,581
4.85%, 03/15/26(b)	EUR	598	656,345
6.25%, 07/15/27	EUR	2,777	3,258,095

			48,689,308

Belgium — 4.6%
Kingdom of Belgium Government Bond 0.00%, 10/22/27(b)	EUR	1,774	1,668,715
0.00%, 10/22/31(b)	EUR	2,032	1,657,266
0.10%, 06/22/30(b)	EUR	4,406	3,820,035
0.35%, 06/22/32(b)	EUR	2,186	1,793,275
0.40%, 06/22/40(b)	EUR	4,427	2,707,473
0.50%, 10/22/24(b)	EUR	1,289	1,325,020
0.65%, 06/22/71(b)	EUR	891	321,766
0.80%, 06/22/25(b)	EUR	1,152	1,171,881
0.80%, 06/22/27(b)	EUR	3,787	3,705,297
0.80%, 06/22/28(b)	EUR	256	245,503
0.90%, 06/22/29(b)	EUR	3,404	3,203,777
1.00%, 06/22/26(b)	EUR	1,180	1,184,258
1.00%, 06/22/31(b)	EUR	387	347,325
1.40%, 06/22/53(b)	EUR	888	515,273
1.45%, 06/22/37(b)	EUR	760	609,953
1.60%, 06/22/47(b)	EUR	1,614	1,088,265
1.70%, 06/22/50(b)	EUR	1,440	948,115
1.90%, 06/22/38(b)	EUR	632	526,683
2.15%, 06/22/66(b)	EUR	1,134	768,860
2.25%, 06/22/57(b)	EUR	982	703,232
2.75%, 04/22/39(b)	EUR	775	717,852
3.00%, 06/22/33(b)	EUR	4,468	4,551,726
3.00%, 06/22/34(b)	EUR	1,396	1,408,127
3.30%, 06/22/54(b)	EUR	1,944	1,772,060
3.45%, 06/22/43(a)(b)	EUR	623	612,987
3.75%, 06/22/45(a)	EUR	1,029	1,052,685
4.00%, 03/28/32(a)	EUR	125	138,729
4.25%, 03/28/41(b)	EUR	416	460,640
4.50%, 03/28/26(b)	EUR	2,401	2,620,934
5.00%, 03/28/35(b)	EUR	1,792	2,139,795
5.50%, 03/28/28	EUR	3,010	3,511,251
Series 86, 1.25%, 04/22/33(b)	EUR	1,569	1,378,430

			48,677,188

Canada — 4.5%
Canada Government Bond, 3.25%, 12/01/33	CAD	4,080	2,747,362
Canadian Government Bond 0.25%, 03/01/26	CAD	8,051	5,265,386
0.50%, 09/01/25	CAD	1,650	1,103,819
0.50%, 12/01/30	CAD	2,920	1,647,371
1.00%, 09/01/26	CAD	207	135,943
1.00%, 06/01/27	CAD	362	233,836
1.25%, 03/01/25	CAD	2,641	1,817,305
1.25%, 03/01/27	CAD	2,041	1,334,381
1.25%, 06/01/30	CAD	5,747	3,481,520
1.50%, 04/01/25	CAD	1,700	1,169,816
1.50%, 06/01/26	CAD	405	271,445
1.50%, 06/01/31	CAD	4,436	2,661,664
1.50%, 12/01/31	CAD	3,119	1,851,248
1.75%, 12/01/53	CAD	3,461	1,565,742
2.00%, 06/01/28	CAD	2,308	1,522,523
2.00%, 06/01/32	CAD	3,279	2,008,945
2.00%, 12/01/51	CAD	1,981	970,951
2.25%, 06/01/25	CAD	641	444,796

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) October 31, 2023	iShares® International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Canada (continued)
2.25%, 06/01/29	CAD	320	$210,673
2.50%, 12/01/32	CAD	446	283,150
2.75%, 09/01/27	CAD	5,349	3,658,728
2.75%, 06/01/33	CAD	1,538	994,113
2.75%, 12/01/48	CAD	1,491	878,128
2.75%, 12/01/55	CAD	2,940	1,680,893
2.75%, 12/01/64	CAD	446	248,792
3.00%, 11/01/24	CAD	2,220	1,569,568
3.25%, 09/01/28	CAD	1,380	957,526
3.50%, 08/01/25	CAD	800	565,599
3.50%, 03/01/28	CAD	1,390	976,333
3.50%, 12/01/45	CAD	1,946	1,309,233
3.75%, 02/01/25	CAD	1,070	760,539
3.75%, 05/01/25	CAD	2,123	1,507,479
4.00%, 06/01/41	CAD	922	663,009
5.00%, 06/01/37	CAD	61	48,094
5.75%, 06/01/29	CAD	654	511,339
5.75%, 06/01/33	CAD	1,323	1,076,240

			48,133,489

Denmark — 4.2%
Denmark Government Bond 0.00%, 11/15/24	DKK	42,878	5,870,981
0.00%, 11/15/31	DKK	54,213	6,083,384
0.25%, 11/15/52	DKK	40,309	2,584,862
0.50%, 11/15/27	DKK	51,842	6,704,274
0.50%, 11/15/29	DKK	28,740	3,550,212
1.75%, 11/15/25	DKK	38,096	5,257,694
2.25%, 11/15/33	DKK	19,501	2,562,120
4.50%, 11/15/39	DKK	72,243	11,863,289

			44,476,816

Finland — 4.6%
Finland Government Bond 0.00%, 09/15/26(b)	EUR	138	133,736
0.00%, 09/15/30(b)	EUR	4,179	3,558,046
0.13%, 09/15/31(b)	EUR	2,569	2,128,017
0.13%, 04/15/36(b)	EUR	313	216,758
0.13%, 04/15/52(b)	EUR	2,221	921,451
0.25%, 09/15/40(b)	EUR	1,498	910,222
0.50%, 04/15/26(b)	EUR	4,283	4,259,434
0.50%, 09/15/27(b)	EUR	3,601	3,457,126
0.50%, 09/15/28(b)	EUR	3,049	2,851,044
0.50%, 09/15/29(b)	EUR	586	533,618
0.50%, 04/15/43(a)(b)	EUR	2,622	1,552,021
0.75%, 04/15/31(b)	EUR	1,437	1,272,422
0.88%, 09/15/25(b)	EUR	3,886	3,937,685
1.13%, 04/15/34(b)	EUR	1,310	1,107,212
1.38%, 04/15/27(b)	EUR	2,326	2,323,391
1.38%, 04/15/47(b)	EUR	2,714	1,857,491
1.50%, 09/15/32(b)	EUR	2,695	2,452,331
2.63%, 07/04/42(b)	EUR	2,004	1,822,682
2.75%, 07/04/28(b)	EUR	2,195	2,289,643
2.75%, 04/15/38(b)	EUR	3,118	2,953,933
2.88%, 04/15/29(a)(b)	EUR	3,150	3,290,287
3.00%, 09/15/33(b)	EUR	4,300	4,391,543
4.00%, 07/04/25(b)	EUR	697	745,092

			48,965,185

France — 8.6%
French Republic Government Bond OAT 0.00%, 02/25/25(a)	EUR	2,769	2,803,309
0.00%, 03/25/25(a)	EUR	3,124	3,155,435

Security		Par (000)	Value

France (continued)
0.00%, 02/25/26(a)	EUR	2,707	$2,669,220
0.00%, 02/25/27(a)	EUR	2,478	2,374,196
0.00%, 11/25/29(a)	EUR	2,268	1,997,090
0.00%, 11/25/30(a)	EUR	2,025	1,720,979
0.00%, 11/25/31(a)	EUR	3,494	2,859,631
0.00%, 05/25/32(a)	EUR	2,991	2,400,168
0.25%, 11/25/26(a)	EUR	2,877	2,797,882
0.50%, 05/25/25(a)	EUR	503	509,711
0.50%, 05/25/26(a)	EUR	1,293	1,281,932
0.50%, 05/25/29(a)	EUR	2,853	2,628,736
0.50%, 05/25/40(b)	EUR	1,955	1,240,738
0.50%, 06/25/44(a)(b)	EUR	1,292	720,034
0.50%, 05/25/72(b)	EUR	609	197,052
0.75%, 02/25/28(a)	EUR	3,191	3,068,808
0.75%, 05/25/28(a)	EUR	3,992	3,818,861
0.75%, 11/25/28(a)	EUR	418	395,492
0.75%, 05/25/52(a)	EUR	1,143	556,933
0.75%, 05/25/53(b)	EUR	1,982	940,574
1.00%, 11/25/25(a)	EUR	3,868	3,918,325
1.00%, 05/25/27(a)	EUR	2,626	2,589,906
1.25%, 05/25/34(a)	EUR	2,815	2,403,096
1.25%, 05/25/36(b)	EUR	2,596	2,099,401
1.25%, 05/25/38(a)	EUR	1,060	811,916
1.50%, 05/25/31(a)	EUR	3,281	3,087,665
1.50%, 05/25/50(b)	EUR	2,110	1,349,378
1.75%, 11/25/24(a)	EUR	1,266	1,314,214
1.75%, 06/25/39(b)	EUR	1,877	1,529,460
1.75%, 05/25/66(b)	EUR	970	582,150
2.00%, 11/25/32(a)	EUR	1,951	1,853,377
2.00%, 05/25/48(b)	EUR	1,479	1,098,894
2.50%, 05/25/30(a)	EUR	3,212	3,278,987
2.50%, 05/25/43(b)	EUR	844	725,682
2.75%, 10/25/27(a)	EUR	3,448	3,610,465
2.75%, 02/25/29(a)	EUR	2,317	2,412,638
3.00%, 05/25/33(a)	EUR	896	919,711
3.00%, 05/25/54(a)(b)	EUR	995	867,831
3.25%, 05/25/45(a)	EUR	1,502	1,445,597
3.50%, 04/25/26(a)	EUR	2,617	2,794,065
4.00%, 10/25/38(a)	EUR	1,042	1,139,013
4.00%, 04/25/55(b)	EUR	1,085	1,148,112
4.00%, 04/25/60(a)	EUR	961	1,018,522
4.50%, 04/25/41(a)	EUR	1,050	1,210,440
4.75%, 04/25/35(a)	EUR	1,671	1,969,117
5.50%, 04/25/29(a)	EUR	2,880	3,411,180
5.75%, 10/25/32(a)	EUR	2,454	3,079,586
6.00%, 10/25/25(a)	EUR	1,542	1,717,902

			91,523,411

Germany — 6.6%
Bundesobligation 0.00%, 04/11/25(a)	EUR	2,461	2,487,873
0.00%, 10/10/25(a)	EUR	1,034	1,032,784
0.00%, 04/10/26(a)	EUR	1,430	1,412,600
0.00%, 04/16/27(a)	EUR	1,531	1,476,748
1.30%, 10/15/27(a)	EUR	2,385	2,396,457
2.20%, 04/13/28(a)	EUR	91	94,448
2.40%, 10/19/28(a)	EUR	799	835,581
Series G, 0.00%, 10/10/25(a)	EUR	1,484	1,482,533
Bundesrepublik Deutschland Bundesanleihe 0.00%, 08/15/26(a)	EUR	1,631	1,598,297
0.00%, 11/15/27(a)	EUR	895	851,949
0.00%, 08/15/29(a)	EUR	1,665	1,517,173

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany (continued)
0.00%, 02/15/30(a)	EUR	2,257	$2,029,745
0.00%, 08/15/30(a)	EUR	752	667,060
0.00%, 02/15/31(a)	EUR	1,546	1,351,304
0.00%, 08/15/31(a)	EUR	1,866	1,607,312
0.00%, 02/15/32(a)	EUR	1,494	1,267,013
0.00%, 05/15/35(a)	EUR	1,370	1,039,347
0.00%, 05/15/36(a)	EUR	2,279	1,670,939
0.00%, 08/15/50(a)	EUR	3,227	1,533,584
0.00%, 08/15/52(a)	EUR	1,540	689,610
0.25%, 02/15/27(a)	EUR	2,240	2,188,544
0.25%, 08/15/28(a)	EUR	1,517	1,436,583
0.25%, 02/15/29(a)	EUR	2,014	1,886,054
0.50%, 02/15/25(a)	EUR	2,100	2,143,796
0.50%, 02/15/26(a)	EUR	891	892,838
0.50%, 08/15/27(a)	EUR	1,673	1,634,197
0.50%, 02/15/28(a)	EUR	1,508	1,459,366
1.00%, 08/15/25(a)	EUR	1,066	1,087,724
1.00%, 05/15/38(a)	EUR	159	128,325
1.25%, 08/15/48(a)	EUR	1,856	1,352,218
1.70%, 08/15/32(a)	EUR	1,114	1,084,815
1.80%, 08/15/53(a)	EUR	1,053	836,256
2.10%, 11/15/29(a)	EUR	2,204	2,261,672
2.30%, 02/15/33(a)	EUR	1,250	1,273,609
2.40%, 11/15/30(a)	EUR	300	311,573
2.50%, 07/04/44(a)	EUR	2,376	2,287,651
2.50%, 08/15/46(a)	EUR	453	433,659
2.60%, 08/15/33(a)	EUR	360	374,288
3.25%, 07/04/42(a)	EUR	908	981,267
4.00%, 01/04/37(a)	EUR	1,739	2,039,710
4.25%, 07/04/39(a)	EUR	909	1,102,565
4.75%, 07/04/28(a)	EUR	1,257	1,450,799
4.75%, 07/04/34(a)	EUR	2,503	3,103,619
4.75%, 07/04/40(a)	EUR	1,412	1,818,843
5.50%, 01/04/31(a)	EUR	1,364	1,704,761
5.63%, 01/04/28(a)	EUR	1,483	1,749,726
6.25%, 01/04/30(a)	EUR	1,376	1,750,644
6.50%, 07/04/27(a)	EUR	862	1,028,592
Series G, 0.00%, 08/15/30(a)	EUR	656	582,195
Series G, 0.00%, 08/15/31(a)	EUR	81	69,779
Series G, 0.00%, 08/15/50(a)	EUR	509	243,010
Bundesschatzanweisungen 2.20%, 12/12/24(a)	EUR	580	605,542
2.80%, 06/12/25	EUR	20	21,031
3.10%, 09/18/25	EUR	2,020	2,137,940

			70,505,548

Ireland — 4.6%
Ireland Government Bond 0.00%, 10/18/31(a)	EUR	3,367	2,776,709
0.20%, 05/15/27(a)	EUR	3,933	3,771,991
0.20%, 10/18/30(a)	EUR	3,937	3,405,016
0.35%, 10/18/32(a)	EUR	4,224	3,476,758
0.40%, 05/15/35(a)	EUR	2,586	1,949,303
0.55%, 04/22/41(a)	EUR	927	589,496
0.90%, 05/15/28(a)	EUR	3,760	3,629,488
1.00%, 05/15/26(a)	EUR	4,931	4,961,084
1.10%, 05/15/29(a)	EUR	3,854	3,675,836
1.30%, 05/15/33(a)	EUR	235	208,635
1.35%, 03/18/31(a)	EUR	2,174	2,029,334
1.50%, 05/15/50(a)	EUR	3,763	2,462,241
1.70%, 05/15/37(a)	EUR	3,451	2,910,614
2.00%, 02/18/45(a)	EUR	3,238	2,521,973

Security		Par (000)	Value

Ireland (continued)
2.40%, 05/15/30(a)	EUR	3,366	$3,410,645
3.00%, 10/18/43(a)	EUR	2,824	2,711,678
5.40%, 03/13/25	EUR	4,026	4,377,111

			48,867,912

Israel — 3.9%
Israel Government Bond - Fixed 0.40%, 10/31/24	ILS	3,026	722,054
0.50%, 04/30/25	ILS	28,534	6,692,753
0.50%, 02/27/26	ILS	12,090	2,744,717
1.00%, 03/31/30	ILS	19,480	3,915,324
1.30%, 04/30/32	ILS	9,792	1,872,668
1.50%, 05/31/37	ILS	16,370	2,687,852
1.75%, 08/31/25	ILS	14,151	3,352,644
2.00%, 03/31/27	ILS	19,264	4,426,713
2.25%, 09/28/28	ILS	17,352	3,910,113
2.80%, 11/29/52	ILS	6,465	1,005,617
3.75%, 02/28/29	ILS	4,000	964,533
3.75%, 03/31/47	ILS	18,110	3,564,251
5.50%, 01/31/42	ILS	11,185	2,915,827
6.25%, 10/30/26	ILS	9,183	2,398,959

			41,174,025

Italy — 7.6%
Italy Buoni Poliennali Del Tesoro 0.00%, 12/15/24(a)	EUR	1,225	1,242,861
0.00%, 04/01/26(a)	EUR	1,189	1,150,075
0.25%, 03/15/28(a)	EUR	1,463	1,321,420
0.35%, 02/01/25(a)	EUR	1,304	1,322,392
0.45%, 02/15/29(a)	EUR	1,057	927,700
0.50%, 02/01/26(a)	EUR	1,420	1,398,093
0.50%, 07/15/28(a)	EUR	1,068	963,606
0.85%, 01/15/27(a)	EUR	877	846,712
0.90%, 04/01/31(a)	EUR	2,167	1,797,361
0.95%, 09/15/27(a)	EUR	602	571,107
0.95%, 09/15/27(a)(b)	EUR	600	569,209
0.95%, 08/01/30(a)	EUR	956	816,043
0.95%, 12/01/31(b)	EUR	1,287	1,043,678
0.95%, 06/01/32(a)	EUR	1,263	1,003,862
0.95%, 03/01/37(b)	EUR	945	619,501
1.10%, 04/01/27(a)	EUR	948	916,794
1.20%, 08/15/25(a)	EUR	1,429	1,444,876
1.25%, 12/01/26(a)	EUR	1,328	1,302,539
1.35%, 04/01/30(a)	EUR	1,469	1,305,451
1.45%, 03/01/36(b)	EUR	1,294	940,450
1.50%, 06/01/25(a)	EUR	1,550	1,582,489
1.50%, 04/30/45(b)	EUR	880	505,491
1.60%, 06/01/26(a)	EUR	1,436	1,439,723
1.65%, 03/01/32(b)	EUR	1,561	1,333,941
1.70%, 09/01/51(b)	EUR	991	540,279
1.80%, 03/01/41(a)(b)	EUR	1,197	798,798
1.85%, 07/01/25(b)	EUR	1,472	1,509,692
2.00%, 12/01/25(a)	EUR	910	929,691
2.00%, 02/01/28(a)	EUR	1,576	1,544,183
2.05%, 08/01/27(a)	EUR	1,216	1,206,788
2.10%, 07/15/26(a)	EUR	1,121	1,135,969
2.15%, 09/01/52(b)	EUR	529	315,842
2.15%, 03/01/72(a)(b)	EUR	413	220,665
2.20%, 06/01/27(a)	EUR	1,287	1,288,321
2.25%, 09/01/36(b)	EUR	1,185	942,129
2.45%, 09/01/33(b)	EUR	1,178	1,035,245
2.45%, 09/01/50(b)	EUR	1,582	1,040,606

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2023	iShares® International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Italy (continued)
2.50%, 12/01/24(a)	EUR	1,163	$1,213,650
2.50%, 12/01/32(a)	EUR	1,224	1,100,511
2.80%, 12/01/28(a)	EUR	1,748	1,747,575
2.80%, 06/15/29(a)	EUR	1,063	1,050,335
2.80%, 03/01/67(b)	EUR	539	348,195
3.00%, 08/01/29(a)	EUR	1,454	1,451,185
3.10%, 03/01/40(b)	EUR	1,093	909,798
3.25%, 03/01/38(b)	EUR	774	674,454
3.25%, 09/01/46(b)	EUR	1,148	917,657
3.35%, 03/01/35(b)	EUR	1,488	1,373,333
3.40%, 03/28/25(a)	EUR	1,056	1,110,706
3.40%, 04/01/28(a)	EUR	1,310	1,355,354
3.45%, 03/01/48(b)	EUR	790	647,513
3.50%, 01/15/26(a)	EUR	2,070	2,179,053
3.50%, 03/01/30(b)	EUR	1,490	1,516,802
3.70%, 06/15/30(a)	EUR	420	429,723
3.80%, 08/01/28(a)	EUR	1,321	1,385,143
3.85%, 09/15/26(a)	EUR	1,000	1,059,285
3.85%, 12/15/29(a)	EUR	1,104	1,145,539
3.85%, 09/01/49(b)	EUR	899	780,305
4.00%, 10/30/31(b)	EUR	1,177	1,211,435
4.00%, 02/01/37(b)	EUR	1,140	1,104,163
4.40%, 05/01/33(a)	EUR	1,153	1,201,531
4.45%, 09/01/43(a)(b)	EUR	300	290,423
4.50%, 03/01/26(b)	EUR	1,669	1,794,154
4.75%, 09/01/44(b)	EUR	986	992,500
5.00%, 03/01/25(b)	EUR	1,382	1,484,083
5.00%, 08/01/34(b)	EUR	1,750	1,887,246
5.00%, 08/01/39(b)	EUR	1,194	1,258,242
5.00%, 09/01/40(b)	EUR	1,368	1,437,595
5.25%, 11/01/29(a)	EUR	1,906	2,133,690
5.75%, 02/01/33(a)	EUR	1,357	1,562,196
6.00%, 05/01/31(a)	EUR	1,881	2,201,695
7.25%, 11/01/26(a)	EUR	1,358	1,575,663

			81,404,314

Japan — 13.6%
Japan Government Five Year Bond
0.00%, 09/20/26	JPY	185,900	1,219,207
0.00%, 03/20/27	JPY	120,650	788,987
0.00%, 06/20/27	JPY	161,700	1,055,619
0.10%, 06/20/25	JPY	263,000	1,736,208
0.10%, 03/20/27	JPY	128,100	840,393
0.10%, 09/20/27	JPY	80,000	523,205
0.10%, 03/20/28	JPY	142,050	925,595
0.10%, 06/20/28	JPY	150,000	975,230
0.20%, 03/20/28	JPY	237,750	1,555,935
0.30%, 12/20/27	JPY	164,400	1,082,280
Japan Government Forty Year Bond
0.40%, 03/20/56	JPY	156,000	663,562
0.50%, 03/20/59	JPY	153,000	653,073
0.50%, 03/20/60	JPY	233,350	984,912
0.70%, 03/20/61	JPY	122,400	551,860
0.80%, 03/20/58	JPY	146,250	704,499
0.90%, 03/20/57	JPY	143,150	718,305
1.00%, 03/20/62	JPY	242,300	1,204,922
1.30%, 03/20/63	JPY	94,300	513,510
1.40%, 03/20/55	JPY	51,400	301,747
1.70%, 03/20/54	JPY	43,250	274,686
1.90%, 03/20/53	JPY	67,050	446,996
2.00%, 03/20/52	JPY	117,500	799,791
2.20%, 03/20/49	JPY	63,100	448,762

Security		Par (000)	Value

Japan (continued)
2.20%, 03/20/50	JPY	77,100	$546,951
2.20%, 03/20/51	JPY	112,500	797,345
2.40%, 03/20/48	JPY	71,500	527,626
Japan Government Ten Year Bond
0.10%, 12/20/26	JPY	113,700	746,936
0.10%, 03/20/27	JPY	109,550	718,697
0.10%, 06/20/27	JPY	58,050	380,271
0.10%, 09/20/27	JPY	176,650	1,155,302
0.10%, 12/20/27	JPY	31,400	205,024
0.10%, 03/20/28	JPY	217,850	1,419,507
0.10%, 06/20/28	JPY	196,250	1,275,343
0.10%, 12/20/28	JPY	82,500	533,960
0.10%, 06/20/29	JPY	73,100	471,119
0.10%, 09/20/29	JPY	50,150	322,565
0.10%, 12/20/29	JPY	85,200	546,753
0.10%, 06/20/30	JPY	172,550	1,100,085
0.10%, 03/20/31	JPY	124,250	783,084
0.10%, 06/20/31	JPY	109,650	688,377
0.10%, 09/20/31	JPY	11,450	71,642
0.10%, 12/20/31	JPY	30,000	186,890
0.20%, 09/20/32	JPY	75,600	469,880
0.40%, 06/20/25	JPY	39,850	264,357
0.40%, 06/20/33	JPY	183,600	1,152,910
0.50%, 12/20/32	JPY	63,150	402,294
0.50%, 03/20/33	JPY	334,450	2,125,167
Japan Government Thirty Year Bond
0.30%, 06/20/46	JPY	69,700	335,167
0.40%, 09/20/49	JPY	150,100	699,387
0.40%, 12/20/49	JPY	136,500	634,001
0.40%, 03/20/50	JPY	160,450	741,653
0.50%, 09/20/46	JPY	58,750	295,915
0.60%, 12/20/46	JPY	71,300	366,677
0.60%, 06/20/50	JPY	160,300	782,046
0.60%, 09/20/50	JPY	170,400	827,622
0.70%, 06/20/48	JPY	125,650	647,411
0.70%, 12/20/48	JPY	123,450	631,849
0.70%, 12/20/50	JPY	173,400	863,928
0.70%, 03/20/51	JPY	160,250	796,413
0.70%, 06/20/51	JPY	153,850	762,658
0.70%, 09/20/51	JPY	148,550	734,523
0.70%, 12/20/51	JPY	37,000	182,489
0.80%, 03/20/46	JPY	85,950	467,529
0.80%, 03/20/47	JPY	97,050	521,518
0.80%, 06/20/47	JPY	78,100	418,058
0.80%, 09/20/47	JPY	64,750	345,803
0.80%, 03/20/48	JPY	107,650	571,371
0.90%, 09/20/48	JPY	42,350	228,772
1.00%, 03/20/52	JPY	165,350	885,347
1.20%, 06/20/53	JPY	70,950	398,514
1.30%, 06/20/52	JPY	162,700	941,078
1.40%, 09/20/45	JPY	42,500	263,033
1.40%, 12/20/45	JPY	60,000	370,335
1.40%, 09/20/52	JPY	174,600	1,033,409
1.40%, 03/20/53	JPY	166,550	985,005
1.50%, 12/20/44	JPY	50,150	317,469
1.50%, 03/20/45	JPY	105,800	669,128
1.60%, 06/20/45	JPY	97,100	624,528
1.60%, 12/20/52	JPY	119,750	744,026
1.70%, 06/20/33	JPY	61,300	433,259
1.70%, 12/20/43	JPY	101,750	670,473
1.70%, 03/20/44	JPY	121,000	796,864

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Japan (continued)
1.70%, 06/20/44	JPY	69,100	$454,809
1.70%, 09/20/44	JPY	64,150	421,331
1.80%, 11/22/32	JPY	27,000	192,278
1.80%, 03/20/43	JPY	150,800	1,017,242
1.80%, 09/20/43	JPY	114,650	769,825
1.90%, 06/20/43	JPY	70,000	479,002
2.00%, 12/20/33	JPY	24,550	177,957
2.00%, 09/20/40	JPY	164,300	1,158,604
2.00%, 09/20/41	JPY	198,300	1,391,377
2.00%, 03/20/42	JPY	160,900	1,126,603
2.10%, 09/20/33	JPY	43,350	317,011
2.20%, 09/20/39	JPY	112,900	823,077
2.20%, 03/20/41	JPY	161,950	1,171,040
2.30%, 05/20/32	JPY	24,800	183,166
2.30%, 03/20/35	JPY	47,600	354,697
2.30%, 12/20/35	JPY	50,900	379,744
2.30%, 12/20/36	JPY	67,850	505,257
2.30%, 03/20/39	JPY	132,550	980,376
2.30%, 03/20/40	JPY	158,950	1,170,331
2.40%, 03/20/34	JPY	53,200	399,789
2.40%, 12/20/34	JPY	42,600	320,404
2.40%, 03/20/37	JPY	60,700	457,095
2.40%, 09/20/38	JPY	141,950	1,065,147
2.50%, 06/20/34	JPY	50,950	386,161
2.50%, 09/20/34	JPY	39,700	300,932
2.50%, 09/20/35	JPY	36,550	277,985
2.50%, 03/20/36	JPY	55,000	418,316
2.50%, 06/20/36	JPY	67,900	516,690
2.50%, 09/20/36	JPY	36,900	280,876
2.50%, 09/20/37	JPY	87,300	664,183
2.50%, 03/20/38	JPY	91,600	695,997
Japan Government Twenty Year Bond
0.20%, 06/20/36	JPY	75,000	437,427
0.30%, 06/20/39	JPY	287,300	1,595,100
0.30%, 09/20/39	JPY	197,050	1,086,983
0.30%, 12/20/39	JPY	137,150	752,604
0.40%, 03/20/36	JPY	95,650	575,522
0.40%, 03/20/39	JPY	228,550	1,295,803
0.40%, 03/20/40	JPY	247,300	1,372,758
0.40%, 06/20/40	JPY	263,700	1,454,417
0.40%, 09/20/40	JPY	272,850	1,497,106
0.40%, 06/20/41	JPY	268,950	1,452,605
0.50%, 03/20/38	JPY	133,750	785,937
0.50%, 12/20/40	JPY	172,600	959,773
0.50%, 03/20/41	JPY	135,900	751,913
0.50%, 09/20/41	JPY	270,500	1,483,445
0.50%, 12/20/41	JPY	405,450	2,212,100
0.60%, 12/20/36	JPY	117,600	716,578
0.60%, 06/20/37	JPY	95,650	578,305
0.60%, 12/20/37	JPY	89,950	538,851
0.70%, 09/20/38	JPY	167,950	1,007,689
0.80%, 03/20/42	JPY	157,350	904,694
1.10%, 09/20/42	JPY	148,700	895,114
1.10%, 03/20/43	JPY	186,600	1,115,734
1.10%, 06/20/43	JPY	16,150	96,300
1.20%, 12/20/34	JPY	131,050	876,468
1.20%, 03/20/35	JPY	98,900	660,482
1.20%, 09/20/35	JPY	117,150	779,106
1.40%, 09/20/34	JPY	239,750	1,639,838
1.40%, 12/20/42	JPY	189,600	1,199,180
1.50%, 06/20/32	JPY	65,950	458,472

Security		Par (000)	Value

Japan (continued)
1.50%, 03/20/33	JPY	59,400	$412,330
1.50%, 03/20/34	JPY	102,050	706,853
1.50%, 06/20/34	JPY	85,050	588,199
1.60%, 03/20/32	JPY	58,700	411,200
1.60%, 06/20/32	JPY	36,700	257,083
1.60%, 03/20/33	JPY	65,450	458,459
1.60%, 12/20/33	JPY	125,700	879,639
1.70%, 09/20/31	JPY	84,400	595,959
1.70%, 12/20/31	JPY	70,350	496,722
1.70%, 03/20/32	JPY	49,950	352,492
1.70%, 06/20/32	JPY	52,800	372,667
1.70%, 12/20/32	JPY	71,650	505,991
1.70%, 06/20/33	JPY	133,900	946,386
1.70%, 09/20/33	JPY	119,050	841,318
1.80%, 09/20/30	JPY	51,100	363,102
1.80%, 06/20/31	JPY	47,800	339,953
1.80%, 09/20/31	JPY	92,950	660,894
1.80%, 12/20/31	JPY	83,100	590,941
1.80%, 03/20/32	JPY	101,700	723,518
1.80%, 12/20/32	JPY	181,800	1,294,027
1.90%, 03/20/25	JPY	32,500	219,932
1.90%, 06/20/25	JPY	40,200	273,169
1.90%, 12/20/28	JPY	66,800	472,569
1.90%, 03/20/29	JPY	25,150	178,322
1.90%, 09/20/30	JPY	31,100	222,340
1.90%, 03/20/31	JPY	82,950	593,814
1.90%, 06/20/31	JPY	24,750	177,204
2.00%, 12/20/24	JPY	53,100	358,228
2.00%, 09/20/25	JPY	224,900	1,536,561
2.00%, 03/20/27	JPY	39,350	274,771
2.00%, 06/20/30	JPY	51,700	371,585
2.00%, 12/20/30	JPY	60,550	436,068
2.00%, 03/20/31	JPY	72,550	522,724
2.10%, 03/20/25	JPY	29,900	202,882
2.10%, 03/20/27	JPY	223,200	1,563,497
2.10%, 06/20/27	JPY	37,500	263,533
2.10%, 09/20/27	JPY	31,300	220,633
2.10%, 06/20/28	JPY	129,250	918,244
2.10%, 12/20/28	JPY	45,100	322,042
2.10%, 03/20/29	JPY	70,500	504,749
2.10%, 06/20/29	JPY	14,200	101,936
2.10%, 09/20/29	JPY	57,500	413,587
2.10%, 12/20/29	JPY	155,900	1,124,444
2.10%, 03/20/30	JPY	58,200	420,276
2.10%, 12/20/30	JPY	104,000	753,665
2.20%, 09/20/27	JPY	102,150	722,635
2.20%, 03/20/28	JPY	81,400	579,233
2.20%, 09/20/28	JPY	29,550	211,329
2.20%, 06/20/29	JPY	39,450	284,623
2.20%, 03/20/31	JPY	70,600	515,218
2.30%, 06/20/27	JPY	189,400	1,340,001
2.40%, 03/20/28	JPY	36,500	261,805
Japan Government Two Year Bond
0.00%, 11/01/24	JPY	96,350	635,754
0.00%, 01/01/25	JPY	233,450	1,539,961
0.00%, 02/01/25	JPY	190,100	1,253,813
0.00%, 04/01/25	JPY	309,700	2,041,905
0.00%, 06/01/25	JPY	260,850	1,719,037
0.00%, 07/01/25	JPY	100,350	661,261
0.00%, 08/01/25	JPY	304,000	2,003,382

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2023	iShares® International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Japan (continued)
0.00%, 09/01/25	JPY	321,000	$2,113,316

			145,014,014

Netherlands — 4.6%
Netherlands Government Bond
0.00%, 01/15/26(b)	EUR	3,915	3,876,682
0.00%, 01/15/27(b)	EUR	2,530	2,441,418
0.00%, 01/15/29(b)	EUR	1,258	1,146,069
0.00%, 07/15/30(b)	EUR	2,377	2,068,673
0.00%, 07/15/31(b)	EUR	376	316,367
0.00%, 01/15/38(b)	EUR	3,232	2,139,072
0.00%, 01/15/52(b)	EUR	2,664	1,146,116
0.25%, 07/15/25(b)	EUR	1,715	1,728,749
0.25%, 07/15/29(b)	EUR	1,216	1,108,706
0.50%, 07/15/26(b)	EUR	1,748	1,733,592
0.50%, 07/15/32(b)	EUR	2,234	1,902,383
0.50%, 01/15/40(b)	EUR	2,204	1,509,538
0.75%, 07/15/27(b)	EUR	2,743	2,686,563
0.75%, 07/15/28(b)	EUR	1,609	1,543,812
2.00%, 01/15/54(b)	EUR	1,459	1,154,121
2.50%, 01/15/30(b)	EUR	4,047	4,170,368
2.50%, 01/15/33(b)	EUR	2,299	2,318,485
2.50%, 07/15/33(b)	EUR	2,815	2,818,008
2.75%, 01/15/47(b)	EUR	3,185	3,045,851
3.25%, 01/15/44(a)(b)	EUR	1,330	1,381,974
3.75%, 01/15/42(b)	EUR	2,103	2,335,332
4.00%, 01/15/37(b)	EUR	1,691	1,918,506
5.50%, 01/15/28(b)	EUR	3,665	4,267,399

			48,757,784

New Zealand — 3.0%
New Zealand Government Bond
0.25%, 05/15/28	NZD	6,257	2,901,328
0.50%, 05/15/26	NZD	6,099	3,146,123
1.50%, 05/15/31	NZD	3,833	1,685,962
1.75%, 05/15/41	NZD	3,833	1,250,769
2.00%, 05/15/32	NZD	4,958	2,200,295
2.75%, 04/15/25(a)	NZD	5,203	2,912,499
2.75%, 04/15/37(a)	NZD	4,502	1,894,365
2.75%, 05/15/51	NZD	4,147	1,433,972
3.00%, 04/20/29	NZD	5,847	3,021,675
3.50%, 04/14/33(a)	NZD	9,439	4,671,895
4.25%, 05/15/34	NZD	2,733	1,421,048
4.50%, 04/15/27(a)	NZD	5,603	3,176,833
4.50%, 05/15/30	NZD	3,905	2,154,799

			31,871,563

Norway — 2.3%
Norway Government Bond
1.25%, 09/17/31(b)	NOK	35,093	2,555,571
1.38%, 08/19/30(b)	NOK	47,575	3,592,693
1.50%, 02/19/26(b)	NOK	41,234	3,478,532
1.75%, 03/13/25(b)	NOK	39,636	3,431,753
1.75%, 02/17/27(b)	NOK	18,990	1,577,379
2.00%, 04/26/28(b)	NOK	45,148	3,706,509
2.13%, 05/18/32(b)	NOK	34,018	2,621,356
3.00%, 08/15/33(b)	NOK	26,116	2,135,485
3.50%, 10/06/42(a)(b)	NOK	13,630	1,165,577

			24,264,855

Singapore — 4.5%
Singapore Government Bond
0.50%, 11/01/25	SGD	5,918	4,061,577
1.25%, 11/01/26	SGD	5,391	3,684,418

Security		Par (000)	Value

Singapore (continued)
1.63%, 07/01/31	SGD	668	$430,235
1.88%, 03/01/50	SGD	2,656	1,478,914
1.88%, 10/01/51	SGD	3,568	2,002,005
2.13%, 06/01/26	SGD	4,553	3,206,637
2.25%, 08/01/36	SGD	2,154	1,391,608
2.38%, 06/01/25	SGD	2,531	1,810,788
2.38%, 07/01/39	SGD	3,681	2,379,214
2.63%, 05/01/28	SGD	380	269,582
2.63%, 08/01/32	SGD	7,033	4,836,263
2.75%, 04/01/42	SGD	3,229	2,183,098
2.75%, 03/01/46	SGD	4,217	2,835,522
2.88%, 09/01/27	SGD	1,998	1,435,527
2.88%, 08/01/28	SGD	4,180	2,998,646
2.88%, 07/01/29	SGD	3,397	2,422,895
2.88%, 09/01/30	SGD	4,493	3,185,217
3.00%, 08/01/72(a)	SGD	2,849	2,054,863
3.38%, 09/01/33	SGD	4,130	3,015,595
3.50%, 03/01/27	SGD	3,656	2,674,302

			48,356,906

Spain — 5.1%
Spain Government Bond
0.00%, 01/31/25	EUR	730	739,539
0.00%, 05/31/25	EUR	1,547	1,551,354
0.00%, 01/31/26	EUR	1,580	1,552,616
0.00%, 01/31/28	EUR	1,449	1,333,750
0.10%, 04/30/31(b)	EUR	1,518	1,241,718
0.50%, 10/31/31(b)	EUR	1,271	1,054,883
0.60%, 10/31/29(b)	EUR	1,288	1,154,987
0.70%, 04/30/32(b)	EUR	1,596	1,324,790
0.80%, 07/30/27(b)	EUR	1,539	1,485,800
0.80%, 07/30/29	EUR	2,681	2,451,676
0.85%, 07/30/37(a)(b)	EUR	789	548,173
1.00%, 07/30/42(b)	EUR	551	334,883
1.00%, 10/31/50(b)	EUR	539	263,817
1.20%, 10/31/40(b)	EUR	785	521,240
1.25%, 10/31/30(b)	EUR	1,448	1,316,605
1.30%, 10/31/26(b)	EUR	1,895	1,891,992
1.40%, 04/30/28(b)	EUR	1,554	1,512,843
1.40%, 07/30/28(b)	EUR	102	98,828
1.45%, 10/31/27(b)	EUR	1,711	1,684,821
1.45%, 04/30/29(b)	EUR	1,240	1,184,829
1.45%, 10/31/71(b)	EUR	829	352,550
1.50%, 04/30/27(b)	EUR	1,018	1,013,314
1.60%, 04/30/25(b)	EUR	1,237	1,273,701
1.85%, 07/30/35(b)	EUR	672	569,496
1.90%, 10/31/52(b)	EUR	1,161	709,174
1.95%, 04/30/26(b)	EUR	1,504	1,539,711
1.95%, 07/30/30(b)	EUR	1,042	999,266
2.15%, 10/31/25(b)	EUR	620	641,557
2.35%, 07/30/33(b)	EUR	1,451	1,352,065
2.55%, 10/31/32(b)	EUR	1,086	1,044,265
2.70%, 10/31/48(b)	EUR	818	636,993
2.75%, 10/31/24(b)	EUR	2,929	3,070,322
2.80%, 05/31/26	EUR	339	353,918
2.90%, 10/31/46(b)	EUR	1,878	1,548,815
3.15%, 04/30/33(b)	EUR	1,675	1,678,208
3.45%, 07/30/66(b)	EUR	687	567,008
3.55%, 10/31/33(a)(b)	EUR	560	576,621
3.90%, 07/30/39(b)	EUR	700	706,696
4.20%, 01/31/37(b)	EUR	1,289	1,375,471
4.65%, 07/30/25(b)	EUR	430	464,347

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Spain (continued)
4.70%, 07/30/41(b)	EUR	908	$1,003,970
4.90%, 07/30/40(b)	EUR	1,113	1,256,581
5.15%, 10/31/28(b)	EUR	1,448	1,654,010
5.15%, 10/31/44(b)	EUR	1,105	1,286,916
5.75%, 07/30/32	EUR	1,316	1,600,856
5.90%, 07/30/26(b)	EUR	1,663	1,874,876
6.00%, 01/31/29	EUR	1,333	1,584,027

			53,983,878

Sweden — 2.6%
Sweden Government Bond
0.13%, 05/12/31(a)(b)	SEK	24,335	1,768,413
0.75%, 05/12/28(a)	SEK	32,520	2,641,495
0.75%, 11/12/29(a)	SEK	61,005	4,807,243
1.00%, 11/12/26(a)	SEK	72,715	6,116,035
1.75%, 11/11/33(a)	SEK	31,420	2,521,971
2.25%, 06/01/32(a)	SEK	39,480	3,344,877
2.50%, 05/12/25(a)	SEK	46,085	4,069,990
3.50%, 03/30/39(a)	SEK	27,410	2,567,429

			27,837,453

United Kingdom — 5.0%
United Kingdom Gilt
0.13%, 01/30/26(a)	GBP	534	590,274
0.13%, 01/31/28(a)	GBP	547	557,411
0.25%, 01/31/25(a)	GBP	1,159	1,331,931
0.25%, 07/31/31(a)	GBP	2,076	1,841,484
0.38%, 10/22/26(a)	GBP	1,904	2,054,561
0.50%, 01/31/29(a)	GBP	1,578	1,571,017
0.50%, 10/22/61(a)	GBP	1,363	437,689
0.63%, 06/07/25(a)	GBP	940	1,072,943
0.63%, 07/31/35(a)	GBP	2,539	1,970,736
0.63%, 10/22/50(a)	GBP	978	429,124
0.88%, 10/22/29(a)	GBP	1,060	1,058,015
0.88%, 07/31/33(a)	GBP	94	81,667
0.88%, 01/31/46(a)	GBP	891	491,016
1.00%, 01/31/32(a)	GBP	1,917	1,780,599
1.13%, 01/31/39(a)	GBP	190	138,861
1.13%, 10/22/73(a)	GBP	476	189,592
1.25%, 07/22/27(a)	GBP	950	1,033,205
1.25%, 10/22/41(a)	GBP	1,809	1,246,250
1.25%, 07/31/51(a)	GBP	1,576	853,951
1.50%, 07/22/26(a)	GBP	1,014	1,141,091
1.50%, 07/22/47(a)	GBP	1,417	894,042
1.50%, 07/31/53(a)	GBP	1,018	577,708
1.63%, 10/22/54(a)	GBP	770	448,388
1.63%, 10/22/71(a)	GBP	645	330,441
1.75%, 09/07/37(a)	GBP	1,548	1,308,594
1.75%, 07/22/57(a)	GBP	1,133	670,925
2.00%, 09/07/25(a)	GBP	297	344,311
2.50%, 07/22/65(a)	GBP	781	556,982
3.25%, 01/31/33(a)	GBP	1,831	2,015,402
3.25%, 01/22/44(a)	GBP	249	236,367

Security		Par (000)	Value

United Kingdom (continued)
3.50%, 10/22/25(a)	GBP	2,215	$2,628,145
3.50%, 01/22/45(a)	GBP	1,044	1,022,503
3.50%, 07/22/68(a)	GBP	942	872,454
3.75%, 01/29/38(a)	GBP	569	615,032
3.75%, 07/22/52(a)	GBP	807	799,701
3.75%, 10/22/53(a)	GBP	1,145	1,127,129
4.00%, 01/22/60(a)	GBP	797	824,417
4.00%, 10/22/63(a)	GBP	515	530,373
4.13%, 01/29/27(a)	GBP	873	1,046,869
4.25%, 12/07/27(a)	GBP	868	1,049,904
4.25%, 06/07/32(a)	GBP	833	1,001,234
4.25%, 03/07/36(a)	GBP	890	1,038,372
4.25%, 09/07/39(a)	GBP	698	790,863
4.25%, 12/07/40(a)	GBP	1,207	1,356,872
4.25%, 12/07/46(a)	GBP	833	910,109
4.25%, 12/07/49(a)	GBP	1,057	1,146,493
4.25%, 12/07/55(a)	GBP	363	392,932
4.50%, 06/07/28(a)	GBP	970	1,180,872
4.50%, 09/07/34(a)	GBP	1,003	1,208,733
4.50%, 12/07/42(a)	GBP	1,246	1,431,622
4.75%, 12/07/30(a)	GBP	1,700	2,115,897
4.75%, 12/07/38(a)	GBP	856	1,032,830
5.00%, 03/07/25(a)	GBP	834	1,016,087
6.00%, 12/07/28(a)	GBP	1,025	1,337,443

			53,731,463

Total Long-Term Investments — 99.0% (Cost: $1,245,591,813)			1,054,210,040

		Shares

Short-Term Securities

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency
Shares, 5.33%(c)(d)		230,000	230,000

Total Short-Term Securities — 0.0% (Cost: $230,000)			230,000

Total Investments — 99.0% (Cost: $1,245,821,813)			1,054,440,040

Other Assets Less Liabilities — 1.0%			10,339,175

Net Assets — 100.0%			$1,064,779,215

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.

(d)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2023	iShares® International Treasury Bond ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$370,000	$—	$(140,000	)(a)	$—	$—	$230,000	230,000	$39,211	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Foreign Government Obligations	$—	$1,054,210,040	$—	$1,054,210,040
Short-Term Securities
Money Market Funds	230,000	—	—	230,000

	$230,000	$1,054,210,040	$—	$1,054,440,040

See notes to financial statements.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

October 31, 2023

	iShares 1-3 Year International Treasury Bond ETF	iShares International Treasury Bond ETF

ASSETS
Investments, at value — unaffiliated(a)	$73,463,854	$1,054,210,040
Investments, at value — affiliated(b)	10,000	230,000
Cash	1,362	1,824
Foreign currency, at value(c)	409,425	3,123,409
Receivables:
Investments sold	9,789,422	133,568,410
Capital shares sold	—	26,350
Dividends — affiliated	32	11,534
Interest — unaffiliated	391,827	8,307,954

Total assets	84,065,922	1,199,479,521

LIABILITIES
Payables:
Investments purchased	9,891,743	134,388,792
Investment advisory fees	22,063	311,514

Total liabilities	9,913,806	134,700,306

Commitments and contingent liabilities

NET ASSETS	$74,152,116	$1,064,779,215

NET ASSETS CONSIST OF
Paid-in capital	$86,699,080	$1,352,199,096
Accumulated loss	(12,546,964)	(287,419,881)

NET ASSETS	$74,152,116	$1,064,779,215

NET ASSETVALUE
Shares outstanding	1,100,000	28,950,000

Net asset value	$67.41	$36.78

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$76,219,990	$1,245,591,813
(b) Investments, at cost — affiliated	$10,000	$230,000
(c) Foreign currency, at cost	$410,094	$3,137,943

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Statements of Operations

Year Ended October 31, 2023

	iShares 1-3 Year International Treasury Bond ETF	iShares International Treasury Bond ETF

INVESTMENT INCOME
Dividends — affiliated	$558	$39,211
Interest — unaffiliated	1,098,933	18,796,223
Foreign taxes withheld	—	(935)

Total investment income	1,099,491	18,834,499

EXPENSES
Investment advisory	235,843	4,042,882

Total expenses	235,843	4,042,882

Net investment income	863,648	14,791,617

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(5,321,839)	(120,895,432)
Foreign currency transactions	9,032	301,051
In-kind redemptions — unaffiliated(a)	—	(20,288,021)

	(5,312,807)	(140,882,402)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	5,971,884	111,454,938
Foreign currency translations	6,068	86,761

	5,977,952	111,541,699

Net realized and unrealized gain (loss)	665,145	(29,340,703)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,528,793	$(14,549,086)

(a) See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares 1-3 Year International Treasury Bond ETF		iShares International Treasury Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$863,648	$(233,250)	$14,791,617	$2,748,672
Net realized loss	(5,312,807)	(4,722,865)	(140,882,402)	(59,725,111)
Net change in unrealized appreciation (depreciation)	5,977,952	(8,339,810)	111,541,699	(283,541,497)

Net increase (decrease) in net assets resulting from operations	1,528,793	(13,295,925)	(14,549,086)	(340,517,936)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	—	(958,072)	—	(4,625,904)
Return of capital	—	—	(1,281,032)	—

Decrease in net assets resulting from distributions to shareholders	—	(958,072)	(1,281,032)	(4,625,904)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	17,579,973	(6,994,582)	164,251,437	78,292,063

NET ASSETS
Total increase (decrease) in net assets	19,108,766	(21,248,579)	148,421,319	(266,851,777)
Beginning of year	55,043,350	76,291,929	916,357,896	1,183,209,673

End of year	$74,152,116	$55,043,350	$1,064,779,215	$916,357,896

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Financial Highlights

(For a share outstanding throughout each period)

	iShares 1-3 Year International Treasury Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$64.76	$80.31	$81.34	$78.93	$80.16

Net investment income (loss)(a)	0.89	(0.25)	(0.49)	(0.14)	(0.00	)(b)
Net realized and unrealized gain (loss)(c)	1.76	(14.29)	(0.54)	2.55	0.20

Net increase (decrease) from investment operations	2.65	(14.54)	(1.03)	2.41	0.20

Distributions from net investment income(d)	—	(1.01)	—	—	(1.43)

Net asset value, end of year	$67.41	$64.76	$80.31	$81.34	$78.93

Total Return(e)
Based on net asset value	4.09%	(18.32)%	(1.27)%	3.05%	0.25%

Ratios to Average Net Assets(f)
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%

Total expenses after fees waived	0.35%	0.35%	0.35%	0.17%	0.09%

Net investment income (loss)	1.28%	(0.35)%	(0.59)%	(0.18)%	(0.01)%

Supplemental Data
Net assets, end of year (000)	$74,152	$55,043	$76,292	$56,937	$67,090

Portfolio turnover rate(g)	89%	69%	60%	71%	56%

(a)	Based on average shares outstanding.
(b)	Rounds to less than $0.01.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares International Treasury Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$36.88	$51.00	$52.95	$50.76	$47.45

Net investment income(a)	0.50	0.11	0.08	0.21	0.30
Net realized and unrealized gain (loss)(b)	(0.56)	(14.03)	(2.03)	2.10	3.16

Net increase (decrease) from investment operations	(0.06)	(13.92)	(1.95)	2.31	3.46

Distributions(c)
From net investment income	—	(0.20)	—	(0.12)	(0.15)
Return of capital	(0.04)	—	—	—	—

Total distributions	(0.04)	(0.20)	—	(0.12)	(0.15)

Net asset value, end of year	$36.78	$36.88	$51.00	$52.95	$50.76

Total Return(d)
Based on net asset value	(0.14)%	(27.42)%	(3.68)%	4.57%	7.31%

Ratios to Average Net Assets(e)
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%

Net investment income	1.28%	0.26%	0.14%	0.41%	0.62%

Supplemental Data
Net assets, end of year (000)	$1,064,779	$916,358	$1,183,210	$1,082,929	$903,457

Portfolio turnover rate(f)	51%	24%	21%	41%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Notes to Financial Statements

1.     ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

1-3 Year International Treasury Bond	Non-diversified
International Treasury Bond	Non-diversified

2.     SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income, net realized capital gains and/or return of capital for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

The portion of distributions that exceeds each Fund’s current and accumulated earning and profits will constitute a non-taxable return of capital. Distributions in excess of each Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to the Fund’s shareholders and will not constitute non-taxable returns of capital. Return of capital distributions will reduce a shareholder’s cost basis and will result in higher capital gains or lower capital losses when each Fund’s shares on which distributions were received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gains.

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.     INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements (continued)

4.     INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

1-3 Year International Treasury Bond	0.35%
International Treasury Bond	0.35

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the Funds.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

5.	PURCHASES AND SALES

For the year ended October 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

1-3 Year International Treasury Bond	$59,713,662	$58,985,500
International Treasury Bond	657,398,586	577,493,207

For the year ended October 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

1-3 Year International Treasury Bond	$17,420,795	$—
International Treasury Bond	520,160,146	415,797,666

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2023, permanent differences attributable to net operating loss and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

1-3 Year International Treasury Bond	$(3,579,323)	$3,579,323
International Treasury Bond	(57,793,562)	57,793,562

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/23	Year Ended 10/31/22

1-3 Year International Treasury Bond
Ordinary income	$—	$958,072

International Treasury Bond
Ordinary income	$—	$4,625,904
Return of capital	1,281,032	—

	$1,281,032	$4,625,904

As of October 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

1-3 Year International Treasury Bond	$(9,622,101)	$(2,924,863)	$(12,546,964)
International Treasury Bond	(79,839,980)	(207,579,901)	(287,419,881)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and amortization methods for premiums and discounts on fixed income securities.

As of October 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

1-3 Year International Treasury Bond	$76,388,605	$147,653	$(3,062,404)	$(2,914,751)
International Treasury Bond	1,261,877,409	2,567,359	(210,004,728)	(207,437,369)

7.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (continued)

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

8.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/23		Year Ended 10/31/22

iShares ETF	Shares	Amount	Shares	Amount

1-3 Year International Treasury Bond
Shares sold	250,000	$17,579,973	—	$—
Shares redeemed	—	—	(100,000)	(6,994,582)

	250,000	$17,579,973	(100,000)	$(6,994,582)

International Treasury Bond
Shares sold	15,400,000	$602,839,883	5,050,000	$224,304,765
Shares redeemed	(11,300,000)	(438,588,446)	(3,400,000)	(146,012,702)

	4,100,000	$164,251,437	1,650,000	$78,292,063

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

iShares 1-3 Year International Treasury Bond ETF
iShares International Treasury Bond ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended October 31, 2023:

iShares ETF	Foreign Source Income Earned

1-3 Year International Treasury Bond	$1,098,782
International Treasury Bond	18,824,878

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2023:

iShares ETF	Federal Obligation Interest

1-3 Year International Treasury Bond	$371
International Treasury Bond	27,835

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2023:

iShares ETF	Interest Dividends

1-3 Year International Treasury Bond	$1,042,201
International Treasury Bond	21,045,506

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2023:

iShares ETF	Interest-Related Dividends

1-3 Year International Treasury Bond	$581
International Treasury Bond	43,539

I M P O R T A N T T A X I N F O R M A T I O N	33

Board Review and Approval of Investment Advisory Contract

iShares 1-3 Year International Treasury Bond ETF, iShares International Treasury Bond ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited, (together the “Advisory Agreements”), on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreements for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA and BlackRock International Limited; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board further noted that BFA pays BlackRock International Limited for sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement(s).

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA and BlackRock International Limited under the Advisory Agreements for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, including those of the Sub-Advisor(s), as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding investment performance, investment and risk management processes and strategies for BFA and BlackRock International Limited, which were provided at the May 2, 2023 meeting and throughout the year and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	35

Supplemental Information (unaudited)

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of October 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	37

Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).

Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	39

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

DKK	Danish Krone

EUR	Euro

GBP	British Pound

ILS	Israeli Shekel

JPY	Japanese Yen

NOK	Norwegian Krone

NZD	New Zealand Dollar

SEK	Swedish Krona

SGD	Singapore Dollar

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	41

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Want to know more?

iShares.com   |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1003-1023

OCTOBER 31, 2023

2023 Annual Report

iShares Trust

•	iShares J.P. Morgan Broad USD Emerging Markets Bond ETF | BEMB | Cboe BZX

•	iShares J.P. Morgan USD Emerging Markets Bond ETF | EMB | NASDAQ

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	1.39%	10.14%
U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)
International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40
Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Bond Market Overview

Global investment-grade bonds posted positive returns in the 12 months ended October 31, 2023 (the “reporting period”). The Bloomberg Global Aggregate Index, a broad measure of world bond market performance, returned 1.72% in U.S. Dollar terms for the reporting period. Income made a strong contribution to performance following an extended period of rising yields, outweighing the impact of falling prices. Lower-rated, higher-yielding market segments generally outperformed, and short-term debt outpaced longer-term issues. On the other hand, interest-rate sensitive investments—particularly developed-market government bonds—typically experienced weak relative performance.

The falling prices for government bonds reflected the global interest-rate backdrop. Persistent inflation compelled developed-market central banks to continue raising rates. While the pace of rate hikes slowed, investors began to anticipate that rates were likely to remain “higher for longer.” This trend was particularly evident in the United States, where stronger-than-expected growth prompted the markets to push out expectations for the central bank’s first rate cut. At the beginning of the period, the futures markets were indicating that the U.S. Federal Reserve’s (Fed’s) initial rate reduction would occur in the second half of 2023. In contrast, the expected timing had shifted to late 2024 by the end of October. Japan was a notable outlier compared to its developed-market peers, as the combination of lower relative inflation and tepid economic growth prompted the nation’s central bank to maintain a highly accommodative interest rate policy.

Credit-oriented market segments delivered generally positive performance and outpaced government debt. Investors appeared to be encouraged that the slowdown in global growth was less severe than expected. In addition, corporate earnings—while slowing—exceeded the depressed expectations that were in place in late 2022. These developments fueled a healthy appetite for risk among investors, leading to outperformance for lower-rated investment-grade corporates and high yield bonds.

Emerging markets debt also held up well versus developed market government issues. The category was helped by a robust contribution from income, as well as its lower interest-rate sensitivity in relation to higher-rated, developed market bonds. Additionally, emerging market central banks were seen as being closer to the point at which they could begin cutting rates than their larger peers. The asset class further benefited from the generally positive, “risk-on” tone that was in place for much of the period.

Currency movements had a meaningful impact on returns for bonds denominated in foreign currencies. The U.S. Dollar fell sharply in the first two months of the period due to the growing view that the Fed was set to move to a neutral policy, boosting returns for non-U.S. bonds. On the other hand, the Dollar’s rally from mid-July onward reversed all of its previous gains, weighing on returns for the international markets.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® J.P. Morgan Broad USD Emerging Markets Bond ETF

Investment Objective

The iShares J.P. Morgan Broad USD Emerging Markets Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated bonds issued by emerging market sovereign, quasi-sovereign, and corporate entities, as represented by the J.P. Morgan EM Sovereign and Corporate Credit Core Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in that Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	(0.48)%
Fund Market	0.06
Index	(0.48)

The inception date of the Fund was February 22, 2023. The first day of secondary market trading was February 24, 2023.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$973.60	$0.90		$1,000.00	$1,024.30	$0.92		0.18%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2023 (continued)	iShares® J.P. Morgan Broad USD Emerging Markets Bond ETF

Portfolio Management Commentary

Emerging market bonds posted negative returns in the time from the Fund’s inception on February 22, 2023, through the end of the reporting period on October 31, 2023.

Despite the negative return, the investment backdrop was in fact quite favorable from the beginning of the period through the end of July. During this time, investors appeared to be encouraged by the combination of positive global growth and expectations that the U.S. Federal Reserve and other developed market central banks would soon pause their long series of interest rate increases. The market environment grew less supportive in August, however, as a spike in oil prices raised fears that a reacceleration of inflation would compel central banks to keep rates “higher for longer.” This development, together with rising concerns about the United States’ growing government debt, caused U.S. Treasury yields to spike and pressured returns across the world bond markets. Investor sentiment further deteriorated after the outbreak of violence in the Middle East raised fears about the possibility of a broader regional conflict. While these factors caused prices to fall in September and October, the Index posted only a modest loss for the full period due to the combination of income and its earlier gains.

At the regional level, Europe registered a gain behind strong returns for Turkey and several other smaller countries in the region. Africa was also a source of positive performance, with Nigeria and Ghana leading the way higher. Asia finished in line with the Index, with gains for South Korea and India offsetting weaker showings for China, Hong Kong and Taiwan. The Middle East and Latin America regions both lagged the Index.

Despite the “risk-off” environment late in the period, lower-quality bonds generally outperformed the broader market due to their lower degree of interest rate sensitivity. Similarly, shorter-term issues held up well relative to more rate-sensitive, longer-dated securities.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Rating*	Percent of Total Investments	(a)
Aa	7.9%
A	16.1
Baa	32.3
Ba	14.7
B	12.0
Caa	3.1
Ca	1.1
Not Rated	12.8

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
China	6.5%
Mexico	4.5
Saudi Arabia	4.2
United Arab Emirates	4.2
Turkey	4.1
Brazil	3.9
Indonesia	3.7
India	3.3
Qatar	3.3
Philippines	3.1

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® J.P. Morgan USD Emerging Markets Bond ETF

Investment Objective

The iShares J.P. Morgan USD Emerging Markets Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market bonds, as represented by the J.P. Morgan EMBI® Global Core Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	7.46%	(0.46)%	1.49%	7.46%	(2.30)%	15.94%
Fund Market	8.12	(0.44)	1.46	8.12	(2.18)	15.63
Index	7.65	(0.29)	1.88	7.65	(1.44)	20.46

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$971.80	$1.94		$1,000.00	$1,023.20	$1.99		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2023 (continued)	iShares® J.P. Morgan USD Emerging Markets Bond ETF

Portfolio Management Commentary

Emerging market sovereign bonds posted positive returns and strongly outperformed developed-market government debt in the 12-month reporting period.

Whereas many segments of the world bond market were hurt by continued interest rate increases by the U.S. Federal Reserve (Fed) and other major central banks, emerging market bonds were relatively insulated due to their lower interest rate sensitivity. The category also benefited from its higher yields, which contributed meaningfully to its total return. Emerging market debt was further helped by better-than-expected global growth and the concurrent improvement in investors’ appetite for risk. In addition, emerging market central banks were generally expected to pursue less restrictive monetary policies than their developed market peers. Together, these factors helped the asset class finish as one of the top performing categories in the global fixed-income market.

With a small number of exceptions, the majority of the countries represented in the Index delivered positive total returns. Africa was the strongest performer at the regional level, but the effect on the Index return was limited due to the region’s relatively small weighting. Europe also outperformed, as the concerns about the economic impact of the war in Ukraine gradually dissipated. Latin America underperformed slightly, with the two largest markets in the region—Brazil and Mexico—finishing behind the Index. Asia also lagged, largely as a result of depressed investor sentiment caused by China’s weaker-than-expected reopening following its COVID-19 lockdowns. The Middle East region, while producing a positive return, was the weakest performer due in part to the fact that it had already registered a robust gain in the eight-month span prior to the beginning of the reporting period.

Bonds with maturities of less than three years outperformed, but returns were fairly consistent across the remainder of the maturity spectrum. Mirroring a trend that was visible throughout the global fixed-income markets, lower-rated securities outpaced higher-rated issues.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Rating*	Percent of Total Investments	(a)
Aa	6.3%
A	14.2
Baa	31.3
Ba	16.7
B	12.8
Caa	5.5
Ca	2.1
Not Rated	11.1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Mexico	5.8%
Saudi Arabia	5.8
Indonesia	5.2
Turkey	5.2
United Arab Emirates	4.6
Qatar	4.1
Brazil	3.8
Oman	3.6
Philippines	3.6
China	3.6

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	9

Schedule of Investments October 31, 2023	iShares® J.P. Morgan Broad USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Argentina — 0.3%
YPF SA, 9.00%, 06/30/29(a)	$150	$130,875

Azerbaijan — 0.5%
Southern Gas Corridor CJSC, 6.88%, 03/24/26(a)	200	196,822

Brazil — 2.7%
Banco do Brasil SA, 6.25%, 04/18/30(a)	200	191,275
Braskem Netherlands Finance BV, 4.50%, 01/10/28 (Call 10/10/27)(a)	200	168,940
Itau Unibanco Holding SA/Cayman Island, 7.86%, (Call 03/19/24), (5-year CMT + 3.863%)(a)(b)(c)	200	193,500
Petrobras Global Finance BV 5.09%, 01/15/30	100	91,751
6.90%, 03/19/49	100	89,993
Suzano Austria GmbH, 5.00%, 01/15/30 (Call 10/15/29)	200	179,950
Vale Overseas Ltd., 8.25%, 01/17/34	100	108,953

		1,024,362

Chile — 1.4%
Colbun SA, 3.15%, 03/06/30 (Call 12/06/29)(a)	200	162,910
Corp. Nacional del Cobre de Chile, 4.50%, 08/01/47 (Call 02/01/47)(a)	200	137,400
Enel Chile SA, 4.88%, 06/12/28 (Call 03/12/28)	100	92,927
Latam Airlines Group SA, 13.38%, 10/15/29 (Call 10/15/25)(a)(d)	50	53,694
Telefonica Moviles Chile SA, 3.54%, 11/18/31 (Call 08/18/31)(a)	150	103,905

		550,836

China — 6.0%
Alibaba Group Holding Ltd., 4.50%, 11/28/34 (Call 05/28/34)	200	168,272
Amipeace Ltd., 2.25%, 10/22/30(a)	200	158,580
BOC Aviation Ltd., 3.50%, 09/18/27 (Call 06/18/27)(a)	200	182,860
China Cinda 2020 I Management Ltd., 3.13%, 03/18/30 (Call 12/18/29)(a)	200	160,404
China Construction Bank Corp., 2.45%, 06/24/30 (Call 06/24/25), (5-year CMT + 2.150%)(a)(c)	200	188,724
CNAC HK Finbridge Co. Ltd., 4.13%, 07/19/27(a)	200	185,710
CNOOC Finance 2013 Ltd., 3.30%, 09/30/49 (Call 03/30/49)	200	122,010
Huarong Finance II Co. Ltd., 4.88%, 11/22/26(a)	200	176,652
ICBCIL Finance Co. Ltd., 2.13%, 01/27/25(a)	200	190,500
Industrial & Commercial Bank of China Ltd./Singapore, 1.20%, 09/09/25(a)	200	184,240
Prosus NV, 4.19%, 01/19/32 (Call 10/19/31)(a)	300	230,775
Sinopec Group Overseas Development 2018 Ltd., 2.70%, 05/13/30 (Call 02/13/30)(a)	200	168,900
Tencent Holdings Ltd., 2.88%, 04/22/31 (Call 01/22/31)(a)	200	158,752

		2,276,379

Colombia — 0.9%
Avianca Midco 2 Ltd., 9.00%, 12/01/28 (Call 12/01/24)(a)	100	82,875
Ecopetrol SA 4.63%, 11/02/31 (Call 08/02/31)	100	74,650
6.88%, 04/29/30 (Call 01/29/30)	100	89,645
8.88%, 01/13/33 (Call 10/13/32)	100	95,600

		342,770

Ghana — 0.4%
Tullow Oil PLC, 10.25%, 05/15/26 (Call 11/10/23)(a)	200	171,375

Security	Par (000)	Value

Guatemala — 0.8%
CT Trust, 5.13%, 02/03/32 (Call 02/03/27)(a)	$200	$153,000
Millicom International Cellular SA, 4.50%, 04/27/31 (Call 04/27/26)(a)	200	149,060

		302,060

Hong Kong — 1.8%
AIA Group Ltd., 3.20%, 09/16/40 (Call 03/16/40)(a)	200	128,272
Melco Resorts Finance Ltd., 5.25%, 04/26/26 (Call 11/30/23)(a)	200	182,834
NWD MTN Ltd., 4.13%, 07/18/29(a)	200	129,986
Prudential Funding Asia PLC, 3.13%, 04/14/30	50	41,712
Seaspan Corp., 5.50%, 08/01/29 (Call 08/01/24)(a)	50	38,340
Wheelock MTN BVI Ltd., 2.38%, 01/25/26(a)	200	184,396

		705,540

India — 2.8%
Delhi International Airport Ltd., 6.45%, 06/04/29(a)	200	181,192
Greenko Dutch BV, 3.85%, 03/29/26 (Call 11/30/23)(a)	185	164,534
JSW Steel Ltd., 3.95%, 04/05/27 (Call 10/05/26)(a)	200	171,250
Network i2i Ltd., 5.65%, (Call 01/15/25), (5-year CMT + 4.274%)(a)(b)(c)	200	193,632
Power Finance Corp. Ltd., 3.95%, 04/23/30(a)	200	170,868
Reliance Industries Ltd., 2.88%, 01/12/32(a)	250	194,608

		1,076,084

Indonesia — 1.4%
Freeport Indonesia PT, 5.32%, 04/14/32 (Call 01/01/32)(a)	200	177,652
Minejesa Capital BV, 4.63%, 08/10/30(a)	200	178,028
Pertamina Persero PT, 5.63%, 05/20/43(a)	200	168,646

		524,326

Israel — 2.1%
Energian Israel Finance Ltd. 4.88%, 03/30/26 (Call 12/30/25)(e)	50	43,845
5.88%, 03/30/31 (Call 09/30/30)(e)	50	39,688
Israel Electric Corp. Ltd., 4.25%, 08/14/28(e)	200	174,875
Leviathan Bond Ltd., 6.50%, 06/30/27 (Call 12/30/26)(e)	100	87,250
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/26	250	218,272
4.10%, 10/01/46	100	59,162
5.13%, 05/09/29 (Call 02/09/29)	200	172,750

		795,842

Kazakhstan — 0.4%
KazMunayGas National Co. JSC, 3.50%, 04/14/33 (Call 10/14/32)(a)	200	145,500

Kuwait — 0.9%
Equate Petrochemical BV, 2.63%, 04/28/28 (Call 01/28/28)(a)	200	170,554
NBK Tier 1 Financing 2 Ltd., 4.50%, (Call 08/27/25)(a)(b)(c)	200	183,000

		353,554

Luxembourg — 0.4%
Altice Financing SA, 5.00%, 01/15/28 (Call 11/30/23)(a)	200	162,360

Macau — 1.6%
MGM China Holdings Ltd., 5.88%, 05/15/26 (Call 11/10/23)(a)	200	186,144
Sands China Ltd., 3.10%, 03/08/29 (Call 01/08/29)	300	240,621
Wynn Macau Ltd., 5.63%, 08/26/28 (Call 11/10/23)(a)	200	166,600

		593,365

Malaysia — 1.7%
Axiata SPV2 Bhd, 2.16%, 08/19/30 (Call 05/19/30)(a)	200	157,306
Gohl Capital Ltd., 4.25%, 01/24/27(a)	200	182,810

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan Broad USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Malaysia (continued)
Petronas Capital Ltd. 2.48%, 01/28/32 (Call 10/28/31)(a)	$200	$155,242
4.55%, 04/21/50 (Call 10/21/49)(a)	200	153,412

		648,770

Mexico — 3.0%
America Movil SAB de CV, 4.70%, 07/21/32 (Call 04/21/32)	200	178,968
BBVA Bancomer SA/Texas, 5.13%, 01/18/33 (Call 01/17/28), (5-year CMT + 2.650%)(a)(c)	200	168,640
Cemex SAB de CV, 3.88%, 07/11/31 (Call 07/11/26)(a)	200	162,300
Coca-Cola Femsa SAB de CV, 1.85%, 09/01/32 (Call 06/01/32)	150	107,899
Grupo Televisa SAB, 6.63%, 01/15/40	50	47,000
Petroleos Mexicanos 6.63%, 06/15/35	30	19,725
6.70%, 02/16/32 (Call 11/16/31)	100	73,000
6.75%, 09/21/47	200	113,200
6.88%, 08/04/26	100	91,825
7.69%, 01/23/50 (Call 07/23/49)	100	61,750
8.75%, 06/02/29 (Call 04/02/29)	100	87,890
Southern Copper Corp., 6.75%, 04/16/40	50	49,480

		1,161,677

Morocco — 0.4%
OCP SA, 6.88%, 04/25/44(a)	200	163,500

Panama — 0.4%
C&W Senior Financing DAC, 6.88%, 09/15/27 (Call 11/10/23)(a)	200	170,960

Paraguay — 0.5%
Telefonica Celular del Paraguay SA, 5.88%, 04/15/27 (Call 11/10/23)(a)	200	180,300

Peru — 1.0%
Banco de Credito del Peru SA, 3.13%, 07/01/30 (Call 07/01/25), (5-year CMT + 3.000%)(a)(c)	100	91,375
Consorcio Transmantaro SA, 4.70%, 04/16/34(a)	200	172,944
Petroleos del Peru SA, 4.75%, 06/19/32(a)	200	132,998

		397,317

Philippines — 0.4%
SMC Global Power Holdings Corp., 7.00%, (Call 10/21/25), (5-year CMT + 9.199%)(a)(b)(c)	200	158,300

Qatar — 0.8%
Qatar Petroleum, 3.13%, 07/12/41 (Call 01/12/41)(a)	200	131,250
QNB Finance Ltd., 1.38%, 01/26/26(a)	200	179,180

		310,430

Saudi Arabia — 1.4%
Gaci First Investment Co., 5.25%, 10/13/32 (Call 07/13/32)(a)	200	189,750
Riyad Sukuk Ltd., 3.17%, 02/25/30 (Call 02/25/25), (5-year CMT + 1.791%)(a)(c)	200	190,064
Saudi Arabian Oil Co., 4.38%, 04/16/49(a)	200	146,250

		526,064

Singapore — 1.9%
DBS Group Holdings Ltd., 1.82%, 03/10/31 (Call 03/10/26), (5-year CMT + 1.100%)(a)(c)	200	181,120
Oversea-Chinese Banking Corp. Ltd., 1.83%, 09/10/30 (Call 09/10/25), (5-year CMT + 1.580%)(a)(c)	200	184,232
SingTel Group Treasury Pte Ltd., 2.38%, 08/28/29 (Call 05/28/29)(a)	200	168,102

Security	Par (000)	Value

Singapore (continued)
United Overseas Bank Ltd., 2.00%, 10/14/31 (Call 10/14/26), (5-year CMT + 1.230%)(a)(c)	$200	$176,910

		710,364

South Africa — 0.9%
Anglo American Capital PLC, 2.88%, 03/17/31 (Call 12/17/30)(a)	200	155,210
Sasol Financing USA LLC, 6.50%, 09/27/28 (Call 06/27/28)	200	175,700

		330,910

South Korea — 2.0%
POSCO, 5.75%, 01/17/28(a)	200	196,768
Shinhan Bank Co. Ltd., 1.38%, 10/21/26(a)	200	175,944
SK Hynix Inc., 6.38%, 01/17/28(a)	200	197,740
Woori Bank, 4.25%, (Call 10/04/24), (5-year CMT + 2.664%)(a)(b)(c)	200	192,375

		762,827

Taiwan — 1.5%
TSMC Arizona Corp. 3.13%, 10/25/41 (Call 04/25/41)	200	137,530
3.88%, 04/22/27 (Call 03/22/27)	300	283,623
TSMC Global Ltd., 2.25%, 04/23/31 (Call 01/23/31)(a)	200	157,292

		578,445

Thailand — 1.2%
Bangkok Bank PCL/Hong Kong, 3.73%, 09/25/34 (Call 09/25/29), (5-year CMT + 1.900%)(a)(c)	200	162,190
Kasikornbank PCL/Hong Kong, 3.34%, 10/02/31 (Call 10/02/26), (5-year CMT + 1.700%)(a)(c)	200	176,362
Thaioil Treasury Center Co. Ltd., 3.50%, 10/17/49(a)	200	109,162

		447,714

Turkey — 0.5%
Turkiye Vakiflar Bankasi TAO, 5.25%, 02/05/25(a)	200	193,000

United Arab Emirates — 2.4%
Abu Dhabi National Energy Co. PJSC, 6.50%, 10/27/36(a)	100	105,326
DIB Sukuk Ltd., 4.80%, 08/16/28(a)	200	193,052
DP World Ltd./United Arab Emirates, 6.85%, 07/02/37(a)	100	98,500
First Abu Dhabi Bank PJSC, 4.50%, (Call 04/05/26), (5-year CMT + 4.138%)(a)(b)(c)	200	187,250
Galaxy Pipeline Assets Bidco Ltd., 2.16%, 03/31/34(a)	170	136,972
MDGH GMTN RSC Ltd., 5.50%, 04/28/33 (Call 01/28/33)(a)	200	193,500

		914,600

United Kingdom — 2.2%
CK Hutchison International 19 II Ltd., 2.75%, 09/06/29 (Call 06/06/29)(a)	300	253,944
Standard Chartered PLC
4.64%, 04/01/31 (Call 04/01/30), (1-year CMT + 3.850%)(a)(c)	200	175,855
6.17%, 01/09/27 (Call 01/09/26), (1-year CMT + 2.050%)(a)(c)	200	198,223
6.30%, 01/09/29 (Call 01/09/28), (1-year CMT + 2.450%)(a)(c)	200	195,334

		823,356

United States — 0.9%
Flex Ltd., 4.88%, 06/15/29 (Call 03/15/29)	200	182,912

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan Broad USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United States (continued)
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc.
3.00%, 05/15/32 (Call 02/15/32)	$100	$72,276
5.75%, 04/01/33 (Call 01/01/33)	100	87,984

		343,172

Zambia — 0.5%
First Quantum Minerals Ltd., 6.88%, 03/01/26 (Call 11/10/23)(a)	200	175,450

Total Corporate Bonds & Notes — 48.0% (Cost: $19,270,375)		18,349,206

Foreign Government Obligations(f)

Angola — 0.6%
Angolan Government International Bond, 8.75%, 04/14/32(a)	300	234,750

Argentina — 0.9%
Argentine Republic Government International Bond 0.75%, 07/09/30 (Call 12/01/23)(g)	330	91,740
1.00%, 07/09/29 (Call 12/01/23)	50	13,375
3.50%, 07/09/41 (Call 12/01/23)(g)	220	57,269
3.63%, 07/09/35 (Call 12/01/23)(g)	420	103,320
3.63%, 07/09/46 (Call 12/01/23)(d)(g)	50	12,400
5.00%, 01/09/38 (Call 12/01/23)(g)	225	67,725

		345,829

Bahrain — 1.9%
Bahrain Government International Bond 5.63%, 09/30/31(a)	200	173,750
5.63%, 05/18/34(a)	200	163,750
7.38%, 05/14/30(a)	200	197,250
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25(a)	200	199,000

		733,750

Brazil — 1.2%
Brazilian Government International Bond 2.88%, 06/06/25	200	189,932
5.63%, 02/21/47	200	153,300
8.25%, 01/20/34	100	106,950

		450,182

Chile — 1.2%
Chile Government International Bond 2.45%, 01/31/31 (Call 10/31/30)	200	160,600
4.00%, 01/31/52 (Call 07/31/51)(d)	200	137,500
4.34%, 03/07/42 (Call 09/07/41)	200	154,500

		452,600

China — 0.4%
China Government International Bond, 1.75%, 10/26/31	200	158,868

Colombia — 1.5%
Colombia Government International Bond 4.13%, 02/22/42 (Call 08/22/41)	200	118,500
4.13%, 05/15/51 (Call 11/15/50)	200	110,000
6.13%, 01/18/41	200	152,000
8.00%, 04/20/33 (Call 01/20/33)	200	194,700

		575,200

Costa Rica — 0.5%
Costa Rica Government International Bond, 6.13%, 02/19/31(a)	200	190,000

Security	Par (000)	Value

Dominican Republic — 2.2%
Dominican Republic International Bond 4.88%, 09/23/32(a)	$150	$121,275
5.30%, 01/21/41(a)	150	108,900
5.50%, 02/22/29 (Call 12/22/28)(a)	200	181,900
6.40%, 06/05/49(a)	150	117,300
6.85%, 01/27/45(a)	100	83,250
6.88%, 01/29/26(a)	150	149,173
7.45%, 04/30/44(a)	100	89,900

		851,698

Ecuador — 0.6%
Ecuador Government International Bond 0.00%, 07/31/30(a)(h)	25	7,413
2.50%, 07/31/40(a)(g)	120	40,140
6.00%, 07/31/30(a)(g)	155	78,507
6.90%, 07/31/35(a)(g)	300	113,700

		239,760

Egypt — 1.7%
Egypt Government International Bond 6.59%, 02/21/28(a)	200	127,000
7.60%, 03/01/29(a)	200	124,000
7.63%, 05/29/32(a)	200	114,000
8.88%, 05/29/50(a)	200	105,500
Egyptian Financial Co. for Sovereign Taskeek (The), 10.88%, 02/28/26(a)	200	184,750

		655,250

El Salvador — 0.2%
El Salvador Government International Bond, 7.12%, 01/20/50(Call 07/20/49)(a)	150	93,300

Ghana — 0.3%
Ghana Government International Bond, 8.13%, 03/26/32(a)(i)(j)	300	126,750

Hungary — 1.3%
Hungary Government International Bond 5.25%, 06/16/29(a)	300	282,513
6.75%, 09/25/52(a)	200	185,000
7.63%, 03/29/41	40	40,988

		508,501

India — 0.4%
Export-Import Bank of India, 3.25%, 01/15/30(a)	200	168,382

Indonesia — 2.3%
Indonesia Government International Bond 3.70%, 10/30/49	200	135,180
3.85%, 10/15/30	200	177,668
4.55%, 01/11/28 (Call 12/11/27)	200	192,126
4.85%, 01/11/33 (Call 10/11/32)	200	186,460
Perusahaan Penerbit SBSN Indonesia III, 1.50%, 06/09/26(a)	200	179,820

		871,254

Jamaica — 0.6%
Jamaica Government International Bond, 8.00%, 03/15/39	200	221,300

Jordan — 0.4%
Jordan Government International Bond, 5.85%, 07/07/30(a)	200	168,750

Kazakhstan — 0.5%
Kazakhstan Government International Bond, 6.50%, 07/21/45(a)	200	196,000

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan Broad USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kenya — 0.4%
Republic of Kenya Government International Bond, 8.00%, 05/22/32(a)	$200	$156,750

Kuwait — 0.5%
Kuwait International Government Bond, 3.50%, 03/20/27(a)	200	189,317

Lebanon — 0.1%
Lebanon Government International Bond 0.00%, 11/27/26(a)(h)(i)(j)	200	11,738
6.65%, 02/26/30(a)(i)(j)	150	9,206

		20,944

Mexico — 1.4%
Mexico Government International Bond 4.28%, 08/14/41 (Call 02/14/41)	200	142,100
5.00%, 04/27/51 (Call 10/27/50)	200	146,804
5.55%, 01/21/45(d)	50	41,375
6.35%, 02/09/35 (Call 11/09/34)	200	190,600

		520,879

Morocco — 0.4%
Morocco Government International Bond, 3.00%, 12/15/32(a)	200	149,250

Nigeria — 1.3%
Nigeria Government International Bond 7.70%, 02/23/38(a)	200	142,000
8.38%, 03/24/29(a)	200	174,750
8.75%, 01/21/31(a)	200	171,250

		488,000

Oman — 2.3%
Oman Government International Bond 5.63%, 01/17/28(a)	300	289,128
6.00%, 08/01/29(a)	200	194,000
6.75%, 10/28/27(a)	200	201,687
6.75%, 01/17/48(a)	200	178,250

		863,065

Pakistan — 0.3%
Pakistan Global Sukuk Programme Co. Ltd. (The), 7.95%, 01/31/29(a)	200	118,856

Panama — 1.9%
Panama Government International Bond 2.25%, 09/29/32 (Call 06/29/32)	300	202,800
3.16%, 01/23/30 (Call 10/23/29)	200	160,400
3.87%, 07/23/60 (Call 01/23/60)	200	104,400
4.50%, 05/15/47 (Call 11/15/46)	200	128,500
4.50%, 04/16/50 (Call 10/16/49)	200	124,300

		720,400

Peru — 1.4%
Peruvian Government International Bond 2.78%, 01/23/31 (Call 10/23/30)	200	160,200
3.00%, 01/15/34 (Call 10/15/33)	100	75,450
3.30%, 03/11/41 (Call 09/11/40)	50	33,025
3.55%, 03/10/51 (Call 09/10/50)	50	31,275
3.60%, 01/15/72 (Call 07/15/71)	100	56,400
5.63%, 11/18/50	200	176,200

		532,550

Philippines — 2.6%
Philippine Government International Bond 1.65%, 06/10/31	200	149,536
3.00%, 02/01/28	200	180,230

Security	Par (000)	Value

Philippines (continued)
3.20%, 07/06/46	$200	$125,386
3.75%, 01/14/29	200	183,564
3.95%, 01/20/40	200	152,766
6.38%, 10/23/34	100	102,646
10.63%, 03/16/25	100	106,573

		1,000,701

Poland — 1.1%
Republic of Poland Government International Bond 3.25%, 04/06/26	60	56,818
4.88%, 10/04/33 (Call 07/04/33)	100	92,487
5.50%, 11/16/27 (Call 08/16/27)	70	70,285
5.50%, 04/04/53 (Call 10/04/52)	130	114,201
5.75%, 11/16/32 (Call 08/16/32)	70	69,274

		403,065

Qatar — 2.4%
Qatar Government International Bond 3.40%, 04/16/25(a)	300	289,950
3.75%, 04/16/30(a)	200	182,500
4.40%, 04/16/50(a)	200	154,125
5.10%, 04/23/48(a)	200	170,812
9.75%, 06/15/30(a)	100	123,214

		920,601

Romania — 1.3%
Romanian Government International Bond 3.00%, 02/14/31(a)	100	79,000
3.63%, 03/27/32(a)	100	78,952
5.25%, 11/25/27(a)	150	144,897
6.13%, 01/22/44(a)	100	86,030
7.63%, 01/17/53(a)	100	97,601

		486,480

Saudi Arabia — 2.8%
Saudi Government International Bond 3.25%, 10/26/26(a)	200	187,000
3.63%, 03/04/28(a)	200	184,750
4.38%, 04/16/29(a)	200	187,500
4.50%, 10/26/46(a)	200	149,750
5.00%, 04/17/49(a)	200	158,750
5.50%, 10/25/32(a)	200	195,750

		1,063,500

Senegal — 0.4%
Senegal Government International Bond, 6.25%, 05/23/33(a)	200	158,250

South Africa — 1.2%
Republic of South Africa Government International Bond 4.85%, 09/27/27	200	184,250
5.00%, 10/12/46	200	121,000
5.88%, 04/20/32	200	168,750

		474,000

South Korea — 1.0%
Korea Electric Power Corp., 5.38%, 04/06/26(a)	200	198,658
Korea Gas Corp., 3.88%, 07/13/27(a)	200	188,056

		386,714

Sri Lanka — 0.5%
Sri Lanka Government International Bond, 6.20%, 05/11/27(a)(i)(j)	400	198,036

Supranational — 0.8%
Africa Finance Corp., 3.75%, 10/30/29(a)	200	161,368

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan Broad USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Supranational (continued)
African Export-Import Bank (The), 3.99%, 09/21/29 (Call 06/23/29)(a)	$200	$161,618

		322,986

Turkey — 3.5%
Hazine Mustesarligi Varlik Kiralama AS, 9.76%, 11/13/25(a)	200	206,500
Turkey Government International Bond 4.75%, 01/26/26	200	187,500
5.25%, 03/13/30	200	165,000
5.75%, 05/11/47	200	130,250
6.00%, 03/25/27	200	187,750
8.00%, 02/14/34	50	46,687
9.38%, 01/19/33	200	199,750
9.88%, 01/15/28	200	209,250

		1,332,687

Ukraine — 0.5%
Ukraine Government International Bond 7.25%, 03/15/35(a)(i)(j)	200	50,300
7.75%, 09/01/24(a)(i)(j)	150	42,729
7.75%, 09/01/26(a)(i)(j)	100	28,000
9.75%, 11/01/30(a)(i)(j)	200	58,000

		179,029

United Arab Emirates — 1.8%
Abu Dhabi Government International Bond 1.88%, 09/15/31(a)	200	155,746
3.13%, 10/11/27(a)	200	184,184
4.13%, 10/11/47(a)	200	148,938
UAE International Government Bond, 4.05%, 07/07/32(a)	200	182,062

		670,930

Uruguay — 1.2%
Uruguay Government International Bond 4.38%, 10/27/27	110	108,644
4.38%, 01/23/31 (Call 10/23/30)	100	94,312
4.98%, 04/20/55	110	91,630
5.10%, 06/18/50	200	172,400

		466,986

Total Foreign Government Obligations — 49.8% (Cost: $20,067,154)		19,066,100

Total Long-Term Investments — 97.8% (Cost: $39,337,529)		37,415,306

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.5%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(k)(l)(m)	590,000	$590,000

Total Short-Term Securities — 1.5% (Cost: $590,000)		590,000

Total Investments — 99.3% (Cost: $39,927,529)		38,005,306

Other Assets Less Liabilities — 0.7%		260,636

Net Assets — 100.0%		$38,265,942

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)	Perpetual security with no stated maturity date.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	All or a portion of this security is on loan.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	U.S. dollar denominated security issued by foreign domiciled entity.
(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)	Zero-coupon bond.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Non-income producing security.
(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.
(m)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 02/22/23	(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$—		$590,000	(b)	$—	$—	$—	$590,000	590,000	$16,932	(c)	$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan Broad USD Emerging Markets Bond ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$18,349,206	$—	$18,349,206
Foreign Government Obligations	—	19,066,100	—	19,066,100
Short-Term Securities
Money Market Funds	590,000	—	—	590,000

	$590,000	$37,415,306	$—	$38,005,306

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments October 31, 2023	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Azerbaijan — 0.4%
Southern Gas Corridor CJSC, 6.88%, 03/24/26(a)	$43,957	$43,258,523

Bahrain — 0.2%
Oil and Gas Holding Co. BSCC (The), 7.50%, 10/25/27(a)	22,421	22,505,079

British Virgin Islands — 0.2%
Sinopec Group Overseas Development 2015 Ltd., 3.25%, 04/28/25(a)	19,674	18,964,752

Chile — 0.9%
Corp. Nacional del Cobre de Chile
3.00%, 09/30/29 (Call 06/30/29)(a)	15,354	12,720,175
3.15%, 01/14/30 (Call 10/14/29)(a)	13,900	11,460,550
3.63%, 08/01/27 (Call 05/01/27)(a)	17,704	16,128,344
3.70%, 01/30/50 (Call 07/30/49)(a)	37,833	22,207,971
4.38%, 02/05/49 (Call 08/05/48)(a)	18,138	12,261,288
4.50%, 08/01/47 (Call 02/01/47)(a)	17,304	11,887,848
5.95%, 01/08/34 (Call 10/08/33)(b)	17,550	16,303,950
5.95%, 01/08/34 (Call 10/08/33)(a)	800	743,200
Empresa de Transporte de Pasajeros Metro SA, 4.70%, 05/07/50 (Call 11/07/49)(a)	14,112	10,124,654

		113,837,980

China — 1.9%
CNAC HK Finbridge Co. Ltd.
3.00%, 09/22/30(a)	14,243	11,445,675
4.13%, 07/19/27(a)	13,851	12,861,346
5.13%, 03/14/28(a)	24,445	23,315,641
Minmetals Bounteous Finance BVI Ltd., 3.38%, (Call 09/03/24), (5-year CMT + 5.209%)(a)(c)(d)	13,674	13,339,944
Sinopec Group Overseas Development 2012 Ltd., 4.88%, 05/17/42(a)	14,213	12,151,404
Sinopec Group Overseas Development 2017 Ltd., 3.63%, 04/12/27(a)	14,522	13,636,013
Sinopec Group Overseas Development 2018 Ltd.
1.45%, 01/08/26(a)	15,895	14,573,649
2.15%, 05/13/25 (Call 04/13/25)(a)	12,376	11,699,528
2.30%, 01/08/31 (Call 10/08/30)(a)	16,786	13,577,524
2.70%, 05/13/30 (Call 02/13/30)(a)	20,928	17,673,696
2.95%, 11/12/29 (Call 08/12/29)(a)	14,203	12,342,691
SPIC MTN Co. Ltd., 1.63%, 07/27/25(a)	13,642	12,693,744
State Grid Overseas Investment 2016 Ltd., 3.50%, 05/04/27(a)	33,469	31,318,617
State Grid Overseas Investment BVI Ltd., 1.63%, 08/05/30 (Call 05/05/30)(a)	16,456	12,800,958
Three Gorges Finance I Cayman Islands Ltd., 3.15%, 06/02/26(a)	13,656	12,873,375

		226,303,805

Hong Kong — 0.2%
China Life Insurance Overseas Co. Ltd., 5.35%, 08/15/33, (5-year CMT + 1.232%)(a)(d)	27,800	26,993,800

Indonesia — 1.0%
Indonesia Asahan Aluminium Persero PT
4.75%, 05/15/25 (Call 04/15/25)(a)	9,059	8,846,114
5.45%, 05/15/30 (Call 02/15/30)(a)	9,482	8,763,359
Pelabuhan Indonesia Persero PT, 4.25%, 05/05/25(a)	9,080	8,783,901
Pertamina Persero PT 1.40%, 02/09/26 (Call 01/09/26)(a)	8,874	7,992,279

Security	Par (000)	Value

Indonesia (continued)
4.18%, 01/21/50 (Call 07/21/49)(a)	$9,163	$6,095,594
5.63%, 05/20/43(a)	13,635	11,497,441
6.00%, 05/03/42(a)	11,615	10,233,163
6.45%, 05/30/44(a)	13,741	12,667,278
Perusahaan Listrik Negara PT, 4.13%, 05/15/27(a)	13,683	12,820,629
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.00%, 06/30/50 (Call 12/30/49)(a)	9,661	5,876,690
5.25%, 10/24/42(a)	9,475	7,399,312
5.45%, 05/21/28(a)	9,106	8,823,168
6.15%, 05/21/48(a)	9,242	7,832,595

		117,631,523

Malaysia — 1.7%
Petronas Capital Ltd. 2.48%, 01/28/32 (Call 10/28/31)(a)	27,499	21,344,999
3.40%, 04/28/61 (Call 10/28/60)(a)	37,737	21,827,458
3.50%, 03/18/25(a)	32,123	31,115,944
3.50%, 04/21/30 (Call 01/21/30)(a)	48,856	42,464,169
4.50%, 03/18/45(a)	32,586	25,477,690
4.55%, 04/21/50 (Call 10/21/49)(a)	59,411	45,571,802
4.80%, 04/21/60 (Call 10/21/59)(a)	21,239	16,493,995

		204,296,057

Mexico — 2.5%
Banco Nacional de Comercio Exterior SNC/Cayman Islands, 4.38%, 10/14/25(a)	6,983	6,732,101
Comision Federal de Electricidad, 4.69%, 05/15/29 (Call 03/15/29)(a)	8,818	7,803,930
Mexico City Airport Trust, 5.50%, 07/31/47 (Call 01/31/47)(a)	15,482	11,015,598
Petroleos Mexicanos
4.50%, 01/23/26	8,135	7,278,059
5.35%, 02/12/28	14,383	11,554,583
5.95%, 01/28/31 (Call 10/28/30)	27,725	19,629,300
6.35%, 02/12/48	11,619	6,346,879
6.38%, 01/23/45	8,814	4,935,840
6.49%, 01/23/27 (Call 11/23/26)	11,274	9,956,520
6.50%, 03/13/27	28,832	25,323,578
6.50%, 01/23/29	8,621	6,959,302
6.50%, 06/02/41	11,479	6,719,233
6.63%, 06/15/35	20,185	13,271,638
6.70%, 02/16/32 (Call 11/16/31)	50,167	36,621,910
6.75%, 09/21/47	41,026	23,220,716
6.84%, 01/23/30 (Call 10/23/29)	17,377	13,493,241
6.88%, 08/04/26	18,412	16,906,819
6.95%, 01/28/60 (Call 07/28/59)	27,973	15,839,711
7.69%, 01/23/50 (Call 07/23/49)	59,599	36,802,382
8.75%, 06/02/29 (Call 04/02/29)	14,077	12,372,444
10.00%, 02/07/33	14,920	13,301,180

		306,084,964

Netherlands — 0.1%
MDGH GMTN RSC Ltd., 3.70%, 11/07/49 (Call 05/07/49)(a)	14,479	9,610,436

Oman — 0.2%
EDO Sukuk Ltd.
5.88%, 09/21/33(b)	20,650	19,808,512
5.88%, 09/21/33(a)	250	239,813

		20,048,325

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Panama — 0.2%
Aeropuerto Internacional de Tocumen SA, 5.13%, 08/11/61 (Call 08/11/60)(a)	$22,433	$14,980,309
Banco Nacional de Panama, 2.50%, 08/11/30 (Call 05/11/30)(a)	16,550	12,207,776

		27,188,085

Peru — 0.3%
Petroleos del Peru SA 4.75%, 06/19/32(a)	20,313	13,507,942
5.63%, 06/19/47(a)	40,826	22,268,134

		35,776,076

Philippines — 0.1%
Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/24(a)	16,417	16,595,945

Qatar — 0.8%
Qatar Energy 1.38%, 09/12/26 (Call 08/12/26)(a)	17,118	15,113,140
2.25%, 07/12/31 (Call 04/12/31)(a)	40,407	31,542,714
Qatar Petroleum 3.13%, 07/12/41 (Call 01/12/41)(a)	40,331	26,467,219
3.30%, 07/12/51 (Call 01/12/51)(a)	46,117	28,088,135

		101,211,208

Saudi Arabia — 0.5%
Gaci First Investment Co. 4.75%, 02/14/30 (Call 01/14/30)(a)	13,959	13,104,011
4.88%, 02/14/35 (Call 11/14/34)(a)	16,205	14,321,169
5.00%, 10/13/27 (Call 09/13/27)(a)	10,004	9,700,754
5.13%, 02/14/53 (Call 08/14/52)(a)	13,812	10,652,505
5.25%, 10/13/32 (Call 07/13/32)(a)	9,987	9,475,166
Suci Second Investment Co. 6.00%, 10/25/28(a)	5,000	5,026,751
6.25%, 10/25/33(a)	5,000	5,106,936

		67,387,292

South Africa — 0.5%
Eskom Holdings SOC Ltd. 6.35%, 08/10/28(a)	20,328	18,396,840
7.13%, 02/11/25(a)	25,381	24,873,380
Transnet SOC Ltd., 8.25%, 02/06/28(a)	20,350	19,230,750

		62,500,970

United Arab Emirates — 1.2%
Abu Dhabi Crude Oil Pipeline LLC, 4.60%, 11/02/47(a)	21,353	17,269,239
DP World Crescent Ltd. 3.88%, 07/18/29(a)	9,308	8,249,215
4.85%, 09/26/28(a)	9,608	9,085,565
5.50%, 09/13/33(a)	9,200	8,661,800
DP World Ltd./United Arab Emirates 5.63%, 09/25/48(a)	12,551	10,294,330
6.85%, 07/02/37(a)	17,000	16,745,000
DP World Salaam, 6.00%, (Call 10/01/25), (5-year CMT + 5.750%)(a)(c)(d)	14,273	13,934,159
MDGH GMTN RSC Ltd. 2.50%, 05/21/26 (Call 04/21/26)(a)	9,769	9,011,902
2.88%, 11/07/29 (Call 08/07/29)(a)	9,140	7,823,269
2.88%, 05/21/30 (Call 02/21/30)(a)	9,197	7,781,950
3.38%, 03/28/32 (Call 12/28/31)(a)	9,110	7,669,481
3.40%, 06/07/51 (Call 12/07/50)(a)	9,009	5,585,580
3.95%, 05/21/50 (Call 11/21/49)(a)	18,472	12,814,950
4.38%, 11/22/33 (Call 08/22/33)(a)	9,134	8,083,590

Security	Par (000)	Value

United Arab Emirates (continued)
5.50%, 04/28/33 (Call 01/28/33)(a)	$9,084	$8,788,770

		151,798,800

Venezuela — 0.2%
Petroleos de Venezuela SA 0.00%, 02/17/22(a)(e)(f)	14,002	2,135,351
0.00%, 05/16/24(a)(e)(f)	32,388	4,113,199
0.00%, 04/12/37(a)(e)(f)	22,444	3,154,532
5.38%, 04/12/27(a)(e)(f)	24,185	3,216,605
6.00%, 11/15/26(a)(e)(f)	30,450	3,851,971
9.00%, 11/17/21(a)(e)(f)	28,268	3,604,176
9.75%, 05/17/35(a)(e)(f)	31,912	4,467,592

		24,543,426

Total Corporate Bonds & Notes — 13.1% (Cost: $2,097,501,652)		1,596,537,046

Foreign Government Obligations(g)

Angola — 1.1%
Angolan Government International Bond 8.00%, 11/26/29(a)	37,411	29,928,800
8.25%, 05/09/28(a)	37,834	32,111,607
8.75%, 04/14/32(a)	37,724	29,519,030
9.13%, 11/26/49(a)	26,601	18,687,203
9.38%, 05/08/48(a)	37,950	27,039,375

		137,286,015

Argentina — 1.4%
Argentine Republic Government International Bond 0.75%, 07/09/30 (Call 12/01/23)(h)	161,676	44,945,909
1.00%, 07/09/29 (Call 12/01/23)	26,531	7,097,104
3.50%, 07/09/41 (Call 12/01/23)(h)	105,150	27,371,931
3.63%, 07/09/35 (Call 12/01/23)(h)	209,072	51,431,584
3.63%, 07/09/46 (Call 12/01/23)(h)	21,518	5,336,390
5.00%, 01/09/38 (Call 12/01/23)(h)	115,979	34,909,698

		171,092,616

Azerbaijan — 0.2%
Republic of Azerbaijan International Bond, 3.50%, 09/01/32(a)	23,884	18,665,346

Bahrain — 2.7%
Bahrain Government International Bond 5.25%, 01/25/33(a)	21,809	17,747,074
5.45%, 09/16/32(a)	21,992	18,500,770
5.63%, 09/30/31(a)	21,563	18,732,856
5.63%, 05/18/34(a)	21,445	17,558,094
6.00%, 09/19/44(a)	26,898	19,400,182
6.75%, 09/20/29(a)	27,818	26,809,597
7.00%, 01/26/26(a)	25,062	24,936,690
7.00%, 10/12/28(a)	35,085	34,865,719
7.38%, 05/14/30(a)	21,963	21,661,009
7.75%, 04/18/35(a)	21,877	21,001,920
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25(a)	22,293	22,181,535
CBB International Sukuk Programme Co. 3.88%, 05/18/29(a)	22,198	18,896,048
3.95%, 09/16/27(a)	21,996	19,851,390
4.50%, 03/30/27(a)	21,821	20,211,701
CBB International Sukuk Programme Co. WLL, 6.25%, 10/18/30(a)	21,845	20,834,669

		323,189,254

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Bolivia — 0.1%
Bolivian Government International Bond, 4.50%, 03/20/28(a)	$22,048	$11,024,000

Brazil — 3.7%
Brazilian Government International Bond 2.88%, 06/06/25	24,577	23,339,794
3.75%, 09/12/31	21,412	17,739,842
3.88%, 06/12/30	51,343	44,063,076
4.25%, 01/07/25	61,843	60,394,637
4.50%, 05/30/29 (Call 02/28/29)	28,820	26,530,827
4.63%, 01/13/28 (Call 10/13/27)	43,376	41,346,003
4.75%, 01/14/50 (Call 07/14/49)	57,661	38,488,717
5.00%, 01/27/45	48,335	34,583,693
5.63%, 01/07/41	32,030	26,024,375
5.63%, 02/21/47	39,792	30,500,568
6.00%, 04/07/26	31,289	31,563,717
6.00%, 10/20/33	32,484	30,047,700
7.13%, 01/20/37	23,515	23,103,488
8.25%, 01/20/34	19,823	21,200,699

		448,927,136

Chile — 2.3%
Chile Government International Bond 2.45%, 01/31/31 (Call 10/31/30)	19,859	15,946,777
2.55%, 01/27/32 (Call 10/27/31)	20,612	16,190,726
2.55%, 07/27/33 (Call 04/27/33)	31,522	23,562,695
2.75%, 01/31/27 (Call 12/31/26)	20,322	18,544,231
3.10%, 05/07/41 (Call 11/07/40)	37,965	24,677,250
3.10%, 01/22/61 (Call 07/22/60)	28,408	15,184,076
3.24%, 02/06/28 (Call 11/06/27)	24,846	22,609,860
3.25%, 09/21/71 (Call 03/21/71)	13,948	7,392,440
3.50%, 01/31/34 (Call 10/31/33)	21,228	17,003,628
3.50%, 01/25/50 (Call 07/25/49)	32,573	20,537,277
3.50%, 04/15/53 (Call 10/15/52)	20,602	12,814,444
3.86%, 06/21/47	15,179	10,541,816
4.00%, 01/31/52 (Call 07/31/51)	14,238	9,788,625
4.34%, 03/07/42 (Call 09/07/41)	27,920	21,568,200
4.95%, 01/05/36 (Call 10/05/35)	23,655	20,993,640
5.33%, 01/05/54 (Call 07/05/53)	21,070	17,804,142

		275,159,827

China — 1.6%
China Development Bank, 1.00%, 10/27/25(a)	13,635	12,469,344
China Government International Bond 0.55%, 10/21/25(a)	31,650	28,860,685
1.20%, 10/21/30(a)	28,126	22,011,689
1.25%, 10/26/26(a)	20,339	18,198,320
1.75%, 10/26/31(a)	14,378	11,421,021
1.95%, 12/03/24(a)	26,669	25,676,913
2.13%, 12/03/29(a)	27,558	23,618,308
2.63%, 11/02/27(a)	13,258	12,145,521
3.50%, 10/19/28(a)	13,550	12,683,613
Export-Import Bank of China (The) 2.88%, 04/26/26(a)	13,658	12,897,113
3.88%, 05/16/26(a)	20,786	20,159,926

		200,142,453

Colombia — 3.1%
Colombia Government International Bond 3.00%, 01/30/30 (Call 10/30/29)	22,688	17,424,384
3.13%, 04/15/31 (Call 01/15/31)	38,416	28,293,384
3.25%, 04/22/32 (Call 01/22/32)	30,636	21,843,468
3.88%, 04/25/27 (Call 01/25/27)	28,991	26,352,819

Security	Par (000)	Value

Colombia (continued)
3.88%, 02/15/61 (Call 08/15/60)	$20,016	$10,228,176
4.13%, 02/22/42 (Call 08/22/41)	13,976	8,280,780
4.13%, 05/15/51 (Call 11/15/50)	23,074	12,690,700
4.50%, 01/28/26 (Call 10/28/25)	22,808	21,845,502
4.50%, 03/15/29 (Call 12/15/28)	30,752	26,661,984
5.00%, 06/15/45 (Call 12/15/44)	68,545	43,526,075
5.20%, 05/15/49 (Call 11/15/48)	43,028	27,387,322
5.63%, 02/26/44 (Call 08/26/43)	38,208	26,535,456
6.13%, 01/18/41	38,420	29,199,200
7.38%, 09/18/37	28,209	25,317,578
7.50%, 02/02/34 (Call 11/02/33)	33,533	31,269,522
8.00%, 04/20/33 (Call 01/20/33)	24,652	23,998,722

		380,855,072

Costa Rica — 0.8%
Costa Rica Government International Bond 6.13%, 02/19/31(a)	26,230	24,918,500
7.00%, 04/04/44(a)	21,992	20,133,676
7.16%, 03/12/45(a)	28,538	26,568,878
Costa Rica Government International Bonds, 6.55%, 04/03/34 (Call 01/03/34)(a)	32,967	31,335,134

		102,956,188

Dominican Republic — 3.3%
Dominican Republic International Bond 4.50%, 01/30/30(a)	37,890	32,035,995
4.88%, 09/23/32(a)	57,682	46,635,897
5.30%, 01/21/41(a)	27,921	20,270,646
5.50%, 01/27/25(a)	23,478	23,034,735
5.50%, 02/22/29 (Call 12/22/28)(a)	33,100	30,104,450
5.88%, 01/30/60(a)	59,878	42,453,502
5.95%, 01/25/27(a)	31,469	30,238,877
6.00%, 07/19/28(a)	24,146	22,817,970
6.00%, 02/22/33 (Call 11/22/32)(a)	32,838	28,881,021
6.40%, 06/05/49(a)	28,467	22,261,194
6.50%, 02/15/48(a)	18,883	14,993,102
6.85%, 01/27/45(a)	37,498	31,217,085
6.88%, 01/29/26(a)	29,813	29,648,731
7.45%, 04/30/44(a)	28,215	25,365,285

		399,958,490

Ecuador — 1.1%
Ecuador Government International Bond 0.00%, 07/31/30(a)(i)	21,710	6,437,050
2.50%, 07/31/40(a)(h)	65,878	22,036,048
6.00%, 07/31/30(a)(h)	75,610	38,296,247
6.90%, 07/31/35(a)(h)	162,714	61,668,710

		128,438,055

Egypt — 2.3%
Egypt Government International Bond 5.80%, 09/30/27(a)	22,282	14,204,775
5.88%, 06/11/25(a)	29,814	24,011,897
5.88%, 02/16/31(a)	29,733	16,241,651
6.59%, 02/21/28(a)	24,569	15,601,315
7.05%, 01/15/32(a)	19,716	11,139,540
7.30%, 09/30/33(a)	22,888	12,588,400
7.50%, 01/31/27(a)	38,810	26,778,900
7.50%, 02/16/61(a)	29,709	14,631,683
7.60%, 03/01/29(a)	34,802	21,577,240
7.63%, 05/29/32(a)	35,061	19,984,770
7.90%, 02/21/48(a)	29,816	15,094,350
8.50%, 01/31/47(a)	50,002	25,928,537
8.70%, 03/01/49(a)	29,652	15,530,235

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Egypt (continued)
8.88%, 05/29/50(a)	$39,642	$20,911,155
Egyptian Financial Co. for Sovereign Taskeek (The), 10.88%, 02/28/26(a)	29,858	27,581,328

		281,805,776

El Salvador — 0.4%
El Salvador Government International Bond 7.12%, 01/20/50 (Call 07/20/49)(a)	24,633	15,321,726
7.65%, 06/15/35(a)	21,490	14,903,315
9.50%, 07/15/52 (Call 01/15/52)(a)	21,885	16,063,590

		46,288,631

Ethiopia — 0.1%
Ethiopia International Bond, 6.63%, 12/11/24(a)	20,972	13,205,859

Ghana — 0.8%
Ghana Government International Bond 6.38%, 02/11/27(a)(e)(f)	27,475	11,951,625
7.63%, 05/16/29(a)(e)(f)	21,970	9,447,100
7.75%, 04/07/29(a)(e)(f)	21,969	9,474,131
7.88%, 02/11/35(a)(e)(f)	22,123	9,595,851
8.13%, 01/18/26(a)(e)(f)	21,823	9,574,657
8.13%, 03/26/32(a)(e)(f)	27,605	11,663,113
8.63%, 04/07/34(a)(e)(f)	22,024	9,497,850
8.63%, 06/16/49(a)(e)(f)	22,097	9,225,498
8.95%, 03/26/51(a)(e)(f)	21,795	9,153,900
10.75%, 10/14/30(a)(e)(f)	21,881	13,620,922

		103,204,647

Guatemala — 0.4%
Guatemala Government Bond 6.13%, 06/01/50 (Call 12/01/49)(a)	31,078	24,707,010
6.60%, 06/13/36 (Call 03/13/36)(a)	21,989	20,317,836

		45,024,846

Hungary — 2.5%
Hungary Government International Bond 2.13%, 09/22/31(a)	48,614	34,972,829
3.13%, 09/21/51(a)	43,379	22,906,715
5.25%, 06/16/29(a)	37,728	35,528,835
5.50%, 06/16/34(a)	27,021	24,045,899
6.13%, 05/22/28(a)	35,911	35,626,226
6.25%, 09/22/32(a)	39,083	37,543,520
6.75%, 09/25/52(a)	26,981	24,957,425
7.63%, 03/29/41	35,764	36,646,924
Magyar Export-Import Bank Zrt, 6.13%, 12/04/27(Call 11/04/27)(a)	26,898	26,290,105
MFB Magyar Fejlesztesi Bank Zrt, 6.50%, 06/29/28(a)	24,759	24,291,550

		302,810,028

India — 0.8%
Export-Import Bank of India 2.25%, 01/13/31(a)	21,902	16,728,529
3.25%, 01/15/30(a)	21,902	18,439,513
3.38%, 08/05/26(a)	22,186	20,830,879
3.88%, 02/01/28(a)	22,068	20,251,141
5.50%, 01/18/33(a)	21,985	20,595,988

		96,846,050

Indonesia — 4.1%
Indonesia Government International Bond 1.85%, 03/12/31	11,802	9,007,876
2.15%, 07/28/31 (Call 04/28/31)	11,085	8,552,521
2.85%, 02/14/30	11,504	9,723,641
3.05%, 03/12/51	19,005	11,599,322

Security	Par (000)	Value

Indonesia (continued)
3.50%, 01/11/28	$11,855	$10,895,693
3.55%, 03/31/32 (Call 12/31/31)	9,506	8,044,548
3.70%, 10/30/49	8,987	6,074,313
3.85%, 07/18/27(a)	9,475	8,883,950
3.85%, 10/15/30	15,310	13,600,485
4.10%, 04/24/28	9,475	8,881,960
4.13%, 01/15/25(a)	18,340	18,038,674
4.20%, 10/15/50	15,721	11,511,702
4.35%, 01/08/27(a)	11,495	11,034,855
4.35%, 01/11/48	16,484	12,541,192
4.45%, 04/15/70	9,528	6,945,721
4.55%, 01/11/28 (Call 12/11/27)	9,088	8,730,205
4.63%, 04/15/43(a)	13,083	10,843,583
4.65%, 09/20/32 (Call 06/20/32)	12,870	11,764,081
4.75%, 01/08/26(a)	19,220	18,897,681
4.75%, 02/11/29	11,488	10,982,873
4.75%, 07/18/47(a)	9,530	7,774,955
4.85%, 01/11/33 (Call 10/11/32)	11,827	11,026,312
5.13%, 01/15/45(a)	18,795	16,338,493
5.25%, 01/17/42(a)	21,540	19,343,997
5.25%, 01/08/47(a)	14,264	12,487,419
5.35%, 02/11/49	9,093	8,012,388
5.95%, 01/08/46(a)	11,898	11,345,219
6.63%, 02/17/37(a)	13,003	13,511,157
6.75%, 01/15/44(a)	18,539	19,339,514
7.75%, 01/17/38(a)	18,167	20,724,369
8.50%, 10/12/35(a)	14,635	17,459,555
Perusahaan Penerbit SBSN Indonesia III 1.50%, 06/09/26(a)	11,505	10,344,145
2.55%, 06/09/31(a)	8,998	7,196,960
2.80%, 06/23/30(a)	9,479	7,915,629
4.15%, 03/29/27(a)	18,342	17,442,141
4.33%, 05/28/25(a)	17,615	17,268,205
4.40%, 06/06/27(a)	15,842	15,150,180
4.40%, 03/01/28(a)	16,243	15,473,732
4.45%, 02/20/29(a)	11,554	10,929,622
4.55%, 03/29/26(a)	16,491	16,063,883
4.70%, 06/06/32(a)	13,283	12,332,203

		504,034,954

Iraq — 0.2%
Iraq International Bond, 5.80%, 01/15/28 (Call 12/17/23)(a)	33,598	29,835,307

Ivory Coast — 0.2%
Ivory Coast Government International Bond, 6.13%, 06/15/33(a)	27,492	22,474,710

Jamaica — 0.9%
Jamaica Government International Bond 6.75%, 04/28/28	31,034	31,409,511
7.88%, 07/28/45	39,797	42,542,993
8.00%, 03/15/39	27,197	30,093,481

		104,045,985

Jordan — 0.9%
Jordan Government International Bond 5.75%, 01/31/27(a)	21,978	19,780,200
5.85%, 07/07/30(a)	26,959	22,746,656
6.13%, 01/29/26(a)	21,787	20,180,209
7.38%, 10/10/47(a)	22,264	16,781,490
7.50%, 01/13/29(a)	27,386	25,366,282

		104,854,837

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kazakhstan — 0.9%
Kazakhstan Government International Bond 4.88%, 10/14/44(a)	$22,184	$18,246,340
5.13%, 07/21/25(a)	54,342	54,479,485
6.50%, 07/21/45(a)	33,169	32,505,620

		105,231,445

Kenya — 0.6%
Republic of Kenya Government International Bond 6.30%, 01/23/34(a)	21,920	15,015,200
7.25%, 02/28/28(a)	22,262	18,032,220
8.00%, 05/22/32(a)	26,464	20,741,160
8.25%, 02/28/48(a)	21,640	15,202,100

		68,990,680

Kuwait — 0.8%
Kuwait International Government Bond, 3.50%, 03/20/27(a)	98,289	93,038,893

Lebanon — 0.1%
Lebanon Government International Bond 0.00%, 11/27/26(a)(e)(f)	35,609	2,089,892
6.00%, 01/27/23(a)(e)(f)	25,132	1,530,790
6.10%, 10/04/24(a)(e)(f)	21,875	1,334,813
6.65%, 02/26/30(a)(e)(f)	31,017	1,903,513
6.75%, 11/29/27(a)(e)(f)	23,028	1,387,437
6.85%, 03/23/27(a)(e)(f)	28,409	1,731,480
7.00%, 03/23/32(a)(e)(f)	22,986	1,379,390

		11,357,315

Malaysia — 0.3%
Malaysia Sovereign Sukuk Bhd, 3.04%, 04/22/25(a)	21,647	20,931,567
Malaysia Sukuk Global Bhd, 3.18%, 04/27/26(a)	21,857	20,806,334

		41,737,901

Mexico — 3.2%
Mexico Government International Bond 2.66%, 05/24/31 (Call 02/24/31)	25,084	19,527,894
3.25%, 04/16/30 (Call 01/16/30)	16,270	13,699,340
3.50%, 02/12/34 (Call 11/12/33)	21,139	16,086,779
3.75%, 01/11/28	13,565	12,506,930
3.75%, 04/19/71 (Call 10/19/70)	22,597	12,371,857
3.77%, 05/24/61 (Call 11/24/60)	22,802	12,746,318
4.13%, 01/21/26	14,938	14,527,803
4.15%, 03/28/27	17,290	16,564,339
4.28%, 08/14/41 (Call 02/14/41)	18,332	13,024,886
4.35%, 01/15/47	9,345	6,303,203
4.40%, 02/12/52 (Call 08/12/51)	16,636	10,954,806
4.50%, 04/22/29	21,869	20,196,021
4.50%, 01/31/50 (Call 07/31/49)	14,353	9,824,629
4.60%, 01/23/46	17,156	12,103,558
4.60%, 02/10/48	13,564	9,426,980
4.75%, 04/27/32 (Call 01/27/32)	17,936	15,873,360
4.75%, 03/08/44	26,610	19,619,021
4.88%, 05/19/33 (Call 02/19/33)	16,305	14,307,637
5.00%, 04/27/51 (Call 10/27/50)	19,032	13,969,869
5.40%, 02/09/28 (Call 01/09/28)	8,849	8,680,869
5.55%, 01/21/45	20,418	16,895,895
5.75%, 10/12/2110	19,562	14,798,653
6.05%, 01/11/40	20,848	18,658,960
6.34%, 05/04/53 (Call 11/04/52)	21,427	18,566,495
6.35%, 02/09/35 (Call 11/09/34)	21,439	20,431,367
6.75%, 09/27/34	12,608	12,494,528

Security	Par (000)	Value

Mexico (continued)
8.30%, 08/15/31	$8,376	$9,406,248

		383,568,245

Morocco — 0.7%
Morocco Government International Bond 3.00%, 12/15/32(a)	22,056	16,459,290
4.00%, 12/15/50(a)	27,607	16,322,639
5.95%, 03/08/28(a)	26,770	26,201,138
6.50%, 09/08/33(a)	27,527	26,391,511

		85,374,578

Nigeria — 2.0%
Nigeria Government International Bond 6.13%, 09/28/28(a)	27,133	22,045,563
6.50%, 11/28/27(a)	32,784	28,194,240
7.14%, 02/23/30(a)	27,216	21,806,820
7.38%, 09/28/33(a)	32,804	24,603,000
7.63%, 11/21/25(a)	24,223	23,496,310
7.63%, 11/28/47(a)	32,817	22,069,432
7.70%, 02/23/38(a)	27,438	19,480,980
7.88%, 02/16/32(a)	31,842	25,393,995
8.25%, 09/28/51(a)	27,301	19,076,574
8.38%, 03/24/29(a)	27,222	23,785,222
8.75%, 01/21/31(a)	21,432	18,351,150

		248,303,286

Oman — 3.4%
Oman Government International Bond 4.75%, 06/15/26(a)	48,496	46,503,784
5.38%, 03/08/27(a)	32,679	31,576,084
5.63%, 01/17/28(a)	48,173	46,427,210
6.00%, 08/01/29(a)	44,034	42,712,980
6.25%, 01/25/31(a)	33,070	32,119,237
6.50%, 03/08/47(a)	40,430	35,073,025
6.75%, 10/28/27(a)	27,405	27,636,230
6.75%, 01/17/48(a)	55,831	49,759,379
7.00%, 01/25/51(a)	20,561	18,864,718
7.38%, 10/28/32(a)	20,060	20,812,250
Oman Sovereign Sukuk Co. 4.88%, 06/15/30(a)	35,811	33,438,521
5.93%, 10/31/25(a)	30,385	30,195,094

		415,118,512

Pakistan — 0.5%
Pakistan Global Sukuk Programme Co. Ltd. (The), 7.95%, 01/31/29(a)	22,026	13,089,611
Pakistan Government International Bond 6.00%, 04/08/26(a)	28,731	15,589,440
6.88%, 12/05/27(a)	32,850	17,154,270
7.38%, 04/08/31(a)	30,630	14,862,289

		60,695,610

Panama — 2.7%
Panama Government International Bond 2.25%, 09/29/32 (Call 06/29/32)	43,028	29,086,928
3.16%, 01/23/30 (Call 10/23/29)	27,122	21,751,844
3.30%, 01/19/33 (Call 10/19/32)	18,023	13,228,882
3.75%, 03/16/25 (Call 12/16/24)	21,040	20,251,000
3.87%, 07/23/60 (Call 01/23/60)	51,542	26,904,924
3.88%, 03/17/28 (Call 12/17/27)	21,273	19,060,608
4.30%, 04/29/53	30,480	18,150,840
4.50%, 05/15/47 (Call 11/15/46)	20,282	13,031,185
4.50%, 04/16/50 (Call 10/16/49)	42,894	26,658,621
4.50%, 04/01/56 (Call 10/01/55)	43,697	26,261,897
4.50%, 01/19/63 (Call 07/19/62)	26,701	15,566,683

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Panama (continued)
6.40%, 02/14/35 (Call 11/14/34)	$39,134	$35,572,806
6.70%, 01/26/36	35,138	32,695,909
6.85%, 03/28/54 (Call 09/28/53)	20,259	17,280,927
6.88%, 01/31/36 (Call 10/31/35)	10,900	10,218,750

		325,721,804

Paraguay — 0.5%
Paraguay Government International Bond 4.95%, 04/28/31 (Call 01/28/31)(a)	21,914	19,875,998
5.40%, 03/30/50 (Call 09/30/49)(a)	25,850	19,322,875
6.10%, 08/11/44(a)	22,208	18,565,888

		57,764,761

Peru — 2.5%
Peruvian Government International Bond 1.86%, 12/01/32 (Call 09/01/32)	20,062	14,113,617
2.78%, 01/23/31 (Call 10/23/30)	70,466	56,443,266
2.78%, 12/01/60 (Call 06/01/60)	40,700	20,370,350
3.00%, 01/15/34 (Call 10/15/33)	45,671	34,458,769
3.23%, 07/28/2121 (Call 01/28/21)	20,304	10,182,456
3.30%, 03/11/41 (Call 09/11/40)	25,547	16,873,794
3.55%, 03/10/51 (Call 09/10/50)	35,438	22,166,469
3.60%, 01/15/72 (Call 07/15/71)	20,366	11,486,424
5.63%, 11/18/50	52,067	45,871,027
6.55%, 03/14/37	23,002	23,128,511
8.75%, 11/21/33	44,391	51,767,009

		306,861,692

Philippines — 3.4%
Philippine Government International Bond 1.65%, 06/10/31	19,541	14,610,415
2.46%, 05/05/30	15,590	12,780,526
2.65%, 12/10/45	23,089	13,369,224
2.95%, 05/05/45	21,179	12,975,950
3.00%, 02/01/28	30,585	27,561,673
3.20%, 07/06/46	35,521	22,269,180
3.70%, 03/01/41	31,506	22,784,194
3.70%, 02/02/42	31,482	22,494,519
3.75%, 01/14/29	22,797	20,923,543
3.95%, 01/20/40	31,526	24,080,505
4.20%, 03/29/47	15,854	11,777,302
5.00%, 07/17/33	19,873	18,680,620
5.00%, 01/13/37	20,756	18,891,488
5.50%, 03/30/26	15,859	15,847,740
5.50%, 01/17/48	19,941	17,867,335
6.38%, 01/15/32	15,977	16,523,893
6.38%, 10/23/34	29,460	30,239,512
7.75%, 01/14/31	27,117	30,172,001
9.50%, 02/02/30	30,273	35,885,614
10.63%, 03/16/25	22,251	23,713,558

		413,448,792

Poland — 2.1%
Bank Gospodarstwa Krajowego 5.38%, 05/22/33(a)	38,376	35,689,680
6.25%, 10/31/28(a)	8,500	8,595,625
6.25%, 10/31/28(b)	11,725	11,856,906
Republic of Poland Government International Bond 3.25%, 04/06/26	37,584	35,590,920
4.88%, 10/04/33 (Call 07/04/33)	54,601	50,498,827
5.50%, 11/16/27 (Call 08/16/27)	31,995	32,125,220
5.50%, 04/04/53 (Call 10/04/52)	53,843	47,299,460
5.75%, 11/16/32 (Call 08/16/32)	32,574	32,235,882

		253,892,520

Security	Par (000)	Value

Qatar — 3.2%
Qatar Government International Bond 3.25%, 06/02/26(a)	$40,508	$38,371,608
3.40%, 04/16/25(a)	21,970	21,234,005
3.75%, 04/16/30(a)	34,475	31,458,438
4.00%, 03/14/29(a)	46,285	43,507,900
4.40%, 04/16/50(a)	58,319	44,942,079
4.50%, 04/23/28(a)	34,701	33,575,300
4.63%, 06/02/46(a)	22,976	18,703,900
4.82%, 03/14/49(a)	70,210	57,374,734
5.10%, 04/23/48(a)	69,092	59,008,886
5.75%, 01/20/42(a)	11,051	10,582,769
6.40%, 01/20/40(a)	11,489	11,840,851
9.75%, 06/15/30(a)	16,129	19,873,133

		390,473,603

Romania — 2.2%
Romanian Government International Bond 3.00%, 02/27/27(a)	28,884	26,129,044
3.00%, 02/14/31(a)	27,920	22,056,800
3.63%, 03/27/32(a)	23,816	18,803,208
4.00%, 02/14/51(a)	43,532	26,595,331
5.13%, 06/15/48(a)	26,178	19,351,039
5.25%, 11/25/27(a)	21,476	20,745,386
6.00%, 05/25/34(a)	21,862	19,880,866
6.13%, 01/22/44(a)	21,862	18,807,879
6.63%, 02/17/28(a)	30,750	30,785,670
7.13%, 01/17/33(a)	34,896	34,618,692
7.63%, 01/17/53(a)	27,284	26,629,367

		264,403,282

Saudi Arabia — 5.1%
KSA Sukuk Ltd. 2.25%, 05/17/31(a)	15,635	12,351,650
2.97%, 10/29/29(a)	19,919	17,254,834
3.63%, 04/20/27(a)	36,141	33,927,364
4.27%, 05/22/29(a)	24,321	22,800,937
4.30%, 01/19/29(a)	15,851	14,979,195
4.51%, 05/22/33(a)	24,521	22,252,808
5.27%, 10/25/28(a)	19,337	19,095,288
Saudi Government International Bond 2.25%, 02/02/33(a)	22,083	16,589,854
2.50%, 02/03/27(a)	10,461	9,480,281
2.75%, 02/03/32(a)	8,036	6,479,025
2.90%, 10/22/25(a)	18,049	17,063,886
3.25%, 10/26/26(a)	42,076	39,341,060
3.25%, 10/22/30(a)	13,059	11,181,769
3.25%, 11/17/51(a)	10,037	5,821,460
3.45%, 02/02/61(a)	18,124	10,511,920
3.63%, 03/04/28(a)	41,265	38,118,544
3.75%, 01/21/55(a)	22,404	14,114,520
4.00%, 04/17/25(a)	33,689	32,733,917
4.38%, 04/16/29(a)	32,437	30,409,687
4.50%, 04/17/30(a)	23,932	22,376,420
4.50%, 10/26/46(a)	52,206	39,089,242
4.50%, 04/22/60(a)	24,431	17,651,398
4.63%, 10/04/47(a)	36,473	27,445,932
4.75%, 01/18/28(a)	26,582	25,718,085
4.88%, 07/18/33(a)	27,256	25,382,150
5.00%, 04/17/49(a)	28,230	22,407,562
5.00%, 01/18/53(a)	26,537	20,997,401
5.25%, 01/16/50(a)	29,291	24,091,847

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Saudi Arabia (continued)
5.50%, 10/25/32(a)	$19,596	$19,179,585

		618,847,621

Senegal — 0.3%
Senegal Government International Bond 6.25%, 05/23/33(a)	24,246	19,184,648
6.75%, 03/13/48(a)	22,324	14,789,650

		33,974,298

Serbia — 0.3%
Serbia International Bond 2.13%, 12/01/30(a)	26,552	19,431,284
6.50%, 09/26/33(a)	22,173	20,795,170

		40,226,454

South Africa — 2.6%
Republic of South Africa Government International Bond 4.30%, 10/12/28	40,917	35,188,620
4.85%, 09/27/27	20,267	18,670,974
4.85%, 09/30/29	41,379	35,120,426
4.88%, 04/14/26	24,760	23,522,000
5.00%, 10/12/46	20,451	12,372,855
5.38%, 07/24/44	20,708	13,667,280
5.65%, 09/27/47	30,691	19,949,150
5.75%, 09/30/49	61,007	39,654,550
5.88%, 09/16/25	41,389	40,796,723
5.88%, 06/22/30	28,776	25,214,970
5.88%, 04/20/32	28,464	24,016,500
7.30%, 04/20/52	32,438	25,261,093

		313,435,141

Sri Lanka — 0.8%
Sri Lanka Government International Bond 6.20%, 05/11/27(a)(e)(f)	32,810	16,243,903
6.75%, 04/18/28(a)(e)(f)	27,544	13,678,901
6.83%, 07/18/26(a)(e)(f)	21,979	11,268,414
6.85%, 03/14/24(a)(e)(f)	22,144	11,353,893
6.85%, 11/03/25(a)(e)(f)	32,600	16,694,134
7.55%, 03/28/30(a)(e)(f)	32,782	16,273,968
7.85%, 03/14/29(a)(e)(f)	30,872	15,273,613

		100,786,826

Trinidad And Tobago — 0.2%
Trinidad & Tobago Government International Bond, 4.50%, 08/04/26(a)	21,900	20,836,755

Tunisia — 0.1%
Tunisian Republic, 5.75%, 01/30/25(a)	21,923	15,154,274

Turkey — 5.1%
Hazine Mustesarligi Varlik Kiralama AS 5.13%, 06/22/26(a)	23,080	21,406,700
7.25%, 02/24/27(a)	27,565	26,692,568
9.76%, 11/13/25(a)	23,005	23,752,662
Turkey Government International Bond 4.25%, 03/13/25	18,103	17,265,736
4.25%, 04/14/26	14,305	13,124,838
4.75%, 01/26/26	15,854	14,863,125
4.88%, 10/09/26	28,189	25,933,880
4.88%, 04/16/43	27,596	16,730,075
5.13%, 02/17/28	18,535	16,403,475
5.25%, 03/13/30	17,835	14,713,875
5.75%, 05/11/47	32,481	21,153,251
5.88%, 06/26/31	16,105	13,347,019

Security	Par (000)	Value

Turkey (continued)
5.95%, 01/15/31	$20,857	$17,519,880
6.00%, 03/25/27	30,504	28,635,630
6.00%, 01/14/41	27,892	19,803,320
6.13%, 10/24/28	25,096	22,743,250
6.38%, 10/14/25	23,971	23,341,761
6.50%, 09/20/33	13,553	11,350,638
6.63%, 02/17/45	27,993	20,644,837
6.75%, 05/30/40	18,389	14,297,448
6.88%, 03/17/36	25,337	20,934,696
7.25%, 03/05/38	8,730	7,420,500
7.38%, 02/05/25	29,673	29,784,274
7.63%, 04/26/29	28,206	26,830,957
8.00%, 02/14/34	13,835	12,918,431
8.60%, 09/24/27	18,866	19,078,243
9.13%, 07/13/30	23,174	23,116,065
9.38%, 03/14/29	20,702	21,064,285
9.38%, 01/19/33	25,381	25,349,274
9.88%, 01/15/28	31,773	33,242,501
11.88%, 01/15/30	13,729	15,719,705

		619,182,899

Ukraine — 0.8%
Ukraine Government International Bond 6.88%, 05/21/31(a)(e)(f)	38,202	9,416,793
7.25%, 03/15/35(a)(e)(f)	56,196	14,133,294
7.38%, 09/25/34(a)(e)(f)	65,602	16,498,903
7.75%, 09/01/23(a)(e)(f)	29,664	9,047,520
7.75%, 09/01/24(a)(e)(f)	29,192	8,315,633
7.75%, 09/01/25(a)(e)(f)	29,337	8,331,708
7.75%, 09/01/26(a)(e)(f)	29,166	8,166,480
7.75%, 09/01/27(a)(e)(f)	28,937	8,044,486
9.75%, 11/01/30(a)(e)(f)	34,660	10,051,400

		92,006,217

United Arab Emirates — 3.2%
Abu Dhabi Government International Bond 1.63%, 06/02/28(a)	18,387	15,651,934
1.70%, 03/02/31(a)	13,766	10,715,592
1.88%, 09/15/31(a)	16,045	12,494,723
2.50%, 04/16/25(a)	27,874	26,602,109
2.50%, 09/30/29(a)	28,478	24,468,298
2.70%, 09/02/70(a)	13,872	7,035,705
3.00%, 09/15/51(a)	12,252	7,236,338
3.13%, 05/03/26(a)	24,456	23,072,707
3.13%, 10/11/27(a)	38,902	35,825,630
3.13%, 04/16/30(a)	27,977	24,576,046
3.13%, 09/30/49(a)	37,249	22,791,732
3.88%, 04/16/50(a)	37,652	26,603,491
4.13%, 10/11/47(a)	28,865	21,495,405
Emirate of Dubai Government International Bond, 5.25%, 01/30/43(a)	9,129	7,736,827
Emirate of Dubai Government International Bonds, 3.90%, 09/09/50(a)	11,380	7,283,200
Finance Department Government of Sharjah 4.00%, 07/28/50(a)	9,825	5,563,406
6.50%, 11/23/32(a)	9,260	8,959,050
RAK Capital, 3.09%, 03/31/25(a)	8,014	7,663,387
Sharjah Sukuk Program Ltd. 2.94%, 06/10/27(a)	9,392	8,417,580
3.23%, 10/23/29(a)	9,450	8,106,328
3.85%, 04/03/26(a)	9,799	9,272,304
4.23%, 03/14/28(a)	11,565	10,684,557

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United Arab Emirates (continued)
UAE International Government Bond 2.00%, 10/19/31(a)	$9,850	$7,721,415
2.88%, 10/19/41(a)	8,997	5,862,108
3.25%, 10/19/61(a)	18,488	10,959,917
4.05%, 07/07/32(a)	17,060	15,529,931
4.92%, 09/25/33(b)	13,300	12,797,094
4.95%, 07/07/52(a)	11,527	9,715,100

		394,841,914

Uruguay — 2.1%
Uruguay Government International Bond 4.38%, 10/27/27	30,540	30,162,933
4.38%, 01/23/31 (Call 10/23/30)	44,960	42,402,561
4.98%, 04/20/55	56,501	47,065,309
5.10%, 06/18/50	85,352	73,573,827
5.75%, 10/28/34 (Call 07/28/34)	32,202	32,153,388
7.63%, 03/21/36	22,352	25,246,999

		250,605,017

Zambia — 0.2%
Zambia Government International Bond 8.50%, 04/14/24(a)(e)(f)	21,929	13,383,543
8.97%, 07/30/27(a)(e)(f)	27,286	16,550,664

		29,934,207

Total Foreign Government Obligations — 84.9% (Cost: $13,979,419,859)		10,307,940,624

Total Long-Term Investments — 98.0% (Cost: $16,076,921,511)		11,904,477,670

	Shares

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(j)(k)	46,700,000	46,700,000

Total Short-Term Securities — 0.4% (Cost: $46,700,000)		46,700,000

Total Investments — 98.4% (Cost: $16,123,621,511)		11,951,177,670

Other Assets Less Liabilities — 1.6%		194,180,063

Net Assets — 100.0%		$12,145,357,733

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Perpetual security with no stated maturity date.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	U.S. dollar denominated security issued by foreign domiciled entity.
(h)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(i)	Zero-coupon bond.
(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$122,810,000	$—	$(76,110,000	)(a)	$—	$—	$46,700,000	46,700,000	$3,290,994	$106

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan USD Emerging Markets Bond ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$1,596,537,046	$—	$1,596,537,046
Foreign Government Obligations	—	10,307,940,624	—	10,307,940,624
Short-Term Securities
Money Market Funds	46,700,000	—	—	46,700,000

	$46,700,000	$11,904,477,670	$—	$11,951,177,670

See notes to financial statements.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

October 31, 2023

	iShares J.P. Morgan Broad USD Emerging Markets Bond ETF	iShares J.P. Morgan USD Emerging Markets Bond ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$37,415,306	$11,904,477,670
Investments, at value — affiliated(c)	590,000	46,700,000
Cash	5,036	—
Cash pledged as collateral for securities lending	161,077	—
Foreign currency, at value(d)	374	85,536
Receivables:
Investments sold	672,658	11,732,546
Securities lending income — affiliated	194	—
Capital shares sold	—	35,442,247
Dividends — affiliated	1,995	218,080
Interest — unaffiliated	466,987	170,367,073

Total assets	39,313,627	12,169,023,152

LIABILITIES
Bank overdraft	—	10,749
Collateral on securities loaned, at value	161,077	—
Payables:
Investments purchased	880,753	19,452,600
Investment advisory fees	5,855	4,202,070

Total liabilities	1,047,685	23,665,419

Commitments and contingent liabilities

NET ASSETS	$38,265,942	$12,145,357,733

NET ASSETS CONSIST OF
Paid-in capital	$40,193,947	$17,972,088,483
Accumulated loss	(1,928,005)	(5,826,730,750)

NET ASSETS	$38,265,942	$12,145,357,733

NET ASSET VALUE
Shares outstanding	800,000	150,000,000

Net asset value	$47.83	$80.97

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$39,337,529	$16,076,921,511
(b) Securities loaned, at value	$154,871	$—
(c) Investments, at cost — affiliated	$590,000	$46,700,000
(d) Foreign currency, at cost	$383	$85,525

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statements of Operations

Year Ended October 31, 2023

	iShares J.P. Morgan Broad USD Emerging Markets Bond ETF (a)	iShares J.P. Morgan USD Emerging Markets Bond ETF

INVESTMENT INCOME
Dividends — affiliated	$15,507	$3,290,994
Interest — unaffiliated	1,812,216	785,179,646
Securities lending income — affiliated — net	1,425	—
Other income — unaffiliated	200	59,429
Other income — affiliated	—	63,375

Total investment income	1,829,348	788,593,444

EXPENSES
Investment advisory	54,930	57,906,631
Interest expense	—	63,375

Total expenses	54,930	57,970,006

Less:
Investment advisory fees waived	(5,493)	—

Total expenses after fees waived	49,437	57,970,006

Net investment income	1,779,911	730,623,438

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(199,071)	(177,115,430)
Capital gain distributions from underlying funds — affiliated	—	106
Foreign currency transactions	—	25
In-kind redemptions — unaffiliated(b)	—	(551,826,444)

	(199,071)	(728,941,743)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,922,223)	919,991,372
Foreign currency translations	(9)	843

	(1,922,232)	919,992,215

Net realized and unrealized gain (loss)	(2,121,303)	191,050,472

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(341,392)	$921,673,910

(a)	For the period from February 22, 2023 (commencement of operations) to October 31, 2023.
(b)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares J.P. Morgan Broad USD Emerging Markets Bond ETF	iShares J.P. Morgan USD Emerging Markets Bond ETF
	Period From 02/22/23 to 10/31/23 (a)	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,779,911	$730,623,438	$728,491,655
Net realized loss	(199,071)	(728,941,743)	(912,320,662)
Net change in unrealized appreciation (depreciation)	(1,922,232)	919,992,215	(4,367,349,345)

Net increase (decrease) in net assets resulting from operations	(341,392)	921,673,910	(4,551,178,352)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(1,586,613)	(741,738,699)	(739,764,342)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	40,193,947	(1,703,746,600)	(677,716,605)

NET ASSETS
Total increase (decrease) in net assets	38,265,942	(1,523,811,389)	(5,968,659,299)
Beginning of period	—	13,669,169,122	19,637,828,421

End of period	$38,265,942	$12,145,357,733	$13,669,169,122

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Financial Highlights

(For a share outstanding throughout each period)

	iShares J.P. Morgan Broad USD Emerging Markets Bond ETF
	Period From 02/22/23 to 10/31/23	(a)

Net asset value, beginning of period	$50.00

Net investment income(b)	2.22
Net realized and unrealized gain(c)	(2.41)

Net increase from investment operations	(0.19)

Distributions from net investment income(d)	(1.98)

Net asset value, end of period	$47.83

Total Return(e)
Based on net asset value	(0.48	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.20	%(h)

Total expenses after fees waived	0.18	%(h)

Net investment income	6.48	%(h)

Supplemental Data
Net assets, end of period (000)	$38,266

Portfolio turnover rate(i)	10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares J.P. Morgan USD Emerging Markets Bond ETF
	Year Ended 10/31/23		Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$79.20		$109.65	$109.82	$113.14	$104.57

Net investment income(a)	4.20		4.17	4.32	4.63	5.25
Net realized and unrealized gain (loss)(b)	1.79		(30.34)	(0.14)	(3.39)	9.44

Net increase (decrease) from investment operations	5.99		(26.17)	4.18	1.24	14.69

Distributions from net investment income(c)	(4.22)		(4.28)	(4.35)	(4.56)	(6.12)

Net asset value, end of year	$80.97		$79.20	$109.65	$109.82	$113.14

Total Return(d)
Based on net asset value	7.46	%(e)	(24.42)%	3.80%	1.20%	14.50%

Ratios to Average Net Assets(f)
Total expenses	0.39%		0.39%	0.39%	0.39%	0.39%

Net investment income	4.95%		4.44%	3.86%	4.22%	4.81%

Supplemental Data
Net assets, end of year (000)	$12,145,358		$13,669,169	$19,637,828	$17,208,257	$14,482,306

Portfolio turnover rate(g)	13%		8%	7%	10%	11%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Notes to Financial Statements

1.    ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
J.P. Morgan Broad USD Emerging Markets Bond(a)	Non-diversified
J.P. Morgan USD Emerging Markets Bond	Diversified

(a)	The Fund commenced operations on February 22, 2023.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Bank Overdraft: The Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period and as of the report date and utilized its ability to temporarily borrow from that custodian for operational purposes. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.    INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.    SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (continued)

securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
J.P. Morgan Broad USD Emerging Markets Bond
J.P. Morgan Securities LLC	$106,547	$(106,547)	$—		$—
Jefferies LLC	48,324	(48,324)	—		—

	$154,871	$(154,871)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.    INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares J.P. Morgan Broad USD Emerging Markets Bond ETF, BFA is entitled to an annual investment advisory fee of 0.20%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

For its investment advisory services to the iShares J.P. Morgan USD Emerging Markets Bond ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees
First $19 billion	0.4000%
Over $19 billion, up to and including $33 billion	0.3800
Over $33 billion, up to and including $47 billion	0.3610
Over $47 billion	0.3430

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Expense waivers: The total of the investment advisory fee and any other fund expenses are a fund’s total annual operating expenses. For the iShares J.P. Morgan Broad USD Emerging Markets Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 29, 2024 in order to limit total annual operating expenses after fee waiver to 0.18% of average daily net assets.

This amount is included in investment advisory fees waived in the Statement of Operations. For the year ended ended October 31, 2023, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts Waived
J.P. Morgan Broad USD Emerging Markets Bond	$5,493

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the Funds.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended October 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts
J.P. Morgan Broad USD Emerging Markets Bond	$343

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

During the year ended October 31 2023, the iShares J.P. Morgan USD Emerging Markets Bond ETF received a reimbursement of $63,375 from an affiliate, which is included in Other income – affiliated in the Statement of Operations, related to an operating event.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.    PURCHASES AND SALES

For the year ended October 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
J.P. Morgan Broad USD Emerging Markets Bond	$33,548,888	$3,901,344
J.P. Morgan USD Emerging Markets Bond	1,948,257,968	1,818,996,667

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements   (continued)

For the year ended October 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
J.P. Morgan Broad USD Emerging Markets Bond	$9,558,449	$—
J.P. Morgan USD Emerging Markets Bond	9,029,990,726	10,758,718,608

7.    INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
J.P. Morgan USD Emerging Markets Bond	$(582,210,734)	$ 582,210,734

The tax character of distributions paid was as follows:

iShares ETF	Period Ended 10/31/23
J.P. Morgan Broad USD Emerging Markets Bond Ordinary income	$ 1,586,613

iShares ETF	Year Ended 10/31/23	Year Ended 10/31/22
J.P. Morgan USD Emerging Markets Bond Ordinary income	$741,738,699	$739,764,342

As of October 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
J.P. Morgan Broad USD Emerging Markets Bond	$206,717	$(163,807)	$(1,970,915)	$(1,928,005)
J.P. Morgan USD Emerging Markets Bond	55,119,770	(1,667,746,796)	(4,214,103,724)	(5,826,730,750)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the classification of investments and the accrual of income on securities in default.

As of October 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
J.P. Morgan Broad USD Emerging Markets Bond	$39,976,212	$247,559	$(2,218,465)	$(1,970,906)
J.P. Morgan USD Emerging Markets Bond	16,165,281,405	5,048,645	(4,219,152,380)	(4,214,103,735)

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

8.    PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Funds invest a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (continued)

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Period Ended 10/31/23
iShares ETF	Shares	Amount
J.P. Morgan Broad USD Emerging Markets Bond(a)
Shares sold	800,000	$40,193,947

	Year Ended 10/31/23		Year Ended 10/31/22
iShares ETF	Shares	Amount	Shares	Amount
J.P. Morgan USD Emerging Markets Bond
Shares sold	110,100,000	$9,394,461,609	101,500,000	$9,328,406,270
Shares redeemed	(132,700,000)	(11,098,208,209)	(108,000,000)	(10,006,122,875)

	(22,600,000)	$(1,703,746,600)	(6,500,000)	$(677,716,605)

(a)	The Fund commenced operations on February 22, 2023.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

  iShares J.P. Morgan Broad USD Emerging Markets Bond ETF(1)

  iShares J.P. Morgan USD Emerging Markets Bond ETF(2)

(1)	Statement of operations and statement of changes in net assets for the period February 22, 2023 (commencement of operations) to October 31, 2023.

(2)	Statement of operations for the year ended October 31, 2023, and statement of changes in net assets for each of the two years in the period ended October 31, 2023.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	37

Important Tax Information (unaudited)

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended October 31, 2023:

iShares ETF	Foreign Source Income Earned

J.P. Morgan Broad USD Emerging Markets Bond	$1,791,626
J.P. Morgan USD Emerging Markets Bond	785,056,687

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2023:

iShares ETF	Federal Obligation Interest

J.P. Morgan Broad USD Emerging Markets Bond	$9,504
J.P. Morgan USD Emerging Markets Bond	1,942,069

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2023:

iShares ETF	Interest Dividends

J.P. Morgan Broad USD Emerging Markets Bond	$1,748,161
J.P. Morgan USD Emerging Markets Bond	730,666,012

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2023:

iShares ETF	Interest-Related Dividends

J.P. Morgan Broad USD Emerging Markets Bond	$63,958
J.P. Morgan USD Emerging Markets Bond	3,037,806

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares J.P. Morgan USD Emerging Markets Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited, (together the “Advisory Agreements”), on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreements for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA and BlackRock International Limited; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board further noted that BFA pays BlackRock International Limited for sub-advisory services, and that are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement(s).

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA and BlackRock International Limited under the Advisory Agreements for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, including those of the Sub-Advisor(s), as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding investment performance, investment and risk management

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	39

Board Review and Approval of Investment Advisory Contract  (continued)

processes and strategies for BFA and BlackRock International Limited, which were provided at the May 2, 2023 meeting and throughout the year and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

(including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	41

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
J.P. Morgan Broad USD Emerging Markets Bond	$1.983266	$—	$—	$1.983266	100%	—%	—%	100%
J.P. Morgan USD Emerging Markets Bond	4.221624	—	—	4.221624	100	—	—	100

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, ( “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, the Company is only required to comply with certain disclosure, reporting and transparency obligations of AIFMD because it has registered the iShares J.P. Morgan USD Emerging Markets Bond ETF (the “Fund”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

The Company is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area.As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time.All employees are subject to a clawback policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)  (continued)

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2022 was USD 4.12 million. This figure is comprised of fixed remuneration of USD 685 thousand and variable remuneration of USD 3.44 million. There was a total of 8 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2022, to its senior management was USD 2.96 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 970 thousand. These figures relate to the entire Company and not to the Fund.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares J.P. Morgan USD Emerging Markets Bond ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

S U P P L E M E N T A L I N F O R M A T I O N	43

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fundis included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of October 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information (unaudited)  (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	45

Trustee and Officer Information (unaudited)  (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	47

Glossary of Terms Used in this Report

Currency Abbreviation

USD	United States Dollar

Portfolio Abbreviation

CJSC	Closed Joint Stock Company

CMT	Constant Maturity Treasury

JSC	Joint Stock Company

PJSC	Public Joint Stock Company

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Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by JPMorgan Chase & Co., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

© 2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1014-1023

OCTOBER 31, 2023

2023 Annual Report

iShares Trust

• iShares 0-5 Year Investment Grade Corporate Bond ETF | SLQD | NASDAQ

• iShares Aaa  - A Rated Corporate Bond ETF | QLTA | NYSE Arca

• iShares BB Rated Corporate Bond ETF | HYBB | NYSE Arca

• iShares Convertible Bond ETF | ICVT | Cboe BZX

• iShares Floating Rate Bond ETF | FLOT | Cboe BZX

• iShares USD Green Bond ETF | BGRN | NASDAQ

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	1.39%	10.14%

U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)

International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40

Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

U.S. Bond Market Overview

The U.S. fixed-income market, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a return of 0.36% for the 12 months ended October 31, 2023 (the “reporting period”). The benefit of income outweighed the effect of falling prices, leading to a narrow gain.

Several factors played a role in the weak showing for bonds. When the reporting period began, the market was seeing support from a decline in inflation from the peak reached in the months following the outbreak of war in Ukraine. The easing of price pressures fueled expectations that the U.S. Federal Reserve (Fed) could be nearing the end of its long series of interest rate hikes, leading to positive market performance in late 2022. As 2023 progressed, however, the combination of persistent inflation and communications from Fed officials made it clear that although rate hikes were indeed winding down, interest rates were likely to remain “higher for longer.” Continued strength in economic growth, together with elevated housing prices and robust employment, reinforced the notion that the Fed would need to maintain high rates to prevent a reacceleration of inflation. The Fed ultimately raised rates six times over the course of the 12-month period, bringing the benchmark fed funds rate from a range of 3.0-3.25% to 5.25%-5.50%. More important, however, was the fact that the markets continued to push out expectations for the central bank’s first rate cut. At the beginning of the period, the futures markets were indicating the initial rate reduction would occur in the second half of 2023. In contrast, the expected timing had shifted to late 2024 by the end of October.

In this environment, U.S. Treasury yields moved higher across the maturity spectrum (as prices fell). The two-year note climbed 4.48% to 5.09% over the course of the 12-month period, while the 10-year yield rose from 4.05% to 4.93%. Both issues finished October 2023 near their highest levels since 2007. The government bond market, in addition to being affected by rising interest rates, was further pressured by worries that the need for increased Treasury issuance would create an imbalance of supply and demand in the market.

The volatility in U.S. Treasuries, together with lower mortgage pre-payments and the Fed’s efforts to reduce the fixed-income holdings on its balance sheet, caused mortgage-backed securities to finish with a negative return. Conversely, the other major segments of the securitized category—asset-backed securities and commercial mortgage-backed securities—posted gains. Investment-grade corporate bonds also produced positive returns and outpaced Treasuries. The asset class benefited from a larger contribution from income and a decline in its yield spreads versus government issues.

Bonds with maturities of ten years and above, which are most sensitive to rate movements, trailed the broader market. On the other hand, issues in the three- to- seven-year maturity range outperformed. Higher-rated investment-grade bonds, whose performance is dictated more by interest-rate trends than credit developments, generally lagged lower-rated securities.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF

Investment Objective

The iShares 0-5 Year Investment Grade Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds with remaining maturities of less than five years, as represented by the Markit iBoxx® USD Liquid Investment Grade 0-5 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	4.32%	1.75%	1.59%	4.32%	9.05%	17.08%
Fund Market	4.19	1.73	1.58	4.19	8.95	16.95
Index	4.35	1.79	1.66	4.35	9.29	17.95

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,001.20	$ 0.30		$ 1,000.00	$ 1,024.90	$ 0.31		0.06%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2023 (continued)	iShares® 0-5 Year Investment Grade Corporate Bond ETF

Portfolio Management Commentary

High quality corporate bonds with shorter maturities experienced meaningful positive returns over the 12-month period, despite the continued rise in Treasury yields which weighed on broader bond market performance.

Given continued strength in economic growth and inflation that remained above its 2% target, the U.S. Federal Reserve (the Fed) raised its benchmark overnight lending rate six times over the course of the 12-month period, bringing the fed funds target from a range of 3.0-3.25% to 5.25%-5.50%. In addition, the Fed indicated that rates were likely to stay “higher for longer”. The U.S. government’s mounting debt load and need for greater Treasury issuance also weighed on bond market sentiment. Against this backdrop, Treasury yields finished the period higher across the maturity spectrum. To illustrate, the two-year Treasury yield rose from 4.48% to 5.09% while the 10-year yield rose from 4.05% to 4.93%

Investment grade corporate bonds experienced positive returns in aggregate, as the sector is less interest rate-sensitive relative to Treasuries. In addition, corporate issues trade at a yield advantage versus Treasuries and their prices broadly were supported by a narrowing in spreads over the period.

Returns for investment grade corporate bonds with maturities of five years or less exceeded those for their longer-term counterparts given their lower interest rate sensitivity. In addition, an inverted yield curve eliminated the traditional income advantage for longer maturity bonds. In terms of credit quality, lower-rated issues in the Moody’s A and Baa rating categories led performance within the Index and accounted for the great majority of the positive return due to their significant weights within the Index. All maturity segments within the Index finished well into positive territory, with positive contributions led by the 1 to 3 year segment which comprises the largest weight within the Index.

Portfolio Information

CREDIT QUALITY ALLOCATION
Moody’s Credit Rating*	Percent of Total Investments	(a)

Aaa	2.1%
Aa	5.3
A	49.7
Baa	40.9
Ba	1.0
Not Rated	1.0

MATURITY ALLOCATION
Maturity	Percent of Total Investments	(a)

0-1 Year	15.1%
1-5 Years	84.6
5-10 Years	0.3

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF

Investment Objective

The iShares Aaa - A Rated Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of Aaa to A, or equivalently rated, fixed rate U.S. dollar-denominated bonds issued by U.S. and non-U.S. corporations, as represented by the Bloomberg U.S. Corporate Aaa - A Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	1.92%	0.34%	1.38%	1.92%	1.73%	14.72%
Fund Market	1.97	0.34	1.38	1.97	1.73	14.68
Index	1.99	0.45	1.50	1.99	2.26	16.05

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 936.80	$ 0.73		$ 1,000.00	$ 1,024.40	$ 0.77		0.15%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2023 (continued)	iShares® Aaa - A Rated Corporate Bond ETF

Portfolio Management Commentary

Despite the backdrop of rising interest rates, returns for corporate bonds rated Aaa to A were positive for the reporting period.

Given continued strength in economic growth and inflation that remained above its 2% target, the U.S. Federal Reserve (the Fed) raised its benchmark overnight lending rate six times over the course of the 12-month period, bringing the fed funds target from a range of 3.0-3.25% to 5.25%-5.50%. In addition, the Fed indicated that rates were likely to stay “higher for longer”. The U.S. government’s mounting debt load and need for greater Treasury issuance also weighed on bond market sentiment. Against this backdrop, Treasury yields finished the period higher across the maturity spectrum. To illustrate, the two-year Treasury yield rose from 4.48% to 5.09% while the 10-year yield rose from 4.05% to 4.93%

Performance for corporate bonds generally benefited as the sector is less interest rate-sensitive relative to Treasuries. In addition, corporate issues trade at a yield advantage versus Treasuries and their prices broadly were supported by a narrowing in spreads over the period.

Bonds rated A accounted for the great majority of the Index’s positive return as they outperformed their higher-rated counterparts and also constitute the heaviest weight within the Index by a wide margin. In terms of maturities, bonds with maturities in the 2-7 year range led contributions given their lower interest rate sensitivity. In addition, an inverted yield curve eliminated the traditional income advantage for longer maturity bonds. Bonds with maturities greater than 10 years were the biggest laggards given the rise in Treasury yields seen during the period.

Portfolio Information

MATURITY ALLOCATION
Maturity	Percent of Total Investments	(a)

1-5 Years	41.2%
5-10 Years	26.2
10-15 Years	6.1
15-20 Years	6.5
More than 20 Years	20.0

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)

Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc., 4.90%, 02/01/46	0.4%
Pfizer Investment Enterprises Pte Ltd., 5.30%, 05/19/53	0.2
Pfizer Investment Enterprises Pte Ltd., 4.75%, 05/19/33	0.2
Microsoft Corp., 2.40%, 08/08/26	0.2
Microsoft Corp., 2.92%, 03/17/52	0.2
Anheuser-Busch InBev Worldwide Inc., 5.55%, 01/23/49	0.2
Visa Inc., 3.15%, 12/14/25	0.2
Morgan Stanley, 6.34%, 10/18/33	0.2
Comcast Corp., 4.15%, 10/15/28	0.2
Goldman Sachs Group Inc. (The), 3.10%, 02/24/33	0.1

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® BB Rated Corporate Bond ETF

Investment Objective

The iShares BB Rated Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of BB (or its equivalent) fixed rate U.S. dollar-denominated bonds issued by U.S. and non-U.S. corporate issuers, as represented by the ICE BofA BB US High Yield Constrained Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	4.75%	0.07%	4.75%	0.22%
Fund Market	4.82	0.17	4.82	0.53
Index	4.70	0.20	4.70	0.62

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was October 6, 2020. The first day of secondary market trading was October 8, 2020.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 990.40	$ 0.75		$ 1,000.00	$ 1,024.40	$ 0.77		0.15%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2023 (continued)	iShares® BB Rated Corporate Bond ETF

Portfolio Management Commentary

Given continued strength in economic growth and inflation that remained above its 2% target, the U.S. Federal Reserve (the Fed) raised its benchmark overnight lending rate six times over the course of the 12-month period, bringing the fed funds target from a range of 3.0-3.25% to 5.25%-5.50%. In addition, the Fed indicated that rates were likely to stay “higher for longer”. The U.S. government’s mounting debt load and need for greater Treasury issuance also weighed on bond market sentiment. Against this backdrop, Treasury yields finished the period higher across the maturity spectrum. To illustrate, the two-year Treasury yield rose from 4.51% to 5.07% while the 10-year yield rose from 4.10% to 4.88%.

Investment grade and high yield corporate bonds experienced positive returns in aggregate over the period, as performance for both sectors was supported by a relative lack of interest rate sensitivity. In addition, corporate bonds trade at a yield advantage versus Treasuries and their prices broadly were supported by a narrowing of spreads over the period. BB-rated bonds outperformed their higher quality, investment grade counterparts due to their higher yields and lower interest rate sensitivity in a rising rate environment. In sector terms, positive contributions to Index performance were led by industrials, most notably the consumer cyclical and energy segments. All maturity segments within the Index contributed positively to performance, led by bonds with maturities in the 7-10 year range.

Portfolio Information

MATURITY ALLOCATION

Maturity	Percent of Total Investments	(a)

1-5 Years	48.5%
5-10 Years	46.2
10-15 Years	1.5
15-20 Years	0.6
More than 20 Years	3.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Directv Financing LLC/Directv Financing Co-Obligor Inc., 5.88%, 08/15/27	0.6%
American Airlines Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/26	0.5
American Airlines Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/29	0.5
Intelsat Jackson Holdings SA, 6.50%, 03/15/30	0.5
Venture Global LNG Inc., 8.38%, 06/01/31	0.4
Emerald Debt Merger Sub LLC, 6.63%, 12/15/30	0.4
Western Digital Corp., 4.75%, 02/15/26	0.4
Venture Global LNG Inc., 8.13%, 06/01/28	0.4
GTCR W-2 Merger Sub LLC, 7.50%, 01/15/31	0.4
Carnival Corp., 4.00%, 08/01/28	0.4

(a)	Excludes money market funds.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® Convertible Bond ETF

Investment Objective

The iShares Convertible Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated convertible securities, specifically cash pay bonds, with outstanding issue sizes greater than $250 million, as represented by the Bloomberg U.S. Convertible Cash Pay Bond greater than $250MM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	2.35%	9.22%	8.01%	2.35%	55.46%	91.32%
Fund Market	2.28	9.16	7.97	2.28	54.99	90.70
Index	2.67	9.72	8.53	2.67	59.01	99.14

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 2, 2015. The first day of secondary market trading was June 4, 2015.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,001.90	$ 1.01		$ 1,000.00	$ 1,024.20	$ 1.02		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2023 (continued)	iShares® Convertible Bond ETF

Portfolio Management Commentary

U.S. dollar-denominated convertible bonds experienced modest positive performance over the reporting period, supported by a rise in equity prices. Convertible bonds are hybrid securities that have features of both debt and equity. The bonds represented in the Index pay interest on a periodic basis, similar to standard corporate bonds, but they also have an equity conversion feature and can be redeemed for shares of the issuer’s stock. Due to their convertibility feature, these securities are correlated with stocks but may have less volatility given their fixed-income component.

Given continued strength in economic growth and inflation that remained above its 2% target, the U.S. Federal Reserve (the Fed) raised its benchmark overnight lending rate six times over the course of the 12-month period, bringing the fed funds target from a range of 3.0-3.25% to 5.25%-5.50%. In addition, the Fed indicated that rates were likely to stay “higher for longer”. The U.S. government’s mounting debt load and need for greater Treasury issuance also weighed on bond market sentiment. Against this backdrop, Treasury yields finished the period higher across the maturity spectrum. To illustrate, the two-year Treasury yield rose from 4.48% to 5.09% while the 10-year yield rose from 4.05% to 4.93%.

Throughout the period, the shifting outlook for interest rate policy led to significant volatility for risk assets including convertible securities. The prospect of a higher interest rate regime for an extended period constrained performance for assets with more distant cash flows, such the type of growth company heavily represented in the convertible market. Nonetheless, convertibles managed to post a modest positive return for the 12 months.

Much of the convertible universe is unrated, and unrated issues accounted for the great majority of the Index’s positive return. In sector terms, technology issues are the largest Index constituent and the sector accounted for nearly half of the Index return. The leisure and retail segments within the consumer cyclical sector were also significant sources of strength as consumer spending remained robust. Finally, energy issues contributed meaningfully as well as oil and gas prices rose over the second half of the period..

Portfolio Information

MATURITY ALLOCATION

Maturity	Percent of Total Investments	(a)

0-1 Year	3.3%
1-5 Years	85.8
5-10 Years	8.3
More than 20 Years	2.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Palo Alto Networks Inc., 0.38%, 06/01/25	2.4%
Ford Motor Co. , 03/15/26	1.1
Royal Caribbean Cruises Ltd., 6.00%, 08/15/25	1.1
Pinduoduo Inc. , 12/01/25	1.0
MongoDB Inc., 0.25%, 01/15/26	1.0
Airbnb Inc. , 03/15/26	0.9
Southern Co. (The), 3.88%, 12/15/25	0.9
Duke Energy Corp., 4.13%, 04/15/26	0.9
Sea Ltd., 0.25%, 09/15/26	0.8
Rivian Automotive Inc., 4.63%, 03/15/29	0.8

(a)	Excludes money market funds.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® Floating Rate Bond ETF

Investment Objective

The iShares Floating Rate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade floating rate bonds with remaining maturities between one month and five years, as represented by the Bloomberg US Floating Rate Note<5 Years Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	6.47%	2.26%	1.70%	6.47%	11.81%	18.42%
Fund Market	6.79	2.27	1.71	6.79	11.87	18.48
Index	6.57	2.50	1.96	6.57	13.13	21.37

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,034.30	$ 0.77		$ 1,000.00	$ 1,024.40	$ 0.77		0.15%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of October 31, 2023 (continued)	iShares® Floating Rate Bond ETF

Portfolio Management Commentary

Investment-grade floating-rate bonds posted a strong positive performance for the reporting period, as investors benefited from their relative price stability in a rising interest rate environment and their coupons adjusted upwards with changes in short-term rates.

Given continued strength in economic growth and inflation that remained above its 2% target, the U.S. Federal Reserve (the Fed) raised its benchmark overnight lending rate six times over the course of the 12-month period, bringing the fed funds target from a range of 3.0-3.25% to 5.25%-5.50%. In addition, the Fed indicated that rates were likely to stay “higher for longer”. The U.S. government’s mounting debt load and need for greater Treasury issuance also weighed on bond market sentiment. Against this backdrop, Treasury yields finished the period higher across the maturity spectrum. To illustrate, the two-year Treasury yield rose from 4.48% to 5.09% while the 10-year yield rose from 4.05% to 4.93%.

The Index principally comprises U.S. dollar-denominated bonds with coupons that reset periodically. Floating rate bonds are generally attractive to investors in a rising interest-rate environment because their coupon rates adjust to reflect shifts in short-term interest rates. As a result their prices are not as sensitive to changing interest rates. That said, prices for floating rate bonds can fluctuate based on changes in the economic outlook and credit sentiment, as a weaker economy can impact the ability of companies to service their debts.

In quality terms, bonds rated A led positive contributions to Index return as this segment comprises the largest weight within the Index and benefited from higher yields and a narrowing of credit spreads.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Rating*	Percent of Total Investments	(a)
Aaa	21.3%
Aa	16.9
A	50.4
Baa	8.9
Ba	0.4
Not Rated	2.1

MATURITY ALLOCATION

Maturity	Percent of Total Investments	(a)
0-1 Year	28.2%
1-5 Years	71.8

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® USD Green Bond ETF

Investment Objective

The iShares USD Green Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S.dollar-denominated investment-grade green bonds that are issued by U.S. and non-U.S. issuers to fund environmental projects, as represented by Bloomberg MSCI USD Green Bond Select Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	2.59%	(0.05)%	2.59%	(0.25)%
Fund Market	2.64	(0.03)	2.64	(0.13)
Index	2.74	0.12	2.74	0.58

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/13/18. The first day of secondary market trading was 11/15/18.

Index performance through February 28, 2022 reflects the performance of the Bloomberg MSCI Global Green Bond Select (USD Hedged) Index. Index performance beginning on March 1, 2022 reflects the performance of the Bloomberg MSCI USD Green Bond Select Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$958.10	$0.99		$1,000.00	$1,024.20	$1.02		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of October 31, 2023 (continued)	iShares® USD Green Bond ETF

Portfolio Management Commentary

The proceeds of green bonds are exclusively applied to projects or activities that promote climate or other environmental sustainability purposes. Projects financed using green bonds can include investments in climate change mitigation, climate change adaptation, natural resource conservation, biodiversity conservation, and pollution prevention and control, among other project categories as outlined by ICMA Green Bond Principles.

After plummeting in the second half of 2022, green bond issuance was robust during the period. To illustrate, sales of green bonds in the first half of 2023 were more than 20% higher compared to the same period in 2022, and exceeded the previous record for any half calendar year. Both corporate and sovereign issuances staged a recovery. According to data from Climate Bonds Initiative, green bond issuance is expected to exceed US$500 billion in 2023, with USD green bonds comprising ~US$120 billion of this issuance. This surpasses the 2022 USD green bond issuance at ~US$113 billion

The Index had a positive return for the period despite a volatile geopolitical backdrop, U.S. Federal Reserve interest rate hikes and a rise in U.S. Treasury yields. Given continued strength in economic growth and inflation that remained above its 2% target, the U.S. Federal Reserve (the Fed) raised its benchmark overnight lending rate six times over the course of the 12-month period, bringing the fed funds target from a range of 3.0-3.25% to 5.25%-5.50%, and indicated that rates were likely to stay “higher for longer”. The U.S. government’s mounting debt load and need for greater Treasury issuance also weighed on bond market sentiment. Against this backdrop, Treasury yields finished the period higher across the maturity spectrum.

The index is less interest rate-sensitive relative to a comparable Treasury index. In addition, corporate issues offer additional spread above Treasury yields and their prices broadly were supported by a narrowing in this spread over the period. Viewed by credit quality, holdings of bonds rated Baa by Moody’s, the lowest investment grade rating, had the biggest positive impact on return given the narrowing of credit spreads. In terms of bond maturities, all segments were comfortably in positive territory except for issues with maturities of 10 years which had an essentially flat return.

Portfolio Information

CREDIT QUALITY ALLOCATION
Moody’s Credit Rating*	Percent of Total Investments	(a)

Aaa	14.6%
Aa	14.2
A	32.5
Baa	30.3
Ba	0.3
Not Rated	8.1

MATURITY ALLOCATION
Maturity	Percent of Total Investments	(a)

0-1 Year	7.1%
1-5 Years	46.7
5-10 Years	32.7
10-15 Years	3.0
15-20 Years	0.7
More than 20 Years	9.8

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	17

Schedule of Investments October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.1%
Omnicom Group Inc.
3.60%, 04/15/26 (Call 01/15/26)	$1,450	$1,373,264
3.65%, 11/01/24 (Call 08/01/24)	867	845,803

		2,219,067

Aerospace & Defense — 1.7%
Boeing Co. (The)
1.43%, 02/04/24 (Call 11/13/23)	2,612	2,578,841
1.95%, 02/01/24	842	833,279
2.20%, 02/04/26 (Call 11/13/23)	5,177	4,758,493
2.70%, 02/01/27 (Call 12/01/26)(a)	530	477,370
2.75%, 02/01/26 (Call 01/01/26)	1,500	1,396,201
3.10%, 05/01/26 (Call 03/01/26)	710	661,238
3.25%, 02/01/28 (Call 12/01/27)	1,100	982,637
4.88%, 05/01/25 (Call 04/01/25)	3,363	3,303,556
5.04%, 05/01/27 (Call 03/01/27)	2,220	2,150,234
General Dynamics Corp.
1.15%, 06/01/26 (Call 05/01/26)	645	578,500
2.13%, 08/15/26 (Call 05/15/26)	335	307,603
2.38%, 11/15/24 (Call 09/15/24)	545	526,291
2.63%, 11/15/27 (Call 08/15/27)	65	58,196
3.25%, 04/01/25 (Call 03/01/25)	718	695,324
3.50%, 05/15/25 (Call 03/15/25)	773	750,063
3.50%, 04/01/27 (Call 02/01/27)(a)	945	886,731
3.75%, 05/15/28 (Call 02/15/28)	1,500	1,396,545
HEICO Corp., 5.25%, 08/01/28 (Call 07/01/28)	530	511,159
Howmet Aerospace Inc., 5.90%, 02/01/27	500	493,285
L3Harris Technologies Inc.
3.83%, 04/27/25 (Call 01/27/25)	794	768,370
3.85%, 12/15/26 (Call 09/15/26)	610	574,907
4.40%, 06/15/28 (Call 03/15/28)	1,560	1,457,352
5.40%, 01/15/27	1,160	1,140,771
Lockheed Martin Corp.
3.55%, 01/15/26 (Call 10/15/25)	1,023	984,267
4.45%, 05/15/28 (Call 04/15/28)(a)	505	484,376
4.95%, 10/15/25 (Call 09/15/25)	570	565,830
5.10%, 11/15/27 (Call 10/15/27)	585	578,747
Northrop Grumman Corp.
2.93%, 01/15/25 (Call 11/15/24)	1,584	1,529,579
3.20%, 02/01/27 (Call 11/01/26)	223	206,579
3.25%, 01/15/28 (Call 10/15/27)	1,780	1,625,745
RTX Corp.
2.65%, 11/01/26 (Call 08/01/26)	225	205,758
3.13%, 05/04/27 (Call 02/04/27)	549	500,205
3.20%, 03/15/24 (Call 01/15/24)	751	743,261
3.50%, 03/15/27 (Call 12/15/26)	2,095	1,938,077
3.95%, 08/16/25 (Call 06/16/25)(a)	1,526	1,475,708
5.00%, 02/27/26 (Call 01/27/26)	355	348,897

		38,473,975

Agriculture — 1.3%
Altria Group Inc.
2.35%, 05/06/25 (Call 04/06/25)	881	833,989
2.63%, 09/16/26 (Call 06/16/26)(a)	479	440,671
4.00%, 01/31/24	455	452,556
4.40%, 02/14/26 (Call 12/14/25)	1,060	1,025,504
6.20%, 11/01/28 (Call 10/01/28)	325	325,795
Archer-Daniels-Midland Co., 2.50%, 08/11/26 (Call 05/11/26)	1,140	1,057,422
BAT Capital Corp. 2.26%, 03/25/28 (Call 01/25/28)(a)	1,655	1,387,404

Security	Par (000)	Value

Agriculture (continued)
2.79%, 09/06/24 (Call 08/06/24)(a)	$1,025	$997,212
3.22%, 08/15/24 (Call 06/15/24)	1,651	1,614,598
3.22%, 09/06/26 (Call 07/06/26)	953	882,847
3.56%, 08/15/27 (Call 05/15/27)	1,047	949,522
4.70%, 04/02/27 (Call 02/02/27)	929	884,627
BAT International Finance PLC
1.67%, 03/25/26 (Call 02/25/26)	1,454	1,309,057
4.45%, 03/16/28 (Call 02/16/28)	815	751,265
Bunge Ltd. Finance Corp.
1.63%, 08/17/25 (Call 07/17/25)	712	659,337
3.25%, 08/15/26 (Call 05/15/26)	785	731,484
3.75%, 09/25/27 (Call 06/25/27)	110	101,810
Philip Morris International Inc.
0.88%, 05/01/26 (Call 04/01/26)	793	706,498
1.50%, 05/01/25 (Call 04/01/25)	750	704,806
2.75%, 02/25/26 (Call 11/25/25)	762	714,226
2.88%, 05/01/24 (Call 04/01/24)	936	922,322
3.13%, 08/17/27 (Call 05/17/27)	35	32,033
3.13%, 03/02/28 (Call 12/02/27)	190	170,471
3.25%, 11/10/24	672	656,138
3.38%, 08/11/25 (Call 05/11/25)	743	713,716
3.60%, 11/15/23	320	319,780
4.88%, 02/13/26	1,605	1,576,419
4.88%, 02/15/28 (Call 01/15/28)	2,705	2,598,500
5.00%, 11/17/25	645	637,054
5.13%, 11/15/24	960	953,144
5.13%, 11/17/27 (Call 10/17/27)	1,260	1,228,703
5.25%, 09/07/28 (Call 08/07/28)(a)	725	705,029
Reynolds American Inc., 4.45%, 06/12/25 (Call 03/12/25)	1,732	1,689,130

		28,733,069

Airlines — 0.1%
Southwest Airlines Co.
5.13%, 06/15/27 (Call 04/15/27)(a)	1,745	1,683,486
5.25%, 05/04/25 (Call 04/04/25)	1,450	1,429,530

		3,113,016

Apparel — 0.2%
NIKE Inc.
2.38%, 11/01/26 (Call 08/01/26)	980	901,809
2.40%, 03/27/25 (Call 02/27/25)	1,123	1,078,549
2.75%, 03/27/27 (Call 01/27/27)	967	890,928
VF Corp.
2.40%, 04/23/25 (Call 03/23/25)	822	773,914
2.80%, 04/23/27 (Call 02/23/27)	500	439,387

		4,084,587

Auto Manufacturers — 3.2%
American Honda Finance Corp.
0.55%, 07/12/24	809	780,381
0.75%, 08/09/24(a)	960	923,229
1.00%, 09/10/25	868	797,222
1.20%, 07/08/25	774	719,092
1.30%, 09/09/26	807	716,519
1.50%, 01/13/25	465	442,603
2.00%, 03/24/28	705	604,763
2.15%, 09/10/24	747	726,050
2.30%, 09/09/26	270	246,390
2.35%, 01/08/27	435	393,311
2.40%, 06/27/24	503	491,899
2.90%, 02/16/24	390	386,647
3.50%, 02/15/28	470	430,722

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
3.55%, 01/12/24(a)	$348	$346,610
4.70%, 01/12/28	330	317,100
4.75%, 01/12/26	200	196,527
5.00%, 05/23/25(a)	630	624,454
5.13%, 07/07/28	730	711,177
5.25%, 07/07/26(a)	885	878,265
5.80%, 10/03/25	450	450,982
Series A, 4.60%, 04/17/25	840	827,867
Cummins Inc., 0.75%, 09/01/25 (Call 08/01/25)	734	674,252
General Motors Co.
4.00%, 04/01/25(a)	619	600,014
4.20%, 10/01/27 (Call 07/01/27)	550	509,458
5.00%, 10/01/28 (Call 07/01/28)	5	4,713
6.13%, 10/01/25 (Call 09/01/25)	1,948	1,944,679
6.80%, 10/01/27 (Call 08/01/27)	965	979,954
General Motors Financial Co. Inc.
1.05%, 03/08/24	720	707,218
1.20%, 10/15/24	910	866,623
1.25%, 01/08/26 (Call 12/08/25)(a)	1,596	1,429,741
1.50%, 06/10/26 (Call 05/10/26)	1,380	1,217,882
2.35%, 02/26/27 (Call 01/26/27)	1,060	931,736
2.40%, 04/10/28 (Call 02/10/28)	990	834,707
2.70%, 08/20/27 (Call 06/20/27)	925	807,392
2.75%, 06/20/25 (Call 05/20/25)	1,243	1,173,652
2.90%, 02/26/25 (Call 01/26/25)	1,260	1,203,168
3.50%, 11/07/24 (Call 09/07/24)	851	827,642
3.80%, 04/07/25	1,155	1,115,243
3.95%, 04/13/24 (Call 02/13/24)	1,126	1,113,417
4.00%, 01/15/25 (Call 10/15/24)	1,130	1,098,809
4.00%, 10/06/26 (Call 07/06/26)	610	570,318
4.30%, 07/13/25 (Call 04/13/25)	890	860,150
4.35%, 04/09/25 (Call 02/09/25)	1,083	1,053,044
4.35%, 01/17/27 (Call 10/17/26)(a)	1,150	1,079,379
5.00%, 04/09/27 (Call 03/09/27)	1,220	1,164,780
5.10%, 01/17/24 (Call 12/17/23)	1,036	1,033,240
5.25%, 03/01/26 (Call 12/01/25)	1,550	1,510,564
5.40%, 04/06/26	720	704,434
5.80%, 06/23/28 (Call 05/23/28)	1,465	1,419,527
6.00%, 01/09/28 (Call 12/09/27)	970	951,802
6.05%, 10/10/25	1,220	1,214,563
Honda Motor Co. Ltd.
2.27%, 03/10/25 (Call 02/10/25)	1,065	1,017,880
2.53%, 03/10/27 (Call 02/10/27)	990	895,337
Toyota Motor Corp.
0.68%, 03/25/24 (Call 02/25/24)(a)	1,310	1,283,900
1.34%, 03/25/26 (Call 02/25/26)	1,031	936,317
2.36%, 07/02/24(a)	605	591,713
3.67%, 07/20/28(a)	495	459,224
5.12%, 07/13/28 (Call 06/13/28)	400	394,885
5.28%, 07/13/26 (Call 06/13/26)(a)	320	318,914
Toyota Motor Credit Corp.
0.50%, 06/18/24(a)	1,055	1,021,912
0.63%, 09/13/24(a)	1,045	999,762
0.80%, 10/16/25	1,104	1,007,643
0.80%, 01/09/26	799	721,593
1.13%, 06/18/26	1,025	916,012
1.15%, 08/13/27(a)	25	21,353
1.45%, 01/13/25	1,130	1,075,766
1.80%, 02/13/25	526	501,315
1.90%, 01/13/27(a)	858	765,206
1.90%, 04/06/28(a)	300	258,668

Security	Par (000)	Value

Auto Manufacturers (continued)
2.00%, 10/07/24	$681	$657,526
2.50%, 03/22/24(a)	580	572,995
2.90%, 04/17/24(a)	697	688,104
3.00%, 04/01/25	1,327	1,280,003
3.05%, 03/22/27	1,005	925,923
3.05%, 01/11/28	175	159,435
3.20%, 01/11/27(a)	1,464	1,358,765
3.40%, 04/14/25	524	507,091
3.65%, 08/18/25	940	909,640
3.95%, 06/30/25	950	925,370
4.40%, 09/20/24	1,265	1,250,673
4.45%, 05/18/26	890	868,560
4.55%, 09/20/27	2,390	2,308,894
4.63%, 01/12/28	645	624,610
4.80%, 01/10/25	685	679,054
5.00%, 08/14/26	800	789,951
5.25%, 09/11/28	800	787,040
5.40%, 11/10/25	700	698,826
5.45%, 11/10/27	320	319,164
5.60%, 09/11/25	275	275,143

		71,388,078

Auto Parts & Equipment — 0.2%
Aptiv PLC, 2.40%, 02/18/25 (Call 11/13/23)	805	767,589
BorgWarner Inc., 2.65%, 07/01/27 (Call 05/01/27)(a)	980	870,542
Lear Corp., 3.80%, 09/15/27 (Call 06/15/27)	480	439,416
Magna International Inc.
3.63%, 06/15/24 (Call 03/15/24)	823	813,045
4.15%, 10/01/25 (Call 07/01/25)	723	702,288

		3,592,880

Banks — 34.9%
Australia & New Zealand Banking Group Ltd. 3.70%, 11/16/25	728	701,337
5.09%, 12/08/25	225	222,512
5.38%, 07/03/25	335	333,521
5.67%, 10/03/25	600	600,846
Banco Bilbao Vizcaya Argentaria SA 1.13%, 09/18/25	1,185	1,079,359
5.86%, 09/14/26 (Call 09/14/25), (1-year CMT + 2.300%)(b)	500	493,537
Banco Santander SA
1.72%, 09/14/27 (Call 09/14/26), (1-year CMT + 0.900%)(b)	1,145	992,531
1.85%, 03/25/26	1,900	1,697,815
2.71%, 06/27/24(a)	1,781	1,741,395
2.75%, 05/28/25	1,543	1,454,193
3.50%, 03/24/25	1,500	1,442,497
3.80%, 02/23/28	1,000	889,629
3.89%, 05/24/24	1,585	1,564,823
4.18%, 03/24/28 (Call 03/24/27), (1-year CMT + 2.000%)(b)	1,500	1,373,072
4.25%, 04/11/27	950	879,773
4.38%, 04/12/28	1,400	1,272,040
5.15%, 08/18/25	735	715,729
5.29%, 08/18/27	2,200	2,102,287
5.59%, 08/08/28	1,300	1,251,889
5.74%, 06/30/24, (1-year CMT + 0.450%)(b)	385	383,741
6.53%, 11/07/27 (Call 11/07/26), (1-year CMT + 1.650%)(b)	800	801,620
6.61%, 11/07/28	800	801,053

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Bank of America Corp.
0.98%, 04/22/25 (Call 04/22/24), (1-day SOFR + 0.690%)(b)	$2,096	$2,037,952
0.98%, 09/25/25 (Call 09/25/24), (1-day SOFR + 0.910%)(b)	1,840	1,751,058
1.20%, 10/24/26 (Call 10/24/25), (1-day SOFR + 1.010%)(a)(b)	2,275	2,054,851
1.32%, 06/19/26 (Call 06/19/25), (1-day SOFR + 1.150%)(b)	2,548	2,343,921
1.53%, 12/06/25 (Call 12/06/24), (1-day SOFR + 0.650%)(b)	1,730	1,634,039
1.73%, 07/22/27 (Call 07/22/26), (1-day SOFR + 0.960%)(b)	5,150	4,542,782
1.84%, 02/04/25 (Call 02/04/24), (1-day SOFR + 0.670%)(a)(b)	1,685	1,662,598
2.02%, 02/13/26 (Call 02/13/25), (3-mo. SOFR + 0.902%)(b)	1,395	1,314,401
2.46%, 10/22/25 (Call 10/22/24), (3-mo. SOFR + 1.132%)(a)(b)	1,847	1,775,427
2.55%, 02/04/28 (Call 02/04/27), (1-day SOFR + 1.050%)(b)	2,105	1,860,722
3.09%, 10/01/25 (Call 10/01/24), (3-mo. SOFR + 1.352%)(b)	1,537	1,489,417
3.25%, 10/21/27 (Call 10/21/26)	1,030	931,290
3.37%, 01/23/26 (Call 01/23/25), (3-mo. SOFR + 1.072%)(b)	1,785	1,715,913
3.38%, 04/02/26 (Call 04/02/25), (1-day SOFR + 1.330%)(b)	2,180	2,088,575
3.46%, 03/15/25 (Call 03/15/24), (3-mo. SOFR + 1.232%)(b)	965	953,475
3.50%, 04/19/26(a)	2,152	2,031,142
3.56%, 04/23/27 (Call 04/23/26), (3-mo. SOFR + 1.322%)(b)	1,850	1,727,897
3.59%, 07/21/28 (Call 07/21/27), (3-mo. SOFR + 1.632%)(a)(b)	2,045	1,850,715
3.71%, 04/24/28 (Call 04/24/27), (3-mo. SOFR + 1.774%)(b)	2,050	1,873,386
3.82%, 01/20/28 (Call 01/20/27), (3-mo. SOFR + 1.837%)(b)	2,155	1,986,643
3.84%, 04/25/25 (Call 04/25/24), (1-day SOFR + 1.110%)(b)	1,955	1,930,450
3.88%, 08/01/25	1,662	1,608,844
4.00%, 04/01/24(a)	1,956	1,943,584
4.00%, 01/22/25	2,210	2,150,839
4.13%, 01/22/24	1,956	1,949,781
4.20%, 08/26/24	1,615	1,588,731
4.25%, 10/22/26	1,740	1,643,296
4.38%, 04/27/28 (Call 04/27/27), (1-day SOFR + 1.580%)(b)	2,120	1,978,900
4.45%, 03/03/26	1,716	1,642,673
4.83%, 07/22/26 (Call 07/22/25), (1-day SOFR + 1.750%)(b)	1,720	1,676,056
4.95%, 07/22/28 (Call 07/22/27), (1-day SOFR + 2.040%)(b)	2,838	2,697,788
5.08%, 01/20/27 (Call 01/20/26), (1-day SOFR + 1.290%)(b)	1,705	1,659,903
5.93%, 09/15/27 (Call 09/15/26), (1-day SOFR + 1.340%)(b)	1,400	1,384,891
Series L, 3.95%, 04/21/25	2,212	2,137,412
Series L, 4.18%, 11/25/27 (Call 11/25/26)	2,475	2,274,593

Security	Par (000)	Value

Banks (continued)
Series N, 1.66%, 03/11/27 (Call 03/11/26), (1-day SOFR + 0.910%)(b)	$2,475	$2,214,424
Bank of America NA 5.53%, 08/18/26 (Call 07/18/26)	1,500	1,491,145
5.65%, 08/18/25 (Call 07/18/25)	1,695	1,689,295
Bank of Montreal 0.45%, 12/08/23(a)	722	718,132
0.63%, 07/09/24(a)	1,195	1,151,419
0.95%, 01/22/27 (Call 01/22/26), (1-day SOFR + 0.603%)(b)	1,015	905,124
1.25%, 09/15/26	1,167	1,022,934
1.50%, 01/10/25	1,425	1,351,447
1.85%, 05/01/25(a)	1,565	1,472,130
2.15%, 03/08/24(a)	1,295	1,279,589
2.50%, 06/28/24(a)	1,060	1,038,793
2.65%, 03/08/27	1,210	1,082,361
3.70%, 06/07/25	1,305	1,257,585
5.20%, 12/12/24	1,085	1,074,988
5.20%, 02/01/28 (Call 01/01/28)	1,055	1,016,629
5.30%, 06/05/26	460	452,773
5.72%, 09/25/28 (Call 08/25/28)	925	906,768
5.92%, 09/25/25	750	747,900
Series E, 3.30%, 02/05/24(a)	877	870,703
Series H, 4.25%, 09/14/24	705	693,532
Series H, 4.70%, 09/14/27 (Call 08/14/27)	265	252,079
Bank of New York Mellon Corp. (The) 0.50%, 04/26/24 (Call 03/26/24)	613	598,279
0.75%, 01/28/26 (Call 12/28/25)	789	707,626
1.05%, 10/15/26 (Call 09/15/26)(a)	455	398,356
1.60%, 04/24/25 (Call 03/24/25)	1,242	1,165,584
2.05%, 01/26/27 (Call 12/26/26)(a)	710	628,550
2.10%, 10/24/24(a)	1,010	973,681
2.45%, 08/17/26 (Call 05/17/26)(a)	920	841,888
2.80%, 05/04/26 (Call 02/04/26)	705	655,841
3.00%, 10/30/28 (Call 07/30/28)	500	429,169
3.25%, 09/11/24 (Call 08/11/24)	480	469,229
3.25%, 05/16/27 (Call 02/16/27)	585	536,161
3.40%, 05/15/24 (Call 04/15/24)	478	472,619
3.40%, 01/29/28 (Call 10/29/27)	65	59,065
3.85%, 04/28/28	65	60,262
4.95%, 04/26/27 (Call 04/26/26), (1-day SOFR + 1.026%)(b)	625	604,743
5.15%, 05/22/26 (Call 05/22/25), (1-day SOFR + 1.067%)(b)	250	246,658
Series 12, 3.65%, 02/04/24 (Call 01/05/24)	733	729,341
Series G, 3.00%, 02/24/25 (Call 01/24/25)	787	757,391
Series J, 0.85%, 10/25/24 (Call 09/25/24)	735	700,156
Bank of Nova Scotia (The) 0.65%, 07/31/24	1,060	1,018,409
0.70%, 04/15/24	1,235	1,208,454
1.05%, 03/02/26	1,127	1,005,208
1.30%, 06/11/25	1,052	975,546
1.30%, 09/15/26 (Call 06/15/26)	1,035	908,153
1.35%, 06/24/26	955	846,228
1.45%, 01/10/25	1,230	1,165,659
1.95%, 02/02/27	885	780,713
2.20%, 02/03/25	1,285	1,225,703
2.44%, 03/11/24	820	809,709
2.70%, 08/03/26	345	317,626
2.95%, 03/11/27	885	803,636
3.40%, 02/11/24(a)	881	874,268

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.45%, 04/11/25	$1,660	$1,599,532
4.50%, 12/16/25	1,371	1,321,609
4.75%, 02/02/26	630	613,516
5.25%, 12/06/24	85	84,181
5.25%, 06/12/28	825	789,817
5.45%, 06/12/25(a)	870	861,131
Barclays Bank PLC, 3.75%, 05/15/24(a)	570	564,137
Barclays PLC
1.01%, 12/10/24 (Call 12/10/23), (1-year CMT + 0.800%)(a)(b)	500	496,913
2.28%, 11/24/27 (Call 11/24/26), (1-year CMT + 1.050%)(b)	1,520	1,329,309
2.85%, 05/07/26 (Call 05/07/25), (1-day SOFR + 2.714%)(b)	1,722	1,624,194
3.65%, 03/16/25	2,076	1,997,733
3.93%, 05/07/25 (Call 05/07/24), (3-mo. LIBOR US + 1.610%)(b)	1,957	1,930,388
4.34%, 01/10/28 (Call 01/10/27)	1,195	1,091,085
4.38%, 09/11/24(a)	1,379	1,350,068
4.38%, 01/12/26	2,576	2,458,986
4.84%, 05/09/28 (Call 05/07/27)	1,980	1,779,003
5.20%, 05/12/26	1,792	1,711,458
5.30%, 08/09/26 (Call 08/09/25), (1-year CMT + 2.300%)(b)	1,240	1,210,239
5.50%, 08/09/28 (Call 08/09/27), (1-year CMT + 2.650%)(b)	1,450	1,375,046
5.83%, 05/09/27 (Call 05/09/26), (1-day SOFR + 2.210%)(b)	2,125	2,076,072
6.50%, 09/13/27 (Call 09/13/26), (1-day SOFR + 1.880%)(b)	200	198,178
7.33%, 11/02/26 (Call 11/02/25), (1-year CMT + 3.050%)(b)	1,565	1,581,631
BNP Paribas SA, 4.25%, 10/15/24	213	208,035
BPCE SA 3.38%, 12/02/26	250	230,238
4.00%, 04/15/24(a)	1,164	1,155,169
Canadian Imperial Bank of Commerce 0.50%, 12/14/23	659	655,029
0.95%, 10/23/25	168	152,477
1.00%, 10/18/24(a)	495	472,208
1.25%, 06/22/26 (Call 05/22/26)	52	46,071
2.25%, 01/28/25	688	656,286
3.10%, 04/02/24(a)	913	903,300
3.30%, 04/07/25	975	938,133
3.45%, 04/07/27 (Call 03/07/27)	615	562,899
3.95%, 08/04/25	935	902,403
5.00%, 04/28/28 (Call 03/28/28)	1,060	1,007,320
5.14%, 04/28/25	795	784,295
5.93%, 10/02/26	450	449,108
5.99%, 10/03/28 (Call 09/03/28)	650	641,948
Citibank NA 3.65%, 01/23/24 (Call 12/23/23)(a)	1,985	1,975,279
5.80%, 09/29/28 (Call 08/29/28)	2,250	2,221,293
5.86%, 09/29/25 (Call 08/29/25)(a)	1,250	1,249,643
Citigroup Inc.
0.98%, 05/01/25 (Call 05/01/24), (1-day SOFR + 0.669%)(b)	1,865	1,809,754
1.12%, 01/28/27 (Call 01/28/26), (1-day SOFR + 0.765%)(b)	2,569	2,283,277
1.28%, 11/03/25 (Call 11/03/24), (1-day SOFR + 0.528%)(b)	1,410	1,334,501

Security	Par (000)	Value

Banks (continued)
1.46%, 06/09/27 (Call 06/09/26), (1-day SOFR + 0.770%)(b)	$2,760	$2,429,267
2.01%, 01/25/26 (Call 01/25/25), (1-day SOFR + 0.694%)(b)	2,155	2,035,376
3.07%, 02/24/28 (Call 02/24/27), (1-day SOFR + 1.280%)(b)	2,520	2,267,518
3.11%, 04/08/26 (Call 04/08/25), (1-day SOFR + 2.842%)(b)	3,108	2,966,004
3.20%, 10/21/26 (Call 07/21/26)	2,905	2,678,159
3.29%, 03/17/26 (Call 03/17/25), (1-day SOFR + 1.528%)(b)	1,815	1,737,747
3.30%, 04/27/25(a)	1,661	1,597,863
3.35%, 04/24/25 (Call 04/24/24), (3-mo. SOFR + 1.158%)(b)	2,663	2,621,968
3.40%, 05/01/26	2,160	2,031,714
3.52%, 10/27/28 (Call 10/27/27), (3-mo. SOFR + 1.412%)(b)	2,000	1,797,891
3.67%, 07/24/28 (Call 07/24/27), (3-mo. SOFR + 1.652%)(b)	2,445	2,220,143
3.70%, 01/12/26	2,132	2,025,851
3.75%, 06/16/24	661	651,984
3.88%, 03/26/25	1,188	1,145,758
3.89%, 01/10/28 (Call 01/10/27), (3-mo. SOFR + 1.825%)(b)	2,365	2,193,064
4.00%, 08/05/24(a)	780	769,923
4.13%, 07/25/28	2,120	1,900,955
4.14%, 05/24/25 (Call 05/24/24), (1-day SOFR + 1.372%)(a)(b)	1,375	1,357,932
4.30%, 11/20/26	1,065	1,001,590
4.40%, 06/10/25	2,352	2,275,708
4.45%, 09/29/27	3,729	3,444,045
4.60%, 03/09/26	1,570	1,505,290
4.66%, 05/24/28 (Call 05/24/27), (1-day SOFR + 1.887%)(b)	1,605	1,519,013
5.50%, 09/13/25	1,631	1,607,139
5.61%, 09/29/26 (Call 09/29/25), (1-day SOFR + 1.546%)(b)	2,055	2,028,276
6.03%, 10/30/24 (Call 09/30/24), (1-day SOFR + 0.686%)(b)	686	686,000
Citizens Bank NA 2.25%, 04/28/25 (Call 03/28/25)	417	386,365
4.58%, 08/09/28 (Call 08/09/27), (1-day SOFR + 2.000%)(b)	620	549,922
Citizens Bank NA/Providence RI 3.75%, 02/18/26 (Call 11/18/25)	265	243,745
4.12%, 05/23/25 (Call 05/23/24), (1-day SOFR + 1.395%)(b)	500	480,293
6.06%, 10/24/25 (Call 10/24/24), (1-day SOFR + 1.450%)(b)	310	296,254
Citizens Financial Group Inc., 2.85%, 07/27/26 (Call 04/27/26)	213	189,485
Comerica Bank, 2.50%, 07/23/24	428	409,281
Commonwealth Bank of Australia, 5.50%, 09/12/25(a)	500	499,117
Commonwealth Bank of Australia/New York NY 5.08%, 01/10/25	115	114,462
5.32%, 03/13/26	250	248,470
Cooperatieve Rabobank UA 3.75%, 07/21/26	466	433,056
4.38%, 08/04/25	1,489	1,430,392
4.63%, 12/01/23	105	104,871

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
5.50%, 10/05/26	$500	$496,226
Cooperatieve Rabobank UA/NY 0.38%, 01/12/24	355	351,459
1.38%, 01/10/25	1,145	1,086,207
3.38%, 05/21/25	1,135	1,092,495
3.88%, 08/22/24	570	560,834
5.00%, 01/13/25	255	252,317
Credit Suisse AG/New York NY 0.50%, 02/02/24	760	747,627
1.25%, 08/07/26(a)	1,130	983,141
2.95%, 04/09/25	1,266	1,201,902
3.63%, 09/09/24	3,048	2,972,600
3.70%, 02/21/25	1,775	1,709,396
4.75%, 08/09/24	1,225	1,208,769
5.00%, 07/09/27(a)	1,141	1,089,278
7.50%, 02/15/28	2,410	2,494,519
7.95%, 01/09/25	905	918,291
Deutsche Bank AG, 4.50%, 04/01/25(a)	1,260	1,206,577
Deutsche Bank AG/London, 3.70%, 05/30/24(a)	825	810,333
Deutsche Bank AG/New York NY 0.90%, 05/28/24	985	954,590
1.45%, 04/01/25 (Call 04/01/24), (1-day SOFR + 1.131%)(b)	585	571,077
1.69%, 03/19/26	695	626,252
2.13%, 11/24/26 (Call 11/24/25), (1-day SOFR + 1.870%)(b)	1,320	1,190,845
2.31%, 11/16/27 (Call 11/16/26), (1-day SOFR + 1.219%)(b)	1,755	1,518,124
2.55%, 01/07/28 (Call 01/07/27), (1-day SOFR + 1.318%)(b)	1,200	1,037,630
3.70%, 05/30/24	834	820,998
3.96%, 11/26/25 (Call 11/26/24), (1-day SOFR + 2.581%)(b)	1,726	1,665,233
4.16%, 05/13/25	315	305,787
6.12%, 07/14/26 (Call 07/14/25), (1-day SOFR + 3.190%)(a)(b)	1,075	1,058,319
7.15%, 07/13/27 (Call 07/13/26), (1-day SOFR + 2.520%)(b)	780	779,047
Series E, 0.96%, 11/08/23	1,325	1,323,739
Discover Bank 2.45%, 09/12/24 (Call 08/12/24)	1,008	969,549
3.45%, 07/27/26 (Call 04/27/26)	630	568,943
4.65%, 09/13/28 (Call 06/13/28)	810	711,873
Fifth Third Bancorp.
1.71%, 11/01/27 (Call 11/01/26), (1-day SOFR + 0.685%)(b)	385	328,343
2.38%, 01/28/25 (Call 12/28/24)	604	575,502
2.55%, 05/05/27 (Call 04/05/27)	345	298,027
3.65%, 01/25/24 (Call 12/25/23)	1,689	1,677,393
3.95%, 03/14/28 (Call 02/14/28)	125	111,827
4.30%, 01/16/24 (Call 12/16/23)(a)	508	505,621
6.36%, 10/27/28 (Call 10/27/27), (1-day SOFR + 2.192%)(b)	535	520,591
Fifth Third Bank NA 2.25%, 02/01/27 (Call 01/01/27)(a)	425	370,343
3.85%, 03/15/26 (Call 02/15/26)	280	258,049
3.95%, 07/28/25 (Call 06/28/25)	705	675,813
5.85%, 10/27/25 (Call 10/27/24), (1-day SOFR + 1.230%)(b)	660	642,886

Security	Par (000)	Value

Banks (continued)
Goldman Sachs Group Inc. (The)
0.86%, 02/12/26 (Call 02/12/25), (1-day SOFR + 0.609%)(b)	$800	$741,938
1.09%, 12/09/26 (Call 12/09/25), (1-day SOFR + 0.789%)(b)	1,340	1,195,782
1.22%, 12/06/23 (Call 11/06/23)	505	502,732
1.43%, 03/09/27 (Call 03/09/26), (1-day SOFR + 0.798%)(b)	2,485	2,207,077
1.54%, 09/10/27 (Call 09/10/26), (1-day SOFR + 0.818%)(b)	3,100	2,695,841
1.76%, 01/24/25 (Call 01/24/24), (1-day SOFR + 0.730%)(b)	1,190	1,175,452
1.95%, 10/21/27 (Call 10/21/26), (1-day SOFR + 0.913%)(b)	4,430	3,883,333
2.64%, 02/24/28 (Call 02/24/27), (1-day SOFR + 1.114%)(b)	3,165	2,804,218
3.00%, 03/15/24	1,990	1,967,859
3.27%, 09/29/25 (Call 09/29/24), (3-mo. SOFR + 1.463%)(b)	951	922,896
3.50%, 01/23/25 (Call 10/23/24)	1,985	1,922,130
3.50%, 04/01/25 (Call 03/01/25)	3,633	3,496,469
3.50%, 11/16/26 (Call 11/16/25)(a)	2,665	2,470,936
3.62%, 03/15/28 (Call 03/15/27), (1-day SOFR + 1.846%)(b)	3,525	3,228,037
3.63%, 02/20/24 (Call 01/20/24)	1,999	1,983,957
3.69%, 06/05/28 (Call 06/05/27), (3-mo. SOFR + 1.772%)(b)	2,405	2,194,402
3.75%, 05/22/25 (Call 02/22/25)	2,276	2,193,850
3.75%, 02/25/26 (Call 11/25/25)	1,617	1,532,229
3.85%, 07/08/24 (Call 04/08/24)	1,616	1,592,164
3.85%, 01/26/27 (Call 01/26/26)	3,460	3,227,391
4.00%, 03/03/24	878	871,694
4.25%, 10/21/25	1,916	1,836,334
4.39%, 06/15/27 (Call 06/15/26), (1-day SOFR + 1.510%)(b)	675	644,684
4.48%, 08/23/28 (Call 08/23/27), (1-day SOFR + 1.725%)(b)	2,420	2,265,573
5.70%, 11/01/24	1,275	1,269,902
5.80%, 08/10/26 (Call 08/10/25), (1-day SOFR + 1.075%)(b)	1,375	1,361,267
5.83%, 10/21/24 (Call 09/21/24), (1-day SOFR + 0.486%)(b)	100	100,000
5.85%, 09/10/24 (Call 08/10/24), (1-day SOFR + 0.505%)(b)	1,930	1,925,963
5.95%, 01/15/27	825	813,564
HSBC Holdings PLC
0.98%, 05/24/25 (Call 05/24/24), (1-day SOFR + 0.708%)(b)	1,962	1,896,783
1.16%, 11/22/24 (Call 11/22/23), (1-day SOFR + 0.580%)(b)	800	796,983
1.59%, 05/24/27 (Call 05/24/26), (1-day SOFR + 1.290%)(b)	2,075	1,828,002
1.65%, 04/18/26 (Call 04/18/25), (1-day SOFR + 1.538%)(b)	2,086	1,939,115
2.01%, 09/22/28 (Call 09/22/27), (1-day SOFR + 1.732%)(b)	2,015	1,692,060
2.10%, 06/04/26 (Call 06/04/25), (1-day SOFR + 1.929%)(b)	2,055	1,913,544
2.25%, 11/22/27 (Call 11/22/26), (1-day SOFR + 1.100%)(b)	2,770	2,429,427

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.63%, 11/07/25 (Call 11/07/24), (3-mo. SOFR + 1.401%)(b)	$2,065	$1,983,716
3.00%, 03/10/26 (Call 03/10/25), (1-day SOFR + 1.430%)(b)	365	348,352
3.80%, 03/11/25 (Call 03/11/24), (3-mo. SOFR + 1.472%)(a)(b)	2,072	2,050,216
3.90%, 05/25/26	2,560	2,415,516
4.04%, 03/13/28 (Call 03/13/27), (3-mo. SOFR + 1.808%)(b)	2,640	2,425,272
4.18%, 12/09/25 (Call 12/09/24), (1-day SOFR + 1.510%)(b)	1,350	1,314,657
4.25%, 03/14/24	1,954	1,936,933
4.25%, 08/18/25	1,522	1,457,717
4.29%, 09/12/26 (Call 09/12/25), (3-mo. SOFR + 1.609%)(a)(b)	1,250	1,200,026
4.30%, 03/08/26	3,053	2,925,020
4.38%, 11/23/26	990	934,277
4.76%, 06/09/28 (Call 06/09/27), (1-day SOFR + 2.110%)(a)(b)	2,195	2,054,229
5.21%, 08/11/28 (Call 08/11/27), (1-day SOFR + 2.610%)(b)	2,490	2,375,903
5.89%, 08/14/27 (Call 08/14/26), (1-day SOFR + 1.570%)(b)	2,350	2,309,324
6.16%, 03/09/29 (Call 03/09/28), (1-day SOFR + 1.970%)(b)	810	793,107
7.34%, 11/03/26 (Call 11/03/25), (1-day SOFR + 3.030%)(b)	1,915	1,946,183
7.39%, 11/03/28 (Call 11/03/27), (1-day SOFR + 3.350%)(a)(b)	810	830,947
HSBC USA Inc. 3.50%, 06/23/24	844	830,306
3.75%, 05/24/24(a)	1,040	1,027,746
5.63%, 03/17/25	920	913,453
Huntington Bancshares Inc., 4.44%, 08/04/28 (Call 08/04/27), (1-day SOFR + 1.970%)(b)	505	461,365
Huntington Bancshares Inc./OH 2.63%, 08/06/24 (Call 07/06/24)	997	966,079
4.00%, 05/15/25 (Call 04/15/25)(a)	350	335,059
Huntington National Bank (The)
4.01%, 05/16/25 (Call 05/16/24), (1-day SOFR + 1.205%)(a)(b)	385	373,119
5.70%, 11/18/25 (Call 11/18/24), (1-day SOFR + 1.215%)(b)	310	300,867
ING Groep NV
1.73%, 04/01/27 (Call 04/01/26), (1-day SOFR + 1.005%)(b)	535	477,901
3.55%, 04/09/24	822	812,848
3.87%, 03/28/26 (Call 03/28/25), (1-day SOFR + 1.640%)(b)	350	337,186
3.95%, 03/29/27	1,185	1,096,601
4.02%, 03/28/28 (Call 03/28/27), (1-day SOFR + 1.830%)(b)	960	883,225
4.55%, 10/02/28	1,150	1,061,740
6.08%, 09/11/27 (Call 09/11/26), (1-day SOFR + 1.560%)(b)	850	841,994
Intesa Sanpaolo SpA, 5.25%, 01/12/24(a)	737	734,967
JPMorgan Chase & Co.
0.56%, 02/16/25 (Call 02/16/24), (1-day SOFR + 0.420%)(b)	950	931,723
0.77%, 08/09/25 (Call 08/09/24), (1-day SOFR + 0.490%)(b)	1,380	1,318,444

Security	Par (000)	Value

Banks (continued)
0.82%, 06/01/25 (Call 06/01/24), (3-mo. SOFR + 0.540%)(b)	$2,090	$2,019,593
0.97%, 06/23/25 (Call 06/23/24), (3-mo. SOFR + 0.580%)(b)	2,020	1,945,944
1.04%, 02/04/27 (Call 02/04/26), (3-mo. SOFR + 0.695%)(b)	1,225	1,090,460
1.05%, 11/19/26 (Call 11/19/25), (1-day SOFR + 0.800%)(b)	1,895	1,704,661
1.47%, 09/22/27 (Call 09/22/26), (1-day SOFR + 0.765%)(b)	3,135	2,732,129
1.56%, 12/10/25 (Call 12/10/24), (1-day SOFR + 0.605%)(b)	2,230	2,110,832
1.58%, 04/22/27 (Call 04/22/26), (1-day SOFR + 0.885%)(b)	3,275	2,922,317
2.01%, 03/13/26 (Call 03/13/25), (3-mo. SOFR + 1.585%)(b)	1,842	1,738,330
2.08%, 04/22/26 (Call 04/22/25), (1-day SOFR + 1.850%)(b)	2,662	2,501,545
2.18%, 06/01/28 (Call 06/01/27), (1-day SOFR + 1.890%)(b)	1,445	1,255,176
2.30%, 10/15/25 (Call 10/15/24), (1-day SOFR + 1.160%)(b)	1,987	1,912,343
2.60%, 02/24/26 (Call 02/24/25), (1-day SOFR + 0.915%)(a)(b)	1,330	1,267,493
2.95%, 10/01/26 (Call 07/01/26)	2,790	2,580,347
2.95%, 02/24/28 (Call 02/24/27), (1-day SOFR + 1.170%)(b)	1,875	1,688,075
3.13%, 01/23/25 (Call 10/23/24)	2,459	2,378,595
3.20%, 06/15/26 (Call 03/15/26)	1,705	1,598,146
3.22%, 03/01/25 (Call 03/01/24), (3-mo. SOFR + 1.417%)(b)	1,641	1,623,571
3.30%, 04/01/26 (Call 01/01/26)	2,520	2,375,094
3.54%, 05/01/28 (Call 05/01/27), (3-mo. SOFR + 1.642%)(b)	2,535	2,318,308
3.63%, 05/13/24(a)	1,854	1,831,588
3.63%, 12/01/27 (Call 12/01/26)	1,050	959,642
3.78%, 02/01/28 (Call 02/01/27), (3-mo. SOFR + 1.599%)(a)(b)	2,635	2,445,364
3.85%, 06/14/25 (Call 06/14/24), (1-day SOFR + 0.980%)(a)(b)	1,535	1,511,435
3.88%, 02/01/24(a)	1,137	1,131,491
3.88%, 09/10/24	1,719	1,686,025
3.90%, 07/15/25 (Call 04/15/25)	1,530	1,482,436
3.96%, 01/29/27 (Call 01/29/26), (3-mo. SOFR + 1.507%)(b)	1,355	1,291,593
4.02%, 12/05/24 (Call 12/05/23), (3-mo. SOFR + 1.262%)(b)	2,190	2,184,475
4.08%, 04/26/26 (Call 04/26/25), (1-day SOFR + 1.320%)(b)	2,107	2,042,116
4.13%, 12/15/26	985	930,416
4.25%, 10/01/27	470	443,280
4.32%, 04/26/28 (Call 04/26/27), (1-day SOFR + 1.560%)(b)	2,740	2,573,563
4.85%, 07/25/28 (Call 07/25/27), (1-day SOFR + 1.990%)(b)	4,315	4,124,417
5.55%, 12/15/25 (Call 12/15/24), (1-day SOFR + 1.070%)(b)	2,470	2,450,431
6.07%, 10/22/27 (Call 10/22/26), (1-day SOFR + 1.330%)(a)(b)	1,740	1,736,311
7.63%, 10/15/26	330	344,255
8.00%, 04/29/27	655	696,445

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
KeyBank NA, 4.70%, 01/26/26 (Call 12/26/25)	$260	$241,574
KeyBank NA/Cleveland OH 3.30%, 06/01/25	735	686,543
3.40%, 05/20/26	325	286,368
4.15%, 08/08/25	1,045	971,456
5.85%, 11/15/27 (Call 10/16/27)	1,250	1,151,688
KeyCorp 2.25%, 04/06/27	255	211,454
3.88%, 05/23/25 (Call 05/23/24), (1-day SOFR + 1.250%)(b)	505	483,640
4.10%, 04/30/28	110	93,842
4.15%, 10/29/25	225	209,506
Lloyds Banking Group PLC
1.63%, 05/11/27 (Call 05/11/26), (1-year CMT + 0.850%)(b)	865	766,364
2.44%, 02/05/26 (Call 02/05/25), (1-year CMT + 1.000%)(b)	1,066	1,010,869
3.51%, 03/18/26 (Call 03/18/25), (1-year CMT + 1.600%)(b)	1,010	967,786
3.75%, 01/11/27	1,115	1,025,317
3.75%, 03/18/28 (Call 03/18/27), (1-year CMT + 1.800%)(b)	805	733,332
3.87%, 07/09/25 (Call 07/09/24), (1-year CMT + 3.500%)(a)(b)	1,513	1,486,477
3.90%, 03/12/24	939	931,279
4.38%, 03/22/28	1,450	1,331,091
4.45%, 05/08/25	1,475	1,432,712
4.50%, 11/04/24	1,107	1,081,465
4.55%, 08/16/28	1,175	1,080,443
4.58%, 12/10/25	843	802,009
4.65%, 03/24/26	1,142	1,081,874
4.72%, 08/11/26 (Call 08/11/25), (1-year CMT + 1.750%)(b)	1,225	1,186,933
M&T Bank Corp., 4.55%, 08/16/28 (Call 08/16/27), (1-day SOFR + 1.780%)(b)	105	95,466
Manufacturers & Traders Trust Co. 2.90%, 02/06/25 (Call 01/06/25)	290	276,438
3.40%, 08/17/27	60	51,090
4.65%, 01/27/26 (Call 12/27/25)	1,190	1,123,339
4.70%, 01/27/28 (Call 12/27/27)	1,540	1,396,476
5.40%, 11/21/25 (Call 10/21/25)	385	371,814
Mitsubishi UFJ Financial Group Inc.
0.95%, 07/19/25 (Call 07/19/24), (1-year CMT + 0.550%)(b)	1,820	1,750,534
0.96%, 10/11/25 (Call 10/11/24), (1-year CMT + 0.450%)(a)(b)	825	783,314
1.41%, 07/17/25	1,584	1,464,548
1.54%, 07/20/27 (Call 07/20/26), (1-year CMT + 0.750%)(b)	2,210	1,953,066
1.64%, 10/13/27 (Call 10/13/26), (1-year CMT + 0.670%)(b)	635	556,441
2.19%, 02/25/25	2,332	2,215,378
2.34%, 01/19/28 (Call 01/19/27), (1-year CMT + 0.830%)(b)	1,410	1,246,348
2.76%, 09/13/26	162	147,587
2.80%, 07/18/24	1,020	996,999
3.29%, 07/25/27	1,210	1,103,103
3.41%, 03/07/24(a)	1,416	1,403,729
3.68%, 02/22/27(a)	110	102,527
3.78%, 03/02/25	681	660,133

Security	Par (000)	Value

Banks (continued)
3.84%, 04/17/26 (Call 04/17/25), (1-year CMT + 1.125%)(b)	$470	$454,102
3.85%, 03/01/26	2,113	2,014,725
3.96%, 03/02/28	1,040	963,488
4.05%, 09/11/28	1,160	1,067,302
4.08%, 04/19/28 (Call 04/19/27), (1-year CMT + 1.300%)(b)	955	889,389
4.79%, 07/18/25 (Call 07/18/24), (1-year CMT + 1.700%)(b)	1,425	1,408,694
5.02%, 07/20/28 (Call 07/20/27), (1-year CMT + 1.950%)(b)	1,315	1,260,018
5.06%, 09/12/25 (Call 09/12/24), (1-year CMT + 1.550%)(b)	2,350	2,323,866
5.35%, 09/13/28 (Call 09/13/27), (1-year CMT + 1.900%)(b)	1,035	1,001,650
5.54%, 04/17/26 (Call 04/17/25), (1-year CMT + 1.500%)(b)	430	425,155
5.72%, 02/20/26 (Call 02/20/25), (1-year CMT + 1.080%)(b)	1,415	1,406,193
Mizuho Financial Group Inc.
1.23%, 05/22/27 (Call 05/22/26), (1-year CMT + 0.670%)(b)	1,280	1,128,497
1.55%, 07/09/27 (Call 07/09/26), (1-year CMT + 0.750%)(b)	767	677,682
2.23%, 05/25/26 (Call 05/25/25), (3-mo. SOFR + 1.092%)(b)	465	436,109
2.56%, 09/13/25 (Call 09/13/24), (3-mo. SOFR + 1.362%)(b)	970	938,805
2.65%, 05/22/26 (Call 05/22/25), (1-year CMT + 0.900%)(b)	220	207,730
2.84%, 07/16/25 (Call 07/16/24), (3-mo. SOFR + 1.242%)(b)	405	394,543
2.84%, 09/13/26(a)	455	416,345
3.17%, 09/11/27	1,010	907,609
3.66%, 02/28/27	505	467,539
4.02%, 03/05/28	1,010	929,136
5.41%, 09/13/28 (Call 09/13/27), (1-year CMT + 2.050%)(b)	860	833,325
Morgan Stanley
0.79%, 01/22/25 (Call 01/22/24), (1-day SOFR + 0.509%)(b)	1,088	1,071,629
0.79%, 05/30/25 (Call 05/30/24), (1-day SOFR + 0.525%)(b)	2,790	2,690,841
0.99%, 12/10/26 (Call 12/10/25), (1-day SOFR + 0.720%)(b)	2,255	2,006,430
1.16%, 10/21/25 (Call 10/21/24), (1-day SOFR + 0.560%)(b)	840	793,988
1.51%, 07/20/27 (Call 07/20/26), (1-day SOFR + 0.858%)(b)	3,235	2,840,825
1.59%, 05/04/27 (Call 05/04/26), (1-day SOFR + 0.879%)(b)	3,385	3,008,360
2.19%, 04/28/26 (Call 04/28/25), (1-day SOFR + 1.990%)(b)	1,827	1,718,391
2.48%, 01/21/28 (Call 01/21/27), (1-day SOFR + 1.000%)(b)	2,155	1,909,121
2.63%, 02/18/26 (Call 02/18/25), (1-day SOFR + 0.940%)(b)	1,100	1,046,955
2.72%, 07/22/25 (Call 07/22/24), (1-day SOFR + 1.152%)(a)(b)	1,944	1,891,488
3.13%, 07/27/26	2,125	1,966,496
3.59%, 07/22/28 (Call 07/22/27)(b)	2,945	2,670,545

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.62%, 04/17/25 (Call 04/17/24), (1-day SOFR + 1.160%)(a)(b)	$1,660	$1,638,559
3.63%, 01/20/27	3,730	3,467,436
3.70%, 10/23/24(a)	2,416	2,360,702
3.88%, 01/27/26	2,310	2,202,331
3.95%, 04/23/27	2,815	2,590,811
4.00%, 07/23/25	2,894	2,801,101
4.21%, 04/20/28 (Call 04/20/27), (1-day SOFR + 1.610%)(b)	2,915	2,718,962
4.35%, 09/08/26	2,730	2,579,687
4.68%, 07/17/26 (Call 07/17/25), (1-day SOFR + 1.669%)(b)	1,285	1,248,505
5.00%, 11/24/25	2,280	2,226,336
5.05%, 01/28/27 (Call 01/28/26), (1-day SOFR + 1.295%)(b)	1,105	1,079,028
6.14%, 10/16/26 (Call 10/16/25), (1-day SOFR + 1.770%)(b)	310	309,076
6.25%, 08/09/26	1,005	1,006,152
6.30%, 10/18/28 (Call 10/18/27), (1-day SOFR + 2.240%)(b)	1,905	1,901,152
Series F, 3.88%, 04/29/24	2,237	2,216,553
Series I, 0.86%, 10/21/25 (Call 10/21/24), (1-day SOFR + 0.745%)(a)(b)	819	773,207
Morgan Stanley Bank NA 4.75%, 04/21/26 (Call 03/21/26)	500	486,818
5.48%, 07/16/25 (Call 06/16/25)	1,010	1,005,514
5.88%, 10/30/26 (Call 09/30/26)	1,500	1,499,337
National Australia Bank Ltd./New York 2.50%, 07/12/26	850	784,694
3.38%, 01/14/26	920	876,546
3.50%, 06/09/25	255	246,651
3.91%, 06/09/27	645	605,519
4.90%, 06/13/28(a)	995	958,232
4.94%, 01/12/28	1,040	1,006,523
4.97%, 01/12/26	260	256,637
5.20%, 05/13/25	350	347,704
National Bank of Canada
0.55%, 11/15/24 (Call 12/01/23), (1-year CMT + 0.400%)(b)	250	249,435
0.75%, 08/06/24	310	298,576
3.75%, 06/09/25 (Call 06/09/24), (1-day SOFR + 1.009%)(b)	245	240,722
5.25%, 01/17/25	460	455,968
NatWest Group PLC
1.64%, 06/14/27 (Call 06/14/26), (1-year CMT + 0.900%)(b)	1,070	942,870
3.07%, 05/22/28 (Call 05/22/27), (1-year CMT + 2.550%)(b)	790	698,615
4.27%, 03/22/25 (Call 03/22/24), (3-mo. LIBOR US + 1.762%)(b)	2,041	2,020,404
4.80%, 04/05/26	1,283	1,235,918
5.52%, 09/30/28 (Call 09/30/27), (1-year CMT + 2.270%)(b)	855	817,731
5.85%, 03/02/27 (Call 03/02/26), (1-year CMT + 1.350%)(b)	825	810,589
6.00%, 12/19/23	90	89,901
7.47%, 11/10/26 (Call 11/10/25), (1-year CMT + 2.850%)(b)	1,280	1,303,447
Northern Trust Corp. 3.65%, 08/03/28 (Call 05/03/28)	35	31,987
4.00%, 05/10/27 (Call 04/10/27)	480	450,998

Security	Par (000)	Value

Banks (continued)
PNC Bank NA 2.95%, 02/23/25 (Call 01/24/25)	$735	$704,888
3.10%, 10/25/27 (Call 09/25/27)(a)	845	752,161
3.25%, 06/01/25 (Call 05/02/25)	862	822,505
3.25%, 01/22/28 (Call 12/23/27)	670	597,450
3.30%, 10/30/24 (Call 09/30/24)	546	531,798
3.88%, 04/10/25 (Call 03/10/25)	700	675,886
4.05%, 07/26/28	1,195	1,064,858
4.20%, 11/01/25 (Call 10/02/25)	270	258,748
2.50%, 08/27/24 (Call 07/27/24)	791	768,191
PNC Financial Services Group Inc. (The) 1.15%, 08/13/26 (Call 07/13/26)	330	289,892
2.20%, 11/01/24 (Call 10/02/24)(a)	868	834,471
2.60%, 07/23/26 (Call 05/23/26)	675	620,610
3.15%, 05/19/27 (Call 04/19/27)(a)	420	379,365
3.50%, 01/23/24 (Call 12/23/23)	1,007	1,001,538
3.90%, 04/29/24 (Call 03/29/24)	690	681,889
4.76%, 01/26/27 (Call 01/26/26), (1-day SOFR + 1.085%)(b)	1,040	999,897
5.67%, 10/28/25 (Call 10/28/24), (1-day SOFR + 1.090%)(b)	835	826,436
5.81%, 06/12/26 (Call 06/12/25), (1-day SOFR + 1.322%)(b)	837	826,314
6.62%, 10/20/27 (Call 10/20/26), (1-day SOFR + 1.730%)(b)	900	902,418
Regions Financial Corp. 1.80%, 08/12/28 (Call 06/12/28)	10	7,817
2.25%, 05/18/25 (Call 04/18/25)	4	3,676
Royal Bank of Canada 0.43%, 01/19/24(a)	884	873,752
0.65%, 07/29/24	855	822,276
0.75%, 10/07/24	970	924,551
0.88%, 01/20/26	1,174	1,051,674
1.15%, 06/10/25	1,396	1,297,155
1.15%, 07/14/26	737	649,173
1.20%, 04/27/26	1,542	1,374,569
1.40%, 11/02/26	815	714,673
1.60%, 01/21/25	830	788,551
2.05%, 01/21/27	369	326,554
2.25%, 11/01/24	1,484	1,431,173
2.55%, 07/16/24(a)	1,228	1,199,330
3.38%, 04/14/25	1,440	1,389,184
3.63%, 05/04/27	1,065	986,345
3.97%, 07/26/24	1,395	1,376,410
4.24%, 08/03/27	1,075	1,010,044
4.65%, 01/27/26	1,269	1,228,851
4.88%, 01/12/26	945	924,881
4.90%, 01/12/28	710	681,883
4.95%, 04/25/25	800	788,096
5.20%, 07/20/26	840	826,661
5.20%, 08/01/28	955	921,893
5.66%, 10/25/24	650	647,887
6.00%, 11/01/27	1,170	1,170,278
Santander Holdings USA Inc.
2.49%, 01/06/28 (Call 01/06/27), (1-day SOFR + 1.249%)(b)	1,085	933,114
3.24%, 10/05/26 (Call 08/05/26)	660	592,564
3.45%, 06/02/25 (Call 05/02/25)	763	721,443
3.50%, 06/07/24 (Call 05/07/24)	1,150	1,127,076
4.26%, 06/09/25 (Call 06/09/24), (1-day SOFR + 1.380%)(b)	335	327,678

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
4.40%, 07/13/27 (Call 04/14/27)	$555	$510,027
4.50%, 07/17/25 (Call 04/17/25)(a)	886	850,490
5.81%, 09/09/26 (Call 09/09/25), (1-day SOFR + 2.328%)(b)	50	48,956
Santander UK Group Holdings PLC
1.09%, 03/15/25 (Call 03/15/24), (1-day SOFR + 0.787%)(b)	200	195,314
1.53%, 08/21/26 (Call 08/21/25), (1-year CMT + 1.250%)(b)	762	689,718
1.67%, 06/14/27 (Call 06/14/26), (1-day SOFR + 0.989%)(b)	605	527,890
2.47%, 01/11/28 (Call 01/11/27), (1-day SOFR + 1.220%)(b)	1,025	885,282
4.80%, 11/15/24 (Call 11/15/23), (3-mo. LIBOR US + 1.570%)(b)	901	900,503
6.83%, 11/21/26 (Call 11/21/25), (1-day SOFR + 2.749%)(b)	560	559,093
Santander UK PLC, 4.00%, 03/13/24(a)	887	880,455
State Street Corp. 2.65%, 05/19/26(a)	270	250,963
3.30%, 12/16/24	743	720,663
3.55%, 08/18/25	1,046	1,004,219
3.70%, 11/20/23(a)	636	635,232
Sumitomo Mitsui Banking Corp. 3.40%, 07/11/24	690	677,864
3.65%, 07/23/25(a)	40	38,454
3.95%, 01/10/24	535	532,950
Sumitomo Mitsui Financial Group Inc. 0.51%, 01/12/24	365	361,119
0.95%, 01/12/26	1,124	1,007,981
1.40%, 09/17/26	1,910	1,677,723
1.47%, 07/08/25	2,010	1,861,682
1.90%, 09/17/28	1,915	1,565,463
2.17%, 01/14/27	490	433,746
2.35%, 01/15/25	1,054	1,007,730
2.45%, 09/27/24(a)	1,030	997,343
2.63%, 07/14/26	2,200	2,016,522
2.70%, 07/16/24	2,060	2,013,024
3.01%, 10/19/26	1,100	1,008,906
3.35%, 10/18/27(a)	440	396,957
3.36%, 07/12/27	1,540	1,400,592
3.45%, 01/11/27	1,135	1,047,567
3.54%, 01/17/28	815	735,035
3.78%, 03/09/26	1,545	1,467,320
3.94%, 07/19/28	500	454,642
4.31%, 10/16/28	500	460,826
5.46%, 01/13/26	760	750,076
5.52%, 01/13/28	2,225	2,166,890
5.72%, 09/14/28	1,400	1,369,734
5.80%, 07/13/28	590	579,625
5.88%, 07/13/26	645	642,133
Svenska Handelsbanken AB, 3.90%, 11/20/23	1,186	1,184,877
Synchrony Bank 5.40%, 08/22/25 (Call 07/22/25)	660	630,373
5.63%, 08/23/27 (Call 07/23/27)	670	612,088
Toronto-Dominion Bank (The) 0.55%, 03/04/24	597	586,961
0.70%, 09/10/24	935	895,447
0.75%, 09/11/25	915	832,744
0.75%, 01/06/26(a)	1,169	1,045,176
1.15%, 06/12/25	836	774,535

Security	Par (000)	Value

Banks (continued)
1.20%, 06/03/26	$1,250	$1,107,884
1.25%, 12/13/24	495	469,800
1.25%, 09/10/26	1,325	1,166,919
1.45%, 01/10/25(a)	705	670,024
1.95%, 01/12/27	710	627,303
2.35%, 03/08/24	1,380	1,364,814
2.65%, 06/12/24	1,436	1,406,143
2.80%, 03/10/27	1,025	923,614
3.25%, 03/11/24	990	981,853
3.77%, 06/06/25	1,365	1,319,114
4.11%, 06/08/27	1,355	1,270,766
4.29%, 09/13/24	1,450	1,428,714
4.69%, 09/15/27	1,300	1,237,273
5.10%, 01/09/26	815	802,103
5.16%, 01/10/28	1,415	1,363,672
5.52%, 07/17/28	945	920,665
5.53%, 07/17/26	915	905,258
Truist Bank 1.50%, 03/10/25 (Call 02/10/25)	1,290	1,206,995
2.15%, 12/06/24 (Call 11/05/24)	1,232	1,176,437
3.20%, 04/01/24 (Call 03/01/24)(a)	1,497	1,476,502
3.30%, 05/15/26 (Call 04/15/26)	620	567,715
3.63%, 09/16/25 (Call 08/16/25)	1,115	1,051,690
3.80%, 10/30/26 (Call 09/30/26)	775	709,249
4.05%, 11/03/25 (Call 09/03/25)	438	419,167
Truist Financial Corp. 1.13%, 08/03/27 (Call 06/03/27)	130	107,258
1.20%, 08/05/25 (Call 07/03/25)	736	671,939
1.27%, 03/02/27 (Call 03/02/26), (1-day SOFR + 0.609%)(b)	1,178	1,032,093
2.50%, 08/01/24 (Call 07/01/24)	1,198	1,165,041
2.85%, 10/26/24 (Call 09/26/24)	1,146	1,109,739
3.70%, 06/05/25 (Call 05/05/25)	1,032	990,265
3.75%, 12/06/23 (Call 11/13/23)(a)	557	555,702
4.00%, 05/01/25 (Call 03/01/25)	897	861,832
4.12%, 06/06/28 (Call 06/06/27), (1-day SOFR + 1.368%)(b)	840	764,041
4.26%, 07/28/26 (Call 07/28/25), (1-day SOFR + 1.456%)(b)	1,405	1,346,035
4.87%, 01/26/29 (Call 01/26/28), (1-day SOFR + 1.435%)(b)	460	424,561
5.90%, 10/28/26 (Call 10/28/25), (1-day SOFR + 1.626%)(b)	635	624,274
6.05%, 06/08/27 (Call 06/08/26), (1-day SOFR + 2.050%)(b)	715	701,093
U.S. Bancorp. 1.45%, 05/12/25 (Call 04/11/25)	1,375	1,281,824
2.22%, 01/27/28 (Call 01/27/27), (1-day SOFR + 0.730%)(b)	1,260	1,096,963
2.40%, 07/30/24 (Call 06/28/24)	1,289	1,255,525
3.10%, 04/27/26 (Call 03/27/26)(a)	825	759,672
3.38%, 02/05/24 (Call 01/05/24)	1,280	1,272,819
3.60%, 09/11/24 (Call 08/11/24)(a)	1,061	1,035,349
3.70%, 01/30/24 (Call 12/29/23)(a)	595	591,928
3.90%, 04/26/28 (Call 03/24/28)	890	808,696
3.95%, 11/17/25 (Call 10/17/25)	645	616,415
4.55%, 07/22/28 (Call 07/22/27), (1-day SOFR + 1.660%)(b)	1,465	1,358,885
5.73%, 10/21/26 (Call 10/21/25), (1-day SOFR + 1.430%)(b)	1,130	1,113,359

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
6.79%, 10/26/27 (Call 10/26/26), (1-day SOFR + 1.880%)(a)(b)	$350	$352,683
Series V, 2.38%, 07/22/26 (Call 06/22/26)	839	761,421
Series X, 3.15%, 04/27/27 (Call 03/27/27)	1,110	1,001,718
U.S. Bank NA/Cincinnati OH 2.05%, 01/21/25 (Call 12/20/24)	846	804,767
2.80%, 01/27/25 (Call 12/27/24)	923	885,387
UBS AG 5.65%, 09/11/28	1,350	1,322,060
5.80%, 09/11/25	600	596,640
UBS Group AG 3.75%, 03/26/25	1,324	1,275,024
4.55%, 04/17/26	1,360	1,308,265
Wells Fargo & Co.
0.81%, 05/19/25 (Call 05/19/24), (1-day SOFR + 0.510%)(b)	1,170	1,133,096
2.16%, 02/11/26 (Call 02/11/25), (3-mo. SOFR + 1.012%)(b)	3,501	3,311,697
2.19%, 04/30/26 (Call 04/30/25), (1-day SOFR + 2.000%)(b)	2,833	2,665,324
2.39%, 06/02/28 (Call 06/02/27), (1-day SOFR + 2.100%)(b)	3,445	3,000,612
2.41%, 10/30/25 (Call 10/30/24), (3-mo. SOFR + 1.087%)(a)(b)	1,214	1,164,810
3.00%, 02/19/25	1,911	1,838,122
3.00%, 04/22/26	1,093	1,015,556
3.00%, 10/23/26	3,075	2,817,997
3.20%, 06/17/27 (Call 06/17/26), (3-mo. SOFR + 1.432%)(b)	2,780	2,569,742
3.30%, 09/09/24	2,131	2,083,135
3.53%, 03/24/28 (Call 03/24/27), (1-day SOFR + 1.510%)(b)	4,025	3,669,796
3.55%, 09/29/25	2,655	2,534,496
3.58%, 05/22/28 (Call 05/22/27), (3-mo. SOFR + 1.572%)(b)	3,045	2,772,126
3.75%, 01/24/24 (Call 12/22/23)	2,853	2,838,006
3.91%, 04/25/26 (Call 04/25/25), (1-day SOFR + 1.320%)(b)	2,745	2,646,801
4.10%, 06/03/26	2,177	2,064,236
4.30%, 07/22/27	2,090	1,948,933
4.48%, 01/16/24(a)	498	496,296
4.54%, 08/15/26 (Call 08/15/25), (1-day SOFR + 1.560%)(b)	2,035	1,971,767
4.81%, 07/25/28 (Call 07/25/27), (1-day SOFR + 1.980%)(b)	3,035	2,869,317
Wells Fargo Bank NA 5.45%, 08/07/26 (Call 07/07/26)	2,910	2,881,590
5.55%, 08/01/25 (Call 07/01/25)(a)	2,000	1,992,041
Westpac Banking Corp. 1.02%, 11/18/24	1,180	1,123,412
1.15%, 06/03/26	1,055	942,891
2.35%, 02/19/25(a)	1,316	1,262,517
2.70%, 08/19/26(a)	675	624,239
2.85%, 05/13/26	1,065	998,115
3.30%, 02/26/24	1,172	1,162,274
3.35%, 03/08/27	800	741,526
3.40%, 01/25/28	985	903,548
3.74%, 08/26/25	345	333,926
4.04%, 08/26/27(a)	735	697,964
5.35%, 10/18/24(a)	475	473,078

Security	Par (000)	Value

Banks (continued)
5.46%, 11/18/27	$1,190	$1,181,234

		779,992,669

Beverages — 1.3%
Anheuser-Busch InBev Worldwide Inc. 3.65%, 02/01/26 (Call 11/01/25)	1,664	1,599,980
4.00%, 04/13/28 (Call 01/13/28)	2,205	2,072,766
Coca-Cola Co. (The) 1.00%, 03/15/28	1,180	990,683
1.45%, 06/01/27	1,290	1,132,860
1.50%, 03/05/28(a)	670	574,545
1.75%, 09/06/24	1,086	1,055,887
2.90%, 05/25/27	450	414,996
3.38%, 03/25/27	1,105	1,042,963
Constellation Brands Inc. 3.50%, 05/09/27 (Call 02/09/27)	515	476,381
3.60%, 05/09/24	405	400,788
3.60%, 02/15/28 (Call 11/15/27)	570	521,145
3.70%, 12/06/26 (Call 09/06/26)	624	585,530
4.35%, 05/09/27 (Call 04/09/27)	615	586,831
4.40%, 11/15/25 (Call 09/15/25)(a)	584	567,741
5.00%, 02/02/26 (Call 02/02/24)	520	510,830
Diageo Capital PLC 1.38%, 09/29/25 (Call 08/29/25)	835	772,782
2.13%, 10/24/24 (Call 09/24/24)	717	692,616
5.20%, 10/24/25	450	448,041
5.30%, 10/24/27 (Call 09/24/27)	800	793,456
5.38%, 10/05/26 (Call 09/05/26)	300	300,030
Keurig Dr Pepper Inc. 0.75%, 03/15/24 (Call 11/13/23)	960	941,255
3.13%, 12/15/23 (Call 12/01/23)	380	378,806
3.40%, 11/15/25 (Call 08/15/25)	702	669,849
4.42%, 05/25/25 (Call 03/25/25)	677	662,420
4.60%, 05/25/28 (Call 02/25/28)(a)	1,020	971,119
Molson Coors Beverage Co., 3.00%, 07/15/26 (Call 04/15/26)	1,985	1,844,146
PepsiCo Inc. 2.25%, 03/19/25 (Call 02/19/25)	519	497,157
2.38%, 10/06/26 (Call 07/06/26)(a)	550	509,223
2.63%, 03/19/27 (Call 01/19/27)	935	855,456
2.75%, 04/30/25 (Call 01/30/25)	786	755,953
2.85%, 02/24/26 (Call 11/24/25)	705	667,908
3.00%, 10/15/27 (Call 07/15/27)	100	92,209
3.50%, 07/17/25 (Call 04/17/25)	563	545,827
3.60%, 03/01/24 (Call 12/01/23)	1,099	1,091,502
3.60%, 02/18/28 (Call 01/18/28)	1,245	1,166,539
4.45%, 05/15/28 (Call 04/15/28)(a)	900	877,671
4.55%, 02/13/26 (Call 01/13/26)	740	729,501

		28,797,392

Biotechnology — 1.2%
Amgen Inc.
1.65%, 08/15/28 (Call 06/15/28)	1,290	1,071,063
1.90%, 02/21/25 (Call 01/21/25)	521	496,750
2.20%, 02/21/27 (Call 12/21/26)	1,652	1,480,766
2.60%, 08/19/26 (Call 05/19/26)	1,220	1,124,222
3.13%, 05/01/25 (Call 02/01/25)	923	888,386
3.20%, 11/02/27 (Call 08/02/27)	115	104,914
3.63%, 05/22/24 (Call 02/22/24)	1,360	1,342,931
5.15%, 03/02/28 (Call 02/02/28)	4,020	3,922,220
5.25%, 03/02/25	1,870	1,855,242
5.51%, 03/02/26 (Call 03/02/24)	1,460	1,451,948

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Biotechnology (continued)
Baxalta Inc., 4.00%, 06/23/25 (Call 03/23/25)	$918	$890,729
Biogen Inc., 4.05%, 09/15/25 (Call 06/15/25)	1,710	1,650,679
Gilead Sciences Inc. 1.20%, 10/01/27 (Call 08/01/27)	420	354,663
2.95%, 03/01/27 (Call 12/01/26)	1,325	1,215,024
3.50%, 02/01/25 (Call 11/01/24)	1,757	1,707,165
3.65%, 03/01/26 (Call 12/01/25)	2,733	2,608,776
3.70%, 04/01/24 (Call 01/01/24)	1,333	1,320,806
Illumina Inc. 5.75%, 12/13/27 (Call 11/13/27)	400	390,606
5.80%, 12/12/25 (Call 11/12/25)	390	386,435
Royalty Pharma PLC 1.20%, 09/02/25 (Call 08/02/25)	977	890,977
1.75%, 09/02/27 (Call 07/02/27)	830	706,741

		25,861,043

Building Materials — 0.2%
Carrier Global Corp. 2.24%, 02/15/25 (Call 01/15/25)(a)	1,376	1,309,752
2.49%, 02/15/27 (Call 12/15/26)	595	532,378
Fortune Brands Home & Security Inc., 4.00%, 06/15/25 (Call 03/15/25)	625	603,610
Lennox International Inc., 5.50%, 09/15/28 (Call 08/15/28)	300	292,537
Martin Marietta Materials Inc., 3.50%, 12/15/27 (Call 09/15/27)	30	27,367
Masco Corp., 1.50%, 02/15/28 (Call 12/15/27)	57	47,375
Mohawk Industries Inc., 5.85%, 09/18/28 (Call 08/18/28)(a)	475	467,191
Trane Technologies Global Holding Co. Ltd., 3.75%, 08/21/28 (Call 05/21/28)	450	413,579
Trane Technologies Luxembourg Finance SA, 3.55%, 11/01/24 (Call 08/01/24)	719	702,196
Vulcan Materials Co., 5.80%, 03/01/26 (Call 03/01/24)	75	74,339

		4,470,324

Chemicals — 0.9%
Air Products and Chemicals Inc. 1.50%, 10/15/25 (Call 09/15/25)	696	644,518
1.85%, 05/15/27 (Call 03/15/27)	680	600,964
Albemarle Corp., 4.65%, 06/01/27 (Call 05/01/27)	860	810,918
Celanese U.S. Holdings LLC 3.50%, 05/08/24 (Call 04/08/24)(a)	327	322,567
5.90%, 07/05/24(a)	470	468,978
6.05%, 03/15/25	1,171	1,167,426
6.17%, 07/15/27 (Call 06/15/27)	2,065	2,015,142
DuPont de Nemours Inc., 4.49%, 11/15/25 (Call 09/15/25)	1,840	1,793,081
Eastman Chemical Co., 3.80%, 03/15/25 (Call 12/15/24)	841	813,258
Ecolab Inc. 0.90%, 12/15/23 (Call 11/13/23)	115	114,369
1.65%, 02/01/27 (Call 01/01/27)	815	719,773
2.70%, 11/01/26 (Call 08/01/26)	530	491,478
5.25%, 01/15/28 (Call 12/15/27)(a)	955	946,913
EIDP Inc., 1.70%, 07/15/25 (Call 06/15/25)	773	721,938
FMC Corp. 3.20%, 10/01/26 (Call 08/01/26)	205	187,064
5.15%, 05/18/26 (Call 04/18/26)	625	603,347
Linde Inc./CT 3.20%, 01/30/26 (Call 10/30/25)	788	751,546

Security	Par (000)	Value

Chemicals (continued)
4.70%, 12/05/25 (Call 11/05/25)	$640	$632,570
LYB International Finance II BV, 3.50%, 03/02/27 (Call 12/02/26)	175	161,782
LyondellBasell Industries NV, 5.75%, 04/15/24 (Call 01/15/24)	653	651,454
Mosaic Co. (The) 4.05%, 11/15/27 (Call 08/15/27)	100	93,216
4.25%, 11/15/23	326	325,788
Nutrien Ltd. 4.90%, 03/27/28 (Call 02/27/28)	695	665,403
5.90%, 11/07/24	250	249,755
5.95%, 11/07/25	165	164,944
PPG Industries Inc. 1.20%, 03/15/26 (Call 02/15/26)	892	799,996
3.75%, 03/15/28 (Call 12/15/27)	10	9,224
Sherwin-Williams Co. (The) 3.13%, 06/01/24 (Call 04/01/24)(a)	432	424,828
3.45%, 06/01/27 (Call 03/01/27)(a)	1,650	1,527,886
4.05%, 08/08/24	485	477,738
Westlake Corp., 3.60%, 08/15/26 (Call 05/15/26)	815	765,568

		20,123,432

Commercial Services — 0.8%
Automatic Data Processing Inc. 1.70%, 05/15/28 (Call 03/15/28)	880	755,158
3.38%, 09/15/25 (Call 06/15/25)	1,121	1,081,812
Cintas Corp. No. 2, 3.70%, 04/01/27 (Call 01/01/27)	340	320,543
Equifax Inc. 2.60%, 12/01/24 (Call 11/01/24)	555	534,730
5.10%, 12/15/27 (Call 11/15/27)	655	630,733
5.10%, 06/01/28 (Call 05/01/28)	590	562,952
Global Payments Inc. 1.20%, 03/01/26 (Call 02/01/26)	1,081	964,037
1.50%, 11/15/24 (Call 10/15/24)	365	347,094
2.15%, 01/15/27 (Call 12/15/26)	730	641,468
2.65%, 02/15/25 (Call 01/15/25)	1,117	1,064,866
4.80%, 04/01/26 (Call 01/01/26)	706	681,765
4.95%, 08/15/27 (Call 07/15/27)	485	460,565
Moody’s Corp. 3.25%, 01/15/28 (Call 10/15/27)	380	345,761
3.75%, 03/24/25 (Call 02/24/25)	862	836,279
PayPal Holdings Inc. 1.65%, 06/01/25 (Call 05/01/25)	1,026	962,698
2.40%, 10/01/24 (Call 09/01/24)(a)	1,190	1,153,774
2.65%, 10/01/26 (Call 08/01/26)	1,315	1,211,294
3.90%, 06/01/27 (Call 05/01/27)(a)	435	412,946
Quanta Services Inc., 0.95%, 10/01/24 (Call 12/01/23)	1,390	1,324,071
S&P Global Inc. 2.45%, 03/01/27 (Call 02/01/27)	1,230	1,113,939
2.95%, 01/22/27 (Call 10/22/26)	520	479,589
4.75%, 08/01/28 (Call 05/01/28)(a)	500	483,485
Verisk Analytics Inc., 4.00%, 06/15/25 (Call 03/15/25)	1,028	996,214
Yale University, Series 2020, 0.87%, 04/15/25 (Call 03/15/25)	531	498,027

		17,863,800

Computers — 2.7%
Apple Inc. 0.55%, 08/20/25 (Call 07/20/25)	1,498	1,378,597

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
0.70%, 02/08/26 (Call 01/08/26)	$1,410	$1,273,645
1.13%, 05/11/25 (Call 04/11/25)	1,377	1,292,347
1.40%, 08/05/28 (Call 06/05/28)	2,500	2,104,369
1.80%, 09/11/24 (Call 08/11/24)	742	718,756
2.05%, 09/11/26 (Call 07/11/26)	1,750	1,604,868
2.45%, 08/04/26 (Call 05/04/26)	2,350	2,183,076
2.50%, 02/09/25	675	651,657
2.75%, 01/13/25 (Call 11/13/24)	653	633,079
2.85%, 05/11/24 (Call 03/11/24)(a)	1,070	1,054,833
2.90%, 09/12/27 (Call 06/12/27)(a)	1,325	1,219,061
3.00%, 02/09/24 (Call 12/09/23)	1,539	1,527,852
3.00%, 06/20/27 (Call 03/20/27)	630	584,390
3.00%, 11/13/27 (Call 08/13/27)	670	616,093
3.20%, 05/13/25	1,165	1,127,408
3.20%, 05/11/27 (Call 02/11/27)	2,000	1,869,744
3.25%, 02/23/26 (Call 11/23/25)	1,035	990,548
3.35%, 02/09/27 (Call 11/09/26)	2,925	2,758,544
3.45%, 05/06/24(a)	1,868	1,848,678
4.00%, 05/10/28 (Call 04/10/28)	1,425	1,357,141
Dell International LLC/EMC Corp. 4.00%, 07/15/24 (Call 06/15/24)	998	984,828
4.90%, 10/01/26 (Call 08/01/26)	1,765	1,717,080
5.25%, 02/01/28 (Call 01/01/28)	860	840,176
5.85%, 07/15/25 (Call 06/15/25)	1,105	1,103,619
6.02%, 06/15/26 (Call 03/15/26)	2,587	2,590,660
6.10%, 07/15/27 (Call 05/15/27)(a)	570	571,973
DXC Technology Co. 1.80%, 09/15/26 (Call 08/15/26)(a)	735	644,861
2.38%, 09/15/28 (Call 07/15/28)(a)	555	448,544
Fortinet Inc., 1.00%, 03/15/26 (Call 02/15/26)	638	569,332
Hewlett Packard Enterprise Co. 1.45%, 04/01/24 (Call 03/01/24)(a)	888	871,340
1.75%, 04/01/26 (Call 03/01/26)	805	730,648
4.90%, 10/15/25 (Call 07/15/25)(a)	2,395	2,347,568
5.25%, 07/01/28 (Call 06/01/28)	505	487,377
5.90%, 10/01/24(a)	810	808,512
HP Inc. 1.45%, 06/17/26 (Call 05/17/26)	647	578,778
2.20%, 06/17/25 (Call 05/17/25)	1,261	1,190,186
3.00%, 06/17/27 (Call 04/17/27)(a)	720	648,720
4.75%, 01/15/28 (Call 12/15/27)(a)	760	724,125
International Business Machines Corp. 1.70%, 05/15/27 (Call 03/15/27)	1,180	1,030,238
2.20%, 02/09/27 (Call 01/09/27)	585	524,355
3.00%, 05/15/24(a)	1,798	1,770,431
3.30%, 05/15/26	2,710	2,564,083
3.30%, 01/27/27	487	453,064
3.45%, 02/19/26	1,339	1,275,428
3.63%, 02/12/24(a)	1,743	1,733,364
4.00%, 07/27/25	960	934,452
4.15%, 07/27/27 (Call 06/27/27)	725	687,659
4.50%, 02/06/26	890	865,345
4.50%, 02/06/28 (Call 01/06/28)	860	822,445
7.00%, 10/30/25	370	380,591
Kyndryl Holdings Inc., 2.05%, 10/15/26 (Call 09/15/26)	650	566,348
Leidos Inc., 3.63%, 05/15/25 (Call 04/15/25)	605	580,892
NetApp Inc. 1.88%, 06/22/25 (Call 05/22/25)	841	786,742
2.38%, 06/22/27 (Call 04/22/27)(a)	550	488,706

		60,117,156

Security	Par (000)	Value

Cosmetics & Personal Care — 1.0%
Colgate-Palmolive Co. 3.10%, 08/15/25(a)	$330	$317,464
3.10%, 08/15/27 (Call 07/15/27)(a)	455	422,893
3.25%, 03/15/24	637	631,876
4.60%, 03/01/28 (Call 02/01/28)	457	447,766
4.80%, 03/02/26	277	275,256
Estee Lauder Companies Inc. (The) 2.00%, 12/01/24 (Call 11/01/24)	721	693,913
3.15%, 03/15/27 (Call 12/15/26)	230	213,500
4.38%, 05/15/28 (Call 04/15/28)	650	620,397
GSK Consumer Healthcare Capital U.S. LLC 3.02%, 03/24/24 (Call 11/16/23)	540	533,072
3.38%, 03/24/27 (Call 02/24/27)	1,920	1,771,390
GSK Consumer Healthcare Capital UK PLC, 3.13%, 03/24/25	1,795	1,725,379
Kenvue Inc. 5.05%, 03/22/28 (Call 02/22/28)	945	926,996
5.35%, 03/22/26 (Call 02/22/26)	985	980,558
5.50%, 03/22/25	920	918,237
Procter & Gamble Co. (The) 0.55%, 10/29/25	1,087	991,518
1.00%, 04/23/26	937	846,738
1.90%, 02/01/27	565	510,738
2.45%, 11/03/26	630	582,964
2.70%, 02/02/26(a)	880	833,087
2.80%, 03/25/27	1,180	1,088,867
2.85%, 08/11/27	470	432,240
3.95%, 01/26/28	505	483,737
4.10%, 01/26/26	450	438,143
Unilever Capital Corp. 0.63%, 08/12/24 (Call 11/16/23)(a)	390	375,013
2.00%, 07/28/26	160	146,473
2.60%, 05/05/24 (Call 03/05/24)	1,068	1,051,100
2.90%, 05/05/27 (Call 02/05/27)	1,215	1,116,551
3.10%, 07/30/25	720	692,544
3.25%, 03/07/24 (Call 02/07/24)	661	655,349
3.50%, 03/22/28 (Call 12/22/27)	1,020	942,713
4.88%, 09/08/28 (Call 08/08/28)(a)	500	488,226

		22,154,698

Distribution & Wholesale — 0.1%
LKQ Corp., 5.75%, 06/15/28 (Call 05/15/28)	705	683,454
WW Grainger Inc., 1.85%, 02/15/25 (Call 01/15/25)	781	743,492

		1,426,946

Diversified Financial Services — 4.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.65%, 10/29/24 (Call 09/29/24)	830	791,332
1.75%, 01/30/26 (Call 12/30/25)	1,150	1,034,344
2.45%, 10/29/26 (Call 09/29/26)	3,770	3,354,650
2.88%, 08/14/24 (Call 07/14/24)	1,163	1,130,454
3.00%, 10/29/28 (Call 08/29/28)	3,400	2,863,823
3.15%, 02/15/24 (Call 01/15/24)	932	922,981
3.50%, 01/15/25 (Call 11/15/24)	1,189	1,146,620
3.65%, 07/21/27 (Call 04/21/27)	875	785,953
3.88%, 01/23/28 (Call 10/23/27)	510	457,317
4.45%, 10/01/25 (Call 08/01/25)	545	523,167
4.45%, 04/03/26 (Call 02/03/26)	600	573,801
4.63%, 10/15/27 (Call 08/15/27)	525	486,420
4.88%, 01/16/24 (Call 12/16/23)(a)	966	962,652

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
5.75%, 06/06/28 (Call 05/06/28)(a)	$870	$835,605
6.10%, 01/15/27 (Call 12/15/26)	335	329,630
6.50%, 07/15/25 (Call 06/15/25)	1,482	1,478,536
Series 3NC1, 1.75%, 10/29/24 (Call 12/01/23)	1,485	1,417,797
Air Lease Corp. 0.70%, 02/15/24 (Call 01/15/24)	754	741,465
0.80%, 08/18/24 (Call 07/18/24)	495	473,272
1.88%, 08/15/26 (Call 07/15/26)	1,337	1,182,609
2.10%, 09/01/28 (Call 07/01/28)	610	500,606
2.20%, 01/15/27 (Call 12/15/26)	730	640,722
2.30%, 02/01/25 (Call 01/01/25)(a)	704	668,310
2.88%, 01/15/26 (Call 12/15/25)(a)	1,465	1,359,897
3.25%, 03/01/25 (Call 01/01/25)	645	617,459
3.38%, 07/01/25 (Call 06/01/25)	788	747,836
3.63%, 04/01/27 (Call 01/01/27)	348	317,314
3.63%, 12/01/27 (Call 09/01/27)	45	40,253
3.75%, 06/01/26 (Call 04/01/26)	825	775,426
4.25%, 02/01/24 (Call 01/01/24)(a)	712	708,202
4.25%, 09/15/24 (Call 06/15/24)	512	503,137
4.63%, 10/01/28 (Call 07/01/28)	50	45,887
5.30%, 02/01/28 (Call 01/01/28)	380	363,761
5.85%, 12/15/27 (Call 11/15/27)	750	732,791
Aircastle Ltd. 4.13%, 05/01/24 (Call 02/01/24)	560	550,782
4.25%, 06/15/26 (Call 04/15/26)	795	744,610
Ally Financial Inc. 3.88%, 05/21/24 (Call 04/21/24)(a)	630	618,855
4.63%, 03/30/25	371	357,828
4.75%, 06/09/27 (Call 05/09/27)	265	240,207
5.13%, 09/30/24(a)	530	522,241
5.80%, 05/01/25 (Call 04/01/25)(a)	896	877,202
7.10%, 11/15/27 (Call 10/15/27)(a)	810	793,857
American Express Co. 0.75%, 11/03/23	355	354,956
1.65%, 11/04/26 (Call 10/04/26)	1,037	913,140
2.25%, 03/04/25 (Call 02/01/25)(a)	1,055	1,003,854
2.50%, 07/30/24 (Call 06/30/24)	1,600	1,559,586
2.55%, 03/04/27 (Call 02/01/27)	1,595	1,428,299
3.00%, 10/30/24 (Call 09/29/24)	815	790,796
3.13%, 05/20/26 (Call 04/20/26)	790	741,561
3.30%, 05/03/27 (Call 04/03/27)	1,445	1,322,267
3.38%, 05/03/24(a)	1,855	1,832,046
3.40%, 02/22/24 (Call 01/22/24)	847	841,109
3.63%, 12/05/24 (Call 11/04/24)	630	614,056
3.95%, 08/01/25 (Call 07/01/25)	2,155	2,081,340
4.20%, 11/06/25 (Call 10/06/25)	705	682,264
4.90%, 02/13/26 (Call 01/13/26)	1,090	1,068,143
5.39%, 07/28/27 (Call 07/28/26), (1-day SOFR + 0.970%)(b)	50	48,957
5.85%, 11/05/27 (Call 10/05/27)	1,425	1,427,946
Ameriprise Financial Inc. 2.88%, 09/15/26 (Call 06/15/26)	400	371,965
3.00%, 04/02/25 (Call 03/02/25)	502	482,175
3.70%, 10/15/24	573	561,195
Brookfield Finance Inc. 3.90%, 01/25/28 (Call 10/25/27)	880	802,120
4.00%, 04/01/24 (Call 02/01/24)(a)	142	141,113
4.25%, 06/02/26 (Call 03/02/26)	345	329,161
Capital One Financial Corp. 3.20%, 02/05/25 (Call 01/05/25)	713	681,698
3.30%, 10/30/24 (Call 09/30/24)(a)	1,154	1,118,767

Security	Par (000)	Value

Diversified Financial Services (continued)
3.65%, 05/11/27 (Call 04/11/27)	$840	$757,526
3.75%, 04/24/24 (Call 03/24/24)	854	842,723
3.75%, 07/28/26 (Call 06/28/26)	956	878,728
3.75%, 03/09/27 (Call 02/09/27)	1,145	1,033,083
3.80%, 01/31/28 (Call 12/31/27)	1,425	1,256,070
3.90%, 01/29/24 (Call 12/29/23)(a)	1,184	1,175,290
4.20%, 10/29/25 (Call 09/29/25)	923	875,094
4.25%, 04/30/25 (Call 03/31/25)(a)	496	478,993
Cboe Global Markets Inc., 3.65%, 01/12/27 (Call 10/12/26)(a)	550	518,342
Charles Schwab Corp. (The) 0.75%, 03/18/24 (Call 02/18/24)(a)	1,503	1,473,110
0.90%, 03/11/26 (Call 02/11/26)	1,300	1,145,976
1.15%, 05/13/26 (Call 04/13/26)(a)	1,044	917,466
2.00%, 03/20/28 (Call 01/20/28)	1,205	1,004,882
2.45%, 03/03/27 (Call 02/03/27)	1,530	1,348,922
3.20%, 03/02/27 (Call 12/02/26)(a)	425	384,523
3.20%, 01/25/28 (Call 10/25/27)(a)	655	579,183
3.30%, 04/01/27 (Call 01/01/27)	385	349,315
3.55%, 02/01/24 (Call 01/01/24)	566	562,817
3.85%, 05/21/25 (Call 03/21/25)	731	706,063
4.20%, 03/24/25 (Call 02/24/25)	573	557,293
5.88%, 08/24/26 (Call 07/24/26)	400	396,477
CME Group Inc. 3.00%, 03/15/25 (Call 12/15/24)	646	625,251
3.75%, 06/15/28 (Call 03/15/28)	1,010	944,575
Discover Financial Services 3.75%, 03/04/25 (Call 12/04/24)	210	201,390
3.95%, 11/06/24 (Call 08/06/24)	805	783,015
4.10%, 02/09/27 (Call 11/09/26)	485	434,902
4.50%, 01/30/26 (Call 11/30/25)	270	255,339
Intercontinental Exchange Inc. 3.10%, 09/15/27 (Call 06/15/27)	90	81,929
3.65%, 05/23/25	1,150	1,111,871
3.75%, 12/01/25 (Call 09/01/25)(a)	1,085	1,041,516
3.75%, 09/21/28 (Call 06/21/28)(a)	15	13,683
4.00%, 09/15/27 (Call 08/15/27)	2,055	1,922,176
Invesco Finance PLC 3.75%, 01/15/26	410	391,641
4.00%, 01/30/24(a)	816	811,350
Jefferies Financial Group Inc. 4.85%, 01/15/27	885	839,895
5.88%, 07/21/28 (Call 06/21/28)	755	727,864
Mastercard Inc. 2.00%, 03/03/25 (Call 02/03/25)(a)	882	843,014
2.95%, 11/21/26 (Call 08/21/26)	750	699,049
3.30%, 03/26/27 (Call 01/26/27)	930	868,177
3.38%, 04/01/24	908	900,954
3.50%, 02/26/28 (Call 11/26/27)(a)	10	9,283
4.88%, 03/09/28 (Call 02/09/28)	815	801,882
Nasdaq Inc. 3.85%, 06/30/26 (Call 03/30/26)(a)	313	298,547
5.35%, 06/28/28 (Call 05/28/28)	980	954,213
5.65%, 06/28/25	215	214,200
Nomura Holdings Inc. 1.65%, 07/14/26	1,193	1,052,287
1.85%, 07/16/25	1,215	1,125,354
2.17%, 07/14/28	910	748,391
2.33%, 01/22/27	1,250	1,094,422
2.65%, 01/16/25	1,602	1,529,835
5.10%, 07/03/25	50	48,999

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
5.39%, 07/06/27	$650	$625,116
5.71%, 01/09/26	350	345,012
5.84%, 01/18/28	540	525,324
6.07%, 07/12/28	810	793,120
ORIX Corp. 3.25%, 12/04/24	695	674,671
3.70%, 07/18/27(a)	50	46,302
4.05%, 01/16/24(a)	285	283,714
5.00%, 09/13/27	635	616,241
Synchrony Financial 3.70%, 08/04/26 (Call 05/04/26)	25	22,242
3.95%, 12/01/27 (Call 09/01/27)	880	754,135
4.25%, 08/15/24 (Call 05/15/24)	870	851,863
4.38%, 03/19/24 (Call 02/19/24)	750	742,911
4.50%, 07/23/25 (Call 04/23/25)	810	760,820
4.88%, 06/13/25 (Call 05/13/25)	505	478,774
Visa Inc. 0.75%, 08/15/27 (Call 06/15/27)(a)	130	110,390
1.90%, 04/15/27 (Call 02/15/27)(a)	1,910	1,700,747
2.75%, 09/15/27 (Call 06/15/27)	340	308,832
3.15%, 12/14/25 (Call 09/14/25)	1,455	1,387,657
Western Union Co. (The) 1.35%, 03/15/26 (Call 02/15/26)	687	611,566
2.85%, 01/10/25 (Call 12/10/24)	670	642,816

		106,317,258

Electric — 4.0%
AEP Texas Inc., 3.95%, 06/01/28 (Call 03/01/28)	135	123,895
AES Corp. (The) 1.38%, 01/15/26 (Call 12/15/25)	987	877,460
5.45%, 06/01/28 (Call 05/01/28)	740	705,748
Alabama Power Co., 3.75%, 09/01/27 (Call 08/01/27)	415	389,835
Ameren Corp., 1.95%, 03/15/27 (Call 02/15/27)(a)	385	340,606
American Electric Power Co. Inc. 2.03%, 03/15/24	855	837,573
5.75%, 11/01/27 (Call 10/01/27)	535	531,535
Avangrid Inc. 3.15%, 12/01/24 (Call 10/01/24)	788	761,033
3.20%, 04/15/25 (Call 03/15/25)	814	779,677
Berkshire Hathaway Energy Co. 3.25%, 04/15/28 (Call 01/15/28)	115	103,119
3.75%, 11/15/23	299	298,763
4.05%, 04/15/25 (Call 03/15/25)	1,358	1,326,864
Black Hills Corp. 1.04%, 08/23/24 (Call 11/16/23)	750	718,921
4.25%, 11/30/23	210	209,540
CenterPoint Energy Houston Electric LLC, 5.20%, 10/01/28 (Call 09/01/28)	205	200,530
CenterPoint Energy Inc. 1.45%, 06/01/26 (Call 05/01/26)	585	525,596
2.50%, 09/01/24 (Call 08/01/24)	660	641,067
Commonwealth Edison Co. 2.55%, 06/15/26 (Call 03/15/26)	540	502,802
3.70%, 08/15/28 (Call 05/15/28)	500	457,876
Connecticut Light & Power Co. (The), Series A, 3.20%, 03/15/27 (Call 12/15/26)	325	300,088
Consolidated Edison Inc., Series A, 0.65%, 12/01/23	611	608,400
Constellation Energy Generation LLC 3.25%, 06/01/25 (Call 05/01/25)	1,072	1,025,729
5.60%, 03/01/28 (Call 02/01/28)	615	603,768

Security	Par (000)	Value

Electric (continued)
Delmarva Power & Light Co., 3.50%, 11/15/23	$290	$289,724
Dominion Energy Inc. 3.07%, 08/15/24(c)	833	815,989
3.90%, 10/01/25 (Call 07/01/25)	790	761,582
4.25%, 06/01/28 (Call 03/01/28)	430	400,821
Series A, 1.45%, 04/15/26 (Call 03/15/26)	595	535,308
DTE Electric Co., Series A, 1.90%, 04/01/28 (Call 02/01/28)	450	385,951
DTE Energy Co.
2.85%, 10/01/26 (Call 07/01/26)	490	450,168
4.22%, 11/01/24(c)	1,190	1,166,448
4.88%, 06/01/28 (Call 05/01/28)	755	718,372
Series C, 2.53%, 10/01/24(c)	778	753,005
Series F, 1.05%, 06/01/25 (Call 05/01/25)	908	838,837
Duke Energy Corp. 0.90%, 09/15/25 (Call 08/15/25)	765	697,941
2.65%, 09/01/26 (Call 06/01/26)	1,305	1,196,758
3.15%, 08/15/27 (Call 05/15/27)	737	667,286
3.75%, 04/15/24 (Call 01/15/24)(a)	871	862,435
4.30%, 03/15/28 (Call 02/15/28)	875	821,482
5.00%, 12/08/25	645	634,408
5.00%, 12/08/27 (Call 11/08/27)	735	710,508
Duke Energy Florida LLC 3.20%, 01/15/27 (Call 10/15/26)	220	204,496
3.80%, 07/15/28 (Call 04/15/28)	540	500,761
Duke Energy Progress LLC 3.25%, 08/15/25 (Call 05/15/25)(a)	491	472,475
3.70%, 09/01/28 (Call 06/01/28)	30	27,562
Edison International 3.55%, 11/15/24 (Call 10/15/24)	611	593,651
4.13%, 03/15/28 (Call 12/15/27)	560	510,285
5.75%, 06/15/27 (Call 04/15/27)	505	496,228
Emera U.S. Finance LP, 3.55%, 06/15/26 (Call 03/15/26)	835	783,146
Entergy Arkansas LLC, 3.50%, 04/01/26 (Call 01/01/26)	695	662,343
Entergy Corp. 0.90%, 09/15/25 (Call 08/15/25)	852	775,537
1.90%, 06/15/28 (Call 04/15/28)	30	25,072
2.95%, 09/01/26 (Call 06/01/26)	703	648,696
Entergy Louisiana LLC, 0.62%, 11/17/23 (Call 11/13/23)	638	636,613
Evergy Inc., 2.45%, 09/15/24 (Call 08/15/24)	991	960,494
Eversource Energy 2.90%, 03/01/27 (Call 02/01/27)	905	820,075
4.20%, 06/27/24	1,020	1,007,539
4.60%, 07/01/27 (Call 06/01/27)	630	600,196
5.45%, 03/01/28 (Call 02/01/28)	1,170	1,142,233
Exelon Corp. 2.75%, 03/15/27 (Call 02/15/27)	520	469,607
3.40%, 04/15/26 (Call 01/15/26)	770	730,305
3.95%, 06/15/25 (Call 03/15/25)	1,071	1,036,258
5.15%, 03/15/28 (Call 02/15/28)	525	509,194
Florida Power & Light Co. 2.85%, 04/01/25 (Call 03/01/25)	1,243	1,195,138
3.13%, 12/01/25 (Call 06/01/25)	670	638,986
3.25%, 06/01/24 (Call 12/01/23)(a)	186	182,926
4.40%, 05/15/28 (Call 03/15/28)	795	756,913
4.45%, 05/15/26 (Call 04/15/26)	345	337,369
5.05%, 04/01/28 (Call 03/01/28)	445	435,374

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Fortis Inc./Canada, 3.06%, 10/04/26 (Call 07/04/26)	$490	$449,560
Georgia Power Co., 4.65%, 05/16/28 (Call 03/16/28)(a)	650	619,111
Interstate Power & Light Co. 3.25%, 12/01/24 (Call 09/01/24)	792	769,176
4.10%, 09/26/28 (Call 06/26/28)	5	4,632
ITC Holdings Corp., 3.35%, 11/15/27 (Call 08/15/27)	90	81,827
MidAmerican Energy Co., 3.50%, 10/15/24 (Call 07/15/24)	690	676,318
National Grid PLC, 5.60%, 06/12/28 (Call 05/12/28)	610	595,386
National Rural Utilities Cooperative Finance Corp. 0.35%, 02/08/24	313	308,516
1.00%, 06/15/26 (Call 05/15/26)	745	660,658
1.88%, 02/07/25	820	780,383
4.45%, 03/13/26 (Call 02/13/26)	295	287,459
4.80%, 03/15/28 (Call 02/15/28)	410	396,595
5.45%, 10/30/25	667	665,869
NextEra Energy Capital Holdings Inc. 1.88%, 01/15/27 (Call 12/15/26)	1,305	1,145,743
1.90%, 06/15/28 (Call 04/15/28)	1,525	1,273,264
2.94%, 03/21/24 (Call 12/01/23)	890	879,870
3.55%, 05/01/27 (Call 02/01/27)	410	377,010
4.20%, 06/20/24	910	901,771
4.26%, 09/01/24	1,625	1,598,763
4.45%, 06/20/25	1,075	1,047,994
4.63%, 07/15/27 (Call 06/15/27)	1,520	1,449,151
4.90%, 02/28/28 (Call 01/28/28)	1,260	1,204,464
5.75%, 09/01/25	115	114,402
NSTAR Electric Co., 3.20%, 05/15/27 (Call 02/15/27)	145	133,597
Oncor Electric Delivery Co. LLC 2.75%, 06/01/24 (Call 05/01/24)	740	728,224
4.30%, 05/15/28 (Call 04/15/28)(d)	505	477,295
Pacific Gas and Electric Co. 2.10%, 08/01/27 (Call 06/01/27)(a)	445	376,259
2.95%, 03/01/26 (Call 12/01/25)	519	476,175
3.00%, 06/15/28 (Call 04/15/28)	895	757,625
3.15%, 01/01/26	1,787	1,654,105
3.25%, 02/16/24 (Call 11/15/23)	1,000	992,165
3.30%, 12/01/27 (Call 09/01/27)	1,145	996,903
3.45%, 07/01/25	380	360,109
3.50%, 06/15/25 (Call 03/15/25)	795	756,593
3.75%, 07/01/28	970	850,617
Pinnacle West Capital Corp., 1.30%, 06/15/25 (Call 05/15/25)(a)	756	700,090
PPL Capital Funding Inc., 3.10%, 05/15/26 (Call 02/15/26)	725	678,476
Public Service Enterprise Group Inc. 0.80%, 08/15/25 (Call 07/15/25)(a)	760	695,015
0.84%, 11/08/23	765	764,367
2.88%, 06/15/24 (Call 05/15/24)	904	888,357
5.85%, 11/15/27 (Call 10/15/27)	370	368,080
5.88%, 10/15/28 (Call 09/15/28)	450	445,313
San Diego Gas & Electric Co. 2.50%, 05/15/26 (Call 02/15/26)(a)	535	494,848
4.95%, 08/15/28 (Call 07/15/28)	615	592,895
Sempra Energy 3.25%, 06/15/27 (Call 03/15/27)	185	167,753

Security	Par (000)	Value

Electric (continued)
3.30%, 04/01/25 (Call 03/01/25)	$420	$404,191
3.40%, 02/01/28 (Call 11/01/27)	1,140	1,027,410
5.40%, 08/01/26 (Call 07/01/26)(a)	525	517,771
Southern California Edison Co. 1.10%, 04/01/24 (Call 12/01/23)	825	807,710
5.30%, 03/01/28 (Call 02/01/28)	35	34,224
5.65%, 10/01/28 (Call 09/01/28)	580	574,028
5.85%, 11/01/27 (Call 10/01/27)	580	579,215
Series D, 4.70%, 06/01/27 (Call 05/01/27)	490	471,418
Series E, 3.70%, 08/01/25 (Call 06/01/25)	981	941,806
Southern Co. (The) 3.25%, 07/01/26 (Call 04/01/26)	1,585	1,480,890
4.85%, 06/15/28 (Call 04/15/28)	670	640,603
5.15%, 10/06/25	535	528,163
Series 21-A, 0.60%, 02/26/24 (Call 01/26/24)(a)	737	725,048
Southern Power Co., 4.15%, 12/01/25 (Call 09/01/25)	568	548,391
Southwestern Electric Power Co.
Series M, 4.10%, 09/15/28 (Call 06/15/28)	500	457,864
Series N, 1.65%, 03/15/26 (Call 02/15/26)	625	566,152
Virginia Electric & Power Co.
Series A, 3.15%, 01/15/26 (Call 10/15/25)	698	660,143
Series A, 3.50%, 03/15/27 (Call 12/15/26)	465	432,153
Series A, 3.80%, 04/01/28 (Call 01/01/28)	625	577,293
Series B, 3.75%, 05/15/27 (Call 04/15/27)	690	646,857
WEC Energy Group Inc. 0.80%, 03/15/24 (Call 02/15/24)(a)	535	525,274
1.38%, 10/15/27 (Call 08/15/27)	30	25,310
4.75%, 01/09/26 (Call 12/09/25)	1,120	1,093,211
5.00%, 09/27/25 (Call 08/27/25)	585	576,167
5.60%, 09/12/26 (Call 08/12/26)	495	492,099
Xcel Energy Inc. 1.75%, 03/15/27 (Call 02/15/27)	450	392,490
3.30%, 06/01/25 (Call 12/01/24)	841	806,614
3.35%, 12/01/26 (Call 06/01/26)	217	201,320
4.00%, 06/15/28 (Call 12/15/27)	525	485,420

		90,598,938

Electrical Components & Equipment — 0.1%
Emerson Electric Co. 0.88%, 10/15/26 (Call 09/15/26)	734	644,581
1.80%, 10/15/27 (Call 08/15/27)	100	87,391
3.15%, 06/01/25 (Call 03/01/25)	704	679,488

		1,411,460

Electronics — 0.6%
Arrow Electronics Inc. 3.25%, 09/08/24 (Call 07/08/24)	512	499,305
3.88%, 01/12/28 (Call 10/12/27)	430	388,807
6.13%, 03/01/26 (Call 03/01/24)	630	625,395
Avnet Inc. 4.63%, 04/15/26 (Call 01/15/26)	65	62,494
6.25%, 03/15/28 (Call 02/15/28)	430	424,502
Flex Ltd. 3.75%, 02/01/26 (Call 01/01/26)	772	730,901
4.75%, 06/15/25 (Call 03/15/25)	647	631,054
Fortive Corp., 3.15%, 06/15/26 (Call 03/15/26)	950	885,405
Honeywell International Inc. 1.10%, 03/01/27 (Call 02/01/27)	1,030	899,215
1.35%, 06/01/25 (Call 05/01/25)	602	565,459
2.30%, 08/15/24 (Call 07/15/24)	821	799,313
2.50%, 11/01/26 (Call 08/01/26)(a)	1,465	1,354,285

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electronics (continued)
4.95%, 02/15/28 (Call 01/15/28)(a)	$365	$360,205
Jabil Inc. 1.70%, 04/15/26 (Call 03/15/26)(a)	622	560,044
3.95%, 01/12/28 (Call 10/12/27)	25	22,804
4.25%, 05/15/27 (Call 04/15/27)	575	539,808
Keysight Technologies Inc. 4.55%, 10/30/24 (Call 07/30/24)	693	682,185
4.60%, 04/06/27 (Call 01/06/27)(a)	295	281,951
TD SYNNEX Corp. 1.25%, 08/09/24 (Call 11/13/23)	695	668,433
1.75%, 08/09/26 (Call 07/09/26)	730	639,867
2.38%, 08/09/28 (Call 06/09/28)	480	393,959
Trimble Inc., 4.90%, 06/15/28 (Call 03/15/28)	505	477,946
Tyco Electronics Group SA, 4.50%, 02/13/26(a)	50	48,808
Vontier Corp. 1.80%, 04/01/26 (Call 03/01/26)	580	519,070
2.40%, 04/01/28 (Call 02/01/28)	450	370,406

		13,431,621

Engineering & Construction — 0.0%
Jacobs Engineering Group Inc., 6.35%, 08/18/28 (Call 07/18/28)	200	198,846

Entertainment — 0.3%
Warnermedia Holdings Inc. 3.64%, 03/15/25	1,365	1,319,014
3.76%, 03/15/27 (Call 02/15/27)(a)	3,945	3,632,133
3.79%, 03/15/25 (Call 11/13/23)	765	739,601
6.41%, 03/15/26 (Call 03/15/24)	1,410	1,406,161

		7,096,909

Environmental Control — 0.3%
Republic Services Inc. 2.50%, 08/15/24 (Call 07/15/24)	970	943,563
2.90%, 07/01/26 (Call 04/01/26)	600	560,617
3.20%, 03/15/25 (Call 12/15/24)	726	700,411
3.38%, 11/15/27 (Call 08/15/27)	140	128,753
3.95%, 05/15/28 (Call 02/15/28)	930	867,025
Veralto Corp. 5.35%, 09/18/28 (Call 08/18/28)(d)	630	609,831
5.50%, 09/18/26 (Call 08/18/26)(d)	625	618,637
Waste Management Inc. 0.75%, 11/15/25 (Call 10/15/25)(a)	643	585,875
1.15%, 03/15/28 (Call 01/15/28)	550	456,034
3.15%, 11/15/27 (Call 08/15/27)(a)	205	187,369

		5,658,115

Food — 1.3%
Campbell Soup Co. 3.95%, 03/15/25 (Call 01/15/25)(a)	945	918,644
4.15%, 03/15/28 (Call 12/15/27)(a)	920	857,304
Conagra Brands Inc. 1.38%, 11/01/27 (Call 09/01/27)	920	765,561
4.30%, 05/01/24 (Call 04/01/24)	975	965,746
4.60%, 11/01/25 (Call 09/01/25)	1,067	1,035,341
5.30%, 10/01/26	475	466,969
General Mills Inc. 3.20%, 02/10/27 (Call 11/10/26)	5	4,615
3.65%, 02/15/24 (Call 11/16/23)	555	551,275
4.00%, 04/17/25 (Call 02/17/25)	933	907,983
4.20%, 04/17/28 (Call 01/17/28)	1,300	1,220,073
5.24%, 11/18/25 (Call 11/18/23)	385	380,877
5.50%, 10/17/28 (Call 09/17/28)	470	461,495

Security	Par (000)	Value

Food (continued)
Hormel Foods Corp. 0.65%, 06/03/24 (Call 11/16/23)	$715	$693,258
1.70%, 06/03/28 (Call 04/03/28)	695	589,798
Ingredion Inc., 3.20%, 10/01/26 (Call 07/01/26)	155	144,888
J M Smucker Co. (The), 5.90%, 11/15/28 (Call 10/15/28)	675	669,128
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc.
2.50%, 01/15/27 (Call 12/15/26)	981	861,200
5.13%, 02/01/28 (Call 01/01/28)	770	720,885
JM Smucker Co. (The), 3.50%, 03/15/25	1,160	1,122,762
Kellogg Co. 3.25%, 04/01/26	955	900,741
3.40%, 11/15/27 (Call 08/15/27)	130	117,888
4.30%, 05/15/28 (Call 02/15/28)	510	475,640
Kraft Heinz Foods Co. 3.00%, 06/01/26 (Call 03/01/26)	1,915	1,788,860
3.88%, 05/15/27 (Call 02/15/27)	1,300	1,219,439
Kroger Co. (The) 2.65%, 10/15/26 (Call 07/15/26)	780	714,385
3.50%, 02/01/26 (Call 11/01/25)	670	637,286
3.70%, 08/01/27 (Call 05/01/27)	150	138,866
4.00%, 02/01/24 (Call 12/01/23)(a)	630	626,608
McCormick & Co. Inc./MD 0.90%, 02/15/26 (Call 01/15/26)	746	667,181
3.15%, 08/15/24 (Call 06/15/24)	490	480,539
3.40%, 08/15/27 (Call 05/15/27)	230	210,964
Mondelez International Inc. 1.50%, 05/04/25 (Call 04/04/25)	904	847,138
2.13%, 03/17/24	530	522,376
2.63%, 03/17/27 (Call 02/17/27)	828	749,231
Sysco Corp. 3.25%, 07/15/27 (Call 04/15/27)	740	673,665
3.30%, 07/15/26 (Call 04/15/26)	820	766,932
3.75%, 10/01/25 (Call 07/01/25)	833	797,943
Tyson Foods Inc. 3.55%, 06/02/27 (Call 03/02/27)	1,300	1,196,654
3.95%, 08/15/24 (Call 05/15/24)	960	944,564
4.00%, 03/01/26 (Call 01/01/26)	926	888,134

		28,702,836

Gas — 0.3%
Atmos Energy Corp., 3.00%, 06/15/27 (Call 03/15/27)	105	96,303
CenterPoint Energy Resources Corp., 5.25%, 03/01/28 (Call 02/01/28)	685	670,277
Eastern Energy Gas Holdings LLC, Series A, 2.50%, 11/15/24 (Call 10/15/24)	834	804,051
National Fuel Gas Co., 5.50%, 01/15/26 (Call 12/15/25)	633	621,006
NiSource Inc. 0.95%, 08/15/25 (Call 07/15/25)	785	717,119
3.49%, 05/15/27 (Call 02/15/27)	820	754,950
5.25%, 03/30/28 (Call 02/29/28)	960	931,827
Southern California Gas Co. 2.95%, 04/15/27 (Call 03/15/27)	975	889,197
Series TT, 2.60%, 06/15/26 (Call 03/15/26)	530	490,474

		5,975,204

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hand & Machine Tools — 0.1%
Regal Rexnord Corp. 6.05%, 02/15/26(a)(d)	$950	$933,821
6.05%, 04/15/28 (Call 03/15/28)(d)	1,130	1,081,410
Stanley Black & Decker Inc. 2.30%, 02/24/25 (Call 11/13/23)	705	672,215
3.40%, 03/01/26 (Call 01/01/26)	640	603,806

		3,291,252

Health Care - Products — 1.1%
Abbott Laboratories 2.95%, 03/15/25 (Call 12/15/24)(a)	1,147	1,109,213
3.75%, 11/30/26 (Call 08/30/26)	1,545	1,479,264
Baxter International Inc. 0.87%, 12/01/23	475	473,191
1.32%, 11/29/24	1,470	1,397,292
1.92%, 02/01/27 (Call 01/01/27)	1,445	1,266,826
2.60%, 08/15/26 (Call 05/15/26)	565	515,036
Boston Scientific Corp. 1.90%, 06/01/25 (Call 05/01/25)	728	684,790
3.45%, 03/01/24 (Call 02/01/24)	537	533,312
Danaher Corp., 3.35%, 09/15/25 (Call 06/15/25)	575	551,930
DH Europe Finance II Sarl, 2.20%, 11/15/24 (Call 10/15/24)	741	713,826
GE HealthCare Technologies Inc. 5.55%, 11/15/24	680	676,746
5.60%, 11/15/25 (Call 10/15/25)	695	691,075
5.65%, 11/15/27 (Call 10/15/27)	2,100	2,080,007
HCA Inc., 3.13%, 03/15/27 (Call 02/15/27)	925	833,877
Medtronic Global Holdings SCA, 4.25%, 03/30/28 (Call 02/29/28)	925	881,077
Revvity Inc. 0.85%, 09/15/24 (Call 11/13/23)	825	786,762
1.90%, 09/15/28 (Call 07/15/28)	80	65,564
Stryker Corp. 0.60%, 12/01/23 (Call 11/13/23)	519	516,931
1.15%, 06/15/25 (Call 05/15/25)	670	623,059
3.38%, 05/15/24 (Call 02/15/24)	711	703,486
3.38%, 11/01/25 (Call 08/01/25)	790	755,246
3.50%, 03/15/26 (Call 12/15/25)	1,045	994,003
3.65%, 03/07/28 (Call 12/07/27)	510	470,730
Thermo Fisher Scientific Inc. 1.22%, 10/18/24 (Call 11/13/23)	2,515	2,406,928
4.80%, 11/21/27 (Call 10/21/27)(a)	550	538,690
4.95%, 08/10/26 (Call 07/10/26)	780	772,063
Zimmer Biomet Holdings Inc. 1.45%, 11/22/24 (Call 11/13/23)	878	835,916
3.05%, 01/15/26 (Call 12/15/25)	804	756,066
3.55%, 04/01/25 (Call 01/01/25)	880	850,098

		24,963,004

Health Care - Services — 1.9%
Aetna Inc., 3.50%, 11/15/24 (Call 08/15/24)	747	728,255
Centene Corp. 2.45%, 07/15/28 (Call 05/15/28)	2,150	1,808,166
4.25%, 12/15/27 (Call 11/16/23)(a)	2,280	2,098,284
CommonSpirit Health, 2.76%, 10/01/24 (Call 07/01/24)	852	827,324
Elevance Health Inc. 1.50%, 03/15/26 (Call 02/15/26)	745	674,931
2.38%, 01/15/25 (Call 12/15/24)	861	826,043
3.35%, 12/01/24 (Call 10/01/24)	920	895,189
3.50%, 08/15/24 (Call 05/15/24)	958	940,325

Security	Par (000)	Value

Health Care - Services (continued)
3.65%, 12/01/27 (Call 09/01/27)	$1,565	$1,442,052
4.10%, 03/01/28 (Call 12/01/27)	1,205	1,124,895
4.90%, 02/08/26 (Call 02/08/24)	585	573,751
HCA Inc. 4.50%, 02/15/27 (Call 08/15/26)	1,145	1,083,360
5.00%, 03/15/24	1,913	1,907,699
5.20%, 06/01/28 (Call 05/01/28)	850	809,577
5.25%, 04/15/25	1,375	1,355,742
5.25%, 06/15/26 (Call 12/15/25)	1,412	1,379,020
5.38%, 02/01/25	2,400	2,374,480
5.38%, 09/01/26 (Call 03/01/26)	945	923,558
5.63%, 09/01/28 (Call 03/01/28)(a)	1,365	1,320,689
5.88%, 02/15/26 (Call 08/15/25)	1,390	1,377,972
Humana Inc. 1.35%, 02/03/27 (Call 01/03/27)	1,442	1,250,932
3.85%, 10/01/24 (Call 07/01/24)	752	737,383
3.95%, 03/15/27 (Call 12/15/26)	140	132,185
4.50%, 04/01/25 (Call 03/01/25)	602	591,246
5.75%, 03/01/28 (Call 02/01/28)	20	19,900
Kaiser Foundation Hospitals, 3.15%, 05/01/27 (Call 02/01/27)	325	301,055
Laboratory Corp. of America Holdings 1.55%, 06/01/26 (Call 05/01/26)	650	582,135
3.25%, 09/01/24 (Call 07/01/24)	647	632,281
3.60%, 02/01/25 (Call 11/01/24)	1,148	1,115,009
3.60%, 09/01/27 (Call 06/01/27)	75	69,762
Quest Diagnostics Inc. 3.45%, 06/01/26 (Call 03/01/26)	660	622,259
3.50%, 03/30/25 (Call 12/30/24)	737	710,759
UnitedHealth Group Inc. 3.70%, 05/15/27 (Call 04/15/27)	750	706,584
0.55%, 05/15/24 (Call 11/13/23)	1,103	1,075,395
1.15%, 05/15/26 (Call 04/15/26)	1,055	952,676
1.25%, 01/15/26	336	306,911
2.38%, 08/15/24(a)	844	824,825
2.95%, 10/15/27	970	882,548
3.10%, 03/15/26	1,009	957,954
3.38%, 04/15/27	465	433,775
3.45%, 01/15/27	710	667,225
3.50%, 02/15/24(a)	726	721,197
3.75%, 07/15/25	1,016	989,323
3.85%, 06/15/28	1,169	1,092,270
5.00%, 10/15/24	330	328,200
5.15%, 10/15/25	770	766,816
5.25%, 02/15/28 (Call 01/15/28)(a)	970	963,701
Universal Health Services Inc., 1.65%, 09/01/26 (Call 08/01/26)	740	652,694

		43,558,312

Holding Companies - Diversified — 0.8%
Ares Capital Corp. 2.15%, 07/15/26 (Call 06/15/26)	1,165	1,022,634
2.88%, 06/15/27 (Call 05/15/27)	410	355,017
2.88%, 06/15/28 (Call 04/15/28)	1,015	839,215
3.25%, 07/15/25 (Call 06/15/25)	370	346,632
3.88%, 01/15/26 (Call 12/15/25)	1,447	1,352,725
4.20%, 06/10/24 (Call 05/10/24)	934	919,057
4.25%, 03/01/25 (Call 01/01/25)	698	671,818
Blackstone Private Credit Fund 2.35%, 11/22/24	455	434,928
2.63%, 12/15/26 (Call 11/15/26)	780	667,377
2.70%, 01/15/25 (Call 11/15/24)	455	431,754

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Holding Companies - Diversified (continued)
3.25%, 03/15/27 (Call 02/15/27)	$865	$747,236
4.70%, 03/24/25(a)	785	761,320
7.05%, 09/29/25	724	721,016
Blackstone Secured Lending Fund 2.13%, 02/15/27 (Call 01/15/27)	450	380,041
2.75%, 09/16/26 (Call 08/19/26)	765	671,237
2.85%, 09/30/28 (Call 07/30/28)(a)	100	80,946
3.63%, 01/15/26 (Call 12/15/25)	925	854,565
Blue Owl Capital Corp. 2.63%, 01/15/27 (Call 12/15/26)	430	366,942
2.88%, 06/11/28 (Call 04/11/28)	715	582,474
3.40%, 07/15/26 (Call 06/15/26)	952	849,590
3.75%, 07/22/25 (Call 06/22/25)	454	424,209
4.25%, 01/15/26 (Call 12/15/25)	642	598,522
FS KKR Capital Corp. 1.65%, 10/12/24(a)	430	410,052
3.13%, 10/12/28 (Call 08/12/28)	500	402,224
3.25%, 07/15/27 (Call 06/15/27)(a)	305	261,579
3.40%, 01/15/26 (Call 12/15/25)	1,179	1,077,948
Golub Capital BDC Inc. 2.50%, 08/24/26 (Call 07/24/26)	675	590,631
3.38%, 04/15/24 (Call 03/15/24)	623	613,812

		17,435,501

Home Builders — 0.2%
DR Horton Inc. 1.30%, 10/15/26 (Call 09/15/26)	680	596,530
1.40%, 10/15/27 (Call 08/15/27)	40	33,687
2.50%, 10/15/24 (Call 09/15/24)	649	627,620
2.60%, 10/15/25 (Call 09/15/25)	638	598,398
Lennar Corp. 4.50%, 04/30/24 (Call 01/31/24)	650	645,210
4.75%, 05/30/25 (Call 02/28/25)	679	664,421
4.75%, 11/29/27 (Call 05/29/27)	750	713,419
PulteGroup Inc. 5.00%, 01/15/27 (Call 10/15/26)(a)	525	510,239
5.50%, 03/01/26 (Call 12/01/25)	610	603,032

		4,992,556

Home Furnishings — 0.0%
Leggett & Platt Inc., 3.50%, 11/15/27 (Call 08/15/27)	75	67,471

Household Products & Wares — 0.0%
Clorox Co. (The), 3.90%, 05/15/28 (Call 02/15/28)	475	437,078
Kimberly-Clark Corp., 1.05%, 09/15/27 (Call 07/15/27)	90	76,479

		513,557

Insurance — 1.3%
Allstate Corp. (The) 0.75%, 12/15/25 (Call 11/15/25)	737	663,683
3.28%, 12/15/26 (Call 09/15/26)	770	716,397
American International Group Inc. 2.50%, 06/30/25 (Call 05/30/25)	883	833,223
3.90%, 04/01/26 (Call 01/01/26)	735	700,720
Aon Global Ltd. 2.85%, 05/28/27 (Call 04/28/27)	1,310	1,184,958
3.50%, 06/14/24 (Call 03/14/24)	779	769,701
3.88%, 12/15/25 (Call 09/15/25)	810	775,829
Arch Capital Finance LLC, 4.01%, 12/15/26 (Call 09/15/26)	740	699,163

Security	Par (000)	Value

Insurance (continued)
Athene Holding Ltd., 4.13%, 01/12/28 (Call 10/12/27)(a)	$1,005	$909,009
Berkshire Hathaway Finance Corp., 2.30%, 03/15/27 (Call 02/15/27)	970	882,409
Berkshire Hathaway Inc., 3.13%, 03/15/26 (Call 12/15/25)	2,436	2,318,201
Brighthouse Financial Inc., 3.70%, 06/22/27 (Call 03/22/27)(a)	85	76,764
Brown & Brown Inc., 4.20%, 09/15/24 (Call 06/15/24)	681	668,874
Chubb INA Holdings Inc. 3.15%, 03/15/25	830	801,031
3.35%, 05/15/24	881	871,395
3.35%, 05/03/26 (Call 02/03/26)	1,310	1,241,005
CNA Financial Corp. 3.45%, 08/15/27 (Call 05/15/27)	230	210,605
3.95%, 05/15/24 (Call 02/15/24)	738	730,524
4.50%, 03/01/26 (Call 12/01/25)	515	498,422
CNO Financial Group Inc., 5.25%, 05/30/25 (Call 02/28/25)	489	479,218
Corebridge Financial Inc. 3.50%, 04/04/25 (Call 03/04/25)	460	442,024
3.65%, 04/05/27 (Call 03/05/27)	1,439	1,316,772
Equitable Holdings Inc., 4.35%, 04/20/28 (Call 01/20/28)	1,485	1,359,476
Fairfax Financial Holdings Ltd., 4.85%, 04/17/28 (Call 01/17/28)	170	160,404
Jackson Financial Inc., 1.13%, 11/22/23(a)	165	164,590
Lincoln National Corp., 3.80%, 03/01/28 (Call 12/01/27)(a)	75	66,889
Loews Corp., 3.75%, 04/01/26 (Call 01/01/26)	645	617,284
Manulife Financial Corp. 2.48%, 05/19/27 (Call 03/19/27)	790	706,684
4.15%, 03/04/26	930	894,010
Marsh & McLennan Companies Inc. 3.50%, 06/03/24 (Call 03/03/24)	782	771,602
3.50%, 03/10/25 (Call 12/10/24)	551	534,855
3.75%, 03/14/26 (Call 12/14/25)	708	677,241
3.88%, 03/15/24 (Call 02/15/24)(a)	930	922,860
MetLife Inc. 3.00%, 03/01/25	521	501,185
3.60%, 11/13/25 (Call 08/13/25)	654	627,761
Old Republic International Corp., 3.88%, 08/26/26 (Call 07/26/26)	394	371,249
Pricoa Global Funding I, 5.10%, 05/30/28(d)	515	500,592
Progressive Corp. (The) 2.45%, 01/15/27	350	317,251
2.50%, 03/15/27 (Call 02/15/27)	830	749,451
Prudential Financial Inc., 1.50%, 03/10/26 (Call 02/10/26)	725	655,429
Trinity Acquisition PLC, 4.40%, 03/15/26 (Call 12/15/25)	555	531,009
Willis North America Inc. 3.60%, 05/15/24 (Call 03/15/24)	256	253,068
4.50%, 09/15/28 (Call 06/15/28)(a)	10	9,295
4.65%, 06/15/27 (Call 05/15/27)	925	880,509

		30,062,621

Internet — 1.8%
Alphabet Inc. 0.45%, 08/15/25 (Call 07/15/25)	1,099	1,011,674
0.80%, 08/15/27 (Call 06/15/27)(a)	420	359,476

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
2.00%, 08/15/26 (Call 05/15/26)	$1,950	$1,792,551
3.38%, 02/25/24	648	643,891
Amazon.com Inc. 0.45%, 05/12/24	1,658	1,614,347
0.80%, 06/03/25 (Call 05/03/25)	1,511	1,407,126
1.00%, 05/12/26 (Call 04/12/26)	2,520	2,267,691
1.20%, 06/03/27 (Call 04/03/27)	1,220	1,057,432
1.65%, 05/12/28 (Call 03/12/28)	1,965	1,677,366
2.73%, 04/13/24	825	814,220
2.80%, 08/22/24 (Call 06/22/24)	1,190	1,164,349
3.00%, 04/13/25	700	676,766
3.15%, 08/22/27 (Call 05/22/27)	3,375	3,123,292
3.30%, 04/13/27 (Call 03/13/27)	2,125	1,990,597
3.80%, 12/05/24 (Call 09/05/24)	533	523,678
4.55%, 12/01/27 (Call 11/01/27)	1,785	1,736,395
4.60%, 12/01/25	1,200	1,183,629
4.70%, 11/29/24	855	849,149
5.20%, 12/03/25 (Call 09/03/25)	857	855,435
Booking Holdings Inc. 3.55%, 03/15/28 (Call 12/15/27)	380	351,282
3.60%, 06/01/26 (Call 03/01/26)(a)	1,132	1,077,548
3.65%, 03/15/25 (Call 12/15/24)	692	673,617
eBay Inc. 1.40%, 05/10/26 (Call 04/10/26)	945	847,720
1.90%, 03/11/25 (Call 02/11/25)	998	945,791
3.45%, 08/01/24 (Call 05/01/24)(a)	753	739,364
3.60%, 06/05/27 (Call 03/05/27)	415	383,501
Expedia Group Inc. 3.80%, 02/15/28 (Call 11/15/27)	840	760,604
4.63%, 08/01/27 (Call 05/01/27)	785	742,284
5.00%, 02/15/26 (Call 11/15/25)	902	880,576
Meta Platforms Inc. 3.50%, 08/15/27 (Call 07/15/27)	2,840	2,670,830
4.60%, 05/15/28 (Call 04/15/28)	1,220	1,182,626
Netflix Inc. 4.38%, 11/15/26	820	788,569
4.88%, 04/15/28	1,460	1,406,966
5.88%, 02/15/25	970	970,157
VeriSign Inc. 4.75%, 07/15/27 (Call 12/01/23)(a)	445	424,226
5.25%, 04/01/25 (Call 01/01/25)	620	612,783

		40,207,508

Iron & Steel — 0.1%
ArcelorMittal SA, 6.55%, 11/29/27 (Call 10/29/27)	1,100	1,105,335
Nucor Corp. 2.00%, 06/01/25 (Call 05/01/25)	550	517,714
3.95%, 05/23/25	535	519,296
4.30%, 05/23/27 (Call 04/23/27)(a)	690	659,028

		2,801,373

Lodging — 0.3%
Hyatt Hotels Corp. 1.80%, 10/01/24 (Call 11/16/23)	850	816,935
5.75%, 01/30/27 (Call 12/30/26)	400	394,822
Marriott International Inc./MD 3.60%, 04/15/24 (Call 03/15/24)(a)	547	542,055
5.00%, 10/15/27 (Call 09/15/27)	645	621,814
5.55%, 10/15/28 (Call 09/15/28)	475	462,973
Series EE, 5.75%, 05/01/25 (Call 04/01/25)	753	750,023
Series R, 3.13%, 06/15/26 (Call 03/15/26)	825	769,417

Security	Par (000)	Value

Lodging (continued)
Sands China Ltd. 4.30%, 01/08/26 (Call 12/08/25)	$1,025	$951,635
5.38%, 08/08/25 (Call 06/08/25)	320	309,117
5.65%, 08/08/28 (Call 05/08/28)	1,045	966,364

		6,585,155

Machinery — 2.0%
Caterpillar Financial Services Corp. 0.45%, 05/17/24	1,384	1,345,236
0.60%, 09/13/24(a)	400	383,137
0.80%, 11/13/25	1,026	934,561
0.90%, 03/02/26	840	757,886
1.10%, 09/14/27	170	144,870
1.15%, 09/14/26	608	540,157
1.45%, 05/15/25	734	690,741
1.70%, 01/08/27(a)	755	674,240
2.15%, 11/08/24	820	791,722
2.85%, 05/17/24	340	334,836
3.25%, 12/01/24	701	683,859
3.40%, 05/13/25(a)	790	765,401
3.60%, 08/12/27	860	806,449
3.65%, 08/12/25	875	847,282
3.75%, 11/24/23	330	329,593
4.35%, 05/15/26	715	697,297
4.80%, 01/06/26	920	907,205
4.90%, 01/17/25(a)	840	834,908
5.15%, 08/11/25	525	522,085
5.40%, 03/10/25	745	745,866
Caterpillar Inc., 3.40%, 05/15/24 (Call 02/15/24)(a)	1,503	1,484,363
CNH Industrial Capital LLC 1.45%, 07/15/26 (Call 06/15/26)	635	565,469
1.88%, 01/15/26 (Call 12/15/25)	535	490,895
3.95%, 05/23/25	670	649,109
4.20%, 01/15/24(a)	499	497,309
4.55%, 04/10/28 (Call 03/10/28)	595	559,184
CNH Industrial NV, 3.85%, 11/15/27 (Call 08/15/27)	80	73,735
Deere & Co., 2.75%, 04/15/25 (Call 03/15/25)	955	918,102
John Deere Capital Corp. 0.45%, 01/17/24	620	613,306
0.45%, 06/07/24	710	689,301
0.63%, 09/10/24(a)	505	483,881
0.70%, 01/15/26	935	842,999
0.90%, 01/10/24	450	446,139
1.05%, 06/17/26	1,010	903,448
1.25%, 01/10/25(a)	985	935,937
1.70%, 01/11/27	1,080	960,124
1.75%, 03/09/27	290	256,921
2.05%, 01/09/25	649	622,565
2.35%, 03/08/27(a)	995	899,073
2.60%, 03/07/24(a)	529	523,283
2.65%, 06/24/24	642	629,566
2.65%, 06/10/26	415	388,198
2.80%, 09/08/27	45	40,899
3.35%, 06/12/24	715	706,482
3.40%, 06/06/25	540	522,909
3.45%, 03/13/25	201	195,804
4.05%, 09/08/25	850	829,914
4.15%, 09/15/27(a)	820	784,637
4.55%, 10/11/24	630	624,047
4.75%, 06/08/26	635	625,518
4.75%, 01/20/28	510	495,418

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery (continued)
4.80%, 01/09/26	$600	$591,886
4.90%, 03/03/28	1,080	1,058,716
4.95%, 06/06/25(a)	345	342,477
4.95%, 07/14/28	1,380	1,346,851
5.05%, 03/03/26	700	693,641
5.15%, 03/03/25	20	19,897
nVent Finance Sarl, 4.55%, 04/15/28 (Call 01/15/28)	460	426,951
Otis Worldwide Corp. 2.06%, 04/05/25 (Call 03/05/25)	1,445	1,369,391
2.29%, 04/05/27 (Call 02/05/27)(a)	535	476,489
5.25%, 08/16/28 (Call 07/16/28)	675	656,806
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/25 (Call 05/15/25)	611	578,979
3.45%, 11/15/26 (Call 08/15/26)	910	843,884
4.15%, 03/15/24 (Call 02/15/24)(a)	794	787,211
4.70%, 09/15/28 (Call 06/15/28)	1,000	933,049
Xylem Inc./NY 1.95%, 01/30/28 (Call 11/30/27)	145	123,848
3.25%, 11/01/26 (Call 08/01/26)	630	586,582

		43,832,524

Machinery - Diversified — 0.0%
Ingersoll Rand Inc., 5.40%, 08/14/28 (Call 07/14/28)	555	540,485
John Deere Capital Corp., 5.15%, 09/08/26(a)	205	204,043

		744,528

Manufacturing — 0.4%
3M Co. 2.00%, 02/14/25 (Call 01/14/25)	779	740,180
2.25%, 09/19/26 (Call 06/19/26)(a)	795	719,817
2.65%, 04/15/25 (Call 03/15/25)(a)	488	465,100
2.88%, 10/15/27 (Call 07/15/27)(a)	220	198,270
3.00%, 08/07/25(a)	565	538,451
3.25%, 02/14/24 (Call 01/14/24)	579	573,984
3.63%, 09/14/28 (Call 06/14/28)(a)	500	451,757
Carlisle Companies Inc., 3.75%, 12/01/27 (Call 09/01/27)(a)	55	50,625
Eaton Corp. 3.10%, 09/15/27 (Call 06/15/27)	200	183,403
4.35%, 05/18/28 (Call 04/18/28)	445	424,161
Illinois Tool Works Inc. 2.65%, 11/15/26 (Call 08/15/26)	757	698,449
3.50%, 03/01/24 (Call 12/01/23)	444	439,811
Parker-Hannifin Corp. 2.70%, 06/14/24 (Call 05/14/24)	698	684,156
3.25%, 03/01/27 (Call 12/01/26)	380	352,036
3.30%, 11/21/24 (Call 08/21/24)	729	709,633
3.65%, 06/15/24	1,489	1,466,717
4.25%, 09/15/27 (Call 08/15/27)	685	649,785
Teledyne Technologies Inc., 2.25%, 04/01/28 (Call 02/01/28)	500	426,948

		9,773,283

Media — 1.7%
Charter Communications Operating LLC/Charter Communications Operating Capital 3.75%, 02/15/28 (Call 11/15/27)	910	812,067
4.20%, 03/15/28 (Call 12/15/27)	1,160	1,056,124
4.50%, 02/01/24 (Call 01/01/24)	781	778,058
4.91%, 07/23/25 (Call 04/23/25)	4,191	4,099,327

Security	Par (000)	Value

Media (continued)
Comcast Corp. 2.35%, 01/15/27 (Call 10/15/26)	$1,299	$1,174,045
3.15%, 03/01/26 (Call 12/01/25)(a)	2,175	2,062,266
3.15%, 02/15/28 (Call 11/15/27)	1,825	1,654,090
3.30%, 02/01/27 (Call 11/01/26)	2,210	2,054,788
3.30%, 04/01/27 (Call 02/01/27)	370	342,521
3.38%, 08/15/25 (Call 05/15/25)	712	685,201
3.55%, 05/01/28 (Call 02/01/28)(a)	25	22,925
3.70%, 04/15/24 (Call 03/15/24)	15	14,890
3.95%, 10/15/25 (Call 08/15/25)	975	945,567
4.15%, 10/15/28 (Call 07/15/28)	5,000	4,663,852
5.25%, 11/07/25	620	616,562
5.35%, 11/15/27 (Call 10/15/27)	925	914,549
Discovery Communications LLC 3.95%, 03/20/28 (Call 12/20/27)	1,580	1,427,139
4.90%, 03/11/26 (Call 12/11/25)(a)	735	716,202
FactSet Research Systems Inc., 2.90%, 03/01/27 (Call 02/01/27)(a)	590	535,379
Fox Corp. 3.05%, 04/07/25 (Call 03/07/25)	744	714,287
4.03%, 01/25/24 (Call 12/25/23)	892	888,150
Paramount Global 2.90%, 01/15/27 (Call 10/15/26)	897	787,695
3.38%, 02/15/28 (Call 11/15/27)(a)	70	59,917
3.70%, 06/01/28 (Call 03/01/28)	130	112,009
4.00%, 01/15/26 (Call 10/15/25)(a)	826	784,279
4.75%, 05/15/25 (Call 04/15/25)	673	657,633
Thomson Reuters Corp. 3.35%, 05/15/26 (Call 02/15/26)	635	596,703
4.30%, 11/23/23	216	215,777
TWDC Enterprises 18 Corp. 1.85%, 07/30/26	1,031	938,640
2.95%, 06/15/27	180	166,124
3.00%, 02/13/26	1,034	976,484
3.15%, 09/17/25	845	809,013
Walt Disney Co. (The) 1.75%, 08/30/24 (Call 07/30/24)	1,489	1,440,197
1.75%, 01/13/26	1,473	1,359,659
2.20%, 01/13/28(a)	105	92,301
3.35%, 03/24/25	1,759	1,704,228
3.70%, 09/15/24 (Call 06/15/24)(a)	611	599,927
3.70%, 10/15/25 (Call 07/15/25)	686	663,326
3.70%, 03/23/27	715	677,291

		38,819,192

Metal Fabricate & Hardware — 0.0%
Precision Castparts Corp., 3.25%, 06/15/25 (Call 03/15/25)	1,088	1,050,035

Mining — 0.3%
BHP Billiton Finance USA Ltd. 4.75%, 02/28/28 (Call 01/28/28)	790	762,756
4.88%, 02/27/26	710	698,741
5.10%, 09/08/28 (Call 08/08/28)	1,135	1,105,743
5.25%, 09/08/26	1,085	1,075,123
Freeport-McMoRan Inc. 4.13%, 03/01/28 (Call 12/01/23)	690	624,934
4.38%, 08/01/28 (Call 12/01/23)	530	480,088
4.55%, 11/14/24 (Call 08/14/24)	930	913,827
5.00%, 09/01/27 (Call 12/01/23)(a)	290	275,141
Kinross Gold Corp., 4.50%, 07/15/27 (Call 04/15/27)	110	103,758

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mining (continued)
Rio Tinto Finance USA Ltd., 7.13%, 07/15/28	$1,215	$1,287,361

		7,327,472

Office & Business Equipment — 0.1%
CDW LLC/CDW Finance Corp. 2.67%, 12/01/26 (Call 11/01/26)	985	883,025
4.13%, 05/01/25 (Call 12/01/23)	525	506,577
4.25%, 04/01/28 (Call 12/01/23)	500	454,930
5.50%, 12/01/24 (Call 06/01/24)	715	707,429

		2,551,961

Oil & Gas — 2.4%
BP Capital Markets America Inc. 3.02%, 01/16/27 (Call 10/16/26)	835	771,547
3.12%, 05/04/26 (Call 02/04/26)	967	912,550
3.41%, 02/11/26 (Call 12/11/25)	990	944,078
3.54%, 04/06/27 (Call 02/06/27)	510	477,802
3.59%, 04/14/27 (Call 01/14/27)(a)	630	589,791
3.80%, 09/21/25 (Call 07/21/25)(a)	1,010	980,895
3.94%, 09/21/28 (Call 06/21/28)	1,465	1,361,070
BP Capital Markets PLC, 3.28%, 09/19/27 (Call 06/19/27)	770	710,152
Canadian Natural Resources Ltd. 2.05%, 07/15/25 (Call 06/15/25)	612	571,580
3.80%, 04/15/24 (Call 01/15/24)(a)	330	326,510
3.85%, 06/01/27 (Call 03/01/27)	995	923,409
3.90%, 02/01/25 (Call 11/01/24)	763	742,737
Chevron Corp. 1.55%, 05/11/25 (Call 04/11/25)	1,164	1,098,387
2.00%, 05/11/27 (Call 03/11/27)	1,400	1,250,956
2.90%, 03/03/24 (Call 01/03/24)	1,001	991,318
2.95%, 05/16/26 (Call 02/16/26)	2,270	2,146,581
3.33%, 11/17/25 (Call 08/17/25)	634	609,014
Chevron USA Inc. 0.69%, 08/12/25 (Call 07/12/25)	1,008	928,747
1.02%, 08/12/27 (Call 06/12/27)	90	77,061
3.85%, 01/15/28 (Call 10/15/27)	75	71,021
3.90%, 11/15/24 (Call 08/15/24)	542	532,552
Continental Resources Inc./OK 3.80%, 06/01/24 (Call 03/01/24)(a)	815	803,969
4.38%, 01/15/28 (Call 10/15/27)	210	193,417
Diamondback Energy Inc., 3.25%, 12/01/26 (Call 10/01/26)(a)	645	601,159
EOG Resources Inc. 3.15%, 04/01/25 (Call 01/01/25)	760	732,848
4.15%, 01/15/26 (Call 10/15/25)	865	838,038
EQT Corp. 3.90%, 10/01/27 (Call 07/01/27)	1,360	1,251,202
5.70%, 04/01/28 (Call 03/01/28)	5	4,869
6.13%, 02/01/25 (Call 01/01/25)(a)	605	603,635
Equinor ASA 1.75%, 01/22/26 (Call 12/22/25)	290	267,646
2.65%, 01/15/24(a)	501	497,730
2.88%, 04/06/25 (Call 03/06/25)	704	678,431
3.00%, 04/06/27 (Call 02/06/27)	250	230,810
3.25%, 11/10/24	220	214,506
3.70%, 03/01/24(a)	722	717,899
Exxon Mobil Corp. 2.02%, 08/16/24 (Call 07/16/24)(a)	1,138	1,109,491
2.28%, 08/16/26 (Call 06/16/26)	950	877,930
2.71%, 03/06/25 (Call 12/06/24)	1,380	1,331,115
2.99%, 03/19/25 (Call 02/19/25)	838	810,611

Security	Par (000)	Value

Oil & Gas (continued)
3.04%, 03/01/26 (Call 12/01/25)	$2,400	$2,280,969
3.18%, 03/15/24 (Call 12/15/23)	766	759,500
3.29%, 03/19/27 (Call 01/19/27)	870	817,370
Hess Corp., 4.30%, 04/01/27 (Call 01/01/27)	872	834,505
Marathon Oil Corp., 4.40%, 07/15/27 (Call 04/15/27)	880	824,905
Marathon Petroleum Corp. 3.63%, 09/15/24 (Call 06/15/24)	961	941,189
4.70%, 05/01/25 (Call 04/01/25)	1,396	1,366,708
5.13%, 12/15/26 (Call 09/15/26)	610	596,741
Occidental Petroleum Corp. 2.90%, 08/15/24 (Call 07/15/24)	47	45,811
5.55%, 03/15/26 (Call 12/15/25)	20	19,741
5.88%, 09/01/25 (Call 06/01/25)	55	54,809
6.38%, 09/01/28 (Call 03/01/28)(a)	515	518,342
8.50%, 07/15/27 (Call 01/15/27)(a)	440	468,614
Ovintiv Inc. 5.38%, 01/01/26 (Call 10/01/25)	840	826,289
5.65%, 05/15/25	595	591,688
5.65%, 05/15/28 (Call 04/15/28)	635	616,946
Phillips 66 0.90%, 02/15/24 (Call 11/16/23)	803	791,862
1.30%, 02/15/26 (Call 01/15/26)	680	614,517
3.85%, 04/09/25 (Call 03/09/25)	936	909,566
3.90%, 03/15/28 (Call 12/15/27)	850	788,089
Phillips 66 Co., 4.95%, 12/01/27 (Call 11/01/27)	485	471,146
Pioneer Natural Resources Co. 1.13%, 01/15/26 (Call 12/15/25)	880	797,155
5.10%, 03/29/26	415	410,040
Shell International Finance BV 2.00%, 11/07/24 (Call 10/07/24)(a)	1,408	1,358,728
2.50%, 09/12/26(a)	1,155	1,069,693
2.88%, 05/10/26	1,780	1,676,501
3.25%, 05/11/25	1,280	1,239,037
TotalEnergies Capital International SA 2.43%, 01/10/25 (Call 10/10/24)	1,004	967,700
3.75%, 04/10/24(a)	804	797,875
Valero Energy Corp. 2.15%, 09/15/27 (Call 07/15/27)(a)	150	131,002
4.35%, 06/01/28 (Call 03/01/28)(a)	500	465,856

		52,835,958

Oil & Gas Services — 0.1%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor Inc.
1.23%, 12/15/23	310	308,322
2.06%, 12/15/26 (Call 11/15/26)	460	412,301
3.34%, 12/15/27 (Call 09/15/27)	120	109,295
Schlumberger Finance Canada Ltd., 1.40%, 09/17/25 (Call 08/17/25)	835	774,029
Schlumberger Investment SA, 4.50%, 05/15/28 (Call 04/15/28)	445	426,067

		2,030,014

Packaging & Containers — 0.2%
Amcor Finance USA Inc., 3.63%, 04/28/26 (Call 01/28/26)	695	655,044
Amcor Flexibles North America Inc., 4.00%, 05/17/25 (Call 04/17/25)	681	660,043
Berry Global Inc. 1.57%, 01/15/26 (Call 12/15/25)	900	813,204
5.50%, 04/15/28 (Call 03/15/28)(a)(d)	460	440,283

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Packaging & Containers (continued)
Packaging Corp. of America, 3.40%, 12/15/27 (Call 09/15/27)(a)	$25	$22,904
WRKCo Inc. 3.00%, 09/15/24 (Call 07/15/24)	15	14,626
3.38%, 09/15/27 (Call 06/15/27)	15	13,598
3.75%, 03/15/25 (Call 01/15/25)	932	903,864
3.90%, 06/01/28 (Call 03/01/28)	80	72,694
4.00%, 03/15/28 (Call 12/15/27)	750	689,538
4.65%, 03/15/26 (Call 01/15/26)	885	857,406

		5,143,204

Pharmaceuticals — 4.9%
AbbVie Inc. 2.60%, 11/21/24 (Call 10/21/24)	1,930	1,865,262
2.95%, 11/21/26 (Call 09/21/26)(a)	3,645	3,375,782
3.20%, 05/14/26 (Call 02/14/26)	2,060	1,942,106
3.60%, 05/14/25 (Call 02/14/25)	1,715	1,658,684
3.75%, 11/14/23	300	299,780
3.80%, 03/15/25 (Call 12/15/24)	2,190	2,131,866
3.85%, 06/15/24 (Call 03/15/24)	973	962,476
AmerisourceBergen Corp., 3.40%, 05/15/24 (Call 02/15/24)	589	582,220
Astrazeneca Finance LLC 0.70%, 05/28/24 (Call 11/13/23)	1,595	1,549,851
1.20%, 05/28/26 (Call 04/28/26)	1,652	1,486,036
1.75%, 05/28/28 (Call 03/28/28)	965	821,128
4.88%, 03/03/28 (Call 02/03/28)	1,120	1,093,635
AstraZeneca PLC 0.70%, 04/08/26 (Call 03/08/26)	395	353,282
3.13%, 06/12/27 (Call 03/12/27)	335	309,876
3.38%, 11/16/25	2,007	1,926,078
Becton Dickinson and Co. 3.36%, 06/06/24 (Call 04/06/24)	1,060	1,043,900
3.70%, 06/06/27 (Call 03/06/27)	1,670	1,554,795
3.73%, 12/15/24 (Call 09/15/24)	1,040	1,013,348
4.69%, 02/13/28 (Call 01/13/28)	740	708,396
Bristol-Myers Squibb Co. 0.54%, 11/13/23	221	220,654
0.75%, 11/13/25 (Call 10/13/25)	1,400	1,273,900
1.13%, 11/13/27 (Call 09/13/27)	190	161,449
2.90%, 07/26/24 (Call 06/26/24)	1,883	1,848,612
3.20%, 06/15/26 (Call 04/15/26)	284	269,310
3.25%, 11/01/23	380	380,000
3.25%, 02/27/27	400	374,864
3.45%, 11/15/27 (Call 08/15/27)	795	738,888
3.88%, 08/15/25 (Call 05/15/25)	30	29,092
3.90%, 02/20/28 (Call 11/20/27)	1,610	1,514,375
Cardinal Health Inc. 3.08%, 06/15/24 (Call 04/15/24)	320	314,918
3.41%, 06/15/27 (Call 03/15/27)	630	577,363
3.75%, 09/15/25 (Call 06/15/25)	570	547,624
Cencora Inc. 3.25%, 03/01/25 (Call 12/01/24)	730	706,609
3.45%, 12/15/27 (Call 09/15/27)(a)	50	46,063
Cigna Group (The) 0.61%, 03/15/24 (Call 11/13/23)	288	282,737
1.25%, 03/15/26 (Call 02/15/26)	788	709,309
3.05%, 10/15/27 (Call 07/15/27)	215	194,287
3.25%, 04/15/25 (Call 01/15/25)	858	827,226
3.40%, 03/01/27 (Call 12/01/26)	1,350	1,251,610
3.50%, 06/15/24 (Call 03/17/24)	768	757,786
4.13%, 11/15/25 (Call 09/15/25)	1,950	1,887,528

Security	Par (000)	Value

Pharmaceuticals (continued)
4.38%, 10/15/28 (Call 07/15/28)	$4,135	$3,863,285
4.50%, 02/25/26 (Call 11/27/25)	1,161	1,127,336
5.69%, 03/15/26 (Call 03/15/24)	710	706,856
CVS Health Corp. 1.30%, 08/21/27 (Call 06/21/27)	2,160	1,822,367
2.63%, 08/15/24 (Call 07/15/24)	976	949,727
2.88%, 06/01/26 (Call 03/01/26)	1,674	1,556,085
3.00%, 08/15/26 (Call 06/15/26)	670	621,104
3.38%, 08/12/24 (Call 05/12/24)	648	634,907
3.63%, 04/01/27 (Call 02/01/27)	895	831,221
3.88%, 07/20/25 (Call 04/20/25)	2,527	2,443,299
4.10%, 03/25/25 (Call 01/25/25)	972	951,514
4.30%, 03/25/28 (Call 12/25/27)	5,710	5,350,224
5.00%, 02/20/26 (Call 01/20/26)	1,495	1,467,208
Eli Lilly & Co. 2.75%, 06/01/25 (Call 03/01/25)	942	904,402
5.00%, 02/27/26 (Call 02/27/24)(a)	710	708,399
GlaxoSmithKline Capital Inc. 3.63%, 05/15/25	968	941,956
3.88%, 05/15/28(a)	1,645	1,541,572
GlaxoSmithKline Capital PLC, 3.00%, 06/01/24 (Call 05/01/24)(a)	699	689,527
Johnson & Johnson 0.55%, 09/01/25 (Call 08/01/25)(a)	902	828,563
0.95%, 09/01/27 (Call 07/01/27)(a)	725	620,689
2.45%, 03/01/26 (Call 12/01/25)	1,945	1,826,063
2.63%, 01/15/25 (Call 11/15/24)	731	708,264
2.90%, 01/15/28 (Call 10/15/27)(a)	1,365	1,249,331
2.95%, 03/03/27 (Call 12/03/26)	1,165	1,086,003
3.38%, 12/05/23	290	289,363
McKesson Corp. 0.90%, 12/03/25 (Call 11/03/25)(a)	695	629,870
1.30%, 08/15/26 (Call 07/15/26)	645	572,079
5.25%, 02/15/26 (Call 02/15/24)	15	14,807
Mead Johnson Nutrition Co., 4.13%, 11/15/25 (Call 08/15/25)	879	852,424
Merck & Co. Inc. 0.75%, 02/24/26 (Call 01/24/26)(a)	1,144	1,031,087
1.70%, 06/10/27 (Call 05/10/27)	1,485	1,309,020
2.75%, 02/10/25 (Call 11/10/24)	875	846,206
2.90%, 03/07/24 (Call 02/07/24)	672	665,460
4.05%, 05/17/28 (Call 04/17/28)(a)	455	433,479
Mylan Inc. 4.20%, 11/29/23 (Call 11/16/23)	377	376,501
4.55%, 04/15/28 (Call 01/15/28)(a)	690	627,780
Novartis Capital Corp. 1.75%, 02/14/25 (Call 01/14/25)	1,116	1,065,877
2.00%, 02/14/27 (Call 12/14/26)	535	481,432
3.00%, 11/20/25 (Call 08/20/25)	1,778	1,694,862
3.10%, 05/17/27 (Call 02/17/27)	925	859,395
3.40%, 05/06/24(a)	1,462	1,445,668
Pfizer Inc. 0.80%, 05/28/25 (Call 04/28/25)	829	770,820
2.75%, 06/03/26	848	794,173
2.95%, 03/15/24 (Call 02/15/24)	806	798,787
3.00%, 12/15/26	1,380	1,286,388
3.40%, 05/15/24	1,042	1,031,057
3.60%, 09/15/28 (Call 06/15/28)(a)	1,020	942,669
Pfizer Investment Enterprises Pte Ltd. 4.45%, 05/19/26 (Call 04/19/26)	1,415	1,381,521
4.45%, 05/19/28 (Call 04/19/28)	3,905	3,734,122

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Pfizer Investment Enterprises Pte. Ltd., 4.65%, 05/19/25	$2,710	$2,675,704
Sanofi, 3.63%, 06/19/28 (Call 03/19/28)(a)	895	836,743
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/26 (Call 06/23/26)	2,900	2,700,793
Takeda Pharmaceutical Co. Ltd., 4.40%, 11/26/23	396	395,655
Utah Acquisition Sub Inc., 3.95%, 06/15/26 (Call 03/15/26)	2,140	2,004,472
Viatris Inc. 1.65%, 06/22/25 (Call 05/22/25)	818	756,541
2.30%, 06/22/27 (Call 04/22/27)	750	643,341
Wyeth LLC, 6.45%, 02/01/24(a)	458	458,853
Zoetis Inc. 3.00%, 09/12/27 (Call 06/12/27)(a)	290	263,587
3.90%, 08/20/28 (Call 05/20/28)	144	133,748
4.50%, 11/13/25 (Call 08/13/25)	1,145	1,116,978
5.40%, 11/14/25 (Call 10/14/25)	270	268,000

		109,211,869

Pipelines — 3.2%
Boardwalk Pipelines LP 4.45%, 07/15/27 (Call 04/15/27)	210	196,803
4.95%, 12/15/24 (Call 09/15/24)	883	869,316
5.95%, 06/01/26 (Call 03/01/26)	630	622,174
Cheniere Corpus Christi Holdings LLC 5.13%, 06/30/27 (Call 01/01/27)	1,265	1,221,023
5.88%, 03/31/25 (Call 10/02/24)(a)	1,652	1,643,722
Cheniere Energy Inc., 4.63%, 10/15/28 (Call 11/13/23)	1,655	1,512,538
Columbia Pipeline Group Inc., 4.50%, 06/01/25 (Call 03/01/25)	1,169	1,140,485
DCP Midstream Operating LP 5.38%, 07/15/25 (Call 04/15/25)	765	755,828
5.63%, 07/15/27 (Call 04/15/27)	440	431,856
Enbridge Energy Partners LP, 5.88%, 10/15/25 (Call 07/15/25)	544	542,765
Enbridge Inc. 1.60%, 10/04/26 (Call 09/04/26)	553	490,686
2.50%, 01/15/25 (Call 12/15/24)	597	572,683
2.50%, 02/14/25	525	502,114
3.50%, 06/10/24 (Call 03/10/24)(a)	700	689,472
3.70%, 07/15/27 (Call 04/15/27)	120	110,767
4.25%, 12/01/26 (Call 09/01/26)	760	721,983
5.97%, 03/08/26 (Call 03/08/24)(a)	665	660,173
Energy Transfer LP 2.90%, 05/15/25 (Call 04/15/25)	1,038	987,534
3.90%, 05/15/24 (Call 02/15/24)	615	607,419
3.90%, 07/15/26 (Call 04/15/26)	590	557,742
4.00%, 10/01/27 (Call 07/01/27)	60	55,251
4.05%, 03/15/25 (Call 12/15/24)	1,036	1,007,111
4.20%, 04/15/27 (Call 01/15/27)	555	519,899
4.25%, 04/01/24 (Call 01/01/24)	636	631,889
4.40%, 03/15/27 (Call 12/15/26)	670	630,411
4.50%, 04/15/24 (Call 03/15/24)	806	799,631
4.75%, 01/15/26 (Call 10/15/25)	988	959,181
4.95%, 05/15/28 (Call 02/15/28)(a)	860	813,662
4.95%, 06/15/28 (Call 03/15/28)	1,025	968,834
5.50%, 06/01/27 (Call 03/01/27)	900	877,565
5.55%, 02/15/28 (Call 01/15/28)	1,090	1,057,966
5.88%, 01/15/24 (Call 11/16/23)	645	644,410
6.05%, 12/01/26 (Call 11/01/26)	675	673,998
6.10%, 12/01/28 (Call 11/01/28)	165	162,937

Security	Par (000)	Value

Pipelines (continued)
Energy Transfer LP/Regency Energy Finance Corp., 4.50%, 11/01/23	$669	$669,000
Enterprise Products Operating LLC 3.70%, 02/15/26 (Call 11/15/25)	920	879,985
3.75%, 02/15/25 (Call 11/15/24)	403	392,303
3.90%, 02/15/24 (Call 12/01/23)	920	914,396
3.95%, 02/15/27 (Call 11/15/26)	490	463,662
4.15%, 10/16/28 (Call 07/16/28)	1,000	929,293
5.05%, 01/10/26	790	778,083
Kinder Morgan Energy Partners LP 4.15%, 02/01/24 (Call 12/14/23)	780	775,809
4.25%, 09/01/24 (Call 06/01/24)	768	756,989
4.30%, 05/01/24 (Call 02/01/24)	661	655,198
Kinder Morgan Inc. 1.75%, 11/15/26 (Call 10/15/26)	415	367,801
4.30%, 06/01/25 (Call 03/01/25)(a)	1,630	1,586,390
4.30%, 03/01/28 (Call 12/01/27)	1,000	929,917
Magellan Midstream Partners LP, 5.00%, 03/01/26 (Call 12/01/25)(a)	777	758,932
MPLX LP 1.75%, 03/01/26 (Call 02/01/26)	1,540	1,397,411
4.00%, 02/15/25 (Call 11/15/24)	483	470,165
4.00%, 03/15/28 (Call 12/15/27)	1,145	1,049,061
4.13%, 03/01/27 (Call 12/01/26)	1,135	1,066,490
4.25%, 12/01/27 (Call 09/01/27)	25	23,265
4.88%, 12/01/24 (Call 09/01/24)	1,092	1,077,733
4.88%, 06/01/25 (Call 03/01/25)	1,227	1,202,940
ONEOK Inc. 2.75%, 09/01/24 (Call 08/01/24)	611	593,727
4.00%, 07/13/27 (Call 04/13/27)	155	144,238
4.55%, 07/15/28 (Call 04/15/28)	680	634,252
4.90%, 03/15/25 (Call 12/15/24)	787	773,182
5.55%, 11/01/26 (Call 10/01/26)	880	869,255
5.65%, 11/01/28 (Call 10/01/28)	950	926,988
5.85%, 01/15/26 (Call 12/15/25)	740	739,039
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24 (Call 08/01/24)	970	945,520
4.50%, 12/15/26 (Call 09/15/26)	660	628,960
4.65%, 10/15/25 (Call 07/15/25)	999	968,152
Sabine Pass Liquefaction LLC 4.20%, 03/15/28 (Call 09/15/27)	1,045	962,025
5.00%, 03/15/27 (Call 09/15/26)	1,265	1,217,866
5.63%, 03/01/25 (Call 12/01/24)	1,935	1,922,239
5.75%, 05/15/24 (Call 02/15/24)(a)	521	519,988
5.88%, 06/30/26 (Call 12/31/25)	1,307	1,292,263
Spectra Energy Partners LP 3.38%, 10/15/26 (Call 07/15/26)	595	553,845
3.50%, 03/15/25 (Call 12/15/24)	482	465,443
4.75%, 03/15/24 (Call 12/15/23)	1,032	1,027,101
Targa Resources Corp. 5.00%, 01/15/28 (Call 12/01/23)	215	202,900
5.20%, 07/01/27 (Call 06/01/27)	710	687,164
6.50%, 07/15/27 (Call 12/01/23)	610	602,924
TransCanada PipeLines Ltd. 1.00%, 10/12/24 (Call 09/12/24)	1,380	1,316,284
4.25%, 05/15/28 (Call 02/15/28)	1,250	1,155,218
4.88%, 01/15/26 (Call 10/15/25)	871	850,505
6.20%, 03/09/26 (Call 03/09/24)	910	905,244
Transcontinental Gas Pipe Line Co. LLC, 7.85%, 02/01/26 (Call 11/01/25)	1,037	1,070,310

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
Valero Energy Partners LP, 4.50%, 03/15/28 (Call 12/15/27)	$515	$484,792
Western Midstream Operating LP, 3.10%, 02/01/25 (Call 01/01/25)	980	942,136
Williams Companies Inc. (The) 3.75%, 06/15/27 (Call 03/15/27)	1,120	1,035,056
3.90%, 01/15/25 (Call 10/15/24)	935	910,450
4.00%, 09/15/25 (Call 06/15/25)	817	786,182
4.30%, 03/04/24 (Call 12/04/23)(a)	478	475,781
4.50%, 11/15/23	527	526,763
4.55%, 06/24/24 (Call 03/24/24)	1,087	1,075,763
5.30%, 08/15/28 (Call 07/15/28)	830	800,366
5.40%, 03/02/26	925	912,186

		71,708,758

Real Estate — 0.1%
Brookfield Asset Management Inc., 4.00%, 01/15/25 (Call 10/15/24)	502	489,100
CBRE Services Inc., 4.88%, 03/01/26 (Call 12/01/25)	710	686,729

		1,175,829

Real Estate Investment Trusts — 2.9%
Alexandria Real Estate Equities Inc., 3.45%, 04/30/25 (Call 02/28/25)	808	777,395
American Homes 4 Rent LP, 4.25%, 02/15/28 (Call 11/15/27)(a)	405	372,686
American Tower Corp.
0.60%, 01/15/24	277	274,111
1.30%, 09/15/25 (Call 08/15/25)	490	447,827
1.45%, 09/15/26 (Call 08/15/26)	595	524,030
1.50%, 01/31/28 (Call 11/30/27)	825	678,516
1.60%, 04/15/26 (Call 03/15/26)	650	581,819
2.40%, 03/15/25 (Call 02/15/25)	744	706,453
2.75%, 01/15/27 (Call 11/15/26)	435	389,773
2.95%, 01/15/25 (Call 12/15/24)	727	699,408
3.38%, 05/15/24 (Call 04/15/24)	549	542,124
3.38%, 10/15/26 (Call 07/15/26)	920	851,638
3.55%, 07/15/27 (Call 04/15/27)	720	655,102
3.60%, 01/15/28 (Call 10/15/27)	540	485,849
3.65%, 03/15/27 (Call 02/15/27)	795	731,575
4.00%, 06/01/25 (Call 03/01/25)	668	645,722
4.40%, 02/15/26 (Call 11/15/25)	508	487,856
5.00%, 02/15/24	917	913,937
5.25%, 07/15/28 (Call 06/15/28)	790	754,021
5.50%, 03/15/28 (Call 02/15/28)	835	808,197
5.80%, 11/15/28 (Call 10/15/28)	775	757,260
AvalonBay Communities Inc., 3.45%, 06/01/25 (Call 03/03/25)(a)	783	754,672
Boston Properties LP
2.75%, 10/01/26 (Call 07/01/26)	964	851,707
3.20%, 01/15/25 (Call 10/15/24)	1,059	1,012,928
3.65%, 02/01/26 (Call 11/03/25)	1,013	943,669
3.80%, 02/01/24 (Call 12/01/23)(a)	811	805,092
6.75%, 12/01/27 (Call 11/01/27)	375	369,285
Brixmor Operating Partnership LP
3.85%, 02/01/25 (Call 11/01/24)	255	245,641
4.13%, 06/15/26 (Call 03/15/26)	765	720,910
Crown Castle Inc., 5.00%, 01/11/28 (Call 12/11/27)	1,490	1,414,382
Crown Castle International Corp. 1.05%, 07/15/26 (Call 06/15/26)	884	772,967
1.35%, 07/15/25 (Call 06/15/25)(a)	690	637,327

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
2.90%, 03/15/27 (Call 02/15/27)	$995	$892,393
3.20%, 09/01/24 (Call 07/01/24)	753	735,532
3.65%, 09/01/27 (Call 06/01/27)	535	486,213
3.70%, 06/15/26 (Call 03/15/26)	845	794,736
3.80%, 02/15/28 (Call 11/15/27)	895	807,105
4.00%, 03/01/27 (Call 12/01/26)	170	158,387
4.45%, 02/15/26 (Call 11/15/25)	845	814,169
Digital Realty Trust LP 3.70%, 08/15/27 (Call 05/15/27)	940	859,043
4.45%, 07/15/28 (Call 04/15/28)(a)	130	120,116
5.55%, 01/15/28 (Call 12/15/27)	1,030	998,957
Equinix Inc. 1.00%, 09/15/25 (Call 08/15/25)	766	697,541
1.25%, 07/15/25 (Call 06/15/25)	458	422,171
1.45%, 05/15/26 (Call 04/15/26)	736	657,458
1.55%, 03/15/28 (Call 01/15/28)	615	510,211
1.80%, 07/15/27 (Call 05/15/27)	265	226,741
2.63%, 11/18/24 (Call 10/18/24)	841	811,746
2.90%, 11/18/26 (Call 09/18/26)	725	661,333
ERP Operating LP 2.85%, 11/01/26 (Call 08/01/26)	620	570,921
3.50%, 03/01/28 (Call 12/01/27)	5	4,536
Essex Portfolio LP, 3.50%, 04/01/25 (Call 01/01/25)	691	664,934
Extra Space Storage LP 3.50%, 07/01/26 (Call 04/01/26)	644	600,791
5.70%, 04/01/28 (Call 03/01/28)	125	121,823
Federal Realty Investment Trust, 3.95%, 01/15/24 (Call 12/01/23)(a)	272	270,571
GLP Capital LP/GLP Financing II Inc. 5.25%, 06/01/25 (Call 03/01/25)	951	927,667
5.38%, 04/15/26 (Call 01/15/26)	918	880,445
5.75%, 06/01/28 (Call 03/03/28)	490	459,475
Healthcare Realty Holdings LP 3.50%, 08/01/26 (Call 05/01/26)	325	301,271
3.75%, 07/01/27 (Call 04/01/27)	440	402,019
Healthpeak Properties Inc., 3.25%, 07/15/26 (Call 05/15/26)	742	694,166
Host Hotels & Resorts LP, Series E, 4.00%, 06/15/25 (Call 03/15/25)	470	450,935
Kimco Realty Corp. 2.80%, 10/01/26 (Call 07/01/26)	380	346,883
3.30%, 02/01/25 (Call 12/01/24)	772	743,741
Mid-America Apartments LP, 3.60%, 06/01/27 (Call 03/01/27)	450	418,088
Omega Healthcare Investors Inc. 4.50%, 04/01/27 (Call 01/01/27)	400	368,757
4.75%, 01/15/28 (Call 10/15/27)	550	502,215
5.25%, 01/15/26 (Call 10/15/25)	815	787,523
Prologis LP 2.13%, 04/15/27 (Call 02/15/27)	180	159,636
4.88%, 06/15/28 (Call 05/15/28)	660	633,769
Public Storage Operating Co. 0.88%, 02/15/26 (Call 01/15/26)	700	627,689
1.50%, 11/09/26 (Call 10/09/26)	785	700,492
1.85%, 05/01/28 (Call 03/01/28)	580	491,544
3.09%, 09/15/27 (Call 06/15/27)(a)	70	64,098
Realty Income Corp. 3.00%, 01/15/27 (Call 10/15/26)	640	583,481
3.40%, 01/15/28 (Call 11/15/27)	535	481,802
3.65%, 01/15/28 (Call 10/15/27)	475	432,108

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
3.88%, 04/15/25 (Call 02/15/25)	$610	$591,619
3.95%, 08/15/27 (Call 05/15/27)	390	361,756
4.13%, 10/15/26 (Call 07/15/26)	645	613,717
4.63%, 11/01/25 (Call 09/01/25)	712	693,921
4.88%, 06/01/26 (Call 03/01/26)	435	424,597
5.05%, 01/13/26 (Call 01/13/24)	540	528,556
Regency Centers LP, 3.60%, 02/01/27 (Call 11/01/26)	605	562,976
Sabra Health Care LP, 5.13%, 08/15/26 (Call 05/15/26)	615	583,877
Simon Property Group LP 1.38%, 01/15/27 (Call 10/15/26)	2,005	1,738,770
1.75%, 02/01/28 (Call 11/01/27)	95	79,717
2.00%, 09/13/24 (Call 06/13/24)(a)	1,030	995,302
3.25%, 11/30/26 (Call 08/30/26)	115	106,348
3.30%, 01/15/26 (Call 10/15/25)	955	903,198
3.38%, 10/01/24 (Call 07/01/24)(a)	1,000	975,896
3.38%, 06/15/27 (Call 03/15/27)	200	182,890
3.38%, 12/01/27 (Call 09/01/27)(a)	150	135,743
3.50%, 09/01/25 (Call 06/01/25)	1,167	1,117,745
3.75%, 02/01/24 (Call 12/01/23)	465	462,154
Ventas Realty LP 3.50%, 02/01/25 (Call 11/01/24)	783	754,530
4.00%, 03/01/28 (Call 12/01/27)	50	45,508
4.13%, 01/15/26 (Call 10/15/25)	698	667,495
VICI Properties LP 4.38%, 05/15/25	445	430,866
4.75%, 02/15/28 (Call 01/15/28)	1,090	1,004,577
Welltower Inc., 4.00%, 06/01/25 (Call 03/01/25)	1,346	1,299,912
Welltower OP LLC 2.70%, 02/15/27 (Call 12/15/26)(a)	570	514,859
3.63%, 03/15/24 (Call 02/15/24)	763	755,813
4.25%, 04/01/26 (Call 01/01/26)	795	761,443
4.25%, 04/15/28 (Call 01/15/28)	660	609,092
Weyerhaeuser Co., 4.75%, 05/15/26	700	681,879
WP Carey Inc., 4.60%, 04/01/24 (Call 01/01/24)	325	322,480

		64,866,347

Retail — 2.5%
AutoZone Inc. 3.63%, 04/15/25 (Call 03/15/25)(a)	610	590,549
3.75%, 06/01/27 (Call 03/01/27)	400	374,090
6.25%, 11/01/28 (Call 10/01/28)	325	328,233
Costco Wholesale Corp. 1.38%, 06/20/27 (Call 04/20/27)	1,155	1,005,495
2.75%, 05/18/24 (Call 03/18/24)	972	959,713
3.00%, 05/18/27 (Call 02/18/27)(a)	990	917,243
Dollar General Corp. 3.88%, 04/15/27 (Call 01/15/27)	690	643,567
4.13%, 05/01/28 (Call 02/01/28)	45	41,459
4.15%, 11/01/25 (Call 08/01/25)	689	664,153
4.25%, 09/20/24	899	884,007
4.63%, 11/01/27 (Call 10/01/27)	465	441,455
5.20%, 07/05/28 (Call 06/05/28)(a)	400	384,374
Dollar Tree Inc. 4.00%, 05/15/25 (Call 03/15/25)	1,130	1,094,507
4.20%, 05/15/28 (Call 02/15/28)	1,090	1,003,752
Genuine Parts Co., 1.75%, 02/01/25 (Call 11/13/23)	695	657,916
Home Depot Inc. (The) 0.90%, 03/15/28 (Call 01/15/28)	550	456,687
1.50%, 09/15/28 (Call 07/15/28)	890	740,264

Security	Par (000)	Value

Retail (continued)
2.13%, 09/15/26 (Call 06/15/26)	$915	$837,660
2.50%, 04/15/27 (Call 02/15/27)	395	358,520
2.70%, 04/15/25 (Call 03/15/25)(a)	710	682,819
2.80%, 09/14/27 (Call 06/14/27)	125	113,735
2.88%, 04/15/27 (Call 03/15/27)	1,550	1,424,410
3.00%, 04/01/26 (Call 01/01/26)	1,372	1,297,722
3.35%, 09/15/25 (Call 06/15/25)	673	648,365
3.75%, 02/15/24 (Call 12/01/23)	1,201	1,196,186
4.00%, 09/15/25 (Call 08/15/25)	555	540,933
Lowe’s Companies Inc. 1.30%, 04/15/28 (Call 02/15/28)(a)	820	677,895
1.70%, 09/15/28 (Call 07/15/28)	975	806,651
2.50%, 04/15/26 (Call 01/15/26)	1,321	1,227,662
3.10%, 05/03/27 (Call 02/03/27)	885	811,320
3.35%, 04/01/27 (Call 03/01/27)	930	861,445
3.38%, 09/15/25 (Call 06/15/25)	741	708,471
4.00%, 04/15/25 (Call 03/15/25)	844	822,662
4.40%, 09/08/25	1,040	1,016,591
4.80%, 04/01/26 (Call 03/01/26)	960	940,011
McDonald’s Corp. 1.45%, 09/01/25 (Call 08/01/25)	550	510,259
3.25%, 06/10/24	526	519,245
3.30%, 07/01/25 (Call 06/01/25)	756	727,955
3.38%, 05/26/25 (Call 02/26/25)	695	671,675
3.50%, 03/01/27 (Call 12/01/26)	805	752,137
3.50%, 07/01/27 (Call 05/01/27)	935	868,376
3.70%, 01/30/26 (Call 10/30/25)	1,813	1,744,204
3.80%, 04/01/28 (Call 01/01/28)	920	854,467
4.80%, 08/14/28 (Call 07/14/28)	500	481,197
O’Reilly Automotive Inc. 3.55%, 03/15/26 (Call 12/15/25)	693	658,090
3.60%, 09/01/27 (Call 06/01/27)	560	519,369
4.35%, 06/01/28 (Call 03/01/28)(a)	405	382,470
Ross Stores Inc. 0.88%, 04/15/26 (Call 03/15/26)(a)	627	556,018
4.60%, 04/15/25 (Call 03/15/25)	705	691,467
Starbucks Corp. 2.00%, 03/12/27 (Call 01/12/27)	590	524,327
2.45%, 06/15/26 (Call 03/15/26)	580	534,969
3.50%, 03/01/28 (Call 12/01/27)	470	431,866
3.80%, 08/15/25 (Call 06/15/25)	1,339	1,295,426
4.75%, 02/15/26 (Call 01/15/26)	975	958,046
Target Corp. 1.95%, 01/15/27 (Call 12/15/26)(a)	980	882,374
2.25%, 04/15/25 (Call 03/15/25)	1,027	981,183
2.50%, 04/15/26	1,123	1,055,563
3.50%, 07/01/24	758	747,262
TJX Companies Inc. (The) 1.15%, 05/15/28 (Call 03/15/28)	355	293,635
2.25%, 09/15/26 (Call 06/15/26)	1,155	1,060,476
Walgreens Boots Alliance Inc. 0.95%, 11/17/23 (Call 11/13/23)	400	399,154
3.45%, 06/01/26 (Call 03/01/26)	50	45,465
Walmart Inc. 1.05%, 09/17/26 (Call 08/17/26)	1,365	1,216,665
1.50%, 09/22/28 (Call 07/22/28)	1,000	839,859
2.65%, 12/15/24 (Call 10/15/24)	330	320,481
2.85%, 07/08/24 (Call 06/08/24)	1,149	1,130,361
3.05%, 07/08/26 (Call 05/08/26)	895	847,341
3.30%, 04/22/24 (Call 01/22/24)	1,183	1,173,363
3.55%, 06/26/25 (Call 04/26/25)	875	849,695

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
3.70%, 06/26/28 (Call 03/26/28)	$1,410	$1,326,703
3.90%, 09/09/25	1,070	1,045,113
3.90%, 04/15/28 (Call 03/15/28)	590	559,520
3.95%, 09/09/27 (Call 08/09/27)	785	751,822
4.00%, 04/15/26 (Call 03/15/26)	475	462,251

		55,830,371

Semiconductors — 1.9%
Analog Devices Inc., 3.50%, 12/05/26 (Call 09/05/26)	970	916,185
Applied Materials Inc. 3.30%, 04/01/27 (Call 01/01/27)	1,230	1,146,928
3.90%, 10/01/25 (Call 07/01/25)	785	762,673
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.50%, 01/15/28 (Call 10/15/27)	1,055	948,923
3.88%, 01/15/27 (Call 10/15/26)	2,693	2,518,165
Broadcom Inc. 1.95%, 02/15/28 (Call 12/15/27)(d)	150	126,717
3.15%, 11/15/25 (Call 10/15/25)(a)	1,053	996,982
3.46%, 09/15/26 (Call 07/15/26)	575	539,384
3.63%, 10/15/24 (Call 09/15/24)	714	699,013
4.11%, 09/15/28 (Call 06/15/28)	1,000	918,438
Intel Corp. 1.60%, 08/12/28 (Call 06/12/28)	850	710,214
2.60%, 05/19/26 (Call 02/19/26)	965	903,622
2.88%, 05/11/24 (Call 03/11/24)	1,173	1,155,958
3.15%, 05/11/27 (Call 02/11/27)	1,175	1,083,417
3.40%, 03/25/25 (Call 02/25/25)	660	640,201
3.70%, 07/29/25 (Call 04/29/25)	1,864	1,805,124
3.75%, 03/25/27 (Call 01/25/27)	1,110	1,047,516
3.75%, 08/05/27 (Call 07/05/27)	605	567,520
4.88%, 02/10/26	1,440	1,420,724
4.88%, 02/10/28 (Call 01/10/28)	1,550	1,510,784
KLA Corp., 4.65%, 11/01/24 (Call 08/01/24)	897	887,166
Lam Research Corp. 3.75%, 03/15/26 (Call 01/15/26)	843	808,896
3.80%, 03/15/25 (Call 12/15/24)	673	656,533
Marvell Technology Inc. 1.65%, 04/15/26 (Call 03/15/26)	616	556,723
2.45%, 04/15/28 (Call 02/15/28)	645	551,713
Microchip Technology Inc. 0.98%, 09/01/24	778	745,626
4.25%, 09/01/25 (Call 12/01/23)	1,190	1,147,374
Micron Technology Inc. 4.19%, 02/15/27 (Call 12/15/26)	920	860,652
4.98%, 02/06/26 (Call 12/06/25)	515	502,190
5.38%, 04/15/28 (Call 03/15/28)	515	494,283
NVIDIA Corp. 0.58%, 06/14/24 (Call 11/13/23)	1,100	1,068,938
1.55%, 06/15/28 (Call 04/15/28)	1,075	909,249
3.20%, 09/16/26 (Call 06/16/26)(a)	1,085	1,024,352
NXP BV/NXP Funding LLC 4.88%, 03/01/24 (Call 02/01/24)	825	821,288
5.35%, 03/01/26 (Call 01/01/26)	475	467,624
NXP BV/NXP Funding LLC/NXP USA Inc. 2.70%, 05/01/25 (Call 04/01/25)	582	553,596
3.15%, 05/01/27 (Call 03/01/27)	180	162,922
3.88%, 06/18/26 (Call 04/18/26)	780	737,749
4.40%, 06/01/27 (Call 05/01/27)	615	579,782
Qorvo Inc., 1.75%, 12/15/24 (Call 11/13/23)(d)	605	572,031
QUALCOMM Inc. 1.30%, 05/20/28 (Call 02/20/28)	820	684,324

Security	Par (000)	Value

Semiconductors (continued)
2.90%, 05/20/24 (Call 03/20/24)(a)	$867	$854,510
3.25%, 05/20/27 (Call 02/20/27)(a)	1,890	1,758,357
3.45%, 05/20/25 (Call 02/20/25)	1,112	1,077,863
Skyworks Solutions Inc., 1.80%, 06/01/26 (Call 05/01/26)	587	524,142
Texas Instruments Inc. 1.13%, 09/15/26 (Call 08/15/26)	650	581,844
1.38%, 03/12/25 (Call 02/12/25)	912	863,408
2.90%, 11/03/27 (Call 08/03/27)	395	359,701
4.60%, 02/15/28 (Call 01/15/28)	355	344,719
Xilinx Inc., 2.95%, 06/01/24 (Call 04/01/24)(a)	790	776,844

		42,352,887

Shipbuilding — 0.0%
Huntington Ingalls Industries Inc. 3.48%, 12/01/27 (Call 09/01/27)	80	72,405
3.84%, 05/01/25 (Call 04/01/25)	567	548,639

		621,044

Software — 2.8%
Activision Blizzard Inc., 3.40%, 09/15/26 (Call 06/15/26)	1,035	978,881
Adobe Inc. 1.90%, 02/01/25 (Call 01/01/25)	531	508,208
2.15%, 02/01/27 (Call 12/01/26)	930	840,886
3.25%, 02/01/25 (Call 11/01/24)	1,039	1,012,204
Autodesk Inc., 3.50%, 06/15/27 (Call 03/15/27)	460	425,331
Broadridge Financial Solutions Inc., 3.40%, 06/27/26 (Call 03/27/26)	630	589,514
Concentrix Corp. 6.60%, 08/02/28 (Call 07/02/28)	475	455,764
6.65%, 08/02/26 (Call 07/02/26)	225	223,602
Fidelity National Information Services Inc. 0.60%, 03/01/24	610	599,165
1.15%, 03/01/26 (Call 02/01/26)	1,237	1,108,278
1.65%, 03/01/28 (Call 01/01/28)(a)	540	452,138
4.50%, 07/15/25	650	634,574
4.70%, 07/15/27 (Call 06/15/27)	575	550,771
Fiserv Inc. 2.25%, 06/01/27 (Call 04/01/27)(a)	665	587,555
2.75%, 07/01/24 (Call 06/01/24)	1,905	1,864,113
3.20%, 07/01/26 (Call 05/01/26)	2,020	1,885,928
3.85%, 06/01/25 (Call 03/01/25)	1,005	974,071
5.38%, 08/21/28 (Call 07/21/28)	575	562,408
5.45%, 03/02/28 (Call 02/02/28)	875	858,037
Intuit Inc. 0.95%, 07/15/25 (Call 06/15/25)	691	639,563
1.35%, 07/15/27 (Call 05/15/27)	505	435,654
5.13%, 09/15/28 (Call 08/15/28)	825	811,465
5.25%, 09/15/26 (Call 08/15/26)	600	598,295
Microsoft Corp. 2.40%, 08/08/26 (Call 05/08/26)	3,857	3,587,039
2.70%, 02/12/25 (Call 11/12/24)	935	904,230
2.88%, 02/06/24 (Call 12/06/23)	1,993	1,979,050
3.13%, 11/03/25 (Call 08/03/25)(a)	2,505	2,404,219
3.30%, 02/06/27 (Call 11/06/26)	3,670	3,465,212
Oracle Corp. 1.65%, 03/25/26 (Call 02/25/26)	2,517	2,282,005
2.30%, 03/25/28 (Call 01/25/28)	2,070	1,777,627
2.50%, 04/01/25 (Call 03/01/25)	3,360	3,205,554
2.65%, 07/15/26 (Call 04/15/26)	2,682	2,470,235
2.80%, 04/01/27 (Call 02/01/27)	2,165	1,958,806

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
2.95%, 11/15/24 (Call 09/15/24)	$1,172	$1,136,603
2.95%, 05/15/25 (Call 02/15/25)	1,622	1,552,926
3.25%, 11/15/27 (Call 08/15/27)	2,595	2,351,229
3.40%, 07/08/24 (Call 04/08/24)	1,892	1,859,279
4.50%, 05/06/28 (Call 04/06/28)(a)	205	193,911
5.80%, 11/10/25	918	917,562
Roper Technologies Inc. 1.00%, 09/15/25 (Call 08/15/25)	813	744,688
1.40%, 09/15/27 (Call 07/15/27)	55	46,533
2.35%, 09/15/24 (Call 08/15/24)(a)	528	512,070
3.80%, 12/15/26 (Call 09/15/26)	894	844,607
4.20%, 09/15/28 (Call 06/15/28)	695	644,786
salesforce.com Inc. 0.63%, 07/15/24 (Call 11/13/23)	1,010	975,109
1.50%, 07/15/28 (Call 05/15/28)	1,010	848,179
3.70%, 04/11/28 (Call 01/11/28)	1,010	946,491
Take-Two Interactive Software Inc. 3.55%, 04/14/25	660	637,752
3.70%, 04/14/27 (Call 03/14/27)	735	683,415
4.95%, 03/28/28 (Call 02/28/28)	525	504,403
5.00%, 03/28/26	650	636,733
VMware Inc. 1.00%, 08/15/24 (Call 11/13/23)	920	884,440
1.40%, 08/15/26 (Call 07/15/26)	1,455	1,281,610
1.80%, 08/15/28 (Call 06/15/28)	535	441,147
3.90%, 08/21/27 (Call 05/21/27)	1,240	1,148,488
4.50%, 05/15/25 (Call 04/15/25)(a)	892	871,439
4.65%, 05/15/27 (Call 03/15/27)	430	411,834
Workday Inc., 3.50%, 04/01/27 (Call 03/01/27)	1,070	993,155

		63,698,771

Telecommunications — 2.9%
AT&T Inc. 0.90%, 03/25/24 (Call 11/13/23)	1,377	1,349,246
1.65%, 02/01/28 (Call 12/01/27)	2,060	1,722,481
1.70%, 03/25/26 (Call 11/13/23)	2,990	2,714,293
2.30%, 06/01/27 (Call 04/01/27)	2,407	2,126,480
3.80%, 02/15/27 (Call 11/15/26)	925	864,426
4.10%, 02/15/28 (Call 11/15/27)	1,520	1,406,689
4.25%, 03/01/27 (Call 12/01/26)	1,400	1,327,718
5.54%, 02/20/26 (Call 02/20/24)	1,265	1,254,377
Bell Telephone Co. of Canada or Bell Canada (The), Series US-3, 0.75%, 03/17/24(a)	260	254,984
British Telecommunications PLC, 4.50%, 12/04/23 (Call 11/16/23)	553	552,121
Cisco Systems Inc. 2.50%, 09/20/26 (Call 06/20/26)	1,428	1,325,994
2.95%, 02/28/26	725	688,433
3.50%, 06/15/25	655	635,175
3.63%, 03/04/24	592	587,671
Motorola Solutions Inc., 4.60%, 02/23/28 (Call 11/23/27)	600	569,247
Nokia OYJ, 4.38%, 06/12/27	25	23,139
Rogers Communications Inc. 2.90%, 11/15/26 (Call 08/15/26)	195	177,731
2.95%, 03/15/25	1,090	1,041,773
3.20%, 03/15/27 (Call 02/15/27)	1,830	1,663,201
3.63%, 12/15/25 (Call 09/15/25)	774	734,216
Sprint LLC 7.13%, 06/15/24	45	45,229
7.63%, 02/15/25 (Call 11/15/24)	1,590	1,611,974
7.63%, 03/01/26 (Call 11/01/25)	1,765	1,813,008

Security	Par (000)	Value

Telecommunications (continued)
Telefonica Emisiones SA, 4.10%, 03/08/27	$1,565	$1,464,636
TELUS Corp. 2.80%, 02/16/27 (Call 11/16/26)	970	881,021
3.70%, 09/15/27 (Call 06/15/27)	325	301,286
T-Mobile USA Inc. 1.50%, 02/15/26 (Call 01/15/26)	665	603,155
2.05%, 02/15/28 (Call 12/15/27)	1,685	1,437,072
2.25%, 02/15/26 (Call 11/13/23)	1,790	1,647,749
2.63%, 04/15/26 (Call 11/13/23)	1,315	1,215,907
3.50%, 04/15/25 (Call 03/15/25)	2,277	2,200,161
3.75%, 04/15/27 (Call 02/15/27)	3,725	3,463,087
4.75%, 02/01/28 (Call 11/13/23)	1,575	1,499,351
4.80%, 07/15/28 (Call 06/15/28)	1,315	1,249,867
4.95%, 03/15/28 (Call 02/15/28)	820	788,766
5.38%, 04/15/27 (Call 11/13/23)(a)	735	723,284
Verizon Communications Inc. 0.75%, 03/22/24	590	578,233
0.85%, 11/20/25 (Call 10/20/25)	866	784,221
1.45%, 03/20/26 (Call 02/20/26)	1,888	1,708,329
2.10%, 03/22/28 (Call 01/22/28)(a)	2,825	2,410,595
2.63%, 08/15/26	1,860	1,712,256
3.00%, 03/22/27 (Call 01/22/27)	2,190	1,997,628
3.38%, 02/15/25	1,364	1,321,686
3.50%, 11/01/24 (Call 08/01/24)	1,120	1,094,550
4.13%, 03/16/27	2,315	2,192,857
4.33%, 09/21/28(a)	5,930	5,523,592
Vodafone Group PLC 3.75%, 01/16/24	527	524,526
4.13%, 05/30/25	1,559	1,520,712
4.38%, 05/30/28(a)	850	807,224

		64,141,357

Toys, Games & Hobbies — 0.1%
Hasbro Inc. 3.00%, 11/19/24 (Call 10/19/24)	714	693,267
3.50%, 09/15/27 (Call 06/15/27)	75	68,368
3.55%, 11/19/26 (Call 09/19/26)	800	737,174

		1,498,809

Transportation — 1.0%
Burlington Northern Santa Fe LLC 3.00%, 04/01/25 (Call 01/01/25)	719	695,603
3.25%, 06/15/27 (Call 03/15/27)(a)	435	404,468
3.40%, 09/01/24 (Call 06/01/24)	908	890,182
3.75%, 04/01/24 (Call 01/01/24)	755	749,450
Canadian National Railway Co., 2.75%, 03/01/26 (Call 12/01/25)	637	598,038
Canadian Pacific Railway Co. 1.35%, 12/02/24 (Call 12/01/23)	1,295	1,233,241
1.75%, 12/02/26 (Call 11/02/26)	870	774,080
2.90%, 02/01/25 (Call 11/01/24)	839	808,157
4.00%, 06/01/28 (Call 03/01/28)	490	455,062
CSX Corp. 2.60%, 11/01/26 (Call 08/01/26)	300	274,646
3.25%, 06/01/27 (Call 03/01/27)	815	750,536
3.35%, 11/01/25 (Call 08/01/25)	795	760,734
3.40%, 08/01/24 (Call 05/01/24)(a)	923	906,028
3.80%, 03/01/28 (Call 12/01/27)	755	701,311
FedEx Corp. 3.25%, 04/01/26 (Call 01/01/26)	887	838,830
3.40%, 02/15/28 (Call 11/15/27)	495	450,959

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Norfolk Southern Corp. 2.90%, 06/15/26 (Call 03/15/26)	$205	$191,682
3.80%, 08/01/28 (Call 05/01/28)(a)	500	459,095
Ryder System Inc. 2.50%, 09/01/24 (Call 08/01/24)	555	538,523
3.65%, 03/18/24 (Call 02/18/24)	528	523,648
5.25%, 06/01/28 (Call 05/01/28)(a)	620	596,641
5.65%, 03/01/28 (Call 02/01/28)	395	385,840
Union Pacific Corp. 2.15%, 02/05/27 (Call 12/05/26)	645	579,191
2.75%, 03/01/26 (Call 12/01/25)	715	671,135
3.00%, 04/15/27 (Call 01/15/27)	230	211,595
3.15%, 03/01/24 (Call 02/01/24)	727	720,803
3.25%, 08/15/25 (Call 05/15/25)	515	494,859
3.75%, 07/15/25 (Call 05/15/25)	596	577,746
3.95%, 09/10/28 (Call 06/10/28)(a)	985	921,579
4.75%, 02/21/26 (Call 01/21/26)	535	527,025
United Parcel Service Inc. 2.40%, 11/15/26 (Call 08/15/26)	434	399,275
2.80%, 11/15/24 (Call 09/15/24)(a)	571	554,969
3.05%, 11/15/27 (Call 08/15/27)(a)	895	817,474
3.90%, 04/01/25 (Call 03/01/25)	1,011	987,175

		21,449,580

Water — 0.0%
American Water Capital Corp. 2.95%, 09/01/27 (Call 06/01/27)(a)	10	9,055
3.40%, 03/01/25 (Call 12/01/24)	945	915,187

		924,242

Total Long-Term Investments — 98.7% (Cost: $2,317,070,700)		2,207,869,664

Security	Shares	Value

Short-Term Securities

Money Market Funds — 5.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(e)(f)(g)	122,138,680	$122,187,536
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(e)(f)	6,110,000	6,110,000

Total Short-Term Securities — 5.8% (Cost: $128,218,837)		128,297,536

Total Investments — 104.5% (Cost: $2,445,289,537)		2,336,167,200

Liabilities in Excess of Other Assets — (4.5)%		(99,700,823)

Net Assets — 100.0%		$2,236,466,377

(a)	All or a portion of this security is on loan.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$222,000,166	$—	$(99,927,777	)(a)	$36,769	$78,378	$122,187,536	122,138,680	$551,724	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	15,158,000	—	(9,048,000	)(a)	—	—	6,110,000	6,110,000	637,364		12

					$36,769	$78,378	$128,297,536		$1,189,088		$12

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year Investment Grade Corporate Bond ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$2,207,869,664	$—	$2,207,869,664
Short-Term Securities
Money Market Funds	128,297,536	—	—	128,297,536

	$128,297,536	$2,207,869,664	$—	$2,336,167,200

See notes to financial statements.

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 0.8%
General Dynamics Corp. 1.15%, 06/01/26 (Call 05/01/26)	$230	$206,323
2.13%, 08/15/26 (Call 05/15/26)	245	224,684
2.25%, 06/01/31 (Call 03/01/31)	223	176,126
2.38%, 11/15/24 (Call 09/15/24)	130	125,584
2.63%, 11/15/27 (Call 08/15/27)	228	204,050
2.85%, 06/01/41 (Call 12/01/40)	140	91,921
3.25%, 04/01/25 (Call 03/01/25)	345	334,219
3.50%, 05/15/25 (Call 03/15/25)	234	227,112
3.50%, 04/01/27 (Call 02/01/27)	87	81,581
3.60%, 11/15/42 (Call 05/15/42)	143	102,804
3.63%, 04/01/30 (Call 01/01/30)	260	231,197
3.75%, 05/15/28 (Call 02/15/28)	484	450,594
4.25%, 04/01/40 (Call 10/01/39)	284	230,099
4.25%, 04/01/50 (Call 10/01/49)	257	200,255
Lockheed Martin Corp. 2.80%, 06/15/50 (Call 12/15/49)	229	133,580
3.55%, 01/15/26 (Call 10/15/25)	302	290,153
3.60%, 03/01/35 (Call 09/01/34)	228	186,223
3.80%, 03/01/45 (Call 09/01/44)	395	287,426
3.90%, 06/15/32 (Call 03/15/32)	330	288,946
4.07%, 12/15/42	393	304,176
4.09%, 09/15/52 (Call 03/15/52)	451	332,567
4.15%, 06/15/53 (Call 12/15/52)	355	263,818
4.30%, 06/15/62 (Call 12/15/61)	240	175,453
4.45%, 05/15/28 (Call 04/15/28)	225	215,648
4.50%, 05/15/36 (Call 11/15/35)	290	253,947
4.70%, 05/15/46 (Call 11/15/45)	343	283,200
4.75%, 02/15/34 (Call 11/15/33)	255	234,200
4.95%, 10/15/25 (Call 09/15/25)	105	104,225
5.10%, 11/15/27 (Call 10/15/27)	200	197,639
5.20%, 02/15/55 (Call 08/15/54)	245	213,720
5.25%, 01/15/33 (Call 10/15/32)	305	293,674
5.70%, 11/15/54 (Call 05/15/54)	355	332,406
5.90%, 11/15/63 (Call 05/15/63)	280	267,391
Series B, 6.15%, 09/01/36	230	233,862

		7,778,803

Agriculture — 1.1%
Archer-Daniels-Midland Co. 2.50%, 08/11/26 (Call 05/11/26)	368	341,242
2.70%, 09/15/51 (Call 03/15/51)	290	163,154
2.90%, 03/01/32 (Call 12/01/31)	275	222,963
3.25%, 03/27/30 (Call 12/27/29)	355	307,595
4.50%, 08/15/33 (Call 05/15/33)(a)	225	202,669
4.50%, 03/15/49 (Call 09/15/48)	163	129,921
Philip Morris International Inc. 0.88%, 05/01/26 (Call 04/01/26)	335	298,004
1.50%, 05/01/25 (Call 04/01/25)	280	263,185
1.75%, 11/01/30 (Call 08/01/30)	90	67,342
2.10%, 05/01/30 (Call 02/01/30)	281	220,539
2.75%, 02/25/26 (Call 11/25/25)	329	308,091
3.13%, 08/17/27 (Call 05/17/27)(a)	230	210,401
3.13%, 03/02/28 (Call 12/02/27)	125	111,844
3.25%, 11/10/24	262	255,297
3.38%, 08/11/25 (Call 05/11/25)	265	254,429
3.38%, 08/15/29 (Call 05/15/29)	264	229,687
3.88%, 08/21/42(a)	300	210,510
4.13%, 03/04/43	274	196,321
4.25%, 11/10/44	388	279,527

Security	Par (000)	Value

Agriculture (continued)
4.38%, 11/15/41	$280	$210,414
4.50%, 03/20/42	226	172,820
4.88%, 02/13/26	495	486,047
4.88%, 02/15/28 (Call 01/15/28)	445	427,587
4.88%, 11/15/43	302	239,917
5.00%, 11/17/25	330	326,006
5.13%, 11/15/24	360	357,388
5.13%, 11/17/27 (Call 10/17/27)	365	355,579
5.13%, 02/15/30 (Call 12/15/29)	595	560,442
5.25%, 09/07/28 (Call 08/07/28)	130	126,442
5.38%, 02/15/33 (Call 11/15/32)	870	803,676
5.50%, 09/07/30 (Call 07/07/30)	100	95,721
5.63%, 11/17/29 (Call 09/17/29)	310	303,369
5.63%, 09/07/33 (Call 06/07/33)	180	168,903
5.75%, 11/17/32 (Call 08/17/32)	670	639,837
6.38%, 05/16/38	515	510,179

		10,057,048

Airlines — 0.2%
American Airlines Pass Through Trust, Series A, Class A, 2.88%, 01/11/36	260	207,969
Delta Air Lines Pass Through Trust, Series 2020, Class AA, 2.00%, 12/10/29	123	106,206
JetBlue Pass Through Trust, Series 1A, Class A, 4.00%, 05/15/34(a)	117	102,958
United Airlines Pass Through Trust 5.80%, 07/15/37	155	145,731
Series 2018-1, Class AA, 3.50%, 09/01/31(a)	204	177,217
Series 2019, Class AA, 4.15%, 02/25/33	84	74,062
Series 2019-2, Class AA, 2.70%, 11/01/33	229	183,562
Series 2020-1, Class A, 5.88%, 04/15/29(a)	582	570,799

		1,568,504

Apparel — 0.3%
NIKE Inc. 2.38%, 11/01/26 (Call 08/01/26)	475	436,942
2.40%, 03/27/25 (Call 02/27/25)	423	406,036
2.75%, 03/27/27 (Call 01/27/27)	526	484,360
2.85%, 03/27/30 (Call 12/27/29)	437	373,309
3.25%, 03/27/40 (Call 09/27/39)	492	354,115
3.38%, 11/01/46 (Call 05/01/46)	70	47,322
3.38%, 03/27/50 (Call 09/27/49)(a)	580	390,022
3.63%, 05/01/43 (Call 11/01/42)	152	112,539
3.88%, 11/01/45 (Call 05/01/45)(a)	330	246,632
Ralph Lauren Corp., 2.95%, 06/15/30 (Call 03/15/30)	150	125,676

		2,976,953

Auto Manufacturers — 1.8%
American Honda Finance Corp. 1.00%, 09/10/25	445	408,792
1.20%, 07/08/25	310	288,058
1.30%, 09/09/26	240	213,026
1.50%, 01/13/25	495	471,190
1.80%, 01/13/31	75	56,915
2.00%, 03/24/28	365	312,834
2.25%, 01/12/29	215	182,289
2.30%, 09/09/26	251	229,148
2.35%, 01/08/27	252	227,621
3.50%, 02/15/28	166	152,135
4.60%, 04/17/30	295	274,538
4.70%, 01/12/28	175	168,219
4.75%, 01/12/26(a)	25	24,560
5.00%, 05/23/25	260	257,712

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
5.13%, 07/07/28	$205	$199,879
5.25%, 07/07/26	160	158,699
5.80%, 10/03/25	150	150,500
5.85%, 10/04/30	150	148,928
Series A, 4.60%, 04/17/25	265	261,167
Cummins Inc. 0.75%, 09/01/25 (Call 08/01/25)	257	236,229
1.50%, 09/01/30 (Call 06/01/30)	263	201,542
2.60%, 09/01/50 (Call 03/01/50)(a)	270	148,215
4.88%, 10/01/43 (Call 04/01/43)(a)	195	166,603
Honda Motor Co. Ltd. 2.27%, 03/10/25 (Call 02/10/25)	380	363,334
2.53%, 03/10/27 (Call 02/10/27)	440	397,795
2.97%, 03/10/32 (Call 12/10/31)	295	242,663
Mercedes-Benz Finance North America LLC, 8.50%, 01/18/31	440	508,571
PACCAR Financial Corp. 3.55%, 08/11/25	352	340,754
4.45%, 03/30/26	345	337,815
Toyota Motor Corp. 1.34%, 03/25/26 (Call 02/25/26)	321	291,385
2.36%, 03/25/31 (Call 12/25/30)(a)	90	72,112
2.76%, 07/02/29(a)	65	56,543
3.67%, 07/20/28(a)	26	24,147
5.12%, 07/13/28 (Call 06/13/28)	165	162,798
5.12%, 07/13/33 (Call 04/13/33)(a)	160	153,981
5.28%, 07/13/26 (Call 06/13/26)(a)	120	119,590
Toyota Motor Credit Corp. 0.80%, 10/16/25	450	411,112
0.80%, 01/09/26(a)	170	153,581
1.13%, 06/18/26	420	375,790
1.15%, 08/13/27(a)	325	277,331
1.45%, 01/13/25	385	366,623
1.65%, 01/10/31	255	193,118
1.80%, 02/13/25	533	508,048
1.90%, 01/13/27	360	321,197
1.90%, 04/06/28(a)	305	262,628
1.90%, 09/12/31(a)	165	124,753
2.15%, 02/13/30	270	218,885
3.00%, 04/01/25	678	653,962
3.05%, 03/22/27	515	474,859
3.05%, 01/11/28	185	168,534
3.20%, 01/11/27	337	313,831
3.38%, 04/01/30	340	296,159
3.40%, 04/14/25	70	67,849
3.65%, 08/18/25	315	304,977
3.65%, 01/08/29	205	187,673
3.95%, 06/30/25	205	199,869
4.45%, 05/18/26	295	287,997
4.45%, 06/29/29(a)	225	212,884
4.55%, 09/20/27	340	328,459
4.55%, 05/17/30	255	238,727
4.63%, 01/12/28(a)	140	135,506
4.70%, 01/12/33	175	161,778
4.80%, 01/10/25	155	153,659
5.00%, 08/14/26	220	217,247
5.25%, 09/11/28	125	123,068
5.40%, 11/10/25	135	134,812
5.45%, 11/10/27	255	254,252
5.60%, 09/11/25	100	100,202

		16,239,657

Security	Par (000)	Value

Auto Parts & Equipment — 0.1%
Magna International Inc. 2.45%, 06/15/30 (Call 03/15/30)	$161	$129,782
4.15%, 10/01/25 (Call 07/01/25)	263	255,552
5.50%, 03/21/33 (Call 12/21/32)(a)	115	109,631

		494,965

Banks — 35.3%
Australia & New Zealand Banking Group Ltd. 3.70%, 11/16/25	305	293,719
5.09%, 12/08/25	500	494,396
5.38%, 07/03/25	290	288,717
5.67%, 10/03/25	345	345,507
Banco Bilbao Vizcaya Argentaria SA, 1.13%, 09/18/25	485	441,746
Banco Santander SA
1.72%, 09/14/27 (Call 09/14/26), (1-year CMT + 0.900%)(b)	445	385,988
1.85%, 03/25/26	490	438,008
2.75%, 05/28/25	505	475,947
2.96%, 03/25/31	250	193,267
3.31%, 06/27/29	355	302,944
3.49%, 05/28/30	295	241,807
3.50%, 03/24/25	25	24,047
3.80%, 02/23/28	323	287,270
4.18%, 03/24/28 (Call 03/24/27), (1-year CMT + 2.000%)(b)	500	457,842
4.25%, 04/11/27	355	329,453
4.38%, 04/12/28	413	375,740
5.15%, 08/18/25	475	462,511
5.29%, 08/18/27	860	820,914
5.59%, 08/08/28	400	385,846
6.53%, 11/07/27 (Call 11/07/26), (1-year CMT + 1.650%)(b)	200	199,980
6.61%, 11/07/28	200	200,203
6.94%, 11/07/33	200	200,471
Bank of America Corp.
1.20%, 10/24/26 (Call 10/24/25), (1-day SOFR + 1.010%)(b)	545	492,349
1.32%, 06/19/26 (Call 06/19/25), (1-day SOFR + 1.150%)(b)	701	644,414
1.53%, 12/06/25 (Call 12/06/24), (1-day SOFR + 0.650%)(b)	450	425,002
1.73%, 07/22/27 (Call 07/22/26), (1-day SOFR + 0.960%)(b)	1,015	895,438
1.90%, 07/23/31 (Call 07/23/30), (1-day SOFR + 1.530%)(b)	505	375,611
1.92%, 10/24/31 (Call 10/24/30), (1-day SOFR + 1.370%)(b)	510	376,151
2.02%, 02/13/26 (Call 02/13/25), (3-mo. SOFR + 0.902%)(b)	365	344,164
2.09%, 06/14/29 (Call 06/14/28), (1-day SOFR + 1.060%)(b)	640	527,802
2.30%, 07/21/32 (Call 07/21/31), (1-day SOFR + 1.220%)(b)	800	590,435
2.48%, 09/21/36 (Call 09/21/31), (5-year CMT + 1.200%)(b)	75	53,463
2.50%, 02/13/31 (Call 02/13/30), (3-mo. SOFR + 1.252%)(b)	690	544,166
2.55%, 02/04/28 (Call 02/04/27), (1-day SOFR + 1.050%)(b)	500	441,910
2.57%, 10/20/32 (Call 10/20/31), (1-day SOFR + 1.210%)(b)	585	438,507

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.59%, 04/29/31 (Call 04/29/30), (1-day SOFR + 2.150%)(b)	$574	$452,673
2.68%, 06/19/41 (Call 06/19/40), (1-day SOFR + 1.930%)(b)	895	545,054
2.69%, 04/22/32 (Call 04/22/31), (1-day SOFR + 1.320%)(b)	820	628,855
2.83%, 10/24/51 (Call 10/24/50), (1-day SOFR + 1.880%)(b)	230	127,099
2.88%, 10/22/30 (Call 10/22/29), (3-mo. SOFR + 1.452%)(b)	390	318,934
2.97%, 02/04/33 (Call 02/04/32), (1-day SOFR + 1.330%)(a)(b)	690	528,569
2.97%, 07/21/52 (Call 07/21/51), (1-day SOFR + 1.560%)(a)(b)	375	215,279
3.19%, 07/23/30 (Call 07/23/29), (3-mo. SOFR + 1.442%)(b)	361	302,652
3.25%, 10/21/27 (Call 10/21/26)	529	478,132
3.31%, 04/22/42 (Call 04/22/41), (1-day SOFR + 1.580%)(b)	620	411,309
3.37%, 01/23/26 (Call 01/23/25), (3-mo. SOFR + 1.072%)(b)	405	389,167
3.38%, 04/02/26 (Call 04/02/25), (1-day SOFR + 1.330%)(b)	595	569,931
3.42%, 12/20/28 (Call 12/20/27), (3-mo. SOFR + 1.302%)(b)	1,017	905,236
3.50%, 04/19/26	645	608,545
3.56%, 04/23/27 (Call 04/23/26), (3-mo. SOFR + 1.322%)(b)	627	585,463
3.59%, 07/21/28 (Call 07/21/27), (3-mo. SOFR + 1.632%)(b)	354	320,354
3.71%, 04/24/28 (Call 04/24/27), (3-mo. SOFR + 1.774%)(b)	355	324,157
3.82%, 01/20/28 (Call 01/20/27), (3-mo. SOFR + 1.837%)(b)	495	456,627
3.85%, 03/08/37 (Call 03/08/32), (5-year CMT + 2.000%)(b)	35	27,702
3.88%, 08/01/25	573	554,699
3.95%, 01/23/49 (Call 01/23/48), (3-mo. SOFR + 1.452%)(b)	259	180,330
3.97%, 03/05/29 (Call 03/05/28), (3-mo. SOFR + 1.332%)(b)	459	415,205
3.97%, 02/07/30 (Call 02/07/29), (3-mo. SOFR + 1.472%)(b)	555	490,563
4.00%, 01/22/25	20	19,464
4.08%, 04/23/40 (Call 04/23/39), (3-mo. SOFR + 1.582%)(b)	298	224,367
4.08%, 03/20/51 (Call 03/20/50), (3-mo. SOFR + 3.412%)(b)	938	657,992
4.24%, 04/24/38 (Call 04/24/37), (3-mo. SOFR + 2.076%)(b)	423	333,754
4.25%, 10/22/26	65	61,382
4.27%, 07/23/29 (Call 07/23/28), (3-mo. SOFR + 1.572%)(b)	543	493,723
4.33%, 03/15/50 (Call 03/15/49), (3-mo. SOFR + 1.782%)(b)	554	407,387
4.38%, 04/27/28 (Call 04/27/27), (1-day SOFR + 1.580%)(b)	500	466,465
4.44%, 01/20/48 (Call 01/20/47), (3-mo. SOFR + 2.252%)(b)	400	302,065
4.45%, 03/03/26	20	19,154

Security	Par (000)	Value

Banks (continued)
4.57%, 04/27/33 (Call 04/27/32), (1-day SOFR + 1.830%)(b)	$735	$633,992
4.83%, 07/22/26 (Call 07/22/25), (1-day SOFR + 1.750%)(b)	520	506,450
4.88%, 04/01/44	115	94,596
4.95%, 07/22/28 (Call 07/22/27), (1-day SOFR + 2.040%)(b)	460	437,211
5.00%, 01/21/44	372	312,095
5.02%, 07/22/33 (Call 07/22/32), (1-day SOFR + 2.160%)(b)	870	777,446
5.08%, 01/20/27 (Call 01/20/26), (1-day SOFR + 1.290%)(b)	585	569,397
5.20%, 04/25/29 (Call 04/25/28), (1-day SOFR + 1.630%)(b)	765	727,214
5.29%, 04/25/34 (Call 04/25/33), (1-day SOFR + 1.910%)(b)	910	822,240
5.82%, 09/15/29 (Call 09/15/28), (1-day SOFR + 1.570%)(b)	105	102,235
5.87%, 09/15/34 (Call 09/15/33), (1-day SOFR + 1.840%)(b)	625	588,790
5.88%, 02/07/42	368	344,526
5.93%, 09/15/27 (Call 09/15/26), (1-day SOFR + 1.340%)(b)	70	69,276
6.11%, 01/29/37	285	270,837
6.20%, 11/10/28 (Call 11/10/27), (1-day SOFR + 1.990%)(b)	410	407,389
7.75%, 05/14/38	20	21,417
Series L, 3.95%, 04/21/25	140	135,347
Series L, 4.18%, 11/25/27 (Call 11/25/26)	75	69,014
Series N, 1.66%, 03/11/27 (Call 03/11/26), (1-day SOFR + 0.910%)(b)	525	469,503
Series N, 2.65%, 03/11/32 (Call 03/11/31), (1-day SOFR + 1.220%)(b)	496	380,145
Series N, 3.48%, 03/13/52 (Call 03/13/51), (1-day SOFR + 1.650%)(b)	200	126,309
Bank of America NA 5.53%, 08/18/26 (Call 07/18/26)	505	500,706
5.65%, 08/18/25 (Call 07/18/25)	510	508,581
6.00%, 10/15/36	381	366,795
Bank of Montreal
0.95%, 01/22/27 (Call 01/22/26), (1-day SOFR + 0.603%)(b)	470	418,862
1.25%, 09/15/26	475	416,116
1.50%, 01/10/25	660	626,012
1.85%, 05/01/25	697	655,062
2.65%, 03/08/27	460	411,457
3.70%, 06/07/25	600	578,387
5.20%, 12/12/24	15	14,870
5.20%, 02/01/28 (Call 01/01/28)	400	385,591
5.30%, 06/05/26	155	152,442
5.72%, 09/25/28 (Call 08/25/28)	360	352,346
5.92%, 09/25/25	215	214,447
Series H, 4.70%, 09/14/27 (Call 08/14/27)	350	333,040
Bank of New York Mellon Corp. (The) 0.75%, 01/28/26 (Call 12/28/25)	305	273,197
1.05%, 10/15/26 (Call 09/15/26)	235	205,944
1.60%, 04/24/25 (Call 03/24/25)	480	450,886
1.65%, 07/14/28 (Call 05/14/28)	160	132,500
1.65%, 01/28/31 (Call 10/28/30)(a)	210	155,458
1.80%, 07/28/31 (Call 04/28/31)(a)	120	88,300
2.05%, 01/26/27 (Call 12/26/26)	430	381,201

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.45%, 08/17/26 (Call 05/17/26)	$128	$117,515
2.80%, 05/04/26 (Call 02/04/26)	142	132,153
3.00%, 10/30/28 (Call 07/30/28)	206	176,908
3.25%, 05/16/27 (Call 02/16/27)(a)	218	199,463
3.30%, 08/23/29 (Call 05/23/29)	295	250,531
3.40%, 01/29/28 (Call 10/29/27)	353	320,466
3.44%, 02/07/28 (Call 02/07/27), (3-mo. SOFR + 1.331%)(b)	361	332,650
3.85%, 04/28/28(a)	260	240,791
3.99%, 06/13/28 (Call 06/13/27), (1-day SOFR + 1.151%)(a)(b)	190	176,839
4.29%, 06/13/33 (Call 06/13/32), (1-day SOFR + 1.418%)(b)	165	141,909
4.41%, 07/24/26 (Call 07/24/25), (1-day SOFR + 1.345%)(b)	335	325,306
4.54%, 02/01/29 (Call 02/01/28), (1-day SOFR + 1.168%)(b)	205	192,318
4.60%, 07/26/30 (Call 07/26/29), (1-day SOFR + 1.755%)(b)	215	198,235
4.71%, 02/01/34 (Call 02/01/33), (1-day SOFR + 1.511%)(b)	265	232,695
4.95%, 04/26/27 (Call 04/26/26), (1-day SOFR + 1.026%)(b)	365	354,707
4.97%, 04/26/34 (Call 04/26/33), (1-day SOFR + 1.606%)(b)	280	251,274
5.15%, 05/22/26 (Call 05/22/25), (1-day SOFR + 1.067%)(b)	270	266,394
5.22%, 11/21/25 (Call 11/21/24), (1-day SOFR + 0.800%)(b)	305	302,544
5.80%, 10/25/28 (Call 10/25/27), (1-day SOFR + 1.802%)(b)	305	301,073
5.83%, 10/25/33 (Call 10/25/32), (1-day SOFR + 2.074%)(b)	550	526,975
6.32%, 10/25/29 (Call 10/25/28), (1-day SOFR + 1.598%)(b)	250	251,913
6.47%, 10/25/34 (Call 10/25/33), (1-day SOFR + 1.845%)(b)	250	250,742
Series G, 3.00%, 02/24/25 (Call 01/24/25)	508	489,642
Bank of Nova Scotia (The) 1.05%, 03/02/26	485	432,347
1.30%, 06/11/25	495	459,023
1.30%, 09/15/26 (Call 06/15/26)	375	328,878
1.35%, 06/24/26	325	288,204
1.45%, 01/10/25	540	511,816
1.95%, 02/02/27	295	260,130
2.15%, 08/01/31	235	174,602
2.20%, 02/03/25	376	358,677
2.45%, 02/02/32	220	165,259
2.70%, 08/03/26	459	421,188
2.95%, 03/11/27	245	222,314
3.45%, 04/11/25	660	636,015
4.75%, 02/02/26	100	97,358
4.85%, 02/01/30	545	500,744
5.25%, 12/06/24	15	14,874
5.25%, 06/12/28	280	268,378
5.45%, 06/12/25(a)	5	4,949
Canadian Imperial Bank of Commerce 0.95%, 10/23/25(a)	210	190,587
1.25%, 06/22/26 (Call 05/22/26)	300	265,685
2.25%, 01/28/25	513	489,867
3.30%, 04/07/25	605	582,090

Security	Par (000)	Value

Banks (continued)
3.45%, 04/07/27 (Call 03/07/27)	$510	$466,234
3.60%, 04/07/32 (Call 03/07/32)(a)	225	184,934
3.95%, 08/04/25	540	521,408
5.00%, 04/28/28 (Call 03/28/28)	445	423,843
5.14%, 04/28/25	295	291,051
5.93%, 10/02/26	205	204,641
5.99%, 10/03/28 (Call 09/03/28)	205	202,477
6.09%, 10/03/33 (Call 07/03/33)	150	144,449
Citibank NA 5.80%, 09/29/28 (Call 08/29/28)	80	79,005
5.86%, 09/29/25 (Call 08/29/25)	60	60,081
Citigroup Inc.
1.12%, 01/28/27 (Call 01/28/26), (1-day SOFR + 0.765%)(b)	845	751,113
1.28%, 11/03/25 (Call 11/03/24), (1-day SOFR + 0.528%)(b)	365	345,401
1.46%, 06/09/27 (Call 06/09/26), (1-day SOFR + 0.770%)(b)	886	779,684
2.01%, 01/25/26 (Call 01/25/25), (1-day SOFR + 0.694%)(b)	710	670,339
2.52%, 11/03/32 (Call 11/03/31), (1-day SOFR + 1.177%)(b)	615	457,494
2.56%, 05/01/32 (Call 05/01/31), (1-day SOFR + 1.167%)(b)	1,040	789,547
2.57%, 06/03/31 (Call 06/03/30), (1-day SOFR + 2.107%)(b)	1,168	914,388
2.67%, 01/29/31 (Call 01/29/30), (1-day SOFR + 1.146%)(b)	746	594,698
2.90%, 11/03/42 (Call 11/03/41), (1-day SOFR + 1.379%)(b)	360	220,696
2.98%, 11/05/30 (Call 11/05/29), (1-day SOFR + 1.422%)(b)	818	671,114
3.06%, 01/25/33 (Call 01/25/32), (1-day SOFR + 1.351%)(b)	1,115	858,683
3.07%, 02/24/28 (Call 02/24/27), (1-day SOFR + 1.280%)(b)	885	796,697
3.11%, 04/08/26 (Call 04/08/25), (1-day SOFR + 2.842%)(b)	988	942,542
3.20%, 10/21/26 (Call 07/21/26)	969	894,150
3.29%, 03/17/26 (Call 03/17/25), (1-day SOFR + 1.528%)(b)	635	607,978
3.30%, 04/27/25	539	518,708
3.40%, 05/01/26	705	662,956
3.52%, 10/27/28 (Call 10/27/27), (3-mo. SOFR + 1.412%)(b)	706	634,461
3.67%, 07/24/28 (Call 07/24/27), (3-mo. SOFR + 1.652%)(b)	764	692,596
3.70%, 01/12/26	685	651,782
3.79%, 03/17/33 (Call 03/17/32), (1-day SOFR + 1.939%)(b)	1,090	885,561
3.88%, 01/24/39 (Call 01/24/38), (3-mo. SOFR + 1.430%)(b)	386	289,754
3.89%, 01/10/28 (Call 01/10/27), (3-mo. SOFR + 1.825%)(b)	841	779,768
3.98%, 03/20/30 (Call 03/20/29), (3-mo. SOFR + 1.600%)(b)	830	733,689
4.08%, 04/23/29 (Call 04/23/28), (3-mo. SOFR + 1.454%)(b)	684	621,742
4.28%, 04/24/48 (Call 04/24/47), (3-mo. SOFR + 2.101%)(a)(b)	386	283,384

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
4.41%, 03/31/31 (Call 03/31/30), (1-day SOFR + 3.914%)(b)	$1,329	$1,174,439
4.65%, 07/30/45	279	214,174
4.65%, 07/23/48 (Call 06/23/48)(a)	878	674,902
4.66%, 05/24/28 (Call 05/24/27), (1-day SOFR + 1.887%)(b)	540	511,274
4.91%, 05/24/33 (Call 05/24/32), (1-day SOFR + 2.086%)(a)(b)	860	761,671
5.32%, 03/26/41 (Call 03/26/40), (1-day SOFR + 4.548%)(b)	500	431,707
5.61%, 09/29/26 (Call 09/29/25), (1-day SOFR + 1.546%)(b)	865	853,802
5.88%, 01/30/42	355	328,926
6.27%, 11/17/33 (Call 11/17/32), (1-day SOFR + 2.338%)(a)(b)	1,090	1,058,695
8.13%, 07/15/39	698	787,033
Commonwealth Bank of Australia, 5.50%, 09/12/25	315	314,564
Commonwealth Bank of Australia/New York NY 5.08%, 01/10/25	335	333,414
5.32%, 03/13/26	105	104,379
Cooperatieve Rabobank UA 5.25%, 05/24/41	556	507,956
5.50%, 07/18/25	350	347,742
5.50%, 10/05/26	20	19,845
Cooperatieve Rabobank UA/NY 1.38%, 01/10/25	300	284,717
3.38%, 05/21/25	445	428,558
5.00%, 01/13/25	445	440,640
Credit Suisse AG/New York NY 1.25%, 08/07/26	480	418,481
2.95%, 04/09/25	605	574,469
3.70%, 02/21/25	540	520,006
5.00%, 07/09/27(a)	510	486,655
7.50%, 02/15/28	695	721,443
7.95%, 01/09/25	445	451,289
Deutsche Bank AG/New York NY 1.69%, 03/19/26	315	283,873
4.16%, 05/13/25	255	247,501
Fifth Third Bank NA 2.25%, 02/01/27 (Call 01/01/27)	255	222,126
3.95%, 07/28/25 (Call 06/28/25)	280	268,506
Goldman Sachs Group Inc. (The)
0.86%, 02/12/26 (Call 02/12/25), (1-day SOFR + 0.609%)(b)	397	368,215
1.09%, 12/09/26 (Call 12/09/25), (1-day SOFR + 0.789%)(b)	620	553,237
1.43%, 03/09/27 (Call 03/09/26), (1-day SOFR + 0.798%)(b)	910	807,843
1.54%, 09/10/27 (Call 09/10/26), (1-day SOFR + 0.818%)(b)	852	740,768
1.95%, 10/21/27 (Call 10/21/26), (1-day SOFR + 0.913%)(b)	1,295	1,135,642
1.99%, 01/27/32 (Call 01/27/31), (1-day SOFR + 1.090%)(b)	830	609,260
2.38%, 07/21/32 (Call 07/21/31), (1-day SOFR + 1.248%)(b)	1,067	792,649
2.60%, 02/07/30 (Call 11/07/29)	951	763,436
2.62%, 04/22/32 (Call 04/22/31), (1-day SOFR + 1.281%)(b)	1,285	979,003
2.64%, 02/24/28 (Call 02/24/27), (1-day SOFR + 1.114%)(b)	1,075	952,370

Security	Par (000)	Value

Banks (continued)
2.65%, 10/21/32 (Call 10/21/31), (1-day SOFR + 1.264%)(b)	$1,025	$770,845
2.91%, 07/21/42 (Call 07/21/41), (1-day SOFR + 1.472%)(b)	452	278,609
3.10%, 02/24/33 (Call 02/24/32), (1-day SOFR + 1.410%)(b)	1,590	1,235,417
3.21%, 04/22/42 (Call 04/22/41), (1-day SOFR + 1.513%)(b)	752	488,827
3.44%, 02/24/43 (Call 02/24/42), (1-day SOFR + 1.632%)(a)(b)	600	395,970
3.50%, 01/23/25 (Call 10/23/24)	649	628,650
3.50%, 04/01/25 (Call 03/01/25)(a)	1,038	999,140
3.50%, 11/16/26 (Call 11/16/25)	851	789,068
3.62%, 03/15/28 (Call 03/15/27), (1-day SOFR + 1.846%)(b)	905	828,252
3.69%, 06/05/28 (Call 06/05/27), (3-mo. SOFR + 1.772%)(b)	660	602,148
3.75%, 05/22/25 (Call 02/22/25)	759	731,580
3.75%, 02/25/26 (Call 11/25/25)	600	569,238
3.80%, 03/15/30 (Call 12/15/29)	1,128	974,430
3.81%, 04/23/29 (Call 04/23/28), (3-mo. SOFR + 1.420%)(b)	838	752,683
3.85%, 01/26/27 (Call 01/26/26)	927	863,388
4.02%, 10/31/38 (Call 10/31/37), (3-mo. SOFR + 1.635%)(b)	718	543,715
4.22%, 05/01/29 (Call 05/01/28), (3-mo. SOFR + 1.563%)(b)	1,177	1,073,517
4.39%, 06/15/27 (Call 06/15/26), (1-day SOFR + 1.510%)(b)	250	238,755
4.41%, 04/23/39 (Call 04/23/38), (3-mo. SOFR + 1.692%)(b)	715	566,312
4.48%, 08/23/28 (Call 08/23/27), (1-day SOFR + 1.725%)(b)	830	777,097
4.75%, 10/21/45 (Call 04/21/45)	660	527,409
4.80%, 07/08/44 (Call 01/08/44)	588	465,747
5.70%, 11/01/24	655	652,758
5.80%, 08/10/26 (Call 08/10/25), (1-day SOFR + 1.075%)(b)	530	524,525
6.13%, 02/15/33(a)	393	389,804
6.25%, 02/01/41(a)	994	962,176
6.48%, 10/24/29 (Call 10/24/28), (1-day SOFR + 1.770%)(b)	900	899,482
6.56%, 10/24/34 (Call 10/24/33), (1-day SOFR + 1.950%)(b)	500	497,231
HSBC Bank USA NA/New York, 7.00%, 01/15/39	275	274,185
HSBC Holdings PLC
1.59%, 05/24/27 (Call 05/24/26), (1-day SOFR + 1.290%)(b)	675	594,486
1.65%, 04/18/26 (Call 04/18/25), (1-day SOFR + 1.538%)(b)	778	723,631
2.01%, 09/22/28 (Call 09/22/27), (1-day SOFR + 1.732%)(b)	620	520,600
2.10%, 06/04/26 (Call 06/04/25), (1-day SOFR + 1.929%)(b)	720	670,542
2.21%, 08/17/29 (Call 08/17/28), (1-day SOFR + 1.285%)(b)	655	532,267
2.25%, 11/22/27 (Call 11/22/26), (1-day SOFR + 1.100%)(b)	850	745,209
2.36%, 08/18/31 (Call 08/18/30), (1-day SOFR + 1.947%)(b)	530	399,206

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.63%, 11/07/25 (Call 11/07/24), (3-mo. SOFR + 1.401%)(b)	$786	$753,622
2.80%, 05/24/32 (Call 05/24/31), (1-day SOFR + 1.187%)(b)	970	729,512
2.85%, 06/04/31 (Call 06/04/30), (1-day SOFR + 2.387%)(b)	525	412,100
2.87%, 11/22/32 (Call 11/22/31), (1-day SOFR + 1.410%)(a)(b)	635	473,623
3.00%, 03/10/26 (Call 03/10/25), (1-day SOFR + 1.430%)(b)	500	476,714
3.90%, 05/25/26(a)	890	840,061
3.97%, 05/22/30 (Call 05/22/29), (3-mo. SOFR + 1.872%)(b)	1,058	913,906
4.04%, 03/13/28 (Call 03/13/27), (3-mo. SOFR + 1.808%)(b)	878	806,507
4.18%, 12/09/25 (Call 12/09/24), (1-day SOFR + 1.510%)(b)	535	520,840
4.29%, 09/12/26 (Call 09/12/25), (3-mo. SOFR + 1.609%)(b)	905	868,321
4.30%, 03/08/26	1,062	1,017,135
4.58%, 06/19/29 (Call 06/19/28), (3-mo. SOFR + 1.796%)(b)	1,003	913,945
4.76%, 06/09/28 (Call 06/09/27), (1-day SOFR + 2.110%)(b)	760	711,507
4.95%, 03/31/30	903	829,679
5.21%, 08/11/28 (Call 08/11/27), (1-day SOFR + 2.610%)(b)	660	629,036
5.40%, 08/11/33 (Call 08/11/32), (1-day SOFR + 2.870%)(a)(b)	761	683,266
5.89%, 08/14/27 (Call 08/14/26), (1-day SOFR + 1.570%)(b)	715	702,385
6.10%, 01/14/42(a)	290	278,926
6.16%, 03/09/29 (Call 03/09/28), (1-day SOFR + 1.970%)(b)	550	538,411
6.25%, 03/09/34 (Call 03/09/33), (1-day SOFR + 2.390%)(b)	815	773,298
6.33%, 03/09/44 (Call 03/09/43), (1-day SOFR + 2.650%)(b)	935	867,227
7.34%, 11/03/26 (Call 11/03/25), (1-day SOFR + 3.030%)(b)	720	732,426
7.39%, 11/03/28 (Call 11/03/27), (1-day SOFR + 3.350%)(b)	730	748,841
HSBC USA Inc., 5.63%, 03/17/25	325	322,907
Huntington National Bank (The)
4.55%, 05/17/28 (Call 05/17/27), (1-day SOFR + 1.650%)(b)	290	266,600
5.65%, 01/10/30 (Call 11/10/29)	310	283,808
5.70%, 11/18/25 (Call 11/18/24), (1-day SOFR + 1.215%)(b)	340	330,231
ING Groep NV
1.73%, 04/01/27 (Call 04/01/26), (1-day SOFR + 1.005%)(b)	710	633,981
2.73%, 04/01/32 (Call 04/01/31), (1-day SOFR + 1.316%)(b)	253	193,535
3.87%, 03/28/26 (Call 03/28/25), (1-day SOFR + 1.640%)(b)	400	385,513
3.95%, 03/29/27	470	435,007
4.02%, 03/28/28 (Call 03/28/27), (1-day SOFR + 1.830%)(b)	400	368,119
4.05%, 04/09/29	365	326,193

Security	Par (000)	Value

Banks (continued)
4.25%, 03/28/33 (Call 03/28/32), (1-day SOFR + 2.070%)(b)	$295	$247,103
4.55%, 10/02/28	295	272,238
6.08%, 09/11/27 (Call 09/11/26), (1-day SOFR + 1.560%)(b)	200	198,155
6.11%, 09/11/34 (Call 09/11/33), (1-day SOFR + 2.090%)(b)	450	421,456
JPMorgan Chase & Co.
1.04%, 02/04/27 (Call 02/04/26), (3-mo. SOFR + 0.695%)(b)	245	217,748
1.05%, 11/19/26 (Call 11/19/25), (1-day SOFR + 0.800%)(b)	565	508,278
1.47%, 09/22/27 (Call 09/22/26), (1-day SOFR + 0.765%)(b)	535	465,928
1.56%, 12/10/25 (Call 12/10/24), (1-day SOFR + 0.605%)(b)	450	425,975
1.58%, 04/22/27 (Call 04/22/26), (1-day SOFR + 0.885%)(b)	675	601,954
1.76%, 11/19/31 (Call 11/19/30), (3-mo. SOFR + 1.105%)(b)	275	203,196
1.95%, 02/04/32 (Call 02/04/31), (1-day SOFR + 1.065%)(b)	649	482,083
2.01%, 03/13/26 (Call 03/13/25), (3-mo. SOFR + 1.585%)(b)	460	433,958
2.07%, 06/01/29 (Call 06/01/28), (1-day SOFR + 1.015%)(b)	500	415,430
2.08%, 04/22/26 (Call 04/22/25), (1-day SOFR + 1.850%)(b)	740	695,382
2.18%, 06/01/28 (Call 06/01/27), (1-day SOFR + 1.890%)(b)	316	274,612
2.52%, 04/22/31 (Call 04/22/30), (1-day SOFR + 2.040%)(b)	525	417,810
2.53%, 11/19/41 (Call 11/19/40), (3-mo. SOFR + 1.510%)(b)	420	251,132
2.55%, 11/08/32 (Call 11/08/31), (1-day SOFR + 1.180%)(b)	595	450,873
2.58%, 04/22/32 (Call 04/22/31), (3-mo. SOFR + 1.250%)(b)	610	470,898
2.60%, 02/24/26 (Call 02/24/25), (1-day SOFR + 0.915%)(b)	330	314,475
2.74%, 10/15/30 (Call 10/15/29), (3-mo. SOFR + 1.510%)(b)	580	476,263
2.95%, 10/01/26 (Call 07/01/26)	687	635,617
2.95%, 02/24/28 (Call 02/24/27), (1-day SOFR + 1.170%)(b)	415	373,540
2.96%, 05/13/31 (Call 05/13/30), (3-mo. SOFR + 2.515%)(b)	571	461,518
2.96%, 01/25/33 (Call 01/25/32), (1-day SOFR + 1.260%)(b)	695	541,532
3.11%, 04/22/41 (Call 04/22/40), (3-mo. SOFR + 2.460%)(b)	330	219,122
3.11%, 04/22/51 (Call 04/22/50), (1-day SOFR + 2.440%)(a)(b)	520	306,462
3.13%, 01/23/25 (Call 10/23/24)	555	536,945
3.16%, 04/22/42 (Call 04/22/41), (1-day SOFR + 1.460%)(b)	330	217,255
3.20%, 06/15/26 (Call 03/15/26)	515	482,639
3.30%, 04/01/26 (Call 01/01/26)	638	601,049
3.33%, 04/22/52 (Call 04/22/51), (1-day SOFR + 1.580%)(b)	740	453,816

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.51%, 01/23/29 (Call 01/23/28), (3-mo. SOFR + 1.207%)(b)	$445	$398,921
3.54%, 05/01/28 (Call 05/01/27), (3-mo. SOFR + 1.642%)(b)	483	441,503
3.63%, 12/01/27 (Call 12/01/26)(a)	387	353,248
3.70%, 05/06/30 (Call 05/06/29), (3-mo. SOFR + 1.422%)(b)	501	439,335
3.78%, 02/01/28 (Call 02/01/27), (3-mo. SOFR + 1.599%)(b)	579	536,791
3.88%, 07/24/38 (Call 07/24/37), (3-mo. SOFR + 1.622%)(b)	526	402,462
3.90%, 07/15/25 (Call 04/15/25)	572	554,273
3.90%, 01/23/49 (Call 01/23/48), (3-mo. SOFR + 1.482%)(b)	375	259,340
3.96%, 01/29/27 (Call 01/29/26), (3-mo. SOFR + 1.507%)(b)	340	323,994
3.96%, 11/15/48 (Call 11/15/47), (3-mo. SOFR + 1.642%)(b)	710	496,344
4.01%, 04/23/29 (Call 04/23/28), (3-mo. SOFR + 1.382%)(b)	465	423,426
4.03%, 07/24/48 (Call 07/24/47), (3-mo. SOFR + 1.722%)(b)	333	236,085
4.08%, 04/26/26 (Call 04/26/25), (1-day SOFR + 1.320%)(b)	640	620,275
4.13%, 12/15/26	405	382,381
4.20%, 07/23/29 (Call 07/23/28), (3-mo. SOFR + 1.522%)(a)(b)	505	462,860
4.25%, 10/01/27	255	240,399
4.26%, 02/22/48 (Call 02/22/47), (3-mo. SOFR + 1.842%)(b)	378	279,252
4.32%, 04/26/28 (Call 04/26/27), (1-day SOFR + 1.560%)(b)	460	432,049
4.45%, 12/05/29 (Call 12/05/28), (3-mo. SOFR + 1.592%)(b)	505	464,342
4.49%, 03/24/31 (Call 03/24/30), (3-mo. SOFR + 3.790%)(b)	660	595,296
4.57%, 06/14/30 (Call 06/14/29), (1-day SOFR + 1.750%)(b)	385	353,445
4.59%, 04/26/33 (Call 04/26/32), (1-day SOFR + 1.800%)(b)	515	452,680
4.85%, 07/25/28 (Call 07/25/27), (1-day SOFR + 1.990%)(b)	710	678,287
4.85%, 02/01/44	153	127,559
4.91%, 07/25/33 (Call 07/25/32), (1-day SOFR + 2.080%)(b)	875	786,510
4.95%, 06/01/45(a)	325	267,359
5.30%, 07/24/29 (Call 07/24/28), (1-day SOFR + 1.450%)(b)	620	596,808
5.35%, 06/01/34 (Call 06/01/33), (1-day SOFR + 1.845%)(b)	910	838,890
5.40%, 01/06/42	244	219,485
5.50%, 10/15/40	330	300,454
5.55%, 12/15/25 (Call 12/15/24), (1-day SOFR + 1.070%)(b)	540	535,987
5.60%, 07/15/41	308	283,423
5.63%, 08/16/43(a)	215	194,215
5.72%, 09/14/33 (Call 09/14/32), (1-day SOFR + 2.580%)(a)(b)	700	656,606
6.07%, 10/22/27 (Call 10/22/26), (1-day SOFR + 1.330%)(b)	305	304,603

Security	Par (000)	Value

Banks (continued)
6.09%, 10/23/29 (Call 10/23/28), (1-day SOFR + 1.570%)(b)	$280	$278,328
6.25%, 10/23/34 (Call 10/23/33), (1-day SOFR + 1.810%)(a)(b)	480	473,387
6.40%, 05/15/38	447	451,497
7.63%, 10/15/26	190	198,520
8.00%, 04/29/27	209	221,970
Lloyds Banking Group PLC
1.63%, 05/11/27 (Call 05/11/26), (1-year CMT + 0.850%)(b)	410	363,060
2.44%, 02/05/26 (Call 02/05/25), (1-year CMT + 1.000%)(b)	425	402,911
3.51%, 03/18/26 (Call 03/18/25), (1-year CMT + 1.600%)(b)	465	445,781
3.57%, 11/07/28 (Call 11/07/27), (3-mo. LIBOR US + 1.205%)(b)	650	577,003
3.75%, 01/11/27	455	418,365
3.75%, 03/18/28 (Call 03/18/27), (1-year CMT + 1.800%)(b)	345	314,355
4.38%, 03/22/28	505	463,157
4.45%, 05/08/25	635	616,908
4.55%, 08/16/28	370	341,357
4.72%, 08/11/26 (Call 08/11/25), (1-year CMT + 1.750%)(b)	455	440,978
4.98%, 08/11/33 (Call 08/11/32), (1-year CMT + 2.300%)(b)	355	308,260
5.87%, 03/06/29 (Call 03/06/28), (1-year CMT + 1.700%)(b)	330	319,144
5.99%, 08/07/27 (Call 08/07/26), (1-year CMT + 1.480%)(b)	450	443,303
Manufacturers & Traders Trust Co. 2.90%, 02/06/25 (Call 01/06/25)	55	52,192
4.65%, 01/27/26 (Call 12/27/25)	300	283,144
4.70%, 01/27/28 (Call 12/27/27)	285	258,075
Mitsubishi UFJ Financial Group Inc. 1.41%, 07/17/25	635	586,666
1.54%, 07/20/27 (Call 07/20/26), (1-year CMT + 0.750%)(b)	805	710,385
1.64%, 10/13/27 (Call 10/13/26), (1-year CMT + 0.670%)(b)	515	451,805
2.05%, 07/17/30	320	244,431
2.19%, 02/25/25	840	798,154
2.31%, 07/20/32 (Call 07/20/31), (1-year CMT + 0.950%)(b)	720	537,615
2.34%, 01/19/28 (Call 01/19/27), (1-year CMT + 0.830%)(b)	530	468,704
2.49%, 10/13/32 (Call 10/13/31), (1-year CMT + 0.970%)(b)	300	225,735
2.56%, 02/25/30	414	332,228
2.76%, 09/13/26	260	237,499
2.85%, 01/19/33 (Call 01/19/32), (1-year CMT + 1.100%)(b)	445	341,847
3.20%, 07/18/29	450	383,370
3.29%, 07/25/27(a)	347	316,171
3.68%, 02/22/27	452	421,174
3.74%, 03/07/29	555	497,179
3.75%, 07/18/39	660	495,583
3.78%, 03/02/25	204	197,853
3.84%, 04/17/26 (Call 04/17/25), (1-year CMT + 1.125%)(b)	205	198,020
3.85%, 03/01/26	650	619,005

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.96%, 03/02/28	$457	$423,183
4.05%, 09/11/28	366	336,443
4.08%, 04/19/28 (Call 04/19/27), (1-year CMT + 1.300%)(b)	335	311,997
4.15%, 03/07/39(a)	12	9,501
4.29%, 07/26/38(a)	10	8,088
4.32%, 04/19/33 (Call 04/19/32), (1-year CMT + 1.550%)(b)	215	186,175
5.02%, 07/20/28 (Call 07/20/27), (1-year CMT + 1.950%)(b)	525	503,041
5.13%, 07/20/33 (Call 07/20/32), (1-year CMT + 2.125%)(b)	505	461,288
5.24%, 04/19/29 (Call 04/19/28), (1-year CMT + 1.700%)(b)	210	201,794
5.35%, 09/13/28 (Call 09/13/27), (1-year CMT + 1.900%)(b)	550	532,211
5.41%, 04/19/34 (Call 04/19/33), (1-year CMT + 1.970%)(b)	185	171,836
5.42%, 02/22/29 (Call 02/22/28), (1-year CMT + 1.380%)(b)	355	343,606
5.44%, 02/22/34 (Call 02/22/33), (1-year CMT + 1.630%)(b)	305	283,930
5.47%, 09/13/33 (Call 09/13/32), (1-year CMT + 2.125%)(b)	340	317,604
5.48%, 02/22/31 (Call 02/22/30), (1-year CMT + 1.530%)(b)	340	323,297
5.54%, 04/17/26 (Call 04/17/25), (1-year CMT + 1.500%)(b)	310	306,848
5.72%, 02/20/26 (Call 02/20/25), (1-year CMT + 1.080%)(b)	380	377,583
Mizuho Financial Group Inc.
1.23%, 05/22/27 (Call 05/22/26), (1-year CMT + 0.670%)(b)	480	423,149
1.55%, 07/09/27 (Call 07/09/26), (1-year CMT + 0.750%)(b)	375	331,018
1.98%, 09/08/31 (Call 09/08/30), (3-mo. SOFR + 1.532%)(b)	270	200,435
2.17%, 05/22/32 (Call 05/22/31), (1-year CMT + 0.870%)(b)	230	168,696
2.20%, 07/10/31 (Call 07/10/30), (3-mo. SOFR + 1.772%)(b)	275	208,894
2.23%, 05/25/26 (Call 05/25/25), (3-mo. SOFR + 1.092%)(b)	200	187,653
2.26%, 07/09/32 (Call 07/09/31), (1-year CMT + 0.900%)(b)	220	161,789
2.59%, 05/25/31 (Call 05/25/30), (3-mo. SOFR + 1.332%)(b)	205	160,751
2.65%, 05/22/26 (Call 05/22/25), (1-year CMT + 0.900%)(b)	260	245,466
2.84%, 09/13/26	375	343,047
2.87%, 09/13/30 (Call 09/13/29), (3-mo. SOFR + 1.572%)(b)	260	213,812
3.15%, 07/16/30 (Call 07/16/29), (3-mo. SOFR + 1.392%)(b)	340	285,493
3.17%, 09/11/27	396	355,416
3.26%, 05/22/30 (Call 05/22/29), (1-year CMT + 1.250%)(b)	225	191,552
3.66%, 02/28/27	222	205,377
4.02%, 03/05/28	415	382,538
4.25%, 09/11/29 (Call 09/11/28), (3-mo. SOFR + 1.532%)(b)	335	304,759

Security	Par (000)	Value

Banks (continued)
5.41%, 09/13/28 (Call 09/13/27), (1-year CMT + 2.050%)(b)	$320	$310,135
5.67%, 05/27/29 (Call 05/27/28), (1-year CMT + 1.500%)(b)	150	145,882
5.67%, 09/13/33 (Call 09/13/32), (1-year CMT + 2.400%)(b)	270	251,643
5.74%, 05/27/31 (Call 05/27/30), (1-year CMT + 1.650%)(b)	225	214,272
5.75%, 05/27/34 (Call 05/27/33), (1-year CMT + 1.800%)(b)	320	298,981
5.75%, 07/06/34 (Call 07/06/33), (1-year CMT + 1.900%)(b)	455	422,965
5.78%, 07/06/29 (Call 07/06/28), (1-year CMT + 1.650%)(b)	405	395,498
Morgan Stanley
0.99%, 12/10/26 (Call 12/10/25), (1-day SOFR + 0.720%)(b)	827	735,866
1.51%, 07/20/27 (Call 07/20/26), (1-day SOFR + 0.858%)(b)	807	708,362
1.59%, 05/04/27 (Call 05/04/26), (1-day SOFR + 0.879%)(b)	862	765,548
1.79%, 02/13/32 (Call 02/13/31), (1-day SOFR + 1.034%)(b)	860	622,284
1.93%, 04/28/32 (Call 04/28/31), (1-day SOFR + 1.020%)(b)	613	444,371
2.19%, 04/28/26 (Call 04/28/25), (1-day SOFR + 1.990%)(b)	890	837,063
2.24%, 07/21/32 (Call 07/21/31), (1-day SOFR + 1.178%)(b)	1,024	755,550
2.48%, 01/21/28 (Call 01/21/27), (1-day SOFR + 1.000%)(b)	625	553,833
2.51%, 10/20/32 (Call 10/20/31), (1-day SOFR + 1.200%)(b)	725	542,293
2.63%, 02/18/26 (Call 02/18/25), (1-day SOFR + 0.940%)(b)	465	442,730
2.70%, 01/22/31 (Call 01/22/30), (1-day SOFR + 1.143%)(b)	951	764,485
2.80%, 01/25/52 (Call 01/25/51), (1-day SOFR + 1.430%)(b)	610	336,357
2.94%, 01/21/33 (Call 01/21/32), (1-day SOFR + 1.290%)(b)	740	567,729
3.13%, 07/27/26	883	817,041
3.22%, 04/22/42 (Call 04/22/41), (1-day SOFR + 1.485%)(b)	597	394,190
3.59%, 07/22/28 (Call 07/22/27)(b)	855	774,728
3.62%, 04/01/31 (Call 04/01/30), (1-day SOFR + 3.120%)(b)	760	643,742
3.63%, 01/20/27(a)	763	708,736
3.77%, 01/24/29 (Call 01/24/28), (3-mo. SOFR + 1.402%)(b)	772	695,749
3.88%, 01/27/26	961	916,333
3.97%, 07/22/38 (Call 07/22/37)(b)	679	514,017
4.00%, 07/23/25	902	873,054
4.21%, 04/20/28 (Call 04/20/27), (1-day SOFR + 1.610%)(b)	570	531,542
4.30%, 01/27/45	770	578,649
4.38%, 01/22/47	730	544,909
4.43%, 01/23/30 (Call 01/23/29), (3-mo. SOFR + 1.890%)(b)	842	766,527
4.46%, 04/22/39 (Call 04/22/38), (3-mo. SOFR + 1.693%)(b)	215	172,168

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
4.68%, 07/17/26 (Call 07/17/25), (1-day SOFR + 1.669%)(b)	$560	$544,044
4.89%, 07/20/33 (Call 07/20/32), (1-day SOFR + 2.076%)(b)	590	522,263
5.05%, 01/28/27 (Call 01/28/26), (1-day SOFR + 1.295%)(b)	520	507,585
5.12%, 02/01/29 (Call 02/01/28), (1-day SOFR + 1.730%)(b)	590	561,899
5.16%, 04/20/29 (Call 04/20/28), (1-day SOFR + 1.590%)(b)	810	770,086
5.25%, 04/21/34 (Call 04/21/33), (1-day SOFR + 1.870%)(b)	985	887,432
5.42%, 07/21/34 (Call 07/21/33), (1-day SOFR + 1.880%)(b)	760	693,614
5.45%, 07/20/29 (Call 07/20/28), (1-day SOFR + 1.630%)(b)	755	725,907
5.60%, 03/24/51 (Call 03/24/50), (1-day SOFR + 4.840%)(b)	621	554,993
6.14%, 10/16/26 (Call 10/16/25), (1-day SOFR + 1.770%)(b)	235	234,384
6.25%, 08/09/26	310	310,347
6.30%, 10/18/28 (Call 10/18/27), (1-day SOFR + 2.240%)(b)	485	484,200
6.34%, 10/18/33 (Call 10/18/32), (1-day SOFR + 2.560%)(b)	1,290	1,264,585
6.38%, 07/24/42	587	581,342
6.41%, 11/01/29 (Call 11/01/28), (1-day SOFR + 1.830%)(b)	240	239,819
6.63%, 11/01/34 (Call 11/01/33), (1-day SOFR + 2.050%)(b)	400	399,400
7.25%, 04/01/32	346	369,137
Morgan Stanley Bank NA 4.75%, 04/21/26 (Call 03/21/26)	375	365,871
5.48%, 07/16/25 (Call 06/16/25)	395	393,149
5.88%, 10/30/26 (Call 09/30/26)	500	499,779
National Australia Bank Ltd./New York 2.50%, 07/12/26	315	290,702
3.38%, 01/14/26	295	281,023
3.50%, 06/09/25	315	304,881
3.91%, 06/09/27	415	389,602
4.90%, 06/13/28	320	307,929
4.94%, 01/12/28	265	256,289
4.97%, 01/12/26	545	538,293
5.13%, 11/22/24	235	233,618
5.20%, 05/13/25	120	119,295
National Bank of Canada, 5.25%, 01/17/25	200	198,299
NatWest Group PLC
1.64%, 06/14/27 (Call 06/14/26), (1-year CMT + 0.900%)(b)	475	417,667
3.07%, 05/22/28 (Call 05/22/27), (1-year CMT + 2.550%)(b)	240	212,307
4.45%, 05/08/30 (Call 05/08/29), (3-mo. LIBOR US + 1.871%)(b)	425	376,732
4.80%, 04/05/26	475	457,524
4.89%, 05/18/29 (Call 05/18/28), (3-mo. LIBOR US + 1.754%)(b)	530	490,222
5.08%, 01/27/30 (Call 01/27/29), (3-mo. LIBOR US + 1.905%)(b)	690	633,321
5.52%, 09/30/28 (Call 09/30/27), (1-year CMT + 2.270%)(b)	330	315,519

Security	Par (000)	Value

Banks (continued)
5.81%, 09/13/29 (Call 09/13/28), (1-year CMT + 1.950%)(b)	$260	$249,050
5.85%, 03/02/27 (Call 03/02/26), (1-year CMT + 1.350%)(b)	400	393,207
6.02%, 03/02/34 (Call 03/02/33), (1-year CMT + 2.100%)(a)(b)	390	363,014
7.47%, 11/10/26 (Call 11/10/25), (1-year CMT + 2.850%)(b)	615	625,569
Northern Trust Corp. 1.95%, 05/01/30 (Call 02/01/30)	425	328,984
3.15%, 05/03/29 (Call 02/03/29)	205	179,530
3.65%, 08/03/28 (Call 05/03/28)(a)	210	191,852
3.95%, 10/30/25(a)	430	414,992
4.00%, 05/10/27 (Call 04/10/27)	355	333,472
6.13%, 11/02/32 (Call 08/02/32)	325	313,059
PNC Bank NA 2.70%, 10/22/29	300	237,697
2.95%, 02/23/25 (Call 01/24/25)	330	316,315
3.10%, 10/25/27 (Call 09/25/27)	330	293,890
3.25%, 06/01/25 (Call 05/02/25)	345	329,563
3.25%, 01/22/28 (Call 12/23/27)	255	227,755
3.30%, 10/30/24 (Call 09/30/24)	107	104,216
3.88%, 04/10/25 (Call 03/10/25)	335	323,419
4.05%, 07/26/28	400	355,980
4.20%, 11/01/25 (Call 10/02/25)	205	196,512
PNC Financial Services Group Inc. (The) 1.15%, 08/13/26 (Call 07/13/26)(a)	205	180,038
2.20%, 11/01/24 (Call 10/02/24)	241	231,800
2.31%, 04/23/32 (Call 04/23/31), (1-day SOFR + 0.979%)(a)(b)	378	282,440
2.55%, 01/22/30 (Call 10/24/29)	650	515,098
2.60%, 07/23/26 (Call 05/23/26)	300	275,683
3.15%, 05/19/27 (Call 04/19/27)	290	262,041
3.45%, 04/23/29 (Call 01/23/29)	556	480,215
4.63%, 06/06/33 (Call 06/06/32), (1-day SOFR + 1.850%)(a)(b)	335	279,273
4.76%, 01/26/27 (Call 01/26/26), (1-day SOFR + 1.085%)(b)	335	322,285
5.07%, 01/24/34 (Call 01/24/33), (1-day SOFR + 1.933%)(b)	570	501,171
5.35%, 12/02/28 (Call 12/02/27), (1-day SOFR + 1.620%)(b)	245	234,169
5.58%, 06/12/29 (Call 06/12/28), (1-day SOFR + 1.841%)(b)	1,084	1,037,772
5.81%, 06/12/26 (Call 06/12/25), (1-day SOFR + 1.322%)(b)	244	240,769
5.94%, 08/18/34 (Call 08/18/33), (1-day SOFR + 1.946%)(b)	355	330,717
6.04%, 10/28/33 (Call 10/28/32), (1-day SOFR + 2.140%)(b)	565	532,000
6.62%, 10/20/27 (Call 10/20/26), (1-day SOFR + 1.730%)(b)	325	325,830
6.88%, 10/20/34 (Call 10/20/33), (1-day SOFR + 2.284%)(b)	645	644,610
Royal Bank of Canada 0.88%, 01/20/26(a)	675	604,832
1.15%, 06/10/25	657	610,444
1.15%, 07/14/26	360	317,214
1.20%, 04/27/26	610	543,984
1.40%, 11/02/26	455	399,223
1.60%, 01/21/25	320	304,279

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.05%, 01/21/27	$250	$221,317
2.25%, 11/01/24	518	499,560
2.30%, 11/03/31	500	376,791
3.38%, 04/14/25	385	371,504
3.63%, 05/04/27	495	458,079
3.88%, 05/04/32	370	310,906
4.24%, 08/03/27	525	492,979
4.65%, 01/27/26	513	497,166
4.88%, 01/12/26	345	337,585
4.90%, 01/12/28	290	278,270
4.95%, 04/25/25	450	443,280
5.00%, 02/01/33	565	510,791
5.00%, 05/02/33	315	283,588
5.20%, 07/20/26	350	344,289
5.20%, 08/01/28	335	322,865
6.00%, 11/01/27	480	479,928
State Street Corp.
1.68%, 11/18/27 (Call 11/18/26), (1-day SOFR + 0.560%)(b)	115	101,995
2.20%, 02/07/28 (Call 02/07/27), (1-day SOFR + 0.730%)(b)	145	128,121
2.20%, 03/03/31	362	270,912
2.35%, 11/01/25 (Call 11/01/24), (1-day SOFR + 0.940%)(b)	323	310,145
2.40%, 01/24/30	355	289,237
2.62%, 02/07/33 (Call 02/07/32), (1-day SOFR + 1.002%)(b)	265	200,782
2.65%, 05/19/26	140	130,253
3.03%, 11/01/34 (Call 11/01/29), (1-day SOFR + 1.490%)(b)	210	173,591
3.30%, 12/16/24	408	396,616
3.55%, 08/18/25	384	368,907
4.14%, 12/03/29 (Call 12/03/28), (3-mo. SOFR + 1.292%)(b)	195	180,099
4.16%, 08/04/33 (Call 08/04/32), (1-day SOFR + 1.726%)(a)(b)	290	245,381
4.42%, 05/13/33 (Call 05/13/32), (1-day SOFR + 1.605%)(a)(b)	165	144,232
4.82%, 01/26/34 (Call 01/26/33), (1-day SOFR + 1.567%)(b)	275	243,488
4.86%, 01/26/26 (Call 01/26/25), (1-day SOFR + 0.604%)(b)	125	122,854
5.10%, 05/18/26 (Call 05/18/25), (1-day SOFR + 1.130%)(b)	415	408,933
5.16%, 05/18/34 (Call 05/18/33), (1-day SOFR + 1.890%)(b)	255	230,734
5.27%, 08/03/26 (Call 07/03/26)	160	157,373
5.75%, 11/04/26 (Call 11/04/25), (1-day SOFR + 1.353%)(b)	90	89,438
5.82%, 11/04/28 (Call 11/04/27), (1-day SOFR + 1.715%)(b)	155	153,261
Sumitomo Mitsui Banking Corp., 3.65%, 07/23/25(a)	55	52,864
Sumitomo Mitsui Financial Group Inc. 0.95%, 01/12/26(a)	350	313,368
1.40%, 09/17/26	740	649,204
1.47%, 07/08/25	825	763,941
1.71%, 01/12/31	205	149,253
1.90%, 09/17/28	735	601,072
2.13%, 07/08/30	540	413,528
2.17%, 01/14/27	210	185,951
2.22%, 09/17/31(a)	270	200,017

Security	Par (000)	Value

Banks (continued)
2.30%, 01/12/41	$115	$67,207
2.35%, 01/15/25	445	425,542
2.47%, 01/14/29	235	195,433
2.63%, 07/14/26	1,064	973,667
2.72%, 09/27/29	225	185,181
2.75%, 01/15/30	445	361,265
3.01%, 10/19/26	555	509,235
3.04%, 07/16/29	739	622,714
3.05%, 01/14/42(a)	90	59,070
3.35%, 10/18/27(a)	295	265,980
3.36%, 07/12/27	529	480,987
3.45%, 01/11/27	407	375,845
3.54%, 01/17/28	280	252,384
3.78%, 03/09/26	84	79,780
3.94%, 07/19/28	291	264,334
4.31%, 10/16/28(a)	215	197,612
5.46%, 01/13/26	175	172,642
5.52%, 01/13/28	610	593,984
5.71%, 01/13/30	420	404,353
5.72%, 09/14/28	270	264,242
5.77%, 01/13/33	735	697,519
5.78%, 07/13/33	230	218,152
5.80%, 07/13/28	220	215,809
5.81%, 09/14/33	265	250,798
5.85%, 07/13/30	230	222,723
5.88%, 07/13/26	225	223,869
Toronto-Dominion Bank (The) 0.75%, 09/11/25	287	261,455
0.75%, 01/06/26	382	341,479
1.15%, 06/12/25	450	416,959
1.20%, 06/03/26	553	489,769
1.25%, 12/13/24	140	132,935
1.25%, 09/10/26	695	611,306
1.45%, 01/10/25	105	99,758
1.95%, 01/12/27(a)	290	256,066
2.00%, 09/10/31	130	96,050
2.45%, 01/12/32	215	161,926
2.80%, 03/10/27	445	401,345
3.20%, 03/10/32	495	393,230
3.63%, 09/15/31 (Call 09/15/26), (5-year USD Swap + 2.205%)(b)	552	507,139
3.77%, 06/06/25	700	676,415
4.11%, 06/08/27	635	595,024
4.46%, 06/08/32	860	749,749
4.69%, 09/15/27	350	333,248
5.10%, 01/09/26(a)	295	290,448
5.16%, 01/10/28	335	322,935
5.52%, 07/17/28	315	306,945
5.53%, 07/17/26	335	331,214
Truist Bank 1.50%, 03/10/25 (Call 02/10/25)	435	406,995
2.15%, 12/06/24 (Call 11/05/24)	310	296,003
2.25%, 03/11/30 (Call 12/11/29)	417	307,752
2.64%, 09/17/29 (Call 09/17/24), (5-year CMT + 1.150%)(b)	322	297,879
3.30%, 05/15/26 (Call 04/15/26)	260	237,880
3.63%, 09/16/25 (Call 08/16/25)	450	424,405
3.80%, 10/30/26 (Call 09/30/26)	357	326,780
4.05%, 11/03/25 (Call 09/03/25)	209	200,588
Truist Financial Corp. 1.13%, 08/03/27 (Call 06/03/27)	335	276,144

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
1.20%, 08/05/25 (Call 07/03/25)	$295	$268,914
1.27%, 03/02/27 (Call 03/02/26), (1-day SOFR + 0.609%)(b)	332	290,539
1.89%, 06/07/29 (Call 06/07/28), (1-day SOFR + 0.862%)(b)	405	324,008
1.95%, 06/05/30 (Call 03/05/30)	348	259,330
3.70%, 06/05/25 (Call 05/05/25)	360	345,378
3.88%, 03/19/29 (Call 02/16/29)(a)	238	203,390
4.00%, 05/01/25 (Call 03/01/25)	312	299,909
4.12%, 06/06/28 (Call 06/06/27), (1-day SOFR + 1.368%)(b)	290	264,056
4.26%, 07/28/26 (Call 07/28/25), (1-day SOFR + 1.456%)(b)	315	301,659
4.87%, 01/26/29 (Call 01/26/28), (1-day SOFR + 1.435%)(b)	405	373,875
4.92%, 07/28/33 (Call 07/28/32), (1-day SOFR + 2.240%)(b)	380	310,914
5.12%, 01/26/34 (Call 01/26/33), (1-day SOFR + 1.852%)(a)(b)	510	438,056
5.87%, 06/08/34 (Call 06/08/33), (1-day SOFR + 2.361%)(b)	430	391,335
5.90%, 10/28/26 (Call 10/28/25), (1-day SOFR + 1.626%)(b)	320	313,435
6.05%, 06/08/27 (Call 06/08/26), (1-day SOFR + 2.050%)(b)	405	396,440
6.12%, 10/28/33 (Call 10/28/32), (1-day SOFR + 2.300%)(b)	325	300,892
7.16%, 10/30/29 (Call 10/30/28), (1-day SOFR + 2.446%)(b)	485	487,803
U.S. Bancorp. 1.38%, 07/22/30 (Call 04/22/30)(a)	520	369,480
1.45%, 05/12/25 (Call 04/11/25)	544	507,067
2.22%, 01/27/28 (Call 01/27/27), (1-day SOFR + 0.730%)(b)	445	387,438
2.49%, 11/03/36 (Call 11/03/31), (5-year CMT + 0.950%)(b)	480	328,398
2.68%, 01/27/33 (Call 01/27/32), (1-day SOFR + 1.020%)(b)	320	234,639
3.00%, 07/30/29 (Call 04/30/29)	267	218,049
3.10%, 04/27/26 (Call 03/27/26)(a)	58	53,410
3.90%, 04/26/28 (Call 03/24/28)	335	304,508
3.95%, 11/17/25 (Call 10/17/25)	360	344,521
4.55%, 07/22/28 (Call 07/22/27), (1-day SOFR + 1.660%)(b)	650	603,118
4.65%, 02/01/29 (Call 02/01/28), (1-day SOFR + 1.230%)(b)	345	318,334
4.84%, 02/01/34 (Call 02/01/33), (1-day SOFR + 1.600%)(a)(b)	690	589,679
4.97%, 07/22/33 (Call 07/22/32), (1-day SOFR + 2.110%)(b)	510	427,868
5.73%, 10/21/26 (Call 10/21/25), (1-day SOFR + 1.430%)(b)	365	359,548
5.78%, 06/12/29 (Call 06/12/28), (1-day SOFR + 2.020%)(b)	425	408,731
5.84%, 06/12/34 (Call 06/10/33), (1-day SOFR + 2.260%)(b)	708	652,948
5.85%, 10/21/33 (Call 10/21/32), (1-day SOFR + 2.090%)(b)	500	459,400
6.79%, 10/26/27 (Call 10/26/26), (1-day SOFR + 1.880%)(a)(b)	125	125,867
Series V, 2.38%, 07/22/26 (Call 06/22/26)	464	419,873

Security	Par (000)	Value

Banks (continued)
Series X, 3.15%, 04/27/27 (Call 03/27/27)	$474	$427,629
U.S. Bank NA/Cincinnati OH 2.05%, 01/21/25 (Call 12/20/24)	322	306,516
2.80%, 01/27/25 (Call 12/27/24)	379	363,619
UBS AG 1.25%, 06/01/26	300	265,758
5.65%, 09/11/28	470	459,809
5.80%, 09/11/25	70	69,634
UBS Group AG 3.75%, 03/26/25	415	399,548
4.55%, 04/17/26	460	439,572
4.88%, 05/15/45	765	609,217
Wachovia Corp., 5.50%, 08/01/35	405	360,464
Wells Fargo & Co.
2.16%, 02/11/26 (Call 02/11/25), (3-mo. SOFR + 1.012%)(b)	880	832,478
2.19%, 04/30/26 (Call 04/30/25), (1-day SOFR + 2.000%)(b)	1,014	953,887
2.39%, 06/02/28 (Call 06/02/27), (1-day SOFR + 2.100%)(b)	860	749,604
2.57%, 02/11/31 (Call 02/11/30), (3-mo. SOFR + 1.262%)(b)	733	580,956
2.88%, 10/30/30 (Call 10/30/29), (3-mo. SOFR + 1.432%)(b)	975	796,856
3.00%, 02/19/25	1,012	973,797
3.00%, 04/22/26	804	746,844
3.00%, 10/23/26	925	847,253
3.07%, 04/30/41 (Call 04/30/40), (1-day SOFR + 2.530%)(b)	973	621,716
3.20%, 06/17/27 (Call 06/17/26), (3-mo. SOFR + 1.432%)(b)	722	666,717
3.35%, 03/02/33 (Call 03/02/32), (1-day SOFR + 1.500%)(b)	1,090	858,284
3.53%, 03/24/28 (Call 03/24/27), (1-day SOFR + 1.510%)(b)	1,340	1,222,143
3.55%, 09/29/25	668	637,826
3.58%, 05/22/28 (Call 05/22/27), (3-mo. SOFR + 1.572%)(b)	954	868,402
3.90%, 05/01/45	608	422,287
3.91%, 04/25/26 (Call 04/25/25), (1-day SOFR + 1.320%)(b)	930	896,756
4.10%, 06/03/26	699	659,990
4.15%, 01/24/29 (Call 10/24/28)	755	685,562
4.30%, 07/22/27	761	709,738
4.40%, 06/14/46	550	384,266
4.48%, 04/04/31 (Call 04/04/30), (3-mo. SOFR + 4.032%)(b)	696	618,248
4.54%, 08/15/26 (Call 08/15/25), (1-day SOFR + 1.560%)(b)	475	460,341
4.61%, 04/25/53 (Call 04/25/52), (1-day SOFR + 2.130%)(b)	885	652,067
4.65%, 11/04/44	542	399,185
4.75%, 12/07/46	376	276,643
4.81%, 07/25/28 (Call 07/25/27), (1-day SOFR + 1.980%)(b)	810	766,187
4.90%, 07/25/33 (Call 07/25/32), (1-day SOFR + 2.100%)(b)	915	804,054
4.90%, 11/17/45	408	310,558
5.01%, 04/04/51 (Call 04/04/50), (3-mo. SOFR + 4.502%)(b)	1,472	1,167,540
5.38%, 11/02/43	510	418,967

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
5.39%, 04/24/34 (Call 04/24/33), (1-day SOFR + 2.020%)(b)	$1,065	$964,188
5.56%, 07/25/34 (Call 07/25/33), (1-day SOFR + 1.990%)(b)	1,095	1,002,969
5.57%, 07/25/29 (Call 07/25/28), (1-day SOFR + 1.740%)(b)	890	857,126
5.61%, 01/15/44	675	568,557
6.30%, 10/23/29 (Call 10/23/28), (1-day SOFR + 1.790%)(b)	305	302,467
6.49%, 10/23/34 (Call 10/23/33), (1-day SOFR + 2.060%)(a)(b)	355	348,872
Wells Fargo Bank NA 5.45%, 08/07/26 (Call 07/07/26)	860	851,694
5.55%, 08/01/25 (Call 07/01/25)	1,050	1,046,239
5.85%, 02/01/37	410	377,919
5.95%, 08/26/36	275	252,534
6.60%, 01/15/38	478	468,631
Westpac Banking Corp. 1.02%, 11/18/24	510	485,852
1.15%, 06/03/26	505	451,294
1.95%, 11/20/28	470	392,683
2.15%, 06/03/31	270	209,253
2.35%, 02/19/25(a)	373	357,777
2.65%, 01/16/30	265	221,518
2.70%, 08/19/26(a)	420	388,387
2.85%, 05/13/26	585	547,880
3.35%, 03/08/27	385	357,127
3.40%, 01/25/28	360	330,099
3.74%, 08/26/25	193	186,801
4.04%, 08/26/27	325	308,646
5.46%, 11/18/27	455	451,319

		325,537,146

Beverages — 3.1%
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc.
4.70%, 02/01/36 (Call 08/01/35)	1,340	1,178,608
4.90%, 02/01/46 (Call 08/01/45)	3,800	3,160,778
Anheuser-Busch InBev Finance Inc. 4.63%, 02/01/44	20	16,201
4.70%, 02/01/36 (Call 08/01/35)	30	26,337
4.90%, 02/01/46 (Call 08/01/45)(a)	295	244,322
Anheuser-Busch InBev Worldwide Inc. 3.50%, 06/01/30 (Call 03/01/30)	55	48,306
3.65%, 02/01/26 (Call 11/01/25)	60	57,649
4.35%, 06/01/40 (Call 12/01/39)	320	258,473
4.38%, 04/15/38 (Call 10/15/37)	955	789,125
4.44%, 10/06/48 (Call 04/06/48)	530	409,439
4.50%, 06/01/50 (Call 12/01/49)	1,095	874,272
4.60%, 04/15/48 (Call 10/15/47)	1,085	880,921
4.75%, 01/23/29 (Call 10/23/28)	685	659,920
4.75%, 04/15/58 (Call 10/15/57)	245	194,811
4.90%, 01/23/31 (Call 10/23/30)(a)	35	33,430
4.95%, 01/15/42	20	17,168
5.45%, 01/23/39 (Call 07/23/38)	1,010	931,108
5.55%, 01/23/49 (Call 07/23/48)	1,445	1,310,385
5.80%, 01/23/59 (Call 07/23/58)	950	875,590
8.20%, 01/15/39	180	210,385
Brown-Forman Corp. 4.50%, 07/15/45 (Call 01/15/45)	175	139,886
4.75%, 04/15/33 (Call 01/15/33)	245	227,090

Security	Par (000)	Value

Beverages (continued)
Coca-Cola Co. (The) 1.00%, 03/15/28(a)	$505	$423,834
1.38%, 03/15/31	359	268,904
1.45%, 06/01/27(a)	190	166,894
1.50%, 03/05/28	351	301,737
1.65%, 06/01/30	430	339,470
2.00%, 03/05/31	285	224,225
2.13%, 09/06/29	408	343,453
2.25%, 01/05/32	705	558,146
2.50%, 06/01/40	379	244,378
2.50%, 03/15/51	518	285,761
2.60%, 06/01/50	465	264,586
2.75%, 06/01/60(a)	312	175,080
2.88%, 05/05/41	215	144,748
2.90%, 05/25/27	199	183,499
3.00%, 03/05/51(a)	872	542,130
3.38%, 03/25/27	506	477,649
3.45%, 03/25/30	500	445,407
4.20%, 03/25/50	245	192,577
Coca-Cola Femsa SAB de CV 1.85%, 09/01/32 (Call 06/01/32)	268	194,838
2.75%, 01/22/30 (Call 10/22/29)	330	276,860
Diageo Capital PLC 1.38%, 09/29/25 (Call 08/29/25)	380	351,989
2.00%, 04/29/30 (Call 01/29/30)	503	399,947
2.13%, 04/29/32 (Call 01/29/32)	415	312,378
2.38%, 10/24/29 (Call 07/24/29)	248	206,766
3.88%, 05/18/28 (Call 02/18/28)	120	112,131
3.88%, 04/29/43 (Call 10/29/42)	171	127,263
5.20%, 10/24/25	220	219,051
5.30%, 10/24/27 (Call 09/24/27)	10	9,916
5.50%, 01/24/33 (Call 10/24/32)	185	180,211
5.88%, 09/30/36(a)	224	221,777
Diageo Investment Corp., 4.25%, 05/11/42	183	144,029
PepsiCo Inc. 1.40%, 02/25/31 (Call 11/25/30)	340	255,584
1.63%, 05/01/30 (Call 02/01/30)	370	291,006
1.95%, 10/21/31 (Call 07/21/31)	465	357,203
2.25%, 03/19/25 (Call 02/19/25)	634	607,366
2.38%, 10/06/26 (Call 07/06/26)(a)	417	386,169
2.63%, 03/19/27 (Call 01/19/27)	230	210,879
2.63%, 07/29/29 (Call 04/29/29)	413	357,196
2.63%, 10/21/41 (Call 04/21/41)	235	150,224
2.75%, 04/30/25 (Call 01/30/25)	454	436,507
2.75%, 03/19/30 (Call 12/19/29)	402	342,421
2.75%, 10/21/51 (Call 04/21/51)	370	214,461
2.85%, 02/24/26 (Call 11/24/25)	385	364,597
2.88%, 10/15/49 (Call 04/15/49)	400	243,044
3.00%, 10/15/27 (Call 07/15/27)	670	617,698
3.45%, 10/06/46 (Call 04/06/46)	371	257,168
3.50%, 07/17/25 (Call 04/17/25)	101	97,879
3.60%, 02/18/28 (Call 01/18/28)	300	280,881
3.63%, 03/19/50 (Call 09/19/49)	359	250,540
3.88%, 03/19/60 (Call 09/19/59)	150	105,717
3.90%, 07/18/32 (Call 04/18/32)	470	416,483
4.00%, 05/02/47 (Call 11/02/46)	210	161,324
4.20%, 07/18/52 (Call 01/18/52)	190	146,768
4.45%, 05/15/28 (Call 04/15/28)(a)	200	194,981
4.45%, 02/15/33 (Call 11/15/32)(a)	320	299,072
4.45%, 04/14/46 (Call 10/14/45)	120	97,766
4.55%, 02/13/26 (Call 01/13/26)	130	128,167

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
4.65%, 02/15/53 (Call 08/15/52)	$220	$184,367
5.50%, 01/15/40	200	190,053
7.00%, 03/01/29	215	229,237

		28,758,596

Chemicals — 0.6%
Air Products and Chemicals Inc. 1.50%, 10/15/25 (Call 09/15/25)	350	324,263
1.85%, 05/15/27 (Call 03/15/27)	421	371,936
2.05%, 05/15/30 (Call 02/15/30)	325	261,719
2.70%, 05/15/40 (Call 11/15/39)	302	195,741
2.80%, 05/15/50 (Call 11/15/49)(a)	183	107,910
4.80%, 03/03/33 (Call 12/03/32)(a)	320	299,579
Ecolab Inc. 1.30%, 01/30/31 (Call 10/30/30)(a)	170	125,229
1.65%, 02/01/27 (Call 01/01/27)	300	264,934
2.13%, 02/01/32 (Call 11/01/31)(a)	265	201,766
2.13%, 08/15/50 (Call 02/15/50)(a)	150	73,781
2.70%, 11/01/26 (Call 08/01/26)	390	361,279
2.70%, 12/15/51 (Call 06/15/51)(a)	305	167,684
2.75%, 08/18/55 (Call 02/18/55)(a)	245	130,598
3.25%, 12/01/27 (Call 09/01/27)(a)	237	218,100
4.80%, 03/24/30 (Call 12/24/29)	242	229,511
5.25%, 01/15/28 (Call 12/15/27)(a)	255	252,920
EIDP Inc. 1.70%, 07/15/25 (Call 06/15/25)	346	321,903
2.30%, 07/15/30 (Call 04/15/30)(a)	222	177,282
4.50%, 05/15/26 (Call 04/15/26)	135	131,075
4.80%, 05/15/33 (Call 02/15/33)(a)	105	95,413
Linde Inc./CT 1.10%, 08/10/30 (Call 05/10/30)	290	221,148
3.20%, 01/30/26 (Call 10/30/25)	336	320,281
3.55%, 11/07/42 (Call 05/07/42)	247	176,571
4.70%, 12/05/25 (Call 11/05/25)	295	291,562

		5,322,185

Commercial Services — 1.2%
American University (The), Series 2019, 3.67%, 04/01/49(a)	183	127,646
Automatic Data Processing Inc. 1.25%, 09/01/30 (Call 06/01/30)	351	266,972
1.70%, 05/15/28 (Call 03/15/28)	467	401,004
3.38%, 09/15/25 (Call 06/15/25)	461	444,571
Brown University in Providence in the State of Rhode Island and Providence Plant, Series A, 2.92%, 09/01/50 (Call 03/01/50)	180	108,275
California Institute of Technology, 3.65%, 09/01/2119 (Call 03/01/2119)	195	112,819
Cintas Corp. No. 2 3.70%, 04/01/27 (Call 01/01/27)	363	341,923
4.00%, 05/01/32 (Call 02/01/32)(a)	150	131,196
Duke University, Series 2020, 2.83%, 10/01/55	220	124,749
Ford Foundation (The), Series 2020, 2.82%, 06/01/70 (Call 12/01/69)(a)	270	137,422
George Washington University (The), Series 2018, 4.13%, 09/15/48 (Call 03/15/48)	116	87,354
Leland Stanford Junior University (The), 3.65%, 05/01/48 (Call 11/01/47)	249	179,946
Massachusetts Institute of Technology 3.07%, 04/01/52 (Call 10/01/51)	130	80,791
3.89%, 07/01/2116	168	108,206
4.68%, 07/01/2114	155	120,487

Security	Par (000)	Value

Commercial Services (continued)
5.60%, 07/01/2111(a)	$253	$237,156
Series F, 2.99%, 07/01/50 (Call 01/01/50)	240	150,162
Northwestern University, 4.64%, 12/01/44	189	163,005
PayPal Holdings Inc. 1.65%, 06/01/25 (Call 05/01/25)	475	445,752
2.30%, 06/01/30 (Call 03/01/30)(a)	175	140,063
2.65%, 10/01/26 (Call 08/01/26)	495	455,962
2.85%, 10/01/29 (Call 07/01/29)	530	450,780
3.25%, 06/01/50 (Call 12/01/49)(a)	325	199,757
3.90%, 06/01/27 (Call 05/01/27)	150	142,399
4.40%, 06/01/32 (Call 03/01/32)(a)	430	385,106
5.05%, 06/01/52 (Call 12/01/51)(a)	400	337,479
5.25%, 06/01/62 (Call 12/01/61)(a)	170	140,686
President and Fellows of Harvard College 2.52%, 10/15/50 (Call 04/15/50)	126	70,667
3.15%, 07/15/46 (Call 01/15/46)	269	179,480
3.30%, 07/15/56 (Call 01/15/56)	180	114,381
3.75%, 11/15/52 (Call 05/15/52)(a)	140	100,558
Rockefeller Foundation (The), Series 2020, 2.49%, 10/01/50 (Call 04/01/50)	320	175,402
S&P Global Inc. 1.25%, 08/15/30 (Call 05/15/30)	215	159,868
2.30%, 08/15/60 (Call 02/15/60)(a)	203	94,095
2.45%, 03/01/27 (Call 02/01/27)	285	257,847
2.50%, 12/01/29 (Call 09/01/29)	290	242,609
2.70%, 03/01/29 (Call 01/01/29)	500	432,995
2.90%, 03/01/32 (Call 12/01/31)	520	417,146
2.95%, 01/22/27 (Call 10/22/26)	348	320,780
3.25%, 12/01/49 (Call 06/01/49)	149	92,805
3.70%, 03/01/52 (Call 09/01/51)	395	266,903
3.90%, 03/01/62 (Call 09/01/61)	150	101,005
4.25%, 05/01/29 (Call 02/01/29)	320	297,815
4.75%, 08/01/28 (Call 05/01/28)	120	115,885
5.25%, 09/15/33 (Call 06/15/33)(a)(c)	95	89,780
Thomas Jefferson University, 3.85%, 11/01/57 (Call 05/01/57)	155	96,568
Trustees of Princeton University (The) 5.70%, 03/01/39(a)	194	192,663
Series 2020, 2.52%, 07/01/50 (Call 01/01/50)(a)	209	120,690
University of Miami, 4.06%, 04/01/52	195	138,841
University of Southern California 3.03%, 10/01/39	269	194,711
4.98%, 10/01/53 (Call 04/01/53)	15	12,984
Washington University (The) 3.52%, 04/15/54 (Call 10/15/53)	240	162,754
4.35%, 04/15/2122 (Call 10/15/2121)	145	101,778
Yale University
Series 2020, 0.87%, 04/15/25 (Call 03/15/25)	78	72,991
Series 2020, 1.48%, 04/15/30 (Call 01/15/30)	205	161,109
Series 2020, 2.40%, 04/15/50 (Call 10/15/49)(a)	190	104,258

		10,911,036

Computers — 3.4%
Apple Inc. 0.55%, 08/20/25 (Call 07/20/25)	370	340,586
0.70%, 02/08/26 (Call 01/08/26)	877	792,020
1.13%, 05/11/25 (Call 04/11/25)	777	729,087
1.20%, 02/08/28 (Call 12/08/27)	618	524,334
1.25%, 08/20/30 (Call 05/20/30)	453	347,801
1.40%, 08/05/28 (Call 06/05/28)	765	644,164
1.65%, 05/11/30 (Call 02/11/30)	626	499,347
1.65%, 02/08/31 (Call 11/08/30)	920	715,553

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
1.70%, 08/05/31 (Call 05/05/31)	$375	$288,464
2.05%, 09/11/26 (Call 07/11/26)	685	627,771
2.20%, 09/11/29 (Call 06/11/29)	652	551,803
2.38%, 02/08/41 (Call 08/08/40)	565	360,656
2.40%, 08/20/50 (Call 02/20/50)(a)	390	217,017
2.45%, 08/04/26 (Call 05/04/26)	775	719,810
2.50%, 02/09/25	121	116,815
2.55%, 08/20/60 (Call 02/20/60)(a)	760	416,550
2.65%, 05/11/50 (Call 11/11/49)	840	486,004
2.65%, 02/08/51 (Call 08/08/50)	962	552,268
2.70%, 08/05/51 (Call 02/05/51)	598	345,449
2.80%, 02/08/61 (Call 08/08/60)	550	303,651
2.85%, 08/05/61 (Call 02/05/61)	485	268,920
2.90%, 09/12/27 (Call 06/12/27)	760	699,102
2.95%, 09/11/49 (Call 03/11/49)	483	300,673
3.00%, 06/20/27 (Call 03/20/27)(a)	381	353,455
3.00%, 11/13/27 (Call 08/13/27)	614	564,633
3.20%, 05/13/25	703	681,039
3.20%, 05/11/27 (Call 02/11/27)	702	655,944
3.25%, 02/23/26 (Call 11/23/25)	1,151	1,101,511
3.25%, 08/08/29 (Call 06/08/29)	320	288,753
3.35%, 02/09/27 (Call 11/09/26)	773	728,823
3.35%, 08/08/32 (Call 05/08/32)	500	429,200
3.45%, 02/09/45(a)	739	527,956
3.75%, 09/12/47 (Call 03/12/47)	380	277,774
3.75%, 11/13/47 (Call 05/13/47)	427	313,004
3.85%, 05/04/43	927	716,449
3.85%, 08/04/46 (Call 02/04/46)	632	473,751
3.95%, 08/08/52 (Call 02/08/52)	590	437,199
4.00%, 05/10/28 (Call 04/10/28)	665	633,357
4.10%, 08/08/62 (Call 02/08/62)	385	282,051
4.15%, 05/10/30 (Call 03/10/30)	240	225,602
4.25%, 02/09/47 (Call 08/09/46)	343	277,049
4.30%, 05/10/33 (Call 02/10/33)(a)	310	286,559
4.38%, 05/13/45	653	535,277
4.45%, 05/06/44	444	375,039
4.50%, 02/23/36 (Call 08/23/35)(a)	453	418,645
4.65%, 02/23/46 (Call 08/23/45)	1,352	1,151,800
4.85%, 05/10/53 (Call 11/10/52)	435	377,616
International Business Machines Corp.
1.70%, 05/15/27 (Call 03/15/27)	540	471,202
1.95%, 05/15/30 (Call 02/15/30)	320	252,340
2.20%, 02/09/27 (Call 01/09/27)	295	264,432
2.72%, 02/09/32 (Call 11/09/31)	105	83,970
2.85%, 05/15/40 (Call 11/15/39)	238	152,883
2.95%, 05/15/50 (Call 11/15/49)	235	133,426
3.30%, 05/15/26	1,065	1,007,388
3.30%, 01/27/27	235	218,609
3.43%, 02/09/52 (Call 08/09/51)	230	142,014
3.45%, 02/19/26	503	479,298
3.50%, 05/15/29	1,065	948,737
4.00%, 07/27/25	375	365,174
4.00%, 06/20/42	390	290,495
4.15%, 07/27/27 (Call 06/27/27)	210	199,046
4.15%, 05/15/39	595	466,889
4.25%, 05/15/49(a)	1,050	767,406
4.40%, 07/27/32 (Call 04/27/32)	320	286,855
4.50%, 02/06/26	315	307,366
4.50%, 02/06/28 (Call 01/06/28)(a)	295	282,005
4.70%, 02/19/46	210	167,071
4.75%, 02/06/33 (Call 11/06/32)(a)	260	238,488

Security	Par (000)	Value

Computers (continued)
4.90%, 07/27/52 (Call 01/27/52)	$280	$224,489
5.10%, 02/06/53 (Call 08/06/52)	225	186,659
5.60%, 11/30/39	304	280,563
5.88%, 11/29/32(a)	192	193,167
7.00%, 10/30/25	299	307,583

		31,677,886

Cosmetics & Personal Care — 1.5%
Colgate-Palmolive Co. 3.10%, 08/15/25(a)	332	320,068
3.10%, 08/15/27 (Call 07/15/27)	325	301,785
3.25%, 08/15/32 (Call 05/15/32)	350	294,839
3.70%, 08/01/47 (Call 02/01/47)(a)	148	108,744
4.00%, 08/15/45	222	174,623
4.60%, 03/01/28 (Call 02/01/28)	125	122,304
4.60%, 03/01/33 (Call 12/01/32)	135	126,727
4.80%, 03/02/26	170	168,881
Estee Lauder Companies Inc. (The) 1.95%, 03/15/31 (Call 12/15/30)	520	398,512
2.00%, 12/01/24 (Call 11/01/24)	222	213,741
2.38%, 12/01/29 (Call 09/01/29)	240	198,432
2.60%, 04/15/30 (Call 01/15/30)	255	210,372
3.13%, 12/01/49 (Call 06/01/49)(a)	299	182,450
3.15%, 03/15/27 (Call 12/15/26)	253	234,383
4.15%, 03/15/47 (Call 09/15/46)(a)	190	141,145
4.38%, 05/15/28 (Call 04/15/28)	85	81,150
4.65%, 05/15/33 (Call 02/15/33)(a)	260	236,130
5.15%, 05/15/53 (Call 11/15/52)	90	77,064
Kenvue Inc. 4.90%, 03/22/33 (Call 12/22/32)	770	720,385
5.00%, 03/22/30 (Call 01/22/30)	340	326,904
5.05%, 03/22/28 (Call 02/22/28)	385	377,305
5.05%, 03/22/53 (Call 09/22/52)	450	386,576
5.10%, 03/22/43 (Call 09/22/42)(a)	275	243,103
5.20%, 03/22/63 (Call 09/22/62)	185	157,162
5.35%, 03/22/26 (Call 02/22/26)(a)	120	119,519
5.50%, 03/22/25	105	104,848
Procter & Gamble Co. (The) 0.55%, 10/29/25	462	421,317
1.00%, 04/23/26	420	379,524
1.20%, 10/29/30	610	461,445
1.90%, 02/01/27(a)	405	365,389
1.95%, 04/23/31	350	277,060
2.30%, 02/01/32(a)	360	287,346
2.45%, 11/03/26	396	366,582
2.70%, 02/02/26	324	306,711
2.80%, 03/25/27	272	251,196
2.85%, 08/11/27	283	260,106
3.00%, 03/25/30	560	487,728
3.55%, 03/25/40	165	127,006
3.95%, 01/26/28	260	248,735
4.05%, 01/26/33(a)	460	418,694
4.10%, 01/26/26(a)	325	317,757
5.55%, 03/05/37	120	119,462
Unilever Capital Corp. 1.38%, 09/14/30 (Call 06/14/30)	125	94,997
1.75%, 08/12/31 (Call 05/12/31)	355	268,115
2.00%, 07/28/26	405	370,748
2.13%, 09/06/29 (Call 06/06/29)	385	320,274
2.90%, 05/05/27 (Call 02/05/27)	420	385,995
3.10%, 07/30/25	273	262,606
3.50%, 03/22/28 (Call 12/22/27)	518	478,355

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Cosmetics & Personal Care (continued)
4.88%, 09/08/28 (Call 08/08/28)(a)	$275	$268,500
5.00%, 12/08/33 (Call 09/08/33)	205	192,819
5.90%, 11/15/32	298	301,303
Series 30Y, 2.63%, 08/12/51 (Call 02/12/51)(a)	185	104,593

		14,171,515

Distribution & Wholesale — 0.0%
WW Grainger Inc. 1.85%, 02/15/25 (Call 01/15/25)	189	179,873
4.60%, 06/15/45 (Call 12/15/44)	317	256,751

		436,624

Diversified Financial Services — 3.8%
American Express Co. 1.65%, 11/04/26 (Call 10/04/26)	430	378,663
2.25%, 03/04/25 (Call 02/01/25)	650	618,304
2.55%, 03/04/27 (Call 02/01/27)	610	545,963
3.13%, 05/20/26 (Call 04/20/26)	305	286,149
3.30%, 05/03/27 (Call 04/03/27)	569	520,348
3.63%, 12/05/24 (Call 11/04/24)	301	293,385
3.95%, 08/01/25 (Call 07/01/25)	470	454,102
4.05%, 05/03/29 (Call 03/03/29)	350	320,137
4.05%, 12/03/42	299	225,156
4.20%, 11/06/25 (Call 10/06/25)	360	348,516
4.42%, 08/03/33 (Call 08/03/32), (1-day SOFR + 1.760%)(b)	465	406,023
4.90%, 02/13/26 (Call 01/13/26)	600	587,847
4.99%, 05/01/26 (Call 05/01/25), (1-day SOFR + 1.000%)(b)	610	598,281
4.99%, 05/26/33 (Call 02/26/32), (1-day SOFR + 2.255%)(b)	260	231,263
5.04%, 05/01/34 (Call 05/01/33), (1-day SOFR + 1.835%)(b)	485	435,222
5.28%, 07/27/29 (Call 07/27/28), (1-day SOFR + 1.280%)(b)	680	652,610
5.39%, 07/28/27 (Call 07/28/26), (1-day SOFR + 0.970%)(b)	180	176,323
5.63%, 07/28/34 (Call 07/28/33), (1-day SOFR + 1.930%)(b)	20	18,224
5.85%, 11/05/27 (Call 10/05/27)	560	560,473
6.34%, 10/30/26 (Call 10/30/25), (1-day SOFR + 1.330%)(b)	225	225,597
6.49%, 10/30/31 (Call 10/30/30), (1-day SOFR + 1.940%)(a)(b)	220	220,294
Ameriprise Financial Inc. 2.88%, 09/15/26 (Call 06/15/26)(a)	335	311,344
3.00%, 04/02/25 (Call 03/02/25)	305	292,984
4.50%, 05/13/32 (Call 02/13/32)(a)	180	162,074
5.15%, 05/15/33 (Call 02/15/33)	250	231,005
Brookfield Capital Finance LLC, 6.09%, 06/14/33 (Call 03/14/33)	95	89,515
Brookfield Finance Inc. 2.34%, 01/30/32 (Call 10/30/31)	165	120,013
2.72%, 04/15/31 (Call 01/15/31)	355	274,940
3.50%, 03/30/51 (Call 09/30/50)(a)	253	147,945
3.90%, 01/25/28 (Call 10/25/27)	356	324,490
4.25%, 06/02/26 (Call 03/02/26)	171	163,178
4.35%, 04/15/30 (Call 01/15/30)	301	266,094
4.70%, 09/20/47 (Call 03/20/47)	322	236,569
4.85%, 03/29/29 (Call 12/29/28)	350	325,438
Brookfield Finance LLC, 3.45%, 04/15/50 (Call 10/15/49)	224	128,700

Security	Par (000)	Value

Diversified Financial Services (continued)
Cboe Global Markets Inc. 1.63%, 12/15/30 (Call 09/15/30)	$155	$116,829
3.65%, 01/12/27 (Call 10/12/26)(a)	364	342,909
Charles Schwab Corp. (The) 0.90%, 03/11/26 (Call 02/11/26)	256	225,719
1.15%, 05/13/26 (Call 04/13/26)	610	535,794
1.65%, 03/11/31 (Call 12/11/30)(a)	290	206,774
1.95%, 12/01/31 (Call 09/01/31)	375	266,836
2.00%, 03/20/28 (Call 01/20/28)(a)	456	380,668
2.30%, 05/13/31 (Call 02/13/31)	315	235,290
2.45%, 03/03/27 (Call 02/03/27)	500	440,776
2.90%, 03/03/32 (Call 12/03/31)	375	286,480
3.20%, 03/02/27 (Call 12/02/26)(a)	310	280,419
3.20%, 01/25/28 (Call 10/25/27)	130	114,923
3.25%, 05/22/29 (Call 02/22/29)	211	179,449
3.30%, 04/01/27 (Call 01/01/27)	178	161,603
3.85%, 05/21/25 (Call 03/21/25)	241	232,999
4.00%, 02/01/29 (Call 11/01/28)(a)	217	194,934
4.20%, 03/24/25 (Call 02/24/25)	238	231,503
4.63%, 03/22/30 (Call 12/22/29)	176	160,617
5.64%, 05/19/29 (Call 05/19/28), (1-day SOFR + 2.210%)(b)	240	231,129
5.85%, 05/19/34 (Call 05/19/33), (1-day SOFR + 2.500%)(b)	440	403,473
5.88%, 08/24/26 (Call 07/24/26)	120	119,045
6.14%, 08/24/34 (Call 08/24/33), (1-day SOFR + 2.010%)(b)	555	519,699
CME Group Inc. 2.65%, 03/15/32 (Call 12/15/31)	245	195,356
3.00%, 03/15/25 (Call 12/15/24)	732	708,360
3.75%, 06/15/28 (Call 03/15/28)(a)	192	179,412
4.15%, 06/15/48 (Call 12/15/47)(a)	230	178,536
5.30%, 09/15/43 (Call 03/15/43)	302	280,104
Credit Suisse USA Inc., 7.13%, 07/15/32	201	208,608
Franklin Resources Inc., 1.60%, 10/30/30 (Call 07/30/30)	155	114,816
Intercontinental Exchange Inc. 1.85%, 09/15/32 (Call 06/15/32)	495	352,110
2.10%, 06/15/30 (Call 03/15/30)	600	470,709
2.65%, 09/15/40 (Call 03/15/40)	455	284,883
3.00%, 06/15/50 (Call 12/15/49)	250	145,252
3.00%, 09/15/60 (Call 03/15/60)(a)	395	211,477
3.10%, 09/15/27 (Call 06/15/27)(a)	325	295,781
3.65%, 05/23/25	460	444,872
3.75%, 12/01/25 (Call 09/01/25)	520	499,589
3.75%, 09/21/28 (Call 06/21/28)(a)	175	159,695
4.00%, 09/15/27 (Call 08/15/27)	585	546,997
4.25%, 09/21/48 (Call 03/21/48)	535	396,016
4.35%, 06/15/29 (Call 04/15/29)	290	268,122
4.60%, 03/15/33 (Call 12/15/32)	500	446,622
4.95%, 06/15/52 (Call 12/15/51)	525	430,251
5.20%, 06/15/62 (Call 12/15/61)	410	338,709
Invesco Finance PLC, 3.75%, 01/15/26	262	250,150
Legg Mason Inc., 5.63%, 01/15/44	218	191,490
Mastercard Inc. 1.90%, 03/15/31 (Call 12/15/30)	310	240,422
2.00%, 03/03/25 (Call 02/03/25)(a)	286	273,309
2.00%, 11/18/31 (Call 08/18/31)	200	152,686
2.95%, 11/21/26 (Call 08/21/26)	316	294,783
2.95%, 06/01/29 (Call 03/01/29)	451	395,953
2.95%, 03/15/51 (Call 09/15/50)(a)	233	142,290

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
3.30%, 03/26/27 (Call 01/26/27)	$330	$308,099
3.35%, 03/26/30 (Call 12/26/29)	527	463,398
3.50%, 02/26/28 (Call 11/26/27)	185	171,744
3.65%, 06/01/49 (Call 12/01/48)	355	250,428
3.80%, 11/21/46 (Call 05/21/46)	226	165,636
3.85%, 03/26/50 (Call 09/26/49)	461	336,639
3.95%, 02/26/48 (Call 08/26/47)	200	150,268
4.85%, 03/09/33 (Call 12/09/32)	265	249,129
4.88%, 03/09/28 (Call 02/09/28)	250	245,880
ORIX Corp. 2.25%, 03/09/31(a)	170	131,256
3.25%, 12/04/24(a)	326	316,165
3.70%, 07/18/27(a)	210	194,637
4.00%, 04/13/32	105	90,183
5.00%, 09/13/27(a)	165	160,206
5.20%, 09/13/32(a)	185	173,114
Raymond James Financial Inc. 3.75%, 04/01/51 (Call 10/01/50)	265	169,903
4.65%, 04/01/30 (Call 01/01/30)	230	213,093
4.95%, 07/15/46	280	221,394
Visa Inc. 0.75%, 08/15/27 (Call 06/15/27)(a)	202	171,419
1.10%, 02/15/31 (Call 11/15/30)	230	170,389
1.90%, 04/15/27 (Call 02/15/27)(a)	551	490,785
2.00%, 08/15/50 (Call 02/15/50)(a)	688	351,040
2.05%, 04/15/30 (Call 01/15/30)	603	487,894
2.70%, 04/15/40 (Call 10/15/39)(a)	306	204,699
2.75%, 09/15/27 (Call 06/15/27)	252	228,933
3.15%, 12/14/25 (Call 09/14/25)	1,341	1,279,966
3.65%, 09/15/47 (Call 03/15/47)	368	264,715
4.15%, 12/14/35 (Call 06/14/35)	577	502,602
4.30%, 12/14/45 (Call 06/14/45)	1,221	974,608

		35,280,619

Electric — 5.8%
AEP Transmission Co. LLC 3.75%, 12/01/47 (Call 06/01/47)	265	179,703
4.50%, 06/15/52 (Call 12/01/51)	195	148,395
5.40%, 03/15/53 (Call 09/15/52)	110	96,194
Series M, 3.65%, 04/01/50 (Call 10/01/49)(a)	210	138,813
Alabama Power Co. 3.00%, 03/15/52 (Call 09/15/51)	255	144,218
3.05%, 03/15/32 (Call 12/15/31)	80	64,966
3.13%, 07/15/51 (Call 01/15/51)	225	130,503
3.45%, 10/01/49 (Call 04/01/49)	200	125,950
3.75%, 09/01/27 (Call 08/01/27)	235	220,645
3.75%, 03/01/45 (Call 09/01/44)	263	181,265
6.00%, 03/01/39(a)	137	130,087
Series 20-A, 1.45%, 09/15/30 (Call 06/15/30)	250	187,068
Series A, 4.30%, 07/15/48 (Call 01/15/48)	212	155,098
Series B, 3.70%, 12/01/47 (Call 06/01/47)	204	136,292
Ameren Illinois Co. 3.70%, 12/01/47 (Call 06/01/47)	161	110,184
3.85%, 09/01/32 (Call 06/01/32)	175	148,994
4.50%, 03/15/49 (Call 09/15/48)	175	137,028
4.95%, 06/01/33 (Call 03/01/33)	195	179,566
Appalachian Power Co. 4.50%, 08/01/32 (Call 05/01/32)	135	118,020
7.00%, 04/01/38	223	229,217
Series AA, 2.70%, 04/01/31 (Call 01/01/31)	154	121,192
Series Z, 3.70%, 05/01/50 (Call 11/01/49)	213	134,570

Security	Par (000)	Value

Electric (continued)
Arizona Public Service Co. 3.35%, 05/15/50 (Call 11/15/49)(a)	$224	$131,960
4.35%, 11/15/45 (Call 05/15/45)	135	97,091
5.55%, 08/01/33 (Call 05/01/33)	150	140,910
Baltimore Gas & Electric Co. 2.25%, 06/15/31 (Call 03/15/31)	253	196,801
3.50%, 08/15/46 (Call 02/15/46)	203	130,993
4.55%, 06/01/52 (Call 12/01/51)	178	135,679
5.40%, 06/01/53 (Call 12/01/52)	285	247,497
Berkshire Hathaway Energy Co. 1.65%, 05/15/31 (Call 02/15/31)	180	131,328
2.85%, 05/15/51 (Call 11/15/50)	455	250,341
3.25%, 04/15/28 (Call 01/15/28)	229	205,403
3.70%, 07/15/30 (Call 04/15/30)	275	239,447
3.80%, 07/15/48 (Call 01/15/48)	245	161,752
4.05%, 04/15/25 (Call 03/15/25)	95	92,721
4.25%, 10/15/50 (Call 04/15/50)	320	224,191
4.45%, 01/15/49 (Call 07/15/48)	307	225,014
4.50%, 02/01/45 (Call 08/01/44)	272	208,456
4.60%, 05/01/53 (Call 11/01/52)(a)	300	222,399
5.15%, 11/15/43 (Call 05/15/43)	240	202,316
5.95%, 05/15/37	165	157,646
6.13%, 04/01/36	636	620,726
CenterPoint Energy Houston Electric LLC 3.55%, 08/01/42 (Call 02/01/42)	110	76,222
3.60%, 03/01/52 (Call 09/01/51)	260	170,591
4.50%, 04/01/44 (Call 10/01/43)	269	210,562
4.95%, 04/01/33 (Call 01/01/33)	240	221,749
5.20%, 10/01/28 (Call 09/01/28)	85	83,129
Series AC, 4.25%, 02/01/49 (Call 08/01/48)	233	174,676
Series AF, 3.35%, 04/01/51 (Call 10/01/50)	88	55,085
Series ai., 4.45%, 10/01/32 (Call 07/01/32)	220	196,710
Commonwealth Edison Co. 2.55%, 06/15/26 (Call 03/15/26)	331	307,561
3.00%, 03/01/50 (Call 09/01/49)	215	124,081
3.65%, 06/15/46 (Call 12/15/45)	272	182,259
3.70%, 08/15/28 (Call 05/15/28)(a)	198	181,794
4.00%, 03/01/48 (Call 09/01/47)	250	178,706
5.30%, 02/01/53 (Call 08/01/52)	165	142,622
5.90%, 03/15/36	60	58,436
Series 123, 3.75%, 08/15/47 (Call 02/15/47)	256	174,786
Series 130, 3.13%, 03/15/51 (Call 09/15/50)	261	153,843
Connecticut Light & Power Co. (The) 4.00%, 04/01/48 (Call 10/01/47)	260	186,258
5.25%, 01/15/53 (Call 07/15/52)	225	193,620
Series A, 3.20%, 03/15/27 (Call 12/15/26)	50	46,151
Consolidated Edison Co. of New York Inc. 2.40%, 06/15/31 (Call 03/15/31)(a)	355	279,105
3.20%, 12/01/51 (Call 06/01/51)	235	137,478
3.60%, 06/15/61 (Call 12/15/60)	285	175,269
3.70%, 11/15/59 (Call 05/15/59)	205	126,045
3.85%, 06/15/46 (Call 12/15/45)	215	145,983
3.95%, 03/01/43 (Call 09/01/42)	292	209,533
4.45%, 03/15/44 (Call 09/15/43)	338	257,799
4.50%, 12/01/45 (Call 06/01/45)	233	175,865
4.50%, 05/15/58 (Call 11/15/57)	220	158,015
4.63%, 12/01/54 (Call 06/01/54)	218	162,374
5.20%, 03/01/33 (Call 12/01/32)(a)	210	197,597
6.15%, 11/15/52 (Call 05/15/52)	235	223,579
Series 07-A, 6.30%, 08/15/37	162	158,104
Series 08-B, 6.75%, 04/01/38	131	134,855

62	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Series 09-C, 5.50%, 12/01/39	$211	$186,355
Series 2017, 3.88%, 06/15/47 (Call 12/15/46)	205	139,697
Series 20A, 3.35%, 04/01/30 (Call 01/01/30)	378	325,305
Series 20B, 3.95%, 04/01/50 (Call 10/01/49)	284	198,235
Series A, 4.13%, 05/15/49 (Call 11/15/48)	288	202,583
Series C, 3.00%, 12/01/60 (Call 06/01/60)	145	76,059
Series C, 4.30%, 12/01/56 (Call 06/01/56)	190	132,199
Series D, 4.00%, 12/01/28 (Call 09/01/28)	210	193,835
Series E, 4.65%, 12/01/48 (Call 06/01/48)	157	120,699
Consumers Energy Co. 2.50%, 05/01/60 (Call 11/01/59)	123	59,239
3.10%, 08/15/50 (Call 02/15/50)(a)	235	143,703
3.50%, 08/01/51 (Call 02/01/51)	212	138,455
4.05%, 05/15/48 (Call 11/15/47)	175	127,796
4.35%, 04/15/49 (Call 10/15/48)	188	143,276
4.63%, 05/15/33 (Call 11/15/32)	360	325,982
4.90%, 02/15/29 (Call 12/15/28)	110	106,257
Dominion Energy South Carolina Inc. 5.10%, 06/01/65 (Call 12/01/64)	124	100,611
6.05%, 01/15/38	185	179,832
DTE Electric Co. 2.25%, 03/01/30 (Call 12/01/29)(a)	233	188,954
2.95%, 03/01/50 (Call 09/01/49)	212	122,536
3.70%, 03/15/45 (Call 09/15/44)	176	121,575
3.95%, 03/01/49 (Call 09/01/48)	205	144,123
5.20%, 04/01/33 (Call 01/01/33)	245	231,090
5.40%, 04/01/53 (Call 10/01/52)	205	180,320
Series A, 1.90%, 04/01/28 (Call 02/01/28)	218	186,896
Series A, 3.00%, 03/01/32 (Call 12/01/31)	195	157,074
Series A, 4.05%, 05/15/48 (Call 11/15/47)	160	115,034
Series C, 2.63%, 03/01/31 (Call 12/01/30)	219	176,660
Duke Energy Carolinas LLC 2.45%, 02/01/30 (Call 11/01/29)	290	237,575
2.55%, 04/15/31 (Call 01/15/31)	169	135,090
2.85%, 03/15/32 (Call 12/15/31)	130	103,174
2.95%, 12/01/26 (Call 09/01/26)	250	232,275
3.20%, 08/15/49 (Call 02/15/49)	270	162,276
3.55%, 03/15/52 (Call 09/15/51)	250	158,681
3.70%, 12/01/47 (Call 06/01/47)(a)	215	144,029
3.75%, 06/01/45 (Call 12/01/44)	197	133,935
3.88%, 03/15/46 (Call 09/15/45)	180	123,800
3.95%, 11/15/28 (Call 08/15/28)	185	171,099
3.95%, 03/15/48 (Call 09/15/47)	247	171,864
4.00%, 09/30/42 (Call 03/30/42)(a)	225	164,504
4.25%, 12/15/41 (Call 06/15/41)	221	168,759
4.95%, 01/15/33 (Call 10/15/32)	600	554,015
5.30%, 02/15/40	246	217,996
5.35%, 01/15/53 (Call 07/15/52)	175	150,165
5.40%, 01/15/54 (Call 07/15/53)	157	135,632
6.00%, 01/15/38(a)	147	142,876
6.05%, 04/15/38	240	231,713
Duke Energy Florida LLC 1.75%, 06/15/30 (Call 03/15/30)	225	173,122
2.40%, 12/15/31 (Call 09/15/31)	285	219,428
2.50%, 12/01/29 (Call 09/01/29)	240	199,719
3.00%, 12/15/51 (Call 06/15/51)	255	144,460
3.20%, 01/15/27 (Call 10/15/26)	232	215,878
3.40%, 10/01/46 (Call 04/01/46)	230	145,342
3.80%, 07/15/28 (Call 04/15/28)	195	180,824
5.95%, 11/15/52 (Call 05/15/52)	45	41,759
6.35%, 09/15/37	95	93,947

Security	Par (000)	Value

Electric (continued)
6.40%, 06/15/38	$270	$268,497
Duke Energy Indiana LLC 2.75%, 04/01/50 (Call 10/01/49)	285	152,976
3.75%, 05/15/46 (Call 11/15/45)	220	147,988
5.40%, 04/01/53 (Call 10/01/52)	175	150,140
6.35%, 08/15/38	196	193,609
Series YYY, 3.25%, 10/01/49 (Call 04/01/49)(a)	225	135,072
Duke Energy Progress LLC 2.00%, 08/15/31 (Call 05/15/31)	175	131,709
2.50%, 08/15/50 (Call 02/15/50)	213	109,188
3.25%, 08/15/25 (Call 05/15/25)	190	182,790
3.40%, 04/01/32 (Call 01/01/32)	210	173,988
3.45%, 03/15/29 (Call 12/15/28)	345	308,497
3.60%, 09/15/47 (Call 03/15/47)	140	91,814
3.70%, 09/01/28 (Call 06/01/28)	199	182,565
4.10%, 05/15/42 (Call 11/15/41)	190	141,642
4.10%, 03/15/43 (Call 09/15/42)	186	136,212
4.15%, 12/01/44 (Call 06/01/44)	185	135,090
4.20%, 08/15/45 (Call 02/15/45)	240	174,752
5.25%, 03/15/33 (Call 12/15/32)	120	113,074
5.35%, 03/15/53 (Call 09/15/52)	165	140,622
Entergy Arkansas LLC 2.65%, 06/15/51 (Call 12/15/50)	322	167,604
3.50%, 04/01/26 (Call 01/01/26)	375	356,327
4.20%, 04/01/49 (Call 10/01/48)	115	82,441
Entergy Louisiana LLC 2.35%, 06/15/32 (Call 03/15/32)	150	112,272
2.90%, 03/15/51 (Call 09/15/50)	250	137,997
3.10%, 06/15/41 (Call 12/15/40)	100	64,867
4.00%, 03/15/33 (Call 12/15/32)	222	186,510
4.20%, 09/01/48 (Call 03/01/48)	293	208,776
4.20%, 04/01/50 (Call 10/01/49)	213	151,437
4.75%, 09/15/52 (Call 03/15/52)	205	157,033
Entergy Texas Inc., 1.75%, 03/15/31 (Call 12/15/30)	255	188,524
Evergy Kansas Central Inc. 3.45%, 04/15/50 (Call 10/15/49)	175	108,918
4.13%, 03/01/42 (Call 09/01/41)	191	140,430
Florida Power & Light Co. 2.45%, 02/03/32 (Call 11/03/31)	435	339,188
2.85%, 04/01/25 (Call 03/01/25)	538	517,444
2.88%, 12/04/51 (Call 06/04/51)	335	190,065
3.13%, 12/01/25 (Call 06/01/25)	266	253,700
3.15%, 10/01/49 (Call 04/01/49)	299	182,051
3.70%, 12/01/47 (Call 06/01/47)	280	191,438
3.95%, 03/01/48 (Call 09/01/47)	433	310,040
3.99%, 03/01/49 (Call 09/01/48)	190	136,227
4.05%, 06/01/42 (Call 12/01/41)	238	180,899
4.05%, 10/01/44 (Call 04/01/44)	205	152,600
4.13%, 02/01/42 (Call 08/01/41)	262	203,275
4.13%, 06/01/48 (Call 12/01/47)	187	137,237
4.40%, 05/15/28 (Call 03/15/28)	145	138,015
4.45%, 05/15/26 (Call 04/15/26)	90	88,028
4.63%, 05/15/30 (Call 03/15/30)	150	140,158
4.80%, 05/15/33 (Call 02/15/33)	100	91,653
5.05%, 04/01/28 (Call 03/01/28)(a)	215	210,446
5.10%, 04/01/33 (Call 01/01/33)	320	300,149
5.30%, 04/01/53 (Call 10/01/52)(a)	300	262,322
5.69%, 03/01/40	205	194,855
5.95%, 02/01/38	195	188,941
5.96%, 04/01/39	125	121,493

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Indiana Michigan Power Co., 5.63%, 04/01/53 (Call 10/01/52)	$165	$146,406
John Sevier Combined Cycle Generation LLC, 4.63%, 01/15/42(a)	93	80,654
Kentucky Utilities Co. 3.30%, 06/01/50 (Call 12/01/49)	170	103,513
4.38%, 10/01/45 (Call 04/01/45)	177	130,914
5.13%, 11/01/40 (Call 05/01/40)	269	227,257
MidAmerican Energy Co. 2.70%, 08/01/52 (Call 02/01/52)	200	107,128
3.15%, 04/15/50 (Call 10/15/49)	230	137,955
3.65%, 04/15/29 (Call 01/15/29)	288	259,608
3.65%, 08/01/48 (Call 02/01/48)	268	181,411
4.25%, 07/15/49 (Call 01/15/49)	352	260,378
5.85%, 09/15/54 (Call 03/15/54)	60	56,173
National Rural Utilities Cooperative Finance Corp. 1.00%, 06/15/26 (Call 05/15/26)	173	153,642
1.88%, 02/07/25	805	766,035
2.40%, 03/15/30 (Call 12/15/29)	143	115,081
2.75%, 04/15/32 (Call 01/15/32)(a)	180	140,031
2.85%, 01/27/25 (Call 10/27/24)	20	19,317
3.40%, 02/07/28 (Call 11/07/27)	291	265,155
4.02%, 11/01/32 (Call 05/01/32)	123	105,166
4.30%, 03/15/49 (Call 09/15/48)	197	144,099
4.45%, 03/13/26 (Call 02/13/26)	115	112,052
4.80%, 03/15/28 (Call 02/15/28)	175	169,316
5.45%, 10/30/25	180	179,781
5.80%, 01/15/33 (Call 07/15/32)	200	193,677
Nevada Power Co. 6.00%, 03/15/54 (Call 09/15/53)	185	170,011
Series CC, 3.70%, 05/01/29 (Call 02/01/29)	115	102,679
Northern States Power Co./MN 2.60%, 06/01/51 (Call 12/01/50)	245	130,097
2.90%, 03/01/50 (Call 09/01/49)	203	116,751
3.40%, 08/15/42 (Call 02/15/42)	84	57,349
3.60%, 09/15/47 (Call 03/15/47)	33	22,133
4.50%, 06/01/52 (Call 12/01/51)	210	161,232
5.10%, 05/15/53 (Call 11/15/52)	320	271,300
NSTAR Electric Co., 3.20%, 05/15/27 (Call 02/15/27)	390	359,588
Ohio Power Co., Series R, 2.90%, 10/01/51 (Call 04/01/51)	230	128,588
Oncor Electric Delivery Co. LLC 2.75%, 05/15/30 (Call 02/15/30)	225	185,839
3.10%, 09/15/49 (Call 03/15/49)	204	121,093
3.70%, 11/15/28 (Call 08/15/28)	270	246,601
3.75%, 04/01/45 (Call 10/01/44)	218	153,495
4.30%, 05/15/28 (Call 04/15/28)(a)(c)	20	18,908
4.55%, 09/15/32 (Call 06/15/32)	185	165,302
PacifiCorp 2.90%, 06/15/52 (Call 12/15/51)	360	187,567
3.30%, 03/15/51 (Call 09/15/50)	195	111,566
4.13%, 01/15/49 (Call 07/15/48)	207	138,405
4.15%, 02/15/50 (Call 08/15/49)	214	143,450
5.35%, 12/01/53 (Call 06/01/53)	375	298,250
5.50%, 05/15/54 (Call 11/15/53)(a)	365	297,429
5.75%, 04/01/37	242	221,872
6.00%, 01/15/39	225	206,159
6.25%, 10/15/37	150	142,422
PECO Energy Co. 3.90%, 03/01/48 (Call 09/01/47)	172	122,054
4.90%, 06/15/33 (Call 03/15/33)	188	174,233

Security	Par (000)	Value

Electric (continued)
Potomac Electric Power Co. 4.15%, 03/15/43 (Call 09/15/42)	$215	$162,920
6.50%, 11/15/37	170	172,465
PPL Electric Utilities Corp. 5.00%, 05/15/33 (Call 02/15/33)	225	208,586
5.25%, 05/15/53 (Call 11/15/52)	295	254,515
Public Service Co. of Colorado 1.88%, 06/15/31 (Call 12/15/30)	250	187,598
3.60%, 09/15/42 (Call 03/15/42)	209	142,810
5.25%, 04/01/53 (Call 10/01/52)	330	275,891
Series 34, 3.20%, 03/01/50 (Call 09/01/49)	235	138,873
Public Service Electric & Gas Co. 3.10%, 03/15/32 (Call 12/15/31)	255	208,917
3.80%, 03/01/46 (Call 09/01/45)	213	150,370
4.65%, 03/15/33 (Call 12/15/32)	125	113,971
Public Service Electric and Gas Co., 5.20%, 08/01/33 (Call 05/01/33)	35	33,216
Puget Sound Energy Inc., 4.22%, 06/15/48 (Call 12/15/47)	205	148,409
San Diego Gas & Electric Co. 2.50%, 05/15/26 (Call 02/15/26)	317	293,332
3.70%, 03/15/52 (Call 09/15/51)	160	104,105
4.50%, 08/15/40	175	140,310
4.95%, 08/15/28 (Call 07/15/28)	175	168,758
5.35%, 04/01/53 (Call 10/01/52)	250	214,183
Series VVV, 1.70%, 10/01/30 (Call 07/01/30)	321	242,814
Series WWW, 2.95%, 08/15/51 (Call 02/15/51)	330	187,374
Series XXX, 3.00%, 03/15/32 (Call 12/15/31)	190	153,079
Southern California Edison Co. 2.25%, 06/01/30 (Call 03/01/30)	175	137,938
2.75%, 02/01/32 (Call 11/01/31)	180	140,138
2.85%, 08/01/29 (Call 05/01/29)	132	112,030
3.45%, 02/01/52 (Call 08/01/51)	270	161,626
3.65%, 02/01/50 (Call 08/01/49)	322	204,536
4.00%, 04/01/47 (Call 10/01/46)	639	438,116
4.50%, 09/01/40 (Call 03/01/40)	175	135,685
4.65%, 10/01/43 (Call 04/01/43)	299	230,962
5.30%, 03/01/28 (Call 02/01/28)	40	39,110
5.50%, 03/15/40	169	148,292
5.65%, 10/01/28 (Call 09/01/28)	35	34,656
5.85%, 11/01/27 (Call 10/01/27)	315	314,933
5.88%, 12/01/53 (Call 06/01/53)(a)	265	236,121
5.95%, 11/01/32 (Call 08/01/32)	195	190,384
6.00%, 01/15/34	110	106,536
6.05%, 03/15/39	156	145,028
Series 08-A, 5.95%, 02/01/38	230	213,803
Series 20A, 2.95%, 02/01/51 (Call 08/01/50)	270	150,076
Series A, 4.20%, 03/01/29 (Call 12/01/28)	109	100,217
Series B, 4.88%, 03/01/49 (Call 09/01/48)	220	171,611
Series C, 4.13%, 03/01/48 (Call 09/01/47)(a)	507	351,825
Series D, 4.70%, 06/01/27 (Call 05/01/27)	210	201,727
Series E, 3.70%, 08/01/25 (Call 06/01/25)	327	313,970
Southwestern Public Service Co., Series 8, 3.15%, 05/01/50 (Call 11/01/49)	280	161,790
Union Electric Co. 2.15%, 03/15/32 (Call 12/15/31)	195	145,988
2.63%, 03/15/51 (Call 09/15/50)	250	132,636
3.90%, 04/01/52 (Call 10/01/51)	225	155,107
5.45%, 03/15/53 (Call 09/15/52)(a)	160	139,672
Virginia Electric & Power Co. 2.30%, 11/15/31 (Call 08/15/31)	203	155,028

64	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
2.40%, 03/30/32 (Call 12/30/31)	$205	$155,775
2.45%, 12/15/50 (Call 06/15/50)	353	179,410
2.95%, 11/15/51 (Call 05/15/51)(a)	160	89,241
3.30%, 12/01/49 (Call 06/01/49)	192	116,985
4.00%, 01/15/43 (Call 07/15/42)	210	152,925
4.45%, 02/15/44 (Call 08/15/43)	206	155,539
4.60%, 12/01/48 (Call 06/01/48)	139	106,348
5.00%, 04/01/33 (Call 01/01/33)	310	282,724
5.45%, 04/01/53 (Call 10/01/52)	325	278,532
8.88%, 11/15/38	231	278,626
Series A, 2.88%, 07/15/29 (Call 04/15/29)	315	270,699
Series A, 3.15%, 01/15/26 (Call 10/15/25)	335	317,580
Series A, 3.50%, 03/15/27 (Call 12/15/26)	228	211,900
Series A, 3.80%, 04/01/28 (Call 01/01/28)	240	221,469
Series A, 6.00%, 05/15/37	107	102,222
Series B, 3.75%, 05/15/27 (Call 04/15/27)	250	234,362
Series B, 3.80%, 09/15/47 (Call 03/15/47)	235	157,306
Series B, 6.00%, 01/15/36	190	182,922
Series C, 4.00%, 11/15/46 (Call 05/15/46)	240	166,500
Series C, 4.63%, 05/15/52 (Call 11/15/51)	243	183,862
Series D, 4.65%, 08/15/43 (Call 02/15/43)	230	179,102
Virginia Electric and Power Co., 5.70%, 08/15/53 (Call 02/15/53)	170	150,457
Wisconsin Electric Power Co., 4.75%, 09/30/32 (Call 06/30/32)	120	110,443
Wisconsin Power and Light Co., 3.95%, 09/01/32 (Call 06/01/32)	250	215,090

		53,924,161

Electrical Components & Equipment — 0.2%
Emerson Electric Co. 0.88%, 10/15/26 (Call 09/15/26)	312	274,144
1.80%, 10/15/27 (Call 08/15/27)	157	137,015
1.95%, 10/15/30 (Call 07/15/30)(a)	165	129,590
2.00%, 12/21/28 (Call 10/21/28)	215	182,124
2.20%, 12/21/31 (Call 09/21/31)	410	318,434
2.75%, 10/15/50 (Call 04/15/50)(a)	237	133,087
2.80%, 12/21/51 (Call 06/21/51)	238	134,920
3.15%, 06/01/25 (Call 03/01/25)	125	120,628

		1,429,942

Electronics — 0.4%
Honeywell International Inc. 1.10%, 03/01/27 (Call 02/01/27)	360	314,214
1.35%, 06/01/25 (Call 05/01/25)	333	312,820
1.75%, 09/01/31 (Call 06/01/31)(a)	540	404,560
1.95%, 06/01/30 (Call 03/01/30)	381	302,646
2.50%, 11/01/26 (Call 08/01/26)(a)	819	757,275
2.70%, 08/15/29 (Call 05/15/29)	360	309,613
2.80%, 06/01/50 (Call 12/01/49)(a)	189	117,524
4.25%, 01/15/29 (Call 12/15/28)	100	94,338
4.50%, 01/15/34 (Call 10/15/33)	275	247,077
4.95%, 02/15/28 (Call 01/15/28)	173	170,881
5.00%, 02/15/33 (Call 11/15/32)(a)	473	446,702
Tyco Electronics Group SA 2.50%, 02/04/32 (Call 12/04/31)(a)	245	191,823
4.50%, 02/13/26(a)	65	63,457

		3,732,930

Environmental Control — 0.2%
Waste Management Inc. 0.75%, 11/15/25 (Call 10/15/25)	5	4,554
1.15%, 03/15/28 (Call 01/15/28)	30	25,034

Security	Par (000)	Value

Environmental Control (continued)
1.50%, 03/15/31 (Call 12/15/30)	$20	$14,850
3.15%, 11/15/27 (Call 08/15/27)(a)	5	4,575
4.15%, 04/15/32 (Call 01/15/32)	400	354,312
4.15%, 07/15/49 (Call 01/15/49)(a)	40	30,000
4.63%, 02/15/30 (Call 12/15/29)	510	479,093
4.63%, 02/15/33 (Call 11/15/32)(a)	500	453,537
4.88%, 02/15/29 (Call 01/15/29)	5	4,818
4.88%, 02/15/34 (Call 11/15/33)	505	463,044

		1,833,817

Food — 0.1%
Hershey Co. (The), 2.30%, 08/15/26 (Call 05/15/26)	365	338,048
Hormel Foods Corp. 1.70%, 06/03/28 (Call 04/03/28)	405	343,255
1.80%, 06/11/30 (Call 03/11/30)	351	274,924
3.05%, 06/03/51 (Call 12/03/50)	270	160,552

		1,116,779

Forest Products & Paper — 0.0%
Georgia-Pacific LLC, 7.75%, 11/15/29	221	238,601

Gas — 0.4%
Atmos Energy Corp. 1.50%, 01/15/31 (Call 10/15/30)	327	241,512
2.63%, 09/15/29 (Call 06/15/29)	120	102,505
2.85%, 02/15/52 (Call 08/15/51)(a)	200	112,560
3.00%, 06/15/27 (Call 03/15/27)	372	341,378
3.38%, 09/15/49 (Call 03/15/49)	188	118,455
4.13%, 10/15/44 (Call 04/15/44)	129	96,327
4.15%, 01/15/43 (Call 07/15/42)	250	191,920
4.30%, 10/01/48 (Call 04/01/48)	200	149,521
5.75%, 10/15/52 (Call 04/15/52)(a)	150	137,704
6.20%, 11/15/53 (Call 05/15/53)	50	48,538
CenterPoint Energy Resources Corp. 1.75%, 10/01/30 (Call 07/01/30)	340	256,212
4.40%, 07/01/32 (Call 04/01/32)	275	241,373
5.25%, 03/01/28 (Call 02/01/28)	270	264,109
5.40%, 03/01/33 (Call 12/01/32)	50	46,693
ONE Gas Inc., 4.66%, 02/01/44 (Call 08/01/43)(a)	10	7,745
Southern California Gas Co. 2.95%, 04/15/27 (Call 03/15/27)	295	268,981
5.20%, 06/01/33 (Call 03/01/33)	200	184,873
5.75%, 06/01/53 (Call 12/01/52)(a)	185	163,713
6.35%, 11/15/52 (Call 05/15/52)	190	184,077
Series TT, 2.60%, 06/15/26 (Call 03/15/26)	354	326,849
Series VV, 4.30%, 01/15/49 (Call 07/15/48)	142	101,936
Series XX, 2.55%, 02/01/30 (Call 11/01/29)	314	255,480

		3,842,461

Hand & Machine Tools — 0.0%
Snap-on Inc., 3.10%, 05/01/50 (Call 11/01/49)(a)	158	96,900

Health Care - Products — 1.1%
Abbott Laboratories 1.15%, 01/30/28 (Call 11/30/27)(a)	359	304,058
1.40%, 06/30/30 (Call 03/30/30)(a)	318	246,855
2.95%, 03/15/25 (Call 12/15/24)(a)	428	414,029
3.75%, 11/30/26 (Call 08/30/26)	617	590,362
4.75%, 11/30/36 (Call 05/30/36)	537	490,397
4.75%, 04/15/43 (Call 10/15/42)	243	209,547
4.90%, 11/30/46 (Call 05/30/46)	1,001	862,583
5.30%, 05/27/40	267	249,807
6.00%, 04/01/39	220	220,165
6.15%, 11/30/37(a)	205	210,591

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Products (continued)
Danaher Corp. 2.60%, 10/01/50 (Call 04/01/50)	$325	$178,432
2.80%, 12/10/51 (Call 06/10/51)(a)	295	165,841
3.35%, 09/15/25 (Call 06/15/25)	45	43,209
4.38%, 09/15/45 (Call 03/15/45)	100	79,175
DH Europe Finance II Sarl 2.20%, 11/15/24 (Call 10/15/24)	360	347,020
2.60%, 11/15/29 (Call 08/15/29)	125	105,711
3.25%, 11/15/39 (Call 05/15/39)	445	317,559
3.40%, 11/15/49 (Call 05/15/49)	380	247,904
Medtronic Global Holdings SCA 4.25%, 03/30/28 (Call 02/29/28)	295	280,898
4.50%, 03/30/33 (Call 12/30/32)(a)	360	326,837
Medtronic Inc. 4.38%, 03/15/35	712	622,681
4.63%, 03/15/45	617	508,764
Thermo Fisher Scientific Inc. 1.75%, 10/15/28 (Call 08/15/28)(a)	485	405,545
2.00%, 10/15/31 (Call 07/15/31)(a)	495	373,256
2.60%, 10/01/29 (Call 07/01/29)	200	169,542
2.80%, 10/15/41 (Call 04/15/41)	360	229,001
4.10%, 08/15/47 (Call 02/15/47)	355	264,507
4.80%, 11/21/27 (Call 10/21/27)(a)	175	171,354
4.95%, 08/10/26 (Call 07/10/26)(a)	265	262,392
4.95%, 11/21/32 (Call 08/21/32)(a)	235	218,692
4.98%, 08/10/30 (Call 06/10/30)	215	205,042
5.09%, 08/10/33 (Call 05/10/33)	290	271,278
5.40%, 08/10/43 (Call 04/10/43)(a)	215	194,417

		9,787,451

Health Care - Services — 2.5%
Ascension Health 3.95%, 11/15/46	287	208,110
Series B, 2.53%, 11/15/29 (Call 08/15/29)	267	224,510
Series B, 3.11%, 11/15/39 (Call 05/15/39)	305	211,762
Baptist Healthcare System Obligated Group, Series 20B, 3.54%,08/15/50 (Call 02/15/50)	40	25,004
BayCare Health System Inc., Series 2020, 3.83%, 11/15/50 (Call 05/15/50)(a)	164	114,769
Baylor Scott & White Holdings, Series 2021, 2.84%, 11/15/50 (Call 11/15/49)	295	168,411
Children’s Hospital of Philadelphia (The), Series 2020, 2.70%, 07/01/50 (Call 01/01/50)	175	97,107
CommonSpirit Health 2.78%, 10/01/30 (Call 04/01/30)	175	140,280
3.35%, 10/01/29 (Call 04/01/29)	200	171,538
3.82%, 10/01/49 (Call 04/01/49)	317	209,119
3.91%, 10/01/50 (Call 04/01/50)	200	132,797
4.19%, 10/01/49 (Call 04/01/49)	400	280,000
6.07%, 11/01/27 (Call 08/01/27)	175	174,471
Cottage Health Obligated Group, Series 2020, 3.30%, 11/01/49 (Call 05/01/49)	175	109,155
Duke University Health System Inc., Series 2017, 3.92%, 06/01/47 (Call 12/01/46)	215	156,330
Hackensack Meridian Health Inc.
Series 2020, 2.68%, 09/01/41 (Call 03/01/41)	180	111,426
Series 2020, 2.88%, 09/01/50 (Call 03/01/50)(a)	165	95,601
Hoag Memorial Hospital Presbyterian, 3.80%, 07/15/52 (Call 01/15/52)	195	133,833
Johns Hopkins Health System Corp. (The), 3.84%, 05/15/46(a)	151	108,274

Security	Par (000)	Value

Health Care - Services (continued)
Kaiser Foundation Hospitals 3.15%, 05/01/27 (Call 02/01/27)	$57	$52,829
4.15%, 05/01/47 (Call 11/01/46)	527	396,749
4.88%, 04/01/42	225	191,669
Series 2019, 3.27%, 11/01/49 (Call 05/01/49)	335	208,999
Series 2021, 2.81%, 06/01/41 (Call 12/01/40)	410	263,000
Series 2021, 3.00%, 06/01/51 (Call 12/01/50)	480	281,020
Mass General Brigham Inc., Series 2020, 3.34%, 07/01/60 (Call 01/01/60)	194	114,598
Mayo Clinic, Series 2021, 3.20%, 11/15/61 (Call 05/15/61)	165	95,842
Memorial Sloan-Kettering Cancer Center, Series 2015, 4.20%, 07/01/55	155	112,427
Methodist Hospital (The), Series 20A, 2.71%, 12/01/50 (Call 06/01/50)	175	95,793
New York and Presbyterian Hospital (The) 4.02%, 08/01/45	266	197,553
Series 2019, 3.95%, 08/01/2119 (Call 02/01/2119)	100	61,620
Northwell Healthcare Inc. 3.98%, 11/01/46 (Call 11/01/45)	170	118,318
4.26%, 11/01/47 (Call 11/01/46)(a)	298	213,565
Novant Health Inc., 3.17%, 11/01/51 (Call 05/01/51)	231	139,272
Providence St Joseph Health Obligated Group 5.40%, 10/01/33 (Call 04/01/33)	35	32,798
Series 19A, 2.53%, 10/01/29 (Call 07/01/29)	146	119,920
Series 21A, 2.70%, 10/01/51 (Call 04/01/51)	160	80,233
SSM Health Care Corp., Series A, 3.82%, 06/01/27 (Call 03/01/27)(a)	55	51,492
Stanford Health Care, Series 2018, 3.80%, 11/15/48 (Call 05/15/48)	180	126,084
Sutter Health
Series 20A, 2.29%, 08/15/30 (Call 02/15/30)	195	153,773
Series 20A, 3.36%, 08/15/50 (Call 02/15/50)	89	55,145
Toledo Hospital (The), 5.75%, 11/15/38 (Call 11/15/28)	176	167,730
UnitedHealth Group Inc. 3.70%, 05/15/27 (Call 04/15/27)	230	216,706
1.15%, 05/15/26 (Call 04/15/26)	245	221,175
1.25%, 01/15/26	236	215,657
2.00%, 05/15/30	415	329,714
2.30%, 05/15/31 (Call 02/15/31)	507	398,836
2.75%, 05/15/40 (Call 11/15/39)	332	214,729
2.88%, 08/15/29	380	329,542
2.90%, 05/15/50 (Call 11/15/49)	490	282,619
2.95%, 10/15/27	336	305,684
3.05%, 05/15/41 (Call 11/15/40)	505	336,670
3.10%, 03/15/26	531	504,009
3.13%, 05/15/60 (Call 11/15/59)(a)	360	205,049
3.25%, 05/15/51 (Call 11/15/50)	637	391,448
3.38%, 04/15/27	145	135,475
3.45%, 01/15/27	81	76,140
3.50%, 08/15/39 (Call 02/15/39)	390	286,223
3.70%, 08/15/49 (Call 02/15/49)	467	316,051
3.75%, 07/15/25	463	450,900
3.75%, 10/15/47 (Call 04/15/47)	359	247,696
3.85%, 06/15/28(a)	532	496,326
3.88%, 12/15/28	289	268,310
3.88%, 08/15/59 (Call 02/15/59)	395	261,559
3.95%, 10/15/42 (Call 04/15/42)	238	177,298
4.00%, 05/15/29 (Call 03/15/29)	395	365,609
4.20%, 05/15/32 (Call 02/15/32)	550	487,358

66	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
4.20%, 01/15/47 (Call 07/15/46)	$322	$240,177
4.25%, 01/15/29 (Call 12/15/28)	470	441,804
4.25%, 03/15/43 (Call 09/15/42)	345	269,163
4.25%, 04/15/47 (Call 10/15/46)	313	236,077
4.25%, 06/15/48 (Call 12/15/47)	450	336,765
4.38%, 03/15/42 (Call 09/15/41)	210	166,094
4.45%, 12/15/48 (Call 06/15/48)	398	307,080
4.50%, 04/15/33 (Call 01/15/33)	435	391,428
4.63%, 07/15/35	557	495,003
4.63%, 11/15/41 (Call 05/15/41)	279	229,497
4.75%, 07/15/45	710	582,297
4.75%, 05/15/52 (Call 11/15/51)(a)	615	491,653
4.95%, 05/15/62 (Call 11/15/61)	355	286,053
5.05%, 04/15/53 (Call 10/15/52)	660	555,024
5.15%, 10/15/25	90	89,651
5.20%, 04/15/63 (Call 10/15/62)	565	472,237
5.25%, 02/15/28 (Call 01/15/28)(a)	235	233,369
5.30%, 02/15/30 (Call 12/15/29)	220	215,900
5.35%, 02/15/33 (Call 11/15/32)	755	725,431
5.80%, 03/15/36	205	201,668
5.88%, 02/15/53 (Call 08/15/52)	670	633,726
6.05%, 02/15/63 (Call 08/15/62)	395	376,736
6.50%, 06/15/37(a)	182	188,844
6.63%, 11/15/37	209	217,912
6.88%, 02/15/38	450	482,939
UPMC, 5.04%, 05/15/33 (Call 02/15/33)	60	55,780

		22,646,017

Household Products & Wares — 0.2%
Kimberly-Clark Corp. 1.05%, 09/15/27 (Call 07/15/27)	270	229,475
2.00%, 11/02/31 (Call 08/02/31)(a)	125	95,961
2.88%, 02/07/50 (Call 08/07/49)(a)	146	87,659
3.10%, 03/26/30 (Call 12/26/29)	260	224,210
3.20%, 04/25/29 (Call 01/25/29)(a)	265	237,260
3.20%, 07/30/46 (Call 01/30/46)	209	134,185
3.95%, 11/01/28 (Call 08/01/28)(a)	235	221,254
6.63%, 08/01/37	251	268,166

		1,498,170

Insurance — 2.5%
Aflac Inc. 3.60%, 04/01/30 (Call 01/01/30)	383	334,074
4.75%, 01/15/49 (Call 07/15/48)	188	149,571
Alleghany Corp. 3.25%, 08/15/51 (Call 02/15/51)	100	61,212
3.63%, 05/15/30 (Call 02/15/30)	160	140,612
AXA SA, 8.60%, 12/15/30	45	51,767
Berkshire Hathaway Finance Corp. 1.45%, 10/15/30 (Call 07/15/30)	152	116,376
1.85%, 03/12/30 (Call 12/12/29)(a)	235	188,377
2.30%, 03/15/27 (Call 02/15/27)	335	305,387
2.50%, 01/15/51 (Call 07/15/50)	120	64,460
2.85%, 10/15/50 (Call 04/15/50)	670	384,139
2.88%, 03/15/32 (Call 12/15/31)	410	334,192
3.85%, 03/15/52 (Call 09/15/51)	895	624,168
4.20%, 08/15/48 (Call 02/15/48)	836	640,188
4.25%, 01/15/49 (Call 07/15/48)	632	488,696
4.30%, 05/15/43	193	155,517
4.40%, 05/15/42	295	243,680
5.75%, 01/15/40(a)	322	317,764

Security	Par (000)	Value

Insurance (continued)
Berkshire Hathaway Inc. 3.13%, 03/15/26 (Call 12/15/25)	$803	$765,362
4.50%, 02/11/43	392	328,536
Chubb Corp. (The) 6.00%, 05/11/37	233	230,736
Series 1, 6.50%, 05/15/38	270	279,152
Chubb INA Holdings Inc. 1.38%, 09/15/30 (Call 06/15/30)	360	269,802
2.85%, 12/15/51 (Call 06/15/51)(a)	175	101,979
3.05%, 12/15/61 (Call 06/15/61)	290	163,265
3.15%, 03/15/25	497	479,592
3.35%, 05/03/26 (Call 02/03/26)	525	497,125
4.35%, 11/03/45 (Call 05/03/45)	490	382,560
Loews Corp. 3.20%, 05/15/30 (Call 02/15/30)	238	201,896
3.75%, 04/01/26 (Call 01/01/26)	230	219,927
4.13%, 05/15/43 (Call 11/15/42)	161	120,190
Manulife Financial Corp. 2.48%, 05/19/27 (Call 03/19/27)	124	110,685
3.70%, 03/16/32 (Call 12/16/31)(a)	290	247,169
4.15%, 03/04/26	449	432,017
5.38%, 03/04/46	207	181,779
Marsh & McLennan Companies Inc. 2.25%, 11/15/30 (Call 08/15/30)	325	255,380
3.50%, 03/10/25 (Call 12/10/24)	300	290,783
3.75%, 03/14/26 (Call 12/14/25)	329	314,652
4.20%, 03/01/48 (Call 09/01/47)	240	177,178
4.35%, 01/30/47 (Call 07/30/46)	193	146,682
4.38%, 03/15/29 (Call 12/15/28)	589	551,204
4.75%, 03/15/39 (Call 09/15/38)	179	152,195
4.90%, 03/15/49 (Call 09/15/48)	478	392,744
5.45%, 03/15/53 (Call 09/15/52)	70	61,642
5.70%, 09/15/53 (Call 03/15/53)	350	321,371
5.75%, 11/01/32 (Call 08/01/32)	125	121,915
6.25%, 11/01/52 (Call 05/01/52)	180	176,400
Marsh & McLennan Cos. Inc., 5.40%, 09/15/33 (Call 06/15/33)	235	223,330
MetLife Inc. 3.00%, 03/01/25	370	355,795
3.60%, 11/13/25 (Call 08/13/25)	302	289,877
4.05%, 03/01/45	414	298,275
4.13%, 08/13/42	215	160,518
4.55%, 03/23/30 (Call 12/23/29)(a)	420	390,482
4.60%, 05/13/46 (Call 11/13/45)(a)	345	270,082
4.88%, 11/13/43	325	265,439
5.00%, 07/15/52 (Call 01/15/52)	305	246,162
5.25%, 01/15/54 (Call 07/15/53)(a)	320	267,627
5.38%, 07/15/33 (Call 04/15/33)	215	201,008
5.70%, 06/15/35	431	410,178
5.88%, 02/06/41	230	214,983
6.38%, 06/15/34	314	316,184
6.50%, 12/15/32(a)	241	246,591
PartnerRe Finance B LLC, 3.70%, 07/02/29 (Call 04/02/29)(a)	110	97,151
Principal Financial Group Inc. 2.13%, 06/15/30 (Call 03/15/30)	136	105,817
3.70%, 05/15/29 (Call 02/15/29)	250	221,718
6.05%, 10/15/36	125	119,872
Progressive Corp. (The) 2.45%, 01/15/27	91	82,463
2.50%, 03/15/27 (Call 02/15/27)(a)	175	158,039

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
3.00%, 03/15/32 (Call 12/15/31)	$145	$117,898
3.20%, 03/26/30 (Call 12/26/29)	189	161,134
3.70%, 03/15/52 (Call 09/15/51)	240	161,035
3.95%, 03/26/50 (Call 09/26/49)	98	69,696
4.00%, 03/01/29 (Call 12/01/28)	245	227,782
4.13%, 04/15/47 (Call 10/15/46)	293	216,790
4.20%, 03/15/48 (Call 09/15/47)	240	179,047
4.95%, 06/15/33 (Call 03/15/33)(a)	240	221,248
Prudential Financial Inc. 1.50%, 03/10/26 (Call 02/10/26)	305	275,374
2.10%, 03/10/30 (Call 12/10/29)	160	128,417
3.00%, 03/10/40 (Call 09/10/39)	151	100,276
3.70%, 03/13/51 (Call 09/13/50)(a)	467	305,003
3.91%, 12/07/47 (Call 06/07/47)	293	199,704
3.94%, 12/07/49 (Call 06/07/49)	363	245,953
4.35%, 02/25/50 (Call 08/25/49)	368	269,638
4.60%, 05/15/44	268	210,233
5.70%, 12/14/36	360	345,321
Prudential Funding Asia PLC, 3.13%, 04/14/30	300	250,188
RenaissanceRe Holdings Ltd., 5.75%, 06/05/33 (Call 03/05/33)(a)	255	234,880
Travelers Companies Inc. (The) 2.55%, 04/27/50 (Call 10/27/49)	180	97,667
3.05%, 06/08/51 (Call 12/08/50)	295	175,341
3.75%, 05/15/46 (Call 11/15/45)	133	92,050
4.00%, 05/30/47 (Call 11/30/46)	260	189,422
4.05%, 03/07/48 (Call 09/07/47)	134	98,402
4.10%, 03/04/49 (Call 09/04/48)	190	139,516
4.60%, 08/01/43	125	102,470
5.35%, 11/01/40	305	277,874
6.25%, 06/15/37	304	308,011
Travelers Cos. Inc. (The), 5.45%, 05/25/53 (Call 11/25/52)(a)	290	260,084
Travelers Property Casualty Corp., 6.38%, 03/15/33	198	206,064

		23,382,207

Internet — 3.4%
Alibaba Group Holding Ltd. 2.13%, 02/09/31 (Call 11/09/30)	355	272,234
2.70%, 02/09/41 (Call 08/09/40)	320	184,694
3.15%, 02/09/51 (Call 08/09/50)	450	242,581
3.25%, 02/09/61 (Call 08/09/60)	400	204,212
3.40%, 12/06/27 (Call 09/06/27)(a)	820	749,226
3.60%, 11/28/24 (Call 08/28/24)(a)	550	536,392
4.00%, 12/06/37 (Call 06/06/37)	280	209,638
4.20%, 12/06/47 (Call 06/06/47)(a)	700	469,694
4.40%, 12/06/57 (Call 06/06/57)	360	237,116
4.50%, 11/28/34 (Call 05/28/34)	220	184,975
Alphabet Inc. 0.45%, 08/15/25 (Call 07/15/25)	435	400,541
0.80%, 08/15/27 (Call 06/15/27)	440	376,697
1.10%, 08/15/30 (Call 05/15/30)	702	537,868
1.90%, 08/15/40 (Call 02/15/40)(a)	469	280,207
2.00%, 08/15/26 (Call 05/15/26)	722	663,812
2.05%, 08/15/50 (Call 02/15/50)	822	424,440
2.25%, 08/15/60 (Call 02/15/60)(a)	625	312,017
Amazon.com Inc. 0.80%, 06/03/25 (Call 05/03/25)	592	551,221
1.00%, 05/12/26 (Call 04/12/26)	1,115	1,002,885
1.20%, 06/03/27 (Call 04/03/27)	372	322,371
1.50%, 06/03/30 (Call 03/03/30)	846	659,478
1.65%, 05/12/28 (Call 03/12/28)	882	752,972

Security	Par (000)	Value

Internet (continued)
2.10%, 05/12/31 (Call 02/12/31)	$1,127	$887,894
2.50%, 06/03/50 (Call 12/03/49)	861	475,724
2.70%, 06/03/60 (Call 12/03/59)	711	378,071
2.88%, 05/12/41 (Call 11/12/40)	752	504,529
3.00%, 04/13/25	755	730,398
3.10%, 05/12/51 (Call 11/12/50)	1,080	670,516
3.15%, 08/22/27 (Call 05/22/27)	1,327	1,227,836
3.25%, 05/12/61 (Call 11/12/60)	600	358,945
3.30%, 04/13/27 (Call 03/13/27)	800	749,555
3.45%, 04/13/29 (Call 02/13/29)	680	620,377
3.60%, 04/13/32 (Call 01/13/32)	915	793,952
3.80%, 12/05/24 (Call 09/05/24)	241	236,790
3.88%, 08/22/37 (Call 02/22/37)	834	682,679
3.95%, 04/13/52 (Call 10/13/51)	875	640,352
4.05%, 08/22/47 (Call 02/22/47)	917	699,146
4.10%, 04/13/62 (Call 10/13/61)	445	319,768
4.25%, 08/22/57 (Call 02/22/57)	762	576,405
4.55%, 12/01/27 (Call 11/01/27)	425	413,487
4.60%, 12/01/25	210	207,415
4.65%, 12/01/29 (Call 10/01/29)	310	298,478
4.70%, 11/29/24	315	312,484
4.70%, 12/01/32 (Call 09/01/32)	395	370,083
4.80%, 12/05/34 (Call 06/05/34)	529	494,831
4.95%, 12/05/44 (Call 06/05/44)	549	490,599
5.20%, 12/03/25 (Call 09/03/25)	541	540,191
Baidu Inc. 1.72%, 04/09/26 (Call 03/09/26)(a)	220	199,712
2.38%, 08/23/31 (Call 05/23/31)	20	15,095
3.08%, 04/07/25 (Call 03/07/25)(a)	200	192,206
3.63%, 07/06/27	215	198,757
4.13%, 06/30/25	90	87,406
4.38%, 03/29/28 (Call 12/29/27)	35	32,910
Booking Holdings Inc. 3.55%, 03/15/28 (Call 12/15/27)	285	263,674
3.60%, 06/01/26 (Call 03/01/26)	387	368,459
3.65%, 03/15/25 (Call 12/15/24)	257	250,193
4.63%, 04/13/30 (Call 01/13/30)	578	538,509
Meta Platforms Inc. 3.50%, 08/15/27 (Call 07/15/27)(a)	815	766,472
3.85%, 08/15/32 (Call 05/15/32)	880	764,214
4.45%, 08/15/52 (Call 02/15/52)	1,145	865,964
4.60%, 05/15/28 (Call 04/15/28)	630	610,666
4.65%, 08/15/62 (Call 02/15/62)	440	331,987
4.80%, 05/15/30 (Call 03/15/30)	285	274,543
4.95%, 05/15/33 (Call 02/15/33)(a)	465	435,820
5.60%, 05/15/53 (Call 11/15/52)	960	867,794
5.75%, 05/15/63 (Call 11/15/62)	575	516,044
Tencent Music Entertainment Group, 2.00%, 09/03/30 (Call 06/03/30)	155	115,894

		30,952,095

Iron & Steel — 0.1%
Nucor Corp. 2.00%, 06/01/25 (Call 05/01/25)	30	28,244
2.70%, 06/01/30 (Call 03/01/30)(a)	125	103,340
3.13%, 04/01/32 (Call 01/01/32)	265	213,998
3.85%, 04/01/52 (Call 09/01/51)	215	145,118
3.95%, 05/23/25	110	106,824
3.95%, 05/01/28 (Call 02/01/28)	170	158,056
4.30%, 05/23/27 (Call 04/23/27)	140	133,587

68	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Iron & Steel (continued)
6.40%, 12/01/37(a)	$70	$70,041

		959,208

Machinery — 1.5%
ABB Finance USA Inc., 4.38%, 05/08/42(a)	185	150,003
Caterpillar Financial Services Corp. 0.80%, 11/13/25	170	154,817
0.90%, 03/02/26(a)	520	468,860
1.10%, 09/14/27(a)	294	250,429
1.15%, 09/14/26	255	226,543
1.45%, 05/15/25	182	171,283
1.70%, 01/08/27	70	62,540
2.15%, 11/08/24	399	385,579
3.25%, 12/01/24	55	53,664
3.40%, 05/13/25	270	261,637
3.60%, 08/12/27(a)	160	149,944
3.65%, 08/12/25	423	409,774
4.35%, 05/15/26	325	316,828
4.80%, 01/06/26	145	143,020
4.90%, 01/17/25	300	298,235
5.15%, 08/11/25	120	119,308
5.40%, 03/10/25(a)	35	35,047
Caterpillar Inc. 1.90%, 03/12/31 (Call 12/12/30)(a)	145	114,324
2.60%, 09/19/29 (Call 06/19/29)(a)	206	177,437
2.60%, 04/09/30 (Call 01/09/30)	271	227,903
3.25%, 09/19/49 (Call 03/19/49)	345	226,676
3.25%, 04/09/50 (Call 10/09/49)(a)	324	211,744
3.80%, 08/15/42	622	470,072
4.30%, 05/15/44 (Call 11/15/43)(a)	154	124,931
4.75%, 05/15/64 (Call 11/15/63)	172	137,827
5.20%, 05/27/41	314	288,101
Deere & Co. 2.75%, 04/15/25 (Call 03/15/25)	322	309,683
2.88%, 09/07/49 (Call 03/07/49)	180	111,729
3.10%, 04/15/30 (Call 01/15/30)	303	261,343
3.75%, 04/15/50 (Call 10/15/49)(a)	314	232,487
3.90%, 06/09/42 (Call 12/09/41)	296	231,579
5.38%, 10/16/29(a)	111	110,745
John Deere Capital Corp. 0.70%, 01/15/26	370	333,520
1.05%, 06/17/26	350	312,813
1.25%, 01/10/25	325	309,192
1.45%, 01/15/31(a)	295	221,178
1.50%, 03/06/28	235	198,700
1.70%, 01/11/27(a)	260	231,102
1.75%, 03/09/27	280	247,945
2.00%, 06/17/31	195	149,966
2.05%, 01/09/25	375	360,286
2.35%, 03/08/27	55	49,691
2.45%, 01/09/30	230	191,674
2.65%, 06/10/26	285	266,201
2.80%, 09/08/27	243	220,722
2.80%, 07/18/29	245	211,984
3.35%, 04/18/29	168	151,239
3.40%, 06/06/25	575	556,997
3.45%, 03/13/25	117	113,937
3.45%, 03/07/29(a)	251	226,811
3.90%, 06/07/32(a)	135	117,925
4.05%, 09/08/25	205	200,180
4.15%, 09/15/27	395	377,853
4.35%, 09/15/32(a)	270	243,989

Security	Par (000)	Value

Machinery (continued)
4.70%, 06/10/30	$170	$160,090
4.75%, 06/08/26	160	157,491
4.75%, 01/20/28	270	262,287
4.80%, 01/09/26	240	236,869
4.90%, 03/03/28	15	14,689
4.95%, 06/06/25(a)	225	223,418
4.95%, 07/14/28	165	160,983
5.05%, 03/03/26	135	134,048
5.15%, 03/03/25(a)	85	84,784
Rockwell Automation Inc., 4.20%, 03/01/49 (Call 09/01/48)	185	142,124

		13,764,780

Machinery - Diversified — 0.0%
John Deere Capital Corp. 5.15%, 09/08/26(a)	65	64,654
5.15%, 09/08/33	60	57,022

		121,676

Manufacturing — 0.2%
Eaton Corp. 3.10%, 09/15/27 (Call 06/15/27)	30	27,520
4.00%, 11/02/32	265	231,379
4.15%, 03/15/33 (Call 12/15/32)	505	444,082
4.15%, 11/02/42(a)	20	15,523
4.35%, 05/18/28 (Call 04/18/28)	15	14,303
4.70%, 08/23/52 (Call 02/23/52)(a)	360	292,339
Illinois Tool Works Inc. 2.65%, 11/15/26 (Call 08/15/26)	470	433,639
3.90%, 09/01/42 (Call 03/01/42)	295	227,148
4.88%, 09/15/41 (Call 03/15/41)	240	210,714

		1,896,647

Media — 3.4%
Comcast Corp. 1.50%, 02/15/31 (Call 11/15/30)	630	466,077
1.95%, 01/15/31 (Call 10/15/30)	445	340,960
2.35%, 01/15/27 (Call 10/15/26)	549	495,936
2.45%, 08/15/52 (Call 02/15/52)	501	252,189
2.65%, 02/01/30 (Call 11/01/29)	650	539,270
2.65%, 08/15/62 (Call 02/15/62)(a)	510	248,273
2.80%, 01/15/51 (Call 07/15/50)	636	347,453
2.89%, 11/01/51 (Call 05/01/51)	1,740	959,686
2.94%, 11/01/56 (Call 05/01/56)	1,863	986,686
2.99%, 11/01/63 (Call 05/01/63)	1,327	681,995
3.15%, 03/01/26 (Call 12/01/25)(a)	849	805,715
3.15%, 02/15/28 (Call 11/15/27)	655	593,419
3.20%, 07/15/36 (Call 01/15/36)	253	186,697
3.25%, 11/01/39 (Call 05/01/39)	370	254,851
3.30%, 02/01/27 (Call 11/01/26)	522	485,555
3.30%, 04/01/27 (Call 02/01/27)	339	313,929
3.38%, 08/15/25 (Call 05/15/25)(a)	595	572,716
3.40%, 04/01/30 (Call 01/01/30)	609	527,019
3.40%, 07/15/46 (Call 01/15/46)	482	309,519
3.45%, 02/01/50 (Call 08/01/49)	523	331,375
3.55%, 05/01/28 (Call 02/01/28)	625	572,679
3.75%, 04/01/40 (Call 10/01/39)	579	425,432
3.90%, 03/01/38 (Call 09/01/37)	401	310,926
3.95%, 10/15/25 (Call 08/15/25)	1,048	1,016,660
3.97%, 11/01/47 (Call 05/01/47)	572	400,973
4.00%, 08/15/47 (Call 02/15/47)(a)	301	212,155
4.00%, 03/01/48 (Call 09/01/47)	294	207,360
4.00%, 11/01/49 (Call 05/01/49)	615	429,843

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
4.05%, 11/01/52 (Call 05/01/52)	$368	$256,129
4.15%, 10/15/28 (Call 07/15/28)	1,343	1,254,634
4.20%, 08/15/34 (Call 02/15/34)	453	382,817
4.25%, 10/15/30 (Call 07/15/30)	614	555,080
4.25%, 01/15/33	560	489,650
4.40%, 08/15/35 (Call 02/15/35)	273	232,109
4.55%, 01/15/29 (Call 12/15/28)	315	299,046
4.60%, 10/15/38 (Call 04/15/38)	406	336,994
4.60%, 08/15/45 (Call 02/15/45)	287	224,474
4.65%, 02/15/33 (Call 11/15/32)(a)	335	302,958
4.65%, 07/15/42	259	208,359
4.70%, 10/15/48 (Call 04/15/48)(a)	673	536,852
4.80%, 05/15/33 (Call 02/15/33)	520	474,253
4.95%, 10/15/58 (Call 04/15/58)	383	308,300
5.25%, 11/07/25	200	199,012
5.35%, 11/15/27 (Call 10/15/27)	295	292,569
5.35%, 05/15/53 (Call 11/15/52)	560	481,706
5.50%, 11/15/32 (Call 08/15/32)	370	356,260
5.50%, 05/15/64 (Call 11/15/63)	325	277,328
5.65%, 06/15/35	321	305,927
6.45%, 03/15/37	190	190,597
6.50%, 11/15/35	210	214,368
7.05%, 03/15/33	300	318,971
NBCUniversal Media LLC, 4.45%, 01/15/43	341	264,629
TWDC Enterprises 18 Corp. 1.85%, 07/30/26	404	367,295
2.95%, 06/15/27(a)	396	365,477
3.00%, 02/13/26	340	320,873
3.00%, 07/30/46	209	125,584
3.15%, 09/17/25	248	237,432
3.70%, 12/01/42	230	164,535
4.13%, 06/01/44	372	279,127
Series B, 7.00%, 03/01/32	160	170,627
Series E, 4.13%, 12/01/41	221	168,363
Walt Disney Co. (The) 1.75%, 01/13/26	526	485,635
2.00%, 09/01/29 (Call 06/01/29)	588	481,842
2.20%, 01/13/28(a)	370	325,681
2.65%, 01/13/31	515	417,833
2.75%, 09/01/49 (Call 03/01/49)	752	420,499
3.35%, 03/24/25	501	485,362
3.50%, 05/13/40 (Call 11/13/39)	643	462,101
3.60%, 01/13/51 (Call 07/13/50)(a)	971	641,539
3.70%, 10/15/25 (Call 07/15/25)	219	211,700
3.70%, 03/23/27	285	269,972
3.80%, 03/22/30(a)	379	337,786
3.80%, 05/13/60 (Call 11/13/59)(a)	437	284,881
4.63%, 03/23/40 (Call 09/23/39)	302	253,776
4.70%, 03/23/50 (Call 09/23/49)(a)	586	474,204
4.75%, 09/15/44 (Call 03/15/44)	260	212,232
5.40%, 10/01/43	216	192,642
6.15%, 02/15/41(a)	220	214,510
6.20%, 12/15/34	342	346,606
6.40%, 12/15/35	390	396,716
6.65%, 11/15/37	403	419,123

		31,572,323

Security	Par (000)	Value

Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp. 3.25%, 06/15/25 (Call 03/15/25)	$449	$433,035
3.90%, 01/15/43 (Call 07/15/42)	150	111,707

		544,742

Mining — 0.6%
BHP Billiton Finance USA Ltd. 4.13%, 02/24/42(a)	400	312,586
4.75%, 02/28/28 (Call 01/28/28)	355	342,523
4.88%, 02/27/26	220	216,529
4.90%, 02/28/33 (Call 11/28/32)(a)	335	309,671
5.00%, 09/30/43	701	604,594
5.10%, 09/08/28 (Call 08/08/28)	375	365,636
5.25%, 09/08/26	375	371,652
5.25%, 09/08/30 (Call 07/08/30)	375	360,747
5.25%, 09/08/33 (Call 06/08/33)	405	380,452
5.50%, 09/08/53 (Call 03/08/53)	70	63,592
Rio Tinto Alcan Inc., 6.13%, 12/15/33	300	299,278
Rio Tinto Finance USA Ltd. 2.75%, 11/02/51 (Call 05/02/51)	415	231,013
5.20%, 11/02/40	342	306,344
7.13%, 07/15/28	316	334,887
Rio Tinto Finance USA PLC 4.13%, 08/21/42 (Call 02/21/42)	271	208,385
4.75%, 03/22/42 (Call 09/22/41)	165	139,680
5.00%, 03/09/33 (Call 12/09/32)(a)	205	191,994
5.13%, 03/09/53 (Call 09/09/52)	355	305,688

		5,345,251

Oil & Gas — 3.9%
BP Capital Markets America Inc. 1.75%, 08/10/30 (Call 05/10/30)	380	294,324
2.72%, 01/12/32 (Call 10/12/31)	690	547,627
2.77%, 11/10/50 (Call 05/10/50)	605	337,709
2.94%, 06/04/51 (Call 12/04/50)(a)	747	430,718
3.00%, 02/24/50 (Call 08/24/49)	757	447,091
3.00%, 03/17/52 (Call 09/17/51)(a)	495	287,998
3.02%, 01/16/27 (Call 10/16/26)	339	313,049
3.06%, 06/17/41 (Call 12/17/40)	570	377,829
3.12%, 05/04/26 (Call 02/04/26)	280	264,300
3.38%, 02/08/61 (Call 08/08/60)(a)	673	401,337
3.41%, 02/11/26 (Call 12/11/25)	428	408,005
3.54%, 04/06/27 (Call 02/06/27)	80	74,960
3.59%, 04/14/27 (Call 01/14/27)	216	202,531
3.63%, 04/06/30 (Call 01/06/30)	332	293,181
3.80%, 09/21/25 (Call 07/21/25)(a)	555	539,075
3.94%, 09/21/28 (Call 06/21/28)	320	297,317
4.23%, 11/06/28 (Call 08/06/28)	518	486,476
4.81%, 02/13/33 (Call 11/13/32)(a)	745	680,866
4.89%, 09/11/33 (Call 06/11/33)	355	325,128
BP Capital Markets PLC 3.28%, 09/19/27 (Call 06/19/27)	389	358,843
3.72%, 11/28/28 (Call 08/28/28)	414	379,384
Chevron Corp. 1.55%, 05/11/25 (Call 04/11/25)	985	929,514
2.00%, 05/11/27 (Call 03/11/27)	253	226,310
2.24%, 05/11/30 (Call 02/11/30)	559	457,994
2.95%, 05/16/26 (Call 02/16/26)	881	832,888
3.08%, 05/11/50 (Call 11/11/49)(a)	377	236,661
3.33%, 11/17/25 (Call 08/17/25)	376	361,205
Chevron USA Inc. 0.69%, 08/12/25 (Call 07/12/25)	386	355,572

70	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
1.02%, 08/12/27 (Call 06/12/27)	$293	$251,060
2.34%, 08/12/50 (Call 02/12/50)(a)	332	175,895
3.85%, 01/15/28 (Call 10/15/27)(a)	295	279,128
3.90%, 11/15/24 (Call 08/15/24)	200	196,546
ConocoPhillips Co. 3.76%, 03/15/42 (Call 09/15/41)	294	213,354
3.80%, 03/15/52 (Call 09/15/51)	478	325,825
4.03%, 03/15/62 (Call 09/15/61)	480	325,666
4.30%, 11/15/44 (Call 05/15/44)	288	221,433
5.05%, 09/15/33 (Call 06/15/33)	215	200,376
5.30%, 05/15/53 (Call 11/15/52)	475	410,145
5.55%, 03/15/54 (Call 09/15/53)	550	492,420
5.70%, 09/15/63 (Call 03/15/63)	185	166,807
5.90%, 10/15/32	121	121,834
6.50%, 02/01/39	570	589,230
6.95%, 04/15/29	170	181,336
EOG Resources Inc. 3.15%, 04/01/25 (Call 01/01/25)	140	134,970
3.90%, 04/01/35 (Call 10/01/34)(a)	199	163,349
4.15%, 01/15/26 (Call 10/15/25)	471	456,212
4.38%, 04/15/30 (Call 01/15/30)	372	344,799
4.95%, 04/15/50 (Call 10/15/49)	210	176,753
Exxon Mobil Corp. 2.28%, 08/16/26 (Call 06/16/26)	398	367,661
2.44%, 08/16/29 (Call 05/16/29)	674	574,932
2.61%, 10/15/30 (Call 07/15/30)	707	586,926
2.71%, 03/06/25 (Call 12/06/24)	340	327,944
2.99%, 03/19/25 (Call 02/19/25)	939	908,470
3.00%, 08/16/39 (Call 02/16/39)	252	175,315
3.04%, 03/01/26 (Call 12/01/25)	1,047	994,566
3.10%, 08/16/49 (Call 02/16/49)	475	294,738
3.29%, 03/19/27 (Call 01/19/27)	359	337,188
3.45%, 04/15/51 (Call 10/15/50)	968	636,061
3.48%, 03/19/30 (Call 12/19/29)	716	635,195
3.57%, 03/06/45 (Call 09/06/44)	315	220,925
4.11%, 03/01/46 (Call 09/01/45)	834	636,103
4.23%, 03/19/40 (Call 09/19/39)	688	559,432
4.33%, 03/19/50 (Call 09/19/49)	909	705,237
Shell International Finance BV 2.00%, 11/07/24 (Call 10/07/24)	425	410,136
2.38%, 11/07/29 (Call 08/07/29)	572	478,824
2.50%, 09/12/26	424	392,724
2.75%, 04/06/30 (Call 01/06/30)(a)	662	559,974
2.88%, 05/10/26	678	638,416
2.88%, 11/26/41 (Call 05/26/41)	205	132,991
3.00%, 11/26/51 (Call 05/26/51)	463	272,800
3.13%, 11/07/49 (Call 05/07/49)	437	268,637
3.25%, 05/11/25	986	954,478
3.25%, 04/06/50 (Call 10/06/49)	658	415,515
3.63%, 08/21/42	218	157,712
3.75%, 09/12/46	433	302,988
3.88%, 11/13/28 (Call 08/13/28)	614	571,950
4.00%, 05/10/46	756	556,266
4.13%, 05/11/35	543	463,420
4.38%, 05/11/45	892	697,387
4.55%, 08/12/43	358	290,638
5.50%, 03/25/40	273	254,892
6.38%, 12/15/38	950	971,626
TotalEnergies Capital International SA 2.43%, 01/10/25 (Call 10/10/24)	200	192,855
2.83%, 01/10/30 (Call 10/10/29)(a)	474	404,394

Security	Par (000)	Value

Oil & Gas (continued)
2.99%, 06/29/41 (Call 12/29/40)	$257	$169,653
3.13%, 05/29/50 (Call 11/29/49)	996	609,066
3.39%, 06/29/60 (Call 12/29/59)	178	108,138
3.45%, 02/19/29 (Call 11/19/28)	485	438,894
3.46%, 07/12/49 (Call 01/12/49)	356	235,662
TotalEnergies Capital SA, 3.88%, 10/11/28	403	374,157

		35,859,916

Oil & Gas Services — 0.3%
Baker Hughes Holdings LLC, 5.13%, 09/15/40(a)	434	378,202
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor Inc. 2.06%, 12/15/26 (Call 11/15/26)	215	192,732
3.14%, 11/07/29 (Call 08/07/29)	178	152,522
3.34%, 12/15/27 (Call 09/15/27)	492	448,255
4.08%, 12/15/47 (Call 06/15/47)	408	290,813
4.49%, 05/01/30 (Call 02/01/30)	193	177,519
Schlumberger Finance Canada Ltd., 1.40%, 09/17/25 (Call 08/17/25)	205	190,082
Schlumberger Investment SA 2.65%, 06/26/30 (Call 03/26/30)	465	385,082
4.50%, 05/15/28 (Call 04/15/28)	100	95,760
4.85%, 05/15/33 (Call 02/15/33)	100	92,075

		2,403,042

Pharmaceuticals — 6.2%
Astrazeneca Finance LLC 1.20%, 05/28/26 (Call 04/28/26)	525	472,049
1.75%, 05/28/28 (Call 03/28/28)	565	480,327
2.25%, 05/28/31 (Call 02/28/31)	370	291,178
4.88%, 03/03/28 (Call 02/03/28)	210	204,970
4.88%, 03/03/33 (Call 12/03/32)(a)	250	234,936
4.90%, 03/03/30 (Call 01/03/30)	220	210,992
AstraZeneca PLC 0.70%, 04/08/26 (Call 03/08/26)(a)	550	491,741
1.38%, 08/06/30 (Call 05/06/30)	495	376,724
2.13%, 08/06/50 (Call 02/06/50)	155	79,660
3.00%, 05/28/51 (Call 11/28/50)	350	215,724
3.13%, 06/12/27 (Call 03/12/27)	330	305,228
3.38%, 11/16/25	815	782,594
4.00%, 01/17/29 (Call 10/17/28)	230	214,159
4.00%, 09/18/42	350	271,565
4.38%, 11/16/45	385	305,980
4.38%, 08/17/48 (Call 02/17/48)	195	154,598
6.45%, 09/15/37	910	945,759
Bristol-Myers Squibb Co. 0.75%, 11/13/25 (Call 10/13/25)	131	119,450
1.13%, 11/13/27 (Call 09/13/27)	465	394,977
1.45%, 11/13/30 (Call 08/13/30)	465	350,438
2.35%, 11/13/40 (Call 05/13/40)	221	132,703
2.55%, 11/13/50 (Call 05/13/50)	578	307,889
2.95%, 03/15/32 (Call 12/15/31)(a)	485	394,126
3.20%, 06/15/26 (Call 04/15/26)	828	784,374
3.25%, 02/27/27	90	84,279
3.25%, 08/01/42	175	118,125
3.40%, 07/26/29 (Call 04/26/29)	788	706,955
3.45%, 11/15/27 (Call 08/15/27)	273	253,614
3.55%, 03/15/42 (Call 09/15/41)	455	322,207
3.70%, 03/15/52 (Call 09/15/51)(a)	715	480,017
3.90%, 02/20/28 (Call 11/20/27)	610	573,039
3.90%, 03/15/62 (Call 09/15/61)	350	228,871
4.13%, 06/15/39 (Call 12/15/38)	600	475,829

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
4.25%, 10/26/49 (Call 04/26/49)	$1,212	$902,337
4.35%, 11/15/47 (Call 05/15/47)	455	346,209
4.55%, 02/20/48 (Call 08/20/47)	424	333,825
4.63%, 05/15/44 (Call 11/15/43)	340	275,658
5.00%, 08/15/45 (Call 02/15/45)(a)	140	118,985
5.75%, 02/01/31 (Call 12/01/30)	325	323,431
5.90%, 11/15/33 (Call 08/15/33)	240	238,645
6.25%, 11/15/53 (Call 05/15/53)	205	202,884
6.40%, 11/15/63 (Call 05/15/63)	205	203,750
Eli Lilly & Co. 2.25%, 05/15/50 (Call 11/15/49)(a)	499	265,461
2.50%, 09/15/60 (Call 03/15/60)	275	139,366
2.75%, 06/01/25 (Call 03/01/25)	371	356,269
3.38%, 03/15/29 (Call 12/15/28)	451	410,507
3.95%, 03/15/49 (Call 09/15/48)	235	176,963
4.15%, 03/15/59 (Call 09/15/58)	188	139,807
4.70%, 02/27/33 (Call 11/27/32)	365	342,348
4.88%, 02/27/53 (Call 08/27/52)	500	432,801
4.95%, 02/27/63 (Call 08/27/62)	340	289,027
5.00%, 02/27/26 (Call 02/27/24)(a)	15	14,960
GlaxoSmithKline Capital Inc. 3.63%, 05/15/25	507	493,433
3.88%, 05/15/28	490	459,310
4.20%, 03/18/43	89	71,172
5.38%, 04/15/34(a)	86	84,380
6.38%, 05/15/38	1,039	1,080,362
GlaxoSmithKline Capital PLC, 3.38%, 06/01/29 (Call 03/01/29)	415	373,847
Johnson & Johnson 0.55%, 09/01/25 (Call 08/01/25)(a)	77	70,721
0.95%, 09/01/27 (Call 07/01/27)	435	372,029
1.30%, 09/01/30 (Call 06/01/30)	715	552,247
2.10%, 09/01/40 (Call 03/01/40)	450	273,268
2.25%, 09/01/50 (Call 03/01/50)(a)	375	201,591
2.45%, 03/01/26 (Call 12/01/25)	732	687,320
2.45%, 09/01/60 (Call 03/01/60)	490	252,391
2.63%, 01/15/25 (Call 11/15/24)	155	150,272
2.90%, 01/15/28 (Call 10/15/27)	394	360,672
2.95%, 03/03/27 (Call 12/03/26)	438	408,109
3.40%, 01/15/38 (Call 07/15/37)	385	299,120
3.50%, 01/15/48 (Call 07/15/47)(a)	259	183,464
3.55%, 03/01/36 (Call 09/01/35)	285	233,040
3.63%, 03/03/37 (Call 09/03/36)	463	375,425
3.70%, 03/01/46 (Call 09/01/45)	688	506,267
3.75%, 03/03/47 (Call 09/03/46)	388	287,109
4.38%, 12/05/33 (Call 06/05/33)(a)	250	232,561
4.50%, 09/01/40	192	165,612
4.50%, 12/05/43 (Call 06/05/43)	205	175,297
4.95%, 05/15/33(a)	258	251,591
5.85%, 07/15/38	351	357,934
5.95%, 08/15/37	276	283,210
Mead Johnson Nutrition Co. 4.13%, 11/15/25 (Call 08/15/25)	384	372,301
4.60%, 06/01/44 (Call 12/01/43)	165	131,193
Merck & Co. Inc. 0.75%, 02/24/26 (Call 01/24/26)(a)	445	400,803
1.45%, 06/24/30 (Call 03/24/30)	365	280,430
1.70%, 06/10/27 (Call 05/10/27)(a)	620	546,497
1.90%, 12/10/28 (Call 10/10/28)	375	317,317
2.15%, 12/10/31 (Call 09/10/31)	725	558,699
2.35%, 06/24/40 (Call 12/24/39)	386	239,457

Security	Par (000)	Value

Pharmaceuticals (continued)
2.45%, 06/24/50 (Call 12/24/49)	$435	$233,476
2.75%, 02/10/25 (Call 11/10/24)	768	742,896
2.75%, 12/10/51 (Call 06/10/51)	636	358,609
2.90%, 12/10/61 (Call 06/10/61)	535	287,386
3.40%, 03/07/29 (Call 12/07/28)	693	626,542
3.60%, 09/15/42 (Call 03/15/42)(a)	144	105,073
3.70%, 02/10/45 (Call 08/10/44)	640	458,784
3.90%, 03/07/39 (Call 09/07/38)	395	313,699
4.00%, 03/07/49 (Call 09/07/48)	511	377,191
4.05%, 05/17/28 (Call 04/17/28)(a)	140	133,278
4.15%, 05/18/43	378	296,403
4.30%, 05/17/30 (Call 03/17/30)	275	254,747
4.50%, 05/17/33 (Call 02/17/33)	555	504,480
4.90%, 05/17/44 (Call 11/17/43)	220	190,309
5.00%, 05/17/53 (Call 11/17/52)	600	512,471
5.15%, 05/17/63 (Call 11/17/62)	370	315,169
6.50%, 12/01/33	298	313,023
Novartis Capital Corp. 1.75%, 02/14/25 (Call 01/14/25)	504	481,164
2.00%, 02/14/27 (Call 12/14/26)	575	517,493
2.20%, 08/14/30 (Call 05/14/30)	595	483,785
2.75%, 08/14/50 (Call 02/14/50)(a)	369	219,119
3.00%, 11/20/25 (Call 08/20/25)	640	610,167
3.10%, 05/17/27 (Call 02/17/27)	435	403,536
3.70%, 09/21/42	223	166,542
4.00%, 11/20/45 (Call 05/20/45)	445	340,272
4.40%, 05/06/44	625	510,128
Pfizer Inc. 0.80%, 05/28/25 (Call 04/28/25)	446	414,797
1.70%, 05/28/30 (Call 02/28/30)	500	393,775
1.75%, 08/18/31 (Call 05/18/31)	165	124,542
2.55%, 05/28/40 (Call 11/28/39)	569	361,116
2.63%, 04/01/30 (Call 01/01/30)	285	237,995
2.70%, 05/28/50 (Call 11/28/49)(a)	533	309,081
2.75%, 06/03/26	606	567,712
3.00%, 12/15/26	667	621,129
3.45%, 03/15/29 (Call 12/15/28)	671	609,328
3.60%, 09/15/28 (Call 06/15/28)(a)	260	240,329
3.90%, 03/15/39 (Call 09/15/38)	293	229,202
4.00%, 12/15/36	425	353,206
4.00%, 03/15/49 (Call 09/15/48)	394	291,888
4.10%, 09/15/38 (Call 03/15/38)	302	243,639
4.13%, 12/15/46	439	332,253
4.20%, 09/15/48 (Call 03/15/48)	365	279,697
4.30%, 06/15/43	284	225,031
4.40%, 05/15/44	364	294,697
7.20%, 03/15/39	827	908,707
Pfizer Investment Enterprises Pte Ltd. 4.45%, 05/19/26 (Call 04/19/26)	1,125	1,098,110
4.45%, 05/19/28 (Call 04/19/28)	1,130	1,079,638
4.65%, 05/19/30 (Call 03/19/30)	1,025	963,721
4.75%, 05/19/33 (Call 02/19/33)	1,725	1,583,238
5.11%, 05/19/43 (Call 11/19/42)	1,155	1,013,761
5.30%, 05/19/53 (Call 11/19/52)	1,995	1,745,340
5.34%, 05/19/63 (Call 11/19/62)	1,080	925,203
Pfizer Investment Enterprises Pte. Ltd., 4.65%, 05/19/25	1,110	1,095,953
Pharmacia LLC, 6.60%, 12/01/28	189	196,956
Sanofi, 3.63%, 06/19/28 (Call 03/19/28)	398	371,393
Wyeth LLC 5.95%, 04/01/37	691	680,545

72	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
6.00%, 02/15/36	$191	$189,600
6.50%, 02/01/34	297	306,413

		57,410,498

Pipelines — 0.6%
Enterprise Products Operating LLC 3.30%, 02/15/53 (Call 08/15/52)	20	12,251
3.70%, 02/15/26 (Call 11/15/25)	35	33,462
3.95%, 02/15/27 (Call 11/15/26)	15	14,189
3.95%, 01/31/60 (Call 07/31/59)(a)	500	336,772
4.15%, 10/16/28 (Call 07/16/28)	35	32,532
4.20%, 01/31/50 (Call 07/31/49)(a)	1,000	733,093
4.25%, 02/15/48 (Call 08/15/47)	20	14,990
4.85%, 08/15/42 (Call 02/15/42)	500	418,628
4.85%, 03/15/44 (Call 09/15/43)	1,025	848,542
4.90%, 05/15/46 (Call 11/15/45)	500	411,580
5.10%, 02/15/45 (Call 08/15/44)	1,000	850,801
5.35%, 01/31/33 (Call 10/31/32)	1,000	952,865
6.45%, 09/01/40	15	14,929
Series D, 6.88%, 03/01/33	1,000	1,052,674

		5,727,308

Real Estate — 0.0%
Brookfield Asset Management Inc., 4.00%, 01/15/25 (Call 10/15/24)	70	68,129

Real Estate Investment Trusts — 1.5%
AvalonBay Communities Inc. 2.05%, 01/15/32 (Call 10/15/31)(a)	260	196,038
2.30%, 03/01/30 (Call 12/01/29)(a)	245	196,389
2.45%, 01/15/31 (Call 10/17/30)	186	146,818
3.45%, 06/01/25 (Call 03/03/25)	395	380,558
Camden Property Trust 2.80%, 05/15/30 (Call 02/15/30)	347	286,715
3.15%, 07/01/29 (Call 04/01/29)(a)	220	191,054
5.85%, 11/03/26 (Call 10/03/26)	90	90,059
ERP Operating LP 1.85%, 08/01/31 (Call 05/01/31)	160	118,425
2.50%, 02/15/30 (Call 11/15/29)	225	182,759
2.85%, 11/01/26 (Call 08/01/26)	85	78,117
3.00%, 07/01/29 (Call 04/01/29)(a)	196	168,488
3.50%, 03/01/28 (Call 12/01/27)	181	164,132
4.50%, 07/01/44 (Call 01/01/44)	257	192,973
Mid-America Apartments LP 3.60%, 06/01/27 (Call 03/01/27)	165	153,332
3.95%, 03/15/29 (Call 12/15/28)	50	45,522
Prologis LP 1.25%, 10/15/30 (Call 07/15/30)	230	168,281
2.13%, 04/15/27 (Call 02/15/27)	255	226,142
2.13%, 10/15/50 (Call 04/15/50)	232	108,699
2.25%, 04/15/30 (Call 01/15/30)	463	369,905
3.00%, 04/15/50 (Call 10/15/49)	225	129,681
4.63%, 01/15/33 (Call 10/15/32)(a)	260	232,966
4.75%, 06/15/33 (Call 03/15/33)	240	214,930
4.88%, 06/15/28 (Call 05/15/28)	140	134,654
5.13%, 01/15/34 (Call 10/15/33)	160	146,520
5.25%, 06/15/53 (Call 12/15/52)	290	244,048
Public Storage Operating Co. 0.88%, 02/15/26 (Call 01/15/26)	270	242,210
1.50%, 11/09/26 (Call 10/09/26)	260	231,630
1.85%, 05/01/28 (Call 03/01/28)	223	188,938
1.95%, 11/09/28 (Call 09/09/28)(a)	220	184,166
2.25%, 11/09/31 (Call 08/09/31)	170	129,851

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
2.30%, 05/01/31 (Call 02/01/31)	$159	$123,548
3.09%, 09/15/27 (Call 06/15/27)	212	194,081
3.39%, 05/01/29 (Call 02/01/29)	194	172,268
5.10%, 08/01/33 (Call 05/01/33)	55	50,973
5.13%, 01/15/29 (Call 12/15/28)	150	146,078
5.35%, 08/01/53 (Call 02/01/53)	235	202,234
Realty Income Corp. 2.85%, 12/15/32 (Call 09/15/32)	240	181,805
3.00%, 01/15/27 (Call 10/15/26)	273	248,929
3.10%, 12/15/29 (Call 09/15/29)	306	258,059
3.25%, 06/15/29 (Call 03/15/29)	45	39,314
3.25%, 01/15/31 (Call 10/15/30)	286	234,724
3.40%, 01/15/28 (Call 11/15/27)	240	216,114
3.65%, 01/15/28 (Call 10/15/27)	160	145,608
3.88%, 04/15/25 (Call 02/15/25)	5	4,847
3.95%, 08/15/27 (Call 05/15/27)	525	486,962
4.13%, 10/15/26 (Call 07/15/26)	190	180,741
4.63%, 11/01/25 (Call 09/01/25)	90	87,698
4.65%, 03/15/47 (Call 09/15/46)	176	138,068
4.85%, 03/15/30 (Call 01/15/30)	160	147,785
4.88%, 06/01/26 (Call 03/01/26)	130	126,608
4.90%, 07/15/33 (Call 04/15/33)	195	173,329
5.05%, 01/13/26 (Call 01/13/24)	45	44,168
5.63%, 10/13/32 (Call 07/13/32)	285	269,161
Simon Property Group LP 1.38%, 01/15/27 (Call 10/15/26)	147	127,451
1.75%, 02/01/28 (Call 11/01/27)	390	327,458
2.20%, 02/01/31 (Call 11/01/30)(a)	257	193,955
2.25%, 01/15/32 (Call 10/15/31)	245	179,580
2.45%, 09/13/29 (Call 06/13/29)(a)	460	375,296
2.65%, 07/15/30 (Call 04/15/30)	252	203,171
2.65%, 02/01/32 (Call 12/01/31)(a)	265	201,561
3.25%, 11/30/26 (Call 08/30/26)	89	82,263
3.25%, 09/13/49 (Call 03/13/49)	370	214,410
3.30%, 01/15/26 (Call 10/15/25)	215	203,369
3.38%, 06/15/27 (Call 03/15/27)(a)	315	288,117
3.38%, 12/01/27 (Call 09/01/27)(a)	425	385,041
3.50%, 09/01/25 (Call 06/01/25)	520	498,225
3.80%, 07/15/50 (Call 01/15/50)	258	163,962
4.25%, 11/30/46 (Call 05/30/46)	210	145,539
4.75%, 03/15/42 (Call 09/15/41)	141	108,661
5.50%, 03/08/33 (Call 12/08/32)(a)	225	209,229
5.85%, 03/08/53 (Call 09/03/52)	220	191,181
6.75%, 02/01/40 (Call 11/01/39)	201	197,201

		13,712,772

Retail — 2.8%
Costco Wholesale Corp. 1.38%, 06/20/27 (Call 04/20/27)	432	375,836
1.60%, 04/20/30 (Call 01/20/30)	582	460,139
1.75%, 04/20/32 (Call 01/20/32)	225	168,451
3.00%, 05/18/27 (Call 02/18/27)	568	526,162
Home Depot Inc. (The) 0.90%, 03/15/28 (Call 01/15/28)	85	70,491
1.38%, 03/15/31 (Call 12/15/30)	490	362,308
1.50%, 09/15/28 (Call 07/15/28)	402	334,266
1.88%, 09/15/31 (Call 06/15/31)(a)	402	303,599
2.13%, 09/15/26 (Call 06/15/26)	488	446,705
2.38%, 03/15/51 (Call 09/15/50)	420	214,288
2.50%, 04/15/27 (Call 02/15/27)	383	347,639
2.70%, 04/15/25 (Call 03/15/25)(a)	75	72,164
2.70%, 04/15/30 (Call 01/15/30)	397	332,401

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
2.75%, 09/15/51 (Call 03/15/51)	$352	$196,146
2.80%, 09/14/27 (Call 06/14/27)	445	404,765
2.88%, 04/15/27 (Call 03/15/27)(a)	355	326,070
2.95%, 06/15/29 (Call 03/15/29)	572	501,590
3.00%, 04/01/26 (Call 01/01/26)	277	261,918
3.13%, 12/15/49 (Call 06/15/49)	457	278,044
3.25%, 04/15/32 (Call 01/15/32)	400	333,284
3.30%, 04/15/40 (Call 10/15/39)	497	351,480
3.35%, 09/15/25 (Call 06/15/25)	411	396,198
3.35%, 04/15/50 (Call 10/15/49)	513	326,456
3.50%, 09/15/56 (Call 03/15/56)	238	150,890
3.63%, 04/15/52 (Call 10/15/51)	445	296,582
3.90%, 12/06/28 (Call 09/06/28)	543	505,767
3.90%, 06/15/47 (Call 12/15/46)	420	300,702
4.00%, 09/15/25 (Call 08/15/25)	215	209,698
4.20%, 04/01/43 (Call 10/01/42)	481	372,885
4.25%, 04/01/46 (Call 10/01/45)	557	423,467
4.40%, 03/15/45 (Call 09/15/44)	352	275,591
4.50%, 09/15/32 (Call 06/15/32)(a)	355	325,838
4.50%, 12/06/48 (Call 06/06/48)	537	422,962
4.88%, 02/15/44 (Call 08/15/43)	402	338,203
4.95%, 09/15/52 (Call 03/15/52)(a)	355	298,725
5.40%, 09/15/40 (Call 03/15/40)	210	192,334
5.88%, 12/16/36	919	910,101
5.95%, 04/01/41 (Call 10/01/40)	355	344,068
Target Corp. 1.95%, 01/15/27 (Call 12/15/26)(a)	485	436,642
2.25%, 04/15/25 (Call 03/15/25)	703	671,515
2.35%, 02/15/30 (Call 11/15/29)(a)	300	246,281
2.50%, 04/15/26	437	410,491
2.95%, 01/15/52 (Call 07/15/51)	385	221,645
3.38%, 04/15/29 (Call 01/15/29)	397	358,281
3.63%, 04/15/46	211	147,224
3.90%, 11/15/47 (Call 05/15/47)	221	158,307
4.00%, 07/01/42	240	185,767
4.40%, 01/15/33 (Call 10/15/32)(a)	195	175,547
4.50%, 09/15/32 (Call 06/15/32)(a)	280	253,936
4.80%, 01/15/53 (Call 07/15/52)(a)	475	386,460
7.00%, 01/15/38	135	146,298
TJX Companies Inc. (The) 1.15%, 05/15/28 (Call 03/15/28)	122	100,958
1.60%, 05/15/31 (Call 02/15/31)	60	45,102
2.25%, 09/15/26 (Call 06/15/26)	605	555,553
Walmart Inc. 1.05%, 09/17/26 (Call 08/17/26)	520	463,385
1.50%, 09/22/28 (Call 07/22/28)	477	401,549
1.80%, 09/22/31 (Call 06/22/31)	745	572,532
2.50%, 09/22/41 (Call 03/22/41)	425	268,507
2.65%, 12/15/24 (Call 10/15/24)	105	101,917
2.65%, 09/22/51 (Call 03/22/51)(a)	570	327,144
2.95%, 09/24/49 (Call 03/24/49)	245	152,309
3.05%, 07/08/26 (Call 05/08/26)	180	170,439
3.25%, 07/08/29 (Call 04/08/29)(a)	378	340,641
3.55%, 06/26/25 (Call 04/26/25)	410	398,324
3.70%, 06/26/28 (Call 03/26/28)	315	296,025
3.90%, 09/09/25	285	278,326
3.90%, 04/15/28 (Call 03/15/28)	190	180,081
3.95%, 09/09/27 (Call 08/09/27)(a)	412	394,421
3.95%, 06/28/38 (Call 12/28/37)	210	172,718
4.00%, 04/15/26 (Call 03/15/26)	165	160,564
4.00%, 04/15/30 (Call 02/15/30)	285	262,959

Security	Par (000)	Value

Retail (continued)
4.05%, 06/29/48 (Call 12/29/47)	$576	$444,177
4.10%, 04/15/33 (Call 01/15/33)	430	384,918
4.15%, 09/09/32 (Call 06/09/32)	270	245,923
4.50%, 09/09/52 (Call 03/09/52)	425	344,811
4.50%, 04/15/53 (Call 10/15/52)	555	449,941
5.25%, 09/01/35	460	450,069
5.63%, 04/01/40	155	150,099
5.63%, 04/15/41(a)	225	218,660
6.20%, 04/15/38	210	219,191
6.50%, 08/15/37	335	359,855

		25,467,705

Semiconductors — 3.5%
Advanced Micro Devices Inc. 3.92%, 06/01/32 (Call 03/01/32)(a)	190	166,305
4.39%, 06/01/52 (Call 12/01/51)(a)	155	119,433
Analog Devices Inc. 1.70%, 10/01/28 (Call 08/01/28)	365	305,843
2.10%, 10/01/31 (Call 07/01/31)	375	289,110
2.80%, 10/01/41 (Call 04/01/41)	255	161,851
2.95%, 10/01/51 (Call 04/01/51)(a)	305	178,363
3.50%, 12/05/26 (Call 09/05/26)	322	304,423
Applied Materials Inc. 1.75%, 06/01/30 (Call 03/01/30)	335	263,636
2.75%, 06/01/50 (Call 12/01/49)(a)	327	193,851
3.30%, 04/01/27 (Call 01/01/27)	495	461,224
3.90%, 10/01/25 (Call 07/01/25)	192	186,510
4.35%, 04/01/47 (Call 10/01/46)	249	199,056
5.10%, 10/01/35 (Call 04/01/35)(a)	187	176,887
5.85%, 06/15/41	190	184,574
Intel Corp. 1.60%, 08/12/28 (Call 06/12/28)	380	317,937
2.00%, 08/12/31 (Call 05/12/31)	435	333,086
2.45%, 11/15/29 (Call 08/15/29)	658	552,425
2.60%, 05/19/26 (Call 02/19/26)	464	434,250
2.80%, 08/12/41 (Call 02/12/41)	268	167,836
3.05%, 08/12/51 (Call 02/12/51)(a)	465	266,208
3.10%, 02/15/60 (Call 08/15/59)	379	204,554
3.15%, 05/11/27 (Call 02/11/27)	380	350,246
3.20%, 08/12/61 (Call 02/12/61)	255	139,359
3.25%, 11/15/49 (Call 05/15/49)	737	444,652
3.40%, 03/25/25 (Call 02/25/25)	565	548,053
3.70%, 07/29/25 (Call 04/29/25)	760	735,994
3.73%, 12/08/47 (Call 06/08/47)	664	446,864
3.75%, 03/25/27 (Call 01/25/27)	407	383,814
3.75%, 08/05/27 (Call 07/05/27)	310	291,026
3.90%, 03/25/30 (Call 12/25/29)	513	461,030
4.00%, 08/05/29 (Call 06/05/29)	350	322,126
4.00%, 12/15/32	304	264,571
4.10%, 05/19/46 (Call 11/19/45)	455	331,563
4.10%, 05/11/47 (Call 11/11/46)	370	266,803
4.15%, 08/05/32 (Call 05/05/32)(a)	355	314,363
4.25%, 12/15/42	240	183,141
4.60%, 03/25/40 (Call 09/25/39)(a)	331	277,442
4.75%, 03/25/50 (Call 09/25/49)	785	616,050
4.80%, 10/01/41	315	261,463
4.88%, 02/10/26	580	571,979
4.88%, 02/10/28 (Call 01/10/28)	630	612,360
4.90%, 07/29/45 (Call 01/29/45)	287	247,213
4.90%, 08/05/52 (Call 02/05/52)	600	478,021
4.95%, 03/25/60 (Call 09/25/59)	177	141,398
5.05%, 08/05/62 (Call 02/05/62)	293	231,063

74	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors (continued)
5.13%, 02/10/30 (Call 12/10/29)	$460	$445,147
5.20%, 02/10/33 (Call 11/10/32)(a)	705	665,456
5.63%, 02/10/43 (Call 08/10/42)	350	320,210
5.70%, 02/10/53 (Call 08/10/52)(a)	625	559,082
5.90%, 02/10/63 (Call 08/10/62)	335	302,937
KLA Corp. 3.30%, 03/01/50 (Call 08/28/49)	250	157,554
4.10%, 03/15/29 (Call 12/15/28)	375	349,503
4.65%, 07/15/32 (Call 04/15/32)(a)	355	329,015
4.95%, 07/15/52 (Call 01/15/52)	390	326,574
5.25%, 07/15/62 (Call 01/15/62)	300	254,462
Lam Research Corp. 1.90%, 06/15/30 (Call 03/15/30)	175	137,722
2.88%, 06/15/50 (Call 12/15/49)(a)	261	151,460
3.13%, 06/15/60 (Call 12/15/59)	192	107,551
3.75%, 03/15/26 (Call 01/15/26)	447	428,914
3.80%, 03/15/25 (Call 12/15/24)	250	243,887
4.00%, 03/15/29 (Call 12/15/28)	480	445,156
4.88%, 03/15/49 (Call 09/15/48)	227	187,642
NVIDIA Corp. 1.55%, 06/15/28 (Call 04/15/28)	470	397,503
2.00%, 06/15/31 (Call 03/15/31)	480	374,133
2.85%, 04/01/30 (Call 01/01/30)	671	573,331
3.20%, 09/16/26 (Call 06/16/26)	574	541,680
3.50%, 04/01/40 (Call 10/01/39)	385	288,225
3.50%, 04/01/50 (Call 10/01/49)	657	449,287
3.70%, 04/01/60 (Call 10/01/59)	135	91,086
QUALCOMM Inc. 1.30%, 05/20/28 (Call 02/20/28)	482	402,230
1.65%, 05/20/32 (Call 02/20/32)	430	313,590
2.15%, 05/20/30 (Call 02/20/30)	443	358,306
3.25%, 05/20/27 (Call 02/20/27)	305	283,706
3.25%, 05/20/50 (Call 11/20/49)(a)	223	142,608
3.45%, 05/20/25 (Call 02/20/25)	442	428,219
4.25%, 05/20/32 (Call 02/20/32)	210	189,620
4.30%, 05/20/47 (Call 11/20/46)	574	438,463
4.50%, 05/20/52 (Call 11/20/51)	340	261,358
4.65%, 05/20/35 (Call 11/20/34)(a)	476	433,771
4.80%, 05/20/45 (Call 11/20/44)	487	410,301
5.40%, 05/20/33 (Call 02/20/33)(a)	210	204,829
6.00%, 05/20/53 (Call 11/20/52)	400	384,958
Texas Instruments Inc. 1.13%, 09/15/26 (Call 08/15/26)	200	178,955
1.38%, 03/12/25 (Call 02/12/25)	305	288,760
1.75%, 05/04/30 (Call 02/04/30)	274	218,048
1.90%, 09/15/31 (Call 06/15/31)	249	191,659
2.25%, 09/04/29 (Call 06/04/29)	310	260,539
2.70%, 09/15/51 (Call 03/15/51)	100	56,475
2.90%, 11/03/27 (Call 08/03/27)	106	96,483
3.88%, 03/15/39 (Call 09/15/38)	330	262,048
4.15%, 05/15/48 (Call 11/15/47)	416	314,757
4.60%, 02/15/28 (Call 01/15/28)	165	160,289
4.90%, 03/14/33 (Call 12/14/32)	565	531,457
5.00%, 03/14/53 (Call 09/14/52)	330	281,091
5.05%, 05/18/63 (Call 11/18/62)	265	221,079
TSMC Arizona Corp. 1.75%, 10/25/26 (Call 09/25/26)	388	348,450
2.50%, 10/25/31 (Call 07/25/31)	528	417,488
3.13%, 10/25/41 (Call 04/25/41)	290	200,855
3.25%, 10/25/51 (Call 04/25/51)	375	239,882
3.88%, 04/22/27 (Call 03/22/27)	300	284,266

Security	Par (000)	Value

Semiconductors (continued)
4.13%, 04/22/29 (Call 02/22/29)	$75	$70,080
4.25%, 04/22/32 (Call 01/22/32)	265	239,301
4.50%, 04/22/52 (Call 10/22/51)	315	258,364
Xilinx Inc., 2.38%, 06/01/30 (Call 03/01/30)	268	218,331

		32,106,089

Software — 1.7%
Adobe Inc. 1.90%, 02/01/25 (Call 01/01/25)	208	199,099
2.15%, 02/01/27 (Call 12/01/26)	319	288,408
2.30%, 02/01/30 (Call 11/01/29)	530	440,743
3.25%, 02/01/25 (Call 11/01/24)	15	14,605
Intuit Inc. 0.95%, 07/15/25 (Call 06/15/25)	273	252,475
1.35%, 07/15/27 (Call 05/15/27)	130	112,030
1.65%, 07/15/30 (Call 04/15/30)	235	181,454
5.13%, 09/15/28 (Call 08/15/28)	15	14,756
5.20%, 09/15/33 (Call 06/15/33)	615	585,044
5.25%, 09/15/26 (Call 08/15/26)	10	9,969
5.50%, 09/15/53 (Call 03/15/53)	230	208,896
Microsoft Corp. 2.40%, 08/08/26 (Call 05/08/26)	1,521	1,413,859
2.53%, 06/01/50 (Call 12/01/49)	2,109	1,204,533
2.68%, 06/01/60 (Call 12/01/59)(a)	1,263	697,213
2.70%, 02/12/25 (Call 11/12/24)	713	689,817
2.92%, 03/17/52 (Call 09/17/51)	2,144	1,322,784
3.04%, 03/17/62 (Call 09/17/61)	684	407,530
3.13%, 11/03/25 (Call 08/03/25)	1,089	1,045,493
3.30%, 02/06/27 (Call 11/06/26)	1,277	1,206,597
3.45%, 08/08/36 (Call 02/08/36)	620	506,436
3.50%, 02/12/35 (Call 08/12/34)(a)	525	446,634
3.70%, 08/08/46 (Call 02/08/46)	659	490,422
4.00%, 02/12/55 (Call 08/12/54)	170	128,812
4.10%, 02/06/37 (Call 08/06/36)	293	254,247
4.20%, 11/03/35 (Call 05/03/35)	270	242,901
4.25%, 02/06/47 (Call 08/06/46)	400	326,645
4.45%, 11/03/45 (Call 05/03/45)	305	260,851
4.50%, 02/06/57 (Call 08/06/56)	265	218,642
5.20%, 06/01/39(a)	170	163,518
5.30%, 02/08/41	285	278,851
salesforce.com Inc. 1.50%, 07/15/28 (Call 05/15/28)	285	239,870
1.95%, 07/15/31 (Call 04/15/31)	490	378,062
2.70%, 07/15/41 (Call 01/15/41)	470	302,323
2.90%, 07/15/51 (Call 01/15/51)	685	402,620
3.05%, 07/15/61 (Call 01/15/61)	405	225,522
3.70%, 04/11/28 (Call 01/11/28)	818	765,703
ServiceNow Inc., 1.40%, 09/01/30 (Call 06/01/30)	300	225,913

		16,153,277

Telecommunications — 0.5%
America Movil SAB de CV 2.88%, 05/07/30 (Call 02/07/30)	375	308,901
3.63%, 04/22/29 (Call 01/22/29)	278	247,584
4.38%, 07/16/42	224	171,749
4.38%, 04/22/49 (Call 10/22/48)(a)	230	171,578
4.70%, 07/21/32 (Call 04/21/32)	228	204,863
6.13%, 03/30/40	487	461,765
6.38%, 03/01/35	377	379,509
Cisco Systems Inc. 2.50%, 09/20/26 (Call 06/20/26)	618	573,784
2.95%, 02/28/26	287	272,352

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
3.50%, 06/15/25	$250	$242,448
5.50%, 01/15/40	591	560,671
5.90%, 02/15/39	833	828,756

		4,423,960

Transportation — 2.0%
Burlington Northern Santa Fe LLC 2.88%, 06/15/52 (Call 12/15/51)	195	110,881
3.00%, 04/01/25 (Call 01/01/25)	40	38,721
3.05%, 02/15/51 (Call 08/15/50)	245	145,219
3.25%, 06/15/27 (Call 03/15/27)(a)	259	240,783
3.30%, 09/15/51 (Call 03/15/51)	251	156,424
3.55%, 02/15/50 (Call 08/15/49)	301	200,268
3.90%, 08/01/46 (Call 02/01/46)	233	164,913
4.05%, 06/15/48 (Call 12/15/47)	268	194,173
4.13%, 06/15/47 (Call 12/15/46)	295	217,475
4.15%, 04/01/45 (Call 10/01/44)	357	266,975
4.15%, 12/15/48 (Call 06/15/48)	315	231,146
4.38%, 09/01/42 (Call 03/01/42)	177	139,398
4.40%, 03/15/42 (Call 09/15/41)	242	191,982
4.45%, 03/15/43 (Call 09/15/42)	332	262,677
4.45%, 01/15/53 (Call 07/15/52)	360	278,299
4.55%, 09/01/44 (Call 03/01/44)	315	250,804
4.70%, 09/01/45 (Call 03/01/45)	243	195,991
4.90%, 04/01/44 (Call 10/01/43)	394	330,578
5.05%, 03/01/41 (Call 09/01/40)	197	171,547
5.15%, 09/01/43 (Call 03/01/43)	304	263,704
5.20%, 04/15/54 (Call 10/15/53)	365	315,242
5.40%, 06/01/41 (Call 12/01/40)	165	149,436
5.75%, 05/01/40 (Call 11/01/39)	186	177,409
6.15%, 05/01/37	220	221,025
Canadian National Railway Co. 2.45%, 05/01/50 (Call 11/01/49)	240	126,955
2.75%, 03/01/26 (Call 12/01/25)	301	282,633
3.20%, 08/02/46 (Call 02/02/46)	176	111,920
3.65%, 02/03/48 (Call 08/03/47)	236	163,180
3.85%, 08/05/32 (Call 05/05/32)	325	281,155
4.40%, 08/05/52 (Call 02/05/52)(a)	280	216,083
4.45%, 01/20/49 (Call 07/20/48)	116	90,088
6.25%, 08/01/34	225	227,895
FedEx Corp. Pass Through Trust, Series 2020-1, Class AA, 1.88%, 08/20/35	369	286,440
Union Pacific Corp. 2.15%, 02/05/27 (Call 12/05/26)	70	62,847
2.38%, 05/20/31 (Call 02/20/31)	350	276,493
2.40%, 02/05/30 (Call 11/05/29)	310	254,698
2.75%, 03/01/26 (Call 12/01/25)	240	224,911
2.80%, 02/14/32 (Call 12/15/31)	485	388,187
2.89%, 04/06/36 (Call 01/06/36)	300	219,282
2.95%, 03/10/52 (Call 09/10/51)	375	216,493
2.97%, 09/16/62 (Call 03/16/62)	325	171,271
3.00%, 04/15/27 (Call 01/15/27)	100	91,933
3.20%, 05/20/41 (Call 11/20/40)	190	129,443
3.25%, 08/15/25 (Call 05/15/25)	90	86,506
3.25%, 02/05/50 (Call 08/05/49)	595	374,175
3.38%, 02/14/42 (Call 08/14/41)	140	97,538
3.50%, 02/14/53 (Call 08/14/52)	455	294,311
3.55%, 08/15/39 (Call 02/15/39)	260	190,818
3.55%, 05/20/61 (Call 11/20/60)	220	133,839
3.60%, 09/15/37 (Call 03/15/37)	195	149,813
3.70%, 03/01/29 (Call 12/01/28)	300	275,156
3.75%, 07/15/25 (Call 05/15/25)	175	169,781

Security	Par (000)	Value

Transportation (continued)
3.75%, 02/05/70 (Call 08/05/69)	$125	$77,829
3.80%, 10/01/51 (Call 04/01/51)	260	179,441
3.80%, 04/06/71 (Call 10/06/70)	280	174,867
3.84%, 03/20/60 (Call 09/20/59)	585	384,618
3.85%, 02/14/72 (Call 08/14/71)	145	92,054
3.95%, 09/10/28 (Call 06/10/28)	765	715,651
3.95%, 08/15/59 (Call 02/15/59)	155	103,767
4.00%, 04/15/47 (Call 10/15/46)	225	160,692
4.05%, 03/01/46 (Call 09/01/45)	255	183,215
4.10%, 09/15/67 (Call 03/15/67)	165	111,398
4.30%, 03/01/49 (Call 09/01/48)	245	184,017
4.50%, 01/20/33 (Call 10/20/32)	315	284,872
4.75%, 02/21/26 (Call 01/21/26)	160	157,604
4.95%, 09/09/52 (Call 03/09/52)(a)	295	248,646
4.96%, 05/15/53 (Call 11/15/52)	290	244,257
United Parcel Service Inc. 2.40%, 11/15/26 (Call 08/15/26)	349	321,047
2.80%, 11/15/24 (Call 09/15/24)(a)	57	55,398
3.05%, 11/15/27 (Call 08/15/27)	580	529,820
3.40%, 03/15/29 (Call 12/15/28)	278	251,638
3.40%, 11/15/46 (Call 05/15/46)	40	26,700
3.40%, 09/01/49 (Call 03/01/49)(a)	248	165,978
3.75%, 11/15/47 (Call 05/15/47)	418	296,660
3.90%, 04/01/25 (Call 03/01/25)	472	460,931
4.25%, 03/15/49 (Call 09/15/48)	358	271,425
4.45%, 04/01/30 (Call 01/01/30)	316	296,412
4.88%, 03/03/33 (Call 12/03/32)	285	266,321
4.88%, 11/15/40 (Call 05/15/40)	234	204,721
5.05%, 03/03/53 (Call 09/03/52)(a)	355	304,578
5.20%, 04/01/40 (Call 10/01/39)	218	197,864
5.30%, 04/01/50 (Call 10/01/49)(a)	284	253,967
6.20%, 01/15/38	596	610,894

		18,326,196

Total Long-Term Investments — 98.9% (Cost: $1,079,133,037)		911,556,587

	Shares

Short-Term Securities

Money Market Funds — 7.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(d)(e)(f)	70,956,862	70,985,244
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(d)(e)	1,320,000	1,320,000

Total Short-Term Securities — 7.8% (Cost: $72,267,574)		72,305,244

Total Investments — 106.7% (Cost: $1,151,400,611)		983,861,831

Liabilities in Excess of Other Assets — (6.7)%		(62,124,308)

Net Assets — 100.0%		$921,737,523

(a)	All or a portion of this security is on loan.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

76	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Aaa - A Rated Corporate Bond ETF

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$58,846,512	$12,102,615	(a)	$—		$(106)	$36,223	$70,985,244	70,956,862	$296,002	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,497,000	—		(177,000	)(a)	—	—	1,320,000	1,320,000	137,808		1

						$(106)	$36,223	$72,305,244		$433,810		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$911,556,587	$—	$911,556,587
Short-Term Securities
Money Market Funds	72,305,244	—	—	72,305,244

	$72,305,244	$911,556,587	$—	$983,861,831

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments October 31, 2023	iShares® BB Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.3%
Lamar Media Corp. 3.63%, 01/15/31 (Call 01/15/26)(a)	$265	$214,202
3.75%, 02/15/28 (Call 11/16/23)(a)	285	252,431
4.00%, 02/15/30 (Call 02/15/25)	265	224,217
4.88%, 01/15/29 (Call 01/15/24)(a)	155	142,113

		832,963

Aerospace & Defense — 0.7%
Moog Inc., 4.25%, 12/15/27 (Call 12/01/23)(b)	275	244,821
Rolls-Royce PLC 3.63%, 10/14/25 (Call 07/14/25)(b)	480	448,588
5.75%, 10/15/27 (Call 07/15/27)(b)	490	464,312
Spirit AeroSystems Inc. 3.85%, 06/15/26 (Call 03/15/26)	145	133,960
9.38%, 11/30/29 (Call 11/30/25)(a)(b)	430	441,580

		1,733,261

Agriculture — 0.4%
Darling Ingredients Inc. 5.25%, 04/15/27 (Call 11/13/23)(a)(b)	247	235,012
6.00%, 06/15/30 (Call 06/15/25)(a)(b)	490	459,718
Turning Point Brands Inc., 5.63%, 02/15/26 (Call 11/13/23)(b)	110	100,925
Vector Group Ltd., 5.75%, 02/01/29 (Call 02/01/24)(b)	415	351,678

		1,147,333

Airlines — 2.9%
Air Canada, 3.88%, 08/15/26 (Call 02/15/26)(a)(b)	560	509,523
Allegiant Travel Co.,
7.25%, 08/15/27 (Call 08/15/24)(b)	260	235,300
American Airlines Inc. 7.25%, 02/15/28 (Call 02/15/25)(a)(b)	385	357,982
11.75%, 07/15/25(b)	925	980,037
American Airlines Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/26(b)	1,400	1,361,427
5.75%, 04/20/29(b)	1,455	1,312,490
Delta Air Lines Inc. 3.75%, 10/28/29 (Call 07/28/29)(a)	245	208,327
4.38%, 04/19/28 (Call 01/19/28)(a)	185	169,926
7.38%, 01/15/26 (Call 12/15/25)	380	383,781
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25 (Call 11/14/23)(b)	539	397,660
United Airlines Inc. 4.38%, 04/15/26 (Call 10/15/25)(b)	970	899,786
4.63%, 04/15/29 (Call 10/15/28)(b)	930	785,574

		7,601,813

Apparel — 0.3%
Kontoor Brands Inc., 4.13%, 11/15/29 (Call 11/15/24)(b)	210	172,854
Levi Strauss & Co., 3.50%, 03/01/31 (Call 03/01/26)(a)(b)	250	194,641
Under Armour Inc., 3.25%, 06/15/26 (Call 03/15/26)(a)	305	277,775
William Carter Co. (The), 5.63%, 03/15/27 (Call 12/01/23)(b)	250	236,880

		882,150

Auto Manufacturers — 2.3%
Allison Transmission Inc. 3.75%, 01/30/31 (Call 01/30/26)(b)	485	384,420
4.75%, 10/01/27 (Call 11/13/23)(b)	180	164,153
5.88%, 06/01/29 (Call 06/01/24)(b)	215	199,312
Ford Holdings LLC, 9.30%, 03/01/30	35	37,502

Security	Par (000)	Value

Auto Manufacturers (continued)
Ford Motor Co. 3.25%, 02/12/32 (Call 11/12/31)	$265	$200,009
4.35%, 12/08/26 (Call 09/08/26)	235	221,489
4.75%, 01/15/43	225	156,292
5.29%, 12/08/46 (Call 06/08/46)	170	123,506
6.10%, 08/19/32 (Call 05/19/32)(a)	225	208,114
6.63%, 10/01/28	80	79,055
7.40%, 11/01/46	40	37,534
7.45%, 07/16/31(a)	155	156,396
9.63%, 04/22/30 (Call 01/22/30)	80	89,205
Ford Motor Credit Co. LLC 2.30%, 02/10/25 (Call 01/10/25)	110	103,874
2.70%, 08/10/26 (Call 07/10/26)	325	291,309
2.90%, 02/16/28 (Call 12/16/27)	125	106,333
2.90%, 02/10/29 (Call 12/10/28)	190	155,374
3.38%, 11/13/25 (Call 10/13/25)	345	321,955
3.63%, 06/17/31 (Call 03/17/31)	155	122,450
3.82%, 11/02/27 (Call 08/02/27)	200	178,301
4.00%, 11/13/30 (Call 08/13/30)	235	193,567
4.13%, 08/04/25	125	119,142
4.13%, 08/17/27 (Call 06/17/27)	200	181,582
4.27%, 01/09/27 (Call 11/09/26)	100	92,521
4.39%, 01/08/26	150	142,185
4.54%, 08/01/26 (Call 06/01/26)	90	84,643
4.69%, 06/09/25 (Call 04/09/25)	75	72,448
4.95%, 05/28/27 (Call 04/28/27)	235	220,429
5.11%, 05/03/29 (Call 02/03/29)	210	191,133
5.13%, 06/16/25 (Call 05/16/25)	250	243,253
6.80%, 05/12/28 (Call 04/12/28)(a)	275	274,214
6.95%, 03/06/26 (Call 02/06/26)	275	275,475
6.95%, 06/10/26 (Call 05/10/26)	150	150,375
7.35%, 11/04/27 (Call 10/04/27)	215	217,617
7.35%, 03/06/30 (Call 01/06/30)	200	200,854

		5,996,021

Auto Parts & Equipment — 1.1%
Adient Global Holdings Ltd.,
7.00%, 04/15/28 (Call 04/15/25)(b)	270	265,761
Dana Inc. 4.25%, 09/01/30 (Call 05/01/26)	204	161,462
4.50%, 02/15/32 (Call 02/15/27)	165	129,212
5.38%, 11/15/27 (Call 11/13/23)(a)	202	185,840
5.63%, 06/15/28 (Call 11/13/23)(a)	180	163,125
Goodyear Tire & Rubber Co. (The),
5.00%, 07/15/29 (Call 04/15/29)(a)	404	347,449
IHO Verwaltungs GmbH
4.75%, 09/15/26 (Call 11/13/23), (5.50% PIK)(b)(c)	225	209,099
6.00%, 05/15/27 (Call 11/13/23), (6.75% PIK)(b)(c)	235	218,670
6.38%, 05/15/29 (Call 05/15/24), (7.13% PIK)(b)(c)	180	156,709
ZF North America Capital Inc. 4.75%, 04/29/25(b)	480	463,126
6.88%, 04/14/28 (Call 03/14/28)(b)	290	281,024
7.13%, 04/14/30 (Call 02/14/30)(b)	300	291,019

		2,872,496

Banks — 1.7%
Dresdner Funding Trust I,
8.15%, 06/30/31 (Call 06/30/29)(b)	490	511,438
Intesa Sanpaolo SpA
4.20%, 06/01/32 (Call 06/01/31), (1-year CMT + 2.600%)(b)(d)	340	241,670

78	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® BB Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
4.95%, 06/01/42 (Call 06/01/41), (1-year CMT + 2.750%)(b)(d)	$360	$211,140
5.71%, 01/15/26(b)	740	702,030
Pacific Western Bank,
3.25%, 05/01/31 (Call 05/01/26), (3-mo. SOFR + 2.520%)(d)	185	136,845
Popular Inc., 7.25%, 03/13/28 (Call 02/13/28)	190	188,368
Standard Chartered PLC, 7.01%, (Call 07/30/37), (3-mo. LIBOR US + 1.460%)(a)(b)(d)(e)	315	289,077
Texas Capital Bancshares Inc., 4.00%, 05/06/31 (Call 05/06/26), (5-year CMT + 3.150%)(d)	175	144,394
UniCredit SpA 5.46%, 06/30/35 (Call 06/30/30), (5-year CMT + 4.750%)(b)(d)	720	590,668
5.86%, 06/19/32 (Call 06/19/27), (5-year USD ICE Swap + 3.703%)(b)(d)	475	427,336
7.30%, 04/02/34 (Call 04/02/29), (5-year USD ICE Swap + 4.914%)(b)(d)	615	570,691
Valley National Bancorp., 3.00%, 06/15/31 (Call 06/15/26), (3-mo. SOFR + 2.360%)(d)	165	132,009
Western Alliance Bancorp., 3.00%, 06/15/31 (Call 06/15/26), (3-mo. SOFR + 2.250%)(d)	290	221,560

		4,367,226

Building Materials — 2.3%
Boise Cascade Co., 4.88%, 07/01/30 (Call 07/01/25)(b)	205	176,347
Builders FirstSource Inc. 4.25%, 02/01/32 (Call 08/01/26)(b)	610	485,473
5.00%, 03/01/30 (Call 03/01/25)(b)	260	226,893
6.38%, 06/15/32 (Call 06/15/27)(a)(b)	355	324,921
Emerald Debt Merger Sub LLC, 6.63%, 12/15/30 (Call 06/15/26)(b)	1,090	1,036,862
James Hardie International Finance DAC, 5.00%, 01/15/28 (Call 12/01/23)(b)	185	170,755
Knife River Holding Co., 7.75%, 05/01/31 (Call 05/01/26)(b)	230	229,143
Louisiana-Pacific Corp., 3.63%, 03/15/29 (Call 03/15/24)(b)	155	127,670
Masonite International Corp. 3.50%, 02/15/30 (Call 08/15/29)(b)	190	150,446
5.38%, 02/01/28 (Call 12/01/23)(b)	225	207,205
SRM Escrow Issuer LLC, 6.00%, 11/01/28 (Call 12/01/23)(b)	545	503,900
Standard Industries Inc./NJ 3.38%, 01/15/31 (Call 07/15/25)(b)	535	404,843
4.38%, 07/15/30 (Call 07/15/25)(b)	770	629,107
4.75%, 01/15/28 (Call 12/01/23)(b)	480	429,552
5.00%, 02/15/27 (Call 12/01/23)(b)	400	369,711
Summit Materials LLC/Summit Materials Finance Corp. 5.25%, 01/15/29 (Call 11/13/23)(b)	340	307,860
6.50%, 03/15/27 (Call 11/13/23)(b)	160	155,600

		5,936,288

Chemicals — 2.2%
Ashland Inc. 3.38%, 09/01/31 (Call 06/01/31)(b)	225	172,479
6.88%, 05/15/43 (Call 02/15/43)	123	115,450
Avient Corp. 5.75%, 05/15/25 (Call 12/01/23)(b)	305	298,868
7.13%, 08/01/30 (Call 08/01/25)(a)(b)	360	346,353

Security	Par (000)	Value

Chemicals (continued)
Chemours Co. (The) 4.63%, 11/15/29 (Call 11/15/24)(b)	$300	$231,713
5.38%, 05/15/27 (Call 02/15/27)(a)	239	215,916
5.75%, 11/15/28 (Call 11/15/23)(a)(b)	375	317,156
Element Solutions Inc., 3.88%, 09/01/28 (Call 12/01/23)(b)	405	344,596
HB Fuller Co. 4.00%, 02/15/27 (Call 11/15/26)	125	112,835
4.25%, 10/15/28 (Call 12/01/23)	150	129,948
INEOS Finance PLC, 6.75%, 05/15/28 (Call 02/15/25)(b)	220	205,422
INEOS Quattro Finance 2 PLC, 3.38%, 01/15/26 (Call 12/01/23)(b)	220	210,100
Ingevity Corp., 3.88%, 11/01/28 (Call 12/01/23)(b)	250	202,959
Methanex Corp. 4.25%, 12/01/24 (Call 09/01/24)	120	117,175
5.13%, 10/15/27 (Call 04/15/27)	345	315,655
5.25%, 12/15/29 (Call 09/15/29)	335	296,234
5.65%, 12/01/44 (Call 06/01/44)	155	113,901
Minerals Technologies Inc., 5.00%, 07/01/28 (Call 11/13/23)(b)	210	183,599
NOVA Chemicals Corp. 4.25%, 05/15/29 (Call 05/15/24)(a)(b)	281	207,824
5.00%, 05/01/25 (Call 01/31/25)(b)	199	187,948
5.25%, 06/01/27 (Call 03/03/27)(a)(b)	505	426,556
Nufarm Australia Ltd./Nufarm Americas Inc., 5.00%, 01/27/30 (Call 01/27/25)(a)(b)	195	169,160
Olin Corp. 5.00%, 02/01/30 (Call 02/01/24)(a)	270	233,215
5.13%, 09/15/27 (Call 12/01/23)	215	197,115
5.63%, 08/01/29 (Call 08/01/24)(a)	310	281,851
SPCM SA 3.13%, 03/15/27 (Call 03/15/24)(b)	175	154,855
3.38%, 03/15/30 (Call 03/15/25)(b)	160	127,957

		5,916,840

Coal — 0.1%
SunCoke Energy Inc., 4.88%, 06/30/29 (Call 06/30/24)(b)	240	200,880

Commercial Services — 4.2%
ADT Security Corp. (The) 4.13%, 08/01/29 (Call 08/01/28)(a)(b)	480	411,672
4.88%, 07/15/32(b)	356	297,797
Adtalem Global Education Inc., 5.50%, 03/01/28 (Call 03/01/24)(b)	215	195,779
Albion Financing 1 Sarl/Aggreko Holdings Inc., 6.13%, 10/15/26 (Call 12/01/23)(b)	255	235,875
AMN Healthcare Inc. 4.00%, 04/15/29 (Call 04/15/24)(a)(b)	175	144,932
4.63%, 10/01/27 (Call 12/01/23)(b)	250	224,360
APX Group Inc., 6.75%, 02/15/27 (Call 12/01/23)(b)	300	289,623
Block Inc. 2.75%, 06/01/26 (Call 05/01/26)	480	430,733
3.50%, 06/01/31 (Call 03/01/31)(a)	485	374,301
Brink’s Co. (The) 4.63%, 10/15/27 (Call 12/01/23)(b)	285	257,743
5.50%, 07/15/25 (Call 12/01/23)(b)	205	199,491
CoreCivic Inc. 4.75%, 10/15/27 (Call 07/15/27)	92	79,925
8.25%, 04/15/26 (Call 04/15/24)	295	298,666

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) October 31, 2023	iShares® BB Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
Gartner Inc. 3.63%, 06/15/29 (Call 06/15/24)(b)	$188	$158,758
3.75%, 10/01/30 (Call 10/01/25)(b)	239	197,818
4.50%, 07/01/28 (Call 12/01/23)(b)	227	204,236
Graham Holdings Co., 5.75%, 06/01/26 (Call 11/13/23)(b)	190	182,875
Grand Canyon University, 5.13%, 10/01/28 (Call 08/01/28)	200	176,960
GTCR W-2 Merger Sub LLC, 7.50%, 01/15/31 (Call 01/15/27)(b)	1,025	1,012,034
Korn Ferry, 4.63%, 12/15/27 (Call 12/01/23)(b)	160	145,531
Prime Security Services Borrower LLC/Prime Finance Inc. 3.38%, 08/31/27 (Call 08/31/26)(b)	485	426,418
5.75%, 04/15/26(b)	640	620,869
Service Corp. International/U.S. 3.38%, 08/15/30 (Call 08/15/25)(a)	395	316,429
4.00%, 05/15/31 (Call 05/15/26)	380	307,576
4.63%, 12/15/27 (Call 12/01/23)	265	245,114
5.13%, 06/01/29 (Call 06/01/24)	345	315,675
Shift4 Payments LLC/Shift4 Payments Finance Sub Inc., 4.63%, 11/01/26 (Call 12/01/23)(b)	245	226,319
TriNet Group Inc. 3.50%, 03/01/29 (Call 03/01/24)(a)(b)	240	198,179
7.13%, 08/15/31 (Call 08/15/26)(b)	200	193,364
United Rentals North America Inc. 3.75%, 01/15/32 (Call 07/15/26)	360	286,239
3.88%, 11/15/27 (Call 11/13/23)	393	360,730
3.88%, 02/15/31 (Call 08/15/25)	550	452,680
4.00%, 07/15/30 (Call 07/15/25)(a)	365	306,723
4.88%, 01/15/28 (Call 11/13/23)	750	695,833
5.25%, 01/15/30 (Call 01/15/25)	375	342,425
5.50%, 05/15/27 (Call 12/01/23)(a)	230	222,198

		11,035,880

Computers — 1.7%
ASGN Inc., 4.63%, 05/15/28 (Call 12/01/23)(b)	265	234,653
Crane NXT Co., 4.20%, 03/15/48 (Call 09/15/47)	175	105,944
Crowdstrike Holdings Inc., 3.00%, 02/15/29 (Call 02/15/24)(a)	360	300,913
KBR Inc., 4.75%, 09/30/28 (Call 11/13/23)(a)(b)	120	104,538
NCR Atleos Escrow Corp., 9.50%, 04/01/29 (Call 10/01/26)(b)	640	627,347
Seagate HDD Cayman 4.09%, 06/01/29 (Call 03/01/29)(a)	240	206,914
4.13%, 01/15/31 (Call 10/15/30)	140	110,926
4.75%, 01/01/25	230	224,983
4.88%, 06/01/27 (Call 03/01/27)	245	230,093
5.75%, 12/01/34 (Call 06/01/34)	233	197,199
8.25%, 12/15/29 (Call 07/15/26)(a)(b)	245	248,976
8.50%, 07/15/31 (Call 07/15/26)(a)(b)	245	249,303
9.63%, 12/01/32 (Call 12/01/27)(b)	345	367,882
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25 (Call 11/13/23)(b)	140	136,436
Unisys Corp., 6.88%, 11/01/27 (Call 12/01/23)(a)(b)	230	168,475
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)	1,105	1,036,141

		4,550,723

Security	Par (000)	Value

Cosmetics & Personal Care — 0.6%
Coty Inc. 5.00%, 04/15/26 (Call 12/01/23)(b)	$400	$382,148
6.50%, 04/15/26 (Call 12/01/23)(b)	225	221,625
Coty Inc./HFC Prestige Products Inc./HFC Prestige International U.S. LLC 4.75%, 01/15/29 (Call 01/15/25)(b)	250	221,308
6.63%, 07/15/30 (Call 07/16/26)(b)	365	347,743
Edgewell Personal Care Co. 4.13%, 04/01/29 (Call 04/01/24)(b)	220	183,975
5.50%, 06/01/28 (Call 12/01/23)(b)	370	337,686

		1,694,485

Distribution & Wholesale — 0.4%
American Builders & Contractors Supply Co. Inc., 4.00%, 01/15/28 (Call 12/01/23)(b)	320	287,250
Resideo Funding Inc., 4.00%, 09/01/29 (Call 09/01/24)(a)(b)	125	100,313
Ritchie Bros Holdings Inc., 6.75%, 03/15/28 (Call 03/15/25)(b)	265	259,694
Windsor Holdings III LLC, 8.50%, 06/15/30 (Call 06/15/26)(b)	390	379,652

		1,026,909

Diversified Financial Services — 5.3%
Ally Financial Inc. 5.75%, 11/20/25 (Call 10/21/25)(a)	495	472,857
6.70%, 02/14/33 (Call 11/16/32)	245	205,937
Brightsphere Investment Group Inc., 4.80%, 07/27/26	145	131,225
Burford Capital Global Finance LLC 6.25%, 04/15/28 (Call 04/15/24)(b)	180	162,900
6.88%, 04/15/30 (Call 04/15/25)(b)	180	162,000
9.25%, 07/01/31 (Call 07/01/26)(b)	200	197,400
Credit Acceptance Corp. 5.13%, 12/31/24 (Call 11/13/23)(b)	170	164,357
6.63%, 03/15/26 (Call 11/13/23)(a)	214	203,193
Forward Air Corp., 9.50%, 10/15/31 (Call 10/15/26)(b)	360	351,000
GGAM Finance Ltd. 8.00%, 06/15/28 (Call 12/15/27)(b)	293	289,020
7.75%, 05/15/26 (Call 11/15/25)(b)	210	208,324
goeasy Ltd. 4.38%, 05/01/26 (Call 11/14/23)(b)	170	153,595
5.38%, 12/01/24 (Call 12/01/23)(b)	240	235,249
Jane Street Group/JSG Finance Inc., 4.50%, 11/15/29 (Call 11/15/24)(a)(b)	245	208,774
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/28 (Call 08/15/24)(b)	480	383,081
Jefferson Capital Holdings LLC, 6.00%, 08/15/26 (Call 12/01/23)(b)	125	109,159
Macquarie Airfinance Holdings Ltd. 8.13%, 03/30/29 (Call 09/30/25)(b)	240	236,412
8.38%, 05/01/28 (Call 05/01/25)(b)	260	259,155
Midcap Financial Issuer Trust 5.63%, 01/15/30 (Call 01/15/25)(b)	180	138,505
6.50%, 05/01/28 (Call 05/01/24)(b)	485	410,994
Navient Corp. 4.88%, 03/15/28 (Call 06/15/27)	241	197,939
5.00%, 03/15/27 (Call 09/15/26)	330	289,849
5.50%, 03/15/29 (Call 06/15/28)	350	283,500
5.63%, 08/01/33	285	192,958
6.75%, 06/25/25	245	238,961
6.75%, 06/15/26	245	232,137
9.38%, 07/25/30 (Call 10/25/29)	245	230,840

80	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® BB Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
11.50%, 03/15/31 (Call 03/15/27)	$180	$179,658
OneMain Finance Corp. 3.50%, 01/15/27 (Call 01/15/24)(a)	390	329,550
3.88%, 09/15/28 (Call 09/15/24)	295	233,242
4.00%, 09/15/30 (Call 09/15/25)	390	285,285
5.38%, 11/15/29 (Call 05/15/29)	330	271,338
6.63%, 01/15/28 (Call 07/15/27)	375	341,159
6.88%, 03/15/25(a)	575	567,292
7.13%, 03/15/26	743	721,600
9.00%, 01/15/29 (Call 07/15/25)(a)	250	243,291
PennyMac Financial Services Inc. 4.25%, 02/15/29 (Call 02/15/24)(b)	300	245,053
5.38%, 10/15/25 (Call 12/01/23)(b)	315	299,978
5.75%, 09/15/31 (Call 09/15/26)(b)	250	203,834
PRA Group Inc. 5.00%, 10/01/29 (Call 10/01/24)(a)(b)	185	122,743
7.38%, 09/01/25 (Call 12/01/23)(a)(b)	125	116,875
8.38%, 02/01/28 (Call 02/01/25)(b)	170	140,038
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc. 2.88%, 10/15/26 (Call 12/01/23)(b)	575	500,578
3.63%, 03/01/29 (Call 03/01/24)(b)	350	284,443
3.88%, 03/01/31 (Call 03/01/26)(b)	585	452,380
4.00%, 10/15/33 (Call 10/15/27)(b)	410	301,350
SLM Corp. 3.13%, 11/02/26 (Call 10/02/26)	215	186,909
4.20%, 10/29/25 (Call 09/29/25)	230	213,900
StoneX Group Inc., 8.63%, 06/15/25 (Call 12/01/23)(b)	175	175,437
Synchrony Financial, 7.25%, 02/02/33 (Call 11/02/32)	380	322,244
United Wholesale Mortgage LLC 5.50%, 11/15/25 (Call 12/01/23)(b)	395	375,441
5.50%, 04/15/29 (Call 04/15/24)(b)	350	293,125
5.75%, 06/15/27 (Call 06/15/24)(b)	220	200,185

		13,956,249

Electric — 5.2%
Algonquin Power & Utilities Corp., 4.75%, 01/18/82 (Call 01/18/27), (5-year CMT + 3.249%)(d)	380	299,987
Atlantica Sustainable Infrastructure PLC, 4.13%, 06/15/28 (Call 06/15/25)(b)	220	189,986
Calpine Corp. 3.75%, 03/01/31 (Call 03/01/26)(b)	440	350,596
4.50%, 02/15/28 (Call 12/01/23)(b)	565	509,460
5.25%, 06/01/26 (Call 12/01/23)(b)	208	199,077
Clearway Energy Operating LLC 3.75%, 02/15/31 (Call 02/15/26)(b)	380	296,304
3.75%, 01/15/32 (Call 01/15/27)(a)(b)	194	146,947
4.75%, 03/15/28 (Call 11/13/23)(b)	420	374,912
DPL Inc. 4.13%, 07/01/25 (Call 04/01/25)	190	178,799
4.35%, 04/15/29 (Call 01/15/29)	198	161,499
Drax Finco PLC, 6.63%, 11/01/25 (Call 11/13/23)(b)	270	259,875
Edison International, 8.13%, 06/15/53 (Call 03/15/28),
(5-year CMT + 3.864%)(d)	240	231,419
Electricite de France SA, 9.13%, (Call 03/15/33),
(5-year CMT + 5.411%)(b)(d)(e)	725	744,118
Emera Inc., Series 16-A, 6.75%, 06/15/76 (Call 06/15/26), (3-mo. LIBOR US + 5.440%)(d)	589	553,918
FirstEnergy Corp. 2.05%, 03/01/25 (Call 02/01/25)	120	112,660
2.65%, 03/01/30 (Call 12/01/29)	270	217,778
Series A, 1.60%, 01/15/26 (Call 12/15/25)	155	139,512
Series B, 2.25%, 09/01/30 (Call 06/01/30)	195	150,464

Security	Par (000)	Value

Electric (continued)
Series B, 4.15%, 07/15/27 (Call 04/15/27)	$735	$680,310
Series C, 3.40%, 03/01/50 (Call 09/01/49)	395	238,879
Series C, 5.10%, 07/15/47 (Call 01/15/47)	284	235,499
Series C, 7.38%, 11/15/31(a)	238	256,679
Leeward Renewable Energy Operations LLC, 4.25%, 07/01/29 (Call 07/01/24)(b)	190	155,168
NextEra Energy Operating Partners LP 3.88%, 10/15/26 (Call 07/15/26)(b)	230	209,120
4.50%, 09/15/27 (Call 06/15/27)(a)(b)	264	236,384
NRG Energy Inc. 3.38%, 02/15/29 (Call 02/15/24)(b)	270	219,752
3.63%, 02/15/31 (Call 02/15/26)(b)	490	369,772
3.88%, 02/15/32 (Call 02/15/27)(b)	530	393,878
5.25%, 06/15/29 (Call 06/15/24)(a)(b)	295	260,267
5.75%, 01/15/28 (Call 11/16/23)	390	365,074
6.63%, 01/15/27 (Call 11/16/23)	197	191,195
Pattern Energy Operations LP/Pattern Energy Operations Inc., 4.50%, 08/15/28 (Call 12/01/23)(b)	320	278,937
PG&E Corp. 5.00%, 07/01/28 (Call 11/13/23)(a)	450	407,675
5.25%, 07/01/30 (Call 07/01/25)(a)	485	424,812
Talen Energy Supply LLC, 8.63%, 06/01/30 (Call 06/01/26)(b)	604	613,730
Terraform Global Operating LP, 6.13%, 03/01/26 (Call 12/01/23)(b)	195	187,459
TransAlta Corp. 6.50%, 03/15/40	135	118,976
7.75%, 11/15/29 (Call 11/15/25)	205	203,957
Vistra Operations Co. LLC 4.38%, 05/01/29 (Call 05/01/24)(b)	580	492,649
5.00%, 07/31/27 (Call 11/13/23)(b)	655	599,185
5.50%, 09/01/26 (Call 11/13/23)(b)	475	451,902
5.63%, 02/15/27 (Call 11/13/23)(b)	600	564,608
7.75%, 10/15/31 (Call 10/15/26)(b)	555	535,697

		13,808,875

Electrical Components & Equipment — 0.6%
EnerSys, 4.38%, 12/15/27 (Call 09/15/27)(b)	156	138,148
WESCO Distribution Inc. 7.13%, 06/15/25 (Call 12/01/23)(b)	675	674,608
7.25%, 06/15/28 (Call 12/01/23)(b)	645	640,904

		1,453,660

Electronics — 1.1%
Atkore Inc., 4.25%, 06/01/31 (Call 06/01/26)(b)	175	144,594
Imola Merger Corp., 4.75%, 05/15/29 (Call 05/15/24)(b)	920	802,050
Sensata Technologies BV 4.00%, 04/15/29 (Call 04/15/24)(a)(b)	490	416,553
5.00%, 10/01/25(b)	370	359,739
5.63%, 11/01/24(b)	165	163,354
5.88%, 09/01/30 (Call 09/01/25)(b)	240	219,200
Sensata Technologies Inc. 3.75%, 02/15/31 (Call 02/15/26)(a)(b)	320	256,111
4.38%, 02/15/30 (Call 11/15/29)(b)	229	193,555
TTM Technologies Inc., 4.00%, 03/01/29 (Call 03/01/24)(b)	255	209,097

		2,764,253

Energy — Alternate Sources — 0.3%
TerraForm Power Operating LLC 4.75%, 01/15/30 (Call 01/15/25)(b)	340	287,300
5.00%, 01/31/28 (Call 07/31/27)(b)	325	297,739

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) October 31, 2023	iShares® BB Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Energy - Alternate Sources (continued)
Topaz Solar Farms LLC, 5.75%, 09/30/39(b)	$242	$219,747

		804,786

Engineering & Construction — 0.7%
AECOM, 5.13%, 03/15/27 (Call 12/15/26)	475	448,448
Arcosa Inc., 4.38%, 04/15/29 (Call 04/15/24)(b)	210	183,225
ATP Tower Holdings LLC/Andean Tower Partners Colombia SAS/Andean Telecom Par, 4.05%, 04/27/26 (Call 12/01/23)(b)	145	123,903
Cellnex Finance Co. SA, 3.88%, 07/07/41 (Call 04/07/41)(b)	275	183,308
Dycom Industries Inc., 4.50%, 04/15/29 (Call 04/15/24)(a)(b)	220	189,803
Fluor Corp., 4.25%, 09/15/28 (Call 06/15/28)(a)	275	249,345
TopBuild Corp. 3.63%, 03/15/29 (Call 03/15/24)(b)	180	150,043
4.13%, 02/15/32 (Call 10/15/26)(a)(b)	235	185,908
Weekley Homes LLC/Weekley Finance Corp., 4.88%, 09/15/28 (Call 12/01/23)(b)	210	180,337

		1,894,320

Entertainment — 1.7%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25 (Call 12/01/23)(b)	475	465,554
International Game Technology PLC 4.13%, 04/15/26 (Call 12/01/23)(b)	365	343,461
5.25%, 01/15/29 (Call 01/15/24)(b)	365	332,106
6.25%, 01/15/27 (Call 07/15/26)(b)	350	341,112
6.50%, 02/15/25 (Call 08/15/24)(b)	242	240,384
Live Nation Entertainment Inc. 3.75%, 01/15/28 (Call 01/15/24)(b)	240	209,760
6.50%, 05/15/27 (Call 12/01/23)(b)	575	560,991
Raptor Acquisition Corp./Raptor Co-Issuer LLC, 4.88%, 11/01/26 (Call 11/13/23)(b)	200	186,100
Resorts World Las Vegas LLC, 4.63%, 04/06/31 (Call 01/06/31)(b)	155	109,275
Resorts World Las Vegas LLC/RWLV Capital Inc. 4.63%, 04/16/29 (Call 01/16/29)(a)(b)	495	380,185
8.45%, 07/27/30 (Call 05/27/30)(b)	200	183,947
Six Flags Theme Parks Inc., 7.00%, 07/01/25 (Call 12/01/23)(b)	183	181,737
Vail Resorts Inc., 6.25%, 05/15/25 (Call 12/01/23)(b)	305	303,118
WMG Acquisition Corp. 3.00%, 02/15/31 (Call 02/15/26)(a)(b)	380	294,991
3.75%, 12/01/29 (Call 12/01/24)(a)(b)	260	218,239
3.88%, 07/15/30 (Call 07/15/25)(a)(b)	255	211,946

		4,562,906

Environmental Control — 0.7%
Clean Harbors Inc. 4.88%, 07/15/27 (Call 12/01/23)(b)	260	242,371
5.13%, 07/15/29 (Call 07/15/24)(b)	155	139,411
6.38%, 02/01/31 (Call 02/01/26)(b)	265	251,873
GFL Environmental Inc. 3.50%, 09/01/28 (Call 03/01/28)(b)	375	321,088
3.75%, 08/01/25 (Call 12/01/23)(b)	355	335,749
4.25%, 06/01/25 (Call 12/01/23)(b)	250	240,315
5.13%, 12/15/26 (Call 12/01/23)(b)	240	227,733
Stericycle Inc., 3.88%, 01/15/29 (Call 11/16/23)(b)	220	186,923

		1,945,463

Security	Par (000)	Value

Food — 2.0%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 3.25%, 03/15/26 (Call 12/01/23)(b)	$375	$346,384
3.50%, 03/15/29 (Call 12/01/23)(b)	640	545,665
4.63%, 01/15/27 (Call 12/01/23)(a)(b)	645	604,501
4.88%, 02/15/30 (Call 02/15/25)(b)	465	415,159
5.88%, 02/15/28 (Call 12/01/23)(b)	375	359,212
6.50%, 02/15/28 (Call 02/15/25)(a)(b)	350	343,628
7.50%, 03/15/26 (Call 12/01/23)(a)(b)	285	289,532
Ingles Markets Inc., 4.00%, 06/15/31 (Call 06/15/26)(b)	190	151,050
Lamb Weston Holdings Inc. 4.13%, 01/31/30 (Call 01/31/25)(a)(b)	470	398,712
4.38%, 01/31/32 (Call 01/31/27)(a)(b)	325	268,894
4.88%, 05/15/28 (Call 11/15/27)(b)	221	204,068
Pilgrim’s Pride Corp. 3.50%, 03/01/32 (Call 09/01/26)	435	331,383
4.25%, 04/15/31 (Call 04/15/26)	470	387,167
6.25%, 07/01/33 (Call 04/01/33)(a)	495	454,903
6.88%, 05/15/34 (Call 02/15/34)	70	66,234
Safeway Inc., 7.25%, 02/01/31	150	150,750

		5,317,242

Forest Products & Paper — 0.1%
Domtar Corp., 6.75%, 10/01/28 (Call 10/01/24)(b)	315	256,335

Health Care - Products — 0.7%
Avantor Funding Inc. 3.88%, 11/01/29 (Call 11/01/24)(b)	395	330,590
4.63%, 07/15/28 (Call 12/01/23)(a)(b)	705	627,527
Hologic Inc. 3.25%, 02/15/29 (Call 12/01/23)(b)	455	381,981
4.63%, 02/01/28 (Call 12/01/23)(b)	210	190,975
Teleflex Inc. 4.25%, 06/01/28 (Call 12/01/23)(b)	240	211,800
4.63%, 11/15/27 (Call 11/16/23)	250	228,750

		1,971,623

Health Care - Services — 3.0%
Charles River Laboratories International Inc. 3.75%, 03/15/29 (Call 03/15/24)(b)	215	181,475
4.00%, 03/15/31 (Call 03/15/26)(b)	250	204,049
4.25%, 05/01/28 (Call 11/16/23)(b)	215	191,036
Fortrea Holdings Inc., 7.50%, 07/01/30 (Call 07/01/26)(a)(b)	290	279,850
IQVIA Inc. 5.00%, 10/15/26 (Call 12/01/23)(b)	510	486,192
5.00%, 05/15/27 (Call 12/01/23)(b)	520	489,208
6.50%, 05/15/30 (Call 05/15/26)(b)	250	242,500
Molina Healthcare Inc. 3.88%, 11/15/30 (Call 08/17/30)(a)(b)	333	271,601
3.88%, 05/15/32 (Call 02/15/32)(b)	350	275,016
4.38%, 06/15/28 (Call 12/01/23)(b)	345	307,056
Pediatrix Medical Group Inc., 5.38%, 02/15/30 (Call 02/15/25)(a)(b)	200	172,488
Tenet Healthcare Corp. 4.25%, 06/01/29 (Call 06/01/24)	670	573,367
4.38%, 01/15/30 (Call 12/01/24)(a)	710	600,594
4.63%, 06/15/28 (Call 11/16/23)	310	275,791
4.88%, 01/01/26 (Call 11/16/23)	975	934,444
5.13%, 11/01/27 (Call 11/16/23)	710	655,413
6.13%, 06/15/30 (Call 06/15/25)	961	889,425
6.75%, 05/15/31 (Call 05/15/26)(b)	665	631,506

82	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® BB Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
Toledo Hospital (The) 6.02%, 11/15/48	$200	$133,250
Series B, 5.33%, 11/15/28	150	114,750

		7,909,011

Holding Companies - Diversified — 0.8%
Benteler International, Class A, 10.50%, 05/15/28 (Call 05/15/25)(b)	255	256,845
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.38%, 02/01/29 (Call 08/01/28)	375	288,760
5.25%, 05/15/27 (Call 11/15/26)	695	595,094
6.25%, 05/15/26 (Call 12/01/23)	590	539,302
6.38%, 12/15/25 (Call 12/01/23)	365	343,373
Stena International SA, 6.13%, 02/01/25 (Call 11/13/23)(b)	175	171,500

		2,194,874

Home Builders — 1.5%
Century Communities Inc. 3.88%, 08/15/29 (Call 02/15/29)(b)	230	185,601
6.75%, 06/01/27 (Call 12/01/23)	240	231,686
Forestar Group Inc. 3.85%, 05/15/26 (Call 12/01/23)(b)	175	155,763
5.00%, 03/01/28 (Call 12/01/23)(a)(b)	155	136,026
KB Home 4.00%, 06/15/31 (Call 12/15/30)	172	134,299
4.80%, 11/15/29 (Call 05/15/29)	128	110,907
6.88%, 06/15/27 (Call 12/15/26)	145	143,891
7.25%, 07/15/30 (Call 07/15/25)	189	181,440
LGI Homes Inc., 4.00%, 07/15/29 (Call 01/15/29)(b)	150	114,782
M/I Homes Inc. 3.95%, 02/15/30 (Call 08/15/29)	170	135,228
4.95%, 02/01/28 (Call 11/16/23)	180	160,943
Mattamy Group Corp. 4.63%, 03/01/30 (Call 03/01/25)(b)	290	236,773
5.25%, 12/15/27 (Call 12/01/23)(b)	240	215,630
Meritage Homes Corp. 5.13%, 06/06/27 (Call 12/06/26)	99	93,555
6.00%, 06/01/25 (Call 03/01/25)	77	75,497
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/28 (Call 12/01/23)	180	158,199
4.75%, 04/01/29 (Call 04/01/24)(a)	160	135,067
Taylor Morrison Communities Inc. 5.13%, 08/01/30 (Call 02/01/30)(b)	215	180,687
5.75%, 01/15/28 (Call 10/15/27)(b)	240	217,836
5.88%, 06/15/27 (Call 03/15/27)(b)	215	201,563
Thor Industries Inc., 4.00%, 10/15/29 (Call 10/15/24)(b)	225	181,361
Tri Pointe Homes Inc. 5.25%, 06/01/27 (Call 12/01/26)	147	133,035
5.70%, 06/15/28 (Call 12/15/27)(a)	187	166,496
Winnebago Industries Inc., 6.25%, 07/15/28 (Call 12/01/23)(b)	170	159,856

		3,846,121

Home Furnishings — 0.2%
Tempur Sealy International Inc. 3.88%, 10/15/31 (Call 10/15/26)(b)	380	284,574
4.00%, 04/15/29 (Call 04/15/24)(b)	385	315,851

		600,425

Household Products & Wares — 0.3%
ACCO Brands Corp., 4.25%, 03/15/29 (Call 03/15/24)(a)(b)	290	240,654

Security	Par (000)	Value

Household Products & Wares (continued)
Central Garden & Pet Co. 4.13%, 10/15/30 (Call 10/15/25)(a)	$200	$163,121
4.13%, 04/30/31 (Call 04/30/26)(b)	210	167,058
5.13%, 02/01/28 (Call 12/01/23)(a)	164	151,434

		722,267

Housewares — 0.7%
Newell Brands Inc. 4.88%, 06/01/25 (Call 05/01/25)	230	220,702
5.20%, 04/01/26 (Call 01/01/26)(a)	945	892,225
6.38%, 09/15/27 (Call 06/15/27)(a)	245	229,446
6.38%, 04/01/36 (Call 10/01/35)(a)	210	164,709
6.50%, 04/01/46 (Call 10/01/45)	320	224,717
6.63%, 09/15/29 (Call 06/15/29)	245	225,389

		1,957,188

Insurance — 0.7%
Assurant Inc., 7.00%, 03/27/48 (Call 03/27/28), (3-mo. LIBOR US + 4.135%)(d)	200	191,557
Constellation Insurance Inc., 6.80%, 01/24/30 (Call 10/24/29)(b)	220	188,220
Genworth Holdings Inc., 6.50%, 06/15/34	95	82,480
Global Atlantic Fin Co., 4.70%, 10/15/51 (Call 07/15/26), (5-year CMT + 3.796%)(b)(d)	350	243,519
Liberty Mutual Group Inc. 4.13%, 12/15/51 (Call 09/15/26), (5-year CMT + 3.315%)(b)(d)	200	158,782
4.30%, 02/01/61 (Call 02/01/26)(b)	390	203,279
7.80%, 03/07/87(a)(b)	215	206,696
MGIC Investment Corp., 5.25%, 08/15/28 (Call 11/16/23)	320	294,136
NMI Holdings Inc., 7.38%, 06/01/25 (Call 03/30/25)(b)	159	159,164
Ohio National Financial Services Inc., 6.63%, 05/01/31(a)(b)	105	90,937

		1,818,770

Internet — 1.3%
Cogent Communications Group Inc., 3.50%, 05/01/26 (Call 02/01/26)(b)	220	199,154
Gen Digital Inc., 5.00%, 04/15/25 (Call 11/13/23)(b)	495	479,229
Go Daddy Operating Co. LLC/GD Finance Co. Inc. 3.50%, 03/01/29 (Call 03/01/24)(b)	380	318,991
5.25%, 12/01/27 (Call 12/01/23)(b)	300	281,140
Match Group Holdings II LLC 3.63%, 10/01/31 (Call 10/01/26)(a)(b)	240	184,200
4.13%, 08/01/30 (Call 05/01/25)(b)	261	212,070
4.63%, 06/01/28 (Call 12/01/23)(b)	210	188,557
5.00%, 12/15/27 (Call 12/01/23)(b)	195	179,855
5.63%, 02/15/29 (Call 02/15/24)(b)	185	166,993
NortonLifeLock Inc. 6.75%, 09/30/27 (Call 09/30/24)(b)	440	428,292
7.13%, 09/30/30 (Call 09/30/25)(b)	300	291,855
Rakuten Group Inc., 10.25%, 11/30/24 (Call 11/28/23)(b)	385	388,855
Ziff Davis Inc., 4.63%, 10/15/30 (Call 10/15/25)(a)(b)	240	200,933

		3,520,124

Iron & Steel — 1.5%
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29 (Call 12/01/23)(a)(b)	320	316,090
Carpenter Technology Corp. 6.38%, 07/15/28 (Call 12/01/23)	202	192,140
7.63%, 03/15/30 (Call 03/15/25)(a)	145	143,144

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) October 31, 2023	iShares® BB Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Iron & Steel (continued)
Cleveland-Cliffs Inc. 4.63%, 03/01/29 (Call 03/01/24)(b)	$205	$176,690
4.88%, 03/01/31 (Call 03/01/26)(b)	185	152,591
5.88%, 06/01/27 (Call 12/01/23)	225	214,375
6.75%, 03/15/26 (Call 12/01/23)(b)	425	422,568
6.75%, 04/15/30 (Call 04/15/26)(a)(b)	330	305,972
Commercial Metals Co. 3.88%, 02/15/31 (Call 02/15/26)	100	81,062
4.13%, 01/15/30 (Call 01/15/25)	160	135,034
4.38%, 03/15/32 (Call 03/15/27)	160	128,673
Mineral Resources Ltd. 8.00%, 11/01/27 (Call 11/01/24)(b)	290	280,224
8.13%, 05/01/27 (Call 12/01/23)(b)	350	340,498
8.50%, 05/01/30 (Call 05/01/25)(b)	305	292,010
9.25%, 10/01/28 (Call 10/01/25)(b)	520	520,000
U.S. Steel Corp. 6.65%, 06/01/37	122	116,214
6.88%, 03/01/29 (Call 03/01/24)(a)	236	229,278

		4,046,563

Leisure Time — 1.4%
Acushnet Co., 7.38%, 10/15/28 (Call 10/15/25)(b)	160	160,291
Carnival Corp. 4.00%, 08/01/28 (Call 05/01/28)(a)(b)	1,155	1,004,642
7.00%, 08/15/29 (Call 08/15/26)(a)(b)	245	240,232
Life Time Inc., 5.75%, 01/15/26 (Call 12/01/23)(b)	465	450,301
Royal Caribbean Cruises Ltd. 7.25%, 01/15/30 (Call 12/15/25)(b)	350	345,266
8.25%, 01/15/29 (Call 04/01/25)(b)	485	497,184
9.25%, 01/15/29 (Call 04/01/25)(a)(b)	475	495,824
11.50%, 06/01/25 (Call 11/07/23)(b)	219	231,448
Vista Outdoor Inc., 4.50%, 03/15/29 (Call 03/15/24)(a)(b)	225	209,324

		3,634,512

Lodging — 2.2%
Boyd Gaming Corp. 4.75%, 12/01/27 (Call 11/13/23)	475	432,248
4.75%, 06/15/31 (Call 06/15/26)(b)	440	365,155
Genting New York LLC, 3.30%, 02/15/26 (Call 01/15/26)(b)	245	218,636
Hilton Domestic Operating Co. Inc. 3.63%, 02/15/32 (Call 08/15/26)(b)	710	561,236
3.75%, 05/01/29 (Call 05/01/24)(b)	390	335,710
4.00%, 05/01/31 (Call 05/01/26)(a)(b)	565	467,914
4.88%, 01/15/30 (Call 01/15/25)	455	408,465
5.38%, 05/01/25 (Call 11/13/23)(b)	235	231,017
5.75%, 05/01/28 (Call 12/01/23)(b)	265	253,893
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27 (Call 11/16/23)	280	264,077
Las Vegas Sands Corp. 2.90%, 06/25/25 (Call 05/25/25)(a)	265	248,833
3.50%, 08/18/26 (Call 06/18/26)	460	421,103
3.90%, 08/08/29 (Call 05/08/29)	345	297,871
Travel + Leisure Co. 4.50%, 12/01/29 (Call 09/01/29)(a)(b)	285	234,893
4.63%, 03/01/30 (Call 12/01/29)(b)	179	146,537
6.00%, 04/01/27 (Call 01/01/27)	205	191,469
6.60%, 10/01/25 (Call 07/01/25)	185	180,939
6.63%, 07/31/26 (Call 04/30/26)(b)	310	302,479

Security	Par (000)	Value

Lodging (continued)
Wyndham Hotels & Resorts Inc., 4.38%, 08/15/28 (Call 12/01/23)(b)	$230	$202,987

		5,765,462

Machinery — 0.4%
BWX Technologies Inc. 4.13%, 06/30/28 (Call 12/01/23)(b)	225	197,996
4.13%, 04/15/29 (Call 04/15/24)(b)	175	149,625
GrafTech Finance Inc., 4.63%, 12/15/28 (Call 12/15/23)(b)	250	183,260
GrafTech Global Enterprises Inc., 9.88%, 12/15/28 (Call 12/15/25)(a)(b)	215	192,530
Mueller Water Products Inc., 4.00%, 06/15/29 (Call 06/15/24)(a)(b)	245	209,475

		932,886

Manufacturing — 0.4%
Amsted Industries Inc. 4.63%, 05/15/30 (Call 05/15/25)(b)	225	181,516
5.63%, 07/01/27 (Call 12/01/23)(b)	180	165,633
Hillenbrand Inc. 3.75%, 03/01/31 (Call 03/01/26)	170	132,767
5.00%, 09/15/26 (Call 07/15/26)	191	183,180
5.75%, 06/15/25 (Call 11/13/23)	180	176,388
Trinity Industries Inc., 7.75%, 07/15/28 (Call 07/15/25)(b)	200	197,500

		1,036,984

Media — 7.0%
AMC Networks Inc. 4.25%, 02/15/29 (Call 02/15/24)	485	297,979
4.75%, 08/01/25 (Call 12/01/23)	380	346,107
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 02/01/31 (Call 07/01/25)(b)	695	540,847
4.25%, 01/15/34 (Call 01/15/28)(a)(b)	445	321,425
4.50%, 08/15/30 (Call 02/15/25)(b)	620	497,138
4.50%, 05/01/32 (Call 05/01/26)	685	524,365
4.50%, 06/01/33 (Call 06/01/27)(b)	415	309,576
4.75%, 03/01/30 (Call 09/01/24)(b)	695	573,321
4.75%, 02/01/32 (Call 02/01/27)(b)	270	210,751
5.00%, 02/01/28 (Call 11/16/23)(b)	535	480,396
5.13%, 05/01/27 (Call 12/01/23)(b)	735	676,712
5.38%, 06/01/29 (Call 06/01/24)(b)	350	306,348
5.50%, 05/01/26 (Call 12/01/23)(b)	194	185,009
6.38%, 09/01/29 (Call 09/01/25)(b)	335	306,591
7.38%, 03/01/31 (Call 03/01/26)(a)(b)	240	226,805
Directv Financing LLC/Directv Financing Co-Obligor Inc., 5.88%, 08/15/27 (Call 12/01/23)(b)	1,780	1,559,698
Gannett Holdings LLC, 6.00%, 11/01/26 (Call 12/01/23)(a)(b)	155	130,200
LCPR Senior Secured Financing DAC 5.13%, 07/15/29 (Call 07/15/24)(b)	405	315,424
6.75%, 10/15/27 (Call 12/01/23)(b)	525	475,125
News Corp. 3.88%, 05/15/29 (Call 05/15/24)(b)	460	393,751
5.13%, 02/15/32 (Call 02/15/27)(b)	225	194,299
Nexstar Media Inc. 4.75%, 11/01/28 (Call 11/13/23)(a)(b)	465	390,549
5.63%, 07/15/27 (Call 11/13/23)(a)(b)	835	751,467
Paramount Global 6.25%, 02/28/57 (Call 02/28/27), (3-mo. LIBOR US + 3.899%)(d)	305	218,838

84	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® BB Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
6.38%, 03/30/62 (Call 03/30/27), (5-year CMT + 3.999%)(a)(d)	$490	$360,611
Scripps Escrow II Inc., 3.88%, 01/15/29 (Call 01/15/24)(b)	270	204,962
Sinclair Television Group Inc., 4.13%, 12/01/30 (Call 12/01/25)(b)	365	230,640
Sirius XM Radio Inc. 3.13%, 09/01/26 (Call 12/01/23)(b)	515	461,837
3.88%, 09/01/31 (Call 09/01/26)(a)(b)	725	546,061
4.00%, 07/15/28 (Call 07/15/24)(a)(b)	930	790,902
4.13%, 07/01/30 (Call 07/01/25)(b)	720	571,691
5.00%, 08/01/27 (Call 12/01/23)(b)	675	618,907
5.50%, 07/01/29 (Call 07/01/24)(b)	590	522,784
TEGNA Inc. 4.63%, 03/15/28 (Call 12/01/23)	465	401,063
4.75%, 03/15/26 (Call 12/01/23)(b)	268	250,080
5.00%, 09/15/29 (Call 09/15/24)	545	456,437
UPC Broadband Finco BV, 4.88%, 07/15/31 (Call 07/15/26)(b)	595	475,060
Videotron Ltd. 3.63%, 06/15/29 (Call 06/15/24)(a)(b)	240	202,272
5.13%, 04/15/27 (Call 12/01/23)(b)	305	283,863
Virgin Media Secured Finance PLC 4.50%, 08/15/30 (Call 08/15/25)(b)	425	350,438
5.50%, 05/15/29 (Call 05/15/24)(b)	665	588,856
VZ Secured Financing BV, 5.00%, 01/15/32 (Call 01/15/27)(b)	750	569,044
Ziggo BV, 4.88%, 01/15/30 (Call 10/15/24)(b)	485	387,223

		18,505,452

Metal Fabricate & Hardware — 0.1%
Advanced Drainage Systems Inc. 5.00%, 09/30/27 (Call 11/16/23)(a)(b)	180	167,850
6.38%, 06/15/30 (Call 07/15/25)(a)(b)	225	212,438

		380,288

Mining — 1.3%
Arsenal AIC Parent LLC, 8.00%, 10/01/30 (Call 10/01/26)(b)	340	335,750
FMG Resources August 2006 Pty. Ltd. 4.38%, 04/01/31 (Call 01/01/31)(b)	705	568,173
4.50%, 09/15/27 (Call 06/15/27)(b)	310	279,127
FMG Resources August Pty Ltd. 5.88%, 04/15/30 (Call 01/15/30)(b)	315	282,680
6.13%, 04/15/32 (Call 01/15/32)(a)(b)	410	361,878
Novelis Corp. 3.25%, 11/15/26 (Call 12/01/23)(b)	365	324,902
3.88%, 08/15/31 (Call 08/15/26)(b)	360	281,160
4.75%, 01/30/30 (Call 01/30/25)(b)	760	644,841
Perenti Finance Pty Ltd., 6.50%, 10/07/25 (Call 12/01/23)(b)	225	219,094

		3,297,605

Office & Business Equipment — 0.3%
Xerox Corp. 4.80%, 03/01/35	110	66,730
6.75%, 12/15/39(a)	170	110,663
Xerox Holdings Corp. 5.00%, 08/15/25 (Call 07/15/25)(b)	355	326,579
5.50%, 08/15/28 (Call 07/15/28)(b)	355	274,182

		778,154

Office Furnishings — 0.1%
Steelcase Inc., 5.13%, 01/18/29 (Call 10/18/28)	220	193,864

Security	Par (000)	Value

Oil & Gas — 6.4%
Antero Resources Corp. 5.38%, 03/01/30 (Call 03/01/25)(b)	$285	$260,068
7.63%, 02/01/29 (Call 02/01/24)(b)	180	182,247
Baytex Energy Corp. 8.50%, 04/30/30 (Call 04/30/26)(b)	370	366,465
8.75%, 04/01/27 (Call 12/01/23)(b)	205	206,614
Chesapeake Energy Corp. 5.50%, 02/01/26 (Call 12/01/23)(b)	255	247,549
5.88%, 02/01/29 (Call 02/05/24)(b)	235	221,255
6.75%, 04/15/29 (Call 04/15/24)(a)(b)	470	459,875
Civitas Resources Inc. 5.00%, 10/15/26 (Call 12/01/23)(b)	185	173,098
8.38%, 07/01/28 (Call 07/01/25)(b)	645	648,974
8.63%, 11/01/30 (Call 11/01/26)(b)	190	193,387
8.75%, 07/01/31 (Call 07/01/26)(b)	655	661,070
CNX Resources Corp. 6.00%, 01/15/29 (Call 01/15/24)(a)(b)	235	215,485
7.25%, 03/14/27 (Call 12/01/23)(b)	208	204,698
7.38%, 01/15/31 (Call 01/15/26)(a)(b)	230	219,759
Crescent Energy Finance LLC, 9.25%, 02/15/28 (Call 02/15/25)(b)	400	402,864
CrownRock LP/CrownRock Finance Inc. 5.00%, 05/01/29 (Call 05/01/24)(a)(b)	185	174,492
5.63%, 10/15/25 (Call 12/01/23)(b)	400	393,429
Endeavor Energy Resources LP/EER Finance Inc., 5.75%, 01/30/28 (Call 12/01/23)(a)(b)	420	402,902
Harbour Energy PLC, 5.50%, 10/15/26 (Call 12/01/23)(b)	230	213,052
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 02/01/29 (Call 02/01/24)(b)	285	256,580
6.00%, 04/15/30 (Call 04/15/25)(b)	250	221,945
6.00%, 02/01/31 (Call 02/01/26)(b)	270	236,513
6.25%, 11/01/28 (Call 12/01/23)(b)	305	285,158
6.25%, 04/15/32 (Call 05/15/27)(b)	240	209,592
Independence Energy Finance LLC, 7.25%, 05/01/26 (Call 12/01/23)(b)	325	314,632
Matador Resources Co. 5.88%, 09/15/26 (Call 11/16/23)	330	317,986
6.88%, 04/15/28 (Call 04/15/25)(a)(b)	235	230,295
MEG Energy Corp. 5.88%, 02/01/29 (Call 02/01/24)(b)	305	285,017
7.13%, 02/01/27 (Call 12/01/23)(a)(b)	175	176,257
Murphy Oil Corp. 5.88%, 12/01/27 (Call 11/16/23)	245	235,592
5.88%, 12/01/42 (Call 06/01/42)	170	130,611
6.38%, 07/15/28 (Call 07/15/24)	210	203,378
7.05%, 05/01/29	110	107,858
Neptune Energy Bondco PLC, 6.63%, 05/15/25 (Call 12/01/23)(b)	410	405,869
Oasis Petroleum Inc., 6.38%, 06/01/26 (Call 12/01/23)(b)	190	186,531
Parkland Corp. 4.50%, 10/01/29 (Call 10/01/24)(b)	375	322,537
4.63%, 05/01/30 (Call 05/01/25)(b)	355	302,637
5.88%, 07/15/27 (Call 12/01/23)(b)	265	253,725
PBF Holding Co. LLC/PBF Finance Corp. 6.00%, 02/15/28 (Call 12/01/23)	395	363,124
7.88%, 09/15/30 (Call 09/15/26)(b)	265	255,727
PDC Energy Inc., 5.75%, 05/15/26 (Call 12/01/23)	200	199,150
Petrofac Ltd., 9.75%, 11/15/26 (Call 12/01/23)(b)	295	200,753

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) October 31, 2023	iShares® BB Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Range Resources Corp. 4.75%, 02/15/30 (Call 02/15/25)(a)(b)	$240	$213,156
4.88%, 05/15/25 (Call 02/15/25)	320	311,200
8.25%, 01/15/29 (Call 01/15/24)	300	306,372
Seadrill Finance Ltd., 8.38%, 08/01/30 (Call 08/01/26)(b)	300	300,096
SM Energy Co. 5.63%, 06/01/25 (Call 12/01/23)	150	146,009
6.50%, 07/15/28 (Call 07/15/24)	215	206,984
6.63%, 01/15/27 (Call 12/01/23)(a)	200	194,347
6.75%, 09/15/26 (Call 12/01/23)	160	157,154
Southwestern Energy Co. 4.75%, 02/01/32 (Call 02/01/27)(a)	575	494,493
5.38%, 02/01/29 (Call 02/01/24)	335	309,466
5.38%, 03/15/30 (Call 03/15/25)	570	522,831
5.70%, 01/23/25 (Call 10/23/24)	170	167,954
8.38%, 09/15/28 (Call 11/16/23)(a)	140	144,554
Sunoco LP/Sunoco Finance Corp. 4.50%, 05/15/29 (Call 05/15/24)	365	316,175
4.50%, 04/30/30 (Call 04/30/25)	378	322,859
5.88%, 03/15/28 (Call 12/01/23)	195	184,468
6.00%, 04/15/27 (Call 12/01/23)	285	274,424
7.00%, 09/15/28 (Call 09/15/25)(b)	255	248,171
Viper Energy Partners LP 5.38%, 11/01/27 (Call 12/01/23)(b)	200	189,550
7.38%, 11/01/31 (Call 11/01/26)(b)	200	199,500

		16,758,513

Oil & Gas Services — 0.1%
Oceaneering International Inc., 6.00%, 02/01/28 (Call 11/01/27)	125	114,687
Weatherford International Ltd., 6.50%, 09/15/28 (Call 09/15/24)(b)	117	117,603

		232,290

Packaging & Containers — 3.0%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.25%, 09/01/28 (Call 05/15/24)(b)	275	223,967
6.00%, 06/15/27 (Call 06/15/24)(b)	305	288,231
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc. 4.13%, 08/15/26 (Call 11/13/23)(b)	605	533,912
5.25%, 04/30/25 (Call 12/04/23)(b)	320	308,279
Ball Corp. 2.88%, 08/15/30 (Call 05/15/30)(a)	600	468,031
3.13%, 09/15/31 (Call 06/15/31)(a)	445	344,487
4.88%, 03/15/26 (Call 12/15/25)	365	350,525
5.25%, 07/01/25	460	452,823
6.00%, 06/15/29 (Call 05/15/26)	470	450,650
6.88%, 03/15/28 (Call 11/15/24)	355	353,948
Berry Global Inc. 4.50%, 02/15/26 (Call 12/01/23)(a)(b)	155	146,008
5.63%, 07/15/27 (Call 12/01/23)(b)	260	248,177
Cascades Inc./Cascades USA Inc., 5.38%, 01/15/28 (Call 12/01/23)(b)	240	216,880
Clearwater Paper Corp. 4.75%, 08/15/28 (Call 11/16/23)(b)	155	136,792
5.38%, 02/01/25(a)(b)	93	93,837
Crown Americas LLC, 5.25%, 04/01/30 (Call 01/01/30)(a)	235	212,381

Security	Par (000)	Value

Packaging & Containers (continued)
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)	$191	$180,572
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 12/01/23)(a)	365	350,990
Crown Cork & Seal Co. Inc., 7.38%, 12/15/26	200	203,010
Graphic Packaging International LLC 3.50%, 03/15/28(b)	210	181,718
3.50%, 03/01/29 (Call 09/01/28)(b)	165	137,069
3.75%, 02/01/30 (Call 08/01/29)(b)	185	151,312
4.75%, 07/15/27 (Call 04/15/27)(a)(b)	130	121,048
OI European Group BV, 4.75%, 02/15/30 (Call 11/15/24)(a)(b)	215	182,946
Sealed Air Corp. 4.00%, 12/01/27 (Call 09/01/27)(b)	215	188,992
5.00%, 04/15/29 (Call 04/15/25)(a)(b)	215	190,669
5.13%, 12/01/24 (Call 09/01/24)(b)	175	171,493
5.50%, 09/15/25 (Call 06/15/25)(b)	195	188,625
6.88%, 07/15/33(b)	235	220,313
Sealed Air Corp./Sealed Air Corp. US, 6.13%, 02/01/28 (Call 02/01/25)(b)	365	347,414
Silgan Holdings Inc., 4.13%, 02/01/28 (Call 11/16/23)	255	225,189
TriMas Corp., 4.13%, 04/15/29 (Call 04/15/24)(b)	175	145,344

		8,015,632

Pharmaceuticals — 1.3%
180 Medical Inc., 3.88%, 10/15/29 (Call 10/07/24)(b)	265	220,156
Jazz Securities DAC, 4.38%, 01/15/29 (Call 07/15/24)(a)(b)	740	643,555
Organon & Co./Organon Foreign Debt Co.-Issuer BV, 4.13%, 04/30/28 (Call 04/30/24)(b)	970	837,847
Perrigo Finance Unlimited Co. 3.90%, 12/15/24 (Call 09/15/24)	285	276,417
4.38%, 03/15/26 (Call 12/15/25)	340	319,180
4.65%, 06/15/30 (Call 03/15/30)	370	308,970
4.90%, 12/15/44 (Call 06/15/44)	150	102,310
PRA Health Sciences Inc., 2.88%, 07/15/26 (Call 12/01/23)(b)	200	182,828
Prestige Brands Inc. 3.75%, 04/01/31 (Call 04/01/26)(b)	275	218,419
5.13%, 01/15/28 (Call 12/01/23)(b)	200	184,394

		3,294,076

Pipelines — 8.3%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.38%, 06/15/29 (Call 06/15/24)(b)	365	331,437
5.75%, 03/01/27 (Call 11/16/23)(a)(b)	310	296,290
5.75%, 01/15/28 (Call 11/16/23)(b)	310	290,622
7.88%, 05/15/26 (Call 11/16/23)(b)	265	266,869
Buckeye Partners LP 3.95%, 12/01/26 (Call 09/01/26)	300	273,426
4.13%, 03/01/25 (Call 02/01/25)(b)	215	204,744
4.13%, 12/01/27 (Call 09/01/27)	231	200,693
4.50%, 03/01/28 (Call 12/01/27)(b)	215	187,050
5.60%, 10/15/44 (Call 04/15/44)	155	104,044
5.85%, 11/15/43 (Call 05/15/43)	180	127,202
CNX Midstream Partners LP, 4.75%, 04/15/30 (Call 04/15/25)(b)	205	168,895
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31 (Call 06/15/26)(b)	680	591,430

86	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® BB Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 5.63%, 05/01/27 (Call 11/16/23)(b)	$285	$274,136
5.75%, 04/01/25 (Call 12/01/23)	240	237,000
6.00%, 02/01/29 (Call 02/01/24)(a)(b)	330	319,275
7.38%, 02/01/31 (Call 02/01/26)(b)	295	297,363
8.00%, 04/01/29 (Call 04/01/24)(b)	225	229,975
DT Midstream Inc. 4.13%, 06/15/29 (Call 06/15/24)(b)	510	438,503
4.38%, 06/15/31 (Call 06/15/26)(b)	480	398,621
EnLink Midstream LLC 5.38%, 06/01/29 (Call 03/01/29)	236	215,933
5.63%, 01/15/28 (Call 07/15/27)(b)	230	216,873
6.50%, 09/01/30 (Call 03/01/30)(b)	500	479,935
EnLink Midstream Partners LP 4.15%, 06/01/25 (Call 03/01/25)	191	183,707
4.85%, 07/15/26 (Call 04/15/26)	235	220,904
5.05%, 04/01/45 (Call 10/01/44)	220	157,717
5.45%, 06/01/47 (Call 12/01/46)	240	180,410
5.60%, 04/01/44 (Call 10/01/43)	155	121,869
EQM Midstream Partners LP 4.13%, 12/01/26 (Call 09/01/26)	230	213,355
4.50%, 01/15/29 (Call 07/15/28)(a)(b)	380	333,228
4.75%, 01/15/31 (Call 07/15/30)(b)	520	437,841
5.50%, 07/15/28 (Call 04/15/28)	410	382,637
6.00%, 07/01/25 (Call 04/01/25)(b)	205	200,476
6.50%, 07/01/27 (Call 01/01/27)(a)(b)	465	451,982
6.50%, 07/15/48 (Call 01/15/48)(a)	260	219,847
7.50%, 06/01/27 (Call 06/01/24)(b)	215	212,932
7.50%, 06/01/30 (Call 12/01/29)(a)(b)	240	235,473
Harvest Midstream I LP, 7.50%, 09/01/28 (Call 12/01/23)(b)	410	388,497
Hess Midstream Operations LP 4.25%, 02/15/30 (Call 02/15/25)(b)	345	295,208
5.13%, 06/15/28 (Call 12/01/23)(a)(b)	259	239,150
5.50%, 10/15/30 (Call 10/15/25)(b)	205	186,100
5.63%, 02/15/26 (Call 12/01/23)(b)	353	341,859
Holly Energy Partners LP/Holly Energy Finance Corp. 5.00%, 02/01/28 (Call 11/16/23)(b)	235	217,536
6.38%, 04/15/27 (Call 04/15/24)(b)	205	198,458
Kinetik Holdings LP, 5.88%, 06/15/30 (Call 06/15/25)(b)	465	426,661
New Fortress Energy Inc. 6.50%, 09/30/26 (Call 12/01/23)(b)	705	631,466
6.75%, 09/15/25 (Call 11/21/23)(b)	600	556,640
Northriver Midstream Finance LP, 5.63%, 02/15/26 (Call 12/01/23)(b)	270	255,150
NuStar Logistics LP 5.63%, 04/28/27 (Call 01/28/27)	280	263,993
5.75%, 10/01/25 (Call 07/01/25)	277	268,077
6.00%, 06/01/26 (Call 03/01/26)	240	231,566
6.38%, 10/01/30 (Call 04/01/30)	275	254,375
Rockies Express Pipeline LLC 3.60%, 05/15/25 (Call 04/15/25)(b)	195	184,526
4.80%, 05/15/30 (Call 02/15/30)(b)	160	134,504
4.95%, 07/15/29 (Call 04/15/29)(b)	265	233,552
6.88%, 04/15/40(b)	225	187,271
7.50%, 07/15/38(b)	125	115,544
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 5.50%, 01/15/28 (Call 12/01/23)(b)	369	323,263

Security	Par (000)	Value

Pipelines (continued)
6.00%, 03/01/27 (Call 12/01/23)(b)	$200	$182,979
6.00%, 12/31/30 (Call 12/31/25)(b)	360	303,060
6.00%, 09/01/31 (Call 09/01/26)(b)	210	176,709
7.50%, 10/01/25 (Call 12/01/23)(b)	280	275,842
Venture Global Calcasieu Pass LLC 3.88%, 11/01/33 (Call 05/01/33)(b)	595	449,611
6.25%, 01/15/30 (Call 10/15/29)(b)	510	481,112
3.88%, 08/15/29 (Call 02/15/29)(a)(b)	585	486,824
4.13%, 08/15/31 (Call 02/15/31)(b)	585	470,344
Venture Global LNG Inc. 8.13%, 06/01/28 (Call 06/01/25)(b)	1,065	1,033,924
8.38%, 06/01/31 (Call 06/01/26)(b)	1,095	1,044,909
9.50%, 02/01/29 (Call 11/01/28)(b)	752	763,987
9.88%, 02/01/32 (Call 02/01/27)(b)	700	709,792

		22,015,183

Real Estate — 0.6%
Cushman & Wakefield U.S. Borrower LLC 6.75%, 05/15/28 (Call 12/01/23)(a)(b)	315	287,302
8.88%, 09/01/31 (Call 09/01/26)(a)(b)	195	184,877
Greystar Real Estate Partners LLC, 7.75%, 09/01/30 (Call 09/01/26)(b)	200	196,500
Howard Hughes Corp. (The) 4.13%, 02/01/29 (Call 02/01/24)(b)	310	248,775
4.38%, 02/01/31 (Call 02/01/26)(a)(b)	310	235,971
5.38%, 08/01/28 (Call 12/01/23)(b)	360	316,480

		1,469,905

Real Estate Investment Trusts — 4.2%
Blackstone Mortgage Trust Inc., 3.75%, 01/15/27 (Call 10/15/26)(a)(b)	200	166,307
Brandywine Operating Partnership LP 3.95%, 11/15/27 (Call 08/15/27)(a)	225	186,511
4.55%, 10/01/29 (Call 07/01/29)	175	133,866
7.80%, 03/15/28 (Call 02/15/28)(a)	150	135,245
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/27 (Call 12/01/23)(b)	360	300,312
5.75%, 05/15/26 (Call 11/13/23)(b)	445	407,465
CTR Partnership LP/CareTrust Capital Corp., 3.88%, 06/30/28 (Call 03/30/28)(b)	215	180,629
Global Net Lease Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27 (Call 09/15/27)(b)	240	181,702
HAT Holdings I LLC/HAT Holdings II LLC 3.38%, 06/15/26 (Call 03/15/26)(a)(b)	465	409,301
3.75%, 09/15/30(a)(b)	190	136,381
6.00%, 04/15/25 (Call 12/01/23)(a)(b)	180	174,906
Iron Mountain Inc. 4.50%, 02/15/31 (Call 02/15/26)(a)(b)	510	417,171
4.88%, 09/15/27 (Call 11/13/23)(b)	490	447,922
4.88%, 09/15/29 (Call 09/15/24)(a)(b)	456	397,204
5.00%, 07/15/28 (Call 11/13/23)(b)	240	214,771
5.25%, 03/15/28 (Call 11/13/23)(b)	425	388,723
5.25%, 07/15/30 (Call 07/15/25)(b)	627	544,282
5.63%, 07/15/32 (Call 07/15/26)(a)(b)	285	243,468
7.00%, 02/15/29 (Call 08/15/25)(b)	465	450,469
Iron Mountain Information Management Services Inc., 5.00%, 07/15/32 (Call 07/15/27)(b)	375	306,847
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.25%, 02/01/27 (Call 12/01/23)(b)	270	235,868
4.75%, 06/15/29 (Call 06/15/24)(b)	315	253,261

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) October 31, 2023	iShares® BB Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
5.25%, 10/01/25 (Call 11/16/23)(b)	$160	$152,092
MPT Operating Partnership LP/MPT Finance Corp. 3.50%, 03/15/31 (Call 03/15/26)	605	366,783
4.63%, 08/01/29 (Call 08/01/24)(a)	425	294,241
5.00%, 10/15/27 (Call 12/01/23)(a)	675	521,131
5.25%, 08/01/26 (Call 12/01/23)(a)	242	208,365
Necessity Retail REIT Inc./American Finance Operating Partner LP (The), 4.50%, 09/30/28 (Call 06/30/28)(a)(b)	245	183,444
RLJ Lodging Trust LP 3.75%, 07/01/26 (Call 12/01/23)(b)	245	220,489
4.00%, 09/15/29 (Call 09/15/24)(b)	245	199,675
SBA Communications Corp. 3.13%, 02/01/29 (Call 02/01/24)(a)	720	595,298
3.88%, 02/15/27 (Call 11/13/23)	740	673,914
Service Properties Trust 5.50%, 12/15/27 (Call 09/15/27)	245	206,842
7.50%, 09/15/25 (Call 06/15/25)(a)	355	344,908
Starwood Property Trust Inc. 3.63%, 07/15/26 (Call 01/15/26)(b)	200	176,614
3.75%, 12/31/24 (Call 09/30/24)(b)	165	155,925
4.38%, 01/15/27 (Call 07/15/26)(a)(b)	250	214,477
4.75%, 03/15/25 (Call 09/15/24)	240	229,655

		11,056,464

Retail — 5.2%
1011778 BC ULC/New Red Finance Inc. 3.50%, 02/15/29 (Call 02/15/24)(a)(b)	395	337,715
3.88%, 01/15/28 (Call 12/01/23)(b)	740	660,670
5.75%, 04/15/25 (Call 12/01/23)(b)	240	238,039
Abercrombie & Fitch Management Co., 8.75%, 07/15/25 (Call 11/16/23)(b)	105	106,349
Academy Ltd., 6.00%, 11/15/27 (Call 11/15/23)(b)	180	169,448
Asbury Automotive Group Inc. 4.50%, 03/01/28 (Call 11/13/23)	185	163,921
4.63%, 11/15/29 (Call 11/15/24)(a)(b)	385	325,668
4.75%, 03/01/30 (Call 03/01/25)	210	178,206
5.00%, 02/15/32 (Call 11/15/26)(a)(b)	290	235,208
Bath & Body Works Inc. 5.25%, 02/01/28	210	192,559
6.63%, 10/01/30 (Call 10/01/25)(a)(b)	450	416,608
6.69%, 01/15/27(a)	162	156,585
6.75%, 07/01/36(a)	295	254,459
6.88%, 11/01/35(a)	430	379,454
7.50%, 06/15/29 (Call 06/15/24)(a)	235	229,493
9.38%, 07/01/25(b)	150	154,486
Beacon Roofing Supply Inc. 4.50%, 11/15/26 (Call 12/01/23)(b)	132	123,008
6.50%, 08/01/30 (Call 08/01/26)(b)	290	276,906
FirstCash Inc. 4.63%, 09/01/28 (Call 12/01/23)(b)	215	188,577
5.63%, 01/01/30 (Call 01/01/25)(b)	280	249,249
Foot Locker Inc., 4.00%, 10/01/29 (Call 10/01/24)(a)(b)	205	150,681
Gap Inc. (The) 3.63%, 10/01/29 (Call 10/01/24)(a)(b)	350	267,409
3.88%, 10/01/31 (Call 10/01/26)(a)(b)	370	265,711
Group 1 Automotive Inc., 4.00%, 08/15/28 (Call 12/01/23)(b)	365	314,173
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/27 (Call 12/01/23)(b)	330	311,867
Kohl’s Corp. 4.25%, 07/17/25 (Call 04/17/25)(a)	175	163,447

Security	Par (000)	Value

Retail (continued)
4.63%, 05/01/31 (Call 02/01/31)	$235	$160,688
5.55%, 07/17/45 (Call 01/17/45)	190	110,200
Lithia Motors Inc.
3.88%, 06/01/29 (Call 06/01/24)(a)(b)	370	306,027
4.38%, 01/15/31 (Call 10/15/25)(b)	250	202,411
4.63%, 12/15/27 (Call 12/01/23)(b)	210	189,453
Macy’s Retail Holdings LLC
4.30%, 02/15/43 (Call 08/15/42)	110	60,314
4.50%, 12/15/34 (Call 06/15/34)(a)	160	107,200
5.13%, 01/15/42 (Call 07/15/41)	125	76,988
5.88%, 04/01/29 (Call 04/01/24)(a)(b)	245	215,992
5.88%, 03/15/30 (Call 03/15/25)(a)(b)	210	177,657
6.13%, 03/15/32 (Call 03/15/27)(a)(b)	190	156,913
Marks & Spencer PLC, 7.13%, 12/01/37(b)	130	117,010
Murphy Oil USA Inc.
3.75%, 02/15/31 (Call 02/15/26)(b)	265	212,894
4.75%, 09/15/29 (Call 09/15/24)	234	207,176
5.63%, 05/01/27 (Call 12/01/23)	148	143,052
Nordstrom Inc.
4.00%, 03/15/27 (Call 12/15/26)(a)	165	145,657
4.25%, 08/01/31 (Call 05/01/31)(a)	216	158,237
4.38%, 04/01/30 (Call 01/01/30)(a)	250	194,054
5.00%, 01/15/44 (Call 07/15/43)(a)	450	270,439
6.95%, 03/15/28	155	145,894
Penske Automotive Group Inc.
3.50%, 09/01/25 (Call 11/13/23)	260	246,765
3.75%, 06/15/29 (Call 06/15/24)	265	218,635
PetSmart Inc./PetSmart Finance Corp., 4.75%, 02/15/28 (Call 02/15/24)(b)	565	499,957
Sally Holdings LLC/Sally Capital Inc., 5.63%, 12/01/25 (Call 12/01/23)	325	314,165
Sonic Automotive Inc.
4.63%, 11/15/29 (Call 11/15/24)(a)(b)	322	268,050
4.88%, 11/15/31 (Call 11/15/26)(a)(b)	236	187,933
Superior Plus LP/Superior General Partner Inc., 4.50%, 03/15/29 (Call 03/15/24)(a)(b)	280	238,820
Yum! Brands Inc.
3.63%, 03/15/31 (Call 12/15/30)(a)	500	406,011
4.63%, 01/31/32 (Call 10/01/26)	540	460,122
4.75%, 01/15/30 (Call 10/15/29)(a)(b)	385	342,731
5.35%, 11/01/43 (Call 05/01/43)	120	101,700
5.38%, 04/01/32 (Call 04/01/27)	485	435,971
6.88%, 11/15/37	170	167,826

		13,756,838

Semiconductors — 0.8%
Amkor Technology Inc., 6.63%, 09/15/27 (Call 12/01/23)(a)(b)	250	243,328
Entegris Escrow Corp.
4.75%, 04/15/29 (Call 01/15/29)(b)	760	680,614
5.95%, 06/15/30 (Call 06/15/25)(a)(b)	425	388,808
Entegris Inc.
3.63%, 05/01/29 (Call 05/01/24)(b)	175	146,352
4.38%, 04/15/28 (Call 11/13/23)(b)	205	182,901
ON Semiconductor Corp., 3.88%, 09/01/28 (Call 12/01/23)(a)(b)	330	283,496
Synaptics Inc., 4.00%, 06/15/29 (Call 06/15/24)(a)(b)	200	165,000

		2,090,499

Software — 1.5%
Camelot Finance SA, 4.50%, 11/01/26 (Call 12/01/23)(b)	325	300,426

88	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® BB Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
Clarivate Science Holdings Corp., 3.88%, 07/01/28 (Call 06/30/24)(b)	$475	$407,836
Fair Isaac Corp. 4.00%, 06/15/28 (Call 11/16/23)(a)(b)	415	369,552
5.25%, 05/15/26 (Call 02/15/26)(b)	215	206,897
Open Text Corp. 3.88%, 02/15/28 (Call 12/01/23)(b)	442	384,131
3.88%, 12/01/29 (Call 12/01/24)(a)(b)	400	327,112
Open Text Holdings Inc. 4.13%, 02/15/30 (Call 02/15/25)(b)	420	348,012
4.13%, 12/01/31 (Call 12/01/26)(b)	313	245,868
PTC Inc. 3.63%, 02/15/25 (Call 12/01/23)(b)	235	226,532
4.00%, 02/15/28 (Call 12/01/23)(b)	235	208,369
RingCentral Inc., 8.50%, 08/15/30 (Call 08/15/26)(b)	215	204,250
ROBLOX Corp., 3.88%, 05/01/30 (Call 11/01/24)(a)(b)	470	381,363
Twilio Inc. 3.63%, 03/15/29 (Call 03/15/24)(a)	230	191,211
3.88%, 03/15/31 (Call 03/15/26)(a)	245	195,568

		3,997,127

Telecommunications — 3.0%
British Telecommunications PLC 4.25%, 11/23/81 (Call 11/23/26), (5-year CMT + 2.985%)(b)(d)	240	209,232
4.88%, 11/23/81 (Call 08/23/31), (5-year CMT + 3.493%)(b)(d)	250	201,670
Ciena Corp., 4.00%, 01/31/30 (Call 01/31/25)(b)	205	170,814
Connect Finco Sarl/Connect U.S. Finco LLC, 6.75%, 10/01/26 (Call 11/13/23)(b)	1,000	932,536
Hughes Satellite Systems Corp., 5.25%, 08/01/26	375	337,226
Intelsat Jackson Holdings SA, 6.50%, 03/15/30 (Call 03/15/25)(b)	1,450	1,273,145
Millicom International Cellular SA 4.50%, 04/27/31 (Call 04/27/26)(b)	395	297,939
5.13%, 01/15/28 (Call 12/01/23)(b)	208	179,607
6.25%, 03/25/29 (Call 03/25/24)(b)	324	281,608
Rogers Communications Inc., 5.25%, 03/15/82 (Call 03/15/27), (5-year CMT + 3.590%)(a)(b)(d)	380	334,295
Sable International Finance Ltd., 5.75%, 09/07/27 (Call 12/01/23)(b)	269	243,763
U.S. Cellular Corp., 6.70%, 12/15/33	245	232,503
ViaSat Inc., 5.63%, 04/15/27 (Call 11/13/23)(b)	275	240,081
Viavi Solutions Inc., 3.75%, 10/01/29 (Call 10/01/24)(b)	175	136,217
Vmed O2 UK Financing I PLC 4.25%, 01/31/31 (Call 01/31/26)(b)	645	507,374
4.75%, 07/15/31 (Call 07/15/26)(b)	685	551,361
Vodafone Group PLC 3.25%, 06/04/81 (Call 06/04/26), (5-year CMT + 2.447%)(a)(d)	235	206,288
4.13%, 06/04/81 (Call 03/04/31), (5-year CMT + 2.767%)(a)(d)	480	362,828
5.13%, 06/04/81 (Call 12/04/50), (5-year CMT + 3.073%)(d)	445	282,693
7.00%, 04/04/79 (Call 01/04/29), (5-year USD Swap + 4.873%)(d)	985	952,418

		7,933,598

Security	Par (000)	Value

Transportation — 0.6%
Cargo Aircraft Management Inc., 4.75%, 02/01/28 (Call 11/16/23)(b)	$285	$251,513
Danaos Corp., 8.50%, 03/01/28 (Call 03/01/24)(b)	145	144,114
First Student Bidco Inc./First Transit Parent Inc., 4.00%, 07/31/29 (Call 07/31/24)(a)(b)	295	237,475
Rand Parent LLC, 8.50%, 02/15/30 (Call 02/15/26)(a)(b)	420	383,542
XPO Escrow Sub LLC, 7.50%, 11/15/27 (Call 11/15/24)(b)	175	174,953
XPO Inc., 7.13%, 06/01/31 (Call 06/01/26)(a)(b)	420	409,183

		1,600,780

Trucking & Leasing — 0.4%
AerCap Global Aviation Trust, 6.50%, 06/15/45 (Call 06/15/25), (3-mo. SOFR + 4.562%)(b)(d)	190	186,388
Fortress Transportation and Infrastructure Investors LLC 5.50%, 05/01/28 (Call 05/01/24)(b)	465	422,830
6.50%, 10/01/25 (Call 12/01/23)(a)(b)	310	306,936
9.75%, 08/01/27 (Call 11/13/23)(b)	215	221,181

		1,137,335

Total Long-Term Investments — 98.2% (Cost: $275,532,053)		259,029,770

	Shares

Short-Term Securities

Money Market Funds — 17.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(f)(g)(h)	43,721,475	43,738,963
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(f)(g)	1,370,000	1,370,000

Total Short-Term Securities — 17.1% (Cost: $45,089,083)		45,108,963

Total Investments — 115.3% (Cost: $320,621,136)		304,138,733

Liabilities in Excess of Other Assets — (15.3)%		(40,412,159)

Net Assets — 100.0%		$263,726,574

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Perpetual security with no stated maturity date.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) October 31, 2023	iShares® BB Rated Corporate Bond ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$29,796,195	$13,913,805	(a)	$—		$5,708	$23,255	$43,738,963	43,721,475	$205,417	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,350,000	—		(2,980,000	)(a)	—	—	1,370,000	1,370,000	98,123		5

						$5,708	$23,255	$45,108,963		$303,540		$5

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$259,029,770	$—	$259,029,770
Short-Term Securities
Money Market Funds	45,108,963	—	—	45,108,963

	$45,108,963	$259,029,770	$—	$304,138,733

See notes to financial statements.

90	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® Convertible Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Convertible Bonds

Airlines — 1.7%
American Airlines Group Inc., 6.50%, 07/01/25	$6,735	$6,815,251
JetBlue Airways Corp., 0.50%, 04/01/26	5,050	3,166,150
Southwest Airlines Co., 1.25%, 05/01/25	10,860	10,338,464
Spirit Airlines Inc., 1.00%, 05/15/26	3,100	1,814,502

		22,134,367

Auto Manufacturers — 4.6%
Arrival SA, 3.50%, 12/01/26(a)	1,833	94,692
Fisker Inc., 2.50%, 09/15/26(a)	4,775	1,932,272
Ford Motor Co., 0.00% 03/15/26(b)	15,590	14,221,094
Li Auto Inc., 0.25%, 05/01/28 (Call 05/01/24)	5,800	7,862,910
Lucid Group Inc., 1.25%, 12/15/26(a)	13,475	7,417,532
NIO Inc. 0.00%, 02/01/26 (Call 02/01/24)(b)	1,783	1,735,973
0.50%, 02/01/27 (Call 02/01/25)	3,575	3,103,922
3.88%, 10/15/29(a)	3,000	2,678,557
4.63%, 10/15/30(a)	3,000	2,672,926
Rivian Automotive Inc. 3.63%, 10/15/30(a)	9,000	8,167,680
4.63%, 03/15/29(a)	10,250	10,801,342

		60,688,900

Auto Parts & Equipment — 0.2%
Luminar Technologies Inc., 1.25%, 12/15/26(a)	4,025	2,343,528

Banks — 0.3%
Barclays Bank PLC, Series VUN, 0.00% 02/18/25(b)	1,550	1,597,444
BofA Finance LLC, 0.60%, 05/25/27	2,900	2,990,087

		4,587,531

Biotechnology — 5.1%
Alnylam Pharmaceuticals Inc., 1.00%, 09/15/27	6,975	6,040,153
BioMarin Pharmaceutical Inc. 0.60%, 08/01/24	3,295	3,172,704
1.25%, 05/15/27	4,003	3,827,720
Bridgebio Pharma Inc. 2.25%, 02/01/29	5,050	3,708,505
2.50%, 03/15/27	3,695	3,497,098
Cerevel Therapeutics Holdings Inc., 2.50%, 08/15/27(a)	2,425	2,052,555
Cytokinetics Inc., 3.50%, 07/01/27	3,675	3,389,299
Esperion Therapeutics Inc., 4.00%, 11/15/25	2,046	1,042,698
Guardant Health Inc., 0.00% 11/15/27(b)	7,740	5,246,216
Halozyme Therapeutics Inc. 0.25%, 03/01/27	5,285	4,308,075
1.00%, 08/15/28 (Call 05/15/25)	4,950	4,345,869
Innoviva Inc., 2.13%, 03/15/28	1,650	1,339,146
Insmed Inc., 0.75%, 06/01/28	3,899	3,780,236
Ionis Pharmaceuticals Inc. 0.00%, 04/01/26 (Call 01/01/26)(b)	4,292	4,147,746
1.75%, 06/15/28(a)	3,900	4,019,968
Livongo Health Inc., 0.88%, 06/01/25	3,625	3,306,101
NeoGenomics Inc., 0.25%, 01/15/28	2,179	1,567,826
PTC Therapeutics Inc., 1.50%, 09/15/26	1,825	1,455,192
Sarepta Therapeutics Inc., 1.25%, 09/15/27	7,875	6,701,697
Travere Therapeutics Inc., 2.25%, 03/01/29	2,200	1,281,434

		68,230,238

Coal — 0.2%
Peabody Energy Corp., 3.25%, 03/01/28 (Call 03/01/25)	2,200	3,111,353

Security	Par (000)	Value

Commercial Services — 3.4%
2U Inc., 2.25%, 05/01/25	$789	$497,642
Affirm Holdings Inc., 0.00% 11/15/26(b)	9,575	6,889,340
Alarm.com Holdings Inc., 0.00% 01/15/26(b)	3,300	2,821,577
Block Inc. 0.00%, 05/01/26(b)	3,875	3,208,664
0.13%, 03/01/25	6,726	6,200,526
0.25%, 11/01/27	3,879	2,899,042
Chegg Inc., 0.13%, 03/15/25	2,281	2,031,413
Euronet Worldwide Inc., 0.75%, 03/15/49 (Call 03/20/25)	3,564	3,274,591
Marathon Digital Holdings Inc., 1.00%, 12/01/26	2,525	1,814,917
Repay Holdings Corp., 0.00% 02/01/26(a)(b)	2,605	2,081,571
Sabre GLBL Inc., 4.00%, 04/15/25	2,388	2,148,049
Shift4 Payments Inc. 0.00%, 12/15/25(b)	4,810	4,367,544
0.50%, 08/01/27	4,200	3,305,701
Stride Inc., 1.13%, 09/01/27	2,792	3,307,397

		44,847,974

Computers — 5.0%
3D Systems Corp., 0.00% 11/15/26(b)	2,825	1,939,747
CyberArk Software Ltd., 0.00% 11/15/24(b)	3,875	4,430,625
Insight Enterprises Inc., 0.75%, 02/15/25	2,201	4,619,225
KBR Inc., 2.50%, 11/01/23	1,690	3,999,084
Lumentum Holdings Inc. 0.50%, 12/15/26	6,721	5,479,055
0.50%, 06/15/28	5,775	4,029,592
1.50%, 12/15/29(a)	4,050	3,351,763
PAR Technology Corp., 1.50%, 10/15/27	1,850	1,450,079
Parsons Corp., 0.25%, 08/15/25	2,765	3,624,442
Rapid7 Inc. 0.25%, 03/15/27	4,030	3,442,490
1.25%, 03/15/29(a)	1,500	1,447,643
Seagate HDD Cayman, 3.50%, 06/01/28(a)	9,000	9,331,171
Varonis Systems Inc., 1.25%, 08/15/25	1,691	2,086,786
Western Digital Corp., 1.50%, 02/01/24	7,305	7,220,135
Zscaler Inc., 0.13%, 07/01/25	7,757	9,461,339

		65,913,176

Cosmetics & Personal Care — 0.3%
Beauty Health Co. (The), 1.25%, 10/01/26(a)	4,996	3,742,696

Diversified Financial Services — 1.5%
Coinbase Global Inc., 0.50%, 06/01/26	9,225	6,994,230
JPMorgan Chase Financial Co.LLC, 0.50%, 06/15/27	2,025	2,171,004
LendingTree Inc., 0.50%, 07/15/25	2,136	1,622,335
SoFi Technologies Inc., 0.00% 10/15/26(a)(b)	8,093	6,127,367
Upstart Holdings Inc., 0.25%, 08/15/26	4,700	2,986,158

		19,901,094

Electric — 4.6%
Alliant Energy Corp., 3.88%, 03/15/26(a)	3,900	3,810,931
CenterPoint Energy Inc., 4.25%, 08/15/26(a)	6,000	5,869,267
CMS Energy Corp., 3.38%, 05/01/28(a)	5,525	5,228,776
Duke Energy Corp., 4.13%, 04/15/26(a)	11,531	11,226,582
FirstEnergy Corp., 4.00%, 05/01/26(a)	10,075	9,792,829
NRG Energy Inc., 2.75%, 06/01/48 (Call 06/01/25)	3,847	4,313,767
Ormat Technologies Inc., 2.50%, 07/15/27	2,850	2,584,334
PPL Capital Funding Inc., 2.88%, 03/15/28 (Call 03/20/26)(a)	6,800	6,232,233
Southern Co. (The), 3.88%, 12/15/25(a)	11,600	11,393,004

		60,451,723

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) October 31, 2023	iShares® Convertible Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electronics — 0.7%
Advanced Energy Industries Inc., 2.50%, 09/15/28(a)	$3,000	$2,770,806
Itron Inc., 0.00% 03/15/26(b)	2,625	2,222,901
Vishay Intertechnology Inc., 2.25%, 09/15/30(a)	4,000	3,658,850

		8,652,557

Energy - Alternate Sources — 1.9%
Array Technologies Inc., 1.00%, 12/01/28	2,875	2,771,584
Enphase Energy Inc. 0.00%, 03/01/26(b)	4,293	3,657,850
0.00%, 03/01/28(b)	3,840	2,845,918
NextEra Energy Partners LP 0.00%, 11/15/25(a)(b)	4,120	3,516,935
2.50%, 06/15/26(a)	3,450	2,992,661
SolarEdge Technologies Inc., 0.00% 09/15/25(b)	4,285	3,733,243
Stem Inc., 0.50%, 12/01/28(a)	1,303	680,575
Sunnova Energy International Inc. 0.25%, 12/01/26	3,900	2,056,153
2.63%, 02/15/28	4,000	1,907,645
Sunrun Inc., 0.00% 02/01/26(b)	2,250	1,542,472

		25,705,036

Engineering & Construction — 0.5%
Fluor Corp., 1.13%, 08/15/29 (Call 08/15/26)(a)	3,841	3,702,322
Granite Construction Inc., 3.75%, 05/15/28(a)	2,550	2,744,257

		6,446,579

Entertainment — 2.4%
Cinemark Holdings Inc., 4.50%, 08/15/25	3,115	4,190,048
DraftKings Inc., 0.00% 03/15/28(b)	8,500	6,295,656
Live Nation Entertainment Inc. 2.00%, 02/15/25	2,788	2,798,538
3.13%, 01/15/29(a)	6,725	6,772,515
Marriott Vacations Worldwide Corp. 0.00%, 01/15/26(b)	3,855	3,312,542
3.25%, 12/15/27(a)	3,900	3,305,004
Penn National Gaming Inc., 2.75%, 05/15/26	2,239	2,467,170
Vail Resorts Inc., 0.00% 01/01/26(b)	3,817	3,328,342

		32,469,815

Environmental Control — 0.3%
Tetra Tech Inc., 2.25%, 08/15/28(a)	4,000	3,871,297

Food — 0.5%
Beyond Meat Inc., 0.00% 03/15/27(b)	7,075	1,412,639
Chefs’ Warehouse Inc. (The), 2.38%, 12/15/28(a)	1,725	1,328,455
Post Holdings Inc., 2.50%, 08/15/27	3,875	3,689,602

		6,430,696

Health Care - Products — 5.4%
Alphatec Holdings Inc., 0.75%, 08/01/26	1,758	1,497,401
CONMED Corp., 2.25%, 06/15/27	5,325	4,970,184
Enovis Corp., 3.88%, 10/15/28(a)	3,000	3,131,730
Envista Holdings Corp., 1.75%, 08/15/28(a)(c)	3,500	3,025,682
Exact Sciences Corp. 0.38%, 03/15/27	3,880	3,375,535
0.38%, 03/01/28	6,385	5,287,853
2.00%, 03/01/30(a)	3,875	3,976,426
Glaukos Corp., 2.75%, 06/15/27	1,848	2,726,974
Haemonetics Corp., 0.00% 03/01/26(b)	2,995	2,569,101
Insulet Corp., 0.38%, 09/01/26	5,415	5,013,347
Integer Holdings Corp., 2.13%, 02/15/28(a)	3,400	3,738,870
Integra LifeSciences Holdings Corp., 0.50%, 08/15/25	3,968	3,573,976
Lantheus Holdings Inc., 2.63%, 12/15/27(a)	3,850	4,268,513
LivaNova USA Inc., 3.00%, 12/15/25	1,895	1,970,178

Security	Par (000)	Value

Health Care - Products (continued)
Natera Inc., 2.25%, 05/01/27	$1,889	$2,298,110
Novocure Ltd., 0.00% 11/01/25(b)	3,935	3,353,143
NuVasive Inc., 0.38%, 03/15/25	2,591	2,380,352
Omnicell Inc., 0.25%, 09/15/25	3,733	3,315,777
Repligen Corp., 0.38%, 07/15/24	1,967	2,437,039
Shockwave Medical Inc., 1.00%, 08/15/28(a)	5,063	4,904,833
Tandem Diabetes Care Inc., 1.50%, 05/01/25(a)	1,600	1,508,379
TransMedics Group Inc., 1.50%, 06/01/28(a)	3,250	2,507,159

		71,830,562

Health Care - Services — 0.5%
Accolade Inc., 0.50%, 04/01/26	1,913	1,517,308
Teladoc Health Inc., 1.25%, 06/01/27	6,840	5,333,140

		6,850,448

Holding Companies - Diversified — 0.3%
Ares Capital Corp., 4.63%, 03/01/24	2,685	2,702,761
New Mountain Finance Corp., 7.50%, 10/15/25 (Call 07/15/25)(a)	1,600	1,609,931

		4,312,692

Home Builders — 0.4%
LCI Industries, 1.13%, 05/15/26	3,125	2,829,210
Winnebago Industries Inc., 1.50%, 04/01/25	2,075	2,270,681

		5,099,891

Internet — 17.5%
Airbnb Inc., 0.00% 03/15/26(b)	13,590	11,755,546
Bilibili Inc. 0.50%, 12/01/26 (Call 12/01/24)	2,500	2,259,680
1.38%, 04/01/26 (Call 04/01/24)	3,065	3,022,623
Booking Holdings Inc., 0.75%, 05/01/25	5,881	8,962,455
Etsy Inc. 0.13%, 10/01/26	4,532	4,502,341
0.13%, 09/01/27	4,123	3,246,599
0.25%, 06/15/28	6,975	5,150,110
Expedia Group Inc., 0.00% 02/15/26(b)	6,670	5,801,329
Farfetch Ltd., 3.75%, 05/01/27	2,275	1,101,251
Fiverr International Ltd., 0.00% 11/01/25(b)	2,614	2,248,917
fuboTV Inc., 3.25%, 02/15/26	2,400	1,537,166
iQIYI Inc., 4.00%, 12/15/26 (Call 08/01/24)	2,910	2,795,520
JOYY Inc., 1.38%, 06/15/26 (Call 06/15/24)	2,325	2,212,636
Lyft Inc., 1.50%, 05/15/25	5,065	4,637,537
Magnite Inc., 0.25%, 03/15/26	2,125	1,785,468
Match Group Financeco 2 Inc., 0.88%, 06/15/26(a)	3,775	3,244,033
Match Group Financeco 3 Inc., 2.00%, 01/15/30(a)	3,885	3,154,425
Okta Inc. 0.13%, 09/01/25	3,770	3,362,773
0.38%, 06/15/26	6,102	5,229,337
Opendoor Technologies Inc., 0.25%, 08/15/26(a)	3,575	2,310,695
Palo Alto Networks Inc., 0.38%, 06/01/25	12,838	31,346,611
Perficient Inc., 0.13%, 11/15/26	2,545	2,035,344
Pinduoduo Inc., 0.00% 12/01/25 (Call 12/01/23)(b)	13,465	13,356,706
Q2 Holdings Inc., 0.75%, 06/01/26	2,130	1,844,355
RealReal Inc. (The), 1.00%, 03/01/28	2,154	870,543
Sea Ltd. 0.25%, 09/15/26	13,900	11,044,986
2.38%, 12/01/25	7,730	7,310,105
Shopify Inc., 0.13%, 11/01/25	6,187	5,451,566
Snap Inc. 0.00%, 05/01/27(b)	6,500	4,835,909
0.13%, 03/01/28	10,100	6,907,670
0.25%, 05/01/25	2,010	1,878,677
0.75%, 08/01/26	5,665	4,996,978

92	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Convertible Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
Spotify USA Inc., 0.00% 03/15/26(b)	$9,995	$8,555,168
TechTarget Inc., 0.00% 12/15/26(b)	2,375	1,882,951
TripAdvisor Inc., 0.25%, 04/01/26 (Call 04/01/24)	2,200	1,870,695
Uber Technologies Inc., 0.00% 12/15/25(b)	7,760	7,087,830
Upwork Inc., 0.25%, 08/15/26	2,375	1,946,221
Vnet Group Inc., 0.00% 02/01/26 (Call 02/01/24)(b)	3,625	2,609,842
Wayfair Inc. 0.63%, 10/01/25	4,885	4,150,288
1.00%, 08/15/26	6,690	5,035,775
3.25%, 09/15/27	4,750	4,572,318
3.50%, 11/15/28(a)	4,600	5,332,242
Wix.com Ltd., 0.00% 08/15/25(b)	3,947	3,489,806
Ziff Davis Inc., 1.75%, 11/01/26	3,656	3,300,510
Zillow Group Inc. 0.75%, 09/01/24	4,131	4,274,671
1.38%, 09/01/26	3,350	3,509,295
2.75%, 05/15/25	4,050	3,947,998

		231,765,501

Iron & Steel — 0.8%
Allegheny Technologies Inc., 3.50%, 06/15/25	1,969	4,865,120
U.S. Steel Corp., 5.00%, 11/01/26	2,357	6,021,237

		10,886,357

Leisure Time — 3.6%
Callaway Golf Co., 2.75%, 05/01/26	1,723	1,721,707
Carnival Corp. 5.75%, 10/01/24	2,925	3,778,833
5.75%, 12/01/27(a)	7,675	9,089,139
Liberty TripAdvisor Holdings Inc., 0.50%, 06/30/51 (Call 03/27/25)(a)	1,875	1,471,892
NCL Corp. Ltd. 1.13%, 02/15/27	7,600	5,888,118
2.50%, 02/15/27	3,150	2,519,601
5.38%, 08/01/25	3,155	3,346,818
Peloton Interactive Inc., 0.00% 02/15/26(b)	6,935	5,111,676
Royal Caribbean Cruises Ltd., 6.00%, 08/15/25	7,725	14,107,574
Virgin Galactic Holdings Inc., 2.50%, 02/01/27(a)	3,138	1,086,177

		48,121,535

Lodging — 0.3%
Huazhu Group Ltd., 3.00%, 05/01/26 (Call 05/01/24), (Put 05/01/24)	3,354	3,766,083

Machinery — 0.9%
Bloom Energy Corp., 3.00%, 06/01/28(a)	4,350	3,755,619
Chart Industries Inc., 1.00%, 11/15/24	1,745	3,519,625
Middleby Corp. (The), 1.00%, 09/01/25	4,982	5,165,541

		12,440,785

Manufacturing — 0.6%
Axon Enterprise Inc., 0.50%, 12/15/27(a)	4,808	5,179,990
John Bean Technologies Corp., 0.25%, 05/15/26	2,400	2,157,233

		7,337,223

Media — 4.8%
Cable One Inc. 0.00%, 03/15/26(b)	3,775	3,088,092
1.13%, 03/15/28	1,866	1,383,913
DISH Network Corp. 0.00%, 12/15/25(b)	13,160	8,062,313
2.38%, 03/15/24	6,660	6,375,471
3.38%, 08/15/26	18,508	9,464,288
Liberty Broadband Corp., 3.13%, 03/31/53 (Call 04/06/26)(a)	8,500	8,426,256

Security	Par (000)	Value

Media (continued)
Liberty Latin America Ltd., 2.00%, 07/15/24	$2,021	$1,911,923
Liberty Media Corp. 0.50%, 12/01/50 (Call 09/01/24)(a)	6,200	6,318,406
2.38%, 09/30/53 (Call 09/30/28)(a)	7,500	7,251,533
2.75%, 12/01/49 (Call 12/01/24)(a)	4,147	3,872,440
3.75%, 03/15/28(a)	3,900	4,284,893
Liberty Media Corp.-Liberty Formula One, 2.25%, 08/15/27	2,675	2,659,778

		63,099,306

Metal Fabricate & Hardware — 0.1%
Xometry Inc., 1.00%, 02/01/27	1,650	1,107,858

Mining — 0.4%
Lithium Americas Corp., 1.75%, 01/15/27	1,725	1,161,405
MP Materials Corp., 0.25%, 04/01/26(a)	4,625	3,807,541

		4,968,946

Oil & Gas — 2.4%
CNX Resources Corp., 2.25%, 05/01/26	1,985	3,455,098
EQT Corp., 1.75%, 05/01/26	2,840	8,245,275
Nabors Industries Inc., 1.75%, 06/15/29(a)	1,700	1,266,749
Northern Oil & Gas Inc., 3.63%, 04/15/29	3,400	4,013,220
Pioneer Natural Resources Co., 0.25%, 05/15/25	4,149	10,577,870
Transocean Inc., 4.63%, 09/30/29(a)	2,100	4,518,144

		32,076,356

Pharmaceuticals — 3.0%
Amphastar Pharmaceuticals Inc., 2.00%, 03/15/29(a)	2,000	1,957,669
Ascendis Pharma AS, 2.25%, 04/01/28	3,850	3,414,774
Dexcom Inc. 0.25%, 11/15/25	8,195	7,773,406
0.38%, 05/15/28(a)	8,475	7,470,602
Herbalife Nutrition Ltd., 4.25%, 06/15/28(a)	2,025	2,181,206
Jazz Investments I Ltd. 1.50%, 08/15/24	4,047	3,896,028
2.00%, 06/15/26	6,825	6,923,830
Mirum Pharmaceuticals Inc., 4.00%, 05/01/29(a)	2,250	2,623,922
Pacira BioSciences Inc., 0.75%, 08/01/25	2,685	2,409,898
Revance Therapeutics Inc., 1.75%, 02/15/27	2,021	1,513,017

		40,164,352

Real Estate — 0.3%
Realogy Group LLC/Realogy Co.-Issuer Corp., 0.25%, 06/15/26	2,325	1,730,260
Redfin Corp. 0.00%, 10/15/25(b)	1,808	1,456,521
0.50%, 04/01/27	1,850	1,052,375

		4,239,156

Real Estate Investment Trusts — 2.5%
Arbor Realty Trust Inc., 7.50%, 08/01/25(a)	1,225	1,172,249
Blackstone Mortgage Trust Inc., 5.50%, 03/15/27	2,097	1,808,399
Corporate Office Properties LP, 5.25%, 09/15/28(a)	2,000	1,976,452
HAT Holdings I LLC/HAT Holdings II LLC, 3.75%, 08/15/28(a)	2,300	2,000,367
Pebblebrook Hotel Trust, 1.75%, 12/15/26	5,020	3,987,847
PennyMac Corp., 5.50%, 03/15/26	2,310	2,098,034
Starwood Property Trust Inc., 6.75%, 07/15/27 (Call 04/15/27)	2,600	2,507,175
Summit Hotel Properties Inc., 1.50%, 02/15/26	2,020	1,680,412
Two Harbors Investment Corp., 6.25%, 01/15/26	1,875	1,684,280
Uniti Group Inc., 7.50%, 12/01/27(a)	2,150	1,844,653
Ventas Realty LP, 3.75%, 06/01/26(a)	5,800	5,703,124

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) October 31, 2023	iShares® Convertible Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Welltower OP LLC, 2.75%, 05/15/28(a)	$7,100	$7,290,987

		33,753,979

Retail — 1.2%
Burlington Stores Inc., 1.25%, 12/15/27(a)	1,000	896,541
Cheesecake Factory Inc. (The), 0.38%, 06/15/26	1,975	1,640,067
Cracker Barrel Old Country Store Inc., 0.63%, 06/15/26	2,200	1,820,246
Freshpet Inc., 3.00%, 04/01/28(a)	2,800	2,996,340
Guess? Inc., 3.75%, 04/15/28(a)	1,575	1,638,739
National Vision Holdings Inc., 2.50%, 05/15/25	2,847	2,710,778
Patrick Industries Inc., 1.75%, 12/01/28	1,775	1,674,308
Shake Shack Inc., 0.00% 03/01/28(b)	1,750	1,288,696
Vroom Inc., 0.75%, 07/01/26	2,325	1,208,735

		15,874,450

Semiconductors — 3.1%
Impinj Inc., 1.13%, 05/15/27	1,925	1,770,890
MACOM Technology Solutions Holdings Inc., 0.25%, 03/15/26	3,075	3,198,472
Microchip Technology Inc., 0.13%, 11/15/24	4,425	4,450,230
ON Semiconductor Corp. 0.00%, 05/01/27(b)	5,400	7,066,460
0.50%, 03/01/29 (Call 03/06/26)(a)	10,064	8,838,674
Semtech Corp., 1.63%, 11/01/27	2,225	1,477,219
Wolfspeed Inc. 0.25%, 02/15/28	4,800	2,945,689
1.75%, 05/01/26	3,901	3,897,736
1.88%, 12/01/29(a)	11,925	7,114,083

		40,759,453

Software — 15.7%
Akamai Technologies Inc. 0.13%, 05/01/25	7,572	8,763,317
0.38%, 09/01/27	7,726	7,864,311
1.13%, 02/15/29(a)	8,500	8,353,799
Alteryx Inc. 0.50%, 08/01/24	2,450	2,339,401
1.00%, 08/01/26	2,667	2,345,557
Bandwidth Inc., 0.50%, 04/01/28	1,629	995,896
Bentley Systems Inc. 0.13%, 01/15/26	4,640	4,415,316
0.38%, 07/01/27	3,800	3,226,335
BigCommerce Holdings Inc., 0.25%, 10/01/26	1,875	1,471,908
Bill.com Holdings Inc. 0.00%, 12/01/25(b)	7,795	7,397,745
0.00%, 04/01/27(b)	3,900	3,087,689
Blackline Inc. 0.00%, 03/15/26(b)	7,740	6,608,707
0.13%, 08/01/24	1,713	1,659,746
Box Inc., 0.00% 01/15/26(b)	2,325	2,542,809
Ceridian HCM Holding Inc., 0.25%, 03/15/26	3,898	3,389,528
Cloudflare Inc., 0.00% 08/15/26(b)	8,725	7,314,603
Confluent Inc., 0.00% 01/15/27(b)	7,400	5,949,565
CSG Systems International Inc., 3.88%, 09/15/28(a)	2,000	1,862,967
Datadog Inc., 0.13%, 06/15/25	5,054	5,560,271
DigitalOcean Holdings Inc., 0.00% 12/01/26(b)	10,025	7,508,628
Dropbox Inc. 0.00%, 03/01/26(b)	4,840	4,519,278
0.00%, 03/01/28(b)	4,345	4,024,992
Envestnet Inc., 0.75%, 08/15/25	4,160	3,775,310
Everbridge Inc., 0.00% 03/15/26(b)	2,550	2,141,756
Fastly Inc., 0.00% 03/15/26(b)	3,400	2,858,399

Security	Par (000)	Value

Software (continued)
Five9 Inc., 0.50%, 06/01/25	$4,990	$4,558,754
Guidewire Software Inc., 1.25%, 03/15/25	2,474	2,505,629
HubSpot Inc., 0.38%, 06/01/25	3,114	4,851,046
Jamf Holding Corp., 0.13%, 09/01/26	2,075	1,715,704
LivePerson Inc., 0.00% 12/15/26(b)	3,735	2,418,867
MicroStrategy Inc. 0.00%, 02/15/27(b)	6,525	4,713,835
0.75%, 12/15/25	4,875	6,085,758
Model N Inc., 1.88%, 03/15/28(a)	1,700	1,509,575
MongoDB Inc., 0.25%, 01/15/26	7,789	13,281,406
NextGen Healthcare Inc., 3.75%, 11/15/27(a)	1,900	2,134,480
Nutanix Inc., 0.25%, 10/01/27	3,900	3,509,282
PagerDuty Inc., 1.25%, 07/01/25	1,825	1,697,583
Pegasystems Inc., 0.75%, 03/01/25	3,357	3,078,124
Porch Group Inc., 6.75%, 10/01/28 (Call 10/01/24)(a)	2,000	840,478
Progress Software Corp., 1.00%, 04/15/26	2,325	2,357,548
PROS Holdings Inc., 2.25%, 09/15/27	1,000	990,600
RingCentral Inc. 0.00%, 03/01/25(b)	2,828	2,579,719
0.00%, 03/15/26(b)	4,096	3,406,731
Splunk Inc. 1.13%, 09/15/25	5,953	6,394,485
1.13%, 06/15/27	8,491	8,023,993
Tabula Rasa HealthCare Inc., 1.75%, 02/15/26	2,003	1,979,018
Tyler Technologies Inc., 0.25%, 03/15/26	4,165	3,954,592
Unity Software Inc., 0.00% 11/15/26(b)	11,600	9,078,313
Verint Systems Inc., 0.25%, 04/15/26	2,235	1,884,086
Workiva Inc., 1.25%, 08/15/28(a)	5,000	4,535,081

		208,062,520

Telecommunications — 0.7%
Infinera Corp., 3.75%, 08/01/28	2,100	1,639,217
InterDigital Inc., 3.50%, 06/01/27	3,225	3,614,854
Nice Ltd., 0.00% 09/15/25(b)	3,279	2,918,323
Viavi Solutions Inc., 1.63%, 03/15/26(a)	1,650	1,506,820

		9,679,214

Transportation — 1.0%
Air Transport Services Group Inc., 3.88%, 08/15/29(a)	2,700	2,488,286
CryoPort Inc., 0.75%, 12/01/26(a)	2,300	1,809,286
World Kinect Corp., 3.25%, 07/01/28(a)	2,350	2,101,691
ZTO Express Cayman Inc., 1.50%, 09/01/27 (Call 09/02/25)	6,875	6,612,486

		13,011,749

Trucking & Leasing — 0.2%
Greenbrier Cos. Inc(The), 2.88%, 04/15/28	2,600	2,251,284

Water — 0.5%
American Water Capital Corp., 3.63%, 06/15/26(a)	6,950	6,690,676

Total Convertible Bonds — 99.4% (Cost: $1,631,456,871)		1,317,678,936

94	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Convertible Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Media — 0.0%
Gannett CoInc.(c)(d)	235,000	$549,900

Total Common Stocks — 0.0% (Cost $1,359,643)		549,900

Total Long-Term Investments — 99.4% (Cost: $1,632,816,514)		1,318,228,836

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(e)(f)(g).	1,420,259	1,420,827
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(e)(f)	570,000	570,000

Total Short-Term Securities — 0.2% (Cost: $1,990,768)		1,990,827

Total Investments — 99.6% (Cost: $1,634,807,282)		1,320,219,663

Other Assets Less Liabilities — 0.4%		5,711,689

NetAssets—100.0%		$1,325,931,352

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amendedThese securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	All or a portion of this security is on loan.
(d)	Non-income producing security.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$310,355	$1,110,241	(a)	$—		$86	$145	$1,420,827	1,420,259	$935	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,280,000	—		(9,710,000	)(a)	—	—	570,000	570,000	509,465		14

						$86	$145	$1,990,827		$510,400		$14

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) October 31, 2023	iShares® Convertible Bond ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Convertible Bonds	$—	$1,317,678,936	$—	$1,317,678,936
Common Stocks	549,900	—	—	549,900
Short-Term Securities
Money Market Funds	1,990,827	—	—	1,990,827

	$2,540,727	$1,317,678,936	$—	$1,320,219,663

See notes to financial statements.

96	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Auto Manufacturers — 7.5%
American Honda Finance Corp.
5.97%, 01/12/24, (3-mo. SOFR + 0.542%)(a)(b)	$16,199	$16,195,667
6.12%, 04/23/25, (1-day SOFR + 0.780%)(b)	28,000	27,980,831
6.13%, 10/03/25, (1-day SOFR + 0.790%)(a)(b)	29,975	30,002,651
6.26%, 01/12/26, (1-day SOFR + 0.920%)(a)(b)	14,438	14,462,143
BMW U.S. Capital LLC
5.72%, 08/12/24, (1-day SOFR + 0.380%)(b)(c)	25,517	25,487,835
5.87%, 04/01/24, (1-day SOFR + 0.530%)(b)(c)	23,045	23,039,279
5.96%, 08/11/25, (1-day SOFR + 0.620%)(a)(b)(c)	25,300	25,359,761
6.18%, 04/01/25, (1-day SOFR + 0.840%)(a)(b)(c)	11,132	11,119,871
Daimler Trucks Finance North America LLC
5.94%, 12/14/23, (1-day SOFR + 0.600%)(a)(b)(c)	7,915	7,911,553
6.09%, 12/13/24, (1-day SOFR + 0.750%)(a)(b)(c)	13,246	13,219,060
6.34%, 04/05/24, (1-day SOFR + 0.100%)(a)(b)(c)	22,695	22,709,425
General Motors Financial Co. Inc.
5.96%, 10/15/24, (1-day SOFR + 0.620%)(b)	15,713	15,670,855
6.10%, 03/08/24, (1-day SOFR + 0.760%)(a)(b)	16,347	16,328,112
6.38%, 02/26/27, (1-day SOFR + 1.040%)(b)	12,611	12,298,245
6.54%, 11/17/23, (1-day SOFR + 1.200%)(b)	24,153	24,155,714
6.64%, 04/07/25, (1-day SOFR + 1.300%)(b)	15,845	15,866,969
Hyundai Capital America
6.49%, 08/04/25, (1-day SOFR + 1.150%)(b)(c)	400	399,511
6.67%, 11/03/25, (1-day SOFR + 1.320%)(b)(c)	29,000	29,018,547
Mercedes-Benz Finance North America LLC
5.92%, 08/01/25(a)	20,884	20,903,443
6.27%, 03/30/25, (1-day SOFR + 0.930%)(a)(b)(c)	24,595	24,733,514
Toyota Motor Credit Corp.
5.60%, 06/18/24, (1-day SOFR + 0.260%)(a)(b)	11,239	11,218,612
5.63%, 09/13/24, (1-day SOFR + 0.290%)(b)	16,969	16,943,294
5.66%, 01/13/25, (1-day SOFR + 0.320%)(a)(b)	12,500	12,455,352
5.68%, 01/11/24, (1-day SOFR + 0.330%)(a)(b)	21,488	21,483,624
5.91%, 01/10/25, (1-day SOFR + 0.560%)(a)(b)	19,361	19,341,898
5.96%, 03/22/24, (1-day SOFR + 0.620%)(a)(b)	5,881	5,883,469
5.99%, 09/11/25, (1-day SOFR + 0.650%)(a)(b)	21,350	21,384,043
6.23%, 05/18/26, (1-day SOFR + 0.890%)(b)	30,567	30,668,921
Volkswagen Group of America Finance LLC
6.27%, 09/12/25, (1-day SOFR + 0.930%)(b)(c)	25,000	24,968,727
6.29%, 06/07/24, (1-day SOFR + 0.950%)(a)(b)(c)	23,705	23,706,693

		564,917,619
Banks — 48.6%
ABN AMRO Bank NV, 7.12%, 09/18/27 (Call 09/18/26), (1-day SOFR + 1.780%)(a)(b)(c)	17,100	17,106,973
American Express Co.
6.18%, 04/14/25, (1-day SOFR + 0.840%)(b)	207	206,755
6.67%, 04/25/26 (Call 04/25/25), (1-day SOFR + 1.320%)(a)(b)	16,308	16,376,759
6.67%, 04/26/26 (Call 04/26/25), (1-day SOFR + 1.320%)(b)	21,530	21,641,565
ANZ New Zealand Int’l Ltd./London, 5.94%, 02/18/25, (1-day SOFR + 0.600%)(b)(c)	16,699	16,667,421
Australia & New Zealand Banking Group Ltd.
5.98%, 10/03/25, (1-day SOFR + 0.640%)(b)(c)	25,250	25,245,777

Security	Par (000)	Value

Banks (continued)
6.09%, 07/03/25, (1-day SOFR + 0.750%)(a)(b)(c)	$26,705	$26,757,550
Banco Santander SA, 6.58%, 05/24/24, (1-day SOFR + 1.240%)(a)(b)	23,486	23,576,496
Bank of America Corp.
6.03%, 04/22/25 (Call 04/22/24), (1-day SOFR + 0.690%)(b)	23,324	23,267,823
6.31%, 07/22/27 (Call 07/22/26), (1-day SOFR + 0.970%)(a)(b)	20,450	20,193,933
6.39%, 02/04/28 (Call 02/04/27), (1-day SOFR + 1.050%)(b)	19,000	18,730,757
6.40%, 02/05/26 (Call 02/05/25), (3-mo. SOFR + 1.032%)(b)	56,701	56,549,715
6.43%, 09/15/26, (3-mo. SOFR + 1.022%)(a)(b)	12,514	12,191,977
6.45%, 04/25/25 (Call 04/25/24), (1-day SOFR + 1.100%)(b)	19,335	19,358,292
6.68%, 04/02/26 (Call 04/02/25), (1-day SOFR + 1.330%)(a)(b)	9,550	9,581,011
6.69%, 09/15/27 (Call 09/15/26), (1-day SOFR + 1.350%)(a)(b)	3,355	3,341,083
Series 2025, 6.00%, 02/04/25 (Call 02/04/24), (1-day SOFR + 0.660%)(b)	27,165	27,113,213
Bank of America NA
6.12%, 08/18/25 (Call 07/18/25), (1-day SOFR + 0.780%)(a)(b)	34,935	34,901,714
6.36%, 08/18/26 (Call 07/18/26), (1-day SOFR + 1.020%)(b)	34,350	34,409,910
Bank of Montreal
5.66%, 07/09/24, (1-day SOFR + 0.320%)(a)(b)	19,610	19,559,094
5.69%, 12/08/23, (1-day SOFR + 0.350%)(b)	19,500	19,497,251
5.81%, 01/10/25, (1-day SOFR + 0.465%)(b)	19,916	19,819,493
5.96%, 09/15/26, (1-day SOFR + 0.620%)(b)	18,768	18,496,261
6.05%, 03/08/24, (1-day SOFR + 0.710%)(a)(b)	22,499	22,487,284
6.05%, 12/12/24, (1-day SOFR + 0.710%)(b)	11,606	11,595,785
6.29%, 09/25/25, (1-day SOFR + 0.950%)(b)	25,375	25,390,969
6.40%, 06/07/25, (1-day SOFR + 1.060%)(b)	11,975	11,993,195
6.67%, 06/05/26, (1-day SOFR + 1.330%)(a)(b)	27,100	27,206,730
Bank of New York Mellon Corp. (The)
5.61%, 04/26/24 (Call 03/26/24), (1-day SOFR + 0.260%)(a)(b)	12,747	12,694,102
5.97%, 04/25/25 (Call 03/25/25), (1-day SOFR + 0.620%)(a)(b)	14,980	14,937,270
Series J, 5.55%, 10/25/24 (Call 09/25/24), (1-day SOFR + 0.200%)(a)(b)	2,596	2,583,318
Bank of New Zealand, 6.16%, 01/27/27, (1-day SOFR + 0.810%)(a)(b)(c)	13,535	13,456,896
Bank of Nova Scotia (The)
5.73%, 07/31/24, (1-day SOFR + 0.380%)(a)(b)	12,169	12,143,161
5.79%, 04/15/24, (1-day SOFR + 0.445%)(b)	28,137	28,109,337
5.81%, 01/10/25, (1-day SOFR + 0.460%)(a)(b)	10,840	10,782,065
5.89%, 03/02/26, (1-day SOFR + 0.545%)(b)	10,369	10,240,007
5.95%, 09/15/26, (1-day SOFR + 0.610%)(a)(b)	14,150	13,925,200
6.25%, 04/11/25, (1-day SOFR + 0.900%)(a)(b)	22,175	22,159,517
6.30%, 03/11/24, (1-day SOFR + 0.960%)(b)	9,242	9,245,730
6.43%, 06/12/25, (1-day SOFR + 1.090%)(b)	27,775	27,822,475
Banque Federative du Credit Mutuel SA
5.75%, 02/04/25, (1-day SOFR + 0.410%)(b)(c)	25,621	25,410,264
6.74%, 07/13/26, (1-day SOFR + 1.400%)(a)(b)(c)	18,000	18,017,664
Barclays PLC, 7.22%, 09/13/27 (Call 09/13/26), (1-day SOFR + 1.880%)(b)	12,600	12,610,924

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) October 31, 2023	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
BPCE SA
5.91%, 01/14/25, (1-day SOFR + 0.570%)(a)(b)(c)	$7,822	$7,781,837
6.30%, 09/25/25, (1-day SOFR + 0.960%)(a)(b)(c)	27,500	27,370,878
7.32%, 10/19/27 (Call 10/19/26), (1-day SOFR + 1.980%)(b)(c)	10,000	9,991,754
Canadian Imperial Bank of Commerce
5.74%, 12/14/23, (1-day SOFR + 0.400%)(a)(b)	15,882	15,874,131
5.76%, 10/18/24, (1-day SOFR + 0.420%)(b)	27,045	26,970,149
6.28%, 04/07/25, (1-day SOFR + 0.940%)(b)	24,285	24,277,156
6.56%, 10/02/26, (1-day SOFR + 1.220%)(a)(b)	29,550	29,489,374
Citibank NA,
6.15%, 09/29/25 (Call 08/29/25), (1-day SOFR + 0.805%)(b)	36,325	36,306,037
Citigroup Inc.
6.01%, 05/01/25 (Call 05/01/24), (1-day SOFR + 0.669%)(b)	18,603	18,533,397
6.04%, 01/25/26 (Call 01/25/25), (1-day SOFR + 0.694%)(a)(b)	20,007	19,816,793
6.11%, 06/09/27 (Call 06/09/26), (1-day SOFR + 0.770%)(a)(b)	19,729	19,278,595
6.62%, 02/24/28 (Call 02/24/27), (1-day SOFR + 1.280%)(a)(b)	18,510	18,400,708
6.71%, 05/24/25 (Call 05/24/24), (1-day SOFR + 1.372%)(b)	22,655	22,705,551
6.87%, 03/17/26 (Call 03/17/25), (1-day SOFR + 1.528%)(a)(b)	17,726	17,772,819
6.91%, 07/01/26 (Call 07/01/25), (3-mo. SOFR + 1.512%)(a)(b)	13,808	13,871,666
Commonwealth Bank of Australia
5.74%, 07/07/25, (1-day SOFR + 0.400%)(b)(c)	52,561	52,381,843
5.86%, 06/15/26, (1-day SOFR + 0.520%)(b)(c)	13,531	13,456,395
5.94%, 01/10/25, (1-day SOFR + 0.630%)(a)(b)(c)	14,850	14,863,907
5.97%, 09/12/25, (1-day SOFR + 0.630%)(a)(b)(c)	20,400	20,400,246
6.08%, 03/14/25, (1-day SOFR + 0.740%)(b)(c)	46,626	46,716,723
6.09%, 03/13/26, (1-day SOFR + 0.750%)(b)(c)	20,730	20,758,998
6.31%, 03/14/27, (1-day SOFR + 0.970%)(a)(b)(c)	6,925	6,928,913
6.39%, 06/04/24, (1-day SOFR + 1.082%)(a)(b)(c)	9,935	9,936,265
Cooperatieve Rabobank UA
6.04%, 07/18/25, (1-day SOFR + 0.700%)(a)(b)	19,040	19,048,535
6.24%, 10/05/26, (1-day SOFR + 0.900%)(b)	29,000	28,940,046
Cooperatieve Rabobank UA/NY
5.64%, 01/12/24, (1-day SOFR + 0.300%)(a)(b)	35,050	35,034,655
5.73%, 01/10/25, (1-day SOFR + 0.300%)(a)(b)	17,035	16,984,238
Credit Agricole SA,
6.63%, 07/05/26, (1-day SOFR + 1.290%)(a)(b)(c)	16,190	16,295,996
Credit Suisse AG/New York NY
5.74%, 02/02/24, (1-day SOFR + 0.390%)(b)	33,500	33,422,767
6.60%, 02/21/25, (1-day SOFR + 1.260%)(a)(b)	9,445	9,425,373
DBS Group Holdings Ltd.,
5.64%, 11/22/24, (1-day SOFR + 0.300%)(b)(c)	3,285	3,276,111
Deutsche Bank AG/New York NY
6.56%, 11/16/27 (Call 11/16/26), (1-day SOFR + 1.219%)(a)(b)	15,204	14,552,569
Series E, 5.84%, 11/08/23, (1-day SOFR + 0.500%)(b)	22,725	22,728,327

Security	Par (000)	Value

Banks (continued)
DNB Bank ASA,
6.17%, 03/28/25 (Call 03/28/24), (1-day SOFR + 0.830%)(a)(b)(c)	$13,709	$13,715,877
Federation des Caisses Desjardins du Quebec,
5.77%, 05/21/24, (1-day SOFR + 0.430%)(b)(c)	10,451	10,430,109
Goldman Sachs Group Inc. (The)
5.83%, 10/21/24 (Call 09/21/24), (1-day SOFR + 0.490%)(a)(b)	20,001	19,925,682
5.84%, 09/10/24 (Call 08/10/24), (1-day SOFR + 0.500%)(a)(b)	16,229	16,181,650
6.05%, 01/24/25 (Call 01/24/24), (1-day SOFR + 0.700%)(b)	17,616	17,566,583
6.13%, 12/09/26 (Call 12/09/25), (1-day SOFR + 0.790%)(b)	14,485	14,290,219
6.15%, 03/09/27 (Call 03/09/26), (1-day SOFR + 0.810%)(a)(b)	17,516	17,104,358
6.16%, 09/10/27 (Call 09/10/26), (1-day SOFR + 0.820%)(b)	11,520	11,263,889
6.26%, 10/21/27 (Call 10/21/26), (1-day SOFR + 0.920%)(a)(b)	12,815	12,542,072
6.41%, 08/10/26 (Call 08/10/25), (1-day SOFR + 1.065%)(a)(b)	25,730	25,656,136
6.46%, 02/24/28 (Call 02/24/27), (1-day SOFR + 1.120%)(a)(b)	18,531	18,204,672
6.73%, 03/15/24, (1-day SOFR + 1.390%)(a)(b)	10,555	10,577,270
7.19%, 03/15/28 (Call 03/15/27), (1-day SOFR + 1.850%)(a)(b)	12,120	12,203,619
7.27%, 11/29/23, (3-mo. SOFR + 1.862%)(b)	68,546	68,561,324
7.40%, 10/28/27 (Call 10/28/26), (3-mo. SOFR + 2.012%)(a)(b)	38,577	39,243,161
Series ., 6.80%, 05/15/26 (Call 05/15/25), (3-mo. SOFR + 1.432%)(b)	63,893	64,238,952
HSBC Holdings PLC
5.92%, 11/22/24 (Call 11/22/23), (1-day SOFR + 0.580%)(b)	19,062	19,060,815
6.77%, 03/10/26 (Call 03/10/25), (1-day SOFR + 1.430%)(a)(b)	14,260	14,283,788
6.90%, 03/11/25 (Call 03/11/24), (3-mo. SOFR + 1.492%)(a)(b)	20,293	20,315,908
6.91%, 08/14/27 (Call 08/14/26), (1-day SOFR + 1.570%)(b)	21,000	21,019,903
7.05%, 09/12/26 (Call 09/12/25), (3-mo. SOFR + 1.642%)(b)	25,953	26,052,642
Huntington National Bank (The),
6.53%, 05/16/25 (Call 05/16/24), (1-day SOFR + 1.190%)(a)(b)	7,610	7,418,271
ING Groep NV
6.35%, 04/01/27 (Call 04/01/26), (1-day SOFR + 1.010%)(a)(b)	16,415	16,184,046
6.90%, 09/11/27 (Call 09/11/26), (1-day SOFR + 1.560%)(b)	20,550	20,567,798
6.98%, 03/28/26 (Call 03/28/25), (1-day SOFR + 1.640%)(a)(b)	16,259	16,360,454
JPMorgan Chase & Co.
5.88%, 06/01/25 (Call 06/01/24), (1-day SOFR + 0.535%)(b)	19,779	19,688,088
5.92%, 06/23/25 (Call 06/23/24), (1-day SOFR + 0.580%)(a)(b)	18,429	18,348,158
5.94%, 12/10/25 (Call 12/10/24), (1-day SOFR + 0.600%)(b)	12,555	12,475,713
6.11%, 09/22/27 (Call 09/22/26), (1-day SOFR + 0.765%)(a)(b)	13,970	13,763,512

98	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
6.23%, 04/22/27 (Call 04/22/26), (1-day SOFR + 0.885%)(b)	$20,806	$20,651,052
6.26%, 02/24/26 (Call 02/24/25), (1-day SOFR + 0.920%)(b)	23,201	23,145,121
6.31%, 06/14/25 (Call 06/14/24), (1-day SOFR + 0.970%)(a)(b)	18,756	18,769,641
6.52%, 01/10/25 (Call 01/10/24), (3-mo. SOFR + 1.112%)(b)	19,824	19,840,952
6.52%, 02/24/28 (Call 02/24/27), (1-day SOFR + 1.180%)(a)(b)	37,740	37,747,554
KeyBank NA/Cleveland OH,
5.66%, 06/14/24 (Call 12/01/23), (1-day SOFR + 0.320%)(a)(b)	18,985	18,625,403
Kreditanstalt fuer Wiederaufbau,
6.34%, 02/12/24, (1-day SOFR + 1.000%)(b)	50,760	50,888,593
Lloyds Banking Group PLC,
6.90%, 08/07/27 (Call 08/07/26), (1-day SOFR + 1.560%)(b)	21,550	21,562,051
Macquarie Bank Ltd.
6.58%, 06/15/26, (1-day SOFR + 1.240%)(b)(c)	20,104	20,191,312
6.65%, 03/21/25, (1-day SOFR + 1.310%)(a)(b)(c)	19,110	19,211,175
Macquarie Group Ltd.
6.05%, 10/14/25 (Call 10/14/24), (1-day SOFR + 0.710%)(b)(c)	13,881	13,776,194
6.26%, 09/23/27 (Call 09/23/26), (1-day SOFR + 0.920%)(a)(b)(c)	15,465	15,241,329
Mitsubishi UFJ Financial Group Inc.
6.28%, 02/20/26 (Call 02/20/25), (1-day SOFR + 0.940%)(b)	32,650	32,599,273
6.73%, 09/12/25 (Call 09/12/24), (1-day SOFR + 1.385%)(a)(b)	13,575	13,623,365
6.78%, 04/17/26 (Call 04/17/25), (1-day SOFR + 1.440%)(a)(b)	21,170	21,301,027
6.99%, 07/18/25 (Call 07/18/24), (1-day SOFR + 1.650%)(a)(b)	13,985	14,053,303
Mizuho Financial Group Inc.,
6.30%, 05/22/26 (Call 05/22/25), (1-day SOFR + 0.960%)(a)(b)	14,920	14,878,970
Morgan Stanley
5.97%, 01/24/25 (Call 01/24/24), (1-day SOFR + 0.625%)(b)	48,120	47,984,722
6.29%, 02/18/26 (Call 02/18/25), (1-day SOFR + 0.950%)(a)(b)	30,217	30,136,886
6.51%, 04/17/25 (Call 04/17/24), (1-day SOFR + 0.950%)(a)(b)	12,455	12,465,387
Morgan Stanley Bank NA
6.12%, 07/16/25 (Call 06/16/25), (1-day SOFR + 0.780%)(a)(b)	22,675	22,660,442
6.51%, 10/30/26 (Call 09/30/26), (1-day SOFR + 1.165%)(b)	15,000	15,019,027
National Australia Bank Ltd.
5.72%, 01/12/25, (1-day SOFR + 0.380%)(a)(b)(c)	36,540	36,451,983
5.99%, 01/12/27, (1-day SOFR + 0.650%)(a)(b)(c)	14,055	13,960,007
6.10%, 05/13/25, (1-day SOFR + 0.760%)(a)(b)(c)	29,440	29,498,020
National Australia Bank Ltd./New York,
6.20%, 06/09/25, (1-day SOFR + 0.860%)(a)(b)(c)	20,920	20,991,277
National Bank of Canada,
5.83%, 08/06/24, (1-day SOFR + 0.490%)(a)(b)	14,735	14,710,085
NatWest Markets PLC
5.87%, 08/12/24, (1-day SOFR + 0.530%)(b)(c)	6,875	6,855,203

Security	Par (000)	Value

Banks (continued)
6.10%, 09/29/26, (1-day SOFR + 0.760%)(a)(b)(c)	$12,024	$11,796,358
6.79%, 03/22/25, (1-day SOFR + 1.450%)(a)(b)(c)	17,075	17,134,413
Nordea Bank Abp, 6.30%, 06/06/25, (1-day SOFR + 0.960%)(b)(c)	10,065	10,084,254
Royal Bank of Canada 5.64%, 01/19/24, (1-day SOFR + 0.300%)(b)	24,179	24,155,408
5.68%, 10/07/24, (1-day SOFR + 0.340%)(b)	23,417	23,339,083
5.71%, 07/29/24, (1-day SOFR + 0.360%)(b)	23,021	22,969,327
5.78%, 01/21/25, (1-day SOFR + 0.440%)(b)	17,910	17,820,469
5.87%, 01/20/26, (1-day SOFR + 0.525%)(a)(b)	11,683	11,547,660
5.92%, 04/27/26, (1-day SOFR + 0.570%)(a)(b)	22,483	22,204,212
5.94%, 11/02/26, (1-day SOFR + 0.590%)(a)(b)	11,470	11,296,824
6.05%, 01/21/27, (1-day SOFR + 0.710%)(b)	8,850	8,735,425
6.42%, 01/12/26, (1-day SOFR + 1.080%)(a)(b)	7,831	7,842,882
6.42%, 07/20/26, (1-day SOFR + 1.080%)(a)(b)	19,985	19,970,213
Shinhan Bank Co. Ltd., 7.36%, 04/24/25, (3-mo. SOFR + 1.962%)(b)(d)	16,090	16,319,688
Skandinaviska Enskilda Banken AB, 6.30%, 06/09/25, (1-day SOFR + 0.960%)(b)(c)	16,250	16,284,752
Societe Generale SA, 6.39%, 01/21/26 (Call 01/21/25), (1-day SOFR + 1.050%)(a)(b)(c)	28,377	28,185,436
Standard Chartered PLC 1.00%, 02/08/28 (Call 02/08/27), (1-day SOFR + 2.030%)(b)(c)	15,000	15,000,000
6.27%, 11/23/25 (Call 11/23/24), (1-day SOFR + 0.930%)(b)(c)	18,865	18,730,183
7.08%, 03/30/26 (Call 03/30/25), (1-day SOFR + 1.740%)(a)(b)(c)	13,980	14,026,692
7.27%, 07/06/27 (Call 07/06/26), (1-day SOFR + 1.930%)(a)(b)(c)	17,370	17,441,453
State Street Corp., 6.19%, 08/03/26 (Call 07/03/26)(a)	15,000	14,968,792
Sumitomo Mitsui Financial Group Inc. 6.23%, 01/14/27, (1-day SOFR + 0.880%)(a)(b)	16,975	16,854,092
6.64%, 07/13/26, (1-day SOFR + 1.300%)(a)(b)	5,600	5,627,358
6.78%, 01/13/26, (1-day SOFR + 1.430%)(b)	8,175	8,235,665
Sumitomo Mitsui Trust Bank Ltd. 5.78%, 09/16/24, (1-day SOFR + 0.440%)(b)(c)	23,405	23,344,771
6.47%, 03/09/26, (1-day SOFR + 1.120%)(a)(b)(c)	18,370	18,429,865
6.49%, 09/14/26, (1-day SOFR + 1.150%)(a)(b)(c)	25,000	25,132,810
Svenska Handelsbanken AB 6.25%, 06/10/25, (1-day SOFR + 0.910%)(b)(c)	15,935	15,965,122
6.59%, 06/15/26, (1-day SOFR + 1.250%)(a)(b)(c)	17,400	17,507,717
Swedbank AB 6.26%, 04/04/25, (1-day SOFR + 0.910%)(b)(c)	10,195	10,207,604
6.72%, 06/15/26, (1-day SOFR + 1.380%)(b)(c)	18,200	18,357,607
Toronto-Dominion Bank (The) 5.69%, 09/10/24, (1-day SOFR + 0.350%)(b)	36,983	36,844,694
5.70%, 03/04/24, (1-day SOFR + 0.355%)(a)(b)	28,085	28,057,235
5.76%, 01/10/25, (1-day SOFR + 0.410%)(a)(b)	9,880	9,827,786
5.93%, 09/10/26, (1-day SOFR + 0.590%)(a)(b)	10,417	10,249,946
6.25%, 03/08/24, (1-day SOFR + 0.910%)(a)(b)	18,335	18,340,369
6.36%, 06/06/25, (1-day SOFR + 1.020%)(a)(b)	15,442	15,467,913
6.42%, 07/17/26, (1-day SOFR + 1.080%)(a)(b)	5,637	5,629,903
Truist Bank, 5.54%, 01/17/24 (Call 11/13/23), (1-day SOFR + 0.200%)(a)(b)	40,124	39,974,246

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) October 31, 2023	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Truist Financial Corp., 5.74%, 06/09/25 (Call 06/09/24), (1-day SOFR + 0.400%)(b)	$35,461	$34,625,856
UBS AG, 6.27%, 09/11/25, (1-day SOFR + 0.930%)(b)	25,925	25,897,647
UBS AG/London 5.70%, 02/09/24, (1-day SOFR + 0.360%)(b)(c)	35,135	35,102,322
5.79%, 08/09/24, (1-day SOFR + 0.450%)(a)(b)(c)	36,261	36,169,155
5.81%, 01/13/25 (Call 12/13/24), (1-day SOFR + 0.470%)(a)(b)(c)	16,255	16,189,184
UBS Group AG, 6.92%, 05/12/26 (Call 05/12/25), (1-day SOFR + 1.580%)(b)(c)	21,110	21,227,889
United Overseas Bank Ltd, 6.04%, 04/07/25, (1-day SOFR + 0.700%)(a)(b)(c)	2,215	2,217,046
Wells Fargo Bank NA 6.15%, 08/01/25 (Call 07/01/25), (1-day SOFR + 0.800%)(b)	17,305	17,309,021
6.40%, 08/07/26 (Call 07/07/26), (1-day SOFR + 1.060%)(b)	20,100	20,166,084
Westpac Banking Corp. 5.64%, 11/18/24, (1-day SOFR + 0.300%)(b)	15,843	15,797,416
5.86%, 06/03/26, (1-day SOFR + 0.520%)(b)	11,380	11,310,017
6.34%, 08/26/25, (1-day SOFR + 1.000%)(a)(b)	21,450	21,598,717
6.44%, 02/26/24, (3-mo. SOFR + 1.032%)(a)(b)	18,369	18,379,668

		3,684,977,740

Beverages — 0.2%
PepsiCo Inc., 5.74%, 02/13/26, (1-day SOFR + 0.400%)(a)(b)	18,999	19,042,477

Chemicals — 0.1%
DuPont de Nemours Inc., 6.74%, 11/15/23, (3-mo. SOFR + 1.372%)(a)(b)	8,816	8,815,316

Diversified Financial Services — 3.5%
American Express Co. 5.57%, 11/03/23, (1-day SOFR + 0.230%)(b)	13,233	13,233,000
5.99%, 11/04/26 (Call 10/04/26), (1-day SOFR + 0.650%)(a)(b)	23,673	23,428,992
6.06%, 05/03/24, (1-day SOFR + 0.720%)(a)(b)	18,808	18,805,182
6.10%, 02/13/26 (Call 01/13/26), (1-day SOFR + 0.760%)(a)(b)	16,657	16,509,983
6.27%, 03/04/25 (Call 02/01/25), (1-day SOFR + 0.930%)(a)(b)	11,343	11,352,925
6.32%, 07/28/27 (Call 07/28/26)(a)	28,625	28,211,856
6.70%, 10/30/26 (Call 10/30/25), (1-day SOFR + 1.350%)(b)	18,050	18,067,579
Capital One Financial Corp. 6.03%, 12/06/24 (Call 12/06/23), (1-day SOFR + 0.690%)(a)(b)	31,561	31,190,011
6.69%, 05/09/25 (Call 05/09/24), (1-day SOFR + 1.350%)(a)(b)	15,608	15,496,068
Charles Schwab Corp (The) 5.84%, 03/18/24 (Call 02/18/24), (1-day SOFR + 0.500%)(a)(b)	36,972	36,914,816
5.86%, 05/13/26 (Call 04/13/26), (1-day SOFR + 0.520%)(b)	24,527	24,032,223
6.39%, 03/03/27 (Call 02/03/27), (1-day SOFR + 1.050%)(a)(b)	28,280	27,928,233

		265,170,868

Security	Par (000)	Value

Electric — 1.8%
CenterPoint Energy Inc., 5.99%, 05/13/24 (Call 11/16/23), (1-day SOFR + 0.650%)(b)	$27,043	$27,025,720
Florida Power & Light Co., 5.72%, 01/12/24 (Call 11/13/23), (1-day SOFR + 0.380%)(a)(b)	33,936	33,937,867
National Rural Utilities Cooperative Finance Corp.,
Series D, 5.67%, 10/18/24, (1-day SOFR + 0.330%)(a)(b)	12,640	12,620,974
NextEra Energy Capital Holdings Inc. 5.74%, 11/03/23, (1-day SOFR + 0.400%)(b)	37,710	37,710,000
6.36%, 03/21/24 (Call 12/01/23), (1-day SOFR + 1.020%)(a)(b)	12,710	12,714,332
Southern California Edison Co., 6.17%, 04/01/24 (Call 12/01/23), (1-day SOFR + 0.830%)(a)(b)	15,080	15,063,934

		139,072,827

Gas — 0.2%
Spire Missouri Inc., 5.84%, 12/02/24 (Call 12/01/23), (1-day SOFR + 0.500%)(a)(b)	16,350	16,313,209

Health Care - Products — 0.1%
Baxter International Inc., 5.60%, 12/01/23, (1-day SOFR + 0.260%)(a)(b)	11,580	11,572,025

Health Care - Services — 0.5%
Roche Holdings Inc. 5.58%, 03/05/24, (1-day SOFR + 0.240%)(b)(c)	7,944	7,936,532
5.90%, 03/10/25, (1-day SOFR + 0.560%)(a)(b)(c)	27,500	27,520,170

		35,456,702

Insurance — 8.2%
AIG Global Funding, 5.72%, 12/15/23, (1-day SOFR + 0.380%)(a)(b)(c)	14,585	14,574,107
Athene Global Funding 5.90%, 08/19/24, (1-day SOFR + 0.560%)(a)(b)(c)	15,984	15,833,889
6.04%, 05/24/24, (1-day SOFR + 0.700%)(b)(c)	57,395	57,078,948
6.06%, 01/07/25, (1-day SOFR + 0.715%)(a)(b)(c)	8,815	8,652,930
Brighthouse Financial Global Funding, 6.10%, 04/12/24, (1-day SOFR + 0.760%)(b)(c)	12,240	12,191,972
Corebridge Global Funding, 6.64%, 09/25/26, (1-day SOFR + 1.300%)(a)(b)(c)	25,000	24,915,926
GA Global Funding Trust 5.84%, 09/13/24, (1-day SOFR + 0.500%)(a)(b)(c)	19,530	19,257,076
6.71%, 04/11/25, (1-day SOFR + 1.360%)(a)(b)(c)	13,820	13,699,437
Jackson National Life Global Funding, 6.49%, 06/28/24, (1-day SOFR + 1.150%)(a)(b)(c)	3,535	3,536,529
MassMutual Global Funding II 5.61%, 10/21/24, (1-day SOFR + 0.270%)(a)(b)(c)	19,423	19,395,159
5.70%, 04/12/24, (1-day SOFR + 0.360%)(a)(b)(c)	22,162	22,119,520
6.21%, 03/21/25, (1-day SOFR + 0.870%)(a)(b)(c)	3,530	3,546,278
6.33%, 07/10/26, (1-day SOFR + 0.980%)(a)(b)(c)	11,942	11,939,642
Metropolitan Life Global Funding I 5.64%, 09/27/24, (1-day SOFR + 0.300%)(a)(b)(c)	6,230	6,215,308
5.66%, 01/07/24, (1-day SOFR + 0.320%)(a)(b)(c)	15,891	15,885,093

100	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
6.25%, 03/21/25, (1-day SOFR + 0.910%)(a)(b)(c)	$14,344	$14,398,658
New York Life Global Funding
5.66%, 04/26/24, (1-day SOFR + 0.310%)(a)(b)(c)	9,301	9,293,139
5.67%, 01/14/25, (1-day SOFR + 0.330%)(b)(c)	13,505	13,471,014
5.77%, 06/06/24, (1-day SOFR + 0.430%)(a)(b)(c)	19,275	19,257,748
5.82%, 06/09/26, (1-day SOFR + 0.480%)(b)(c)	16,410	16,236,770
5.95%, 04/21/25, (1-day SOFR + 0.610%)(a)(b)(c)	20,200	20,186,907
6.00%, 05/02/25, (1-day SOFR + 0.650%)(a)(b)(c)	28,375	28,377,539
6.04%, 06/13/25, (1-day SOFR + 0.700%)(b)(c)	25,275	25,306,656
6.27%, 04/02/26, (1-day SOFR + 0.930%)(a)(b)(c)	14,720	14,731,299
Northwestern Mutual Global Funding
5.67%, 03/25/24, (1-day SOFR + 0.330%)(a)(b)(c)	13,651	13,644,748
6.04%, 06/13/25, (1-day SOFR + 0.700%)(b)(c)	25,150	25,076,321
Pacific Life Global Funding II
5.96%, 06/04/26, (1-day SOFR + 0.620%)(a)(b)(c)	16,516	16,347,836
6.14%, 12/06/24, (1-day SOFR + 0.800%)(a)(b)(c)	8,393	8,401,379
6.14%, 03/30/25, (1-day SOFR + 0.800%)(a)(b)(c)	15,825	15,823,500
6.20%, 06/16/25, (1-day SOFR + 0.860%)(b)(c)	19,494	19,495,690
6.40%, 07/28/26(a)	25,657	25,599,715
Pacific Life Global Funding II.,
5.75%, 01/27/25, (1-day SOFR + 0.400%)(a)(b)(c)	4,490	4,462,585
Principal Life Global Funding II 5.72%, 08/23/24, (1-day SOFR + 0.380%)(b)(c)	7,356	7,332,317
5.79%, 04/12/24, (1-day SOFR + 0.450%)(a)(b)(c)	11,258	11,247,372
6.24%, 08/28/25, (1-day SOFR + 0.900%)(b)(c)	25,245	25,183,427
Protective Life Global Funding
6.32%, 03/28/25, (1-day SOFR + 0.980%)(a)(b)(c)	15,605	15,634,338
6.39%, 12/11/24, (1-day SOFR + 1.050%)(a)(b)(c)	24,465	24,530,972

		622,881,744

Internet — 0.3%
Tencent Holdings Ltd.,
6.58%, 04/11/24, (3-mo. SOFR + 1.172%)(a)(b)(d)	20,053	20,099,786

Machinery — 2.7%
Caterpillar Financial Services Corp. 5.52%, 01/10/24, (1-day SOFR + 0.170%)(a)(b)	19,252	19,244,510
5.59%, 05/17/24, (1-day SOFR + 0.245%)(a)(b)	19,025	19,003,456
5.61%, 09/13/24, (1-day SOFR + 0.270%)(a)(b)	31,771	31,751,797
5.79%, 11/13/23, (1-day SOFR + 0.450%)(b)	1,845	1,845,212
5.80%, 08/11/25, (1-day SOFR + 0.455%)(a)(b)	15,030	15,029,018
5.86%, 06/13/25, (1-day SOFR + 0.520%)(a)(b)	9,513	9,519,249
John Deere Capital Corp. 5.55%, 10/11/24, (1-day SOFR + 0.200%)(a)(b)	22,484	22,435,651
5.84%, 07/03/25, (1-day SOFR + 0.500%)(a)(b)	24,935	24,968,784
5.90%, 03/07/25, (1-day SOFR + 0.560%)(a)(b)	11,619	11,640,512
5.91%, 03/03/26, (1-day SOFR + 0.570%)(a)(b)	22,965	22,957,582
6.13%, 06/08/26, (1-day SOFR + 0.790%)(a)(b)	28,475	28,584,883

		206,980,654

Security	Par (000)	Value

Manufacturing — 1.0%
3M Co., 5.93%, 02/14/24, (3-mo. SOFR + 0.562%)(a)(b)	$13,942	$13,942,854
General Electric Co., 6.01%, 05/05/26, (3-mo. SOFR + 0.642%)(a)(b)	62,474	62,130,727

		76,073,581

Media — 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital, 7.29%, 02/01/24 (Call 01/01/24), (3-mo. SOFR + 1.912%)(b)	29,629	29,684,459

Multi-National — 2.5%
European Investment Bank, 6.34%, 05/21/28,
(1-day SOFR + 1.000%)(b)(c)	29,850	30,673,025
Inter-American Development Bank 5.61%, 03/20/28, (1-day SOFR + 0.270%)(a)(b)	35,650	35,522,284
5.69%, 10/05/28, (1-day SOFR + 0.350%)(a)(b)	25,000	24,982,007
International Bank for Reconstruction & Development, 5.72%, 01/12/27, (1-day SOFR + 0.370%)(b)	96,000	96,242,258

		187,419,574

Oil & Gas — 0.2%
Shell International Finance BV, 6.03%, 11/13/23, (3-mo. SOFR + 0.662%)(b)	17,464	17,459,507

Pharmaceuticals — 0.6%
Bayer U.S. Finance II LLC, 6.68%, 12/15/23 (Call 12/01/23), (3-mo. SOFR + 1.272%)(b)(c)	43,695	43,707,360

Pipelines — 0.4%
Enbridge Inc., 5.97%, 02/16/24, (1-day SOFR + 0.630%)(b)	22,765	22,766,422
TransCanada PipeLines Ltd., 6.86%, 03/09/26 (Call 03/09/24), (1-day SOFR + 1.520%)(a)(b)	4,167	4,178,856

		26,945,278

Real Estate Investment Trusts — 0.6%
Public Storage 5.81%, 04/23/24 (Call 11/16/23), (1-day SOFR + 0.470%)(b)	22,656	22,647,392
5.95%, 07/25/25, (1-day SOFR + 0.600%)(b)	21,310	21,346,468

		43,993,860

Retail — 0.1%
Starbucks Corp., 5.76%, 02/14/24 (Call 11/13/23), (1-day SOFR + 0.420%)(a)(b)	4,842	4,842,607

Savings & Loans — 0.1%
Nationwide Building Society, 6.63%, 02/16/28 (Call 02/16/27), (1-day SOFR + 1.290%)(b)(c)	6,283	6,108,868

Semiconductors — 0.2%
Analog Devices Inc., 5.59%, 10/01/24, (1-day SOFR + 0.250%)(a)(b)	18,340	18,321,273

Telecommunications — 1.6%
AT&T Inc., 6.85%, 06/12/24, (3-mo. SOFR + 1.442%)(b)	65,679	65,993,456
Verizon Communications Inc. 6.13%, 03/20/26, (1-day SOFR + 0.790%)(a)(b)	29,958	30,070,947
6.73%, 05/15/25 (Call 03/15/25), (3-mo. SOFR + 1.362%)(a)(b)	5,050	5,095,521

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (continued) October 31, 2023	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
Vodafone Group PLC, 6.65%, 01/16/24, (3-mo. SOFR + 1.252%)(a)(b)	$18,291	$18,294,792

		119,454,716

Total Corporate Bonds & Notes — 81.4% (Cost: $6,173,032,683)		6,169,312,050

Foreign Government Obligations(e)

Canada — 1.4%
CPPIB Capital Inc.
6.59%, 04/04/25, (1-day SOFR + 1.250%)(a)(b)(c)	49,800	50,416,205
6.59%, 03/11/26, (1-day SOFR + 1.250%)(b)(c)	21,450	21,854,689
PSP Capital Inc.,
5.58%, 03/03/25, (1-day SOFR + 0.240%)(b)(c)	34,395	34,362,210

		106,633,104

Netherlands — 0.0%
BNG Bank NV, 6.34%, 08/05/26, (1-day SOFR + 1.000%)(a)(b)(c)	1,700	1,727,433

Norway — 0.8%
Kommunalbanken AS, 6.34%, 06/17/26,
(1-day SOFR + 1.000%)(a)(b)(c)	61,370	62,338,645

South Korea — 0.2%
Korea Development Bank (The), 5.59%, 03/09/24
(1-day SOFR + 0.250%)(b)	12,055	12,047,087

Supranational — 15.3%
Asian Development Bank 6.34%, 06/16/26, (1-day SOFR + 1.000%)(a)(b)	64,585	65,781,772
6.34%, 08/27/26, (1-day SOFR + 1.000%)(b)	39,935	40,709,657
6.34%, 04/06/27, (1-day SOFR + 1.000%)(a)(b)	43,498	44,428,414
Asian Infrastructure Investment Bank (The)
5.57%, 04/15/26, (1-day SOFR + 0.220%)(a)(b)(c)	2,500	2,490,624
5.96%, 08/16/27, (1-day SOFR + 0.620%)(a)(b)(c)	13,450	13,502,479
European Bank for Reconstruction & Development 5.53%, 04/14/26, (1-day SOFR + 0.190%)(a)(b)	82,030	81,942,806
5.62%, 10/15/24, (1-day SOFR + 0.280%)(b)	58,775	58,852,493
European Investment Bank 5.62%, 03/05/24, (1-day SOFR + 0.280%)(b)(c)	50,488	50,517,386
6.34%, 01/21/26, (1-day SOFR + 1.000%)(b)(c)	56,600	57,568,448
Inter-American Development Bank 5.51%, 09/16/26, (1-day SOFR + 0.170%)(b)	94,077	93,869,124
5.54%, 02/10/26, (1-day SOFR + 0.200%)(b)	68,304	68,242,835
5.59%, 02/04/25, (1-day SOFR + 0.250%)(b)	24,465	24,486,848
5.63%, 04/12/27, (1-day SOFR + 0.280%)(b)	68,088	67,989,556
5.69%, 10/04/27, (1-day SOFR + 0.350%)(a)(b)	5,000	5,001,630
Inter-American Investment Corp., 5.61%, 03/22/24, (1-day SOFR + 0.270%)(a)(b)	2,450	2,450,257
International Bank for Reconstruction & Development 5.52%, 06/15/26, (1-day SOFR + 0.180%)(b)	39,950	39,920,194

Security	Par (000)	Value

Supranational (continued)
5.64%, 08/06/24, (1-day SOFR + 0.300%)(b)	$49,913	$49,981,891
5.65%, 09/18/25, (1-day SOFR + 0.310%)(b)	75,980	76,148,983
5.65%, 09/23/26, (1-day SOFR + 0.310%)(a)(b)	82,000	82,190,438
5.73%, 06/17/24, (1-day SOFR + 0.390%)(b)	32,645	32,702,200
5.77%, 08/19/27, (1-day SOFR + 0.430%)(b)	102,218	102,701,713
International Finance Corp. 5.43%, 04/03/24, (1-day SOFR + 0.090%)(b)	20,730	20,730,414
5.62%, 03/16/26, (1-day SOFR + 0.280%)(a)(b)	34,095	34,150,821
Nordic Investment Bank, 6.34%, 05/12/26, (1-day SOFR + 1.000%)(b)	38,680	39,375,813

		1,155,736,796

Sweden — 0.6%
Svensk Exportkredit AB, 6.34%, 08/03/26, (1-day SOFR + 1.000%)(b)	44,170	44,844,813

Total Foreign Government Obligations — 18.3% (Cost: $1,384,127,308)		1,383,327,878

Total Long-Term Investments — 99.7% (Cost: $7,557,159,991)		7,552,639,928

	Shares

Short-Term Securities

Money Market Funds — 5.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(f)(g)(h)	266,608,672	266,715,316
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(f)(g)	111,310,000	111,310,000

Total Short-Term Securities — 5.0% (Cost: $377,919,105)		378,025,316

Total Investments — 104.7% (Cost: $7,935,079,096)		7,930,665,244

Liabilities in Excess of Other Assets — (4.7)%		(354,732,884)

Net Assets — 100.0%		$7,575,932,360

(a)	All or a portion of this security is on loan.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	U.S. dollar denominated security issued by foreign domiciled entity.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

102	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Floating Rate Bond ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$222,164,418	$44,383,507	(a)	$—		$83,809	$83,582	$266,715,316	266,608,672	$1,425,608	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	398,752,000	—		(287,442,000	)(a)	—	—	111,310,000	111,310,000	6,657,265		184

						$83,809	$83,582	$378,025,316		$8,082,873		$184

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$6,169,312,050	$—	$6,169,312,050
Foreign Government Obligations	—	1,383,327,878	—	1,383,327,878
Short-Term Securities
Money Market Funds	378,025,316	—	—	378,025,316

	$378,025,316	$7,552,639,928	$—	$7,930,665,244

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments October 31, 2023	iShares® USD Green Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Australia — 0.5%
Norinchukin Bank (The), 1.28%, 09/22/26(a)	$330	$289,554
Principal Life Global Funding II, 1.25%, 08/16/26(a)	1,160	1,018,213
WP Carey Inc., 2.45%, 02/01/32 (Call 11/01/31)(b)	545	400,729

		1,708,496

Brazil — 0.6%
Suzano Austria GmbH, 5.75%, 07/14/26(c)	830	813,113
Suzano International Finance BV, 5.50%, 01/17/27(b)	1,225	1,191,423

		2,004,536

Canada — 1.9%
Alimentation Couche-Tard Inc., 3.63%, 05/13/51 (Call 11/13/50)(a)	660	390,180
Bank of the Philippine Islands, 2.50%, 09/10/24(c)	200	193,018
Brookfield Finance Inc.
2.34%, 01/30/32 (Call 10/30/31)	541	393,497
2.72%, 04/15/31 (Call 01/15/31)	1,320	1,022,311
Canadian Imperial Bank of Commerce, 0.95%, 10/23/25(b)	785	712,434
Manulife Financial Corp., 3.70%, 03/16/32 (Call 12/16/31)(b)	1,155	984,414
Royal Bank of Canada, 1.15%, 07/14/26	1,170	1,030,947
Southern Power Co., 0.90%, 01/15/26 (Call 12/15/25)(b)	705	631,251
Toronto-Dominion Bank (The), 1.25%, 12/13/24	785	745,385

		6,103,437

Chile — 0.5%
Colbun SA, 3.15%, 01/19/32 (Call 10/19/31)(c)	940	735,247
Inversiones CMPC SA, 4.38%, 04/04/27(b)(c)	705	660,121

		1,395,368

China — 6.6%
Agricultural Bank of China Ltd./Hong Kong, 2.00%, 03/01/25(c)	200	190,608
Agricultural Bank of China Ltd./New York
1.25%, 01/19/26(c)	200	182,609
2.00%, 01/18/27(c)	1,000	900,015
Amipeace Ltd., 1.75%, 11/09/26(c)	700	628,387
Baidu Inc., 2.38%, 08/23/31 (Call 05/23/31)(b)	1,055	796,249
Bank of China Ltd./Luxembourg, 1.40%, 04/28/26(c)	800	725,256
Bank of China Ltd./Singapore
0.80%, 04/28/24(c)	1,000	975,479
3.25%, 04/28/25(c)	700	675,761
Bank of China Ltd./Sydney, 0.75%, 09/29/24(c)	200	190,991
Bank of China/Johannesburg, 1.88%, 02/16/25(c)	200	190,557
CGNPC International Ltd., 2.75%, 07/02/24(c)	1,400	1,370,986
China Construction Bank Corp./Hong Kong, 1.25%, 08/04/25(c)	1,400	1,297,843
China Construction Bank Corp./London, 3.13%, 05/17/25(c)	1,400	1,347,243
China Merchants Bank Co. Ltd./Hong Kong, 1.20%, 09/10/25(c)	200	184,125
China Merchants Bank Co. Ltd./Luxembourg Branch, 1.25%, 09/01/26(c)	1,200	1,067,817
China Merchants Bank Co. Ltd./Sydney, 2.00%, 03/02/25(c)	400	381,068
Greentown China Holdings Ltd., 2.30%, 01/27/25(c)	400	361,838
Industrial & Commercial Bank of China Ltd./Hong Kong
1.63%, 10/28/26(c)	1,800	1,611,360
2.95%, 06/01/25(c)	1,700	1,629,101

Security	Par (000)	Value

China (continued)
Industrial & Commercial Bank of China Ltd./Singapore, 1.00%, 10/28/24(c)	$1,200	$1,144,070
Industrial Bank Co. Ltd./Hong Kong
0.88%, 06/10/24(c)	1,000	969,859
3.25%, 05/18/25(c)	1,000	964,745
Lenovo Group Ltd., 6.54%, 07/27/32 (Call 04/27/32)(c)	1,030	998,454
Shanhai Hong Kong International Investments Ltd., 5.00%, 06/16/25(c)	200	186,326
Wuhan Metro Group Co. Ltd., 2.96%, 09/24/24(c)	800	777,182
Xiaomi Best Time International Ltd., 4.10%, 07/14/51 (Call 01/14/51)(c)	625	343,033
Xingcheng Bvi Ltd., 2.38%, 10/08/26(c)	600	533,508

		20,624,470

Denmark — 0.0%
AP Moller - Maersk AS, 5.88%, 09/14/33 (Call 06/14/33)(a)	95	89,803

France — 1.1%
BNP Paribas SA, 1.68%, 06/30/27 (Call 06/30/26), (1-day SOFR + 0.912%)(a)(d)	1,585	1,397,458
Electricite de France SA, 3.63%, 10/13/25 (Call 07/13/25)(a)	2,100	2,017,662

		3,415,120

Germany — 3.3%
Deutsche Bank AG/New York NY, 1.69%, 03/19/26	1,195	1,076,913
Kreditanstalt fuer Wiederaufbau
0.75%, 09/30/30	4,250	3,208,083
1.00%, 10/01/26	3,300	2,949,255
1.75%, 09/14/29(b)	2,290	1,926,632
Landesbank Baden-Wuerttemberg, 2.00%, 02/24/25(c)	1,200	1,143,574

		10,304,457

Hong Kong — 1.9%
CMB International Leasing Management Ltd.
1.25%, 09/16/24 (Call 08/16/24)(c)	400	383,562
1.75%, 09/16/26 (Call 08/16/26)(c)	600	532,648
Hongkong Land Finance Cayman Islands Co. Ltd. (The), 2.25%, 07/15/31 (Call 04/15/31)(c)	900	677,548
ICBCIL Finance Co. Ltd., 2.25%, 11/02/26(c)	1,100	993,376
Link Finance Cayman 2009 Ltd. (The), 2.88%, 07/21/26(c)	900	835,616
MTR Corp. Ltd., 1.63%, 08/19/30(c)	2,350	1,826,818
Swire Properties MTN Financing Ltd., 3.50%, 01/10/28(c)	900	821,571

		6,071,139

India — 1.2%
Indian Railway Finance Corp. Ltd.
3.57%, 01/21/32(c)	850	693,793
3.84%, 12/13/27(c)	600	551,902
Power Finance Corp. Ltd., 3.75%, 12/06/27(c)	700	636,574
REC Ltd.
3.88%, 07/07/27(c)	700	642,933
5.63%, 04/11/28(c)	1,200	1,164,716

		3,689,918

Indonesia — 0.5%
Pertamina Geothermal Energy PT, 5.15%, 04/27/28 (Call 03/27/28)(c)	600	580,491

104	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® USD Green Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Indonesia (continued)
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38 (Call 10/14/29)(c)	$1,200	$991,670

		1,572,161

Ireland — 0.5%
Bank of Ireland Group PLC, 6.25%, 09/16/26 (Call 09/16/25), (1-year CMT + 2.650%)(a)(d)	1,475	1,460,812

Japan — 4.1%
Aozora Bank Ltd., 5.90%, 09/08/26(c)	500	495,688
Central Nippon Expressway Co. Ltd., 0.89%, 12/10/25(c)	700	632,292
Honda Motor Co. Ltd.
2.27%, 03/10/25 (Call 02/10/25)(b)	1,265	1,209,519
2.53%, 03/10/27 (Call 02/10/27)	3,138	2,837,002
2.97%, 03/10/32 (Call 12/10/31)(b)	710	584,035
Marubeni Corp., 1.58%, 09/17/26 (Call 08/17/26)(c)	900	797,328
Mitsui Fudosan Co. Ltd., 2.57%, 01/21/32 (Call 10/21/31)(a)	575	448,025
Mizuho Financial Group Inc.
3.26%, 05/22/30 (Call 05/22/29), (1-year CMT + 1.250%)(d)	735	625,738
5.78%, 07/06/29 (Call 07/06/28), (1-year CMT + 1.650%)(d)	400	390,615
Norinchukin Bank (The)
4.87%, 09/14/27(a)	575	553,865
5.43%, 03/09/28(a)(b)	760	745,285
Sumitomo Mitsui Financial Group Inc.
0.51%, 01/12/24	800	791,415
2.47%, 01/14/29(b)	825	686,096
Sumitomo Mitsui Trust Bank Ltd.
1.55%, 03/25/26(a)	795	717,339
2.80%, 03/10/27(a)(b)	730	659,375
5.50%, 03/09/28(a)	790	777,047

		12,950,664

Netherlands — 2.9%
ABN AMRO Bank NV, 2.47%, 12/13/29 (Call 12/13/28), (1-year CMT + 1.100%)(a)(d)	1,585	1,288,563
Cooperatieve Rabobank UA
1.00%, 09/24/26 (Call 09/24/25), (1-year CMT + 0.730%)(a)(b)(d)	1,490	1,351,367
1.11%, 02/24/27 (Call 02/24/26), (1-year CMT + 0.550%)(a)(d)	1,575	1,394,939
ING Groep NV
1.40%, 07/01/26 (Call 07/01/25), (1-year CMT + 1.100%)(a)(d)	1,435	1,317,511
4.63%, 01/06/26(a)	1,910	1,849,157
Nederlandse Waterschapsbank NV, 2.38%, 03/24/26(a)	1,980	1,854,563

		9,056,100

Portugal — 0.6%
EDP Finance BV
1.71%, 01/24/28(a)	1,500	1,257,935
6.30%, 10/11/27(a)	650	654,308

		1,912,243

Qatar — 0.4%
QNB Finance Ltd., 1.63%, 09/22/25(c)	1,200	1,099,900

Saudi Arabia — 4.9%
Gaci First Investment Co.
4.75%, 02/14/30 (Call 01/14/30)(c)	2,700	2,531,504

Security	Par (000)	Value

Saudi Arabia (continued)
4.88%, 02/14/35 (Call 11/14/34)(c)	$3,000	$2,637,494
5.00%, 10/13/27 (Call 09/13/27)(c)	2,000	1,939,912
5.13%, 02/14/53 (Call 08/14/52)(c)	2,700	2,067,947
5.25%, 10/13/32 (Call 07/13/32)(c)	2,000	1,893,927
5.38%, 10/13/2122 (Call 04/13/22)(c)	800	613,300
Saudi Electricity Global Sukuk Co. 5
1.74%, 09/17/25(c)	1,400	1,293,829
2.41%, 09/17/30(c)	900	740,463
Saudi Electricity Sukuk Programme Co., 4.63%, 04/11/33(c)	1,850	1,707,261

		15,425,637

Singapore — 0.2%
Vena Energy Capital Pte Ltd., 3.13%, 02/26/25(c)	800	760,453

South Korea — 4.5%
Doosan Enerbility Co. Ltd., 5.50%, 07/17/26(c)	400	398,025
Hanwha Q Cells Americas Holdings Corp., 5.00%, 07/27/28(c)	400	386,193
Hyundai Capital Services Inc.
1.25%, 02/08/26(c)	1,300	1,166,367
2.50%, 01/24/27(c)	50	44,686
Kia Corp. 1.00%, 04/16/24(c)	1,200	1,172,301
1.75%, 10/16/26(c)	150	133,330
2.38%, 02/14/25(c)	1,050	1,002,831
2.75%, 02/14/27(c)	730	657,381
Korea Development Bank (The), 0.75%, 01/25/25(b)	2,250	2,120,511
Korea Electric Power Corp., 2.50%, 06/24/24(c)	1,455	1,423,805
Kyobo Life Insurance Co. Ltd., 5.90%, 06/15/52 (Call 06/15/27), (5-year CMT + 2.887%)(c)(d)	700	672,453
LG Chem Ltd.
3.25%, 10/15/24(c)	700	681,754
3.63%, 04/15/29(c)	670	599,889
Mirae Asset Securities Co. Ltd., 1.38%, 07/07/24(c)	700	675,689
Shinhan Bank Co. Ltd., 4.38%, 04/13/32(b)(c)	750	638,621
SK Battery America Inc., 2.13%, 01/26/26(c)	1,200	1,082,209
SK On Co. Ltd., 5.38%, 05/11/26(c)	1,400	1,385,128

		14,241,173

Supranational — 0.5%
New Development Bank (The), 5.13%, 04/26/26(c)	1,700	1,669,432

Sweden — 0.4%
Swedbank AB, 1.54%, 11/16/26(a)(b)	1,540	1,355,175

United Arab Emirates — 3.6%
Abu Dhabi Commercial Bank PJSC
4.50%, 09/14/27(c)	700	664,031
5.50%, 01/12/29(c)	700	683,161
Abu Dhabi National Energy Co. PJSC, 4.70%, 04/24/33(c)	1,550	1,421,415
Aldar Investment Properties Sukuk Ltd., 4.88%, 05/24/33(c)	900	820,775
Commercial Bank of Dubai PSC, 5.32%, 06/14/28(c)	1,000	971,181
Emirates NBD Bank PJSC, 5.88%, 10/11/28(c)	500	495,010
First Abu Dhabi Bank PJSC
4.77%, 06/06/28(c)	1,000	961,479
5.13%, 10/13/27(c)	1,175	1,152,566
MAF Sukuk Ltd.
3.93%, 02/28/30(c)	400	351,919
4.64%, 05/14/29(c)	1,400	1,292,753
5.00%, 06/01/33(c)	600	545,565

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (continued) October 31, 2023	iShares® USD Green Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United Arab Emirates (continued)
Masdar Abu Dhabi Future Energy Co., 4.88%, 07/25/33(c)	$1,200	$1,092,294
Sweihan PV Power Co. PJSC, 3.63%, 01/31/49(c)	1,163	863,559

		11,315,708

United States — 34.0%
AES Corp. (The) 1.38%, 01/15/26 (Call 12/15/25)	1,515	1,345,685
2.45%, 01/15/31 (Call 10/15/30)	1,405	1,055,922
5.45%, 06/01/28 (Call 05/01/28)	1,485	1,416,902
Alexandria Real Estate Equities Inc. 2.00%, 05/18/32 (Call 02/18/32)(b)	1,040	731,090
2.95%, 03/15/34 (Call 12/15/33)	1,605	1,170,532
3.80%, 04/15/26 (Call 02/15/26)	945	897,439
4.75%, 04/15/35 (Call 01/15/35)	695	587,085
Apple Inc., 3.00%, 06/20/27 (Call 03/20/27)	1,595	1,479,688
Arizona Public Service Co., 2.65%, 09/15/50
(Call 03/15/50)	630	321,415
AvalonBay Communities Inc. 1.90%, 12/01/28 (Call 10/01/28)	1,285	1,072,627
2.05%, 01/15/32 (Call 10/15/31)(b)	730	550,416
Avangrid Inc. 3.15%, 12/01/24 (Call 10/01/24)	1,085	1,048,409
3.20%, 04/15/25 (Call 03/15/25)	1,085	1,038,657
3.80%, 06/01/29 (Call 03/01/29)	1,170	1,028,094
Bank of America Corp., 2.46%, 10/22/25 (Call 10/22/24), (3-mo. SOFR + 1.132%)(b)(d) .	3,345	3,215,005
Boston Properties LP 2.45%, 10/01/33 (Call 07/01/33)	445	289,213
2.55%, 04/01/32 (Call 01/01/32)(b)	2,200	1,523,968
3.40%, 06/21/29 (Call 03/21/29)	2,145	1,736,869
4.50%, 12/01/28 (Call 09/01/28)(b)	630	553,841
6.50%, 01/15/34 (Call 10/15/33)(b)	1,085	991,066
6.75%, 12/01/27 (Call 11/01/27)	1,300	1,278,539
Consolidated Edison Co. of New York Inc. 3.60%, 06/15/61 (Call 12/15/60)(b)	1,145	704,151
Series 20A, 3.35%, 04/01/30 (Call 01/01/30)	930	800,353
Series 20B, 3.95%, 04/01/50 (Call 10/01/49)	1,550	1,081,914
Dominion Energy Inc., Series C, 2.25%, 08/15/31 (Call 05/15/31)	1,355	1,011,992
DTE Electric Co. 3.95%, 03/01/49 (Call 09/01/48)	902	634,142
Series A, 1.90%, 04/01/28 (Call 02/01/28)	795	681,572
Series A, 4.05%, 05/15/48 (Call 11/15/47)	850	611,116
Series B, 3.25%, 04/01/51 (Call 10/01/50)	590	357,947
Series B, 3.65%, 03/01/52 (Call 09/01/51)(b)	780	510,806
Duke Energy Carolinas LLC, 3.95%, 11/15/28 (Call 08/15/28)	1,010	934,109
Duke Energy Florida LLC, 2.50%, 12/01/29 (Call 09/01/29)	1,115	927,861
Duke Energy Progress LLC, 3.45%, 03/15/29 (Call 12/15/28)	920	822,659
Equinix Inc. 1.00%, 09/15/25 (Call 08/15/25)	913	831,643
1.55%, 03/15/28 (Call 01/15/28)	1,065	883,248
2.50%, 05/15/31 (Call 02/15/31)	1,545	1,179,231
3.90%, 04/15/32 (Call 01/15/32)	1,855	1,543,485
ERP Operating LP 1.85%, 08/01/31 (Call 05/01/31)	695	514,411
4.15%, 12/01/28 (Call 09/01/28)	790	730,395
Evergy Kansas Central Inc., 2.55%, 07/01/26 (Call 04/01/26)	618	571,202

Security	Par (000)	Value

United States (continued)
Federal Realty Investment Trust, 1.25%, 02/15/26 (Call 01/15/26)(b)	$708	$635,990
Federal Realty OP LP, 5.38%, 05/01/28 (Call 04/01/28)(b)	610	587,477
Fifth Third Bancorp., 1.71%, 11/01/27 (Call 11/01/26), (1-day SOFR + 0.685%)(d)	771	657,148
General Motors Co. 5.40%, 10/15/29 (Call 08/15/29)(b)	805	755,642
5.60%, 10/15/32 (Call 07/15/32)(b)	2,410	2,200,032
Georgia Power Co., 3.25%, 04/01/26 (Call 01/01/26)	677	638,775
Healthpeak Properties Inc. 1.35%, 02/01/27 (Call 01/01/27)	1,120	963,644
2.13%, 12/01/28 (Call 10/01/28)	565	466,079
Host Hotels & Resorts LP
Series H, 3.38%, 12/15/29 (Call 09/15/29)	455	374,451
Series I, 3.50%, 09/15/30 (Call 06/15/30)	2,085	1,685,071
Series J, 2.90%, 12/15/31 (Call 09/15/31)	335	250,125
Hudson Pacific Properties LP, 5.95%, 02/15/28
(Call 01/15/28)(b)	485	382,640
Hyundai Capital America, 5.80%, 06/26/25(a)	140	139,191
Industrial Bank Co. Ltd./Hong Kong, 1.13%, 11/06/23(c)	200	199,888
Interstate Power & Light Co. 3.50%, 09/30/49 (Call 03/30/49)	535	334,937
3.60%, 04/01/29 (Call 01/01/29)	647	579,504
4.10%, 09/26/28 (Call 06/26/28)	505	467,904
JPMorgan Chase & Co. 0.77%, 08/09/25 (Call 08/09/24), (1-day SOFR + 0.490%)(d)	2,025	1,934,417
6.07%, 10/22/27 (Call 10/22/26), (1-day SOFR + 1.330%)(d)	965	963,744
Kaiser Foundation Hospitals 3.15%, 05/01/27 (Call 02/01/27)	945	875,856
Series 2021, 2.81%, 06/01/41 (Call 12/01/40)	1,910	1,225,194
Kilroy Realty LP 2.50%, 11/15/32 (Call 08/15/32)	290	191,769
2.65%, 11/15/33 (Call 08/15/33)(b)	920	600,930
4.75%, 12/15/28 (Call 09/15/28)	825	725,100
Kimco Realty Corp., 2.70%, 10/01/30 (Call 07/01/30)	805	633,578
Liberty Utilities Finance GP 1, 2.05%, 09/15/30 (Call 06/15/30)(a)	930	700,930
Massachusetts Institute of Technology, 3.96%, 07/01/38	761	629,615
Metropolitan Life Global Funding I, 0.95%, 07/02/25(a)	1,365	1,257,574
MidAmerican Energy Co. 2.70%, 08/01/52 (Call 02/01/52)	395	211,578
3.10%, 05/01/27 (Call 02/01/27)	662	607,315
3.15%, 04/15/50 (Call 10/15/49)	995	596,807
3.65%, 04/15/29 (Call 01/15/29)	1,510	1,361,137
3.65%, 08/01/48 (Call 02/01/48)	1,140	771,675
3.95%, 08/01/47 (Call 02/01/47)	760	540,974
4.25%, 07/15/49 (Call 01/15/49)	1,400	1,035,595
5.35%, 01/15/34 (Call 10/15/33)(b)	100	96,172
5.85%, 09/15/54 (Call 03/15/54)	45	42,130
Nature Conservancy (The), Series A, 3.96%, 03/01/52 (Call 09/01/51)(b)	600	440,190
NextEra Energy Capital Holdings Inc., 1.90%, 06/15/28 (Call 04/15/28)	2,360	1,970,160
Niagara Mohawk Power Corp. 1.96%, 06/27/30 (Call 03/27/30)(a)	1,000	765,348
5.78%, 09/16/52 (Call 03/16/52)(a)	757	659,076

106	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® USD Green Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United States (continued)
NiSource Inc., 5.00%, 06/15/52 (Call 12/15/51)	$591	$463,702
Norinchukin Bank (The), 2.08%, 09/22/31(a)(b)	955	721,641
Northern States Power Co./MN 2.25%, 04/01/31 (Call 10/01/30)	419	328,945
2.60%, 06/01/51 (Call 12/01/50)(b)	1,025	544,285
2.90%, 03/01/50 (Call 09/01/49)(b)	655	376,709
3.20%, 04/01/52 (Call 10/01/51)	607	363,249
4.50%, 06/01/52 (Call 12/01/51)	565	433,792
NSTAR Electric Co. 3.10%, 06/01/51 (Call 12/01/50)	425	248,312
3.25%, 05/15/29 (Call 02/15/29)	630	557,669
3.95%, 04/01/30 (Call 01/01/30)	805	720,420
4.95%, 09/15/52 (Call 03/15/52)	603	490,847
Oncor Electric Delivery Co. LLC, 4.15%, 06/01/32 (Call 03/01/32)	310	273,524
Pacific Life Global Funding II, 1.38%, 04/14/26(a)	1,385	1,246,252
PacifiCorp 2.90%, 06/15/52 (Call 12/15/51)	1,560	812,790
5.50%, 05/15/54 (Call 11/15/53)	1,860	1,515,664
Piedmont Operating Partnership LP, 3.15%, 08/15/30 (Call 05/15/30)	455	316,281
PNC Financial Services Group Inc. (The) 2.20%, 11/01/24 (Call 10/02/24)(b)	695	668,470
4.76%, 01/26/27 (Call 01/26/26), (1-day SOFR + 1.085%)(d)	1,915	1,842,317
Prologis LP 1.25%, 10/15/30 (Call 07/15/30)	1,190	870,671
4.63%, 01/15/33 (Call 10/15/32)	1,035	927,385
Prudential Financial Inc., 1.50%, 03/10/26 (Call 02/10/26)	961	867,653
Public Service Co. of Colorado 3.70%, 06/15/28 (Call 12/15/27)	1,080	985,808
4.10%, 06/15/48 (Call 12/15/47)	1,000	696,308
Series 34, 3.20%, 03/01/50 (Call 09/01/49)	598	353,386
Series 36, 2.70%, 01/15/51 (Call 07/15/50)	445	233,257
Public Service Co. of Oklahoma
Series J, 2.20%, 08/15/31 (Call 05/15/31)(b)	640	482,512
Series K, 3.15%, 08/15/51 (Call 02/15/51)	526	299,128
Rexford Industrial Realty LP, 2.15%, 09/01/31 (Call 06/01/31)	630	456,210
Seattle Children’s Hospital, Series 2021, 2.72%, 10/01/50 (Call 10/01/49)(b)	640	357,319
SK Battery America Inc., 1.63%, 01/26/24(c)	400	395,093
Solar Star Funding LLC, 5.38%, 06/30/35(a)(b)	1,166	1,085,253
Southern Power Co., 4.15%, 12/01/25 (Call 09/01/25)	745	719,326
Southwestern Electric Power Co., 3.25%, 11/01/51 (Call 05/01/51)	1,093	616,636
Southwestern Public Service Co. 3.75%, 06/15/49 (Call 12/15/48)	185	120,003
Series 8, 3.15%, 05/01/50 (Call 11/01/49)	1,515	875,397
Toyota Motor Credit Corp., 2.15%, 02/13/30	1,300	1,053,889
Tucson Electric Power Co., 1.50%, 08/01/30 (Call 05/01/30)	465	346,541
UDR Inc. 1.90%, 03/15/33 (Call 12/15/32)	532	362,244
3.10%, 11/01/34 (Call 08/01/34)	500	367,214
Union Electric Co., 2.63%, 03/15/51 (Call 09/15/50)	855	453,616
Union Pacific Corp., 4.95%, 09/09/52 (Call 03/09/52)(b)	916	772,066
Verizon Communications Inc. 1.50%, 09/18/30 (Call 06/18/30)	1,645	1,228,996

Security	Par (000)	Value

United States (continued)
2.85%, 09/03/41 (Call 03/03/41)	$1,555	$960,022
3.88%, 02/08/29 (Call 11/08/28)	1,665	1,510,820
3.88%, 03/01/52 (Call 09/01/51)(b)	1,465	976,957
5.05%, 05/09/33 (Call 02/09/33)(b)	1,590	1,454,725
Vornado Realty LP 2.15%, 06/01/26 (Call 05/01/26)	1,355	1,141,493
3.40%, 06/01/31 (Call 03/01/31)	140	96,948
Welltower Inc., 3.85%, 06/15/32 (Call 03/15/32)(b)	850	705,702
Welltower OP LLC, 2.70%, 02/15/27 (Call 12/15/26)(b)	820	740,829
Wisconsin Electric Power Co., 4.75%, 09/30/32 (Call 06/30/32)(b)	800	736,289
Wisconsin Power & Light Co., 4.95%, 04/01/33 (Call 01/01/33)	355	325,104
Wisconsin Power and Light Co. 1.95%, 09/16/31 (Call 06/16/31)	620	460,000
3.95%, 09/01/32 (Call 06/01/32)	855	735,606
Wisconsin Public Service Corp., 2.85%, 12/01/51 (Call 06/01/51)	675	370,634
Xylem Inc./NY 1.95%, 01/30/28 (Call 11/30/27)	485	414,110
2.25%, 01/30/31 (Call 10/30/30)	935	722,848

		107,022,928

Total Corporate Bonds & Notes — 74.7% (Cost: $263,782,331)		235,249,130

Foreign Government Obligations(e)

Canada — 0.6%
CDP Financial Inc., 1.00%, 05/26/26(a)	2,050	1,841,432

Chile — 1.3%
Chile Government International Bond 2.55%, 01/27/32 (Call 10/27/31)(b)	2,415	1,895,780
3.50%, 01/25/50 (Call 07/25/49)(b)	3,485	2,193,351

		4,089,131

China — 0.6%
China Development Bank/Hong Kong, 0.63%, 09/09/24(c)	2,000	1,914,395

Hong Kong — 3.9%
Airport Authority 1.75%, 01/12/27 (Call 12/12/26)(a)	1,580	1,413,374
4.75%, 01/12/28 (Call 12/12/27)(a)(b)	1,230	1,199,965
Hong Kong Government International Bond 0.63%, 02/02/26(a)	835	756,104
1.38%, 02/02/31(a)	1,700	1,310,452
1.75%, 11/24/31(c)	1,700	1,319,375
2.38%, 02/02/51(a)	800	445,777
2.50%, 05/28/24(a)	400	393,085
4.00%, 06/07/28(a)	500	480,776
4.00%, 06/07/33(a)(b)	1,600	1,461,447
4.38%, 01/11/26(a)	30	29,546
4.50%, 01/11/28(a)(b)	1,210	1,188,559
4.63%, 01/11/33(a)	1,500	1,443,273
5.25%, 01/11/53(a)(b)	770	729,950

		12,171,683

Indonesia — 1.3%
Perusahaan Penerbit SBSN Indonesia III 3.55%, 06/09/51(c)	1,180	763,317
3.90%, 08/20/24(c)	1,180	1,160,981

S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (continued) October 31, 2023	iShares® USD Green Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Indonesia (continued)
4.70%, 06/06/32(b)(c)	$2,400	$2,225,716

		4,150,014

Israel — 0.9%
Israel Government International Bond, 4.50%, 01/17/33	3,150	2,764,353

Japan — 0.6%
Japan Bank for International Cooperation 1.63%, 01/20/27(b)	1,235	1,102,895
4.38%, 10/05/27	750	729,219

		1,832,114

Netherlands — 0.2%
Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV, 2.75%, 02/20/24(c)	700	693,838

Norway — 0.3%
Kommunalbanken AS 0.50%, 10/21/24(a)(b)	330	313,892
2.13%, 02/11/25(a)	630	603,474

		917,366

Peru — 0.3%
Fondo MIVIVIENDA SA, 4.63%, 04/12/27 (Call 03/12/27)(c)	990	932,208

Senegal — 2.0%
European Investment Bank 0.63%, 10/21/27	425	360,459
3.75%, 02/14/33	6,690	6,061,780

		6,422,239

South Korea — 1.7%
Export-Import Bank of Korea 1.75%, 10/19/28 (Call 08/19/28)(c)	955	799,690
2.13%, 01/18/32(b)	1,850	1,415,643
Incheon International Airport Corp., 1.25%, 05/04/26(c)	700	627,930
Korea Development Bank (The), 0.40%, 06/19/24	450	435,136
Korea International Bond, 2.00%, 06/19/24	2,125	2,077,392

		5,355,791

Supranational — 8.6%
Arab Petroleum Investments Corp., 1.48%, 10/06/26(a)(b)	1,440	1,278,352
Asian Development Bank 1.75%, 08/14/26	1,055	966,325
2.13%, 03/19/25(b)	1,248	1,194,115
2.38%, 08/10/27	789	721,842
3.13%, 09/26/28	1,820	1,675,271
European Bank for Reconstruction & Development, 1.50%, 02/13/25	2,380	2,264,702
European Investment Bank 0.75%, 09/23/30	1,576	1,192,612
1.63%, 10/09/29	1,499	1,250,026
1.63%, 05/13/31(b)	4,000	3,172,329
2.13%, 04/13/26	4,100	3,825,309
2.38%, 05/24/27	1,017	933,733
2.50%, 10/15/24(b)	1,820	1,768,759
2.88%, 06/13/25(a)	500	481,546
International Bank for Reconstruction & Development 2.13%, 03/03/25	820	785,590

Security	Par (000)	Value

Supranational (continued)
3.13%, 11/20/25	$2,855	$2,743,484
International Finance Corp., 2.13%, 04/07/26	3,060	2,853,820

		27,107,815

Sweden — 0.6%
Kommuninvest I Sverige AB, 0.38%, 06/19/24(a)	1,900	1,837,581

Total Foreign Government Obligations — 22.9% (Cost: $79,386,910)		72,029,960

Municipal Debt Obligations

United States — 0.3%
City of Los Angeles Department of Airports Customer Facility Charge Revenue RB, 4.24%, 05/15/48 (Call 05/15/32) (AGM)	360	275,984
District of Columbia Water & Sewer Authority RB, 4.81%, 10/01/2114	500	397,619
University of Michigan RB, 3.50%, 04/01/52 (Call 10/01/51)(b)	500	341,074

Total Municipal Debt Obligations — 0.3% (Cost: $1,335,295)		1,014,677

Total Long-Term Investments — 97.9% (Cost: $344,504,536)		308,293,767

	Shares

Short-Term Securities

Money Market Funds — 8.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(f)(g)(h)	24,028,578	24,038,190
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(f)(g)	2,700,000	2,700,000

Total Short-Term Securities — 8.5% (Cost: $26,727,799)		26,738,190

Total Investments — 106.4% (Cost: $371,232,335)		335,031,957

Liabilities in Excess of Other Assets — (6.4)%		(20,079,666)

Net Assets — 100.0%		$314,952,291

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	U.S. dollar denominated security issued by foreign domiciled entity.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

108	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® USD Green Bond ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$19,202,604	$4,823,510	(a)	$—		$2,595	$9,481	$24,038,190	24,028,578	$190,105	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,610,000	—		(1,910,000	)(a)	—	—	2,700,000	2,700,000	98,446		3

						$2,595	$9,481	$26,738,190		$288,551		$3

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$235,249,130	$—	$235,249,130
Foreign Government Obligations	—	72,029,960	—	72,029,960
Municipal Debt Obligations	—	1,014,677	—	1,014,677
Short-Term Securities
Money Market Funds	26,738,190	—	—	26,738,190

	$26,738,190	$308,293,767	$—	$335,031,957

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	109

Statements of Assets and Liabilities

October 31, 2023

	iShares 0-5 Year Investment Grade Corporate Bond ETF	iShares Aaa - A Rated Corporate Bond ETF	iShares BB Rated Corporate Bond ETF	iShares Convertible Bond ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$2,207,869,664	$911,556,587	$259,029,770	$1,318,228,836
Investments, at value — affiliated(c)	128,297,536	72,305,244	45,108,963	1,990,827
Cash	—	10,833	—	6,732
Foreign currency, at value(d)	—	—	19	—
Receivables:
Investments sold	19,704,132	7,379,619	1,488,416	14,374,601
Securities lending income — affiliated	35,247	22,625	13,190	272
Capital shares sold	127,642	—	39,479	—
Dividends — affiliated	65,601	10,689	5,241	14,578
Interest — unaffiliated	19,514,362	9,928,067	4,065,868	5,337,908
From custodian	903,000	—	—	—

Total assets	2,376,517,184	1,001,213,664	309,750,946	1,339,953,754

LIABILITIES
Bank overdraft	135,623	—	—	—
Collateral on securities loaned, at value	122,122,199	71,018,387	43,719,854	1,420,828
Payables:
Investments purchased	17,457,643	8,340,639	2,274,500	12,371,115
Capital shares redeemed	218,268	—	—	—
Investment advisory fees	117,074	117,115	30,018	230,459

Total liabilities	140,050,807	79,476,141	46,024,372	14,022,402

Commitments and contingent liabilities

NET ASSETS	$2,236,466,377	$921,737,523	$263,726,574	$1,325,931,352

NET ASSETS CONSIST OF
Paid-in capital	$2,362,978,234	$1,111,479,812	$285,856,921	$1,749,163,955
Accumulated loss	(126,511,857)	(189,742,289)	(22,130,347)	(423,232,603)

NET ASSETS	$2,236,466,377	$921,737,523	$263,726,574	$1,325,931,352

NET ASSET VALUE
Shares outstanding	46,700,000	20,900,000	6,100,000	18,650,000

Net asset value	$47.89	$44.10	$43.23	$71.10

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$2,317,070,700	$1,079,133,037	$275,532,053	$1,632,816,514
(b) Securities loaned, at value	$118,369,214	$67,603,901	$41,985,674	$1,386,636
(c) Investments, at cost — affiliated	$128,218,837	$72,267,574	$45,089,083	$1,990,768
(d) Foreign currency, at cost	$—	$—	$18	$—

See notes to financial statements.

110	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

October 31, 2023

	iShares Floating Rate Bond ETF	iShares USD Green Bond ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$7,552,639,928	$308,293,767
Investments, at value — affiliated(c)	378,025,316	26,738,190
Cash	342,527	—
Foreign currency, at value(d)	—	4,030
Receivables:
Investments sold	2,067,440	3,195,955
Securities lending income — affiliated	136,951	16,613
Capital shares sold	27,186,658	490,891
Dividends — affiliated	275,650	14,379
Interest — unaffiliated	59,750,464	2,647,774

Total assets	8,020,424,934	341,401,599

LIABILITIES
Bank overdraft	—	413,654
Collateral on securities loaned, at value	266,520,430	24,023,194
Payables:
Investments purchased	176,981,697	1,959,017
Capital shares redeemed	40,623	—
Investment advisory fees	949,824	53,443

Total liabilities	444,492,574	26,449,308

Commitments and contingent liabilities

NET ASSETS	$7,575,932,360	$314,952,291

NET ASSETS CONSIST OF
Paid-in capital	$7,618,795,275	$372,373,427
Accumulated loss	(42,862,915)	(57,421,136)

NET ASSETS	$7,575,932,360	$314,952,291

NET ASSET VALUE

Shares outstanding	149,100,000	7,100,000

Net asset value	$50.81	$44.36

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$7,557,159,991	$344,504,536
(b) Securities loaned, at value	$258,905,359	$23,240,091
(c) Investments, at cost — affiliated	$377,919,105	$26,727,799
(d) Foreign currency, at cost	$—	$4,054

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	111

Statements of Operations

Year Ended October 31, 2023

	iShares 0-5 Year Investment Grade Corporate Bond ETF	iShares Aaa - A Rated Corporate Bond ETF	iShares BB Rated Corporate Bond ETF	iShares Convertible Bond ETF

INVESTMENT INCOME
Dividends — affiliated	$637,364	$137,808	$98,123	$509,465
Interest — unaffiliated	76,835,203	30,576,779	17,599,995	24,912,510
Securities lending income — affiliated — net	551,724	296,002	205,417	935
Other income — unaffiliated	52,116	2,300	5,462	—

Total investment income	78,076,407	31,012,889	17,908,997	25,422,910

EXPENSES
Investment advisory	1,610,087	1,298,282	699,862	2,812,010

Total expenses	1,610,087	1,298,282	699,862	2,812,010

Less:
Investment advisory fees waived	—	—	(280,227)	—

Total expenses after fees waived	1,610,087	1,298,282	419,635	2,812,010

Net investment income	76,466,320	29,714,607	17,489,362	22,610,900

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(13,699,252)	(13,954,488)	(4,798,084)	(56,680,603)
Investments — affiliated	36,769	(106)	5,708	86
Capital gain distributions from underlying funds — affiliated	12	1	5	14
In-kind redemptions — unaffiliated(a)	(30,756,530)	(10,908,487)	4,763,034	(7,489,244)

	(44,419,001)	(24,863,080)	(29,337)	(64,169,747)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	90,098,105	1,777,097	440,001	70,996,099
Investments — affiliated	78,378	36,223	23,255	145
Foreign currency translations	—	—	1	—

	90,176,483	1,813,320	463,257	70,996,244

Net realized and unrealized gain (loss)	45,757,482	(23,049,760)	433,920	6,826,497

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$122,223,802	$6,664,847	$17,923,282	$29,437,397

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

112	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended October 31, 2023

	iShares Floating Rate Bond ETF	iShares USD Green Bond ETF

INVESTMENT INCOME
Dividends — affiliated	$6,657,265	$98,446
Interest — unaffiliated	416,357,920	10,997,792
Securities lending income — affiliated — net	1,425,608	190,105

Total investment income	424,440,793	11,286,343

EXPENSES
Investment advisory	11,673,756	612,210

Total expenses	11,673,756	612,210

Less:
Investment advisory fees waived	—	(123,618)

Total expenses after fees waived	11,673,756	488,592

Net investment income	412,767,037	10,797,751

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	909,740	(5,951,100)
Investments — affiliated	83,809	2,595
Capital gain distributions from underlying funds — affiliated	184	3
Foreign currency transactions	—	12
In-kind redemptions — unaffiliated(a)	(5,436,079)	—

	(4,442,346)	(5,948,490)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	77,555,304	1,539,351
Investments — affiliated	83,582	9,481
Foreign currency translations	—	184

	77,638,886	1,549,016

Net realized and unrealized gain (loss)	73,196,540	(4,399,474)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$485,963,577	$6,398,277

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	113

Statements of Changes in Net Assets

	iShares 0-5 Year Investment Grade Corporate Bond ETF		iShares Aaa - A Rated Corporate Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$76,466,320	$45,148,261	$29,714,607	$25,389,140
Net realized loss	(44,419,001)	(11,012,633)	(24,863,080)	(82,876,421)
Net change in unrealized appreciation (depreciation)	90,176,483	(204,219,496)	1,813,320	(173,899,140)

Net increase (decrease) in net assets resulting from operations	122,223,802	(170,083,868)	6,664,847	(231,386,421)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(77,300,294)	(47,021,596)	(28,936,173)	(25,462,884)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(801,263,483)	688,016,139	170,090,302	(155,576,949)

NET ASSETS
Total increase (decrease) in net assets	(756,339,975)	470,910,675	147,818,976	(412,426,254)
Beginning of year	2,992,806,352	2,521,895,677	773,918,547	1,186,344,801

End of year	$2,236,466,377	$2,992,806,352	$921,737,523	$773,918,547

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

114	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares BB Rated Corporate Bond ETF		iShares Convertible Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$17,489,362	$7,015,110	$22,610,900	$25,117,611
Net realized gain (loss)	(29,337)	(3,023,456)	(64,169,747)	5,963,402
Net change in unrealized appreciation (depreciation)	463,257	(17,950,535)	70,996,244	(483,804,817)

Net increase (decrease) in net assets resulting from operations	17,923,282	(13,958,881)	29,437,397	(452,723,804)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(17,628,446)	(6,600,508)	(27,564,389)	(132,186,015)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(66,369,031)	256,748,898	(511,786,645)	513,557,075

NET ASSETS
Total increase (decrease) in net assets	(66,074,195)	236,189,509	(509,913,637)	(71,352,744)
Beginning of year	329,800,769	93,611,260	1,835,844,989	1,907,197,733

End of year	$263,726,574	$329,800,769	$1,325,931,352	$1,835,844,989

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	115

Statements of Changes in Net Assets  (continued)

	iShares Floating Rate Bond ETF		iShares USD Green Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$412,767,037	$127,589,989	$10,797,751	$5,685,935
Net realized loss	(4,442,346)	(10,426,717)	(5,948,490)	(16,083,759)
Net change in unrealized appreciation (depreciation)	77,638,886	(97,210,215)	1,549,016	(35,783,595)

Net increase (decrease) in net assets resulting from operations	485,963,577	19,953,057	6,398,277	(46,181,419)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(412,010,948)	(95,055,574)	(10,668,908)	(6,645,338)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,675,535,432)	2,251,071,596	39,376,930	95,766,234

NET ASSETS
Total increase (decrease) in net assets	(1,601,582,803)	2,175,969,079	35,106,299	42,939,477
Beginning of year	9,177,515,163	7,001,546,084	279,845,992	236,906,515

End of year	$7,575,932,360	$9,177,515,163	$314,952,291	$279,845,992

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

116	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares 0-5 Year Investment Grade Corporate Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$47.24	$51.36	$52.01	$51.17	$49.43

Net investment income(a)	1.37	0.86	0.80	1.27	1.48
Net realized and unrealized gain (loss)(b)	0.66	(4.09)	(0.57)	0.90	1.71

Net increase (decrease) from investment operations	2.03	(3.23)	0.23	2.17	3.19

Distributions(c)
From net investment income	(1.38)	(0.82)	(0.87)	(1.32)	(1.45)
From net realized gain	—	(0.07)	(0.01)	(0.01)	—

Total distributions	(1.38)	(0.89)	(0.88)	(1.33)	(1.45)

Net asset value, end of year	$47.89	$47.24	$51.36	$52.01	$51.17

Total Return(d)
Based on net asset value	4.32%	(6.35)%	0.44%	4.31%	6.55%

Ratios to Average Net Assets(e)
Total expenses	0.06%	0.06%	0.06%	0.06%	0.06%

Net investment income	2.85%	1.74%	1.54%	2.48%	2.95%

Supplemental Data
Net assets, end of year (000)	$2,236,466	$2,992,806	$2,521,896	$2,062,138	$1,934,285

Portfolio turnover rate(f)	23%	20%	23%	29%	20%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	117

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Aaa - A Rated Corporate Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$44.74	$56.49	$57.46	$54.85	$49.57

Net investment income(a)	1.60	1.20	1.10	1.35	1.68
Net realized and unrealized gain (loss)(b)	(0.69)	(11.75)	(0.91)	2.68	5.25

Net increase (decrease) from investment operations	0.91	(10.55)	0.19	4.03	6.93

Distributions(c)
From net investment income	(1.55)	(1.20)	(1.13)	(1.42)	(1.65)
From net realized gain	—	—	(0.03)	—	—

Total distributions	(1.55)	(1.20)	(1.16)	(1.42)	(1.65)

Net asset value, end of year	$44.10	$44.74	$56.49	$57.46	$54.85

Total Return(d)
Based on net asset value	1.92%	(18.93)%	0.34%	7.44%	14.22%

Ratios to Average Net Assets(e)
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	3.43%	2.35%	1.93%	2.37%	3.19%

Supplemental Data
Net assets, end of year (000)	$921,738	$773,919	$1,186,345	$1,485,423	$419,610

Portfolio turnover rate(f)	16%	14%	17%	16%	16%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

118	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares BB Rated Corporate Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Period From 10/06/20 to 10/31/20	(a)

Net asset value, beginning of period	$43.97	$52.01	$49.76	$50.00

Net investment income(b)	2.78	2.28	1.89	0.12
Net realized and unrealized gain (loss)(c)	(0.69)	(8.04)	2.25	(0.36)

Net increase (decrease) from investment operations	2.09	(5.76)	4.14	(0.24)

Distributions(d)
From net investment income	(2.83)	(2.12)	(1.89)	—
From net realized gain	—	(0.16)	—	—

Total distributions	(2.83)	(2.28)	(1.89)	—

Net asset value, end of period	$43.23	$43.97	$52.01	$49.76

Total Return(e)
Based on net asset value	4.75%	(11.30)%	8.39%	(0.48	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.25%	0.25%	0.25%	0.25	%(h)

Total expenses after fees waived	0.15%	0.15%	0.15%	0.15	%(h)

Net investment income	6.25%	4.92%	3.64%	3.36	%(h)

Supplemental Data
Net assets, end of period (000)	$263,727	$329,801	$93,611	$72,151

Portfolio turnover rate(i)	22%	21%	32%	0	%(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)	Rounds to less than 0.5%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	119

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Convertible Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$70.75	$102.26	$80.71	$59.07	$55.86

Net investment income(a)	1.17	1.13	0.75	0.86	0.96
Net realized and unrealized gain (loss)(b)	0.51	(25.49)	24.52	21.90	4.74

Net increase (decrease) from investment operations	1.68	(24.36)	25.27	22.76	5.70

Distributions(c)
From net investment income	(1.33)	(1.30)	(0.97)	(1.12)	(2.02)
From net realized gain	—	(5.85)	(2.75)	—	(0.47)

Total distributions	(1.33)	(7.15)	(3.72)	(1.12)	(2.49)

Net asset value, end of year	$71.10	$70.75	$102.26	$80.71	$59.07

Total Return(d)
Based on net asset value	2.35%	(25.08)%	31.91%	39.02%	10.55%

Ratios to Average Net Assets(e)
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	1.61%	1.45%	0.75%	1.24%	1.66%

Supplemental Data
Net assets, end of year (000)	$1,325,931	$1,835,845	$1,907,198	$851,507	$404,627

Portfolio turnover rate(f)	22%	17%	46%	33%	24%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

120	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Floating Rate Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$50.32	$50.74	$50.70	$50.98	$50.93

Net investment income(a)	2.68	0.73	0.22	0.83	1.44
Net realized and unrealized gain (loss)(b)	0.48	(0.63)	0.05	(0.24)	0.08

Net increase from investment operations	3.16	0.10	0.27	0.59	1.52

Distributions from net investment income(c)	(2.67)	(0.52)	(0.23)	(0.87)	(1.47)

Net asset value, end of year	$50.81	$50.32	$50.74	$50.70	$50.98

Total Return(d)
Based on net asset value	6.47%	0.21%	0.52%	1.19%	3.02%

Ratios to Average Net Assets(e)
Total expenses	0.15%	0.15%	0.20%	0.20%	0.20%

Net investment income	5.30%	1.46%	0.43%	1.64%	2.84%

Supplemental Data
Net assets, end of year (000)	$7,575,932	$9,177,515	$7,001,546	$5,592,224	$9,940,510

Portfolio turnover rate(f)	37%	39%	38%	29%	23%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	121

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares USD Green Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20		Period From 11/13/18 to 10/31/19	(a)

Net asset value, beginning of period	$44.78	$54.46	$55.61	$55.00		$50.00

Net investment income(b)	1.63	1.06	0.30	0.49		0.77
Net realized and unrealized gain (loss)(c)	(0.44)	(9.49)	(1.29)	2.10		5.19

Net increase (decrease) from investment operations	1.19	(8.43)	(0.99)	2.59		5.96

Distributions(d)
From net investment income	(1.61)	(1.25)	(0.16)	(1.64)		(0.96)
From net realized gain	—	—	—	(0.34)		—

Total distributions	(1.61)	(1.25)	(0.16)	(1.98)		(0.96)

Net asset value, end of period	$44.36	$44.78	$54.46	$55.61		$55.00

Total Return(e)
Based on net asset value	2.59%	(15.69)%	(1.82)%	4.89	%(f)	11.99	%(g)

Ratios to Average Net Assets(h)
Total expenses	0.20%	0.21%	0.25%	0.25%		0.25	%(i)

Total expenses after fees waived	0.16%	0.12%	0.20%	0.20%		0.20	%(i)

Net investment income	3.53%	2.13%	0.55%	0.90%		1.51	%(i)

Supplemental Data
Net assets, end of period (000)	$314,952	$279,846	$236,907	$133,471		$33,001

Portfolio turnover rate(j)	20%	94%	24%	16%		21%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

122	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

0-5 Year Investment Grade Corporate Bond	Diversified
Aaa - A Rated Corporate Bond	Diversified
BB Rated Corporate Bond	Diversified
Convertible Bond	Diversified
Floating Rate Bond	Diversified
USD Green Bond	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has

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Notes to Financial Statements  (continued)

formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned

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Notes to Financial Statements  (continued)

securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

0-5 Year Investment Grade Corporate Bond
Barclays Bank PLC	$6,278,727	$(6,278,727)	$—		$—
BMO Capital Markets Corp.	2,062,337	(2,062,337)	—		—
BNP Paribas SA	25,795,095	(25,795,095)	—		—
BofA Securities, Inc.	12,784,457	(12,784,457)	—		—
Citigroup Global Markets, Inc.	4,394,430	(4,394,430)	—		—
Deutsche Bank Securities, Inc.	4,386,514	(4,386,514)	—		—
Goldman Sachs & Co. LLC	15,719,465	(15,719,465)	—		—
J.P. Morgan Securities LLC	14,490,445	(14,490,445)	—		—
Jefferies LLC	412,638	(412,638)	—		—
Morgan Stanley	17,568,811	(17,568,811)	—		—
Nomura Securities International, Inc.	3,136,711	(3,136,711)	—		—
Pershing LLC	3,411,226	(3,411,226)	—		—
RBC Capital Markets LLC	5,156,123	(5,156,123)	—		—
Scotia Capital (USA), Inc.	452,438	(452,438)	—		—
State Street Bank & Trust Co.	564,358	(564,358)	—		—
Wells Fargo Securities LLC	1,755,439	(1,755,439)	—		—

	$118,369,214	$(118,369,214)	$—		$—

Aaa - A Rated Corporate Bond
Barclays Bank PLC	$5,448,906	$(5,448,906)	$—		$—
Barclays Capital, Inc.	1,819,747	(1,819,747)	—		—
BMO Capital Markets Corp.	516,057	(516,057)	—		—
BNP Paribas SA	15,107,699	(15,107,699)	—		—
BofA Securities, Inc.	4,451,226	(4,451,226)	—		—
Citigroup Global Markets, Inc.	2,439,416	(2,439,416)	—		—
Deutsche Bank Securities, Inc.	1,880,821	(1,880,821)	—		—
Goldman Sachs & Co. LLC	7,773,338	(7,773,338)	—		—
HSBC Securities (USA), Inc.	718,589	(718,589)	—		—
J.P. Morgan Securities LLC	6,707,558	(6,707,558)	—		—
Jefferies LLC	819,965	(819,965)	—		—
Morgan Stanley	7,903,517	(7,903,517)	—		—
Nomura Securities International, Inc	582,876	(582,876)	—		—
Pershing LLC	2,151,395	(2,151,395)	—		—
RBC Capital Markets LLC	5,065,026	(5,065,026)	—		—
Scotia Capital (USA), Inc.	1,139,956	(1,139,956)	—		—
State Street Bank & Trust Co.	1,432,442	(1,432,442)	—		—
Toronto-Dominion Bank	178,554	(178,554)	—		—
Wells Fargo Securities LLC	1,466,813	(1,466,813)	—		—

	$67,603,901	$(67,603,901)	$—		$—

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Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

BB Rated Corporate Bond
Barclays Bank PLC	$2,150,849	$(2,150,849)	$—		$—
Barclays Capital, Inc.	807,448	(807,448)	—		—
BMO Capital Markets Corp.	627,511	(627,511)	—		—
BNP Paribas SA	16,231,311	(16,231,311)	—		—
BofA Securities, Inc.	396,769	(396,769)	—		—
Citadel Clearing LLC	871,912	(871,912)	—		—
Citigroup Global Markets, Inc.	399,268	(399,268)	—		—
J.P. Morgan Securities LLC	6,667,833	(6,667,833)	—		—
Jefferies LLC	2,248,267	(2,248,267)	—		—
Nomura Securities International, Inc	217,206	(217,206)	—		—
Pershing LLC	615,838	(615,838)	—		—
RBC Capital Markets LLC	2,645,994	(2,645,994)	—		—
Scotia Capital (USA), Inc.	1,988,173	(1,988,173)	—		—
State Street Bank & Trust Co.	5,773,567	(5,773,567)	—		—
Toronto-Dominion Bank	343,728	(343,728)	—		—

	$41,985,674	$(41,985,674)	$—		$—

Convertible Bond
Barclays Bank PLC	$767,659	$(767,659)	$—		$—
BNP Paribas SA	484,974	(484,974)	—		—
BofA Securities, Inc.	6,391	(6,391)	—		—
HSBC Bank PLC	6,585	(6,585)	—		—
Jefferies LLC	121,027	(121,027)	—		—

	$1,386,636	$(1,386,636)	$—		$—

Floating Rate Bond
Barclays Bank PLC	$36,514,549	$(36,514,549)	$—		$—
Barclays Capital, Inc.	5,819,297	(5,819,297)	—		—
BMO Capital Markets Corp.	1,673,494	(1,673,494)	—		—
BNP Paribas SA	14,801,086	(14,801,086)	—		—
BofA Securities, Inc.	4,701,388	(4,701,388)	—		—
Citigroup Global Markets, Inc.	17,243,994	(17,243,994)	—		—
Goldman Sachs & Co. LLC	25,216,063	(25,216,063)	—		—
HSBC Securities (USA), Inc.	3,502,362	(3,502,362)	—		—
J.P. Morgan Securities LLC	39,160,994	(39,160,994)	—		—
Mizuho Securities USA LLC	3,304,782	(3,304,782)	—		—
Morgan Stanley	13,229,505	(13,229,505)	—		—
Nomura Securities International, Inc.	78,324,696	(78,324,696)	—		—
Pershing LLC	7,616,177	(7,616,177)	—		—
RBC Capital Markets LLC	2,195,342	(2,195,342)	—		—
Scotia Capital (USA), Inc.	77,583	(77,583)	—		—
Wells Fargo Securities LLC	5,524,047	(5,524,047)	—		—

	$258,905,359	$(258,905,359)	$—		$—

USD Green Bond
Barclays Capital, Inc.	$938,892	$(938,892)	$—		$—
BMO Capital Markets Corp.	256	(256)	—		—
BNP Paribas SA	394,049	(394,049)	—		—
BofA Securities, Inc.	2,727,204	(2,727,204)	—		—
Citadel Clearing LLC	637,700	(637,700)	—		—
Citigroup Global Markets, Inc.	1,392,801	(1,392,801)	—		—
J.P. Morgan Securities LLC	11,025,684	(11,025,684)	—		—
Jefferies LLC	196,468	(196,468)	—		—
Morgan Stanley	2,688,728	(2,688,728)	—		—
Pershing LLC	695,259	(695,259)	—		—
RBC Capital Markets LLC	801,134	(801,134)	—		—
Scotia Capital (USA), Inc.	1,741,916	(1,741,916)	—		—

	$23,240,091	$(23,240,091)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

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Notes to Financial Statements  (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

0-5 Year Investment Grade Corporate Bond	0.06%
Aaa - A Rated Corporate Bond	0.15
BB Rated Corporate Bond	0.25
Convertible Bond	0.20
Floating Rate Bond	0.15
USD Green Bond	0.20

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations does not include acquired fund fees and expenses. BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any).

For the iShares BB Rated Corporate Bond ETF, BFA elected to implement a voluntary fee waiver at an annual rate of 0.10%. This voluntary fee waiver for the Fund was discontinued on October 31, 2023. For the iShares USD Green Bond Fund ETF, BFA elected to implement a voluntary fee waiver at an annual rate of 0.12%. This voluntary fee waiver for the Fund was discontinued on March 8, 2023. Any voluntary waiver or reimbursement implemented by BFA may be eliminated by BFA at any time.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended October 31, 2023, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

iShares ETF	Amounts Waived

BB Rated Corporate Bond	$280,227
USD Green Bond	123,618

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the iShares USD Green Bond ETF.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

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Notes to Financial Statements  (continued)

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended October 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

0-5 Year Investment Grade Corporate Bond	$179,698
Aaa - A Rated Corporate Bond	89,868
BB Rated Corporate Bond	62,571
Convertible Bond	324
Floating Rate Bond	379,742
USD Green Bond	49,250

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

0-5 Year Investment Grade Corporate Bond	$630,556,885	$612,088,917
Aaa - A Rated Corporate Bond	146,241,569	134,522,643
BB Rated Corporate Bond	61,310,002	64,068,170
Convertible Bond	339,489,566	313,448,552
Floating Rate Bond	3,508,248,022	2,779,546,687
USD Green Bond	59,175,236	61,322,202

For the year ended October 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

0-5 Year Investment Grade Corporate Bond	$455,115,499	$1,233,087,517
Aaa - A Rated Corporate Bond	350,699,731	184,410,692
BB Rated Corporate Bond	114,063,981	176,419,861
Convertible Bond	445,357,309	938,408,100
Floating Rate Bond	515,200,154	2,391,448,533
USD Green Bond	38,772,024	—

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

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Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

0-5 Year Investment Grade Corporate Bond	$(30,757,457)	$30,757,457
Aaa - A Rated Corporate Bond	(10,922,062)	10,922,062
BB Rated Corporate Bond	4,730,248	(4,730,248)
Convertible Bond	(10,404,044)	10,404,044
Floating Rate Bond	(6,131,335)	6,131,335

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/23	Year Ended 10/31/22

0-5 Year Investment Grade Corporate Bond
Ordinary income	$77,300,294	$43,850,920
Long-term capital gains	—	3,170,676

	$77,300,294	$47,021,596

Aaa - A Rated Corporate Bond
Ordinary income	$28,936,173	$25,462,884

BB Rated Corporate Bond
Ordinary income	$17,628,446	$6,590,214
Long-term capital gains	—	10,294

	$17,628,446	$6,600,508

Convertible Bond
Ordinary income	$27,564,389	$57,140,640
Long-term capital gains	—	75,045,375

	$27,564,389	$132,186,015

Floating Rate Bond
Ordinary income	$412,010,948	$95,055,574

USD Green Bond
Ordinary income	$10,668,908	$6,645,338

As of October 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

0-5 Year Investment Grade Corporate Bond	$6,302,083	$(21,860,093)	$(110,953,847)	$(126,511,857)
Aaa - A Rated Corporate Bond	3,138,676	(24,722,908)	(168,158,057)	(189,742,289)
BB Rated Corporate Bond	1,302,316	(6,647,297)	(16,785,366)	(22,130,347)
Convertible Bond	7,090,918	(110,724,416)	(319,599,105)	(423,232,603)
Floating Rate Bond	38,192,559	(76,029,485)	(5,025,989)	(42,862,915)
USD Green Bond	1,054,970	(22,094,411)	(36,381,695)	(57,421,136)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the classification of investments, dividends deemed recognized for tax purposes and the timing and recognition of realized gains/losses for tax purposes.

N O T E S T O F I N A N C I A L S T A T E M E N T S	129

Notes to Financial Statements  (continued)

As of October 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

0-5 Year Investment Grade Corporate Bond	$2,447,121,047	$2,026,905	$(112,980,752)	$(110,953,847)
Aaa - A Rated Corporate Bond	1,152,019,888	546,400	(168,704,457)	(168,158,057)
BB Rated Corporate Bond	320,924,099	451,000	(17,236,366)	(16,785,366)
Convertible Bond	1,639,818,768	20,645,370	(340,244,475)	(319,599,105)
Floating Rate Bond	7,935,691,233	7,805,413	(12,831,402)	(5,025,989)
USD Green Bond	371,413,494	93,910	(36,475,447)	(36,381,537)

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

130	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Funds invest.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

Certain Funds invest a significant portion of their assets within the financials sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted, but may negatively impact the Funds.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The Funds may be exposed to financial instruments that recently transitioned from, or continue to be tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The Secured Overnight Financing Rate (“SOFR”) has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

N O T E S T O F I N A N C I A L S T A T E M E N T S	131

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 10/31/23		Year Ended 10/31/22

iShares ETF	Shares	Amount	Shares	Amount

0-5 Year Investment Grade Corporate Bond
Shares sold	9,750,000	$468,137,257	25,450,000	$1,245,637,685
Shares redeemed	(26,400,000)	(1,269,400,740)	(11,200,000)	(557,621,546)

	(16,650,000)	$(801,263,483)	14,250,000	$688,016,139

Aaa - A Rated Corporate Bond
Shares sold	7,650,000	$359,682,702	11,250,000	$559,589,549
Shares redeemed	(4,050,000)	(189,592,400)	(14,950,000)	(715,166,498)

	3,600,000	$170,090,302	(3,700,000)	$(155,576,949)

BB Rated Corporate Bond
Shares sold	2,650,000	$116,402,308	6,350,000	$287,526,706
Shares redeemed	(4,050,000)	(182,771,339)	(650,000)	(30,777,808)

	(1,400,000)	$(66,369,031)	5,700,000	$256,748,898

Convertible Bond
Shares sold	6,050,000	$451,742,482	17,350,000	$1,320,324,630
Shares redeemed	(13,350,000)	(963,529,127)	(10,050,000)	(806,767,555)

	(7,300,000)	$(511,786,645)	7,300,000	$513,557,075

Floating Rate Bond
Shares sold	16,000,000	$809,394,429	61,800,000	$3,125,726,196
Shares redeemed	(49,300,000)	(2,484,929,861)	(17,400,000)	(874,654,600)

	(33,300,000)	$(1,675,535,432)	44,400,000	$2,251,071,596

USD Green Bond
Shares sold	850,000	$39,376,930	1,900,000	$95,766,234

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

132	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the six funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

  iShares 0-5 Year Investment Grade Corporate Bond ETF

  iShares Aaa - A Rated Corporate Bond ETF

  iShares BB Rated Corporate Bond ETF

  iShares Convertible Bond ETF

  iShares Floating Rate Bond ETF

  iShares USD Green Bond ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	133

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended October 31, 2023:

iShares ETF	Qualified Dividend Income

Convertible Bond	$3,546,607

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned for the fiscal year ended October 31, 2023:

iShares ETF	Foreign Source Income Earned

Floating Rate Bond	$181,427,385
USD Green Bond	6,226,072

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2023:

iShares ETF	Federal Obligation Interest

0-5 Year Investment Grade Corporate Bond	$9,669
Aaa - A Rated Corporate Bond	86,389
BB Rated Corporate Bond	61,392
Convertible Bond	298,374
Floating Rate Bond	4,197,620
USD Green Bond	59,346

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended October 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Convertible Bond	13.21%

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2023:

iShares ETF	Interest Dividends

0-5 Year Investment Grade Corporate Bond	$76,469,425
Aaa - A Rated Corporate Bond	29,586,737
BB Rated Corporate Bond	17,320,407
Convertible Bond	22,899,401
Floating Rate Bond	412,027,414
USD Green Bond	10,621,397

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2023:

iShares ETF	Interest-Related Dividends

0-5 Year Investment Grade Corporate Bond	$62,161,082
Aaa - A Rated Corporate Bond	24,413,061
BB Rated Corporate Bond	14,783,662
Convertible Bond	20,876,130
Floating Rate Bond	241,527,988
USD Green Bond	4,743,813

134	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares 0-5 Year Investment Grade Corporate Bond ETF, iShares Floating Rate Bond ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	135

Board Review and Approval of Investment Advisory Contract   (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract   (continued)

iShares Aaa - A Rated Corporate Bond ETF, iShares BB Rated Corporate Bond ETF, iShares Convertible Bond ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract   (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract   (continued)

iShares USD Green Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited, (together the “Advisory Agreements”), on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreements for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA and BlackRock International Limited; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board further noted that BFA pays BlackRock International Limited for sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement(s).

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA and BlackRock International Limited under the Advisory Agreements for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, including those of the Sub-Advisor(s), as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding investment performance, investment and risk management processes and strategies for BFA and BlackRock International Limited, which were provided at the May 2, 2023 meeting and throughout the year and matters related to BFA’s portfolio compliance program and other compliance programs and services.

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Board Review and Approval of Investment Advisory Contract   (continued)

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

140	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract   (continued)

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	141

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
USD Green Bond	$1.613988	$—	$—	$1.613988	100%	—%	—%	100%

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

142	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of October 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	143

Trustee and Officer Information (unaudited)  (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

144	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited)  (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	145

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

146	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

USD	United States Dollar

Portfolio Abbreviation

AGM	Assured Guaranty Municipal Corp.

CMT	Constant Maturity Treasury

LIBOR	London Interbank Offered Rate

PIK	Payment-in-kind

PJSC	Public Joint Stock Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

SOFR	Secured Overnight Financing Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	147

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iShares.com   |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, ICE Data Indices, LLC, or Markit Indices Limited, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1004-1023

OCTOBER 31, 2023

2023 Annual Report

iShares Trust

•	iShares 0-5 Year TIPS Bond ETF | STIP | NYSE Arca

•	iShares CMBS ETF | CMBS | NYSE Arca

•	iShares GNMA Bond ETF | GNMA | NASDAQ

•	iShares TIPS Bond ETF | TIP | NYSE Arca

•	iShares Treasury Floating Rate Bond ETF | TFLO | NYSE Arca

•	iShares U.S. Treasury Bond ETF | GOVT | Cboe BZX

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	1.39%	10.14%

U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)

International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40

Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

U.S. Bond Market Overview

The U.S. fixed-income market, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a return of 0.36% for the 12 months ended October 31, 2023 (the “reporting period”). The benefit of income outweighed the effect of falling prices, leading to a narrow gain.

Several factors played a role in the weak showing for bonds. When the reporting period began, the market was seeing support from a decline in inflation from the peak reached in the months following the outbreak of war in Ukraine. The easing of price pressures fueled expectations that the U.S. Federal Reserve (Fed) could be nearing the end of its long series of interest rate hikes, leading to positive market performance in late 2022. As 2023 progressed, however, the combination of persistent inflation and communications from Fed officials made it clear that although rate hikes were indeed winding down, interest rates were likely to remain “higher for longer.” Continued strength in economic growth, together with elevated housing prices and robust employment, reinforced the notion that the Fed would need to maintain high rates to prevent a reacceleration of inflation. The Fed ultimately raised rates six times over the course of the 12-month period, bringing the benchmark fed funds rate from a range of 3.0-3.25% to 5.25%-5.50%. More important, however, was the fact that the markets continued to push out expectations for the central bank’s first rate cut. At the beginning of the period, the futures markets were indicating the initial rate reduction would occur in the second half of 2023. In contrast, the expected timing had shifted to late 2024 by the end of October.

In this environment, U.S. Treasury yields moved higher across the maturity spectrum (as prices fell). The two-year note climbed 4.48% to 5.09% over the course of the 12-month period, while the 10-year yield rose from 4.05% to 4.93%. Both issues finished October 2023 near their highest levels since 2007. The government bond market, in addition to being affected by rising interest rates, was further pressured by worries that the need for increased Treasury issuance would create an imbalance of supply and demand in the market.

The volatility in U.S. Treasuries, together with lower mortgage pre-payments and the Fed’s efforts to reduce the fixed-income holdings on its balance sheet, caused mortgage-backed securities to finish with a negative return. Conversely, the other major segments of the securitized category—asset-backed securities and commercial mortgage-backed securities—posted gains. Investment-grade corporate bonds also produced positive returns and outpaced Treasuries. The asset class benefited from a larger contribution from income and a decline in its yield spreads versus government issues.

Bonds with maturities of ten years and above, which are most sensitive to rate movements, trailed the broader market. On the other hand, issues in the three- to- seven-year maturity range outperformed. Higher-rated investment-grade bonds, whose performance is dictated more by interest-rate trends than credit developments, generally lagged lower-rated securities.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® 0-5 Year TIPS Bond ETF

Investment Objective

The iShares 0-5 Year TIPS Bond ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds with remaining maturities of less than or equal to five years, as represented by the ICE US Treasury 0-5 Year Inflation Linked Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	2.56%	3.01%	1.70%	2.56%	15.96%	18.39%
Fund Market	2.60	3.02	1.70	2.60	16.03	18.41
Index(a)	2.61	2.96	1.72	2.61	15.70	18.58
Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L)	2.61	2.96	1.72	2.61	15.70	18.58
ICE US Treasury 0-5 Year Inflation Linked Bond Index(b)	2.63	2.96	N/A	2.63	15.72	N/A

(a)

Index performance through January 31, 2023 reflects the performance of the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series L). Index performance beginning on February 1, 2023 reflects the performance of the ICE US Treasury 0-5 Year Inflation Linked Bond Index, which effective as of February 1, 2023, replaced the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L) as the underlying index of the fund.

(b)

The inception date of the ICE US Treasury 0-5 Year Inflation Linked Bond Index was February 28, 2017. The cumulative total return for this index for the period February 28, 2017 through October 31, 2023 was 18.76%.

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 999.40	$ 0.15		$ 1,000.00	$ 1,025.10	$ 0.15		0.03%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2023 (continued)	iShares® 0-5 Year TIPS Bond ETF

Portfolio Management Commentary

Shorter-maturity TIPS posted a modest positive return for the period as inflation expectations remained reasonably elevated and Treasury yields moved higher.

Given continued strength in economic growth and inflation that remained above its 2% target, the U.S. Federal Reserve (the Fed) raised its benchmark overnight lending rate six times over the course of the 12-month period, bringing the fed funds target from a range of 3.0-3.25% to 5.25%-5.50%. In addition, the Fed indicated that rates were likely to stay “higher for longer”. The U.S. government’s mounting debt load and need for greater Treasury issuance also weighed on bond market sentiment. Against this backdrop, Treasury yields finished the period higher across the maturity spectrum. To illustrate, the two-year Treasury yield rose from 4.48% to 5.09%while the 10-year yield rose from 4.05% to 4.93%

Performance for TIPS is influenced both by the direction of interest rates and changes in inflation expectations. The rise in Treasury yields pressured TIPS performance in absolute terms, most notably for longer-maturity TIPS which are more interest rate sensitive. In addition, the five-year “breakeven” inflation rate for TIPS, which measures expectations for annualized inflation five years from the present, declined slightly during the reporting period, finishing at 2.40% vs. 2.67% 12 months earlier (source: St. Louis Fed).

Portfolio Information

MATURITY ALLOCATION

Maturity	Percent of Total Investments	(a)

0-1 Year	20.2%
1-2 Years	22.1
2-3 Years	16.7
3-4 Years	21.5
4-5 Years	19.5

(a)	Excludes money market funds.

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

U.S. Treasury Inflation-Indexed Bonds, 1.25%, 04/15/28	8.9%
U.S. Treasury Inflation-Indexed Bonds, 1.63%, 10/15/27	7.1
U.S. Treasury Inflation-Indexed Bonds, 0.63%, 01/15/24	6.1
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/25	6.0
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/27	5.9

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® CMBS ETF

Investment Objective

The iShares CMBS ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade commercial mortgage-backed securities, as represented by the Bloomberg U.S. CMBS (ERISA Only) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	1.58%	0.61%	1.13%	1.58%	3.08%	11.86%
Fund Market	1.70	0.58	1.00	1.70	2.95	10.48
Index	1.93	0.92	1.43	1.93	4.68	15.29

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 965.20	$ 1.24		$ 1,000.00	$ 1,023.90	$ 1.28		0.25%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2023 (continued)	iShares® CMBS Bond ETF

Portfolio Management Commentary

Given continued strength in economic growth, and inflation that remained above its 2% target, the U.S. Federal Reserve (the Fed) raised its benchmark overnight lending rate six times over the course of the 12-month period, bringing the fed funds target from a range of 3.0-3.25% to 5.25%-5.50%. In addition, the Fed indicated that rates were likely to stay “higher for longer”. The U.S. government’s mounting debt load and need for greater Treasury issuance also weighed on bond market sentiment. Against this backdrop, Treasury yields finished the period higher across the curve. To illustrate, the two-year Treasury yield rose from 4.48% to 5.09% while the bellwether 10-year yield rose from 4.05% to 4.93%.

Against this backdrop of rising rates and higher financing costs, the CMBS market in aggregate posted a marginally positive return for the 12 months as performance continued to vary across property types. Sentiment around CMBS collateralized by office properties continued to suffer from remote or hybrid work policies and higher vacancy rates relative to pre-pandemic levels, leading to a flight to quality within the segment. Performance held up better for issues backed by hotel and multifamily properties which benefited from, respectively, strong consumer spending and high housing rental rates.

Demand for the CMBS sector in general has fallen given the higher risk of defaults and extensions in the collateral. Modeling these securities is becoming increasingly difficult and as a result the market is seeing much wider dispersion in trading levels and less depth. With higher benchmark interest rates and wider spreads in the CMBS market, borrowers are facing a more stringent lending environment relative to the last few years. With new loans being originated at higher rates the debt service coverage ratio minimums may become increasingly difficult to meet. This will be especially true for property types that are experiencing secular headwinds as a result of the pandemic. Higher debt service could impact the amount of proceeds available to them at refinancing, increasing the probability of default. CMBS lenders may also be selective when originating new loans in the current environment, which could exacerbate the performance dispersion among property types.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Rating*	Percent of Total Investments(a)

Aaa	57.4%
Aa	3.8
A	0.5
Baa	0.5
Ba	0.1
Not Rated	37.7

MATURITY ALLOCATION

Maturity	Percent of Total Investments(a)

0-1 Year	0.1%
1-5 Years	16.6
5-10 Years	29.8
10-15 Years	1.4
15-20 Years	0.4
20-25 Years	6.9
25-30 Years	28.7
30-35 Years	11.6
35-40 Years	3.6
More than 40 Years	0.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® GNMA Bond ETF

Investment Objective

The iShares GNMA Bond ETF (the “Fund”) seeks to track the investment results of an index composed of mortgage-backed pass-through securities guaranteed by the Government National Mortgage Association (GNMA or Ginnie Mae), as represented by the Bloomberg U.S. GNMA Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(1.05)%	(1.05)%	0.11%	(1.05)%	(5.14)%	1.11%
Fund Market	(1.07)	(1.06)	0.06	(1.07)	(5.21)	0.63
Index	(0.80)	(0.91)	0.31	(0.80)	(4.47)	3.12

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 932.60	$ 0.44		$ 1,000.00	$ 1,024.80	$ 0.46		0.09%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2023 (continued)	iShares® GNMA Bond ETF

Portfolio Management Commentary

GNMA performance as gauged by the Index was negative as rising interest rates weighed on the sector.

Given continued strength in economic growth and inflation that remained above its 2% target, the U.S. Federal Reserve (the Fed) raised its benchmark overnight lending rate six times over the course of the 12-month period, bringing the fed funds target from a range of 3.0-3.25% to 5.25%-5.50%. In addition, the Fed indicated that rates were likely to stay “higher for longer”. The U.S. government’s mounting debt load and need for greater Treasury issuance also weighed on bond market sentiment. Against this backdrop, Treasury yields finished the period higher across the maturity spectrum. To illustrate, the two-year Treasury yield rose from 4.48% to 5.09% while the bellwether 10-year yield rose from 4.05% to 4.93%.

While GNMA payments of principal and interest are guaranteed by the U.S. government, mortgage-backed securities including GNMAs typically perform best in a relatively stable interest rate environment. The dramatic upward shift in Treasury yields seen over the past two years has resulted in historically low prepayments on underlying mortgages, leading to extended durations and greater interest rate sensitivity for existing GNMAs. This shift in the perceived risk/reward profile for GNMAs pushed spreads relative to Treasuries wider for the asset class and weighed on Index performance for the period as reflected in a modest negative return.

Portfolio Information

MATURITY ALLOCATION

Maturity	Percent of Total Investments(a)

5-10 Years	1.2%
10-15 Years	0.3
15-20 Years	2.2
20-25 Years	16.2
25-30 Years	71.6
30-35 Years	8.5

(a)	Excludes money market funds.

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Government National Mortgage Association, 2.00%, 12/20/51	6.9%
Government National Mortgage Association, 5.50%, 04/20/53	3.3
Government National Mortgage Association, 2.00%, 02/20/51	3.3
Government National Mortgage Association, 2.50%, 08/20/51	3.0
Government National Mortgage Association, 2.50%, 07/20/51	2.8

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® TIPS Bond ETF

The iShares TIPS Bond ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds, as represented by the ICEUS Treasury Inflation Linked Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(0.87)%	2.08%	1.46%	(0.87)%	10.85%	15.59%
Fund Market	(0.91)	2.09	1.47	(0.91)	10.92	15.74
Index(a)	(0.72)	2.27	1.61	(0.72)	11.87	17.37
Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	(0.72)	2.27	1.61	(0.72)	11.87	17.37
ICE US Treasury Inflation Linked Bond Index(b)	(0.64)	2.27	N/A	(0.64)	11.89	N/A

(a)

Index performance through January 31, 2023 reflects the performance of the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series L). Index performance beginning on February 1, 2023 reflects the performance of the ICE US Treasury Inflation Linked Bond Index, which effective as of February 1, 2023, replaced the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L) as the underlying index of the fund.

(b)	The inception date of the ICE US Treasury Inflation Linked Bond Index was June 30, 2016. The cumulative total return for this index for the period June 30, 2016 through October 31, 2023 was 11.02%.

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$951.90	$0.93		$1,000.00	$1,024.20	$0.97		0.19%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2023 (continued)	iShares® TIPS Bond ETF

Portfolio Management Commentary

As gauged by the Index, the TIPS market in aggregate finished the period with a modest negative return.

Given continued strength in economic growth and inflation that remained above its 2% target, the U.S. Federal Reserve (the Fed) raised its benchmark overnight lending rate six times over the course of the 12-month period, bringing the fed funds target from a range of 3.0-3.25% to 5.25%-5.50%. In addition, the Fed indicated that rates were likely to stay “higher for longer”. The U.S. government’s mounting debt load and need for greater Treasury issuance also weighed on bond market sentiment. Against this backdrop, Treasury yields finished the period higher across the maturity spectrum. To illustrate, the two-year Treasury yield rose from 4.48% to 5.09%while the 10-year yield rose from 4.05% to 4.93%.

Performance for TIPS is influenced both by the direction of interest rates and changes in inflation expectations. The rise in Treasury yields pressured TIPS performance in absolute terms, most notably for longer-maturity TIPS which are more interest rate sensitive. In addition, the five-year “breakeven” inflation rate for TIPS, which measures expectations for annualized inflation five years from the present, declined slightly during the reporting period, finishing at 2.40% vs. 2.67% 12 months earlier, while the 10-year breakeven ended the period at 2.42% vs. 2.52% a year earlier. (source: St. Louis Fed). Within the Index, performance was led by short and intermediate maturities while returns for TIPS above 10 years were well into negative territory.

Portfolio Information

MATURITY ALLOCATION

Maturity	Percent of Total Investments(a)

0-1 Year	1.3%
1-5 Years	52.5
5-10 Years	33.1
15-20 Years	3.4
20-25 Years	5.8
25-30 Years	3.9

(a)	Excludes money market funds.

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments(a)

U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/25	4.2%
U.S. Treasury Inflation-Indexed Bonds, 0.63%, 07/15/32	3.8
U.S. Treasury Inflation-Indexed Bonds, 0.63%, 01/15/26	3.8
U.S. Treasury Inflation-Indexed Bonds, 1.25%, 04/15/28	3.7
U.S. Treasury Inflation-Indexed Bonds, 1.63%, 10/15/27	3.7

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® Treasury Floating Rate Bond ETF

Investment Objective

The iShares Treasury Floating Rate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury floating rate bonds, as represented by the Bloomberg U.S. Treasury Floating Rate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	5.05%	1.81%	1.24%	5.05%	9.36%	12.71%
Fund Market	5.03	1.80	1.24	5.03	9.35	12.75
Index	5.21	1.95	1.35	5.21	10.16	13.96

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was February 3, 2014. The first day of secondary market trading was February 4, 2014.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,027.50	$ 0.77		$ 1,000.00	$ 1,024.40	$ 0.77		0.15%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of October 31, 2023 (continued)	iShares® Treasury Floating Rate Bond ETF

Portfolio Management Commentary

Treasury floating rate notes (FRNs) posted a strong positive return for the period as short term rates moved higher.

Given continued strength in economic growth and inflation that remained above its 2% target, the U.S. Federal Reserve (the Fed) raised its benchmark overnight lending rate six times over the course of the 12-month period, bringing the fed funds target from a range of 3.0-3.25% to 5.25%-5.50%. In addition, the Fed indicated that rates were likely to stay “higher for longer”. The U.S. government’s mounting debt load and need for greater Treasury issuance also weighed on bond market sentiment. Against this backdrop, Treasury yields finished the period higher across the maturity spectrum. To illustrate, the two-year Treasury yield rose from 4.48% to 5.09% while the 10-year yield rose from 4.05% to 4.93%.

Treasury FRNs are issued with maturities of two years and coupons that reset periodically based on the three-month Treasury bill rate. As a result, prices for FRNs are relatively unimpacted by the direction of market interest rates. Moreover, FRN performance benefits from increases in short-term Treasury yields, resulting in a strong positive return for the 12 months as the yield on the 3-month Treasury rose from 4.07% to 5.47%.

Portfolio Information

MATURITY ALLOCATION

Maturity	Percent of Total Investments(a)

0-1 Year	40.1%
1-2 Years	59.9

(a)	Excludes money market funds.

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments(a)

U.S. Treasury Floating Rate Note, 5.54%, 10/31/24	18.7%
U.S. Treasury Floating Rate Note, 5.43%, 07/31/24	14.4
U.S. Treasury Floating Rate Note, 5.32%, 04/30/24	13.0
U.S. Treasury Floating Rate Note, 5.38%, 01/31/24	12.8
U.S. Treasury Floating Rate Note, 5.52%, 07/31/25	12.4

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® U.S. Treasury Bond ETF

Investment Objective

The iShares U.S. Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds, as represented by the ICE U.S. Treasury Core Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(0.54)%	(0.29)%	0.37%	(0.54)%	(1.43)%	3.81%
Fund Market	(0.62)	(0.31)	0.38	(0.62)	(1.52)	3.84
Index	(0.62)	(0.21)	0.46	(0.62)	(1.04)	4.73

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

On March 1, 2021 the Fund began to track the 4pm pricing variant of the ICE U.S. Treasury Core Bond Index. Index data on and after March 1, 2021 is for the 4pm pricing variant of the ICE U.S. Treasury Core Bond Index. Historical index data from July 1, 2016 through February 28, 2021 is for the 3pm pricing variant of the ICE U.S. Treasury Core Bond Index. Historical index data prior to July 1, 2016 is for the Barclays U.S. Treasury Bond Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 939.80	$ 0.24		$ 1,000.00	$ 1,025.00	$ 0.26		0.05%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of October 31, 2023 (continued)	iShares® U.S. Treasury Bond ETF

Portfolio Management Commentary

As gauged by the Index, U.S. Treasuries overall finished with a modest negative return for the 12 months ended October 31, 2023.

Given continued strength in economic growth and inflation that remained above its 2% target, the U.S. Federal Reserve (the Fed) raised its benchmark overnight lending rate six times over the course of the 12-month period, bringing the fed funds target from a range of 3.0-3.25% to 5.25%-5.50%. In addition, the Fed indicated that rates were likely to stay “higher for longer”. The U.S. government’s mounting debt load and need for greater Treasury issuance also weighed on bond market sentiment. Against this backdrop, Treasury yields finished the period higher across the maturity spectrum. To illustrate, the two-year Treasury yield rose from 4.51% to 5.07% while the 10-year yield rose from 4.10% to 4.88%.

Given their greater interest rate sensitivity, returns for Treasuries with maturities of ten years and above were well into negative territory for the 12 months, while returns were positive for Treasuries with maturities under seven years, led by the 0-3 year segment.

Portfolio Information

MATURITY ALLOCATION

Maturity	Percent of Total Investments(a)

0-1 Year	2.8%
1-5 Years	51.1
5-10 Years	28.1
10-15 Years	0.9
15-20 Years	4.8
More than 20 Years	12.3

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments(a)

U.S. Treasury Note/Bond, 1.38%, 11/15/31	5.0%
U.S. Treasury Note/Bond, 1.88%, 02/15/51	3.3
U.S. Treasury Note/Bond, 3.13%, 11/15/28	3.3
U.S. Treasury Note/Bond, 2.63%, 02/15/29	3.2
U.S. Treasury Note/Bond, 2.38%, 08/15/24	2.7

(a)	Excludes money market funds.

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	17

Schedule of Investments October 31, 2023	iShares® 0-5 Year TIPS Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 99.4%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 07/15/24	$516,441	$504,491,840
0.13%, 10/15/24	469,939	455,950,969
0.13%, 04/15/25	568,538	542,812,993
0.13%, 10/15/25	466,513	442,603,845
0.13%, 04/15/26	393,022	367,532,839
0.13%, 07/15/26	462,017	432,035,631
0.13%, 10/15/26	466,646	433,865,562
0.13%, 04/15/27	588,504	539,015,483
0.25%, 01/15/25	527,712	508,067,158
0.38%, 07/15/25	439,752	421,216,649
0.38%, 01/15/27	374,389	347,863,528
0.38%, 07/15/27	381,690	352,985,350
0.50%, 04/15/24	319,362	313,978,868
0.50%, 01/15/28	447,898	411,020,555
0.63%, 01/15/24	562,827	557,770,590
0.63%, 01/15/26	228,859	217,701,750
0.75%, 07/15/28	93,586	86,573,481
1.25%, 04/15/28	854,820	808,080,510
1.63%, 10/15/27	668,672	646,293,743
1.75%, 01/15/28	69,208	66,891,445
2.00%, 01/15/26	69,062	67,673,897
2.38%, 01/15/25	95,734	94,521,400
2.38%, 01/15/27	66,788	66,102,167

Security	Par (000)	Value

U.S. Government Obligations (continued)
2.38%, 10/15/28	$200,478	$199,830,622
3.63%, 04/15/28	191,009	199,331,248

		9,084,212,123

Total Long-Term Investments — 99.4% (Cost: $9,667,466,584)		9,084,212,123

	Shares

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(a)(b)	50,020,000	50,020,000

Total Short-Term Securities — 0.5% (Cost: $50,020,000)		50,020,000

Total Investments — 99.9% (Cost: $9,717,486,584)		9,134,232,123

Other Assets Less Liabilities — 0.1%		4,801,921

Net Assets — 100.0%		$9,139,034,044

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$29,880,000	$20,140,000	(a)	$—	$—	$—	$50,020,000	50,020,000	$8,785,267	(b)	$74

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
U.S. Government Obligations	$—	$9,084,212,123	$—	$9,084,212,123
Short-Term Securities
Money Market Funds	50,020,000	—	—	50,020,000

	$50,020,000	$9,084,212,123	$—	$9,134,232,123

See notes to financial statements.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® CMBS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collaterized Mortgage Obligations

Mortgage-Backed Securities — 61.9%
Bank
3.30%, 05/15/64 (Call 05/15/31)	$500	$303,730
3.39%, 06/15/60 (Call 07/15/27)	1,000	905,108
3.74%, 02/15/52 (Call 02/15/29)	600	530,493
3.79%, 04/15/65(a)	500	417,246
4.26%, 05/15/61 (Call 05/15/28)(a)	1,010	927,606
5.20%, 02/15/56 (Call 02/15/33)	500	460,319
Series 2017, Class A5, 3.44%, 09/15/60 (Call 09/15/27)	220	198,272
Series 2017-BNK4, Class AS, 3.78%, 05/15/50 (Call 04/15/27)	500	446,160
Series 2017-BNK4, Class ASB, 3.42%, 05/15/50 (Call 04/15/27)	199	190,771
Series 2017-BNK4, Class C, 4.37%, 05/15/50 (Call 04/15/27)(a)	485	379,102
Series 2017-BNK7, Class B, 3.95%, 09/15/60 (Call 09/15/27)	550	439,084
Series 2017-BNK8, Class A3, 3.23%, 11/15/50 (Call 11/15/27)	683	610,152
Series 2017-BNK8, Class AS, 3.73%, 11/15/50 (Call 11/15/27)	1,000	856,085
Series 2018-BN10, Class C, 4.16%, 02/15/61 (Call 02/15/28)(a)	800	625,771
Series 2018-BN14, Class A3, 3.97%, 09/15/60 (Call 09/15/28)	600	542,807
Series 2018-BN14, Class AS, 4.48%, 09/15/60 (Call 09/15/28)(a)	500	444,775
Series 2018-BN15, Class A3, 4.14%, 11/15/61 (Call 11/15/28)	490	443,762
Series 2018-BN15, Class A4, 4.41%, 11/15/61 (Call 11/15/28)(a)	1,015	932,407
Series 2019-BN16, Class AS, 4.27%, 02/15/52 (Call 02/15/29)	262	233,212
Series 2019-BN19, Class A3, 3.18%, 08/15/61 (Call 07/15/29)	497	411,524
Series 2019-BN20, Class A2, 2.76%, 09/15/62 (Call 10/15/29)	415	339,222
Series 2019-BN20, Class B, 3.40%, 09/15/62 (Call 10/15/29)(a)	1,000	729,699
Series 2019-BN21, Class A4, 2.60%, 10/17/52 (Call 10/15/29)	994	830,246
Series 2019-BN21, Class A5, 2.85%, 10/17/52 (Call 10/15/29)	500	412,056
Series 2019-BN22, Class A3, 2.73%, 11/15/62 (Call 11/15/29)	1,000	820,407
Series 2020-BN25, Class A3, 2.39%, 01/15/63 (Call 02/15/30)	508	466,297
Series 2020-BN26, Class B, 2.91%, 03/15/63 (Call 03/15/30)(a)	250	174,596
Series 2020-BN28, Class A4, 1.84%, 03/15/63 (Call 10/15/30)	500	376,363
Series 2020-BN29, Class C, 3.03%, 11/15/53 (Call 12/15/30)(a)	520	342,880
Series 2020-BN30, Class ABS, 1.67%, 12/15/53	240	201,937
Series 2021-BN32, Class AS, 2.64%, 04/15/54 (Call 04/15/31)	1,075	843,055
Series 2021-BN34, Class A5, 2.44%, 06/15/63 (Call 07/15/31)	244	180,586

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2021-BN34, Class AS, 2.57%, 06/15/63 (Call 07/15/31)	$500	$357,756
Series 2021-BN35, Class B, 2.53%, 06/15/64 (Call 08/15/31)	1,000	653,539
Series 2022-BNK40, Class AS, 3.39%, 03/15/64 (Call 03/15/32)(a)	1,000	774,646
Series 21-BN36, Class A5, 2.47%, 09/15/64 (Call 10/15/31)	750	571,115
Series2017-BNK4, Class A4, 3.63%, 05/15/50 (Call 04/15/27)	1,000	912,613
Bank of America Merrill Lynch Commercial Mortgage Trust
Series 2016-UB10, Class A4, 3.17%, 07/15/49 (Call 02/15/31)	800	737,913
Series 2016-UB10, Class B, 3.79%, 07/15/49 (Call 02/15/31)	250	222,298
Series 2017-BNK3, Class A4, 3.57%, 02/15/50 (Call 02/15/27)	1,000	919,552
Bank5
6.26%, 04/15/56 (Call 04/15/28)(a)	2,500	2,477,587
6.66%, 07/15/56	1,500	1,512,403
Barclays Commercial Mortgage Trust
Series 2019-C4, Class A5, 2.92%, 08/15/52 (Call 08/15/29)	1,000	837,739
Series 2019-C5, 2.81%, 11/15/52 (Call 11/15/29)	1,000	828,553
Series 2019-C5, Class A4, 3.06%, 11/15/52 (Call 11/15/29)	1,000	838,850
BBCMS Mortgage Trust
2.95%, 02/15/55 (Call 02/15/32)(a)	1,500	1,175,724
5.45%, 09/15/55 (Call 09/15/32)(a)	847	634,761
5.58%, 07/15/56	1,500	1,425,697
6.33%, 04/15/56 (Call 04/15/33)(a)	250	223,218
Series 2017-C1, Class A4, 3.67%, 02/15/50 (Call 02/15/27)	1,000	919,988
Series 2018-C2, Class C, 4.97%, 12/15/51 (Call 12/15/28)(a)	250	194,022
Series 2020-C6, Class A4, 2.64%, 02/15/53 (Call 02/15/30)	1,500	1,217,428
Series 2020-C7, Class A5, 2.04%, 04/15/53 (Call 04/15/30)	1,000	777,319
Series 2020-C7, Class AS, 2.44%, 04/15/53 (Call 04/15/30)	300	230,684
Series 2020-C8, Class A5, 2.04%, 10/15/53 (Call 10/15/30)	1,000	761,716
Series 2021-C11, Class A5, 2.32%, 09/15/54	1,500	1,132,978
Series 2021-C12, Class A4, 2.42%, 11/15/54	1,000	772,731
Series 2021-C12, Class C, 3.21%, 11/15/54(a)	500	301,549
Series 2022-C14, Class AS, 3.35%, 02/15/55 (Call 02/15/32)(a)	250	193,482
Series 2022-C15, Class A5, 3.66%, 04/15/55 (Call 04/15/32)(a)	1,640	1,354,520
Series 2022-C17, Class A4, 4.17%, 09/15/55 (Call 09/15/32)	1,000	846,167
BBCMS Mortgage Trust 2022-C18, 5.71%, 12/15/55 (Call 12/15/32)(a)	1,000	957,378
BBCMS Trust
Series 2021-C10, Class A5, 2.49%, 07/15/54 (Call 07/15/31)	500	387,929
Series 2021-C10, Class AS, 2.68%, 07/15/54 (Call 07/15/31)	500	374,403

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2023	iShares® CMBS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2021-C10, Class B, 2.49%, 07/15/54 (Call 07/15/31)	$1,000	$678,538
Series 2021-C10, Class C, 2.84%, 07/15/54 (Call 07/15/31)	500	295,977
Benchmark Mortgage Trust
2.58%, 03/15/54 (Call 03/15/31)	1,000	754,866
3.12%, 08/15/52 (Call 08/15/29)	1,660	1,399,718
3.20%, 01/15/55(a)	500	337,605
3.46%, 03/15/55 (Call 03/15/32)	1,000	807,017
4.44%, 05/15/55 (Call 05/15/32)(a)	750	637,071
Series 2018-B1, Class A5, 3.67%, 01/15/51 (Call 01/15/28)(a)	1,000	898,653
Series 2018-B1, Class AM, 3.88%, 01/15/51 (Call 01/15/28)(a)	500	436,762
Series 2018-B2, Class AS, 4.08%, 02/15/51 (Call 02/15/28)(a)	1,000	838,389
Series 2018-B2, Class C, 4.29%, 02/15/51 (Call 02/15/28)(a)	500	389,334
Series 2018-B3, Class A4, 3.76%, 04/10/51 (Call 04/10/28)	700	634,975
Series 2018-B4, Class ASB, 4.06%, 07/15/51 (Call 07/15/28)(a)	443	424,148
Series 2018-B4, Class C, 4.50%, 07/15/51 (Call 07/15/28)(a)	400	308,383
Series 2018-B5, Class B, 4.57%, 07/15/51 (Call 08/15/28)	500	417,367
Series 2018-B7, Class B, 4.84%, 05/15/53 (Call 11/15/28)(a)	400	346,145
Series 2018-B8, Class A4, 3.96%, 01/15/52 (Call 12/15/28)	1,000	912,987
Series 2018-B8, Class AS, 4.53%, 01/15/52 (Call 12/15/28)(a)	563	493,501
Series 2019-B10, Class A3, 3.46%, 03/15/62 (Call 03/15/29)	800	699,042
Series 2019-B10, Class AM, 3.98%, 03/15/62 (Call 03/15/29)	600	512,998
Series 2019-B11, Class AS, 3.78%, 05/15/52 (Call 06/15/29)	500	397,537
Series 2019-B11, Class B, 3.96%, 05/15/52 (Call 06/15/29)(a)	500	356,757
Series 2019-B13, Class C, 3.84%, 08/15/57 (Call 10/15/29)(a)	500	359,962
Series 2019-B14, Class A5, 3.05%, 12/15/62 (Call 11/15/29)	500	415,648
Series 2019-B9, Class C, 4.97%, 03/15/52 (Call 02/15/29)(a)	250	187,267
Series 2020-B16, Class A5, 2.73%, 02/15/53 (Call 02/15/30)	990	808,609
Series 2020-B17, Class C, 3.37%, 03/15/53 (Call 03/15/30)(a)	250	162,695
Series 2020-B18 AM, Class AM, 2.34%, 07/15/53 (Call 08/15/30)	430	310,318
Series 2020-B20, Class B, 2.53%, 10/15/53 (Call 10/15/30)	500	349,077
Series 2020-B21, Class A5, 2.25%, 12/17/53 (Call 12/15/30)	500	364,406
Series 2020-IG1, Class A3, 2.69%, 09/15/43 (Call 01/15/30)	1,750	1,354,329
Series 2021-B23, Class AS, 2.27%, 02/15/54 (Call 02/15/31)	500	347,126

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2021-B24, Class A4, 2.26%, 03/15/54 (Call 03/15/31)	$1,000	$763,799
Series 2021-B25, Class A5, 2.58%, 04/15/54 (Call 04/15/31)	1,000	745,491
Series 2021-B25, Class ASB, 2.27%, 04/15/54 (Call 04/15/31)	650	543,915
Series 2021-B26, Class AM, 2.83%, 06/15/54 (Call 06/15/31)	500	361,818
Series 2021-B27, Class A2, 2.02%, 07/15/54 (Call 07/15/31)	1,000	889,894
Series 2021-B27, Class A5, 2.39%, 07/15/54 (Call 07/15/31)	1,000	752,685
Series 2021-B27, Class AS, 2.51%, 07/15/54 (Call 07/15/31)	500	357,845
Series 2021-B29, Class A5, 2.39%, 09/15/54 (Call 10/15/31)	830	627,696
Series 2022-B34, Class A5, 3.79%, 04/15/55 (Call 04/15/32)(a)	1,500	1,187,771
Series 2023-B38, Class A2, 5.63%, 04/15/56 (Call 04/15/33)	2,000	1,921,470
Serise 2020-B17, Class A2, 2.21%, 03/15/53 (Call 03/15/30)	1,000	918,308
BMO Mortgage Trust
4.81%, 07/15/54(a)	1,050	954,622
5.31%, 09/15/54 (Call 10/15/32)	1,000	930,051
5.77%, 06/15/56 (Call 06/15/33)	750	719,405
Cantor Commercial Real Estate Lending, 3.01%, 01/15/53 (Call 12/15/29)	1,000	825,813
CD Mortgage Trust
Series 2017-CD3, Class A4, 3.63%, 02/10/50 (Call 02/10/27)	230	206,238
Series 2017-CD3, Class AS, 3.83%, 02/10/50 (Call 02/10/27)	750	614,519
Series 2017-CD3, Class C, 4.54%, 02/10/50 (Call 02/10/27)(a)	300	152,025
Series 2017-CD4, Class A4, 3.51%, 05/10/50 (Call 05/10/27)(a)	1,000	909,851
Series 2017-CD5, Class A4, 3.43%, 08/15/50 (Call 07/15/27)	750	675,662
Series 2017-CD6, Class C, 4.23%, 11/13/50 (Call 11/13/27)(a)	500	384,756
Series 2018-CD7, Class ASB, 4.21%, 08/15/51 (Call 08/15/28)	525	504,958
Series 2019-CD8, Class A4, 2.91%, 08/15/57 (Call 08/15/29)	1,000	828,290
CFCRE Commercial Mortgage Trust
Series 2016-C3, Class A3, 3.87%, 01/10/48 (Call 01/10/26)	500	470,101
Series 2016-C4, Class A4, 3.28%, 05/10/58 (Call 05/10/26)	1,650	1,531,967
Series 2017-C8, Class B, 4.20%, 06/15/50 (Call 05/15/27)(a)	750	639,389
Citigroup Commercial Mortgage Trust
Series 2014-GC23, Class C, 4.42%, 07/10/47 (Call 07/10/24)(a)	250	235,497
Series 2015-GC29, Class C, 4.14%, 04/10/48 (Call 04/10/25)(a)	250	233,198
Series 2015-GC31, Class A4, 3.76%, 06/10/48 (Call 06/10/25)	750	716,304
Series 2015-GC35, Class AAB, 3.61%, 11/10/48 (Call 11/10/25)	186	181,957

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® CMBS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2015-P1, Class A5, 3.72%, 09/15/48 (Call 05/15/26)	$356	$338,481
Series 2016-C1, Class A4, 3.21%, 05/10/49 (Call 06/10/26)	874	812,163
Series 2016-GC36, Class A4, 3.35%, 02/10/49 (Call 02/10/26)	1,000	939,599
Series 2016-P3, Class A4, 3.33%, 04/15/49 (Call 04/15/26)	75	69,780
Series 2017-C4, Class A3, 3.21%, 10/12/50 (Call 11/12/27)	847	757,233
Series 2017-P8, Class A3, 3.20%, 09/15/50 (Call 09/15/27)	885	793,565
Series 2018-B2, Class A4, 4.01%, 03/10/51 (Call 03/10/28)	600	541,712
Series 2018-C5, Class A4, 4.23%, 06/10/51 (Call 06/10/28)(a)	1,000	914,155
Series 2018-C6, Class A4, 4.41%, 11/10/51 (Call 11/10/28)	1,199	1,073,300
Series 2019-C7, Class A4, 3.10%, 12/15/72 (Call 12/15/29)	1,000	832,961
Series 2019-GC41, Class AS, 3.02%, 08/10/56 (Call 08/10/29)	750	598,359
Series 2019-GC43, Class A2, 2.98%, 11/10/52 (Call 11/10/29)	863	829,260
Series 2019-GC43, Class A4, 3.04%, 11/10/52 (Call 11/10/29)	750	615,369
Series 2020-GC46, Class A5, 2.72%, 02/15/53 (Call 02/15/30)	1,000	808,458
Series 2020-GC46, Class AS, 2.92%, 02/15/53 (Call 02/15/30)(a)	500	377,494
Series 2020-GC46, Class B, 3.15%, 02/15/53 (Call 02/15/30)(a)	234	163,724
Commission Mortgage Trust
Series 2014-CR14, Class C, 4.61%, 02/10/47 (Call 01/10/24)(a)	200	160,703
Series 2014-CR16, Class ASB, 3.65%, 04/10/47 (Call 04/10/24)	4	3,886
Series 2014-CR17, Class B, 4.38%, 05/10/47 (Call 05/10/24)	292	275,720
Series 2014-CR18, Class AM, 4.10%, 07/15/47 (Call 07/15/24)	300	292,244
Series 2014-UBS2, Class AM, 4.20%, 03/10/47 (Call 03/10/24)	425	420,034
Series 2014-UBS3, Class C, 4.73%, 06/10/47 (Call 06/10/24)(a)	150	104,611
Series 2014-UBS4, Class A4, 3.42%, 08/10/47 (Call 07/10/29)	245	240,819
Series 2014-UBS4, Class AM, 3.97%, 08/10/47 (Call 07/10/29)	500	474,405
Series 2014-UBS4, Class B, 4.35%, 08/10/47 (Call 07/10/29)	250	223,416
Series 2015-CR22, Class A5, 3.31%, 03/10/48 (Call 03/10/25)	500	478,580
Series 2015-CR22, Class AM, 3.60%, 03/10/48 (Call 03/10/25)(a)	200	189,509
Series 2015-CR22, Class C, 4.07%, 03/10/48 (Call 03/10/25)(a)	300	272,643
Series 2015-CR23, Class A4, 3.50%, 05/10/48 (Call 05/10/25)	500	477,131
Series 2015-CR24, Class A4, 3.43%, 08/10/48 (Call 06/10/26)	925	883,635

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2015-CR24, Class B, 4.35%, 08/10/48 (Call 06/10/26)(a)	$750	$701,533
Series 2015-CR25, Class A4, 3.76%, 08/10/48 (Call 08/10/25)	750	714,473
Series 2015-CR25, Class B, 4.52%, 08/10/48 (Call 08/10/25)(a)	300	278,235
Series 2015-DC1, Class A5, 3.35%, 02/10/48 (Call 02/10/25)	750	719,729
Series 2015-DC1, Class C, 4.30%, 02/10/48 (Call 02/10/25)(a)	250	205,151
Series 2015-LC21, Class A4, 3.71%, 07/10/48 (Call 01/10/26)	500	477,394
Series 2016-DC2, Class A4, 3.50%, 02/10/49 (Call 02/10/26)	334	319,976
Series 2016-DC2, Class C, 4.66%, 02/10/49 (Call 02/10/26)(a)	250	219,530
Series 2017-COR2, Class C, 4.59%, 09/10/50 (Call 09/10/27)(a)	750	588,721
Series 2018-COR3, Class A3, 4.23%, 05/10/51 (Call 05/10/28)	750	677,753
Series 2018-COR3, Class B, 4.51%, 05/10/51 (Call 05/10/28)(a)	500	399,720
Series 2018-COR3, Class C, 4.56%, 05/10/51 (Call 05/10/28)(a)	500	337,952
Series 2019-GC44, Class A5, 2.95%, 08/15/57 (Call 11/15/29)	1,000	824,387
CSAIL Commercial Mortgage Trust
Series 2015-C1, Class A4, 3.51%, 04/15/50 (Call 03/15/25)	500	482,539
Series 2015-C1, Class AS, 3.79%, 04/15/50 (Call 03/15/25)(a)	435	414,133
Series 2015-C2, Class A4, 3.50%, 06/15/57 (Call 05/15/25)	500	477,521
Series 2015-C3, Class A4, 3.72%, 08/15/48 (Call 08/15/25)	1,900	1,806,155
Series 2015-C4, Class D, 3.56%, 11/15/48 (Call 11/15/25)(a)	250	202,392
Series 2016-C5, Class C, 4.64%, 11/15/48 (Call 11/15/25)(a)	750	668,979
Series 2016-C6, Class C, 4.92%, 01/15/49 (Call 05/15/26)(a)	350	292,855
Series 2016-C7, Class A4, 3.21%, 11/15/49 (Call 11/15/26)	193	180,558
Series 2016-C7, Class A5, 3.50%, 11/15/49 (Call 11/15/26)	115	106,061
Series 2016-C7, Class AS, 3.96%, 11/15/49 (Call 11/15/26)(a)	1,000	892,355
Series 2017-CX9, Class A5, 3.45%, 09/15/50 (Call 09/15/27)	1,000	887,727
Series 2018-CX11, Class A5, 4.03%, 04/15/51 (Call 04/15/28)(a)	1,000	906,639
Series 2019-C15, Class A3, 3.78%, 03/15/52 (Call 02/15/29)	1,400	1,266,560
Series 2019-C15, Class B, 4.48%, 03/15/52 (Call 02/15/29)	1,000	824,993
Series 2019-C17, Class A5, 3.02%, 09/15/52 (Call 09/15/29)	2,000	1,662,950
Series 2019-C18, Class ASB, 2.87%, 12/15/52 (Call 12/15/29)	500	452,047
Series 2020-C19, Class A3, 2.56%, 03/15/53 (Call 03/15/30)	1,500	1,182,714

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2023	iShares® CMBS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
DBGS Mortgage Trust, Series 2018-C1, Class A4, 4.47%, 10/15/51 (Call 10/15/28)	$1,400	$1,260,664
DBJPM Mortgage Trust
Series 2016-C1, Class ASB, 3.04%, 05/10/49 (Call 04/10/26)	271	261,217
Series 2016-C1, Class C, 3.32%, 05/10/49 (Call 04/10/26)(a)	468	371,940
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
4.20%, 05/25/33	1,500	1,338,693
4.28%, 07/25/30	1,000	926,920
4.35%, 01/25/33 (Call 02/25/33)(a)	2,000	1,811,395
4.41%, 03/25/30 (Call 07/25/30)	1,000	939,286
4.43%, 02/25/33 (Call 02/25/33)(a)	2,000	1,821,193
4.74%, 08/25/28	1,000	966,041
4.82%, 06/25/28	1,000	971,533
Federal National Mortgage Association
1.71%, 11/25/31(a)	954	790,641
1.94%, 12/25/31(a)	1,000	761,168
2.35%, 02/25/31	978	823,040
2.59%, 06/25/32(a)	1,000	794,778
4.19%, 07/25/28	1,000	945,830
Series 2016-M1, Class A2, 2.94%, 01/25/26(a)	502	476,859
Series 2016-M10, Class AV2, 3.00%, 11/25/45	500	363,982
Series 2016-M5, Class A2, 2.47%, 04/25/26	1,802	1,683,926
Series 2017-M1, Class A2, 2.42%, 10/25/26(a)	735	677,533
Series 2017-M14, Class A2, 2.86%, 11/25/27(a)	1,701	1,550,035
Series 2017-M15, Class ATS2, 3.15%, 11/25/27(a) .	426	394,359
Series 2018-M14, Class A2, 3.58%, 08/25/28(a)	408	377,838
Series 2019-M12, Class A2, 2.89%, 06/25/29(a)	1,154	1,015,216
Series 2019-M25, Class A2, 2.33%, 11/25/29(a)	1,690	1,428,066
Series 2020-M1, Class A1, 2.15%, 10/25/29	1,340	1,236,986
Series 2020-M1, Class A2, 2.44%, 10/25/29	2,530	2,136,593
Series 2020-M14, Class A2, 1.78%, 05/25/30	975	785,656
Series 2020-M20, Class A2, 1.44%, 10/25/29	250	198,232
Series 2020-M5, Class A3, 2.19%, 01/25/30	1,000	824,110
Series 2020-M8, Class A2, 1.82%, 02/25/30	99	80,462
Series 2021-M19, Class A2, 1.74%, 10/25/31(a)	2,000	1,510,929
Series 2021-M4, Class A2, 1.46%, 02/25/31(a)	2,500	1,885,018
Series 2022-M3, Class A2, 1.71%, 11/25/31(a)	2,000	1,495,506
Series 2022-M4, Class A2, 2.29%, 05/25/30(a)	1,800	1,488,975
Series2019-M6, Class A2, 3.45%, 01/01/29	436	403,532
Freddie Mac Multifamily Structured Pass Through Certificates
2.05%, 11/25/28 (Call 12/25/28)(a)	1,000	849,369
2.24%, 10/25/31 (Call 11/25/31)(a)	1,000	784,487
2.35%, 11/25/31 (Call 12/25/31)(a)	1,110	874,667
3.53%, 08/25/32 (Call 09/25/32)	1,000	853,981
3.80%, 10/25/32 (Call 11/25/32)(a)	1,000	869,241
4.25%, 04/25/33 (Call 04/25/33)	2,000	1,794,403
GS Mortgage Securities Trust
Series 2013-GC16, Class C, 5.09%, 11/10/46 (Call 11/10/23)(a)	36	35,057
Series 2014-GC20, Class B, 4.53%, 04/10/47 (Call 04/10/24)(a)	250	243,968
Series 2014-GC22, Class AS, 4.11%, 06/10/47 (Call 06/10/24)	250	230,086
Series 2014-GC24, Class AAB, 3.65%, 09/10/47 (Call 09/10/24)	80	79,584
Series 2015-GC30, Class AAB, 3.12%, 05/10/50 (Call 05/10/25)	106	104,404

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2015-GC30, Class AS, 3.78%, 05/10/50 (Call 05/10/25)(a)	$500	$470,987
Series 2015-GC32, Class A3, 3.50%, 07/10/48 (Call 07/10/25)	512	486,722
Series 2015-GC32, Class C, 4.41%, 07/10/48 (Call 07/10/25)(a)	804	729,339
Series 2015-GS1, Class A3, 3.73%, 11/10/48 (Call 11/10/25)	1,500	1,416,846
Series 2016-GS3, Class A4, 2.85%, 10/10/49 (Call 10/10/26)	780	706,960
Series 2016-GS4, Class A4, 3.44%, 11/10/49 (Call 11/10/26)(a)	39	35,864
Series 2017-GS7, Class A3, 3.17%, 08/10/50 (Call 08/10/27)	1,000	885,464
Series 2017-GS7, Class B, 3.88%, 08/10/50 (Call 08/10/27)	500	431,096
Series 2019-GC38, Class A4, 3.97%, 02/10/52 (Call 02/10/29)	750	668,578
Series 2019-GC40, Class A4, 3.16%, 07/10/52 (Call 07/10/29)	1,131	957,137
Series 2019-GSA1, Class C, 3.81%, 11/10/52 (Call 11/10/29)(a)	500	364,467
Series 2020-GC45, Class A4, 2.66%, 02/13/53 (Call 01/13/30)	775	628,880
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2015-JP1, Class A4, 3.65%, 01/15/49 (Call 12/15/25)	944	892,838
Series 2016-JP2, Class AS, 3.06%, 08/15/49 (Call 07/15/26)	700	609,615
Series 2016-JP3, Class AS, 3.14%, 08/15/49 (Call 09/15/26)	1,000	854,459
Series 2016-JP3, Class B, 3.40%, 08/15/49 (Call 09/15/26)(a)	108	90,063
Series 2016-JP4, Class A4, 3.65%, 12/15/49 (Call 04/15/27)(a)	1,090	1,003,700
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class B, 4.15%, 08/15/46 (Call 11/15/23)(a)	19	18,524
Series 2013-C17, Class C, 4.84%, 01/15/47 (Call 01/15/24)(a)	100	90,877
Series 2014-C18, Class B, 4.73%, 02/15/47 (Call 01/15/29)(a)	225	213,740
Series 2014-C19, Class C, 4.63%, 04/15/47 (Call 01/15/25)(a)	200	189,706
Series 2014-C21, Class ASB, 3.43%, 08/15/47 (Call 07/15/24)	46	45,829
Series 2014-C25, Class AS, 4.07%, 11/15/47 (Call 11/15/24)	232	223,489
Series 2014-C25, Class B, 4.35%, 11/15/47 (Call 11/15/24)(a)	185	170,329
Series 2015-C27, Class AS, 3.63%, 02/15/48 (Call 09/15/26)	500	459,910
Series 2015-C28, Class A3, 2.91%, 10/15/48 (Call 04/15/25)	634	611,821
Series 2015-C29, Class ASB, 3.30%, 05/15/48 (Call 03/15/26)	133	129,739
Series 2015-C29, Class B, 4.12%, 05/15/48 (Call 03/15/26)(a)	250	228,194
Series 2015-C30, Class AS, 4.23%, 07/15/48 (Call 07/15/25)(a)	635	583,016

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® CMBS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2015-C31, Class A3, 3.80%, 08/15/48 (Call 08/15/25)	$941	$888,507
Series 2015-C33, Class A4, 3.77%, 12/15/48 (Call 11/15/25)	1,000	945,432
Series 2016-C1, Class A5, 3.58%, 03/17/49 (Call 02/15/26)	822	769,850
Series 2016-C1, Class B, 4.70%, 03/17/49 (Call 02/15/26)(a)	450	410,073
Series 2016-C1, Class C, 4.70%, 03/17/49 (Call 02/15/26)(a)	400	349,059
JPMCC Commercial Mortgage Securities Trust
Series 2017-JP5, Class AS, 3.88%, 03/15/50 (Call 04/15/27)(a)	650	594,845
Series 2017-JP5, Class ASB, 3.55%, 03/15/50 (Call 04/15/27)	89	85,298
Series 2017-JP6, Class A5, 3.49%, 07/15/50 (Call 06/15/27)	300	267,245
Series 2017-JP6, Class AS, 3.74%, 07/15/50 (Call 06/15/27)	400	344,331
Series 2019-COR5, Class A2, 3.15%, 06/13/52 (Call 06/13/29)	299	294,923
Series 2019-COR5, Class A4, 3.39%, 06/13/52 (Call 06/13/29)	1,200	1,012,953
JPMDB Commercial Mortgage Securities Trust
Series 2016-C2, Class A4, 3.14%, 06/15/49 (Call 05/15/26)	1,000	910,600
Series 2016-C2, Class B, 3.99%, 06/15/49 (Call 05/15/26)(a)	750	550,543
Series 2017-C5, Class A5, 3.69%, 03/15/50 (Call 04/15/27)	1,100	1,003,736
Series 2018-C8, Class A3, 3.94%, 06/15/51 (Call 06/15/28)	519	471,199
Series 2019-COR6, Class A4, 3.06%, 11/13/52 (Call 11/13/29)	955	773,711
Series 2020-COR7, Class A5, 2.18%, 05/13/53 (Call 04/13/30)	539	392,299
Morgan Stanley Bank of America Merrill Lynch Trust 2.60%, 09/15/49 (Call 10/15/26)	730	664,317
Series 2013-C13, Class C, 4.88%, 11/15/46 (Call 12/15/23)(a)	230	208,494
Series 2014-C14, Class B, 4.86%, 02/15/47 (Call 02/15/24)(a)	200	196,609
Series 2014-C15, Class ASB, 3.65%, 04/15/47 (Call 04/15/24)	9	8,514
Series 2015-C20, Class AS, 3.61%, 02/15/48 (Call 11/15/26)	500	470,382
Series 2015-C21, Class A4, 3.34%, 03/15/48 (Call 03/15/31)	901	861,934
Series 2015-C22, Class A4, 3.31%, 04/15/48 (Call 04/15/25)	700	665,679
Series 2015-C22, Class C, 4.20%, 04/15/48 (Call 04/15/25)(a)	250	215,304
Series 2015-C23, Class A3, 3.45%, 07/15/50 (Call 06/15/25)	717	684,934
Series 2015-C24, Class A3, 3.48%, 05/15/48 (Call 08/15/25)	308	294,023
Series 2015-C24, Class A4, 3.73%, 05/15/48 (Call 08/15/25)	950	904,722
Series 2015-C25, Class ASB, 3.38%, 10/15/48 (Call 09/15/25)	203	197,365

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2016-C28, Class A4, 3.54%, 01/15/49 (Call 02/15/28)	$1,000	$933,000
Series 2016-C30, Class A5, 2.86%, 09/15/49 (Call 10/15/26)	500	452,779
Series 2016-C32, Class A4, 3.72%, 12/15/49 (Call 01/15/27)	1,000	921,841
Series 2016-C32, Class ASB, 3.51%, 12/15/49 (Call 01/15/27)	204	195,771
Series 2017-C33, Class A5, 3.60%, 05/15/50 (Call 05/15/27)	1,100	1,003,457
Series 2017-C34, Class A4, 3.54%, 11/15/52 (Call 10/15/27)	1,000	899,252
Morgan Stanley Capital I Trust
Series 2015-MS1, Class A4, 3.78%, 05/15/48 (Call 07/15/25)(a)	500	476,260
Series 2015-UBS8, Class AS, 4.11%, 12/15/48 (Call 12/15/25)	250	227,606
Series 2016-UB11, Class A4, 2.78%, 08/15/49 (Call 08/15/26)	1,275	1,155,034
Series 2016-UB12, Class A3, 3.34%, 12/15/49 (Call 12/15/26)	983	899,793
Series 2017-H1, Class A5, 3.53%, 06/15/50 (Call 06/15/27)	1,000	905,304
Series 2018-H3, Class A4, 3.91%, 07/15/51 (Call 07/15/28)	500	455,239
Series 2019-H7, Class A4, 3.26%, 07/15/52 (Call 07/15/29)	1,000	847,875
Series 2020-HR8, Class A4, 2.04%, 07/15/53 (Call 08/15/30)	1,120	857,453
Series 2020-L4, Class A3, 2.70%, 02/15/53 (Call 02/15/30)	500	404,328
Series 2021-L5, Class ASB, 2.43%, 05/15/54 (Call 05/15/31)	145	121,608
Series 2021-L6, Class A2, 2.13%, 06/15/54 (Call 07/15/31)(a)	1,500	1,333,053
Series 2021-L7, Class A5, 2.57%, 10/15/54 (Call 10/15/31)	2,000	1,525,847
MSWF Commercial Mortgage Trust, 5.75%, 05/15/56 (Call 06/15/33)	1,480	1,415,337
SG Commercial Mortgage Securities Trust, Series 2016-C5, Class A4, 3.06%, 10/10/48 (Call 07/10/26)	1,000	906,384
UBS Commercial Mortgage Trust
Series 2017-C1, Class A4, 3.54%, 11/15/50 (Call 12/15/27)(a)	1,510	1,353,301
Series 2017-C2, Class A4, 3.49%, 08/15/50 (Call 08/15/27)	1,000	903,198
Series 2017-C6, Class AS, 3.93%, 12/15/50 (Call 12/15/27)(a)	500	435,863
Series 2017-C7, Class A4, 3.68%, 12/15/50 (Call 01/15/33)	1,000	895,210
Series 2018-C08, Class A4, 3.98%, 02/15/51 (Call 02/15/28)	1,325	1,200,623
Series 2018-C15, Class B, 4.92%, 12/15/51 (Call 01/15/29)(a)	750	631,301
Series 2019-C16, Class AS, 3.89%, 04/15/52 (Call 04/15/29)	1,592	1,316,883
Series 2019-C17, Class A4, 2.92%, 10/15/52 (Call 10/15/29)	1,000	820,814
Wells Fargo Commercial Mortgage Trust 2.65%, 08/15/49 (Call 08/15/26)	1,000	901,669

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2023	iShares® CMBS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.00%, 04/15/55 (Call 04/15/32)(a)	$500	$422,596
4.15%, 08/15/51 (Call 08/15/28)	623	563,088
Series 2015-C26, Class AS, 3.58%, 02/15/48 (Call 02/15/25)	820	780,860
Series 2015-C27, Class A5, 3.45%, 02/15/48 (Call 03/15/25)	1,000	955,598
Series 2015-C27, Class B, 4.14%, 02/15/48 (Call 03/15/25)(a)	330	287,097
Series 2015-C28, Class A4, 3.54%, 05/15/48 (Call 05/15/25)	500	476,684
Series 2015-C28, Class AS, 3.87%, 05/15/48 (Call 05/15/25)(a)	250	235,537
Series 2015-C30, Class ASB, 3.41%, 09/15/58 (Call 08/15/25)	160	156,376
Series 2015-C31, Class A4, 3.70%, 11/15/48 (Call 11/15/25)	500	472,631
Series 2015-C31, Class C, 4.59%, 11/15/48 (Call 11/15/25)(a)	450	386,983
Series 2015-LC20, Class B, 3.72%, 04/15/50 (Call 04/15/25)	750	697,587
Series 2015-LC22, Class A4, 3.84%, 09/15/58 (Call 09/15/25)	1,000	950,988
Series 2015-NXS2, Class A5, 3.77%, 07/15/58 (Call 07/15/25)(a)	750	715,979
Series 2016-C33, Class A4, 3.43%, 03/15/59 (Call 04/15/26)	1,000	933,061
Series 2016-C34, Class A4, 3.10%, 06/15/49 (Call 05/15/26)	1,000	916,449
Series 2016-C36, Class AS, 3.42%, 11/15/59 (Call 10/15/26)	500	435,915
Series 2016-LC24, Class A4, 2.94%, 10/15/49 (Call 09/15/26)	1,680	1,529,346
Series 2016-LC25, Class B, 4.33%, 12/15/59 (Call 11/15/26)(a)	198	170,944
Series 2016-NXS4, Class A4, 3.72%, 12/15/48 (Call 11/15/25)	1,920	1,816,367
Series 2016-NXS6, Class B, 3.81%, 11/15/49 (Call 10/15/26)	500	429,093
Series 2017-C38, Class A4, 3.19%, 07/15/50 (Call 06/15/27)	459	414,523
Series 2017-C38, Class A5, 3.45%, 07/15/50 (Call 06/15/27)	1,000	902,928
Series 2017-C39, Class A5, 3.42%, 09/15/50 (Call 08/15/27)	1,000	901,615
Series 2017-C39, Class C, 4.12%, 09/15/50 (Call 08/15/27)	500	415,231
Series 2017-C42, Class B, 4.00%, 12/15/50 (Call 12/15/27)(a)	500	408,928
Series 2018-C44, Class A4, 3.95%, 05/15/51 (Call 05/15/28)	1,250	1,134,505
Series 2018-C45, Class AS, 4.41%, 06/15/51 (Call 07/15/28)(a)	350	310,000
Series 2018-C46, Class AS, 4.38%, 08/15/51 (Call 08/15/28)	500	440,923
Series 2018-C47, Class A4, 4.44%, 09/15/61 (Call 10/15/28)	1,250	1,146,236
Series 2018-C48, Class A5, 4.30%, 01/15/52 (Call 12/15/28)	1,010	918,030
Series 2019-C49, Class C, 4.87%, 03/15/52 (Call 02/15/29)(a)	665	551,395

Security	Par (000)		Value

Mortgage-Backed Securities (continued)
Series 2019-C50, Class A5, 3.73%, 05/15/52 (Call 05/15/29)	$750		$652,984
Series 2019-C51, Class AS, 3.58%, 06/15/52 (Call 06/15/29)	492		404,923
Series 2020-C56, Class ASB, 2.42%, 06/15/53 (Call 04/15/30)	500		436,012
Series 2020-C56, Class B, 3.74%, 06/15/53 (Call 04/15/30)(a)	345		255,051
Series 2020-C56, Class C, 3.74%, 06/15/53 (Call 04/15/30)(a)	800		547,485
Series 2020-C57, Class A4, 2.12%, 08/15/53 (Call 08/15/30)	919		709,088
Series 2021-C59, Class A5, 2.63%, 04/15/54 (Call 04/15/31)	2,000		1,544,260
Series 2021-C59, Class ASB, 2.30%, 04/15/54 (Call 04/15/31)	459		396,320
WFRBS Commercial Mortgage Trust
Series 2013-C13, Class C, 3.91%, 05/15/45 (Call 11/15/23)(a)	30		29,023
Series 2013-C14, Class B, 3.84%, 06/15/46 (Call 11/15/23)(a)	500		389,081
Series 2014-C19, Class B, 4.72%, 03/15/47 (Call 03/15/24)(a)	300		289,965
Series 2014-C22, Class AS, 4.07%, 09/15/57 (Call 09/15/24)(a)	480		452,525
Series 2014-C24, Class A5, 3.61%, 11/15/47 (Call 11/15/24)	100		96,697

			236,728,630

Total Collaterized Mortgage Obligations — 61.9% (Cost: $277,735,211)			236,728,630

U.S. Government Agency Obligations

Mortgage-Backed Securities — 37.6%
Federal National Mortgage Association
Series 2013-M6, Class 1A2, 3.39%, 02/25/43(a)	266		239,564
Series 2014-M11, Class 2A, 3.29%, 08/25/26(a)	548		519,454
Series 2014-M3, Class A2, 3.50%, 01/25/24(a)	74		73,470
Series 2014-M4, Class A2, 3.35%, 03/25/24(a)	163		161,253
Series 2015-M11, Class A2, 2.85%, 04/25/25(a)	700		675,599
Series 2015-M13, Class A2, 2.70%, 06/25/25(a)	671		643,042
Series 2015-M2, Class A, 2.62%, 12/25/24	296		287,281
Series 2015-M8, Class A2, 2.90%, 01/25/25(a)	1,046		1,014,362
Series 2016-M6, Class A2, 2.49%, 05/25/26	252		234,740
Series 2016-M9, Class A2, 2.29%, 06/25/26	1,898		1,759,761
Series 2017, Class A2, 2.96%, 09/25/27(a)	901		832,311
Series 2017-M11, Class A2, 2.98%, 08/25/29	963		850,025
Series 2017-M15, Class AV2, 2.54%, 11/25/24(a)	0	(b)	—
Series 2017-M3, Class A2, 2.47%, 12/25/26(a)	632		581,644
Series 2017-M4, Class A2, 2.55%, 12/25/26(a)	677		623,512
Series 2017-M7, Class A2, 2.96%, 02/25/27(a)	867		805,882
Series 2017-M8, Class A2, 3.06%, 05/25/27(a)	1,110		1,031,724
Series 2018-M1, Class A2, 2.99%, 12/25/27(a)	699		641,924
Series 2018-M10, Class A2, 3.36%, 07/25/28(a)	2,382		2,197,261
Series 2018-M13, Class A2, 3.74%, 09/25/30(a)	78		70,466
Series 2018-M7, Class A2, 3.03%, 03/25/28(a)	731		668,110
Series 2019-M1, Class A2, 3.55%, 09/25/28(a)	870		806,343
Series 2019-M2, Class A2, 3.62%, 11/25/28(a)	1,814		1,683,111
Series 2019-M4, Class A2, 3.61%, 02/25/31	1,200		1,057,423
Series 2019-M5, Class A2, 3.27%, 02/25/29	2,392		2,171,902

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® CMBS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2019-M7, Class A2, 3.14%, 04/25/29	$2,481	$2,215,953
Series 2019-M9, Class A2, 2.94%, 06/25/29	3,142	2,800,771
Series 2020-M5, Class A2, 2.21%, 01/25/30	2,290	1,915,291
Series 2021-M17, Class A2, 1.71%, 07/25/31(a)	2,000	1,518,711
Series 2022-M1, Class A2, 1.67%, 10/25/31(a)	2,000	1,496,558
Freddie Mac Multifamily Structured Pass
Through Certificates
1.31%, 05/25/30 (Call 06/25/30)	1,000	769,249
2.03%, 09/25/28 (Call 10/25/28)	1,150	980,106
2.25%, 01/25/32 (Call 02/25/32)	165	128,466
2.45%, 04/25/32 (Call 05/25/32)	1,000	787,310
2.58%, 05/25/32 (Call 06/25/32)	1,250	992,827
2.92%, 06/25/32 (Call 07/25/32)	650	530,426
3.50%, 07/25/32 (Call 08/25/32)(a)	2,250	1,919,201
Class A1, 2.55%, 05/25/31 (Call 02/25/32)	997	861,232
Class A2, 2.25%, 02/25/32 (Call 02/25/32)	2,500	1,946,912
Series 158, Class A2, 3.90%, 12/25/30 (Call 11/25/33)(a)	905	813,190
Series K046, Class A2, 3.21%, 03/25/25 (Call 04/25/25)	1,785	1,727,033
Series K047, Class A2, 3.33%, 05/25/25 (Call 05/25/25)(a)	1,000	967,011
Series K048, Class A1, 2.69%, 12/25/24 (Call 08/25/25)	88	85,981
Series K048, Class A2, 3.28%, 06/25/25 (Call 08/25/25)(a)	1,000	965,783
Series K049, Class A2, 3.01%, 07/25/25 (Call 08/25/25)	1,800	1,727,507
Series K051, Class A2, 3.31%, 09/25/25 (Call 10/25/25)	1,630	1,567,807
Series K052, Class A2, 3.15%, 11/25/25 (Call 01/25/26)	400	384,493
Series K055, Class A2, 2.67%, 03/25/26 (Call 04/25/26)	500	469,951
Series K056, Class A1, 2.20%, 07/25/25 (Call 06/25/26)	91	88,190
Series K057, Class A2, 2.57%, 07/25/26 (Call 08/25/26)	725	675,909
Series K058, Class A2, 2.65%, 08/25/26 (Call 09/25/26)	1,527	1,419,364
Series K059, Class A2, 3.12%, 09/25/26 (Call 10/25/26)(a)	530	498,472
Series K060, Class A2, 3.30%, 10/25/26 (Call 12/25/26)	1,046	986,745
Series K061, Class A2, 3.35%, 11/25/26 (Call 12/25/26)(a)	1,300	1,228,318
Series K063, Class A2, 3.43%, 01/25/27 (Call 02/25/27)(a)	1,345	1,269,518
Series K064, Class A1, 2.89%, 10/25/26 (Call 05/25/27)	502	481,809
Series K064, Class A2, 3.22%, 03/25/27 (Call 05/25/27)	325	304,122
Series K065, Class A2, 3.24%, 04/25/27 (Call 07/25/27)	1,285	1,199,403
Series K066, Class A2, 3.12%, 06/25/27 (Call 07/25/27)	1,000	927,608
Series K067, Class A2, 3.19%, 07/25/27 (Call 09/25/27)	600	556,167
Series K069, Class A2, 3.19%, 09/25/27 (Call 10/25/27)(a)	1,000	924,794

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series K070, Class A2, 3.30%, 11/25/27 (Call 12/25/27)(a)	$1,541	$1,427,071
Series K073, Class A2, 3.35%, 01/25/28 (Call 10/25/28)	1,000	924,571
Series K074, Class A1, 3.60%, 09/25/27 (Call 07/25/28)	355	346,054
Series K075, Class A2, 3.65%, 02/25/28 (Call 05/25/28)(a)	1,000	933,731
Series K076, Class A1, 3.73%, 12/25/27 (Call 05/25/28)	856	824,847
Series K077, Class A2, 3.85%, 05/25/28 (Call 05/25/28)(a)	1,000	938,488
Series K078, Class A2, 3.85%, 06/25/28 (Call 10/25/28)	1,640	1,538,815
Series K079, Class A2, 3.93%, 06/25/28 (Call 07/25/28)	1,100	1,034,017
Series K081, Class A2, 3.90%, 08/25/28 (Call 12/25/28)(a)	1,500	1,406,242
Series K082, Class A2, 3.92%, 09/25/28 (Call 10/25/28)(a)	1,310	1,228,694
Series K083, Class A2, 4.05%, 09/25/28 (Call 10/25/28)(a)	1,100	1,036,293
Series K084, Class A2, 3.78%, 10/25/28 (Call 11/25/28)(a)	1,000	929,045
Series K085, Class A2, 4.06%, 10/25/28 (Call 11/25/28)(a)	1,000	940,746
Series K086, Class A2, 3.86%, 11/25/28 (Call 11/25/28)(a)	1,725	1,604,738
Series K088, Class A1, 3.48%, 09/25/28 (Call 04/25/29)	298	284,234
Series K088, Class A2, 3.69%, 01/25/29 (Call 04/25/29)	1,010	930,250
Series K089, Class A1, 3.34%, 10/25/28 (Call 04/25/29)	821	776,415
Series K089, Class A2, 3.56%, 01/25/29 (Call 04/25/29)	1,400	1,280,734
Series K091, Class A2, 3.51%, 03/25/29 (Call 10/25/29)	1,017	926,189
Series K092, Class A2, 3.30%, 04/25/29 (Call 07/25/29)	1,010	907,859
Series K094, Class A2, 2.90%, 06/25/29 (Call 11/25/29)	420	368,329
Series K095, Class A2, 2.79%, 06/25/29 (Call 01/25/30)	675	588,401
Series K096, Class A2, 2.52%, 07/25/29 (Call 07/25/29)	1,215	1,040,549
Series K097, Class A1, 2.16%, 05/25/29 (Call 12/25/29)	933	844,694
Series K098, Class A2, 2.43%, 08/25/29 (Call 08/25/29)	500	424,970
Series K100, Class A2, 2.67%, 09/25/29 (Call 10/25/29)	1,000	858,213
Series K101, Class A2, 2.52%, 10/25/29 (Call 01/25/30)	250	212,313
Series K102, Class A1, 2.18%, 05/25/29 (Call 04/25/30)	906	818,682
Series K103, Class A2, 2.65%, 11/25/29 (Call 06/25/30)	1,220	1,041,733
Series K105, Class A2, 1.87%, 01/25/30 (Call 06/25/30)	1,485	1,201,865

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2023	iShares® CMBS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series K106, Class A1, 1.78%, 10/25/29 (Call 02/25/30)	$884	$778,336
Series K106, Class A2, 2.07%, 01/25/30 (Call 02/25/30)	1,250	1,023,386
Series K107, Class A2, 1.64%, 01/25/30 (Call 02/25/30)	1,250	998,886
Series K108, Class A2, 1.52%, 03/25/30 (Call 03/25/30)	2,153	1,698,453
Series K109, Class A2, 1.56%, 04/25/30 (Call 04/25/30)	3,000	2,360,427
Series K110, Class A1, 1.02%, 09/25/29 (Call 05/25/30)	961	803,172
Series K110, Class A2, 1.48%, 04/25/30 (Call 05/25/30)	1,640	1,285,942
Series K111, Class A2, 1.35%, 05/25/30 (Call 07/25/30)	1,500	1,159,769
Series K114, Class A2, 1.37%, 06/25/30 (Call 06/25/30)	760	584,186
Series K115, Class A2, 1.38%, 06/25/30 (Call 07/25/30)	1,250	962,642
Series K117, Class A2, 1.41%, 08/25/30 (Call 10/25/30)	1,500	1,149,834
Series K118, Class A1, 0.79%, 03/25/30 (Call 09/25/30)	1,847	1,556,871
Series K118, Class A2, 1.49%, 09/25/30 (Call 09/25/30)	2,500	1,925,225
Series K119, Class A2, 1.57%, 09/25/30 (Call 10/25/30)	2,000	1,544,726
Series K120, Class A2, 1.50%, 10/25/30 (Call 10/25/30)	2,200	1,686,638
Series K123, Class A2, 1.62%, 12/25/30 (Call 01/25/31)	600	461,521
Series K124, Class A2, 1.66%, 12/25/30 (Call 01/25/31)	800	615,511
Series K125, Class A2, 1.85%, 01/25/31 (Call 01/25/31)	1,000	778,596
Series K126, Class A2, 2.07%, 01/25/31 (Call 05/25/31)	2,616	2,075,299
Series K127, Class A2, 2.11%, 01/25/31 (Call 02/25/31)	1,740	1,380,000
Series K128, Class A2, 2.02%, 03/25/31 (Call 03/25/31)	1,000	787,504
Series K130, Class A2, 1.72%, 06/25/31 (Call 07/25/31)	1,500	1,143,518
Series K131, Class A2, 1.85%, 07/25/31 (Call 09/25/31)	1,000	768,569
Series K132, Class A2, 2.02%, 08/25/31 (Call 12/25/31)	1,000	773,205
Series K133, Class A2, 2.10%, 09/25/31 (Call 10/25/31)	1,000	776,422
Series K135, Class A1, 1.61%, 10/25/30 (Call 11/25/31)	1,189	970,411
Series K135, CLASS A2, 2.15%, 10/25/31 (Call 11/25/31)(a)	1,800	1,402,862
Series K136, Class A2, 2.13%, 11/25/31 (Call 12/25/31)	2,000	1,550,408
Series K139, Class A2, 2.59%, 01/25/32 (Call 02/25/32)(a)	2,000	1,602,523
Series K142, Class A2, 2.40%, 03/25/32 (Call 03/25/32)	1,000	786,248
Series K150, 3.71%, 09/25/32 (Call 10/25/32)(a)	2,000	1,729,594

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series K1510, Class A2, 3.72%, 01/25/31 (Call 01/25/34)	$250	$221,217
Series K1510, Class A3, 3.79%, 01/25/34 (Call 01/25/34)	500	428,336
Series K-1511, Class A2, 3.47%, 03/25/31 (Call 04/25/34)	1,000	868,617
Series K-1512, Class A2, 2.99%, 05/25/31 (Call 10/25/34)	730	615,212
Series K-1512, Class A3, 3.06%, 04/25/34 (Call 10/25/34)	450	355,886
Series K-1513, Class A3, 2.80%, 08/25/34 (Call 12/25/34)	1,015	775,074
Series K-1516, Class A2, 1.72%, 05/25/35 (Call 10/25/35)	1,825	1,208,614
Series K-1517, Class A2, 1.72%, 07/25/35 (Call 08/25/35)	500	334,541
Series K-1518, Class A2, 1.86%, 10/25/35 (Call 10/25/35)	1,500	997,874
Series K152, Class A1, 2.83%, 05/25/30 (Call 04/25/31)	1,063	960,698
Series K152, Class A2, 3.08%, 01/25/31 (Call 04/25/31)	250	213,418
Series K-1520, Class A2, 2.44%, 02/25/36 (Call 04/25/36)	1,000	708,336
Series K-1521, Class A2, 2.18%, 08/25/36 (Call 09/25/36)	1,000	675,346
Series K153, Class A3, 3.12%, 10/25/31 (Call 02/25/32)(a)	500	420,624
Series K154, Class A3, 3.46%, 11/25/32 (Call 12/25/32)	345	292,455
Series K155, Class A1, 3.75%, 11/25/29 (Call 05/25/33)	435	412,194
Series K156, Class A3, 3.70%, 06/25/33 (Call 07/25/33)(a)	500	428,192
Series K157, Class A2, 3.99%, 05/25/33 (Call 09/25/33)(a)	1,826	1,656,242
Series K159, Class A1, 3.95%, 12/25/29 (Call 11/25/33)	1,193	1,146,712
Series K159, Class A2, 3.95%, 11/25/30 (Call 11/25/33)(a)	833	751,100
Series K729, Class A1, 2.95%, 02/25/24 (Call 11/25/24)	22	22,407
Series K731, Class A2, 3.60%, 02/25/25 (Call 05/25/25)(a)	868	847,196
Series K734, Class A2, 3.21%, 02/25/26 (Call 07/25/26)	1,000	954,135
Series K735, Class A2, 2.86%, 05/25/26 (Call 06/25/26)	491	462,043
Series K737, Class AM, 2.10%, 10/25/26 (Call 12/25/26)	300	272,017
Series K740, Class A2, 1.47%, 09/25/27 (Call 10/25/27)	1,400	1,207,160
Series K741, Class A2, 1.60%, 12/25/27 (Call 12/25/27)	1,120	962,430
Series K742, Class A2, 1.76%, 03/25/28 (Call 04/25/28)	1,000	858,365
Series K742, Class AM, 1.37%, 04/25/28 (Call 04/25/28)	1,400	1,157,870

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® CMBS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series KS03, Class A4, 3.16%, 05/25/25 (Call 08/25/25)(a)	$1,000	$970,236

		143,686,365

Total U.S. Government Agency Obligations — 37.6% (Cost: $167,373,844)		143,686,365

Total Long-Term Investments — 99.5% (Cost: $445,109,055)		380,414,995

	Shares

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)(d)	3,810,000	3,810,000

Total Short-Term Securities — 1.0% (Cost: $3,810,000)		3,810,000

Total Investments — 100.5% (Cost: $448,919,055)		384,224,995

Liabilities in Excess of Other Assets — (0.5)%		(1,916,555)

Net Assets — 100.0%		$382,308,440

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Rounds to less than 1,000.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$1,600,000	$2,210,000	(a)	$—	$—	$—	$3,810,000	3,810,000	$104,976	$1

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Collaterized Mortgage Obligations	$—	$236,728,630	$—	$236,728,630
U.S. Government Agency Obligations	—	143,686,365	—	143,686,365
Short-Term Securities
Money Market Funds	3,810,000	—	—	3,810,000

	$3,810,000	$380,414,995	$—	$384,224,995

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments October 31, 2023	iShares® GNMA Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Agency Obligations

Mortgage-Backed Securities — 100.3%
Government National Mortgage Association
1.50%, 10/20/51	$431	$316,797
2.00%, 07/20/50	38	29,331
2.00%, 08/20/50	771	598,728
2.00%, 09/20/50	7,119	5,525,120
2.00%, 01/20/51	2,126	1,645,143
2.00%, 02/20/51	13,285	10,277,306
2.00%, 03/20/51	6,485	5,016,052
2.00%, 08/20/51	1,999	1,543,869
2.00%, 10/20/51	1,976	1,524,526
2.00%, 12/20/51	28,238	21,782,734
2.00%, 01/20/52	6,557	5,056,915
2.00%, 04/20/52	1,334	1,028,529
2.00%, 05/20/52	951	732,899
2.00%, 11/20/53(a)	5,450	4,201,396
2.50%, 01/15/28	3	2,709
2.50%, 02/20/28	4	3,934
2.50%, 01/20/31	78	72,606
2.50%, 07/20/35	1,211	1,052,141
2.50%, 04/20/43	13	10,331
2.50%, 12/20/46	1,173	947,112
2.50%, 01/20/47	112	90,774
2.50%, 06/20/50	3,120	2,496,332
2.50%, 08/20/50	10,447	8,225,943
2.50%, 09/20/50	3,740	2,945,249
2.50%, 01/20/51	3,250	2,594,753
2.50%, 02/20/51	3,706	2,954,649
2.50%, 05/20/51	9,483	7,555,651
2.50%, 07/20/51	11,125	8,860,704
2.50%, 08/20/51	11,950	9,515,793
2.50%, 09/20/51	5,916	4,709,637
2.50%, 12/20/51	6,186	4,923,171
2.50%, 02/20/52	1,793	1,426,068
2.50%, 04/20/52	2,242	1,783,906
2.50%, 11/20/53(a)	6,000	4,777,969
3.00%, 07/15/27	2	2,084
3.00%, 09/15/27	4	4,015
3.00%, 01/20/31	97	89,313
3.00%, 07/20/31	156	142,744
3.00%, 02/20/32	123	112,443
3.00%, 09/15/42	5	3,971
3.00%, 10/15/42	31	26,664
3.00%, 01/20/43	307	259,219
3.00%, 07/15/43	54	45,754
3.00%, 09/20/43	636	536,410
3.00%, 01/15/44	1,736	1,462,239
3.00%, 08/20/44	352	297,292
3.00%, 05/20/45	250	209,683
3.00%, 07/20/45	69	57,985
3.00%, 10/20/45	112	93,798
3.00%, 12/20/45	1,391	1,167,710
3.00%, 01/20/46	450	378,147
3.00%, 02/20/46	466	391,001
3.00%, 03/20/46	1,725	1,447,323
3.00%, 04/20/46	1,140	956,662
3.00%, 05/20/46	1,449	1,215,512
3.00%, 06/20/46	513	430,701
3.00%, 08/20/46	3,349	2,810,103
3.00%, 09/20/46	2,206	1,850,985

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.00%, 12/15/46	$129	$107,466
3.00%, 12/20/46	387	324,361
3.00%, 02/15/47	154	128,153
3.00%, 02/20/47	437	366,585
3.00%, 06/20/47	51	42,600
3.00%, 07/20/47	876	734,485
3.00%, 10/20/47	287	240,753
3.00%, 02/20/48	40	33,922
3.00%, 04/20/49	1,780	1,492,061
3.00%, 07/20/49	361	301,356
3.00%, 09/20/49	28	23,517
3.00%, 10/15/49	746	619,922
3.00%, 11/20/49	1,095	911,176
3.00%, 04/20/50	7,713	6,412,850
3.00%, 07/20/50	10,582	8,788,505
3.00%, 08/20/50	2,721	2,258,920
3.00%, 09/20/51	2,103	1,736,231
3.00%, 10/20/51	1,170	965,821
3.00%, 11/20/51	1,985	1,637,934
3.00%, 03/20/52	398	325,348
3.00%, 07/20/52	451	371,200
3.00%, 10/20/52	3,457	2,846,964
3.00%, 11/20/53(a)	3,075	2,534,023
3.50%, 02/15/26	1	983
3.50%, 11/15/26	1	886
3.50%, 02/20/27	3	2,737
3.50%, 01/20/31	32	30,166
3.50%, 07/20/32	86	78,908
3.50%, 09/15/41	4	3,311
3.50%, 06/20/42	2,503	2,122,461
3.50%, 09/15/42	9	7,576
3.50%, 09/20/42	107	94,019
3.50%, 10/15/42	3	2,692
3.50%, 10/20/42	252	220,424
3.50%, 11/15/42	21	18,119
3.50%, 11/20/42	832	727,940
3.50%, 12/20/42	88	77,243
3.50%, 02/20/43	719	628,104
3.50%, 03/15/43	32	27,220
3.50%, 05/15/43	29	25,085
3.50%, 06/15/43	116	101,136
3.50%, 04/20/45	244	212,260
3.50%, 06/20/45	90	78,731
3.50%, 09/20/45	2,680	2,333,740
3.50%, 11/20/45	10	8,485
3.50%, 12/20/45	67	58,483
3.50%, 03/20/46	341	296,979
3.50%, 04/20/46	54	46,410
3.50%, 06/20/46	519	449,683
3.50%, 07/20/46	3,069	2,661,392
3.50%, 11/20/46	9	7,985
3.50%, 12/20/46	129	111,551
3.50%, 01/20/47	46	39,950
3.50%, 02/20/47	114	98,626
3.50%, 03/20/47	231	199,329
3.50%, 04/20/47	992	855,810
3.50%, 08/20/47	463	400,055
3.50%, 09/20/47	870	751,482
3.50%, 10/20/47	5,040	4,355,322
3.50%, 12/20/47	541	469,545
3.50%, 01/20/48	15	13,311

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® GNMA Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.50%, 02/20/48	$1,204	$1,039,854
3.50%, 04/20/48	96	83,241
3.50%, 05/20/48	299	257,881
3.50%, 09/20/48	32	27,572
3.50%, 11/20/48	620	535,631
3.50%, 03/20/49	7,218	6,232,232
3.50%, 09/20/49	192	165,306
3.50%, 10/20/49	233	201,273
3.50%, 04/20/50	5,585	4,812,510
3.50%, 05/20/50	350	301,270
3.50%, 06/20/50	542	466,414
3.50%, 02/20/52	3,116	2,659,896
3.50%, 04/20/52	2,310	1,968,533
3.50%, 08/20/52	474	403,559
3.50%, 12/20/52	3,164	2,696,158
3.50%, 11/20/53(a)	5,375	4,580,788
4.00%, 03/20/26	1	822
4.00%, 07/20/26	1	680
4.00%, 02/15/41	5	4,907
4.00%, 03/15/41	4	4,050
4.00%, 04/15/41	22	19,399
4.00%, 05/15/41	5	4,679
4.00%, 12/15/41	6	5,546
4.00%, 01/15/42	5	4,183
4.00%, 02/15/42	16	14,156
4.00%, 03/15/42	34	31,444
4.00%, 05/15/42	8	7,330
4.00%, 08/15/42	8	6,986
4.00%, 09/20/42	191	171,369
4.00%, 04/15/44	24	21,481
4.00%, 05/15/44	39	34,280
4.00%, 08/20/44	22	20,085
4.00%, 10/20/44	240	215,905
4.00%, 03/20/45	978	877,869
4.00%, 08/15/45	2,714	2,413,566
4.00%, 08/20/45	382	342,249
4.00%, 09/20/45	5,922	5,303,989
4.00%, 10/20/45	5	4,268
4.00%, 01/20/46	8	7,187
4.00%, 03/20/46	92	82,792
4.00%, 07/20/46	9	7,980
4.00%, 09/20/46	269	239,944
4.00%, 11/20/46	104	93,196
4.00%, 12/15/46	17	15,416
4.00%, 05/20/47	26	23,620
4.00%, 06/20/47	1,514	1,349,674
4.00%, 07/20/47	307	273,576
4.00%, 08/20/47	6	5,236
4.00%, 11/20/47	92	81,580
4.00%, 03/20/48	58	51,634
4.00%, 04/20/48	425	379,164
4.00%, 05/20/48	3,053	2,719,879
4.00%, 06/20/48	1,112	990,733
4.00%, 07/20/48	329	293,421
4.00%, 11/20/48	3,639	3,240,710
4.00%, 09/15/49	176	157,323
4.00%, 01/20/50	437	388,175
4.00%, 02/20/50	10	8,540
4.00%, 09/20/52	2,789	2,450,528
4.00%, 10/20/52	2,205	1,936,791
4.00%, 12/20/52	556	488,346

Security	Par (000)		Value

Mortgage-Backed Securities (continued)
4.00%, 06/20/53	$2,657		$2,333,912
4.00%, 11/20/53(a)	875		769,077
4.50%, 07/20/24	0	(b)	161
4.50%, 08/15/39	78		72,436
4.50%, 07/15/40	17		15,356
4.50%, 08/15/40	30		27,991
4.50%, 07/20/41	1,359		1,263,683
4.50%, 11/20/45	175		161,900
4.50%, 08/20/46	296		274,345
4.50%, 09/20/46	47		44,024
4.50%, 10/20/46	50		45,859
4.50%, 11/20/46	50		45,826
4.50%, 04/20/47	5		4,520
4.50%, 06/20/47	6		5,385
4.50%, 07/20/47	2,031		1,871,627
4.50%, 02/20/48	292		267,901
4.50%, 06/20/48	19		17,007
4.50%, 07/20/48	117		107,008
4.50%, 08/20/48	102		93,183
4.50%, 09/20/48	1,159		1,060,684
4.50%, 10/20/48	823		753,122
4.50%, 12/20/48	861		787,665
4.50%, 01/20/49	577		527,908
4.50%, 03/20/49	14		12,969
4.50%, 06/20/49	566		517,547
4.50%, 08/20/49	171		156,360
4.50%, 10/20/49	124		113,878
4.50%, 01/20/50	668		611,163
4.50%, 08/20/52	434		391,885
4.50%, 10/20/52	2,724		2,462,166
4.50%, 11/20/52	2,401		2,170,174
4.50%, 03/20/53	6,960		6,290,090
4.50%, 07/20/53	1,267		1,144,232
4.50%, 11/20/53(a)	800		722,800
5.00%, 07/15/39	17		16,622
5.00%, 07/20/42	98		94,481
5.00%, 07/20/46	38		36,588
5.00%, 04/20/48	40		37,642
5.00%, 05/20/48	212		200,123
5.00%, 11/20/48	48		45,593
5.00%, 12/20/48	47		44,275
5.00%, 01/20/49	135		127,330
5.00%, 04/20/49	9		8,164
5.00%, 09/20/50	191		181,277
5.00%, 07/20/52	3,981		3,707,442
5.00%, 08/20/52	930		866,066
5.00%, 09/20/52	2,000		1,862,966
5.00%, 12/20/52	3,389		3,156,277
5.00%, 01/20/53	946		880,842
5.00%, 04/20/53	984		915,501
5.00%, 05/20/53	3,486		3,242,116
5.00%, 07/20/53	2,632		2,448,129
5.00%, 11/20/53(a)	2,368		2,205,082
5.50%, 10/15/38	13		12,819
5.50%, 07/20/40	165		165,064
5.50%, 12/20/52	3,364		3,217,530
5.50%, 01/20/53	1,391		1,330,322
5.50%, 03/20/53	783		748,471
5.50%, 04/20/53	10,939		10,460,469
5.50%, 05/20/53	494		472,011
5.50%, 06/20/53	195		186,639

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2023	iShares® GNMA Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
6.00%, 09/20/38	$15	$15,804
6.00%, 09/20/53	3,605	3,531,967
6.00%, 10/20/53	1,709	1,674,409
6.00%, 11/20/53(a)	4,575	4,481,687
6.50%, 11/20/53(a)	5,800	5,786,606

		317,573,791

Total Long-Term Investments — 100.3% (Cost: $366,072,594)		317,573,791

	Shares

Short-Term Securities

Money Market Funds — 12.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)(d)	38,140,000	38,140,000

Total Short-Term Securities — 12.1% (Cost: $38,140,000)		38,140,000

Total Investments Before TBA Sales Commitments — 112.4% (Cost: $404,212,594)		355,713,791

Security	Par (000)	Value

TBA Sales Commitments(a)

Mortgage-Backed Securities — (1.0)%
Government National Mortgage Association, 3.50%, 11/20/53	$(3,650)	$(3,110,675)

Total TBA Sales Commitments — (1.0)% (Proceeds: $(3,101,930))		(3,110,675)

Total Investments, Net of TBA Sales Commitments — 111.4% (Cost: $401,110,664)		352,603,116

Liabilities in Excess of Other Assets — (11.4)%		(36,112,828)

Net Assets — 100.0%		$316,490,288

(a)	Represents or includes a TBA transaction.
(b)	Rounds to less than 1,000.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$38,794,000	$—	$(654,000	)(a)	$—	$—	$38,140,000	38,140,000	$1,150,940	$37

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
U.S. Government Agency Obligations	$—	$317,573,791	$—	$317,573,791
Short-Term Securities
Money Market Funds	38,140,000	—	—	38,140,000
Liabilities
Investments
TBA Sales Commitments	—	(3,110,675)	—	(3,110,675)

	$38,140,000	$314,463,116	$—	$352,603,116

See notes to financial statements.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® TIPS Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

U.S. Government Obligations

U.S. Government Obligations — 99.2%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 10/15/24	$252,411		$244,897,551
0.13%, 04/15/25	863,642		824,564,092
0.13%, 10/15/25	399,306		378,841,841
0.13%, 04/15/26	513,306		480,016,302
0.13%, 07/15/26	631,103		590,148,602
0.13%, 10/15/26	654,611		608,626,208
0.13%, 04/15/27	725,309		664,316,546
0.13%, 01/15/30	655,417		565,834,991
0.13%, 07/15/30	710,765		608,876,979
0.13%, 01/15/31	790,824		667,057,050
0.13%, 07/15/31	665,471		556,942,158
0.13%, 01/15/32	841,538		693,677,118
0.13%, 02/15/51	385,173		201,553,914
0.13%, 02/15/52	298,614		154,369,505
0.25%, 01/15/25	636,968		613,255,852
0.25%, 07/15/29	430,626		381,099,362
0.25%, 02/15/50	167,467		92,865,676
0.38%, 07/15/25	435,692		417,328,151
0.38%, 01/15/27	590,498		548,661,436
0.38%, 07/15/27	643,199		594,827,515
0.50%, 01/15/28	611,676		561,313,902
0.63%, 01/15/24	0	(a)	20
0.63%, 01/15/26	774,894		737,118,062
0.63%, 07/15/32	866,907		742,127,842
0.63%, 02/15/43	165,147		114,190,195
0.75%, 07/15/28	441,390		408,315,702
0.75%, 02/15/42	366,463		264,674,037
0.75%, 02/15/45	466,526		321,460,981
0.88%, 01/15/29	518,522		477,414,877
0.88%, 02/15/47	215,060		148,668,466
1.00%, 02/15/46	298,390		215,073,910
1.00%, 02/15/48	167,813		118,206,302
1.00%, 02/15/49	122,822		85,892,864
1.13%, 01/15/33	789,332		699,237,360
1.25%, 04/15/28	770,466		728,338,832
1.38%, 07/15/33	524,950		474,858,880

Security	Par (000)	Value

U.S. Government Obligations (continued)
1.38%, 02/15/44	$404,527	$322,274,768
1.50%, 02/15/53	298,227	233,485,062
1.63%, 10/15/27	746,764	721,772,531
1.75%, 01/15/28	390,712	377,632,599
2.00%, 01/15/26	246,991	242,025,041
2.13%, 02/15/40	166,009	155,092,586
2.13%, 02/15/41	136,272	126,986,704
2.38%, 01/15/25	163,079	161,013,299
2.38%, 01/15/27	103,852	102,786,546
2.38%, 10/15/28	300,717	299,745,934
2.50%, 01/15/29	272,349	271,989,926
3.38%, 04/15/32	46,078	48,813,730
3.63%, 04/15/28	208,115	217,182,539
3.88%, 04/15/29	289,080	308,287,611

		19,573,741,957

Total Long-Term Investments — 99.2% (Cost: $23,521,135,533)		19,573,741,957

	Shares

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(b)(c)	37,830,000	37,830,000

Total Short-Term Securities — 0.2% (Cost: $37,830,000)		37,830,000

Total Investments — 99.4% (Cost: $23,558,965,533)		19,611,571,957

Other Assets Less Liabilities — 0.6%		108,840,370

Net Assets — 100.0%		$19,720,412,327

(a)	Rounds to less than 1,000.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$36,490,000	$1,340,000	(a)	$—	$—	$—	$37,830,000	37,830,000	$5,026,271	(b)	$149

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2023	iShares® TIPS Bond ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
U.S. Government Obligations	$—	$19,573,741,957	$—	$19,573,741,957
Short-Term Securities
Money Market Funds	37,830,000	—	—	37,830,000

	$37,830,000	$19,573,741,957	$—	$19,611,571,957

See notes to financial statements.

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® Treasury Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 96.0%
U.S. Treasury Floating Rate Note
5.32%, 04/30/24, (3-mo. Treasury money market yield - 0.075%)(a)(b)	$1,348,786	$1,348,291,497
5.38%, 01/31/24, (3-mo. Treasury money market yield - 0.015%)(b)	1,328,998	1,328,975,021
5.43%, 07/31/24, (3-mo. Treasury money market yield + 0.037%)(b)	1,499,919	1,500,088,896
5.52%, 07/31/25(b)	1,287,489	1,287,281,235
5.54%, 10/31/24, (3-mo. Treasury money market yield + 0.140%)(b)	1,946,511	1,948,207,785
5.57%, 04/30/25, (3-mo. Treasury money market yield + 0.169%)(b)	1,273,561	1,274,741,482
5.57%, 10/31/25(b)	1,004,227	1,004,350,107
5.60%, 01/31/25, (3-mo. Treasury money market yield + 0.200%)(b)	715,900	716,985,798

		10,408,921,821

Total Long-Term Investments — 96.0% (Cost: $10,405,309,265)		10,408,921,821

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.9%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)(d)(e)	205,190,000	$205,190,000

Total Short-Term Securities — 1.9% (Cost: $205,190,000)		205,190,000

Total Investments — 97.9% (Cost: $10,610,499,265)		10,614,111,821

Other Assets Less Liabilities — 2.1%		232,295,823

Net Assets — 100.0%		$10,846,407,644

(a)	All or a portion of this security is on loan.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$205,190,000	(a)	$—	$—	$—	$205,190,000	205,190,000	$7,138,764	(b)	$10

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
U.S. Government Obligations	$—	$10,408,921,821	$—	$10,408,921,821
Short-Term Securities
Money Market Funds	205,190,000	—	—	205,190,000

	$205,190,000	$10,408,921,821	$—	$10,614,111,821

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments October 31, 2023	iShares® U.S. Treasury Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 98.7%
U.S. Treasury Note/Bond
0.25%, 05/15/24	$1,163	$1,130,654
0.25%, 05/31/25	108,938	100,814,830
0.25%, 07/31/25	15,315	14,072,083
0.25%, 08/31/25	346,803	317,555,318
0.25%, 10/31/25	337,625	307,014,910
0.38%, 08/15/24	657	630,996
0.38%, 11/30/25	563,887	512,322,088
0.38%, 07/31/27	47,304	40,080,477
0.50%, 03/31/25	585	547,272
0.50%, 02/28/26	396,578	357,787,805
0.50%, 05/31/27	127,033	108,916,082
0.50%, 08/31/27	28,234	23,962,250
0.63%, 07/31/26	232,727	207,372,752
0.63%, 12/31/27	243,045	204,546,967
0.63%, 05/15/30	12,349	9,413,777
0.63%, 08/15/30	162,001	122,374,262
0.75%, 03/31/26	140,144	126,940,170
0.75%, 04/30/26	74,180	66,935,950
0.75%, 05/31/26	74,326	66,832,520
0.75%, 08/31/26	469,928	418,749,993
0.75%, 01/31/28	11,761	9,919,753
0.88%, 06/30/26	138,610	124,868,389
0.88%, 09/30/26	128,600	114,815,330
1.00%, 12/15/24	41,784	39,802,524
1.00%, 07/31/28	156,600	131,134,148
1.13%, 01/15/25	4,628	4,402,946
1.13%, 02/28/25	68,701	65,037,463
1.13%, 10/31/26	135,200	121,136,031
1.13%, 08/31/28	14,985	12,591,248
1.13%, 05/15/40	91,409	49,806,920
1.13%, 08/15/40	110,340	59,579,182
1.25%, 11/30/26	133,914	120,104,477
1.25%, 03/31/28	220,115	188,757,296
1.25%, 06/30/28	84,022	71,451,521
1.25%, 09/30/28	239,794	202,148,215
1.25%, 08/15/31	62,639	47,977,559
1.38%, 10/31/28	159,021	134,534,419
1.38%, 12/31/28	37,769	31,769,884
1.38%, 11/15/31	1,439,654	1,104,934,445
1.38%, 11/15/40	33,011	18,606,139
1.38%, 08/15/50	59,968	27,299,359
1.50%, 02/15/25	430,746	410,386,904
1.50%, 08/15/26	123,438	112,521,543
1.50%, 11/30/28	427,131	362,727,654
1.50%, 02/15/30	25	20,030
1.63%, 02/15/26	189,582	175,800,463
1.63%, 05/15/26	625,627	576,212,331
1.63%, 09/30/26	40,600	37,047,226
1.63%, 08/15/29	47,304	39,655,485
1.63%, 05/15/31	203,899	162,346,216
1.63%, 11/15/50	80,222	39,292,965
1.88%, 07/31/26	54,700	50,451,834
1.88%, 02/15/32	219,342	174,316,913
1.88%, 02/15/41	150,059	92,491,567
1.88%, 02/15/51	1,406,754	738,381,097
1.88%, 11/15/51	104,068	54,277,966
2.00%, 02/15/25	555,064	532,363,036
2.00%, 08/15/25	275,717	261,047,901

Security	Par (000)	Value

U.S. Government Obligations (continued)
2.00%, 11/15/26	$116,599	$107,138,995
2.00%, 02/15/50	3,192	1,747,191
2.00%, 08/15/51	129,333	69,920,869
2.13%, 05/15/25	337,864	322,554,347
2.25%, 11/15/25	25,472	24,094,447
2.25%, 02/15/27	562,160	517,648,438
2.25%, 08/15/27	108,478	98,672,697
2.25%, 11/15/27	326,510	295,350,800
2.25%, 05/15/41	76,323	50,048,408
2.25%, 08/15/49	1,622	947,583
2.25%, 02/15/52	97,601	56,177,936
2.38%, 08/15/24	626,447	611,372,533
2.38%, 04/30/26	14,342	13,478,769
2.38%, 05/15/27	77,815	71,504,874
2.38%, 03/31/29	25,997	22,887,867
2.38%, 05/15/29	264,797	232,638,558
2.38%, 05/15/51	19,611	11,681,687
2.50%, 02/28/26	23,706	22,420,879
2.50%, 02/15/46	4,628	2,942,088
2.50%, 05/15/46	542,870	344,065,130
2.63%, 02/15/29	803,335	719,298,086
2.63%, 07/31/29	215,384	190,883,893
2.75%, 05/15/25	377,253	363,548,300
2.75%, 06/30/25	168,684	162,226,758
2.75%, 08/31/25	23,706	22,720,911
2.75%, 04/30/27	16,873	15,723,341
2.75%, 07/31/27	2,040	1,891,954
2.75%, 02/15/28	628,484	577,468,221
2.75%, 08/15/32	127,647	107,981,553
2.75%, 11/15/42	468,646	326,587,751
2.75%, 08/15/47	14,586	9,610,741
2.75%, 11/15/47	52,852	34,777,029
2.88%, 04/30/25	2,710	2,618,036
2.88%, 06/15/25	45,107	43,494,391
2.88%, 07/31/25	23,706	22,808,883
2.88%, 11/30/25	41,673	39,883,991
2.88%, 05/15/28	386,507	355,480,662
2.88%, 08/15/28	5,597	5,123,223
2.88%, 05/15/32	132,300	113,524,512
2.88%, 05/15/43	46,308	32,753,512
2.88%, 08/15/45	108,520	74,751,352
2.88%, 11/15/46	296,132	201,381,599
2.88%, 05/15/49	12,996	8,722,176
2.88%, 05/15/52	5,614	3,745,915
3.00%, 07/15/25	21,865	21,098,210
3.00%, 10/31/25	34,916	33,544,198
3.00%, 11/15/44	11,284	8,012,962
3.00%, 02/15/47	2,877	1,999,542
3.00%, 02/15/48	156,671	108,145,830
3.00%, 08/15/48	42,327	29,154,375
3.00%, 08/15/52	125,556	86,123,569
3.13%, 08/15/25	90,187	87,104,050
3.13%, 11/15/28	791,526	729,842,440
3.13%, 08/31/29	169,342	154,022,023
3.13%, 02/15/43	107,497	79,522,585
3.25%, 08/31/24	1,960	1,924,638
3.25%, 06/30/29	2,454	2,253,167
3.38%, 05/15/33	190,294	168,261,346
3.38%, 05/15/44	65,837	50,100,262
3.38%, 11/15/48	30,100	22,277,527
3.50%, 01/31/30	132,430	122,326,763

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® U.S. Treasury Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations (continued)
3.50%, 02/15/33	$209,562	$187,590,376
3.50%, 02/15/39	19,611	16,213,713
3.63%, 05/15/26	216,343	209,548,865
3.63%, 03/31/30	141,577	131,478,207
3.63%, 08/15/43	35	27,921
3.63%, 02/15/53	71,964	56,075,932
3.63%, 05/15/53	108,031	84,213,385
3.75%, 05/31/30	77,979	72,855,350
3.75%, 06/30/30	78,880	73,648,038
3.75%, 11/15/43	540,961	439,044,386
3.88%, 01/15/26	167,440	163,450,220
3.88%, 09/30/29	56,928	53,881,841
3.88%, 11/30/29	76,990	72,761,753
3.88%, 12/31/29	119,390	112,744,646
3.88%, 08/15/33	85,798	78,974,194
3.88%, 08/15/40	19,611	16,663,392
4.00%, 02/29/28	230,831	223,220,887
4.00%, 02/28/30	190,777	181,193,721
4.00%, 07/31/30	78,880	74,720,312
4.00%, 11/15/52	170,895	142,817,819
4.13%, 06/15/26	88,186	86,428,777
4.13%, 08/31/30	50,930	48,582,827
4.13%, 11/15/32	153,126	144,261,158
4.13%, 08/15/53	51,962	44,451,953
4.25%, 12/31/24	93,769	92,571,247
4.25%, 05/31/25	95,930	94,551,401
4.25%, 05/15/39	12,404	11,194,216
4.25%, 11/15/40	29,284	26,067,692
4.38%, 08/15/26	94,844	93,487,928
4.38%, 08/31/28	103,907	101,926,371
4.38%, 02/15/38	133,965	124,739,021
4.38%, 11/15/39	201,662	183,780,525
4.38%, 05/15/40	19,611	17,809,421
4.38%, 08/15/43	36,119	32,213,276
4.50%, 11/15/25	152,621	150,951,312
4.50%, 07/15/26	146,954	145,347,086
4.50%, 05/15/38	2,862	2,690,915
4.63%, 06/30/25	43,514	43,143,253

Security	Par (000)	Value

U.S. Government Obligations (continued)
4.63%, 09/15/26	$100,061	$99,325,979
4.63%, 09/30/30	117,900	115,910,437
4.75%, 02/15/41	52,000	49,221,250
4.88%, 10/31/30	115,600	115,365,187
5.00%, 08/31/25	101,641	101,426,900
5.00%, 05/15/37	39,307	39,360,440
5.50%, 08/15/28	2,314	2,377,479
6.13%, 11/15/27	315,209	329,492,117
U.S. Treasury STRIPS
0.00%, 02/15/29(a)	43,048	33,273,875
0.00%, 08/15/35(a)	15,606	8,500,583
0.00%, 08/15/36(a)	65,551	33,719,994
0.00%, 05/15/43(a)	31,319	10,854,470

		22,302,185,956

Total Long-Term Investments — 98.7% (Cost: $25,474,759,011)		22,302,185,956

	Shares

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(b)(c)	35,890,000	35,890,000

Total Short-Term Securities — 0.1% (Cost: $35,890,000)		35,890,000

Total Investments — 98.8% (Cost: $25,510,649,011)		22,338,075,956

Other Assets Less Liabilities — 1.2%		261,062,596

Net Assets — 100.0%		$22,599,138,552

(a)	Zero-coupon bond.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$39,685,406	$—	$(3,795,406	)(a)	$—	$—	$35,890,000	35,890,000	$2,976,144	(b)	$47

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2023	iShares® U.S. Treasury Bond ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
U.S. Government Obligations	$—	$22,302,185,956	$—	$22,302,185,956
Short-Term Securities
Money Market Funds	35,890,000	—	—	35,890,000

	$35,890,000	$22,302,185,956	$—	$22,338,075,956

See notes to financial statements.

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

October 31, 2023

	iShares 0-5 Year TIPS Bond ETF	iShares CMBS ETF	iShares GNMA Bond ETF	iShares TIPS Bond ETF

ASSETS
Investments, at value — unaffiliated(a)	$9,084,212,123	$380,414,995	$317,573,791	$19,573,741,957
Investments, at value — affiliated(b)	50,020,000	3,810,000	38,140,000	37,830,000
Cash	13,678	—	2,198	5,306
Receivables:
Investments sold	196,837,102	5,722,620	6,742	487,996,704
Securities lending income — affiliated	4,281	—	—	3,233
TBA sales commitments	—	—	3,101,930	—
Capital shares sold	—	—	—	8,542,696
Dividends — affiliated	190,222	11,949	99,307	140,847
Interest — unaffiliated	8,108,843	1,163,798	967,215	32,122,569

Total assets	9,339,386,249	391,123,362	359,891,183	20,140,383,312

LIABILITIES
Bank overdraft	—	83,996	—	—
TBA sales commitments, at value(c)	—	—	3,110,675	—
Payables:
Investments purchased	200,117,288	4,200,537	40,266,634	416,687,927
Capital shares redeemed	—	4,445,614	—	26,774
Investment advisory fees	234,917	84,775	23,586	3,256,284

Total liabilities	200,352,205	8,814,922	43,400,895	419,970,985

Commitments and contingent liabilities

NET ASSETS	$9,139,034,044	$382,308,440	$316,490,288	$19,720,412,327

NET ASSETS CONSIST OF
Paid-in capital	$9,912,606,490	$498,666,183	$390,420,766	$24,450,392,836
Accumulated loss	(773,572,446)	(116,357,743)	(73,930,478)	(4,729,980,509)

NET ASSETS	$9,139,034,044	$382,308,440	$316,490,288	$19,720,412,327

NET ASSET VALUE
Shares outstanding	94,150,000	8,600,000	7,750,000	192,000,000

Net asset value	$97.07	$44.45	$40.84	$102.71

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$9,667,466,584	$445,109,055	$366,072,594	$23,521,135,533
(b) Investments, at cost — affiliated	$50,020,000	$3,810,000	$38,140,000	$37,830,000
(c) Proceeds from TBA sales commitments	$—	$—	$3,101,930	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Assets and Liabilities (continued)

October 31, 2023

	iShares Treasury Floating Rate Bond ETF	iShares U.S. Treasury Bond ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$10,408,921,821	$22,302,185,956
Investments, at value — affiliated(c)	205,190,000	35,890,000
Cash	180,025,519	5,658
Receivables:
Investments sold	49,000,000	422,262,865
Securities lending income — affiliated	8,817	9,442
Capital shares sold	2,042,556	2,518,969
Dividends — affiliated	59,419	182,968
Interest — unaffiliated	5,584,808	194,062,171

Total assets	10,850,832,940	22,957,118,029

LIABILITIES
Collateral on securities loaned, at value	3,060,000	—
Payables:
Investments purchased	—	356,698,976
Capital shares redeemed	—	297,793
Investment advisory fees	1,365,296	982,708

Total liabilities	4,425,296	357,979,477

Commitments and contingent liabilities

NET ASSETS	$10,846,407,644	$22,599,138,552

NET ASSETS CONSIST OF
Paid-in capital	$10,794,029,120	$26,713,939,646
Accumulated earnings (loss)	52,378,524	(4,114,801,094)

NET ASSETS	$10,846,407,644	$22,599,138,552

NET ASSET VALUE
Shares outstanding	213,800,000	1,040,400,000

Net asset value	$50.73	$21.72

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$10,405,309,265	$25,474,759,011
(b) Securities loaned, at value	$2,998,901	$—
(c) Investments, at cost — affiliated	$205,190,000	$35,890,000

See notes to financial statements.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended October 31, 2023

	iShares 0-5 Year TIPS Bond ETF	iShares CMBS ETF	iShares GNMA Bond ETF	iShares TIPS Bond ETF

INVESTMENT INCOME
Dividends — affiliated	$8,710,444	$104,976	$1,150,940	$4,514,381
Interest — unaffiliated(a)(b)	347,961,916	15,707,550	10,698,465	682,007,549
Securities lending income — affiliated — net	74,823	—	—	511,890

Total investment income	356,747,183	15,812,526	11,849,405	687,033,820

EXPENSES
Investment advisory	3,590,291	1,263,441	348,847	41,841,624

Total expenses	3,590,291	1,263,441	348,847	41,841,624

Less:
Investment advisory fees waived	—	—	(23,631)	—

Total expenses after fees waived	3,590,291	1,263,441	325,216	41,841,624

Net investment income	353,156,892	14,549,085	11,524,189	645,192,196

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(149,244,883)	(34,068,090)	(13,871,544)	(501,309,582)
Capital gain distributions from underlying funds — affiliated	74	1	37	149
In-kind redemptions — unaffiliated(c)	(156,589,891)	—	—	(730,624,070)

	(305,834,700)	(34,068,089)	(13,871,507)	(1,231,933,503)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	262,862,870	32,379,549	3,241,248	468,465,491

	262,862,870	32,379,549	3,241,248	468,465,491

Net realized and unrealized loss	(42,971,830)	(1,688,540)	(10,630,259)	(763,468,012)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$310,185,062	$12,860,545	$893,930	$(118,275,816)

(a)	Includes net inflationary and deflationary adjustments. See Note 4 of the Notes to Financial Statements.
(b)	Includes net deflationary adjustments for U.S. Treasury Inflation Index Bonds which exceeded the aggregate of interest accrued to income for the period.
(c)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Operations  (continued)

Year Ended October 31, 2023

	iShares Treasury Floating Rate Bond ETF	iShares U.S. Treasury Bond ETF

INVESTMENT INCOME
Dividends — affiliated	$6,963,200	$2,778,944
Interest — unaffiliated	330,540,968	622,013,563
Securities lending income — affiliated — net	175,564	197,200

Total investment income	337,679,732	624,989,707

EXPENSES
Investment advisory	9,830,648	11,944,297

Total expenses	9,830,648	11,944,297

Net investment income	327,849,084	613,045,410

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(161,921)	(450,966,731)
Capital gain distributions from underlying funds — affiliated	10	47
In-kind redemptions — unaffiliated(a)	602,861	(92,988,886)

	440,950	(543,955,570)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	4,271,385	(317,384,856)

	4,271,385	(317,384,856)

Net realized and unrealized gain (loss)	4,712,335	(861,340,426)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$332,561,419	$(248,295,016)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares 0-5 Year TIPS Bond ETF		iShares CMBS ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$353,156,892	$674,213,983	$14,549,085	$17,551,222
Net realized loss	(305,834,700)	(79,101,976)	(34,068,089)	(18,661,019)
Net change in unrealized appreciation (depreciation)	262,862,870	(946,415,284)	32,379,549	(105,496,354)

Net increase (decrease) in net assets resulting from operations	310,185,062	(351,303,277)	12,860,545	(106,606,151)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(315,980,634)	(708,599,128)	(14,866,531)	(19,482,690)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(2,978,988,307)	5,688,028,105	(201,514,842)	(108,467,807)

NET ASSETS
Total increase (decrease) in net assets	(2,984,783,879)	4,628,125,700	(203,520,828)	(234,556,648)
Beginning of year	12,123,817,923	7,495,692,223	585,829,268	820,385,916

End of year	$9,139,034,044	$12,123,817,923	$382,308,440	$585,829,268

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Changes in Net Assets  (continued)

	iShares GNMA Bond ETF		iShares TIPS Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$11,524,189	$5,348,068	$645,192,196	$2,078,474,333
Net realized loss	(13,871,507)	(8,776,553)	(1,231,933,503)	(442,787,338)
Net change in unrealized appreciation (depreciation)	3,241,248	(49,977,400)	468,465,491	(5,520,153,272)

Net increase (decrease) in net assets resulting from operations	893,930	(53,405,885)	(118,275,816)	(3,884,466,277)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(11,052,215)	(4,647,702)	(558,157,389)	(2,167,278,308)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(3,629,066)	(95,516,056)	(4,585,020,593)	(4,835,024,590)

NET ASSETS
Total decrease in net assets	(13,787,351)	(153,569,643)	(5,261,453,798)	(10,886,769,175)
Beginning of year	330,277,639	483,847,282	24,981,866,125	35,868,635,300

End of year	$316,490,288	$330,277,639	$19,720,412,327	$24,981,866,125

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares Treasury Floating Rate Bond ETF		iShares U.S. Treasury Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$327,849,084	$26,891,007	$613,045,410	$288,943,745
Net realized gain (loss)	440,950	226,214	(543,955,570)	(497,696,978)
Net change in unrealized appreciation (depreciation)	4,271,385	(670,939)	(317,384,856)	(2,755,101,547)

Net increase (decrease) in net assets resulting from operations	332,561,419	26,446,282	(248,295,016)	(2,963,854,780)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(289,268,329)	(16,475,106)	(599,704,339)	(256,285,822)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	7,020,292,037	3,511,487,208	2,205,223,696	8,796,873,416

NET ASSETS
Total increase in net assets	7,063,585,127	3,521,458,384	1,357,224,341	5,576,732,814
Beginning of year	3,782,822,517	261,364,133	21,241,914,211	15,665,181,397

End of year	$10,846,407,644	$3,782,822,517	$22,599,138,552	$21,241,914,211

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Financial Highlights

(For a share outstanding throughout each period)

	iShares 0-5 Year TIPS Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$97.18	$105.95	$103.32	$100.17	$98.21

Net investment income(a)	2.88	6.31	4.52	1.62	2.05
Net realized and unrealized gain (loss)(b)	(0.40)	(8.83)	2.17	2.85	2.02

Net increase (decrease) from investment operations	2.48	(2.52)	6.69	4.47	4.07

Distributions from net investment income(c)	(2.59)	(6.25)	(4.06)	(1.32)	(2.11)

Net asset value, end of year	$97.07	$97.18	$105.95	$103.32	$100.17

Total Return(d)
Based on net asset value	2.56%	(2.51)%	6.55%	4.49%	4.17%

Ratios to Average Net Assets(e)
Total expenses	0.03%	0.03%	0.05%	0.06%	0.06%

Net investment income	2.95%	6.15%	4.28%	1.59%	2.07%

Supplemental Data
Net assets, end of year (000)	$9,139,034	$12,123,818	$7,495,692	$2,841,229	$2,343,861

Portfolio turnover rate(f)	30%	27%	36%	72%	58%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares CMBS ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$45.06	$53.62	$54.88	$53.42	$49.36

Net investment income(a)	1.32	1.19	1.23	1.39	1.45
Net realized and unrealized gain (loss)(b)	(0.59)	(8.45)	(1.06)	1.47	4.04

Net increase (decrease) from investment operations	0.73	(7.26)	0.17	2.86	5.49

Distributions(c)

From net investment income	(1.34)	(1.18)	(1.22)	(1.40)	(1.43)
From net realized gain	—	(0.12)	(0.21)	—	—

Total distributions	(1.34)	(1.30)	(1.43)	(1.40)	(1.43)

Net asset value, end of year	$44.45	$45.06	$53.62	$54.88	$53.42

Total Return(d)
Based on net asset value	1.58%	(13.75)%	0.29%	5.42%	11.27%

Ratios to Average Net Assets(e)
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%

Net investment income	2.88%	2.39%	2.26%	2.58%	2.81%

Supplemental Data
Net assets, end of year (000)	$382,308	$585,829	$820,386	$491,195	$422,024

Portfolio turnover rate(f)	19%	21%	13%	26%	21%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares GNMA Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$42.62	$49.88	$50.93	$50.35	$47.67

Net investment income(a)	1.44	0.66	0.04	0.77	1.34
Net realized and unrealized gain (loss)(b)	(1.82)	(7.31)	(0.61)	0.82	2.69

Net increase (decrease) from investment operations	(0.38)	(6.65)	(0.57)	1.59	4.03

Distributions(c)
From net investment income	(1.40)	(0.61)	(0.06)	(0.82)	(1.35)
Return of capital	—	—	(0.42)	(0.19)	—

Total distributions	(1.40)	(0.61)	(0.48)	(1.01)	(1.35)

Net asset value, end of year	$40.84	$42.62	$49.88	$50.93	$50.35

Total Return(d)
Based on net asset value	(1.05)%	(13.42)%	(1.14)%	3.18%	8.55%

Ratios to Average Net Assets(e)
Total expenses	0.10%	0.10%	0.15%	0.15%	0.15%

Total expenses after fees waived	0.09%	0.09%	0.13%	0.12%	0.13%

Net investment income	3.30%	1.41%	0.08%	1.51%	2.71%

Supplemental Data
Net assets, end of year (000)	$316,490	$330,278	$483,847	$481,283	$178,753

Portfolio turnover rate(f)(g)	327%	313%	498%	699%	529%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)	Includes mortgage dollar roll transactions (“MDRs”).

See notes to financial statements.

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares TIPS Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$106.26	$128.61	$125.29	$116.11	$108.83

Net investment income(a)	3.09	7.63	4.90	1.56	2.11
Net realized and unrealized gain (loss)(b)	(3.93)	(21.96)	3.33	8.87	7.41

Net increase (decrease) from investment operations	(0.84)	(14.33)	8.23	10.43	9.52

Distributions from net investment income(c)	(2.71)	(8.02)	(4.91)	(1.25)	(2.24)

Net asset value, end of year	$102.71	$106.26	$128.61	$125.29	$116.11

Total Return(d)
Based on net asset value	(0.87)%	(11.62)%	6.67%	9.02%	8.80%

Ratios to Average Net Assets(e)
Total expenses	0.19%	0.19%	0.19%	0.19%	0.19%

Net investment income	2.89%	6.36%	3.84%	1.29%	1.87%

Supplemental Data
Net assets, end of year (000)	$19,720,412	$24,981,866	$35,868,635	$23,956,337	$20,436,063

Portfolio turnover rate(f)	18%	20%	34%	53%	17%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Treasury Floating Rate Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22		Year Ended 10/31/21		Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$50.50	$50.26		$50.29		$50.28	$50.31

Net investment income (loss)(a)	2.53	1.05		(0.01)		0.31	1.08
Net realized and unrealized gain (loss)(b)	(0.04)	(0.44)		(0.01)		0.08	(0.04)

Net increase (decrease) from investment operations	2.49	0.61		(0.02)		0.39	1.04

Distributions(c)
Distributions from net investment income	(2.26)	(0.37)		(0.01)		(0.38)	(1.07)
From net realized gain	—	(0.00	)(d)	(0.00	)(d)	—	—

Total distributions	(2.26)	(0.37)		(0.01)		(0.38)	(1.07)

Net asset value, end of year	$50.73	$50.50		$50.26		$50.29	$50.28

Total Return(e)
Based on net asset value	5.05%	1.22%		(0.04)%		0.78%	2.09%

Ratios to Average Net Assets(f)
Total expenses	0.15%	0.15%		0.15%		0.15%	0.15%

Net investment income (loss)	5.00%	2.08%		(0.02)%		0.62%	2.15%

Supplemental Data
Net assets, end of year (000)	$10,846,408	$3,782,823		$261,364		$407,351	$507,830

Portfolio turnover rate(g)	14%	6%		74%		44%	20%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Rounds to less than $0.01.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Treasury Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$22.40	$26.46	$27.66	$26.28	$24.17

Net investment income(a)	0.59	0.38	0.25	0.39	0.53
Net realized and unrealized gain (loss)(b)	(0.70)	(4.11)	(0.96)	1.40	2.10

Net increase (decrease) from investment operations	(0.11)	(3.73)	(0.71)	1.79	2.63

Distributions(c)
From net investment income	(0.57)	(0.33)	(0.25)	(0.41)	(0.52)
From net realized gain	—	—	(0.24)	—	—

Total distributions	(0.57)	(0.33)	(0.49)	(0.41)	(0.52)

Net asset value, end of year	$21.72	$22.40	$26.46	$27.66	$26.28

Total Return(d)
Based on net asset value	(0.54)%	(14.21)%	(2.58)%	6.84%	10.99%

Ratios to Average Net Assets(e)
Total expenses	0.05%	0.05%	0.09%	0.15%	0.15%

Net investment income	2.57%	1.57%	0.95%	1.43%	2.09%

Supplemental Data
Net assets, end of year (000)	$22,599,139	$21,241,914	$15,665,181	$15,037,638	$15,219,211

Portfolio turnover rate(f)	23%	50%	128%	91%	22%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

0-5 Year TIPS Bond	Diversified
CMBS	Diversified
GNMA Bond	Diversified
TIPS Bond	Diversified
Treasury Floating Rate Bond	Diversified
U.S. Treasury Bond	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements (continued)

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds.

Stripped Bonds: A stripped bond is a bond that has had its coupon payments and principal repayment stripped into two separate components then selling the separate parts as a zero-coupon bond and an interest paying coupon bond. Once stripped, each component trades as a separate security. Stripped bonds have a greater sensitivity to changes in interest rates than similar maturity debt obligations which provide for regular interest payments.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received	(a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Treasury Floating Rate Bond Morgan Stanley	$2,998,901	$(2,998,901)		$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

0-5 Year TIPS Bond	0.03%
CMBS	0.25
GNMA Bond	0.10
Treasury Floating Rate Bond	0.15
U.S. Treasury Bond	0.05

For its investment advisory services to the iShares TIPS Bond ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $121 billion	0.2000%
Over $121 billion, up to and including $181 billion	0.1900
Over $181 billion, up to and including $231 billion	0.1805
Over $231 billion, up to and including $281 billion	0.1715
Over $281 billion	0.1630

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

For the iShares GNMA Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 29, 2024 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other registered investment companies.

This amount is included in investment advisory fees waived in the Statement of Operation. For the year ended October 31, 2023, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts Waived

GNMA Bond	$23,631

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements (continued)

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended October 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

0-5 Year TIPS Bond	$18,267
TIPS Bond	123,036
Treasury Floating Rate Bond	56,449
U.S. Treasury Bond	54,584

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2023, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities and in-kind transactions, were as follows:

	U.S. Government Securities		Other Securities

iShares ETF	Purchases	Sales	Purchases	Sales

0-5 Year TIPS Bond	$ 3,996,312,918	$ 3,408,759,773	$—	$—
CMBS	56,602,792	138,708,750	38,928,956	155,549,956
GNMA Bond	1,131,909,071	1,134,754,158	—	—
TIPS Bond	4,033,723,782	4,489,364,357	—	—
Treasury Floating Rate Bond	3,395,534,259	633,817,037	—	—
U.S. Treasury Bond	5,520,217,889	5,602,293,764	—	—

For the year ended October 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

0-5 Year TIPS Bond	$3,577,666,534	$6,512,199,723
TIPS Bond	8,416,632,548	12,950,167,545
Treasury Floating Rate Bond	7,752,411,993	982,530,218
U.S. Treasury Bond	11,225,519,402	9,306,243,510

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

0-5 Year TIPS Bond	$(157,378,897)	$157,378,897
TIPS Bond	(762,115,615)	762,115,615
Treasury Floating Rate Bond	602,861	(602,861)
U.S. Treasury Bond	(92,998,626)	92,998,626

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/23	Year Ended 10/31/22

0-5 Year TIPS Bond
Ordinary income	$315,980,634	$708,599,128

CMBS
Ordinary income	$14,866,531	$17,571,757
Long-term capital gains	—	1,910,933

	$14,866,531	$19,482,690

GNMA Bond
Ordinary income	$11,052,215	$4,647,702

TIPS Bond
Ordinary income	$558,157,389	$2,167,278,308

Treasury Floating Rate Bond
Ordinary income	$289,268,329	$16,475,106

U.S. Treasury Bond
Ordinary income	$599,704,339	$256,285,822

As of October 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

0-5 Year TIPS Bond	$37,319,523	$(210,256,391)	$(600,635,578)	$(773,572,446)
CMBS	1,075,146	(52,268,642)	(65,164,247)	(116,357,743)
GNMA Bond	967,105	(26,186,566)	(48,711,017)	(73,930,478)
TIPS Bond	87,544,904	(863,264,677)	(3,954,260,736)	(4,729,980,509)
Treasury Floating Rate Bond	48,929,285	(163,317)	3,612,556	52,378,524
U.S. Treasury Bond	58,903,251	(990,890,957)	(3,182,813,388)	(4,114,801,094)

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and TBA transactions.

As of October 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

0-5 Year TIPS Bond	$9,734,867,701	$—	$(600,635,578)	$(600,635,578)
CMBS	449,389,242	40,153	(65,204,400)	(65,164,247)
GNMA Bond	404,384,476	141,696	(48,852,713)	(48,711,017)
TIPS Bond	23,565,832,693	3	(3,954,260,739)	(3,954,260,736)
Treasury Floating Rate Bond	10,610,499,265	3,658,568	(46,012)	3,612,556
U.S. Treasury Bond	25,520,889,344	4	(3,182,813,392)	(3,182,813,388)

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements (continued)

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Funds invest.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/23		Year Ended 10/31/22

iShares ETF	Shares	Amount	Shares	Amount

0-5 Year TIPS Bond
Shares sold	37,250,000	$3,635,222,692	73,950,000	$7,703,184,734
Shares redeemed	(67,850,000)	(6,614,210,999)	(19,950,000)	(2,015,156,629)

	(30,600,000)	$(2,978,988,307)	54,000,000	$5,688,028,105

CMBS
Shares sold	1,000,000	$46,266,952	1,600,000	$82,403,093
Shares redeemed	(5,400,000)	(247,781,794)	(3,900,000)	(190,870,900)

	(4,400,000)	$(201,514,842)	(2,300,000)	$(108,467,807)

GNMA Bond
Shares sold	5,850,000	$254,480,873	1,150,000	$53,550,684
Shares redeemed	(5,850,000)	(258,109,939)	(3,100,000)	(149,066,740)

	—	$(3,629,066)	(1,950,000)	$(95,516,056)

TIPS Bond
Shares sold	78,700,000	$8,459,578,503	92,200,000	$11,219,666,328
Shares redeemed	(121,800,000)	(13,044,599,096)	(136,000,000)	(16,054,690,918)

	(43,100,000)	$(4,585,020,593)	(43,800,000)	$(4,835,024,590)

Treasury Floating Rate Bond
Shares sold	158,900,000	$8,030,898,754	75,600,000	$3,808,560,987
Shares redeemed	(20,000,000)	(1,010,606,717)	(5,900,000)	(297,073,779)

	138,900,000	$7,020,292,037	69,700,000	$3,511,487,208

U.S. Treasury Bond
Shares sold	499,500,000	$11,473,350,849	611,000,000	$14,659,250,742
Shares redeemed	(407,600,000)	(9,268,127,153)	(254,600,000)	(5,862,377,326)

	91,900,000	$2,205,223,696	356,400,000	$8,796,873,416

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the six funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

 iShares 0-5 Year TIPS Bond ETF

 iShares CMBS ETF iShares GNMA Bond ETF

 iShares TIPS Bond ETF

 iShares Treasury Floating Rate Bond ETF

 iShares U.S. Treasury Bond ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2023:

iShares ETF	Federal Obligation Interest

0-5 Year TIPS Bond	$353,225,333
CMBS	60,711
GNMA Bond	692,049
TIPS Bond	645,190,402
Treasury Floating Rate Bond	327,674,927
U.S. Treasury Bond	610,969,139

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2023:

iShares ETF	Interest Dividends

0-5 Year TIPS Bond	$353,225,333
CMBS	14,549,086
GNMA Bond	11,524,192
TIPS Bond	645,190,402
Treasury Floating Rate Bond	327,674,927
U.S. Treasury Bond	612,848,210

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2023:

iShares ETF	Interest-Related Dividends

0-5 Year TIPS Bond	$353,225,333
CMBS	14,549,086
GNMA Bond	11,524,192
TIPS Bond	645,190,402
Treasury Floating Rate Bond	327,674,927
U.S. Treasury Bond	612,848,210

I M P O R T A N T T A X I N F O R M A T I O N	59

Board Review and Approval of Investment Advisory Contract

iShares 0-5 Year TIPS Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract  (continued)

iShares CMBS ETF, iShares GNMA Bond ETF, iShares Treasury Floating Rate Bond ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract  (continued)

iShares TIPS Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	65

Board Review and Approval of Investment Advisory Contract  (continued)

iShares U.S. Treasury Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	67

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
CMBS	$1.342837	$—	$—	$1.342837	100%	—%	—%	100%
GNMA Bond	1.402659	—	—	1.402659	100	—	—	100
Treasury Floating Rate Bond	2.261063	—	—	2.261063	100	—	—	100

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, ( “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, the Company is only required to comply with certain disclosure, reporting and transparency obligations of AIFMD because it has registered the iShares 0-5 Year TIPS Bond ETF (the “Fund”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

The Company is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area.As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time.All employees are subject to a clawback policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

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Supplemental Information (unaudited) (continued)

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2022 was USD 4.12 million. This figure is comprised of fixed remuneration of USD 685 thousand and variable remuneration of USD 3.44 million. There was a total of 8 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2022, to its senior management was USD 2.96 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 970 thousand. These figures relate to the entire Company and not to the Fund.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares 0-5 Year TIPS Bond ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

S U P P L E M E N T A L I N F O R M A T I O N	69

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of October 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	71

Trustee and Officer Information (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

72	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	73

Glossary of Terms Used in this Report

Portfolio Abbreviation

STRIPS	Separate Trading of Registered Interest & Principal of Securities

TBA	To-Be-Announced

74	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

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This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited or ICE Data Indices, LLC nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1005-1023

OCTOBER 31, 2023

2023 Annual Report

iShares Trust

•	iShares Core 1-5 Year USD Bond ETF | ISTB | NASDAQ
•	iShares Core International Aggregate Bond ETF | IAGG | Cboe BZX

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	1.39%	10.14%

U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)

International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40

Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Bond Market Overview

Global investment-grade bonds posted positive returns in the 12 months ended October 31, 2023 (the “reporting period”). The Bloomberg Global Aggregate Index, a broad measure of world bond market performance, returned 1.72% in U.S. Dollar terms for the reporting period. Income made a strong contribution to performance following an extended period of rising yields, outweighing the impact of falling prices. Lower-rated, higher-yielding market segments generally outperformed, and short-term debt outpaced longer-term issues. On the other hand, interest-rate sensitive investments—particularly developed-market government bonds—typically experienced weak relative performance.

The falling prices for government bonds reflected the global interest-rate backdrop. Persistent inflation compelled developed-market central banks to continue raising rates. While the pace of rate hikes slowed, investors began to anticipate that rates were likely to remain “higher for longer.” This trend was particularly evident in the United States, where stronger-than-expected growth prompted the markets to push out expectations for the central bank’s first rate cut. At the beginning of the period, the futures markets were indicating that the U.S. Federal Reserve’s (Fed’s) initial rate reduction would occur in the second half of 2023. In contrast, the expected timing had shifted to late 2024 by the end of October. Japan was a notable outlier compared to its developed-market peers, as the combination of lower relative inflation and tepid economic growth prompted the nation’s central bank to maintain a highly accommodative interest rate policy.

Credit-oriented market segments delivered generally positive performance and outpaced government debt. Investors appeared to be encouraged that the slowdown in global growth was less severe than expected. In addition, corporate earnings—while slowing—exceeded the depressed expectations that were in place in late 2022. These developments fueled a healthy appetite for risk among investors, leading to outperformance for lower-rated investment-grade corporates and high yield bonds.

Emerging markets debt also held up well versus developed market government issues. The category was helped by a robust contribution from income, as well as its lower interest-rate sensitivity in relation to higher-rated, developed market bonds. Additionally, emerging market central banks were seen as being closer to the point at which they could begin cutting rates than their larger peers. The asset class further benefited from the generally positive, “risk-on” tone that was in place for much of the period.

Currency movements had a meaningful impact on returns for bonds denominated in foreign currencies. The U.S. Dollar fell sharply in the first two months of the period due to the growing view that the Fed was set to move to a neutral policy, boosting returns for non-U.S. bonds. On the other hand, the Dollar’s rally from mid-July onward reversed all of its previous gains, weighing on returns for the international markets.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® Core 1-5 Year USD Bond ETF

Investment Objective

The iShares Core 1-5 Year USD Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated bonds that are rated either investment-grade or high yield with remaining maturities between one and five years, as represented by the Bloomberg U.S. Universal 1-5 Year Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	3.47%	1.21%	1.22%	3.47%	6.22%	12.89%
Fund Market	3.43	1.20	1.18	3.43	6.15	12.40
Index	3.44	1.25	1.29	3.44	6.41	13.65

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index Performance through June 2, 2014 reflects the performance of the Bloomberg U.S. Government/Credit 1-5 Year Bond Index. Index performance beginning on June 3, 2014 reflects the performance of the Bloomberg U.S. Universal 1-5 Year Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 993.00	$ 0.30		$ 1,000.00	$ 1,024.90	$ 0.31		0.06%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2023 (continued)	iShares® Core 1-5 Year USD Bond ETF

Portfolio Management Commentary

High quality bonds with shorter maturities experienced meaningful positive returns over the 12-month period, despite the continued rise in Treasury yields which weighed on broader bond market performance.

U.S. Treasury yields finished the 12 months higher across maturities and the yield curve was inverted at period end. The two-year Treasury yield rose from 4.51% to 5.07% while the 10-year yield rose from 4.10% to 4.88%. As a result, short-term Treasury yields remained higher than long-term yields at the end of the period.

Investment grade corporate bonds experienced positive returns in aggregate, as the sector is less interest rate-sensitive relative to Treasuries. In addition, corporate issues trade at a yield advantage versus Treasuries and their prices broadly were supported by a narrowing in this spread over the period.

Returns for investment grade corporate bonds with maturities of five years or less exceeded those for their longer-term counterparts given their lower interest rate sensitivity. In addition, an inverted yield curve eliminated the traditional income advantage for longer maturity bonds. In terms of credit quality, lower-rated issues in the Moody’s A and Baa rating categories led performance contributions due to their significant weights within the Index. All maturity segments within the Index finished well into positive territory, with contributions led by the 3-5-year segment which comprises the largest weight within the Index.

Shorter-maturity Treasuries, which comprise nearly half of the Index weight, also managed a positive return, as the income they provided more than outweighed the negative impact on prices from the relatively modest rise in yields on the front end of the curve.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Rating*	Percent of Total Investments(a)

Aaa	58.0%

Aa	3.9

A	13.8

Baa	12.8

Ba	3.3

B	3.4

Caa	0.8

Ca	0.1

Not Rated	3.9

PORTFOLIO COMPOSITION

Investment Type	Percent of Total Investments(a)

U.S. Government & Agency Obligations	54.4%

Corporate Bonds & Notes	37.1

Foreign Government Obligations	5.8

Collaterized Mortgage Obligations	1.6

Asset-Backed Securities	1.0

Municipal Debt Obligations	0.1

Common Stocks	—(b)

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.
(b)	Rounds to less than 0.1%.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® Core International Aggregate Bond ETF

Investment Objective

The iShares Core International Aggregate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of global non-U.S. dollar-denominated investment-grade bonds that mitigates exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the Bloomberg Global Aggregate ex USD 10% Issuer Capped (Hedged) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns				Cumulative Total Returns

	1 Year		5 Years	Since Inception	1 Year		5 Years	Since Inception

Fund NAV	2.37	%(a)	0.67%	1.59%	2.37	%(a)	3.38%	13.39%
Fund Market	2.10		0.58	1.55	2.10		2.91	13.08
Index	2.56		0.78	1.68	2.56		3.98	14.22

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was November 10, 2015. The first day of secondary market trading was November 12, 2015.

(a)

The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 995.10	$ 0.35		$ 1,000.00	$ 1,024.90	$ 0.36		0.07%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2023 (continued)	iShares® Core International Aggregate Bond ETF

Portfolio Management Commentary

Returns for international bonds in aggregate were modestly positive for the reporting period, with sentiment improving as inflation eased and global central banks appeared to be nearing the end of their rate hiking cycles. Within the Index, Asia-bloc bonds led positive contributions. In sector terms, while corporate bonds experienced positive returns, exposure to global treasuries was the largest contributor to returns and comprise more than 60% of the Index’s weight. In terms of credit quality, while returns were positive across all ratings categories, corporate bonds in the BBB range (the lowest investment grade category) posted the strongest performance. In terms of maturity, while returns were positive across the spectrum, performance was muted for bonds with maturities greater than 10 years, which are more sensitive to rising interest rates.

The U.S. dollar declined notably relative to other currencies early in the period in anticipation of the Federal Reserve moving to a neutral policy, but rebounded late in the period to recover most of its lost ground as the central bank signaled a “higher-for-longer” stance on interest rates. As a result, hedging activity had only a modest impact on the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Total Investments(a)

Foreign Government Obligations	81.1%

Corporate Bonds & Notes	18.9

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

China	19.0%

Japan	10.9

France	10.1

Germany	9.0

United Kingdom	7.5

Italy	6.1

Canada	5.6

Spain	4.4

Supranational	3.2

Australia	2.9

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	9

Schedule of Investments October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
American Express Credit Account Master Trust
Class A, 0.90%, 11/15/26	$5,000	$4,750,145
Class A, 4.95%, 10/15/27	1,000	987,071
Series 2022-2, Class A, 3.39%, 05/15/27	3,000	2,896,923
BA Credit Card Trust Series 2021-A1, Class A1, 0.44%, 09/15/26	3,510	3,424,421
BMW Vehicle Lease Trust 5.99%, 09/25/26	320	319,905
Discover Card Execution Note Trust 3.56%, 07/15/27	2,000	1,928,393
Series 2022-A1, Class A1, 1.96%, 02/15/27	2,300	2,189,271
GM Financial Automobile Leasing Trust 5.16%, 01/20/27 (Call 08/20/25)	3,000	2,963,549
GM Financial Consumer Automobile Receivables Trust 5.78%, 08/16/28	610	610,131
GM Financial Consumer Automobile Receivables Trust 2023-14.66%, 02/16/28 (Call 10/16/26)	3,090	3,023,747
Hyundai Auto Receivables Trust 5.48%, 04/17/28	2,000	1,990,649
Santander Drive Auto Receivables Trust Series 2021-3, Class C, 0.95%, 09/15/27 (Call 05/15/25)	794	782,930
Synchrony Card Funding LLC 5.54%, 07/15/29	3,890	3,866,198
Toyota Auto Receivables Owner Trust 2.93%, 09/15/26 (Call 05/15/26)	5,000	4,849,541
Series 2021-B, Class A4, 0.53%, 10/15/26 (Call 07/15/25)	750	694,498
Verizon Master Trust Series 2021-1, Class A, 0.50%, 05/20/27 (Call 05/20/24)	2,870	2,783,740

Total Asset-Backed Securities — 0.9% (Cost: $39,039,354)		38,061,112

Collaterized Mortgage Obligations

Mortgage-Backed Securities — 1.6%
Benchmark Mortgage Trust
Series 2018-B21, Class A2, 1.74%, 12/17/53 (Call 12/15/30)	1,000	913,051
Series 2023-B38, Class A2, 5.63%, 04/15/56 (Call 04/15/33)	7,000	6,725,147
CD Mortgage Trust, Series 2016-CD2, Class A3, 3.25%, 11/10/49 (Call 11/10/26)	946	877,865
COMM Mortgage Trust, Series 2015-PC1, Class A5, 3.90%, 07/10/50 (Call 06/10/25)	4,000	3,845,742
Commission Mortgage Trust
Class-A4, 3.09%, 10/10/49 (Call 10/10/26)	5,440	4,909,490
Series 2013-CR12, Class A4, 4.05%, 10/10/46 (Call 11/10/23)	492	480,698
Series 2015-CR25, Class A4, 3.76%, 08/10/48 (Call 08/10/25)	2,650	2,524,471
Series 2015-CR27, Class A4, 3.61%, 10/10/48 (Call 10/10/25)	1,335	1,263,528
Series 2015-LC21, Class A4, 3.71%, 07/10/48 (Call 01/10/26)	1,560	1,489,470
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, 4.74%, 08/25/28	10,000	9,660,405
GS Mortgage Securities Trust
Series 2014-GC20, Class AAB, 3.66%, 04/10/47 (Call 04/10/24)	43	43,191
Series 2014-GC24, Class A4, 3.67%, 09/10/47 (Call 09/10/24)	1,632	1,599,987

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2014-GC24, Class A5, 3.93%, 09/10/47 (Call 09/10/24)	$4,000	$3,897,456
Series 2017-GS7, Class AAB, 3.20%, 08/10/50 (Call 08/10/27)	2,998	2,854,460
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18, Class A5, 4.08%, 02/15/47 (Call 01/15/29)	225	223,228
Series 2015-C27, Class AS, 3.02%, 02/15/48 (Call 09/15/26)	520	508,652
Series 2015-C29, Class A4, 3.61%, 05/15/48 (Call 03/15/26)	2,000	1,897,357
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C10, Class AS, 3.96%, 07/15/46 (Call 06/15/28)(a)	120	114,569
Series 2014-C17, Class A4, 3.44%, 08/15/47 (Call 07/15/24)	1,511	1,494,175
Series 2014-C18, Class ASB, 3.62%, 10/15/47 (Call 07/15/26)	157	155,902
Series 2015-C22, Class A4, 3.31%, 04/15/48 (Call 04/15/25)	250	237,742
Series 2016-C31, Class A5, 3.10%, 11/15/49 (Call 11/15/26)	3,075	2,778,077
Morgan Stanley Capital I Trust, Series 2019-L3, Class AS, 3.49%, 11/15/52 (Call 11/15/29)	970	787,087
SG Commercial Mortgage Securities Trust, Series 2016-C5, Class C5, 2.90%, 10/10/48 (Call 07/10/26)	565	544,938
UBS Commercial Mortgage Trust, Series 2018-C14, Class ASB, 4.39%, 12/15/51 (Call 12/15/28)	3,844	3,697,695
Wells Fargo Commercial Mortgage Trust
Series 2016-C35, Class A4, 2.93%, 07/15/48 (Call 07/15/26)	1,000	908,480
Series 2016-NXS5, Class A6, 3.64%, 01/15/59 (Call 02/15/26)	5,000	4,685,565
Series 2017-C39, Class A5, 3.42%, 09/15/50 (Call 08/15/27)	5,000	4,508,073

		63,626,501

Total Collaterized Mortgage Obligations — 1.6% (Cost: $69,980,598)		63,626,501

Corporate Bonds & Notes

Advertising — 0.1%
Clear Channel International BV, 6.63%, 08/01/25 (Call 11/13/23)(b)	160	157,293
Clear Channel Outdoor Holdings Inc.
5.13%, 08/15/27 (Call 12/01/23)(b)(c)	415	368,686
7.75%, 04/15/28 (Call 04/15/24)(b)	335	256,691
9.00%, 09/15/28 (Call 09/15/25)(c)	245	238,650
Lamar Media Corp., 3.75%, 02/15/28 (Call 11/16/23)	225	200,909
Omnicom Group Inc.
3.60%, 04/15/26 (Call 01/15/26)	495	468,581
3.65%, 11/01/24 (Call 08/01/24)	495	482,752
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.00%, 08/15/27 (Call 11/13/23)(b)(c)	205	182,628
6.25%, 06/15/25 (Call 12/01/23)(b)	170	167,818
Summer BC Bidco B LLC, 5.50%, 10/31/26 (Call 12/01/23)(b)	160	139,250

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Advertising (continued)
Terrier Media Buyer Inc., 8.88%, 12/15/27 (Call 11/13/23)(b)(c)	$330	$256,481

		2,919,739

Aerospace & Defense — 0.6%
Airbus SE, 3.15%, 04/10/27 (Call 01/10/27)(b)	225	207,459
BAE Systems Finance Inc., 7.50%, 07/01/27(b)	100	104,454
BAE Systems Holdings Inc., 3.85%, 12/15/25 (Call 09/15/25)(b)	465	445,818
Boeing Co. (The)
2.20%, 02/04/26 (Call 11/13/23)	1,940	1,782,825
2.25%, 06/15/26 (Call 03/15/26)	252	228,455
2.60%, 10/30/25 (Call 07/30/25)	72	67,308
2.70%, 02/01/27 (Call 12/01/26)	450	405,080
2.75%, 02/01/26 (Call 01/01/26)	620	577,031
2.80%, 03/01/27 (Call 12/01/26)	115	103,284
3.10%, 05/01/26 (Call 03/01/26)	10	9,312
3.25%, 02/01/28 (Call 12/01/27)	550	490,915
4.88%, 05/01/25 (Call 04/01/25)	1,313	1,290,011
5.04%, 05/01/27 (Call 03/01/27)	905	876,293
Bombardier Inc.
6.00%, 02/15/28 (Call 02/15/24)(b)	250	221,961
7.13%, 06/15/26 (Call 12/01/23)(b)	425	408,989
7.50%, 03/15/25 (Call 12/01/23)(b)	126	125,965
7.88%, 04/15/27 (Call 12/01/23)(b)	620	596,973
Embraer Netherlands Finance BV, 5.40%, 02/01/27(c)	200	193,087
F-Brasile SpA/F-Brasile U.S. LLC, Series XR, 7.38%, 08/15/26 (Call 11/13/23)(b)	205	195,089
General Dynamics Corp.
1.15%, 06/01/26 (Call 05/01/26)	90	80,735
2.38%, 11/15/24 (Call 09/15/24)	205	198,036
3.25%, 04/01/25 (Call 03/01/25)	420	406,876
3.50%, 05/15/25 (Call 03/15/25)	389	377,550
3.50%, 04/01/27 (Call 02/01/27)	325	304,756
3.75%, 05/15/28 (Call 02/15/28)	50	46,549
Hexcel Corp.
4.20%, 02/15/27 (Call 11/15/26)	228	210,195
4.95%, 08/15/25 (Call 05/15/25)	210	204,525
Howmet Aerospace Inc.
5.90%, 02/01/27	250	246,598
6.75%, 01/15/28	70	70,176
6.88%, 05/01/25 (Call 04/01/25)	200	200,845
L3Harris Technologies Inc.
3.83%, 04/27/25 (Call 01/27/25)	304	294,376
3.85%, 12/15/26 (Call 09/15/26)	135	127,190
4.40%, 06/15/28 (Call 03/15/28)	750	699,813
5.40%, 01/15/27	340	334,084
Lockheed Martin Corp.
3.55%, 01/15/26 (Call 10/15/25)	425	408,327
4.45%, 05/15/28 (Call 04/15/28)	125	119,805
4.95%, 10/15/25 (Call 09/15/25)	295	292,822
5.10%, 11/15/27 (Call 10/15/27)	520	513,862
Moog Inc., 4.25%, 12/15/27 (Call 12/01/23)(b)	175	158,363
Northrop Grumman Corp.
2.93%, 01/15/25 (Call 11/15/24)	506	488,796
3.20%, 02/01/27 (Call 11/01/26)	35	32,413
3.25%, 01/15/28 (Call 10/15/27)	715	650,932
Rolls-Royce PLC
3.63%, 10/14/25 (Call 07/14/25)(b)	355	333,946
5.75%, 10/15/27 (Call 07/15/27)(b)	355	336,491

Security	Par (000)	Value

Aerospace & Defense (continued)
RTX Corp.
2.65%, 11/01/26 (Call 08/01/26)	$285	$260,799
3.13%, 05/04/27 (Call 02/04/27)	495	450,841
3.50%, 03/15/27 (Call 12/15/26)	551	509,493
3.95%, 08/16/25 (Call 06/16/25)	720	696,457
5.00%, 02/27/26 (Call 01/27/26)	180	176,878
Spirit AeroSystems Inc.
3.85%, 06/15/26 (Call 03/15/26)	120	110,943
4.60%, 06/15/28 (Call 03/15/28)	175	138,683
7.50%, 04/15/25 (Call 12/01/23)(b)	425	423,905
ST Engineering RHQ Ltd., 1.50%, 04/29/25 (Call 01/29/25)(d)	600	564,757
TransDigm Inc.
5.50%, 11/15/27 (Call 12/01/23)	860	801,332
6.25%, 03/15/26 (Call 12/01/23)(b)	1,490	1,456,847
6.75%, 08/15/28 (Call 02/15/25)(b)	675	656,010
7.50%, 03/15/27 (Call 12/01/23)	190	189,700
Triumph Group Inc.
7.75%, 08/15/25 (Call 12/01/23)(c)	180	171,015
9.00%, 03/15/28 (Call 03/15/25)(b)	405	391,978

		22,468,008

Agriculture — 0.3%
Adecoagro SA, 6.00%, 09/21/27(d)	200	185,238
Altria Group Inc.
2.35%, 05/06/25 (Call 04/06/25)	418	395,831
4.40%, 02/14/26 (Call 12/14/25)	440	425,305
6.20%, 11/01/28 (Call 10/01/28)	125	124,243
Amaggi Luxembourg International Sarl, 5.25%, 01/28/28(d)	200	182,387
Archer-Daniels-Midland Co., 2.50%, 08/11/26 (Call 05/11/26)	342	317,132
BAT Capital Corp.
2.26%, 03/25/28 (Call 01/25/28)	550	461,993
3.22%, 09/06/26 (Call 07/06/26)	422	390,501
3.56%, 08/15/27 (Call 05/15/27)	371	336,255
4.70%, 04/02/27 (Call 02/02/27)	312	296,956
BAT International Finance PLC
1.67%, 03/25/26 (Call 02/25/26)	612	551,139
4.45%, 03/16/28 (Call 02/16/28)	300	276,271
Bunge Ltd. Finance Corp.
1.63%, 08/17/25 (Call 07/17/25)	432	400,076
3.25%, 08/15/26 (Call 05/15/26)	45	41,918
3.75%, 09/25/27 (Call 06/25/27)	5	4,625
Cargill Inc.
0.75%, 02/02/26 (Call 01/02/26)(b)	325	292,459
3.50%, 04/22/25 (Call 12/01/23)(b)	335	325,195
3.63%, 04/22/27 (Call 03/22/27)(b)	335	314,919
4.50%, 06/24/26(b)	205	199,808
4.88%, 10/10/25 (Call 09/10/25)(b)	440	435,425
Darling Ingredients Inc., 5.25%, 04/15/27 (Call 11/13/23)(b)	195	185,608
Imperial Brands Finance PLC
3.50%, 07/26/26 (Call 05/26/26)(b)	365	339,859
4.25%, 07/21/25 (Call 04/21/25)(b)	550	531,253
6.13%, 07/27/27 (Call 06/27/27)(b)	295	292,082
MHP Lux SA, 6.95%, 04/03/26(d)	200	148,690
Philip Morris International Inc.
0.88%, 05/01/26 (Call 04/01/26)	347	308,678
1.50%, 05/01/25 (Call 04/01/25)	399	375,038
2.75%, 02/25/26 (Call 11/25/25)	275	257,523
3.25%, 11/10/24	392	381,971

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Agriculture (continued)
3.38%, 08/11/25 (Call 05/11/25)	$378	$362,921
4.88%, 02/13/26	650	638,244
4.88%, 02/15/28 (Call 01/15/28)	809	777,343
5.00%, 11/17/25	327	323,042
5.13%, 11/15/24	190	188,622
5.13%, 11/17/27 (Call 10/17/27)	678	660,501
5.25%, 09/07/28 (Call 08/07/28)	125	121,579
Reynolds American Inc., 4.45%, 06/12/25 (Call 03/12/25)	647	630,932
Turning Point Brands Inc., 5.63%, 02/15/26 (Call 11/13/23)(b)	90	82,686
Vector Group Ltd., 10.50%, 11/01/26 (Call 12/01/23)(b)	215	214,787
Viterra Finance BV
2.00%, 04/21/26 (Call 03/21/26)(b)	300	270,911
4.90%, 04/21/27 (Call 03/21/27)(b)	210	200,010

		13,249,956

Airlines — 0.3%
Air Canada, 3.88%, 08/15/26 (Call 02/15/26)(b)	426	387,806
Air Canada Pass Through Trust
Series 2015-1, Class A, 3.60%, 09/15/28(b)	22	19,960
Series 2020-1, Class C, 10.50%, 07/15/26(b)	110	118,263
Alaska Airlines Pass Through Trust, Series 2020-1, 4.80%, 02/15/29(b)	103	96,501
Allegiant Travel Co., 7.25%, 08/15/27 (Call 08/15/24)(b)	180	163,637
American Airlines Group Inc., 3.75%, 03/01/25(b)	210	196,383
American Airlines Inc.
7.25%, 02/15/28 (Call 02/15/25)(b)	255	237,427
11.75%, 07/15/25(b)	785	832,147
American Airlines Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/26(b)	1,013	984,545
American Airlines Pass Through Trust
Series 2013-1, Class A, 4.00%, 01/15/27	76	70,526
Series 2014-1, Class A, 3.70%, 04/01/28	137	122,711
Series 2015-1, Class A, 3.38%, 11/01/28	210	185,374
Series 2015-2, Class AA, 3.60%, 03/22/29	13	11,562
Series 2016-2, Class AA, 3.20%, 12/15/29	7	6,143
Azul Secured Finance LLP, 11.93%, 08/28/28(d)	200	194,085
Delta Air Lines Inc.
2.90%, 10/28/24 (Call 09/28/24)	123	117,992
4.38%, 04/19/28 (Call 01/19/28)(c)	150	137,621
4.50%, 10/20/25(b)	448	434,852
7.00%, 05/01/25(b)	594	596,884
7.38%, 01/15/26 (Call 12/15/25)	325	328,288
Grupo Aeromexico SAB de CV, 8.50%, 03/17/27 (Call 03/17/24)(d)	400	371,649
Hawaiian Airlines Pass Through Certificates, Series 2013-1, Class A, 3.90%, 07/15/27(c)	69	61,866
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26 (Call 01/20/24)(b)	400	295,474
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27 (Call 06/30/24)(b)	680	671,996
Southwest Airlines Co.
3.45%, 11/16/27 (Call 08/16/27)	10	9,025
5.13%, 06/15/27 (Call 04/15/27)	805	777,045
5.25%, 05/04/25 (Call 04/04/25)	742	731,672
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25 (Call 11/14/23)(b)	448	331,196

Security	Par (000)	Value

Airlines (continued)
United Airlines Holdings Inc., 4.88%, 01/15/25(c)	$150	$145,681
United Airlines Inc., 4.38%, 04/15/26 (Call 10/15/25)(b)	660	613,861
United Airlines Pass Through Trust
Series 2013-1, Class A, 4.30%, 02/15/27	365	346,836
Series 2014-1, Class A, 4.00%, 10/11/27	276	256,466
Series 2014-2, Class A, 3.75%, 03/03/28	183	167,295
Series 2020-1, Class A, 5.88%, 04/15/29	501	491,521
Series 2020-1, Class B, 4.88%, 07/15/27	152	143,548
Unity 1 Sukuk Ltd., 2.39%, 11/03/25(d)	200	186,033
VistaJet Malta Finance PLC/Vista Management Holding Inc. 7.88%, 05/01/27 (Call 05/01/24)(b)(c)	175	134,725
9.50%, 06/01/28 (Call 06/01/25)(b)	160	122,522

		11,101,118

Apparel — 0.1%
Hanesbrands Inc., 4.88%, 05/15/26 (Call 02/15/26)(b)(c)	320	294,163
Michael Kors USA Inc., 4.25%, 11/01/24 (Call 09/01/24)(b)	243	237,310
NIKE Inc.
2.38%, 11/01/26 (Call 08/01/26)	200	183,976
2.40%, 03/27/25 (Call 02/27/25)	503	482,828
2.75%, 03/27/27 (Call 01/27/27)	260	239,417
PVH Corp., 4.63%, 07/10/25 (Call 06/10/25)	245	234,763
Ralph Lauren Corp., 3.75%, 09/15/25 (Call 07/15/25)	93	89,696
Tapestry Inc., 4.13%, 07/15/27 (Call 04/15/27)	32	28,991
Under Armour Inc., 3.25%, 06/15/26 (Call 03/15/26)	225	204,823
VF Corp.
2.40%, 04/23/25 (Call 03/23/25)	373	351,243
2.80%, 04/23/27 (Call 02/23/27)	105	92,363
William Carter Co. (The), 5.63%, 03/15/27 (Call 12/01/23)(b)	180	171,890

		2,611,463

Auto Manufacturers — 1.4%
Allison Transmission Inc., 4.75%, 10/01/27 (Call 11/13/23)(b)	175	159,979
American Honda Finance Corp.
1.00%, 09/10/25	445	408,792
1.20%, 07/08/25	336	312,218
1.30%, 09/09/26	430	381,672
1.50%, 01/13/25	535	509,266
2.30%, 09/09/26	10	9,129
2.35%, 01/08/27	230	207,749
4.70%, 01/12/28	90	86,513
4.75%, 01/12/26	60	58,943
5.00%, 05/23/25	250	247,800
5.13%, 07/07/28	1,075	1,048,145
5.25%, 07/07/26	175	173,577
5.80%, 10/03/25	175	175,584
Series A, 4.60%, 04/17/25	300	295,661
Aston Martin Capital Holdings Ltd., 10.50%, 11/30/25 (Call 11/01/24)(b)	405	402,468
BMW U.S. Capital LLC
1.25%, 08/12/26 (Call 07/12/26)(b)	410	365,458
2.80%, 04/11/26 (Call 01/11/26)(b)	77	72,266
3.30%, 04/06/27 (Call 01/06/27)(b)	137	126,708
3.45%, 04/01/27 (Call 03/01/27)(b)	347	322,984
3.75%, 04/12/28 (Call 01/12/28)(b)	20	18,495

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
3.90%, 04/09/25 (Call 03/09/25)(b)	$779	$760,419
5.05%, 08/11/28 (Call 07/11/28)(b)(c)	400	388,431
5.30%, 08/11/25(b)	400	398,543
Cummins Inc., 0.75%, 09/01/25 (Call 08/01/25)	220	202,220
Daimler Finance North America LLC
1.45%, 03/02/26(b)	255	231,316
2.13%, 03/10/25(b)	330	314,512
3.30%, 05/19/25(b)	310	299,028
Daimler Trucks Finance North America LLC
1.63%, 12/13/24(b)	300	285,974
2.00%, 12/14/26(b)	510	453,971
3.50%, 04/07/25(b)	350	338,173
3.65%, 04/07/27(b)	345	320,399
5.13%, 01/19/28(b)	245	236,968
5.15%, 01/16/26(b)	275	270,720
5.20%, 01/17/25(b)	160	158,597
5.40%, 09/20/28(b)	475	460,014
5.60%, 08/08/25(b)	305	302,979
Ford Motor Co., 4.35%, 12/08/26 (Call 09/08/26)	530	499,543
Ford Motor Credit Co. LLC
2.30%, 02/10/25 (Call 01/10/25)	445	420,052
2.70%, 08/10/26 (Call 07/10/26)	530	475,425
2.90%, 02/16/28 (Call 12/16/27)	275	233,824
3.38%, 11/13/25 (Call 10/13/25)	745	695,139
3.82%, 11/02/27 (Call 08/02/27)	225	200,660
4.06%, 11/01/24 (Call 10/01/24)	480	467,582
4.13%, 08/04/25	495	472,001
4.13%, 08/17/27 (Call 06/17/27)	445	404,346
4.27%, 01/09/27 (Call 11/09/26)	320	295,700
4.39%, 01/08/26	425	402,820
4.54%, 08/01/26 (Call 06/01/26)	280	263,255
4.69%, 06/09/25 (Call 04/09/25)	225	217,288
4.95%, 05/28/27 (Call 04/28/27)	530	496,751
5.13%, 06/16/25 (Call 05/16/25)	595	578,143
6.80%, 05/12/28 (Call 04/12/28)(c)	500	498,747
6.95%, 03/06/26 (Call 02/06/26)	425	426,244
6.95%, 06/10/26 (Call 05/10/26)	300	300,615
7.35%, 11/04/27 (Call 10/04/27)	530	536,383
Geely Automobile Holdings Ltd., 4.00%, (Call 12/09/24), (5-year CMT + 5.449%)(a)(d)(e)	200	191,620
Geely Finance Hong Kong Ltd., 3.00%, 03/05/25(d)	200	189,188
General Motors Co.
6.13%, 10/01/25 (Call 09/01/25)	666	664,797
6.80%, 10/01/27 (Call 08/01/27)	510	517,627
General Motors Financial Co. Inc.
1.25%, 01/08/26 (Call 12/08/25)	639	572,585
1.50%, 06/10/26 (Call 05/10/26)	555	489,704
2.35%, 02/26/27 (Call 01/26/27)	520	457,067
2.70%, 08/20/27 (Call 06/20/27)	176	153,620
2.75%, 06/20/25 (Call 05/20/25)	525	495,710
2.90%, 02/26/25 (Call 01/26/25)	591	564,529
3.50%, 11/07/24 (Call 09/07/24)	417	405,586
3.80%, 04/07/25	10	9,653
3.85%, 01/05/28 (Call 10/05/27)	11	9,899
4.00%, 01/15/25 (Call 10/15/24)	490	476,445
4.00%, 10/06/26 (Call 07/06/26)	366	342,110
4.30%, 07/13/25 (Call 04/13/25)	195	188,440
4.35%, 04/09/25 (Call 02/09/25)	456	443,254
4.35%, 01/17/27 (Call 10/17/26)	80	75,107
5.00%, 04/09/27 (Call 03/09/27)	564	538,888
5.25%, 03/01/26 (Call 12/01/25)	405	394,511

Security	Par (000)	Value

Auto Manufacturers (continued)
5.40%, 04/06/26	$520	$508,843
5.80%, 06/23/28 (Call 05/23/28)	895	866,923
6.00%, 01/09/28 (Call 12/09/27)	500	491,077
6.05%, 10/10/25	580	577,766
Honda Motor Co. Ltd.
2.27%, 03/10/25 (Call 02/10/25)	355	339,430
2.53%, 03/10/27 (Call 02/10/27)	512	462,889
Hyundai Assan Otomotiv Sanayi ve Ticaret AS, 1.63%, 07/12/26(d)	200	177,137
Hyundai Capital America
1.30%, 01/08/26 (Call 12/08/25)(b)	389	350,764
1.50%, 06/15/26 (Call 05/15/26)(b)	385	342,151
1.65%, 09/17/26 (Call 08/17/26)(b)	520	458,365
1.80%, 10/15/25 (Call 09/15/25)(b)	325	299,415
1.80%, 01/10/28 (Call 11/08/27)(b)	35	29,107
2.38%, 10/15/27 (Call 08/15/27)(b)	105	90,419
2.65%, 02/10/25 (Call 01/10/25)(b)	270	258,304
2.75%, 09/27/26(d)	200	181,815
3.50%, 11/02/26 (Call 09/02/26)(b)	360	333,618
5.50%, 03/30/26(b)	300	294,992
5.60%, 03/30/28 (Call 02/29/28)(b)	312	301,992
5.65%, 06/26/26(b)	250	246,509
5.68%, 06/26/28 (Call 05/26/28)(b)	975	943,071
5.80%, 06/26/25(b)	130	129,248
5.88%, 04/07/25 (Call 03/07/25)(b)	281	279,909
5.95%, 09/21/26(b)	250	248,196
6.10%, 09/21/28 (Call 08/21/28)(b)	250	245,746
6.25%, 11/03/25(b)	150	149,954
6.50%, 01/16/29 (Call 12/16/28)(b)	150	149,563
Hyundai Capital Services Inc.
1.25%, 02/08/26(d)	200	179,441
2.13%, 04/24/25(d)	200	188,766
3.63%, 08/29/27(d)	200	182,300
Jaguar Land Rover Automotive PLC
4.50%, 10/01/27 (Call 07/01/27)(b)	175	151,024
5.88%, 01/15/28 (Call 01/15/24)(b)	50	44,883
7.75%, 10/15/25 (Call 12/01/23)(b)	285	285,568
JB Poindexter & Co. Inc., 7.13%, 04/15/26 (Call 12/01/23)(b)	225	214,437
Kia Corp.
1.75%, 10/16/26(d)	200	177,773
2.38%, 02/14/25(d)	200	191,016
2.75%, 02/14/27(d)	200	180,104
Mercedes-Benz Finance North America LLC
3.50%, 08/03/25(b)	135	130,310
3.75%, 02/22/28(b)	375	347,156
4.80%, 03/30/26(b)	400	391,806
4.80%, 03/30/28(b)	490	470,901
4.95%, 03/30/25(b)	305	302,200
5.10%, 08/03/28(b)	455	440,941
5.20%, 08/03/26(b)	310	305,823
5.25%, 11/29/27(b)	285	279,964
5.38%, 08/01/25(b)	295	293,909
5.38%, 11/26/25(b)	339	337,037
Nissan Motor Acceptance Co. LLC
1.85%, 09/16/26 (Call 08/16/26)(b)	417	361,406
6.95%, 09/15/26(b)(c)	110	110,190
7.05%, 09/15/28 (Call 08/15/28)(b)	175	172,690
Nissan Motor Acceptance Corp.
2.00%, 03/09/26 (Call 02/09/26)(b)	255	227,684
2.75%, 03/09/28 (Call 01/09/28)(b)	35	29,018

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
Nissan Motor Co. Ltd.
3.52%, 09/17/25 (Call 08/17/25)(b)	$625	$591,229
4.35%, 09/17/27 (Call 07/17/27)(b)	905	820,197
PACCAR Financial Corp.
0.90%, 11/08/24	175	166,573
1.10%, 05/11/26	160	144,033
1.80%, 02/06/25	206	196,646
2.00%, 02/04/27	180	161,011
2.85%, 04/07/25	30	28,885
3.55%, 08/11/25	195	188,770
4.45%, 03/30/26	100	97,917
4.60%, 01/10/28	210	203,343
4.95%, 10/03/25	225	223,510
PM General Purchaser LLC, 9.50%, 10/01/28 (Call 12/01/23)(b)	3	2,820
Stellantis Finance U.S. Inc., 1.71%, 01/29/27 (Call 12/29/26)(b)	445	386,213
Toyota Motor Corp.
1.34%, 03/25/26 (Call 02/25/26)	647	587,309
5.12%, 07/13/28 (Call 06/13/28)	150	147,998
5.28%, 07/13/26 (Call 06/13/26)	120	119,590
Toyota Motor Credit Corp.
0.80%, 10/16/25	12	10,963
0.80%, 01/09/26	25	22,586
1.13%, 06/18/26	560	501,054
1.45%, 01/13/25	585	557,077
1.80%, 02/13/25	423	403,198
1.90%, 01/13/27	435	388,113
1.90%, 04/06/28	12	10,333
3.00%, 04/01/25	445	429,223
3.05%, 03/22/27	650	599,336
3.20%, 01/11/27	105	97,781
3.40%, 04/14/25	43	41,679
3.65%, 08/18/25	565	547,022
3.95%, 06/30/25	420	409,487
4.45%, 05/18/26	305	297,760
4.55%, 09/20/27	585	565,143
4.63%, 01/12/28	180	174,222
4.80%, 01/10/25	355	351,929
5.00%, 08/14/26	412	406,844
5.25%, 09/11/28	100	98,454
5.40%, 11/10/25	535	534,256
5.45%, 11/10/27	400	398,826
5.60%, 09/11/25	100	100,202
Volkswagen Group of America Finance LLC
1.25%, 11/24/25 (Call 10/24/25)(b)	560	510,227
1.63%, 11/24/27 (Call 09/24/27)(b)	55	46,278
3.20%, 09/26/26 (Call 07/26/26)(b)	50	46,236
3.35%, 05/13/25(b)	410	393,377
3.95%, 06/06/25(b)	375	363,126
4.35%, 06/08/27 (Call 05/08/27)(b)	530	499,935
4.63%, 11/13/25(b)	200	195,186
5.65%, 09/12/28 (Call 08/12/28)(b)	200	194,356
5.70%, 09/12/26(b)	200	198,183
5.80%, 09/12/25(b)	200	199,048
Wabash National Corp., 4.50%, 10/15/28 (Call 10/15/24)(b)	125	103,527

		54,385,090

Security	Par (000)	Value

Auto Parts & Equipment — 0.1%
Adient Global Holdings Ltd.
4.88%, 08/15/26 (Call 12/01/23)(b)	$285	$265,398
7.00%, 04/15/28 (Call 04/15/25)(b)	175	172,955
American Axle & Manufacturing Inc.
6.25%, 03/15/26 (Call 11/13/23)	65	62,808
6.50%, 04/01/27 (Call 12/01/23)(c)	180	169,781
6.88%, 07/01/28 (Call 11/13/23)	135	120,021
BorgWarner Inc., 2.65%, 07/01/27 (Call 05/01/27)	625	555,775
Clarios Global LP, 6.75%, 05/15/25 (Call 12/01/23)(b)	167	165,898
Clarios Global LP/Clarios U.S. Finance Co.
6.25%, 05/15/26 (Call 12/04/23)(b)	350	342,276
6.75%, 05/15/28 (Call 05/15/25)(b)	275	267,476
8.50%, 05/15/27 (Call 12/04/23)(b)	665	655,209
Cooper-Standard Automotive Inc., 5.63%, 05/15/27 (Call 01/31/25), (10.63% PIK)(b)(f)	120	80,475
Dana Financing Luxembourg Sarl, 5.75%, 04/15/25 (Call 12/01/23)(b)	88	85,671
Dana Inc.
5.38%, 11/15/27 (Call 11/13/23)	159	146,216
5.63%, 06/15/28 (Call 11/13/23)	125	113,259
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28 (Call 12/01/23)(b)	175	164,028
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27 (Call 12/15/26)	250	230,022
5.00%, 05/31/26 (Call 12/01/23)(c)	320	302,667
7.00%, 03/15/28(c)	45	44,505
9.50%, 05/31/25 (Call 11/16/23)	325	329,132
IHO Verwaltungs GmbH
4.75%, 09/15/26 (Call 11/13/23), (5.50% PIK)(b)(f)	175	161,881
6.00%, 05/15/27 (Call 11/13/23), (6.75% PIK)(b)(f)	195	181,724
Lear Corp., 3.80%, 09/15/27 (Call 06/15/27)	20	18,302
Magna International Inc., 4.15%, 10/01/25 (Call 07/01/25)	115	111,743
SK On Co. Ltd., 5.38%, 05/11/26(d)	200	197,875
Titan International Inc., 7.00%, 04/30/28 (Call 04/30/24)	150	137,022
ZF North America Capital Inc.
4.75%, 04/29/25(b)	380	367,140
6.88%, 04/14/28 (Call 03/14/28)(b)	200	194,211

		5,643,470

Banks — 10.5%
ABN AMRO Bank NV
1.54%, 06/16/27 (Call 06/16/26), (1-year CMT + 0.800%)(a)(b)	350	306,597
4.75%, 07/28/25(b)	535	419,665
4.80%, 04/18/26(b)	380	361,855
6.34%, 09/18/27 (Call 09/18/26), (1-year CMT + 1.650%)(a)(b)	400	395,669
6.58%, 10/13/26 (Call 10/13/25), (1-year CMT + 1.550%)(a)(b)	200	199,723
ABQ Finance Ltd., 1.88%, 09/08/25(d)	400	366,347
Abu Dhabi Commercial Bank PJSC
3.50%, 03/31/27(d)	200	184,448
4.50%, 09/14/27(d)	200	189,723
Access Bank PLC, 6.13%, 09/21/26(d)	200	167,363
Agricultural Bank of China Ltd./Hong Kong
1.25%, 06/17/26(d)	200	179,637
2.00%, 03/01/25(d)	200	190,608
2.25%, 03/01/27(d)	200	180,588

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Agricultural Bank of China Ltd./New York
1.25%, 01/19/26(d)	$200	$182,609
1.50%, 01/18/25(d)	200	190,152
Agricultural Bank Of China Ltd./Singapore, 1.25%, 03/02/26(d)	200	181,723
Ahli United Sukuk Ltd., 3.88%, (Call 06/17/26), (5-year CMT + 3.011%)(a)(d)(e)	200	181,738
AIB Group PLC
6.61%, 09/13/29 (Call 09/13/28), (1-day SOFR + 2.330%)(a)(b)	200	195,643
7.58%, 10/14/26 (Call 10/14/25), (1-day SOFR + 3.456%)(a)(b)	240	243,071
Akbank TAS
5.13%, 03/31/25(d)	200	192,534
6.80%, 02/06/26(d)	200	194,060
6.80%, 06/22/31 (Call 06/22/26), (5-year CMT + 6.015%)(a)(d)	200	187,137
Al Rajhi Sukuk Ltd., 4.75%, 04/05/28(d)	200	193,956
ANZ Bank New Zealand Ltd., 5.55%, 08/11/32 (Call 08/11/27), (5-year CMT + 2.700%)(a)(b)	235	226,679
ANZ New Zealand International Ltd., 5.36%, 08/14/28(b)	400	388,955
ANZ New Zealand Int’l Ltd./London
1.25%, 06/22/26(b)	200	177,549
2.17%, 02/18/25(b)	210	200,026
ASB Bank Ltd.
1.63%, 10/22/26(b)	200	176,464
5.28%, 06/17/32 (Call 06/17/27), (5-year CMT + 2.250%)(a)(b)	325	307,812
5.35%, 06/15/26(b)	200	196,827
5.40%, 11/29/27(b)	200	194,797
AUB Sukuk Ltd., 2.62%, 09/09/26(d)	200	180,575
Australia & New Zealand Banking Group Ltd.
2.95%, 07/22/30 (Call 07/22/25), (5-year CMT + 1.288%)(a)(b)	770	714,353
4.40%, 05/19/26(b)	200	190,365
4.83%, 02/03/25(b)	255	252,350
5.38%, 07/03/25	390	388,274
5.67%, 10/03/25	500	500,735
Banco Bilbao Vizcaya Argentaria SA
1.13%, 09/18/25	505	459,962
5.86%, 09/14/26 (Call 09/14/25), (1-year CMT + 2.300%)(a)	400	394,031
Banco Bradesco SA/Cayman Islands
3.20%, 01/27/25(d)	200	191,912
4.38%, 03/18/27(d)	200	188,272
Banco de Bogota SA, 6.25%, 05/12/26(d)	400	377,976
Banco de Credito del Peru, 2.70%, 01/11/25 (Call 12/11/24)(c)(d)	200	191,464
Banco de Credito del Peru SA
3.13%, 07/01/30 (Call 07/01/25), (5-year CMT + 3.000%)(a)(d)	300	275,403
3.25%, 09/30/31 (Call 09/30/26), (5-year CMT + 2.450%)(a)(d)	200	174,757
Banco de Credito e Inversiones SA, 3.50%, 10/12/27(d)	200	181,311
Banco del Estado de Chile, 2.70%, 01/09/25 (Call 12/09/24)(d)	200	191,468
Banco do Brasil SA/Cayman
3.25%, 09/30/26(d)	200	182,856
4.63%, 01/15/25(d)	400	390,722

Security	Par (000)	Value

Banks (continued)
Banco General SA, 4.13%, 08/07/27 (Call 05/07/27)(d)	$200	$182,723
Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa, 4.38%, 04/11/27 (Call 01/11/27)(d)	150	138,344
Banco Internacional del Peru SAA Interbank, 3.25%, 10/04/26 (Call 08/04/26)(d)	200	184,203
Banco Nacional de Comercio Exterior SNC/Cayman Islands
2.72%, 08/11/31 (Call 08/11/26), (5-year CMT + 2.000%)(a)(d)	200	161,029
4.38%, 10/14/25(d)	400	385,495
Banco Santander Chile, 2.70%, 01/10/25 (Call 12/10/24)(c)(d)	350	336,059
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, 04/17/25(d)	700	687,649
Banco Santander SA
1.72%, 09/14/27 (Call 09/14/26), (1-year CMT + 0.900%)(a)	1,055	915,096
1.85%, 03/25/26	835	746,401
2.75%, 05/28/25	705	664,441
3.50%, 03/24/25	600	577,132
4.18%, 03/24/28 (Call 03/24/27), (1-year CMT + 2.000%)(a)	655	599,773
4.25%, 04/11/27	200	185,607
5.15%, 08/18/25	300	292,112
5.18%, 11/19/25	287	277,391
5.29%, 08/18/27	915	873,414
5.59%, 08/08/28	800	771,692
6.53%, 11/07/27 (Call 11/07/26), (1-year CMT + 1.650%)(a)	200	199,980
6.61%, 11/07/28	200	200,203
Banco Votorantim SA, 4.38%, 07/29/25(d)	200	191,441
Bangkok Bank PCL, 5.30%, 09/21/28 (Call 08/21/28)(b)	200	193,775
Bangkok Bank PCL/Hong Kong
4.30%, 06/15/27 (Call 05/15/27)(d)	400	378,619
4.45%, 09/19/28(d)	200	187,429
Bank Leumi Le-Israel BM, 5.13%, 07/27/27 (Call 06/27/27)(b)	200	186,959
Bank Mandiri Persero Tbk PT, 2.00%, 04/19/26(d)	200	181,806
Bank Muscat SAOG, 4.75%, 03/17/26(d)	200	191,070
Bank Negara Indonesia Persero Tbk PT
3.75%, 03/30/26(d)	200	183,879
4.30%, (Call 03/24/27), (5-year CMT + 3.466%)(a)(d)(e)	200	161,526
Bank of America Corp.
1.20%, 10/24/26 (Call 10/24/25), (1-day SOFR + 1.010%)(a)	1,260	1,138,275
1.32%, 06/19/26 (Call 06/19/25), (1-day SOFR + 1.150%)(a)	1,341	1,232,752
1.53%, 12/06/25 (Call 12/06/24), (1-day SOFR + 0.650%)(a)	985	930,282
1.73%, 07/22/27 (Call 07/22/26), (1-day SOFR + 0.960%)(a)	2,480	2,187,869
2.02%, 02/13/26 (Call 02/13/25), (3-mo. SOFR + 0.902%)(a)	802	756,217
2.09%, 06/14/29 (Call 06/14/28), (1-day SOFR + 1.060%)(a)	1,000	824,691

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.55%, 02/04/28 (Call 02/04/27), (1-day SOFR + 1.050%)(a)	$1,085	$958,945
3.37%, 01/23/26 (Call 01/23/25), (3-mo. SOFR + 1.072%)(a)	964	926,315
3.38%, 04/02/26 (Call 04/02/25), (1-day SOFR + 1.330%)(a)	1,360	1,302,698
3.42%, 12/20/28 (Call 12/20/27), (3-mo. SOFR + 1.302%)(a)	2,465	2,194,107
3.50%, 04/19/26	1,065	1,004,806
3.56%, 04/23/27 (Call 04/23/26), (3-mo. SOFR + 1.322%)(a)	160	149,400
3.59%, 07/21/28 (Call 07/21/27), (3-mo. SOFR + 1.632%)(a)	615	556,548
3.71%, 04/24/28 (Call 04/24/27), (3-mo. SOFR + 1.774%)(a)	1,175	1,072,915
3.82%, 01/20/28 (Call 01/20/27), (3-mo. SOFR + 1.837%)(a)	1,282	1,182,619
3.88%, 08/01/25	410	396,905
3.97%, 03/05/29 (Call 03/05/28), (3-mo. SOFR + 1.332%)(a)	500	452,293
4.00%, 01/22/25	262	254,984
4.25%, 10/22/26	330	311,633
4.27%, 07/23/29 (Call 07/23/28), (3-mo. SOFR + 1.572%)(a)	1,475	1,341,145
4.38%, 04/27/28 (Call 04/27/27), (1-day SOFR + 1.580%)(a)	1,210	1,128,845
4.45%, 03/03/26	674	645,504
4.83%, 07/22/26 (Call 07/22/25), (1-day SOFR + 1.750%)(a)	960	934,986
4.95%, 07/22/28 (Call 07/22/27), (1-day SOFR + 2.040%)(a)	1,130	1,074,018
5.08%, 01/20/27 (Call 01/20/26), (1-day SOFR + 1.290%)(a)	1,040	1,012,261
5.20%, 04/25/29 (Call 04/25/28), (1-day SOFR + 1.630%)(a)	1,010	960,113
5.82%, 09/15/29 (Call 09/15/28), (1-day SOFR + 1.570%)(a)	200	194,733
6.20%, 11/10/28 (Call 11/10/27), (1-day SOFR + 1.990%)(a)	1,090	1,083,058
6.22%, 09/15/26	271	273,248
Series L, 3.95%, 04/21/25	495	478,548
Series N, 1.66%, 03/11/27 (Call 03/11/26), (1-day SOFR + 0.910%)(a)	1,336	1,194,773
Bank of America NA
5.53%, 08/18/26 (Call 07/18/26)	510	505,664
5.65%, 08/18/25 (Call 07/18/25)	500	498,609
Bank of China Ltd.
3.50%, 04/20/27(d)	200	187,660
5.00%, 11/13/24(d)	1,400	1,384,832
Bank of China Ltd./Hong Kong
1.25%, 06/24/25(d)	600	558,533
2.38%, 01/16/25(d)	200	192,300
Bank of China Ltd./London, 1.00%, 11/02/24(d)	200	190,560
Bank of China Ltd./Luxembourg, 1.40%, 04/28/26(d)	400	362,628
Bank of China/Johannesburg, 1.88%, 02/16/25(d)	200	190,557
Bank of Communications Co. Ltd., 3.80%, (Call 11/18/25), (5-year CMT + 3.345%)(a)(d)(e)	1,300	1,239,037
Bank of Communications Co. Ltd./Hong Kong, 1.20%, 09/10/25(d)	400	368,560

Security	Par (000)	Value

Banks (continued)
Bank of Communications Hong Kong Ltd., 2.30%, 07/08/31 (Call 07/08/26), (5-year CMT + 1.400%)(a)(d)	$400	$362,389
Bank of East Asia Ltd. (The)
4.00%, 05/29/30 (Call 05/29/25), (5-year CMT + 3.750%)(a)(d)	500	460,508
4.88%, 04/22/32 (Call 04/22/27), (5-year CMT + 2.300%)(a)(d)	250	216,122
Bank of Ireland Group PLC, 6.25%, 09/16/26 (Call 09/16/25), (1-year CMT + 2.650%)(a)(b)	880	871,535
Bank of Montreal
0.95%, 01/22/27 (Call 01/22/26), (1-day SOFR + 0.603%)(a)	340	303,006
1.25%, 09/15/26	500	438,017
1.50%, 01/10/25	615	583,330
1.85%, 05/01/25	354	332,700
2.65%, 03/08/27	545	487,487
3.70%, 06/07/25	585	563,928
3.80%, 12/15/32 (Call 12/15/27), (5-year USD Swap + 1.432%)(a)	420	363,599
5.20%, 12/12/24	480	475,846
5.20%, 02/01/28 (Call 01/01/28)	479	461,745
5.30%, 06/05/26	170	167,194
5.72%, 09/25/28 (Call 08/25/28)	325	318,090
5.92%, 09/25/25	175	174,550
Series H, 4.70%, 09/14/27 (Call 08/14/27)	245	233,128
Bank of New York Mellon Corp. (The)
0.75%, 01/28/26 (Call 12/28/25)	145	129,880
1.05%, 10/15/26 (Call 09/15/26)	620	543,342
1.60%, 04/24/25 (Call 03/24/25)	561	526,973
1.65%, 07/14/28 (Call 05/14/28)	25	20,703
2.05%, 01/26/27 (Call 12/26/26)	660	585,099
2.45%, 08/17/26 (Call 05/17/26)	10	9,181
2.80%, 05/04/26 (Call 02/04/26)	170	158,212
3.25%, 05/16/27 (Call 02/16/27)(c)	15	13,725
3.40%, 01/29/28 (Call 10/29/27)	300	272,351
3.44%, 02/07/28 (Call 02/07/27), (3-mo. SOFR + 1.331%)(a)	260	239,582
3.95%, 11/18/25 (Call 10/18/25)	20	19,207
3.99%, 06/13/28 (Call 06/13/27), (1-day SOFR + 1.151%)(a)	265	246,644
4.41%, 07/24/26 (Call 07/24/25), (1-day SOFR + 1.345%)(a)	140	135,949
4.54%, 02/01/29 (Call 02/01/28), (1-day SOFR + 1.168%)(a)	500	469,068
4.95%, 04/26/27 (Call 04/26/26), (1-day SOFR + 1.026%)(a)	380	369,284
5.15%, 05/22/26 (Call 05/22/25), (1-day SOFR + 1.067%)(a)	250	246,661
5.22%, 11/21/25 (Call 11/21/24), (1-day SOFR + 0.800%)(a)	315	312,463
5.80%, 10/25/28 (Call 10/25/27), (1-day SOFR + 1.802%)(a)	450	444,207
6.32%, 10/25/29 (Call 10/25/28), (1-day SOFR + 1.598%)(a)	250	251,913
Series G, 3.00%, 02/24/25 (Call 01/24/25)	271	261,206
Bank of New Zealand
2.29%, 01/27/27(b)	350	311,832
4.85%, 02/07/28(b)	265	253,178
Bank of Nova Scotia (The)
1.05%, 03/02/26	495	441,262

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
1.30%, 06/11/25	$241	$223,484
1.30%, 09/15/26 (Call 06/15/26)	480	420,963
1.35%, 06/24/26	459	407,032
1.45%, 01/10/25	592	561,102
1.95%, 02/02/27	404	356,245
2.20%, 02/03/25	534	509,398
2.70%, 08/03/26	10	9,176
2.95%, 03/11/27	390	353,887
3.45%, 04/11/25	578	556,995
4.50%, 12/16/25	185	178,427
4.75%, 02/02/26	180	175,244
5.25%, 12/06/24	475	470,997
5.25%, 06/12/28	225	215,661
5.45%, 06/12/25	215	212,828
Bank OZK, 2.75%, 10/01/31 (Call 10/01/26), (3-mo. SOFR + 2.090%)(a)	170	126,279
BankUnited Inc., 4.88%, 11/17/25 (Call 08/17/25)	170	158,903
Banque Federative du Credit Mutuel SA
1.00%, 02/04/25(b)	215	201,116
1.60%, 10/04/26(b)	390	343,136
2.38%, 11/21/24(b)	200	192,370
4.52%, 07/13/25(b)	300	292,088
4.75%, 07/13/27(b)	235	222,858
4.93%, 01/26/26(b)	540	524,481
5.79%, 07/13/28(b)	200	195,752
5.90%, 07/13/26(b)	200	197,968
Banque Saudi Fransi, 4.75%, 05/31/28(d)	200	191,111
Barclays PLC
2.28%, 11/24/27 (Call 11/24/26), (1-year CMT + 1.050%)(a)	667	583,755
2.85%, 05/07/26 (Call 05/07/25), (1-day SOFR + 2.714%)(a)	872	822,526
4.38%, 01/12/26	1,060	1,011,578
4.97%, 05/16/29 (Call 05/16/28), (3-mo. LIBOR US + 1.902%)(a)	400	367,957
5.20%, 05/12/26	835	797,062
5.30%, 08/09/26 (Call 08/09/25), (1-year CMT + 2.300%)(a)	680	663,317
5.50%, 08/09/28 (Call 08/09/27), (1-year CMT + 2.650%)(a)	835	791,927
5.83%, 05/09/27 (Call 05/09/26), (1-day SOFR + 2.210%)(a)	840	820,015
6.49%, 09/13/29 (Call 09/13/28), (1-day SOFR + 2.220%)(a)	200	195,067
7.33%, 11/02/26 (Call 11/02/25), (1-year CMT + 3.050%)(a)	740	748,448
7.39%, 11/02/28 (Call 11/02/27), (1-year CMT + 3.300%)(a)	1,590	1,607,024
BBVA Bancomer SA/Texas, 1.88%, 09/18/25(d)	200	183,971
BDO Unibank Inc., 2.13%, 01/13/26(d)	200	184,570
BNG Bank NV, 2.38%, 03/16/26(b)	32	29,997
BNP Paribas SA
1.32%, 01/13/27 (Call 01/13/26), (1-day SOFR + 1.004%)(a)(b)	1,070	956,864
1.68%, 06/30/27 (Call 06/30/26), (1-day SOFR + 0.912%)(a)(b)	615	542,231
1.90%, 09/30/28 (Call 09/30/27), (1-day SOFR + 1.609%)(a)(b)	200	167,433
2.22%, 06/09/26 (Call 06/09/25), (1-day SOFR + 2.074%)(a)(b)	855	798,777

Security	Par (000)	Value

Banks (continued)
2.59%, 01/20/28 (Call 01/20/27), (1-day SOFR + 1.228%)(a)(b)	$775	$685,865
2.82%, 11/19/25 (Call 11/19/24), (3-mo. SOFR + 1.373%)(a)(b)	930	894,826
3.38%, 01/09/25(b)	815	787,604
3.50%, 11/16/27(b)	595	537,341
4.38%, 03/01/33 (Call 03/01/28), (5-year USD Swap + 1.483%)(a)(b)	490	430,764
4.40%, 08/14/28(b)	575	528,749
4.63%, 03/13/27(b)	475	444,928
5.13%, 01/13/29 (Call 01/13/28), (1-year CMT + 1.450%)(a)(b)	600	573,739
5.34%, 06/12/29 (Call 06/12/28), (1-year CMT + 1.500%)(a)(b)	500	479,711
Boubyan Sukuk Ltd.
2.59%, 02/18/25(d)	200	190,522
3.39%, 03/29/27(d)	200	186,849
Boubyan Tier 1 Sukuk Ltd., 3.95%, (Call 10/01/26), (5-year USD Swap + 2.896%)(a)(d)(e)	200	182,065
BPCE SA
1.63%, 01/14/25(b)	445	421,848
1.65%, 10/06/26 (Call 10/06/25), (1-day SOFR + 1.520%)(a)(b)	705	638,698
2.05%, 10/19/27 (Call 10/19/26), (1-day SOFR + 1.087%)(a)(b)	650	567,398
2.38%, 01/14/25(b)	535	508,806
4.50%, 03/15/25(b)	450	433,978
4.75%, 07/19/27(b)	250	235,941
4.88%, 04/01/26(b)	280	266,118
5.13%, 01/18/28(b)	830	790,510
5.98%, 01/18/27 (Call 01/18/26), (1-day SOFR + 2.10%)(a)(b)	550	541,179
6.61%, 10/19/27 (Call 10/19/26), (1-day SOFR + 1.980%)(a)(b)	250	248,785
6.71%, 10/19/29 (Call 10/19/28)	250	246,546
BSF Finance, 5.50%, 11/23/27(d)	200	197,312
Burgan Bank SAK, 2.75%, 12/15/31 (Call 09/15/26), (5-year CMT + 2.229%)(a)(d)	200	151,142
Cadence Bank, 4.13%, 11/20/29 (Call 11/20/24), (3-mo. LIBOR US + 2.470%)(a)	115	105,082
CaixaBank SA, 6.21%, 01/18/29 (Call 01/18/28), (1-day SOFR + 2.700%)(a)(b)	280	270,231
Canadian Imperial Bank of Commerce
0.95%, 10/23/25	60	54,454
1.25%, 06/22/26 (Call 05/22/26)	534	472,919
2.25%, 01/28/25	448	427,798
3.45%, 04/07/27 (Call 03/07/27)	380	347,390
3.95%, 08/04/25	610	588,998
5.00%, 04/28/28 (Call 03/28/28)	240	228,590
5.14%, 04/28/25	240	236,788
5.61%, 07/17/26	100	99,026
5.93%, 10/02/26	175	174,694
5.99%, 10/03/28 (Call 09/03/28)	175	172,846
Capital One NA, 2.28%, 01/28/26 (Call 01/28/25), (1-day SOFR + 0.911%)(a)	250	236,159
CBQ Finance Ltd.
2.00%, 09/15/25(d)	200	183,566
2.00%, 05/12/26(d)	200	179,526

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
China Construction Bank Corp.
2.45%, 06/24/30 (Call 06/24/25), (5-year CMT + 2.150%)(a)(d)	$1,200	$1,132,652
2.85%, 01/21/32 (Call 01/21/27), (5-year CMT + 1.400%)(a)(d)	600	550,195
China Construction Bank Corp./Hong Kong
1.25%, 08/04/25(d)	400	370,812
1.46%, 04/22/26(d)	400	363,645
China Construction Bank Corp./London, 3.13%, 05/17/25(d)	200	192,463
China Development Bank
3.00%, 06/01/26(d)	400	378,273
3.38%, 01/24/27(d)	200	189,409
China Merchants Bank Co. Ltd./Hong Kong, 1.20%, 09/10/25(d)	400	368,249
China Merchants Bank Co. Ltd./Luxembourg Branch, 1.25%, 09/01/26(d)	200	177,969
CIMB Bank Bhd, 2.13%, 07/20/27(d)	200	175,999
Citibank NA
5.80%, 09/29/28 (Call 08/29/28)	500	493,783
5.86%, 09/29/25 (Call 08/29/25)	500	500,675
Citigroup Inc.
1.12%, 01/28/27 (Call 01/28/26), (1-day SOFR + 0.765%)(a)	1,068	949,335
1.28%, 11/03/25 (Call 11/03/24), (1-day SOFR + 0.528%)(a)	512	484,508
1.46%, 06/09/27 (Call 06/09/26), (1-day SOFR + 0.770%)(a)	1,105	972,406
2.01%, 01/25/26 (Call 01/25/25), (1-day SOFR + 0.694%)(a)	570	538,160
3.07%, 02/24/28 (Call 02/24/27), (1-day SOFR + 1.280%)(a)	1,015	913,726
3.11%, 04/08/26 (Call 04/08/25), (1-day SOFR + 2.842%)(a)	873	832,833
3.20%, 10/21/26 (Call 07/21/26)	1,220	1,125,762
3.29%, 03/17/26 (Call 03/17/25), (1-day SOFR + 1.528%)(a)	785	751,595
3.40%, 05/01/26	315	296,214
3.52%, 10/27/28 (Call 10/27/27), (3-mo. SOFR + 1.412%)(a)	800	718,937
3.67%, 07/24/28 (Call 07/24/27), (3-mo. SOFR + 1.652%)(a)	1,060	960,931
3.70%, 01/12/26	860	818,295
3.88%, 03/26/25	355	342,378
3.89%, 01/10/28 (Call 01/10/27), (3-mo. SOFR + 1.825%)(a)	910	843,744
4.08%, 04/23/29 (Call 04/23/28), (3-mo. SOFR + 1.454%)(a)	615	559,023
4.13%, 07/25/28	25	22,424
4.30%, 11/20/26	110	103,372
4.40%, 06/10/25	527	510,019
4.45%, 09/29/27	1,690	1,561,414
4.60%, 03/09/26	640	613,391
4.66%, 05/24/28 (Call 05/24/27), (1-day SOFR + 1.887%)(a)	645	610,689
5.50%, 09/13/25	668	658,696
5.61%, 09/29/26 (Call 09/29/25), (1-day SOFR + 1.546%)(a)	825	814,320
6.63%, 01/15/28	85	88,103

Security	Par (000)	Value

Banks (continued)
Citizens Bank NA
2.25%, 04/28/25 (Call 03/28/25)	$225	$208,160
4.58%, 08/09/28 (Call 08/09/27), (1-day SOFR + 2.000%)(a)	650	576,714
Citizens Financial Group Inc.
2.85%, 07/27/26 (Call 04/27/26)	297	263,259
4.30%, 12/03/25 (Call 11/03/25)	195	183,372
Commercial Bank of Dubai PSC, 6.00%, (Call 04/21/26)(a)(d)(e)	200	195,109
Commercial Bank PSQC (The), 4.50%, (Call 03/03/26), (5-year CMT + 3.874%)(a)(d)(e)	200	180,000
Commonwealth Bank of Australia
1.13%, 06/15/26(b)	615	547,909
2.30%, 03/14/25(b)(c)	450	430,774
2.55%, 03/14/27(b)	645	582,166
2.63%, 09/06/26(b)	45	41,433
2.85%, 05/18/26(b)	410	383,368
3.15%, 09/19/27(b)	65	59,231
3.90%, 03/16/28(b)	65	60,808
4.50%, 12/09/25(b)	200	193,184
5.50%, 09/12/25	250	249,654
Commonwealth Bank of Australia/New York NY
5.08%, 01/10/25	455	452,846
5.32%, 03/13/26	415	412,544
Cooperatieve Rabobank UA
1.00%, 09/24/26 (Call 09/24/25), (1-year CMT + 0.730%)(a)(b)	555	503,361
1.11%, 02/24/27 (Call 02/24/26), (1-year CMT + 0.550%)(a)(b)	615	544,690
1.34%, 06/24/26 (Call 06/24/25), (1-year CMT + 1.000%)(a)(b)	520	479,717
1.98%, 12/15/27 (Call 12/15/26), (1-year CMT + 0.730%)(a)(b)	450	394,071
4.38%, 08/04/25	405	389,006
4.66%, 08/22/28 (Call 08/22/27), (1-year CMT + 1.750%)(a)(b)	620	581,532
5.50%, 07/18/25	250	248,387
5.50%, 10/05/26	500	496,119
5.56%, 02/28/29 (Call 02/28/28), (1-year CMT + 1.400%)(a)(b)	360	346,903
Cooperatieve Rabobank UA/NY
1.38%, 01/10/25	565	536,216
3.38%, 05/21/25	285	274,470
Corp. Financiera de Desarrollo SA, 4.75%, 07/15/25(d)	200	194,068
Credicorp Ltd., 2.75%, 06/17/25 (Call 05/17/25)(d)	200	187,326
Credit Agricole SA
1.25%, 01/26/27 (Call 01/26/26), (1-day SOFR + 0.891%)(a)(b)	700	624,114
2.02%, 01/11/27(b)	560	493,867
4.00%, 01/10/33 (Call 01/10/28), (5-year USD Swap + 1.644%)(a)(b)	530	461,060
5.59%, 07/05/26(b)	250	247,164
6.32%, 10/03/29 (Call 10/03/28), (1-day SOFR + 1.860%)(a)(b)	250	245,853
Credit Agricole SA/London
1.91%, 06/16/26 (Call 06/16/25), (1-day SOFR + 1.676%)(a)(b)	805	749,153
2.38%, 01/22/25(b)	250	238,613
Credit Suisse AG/New York NY
1.25%, 08/07/26	622	542,281

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.95%, 04/09/25	$665	$631,441
3.70%, 02/21/25	535	515,192
5.00%, 07/09/27(c)	550	524,824
7.50%, 02/15/28	905	939,434
7.95%, 01/09/25	280	283,957
Dah Sing Bank Ltd., 3.00%, 11/02/31 (Call 11/02/26), (5-year CMT + 1.950%)(a)(d)	250	219,504
Danske Bank A/S
1.55%, 09/10/27 (Call 09/10/26), (1-year CMT + 0.730%)(a)(b)	375	324,616
1.62%, 09/11/26 (Call 09/11/25), (1-year CMT + 1.350%)(a)(b)	200	182,185
3.24%, 12/20/25 (Call 12/20/24), (3-mo. LIBOR US + 1.591%)(a)(b)	340	325,999
4.30%, 04/01/28 (Call 04/01/27), (1-year CMT + 1.750%)(a)(b)	465	429,230
6.26%, 09/22/26 (Call 09/22/25), (1-year CMT + 1.180%)(a)(b)	200	199,564
6.47%, 01/09/26 (Call 01/09/25), (1-year CMT + 2.100%)(a)(b)	435	433,121
DBS Group Holdings Ltd.
1.82%, 03/10/31 (Call 03/10/26), (5-year CMT + 1.100%)(a)(d)	200	181,146
3.30%, (Call 02/27/25), (5-year CMT + 1.915%)(a)(d)(e)	200	189,893
Deutsche Bank AG
4.10%, 01/13/26	55	52,325
4.50%, 04/01/25	540	517,093
Deutsche Bank AG/New York NY
1.69%, 03/19/26	445	401,026
2.13%, 11/24/26 (Call 11/24/25), (1-day SOFR + 1.870%)(a)	770	694,645
2.31%, 11/16/27 (Call 11/16/26), (1-day SOFR + 1.219%)(a)	670	579,006
2.55%, 01/07/28 (Call 01/07/27), (1-day SOFR + 1.318%)(a)	535	462,998
3.96%, 11/26/25 (Call 11/26/24), (1-day SOFR + 2.581%)(a)	670	646,209
4.10%, 01/13/26	187	177,631
4.88%, 12/01/32 (Call 12/01/27), (5-year USD ICE Swap + 2.553%)(a)	435	365,716
5.37%, 09/09/27	240	232,243
6.12%, 07/14/26 (Call 07/14/25), (1-day SOFR + 3.190%)(a)	500	492,162
6.72%, 01/18/29 (Call 01/18/28), (1-day SOFR + 3.180%)(a)	330	323,621
7.15%, 07/13/27 (Call 07/13/26), (1-day SOFR + 2.520%)(a)	265	264,627
Development Bank of Kazakhstan JSC, 5.75%, 05/12/25(d)	200	198,374
Dexia Credit Local SA, 1.13%, 04/09/26(b)	200	180,531
DIB Sukuk Ltd.
1.96%, 06/22/26(d)	400	362,553
2.74%, 02/16/27(d)	400	363,163
2.95%, 01/16/26(d)	600	561,670
5.49%, 11/30/27(d)	200	198,794
DIB Tier 1 Sukuk 3 Ltd., 6.25%, (Call 01/22/25)(a)(d)(e)	400	396,191
DIB Tier 1 Sukuk 4 Ltd., 4.63%, (Call 05/19/26)(a)(d)(e)	200	188,107

Security	Par (000)	Value

Banks (continued)
DIB Tier 1 Sukuk 5 Ltd., 3.38%, 10/19/26 (Call 10/19/26)(a)(d)	$200	$179,039
Discover Bank, 3.45%, 07/27/26 (Call 04/27/26)	250	225,799
DNB Bank ASA
1.54%, 05/25/27 (Call 05/25/26), (1-year CMT + 0.720%)(a)(b)	465	410,348
5.90%, 10/09/26 (Call 10/09/25), (1-day SOFR + 1.950%)(a)(b)	560	556,496
Doha Finance Ltd., 2.38%, 03/31/26(d)	200	180,915
EI Sukuk Co. Ltd.
1.83%, 09/23/25(d)	200	184,259
2.08%, 11/02/26(d)	200	180,582
Emirates Development Bank PJSC, 1.64%, 06/15/26(d)	400	358,112
Emirates NBD Bank PJSC
1.64%, 01/13/26(d)	400	362,108
2.63%, 02/18/25(d)	200	189,673
4.25%, (Call 02/27/27)(a)(d)(e)	200	176,504
6.13%, (Call 03/20/25)(a)(d)(e)	400	390,398
6.13%, (Call 04/09/26)(a)(d)(e)	200	195,879
Fab Sukuk Co. Ltd., 1.41%, 01/14/26(d)	400	362,973
Federation des Caisses Desjardins du Quebec
2.05%, 02/10/25(b)	340	322,389
4.40%, 08/23/25(b)	265	256,429
4.55%, 08/23/27(b)	210	198,656
5.28%, 01/23/26 (Call 01/23/25), (1-day SOFR + 1.094%)(a)(b)	200	196,712
5.70%, 03/14/28(b)	200	195,364
Fifth Third Bancorp.
1.71%, 11/01/27 (Call 11/01/26), (1-day SOFR + 0.685%)(a)	530	451,736
2.38%, 01/28/25 (Call 12/28/24)	257	244,349
4.06%, 04/25/28 (Call 04/25/27), (1-day SOFR + 1.355%)(a)	435	393,124
6.34%, 07/27/29 (Call 07/27/28), (1-day SOFR + 2.340%)(a)	50	48,438
6.36%, 10/27/28 (Call 10/27/27), (1-day SOFR + 2.192%)(a)	582	567,582
First Abu Dhabi Bank PJSC
4.38%, 04/24/28(d)	200	189,806
4.50%, (Call 04/05/26), (5-year CMT + 4.138%)(a)(d)(e)	400	375,682
4.77%, 06/06/28(d)	200	192,296
5.13%, 10/13/27(d)	200	196,181
First Citizens BancShares Inc./NC, 3.38%, 03/15/30 (Call 03/15/25), (3-mo. SOFR + 2.465%)(a)	15	13,963
First Horizon Corp., 4.00%, 05/26/25 (Call 04/26/25)(c)	222	206,493
First-Citizens Bank & Trust Co., 6.13%, 03/09/28	15	14,572
Freedom Mortgage Corp.
6.63%, 01/15/27 (Call 01/15/24)	175	151,428
7.63%, 05/01/26 (Call 12/01/23)(b)	175	161,059
12.00%, 10/01/28 (Call 10/01/25)(b)	250	250,863
Goldman Sachs Group Inc. (The)
0.86%, 02/12/26 (Call 02/12/25), (1-day SOFR + 0.609%)(a)	370	343,172
1.09%, 12/09/26 (Call 12/09/25), (1-day SOFR + 0.789%)(a)	845	754,009
1.43%, 03/09/27 (Call 03/09/26), (1-day SOFR + 0.798%)(a)	1,099	975,625

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
1.54%, 09/10/27 (Call 09/10/26), (1-day SOFR + 0.818%)(a)	$1,076	$935,524
1.95%, 10/21/27 (Call 10/21/26), (1-day SOFR + 0.913%)(a)	1,565	1,372,416
2.64%, 02/24/28 (Call 02/24/27), (1-day SOFR + 1.114%)(a)	1,158	1,025,902
3.50%, 01/23/25 (Call 10/23/24)	642	621,870
3.50%, 04/01/25 (Call 03/01/25)	681	655,505
3.50%, 11/16/26 (Call 11/16/25)	589	546,135
3.62%, 03/15/28 (Call 03/15/27), (1-day SOFR + 1.846%)(a)	1,310	1,198,906
3.69%, 06/05/28 (Call 06/05/27), (3-mo. SOFR + 1.772%)(a)	1,000	912,345
3.75%, 05/22/25 (Call 02/22/25)	926	892,547
3.75%, 02/25/26 (Call 11/25/25)	740	702,061
3.81%, 04/23/29 (Call 04/23/28), (3-mo. SOFR + 1.420%)(a)	950	853,281
3.85%, 01/26/27 (Call 01/26/26)	869	809,368
4.22%, 05/01/29 (Call 05/01/28), (3-mo. SOFR + 1.563%)(a)	990	902,958
4.25%, 10/21/25	802	769,084
4.39%, 06/15/27 (Call 06/15/26), (1-day SOFR + 1.510%)(a)	370	353,358
4.48%, 08/23/28 (Call 08/23/27), (1-day SOFR + 1.725%)(a)	1,010	945,624
5.70%, 11/01/24	545	543,135
5.80%, 08/10/26 (Call 08/10/25), (1-day SOFR + 1.075%)(a)	745	737,304
5.95%, 01/15/27	148	145,974
6.48%, 10/24/29 (Call 10/24/28), (1-day SOFR + 1.770%)(a)	400	399,770
Gulf International Bank BSC, 2.38%, 09/23/25(d)	200	185,664
Hana Bank
1.25%, 12/16/26(d)	200	174,796
3.25%, 03/30/27(d)	200	184,407
HSBC Holdings PLC
1.59%, 05/24/27 (Call 05/24/26), (1-day SOFR + 1.290%)(a)	701	617,384
1.65%, 04/18/26 (Call 04/18/25), (1-day SOFR + 1.538%)(a)	845	785,949
2.10%, 06/04/26 (Call 06/04/25), (1-day SOFR + 1.929%)(a)	845	786,956
2.25%, 11/22/27 (Call 11/22/26), (1-day SOFR + 1.100%)(a)	1,225	1,073,978
2.63%, 11/07/25 (Call 11/07/24), (3-mo. SOFR + 1.401%)(a)	915	877,308
3.00%, 03/10/26 (Call 03/10/25), (1-day SOFR + 1.430%)(a)	800	762,742
3.90%, 05/25/26	405	382,275
4.04%, 03/13/28 (Call 03/13/27), (3-mo. SOFR + 1.808%)(a)	900	826,716
4.18%, 12/09/25 (Call 12/09/24), (1-day SOFR + 1.510%)(a)	460	447,825
4.25%, 08/18/25	730	699,652
4.29%, 09/12/26 (Call 09/12/25), (3-mo. SOFR + 1.609%)(a)	385	369,396
4.30%, 03/08/26	1,160	1,110,995
4.38%, 11/23/26	520	490,661
4.58%, 06/19/29 (Call 06/19/28), (3-mo. SOFR + 1.796%)(a)	575	523,947

Security	Par (000)	Value

Banks (continued)
4.76%, 06/09/28 (Call 06/09/27), (1-day SOFR + 2.110%)(a)	$805	$753,635
5.21%, 08/11/28 (Call 08/11/27), (1-day SOFR + 2.610%)(a)	1,075	1,024,567
5.89%, 08/14/27 (Call 08/14/26), (1-day SOFR + 1.570%)(a)	945	928,327
6.16%, 03/09/29 (Call 03/09/28), (1-day SOFR + 1.970%)(a)	1,385	1,355,816
7.34%, 11/03/26 (Call 11/03/25), (1-day SOFR + 3.030%)(a)	920	935,878
7.39%, 11/03/28 (Call 11/03/27), (1-day SOFR + 3.350%)(a)	745	764,228
HSBC USA Inc., 5.63%, 03/17/25	300	298,068
Huntington Bancshares Inc., 4.44%, 08/04/28 (Call 08/04/27), (1-day SOFR + 1.970%)(a)	265	241,961
Huntington Bancshares Inc./OH, 4.00%, 05/15/25 (Call 04/15/25)	186	178,199
Huntington National Bank (The)
4.55%, 05/17/28 (Call 05/17/27), (1-day SOFR + 1.650%)(a)	275	252,811
5.70%, 11/18/25 (Call 11/18/24), (1-day SOFR + 1.215%)(a)	290	281,667
ICICI Bank Ltd./Dubai, 4.00%, 03/18/26(c)(d)	400	384,056
Industrial & Commercial Bank of China Ltd.
3.20%, (Call 09/24/26), (5-year CMT + 2.368%)(a)(d)(e)	2,800	2,569,865
4.88%, 09/21/25(d)	600	588,938
Industrial & Commercial Bank of China Ltd./Hong Kong
1.20%, 07/20/25(d)	400	370,873
1.63%, 10/28/26(d)	200	179,040
Industrial & Commercial Bank of China Ltd./Singapore, 1.20%, 09/09/25(d)	600	553,021
ING Groep NV
1.40%, 07/01/26 (Call 07/01/25), (1-year CMT + 1.100%)(a)(b)	335	307,572
1.73%, 04/01/27 (Call 04/01/26), (1-day SOFR + 1.005%)(a)	385	343,779
3.87%, 03/28/26 (Call 03/28/25), (1-day SOFR + 1.640%)(a)	435	419,245
3.95%, 03/29/27	460	425,752
4.02%, 03/28/28 (Call 03/28/27), (1-day SOFR + 1.830%)(a)	470	432,540
4.63%, 01/06/26(b)	435	421,143
6.08%, 09/11/27 (Call 09/11/26), (1-day SOFR + 1.560%)(a)	200	198,155
Intesa Sanpaolo SpA
3.88%, 07/14/27(b)	5	4,425
5.71%, 01/15/26(b)	530	503,077
7.00%, 11/21/25(b)	200	200,981
Itau Unibanco Holding SA/Cayman Island, 3.25%, 01/24/25(d)	200	192,650
JPMorgan Chase & Co.
1.04%, 02/04/27 (Call 02/04/26), (3-mo. SOFR + 0.695%)(a)	720	639,912
1.05%, 11/19/26 (Call 11/19/25), (1-day SOFR + 0.800%)(a)	1,120	1,007,559
1.47%, 09/22/27 (Call 09/22/26), (1-day SOFR + 0.765%)(a)	1,239	1,079,038
1.56%, 12/10/25 (Call 12/10/24), (1-day SOFR + 0.605%)(a)	946	895,494

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
1.58%, 04/22/27 (Call 04/22/26), (1-day SOFR + 0.885%)(a)	$1,303	$1,161,994
2.01%, 03/13/26 (Call 03/13/25), (3-mo. SOFR + 1.585%)(a)	938	884,896
2.08%, 04/22/26 (Call 04/22/25), (1-day SOFR + 1.850%)(a)	1,374	1,291,155
2.18%, 06/01/28 (Call 06/01/27), (1-day SOFR + 1.890%)(a)	335	291,124
2.60%, 02/24/26 (Call 02/24/25), (1-day SOFR + 0.915%)(a)	680	648,008
2.95%, 10/01/26 (Call 07/01/26)	935	865,069
2.95%, 02/24/28 (Call 02/24/27), (1-day SOFR + 1.170%)(a)	800	720,076
3.20%, 06/15/26 (Call 03/15/26)	420	393,609
3.30%, 04/01/26 (Call 01/01/26)	616	580,323
3.51%, 01/23/29 (Call 01/23/28), (3-mo. SOFR + 1.207%)(a)	945	847,148
3.54%, 05/01/28 (Call 05/01/27), (3-mo. SOFR + 1.642%)(a)	1,092	998,181
3.63%, 12/01/27 (Call 12/01/26)	965	880,839
3.78%, 02/01/28 (Call 02/01/27), (3-mo. SOFR + 1.599%)(a)	805	746,316
3.90%, 07/15/25 (Call 04/15/25)	363	351,750
3.96%, 01/29/27 (Call 01/29/26), (3-mo. SOFR + 1.507%)(a)	803	765,198
4.01%, 04/23/29 (Call 04/23/28), (3-mo. SOFR + 1.382%)(a)	15	13,659
4.08%, 04/26/26 (Call 04/26/25), (1-day SOFR + 1.320%)(a)	1,221	1,183,368
4.13%, 12/15/26	330	311,570
4.32%, 04/26/28 (Call 04/26/27), (1-day SOFR + 1.560%)(a)	1,366	1,282,997
4.85%, 07/25/28 (Call 07/25/27), (1-day SOFR + 1.990%)(a)	1,580	1,509,427
5.30%, 07/24/29 (Call 07/24/28), (1-day SOFR + 1.450%)(a)	1,840	1,771,172
5.55%, 12/15/25 (Call 12/15/24), (1-day SOFR + 1.070%)(a)	1,000	992,568
6.07%, 10/22/27 (Call 10/22/26), (1-day SOFR + 1.330%)(a)	630	629,180
6.09%, 10/23/29 (Call 10/23/28), (1-day SOFR + 1.570%)(a)	600	596,416
7.63%, 10/15/26	330	344,798
7.75%, 07/15/25	25	25,771
8.00%, 04/29/27	275	292,065
Kasikornbank PCL/Hong Kong, 3.34%, 10/02/31 (Call 10/02/26), (5-year CMT + 1.700%)(a)(d)	400	353,156
KBC Group NV, 5.80%, 01/19/29 (Call 01/19/28), (1-year CMT + 2.100%)(a)(b)	305	294,233
KeyBank NA/Cleveland OH
3.30%, 06/01/25	250	231,964
4.15%, 08/08/25	490	455,719
4.39%, 12/14/27	380	332,331
5.85%, 11/15/27 (Call 10/16/27)	520	480,718
KeyCorp
2.25%, 04/06/27	200	165,812
4.15%, 10/29/25	170	158,272
Kookmin Bank
1.38%, 05/06/26(d)	400	359,849
1.75%, 05/04/25(d)	200	188,281
2.13%, 02/15/25(d)	200	190,763

Security	Par (000)	Value

Banks (continued)
Korea Development Bank (The)
0.80%, 07/19/26	$200	$176,236
1.00%, 09/09/26	200	176,148
3.00%, 01/13/26	800	757,966
3.38%, 09/16/25	600	576,943
Kreditanstalt fuer Wiederaufbau
0.38%, 07/18/25	3,572	3,289,619
0.63%, 01/22/26	3,730	3,380,017
1.00%, 10/01/26	587	524,610
1.25%, 01/31/25	1,181	1,121,933
2.00%, 05/02/25	1,755	1,671,360
2.50%, 11/20/24	639	619,219
2.88%, 04/03/28	45	41,260
3.00%, 05/20/27	185	173,392
3.13%, 06/10/25	315	304,594
3.63%, 04/01/26	50	48,369
3.75%, 02/15/28	1,975	1,880,762
3.88%, 06/15/28	3,000	2,864,528
4.63%, 08/07/26	80	79,187
Landeskreditbank Baden-Wuerttemberg Foerderbank, 0.50%, 12/08/25(d)	15	13,624
Landwirtschaftliche Rentenbank
0.88%, 03/30/26	362	327,319
1.75%, 07/27/26	70	64,152
1.75%, 01/14/27(d)	95	85,967
2.00%, 01/13/25	307	294,707
2.38%, 06/10/25	625	596,494
3.88%, 09/28/27(c)	142	137,007
3.88%, 06/14/28	1,000	955,598
Series 37, 2.50%, 11/15/27	1,055	963,348
Series 40, 0.50%, 05/27/25	820	760,517
Lloyds Banking Group PLC
1.63%, 05/11/27 (Call 05/11/26), (1-year CMT + 0.850%)(a)	590	522,452
2.44%, 02/05/26 (Call 02/05/25), (1-year CMT + 1.000%)(a)	605	573,555
3.51%, 03/18/26 (Call 03/18/25), (1-year CMT + 1.600%)(a)	615	589,582
3.57%, 11/07/28 (Call 11/07/27), (3-mo. LIBOR US + 1.205%)(a)	315	279,625
3.75%, 03/18/28 (Call 03/18/27), (1-year CMT + 1.800%)(a)	800	728,939
4.45%, 05/08/25	360	349,743
4.50%, 11/04/24	300	293,448
4.65%, 03/24/26	928	879,279
5.87%, 03/06/29 (Call 03/06/28), (1-year CMT + 1.700%)(a)	1,000	967,102
5.99%, 08/07/27 (Call 08/07/26), (1-year CMT + 1.480%)(a)	595	586,146
M&T Bank Corp., 4.55%, 08/16/28 (Call 08/16/27), (1-day SOFR + 1.780%)(a)	390	354,807
Macquarie Bank Ltd.
2.30%, 01/22/25(b)	520	497,590
3.23%, 03/21/25(b)	410	395,692
3.90%, 01/15/26(b)	360	345,246
4.00%, 07/29/25(b)	220	213,084
5.21%, 06/15/26(b)	120	117,982
Macquarie Group Ltd.
1.34%, 01/12/27 (Call 01/12/26), (1-day SOFR + 1.069%)(a)(b)	550	491,685

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
1.63%, 09/23/27 (Call 09/23/26), (1-day SOFR + 0.910%)(a)(b)	$535	$465,697
1.94%, 04/14/28 (Call 04/14/27), (1-day SOFR + 0.995%)(a)(b)	340	291,100
3.76%, 11/28/28 (Call 11/28/27), (3-mo. LIBOR US + 1.372%)(a)(b)	35	31,417
4.10%, 06/21/28 (Call 06/21/27), (1-day SOFR + 2.125%)(a)(b)	55	50,654
4.65%, 03/27/29 (Call 03/27/28), (3-mo. LIBOR US + 1.727%)(a)(b)	10	9,223
5.11%, 08/09/26 (Call 08/09/25), (1-day SOFR + 2.208%)(a)(b)	350	344,222
Manufacturers & Traders Trust Co.
4.65%, 01/27/26 (Call 12/27/25)	480	453,030
4.70%, 01/27/28 (Call 12/27/27)	635	575,010
5.40%, 11/21/25 (Call 10/21/25)	400	386,076
MAR Sukuk Ltd., 2.21%, 09/02/25(d)	400	373,818
Mashreqbank PSC, 7.88%, 02/24/33 (Call 11/24/27), (5-year CMT + 3.997%)(a)(d)	200	203,762
Metropolitan Bank & Trust Co., 2.13%, 01/15/26(d)	200	184,462
Mitsubishi UFJ Financial Group Inc.
1.41%, 07/17/25	850	785,301
1.54%, 07/20/27 (Call 07/20/26), (1-year CMT + 0.750%)(a)	1,010	891,291
1.64%, 10/13/27 (Call 10/13/26), (1-year CMT + 0.670%)(a)	615	539,535
2.19%, 02/25/25	1,080	1,026,199
2.34%, 01/19/28 (Call 01/19/27), (1-year CMT + 0.830%)(a)	610	539,452
2.76%, 09/13/26	200	182,692
3.29%, 07/25/27	135	123,006
3.78%, 03/02/25	90	87,288
3.84%, 04/17/26 (Call 04/17/25), (1-year CMT + 1.125%)(a)	310	299,445
4.05%, 09/11/28	300	275,773
4.08%, 04/19/28 (Call 04/19/27), (1-year CMT + 1.300%)(a)	460	428,414
5.02%, 07/20/28 (Call 07/20/27), (1-year CMT + 1.950%)(a)	595	570,114
5.24%, 04/19/29 (Call 04/19/28), (1-year CMT + 1.700%)(a)	200	192,185
5.35%, 09/13/28 (Call 09/13/27), (1-year CMT + 1.900%)(a)	390	377,386
5.42%, 02/22/29 (Call 02/22/28), (1-year CMT + 1.380%)(a)	370	358,124
5.54%, 04/17/26 (Call 04/17/25), (1-year CMT + 1.500%)(a)	200	197,966
5.72%, 02/20/26 (Call 02/20/25), (1-year CMT + 1.080%)(a)	590	586,248
Mizuho Financial Group Inc.
1.23%, 05/22/27 (Call 05/22/26), (1-year CMT + 0.670%)(a)	400	352,624
1.55%, 07/09/27 (Call 07/09/26), (1-year CMT + 0.750%)(a)	540	476,666
2.23%, 05/25/26 (Call 05/25/25), (3-mo. SOFR + 1.092%)(a)	360	337,776
2.65%, 05/22/26 (Call 05/22/25), (1-year CMT + 0.900%)(a)	375	354,037
2.84%, 09/13/26	200	182,959
3.17%, 09/11/27	25	22,438
3.48%, 04/12/26(b)	775	729,509

Security	Par (000)	Value

Banks (continued)
3.66%, 02/28/27	$205	$189,650
4.02%, 03/05/28	500	460,890
4.25%, 09/11/29 (Call 09/11/28), (3-mo. SOFR + 1.532%)(a)	400	363,891
5.41%, 09/13/28 (Call 09/13/27), (1-year CMT + 2.050%)(a)	1,060	1,027,322
5.78%, 07/06/29 (Call 07/06/28), (1-year CMT + 1.650%)(a)	400	390,615
Morgan Stanley
0.99%, 12/10/26 (Call 12/10/25), (1-day SOFR + 0.720%)(a)	1,048	932,512
1.51%, 07/20/27 (Call 07/20/26), (1-day SOFR + 0.858%)(a)	1,180	1,035,771
1.59%, 05/04/27 (Call 05/04/26), (1-day SOFR + 0.879%)(a)	1,405	1,247,789
2.19%, 04/28/26 (Call 04/28/25), (1-day SOFR + 1.990%)(a)	1,141	1,073,133
2.48%, 01/21/28 (Call 01/21/27), (1-day SOFR + 1.000%)(a)	990	877,271
2.63%, 02/18/26 (Call 02/18/25), (1-day SOFR + 0.940%)(a)	735	699,799
3.13%, 07/27/26	622	575,538
3.59%, 07/22/28 (Call 07/22/27)(a)	1,110	1,005,787
3.63%, 01/20/27	1,215	1,128,591
3.77%, 01/24/29 (Call 01/24/28), (3-mo. SOFR + 1.402%)(a)	1,135	1,022,895
3.88%, 01/27/26	1,045	996,428
3.95%, 04/23/27	909	836,621
4.00%, 07/23/25	847	819,819
4.21%, 04/20/28 (Call 04/20/27), (1-day SOFR + 1.610%)(a)	885	825,289
4.35%, 09/08/26	525	496,494
4.68%, 07/17/26 (Call 07/17/25), (1-day SOFR + 1.669%)(a)	900	874,357
5.00%, 11/24/25	855	835,393
5.05%, 01/28/27 (Call 01/28/26), (1-day SOFR + 1.295%)(a)	715	697,930
5.12%, 02/01/29 (Call 02/01/28), (1-day SOFR + 1.730%)(a)	987	939,990
5.16%, 04/20/29 (Call 04/20/28), (1-day SOFR + 1.590%)(a)	1,045	993,505
5.45%, 07/20/29 (Call 07/20/28), (1-day SOFR + 1.630%)(a)	625	600,916
6.14%, 10/16/26 (Call 10/16/25), (1-day SOFR + 1.770%)(a)	210	209,450
6.25%, 08/09/26	440	440,492
6.30%, 10/18/28 (Call 10/18/27), (1-day SOFR + 2.240%)(a)	335	334,447
6.41%, 11/01/29 (Call 11/01/28), (1-day SOFR + 1.830%)(a)	250	249,811
Morgan Stanley Bank NA
4.75%, 04/21/26 (Call 03/21/26)	350	341,480
5.48%, 07/16/25 (Call 06/16/25)	370	368,266
5.88%, 10/30/26 (Call 09/30/26)	500	499,779
Nanyang Commercial Bank Ltd., 3.80%, 11/20/29
(Call 11/20/24), (5-year CMT + 2.180%)(a)(d)	250	240,837
National Australia Bank Ltd.
1.39%, 01/12/25(b)	760	723,099
1.89%, 01/12/27(b)	525	465,662
3.45%, 12/04/23(b)	250	249,437
3.50%, 01/10/27(b)	60	56,023

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
National Australia Bank Ltd./New York
2.50%, 07/12/26	$460	$424,517
3.91%, 06/09/27	535	502,257
4.90%, 06/13/28	250	240,569
4.94%, 01/12/28	280	270,796
4.97%, 01/12/26	250	246,923
5.13%, 11/22/24	250	248,530
5.20%, 05/13/25	250	248,530
National Bank of Canada, 5.25%, 01/17/25	350	347,023
National Securities Clearing Corp.
1.50%, 04/23/25 (Call 03/23/25)(b)	590	556,003
5.00%, 05/30/28 (Call 04/30/28)(b)	250	242,644
5.05%, 11/21/24(b)	250	247,894
5.10%, 11/21/27 (Call 10/21/27)(b)	250	244,984
NatWest Group PLC
1.64%, 06/14/27 (Call 06/14/26), (1-year CMT + 0.900%)(a)	710	624,302
3.75%, 11/01/29 (Call 11/01/24), (5-year CMT + 2.100%)(a)	395	377,111
4.80%, 04/05/26	205	197,458
4.89%, 05/18/29 (Call 05/18/28), (3-mo. LIBOR US + 1.754%)(a)	615	568,843
5.52%, 09/30/28 (Call 09/30/27), (1-year CMT + 2.270%)(a)	330	315,519
5.81%, 09/13/29 (Call 09/13/28), (1-year CMT + 1.950%)(a)	200	191,577
5.85%, 03/02/27 (Call 03/02/26), (1-year CMT + 1.350%)(a)	495	486,593
7.47%, 11/10/26 (Call 11/10/25), (1-year CMT + 2.850%)(a)	750	762,889
NatWest Markets PLC, 1.60%, 09/29/26(b)	495	433,983
NBK SPC Ltd., 1.63%, 09/15/27 (Call 09/15/26),
(1-day SOFR + 1.050%)(a)(d)	200	176,119
NBK Tier 1 Financing 2 Ltd., 4.50%,
(Call 08/27/25)(a)(d)(e)	400	368,415
NBK Tier 1 Financing Ltd., 3.63%,
(Call 08/24/26)(a)(d)(e)	200	172,550
NCB Tier 1 Sukuk Ltd., 3.50%,
(Call 07/26/26)(a)(d)(e)	400	367,575
Nederlandse Waterschapsbank NV
1.75%, 01/15/25(b)	360	344,044
2.38%, 03/24/26(b)	335	313,777
NongHyup Bank
1.25%, 07/20/25(d)	400	370,556
4.25%, 07/06/27(d)	200	189,849
Nordea Bank Abp
1.50%, 09/30/26(b)	315	276,194
3.60%, 06/06/25(b)	295	284,597
4.75%, 09/22/25(b)	600	587,670
5.38%, 09/22/27(b)	380	367,812
Norinchukin Bank (The)
1.28%, 09/22/26(b)	200	175,487
4.87%, 09/14/27(b)	210	202,281
5.43%, 03/09/28(b)	205	201,031
Northern Trust Corp.
3.38%, 05/08/32 (Call 05/08/27), (3-mo. LIBOR US + 1.131%)(a)	162	142,486
3.95%, 10/30/25	87	83,963
4.00%, 05/10/27 (Call 04/10/27)	435	408,620
NRW Bank
0.38%, 02/10/25(d)	600	561,994

Security	Par (000)	Value

Banks (continued)
0.63%, 05/19/25(d)	$283	$262,693
0.88%, 03/09/26(d)	365	329,739
4.50%, 06/09/25(d)	10	9,847
4.63%, 11/04/25(d)	26	25,664
Oesterreichische Kontrollbank AG
0.38%, 09/17/25	275	251,433
0.50%, 02/02/26	270	243,299
1.50%, 02/12/25	807	767,478
2.88%, 05/23/25	185	177,954
3.63%, 09/09/27	25	23,882
4.13%, 01/20/26	30	29,321
4.63%, 11/03/25	40	39,552
OTP Bank Nyrt
7.50%, 05/25/27, (1-year CMT + 3.711%)(a)(d)	200	200,636
8.75%, 05/15/33 (Call 02/15/28), (5-year CMT + 5.060%)(a)(d)	200	197,248
Oversea-Chinese Banking Corp. Ltd.
1.83%, 09/10/30 (Call 09/10/25), (5-year CMT + 1.580%)(a)(b)	575	529,552
4.60%, 06/15/32 (Call 06/15/27), (5-year CMT + 1.575%)(a)(d)	200	189,650
PNC Bank NA, 3.88%, 04/10/25 (Call 03/10/25)	230	222,049
PNC Financial Services Group Inc. (The)
1.15%, 08/13/26 (Call 07/13/26)	505	443,508
2.20%, 11/01/24 (Call 10/02/24)	696	669,432
2.60%, 07/23/26 (Call 05/23/26)	305	280,278
3.15%, 05/19/27 (Call 04/19/27)	85	76,805
4.76%, 01/26/27 (Call 01/26/26), (1-day SOFR + 1.085%)(a)	949	912,981
5.35%, 12/02/28 (Call 12/02/27), (1-day SOFR + 1.620%)(a)	496	474,073
5.58%, 06/12/29 (Call 06/12/28), (1-day SOFR + 1.841%)(a)	1,052	1,007,136
5.81%, 06/12/26 (Call 06/12/25), (1-day SOFR + 1.322%)(a)	292	288,133
6.62%, 10/20/27 (Call 10/20/26), (1-day SOFR + 1.730%)(a)	325	325,830
QIB Sukuk Ltd.
1.95%, 10/27/25(d)	200	184,307
6.98%, 02/07/25, (3-mo. SOFR + 1.612%)(a)(d)	400	402,527
QNB Finance Ltd.
1.38%, 01/26/26(d)	400	358,876
1.63%, 09/22/25(d)	200	183,317
2.63%, 05/12/25(d)	400	377,523
2.75%, 02/12/27(d)	400	362,025
Regions Financial Corp., 2.25%, 05/18/25
(Call 04/18/25)	272	249,740
Riyad Sukuk Ltd., 3.17%, 02/25/30 (Call 02/25/25),
(5-year CMT + 1.791%)(a)(d)	600	570,506
Riyad Tier 1 Sukuk Ltd., 4.00%, (Call 02/16/27),
(5-year CMT + 2.170%)(a)(d)(e)	200	183,924
Royal Bank of Canada
0.88%, 01/20/26	210	188,170
1.15%, 06/10/25	474	440,412
1.15%, 07/14/26	405	356,866
1.20%, 04/27/26	703	626,919
1.40%, 11/02/26	405	355,352
1.60%, 01/21/25	260	247,226
2.05%, 01/21/27	285	252,302
2.25%, 11/01/24	634	611,430
3.38%, 04/14/25	262	252,816

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.63%, 05/04/27	$475	$439,571
4.24%, 08/03/27	615	577,489
4.65%, 01/27/26	617	597,956
4.88%, 01/12/26	500	489,254
4.90%, 01/12/28	289	277,310
4.95%, 04/25/25	385	379,251
5.20%, 07/20/26	285	280,349
5.20%, 08/01/28	255	245,763
6.00%, 11/01/27	468	467,930
Santander Holdings USA Inc.
2.49%, 01/06/28 (Call 01/06/27), (1-day SOFR + 1.249%)(a)	306	263,508
3.24%, 10/05/26 (Call 08/05/26)	295	264,808
3.45%, 06/02/25 (Call 05/02/25)	358	338,461
4.40%, 07/13/27 (Call 04/14/27)	440	404,049
4.50%, 07/17/25 (Call 04/17/25)	385	369,563
5.81%, 09/09/26 (Call 09/09/25), (1-day SOFR + 2.328%)(a)	185	180,859
6.50%, 03/09/29 (Call 03/09/28), (1-day SOFR + 2.356%)(a)	300	290,142
6.57%, 06/12/29 (Call 06/12/28), (1-day SOFR + 2.700%)(a)	140	135,063
Santander UK Group Holdings PLC
1.53%, 08/21/26 (Call 08/21/25), (1-year CMT + 1.250%)(a)	340	307,760
1.67%, 06/14/27 (Call 06/14/26), (1-day SOFR + 0.989%)(a)	437	380,833
2.47%, 01/11/28 (Call 01/11/27), (1-day SOFR + 1.220%)(a)	490	423,536
3.82%, 11/03/28 (Call 11/03/27), (3-mo. LIBOR US + 1.400%)(a)	200	176,017
6.53%, 01/10/29 (Call 01/10/28), (1-day SOFR + 2.600%)(a)	515	503,764
Shinhan Bank Co. Ltd.
1.38%, 10/21/26(d)	200	176,197
3.75%, 09/20/27(d)	200	181,284
3.88%, 03/24/26(d)	200	189,073
7.36%, 04/24/25, (3-mo. SOFR + 1.962%)(a)(d)	400	405,710
Shinhan Financial Group Co. Ltd.
1.35%, 01/10/26(d)	200	181,763
2.88%, (Call 05/12/26), (5-year CMT + 2.064%)(a)(d)(e)	200	174,687
3.34%, 02/05/30 (Call 02/05/25), (5-year CMT + 1.500%)(a)(c)(d)	200	191,950
SIB Sukuk Co. III Ltd., 2.85%, 06/23/25(d)	200	189,697
SIB Tier 1 Sukuk Co., 5.00%, (Call 07/02/25)(a)(d)(e)	200	192,107
Skandinaviska Enskilda Banken AB, 3.70%, 06/09/25(b)	380	366,373
SNB Sukuk Ltd., 2.34%, 01/19/27(d)	400	359,773
Societe Generale SA
1.38%, 07/08/25(b)	495	456,813
1.49%, 12/14/26 (Call 12/14/25), (1-year CMT + 1.100%)(a)(b)	670	597,384
1.79%, 06/09/27 (Call 06/09/26), (1-year CMT + 1.000%)(a)(b)	490	430,335
2.23%, 01/21/26 (Call 01/21/25), (1-year CMT + 1.050%)(a)(b)	790	744,362
2.80%, 01/19/28 (Call 01/19/27), (1-year CMT + 1.300%)(a)(b)	515	453,246
4.00%, 01/12/27(b)	325	298,989
4.25%, 04/14/25(b)	695	665,206

Security	Par (000)	Value

Banks (continued)
4.25%, 08/19/26(b)	$200	$185,667
4.68%, 06/15/27(b)	200	189,554
4.75%, 11/24/25(b)	125	119,045
6.45%, 01/10/29 (Call 01/10/28), (1-year CMT + 2.550%)(a)(b)	405	395,713
Standard Chartered PLC
1.46%, 01/14/27 (Call 01/14/26), (1-year CMT + 1.000%)(a)(b)	645	574,997
1.82%, 11/23/25 (Call 11/23/24), (1-year CMT + 0.950%)(a)(b)	680	644,479
2.61%, 01/12/28 (Call 01/12/27), (1-year CMT + 1.180%)(a)(b)	680	597,360
2.82%, 01/30/26 (Call 01/30/25), (3-mo. LIBOR US + 1.209%)(a)(b)	760	723,540
3.52%, 02/12/30 (Call 02/12/25), (5-year CMT + 1.850%)(a)(d)	500	470,837
3.97%, 03/30/26 (Call 03/30/25), (1-year CMT + 1.650%)(a)(b)	400	384,775
4.05%, 04/12/26(b)	200	190,090
4.30%, 02/19/27(b)	5	4,623
4.87%, 03/15/33 (Call 03/15/28), (5-year USD ICE Swap + 1.970%)(a)(b)	20	17,679
6.17%, 01/09/27 (Call 01/09/26), (1-year CMT + 2.050%)(a)(b)	610	605,622
6.19%, 07/06/27 (Call 07/06/26), (1-year CMT + 1.850%)(a)(b)	710	701,176
6.30%, 01/09/29 (Call 01/09/28), (1-year CMT + 2.450%)(a)(b)	670	655,981
7.77%, 11/16/28 (Call 11/16/27), (1-year CMT + 3.45%)(a)(b)	200	206,511
7.78%, 11/16/25 (Call 11/16/24), (1-year CMT + 3.100%)(a)(b)	355	359,929
State Bank of India/London, 1.80%, 07/13/26(d)	400	360,526
State Street Corp.
1.68%, 11/18/27 (Call 11/18/26), (1-day SOFR + 0.560%)(a)	275	243,901
1.75%, 02/06/26 (Call 02/06/25), (1-day SOFR + 0.441%)(a)(c)	180	170,073
2.20%, 02/07/28 (Call 02/07/27), (1-day SOFR + 0.730%)(a)	210	185,554
2.35%, 11/01/25 (Call 11/01/24), (1-day SOFR + 0.940%)(a)	370	355,275
2.65%, 05/19/26	230	213,987
2.90%, 03/30/26 (Call 03/30/25), (1-day SOFR + 2.600%)(a)	160	152,557
3.30%, 12/16/24	291	282,881
3.55%, 08/18/25	454	436,156
4.86%, 01/26/26 (Call 01/26/25), (1-day SOFR + 0.604%)(a)	165	162,167
5.10%, 05/18/26 (Call 05/18/25), (1-day SOFR + 1.130%)(a)	280	275,906
5.27%, 08/03/26 (Call 07/03/26)	310	304,910
5.75%, 11/04/26 (Call 11/04/25), (1-day SOFR + 1.353%)(a)	170	168,938
5.82%, 11/04/28 (Call 11/04/27), (1-day SOFR + 1.715%)(a)	225	222,475
Sumitomo Mitsui Financial Group Inc.
0.95%, 01/12/26	635	568,539
1.40%, 09/17/26	995	872,916
1.47%, 07/08/25	900	833,390
1.90%, 09/17/28	900	736,007

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.17%, 01/14/27	$350	$309,918
2.35%, 01/15/25	415	396,854
2.63%, 07/14/26	1,065	974,582
3.35%, 10/18/27	112	100,982
3.36%, 07/12/27	925	841,045
3.45%, 01/11/27	250	230,863
3.78%, 03/09/26	630	598,352
5.46%, 01/13/26	870	858,278
5.52%, 01/13/28	610	593,984
5.72%, 09/14/28	600	587,205
5.80%, 07/13/28	200	196,190
5.88%, 07/13/26	200	198,994
Sumitomo Mitsui Trust Bank Ltd.
1.05%, 09/12/25(b)	200	182,611
1.35%, 09/16/26(b)	280	246,450
1.55%, 03/25/26(b)	200	180,463
2.55%, 03/10/25(b)	240	229,063
2.80%, 03/10/27(b)	225	203,232
4.80%, 09/15/25(b)	200	195,657
4.95%, 09/15/27(b)	245	236,694
5.50%, 03/09/28(b)	230	226,229
5.55%, 09/14/28(b)	200	196,896
5.65%, 03/09/26(b)	365	362,681
5.65%, 09/14/26(b)	200	198,488
Svenska Handelsbanken AB
1.42%, 06/11/27 (Call 06/11/26), (1-year CMT + 0.630%)(a)(b)	375	329,191
3.65%, 06/10/25(b)	320	308,834
3.95%, 06/10/27(b)	315	293,727
5.50%, 06/15/28(b)	615	591,907
Swedbank AB
1.54%, 11/16/26(b)	435	382,793
3.36%, 04/04/25(b)	310	298,780
5.34%, 09/20/27(b)	255	244,546
5.47%, 06/15/26(b)	200	196,629
6.14%, 09/12/26(b)	200	198,079
Synchrony Bank
5.40%, 08/22/25 (Call 07/22/25)	295	281,563
5.63%, 08/23/27 (Call 07/23/27)	390	357,032
Synovus Bank, 5.63%, 02/15/28 (Call 01/15/28)	250	221,522
Synovus Financial Corp., 5.20%, 08/11/25
(Call 07/11/25)	155	146,603
TC Ziraat Bankasi AS
5.38%, 03/02/26(d)	200	186,213
9.50%, 08/01/26(d)	200	203,342
Texas Capital Bancshares Inc., 4.00%, 05/06/31
(Call 05/06/26), (5-year CMT + 3.150%)(a)	135	110,352
Toronto-Dominion Bank (The)
0.75%, 09/11/25	475	432,723
0.75%, 01/06/26	690	616,807
1.15%, 06/12/25	497	460,508
1.20%, 06/03/26	585	518,110
1.25%, 12/13/24	315	299,104
1.25%, 09/10/26	675	593,715
1.45%, 01/10/25	440	418,035
1.95%, 01/12/27	485	428,248
2.80%, 03/10/27	579	522,199
3.63%, 09/15/31 (Call 09/15/26), (5-year USD Swap + 2.205%)(a)	20	18,375
3.77%, 06/06/25	630	608,774
4.11%, 06/08/27	700	655,932

Security	Par (000)	Value

Banks (continued)
4.69%, 09/15/27	$765	$728,384
5.16%, 01/10/28	25	24,100
5.52%, 07/17/28	300	292,329
5.53%, 07/17/26	300	296,610
Truist Bank
1.50%, 03/10/25 (Call 02/10/25)	530	495,879
2.15%, 12/06/24 (Call 11/05/24)	357	340,881
2.64%, 09/17/29 (Call 09/17/24), (5-year CMT + 1.150%)(a)	300	277,527
3.63%, 09/16/25 (Call 08/16/25)	325	306,515
3.80%, 10/30/26 (Call 09/30/26)	30	27,461
4.05%, 11/03/25 (Call 09/03/25)	340	326,316
Truist Financial Corp.
1.20%, 08/05/25 (Call 07/03/25)	139	126,709
1.27%, 03/02/27 (Call 03/02/26), (1-day SOFR + 0.609%)(a)	740	647,588
3.70%, 06/05/25 (Call 05/05/25)	440	422,129
4.00%, 05/01/25 (Call 03/01/25)	411	395,072
4.12%, 06/06/28 (Call 06/06/27), (1-day SOFR + 1.368%)(a)	330	300,478
4.26%, 07/28/26 (Call 07/28/25), (1-day SOFR + 1.456%)(a)	567	542,986
4.87%, 01/26/29 (Call 01/26/28), (1-day SOFR + 1.435%)(a)	810	747,751
5.90%, 10/28/26 (Call 10/28/25), (1-day SOFR + 1.626%)(a)	433	424,117
6.05%, 06/08/27 (Call 06/08/26), (1-day SOFR + 2.050%)(a)	235	230,033
7.16%, 10/30/29 (Call 10/30/28), (1-day SOFR + 2.446%)(a)	85	85,491
Turkiye Is Bankasi AS, 7.75%, 01/22/30
(Call 01/22/25), (5-year CMT + 6.119%)(a)(d)	400	388,970
Turkiye Vakiflar Bankasi TAO
5.25%, 02/05/25(d)	200	193,583
6.50%, 01/08/26(d)	200	192,101
U.S. Bancorp.
1.45%, 05/12/25 (Call 04/11/25)	369	343,948
2.22%, 01/27/28 (Call 01/27/27), (1-day SOFR + 0.730%)(a)	525	457,090
3.10%, 04/27/26 (Call 03/27/26)(c)	418	384,922
3.90%, 04/26/28 (Call 03/24/28)	50	45,449
3.95%, 11/17/25 (Call 10/17/25)	385	368,446
4.55%, 07/22/28 (Call 07/22/27), (1-day SOFR + 1.660%)(a)	740	686,626
4.65%, 02/01/29 (Call 02/01/28), (1-day SOFR + 1.230%)(a)	1,225	1,130,318
5.73%, 10/21/26 (Call 10/21/25), (1-day SOFR + 1.430%)(a)	280	275,817
5.78%, 06/12/29 (Call 06/12/28), (1-day SOFR + 2.020%)(a)	200	192,344
6.79%, 10/26/27 (Call 10/26/26), (1-day SOFR + 1.880%)(a)	125	125,867
Series V, 2.38%, 07/22/26 (Call 06/22/26)	115	104,063
Series X, 3.15%, 04/27/27 (Call 03/27/27)	10	9,022
U.S. Bank NA/Cincinnati OH
2.05%, 01/21/25 (Call 12/20/24)	475	452,159
2.80%, 01/27/25 (Call 12/27/24)	490	470,114
UBS AG
1.25%, 06/01/26	645	571,380
5.65%, 09/11/28	200	195,663
5.80%, 09/11/25	200	198,955

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
UBS Group AG
1.31%, 02/02/27 (Call 02/02/26), (1-day SOFR + 0.980%)(a)(b)	$805	$713,128
1.36%, 01/30/27 (Call 01/30/26), (1-year CMT + 1.080%)(a)(b)	360	319,475
1.49%, 08/10/27 (Call 08/10/26), (1-year CMT + 0.850%)(a)(b)	640	554,151
2.19%, 06/05/26 (Call 06/05/25), (1-day SOFR + 2.044%)(a)(b)	610	567,600
3.75%, 03/26/25	700	673,937
3.87%, 01/12/29 (Call 01/12/28), (3-mo. LIBOR US + 1.410%)(a)(b)	740	662,571
4.13%, 09/24/25(b)	505	483,401
4.13%, 04/15/26(b)	595	562,960
4.25%, 03/23/28 (Call 03/23/27)(b)	490	444,980
4.28%, 01/09/28 (Call 01/09/27)(b)	1,095	998,661
4.49%, 05/12/26 (Call 05/12/25), (1-year CMT + 1.550%)(a)(b)	380	368,133
4.55%, 04/17/26	855	817,031
4.70%, 08/05/27 (Call 08/05/26), (1-year CMT + 2.050%)(a)(b)	635	604,608
4.75%, 05/12/28 (Call 05/12/27), (1-year CMT + 1.750%)(a)(b)	530	497,501
5.71%, 01/12/27 (Call 01/12/26), (1-year CMT + 1.550%)(a)(b)	600	589,449
6.25%, 09/22/29 (Call 09/22/28), (1-year CMT + 1.800%)(a)(b)	500	489,704
6.33%, 12/22/27 (Call 12/22/26), (1-year CMT + 1.600%)(a)(b)	400	395,797
6.37%, 07/15/26 (Call 07/15/25), (1-day SOFR + 3.340%)(a)(b)	620	616,089
6.44%, 08/11/28 (Call 08/11/27), (1-day SOFR + 3.700%)(a)(b)	515	509,836
UniCredit SpA
1.98%, 06/03/27 (Call 06/03/26), (1-year CMT + 1.200%)(a)(b)	425	374,716
2.57%, 09/22/26 (Call 09/22/25), (1-year CMT + 2.300%)(a)(b)	370	338,857
5.86%, 06/19/32 (Call 06/19/27), (5-year USD ICE Swap + 3.703%)(a)(b)	355	320,206
Union Bank of the Philippines, 2.13%, 10/22/25(d)	200	185,087
United Overseas Bank Ltd.
1.25%, 04/14/26(b)	200	180,799
1.75%, 03/16/31 (Call 03/16/26), (5-year CMT + 1.520%)(a)(d)	200	180,465
2.00%, 10/14/31 (Call 10/14/26), (5-year CMT + 1.230%)(a)(b)	200	177,172
Valley National Bancorp., 3.00%, 06/15/31
(Call 06/15/26), (3-mo. SOFR + 2.360%)(a)(c)	100	79,990
Wachovia Corp., 7.57%, 08/01/26(g)	175	181,066
Wells Fargo & Co.
2.16%, 02/11/26 (Call 02/11/25), (3-mo. SOFR + 1.012%)(a)	1,269	1,200,471
2.19%, 04/30/26 (Call 04/30/25), (1-day SOFR + 2.000%)(a)	1,205	1,133,563
2.39%, 06/02/28 (Call 06/02/27), (1-day SOFR + 2.100%)(a)	400	348,653
3.00%, 02/19/25	754	725,537
3.00%, 04/22/26	1,440	1,337,632
3.00%, 10/23/26	1,400	1,282,329

Security	Par (000)	Value

Banks (continued)
3.20%, 06/17/27 (Call 06/17/26), (3-mo. SOFR + 1.432%)(a)	$1,055	$974,219
3.53%, 03/24/28 (Call 03/24/27), (1-day SOFR + 1.510%)(a)	1,690	1,541,360
3.55%, 09/29/25	910	868,895
3.58%, 05/22/28 (Call 05/22/27), (3-mo. SOFR + 1.572%)(a)	1,395	1,269,833
3.91%, 04/25/26 (Call 04/25/25), (1-day SOFR + 1.320%)(a)	1,185	1,142,641
4.10%, 06/03/26	1,047	988,568
4.30%, 07/22/27	1,005	937,301
4.54%, 08/15/26 (Call 08/15/25), (1-day SOFR + 1.560%)(a)	902	874,164
4.81%, 07/25/28 (Call 07/25/27), (1-day SOFR + 1.980%)(a)	1,310	1,239,142
5.57%, 07/25/29 (Call 07/25/28), (1-day SOFR + 1.740%)(a)	780	751,189
6.30%, 10/23/29 (Call 10/23/28), (1-day SOFR + 1.790%)(a)	730	723,937
Wells Fargo Bank NA
5.45%, 08/07/26 (Call 07/07/26)	995	985,390
5.55%, 08/01/25 (Call 07/01/25)	990	986,454
Western Alliance Bancorp., 3.00%, 06/15/31
(Call 06/15/26), (3-mo. SOFR + 2.250%)(a)	170	130,606
Westpac Banking Corp.
1.02%, 11/18/24	430	409,640
1.15%, 06/03/26	635	567,469
2.35%, 02/19/25	80	76,735
2.70%, 08/19/26	130	120,215
2.85%, 05/13/26	670	627,486
2.89%, 02/04/30 (Call 02/04/25), (5-year CMT + 1.350%)(a)	582	550,837
3.35%, 03/08/27	525	486,992
3.40%, 01/25/28	425	389,701
4.04%, 08/26/27	110	104,465
4.32%, 11/23/31 (Call 11/23/26), (5-year USD ICE Swap + 2.236%)(a)	565	521,696
5.46%, 11/18/27	492	488,019
Westpac New Zealand Ltd., 4.90%, 02/15/28(b)	595	569,109
Woori Bank
0.75%, 02/01/26(d)	200	179,013
2.00%, 01/20/27(d)	200	178,338
4.88%, 01/26/28(d)	200	193,298
Yapi ve Kredi Bankasi AS, 7.88%, 01/22/31
(Call 01/22/26), (5-year CMT + 7.415%)(a)(d)	200	192,591

		423,205,705

Beverages — 0.3%
Anheuser-Busch InBev Worldwide Inc.
3.65%, 02/01/26 (Call 11/01/25)	1,400	1,345,139
4.00%, 04/13/28 (Call 01/13/28)	1,355	1,272,985
Bacardi Ltd., 4.45%, 05/15/25 (Call 03/15/25)(d)	357	347,053
Brown-Forman Corp., 3.50%, 04/15/25 (Call 02/15/25)	38	36,876
Coca-Cola Co. (The)
1.00%, 03/15/28	5	4,196
1.45%, 06/01/27	435	382,100
2.90%, 05/25/27	90	82,989
3.38%, 03/25/27	320	302,071
Coca-Cola Consolidated Inc., 3.80%, 11/25/25 (Call 08/25/25)	147	141,528

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
Coca-Cola European Partners PLC, 1.50%, 01/15/27 (Call 12/15/26)(b)	$200	$174,290
Constellation Brands Inc.
3.50%, 05/09/27 (Call 02/09/27)	305	282,246
3.60%, 02/15/28 (Call 11/15/27)	420	384,069
3.70%, 12/06/26 (Call 09/06/26)	35	32,839
4.35%, 05/09/27 (Call 04/09/27)	319	304,101
4.40%, 11/15/25 (Call 09/15/25)	325	315,718
4.75%, 11/15/24	361	356,528
4.75%, 12/01/25	10	9,778
5.00%, 02/02/26 (Call 02/02/24)	320	314,384
Diageo Capital PLC
1.38%, 09/29/25 (Call 08/29/25)	405	375,146
5.20%, 10/24/25	300	298,706
5.30%, 10/24/27 (Call 09/24/27)	570	565,215
5.38%, 10/05/26 (Call 09/05/26)	200	200,109
Heineken NV, 3.50%, 01/29/28 (Call 10/29/27)(b)	535	492,382
JDE Peet’s NV, 1.38%, 01/15/27 (Call 12/15/26)(b)	365	313,128
Keurig Dr Pepper Inc.
2.55%, 09/15/26 (Call 06/15/26)	145	132,794
3.40%, 11/15/25 (Call 08/15/25)	25	23,853
3.43%, 06/15/27 (Call 03/15/27)	15	13,855
4.42%, 05/25/25 (Call 03/25/25)	211	206,386
4.60%, 05/25/28 (Call 02/25/28)	820	780,246
Molson Coors Beverage Co., 3.00%, 07/15/26
(Call 04/15/26)	826	766,655
PepsiCo Inc.
2.25%, 03/19/25 (Call 02/19/25)	820	785,552
2.38%, 10/06/26 (Call 07/06/26)	70	64,825
2.63%, 03/19/27 (Call 01/19/27)	10	9,169
2.75%, 04/30/25 (Call 01/30/25)	366	351,898
2.85%, 02/24/26 (Call 11/24/25)	487	461,192
3.00%, 10/15/27 (Call 07/15/27)	155	142,900
3.50%, 07/17/25 (Call 04/17/25)	92	89,157
3.60%, 02/18/28 (Call 01/18/28)	15	14,044
4.45%, 05/15/28 (Call 04/15/28)	315	307,095
4.55%, 02/13/26 (Call 01/13/26)	295	290,840

		12,774,037

Biotechnology — 0.2%
Amgen Inc.
1.90%, 02/21/25 (Call 01/21/25)	314	299,381
2.20%, 02/21/27 (Call 12/21/26)	670	600,424
2.60%, 08/19/26 (Call 05/19/26)	502	462,344
3.13%, 05/01/25 (Call 02/01/25)	429	412,636
3.20%, 11/02/27 (Call 08/02/27)	110	100,383
5.15%, 03/02/28 (Call 02/02/28)	1,605	1,566,360
5.25%, 03/02/25	765	759,026
Baxalta Inc., 4.00%, 06/23/25 (Call 03/23/25)	195	189,242
Biogen Inc., 4.05%, 09/15/25 (Call 06/15/25)	901	869,511
Bio-Rad Laboratories Inc., 3.30%, 03/15/27
(Call 02/15/27)	200	182,468
CSL Finance PLC, 3.85%, 04/27/27
(Call 03/27/27)(b)	190	179,031
Gilead Sciences Inc.
1.20%, 10/01/27 (Call 08/01/27)	40	33,796
2.95%, 03/01/27 (Call 12/01/26)	310	284,082
3.50%, 02/01/25 (Call 11/01/24)	613	595,679
3.65%, 03/01/26 (Call 12/01/25)	1,218	1,162,679

Security	Par (000)	Value

Biotechnology (continued)
Royalty Pharma PLC
1.20%, 09/02/25 (Call 08/02/25)	$465	$424,133
1.75%, 09/02/27 (Call 07/02/27)	187	159,126

		8,280,301

Building Materials — 0.2%
AmeriTex HoldCo Intermediate LLC, 10.25%, 10/15/28 (Call 10/15/25)(c)	150	142,006
Camelot Return Merger Sub Inc., 8.75%, 08/01/28 (Call 08/01/24)(b)	235	219,419
Carrier Global Corp.
2.24%, 02/15/25 (Call 01/15/25)	228	217,105
2.49%, 02/15/27 (Call 12/15/26)	460	411,709
Cemex SAB De CV, 5.13%, (Call 06/08/26), (5-year CMT + 4.534%)(a)(d)(e)	600	553,101
CRH America Inc., 3.88%, 05/18/25 (Call 02/15/25)(b)	610	589,551
Eco Material Technologies Inc., 7.88%, 01/31/27 (Call 01/31/24)(b)	190	180,340
Fortune Brands Home & Security Inc., 4.00%, 06/15/25 (Call 03/15/25)	65	62,701
Griffon Corp., 5.75%, 03/01/28 (Call 12/01/23)	345	311,617
Holcim Finance U.S. LLC, 3.50%, 09/22/26 (Call 06/22/26)(b)	50	47,217
Huaxin Cement International Finance Co. Ltd., 2.25%, 11/19/25(d)	200	180,437
James Hardie International Finance DAC, 5.00%, 01/15/28 (Call 12/01/23)(b)	70	64,896
Jeld-Wen Inc.
4.63%, 12/15/25 (Call 12/01/23)(b)(c)	75	71,134
4.88%, 12/15/27 (Call 12/01/23)(b)	150	127,842
Johnson Controls International PLC, 3.90%, 02/14/26 (Call 11/14/25)	365	349,667
Lennox International Inc.
1.35%, 08/01/25 (Call 07/01/25)	285	263,288
1.70%, 08/01/27 (Call 06/01/27)	360	308,451
5.50%, 09/15/28 (Call 08/15/28)	500	487,868
Martin Marietta Materials Inc.
3.45%, 06/01/27 (Call 03/01/27)	10	9,212
3.50%, 12/15/27 (Call 09/15/27)	460	419,896
Masonite International Corp., 5.38%, 02/01/28 (Call 12/01/23)(b)	165	151,976
Mohawk Industries Inc., 5.85%, 09/18/28 (Call 08/18/28)	180	176,992
New Enterprise Stone & Lime Co. Inc.
5.25%, 07/15/28 (Call 07/15/24)(b)	200	176,851
9.75%, 07/15/28 (Call 12/01/23)(b)	100	99,762
Owens Corning
3.40%, 08/15/26 (Call 05/15/26)	225	209,486
4.20%, 12/01/24 (Call 09/01/24)	322	316,671
Standard Industries Inc./NJ
4.75%, 01/15/28 (Call 12/01/23)(b)	355	318,132
5.00%, 02/15/27 (Call 12/01/23)(b)	295	272,792
Summit Materials LLC/Summit Materials Finance Corp., 6.50%, 03/15/27 (Call 11/13/23)(b)	130	126,714
Trane Technologies Luxembourg Finance SA
3.50%, 03/21/26 (Call 01/21/26)	90	85,435
3.55%, 11/01/24 (Call 08/01/24)	408	398,486
Vulcan Materials Co.
3.90%, 04/01/27 (Call 01/01/27)	65	60,603
4.50%, 04/01/25 (Call 01/01/25)	26	25,505
5.80%, 03/01/26 (Call 03/01/24)	10	9,911

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Building Materials (continued)
West China Cement Ltd., 4.95%, 07/08/26 (Call 07/08/24)(d)	$200	$136,870

		7,583,643

Chemicals — 0.5%
Cerdia Finanz GmbH, 10.50%, 02/15/27 (Call 02/15/24)(b)	205	201,825
Air Products and Chemicals Inc.
1.50%, 10/15/25 (Call 09/15/25)	451	417,836
1.85%, 05/15/27 (Call 03/15/27)	15	13,252
Albemarle Corp., 4.65%, 06/01/27 (Call 05/01/27)	200	188,823
ASP Unifrax Holdings Inc, 5.25%, 09/30/28 (Call 09/30/24)(b)	260	176,742
Avient Corp., 5.75%, 05/15/25 (Call 12/01/23)(b)	260	254,564
Axalta Coating Systems LLC/Axalta Coating
Systems Dutch Holding B BV, 4.75%, 06/15/27 (Call 12/04/23)(b)	220	202,611
Braskem Netherlands Finance BV
4.50%, 01/10/28 (Call 10/10/27)(d)	400	337,701
8.50%, 01/23/81 (Call 10/24/25), (5-year CMT + 8.220%)(a)(d)	200	194,676
Celanese U.S. Holdings LLC
1.40%, 08/05/26 (Call 07/05/26)	135	117,554
6.05%, 03/15/25	474	472,605
6.17%, 07/15/27 (Call 06/15/27)	732	714,402
CF Industries Inc., 4.50%, 12/01/26(b)	100	95,234
Cheever Escrow Issuer LLC, 7.13%, 10/01/27 (Call 10/01/24)(b)	110	102,031
Chemours Co. (The), 5.38%, 05/15/27 (Call 02/15/27)	190	172,150
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP
3.40%, 12/01/26 (Call 09/01/26)(b)	284	265,996
3.70%, 06/01/28 (Call 03/01/28)(b)	15	13,668
5.13%, 04/01/25 (Call 03/01/25)(b)	185	183,307
CNAC HK Finbridge Co. Ltd.
2.00%, 09/22/25(d)	400	370,408
4.13%, 07/19/27(d)	400	371,512
4.88%, 03/14/25(d)	200	196,660
5.13%, 03/14/28(d)	400	382,179
Consolidated Energy Finance SA
5.63%, 10/15/28 (Call 10/15/24)(b)	150	123,173
6.50%, 05/15/26 (Call 11/13/23)(b)	100	90,947
CVR Partners LP/CVR Nitrogen Finance Corp.,
6.13%, 06/15/28 (Call 06/15/24)(b)	109	96,434
DuPont de Nemours Inc., 4.49%, 11/15/25 (Call 09/15/25)	860	838,133
Eastman Chemical Co., 3.80%, 03/15/25 (Call 12/15/24)	465	449,580
Ecolab Inc.
1.65%, 02/01/27 (Call 01/01/27)	495	437,141
2.70%, 11/01/26 (Call 08/01/26)	5	4,632
5.25%, 01/15/28 (Call 12/15/27)	405	401,697
EIDP Inc., 1.70%, 07/15/25 (Call 06/15/25)	420	390,750
Element Solutions Inc., 3.88%, 09/01/28 (Call 12/01/23)(b)	275	234,033
Equate Petrochemical BV, 4.25%, 11/03/26(d)	400	376,534
FMC Corp.
3.20%, 10/01/26 (Call 08/01/26)	25	22,760
5.15%, 05/18/26 (Call 04/18/26)	180	173,723
Formosa Group Cayman Ltd., 3.38%, 04/22/25(d)	400	385,381

Security	Par (000)	Value

Chemicals (continued)
GPD Companies Inc., 10.13%, 04/01/26 (Call 12/01/23)(b)	$180	$162,880
HB Fuller Co., 4.00%, 02/15/27 (Call 11/15/26)	90	81,724
Herens Holdco Sarl, 4.75%, 05/15/28 (Call 05/15/24)(b)	120	93,011
Illuminate Buyer LLC/Illuminate Holdings IV Inc.,
9.00%, 07/01/28 (Call 12/01/23)(b)	150	140,176
INEOS Finance PLC, 6.75%, 05/15/28 (Call 02/15/25)(b)	150	140,016
INEOS Quattro Finance 2 PLC, 3.38%, 01/15/26 (Call 12/01/23)(b)	180	171,765
Innophos Holdings Inc., 9.38%, 02/15/28 (Call 12/01/23)(b)	20	18,853
International Flavors & Fragrances Inc.
1.23%, 10/01/25 (Call 09/01/25)(b)	468	422,239
1.83%, 10/15/27 (Call 08/15/27)(b)	510	422,808
4.45%, 09/26/28 (Call 06/26/28)	5	4,574
Iris Holdings Inc., 8.75%, 02/15/26 (Call 12/01/23), (9.50% PIK)(b)(f)	65	57,900
Kobe U.S. Midco 2 Inc., 9.25%, 11/01/26 (Call 12/01/23), (10.00% PIK)(b)(f)	75	54,415
LG Chem Ltd., 1.38%, 07/07/26(d)	200	178,014
Linde Inc., 4.80%, 12/05/24	100	99,374
Linde Inc./CT
2.65%, 02/05/25 (Call 11/05/24)	80	77,140
3.20%, 01/30/26 (Call 10/30/25)	260	247,837
4.70%, 12/05/25 (Call 11/05/25)	305	301,445
LYB Finance Co. BV, 8.10%, 03/15/27(b)	116	121,938
LYB International Finance II BV, 3.50%, 03/02/27 (Call 12/02/26)	290	267,990
LYB International Finance III LLC, 1.25%, 10/01/25 (Call 09/01/25)	350	319,412
Mativ Holdings Inc., 6.88%, 10/01/26 (Call 12/01/23)(b)	125	112,503
MEGlobal Canada ULC, 5.00%, 05/18/25(d)	600	584,203
Methanex Corp.
4.25%, 12/01/24 (Call 09/01/24)	110	107,672
5.13%, 10/15/27 (Call 04/15/27)	270	246,557
Minerals Technologies Inc., 5.00%, 07/01/28 (Call 11/13/23)(b)	125	109,916
Mosaic Co. (The), 4.05%, 11/15/27 (Call 08/15/27)	15	14,001
Nutrien Ltd.
3.00%, 04/01/25 (Call 01/01/25)	96	91,912
4.00%, 12/15/26 (Call 09/15/26)	30	28,400
4.90%, 03/27/28 (Call 02/27/28)	125	119,780
5.90%, 11/07/24	150	149,693
5.95%, 11/07/25	395	395,001
OCI NV, 4.63%, 10/15/25 (Call 12/01/23)(b)	164	156,051
OCP SA, 4.50%, 10/22/25(d)	200	191,188
Olin Corp., 5.13%, 09/15/27 (Call 12/01/23)	190	175,367
Olympus Water U.S. Holding Corp., 4.25%, 10/01/28 (Call 10/01/24)(b)	250	199,474
Orbia Advance Corp. SAB de CV
1.88%, 05/11/26 (Call 04/11/26)(d)	200	178,429
4.00%, 10/04/27 (Call 07/04/27)(d)	200	181,409
Polar U.S. Borrower LLC/Schenectady International Group Inc., 6.75%, 05/15/26 (Call 12/01/23)(b)(c)	100	44,789
PPG Industries Inc., 1.20%, 03/15/26 (Call 02/15/26)	475	426,208
Rayonier AM Products Inc., 7.63%, 01/15/26 (Call 01/15/24)(b)	152	129,091

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
RPM International Inc., 3.75%, 03/15/27 (Call 12/15/26)	$70	$65,070
SABIC Capital II BV, 4.50%, 10/10/28(d)	200	188,844
Sasol Financing USA LLC
4.38%, 09/18/26 (Call 08/18/26)	200	175,897
6.50%, 09/27/28 (Call 06/27/28)	200	176,134
SCIH Salt Holdings Inc., 4.88%, 05/01/28 (Call 05/01/24)(b)	360	313,230
SCIL USA Holdings LLC, Class-H, 5.38%, 11/01/26 (Call 12/01/23)(b)	275	243,404
Sherwin-Williams Co. (The)
3.45%, 08/01/25 (Call 05/01/25)	165	158,218
3.45%, 06/01/27 (Call 03/01/27)	655	605,918
3.95%, 01/15/26 (Call 10/15/25)	50	48,080
4.25%, 08/08/25	150	145,727
SPCM SA, 3.13%, 03/15/27 (Call 03/15/24)(b)	150	132,506
Syngenta Finance NV
4.89%, 04/24/25 (Call 02/24/25)(b)	270	263,563
5.18%, 04/24/28 (Call 01/24/28)(b)	5	4,734
TPC Group Inc., 13.00%, 12/16/27 (Call 12/16/23)(b)	20	20,038
Unigel Luxembourg SA, 8.75%, 10/01/26 (Call 11/30/23)(d)	200	68,941
UPL Corp. Ltd., 4.50%, 03/08/28(d)	200	164,444
Westlake Corp., 3.60%, 08/15/26 (Call 05/15/26)	420	393,535
WR Grace Holdings LLC, 4.88%, 06/15/27 (Call 12/01/23)(b)	250	224,888
Yara International ASA, 4.75%, 06/01/28 (Call 03/01/28)(b)	30	27,870

		19,916,850

Coal — 0.0%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp., 7.50%, 05/01/25 (Call 12/01/23)(b)	125	124,922
Coronado Finance Pty Ltd., 10.75%, 05/15/26 (Call 12/01/23)(b)	90	93,558
Indika Energy Capital IV Pte Ltd., 8.25%, 10/22/25 (Call 11/30/23)(d)	250	248,033
Yankuang Group Cayman Ltd., 2.90%, 11/30/24(d)	200	191,241

		657,754

Commercial Services — 0.6%
Adani Ports & Special Economic Zone Ltd.
4.00%, 07/30/27 (Call 06/30/27)(d)	200	164,192
4.20%, 08/04/27 (Call 02/04/27)(d)	200	164,936
Adtalem Global Education Inc., 5.50%, 03/01/28 (Call 03/01/24)(b)	135	123,691
Albion Financing 1 Sarl/Aggreko Holdings Inc.,
6.13%, 10/15/26 (Call 12/01/23)(b)	200	185,026
Albion Financing 2 Sarl, 8.75%, 04/15/27 (Call 12/01/23)(b)	165	150,999
Allied Universal Holdco LLC/Allied Universal Finance Corp.
6.63%, 07/15/26 (Call 12/01/23)(b)	660	617,876
9.75%, 07/15/27 (Call 12/01/23)(b)	355	309,169
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.63%, 06/01/28 (Call 06/01/24)(b)	625	515,463
Alta Equipment Group Inc., 5.63%, 04/15/26 (Call 12/01/23)(b)	130	116,560

Security	Par (000)	Value

Commercial Services (continued)
AMN Healthcare Inc., 4.63%, 10/01/27 (Call 12/01/23)(b)	$175	$156,951
Aptim Corp., 7.75%, 06/15/25 (Call 11/16/23)(b)	195	179,382
APX Group Inc., 6.75%, 02/15/27 (Call 12/01/23)(b)	235	227,002
Ashtead Capital Inc.
1.50%, 08/12/26 (Call 07/12/26)(b)	255	223,873
4.38%, 08/15/27 (Call 11/16/23)(b)	615	569,357
Automatic Data Processing Inc., 3.38%, 09/15/25 (Call 06/15/25)	397	382,852
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
4.75%, 04/01/28 (Call 04/01/24)(b)(c)	180	155,141
5.75%, 07/15/27 (Call 11/13/23)(b)(c)	160	146,871
5.75%, 07/15/27 (Call 12/01/23)(b)	135	123,376
Bidvest Group UK PLC (The), 3.63%, 09/23/26 (Call 11/10/23)(d)	200	178,123
Block Inc., 2.75%, 06/01/26 (Call 05/01/26)	355	319,664
Brink’s Co. (The)
4.63%, 10/15/27 (Call 12/01/23)(b)	225	203,872
5.50%, 07/15/25 (Call 12/01/23)(b)	155	151,117
China Merchants Finance Co. Ltd., 4.75%, 08/03/25(d)	200	196,073
Cimpress PLC, 7.00%, 06/15/26 (Call 11/16/23)	185	171,130
Cintas Corp. No. 2
3.45%, 05/01/25 (Call 04/01/25)	150	145,179
3.70%, 04/01/27 (Call 01/01/27)	220	207,226
CK Hutchison International 23 Ltd., 4.75%, 04/21/28 (Call 03/21/28)(b)	1,000	960,207
CMHI Finance BVI Co. Ltd., 4.00%, 06/01/27 (Call 05/01/27)(d)	200	189,117
CoreCivic Inc.
4.75%, 10/15/27 (Call 07/15/27)	90	78,171
8.25%, 04/15/26 (Call 04/15/24)	245	249,068
CoreLogic Inc., 4.50%, 05/01/28 (Call 05/01/24)(b)(c)	235	186,256
CPI CG Inc., 8.63%, 03/15/26 (Call 12/01/23)(b)	99	94,755
DP World Salaam, 6.00%, (Call 10/01/25), (5-year CMT + 5.750%)(a)(d)(e)	600	585,772
Element Fleet Management Corp.
3.85%, 06/15/25 (Call 05/15/25)(b)	71	67,946
6.27%, 06/26/26 (Call 05/26/26)(b)	175	174,009
Equifax Inc.
2.60%, 12/01/24 (Call 11/01/24)	417	401,735
2.60%, 12/15/25 (Call 11/15/25)	162	151,275
5.10%, 12/15/27 (Call 11/15/27)	410	395,029
5.10%, 06/01/28 (Call 05/01/28)	180	171,711
ERAC USA Finance LLC
3.30%, 12/01/26 (Call 09/01/26)(b)	225	208,016
3.80%, 11/01/25 (Call 08/01/25)(b)	330	316,972
3.85%, 11/15/24 (Call 08/15/24)(b)	525	513,699
4.60%, 05/01/28 (Call 04/01/28)(b)	240	228,462
Garda World Security Corp.
4.63%, 02/15/27 (Call 12/01/23)(b)	200	178,493
7.75%, 02/15/28 (Call 02/15/25)(b)	140	134,599
9.50%, 11/01/27 (Call 12/01/23)(b)	200	181,702
Gartner Inc., 4.50%, 07/01/28 (Call 12/01/23)(b)	265	238,535
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.13%, 07/31/26 (Call 11/30/23)(d)	400	385,066
Global Payments Inc.
1.20%, 03/01/26 (Call 02/01/26)	420	374,304
1.50%, 11/15/24 (Call 10/15/24)	19	18,057

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
2.15%, 01/15/27 (Call 12/15/26)	$290	$254,845
2.65%, 02/15/25 (Call 01/15/25)	600	572,043
4.80%, 04/01/26 (Call 01/01/26)	300	289,631
4.95%, 08/15/27 (Call 07/15/27)	234	222,160
Graham Holdings Co., 5.75%, 06/01/26 (Call 11/13/23)(b)	130	125,203
Herc Holdings Inc., 5.50%, 07/15/27 (Call 12/01/23)(b)	425	399,880
Hertz Corp. (The), 4.63%, 12/01/26 (Call 12/01/23)(b)	200	168,809
HPHT Finance 21 II Ltd., 1.50%, 09/17/26 (Call 08/17/26)(d)	200	177,266
HPHT Finance 21 Ltd., 2.00%, 03/19/26 (Call 02/19/26)(d)	400	365,991
Korn Ferry, 4.63%, 12/15/27 (Call 12/01/23)(b)	150	136,909
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer Inc., 5.00%, 02/01/26 (Call 12/01/23)(b)	140	133,957
Matthews International Corp., 5.25%, 12/01/25 (Call 12/01/23)(b)	106	101,389
Mersin Uluslararasi Liman Isletmeciligi AS, 5.38%, 11/15/24 (Call 11/30/23)(d)	200	194,788
Moody’s Corp.
3.25%, 01/15/28 (Call 10/15/27)	160	145,412
3.75%, 03/24/25 (Call 02/24/25)	156	151,502
MPH Acquisition Holdings LLC, 5.50%, 09/01/28 (Call 09/01/24)(b)	350	292,355
PayPal Holdings Inc.
1.65%, 06/01/25 (Call 05/01/25)	538	504,873
2.65%, 10/01/26 (Call 08/01/26)	30	27,634
3.90%, 06/01/27 (Call 05/01/27)(c)	295	280,051
Pelabuhan Indonesia Persero PT, 4.25%, 05/05/25(d)	400	387,408
Picasso Finance Sub Inc., 6.13%, 06/15/25 (Call 11/16/23)(b)	224	220,644
Prime Security Services Borrower LLC/Prime Finance Inc.
3.38%, 08/31/27 (Call 08/31/26)(b)	355	313,917
5.75%, 04/15/26(b)	480	465,863
6.25%, 01/15/28 (Call 12/01/23)(b)(c)	420	389,856
PSA Treasury Pte Ltd., 2.50%, 04/12/26 (Call 10/12/25)(d)	200	186,344
Quanta Services Inc., 0.95%, 10/01/24 (Call 12/01/23)	71	67,651
S&P Global Inc.
2.45%, 03/01/27 (Call 02/01/27)	514	465,028
2.95%, 01/22/27 (Call 10/22/26)	14	12,905
Sabre GLBL Inc., 11.25%, 12/15/27 (Call 06/15/25)(b)	180	160,181
Sabre Global Inc., 8.63%, 06/01/27 (Call 03/01/25)(b)	285	237,038
Service Corp. International/U.S.
4.63%, 12/15/27 (Call 12/01/23)(c)	185	171,440
7.50%, 04/01/27	55	55,547
Shift4 Payments LLC/Shift4 Payments Finance Sub Inc., 4.63%, 11/01/26 (Call 12/01/23)(b)	155	143,147
Sodexo Inc., 1.63%, 04/16/26 (Call 03/16/26)(b)	350	315,545
Sotheby’s, 7.38%, 10/15/27 (Call 11/13/23)(b)	250	223,295
StoneCo Ltd., 3.95%, 06/16/28 (Call 05/16/28)(d)	200	156,739
Triton Container International Ltd., 2.05%, 04/15/26 (Call 03/15/26)(b)	242	215,246

Security	Par (000)	Value

Commercial Services (continued)
UL Solutions Inc., 6.50%, 10/20/28 (Call 09/20/28)(b)	$100	$99,096
United Rentals North America Inc.
3.88%, 11/15/27 (Call 11/13/23)(c)	245	225,362
4.88%, 01/15/28 (Call 11/13/23)	590	548,151
5.50%, 05/15/27 (Call 12/01/23)	205	197,861
Verisk Analytics Inc., 4.00%, 06/15/25 (Call 03/15/25)	245	237,271
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 12/01/23)(b)	390	387,314
WASH Multifamily Acquisition Inc., 5.75%, 04/15/26 (Call 12/01/23)(b)	310	286,807
Williams Scotsman International Inc., 4.63%, 08/15/28 (Call 12/01/23)(b)	150	133,332
Yale University, Series 2020, 0.87%, 04/15/25 (Call 03/15/25)	676	632,592
Zhejiang Seaport International Co. Ltd., 1.98%, 03/17/26(d)	400	366,227

		24,414,562

Computers — 0.6%
Ahead DB Holdings LLC, 6.63%, 05/01/28 (Call 05/01/24)(b)	130	107,292
Apple Inc.
0.55%, 08/20/25 (Call 07/20/25)	1,119	1,030,044
0.70%, 02/08/26 (Call 01/08/26)	1,197	1,081,012
1.13%, 05/11/25 (Call 04/11/25)	423	396,916
1.20%, 02/08/28 (Call 12/08/27)	965	818,741
1.40%, 08/05/28 (Call 06/05/28)	700	589,431
2.05%, 09/11/26 (Call 07/11/26)	580	531,544
2.45%, 08/04/26 (Call 05/04/26)	995	924,143
2.50%, 02/09/25	486	469,191
2.75%, 01/13/25 (Call 11/13/24)	826	800,934
2.90%, 09/12/27 (Call 06/12/27)	275	252,965
3.00%, 06/20/27 (Call 03/20/27)	285	264,396
3.00%, 11/13/27 (Call 08/13/27)	340	312,663
3.20%, 05/13/25	714	691,696
3.20%, 05/11/27 (Call 02/11/27)	315	294,334
3.25%, 02/23/26 (Call 11/23/25)	417	399,071
3.35%, 02/09/27 (Call 11/09/26)	1,115	1,051,278
4.00%, 05/10/28 (Call 04/10/28)	760	723,836
4.42%, 05/08/26 (Call 05/08/25)	12	11,774
ASGN Inc., 4.63%, 05/15/28 (Call 12/01/23)(b)	200	177,605
Booz Allen Hamilton Inc., 3.88%, 09/01/28 (Call 12/01/23)(b)	5	4,466
CA Magnum Holdings, 5.38%, 10/31/26 (Call 11/10/23)(d)	400	350,165
CGI Inc., 1.45%, 09/14/26 (Call 08/14/26)	20	17,610
Dell International LLC/EMC Corp.
4.90%, 10/01/26 (Call 08/01/26)	750	729,723
5.25%, 02/01/28 (Call 01/01/28)	567	553,954
5.85%, 07/15/25 (Call 06/15/25)	527	525,985
6.02%, 06/15/26 (Call 03/15/26)	856	856,626
6.10%, 07/15/27 (Call 05/15/27)	55	55,121
DXC Technology Co.
1.80%, 09/15/26 (Call 08/15/26)	295	258,297
2.38%, 09/15/28 (Call 07/15/28)	150	121,098
Fortinet Inc., 1.00%, 03/15/26 (Call 02/15/26)	340	303,133
Genpact Luxembourg Sarl, 3.38%, 12/01/24 (Call 11/01/24)	220	212,176
Hewlett Packard Enterprise Co. 1.75%, 04/01/26 (Call 03/01/26)	102	92,540

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
4.90%, 10/15/25 (Call 07/15/25)	$1,142	$1,119,035
5.25%, 07/01/28 (Call 06/01/28)	210	202,607
HP Inc.
1.45%, 06/17/26 (Call 05/17/26)	10	8,942
2.20%, 06/17/25 (Call 05/17/25)	608	573,905
3.00%, 06/17/27 (Call 04/17/27)	45	40,553
4.75%, 01/15/28 (Call 12/15/27)	440	419,090
International Business Machines Corp.
1.70%, 05/15/27 (Call 03/15/27)	40	34,904
2.20%, 02/09/27 (Call 01/09/27)	503	450,879
3.30%, 05/15/26	1,095	1,035,765
3.30%, 01/27/27	120	111,630
3.45%, 02/19/26	715	681,308
4.15%, 07/27/27 (Call 06/27/27)	605	573,442
4.50%, 02/06/26	240	234,184
4.50%, 02/06/28 (Call 01/06/28)	400	382,379
6.22%, 08/01/27	5	5,129
7.00%, 10/30/25	222	228,373
Kyndryl Holdings Inc., 2.05%, 10/15/26
(Call 09/15/26)	265	230,877
Leidos Inc., 3.63%, 05/15/25 (Call 04/15/25)	296	284,350
Lenovo Group Ltd., 5.88%, 04/24/25(d)	600	597,831
NCR Corp., 5.00%, 10/01/28 (Call 12/01/23)(b)	210	181,412
NetApp Inc.
1.88%, 06/22/25 (Call 05/22/25)	369	345,110
2.38%, 06/22/27 (Call 04/22/27)	58	51,517
Presidio Holdings Inc.
4.88%, 02/01/27 (Call 12/01/23)(b)	175	159,944
8.25%, 02/01/28 (Call 12/01/23)(b)	200	189,540
Science Applications International Corp., 4.88%, 04/01/28 (Call 12/01/23)(b)	150	134,611
Seagate HDD Cayman
4.75%, 01/01/25	168	164,463
4.88%, 06/01/27 (Call 03/01/27)	200	187,876
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25 (Call 11/13/23)(b)	105	102,582
Unisys Corp., 6.88%, 11/01/27 (Call 12/01/23)(b)	160	118,142
Vericast Corp.
11.00%, 09/15/26 (Call 12/01/23)(b)	436	460,992
12.50%, 12/15/27 (Call 11/13/23)(b)	20	22,277
Western Digital Corp., 4.75%, 02/15/26
(Call 11/15/25)	802	752,013
Wipro IT Services LLC, 1.50%, 06/23/26
(Call 05/23/26)(d)	400	358,030

		25,453,452

Cosmetics & Personal Care — 0.2%
Colgate-Palmolive Co.
3.10%, 08/15/25	180	173,531
3.10%, 08/15/27 (Call 07/15/27)	145	134,643
4.60%, 03/01/28 (Call 02/01/28)	80	78,275
4.80%, 03/02/26	90	89,408
Conopco Inc., Series E, 7.25%, 12/15/26	55	57,768
Coty Inc.
5.00%, 04/15/26 (Call 12/01/23)(b)	320	306,523
6.50%, 04/15/26 (Call 12/01/23)(b)	155	152,876
Edgewell Personal Care Co., 5.50%, 06/01/28
(Call 12/01/23)(b)	275	251,017
Estee Lauder Companies Inc. (The)
2.00%, 12/01/24 (Call 11/01/24)	466	448,663
4.38%, 05/15/28 (Call 04/15/28)	85	81,150

Security	Par (000)	Value

Cosmetics & Personal Care (continued)
GSK Consumer Healthcare Capital U.S. LLC,
3.38%, 03/24/27 (Call 02/24/27)	$765	$705,559
GSK Consumer Healthcare Capital UK PLC, 3.13%, 03/24/25	645	620,021
Kenvue Inc.
5.05%, 03/22/28 (Call 02/22/28)	515	504,706
5.35%, 03/22/26 (Call 02/22/26)	340	338,637
5.50%, 03/22/25	445	444,356
Oriflame Investment Holding PLC, 5.13%, 05/04/26 (Call 12/01/23)(b)	230	72,405
Procter & Gamble Co. (The)
0.55%, 10/29/25	529	482,417
1.00%, 04/23/26	222	200,606
1.90%, 02/01/27	250	225,549
2.45%, 11/03/26	75	69,428
2.70%, 02/02/26	235	222,460
2.80%, 03/25/27	225	207,791
2.85%, 08/11/27	85	78,124
3.95%, 01/26/28	565	540,520
4.10%, 01/26/26	435	425,305
Unilever Capital Corp.
2.00%, 07/28/26	250	228,857
2.90%, 05/05/27 (Call 02/05/27)	205	188,402
3.10%, 07/30/25	450	432,866
3.38%, 03/22/25 (Call 01/22/25)	112	108,769
4.88%, 09/08/28 (Call 08/08/28)(c)	200	195,273

		8,065,905

Distribution & Wholesale — 0.1%
American Builders & Contractors Supply Co. Inc.,
4.00%, 01/15/28 (Call 12/01/23)(b)	245	220,071
BCPE Empire Holdings Inc., 7.63%, 05/01/27
(Call 12/01/23)(b)	220	201,615
G-III Apparel Group Ltd., 7.88%, 08/15/25
(Call 12/01/23)(b)	160	159,083
LKQ Corp., 5.75%, 06/15/28 (Call 05/15/28)	185	179,376
Marubeni Corp., 1.32%, 09/18/25 (Call 08/18/25)(d)	500	457,940
Mitsubishi Corp.
1.13%, 07/15/26 (Call 06/15/26)(b)	410	362,843
5.00%, 07/05/28 (Call 06/05/28)(b)	400	389,126
OPENLANE Inc., 5.13%, 06/01/25
(Call 12/01/23)(b)(c)	76	73,423
Ritchie Bros Holdings Inc., 6.75%, 03/15/28
(Call 03/15/25)(b)	205	202,020
Sumitomo Corp., 1.55%, 07/06/26 (Call 06/06/26)(d)	400	358,084
Wesco Aircraft Holdings Inc.
8.50%, 11/15/24 (Call 12/01/23)(b)	320	11,468
9.00%, 11/15/26 (Call 12/01/23)(b)	463	41,150
WW Grainger Inc., 1.85%, 02/15/25 (Call 01/15/25)	440	418,752

		3,074,951

Diversified Financial Services — 2.0%
Advisor Group Holdings Inc., 10.75%, 08/01/27
(Call 12/01/23)(b)(c)	120	119,356
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.75%, 01/30/26 (Call 12/30/25)	485	436,119
2.45%, 10/29/26 (Call 09/29/26)	1,260	1,120,708
3.65%, 07/21/27 (Call 04/21/27)	790	709,896
3.88%, 01/23/28 (Call 10/23/27)	300	269,826
4.45%, 10/01/25 (Call 08/01/25)	195	187,016
4.63%, 10/15/27 (Call 08/15/27)	100	92,767

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
5.75%, 06/06/28 (Call 05/06/28)	$235	$225,718
6.10%, 01/15/27 (Call 12/15/26)	150	147,657
6.50%, 07/15/25 (Call 06/15/25)	635	633,723
Affiliated Managers Group Inc., 3.50%, 08/01/25	284	269,875
AG Issuer LLC, 6.25%, 03/01/28 (Call 12/01/23)(b)	200	184,846
AG TTMT Escrow Issuer LLC, 8.63%, 09/30/27
(Call 09/30/24)(b)	175	175,755
Air Lease Corp.
1.88%, 08/15/26 (Call 07/15/26)	447	395,530
2.10%, 09/01/28 (Call 07/01/28)	300	245,957
2.20%, 01/15/27 (Call 12/15/26)	432	378,586
2.30%, 02/01/25 (Call 01/01/25)	325	308,509
2.88%, 01/15/26 (Call 12/15/25)	559	518,681
3.25%, 03/01/25 (Call 01/01/25)	332	317,984
3.38%, 07/01/25 (Call 06/01/25)	382	362,544
3.63%, 04/01/27 (Call 01/01/27)	20	18,232
3.75%, 06/01/26 (Call 04/01/26)	255	239,402
5.30%, 02/01/28 (Call 01/01/28)	410	392,610
5.85%, 12/15/27 (Call 11/15/27)	405	395,192
Aircastle Ltd.
2.85%, 01/26/28 (Call 11/26/27)(b)	340	283,581
4.25%, 06/15/26 (Call 04/15/26)	130	121,760
5.25%, 08/11/25 (Call 07/11/25)(b)	435	423,267
6.50%, 07/18/28 (Call 06/18/28)(b)	110	105,554
Ally Financial Inc.
4.63%, 03/30/25	138	133,043
4.75%, 06/09/27 (Call 05/09/27)	180	162,972
5.75%, 11/20/25 (Call 10/21/25)(c)	375	358,382
5.80%, 05/01/25 (Call 04/01/25)(c)	269	263,298
6.99%, 06/13/29 (Call 06/13/28), (1-day SOFR + 3.260%)(a)	620	592,364
7.10%, 11/15/27 (Call 10/15/27)(c)	360	353,485
American Express Co.
1.65%, 11/04/26 (Call 10/04/26)	518	456,157
2.25%, 03/04/25 (Call 02/01/25)	607	577,401
2.55%, 03/04/27 (Call 02/01/27)	695	622,040
3.13%, 05/20/26 (Call 04/20/26)	380	356,513
3.30%, 05/03/27 (Call 04/03/27)	585	534,980
3.63%, 12/05/24 (Call 11/04/24)	151	147,180
3.95%, 08/01/25 (Call 07/01/25)	820	792,262
4.20%, 11/06/25 (Call 10/06/25)	339	328,186
4.90%, 02/13/26 (Call 01/13/26)	455	445,784
4.99%, 05/01/26 (Call 05/01/25), (1-day SOFR + 1.000%)(a)	770	755,208
5.28%, 07/27/29 (Call 07/27/28), (1-day SOFR + 1.280%)(a)	475	455,867
5.39%, 07/28/27 (Call 07/28/26), (1-day SOFR + 0.970%)(a)	435	426,114
5.85%, 11/05/27 (Call 10/05/27)	235	235,199
6.34%, 10/30/26 (Call 10/30/25), (1-day SOFR + 1.330%)(a)	225	225,597
American Express Credit Corp., 3.30%, 05/03/27
(Call 04/03/27)	145	132,731
Ameriprise Financial Inc., 3.00%, 04/02/25
(Call 03/02/25)	154	147,933
Andrew W Mellon Foundation (The), Series 2020,
0.95%, 08/01/27 (Call 06/01/27)	20	16,989
Antares Holdings LP
2.75%, 01/15/27 (Call 12/15/26)(b)	250	210,215
3.95%, 07/15/26 (Call 06/15/26)(b)	250	224,641
7.95%, 08/11/28 (Call 07/11/28)(b)	250	244,609

Security	Par (000)	Value

Diversified Financial Services (continued)
Apollo Management Holdings LP, 4.95%, 01/14/50
(Call 12/17/24), (5-year CMT + 3.266%)(a)(b)	$222	$197,812
Arab National Bank, 3.33%, 10/28/30
(Call 10/28/25), (5-year CMT + 2.974%)(a)(d)	400	374,312
Ares Finance Co. III LLC, 4.13%, 06/30/51
(Call 06/30/26), (5-year CMT + 3.237%)(a)(b)	259	194,781
ASG Finance Designated Activity Co., 7.88%, 12/03/24 (Call 12/01/23)(b)(c)	200	193,901
Aviation Capital Group LLC
1.95%, 01/30/26 (Call 12/30/25)(b)	297	266,991
1.95%, 09/20/26 (Call 08/20/26)(b)	347	301,612
4.13%, 08/01/25 (Call 06/01/25)(b)	325	309,460
4.88%, 10/01/25 (Call 07/01/25)(b)	105	100,983
6.25%, 04/15/28 (Call 03/15/28)(b)	455	439,759
6.75%, 10/25/28 (Call 09/25/28)(b)	175	172,589
Avolon Holdings Funding Ltd.
2.13%, 02/21/26 (Call 01/21/26)(b)	305	271,863
2.53%, 11/18/27 (Call 10/18/27)(b)	924	770,539
2.75%, 02/21/28 (Call 12/21/27)(b)	115	96,020
2.88%, 02/15/25 (Call 01/15/25)(b)	450	425,483
3.25%, 02/15/27 (Call 12/15/26)(b)	302	266,721
4.25%, 04/15/26 (Call 03/15/26)(b)	372	347,006
4.38%, 05/01/26 (Call 03/01/26)(b)	265	247,204
5.50%, 01/15/26 (Call 12/15/25)(b)	252	242,680
6.38%, 05/04/28 (Call 04/04/28)(b)	65	62,788
Banco BTG Pactual SA/Cayman Islands
2.75%, 01/11/26 (Call 12/11/25)(d)	200	183,968
4.50%, 01/10/25 (Call 12/10/24)(c)(d)	400	389,085
BGC Group Inc., 3.75%, 10/01/24 (Call 09/01/24)	185	177,964
Blackstone Holdings Finance Co. LLC
1.63%, 08/05/28 (Call 06/05/28)(b)	20	16,277
3.15%, 10/02/27 (Call 07/02/27)(b)	107	96,297
5.90%, 11/03/27 (Call 10/03/27)(b)	15	14,834
Blue Bright Ltd., 2.38%, 02/09/26(d)	400	369,409
Blue Owl Credit Income Corp., 7.95%, 06/13/28
(Call 05/13/28)(b)	105	102,685
BOC Aviation Ltd.
1.75%, 01/21/26 (Call 12/21/25)(d)	600	548,538
2.63%, 01/17/25 (Call 12/17/24)(d)	200	191,793
3.25%, 04/29/25 (Call 03/29/25)(b)	400	383,670
3.50%, 09/18/27 (Call 06/18/27)(d)	200	183,207
BOCOM International Blossom Ltd., 1.75%, 06/28/26(d)	200	179,229
Brightsphere Investment Group Inc., 4.80%, 07/27/26	100	90,892
Brookfield Finance Inc., 3.90%, 01/25/28 (Call 10/25/27)	400	364,595
Burford Capital Global Finance LLC, 6.25%, 04/15/28 (Call 04/15/24)(b)	150	136,766
Cantor Fitzgerald LP, 4.50%, 04/14/27
(Call 01/14/27)(b)	197	182,780
Capital One Financial Corp.
1.88%, 11/02/27 (Call 11/02/26), (1-day SOFR + 0.855%)(a)	752	645,069
2.64%, 03/03/26 (Call 03/03/25), (1-day SOFR + 1.290%)(a)	463	434,201
3.20%, 02/05/25 (Call 01/05/25)	317	302,996
3.65%, 05/11/27 (Call 04/11/27)	255	229,957
3.75%, 07/28/26 (Call 06/28/26)	460	421,860
3.75%, 03/09/27 (Call 02/09/27)	50	45,171
3.80%, 01/31/28 (Call 12/31/27)	615	542,128

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
4.20%, 10/29/25 (Call 09/29/25)	$460	$436,419
4.25%, 04/30/25 (Call 03/31/25)	290	279,984
4.93%, 05/10/28 (Call 05/10/27), (1-day SOFR + 2.057%)(a)	742	686,327
4.99%, 07/24/26 (Call 07/24/25), (1-day SOFR + 2.160%)(a)	543	523,489
5.47%, 02/01/29 (Call 02/01/28), (1-day SOFR + 2.080%)(a)	355	330,076
6.31%, 06/08/29 (Call 06/08/28), (1-day SOFR + 2.640%)(a)	175	167,467
7.15%, 10/29/27 (Call 10/29/26), (1-day SOFR + 2.440%)(a)	150	150,027
Castlelake Aviation Finance DAC, 5.00%, 04/15/27
(Call 04/15/24)(b)	140	123,526
Cboe Global Markets Inc., 3.65%, 01/12/27
(Call 10/12/26)	5	4,710
CCBL Cayman 1 Corp. Ltd.
1.60%, 09/15/26 (Call 08/15/26)(d)	200	177,943
1.80%, 07/22/26(d)	200	179,999
1.99%, 07/21/25(d)	200	187,349
CDBL Funding 1, 4.25%, 12/02/24(d)	400	391,896
CDBL Funding 2, 2.00%, 03/04/26(d)	600	551,200
Charles Schwab Corp. (The)
0.90%, 03/11/26 (Call 02/11/26)	608	536,083
1.15%, 05/13/26 (Call 04/13/26)	499	438,297
2.00%, 03/20/28 (Call 01/20/28)	25	20,870
2.45%, 03/03/27 (Call 02/03/27)	465	409,922
3.00%, 03/10/25 (Call 12/10/24)	228	218,518
3.20%, 03/02/27 (Call 12/02/26)	440	398,014
3.20%, 01/25/28 (Call 10/25/27)	20	17,680
3.30%, 04/01/27 (Call 01/01/27)	225	204,274
3.45%, 02/13/26 (Call 11/13/25)	320	301,070
3.63%, 04/01/25 (Call 01/01/25)	60	57,848
3.85%, 05/21/25 (Call 03/21/25)	259	250,401
4.20%, 03/24/25 (Call 02/24/25)	285	277,220
5.64%, 05/19/29 (Call 05/19/28), (1-day SOFR + 2.210%)(a)	725	698,202
5.88%, 08/24/26 (Call 07/24/26)	100	99,204
China Cinda 2020 I Management Ltd.
1.88%, 01/20/26 (Call 10/20/25)(d)	400	361,150
2.50%, 03/18/25 (Call 02/18/25)(d)	200	189,456
3.00%, 03/18/27 (Call 12/18/26)(d)	200	178,647
China Cinda 2020 I Mngmn Co., 3.25%, 01/28/27
(Call 10/28/26)(d)	400	362,126
China Cinda Finance 2015 I Ltd., 4.25%,
04/23/25(d)	800	774,384
China Cinda Finance 2017 I Ltd., 4.40%,
03/09/27(d)	400	374,666
China Development Bank Financial Leasing Co. Ltd., 2.88%, 09/28/30 (Call 09/28/25),
(5-year CMT + 2.750%)(a)(d)	400	370,675
China Great Wall International Holdings VI Ltd.,
4.25%, 04/28/25 (Call 03/28/25)(d)	600	566,732
CICC Hong Kong Finance 2016 MTN Ltd.
2.00%, 01/26/26(d)	400	369,087
5.44%, 07/18/26(d)	200	198,492
5.49%, 03/01/26(d)	600	596,601
Citadel LP, 4.88%, 01/15/27 (Call 11/15/26)(b)	60	56,728
CITIC Securities Finance MTN Co. Ltd., 2.00%, 06/03/25(d)	200	187,894

Security	Par (000)	Value

Diversified Financial Services (continued)
Clifford Capital Pte Ltd., 1.12%, 03/23/26
(Call 02/23/26)(d)	$200	$181,133
CMB International Leasing Management Ltd.
1.88%, 08/12/25(d)	400	372,198
2.00%, 02/04/26(d)	200	183,039
CME Group Inc., 3.00%, 03/15/25 (Call 12/15/24)	443	428,693
Coinbase Global Inc., 3.38%, 10/01/28
(Call 10/01/24)(b)	84	61,757
Credit Acceptance Corp.
5.13%, 12/31/24 (Call 11/13/23)(b)	175	169,328
6.63%, 03/15/26 (Call 11/13/23)(c)	170	161,808
CSI MTN Ltd., 3.38%, 04/21/25 (Call 03/21/25)(d)	200	192,059
Curo Group Holdings Corp., 7.50%, 08/01/28
(Call 08/01/24)(b)	225	88,591
DAE Sukuk Difc Ltd., 3.75%, 02/15/26(d)	200	186,786
Discover Financial Services
3.75%, 03/04/25 (Call 12/04/24)	460	441,248
3.95%, 11/06/24 (Call 08/06/24)	326	317,046
4.10%, 02/09/27 (Call 11/09/26)	115	103,181
4.50%, 01/30/26 (Call 11/30/25)	192	181,489
Eaton Vance Corp., 3.50%, 04/06/27
(Call 01/06/27)	300	277,255
Enact Holdings Inc., 6.50%, 08/15/25
(Call 02/15/25)(b)	325	319,278
Enova International Inc., 8.50%, 09/15/25
(Call 12/01/23)(b)	150	141,826
Far East Horizon Ltd., 3.38%, 02/18/25(d)	200	183,748
Finance of America Funding LLC, 7.88%, 11/15/25
(Call 12/01/23)(b)	115	93,398
Franklin Resources Inc., 2.85%, 03/30/25	86	82,213
GFH Sukuk Ltd., 7.50%, 01/28/25(d)	200	197,310
GGAM Finance Ltd.
8.00%, 06/15/28 (Call 12/15/27)(b)	175	172,780
7.75%, 05/15/26 (Call 11/15/25)(b)	165	163,763
goeasy Ltd.
4.38%, 05/01/26 (Call 11/14/23)(b)	130	117,658
5.38%, 12/01/24 (Call 12/01/23)(b)	175	171,759
GPS Hospitality Holding Co. LLC/GPS Finco Inc.,
7.00%, 08/15/28 (Call 08/15/24)(b)	125	84,967
Guotai Junan Holdings Ltd., 2.00%, 04/21/26(d)	200	182,597
Guotai Junan International Holdings Ltd., 2.00%, 03/03/26(d)	200	183,166
Haitong International Finance Holdings 2015 Ltd.,
2.11%, 03/12/25(d)	400	378,472
Haitong International Securities Group Ltd., 3.13%, 05/18/25(d)	200	188,936
Home Point Capital Inc., 5.00%, 02/01/26
(Call 12/01/23)(b)	200	185,500
Horse Gallop Finance Ltd., 1.70%, 07/28/25(d)	400	371,098
ICBCIL Finance Co. Ltd.
1.63%, 11/02/24(d)	200	191,423
1.75%, 08/25/25(d)	600	556,680
1.75%, 08/02/26(d)	200	179,584
2.25%, 11/02/26(d)	200	180,614
2.70%, 01/27/27(d)	400	363,413
3.63%, 05/19/26(d)	200	189,717
6.69%, 11/20/24, (3-mo. LIBOR US + 1.050%)(a)(d)	200	200,257
ICD Sukuk Co. Ltd., 5.00%, 02/01/27(d)	400	392,269
Intercontinental Exchange Inc.
3.10%, 09/15/27 (Call 06/15/27)	15	13,651

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
3.65%, 05/23/25	$585	$565,762
3.75%, 12/01/25 (Call 09/01/25)	630	605,272
4.00%, 09/15/27 (Call 08/15/27)	850	794,782
Intercorp Financial Services Inc., 4.13%, 10/19/27
(Call 07/19/27)(d)	200	175,609
Inventive Global Investments Ltd.
1.60%, 09/01/26(d)	200	177,736
1.65%, 09/03/25(d)	200	184,668
Invesco Finance PLC, 3.75%, 01/15/26	204	194,774
Janus Henderson U.S. Holdings Inc., 4.88%, 08/01/25 (Call 05/01/25)	64	62,471
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/28 (Call 08/15/24)(b)	335	268,226
Jefferies Financial Group Inc.
4.85%, 01/15/27	195	185,131
5.88%, 07/21/28 (Call 06/21/28)	235	226,510
6.45%, 06/08/27	102	101,269
Jefferson Capital Holdings LLC, 6.00%, 08/15/26
(Call 12/01/23)(b)	110	96,208
JIC Zhixin Ltd., 1.50%, 08/27/25(d)	400	369,644
Joy Treasure Assets Holdings Inc., 1.88%, 11/17/25
(Call 10/17/25)(d)	600	545,023
KB Kookmin Card Co. Ltd., 1.50%, 05/13/26(d)	200	178,947
KB Securities Co. Ltd., 2.13%, 11/01/26(d)	200	177,072
Kodit Global 2023-1 Co. Ltd., 4.95%, 05/25/26(d)	200	196,133
Korea Investment & Securities Co. Ltd., 2.13%, 07/19/26(d)	200	176,496
Kuwait Projects Co. SPC Ltd.
4.23%, 10/29/26(d)	200	172,336
4.50%, 02/23/27(d)	200	169,127
Lazard Group LLC
3.63%, 03/01/27 (Call 12/01/26)	10	9,029
3.75%, 02/13/25	134	129,507
LD Holdings Group LLC
6.13%, 04/01/28 (Call 04/01/24)(b)	165	91,527
6.50%, 11/01/25 (Call 12/01/23)(b)	160	128,995
Legg Mason Inc., 4.75%, 03/15/26	212	206,584
LFS Topco LLC, 5.88%, 10/15/26 (Call 12/01/23)(b)	110	92,974
LPL Holdings Inc., 4.63%, 11/15/27
(Call 12/01/23)(b)	185	169,290
LSEGA Financing PLC, 1.38%, 04/06/26
(Call 03/06/26)(b)	560	501,326
Macquarie Airfinance Holdings Ltd., 8.38%, 05/01/28
(Call 05/01/25)(b)	200	199,347
Mastercard Inc.
2.00%, 03/03/25 (Call 02/03/25)	497	474,945
2.95%, 11/21/26 (Call 08/21/26)	60	55,971
3.30%, 03/26/27 (Call 01/26/27)	315	294,095
3.50%, 02/26/28 (Call 11/26/27)	10	9,283
4.88%, 03/09/28 (Call 02/09/28)	580	570,441
Midcap Financial Issuer Trust, 6.50%, 05/01/28
(Call 05/01/24)(b)	315	268,221
Mirae Asset Securities Co. Ltd., 2.63%, 07/30/25(d)	200	186,422
Mitsubishi HC Capital Inc., 5.08%, 09/15/27
(Call 08/15/27)(b)	50	48,320
Mitsubishi HC Finance America LLC, 5.81%, 09/12/28 (Call 08/12/28)(b)	200	195,646
Nasdaq Inc.
3.85%, 06/30/26 (Call 03/30/26)	205	195,458
5.35%, 06/28/28 (Call 05/28/28)	275	267,811
5.65%, 06/28/25	65	64,778

Security	Par (000)	Value

Diversified Financial Services (continued)
Nationstar Mortgage Holdings Inc.
5.50%, 08/15/28 (Call 12/01/23)(b)	$250	$220,792
6.00%, 01/15/27 (Call 12/01/23)(b)	215	200,103
Navient Corp.
4.88%, 03/15/28 (Call 06/15/27)	175	144,852
5.00%, 03/15/27 (Call 09/15/26)	230	202,516
5.88%, 10/25/24	120	117,399
6.75%, 06/25/25	205	200,213
6.75%, 06/15/26	170	161,408
Neuberger Berman Group LLC/Neuberger Berman Finance Corp., 4.50%, 03/15/27
(Call 12/15/26)(b)	245	227,051
NFP Corp.
4.88%, 08/15/28 (Call 12/01/23)(b)	185	162,685
6.88%, 08/15/28 (Call 12/01/23)(b)	670	572,543
NH Investment & Securities Co. Ltd., 1.88%, 10/07/26(d)	200	176,663
Nomura Holdings Inc.
1.65%, 07/14/26	470	414,590
1.85%, 07/16/25	520	481,824
2.17%, 07/14/28	475	390,157
2.33%, 01/22/27	405	354,811
2.65%, 01/16/25	585	559,280
5.10%, 07/03/25	330	323,136
5.39%, 07/06/27	235	225,765
5.71%, 01/09/26	270	266,067
5.84%, 01/18/28	215	209,133
6.07%, 07/12/28	210	205,508
Nuveen Finance LLC, 4.13%, 11/01/24(b)	525	512,862
Ocean Laurel Co. Ltd., 2.38%, 10/20/25(d)	200	184,781
OneMain Finance Corp.
3.50%, 01/15/27 (Call 01/15/24)	240	203,173
3.88%, 09/15/28 (Call 09/15/24)	210	166,857
6.63%, 01/15/28 (Call 07/15/27)	260	237,778
6.88%, 03/15/25	445	439,361
7.13%, 03/15/26	530	515,061
ORIX Corp.
3.25%, 12/04/24	321	311,316
5.00%, 09/13/27	265	257,301
Oxford Finance LLC/Oxford Finance Co-Issuer
II Inc., 6.38%, 02/01/27 (Call 02/01/24)(b)	160	145,851
PennyMac Financial Services Inc., 5.38%, 10/15/25
(Call 12/01/23)(b)	255	242,743
PHH Mortgage Corp., 7.88%, 03/15/26
(Call 12/01/23)(b)	125	108,189
Pioneer Reward Ltd., 2.00%, 04/09/26(d)	800	734,325
Power Sector Assets & Liabilities Management
Corp., 7.39%, 12/02/24(d)	400	405,021
PRA Group Inc.
7.38%, 09/01/25 (Call 12/01/23)(b)(c)	110	102,882
8.38%, 02/01/28 (Call 02/01/25)(b)	140	115,203
Provident Funding Associates LP/PFG Finance
Corp., 6.38%, 06/15/25 (Call 12/01/23)(b)	115	102,323
Radian Group Inc.
4.88%, 03/15/27 (Call 09/15/26)	306	284,762
6.63%, 03/15/25 (Call 09/15/24)	320	316,826
REC Ltd.
2.25%, 09/01/26(d)	200	180,117
2.75%, 01/13/27(d)	200	179,177
3.50%, 12/12/24(d)	200	194,062
3.88%, 07/07/27(d)	200	183,695

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., 2.88%, 10/15/26
(Call 12/01/23)(b)	$410	$357,225
Sarana Multi Infrastruktur Persero PT, 2.05%, 05/11/26(d)	200	177,803
Shenwan Hongyuan International Finance Ltd.,
1.80%, 07/14/26(d)	200	180,402
Shinhan Card Co. Ltd.
1.38%, 10/19/25(d)	200	182,580
2.50%, 01/27/27(d)	200	177,679
SLM Corp.
3.13%, 11/02/26 (Call 10/02/26)	175	152,908
4.20%, 10/29/25 (Call 09/29/25)	205	191,344
StoneX Group Inc., 8.63%, 06/15/25
(Call 12/01/23)(b)	145	145,742
Sumitomo Mitsui Finance & Leasing Co. Ltd.,
2.51%, 01/22/25 (Call 12/22/24)(d)	200	190,888
SURA Asset Management SA, 4.38%, 04/11/27(d)	150	135,675
Synchrony Financial
3.70%, 08/04/26 (Call 05/04/26)	180	159,586
3.95%, 12/01/27 (Call 09/01/27)	55	47,144
4.50%, 07/23/25 (Call 04/23/25)	338	317,365
4.88%, 06/13/25 (Call 05/13/25)	270	255,896
United Wholesale Mortgage LLC
5.50%, 11/15/25 (Call 12/01/23)(b)	270	257,320
5.75%, 06/15/27 (Call 06/15/24)(b)	175	159,494
USAA Capital Corp., 3.38%, 05/01/25(b)	225	216,827
Visa Inc.
0.75%, 08/15/27 (Call 06/15/27)	116	98,439
1.90%, 04/15/27 (Call 02/15/27)	765	681,398
2.75%, 09/15/27 (Call 06/15/27)	20	18,169
3.15%, 12/14/25 (Call 09/14/25)	1,382	1,319,100
Voya Financial Inc.
3.65%, 06/15/26	120	113,016
4.70%, 01/23/48 (Call 01/23/28), (3-mo. LIBOR US + 2.084%)(a)	250	196,145
Western Union Co. (The)
1.35%, 03/15/26 (Call 02/15/26)	290	257,972
2.85%, 01/10/25 (Call 12/10/24)	329	315,471
World Acceptance Corp., 7.00%, 11/01/26
(Call 12/01/23)(b)(c)	105	85,641
XP Inc., 3.25%, 07/01/26 (Call 06/01/26)(d)	200	181,460

		79,628,034

Electric — 1.8%
Abu Dhabi National Energy Co. PJSC
4.38%, 04/23/25(d)	300	293,313
4.38%, 06/22/26(d)	400	385,836
Adani Transmission Ltd., 4.00%, 08/03/26(d)	200	170,682
AEP Texas Inc., 3.95%, 06/01/28 (Call 03/01/28)	35	32,072
AES Corp. (The)
1.38%, 01/15/26 (Call 12/15/25)	377	334,867
3.30%, 07/15/25 (Call 06/15/25)(b)	355	335,758
5.45%, 06/01/28 (Call 05/01/28)	260	248,077
Alabama Power Co., 3.75%, 09/01/27
(Call 08/01/27)	610	572,738
Alexander Funding Trust II, 7.47%, 07/31/28
(Call 06/30/28)(b)	240	237,809
Algonquin Power & Utilities Corp., 4.75%, 01/18/82 (Call 01/18/27), (5-year CMT + 3.249%)(a)	260	205,193
Ameren Corp.
1.95%, 03/15/27 (Call 02/15/27)	350	309,534

Security	Par (000)	Value

Electric (continued)
3.65%, 02/15/26 (Call 11/15/25)	$100	$95,190
Ameren Illinois Co., 3.25%, 03/01/25
(Call 12/01/24)	92	89,144
American Electric Power Co. Inc.
3.88%, 02/15/62 (Call 11/15/26), (5-year CMT + 2.675%)(a)	314	247,890
5.75%, 11/01/27 (Call 10/01/27)	510	506,571
Series N, 1.00%, 11/01/25 (Call 10/01/25)	115	104,313
Appalachian Power Co.
3.40%, 06/01/25 (Call 03/01/25)	109	104,679
Series X, 3.30%, 06/01/27 (Call 03/01/27)	5	4,568
Arizona Public Service Co.
2.95%, 09/15/27 (Call 06/15/27)	25	22,661
3.15%, 05/15/25 (Call 02/15/25)	147	140,936
Avangrid Inc.
3.15%, 12/01/24 (Call 10/01/24)	169	163,301
3.20%, 04/15/25 (Call 03/15/25)	511	489,174
Berkshire Hathaway Energy Co.
3.50%, 02/01/25 (Call 11/01/24)	35	34,027
4.05%, 04/15/25 (Call 03/15/25)	856	835,463
Black Hills Corp.
3.15%, 01/15/27 (Call 07/15/26)	100	91,137
3.95%, 01/15/26 (Call 07/15/25)	20	19,064
5.95%, 03/15/28 (Call 02/15/28)	220	217,625
Calpine Corp.
4.50%, 02/15/28 (Call 12/01/23)(b)	405	365,282
5.13%, 03/15/28 (Call 12/01/23)(b)	445	398,259
5.25%, 06/01/26 (Call 12/01/23)(b)	145	139,708
Castle Peak Power Finance Co. Ltd., 3.25%, 07/25/27(d)	200	184,397
Cemig Geracao e Transmissao SA, 9.25%, 12/05/24
(Call 12/05/23)(d)	200	199,765
CenterPoint Energy Houston Electric LLC
5.20%, 10/01/28 (Call 09/01/28)	155	151,588
Series Z, 2.40%, 09/01/26 (Call 06/01/26)	137	125,155
CenterPoint Energy Inc.
1.45%, 06/01/26 (Call 05/01/26)	305	273,622
5.25%, 08/10/26	100	98,502
CGNPC International Ltd., 3.75%, 12/11/27(d)	200	186,456
China Clean Energy Development Ltd., 4.00%, 11/05/25(d)	400	385,382
China Huadian Overseas Development 2018 Ltd., 3.38%, (Call 06/23/25), (5-year CMT + 6.065%)(a)(d)(e)	200	191,312
China Huaneng Group Hong Kong Treasury Management Holding Ltd.
1.60%, 01/20/26(d)	200	183,492
2.60%, 12/10/24(d)	200	193,012
3.08%, (Call 12/09/25), (5-year CMT + 5.651%)(a)(d)(e)	200	187,799
China Southern Power Grid International Finance
BVI Co. Ltd., 3.50%, 05/08/27(d)	400	374,940
Cikarang Listrindo Tbk PT, 4.95%, 09/14/26
(Call 11/30/23)(d)	200	189,896
Clearway Energy Operating LLC, 4.75%, 03/15/28
(Call 11/13/23)(b)	300	268,688
Cleco Corporate Holdings LLC, 3.74%, 05/01/26
(Call 02/01/26)	36	33,688
Cleveland Electric Illuminating Co. (The), 3.50%, 04/01/28 (Call 01/01/28)(b)	700	625,895

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
CLP Power Hong Kong Financing Ltd., 3.38%, 10/26/27(d)	$200	$183,938
CMS Energy Corp.
3.00%, 05/15/26 (Call 02/15/26)	80	74,577
3.45%, 08/15/27 (Call 05/15/27)	270	247,222
Comision Federal de Electricidad, 4.75%, 02/23/27(d)	200	189,762
Commonwealth Edison Co., Series 122, 2.95%, 08/15/27 (Call 05/15/27)	5	4,532
Connecticut Light & Power Co. (The)
Series A, 0.75%, 12/01/25 (Call 11/01/25)	32	29,029
Series A, 3.20%, 03/15/27 (Call 12/15/26)	185	170,758
Consolidated Edison Co. of New York Inc., Series B, 3.13%, 11/15/27 (Call 08/15/27)	5	4,562
Constellation Energy Generation LLC
3.25%, 06/01/25 (Call 05/01/25)	526	503,283
5.60%, 03/01/28 (Call 02/01/28)	210	206,124
Consumers Energy Co., 4.65%, 03/01/28 (Call 01/01/28)	220	212,196
Dominion Energy Inc.
3.90%, 10/01/25 (Call 07/01/25)	265	255,494
4.25%, 06/01/28 (Call 03/01/28)	300	279,351
Series A, 1.45%, 04/15/26 (Call 03/15/26)	325	292,205
Series A, 3.30%, 03/15/25 (Call 02/15/25)	230	221,953
Series B, 3.60%, 03/15/27 (Call 01/15/27)	15	13,910
Series D, 2.85%, 08/15/26 (Call 05/15/26)	145	133,335
DPL Inc., 4.13%, 07/01/25 (Call 04/01/25)	175	165,921
Drax Finco PLC, 6.63%, 11/01/25 (Call 11/13/23)(b)	205	197,966
DTE Electric Co., 3.38%, 03/01/25 (Call 12/01/24)	10	9,704
DTE Energy Co.
2.85%, 10/01/26 (Call 07/01/26)	45	41,329
4.22%, 11/01/24(g)	337	330,358
4.88%, 06/01/28 (Call 05/01/28)	505	480,628
Series F, 1.05%, 06/01/25 (Call 05/01/25)	428	395,534
Duke Energy Carolinas LLC, 2.95%, 12/01/26 (Call 09/01/26)	25	23,228
Duke Energy Corp.
0.90%, 09/15/25 (Call 08/15/25)	341	311,126
2.65%, 09/01/26 (Call 06/01/26)	140	128,256
3.25%, 01/15/82 (Call 01/15/27), (5-year CMT + 2.321%)(a)	174	125,712
4.30%, 03/15/28 (Call 02/15/28)	620	581,761
5.00%, 12/08/25	230	226,266
5.00%, 12/08/27 (Call 11/08/27)	520	502,093
Duke Energy Florida LLC, 3.20%, 01/15/27 (Call 10/15/26)	440	409,424
Duke Energy Progress LLC, 3.25%, 08/15/25 (Call 05/15/25)	265	254,944
Duquesne Light Holdings Inc., 3.62%, 08/01/27 (Call 05/01/27)(b)	5	4,441
Edison International
3.55%, 11/15/24 (Call 10/15/24)	261	253,529
4.70%, 08/15/25	205	199,023
4.95%, 04/15/25 (Call 03/15/25)	243	237,721
8.13%, 06/15/53 (Call 03/15/28), (5-year CMT + 3.864%)(a)	175	169,001
EDP Finance BV
1.71%, 01/24/28(b)	15	12,579
6.30%, 10/11/27(b)	365	367,419
Electricite de France SA
3.63%, 10/13/25 (Call 07/13/25)(b)	1,420	1,364,324

Security	Par (000)	Value

Electric (continued)
5.70%, 05/23/28 (Call 04/23/28)(b)	$700	$684,727
Emera U.S. Finance LP, 3.55%, 06/15/26 (Call 03/15/26)	225	210,773
Enel Americas SA, 4.00%, 10/25/26 (Call 07/25/26)	369	344,290
Enel Chile SA, 4.88%, 06/12/28 (Call 03/12/28)	810	754,163
Enel Finance America LLC, 7.10%, 10/14/27 (Call 09/14/27)(b)	475	485,917
Enel Finance International NV
1.38%, 07/12/26 (Call 06/12/26)(b)	540	476,472
3.50%, 04/06/28(b)	940	833,658
4.25%, 06/15/25(b)	385	373,661
4.63%, 06/15/27 (Call 05/15/27)(b)	445	421,028
6.80%, 10/14/25(b)	280	283,111
Engie Energia Chile SA, 4.50%, 01/29/25(d)	200	192,289
Entergy Corp.
0.90%, 09/15/25 (Call 08/15/25)	283	257,616
2.95%, 09/01/26 (Call 06/01/26)	255	234,951
Entergy Louisiana LLC
2.40%, 10/01/26 (Call 07/01/26)	205	186,860
3.12%, 09/01/27 (Call 06/01/27)	160	145,350
Eskom Holdings SOC Ltd.
4.31%, 07/23/27(d)	200	174,993
6.35%, 08/10/28(d)	400	362,012
7.13%, 02/11/25(d)	400	392,152
8.45%, 08/10/28(d)	200	189,731
Evergy Kansas Central Inc., 2.55%, 07/01/26 (Call 04/01/26)	35	32,350
Evergy Metro Inc., 3.65%, 08/15/25 (Call 05/15/25)	100	96,220
Evergy Missouri West Inc., 5.15%, 12/15/27 (Call 11/15/27)(b)	280	270,772
Eversource Energy
2.90%, 03/01/27 (Call 02/01/27)	285	258,486
4.60%, 07/01/27 (Call 06/01/27)	460	438,034
4.75%, 05/15/26	120	116,664
5.45%, 03/01/28 (Call 02/01/28)	440	429,546
Series H, 3.15%, 01/15/25 (Call 10/15/24)	79	76,396
Series Q, 0.80%, 08/15/25 (Call 07/15/25)	267	243,681
Series U, 1.40%, 08/15/26 (Call 07/15/26)	140	124,000
Exelon Corp.
2.75%, 03/15/27 (Call 02/15/27)	365	329,939
3.40%, 04/15/26 (Call 01/15/26)	631	598,124
3.95%, 06/15/25 (Call 03/15/25)	438	423,859
5.15%, 03/15/28 (Call 02/15/28)	180	174,558
Fells Point Funding Trust, 3.05%, 01/31/27 (Call 12/31/26)(b)	137	123,569
FirstEnergy Corp.
2.05%, 03/01/25 (Call 02/01/25)	111	104,165
Series A, 1.60%, 01/15/26 (Call 12/15/25)	110	98,863
Series B, 4.15%, 07/15/27 (Call 04/15/27)	532	492,788
FirstEnergy Transmission LLC, 4.35%, 01/15/25 (Call 10/15/24)(b)	185	180,284
Florida Power & Light Co.
2.85%, 04/01/25 (Call 03/01/25)	420	403,953
3.13%, 12/01/25 (Call 06/01/25)	60	57,225
4.40%, 05/15/28 (Call 03/15/28)	140	133,255
4.45%, 05/15/26 (Call 04/15/26)	107	104,655
5.05%, 04/01/28 (Call 03/01/28)	190	185,976
Fortis Inc./Canada, 3.06%, 10/04/26 (Call 07/04/26)	367	336,593
Georgia Power Co.
3.25%, 03/30/27 (Call 12/30/26)	20	18,351
4.65%, 05/16/28 (Call 03/16/28)	440	420,241

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Hengjian International Investment Ltd., 1.88%, 06/23/25(d)	$200	$186,459
Hongkong Electric Finance Ltd., 2.88%, 05/03/26(d)	200	187,288
Iberdrola International BV, 5.81%, 03/15/25	20	19,962
Interstate Power & Light Co.
3.25%, 12/01/24 (Call 09/01/24)	485	471,025
4.10%, 09/26/28 (Call 06/26/28)	5	4,633
Israel Electric Corp. Ltd.
4.25%, 08/14/28(b)	200	175,175
Series 6, 5.00%, 11/12/24(b)	600	582,277
ITC Holdings Corp.
3.25%, 06/30/26 (Call 03/30/26)	55	51,552
4.95%, 09/22/27 (Call 08/22/27)(b)	570	550,188
JERA Co. Inc., 3.67%, 04/14/27 (Call 03/14/27)(d)	200	184,372
Jersey Central Power & Light Co., 4.30%, 01/15/26 (Call 10/15/25)(b)	125	120,054
Kallpa Generacion SA
4.13%, 08/16/27 (Call 05/16/27)(d)	200	181,102
4.88%, 05/24/26 (Call 02/24/26)(d)	200	191,103
Korea East-West Power Co. Ltd.
1.75%, 05/06/25(d)	200	188,317
3.60%, 05/06/25(d)	200	193,535
Korea Electric Power Corp., 1.13%, 06/15/25(d)	400	371,781
Korea Midland Power Co. Ltd., 1.25%, 08/09/26(d)	200	177,127
Korea Southern Power Co. Ltd., 0.75%, 01/27/26(d)	200	179,285
Lamar Funding Ltd., 3.96%, 05/07/25(d)	514	490,047
Light Servicos de Eletricidade SA/Light Energia SA,
4.38%, 06/18/26 (Call 06/18/24)(d)	200	90,041
Louisville Gas & Electric Co., Series 25, 3.30%, 10/01/25 (Call 07/01/25)	15	14,374
Mazoon Assets Co. SAOC, 5.20%, 11/08/27(d)	200	193,218
Metropolitan Edison Co., 5.20%, 04/01/28 (Call 03/01/28)(b)	45	43,400
MidAmerican Energy Co., 3.10%, 05/01/27 (Call 02/01/27)	10	9,174
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28 (Call 02/15/28)(b)	10	9,180
Monongahela Power Co., 3.55%, 05/15/27 (Call 02/15/27)(b)	110	101,196
MVM Energetika Zrt, 7.50%, 06/09/28(d)	200	199,823
National Central Cooling Co. PJSC, 2.50%, 10/21/27(d)	200	174,509
National Rural Utilities Cooperative Finance Corp.
1.00%, 06/15/26 (Call 05/15/26)	295	261,991
1.88%, 02/07/25	390	371,123
2.85%, 01/27/25 (Call 10/27/24)	100	96,585
3.05%, 04/25/27 (Call 01/25/27)	60	55,057
3.25%, 11/01/25 (Call 08/01/25)	5	4,780
3.45%, 06/15/25	275	265,197
4.45%, 03/13/26 (Call 02/13/26)	140	136,411
4.80%, 03/15/28 (Call 02/15/28)	355	343,469
5.05%, 09/15/28 (Call 08/15/28)	150	145,612
5.45%, 10/30/25	485	484,411
5.60%, 11/13/26 (Call 10/13/26)	100	99,948
New York State Electric & Gas Corp., 5.65%, 08/15/28 (Call 07/15/28)(b)	12	11,765
NextEra Energy Capital Holdings Inc.
1.88%, 01/15/27 (Call 12/15/26)	678	595,894
1.90%, 06/15/28 (Call 04/15/28)	600	500,888
3.55%, 05/01/27 (Call 02/01/27)	570	524,399

Security	Par (000)	Value

Electric (continued)
3.80%, 03/15/82 (Call 03/15/27), (5-year CMT + 2.547%)(a)	$50	$40,021
4.45%, 06/20/25	747	728,772
4.63%, 07/15/27 (Call 06/15/27)	800	762,340
4.90%, 02/28/28 (Call 01/28/28)	1,120	1,070,668
5.75%, 09/01/25	12	11,943
6.05%, 03/01/25	10	9,996
NextEra Energy Operating Partners LP
3.88%, 10/15/26 (Call 07/15/26)(b)	190	172,809
4.50%, 09/15/27 (Call 06/15/27)(b)	180	161,373
NRG Energy Inc.
2.00%, 12/02/25 (Call 11/02/25)(b)	305	277,461
2.45%, 12/02/27 (Call 10/02/27)(b)	220	185,355
5.75%, 01/15/28 (Call 11/16/23)	300	281,725
6.63%, 01/15/27 (Call 11/16/23)	160	155,512
NTPC Ltd., 4.25%, 02/26/26(d)	200	193,505
Oncor Electric Delivery Co. LLC
0.55%, 10/01/25 (Call 09/01/25)	548	497,684
2.95%, 04/01/25 (Call 01/01/25)	99	95,328
Pacific Gas and Electric Co.
2.95%, 03/01/26 (Call 12/01/25)	297	272,538
3.00%, 06/15/28 (Call 04/15/28)	680	575,767
3.15%, 01/01/26	747	691,077
3.30%, 03/15/27 (Call 12/15/26)	30	26,882
3.30%, 12/01/27 (Call 09/01/27)	120	104,550
3.45%, 07/01/25	449	425,592
3.50%, 06/15/25 (Call 03/15/25)	326	310,265
3.75%, 07/01/28	400	350,454
4.65%, 08/01/28 (Call 05/01/28)	15	13,573
4.95%, 06/08/25	230	224,552
5.45%, 06/15/27 (Call 05/15/27)	130	124,156
Palomino Funding Trust I, 7.23%, 05/17/28 (Call 04/17/28)(b)	250	249,842
Pampa Energia SA, 7.50%, 01/24/27 (Call 11/30/23)(d)	300	279,009
Pattern Energy Operations LP/Pattern Energy Operations Inc., 4.50%, 08/15/28 (Call 12/01/23)(b)	235	204,435
Perusahaan Listrik Negara PT, 4.13%, 05/15/27(d)	600	563,656
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 5.45%, 05/21/28(d)	200	194,040
PG&E Corp., 5.00%, 07/01/28 (Call 11/13/23)(c)	350	317,143
Pike Corp., 5.50%, 09/01/28 (Call 12/01/23)(b)	225	192,469
Pinnacle West Capital Corp., 1.30%, 06/15/25 (Call 05/15/25)	325	301,262
PPL Capital Funding Inc., 3.10%, 05/15/26 (Call 02/15/26)	127	118,741
Public Service Electric & Gas Co.
0.95%, 03/15/26 (Call 02/15/26)	89	80,222
2.25%, 09/15/26 (Call 06/15/26)	15	13,719
3.00%, 05/15/25 (Call 02/15/25)	40	38,494
Public Service Enterprise Group Inc.
0.80%, 08/15/25 (Call 07/15/25)	245	224,195
5.85%, 11/15/27 (Call 10/15/27)	95	94,542
5.88%, 10/15/28 (Call 09/15/28)	175	173,197
Puget Energy Inc., 3.65%, 05/15/25 (Call 02/15/25)	319	306,154
ReNew Wind Energy AP2/ReNew Power Pvt Ltd. other 9 Subsidiaries, 4.50%, 07/14/28 (Call 11/10/23)(d)	200	164,343
Rochester Gas and Electric Corp., 3.10%, 06/01/27 (Call 03/01/27)(b)	150	136,182

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
San Diego Gas & Electric Co.
2.50%, 05/15/26 (Call 02/15/26)	$5	$4,627
4.95%, 08/15/28 (Call 07/15/28)	500	482,166
Saudi Electricity Global Sukuk Co. 4, 4.72%, 09/27/28(d)	400	386,570
Saudi Electricity Global Sukuk Co. 5, 1.74%, 09/17/25(d)	250	231,041
Sempra Energy
3.25%, 06/15/27 (Call 03/15/27)	10	9,068
3.30%, 04/01/25 (Call 03/01/25)	217	208,687
3.40%, 02/01/28 (Call 11/01/27)	50	45,046
4.13%, 04/01/52 (Call 01/01/27), (5-year CMT + 2.868%)(a)	454	354,710
5.40%, 08/01/26 (Call 07/01/26)	175	172,424
Sierra Pacific Power Co., 2.60%, 05/01/26 (Call 02/01/26)	15	13,932
SMC Global Power Holdings Corp.
5.70%, (Call 01/21/26), (5-year CMT + 6.554%)(a)(d)(e)	400	286,487
7.00%, (Call 10/21/25), (5-year CMT + 9.199%)(a)(d)(e)	400	320,895
Southern California Edison Co.
4.90%, 06/01/26 (Call 05/01/26)	115	112,140
5.30%, 03/01/28 (Call 02/01/28)	925	904,408
5.65%, 10/01/28 (Call 09/01/28)	30	29,705
5.85%, 11/01/27 (Call 10/01/27)	220	219,953
Series 2020-C, 1.20%, 02/01/26 (Call 01/01/26)	255	229,604
Series C, 4.20%, 06/01/25	262	255,189
Series D, 4.70%, 06/01/27 (Call 05/01/27)	375	360,227
Series E, 3.70%, 08/01/25 (Call 06/01/25)	209	200,672
Southern Co. (The)
3.25%, 07/01/26 (Call 04/01/26)	705	659,124
4.85%, 06/15/28 (Call 04/15/28)	240	229,540
5.11%, 08/01/27	5	4,823
5.15%, 10/06/25	300	296,559
Series 21-A, 3.75%, 09/15/51 (Call 06/15/26), (5-year CMT + 2.915%)(a)	409	347,609
Series B, 4.00%, 01/15/51 (Call 10/15/25), (5-year CMT + 3.733%)(a)	431	392,923
Southern Power Co.
0.90%, 01/15/26 (Call 12/15/25)	275	246,232
4.15%, 12/01/25 (Call 09/01/25)	245	236,557
Southwestern Electric Power Co.
Series K, 2.75%, 10/01/26 (Call 07/01/26)	82	75,032
Series M, 4.10%, 09/15/28 (Call 06/15/28)	300	275,068
Series N, 1.65%, 03/15/26 (Call 02/15/26)	417	377,490
SP PowerAssets Ltd.
3.00%, 09/26/27(b)(c)	200	183,137
3.25%, 11/24/25(b)	200	191,240
SPIC MTN Co. Ltd., 1.63%, 07/27/25(d)	600	558,645
State Grid Europe Development 2014 PLC, 3.13%, 04/07/25 (Call 03/07/25)(d)	200	192,994
State Grid Europe Development PLC, 3.25%, 04/07/27 (Call 03/07/27)(d)	400	372,369
State Grid Overseas Investment 2016 Ltd.
1.00%, 08/05/25 (Call 07/05/25)(d)	200	184,445
3.50%, 05/04/27(d)	400	375,320
State Grid Overseas Investment BVI Ltd.
1.13%, 09/08/26 (Call 08/08/26)(d)	200	177,103
2.88%, 05/18/26(d)	600	563,090

Security	Par (000)	Value

Electric (continued)
System Energy Resources Inc., 6.00%, 04/15/28 (Call 03/15/28)	$600	$579,103
Tabreed Sukuk Spc Ltd., 5.50%, 10/31/25(d)	200	197,581
Terraform Global Operating LP, 6.13%, 03/01/26 (Call 12/01/23)(b)	135	130,025
Three Gorges Finance I Cayman Islands Ltd.
1.30%, 09/22/25(d)	600	553,725
3.15%, 06/02/26(d)	400	377,424
TNB Global Ventures Capital Bhd, 3.24%, 10/19/26(d)	200	186,380
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25 (Call 03/01/25)(b)	300	289,721
Transelec SA, 4.25%, 01/14/25 (Call 10/14/24)(d)	200	194,427
Tucson Electric Power Co., 3.05%, 03/15/25 (Call 12/15/24)	125	120,592
Union Electric Co., 2.95%, 06/15/27 (Call 03/15/27)	45	41,072
Virginia Electric & Power Co.
Series A, 3.10%, 05/15/25 (Call 02/15/25)	192	184,207
Series A, 3.15%, 01/15/26 (Call 10/15/25)	420	398,160
Series A, 3.50%, 03/15/27 (Call 12/15/26)	250	232,347
Series B, 2.95%, 11/15/26 (Call 08/15/26)	40	36,911
Series B, 3.75%, 05/15/27 (Call 04/15/27)	550	515,597
Vistra Operations Co. LLC
3.70%, 01/30/27 (Call 11/30/26)(b)	337	306,416
5.00%, 07/31/27 (Call 11/13/23)(b)	460	422,028
5.13%, 05/13/25(b)	140	136,798
5.50%, 09/01/26 (Call 11/13/23)(b)	355	338,444
5.63%, 02/15/27 (Call 11/13/23)(b)	460	432,913
WEC Energy Group Inc.
1.38%, 10/15/27 (Call 08/15/27)	3	2,529
4.75%, 01/09/26 (Call 12/09/25)	465	453,395
4.75%, 01/15/28 (Call 12/15/27)	350	334,387
5.00%, 09/27/25 (Call 08/27/25)	250	246,350
5.15%, 10/01/27 (Call 09/01/27)	305	297,391
5.60%, 09/12/26 (Call 08/12/26)	125	124,224
Wisconsin Electric Power Co., 2.05%, 12/15/24 (Call 11/15/24)	144	138,204
Wisconsin Public Service Corp., 5.35%, 11/10/25 (Call 10/10/25)	140	139,451
Xcel Energy Inc.
1.75%, 03/15/27 (Call 02/15/27)	420	366,243
3.30%, 06/01/25 (Call 12/01/24)	378	362,551
3.35%, 12/01/26 (Call 06/01/26)	75	69,581
Zhejiang Energy International Ltd., 1.74%, 07/20/26(d)	200	179,116

		73,946,693

Electrical Components & Equipment — 0.0%
Emerson Electric Co.
0.88%, 10/15/26 (Call 09/15/26)	70	61,507
3.15%, 06/01/25 (Call 03/01/25)	168	162,124
Energizer Holdings Inc.
4.75%, 06/15/28 (Call 12/01/23)(b)	100	85,900
6.50%, 12/31/27 (Call 08/31/24)(b)	125	117,251
EnerSys, 4.38%, 12/15/27 (Call 09/15/27)(b)	105	93,972
Molex Electronic Technologies LLC, 3.90%, 04/15/25 (Call 01/15/25)(b)	209	199,245
WESCO Distribution Inc.
7.13%, 06/15/25 (Call 12/01/23)(b)	530	530,769
7.25%, 06/15/28 (Call 12/01/23)(b)	250	248,646

		1,499,414

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electronics — 0.2%
Amphenol Corp.
2.05%, 03/01/25 (Call 02/01/25)	$298	$283,994
4.75%, 03/30/26	25	24,420
Arrow Electronics Inc.
3.88%, 01/12/28 (Call 10/12/27)	200	180,812
4.00%, 04/01/25 (Call 01/01/25)	73	70,502
Avnet Inc.
4.63%, 04/15/26 (Call 01/15/26)	237	227,388
6.25%, 03/15/28 (Call 02/15/28)	160	157,799
Flex Ltd.
3.75%, 02/01/26 (Call 01/01/26)	300	283,948
4.75%, 06/15/25 (Call 03/15/25)	157	153,113
6.00%, 01/15/28 (Call 12/15/27)	130	128,634
Fortive Corp., 3.15%, 06/15/26 (Call 03/15/26)	200	186,301
Foxconn Far East Ltd., 1.63%, 10/28/25(d)	600	549,683
Honeywell International Inc.
1.10%, 03/01/27 (Call 02/01/27)	470	410,223
1.35%, 06/01/25 (Call 05/01/25)	571	536,396
2.50%, 11/01/26 (Call 08/01/26)	90	83,217
4.85%, 11/01/24	70	69,443
4.95%, 02/15/28 (Call 01/15/28)	456	450,414
Hubbell Inc.
3.15%, 08/15/27 (Call 05/15/27)	65	59,212
3.35%, 03/01/26 (Call 12/01/25)	60	56,846
3.50%, 02/15/28 (Call 11/15/27)	5	4,592
Jabil Inc.
1.70%, 04/15/26 (Call 03/15/26)	185	166,483
3.95%, 01/12/28 (Call 10/12/27)	15	13,667
4.25%, 05/15/27 (Call 04/15/27)	217	203,554
Keysight Technologies Inc., 4.60%, 04/06/27 (Call 01/06/27)	5	4,767
Legrand France SA, 8.50%, 02/15/25	343	356,467
Likewize Corp., 9.75%, 10/15/25 (Call 11/13/23)(b)	160	159,050
Sensata Technologies BV
5.00%, 10/01/25(b)	250	243,420
5.63%, 11/01/24(b)	160	158,622
TD SYNNEX Corp.
1.75%, 08/09/26 (Call 07/09/26)	260	227,475
2.38%, 08/09/28 (Call 06/09/28)	105	86,133
Trimble Inc., 4.75%, 12/01/24 (Call 09/01/24)	335	329,889
Tyco Electronics Group SA
3.13%, 08/15/27 (Call 05/15/27)	115	105,408
3.70%, 02/15/26 (Call 11/15/25)	90	86,162
4.50%, 02/13/26	200	195,254
Vontier Corp.
1.80%, 04/01/26 (Call 03/01/26)	270	241,058
2.40%, 04/01/28 (Call 02/01/28)	20	16,508

		6,510,854

Energy - Alternate Sources — 0.1%
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy, 6.25%, 12/10/24(d)	200	190,511
Aydem Yenilenebilir Enerji AS, 7.75%, 02/02/27 (Call 02/02/24)(d)	200	175,234
Contemporary Ruiding Development Ltd.
1.50%, 09/09/26(d)	200	177,268
1.88%, 09/17/25 (Call 08/17/25)(d)	400	371,516
Enviva Partners LP/Enviva Partners Finance Corp., 6.50%, 01/15/26 (Call 12/01/23)(b)(c)	255	179,191
Greenko Dutch BV, 3.85%, 03/29/26 (Call 11/30/23)(d)	370	330,307

Security	Par (000)	Value

Energy - Alternate Sources (continued)
Greenko Solar Mauritius Ltd.
5.55%, 01/29/25 (Call 11/30/23)(d)	$200	$191,928
5.95%, 07/29/26 (Call 11/30/23)(d)	200	184,792
Greenko Wind Projects Mauritius Ltd., 5.50%, 04/06/25 (Call 04/06/24)(d)	200	190,203
Hanwha Q Cells Americas Holdings Corp., 5.00%, 07/27/28	200	193,096
MSU Energy SA/UGEN SA/UENSA SA, 6.88%, 02/01/25 (Call 11/30/23)(d)	250	175,988
SK Battery America Inc., 2.13%, 01/26/26(d)	200	180,368
Sunnova Energy Corp.
5.88%, 09/01/26 (Call 12/01/23)(b)	150	121,401
11.75%, 10/01/28 (Call 04/01/28)(c)	110	93,834
TerraForm Power Operating LLC, 5.00%, 01/31/28 (Call 07/31/27)(b)	255	233,426
Vena Energy Capital Pte Ltd., 3.13%, 02/26/25(d)	300	285,170

		3,274,233

Engineering & Construction — 0.2%
AECOM, 5.13%, 03/15/27 (Call 12/15/26)	355	334,747
Artera Services LLC, 9.03%, 12/04/25 (Call 12/01/23)(b)	320	288,843
BCEG Hongkong Co. Ltd., 2.22%, 07/02/26 (Call 06/02/26)(d)	400	361,464
Brundage-Bone Concrete Pumping Holdings Inc.,
6.00%, 02/01/26 (Call 12/01/23)(b)	155	146,511
CCCI Treasure Ltd.
3.43%, (Call 11/21/24), (5-year CMT + 4.998%)(a)(d)(e)	400	386,657
3.65%, (Call 11/21/26), (5-year CMT + 5.117%)(a)(d)(e)	200	185,033
China Railway Xunjie Co. Ltd.
3.25%, 07/28/26(d)	400	374,998
4.00%, 07/06/27(d)	200	189,058
China State Construction Finance Cayman I Ltd., 3.40%, (Call 06/08/26), (5-year CMT + 5.581%)(a)(d)(e)	200	185,915
China State Construction Finance Cayman III Ltd., 4.00%, (Call 12/03/24), (5-year CMT + 5.410%)(a)(d)(e)	200	195,012
Chouzhou International Investment Ltd., 4.00%, 02/18/25(d)	400	387,937
CRCC Hean Ltd., 1.88%, 05/20/26 (Call 04/20/26)(d)	200	182,184
Delhi International Airport Ltd., 6.13%, 10/31/26(d)	200	190,052
Dianjian Haiyu Ltd., 3.45%, (Call 09/29/25), (5-year CMT + 6.189%)(a)(d)(e)	200	189,835
Fluor Corp., 4.25%, 09/15/28 (Call 06/15/28)(c)	250	226,933
Henan Water Conservancy Investment Group Co. Ltd., 2.80%, 09/18/25(d)	400	373,512
HTA Group Ltd./Mauritius, 7.00%, 12/18/25 (Call 11/10/23)(d)	200	193,274
IHS Holding Ltd., 5.63%, 11/29/26 (Call 11/30/23)(d)	400	322,070
IHS Netherlands Holdco BV, 8.00%, 09/18/27 (Call 11/30/23)(d)	200	163,704
INNOVATE Corp., 8.50%, 02/01/26 (Call 11/13/23)(b)	110	84,677
Jacobs Engineering Group Inc., 6.35%, 08/18/28 (Call 07/18/28)	200	198,893
Lendlease U.S. Capital Inc., 4.50%, 05/26/26(d)	250	233,901
Mexico City Airport Trust, 4.25%, 10/31/26 (Call 07/31/26)(d)	200	185,769

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Engineering & Construction (continued)
Powerchina Roadbridge Group British Virgin Islands Ltd., 3.08%, (Call 04/01/26), (5-year CMT + 5.256%)(a)(d)(e)	$200	$185,568
Ste Transcore Holdings Inc., 4.13%, 05/23/26	200	193,474
Sydney Airport Finance Co. Pty Ltd.
3.38%, 04/30/25 (Call 01/30/25)(b)	23	22,116
3.63%, 04/28/26 (Call 01/28/26)(b)	350	330,668
Tutor Perini Corp., 6.88%, 05/01/25 (Call 11/16/23)(b)(c)	180	154,838
Weekley Homes LLC/Weekley Finance Corp.,
4.88%, 09/15/28 (Call 12/01/23)(b)	125	107,392
Xingcheng Bvi Ltd., 2.38%, 10/08/26(d)	200	177,836
Yongda Investment Ltd., 2.25%, 06/16/25(d)	400	376,194
Zhengzhou Urban Construction Investment Group Co. Ltd., 5.20%, 08/30/25(d)	200	194,620

		7,323,685

Entertainment — 0.3%
Affinity Gaming, 6.88%, 12/15/27 (Call 12/01/23)(b)	189	154,194
AMC Entertainment Holdings Inc., 10.00%, 06/15/26 (Call 11/13/23)(b)(c)	470	355,314
Caesars Entertainment Inc.
6.25%, 07/01/25 (Call 11/13/23)(b)	1,120	1,102,250
8.13%, 07/01/27 (Call 12/01/23)(b)(c)	570	564,481
Caesars Resort Collection LLC/CRC Finco Inc.,
5.75%, 07/01/25 (Call 11/13/23)(b)	340	334,993
CCM Merger Inc., 6.38%, 05/01/26 (Call 12/01/23)(b)	100	94,849
Cedar Fair LP/Canada’s Wonderland Co./ Magnum Management Corp./Millennium Op
5.38%, 04/15/27 (Call 12/01/23)	185	171,328
5.50%, 05/01/25 (Call 12/01/23)(b)	355	348,152
Churchill Downs Inc.
4.75%, 01/15/28 (Call 12/01/23)(b)	245	219,993
5.50%, 04/01/27 (Call 12/01/23)(b)	235	220,952
Cinemark USA Inc.
5.25%, 07/15/28 (Call 07/15/24)(b)(c)	250	217,651
5.88%, 03/15/26 (Call 12/01/23)(b)(c)	140	133,456
8.75%, 05/01/25 (Call 12/01/23)(b)(c)	52	52,546
Empire Resorts Inc., 7.75%, 11/01/26 (Call 12/01/23)(b)	100	81,550
Golden Entertainment Inc., 7.63%, 04/15/26 (Call 12/01/23)(b)	146	146,425
International Game Technology PLC
4.13%, 04/15/26 (Call 12/01/23)(b)	295	277,954
6.25%, 01/15/27 (Call 07/15/26)(b)	260	253,354
6.50%, 02/15/25 (Call 08/15/24)(b)	191	189,849
Light & Wonder International Inc., 7.00%, 05/15/28 (Call 12/01/23)(b)	250	244,030
Live Nation Entertainment Inc.
3.75%, 01/15/28 (Call 01/15/24)(b)	180	158,088
4.75%, 10/15/27 (Call 12/01/23)(b)(c)	315	287,994
4.88%, 11/01/24 (Call 12/01/23)(b)	200	196,101
5.63%, 03/15/26 (Call 12/01/23)(b)	115	110,464
6.50%, 05/15/27 (Call 12/01/23)(b)	425	414,799
Merlin Entertainments Ltd., 5.75%, 06/15/26 (Call 03/17/26)(b)	180	170,055
Mohegan Gaming & Entertainment
7.88%, 10/15/24 (Call 11/16/23)(b)(c)	220	209,397
8.00%, 02/01/26 (Call 12/01/23)(b)	389	357,478
Motion Bondco DAC, 6.63%, 11/15/27 (Call 12/01/23)(b)(c)	145	129,763

Security	Par (000)	Value

Entertainment (continued)
Odeon Finco PLC, 12.75%, 11/01/27 (Call 11/01/24)(b)	$120	$120,270
Penn Entertainment Inc., 5.63%, 01/15/27 (Call 12/01/23)(b)	130	118,925
Raptor Acquisition Corp./Raptor Co-Issuer LLC,
4.88%, 11/01/26 (Call 11/13/23)(b)	145	134,967
SeaWorld Parks & Entertainment Inc., 8.75%, 05/01/25 (Call 12/01/23)(b)	85	86,305
Six Flags Entertainment Corp., 5.50%, 04/15/27 (Call 12/01/23)(b)	160	145,632
Six Flags Theme Parks Inc., 7.00%, 07/01/25 (Call 12/01/23)(b)	142	141,137
Speedway Motorsports LLC/Speedway Funding II Inc., 4.88%, 11/01/27 (Call 12/01/23)(b)	150	134,109
Universal Entertainment Corp., 8.75%, 12/11/24 (Call 12/11/23)(b)(g)	275	284,805
Vail Resorts Inc., 6.25%, 05/15/25 (Call 12/01/23)(b)	230	228,675
Warnermedia Holdings Inc.
3.64%, 03/15/25	617	596,429
3.76%, 03/15/27 (Call 02/15/27)	1,459	1,343,333
3.79%, 03/15/25 (Call 11/13/23)	232	224,436

		10,756,483

Environmental Control — 0.1%
Clean Harbors Inc., 4.88%, 07/15/27 (Call 12/01/23)(b)	225	209,994
Enviri Corp., 5.75%, 07/31/27 (Call 12/01/23)(b)	160	135,554
FS Luxembourg Sarl, 10.00%, 12/15/25(d)	200	204,025
GFL Environmental Inc.
3.50%, 09/01/28 (Call 03/01/28)(b)	175	150,522
3.75%, 08/01/25 (Call 12/01/23)(b)	290	275,715
4.00%, 08/01/28 (Call 11/14/23)(b)	200	172,663
4.25%, 06/01/25 (Call 12/01/23)(b)	205	197,299
5.13%, 12/15/26 (Call 12/01/23)(b)	180	171,292
Madison IAQ LLC, 4.13%, 06/30/28 (Call 06/30/24)(b)	200	167,012
Republic Services Inc.
0.88%, 11/15/25 (Call 10/15/25)	310	280,941
2.90%, 07/01/26 (Call 04/01/26)	20	18,685
3.20%, 03/15/25 (Call 12/15/24)	282	272,067
3.95%, 05/15/28 (Call 02/15/28)	20	18,640
Tervita Corp., 11.00%, 12/01/25 (Call 12/01/23)(b)(c)	75	78,217
Veralto Corp.
5.35%, 09/18/28 (Call 08/18/28)(b)	255	247,315
5.50%, 09/18/26 (Call 08/18/26)(b)	225	222,699
Waste Management Inc.
0.75%, 11/15/25 (Call 10/15/25)	435	396,218
3.13%, 03/01/25 (Call 12/01/24)	390	377,280
3.15%, 11/15/27 (Call 08/15/27)	45	41,179
Waste Pro USA Inc., 5.50%, 02/15/26 (Call 12/01/23)(b)	190	174,995

		3,812,312

Food — 0.6%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC
3.25%, 03/15/26 (Call 12/01/23)(b)	260	240,403
4.63%, 01/15/27 (Call 12/01/23)(b)	455	427,128
5.88%, 02/15/28 (Call 12/01/23)(b)	275	263,563
6.50%, 02/15/28 (Call 02/15/25)(b)	240	235,614
7.50%, 03/15/26 (Call 12/01/23)(b)	201	204,225

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
Alsea SAB de CV, 7.75%, 12/14/26 (Call 12/14/23)(d)	$200	$198,369
Aragvi Finance International SR, 8.45%, 04/29/26 (Call 04/29/24)(d)	50	34,069
B&G Foods Inc.
5.25%, 04/01/25 (Call 12/01/23)	112	107,514
5.25%, 09/15/27 (Call 12/01/23)(c)	200	164,604
8.00%, 09/15/28 (Call 09/15/25)(c)	180	175,518
Blossom Joy Ltd., 3.10%, (Call 07/21/25), (5-year CMT + 5.799%)(a)(d)(e)	200	189,366
Campbell Soup Co.
3.30%, 03/19/25 (Call 12/19/24)	212	203,514
3.95%, 03/15/25 (Call 01/15/25)	437	424,984
4.15%, 03/15/28 (Call 12/15/27)	510	475,089
Cencosud SA
4.38%, 07/17/27 (Call 04/17/27)(d)	400	366,620
5.15%, 02/12/25 (Call 11/12/24)(d)	200	197,253
China Mengniu Dairy Co. Ltd., 1.88%, 06/17/25 (Call 05/17/25)(d)	200	187,030
China Modern Dairy Holdings Ltd., 2.13%, 07/14/26 (Call 06/14/26)(d)	200	171,649
Chobani LLC/Chobani Finance Corp. Inc., 7.50%, 04/15/25 (Call 11/13/23)(b)	225	221,800
Conagra Brands Inc.
1.38%, 11/01/27 (Call 09/01/27)	565	469,931
4.60%, 11/01/25 (Call 09/01/25)	489	474,818
5.30%, 10/01/26	175	171,838
Danone SA, 2.95%, 11/02/26 (Call 08/02/26)(b)	800	741,728
FAGE International SA/FAGE USA Dairy Industry Inc., 5.63%, 08/15/26 (Call 12/01/23)(b)	40	38,366
General Mills Inc.
3.20%, 02/10/27 (Call 11/10/26)	110	101,539
4.00%, 04/17/25 (Call 02/17/25)	555	540,148
4.20%, 04/17/28 (Call 01/17/28)	55	51,562
5.24%, 11/18/25 (Call 11/18/23)	15	14,844
5.50%, 10/17/28 (Call 09/17/28)	220	216,028
Hershey Co. (The)
0.90%, 06/01/25 (Call 05/01/25)	102	94,840
2.05%, 11/15/24 (Call 10/15/24)	400	385,109
2.30%, 08/15/26 (Call 05/15/26)	25	23,154
3.20%, 08/21/25 (Call 05/21/25)	35	33,729
4.25%, 05/04/28 (Call 04/04/28)	30	28,795
H-Food Holdings LLC/Hearthside Finance Co. Inc.,
8.50%, 06/01/26 (Call 11/13/23)(b)	120	26,608
J M Smucker Co. (The), 5.90%, 11/15/28 (Call 10/15/28)	250	248,070
JBS USA LUX SA/JBS USA Food Co./JBS USA
Finance Inc.
2.50%, 01/15/27 (Call 12/15/26)	395	346,601
5.13%, 02/01/28 (Call 01/01/28)	620	581,364
JM Smucker Co. (The), 3.50%, 03/15/25	575	556,709
KeHE Distributors LLC/KeHE Finance Corp., 8.63%, 10/15/26 (Call 12/01/23)(b)	55	55,000
Kellogg Co.
3.25%, 04/01/26	240	226,337
3.40%, 11/15/27 (Call 08/15/27)	120	108,956
4.30%, 05/15/28 (Call 02/15/28)	450	420,078
Kraft Heinz Foods Co.
3.00%, 06/01/26 (Call 03/01/26)	848	792,146
3.88%, 05/15/27 (Call 02/15/27)	517	484,671

Security	Par (000)	Value

Food (continued)
Kroger Co. (The)
2.65%, 10/15/26 (Call 07/15/26)	$335	$307,027
3.50%, 02/01/26 (Call 11/01/25)	435	413,718
3.70%, 08/01/27 (Call 05/01/27)	10	9,260
Lamb Weston Holdings Inc., 4.88%, 05/15/28 (Call 11/15/27)(b)	200	184,273
Land O’Lakes Capital Trust I, 7.45%, 03/15/28(b)	20	18,579
Mars Inc.
0.88%, 07/16/26 (Call 06/16/26)(b)	140	124,459
2.70%, 04/01/25 (Call 03/01/25)(b)	404	387,675
4.55%, 04/20/28 (Call 03/20/28)(b)	510	490,167
McCormick & Co. Inc./MD
0.90%, 02/15/26 (Call 01/15/26)	405	362,103
3.40%, 08/15/27 (Call 05/15/27)	139	127,241
Mondelez International Holdings Netherlands BV
1.25%, 09/24/26 (Call 08/24/26)(b)	230	202,546
4.25%, 09/15/25(b)	290	281,953
Mondelez International Inc.
1.50%, 05/04/25 (Call 04/04/25)	361	338,189
2.63%, 03/17/27 (Call 02/17/27)	347	314,016
NBM U.S. Holdings Inc., 7.00%, 05/14/26 (Call 11/30/23)(d)	400	396,988
Nestle Holdings Inc.
0.63%, 01/15/26 (Call 12/15/25)(b)	290	261,183
1.00%, 09/15/27 (Call 07/15/27)(b)	430	365,744
1.15%, 01/14/27 (Call 12/14/26)(b)	295	259,364
3.50%, 09/24/25 (Call 07/24/25)(b)	305	295,029
4.00%, 09/12/25 (Call 08/12/25)(b)	355	347,460
4.13%, 10/01/27 (Call 09/01/27)(b)	345	331,184
5.00%, 03/14/28 (Call 02/14/28)(b)	745	734,699
5.00%, 09/12/28 (Call 08/12/28)(b)	150	148,435
5.25%, 03/13/26(b)	520	518,768
Performance Food Group Inc.
5.50%, 10/15/27 (Call 12/01/23)(b)	375	350,882
6.88%, 05/01/25 (Call 12/01/23)(b)	100	99,696
Post Holdings Inc.
5.63%, 01/15/28 (Call 11/16/23)(b)	315	292,579
5.75%, 03/01/27 (Call 11/16/23)(b)	180	171,717
Sigma Alimentos SA de CV, 4.13%, 05/02/26 (Call 02/02/26)(d)	400	376,633
Sigma Holdco BV, 7.88%, 05/15/26 (Call 11/13/23)(b)	170	142,702
Smithfield Foods Inc., 4.25%, 02/01/27 (Call 11/01/26)(b)	262	240,657
Sysco Corp.
3.25%, 07/15/27 (Call 04/15/27)	107	97,428
3.30%, 07/15/26 (Call 04/15/26)	532	497,425
3.75%, 10/01/25 (Call 07/01/25)	85	81,450
TreeHouse Foods Inc., 4.00%, 09/01/28 (Call 11/16/23)	160	131,426
Tyson Foods Inc.
3.55%, 06/02/27 (Call 03/02/27)	276	254,196
4.00%, 03/01/26 (Call 01/01/26)	492	471,704
U.S. Foods Inc., 6.88%, 09/15/28 (Call 09/15/25)	100	98,199
Ulker Biskuvi Sanayi AS, 6.95%, 10/30/25(d)	200	186,750
United Natural Foods Inc., 6.75%, 10/15/28 (Call 12/01/23)(b)	37	28,912
Yili Holding Investment Co., 1.63%, 11/19/25 (Call 10/19/25)(d)	200	183,312

		22,647,009

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food Service — 0.0%
Aramark Services Inc.
5.00%, 04/01/25 (Call 12/01/23)(b)	$220	$215,263
5.00%, 02/01/28 (Call 12/01/23)(b)	410	376,065
TKC Holdings Inc., 6.88%, 05/15/28 (Call 05/15/24)(b)	150	129,441

		720,769

Forest Products & Paper — 0.1%
Celulosa Arauco y Constitucion SA, 3.88%, 11/02/27 (Call 08/02/27)	215	192,483
Georgia-Pacific LLC
0.95%, 05/15/26 (Call 04/15/26)(b)	45	39,893
1.75%, 09/30/25 (Call 08/30/25)(b)	459	425,638
2.10%, 04/30/27 (Call 02/28/27)(b)	165	146,509
3.60%, 03/01/25 (Call 12/01/24)(b)	467	453,478
Inversiones CMPC SA, 4.38%, 04/04/27(d)	200	187,269
Mercer International Inc.
5.50%, 01/15/26 (Call 12/01/23)	96	89,574
12.88%, 10/01/28 (Call 10/01/25)(b)	25	25,259
Suzano Austria GmbH, 5.75%, 07/14/26(d)	200	195,931
Suzano International Finance BV
4.00%, 01/14/25	252	244,751
5.50%, 01/17/27	353	343,324

		2,344,109

Gas — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25 (Call 02/20/25)	240	230,384
5.75%, 05/20/27 (Call 02/20/27)	205	188,342
5.88%, 08/20/26 (Call 05/20/26)	225	210,947
9.38%, 06/01/28 (Call 06/01/25)(b)	165	163,571
APA Infrastructure Ltd.
4.20%, 03/23/25 (Call 12/23/24)(b)	725	705,343
4.25%, 07/15/27 (Call 04/15/27)(b)	70	65,553
Atmos Energy Corp., 3.00%, 06/15/27 (Call 03/15/27)	5	4,588
Beijing Gas Singapore Capital Corp., 1.88%, 01/18/25(d)	200	190,341
Boston Gas Co., 3.15%, 08/01/27 (Call 05/01/27)(b)	25	22,348
Brooklyn Union Gas Co. (The)
3.41%, 03/10/26 (Call 12/10/25)(b)	265	248,633
4.63%, 08/05/27 (Call 07/05/27)(b)	230	216,266
CenterPoint Energy Resources Corp., 5.25%, 03/01/28 (Call 02/01/28)	355	347,254
East Ohio Gas Co. (The), 1.30%, 06/15/25 (Call 05/15/25)(b)	398	369,523
Eastern Energy Gas Holdings LLC
3.60%, 12/15/24 (Call 09/15/24)	234	227,401
Series A, 2.50%, 11/15/24 (Call 10/15/24)	305	293,976
ENN Clean Energy International Investment Ltd.,
3.38%, 05/12/26 (Call 05/12/24)(d)	400	366,700
ENN Energy Holdings Ltd., 4.63%, 05/17/27 (Call 04/17/27)(d)	400	381,916
KeySpan Gas East Corp., 2.74%, 08/15/26 (Call 05/15/26)(b)	265	241,470
Korea Gas Corp.
1.13%, 07/13/26(d)	400	356,001
3.50%, 07/21/25(d)	200	193,169
3.50%, 07/02/26(d)	400	379,610
National Fuel Gas Co.
4.75%, 09/01/28 (Call 06/01/28)	10	9,250
5.20%, 07/15/25 (Call 04/15/25)	305	299,765

Security	Par (000)	Value

Gas (continued)
5.50%, 01/15/26 (Call 12/15/25)	$155	$151,970
5.50%, 10/01/26	130	127,280
NiSource Inc.
0.95%, 08/15/25 (Call 07/15/25)	772	705,467
3.49%, 05/15/27 (Call 02/15/27)	5	4,600
5.25%, 03/30/28 (Call 02/29/28)	395	383,696
SGSP Australia Assets Pty Ltd., 3.25%, 07/29/26(d)	200	186,517
Shaoxing City Investment Group Ltd., 2.50%, 08/19/26 (Call 05/19/26)(d)	400	359,875
Southern California Gas Co.
2.95%, 04/15/27 (Call 03/15/27)	820	747,675
3.20%, 06/15/25 (Call 03/15/25)	75	72,177
Series TT, 2.60%, 06/15/26 (Call 03/15/26)	157	144,958
Southern Co. Gas Capital Corp., 3.25%, 06/15/26 (Call 03/15/26)	295	276,715
Southwest Gas Corp., 5.45%, 03/23/28 (Call 02/23/28)	65	63,468
Talent Yield International Ltd., 2.00%, 05/06/26 (Call 04/26/26)(d)	200	182,182

		9,118,931

Hand & Machine Tools — 0.0%
Regal Rexnord Corp.
6.05%, 02/15/26(b)	100	98,343
6.05%, 04/15/28 (Call 03/15/28)(b)	575	550,341
Stanley Black & Decker Inc.
2.30%, 02/24/25 (Call 11/13/23)	125	119,161
3.40%, 03/01/26 (Call 01/01/26)	175	165,087
4.00%, 03/15/60 (Call 03/15/25), (5-year CMT + 2.657%)(a)	245	200,239
6.00%, 03/06/28 (Call 02/06/28)	265	264,552
Werner FinCo LP/Werner FinCo Inc., 11.50%, 06/15/28 (Call 06/15/25)(b)(c)	75	75,706

		1,473,429

Health Care - Products — 0.2%
Abbott Laboratories
1.15%, 01/30/28 (Call 11/30/27)	20	16,939
2.95%, 03/15/25 (Call 12/15/24)	773	747,767
3.75%, 11/30/26 (Call 08/30/26)	190	181,797
3.88%, 09/15/25 (Call 06/15/25)	10	9,732
Agilent Technologies Inc., 3.05%, 09/22/26 (Call 06/22/26)	5	4,637
Alcon Finance Corp., 2.75%, 09/23/26 (Call 07/23/26)(b)	230	210,279
Avantor Funding Inc., 4.63%, 07/15/28 (Call 12/01/23)(b)	500	445,932
Bausch & Lomb Escrow Corp., 8.38%, 10/01/28 (Call 10/01/25)(b)	440	437,294
Baxter International Inc.
1.92%, 02/01/27 (Call 01/01/27)	747	654,616
2.60%, 08/15/26 (Call 05/15/26)	10	9,117
Boston Scientific Corp., 1.90%, 06/01/25 (Call 05/01/25)	434	408,254
Danaher Corp., 3.35%, 09/15/25 (Call 06/15/25)	30	28,806
DH Europe Finance II Sarl, 2.20%, 11/15/24 (Call 10/15/24)	529	509,926
GE HealthCare Technologies Inc.
5.55%, 11/15/24	440	438,115
5.60%, 11/15/25 (Call 10/15/25)	725	720,516
5.65%, 11/15/27 (Call 10/15/27)	575	569,188
HCA Inc., 3.13%, 03/15/27 (Call 02/15/27)	472	425,795

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Products (continued)
Hologic Inc., 4.63%, 02/01/28 (Call 12/01/23)(b)	$70	$63,919
Medtronic Global Holdings SCA, 4.25%, 03/30/28 (Call 02/29/28)	165	157,112
Olympus Corp., 2.14%, 12/08/26 (Call 11/08/26)(b)	50	44,554
Stryker Corp.
1.15%, 06/15/25 (Call 05/15/25)	434	403,153
3.38%, 11/01/25 (Call 08/01/25)	521	497,905
3.50%, 03/15/26 (Call 12/15/25)	317	301,516
Teleflex Inc.
4.25%, 06/01/28 (Call 12/01/23)(b)	125	110,534
4.63%, 11/15/27 (Call 11/16/23)	185	169,875
Thermo Fisher Scientific Inc.
4.80%, 11/21/27 (Call 10/21/27)	374	366,209
4.95%, 08/10/26 (Call 07/10/26)	500	495,079
Varex Imaging Corp., 7.88%, 10/15/27 (Call 12/01/23)(b)(c)	110	108,321
Zimmer Biomet Holdings Inc.
1.45%, 11/22/24 (Call 11/13/23)	130	123,843
3.05%, 01/15/26 (Call 12/15/25)	457	429,563

		9,090,293

Health Care - Services — 0.7%
Acadia Healthcare Co. Inc., 5.50%, 07/01/28 (Call 12/01/23)(b)	150	138,634
Aetna Inc., 3.50%, 11/15/24 (Call 08/15/24)	278	271,013
Akumin Escrow Inc., 7.50%, 08/01/28 (Call 08/01/24)(b)(c)	106	83,831
Akumin Inc., 7.00%, 11/01/25 (Call 12/01/23)(b)(c)	155	131,847
Catalent Pharma Solutions Inc., 5.00%, 07/15/27 (Call 12/01/23)(b)	195	174,198
Centene Corp.
2.45%, 07/15/28 (Call 05/15/28)	950	798,957
4.25%, 12/15/27 (Call 11/16/23)	955	878,953
Charles River Laboratories International Inc., 4.25%, 05/01/28 (Call 11/16/23)(b)	200	177,999
CHS/Community Health Systems Inc.
5.63%, 03/15/27 (Call 12/15/23)(b)	635	518,766
6.88%, 04/01/28 (Call 11/16/23)(b)	202	87,012
8.00%, 03/15/26 (Call 12/01/23)(b)(c)	695	635,748
8.00%, 12/15/27 (Call 11/16/23)(b)	232	197,089
CommonSpirit Health
1.55%, 10/01/25 (Call 07/01/25)	312	285,979
6.07%, 11/01/27 (Call 08/01/27)	200	199,395
Elevance Health Inc.
1.50%, 03/15/26 (Call 02/15/26)	307	278,055
2.38%, 01/15/25 (Call 12/15/24)	293	281,118
3.35%, 12/01/24 (Call 10/01/24)	315	306,642
3.65%, 12/01/27 (Call 09/01/27)	545	501,994
4.10%, 03/01/28 (Call 12/01/27)	720	672,610
4.90%, 02/08/26 (Call 02/08/24)	275	269,842
5.35%, 10/15/25 (Call 09/15/25)	225	223,287
Encompass Health Corp.
4.50%, 02/01/28 (Call 12/01/23)	295	265,946
5.75%, 09/15/25 (Call 12/01/23)	138	134,652
Fresenius Medical Care U.S. Finance II Inc., 4.75%, 10/15/24 (Call 07/17/24)(b)	205	200,288
Fresenius Medical Care U.S. Finance III Inc., 1.88%, 12/01/26 (Call 11/01/26)(b)	105	90,391
Global Medical Response Inc., 6.50%, 10/01/25 (Call 12/01/23)(b)(h)(i)	190	121,048
HCA Inc.
4.50%, 02/15/27 (Call 08/15/26)	575	543,517

Security	Par (000)	Value

Health Care - Services (continued)
5.20%, 06/01/28 (Call 05/01/28)	$475	$452,188
5.25%, 04/15/25	578	569,931
5.25%, 06/15/26 (Call 12/15/25)	576	562,267
5.38%, 02/01/25	935	925,114
5.38%, 09/01/26 (Call 03/01/26)	419	409,744
5.88%, 02/15/26 (Call 08/15/25)	593	587,759
Health Care Service Corp. A Mutual Legal Reserve Co., 1.50%, 06/01/25 (Call 05/01/25)(b)	282	262,124
Heartland Dental LLC/Heartland Dental
Finance Corp.
8.50%, 05/01/26 (Call 12/01/23)(b)(c)	115	105,467
10.50%, 04/30/28 (Call 05/15/25)(b)	215	206,655
Highmark Inc., 1.45%, 05/10/26 (Call 04/10/26)(b)	306	272,227
Humana Inc.
1.35%, 02/03/27 (Call 01/03/27)	712	617,105
3.95%, 03/15/27 (Call 12/15/26)	70	65,979
4.50%, 04/01/25 (Call 03/01/25)	284	278,957
5.75%, 03/01/28 (Call 02/01/28)	200	199,125
IQVIA Inc.
5.00%, 10/15/26 (Call 12/01/23)(b)	375	357,543
5.00%, 05/15/27 (Call 12/01/23)(b)	390	367,683
5.70%, 05/15/28 (Call 04/15/28)(b)	200	191,801
Laboratory Corp. of America Holdings
1.55%, 06/01/26 (Call 05/01/26)	332	297,195
2.30%, 12/01/24 (Call 11/01/24)	190	182,511
3.60%, 02/01/25 (Call 11/01/24)	441	428,283
3.60%, 09/01/27 (Call 06/01/27)	10	9,301
Legacy LifePoint Health LLC, 4.38%, 02/15/27 (Call 12/01/23)(b)	205	169,470
ModivCare Inc., 5.88%, 11/15/25 (Call 12/01/23)(b)	195	185,675
Molina Healthcare Inc., 4.38%, 06/15/28 (Call 12/01/23)(b)	300	267,830
PeaceHealth Obligated Group, Series 2020, 1.38%, 11/15/25 (Call 08/15/25)	295	268,659
Prime Healthcare Services Inc., 7.25%, 11/01/25 (Call 12/01/23)(b)	275	251,624
Quest Diagnostics Inc.
3.45%, 06/01/26 (Call 03/01/26)	260	245,036
3.50%, 03/30/25 (Call 12/30/24)	365	351,822
Quorum Health Corp., 11.63%, 04/15/23(j)	100	—
Radiology Partners Inc., 9.25%, 02/01/28 (Call 12/01/23)(b)	50	18,614
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., 9.75%, 12/01/26 (Call 12/01/23)(b)(c)	430	404,939
Roche Holdings Inc.
0.99%, 03/05/26 (Call 02/05/26)(b)	250	225,908
2.13%, 03/10/25 (Call 02/10/25)(b)	735	703,678
2.31%, 03/10/27 (Call 02/10/27)(b)	760	686,774
2.63%, 05/15/26 (Call 02/15/26)(b)	200	186,672
3.00%, 11/10/25 (Call 08/10/25)(b)	50	47,782
3.63%, 09/17/28 (Call 06/17/28)(b)	50	46,312
RP Escrow Issuer LLC, 5.25%, 12/15/25 (Call 12/01/23)(b)(c)	260	187,809
Select Medical Corp., 6.25%, 08/15/26 (Call 12/01/23)(b)	435	423,193
SSM Health Care Corp., 4.89%, 06/01/28 (Call 03/01/28)	177	170,975
Surgery Center Holdings Inc.
6.75%, 07/01/25 (Call 12/01/23)(b)	68	66,562
10.00%, 04/15/27 (Call 12/01/23)(b)	100	100,162

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
Sutter Health, Series 20A, 1.32%, 08/15/25 (Call 05/15/25)	$222	$203,067
Team Health Holdings Inc., 6.38%, 02/01/25 (Call 11/16/23)(b)(c)	250	200,377
Tenet Healthcare Corp.
4.63%, 06/15/28 (Call 11/16/23)	200	178,064
4.88%, 01/01/26 (Call 11/16/23)	700	671,558
5.13%, 11/01/27 (Call 11/16/23)	530	489,687
6.13%, 10/01/28 (Call 12/01/23)(c)	800	740,109
6.25%, 02/01/27 (Call 11/16/23)	530	509,139
U.S. Acute Care Solutions LLC, 6.38%, 03/01/26 (Call 12/01/23)(b)	245	209,313
UnitedHealth Group Inc.
3.70%, 05/15/27 (Call 04/15/27)	500	471,100
1.15%, 05/15/26 (Call 04/15/26)	467	421,587
1.25%, 01/15/26	228	208,347
2.95%, 10/15/27	315	286,579
3.10%, 03/15/26	177	168,003
3.38%, 04/15/27	45	42,044
3.45%, 01/15/27	153	143,820
3.75%, 07/15/25	606	590,163
3.85%, 06/15/28	720	671,720
5.15%, 10/15/25	405	403,427
5.25%, 02/15/28 (Call 01/15/28)	350	347,571
Universal Health Services Inc., 1.65%, 09/01/26 (Call 08/01/26)	355	312,980
UPMC, Series D-1, 3.60%, 04/03/25	75	72,491

		28,168,412

Holding Companies - Diversified — 0.5%
Amipeace Ltd.
1.50%, 10/22/25(d)	200	184,172
1.75%, 11/09/26(d)	200	179,539
2.50%, 12/05/24(d)	200	192,844
Ares Capital Corp.
2.15%, 07/15/26 (Call 06/15/26)	417	366,247
2.88%, 06/15/27 (Call 05/15/27)	35	30,307
2.88%, 06/15/28 (Call 04/15/28)	210	173,931
3.25%, 07/15/25 (Call 06/15/25)	516	483,919
3.88%, 01/15/26 (Call 12/15/25)	455	425,420
4.25%, 03/01/25 (Call 01/01/25)	299	287,792
7.00%, 01/15/27	150	149,471
Bain Capital Specialty Finance Inc.
2.55%, 10/13/26 (Call 09/13/26)	170	145,995
2.95%, 03/10/26 (Call 02/10/26)	187	166,460
Barings BDC Inc., 3.30%, 11/23/26 (Call 10/13/26)	195	170,703
Benteler International, Class A, 10.50%, 05/15/28 (Call 05/15/25)(b)	160	161,585
Blackstone Private Credit Fund
2.63%, 12/15/26 (Call 11/15/26)	487	417,020
2.70%, 01/15/25 (Call 11/15/24)	282	267,553
3.25%, 03/15/27 (Call 02/15/27)	390	336,104
4.70%, 03/24/25(c)	467	451,623
7.05%, 09/29/25	220	219,198
Blackstone Secured Lending Fund
2.13%, 02/15/27 (Call 01/15/27)	215	181,392
2.75%, 09/16/26 (Call 08/19/26)	285	250,035
3.63%, 01/15/26 (Call 12/15/25)	345	318,606
Blue Owl Capital Corp.
2.63%, 01/15/27 (Call 12/15/26)	125	106,695
3.40%, 07/15/26 (Call 06/15/26)	280	249,655
3.75%, 07/22/25 (Call 06/22/25)	247	231,006

Security	Par (000)	Value

Holding Companies - Diversified (continued)
4.00%, 03/30/25 (Call 02/28/25)	$267	$253,968
4.25%, 01/15/26 (Call 12/15/25)	264	245,994
Blue Owl Credit Income Corp.
3.13%, 09/23/26 (Call 08/23/26)	65	57,008
4.70%, 02/08/27 (Call 01/08/27)	243	219,529
5.50%, 03/21/25	5	4,836
7.75%, 09/16/27 (Call 08/16/27)	210	206,589
Blue Owl Technology Finance Corp.
2.50%, 01/15/27 (Call 12/15/26)	225	186,996
3.75%, 06/17/26 (Call 05/17/26)(b)	45	39,888
4.75%, 12/15/25 (Call 11/15/25)(b)	163	150,913
Bright Galaxy International Ltd., 3.25%, 07/15/26(d)	200	174,246
Ccthk 2021 Ltd., 2.75%, 01/19/27(d)	200	180,285
CITIC Ltd.
2.45%, 02/25/25(d)	400	382,293
2.88%, 02/17/27 (Call 01/17/27)(d)	200	182,955
3.70%, 06/14/26(d)	200	189,811
3.88%, 02/28/27(d)	400	377,693
CK Hutchison International 21 Ltd., 1.50%, 04/15/26 (Call 03/15/26)(b)	460	416,307
FS KKR Capital Corp.
2.63%, 01/15/27 (Call 12/15/26)	15	12,775
3.13%, 10/12/28 (Call 08/12/28)	100	80,396
3.25%, 07/15/27 (Call 06/15/27)	240	205,669
3.40%, 01/15/26 (Call 12/15/25)	412	376,815
4.13%, 02/01/25 (Call 01/01/25)(c)	80	77,085
4.25%, 02/14/25 (Call 01/14/25)(b)	140	134,130
Fund of National Welfare Samruk-Kazyna JSC, 2.00%, 10/28/26 (Call 07/28/26)(d)	200	177,048
Gaci First Investment Co., 5.00%, 10/13/27 (Call 09/13/27)(d)	400	387,982
Goldman Sachs BDC Inc.
2.88%, 01/15/26 (Call 12/15/25)	320	294,317
3.75%, 02/10/25 (Call 01/10/25)	201	193,720
Golub Capital BDC Inc.
2.05%, 02/15/27 (Call 01/15/27)	175	147,273
2.50%, 08/24/26 (Call 07/24/26)	250	218,769
Grupo de Inversiones Suramericana SA, 5.50%, 04/29/26(d)	200	187,897
Guohui International Bvi Co. Ltd., 3.15%, 08/27/25(d)	400	374,503
Huarong Finance 2017 Co. Ltd.
4.25%, 11/07/27(d)	200	169,046
4.75%, 04/27/27(d)	400	348,000
Huarong Finance 2019 Co. Ltd., 3.25%, 11/13/24 (Call 10/13/24)(d)	200	189,517
Huarong Finance II Co. Ltd.
4.63%, 06/03/26(d)	400	357,945
4.88%, 11/22/26(d)	400	354,298
5.00%, 11/19/25(d)	400	368,971
5.50%, 01/16/25(d)	400	384,055
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
5.25%, 05/15/27 (Call 11/15/26)	483	413,582
6.25%, 05/15/26 (Call 12/01/23)	410	375,152
6.38%, 12/15/25 (Call 12/01/23)	280	263,476
ICD Funding Ltd., 3.22%, 04/28/26 (Call 03/28/26)(d)	200	185,518
Khazanah Global Sukuk Bhd, 4.69%, 06/01/28(d)	200	192,076
KOC Holding AS, 6.50%, 03/11/25 (Call 12/11/24)(d)	200	197,732

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Holding Companies - Diversified (continued)
Main Street Capital Corp., 3.00%, 07/14/26 (Call 06/14/26)	$247	$218,527
MDGH GMTN RSC Ltd.
2.50%, 11/07/24 (Call 10/07/24)(d)	200	192,590
2.50%, 05/21/26 (Call 04/21/26)(d)	600	554,781
3.00%, 03/28/27 (Call 02/28/27)(d)	200	182,852
Morgan Stanley Direct Lending Fund, 4.50%, 02/11/27 (Call 01/11/27)	90	82,481
Oaktree Specialty Lending Corp.
2.70%, 01/15/27 (Call 12/15/26)	5	4,273
3.50%, 02/25/25 (Call 01/25/25)	315	299,988
Owl Rock Capital Corp. III, 3.13%, 04/13/27 (Call 03/13/27)	15	12,784
Prospect Capital Corp.
3.36%, 11/15/26 (Call 10/15/26)	70	60,052
3.71%, 01/22/26 (Call 12/22/25)	190	170,896
Rongshi International Finance Ltd.
1.50%, 11/05/25 (Call 10/05/25)(d)	400	367,749
3.63%, 05/04/27(d)	200	187,752
Senaat Sukuk Ltd., 4.76%, 12/05/25(d)	200	196,393
SFG International Holdings Co. Ltd., 2.40%, 06/03/26(d)	200	179,399
Sixth Street Specialty Lending Inc.
2.50%, 08/01/26 (Call 07/01/26)	40	35,258
3.88%, 11/01/24 (Call 10/01/24)	300	291,181
Stena International SA, 6.13%, 02/01/25 (Call 11/13/23)(b)	160	157,354
Swire Pacific MTN Financing Ltd., 3.88%, 09/21/25(d)	200	192,739
Temasek Financial I Ltd., 3.63%, 08/01/28 (Call 05/01/28)(b)	500	467,825
Yieldking Investment Ltd., 2.80%, 08/18/26(d)	200	182,944

		20,122,148

Home Builders — 0.1%
Adams Homes Inc.
7.50%, 02/15/25 (Call 11/16/23)(b)	26	25,409
9.25%, 10/15/28 (Call 10/15/25)(b)	75	73,254
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.63%, 01/15/28 (Call 12/01/23)(b)	90	82,422
Beazer Homes USA Inc.
5.88%, 10/15/27 (Call 11/16/23)	140	125,031
6.75%, 03/15/25 (Call 11/16/23)(c)	80	79,288
Brookfield Residential Properties Inc./Brookfield Residential U.S. LLC, 6.25%, 09/15/27 (Call 12/01/23)(b)	200	174,956
Century Communities Inc., 6.75%, 06/01/27 (Call 12/01/23)	195	188,165
DR Horton Inc.
1.30%, 10/15/26 (Call 09/15/26)	527	462,431
1.40%, 10/15/27 (Call 08/15/27)	90	75,820
Dream Finders Homes Inc., 8.25%, 08/15/28 (Call 08/15/25)(b)(c)	110	108,938
Empire Communities Corp., 7.00%, 12/15/25 (Call 12/01/23)(b)	190	176,688
Forestar Group Inc.
3.85%, 05/15/26 (Call 12/01/23)(b)	140	125,160
5.00%, 03/01/28 (Call 12/01/23)(b)	70	61,633
Installed Building Products Inc., 5.75%, 02/01/28 (Call 11/16/23)(b)	110	99,769
KB Home, 6.88%, 06/15/27 (Call 12/15/26)	130	129,036

Security	Par (000)	Value

Home Builders (continued)
Lennar Corp.
4.75%, 05/30/25 (Call 02/28/25)	$270	$264,465
4.75%, 11/29/27 (Call 05/29/27)	588	559,512
5.00%, 06/15/27 (Call 12/15/26)	45	43,422
5.25%, 06/01/26 (Call 12/01/25)	120	117,920
M/I Homes Inc., 4.95%, 02/01/28 (Call 11/16/23)	162	145,315
Mattamy Group Corp., 5.25%, 12/15/27 (Call 12/01/23)(b)	190	171,123
Meritage Homes Corp.
5.13%, 06/06/27 (Call 12/06/26)	105	99,459
6.00%, 06/01/25 (Call 03/01/25)	62	60,837
New Home Co. Inc. (The), 8.25%, 10/15/27 (Call 10/15/25)(b)(c)	85	78,497
PulteGroup Inc.
5.00%, 01/15/27 (Call 10/15/26)	65	63,188
5.50%, 03/01/26 (Call 12/01/25)	260	256,961
Shea Homes LP/Shea Homes Funding Corp.,
4.75%, 02/15/28 (Call 12/01/23)	185	163,502
STL Holding Co. LLC, 7.50%, 02/15/26 (Call 11/16/23)(b)	80	74,960
Taylor Morrison Communities Inc.
5.75%, 01/15/28 (Call 10/15/27)(b)	175	159,233
5.88%, 06/15/27 (Call 03/15/27)(b)	195	182,809
Toll Brothers Finance Corp.
4.35%, 02/15/28 (Call 11/15/27)	20	18,367
4.88%, 11/15/25 (Call 08/15/25)	181	175,738
4.88%, 03/15/27 (Call 12/15/26)	274	260,967
Tri Pointe Homes Inc.
5.25%, 06/01/27 (Call 12/01/26)	115	105,084
5.70%, 06/15/28 (Call 12/15/27)	100	89,399
Winnebago Industries Inc., 6.25%, 07/15/28 (Call 12/01/23)(b)	50	47,055

		5,125,813

Home Furnishings — 0.0%
Harman International Industries Inc., 4.15%, 05/15/25 (Call 02/15/25)	62	60,240
Leggett & Platt Inc.
3.50%, 11/15/27 (Call 08/15/27)	210	188,656
3.80%, 11/15/24 (Call 08/15/24)	24	23,360
TCL Technology Investment, 1.88%, 07/14/25(d)	212	196,347
Whirlpool Corp., 3.70%, 05/01/25	127	122,731

		591,334

Household Products & Wares — 0.1%
Central Garden & Pet Co., 5.13%, 02/01/28 (Call 12/01/23)(c)	45	41,702
Church & Dwight Co. Inc., 3.15%, 08/01/27 (Call 05/01/27)	335	307,744
Clorox Co. (The)
3.10%, 10/01/27 (Call 07/01/27)	55	49,788
3.90%, 05/15/28 (Call 02/15/28)	405	372,973
Kimberly-Clark Corp.
1.05%, 09/15/27 (Call 07/15/27)	95	80,741
3.05%, 08/15/25	92	88,215
Kronos Acquisition Holdings Inc./KIK Custom Products Inc.
5.00%, 12/31/26 (Call 12/01/23)(b)	160	144,871
7.00%, 12/31/27 (Call 12/31/23)(b)	170	145,136
Reckitt Benckiser Treasury Services PLC, 3.00%, 06/26/27 (Call 03/26/27)(b)	845	770,196

		2,001,366

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housewares — 0.0%
American Greetings Corp., 8.75%, 04/15/25 (Call 12/01/23)(b)	$57	$56,135
CD&R Smokey Buyer Inc., 6.75%, 07/15/25 (Call 12/01/23)(b)	255	243,121
Newell Brands Inc.
4.00%, 12/01/24 (Call 09/01/24)	75	72,281
4.88%, 06/01/25 (Call 05/01/25)	185	177,668
5.20%, 04/01/26 (Call 01/01/26)	650	613,309
6.38%, 09/15/27 (Call 06/15/27)(c)	185	173,267
Scotts Miracle-Gro Co. (The), 5.25%, 12/15/26 (Call 11/16/23)(c)	90	83,586
Turkiye Sise ve Cam Fabrikalari AS, 6.95%, 03/14/26 (Call 12/14/25)(d)	200	193,255

		1,612,622

Insurance — 1.3%
Acrisure LLC/Acrisure Finance Inc.
7.00%, 11/15/25 (Call 12/01/23)(b)	330	320,309
10.13%, 08/01/26 (Call 12/01/23)(b)	160	161,073
Aegon NV, 5.50%, 04/11/48 (Call 04/11/28), (6-mo. LIBOR US + 3.540%)(a)	675	613,835
Aflac Inc.
1.13%, 03/15/26 (Call 02/15/26)	80	71,855
2.88%, 10/15/26 (Call 07/15/26)	5	4,617
AIA Group Ltd.
2.70%, (Call 04/07/26), (5-year CMT + 1.758%)(a)(d)(e)	400	348,076
3.20%, 03/11/25 (Call 12/11/24)(b)	225	217,624
5.63%, 10/25/27 (Call 09/25/27)(b)	645	644,252
AIG Global Funding, 0.90%, 09/22/25(b)	255	231,797
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
4.25%, 10/15/27 (Call 12/01/23)(b)	250	219,720
6.75%, 10/15/27 (Call 12/01/23)(b)	455	415,133
6.75%, 04/15/28 (Call 04/15/25)(b)	405	385,128
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25 (Call 07/29/25)	315	301,880
Allstate Corp. (The)
0.75%, 12/15/25 (Call 11/15/25)	425	382,982
3.28%, 12/15/26 (Call 09/15/26)	65	60,382
American Equity Investment Life Holding Co., 5.00%, 06/15/27 (Call 03/15/27)	41	37,987
American International Group Inc.
2.50%, 06/30/25 (Call 05/30/25)	376	354,854
3.90%, 04/01/26 (Call 01/01/26)	455	433,512
4.20%, 04/01/28 (Call 01/01/28)	200	185,588
Series A-9, 5.75%, 04/01/48 (Call 04/01/28), (3-mo. LIBOR US + 2.868%)(a)	100	90,913
Aon Global Ltd.
2.85%, 05/28/27 (Call 04/28/27)	380	343,540
3.88%, 12/15/25 (Call 09/15/25)	275	263,396
Argentum Netherlands BV for Swiss Re Ltd., 5.75%, 08/15/50 (Call 08/15/25), (3-mo. LIBOR US + 3.593%)(a)(d)	400	384,832
AssuredPartners Inc., 7.00%, 08/15/25 (Call 12/01/23)(b)	195	191,077
Athene Global Funding
1.45%, 01/08/26(b)(c)	290	259,564
1.61%, 06/29/26(b)	250	218,328
1.72%, 01/07/25(b)	330	310,853
1.73%, 10/02/26(b)	335	290,758
1.99%, 08/19/28(b)	5	4,051

Security	Par (000)	Value

Insurance (continued)
2.50%, 01/14/25(b)	$293	$278,251
2.55%, 06/29/25(b)	102	94,941
2.95%, 11/12/26(b)	60	53,889
Athene Holding Ltd., 4.13%, 01/12/28 (Call 10/12/27)	750	678,189
AXIS Specialty Finance PLC, 4.00%, 12/06/27 (Call 09/06/27)	5	4,590
Berkshire Hathaway Finance Corp., 2.30%, 03/15/27 (Call 02/15/27)	935	852,349
Berkshire Hathaway Inc., 3.13%, 03/15/26 (Call 12/15/25)	529	504,205
Brighthouse Financial Global Funding
1.55%, 05/24/26(b)	364	322,016
1.75%, 01/13/25(b)	425	401,418
China Life Insurance Overseas Co. Ltd., 5.35%, 08/15/33, (5-year CMT + 1.232%)(a)	400	388,053
China Taiping Insurance Holdings Co. Ltd., 6.40%, (Call 03/09/28), (5-year CMT + 2.072%)(a)(d)(e)	800	807,175
Chubb INA Holdings Inc.
3.15%, 03/15/25	100	96,497
3.35%, 05/03/26 (Call 02/03/26)	320	303,010
Cloverie PLC for Zurich Insurance Co. Ltd., 5.63%, 06/24/46 (Call 06/24/26), (3-mo. LIBOR US + 4.918%)(a)(d)	200	192,094
CNA Financial Corp., 3.45%, 08/15/27 (Call 05/15/27)	30	27,462
CNO Financial Group Inc., 5.25%, 05/30/25 (Call 02/28/25)	322	314,616
CNO Global Funding
1.65%, 01/06/25(b)	285	267,911
1.75%, 10/07/26(b)	270	236,545
Corebridge Financial Inc.
3.50%, 04/04/25 (Call 03/04/25)	487	468,383
3.65%, 04/05/27 (Call 03/05/27)	660	604,227
6.88%, 12/15/52 (Call 09/15/27), (5-year CMT + 3.846%)(a)	315	291,635
Corebridge Global Funding, 5.75%, 07/02/26(b)	205	202,064
Dai-Ichi Life Insurance Co. Ltd. (The), 4.00%, (Call 07/24/26), (3-mo. SOFR + 3.922%)(a)(b)(e)	1,015	953,220
Enstar Finance LLC
5.50%, 01/15/42 (Call 01/15/27), (5-year CMT + 4.006%)(a)	190	151,865
5.75%, 09/01/40 (Call 09/01/25), (5-year CMT + 5.468%)(a)	141	125,267
Equitable Financial Life Global Funding
1.00%, 01/09/26(b)	20	17,799
1.10%, 11/12/24(b)	300	285,289
1.30%, 07/12/26(b)	335	293,392
1.40%, 07/07/25(b)	135	124,462
1.70%, 11/12/26(b)	330	287,802
1.80%, 03/08/28(b)	200	165,279
5.45%, 03/03/28(b)	500	483,129
5.50%, 12/02/25(b)	366	360,288
Equitable Holdings Inc.
4.35%, 04/20/28 (Call 01/20/28)	400	366,309
7.00%, 04/01/28	5	5,140
F&G Annuities & Life Inc., 7.40%, 01/13/28 (Call 12/13/27)	100	98,694
F&G Global Funding
1.75%, 06/30/26(b)	445	390,549
2.00%, 09/20/28(b)	15	12,009

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
2.30%, 04/11/27(b)	$340	$292,759
5.15%, 07/07/25(b)	35	33,990
Fairfax Financial Holdings Ltd., 4.85%, 04/17/28 (Call 01/17/28)	200	188,856
Fidelity & Guaranty Life Holdings Inc., 5.50%, 05/01/25 (Call 02/01/25)(b)	295	288,178
Fidelity National Financial Inc., 4.50%, 08/15/28 (Call 05/15/28)	20	18,391
First American Financial Corp., 4.60%, 11/15/24	35	34,423
GA Global Funding Trust
1.63%, 01/15/26(b)	275	245,892
2.25%, 01/06/27(b)	395	344,865
Global Atlantic Fin Co., 4.70%, 10/15/51 (Call 07/15/26), (5-year CMT + 3.796%)(a)(b)	255	177,480
Great-West Lifeco U.S. Finance 2020 LP, 0.90%, 08/12/25 (Call 07/12/25)(b)	226	205,601
GTCR AP Finance Inc., 8.00%, 05/15/27 (Call 12/01/23)(b)	205	199,357
Guardian Life Global Funding
0.88%, 12/10/25(b)	120	107,910
1.10%, 06/23/25(b)	102	94,389
1.25%, 11/19/27(b)	40	33,644
1.40%, 07/06/27(b)(c)	20	17,187
3.25%, 03/29/27(b)	325	298,894
5.55%, 10/28/27(b)	465	461,604
5.74%, 10/02/28(b)	100	99,231
Guoren Property & Casualty Insurance Co Ltd., 3.35%, 06/01/26 (Call 03/01/26)(d)	200	173,118
Hanwha Life Insurance Co. Ltd., 3.38%, 02/04/32 (Call 02/04/27), (5-year CMT + 1.850%)(a)(d)	400	354,747
High Street Funding Trust I, 4.11%, 02/15/28 (Call 11/15/27)(b)	60	54,608
Horace Mann Educators Corp., 7.25%, 09/15/28 (Call 08/15/28)	50	49,894
Hub International Ltd., 7.00%, 05/01/26 (Call 11/13/23)(b)	595	579,755
Jackson Financial Inc., 5.17%, 06/08/27 (Call 05/08/27)(c)	90	85,812
Jackson National Life Global Funding
3.05%, 04/29/26(b)	20	18,360
3.88%, 06/11/25(b)	235	224,114
5.25%, 04/12/28(b)	150	138,465
5.50%, 01/09/26(b)	225	220,534
Kyobo Life Insurance Co. Ltd., 5.90%, 06/15/52 (Call 06/15/27), (5-year CMT + 2.887%)(a)(d)	200	192,129
Legal & General Group PLC, 5.25%, 03/21/47 (Call 03/21/27), (5-year USD Swap + 3.697%)(a)(d)	600	552,058
Liberty Mutual Group Inc., 4.13%, 12/15/51 (Call 09/15/26), (5-year CMT + 3.315%)(a)(b)	175	139,292
Lincoln National Corp.
3.35%, 03/09/25(c)	261	250,946
3.63%, 12/12/26 (Call 09/15/26)(c)	90	81,932
3.80%, 03/01/28 (Call 12/01/27)(c)	110	98,057
Loews Corp., 3.75%, 04/01/26 (Call 01/01/26)	214	204,627
Manulife Financial Corp.
4.06%, 02/24/32 (Call 02/24/27), (5-year USD ICE Swap + 1.647%)(a)	427	385,298
4.15%, 03/04/26	333	320,404

Security	Par (000)	Value

Insurance (continued)
Marsh & McLennan Companies Inc.
3.50%, 03/10/25 (Call 12/10/24)	$140	$135,698
3.75%, 03/14/26 (Call 12/14/25)	20	19,128
MassMutual Global Funding II
1.20%, 07/16/26(b)	60	53,178
2.80%, 03/21/25(b)	300	288,166
2.95%, 01/11/25(b)	380	367,650
4.15%, 08/26/25(b)	228	221,859
4.50%, 04/10/26(b)	200	194,488
5.05%, 12/07/27(b)	440	428,089
5.05%, 06/14/28(b)	200	193,044
Meiji Yasuda Life Insurance Co., 5.10%, 04/26/48 (Call 04/26/28), (5-year USD ICE Swap + 3.150%)(a)(b)	715	678,200
Mercury General Corp., 4.40%, 03/15/27 (Call 12/15/26)	40	36,768
Met Tower Global Funding
1.25%, 09/14/26(b)	365	320,674
3.70%, 06/13/25(b)	235	226,482
5.40%, 06/20/26(b)	150	148,291
MetLife Inc., 3.00%, 03/01/25	280	269,250
Metropolitan Life Global Funding I
0.95%, 07/02/25(b)	254	234,010
2.80%, 03/21/25(b)(c)	330	317,173
4.05%, 08/25/25(b)	160	154,984
4.40%, 06/30/27(b)	555	525,291
5.00%, 01/06/26(b)	265	260,929
5.05%, 01/06/28(b)	550	532,580
5.40%, 09/12/28(b)	150	146,208
MGIC Investment Corp., 5.25%, 08/15/28 (Call 11/16/23)	200	184,606
Muang Thai Life Assurance PCL, 3.55%, 01/27/37 (Call 10/27/26), (10-year CMT + 2.400%)(a)(d)	200	176,855
Mutual of Omaha Cos Global Funding, 5.80%, 07/27/26(b)	100	99,647
New York Life Global Funding
0.85%, 01/15/26(b)	135	121,559
0.95%, 06/24/25(b)	268	247,739
1.15%, 06/09/26(b)	365	324,089
1.45%, 01/14/25(b)	175	166,167
2.00%, 01/22/25(b)	130	124,361
3.00%, 01/10/28(b)	300	268,769
3.25%, 04/07/27(b)	440	407,558
3.60%, 08/05/25(b)	192	185,697
4.70%, 04/02/26(b)	415	405,737
4.85%, 01/09/28(b)	385	371,769
4.90%, 06/13/28(b)	110	105,818
5.45%, 09/18/26(b)	175	173,965
NMI Holdings Inc., 7.38%, 06/01/25 (Call 03/30/25)(b)	166	166,305
Northwestern Mutual Global Funding
0.80%, 01/14/26(b)	50	44,871
1.75%, 01/11/27(b)	497	435,962
4.00%, 07/01/25(b)	204	198,276
4.35%, 09/15/27(b)	60	57,032
4.70%, 04/06/26(b)	330	320,512
4.90%, 06/12/28(b)	120	115,094
Old Republic International Corp., 3.88%, 08/26/26 (Call 07/26/26)	90	84,715
Pacific Life Global Funding II
1.20%, 06/24/25(b)	15	13,906

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
1.38%, 04/14/26(b)	$245	$220,456
1.60%, 09/21/28(b)	10	8,064
5.50%, 08/28/26(b)	100	99,213
5.50%, 07/18/28(b)	1,085	1,060,692
Phoenix Group Holdings PLC, 4.75%, 09/04/31 (Call 06/04/26), (5-year CMT + 4.276%)(a)(d)	200	181,545
Pricoa Global Funding I
0.80%, 09/01/25(b)	370	338,698
1.15%, 12/06/24(b)	185	175,347
1.20%, 09/01/26(b)	560	492,677
4.20%, 08/28/25(b)	370	360,093
5.10%, 05/30/28(b)	550	534,202
5.55%, 08/28/26(b)	150	149,148
Principal Financial Group Inc., 3.40%, 05/15/25 (Call 02/15/25)	45	43,191
Principal Life Global Funding, 1.38%, 01/10/25(b)	135	127,892
Principal Life Global Funding II
0.88%, 01/12/26(b)	360	321,944
1.25%, 06/23/25(b)	335	309,998
1.25%, 08/16/26(b)	325	285,275
1.50%, 11/17/26(b)	380	333,098
2.25%, 11/21/24(b)	280	267,399
3.00%, 04/18/26(b)	405	375,770
5.50%, 06/28/28(b)	270	261,231
Progressive Corp. (The)
2.45%, 01/15/27	5	4,531
2.50%, 03/15/27 (Call 02/15/27)	305	275,439
Protective Life Global Funding
1.17%, 07/15/25(b)	300	276,173
1.30%, 09/20/26(b)	220	192,414
1.62%, 04/15/26(b)	250	223,429
3.22%, 03/28/25(b)	195	187,554
4.71%, 07/06/27(b)	260	248,757
5.21%, 04/14/26(b)	225	219,423
5.37%, 01/06/26(b)	385	381,355
Prudential Financial Inc.
3.88%, 03/27/28 (Call 12/27/27)	500	464,937
4.50%, 09/15/47 (Call 09/15/27), (3-mo. LIBOR US + 2.380%)(a)	10	8,789
5.38%, 05/15/45 (Call 05/15/25), (3-mo. LIBOR US + 3.031%)(a)	360	342,904
5.70%, 09/15/48 (Call 09/15/28), (3-mo. LIBOR US + 2.665%)(a)	15	13,458
Prudential Insurance Co. of America (The), 8.30%, 07/01/25(b)	240	245,753
QBE Insurance Group Ltd.
5.25%, (Call 05/16/25), (5-year CMT + 3.047%)(a)(d)(e)	200	185,192
5.88%, (Call 05/12/25), (5-year CMT + 5.513%)(a)(b)(c)(e)	200	190,865
Reinsurance Group of America Inc., 3.95%, 09/15/26 (Call 06/15/26)	5	4,724
Reliance Standard Life Global Funding II
1.51%, 09/28/26(b)	425	368,726
2.75%, 05/07/25(b)	25	23,565
2.75%, 01/21/27(b)	110	97,327
6.15%, 06/29/28(b)	100	97,438
RGA Global Funding, 2.00%, 11/30/26(b)	15	13,201
Sagicor Financial Co. Ltd., 5.30%, 05/13/28 (Call 05/13/24)(b)	200	186,135

Security	Par (000)	Value

Insurance (continued)
Sammons Financial Group Inc., 4.45%, 05/12/27 (Call 02/12/27)(b)	$50	$45,593
SBL Holdings Inc., 5.13%, 11/13/26 (Call 09/13/26)(b)(c)	217	197,154
Sirius International Group Ltd., 4.60%, 11/01/26 (Call 08/01/26)(b)	75	65,197
Sumitomo Life Insurance Co., 4.00%, 09/14/77 (Call 09/14/27), (3-mo. LIBOR US + 2.993%)(a)(b)	580	528,197
Teachers Insurance & Annuity Association of America, 4.38%, 09/15/54 (Call 09/15/24), (3-mo. LIBOR US + 2.661%)(a)(b)	270	263,438
Tongyang Life Insurance Co. Ltd., 5.25%, (Call 09/22/25), (5-year CMT + 4.981%)(a)(d)(e)	200	172,334
Trinity Acquisition PLC, 4.40%, 03/15/26 (Call 12/15/25)	160	153,488
USI Inc./NY, 6.88%, 05/01/25 (Call 12/01/23)(b)	197	195,300
Vigorous Champion International Ltd., 2.75%, 06/02/25(d)	400	375,698
Willis North America Inc., 4.65%, 06/15/27 (Call 05/15/27)	507	482,480
Willow No. 2 Ireland PLC for Zurich Insurance Co. Ltd., 4.25%, 10/01/45 (Call 10/01/25), (3-mo. LIBOR US + 3.177%)(a)(d)	400	370,144
ZhongAn Online P&C Insurance Co. Ltd.
3.13%, 07/16/25 (Call 04/16/25)(d)	200	176,773
3.50%, 03/08/26 (Call 12/08/25)(d)	200	171,801

		50,473,498

Internet — 0.6%
Acuris Finance Us Inc./Acuris Finance SARL, 5.00%, 05/01/28 (Call 05/01/24)(b)	120	94,489
Alibaba Group Holding Ltd.
3.40%, 12/06/27 (Call 09/06/27)	990	904,553
3.60%, 11/28/24 (Call 08/28/24)	950	926,495
Alphabet Inc.
0.45%, 08/15/25 (Call 07/15/25)	621	571,807
0.80%, 08/15/27 (Call 06/15/27)	145	124,139
2.00%, 08/15/26 (Call 05/15/26)	130	119,523
Amazon.com Inc.
0.80%, 06/03/25 (Call 05/03/25)	151	140,599
1.00%, 05/12/26 (Call 04/12/26)	981	882,359
1.20%, 06/03/27 (Call 04/03/27)	502	435,028
1.65%, 05/12/28 (Call 03/12/28)	10	8,537
3.00%, 04/13/25	776	750,714
3.15%, 08/22/27 (Call 05/22/27)	1,315	1,216,733
3.30%, 04/13/27 (Call 03/13/27)	808	757,050
3.80%, 12/05/24 (Call 09/05/24)	460	451,965
4.55%, 12/01/27 (Call 11/01/27)	865	841,568
4.60%, 12/01/25	495	488,907
4.70%, 11/29/24	180	178,562
5.20%, 12/03/25 (Call 09/03/25)	397	396,406
ANGI Group LLC, 3.88%, 08/15/28 (Call 11/13/23)(b)(c)	165	124,011
Arches Buyer Inc., 4.25%, 06/01/28 (Call 12/01/23)(b)	300	248,417
Baidu Inc.
1.63%, 02/23/27 (Call 01/23/27)	200	174,546
1.72%, 04/09/26 (Call 03/09/26)	235	213,328
3.08%, 04/07/25 (Call 03/07/25)(c)	315	302,725
3.63%, 07/06/27	50	46,223
4.13%, 06/30/25	240	233,084

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
Booking Holdings Inc.
3.60%, 06/01/26 (Call 03/01/26)	$10	$9,521
3.65%, 03/15/25 (Call 12/15/24)	405	394,273
Cablevision Lightpath LLC
3.88%, 09/15/27 (Call 11/13/23)(b)	165	134,598
5.63%, 09/15/28 (Call 11/13/23)(b)	200	150,001
Cogent Communications Group Inc.
3.50%, 05/01/26 (Call 02/01/26)(b)	195	177,748
7.00%, 06/15/27 (Call 06/15/24)(b)	170	162,536
eBay Inc.
1.40%, 05/10/26 (Call 04/10/26)	477	427,380
1.90%, 03/11/25 (Call 02/11/25)	515	488,014
3.60%, 06/05/27 (Call 03/05/27)	131	120,995
EquipmentShare.com Inc., 9.00%, 05/15/28 (Call 05/15/25)(b)	350	331,165
Expedia Group Inc.
3.80%, 02/15/28 (Call 11/15/27)	390	352,955
4.63%, 08/01/27 (Call 05/01/27)	251	237,541
5.00%, 02/15/26 (Call 11/15/25)	180	175,955
6.25%, 05/01/25 (Call 02/01/25)(b)	516	515,516
Gen Digital Inc., 5.00%, 04/15/25 (Call 11/13/23)(b)	390	379,328
Getty Images Inc., 9.75%, 03/01/27 (Call 11/16/23)(b)	110	108,663
Go Daddy Operating Co. LLC/GD Finance Co. Inc., 5.25%, 12/01/27 (Call 12/01/23)(b)	225	212,392
GrubHub Holdings Inc., 5.50%, 07/01/27 (Call 11/13/23)(b)	160	118,040
ION Trading Technologies Sarl, 5.75%, 05/15/28 (Call 05/15/24)(b)	150	124,489
JD.com Inc., 3.88%, 04/29/26	240	229,222
Match Group Holdings II LLC
4.63%, 06/01/28 (Call 12/01/23)(b)	93	83,481
5.00%, 12/15/27 (Call 12/01/23)(b)	185	170,806
Meituan, 2.13%, 10/28/25 (Call 09/28/25)(d)	400	368,822
Meta Platforms Inc.
3.50%, 08/15/27 (Call 07/15/27)	1,235	1,161,463
4.60%, 05/15/28 (Call 04/15/28)	265	256,868
Millennium Escrow Corp., 6.63%, 08/01/26 (Call 12/01/23)(b)	255	189,442
NAVER Corp., 1.50%, 03/29/26(d)	400	361,461
Netflix Inc.
3.63%, 06/15/25 (Call 03/15/25)(b)	215	207,373
4.38%, 11/15/26	410	394,693
4.88%, 04/15/28	695	669,183
5.88%, 02/15/25	330	330,039
Newfold Digital Holdings Group Inc., 11.75%, 10/15/28 (Call 10/15/25)(b)	125	126,283
Northwest Fiber LLC/Northwest Fiber Finance Sub Inc.
4.75%, 04/30/27 (Call 12/01/23)(b)	120	107,339
6.00%, 02/15/28 (Call 02/15/24)(b)	50	41,446
10.75%, 06/01/28 (Call 12/01/23)(b)(c)	75	71,558
NortonLifeLock Inc., 6.75%, 09/30/27 (Call 09/30/24)(b)	320	311,788
Prosus NV
3.26%, 01/19/27 (Call 12/19/26)(d)	400	352,747
4.85%, 07/06/27 (Call 04/06/27)(d)	200	183,957
Rakuten Group Inc.
5.13%, (Call 04/22/26), (5-year CMT + 4.578%)(a)(b)(e)	220	160,450
10.25%, 11/30/24 (Call 11/28/23)(b)	285	288,710

Security	Par (000)	Value

Internet (continued)
Tencent Holdings Ltd.
1.81%, 01/26/26 (Call 12/26/25)(d)	$600	$551,216
3.58%, 04/11/26 (Call 02/11/26)(c)(d)	200	190,251
3.60%, 01/19/28 (Call 10/19/27)(d)	600	548,008
3.80%, 02/11/25(c)(d)	400	390,063
Tencent Music Entertainment Group, 1.38%, 09/03/25 (Call 08/03/25)	235	215,816
TripAdvisor Inc., 7.00%, 07/15/25 (Call 11/13/23)(b)	195	193,676
Uber Technologies Inc.
6.25%, 01/15/28 (Call 11/13/23)(b)	200	192,767
7.50%, 05/15/25 (Call 12/01/23)(b)	344	344,755
7.50%, 09/15/27 (Call 11/21/23)(b)	425	426,191
8.00%, 11/01/26 (Call 12/01/23)(b)	530	533,987
VeriSign Inc.
4.75%, 07/15/27 (Call 12/01/23)	65	61,884
5.25%, 04/01/25 (Call 01/01/25)	360	355,795

		25,324,418

Iron & Steel — 0.2%
ABJA Investment Co. Pte Ltd., 5.45%, 01/24/28(d)	400	386,012
Allegheny Ludlum LLC, 6.95%, 12/15/25	55	54,757
Allegheny Technologies Inc., 5.88%, 12/01/27 (Call 12/01/23)	150	139,358
ArcelorMittal SA
4.55%, 03/11/26	232	225,967
6.55%, 11/29/27 (Call 10/29/27)	502	504,159
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 07/15/26 (Call 12/01/23)(b)	210	202,090
Carpenter Technology Corp., 6.38%, 07/15/28 (Call 12/01/23)	125	118,756
Cleveland-Cliffs Inc.
5.88%, 06/01/27 (Call 12/01/23)(c)	220	209,836
6.75%, 03/15/26 (Call 12/01/23)(b)	305	303,817
CSN Inova Ventures, 6.75%, 01/28/28 (Call 01/28/24)(d)	400	365,452
Gerdau Trade Inc., 4.88%, 10/24/27(d)	200	188,880
Infrabuild Australia Pty Ltd., 12.00%, 10/01/24 (Call 12/01/23)(b)	139	136,974
Mineral Resources Ltd.
8.00%, 11/01/27 (Call 11/01/24)(b)	250	242,291
8.13%, 05/01/27 (Call 12/01/23)(b)	225	218,580
9.25%, 10/01/28 (Call 10/01/25)(b)	135	134,775
Nucor Corp.
2.00%, 06/01/25 (Call 05/01/25)	291	273,962
3.95%, 05/23/25	295	286,482
3.95%, 05/01/28 (Call 02/01/28)	20	18,595
4.30%, 05/23/27 (Call 04/23/27)	320	305,340
Periama Holdings LLC/DE, 5.95%, 04/19/26(d)	400	375,785
POSCO
2.50%, 01/17/25(d)	200	191,913
4.38%, 08/04/25(d)	400	388,951
4.50%, 08/04/27(d)	204	193,264
5.75%, 01/17/28(d)	385	379,306
Reliance Steel & Aluminum Co., 1.30%, 08/15/25 (Call 07/15/25)	277	254,651
Steel Dynamics Inc.
2.40%, 06/15/25 (Call 05/15/25)	250	235,499
2.80%, 12/15/24 (Call 11/15/24)	270	260,257
5.00%, 12/15/26 (Call 12/01/23)	15	14,542

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Iron & Steel (continued)
Usiminas International Sarl, 5.88%, 07/18/26 (Call 11/30/23)(d)	$200	$188,682

		6,798,933

Leisure Time — 0.2%
Acushnet Co., 7.38%, 10/15/28 (Call 10/15/25)(b)	30	30,062
Carnival Corp.
4.00%, 08/01/28 (Call 05/01/28)(b)	795	691,975
5.75%, 03/01/27 (Call 12/01/26)(b)	1,125	1,004,107
6.65%, 01/15/28	65	55,013
7.63%, 03/01/26 (Call 03/01/24)(b)(c)	490	476,033
9.88%, 08/01/27 (Call 02/01/24)(b)	320	333,459
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/28 (Call 05/01/25)(b)	600	639,774
Carnival PLC, 7.88%, 06/01/27	60	61,101
Constellation Merger Sub Inc., 8.50%, 09/15/25 (Call 12/01/23)(b)	155	131,378
Harley-Davidson Financial Services Inc.
3.05%, 02/14/27 (Call 01/14/27)(b)	95	83,912
3.35%, 06/08/25 (Call 05/08/25)(b)	402	382,319
6.50%, 03/10/28 (Call 02/10/28)(b)	130	127,034
Harley-Davidson Inc., 3.50%, 07/28/25 (Call 04/28/25)	10	9,505
King Power Capital Ltd., 5.63%, 11/03/24(d)	200	199,274
Life Time Inc.
5.75%, 01/15/26 (Call 12/01/23)(b)	327	316,869
8.00%, 04/15/26 (Call 12/01/23)(b)	182	177,650
Lindblad Expeditions Holdings Inc., 9.00%, 05/15/28 (Call 05/15/25)(b)	100	97,760
Lindblad Expeditions LLC, 6.75%, 02/15/27 (Call 02/15/24)(b)(c)	145	131,697
NCL Corp. Ltd.
3.63%, 12/15/24 (Call 11/14/23)(b)	225	212,836
5.88%, 03/15/26 (Call 12/15/25)(b)	477	428,882
5.88%, 02/15/27 (Call 02/15/24)(b)	355	326,780
8.38%, 02/01/28 (Call 02/01/25)(b)	220	217,388
NCL Finance Ltd., 6.13%, 03/15/28 (Call 12/15/27)(b)	190	158,746
Royal Caribbean Cruises Ltd.
3.70%, 03/15/28 (Call 12/15/27)	100	85,243
4.25%, 07/01/26 (Call 01/01/26)(b)	245	225,451
5.38%, 07/15/27 (Call 10/15/26)(b)	355	327,193
5.50%, 08/31/26 (Call 02/28/26)(b)	355	335,551
5.50%, 04/01/28 (Call 10/01/27)(b)	495	451,385
7.50%, 10/15/27	130	128,017
11.50%, 06/01/25 (Call 11/07/23)(b)	194	205,196
11.63%, 08/15/27 (Call 08/15/24)(b)	445	482,694
Sunny Express Enterprises Corp.
2.63%, 04/23/25(d)	200	190,702
2.95%, 03/01/27(d)	200	183,746
Viking Cruises Ltd.
5.88%, 09/15/27 (Call 12/01/23)(b)	270	243,162
6.25%, 05/15/25 (Call 12/01/23)(b)	93	90,869
VOC Escrow Ltd., 5.00%, 02/15/28
(Call 12/01/23)(b)	245	220,453

		9,463,216

Lodging — 0.3%
Boyd Gaming Corp., 4.75%, 12/01/27 (Call 11/13/23)	355	323,807
Fortune Star BVI Ltd.
5.00%, 05/18/26 (Call 05/18/24)(d)	400	264,812

Security	Par (000)	Value

Lodging (continued)
5.95%, 10/19/25 (Call 11/30/23)(d)	$200	$149,240
Full House Resorts Inc., 8.25%, 02/15/28 (Call 02/15/24)(b)(c)	140	117,942
Genting New York LLC, 3.30%, 02/15/26 (Call 01/15/26)(b)	230	205,769
Gohl Capital Ltd., 4.25%, 01/24/27(d)	600	550,669
Hilton Domestic Operating Co. Inc.
5.38%, 05/01/25 (Call 11/13/23)(b)	185	182,055
5.75%, 05/01/28 (Call 12/01/23)(b)	150	143,875
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27 (Call 11/16/23)	215	203,032
Hyatt Hotels Corp.
4.85%, 03/15/26 (Call 12/15/25)	218	211,854
5.38%, 04/23/25 (Call 03/23/25)	294	290,224
Las Vegas Sands Corp.
2.90%, 06/25/25 (Call 05/25/25)	207	195,407
3.50%, 08/18/26 (Call 06/18/26)	355	326,576
Marriott International Inc./MD
3.75%, 03/15/25 (Call 12/15/24)	136	131,926
3.75%, 10/01/25 (Call 07/01/25)	102	97,947
5.00%, 10/15/27 (Call 09/15/27)	1,035	999,449
5.45%, 09/15/26 (Call 08/15/26)	50	49,363
5.55%, 10/15/28 (Call 09/15/28)	175	170,469
Series EE, 5.75%, 05/01/25 (Call 04/01/25)	371	369,742
Series R, 3.13%, 06/15/26 (Call 03/15/26)	50	46,665
Series X, 4.00%, 04/15/28 (Call 01/15/28)	10	9,190
Marriott Ownership Resorts Inc., 4.75%, 01/15/28 (Call 12/01/23)	45	39,021
Melco Resorts Finance Ltd.
4.88%, 06/06/25 (Call 11/30/23)(d)	355	335,090
5.25%, 04/26/26 (Call 11/30/23)(d)	200	183,490
5.75%, 07/21/28 (Call 12/01/23)(b)	250	211,418
MGM China Holdings Ltd.
4.75%, 02/01/27 (Call 02/01/24)(b)	260	228,303
5.25%, 06/18/25 (Call 11/14/23)(b)	200	190,128
5.88%, 05/15/26 (Call 11/14/23)(b)(c)	260	249,377
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)	150	139,300
4.75%, 10/15/28 (Call 07/15/28)	225	196,416
5.50%, 04/15/27 (Call 01/15/27)	230	214,769
5.75%, 06/15/25 (Call 03/15/25)	255	249,486
6.75%, 05/01/25 (Call 12/01/23)	270	268,478
Minor International PCL, 2.70%, (Call 04/19/26), (5-year CMT + 7.918%)(a)(d)(e)	200	181,000
Sands China Ltd.
2.55%, 03/08/27 (Call 02/08/27)	250	213,147
4.30%, 01/08/26 (Call 12/08/25)	295	273,735
5.38%, 08/08/25 (Call 06/08/25)	636	614,969
5.65%, 08/08/28 (Call 05/08/28)	200	184,717
Station Casinos LLC, 4.50%, 02/15/28 (Call 12/01/23)(b)	220	190,089
Studio City Co. Ltd., 7.00%, 02/15/27 (Call 02/15/24)(b)	150	139,850
Studio City Finance Ltd.
6.00%, 07/15/25 (Call 12/01/23)(b)	190	179,068
6.50%, 01/15/28 (Call 12/01/23)(b)	180	147,284
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 5.88%, 05/15/25 (Call 12/01/23)(b)	120	115,345
Travel + Leisure Co.
6.00%, 04/01/27 (Call 01/01/27)	130	121,359

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Lodging (continued)
6.60%, 10/01/25 (Call 07/01/25)	$133	$130,642
6.63%, 07/31/26 (Call 04/30/26)(b)	230	223,881
Wyndham Hotels & Resorts Inc., 4.38%, 08/15/28 (Call 12/01/23)(b)	175	154,493
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.25%, 05/15/27 (Call 02/15/27)(b)(c)	318	294,228
5.50%, 03/01/25 (Call 12/01/24)(b)	265	260,057
Wynn Macau Ltd.
5.50%, 01/15/26 (Call 12/01/23)(b)	355	328,784
5.50%, 10/01/27 (Call 12/01/23)(b)	270	235,012
5.63%, 08/26/28 (Call 11/14/23)(b)	450	377,799

		11,910,748

Machinery — 0.4%
ABB Finance USA Inc., 3.80%, 04/03/28 (Call 01/03/28)	5	4,708
BWX Technologies Inc., 4.13%, 06/30/28 (Call 12/01/23)(b)	125	110,460
Caterpillar Financial Services Corp.
0.80%, 11/13/25	514	468,093
0.90%, 03/02/26	30	27,050
1.15%, 09/14/26	264	234,538
1.45%, 05/15/25	262	246,573
1.70%, 01/08/27	315	281,430
2.15%, 11/08/24	482	465,788
2.40%, 08/09/26	10	9,240
3.25%, 12/01/24	105	102,450
3.40%, 05/13/25	70	67,832
3.60%, 08/12/27	535	501,374
3.65%, 08/12/25	435	421,399
4.35%, 05/15/26	490	477,680
4.80%, 01/06/26	470	463,582
4.90%, 01/17/25	480	477,175
5.15%, 08/11/25	460	457,348
CNH Industrial Capital LLC
1.45%, 07/15/26 (Call 06/15/26)	300	267,501
1.88%, 01/15/26 (Call 12/15/25)	140	128,474
3.95%, 05/23/25	139	134,754
4.55%, 04/10/28 (Call 03/10/28)	525	493,222
5.45%, 10/14/25	271	268,802
CNH Industrial NV, 3.85%, 11/15/27 (Call 08/15/27)	20	18,432
Deere & Co., 2.75%, 04/15/25 (Call 03/15/25)	232	223,126
Dover Corp., 3.15%, 11/15/25 (Call 08/15/25)	55	52,315
Husky III Holding Ltd. , 13.00%, 02/15/25 (Call 11/13/23), (13.75% PIK)(b)(c)(f)	170	164,258
John Deere Capital Corp.
0.70%, 01/15/26	791	713,011
1.05%, 06/17/26	590	527,313
1.25%, 01/10/25	447	425,258
1.30%, 10/13/26	310	276,812
1.70%, 01/11/27	15	13,333
1.75%, 03/09/27	5	4,428
2.05%, 01/09/25	483	464,049
2.13%, 03/07/25	275	262,842
2.35%, 03/08/27(c)	455	411,083
2.65%, 06/10/26	5	4,670
3.40%, 06/06/25	265	256,703
3.45%, 03/13/25	332	323,308
4.05%, 09/08/25	340	332,006
4.15%, 09/15/27	385	368,287
4.75%, 06/08/26	210	206,706

Security	Par (000)	Value

Machinery (continued)
4.75%, 01/20/28	$465	$451,717
4.80%, 01/09/26	275	271,413
4.90%, 03/03/28	11	10,772
4.95%, 06/06/25	115	114,191
4.95%, 07/14/28	545	531,732
JPW Industries Holding Corp., 9.00%, 10/01/24 (Call 11/18/23)(b)	80	77,168
Manitowoc Co. Inc. (The), 9.00%, 04/01/26 (Call 11/16/23)(b)	110	108,188
nVent Finance Sarl, 4.55%, 04/15/28 (Call 01/15/28)	100	92,848
Otis Worldwide Corp.
2.06%, 04/05/25 (Call 03/05/25)	749	709,914
2.29%, 04/05/27 (Call 02/05/27)	75	66,825
5.25%, 08/16/28 (Call 07/16/28)	105	102,157
Rockwell Automation Inc., 2.88%, 03/01/25 (Call 12/01/24)	102	98,507
Shanghai Electric Group Global Investment Ltd.
2.30%, 02/21/25 (Call 11/21/24)(d)	200	188,618
2.65%, 11/21/24 (Call 08/21/24)(d)	200	191,627
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26 (Call 12/01/23)(b)	240	224,894
TK Elevator Holdco GmbH, 7.63%, 07/15/28 (Call 12/01/23)(b)	150	136,460
TK Elevator U.S. Newco Inc., 5.25%, 07/15/27 (Call 12/01/23)(b)	555	505,237
Weir Group PLC (The), 2.20%, 05/13/26 (Call 04/13/26)(b)	295	264,976
Westinghouse Air Brake Technologies Corp.
3.20%, 06/15/25 (Call 05/15/25)	346	329,377
3.45%, 11/15/26 (Call 08/15/26)	496	460,127
4.70%, 09/15/28 (Call 06/15/28)	265	247,074
Xylem Inc./NY, 3.25%, 11/01/26 (Call 08/01/26)	10	9,298

		16,350,533

Machinery - Diversified — 0.0%
Ingersoll Rand Inc., 5.40%, 08/14/28 (Call 07/14/28)	35	34,104
John Deere Capital Corp.
5.15%, 09/08/26	90	89,521
5.30%, 09/08/25	125	124,788
Maxim Crane Works Holdings Capital LLC, 11.50%, 09/01/28 (Call 09/01/25)	175	170,815
Nordson Corp., 5.60%, 09/15/28 (Call 08/15/28)	55	53,931

		473,159

Manufacturing — 0.2%
3M Co.
2.00%, 02/14/25 (Call 01/14/25)	333	316,469
2.25%, 09/19/26 (Call 06/19/26)	42	38,050
2.65%, 04/15/25 (Call 03/15/25)	368	350,590
2.88%, 10/15/27 (Call 07/15/27)(c)	360	324,179
3.00%, 08/07/25	127	120,985
3.63%, 09/14/28 (Call 06/14/28)	5	4,536
Amsted Industries Inc., 5.63%, 07/01/27 (Call 12/01/23)(b)	155	143,212
Calderys Financing LLC, 11.25%, 06/01/28 (Call 06/01/25)(b)	200	202,099
Carlisle Companies Inc.
3.50%, 12/01/24 (Call 10/01/24)	239	231,825
3.75%, 12/01/27 (Call 09/01/27)	205	187,969
Eaton Corp.
3.10%, 09/15/27 (Call 06/15/27)	50	45,867

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Manufacturing (continued)
4.35%, 05/18/28 (Call 04/18/28)	$95	$90,586
EnPro Industries Inc., 5.75%, 10/15/26 (Call 12/01/23)	150	142,987
FXI Holdings Inc.
12.25%, 11/15/26 (Call 11/16/23)(b)	158	131,284
12.25%, 11/15/26 (Call 12/01/23)(b)	245	203,665
Gates Global LLC/Gates Corp., 6.25%, 01/15/26 (Call 12/01/23)(b)	220	214,993
GE Capital International Funding Co. Unlimited Co.,
3.37%, 11/15/25	330	313,967
Hillenbrand Inc.
5.00%, 09/15/26 (Call 07/15/26)	145	139,697
5.75%, 06/15/25 (Call 11/13/23)	170	166,882
Illinois Tool Works Inc., 2.65%, 11/15/26 (Call 08/15/26)	138	127,324
LSB Industries Inc., 6.25%, 10/15/28 (Call 10/15/24)(b)(c)	119	105,724
Parker-Hannifin Corp.
3.25%, 03/01/27 (Call 12/01/26)	5	4,628
3.30%, 11/21/24 (Call 08/21/24)	171	166,149
4.25%, 09/15/27 (Call 08/15/27)	560	530,769
Siemens Financieringsmaatschappij NV
1.20%, 03/11/26(b)	820	741,177
2.35%, 10/15/26(b)	545	499,219
3.25%, 05/27/25(b)	835	805,346
3.40%, 03/16/27(b)	500	465,936
6.13%, 08/17/26(b)	665	673,974
Sunny Optical Technology Group Co. Ltd., 5.95%, 07/17/26(d)	200	198,442
Teledyne Technologies Inc., 1.60%, 04/01/26 (Call 03/01/26)	150	135,475
Textron Inc.
3.65%, 03/15/27 (Call 12/15/26)	55	51,179
3.88%, 03/01/25 (Call 12/01/24)	208	202,274
Trinity Industries Inc., 7.75%, 07/15/28 (Call 07/15/25)(b)	130	128,383

		8,205,841

Media — 0.8%
Altice Financing SA, 5.00%, 01/15/28 (Call 12/01/23)(b)	385	313,771
AMC Networks Inc., 4.75%, 08/01/25 (Call 12/01/23)	280	255,455
Audacy Capital Corp., 6.50%, 05/01/27 (Call 11/16/23)(b)	190	1,900
Beasley Mezzanine Holdings LLC, 8.63%, 02/01/26 (Call 12/01/23)(b)(c)	90	59,395
Belo Corp.
7.25%, 09/15/27	90	85,917
7.75%, 06/01/27	88	86,599
Block Communications Inc., 4.88%, 03/01/28 (Call 12/01/23)(b)	120	98,418
CCO Holdings LLC/CCO Holdings Capital Corp.
5.00%, 02/01/28 (Call 11/16/23)(b)	835	747,374
5.13%, 05/01/27 (Call 12/01/23)(b)	1,060	975,149
5.50%, 05/01/26 (Call 12/01/23)(b)	253	242,067
Charter Communications Operating LLC/Charter Communications Operating Capital
3.75%, 02/15/28 (Call 11/15/27)	410	366,041
4.20%, 03/15/28 (Call 12/15/27)	472	429,856
4.91%, 07/23/25 (Call 04/23/25)	1,737	1,698,389

Security	Par (000)	Value

Media (continued)
Comcast Corp.
2.35%, 01/15/27 (Call 10/15/26)	$639	$577,237
3.15%, 03/01/26 (Call 12/01/25)	903	856,962
3.15%, 02/15/28 (Call 11/15/27)	830	751,966
3.30%, 02/01/27 (Call 11/01/26)	566	526,483
3.30%, 04/01/27 (Call 02/01/27)	275	254,662
3.38%, 08/15/25 (Call 05/15/25)	675	649,719
3.55%, 05/01/28 (Call 02/01/28)	22	20,158
3.95%, 10/15/25 (Call 08/15/25)	1,157	1,122,400
4.15%, 10/15/28 (Call 07/15/28)	1,000	934,202
5.25%, 11/07/25	165	164,185
5.35%, 11/15/27 (Call 10/15/27)	501	496,871
Cox Communications Inc.
3.35%, 09/15/26 (Call 06/15/26)(b)	530	493,137
3.50%, 08/15/27 (Call 05/15/27)(b)	67	61,095
3.85%, 02/01/25 (Call 11/01/24)(b)	189	183,434
CSC Holdings LLC
5.38%, 02/01/28 (Call 12/01/23)(b)	355	282,766
5.50%, 04/15/27 (Call 12/01/23)(b)	465	388,266
7.50%, 04/01/28 (Call 11/13/23)(b)(c)	340	218,982
11.25%, 05/15/28 (Call 05/15/25)(b)	315	300,557
Cumulus Media New Holdings Inc., 6.75%, 07/01/26 (Call 12/01/23)(b)(c)	115	83,473
Directv Financing LLC/Directv Financing Co-Obligor Inc., 5.88%, 08/15/27 (Call 12/01/23)(b)	1,220	1,068,343
Discovery Communications LLC
3.45%, 03/15/25 (Call 12/15/24)	154	148,200
3.90%, 11/15/24 (Call 08/15/24)	217	210,932
3.95%, 06/15/25 (Call 03/15/25)	212	204,235
3.95%, 03/20/28 (Call 12/20/27)	380	342,923
4.90%, 03/11/26 (Call 12/11/25)	215	209,218
DISH DBS Corp.
5.25%, 12/01/26 (Call 06/01/26)(b)	905	731,140
5.88%, 11/15/24	670	614,725
7.38%, 07/01/28 (Call 11/13/23)(c)	325	182,621
7.75%, 07/01/26	640	428,488
DISH Network Corp., 11.75%, 11/15/27 (Call 05/15/25)(b)	1,120	1,109,297
FactSet Research Systems Inc., 2.90%, 03/01/27 (Call 02/01/27)	235	212,376
Fox Corp., 3.05%, 04/07/25 (Call 03/07/25)	319	306,091
Gannett Holdings LLC, 6.00%, 11/01/26 (Call 12/01/23)(b)	101	84,558
GCI LLC, 4.75%, 10/15/28 (Call 11/16/23)(b)	91	78,184
Gray Television Inc.
5.88%, 07/15/26 (Call 12/01/23)(b)	230	204,896
7.00%, 05/15/27 (Call 11/13/23)(b)(c)	240	202,327
iHeartCommunications Inc.
4.75%, 01/15/28 (Call 12/01/23)(b)(c)	170	120,310
5.25%, 08/15/27 (Call 11/16/23)(b)(c)	245	179,635
6.38%, 05/01/26 (Call 11/16/23)	250	203,734
8.38%, 05/01/27 (Call 11/16/23)(c)	320	196,062
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27 (Call 12/01/23)(b)	410	371,229
McGraw-Hill Education Inc., 5.75%, 08/01/28 (Call 08/01/24)(b)	300	252,988
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27 (Call 11/16/23)(b)	110	100,423
Nexstar Media Inc., 5.63%, 07/15/27 (Call 11/13/23)(b)	560	503,813

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Paramount Global
2.90%, 01/15/27 (Call 10/15/26)	$92	$80,781
3.38%, 02/15/28 (Call 11/15/27)	370	316,637
3.70%, 06/01/28 (Call 03/01/28)	24	20,688
4.00%, 01/15/26 (Call 10/15/25)	402	381,430
4.75%, 05/15/25 (Call 04/15/25)	348	340,119
6.25%, 02/28/57 (Call 02/28/27), (3-mo. LIBOR US + 3.899%)(a)	220	158,595
6.38%, 03/30/62 (Call 03/30/27), (5-year CMT + 3.999%)(a)	325	237,806
Radiate Holdco LLC/Radiate Finance Inc., 4.50%, 09/15/26 (Call 12/01/23)(b)	295	226,171
Scripps Escrow Inc., 5.88%, 07/15/27 (Call 12/01/23)(b)	150	112,168
Sinclair Television Group Inc., 5.13%, 02/15/27 (Call 11/16/23)(b)(c)	100	79,146
Sirius XM Radio Inc.
3.13%, 09/01/26 (Call 12/01/23)(b)	353	316,355
4.00%, 07/15/28 (Call 07/15/24)(b)	675	573,826
5.00%, 08/01/27 (Call 12/01/23)(b)	495	454,497
Spanish Broadcasting System Inc., 9.75%, 03/01/26 (Call 11/13/23)(b)(c)	115	71,334
TCI Communications Inc.
7.13%, 02/15/28	15	15,783
7.88%, 02/15/26	45	46,987
TEGNA Inc.
4.63%, 03/15/28 (Call 12/01/23)	300	259,850
4.75%, 03/15/26 (Call 12/01/23)(b)	235	220,390
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28 (Call 11/13/23)(b)	400	352,355
Townsquare Media Inc., 6.88%, 02/01/26 (Call 12/01/23)(b)(c)	170	158,194
TWDC Enterprises 18 Corp.
1.85%, 07/30/26	455	413,662
2.95%, 06/15/27	185	170,740
3.00%, 02/13/26	180	169,874
3.15%, 09/17/25	132	126,375
Univision Communications Inc.
5.13%, 02/15/25 (Call 11/13/23)(b)	370	361,490
6.63%, 06/01/27 (Call 11/13/23)(b)	480	438,435
8.00%, 08/15/28 (Call 08/15/25)(b)(c)	165	156,094
UPC Holding BV, 5.50%, 01/15/28 (Call 11/13/23)(b)	170	148,566
Urban One Inc., 7.38%, 02/01/28 (Call 02/01/24)(b)	245	203,586
Videotron Ltd., 5.13%, 04/15/27 (Call 12/01/23)(b)	225	211,963
Virgin Media Vendor Financing Notes IV DAC,
5.00%, 07/15/28 (Call 12/01/23)(b)	165	140,352
Walt Disney Co. (The)
1.75%, 01/13/26	792	731,222
2.20%, 01/13/28	495	435,708
3.35%, 03/24/25	298	288,698
3.38%, 11/15/26 (Call 08/15/26)	80	75,114
3.70%, 10/15/25 (Call 07/15/25)	60	58,000
3.70%, 03/23/27	370	350,490
Ziggo Bond Co. BV, 6.00%, 01/15/27 (Call 12/01/23)(b)	225	205,975

		31,103,090

Metal Fabricate & Hardware — 0.0%
Advanced Drainage Systems Inc., 5.00%, 09/30/27 (Call 11/16/23)(b)	140	131,409
Park-Ohio Industries Inc., 6.63%, 04/15/27 (Call 12/01/23)	130	112,641

Security	Par (000)	Value

Metal Fabricate & Hardware (continued)
Precision Castparts Corp., 3.25%, 06/15/25 (Call 03/15/25)	$273	$263,294

		507,344

Mining — 0.3%
Anglo American Capital PLC
4.50%, 03/15/28 (Call 12/15/27)(b)	455	424,128
4.75%, 04/10/27(b)	200	190,738
4.88%, 05/14/25(b)	235	230,434
BHP Billiton Finance USA Ltd.
4.75%, 02/28/28 (Call 01/28/28)	280	270,159
4.88%, 02/27/26	285	280,503
5.10%, 09/08/28 (Call 08/08/28)	400	390,012
5.25%, 09/08/26	400	396,429
6.42%, 03/01/26	20	20,310
Chalco Hong Kong Investment Co. Ltd., 2.10%, 07/28/26 (Call 06/28/26)(d)	300	272,083
Chinalco Capital Holding Co., 2.95%, 02/24/27 (Call 01/24/27)(d)	200	182,610
Chinalco Capital Holdings Ltd., 2.13%, 06/03/26 (Call 05/03/26)(d)	400	364,954
Cia. De Minas Buenaventur Co., 5.50%, 07/23/26 (Call 11/30/23)(d)	200	174,007
Compass Minerals International Inc., 6.75%, 12/01/27 (Call 11/13/23)(b)	165	155,463
Constellium SE, 5.88%, 02/15/26 (Call 12/01/23)(b)	150	144,735
Corp. Nacional del Cobre de Chile, 3.63%, 08/01/27 (Call 05/01/27)(d)	600	548,111
Endeavour Mining PLC, 5.00%, 10/14/26 (Call 11/30/23)(d)	200	175,707
Ferroglobe PLC/Globe Specialty Metals Inc., 9.38%, 12/31/25 (Call 12/01/23)(b)	99	101,376
First Quantum Minerals Ltd.
6.88%, 03/01/26 (Call 11/10/23)(d)	400	351,503
6.88%, 10/15/27 (Call 11/10/23)(d)	400	341,002
7.50%, 04/01/25 (Call 11/10/23)(d)	332	311,784
FMG Resources August 2006 Pty Ltd., 4.50%, 09/15/27 (Call 06/15/27)(b)	220	197,928
Freeport Indonesia PT, 4.76%, 04/14/27 (Call 03/14/27)(d)	200	189,553
Freeport-McMoRan Inc.
4.13%, 03/01/28 (Call 12/01/23)	220	199,858
4.55%, 11/14/24 (Call 08/14/24)	465	456,558
Glencore Funding LLC
1.63%, 09/01/25 (Call 08/01/25)(b)	500	461,845
1.63%, 04/27/26 (Call 03/27/26)(b)	210	188,979
3.88%, 10/27/27 (Call 07/27/27)(b)	25	22,949
4.00%, 04/16/25(b)	33	32,036
4.00%, 03/27/27 (Call 12/27/26)(b)	415	387,288
5.40%, 05/08/28 (Call 04/08/28)(b)	790	763,825
6.13%, 10/06/28 (Call 09/06/28)(b)	175	173,432
Hecla Mining Co., 7.25%, 02/15/28 (Call 11/16/23)	165	158,550
Hudbay Minerals Inc., 4.50%, 04/01/26 (Call 11/10/23)(d)	300	278,762
Indonesia Asahan Aluminium Persero PT, 4.75%, 05/15/25 (Call 04/15/25)(d)	200	195,592
JW Aluminum Continuous Cast Co., 10.25%, 06/01/26 (Call 11/16/23)(b)	110	109,496
Kaiser Aluminum Corp., 4.63%, 03/01/28 (Call 12/01/23)(b)	160	133,397
Kinross Gold Corp., 4.50%, 07/15/27 (Call 04/15/27)	75	70,719

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mining (continued)
Minmetals Bounteous Finance BVI Ltd.
4.20%, 07/27/26(d)	$200	$191,879
4.75%, 07/30/25(d)	400	392,369
New Gold Inc., 7.50%, 07/15/27 (Call 12/01/23)(b)	144	135,566
Newcastle Coal Infrastructure Group Pty Ltd., 4.40%, 09/29/27 (Call 06/29/27)(b)	10	8,966
Nexa Resources SA, 5.38%, 05/04/27 (Call 02/04/27)(d)	400	367,083
Novelis Corp., 3.25%, 11/15/26 (Call 12/01/23)(b)	285	254,029
Perenti Finance Pty Ltd., 6.50%, 10/07/25 (Call 12/01/23)(b)(c)	200	195,369
SDG Finance Ltd., 2.80%, 08/25/26 (Call 05/25/26)(d)	200	179,241
Southern Copper Corp., 3.88%, 04/23/25	360	348,092
Stillwater Mining Co., 4.00%, 11/16/26 (Call 11/30/23)(d)	200	172,088
Taseko Mines Ltd., 7.00%, 02/15/26 (Call 12/01/23)(b)(c)	140	127,679
Vedanta Resources Finance II PLC, 8.95%, 03/11/25 (Call 09/11/24)(d)	600	439,310

		12,158,486

Multi-National — 0.5%
African Development Bank, 4.38%, 03/14/28	1,055	1,028,692
Arab Petroleum Investments Corp., 1.46%, 06/30/25(d)	200	185,290
Asian Development Bank
3.75%, 04/25/28	2,075	1,972,036
4.25%, 01/09/26	170	166,964
4.50%, 08/25/28	1,015	993,924
4.63%, 06/13/25	45	44,551
Asian Infrastructure Investment Bank (The)
3.75%, 09/14/27	115	110,068
4.00%, 01/18/28	1,035	990,508
4.88%, 09/14/26	85	84,531
Corp. Andina de Fomento
1.63%, 09/23/25	72	66,581
2.25%, 02/08/27	185	165,452
Council Of Europe Development Bank, 3.75%, 05/25/26	5	4,841
European Investment Bank, 3.88%, 03/15/28	3,420	3,276,486
Inter-American Development Bank
4.00%, 01/12/28	3,480	3,347,770
4.50%, 05/15/26(c)	12	11,839
Inter-American Investment Corp.
2.63%, 04/22/25	310	297,496
4.75%, 09/19/28(c)	500	492,393
International Bank for Reconstruction & Development
0.60%, 02/18/26	10	8,966
3.50%, 07/12/28	2,400	2,253,105
4.50%, 06/26/28 (Call 06/26/26)	20	19,469
4.63%, 08/01/28	1,535	1,511,624
International Development Association, 0.88%, 04/28/26(b)	15	13,504
International Finance Corp., 4.50%, 07/13/28	620	608,503
International Finance Facility for Immunisation Co., 1.00%, 04/21/26(d)	20	18,016
Isdb Trust Services No. 2 Sarl, 4.60%, 03/14/28(d)	2,300	2,240,221

Security	Par (000)	Value

Multi-National (continued)
New Development Bank (The)
0.63%, 09/29/25(d)	$500	$451,810
1.13%, 04/27/26(d)	500	444,030

		20,808,670

Office & Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.
2.67%, 12/01/26 (Call 11/01/26)	371	332,414
4.13%, 05/01/25 (Call 12/01/23)	297	286,806
5.50%, 12/01/24 (Call 06/01/24)	352	348,596
Pitney Bowes Inc., 6.88%, 03/15/27 (Call 03/15/24)(b)(c)	140	115,796
Xerox Holdings Corp.
5.00%, 08/15/25 (Call 07/15/25)(b)	270	248,379
5.50%, 08/15/28 (Call 07/15/28)(b)	255	197,041

		1,529,032

Oil & Gas — 1.5%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26 (Call 12/01/23)(b)	280	278,173
AKER BP ASA, 5.60%, 06/13/28 (Call 05/13/28)(b)	150	145,655
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, 11/01/26 (Call 12/01/23)(b)	235	227,103
Athabasca Oil Corp., 9.75%, 11/01/26 (Call 11/01/24)(b)	68	70,463
Baytex Energy Corp., 8.75%, 04/01/27 (Call 12/01/23)(b)	170	171,570
Berry Petroleum Co. LLC, 7.00%, 02/15/26 (Call 12/01/23)(b)	145	139,202
Bharat Petroleum Corp. Ltd., 4.00%, 05/08/25(d)	200	194,027
BP Capital Markets America Inc.
3.02%, 01/16/27 (Call 10/16/26)	315	290,886
3.12%, 05/04/26 (Call 02/04/26)	287	270,907
3.41%, 02/11/26 (Call 12/11/25)	482	459,482
3.54%, 04/06/27 (Call 02/06/27)	205	192,084
3.59%, 04/14/27 (Call 01/14/27)	235	220,347
3.80%, 09/21/25 (Call 07/21/25)	397	385,609
BP Capital Markets PLC, 3.28%, 09/19/27 (Call 06/19/27)	550	507,361
BPRL International Singapore Pte Ltd., 4.38%, 01/18/27(d)	200	188,286
California Resources Corp., 7.13%, 02/01/26 (Call 12/01/23)(b)	225	225,830
Callon Petroleum Co.
6.38%, 07/01/26 (Call 12/01/23)	120	117,035
8.00%, 08/01/28 (Call 08/01/24)(b)	200	198,252
Calumet Specialty Products Partners LP/Calumet Finance Corp.
8.13%, 01/15/27 (Call 01/15/24)(b)	120	112,070
9.75%, 07/15/28 (Call 07/15/25)(b)(c)	125	116,975
11.00%, 04/15/25 (Call 12/01/23)(b)	128	128,578
Canadian Natural Resources Ltd.
2.05%, 07/15/25 (Call 06/15/25)	371	346,528
3.85%, 06/01/27 (Call 03/01/27)	582	539,803
3.90%, 02/01/25 (Call 11/01/24)	192	186,627
Cenovus Energy Inc., 4.25%, 04/15/27 (Call 01/15/27)	385	363,050
Centennial Resource Production LLC, 6.88%, 04/01/27 (Call 12/01/23)(b)	150	147,010
Chesapeake Energy Corp., 5.50%, 02/01/26 (Call 12/01/23)(b)	195	189,341

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Chevron Corp.
1.55%, 05/11/25 (Call 04/11/25)	$1,324	$1,249,417
2.00%, 05/11/27 (Call 03/11/27)	380	339,912
2.95%, 05/16/26 (Call 02/16/26)	250	236,347
3.33%, 11/17/25 (Call 08/17/25)	325	312,212
Chevron USA Inc.
0.69%, 08/12/25 (Call 07/12/25)	669	616,263
1.02%, 08/12/27 (Call 06/12/27)	135	115,676
3.90%, 11/15/24 (Call 08/15/24)	263	258,458
Civitas Resources Inc.
5.00%, 10/15/26 (Call 12/01/23)(b)	152	142,156
8.38%, 07/01/28 (Call 07/01/25)(b)	455	458,266
CNOOC Finance 2015 USA LLC, 3.50%, 05/05/25	800	774,287
CNX Resources Corp., 7.25%, 03/14/27 (Call 12/01/23)(b)	160	157,563
ConocoPhillips Co., 2.40%, 03/07/25 (Call 11/13/23)	59	56,522
Continental Resources Inc./OK
2.27%, 11/15/26 (Call 12/01/23)(b)	342	303,281
4.38%, 01/15/28 (Call 10/15/27)	395	363,908
Coterra Energy Inc., 3.90%, 05/15/27 (Call 02/15/27)	22	20,509
Crescent Energy Finance LLC, 9.25%, 02/15/28 (Call 02/15/25)(b)	255	258,597
CrownRock LP/CrownRock Finance Inc., 5.63%, 10/15/25 (Call 12/01/23)(b)	420	416,033
CVR Energy Inc.
5.25%, 02/15/25 (Call 11/16/23)(b)	225	220,478
5.75%, 02/15/28 (Call 11/16/23)(b)	130	116,712
Devon Energy Corp.
5.25%, 10/15/27 (Call 11/13/23)	75	72,526
5.85%, 12/15/25 (Call 09/15/25)	305	303,029
Diamondback Energy Inc., 3.25%, 12/01/26 (Call 10/01/26)	361	336,477
Earthstone Energy Holdings LLC, 8.00%, 04/15/27 (Call 04/15/24)(b)	190	192,582
Ecopetrol SA
4.13%, 01/16/25	300	289,651
5.38%, 06/26/26 (Call 03/26/26)	600	574,425
Empresa Nacional del Petroleo, 3.75%, 08/05/26 (Call 05/05/26)(d)	200	184,789
Encino Acquisition Partners Holdings LLC, 8.50%, 05/01/28 (Call 05/01/24)(b)	250	243,845
Endeavor Energy Resources LP/EER Finance Inc., 5.75%, 01/30/28 (Call 12/01/23)(b)	355	340,733
Energian Israel Finance Ltd.
4.88%, 03/30/26 (Call 12/30/25)(b)	200	175,932
5.38%, 03/30/28 (Call 09/30/27)(b)	300	245,328
Energy Ventures Gom LLC/EnVen Finance Corp., 11.75%, 04/15/26 (Call 04/15/24)(b)	84	87,041
EnQuest PLC, 11.63%, 11/01/27 (Call 11/01/24)(b)	120	112,966
EOG Resources Inc.
3.15%, 04/01/25 (Call 01/01/25)	231	222,701
4.15%, 01/15/26 (Call 10/15/25)	45	43,587
EQT Corp.
3.13%, 05/15/26 (Call 12/01/23)(b)	239	221,183
3.90%, 10/01/27 (Call 07/01/27)	520	478,023
5.70%, 04/01/28 (Call 03/01/28)	5	4,863
6.13%, 02/01/25 (Call 01/01/25)	249	248,255
Equinor ASA
1.75%, 01/22/26 (Call 12/22/25)	492	454,186

Security	Par (000)	Value

Oil & Gas (continued)
2.88%, 04/06/25 (Call 03/06/25)	$689	$664,508
3.00%, 04/06/27 (Call 02/06/27)	55	50,781
3.25%, 11/10/24	190	185,273
3.63%, 09/10/28 (Call 06/10/28)	505	467,792
7.25%, 09/23/27	15	15,848
Exxon Mobil Corp.
2.28%, 08/16/26 (Call 06/16/26)	242	223,553
2.71%, 03/06/25 (Call 12/06/24)	760	733,052
2.99%, 03/19/25 (Call 02/19/25)	1,180	1,141,635
3.04%, 03/01/26 (Call 12/01/25)	1,112	1,056,311
3.29%, 03/19/27 (Call 01/19/27)	376	353,155
Geopark Ltd., 5.50%, 01/17/27 (Call 01/17/24)(d)	200	167,879
Greenfire Resources Ltd., 12.00%, 10/01/28 (Call 10/01/25)(b)	100	99,531
GS Caltex Corp., 4.50%, 01/05/26	200	193,988
Gulfport Energy Corp., 8.00%, 05/17/26 (Call 05/17/24)	215	214,902
Harbour Energy PLC, 5.50%, 10/15/26 (Call 12/01/23)(b)	180	167,583
Hess Corp., 4.30%, 04/01/27 (Call 01/01/27)	352	336,871
HF Sinclair Corp., 5.88%, 04/01/26 (Call 01/01/26)	388	382,653
Hindustan Petroleum Corp. Ltd., 4.00%, 07/12/27(d)	200	185,654
Independence Energy Finance LLC, 7.25%, 05/01/26 (Call 12/01/23)(b)	230	222,491
Ithaca Energy North Sea PLC, 9.00%, 07/15/26 (Call 12/01/23)(b)	230	221,100
KazMunayGas National Co. JSC, 4.75%, 04/19/27(d)	400	373,574
Korea National Oil Corp., 2.63%, 04/14/26(d)	400	373,065
Kosmos Energy Ltd., 7.13%, 04/04/26 (Call 11/10/23)(d)	200	184,838
Laredo Petroleum Inc.
9.50%, 01/15/25 (Call 12/01/23)	175	175,821
10.13%, 01/15/28 (Call 12/01/23)	155	155,447
Leviathan Bond Ltd.
6.13%, 06/30/25 (Call 03/30/25)(b)	175	162,744
6.50%, 06/30/27 (Call 12/30/26)(b)	200	176,367
Lundin Energy Finance BV, 2.00%, 07/15/26 (Call 06/15/26)(b)	300	268,329
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26 (Call 11/13/23)(b)	125	119,506
Marathon Oil Corp., 4.40%, 07/15/27 (Call 04/15/27)	382	357,841
Marathon Petroleum Corp.
3.80%, 04/01/28 (Call 01/01/28)	365	333,175
4.70%, 05/01/25 (Call 04/01/25)	476	466,033
5.13%, 12/15/26 (Call 09/15/26)	80	78,278
Matador Resources Co.
5.88%, 09/15/26 (Call 11/16/23)	250	241,394
6.88%, 04/15/28 (Call 04/15/25)(b)(c)	125	122,590
Medco Bell Pte Ltd., 6.38%, 01/30/27 (Call 01/30/24)(d)	200	187,763
Medco Oak Tree Pte Ltd., 7.38%, 05/14/26 (Call 11/30/23)(d)	200	198,612
MEG Energy Corp., 7.13%, 02/01/27 (Call 12/01/23)(b)	170	171,359
Moss Creek Resources Holdings Inc.
7.50%, 01/15/26 (Call 12/01/23)(b)	250	239,206
10.50%, 05/15/27 (Call 12/01/23)(b)	165	163,139

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Murphy Oil Corp.
5.88%, 12/01/27 (Call 11/16/23)	$215	$206,903
6.38%, 07/15/28 (Call 07/15/24)	150	145,276
Nabors Industries Inc.
5.75%, 02/01/25 (Call 11/01/24)	175	169,861
7.38%, 05/15/27 (Call 05/15/24)(b)	240	224,462
Nabors Industries Ltd.
7.25%, 01/15/26 (Call 12/01/23)(b)	210	196,760
7.50%, 01/15/28 (Call 12/01/23)(b)	130	114,649
NAK Naftogaz Ukraine via Kondor Finance PLC,
7.63%, 11/08/28(d)(h)(i)	200	97,346
Neptune Energy Bondco PLC, 6.63%, 05/15/25 (Call 12/01/23)(b)	325	322,324
Northern Oil and Gas Inc., 8.13%, 03/01/28 (Call 03/01/24)(b)	245	241,837
Oasis Petroleum Inc., 6.38%, 06/01/26 (Call 12/01/23)(b)	155	152,424
Occidental Petroleum Corp.
5.50%, 12/01/25 (Call 09/01/25)	190	187,941
5.55%, 03/15/26 (Call 12/15/25)	295	290,989
5.88%, 09/01/25 (Call 06/01/25)	280	279,051
8.50%, 07/15/27 (Call 01/15/27)(c)	190	202,461
Oil and Gas Holding Co. BSCC (The), 7.50%, 10/25/27(d)	400	403,054
Oil India International Pte Ltd., 4.00%, 04/21/27(d)	200	186,454
ONGC Videsh Vankorneft Pte Ltd., 3.75%, 07/27/26(d)	200	189,452
OQ SAOC, 5.13%, 05/06/28(d)	200	188,812
Ovintiv Inc.
5.38%, 01/01/26 (Call 10/01/25)	290	285,009
5.65%, 05/15/25	250	248,652
5.65%, 05/15/28 (Call 04/15/28)	270	262,251
Parkland Corp., 5.88%, 07/15/27 (Call 12/01/23)(b)	175	167,614
Patterson-UTI Energy Inc., 3.95%, 02/01/28 (Call 11/01/27)	200	177,153
PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 02/15/28 (Call 12/01/23)	260	240,356
PDC Energy Inc., 5.75%, 05/15/26 (Call 12/01/23)	290	288,942
Permian Resources Operating LLC
5.38%, 01/15/26 (Call 12/01/23)(b)	105	100,895
7.75%, 02/15/26 (Call 02/15/24)(b)	110	110,011
Pertamina Persero PT, 1.40%, 02/09/26 (Call 01/09/26)(d)	400	360,546
Petrobras Global Finance BV
5.30%, 01/27/25	200	197,318
6.00%, 01/27/28(c)	400	394,903
7.38%, 01/17/27(c)	200	205,301
Petrofac Ltd., 9.75%, 11/15/26 (Call 12/01/23)(b)	300	203,991
Petroleos Mexicanos
4.25%, 01/15/25	200	191,805
4.50%, 01/23/26	450	403,435
5.35%, 02/12/28	500	402,436
6.49%, 01/23/27 (Call 11/23/26)	570	504,967
6.50%, 03/13/27	1,390	1,225,582
6.88%, 10/16/25 (Call 09/16/25)	350	335,948
6.88%, 08/04/26	850	784,506
Petron Corp., 5.95%, (Call 04/19/26), (5-year CMT + 7.574%)(a)(d)(e)	200	183,069
Petronas Capital Ltd., 3.50%, 03/18/25(d)	700	679,214
Petrons Energy Canada Ltd., 2.11%, 03/23/28 (Call 01/23/28)(d)	200	173,582

Security	Par (000)	Value

Oil & Gas (continued)
Petrorio Luxembourg Trading Sarl, 6.13%, 06/09/26 (Call 06/09/24)(d)	$200	$190,391
Phillips 66
1.30%, 02/15/26 (Call 01/15/26)	300	270,933
3.85%, 04/09/25 (Call 03/09/25)	398	386,898
Phillips 66 Co.
3.55%, 10/01/26 (Call 07/01/26)	173	162,432
3.61%, 02/15/25 (Call 11/15/24)	342	332,041
4.95%, 12/01/27 (Call 11/01/27)	205	199,163
Pioneer Natural Resources Co.
1.13%, 01/15/26 (Call 12/15/25)	315	285,936
5.10%, 03/29/26	455	449,962
Precision Drilling Corp., 7.13%, 01/15/26 (Call 11/16/23)(b)	150	147,934
PTTEP Treasury Center Co. Ltd., 2.59%, 06/10/27 (Call 04/10/27)(d)	200	179,140
Puma International Financing SA, 5.00%, 01/24/26 (Call 11/13/23)(b)	200	180,009
Qatar Energy, 1.38%, 09/12/26 (Call 08/12/26)(d)	600	530,605
Raizen Fuels Finance SA, 5.30%, 01/20/27(d)	200	191,711
Range Resources Corp., 4.88%, 05/15/25 (Call 02/15/25)	230	223,945
Ras Laffan Liquefied Natural Gas Co. Ltd. 3
5.84%, 09/30/27(b)	173	172,769
6.33%, 09/30/27(b)	161	162,104
Reliance Industries Ltd.
3.67%, 11/30/27(d)	250	229,848
4.13%, 01/28/25(d)	300	293,224
SA Global Sukuk Ltd., 1.60%, 06/17/26 (Call 05/17/26)(d)	600	537,975
Saudi Arabian Oil Co., 1.63%, 11/24/25 (Call 10/24/25)(d)	400	365,843
SEPLAT Energy PLC, 7.75%, 04/01/26 (Call 11/30/23)(d)	200	169,095
Shell International Finance BV
2.00%, 11/07/24 (Call 10/07/24)	699	674,552
2.50%, 09/12/26	460	426,069
2.88%, 05/10/26	252	237,287
3.25%, 05/11/25	1,219	1,180,029
Sierracol Energy Andina Co., 6.00%, 06/15/28 (Call 06/15/24)(d)	200	153,772
Sinopec Group Overseas Development 2015 Ltd., 3.25%, 04/28/25(d)	676	651,653
Sinopec Group Overseas Development 2016 Ltd., 2.75%, 09/29/26(d)	600	555,505
Sinopec Group Overseas Development 2018 Ltd.
1.45%, 01/08/26(d)	800	733,608
2.15%, 05/13/25 (Call 04/13/25)(d)	400	378,864
4.13%, 09/12/25(d)	200	194,289
Sitio Royalties Operating Partnership LP/Sitio Finance Corp., 7.88%, 11/01/28 (Call 11/01/25)	125	123,340
SM Energy Co.
5.63%, 06/01/25 (Call 12/01/23)	150	146,522
6.50%, 07/15/28 (Call 07/15/24)	125	120,390
6.63%, 01/15/27 (Call 12/01/23)(c)	160	156,237
6.75%, 09/15/26 (Call 12/01/23)	165	162,026
Southwestern Energy Co., 5.70%, 01/23/25 (Call 10/23/24)	140	138,379
Strathcona Resources Ltd., 6.88%, 08/01/26 (Call 12/01/23)(b)	170	158,088

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Sunoco LP/Sunoco Finance Corp.
5.88%, 03/15/28 (Call 12/01/23)	$150	$142,157
6.00%, 04/15/27 (Call 12/01/23)	210	202,483
7.00%, 09/15/28 (Call 09/15/25)(b)	145	141,455
Talos Production Inc., 12.00%, 01/15/26 (Call 11/16/23)	245	254,479
Tengizchevroil Finance Co. International Ltd.
2.63%, 08/15/25 (Call 05/15/25)(d)	200	180,158
4.00%, 08/15/26(d)	400	357,652
TotalEnergies Capital International SA, 2.43%, 01/10/25 (Call 10/10/24)	693	668,241
Transocean Aquila Ltd., 8.00%, 09/30/28 (Call 09/30/25)(b)	100	98,406
Transocean Inc.
7.25%, 11/01/25 (Call 11/14/23)(b)	125	121,900
7.50%, 01/15/26 (Call 11/14/23)(b)(c)	201	193,004
8.00%, 02/01/27 (Call 11/13/23)(b)	225	211,096
11.50%, 01/30/27 (Call 11/13/23)(b)	240	249,617
Transocean Poseidon Ltd., 6.88%, 02/01/27 (Call 12/01/23)(b)(c)	161	158,006
Transocean Titan Financing Ltd., 8.38%, 02/01/28 (Call 02/01/25)(b)	205	205,456
Tullow Oil PLC
7.00%, 03/01/25 (Call 11/30/23)(d)	200	156,472
10.25%, 05/15/26 (Call 11/10/23)(d)	593	510,173
Valero Energy Corp.
2.15%, 09/15/27 (Call 07/15/27)	175	152,973
3.40%, 09/15/26 (Call 06/15/26)	50	46,839
Vantage Drilling International, 9.50%, 02/15/28 (Call 02/15/25)(b)	20	19,649
Var Energi ASA
5.00%, 05/18/27 (Call 04/18/27)(b)	50	47,018
7.50%, 01/15/28 (Call 12/15/27)(b)	200	203,856
Vermilion Energy Inc., 5.63%, 03/15/25 (Call 12/01/23)(b)	110	107,245
Viper Energy Partners LP, 5.38%, 11/01/27 (Call 12/01/23)(b)	175	165,956
W&T Offshore Inc., 11.75%, 02/01/26 (Call 08/01/24)(b)	100	103,365
Woodside Finance Ltd.
3.65%, 03/05/25 (Call 12/05/24)(b)	530	512,045
3.70%, 09/15/26 (Call 06/15/26)(b)	360	337,057
3.70%, 03/15/28 (Call 12/15/27)(b)	20	17,954
YPF SA
6.95%, 07/21/27(d)	250	188,852
8.50%, 07/28/25(d)	400	362,667
YPF Sociedad Anonima, 9.00%, 02/12/26(d)	212	205,996

		59,396,951

Oil & Gas Services — 0.1%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%, 04/01/28 (Call 12/01/23)(b)	270	251,191
6.88%, 04/01/27 (Call 12/01/23)(b)	195	188,081
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor Inc.
2.06%, 12/15/26 (Call 11/15/26)	295	264,446
3.34%, 12/15/27 (Call 09/15/27)	465	423,656
Bristow Group Inc., 6.88%, 03/01/28 (Call 03/01/24)(b)	150	139,009
CGG SA, 8.75%, 04/01/27 (Call 04/01/24)(b)	180	158,976

Security	Par (000)	Value

Oil & Gas Services (continued)
COSL Singapore Capital Ltd., 1.88%, 06/24/25 (Call 05/24/25)(d)	$600	$562,158
CSI Compressco LP/CSI Compressco Finance Inc., 7.50%, 04/01/25 (Call 12/01/23)(b)(c)	145	141,068
Enerflex Ltd., 9.00%, 10/15/27 (Call 10/15/24)(b)	215	194,956
Halliburton Co., 3.80%, 11/15/25 (Call 08/15/25)	222	214,932
KCA Deutag UK Finance PLC, 9.88%, 12/01/25 (Call 11/13/23)(b)	160	160,707
KLX Energy Services Holdings Inc., 11.50%, 11/01/25 (Call 12/01/23)(b)	85	84,008
Oceaneering International Inc.
6.00%, 02/01/28 (Call 11/01/27)	45	41,560
6.00%, 02/01/28 (Call 11/01/27)(b)	50	45,746
Schlumberger Finance Canada Ltd., 1.40%, 09/17/25 (Call 08/17/25)	242	224,390
Schlumberger Holdings Corp., 4.00%, 12/21/25 (Call 09/21/25)(b)	345	334,251
Schlumberger Investment SA, 4.50%, 05/15/28 (Call 04/15/28)	820	785,231
TechnipFMC PLC, 6.50%, 02/01/26 (Call 12/01/23)(b)	37	36,466
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26 (Call 12/01/23)	250	243,703
6.88%, 09/01/27 (Call 12/01/23)	280	268,335
Weatherford International Ltd., 6.50%, 09/15/28 (Call 09/15/24)(b)(c)	116	116,755
Welltec International ApS, 8.25%, 10/15/26 (Call 11/13/23)(b)	20	20,215

		4,899,840

Packaging & Containers — 0.3%
Amcor Finance USA Inc., 3.63%, 04/28/26 (Call 01/28/26)	160	150,772
Amcor Flexibles North America Inc., 4.00%, 05/17/25 (Call 04/17/25)	297	287,823
ARD Finance SA, 6.50%, 06/30/27 (Call 12/01/23), (7.25% PIK)(b)(f)	270	157,417
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
3.25%, 09/01/28 (Call 05/15/24)(b)	200	163,326
6.00%, 06/15/27 (Call 06/15/24)(b)	200	189,223
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.13%, 08/15/26 (Call 11/13/23)(b)	430	379,526
5.25%, 04/30/25 (Call 12/04/23)(b)	275	265,035
5.25%, 08/15/27 (Call 12/01/23)(b)	575	418,496
Ball Corp.
4.88%, 03/15/26 (Call 12/15/25)	269	259,140
5.25%, 07/01/25	327	321,930
6.88%, 03/15/28 (Call 11/15/24)	250	249,608
Berry Global Inc.
1.57%, 01/15/26 (Call 12/15/25)	663	599,282
1.65%, 01/15/27 (Call 12/15/26)	276	237,955
4.50%, 02/15/26 (Call 12/01/23)(b)(c)	125	117,852
4.88%, 07/15/26 (Call 12/01/23)(b)	257	244,998
5.50%, 04/15/28 (Call 03/15/28)(b)	320	306,545
5.63%, 07/15/27 (Call 12/01/23)(b)	210	200,688
Brambles USA Inc., 4.13%, 10/23/25 (Call 07/25/25)(b)	200	192,996
Cascades Inc./Cascades USA Inc. 5.13%, 01/15/26 (Call 12/04/23)(b)	75	71,606

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Packaging & Containers (continued)
5.38%, 01/15/28 (Call 12/01/23)(b)	$175	$158,538
CCL Industries Inc., 3.25%, 10/01/26 (Call 07/01/26)(b)	5	4,603
Clearwater Paper Corp., 5.38%, 02/01/25(b)	101	98,881
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)	155	146,512
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 12/01/23)	325	313,525
Crown Cork & Seal Co. Inc., 7.38%, 12/15/26	120	121,797
Graham Packaging Co. Inc., 7.13%, 08/15/28 (Call 12/01/23)(b)	170	131,878
Graphic Packaging International LLC
1.51%, 04/15/26 (Call 03/15/26)(b)	297	263,335
3.50%, 03/15/28(b)	175	153,797
4.75%, 07/15/27 (Call 04/15/27)(b)	120	112,081
Intelligent Packaging Ltd. Finco Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 09/15/28 (Call 12/01/23)(b)	225	186,040
LABL Inc.
6.75%, 07/15/26 (Call 11/13/23)(b)	260	239,584
10.50%, 07/15/27 (Call 11/13/23)(b)(c)	220	191,281
Mauser Packaging Solutions Holding Co.
7.88%, 08/15/26 (Call 08/15/24)(b)	925	866,638
9.25%, 04/15/27 (Call 10/15/24)(b)	435	363,688
Owens-Brockway Glass Container Inc.
6.38%, 08/15/25(b)	110	107,279
6.63%, 05/13/27 (Call 12/01/23)(b)	225	214,046
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer Inc.
4.00%, 10/15/27 (Call 12/01/23)(b)	355	312,277
4.38%, 10/15/28 (Call 10/15/24)(b)	95	81,196
Pactiv LLC
7.95%, 12/15/25(c)	80	79,210
8.38%, 04/15/27(c)	60	58,857
Sealed Air Corp.
1.57%, 10/15/26 (Call 09/15/26)(b)	229	200,331
4.00%, 12/01/27 (Call 09/01/27)(b)	177	157,403
5.13%, 12/01/24 (Call 09/01/24)(b)	184	180,730
5.50%, 09/15/25 (Call 06/15/25)(b)	170	165,491
Sealed Air Corp./Sealed Air Corp. US, 6.13%, 02/01/28 (Call 02/01/25)(b)	190	180,715
Silgan Holdings Inc.
1.40%, 04/01/26 (Call 03/01/26)(b)	227	201,186
4.13%, 02/01/28 (Call 11/16/23)	145	129,100
Sonoco Products Co.
1.80%, 02/01/25 (Call 11/13/23)	316	299,871
2.25%, 02/01/27 (Call 01/01/27)	255	224,689
Trivium Packaging Finance BV
5.50%, 08/15/26 (Call 12/01/23)(b)	375	340,347
8.50%, 08/15/27 (Call 11/13/23)(b)	210	175,345
WRKCo Inc.
3.75%, 03/15/25 (Call 01/15/25)	250	242,024
3.90%, 06/01/28 (Call 03/01/28)	440	399,513
4.65%, 03/15/26 (Call 01/15/26)	404	391,379

		12,307,385

Pharmaceuticals — 1.1%
AbbVie Inc.
2.60%, 11/21/24 (Call 10/21/24)	683	660,121
2.95%, 11/21/26 (Call 09/21/26)	1,472	1,362,889
3.20%, 05/14/26 (Call 02/14/26)	1,305	1,230,090
3.60%, 05/14/25 (Call 02/14/25)	1,664	1,609,647

Security	Par (000)	Value

Pharmaceuticals (continued)
3.80%, 03/15/25 (Call 12/15/24)	$345	$335,894
AdaptHealth LLC, 6.13%, 08/01/28 (Call 11/13/23)(b)	125	103,322
Astrazeneca Finance LLC
1.20%, 05/28/26 (Call 04/28/26)	384	345,270
1.75%, 05/28/28 (Call 03/28/28)	430	365,558
4.88%, 03/03/28 (Call 02/03/28)	290	283,054
AstraZeneca PLC
0.70%, 04/08/26 (Call 03/08/26)	632	565,055
3.13%, 06/12/27 (Call 03/12/27)	80	73,995
3.38%, 11/16/25	833	799,879
Bausch Health Americas Inc.
8.50%, 01/31/27 (Call 12/01/23)(b)(c)	215	96,600
9.25%, 04/01/26 (Call 12/01/23)(b)(c)	260	228,704
Bausch Health Companies Inc.
4.88%, 06/01/28 (Call 06/01/24)(b)(c)	515	255,817
5.00%, 01/30/28 (Call 11/16/23)(b)(c)	125	46,014
5.50%, 11/01/25 (Call 12/01/23)(b)	545	471,646
5.75%, 08/15/27 (Call 11/16/23)(b)(c)	160	84,878
6.13%, 02/01/27 (Call 02/01/24)(b)(c)	320	178,299
7.00%, 01/15/28 (Call 11/16/23)(b)	60	24,977
9.00%, 12/15/25 (Call 12/01/23)(b)(c)	320	279,500
11.00%, 09/30/28(b)(c)	600	365,944
Bayer Corp., 6.65%, 02/15/28(b)	5	5,101
Bayer U.S. Finance II LLC, 4.25%, 12/15/25 (Call 10/15/25)(b)	1,020	979,908
Becton Dickinson and Co.
3.70%, 06/06/27 (Call 03/06/27)	712	662,897
3.73%, 12/15/24 (Call 09/15/24)	397	387,285
4.69%, 02/13/28 (Call 01/13/28)	590	564,576
Bristol-Myers Squibb Co.
0.75%, 11/13/25 (Call 10/13/25)	518	472,328
1.13%, 11/13/27 (Call 09/13/27)	410	348,259
3.20%, 06/15/26 (Call 04/15/26)	738	699,116
3.25%, 02/27/27	5	4,682
3.45%, 11/15/27 (Call 08/15/27)	55	51,094
3.90%, 02/20/28 (Call 11/20/27)	600	563,644
Cardinal Health Inc.
3.41%, 06/15/27 (Call 03/15/27)	242	221,723
3.50%, 11/15/24 (Call 08/15/24)(c)	359	349,581
3.75%, 09/15/25 (Call 06/15/25)	313	300,316
Cencora Inc.
3.25%, 03/01/25 (Call 12/01/24)	280	271,064
3.45%, 12/15/27 (Call 09/15/27)	10	9,210
Cheplapharm Arzneimittel GmbH, 5.50%, 01/15/28 (Call 01/15/24)(b)	200	178,776
Cigna Group (The)
1.25%, 03/15/26 (Call 02/15/26)	374	336,453
3.05%, 10/15/27 (Call 07/15/27)	35	31,629
3.25%, 04/15/25 (Call 01/15/25)	430	414,608
3.40%, 03/01/27 (Call 12/01/26)	579	536,691
4.13%, 11/15/25 (Call 09/15/25)	679	657,872
4.38%, 10/15/28 (Call 07/15/28)	1,000	934,660
4.50%, 02/25/26 (Call 11/27/25)	600	582,194
CVS Health Corp.
1.30%, 08/21/27 (Call 06/21/27)	912	769,257
2.88%, 06/01/26 (Call 03/01/26)	744	690,972
3.00%, 08/15/26 (Call 06/15/26)	472	437,574
3.63%, 04/01/27 (Call 02/01/27)	402	373,210
3.88%, 07/20/25 (Call 04/20/25)	1,176	1,137,562
4.10%, 03/25/25 (Call 01/25/25)	335	327,925

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
4.30%, 03/25/28 (Call 12/25/27)	$1,780	$1,667,558
5.00%, 02/20/26 (Call 01/20/26)	340	333,379
6.25%, 06/01/27	30	30,408
Elanco Animal Health Inc., 6.65%, 08/28/28 (Call 05/28/28)(c)	250	239,096
EMD Finance LLC, 3.25%, 03/19/25 (Call 12/19/24)(b)	722	695,093
GlaxoSmithKline Capital Inc.
3.63%, 05/15/25	313	304,624
3.88%, 05/15/28	500	468,683
Grifols Escrow Issuer SA, 4.75%, 10/15/28 (Call 10/15/24)(b)	225	188,564
Herbalife Nutrition Ltd./HLF Financing Inc., 7.88%, 09/01/25 (Call 12/01/23)(b)	195	183,461
Hikma Finance USA LLC, 3.25%, 07/09/25(d)	200	187,436
Johnson & Johnson
0.55%, 09/01/25 (Call 08/01/25)	560	514,332
0.95%, 09/01/27 (Call 07/01/27)	540	461,829
2.45%, 03/01/26 (Call 12/01/25)	375	352,111
2.63%, 01/15/25 (Call 11/15/24)	351	340,292
2.90%, 01/15/28 (Call 10/15/27)	610	558,401
2.95%, 03/03/27 (Call 12/03/26)	145	135,105
McKesson Corp.
0.90%, 12/03/25 (Call 11/03/25)	135	122,377
1.30%, 08/15/26 (Call 07/15/26)	342	303,275
4.90%, 07/15/28 (Call 06/15/28)	90	87,319
5.25%, 02/15/26 (Call 02/15/24)	10	9,888
Mead Johnson Nutrition Co., 4.13%, 11/15/25 (Call 08/15/25)	590	572,026
Merck & Co. Inc.
0.75%, 02/24/26 (Call 01/24/26)	415	373,783
1.70%, 06/10/27 (Call 05/10/27)	280	246,805
2.75%, 02/10/25 (Call 11/10/24)	660	638,426
4.05%, 05/17/28 (Call 04/17/28)(c)	160	152,318
Mylan Inc., 4.55%, 04/15/28 (Call 01/15/28)	70	63,789
Novartis Capital Corp.
1.75%, 02/14/25 (Call 01/14/25)	465	443,931
2.00%, 02/14/27 (Call 12/14/26)	435	391,495
3.00%, 11/20/25 (Call 08/20/25)	930	886,648
3.10%, 05/17/27 (Call 02/17/27)	185	171,619
Organon & Co./Organon Foreign Debt Co.-Issuer BV, 4.13%, 04/30/28 (Call 04/30/24)(b)	720	622,006
Owens & Minor Inc., 4.38%, 12/15/24 (Call 09/15/24)	100	96,362
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25 (Call 12/01/23)(b)	150	100,727
Perrigo Finance Unlimited Co.
3.90%, 12/15/24 (Call 09/15/24)	275	267,104
4.38%, 03/15/26 (Call 12/15/25)	265	248,816
Pfizer Inc.
0.80%, 05/28/25 (Call 04/28/25)	536	498,501
2.75%, 06/03/26	412	385,969
3.00%, 12/15/26	425	395,772
3.60%, 09/15/28 (Call 06/15/28)	300	277,302
Pfizer Investment Enterprises Pte Ltd.
4.45%, 05/19/26 (Call 04/19/26)	1,325	1,293,330
4.45%, 05/19/28 (Call 04/19/28)	1,380	1,318,496
Pfizer Investment Enterprises Pte. Ltd., 4.65%, 05/19/25	390	385,065
PRA Health Sciences Inc., 2.88%, 07/15/26 (Call 12/01/23)(b)	195	179,063

Security	Par (000)	Value

Pharmaceuticals (continued)
Prestige Brands Inc., 5.13%, 01/15/28 (Call 12/01/23)(b)	$150	$138,517
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/26 (Call 06/23/26)	1,162	1,081,768
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/26	1,100	965,992
4.75%, 05/09/27 (Call 02/09/27)	300	271,695
6.75%, 03/01/28 (Call 12/01/27)(c)	600	573,837
Utah Acquisition Sub Inc., 3.95%, 06/15/26 (Call 03/15/26)	817	764,892
Viatris Inc.
1.65%, 06/22/25 (Call 05/22/25)	364	338,036
2.30%, 06/22/27 (Call 04/22/27)	250	214,163
Zoetis Inc.
3.00%, 09/12/27 (Call 06/12/27)	102	92,620
3.90%, 08/20/28 (Call 05/20/28)	100	92,906
4.50%, 11/13/25 (Call 08/13/25)	70	68,277
5.40%, 11/14/25 (Call 10/14/25)	15	14,890

		44,877,497

Pipelines — 1.0%
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.75%, 03/01/27 (Call 11/16/23)(b)	230	220,021
5.75%, 01/15/28 (Call 11/16/23)(b)	220	206,532
7.88%, 05/15/26 (Call 11/16/23)(b)	205	206,906
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.63%, 07/15/26 (Call 12/01/23)(b)	130	126,513
7.63%, 12/15/25 (Call 12/01/23)(b)	235	235,310
Boardwalk Pipelines LP
4.45%, 07/15/27 (Call 04/15/27)	195	182,737
4.95%, 12/15/24 (Call 09/15/24)	449	442,218
5.95%, 06/01/26 (Call 03/01/26)	60	59,490
Buckeye Partners LP
3.95%, 12/01/26 (Call 09/01/26)	200	182,387
4.13%, 03/01/25 (Call 02/01/25)(b)	195	185,946
4.13%, 12/01/27 (Call 09/01/27)	155	134,729
4.50%, 03/01/28 (Call 12/01/27)(b)	175	153,149
Cheniere Corpus Christi Holdings LLC
5.13%, 06/30/27 (Call 01/01/27)	642	619,535
5.88%, 03/31/25 (Call 10/02/24)	611	607,896
CNPC Global Capital Ltd., 1.35%, 06/23/25 (Call 05/23/25)(d)	400	372,723
Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp., 4.15%, 08/15/26 (Call 05/15/26)(b)	205	193,812
Columbia Pipeline Group Inc., 4.50%, 06/01/25 (Call 03/01/25)	271	264,411
Columbia Pipelines Holding Co. LLC
6.04%, 08/15/28 (Call 07/15/28)(b)	940	923,844
6.05%, 08/15/26 (Call 07/15/26)(b)	205	204,541
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.63%, 05/01/27 (Call 11/16/23)(b)	220	211,601
5.75%, 04/01/25 (Call 12/01/23)	165	162,945
DCP Midstream Operating LP
5.38%, 07/15/25 (Call 04/15/25)	442	436,791
5.63%, 07/15/27 (Call 04/15/27)	259	254,386
Delek Logistics Partners LP/Delek Logistics Finance Corp.
6.75%, 05/15/25 (Call 12/01/23)(c)	90	88,847

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
7.13%, 06/01/28 (Call 06/01/24)(b)	$150	$136,989
Enbridge Energy Partners LP, 5.88%, 10/15/25 (Call 07/15/25)	10	9,977
Enbridge Inc.
1.60%, 10/04/26 (Call 09/04/26)	387	343,554
2.50%, 01/15/25 (Call 12/15/24)	381	365,446
2.50%, 02/14/25	112	107,109
3.70%, 07/15/27 (Call 04/15/27)	145	133,843
4.25%, 12/01/26 (Call 09/01/26)	125	118,727
Energy Transfer LP
2.90%, 05/15/25 (Call 04/15/25)	443	421,956
3.90%, 07/15/26 (Call 04/15/26)	225	212,480
4.00%, 10/01/27 (Call 07/01/27)	285	262,372
4.05%, 03/15/25 (Call 12/15/24)	433	421,001
4.20%, 04/15/27 (Call 01/15/27)	340	318,217
4.40%, 03/15/27 (Call 12/15/26)	102	96,093
4.75%, 01/15/26 (Call 10/15/25)	383	371,754
4.95%, 06/15/28 (Call 03/15/28)	720	680,453
5.50%, 06/01/27 (Call 03/01/27)	124	120,887
5.55%, 02/15/28 (Call 01/15/28)	370	359,356
5.95%, 12/01/25 (Call 09/01/25)	170	169,105
6.05%, 12/01/26 (Call 11/01/26)	250	249,681
6.10%, 12/01/28 (Call 11/01/28)	60	59,286
EnLink Midstream LLC, 5.63%, 01/15/28 (Call 07/15/27)(b)	175	165,033
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)	149	143,289
4.85%, 07/15/26 (Call 04/15/26)	190	179,093
Enterprise Products Operating LLC
3.70%, 02/15/26 (Call 11/15/25)	102	97,516
3.75%, 02/15/25 (Call 11/15/24)	615	598,768
3.95%, 02/15/27 (Call 11/15/26)	95	89,865
5.05%, 01/10/26	285	281,634
5.38%, 02/15/78 (Call 02/15/28), (3-mo. SOFR + 2.832%)(a)	5	4,270
Series E, 5.25%, 08/16/77 (Call 08/16/27), (3-mo. SOFR + 3.295%)(a)	715	614,279
EQM Midstream Partners LP
4.13%, 12/01/26 (Call 09/01/26)	195	181,122
5.50%, 07/15/28 (Call 04/15/28)	275	256,779
6.00%, 07/01/25 (Call 04/01/25)(b)	145	142,232
6.50%, 07/01/27 (Call 01/01/27)(b)	320	312,542
7.50%, 06/01/27 (Call 06/01/24)(b)	205	203,635
Florida Gas Transmission Co. LLC, 4.35%, 07/15/25 (Call 04/15/25)(b)	345	333,793
FTAI Infra Escrow Holdings LLC, 10.50%, 06/01/27 (Call 06/01/25)(b)	205	200,810
Galaxy Pipeline Assets Bidco Ltd., 1.75%, 09/30/27(d)	259	237,505
Genesis Energy LP/Genesis Energy Finance Corp.
6.25%, 05/15/26 (Call 12/01/23)	130	124,005
6.50%, 10/01/25 (Call 12/01/23)	209	204,803
7.75%, 02/01/28 (Call 12/01/23)	220	207,480
8.00%, 01/15/27 (Call 01/15/24)	347	333,717
Global Partners LP/GLP Finance Corp., 7.00%, 08/01/27 (Call 11/16/23)	145	136,625
Gray Oak Pipeline LLC, 2.60%, 10/15/25 (Call 09/15/25)(b)	300	277,615
Gulfstream Natural Gas System LLC
4.60%, 09/15/25 (Call 06/15/25)(b)	283	273,127
6.19%, 11/01/25(b)	100	99,129

Security	Par (000)	Value

Pipelines (continued)
Harvest Midstream I LP, 7.50%, 09/01/28 (Call 12/01/23)(b)	$250	$237,621
Hess Midstream Operations LP
5.13%, 06/15/28 (Call 12/01/23)(b)	150	139,056
5.63%, 02/15/26 (Call 12/01/23)(b)	288	280,609
Holly Energy Partners LP/Holly Energy Finance Corp.
5.00%, 02/01/28 (Call 11/16/23)(b)	200	185,239
6.38%, 04/15/27 (Call 04/15/24)(b)	175	170,430
Howard Midstream Energy Partners LLC
6.75%, 01/15/27 (Call 01/15/24)(b)	160	151,792
8.88%, 07/15/28 (Call 07/15/25)(b)	175	176,469
KazTransGas JSC, 4.38%, 09/26/27(d)	200	182,182
Kinder Morgan Inc.
1.75%, 11/15/26 (Call 10/15/26)	250	221,437
4.30%, 06/01/25 (Call 03/01/25)	665	647,229
4.30%, 03/01/28 (Call 12/01/27)	480	447,638
Magellan Midstream Partners LP, 5.00%, 03/01/26 (Call 12/01/25)	175	170,750
Martin Midstream Partners LP/Martin Midstream Finance Corp., 11.50%, 02/15/28 (Call 08/15/25)(b)(c)	120	117,816
MPLX LP
1.75%, 03/01/26 (Call 02/01/26)	624	566,031
4.00%, 02/15/25 (Call 11/15/24)	224	218,063
4.00%, 03/15/28 (Call 12/15/27)	5	4,581
4.13%, 03/01/27 (Call 12/01/26)	497	467,119
4.25%, 12/01/27 (Call 09/01/27)	300	279,014
4.88%, 12/01/24 (Call 09/01/24)	456	449,890
4.88%, 06/01/25 (Call 03/01/25)	498	488,358
New Fortress Energy Inc.
6.50%, 09/30/26 (Call 12/01/23)(b)	495	443,123
6.75%, 09/15/25 (Call 11/21/23)(b)	443	411,760
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26 (Call 12/01/23)(b)	725	707,906
NGL Energy Partners LP/NGL Energy Finance Corp.
6.13%, 03/01/25 (Call 12/01/23)	116	113,537
7.50%, 04/15/26 (Call 12/01/23)	109	103,643
NGPL PipeCo LLC, 4.88%, 08/15/27 (Call 02/15/27)(b)	157	147,297
Northriver Midstream Finance LP, 5.63%, 02/15/26 (Call 12/01/23)(b)	205	194,538
Northwest Pipeline LLC, 4.00%, 04/01/27 (Call 01/01/27)	125	117,147
NuStar Logistics LP
5.63%, 04/28/27 (Call 01/28/27)	190	180,337
5.75%, 10/01/25 (Call 07/01/25)	247	239,698
6.00%, 06/01/26 (Call 03/01/26)	195	188,781
ONEOK Inc.
4.00%, 07/13/27 (Call 04/13/27)	50	46,509
4.55%, 07/15/28 (Call 04/15/28)	455	424,438
4.90%, 03/15/25 (Call 12/15/24)	45	44,215
5.55%, 11/01/26 (Call 10/01/26)	345	340,837
5.65%, 11/01/28 (Call 10/01/28)	325	317,191
5.85%, 01/15/26 (Call 12/15/25)	360	359,292
Plains All American Pipeline LP/PAA Finance Corp.
3.60%, 11/01/24 (Call 08/01/24)	429	418,320
4.50%, 12/15/26 (Call 09/15/26)	55	52,405
4.65%, 10/15/25 (Call 07/15/25)	482	466,924

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
Rockies Express Pipeline LLC, 3.60%, 05/15/25 (Call 04/15/25)(b)	$160	$151,411
Sabine Pass Liquefaction LLC 4.20%, 03/15/28 (Call 09/15/27)	500	460,102
5.00%, 03/15/27 (Call 09/15/26)	597	574,859
5.63%, 03/01/25 (Call 12/01/24)	939	932,891
5.88%, 06/30/26 (Call 12/31/25)	436	432,714
Southern Gas Corridor CJSC, 6.88%, 03/24/26(d)	600	591,832
Spectra Energy Partners LP 3.38%, 10/15/26 (Call 07/15/26)	240	223,356
3.50%, 03/15/25 (Call 12/15/24)	266	256,691
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
5.75%, 04/15/25 (Call 12/01/23)(c)	95	89,586
9.00%, 10/15/26 (Call 12/01/23)(b)(g)	260	249,611
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
5.50%, 01/15/28 (Call 12/01/23)(b)	260	228,822
6.00%, 03/01/27 (Call 12/01/23)(b)	165	151,429
7.50%, 10/01/25 (Call 12/01/23)(b)	225	222,225
Targa Resources Corp. 5.20%, 07/01/27 (Call 06/01/27)	387	374,496
6.50%, 07/15/27 (Call 12/01/23)	165	163,093
TC PipeLines LP 3.90%, 05/25/27 (Call 02/25/27)	10	9,265
4.38%, 03/13/25 (Call 12/13/24)	287	280,355
Tennessee Gas Pipeline Co. LLC, 7.00%, 03/15/27	5	5,115
TransCanada PipeLines Ltd. 4.25%, 05/15/28 (Call 02/15/28)	500	462,201
4.88%, 01/15/26 (Call 10/15/25)	85	82,939
Transcontinental Gas Pipe Line Co. LLC, 7.85%, 02/01/26 (Call 11/01/25)	435	449,138
TransMontaigne Partners LP/TLP Finance Corp., 6.13%, 02/15/26 (Call 11/16/23)	100	85,718
Transportadora de Gas del Sur SA, 6.75%, 05/02/25 (Call 11/10/23)(d)	150	138,175
Valero Energy Partners LP, 4.50%, 03/15/28 (Call 12/15/27)	465	437,629
Venture Global LNG Inc., 8.13%, 06/01/28 (Call 06/01/25)(b)	730	708,742
Western Midstream Operating LP 3.10%, 02/01/25 (Call 01/01/25)	308	296,000
3.95%, 06/01/25 (Call 03/01/25)	185	177,949
4.50%, 03/01/28 (Call 12/01/27)	5	4,609
4.65%, 07/01/26 (Call 04/01/26)	235	225,065
4.75%, 08/15/28 (Call 05/15/28)	5	4,649
Williams Companies Inc. (The) 3.75%, 06/15/27 (Call 03/15/27)	572	528,454
3.90%, 01/15/25 (Call 10/15/24)(c)	421	409,945
4.00%, 09/15/25 (Call 06/15/25)	350	336,634
5.30%, 08/15/28 (Call 07/15/28)	515	496,507
5.40%, 03/02/26	285	281,620

		38,777,271

Private Equity — 0.0%
Apollo Management Holdings LP, 4.40%, 05/27/26 (Call 02/27/26)(b)	125	118,756

Real Estate — 0.2%
Agile Group Holdings Ltd., 5.75%, 01/02/25 (Call 11/30/23)(d)(h)(i)	200	22,379
Aldar Sukuk Ltd., 4.75%, 09/29/25(d)	200	194,429

Security	Par (000)	Value

Real Estate (continued)
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26(d)	$400	$359,251
Arada Sukuk Ltd., 8.13%, 06/08/27(d)	200	202,401
Brookfield Asset Management Inc., 4.00%, 01/15/25 (Call 10/15/24)	105	102,194
CBRE Services Inc., 4.88%, 03/01/26 (Call 12/01/25)	230	222,381
Central Plaza Development Ltd. 3.85%, 07/14/25(d)	200	140,004
4.65%, 01/19/26 (Call 10/19/25)(d)	200	130,227
5.75%, (Call 11/14/24), (5-year CMT + 8.066%)(a)(d)(e)	200	148,420
China Overseas Finance Cayman VII Ltd., 4.75%, 04/26/28(d)	200	185,244
China Overseas Finance Cayman VIII Ltd., 2.38%, 03/02/25(d)	200	189,247
China Overseas Grand Oceans Finance IV Cayman Ltd., 2.45%, 02/09/26 (Call 11/09/25)(d)	200	164,260
China Resources Land Ltd., 3.75%, (Call 12/09/24), (5-year CMT + 5.139%)(a)(d)(e)	400	383,195
CK Property Finance MTN Ltd., 1.38%, 06/30/26(d)	200	178,073
Cushman & Wakefield U.S. Borrower LLC, 6.75%, 05/15/28 (Call 12/01/23)(b)(c)	220	200,763
Dar Al-Arkan Sukuk Co. Ltd., 6.75%, 02/15/25(d)	200	197,678
DIFC Sukuk Ltd., 4.33%, 11/12/24(d)	200	195,258
Ease Trade Global Ltd., 4.00%, 11/10/25(d)	200	184,081
Elect Global Investments Ltd., 4.10%, (Call 06/03/25), (5-year CMT + 2.887%)(a)(d)(e)	200	158,000
Emaar Sukuk Ltd., 3.64%, 09/15/26(d)	400	373,963
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25 (Call 12/01/23)(b)(c)	205	193,491
Franshion Brilliant Ltd., 3.20%, 04/09/26(d)	400	294,218
Fuqing Investment management Co., 3.25%, 06/23/25(d)	200	121,273
GAIF Bond Issuer Pty Ltd., 3.40%, 09/30/26 (Call 06/30/26)(b)(c)	350	325,812
Hongkong Land Finance Cayman Islands Co. Ltd. (The), 4.50%, 10/07/25(d)	200	195,055
Howard Hughes Corp. (The), 5.38%, 08/01/28 (Call 12/01/23)(b)	250	219,996
Hysan MTN Ltd., 2.88%, 06/02/27 (Call 03/02/27)(d)	200	177,314
LOTTE Property & Development Co. Ltd., 4.50%, 08/01/25(d)	200	195,009
MAF Global Securities Ltd., 7.88%, (Call 06/30/27), (5-year CMT + 4.893%)(a)(d)(e)	200	197,580
MAF Sukuk Ltd., 4.50%, 11/03/25(d)	200	193,251
Nan Fung Treasury Ltd., 3.88%, 10/03/27(d)	200	177,436
Ontario Teachers’ Cadillac Fairview Properties Trust, 3.88%, 03/20/27 (Call 12/20/26)(b)	220	201,341
RKPF Overseas 2020 A Ltd., 5.20%, 01/12/26 (Call 01/12/24)(d)	400	125,013
Sinochem Offshore Capital Co. Ltd.
1.50%, 11/24/24 (Call 10/24/24)(d)	200	190,653
1.63%, 10/29/25(d)	200	183,249
2.25%, 11/24/26 (Call 10/24/26)(d)	400	358,113
Swire Properties MTN Financing Ltd., 3.63%, 01/13/26(d)	400	381,892
Vanke Real Estate Hong Kong Co. Ltd.
3.15%, 05/12/25(d)	200	110,923
3.98%, 11/09/27(d)	400	177,277
Westwood Group Holdings Ltd., 2.80%, 01/20/26(d) .	200	177,903
Wharf REIC Finance BVI Ltd., 2.38%, 05/07/25(d)	200	188,860

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate (continued)
Yanlord Land HK Co. Ltd., 5.13%, 05/20/26 (Call 05/20/24)(d)	$200	$100,305

		8,417,412

Real Estate Investment Trusts — 1.1%
Agree LP, 2.00%, 06/15/28 (Call 04/15/28)	50	40,958
Alexandria Real Estate Equities Inc.
3.45%, 04/30/25 (Call 02/28/25)	352	338,580
3.80%, 04/15/26 (Call 02/15/26)	59	56,031
3.95%, 01/15/28 (Call 10/15/27)	418	383,374
4.30%, 01/15/26 (Call 10/15/25)	115	110,773
American Tower Corp.
1.30%, 09/15/25 (Call 08/15/25)	300	274,192
1.45%, 09/15/26 (Call 08/15/26)	347	304,485
1.50%, 01/31/28 (Call 11/30/27)	40	32,912
1.60%, 04/15/26 (Call 03/15/26)	399	357,362
2.40%, 03/15/25 (Call 02/15/25)	360	341,880
2.75%, 01/15/27 (Call 11/15/26)	134	120,388
2.95%, 01/15/25 (Call 12/15/24)	322	309,913
3.13%, 01/15/27 (Call 10/15/26)	295	267,895
3.38%, 10/15/26 (Call 07/15/26)	237	219,383
3.55%, 07/15/27 (Call 04/15/27)	79	71,924
3.60%, 01/15/28 (Call 10/15/27)	40	35,994
3.65%, 03/15/27 (Call 02/15/27)	387	356,309
4.00%, 06/01/25 (Call 03/01/25)	169	163,312
4.40%, 02/15/26 (Call 11/15/25)	170	163,672
5.25%, 07/15/28 (Call 06/15/28)	595	567,859
5.50%, 03/15/28 (Call 02/15/28)	340	329,415
5.80%, 11/15/28 (Call 10/15/28)	275	268,590
AvalonBay Communities Inc.
2.90%, 10/15/26 (Call 07/15/26)	50	46,304
2.95%, 05/11/26 (Call 02/11/26)	115	107,439
3.35%, 05/15/27 (Call 02/15/27)	173	159,455
3.45%, 06/01/25 (Call 03/03/25)	291	280,360
3.50%, 11/15/24 (Call 08/15/24)	212	207,017
3.50%, 11/15/25 (Call 08/15/25)	110	104,951
Blackstone Mortgage Trust Inc., 3.75%, 01/15/27 (Call 10/15/26)(b)(c)	130	108,198
Boston Properties LP
2.75%, 10/01/26 (Call 07/01/26)	370	327,112
3.20%, 01/15/25 (Call 10/15/24)	390	373,207
3.65%, 02/01/26 (Call 11/03/25)	380	353,184
6.75%, 12/01/27 (Call 11/01/27)	420	413,067
Brandywine Operating Partnership LP
3.95%, 11/15/27 (Call 08/15/27)	150	124,500
7.80%, 03/15/28 (Call 02/15/28)(c)	30	27,067
Brixmor Operating Partnership LP
2.25%, 04/01/28 (Call 02/01/28)	390	325,594
3.85%, 02/01/25 (Call 11/01/24)	345	332,316
3.90%, 03/15/27 (Call 12/15/26)	70	64,050
4.13%, 06/15/26 (Call 03/15/26)	80	75,222
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL
4.50%, 04/01/27 (Call 12/01/23)(b)	255	212,512
5.75%, 05/15/26 (Call 11/13/23)(b)	335	306,878
Corporate Office Properties LP, 2.25%, 03/15/26 (Call 02/15/26)	249	225,017
Crown Castle Inc.
4.80%, 09/01/28 (Call 08/01/28)	10	9,349
5.00%, 01/11/28 (Call 12/11/27)	515	488,695
Crown Castle International Corp.
1.05%, 07/15/26 (Call 06/15/26)	522	456,304

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
1.35%, 07/15/25 (Call 06/15/25)	$322	$296,895
2.90%, 03/15/27 (Call 02/15/27)	402	360,136
3.65%, 09/01/27 (Call 06/01/27)	67	60,885
3.70%, 06/15/26 (Call 03/15/26)	427	401,152
3.80%, 02/15/28 (Call 11/15/27)	565	509,415
4.00%, 03/01/27 (Call 12/01/26)	5	4,655
4.45%, 02/15/26 (Call 11/15/25)	262	252,322
CTR Partnership LP/CareTrust Capital Corp., 3.88%, 06/30/28 (Call 03/30/28)(b)	125	105,872
CubeSmart LP, 4.00%, 11/15/25 (Call 08/15/25)	82	78,525
Digital Realty Trust LP
3.70%, 08/15/27 (Call 05/15/27)	410	374,602
5.55%, 01/15/28 (Call 12/15/27)	583	565,044
Diversified Healthcare Trust
4.75%, 02/15/28 (Call 08/15/27)	165	120,194
9.75%, 06/15/25 (Call 11/16/23)	197	191,177
EPR Properties
4.50%, 04/01/25 (Call 01/01/25)	150	144,832
4.50%, 06/01/27 (Call 03/01/27)	112	98,722
4.75%, 12/15/26 (Call 09/15/26)	145	132,199
4.95%, 04/15/28 (Call 01/15/28)	310	270,045
Equinix Inc.
1.00%, 09/15/25 (Call 08/15/25)	320	291,485
1.25%, 07/15/25 (Call 06/15/25)	225	207,559
1.45%, 05/15/26 (Call 04/15/26)	315	281,419
1.55%, 03/15/28 (Call 01/15/28)	230	190,748
1.80%, 07/15/27 (Call 05/15/27)	215	184,137
2.63%, 11/18/24 (Call 10/18/24)	427	412,310
2.90%, 11/18/26 (Call 09/18/26)	39	35,560
ERP Operating LP
2.85%, 11/01/26 (Call 08/01/26)	145	133,258
3.50%, 03/01/28 (Call 12/01/27)	40	36,272
Essex Portfolio LP
1.70%, 03/01/28 (Call 01/01/28)	475	394,100
3.38%, 04/15/26 (Call 01/15/26)	85	80,025
3.50%, 04/01/25 (Call 01/01/25)	160	153,896
3.63%, 05/01/27 (Call 02/01/27)	70	64,230
Extra Space Storage LP
3.50%, 07/01/26 (Call 04/01/26)	50	46,540
3.88%, 12/15/27 (Call 09/15/27)	440	400,065
5.70%, 04/01/28 (Call 03/01/28)	55	53,598
Federal Realty Investment Trust
1.25%, 02/15/26 (Call 01/15/26)	80	71,863
3.25%, 07/15/27 (Call 04/15/27)	5	4,516
Federal Realty OP LP, 5.38%, 05/01/28 (Call 04/01/28)	490	471,908
Global Net Lease Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27 (Call 09/15/27)(b)	180	136,592
GLP Capital LP/GLP Financing II Inc.
5.25%, 06/01/25 (Call 03/01/25)	315	307,182
5.38%, 04/15/26 (Call 01/15/26)	380	364,470
5.75%, 06/01/28 (Call 03/03/28)	22	20,683
Goodman U.S. Finance Three LLC, 3.70%, 03/15/28 (Call 12/15/27)(b)	5	4,451
HAT Holdings I LLC/HAT Holdings II LLC
3.38%, 06/15/26 (Call 03/15/26)(b)(c)	353	310,900
6.00%, 04/15/25 (Call 12/01/23)(b)(c)	150	145,779
Healthcare Realty Holdings LP
3.50%, 08/01/26 (Call 05/01/26)	75	69,434
3.75%, 07/01/27 (Call 04/01/27)	59	53,906

62	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Healthpeak Properties Inc.
1.35%, 02/01/27 (Call 01/01/27)	$50	$43,020
3.25%, 07/15/26 (Call 05/15/26)	55	51,439
3.40%, 02/01/25 (Call 11/01/24)	52	50,241
4.00%, 06/01/25 (Call 03/01/25)	390	377,520
Highwoods Realty LP, 4.13%, 03/15/28 (Call 12/15/27)	25	21,526
Host Hotels & Resorts LP
Series E, 4.00%, 06/15/25 (Call 03/15/25)	135	129,504
Series F, 4.50%, 02/01/26 (Call 11/01/25)	290	277,369
Hudson Pacific Properties LP
3.95%, 11/01/27 (Call 08/01/27)	295	227,675
5.95%, 02/15/28 (Call 01/15/28)(c)	15	11,834
Iron Mountain Inc.
4.88%, 09/15/27 (Call 11/13/23)(b)	355	325,696
5.00%, 07/15/28 (Call 11/13/23)(b)	150	134,361
5.25%, 03/15/28 (Call 11/13/23)(b)	280	256,321
Kilroy Realty LP
3.45%, 12/15/24 (Call 09/15/24)	320	307,817
4.38%, 10/01/25 (Call 07/01/25)	15	14,322
Kimco Realty Corp.
1.90%, 03/01/28 (Call 01/01/28)	540	448,561
2.80%, 10/01/26 (Call 07/01/26)	5	4,566
3.30%, 02/01/25 (Call 12/01/24)	137	132,007
3.80%, 04/01/27 (Call 01/01/27)	25	22,981
Kite Realty Group LP, 4.00%, 10/01/26 (Call 07/01/26)	70	63,749
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
4.25%, 02/01/27 (Call 12/01/23)(b)	230	201,960
5.25%, 10/01/25 (Call 11/16/23)(b)	155	147,508
Link Finance Cayman 2009 Ltd. (The), 2.88%, 07/21/26(d)	200	185,692
Mid-America Apartments LP
1.10%, 09/15/26 (Call 08/15/26)	225	197,798
3.60%, 06/01/27 (Call 03/01/27)	220	204,443
4.00%, 11/15/25 (Call 08/15/25)	55	53,020
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27 (Call 12/01/23)(c)	465	360,229
5.25%, 08/01/26 (Call 12/01/23)(c)	160	137,991
New Residential Investment Corp., 6.25%, 10/15/25 (Call 12/01/23)(b)	200	189,978
NNN REIT Inc., 3.50%, 10/15/27 (Call 07/15/27)	495	449,095
Office Properties Income Trust
2.40%, 02/01/27 (Call 01/01/27)	123	68,715
2.65%, 06/15/26 (Call 05/15/26)	110	72,448
4.50%, 02/01/25 (Call 11/01/24)	215	185,769
Omega Healthcare Investors Inc.
4.50%, 01/15/25 (Call 10/15/24)	123	119,335
4.50%, 04/01/27 (Call 01/01/27)	295	271,576
5.25%, 01/15/26 (Call 10/15/25)	345	332,722
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
5.88%, 10/01/28 (Call 12/01/23)(b)	225	202,642
7.50%, 06/01/25 (Call 12/01/23)(b)	230	228,110
Physicians Realty LP
3.95%, 01/15/28 (Call 10/15/27)	215	193,018
4.30%, 03/15/27 (Call 12/15/26)	25	23,237
Piedmont Operating Partnership LP, 9.25%, 07/20/28 (Call 06/20/28)	255	253,978

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Prologis LP
2.13%, 04/15/27 (Call 02/15/27)	$60	$53,210
3.38%, 12/15/27 (Call 09/15/27)	460	418,969
4.88%, 06/15/28 (Call 05/15/28)	145	139,463
Public Storage Operating Co. 0.88%, 02/15/26 (Call 01/15/26)	260	233,239
1.50%, 11/09/26 (Call 10/09/26)	405	360,809
3.09%, 09/15/27 (Call 06/15/27)	50	45,774
Realty Income Corp. 0.75%, 03/15/26 (Call 02/15/26)	395	349,397
3.00%, 01/15/27 (Call 10/15/26)	225	205,161
3.65%, 01/15/28 (Call 10/15/27)	15	13,651
3.88%, 04/15/25 (Call 02/15/25)	113	109,540
3.95%, 08/15/27 (Call 05/15/27)	260	241,162
4.13%, 10/15/26 (Call 07/15/26)	275	261,599
4.63%, 11/01/25 (Call 09/01/25)	320	311,814
4.88%, 06/01/26 (Call 03/01/26)	60	58,435
Regency Centers LP, 4.13%, 03/15/28 (Call 12/15/27)	455	416,862
Rexford Industrial Realty LP, 5.00%, 06/15/28 (Call 05/15/28)	125	118,420
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/27 (Call 12/01/23)	250	227,394
7.25%, 07/15/28 (Call 07/15/25)	130	126,767
RLJ Lodging Trust LP, 3.75%, 07/01/26 (Call 12/01/23)(b)	195	175,970
Sabra Health Care LP, 5.13%, 08/15/26 (Call 05/15/26)	267	253,186
SBA Communications Corp., 3.88%, 02/15/27 (Call 11/13/23)	505	460,547
Scentre Group Trust 1/Scentre Group Trust 2
3.25%, 10/28/25 (Call 07/30/25)(b)	275	260,137
3.50%, 02/12/25 (Call 11/14/24)(b)	322	311,250
3.63%, 01/28/26 (Call 12/28/25)(b)	350	332,229
3.75%, 03/23/27 (Call 12/23/26)(b)	295	273,177
Scentre Group Trust 2, 4.75%, 09/24/80 (Call 06/24/26), (5-year CMT + 4.379%)(a)(b)	440	394,878
Service Properties Trust
3.95%, 01/15/28 (Call 07/15/27)	130	97,147
4.35%, 10/01/24 (Call 09/01/24)	246	235,848
4.50%, 03/15/25 (Call 09/15/24)	135	126,047
4.75%, 10/01/26 (Call 08/01/26)	145	123,222
4.95%, 02/15/27 (Call 08/15/26)	130	108,456
5.25%, 02/15/26 (Call 08/15/25)	120	107,382
5.50%, 12/15/27 (Call 09/15/27)	160	134,916
7.50%, 09/15/25 (Call 06/15/25)	300	291,481
Simon Property Group LP
1.38%, 01/15/27 (Call 10/15/26)	474	410,963
1.75%, 02/01/28 (Call 11/01/27)	330	277,080
3.30%, 01/15/26 (Call 10/15/25)	380	359,443
3.38%, 06/15/27 (Call 03/15/27)	70	64,026
3.38%, 12/01/27 (Call 09/01/27)	425	385,041
3.50%, 09/01/25 (Call 06/01/25)	412	394,748
SITE Centers Corp.
3.63%, 02/01/25 (Call 11/01/24)	214	205,781
4.25%, 02/01/26 (Call 11/01/25)	242	228,195
4.70%, 06/01/27 (Call 03/01/27)	90	83,336
Sixth Street Specialty Lending Inc., 6.95%, 08/14/28 (Call 07/14/28)	115	111,799

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Spirit Realty LP
2.10%, 03/15/28 (Call 01/15/28)	$100	$83,344
3.20%, 01/15/27 (Call 11/15/26)	10	9,031
Starwood Property Trust Inc.
3.63%, 07/15/26 (Call 01/15/26)(b)	150	132,344
3.75%, 12/31/24 (Call 09/30/24)(b)	155	146,622
4.38%, 01/15/27 (Call 07/15/26)(b)	175	150,883
4.75%, 03/15/25 (Call 09/15/24)	185	177,684
STORE Capital Corp., 4.50%, 03/15/28 (Call 12/15/27)	15	12,966
Tanger Properties LP, 3.88%, 07/15/27 (Call 04/15/27)	25	21,992
Trust Fibra Uno
5.25%, 12/15/24 (Call 09/15/24)(c)(d)	200	195,580
5.25%, 01/30/26 (Call 10/30/25)(d)	200	190,536
UDR Inc., 3.50%, 07/01/27 (Call 04/01/27)	315	288,663
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
4.75%, 04/15/28 (Call 04/15/24)(b)	195	156,968
10.50%, 02/15/28 (Call 09/15/25)(b)	825	794,916
Ventas Realty LP
2.65%, 01/15/25 (Call 12/15/24)	215	205,624
3.25%, 10/15/26 (Call 07/15/26)	50	45,869
3.50%, 02/01/25 (Call 11/01/24)	266	256,352
3.85%, 04/01/27 (Call 01/01/27)	100	92,345
4.00%, 03/01/28 (Call 12/01/27)	200	182,066
4.13%, 01/15/26 (Call 10/15/25)	185	176,863
VICI Properties LP
4.38%, 05/15/25	195	188,818
4.75%, 02/15/28 (Call 01/15/28)	525	483,451
VICI Properties LP/VICI Note Co. Inc.
3.50%, 02/15/25 (Call 12/01/23)(b)	290	277,403
3.75%, 02/15/27 (Call 12/01/23)(b)	345	310,626
4.25%, 12/01/26 (Call 12/01/23)(b)	542	500,525
4.50%, 09/01/26 (Call 06/01/26)(b)	218	204,074
4.50%, 01/15/28 (Call 10/15/27)(b)	50	45,223
4.63%, 06/15/25 (Call 03/15/25)(b)	295	283,764
5.75%, 02/01/27 (Call 11/01/26)(b)	80	76,875
Vornado Realty LP
2.15%, 06/01/26 (Call 05/01/26)	185	155,850
3.50%, 01/15/25 (Call 11/15/24)	220	208,912
WEA Finance LLC
2.88%, 01/15/27 (Call 11/15/26)(b)	265	226,694
4.13%, 09/20/28 (Call 06/20/28)(b)	5	4,219
Welltower Inc., 4.00%, 06/01/25 (Call 03/01/25)	341	329,743
Welltower OP LLC
2.70%, 02/15/27 (Call 12/15/26)	189	170,752
4.25%, 04/01/26 (Call 01/01/26)	263	251,968
4.25%, 04/15/28 (Call 01/15/28)	455	419,563
Weyerhaeuser Co., 4.75%, 05/15/26	240	233,639
WP Carey Inc., 4.00%, 02/01/25 (Call 11/01/24)	35	34,052
XHR LP, 6.38%, 08/15/25 (Call 11/13/23)(b)	210	204,543

		43,945,623

Retail — 0.7%
1011778 BC ULC/New Red Finance Inc.
3.88%, 01/15/28 (Call 12/01/23)(b)	550	491,457
4.38%, 01/15/28 (Call 12/01/23)(b)	245	220,612
5.75%, 04/15/25 (Call 12/01/23)(b)	205	203,240
7-Eleven Inc.
0.95%, 02/10/26 (Call 01/10/26)(b)	510	456,565
1.30%, 02/10/28 (Call 12/10/27)(b)	370	306,039

Security	Par (000)	Value

Retail (continued)
99 Escrow Issuer Inc., 7.50%, 01/15/26 (Call 12/01/23)(b)	$110	$38,987
Abercrombie & Fitch Management Co., 8.75%, 07/15/25 (Call 11/16/23)(b)	110	111,644
Academy Ltd., 6.00%, 11/15/27 (Call 11/15/23)(b)	140	131,760
Advance Auto Parts Inc.
5.90%, 03/09/26	75	72,798
5.95%, 03/09/28 (Call 02/09/28)	405	378,708
Alimentation Couche-Tard Inc., 3.55%, 07/26/27 (Call 04/26/27)(b)	40	36,810
Asbury Automotive Group Inc., 4.50%, 03/01/28 (Call 11/13/23)	135	119,850
AutoNation Inc.
1.95%, 08/01/28 (Call 06/01/28)	5	4,025
3.50%, 11/15/24 (Call 09/15/24)	328	317,557
4.50%, 10/01/25 (Call 07/01/25)	94	90,737
AutoZone Inc.
3.13%, 04/21/26 (Call 01/21/26)	222	207,887
3.25%, 04/15/25 (Call 01/15/25)	158	152,125
3.63%, 04/15/25 (Call 03/15/25)	275	266,220
3.75%, 06/01/27 (Call 03/01/27)	35	32,710
4.50%, 02/01/28 (Call 01/01/28)	330	311,953
5.05%, 07/15/26	125	122,938
6.25%, 11/01/28 (Call 10/01/28)	125	126,271
Bath & Body Works Inc.
5.25%, 02/01/28	200	184,210
6.69%, 01/15/27	110	106,438
9.38%, 07/01/25(b)	140	144,244
BCPE Ulysses Intermediate Inc., 7.75%, 04/01/27 (Call 12/01/23), (8.50% PIK)(b)(f)	130	110,176
Beacon Roofing Supply Inc., 4.50%, 11/15/26 (Call 12/01/23)(b)	115	107,299
Carvana Co., 12.00%, 12/01/28 (Call 08/15/24), (12% PIK)(b)(c)(f)	49	36,621
CEC Entertainment LLC, 6.75%, 05/01/26 (Call 12/01/23)(b)	225	210,477
Chengdu Communications Investment Group Co. Ltd., 4.75%, 12/13/27(d)	200	190,945
Costco Wholesale Corp.
1.38%, 06/20/27 (Call 04/20/27)	562	488,934
3.00%, 05/18/27 (Call 02/18/27)	212	196,384
Darden Restaurants Inc., 3.85%, 05/01/27 (Call 02/01/27)	21	19,478
Dave & Buster’s Inc., 7.63%, 11/01/25 (Call 12/01/23)(b)	172	170,743
Dollar General Corp.
3.88%, 04/15/27 (Call 01/15/27)	197	183,716
4.63%, 11/01/27 (Call 10/01/27)	250	237,377
5.20%, 07/05/28 (Call 06/05/28)(c)	110	105,658
Dollar Tree Inc.
4.00%, 05/15/25 (Call 03/15/25)	397	384,430
4.20%, 05/15/28 (Call 02/15/28)	842	775,613
eG Global Finance PLC
6.75%, 02/07/25 (Call 11/13/23)(b)	275	271,949
8.50%, 10/30/25 (Call 12/01/23)(b)	213	210,192
El Puerto de Liverpool SAB de CV, 3.88%, 10/06/26(d)	200	186,329
Evergreen Acqco 1 LP/TVI Inc., 9.75%, 04/26/28 (Call 02/15/25)(b)(c)	180	181,619
Ferrellgas LP/Ferrellgas Finance Corp., 5.38%, 04/01/26 (Call 12/01/23)(b)	240	224,804

64	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
FirstCash Inc., 4.63%, 09/01/28 (Call 12/01/23)(b)	$175	$153,857
Genuine Parts Co.
1.75%, 02/01/25 (Call 11/13/23)	5	4,725
6.50%, 11/01/28 (Call 10/01/28)	125	124,905
Group 1 Automotive Inc., 4.00%, 08/15/28 (Call 12/01/23)(b)	250	215,611
Guitar Center Inc., 8.50%, 01/15/26 (Call 11/13/23)(b)(c)	175	147,515
Home Depot Inc. (The) 0.90%, 03/15/28 (Call 01/15/28)	12	9,952
2.13%, 09/15/26 (Call 06/15/26)	290	265,460
2.50%, 04/15/27 (Call 02/15/27)	257	233,272
2.70%, 04/15/25 (Call 03/15/25)	335	322,332
2.80%, 09/14/27 (Call 06/14/27)	465	422,956
2.88%, 04/15/27 (Call 03/15/27)	235	215,849
3.00%, 04/01/26 (Call 01/01/26)	330	312,033
3.35%, 09/15/25 (Call 06/15/25)	519	500,308
4.00%, 09/15/25 (Call 08/15/25)	152	148,252
IRB Holding Corp., 7.00%, 06/15/25 (Call 12/01/23)(b)	285	284,653
Ken Garff Automotive LLC, 4.88%, 09/15/28 (Call 12/01/23)(b)	125	106,235
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/27 (Call 12/01/23)(b)	270	255,866
Kohl’s Corp., 4.25%, 07/17/25 (Call 04/17/25)(c)	155	145,195
Lithia Motors Inc., 4.63%, 12/15/27 (Call 12/01/23)(b)	150	135,439
Lowe’s Companies Inc.
1.70%, 09/15/28 (Call 07/15/28)	945	782,060
2.50%, 04/15/26 (Call 01/15/26)	45	41,801
3.10%, 05/03/27 (Call 02/03/27)	640	586,340
3.35%, 04/01/27 (Call 03/01/27)	382	353,586
3.38%, 09/15/25 (Call 06/15/25)	321	306,936
4.00%, 04/15/25 (Call 03/15/25)	407	396,670
4.40%, 09/08/25	435	425,300
4.80%, 04/01/26 (Call 03/01/26)	407	398,464
LSF9 Atlantis Holdings LLC/Victra Finance Corp., 7.75%, 02/15/26 (Call 12/01/23)(b)	270	244,356
McDonald’s Corp.
1.45%, 09/01/25 (Call 08/01/25)	355	329,452
3.30%, 07/01/25 (Call 06/01/25)	499	480,632
3.38%, 05/26/25 (Call 02/26/25)	503	486,194
3.50%, 03/01/27 (Call 12/01/26)	455	425,229
3.50%, 07/01/27 (Call 05/01/27)	922	855,737
3.70%, 01/30/26 (Call 10/30/25)	100	96,152
3.80%, 04/01/28 (Call 01/01/28)	12	11,147
4.80%, 08/14/28 (Call 07/14/28)	187	180,503
Michaels Companies Inc. (The), 5.25%, 05/01/28 (Call 11/13/23)(b)(c)	275	198,051
Murphy Oil USA Inc., 5.63%, 05/01/27 (Call 12/01/23)	120	116,007
NMG Holding Co. Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26 (Call 12/01/23)(b)	390	364,730
Nordstrom Inc.
4.00%, 03/15/27 (Call 12/15/26)(c)	145	128,201
6.95%, 03/15/28(c)	20	19,017
O’Reilly Automotive Inc.
3.55%, 03/15/26 (Call 12/15/25)	42	39,885
3.60%, 09/01/27 (Call 06/01/27)	387	359,185

Security	Par (000)	Value

Retail (continued)
Patrick Industries Inc., 7.50%, 10/15/27 (Call 12/01/23)(b)	$110	$104,803
Penske Automotive Group Inc., 3.50%, 09/01/25 (Call 11/13/23)	210	200,103
PetSmart Inc./PetSmart Finance Corp., 4.75%, 02/15/28 (Call 02/15/24)(b)	425	376,037
QVC Inc.
4.38%, 09/01/28 (Call 06/01/28)(c)	125	63,066
4.45%, 02/15/25 (Call 11/15/24)	202	174,031
4.75%, 02/15/27 (Call 11/15/26)	190	108,180
Rite Aid Corp., 8.00%, 11/15/26 (Call 12/01/23)(b)(c)	325	225,415
Ross Stores Inc.
0.88%, 04/15/26 (Call 03/15/26)	45	39,854
4.60%, 04/15/25 (Call 03/15/25)	413	405,240
Sally Holdings LLC/Sally Capital Inc., 5.63%, 12/01/25 (Call 12/01/23)	255	246,453
Sizzling Platter LLC/Sizzling Platter Finance Corp., 8.50%, 11/28/25 (Call 12/01/23)(b)	155	154,321
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26 (Call 12/01/23)(b)	235	219,421
SRS Distribution Inc., 4.63%, 07/01/28 (Call 07/01/24)(b)	225	196,314
Staples Inc.
7.50%, 04/15/26 (Call 12/01/23)(b)	640	521,524
10.75%, 04/15/27 (Call 12/01/23)(b)(c)	335	184,581
Starbucks Corp.
2.00%, 03/12/27 (Call 01/12/27)	161	143,004
2.45%, 06/15/26 (Call 03/15/26)	140	129,080
3.80%, 08/15/25 (Call 06/15/25)	531	513,728
4.75%, 02/15/26 (Call 01/15/26)	440	432,166
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.88%, 03/01/27 (Call 12/01/23)	125	119,029
Target Corp.
1.95%, 01/15/27 (Call 12/15/26)	555	499,662
2.25%, 04/15/25 (Call 03/15/25)	709	677,246
2.50%, 04/15/26	110	103,327
TJX Companies Inc. (The), 2.25%, 09/15/26 (Call 06/15/26)	205	188,245
Walgreens Boots Alliance Inc.
3.45%, 06/01/26 (Call 03/01/26)	560	510,191
3.80%, 11/18/24 (Call 08/18/24)	247	240,059
Walmart Inc.
1.05%, 09/17/26 (Call 08/17/26)	595	530,219
1.50%, 09/22/28 (Call 07/22/28)	900	757,640
3.55%, 06/26/25 (Call 04/26/25)	5	4,858
3.70%, 06/26/28 (Call 03/26/28)	5	4,699
3.90%, 09/09/25	220	214,848
3.90%, 04/15/28 (Call 03/15/28)	200	189,559
3.95%, 09/09/27 (Call 08/09/27)	190	181,893
4.00%, 04/15/26 (Call 03/15/26)	125	121,640
5.88%, 04/05/27	340	348,715
White Cap Buyer LLC, 6.88%, 10/15/28 (Call 12/01/23)(b)	200	175,113
White Cap Parent LLC, 8.25%, 03/15/26 (Call 12/01/23), (9.00% PIK)(b)(c)(f)	130	123,578

		29,986,421

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Savings & Loans — 0.1%
Axos Financial Inc.
4.00%, 03/01/32 (Call 03/01/27), (3-mo. SOFR + 2.270%)(a)	$10	$7,471
4.88%, 10/01/30 (Call 10/01/25), (3-mo. SOFR + 4.760%)(a)	20	15,914
Nationwide Building Society
1.00%, 08/28/25(b)	290	264,520
1.50%, 10/13/26(b)	415	362,493
2.97%, 02/16/28 (Call 02/16/27), (1-day SOFR + 1.29%)(a)(b)	360	320,034
3.90%, 07/21/25(b)	295	283,528
4.00%, 09/14/26(b)	275	255,038
4.30%, 03/08/29 (Call 03/08/28), (3-mo. LIBOR US + 1.452%)(a)(b)	660	599,752
4.85%, 07/27/27(b)	200	190,470
6.56%, 10/18/27 (Call 10/18/26), (1-day SOFR + 1.910%)(a)(b)	300	299,390
TIAA FSB Holdings Inc., 5.75%, 07/02/25 (Call 06/02/25)	50	46,624

		2,645,234

Semiconductors — 0.5%
Amkor Technology Inc., 6.63%, 09/15/27 (Call 12/01/23)(b)	225	219,137
ams-OSRAM AG, 7.00%, 07/31/25 (Call 12/01/23)(b)	165	161,518
Analog Devices Inc.
2.95%, 04/01/25 (Call 03/01/25)	236	227,319
3.45%, 06/15/27 (Call 03/15/27)	20	18,543
3.50%, 12/05/26 (Call 09/05/26)	210	198,537
Applied Materials Inc.
3.30%, 04/01/27 (Call 01/01/27)	345	321,459
3.90%, 10/01/25 (Call 07/01/25)	385	373,991
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.13%, 01/15/25 (Call 11/15/24)	280	270,065
3.50%, 01/15/28 (Call 10/15/27)	590	531,216
3.88%, 01/15/27 (Call 10/15/26)	1,030	962,297
Broadcom Inc.
1.95%, 02/15/28 (Call 12/15/27)(b)	15	12,662
3.15%, 11/15/25 (Call 10/15/25)	390	369,338
3.46%, 09/15/26 (Call 07/15/26)	289	270,966
4.11%, 09/15/28 (Call 06/15/28)	400	366,639
Entegris Inc., 4.38%, 04/15/28 (Call 11/13/23)(b)	150	133,863
Intel Corp.
2.60%, 05/19/26 (Call 02/19/26)	245	229,291
3.15%, 05/11/27 (Call 02/11/27)	240	221,208
3.40%, 03/25/25 (Call 02/25/25)	866	840,024
3.70%, 07/29/25 (Call 04/29/25)	403	390,271
3.75%, 03/25/27 (Call 01/25/27)	469	442,282
3.75%, 08/05/27 (Call 07/05/27)	410	384,906
4.88%, 02/10/26	830	818,521
4.88%, 02/10/28 (Call 01/10/28)	825	801,900
KLA Corp., 4.65%, 11/01/24 (Call 08/01/24)	373	368,507
Lam Research Corp.
3.75%, 03/15/26 (Call 01/15/26)	387	371,341
3.80%, 03/15/25 (Call 12/15/24)	36	35,120
Marvell Technology Inc.
1.65%, 04/15/26 (Call 03/15/26)	245	221,335
4.88%, 06/22/28 (Call 03/22/28)	475	446,950
Microchip Technology Inc., 4.25%, 09/01/25 (Call 12/01/23)	585	564,063

Security	Par (000)	Value

Semiconductors (continued)
Micron Technology Inc. 4.19%, 02/15/27 (Call 12/15/26)	$351	$328,348
4.98%, 02/06/26 (Call 12/06/25)	110	107,239
5.38%, 04/15/28 (Call 03/15/28)	300	287,730
NVIDIA Corp. 1.55%, 06/15/28 (Call 04/15/28)	500	422,875
3.20%, 09/16/26 (Call 06/16/26)	50	47,185
NXP BV/NXP Funding LLC, 5.35%, 03/01/26 (Call 01/01/26)	234	230,213
NXP BV/NXP Funding LLC/NXP USA Inc. 2.70%, 05/01/25 (Call 04/01/25)	292	277,674
3.88%, 06/18/26 (Call 04/18/26)	300	283,683
4.40%, 06/01/27 (Call 05/01/27)	334	314,863
ON Semiconductor Corp., 3.88%, 09/01/28
(Call 12/01/23)(b)	250	214,559
Qorvo Inc., 1.75%, 12/15/24 (Call 11/13/23)(b)	269	254,453
QUALCOMM Inc. 1.30%, 05/20/28 (Call 02/20/28)	235	196,108
3.25%, 05/20/27 (Call 02/20/27)	375	348,819
3.45%, 05/20/25 (Call 02/20/25)	706	683,987
Renesas Electronics Corp., 2.17%, 11/25/26
(Call 10/25/26)(b)	305	269,795
SK Hynix Inc. 1.50%, 01/19/26(d)	400	359,705
6.25%, 01/17/26(d)	200	199,301
6.38%, 01/17/28(d)	385	380,945
Skyworks Solutions Inc., 1.80%, 06/01/26
(Call 05/01/26)	265	236,582
Texas Instruments Inc. 1.13%, 09/15/26 (Call 08/15/26)	190	170,008
1.38%, 03/12/25 (Call 02/12/25)	531	502,726
2.90%, 11/03/27 (Call 08/03/27)	25	22,755
4.60%, 02/15/28 (Call 01/15/28)	180	174,861
4.70%, 11/18/24	150	148,710
TSMC Arizona Corp. 1.75%, 10/25/26 (Call 09/25/26)	215	193,085
3.88%, 04/22/27 (Call 03/22/27)	360	341,119
TSMC Global Ltd. 0.75%, 09/28/25 (Call 08/28/25)(d)	600	546,396
1.25%, 04/23/26 (Call 03/23/26)(d)	200	179,957
4.38%, 07/22/27 (Call 06/22/27)(d)	400	384,446

		18,681,396

Shipbuilding — 0.0%
CSSC Capital Ltd. Co., 2.50%, 02/13/25(d)	400	382,207
Huntington Ingalls Industries Inc., 3.84%, 05/01/25
(Call 04/01/25)	321	310,620

		692,827

Software — 0.6%
ACI Worldwide Inc., 5.75%, 08/15/26
(Call 12/01/23)(b)	160	153,147
Activision Blizzard Inc. 3.40%, 09/15/26 (Call 06/15/26)	233	220,053
3.40%, 06/15/27 (Call 03/15/27)	50	46,578
Adobe Inc. 1.90%, 02/01/25 (Call 01/01/25)	409	391,497
2.15%, 02/01/27 (Call 12/01/26)	15	13,562
3.25%, 02/01/25 (Call 11/01/24)	410	399,210
Alteryx Inc., 8.75%, 03/15/28 (Call 03/15/25)(b)	165	162,907
Autodesk Inc. 3.50%, 06/15/27 (Call 03/15/27)	60	55,483

66	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
4.38%, 06/15/25 (Call 03/15/25)(c)	$20	$19,546
Black Knight InfoServ LLC, 3.63%, 09/01/28 (Call 11/13/23)(b)	325	289,861
Boxer Parent Co. Inc.
7.13%, 10/02/25 (Call 12/01/23)(b)	235	231,912
9.13%, 03/01/26 (Call 11/13/23)(b)	155	154,004
Broadridge Financial Solutions Inc., 3.40%, 06/27/26 (Call 03/27/26)	210	196,408
Camelot Finance SA, 4.50%, 11/01/26 (Call 12/01/23)(b)	255	236,541
Clarivate Science Holdings Corp., 3.88%, 07/01/28 (Call 06/30/24)(b)	300	258,623
Concentrix Corp.
6.60%, 08/02/28 (Call 07/02/28)	310	297,035
6.65%, 08/02/26 (Call 07/02/26)	175	173,854
Consensus Cloud Solutions Inc.
6.00%, 10/15/26 (Call 12/01/23)(b)	130	120,553
6.50%, 10/15/28 (Call 10/15/26)(b)	150	124,291
CWT Travel Group Inc., 8.50%, 11/19/26 (Call 11/03/23)(b)	205	60,847
Electronic Arts Inc., 4.80%, 03/01/26 (Call 12/01/25)(c)	100	98,116
Fair Isaac Corp.
4.00%, 06/15/28 (Call 11/16/23)(b)	300	266,795
5.25%, 05/15/26 (Call 02/15/26)(b)	165	159,077
Fidelity National Information Services Inc.
1.15%, 03/01/26 (Call 02/01/26)	552	494,184
4.50%, 07/15/25	197	192,463
4.70%, 07/15/27 (Call 06/15/27)	260	248,611
Fiserv Inc.
2.25%, 06/01/27 (Call 04/01/27)	407	359,490
3.20%, 07/01/26 (Call 05/01/26)	530	495,091
3.85%, 06/01/25 (Call 03/01/25)	408	395,431
5.38%, 08/21/28 (Call 07/21/28)	200	195,554
5.45%, 03/02/28 (Call 02/02/28)	515	504,592
Infor Inc., 1.75%, 07/15/25 (Call 06/15/25)(b)	328	302,012
Intuit Inc.
0.95%, 07/15/25 (Call 06/15/25)	373	344,957
1.35%, 07/15/27 (Call 05/15/27)	95	81,868
5.13%, 09/15/28 (Call 08/15/28)	300	295,124
5.25%, 09/15/26 (Call 08/15/26)	220	219,308
Microsoft Corp.
2.40%, 08/08/26 (Call 05/08/26)	848	788,266
2.70%, 02/12/25 (Call 11/12/24)	457	442,141
3.13%, 11/03/25 (Call 08/03/25)	1,352	1,297,985
3.30%, 02/06/27 (Call 11/06/26)	1,850	1,748,006
MicroStrategy Inc., 6.13%, 06/15/28 (Call 06/15/24)(b)	100	90,549
Open Text Corp.
3.88%, 02/15/28 (Call 12/01/23)(b)	320	278,495
6.90%, 12/01/27 (Call 11/01/27)(b)	360	358,775
Oracle Corp.
1.65%, 03/25/26 (Call 02/25/26)	1,067	967,354
2.30%, 03/25/28 (Call 01/25/28)	5	4,295
2.50%, 04/01/25 (Call 03/01/25)	503	479,908
2.65%, 07/15/26 (Call 04/15/26)	1,203	1,106,974
2.80%, 04/01/27 (Call 02/01/27)	500	452,244
2.95%, 11/15/24 (Call 09/15/24)	238	230,839
2.95%, 05/15/25 (Call 02/15/25)	1,184	1,132,854
3.25%, 11/15/27 (Call 08/15/27)	1,295	1,171,932
4.50%, 05/06/28 (Call 04/06/28)	785	743,095

Security	Par (000)	Value

Software (continued)
5.80%, 11/10/25	$355	$354,869
PTC Inc. 3.63%, 02/15/25 (Call 12/01/23)(b)	210	202,821
4.00%, 02/15/28 (Call 12/01/23)(b)	165	147,004
Roper Technologies Inc. 1.00%, 09/15/25 (Call 08/15/25)	466	426,767
1.40%, 09/15/27 (Call 07/15/27)	410	346,994
3.80%, 12/15/26 (Call 09/15/26)	5	4,724
salesforce.com Inc., 3.70%, 04/11/28 (Call 01/11/28)	500	468,033
SS&C Technologies Inc., 5.50%, 09/30/27 (Call 12/01/23)(b)	665	623,786
Take-Two Interactive Software Inc. 3.55%, 04/14/25	257	248,270
3.70%, 04/14/27 (Call 03/14/27)	332	308,726
4.95%, 03/28/28 (Call 02/28/28)	345	331,437
5.00%, 03/28/26	300	293,742
Veritas U.S. Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25 (Call 12/01/23)(b)	570	466,654
VMware Inc. 1.40%, 08/15/26 (Call 07/15/26)	590	519,618
3.90%, 08/21/27 (Call 05/21/27)	580	537,576
4.50%, 05/15/25 (Call 04/15/25)	157	153,336
4.65%, 05/15/27 (Call 03/15/27)	145	138,899
West Technology Group LLC, 8.50%, 04/10/27 (Call 12/01/23)(b)	149	125,014
Workday Inc., 3.50%, 04/01/27 (Call 03/01/27)	360	334,040

		25,584,607

Sovereign Debt Securities — 0.0%
AVI Funding Co.Ltd., 3.80%, 09/16/25(d)	200	193,216

Telecommunications — 0.9%
Altice France Holding SA 6.00%, 02/15/28 (Call 12/01/23)(b)(c)	390	170,867
10.50%, 05/15/27 (Call 11/13/23)(b)	515	280,642
Altice France SA/France 5.50%, 01/15/28 (Call 12/01/23)(b)	350	260,065
8.13%, 02/01/27 (Call 11/13/23)(b)	620	523,908
AT&T Inc. 1.65%, 02/01/28 (Call 12/01/27)	830	694,186
1.70%, 03/25/26 (Call 11/13/23)	1,271	1,153,720
2.30%, 06/01/27 (Call 04/01/27)	1,016	897,727
2.95%, 07/15/26 (Call 04/15/26)	123	114,203
3.80%, 02/15/27 (Call 11/15/26)	220	205,465
3.88%, 01/15/26 (Call 10/15/25)	135	129,482
4.10%, 02/15/28 (Call 11/15/27)	675	624,517
4.25%, 03/01/27 (Call 12/01/26)	582	551,880
Axiata SPV2 Bhd, 4.36%, 03/24/26(d)	200	193,602
Bharti Airtel Ltd., 4.38%, 06/10/25(d)	400	390,117
British Telecommunications PLC, 4.25%, 11/23/81 (Call 11/23/26), (5-year CMT + 2.985%)(a)(b)	180	157,718
C&W Senior Financing DAC, 6.88%, 09/15/27 (Call 11/13/23)(b)	415	355,502
Cisco Systems Inc. 2.50%, 09/20/26 (Call 06/20/26)	15	13,927
2.95%, 02/28/26	285	270,454
3.50%, 06/15/25	55	53,339
CommScope Inc. 6.00%, 03/01/26 (Call 12/01/23)(b)	490	411,648
7.13%, 07/01/28 (Call 12/01/23)(b)(c)	227	86,781
8.25%, 03/01/27 (Call 12/01/23)(b)(c)	305	126,683

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
CommScope Technologies LLC
5.00%, 03/15/27 (Call 11/13/23)(b)(c)	$240	$91,635
6.00%, 06/15/25 (Call 11/13/23)(b)	418	252,102
Connect Finco Sarl/Connect U.S. Finco LLC, 6.75%, 10/01/26 (Call 11/13/23)(b)	675	628,337
Consolidated Communications Inc.
5.00%, 10/01/28 (Call 11/13/23)(b)	125	94,124
6.50%, 10/01/28 (Call 11/13/23)(b)	166	131,566
Deutsche Telekom International Finance BV, 4.38%, 06/21/28 (Call 03/21/28)(b)	300	281,258
Empresa Nacional de Telecomunicaciones SA,
4.75%, 08/01/26 (Call 05/03/26)(d)	200	190,403
Frontier Communications Holdings LLC
5.00%, 05/01/28 (Call 05/01/24)(b)	520	450,518
5.88%, 10/15/27 (Call 12/01/23)(b)	410	373,605
Frontier Florida LLC, Series E, 6.86%, 02/01/28	120	110,198
Frontier North Inc., Series G, 6.73%, 02/15/28	20	18,495
Globe Telecom Inc., 4.20%, (Call 08/02/26), (5-year CMT + 5.527%)(a)(d)(e)	200	185,240
HKT Capital No. 2 Ltd., 3.63%, 04/02/25(d)	300	290,736
HKT Capital No. 4 Ltd., 3.00%, 07/14/26(d)	200	185,947
Hughes Satellite Systems Corp.
5.25%, 08/01/26	250	224,797
6.63%, 08/01/26(c)	260	220,777
Iliad Holding SASU, 6.50%, 10/15/26 (Call 11/13/23)(b)	425	396,690
Juniper Networks Inc., 1.20%, 12/10/25 (Call 11/10/25)	285	257,229
KT Corp., 1.00%, 09/01/25(d)	200	183,583
Level 3 Financing Inc.
3.40%, 03/01/27 (Call 01/01/27)(b)	277	257,613
4.25%, 07/01/28 (Call 12/01/23)(b)	390	220,246
4.63%, 09/15/27 (Call 12/01/23)(b)	325	218,883
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26 (Call 11/30/23)(d)	200	122,903
LogMeIn Inc., 5.50%, 09/01/27 (Call 12/01/23)(b)(c)	300	157,590
Lumen Technologies Inc., 4.00%, 02/15/27 (Call 12/01/23)(b)	414	282,045
Motorola Solutions Inc., 4.60%, 02/23/28 (Call 11/23/27)	200	189,044
MTN Mauritius Investments Ltd., 6.50%, 10/13/26(d)	200	195,535
NBN Co. Ltd. 1.45%, 05/05/26 (Call 04/05/26)(b)	400	359,605
5.75%, 10/06/28 (Call 09/06/28)(b)	400	399,374
Network i2i Ltd.
3.98%, (Call 03/03/26), (5-year CMT + 3.390%)(a)(d)(e)	200	180,064
5.65%, (Call 01/15/25), (5-year CMT + 4.274%)(a)(d)(e)	400	387,854
Nokia OYJ, 4.38%, 06/12/27	200	184,937
NTT Finance Corp.
1.16%, 04/03/26 (Call 03/03/26)(b)	1,250	1,122,051
4.24%, 07/25/25(b)	365	355,213
4.37%, 07/27/27 (Call 06/27/27)(b)	205	195,943
Ooredoo International Finance Ltd.
3.75%, 06/22/26(d)	200	190,288
5.00%, 10/19/25(b)	200	197,033
Oztel Holdings SPC Ltd., 6.63%, 04/24/28(d)	200	199,094
Qwest Corp., 7.25%, 09/15/25	90	86,247
Rogers Communications Inc.
2.90%, 11/15/26 (Call 08/15/26)	115	104,822

Security	Par (000)	Value

Telecommunications (continued)
2.95%, 03/15/25	$495	$473,285
3.20%, 03/15/27 (Call 02/15/27)	805	731,070
3.63%, 12/15/25 (Call 09/15/25)	320	303,869
5.25%, 03/15/82 (Call 03/15/27), (5-year CMT + 3.590%)(a)(b)	260	228,648
SingTel Group Treasury Pte Ltd., 3.25%, 06/30/25(d)	400	385,499
Sprint LLC 7.63%, 02/15/25 (Call 11/15/24)	526	533,229
7.63%, 03/01/26 (Call 11/01/25)	745	765,236
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
4.74%, 09/20/29 (Call 03/20/24)(b)	188	185,264
5.15%, 09/20/29 (Call 03/20/27)(b)	180	177,079
Telefonica Celular del Paraguay SA, 5.88%, 04/15/27 (Call 11/10/23)(d)	200	180,819
Telefonica Emisiones SA, 4.10%, 03/08/27	650	608,351
Telesat Canada/Telesat LLC 4.88%, 06/01/27 (Call 11/16/23)(b)(c)	130	77,263
5.63%, 12/06/26 (Call 12/06/23)(b)(c)	175	111,088
Telstra Corp. Ltd., 3.13%, 04/07/25
(Call 01/07/25)(b)	525	506,212
TELUS Corp. 2.80%, 02/16/27 (Call 11/16/26)	90	81,640
3.70%, 09/15/27 (Call 06/15/27)	64	59,267
T-Mobile USA Inc. 1.50%, 02/15/26 (Call 01/15/26)	357	323,724
2.05%, 02/15/28 (Call 12/15/27)	818	697,144
2.25%, 02/15/26 (Call 11/13/23)	627	577,140
2.63%, 04/15/26 (Call 11/13/23)	434	401,304
3.50%, 04/15/25 (Call 03/15/25)	1,043	1,007,703
3.75%, 04/15/27 (Call 02/15/27)	1,159	1,077,502
4.80%, 07/15/28 (Call 06/15/28)	1,310	1,246,708
4.95%, 03/15/28 (Call 02/15/28)	480	461,342
5.38%, 04/15/27 (Call 11/13/23)	334	328,530
Total Play Telecomunicaciones SA de CV 6.38%, 09/20/28 (Call 09/30/25)(d)	200	95,719
7.50%, 11/12/25(d)	200	144,276
Tower Bersama Infrastructure, 2.80%, 05/02/27
(Call 11/02/26)(d)	200	175,306
Turk Telekomunikasyon AS, 6.88%, 02/28/25(d)	200	194,786
Turkcell Iletisim Hizmetleri AS, 5.75%, 10/15/25(d)	200	191,778
Verizon Communications Inc. 0.85%, 11/20/25 (Call 10/20/25)	771	698,091
1.45%, 03/20/26 (Call 02/20/26)	907	820,187
2.10%, 03/22/28 (Call 01/22/28)	555	473,472
2.63%, 08/15/26	417	383,671
3.00%, 03/22/27 (Call 01/22/27)	89	81,235
3.38%, 02/15/25	454	440,134
3.50%, 11/01/24 (Call 08/01/24)	582	568,920
4.13%, 03/16/27	1,485	1,406,595
4.33%, 09/21/28	1,000	931,142
ViaSat Inc. 5.63%, 09/15/25 (Call 11/13/23)(b)	250	232,087
5.63%, 04/15/27 (Call 11/13/23)(b)	215	187,914
6.50%, 07/15/28 (Call 12/01/23)(b)	130	92,032
Vodafone Group PLC
3.25%, 06/04/81 (Call 06/04/26), (5-year CMT + 2.447%)(a)	175	153,866
4.13%, 05/30/25	535	521,366

68	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/28 (Call 12/01/23)(b)	$455	$360,528
Zayo Group Holdings Inc. 4.00%, 03/01/27 (Call 12/01/23)(b)(c)	485	365,093
6.13%, 03/01/28 (Call 12/01/23)(b)(c)	350	230,979

		38,118,150

Textiles — 0.0%
Eagle Intermediate Global Holding BV/Ruyi
U.S. Finance LLC, 7.50%, 05/01/25
(Call 11/10/23)(d)	350	231,535

Toys, Games & Hobbies — 0.0%
Hasbro Inc. 3.00%, 11/19/24 (Call 10/19/24)	417	403,798
3.55%, 11/19/26 (Call 09/19/26)	180	165,577
Mattel Inc. 3.38%, 04/01/26 (Call 11/13/23)(b)	250	231,428
5.88%, 12/15/27 (Call 12/01/23)(b)	20	19,178

		819,981

Transportation — 0.3%
BNSF Funding Trust I, 6.61%, 12/15/55
(Call 01/15/26), (3-mo. LIBOR US + 2.350%)(a)	50	48,185
Burlington Northern Santa Fe LLC 3.00%, 04/01/25 (Call 01/01/25)	385	372,690
3.25%, 06/15/27 (Call 03/15/27)	875	813,457
3.65%, 09/01/25 (Call 06/01/25)	190	184,064
7.00%, 12/15/25	175	180,709
Canadian National Railway Co. 2.75%, 03/01/26 (Call 12/01/25)	100	93,898
2.95%, 11/21/24 (Call 08/21/24)	65	63,062
Canadian Pacific Railway Co. 1.35%, 12/02/24 (Call 12/01/23)	677	644,401
1.75%, 12/02/26 (Call 11/02/26)	346	307,827
2.90%, 02/01/25 (Call 11/01/24)	421	405,937
4.00%, 06/01/28 (Call 03/01/28)	200	185,843
Cargo Aircraft Management Inc., 4.75%, 02/01/28
(Call 11/16/23)(b)	205	180,899
CSX Corp. 2.60%, 11/01/26 (Call 08/01/26)	100	91,596
3.25%, 06/01/27 (Call 03/01/27)	200	184,223
3.35%, 11/01/25 (Call 08/01/25)	235	224,901
3.80%, 03/01/28 (Call 12/01/27)	320	297,396
Danaos Corp., 8.50%, 03/01/28 (Call 03/01/24)(b)(c)	95	95,015
FedEx Corp., 3.25%, 04/01/26 (Call 01/01/26)	295	278,810
Guangzhou Metro Investment Finance BVI Ltd., 1.51%, 09/17/25(d)	200	183,925
GXO Logistics Inc., 1.65%, 07/15/26 (Call 06/15/26)	195	171,612
Henan Railway Construction & Investment Group Co. Ltd., 2.20%, 01/26/25(d)	200	189,037
Indian Railway Finance Corp. Ltd., 3.84%, 12/13/27(d)	200	183,967
JB Hunt Transport Services Inc., 3.88%, 03/01/26 (Call 01/01/26)	240	230,354
Kirby Corp., 4.20%, 03/01/28 (Call 12/01/27)	5	4,603
Misc Capital Two Labuan Ltd. 3.63%, 04/06/25(d)	200	193,099
3.75%, 04/06/27 (Call 03/06/27)(d)	200	184,469
Navios South American Logistics Inc./Navios Logistics Finance U.S. Inc., 10.75%, 07/01/25 (Call 11/30/23)(d)	200	195,151

Security	Par (000)	Value

Transportation (continued)
Norfolk Southern Corp. 2.90%, 06/15/26 (Call 03/15/26)	$130	$121,398
3.15%, 06/01/27 (Call 03/01/27)	15	13,759
3.65%, 08/01/25 (Call 06/01/25)	190	183,094
3.80%, 08/01/28 (Call 05/01/28)	200	183,562
7.80%, 05/15/27	50	53,609
Rumo Luxembourg Sarl, 5.25%, 01/10/28 (Call 01/10/24)(d)	200	183,500
Ryder System Inc. 1.75%, 09/01/26 (Call 08/01/26)	140	125,511
2.85%, 03/01/27 (Call 02/01/27)	180	162,720
2.90%, 12/01/26 (Call 10/01/26)	130	118,432
3.35%, 09/01/25 (Call 08/01/25)	72	68,777
4.30%, 06/15/27 (Call 05/15/27)	165	155,521
4.63%, 06/01/25 (Call 05/01/25)	284	277,713
5.25%, 06/01/28 (Call 05/01/28)	165	158,759
5.65%, 03/01/28 (Call 02/01/28)	215	210,235
6.30%, 12/01/28 (Call 11/01/28)	125	124,543
SF Holding Investment Ltd., 2.38%, 11/17/26(d)	200	180,771
Transnet SOC Ltd., 8.25%, 02/06/28(d)	400	377,870
Ukraine Railways Via Rail Capital Markets PLC, 8.25%, 07/09/24(d)(h)(i)	200	105,574
Union Pacific Corp. 2.15%, 02/05/27 (Call 12/05/26)	50	44,890
2.75%, 03/01/26 (Call 12/01/25)	10	9,371
3.00%, 04/15/27 (Call 01/15/27)	225	206,849
3.25%, 01/15/25 (Call 10/15/24)	243	236,134
3.25%, 08/15/25 (Call 05/15/25)	308	296,042
3.75%, 07/15/25 (Call 05/15/25)	287	278,441
3.95%, 09/10/28 (Call 06/10/28)	500	467,746
4.75%, 02/21/26 (Call 01/21/26)	310	305,358
United Parcel Service Inc. 2.40%, 11/15/26 (Call 08/15/26)	65	59,794
2.80%, 11/15/24 (Call 09/15/24)	115	111,767
3.05%, 11/15/27 (Call 08/15/27)	510	465,876
3.90%, 04/01/25 (Call 03/01/25)	535	522,453
Watco Cos. LLC/Watco Finance Corp., 6.50%, 06/15/27 (Call 12/01/23)(b)	200	187,365
XPO Escrow Sub LLC, 7.50%, 11/15/27 (Call 11/15/24)(b)	135	134,824
XPO Inc., 6.25%, 06/01/28 (Call 06/01/25)(b)	345	330,664
Yunda Holding Investment Co., 2.25%, 08/19/25(d)	200	179,416

		12,831,468

Trucking & Leasing — 0.1%
AerCap Global Aviation Trust, 6.50%, 06/15/45 (Call 06/15/25), (3-mo. SOFR + 4.562%)(a)(b)	180	176,553
DAE Funding LLC, 2.63%, 03/20/25 (Call 02/20/25)(d)	200	188,212
Fortress Transportation and Infrastructure Investors LLC
5.50%, 05/01/28 (Call 05/01/24)(b)	350	318,816
6.50%, 10/01/25 (Call 12/01/23)(b)	222	220,288
9.75%, 08/01/27 (Call 11/13/23)(b)	175	179,902
GATX Corp. 3.25%, 03/30/25 (Call 12/30/24)	130	124,656
3.25%, 09/15/26 (Call 06/15/26)	172	159,509
3.50%, 03/15/28 (Call 12/15/27)	100	89,293
NAC Aviation 29 DAC, 4.75%, 06/30/26 (Call 11/06/23)	279	257,002
Penske Truck Leasing Co. LP/PTL Finance Corp 1.20%, 11/15/25 (Call 10/15/25)(b)	315	284,354

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Trucking & Leasing (continued)
1.70%, 06/15/26 (Call 05/15/26)(b)	$297	$263,633
2.70%, 11/01/24 (Call 10/01/24)(b)	254	245,091
3.40%, 11/15/26 (Call 08/15/26)(b)	165	151,620
3.95%, 03/10/25 (Call 01/10/25)(b)	420	406,694
4.00%, 07/15/25 (Call 06/15/25)(b)	47	45,229
4.20%, 04/01/27 (Call 01/01/27)(b)	135	125,368
4.40%, 07/01/27 (Call 06/01/27)(b)	321	298,653
4.45%, 01/29/26 (Call 11/29/25)(b)	189	180,826
5.55%, 05/01/28 (Call 04/01/28)(b)	185	178,193
5.70%, 02/01/28 (Call 01/01/28)(b)	335	323,344
5.75%, 05/24/26 (Call 04/24/26)(b)	140	137,694
5.88%, 11/15/27 (Call 10/15/27)(b)	255	248,789
6.05%, 08/01/28 (Call 07/01/28)(b)	220	215,781
SMBC Aviation Capital Finance DAC
1.90%, 10/15/26 (Call 09/15/26)(b)	285	251,106
5.45%, 05/03/28 (Call 04/03/28)(b)	200	191,626

		5,262,232

Venture Capital — 0.0%
Hercules Capital Inc., 3.38%, 01/20/27 (Call 12/20/26)	295	256,631

Water — 0.0%
American Water Capital Corp.
2.95%, 09/01/27 (Call 06/01/27)	65	58,825
3.40%, 03/01/25 (Call 12/01/24)	288	278,826
Solaris Midstream Holdings LLC, 7.63%, 04/01/26 (Call 12/01/23)(b)	155	148,147

		485,798

Total Corporate Bonds & Notes — 36.6% (Cost: $1,571,211,918)		1,479,211,146

Foreign Government Obligations(k)

Angola — 0.0%
Angolan Government International Bond
8.25%, 05/09/28(d)	600	506,930
9.50%, 11/12/25(d)	300	288,169

		795,099

Argentina — 0.0%
Ciudad Autonoma De Buenos Aires/Government Bond, 7.50%, 06/01/27(d)	200	183,142
Provincia de Cordoba
6.88%, 12/10/25(d)(g)	125	102,848
6.99%, 06/01/27(d)(g)	200	148,762

		434,752

Bahrain — 0.1%
Bahrain Government International Bond
4.25%, 01/25/28(d)	200	179,407
5.96%, 01/05/26(d)	200	195,010
7.00%, 01/26/26(d)	600	596,453
7.00%, 10/12/28(d)	200	198,870
CBB International Sukuk Co. 6 SPC, 5.25%, 03/20/25(d)	200	194,515
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25(d)	200	199,850
CBB International Sukuk Programme Co.
3.95%, 09/16/27(d)	400	361,505
4.50%, 03/30/27(d)	400	370,990
6.25%, 11/14/24(d)	400	395,989

		2,692,589

Security	Par (000)	Value

Belarus — 0.0%
Republic of Belarus International Bond, 5.88%, 02/24/26(d)	$200	$83,000

Bolivia — 0.0%
Bolivian Government International Bond, 4.50%, 03/20/28(d)	200	101,977

Brazil — 0.1%
Brazilian Government International Bond 2.88%, 06/06/25	600	570,092
4.25%, 01/07/25	1,400	1,368,328
4.63%, 01/13/28 (Call 10/13/27)	1,000	954,056
6.00%, 04/07/26	625	630,390
8.75%, 02/04/25(c)	300	313,877
10.13%, 05/15/27	300	342,037

		4,178,780

Canada — 0.7%
Canada Government International Bond 0.75%, 05/19/26	805	723,163
1.63%, 01/22/25	985	941,586
2.88%, 04/28/25	195	188,209
Canada Government International Bonds, 3.75%, 04/26/28	1,005	956,986
CDP Financial Inc. 0.88%, 06/10/25(b)	970	901,786
1.00%, 05/26/26(b)	360	323,373
CPPIB Capital Inc. 0.88%, 09/09/26(b)	940	834,619
1.25%, 03/04/25(b)	760	717,999
4.25%, 07/20/28(c)	2,000	1,924,480
Export Development Canada 3.00%, 05/25/27	30	28,104
3.38%, 08/26/25	145	140,414
3.88%, 02/14/28	2,495	2,385,776
Ontario Teachers’ Finance Trust 0.88%, 09/21/26(b)	930	823,302
1.38%, 04/15/25(b)	315	296,591
4.25%, 04/25/28(b)	1,500	1,436,578
Province of Alberta Canada 1.00%, 05/20/25	1,527	1,426,208
1.88%, 11/13/24	487	468,467
3.30%, 03/15/28	45	41,727
Province of British Columbia Canada 0.90%, 07/20/26	1,085	969,732
2.25%, 06/02/26	500	464,896
6.50%, 01/15/26(c)	305	312,367
Province of Manitoba Canada, 2.13%, 06/22/26	615	568,695
Province of New Brunswick Canada, 3.63%, 02/24/28	5	4,675
Province of Ontario Canada 0.63%, 01/21/26	1,586	1,434,387
1.05%, 04/14/26	712	644,847
1.05%, 05/21/27(c)	45	39,208
2.30%, 06/15/26	917	853,065
2.50%, 04/27/26	722	677,042
3.10%, 05/19/27	1,285	1,203,670
Province of Quebec Canada 0.60%, 07/23/25	1,497	1,381,105
2.50%, 04/20/26	872	818,518
2.75%, 04/12/27(c)	250	231,787
3.63%, 04/13/28	1,490	1,402,394

70	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Canada (continued)
Series QX, 1.50%, 02/11/25	$1,038	$986,476
Province of Saskatchewan Canada, 3.25%, 06/08/27	15	14,097
PSP Capital Inc., 1.00%, 06/29/26(b)(c)	250	223,965

		26,790,294

Cayman Islands — 0.0%
KSA Sukuk Ltd., 5.27%, 10/25/28(d)	400	395,261

Chile — 0.0%
Chile Government International Bond
2.75%, 01/31/27 (Call 12/31/26)	600	548,255
3.13%, 01/21/26	200	190,114
3.24%, 02/06/28 (Call 11/06/27)	600	546,437

		1,284,806

China — 0.1%
China Development Bank, 1.00%, 10/27/25(d)	400	366,492
China Government International Bond
0.55%, 10/21/25(d)	1,400	1,279,377
1.25%, 10/26/26(d)	400	358,873
2.63%, 11/02/27(d)	400	366,946
3.50%, 10/19/28(d)	200	188,238
Export-Import Bank of China (The)
2.88%, 04/26/26(d)	800	755,798
3.25%, 11/28/27(d)	200	185,332
3.38%, 03/14/27(d)	400	376,870

		3,877,926

Colombia — 0.0%
Colombia Government International Bond
3.88%, 04/25/27 (Call 01/25/27)	600	546,783
4.50%, 01/28/26 (Call 10/28/25)	400	382,956

		929,739

Costa Rica — 0.0%
Costa Rica Government International Bond, 4.38%, 04/30/25(d)	200	194,002

Denmark — 0.0%
Kommunekredit
0.50%, 01/28/26(d)	200	179,978
0.63%, 06/10/25(d)	1,000	926,292

		1,106,270

Dominican Republic — 0.1%
Dominican Republic International Bond
5.50%, 01/27/25(d)	475	466,936
5.95%, 01/25/27(d)	600	578,892
6.00%, 07/19/28(d)	300	283,451
6.88%, 01/29/26(d)	700	698,128

		2,027,407

Egypt — 0.1%
Egypt Government International Bond
3.88%, 02/16/26(d)	400	276,076
5.25%, 10/06/25(d)	200	151,532
5.80%, 09/30/27(d)	400	255,892
5.88%, 06/11/25(d)	400	322,288
6.59%, 02/21/28(d)	400	254,882
7.50%, 01/31/27(d)	600	416,200
Egyptian Financial Co. for Sovereign Taskeek (The), 10.88%, 02/28/26(d)	600	554,982

		2,231,852

Security	Par (000)	Value

El Salvador — 0.0%
El Salvador Government International Bond, 6.38%, 01/18/27(d)	$325	$265,706

Ethiopia — 0.0%
Ethiopia International Bond, 6.63%, 12/11/24(d)	270	170,147

Finland — 0.0%
Finland Government International Bond, 6.95%, 02/15/26	200	206,084

France — 0.2%
Agence Francaise de Developpement EPIC, 4.00%, 09/21/27(d)	600	576,091
Caisse d’Amortissement de la Dette Sociale
0.38%, 09/23/25(b)	1,460	1,333,148
0.63%, 02/18/26(b)	5	4,507
3.75%, 05/24/28(b)	3,975	3,765,816
4.00%, 01/25/26(b)(c)	465	453,003
4.88%, 09/19/26(b)	1,300	1,292,467
SFIL SA, 0.63%, 02/09/26(d)	600	539,611

		7,964,643

Gabon — 0.0%
Gabon Government International Bond, 6.95%, 06/16/25(d)	200	174,361

Georgia — 0.0%
Georgia Government International Bond, 2.75%, 04/22/26(d)	300	267,156

Germany — 0.1%
Land Nordrhein Westfalen, 2.25%, 04/16/25(d)	1,500	1,430,522
State of North Rhine-Westphalia, 3.88%, 01/15/25(d)	200	195,880
State of North Rhine-Westphalia Germany, 1.00%, 04/21/26(d)	200	180,603

		1,807,005

Ghana — 0.0%
Ghana Government International Bond
0.00%, 04/07/25(d)(h)(i)	200	76,837
6.38%, 02/11/27(d)(h)(i)	400	171,466
7.88%, 03/26/27(d)(h)(i)	200	85,814
8.13%, 01/18/26(d)(h)(i)	400	172,218

		506,335

Guatemala — 0.0%
Guatemala Government Bond
4.38%, 06/05/27(d)	200	183,612
4.50%, 05/03/26(d)	400	378,242

		561,854

Honduras — 0.0%
Honduras Government International Bond, 6.25%, 01/19/27(d)	350	326,326

Hong Kong — 0.1%
Airport Authority
1.75%, 01/12/27 (Call 12/12/26)(b)	400	357,816
2.10%, (Call 03/08/26), (5-year CMT + 4.697%)(a)(d)(e)	400	363,310
4.75%, 01/12/28 (Call 12/12/27)(b)(c)	400	390,232
Hong Kong Government International Bond
0.63%, 02/02/26(b)	600	543,309
4.50%, 01/11/28(b)	600	589,368

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hong Kong (continued)
Hong Kong Sukuk 2017 Ltd., 3.13%, 02/28/27(d)	$200	$188,019

		2,432,054

Hungary — 0.1%
Hungary Government International Bond, 6.13%, 05/22/28(d)	600	595,379
Magyar Export-Import Bank Zrt, 6.13%, 12/04/27 (Call 11/04/27)(d)	400	391,716
MFB Magyar Fejlesztesi Bank Zrt, 6.50%, 06/29/28(d)	400	393,254

		1,380,349

India — 0.0%
Export-Import Bank of India
3.38%, 08/05/26(d)	600	563,995
3.88%, 02/01/28(d)	200	183,644

		747,639

Indonesia — 0.2%
Indonesia Government International Bond
3.50%, 01/11/28	600	551,818
3.85%, 07/18/27(d)	400	375,463
4.13%, 01/15/25(d)	600	590,009
4.15%, 09/20/27 (Call 06/20/27)	300	284,595
4.35%, 01/08/27(d)	400	384,298
4.55%, 01/11/28 (Call 12/11/27)	400	383,989
4.75%, 01/08/26(d)	800	786,973
Perusahaan Penerbit SBSN Indonesia III
1.50%, 06/09/26(d)	400	360,069
2.30%, 06/23/25(d)	250	236,275
4.15%, 03/29/27(d)	800	762,603
4.33%, 05/28/25(d)	700	686,829
4.40%, 06/06/27(d)	800	766,865
4.40%, 03/01/28(d)	200	190,513
4.55%, 03/29/26(d)	600	585,739

		6,946,038

Iraq — 0.0%
Iraq International Bond, 5.80%, 01/15/28 (Call 12/17/23)(d)	563	501,372

Israel — 0.0%
Israel Government International Bond 2.88%, 03/16/26	400	370,502
3.25%, 01/17/28	200	179,045

		549,547

Italy — 0.0%
Republic of Italy Government International Bond, 1.25%, 02/17/26	1,035	933,753

Ivory Coast — 0.0%
Ivory Coast Government International Bond, 6.38%, 03/03/28(d)	200	185,877

Jamaica — 0.0%
Jamaica Government International Bond, 6.75%, 04/28/28(c)	400	405,969

Japan — 0.3%
Development Bank of Japan Inc., 3.25%, 04/28/27(b)	1,075	1,005,567
Japan Bank for International Cooperation 0.63%, 07/15/25	1,002	922,885
2.25%, 11/04/26	410	375,310
2.38%, 04/20/26	820	763,380

Security	Par (000)	Value

Japan (continued)
2.50%, 05/28/25	$1,105	$1,054,041
2.75%, 01/21/26(c)	845	797,866
2.75%, 11/16/27	480	437,704
2.88%, 04/14/25	450	432,725
2.88%, 06/01/27	230	212,330
2.88%, 07/21/27	390	359,522
4.25%, 01/26/26	500	487,915
4.25%, 04/27/26	1,430	1,391,835
4.63%, 07/19/28	2,000	1,947,189
Japan International Cooperation Agency 2.75%, 04/27/27	500	459,673
3.25%, 05/25/27	735	686,004
4.00%, 05/23/28	600	567,547

		11,901,493

Jersey — 0.0%
IDB Trust Services Ltd., 1.81%, 02/26/25(d)	800	759,810

Jordan — 0.0%
Jordan Government International Bond 4.95%, 07/07/25(d)	200	185,927
5.75%, 01/31/27(d)	400	360,544
6.13%, 01/29/26(d)	200	185,403
7.75%, 01/15/28(d)	200	190,603

		922,477

Kazakhstan — 0.0%
Kazakhstan Government International Bond, 5.13%, 07/21/25(d)	800	804,206

Kenya — 0.0%
Republic of Kenya Government International Bond 7.00%, 05/22/27(d)	200	172,977
7.25%, 02/28/28(d)	400	323,923

		496,900

Kuwait — 0.0%
Kuwait International Government Bond, 3.50%, 03/20/27(d)	1,400	1,324,243

Lebanon — 0.0%
Lebanon Government International Bond 0.00%, 11/27/26(d)(h)(i)	400	24,508
6.20%, 02/26/25(d)(h)(i)	200	12,411
6.25%, 11/04/24(d)(h)(i)	300	18,798
6.25%, 06/12/25(d)	200	12,396
6.75%, 11/29/27(d)(h)(i)	370	22,929
6.85%, 03/23/27(d)(h)(i)	383	23,887

		114,929

Malaysia — 0.0%
Export-Import Bank of Malaysia Bhd, 1.83%, 11/26/26 (Call 10/26/26)(d)	200	178,391
Malaysia Sovereign Sukuk Bhd, 3.04%, 04/22/25(d).	352	340,564
Malaysia Sukuk Global Bhd, 3.18%, 04/27/26(d)	350	334,080

		853,035

Mexico — 0.1%
Mexico Government International Bond 3.75%, 01/11/28	600	553,068
4.13%, 01/21/26	600	584,099
4.15%, 03/28/27	1,000	958,560
5.40%, 02/09/28 (Call 01/09/28)	600	588,603

		2,684,330

72	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mongolia — 0.0%
Mongolia Government International Bond
3.50%, 07/07/27(d)	$200	$167,804
5.13%, 04/07/26(d)	200	187,196
8.65%, 01/19/28(d)	200	198,688

		553,688

Morocco — 0.0%
Morocco Government International Bond
2.38%, 12/15/27(d)	200	170,962
5.95%, 03/08/28(d)	400	390,983

		561,945

Namibia — 0.0%
Namibia International Bond, 5.25%, 10/29/25(d)	200	189,786

Netherlands — 0.0%
BNG Bank NV, 3.50%, 05/19/28(b)	980	918,086
Nederlandse Waterschapsbank NV, 0.50%, 12/02/25(b)	45	40,848

		958,934

Nigeria — 0.0%
Nigeria Government International Bond
6.13%, 09/28/28(d)	400	325,856
6.50%, 11/28/27(d)	600	515,784
7.63%, 11/21/25(d)	400	388,097

		1,229,737

Norway — 0.1%
Kommunalbanken AS
0.38%, 09/11/25(b)	780	712,934
0.88%, 03/12/25(b)	575	540,051
1.50%, 01/20/27(b)(c)	910	813,818
4.50%, 09/01/28(b)	2,000	1,952,225

		4,019,028

Oman — 0.1%
Oman Government International Bond
4.75%, 06/15/26(d)	600	576,251
4.88%, 02/01/25(d)	200	196,020
5.38%, 03/08/27(d)	750	725,406
5.63%, 01/17/28(d)	800	772,796
6.75%, 10/28/27(d)	600	605,673
Oman Sovereign Sukuk Co., 5.93%, 10/31/25(d)	400	398,549

		3,274,695

Pakistan — 0.0%
Pakistan Government International Bond
6.00%, 04/08/26(d)	400	218,034
6.88%, 12/05/27(d)	400	210,125
8.25%, 09/30/25(d)	200	142,317

		570,476

Panama — 0.1%
Banco Latinoamericano de Comercio Exterior SA, 2.38%, 09/14/25 (Call 08/14/25)(d)	200	186,031
Panama Government International Bond
3.75%, 03/16/25 (Call 12/16/24)	305	294,027
3.75%, 04/17/26(d)	400	371,122
3.88%, 03/17/28 (Call 12/17/27)	400	358,659
7.13%, 01/29/26	400	404,075
8.88%, 09/30/27	350	375,248

		1,989,162

Paraguay — 0.0%
Paraguay Government International Bond, 4.70%, 03/27/27(d)	200	190,467

Security	Par (000)	Value

Peru — 0.0%
Corp. Financiera de Desarrollo SA, 2.40%, 09/28/27 (Call 07/28/27)(d)	$200	$170,909
Fondo MIVIVIENDA SA, 4.63%, 04/12/27 (Call 03/12/27)(d)	150	141,243
Peruvian Government International Bond 2.39%, 01/23/26 (Call 12/23/25)	262	243,231
7.35%, 07/21/25	530	542,068

		1,097,451

Philippines — 0.1%
Philippine Government International Bond 3.00%, 02/01/28	800	722,074
3.23%, 03/29/27	200	185,250
5.17%, 10/13/27	200	197,112
5.50%, 03/30/26	200	200,004
10.63%, 03/16/25	600	640,614

		1,945,054

Poland — 0.0%
Republic of Poland Government International Bond 3.25%, 04/06/26	500	474,322
5.50%, 11/16/27 (Call 08/16/27)	600	602,803

		1,077,125

Qatar — 0.1%
Qatar Government International Bond 3.25%, 06/02/26(d)	1,200	1,138,352
3.40%, 04/16/25(d)	600	580,973
4.50%, 04/23/28(d)	1,000	967,971

		2,687,296

Romania — 0.0%
Romanian Government International Bond 3.00%, 02/27/27(d)	500	452,192
5.25%, 11/25/27(d)	400	385,947
6.63%, 02/17/28(d)	500	500,409

		1,338,548

Saudi Arabia — 0.2%
KSA Sukuk Ltd., 3.63%, 04/20/27(d)	1,900	1,783,520
Saudi Government International Bond 2.50%, 02/03/27(d)	600	544,203
2.90%, 10/22/25(d)	800	757,101
3.25%, 10/26/26(d)	1,800	1,684,773
3.63%, 03/04/28(d)	1,600	1,477,089
4.00%, 04/17/25(d)	1,400	1,362,661
4.75%, 01/18/28(d)	800	773,641

		8,382,988

Serbia — 0.0%
Serbia International Bond, 6.25%, 05/26/28(d)	200	194,782

South Africa — 0.1%
Republic of South Africa Government International Bond
4.30%, 10/12/28	400	344,937
4.85%, 09/27/27	200	184,181
4.88%, 04/14/26	600	571,519
5.88%, 09/16/25	600	591,306

		1,691,943

South Korea — 0.3%
Export-Import Bank of Korea 0.63%, 02/09/26	410	367,131
0.75%, 09/21/25	400	366,002
1.13%, 12/29/26	400	349,141

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Korea (continued)
1.25%, 01/18/25	$200	$189,935
1.63%, 01/18/27	400	354,307
1.88%, 02/12/25	600	573,041
2.38%, 04/21/27	200	180,188
2.63%, 05/26/26	800	745,108
2.88%, 01/21/25	500	484,092
3.25%, 11/10/25	200	191,213
4.25%, 09/15/27	200	190,976
5.00%, 01/11/28	400	392,106
5.13%, 09/18/28	600	589,315
Incheon International Airport Corp., 1.25%, 05/04/26(d)	200	179,409
Industrial Bank of Korea, 1.04%, 06/22/25(d)	200	185,440
Korea Development Bank (The)
1.25%, 06/03/25(d)	800	747,690
1.38%, 04/25/27	200	173,884
1.75%, 02/18/25	500	476,016
4.38%, 02/15/28	400	382,339
Korea Electric Power Corp.
3.63%, 06/14/25(d)	200	193,518
4.00%, 06/14/27(d)	200	188,979
5.38%, 07/31/26(d)	200	198,800
Korea Expressway Corp., 1.13%, 05/17/26(d)	400	357,915
Korea Housing Finance Corp., 4.63%, 02/24/28(d)	200	191,852
Korea Hydro & Nuclear Power Co. Ltd.
1.25%, 04/27/26(d)	600	539,327
3.25%, 06/15/25(d)	200	192,034
Korea International Bond
2.75%, 01/19/27	200	185,541
3.50%, 09/20/28	200	185,485
5.63%, 11/03/25	200	200,048
Korea Mine Rehabilitation & Mineral Resources Corp.
1.75%, 04/15/26(d)	400	360,224
5.38%, 05/11/28(d)	200	192,987
Korea National Oil Corp.
0.88%, 10/05/25(d)	400	364,883
1.25%, 04/07/26(d)	400	360,539
1.75%, 04/18/25(d)	200	188,782
3.38%, 03/27/27(d)	200	185,966
4.88%, 04/03/28(d)	200	193,330
Korea SMEs and Startups Agency, 2.13%, 08/30/26(d)	200	181,366
Korea South-East Power Co. Ltd., 1.00%, 02/03/26(d)	200	180,177
Korea Water Resources Corp, 3.50%, 04/27/25(d)	200	193,442

		11,952,528

Sri Lanka — 0.0%
Sri Lanka Government International Bond
6.13%, 06/03/25(d)(h)(i)	400	206,783
6.20%, 05/11/27(d)(h)(i)	200	99,520
6.83%, 07/18/26(d)(h)(i)	400	205,431
6.85%, 11/03/25(d)(h)(i)	810	417,351

		929,085

Supranational — 1.8%
Africa Finance Corp.
2.88%, 04/28/28(b)	200	163,997
3.13%, 06/16/25(d)	200	186,075
4.38%, 04/17/26(d)	200	184,631

Security	Par (000)	Value

Supranational (continued)
African Development Bank 0.88%, 03/23/26	$1,004	$909,018
0.88%, 07/22/26	1,026	917,808
3.38%, 07/07/25	177	171,663
4.38%, 11/03/27	215	210,814
African Export-Import Bank (The), 2.63%, 05/17/26 (Call 04/17/26)(b)	40	35,659
Arab Petroleum Investments Corp. 1.26%, 02/10/26(d)	600	541,885
1.48%, 10/06/26(b)	15	13,316
Asian Development Bank 0.38%, 09/03/25	2,002	1,834,372
0.50%, 02/04/26	2,010	1,813,614
0.63%, 04/29/25	2,362	2,203,437
1.00%, 04/14/26	4,045	3,667,838
1.50%, 01/20/27	2,015	1,809,381
1.75%, 08/14/26	60	54,957
2.00%, 01/22/25	391	374,897
2.00%, 04/24/26	565	524,722
2.13%, 03/19/25	7	6,698
2.38%, 08/10/27	70	64,042
2.63%, 01/12/27	105	97,812
2.75%, 01/19/28	1,000	915,112
2.88%, 05/06/25	487	469,792
3.13%, 08/20/27	500	469,683
5.82%, 06/16/28	10	10,295
6.22%, 08/15/27	60	62,155
Asian Infrastructure Investment Bank (The) 0.50%, 05/28/25	1,201	1,112,509
0.50%, 01/27/26	477	429,515
3.38%, 06/29/25	297	287,440
Banque Ouest Africaine de Developpement, 5.00%, 07/27/27(b)(c)	905	801,992
Central American Bank for Economic Integration, 2.00%, 05/06/25(b)	215	202,650
Council of Europe Development Bank 0.88%, 09/22/26	321	285,269
1.38%, 02/27/25	65	61,632
3.00%, 06/16/25	150	144,535
European Bank for Reconstruction & Development 0.50%, 05/19/25	1,447	1,342,958
0.50%, 11/25/25	77	70,082
0.50%, 01/28/26	327	295,093
1.50%, 02/13/25	939	893,511
4.38%, 03/09/28	1,000	976,339
European Investment Bank 0.38%, 12/15/25	1,597	1,446,742
0.38%, 03/26/26	1,822	1,631,617
0.63%, 07/25/25	1,947	1,800,663
0.75%, 10/26/26	1,685	1,490,901
1.38%, 03/15/27	270	240,581
1.63%, 03/14/25	1,209	1,149,738
1.88%, 02/10/25	974	932,407
2.13%, 04/13/26	335	312,556
2.38%, 05/24/27	80	73,450
2.75%, 08/15/25	245	234,951
3.25%, 11/15/27	1,220	1,148,101
Inter-American Development Bank 0.63%, 07/15/25	2,194	2,030,143
0.63%, 09/16/27	55	46,826
0.88%, 04/03/25	1,197	1,123,392

74	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Supranational (continued)
0.88%, 04/20/26	$2,825	$2,553,313
1.13%, 07/20/28	10	8,393
1.50%, 01/13/27	25	22,456
1.75%, 03/14/25	1,727	1,644,681
2.00%, 06/02/26	686	634,945
2.00%, 07/23/26	265	244,534
2.13%, 01/15/25	623	599,090
2.38%, 07/07/27	175	160,208
3.13%, 09/18/28	10	9,199
7.00%, 06/15/25	42	42,941
Inter-American Investment Corp., 4.13%, 02/15/28	305	292,955
International Bank for Reconstruction & Development
0.38%, 07/28/25	6,356	5,846,641
0.50%, 10/28/25	2,705	2,469,859
0.63%, 04/22/25	3,970	3,707,578
0.75%, 03/11/25	1,941	1,823,877
0.75%, 11/24/27	785	666,496
0.85%, 02/10/27 (Call 11/10/23)	20	17,268
0.88%, 07/15/26	145	129,937
1.13%, 09/13/28	10	8,352
1.38%, 04/20/28	1,010	865,258
1.63%, 01/15/25	601	574,472
1.88%, 10/27/26	383	350,249
2.13%, 03/03/25	242	231,845
2.50%, 11/25/24	799	774,215
2.50%, 07/29/25	2,354	2,248,011
2.50%, 11/22/27	65	59,375
3.13%, 11/20/25	543	521,790
3.13%, 06/15/27	3,500	3,292,577
International Finance Corp.
0.38%, 07/16/25	1,548	1,426,523
0.75%, 10/08/26	110	97,454
2.13%, 04/07/26	37	34,507
3.63%, 09/15/25	147	142,946
ISDB Trust Services No. 2 SARL, 1.26%, 03/31/26(d)	1,075	974,152
Nordic Investment Bank
0.38%, 09/11/25	505	462,326
2.63%, 04/04/25	200	192,427
3.38%, 09/08/27	200	189,560

		71,599,676

Sweden — 0.1%
Svensk Exportkredit AB
0.50%, 08/26/25	1,157	1,060,338
0.63%, 05/14/25	1,040	965,757
2.25%, 03/22/27	20	18,240
4.13%, 06/14/28	5	4,798

		2,049,133

Thailand — 0.0%
Export Import Bank of Thailand, 1.46%, 10/15/25(d)	200	183,552

Trinidad and Tobago — 0.0%
Trinidad & Tobago Government International Bond, 4.50%, 08/04/26(d)	400	381,014

Tunisia — 0.0%
Tunisian Republic, 5.75%, 01/30/25(d)	428	297,497

Security	Par (000)	Value

Turkey — 0.3%
Hazine Mustesarligi Varlik Kiralama AS 4.49%, 11/25/24(d)	$400	$388,165
5.13%, 06/22/26(d)	900	835,921
7.25%, 02/24/27(d)	1,000	968,589
9.76%, 11/13/25(d)	800	827,746
Istanbul Metropolitan Municipality, 6.38%, 12/09/25(d)	200	187,127
Turkey Government International Bond 4.25%, 03/13/25	600	572,604
4.25%, 04/14/26	600	550,464
4.75%, 01/26/26	600	560,996
4.88%, 10/09/26	1,000	917,546
5.13%, 02/17/28	400	354,536
5.60%, 11/14/24	600	589,774
6.00%, 03/25/27	1,000	937,366
6.13%, 10/24/28	600	542,892
6.38%, 10/14/25	800	778,729
7.38%, 02/05/25	1,144	1,145,543
8.60%, 09/24/27	600	605,013
9.88%, 01/15/28	1,600	1,673,185
Turkiye Ihracat Kredi Bankasi AS, 5.75%, 07/06/26(d)	600	558,771
Turkiye Vakiflar Bankasi TAO, 5.50%, 10/01/26(d)	200	184,210

		13,179,177

Ukraine — 0.0%
Ukraine Government International Bond 7.75%, 09/01/23(d)(h)(i)	604	185,555
7.75%, 09/01/24(d)(h)(i)	500	143,740
7.75%, 09/01/25(d)(h)(i)	500	141,729
7.75%, 09/01/26(d)(i)	200	48,000
8.99%, 02/01/26(d)(h)(i)	200	60,935

		579,959

United Arab Emirates — 0.1%
Abu Dhabi Government International Bond 2.50%, 04/16/25(d)	1,000	955,301
3.13%, 05/03/26(d)	1,000	944,188
3.13%, 10/11/27(d)	1,600	1,477,105
RAK Capital, 3.09%, 03/31/25(d)	300	286,601
Sharjah Sukuk Program Ltd. 2.94%, 06/10/27(d)	400	358,956
3.85%, 04/03/26(d)	600	570,810
4.23%, 03/14/28(d)	200	184,907

		4,777,868

Uruguay — 0.0%
Uruguay Government International Bond, 4.38%, 10/27/27	500	494,036

Vietnam — 0.0%
Vietnam Government International Bond, 4.80%, 11/19/24(d)	254	249,026

Zambia — 0.0%
Zambia Government International Bond, 8.97%, 07/30/27(d)(h)(i)	400	243,759

Total Foreign Government Obligations — 5.7% (Cost: $248,413,876)		232,186,807

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

California — 0.0%
California Earthquake Authority, 5.60%, 07/01/27	$200	$197,879
University of California RB
Series BG, 0.88%, 05/15/25 (Call 04/15/25)	70	65,092
Series BG, 1.32%, 05/15/27 (Call 03/15/27)	600	520,950

		783,921

Florida — 0.1%
State Board of Administration Finance Corp. RB 1.26%, 07/01/25(c)	650	605,595
1.71%, 07/01/27	250	216,784

		822,379

Oregon — 0.0%
State of Oregon GO, 5.89%, 06/01/27	500	504,396

Wisconsin — 0.0%
State of Wisconsin RB, Series C, 3.15%, 05/01/27	215	199,724

Total Municipal Debt Obligations — 0.1% (Cost: $2,395,714)		2,310,420

U.S. Government & Agency Obligations

Mortgage-Backed Securities — 5.5%
Federal Home Loan Mortgage Corp. 2.50%, 01/01/30	250	233,543
2.50%, 08/01/31	218	200,795
2.50%, 10/01/31	538	492,909
2.50%, 12/01/31	297	272,251
2.50%, 02/01/32	354	325,070
2.50%, 01/01/33	930	848,902
3.00%, 05/01/29	8,389	8,031,908
3.00%, 05/01/30	229	215,896
3.00%, 06/01/30	19	17,782
3.00%, 07/01/30	172	162,509
3.00%, 12/01/30	258	242,641
3.00%, 05/01/31	93	87,239
3.00%, 06/01/31	64	60,226
3.50%, 05/01/32	48	45,277
3.50%, 09/01/32	41	39,176
3.50%, 07/01/33	97	90,133
3.50%, 06/01/34	453	417,699
4.00%, 05/01/33	88	83,385
4.28%, 02/01/45(a)	8	8,385
Federal National Mortgage Association 4.43%, 04/01/44(a)	30	29,216
5.83%, 12/01/44(a)	7	6,836
Series 2016-M3, Class A2, 2.70%, 02/25/26	4,177	3,934,992
Series 2019-M25, Class A1, 2.14%, 11/25/29	122	120,086
Freddie Mac Multifamily Structured Pass Through Certificates
Series K042, Class A2, 2.67%, 12/25/24 (Call 12/25/24)	5,000	4,844,046
Series K048, Class A2, 3.28%, 06/25/25 (Call 08/25/25)(a)	1,347	1,300,909
Series K049, Class A2, 3.01%, 07/25/25 (Call 08/25/25)	1,129	1,083,531
Series K051, Class A2, 3.31%, 09/25/25 (Call 10/25/25)	1,622	1,560,112
Series K053, Class A2, 3.00%, 12/25/25 (Call 01/25/26)	1,000	952,475

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series K067, Class A1, 2.90%, 03/25/27 (Call 09/25/27)	$2,373	$2,268,540
Series K-1512, Class A2, 2.99%, 05/25/31 (Call 10/25/34)	460	387,667
Series K-1512, Class A3, 3.06%, 04/25/34 (Call 10/25/34)	450	355,886
Series K729, Class A1, 2.95%, 02/25/24 (Call 11/25/24)	68	67,222
Uniform Mortgage-Backed Securities
1.50%, 02/01/36	2,083	1,713,067
1.50%, 03/01/36	2,266	1,863,172
1.50%, 10/01/36	2,254	1,863,215
1.50%, 11/01/36	1,899	1,574,765
1.50%, 02/01/37	12,569	10,333,627
1.50%, 03/01/37	8,998	7,392,719
1.50%, 08/01/37	1,585	1,302,953
2.00%, 10/01/35	9,354	7,961,681
2.00%, 11/01/35	3,111	2,651,052
2.00%, 12/01/35	6,174	5,242,796
2.00%, 02/01/36	19,293	16,401,653
2.00%, 03/01/36	6,794	5,766,740
2.00%, 04/01/36	11,664	9,884,360
2.00%, 05/01/36	11,882	10,099,435
2.00%, 06/01/36	13,429	11,378,480
2.00%, 07/01/36	7,000	5,951,161
2.00%, 08/01/36	736	623,495
2.00%, 10/01/36	1,603	1,359,632
2.00%, 11/01/36	7,440	6,314,644
2.00%, 12/01/36	10,230	8,677,895
2.00%, 01/01/37	7,383	6,275,026
2.00%, 02/01/37	4,581	3,881,641
2.50%, 07/01/28	304	286,975
2.50%, 12/01/29	71	67,500
2.50%, 03/01/30	42	39,072
2.50%, 07/01/30	52	48,017
2.50%, 08/01/30	152	140,836
2.50%, 12/01/30	26	23,842
2.50%, 01/01/31	22	20,760
2.50%, 05/01/31	455	418,908
2.50%, 08/01/31	621	572,011
2.50%, 09/01/31	487	445,231
2.50%, 10/01/31	2,269	2,100,416
2.50%, 12/01/31	740	678,805
2.50%, 01/01/32	1,561	1,430,278
2.50%, 02/01/32	604	554,737
2.50%, 03/01/32	578	527,795
2.50%, 04/01/32	4,060	3,729,701
2.50%, 07/01/32	4,448	4,095,576
2.50%, 10/01/32	87	79,401
2.50%, 01/01/33	694	636,914
2.50%, 07/01/35	6,197	5,439,043
2.50%, 10/01/35	621	544,774
2.50%, 03/01/36	1,422	1,246,851
2.50%, 05/01/36	9,280	8,109,995
2.50%, 06/01/36	234	204,227
2.50%, 07/01/36	565	493,559
2.50%, 08/01/36	2,823	2,467,122
2.50%, 04/01/37	1,754	1,529,585
2.50%, 05/01/37	498	434,351
2.50%, 11/15/38(l)	675	588,067
3.00%, 10/01/27	24	22,889

76	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.00%, 10/01/28	$105	$100,513
3.00%, 11/01/28	110	105,262
3.00%, 03/01/30	3,536	3,388,941
3.00%, 04/01/30	59	55,098
3.00%, 07/01/30	38	35,957
3.00%, 08/01/30	136	127,301
3.00%, 09/01/30	202	189,406
3.00%, 10/01/30	110	103,498
3.00%, 11/01/30	24	22,564
3.00%, 12/01/30	92	86,410
3.00%, 01/01/31	1,269	1,197,037
3.00%, 02/01/31	642	602,942
3.00%, 03/01/31	141	132,695
3.00%, 04/01/31	70	66,043
3.00%, 06/01/31	408	381,056
3.00%, 09/01/31	131	123,102
3.00%, 10/01/31	21	19,526
3.00%, 01/01/32	431	403,853
3.00%, 02/01/32	883	826,735
3.00%, 03/01/32	127	118,204
3.00%, 06/01/32	431	403,531
3.00%, 11/01/32	430	400,151
3.00%, 12/01/32	722	669,603
3.00%, 10/01/33	507	459,968
3.00%, 07/01/34	222	201,257
3.00%, 09/01/34	2,540	2,301,635
3.00%, 11/01/34	372	337,400
3.00%, 07/01/37	832	746,160
3.00%, 11/15/38(l)	453	404,975
3.50%, 01/01/27	4	3,620
3.50%, 12/01/29	10	9,160
3.50%, 07/01/30	102	97,825
3.50%, 10/01/30	46	43,694
3.50%, 11/01/30	6	5,731
3.50%, 03/01/31	66	62,194
3.50%, 06/01/31	110	105,277
3.50%, 01/01/32	63	59,727
3.50%, 05/01/32	98	92,607
3.50%, 06/01/32	123	116,293
3.50%, 07/01/32	33	31,000
3.50%, 08/01/32	32	29,863
3.50%, 09/01/32	192	182,565
3.50%, 10/01/32	32	30,492
3.50%, 11/01/32	21	20,195
3.50%, 03/01/33	343	323,219
3.50%, 04/01/33	422	397,964
3.50%, 05/01/33	267	248,027
3.50%, 06/01/33	469	435,657
3.50%, 02/01/34	3,547	3,294,958
3.50%, 07/01/34	543	523,547
3.50%, 08/01/34	467	430,427
3.50%, 01/01/35	372	343,035
3.50%, 11/15/38(l)	174	158,843
4.00%, 07/01/29	33	32,065
4.00%, 07/01/32	116	113,892
4.00%, 05/01/33	196	185,564
4.00%, 06/01/33	96	90,736
4.00%, 07/01/33	61	57,271
4.00%, 12/01/33	283	277,581
4.00%, 11/15/38(l)	4,554	4,245,270
4.50%, 11/15/38(l)	112	106,216

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
5.00%, 11/15/38(l)	$178	$171,695

		220,614,724

U.S. Government Agency Obligations — 0.6%
Federal Farm Credit Banks Funding Corp., 1.85%, 07/26/24	35	34,076
Federal Home Loan Banks 1.50%, 08/15/24	260	251,951
3.25%, 06/09/28	1,000	929,231
Federal Home Loan Mortgage Corp., 0.25%, 12/04/23	2,470	2,458,307
Federal National Mortgage Association 0.50%, 06/17/25	13,000	12,050,036
0.63%, 04/22/25	200	187,008
1.75%, 07/02/24	6,850	6,683,448
2.50%, 02/05/24(c)	705	699,364
2.63%, 09/06/24(c)	2,550	2,490,799

		25,784,220

U.S. Government Obligations — 47.5%
U.S. Treasury Note/Bond 0.25%, 05/31/25	12,000	11,104,219
0.25%, 06/30/25	15,000	13,835,156
0.25%, 07/31/25	16,460	15,124,554
0.25%, 08/31/25	12,000	10,987,500
0.25%, 09/30/25	14,700	13,418,918
0.25%, 10/31/25	20,700	18,821,637
0.38%, 04/30/25	13,100	12,190,676
0.38%, 12/31/25	7,200	6,524,437
0.38%, 01/31/26	17,550	15,836,133
0.38%, 09/30/27	17,100	14,388,047
0.50%, 03/31/25	16,800	15,716,531
0.50%, 02/28/26	19,000	17,141,562
0.50%, 04/30/27	18,000	15,491,250
0.50%, 05/31/27	14,000	12,006,094
0.50%, 06/30/27	9,570	8,180,107
0.50%, 08/31/27	10,600	8,995,922
0.50%, 10/31/27	23,100	19,467,164
0.63%, 07/31/26	18,850	16,797,117
0.63%, 11/30/27	25,000	21,111,328
0.75%, 03/31/26	16,000	14,492,500
0.75%, 04/30/26	13,720	12,380,156
0.75%, 05/31/26	18,280	16,437,719
0.75%, 08/31/26	19,500	17,374,805
0.88%, 06/30/26	17,800	16,033,906
0.88%, 09/30/26	19,670	17,561,622
1.00%, 07/31/28	15,000	12,561,328
1.13%, 02/28/25	18,000	17,038,828
1.13%, 10/31/26	18,800	16,849,500
1.13%, 02/28/27	6,400	5,673,000
1.13%, 02/29/28	20,000	17,109,375
1.13%, 08/31/28	19,000	15,965,937
1.25%, 11/30/26	45,780	41,066,091
1.25%, 12/31/26	21,950	19,652,109
1.25%, 03/31/28	20,000	17,156,250
1.25%, 05/31/28	5,600	4,775,750
1.25%, 06/30/28	4,500	3,826,758
1.25%, 09/30/28	10,000	8,430,469
1.38%, 01/31/25	9,000	8,573,555
1.38%, 08/31/26	8,860	8,039,066
1.50%, 02/15/25	22,300	21,244,234
1.50%, 08/15/26	20,700	18,870,961

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations (continued)
1.50%, 01/31/27	$35,700	$32,110,477
1.63%, 02/15/26	17,000	15,764,844
1.63%, 05/15/26	18,000	16,578,281
1.63%, 10/31/26	17,500	15,922,266
1.75%, 03/15/25	19,900	18,976,516
1.75%, 12/31/26	10,000	9,091,406
1.88%, 02/28/27	28,000	25,438,438
2.00%, 02/15/25	22,500	21,573,633
2.00%, 08/15/25	16,800	15,905,531
2.00%, 11/15/26	25,000	22,974,609
2.13%, 05/15/25	19,000	18,139,062
2.25%, 11/15/25	16,400	15,514,656
2.25%, 03/31/26	4,000	3,754,375
2.25%, 02/15/27	22,300	20,535,164
2.25%, 08/15/27	20,350	18,512,141
2.25%, 11/15/27	20,900	18,906,336
2.38%, 05/15/27	23,450	21,552,016
2.50%, 01/31/25	9,300	8,983,219
2.50%, 02/28/26	4,000	3,782,812
2.50%, 03/31/27	31,000	28,716,172
2.63%, 03/31/25	5,250	5,061,123
2.63%, 04/15/25	19,000	18,305,312
2.63%, 01/31/26	8,500	8,070,352
2.63%, 05/31/27	2,000	1,852,969
2.75%, 02/28/25	10,450	10,107,518
2.75%, 05/15/25	13,790	13,288,496
2.75%, 06/30/25	8,000	7,693,750
2.75%, 08/31/25	16,000	15,335,625
2.75%, 04/30/27	32,800	30,575,750
2.75%, 07/31/27	21,440	19,887,275
2.75%, 02/15/28	20,000	18,379,688
2.88%, 04/30/25	11,100	10,724,508
2.88%, 05/31/25	7,000	6,756,094
2.88%, 06/15/25	16,000	15,427,500
2.88%, 07/31/25	6,000	5,772,891
2.88%, 11/30/25	4,900	4,690,602
2.88%, 05/15/28	25,000	22,996,094
2.88%, 08/15/28	22,000	20,138,594
3.00%, 07/15/25	15,900	15,341,637
3.00%, 09/30/25	20,000	19,238,281
3.00%, 10/31/25	24,900	23,920,535
3.13%, 08/15/25	37,300	36,022,184
3.13%, 08/31/27	25,000	23,484,375
3.25%, 06/30/27	20,000	18,923,438
3.50%, 09/15/25	21,200	20,592,156
3.50%, 01/31/28	31,200	29,588,813
3.50%, 04/30/28	28,000	26,495,000
3.63%, 03/31/28	23,000	21,893,125
3.63%, 05/31/28	19,800	18,828,562
3.88%, 03/31/25	20,000	19,624,219
3.88%, 04/30/25	28,000	27,457,500
3.88%, 11/30/27	28,180	27,151,870
3.88%, 12/31/27	19,760	19,032,894
4.00%, 12/15/25	12,000	11,749,688
4.00%, 02/29/28	40,978	39,633,409
4.00%, 06/30/28	16,000	15,445,000
4.13%, 01/31/25	14,000	13,797,656
4.13%, 09/30/27	24,000	23,366,250
4.13%, 10/31/27	31,340	30,492,841
4.13%, 07/31/28	30,300	29,393,367
4.25%, 05/31/25	45,000	44,351,367

Security	Par (000)	Value

U.S. Government Obligations (continued)
4.25%, 10/15/25	$24,600	$24,214,664
4.38%, 08/31/28	17,000	16,674,609
4.50%, 11/15/25	15,200	15,033,750
4.63%, 02/28/25	6,900	6,839,894
4.63%, 06/30/25	43,032	42,665,556
4.63%, 09/30/28	34,500	34,181,953
4.75%, 07/31/25	38,500	38,248,848
7.50%, 11/15/24	500	510,762

		1,920,242,569

Total U.S. Government & Agency Obligations — 53.6% (Cost: $2,295,040,329)		2,166,641,513

	Shares

Common Stocks

Financial Services — 0.0%
HoldCo.(j)	16,280	—

Health Care Technology — 0.0%
Quincy Health LLC(i)(j)	978	—

Metals & Mining — 0.0%
Foresight Energy LLC(j)	112	—

Total Common Stocks — 0.0% (Cost $212,146)		—

Preferred Stocks

Financial Services — 0.0%
HoldCo. Preference Shares(j)	104	—

Total Preferred Stocks — 0.0% (Cost $97)		—

Total Long-Term Investments — 98.5% (Cost: $4,226,294,032)		3,982,037,499

Short-Term Securities

Money Market Funds — 1.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(m)(n)(o)	18,933,697	18,941,271
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(m)(n)(p)	37,406,575	37,406,575

Total Short-Term Securities — 1.4% (Cost: $56,343,005)		56,347,846

Total Investments — 99.9% (Cost: $4,282,637,037)		4,038,385,345

Other Assets Less Liabilities — 0.1%		5,725,410

Net Assets — 100.0%		$4,044,110,755

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.

78	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core 1-5 Year USD Bond ETF

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Perpetual security with no stated maturity date.
(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Non-income producing security.
(j)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(k)	U.S. dollar denominated security issued by foreign domiciled entity.
(l)	Represents or includes a TBA transaction.
(m)	Affiliate of the Fund.
(n)	Annualized 7-day yield as of period end.
(o)	All or a portion of this security represents an investment of TBA cash collateral.
(p)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$53,200,266	$—	$(34,269,240	)(a)	$(6,025)	$16,270	$18,941,271	18,933,697	$1,315,178		$—

BlackRock Cash Funds: Treasury, SL Agency Shares	88,715,321	—	(51,308,746	)(a)	—	—	37,406,575	37,406,575	744,316	(b)	—

					$(6,025)	$16,270	$56,347,846		$2,059,494		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$38,061,112	$—	$38,061,112
Collaterized Mortgage Obligations	—	63,626,501	—	63,626,501
Corporate Bonds & Notes	—	1,479,211,146	—	1,479,211,146
Foreign Government Obligations	—	232,186,807	—	232,186,807
Municipal Debt Obligations	—	2,310,420	—	2,310,420
U.S. Government & Agency Obligations	—	2,166,641,513	—	2,166,641,513
Common Stocks	—	—	—	—
Preferred Stocks	—	—	—	—
Short-Term Securities
Money Market Funds	56,347,846	—	—	56,347,846

	$56,347,846	$3,982,037,499	$—	$4,038,385,345

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Corporate Bonds & Notes

Australia — 0.4%
AGI Finance Pty Ltd., 2.12%, 06/24/27 (Call 03/24/27)	AUD	200	$110,609
Amcor UK Finance PLC, 1.13%, 06/23/27 (Call 04/23/27)	EUR	200	189,771
APA Infrastructure Ltd.
1.25%, 03/15/33 (Call 12/15/32)(a)	EUR	100	76,121
2.00%, 03/22/27(a)	EUR	100	97,178
3.50%, 03/22/30(a)	GBP	300	306,248
APT Pipelines Ltd., 0.75%, 03/15/29 (Call 12/15/28)(a)	EUR	300	257,843
Aurizon Finance Pty Ltd., 3.00%, 03/09/28 (Call 12/09/27)	AUD	100	54,317
Aurizon Network Pty Ltd., 2.00%, 09/18/24(a)	EUR	200	207,463
Ausgrid Finance Pty Ltd., 3.75%, 10/30/24 (Call 08/01/24)(a)	AUD	200	124,839
AusNet Services Holdings Pty Ltd.
0.63%, 08/25/30(a)	EUR	300	248,284
2.60%, 07/31/29	AUD	300	154,520
3.00%, 02/13/24(a)	EUR	200	210,770
AusNet Services Holdings Pty. Ltd., 1.63%, 03/11/81 (Call 09/11/26)(a)(b)	EUR	200	182,741
Australia & New Zealand Banking Group Ltd. 0.45%, 11/22/23(a)	EUR	200	211,219
0.67%, 05/05/31 (Call 05/05/26)(a)(b)	EUR	200	188,418
0.75%, 09/29/26(a)	EUR	700	676,829
3.10%, 02/08/24(a)	AUD	300	189,456
5.10%, 02/03/33 (Call 02/03/28)(a)(b)	EUR	100	104,693
5.91%, 08/12/32 (Call 08/12/27)(b)	AUD	500	310,549
6.74%, 02/10/38 (Call 02/10/33)(a)(b)	AUD	550	338,951
Australia Pacific Airports Melbourne Pty Ltd., 3.76%, 11/25/31 (Call 08/25/31)	AUD	300	155,069
BHP Billiton Finance Ltd.
Series 11, 3.25%, 09/25/24(a)	GBP	150	178,601
Series 12, 4.30%, 09/25/42	GBP	300	288,128
Series 17, 1.50%, 04/29/30 (Call 01/29/30)(a)	EUR	345	308,729
Brambles Finance PLC, 1.50%, 10/04/27 (Call 07/04/27)(a)	EUR	100	96,460
Brisbane Airport Corp. Pty Ltd., 4.50%, 12/30/30 (Call 10/01/30)	AUD	300	167,770
Charter Hall Ltd., 2.09%, 03/03/28 (Call 12/03/27)(a)	AUD	100	52,021
Commonwealth Bank of Australia
0.13%, 10/15/29(a)	EUR	500	428,028
0.50%, 07/27/26(a)	EUR	100	97,023
0.88%, 02/19/29(a)	EUR	400	365,798
1.13%, 01/18/28(a)	EUR	100	95,819
3.00%, 01/11/24(a)	AUD	200	126,462
3.00%, 09/04/26(a)	GBP	100	114,289
4.95%, 04/14/32 (Call 04/14/27)(b)	AUD	600	363,045
6.70%, 03/15/38 (Call 03/15/33)(b)	AUD	600	368,891
Computershare U.S. Inc., 1.13%, 10/07/31 (Call 07/07/31)(a)	EUR	100	77,932
Glencore Capital Finance Designated Co., 1.13%, 03/10/28 (Call 12/10/27)(a)	EUR	550	503,149
Glencore Finance Europe Ltd., 1.75%, 03/17/25 (Call 12/17/24)(a)	EUR	360	368,259
Lendlease Finance Ltd., 3.70%, 03/31/31 (Call 12/31/30)(a)	AUD	100	47,230

Security	Par (000)		Value

Australia (continued)
Lonsdale Finance Pty Ltd., 2.45%, 11/20/26 (Call 08/20/26)(a)	AUD	200	$114,984
Macquarie Bank Ltd., 1.75%, 08/07/24(a)	AUD	400	247,605
Macquarie Group Ltd.
0.63%, 02/03/27(a)	EUR	300	280,555
0.95%, 05/21/31(a)	EUR	300	243,920
2.13%, 10/01/31(a)	GBP	300	272,632
National Australia Bank Ltd.
0.00%, 01/06/29(a)	EUR	300	262,221
0.30%, 10/31/25(a)	CHF	150	160,104
0.75%, 01/30/26(a)	EUR	200	198,145
1.13%, 05/20/31(a)	EUR	236	209,658
1.70%, 09/15/31 (Call 09/15/26)(a)(b)	GBP	200	207,294
2.25%, 06/06/25(a)	EUR	200	206,404
2.35%, 08/30/29(a)	EUR	200	195,822
2.90%, 02/26/24(a)	AUD	200	126,113
2.90%, 02/25/27	AUD	500	292,473
6.32%, 08/03/32 (Call 08/03/27)(a)(b)	AUD	300	189,309
NBN Co. Ltd.
4.38%, 03/15/33 (Call 12/15/32)(a)	EUR	300	314,120
5.20%, 08/25/28(a)	AUD	600	371,563
NSW Electricity Networks Finance Pty Ltd.,
2.54%, 09/23/30 (Call 06/25/30)(a)	AUD	150	72,324
Optus Finance Pty Ltd., 1.00%, 06/20/29 (Call 03/20/29)(a)	EUR	400	350,734
Origin Energy Finance Ltd., 1.00%, 09/17/29 (Call 06/17/29)(a)	EUR	230	230,795
Pacific National Finance Pty Ltd.
3.80%, 09/08/31 (Call 06/10/31)(a)	AUD	150	70,408
5.25%, 05/19/25	AUD	50	31,019
Qantas Airways Ltd., 2.95%, 11/27/29 (Call 08/27/29)(a)	AUD	250	127,663
Scentre Group Trust 1/Scentre Group Trust 2,
1.45%, 03/28/29 (Call 12/28/28)(a)	EUR	100	88,318
Sydney Airport Finance Co. Pty. Ltd., 4.38%, 05/03/33 (Call 02/03/33)(a)	EUR	100	103,723
Telstra Corp. Ltd., 1.38%, 03/26/29 (Call 12/26/28)(a)	EUR	300	280,467
Toyota Finance Australia Ltd.
0.25%, 04/09/24(a)	EUR	200	208,145
0.44%, 01/13/28(a)	EUR	500	459,759
Transurban Finance Co. Pty Ltd.
2.00%, 08/28/25 (Call 05/28/25)(a)	EUR	100	102,072
3.00%, 04/08/30 (Call 01/08/30)(a)	EUR	200	194,277
Transurban Finance Co. Pty. Ltd., 4.23%, 04/26/33 (Call 01/26/33)(a)	EUR	100	102,454
Wesfarmers Ltd., 1.94%, 06/23/28 (Call 03/23/28)(a)	AUD	200	107,830
WestConnex Finance Co. Pty Ltd., 3.15%, 03/31/31 (Call 12/31/30)(a)	AUD	150	74,884
Westpac Banking Corp.
0.38%, 04/02/26(a)	EUR	300	293,046
0.38%, 09/22/36(a)	EUR	300	201,411
0.50%, 05/17/24(a)	EUR	200	207,657
0.50%, 01/16/25(a)	EUR	200	203,195
0.77%, 05/13/31 (Call 05/13/26)(a)(b)	EUR	450	424,690
1.13%, 09/05/27(a)	EUR	520	494,183
1.38%, 05/17/32(a)	EUR	300	259,948
2.40%, 01/25/27	AUD	200	115,365
3.25%, 11/16/23	AUD	100	63,404
3.90%, 08/11/25(a)	AUD	400	247,907

80	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Australia (continued)
6.93%, 06/23/38(a)(b)	AUD	300	$187,330
Woolworths Group Ltd., 2.80%, 05/20/30(a)	AUD	300	155,432

			17,794,884

Austria — 0.3%
Autobahnen- und
Schnellstrassen-Finanzierungs-AG, 0.25%, 10/18/24(a)	EUR	400	409,256
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG
0.00%, 09/23/30(a)	EUR	100	82,691
0.10%, 05/12/31(a)	EUR	200	162,379
0.63%, 06/19/34(a)	EUR	200	152,658
1.13%, 07/31/28(a)	EUR	300	284,299
1.75%, 03/08/30(a)	EUR	200	189,412
2.00%, 08/25/32(a)	EUR	600	550,456
Erste Group Bank AG
0.00%, 09/11/29(a)	EUR	200	172,240
0.25%, 01/27/31(a)	EUR	500	398,847
0.50%, 01/12/37(a)	EUR	200	137,524
0.63%, 04/17/26(a)	EUR	200	196,758
0.63%, 01/18/27(a)	EUR	300	289,733
0.88%, 05/13/27(a)	EUR	400	378,779
1.00%, 06/10/30 (Call 06/10/25)(a)(b)	EUR	200	194,541
2.50%, 09/19/30(a)	EUR	300	295,963
HYPO NOE Landesbank fuer Niederoesterreich und Wien AG
0.00%, 06/18/27	EUR	500	465,913
1.38%, 04/14/25(a)	EUR	500	505,197
1.63%, 05/11/29	EUR	300	286,705
Hypo Vorarlberg Bank AG
0.00%, 10/12/29(a)	EUR	200	171,266
0.63%, 07/17/26(a)	EUR	300	292,883
Mondi Finance PLC, 1.63%, 04/27/26 (Call 01/27/26)(a)	EUR	300	299,224
OeBB-Infrastruktur AG
1.00%, 11/18/24(a)	EUR	750	770,791
3.00%, 10/24/33	EUR	325	330,724
3.38%, 05/18/32(a)	EUR	650	685,459
Oesterreichische Kontrollbank AG, 0.25%, 09/26/24(a)	EUR	200	204,887
OMV AG
1.88%, 12/04/28(a)	EUR	456	440,207
2.00%, 04/09/28(a)	EUR	583	575,896
2.88%, (Call 06/01/29)(a)(b)(c)	EUR	100	87,446
Raiffeisen Bank International AG
0.05%, 09/01/27(a)	EUR	400	351,082
1.50%, 05/24/28(a)	EUR	200	195,924
1.50%, 03/12/30 (Call 03/12/25)(a)(b)	EUR	300	283,135
2.88%, 09/28/26(a)	EUR	300	309,145
5.75%, 01/27/28(a)	EUR	400	432,536
Raiffeisen Landesbank Vorarlberg mit Revisionsverband eGen, 0.38%, 11/13/34	EUR	200	148,201
Raiffeisenlandesbank
Niederoesterreich-Wien AG
0.38%, 09/13/24(a)	EUR	300	307,741
0.50%, 01/22/35(a)	EUR	200	147,169
0.63%, 08/28/26	EUR	100	97,375
2.38%, 08/31/32(a)	EUR	300	285,245
3.25%, 01/11/30(a)	EUR	500	517,119
Raiffeisen-Landesbank Steiermark AG, 1.38%, 05/11/33(a)	EUR	100	85,610

Security	Par (000)		Value

Austria (continued)
Telekom Finanzmanagement GmbH, 1.50%, 12/07/26 (Call 09/07/26)(a)	EUR	300	$299,017
UniCredit Bank Austria AG
0.25%, 06/21/30(a)	EUR	100	85,215
0.63%, 03/20/29(a)	EUR	200	181,532
0.75%, 02/25/25(a)	EUR	300	304,468
1.50%, 05/24/28(a)	EUR	300	290,197
2.38%, 09/20/27(a)	EUR	200	202,806
UNIQA Insurance Group AG, 6.00%, 07/27/46 (Call 07/27/26), (3-mo. EURIBOR + 5.817%)(a)(b)	EUR	100	106,413
Verbund AG, 1.50%, 11/20/24(a)	EUR	200	206,533
Vienna Insurance Group AG Wiener
Versicherung Gruppe
1.00%, 03/26/36 (Call 12/26/35)(a)	EUR	100	75,166
4.88%, 06/15/42 (Call 06/15/32), (3-mo. EURIBOR + 3.950%)(a)(b)	EUR	100	97,567
Volksbank Wien AG, 0.13%, 11/19/29	EUR	200	171,732

			14,193,062

Belgium — 0.3%
Ageas SA/NV, 1.88%, 11/24/51 (Call 05/24/31), (3-mo. EURIBOR + 3.100%)(a)(b)	EUR	200	153,851
Aliaxis Finance SA, 0.88%, 11/08/28 (Call 08/08/28)(a)	EUR	200	169,302
Anheuser-Busch InBev Finance Inc., Series MPLE, 4.32%, 05/15/47 (Call 11/15/46)	CAD	100	59,326
Anheuser-Busch InBev SA/NV
1.15%, 01/22/27 (Call 10/22/26)(a)	EUR	800	781,045
1.50%, 04/18/30(a)	EUR	568	524,089
2.13%, 12/02/27 (Call 09/02/27)(a)	EUR	600	597,214
2.25%, 05/24/29(a)	GBP	100	105,973
2.70%, 03/31/26(a)	EUR	100	103,155
2.75%, 03/17/36(a)	EUR	670	610,180
2.85%, 05/25/37(a)	GBP	100	91,927
2.88%, 04/02/32 (Call 01/02/32)(a)	EUR	500	490,073
3.70%, 04/02/40 (Call 10/02/39)(a)	EUR	450	427,031
Argenta Spaarbank Covered, 0.75%, 03/03/29(a)	EUR	400	364,417
Argenta Spaarbank NV, 1.00%, 01/29/27(a)	EUR	200	187,738
Belfius Bank SA
0.00%, 08/28/26(a)	EUR	500	473,296
0.13%, 09/14/26(a)	EUR	200	192,132
0.38%, 02/13/26(a)	EUR	200	194,457
1.00%, 06/12/28(a)	EUR	300	282,665
4.13%, 09/12/29	EUR	500	525,504
BNP Paribas Fortis SA, 0.63%, 10/04/25(a)	EUR	100	99,804
Crelan SA, 6.00%, 02/28/30(a)(b)	EUR	200	210,580
Elia Group SA/NV, 1.50%, 09/05/28 (Call 06/05/28)(a)	EUR	200	187,429
Elia Transmission Belgium SA
0.88%, 04/28/30 (Call 01/28/30)(a)	EUR	200	173,468
3.00%, 04/07/29(a)	EUR	200	201,184
Euroclear Bank SA, 0.13%, 07/07/25(a)	EUR	200	198,911
Euroclear Investments SA, 1.50%, 04/11/30(a)	EUR	200	183,533
Flemish Community (The), 0.38%, 10/13/26(a)	EUR	100	96,864
FLUVIUS System Operator CVBA
1.75%, 12/04/26(a)	EUR	300	290,742
2.88%, 05/07/29(a)	EUR	500	499,770
Groupe Bruxelles Lambert SA, 1.88%, 06/19/25 (Call 03/19/25)(a)	EUR	300	307,143

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Belgium (continued)
ING Belgium SA
0.00%, 02/20/30(a)	EUR	500	$424,310
0.75%, 09/28/26(a)	EUR	400	390,871
KBC Bank NV
0.00%, 12/03/25(a)	EUR	200	196,569
3.13%, 02/22/27(a)	EUR	300	313,184
KBC Group NV
0.13%, 01/14/29 (Call 01/14/28), (3-mo. EURIBOR + 0.600%)(a)(b)	EUR	200	177,544
0.38%, 06/16/27 (Call 06/16/26), (3-mo. EURIBOR + 0.720%)(a)(b)	EUR	500	480,549
0.63%, 12/07/31 (Call 09/07/26)(a)(b)	EUR	400	367,479
0.75%, 01/21/28 (Call 01/21/27), (3-mo. EURIBOR + 0.700%)(a)(b)	EUR	400	376,723
0.75%, 01/24/30(a)	EUR	300	256,395
4.38%, 12/06/31(a)	EUR	300	311,762
Proximus SADP, 4.00%, 03/08/30 (Call 12/08/29)(a)	EUR	400	423,376
Solvay SA, 2.75%, 12/02/27 (Call 09/02/27)(a)	EUR	200	202,733
VGP NV, 2.25%, 01/17/30 (Call 10/17/29)(a)	EUR	400	316,856

			13,021,154

Bermuda — 0.0%
Athora Holding Ltd., 6.63%, 06/16/28(a)	EUR	200	209,125
PartnerRe Ireland Finance DAC, 1.25%, 09/15/26(a)	EUR	300	291,811

			500,936

Canada — 1.3%
407 International Inc.
1.80%, 05/22/25 (Call 04/22/25)(d)	CAD	400	273,249
2.43%, 05/04/27 (Call 02/04/27)	CAD	200	132,597
2.84%, 03/07/50 (Call 09/07/49)	CAD	400	186,222
3.65%, 09/08/44 (Call 03/08/44)(a)	CAD	100	56,137
3.67%, 03/08/49 (Call 09/08/48)	CAD	200	109,923
3.83%, 05/11/46 (Call 11/11/45)	CAD	200	114,579
3.98%, 09/11/52 (Call 06/11/52)	CAD	25	14,367
4.86%, 07/31/53 (Call 01/31/53)	CAD	300	200,249
Aeroports de Montreal
3.03%, 04/21/50 (Call 10/21/49)	CAD	150	73,486
Series I, 5.47%, 04/16/40	CAD	150	108,610
AIMCo Realty Investors LP, Series 4, 2.71%, 06/01/29 (Call 03/01/29)	CAD	200	124,192
Alberta Powerline LP, 4.07%, 12/01/53	CAD	197	114,319
Alectra Inc.
1.75%, 02/11/31 (Call 11/11/30)	CAD	200	113,846
5.23%, 11/14/52 (Call 05/14/52)	CAD	50	35,417
Series A, 2.49%, 05/17/27 (Call 02/17/27)	CAD	150	98,825
Algonquin Power Co., 4.60%, 01/29/29 (Call 10/29/28)	CAD	100	68,122
Alimentation Couche-Tard Inc., 3.06%, 07/26/24 (Call 05/26/24)	CAD	150	106,238
Allied Properties Real Estate Investment Trust
3.10%, 02/06/32 (Call 11/06/31)	CAD	300	158,155
3.13%, 05/15/28 (Call 03/15/28)	CAD	200	121,830
AltaGas Ltd.
2.16%, 06/10/25 (Call 05/10/25)	CAD	200	136,204
2.17%, 03/16/27 (Call 01/16/27)	CAD	400	256,632
3.98%, 10/04/27 (Call 07/04/27)	CAD	150	101,239
AltaLink LP
3.67%, 11/06/23	CAD	200	144,172
3.72%, 12/03/46 (Call 06/03/46)	CAD	50	28,214

Security	Par (000)		Value

Canada (continued)
3.99%, 06/30/42	CAD	200	$120,111
4.09%, 06/30/45 (Call 12/30/44)(a)	CAD	100	60,161
4.92%, 09/17/43	CAD	200	135,466
Bank of Montreal
0.05%, 06/08/29(a)	EUR	400	346,333
0.13%, 01/26/27(a)	EUR	400	377,303
0.25%, 01/10/24(a)	EUR	100	105,085
1.55%, 05/28/26 (Call 04/28/26)	CAD	150	98,071
1.76%, 03/10/26 (Call 02/10/26)	CAD	300	198,718
1.93%, 07/22/31 (Call 07/22/26)(b)	CAD	300	193,305
2.08%, 06/17/30 (Call 06/17/25)(b)	CAD	200	135,045
2.28%, 07/29/24	CAD	200	140,753
2.70%, 09/11/24	CAD	200	140,919
2.70%, 12/09/26	CAD	50	33,467
2.75%, 10/13/26(a)	EUR	300	309,124
3.19%, 03/01/28	CAD	500	331,543
3.65%, 04/01/27 (Call 03/01/27)	CAD	500	338,123
5.04%, 05/29/28 (Call 04/29/28)	CAD	1,000	701,462
6.53%, 10/27/32 (Call 10/27/27)(b)	CAD	200	145,461
Bank of Nova Scotia (The)
0.00%, 01/14/27(a)	EUR	300	282,673
0.00%, 12/15/27(a)	EUR	300	274,019
0.00%, 09/14/29(a)	EUR	300	256,028
0.25%, 01/11/24(a)	EUR	150	157,597
0.45%, 03/16/26(a)	EUR	700	685,459
0.50%, 04/30/24(a)	EUR	351	364,886
1.40%, 11/01/27	CAD	200	123,253
1.85%, 11/02/26	CAD	800	517,876
1.95%, 01/10/25	CAD	300	207,131
2.16%, 02/03/25	CAD	200	138,108
2.88%, 05/03/27(a)	GBP	300	331,670
2.95%, 03/08/27	CAD	300	198,568
3.10%, 02/02/28	CAD	400	264,736
3.25%, 01/18/28(a)	EUR	400	415,961
3.93%, 05/03/32 (Call 05/03/27)(b)	CAD	400	266,813
5.68%, 08/02/33 (Call 08/02/28)(b)	CAD	700	490,245
BCI QuadReal Realty
1.07%, 02/04/26 (Call 01/04/26)	CAD	100	65,271
1.75%, 07/24/30 (Call 04/24/30)	CAD	200	112,851
bcIMC Realty Corp., 3.00%, 03/31/27 (Call 12/31/26)	CAD	100	66,361
Bell Telephone Co. of Canada or Bell Canada,
5.15%, 11/14/28 (Call 10/14/28)(a)	CAD	400	283,560
Bell Telephone Co. of Canada or Bell
Canada (The)
1.65%, 08/16/27 (Call 06/16/27)	CAD	200	125,735
2.50%, 05/14/30 (Call 02/14/30)	CAD	200	118,999
2.70%, 02/27/24 (Call 12/27/23)	CAD	200	142,842
2.75%, 01/29/25 (Call 12/29/24)	CAD	300	208,828
2.90%, 09/10/29 (Call 06/10/29)	CAD	200	124,887
3.00%, 03/17/31 (Call 12/17/30)	CAD	100	59,985
3.35%, 03/12/25 (Call 01/12/25)	CAD	50	34,963
3.50%, 09/30/50 (Call 03/30/50)	CAD	300	142,701
3.55%, 03/02/26 (Call 12/02/25)	CAD	100	68,995
3.60%, 09/29/27 (Call 06/29/27)	CAD	200	134,467
3.80%, 08/21/28 (Call 05/21/28)	CAD	100	66,817
4.05%, 03/17/51 (Call 09/17/50)	CAD	200	105,289
4.35%, 12/18/45 (Call 06/18/45)(a)	CAD	200	113,445
5.15%, 02/09/53 (Call 08/09/52)	CAD	200	125,825
5.85%, 11/10/32 (Call 08/10/32)	CAD	200	142,979

82	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Canada (continued)
British Columbia Ferry Services Inc., Series 19-1, 2.79%, 10/15/49 (Call 04/15/49)	CAD	100	$46,756
Brookfield Asset Management Inc., 4.82%, 01/28/26 (Call 10/28/25)	CAD	200	141,459
Brookfield Finance II Inc., 5.43%, 12/14/32 (Call 09/14/32)(a)	CAD	200	134,541
Brookfield Infrastructure Finance ULC
3.41%, 10/09/29 (Call 07/09/29)	CAD	200	126,188
4.19%, 09/11/28 (Call 06/11/28)	CAD	100	66,998
5.44%, 04/25/34 (Call 01/25/34)	CAD	400	268,636
Brookfield Renewable Partners ULC
3.33%, 08/13/50 (Call 02/13/50)	CAD	200	92,411
3.75%, 06/02/25 (Call 03/02/25)	CAD	200	139,744
4.25%, 01/15/29 (Call 10/15/28)	CAD	200	134,969
Bruce Power LP
3.97%, 06/23/26 (Call 03/23/26)	CAD	200	138,960
4.01%, 06/21/29 (Call 03/21/29)	CAD	100	66,986
4.13%, 06/21/33 (Call 03/21/33)	CAD	100	63,169
4.70%, 12/21/27 (Call 11/21/27)	CAD	200	140,049
4.75%, 06/21/49 (Call 12/21/48)(a)	CAD	100	62,056
Calgary Airport Authority (The)
3.55%, 10/07/53 (Call 04/07/53)	CAD	200	105,506
Series A, 3.20%, Series A, 10/07/36 (Call 07/07/36)	CAD	500	282,525
Canadian Imperial Bank of Commerce
0.00%, 04/30/29(a)	EUR	400	347,052
0.04%, 07/09/27(a)	EUR	200	185,272
0.38%, 05/03/24(a)	EUR	300	311,524
0.38%, 03/10/26(a)	EUR	400	391,192
1.96%, 04/21/31 (Call 04/21/26)(b)	CAD	200	130,148
2.00%, 04/17/25	CAD	200	136,701
2.01%, 07/21/30 (Call 07/21/25)(a)(b)	CAD	300	201,720
2.25%, 01/07/27	CAD	300	195,194
2.35%, 08/28/24	CAD	700	491,690
3.30%, 05/26/25	CAD	200	139,635
4.20%, 04/07/32 (Call 04/07/27)(b)	CAD	300	202,095
4.95%, 06/29/27 (Call 05/29/27)	CAD	400	281,098
5.05%, 10/07/27 (Call 09/07/27)	CAD	500	352,009
5.33%, 01/20/33 (Call 01/20/28)(b)	CAD	500	347,185
Canadian National Railway Co.
3.05%, 02/08/50 (Call 08/08/49)	CAD	200	96,234
3.20%, 07/31/28 (Call 04/30/28)	CAD	500	332,138
4.70%, 05/10/53 (Call 11/10/52)	CAD	400	257,458
Canadian Natural Resources Ltd.
2.50%, 01/17/28 (Call 11/17/27)	CAD	200	128,170
3.42%, 12/01/26 (Call 09/01/26)	CAD	100	68,004
Canadian Pacific Railway Co.
2.54%, 02/28/28 (Call 12/28/27)	CAD	400	257,769
3.05%, 03/09/50 (Call 09/09/49)	CAD	100	47,476
3.15%, 03/13/29 (Call 12/13/28)	CAD	100	64,899
Canadian Tire Corp. Ltd., 5.37%, 09/16/30 (Call 07/16/30)	CAD	300	212,580
Canadian Western Bank
2.60%, 09/06/24 (Call 08/06/24)	CAD	400	280,720
5.94%, 12/22/32 (Call 12/22/27)(b)	CAD	200	137,236
Capital Power Corp., 4.42%, 02/08/30 (Call 11/08/29)	CAD	100	66,185
Cenovus Energy Inc., 3.60%, 03/10/27 (Call 12/10/26)	CAD	200	136,459
Central 1 Credit Union, 1.32%, 01/29/26	CAD	200	129,801

Security	Par (000)		Value

Canada (continued)
Choice Properties Real Estate Investment Trust
3.53%, 06/11/29 (Call 03/11/29)	CAD	400	$255,336
6.00%, 06/24/32 (Call 03/24/32)	CAD	200	141,442
Series J, 3.55%, 01/10/25 (Call 11/10/24)	CAD	300	210,454
CPPIB Capital Inc., 1.50%, 03/04/33(a)	EUR	500	436,294
CU Inc.
2.96%, 09/07/49 (Call 03/07/49)	CAD	200	96,253
3.17%, 09/05/51 (Call 03/05/51)	CAD	200	98,937
3.55%, 11/22/47 (Call 05/22/47)	CAD	200	107,753
3.96%, 07/27/45 (Call 01/27/45)	CAD	25	14,623
4.09%, 09/02/44 (Call 03/02/44)	CAD	300	179,631
4.54%, 10/24/41	CAD	200	128,839
4.72%, 09/09/43 (Call 03/09/43)	CAD	100	65,753
5.09%, 09/20/53 (Call 03/20/53)	CAD	300	207,868
5.18%, 11/21/35	CAD	100	69,935
Dollarama Inc., 5.17%, 04/26/30 (Call 02/26/30)	CAD	200	140,616
Dream Industrial Real Estate Investment Trust, Series E, 3.97%, Series E, 04/13/26 (Call 03/13/26)	CAD	400	274,793
Enbridge Gas Inc.
2.90%, 04/01/30 (Call 01/01/30)	CAD	400	251,172
3.20%, 09/15/51 (Call 03/15/51)	CAD	500	242,241
3.51%, 11/29/47 (Call 05/29/47)	CAD	200	105,523
4.00%, 08/22/44 (Call 02/22/44)(a)	CAD	50	29,045
4.20%, 06/02/44 (Call 12/02/43)	CAD	200	119,800
4.88%, 06/21/41 (Call 12/21/40)	CAD	150	99,676
Enbridge Inc.
2.99%, 10/03/29 (Call 07/03/29)	CAD	400	249,013
3.95%, 11/19/24 (Call 08/19/24)	CAD	400	283,240
4.10%, 09/21/51 (Call 03/21/51)	CAD	300	153,311
4.24%, 08/27/42	CAD	100	55,339
5.76%, 05/26/53 (Call 11/26/52)	CAD	200	133,371
6.51%, 11/09/52 (Call 05/09/52)	CAD	200	147,389
Enbridge Pipelines Inc.
3.45%, 09/29/25 (Call 06/29/25)	CAD	150	103,926
3.52%, 02/22/29 (Call 11/22/28)	CAD	200	130,717
4.20%, 05/12/51 (Call 11/12/50)	CAD	100	52,967
4.33%, 02/22/49 (Call 08/22/48)	CAD	300	164,370
4.55%, 09/29/45 (Call 03/29/45)	CAD	200	115,166
5.33%, 04/06/40	CAD	50	32,643
Energir LP
3.04%, 02/09/32 (Call 11/09/31)	CAD	200	121,891
4.67%, 09/27/32 (Call 06/27/32)	CAD	100	68,289
EPCOR Utilities Inc.
3.11%, 07/08/49 (Call 01/08/49)	CAD	100	49,423
3.29%, 06/28/51 (Call 12/28/50)	CAD	200	101,079
3.55%, 11/27/47 (Call 05/27/47)	CAD	100	54,286
Fairfax Financial Holdings Ltd.
2.75%, 03/29/28 (Call 12/29/27)(a)	EUR	400	389,761
3.95%, 03/03/31 (Call 12/03/30)	CAD	100	60,918
4.23%, 06/14/29 (Call 03/14/29)	CAD	100	65,632
4.25%, 12/06/27 (Call 09/06/27)	CAD	200	135,068
Federation des Caisses Desjardins du Quebec
0.00%, 04/08/26(a)	EUR	100	96,755
0.05%, 11/26/27(a)	EUR	200	183,126
0.25%, 02/08/27(a)	EUR	200	189,512
1.59%, 09/10/26	CAD	200	129,492
1.99%, 05/28/31 (Call 05/28/26)(b)	CAD	150	97,260
2.42%, 10/04/24	CAD	300	210,145
2.86%, 05/26/30 (Call 05/26/25)(b)	CAD	200	136,885
4.41%, 05/19/27	CAD	200	138,360

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Canada (continued)
5.04%, 08/23/32 (Call 08/23/27)(b)	CAD	100	$68,897
Finning International Inc., 2.63%, 08/14/26 (Call 06/14/26)	CAD	200	133,469
First Capital REIT Trust
Series R, 4.79%, 08/30/24	CAD	200	142,177
Series V, 3.46%, 01/22/27 (Call 11/22/26)	CAD	100	65,185
FortisAlberta Inc.
2.63%, 06/08/51 (Call 12/08/50)	CAD	200	87,589
3.73%, 09/18/48 (Call 03/18/48)	CAD	100	55,713
4.86%, 05/26/53 (Call 11/26/52)	CAD	200	133,236
FortisBC Energy Inc.
2.82%, 08/09/49 (Call 02/09/49)	CAD	100	46,354
3.67%, 04/09/46 (Call 10/08/45)	CAD	200	111,060
Gibson Energy Inc., 5.75%, 07/12/33
(Call 04/12/33)	CAD	300	208,161
Granite REIT Holdings LP
2.19%, 08/30/28 (Call 06/30/28)	CAD	200	121,146
Series 3, 3.87%, 11/30/23 (Call 11/15/23)	CAD	50	35,996
Greater Toronto Airports Authority
2.75%, 10/17/39 (Call 04/17/39)	CAD	200	104,100
3.26%, 06/01/37 (Call 12/01/36)	CAD	350	201,396
Great-West Lifeco Inc.
2.98%, 07/08/50 (Call 01/08/50)	CAD	200	94,462
3.34%, 02/28/28 (Call 11/28/27)	CAD	200	133,043
H&R Real Estate Investment Trust
2.91%, 06/02/26 (Call 05/02/26)	CAD	200	131,696
4.07%, 06/16/25 (Call 05/16/25)	CAD	100	69,312
Honda Canada Finance Inc., 1.65%, 02/25/28	CAD	200	122,938
HSBC Bank Canada
0.00%, 09/14/26(a)	EUR	400	381,965
3.40%, 03/24/25	CAD	500	349,721
Hydro One Inc.
2.77%, 02/24/26 (Call 11/24/25)	CAD	150	102,603
2.97%, 06/26/25 (Call 04/26/25)	CAD	150	104,260
3.64%, 04/05/50 (Call 10/05/49)	CAD	300	164,544
3.72%, 11/18/47 (Call 05/18/47)	CAD	350	196,183
3.91%, 02/23/46 (Call 08/23/45)	CAD	200	115,941
4.16%, 01/27/33 (Call 10/27/32)	CAD	200	132,097
4.59%, 10/09/43 (Call 04/09/43)	CAD	200	129,470
4.91%, 01/27/28 (Call 12/27/27)	CAD	100	71,570
6.03%, 03/03/39	CAD	300	229,256
6.93%, 06/01/32	CAD	130	102,544
Hydro One Ltd., 1.41%, 10/15/27 (Call 08/15/27)	CAD	600	376,720
Hyundai Capital Canada Inc., 5.57%, 03/08/28 (Call 02/08/28)	CAD	200	141,433
iA Financial Corp. Inc., 2.40%, 02/21/30 (Call 02/21/25)(b)	CAD	200	137,345
IGM Financial Inc.
4.12%, 12/09/47 (Call 06/09/47)	CAD	200	113,034
5.43%, 05/26/53 (Call 11/26/52)	CAD	200	137,204
Intact Financial Corp.
2.18%, 05/18/28 (Call 03/18/28)	CAD	100	62,730
2.85%, 06/07/27 (Call 03/07/27)(a)	CAD	200	132,133
2.95%, 12/16/50 (Call 06/16/50)	CAD	100	46,413
3.77%, 05/20/53 (Call 11/20/52)	CAD	100	53,849
Inter Pipeline Ltd.
3.17%, 03/24/25 (Call 12/24/24)	CAD	200	138,702
3.48%, 12/16/26 (Call 09/16/26)	CAD	100	67,041
Inter Pipeline Ltd./AB
5.09%, 11/27/51 (Call 05/27/51)	CAD	150	84,692
5.85%, 05/18/32 (Call 02/18/32)	CAD	200	136,201

Security	Par (000)		Value

Canada (continued)
Series 12, 3.98%, Series 12, 11/25/31 (Call 08/25/31)	CAD	200	$120,535
Keyera Corp., 3.93%, 06/21/28 (Call 03/21/28)	CAD	200	133,205
Liberty Utilities Canada LP, 3.32%, 02/14/50 (Call 08/14/49)	CAD	100	48,029
Loblaw Companies Ltd.
2.28%, 05/07/30 (Call 02/07/30)	CAD	200	119,474
4.49%, 12/11/28 (Call 09/11/28)	CAD	150	104,031
Loblaw Cos., Ltd., 5.34%, 09/13/52 (Call 03/13/52)	CAD	100	67,423
Lower Mattagami Energy LP
2.43%, 05/14/31 (Call 02/14/31)	CAD	300	178,928
3.42%, 06/20/24	CAD	300	213,573
Manulife Bank of Canada
1.54%, 09/14/26	CAD	300	193,867
2.86%, 02/16/27	CAD	200	132,832
Manulife Financial Corp.
2.82%, 05/13/35 (Call 05/13/30)(b)	CAD	200	118,268
5.41%, 03/10/33 (Call 03/10/28)(b)	CAD	200	140,489
Metro Inc./CN
3.39%, 12/06/27 (Call 09/06/27)	CAD	150	100,759
3.41%, 02/28/50 (Call 08/28/49)	CAD	200	98,411
4.27%, 12/04/47 (Call 06/04/47)	CAD	100	57,961
National Bank of Canada
0.00%, 09/29/26(a)	EUR	600	572,179
1.53%, 06/15/26	CAD	100	65,185
1.57%, 08/18/26 (Call 08/18/25)(b)	CAD	200	133,972
2.55%, 07/12/24	CAD	300	211,724
5.43%, 08/16/32 (Call 08/16/27)(b)	CAD	400	279,306
NAV Canada
2.06%, 05/29/30 (Call 02/28/30)	CAD	200	120,242
3.21%, 09/29/50 (Call 03/29/50)	CAD	100	51,378
Nissan Canada Inc., 2.10%, 09/22/25	CAD	200	132,837
North West Redwater Partnership/NWR
Financing Co. Ltd.
2.80%, 06/01/31 (Call 03/01/31)(a)	CAD	400	238,955
3.75%, 06/01/51 (Call 12/01/50)(a)	CAD	200	106,014
4.05%, 07/22/44 (Call 01/24/44)(a)	CAD	150	86,788
Series G, 4.75%, 06/01/37 (Call 12/01/36)(a)	CAD	50	32,644
Series J, 2.80%, 06/01/27 (Call 03/01/27)	CAD	200	132,195
Series K, 3.65%, 06/01/35 (Call 12/01/34)	CAD	200	119,051
Nouvelle Autoroute 30 Financement Inc.,
Series C, 3.75%, 03/31/33	CAD	139	89,744
Nova Scotia Power Inc.
3.31%, 04/25/50 (Call 10/25/49)	CAD	150	70,888
4.50%, 07/20/43 (Call 01/20/43)(a)	CAD	100	60,229
4.95%, 11/15/32 (Call 08/15/32)	CAD	150	100,890
OMERS Realty Corp.
3.63%, 06/05/30 (Call 03/05/30)	CAD	200	127,859
4.54%, 04/09/29 (Call 02/09/29)	CAD	100	68,421
Ontario Power Generation Inc.
2.98%, 09/13/29 (Call 06/13/29)	CAD	300	191,849
3.22%, 04/08/30 (Call 01/08/30)	CAD	300	191,684
3.65%, 09/13/50 (Call 03/13/50)	CAD	100	53,094
4.25%, 01/18/49 (Call 07/18/48)	CAD	100	59,656
Pembina Pipeline Corp.
3.31%, 02/01/30 (Call 11/01/29)	CAD	200	124,867
3.62%, 04/03/29 (Call 01/03/29)(a)	CAD	250	161,804
4.02%, 03/27/28 (Call 12/27/27)(a)	CAD	200	134,341
4.49%, 12/10/51 (Call 06/10/51)	CAD	100	53,770
4.67%, 05/28/50 (Call 11/28/49)	CAD	200	111,495

84	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Canada (continued)
4.75%, 04/30/43 (Call 10/30/42)	CAD	100	$58,132
4.81%, 03/25/44 (Call 09/25/43)(a)	CAD	25	14,634
Series 11, 4.75%, 03/26/48 (Call 09/26/47)	CAD	150	85,239
Power Corp. of Canada, 4.46%, 07/27/48 (Call 01/27/48)	CAD	100	60,017
Primaris Real Estate Investment Trust, 4.73%, 03/30/27 (Call 02/28/27)	CAD	200	135,289
Reliance LP
2.67%, 08/01/28 (Call 06/01/28)	CAD	100	61,884
3.75%, 03/15/26 (Call 01/15/26)	CAD	200	137,065
RioCan Real Estate Investment Trust
2.58%, 02/12/25 (Call 01/12/25)	CAD	400	275,204
4.63%, 05/01/29 (Call 03/01/29)	CAD	200	132,035
Rogers Communications Inc.
2.90%, 12/09/30 (Call 09/09/30)	CAD	200	117,867
3.25%, 05/01/29 (Call 02/01/29)	CAD	300	189,721
3.75%, 04/15/29 (Call 02/15/29)	CAD	200	129,945
4.25%, 04/15/32 (Call 01/15/32)	CAD	200	125,804
4.25%, 12/09/49 (Call 06/29/49)	CAD	100	52,554
4.40%, 11/02/28 (Call 08/02/28)	CAD	350	237,060
5.25%, 04/15/52 (Call 10/15/51)	CAD	200	122,398
5.80%, 09/21/30 (Call 07/21/30)	CAD	500	354,418
6.11%, 08/25/40 (Call 02/25/40)	CAD	25	17,243
6.56%, 03/22/41 (Call 09/22/40)	CAD	200	144,463
6.75%, 11/09/39	CAD	150	110,494
Royal Bank of Canada
0.00%, 01/21/27(a)	EUR	500	470,969
0.00%, 10/05/28(a)	EUR	300	265,673
0.05%, 06/19/26(a)	EUR	200	192,663
0.13%, 03/25/25(a)	EUR	200	201,090
0.13%, 04/26/27(a)	EUR	500	468,526
0.63%, 09/10/25(a)	EUR	200	200,066
1.13%, 12/15/25(a)	GBP	400	442,714
1.67%, 01/28/33 (Call 01/28/28)(b)	CAD	200	120,456
1.75%, 06/08/29(a)	EUR	200	190,658
1.83%, 07/31/28	CAD	200	122,457
1.94%, 05/01/25	CAD	150	102,426
2.09%, 06/30/30 (Call 06/30/25)(b)	CAD	200	135,033
2.14%, 11/03/31 (Call 11/03/26)(b)	CAD	300	192,216
2.33%, 12/05/23	CAD	150	107,881
2.33%, 01/28/27	CAD	200	130,442
2.35%, 07/02/24	CAD	50	35,282
2.38%, 09/13/27(a)	EUR	392	395,679
2.61%, 11/01/24	CAD	600	420,010
2.88%, 12/23/29 (Call 12/23/24)(a)(b)	CAD	100	69,528
2.94%, 05/03/32 (Call 05/03/27)(b)	CAD	300	194,089
3.37%, 09/29/25	CAD	500	345,617
4.13%, 07/05/28(a)	EUR	300	315,752
4.61%, 07/26/27	CAD	500	348,049
4.63%, 05/01/28	CAD	300	207,320
5.01%, 02/01/33 (Call 02/01/28)(b)	CAD	400	275,027
5.23%, 06/24/30	CAD	200	140,035
5.34%, 06/23/26	CAD	500	357,834
Sagen MI Canada Inc., 3.26%, 03/05/31 (Call 12/05/30)	CAD	200	112,731
Saputo Inc.
1.42%, 06/19/26 (Call 05/19/26)	CAD	200	129,682
2.24%, 06/16/27 (Call 04/16/27)	CAD	200	128,919
2.30%, 06/22/28 (Call 04/22/28)	CAD	200	124,929
2.83%, 11/21/23	CAD	100	71,998

Security	Par (000)		Value

Canada (continued)
Sienna Senior Living Inc., Series A, 3.11%, 11/04/24 (Call 10/04/24)	CAD	200	$139,128
SmartCentres Real Estate Investment Trust, 3.53%, 12/20/29 (Call 09/20/29)	CAD	200	122,680
Stantec Inc., 2.05%, 10/08/27 (Call 08/08/27)	CAD	200	125,832
Sun Life Financial Inc.
2.80%, 11/21/33 (Call 11/21/28)(b)	CAD	300	186,134
3.15%, 11/18/36 (Call 11/18/31)(b)	CAD	300	174,273
5.40%, 05/29/42 (Call 05/29/37)(b)	CAD	100	66,929
Suncor Energy Inc.
3.95%, 03/04/51 (Call 09/04/50)	CAD	100	51,945
5.00%, 04/09/30 (Call 01/09/30)	CAD	188	129,576
TELUS Corp.
3.15%, 02/19/30 (Call 11/19/29)	CAD	100	62,154
3.30%, 05/02/29 (Call 02/02/29)	CAD	300	191,856
3.35%, 04/01/24 (Call 01/02/24)	CAD	200	142,843
3.75%, 01/17/25 (Call 10/17/24)	CAD	200	141,042
3.75%, 03/10/26 (Call 12/10/25)	CAD	150	103,911
3.95%, 02/16/50 (Call 08/16/49)	CAD	300	151,433
4.10%, 04/05/51 (Call 10/05/50)	CAD	200	103,131
4.75%, 01/17/45 (Call 07/17/44)	CAD	100	58,631
4.85%, 04/05/44 (Call 10/05/43)	CAD	100	59,653
4.95%, 03/28/33 (Call 12/28/32)	CAD	200	132,474
5.15%, 11/26/43 (Call 05/26/43)	CAD	100	62,343
5.25%, 11/15/32 (Call 08/15/32)	CAD	200	136,041
5.75%, 09/08/33 (Call 06/08/33)	CAD	300	210,164
5.95%, 09/08/53 (Call 03/08/53)	CAD	200	137,669
Teranet Holdings LP
3.72%, 02/23/29 (Call 12/23/28)	CAD	100	63,747
6.10%, 06/17/41	CAD	100	67,082
Thomson Reuters Corp., 2.24%, 05/14/25 (Call 04/14/25)	CAD	200	137,070
Toronto Hydro Corp.
2.43%, 12/11/29 (Call 09/11/29)	CAD	200	124,625
2.47%, 10/20/31 (Call 07/20/31)	CAD	300	177,662
2.52%, 08/25/26 (Call 05/25/26)	CAD	200	134,280
3.55%, 07/28/45 (Call 01/28/45)	CAD	200	111,300
Toronto-Dominion Bank (The)
0.63%, 06/06/25(a)	EUR	200	201,283
1.13%, 12/09/25	CAD	600	395,856
1.71%, 07/28/25(a)	EUR	600	612,977
1.89%, 03/08/28	CAD	200	124,493
1.90%, 09/11/28	CAD	400	245,222
1.94%, 03/13/25	CAD	50	34,305
1.95%, 04/08/30(a)	EUR	516	469,301
2.26%, 01/07/27	CAD	500	325,892
2.50%, 12/02/24	CAD	300	209,232
2.67%, 09/09/25	CAD	400	273,269
3.06%, 01/26/32 (Call 01/26/27)(a)(b)	CAD	200	131,132
3.11%, 04/22/30 (Call 04/22/25)(a)(b)	CAD	500	344,833
3.25%, 04/27/26(a)	EUR	400	418,112
3.63%, 12/13/29(a)	EUR	200	202,531
3.88%, 03/13/26(a)	EUR	700	742,718
4.21%, 06/01/27	CAD	400	274,971
4.34%, 01/27/26	CAD	200	140,230
4.48%, 01/18/28	CAD	300	206,832
4.86%, 03/04/31 (Call 03/04/26)(b)	CAD	200	140,425
5.38%, 10/21/27	CAD	300	214,192
5.49%, 09/08/28	CAD	800	572,258
Series 28, 0.10%, 07/19/27(a)	EUR	600	556,830

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Canada (continued)
Toyota Credit Canada Inc.
1.18%, 02/23/26	CAD	200	$131,116
2.31%, 10/23/24(a)	CAD	200	139,856
4.33%, 01/24/28(a)	CAD	200	137,909
TransCanada PipeLines Ltd.
2.97%, 06/09/31 (Call 03/09/31)	CAD	300	175,847
3.00%, 09/18/29 (Call 06/18/29)(a)	CAD	400	249,371
3.30%, 07/17/25 (Call 04/17/25)(a)	CAD	300	207,960
3.39%, 03/15/28 (Call 12/15/27)	CAD	150	98,651
3.80%, 04/05/27 (Call 02/05/27)	CAD	400	271,604
4.18%, 07/03/48 (Call 01/03/48)(a)	CAD	200	104,614
4.33%, 09/16/47 (Call 03/16/47)	CAD	300	161,029
4.34%, 10/15/49 (Call 04/15/49)(a)	CAD	200	106,668
4.35%, 06/06/46 (Call 12/06/45)	CAD	250	136,036
5.33%, 05/12/32 (Call 02/12/32)	CAD	200	136,610
Vancouver Airport Authority
1.76%, 09/20/30 (Call 06/20/30)	CAD	200	116,708
2.80%, 09/21/50 (Call 03/21/50)	CAD	150	70,319
Westcoast Energy Inc.
3.77%, 12/08/25 (Call 09/08/25)	CAD	100	69,434
4.79%, 10/28/41	CAD	200	121,169
WSP Global Inc., 2.41%, 04/19/28 (Call 02/19/28)	CAD	200	126,141

			63,036,200

China — 0.1%
Bank of China Ltd., 4.00%, 10/19/26(a)	EUR	300	316,525
Bright Food Singapore Holdings Pte Ltd., 1.75%, 07/22/25(a)	EUR	600	590,934
CGNPC International Ltd., 2.00%, 09/11/25(a)	EUR	200	201,602
Industrial & Commercial Bank of China Ltd.,
4.13%, 10/25/26(a)	EUR	200	210,530
Prosus NV
1.54%, 08/03/28 (Call 05/03/28)(a)	EUR	600	510,266
1.99%, 07/13/33 (Call 04/13/33)(a)	EUR	300	206,962
State Grid Overseas Investment 2016 Ltd., 1.38%, 05/02/25(a)	EUR	605	611,742

			2,648,561

Czech Republic — 0.0%
Ceska Sporitelna, 0.50%, 09/13/28, (3-mo. EURIBOR + 0.780%)(a)(b)	EUR	500	437,307
CEZ AS
0.88%, 12/02/26 (Call 09/02/26)(a)	EUR	500	474,487
3.00%, 06/05/28(a)	EUR	375	373,018
4.88%, 04/16/25(a)	EUR	201	213,998
CPI Property Group SA
1.63%, 04/23/27 (Call 01/23/27)(a)	EUR	300	234,244
1.75%, 01/14/30 (Call 10/14/29)(a)	EUR	300	186,141
2.75%, 01/22/28 (Call 10/22/27)(a)	GBP	100	86,387
EP Infrastructure AS, 2.05%, 10/09/28 (Call 07/09/28)(a)	EUR	100	85,362

			2,090,944

Denmark — 0.3%
AP Moller - Maersk A/S, 1.75%, 03/16/26 (Call 12/16/25)(a)	EUR	400	401,411
Carlsberg Breweries AS, 0.88%, 07/01/29 (Call 04/01/29)(a)	EUR	304	271,855
Danfoss Finance II BV, 0.75%, 04/28/31 (Call 01/28/31)(a)	EUR	300	245,007
Danmarks Skibskredit AS, 0.13%, 03/20/25(a)	EUR	300	300,180

Security	Par (000)		Value

Denmark (continued)
Danske Bank A/S
0.50%, 08/27/25 (Call 08/27/24)(a)(b)	EUR	550	$563,427
0.75%, 11/22/27(a)	EUR	200	189,642
1.38%, 02/12/30 (Call 02/12/25)(a)(b)	EUR	400	400,519
Danske Bank AS, 4.13%, 01/10/31 (Call 01/10/30)(a)(b)	EUR	450	468,367
DSV Finance BV Co., 1.38%, 03/16/30 (Call 12/16/29)(a)	EUR	300	272,969
DSV Panalpina Finance BV
0.75%, 07/05/33 (Call 04/05/33)(a)	EUR	100	77,663
0.88%, 09/17/36 (Call 06/17/36)(a)	EUR	100	69,716
ISS Global AS
1.50%, 08/31/27 (Call 05/31/27)(a)	EUR	200	189,238
2.13%, 12/02/24 (Call 09/02/24)(a)	EUR	400	412,507
Jyske Bank AS, 5.50%, 11/16/27 (Call 11/16/26)(a)	EUR	200	216,643
Jyske Realkredit A/S
0.38%, 04/01/25(a)	EUR	300	302,271
0.50%, 10/01/26(a)	EUR	300	290,850
Nordea Kredit Realkreditaktieselskab
1.00%, 04/01/26	DKK	4,000	535,236
1.00%, 10/01/26	DKK	10,500	1,389,185
1.00%, 04/01/27	DKK	1,600	209,258
Nykredit Realkredit AS
0.38%, 01/17/28(a)	EUR	300	267,297
0.63%, 01/17/25(a)	EUR	200	202,348
0.75%, 01/20/27	EUR	400	375,111
1.00%, 01/01/28(a)	DKK	3,000	385,320
1.38%, 07/12/27(a)	EUR	300	287,478
2.00%, 01/01/26(a)	DKK	2,000	274,810
Series 13H, 1.00%, 07/01/26(a)	DKK	5,000	665,300
Series 13H, 1.00%, 01/01/27	DKK	10,000	1,315,654
Orsted AS
1.50%, 11/26/29 (Call 08/26/29)(a)	EUR	580	528,062
2.13%, 05/17/27 (Call 02/17/27)(a)	GBP	250	270,091
2.88%, 06/14/33 (Call 03/14/33)(a)	EUR	600	558,076
5.13%, 09/13/34 (Call 06/13/34)(a)	GBP	500	547,963
5.75%, 04/09/40(a)	GBP	300	336,510
TDC Net AS, 6.50%, 06/01/31 (Call 03/01/31)(a)	EUR	200	208,737
Vestas Wind Systems Finance BV, 2.00%, 06/15/34 (Call 03/15/34)(a)	EUR	300	253,351

			13,282,052

Estonia — 0.0%
Luminor Bank AS, 0.00%, 03/11/25	EUR	100	100,194

Finland — 0.3%
Danske Mortgage Bank PLC
0.00%, 11/24/26(a)	EUR	200	190,453
0.00%, 01/14/28(a)	EUR	200	182,382
2.13%, 09/16/25(a)	EUR	200	205,745
3.13%, 01/12/27(a)	EUR	300	313,322
Fortum OYJ
1.63%, 02/27/26 (Call 11/27/25)(a)	EUR	600	598,020
4.50%, 05/26/33 (Call 02/26/33)(a)	EUR	300	311,065
Kojamo OYJ, 2.00%, 03/31/26 (Call 12/31/25)(a)	EUR	200	192,427
Kuntarahoitus OYJ
0.00%, 03/02/31(a)	EUR	900	746,989
0.05%, 09/10/35(a)	EUR	250	175,276
0.63%, 11/26/26(a)	EUR	300	293,465
0.75%, 09/07/27(a)	EUR	150	144,631
1.25%, 02/23/33(a)	EUR	200	175,010

86	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Finland (continued)
3.00%, 09/25/28(a)	EUR	200	$209,165
Neste Oyj, 3.88%, 03/16/29 (Call 12/16/28)(a)	EUR	200	209,760
Nokia Oyj, 3.13%, 05/15/28 (Call 02/15/28)(a)	EUR	500	493,064
Nordea Bank Abp
0.38%, 05/28/26(a)	EUR	540	524,306
0.50%, 05/14/27(a)	EUR	200	189,034
0.50%, 11/02/28(a)	EUR	500	441,406
1.13%, 09/27/27(a)	EUR	200	192,498
1.63%, 12/09/32 (Call 09/09/27)(a)(b)	GBP	200	196,694
2.88%, 08/24/32(a)	EUR	200	190,027
Nordea Kiinnitysluottopankki OYJ
0.13%, 06/18/27(a)	EUR	350	328,108
0.63%, 05/23/25(a)	EUR	200	201,783
0.63%, 03/17/27(a)	EUR	700	673,646
1.00%, 03/30/29(a)	EUR	1,100	1,020,302
1.38%, 02/28/33(a)	EUR	100	86,820
3.00%, 02/20/30(a)	EUR	400	409,651
Series FI43, 1.00%, 11/05/24(a)	EUR	150	154,247
OP Corporate Bank PLC
0.50%, 08/12/25(a)	EUR	835	831,239
0.63%, 07/27/27(a)	EUR	500	462,328
4.00%, 06/13/28(a)	EUR	400	421,566
OP Mortgage Bank
0.00%, 11/19/30(a)	EUR	500	411,703
0.25%, 03/13/24(a)	EUR	100	104,395
0.63%, 09/01/25(a)	EUR	490	490,924
0.63%, 02/15/29(a)	EUR	700	636,875
Sampo OYJ
2.25%, 09/27/30 (Call 06/27/30)(a)	EUR	100	98,826
2.50%, 09/03/52 (Call 06/03/32), (3-mo. EURIBOR + 3.600%)(a)(b)	EUR	100	81,012
3.38%, 05/23/49 (Call 05/23/29), (3-mo. EURIBOR + 4.050%)(a)(b)	EUR	110	103,520
SATO OYJ, 1.38%, 02/24/28 (Call 11/24/27)(a)	EUR	100	82,729
SP-Kiinnitysluottopankki OYJ, 3.13%, 11/01/27	EUR	200	208,081
Stora Enso OYJ, 2.50%, 03/21/28 (Call 12/21/27)(a)	EUR	200	195,938
Teollisuuden Voima OYJ, 2.63%, 03/31/27 (Call 12/31/26)(a)	EUR	294	290,488
UPM-Kymmene OYJ, 2.25%, 05/23/29 (Call 02/23/29)(a)	EUR	300	288,206

			13,757,126

France — 3.0%
Aeroports de Paris
2.13%, 10/11/38 (Call 07/11/38)(a)	EUR	200	160,038
2.75%, 06/05/28(a)	EUR	500	508,374
2.75%, 04/02/30 (Call 01/02/30)(a)	EUR	700	684,162
Air Liquide Finance SA
0.63%, 06/20/30 (Call 03/20/30)(a)	EUR	300	261,475
1.88%, 06/05/24(a)	EUR	200	208,833
2.88%, 09/16/32 (Call 06/16/32)(a)	EUR	200	195,418
Airbus Finance BV, 0.88%, 05/13/26 (Call 02/13/26)(a)	EUR	200	197,628
Airbus SE
1.38%, 05/13/31 (Call 02/13/31)(a)	EUR	200	176,640
1.63%, 06/09/30 (Call 03/09/30)(a)	EUR	500	456,925
2.00%, 04/07/28 (Call 01/07/28)(a)	EUR	400	393,738
2.38%, 04/07/32 (Call 01/07/32)(a)	EUR	380	355,363
2.38%, 06/09/40 (Call 03/09/40)(a)	EUR	100	77,751
ALD SA, 1.25%, 03/02/26(a)	EUR	400	394,343
Alstom SA, 0.00%, 01/11/29 (Call 10/11/28)(a)	EUR	300	244,104

Security	Par (000)		Value

France (continued)
Altarea SCA, 1.88%, 01/17/28 (Call 10/17/27)(a)	EUR	100	$85,696
APRR SA
1.25%, 01/06/27 (Call 10/06/26)(a)	EUR	400	392,687
1.25%, 01/14/27 (Call 10/14/26)(a)	EUR	100	97,875
1.63%, 01/13/32 (Call 10/13/31)(a)	EUR	300	267,690
1.88%, 01/15/25 (Call 10/15/24)(a)	EUR	500	515,765
Arkea Home Loans SFH SA
0.00%, 10/04/30(a)	EUR	200	165,873
0.75%, 10/05/27(a)	EUR	200	190,502
3.00%, 03/30/27(a)	EUR	300	312,006
3.25%, 08/01/33(a)	EUR	200	202,898
Arkea Public Sector SCF SA, 0.13%, 01/15/30(a)	EUR	400	343,495
Arkema SA
0.75%, 12/03/29 (Call 09/03/29)(a)	EUR	300	263,365
1.50%, 04/20/27 (Call 01/20/27)(a)	EUR	200	196,188
1.50%, (Call 10/21/25)(a)(b)(c)	EUR	300	282,503
Arval Service Lease SA
0.88%, 02/17/25 (Call 11/17/24)(a)	EUR	500	505,180
4.13%, 04/13/26 (Call 01/13/26)(a)	EUR	300	315,197
Autoroutes du Sud de la France SA
1.13%, 04/20/26 (Call 01/20/26)(a)	EUR	500	497,609
1.38%, 06/27/28 (Call 03/27/28)(a)	EUR	300	287,942
1.38%, 02/21/31 (Call 11/21/30)(a)	EUR	600	536,217
2.75%, 09/02/32 (Call 06/02/32)(a)	EUR	400	380,093
AXA Bank Europe SCF
0.50%, 04/18/25(a)	EUR	400	403,342
1.38%, 04/18/33(a)	EUR	300	259,214
AXA Home Loan SFH SA, 0.00%, 10/16/29(a)	EUR	300	257,942
AXA SA
1.38%, 10/07/41 (Call 04/07/31), (3-mo. EURIBOR + 2.400%)(a)(b)	EUR	200	160,637
3.25%, 05/28/49 (Call 05/28/29), (3-mo. EURIBOR + 3.200%)(a)(b)	EUR	550	524,386
3.94%, (Call 11/07/24)(a)(b)(c)	EUR	268	278,440
4.25%, 03/10/43 (Call 09/10/32), (3-mo. EURIBOR + 3.600%)(a)(b)	EUR	300	286,611
5.45%, (Call 03/04/26)(a)(b)(c)	GBP	200	234,647
5.50%, 07/11/43 (Call 01/11/33), (3-mo. EURIBOR + 3.600%)(a)(b)	EUR	300	311,578
6.69%, (Call 07/06/26), (1-day SONIA + 2.869%)(b)(c)	GBP	50	59,964
Banque Fed Cred Mutuel, 2.63%, 11/06/29(a)	EUR	500	473,582
Banque Federative du Credit Mutuel SA
0.00%, 03/07/25(a)	EUR	700	700,426
0.00%, 05/11/26(a)	EUR	500	478,926
0.10%, 10/08/27(a)	EUR	400	364,279
0.25%, 06/29/28(a)	EUR	600	534,801
0.63%, 11/03/28(a)	EUR	500	437,831
0.63%, 02/21/31(a)	EUR	700	559,416
0.75%, 06/08/26(a)	EUR	500	485,823
0.75%, 01/17/30(a)	EUR	500	420,472
1.25%, 01/14/25(a)	EUR	400	408,606
1.25%, 12/05/25(a)	GBP	500	554,103
1.63%, 01/19/26(a)	EUR	100	100,537
1.63%, 11/15/27(a)	EUR	200	187,811
1.75%, 03/15/29(a)	EUR	300	275,609
1.88%, 11/04/26(a)	EUR	100	98,017
1.88%, 06/18/29(a)	EUR	300	268,349
2.25%, 12/18/23(a)	GBP	100	120,964
2.38%, 03/24/26(a)	EUR	500	504,637
3.63%, 09/14/32(a)	EUR	500	498,655

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

France (continued)
4.38%, 05/02/30(a)	EUR	200	$207,989
BNP Paribas Cardif SA, 4.03%, (Call 11/25/25), (3-mo. EURIBOR + 3.930%)(a)(b)(c)	EUR	400	407,919
BNP Paribas Home Loan SFH SA
0.38%, 07/22/24(a)	EUR	200	206,221
3.00%, 01/31/30(a)	EUR	900	923,713
BNP Paribas SA
0.50%, 02/19/28 (Call 02/19/27), (3-mo. EURIBOR + 0.730%)(a)(b)	EUR	800	742,607
0.50%, 01/19/30 (Call 01/19/29), (3-mo. EURIBOR + 0.830%)(a)(b)	EUR	600	514,349
0.63%, 12/03/32(a)	EUR	400	300,700
0.88%, 08/31/33 (Call 08/31/28)(a)(b)	EUR	300	254,752
1.13%, 11/22/23(a)	EUR	200	211,268
1.13%, 04/17/29 (Call 04/17/28), (3-mo. EURIBOR + 1.350%)(a)(b)	EUR	700	637,084
1.13%, 01/15/32 (Call 01/15/27)(a)(b)	EUR	400	367,621
1.25%, 07/13/31(a)	GBP	200	170,883
1.38%, 05/28/29(a)	EUR	600	537,996
1.50%, 11/17/25(a)	EUR	500	504,007
1.88%, 12/14/27(a)	GBP	300	310,330
2.00%, 09/13/36(a)	GBP	200	154,301
2.13%, 01/23/27 (Call 01/23/26), (3-mo. EURIBOR + 1.800%)(a)(b)	EUR	800	803,288
2.54%, 07/13/29 (Call 07/13/28)(b)	CAD	200	121,691
2.75%, 01/27/26(a)	EUR	200	205,597
2.88%, 10/01/26(a)	EUR	480	486,597
3.38%, 01/23/26(a)	GBP	500	574,241
3.63%, 09/01/29(a)	EUR	200	201,567
4.13%, 09/26/32, (3-mo. EURIBOR + 0.950%)(a)(b)	EUR	600	626,073
4.13%, 05/24/33(a)	EUR	300	310,402
Bouygues SA
1.38%, 06/07/27 (Call 03/07/27)(a)	EUR	100	97,264
2.25%, 06/29/29 (Call 03/29/29)(a)	EUR	300	290,657
3.25%, 06/30/37 (Call 03/30/37)(a)	EUR	400	367,020
4.63%, 06/07/32 (Call 03/07/32)(a)	EUR	300	327,466
BPCE SA
0.25%, 01/15/26(a)	EUR	700	680,475
0.25%, 01/14/31(a)	EUR	500	397,828
0.50%, 02/24/27(a)	EUR	800	749,384
0.63%, 09/26/24(a)	EUR	300	307,891
0.63%, 04/28/25(a)	EUR	700	703,762
1.00%, 01/14/32(a)	EUR	500	402,074
1.63%, 03/02/29 (Call 03/02/28), (3-mo. EURIBOR + 1.100%)(a)(b)	EUR	400	373,565
1.75%, 02/02/34 (Call 02/02/29)(a)(b)	EUR	400	344,900
3.00%, 07/19/24(a)	EUR	200	209,962
4.50%, 01/13/33(a)	EUR	400	411,076
4.63%, 03/02/30 (Call 03/02/29), (3-mo. EURIBOR + 1.600%)(a)(b)	EUR	200	211,108
5.13%, 01/25/35 (Call 01/25/30)(a)(b)	EUR	200	203,214
5.25%, 04/16/29(a)	GBP	400	445,179
BPCE SFH SA
0.00%, 11/10/27(a)	EUR	200	183,971
0.00%, 03/23/28(a)	EUR	100	90,784
0.00%, 05/27/30(a)	EUR	300	251,383
0.00%, 03/18/31(a)	EUR	300	243,955
0.13%, 12/03/30(a)	EUR	500	414,969
0.38%, 03/18/41(a)	EUR	200	117,166
0.50%, 01/23/35(a)	EUR	300	221,998

Security	Par (000)		Value

France (continued)
0.63%, 09/22/27(a)	EUR	200	$189,716
0.63%, 05/29/31(a)	EUR	400	339,618
0.75%, 09/02/25(a)	EUR	500	501,766
0.75%, 02/23/29(a)	EUR	600	549,264
0.88%, 04/13/28(a)	EUR	300	282,534
1.00%, 06/08/29(a)	EUR	200	184,252
1.13%, 04/12/30(a)	EUR	200	181,863
1.75%, 06/27/24(a)	EUR	200	208,645
3.00%, 10/17/29(a)	EUR	200	204,961
3.13%, 01/24/28(a)	EUR	700	728,344
3.25%, 04/12/28(a)	EUR	300	313,096
3.38%, 06/27/33(a)	EUR	300	307,757
Caisse de Refinancement de l’Habitat SA
0.00%, 02/07/28(a)	EUR	400	365,495
0.00%, 10/08/29(a)	EUR	500	430,204
0.13%, 04/30/27(a)	EUR	300	282,494
3.13%, 02/23/33(a)	EUR	200	201,534
3.38%, 06/28/32(a)	EUR	400	412,359
Caisse Nationale de Reassurance Mutuelle Agricole Groupama
3.38%, 09/24/28(a)	EUR	200	198,299
6.00%, 01/23/27	EUR	400	442,195
Capgemini SE
0.63%, 06/23/25 (Call 03/23/25)(a)	EUR	300	301,306
1.13%, 06/23/30 (Call 03/23/30)(a)	EUR	200	177,838
2.00%, 04/15/29 (Call 01/15/29)(a)	EUR	400	387,374
2.38%, 04/15/32 (Call 01/15/32)(a)	EUR	200	187,223
Carmila SA, 1.63%, 04/01/29 (Call 01/01/29)(a)	EUR	100	85,027
Carrefour SA
1.00%, 05/17/27 (Call 02/17/27)(a)	EUR	100	95,414
1.25%, 06/03/25 (Call 03/03/25)(a)	EUR	400	405,187
1.75%, 05/04/26 (Call 02/04/26)(a)	EUR	100	100,533
2.38%, 10/30/29 (Call 07/30/29)(a)	EUR	500	477,967
Cie de Financement Foncier SA, 3.63%, 01/16/29(a)	EUR	400	424,645
Cie. de Financement Foncier SA
0.00%, 04/16/29(a)	EUR	500	436,795
0.00%, 09/25/30(a)	EUR	400	331,570
0.00%, 10/29/35(a)	EUR	200	134,743
0.23%, 09/14/26(a)	EUR	400	385,277
0.38%, 12/11/24(a)	EUR	300	305,485
0.75%, 05/29/26(a)	EUR	600	591,550
0.75%, 01/11/28(a)	EUR	200	188,770
0.88%, 09/11/28(a)	EUR	400	373,148
1.25%, 11/15/32(a)	EUR	400	344,168
2.38%, 03/15/30(a)	EUR	200	197,141
3.38%, 09/16/31(a)	EUR	600	622,454
4.00%, 10/24/25(a)	EUR	400	426,000
Cie. de Saint-Gobain
0.63%, 03/15/24(a)	EUR	200	208,971
1.88%, 03/15/31(a)	EUR	400	366,526
2.13%, 06/10/28 (Call 03/10/28)(a)	EUR	500	488,272
4.63%, 10/09/29(a)	GBP	200	229,506
Cie. Generale des Etablissements Michelin SCA
1.75%, 05/28/27 (Call 02/28/27)(a)	EUR	100	98,637
1.75%, 09/03/30 (Call 06/03/30)(a)	EUR	400	372,481
2.50%, 09/03/38 (Call 06/03/38)(a)	EUR	200	173,857
CNP Assurances
2.50%, 06/30/51 (Call 12/30/30), (3-mo. EURIBOR + 3.650%)(a)(b)	EUR	700	590,343
2.75%, 02/05/29	EUR	500	478,688

88	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

France (continued)
4.00%, (Call 11/18/24)(a)(b)(c)	EUR	100	$103,992
Coentreprise de Transport d’Electricite SA
0.88%, 09/29/24 (Call 06/29/24)(a)	EUR	400	410,131
1.50%, 07/29/28 (Call 04/29/28)(a)	EUR	600	565,996
Covivio, 1.50%, 06/21/27 (Call 03/21/27)(a)	EUR	300	290,222
Covivio SA, 1.63%, 06/23/30 (Call 03/23/30)(a)	EUR	200	173,755
Cred Mutuel Home Loan, 0.00%, 05/06/31(a)	EUR	500	404,666
Credit Agricole Assurances SA
2.00%, 07/17/30(a)	EUR	300	256,444
4.25%, (Call 01/13/25)(a)(b)(c)	EUR	300	311,531
4.75%, 09/27/48 (Call 09/27/28)(a)(b)	EUR	200	202,066
Credit Agricole Home Loan SFH SA
0.00%, 04/12/28(a)	EUR	500	453,799
0.00%, 11/03/31(a)	EUR	300	237,658
0.05%, 12/06/29(a)	EUR	200	171,190
0.38%, 09/30/24(a)	EUR	300	307,584
0.38%, 02/01/33(a)	EUR	200	156,741
0.50%, 04/03/25(a)	EUR	400	404,281
0.75%, 05/05/27(a)	EUR	100	96,253
0.88%, 08/31/27(a)	EUR	400	383,534
0.88%, 05/06/34	EUR	200	158,643
1.00%, 01/16/29	EUR	400	372,577
1.38%, 02/03/32(a)	EUR	200	177,156
1.50%, 02/03/37(a)	EUR	400	318,437
1.50%, 09/28/38(a)	EUR	100	76,928
1.63%, 05/31/30	EUR	200	187,090
2.13%, 01/07/30(a)	EUR	300	291,890
3.13%, 10/18/30(a)	EUR	200	204,832
3.25%, 09/28/32(a)	EUR	300	306,687
3.25%, 06/08/33(a)	EUR	200	203,012
Credit Agricole Public Sector SCF SA
0.00%, 09/13/28	EUR	200	178,949
0.63%, 03/29/29	EUR	200	181,748
Credit Agricole SA
0.63%, 01/12/28 (Call 01/12/27), (3-mo. EURIBOR + 0.600%)(a)(b)	EUR	600	564,923
0.88%, 01/14/32(a)	EUR	100	80,661
1.00%, 09/18/25(a)	EUR	600	603,366
1.00%, 04/22/26 (Call 04/22/25)(a)(b)	EUR	700	704,709
1.00%, 07/03/29(a)	EUR	300	269,298
1.13%, 02/24/29(a)	EUR	400	366,855
1.13%, 07/12/32(a)	EUR	300	244,024
2.00%, 03/25/29(a)	EUR	400	366,189
2.50%, 04/22/34(a)	EUR	300	266,172
2.63%, 03/17/27(a)	EUR	200	198,591
3.88%, 04/20/31(a)	EUR	400	412,394
4.00%, 01/18/33(a)	EUR	400	412,336
4.13%, 03/07/30(a)	EUR	500	526,466
6.38%, 06/14/31(a)(b)	GBP	300	364,086
Series 2, 0.84%, 06/09/27(a)	JPY	100,000	642,296
Credit Agricole SA/London, 1.38%, 05/03/27(a)	EUR	700	679,965
Credit Mutuel Arkea SA
0.75%, 01/18/30(a)	EUR	400	342,085
1.13%, 05/23/29(a)	EUR	200	179,320
1.25%, 06/11/29 (Call 06/11/28), (3-mo. EURIBOR + 1.500%)(a)(b)	EUR	200	183,831
1.38%, 01/17/25(a)	EUR	200	204,738
3.38%, 09/19/27(a)	EUR	400	410,077
3.38%, 03/11/31(a)	EUR	100	94,962
4.25%, 12/01/32(a)	EUR	200	206,379

Security	Par (000)		Value

France (continued)
Credit Mutuel Home Loan SFH SA
0.00%, 07/20/28(a)	EUR	400	$359,802
0.13%, 01/28/30(a)	EUR	400	342,427
0.63%, 03/04/27(a)	EUR	400	385,369
0.75%, 09/15/27(a)	EUR	400	381,312
1.00%, 04/30/28(a)	EUR	300	284,466
1.00%, 01/30/29(a)	EUR	400	372,658
2.75%, 12/08/27(a)	EUR	400	410,463
Danone SA
0.00%, 12/01/25 (Call 11/01/25)(a)	EUR	500	490,222
0.71%, 11/03/24 (Call 08/03/24)(a)	EUR	400	409,555
1.25%, 05/30/24 (Call 02/29/24)(a)	EUR	300	312,596
3.47%, 05/22/31 (Call 02/22/31)(a)	EUR	600	616,993
Dassault Systemes SE
0.00%, 09/16/24 (Call 06/16/24)(a)	EUR	300	306,316
0.13%, 09/16/26 (Call 06/16/26)(a)	EUR	300	286,689
Dexia Credit Local SA
0.00%, 01/21/28(a)	EUR	300	276,110
0.63%, 01/17/26(a)	EUR	600	596,377
1.25%, 11/26/24(a)	EUR	700	721,063
2.13%, 02/12/25(a)	GBP	500	583,172
3.13%, 06/01/28(a)	EUR	700	733,853
Edenred, 1.38%, 03/10/25 (Call 12/10/24)(a)	EUR	600	613,374
Electricite de France SA
2.00%, 12/09/49 (Call 06/09/49)(a)	EUR	300	167,123
4.00%, 11/12/25(a)	EUR	600	637,769
4.38%, 10/12/29 (Call 07/12/29)(a)	EUR	300	319,214
4.50%, 11/12/40(a)	EUR	350	356,493
4.63%, 04/26/30(a)	EUR	450	484,715
4.75%, 10/12/34 (Call 07/12/34)(a)	EUR	600	629,426
5.13%, 09/22/50(a)	GBP	300	281,385
5.50%, 01/25/35 (Call 10/25/34)(a)	GBP	300	328,538
5.50%, 03/27/37(a)	GBP	200	213,595
5.50%, 10/17/41(a)	GBP	300	309,177
5.63%, 01/25/53 (Call 07/25/52)(a)	GBP	200	200,272
5.88%, 07/18/31	GBP	474	558,294
6.13%, 06/02/34(a)	GBP	300	348,459
ELO SACA
2.38%, 04/25/25 (Call 01/25/25)(a)	EUR	600	612,590
6.00%, 03/22/29(a)	EUR	400	417,675
Engie SA
0.88%, 09/19/25 (Call 06/19/25)(a)	EUR	700	700,700
1.25%, 10/24/41 (Call 07/24/41)(a)	EUR	200	121,149
1.38%, 06/22/28 (Call 03/22/28)(a)	EUR	400	377,999
1.38%, 02/28/29 (Call 11/28/28)(a)	EUR	400	371,964
1.38%, 06/21/39 (Call 03/21/39)(a)	EUR	200	133,068
1.50%, 03/13/35 (Call 12/13/34)(a)	EUR	300	232,909
1.50%, (Call 05/30/28)(a)(b)(c)	EUR	300	261,198
1.63%, 04/08/25 (Call 04/08/25)(a)(b)	EUR	500	496,318
3.50%, 09/27/29 (Call 06/27/29)(a)	EUR	400	410,675
3.63%, 01/11/30 (Call 10/11/29)(a)	EUR	200	206,074
3.88%, 01/06/31(a)	EUR	200	206,659
4.25%, 09/06/34(a)	EUR	300	310,529
4.25%, 01/11/43 (Call 10/11/42)(a)	EUR	100	97,293
4.50%, 09/06/42(a)	EUR	200	200,499
5.00%, 10/01/60(a)	GBP	200	196,838
5.63%, 04/03/53 (Call 01/03/53)(a)	GBP	200	218,454
5.95%, 03/16/2111(a)	EUR	50	57,362
7.00%, 10/30/28	GBP	200	256,553
EssilorLuxottica SA
0.38%, 01/05/26 (Call 10/01/25)(a)	EUR	300	294,863

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

France (continued)
0.38%, 11/27/27 (Call 08/27/27)(a)	EUR	500	$463,911
0.75%, 11/27/31 (Call 08/27/31)(a)	EUR	400	337,404
2.38%, 04/09/24 (Call 01/09/24)(a)	EUR	100	105,089
Gecina SA
0.88%, 06/30/36 (Call 03/30/36)(a)	EUR	100	68,028
1.00%, 01/30/29 (Call 10/30/28)(a)	EUR	100	91,296
1.38%, 06/30/27 (Call 03/31/27)(a)	EUR	100	96,911
1.38%, 01/26/28 (Call 10/26/27)(a)	EUR	300	284,707
1.63%, 05/29/34 (Call 02/28/34)(a)	EUR	100	83,149
GELF Bond Issuer I SA, 1.13%, 07/18/29 (Call 04/18/29)(a)	EUR	200	167,860
Groupe des Assurances du Credit Mutuel SADIR, 1.85%, 04/21/42 (Call 10/21/31), (3-mo. EURIBOR + 2.650%)(a)(b)	EUR	400	307,443
Holding d’Infrastructures de Transport SASU, 1.63%, 09/18/29 (Call 06/18/29)(a)	EUR	500	447,522
HSBC SFH France SA
0.50%, 04/17/25(a)	EUR	200	201,685
0.75%, 03/22/27(a)	EUR	200	192,989
2.50%, 06/28/28(a)	EUR	300	302,593
ICADE
1.00%, 01/19/30 (Call 10/19/29)(a)	EUR	300	249,817
1.13%, 11/17/25 (Call 08/17/25)(a)	EUR	300	297,057
Icade Sante SAS, 0.88%, 11/04/29 (Call 08/04/29)(a)	EUR	300	240,417
Ile-de-France Mobilites
0.20%, 11/16/35(a)	EUR	200	137,521
0.68%, 11/24/36(a)	EUR	200	140,768
Ile-De-France Mobilites, 1.00%, 05/25/34(a)	EUR	200	160,944
Imerys SA, 1.50%, 01/15/27 (Call 10/15/26)(a)	EUR	200	194,211
Indigo Group SAS, 1.63%, 04/19/28 (Call 01/19/28)(a)	EUR	200	188,078
In’li SA, 1.13%, 07/02/29 (Call 04/02/29)(a)	EUR	100	88,010
JCDecaux SA
1.63%, 02/07/30 (Call 11/07/29)(a)	EUR	200	172,024
2.00%, 10/24/24 (Call 07/24/24)(a)	EUR	100	103,403
Kering SA
0.75%, 05/13/28 (Call 02/13/28)(a)	EUR	200	186,192
1.25%, 05/05/25 (Call 04/05/25)(a)	EUR	300	305,504
3.38%, 02/27/33 (Call 11/27/32)(a)	EUR	100	100,504
3.63%, 09/05/31(a)	EUR	300	310,100
3.88%, 09/05/35(a)	EUR	300	305,056
Klepierre SA
0.63%, 07/01/30 (Call 04/01/30)(a)	EUR	500	408,850
0.88%, 02/17/31 (Call 11/17/30)(a)	EUR	200	161,868
La Banque Postale Home Loan SFH SA
0.00%, 10/22/29(a)	EUR	300	257,541
0.63%, 06/23/27(a)	EUR	250	239,067
1.00%, 10/04/28(a)	EUR	200	188,054
1.63%, 05/12/30(a)	EUR	500	470,924
3.13%, 02/19/29(a)	EUR	400	414,228
La Banque Postale SA
0.75%, 06/23/31(a)	EUR	200	161,948
2.00%, 07/13/28(a)	EUR	600	575,407
5.50%, 03/05/34 (Call 12/05/28)(a)(b)	EUR	300	309,491
5.63%, 09/21/28 (Call 09/21/27)(a)(b)	GBP	100	118,097
La Mondiale SAM
0.75%, 04/20/26 (Call 01/20/26)(a)	EUR	300	289,779
2.13%, 06/23/31 (Call 03/23/31)(a)	EUR	200	166,512

Security	Par (000)		Value

France (continued)
La Poste SA
0.38%, 09/17/27(a)	EUR	600	$557,860
1.00%, 09/17/34(a)	EUR	500	383,089
1.13%, 06/04/25(a)	EUR	200	202,296
1.38%, 04/21/32(a)	EUR	700	599,089
Legrand SA
0.63%, 06/24/28 (Call 03/24/28)(a)	EUR	300	276,280
1.00%, 03/06/26 (Call 12/06/25)(a)	EUR	200	198,481
L’Oreal SA, 0.88%, 06/29/26 (Call 03/29/26)(a)	EUR	300	296,186
LVMH Moet Hennessy Louis Vuitton SE
0.13%, 02/11/28 (Call 11/11/27)(a)	EUR	500	458,599
1.13%, 02/11/27 (Call 11/11/26)(a)	GBP	300	323,081
3.50%, 09/07/33(a)	EUR	600	612,774
MMB SCF SACA, 0.00%, 09/20/31(a)	EUR	400	317,927
MMS USA Holdings Inc.
0.63%, 06/13/25 (Call 03/13/25)(a)	EUR	400	401,074
1.75%, 06/13/31 (Call 03/13/31)(a)	EUR	300	269,508
Mutuelle Assurance Des Commercants et Industriels de France et Des Cadres et Sal, 2.13%, 06/21/52 (Call 03/21/32), (3-mo. EURIBOR + 3.449%)(a)(b)	EUR	200	146,514
Nerval SAS Co., 2.88%, 04/14/32 (Call 01/15/32)(a)	EUR	200	175,012
Orange SA
0.88%, 02/03/27 (Call 11/03/26)(a)	EUR	600	580,791
1.38%, 03/20/28 (Call 12/20/27)(a)	EUR	700	670,722
1.38%, 09/04/49 (Call 03/04/49)(a)	EUR	300	188,658
1.50%, 09/09/27 (Call 06/09/27)(a)	EUR	200	195,315
1.75%, (Call 07/15/28)(a)(b)(c)	EUR	300	265,054
2.38%, 05/18/32 (Call 02/18/32)(a)	EUR	400	376,983
2.38%, (Call 01/15/25)(a)(b)(c)	EUR	300	303,146
3.13%, 01/09/24(a)	EUR	100	105,624
3.25%, 01/15/32 (Call 10/15/31)(a)	GBP	300	307,327
5.00%, (Call 10/01/26)(a)(b)(c)	EUR	400	421,124
5.38%, (Call 01/18/30)(a)(b)(c)	EUR	300	309,098
5.38%, 11/22/50(a)	GBP	150	165,577
5.63%, 01/23/34	GBP	241	287,894
8.13%, 11/20/28(a)	GBP	200	270,725
8.13%, 01/28/33	EUR	445	623,232
Orano SA, 2.75%, 03/08/28 (Call 12/08/27)(a)	EUR	300	295,094
Pernod Ricard SA
0.50%, 10/24/27 (Call 07/24/27)(a)	EUR	300	281,765
1.38%, 04/07/29 (Call 01/07/29)(a)	EUR	300	278,624
1.75%, 04/08/30 (Call 01/08/30)(a)	EUR	300	278,562
PSA Banque France SA, 0.63%, 06/21/24 (Call 03/21/24)(a)	EUR	400	414,158
RCI Banque SA
1.13%, 01/15/27 (Call 10/15/26)(a)	EUR	550	526,345
1.63%, 04/11/25 (Call 01/11/25)(a)	EUR	345	350,606
1.75%, 04/10/26 (Call 01/10/26)(a)	EUR	587	581,499
4.88%, 10/02/29(a)	EUR	200	208,911
Regie Autonome des Transports Parisiens, 0.88%, 05/25/27(a)	EUR	400	387,358
RTE Reseau de Transport, 0.75%, 01/12/34 (Call 10/12/33)(a)	EUR	700	542,238
RTE Reseau de Transport d’Electricite SADIR
0.00%, 09/09/27 (Call 06/09/27)(a)	EUR	600	550,863
1.13%, 09/09/49 (Call 06/09/49)(a)	EUR	400	224,383
1.63%, 11/27/25 (Call 08/27/25)(a)	EUR	400	404,972
2.13%, 09/27/38 (Call 06/27/38)(a)	EUR	200	160,836
SCOR SE, 3.00%, 06/08/46 (Call 06/08/26)(a)(b)	EUR	200	200,016

90	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

France (continued)
SNCF Reseau
0.75%, 05/25/36(a)	EUR	400	$289,172
0.88%, 01/22/29(a)	EUR	300	278,556
1.00%, 11/09/31(a)	EUR	400	347,077
1.13%, 05/19/27(a)	EUR	400	391,128
1.13%, 05/25/30(a)	EUR	700	637,778
1.88%, 03/30/34(a)	EUR	300	264,582
2.25%, 12/20/47(a)	EUR	400	291,251
4.25%, 10/07/26(a)	EUR	500	540,436
4.83%, 03/25/60	GBP	160	169,799
5.25%, 12/07/28(a)	GBP	150	184,343
Societe Generale SA
0.13%, 02/24/26(a)	EUR	600	580,948
0.50%, 06/12/29 (Call 06/12/28), (3-mo. EURIBOR + 0.950%)(a)(b)	EUR	700	610,682
0.63%, 12/02/27 (Call 12/02/26), (3-mo. EURIBOR + 0.800%)(a)(b)	EUR	300	281,015
0.75%, 01/25/27(a)	EUR	700	657,478
0.88%, 07/01/26(a)	EUR	100	97,167
1.25%, 06/12/30(a)	EUR	300	255,243
1.88%, 10/03/24(a)	GBP	400	468,203
2.13%, 09/27/28(a)	EUR	600	570,090
2.63%, 02/27/25(a)	EUR	500	514,526
4.25%, 12/06/30 (Call 12/06/29), (3-mo. EURIBOR + 1.800%)(a)(b)	EUR	200	203,279
5.63%, 06/02/33(a)	EUR	500	511,003
Societe Generale SFH SA
0.00%, 02/11/30(a)	EUR	300	254,797
0.00%, 02/05/31(a)	EUR	100	81,747
0.50%, 01/30/25(a)	EUR	300	304,687
0.50%, 01/28/26(a)	EUR	400	395,602
0.75%, 10/18/27(a)	EUR	400	380,921
0.75%, 01/19/28(a)	EUR	500	472,383
1.38%, 05/05/28(a)	EUR	400	385,610
1.75%, 05/05/34(a)	EUR	300	262,736
3.13%, 02/24/32(a)	EUR	500	508,951
Societe National SNCF SA
1.50%, 02/02/29(a)	EUR	300	286,125
4.63%, 02/02/24(a)	EUR	50	52,959
Sodexo SA
0.50%, 01/17/24 (Call 11/30/23)(a)	EUR	200	209,930
1.00%, 07/17/28 (Call 04/17/28)(a)	EUR	300	280,141
2.50%, 06/24/26 (Call 03/24/26)(a)	EUR	150	153,559
Suez SA
1.25%, 05/19/28 (Call 02/19/28)(a)	EUR	600	565,435
1.25%, 05/14/35 (Call 02/14/35)(a)	EUR	300	232,115
1.75%, 09/10/25 (Call 06/10/25)(a)	EUR	400	406,834
Suez SACA
1.88%, 05/24/27 (Call 02/24/27)(a)	EUR	100	97,881
2.38%, 05/24/30 (Call 02/24/30)(a)	EUR	200	187,022
2.88%, 05/24/34 (Call 02/24/34)(a)	EUR	200	179,483
4.63%, 11/03/28 (Call 08/03/28)(a)	EUR	200	214,890
5.00%, 11/03/32 (Call 08/03/32)(a)	EUR	100	107,880
TDF Infrastructure SAS, 2.50%, 04/07/26 (Call 01/07/26)(a)	EUR	300	299,300
Technip Energies NV, 1.13%, 05/28/28 (Call 02/28/28)(a)	EUR	200	179,788
Teleperformance
1.88%, 07/02/25 (Call 04/02/25)(a)	EUR	300	304,110
3.75%, 06/24/29 (Call 03/24/29)(a)	EUR	300	291,732
Terega SA, 2.20%, 08/05/25 (Call 05/05/25)(a)	EUR	300	306,156

Security	Par (000)		Value

France (continued)
Terega SASU, 0.63%, 02/27/28 (Call 11/27/27)(a)	EUR	100	$89,636
Thales SA
0.25%, 01/29/27 (Call 10/29/26)(a)	EUR	200	188,374
4.25%, 10/18/31(a)	EUR	600	631,222
Tikehau Capital SCA, 6.63%, 03/14/30(a)	EUR	300	314,023
TotalEnergies Capital International SA
0.75%, 07/12/28(a)	EUR	600	557,679
1.38%, 10/04/29(a)	EUR	100	92,671
1.41%, 09/03/31 (Call 06/03/31)(a)	GBP	200	181,447
1.66%, 07/22/26 (Call 04/22/26)(a)	GBP	400	443,757
1.99%, 04/08/32 (Call 01/08/32)(a)	EUR	800	726,486
2.50%, 03/25/26(a)	EUR	200	204,837
TotalEnergies SE
1.63%, (Call 10/25/27)(a)(b)(c)	EUR	300	267,912
2.00%, (Call 06/04/30)(a)(b)(c)	EUR	500	411,336
2.63%, (Call 02/26/25)(a)(b)(c)	EUR	100	101,710
3.25%, (Call 07/17/36)(a)(b)(c)	EUR	300	232,502
3.37%, (Call 10/06/26)(a)(b)(c)	EUR	340	340,417
Unibail Rodamco Westfld Co., 2.88%, (Call 01/25/26)(a)(b)(c)	EUR	200	170,003
Unibail-Rodamco-Westfield SE
0.88%, 03/29/32 (Call 12/29/31)(a)	EUR	700	539,309
1.50%, 02/22/28(a)	EUR	450	424,402
1.75%, 02/27/34 (Call 11/27/33)(a)	EUR	300	241,100
2.00%, 06/29/32 (Call 03/29/32)(a)	EUR	400	341,019
2.25%, 05/14/38 (Call 02/14/38)(a)	EUR	200	152,393
2.50%, 06/04/26(a)	EUR	600	610,118
2.63%, 04/09/30 (Call 01/09/30)(a)	EUR	100	94,474
7.25%,(a)(b)(c)	EUR	100	92,869
Veolia Environnement SA
1.50%, 11/30/26 (Call 08/30/26)(a)	EUR	100	99,034
6.13%, 11/25/33	EUR	465	567,216
Vinci SA
1.63%, 01/18/29 (Call 10/18/28)(a)	EUR	500	477,093
2.75%, 09/15/34 (Call 06/15/34)(a)	GBP	200	188,248
Vivendi SE, 0.63%, 06/11/25 (Call 03/11/25)(a)	EUR	400	399,651
Wendel SE, 1.00%, 06/01/31 (Call 03/01/31)(a)	EUR	300	244,205
Westfield America Management Ltd.
2.13%, 03/30/25 (Call 01/30/25)(a)	GBP	200	227,784
2.63%, 03/30/29 (Call 12/30/28)(a)	GBP	200	192,666
Worldline SA/France, 0.88%, 06/30/27 (Call 03/30/27)(a)	EUR	300	275,552

			141,687,782

Germany — 3.2%
Aareal Bank AG
0.00%, 08/03/26(a)	EUR	400	384,231
0.13%, 02/01/30(a)	EUR	400	342,569
0.75%, 04/18/28(a)	EUR	400	349,216
adidas AG, 3.13%, 11/21/29 (Call 08/21/29)(a)	EUR	200	204,553
Allianz Finance II BV
0.00%, 11/22/26(a)	EUR	200	189,517
0.50%, 01/14/31 (Call 10/14/30)(a)	EUR	400	336,704
0.88%, 01/15/26 (Call 10/15/25)(a)	EUR	400	399,061
1.38%, 04/21/31 (Call 01/21/31)(a)	EUR	100	89,521
Series 62, 4.50%, 03/13/43(a)	GBP	200	213,546
Allianz SE
1.30%, 09/25/49 (Call 09/25/29), (3-mo. EURIBOR + 2.350%)(a)(b)	EUR	200	169,510
2.24%, 07/07/45 (Call 07/07/25), (3-mo. EURIBOR + 2.650%)(a)(b)	EUR	500	503,899

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Germany (continued)
3.10%, 07/06/47 (Call 07/06/27), (3-mo. EURIBOR + 3.350%)(a)(b)	EUR	500	$498,377
4.25%, 07/05/52 (Call 01/05/32), (3-mo. EURIBOR + 3.550%)(a)(b)	EUR	200	193,672
5.82%, 07/25/53 (Call 01/25/33), (3-mo. EURIBOR + 3.650%)(a)(b)	EUR	200	214,124
alstria office REIT-AG, 1.50%, 11/15/27 (Call 08/15/27)(a)	EUR	100	74,406
Amprion GmbH
3.45%, 09/22/27 (Call 06/22/27)(a)	EUR	300	311,038
3.97%, 09/22/32 (Call 06/22/32)(a)	EUR	400	413,488
Aroundtown SA
1.45%, 07/09/28 (Call 04/09/28)(a)	EUR	300	229,031
1.63%, 01/31/28 (Call 10/31/27)(a)	EUR	200	160,348
1.63%, (Call 04/15/26)(a)(b)(c)	EUR	100	32,254
3.63%, 04/10/31 (Call 01/10/31)(a)	GBP	250	197,791
BASF SE
0.88%, 11/15/27 (Call 08/15/27)(a)	EUR	600	568,566
0.88%, 10/06/31 (Call 07/06/31)(a)	EUR	160	135,392
1.50%, 03/17/31 (Call 12/17/30)(a)	EUR	300	267,884
3.75%, 06/29/32 (Call 03/29/32)(a)	EUR	400	408,100
Series 7Y, 0.88%, 05/22/25(a)	EUR	574	583,692
Bausparkasse Schwaebisch Hall AG
0.20%, 10/28/31	EUR	200	163,130
0.20%, 04/27/33(a)	EUR	500	383,955
Bayer AG
0.63%, 07/12/31 (Call 04/12/31)(a)	EUR	400	318,442
1.00%, 01/12/36 (Call 10/12/35)(a)	EUR	200	137,766
1.38%, 07/06/32 (Call 04/06/32)(a)	EUR	400	329,038
4.00%, 08/26/26 (Call 07/26/26)(a)	EUR	250	266,199
Bayer Capital Corp. BV
1.50%, 06/26/26 (Call 03/26/26)(a)	EUR	100	99,182
2.13%, 12/15/29 (Call 09/15/29)(a)	EUR	900	837,532
Bayerische Landesbank
0.20%, 05/20/30(a)	EUR	300	258,316
0.75%, 01/20/26(a)	EUR	180	179,166
0.75%, 01/19/28(a)	EUR	400	379,748
1.38%, 11/22/32 (Call 08/22/27)(a)(b)	EUR	500	423,001
2.50%, 06/28/32(a)	EUR	250	245,608
Bayerische Landesbodenkreditanstalt, 0.63%, 11/23/26	EUR	100	97,631
Berlin Hyp AG
0.00%, 02/17/27(a)	EUR	500	473,898
0.13%, 01/18/30(a)	EUR	650	563,564
0.38%, 05/03/24(a)	EUR	100	103,955
0.50%, 11/05/29(a)	EUR	500	427,019
1.75%, 05/10/32(a)	EUR	500	462,226
Series 200, 0.38%, 02/21/25(a)	EUR	500	506,256
Bertelsmann SE & Co. KGaA
1.25%, 09/29/25 (Call 06/29/25)(a)	EUR	300	302,586
3.50%, 05/29/29 (Call 02/28/29)(a)	EUR	400	407,825
BMW Canada Inc., Series V, 2.41%, 11/27/23	CAD	200	143,901
BMW Finance NV
0.00%, 01/11/26(a)	EUR	450	441,915
0.38%, 01/14/27(a)	EUR	200	191,053
0.75%, 07/13/26(a)	EUR	355	348,932
0.88%, 04/03/25(a)	EUR	431	437,024
0.88%, 01/14/32(a)	EUR	100	84,153
1.00%, 01/21/25(a)	EUR	50	51,153
1.13%, 01/10/28(a)	EUR	450	430,422
1.50%, 02/06/29(a)	EUR	812	768,158

Security	Par (000)		Value

Germany (continued)
Commerzbank AG
0.05%, 07/11/24(a)	EUR	250	$257,503
0.50%, 06/09/26	EUR	570	558,288
0.63%, 08/28/24(a)	EUR	700	720,045
0.88%, 01/22/27(a)	EUR	500	472,557
0.88%, 04/18/28(a)	EUR	450	426,392
1.13%, 09/19/25(a)	EUR	400	399,386
1.50%, 08/28/28(a)	EUR	400	375,632
1.75%, 01/22/25(a)	GBP	300	343,944
2.25%, 09/01/32(a)	EUR	1,093	1,039,826
3.13%, 04/20/29(a)	EUR	500	519,869
Continental AG, 2.50%, 08/27/26 (Call 05/27/26)	EUR	400	410,379
Covestro AG, 0.88%, 02/03/26 (Call 11/03/25)(a)	EUR	300	297,743
Daimler AG
0.75%, 03/11/33(a)	EUR	450	356,135
1.00%, 11/15/27(a)	EUR	200	191,412
1.50%, 07/03/29(a)	EUR	350	325,354
2.00%, 08/22/26(a)	EUR	595	603,698
2.00%, 02/27/31(a)	EUR	310	289,918
Daimler International Finance BV
0.85%, 02/28/25(a)	EUR	648	659,516
1.63%, 11/11/24(a)	GBP	200	233,440
Daimler Truck International Finance BV, 1.63%, 04/06/27(a)	EUR	300	292,845
Daimler Trucks Finance Canada Inc., 2.46%, 12/15/26	CAD	200	130,529
DekaBank Deutsche Girozentrale, 0.30%, 11/20/26(a)	EUR	200	188,850
Deutsche Apotheker-und Aerztebank eG, 0.50%, 02/14/25	EUR	400	405,614
Deutsche Bahn Finance GMBH
0.63%, 09/26/28(a)	EUR	150	139,267
0.63%, 12/08/50(a)	EUR	500	232,745
0.88%, 07/11/31(a)	EUR	670	583,139
0.95%, (Call 01/22/25)(a)(b)(c)	EUR	200	197,053
1.00%, 12/17/27 (Call 09/17/27)	EUR	400	384,192
1.13%, 12/18/28(a)	EUR	662	624,288
1.38%, 07/07/25 (Call 04/07/25)(a)	GBP	450	513,551
1.38%, 04/16/40(a)	EUR	650	465,800
2.75%, 03/19/29(a)	EUR	50	51,186
3.50%, 09/27/24(a)	AUD	100	62,530
Series CB, 1.60%, (Call 07/18/29)(a)(b)(c)	EUR	600	496,778
Deutsche Bank AG
0.13%, 01/21/30(a)	EUR	100	86,296
0.25%, 03/08/24(a)	EUR	122	127,444
0.25%, 08/31/28(a)	EUR	222	201,961
0.63%, 12/19/23(a)	CHF	100	109,627
1.13%, 03/17/25(a)	EUR	200	202,009
1.38%, 02/17/32 (Call 02/17/31), (3-mo. EURIBOR + 1.500%)(a)(b)	EUR	400	314,972
1.63%, 01/20/27(a)	EUR	400	381,927
1.75%, 01/17/28(a)	EUR	100	92,966
1.75%, 11/19/30 (Call 11/19/29), (3-mo. EURIBOR + 2.050%)(a)(b)	EUR	300	255,655
2.63%, 02/12/26(a)	EUR	500	507,368
2.63%, 06/30/37(a)	EUR	500	461,354
3.13%, 05/19/33(a)	EUR	500	506,990
3.25%, 05/24/28 (Call 05/24/27)(a)(b)	EUR	300	296,650
3.88%, 02/12/24(a)	GBP	300	361,830
4.00%, 06/24/32 (Call 03/24/27)(a)(b)	EUR	500	476,899
5.63%, 05/19/31 (Call 02/19/26)(a)(b)	EUR	200	205,786

92	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Germany (continued)
6.13%, 12/12/30, (1-day SONIA + 2.621%)(a)(b)	GBP	300	$340,710
Deutsche Boerse AG
0.13%, 02/22/31 (Call 11/22/30)(a)	EUR	300	244,576
1.50%, 04/04/32 (Call 01/04/32)(a)	EUR	400	351,553
1.63%, 10/08/25(a)	EUR	370	375,913
Deutsche Hypothekenbank AG, 0.25%, 05/17/24	EUR	200	207,432
Deutsche Kreditbank AG
0.00%, 11/07/29(a)	EUR	370	320,127
0.75%, 09/26/24(a)	EUR	500	512,714
1.63%, 06/18/24(a)	EUR	100	104,268
Deutsche Pfandbriefbank AG
0.10%, 01/21/28	EUR	500	457,572
0.25%, 10/27/25(a)	EUR	300	288,285
0.63%, 08/30/27	EUR	600	568,482
3.00%, 01/25/27(a)	EUR	200	207,424
4.38%, 08/28/26(a)	EUR	200	207,576
Deutsche Post AG
1.00%, 05/20/32 (Call 02/20/32)(a)	EUR	449	390,645
1.63%, 12/05/28 (Call 09/05/28)(a)	EUR	300	288,947
2.88%, 12/11/24(a)	EUR	334	350,313
Deutsche Telekom AG
1.75%, 03/25/31(a)	EUR	250	232,870
1.75%, 12/09/49(a)	EUR	344	231,657
Deutsche Telekom International Finance BV
0.63%, 12/13/24(a)	EUR	350	358,012
1.38%, 01/30/27(a)	EUR	600	593,254
1.50%, 04/03/28(a)	EUR	355	342,417
2.25%, 04/13/29(a)	GBP	261	271,886
4.50%, 10/28/30(a)	EUR	100	110,323
Deutsche Wohnen SE, 1.50%, 04/30/30 (Call 01/30/30)(a)	EUR	200	176,913
DZ HYP AG
0.00%, 01/15/27(a)	EUR	300	284,729
0.00%, 10/27/28(a)	EUR	525	470,173
0.00%, 11/15/30(a)	EUR	300	249,571
0.05%, 12/06/24	EUR	100	101,522
0.10%, 08/31/26(a)	EUR	400	385,232
0.38%, 11/10/34(a)	EUR	425	315,677
0.50%, 11/13/25(a)	EUR	385	383,098
0.75%, 02/02/26(a)	EUR	300	298,310
0.75%, 06/30/27(a)	EUR	450	433,047
0.88%, 01/18/30(a)	EUR	600	545,095
0.88%, 04/17/34(a)	EUR	250	201,392
E.ON International Finance BV
1.50%, 07/31/29 (Call 04/30/29)(a)	EUR	786	734,368
1.63%, 05/30/26 (Call 02/28/26)(a)	EUR	258	258,839
5.88%, 10/30/37(a)	GBP	400	458,701
6.13%, 07/06/39(a)	GBP	400	468,004
6.25%, 06/03/30(a)	GBP	288	353,704
6.38%, 06/07/32	GBP	281	346,591
E.ON SE
0.25%, 10/24/26 (Call 07/24/26)(a)	EUR	450	430,322
0.38%, 09/29/27 (Call 06/29/27)(a)	EUR	300	277,429
0.75%, 02/20/28 (Call 11/20/27)(a)	EUR	200	187,752
0.88%, 10/18/34 (Call 07/18/34)(a)	EUR	300	228,613
1.63%, 05/22/29 (Call 02/22/29)(a)	EUR	215	203,570
3.75%, 03/01/29 (Call 12/01/28)(a)	EUR	300	314,777
3.88%, 01/12/35 (Call 10/12/34)(a)	EUR	200	201,320

Security	Par (000)		Value

Germany (continued)
EnBW Energie Baden-Wuerttemberg AG, 1.63%, 08/05/79 (Call 05/05/27)(a)(b)	EUR	600	$538,572
EnBW International Finance BV
0.50%, 03/01/33 (Call 12/01/32)(a)	EUR	342	257,895
1.88%, 10/31/33 (Call 07/31/33)(a)	EUR	586	506,380
6.13%, 07/07/39	EUR	330	399,158
Erste Abwicklungsanstalt, 3.13%, 06/22/26(a)	EUR	400	420,867
Eurogrid GmbH
1.11%, 05/15/32 (Call 02/15/32)(a)	EUR	200	165,489
3.28%, 09/05/31 (Call 06/05/31)(a)	EUR	400	397,147
Evonik Finance BV, 0.75%, 09/07/28 (Call 06/07/28)(a)	EUR	270	250,797
Fresenius Medical Care AG & Co. KGaA
1.25%, 11/29/29 (Call 08/29/29)(a)	EUR	300	248,033
1.50%, 07/11/25 (Call 04/11/25)(a)	EUR	338	338,580
Fresenius SE & Co. KGaA
0.75%, 01/15/28 (Call 10/15/27)(a)	EUR	785	721,265
1.88%, 05/24/25 (Call 04/24/25)(a)	EUR	500	510,861
2.88%, 02/15/29 (Call 11/15/28)(a)	EUR	270	268,068
5.13%, 10/05/30(a)	EUR	500	541,165
Grand City Properties SA
1.38%, 08/03/26 (Call 05/03/26)(a)	EUR	500	463,213
1.50%, (Call 03/11/26)(a)(b)(c)	EUR	200	94,922
Grenke Finance PLC, 3.95%, 07/09/25(a)	EUR	300	310,209
Hamburg Commercial Bank AG
0.00%, 01/19/27(a)	EUR	200	189,205
3.38%, 02/01/28(a)	EUR	300	314,934
Hamburger Sparkasse AG, 0.38%, 05/23/24(a)	EUR	300	311,131
Hannover Rueck SE
1.13%, 04/18/28 (Call 01/18/28)(a)	EUR	300	289,060
1.38%, 06/30/42 (Call 12/30/31), (3-mo. EURIBOR + 2.330%)(a)(b)	EUR	200	155,535
1.75%, 10/08/40 (Call 07/08/30), (3-mo. EURIBOR + 3.000%)(a)(b)	EUR	400	337,227
HeidelbergCement AG, 1.50%, 02/07/25 (Call 11/07/24)(a)	EUR	531	542,288
HeidelbergCement Finance Luxembourg SA
1.13%, 12/01/27 (Call 09/01/27)(a)	EUR	320	300,444
1.50%, 06/14/27 (Call 03/14/27)(a)	EUR	235	228,188
HOCHTIEF AG, 0.63%, 04/26/29 (Call 01/26/29)(a)	EUR	350	298,305
HOWOGE Wohnungs-baugesellschaft mbH, 0.63%, 11/01/28 (Call 08/01/28)(a)	EUR	600	529,611
Infineon Technologies AG, 1.63%, 06/24/29 (Call 03/24/29)(a)	EUR	300	280,660
ING-DiBa AG
0.25%, 11/16/26(a)	EUR	500	481,142
1.00%, 05/23/39(a)	EUR	100	70,670
1.25%, 10/09/33(a)	EUR	400	338,629
Investitionsbank Berlin
0.50%, 04/17/26	EUR	200	197,438
2.75%, 10/04/27(a)	EUR	400	415,816
3.13%, 03/01/33(a)	EUR	400	413,943
Series 214, 0.00%, 04/18/28(a)	EUR	200	183,489
Kreditanstalt fuer Wiederaufbau
0.00%, 02/18/25(a)	EUR	500	505,572
0.00%, 06/15/26(a)	EUR	425	413,782
0.00%, 09/30/26(a)	EUR	1,400	1,350,582
0.00%, 03/31/27(a)	EUR	1,400	1,330,149
0.00%, 04/30/27(a)	EUR	800	758,160
0.00%, 05/05/27(a)	EUR	950	901,035

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Germany (continued)
0.00%, 12/15/27(a)	EUR	1,000	$929,675
0.00%, 09/15/28(a)	EUR	1,250	1,135,008
0.00%, 11/09/28(a)	EUR	945	853,452
0.00%, 06/15/29(a)	EUR	800	708,270
0.00%, 09/17/30(a)	EUR	2,700	2,285,546
0.00%, 01/10/31(a)	EUR	1,890	1,584,383
0.05%, 05/30/24	EUR	50	51,811
0.05%, 09/29/34(a)	EUR	1,010	740,279
0.13%, 10/04/24	EUR	925	947,770
0.13%, 12/30/26(a)	GBP	200	210,222
0.13%, 01/09/32(a)	EUR	2,170	1,777,167
0.25%, 06/30/25	EUR	1,000	1,005,813
0.38%, 04/23/25	EUR	750	758,577
0.38%, 03/09/26	EUR	1,370	1,357,546
0.38%, 05/20/36(a)	EUR	400	288,323
0.50%, 09/15/27	EUR	1,000	955,736
0.63%, 01/15/25	EUR	700	715,323
0.63%, 02/22/27	EUR	800	779,417
0.63%, 01/07/28	EUR	2,151	2,050,598
0.75%, 12/07/27(a)	GBP	300	310,656
0.75%, 06/28/28	EUR	1,465	1,388,256
0.88%, 09/15/26(a)	GBP	970	1,052,991
0.88%, 07/04/39(a)	EUR	320	227,507
1.13%, 07/04/25(a)	GBP	700	796,298
1.13%, 09/15/32(a)	EUR	220	193,900
1.13%, 03/31/37(a)	EUR	600	469,866
1.13%, 06/15/37(a)	EUR	100	77,681
1.25%, 07/31/26(a)	GBP	400	440,682
1.25%, 06/30/27(a)	EUR	2,010	1,985,118
1.25%, 07/04/36(a)	EUR	440	355,193
1.38%, 12/15/25(a)	GBP	400	451,273
1.38%, 07/31/35(a)	EUR	370	311,227
2.00%, 02/15/27	AUD	200	115,433
2.00%, 11/15/29(a)	EUR	500	493,996
2.50%, 11/19/25(a)	EUR	800	833,438
2.75%, 05/15/30(a)	EUR	813	836,537
2.75%, 02/14/33(a)	EUR	500	503,994
2.88%, 12/28/29(a)	EUR	600	622,918
2.88%, 06/07/33(a)	EUR	400	405,708
3.13%, 06/07/30(a)	EUR	950	997,811
3.25%, 03/24/31(a)	EUR	1,000	1,056,988
3.75%, 07/30/27(a)	GBP	200	234,140
3.80%, 05/24/28	AUD	400	239,921
4.00%, 02/27/25(a)	AUD	500	313,822
4.13%, 02/18/26(a)	GBP	500	596,128
4.88%, 10/10/28(a)	GBP	300	366,331
5.00%, 03/19/24	AUD	70	44,484
6.00%, 12/07/28	GBP	150	192,283
Series EXC, 5.50%, Series EXC, 06/18/25	GBP	100	121,997
Landesbank Baden-Wuerttemberg
0.00%, 06/17/26(a)	EUR	200	193,483
0.25%, 01/10/25(a)	EUR	400	405,908
0.38%, 01/14/26(a)	EUR	486	479,956
0.38%, 02/18/27(a)	EUR	700	648,535
0.38%, 02/21/31(a)	EUR	700	539,337
1.75%, 02/28/28(a)	EUR	550	543,866
Series 812, 0.00%, 07/16/27(a)	EUR	300	280,404
Landesbank Hessen-Thueringen Girozentrale
0.00%, 01/22/25(a)	EUR	600	606,288
0.38%, 05/12/25(a)	EUR	700	699,838
0.50%, 09/25/25(a)	EUR	400	399,490

Security	Par (000)		Value

Germany (continued)
0.88%, 03/20/28(a)	EUR	600	$569,810
4.50%, 09/15/32 (Call 06/15/27)(a)(b)	EUR	600	591,270
Series H337, 0.00%, 09/26/29	EUR	600	519,848
Landeskreditbank Baden-Wuerttemberg Foerderbank
0.38%, 04/13/26(a)	EUR	430	423,394
0.38%, 02/25/27(a)	EUR	400	385,256
0.63%, 12/15/25(a)	GBP	200	221,396
Landwirtschaftliche Rentenbank
0.00%, 07/19/28(a)	EUR	500	455,815
0.00%, 12/13/28(a)	EUR	400	360,004
0.00%, 11/27/29(a)	EUR	1,510	1,316,223
0.00%, 06/30/31(a)	EUR	670	551,352
0.00%, 11/26/40(a)	EUR	100	56,659
0.05%, 12/18/29(a)	EUR	200	174,466
0.05%, 01/31/31(a)	EUR	500	419,098
0.25%, 08/29/25(a)	EUR	600	601,213
0.38%, 01/22/24(a)	EUR	100	105,017
0.38%, 02/14/28(a)	EUR	300	281,859
0.50%, 02/28/29(a)	EUR	400	367,576
0.63%, 05/18/27(a)	EUR	200	193,278
0.63%, 10/31/36(a)	EUR	50	36,754
1.38%, 09/08/25(a)	GBP	200	226,912
2.60%, 03/23/27(a)	AUD	100	58,677
3.25%, 09/06/30(a)	EUR	200	211,177
3.25%, 09/26/33(a)	EUR	300	313,541
4.75%, 05/06/26(a)	AUD	200	126,357
LANXESS AG
1.13%, 05/16/25 (Call 02/16/25)(a)	EUR	225	227,484
1.75%, 03/22/28 (Call 12/22/27)(a)	EUR	400	366,996
LEG Immobilien AG, 0.88%, 11/28/27 (Call 08/28/27)(a)	EUR	200	182,358
LEG Immobilien SE, 1.50%, 01/17/34 (Call 10/17/33)(a)	EUR	300	221,527
Mercedes-Benz Group AG
0.38%, 11/08/26(a)	EUR	525	504,440
0.75%, 02/08/30(a)	EUR	350	305,462
1.13%, 08/08/34(a)	EUR	355	281,418
Merck Financial Services GmbH, 0.50%, 07/16/28 (Call 04/16/28)(a)	EUR	300	274,479
Merck KGaA
1.63%, 06/25/79 (Call 09/18/24)(a)(b)	EUR	100	101,578
1.63%, 09/09/80 (Call 06/09/26)(a)(b)	EUR	300	285,673
2.88%, 06/25/79 (Call 03/25/29)(a)(b)	EUR	200	185,168
3.38%, 12/12/74 (Call 12/12/24)(a)(b)	EUR	500	518,469
Muenchener Hypothekenbank eG
0.00%, 10/19/39(a)	EUR	275	159,103
0.13%, 09/05/35(a)	EUR	200	139,951
0.38%, 03/09/29(a)	EUR	300	256,210
0.50%, 03/14/25(a)	EUR	350	354,359
0.63%, 05/07/27(a)	EUR	400	384,922
1.00%, 04/18/39(a)	EUR	200	142,948
2.50%, 07/04/28(a)	EUR	390	396,715
Series 1803, 0.25%, 12/13/23(a)	EUR	100	105,375
Series 1943, 0.25%, 05/02/36(a)	EUR	150	104,048
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen
1.00%, 05/26/42 (Call 11/26/31), (3-mo. EURIBOR + 2.100%)(a)(b)	EUR	300	227,529
1.25%, 05/26/41 (Call 11/26/30), (3-mo. EURIBOR + 2.550%)(a)(b)	EUR	100	80,699

94	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Germany (continued)
3.25%, 05/26/49 (Call 05/26/29), (3-mo. EURIBOR + 3.400%)(a)(b)	EUR	100	$96,395
Norddeutsche Landesbank-Girozentrale
0.25%, 10/28/26	EUR	537	517,196
0.75%, 01/18/28(a)	EUR	794	753,516
NRW Bank
0.00%, 10/15/29	EUR	70	60,990
0.10%, 07/09/35	EUR	570	402,490
0.25%, 05/16/24(a)	EUR	150	155,630
0.25%, 03/10/25(a)	EUR	700	707,623
0.25%, 07/04/25	EUR	200	200,382
0.38%, 12/16/24(a)	GBP	400	459,229
0.38%, 11/17/26(a)	EUR	132	127,979
0.50%, 05/26/25(a)	EUR	300	302,666
0.50%, 05/11/26(a)	EUR	50	49,249
0.50%, 06/17/41(a)	EUR	500	305,209
0.63%, 02/11/26	EUR	300	298,180
0.88%, 04/12/34	EUR	200	162,528
1.20%, 03/28/39	EUR	100	73,997
1.63%, 08/03/32(a)	EUR	300	275,386
3.00%, 05/31/30(a)	EUR	1,000	1,038,538
O2 Telefonica Deutschland Finanzierungs GmbH, 1.75%, 07/05/25 (Call 04/05/25)(a)	EUR	200	202,617
Roadster Finance DAC, 1.63%, 12/09/29(a)	EUR	100	99,893
Robert Bosch GmbH, 4.38%, 06/02/43 (Call 03/02/43)(a)	EUR	600	601,275
RWE AG
1.00%, 11/26/33 (Call 08/26/33)(a)	EUR	400	303,909
2.50%, 08/24/25 (Call 07/24/25)(a)	EUR	600	620,401
SAP SE
0.75%, 12/10/24 (Call 09/10/24)(a)	EUR	500	512,191
1.00%, 04/01/25 (Call 01/01/25)(a)	EUR	219	224,699
1.25%, 03/10/28 (Call 12/10/27)(a)	EUR	400	383,841
1.75%, 02/22/27 (Call 11/22/26)(a)	EUR	102	106,044
Sartorius Finance BV
4.38%, 09/14/29(a)	EUR	200	210,216
4.88%, 09/14/35(a)	EUR	400	410,627
Siemens Energy Finance BV, 4.25%, 04/05/29 (Call 01/05/29)(a)	EUR	400	395,184
Siemens Financieringsmaatschappij NV
0.00%, 09/05/24(a)	EUR	475	486,890
0.50%, 09/05/34(a)	EUR	200	149,799
1.00%, 02/20/25(a)	GBP	300	345,016
1.00%, 09/06/27(a)	EUR	90	87,297
1.00%, 02/25/30 (Call 11/25/29)(a)	EUR	600	541,911
1.25%, 02/28/31(a)	EUR	275	248,678
1.75%, 02/28/39(a)	EUR	250	193,132
2.75%, 09/10/25(a)	GBP	200	232,826
2.88%, 03/10/28(a)	EUR	541	560,257
3.38%, 08/24/31 (Call 05/24/31)(a)	EUR	400	411,983
3.50%, 02/24/36 (Call 11/24/35)(a)	EUR	100	100,019
3.63%, 02/24/43 (Call 11/24/42)(a)	EUR	200	190,824
Siemens Financieringsmat Co., 1.25%, 02/25/35 (Call 11/25/34)(a)	EUR	300	242,459
Talanx AG, 2.25%, 12/05/47 (Call 12/05/27), (3-mo. EURIBOR + 2.450%)(a)(b)	EUR	300	281,462
Traton Finance Luxembourg SA, 0.75%, 03/24/29 (Call 12/24/28)(a)	EUR	400	346,341
UniCredit Bank AG
0.00%, 09/10/24(a)	EUR	286	292,706
0.00%, 09/15/28(a)	EUR	600	539,221

Security	Par (000)		Value

Germany (continued)
0.00%, 01/21/36(a)	EUR	150	$101,321
0.25%, 01/15/32(a)	EUR	750	610,185
0.50%, 05/04/26(a)	EUR	550	539,889
0.85%, 05/22/34(a)	EUR	580	465,001
3.00%, 05/17/27(a)	EUR	100	104,154
Vier Gas Transport GmbH, 4.63%, 09/26/32 (Call 06/26/32)(a)	EUR	300	320,077
Volkswagen Bank GmbH, 2.50%, 07/31/26(a)	EUR	500	502,197
Volkswagen Financial Services AG
0.38%, 02/12/30(a)	EUR	550	445,263
1.50%, 10/01/24(a)	EUR	550	569,374
2.25%, 10/16/26(a)	EUR	70	70,411
3.00%, 04/06/25(a)	EUR	500	521,672
3.38%, 04/06/28(a)	EUR	250	254,587
Volkswagen Financial Services NV
1.38%, 09/14/28(a)	GBP	300	290,132
2.25%, 04/12/25(a)	GBP	150	174,066
Volkswagen International Finance NV
2.63%, 11/16/27(a)	EUR	300	295,421
3.30%, 03/22/33(a)	EUR	400	368,124
3.38%, 11/16/26(a)	GBP	400	448,957
3.50%, (Call 03/20/30)(a)(b)(c)	EUR	400	335,281
3.75%, (Call 12/28/27)(a)(b)(c)	EUR	400	365,045
3.88%, (Call 06/17/29)(a)(b)(c)	EUR	200	173,528
4.13%, 11/16/38(a)	EUR	200	188,984
4.25%, 02/15/28(a)	EUR	100	104,973
4.25%, 03/29/29(a)	EUR	300	310,326
4.38%, (Call 03/28/31)(a)(b)(c)	EUR	300	252,803
4.63%, (Call 03/24/26)(a)(b)(c)	EUR	650	650,174
4.63%, (Call 06/27/28)(a)(b)(c)	EUR	500	468,720
Series 10Y, 1.88%, 03/30/27(a)	EUR	700	678,636
Volkswagen Leasing GmbH
0.50%, 01/12/29(a)	EUR	200	172,332
0.63%, 07/19/29(a)	EUR	300	252,722
1.38%, 01/20/25(a)	EUR	400	409,177
1.50%, 06/19/26(a)	EUR	550	543,016
4.75%, 09/25/31(a)	EUR	300	311,102
Vonovia Finance BV
0.63%, 10/07/27 (Call 07/07/27)(a)	EUR	300	269,458
1.00%, 07/09/30 (Call 04/09/30)(a)	EUR	300	243,836
1.13%, 09/14/34 (Call 06/14/34)(a)	EUR	100	69,229
1.25%, 12/06/24(a)	EUR	100	101,988
1.50%, 03/22/26(a)	EUR	100	98,851
1.50%, 06/10/26(a)	EUR	300	295,583
1.63%, 10/07/39 (Call 07/07/39)(a)	EUR	100	62,170
1.75%, 01/25/27(a)	EUR	200	192,468
1.80%, 06/29/25 (Call 03/29/25)(a)	EUR	400	404,050
2.25%, 04/07/30 (Call 01/07/30)(a)	EUR	400	353,334
Vonovia SE
0.63%, 12/14/29 (Call 09/14/29)(a)	EUR	200	162,201
1.50%, 06/14/41 (Call 03/14/41)(a)	EUR	300	170,395
1.63%, 09/01/51 (Call 06/01/51)(a)	EUR	200	96,007
1.88%, 06/28/28 (Call 03/28/28)(a)	EUR	400	369,503
2.38%, 03/25/32 (Call 12/25/31)(a)	EUR	300	255,855
VW Credit Canada Inc., 5.86%, 11/15/27(a)	CAD	500	360,599
Wintershall Dea Finance BV, 1.33%, 09/25/28 (Call 06/25/28)(a)	EUR	400	363,280
Wirtschafts- und Infrastrukturbank Hessen,
0.88%, 06/14/28	EUR	200	190,573

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany (continued)
Wurth Finance International BV
0.75%, 11/22/27 (Call 08/22/27)(a)	EUR	200	$188,115
2.13%, 08/23/30 (Call 05/23/30)(a)	EUR	100	94,098

			154,098,308

Hong Kong — 0.0%
Prudential PLC, 6.13%, 12/19/31(a)	GBP	200	238,115

Hungary — 0.0%
MOL Hungarian Oil & Gas PLC, 1.50%, 10/08/27 (Call 07/08/27)(a)	EUR	200	185,251
MVM Energetika Zrt, 0.88%, 11/18/27 (Call 08/18/27)(a)	EUR	200	172,850

			358,101

Indonesia — 0.0%
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 1.88%, 11/05/31(a)	EUR	300	244,156

Ireland — 0.1%
AIB Group PLC
0.50%, 11/17/27 (Call 11/17/26)(a)(b)	EUR	400	373,442
4.63%, 07/23/29 (Call 07/23/28)(a)(b)	EUR	200	208,014
Bank of Ireland Group PLC
4.88%, 07/16/28 (Call 07/16/27)(a)(b)	EUR	200	213,092
5.00%, 07/04/31 (Call 07/04/30)(a)(b)	EUR	700	739,574
Bank of Ireland Mortgage Bank, 0.63%, 03/14/25(a)	EUR	100	101,356
CRH Finland Services OYJ, 0.88%, 11/05/23(a)	EUR	350	370,335
ESB Finance DAC
1.75%, 02/07/29 (Call 11/07/28)(a)	EUR	500	474,942
1.88%, 06/14/31 (Call 03/14/31)(a)	EUR	600	546,254
2.13%, 11/05/33 (Call 08/05/33)(a)	EUR	557	494,454
Freshwater Finance PLC, Series A, 5.18%, 04/20/35(a)	GBP	100	109,316
Kerry Group Financial Services Unltd Co.
0.63%, 09/20/29 (Call 06/20/29)(a)	EUR	300	263,044
0.88%, 12/01/31 (Call 09/01/31)(a)	EUR	100	82,852
Ryanair DAC, 2.88%, 09/15/25(a)	EUR	400	413,871
Smurfit Kappa Acquisitions ULC, 2.88%, 01/15/26 (Call 10/15/25)(a)	EUR	350	359,071
Smurfit Kappa Treasury Co., 0.50%, 09/22/29 (Call 06/22/29)(a)	EUR	300	256,155

			5,005,772

Italy — 0.7%
2i Rete Gas SpA
2.20%, 09/11/25 (Call 06/11/25)(a)	EUR	460	469,109
4.38%, 06/06/33(a)	EUR	400	398,832
A2A SpA
1.00%, 07/16/29 (Call 04/16/29)(a)	EUR	550	483,275
1.63%, 10/19/27 (Call 07/19/27)(a)	EUR	200	192,896
ACEA SpA
0.25%, 07/28/30 (Call 04/28/30)(a)	EUR	100	81,105
1.00%, 10/24/26 (Call 07/24/26)(a)	EUR	550	533,122
1.75%, 05/23/28 (Call 02/23/28)(a)	EUR	560	535,750
Aeroporti di Roma SpA
1.63%, 06/08/27 (Call 03/08/27)(a)	EUR	150	147,826
4.88%, 07/10/33 (Call 04/10/33)(a)	EUR	100	101,857
AMCO - Asset Management Co. SpA
0.75%, 04/20/28(a)	EUR	250	220,196
1.38%, 01/27/25(a)	EUR	200	203,539
2.25%, 07/17/27(a)	EUR	350	337,509
Anima Holding SpA, 1.50%, 04/22/28(a)	EUR	100	91,140

Security		Par (000)	Value

Italy (continued)
Assicurazioni Generali SpA
2.12%, 10/01/30(a)	EUR	200	$170,083
4.60%, (Call 11/21/25), (3-mo. EURIBOR + 4.500%)(a)(b)(c)	EUR	100	102,758
5.50%, 10/27/47 (Call 10/27/27), (3-mo. EURIBOR + 5.350%)(a)(b)	EUR	350	368,057
5.80%, 07/06/32 (Call 01/06/32)(a)	EUR	400	422,405
ASTM SpA
1.00%, 11/25/26 (Call 08/25/26)(a)	EUR	300	286,249
2.38%, 11/25/33 (Call 08/25/33)(a)	EUR	300	238,097
3.38%, 02/13/24(a)	EUR	209	220,419
Autostrade per l’Italia SpA
1.63%, 01/25/28 (Call 10/25/27)(a)	EUR	100	93,151
1.75%, 06/26/26(a)	EUR	200	197,599
1.75%, 02/01/27(a)	EUR	200	194,366
1.88%, 11/04/25(a)	EUR	200	201,464
1.88%, 09/26/29 (Call 06/26/29)(a)	EUR	200	177,894
2.00%, 12/04/28 (Call 09/04/28)(a)	EUR	200	184,689
2.25%, 01/25/32 (Call 10/25/31)(a)	EUR	200	168,185
4.38%, 09/16/25(a)	EUR	250	264,535
5.88%, 06/09/24	EUR	200	213,747
Banca Monte dei Paschi di Siena SpA
0.88%, 10/08/27(a)	EUR	300	288,605
Series 16, 2.88%, 07/16/24(a)	EUR	200	209,338
Banco BPM SpA
1.00%, 01/23/25(a)	EUR	200	203,881
3.75%, 06/27/28(a)	EUR	200	210,269
Banco di Desio e della Brianza SpA, 0.38%, 07/24/26(a)	EUR	200	193,139
Coca-Cola HBC Finance BV, 0.63%, 11/21/29 (Call 08/21/29)(a)	EUR	300	259,509
Credit Agricole Italia SpA
0.25%, 09/30/24(a)	EUR	100	102,199
0.25%, 01/17/28(a)	EUR	300	274,866
0.38%, 01/20/32(a)	EUR	400	315,767
1.00%, 03/25/27(a)	EUR	400	386,449
1.00%, 01/17/45(a)	EUR	100	56,685
1.13%, 03/21/25(a)	EUR	200	203,536
3.50%, 01/15/30(a)	EUR	200	207,033
Credito Emiliano SpA, 4.88%, 03/26/30, (3-mo. EURIBOR + 1.600%)(a)(b)	EUR	400	415,821
Enel Finance International NV
0.38%, 06/17/27 (Call 03/17/27)(a)	EUR	800	742,700
0.50%, 06/17/30 (Call 03/17/30)(a)	EUR	600	496,034
1.13%, 10/17/34 (Call 07/17/34)(a)	EUR	216	158,878
1.25%, 01/17/35 (Call 10/19/34)(a)	EUR	300	224,864
1.38%, 06/01/26(a)	EUR	579	571,797
2.88%, 04/11/29 (Call 01/11/29)(a)	GBP	200	208,330
4.00%, 02/20/31(a)	EUR	700	719,484
4.50%, 02/20/43 (Call 08/20/42)(a)	EUR	200	192,197
5.63%, 08/14/24(a)	GBP	350	424,385
5.75%, 09/14/40(a)	GBP	330	368,456
Enel SpA
3.50%, 02/24/25 (Call 02/24/25)(a)(b)	EUR	200	204,685
Series 6.5Y, 1.38%, (Call 06/08/27)(a)(b)(c)	EUR	530	461,166
Eni SpA
0.63%, 01/23/30(a)	EUR	400	342,058
1.13%, 09/19/28(a)	EUR	670	623,757
1.25%, 05/18/26(a)	EUR	200	197,585
1.63%, 05/17/28(a)	EUR	100	95,708
1.75%, 01/18/24(a)	EUR	279	293,752

96	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Italy (continued)
2.75%, (Call 02/11/30)(a)(b)(c)	EUR	300	$249,183
3.75%, 09/12/25(a)	EUR	450	474,923
4.25%, 05/19/33(a)	EUR	400	410,794
Series NC5, 2.63%, (Call 10/13/25)(a)(b)(c)	EUR	300	295,407
Series NC9, 3.38%, (Call 07/13/29)(a)(b)(c)	EUR	100	88,654
ERG SpA, 1.88%, 04/11/25 (Call 01/11/25)(a)	EUR	100	101,754
FCA Bank SpA/Ireland
0.00%, 04/16/24 (Call 01/16/24)(a)	EUR	100	103,896
0.50%, 09/13/24 (Call 06/13/24)(a)	EUR	300	307,291
Ferrovie dello Stato Italiane SpA
0.38%, 03/25/28(a)	EUR	675	610,925
1.50%, 06/27/25(a)	EUR	460	466,727
Hera SpA
0.25%, 12/03/30 (Call 09/03/30)(a)	EUR	673	529,899
0.88%, 10/14/26(a)	EUR	500	485,745
2.50%, 05/25/29 (Call 02/25/29)(a)	EUR	450	435,153
Intesa Sanpaolo SpA
0.63%, 02/24/26(a)	EUR	400	388,035
0.75%, 03/16/28(a)	EUR	700	632,738
1.00%, 07/04/24(a)	EUR	575	595,750
1.00%, 09/25/25(a)	EUR	300	301,513
1.13%, 06/16/27(a)	EUR	600	581,413
1.13%, 10/04/27(a)	EUR	400	384,502
1.38%, 12/18/25(a)	EUR	100	100,674
1.75%, 07/04/29(a)	EUR	525	473,396
2.50%, 01/15/30(a)	GBP	300	284,421
3.13%, 02/05/24(a)	EUR	100	105,550
3.25%, 02/10/26(a)	EUR	100	104,526
4.88%, 05/19/30(a)	EUR	450	472,256
5.13%, 08/29/31(a)	EUR	400	421,720
5.63%, 03/08/33(a)	EUR	150	155,731
Iren SpA
0.88%, 11/04/24(a)	EUR	100	102,260
1.00%, 07/01/30 (Call 04/01/30)(a)	EUR	200	167,053
1.50%, 10/24/27 (Call 07/24/27)(a)	EUR	300	286,279
1.95%, 09/19/25 (Call 06/19/25)(a)	EUR	100	101,552
Italgas SpA
0.88%, 04/24/30(a)	EUR	430	365,743
1.63%, 01/19/27(a)	EUR	500	491,613
Mediobanca Banca di Credito Finanziario SpA
0.50%, 10/01/26(a)	EUR	100	96,626
0.88%, 01/15/26(a)	EUR	200	197,051
1.13%, 04/23/25(a)	EUR	250	251,154
1.25%, 11/24/29(a)	EUR	600	548,426
1.63%, 01/07/25(a)	EUR	200	204,843
4.75%, 03/14/28 (Call 03/14/27), (3-mo. EURIBOR + 1.370%)(a)(b)	EUR	300	316,886
Series 4, 1.38%, 11/10/25(a)	EUR	300	302,361
Poste Italiane SpA, 0.50%, 12/10/28 (Call 09/10/28)(a)	EUR	300	266,871
Snam SpA
0.00%, 12/07/28 (Call 09/07/28)(a)	EUR	467	400,539
0.88%, 10/25/26(a)	EUR	461	444,902
1.25%, 06/20/34 (Call 03/20/34)(a)	EUR	200	154,754
1.38%, 10/25/27 (Call 07/25/27)(a)	EUR	110	105,874
Societa Cattolica Di Assicurazione SpA, 4.25%, 12/14/47 (Call 12/14/27), (3-mo. EURIBOR + 4.455%)(a)(b)	EUR	200	200,223
Terna - Rete Elettrica Nazionale
0.38%, 09/25/30 (Call 06/25/30)(a)	EUR	300	244,742
1.38%, 07/26/27(a)	EUR	300	289,808

Security		Par (000)	Value

Italy (continued)
3.88%, 07/24/33	EUR	100	$100,474
Terna Rete Elettrica Nazionale SpA, 4.90%, 10/28/24(a)	EUR	103	109,862
UniCredit SpA
0.33%, 01/19/26(a)	EUR	400	389,864
0.38%, 10/31/26(a)	EUR	300	287,846
0.75%, 04/30/25(a)	EUR	350	353,083
0.85%, 01/19/31(a)	EUR	100	80,944
1.63%, 07/03/25 (Call 07/03/24), (3-mo. EURIBOR + 1.900%)(a)(b)	EUR	300	311,295
1.80%, 01/20/30(a)	EUR	500	441,132
3.50%, 07/31/30(a)	EUR	400	412,814
4.45%, 02/16/29 (Call 02/16/28), (3-mo. EURIBOR + 1.600%)(a)(b)	EUR	400	412,438
5.85%, 11/15/27 (Call 11/15/26), (3-mo. EURIBOR + 2.850%)(a)(b)	EUR	500	544,064

			35,498,739

Japan — 0.2%
Asahi Group Holdings Ltd., 1.15%, 09/19/25 (Call 06/19/25)(a)	EUR	200	201,125
East Japan Railway Co.
0.77%, 09/15/34(a)	EUR	100	74,937
1.10%, 09/15/39(a)	EUR	300	194,840
1.16%, 09/15/28(a)	GBP	250	250,541
4.39%, 09/05/43(a)	EUR	300	301,407
4.50%, 01/25/36(a)	GBP	250	270,371
JT International Financial Services BV
1.00%, 11/26/29 (Call 08/26/29)(a)	EUR	200	175,959
2.75%, 09/28/33 (Call 06/28/33)(a)	GBP	200	179,894
Mitsubishi UFJ Financial Group Inc.
0.85%, 07/19/29(a)	EUR	200	179,058
0.87%, 09/07/24(a)	EUR	400	411,959
Mizuho Financial Group Inc.
0.40%, 09/06/29(a)	EUR	300	251,628
0.80%, 04/15/30(a)	EUR	335	282,170
1.63%, 04/08/27(a)	EUR	500	485,125
2.10%, 04/08/32(a)	EUR	500	438,518
Nissan Motor Co. Ltd., 3.20%, 09/17/28 (Call 06/17/28)(a)	EUR	150	143,067
NTT Finance Corp.
0.08%, 12/13/25 (Call 11/13/25)(a)	EUR	406	397,655
0.34%, 03/03/30 (Call 12/03/29)(a)	EUR	500	424,841
Sumitomo Mitsui Banking Corp., 0.41%, 11/07/29(a)	EUR	250	214,729
Sumitomo Mitsui Financial Group Inc.
0.63%, 10/23/29(a)	EUR	400	339,368
0.93%, 10/11/24(a)	EUR	516	529,753
1.41%, 06/14/27(a)	EUR	300	287,401
1.55%, 06/15/26(a)	EUR	247	245,116
Sumitomo Mitsui Trust Bank Ltd., 0.00%, 10/15/27(a)	EUR	300	272,684
Takeda Pharmaceutical Co. Ltd.
0.75%, 07/09/27 (Call 05/09/27)	EUR	100	94,436
1.00%, 07/09/29 (Call 04/09/29)	EUR	200	179,130
1.38%, 07/09/32 (Call 04/09/32)	EUR	400	335,376
2.00%, 07/09/40 (Call 01/09/40)	EUR	200	147,507
3.00%, 11/21/30 (Call 08/21/30)(a)	EUR	200	196,247

			7,504,842

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Lithuania — 0.0%
AB Ignitis Grupe
2.00%, 07/14/27(a)	EUR	200	$195,007
2.00%, 05/21/30 (Call 02/21/30)(a)	EUR	200	177,785

			372,792

Luxembourg — 0.1%
ArcelorMittal SA, 1.75%, 11/19/25 (Call 08/19/25)(a)	EUR	500	504,308
Bevco Lux Sarl, 1.50%, 09/16/27 (Call 06/16/27)(a)	EUR	200	191,360
Blackstone Property Partners
3.63%, 10/29/29 (Call 07/29/29)(a)	EUR	200	178,661
4.88%, 04/29/32 (Call 01/29/32)(a)	GBP	200	189,076
Blackstone Property Partners Europe Holdings Sarl
1.00%, 05/04/28 (Call 02/04/28)(a)	EUR	200	166,398
1.75%, 03/12/29 (Call 12/12/28)(a)	EUR	100	82,962
2.20%, 07/24/25 (Call 04/24/25)(a)	EUR	300	298,476
CBRE Global Investors Open-Ended Funds SCA SICAV-SIF-Pan European Core Fund, 0.50%, 01/27/28 (Call 10/27/27)(a)	EUR	200	170,758
Czech Gas Networks Investments Sarl, 0.45%, 09/08/29 (Call 06/08/29)(a)	EUR	200	163,226
Eurofins Scientific SE, 4.00%, 07/06/29 (Call 04/06/29)(a)	EUR	200	202,948
JAB Holdings BV
1.00%, 12/20/27(a)	EUR	300	280,525
2.25%, 12/19/39(a)	EUR	300	211,072
Series 11Y, 2.50%, 06/25/29(a)	EUR	200	194,058
Logicor Financing Sarl
2.25%, 05/13/25 (Call 02/13/25)(a)	EUR	550	552,498
2.75%, 01/15/30 (Call 10/15/29)(a)	GBP	250	228,993
3.25%, 11/13/28 (Call 08/13/28)(a)	EUR	560	512,560
Prologis International Funding II SA
0.88%, 07/09/29 (Call 04/09/29)(a)	EUR	300	257,156
3.13%, 06/01/31 (Call 03/01/31)(a)	EUR	300	278,380
SELP Finance Sarl
0.88%, 05/27/29 (Call 02/27/29)(a)	EUR	250	209,051
1.50%, 12/20/26 (Call 09/20/26)(a)	EUR	250	238,559
SES SA, 0.88%, 11/04/27 (Call 08/04/27)(a)	EUR	200	183,842

			5,294,867

Mexico — 0.0%
America Movil SAB de CV
2.13%, 03/10/28	EUR	300	294,602
4.95%, 07/22/33	GBP	200	226,944
5.75%, 06/28/30	GBP	270	328,498

			850,044

Netherlands — 1.0%
ABN AMRO Bank NV
0.38%, 01/14/35(a)	EUR	200	146,915
0.40%, 09/17/41(a)	EUR	100	57,613
0.50%, 04/15/26(a)	EUR	300	293,535
0.60%, 01/15/27(a)	EUR	600	564,937
0.63%, 01/24/37(a)	EUR	300	211,914
0.88%, 01/14/26(a)	EUR	400	399,441
1.00%, 04/13/31(a)	EUR	800	708,209
1.00%, 06/02/33(a)	EUR	200	160,116
1.13%, 01/12/32(a)	EUR	200	175,473
1.13%, 04/23/39(a)	EUR	200	141,846
1.25%, 05/28/25(a)	EUR	600	606,875
1.25%, 01/10/33(a)	EUR	200	172,502

Security		Par (000)	Value

Netherlands (continued)
1.38%, 01/12/37(a)	EUR	500	$393,978
1.45%, 04/12/38(a)	EUR	300	232,004
3.00%, 06/01/32(a)	EUR	200	190,934
3.38%, 08/15/31(a)	CHF	200	246,412
3.88%, 12/21/26(a)	EUR	400	421,826
4.00%, 01/16/28(a)	EUR	200	208,296
4.25%, 02/21/30(a)	EUR	600	623,459
4.50%, 11/21/34(a)	EUR	200	207,318
Achmea Bank NV
0.38%, 11/22/24(a)	EUR	500	509,773
0.50%, 02/20/26(a)	EUR	300	295,181
Achmea BV, 1.50%, 05/26/27 (Call 02/26/27)(a)	EUR	334	324,081
Aegon Bank NV
0.38%, 06/09/36(a)	EUR	200	139,372
0.38%, 11/21/56(a)	EUR	200	203,825
Aegon NV, 6.13%, 12/15/31	GBP	50	60,919
Akzo Nobel NV
1.13%, 04/08/26 (Call 01/08/26)(a)	EUR	200	198,838
2.00%, 03/28/32 (Call 12/28/31)(a)	EUR	300	264,070
Alliander NV, 3.25%, 06/13/28(a)	EUR	300	311,349
ASML Holding NV
0.63%, 05/07/29 (Call 02/07/29)(a)	EUR	340	305,642
1.38%, 07/07/26 (Call 04/07/26)(a)	EUR	300	300,034
ASR Nederland NV, 7.00%, 12/07/43 (Call 09/07/33)(a)(b)	EUR	200	216,973
BNG Bank NV
0.00%, 08/31/28(a)	EUR	400	361,919
0.00%, 01/20/31(a)	EUR	500	415,071
0.13%, 04/11/26(a)	EUR	500	489,782
0.13%, 04/19/33(a)	EUR	800	618,867
0.13%, 07/09/35(a)	EUR	400	283,856
0.20%, 11/09/24(a)	EUR	450	459,302
0.25%, 01/12/32(a)	EUR	800	654,800
0.25%, 11/22/36(a)	EUR	500	340,751
0.50%, 04/16/25(a)	EUR	400	405,089
0.63%, 06/19/27(a)	EUR	250	241,348
0.75%, 01/11/28(a)	EUR	250	238,709
0.75%, 01/24/29(a)	EUR	390	362,313
0.81%, 06/28/49(a)	EUR	400	210,101
0.88%, 10/17/35(a)	EUR	800	622,211
0.88%, 10/24/36(a)	EUR	446	335,594
1.00%, 01/12/26(a)	EUR	200	201,010
1.13%, 09/04/24(a)	EUR	300	310,734
1.38%, 10/21/30(a)	EUR	200	185,353
1.50%, 07/15/39(a)	EUR	284	218,634
1.60%, 11/27/30(a)	AUD	310	149,524
3.00%, 04/23/30(a)	EUR	400	414,026
3.25%, 07/15/25(a)	AUD	200	123,332
3.30%, 07/17/28(a)	AUD	900	524,334
Cooperatieve Rabobank UA
0.25%, 05/31/24(a)	EUR	200	207,166
0.63%, 04/26/26(a)	EUR	200	197,378
0.63%, 02/25/33(a)	EUR	300	231,887
0.75%, 03/02/32(a)	EUR	600	506,323
0.75%, 06/21/39(a)	EUR	200	134,680
0.88%, 02/08/28(a)	EUR	700	667,845
0.88%, 02/01/29(a)	EUR	600	558,679
1.25%, 03/23/26(a)	EUR	320	320,904
1.38%, 02/03/27(a)	EUR	610	600,691
1.50%, 04/26/38(a)	EUR	300	235,142
3.11%, 06/07/33(a)	EUR	300	303,236

98	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Netherlands (continued)
3.88%, 11/30/32 (Call 08/30/27)(a)(b)	EUR	100	$101,199
4.00%, 01/10/30(a)	EUR	300	311,473
4.23%, 04/25/29 (Call 04/25/28), (3-mo. EURIBOR + 1.150%)(a)(b)	EUR	1,000	1,049,850
5.25%, 09/14/27(a)	GBP	200	234,676
5.38%, 08/03/60(a)	GBP	100	118,947
CTP NV
0.88%, 01/20/26 (Call 10/20/25)(a)	EUR	400	377,126
1.25%, 06/21/29 (Call 03/21/29)(a)	EUR	200	157,523
de Volksbank NV
0.38%, 09/16/41(a)	EUR	200	114,752
1.00%, 03/08/28(a)	EUR	200	190,989
1.75%, 10/22/30 (Call 10/22/25)(a)(b)	EUR	200	194,499
2.38%, 05/04/27 (Call 05/04/26), (3-mo. EURIBOR + 1.200%)(a)(b)	EUR	300	295,963
Enexis Holding NV, 0.75%, 07/02/31 (Call 04/02/31)(a)	EUR	625	531,106
Euronext NV, 0.75%, 05/17/31 (Call 02/17/31)(a)	EUR	400	331,432
EXOR NV
0.88%, 01/19/31 (Call 10/19/30)(a)	EUR	200	166,237
1.75%, 01/18/28 (Call 10/18/27)(a)	EUR	200	193,684
Heineken NV
1.00%, 05/04/26 (Call 02/04/26)(a)	EUR	370	366,202
1.25%, 03/17/27 (Call 12/17/26)(a)	EUR	350	341,692
1.75%, 05/07/40 (Call 11/07/39)(a)	EUR	300	223,425
2.25%, 03/30/30 (Call 12/30/29)(a)	EUR	200	192,493
4.13%, 03/23/35 (Call 12/23/34)(a)	EUR	200	208,545
ING Bank NV
0.75%, 02/18/29(a)	EUR	400	368,687
0.88%, 04/11/28(a)	EUR	700	663,657
1.00%, 02/17/37(a)	EUR	300	223,717
3.00%, 02/15/33(a)	EUR	500	502,872
ING Groep NV
0.25%, 02/18/29 (Call 02/18/28), (3-mo. EURIBOR + 0.680%)(a)(b)	EUR	600	528,852
0.25%, 02/01/30 (Call 02/01/29), (3-mo. EURIBOR + 0.700%)(a)(b)	EUR	600	506,883
1.00%, 11/16/32 (Call 08/16/27)(a)(b)	EUR	500	443,753
1.13%, 02/14/25(a)	EUR	600	611,140
1.13%, 12/07/28 (Call 12/07/27), (1-day SONIA + 0.905%)(a)(b)	GBP	300	301,977
1.25%, 02/16/27 (Call 02/16/26), (3-mo. EURIBOR + 0.850%)(a)(b)	EUR	700	688,731
2.00%, 09/20/28(a)	EUR	300	288,970
2.13%, 05/26/31 (Call 02/26/26)(a)(b)	EUR	300	293,600
2.50%, 11/15/30(a)	EUR	400	382,459
4.50%, 05/23/29 (Call 05/23/28), (3-mo. EURIBOR + 1.600%)(a)(b)	EUR	500	526,576
5.00%, 02/20/35 (Call 11/20/29)(a)(b)	EUR	200	203,507
JDE Peet’s NV, 1.13%, 06/16/33 (Call 03/16/33)(a)	EUR	225	175,017
Koninklijke Ahold Delhaize NV, 0.25%, 06/26/25 (Call 03/26/25)(a)	EUR	352	351,355
Koninklijke DSM NV, 1.00%, 04/09/25 (Call 01/09/25)(a)	EUR	470	476,899
Koninklijke KPN NV
0.88%, 11/15/33 (Call 08/15/33)(a)	EUR	300	232,397
5.63%, 09/30/24(a)	EUR	200	214,537
5.75%, 09/17/29(a)	GBP	260	310,162
Koninklijke Philips NV
1.88%, 05/05/27 (Call 02/05/27)(a)	EUR	400	391,704

Security		Par (000)	Value

Netherlands (continued)
2.00%, 03/30/30 (Call 12/30/29)(a)	EUR	300	$273,083
LeasePlan Corp. NV, 1.38%, 03/07/24(a)	EUR	200	209,598
Louis Dreyfus Co. BV
1.63%, 04/28/28 (Call 01/28/28)(a)	EUR	100	93,902
2.38%, 11/27/25 (Call 08/27/25)(a)	EUR	300	305,642
Nationale-Nederlanden Bank NV Netherlands (The)
0.05%, 09/24/35(a)	EUR	300	204,979
0.63%, 09/11/25(a)	EUR	500	499,787
1.00%, 09/25/28(a)	EUR	200	188,093
Nederlandse Gasunie NV, 1.38%, 10/16/28 (Call 07/16/28)(a)	EUR	400	377,680
Nederlandse Waterschapsbank NV
0.25%, 01/19/32(a)	EUR	400	328,284
0.50%, 04/29/30(a)	EUR	500	442,353
0.63%, 02/06/29(a)	EUR	200	184,421
1.00%, 09/03/25(a)	EUR	400	404,578
1.00%, 03/01/28(a)	EUR	600	577,096
1.25%, 06/07/32(a)	EUR	100	88,684
1.50%, 06/15/39(a)	EUR	200	155,722
1.63%, 01/29/48(a)	EUR	200	139,972
3.45%, 07/17/28(a)	AUD	300	175,958
NIBC Bank NV
0.13%, 11/25/30(a)	EUR	400	332,514
0.13%, 04/21/31(a)	EUR	100	81,854
1.00%, 09/11/28(a)	EUR	200	187,862
NN Group NV
4.63%, 01/13/48 (Call 01/13/28), (3-mo. EURIBOR + 4.950%)(a)(b)	EUR	200	201,372
5.25%, 03/01/43 (Call 08/30/32), (3-mo. EURIBOR + 4.200%)(a)(b)	EUR	200	197,109
6.00%, 11/03/43 (Call 05/03/33), (3-mo. EURIBOR + 4.000%)(a)(b)	EUR	100	102,726
PostNL NV, 0.63%, 09/23/26 (Call 06/23/26)	EUR	200	192,380
Royal Schiphol Group NV
1.50%, 11/05/30 (Call 08/05/30)(a)	EUR	500	448,274
2.00%, 04/06/29 (Call 01/06/29)(a)	EUR	550	527,317
Shell International Finance BV
0.13%, 11/08/27(a)	EUR	300	275,809
0.88%, 08/21/28(a)	CHF	125	132,101
0.88%, 11/08/39(a)	EUR	300	188,681
1.25%, 05/12/28(a)	EUR	420	398,226
1.25%, 11/11/32(a)	EUR	300	251,354
1.88%, 09/15/25(a)	EUR	610	623,724
1.88%, 04/07/32(a)	EUR	360	323,518
Stedin Holding NV, 1.38%, 09/19/28 (Call 06/19/28)(a)	EUR	500	469,577
TenneT Holding BV
0.88%, 06/16/35 (Call 03/16/35)(a)	EUR	650	557,033
1.00%, 06/13/26 (Call 03/13/26)(a)	EUR	200	201,181
1.38%, 06/26/29 (Call 03/26/29)(a)	EUR	550	531,659
1.50%, 06/03/39 (Call 03/03/39)(a)	EUR	594	520,805
2.00%, 06/05/34 (Call 03/05/34)(a)	EUR	650	595,591
2.75%, 05/17/42 (Call 12/17/41)(a)	EUR	400	365,660
Universal Music Group NV, 4.00%, 06/13/31(a)	EUR	200	206,298
Van Lanschot Kempen Wealth Management NV, 0.88%, 02/15/27(a)	EUR	200	193,899
Vesteda Finance BV, 2.00%, 07/10/26 (Call 04/10/26)(a)	EUR	450	447,591
Viterra Finance BV, 1.00%, 09/24/28 (Call 06/24/28)(a)	EUR	300	267,906

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Netherlands (continued)
Wolters Kluwer NV
0.75%, 07/03/30 (Call 04/03/30)(a)	EUR	250	$215,465
1.50%, 03/22/27 (Call 12/22/26)(a)	EUR	200	195,732

			49,696,566

New Zealand — 0.1%
ANZ New Zealand Int’l Ltd./London, 0.38%, 09/17/29(a)	EUR	100	85,792
ASB Bank Ltd.
0.63%, 10/18/24(a)	EUR	200	204,745
0.75%, 03/13/24(a)	EUR	300	313,534
4.50%, 03/16/27(a)	EUR	300	319,436
Bank of New Zealand, 0.00%, 06/15/28(a)	EUR	400	356,143
BNZ International Funding Ltd/London, 0.63%, 07/03/25(a)	EUR	200	200,464
Westpac Sec NZ/London Covered, 0.00%, 06/08/28(a)	EUR	200	178,080
Westpac Securities NZ Ltd./London
0.38%, 02/05/24(a)	CHF	150	164,199
0.43%, 12/14/26(a)	EUR	400	376,624
0.50%, 01/17/24(a)	EUR	200	210,102

			2,409,119

Norway — 0.3%
Avinor AS, 1.00%, 04/29/25 (Call 01/29/25)(a)	EUR	450	454,495
DNB Bank ASA
0.38%, 01/18/28 (Call 01/18/27), (3-mo. EURIBOR + 0.320%)(a)(b)	EUR	600	564,252
2.63%, 06/10/26 (Call 06/10/25)(a)(b)	GBP	550	633,631
3.63%, 02/16/27 (Call 02/16/26), (3-mo. EURIBOR + 0.630%)(a)(b)	EUR	389	405,826
4.00%, 03/14/29 (Call 03/14/28), (3-mo. EURIBOR + 0.650%)(a)(b)	EUR	100	105,333
4.50%, 07/19/28 (Call 07/19/27), (3-mo. EURIBOR + 1.000%)(a)(b)	EUR	500	531,230
4.63%, 02/28/33 (Call 11/28/27)(a)(b)	EUR	100	103,584
DNB Boligkreditt AS
0.00%, 10/08/27(a)	EUR	200	184,513
0.00%, 05/12/28(a)	EUR	500	451,372
0.25%, 09/07/26(a)	EUR	400	385,671
0.38%, 11/20/24(a)	EUR	100	102,015
0.63%, 01/14/26(a)	EUR	400	396,488
Eika Boligkreditt AS
0.00%, 03/12/27	EUR	200	188,141
0.00%, 03/23/28(a)	EUR	500	454,861
0.50%, 08/28/25(a)	EUR	200	199,799
Equinor ASA
0.75%, 05/22/26 (Call 03/22/26)(a)	EUR	450	441,965
1.38%, 05/22/32 (Call 02/22/32)(a)	EUR	500	433,251
1.63%, 11/09/36 (Call 08/09/36)(a)	EUR	200	158,393
4.25%, 04/10/41(a)	GBP	290	296,080
6.88%, 03/11/31(a)	GBP	300	394,198
Santander Consumer Bank AS, 0.13%, 02/25/25(a)	EUR	300	300,237
Sparebank 1 Boligkreditt, 0.05%, 11/03/28(a)	EUR	500	443,673
SpareBank 1 Boligkreditt AS
0.13%, 05/14/26(a)	EUR	200	193,741
0.13%, 11/05/29(a)	EUR	300	257,649
0.13%, 05/12/31(a)	EUR	450	364,824
0.25%, 08/30/26(a)	EUR	200	192,661
0.50%, 01/30/25(a)	EUR	350	355,400
1.00%, 01/30/29(a)	EUR	500	463,416

Security		Par (000)	Value

Norway (continued)
1.75%, 12/18/23(a)	GBP	200	$241,869
SpareBank 1 Oestlandet, 0.25%, 09/30/24(a)	EUR	250	254,962
SpareBank 1 SMN, 0.00%, 02/18/28(a)	EUR	300	267,255
SpareBank 1 SR-Bank ASA, 0.38%, 07/15/27 (Call 07/15/26), (3-mo. EURIBOR + 0.750%)(a)(b)	EUR	400	376,588
Sparebanken Soer Boligkreditt AS, 0.50%, 02/06/26(a)	EUR	200	197,307
Sparebanken Vest Boligkreditt AS
0.00%, 11/24/25(a)	EUR	500	491,497
0.50%, 02/12/26(a)	EUR	400	394,538
SR-Boligkreditt AS
0.00%, 10/08/26	EUR	100	95,630
0.00%, 09/08/28(a)	EUR	350	312,439
0.75%, 10/17/25(a)	EUR	300	300,273
1.63%, 03/15/28(a)	EUR	500	488,340
Statkraft AS, 1.50%, 03/26/30 (Call 12/26/29)(a)	EUR	550	508,036
Storebrand Livsforsikring AS, 1.88%, 09/30/51 (Call 03/31/31), (6-mo. EURIBOR + 2.950%)(a)(b)	EUR	100	77,084
Telenor ASA
0.25%, 02/14/28 (Call 11/14/27)(a)	EUR	500	456,195
0.88%, 02/14/35 (Call 11/14/34)(a)	EUR	496	369,234
2.63%, 12/06/24(a)	EUR	340	353,898
4.00%, 10/03/30(a)	EUR	300	319,120

			14,960,964

Poland — 0.0%
PKO Bank Hipoteczny SA, 0.75%, 08/27/24(a)	EUR	100	102,918

Portugal — 0.1%
Banco Santander Totta SA
0.88%, 04/25/24(a)	EUR	200	208,379
1.25%, 09/26/27(a)	EUR	300	291,066
3.38%, 04/19/28(a)	EUR	200	208,469
Caixa Economica Montepio Geral Caixa
Economica Bancaria SA, 0.13%, 11/14/24(a)	EUR	200	203,270
Cia. de Seguros Fidelidade SA, 4.25%, 09/04/31 (Call 09/04/26)(a)(b)	EUR	200	181,448
EDP Finance BV
0.38%, 09/16/26 (Call 06/16/26)(a)	EUR	602	575,849
1.88%, 10/13/25(a)	EUR	200	203,700
1.88%, 09/21/29 (Call 06/21/29)(a)	EUR	200	186,448
EDP Servicios Financieros Espana SA, 4.38%, 04/04/32(a)	EUR	300	315,209
Ren Finance BV
0.50%, 04/16/29 (Call 01/16/29)(a)	EUR	200	176,177
1.75%, 01/18/28 (Call 10/18/27)(a)	EUR	100	96,776

			2,646,791

Romania — 0.0%
NE Property BV, 3.38%, 07/14/27 (Call 04/14/27)(a)	EUR	225	214,359

Singapore — 0.0%
DBS Bank Ltd., 0.38%, 11/21/24(a)	EUR	400	407,631
Temasek Financial I Ltd.
0.50%, 11/20/31 (Call 08/20/31)(a)	EUR	450	367,559
3.50%, 02/15/33 (Call 11/15/32)(a)	EUR	250	255,316
United Overseas Bank Ltd.
0.00%, 12/01/27(a)	EUR	225	205,452
0.50%, 01/16/25(a)	EUR	230	233,481

			1,469,439

100	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Slovakia — 0.0%
Slovenska Sporitelna AS, 0.13%, 06/12/26(a)	EUR	200	$192,188
Vseobecna Uverova Banka AS
0.00%, 06/23/25(a)	EUR	300	297,026
3.50%, 10/13/26(a)	EUR	300	313,647

			802,861

South Africa — 0.0%
Anglo American Capital PLC
1.63%, 09/18/25(a)	EUR	300	302,948
4.75%, 09/21/32 (Call 06/21/32)(a)	EUR	500	516,577

			819,525

South Korea — 0.0%
Kookmin Bank, 0.05%, 07/15/25(a)	EUR	100	99,052
Shinhan Bank Co. Ltd., 0.25%, 10/16/24(a)	EUR	450	457,616

			556,668

Spain — 0.8%
Abanca Corp. Bancaria SA, 5.88%, 04/02/30 (Call 04/02/29)(a)(b)	EUR	300	312,822
Abertis Infraestructuras SA
1.00%, 02/27/27(a)	EUR	300	289,775
1.25%, 02/07/28 (Call 11/06/27)(a)	EUR	200	186,059
1.63%, 07/15/29 (Call 04/15/29)(a)	EUR	300	272,345
1.88%, 03/26/32 (Call 12/26/31)(a)	EUR	100	84,907
2.25%, 03/29/29 (Call 12/29/28)(a)	EUR	400	376,677
2.38%, 09/27/27 (Call 06/27/27)(a)	EUR	200	198,916
3.00%, 03/27/31 (Call 12/27/30)(a)	EUR	200	188,810
Acciona Energia Financiacion Filiales SA, 5.13%, 04/23/31(a)	EUR	200	210,970
Aena SME SA, 4.25%, 10/13/30(a)	EUR	100	106,524
Amadeus IT Group SA, 2.50%, 05/20/24 (Call 02/20/24)(a)	EUR	200	209,691
AyT Cedulas Cajas X Fondo de Titulizacion de Activos, Series X, 3.75%, 06/30/25	EUR	700	736,925
Banco Bilbao Vizcaya Argentaria SA
0.38%, 11/15/26(a)	EUR	600	570,791
0.88%, 11/22/26(a)	EUR	500	488,314
0.88%, 01/14/29 (Call 01/14/28), (3-mo. EURIBOR + 0.820%)(a)(b)	EUR	600	546,377
1.75%, 11/26/25(a)	EUR	600	606,324
3.50%, 02/10/27(a)	EUR	500	513,194
4.13%, 05/10/26, (3-mo. EURIBOR + 0.670%)(a)(b)	EUR	400	422,127
Banco de Sabadell SA
0.13%, 02/10/28(a)	EUR	400	364,603
0.63%, 11/07/25 (Call 11/07/24)(a)(b)	EUR	500	508,124
1.00%, 04/26/27(a)	EUR	400	386,413
Banco Santander SA
0.10%, 02/27/32	EUR	300	233,875
0.13%, 06/04/30(a)	EUR	500	417,172
0.25%, 07/10/29(a)	EUR	200	174,304
0.30%, 10/04/26(a)	EUR	500	478,051
0.50%, 03/24/27 (Call 03/24/26), (3-mo. EURIBOR + 0.850%)(a)(b)	EUR	600	575,911
0.63%, 06/24/29 (Call 06/24/28)(a)(b)	EUR	700	620,116
0.88%, 05/09/31(a)	EUR	600	513,870
1.00%, 04/07/25(a)	EUR	400	406,472
1.13%, 11/27/24(a)	EUR	200	205,435
1.13%, 10/25/28(a)	EUR	400	375,440
1.50%, 01/25/26(a)	EUR	400	403,253
1.63%, 10/22/30(a)	EUR	500	415,855
2.00%, 11/27/34(a)	EUR	100	87,562

Security		Par (000)	Value

Spain (continued)
2.13%, 02/08/28(a)	EUR	400	$380,950
2.38%, 09/08/27(a)	EUR	500	505,786
2.50%, 03/18/25(a)	EUR	500	514,749
3.75%, 01/16/26(a)	EUR	400	419,531
3.88%, 01/16/28(a)	EUR	200	209,412
4.25%, 06/12/30(a)	EUR	400	421,530
4.75%, 08/30/28 (Call 08/30/27)(a)(b)	GBP	500	578,396
Bankinter SA
0.63%, 10/06/27(a)	EUR	400	367,934
1.00%, 02/05/25(a)	EUR	200	203,633
1.25%, 12/23/32 (Call 06/23/27)(a)(b)	EUR	200	177,146
3.05%, 05/29/28(a)	EUR	300	308,680
CaixaBank SA
0.75%, 07/09/26(a)	EUR	200	193,596
0.75%, 07/10/26 (Call 07/10/25), (3-mo. EURIBOR + 1.170%)(a)(b)	EUR	300	299,296
0.75%, 05/26/28 (Call 05/26/27), (3-mo. EURIBOR + 1.000%)(a)(b)	EUR	600	553,897
1.00%, 06/25/24(a)	EUR	200	207,437
1.00%, 09/25/25(a)	EUR	200	200,765
1.00%, 01/17/28(a)	EUR	200	190,408
1.13%, 03/27/26(a)	EUR	900	886,487
1.25%, 01/11/27(a)	EUR	400	392,431
1.25%, 06/18/31 (Call 03/18/26)(a)(b)	EUR	300	284,396
1.50%, 12/03/26 (Call 12/03/25)(a)(b)	GBP	400	437,951
2.63%, 03/21/24	EUR	200	210,421
4.00%, 02/03/25	EUR	300	317,234
4.13%, 03/24/36	EUR	300	320,291
4.25%, 09/06/30(a)	EUR	600	627,094
6.13%, 05/30/34 (Call 11/30/28)(a)(b)	EUR	400	418,383
6.25%, 02/23/33 (Call 11/23/27)(a)(b)	EUR	100	106,100
Canal de Isabel II Gestion SA, 1.68%, 02/26/25(a)	EUR	200	204,823
Cedulas TDA 6 Fond de Titulizacion de Activos, 3.88%, 05/23/25	EUR	400	422,249
Enagas Financiaciones SA
0.75%, 10/27/26 (Call 07/27/26)(a)	EUR	100	97,171
1.38%, 05/05/28(a)	EUR	400	386,396
FCC Aqualia SA, 2.63%, 06/08/27 (Call 03/08/27)(a)	EUR	250	249,383
FCC Servicios Medio Ambiente Holding SA, 1.66%, 12/04/26 (Call 09/23/26)(a)	EUR	100	97,405
Ferrovial Emisiones SA
1.38%, 03/31/25(a)	EUR	200	203,703
2.50%, 07/15/24(a)	EUR	200	209,170
Iberdrola Finanzas SA
1.00%, 03/07/24 (Call 12/07/23)(a)	EUR	200	209,410
1.00%, 03/07/25 (Call 12/07/24)(a)	EUR	500	508,760
1.38%, 03/11/32 (Call 12/11/31)(a)	EUR	200	175,133
1.58%, (Call 08/16/27)(a)(b)(c)	EUR	500	446,687
1.62%, 11/29/29 (Call 05/30/29)(a)	EUR	200	190,702
3.63%, 07/13/33(a)	EUR	600	607,954
Iberdrola International BV
3.25%, 11/12/24 (Call 11/12/24)(a)(b)	EUR	400	412,202
Series NC8, 2.25%, (Call 01/28/29)(a)(b)(c)	EUR	300	261,086
Series NC9, 1.83%, (Call 08/09/29)(a)(b)(c)	EUR	200	165,626
Inmobiliaria Colonial SOCIMI SA
1.35%, 10/14/28 (Call 07/14/28)(a)	EUR	100	91,489
2.00%, 04/17/26(a)	EUR	300	301,255
Liberbank SA, 0.25%, 09/25/29(a)	EUR	300	257,760

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Spain (continued)
Mapfre SA
1.63%, 05/19/26(a)	EUR	100	$101,528
4.38%, 03/31/47 (Call 03/31/27), (3-mo. EURIBOR + 4.543%)(a)(b)	EUR	300	302,469
Merlin Properties SOCIMI SA
1.75%, 05/26/25 (Call 02/26/25)(a)	EUR	105	106,465
1.88%, 11/02/26 (Call 08/02/26)(a)	EUR	325	321,303
1.88%, 12/04/34 (Call 09/04/34)(a)	EUR	200	146,921
Naturgy Finance BV
1.25%, 04/19/26 (Call 01/19/26)(a)	EUR	500	496,363
1.50%, 01/29/28 (Call 10/29/27)(a)	EUR	300	288,579
NorteGas Energia Distribucion SAU, 2.07%, 09/28/27 (Call 06/28/27)(a)	EUR	200	192,067
Programa Cedulas TDA Fondo de Titulizacion de Activos
4.25%, 03/28/27	EUR	200	215,592
Series A6, 4.25%, 04/10/31	EUR	600	656,783
Red Electrica Financiaciones SAU, 1.00%, 04/21/26(a)	EUR	200	198,617
Redeia Corp. SA, 0.88%, 04/14/25 (Call 01/14/25)(a)	EUR	300	303,554
Repsol Europe Finance Sarl, 0.88%, 07/06/33 (Call 01/06/33)(a)	EUR	500	388,214
Repsol International Finance BV
0.13%, 10/05/24 (Call 07/05/24)(a)	EUR	400	407,973
0.25%, 08/02/27 (Call 05/02/27)(a)	EUR	900	832,924
Santander Consumer Finance SA
0.38%, 06/27/24(a)	EUR	500	516,577
0.50%, 01/14/27(a)	EUR	400	376,216
Telefonica Emisiones SA
1.20%, 08/21/27 (Call 05/21/27)(a)	EUR	200	191,998
1.53%, 01/17/25(a)	EUR	200	205,455
1.79%, 03/12/29 (Call 12/12/28)(a)	EUR	200	190,957
1.81%, 05/21/32 (Call 11/21/31)(a)	EUR	500	441,234
1.96%, 07/01/39 (Call 01/01/39)(a)	EUR	125	93,167
2.32%, 10/17/28(a)	EUR	100	98,380
2.93%, 10/17/29(a)	EUR	300	300,834
Telefonica Emisiones SAU
1.46%, 04/13/26(a)	EUR	300	300,502
1.72%, 01/12/28(a)	EUR	500	485,255

			35,880,229

Supranational — 0.4%
Asian Development Bank
1.40%, 02/06/37	EUR	200	161,983
4.50%, 06/20/30	AUD	1,160	695,455
Council of Europe
0.00%, 01/20/31(a)	EUR	700	586,141
0.38%, 12/15/25(a)	GBP	300	330,582
Council of Europe Development Bank
0.38%, 03/27/25(a)	EUR	300	303,444
0.75%, 01/24/28(a)	EUR	200	191,389
2.88%, 04/13/30(a)	EUR	1,000	1,034,281
European Financial Stability Facility
0.88%, 09/05/28(a)	EUR	700	663,500
3.00%, 12/15/28(a)	EUR	2,100	2,196,568
3.38%, 08/30/38(a)	EUR	1,000	1,001,126
European Investment Bank
2.75%, 07/30/30(a)	EUR	1,000	1,024,501
3.00%, 11/15/28(a)	EUR	1,500	1,571,595
3.00%, 07/15/33(a)	EUR	500	509,985
3.88%, 04/12/28(a)	GBP	100	117,638

Security		Par (000)	Value

Supranational (continued)
4.88%, 12/16/30(a)	GBP	500	$613,669
European Stability Mechanism
3.00%, 03/15/28(a)	EUR	500	525,244
3.00%, 08/23/33(a)	EUR	1,000	1,019,716
European Union, 3.38%, 10/04/38(a)	EUR	2,556	2,542,479
Inter-American Development Bank
0.50%, 09/15/26	GBP	300	321,643
4.00%, 12/17/29	GBP	200	233,504
International Bank for Reconstruction & Development
0.00%, 01/15/27	EUR	500	478,276
0.00%, 04/24/28	EUR	300	275,541
0.10%, 09/17/35	EUR	400	282,442
1.20%, 08/08/34	EUR	1,000	841,931
3.10%, 04/14/38	EUR	300	295,491
3.45%, 09/13/38	EUR	850	867,440
4.88%, 08/15/30	GBP	500	613,127
Nordic Investment Bank, 2.50%, 01/30/30(a)	EUR	300	304,634

			19,603,325

Sweden — 0.8%
Akelius Residential Property AB, 2.38%, 08/15/25 (Call 05/15/25)(a)	GBP	100	112,254
Akelius Residential Property Financing BV
0.75%, 02/22/30 (Call 11/22/29)(a)	EUR	200	155,105
1.00%, 01/17/28 (Call 10/17/27)(a)	EUR	300	261,705
Alfa Laval Treasury Internationl Co., 1.38%, 02/18/29 (Call 11/18/28)(a)	EUR	200	185,194
Atlas Copco AB, 0.63%, 08/30/26 (Call 05/30/26)(a)	EUR	100	97,157
Balder Finland OYJ
1.00%, 01/20/29 (Call 10/20/28)(a)	EUR	100	71,083
2.00%, 01/18/31 (Call 10/18/30)(a)	EUR	200	134,775
Castellum Helsinki Finance Holding Abp, 0.88%, 09/17/29 (Call 06/17/29)(a)	EUR	300	226,358
Danske Hypotek AB, Series 2512, 1.00%, 12/17/25(a)	SEK	6,000	505,190
EQT AB, 2.88%, 04/06/32 (Call 01/06/32)(a)	EUR	300	255,934
Essity AB, 0.25%, 02/08/31 (Call 11/08/30)(a)	EUR	300	264,503
Fastighets AB Balder
1.13%, 01/29/27 (Call 10/29/26)(a)	EUR	250	209,948
1.25%, 01/28/28 (Call 10/28/27)(a)	EUR	100	79,026
H&M Finance BV, 0.25%, 08/25/29 (Call 05/25/29)(a)	EUR	150	125,670
Heimstaden Bostad Treasury BV
1.00%, 04/13/28 (Call 01/13/28)(a)	EUR	100	75,923
1.38%, 03/03/27 (Call 12/03/26)	EUR	300	250,792
1.63%, 10/13/31 (Call 07/13/31)(a)	EUR	300	188,087
Hemso Treasury OYJ, 0.00%, 01/19/28 (Call 10/19/27)(a)	EUR	117	101,464
Investor AB
1.50%, 09/12/30 (Call 06/12/30)(a)	EUR	200	182,400
1.50%, 06/20/39 (Call 03/20/39)(a)	EUR	200	142,469
Lansforsakringar Hypotek AB
0.00%, 09/27/28(a)	EUR	500	445,205
0.50%, 09/20/28(a)	SEK	6,000	456,038
0.63%, 03/27/25(a)	EUR	200	202,380
3.00%, 09/19/29(a)	SEK	18,000	1,528,211
Series 519, 1.50%, 09/16/26(a)	SEK	6,000	502,680
Nordea Hypotek AB
0.50%, 09/16/26(a)	SEK	4,000	325,555
1.00%, 09/17/25(a)	SEK	10,000	847,412

102	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Sweden (continued)
3.50%, 09/20/28(a)	SEK	4,000	$350,958
Series 5537, 1.00%, Series 5537, 06/16/27(a) .	SEK	18,000	1,456,055
Sagax Euro Mtn NL BV, 0.75%, 01/26/28 (Call 10/26/27)(a)	EUR	300	256,647
Sandvik AB, 0.38%, 11/25/28 (Call 08/25/28)(a)	EUR	300	266,062
SBAB Bank AB, 0.50%, 05/13/25(a)	EUR	600	601,736
Skandinaviska Enskilda, 0.38%, 06/21/28(a)	EUR	400	354,667
Skandinaviska Enskilda Banken AB
0.38%, 02/09/26(a)	EUR	600	589,943
0.63%, 11/12/29(a)	EUR	400	340,325
0.75%, 06/28/27(a)	EUR	500	479,102
1.00%, 12/19/29(a)	SEK	4,000	300,396
1.75%, 11/11/26(a)	EUR	600	594,489
3.00%, 11/06/28(a)	SEK	2,000	171,348
3.25%, 05/04/28(a)	EUR	400	417,941
4.00%, 11/09/26(a)	EUR	400	420,411
Series 579, 1.00%, 12/18/24(a)	SEK	8,000	691,425
Series 580, 1.00%, 12/17/25(a)	SEK	4,000	336,728
Series 581, 0.50%, Series 581, 12/16/26(a)	SEK	4,000	322,899
SKF AB, 0.25%, 02/15/31 (Call 11/15/30)(a)	EUR	100	78,887
Stadshypotek AB
0.00%, 11/24/28(a)	EUR	400	354,043
0.00%, 09/30/30(a)	EUR	400	329,297
0.13%, 10/05/26(a)	EUR	200	191,670
0.38%, 12/06/24(a)	EUR	200	203,745
0.50%, 07/11/25(a)	EUR	300	300,842
1.50%, 03/01/24(a)	SEK	16,000	1,421,332
2.50%, 12/01/27(a)	SEK	8,000	678,453
3.63%, 06/20/28(a)	SEK	4,000	353,947
Series 1589, 1.50%, 12/03/24(a)	SEK	6,000	522,072
Series 1590, 1.00%, 09/03/25(a)	SEK	2,000	169,685
Series 1591, 0.50%, 06/01/26(a)	SEK	10,000	821,632
Series 1592, 1.00%, 03/01/27(a)	SEK	14,000	1,142,158
Series 1594, 2.00%, 09/01/28(a)	SEK	10,000	819,925
Svenska Handelsbanken AB
0.05%, 09/06/28(a)	EUR	300	262,723
1.00%, 04/15/25(a)	EUR	500	507,116
1.38%, 02/23/29(a)	EUR	550	505,109
2.63%, 09/05/29(a)	EUR	400	392,247
3.25%, 06/01/33 (Call 06/01/28)(a)(b)	EUR	100	97,782
3.38%, 02/17/28(a)	EUR	350	360,525
Sveriges Sakerstallda Obligationer AB
0.00%, 03/14/30(a)	EUR	1,000	841,134
0.38%, 06/05/29(a)	EUR	100	88,386
0.50%, 01/29/25(a)	EUR	200	202,982
0.88%, 03/29/27(a)	EUR	300	290,144
2.00%, 06/17/26(a)	SEK	5,000	426,630
Series 148, 0.25%, 06/09/27(a)	SEK	8,000	629,884
Swedbank AB
0.30%, 05/20/27 (Call 05/20/26)(a)(b)	EUR	450	428,561
1.38%, 12/08/27 (Call 12/08/26)(a)(b)	GBP	100	105,178
2.10%, 05/25/27(a)	EUR	500	493,620
4.25%, 07/11/28(a)	EUR	1,000	1,046,234
Swedbank Hypotek AB
0.50%, 02/05/26(a)	EUR	500	493,197
1.00%, 06/18/25(a)	SEK	8,600	733,570
1.00%, 03/18/26(a)	SEK	4,000	334,709
1.00%, 03/17/27(a)	SEK	2,000	162,958
1.38%, 05/31/27(a)	EUR	400	392,724
3.00%, 03/15/28(a)	SEK	2,000	172,540
3.13%, 07/05/28(a)	EUR	250	259,429

Security		Par (000)	Value

Sweden (continued)
Series 194, 1.00%, 09/18/24(a)	SEK	7,000	$609,484
Tele2 AB, 2.13%, 05/15/28 (Call 02/15/28)(a)	EUR	225	218,717
Telefonaktiebolaget LM Ericsson, 1.13%, 02/08/27 (Call 11/08/26)(a)	EUR	300	280,437
Telia Co. AB
1.38%, 05/11/81 (Call 02/11/26)(a)(b)	EUR	100	94,830
2.13%, 02/20/34 (Call 11/20/33)(a)	EUR	400	350,263
2.75%, 06/30/83 (Call 03/31/28)(a)(b)	EUR	300	278,259
Vattenfall AB
0.13%, 02/12/29 (Call 11/12/28)(a)	EUR	300	262,403
6.88%, 04/15/39(a)	GBP	360	466,407
Volvo Treasury AB
1.63%, 09/18/25 (Call 08/18/25)(a)	EUR	500	506,456
2.00%, 08/19/27 (Call 05/19/27)(a)	EUR	300	296,498

			35,862,474

Switzerland — 0.8%
Adecco International Financial Services BV
1.00%, 03/21/82 (Call 12/21/26)(a)(b)	EUR	200	168,199
1.25%, 11/20/29 (Call 08/20/29)(a)	EUR	225	202,087
Argentum Netherlands BV for Givaudan SA
1.13%, 09/17/25 (Call 06/17/25)(a)	EUR	300	300,943
2.00%, 09/17/30 (Call 06/17/30)(a)	EUR	200	186,430
Argentum Netherlands BV for Zurich Insurance Co. Ltd.
2.75%, 02/19/49 (Call 02/19/29), (3-mo. EURIBOR + 3.200%)(a)(b)	EUR	100	93,189
3.50%, 10/01/46 (Call 10/01/26), (3-mo. EURIBOR + 3.950%)(a)(b)	EUR	200	201,662
Cloverie PLC for Zurich Insurance Co. Ltd.,
1.50%, 12/15/28 (Call 09/15/28)(a)	EUR	250	236,789
Credit Suisse AG
0.25%, 01/05/26(a)	EUR	400	386,356
5.50%, 08/20/26(a)	EUR	500	543,095
Credit Suisse Group AG
0.63%, 01/18/33(a)	EUR	300	215,658
0.65%, 01/14/28 (Call 01/14/27)(a)(b)	EUR	550	509,171
1.00%, 06/24/27 (Call 06/24/26)(a)(b)	EUR	880	842,257
2.13%, 11/15/29 (Call 11/15/28)(a)(b)	GBP	200	198,203
2.88%, 04/02/32 (Call 04/02/31)(a)(b)	EUR	200	183,454
7.00%, 09/30/27 (Call 09/30/26)(a)(b)	GBP	500	611,703
7.75%, 03/01/29 (Call 03/01/28)(a)(b)	EUR	300	351,827
Credit Suisse Schweiz AG, 0.00%, 10/31/30(a)	CHF	460	439,726
ELM BV for Swiss Life Insurance & Pension Group, 4.50%, (Call 05/19/27), (3-mo. EURIBOR + 5.100%)(a)(b)(c)	EUR	200	202,150
Firmenich Productions Participations SAS, 1.75%, 04/30/30 (Call 01/30/30)(a)	EUR	200	184,181
Helvetia Europe SA, 2.75%, 09/30/41 (Call 06/30/31)(a)(b)	EUR	100	84,880
Holcim Finance Luxembourg SA
0.50%, 09/03/30 (Call 06/03/30)(a)	EUR	200	162,728
0.50%, 04/23/31 (Call 01/23/31)(a)	EUR	350	278,978
0.63%, 04/06/30 (Call 01/06/30)(a)	EUR	250	209,254
2.25%, 05/26/28 (Call 02/26/28)(a)	EUR	300	294,160
Lunar Funding V for Swisscom AG, 1.13%, 10/12/26(a)	EUR	610	598,634
Novartis Finance SA
0.63%, 09/20/28(a)	EUR	100	93,287
1.38%, 08/14/30 (Call 05/14/30)(a)	EUR	520	480,924

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Switzerland (continued)
Pfandbriefbank schweizerischer
Hypothekarinstitute AG
0.00%, 02/25/28(a)	CHF	500	$514,525
0.00%, 02/26/30(a)	CHF	1,900	1,884,982
0.00%, 05/10/45(a)	CHF	1,550	1,154,118
0.00%, 08/26/49(a)	CHF	600	415,699
0.13%, 09/23/32(a)	CHF	200	190,708
0.25%, 10/06/42(a)	CHF	400	330,814
2.00%, 03/03/33(a)	CHF	100	112,328
2.00%, 04/02/38(a)	CHF	400	451,824
Series 640, 0.38%, 09/23/43(a)	CHF	200	167,476
Series 670, 0.00%, 07/29/24(a)	CHF	500	542,371
Series 675, 0.00%, 06/15/27(a)	CHF	2,400	2,496,514
Series 682, 0.00%, 04/06/27(a)	CHF	1,000	1,043,727
Series 691, 0.25%, 03/15/41(a)	CHF	200	169,034
Series 695, 0.00%, 10/26/29(a)	CHF	800	799,807
Series 696, 0.13%, 11/19/32(a)	CHF	500	475,636
Series 697, 0.00%, 05/20/41(a)	CHF	1,500	1,202,733
Series 700, 0.13%, 03/19/31(a)	CHF	300	294,395
Pfandbriefzentrale der schweizerischen Kantonalbanken AG
0.00%, 03/13/28(a)	CHF	300	308,265
1.85%, 11/26/38(a)	CHF	500	554,578
Series 482, 0.00%, 06/14/24(a)	CHF	1,600	1,739,172
Series 483, 0.00%, 01/27/27(a)	CHF	2,500	2,616,003
Series 515, 0.10%, 12/03/31(a)	CHF	500	482,737
Series 519, 0.13%, 04/23/32(a)	CHF	400	384,572
Series 526, 0.00%, 07/19/30(a)	CHF	1,000	984,546
Series 528, 0.00%, 03/15/30(a)	CHF	1,200	1,189,236
Series 529, 0.00%, 02/05/29(a)	CHF	500	505,893
Series 530, 0.00%, 03/18/33(a)	CHF	2,200	2,053,798
Series 531, 0.00%, 02/15/36(a)	CHF	700	614,918
Richemont International Holding SA
1.13%, 05/26/32 (Call 02/26/32)(a)	EUR	300	256,003
1.50%, 03/26/30 (Call 12/26/29)(a)	EUR	710	656,458
Sika Capital BV
1.50%, 04/29/31 (Call 01/29/31)(a)	EUR	200	177,127
3.75%, 05/03/30 (Call 02/03/30)(a)	EUR	250	259,082
Swiss Re Finance Luxembourg SA, 2.53%, 04/30/50 (Call 04/30/30)(a)(b)	EUR	100	91,425
Syngenta Finance NV, 3.38%, 04/16/26 (Call 01/16/26)(a)	EUR	550	564,001
UBS AG/London
0.00%, 03/31/26(a)	EUR	200	191,131
0.50%, 03/31/31(a)	EUR	700	555,877
UBS Group AG
0.25%, 01/29/26 (Call 01/29/25)(a)(b)	EUR	570	568,284
0.25%, 11/03/26 (Call 11/03/25)(a)(b)	EUR	500	482,032
0.25%, 11/05/28 (Call 11/05/27)(a)(b)	EUR	600	530,692
0.63%, 02/24/33(a)	EUR	200	146,365
1.88%, 11/03/29 (Call 11/03/28), (1-day SONIA + 0.960%)(a)(b)	GBP	200	196,302
2.75%, 06/15/27 (Call 06/15/26)(a)(b)	EUR	400	401,939
Zuercher Kantonalbank
0.00%, 05/15/26(a)	EUR	100	96,442
0.05%, 02/05/31(a)	CHF	500	487,334
4.16%, 06/08/29(a)(b)	EUR	400	419,882
Zurich Finance Ireland DAC, 5.13%, 11/23/52 (Call 08/23/32)(a)(b)	GBP	300	318,911

Security		Par (000)	Value

Switzerland (continued)
Zurich Finance Ireland Designated Activity Co., 1.63%, 06/17/39 (Call 03/17/39)(a)	EUR	100	$74,034

			38,413,655

United Arab Emirates — 0.0%
DP World Ltd./United Arab Emirates, 4.25%, 09/25/30(a)	GBP	250	262,526
Emirates Telecommunications Group Co. PJSC, 2.75%, 06/18/26(a)	EUR	600	610,415
First Abu Dhabi Bank PJSC, 0.13%, 02/16/26(a)	EUR	600	572,748
MDGH-GMTN BV, 6.88%, 03/14/26(a)	GBP	100	123,461

			1,569,150

United Kingdom — 1.8%
3i Group PLC, 3.75%, 06/05/40 (Call 03/05/40)(a)	GBP	200	169,459
Affinity Sutton Capital Markets PLC, 4.25%, 10/08/42(a)	GBP	100	93,652
Affordable Housing Finance PLC
2.89%, 08/11/45(a)	GBP	100	85,865
3.80%, 05/20/44(a)	GBP	100	100,055
Anglian Water Osprey Financing PLC, 4.00%, 03/08/26 (Call 12/08/25)(a)	GBP	200	221,583
Anglian Water Services Financing PLC
2.75%, 10/26/29 (Call 07/26/29)(a)	GBP	300	307,741
4.50%, 02/22/26(a)	GBP	350	413,480
Annington Funding PLC
2.65%, 07/12/25 (Call 06/12/25)(a)	GBP	200	227,488
3.18%, 07/12/29 (Call 04/12/29)(a)	GBP	240	241,520
3.69%, 07/12/34 (Call 04/12/34)(a)	GBP	300	274,069
Aspire Defence Finance PLC, Series B, 4.67%, 03/31/40	GBP	238	263,162
Associated British Foods, 2.50%, 06/16/34 (Call 03/16/34)(a)	GBP	200	184,140
Assura Financing PLC, 3.00%, 07/19/28 (Call 04/19/28)(a)	GBP	200	212,030
Aster Treasury PLC, 4.50%, 12/18/43(a)	GBP	100	102,887
AstraZeneca PLC, 0.38%, 06/03/29 (Call 03/03/29)(a)	EUR	300	264,366
Aviva PLC
1.88%, 11/13/27(a)	EUR	266	263,650
5.13%, 06/04/50 (Call 06/04/30), (1-day SONIA + 4.022%)(a)(b)	GBP	300	317,996
6.88%, 05/20/58 (Call 05/20/38), (1-day SONIA + 3.379%)(a)(b)	GBP	100	112,729
Babcock International Group PLC, 1.38%, 09/13/27 (Call 06/13/27)(a)	EUR	225	212,502
Bank of Scotland PLC, 4.88%, 12/20/24	GBP	125	150,534
Barclays PLC
0.58%, 08/09/29 (Call 08/09/28)(a)(b)	EUR	500	430,255
0.75%, 06/09/25 (Call 06/09/24)(a)(b)	EUR	485	501,380
1.13%, 03/22/31 (Call 03/22/26)(a)(b)	EUR	300	281,256
2.17%, 06/23/27 (Call 06/23/26)(a)(b)	CAD	200	128,697
3.25%, 02/12/27(a)	GBP	550	603,696
3.25%, 01/17/33	GBP	400	371,618
5.26%, 01/29/34 (Call 01/29/33)(a)(b)	EUR	700	726,917
BAT International Finance PLC
2.25%, 01/16/30 (Call 10/16/29)(a)	EUR	526	470,779
4.00%, 11/23/55 (Call 08/23/55)(a)	GBP	100	65,770
6.00%, 11/24/34(a)	GBP	300	324,612
BAT Netherlands Finance BV, 3.13%, 04/07/28 (Call 01/07/28)(a)	EUR	300	302,407

104	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom (continued)
BG Energy Capital PLC
5.00%, 11/04/36(a)	GBP	100	$111,583
5.13%, 12/01/25(a)	GBP	250	302,394
Blend Funding PLC, Series ETMN, 3.46%, 09/21/49(a)	GBP	100	82,754
BP Capital Markets BV, 4.32%, 05/12/35(a)	EUR	200	203,988
BP Capital Markets PLC
1.10%, 11/15/34(a)	EUR	300	223,794
1.23%, 05/08/31(a)	EUR	600	514,936
1.57%, 02/16/27(a)	EUR	535	525,828
1.59%, 07/03/28(a)	EUR	550	524,134
1.95%, 03/03/25(a)	EUR	250	257,664
2.82%, 04/07/32(a)	EUR	190	181,300
3.25%, (Call 03/22/26)(a)(b)(c)	EUR	200	198,394
3.63%, (Call 03/22/29)(a)(b)(c)	EUR	350	325,753
4.25%, (Call 03/22/27)(a)(b)(c)	GBP	550	599,334
Series MPLE, 3.47%, 05/15/25(a)	CAD	300	209,541
British Telecommunications PLC
1.75%, 03/10/26(a)	EUR	490	493,199
2.13%, 09/26/28 (Call 06/26/28)(a)	EUR	200	193,835
3.13%, 11/21/31 (Call 08/21/31)(a)	GBP	300	299,245
3.38%, 08/30/32 (Call 05/30/32)(a)	EUR	300	290,665
6.38%, 06/23/37(a)	GBP	300	356,239
Broadgate Financing PLC, Series C2, 5.10%, 04/05/35(a)	GBP	109	116,468
Bunzl Finance PLC, 1.50%, 10/30/30 (Call 07/30/30)(a)	GBP	150	136,755
BUPA Finance PLC, 4.13%, 06/14/35 (Call 03/14/35)(a)	GBP	200	173,880
Cadent Finance PLC
2.13%, 09/22/28(a)	GBP	250	256,879
3.13%, 03/21/40(a)	GBP	300	238,585
4.25%, 07/05/29(a)	EUR	300	314,424
Cardiff University, 3.00%, 12/07/55(a)	GBP	100	75,045
Catalyst Housing Ltd., 3.13%, 10/31/47(a)	GBP	100	74,711
CCEP Finance Ireland DAC
0.50%, 09/06/29 (Call 06/06/29)(a)	EUR	325	282,623
0.88%, 05/06/33 (Call 02/06/33)(a)	EUR	300	236,375
1.50%, 05/06/41 (Call 11/06/40)(a)	EUR	100	68,640
Centrica PLC, 7.00%, 09/19/33(a)	GBP	250	320,919
Chancellor Masters & Scholars of The University of Cambridge (The), 2.35%, 06/27/78(a)	GBP	100	62,258
Channel Link Enterprises Finance PLC, Series A5, 3.04%, 06/30/50 (Call 06/20/29), (1-day SONIA + 0.276%)(a)(b)	GBP	150	153,492
Church Commissioners for England, 3.63%, 07/14/52 (Call 01/14/52)(a)	GBP	100	84,855
Circle Anglia Social Housing PLC, 7.25%, 11/12/38(a)	GBP	200	266,291
Citizen Treasury PLC, 3.25%, 10/20/48(a)	GBP	100	77,360
CK Hutchison Europe Finance 18 Ltd., 1.25%, 04/13/25(a)	EUR	305	308,333
CK Hutchison Europe Finance 21 Ltd., 1.00%, 11/02/33 (Call 08/02/33)(a)	EUR	100	74,629
CK Hutchison Finance 16 II Ltd., 0.88%, 10/03/24(a)	EUR	300	306,988
CK Hutchison Finance 16 Ltd., Series B, 2.00%, 04/06/28(a)	EUR	300	292,232
CK Hutchison Group Telecom Finance SA
0.75%, 04/17/26 (Call 01/17/26)(a)	EUR	210	204,211
1.13%, 10/17/28 (Call 07/17/28)(a)	EUR	400	365,895

Security		Par (000)	Value

United Kingdom (continued)
Clarion Funding PLC
1.88%, 01/22/35(a)	GBP	400	$322,684
2.63%, 01/18/29(a)	GBP	100	104,439
Clydesdale Bank PLC, 0.00%, 09/22/26(a)	EUR	400	379,226
CNH Industrial Finance Europe SA
1.75%, 09/12/25 (Call 06/12/25)(a)	EUR	300	305,336
1.75%, 03/25/27 (Call 12/25/26)(a)	EUR	300	294,758
Coca-Cola Europacific Partners PLC, 0.20%, 12/02/28 (Call 09/02/28)(a)	EUR	300	263,216
Coca-Cola European Partners PLC, 1.88%, 03/18/30 (Call 12/18/29)(a)	EUR	200	185,984
Compass Group Finance Netherlands BV, 0.63%, 07/03/24 (Call 04/03/24)(a)	EUR	275	284,323
Coventry Building Society, 0.13%, 06/20/26(a)	EUR	300	288,780
CPUK Finance Ltd., 3.69%, 02/28/47 (Call 05/28/28)(a)	GBP	350	373,933
Diageo Capital BV Co., 1.88%, 06/08/34 (Call 03/08/34)(a)	EUR	200	172,495
Diageo Finance PLC
2.38%, 05/20/26 (Call 02/20/26)(a)	EUR	400	407,808
2.38%, 06/08/28 (Call 03/08/28)(a)	GBP	350	377,690
2.50%, 03/27/32 (Call 12/27/31)(a)	EUR	300	286,684
2.75%, 06/08/38 (Call 03/08/38)(a)	GBP	200	171,646
DS Smith PLC, 4.38%, 07/27/27(a)	EUR	400	422,363
DWR Cymru Financing UK PLC, 1.38%, 03/31/33(a)	GBP	200	165,847
Eastern Power Networks PLC, 5.75%, 03/08/24(a)	GBP	50	60,703
easyJet FinCo. BV, 1.88%, 03/03/28 (Call 12/03/27)(a)	EUR	450	416,696
Eversholt Funding PLC
2.74%, 06/30/40(a)	GBP	349	330,785
3.53%, 08/07/42(a)	GBP	100	85,541
Gatwick Funding Ltd.
2.50%, 04/15/32(a)	GBP	100	98,660
2.88%, 07/05/51(a)	GBP	200	132,282
3.13%, 09/28/41(a)	GBP	100	80,142
6.13%, 03/02/28(a)	GBP	100	121,617
GlaxoSmithKline Capital PLC
1.00%, 09/12/26 (Call 06/12/26)(a)	EUR	400	393,682
1.63%, 05/12/35(a)	GBP	200	161,977
3.38%, 12/20/27(a)	GBP	100	114,919
4.00%, 06/16/25	EUR	584	621,262
5.25%, 12/19/33	GBP	228	274,045
6.38%, 03/09/39	GBP	350	449,969
Global Switch Holdings Ltd., 2.25%, 05/31/27 (Call 02/28/27)(a)	EUR	210	204,754
Grainger PLC, 3.00%, 07/03/30 (Call 04/03/30)(a)	GBP	200	189,579
Great Rolling Stock Co. Ltd. (The), 6.88%, 07/27/35(a)	GBP	217	269,864
Greene King Finance PLC, 3.59%, 03/15/35(a)	GBP	133	136,884
Guinness Partnership Ltd. (The), 2.00%, 04/22/55(a)	GBP	200	107,701
Hammerson Ireland Finance DAC, 1.75%, 06/03/27 (Call 03/03/27)(a)	EUR	200	180,794
Hammerson PLC, 7.25%, 04/21/28(a)	GBP	275	319,167
Heathrow Funding Ltd.
1.13%, 10/08/32 (Call 07/08/30)(a)	EUR	300	253,115
1.50%, 02/11/32 (Call 02/11/24)(a)	EUR	436	390,049
1.88%, 03/14/36(a)	EUR	200	163,492

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom (continued)
2.75%, 08/09/51(a)	GBP	200	$130,825
3.73%, 04/13/35 (Call 01/13/33)(a)	CAD	200	119,495
5.88%, 05/13/43(a)	GBP	300	337,265
6.45%, 12/10/33(a)	GBP	250	307,581
Series MPLE, 3.78%, 09/04/32 (Call 06/04/30)(a)	CAD	200	126,919
Hexagon Housing Association, 3.63%, 04/22/48(a)	GBP	100	77,821
Hiscox Ltd., 6.13%, 11/24/45 (Call 11/24/25), (1-day SONIA + 5.195%)(a)(b)	GBP	100	117,358
HSBC Bank Capital Funding Sterling 1 LP, 5.84%, (Call 11/05/31), (1-day SONIA + 2.036%)(a)(b)(c)	GBP	250	296,438
HSBC Holdings PLC
0.77%, 11/13/31 (Call 11/13/30), (3-mo. EURIBOR + 1.034%)(a)(b)	EUR	400	327,951
0.88%, 09/06/24(a)	EUR	337	347,100
2.26%, 11/13/26 (Call 11/13/25)(a)(b)	GBP	540	606,790
3.00%, 07/22/28 (Call 07/22/27)(b)	GBP	520	560,705
3.02%, 06/15/27 (Call 06/15/26), (3-mo. EURIBOR + 1.445%)(a)(b)	EUR	650	660,822
3.13%, 06/07/28	EUR	550	540,874
3.20%, 12/05/23(a)	CAD	200	143,890
4.79%, 03/10/32 (Call 03/10/31), (3-mo. EURIBOR + 1.550%)(a)(b)	EUR	528	551,479
6.00%, 03/29/40(a)	GBP	350	370,578
6.50%, 05/20/24(a)	GBP	50	60,894
6.75%, 09/11/28(a)	GBP	200	245,062
IG Group Holdings PLC, 3.13%, 11/18/28
(Call 08/18/28)(a)	GBP	100	97,880
Imperial Brands Finance Netherlands BV
1.75%, 03/18/33 (Call 12/18/32)(a)	EUR	100	74,949
5.25%, 02/15/31 (Call 11/15/30)(a)	EUR	200	205,991
Imperial Brands Finance PLC
1.38%, 01/27/25 (Call 10/27/24)(a)	EUR	518	528,558
4.88%, 06/07/32 (Call 03/09/32)(a)	GBP	100	103,018
8.13%, 03/15/24(a)	GBP	150	183,435
InterContinental Hotels Group PLC
2.13%, 05/15/27 (Call 02/14/27)(a)	EUR	200	197,705
3.75%, 08/14/25 (Call 05/14/25)(a)	GBP	300	349,430
Intermediate Capital Group PLC, 2.50%, 01/28/30 (Call 10/28/29)(a)	EUR	300	245,000
Investec PLC, 1.88%, 07/16/28
(Call 07/16/27)(a)(b)	GBP	200	199,227
ITV PLC, 1.38%, 09/26/26 (Call 06/26/26)(a)	EUR	200	194,763
Land Securities Capital Markets PLC
2.38%, 03/29/29(a)	GBP	100	108,910
2.63%, 09/22/39(a)	GBP	340	285,462
Legal & General Group PLC
3.75%, 11/26/49 (Call 11/26/29)(a)(b)	GBP	100	100,155
5.13%, 11/14/48 (Call 11/14/28)(a)(b)	GBP	200	222,097
5.38%, 10/27/45 (Call 10/27/25)(a)(b)	GBP	250	295,021
5.50%, 06/27/64 (Call 06/27/44)(a)(b)	GBP	100	103,543
Libra Longhurst Group Treasury No. 2 PLC, 3.25%, 05/15/43(a)	GBP	100	79,967
Linde Finance BV, 0.25%, 05/19/27
(Call 02/19/27)(a)	EUR	400	375,416
Lloyds Bank Corporate Markets PLC
0.38%, 01/28/25(a)	EUR	550	555,239
1.75%, 07/11/24(a)	GBP	220	259,846
2.38%, 04/09/26(a)	EUR	400	407,359

Security		Par (000)	Value

United Kingdom (continued)
Lloyds Bank PLC
0.13%, 06/18/26(a)	EUR	200	$192,946
0.63%, 03/26/25(a)	EUR	300	303,454
5.13%, 03/07/25(a)	GBP	200	241,953
6.00%, 02/08/29(a)	GBP	300	378,678
7.63%, 04/22/25(a)	GBP	100	124,034
Lloyds Banking Group PLC
2.00%, 04/12/28 (Call 04/12/27)(a)(b)	GBP	400	421,427
2.71%, 12/03/35 (Call 12/03/30)(a)(b)	GBP	400	356,266
3.13%, 08/24/30 (Call 08/24/29)(a)(b)	EUR	300	290,252
4.00%, 03/07/25	AUD	250	154,386
4.50%, 03/18/30 (Call 03/18/25), (3-mo. EURIBOR + 1.722%)(a)(b)	EUR	400	414,032
4.75%, 09/21/31 (Call 09/21/30)(a)(b)	EUR	500	519,939
Logicor UK PLC, 1.88%, 11/17/31(a)	GBP	200	215,197
London & Quadrant Housing Trust
2.00%, 03/31/32 (Call 12/31/31)(a)	GBP	100	90,143
2.63%, 02/28/28 (Call 11/28/27)(a)	GBP	200	213,488
3.13%, 02/28/53 (Call 11/28/52)(a)	GBP	200	142,733
London & Quadrant Housing Trust Ltd., 5.50%, 01/27/40(a)	GBP	150	168,806
London Stock Exchange Group PLC
1.75%, 12/06/27 (Call 09/06/27)(a)	EUR	250	242,744
1.75%, 09/19/29 (Call 06/19/29)(a)	EUR	150	139,422
M&G PLC
5.56%, 07/20/55 (Call 07/20/35)(a)(b)	GBP	300	301,753
5.63%, 10/20/51 (Call 10/20/31)(a)(b)	GBP	235	247,898
Manchester Airport Group Funding PLC, 2.88%, 09/30/44(a)	GBP	200	145,478
Martlet Homes Ltd., 3.00%, 05/09/52(a)	GBP	100	73,124
Metropolitan Funding PLC, 4.13%, 04/05/48(a)	GBP	100	88,410
Motability Operations Group PLC
0.38%, 01/03/26(a)	EUR	200	196,122
2.13%, 01/18/42 (Call 10/18/41)(a)	GBP	550	393,208
2.38%, 03/14/32(a)	GBP	200	191,362
3.63%, 03/10/36(a)	GBP	230	226,128
4.38%, 02/08/27(a)	GBP	400	470,161
National Grid Electricity Distribution East Midlands PLC, 3.95%, 09/20/32 (Call 06/20/32)(a)	EUR	200	202,019
National Grid Electricity Distribution South West PLC, 2.38%, 05/16/29(a)	GBP	100	101,303
National Grid Electricity Distribution West Midlands PLC
3.88%, 10/17/24 (Call 07/17/24)(a)	GBP	270	321,754
5.75%, 04/16/32(a)	GBP	200	236,598
National Grid Electricity Transmission PLC
2.00%, 04/17/40(a)	GBP	550	377,330
2.30%, 06/22/29 (Call 03/22/29)(a)	CAD	200	121,159
National Grid Gas PLC, 1.63%, 01/14/43 (Call 10/14/42)(a)	GBP	200	114,908
National Grid PLC
0.75%, 09/01/33 (Call 06/01/33)(a)	EUR	300	219,421
4.28%, 01/16/35 (Call 10/16/34)(a)	EUR	450	450,925
National Westminster Bank PLC, 0.50%, 05/15/24(a)	EUR	350	363,399
Nationwide Building Society
0.25%, 07/22/25(a)	EUR	500	495,379
0.25%, 09/14/28(a)	EUR	300	262,145
0.50%, 02/23/24(a)	EUR	100	104,680
0.63%, 03/25/27(a)	EUR	150	143,906

106	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom (continued)
1.38%, 06/29/32(a)	EUR	500	$438,227
2.25%, 06/25/29(a)	EUR	300	295,659
3.25%, 01/20/28(a)	GBP	300	331,180
Natwest Group PLC, 2.11%, 11/28/31 (Call 08/26/26)(a)(b)	GBP	550	569,312
NatWest Group PLC
0.75%, 11/15/25 (Call 11/15/24), (3-mo. EURIBOR + 1.079%)(a)(b)	EUR	400	407,003
0.78%, 02/26/30 (Call 02/26/29), (3-mo. EURIBOR + 0.949%)(a)(b)	EUR	400	341,643
1.04%, 09/14/32 (Call 06/14/27)(a)(b)	EUR	300	263,512
3.62%, 03/29/29 (Call 03/29/28)(a)(b)	GBP	450	485,352
3.62%, 08/14/30 (Call 05/14/25)(a)(b)	GBP	250	285,394
NatWest Market PLC, 0.13%, 11/12/25(a)	EUR	500	487,355
NatWest Markets PLC, 0.13%, 06/18/26(a)	EUR	708	673,744
Network Rail Infrastructure Finance PLC, 4.75%, 11/29/35	GBP	450	532,421
NewRiver REIT PLC, 3.50%, 03/07/28 (Call 12/07/27)(a)	GBP	100	103,616
Next Group PLC, 3.00%, 08/26/25 (Call 05/26/25)(a)	GBP	330	381,539
NIE Finance PLC, 2.50%, 10/27/25 (Call 07/27/25)(a)	GBP	500	570,149
Northern Gas Networks Finance PLC, 6.13%, 06/02/33 (Call 03/02/33)(a)	GBP	200	238,465
Northern Powergrid Northeast PLC, 1.88%, 06/16/62(a)	GBP	200	100,795
Northumbrian Water Finance PLC
1.63%, 10/11/26(a)	GBP	410	439,279
2.38%, 10/05/27 (Call 07/05/27)(a)	GBP	100	105,788
Notting Hill Genesis
2.00%, 06/03/36(a)	GBP	100	78,216
3.75%, 12/20/32(a)	GBP	100	103,510
5.25%, 07/07/42(a)	GBP	150	160,992
Optivo Finance PLC, 3.28%, 03/22/48(a)	GBP	150	113,371
Orbit Capital PLC, 3.50%, 03/24/45(a)	GBP	200	164,085
Paragon Treasury PLC, 2.00%, 05/07/36(a)	GBP	100	77,262
Peabody Capital No. 2 PLC
2.75%, 03/02/34(a)	GBP	100	91,107
3.25%, 09/14/48(a)	GBP	200	151,880
Pension Insurance Corp. PLC, 5.63%, 09/20/30(a)	GBP	200	213,393
Phoenix Group Holdings PLC
5.63%, 04/28/31 (Call 01/28/31)(a)	GBP	100	105,047
5.87%, 06/13/29(a)	GBP	250	278,268
Places for People Homes Ltd., 3.63%, 11/22/28(a)	GBP	200	217,794
Places For People Treasury PLC, 2.50%, 01/26/36 (Call 10/26/35)(a)	GBP	200	163,919
Platform HG Financing PLC, 1.93%, 09/15/41(a) .	GBP	150	105,897
Prs Finance PLC, 2.00%, 01/23/29(a)	GBP	200	210,424
Reckitt Benckiser Treasury Services Nederland BV, 0.75%, 05/19/30 (Call 02/19/30)(a)	EUR	200	174,402
Reckitt Benckiser Treasury Services PLC, 1.75%, 05/19/32(a)	GBP	300	276,504
RELX Capital Inc., 1.30%, 05/12/25 (Call 02/12/25)	EUR	350	355,475
RELX Finance BV, 0.00%, 03/18/24 (Call 02/18/24)(a)	EUR	300	312,430
Rentokil Initial Finance BV, 4.38%, 06/27/30 (Call 03/27/30)(a)	EUR	300	315,129

Security		Par (000)	Value

United Kingdom (continued)
Rentokil Initial PLC, 0.88%, 05/30/26 (Call 02/28/26)(a)	EUR	200	$195,532
RL Finance Bonds No. 4 PLC, 4.88%, 10/07/49 (Call 04/07/39)(a)(b)	GBP	200	172,582
Rothesay Life PLC, 3.38%, 07/12/26(a)	GBP	450	498,872
Sage Group PLC (The), 2.88%, 02/08/34 (Call 11/08/33)(a)	GBP	200	182,716
Sanctuary Capital PLC
2.38%, 04/14/50(a)	GBP	300	191,345
6.70%, 03/23/39	GBP	50	65,643
Santander UK Group Holdings PLC
0.60%, 09/13/29 (Call 09/13/28)(a)(b)	EUR	300	256,441
2.92%, 05/08/26 (Call 05/08/25)(a)(b)	GBP	500	572,008
3.53%, 08/25/28 (Call 08/25/27)(a)(b)	EUR	200	201,218
Santander UK PLC
0.05%, 01/12/27(a)	EUR	100	94,358
0.10%, 05/12/24	EUR	200	207,282
1.13%, 03/12/27(a)	EUR	400	389,237
1.25%, 09/18/24(a)	EUR	240	247,773
5.25%, 02/16/29(a)	GBP	150	183,211
Scottish Hydro Electric Transmission PLC, 2.13%, 03/24/36 (Call 12/24/35)(a)	GBP	400	319,714
Scottish Widows Ltd., 7.00%, 06/16/43(a)	GBP	100	113,281
Segro Capital Sarl, 0.50%, 09/22/31 (Call 06/22/31)(a)	EUR	300	226,733
Segro PLC, 2.38%, 10/11/29(a)	GBP	100	100,474
Severn Trent Utilities Finance PLC
2.00%, 06/02/40(a)	GBP	200	136,244
2.75%, 12/05/31(a)	GBP	200	193,238
3.63%, 01/16/26(a)	GBP	100	116,246
Skipton Building Society, 0.00%, 09/22/24(a)	EUR	200	204,159
Sky Ltd.
2.25%, 11/17/25(a)	EUR	500	512,415
6.00%, 05/21/27	GBP	300	372,033
Smiths Group PLC, 2.00%, 02/23/27 (Call 11/23/26)(a)	EUR	200	198,581
South Eastern Power Networks PLC, 5.63%, 09/30/30(a)	GBP	300	359,705
Southern Electric Power Distribution PLC, 5.50%, 06/07/32(a)	GBP	196	233,663
Southern Gas Networks PLC, 3.10%, 09/15/36 (Call 06/15/36)(a)	GBP	300	256,395
Southern Housing Group Ltd., 2.38%, 10/08/36(a)	GBP	100	80,698
Southern Water Services Finance Ltd.
3.00%, 05/28/37(a)	GBP	200	152,567
5.13%, 09/30/56	GBP	50	47,139
6.19%, 03/31/29(a)	GBP	225	268,571
Series A4, 6.64%, 03/31/26(a)	GBP	240	288,185
Sovereign Housing Capital PLC, 2.38%, 11/04/48(a)	GBP	100	65,565
SP Transmission PLC, 2.00%, 11/13/31 (Call 08/13/31)(a)	GBP	223	211,147
SSE PLC
0.88%, 09/06/25 (Call 06/06/25)(a)	EUR	530	530,266
4.00%, 01/21/28 (Call 01/21/28)(a)(b)	EUR	350	338,768
8.38%, 11/20/28(a)	GBP	230	310,109
Stagecoach Group PLC, 4.00%, 09/29/25 (Call 06/29/25)(a)	GBP	100	115,096
Standard Chartered PLC
1.20%, 09/23/31 (Call 09/23/26)(a)(b)	EUR	300	273,992

S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom (continued)
1.63%, 10/03/27 (Call 10/03/26)(a)(b)	EUR	357	$345,332
4.38%, 01/18/38(a)	GBP	200	206,077
Telereal Securitisation PLC
1.96%, 12/10/33 (Call 12/10/25), (1-day SONIA + 0.439%)(a)(b)	GBP	100	109,482
3.56%, 12/10/36(a)	GBP	200	206,304
Tesco Corporate Treasury Services PLC
0.88%, 05/29/26 (Call 02/28/26)(a)	EUR	300	292,814
2.75%, 04/27/30 (Call 01/27/30)(a)	GBP	300	297,742
4.25%, 02/27/31 (Call 11/27/30)(a)	EUR	100	102,536
Tesco Property Finance 3 PLC, 5.74%, 04/13/40(a)	GBP	270	302,515
Tesco Property Finance 6 PLC, 5.41%, 07/13/44(a)	GBP	90	96,683
Thames Water Utilities Finance PLC
0.88%, 01/31/28 (Call 10/31/27)(a)	EUR	300	263,578
2.63%, 01/24/32(a)	GBP	210	183,816
3.50%, 02/25/28(a)	GBP	390	407,616
4.38%, 01/18/31 (Call 10/18/30)(a)	EUR	200	190,641
4.38%, 07/03/34(a)	GBP	200	189,377
5.13%, 09/28/37(a)	GBP	160	154,391
THFC Funding No. 2 PLC, 6.35%, 07/08/41	GBP	250	312,545
Unilever Finance Netherlands BV
1.00%, 02/14/27 (a)	EUR	470	458,195
1.38%, 07/31/29(a)	EUR	100	93,760
1.63%, 02/12/33(a)	EUR	460	406,708
1.75%, 03/25/30 (Call 12/25/29)(a)	EUR	520	488,094
Unilever PLC, 1.50%, 06/11/39(a)	EUR	200	149,404
United Utilities Water Finance PLC
1.75%, 02/10/38 (Call 11/10/37)(a)	GBP	200	142,598
2.00%, 02/14/25 (Call 11/14/24)(a)	GBP	100	115,901
2.63%, 02/12/31 (Call 11/12/30)(a)	GBP	200	196,305
University of Liverpool, 3.38%, 06/25/55(a)	GBP	100	82,415
University of Oxford, 2.54%, 12/08/2117(a)	GBP	200	113,145
University of Southampton, 2.25%, 04/11/57(a)	GBP	100	60,563
Urenco Finance NV, 3.25%, 06/13/32 (Call 03/13/32)(a)	EUR	400	392,986
Utmost Group PLC, 4.00%, 12/15/31 (Call 09/15/31)(a)	GBP	100	87,953
Virgin Money U.K. PLC
3.13%, 06/22/25 (Call 06/22/24), (1-day SONIA + 2.568%)(a)(b)	GBP	450	530,029
4.63%, 10/29/28 (Call 10/29/27)(a)(b)	EUR	100	101,149
Vodafone Group PLC
0.38%, 12/03/24(a)	CHF	200	215,850
0.50%, 01/30/24(a)	EUR	230	241,234
1.13%, 11/20/25(a)	EUR	620	620,870
1.50%, 07/24/27(a)	EUR	320	312,659
1.60%, 07/29/31(a)	EUR	200	177,244
2.50%, 05/24/39(a)	EUR	200	161,525
3.00%, 08/12/56(a)	GBP	300	193,881
4.20%, 12/13/27(a)	AUD	400	237,391
5.63%, 12/04/25	GBP	233	284,833
5.90%, 11/26/32(a)	GBP	150	183,181
Vodafone International Financing DAC
3.75%, 12/02/34(a)	EUR	450	449,573
4.00%, 02/10/43 (Call 08/10/42)(a)	EUR	100	94,151
Wales & West Utilities Finance PLC
1.88%, 05/28/41(a)	GBP	200	132,339
3.00%, 08/03/38(a)	GBP	100	83,727

Security		Par (000)	Value

United Kingdom (continued)
Wellcome Trust Ltd. (The)
1.13%, 01/21/27(a)	EUR	200	$195,189
1.50%, 07/14/71 (Call 01/14/71)(a)	GBP	200	84,362
2.52%, 02/07/2118(a)	GBP	150	85,049
Wessex Water Services Finance PLC, 5.13%, 10/31/32 (Call 07/31/32)(a)	GBP	200	222,249
Western Power Distribution West Midlands PLC, 6.00%, 05/09/25(a)	GBP	150	181,767
WHG Treasury PLC, 4.25%, 10/06/45(a)	GBP	100	95,419
Whitbread Group PLC, 3.38%, 10/16/25 (Call 07/16/25)(a)	GBP	300	345,384
WPP Finance 2013, 3.00%, 11/20/23(a)	EUR	100	105,731
WPP Finance SA
2.25%, 09/22/26(a)	EUR	207	207,840
3.75%, 05/19/32(a)	GBP	100	99,595
Yorkshire Building Society, 3.51%, 10/11/30 (Call 10/11/29)(a)(b)	GBP	200	202,689
Yorkshire Water Finance PLC
1.75%, 10/27/32(a)	GBP	200	165,594
2.75%, 04/18/41(a)	GBP	200	145,349
5.25%, 04/28/30(a)	GBP	200	226,954

			83,773,925

United States — 2.2%
3M Co., 1.50%, 11/09/26	EUR	100	97,503
Abbott Ireland Financing DAC, 1.50%, 09/27/26 (Call 06/27/26)(a)	EUR	500	498,110
AbbVie Inc.
0.75%, 11/18/27 (Call 08/18/27)	EUR	500	468,210
1.25%, 06/01/24 (Call 03/01/24)	EUR	300	312,128
Air Products and Chemicals Inc., 0.80%, 05/05/32 (Call 02/05/32)	EUR	400	325,670
Albemarle New Holding GmbH, 1.63%, 11/25/28 (Call 08/25/28)(a)	EUR	200	184,006
Altria Group Inc., 3.13%, 06/15/31 (Call 03/15/31)	EUR	300	269,056
American Honda Finance Corp., 1.50%, 10/19/27	GBP	500	524,423
American International Group Inc., 1.88%, 06/21/27 (Call 03/21/27)	EUR	250	243,143
American Medical Systems Europe BV
1.38%, 03/08/28 (Call 02/08/28)	EUR	400	380,773
1.88%, 03/08/34 (Call 12/08/33)	EUR	300	253,171
American Tower Corp.
0.95%, 10/05/30 (Call 07/05/30)	EUR	450	369,708
1.95%, 05/22/26 (Call 02/22/26)	EUR	325	324,085
Amgen Inc., 4.00%, 09/13/29(a)	GBP	300	336,698
Apple Inc.
0.38%, 11/25/24(a)	CHF	400	433,096
0.50%, 11/15/31 (Call 08/15/31)	EUR	300	252,420
0.75%, 02/25/30(a)	CHF	250	260,201
0.88%, 05/24/25 (Call 02/24/25)	EUR	740	750,358
2.51%, 08/19/24 (Call 06/19/24)	CAD	200	141,136
3.05%, 07/31/29	GBP	200	220,358
3.35%, 01/10/24(a)	AUD	150	94,918
Archer-Daniels-Midland Co., 1.00%, 09/12/25 (Call 06/12/25)	EUR	250	251,210
AT&T Inc.
0.25%, 03/04/26 (Call 02/04/26)	EUR	500	485,591
1.60%, 05/19/28 (Call 02/19/28)	EUR	400	380,376
2.05%, 05/19/32 (Call 02/19/32)	EUR	100	88,487
2.60%, 12/17/29 (Call 09/17/29)	EUR	555	536,926

108	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
2.60%, 05/19/38 (Call 11/19/37)	EUR	400	$323,891
2.85%, 05/25/24 (Call 03/25/24)	CAD	200	141,892
3.15%, 09/04/36 (Call 06/04/36)	EUR	500	444,101
3.55%, 12/17/32 (Call 09/17/32)	EUR	400	394,852
4.00%, 11/25/25 (Call 09/25/25)	CAD	150	104,467
4.30%, 11/18/34 (Call 08/18/34)	EUR	100	102,649
4.60%, 09/19/28(a)	AUD	200	119,372
4.85%, 05/25/47 (Call 11/25/46)	CAD	150	85,914
4.88%, 06/01/44	GBP	300	293,855
5.10%, 11/25/48 (Call 05/25/48)	CAD	150	88,649
5.50%, 03/15/27(a)	GBP	250	299,540
7.00%, 04/30/40	GBP	250	314,472
Athene Global Funding
0.37%, 09/10/26(a)	EUR	400	372,860
0.63%, 01/12/28(a)	EUR	200	177,687
4.76%, 04/21/27(a)	AUD	200	115,623
Bank of America Corp.
0.58%, 08/24/28 (Call 08/24/27), (3-mo. EURIBOR + 0.760%)(a)(b)	EUR	300	275,556
0.65%, 10/26/31 (Call 10/26/30), (3-mo. EURIBOR + 0.940%)(a)(b)	EUR	400	324,851
0.69%, 03/22/31 (Call 03/22/30), (3-mo. EURIBOR + 0.790%)(a)(b)	EUR	600	500,548
1.10%, 05/24/32 (Call 05/24/31), (3-mo. EURIBOR + 0.950%)(a)(b)	EUR	300	247,421
1.66%, 04/25/28 (Call 04/25/27), (3-mo. EURIBOR + 0.890%)(a)(b)	EUR	500	483,236
1.67%, 06/02/29 (Call 06/02/28)(a)(b)	GBP	500	501,235
2.30%, 07/25/25(a)	GBP	400	457,874
2.82%, 04/27/33 (Call 04/27/32), (3-mo. EURIBOR + 1.200%)(a)(b)	EUR	200	184,832
2.93%, 04/25/25 (Call 04/25/24)(b)	CAD	200	142,256
3.62%, 03/16/28 (Call 03/16/27)(b)	CAD	500	334,540
3.65%, 03/31/29 (Call 03/31/28), (3-mo. EURIBOR + 3.670%)(a)(b)	EUR	250	255,876
Series MPLE, 1.98%, 09/15/27 (Call 09/15/26)(b)	CAD	150	96,981
Series MPLE, 2.60%, 04/04/29 (Call 04/04/28)(b)	CAD	100	62,836
Series MPLE, 3.41%, 09/20/25 (Call 09/20/24)(b)	CAD	200	141,111
Baxter International Inc.
0.40%, 05/15/24 (Call 04/15/24)	EUR	200	207,502
1.30%, 05/15/29 (Call 02/15/29)	EUR	250	225,589
Becton Dickinson and Co., 0.03%, 08/13/25 (Call 07/13/25)	EUR	350	345,293
Becton Dickinson Euro Finance Sarl
0.33%, 08/13/28 (Call 05/13/28)	EUR	325	290,013
1.21%, 06/04/26 (Call 03/04/26)	EUR	300	296,194
1.34%, 08/13/41 (Call 02/13/41)	EUR	200	124,636
Berkshire Hathaway Finance Corp.
1.50%, 03/18/30 (Call 12/18/29)	EUR	200	183,280
2.38%, 06/19/39 (Call 03/19/39)	GBP	350	278,731
2.63%, 06/19/59 (Call 12/19/58)	GBP	200	127,428
Berkshire Hathaway Inc.
0.00%, 03/12/25 (Call 02/12/25)	EUR	400	401,340
0.50%, 01/15/41 (Call 07/15/40)	EUR	200	109,741
1.13%, 03/16/27 (Call 12/16/26)	EUR	440	426,875
2.15%, 03/15/28 (Call 12/15/27)	EUR	100	99,098
Blackstone Holdings Finance Co. LLC, 1.50%, 04/10/29 (Call 01/10/29)(a)	EUR	200	182,033

Security		Par (000)	Value

United States (continued)
Booking Holdings Inc.
1.80%, 03/03/27 (Call 12/03/26)	EUR	330	$326,328
4.00%, 11/15/26 (Call 10/15/26)	EUR	435	463,868
4.13%, 05/12/33 (Call 02/12/33)	EUR	700	728,507
4.50%, 11/15/31 (Call 08/15/31)	EUR	225	243,025
BorgWarner Inc., 1.00%, 05/19/31 (Call 02/19/31)	EUR	200	163,041
Celanese U.S. Holdings LLC
4.78%, 07/19/26 (Call 06/19/26)	EUR	300	315,037
5.34%, 01/19/29 (Call 11/19/28)	EUR	200	208,636
Chubb INA Holdings Inc.
1.40%, 06/15/31 (Call 03/15/31)	EUR	330	284,233
2.50%, 03/15/38 (Call 09/15/37)	EUR	200	162,338
Citigroup Inc.
0.50%, 10/08/27 (Call 10/08/26), (3-mo. EURIBOR + 0.957%)(a)(b)	EUR	600	569,462
1.25%, 04/10/29 (Call 03/10/29)(a)	EUR	200	180,437
1.50%, 10/26/28 (Call 07/26/28)(a)	EUR	500	468,448
1.75%, 01/28/25	EUR	400	410,851
1.75%, 10/23/26 (Call 09/23/26)	GBP	400	434,046
4.11%, 09/22/33 (Call 09/22/32), (3-mo. EURIBOR + 1.600%)(a)(b)	EUR	500	509,925
7.38%, 09/01/39(a)	GBP	150	205,683
Coca-Cola Co. (The)
0.13%, 03/09/29	EUR	526	463,497
1.00%, 03/09/41	EUR	300	196,629
1.63%, 03/09/35 (Call 12/09/34)	EUR	670	558,357
Colgate-Palmolive Co., 0.50%, 03/06/26 (Call 01/06/26)	EUR	360	354,538
Comcast Corp.
0.25%, 09/14/29 (Call 06/14/29)	EUR	300	256,511
1.25%, 02/20/40 (Call 08/20/39)	EUR	300	202,427
1.88%, 02/20/36 (Call 11/20/35)	GBP	200	161,049
CRH Finance DAC, 1.38%, 10/18/28 (Call 07/18/28)(a)	EUR	200	187,325
Crh Finance UK PLC, 4.13%, 12/02/29 (Call 09/02/29)(a)	GBP	200	221,551
CRH SMW Finance DAC, 4.25%, 07/11/35(a)	EUR	400	406,372
Danaher Corp., 2.50%, 03/30/30 (Call 12/30/29)	EUR	200	195,365
DH Europe Finance II Sarl
0.45%, 03/18/28 (Call 12/18/27)	EUR	275	252,288
0.75%, 09/18/31 (Call 06/18/31)	EUR	400	333,517
1.35%, 09/18/39 (Call 03/18/39)	EUR	200	139,240
DH Europe Finance Sarl, 1.20%, 06/30/27 (Call 03/30/27)	EUR	500	482,503
Digital Dutch Finco BV
1.00%, 01/15/32 (Call 10/15/31)(a)	EUR	300	228,397
1.50%, 03/15/30 (Call 12/15/29)(a)	EUR	300	254,244
Digital Euro Finco LLC, 2.63%, 04/15/24
(Call 02/15/24)(a)	EUR	200	209,428
Digital Intrepid Holding BV, 0.63%, 07/15/31
(Call 04/15/31)(a)	EUR	200	149,194
Digital Stout Holding LLC, 4.25%, 01/17/25
(Call 10/19/24)(a)	GBP	400	476,230
Dover Corp., 0.75%, 11/04/27 (Call 08/04/27)	EUR	200	186,606
Dow Chemical Co. (The), 1.13%, 03/15/32
(Call 12/15/31)	EUR	300	243,855
Duke Energy Corp., 3.10%, 06/15/28
(Call 03/15/28)	EUR	200	200,910
DXC Capital Funding DAC, 0.45%, 09/15/27
(Call 07/15/27)(a)	EUR	300	264,818

S C H E D U L E O F I N V E S T M E N T S	109

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Eaton Capital Unlimited Co., 0.70%, 05/14/25 (Call 02/14/25)(a)	EUR	375	$377,095
Ecolab Inc., 1.00%, 01/15/24	EUR	200	210,213
Eli Lilly & Co.
0.63%, 11/01/31 (Call 08/01/31)	EUR	400	335,907
1.13%, 09/14/51 (Call 03/14/51)	EUR	300	162,097
1.63%, 06/02/26 (Call 03/02/26)	EUR	350	352,532
Equinix Inc., 0.25%, 03/15/27 (Call 01/15/27)	EUR	250	232,640
Experian Finance PLC
1.38%, 06/25/26 (Call 03/25/26)(a)	EUR	200	197,565
3.25%, 04/07/32(a)	GBP	200	202,967
Exxon Mobil Corp.
0.14%, 06/26/24 (Call 05/26/24)	EUR	450	464,418
0.84%, 06/26/32 (Call 03/26/32)	EUR	350	282,223
1.41%, 06/26/39 (Call 12/26/38)	EUR	250	169,410
FedEx Corp.
1.30%, 08/05/31 (Call 05/05/31)	EUR	307	264,644
1.63%, 01/11/27 (Call 10/11/26)	EUR	240	235,201
Fidelity National Information Services Inc.
1.00%, 12/03/28 (Call 09/03/28)	EUR	350	313,926
1.10%, 07/15/24 (Call 04/15/24)	EUR	100	103,609
1.50%, 05/21/27 (Call 02/21/27)	EUR	350	334,805
2.25%, 12/03/29 (Call 09/03/29)	GBP	200	197,363
3.36%, 05/21/31 (Call 02/21/31)	GBP	250	254,268
Fiserv Inc.
1.63%, 07/01/30 (Call 04/01/30)	EUR	150	132,673
3.00%, 07/01/31 (Call 04/01/31)	GBP	300	297,199
GE Capital European Funding Unlimited Co.,
4.63%, 02/22/27	EUR	50	53,684
General Electric Co.
0.88%, 05/17/25 (Call 02/17/25)	EUR	325	327,446
1.50%, 05/17/29 (Call 02/17/29)	EUR	225	209,319
2.13%, 05/17/37 (Call 02/17/37)	EUR	300	241,567
4.13%, 09/19/35(a)	EUR	200	205,725
General Motors Financial Co. Inc.
0.60%, 05/20/27 (Call 03/20/27)(a)	EUR	400	370,835
0.65%, 09/07/28 (Call 06/07/28)(a)	EUR	300	263,415
2.35%, 09/03/25 (Call 07/07/25)(a)	GBP	300	339,682
4.30%, 02/15/29 (Call 12/15/28)(a)	EUR	125	128,962
General Motors Financial of Canada Ltd.
5.20%, 02/09/28 (Call 01/09/28)	CAD	250	173,113
Series 5, 3.25%, 11/07/23	CAD	200	144,153
Goldman Sachs Group Inc. (The)
0.25%, 01/26/28 (Call 10/26/27)(a)	EUR	417	374,913
0.50%, 12/04/24(a)	CHF	250	270,281
0.88%, 01/21/30(a)	EUR	700	597,771
1.00%, 03/18/33 (Call 12/18/32)(a)	EUR	575	441,880
1.63%, 07/27/26(a)	EUR	455	452,304
1.88%, 12/16/30 (Call 09/16/30)(a)	GBP	450	419,104
2.00%, 03/22/28(a)	EUR	500	485,648
2.88%, 06/03/26(a)	EUR	338	347,841
3.13%, 07/25/29(a)	GBP	450	472,846
7.25%, 04/10/28	GBP	345	437,727
Series MPLE, 2.01%, 02/28/29 (Call 02/28/28)(b)	CAD	300	183,756
GSK Consumer Healthcare Capital NL BV
1.75%, 03/29/30 (Call 12/29/29)(a)	EUR	100	91,772
2.13%, 03/29/34 (Call 12/29/33)(a)	EUR	200	171,913
GSK Consumer Healthcare Capital UK PLC
2.88%, 10/29/28 (Call 07/29/28)(a)	GBP	100	108,106
3.38%, 03/29/38 (Call 12/29/37)(a)	GBP	100	90,248

Security		Par (000)	Value

United States (continued)
Harley-Davidson Financial Services Inc., 0.90%, 11/19/24 (Call 08/19/24)(a)	EUR	300	$305,952
Highland Holdings Sarl, 0.32%, 12/15/26 (Call 09/15/26)	EUR	200	188,168
Honeywell International Inc.
0.75%, 03/10/32 (Call 12/10/31)	EUR	200	162,640
4.13%, 11/02/34 (Call 08/02/34)	EUR	352	362,621
Illinois Tool Works Inc., 2.13%, 05/22/30 (Call 02/22/30)	EUR	260	249,190
International Business Machines Corp.
0.30%, 11/02/26	JPY	100,000	647,199
0.30%, 02/11/28	EUR	730	667,062
0.65%, 02/11/32	EUR	500	402,701
1.13%, 09/06/24	EUR	510	526,183
1.25%, 02/09/34 (Call 11/09/33)	EUR	300	240,098
1.75%, 01/31/31	EUR	355	321,980
4.00%, 02/06/43 (Call 08/06/42)	EUR	300	289,029
International Flavors & Fragrances Inc., 1.80%, 09/25/26 (Call 06/25/26)	EUR	300	294,982
John Deere Cash Management SA, 2.20%, 04/02/32(a)	EUR	350	326,398
John Deere Financial Inc., 2.58%, 10/16/26	CAD	200	133,707
Johnson & Johnson
0.65%, 05/20/24 (Call 02/20/24)	EUR	200	207,970
1.65%, 05/20/35 (Call 02/20/35)	EUR	400	345,790
Johnson Controls International PLC, 4.25%, 05/23/35 (Call 03/01/35)	EUR	430	439,810
JPMorgan Chase & Co.
0.50%, 12/04/23(a)	CHF	50	54,893
0.60%, 02/17/33 (Call 02/17/32), (3-mo. EURIBOR + 0.650%)(a)(b)	EUR	200	156,380
1.05%, 11/04/32 (Call 11/04/31), (3-mo. EURIBOR + 0.870%)(a)(b)	EUR	450	370,090
1.09%, 03/11/27 (Call 03/11/26), (3-mo. EURIBOR + 0.760%)(a)(b)	EUR	800	785,880
1.50%, 01/27/25(a)	EUR	320	327,900
1.81%, 06/12/29 (Call 06/12/28), (3-mo. EURIBOR + 0.950%)(a)(b)	EUR	350	331,938
1.90%, 04/28/33 (Call 04/28/32), (1-day SONIA + 1.130%)(a)(b)	GBP	200	179,040
1.96%, 03/23/30 (Call 03/23/29), (3-mo. EURIBOR + 1.130%)(a)(b)	EUR	713	669,909
2.88%, 05/24/28(a)	EUR	300	301,964
3.50%, 12/18/26(a)	GBP	100	114,858
Series MPLE, 1.90%, 03/05/28 (Call 03/05/27)(b)	CAD	200	127,579
Kinder Morgan Inc., 2.25%, 03/16/27	EUR	200	197,134
Kraft Heinz Foods Co.
1.50%, 05/24/24 (Call 02/24/24)(a)	EUR	100	104,287
2.25%, 05/25/28 (Call 02/25/28)(a)	EUR	200	197,306
4.13%, 07/01/27 (Call 04/01/27)(a)	GBP	100	115,483
Liberty Mutual Finance Europe DAC, 1.75%, 03/27/24(a)	EUR	254	265,724
Linde PLC
0.38%, 09/30/33 (Call 06/30/33)(a)	EUR	200	149,982
1.00%, 09/30/51 (Call 03/30/51)(a)	EUR	100	50,687
1.38%, 03/31/31 (Call 12/31/30)(a)	EUR	400	356,348
LYB International Finance II BV, 0.88%, 09/17/26 (Call 06/17/26)	EUR	200	192,033
Marsh & McLennan Companies Inc., 1.98%, 03/21/30 (Call 12/21/29)	EUR	200	187,362

110	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Mastercard Inc., 1.00%, 02/22/29 (Call 11/22/28)	EUR	500	$460,953
Mcdonald S Corp., 0.88%, 10/04/33 (Call 07/04/33)(a)	EUR	300	233,716
McDonald’s Corp.
0.17%, 10/04/24(a)	CHF	200	216,080
0.90%, 06/15/26 (Call 04/15/26)(a)	EUR	400	394,161
1.75%, 05/03/28(a)	EUR	500	485,416
2.95%, 03/15/34 (Call 12/15/33)(a)	GBP	200	189,672
3.13%, 03/04/25 (Call 01/04/25)	CAD	250	174,827
5.88%, 04/23/32(a)	GBP	225	277,227
McKesson Corp.
1.50%, 11/17/25 (Call 08/17/25)	EUR	450	454,293
3.13%, 02/17/29 (Call 11/17/28)	GBP	200	214,711
Medtronic Global Holdings SCA
1.00%, 07/02/31 (Call 04/02/31)	EUR	600	516,966
1.13%, 03/07/27 (Call 12/07/26)	EUR	920	893,655
1.75%, 07/02/49 (Call 01/02/49)	EUR	400	245,343
2.25%, 03/07/39 (Call 12/07/38)	EUR	400	320,794
Merck & Co. Inc.
0.50%, 11/02/24 (Call 08/02/24)	EUR	450	459,767
2.50%, 10/15/34 (Call 07/15/34)	EUR	100	92,903
Metropolitan Life Global Funding I
0.38%, 04/09/24(a)	EUR	100	104,136
1.95%, 03/20/28(a)	CAD	400	248,270
3.50%, 09/30/26(a)	GBP	400	459,770
3.75%, 12/05/30(a)	EUR	200	206,555
Microsoft Corp., 2.63%, 05/02/33 (Call 02/02/33).	EUR	250	247,001
Mohawk Capital Finance SA, 1.75%, 06/12/27 (Call 04/12/27)	EUR	200	193,919
Molson Coors Internationa LP Co., 3.44%, 07/15/26 (Call 04/15/26)	CAD	200	135,777
Mondelez International Holdings Netherlands BV, 0.88%, 10/01/31 (Call 07/01/31)(a)	EUR	250	208,151
Mondelez International Inc.
1.38%, 03/17/41 (Call 12/17/40)	EUR	350	231,704
1.63%, 03/08/27 (Call 12/08/26)	EUR	281	276,204
Moody’s Corp., 0.95%, 02/25/30 (Call 11/25/29)	EUR	200	175,058
Morgan Stanley
0.50%, 02/07/31 (Call 02/07/30), (3-mo. EURIBOR + 0.720%)(b)	EUR	600	492,516
1.10%, 04/29/33 (Call 04/29/32), (3-mo. EURIBOR + 0.833%)(b)	EUR	400	317,203
1.34%, 10/23/26 (Call 10/23/25), (3-mo. EURIBOR + 0.834%)(b)	EUR	830	828,762
1.75%, 03/11/24	EUR	270	283,348
2.63%, 03/09/27	GBP	300	330,950
2.95%, 05/07/32 (Call 05/07/31), (3-mo. EURIBOR + 1.245%)(b)	EUR	531	498,149
4.66%, 03/02/29 (Call 03/02/28), (3-mo. EURIBOR + 1.304%)(b)	EUR	750	795,068
Series MPLE, 3.00%, 02/07/24	CAD	200	143,172
Nasdaq Inc.
0.88%, 02/13/30 (Call 11/13/29)	EUR	100	86,976
1.75%, 03/28/29 (Call 12/28/28)	EUR	200	187,442
National Grid North America Inc., 1.05%, 01/20/31 (Call 10/20/30)(a)	EUR	500	417,125
Nestle Finance International Ltd.
0.00%, 06/14/26 (Call 05/14/26)(a)	EUR	600	582,654
0.00%, 03/03/33 (Call 12/03/32)(a)	EUR	626	473,889
0.25%, 06/14/29 (Call 03/14/29)(a)	EUR	336	300,779

Security		Par (000)	Value

United States (continued)
0.63%, 02/14/34 (Call 11/14/33)(a)	EUR	125	$98,810
0.88%, 06/14/41 (Call 12/14/40)(a)	EUR	275	180,660
1.50%, 04/01/30 (Call 01/01/30)(a)	EUR	250	233,734
1.50%, 03/29/35 (Call 12/29/34)(a)	EUR	150	125,451
1.75%, 11/02/37 (Call 08/02/37)(a)	EUR	300	246,092
Nestle Holdings Inc.
0.25%, 10/04/27(a)	CHF	900	940,930
2.19%, 01/26/29 (Call 11/26/28)	CAD	500	313,649
2.50%, 04/04/32 (Call 01/04/32)(a)	GBP	300	297,430
Netflix Inc., 3.88%, 11/15/29(a)	EUR	600	621,419
New York Life Global Funding
0.25%, 01/23/27(a)	EUR	300	284,438
0.25%, 10/04/28(a)	EUR	300	267,344
1.25%, 12/17/26(a)	GBP	510	547,420
5.25%, 06/30/26	CAD	400	286,786
Omnicom Capital Holdings PLC, 2.25%, 11/22/33 (Call 08/22/33)	GBP	200	174,831
Oracle Corp., 3.13%, 07/10/25	EUR	200	208,945
PepsiCo Inc.
0.40%, 10/09/32 (Call 07/09/32)	EUR	300	237,923
1.05%, 10/09/50 (Call 04/09/50)	EUR	100	55,786
1.13%, 03/18/31 (Call 12/18/30)	EUR	400	354,736
2.15%, 05/06/24 (Call 03/06/24)	CAD	200	141,873
3.55%, 07/22/34 (Call 04/22/34)	GBP	200	205,919
Pfizer Inc., 6.50%, 06/03/38(a)	GBP	250	325,430
Philip Morris International Inc.
1.45%, 08/01/39 (Call 05/01/39)	EUR	300	179,796
2.00%, 05/09/36 (Call 02/09/36)	EUR	200	146,761
2.88%, 03/03/26	EUR	550	566,123
PPG Industries Inc., 2.75%, 06/01/29 (Call 04/01/29)	EUR	300	296,492
Procter & Gamble Co. (The)
0.50%, 10/25/24	EUR	650	664,985
1.88%, 10/30/38	EUR	300	246,171
Prologis Euro Finance LLC
0.25%, 09/10/27 (Call 06/10/27)	EUR	300	274,887
0.50%, 02/16/32 (Call 11/16/31)	EUR	250	189,149
1.00%, 02/08/29 (Call 11/08/28)	EUR	200	177,809
1.00%, 02/06/35 (Call 11/06/34)	EUR	200	140,326
1.50%, 02/08/34 (Call 11/08/33)	EUR	200	155,043
1.50%, 09/10/49 (Call 03/10/49)	EUR	100	51,796
1.88%, 01/05/29 (Call 10/05/28)	EUR	100	93,039
4.25%, 01/31/43 (Call 07/31/42)	EUR	250	228,723
Public Storage, 0.88%, 01/24/32 (Call 10/24/31)	EUR	200	158,103
PVH Corp., 3.13%, 12/15/27 (Call 09/15/27)(a)	EUR	300	299,649
Realty Income Corp.
2.50%, 01/14/42 (Call 07/14/41)	GBP	100	70,757
4.88%, 07/06/30	EUR	200	209,902
Roche Finance Europe BV, 3.20%, 08/27/29 (Call 05/27/29)(a)	EUR	300	311,856
Roche Kapitalmarkt AG, Series 2024, 0.10%, 09/23/24 (Call 06/23/24)(a)	CHF	350	378,994
Sanofi
1.25%, 03/21/34 (Call 12/21/33)(a)	EUR	300	253,484
1.75%, 09/10/26 (Call 06/10/26)(a)	EUR	500	501,640
Series 12FX, 1.38%, 03/21/30 (Call 12/21/29)(a)	EUR	400	368,882
Series 8, 1.00%, 03/21/26 (Call 12/21/25)(a)	EUR	600	595,001
Sanofi SR, 1.25%, 04/06/29 (Call 01/06/29)(a)	EUR	400	374,348

S C H E D U L E O F I N V E S T M E N T S	111

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Schlumberger Finance BV
0.50%, 10/15/31 (Call 07/15/31)(a)	EUR	300	$243,606
1.38%, 10/28/26 (Call 07/28/26)(a)	EUR	500	492,069
Schneider Electric SE
0.25%, 09/09/24 (Call 06/09/24)(a)	EUR	400	410,508
0.25%, 03/11/29 (Call 12/11/28)(a)	EUR	300	266,203
0.88%, 03/11/25 (Call 12/11/24)(a)	EUR	200	204,025
1.38%, 06/21/27 (Call 03/21/27)(a)	EUR	300	293,534
3.50%, 11/09/32(a)	EUR	500	512,764
Simon International Finance SCA
1.13%, 03/19/33 (Call 12/19/32)(a)	EUR	200	151,539
1.25%, 05/13/25 (Call 02/13/25)(a)	EUR	270	272,440
Southern Co. (The), 1.88%, 09/15/81 (Call 06/15/27)(b)	EUR	400	337,828
Southern Power Co., 1.85%, 06/20/26	EUR	100	100,214
Stellantis NV
0.63%, 03/30/27 (Call 12/30/26)(a)	EUR	500	472,781
0.75%, 01/18/29 (Call 10/18/28)(a)	EUR	600	534,706
1.25%, 06/20/33 (Call 03/20/33)(a)	EUR	300	233,462
2.00%, 03/20/25 (Call 12/20/24)(a)	EUR	500	515,315
2.75%, 04/01/32 (Call 01/01/32)(a)	EUR	300	275,578
3.75%, 03/29/24(a)	EUR	100	105,606
Stryker Corp., 2.63%, 11/30/30 (Call 08/30/30)	EUR	560	542,608
Swiss Re Finance UK PLC, 2.71%, 06/04/52 (Call 06/04/32)(a)(b)	EUR	100	85,235
Thermo Fisher Scientific Finance I BV
1.13%, 10/18/33 (Call 07/18/33)	EUR	500	404,784
1.63%, 10/18/41 (Call 04/18/41)	EUR	500	343,118
Thermo Fisher Scientific Inc.
0.13%, 03/01/25 (Call 02/01/25)	EUR	500	502,472
0.50%, 03/01/28 (Call 12/01/27)	EUR	375	345,669
0.88%, 10/01/31 (Call 07/01/31)	EUR	300	252,238
1.40%, 01/23/26 (Call 11/23/25)	EUR	200	200,676
1.88%, 10/01/49 (Call 04/01/49)	EUR	300	184,280
2.38%, 04/15/32 (Call 01/15/32)	EUR	250	234,595
Time Warner Cable LLC, 5.75%, 06/02/31	GBP	250	281,684
Toyota Motor Credit Corp.
0.13%, 11/05/27(a)	EUR	400	366,018
0.25%, 07/16/26(a)	EUR	350	336,172
0.63%, 11/21/24(a)	EUR	420	428,999
0.75%, 11/19/26(a)	GBP	400	421,693
United Parcel Service Inc.
1.63%, 11/15/25 (Call 08/15/25)	EUR	350	355,208
5.13%, 02/12/50(a)	GBP	50	56,792
Upjohn Finance BV, 1.91%, 06/23/32 (Call 03/23/32)(a)	EUR	400	326,084
Utah Acquisition Sub Inc., 2.25%, 11/22/24 (Call 09/22/24)(a)	EUR	530	547,573
Ventas Canada Finance Ltd., 2.45%, 01/04/27 (Call 12/04/26)	CAD	200	129,031
Verizon Communications Inc.
0.38%, 03/22/29 (Call 12/22/28)	EUR	527	460,158
0.88%, 04/02/25	EUR	690	699,445
1.00%, 11/30/27(a)	CHF	200	211,206
1.38%, 10/27/26	EUR	400	393,982
1.38%, 11/02/28	EUR	500	467,490
1.85%, 05/18/40 (Call 11/18/39)	EUR	400	286,853
2.38%, 03/22/28 (Call 01/22/28)	CAD	200	126,246
2.63%, 12/01/31	EUR	450	424,986
3.00%, 03/23/31 (Call 12/23/30)	AUD	200	99,215
3.38%, 10/27/36	GBP	300	274,093

Security		Par (000)	Value

United States (continued)
4.05%, 02/17/25(a)	AUD	200	$124,708
4.05%, 03/22/51 (Call 09/22/50)	CAD	100	52,595
4.50%, 08/17/27(a)	AUD	200	121,541
4.75%, 02/17/34	GBP	200	217,987
Series 20Y, 2.88%, 01/15/38	EUR	600	521,087
Series MPLE, 2.50%, 05/16/30 (Call 02/16/30)	CAD	200	118,629
VF Corp., 4.25%, 03/07/29 (Call 12/07/28)	EUR	400	403,721
Visa Inc.
2.00%, 06/15/29 (Call 04/15/29)	EUR	200	193,170
2.38%, 06/15/34 (Call 03/15/34)	EUR	200	185,787
Walgreens Boots Alliance Inc., 2.13%, 11/20/26 (Call 08/20/26)	EUR	200	192,245
Walmart Inc.
4.88%, 09/21/29	EUR	250	282,031
5.63%, 03/27/34(a)	GBP	500	619,504
5.75%, 12/19/30	GBP	145	182,734
Walt Disney Co. (The), Series MPLE, 3.06%, 03/30/27	CAD	200	133,541
Wells Fargo & Co.
1.00%, 02/02/27(a)	EUR	500	474,222
1.38%, 10/26/26(a)	EUR	600	582,130
1.50%, 05/24/27(a)	EUR	250	239,247
1.74%, 05/04/30 (Call 05/04/29), (3-mo. EURIBOR + 1.850%)(a)(b)	EUR	520	475,809
2.00%, 07/28/25(a)	GBP	580	657,417
2.13%, 09/24/31(a)	GBP	300	271,681
3.18%, 02/08/24 (Call 01/08/24)	CAD	100	71,613
3.50%, 09/12/29(a)	GBP	200	211,376
3.87%, 05/21/25	CAD	25	17,420
4.17%, 04/28/26 (Call 04/28/25)(b)	CAD	300	210,382
Series MPLE, 2.49%, 02/18/27	CAD	300	194,724
Welltower Inc., 4.80%, 11/20/28 (Call 08/20/28)	GBP	300	340,947
Whirlpool Finance Luxembourg Sarl, 1.25%, 11/02/26 (Call 08/02/26)	EUR	600	585,152
WPC Eurobond BV
1.35%, 04/15/28 (Call 01/15/28)	EUR	200	180,204
2.25%, 07/19/24 (Call 05/19/24)	EUR	300	310,545
2.25%, 04/09/26 (Call 01/09/26)	EUR	150	149,965

			105,811,509

Total Corporate Bonds & Notes — 18.6% (Cost: $1,021,851,328)			886,172,108

Foreign Government Obligations

Australia — 2.5%
Airservices Australia, 5.40%, 11/15/28(Call 08/15/28)	AUD	200	127,023
Australia Government Bond
0.25%, 11/21/24(a)	AUD	8,131	4,930,811
0.25%, 11/21/25(a)	AUD	7,665	4,462,746
0.50%, 09/21/26(a)	AUD	7,040	3,994,761
1.00%, 12/21/30(a)	AUD	5,500	2,697,892
1.00%, 11/21/31(a)	AUD	5,520	2,608,507
1.25%, 05/21/32	AUD	6,464	3,065,087
1.50%, 06/21/31(a)	AUD	10,671	5,343,484
1.75%, 11/21/32(a)	AUD	5,801	2,833,295
1.75%, 06/21/51(a)	AUD	2,926	899,895
2.25%, 05/21/28(a)	AUD	5,710	3,284,932
2.50%, 05/21/30(a)	AUD	2,690	1,494,384

112	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Australia (continued)
2.75%, 11/21/27(a)	AUD	7,085	$4,207,135
2.75%, 11/21/28(a)	AUD	7,960	4,638,762
2.75%, 11/21/29(a)	AUD	4,042	2,306,217
2.75%, 06/21/35(a)	AUD	1,220	620,374
2.75%, 05/21/41(a)	AUD	1,892	854,567
3.00%, 11/21/33(a)	AUD	4,830	2,595,486
3.00%, 03/21/47(a)	AUD	1,864	814,973
3.25%, 04/21/25(a)	AUD	6,180	3,850,732
3.25%, 04/21/29(a)	AUD	5,080	3,011,376
3.25%, 06/21/39(a)	AUD	2,107	1,057,930
3.50%, 12/21/34(a)	AUD	5,080	2,816,686
3.75%, 05/21/34(a)	AUD	2,141	1,223,907
3.75%, 04/21/37(a)	AUD	1,980	1,091,232
4.25%, 04/21/26(a)	AUD	5,752	3,631,736
4.50%, 04/21/33(a)	AUD	1,710	1,049,765
4.75%, 04/21/27(a)	AUD	7,260	4,648,805
4.75%, 06/21/54	AUD	2,000	1,162,472
Australian Capital Territory
1.25%, 05/22/25(a)	AUD	170	102,093
1.75%, 10/23/31	AUD	300	145,071
2.50%, 05/21/26(a)	AUD	60	35,956
National Housing Finance and Investment Corp.,
1.52%, 05/27/30(a)	AUD	500	254,901
New South Wales Treasury Corp.
1.25%, 03/20/25(a)	AUD	890	538,789
1.25%, 11/20/30	AUD	1,530	742,303
1.50%, 02/20/32(a)	AUD	800	372,710
1.75%, 03/20/34(a)	AUD	1,825	797,884
2.00%, 03/20/31	AUD	600	303,415
2.00%, 03/08/33	AUD	3,220	1,504,363
2.25%, 11/20/40	AUD	300	111,683
2.25%, 05/07/41	AUD	1,050	386,638
2.50%, 11/22/32(a)	AUD	400	199,078
3.00%, 05/20/27(a)	AUD	5,600	3,345,195
3.00%, 03/20/28	AUD	4,040	2,372,220
3.00%, 11/15/28(a)	AUD	1,390	805,476
3.00%, 04/20/29(a)	AUD	1,150	659,045
4.00%, 05/20/26(a)	AUD	700	436,275
4.25%, 02/20/36(a)	AUD	1,000	542,692
5.00%, 08/20/24	AUD	150	95,482
Northern Territory Treasury Corp.
2.00%, 05/21/29	AUD	400	215,461
2.50%, 05/21/32	AUD	800	400,208
2.75%, 04/21/27	AUD	400	237,037
4.10%, 11/21/42(a)	AUD	200	92,536
Queensland Treasury Corp.
1.25%, 03/10/31(d)	AUD	500	240,037
1.50%, 03/02/32(d)	AUD	500	234,578
1.50%, 08/20/32(d)	AUD	300	137,932
1.75%, 08/21/31(d)	AUD	1,710	838,876
1.75%, 07/20/34(a)(d)	AUD	2,530	1,102,485
2.00%, 08/22/33	AUD	550	254,685
2.25%, 11/20/41(d)	AUD	450	164,326
2.50%, 03/06/29(a)	AUD	3,170	1,780,723
2.75%, 08/20/27(d)	AUD	950	560,320
3.00%, 03/22/24(d)	AUD	1,650	1,041,004
3.25%, 07/21/28(a)(d)	AUD	1,130	668,157
3.25%, 08/21/29(d)	AUD	842	486,431
3.50%, 08/21/30(a)(d)	AUD	1,000	574,297
4.20%, 02/20/47(a)	AUD	300	144,185
4.50%, 03/09/33(a)(d)	AUD	1,000	587,403

Security		Par (000)	Value

Australia (continued)
4.75%, 07/21/25(d)	AUD	2,680	$1,701,542
5.75%, 07/22/24(a)	AUD	400	255,793
South Australian Government Financing Authority
1.75%, 05/24/32(a)	AUD	1,000	471,419
1.75%, 05/24/34(a)	AUD	300	129,863
2.00%, 05/23/36(a)	AUD	700	288,173
2.25%, 08/15/24(a)	AUD	1,000	623,217
2.75%, 05/24/30	AUD	1,000	548,619
3.00%, 09/20/27(a)	AUD	350	207,877
Tasmanian Public Finance Corp.
2.00%, 01/24/30(a)	AUD	550	289,560
2.25%, 01/22/32(a)	AUD	100	49,965
4.00%, 06/11/24(a)	AUD	40	25,285
Treasury Corp., 2.40%, 08/18/50	AUD	200	63,316
Treasury Corp. of Victoria
0.50%, 11/20/25	AUD	1,700	989,696
1.25%, 11/19/27	AUD	1,500	824,477
1.50%, 11/20/30	AUD	760	374,510
1.50%, 09/10/31	AUD	4,340	2,056,699
2.00%, 09/17/35	AUD	500	210,565
2.00%, 11/20/37	AUD	1,240	481,777
2.25%, 09/15/33(a)	AUD	2,700	1,261,220
2.25%, 11/20/34	AUD	1,160	518,967
2.25%, 11/20/41	AUD	300	107,969
2.50%, 10/22/29	AUD	2,890	1,584,479
3.00%, 10/20/28(a)	AUD	760	439,769
4.25%, 12/20/32	AUD	2,220	1,269,825
4.75%, 09/15/36	AUD	1,600	899,302
5.50%, 12/17/24	AUD	620	396,894
5.50%, 11/17/26	AUD	1,000	646,675
Western Australian Treasury Corp.
1.50%, 10/22/30	AUD	500	249,698
1.75%, 10/22/31	AUD	1,000	488,270
2.00%, 10/24/34(a)	AUD	1,000	446,975
2.50%, 07/23/24(a)	AUD	100	62,515
2.75%, 07/24/29(a)	AUD	900	506,906
3.00%, 10/21/26(a)	AUD	900	544,284
3.00%, 10/21/27(a)	AUD	540	320,738
3.25%, 07/20/28(a)	AUD	500	295,905
5.00%, 07/23/25(a)	AUD	50	31,884

			118,501,550

Austria — 0.9%
Austria Government Bond, 1.50%, 11/02/86(d)	EUR	61	31,859
Autobahnen- und Schnell- strassen-Finanzierungs AG, 0.10%, 07/09/29(a)	EUR	400	354,767
KAF Karntner Ausgleichszahlungs-Fonds, 0.00%, 01/14/32(a)(e)	EUR	450	353,268
Republic of Austria Government Bond
0.00%, 04/20/25(d)	EUR	2,000	2,015,762
0.00%, 10/20/28(d)	EUR	2,450	2,224,227
0.00%, 02/20/30(d)	EUR	1,033	895,759
0.00%, 02/20/31(d)	EUR	2,256	1,882,444
0.00%, 10/20/40(d)	EUR	1,033	590,208
0.25%, 10/20/36(d)	EUR	1,459	1,011,277
0.50%, 04/20/27(d)	EUR	1,670	1,620,019
0.50%, 02/20/29(d)	EUR	2,774	2,562,950
0.70%, 04/20/71(d)	EUR	710	274,035
0.75%, 10/20/26(d)	EUR	2,634	2,606,928
0.75%, 02/20/28(d)	EUR	2,417	2,322,156

S C H E D U L E O F I N V E S T M E N T S	113

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Austria (continued)
0.75%, 03/20/51(d)	EUR	1,580	$833,510
0.85%, 06/30/2120(d)	EUR	780	298,434
0.90%, 02/20/32(d)	EUR	1,378	1,200,684
1.20%, 10/20/25(d)	EUR	1,950	1,987,734
1.50%, 02/20/47(d)	EUR	1,598	1,102,674
1.50%, 11/02/86(d)	EUR	310	161,906
1.85%, 05/23/49(d)	EUR	400	292,761
2.00%, 07/15/26(d)	EUR	6,960	7,161,368
2.10%, 09/20/2117(d)	EUR	711	459,344
2.40%, 05/23/34(d)	EUR	1,002	960,856
2.90%, 02/20/33(d)	EUR	2,680	2,717,078
3.15%, 06/20/44(d)	EUR	1,276	1,239,484
3.15%, 10/20/53(d)	EUR	1,030	972,302
3.80%, 01/26/62(d)	EUR	635	677,261
4.15%, 03/15/37(d)	EUR	1,674	1,861,717
4.85%, 03/15/26(d)	EUR	2,014	2,212,659
6.25%, 07/15/27	EUR	958	1,124,607
State of Lower Austria, 3.63%, 10/04/33	EUR	200	210,752

			44,220,790

Belgium — 1.3%
Belfius Bank SA, 5.25%, 04/19/33(Call 01/19/28)(a)(b)	EUR	100	103,066
Communaute Francaise de Belgique, 1.63%, 05/03/32(a)	EUR	300	269,491
Kingdom of Belgium Government Bond
0.00%, 10/22/27(d)	EUR	5,704	5,365,744
0.00%, 10/22/31(d)	EUR	6,360	5,187,842
0.10%, 06/22/30(d)	EUR	2,620	2,270,840
0.35%, 06/22/32(d)	EUR	1,870	1,533,844
0.40%, 06/22/40(d)	EUR	1,390	850,984
0.65%, 06/22/71(d)	EUR	840	304,916
0.80%, 06/22/25(d)	EUR	3,246	3,303,350
0.80%, 06/22/27(d)	EUR	3,346	3,274,781
0.80%, 06/22/28(d)	EUR	2,870	2,751,062
0.90%, 06/22/29(d)	EUR	1,440	1,355,071
1.00%, 06/22/26(d)	EUR	1,310	1,315,035
1.00%, 06/22/31(d)	EUR	2,668	2,394,439
1.40%, 06/22/53(d)	EUR	1,890	1,098,418
1.45%, 06/22/37(d)	EUR	2,411	1,935,816
1.60%, 06/22/47(d)	EUR	2,076	1,401,325
1.70%, 06/22/50(d)	EUR	1,760	1,159,354
1.90%, 06/22/38(d)	EUR	1,031	859,545
2.15%, 06/22/66(d)	EUR	1,598	1,087,967
2.25%, 06/22/57(d)	EUR	807	579,770
2.75%, 04/22/39(d)	EUR	890	825,056
3.00%, 06/22/33(d)	EUR	2,687	2,737,640
3.00%, 06/22/34(d)	EUR	2,005	2,023,058
3.30%, 06/22/54(a)(d)	EUR	1,458	1,329,857
3.45%, 06/22/43(d)	EUR	2,000	1,968,749
3.75%, 06/22/45(a)	EUR	1,151	1,178,196
4.00%, 03/28/32(a)	EUR	1,970	2,184,843
4.25%, 03/28/41(d)	EUR	2,417	2,674,083
4.50%, 03/28/26(d)	EUR	1,270	1,387,012
5.00%, 03/28/35(d)	EUR	818	977,039
5.50%, 03/28/28	EUR	1,829	2,134,561
Series 86, 1.25%, 04/22/33(d)	EUR	690	606,501
Ministeries Van de Vlaamse Gemeenschap
0.13%, 10/15/35(a)	EUR	400	273,120
0.30%, 10/20/31(a)	EUR	500	409,148
0.88%, 03/21/46(a)	EUR	300	165,026
1.00%, 10/13/36(a)	EUR	400	298,494

Security		Par (000)	Value

Belgium (continued)
1.50%, 07/12/38(a)	EUR	100	$76,002
1.50%, 04/11/44(a)	EUR	100	66,829
3.00%, 10/12/32(a)	EUR	300	299,042
3.25%, 01/12/43(a)	EUR	200	185,359
3.63%, 06/22/32(a)	EUR	500	524,447
4.00%, 09/26/42(a)	EUR	500	514,791
Region Wallonne Belgium
0.25%, 05/03/26(a)	EUR	500	488,402
1.25%, 05/03/34(a)	EUR	500	407,865
1.25%, 06/22/71(a)	EUR	200	90,434
3.50%, 03/15/43(a)	EUR	500	470,870

			62,699,084

Bulgaria — 0.0%
Bulgaria Government International Bond
0.38%, 09/23/30(a)	EUR	400	319,546
1.38%, 09/23/50(a)	EUR	200	109,007
2.63%, 03/26/27(a)	EUR	100	101,974
2.95%, 09/03/24(a)	EUR	200	209,241
3.00%, 03/21/28(a)	EUR	100	101,688
3.13%, 03/26/35(a)	EUR	100	89,410
4.13%, 09/23/29(a)	EUR	100	103,936
4.63%, 09/23/34(a)	EUR	300	306,493

			1,341,295

Canada — 4.2%
Canada Housing Trust No. 1
0.95%, 06/15/25(d)	CAD	2,100	1,422,887
1.10%, 12/15/26(d)	CAD	1,000	649,638
1.10%, 03/15/31(d)	CAD	900	511,396
1.25%, 06/15/26(d)	CAD	1,300	860,028
1.40%, 03/15/31(d)	CAD	1,060	616,549
1.55%, 12/15/26(d)	CAD	1,800	1,186,134
1.60%, 12/15/31(d)	CAD	600	347,142
1.75%, 06/15/30(d)	CAD	970	591,812
1.90%, 09/15/26(d)	CAD	1,160	776,870
1.90%, 03/15/31(d)	CAD	1,100	664,429
1.95%, 12/15/25(d)	CAD	1,750	1,191,774
2.10%, 09/15/29(d)	CAD	2,590	1,644,483
2.15%, 12/15/31(d)	CAD	1,500	908,209
2.25%, 12/15/25(d)	CAD	100	68,531
2.35%, 06/15/27(d)	CAD	1,500	1,004,763
2.35%, 03/15/28(d)	CAD	350	231,721
2.55%, 03/15/25(d)	CAD	910	635,646
2.65%, 03/15/28(d)	CAD	800	536,440
2.65%, 12/15/28(d)	CAD	920	609,993
3.10%, 06/15/28(d)	CAD	2,000	1,362,726
3.55%, 09/15/32(d)	CAD	2,790	1,864,226
3.60%, 12/15/27(d)	CAD	1,000	698,296
3.80%, 06/15/27(d)	CAD	1,000	704,415
3.95%, 06/15/28(d)	CAD	500	353,353
4.15%, 06/15/33(d)	CAD	1,570	1,093,427
Canadian Government Bond
0.25%, 03/01/26	CAD	3,018	1,974,095
0.50%, 09/01/25	CAD	10,970	7,338,632
0.50%, 12/01/30	CAD	7,289	4,112,477
0.75%, 10/01/24	CAD	1,000	694,424
1.00%, 09/01/26	CAD	6,720	4,413,576
1.00%, 06/01/27	CAD	1,095	707,060
1.25%, 03/01/25	CAD	5,870	4,038,815
1.25%, 03/01/27	CAD	9,260	6,051,811
1.25%, 06/01/30	CAD	9,812	5,935,524

114	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Canada (continued)
1.50%, 04/01/25	CAD	2,000	$1,376,226
1.50%, 06/01/31	CAD	3,344	2,006,170
1.50%, 12/01/31	CAD	3,570	2,118,033
1.75%, 12/01/53	CAD	5,040	2,280,918
2.00%, 06/01/28	CAD	5,000	3,297,292
2.00%, 06/01/32	CAD	3,571	2,187,193
2.00%, 12/01/51	CAD	7,701	3,779,322
2.25%, 06/01/25	CAD	2,500	1,735,191
2.25%, 06/01/29	CAD	3,020	1,988,274
2.25%, 12/01/29	CAD	1,390	909,099
2.50%, 12/01/32	CAD	4,290	2,722,991
2.75%, 09/01/27	CAD	2,010	1,374,322
2.75%, 06/01/33	CAD	4,560	2,945,762
2.75%, 12/01/48	CAD	768	452,793
2.75%, 12/01/55	CAD	890	509,258
2.75%, 12/01/64	CAD	1,829	1,020,422
3.00%, 11/01/24	CAD	7,470	5,281,371
3.00%, 04/01/26	CAD	5,050	3,517,863
3.25%, 12/01/33	CAD	1,400	943,087
3.50%, 03/01/28	CAD	2,610	1,832,557
3.50%, 12/01/45	CAD	3,444	2,320,730
3.75%, 02/01/25	CAD	800	568,566
3.75%, 05/01/25	CAD	1,000	710,028
4.00%, 06/01/41	CAD	2,520	1,813,109
5.00%, 06/01/37	CAD	3,179	2,506,186
5.75%, 06/01/33	CAD	2,790	2,270,743
City of Montreal Canada
2.40%, 12/01/41	CAD	200	96,499
3.00%, 09/01/27	CAD	300	203,729
3.15%, 12/01/36	CAD	250	145,737
3.50%, 12/01/38	CAD	700	413,814
City of Ottawa Ontario
2.50%, 05/11/51	CAD	100	44,712
3.10%, 07/27/48	CAD	100	51,340
4.10%, 12/06/52	CAD	200	122,644
City of Toronto Canada
2.15%, 08/25/40	CAD	400	189,128
2.40%, 06/07/27	CAD	250	167,072
2.80%, 11/22/49	CAD	200	95,610
2.90%, 04/29/51	CAD	250	122,036
2.95%, 04/28/35	CAD	50	29,477
3.20%, 08/01/48	CAD	100	52,350
3.25%, 04/20/32	CAD	400	256,703
4.30%, 06/01/52	CAD	100	63,317
CPPIB Capital Inc.
0.25%, 01/18/41(a)	EUR	290	164,908
1.13%, 12/14/29(a)	GBP	250	243,886
1.63%, 10/22/71(a)	GBP	250	110,457
1.95%, 09/30/29(a)	CAD	500	311,693
3.25%, 03/08/28(a)	CAD	1,000	684,179
3.95%, 06/02/32(a)	CAD	500	338,653
Export Development Canada
0.25%, 03/07/26(a)	EUR	600	591,039
4.00%, 02/19/26(a)	GBP	100	118,704
Hydro-Quebec
2.00%, 09/01/28	CAD	500	321,351
2.10%, 02/15/60	CAD	1,100	431,186
4.00%, 02/15/55	CAD	1,090	682,138
4.00%, 02/15/63	CAD	800	497,729
5.00%, 02/15/45	CAD	600	433,191
5.00%, 02/15/50	CAD	1,120	823,856

Security		Par (000)	Value

Canada (continued)
6.00%, 08/15/31	CAD	200	$155,863
6.00%, 02/15/40	CAD	910	727,587
6.50%, 02/15/35	CAD	400	327,525
Labrador-Island Link Funding Trust
3.85%, 12/01/53(d)	CAD	300	185,737
Series A, 3.76%, 06/01/33(d)	CAD	300	199,887
Municipal Finance Authority of British Columbia
3.30%, 04/08/32	CAD	200	128,949
3.35%, 06/01/27	CAD	500	345,683
Muskrat Falls/Labrador Transmission Assets Funding Trust
3.38%, 06/01/57	CAD	200	111,284
Series A, 3.63%, 06/01/29(d)	CAD	300	206,961
OMERS Finance Trust, 0.45%, 05/13/25(a)	EUR	250	251,394
Ontario Electricity Financial Corp., 8.25%, 06/22/26	CAD	300	234,530
Ontario Teachers’ Finance Trust
0.10%, 05/19/28(a)	EUR	100	90,440
0.50%, 05/06/25(a)	EUR	470	472,953
0.90%, 05/20/41(a)	EUR	560	357,798
1.85%, 05/03/32(a)	EUR	400	362,220
OPB Finance Trust, Series F 2.98%, 01/25/27(Call 10/25/26)	CAD	400	271,997
Province of Alberta Canada
0.63%, 01/16/26(a)	EUR	200	199,105
1.65%, 06/01/31	CAD	1,300	755,414
2.05%, 06/01/30	CAD	1,100	678,068
2.20%, 06/01/26	CAD	300	203,177
2.35%, 06/01/25	CAD	350	242,617
2.55%, 06/01/27	CAD	1,080	726,911
2.90%, 12/01/28	CAD	1,050	701,954
2.90%, 09/20/29	CAD	300	197,807
2.95%, 06/01/52	CAD	470	239,021
3.05%, 12/01/48	CAD	1,030	539,714
3.10%, 06/01/50	CAD	1,640	865,293
3.30%, 12/01/46	CAD	1,390	770,641
3.45%, 12/01/43	CAD	25	14,457
3.90%, 12/01/33	CAD	200	133,290
Province of British Columbia Canada
0.88%, 10/08/25(a)	EUR	300	302,012
1.55%, 06/18/31	CAD	500	287,844
2.20%, 06/18/30	CAD	1,540	957,951
2.30%, 06/18/26	CAD	200	135,745
2.55%, 06/18/27	CAD	300	201,903
2.75%, 06/18/52	CAD	450	219,551
2.80%, 06/18/48	CAD	1,170	588,116
2.85%, 06/18/25	CAD	550	383,889
2.95%, 12/18/28	CAD	200	133,953
2.95%, 06/18/50	CAD	820	420,495
3.20%, 06/18/44	CAD	1,400	778,163
4.25%, 12/18/53	CAD	600	392,915
4.30%, 06/18/42	CAD	1,510	995,659
4.95%, 06/18/40	CAD	170	121,741
5.00%, 06/18/31	CAD	120	88,031
6.35%, 06/18/31	CAD	40	31,793
Province of Manitoba Canada
2.05%, 06/02/31	CAD	600	358,521
2.05%, 09/05/52	CAD	870	347,669
2.45%, 06/02/25	CAD	50	34,703
2.55%, 06/02/26	CAD	200	136,642
2.60%, 06/02/27	CAD	200	134,788

S C H E D U L E O F I N V E S T M E N T S	115

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Canada (continued)
2.75%, 06/02/29	CAD	300	$196,954
2.85%, 09/05/46	CAD	590	297,519
3.00%, 06/02/28	CAD	300	202,695
3.20%, 03/05/50	CAD	230	122,207
3.25%, 09/05/29	CAD	600	402,703
3.40%, 09/05/48	CAD	690	381,249
3.80%, 09/05/53	CAD	500	295,471
3.90%, 12/02/32	CAD	600	402,646
4.10%, 03/05/41	CAD	400	254,169
4.60%, 03/05/38	CAD	70	47,946
Province of New Brunswick Canada 1.80%, 08/14/25	CAD	500	341,774
2.35%, 08/14/27	CAD	570	379,119
2.60%, 08/14/26	CAD	200	136,385
3.05%, 08/14/50	CAD	400	206,285
3.10%, 08/14/28	CAD	200	135,279
3.10%, 08/14/48	CAD	300	157,302
3.55%, 06/03/43	CAD	210	122,678
3.80%, 08/14/45	CAD	200	119,900
4.55%, 03/26/37	CAD	60	41,107
4.65%, 09/26/35	CAD	400	279,300
Province of Newfoundland and Labrador Canada 2.05%, 06/02/31	CAD	300	177,658
2.65%, 10/17/50	CAD	400	181,574
2.85%, 06/02/28	CAD	500	334,081
2.85%, 06/02/29	CAD	870	571,393
3.00%, 06/02/26	CAD	130	89,703
3.15%, 12/02/52	CAD	300	150,481
3.30%, 10/17/46	CAD	250	132,373
3.70%, 10/17/48	CAD	320	180,228
Province of Nova Scotia Canada 2.00%, 09/01/30	CAD	500	304,794
2.10%, 06/01/27	CAD	600	397,410
3.15%, 12/01/51	CAD	560	295,331
3.50%, 06/02/62	CAD	30	16,426
4.40%, 06/01/42	CAD	220	145,412
4.70%, 06/01/41	CAD	200	137,529
Province of Ontario 3.65%, 06/02/33	CAD	1,650	1,083,566
4.15%, 12/02/54	CAD	500	322,628
Province of Ontario Canada 0.00%, 11/25/30(a)	EUR	300	247,754
0.25%, 12/15/26(a)	GBP	320	335,316
0.38%, 04/08/27(a)	EUR	200	191,060
0.63%, 04/17/25(a)	EUR	400	404,951
1.05%, 09/08/27	CAD	300	190,085
1.35%, 09/08/26	CAD	300	197,440
1.35%, 12/02/30	CAD	1,500	867,070
1.75%, 09/08/25	CAD	1,300	886,365
1.85%, 02/01/27	CAD	500	331,200
1.90%, 12/02/51	CAD	2,020	808,034
2.05%, 06/02/30	CAD	1,550	955,653
2.15%, 06/02/31	CAD	900	543,329
2.25%, 12/02/31	CAD	1,000	600,607
2.30%, 09/08/24	CAD	300	211,389
2.40%, 06/02/26	CAD	2,860	1,947,290
2.55%, 12/02/52	CAD	1,500	699,698
2.60%, 06/02/25	CAD	2,050	1,426,291
2.60%, 06/02/27	CAD	1,360	917,406
2.65%, 02/05/25	CAD	1,000	700,589
2.65%, 12/02/50	CAD	2,300	1,108,828

Security		Par (000)	Value

Canada (continued)
2.70%, 06/02/29	CAD	960	$629,380
2.80%, 06/02/48	CAD	1,640	827,690
2.90%, 06/02/28	CAD	2,500	1,683,516
2.90%, 12/02/46	CAD	2,100	1,089,311
2.90%, 06/02/49	CAD	2,160	1,105,246
3.40%, 09/08/28	CAD	400	274,781
3.45%, 06/02/45	CAD	3,960	2,284,894
3.50%, 06/02/43	CAD	1,620	953,116
3.60%, 03/08/28	CAD	1,000	694,559
3.75%, 06/02/32	CAD	1,750	1,169,556
3.75%, 12/02/53	CAD	2,330	1,398,911
4.60%, 06/02/39	CAD	2,140	1,475,960
4.65%, 06/02/41	CAD	2,250	1,555,680
4.70%, 06/02/37	CAD	1,703	1,194,351
5.60%, 06/02/35	CAD	500	381,995
5.85%, 03/08/33	CAD	290	224,393
6.20%, 06/02/31	CAD	580	457,089
6.50%, 03/08/29	CAD	50	39,319
Province of Prince Edward Island Canada,
2.65%, 12/01/51	CAD	300	139,815
Province of Quebec Canada
0.20%, 04/07/25(a)	EUR	500	503,636
0.25%, 05/05/31(a)	EUR	550	456,354
0.50%, 01/25/32(a)	EUR	600	494,806
0.88%, 01/15/25(a)	EUR	200	204,516
0.88%, 05/04/27(a)	EUR	550	533,551
0.88%, 07/05/28(a)	EUR	150	141,340
1.13%, 10/28/25(a)	EUR	300	302,851
1.90%, 09/01/30	CAD	2,160	1,310,821
2.30%, 09/01/29	CAD	2,010	1,283,544
2.50%, 09/01/26	CAD	1,800	1,225,147
2.60%, 07/06/25	CAD	300	208,484
2.75%, 09/01/25	CAD	250	173,720
2.75%, 09/01/27	CAD	500	338,553
2.75%, 09/01/28	CAD	590	393,576
2.85%, 12/01/53	CAD	1,620	806,662
3.10%, 12/01/51	CAD	1,890	1,001,266
3.25%, 09/01/32	CAD	2,000	1,283,085
3.50%, 12/01/45	CAD	2,580	1,497,366
3.50%, 12/01/48	CAD	1,280	736,418
3.60%, 09/01/33	CAD	5,600	3,656,563
3.75%, 09/01/24	CAD	100	71,350
4.25%, 12/01/43	CAD	600	392,987
4.40%, 12/01/55	CAD	810	546,373
5.00%, 12/01/38	CAD	950	685,839
5.00%, 12/01/41	CAD	1,500	1,081,356
5.75%, 12/01/36	CAD	1,520	1,179,566
6.25%, 06/01/32	CAD	110	87,132
Province of Saskatchewan Canada
2.15%, 06/02/31	CAD	500	301,535
2.20%, 06/02/30	CAD	400	248,769
2.65%, 06/02/27	CAD	450	303,822
2.75%, 12/02/46	CAD	300	150,294
2.80%, 12/02/52	CAD	320	157,294
3.05%, 12/02/28	CAD	700	471,220
3.10%, 06/02/50	CAD	400	211,426
3.20%, 06/03/24	CAD	20	14,264
3.30%, 06/02/48	CAD	500	276,197
3.40%, 02/03/42	CAD	100	58,027
3.75%, 03/05/54	CAD	400	238,060
3.90%, 06/02/45	CAD	150	92,467

116	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Canada (continued)
4.75%, 06/01/40	CAD	100	$69,814
PSP Capital Inc. 1.50%, 03/15/28(a)	CAD	450	285,414
3.00%, 11/05/25(a)	CAD	200	139,090
3.75%, 06/15/29(a)	CAD	500	345,528
4.15%, 06/01/33(a)	CAD	500	340,896
Regional Municipality of Peel Ontario, 3.85%, 10/30/42	CAD	100	59,895
Regional Municipality of York, 2.60%, 12/15/25	CAD	50	34,438
South Coast British Columbia Transportation Authority
3.25%, 11/23/28	CAD	250	169,695
4.15%, 12/12/53	CAD	200	123,318

			198,707,824

Chile — 0.1%
Bonos de la Tesoreria de la Republica en pesos 4.50%, 03/01/26	CLP	780,000	827,134
4.70%, 09/01/30(d)	CLP	1,395,000	1,391,631
5.00%, 10/01/28(d)	CLP	600,000	627,414
5.00%, 03/01/35	CLP	600,000	592,790
5.10%, 07/15/50	CLP	250,000	236,569
6.00%, 04/01/33(d)	CLP	400,000	428,088
6.00%, 01/01/43	CLP	315,000	336,697
7.00%, 05/01/34(d)	CLP	400,000	461,254
Chile Government International Bond 0.10%, 01/26/27 (Call 12/26/26)	EUR	200	186,268
0.56%, 01/21/29 (Call 11/21/28)	EUR	200	175,001
0.83%, 07/02/31 (Call 04/02/31)	EUR	100	81,755
1.25%, 01/29/40 (Call 10/31/39)	EUR	300	196,098
1.25%, 01/22/51 (Call 07/31/50)	EUR	200	100,717
1.30%, 07/26/36 (Call 04/26/36)	EUR	200	144,597
1.63%, 01/30/25	EUR	300	306,704
1.75%, 01/20/26	EUR	300	300,552
4.13%, 07/05/34	EUR	200	199,434

			6,592,703

China — 18.6%
Agricultural Development Bank of China 2.25%, 04/22/25	CNY	95,000	12,942,575
2.50%, 08/24/27	CNY	65,800	8,958,231
2.60%, 12/01/25	CNY	5,000	684,656
2.83%, 08/11/29	CNY	3,000	410,807
2.83%, 06/16/33	CNY	13,600	1,853,202
2.87%, 05/14/27	CNY	5,000	689,183
2.96%, 04/17/30	CNY	30,500	4,204,429
2.97%, 10/14/32	CNY	26,000	3,580,840
2.99%, 08/11/26	CNY	62,000	8,574,646
3.06%, 06/06/32	CNY	101,030	14,004,145
3.10%, 02/27/33	CNY	11,000	1,531,576
3.30%, 11/05/31	CNY	30,000	4,225,202
3.35%, 03/24/26	CNY	40,000	5,569,563
3.48%, 02/04/28	CNY	15,000	2,115,056
3.52%, 05/24/31	CNY	30,000	4,280,887
3.63%, 07/19/26	CNY	27,800	3,904,548
3.74%, 07/12/29	CNY	69,500	9,981,079
3.75%, 01/25/29	CNY	38,650	5,540,141
3.79%, 10/26/30	CNY	54,000	7,822,526
3.85%, 01/06/27	CNY	71,100	10,088,341
3.95%, 02/26/31	CNY	13,000	1,899,614
4.00%, 11/12/25	CNY	46,000	6,469,806

Security		Par (000)	Value

China (continued)
4.65%, 05/11/28	CNY	31,000	$4,592,180
4.98%, 01/12/25	CNY	20,000	2,814,010
China Development Bank 2.52%, 05/25/28	CNY	6,550	893,212
2.69%, 06/16/27	CNY	35,000	4,803,234
2.77%, 10/24/32	CNY	96,600	13,112,628
2.83%, 09/10/26	CNY	25,000	3,445,327
2.98%, 04/22/32	CNY	44,000	6,066,300
3.00%, 01/17/32	CNY	141,500	19,532,339
3.02%, 03/06/33	CNY	31,750	4,402,244
3.05%, 08/25/26	CNY	72,000	9,971,121
3.07%, 03/10/30	CNY	45,000	6,250,557
3.09%, 06/18/30	CNY	36,450	5,062,999
3.12%, 09/13/31	CNY	39,000	5,429,050
3.18%, 04/05/26	CNY	10,000	1,387,421
3.23%, 01/10/25	CNY	155,000	21,383,013
3.41%, 06/07/31	CNY	10,000	1,418,367
3.43%, 01/14/27	CNY	20,000	2,807,362
3.45%, 09/20/29	CNY	17,000	2,412,465
3.48%, 01/08/29	CNY	225,500	31,954,281
3.50%, 08/13/26	CNY	8,200	1,148,855
3.65%, 05/21/29	CNY	114,500	16,387,161
3.66%, 03/01/31	CNY	46,900	6,838,663
3.68%, 02/26/26	CNY	63,000	8,832,875
3.70%, 10/20/30	CNY	45,050	6,496,627
3.74%, 09/10/25	CNY	77,000	10,759,891
3.80%, 01/25/36	CNY	90,000	13,365,658
4.15%, 10/26/25	CNY	38,000	5,354,360
4.21%, 04/13/25	CNY	23,000	3,220,956
4.73%, 04/02/25	CNY	37,500	5,285,007
4.88%, 02/09/28	CNY	34,900	5,197,033
5.25%, 06/24/28	CNY	10,000	1,524,531
China Government Bond 1.99%, 04/09/25	CNY	347,100	47,193,376
2.18%, 08/25/25	CNY	118,310	16,119,440
2.26%, 02/24/25	CNY	59,000	8,058,727
2.28%, 11/25/25	CNY	104,000	14,179,066
2.37%, 01/20/27	CNY	150,000	20,437,412
2.44%, 10/15/27	CNY	8,000	1,090,404
2.48%, 04/15/27	CNY	107,000	14,612,810
2.48%, 09/25/28	CNY	18,550	2,529,064
2.50%, 07/25/27	CNY	95,000	12,980,257
2.52%, 08/25/33	CNY	26,090	3,513,296
2.60%, 09/01/32	CNY	124,760	16,898,809
2.62%, 09/25/29	CNY	72,300	9,866,607
2.64%, 01/15/28	CNY	15,000	2,060,929
2.68%, 05/21/30	CNY	262,860	35,923,813
2.69%, 08/12/26	CNY	120,000	16,526,449
2.69%, 08/15/32	CNY	26,900	3,669,353
2.70%, 11/03/26	CNY	5,000	689,142
2.74%, 08/04/26	CNY	33,000	4,550,697
2.75%, 06/15/29	CNY	135,000	18,565,948
2.75%, 02/17/32	CNY	59,520	8,158,227
2.79%, 12/15/29	CNY	112,000	15,420,314
2.80%, 03/24/29	CNY	90,000	12,408,770
2.80%, 11/15/32	CNY	100,320	13,832,752
2.85%, 06/04/27	CNY	86,000	11,908,318
2.88%, 02/25/33	CNY	43,020	5,987,150
2.90%, 05/05/26	CNY	113,000	15,648,231
3.02%, 05/27/31	CNY	20,000	2,805,637
3.12%, 12/05/26	CNY	36,050	5,035,429

S C H E D U L E O F I N V E S T M E N T S	117

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

China (continued)
3.12%, 10/25/52	CNY	38,300	$5,298,743
3.25%, 11/22/28	CNY	46,000	6,519,692
3.27%, 03/25/73	CNY	78,890	11,168,803
3.39%, 03/16/50	CNY	123,800	17,843,478
3.52%, 04/25/46	CNY	8,000	1,171,301
3.53%, 10/18/51	CNY	5,000	740,307
3.54%, 08/16/28	CNY	4,000	575,449
3.72%, 04/12/51	CNY	94,890	14,485,876
3.73%, 05/25/70	CNY	21,520	3,374,821
3.74%, 09/22/35	CNY	42,290	6,352,219
3.81%, 09/14/50	CNY	69,500	10,749,556
3.86%, 07/22/49	CNY	14,000	2,175,526
3.97%, 07/23/48	CNY	30,600	4,825,350
4.00%, 06/24/69	CNY	27,250	4,518,953
4.05%, 07/24/47	CNY	18,400	2,929,749
4.08%, 10/22/48	CNY	42,800	6,893,072
4.22%, 03/19/48	CNY	4,000	656,901
4.50%, 06/23/41	CNY	10,850	1,839,859
China Government Bonds, 3.53%, 10/18/51	CNY	32,400	4,797,189
China Government International Bond
0.13%, 11/12/26 (Call 08/12/26)(a)	EUR	800	758,286
0.50%, 11/12/31 (Call 08/12/31)(a)	EUR	300	251,092
0.63%, 11/17/33(a)	EUR	400	312,755
1.00%, 11/12/39 (Call 08/12/39)(a)	EUR	200	137,550
Export-Import Bank of China (The) 2.74%, 09/05/29	CNY	2,000	272,974
2.82%, 06/17/27	CNY	29,650	4,082,758
2.90%, 08/19/32	CNY	64,300	8,807,323
2.92%, 04/17/30	CNY	2,600	357,572
2.93%, 03/02/25	CNY	68,100	9,366,698
3.10%, 02/13/33	CNY	24,000	3,342,444
3.18%, 03/11/32	CNY	56,250	7,858,154
3.22%, 05/14/26	CNY	39,000	5,418,696
3.23%, 03/23/30	CNY	21,500	3,008,331
3.26%, 02/24/27	CNY	18,250	2,548,056
3.33%, 02/22/26	CNY	50,000	6,953,355
3.38%, 07/16/31	CNY	22,000	3,114,523
3.43%, 10/23/25	CNY	64,000	8,901,630
3.74%, 11/16/30	CNY	29,000	4,188,735
3.86%, 05/20/29	CNY	84,200	12,151,396
3.87%, 09/14/25	CNY	11,000	1,540,717
3.88%, 01/12/36	CNY	5,700	850,518
4.11%, 03/20/27	CNY	7,000	1,002,857
4.89%, 03/26/28	CNY	24,750	3,692,415

			887,986,886

Colombia — 0.2%
Colombia TES, 13.25%, 02/09/33	COP	3,000,000	787,948
Colombian TES 9.25%, 05/28/42	COP	5,000,000	966,670
Series B, 5.75%, 11/03/27	COP	5,148,700	1,046,122
Series B, 6.00%, 04/28/28	COP	3,890,900	783,578
Series B, 6.25%, 11/26/25	COP	6,268,700	1,404,196
Series B, 6.25%, 07/09/36	COP	3,000,000	469,192
Series B, 7.00%, 03/26/31	COP	5,000,000	959,316
Series B, 7.00%, 06/30/32	COP	8,989,600	1,654,714
Series B, 7.25%, 10/18/34	COP	4,501,400	798,024
Series B, 7.75%, 09/18/30	COP	2,864,600	583,463

			9,453,223

Security		Par (000)	Value

Croatia — 0.1%
Croatia Government International Bond
1.13%, 06/19/29(a)	EUR	150	$135,984
1.13%, 03/04/33(a)	EUR	200	164,112
1.50%, 06/17/31(a)	EUR	790	701,583
1.75%, 03/04/41(a)	EUR	180	128,279
2.70%, 06/15/28(a)	EUR	300	303,182
2.75%, 01/27/30(a)	EUR	250	247,768
2.88%, 04/22/32(a)	EUR	100	96,827
3.00%, 03/20/27(a)	EUR	200	206,368
4.00%, 06/14/35(a)	EUR	300	311,002

			2,295,105

Cyprus — 0.0%
Cyprus Government International Bond
0.95%, 01/20/32(a)	EUR	590	497,968
1.25%, 01/21/40(a)	EUR	472	314,583
2.38%, 09/25/28(a)	EUR	400	398,290
4.25%, 11/04/25(a)	EUR	300	322,048

			1,532,889

Czech Republic — 0.3%
Czech Republic Government Bond
0.05%, 11/29/29	CZK	19,930	656,815
0.95%, 05/15/30(a)	CZK	16,960	583,575
1.00%, 06/26/26(a)	CZK	44,520	1,749,657
1.20%, 03/13/31	CZK	35,180	1,198,470
1.25%, 02/14/25	CZK	37,500	1,535,090
1.50%, 04/24/40	CZK	21,960	599,049
1.75%, 06/23/32	CZK	31,000	1,067,394
1.95%, 07/30/37	CZK	10,620	332,230
2.00%, 10/13/33	CZK	39,920	1,359,822
2.50%, 08/25/28(a)	CZK	37,930	1,493,306
2.75%, 07/23/29	CZK	31,910	1,250,157
4.20%, 12/04/36(a)	CZK	19,490	797,391
5.00%, 09/30/30	CZK	15,150	669,223
5.70%, 05/25/24(a)	CZK	11,440	494,428

			13,786,607

Denmark — 0.3%
Denmark Government Bond
0.00%, 11/15/24	DKK	6,400	876,650
0.00%, 11/15/31	DKK	16,682	1,875,527
0.25%, 11/15/52	DKK	9,395	605,462
0.50%, 11/15/27	DKK	20,594	2,664,758
0.50%, 11/15/29	DKK	10,828	1,338,254
1.75%, 11/15/25	DKK	18,670	2,577,673
2.25%, 11/15/33	DKK	3,280	431,925
4.50%, 11/15/39	DKK	14,399	2,370,009
7.00%, 11/10/24	DKK	2,000	294,123
Kommunekredit
0.00%, 11/17/29	EUR	300	260,942
0.00%, 05/04/34(a)	EUR	450	330,627
0.50%, 01/24/25(a)	EUR	300	305,392
0.63%, 05/11/26(a)	EUR	400	395,456
0.75%, 05/18/27(a)	EUR	120	116,439
0.88%, 11/03/36(a)	EUR	500	378,454
2.88%, 01/19/35(a)	EUR	300	295,662

			15,117,353

Finland — 0.4%
Finland Government Bond
0.00%, 09/15/26(d)	EUR	1,718	1,666,206
0.13%, 09/15/31(d)	EUR	1,152	954,918
0.13%, 04/15/36(d)	EUR	738	511,995

118	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Finland (continued)
0.13%, 04/15/52(d)	EUR	872	$363,106
0.25%, 09/15/40(d)	EUR	783	476,572
0.50%, 04/15/26(d)	EUR	1,445	1,438,300
0.50%, 09/15/27(d)	EUR	526	505,428
0.50%, 09/15/28(d)	EUR	506	473,429
0.50%, 09/15/29(d)	EUR	1,083	986,686
0.50%, 04/15/43(a)(d)	EUR	810	481,133
0.75%, 04/15/31(d)	EUR	1,390	1,232,133
1.13%, 04/15/34(d)	EUR	896	758,162
1.38%, 04/15/47(d)	EUR	707	484,828
2.63%, 07/04/42(d)	EUR	733	667,534
2.75%, 07/04/28(d)	EUR	1,570	1,639,412
2.75%, 04/15/38(d)	EUR	576	546,791
3.00%, 09/15/33(d)	EUR	1,380	1,410,402
4.00%, 07/04/25(d)	EUR	3,000	3,209,924
Finnvera OYJ 0.38%, 04/09/29(a)	EUR	300	272,248
0.50%, 04/13/26(a)	EUR	200	197,381
0.75%, 08/07/28(a)	EUR	200	188,860
1.13%, 05/17/32(a)	EUR	100	88,321
Kuntarahoitus OYJ 1.13%, 06/19/25(a)	GBP	500	568,362
3.13%, 07/29/30(a)	EUR	1,000	1,044,607

			20,166,738

France — 6.9%
Action Logement Services 0.50%, 10/30/34(a)	EUR	200	148,020
0.75%, 07/19/41(a)	EUR	300	180,622
3.13%, 09/28/37(a)	EUR	200	188,597
4.13%, 10/03/38(a)	EUR	400	417,827
Agence Francaise de Developpement EPIC 0.00%, 03/25/25(a)	EUR	200	201,163
0.25%, 07/21/26(a)	EUR	700	679,462
0.25%, 06/29/29(a)	EUR	1,100	971,162
0.50%, 05/25/30(a)	EUR	400	348,787
1.00%, 01/31/28(a)	EUR	200	191,616
1.38%, 07/05/32(a)	EUR	1,200	1,055,908
1.50%, 10/31/34(a)	EUR	300	254,231
1.63%, 05/25/32(a)	EUR	500	450,558
3.38%, 05/25/33(a)	EUR	1,000	1,025,085
Agence France Locale 0.00%, 09/20/27(a)	EUR	300	277,747
0.20%, 03/20/29(a)	EUR	500	443,610
0.50%, 06/20/24(a)	EUR	100	103,449
Bpifrance SACA 0.05%, 09/26/29(a)	EUR	300	260,380
0.13%, 11/25/28(a)	EUR	1,200	1,077,688
0.25%, 03/29/30(a)	EUR	200	172,950
0.63%, 05/25/26(a)	EUR	600	591,954
0.75%, 11/25/24(a)	EUR	100	102,477
0.88%, 09/26/28(a)	EUR	500	468,822
1.00%, 05/25/27(a)	EUR	1,000	974,156
1.88%, 05/25/30(a)	EUR	300	287,970
2.50%, 05/25/24(a)	EUR	100	104,963
3.00%, 09/10/26(a)	EUR	600	628,194
3.13%, 05/25/33(a)	EUR	100	101,833
3.50%, 09/27/27(a)	EUR	1,600	1,698,547
Caisse d’Amortissement de la Dette Sociale 0.00%, 02/25/28(a)	EUR	2,000	1,837,021
0.00%, 05/25/29(a)	EUR	1,400	1,233,345
0.00%, 05/25/31(a)	EUR	1,000	819,123

Security		Par (000)	Value

France (continued)
0.13%, 09/15/31(a)	EUR	1,000	$818,715
0.45%, 01/19/32(a)	EUR	800	665,520
0.60%, 11/25/29(a)	EUR	400	359,551
1.38%, 11/25/24(a)	EUR	1,300	1,341,465
2.75%, 11/25/32(a)	EUR	1,700	1,691,715
2.88%, 05/25/27(a)	EUR	800	833,446
3.00%, 11/25/31(a)	EUR	500	511,597
3.13%, 03/01/30(a)	EUR	1,000	1,043,654
4.00%, 12/15/25(a)	EUR	540	577,403
Caisse de Refinancement de l’Habitat SA,
2.38%, 03/05/24(a)	CHF	150	165,112
Caisse des Depots et Consignations
3.13%, 05/25/33(a)	EUR	500	511,124
3.38%, 11/25/30(a)	EUR	500	527,156
Caisse Francaise de Financement Local
0.00%, 05/07/25(a)	EUR	400	399,904
0.00%, 06/24/30(a)	EUR	500	418,493
0.00%, 03/18/31(a)	EUR	400	325,415
0.10%, 11/13/29(a)	EUR	200	172,174
0.13%, 02/15/36(a)	EUR	200	135,008
0.38%, 05/11/24(a)	EUR	300	311,510
0.38%, 06/23/25(a)	EUR	200	200,459
0.38%, 01/20/32(a)	EUR	300	244,109
0.38%, 02/13/40(a)	EUR	100	61,009
0.50%, 01/19/26(a)	EUR	100	98,873
0.50%, 02/19/27(a)	EUR	800	767,435
0.63%, 04/13/26(a)	EUR	300	295,481
0.63%, 01/20/42(a)	EUR	500	303,389
0.75%, 01/11/27(a)	EUR	100	97,015
0.75%, 09/27/27(a)	EUR	200	190,660
1.13%, 12/01/31(a)	EUR	300	261,912
1.25%, 05/11/32(a)	EUR	200	174,393
1.45%, 01/16/34(a)	EUR	400	340,591
1.50%, 06/28/38(a)	EUR	200	155,013
3.25%, 02/19/29(a)	EUR	200	208,198
French Republic Government Bond OAT
0.00%, 02/25/25(a)	EUR	7,020	7,109,363
0.00%, 03/25/25(a)	EUR	5,935	5,997,312
0.00%, 02/25/26(a)	EUR	20,904	20,613,778
0.00%, 02/25/27(a)	EUR	9,500	9,102,929
0.00%, 11/25/29(a)	EUR	2,096	1,845,209
0.00%, 11/25/30(a)	EUR	6,540	5,556,877
0.00%, 11/25/31(a)	EUR	11,290	9,238,187
0.00%, 05/25/32(a)	EUR	8,840	7,100,874
0.25%, 11/25/26(a)	EUR	4,717	4,587,834
0.50%, 05/25/25(a)	EUR	5,342	5,415,648
0.50%, 05/25/26(a)	EUR	6,697	6,641,935
0.50%, 05/25/29(a)	EUR	9,279	8,548,453
0.50%, 05/25/40(d)	EUR	4,490	2,850,973
0.50%, 06/25/44(d)	EUR	4,701	2,621,132
0.50%, 05/25/72(d)	EUR	1,640	535,072
0.75%, 02/25/28(a)	EUR	12,453	11,977,374
0.75%, 05/25/28(a)	EUR	14,201	13,583,902
0.75%, 11/25/28(a)	EUR	11,669	11,041,040
0.75%, 05/25/52(a)	EUR	4,640	2,259,887
0.75%, 05/25/53(d)	EUR	5,978	2,835,977
1.00%, 11/25/25(a)	EUR	11,150	11,298,600
1.00%, 05/25/27(a)	EUR	6,641	6,551,014
1.25%, 05/25/34(a)	EUR	6,700	5,717,548
1.25%, 05/25/36(d)	EUR	8,140	6,582,608
1.25%, 05/25/38(a)	EUR	2,880	2,205,228

S C H E D U L E O F I N V E S T M E N T S	119

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

France (continued)
1.50%, 05/25/31(a)	EUR	10,420	$9,803,160
1.50%, 05/25/50(d)	EUR	6,668	4,264,363
1.75%, 11/25/24(a)	EUR	5,165	5,366,318
1.75%, 06/25/39(d)	EUR	4,673	3,808,431
1.75%, 05/25/66(d)	EUR	4,115	2,476,118
2.00%, 11/25/32(a)	EUR	8,350	7,929,462
2.00%, 05/25/48(d)	EUR	5,805	4,312,013
2.50%, 09/24/26(a)	EUR	8,000	8,327,729
2.50%, 05/25/30(a)	EUR	4,927	5,027,570
2.50%, 05/25/43(d)	EUR	1,820	1,564,741
2.75%, 10/25/27(a)	EUR	11,925	12,487,727
2.75%, 02/25/29(a)	EUR	3,380	3,519,507
3.00%, 05/25/33(a)	EUR	6,500	6,671,072
3.00%, 05/25/54(a)(d)	EUR	3,340	2,911,818
3.25%, 05/25/45(a)	EUR	5,660	5,448,744
3.50%, 04/25/26(a)	EUR	2,701	2,884,973
4.00%, 10/25/38(a)	EUR	3,775	4,125,105
4.00%, 04/25/55(d)	EUR	2,701	2,861,640
4.00%, 04/25/60(a)	EUR	2,929	3,107,189
4.50%, 04/25/41(a)	EUR	4,343	5,008,666
4.75%, 04/25/35(a)	EUR	2,229	2,627,466
5.50%, 04/25/29(a)	EUR	2,118	2,508,325
5.75%, 10/25/32(a)	EUR	3,679	4,617,528
6.00%, 10/25/25(a)	EUR	504	561,862
Gestion Securite de Stocks Securite SA
0.63%, 10/20/28(a)	EUR	200	184,229
3.38%, 06/29/30(a)	EUR	500	522,228
Ile de France, 0.00%, 04/20/28(a)	EUR	300	272,916
Ile-de-France Mobilites, 3.40%, 05/25/43(a)	EUR	200	187,679
Regie Autonome des Transports Parisiens,
1.88%, 05/25/32(a)	EUR	100	91,428
Region of Ile de France
0.50%, 06/14/25(a)	EUR	200	201,190
2.90%, 04/30/31(a)	EUR	600	605,604
SFIL SA
0.25%, 12/01/31(a)	EUR	300	243,616
1.50%, 03/05/32(a)	EUR	200	179,748
3.25%, 11/25/30(a)	EUR	1,000	1,037,186
SNCF Reseau
2.63%, 12/29/25(a)	EUR	300	311,735
5.00%, 03/11/52(a)	GBP	200	218,008
Societe Du Grand Paris EPIC
0.00%, 11/25/30(a)	EUR	700	578,210
0.30%, 11/25/31(a)	EUR	400	325,594
0.70%, 10/15/60(a)	EUR	500	174,487
1.00%, 11/26/51(a)	EUR	200	97,046
1.00%, 02/18/70(a)	EUR	400	144,643
1.13%, 05/25/34(a)	EUR	600	486,256
1.63%, 04/08/42(a)	EUR	600	424,242
1.70%, 05/25/50(a)	EUR	300	187,002
3.70%, 05/25/53(a)	EUR	200	188,096
Societe Nationale SNCF SA
0.63%, 04/17/30(a)	EUR	400	351,222
0.88%, 02/28/51(a)	EUR	300	134,970
1.00%, 05/25/40(a)	EUR	100	64,914
1.00%, 01/19/61(a)	EUR	500	188,949
Unedic Asseo
0.00%, 05/25/31(a)	EUR	1,200	989,085
0.10%, 11/25/26(a)	EUR	600	575,636
0.13%, 11/25/24	EUR	200	203,458
0.25%, 11/25/29(a)	EUR	1,400	1,235,947

Security		Par (000)	Value

France (continued)
0.25%, 07/16/35(a)	EUR	1,100	$791,225
0.50%, 03/20/29(a)	EUR	500	457,077
0.63%, 02/17/25(a)	EUR	700	712,612
0.63%, 03/03/26(a)	EUR	600	595,371
0.88%, 05/25/28(a)	EUR	100	95,085
1.25%, 10/21/27(a)	EUR	300	293,415
1.25%, 05/25/33(a)	EUR	200	173,543
1.50%, 04/20/32(a)	EUR	300	273,539
1.75%, 11/25/32(a)	EUR	500	460,118
Ville de Paris, 1.38%, 11/20/34(a)	EUR	100	82,248

			329,884,604

Germany — 5.6%
Bundesobligation
0.00%, 04/11/25(a)	EUR	4,410	4,458,695
0.00%, 10/10/25(a)	EUR	4,302	4,296,577
0.00%, 04/10/26(a)	EUR	2,904	2,868,685
0.00%, 10/09/26(a)	EUR	2,009	1,961,099
0.00%, 04/16/27(a)	EUR	1,705	1,644,598
1.30%, 10/15/27(a)	EUR	1,195	1,201,524
2.20%, 04/13/28(a)	EUR	2,440	2,532,184
Series G, 0.00%, 10/10/25(a)	EUR	6,012	6,011,249
Bundesrepublik Deutschland Bundesanleihe
0.00%, 08/15/26(a)	EUR	14,645	14,352,156
0.00%, 11/15/27(a)	EUR	1,987	1,891,300
0.00%, 11/15/28(a)	EUR	7,168	6,660,879
0.00%, 08/15/29(a)	EUR	7,100	6,469,561
0.00%, 02/15/30(a)	EUR	5,150	4,630,410
0.00%, 08/15/30(a)	EUR	5,010	4,443,388
0.00%, 02/15/31(a)	EUR	3,180	2,779,180
0.00%, 08/15/31(a)	EUR	3,191	2,748,899
0.00%, 02/15/32(a)	EUR	4,910	4,163,610
0.00%, 05/15/35(a)	EUR	3,935	2,985,848
0.00%, 05/15/36(a)	EUR	4,460	3,270,039
0.00%, 08/15/50(a)	EUR	7,030	3,344,700
0.00%, 08/15/52(a)	EUR	3,920	1,757,957
0.25%, 02/15/27(a)	EUR	9,098	8,887,829
0.25%, 08/15/28(a)	EUR	3,268	3,094,653
0.25%, 02/15/29(a)	EUR	5,881	5,507,303
0.50%, 02/15/25(a)	EUR	9,379	9,577,580
0.50%, 02/15/26(a)	EUR	5,753	5,765,458
0.50%, 08/15/27(a)	EUR	10,775	10,525,178
0.50%, 02/15/28(a)	EUR	8,994	8,704,234
1.00%, 08/15/25(a)	EUR	4,302	4,389,889
1.00%, 05/15/38(a)	EUR	4,392	3,545,695
1.25%, 08/15/48(a)	EUR	5,853	4,269,519
1.70%, 08/15/32(a)	EUR	2,679	2,608,685
1.80%, 08/15/53(a)	EUR	5,760	4,580,320
2.10%, 11/15/29(a)	EUR	4,120	4,227,625
2.30%, 02/15/33(a)	EUR	9,970	10,156,200
2.50%, 07/04/44(a)	EUR	4,877	4,701,965
2.50%, 08/15/46(a)	EUR	4,963	4,756,624
2.60%, 08/15/33	EUR	6,950	7,224,974
3.25%, 07/04/42(a)	EUR	3,467	3,751,225
4.00%, 01/04/37(a)	EUR	2,928	3,437,233
4.25%, 07/04/39(a)	EUR	2,436	2,956,294
4.75%, 07/04/28(a)	EUR	709	819,246
4.75%, 07/04/34(a)	EUR	2,807	3,482,703
4.75%, 07/04/40(a)	EUR	2,560	3,299,062
5.50%, 01/04/31(a)	EUR	1,905	2,383,339
5.63%, 01/04/28(a)	EUR	1,289	1,522,501
6.25%, 01/04/30(a)	EUR	946	1,204,812

120	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Germany (continued)
6.50%, 07/04/27(a)	EUR	1,183	$1,412,835
Series G, 0.00%, 08/15/30(a)	EUR	1,710	1,518,818
Series G, 0.00%, 08/15/31(a)	EUR	2,500	2,154,969
Series G, 0.00%, 08/15/50(a)	EUR	1,270	607,891
Bundesschatzanweisungen 2.20%, 12/12/24(a)	EUR	7,000	7,310,044
3.10%, 09/18/25	EUR	3,000	3,175,314
Free and Hanseatic City of Hamburg 0.00%, 04/07/26(a)	EUR	300	292,871
0.00%, 09/29/31	EUR	300	245,062
0.25%, 02/18/41(a)	EUR	200	118,007
0.40%, 11/23/51	EUR	200	87,480
0.50%, 04/27/26(a)	EUR	400	394,877
1.45%, 11/05/38(a)	EUR	100	78,578
Free State of Bavaria, 0.00%, 05/07/27(a)	EUR	700	662,571
Free State of Saxony, 0.00%, 11/05/29(a)	EUR	200	174,771
Gemeinsame Deutsche Bundeslaender 0.00%, 10/08/27(a)	EUR	400	373,716
0.00%, 08/26/30(a)	EUR	500	424,669
0.63%, 10/25/27(a)	EUR	300	286,995
0.63%, 02/13/29(a)	EUR	300	277,828
1.13%, 09/30/24(a)	EUR	400	413,362
1.25%, 05/04/29(a)	EUR	200	190,703
Land Baden-Wuerttemberg 0.00%, 07/09/32(a)	EUR	200	159,046
0.63%, 01/16/25(a)	EUR	750	765,522
0.63%, 01/27/26(a)	EUR	100	99,608
0.80%, 04/05/28(a)	EUR	300	285,977
Land Berlin 0.00%, 05/18/27(a)	EUR	500	472,533
0.00%, 07/02/30(a)	EUR	300	255,674
0.05%, 08/06/40(a)	EUR	300	171,549
0.10%, 01/18/30(a)	EUR	300	261,565
0.10%, 01/18/41(a)	EUR	680	387,910
0.25%, 04/22/25(a)	EUR	300	302,515
0.63%, 03/20/26(a)	EUR	100	99,333
0.63%, 02/08/27(a)	EUR	350	340,497
0.63%, 02/05/29(a)	EUR	500	463,005
0.63%, 01/26/52(a)	EUR	200	96,358
0.75%, 04/03/34(a)	EUR	475	383,433
1.00%, 05/19/32(a)	EUR	300	262,368
1.38%, 06/05/37(a)	EUR	620	496,110
1.38%, 08/27/38(a)	EUR	100	77,857
1.63%, 06/03/24(a)	EUR	75	78,333
Land Nordrhein Westfalen 0.50%, 01/15/52(a)	EUR	380	172,861
1.00%, 10/16/46(a)	EUR	420	255,074
Land Thueringen 0.20%, 10/26/26(a)	EUR	60	58,021
0.38%, 12/01/51(a)	EUR	150	65,165
0.50%, 03/02/27(a)	EUR	100	96,754
0.50%, 03/02/29	EUR	500	459,163
Lower Saxony, 0.50%, 06/13/25(a)	EUR	150	151,441
State of Brandenburg 0.00%, 06/26/28(a)	EUR	500	456,467
0.25%, 10/19/26(a)	EUR	500	484,644
0.60%, 10/13/51(a)	EUR	200	96,087
1.13%, 07/04/33(a)	EUR	100	86,276
2.50%, 01/25/29	EUR	400	408,331
State of Bremen 0.00%, 10/06/28(a)	EUR	800	723,528

Security	Par (000)		Value

Germany (continued)
0.15%, 09/14/40(a)	EUR	300	$174,523
0.55%, 02/04/50(a)	EUR	300	144,591
1.20%, 01/30/34(a)	EUR	200	169,996
State of Hesse 0.00%, 03/11/30(a)	EUR	400	345,285
0.25%, 06/10/25(a)	EUR	800	804,196
0.38%, 07/06/26(a)	EUR	675	661,341
0.63%, 08/02/28(a)	EUR	600	563,006
0.75%, 08/04/36(a)	EUR	200	150,273
0.88%, 12/10/24(a)	EUR	200	205,218
2.63%, 09/10/27	EUR	500	517,855
2.88%, 01/10/33	EUR	500	509,909
3.25%, 10/05/28	EUR	1,874	1,983,534
State of Lower Saxony 0.00%, 08/02/24(a)	EUR	280	288,096
0.00%, 09/15/25(a)	EUR	200	198,767
0.00%, 07/10/26(a)	EUR	400	387,704
0.00%, 02/11/27(a)	EUR	400	381,052
0.00%, 11/25/27(a)	EUR	500	464,900
0.00%, 05/26/28(a)	EUR	680	622,311
0.00%, 08/13/30(a)	EUR	400	340,014
0.13%, 01/09/32(a)	EUR	700	571,689
0.25%, 04/15/36(a)	EUR	100	70,574
0.38%, 01/09/26(a)	EUR	400	396,725
0.38%, 05/14/29(a)	EUR	600	543,783
0.50%, 06/08/26(a)	EUR	450	443,336
0.75%, 02/15/28(a)	EUR	720	687,066
State of North Rhine-Westphalia, 0.90%, 11/15/28(a)	EUR	500	472,305
State of North Rhine-Westphalia Germany 0.00%, 01/15/29(a)	EUR	600	537,411
0.00%, 10/12/35(a)	EUR	375	259,850
0.13%, 06/04/31(a)	EUR	525	438,056
0.20%, 03/31/27(a)	EUR	600	572,722
0.20%, 04/09/30(a)	EUR	1,150	1,003,130
0.20%, 01/27/51(a)	EUR	250	102,812
0.25%, 03/13/26(a)	EUR	820	807,196
0.38%, 09/02/50(a)	EUR	100	44,751
0.50%, 03/11/25(a)	EUR	300	304,591
0.50%, 04/16/26(a)	EUR	65	64,215
0.50%, 02/16/27(a)	EUR	500	483,871
0.63%, 07/21/31(a)	EUR	460	398,292
0.75%, 08/16/41(a)	EUR	75	48,062
0.80%, 07/30/49(a)	EUR	630	337,580
0.95%, 01/10/2121(a)	EUR	340	118,719
1.00%, 01/16/25(a)	EUR	700	717,753
1.10%, 03/13/34(a)	EUR	780	656,332
1.25%, 05/12/36(a)	EUR	650	525,884
1.38%, 01/15/2120(a)	EUR	435	185,569
1.45%, 02/16/43(a)	EUR	250	178,727
1.45%, 01/19/2122(a)	EUR	200	86,812
1.50%, 06/12/40(a)	EUR	300	229,062
1.55%, 06/16/48(a)	EUR	650	441,584
1.63%, 10/24/30(a)	EUR	320	303,555
1.65%, 02/22/38(a)	EUR	730	599,112
1.65%, 05/16/47(a)	EUR	470	330,679
1.75%, 10/26/57(a)	EUR	480	305,789
1.75%, 07/11/68(a)	EUR	400	234,435
1.95%, 09/26/78(a)	EUR	565	340,193
2.15%, 03/21/2119(a)	EUR	695	429,819
2.25%, 06/14/52(a)	EUR	200	153,815

S C H E D U L E O F I N V E S T M E N T S	121

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Germany (continued)
2.90%, 01/15/53(a)	EUR	600	$530,386
State of Rhineland-Palatinate 0.00%, 01/21/31(a)	EUR	800	670,265
0.05%, 01/23/30(a)	EUR	425	369,191
0.38%, 01/26/27(a)	EUR	300	289,627
0.38%, 03/10/51(a)	EUR	200	88,926
0.75%, 01/19/26(a)	EUR	500	499,659
State of Saxony-Anhalt 0.00%, 04/01/25(a)	EUR	300	301,935
0.00%, 03/10/31(a)	EUR	300	249,987
0.50%, 06/25/27(a)	EUR	450	431,861
0.75%, 01/29/29(a)	EUR	200	186,594
State of Schleswig-Holstein 2.88%, 05/10/28(a)	EUR	200	208,478
3.00%, 08/16/33(a)	EUR	800	820,124
State of Schleswig-Holstein Germany 0.05%, 07/08/31(a)	EUR	500	413,835
0.13%, 06/12/29(a)	EUR	550	490,314
0.20%, 08/15/39(a)	EUR	250	154,819
0.38%, 10/30/24(a)	EUR	300	307,124
0.38%, 02/08/27(a)	EUR	200	192,973

			268,571,575

Hong Kong — 0.0%
Hong Kong Government International Bond 3.38%, 06/07/27(a)	EUR	282	296,795
3.75%, 06/07/32(a)	EUR	200	208,976

			505,771

Hungary — 0.2%
Hungary Government Bond 2.25%, 04/20/33	HUF	259,710	480,652
2.25%, 06/22/34	HUF	150,000	265,296
2.50%, 10/24/24	HUF	404,520	1,058,132
2.75%, 12/22/26	HUF	331,550	790,105
3.00%, 10/27/27	HUF	371,660	873,061
3.00%, 08/21/30	HUF	150,000	323,071
3.00%, 10/27/38	HUF	40,000	66,725
3.00%, 04/25/41	HUF	200,000	313,778
3.25%, 10/22/31	HUF	255,650	540,397
4.75%, 11/24/32	HUF	324,240	739,214
5.50%, 06/24/25	HUF	266,930	710,807
6.75%, 10/22/28	HUF	219,890	590,099
Hungary Government International Bond 1.25%, 10/22/25(a)	EUR	310	309,311
1.63%, 04/28/32(a)	EUR	623	492,103
4.25%, 06/16/31(a)	EUR	400	390,797
5.38%, 09/12/33(a)	EUR	500	510,739

			8,454,287

Indonesia — 0.9%
Indonesia Government International Bond 0.90%, 02/14/27	EUR	100	93,928
1.40%, 10/30/31	EUR	300	246,405
1.75%, 04/24/25	EUR	200	203,149
3.38%, 07/30/25(a)	EUR	400	415,833
3.75%, 06/14/28(a)	EUR	300	309,494
Indonesia Treasury Bond 5.13%, 04/15/27	IDR	10,000,000	595,912
6.25%, 06/15/36	IDR	17,555,000	1,023,248
6.38%, 08/15/28	IDR	36,232,000	2,222,516
6.38%, 04/15/32	IDR	43,000,000	2,588,783
6.38%, 07/15/37	IDR	20,485,000	1,195,312

Security	Par (000)		Value

Indonesia (continued)
6.50%, 06/15/25	IDR	22,543,000	$1,409,232
6.50%, 02/15/31	IDR	24,342,000	1,482,723
6.88%, 08/15/51	IDR	15,000,000	911,975
7.00%, 05/15/27	IDR	25,000,000	1,570,859
7.00%, 09/15/30	IDR	20,048,000	1,260,560
7.00%, 02/15/33	IDR	44,413,000	2,781,929
7.13%, 06/15/42	IDR	21,144,000	1,327,531
7.13%, 06/15/43	IDR	11,842,000	742,750
7.25%, 02/15/26	IDR	36,000,000	2,273,327
7.38%, 05/15/48	IDR	9,808,000	627,776
7.50%, 08/15/32	IDR	41,912,000	2,676,400
7.50%, 06/15/35	IDR	28,000,000	1,802,306
7.50%, 04/15/40	IDR	18,210,000	1,175,024
8.13%, 05/15/24	IDR	18,000,000	1,141,875
8.25%, 05/15/29	IDR	58,031,000	3,842,569
8.25%, 05/15/36	IDR	18,000,000	1,225,717
8.38%, 03/15/24	IDR	15,790,000	1,000,128
8.38%, 09/15/26	IDR	9,000,000	587,367
8.38%, 03/15/34	IDR	38,000,000	2,596,895
8.38%, 04/15/39	IDR	19,760,000	1,366,331
8.75%, 02/15/44	IDR	12,320,000	884,651
Perusahaan Penerbit SBSN Indonesia, 8.88%, 11/15/31	IDR	7,600,000	536,539

			42,119,044

Ireland — 0.4%
Ireland Government Bond 0.00%, 10/18/31(a)	EUR	1,090	899,883
0.20%, 05/15/27(a)	EUR	2,254	2,164,377
0.20%, 10/18/30(a)	EUR	1,387	1,200,518
0.35%, 10/18/32(a)	EUR	1,021	841,478
0.40%, 05/15/35(a)	EUR	1,105	834,055
0.55%, 04/22/41(a)	EUR	898	572,713
0.90%, 05/15/28(a)	EUR	520	502,356
1.00%, 05/15/26(a)	EUR	2,978	2,998,538
1.10%, 05/15/29(a)	EUR	2,263	2,161,187
1.30%, 05/15/33(a)	EUR	1,185	1,052,528
1.35%, 03/18/31(a)	EUR	492	460,142
1.50%, 05/15/50(a)	EUR	1,390	912,904
1.70%, 05/15/37(a)	EUR	667	563,694
2.00%, 02/18/45(a)	EUR	1,561	1,218,451
2.40%, 05/15/30(a)	EUR	704	713,657
3.00%, 10/18/43(a)	EUR	500	480,364
5.40%, 03/13/25	EUR	600	653,044

			18,229,889

Isle Of Man — 0.0%
Isle of Man Government International Bond, 1.63%, 09/14/51(Call 03/14/51)(a)	GBP	150	80,079

Israel — 0.2%
Israel Government Bond - Fixed 0.50%, 04/30/25	ILS	5,000	1,172,502
0.50%, 02/27/26	ILS	2,650	601,391
1.00%, 03/31/30	ILS	4,790	962,334
1.30%, 04/30/32	ILS	3,120	596,087
1.50%, 11/30/23	ILS	2,760	680,994
1.50%, 05/31/37	ILS	6,860	1,124,542
1.75%, 08/31/25	ILS	3,049	721,978
2.00%, 03/31/27	ILS	1,550	356,079
2.25%, 09/28/28	ILS	4,628	1,042,352
2.80%, 11/29/52	ILS	830	129,011
3.75%, 03/31/24	ILS	1,377	340,100

122	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Israel (continued)
3.75%, 03/31/47	ILS	3,961	$780,418
5.50%, 01/31/42	ILS	2,210	573,717
6.25%, 10/30/26	ILS	650	169,775
Israel Government International Bond 0.63%, 01/18/32(a)	EUR	200	151,972
1.50%, 01/18/27(a)	EUR	100	94,989
1.50%, 01/16/29(a)	EUR	500	446,051
2.50%, 01/16/49(a)	EUR	200	146,714

			10,091,006

Italy — 5.2%
Cassa Depositi e Prestiti SpA 1.00%, 09/21/28(a)	EUR	300	270,438
1.00%, 02/11/30(a)	EUR	100	85,240
2.13%, 03/21/26(a)	EUR	100	101,103
4.75%, 10/18/30(a)	EUR	600	632,378
Italy Buoni Poliennali Del Tesoro 0.00%, 12/15/24(a)	EUR	2,000	2,029,233
0.00%, 04/01/26(a)	EUR	3,970	3,840,105
0.00%, 08/01/26(a)	EUR	970	926,184
0.25%, 03/15/28(a)	EUR	3,825	3,455,258
0.35%, 02/01/25(a)	EUR	5,243	5,317,865
0.45%, 02/15/29(a)	EUR	1,933	1,696,374
0.50%, 02/01/26(a)	EUR	6,475	6,375,161
0.50%, 07/15/28(a)	EUR	5,447	4,914,535
0.60%, 08/01/31(d)	EUR	5,553	4,429,593
0.85%, 01/15/27(a)	EUR	4,345	4,194,771
0.90%, 04/01/31(a)	EUR	4,740	3,931,731
0.95%, 09/15/27(a)	EUR	4,860	4,610,693
0.95%, 08/01/30(a)	EUR	4,009	3,422,201
0.95%, 12/01/31(d)	EUR	6,084	4,933,218
0.95%, 06/01/32(a)	EUR	2,010	1,597,284
0.95%, 03/01/37(d)	EUR	2,128	1,395,008
1.20%, 08/15/25(a)	EUR	7,662	7,747,559
1.25%, 12/01/26(a)	EUR	2,437	2,390,693
1.35%, 04/01/30(a)	EUR	3,044	2,705,245
1.45%, 11/15/24(a)	EUR	2,003	2,068,982
1.45%, 05/15/25(a)	EUR	3,000	3,067,488
1.45%, 03/01/36(d)	EUR	4,700	3,418,186
1.50%, 06/01/25(a)	EUR	1,027	1,048,943
1.50%, 04/30/45(d)	EUR	1,700	977,231
1.60%, 06/01/26(a)	EUR	2,820	2,827,559
1.65%, 12/01/30(d)	EUR	4,615	4,093,364
1.65%, 03/01/32(d)	EUR	4,013	3,429,382
1.70%, 09/01/51(d)	EUR	1,680	916,101
1.80%, 03/01/41(d)	EUR	4,020	2,684,177
1.85%, 07/01/25(d)	EUR	2,111	2,165,360
2.00%, 12/01/25(a)	EUR	2,289	2,338,637
2.00%, 02/01/28(a)	EUR	3,407	3,337,920
2.05%, 08/01/27(a)	EUR	4,559	4,524,965
2.10%, 07/15/26(a)	EUR	6,288	6,371,858
2.15%, 09/01/52(d)	EUR	2,692	1,607,998
2.15%, 03/01/72(d)	EUR	1,415	759,540
2.20%, 06/01/27(a)	EUR	1,145	1,146,385
2.25%, 09/01/36(d)	EUR	3,180	2,529,107
2.45%, 09/01/33(d)	EUR	3,753	3,298,638
2.45%, 09/01/50(d)	EUR	2,773	1,824,537
2.50%, 12/01/24(a)	EUR	819	854,862
2.50%, 11/15/25(a)	EUR	3,106	3,208,466
2.50%, 12/01/32(a)	EUR	3,610	3,245,556
2.65%, 12/01/27(a)	EUR	11,900	12,004,817
2.70%, 03/01/47(d)	EUR	2,380	1,716,975

Security	Par (000)		Value

Italy (continued)
2.80%, 12/01/28(a)	EUR	4,059	$4,058,492
2.80%, 06/15/29(a)	EUR	3,230	3,191,317
2.80%, 03/01/67(d)	EUR	1,262	817,610
2.95%, 09/01/38(d)	EUR	2,686	2,243,533
3.00%, 08/01/29(a)	EUR	5,290	5,279,820
3.10%, 03/01/40(d)	EUR	1,704	1,419,020
3.25%, 03/01/38(d)	EUR	4,010	3,494,495
3.25%, 09/01/46(d)	EUR	4,199	3,358,030
3.35%, 03/01/35(d)	EUR	3,349	3,091,275
3.40%, 03/28/25(a)	EUR	2,000	2,103,646
3.40%, 04/01/28(a)	EUR	3,780	3,911,186
3.45%, 03/01/48(d)	EUR	2,611	2,141,381
3.50%, 01/15/26(a)	EUR	5,790	6,094,996
3.50%, 03/01/30(d)	EUR	4,350	4,427,990
3.60%, 09/29/25(a)	EUR	4,900	5,165,353
3.85%, 09/01/49(d)	EUR	2,987	2,593,605
4.00%, 10/30/31(a)(d)	EUR	4,400	4,527,763
4.00%, 04/30/35(d)	EUR	4,010	3,946,972
4.00%, 02/01/37(d)	EUR	3,277	3,174,741
4.35%, 11/01/33(a)	EUR	1,610	1,660,673
4.40%, 05/01/33(a)	EUR	1,740	1,813,012
4.45%, 09/01/43(d)	EUR	1,560	1,510,872
4.50%, 03/01/26(d)	EUR	1,541	1,656,860
4.50%, 10/01/53(d)	EUR	520	491,766
4.75%, 09/01/28(d)	EUR	3,351	3,663,515
4.75%, 09/01/44(d)	EUR	3,510	3,536,989
5.00%, 03/01/25(d)	EUR	2,317	2,488,592
5.00%, 08/01/34(d)	EUR	1,998	2,156,288
5.00%, 08/01/39(d)	EUR	2,401	2,531,189
5.00%, 09/01/40(d)	EUR	3,427	3,604,060
5.25%, 11/01/29(a)	EUR	576	645,199
5.75%, 02/01/33(a)	EUR	4,535	5,220,988
6.00%, 05/01/31(a)	EUR	2,905	3,401,039
6.50%, 11/01/27(a)	EUR	2,429	2,817,417
Italy Government International Bond, 5.20%, 07/31/34	EUR	862	917,036

			249,625,624

Japan — 10.5%
Development Bank of Japan Inc., 0.88%, 10/10/25(a)	EUR	700	701,701
Japan Government Five Year Bond 0.00%, 03/20/26	JPY	245,600	1,614,382
0.00%, 06/20/26	JPY	1,775,000	11,656,809
0.00%, 09/20/26	JPY	291,000	1,908,829
0.00%, 03/20/27	JPY	300,000	1,962,509
0.00%, 06/20/27	JPY	684,450	4,468,783
0.10%, 12/20/24	JPY	1,500,000	9,906,321
0.10%, 03/20/25	JPY	450,000	2,971,322
0.10%, 06/20/25	JPY	865,200	5,711,372
0.10%, 09/20/25	JPY	521,650	3,441,256
0.10%, 12/20/25	JPY	1,379,650	9,096,384
0.10%, 03/20/27	JPY	600,000	3,937,635
0.10%, 09/20/27	JPY	1,125,200	7,359,969
0.10%, 03/20/28	JPY	510,600	3,327,908
0.10%, 06/20/28	JPY	540,000	3,512,918
0.20%, 12/20/27	JPY	1,356,300	8,892,321
0.20%, 03/20/28	JPY	900,000	5,890,013
0.30%, 12/20/27	JPY	455,350	2,998,141
0.30%, 09/20/28	JPY	750,000	4,911,826
Japan Government Forty Year Bond 0.40%, 03/20/56	JPY	464,850	1,982,407

S C H E D U L E O F I N V E S T M E N T S	123

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Japan (continued)
0.50%, 03/20/59	JPY	192,750	$822,888
0.50%, 03/20/60	JPY	523,100	2,209,300
0.70%, 03/20/61	JPY	283,800	1,280,924
0.80%, 03/20/58	JPY	215,600	1,039,816
0.90%, 03/20/57	JPY	364,550	1,833,173
1.00%, 03/20/62	JPY	268,850	1,338,212
1.30%, 03/20/63	JPY	75,000	408,789
1.40%, 03/20/55	JPY	175,150	1,029,577
1.70%, 03/20/54	JPY	144,450	918,064
1.90%, 03/20/53	JPY	131,800	880,143
2.00%, 03/20/52	JPY	84,500	575,383
2.20%, 03/20/49	JPY	77,000	547,542
2.20%, 03/20/50	JPY	65,950	467,928
2.20%, 03/20/51	JPY	295,250	2,092,788
Japan Government Ten Year Bond 0.10%, 03/20/26	JPY	391,700	2,580,573
0.10%, 06/20/26	JPY	1,640,700	10,800,765
0.10%, 09/20/26	JPY	716,100	4,710,469
0.10%, 12/20/26	JPY	418,050	2,746,666
0.10%, 03/20/27	JPY	505,000	3,313,840
0.10%, 06/20/27	JPY	990,700	6,490,639
0.10%, 09/20/27	JPY	1,108,500	7,251,777
0.10%, 12/20/27	JPY	817,750	5,339,519
0.10%, 03/20/28	JPY	976,150	6,361,150
0.10%, 06/20/28	JPY	2,171,250	14,116,596
0.10%, 09/20/28	JPY	565,250	3,669,234
0.10%, 12/20/28	JPY	930,000	6,025,130
0.10%, 03/20/29	JPY	200,000	1,292,987
0.10%, 06/20/29	JPY	351,000	2,264,449
0.10%, 09/20/29	JPY	397,400	2,557,897
0.10%, 12/20/29	JPY	459,850	2,952,254
0.10%, 03/20/30	JPY	1,188,150	7,607,167
0.10%, 06/20/30	JPY	723,650	4,613,627
0.10%, 09/20/30	JPY	488,350	3,104,569
0.10%, 12/20/30	JPY	731,150	4,630,983
0.10%, 03/20/31	JPY	1,104,650	6,968,603
0.10%, 06/20/31	JPY	435,000	2,733,925
0.10%, 09/20/31	JPY	1,287,500	8,060,335
0.10%, 12/20/31	JPY	1,465,000	9,135,633
0.20%, 03/20/32	JPY	557,600	3,493,119
0.20%, 06/20/32	JPY	926,500	5,782,048
0.20%, 09/20/32	JPY	1,111,250	6,911,730
0.30%, 12/20/24	JPY	210,000	1,389,920
0.30%, 12/20/25	JPY	328,600	2,175,589
0.40%, 03/20/25	JPY	371,500	2,463,001
0.40%, 06/20/25	JPY	425,000	2,819,285
0.40%, 09/20/25	JPY	656,950	4,358,379
0.40%, 06/20/33	JPY	400,000	2,512,947
0.50%, 12/20/24	JPY	686,250	4,552,647
0.50%, 12/20/32	JPY	412,550	2,629,380
0.50%, 03/20/33	JPY	1,426,550	9,070,445
Japan Government Thirty Year Bond 0.30%, 06/20/46	JPY	89,150	429,208
0.40%, 06/20/49	JPY	163,650	767,127
0.40%, 09/20/49	JPY	107,450	502,109
0.40%, 12/20/49	JPY	131,750	612,491
0.40%, 03/20/50	JPY	156,300	723,330
0.50%, 09/20/46	JPY	184,350	929,833
0.60%, 12/20/46	JPY	122,000	628,056
0.60%, 06/20/50	JPY	175,100	855,595
0.60%, 09/20/50	JPY	701,800	3,416,176

Security	Par (000)		Value

Japan (continued)
0.70%, 06/20/48	JPY	433,100	$2,236,008
0.70%, 12/20/48	JPY	328,700	1,685,878
0.70%, 12/20/50	JPY	281,700	1,406,207
0.70%, 03/20/51	JPY	199,750	994,249
0.70%, 06/20/51	JPY	231,500	1,149,048
0.70%, 09/20/51	JPY	450,250	2,229,186
0.70%, 12/20/51	JPY	247,700	1,224,101
0.80%, 03/20/46	JPY	180,250	981,744
0.80%, 03/20/47	JPY	458,000	2,465,039
0.80%, 06/20/47	JPY	147,000	788,689
0.80%, 09/20/47	JPY	160,550	858,209
0.80%, 12/20/47	JPY	175,150	932,357
0.80%, 03/20/48	JPY	164,650	874,692
0.90%, 09/20/48	JPY	206,800	1,117,574
1.00%, 03/20/52	JPY	281,750	1,510,958
1.20%, 06/20/53	JPY	240,000	1,349,938
1.30%, 06/20/52	JPY	150,350	870,637
1.40%, 09/20/45	JPY	148,850	921,541
1.40%, 12/20/45	JPY	216,800	1,340,873
1.40%, 09/20/52	JPY	269,900	1,600,522
1.40%, 03/20/53	JPY	116,550	690,375
1.50%, 12/20/44	JPY	217,150	1,377,110
1.50%, 03/20/45	JPY	192,600	1,218,910
1.60%, 06/20/45	JPY	281,000	1,809,601
1.60%, 12/20/52	JPY	66,950	416,731
1.70%, 12/20/43	JPY	147,850	976,388
1.70%, 03/20/44	JPY	103,800	684,654
1.70%, 06/20/44	JPY	88,500	583,131
1.70%, 09/20/44	JPY	206,850	1,361,916
1.80%, 03/20/43	JPY	99,600	672,026
1.80%, 09/20/43	JPY	189,800	1,276,234
1.90%, 09/20/42	JPY	124,000	853,575
1.90%, 06/20/43	JPY	102,200	700,415
2.00%, 09/20/40	JPY	242,600	1,713,138
2.00%, 09/20/41	JPY	488,000	3,429,381
2.00%, 03/20/42	JPY	196,400	1,376,849
2.20%, 09/20/39	JPY	40,000	291,570
2.20%, 03/20/41	JPY	446,300	3,228,497
2.30%, 03/20/35	JPY	34,550	257,440
2.30%, 06/20/35	JPY	53,250	397,200
2.30%, 12/20/35	JPY	155,000	1,156,566
2.30%, 03/20/39	JPY	191,700	1,420,353
2.30%, 03/20/40	JPY	95,000	700,229
2.40%, 09/20/38	JPY	100,500	753,996
2.50%, 06/20/34	JPY	20,150	152,697
2.50%, 09/20/37	JPY	49,000	372,921
2.50%, 03/20/38	JPY	25,700	195,358
Japan Government Twenty Year Bond 0.20%, 06/20/36	JPY	261,200	1,525,577
0.30%, 06/20/39	JPY	95,550	531,075
0.30%, 09/20/39	JPY	167,650	926,613
0.30%, 12/20/39	JPY	469,850	2,582,354
0.40%, 03/20/36	JPY	259,350	1,560,559
0.40%, 03/20/39	JPY	210,000	1,193,503
0.40%, 03/20/40	JPY	424,600	2,360,194
0.40%, 06/20/40	JPY	630,650	3,483,137
0.40%, 09/20/40	JPY	224,350	1,233,241
0.40%, 06/20/41	JPY	966,000	5,227,308
0.50%, 09/20/36	JPY	751,750	4,547,392
0.50%, 03/20/38	JPY	188,300	1,107,811
0.50%, 06/20/38	JPY	655,500	3,840,178

124	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Japan (continued)
0.50%, 12/20/38	JPY	275,000	$1,596,002
0.50%, 12/20/40	JPY	325,300	1,810,277
0.50%, 03/20/41	JPY	352,300	1,952,209
0.50%, 09/20/41	JPY	352,700	1,936,461
0.50%, 12/20/41	JPY	614,100	3,356,299
0.60%, 12/20/36	JPY	260,850	1,591,545
0.60%, 09/20/37	JPY	345,700	2,082,636
0.60%, 12/20/37	JPY	273,300	1,639,338
0.70%, 03/20/37	JPY	249,450	1,535,314
0.70%, 09/20/38	JPY	300,000	1,802,445
0.80%, 03/20/42	JPY	209,950	1,208,467
0.90%, 06/20/42	JPY	255,700	1,493,344
1.00%, 12/20/35	JPY	673,650	4,374,490
1.10%, 09/20/42	JPY	121,700	733,754
1.10%, 03/20/43	JPY	435,000	2,606,358
1.10%, 06/20/43	JPY	239,950	1,433,079
1.20%, 12/20/34	JPY	360,350	2,411,704
1.20%, 03/20/35	JPY	121,000	809,073
1.20%, 09/20/35	JPY	552,400	3,679,262
1.30%, 06/20/35	JPY	190,450	1,284,484
1.40%, 09/20/34	JPY	611,200	4,185,017
1.40%, 12/20/42	JPY	293,850	1,860,745
1.50%, 03/20/34	JPY	286,800	1,988,073
1.50%, 06/20/34	JPY	759,500	5,259,859
1.60%, 06/20/30	JPY	29,550	207,551
1.60%, 03/20/32	JPY	80,400	563,928
1.60%, 06/20/32	JPY	1,000,000	7,007,455
1.60%, 03/20/33	JPY	97,000	679,810
1.60%, 12/20/33	JPY	488,950	3,423,068
1.70%, 12/20/31	JPY	95,000	671,451
1.70%, 03/20/32	JPY	56,000	395,833
1.70%, 06/20/32	JPY	68,150	481,540
1.70%, 12/20/32	JPY	103,000	728,212
1.70%, 06/20/33	JPY	490,050	3,464,933
1.70%, 09/20/33	JPY	162,050	1,145,663
1.80%, 09/20/31	JPY	535,100	3,806,577
1.80%, 12/20/31	JPY	390,000	2,775,355
1.80%, 03/20/32	JPY	600,000	4,273,138
1.80%, 12/20/32	JPY	490,100	3,493,067
1.90%, 12/20/28	JPY	118,000	834,887
1.90%, 09/20/30	JPY	183,850	1,315,883
1.90%, 06/20/31	JPY	80,000	573,203
2.00%, 03/20/27	JPY	185,000	1,291,973
2.00%, 06/20/30	JPY	34,200	245,941
2.10%, 09/20/25	JPY	70,000	479,173
2.10%, 12/20/26	JPY	140,350	979,902
2.10%, 06/20/29	JPY	144,350	1,036,921
2.10%, 09/20/29	JPY	434,800	3,130,964
2.10%, 03/20/30	JPY	137,200	991,177
2.10%, 12/20/30	JPY	205,000	1,486,154
2.20%, 03/20/26	JPY	219,350	1,517,364
2.20%, 03/20/28	JPY	75,000	533,833
2.20%, 03/20/30	JPY	355,000	2,580,365
2.30%, 06/20/27	JPY	50,000	353,742
Japan Government Two Year Bond 0.00%, 10/01/24	JPY	600,000	3,959,661
0.00%, 11/01/24	JPY	562,050	3,708,687
0.00%, 04/01/25	JPY	400,200	2,638,621
0.00%, 05/01/25	JPY	311,050	2,050,464
0.00%, 06/01/25	JPY	307,400	2,025,994

Security	Par (000)		Value

Japan (continued)
0.00%, 08/01/25	JPY	300,000	$1,977,038

			502,231,951

Jersey — 0.0%
Jersey International Bond, 2.88%, 05/06/52(Call 11/06/51)(a)	GBP	100	74,361

Kazakhstan — 0.0%
Kazakhstan Government International Bond 0.60%, 09/30/26(a)	EUR	200	187,504
1.50%, 09/30/34(a)	EUR	100	74,660
1.55%, 11/09/23(a)	EUR	100	105,716

			367,880

Latvia — 0.0%
Latvia Government International Bond 0.00%, 01/24/29(a)	EUR	1,500	1,279,895
1.38%, 09/23/25(a)	EUR	100	100,461
1.88%, 02/19/49(a)	EUR	340	239,379

			1,619,735

Lithuania — 0.0%
Lithuania Government International Bond 0.75%, 05/06/30(a)	EUR	630	538,942
0.95%, 05/26/27(a)	EUR	220	208,903
1.63%, 06/19/49(a)	EUR	370	231,582
2.13%, 10/22/35(a)	EUR	428	366,383

			1,345,810

Luxembourg — 0.1%
Luxembourg Government Bond 0.00%, 04/28/25(a)	EUR	700	703,955
0.63%, 02/01/27(a)	EUR	465	453,978
2.25%, 03/19/28(a)	EUR	190	194,085
State of the Grand-Duchy of Luxembourg 0.00%, 03/24/31(a)	EUR	1,107	926,818
0.00%, 09/14/32(a)	EUR	685	546,057
3.00%, 03/02/33(a)	EUR	533	552,164

			3,377,057

Malaysia — 0.7%
Malaysia Government Bond 3.58%, 07/15/32	MYR	5,000	1,009,417
3.73%, 06/15/28	MYR	8,000	1,668,427
3.76%, 05/22/40	MYR	11,200	2,172,064
3.83%, 07/05/34	MYR	2,380	484,468
3.84%, 04/15/33	MYR	3,000	616,307
3.90%, 11/30/26	MYR	1,900	401,115
3.90%, 11/16/27	MYR	7,400	1,558,700
3.91%, 07/15/26	MYR	3,700	781,256
3.96%, 09/15/25	MYR	15,620	3,304,872
4.06%, 09/30/24	MYR	7,500	1,583,311
4.07%, 06/15/50	MYR	4,000	782,300
4.23%, 06/30/31	MYR	6,710	1,416,791
4.25%, 05/31/35	MYR	800	168,944
4.50%, 04/15/30	MYR	850	182,704
4.64%, 11/07/33	MYR	2,660	583,311
4.70%, 10/15/42	MYR	4,140	900,767
4.74%, 03/15/46	MYR	2,170	470,087
4.76%, 04/07/37	MYR	8,495	1,874,804
4.89%, 06/08/38	MYR	4,240	952,644
4.92%, 07/06/48	MYR	4,790	1,063,792
4.94%, 09/30/43	MYR	450	100,263
Malaysia Government Bonds, 4.46%, 03/31/53	MYR	4,000	832,388

S C H E D U L E O F I N V E S T M E N T S	125

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Malaysia (continued)
Malaysia Government Investment Issue 3.42%, 09/30/27	MYR	4,790	$991,907
3.99%, 10/15/25	MYR	150	31,743
4.13%, 07/09/29	MYR	11,091	2,342,616
4.19%, 10/07/32	MYR	15,740	3,317,495
4.29%, 08/14/43	MYR	3,110	641,125
4.37%, 10/31/28	MYR	7,080	1,518,406
4.47%, 09/15/39	MYR	2,930	622,145
4.58%, 08/30/33	MYR	1,600	349,250
5.36%, 05/15/52	MYR	2,000	468,989

			33,192,408

Mexico — 0.7%
Mexican Bonos 5.50%, 03/04/27	MXN	52,844	2,532,045
7.50%, 05/26/33	MXN	38,000	1,763,454
Series M, 5.75%, 03/05/26	MXN	70,280	3,499,489
Series M, 7.75%, 05/29/31	MXN	72,006	3,477,521
Series M, 7.75%, 11/23/34	MXN	20,400	952,767
Series M, 7.75%, 11/13/42	MXN	56,574	2,510,125
Series M, 8.00%, 09/05/24	MXN	56,000	3,017,993
Series M, 8.00%, 11/07/47	MXN	51,661	2,326,009
Series M 20, 7.50%, 06/03/27	MXN	36,828	1,869,930
Series M 20, 8.50%, 05/31/29	MXN	60,660	3,128,485
Series M 20, 10.00%, 12/05/24	MXN	19,000	1,040,176
Series M 30, 8.50%, 11/18/38	MXN	39,193	1,900,425
Series M 30, 10.00%, 11/20/36	MXN	22,000	1,208,974
Mexico Government International Bond 1.13%, 01/17/30 (Call 10/17/29)	EUR	300	256,017
1.35%, 09/18/27 (Call 06/18/27)	EUR	300	286,418
1.45%, 10/25/33 (Call 07/25/33)	EUR	300	222,953
1.75%, 04/17/28	EUR	500	470,793
2.13%, 10/25/51 (Call 04/25/51)	EUR	400	214,794
2.25%, 08/12/36 (Call 05/12/36)	EUR	200	148,964
2.38%, 02/11/30 (Call 11/11/29)	EUR	100	91,866
2.88%, 04/08/39	EUR	300	224,008
3.00%, 03/06/45	EUR	200	144,534
5.63%, 03/19/2114	GBP	100	84,254

			31,371,994

Netherlands — 1.1%
Nederlandse Waterschapsbank NV 0.00%, 11/16/26(a)	EUR	200	191,944
0.00%, 02/16/37(a)	EUR	500	327,066
0.25%, 12/15/25(a)	GBP	300	329,428
0.38%, 09/28/46(a)	EUR	300	153,374
0.75%, 10/04/41(a)	EUR	300	191,273
1.50%, 04/27/38(a)	EUR	280	224,432
Netherlands Government Bond 0.00%, 01/15/26(d)	EUR	2,594	2,569,099
0.00%, 01/15/27(d)	EUR	5,510	5,318,151
0.00%, 01/15/29(d)	EUR	1,000	911,237
0.00%, 07/15/30(d)	EUR	3,156	2,746,035
0.00%, 07/15/31(d)	EUR	2,484	2,090,567
0.00%, 01/15/38(d)	EUR	2,990	1,981,984
0.00%, 01/15/52(d)	EUR	3,290	1,418,446
0.25%, 07/15/25(d)	EUR	2,000	2,016,420
0.50%, 07/15/26(d)	EUR	4,479	4,441,640
0.50%, 07/15/32(a)(d)	EUR	2,690	2,291,977
0.50%, 01/15/40(d)	EUR	1,989	1,363,928
0.75%, 07/15/27(d)	EUR	3,024	2,962,610
0.75%, 07/15/28(d)	EUR	3,392	3,253,928

Security	Par (000)		Value

Netherlands (continued)
2.00%, 01/15/54(d)	EUR	1,160	$919,761
2.50%, 01/15/33(d)	EUR	4,008	4,043,380
2.50%, 07/15/33(d)	EUR	1,080	1,081,356
2.75%, 01/15/47(d)	EUR	2,617	2,507,570
3.75%, 01/15/42(d)	EUR	4,066	4,520,624
4.00%, 01/15/37(d)	EUR	2,372	2,693,345
5.50%, 01/15/28(d)	EUR	500	582,311

			51,131,886

New Zealand — 0.3%
Auckland Council, 0.25%, 11/17/31(a)	EUR	400	324,306
Housing New Zealand Ltd., 3.42%, 10/18/28	NZD	500	262,230
New Zealand Government Bond 0.25%, 05/15/28	NZD	1,740	807,004
0.50%, 05/15/24	NZD	2,100	1,190,472
0.50%, 05/15/26	NZD	1,250	644,867
1.50%, 05/15/31	NZD	1,430	629,153
1.75%, 05/15/41	NZD	1,530	499,119
2.00%, 05/15/32	NZD	2,885	1,280,467
2.75%, 04/15/25(a)	NZD	2,630	1,472,450
2.75%, 04/15/37(a)	NZD	2,530	1,064,599
2.75%, 05/15/51	NZD	750	259,591
3.00%, 04/20/29	NZD	3,532	1,825,949
3.50%, 04/14/33(a)	NZD	1,349	667,462
4.25%, 05/15/34	NZD	1,000	520,110
4.50%, 04/15/27(a)	NZD	1,980	1,122,765
New Zealand Local Government Funding Agency Bond 1.50%, 04/15/26(a)	NZD	200	105,209
1.50%, 04/20/29	NZD	345	159,527
2.25%, 05/15/31(a)	NZD	1,000	446,267
3.50%, 04/14/33	NZD	200	93,365
4.50%, 05/15/30(a)	NZD	600	320,935

			13,695,847

Norway — 0.2%
Kommunalbanken AS 0.05%, 10/24/29(a)	EUR	300	261,728
0.60%, 06/01/26	AUD	286	161,812
4.25%, 07/16/25	AUD	150	93,929
4.40%, 02/17/26	AUD	200	124,920
Norway Government Bond 1.25%, 09/17/31(d)	NOK	6,470	471,733
1.38%, 08/19/30(d)	NOK	17,688	1,337,566
1.50%, 02/19/26(d)	NOK	9,892	834,754
1.75%, 03/13/25(d)	NOK	5,300	459,006
1.75%, 02/17/27(d)	NOK	5,794	481,488
1.75%, 09/06/29(d)	NOK	5,358	423,730
2.00%, 04/26/28(d)	NOK	8,820	724,730
2.13%, 05/18/32(d)	NOK	8,956	691,402
3.00%, 03/14/24(d)	NOK	12,287	1,094,664
3.00%, 08/15/33(d)	NOK	6,500	532,917
3.50%, 10/06/42(a)(d)	NOK	2,550	219,177

			7,913,556

Peru — 0.1%
Peru Government Bond 5.35%, 08/12/40	PEN	3,760	762,553
5.40%, 08/12/34	PEN	3,930	856,700
6.15%, 08/12/32	PEN	4,289	1,021,879
6.35%, 08/12/28	PEN	2,865	735,678
7.30%, 08/12/33(d)	PEN	5,430	1,386,983

126	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Peru (continued)
Peruvian Government International Bond 1.95%, 11/17/36 (Call 08/17/36)	EUR	200	$144,654
2.75%, 01/30/26	EUR	100	101,591
3.75%, 03/01/30	EUR	200	199,646

			5,209,684

Philippines — 0.0%
Philippine Government International Bond 0.70%, 02/03/29	EUR	100	87,857
0.88%, 05/17/27	EUR	200	187,475
1.20%, 04/28/33	EUR	100	78,208
1.75%, 04/28/41	EUR	100	66,618

			420,158

Poland — 0.5%
Bank Gospodarstwa Krajowego 0.50%, 07/08/31(a)	EUR	300	230,310
1.38%, 06/01/25(a)	EUR	350	352,031
1.63%, 04/30/28(a)	EUR	100	93,436
4.00%, 09/08/27(a)	EUR	200	209,601
5.13%, 02/22/33(a)	EUR	100	107,505
Republic of Poland Government Bond 0.25%, 10/25/26	PLN	12,693	2,618,935
0.75%, 04/25/25	PLN	4,000	891,593
1.25%, 10/25/30	PLN	4,551	826,945
1.75%, 04/25/32	PLN	9,010	1,595,081
2.25%, 10/25/24	PLN	5,000	1,154,588
2.50%, 04/25/24	PLN	4,420	1,036,515
2.50%, 07/25/26	PLN	10,390	2,307,714
2.50%, 07/25/27	PLN	5,088	1,102,870
2.75%, 04/25/28	PLN	13,300	2,853,715
2.75%, 10/25/29	PLN	8,780	1,815,910
4.00%, 04/25/47	PLN	2,250	418,788
7.50%, 07/25/28	PLN	5,140	1,329,968
Republic of Poland Government International Bond
0.88%, 05/10/27(a)	EUR	200	191,516
1.00%, 10/25/28(a)	EUR	550	511,593
1.00%, 03/07/29(a)	EUR	400	370,793
1.50%, 09/09/25(a)	EUR	100	101,156
1.50%, 01/19/26(a)	EUR	250	251,693
2.00%, 03/08/49(a)	EUR	150	99,043
2.75%, 05/25/32(a)	EUR	300	287,635
4.25%, 02/14/43(a)	EUR	450	445,366
5.25%, 01/20/25	EUR	937	1,006,905

			22,211,205

Portugal — 0.5%
Portugal Obrigacoes do Tesouro OT 0.30%, 10/17/31(d)	EUR	1,329	1,106,882
0.48%, 10/18/30(d)	EUR	1,799	1,575,861
0.70%, 10/15/27(d)	EUR	2,109	2,042,936
0.90%, 10/12/35(d)	EUR	1,255	963,055
1.00%, 04/12/52(d)	EUR	770	388,881
1.65%, 07/16/32(d)	EUR	950	866,283
1.95%, 06/15/29(a)(d)	EUR	2,075	2,064,548
2.13%, 10/17/28(d)	EUR	2,460	2,492,179
2.25%, 04/18/34(d)	EUR	1,208	1,122,491
2.88%, 10/15/25(d)	EUR	2,752	2,902,063
2.88%, 07/21/26(d)	EUR	1,378	1,456,115
3.50%, 06/18/38(d)	EUR	941	946,398
3.88%, 02/15/30(d)	EUR	1,339	1,470,274
4.10%, 04/15/37(d)	EUR	1,659	1,789,692

Security		Par (000)	Value

Portugal (continued)
4.10%, 02/15/45(d)	EUR	1,139	$1,197,462
4.13%, 04/14/27(d)	EUR	1,600	1,751,458

			24,136,578

Romania — 0.3%
Romania Government Bond 3.65%, 09/24/31	RON	3,500	599,486
4.15%, 01/26/28	RON	5,755	1,118,129
4.15%, 10/24/30	RON	3,690	670,850
4.75%, 10/11/34	RON	2,120	372,097
4.85%, 04/22/26	RON	10,810	2,228,288
5.00%, 02/12/29	RON	5,865	1,150,446
6.70%, 02/25/32	RON	5,000	1,041,224
8.25%, 09/29/32	RON	1,000	229,767
Romania Government Bonds, 7.90%, 02/24/38	RON	2,500	568,372
Romania Government International Bond 1.38%, 12/02/29(a)	EUR	100	82,314
5.50%, 09/18/28(a)	EUR	500	527,124
6.38%, 09/18/33(a)	EUR	500	522,226
6.63%, 09/27/29(a)	EUR	200	217,777
Romanian Government International Bond 1.75%, 07/13/30(a)	EUR	500	403,386
2.00%, 12/08/26(a)	EUR	200	193,544
2.00%, 01/28/32(a)	EUR	250	190,627
2.00%, 04/14/33(a)	EUR	300	218,414
2.12%, 07/16/31(a)	EUR	250	196,080
2.13%, 03/07/28(a)	EUR	200	183,742
2.38%, 04/19/27(a)	EUR	250	241,402
2.50%, 02/08/30(a)	EUR	200	174,444
2.63%, 12/02/40(a)	EUR	200	124,729
2.75%, 10/29/25(a)	EUR	235	240,445
2.75%, 04/14/41(a)	EUR	200	125,187
2.88%, 05/26/28(a)	EUR	294	279,735
2.88%, 03/11/29(a)	EUR	397	369,318
2.88%, 04/13/42(a)	EUR	200	124,376
3.38%, 02/08/38(a)	EUR	350	261,018
3.38%, 01/28/50(a)	EUR	335	209,889
3.50%, 04/03/34(a)	EUR	200	165,054
3.62%, 05/26/30(a)	EUR	400	366,043
3.63%, 04/24/24(a)	EUR	75	79,052
3.75%, 02/07/34(a)	EUR	200	167,407
4.63%, 04/03/49(a)	EUR	270	211,823
5.00%, 09/27/26(a)	EUR	300	318,727

			14,172,542

Saudi Arabia — 0.0%
Saudi Government International Bond 0.63%, 03/03/30(a)	EUR	100	85,309
2.00%, 07/09/39(a)	EUR	350	252,628

			337,937

Singapore — 0.4%
Singapore Government Bond 0.50%, 11/01/25	SGD	1,040	714,020
1.25%, 11/01/26	SGD	1,286	879,322
1.63%, 07/01/31	SGD	1,605	1,034,098
1.88%, 03/01/50	SGD	1,120	625,129
1.88%, 10/01/51	SGD	852	477,758
2.00%, 02/01/24	SGD	1,000	726,383
2.13%, 06/01/26	SGD	2,530	1,783,036
2.25%, 08/01/36	SGD	1,970	1,272,874
2.38%, 06/01/25	SGD	421	301,252
2.38%, 07/01/39	SGD	1,710	1,105,942

S C H E D U L E O F I N V E S T M E N T S	127

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Singapore (continued)
2.63%, 05/01/28	SGD	952	$675,386
2.63%, 08/01/32	SGD	1,510	1,039,072
2.75%, 04/01/42	SGD	702	475,108
2.75%, 03/01/46	SGD	1,660	1,117,003
2.88%, 07/01/29	SGD	1,370	977,206
2.88%, 09/01/30	SGD	2,421	1,716,225
3.00%, 09/01/24	SGD	1,315	953,784
3.00%, 08/01/72(a)	SGD	1,083	780,783
3.38%, 09/01/33	SGD	1,064	777,328
3.50%, 03/01/27	SGD	1,230	899,815

			18,331,524

Slovakia — 0.2%
Slovakia Government Bond 0.13%, 06/17/27(a)	EUR	1,430	1,343,919
0.75%, 04/09/30(a)	EUR	946	830,558
1.00%, 05/14/32(a)	EUR	1,580	1,304,154
1.38%, 01/21/27(a)	EUR	1,034	1,023,099
1.63%, 01/21/31(a)	EUR	802	732,462
1.88%, 03/09/37(a)	EUR	925	727,827
2.00%, 10/17/47(a)	EUR	350	237,601
2.25%, 06/12/68(a)	EUR	370	228,849
3.63%, 06/08/33(a)	EUR	570	582,808
4.00%, 02/23/43(a)	EUR	600	587,582
4.35%, 10/14/25(a)	EUR	1,150	1,230,998

			8,829,857

Slovenia — 0.1%
Slovenia Government Bond 0.49%, 10/20/50(a)	EUR	240	105,370
0.88%, 07/15/30(a)	EUR	900	799,977
1.18%, 02/13/62(a)	EUR	530	268,313
1.19%, 03/14/29(a)	EUR	1,240	1,164,626
1.25%, 03/22/27(a)	EUR	434	427,328
1.75%, 11/03/40(a)	EUR	123	91,906
2.25%, 03/03/32(a)	EUR	1,320	1,257,803
3.13%, 08/07/45(a)	EUR	451	409,058

			4,524,381

South Korea — 2.3%
Export-Import Bank of Korea 0.83%, 04/27/25(a)	EUR	536	541,853
3.63%, 09/18/27	EUR	400	422,263
Korea Development Bank (The) 2.63%, 09/08/27	EUR	200	204,680
3.38%, 05/23/28(a)	EUR	500	522,704
Korea Housing Finance Corp. 0.00%, 06/29/26(a)	EUR	400	381,699
0.10%, 06/18/24(a)	EUR	300	309,387
0.72%, 03/22/25(a)	EUR	150	151,428
3.71%, 04/11/27(a)	EUR	300	315,520
Korea Treasury Bond 1.13%, 06/10/24	KRW	4,000,000	2,921,453
1.13%, 09/10/25	KRW	2,799,720	1,968,193
1.13%, 09/10/39	KRW	2,004,990	969,637
1.25%, 03/10/26	KRW	1,862,790	1,292,165
1.38%, 09/10/24	KRW	3,048,280	2,212,765
1.38%, 12/10/29	KRW	2,291,750	1,435,832
1.38%, 06/10/30	KRW	5,410,230	3,341,697
1.50%, 03/10/25	KRW	3,483,470	2,502,631
1.50%, 12/10/26	KRW	1,750,000	1,196,124
1.50%, 12/10/30	KRW	4,523,980	2,781,510
1.50%, 09/10/36	KRW	1,467,540	791,224

Security	Par (000)		Value

South Korea (continued)
1.50%, 09/10/40	KRW	2,095,520	$1,061,225
1.50%, 03/10/50	KRW	6,228,160	2,788,099
1.63%, 09/10/70	KRW	1,784,450	648,213
1.75%, 09/10/26	KRW	1,000,000	693,629
1.88%, 12/10/24	KRW	590,790	428,291
1.88%, 06/10/26	KRW	1,732,660	1,212,185
1.88%, 06/10/29	KRW	913,770	597,398
1.88%, 09/10/41	KRW	1,997,200	1,053,755
1.88%, 03/10/51	KRW	6,016,310	2,889,660
2.00%, 06/10/31	KRW	4,516,410	2,847,488
2.00%, 03/10/46	KRW	1,715,380	879,241
2.00%, 03/10/49	KRW	5,543,200	2,756,312
2.00%, 09/10/68	KRW	954,650	406,644
2.13%, 06/10/27	KRW	1,260,640	869,430
2.13%, 03/10/47	KRW	3,332,420	1,737,141
2.25%, 06/10/25	KRW	1,996,790	1,439,846
2.25%, 12/10/25	KRW	7,071,730	5,044,194
2.25%, 09/10/37	KRW	1,131,500	661,460
2.38%, 03/10/27	KRW	3,190,460	2,232,155
2.38%, 12/10/27	KRW	2,300,000	1,586,412
2.38%, 12/10/28	KRW	1,000,000	677,584
2.38%, 12/10/31	KRW	3,013,140	1,936,000
2.38%, 09/10/38	KRW	4,460,000	2,626,858
2.50%, 03/10/52	KRW	2,300,000	1,254,776
2.63%, 06/10/28	KRW	1,170,670	808,391
2.63%, 09/10/35	KRW	1,628,800	1,020,773
2.63%, 03/10/48	KRW	3,773,110	2,162,347
2.75%, 12/10/44	KRW	1,752,210	1,043,094
2.88%, 06/10/24	KRW	5,877,140	4,329,604
3.00%, 09/10/24	KRW	1,520,000	1,119,197
3.00%, 12/10/42	KRW	2,280,000	1,429,252
3.13%, 06/10/25	KRW	5,341,990	3,905,716
3.13%, 06/10/26	KRW	3,108,130	2,247,210
3.13%, 09/10/27	KRW	6,000,000	4,282,318
3.13%, 09/10/52	KRW	2,918,600	1,813,301
3.25%, 03/10/28	KRW	5,300,000	3,774,934
3.25%, 06/10/33	KRW	5,500,000	3,730,503
3.25%, 09/10/42	KRW	2,019,610	1,316,786
3.25%, 03/10/53	KRW	7,447,820	4,751,325
3.38%, 06/10/32	KRW	2,304,790	1,590,047
3.50%, 09/10/28	KRW	4,000,000	2,871,322
3.50%, 09/10/72	KRW	400,000	260,662
3.63%, 09/10/53	KRW	990,020	677,272
3.75%, 12/10/33	KRW	1,771,260	1,249,874
4.00%, 12/10/31	KRW	1,750,000	1,266,219
4.25%, 12/10/32	KRW	3,500,000	2,575,735
4.75%, 12/10/30	KRW	160,000	121,793
5.25%, 03/10/27	KRW	100,000	76,604
5.50%, 12/10/29	KRW	150,000	118,247

			111,133,287

Spain — 3.6%
Adif Alta Velocidad 0.55%, 10/31/31(a)	EUR	500	402,301
1.88%, 01/28/25(a)	EUR	300	309,892
Autonomous Community of Andalusia Spain 0.50%, 04/30/31(a)	EUR	200	164,696
1.88%, 10/31/28(a)	EUR	200	194,155
2.40%, 04/30/32(a)	EUR	200	186,673
Autonomous Community of Catalonia, 4.22%, 04/26/35	EUR	200	200,136

128	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Spain (continued)
Autonomous Community of Madrid Spain 0.42%, 04/30/30(a)	EUR	530	$453,704
0.42%, 04/30/31(a)	EUR	100	82,237
0.83%, 07/30/27(a)	EUR	500	479,145
1.00%, 09/30/24(a)	EUR	250	257,714
1.57%, 04/30/29(a)	EUR	200	189,857
1.77%, 04/30/28(a)	EUR	235	229,989
1.83%, 04/30/25(a)	EUR	250	257,291
4.30%, 09/15/26	EUR	200	215,452
Basque Government 0.25%, 04/30/31(a)	EUR	100	81,797
0.45%, 04/30/32(a)	EUR	100	80,101
1.45%, 04/30/28(a)	EUR	200	193,388
1.88%, 07/30/33(a)	EUR	100	87,712
Instituto de Credito Oficial 2.65%, 01/31/28(a)	EUR	500	510,716
3.80%, 05/31/29(a)	EUR	500	533,812
Spain Government Bond 0.00%, 01/31/25	EUR	3,880	3,932,276
0.00%, 05/31/25	EUR	2,000	2,006,158
0.00%, 01/31/26	EUR	5,335	5,243,921
0.00%, 01/31/27	EUR	956	909,788
0.00%, 01/31/28	EUR	6,037	5,556,891
0.10%, 04/30/31(d)	EUR	7,940	6,494,474
0.50%, 04/30/30(d)	EUR	3,549	3,111,337
0.50%, 10/31/31(d)	EUR	2,520	2,091,947
0.60%, 10/31/29(d)	EUR	1,488	1,334,564
0.70%, 04/30/32(d)	EUR	3,620	3,005,281
0.80%, 07/30/27(d)	EUR	7,270	7,019,479
0.80%, 07/30/29	EUR	4,290	3,923,674
0.85%, 07/30/37(d)	EUR	2,877	2,000,170
1.00%, 07/30/42(d)	EUR	3,053	1,858,162
1.00%, 10/31/50(d)	EUR	3,300	1,614,861
1.20%, 10/31/40(d)	EUR	2,640	1,762,417
1.25%, 10/31/30(d)	EUR	3,929	3,573,443
1.30%, 10/31/26(d)	EUR	3,933	3,928,114
1.40%, 04/30/28(d)	EUR	2,779	2,705,793
1.40%, 07/30/28(d)	EUR	8,651	8,382,527
1.45%, 10/31/27(d)	EUR	3,204	3,156,157
1.45%, 04/30/29(d)	EUR	4,564	4,361,475
1.45%, 10/31/71(d)	EUR	930	397,833
1.50%, 04/30/27(d)	EUR	4,895	4,874,246
1.60%, 04/30/25(d)	EUR	6,900	7,107,690
1.85%, 07/30/35(d)	EUR	2,988	2,533,887
1.90%, 10/31/52(d)	EUR	2,610	1,595,421
1.95%, 04/30/26(d)	EUR	4,824	4,940,737
1.95%, 07/30/30(d)	EUR	4,847	4,651,353
2.15%, 10/31/25(d)	EUR	6,099	6,313,257
2.35%, 07/30/33(d)	EUR	2,726	2,542,619
2.55%, 10/31/32(d)	EUR	5,000	4,806,942
2.70%, 10/31/48(d)	EUR	4,059	3,160,818
2.90%, 10/31/46(d)	EUR	2,830	2,338,149
3.15%, 04/30/33(d)	EUR	5,460	5,472,089
3.45%, 07/30/43(a)(d)	EUR	719	663,688
3.45%, 07/30/66(d)	EUR	2,636	2,185,997
3.55%, 10/31/33(d)	EUR	3,610	3,717,608
3.90%, 07/30/39(d)	EUR	1,518	1,531,956
4.20%, 01/31/37(d)	EUR	3,130	3,342,990
4.65%, 07/30/25(d)	EUR	3,978	4,298,070
4.70%, 07/30/41(d)	EUR	4,667	5,163,182
4.90%, 07/30/40(d)	EUR	3,162	3,573,661

Security	Par (000)		Value

Spain (continued)
5.15%, 10/31/28(d)	EUR	2,268	$2,592,536
5.15%, 10/31/44(d)	EUR	1,920	2,238,733
5.75%, 07/30/32	EUR	3,015	3,670,934
6.00%, 01/31/29	EUR	3,443	4,094,653

			170,892,726

Supranational — 2.8%
African Development Bank 0.13%, 10/07/26	EUR	150	144,850
0.25%, 11/21/24	EUR	300	305,852
0.50%, 06/22/26	GBP	300	324,308
0.50%, 03/22/27	EUR	200	193,112
0.50%, 03/21/29	EUR	300	274,664
1.10%, 12/16/26	AUD	500	281,271
2.25%, 09/14/29	EUR	200	199,902
Asian Development Bank 0.00%, 10/24/29(a)	EUR	200	175,181
0.10%, 06/17/31	EUR	170	141,063
0.13%, 12/15/26	GBP	500	526,479
0.35%, 07/16/25	EUR	330	331,118
0.80%, 11/06/25	AUD	500	292,546
1.50%, 05/04/28	CAD	200	126,399
1.95%, 07/22/32	EUR	500	470,151
2.00%, 06/10/37	EUR	200	174,287
Council of Europe Development Bank 0.00%, 04/09/27(a)	EUR	400	379,193
0.75%, 06/09/25(a)	EUR	50	50,609
Eurofima Europaeische Gesellschaft fuer die Finanzierung von Eisenbahnmaterial
0.15%, 10/10/34(a)	EUR	480	352,241
0.25%, 02/09/24(a)	EUR	100	104,776
European Financial Stability Facility 0.00%, 10/15/25(a)	EUR	1,900	1,886,401
0.00%, 10/13/27(a)	EUR	1,400	1,306,624
0.00%, 01/20/31(a)	EUR	1,350	1,126,056
0.05%, 10/17/29(a)	EUR	570	499,160
0.05%, 01/18/52(a)	EUR	305	114,289
0.13%, 03/18/30(a)	EUR	500	434,226
0.38%, 10/11/24(a)	EUR	350	359,399
0.40%, 02/17/25(a)	EUR	1,125	1,144,517
0.50%, 07/11/25(a)	EUR	1,000	1,008,636
0.63%, 10/16/26(a)	EUR	900	883,110
0.70%, 01/20/50(a)	EUR	610	315,973
0.70%, 01/17/53(a)	EUR	400	191,928
0.75%, 05/03/27(a)	EUR	540	526,018
0.88%, 04/10/35(a)	EUR	1,270	1,001,118
0.95%, 02/14/28(a)	EUR	1,180	1,136,436
1.20%, 02/17/45(a)	EUR	450	297,623
1.25%, 05/24/33(a)	EUR	1,210	1,050,832
1.38%, 05/31/47(a)	EUR	1,322	879,044
1.45%, 09/05/40(a)	EUR	450	337,906
1.50%, 12/15/25(a)	EUR	1,350	1,376,916
1.70%, 02/13/43(a)	EUR	910	686,485
1.75%, 06/27/24(a)	EUR	100	104,493
1.75%, 07/17/53(a)	EUR	380	253,617
1.80%, 07/10/48(a)	EUR	200	142,858
2.00%, 02/28/56(a)	EUR	250	174,892
2.13%, 02/19/24(a)	EUR	50	52,647
2.35%, 07/29/44(a)	EUR	200	167,806
2.38%, 04/11/28(a)	EUR	600	613,256
2.38%, 06/21/32(a)	EUR	1,000	973,939
2.75%, 12/03/29(a)	EUR	180	184,906

S C H E D U L E O F I N V E S T M E N T S	129

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Supranational (continued)
2.88%, 02/16/33(a)	EUR	398	$401,762
3.38%, 04/03/37(a)	EUR	560	570,594
3.50%, 04/11/29(a)	EUR	1,200	1,283,129
European Investment Bank 0.00%, 03/25/25	EUR	400	403,556
0.00%, 03/13/26(a)	EUR	1,460	1,434,234
0.00%, 12/22/26(a)	EUR	825	792,612
0.00%, 06/17/27	EUR	750	709,029
0.00%, 03/28/28(a)	EUR	561	516,938
0.00%, 09/09/30(a)	EUR	1,010	856,431
0.00%, 01/14/31(a)	EUR	725	606,796
0.00%, 11/15/35(a)	EUR	650	449,980
0.00%, 05/15/41(a)	EUR	540	299,394
0.05%, 11/15/29(a)	EUR	939	823,601
0.05%, 01/16/30	EUR	800	697,739
0.05%, 10/13/34(a)	EUR	500	363,737
0.05%, 01/27/51(a)	EUR	200	77,838
0.10%, 10/15/26	EUR	100	96,887
0.13%, 04/15/25	EUR	150	151,409
0.13%, 12/14/26(a)	GBP	400	421,532
0.13%, 06/20/29(a)	EUR	850	758,954
0.25%, 10/14/24(a)	EUR	634	650,404
0.25%, 09/14/29	EUR	450	401,824
0.25%, 01/20/32(a)	EUR	600	496,184
0.25%, 06/15/40(a)	EUR	350	211,312
0.38%, 07/16/25	EUR	1,400	1,409,508
0.38%, 04/14/26(a)	EUR	530	523,802
0.38%, 05/15/26(a)	EUR	590	582,286
0.50%, 01/15/27	EUR	1,691	1,648,801
0.50%, 11/13/37	EUR	375	260,447
0.63%, 01/22/29(a)	EUR	810	751,904
0.75%, 11/15/24(a)	GBP	590	684,591
0.75%, 07/22/27(a)	GBP	500	525,258
0.88%, 09/13/24(a)	EUR	500	516,624
0.88%, 05/15/26(a)	GBP	300	330,112
0.88%, 01/14/28(a)	EUR	400	385,886
1.00%, 09/21/26(a)	GBP	440	479,878
1.00%, 03/14/31(a)	EUR	520	468,721
1.00%, 04/14/32(a)	EUR	690	604,975
1.00%, 11/14/42(a)	EUR	440	290,452
1.13%, 11/15/32	EUR	450	393,485
1.13%, 04/13/33(a)	EUR	600	518,470
1.13%, 09/15/36(a)	EUR	950	749,106
1.25%, 05/12/25(a)	SEK	1,000	85,880
1.38%, 03/07/25(a)	GBP	800	925,401
1.50%, 06/15/32(a)	EUR	500	456,122
1.50%, 11/15/47	EUR	50	33,987
1.50%, 10/16/48	EUR	480	319,253
1.75%, 09/15/45(a)	EUR	500	370,695
1.90%, 01/22/25(a)	CAD	500	346,994
2.25%, 03/15/30(a)	EUR	2,000	1,995,980
2.75%, 07/28/28(a)	EUR	1,000	1,039,064
2.88%, 01/12/33(a)	EUR	1,000	1,013,214
3.00%, 10/14/33(a)	EUR	1,000	1,017,086
3.30%, 02/03/28	AUD	750	443,201
3.50%, 04/15/27(a)	EUR	150	160,584
3.88%, 06/08/37(a)	GBP	570	618,466
4.00%, 04/15/30	EUR	900	993,318
4.00%, 10/15/37	EUR	400	437,904
4.50%, 06/07/29(a)	GBP	240	288,815
5.00%, 04/15/39	GBP	40	48,313

Security	Par (000)		Value

Supranational (continued)
5.63%, 06/07/32	GBP	300	$388,072
6.00%, 12/07/28	GBP	300	385,032
European Stability Mechanism 0.00%, 03/14/25(a)	EUR	620	625,997
0.00%, 03/04/30(a)	EUR	800	689,944
0.00%, 10/15/31(a)	EUR	420	342,501
0.50%, 03/02/26(a)	EUR	1,100	1,093,014
0.50%, 03/05/29(a)	EUR	660	605,932
0.75%, 03/15/27(a)	EUR	750	732,562
0.75%, 09/05/28(a)	EUR	1,390	1,309,337
0.88%, 07/18/42(a)	EUR	80	50,891
1.00%, 09/23/25(a)	EUR	500	506,857
1.00%, 06/23/27(a)	EUR	716	700,586
1.13%, 05/03/32(a)	EUR	200	176,606
1.20%, 05/23/33(a)	EUR	600	521,379
1.63%, 11/17/36(a)	EUR	100	83,429
1.75%, 10/20/45(a)	EUR	310	227,817
1.80%, 11/02/46(a)	EUR	660	486,644
1.85%, 12/01/55(a)	EUR	420	277,511
European Union 0.00%, 11/04/25(a)	EUR	708	703,184
0.00%, 07/06/26(a)	EUR	2,800	2,723,748
0.00%, 06/02/28(a)	EUR	1,000	917,593
0.00%, 10/04/28(a)	EUR	2,450	2,216,869
0.00%, 07/04/29(a)	EUR	800	707,724
0.00%, 10/04/30(a)	EUR	1,600	1,354,936
0.00%, 04/22/31(a)	EUR	1,000	829,871
0.00%, 07/04/31(a)	EUR	3,010	2,469,063
0.00%, 07/04/35(a)	EUR	1,845	1,287,159
0.10%, 10/04/40(a)	EUR	1,200	691,670
0.20%, 06/04/36(a)	EUR	2,075	1,436,119
0.25%, 04/22/36(a)	EUR	900	631,303
0.30%, 11/04/50(a)	EUR	1,762	770,222
0.40%, 02/04/37(a)	EUR	3,412	2,381,895
0.45%, 07/04/41(a)	EUR	1,960	1,167,281
0.45%, 05/02/46(a)	EUR	1,200	634,062
0.50%, 04/04/25(a)	EUR	1,480	1,503,481
0.70%, 07/06/51(a)	EUR	2,310	1,132,536
0.75%, 04/04/31(a)	EUR	180	158,694
0.75%, 01/04/47(a)	EUR	830	470,030
0.80%, 07/04/25(a)	EUR	1,975	2,001,609
1.00%, 07/06/32(a)	EUR	2,850	2,474,148
1.13%, 04/04/36(a)	EUR	100	79,483
1.13%, 06/04/37(a)	EUR	400	306,502
1.25%, 04/04/33(a)	EUR	860	752,444
1.25%, 02/04/43(a)	EUR	1,741	1,184,190
1.38%, 10/04/29(a)	EUR	569	541,765
1.50%, 10/04/35(a)	EUR	60	50,548
1.63%, 12/04/29(a)	EUR	2,250	2,166,363
2.00%, 10/04/27(a)	EUR	4,000	4,046,225
2.50%, 11/04/27(a)	EUR	650	670,061
2.50%, 10/04/52(a)	EUR	1,825	1,441,730
2.63%, 02/04/48(a)	EUR	2,130	1,808,612
2.75%, 10/05/26(a)	EUR	3,129	3,267,852
2.75%, 02/04/33(a)	EUR	1,417	1,420,043
2.75%, 12/04/37(a)	EUR	625	588,202
2.88%, 04/04/28	EUR	891	930,690
3.00%, 03/04/53(a)	EUR	1,000	875,688
3.13%, 12/04/30(a)	EUR	1,500	1,563,789
3.25%, 07/04/34(a)	EUR	800	819,558
3.38%, 04/04/32(a)	EUR	150	158,611

130	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Supranational (continued)
3.38%, 04/04/38(a)	EUR	300	$303,086
3.38%, 11/04/42(a)	EUR	2,150	2,096,940
3.75%, 04/04/42(a)	EUR	530	550,954
4.00%, 04/04/44(a)	EUR	1,300	1,378,048
Inter-American Development Bank 0.88%, 08/27/27	CAD	200	125,609
1.00%, 08/04/28	AUD	200	104,245
1.25%, 12/15/25	GBP	200	224,822
1.38%, 12/15/24	GBP	100	116,248
1.70%, 10/10/24	CAD	200	139,685
1.95%, 04/23/24	AUD	500	313,306
2.50%, 04/14/27(a)	AUD	100	58,327
International Bank for Reconstruction & Development 0.00%, 02/21/30	EUR	500	431,108
0.13%, 01/03/51	EUR	200	81,836
0.20%, 01/21/61	EUR	230	71,747
0.25%, 05/21/29	EUR	500	449,737
0.25%, 01/10/50	EUR	120	53,433
0.50%, 05/18/26	AUD	100	56,790
0.63%, 11/22/27	EUR	200	191,343
0.63%, 01/12/33(a)	EUR	60	49,619
0.88%, 12/13/24	GBP	300	346,911
1.00%, 12/21/29	GBP	400	391,949
1.25%, 12/13/28	GBP	500	513,185
1.90%, 01/16/25	CAD	940	652,744
2.90%, 11/26/25	AUD	510	311,199
3.70%, 01/18/28	CAD	1,000	698,750
International Development Association 0.00%, 07/15/31(a)	EUR	300	245,342
0.35%, 04/22/36(a)	EUR	200	143,710
0.70%, 01/17/42(a)	EUR	50	31,340
0.75%, 09/21/28(a)	GBP	300	302,428
1.75%, 05/05/37(a)	EUR	530	446,914
2.50%, 01/15/38(a)	EUR	650	596,428
International Finance Corp., 3.15%, 06/26/29(a)	AUD	580	329,298
Nordic Investment Bank, 0.00%, 04/30/27(a)	EUR	300	284,691

			131,905,008

Sweden — 0.4%
Kommuninvest I Sverige AB 0.38%, 06/10/26(a)	SEK	16,860	1,382,259
1.00%, 11/13/23(a)	SEK	5,000	447,503
1.00%, 05/12/25(a)	SEK	13,000	1,113,896
1.00%, 11/12/26(a)	SEK	5,000	412,827
2.88%, 05/23/30(a)	EUR	200	206,926
Svensk Exportkredit AB 0.13%, 12/15/25(a)	GBP	200	218,707
3.38%, 08/30/30(a)	EUR	1,000	1,050,269
Sveriges Sakerstallda Obligationer AB, 3.50%, 06/14/28(a)	SEK	2,000	175,735
Sweden Government Bond 0.13%, 05/12/31(a)(d)	SEK	21,705	1,582,185
0.50%, 11/24/45(a)	SEK	2,760	145,814
0.75%, 05/12/28(a)	SEK	29,440	2,392,962
0.75%, 11/12/29(a)	SEK	15,370	1,213,311
1.00%, 11/12/26(a)	SEK	27,550	2,319,190
1.75%, 11/11/33(a)	SEK	10,000	803,548
2.25%, 06/01/32(a)	SEK	12,890	1,095,764
2.50%, 05/12/25(a)	SEK	22,400	1,978,366
3.50%, 03/30/39(a)	SEK	6,380	603,019

Security	Par (000)		Value

Sweden (continued)
Swedish Covered Bond, 0.75%, 06/09/32(a)	SEK	2,000	$136,806

			17,279,087

Switzerland — 0.5%
Canton of Zurich, 0.00%, 11/10/33(a)	CHF	300	283,429
Swiss Confederation Government Bond 0.00%, 06/22/29(a)	CHF	10,222	10,625,402
0.00%, 06/26/34(a)	CHF	6,757	6,596,760
0.00%, 07/24/39(a)	CHF	4,839	4,418,257

			21,923,848

Thailand — 0.6%
Thailand Government Bond 1.00%, 06/17/27	THB	61,190	1,600,026
1.59%, 12/17/35	THB	50,000	1,141,193
1.60%, 12/17/29	THB	45,481	1,168,112
1.60%, 06/17/35	THB	31,330	723,524
2.00%, 12/17/31	THB	87,120	2,220,631
2.00%, 06/17/42	THB	49,208	1,064,190
2.13%, 12/17/26	THB	36,520	999,129
2.35%, 06/17/26	THB	61,380	1,695,677
2.65%, 06/17/28	THB	40,000	1,102,587
2.75%, 06/17/52	THB	41,420	925,079
2.88%, 12/17/28	THB	92,885	2,583,967
2.88%, 06/17/46	THB	43,902	1,044,940
3.30%, 06/17/38	THB	61,106	1,637,348
3.35%, 06/17/33	THB	50,840	1,429,740
3.40%, 06/17/36	THB	28,875	792,480
3.45%, 06/17/43	THB	20,000	536,421
3.58%, 12/17/27	THB	14,000	400,796
3.60%, 06/17/67	THB	38,050	971,724
3.65%, 06/20/31	THB	31,080	894,934
3.80%, 06/14/41	THB	2,000	56,814
3.85%, 12/12/25	THB	36,765	1,049,605
4.00%, 06/17/66	THB	9,000	251,142
4.00%, 06/17/72	THB	25,000	684,701
4.26%, 12/12/37(a)	THB	35,800	1,059,869
4.68%, 06/29/44	THB	17,120	538,425
4.85%, 06/17/61	THB	4,500	146,855

			26,719,909

United Kingdom — 5.6%
LCR Finance PLC 4.50%, 12/07/28(a)	GBP	150	180,150
4.50%, 12/07/38(a)	GBP	200	226,803
Transport for London, 3.88%, 07/23/42(a)	GBP	350	326,806
U.K. Gilts, 4.63%, 01/31/34(a)	GBP	2,920	3,557,878
United Kingdom Gilt 0.13%, 01/30/26(a)	GBP	4,840	5,351,077
0.13%, 01/31/28(a)	GBP	6,007	6,122,056
0.25%, 01/31/25(a)	GBP	9,800	11,264,680
0.25%, 07/31/31(a)	GBP	9,930	8,809,238
0.38%, 10/22/26(a)	GBP	5,412	5,840,654
0.38%, 10/22/30(a)	GBP	7,797	7,231,697
0.50%, 01/31/29(a)	GBP	6,800	6,770,287
0.50%, 10/22/61(a)	GBP	3,794	1,219,592
0.63%, 06/07/25(a)	GBP	8,941	10,205,377
0.63%, 07/31/35(a)	GBP	7,360	5,714,808
0.63%, 10/22/50(a)	GBP	5,359	2,354,538
0.88%, 10/22/29(a)	GBP	3,780	3,773,320
0.88%, 07/31/33(a)	GBP	3,220	2,798,181
0.88%, 01/31/46(a)	GBP	4,355	2,401,583
1.00%, 01/31/32(a)	GBP	8,470	7,867,814

S C H E D U L E O F I N V E S T M E N T S	131

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United Kingdom (continued)
1.13%, 01/31/39(a)	GBP	5,081	$3,714,558
1.13%, 10/22/73(a)	GBP	1,510	602,607
1.25%, 07/22/27(a)	GBP	8,230	8,952,180
1.25%, 10/22/41(a)	GBP	7,902	5,447,178
1.25%, 07/31/51(a)	GBP	5,960	3,230,525
1.50%, 07/22/26(a)	GBP	6,600	7,427,474
1.50%, 07/22/47(a)	GBP	3,752	2,369,644
1.50%, 07/31/53(a)	GBP	2,690	1,528,500
1.63%, 10/22/28(a)	GBP	7,800	8,360,118
1.63%, 10/22/54(a)	GBP	3,806	2,218,943
1.63%, 10/22/71(a)	GBP	3,289	1,687,634
1.75%, 09/07/37(a)	GBP	4,717	3,988,749
1.75%, 01/22/49(a)	GBP	5,245	3,449,644
1.75%, 07/22/57(a)	GBP	5,927	3,514,628
2.00%, 09/07/25(a)	GBP	5,145	5,965,707
2.50%, 07/22/65(a)	GBP	3,223	2,301,264
3.25%, 01/31/33(a)	GBP	4,580	5,041,819
3.25%, 01/22/44(a)	GBP	4,670	4,435,116
3.50%, 10/22/25(a)	GBP	4,790	5,683,695
3.50%, 01/22/45(a)	GBP	4,863	4,765,788
3.50%, 07/22/68(a)	GBP	3,164	2,933,142
3.75%, 01/29/38(a)	GBP	4,980	5,384,590
3.75%, 07/22/52(a)	GBP	3,911	3,879,021
3.75%, 10/22/53(a)	GBP	2,344	2,308,393
4.00%, 01/22/60(a)	GBP	4,045	4,190,055
4.00%, 10/22/63(a)	GBP	2,410	2,483,327
4.13%, 01/29/27(a)	GBP	9,770	11,717,484
4.25%, 12/07/27(a)	GBP	5,604	6,779,789
4.25%, 06/07/32(a)	GBP	3,230	3,882,674
4.25%, 03/07/36(a)	GBP	3,328	3,883,586
4.25%, 09/07/39(a)	GBP	2,276	2,579,701
4.25%, 12/07/40(a)	GBP	3,790	4,263,230
4.25%, 12/07/46(a)	GBP	4,002	4,375,264
4.25%, 12/07/49(a)	GBP	3,357	3,644,006
4.25%, 12/07/55(a)	GBP	4,198	4,547,753
4.50%, 06/07/28(a)	GBP	2,231	2,716,126
4.50%, 09/07/34(a)	GBP	5,045	6,080,565
4.50%, 12/07/42(a)	GBP	3,369	3,872,146
4.75%, 12/07/30(a)	GBP	2,209	2,749,461

Security		Par (000)	Value

United Kingdom (continued)
4.75%, 12/07/38(a)	GBP	2,814	$3,396,761
5.00%, 03/07/25(a)	GBP	2,004	2,442,892
6.00%, 12/07/28(a)	GBP	518	676,651

			265,488,927

Total Foreign Government Obligations — 79.8% (Cost: $4,498,096,319)			3,799,803,069

Total Long-Term Investments — 98.4% (Cost: $5,519,947,647)			4,685,975,177

		Shares

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(f)(g)		26,350,000	26,350,000

Total Short-Term Securities — 0.5% (Cost: $26,350,000)			26,350,000

Total Investments — 98.9% (Cost: $5,546,297,647)			4,712,325,177

Other Assets Less Liabilities — 1.1%			50,811,424

Net Assets — 100.0%			$4,763,136,601

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Perpetual security with no stated maturity date.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Zero-coupon bond.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$26,350,000	(a)	$—	$—	$—	$26,350,000	26,350,000	$544,401	$92

(a) Represents net amount purchased (sold).

132	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	4,340,000	USD	4,581,813	Nomura Securities International Inc.	11/02/23	$10,343
THB	963,825,000	USD	26,801,207	Citibank N.A.	11/02/23	14,541
USD	943,233	AUD	1,460,000	Deutsche Bank Securities Inc.	11/02/23	17,083
USD	1,967,618	AUD	3,090,000	JPMorgan Chase Bank N.A.	11/02/23	7,477
USD	130,614,967	AUD	200,720,000	State Street Bank & Trust Company	11/02/23	3,288,251
USD	6,246,461	CAD	8,550,000	Citibank N.A.	11/02/23	80,888
USD	828,335	CAD	1,130,000	JPMorgan Chase Bank N.A.	11/02/23	13,470
USD	251,785,087	CAD	338,035,000	State Street Bank & Trust Company	11/02/23	8,021,407
USD	49,439,825	CHF	44,880,000	Deutsche Bank Securities Inc.	11/02/23	102,168
USD	1,045,797	CHF	940,000	JPMorgan Chase Bank N.A.	11/02/23	12,433
USD	898,012,512	CNY	6,552,550,297	State Street Bank & Trust Company	11/02/23	2,622,957
USD	13,299,132	CZK	305,680,000	JPMorgan Chase Bank N.A.	11/02/23	133,768
USD	17,612,664	DKK	123,545,000	Morgan Stanley & Co. International PLC	11/02/23	97,867
USD	1,014,899,064	EUR	956,750,000	Citibank N.A.	11/02/23	2,561,615
USD	9,810,259	EUR	9,270,000	JPMorgan Chase Bank N.A.	11/02/23	1,670
USD	1,015,474,071	EUR	956,750,000	State Street Bank & Trust Company	11/02/23	3,136,622
USD	371,281,766	GBP	302,755,000	Citibank N.A.	11/02/23	3,298,403
USD	2,749,017	GBP	2,260,000	Deutsche Bank Securities Inc.	11/02/23	2,102
USD	1,730,321	GBP	1,420,000	JPMorgan Chase Bank N.A.	11/02/23	4,383
USD	9,890,314	ILS	37,725,000	UBS AG	11/02/23	557,063
USD	13,224,042	JPY	1,975,820,000	Citibank N.A.	11/02/23	188,779
USD	12,090,038	JPY	1,795,520,000	Deutsche Bank Securities Inc.	11/02/23	244,285
USD	4,585,579	JPY	687,060,000	JPMorgan Chase Bank N.A.	11/02/23	52,774
USD	494,389,638	JPY	73,361,020,000	State Street Bank & Trust Company	11/02/23	10,398,083
USD	8,517,542	NOK	90,260,000	State Street Bank & Trust Company	11/02/23	437,656
USD	14,445,672	NZD	23,990,000	Citibank N.A.	11/02/23	469,102
USD	7,916,891	RON	37,125,000	UBS AG	11/02/23	7,774
USD	34,982,058	SEK	378,410,000	Deutsche Bank Securities Inc.	11/02/23	1,081,794
USD	19,518,873	SGD	26,550,000	UBS AG	11/02/23	127,279
USD	33,032,130	MXN	579,430,000	Citibank N.A.	11/03/23	893,353
USD	133,421,070	AUD	209,320,000	Deutsche Bank Securities Inc.	12/04/23	501,631
USD	251,298,119	CAD	347,715,000	JPMorgan Chase Bank N.A.	12/04/23	437,955
USD	50,984,251	CHF	45,820,000	JPMorgan Chase Bank N.A.	12/04/23	443,101
USD	14,243,830	CZK	328,070,000	Deutsche Bank Securities Inc.	12/04/23	131,699
USD	17,674,887	DKK	123,545,000	Citibank N.A.	12/04/23	132,178
USD	2,121,883,963	EUR	1,987,220,000	Morgan Stanley & Co. International PLC	12/04/23	16,513,229
USD	374,714,475	GBP	307,605,000	Morgan Stanley & Co. International PLC	12/04/23	766,664
USD	8,322,254	HUF	2,997,035,000	Morgan Stanley & Co. International PLC	12/04/23	74,361
USD	9,411,751	ILS	37,725,000	JPMorgan Chase Bank N.A.	12/04/23	66,478
USD	2,797,175	JPY	421,490,000	Deutsche Bank Securities Inc.	12/04/23	2,387
USD	509,618,559	JPY	76,396,220,000	Morgan Stanley & Co. International PLC	12/04/23	3,055,659
USD	31,974,520	MXN	577,620,000	Deutsche Bank Securities Inc.	12/04/23	99,588
USD	8,125,679	NOK	90,260,000	Deutsche Bank Securities Inc.	12/04/23	38,043
USD	14,038,406	NZD	23,990,000	Citibank N.A.	12/04/23	60,540
USD	18,782,844	PLN	78,255,000	Deutsche Bank Securities Inc.	12/04/23	211,280
USD	9,826,408	RON	45,785,000	JPMorgan Chase Bank N.A.	12/04/23	77,970

S C H E D U L E O F I N V E S T M E N T S	133

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	34,162,972	SEK	378,410,000	Morgan Stanley & Co. International PLC	12/04/23	$220,097
USD	19,470,676	SGD	26,550,000	State Street Bank & Trust Company	12/04/23	51,780
USD	26,889,288	THB	963,825,000	Citibank N.A.	12/04/23	1,725
USD	4,193,003	CLP	3,751,270,000	JPMorgan Chase Bank N.A.	12/20/23	13,451
USD	9,707,327	COP	39,217,600,000	Morgan Stanley & Co. International PLC	12/20/23	280,441
USD	41,649,922	IDR	641,263,017,565	Deutsche Bank Securities Inc.	12/20/23	1,424,442
USD	2,385,122	IDR	36,986,080,000	Morgan Stanley & Co. International PLC	12/20/23	65,040
USD	111,949,151	KRW	147,871,395,000	Citibank N.A.	12/20/23	2,361,096
USD	35,642,088	MYR	165,890,000	Morgan Stanley & Co. International PLC	12/20/23	715,748
USD	5,866,853	PEN	21,820,000	Citibank N.A.	12/20/23	197,691

						65,829,664

AUD	209,320,000	USD	133,282,417	Deutsche Bank Securities Inc.	11/02/23	(500,291)
CAD	347,715,000	USD	251,187,980	JPMorgan Chase Bank N.A.	11/02/23	(443,862)
CHF	45,820,000	USD	50,812,309	JPMorgan Chase Bank N.A.	11/02/23	(441,288)
CNY	17,000,000	USD	2,335,293	State Street Bank & Trust Company	11/02/23	(12,286)
CNY	76,000,000	USD	10,434,401	State Street Bank & Trust Company	11/02/23	(49,191)
CNY	6,459,550,297	USD	882,789,906	State Street Bank & Trust Company	11/02/23	(108,568)
CZK	328,070,000	USD	14,261,433	Deutsche Bank Securities Inc.	11/02/23	(131,752)
DKK	123,545,000	USD	17,646,790	Citibank N.A.	11/02/23	(131,993)
EUR	1,987,220,000	USD	2,119,171,408	Morgan Stanley & Co. International PLC	11/02/23	(16,493,356)
GBP	307,605,000	USD	374,644,434	Morgan Stanley & Co. International PLC	11/02/23	(766,142)
HUF	2,997,035,000	USD	8,368,037	Morgan Stanley & Co. International PLC	11/02/23	(76,332)
ILS	37,725,000	USD	9,399,784	JPMorgan Chase Bank N.A.	11/02/23	(66,533)
JPY	76,396,220,000	USD	507,046,705	Morgan Stanley & Co. International PLC	11/02/23	(3,030,739)
JPY	62,830,000	USD	423,374	Nomura Securities International Inc.	11/02/23	(8,860)
JPY	1,360,370,000	USD	9,167,064	Societe Generale	11/02/23	(192,168)
NOK	90,260,000	USD	8,117,929	Deutsche Bank Securities Inc.	11/02/23	(38,043)
NZD	23,990,000	USD	14,037,029	Citibank N.A.	11/02/23	(60,459)
PLN	78,255,000	USD	18,790,740	Deutsche Bank Securities Inc.	11/02/23	(211,901)
RON	45,785,000	USD	9,832,281	JPMorgan Chase Bank N.A.	11/02/23	(78,236)
SEK	378,410,000	USD	34,119,885	Morgan Stanley & Co. International PLC	11/02/23	(219,621)
SGD	26,550,000	USD	19,443,570	State Street Bank & Trust Company	11/02/23	(51,976)
USD	935,142	AUD	1,480,000	Citibank N.A.	11/02/23	(3,695)
USD	1,623,856	AUD	2,570,000	Deutsche Bank Securities Inc.	11/02/23	(6,424)
USD	959,733	CZK	22,390,000	JPMorgan Chase Bank N.A.	11/02/23	(4,585)
USD	23,521,520	EUR	22,310,000	Citibank N.A.	11/02/23	(84,697)
USD	41,423,113	EUR	39,310,000	Deutsche Bank Securities Inc.	11/02/23	(170,809)
USD	7,579,008	EUR	7,170,000	JPMorgan Chase Bank N.A.	11/02/23	(7,571)
USD	1,417,254	GBP	1,170,000	JPMorgan Chase Bank N.A.	11/02/23	(4,821)
USD	1,101,629	HUF	406,250,000	Citibank N.A.	11/02/23	(22,317)
USD	6,985,627	HUF	2,590,785,000	Deutsche Bank Securities Inc.	11/02/23	(182,132)
USD	1,982,748	PLN	8,550,000	Citibank N.A.	11/02/23	(47,143)

134	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	15,943,082	PLN	69,705,000	Nomura Securities International Inc.	11/02/23	$(605,867)
USD	1,837,167	RON	8,660,000	Citibank N.A.	11/02/23	(7,761)
USD	26,517,866	THB	963,825,000	JPMorgan Chase Bank N.A.	11/02/23	(297,881)
MXN	577,620,000	USD	32,139,817	Deutsche Bank Securities Inc.	11/03/23	(101,434)
MXN	24,310,000	USD	1,391,684	UBS AG	11/03/23	(43,301)
USD	1,246,468	MXN	22,500,000	Citibank N.A.	11/03/23	(1,522)
USD	951,255	CAD	1,320,000	Deutsche Bank Securities Inc.	12/04/23	(1,063)
USD	1,801,607	CAD	2,500,000	JPMorgan Chase Bank N.A.	12/04/23	(2,026)
USD	902,166,375	CNY	6,581,550,297	State Street Bank & Trust Company	12/04/23	(11,366,875)
USD	7,609,501	EUR	7,190,000	Deutsche Bank Securities Inc.	12/04/23	(7,983)
USD	5,693,897	EUR	5,380,000	JPMorgan Chase Bank N.A.	12/04/23	(5,973)
USD	873,135	CLP	822,860,000	JPMorgan Chase Bank N.A.	12/20/23	(43,671)
USD	702,886	COP	3,029,080,000	JPMorgan Chase Bank N.A.	12/20/23	(25,226)
USD	1,583,512	KRW	2,143,600,000	Morgan Stanley & Co. International PLC	12/20/23	(5,118)

						(36,163,492)

						$29,666,172

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$65,829,664	$—	$—	$65,829,664

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$36,163,492	$—	$—	$36,163,492

For the period ended October 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$(55,189,061)	$—	$—	$(55,189,061)

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$30,704,308	$—	$—	$30,704,308

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$4,433,173,279
Average amounts sold — in USD	$8,869,163,058

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	135

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$65,829,664	$36,163,492

Total derivative assets and liabilities in the Statement of Assets and Liabilities	65,829,664	36,163,492
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	65,829,664	36,163,492

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)

Citibank N.A	$10,259,911	$(359,587)	$—	$(2,550,000)	$7,350,324
Deutsche Bank Securities Inc.	3,856,502	(1,351,832)	—	(1,310,000)	1,194,670
JPMorgan Chase Bank N.A	1,264,930	(1,264,930)	—	—	—
Morgan Stanley & Co. International PLC	21,789,106	(20,591,308)	—	(1,197,798)	—
Nomura Securities International Inc.	10,343	(10,343)	—	—	—
State Street Bank & Trust Company	27,956,756	(11,588,896)	—	—	16,367,860
UBS AG	692,116	(43,301)	—	—	648,815

	$65,829,664	$(35,210,197)	$—	$(5,057,798)	$25,561,669

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(d)(e)

Citibank N.A	$359,587	$(359,587)	$—	$—	$—
Deutsche Bank Securities Inc.	1,351,832	(1,351,832)	—	—	—
JPMorgan Chase Bank N.A	1,421,673	(1,264,930)	—	—	156,743
Morgan Stanley & Co. International PLC	20,591,308	(20,591,308)	—	—	—
Nomura Securities International Inc.	614,727	(10,343)	—	—	604,384
Societe Generale	192,168	—	—	—	192,168
State Street Bank & Trust Company	11,588,896	(11,588,896)	—	—	—
UBS AG	43,301	(43,301)	—	—	—

	$36,163,492	$(35,210,197)	$—	$—	$953,295

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

136	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core International Aggregate Bond ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$886,172,108	$—	$886,172,108
Foreign Government Obligations	—	3,799,803,069	—	3,799,803,069
Short-Term Securities
Money Market Funds	26,350,000	—	—	26,350,000

	$26,350,000	$4,685,975,177	$—	$4,712,325,177

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$65,829,664	$—	$65,829,664
Liabilities
Foreign Currency Exchange Contracts	—	(36,163,492)	—	(36,163,492)

	$—	$29,666,172	$—	29,666,172

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	137

Statements of Assets and Liabilities

October 31, 2023

	iShares Core 1-5 Year USD Bond ETF	iShares Core International Aggregate Bond ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$3,982,037,499	$4,685,975,177
Investments, at value — affiliated(c)	56,347,846	26,350,000
Cash	—	7,011
Foreign currency, at value(d)	7,440	23,671,279
Receivables:
Investments sold	107,288,459	18,403,315
Securities lending income — affiliated	44,685	—
Capital shares sold	1,265,358	8,408,554
Dividends — unaffiliated	—	2,074
Dividends — affiliated	65,767	103,149
Interest — unaffiliated	29,792,636	40,171,853
Unrealized appreciation on forward foreign currency exchange contracts	—	65,829,664

Total assets	4,176,849,690	4,868,922,076

LIABILITIES
Bank overdraft	23,124	—
Cash received:
Collateral — OTC derivatives	—	5,110,000
Collateral — TBA commitments	4,000	—
Collateral on securities loaned, at value	37,306,575	—
Payables:
Investments purchased	95,201,309	64,187,949
Deferred foreign capital gain tax	—	46,774
Investment advisory fees	203,927	277,260
Unrealized depreciation on forward foreign currency exchange contracts	—	36,163,492

Total liabilities	132,738,935	105,785,475

Commitments and contingent liabilities

NET ASSETS	$4,044,110,755	$4,763,136,601

NET ASSETS CONSIST OF
Paid-in capital	$4,404,382,338	$5,129,374,535
Accumulated loss	(360,271,583)	(366,237,934)

NET ASSETS	$4,044,110,755	$4,763,136,601

NET ASSET VALUE
Shares outstanding	87,500,000	97,800,000

Net asset value	$46.22	$48.70

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$4,226,294,032	$5,519,947,647
(b) Securities loaned, at value	$35,315,304	$—
(c) Investments, at cost — affiliated	$56,343,005	$26,350,000
(d) Foreign currency, at cost	$7,399	$23,696,615

See notes to financial statements.

138	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended October 31, 2023

	iShares Core 1-5 Year USD Bond ETF	iShares Core International Aggregate Bond ETF

INVESTMENT INCOME
Dividends — affiliated	$1,319,883	$544,401
Interest — unaffiliated	129,844,398	83,362,928
Securities lending income — affiliated — net	739,611	—
Other income — unaffiliated	37,275	30,986
Foreign taxes withheld	—	(274,330)
Other foreign taxes	—	(122)

Total investment income	131,941,167	83,663,863

EXPENSES
Investment advisory	2,790,524	3,015,950

Total expenses	2,790,524	3,015,950

Less:
Investment advisory fees waived	(24,280)	—

Total expenses after fees waived	2,766,244	3,015,950

Net investment income	129,174,923	80,647,913

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(73,768,369)	(93,373,055)
Investments — affiliated	(6,025)	—
Capital gain distributions from underlying funds — affiliated	—	92
Forward foreign currency exchange contracts	—	(55,189,061)
Foreign currency transactions	4	(1,201,223)
In-kind redemptions — unaffiliated(b)	(73,344,035)	(6,610,496)

	(147,118,425)	(156,373,743)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	192,119,950	125,952,988
Investments — affiliated	16,270	—
Forward foreign currency exchange contracts	—	30,704,308
Foreign currency translations	107	610,511

	192,136,327	157,267,807

Net realized and unrealized gain	45,017,902	894,064

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$174,192,825	$81,541,977

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$—	$(2,527)
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of increase in deferred foreign capital gain tax of	$—	$(29,356)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	139

Statements of Changes in Net Assets

	iShares Core 1-5 Year USD Bond ETF		iShares Core International Aggregate Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$129,174,923	$102,399,768	$80,647,913	$45,250,705
Net realized gain (loss)	(147,118,425)	(125,793,850)	(156,373,743)	560,513,947
Net change in unrealized appreciation (depreciation)	192,136,327	(454,599,174)	157,267,807	(1,004,357,679)

Net increase (decrease) in net assets resulting from operations	174,192,825	(477,993,256)	81,541,977	(398,593,027)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(129,169,868)	(103,820,594)	(90,752,615)	(43,841,993)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,061,646,072)	(592,584,886)	1,093,832,782	233,105,618

NET ASSETS
Total increase (decrease) in net assets	(1,016,623,115)	(1,174,398,736)	1,084,622,144	(209,329,402)
Beginning of year	5,060,733,870	6,235,132,606	3,678,514,457	3,887,843,859

End of year	$4,044,110,755	$5,060,733,870	$4,763,136,601	$3,678,514,457

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

140	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core 1-5 Year USD Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22		Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$45.92	$50.73		$51.38	$50.50	$48.79

Net investment income(a)	1.30	0.85		0.84	1.18	1.42
Net realized and unrealized gain (loss)(b)	0.29	(4.80)		(0.61)	0.92	1.68

Net increase (decrease) from investment operations	1.59	(3.95)		0.23	2.10	3.10

Distributions(c)
From net investment income	(1.29)	(0.83)		(0.88)	(1.22)	(1.39)
From net realized gain	—	(0.03)		—	—	—

Total distributions	(1.29)	(0.86)		(0.88)	(1.22)	(1.39)

Net asset value, end of year	$46.22	$45.92		$50.73	$51.38	$50.50

Total Return(d)
Based on net asset value	3.47%	(7.86	)%(e)	0.44%	4.22%	6.43%

Ratios to Average Net Assets(f)
Total expenses	0.06%	0.06%		0.06%	0.06%	0.06%

Total expenses after fees waived	0.06%	0.06%		0.06%	0.06%	0.06%

Net investment income	2.78%	1.75%		1.64%	2.32%	2.85%

Supplemental Data
Net assets, end of year (000)	$4,044,111	$5,060,734		$6,235,133	$4,700,991	$2,863,252

Portfolio turnover rate(g)(h)	38%	60%		82%	77%	83%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.
(h)	Includes mortgage dollar roll transactions (“MDRs”).

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	141

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Core International Aggregate Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20		Year Ended 10/31/19

Net asset value, beginning of year	$48.72	$54.84	$55.77	$55.23		$52.17

Net investment income(a)	0.91	0.63	0.56	0.55		0.55
Net realized and unrealized gain (loss)(b)	0.15	(6.12)	(1.39)	1.17		4.80

Net increase (decrease) from investment operations	1.06	(5.49)	(0.83)	1.72		5.35

Distributions(c)
From net investment income	(1.08)	(0.60)	(0.10)	(0.46)		(2.29)
From net realized gain	—	(0.03)	—	(0.01)		—
Return of capital	—	—	—	(0.71)		—

Total distributions	(1.08)	(0.63)	(0.10)	(1.18)		(2.29)

Net asset value, end of year	$48.70	$48.72	$54.84	$55.77		$55.23

Total Return(d)
Based on net asset value	2.19%	(10.05)%	(1.52)%	3.16	%(e)	10.50%

Ratios to Average Net Assets(f)
Total expenses	0.07%	0.07%	0.08%	0.09%		0.09%

Net investment income	1.87%	1.21%	1.00%	0.99%		1.02%

Supplemental Data
Net assets, end of year (000)	$4,763,137	$3,678,514	$3,887,844	$3,228,915		$1,828,114

Portfolio turnover rate(g)	19%	11%	16%	36%		12%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

142	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core 1-5 Year USD Bond	Diversified
Core International Aggregate Bond	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	143

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the New York Stock Exchange (“NYSE”) based on that day’s prevailing forward exchange rate for the underlying currencies.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable

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inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

To mitigate counterparty risk, a fund enters into a two-way collateral agreement for TBA transactions with certain counterparties. Under such agreement, the “in-the-money” party of a TBA transaction may at any time require the other party to pledge collateral assets (in the form of cash or securities) to offset any loss the in-the-money party would incur upon cancellation of the TBA transaction. A party is in-the-money if they are the buyer and the market value of the TBA transaction increases or if they are the seller and the market value of the TBA transaction decreases. Cash collateral received from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is noted in the Schedule of Investments and the obligation to return the collateral is presented as a liability in the Statements of Assets and Liabilities. Securities pledged as collateral by a fund, if any, are noted in the Schedule of Investments.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of

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borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
Core 1-5 Year USD Bond
Barclays Bank PLC	$5,911,048	$(5,911,048)	$—		$—
Barclays Capital, Inc.	167,020	(167,020)	—		—
BMO Capital Markets Corp.	1,515,401	(1,515,401)	—		—
BNP Paribas SA	2,094,018	(2,094,018)	—		—
BofA Securities, Inc.	527,544	(527,544)	—		—
Citigroup Global Markets, Inc.	1,625,098	(1,625,098)	—		—
Deutsche Bank Securities, Inc.	997,815	(997,815)	—		—
Goldman Sachs & Co. LLC	5,854,083	(5,854,083)	—		—
HSBC Securities (USA), Inc.	177,262	(177,262)	—		—
J.P. Morgan Securities LLC	6,596,969	(6,596,969)	—		—
Jefferies LLC	1,048,186	(1,048,186)	—		—
Morgan Stanley	1,950,402	(1,950,402)	—		—
Pershing LLC	685,281	(685,281)	—		—
RBC Capital Markets LLC	1,334,092	(1,334,092)	—		—
Scotia Capital (USA), Inc.	269,668	(269,668)	—		—
State Street Bank & Trust Co.	246,645	(246,645)	—		—
TD Securities (USA) LLC	3,246,463	(3,246,463)	—		—
Toronto-Dominion Bank	338,746	(338,746)	—		—
Wells Fargo Bank N.A	22,982	(22,982)	—		—
Wells Fargo Securities LLC	706,581	(706,581)	—		—

	$35,315,304	$(35,315,304)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign

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currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees
Core 1-5 Year USD Bond	0.06%
Core International Aggregate Bond	0.07

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations does not include acquired fund fees and expenses.

For the iShares Core 1-5 Year USD Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 29, 2024 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates.

This amount is included in investment advisory fees waived in the Statement of Operations. For the year ended October 31, 2023, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts Waived
Core 1-5 Year USD Bond	$24,280

Sub-Adviser: BFA has entered into separate sub-advisory agreements with BlackRock International Limited and BlackRock (Singapore) Limited (together, the “Sub-Advisers”), both affiliates of BFA, under which BFA pays each of the Sub-Advisers for services it provides to the iShares Core International Aggregate Bond ETF.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

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Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended October 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts
Core 1-5 Year USD Bond	$174,659

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended October 31, 2023, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities and in-kind transactions, were as follows:

	U.S. Government Securities		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
Core 1-5 Year USD Bond	$1,184,440,524	$1,283,406,133	$549,201,989	$507,690,832
Core International Aggregate Bond	—	—	1,189,510,469	810,617,953

For the year ended October 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core 1-5 Year USD Bond	$456,836,677	$1,447,588,423
Core International Aggregate Bond	801,258,508	113,786,561

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

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U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Core 1-5 Year USD Bond	$(73,375,368)	$73,375,368
Core International Aggregate Bond	(7,148,033)	7,148,033

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/23	Year Ended 10/31/22
Core 1-5 Year USD Bond
Ordinary income	$129,169,868	$100,241,584
Long-term capital gains	—	3,579,010

	$129,169,868	$103,820,594

Core International Aggregate Bond
Ordinary income	$90,752,615	$41,867,518
Long-term capital gains	—	1,974,475

	$90,752,615	$43,841,993

As of October 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
Core 1-5 Year USD Bond	$11,625,740	$(125,545,622)	$(246,351,701)	$(360,271,583)
Core International Aggregate Bond	173,352,516	(51,718,364)	(487,872,086)	(366,237,934)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the classification of investments, the hedging transactions, the accrual of income on securities in default and TBA transactions.

As of October 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core 1-5 Year USD Bond	$4,284,737,087	$3,305,133	$(249,656,875)	$(246,351,742)
Core International Aggregate Bond	5,556,415,048	75,303,863	(562,253,020)	(486,949,157)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the

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risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

The iShares Core International Aggregate Bond ETF may invest directly in the domestic bond market in the People’s Republic of China (“China” or the “PRC”) (the “China Interbank Bond Market”) through the northbound trading of Bond Connect (“Bond Connect”). The Fund may be exposed to additional risks when investing in the China Interbank Bond Market, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) political and economic instability, and regulatory and tax risks (iii) potential delays and disruptions in the functionality of the newly developed trading platforms and operational systems, or the potential that Bond Connect ceases to operate; (iv) settlement and custody risks due to the link between the offshore custody agent and onshore custodians and clearing institutions; and (v) currency risk. In such event, there is no assurance that the Fund will achieve its investment objective.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the certain Funds invest.

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Notes to Financial Statements (continued)

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The Funds may be exposed to financial instruments that recently transitioned from, or continue to be tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The Secured Overnight Financing Rate (“SOFR”) has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/23		Year Ended 10/31/22
iShares ETF	Shares	Amount	Shares	Amount
Core 1-5 Year USD Bond
Shares sold	10,700,000	$499,088,165	25,100,000	$1,209,211,121
Shares redeemed	(33,400,000)	(1,560,734,237)	(37,800,000)	(1,801,796,007)

	(22,700,000)	$(1,061,646,072)	(12,700,000)	$(592,584,886)

Core International Aggregate Bond
Shares sold	25,700,000	$1,259,372,289	7,550,000	$390,696,668
Shares redeemed	(3,400,000)	(165,539,507)	(2,950,000)	(157,591,050)

	22,300,000	$1,093,832,782	4,600,000	$233,105,618

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also

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Notes to Financial Statements (continued)

pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

iShares Core 1-5 Year USD Bond ETF iShares Core International Aggregate Bond ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	153

Important Tax Information (unaudited)

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended October 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Core International Aggregate Bond	$81,320,360	$304,468

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2023:

iShares ETF	Federal Obligation Interest
Core 1-5 Year USD Bond	$50,623,707

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2023:

iShares ETF	Interest Dividends
Core 1-5 Year USD Bond	$128,138,529
Core International Aggregate Bond	80,611,758

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2023:

iShares ETF	Interest-Related Dividends
Core 1-5 Year USD Bond	$100,215,543
Core International Aggregate Bond	2,264,023

154	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Core 1-5 Year USD Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract (continued)

iShares Core International Aggregate Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited and BlackRock (Singapore) Limited, (together the “Advisory Agreements”), on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreements for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA and BlackRock International Limited and BlackRock (Singapore) Limited; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board further noted that BFA pays BlackRock International Limited and BlackRock (Singapore) Limited for sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement(s).

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA and BlackRock International Limited and BlackRock (Singapore) Limited under the Advisory Agreements for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, including those of the Sub-Advisor(s), as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding investment

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Board Review and Approval of Investment Advisory Contract (continued)

performance, investment and risk management processes and strategies for BFA and BlackRock International Limited and BlackRock (Singapore) Limited, which were provided at the May 2, 2023 meeting and throughout the year and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA

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Board Review and Approval of Investment Advisory Contract (continued)

(including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Core 1-5 Year USD Bond	$1.291264	$—	$—	$1.291264	100%	—%	—%		100%
Core International Aggregate Bond(a)	1.081672	—	0.000004	1.081676	100	—	0	(b)	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Trustee and Officer Information  (unaudited))

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of October 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

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Trustee and Officer Information  (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President. Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	163

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNY	Chinese Yuan

COP	Colombian Peso

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HUF	Hungarian Forint

IDR	Indonesian Rupiah

ILS	Israeli Shekel

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PEN	Peru Nuevo Sol

PLN	Polish Zloty

RON	Romanian Leu

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

USD	United States Dollar

Portfolio Abbreviation

CJSC	Closed Joint Stock Company

CMT	Constant Maturity Treasury

EURIBOR	Euro Interbank Offered Rate

GO	General Obligation

JSC	Joint Stock Company

LIBOR	London Interbank Offered Rate

PIK	Payment-in-kind

PJSC	Public Joint Stock Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

SOFR	Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	165

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iShares.com  |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by ICE Data Indices, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1006-1023

OCTOBER 31, 2023

2023 Annual Report

iShares Trust

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The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	1.39%	10.14%

U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)

International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40

Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

U.S. Corporate Bond Market Overview

U.S. high-yield corporate bonds delivered a positive return for the 12 months ended October 31, 2023 (the “reporting period”). The Markit iBoxx USD Liquid High Yield Index, a broad measure of U.S. high-yield corporate bond performance, returned 5.11%.

High-yield bonds performed well even as the broader fixed-income market lost ground due to the U.S. Federal Reserve’s effort to combat persistent inflation by raising interest rates. The high yield category tends to have lower sensitivity to interest rate movements than the investment-grade market, which was a positive trait in the rising-rate environment. The category’s above-average income was also a key contributor to total returns. High yield further benefited from investors’ generally healthy appetite for risk, as well as the tailwind from strength in both equities and oil prices. These factors helped the ICE BofA US High Yield Index outperform the 5.46% return of the investment-grade market—as gauged by the Bloomberg U.S. Aggregate Bond Index—by a comfortable margin.

U.S. Treasury yields rose during the period, with the 10-year note moving from 4.05% to 4.93%, but the adverse effect of this trend was outweighed by a contraction in yield spreads in the high yield bond market. According to the Federal Reserve Bank of St. Louis, the ICE BofA US High Yield Index Option-Adjusted Spread fell from 439 basis points (4.39 percentage points) on October 31, 2022, to 421 on the final day of the reporting period. In comparison, the peak for the period was 499, hit during the height of the uncertainty surrounding instability in the regional banking sector in March. On the other hand, spreads hit their low for the period on September 20, 2023, at 362. The uptick from this level to the end of October reflected a decrease in investors’ risk appetites brought about by the conflict in the Middle East and worries about the United States’ rapidly rising government debt.

Despite the volatility from headline events, fundamentals in the high yield market generally remained sound. The default rate, while rising, remained below historical levels thanks in part to companies’ efforts to refinance their debt in recent years. Defaults were primarily concentrated among more heavily indebted issuers that have higher vulnerability to the effects of rising interest rates.

Lower-rated high yield bonds outperformed the Index thanks to investors’ healthy appetite for risk and the market segment’s below-average interest rate sensitivity. On the other hand, higher-rated BB bonds—which tend to be more affected by rate movement—lagged.

Financial issues outperformed, led by finance and brokerage/asset management companies. Consumer cyclicals also gained ground, led by the gaming, leisure, and retail industries. Consumer non-cyclicals were another area of relative strength, with healthcare securities performing particularly well. In addition, the energy industry outpaced the broader market behind the rally in crude oil prices. On the other hand, the communications industry finished with a small loss and was the worst performing category in the annual period. Utilities issues lagged, as well.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® 2023 Term High Yield and Income ETF

Investment Objective

The iShares iBonds 2023 Term HighYield and Income ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield and other income generating corporate bonds maturing in 2023, as represented by the Bloomberg 2023 Term High Yield and Income Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	5.63%	3.32%	5.63%	15.79%
Fund Market	5.48	3.32	5.48	15.77
Index	5.19	3.97	5.19	19.05

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was May 7, 2019. The first day of secondary market trading was May 9, 2019.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,028.00	$ 1.69		$ 1,000.00	$ 1,023.50	$ 1.68		0.33%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® 2023 Term High Yield and Income ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets(a)

A	2.0%
Baa	18.3
Ba	10.3
Not Rated	3.5
Short-Term and Other Assets	65.9

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets(a)

Ball Corp., 4.00%, 11/15/23	3.5%
Newmark Group Inc., 6.13%, 11/15/23	3.5
Ford Motor Credit Co. LLC, 3.37%, 11/17/23	3.0
Starwood Property Trust Inc., 5.50%, 11/01/23	2.7
AbbVie Inc., 3.75%, 11/14/23	2.0

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® 2024 Term High Yield and Income ETF

Investment Objective

The iShares iBonds 2024 Term HighYield and Income ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield and other income generating corporate bonds maturing in 2024, as represented by the Bloomberg 2024 Term High Yield and Income Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	9.10%	3.54%	9.10%	16.91%
Fund Market	9.50	3.65	9.50	17.45
Index	9.34	3.85	9.34	18.47

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was May 7, 2019. The first day of secondary market trading was May 9, 2019.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,037.80	$ 1.80		$ 1,000.00	$ 1,023.40	$ 1.79		0.35%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® 2024 Term High Yield and Income ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets(a)

A	0.2%
Baa	9.2
Ba	45.3
B	22.9
Caa	12.6
Not Rated	5.5
Short-Term and Other Assets	4.3

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets(a)

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 09/15/24	2.9%
Las Vegas Sands Corp., 3.20%, 08/08/24	2.9
Delta Air Lines Inc., 2.90%, 10/28/24	2.8
Intesa Sanpaolo SpA, 5.02%, 06/26/24	2.8
Telecom Italia SpA/Milano, 5.30%, 05/30/24	2.8

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® 2025 Term High Yield and Income ETF

Investment Objective

The iShares iBonds 2025 Term HighYield and Income ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield and other income generating corporate bonds maturing in 2025, as represented by the Bloomberg 2025 Term High Yield and Income Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	7.82%	3.53%	7.82%	16.86%
Fund Market	8.20	3.62	8.20	17.32
Index	8.20	3.98	8.20	19.10

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was May 7, 2019. The first day of secondary market trading was May 9, 2019.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,025.90	$ 1.79		$ 1,000.00	$ 1,023.40	$ 1.79		0.35%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® 2025 Term High Yield and Income ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets(a)

Baa	2.0%
Ba	40.3
B	38.6
Caa	13.4
Not Rated	0.9
Short-Term and Other Assets	4.8

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets(a)

Caesars Entertainment Inc., 6.25%, 07/01/25	2.9%
American Airlines Inc., 11.75%, 07/15/25	2.4
WESCO Distribution Inc., 7.13%, 06/15/25	1.5
Bausch Health Companies Inc., 5.50%, 11/01/25	1.5
Veritas U.S. Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25	1.5

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® 2026 Term High Yield and Income ETF

Investment Objective

The iShares iBonds 2026 Term HighYield and Income ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield and other income generating corporate bonds maturing in 2026, as represented by the Bloomberg 2026 Term High Yield and Income Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	7.22%	1.62%	7.22%	4.90%
Fund Market	7.41	1.67	7.41	5.05
Index	7.71	1.97	7.71	5.98

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was November 10, 2020. The first day of secondary market trading was November 12, 2020.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,016.80	$ 1.78		$ 1,000.00	$ 1,023.40	$ 1.79		0.35%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® 2026 Term High Yield and Income ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets(a)

Baa	1.9%
Ba	31.8
B	48.8
Caa	12.5
Not Rated	1.1
Short-Term and Other Assets	3.9

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets(a)

TransDigm Inc., 6.25%, 03/15/26	2.8%
American Airlines Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/26	1.9
Mauser Packaging Solutions Holding Co., 7.88%, 08/15/26	1.7
DISH DBS Corp., 5.25%, 12/01/26	1.5
Tenet Healthcare Corp., 4.88%, 01/01/26	1.3

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® 2027 Term High Yield and Income ETF

Investment Objective

The iShares iBonds 2027 Term HighYield and Income ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield and other income generating corporate bonds maturing in 2027, as represented by the Bloomberg 2027 Term High Yield and Income Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	5.94%	(1.83)%	5.94%	(4.20)%
Fund Market	6.32	(1.68)	6.32	(3.86)
Index	5.99	(1.60)	5.99	(3.66)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was July 7, 2021. The first day of secondary market trading was July 9, 2021.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,000.30	$ 1.76		$ 1,000.00	$ 1,023.40	$ 1.79		0.35%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® 2027 Term High Yield and Income ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets(a)

Baa	0.3%
Ba	33.7
B	50.5
Caa	11.1
Short-Term and Other Assets	4.4

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets(a)

DISH Network Corp., 11.75%, 11/15/27	2.1%
Directv Financing LLC/Directv Financing Co-Obligor Inc., 5.88%, 08/15/27	2.0
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 05/01/27	1.8
Carnival Corp., 5.75%, 03/01/27	1.7
TransDigm Inc., 5.50%, 11/15/27	1.4

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® 2028 Term High Yield and Income ETF

Investment Objective

The iShares iBonds 2028 Term HighYield and Income ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield and other income generating corporate bonds maturing in 2028, as represented by the Bloomberg 2028 Term High Yield and Income Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	5.32%	(1.96)%	5.32%	(3.22)%
Fund Market	5.84	(1.69)	5.84	(2.77)
Index	5.56	(1.88)	5.56	(3.07)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was March 8, 2022. The first day of secondary market trading was March 10, 2022.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 997.10	$ 1.76		$ 1,000.00	$ 1,023.40	$ 1.79		0.35%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® 2028 Term High Yield and Income ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets(a)

Baa	0.6%
Ba	30.9
B	55.9
Caa	8.0
Not Rated	1.4
Short-Term and Other Assets	3.2

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets(a)

Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC, 10.50%, 02/15/28	1.2%
Tenet Healthcare Corp., 6.13%, 10/01/28	1.1
CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, 02/01/28	1.1
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/28	1.0
Venture Global LNG Inc., 8.13%, 06/01/28	1.0

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® 2029 Term High Yield and Income ETF

Investment Objective

The iShares iBonds 2029 Term HighYield and Income ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield and other income generating corporate bonds maturing in 2029, as represented by the Bloomberg 2029 Term High Yield and Income Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	5.33%	(3.22)%	5.33%	(5.26)%
Fund Market	5.89	(2.89)	5.89	(4.73)
Index	5.51	(3.18)	5.51	(5.17)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was March 8, 2022. The first day of secondary market trading was March 10, 2022.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 988.30	$ 1.75		$ 1,000.00	$ 1,023.40	$ 1.79		0.35%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	17

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® 2029 Term High Yield and Income ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets(a)

Baa	0.7%
Ba	33.5
B	47.9
Caa	13.7
Not Rated	1.6
Short-Term and Other Assets	2.6

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets(a)

Mozart Debt Merger Sub Inc., 3.88%, 04/01/29	1.8%
Cloud Software Group Inc., 6.50%, 03/31/29	1.5
Cloud Software Group Inc., 9.00%, 09/30/29	1.4
American Airlines Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/29	1.3
Neptune Bidco U.S. Inc., 9.29%, 04/15/29	1.1

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® 2030 Term High Yield and Income ETF

Investment Objective

The iShares iBonds 2030 Term HighYield and Income ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield and other income generating corporate bonds maturing in 2030, as represented by the Bloomberg 2030 Term High Yield and Income Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns

Since Inception

Fund NAV	(1.56)%
Fund Market	(1.02)
Index	(1.51)

For the fiscal period ended October 31, 2023, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was June 21, 2023. The first day of secondary market trading was June 23, 2023.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (06/21/23)(a)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 984.40	$ 1.26		$ 1,000.00	$ 1,023.40	$ 1.79		0.35%

(a)	Commencement of operations.
(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 132/365 for actual expenses and 184/365 for hypothetical expenses (to reflect the six month period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets(a)

Baa	0.5%
Ba	46.3
B	44.8
Caa	6.7
Not Rated	0.2
Short-Term and Other Assets	1.5

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets(a)

Intelsat Jackson Holdings SA, 6.50%, 03/15/30	2.0%
1011778 BC ULC/New Red Finance Inc., 4.00%, 10/15/30	1.8
Emerald Debt Merger Sub LLC, 6.63%, 12/15/30	1.6
DaVita Inc., 4.63%, 06/01/30	1.6
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 03/01/30	1.6

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	19

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® iBonds® 2023 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 0.3%
RTX Corp., 3.70%, 12/15/23 (Call 11/16/23)	$420	$418,566

Auto Manufacturers — 3.0%
Ford Motor Credit Co. LLC, 3.37%, 11/17/23	4,900	4,894,282

Banks — 0.7%
Cooperatieve Rabobank UA, 4.63%, 12/01/23	1,185	1,183,132

Beverages — 0.4%
Keurig Dr Pepper Inc., 3.13%, 12/15/23 (Call 12/01/23)	670	667,323

Building Materials — 0.4%
Lennox International Inc., 3.00%, 11/15/23	720	719,198

Chemicals — 1.3%
Mosaic Co. (The), 4.25%, 11/15/23	2,155	2,152,723

Electric — 4.1%
American Electric Power Co. Inc., Series M, 0.75%, 11/01/23	741	741,000
Black Hills Corp., 4.25%, 11/30/23	620	618,822
Consolidated Edison Inc., Series A, 0.65%, 12/01/23(a)	1,565	1,558,394
Eversource Energy, Series N, 3.80%, 12/01/23 (Call 11/01/23)	450	449,131
Pacific Gas and Electric Co.
1.70%, 11/15/23 (Call 11/13/23)	1,505	1,501,826
3.85%, 11/15/23 (Call 11/13/23)	450	449,278
Public Service Enterprise Group Inc., 0.84%, 11/08/23	1,385	1,383,643

		6,702,094

Food — 0.4%
Kellogg Co., 2.65%, 12/01/23	595	593,400

Gas — 0.3%
Eastern Energy Gas Holdings LLC, 3.55%, 11/01/23	430	430,000

Health Care - Products — 2.0%
Baxter International Inc., 0.87%, 12/01/23	2,050	2,040,533
Stryker Corp., 0.60%, 12/01/23 (Call 11/13/23)	1,230	1,224,457

		3,264,990

Health Care - Services — 0.5%
Laboratory Corp. of America Holdings, 4.00%, 11/01/23	735	735,000

Home Builders — 0.5%
Lennar Corp., 4.88%, 12/15/23 (Call 11/29/23)	870	869,142

Insurance — 1.7%
Aon PLC, 4.00%, 11/27/23(a)	557	556,065
Aspen Insurance Holdings Ltd., 4.65%, 11/15/23	805	804,356
Jackson Financial Inc., 1.13%, 11/22/23	1,390	1,385,961

		2,746,382

Lodging — 0.4%
Marriott International Inc./MD, Series Z, 4.15%, 12/01/23 (Call 11/16/23)	675	673,865

Media — 0.7%
Thomson Reuters Corp., 4.30%, 11/23/23(a)	1,195	1,192,493

Security	Par (000)	Value

Packaging & Containers — 3.5%
Ball Corp., 4.00%, 11/15/23	$5,740	$5,733,370

Pharmaceuticals — 3.4%
AbbVie Inc., 3.75%, 11/14/23	3,350	3,346,838
CVS Health Corp., 4.00%, 12/05/23 (Call 12/01/23)	460	459,151
Mylan Inc., 4.20%, 11/29/23 (Call 11/16/23)	915	913,493
Takeda Pharmaceutical Co. Ltd., 4.40%, 11/26/23	865	863,983

		5,583,465

Pipelines — 1.4%
Energy Transfer LP/Regency Energy Finance Corp., 4.50%, 11/01/23(a)	1,115	1,115,000
Williams Companies Inc. (The), 4.50%, 11/15/23	1,155	1,154,250

		2,269,250

Real Estate — 3.5%
Newmark Group Inc., 6.13%, 11/15/23	5,700	5,687,683

Real Estate Investment Trusts — 2.7%
Starwood Property Trust Inc., 5.50%, 11/01/23(b)	4,335	4,335,000

Retail — 1.7%
Walgreens Boots Alliance Inc., 0.95%, 11/17/23 (Call 11/13/23)	1,085	1,082,658
Yum! Brands Inc., 3.88%, 11/01/23	1,775	1,775,000

		2,857,658

Telecommunications — 0.8%
British Telecommunications PLC, 4.50%, 12/04/23 (Call 11/16/23)	1,350	1,347,828

Transportation — 0.4%
Ryder System Inc., 3.88%, 12/01/23 (Call 11/01/23)	695	693,642

Total Long-Term Investments — 34.1% (Cost: $55,799,678)		55,750,486

	Shares

Short-Term Securities

Money Market Funds — 65.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(d)(e)	1,477,249	1,477,840
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)(d)	106,000,000	106,000,000

Total Short-Term Securities — 65.7% (Cost: $107,476,746)		107,477,840

Total Investments — 99.8% (Cost: $163,276,424)		163,228,326

Other Assets Less Liabilities — 0.2%		277,590

Net Assets — 100.0%		$163,505,916

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2023 Term High Yield and Income ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$23,056,271	$—		$(21,589,309	)(a)	$9,136	$1,742	$1,477,840	1,477,249	$97,010	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,600,000	95,400,000	(a)	—		—	—	106,000,000	106,000,000	1,299,724		7

						$9,136	$1,742	$107,477,840		$1,396,734		$7

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$55,750,486	$—	$55,750,486
Short-Term Securities
Money Market Funds	107,477,840	—	—	107,477,840

	$107,477,840	$55,750,486	$—	$163,228,326

See notes to financial statements.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® iBonds® 2024 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.1%
Omnicom Group Inc., 3.65%, 11/01/24 (Call 08/01/24)	$130	$126,783
WPP Finance 2010, 3.75%, 09/19/24	95	92,622

		219,405

Aerospace & Defense — 2.7%
Boeing Co. (The)
1.43%, 02/04/24 (Call 11/13/23)	270	266,664
1.95%, 02/01/24	145	143,438
2.80%, 03/01/24 (Call 02/01/24)	20	19,784
2.85%, 10/30/24 (Call 07/30/24)	15	14,541
Howmet Aerospace Inc., 5.13%, 10/01/24 (Call 07/01/24)	10,645	10,502,125
L3Harris Technologies Inc., 3.95%, 05/28/24 (Call 02/28/24)	55	54,279
RTX Corp., 3.20%, 03/15/24 (Call 01/15/24)	145	143,472

		11,144,303

Agriculture — 0.1%
Altria Group Inc.
3.80%, 02/14/24 (Call 01/14/24)(a)	75	74,414
4.00%, 01/31/24	40	39,793
BAT Capital Corp.
2.79%, 09/06/24 (Call 08/06/24)(a)	55	53,511
3.22%, 08/15/24 (Call 06/15/24)	150	146,598

		314,316

Airlines — 3.9%
Continental Airlines Pass Through Trust, Series 2012-2, Class A, 4.00%, 04/29/26(a)	53	50,997
Delta Air Lines Inc., 2.90%, 10/28/24 (Call 09/28/24)(a)	11,922	11,436,559
United Airlines Holdings Inc., 5.00%, 02/01/24(a)	4,537	4,508,791
United Airlines Pass Through Trust, Series 2012-1 A, Class A, 4.15%, 10/11/25	29	28,607

		16,024,954

Auto Manufacturers — 0.4%
Ford Motor Credit Co. LLC
3.66%, 09/08/24	304	295,910
3.81%, 01/09/24 (Call 12/01/23)	355	353,228
4.06%, 11/01/24 (Call 10/01/24)	255	248,403
5.58%, 03/18/24 (Call 02/18/24)	210	208,989
General Motors Financial Co. Inc.
1.05%, 03/08/24	45	44,199
1.20%, 10/15/24	115	109,633
3.50%, 11/07/24 (Call 09/07/24)	75	72,947
3.95%, 04/13/24 (Call 02/13/24)	95	93,968
5.10%, 01/17/24 (Call 12/17/23)(a)	80	79,788

		1,507,065

Banks — 3.1%
Barclays PLC, 4.38%, 09/11/24	80	78,342
BNP Paribas SA, 4.25%, 10/15/24	125	122,076
Citigroup Inc., 4.00%, 08/05/24(a)	45	44,267
Comerica Bank, 2.50%, 07/23/24	30	28,692
Deutsche Bank AG/London, 3.70%, 05/30/24(a)	45	44,214
Deutsche Bank AG/New York NY, 3.70%, 05/30/24	115	113,029
Discover Bank, 2.45%, 09/12/24 (Call 08/12/24)	105	101,104
Fifth Third Bancorp.
3.65%, 01/25/24 (Call 12/25/23)	90	89,321
4.30%, 01/16/24 (Call 12/16/23)(a)	10	9,941
HSBC Holdings PLC, 4.25%, 03/14/24	110	108,996
Huntington Bancshares Inc./OH, 2.63%, 08/06/24 (Call 07/06/24)	80	77,645

Security	Par (000)	Value

Banks (continued)
Intesa Sanpaolo SpA
5.02%, 06/26/24(a)(b)	$11,620	$11,404,305
5.25%, 01/12/24	10	9,974
Lloyds Banking Group PLC, 4.50%, 11/04/24	95	92,925
M&T Bank Corp., 4.00%, 07/15/24 (Call 04/16/24)	65	63,452
NatWest Group PLC, 5.13%, 05/28/24	30	29,696
Santander Holdings USA Inc., 3.50%, 06/07/24 (Call 05/07/24)	75	73,485

		12,491,464

Beverages — 0.0%
Constellation Brands Inc.
3.60%, 05/09/24	30	29,632
4.75%, 11/15/24	60	59,257
Keurig Dr Pepper Inc., 0.75%, 03/15/24 (Call 11/13/23)(a)	65	63,735

		152,624

Biotechnology — 0.1%
Amgen Inc., 3.63%, 05/22/24 (Call 02/22/24)(a)	155	153,043
Gilead Sciences Inc., 3.70%, 04/01/24 (Call 01/01/24)	120	118,866

		271,909

Building Materials — 0.1%
Johnson Controls International PLC, 3.63%, 07/02/24 (Call 04/02/24)(c)	60	59,006
Martin Marietta Materials Inc., 4.25%, 07/02/24 (Call 04/02/24)	25	24,712
Owens Corning, 4.20%, 12/01/24 (Call 09/01/24)	95	93,428
Trane Technologies Luxembourg Finance SA, 3.55%, 11/01/24 (Call 08/01/24)(a)	70	68,368

		245,514

Chemicals — 1.2%
Celanese U.S. Holdings LLC
3.50%, 05/08/24 (Call 04/08/24)(a)	25	24,650
5.90%, 07/05/24(a)	90	89,738
FMC Corp., 4.10%, 02/01/24 (Call 12/01/23)(a)	20	19,871
LyondellBasell Industries NV, 5.75%, 04/15/24 (Call 01/15/24)	135	134,725
Methanex Corp., 4.25%, 12/01/24 (Call 09/01/24)(a)	4,494	4,398,871
Nutrien Ltd., 5.90%, 11/07/24(a)	85	84,826
PPG Industries Inc., 2.40%, 08/15/24 (Call 07/15/24)	40	38,870
Sherwin-Williams Co. (The)
3.13%, 06/01/24 (Call 04/01/24)	70	68,821
4.05%, 08/08/24	85	83,716
Westlake Corp., 0.88%, 08/15/24 (Call 11/13/23)(a)	50	48,012

		4,992,100

Commercial Services — 4.0%
Equifax Inc., 2.60%, 12/01/24 (Call 11/01/24)	65	62,620
Global Payments Inc., 1.50%, 11/15/24 (Call 10/15/24)	30	28,512
Grand Canyon University, 4.13%, 10/01/24(a)	7,736	7,355,647
Prime Security Services Borrower LLC/Prime Finance Inc., 5.25%, 04/15/24(b)	8,911	8,861,030
Quanta Services Inc., 0.95%, 10/01/24 (Call 12/01/23)	100	95,284

		16,403,093

Computers — 0.1%
Dell International LLC/EMC Corp., 4.00%, 07/15/24 (Call 06/15/24)	65	64,096
Genpact Luxembourg Sarl, 3.38%, 12/01/24 (Call 11/01/24)	65	62,688
Hewlett Packard Enterprise Co.
1.45%, 04/01/24 (Call 03/01/24)(a)	55	53,962

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2024 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
5.90%, 10/01/24(a)	$135	$134,803
NetApp Inc., 3.30%, 09/29/24 (Call 07/29/24)	90	87,824

		403,373

Cosmetics & Personal Care — 0.0%
GSK Consumer Healthcare Capital U.S. LLC, 3.02%, 03/24/24 (Call 11/16/23)	35	34,546

Distribution & Wholesale — 0.0%
Wesco Aircraft Holdings Inc., 8.50%, 11/15/24 (Call 12/01/23)(b)	448	16,055

Diversified Financial Services — 11.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.65%, 10/29/24 (Call 09/29/24)	210	200,240
2.88%, 08/14/24 (Call 07/14/24)	50	48,583
3.15%, 02/15/24 (Call 01/15/24)	50	49,471
4.88%, 01/16/24 (Call 12/16/23)	50	49,836
Series 3NC1, 1.75%, 10/29/24 (Call 12/01/23)	80	76,369
Affiliated Managers Group Inc., 4.25%, 02/15/24	20	19,888
Air Lease Corp.
0.70%, 02/15/24 (Call 01/15/24)	65	63,891
0.80%, 08/18/24 (Call 07/18/24)	100	95,610
4.25%, 02/01/24 (Call 01/01/24)(a)	40	39,781
4.25%, 09/15/24 (Call 06/15/24)	70	68,784
Aircastle Ltd., 4.13%, 05/01/24 (Call 02/01/24)(a)	70	69,041
Ally Financial Inc.
3.88%, 05/21/24 (Call 04/21/24)	45	44,230
5.13%, 09/30/24(a)	115	113,319
BGC Group Inc., 3.75%, 10/01/24 (Call 09/01/24)	5	4,810
Capital One Financial Corp.
3.30%, 10/30/24 (Call 09/30/24)(a)	180	174,605
3.75%, 04/24/24 (Call 03/24/24)(a)	55	54,288
3.90%, 01/29/24 (Call 12/29/23)	65	64,601
CNG Holdings Inc., 14.50%, 06/30/26 (Call 06/30/24)(a)(b)	1,969	1,696,310
Discover Financial Services, 3.95%, 11/06/24 (Call 08/06/24)(a)	70	68,077
Global Aircraft Leasing Co. Ltd., 6.50%, 09/15/24 (Call 12/01/23), (7.25% PIK)(b)(d)	11,782	10,577,164
goeasy Ltd., 5.38%, 12/01/24 (Call 12/01/23)(b)	8,330	8,175,711
Navient Corp.
5.88%, 10/25/24	4,562	4,463,105
6.13%, 03/25/24(a)	7,251	7,215,766
OneMain Finance Corp., 6.13%, 03/15/24 (Call 12/01/23)(a)	11,013	10,987,351
Radian Group Inc., 4.50%, 10/01/24 (Call 07/01/24)	90	87,708
Stifel Financial Corp., 4.25%, 07/18/24	80	78,617
Synchrony Financial
4.25%, 08/15/24 (Call 05/15/24)	150	146,886
4.38%, 03/19/24 (Call 02/19/24)	45	44,566

		44,778,608

Electric — 3.0%
Ameren Corp., 2.50%, 09/15/24 (Call 08/15/24)	55	53,364
American Electric Power Co. Inc., 2.03%, 03/15/24	45	44,181
Avangrid Inc., 3.15%, 12/01/24 (Call 10/01/24)	35	33,820
Black Hills Corp., 1.04%, 08/23/24 (Call 11/16/23)	85	81,523
CenterPoint Energy Inc., 2.50%, 09/01/24 (Call 08/01/24)	70	67,935
Dominion Energy Inc., 3.07%, 08/15/24(c)	85	82,858
DTE Energy Co.
4.22%, 11/01/24(c)	75	73,522

Security	Par (000)	Value

Electric (continued)
Series C, 2.53%, 10/01/24(c)	$90	$87,135
Duke Energy Corp., 3.75%, 04/15/24 (Call 01/15/24)	90	89,124
Edison International, 3.55%, 11/15/24 (Call 10/15/24)	55	53,426
Emera U.S. Finance LP, 0.83%, 06/15/24(a)	20	19,236
Enel Generacion Chile SA, 4.25%, 04/15/24 (Call 01/15/24)	25	24,613
Evergy Inc., 2.45%, 09/15/24 (Call 08/15/24)	125	121,020
Eversource Energy
4.20%, 06/27/24(a)	115	113,562
Series L, 2.90%, 10/01/24 (Call 08/01/24)(a)	30	29,157
Georgia Power Co., Series A, 2.20%, 09/15/24 (Call 08/15/24)	75	72,538
Interstate Power & Light Co., 3.25%, 12/01/24 (Call 09/01/24)	85	82,551
IPALCO Enterprises Inc., 3.70%, 09/01/24 (Call 07/01/24)	25	24,395
ITC Holdings Corp., 3.65%, 06/15/24 (Call 03/15/24)	55	54,147
NextEra Energy Capital Holdings Inc.
2.94%, 03/21/24 (Call 12/01/23)(a)	60	59,288
4.20%, 06/20/24	75	74,116
4.26%, 09/01/24	85	83,626
NextEra Energy Operating Partners LP, 4.25%, 07/15/24 (Call 04/15/24)(b)	10,650	10,449,190
Pacific Gas and Electric Co.
3.25%, 02/16/24 (Call 11/15/23)	145	143,688
3.40%, 08/15/24 (Call 05/15/24)(a)	55	53,751
3.75%, 02/15/24 (Call 11/15/23)	25	24,811
Public Service Enterprise Group Inc., 2.88%, 06/15/24 (Call 05/15/24)(a)	110	107,835
Southern Co. (The)
4.48%, 08/01/24(a)(c)	70	69,081
Series 21-A, 0.60%, 02/26/24 (Call 01/26/24)	35	34,408
WEC Energy Group Inc., 0.80%, 03/15/24 (Call 02/15/24)	35	34,328

		12,342,229

Electronics — 1.6%
Allegion U.S. Holding Co. Inc., 3.20%, 10/01/24 (Call 08/01/24)(a)	30	29,171
Amphenol Corp., 3.20%, 04/01/24 (Call 02/01/24)(a)	20	19,775
Arrow Electronics Inc., 3.25%, 09/08/24 (Call 07/08/24)	70	68,205
Keysight Technologies Inc., 4.55%, 10/30/24 (Call 07/30/24)	65	63,995
Sensata Technologies BV, 5.63%, 11/01/24(a)(b)	6,118	6,065,315
TD SYNNEX Corp., 1.25%, 08/09/24 (Call 11/13/23)	40	38,368
Trimble Inc., 4.75%, 12/01/24 (Call 09/01/24)(a)	25	24,619

		6,309,448

Engineering & Construction — 1.0%
Fluor Corp., 3.50%, 12/15/24 (Call 09/15/24)	4,028	3,883,039

Entertainment — 5.1%
Live Nation Entertainment Inc., 4.88%, 11/01/24 (Call 12/01/23)(a)(b)	8,752	8,581,386
Mohegan Gaming & Entertainment, 7.88%, 10/15/24 (Call 11/16/23)(a)(b)	1,500	1,427,704
Universal Entertainment Corp., 8.75%, 12/11/24 (Call 12/11/23)(a)(b)(c)	10,343	10,711,765

		20,720,855

Environmental Control — 2.2%
Republic Services Inc., 2.50%, 08/15/24 (Call 07/15/24)	105	102,150

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2024 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Environmental Control (continued)
Stericycle Inc., 5.38%, 07/15/24 (Call 11/16/23)(a)(b)	$8,927	$8,820,719

		8,922,869

Food — 0.1%
Conagra Brands Inc., 4.30%, 05/01/24 (Call 04/01/24)(a)	55	54,485
General Mills Inc., 3.65%, 02/15/24 (Call 11/16/23)	30	29,789
Kroger Co. (The), 4.00%, 02/01/24 (Call 12/01/23)	85	84,540
McCormick & Co. Inc./MD, 3.15%, 08/15/24 (Call 06/15/24)(a)	40	39,144
Mondelez International Inc., 2.13%, 03/17/24	30	29,574
Tyson Foods Inc., 3.95%, 08/15/24 (Call 05/15/24)	70	68,907

		306,439

Forest Products & Paper — 0.0%
Celulosa Arauco y Constitucion SA, 4.50%, 08/01/24 (Call 05/01/24)	80	78,686

Gas — 0.0%
Eastern Energy Gas Holdings LLC
3.60%, 12/15/24 (Call 09/15/24)	20	19,436
Series A, 2.50%, 11/15/24 (Call 10/15/24)	60	57,831

		77,267

Health Care - Products — 0.1%
Baxter International Inc., 1.32%, 11/29/24	80	76,045
Boston Scientific Corp., 3.45%, 03/01/24 (Call 02/01/24)	35	34,704
GE HealthCare Technologies Inc., 5.55%, 11/15/24	55	54,764
Revvity Inc., 0.85%, 09/15/24 (Call 11/13/23)(a)	100	95,392
Stryker Corp., 3.38%, 05/15/24 (Call 02/15/24)	70	69,111
Zimmer Biomet Holdings Inc., 1.45%, 11/22/24 (Call 11/13/23)	65	61,921

		391,937

Health Care - Services — 0.2%
Aetna Inc., 3.50%, 11/15/24 (Call 08/15/24)	115	112,110
Elevance Health Inc.
3.35%, 12/01/24 (Call 10/01/24)(a)	105	102,214
3.50%, 08/15/24 (Call 05/15/24)(a)	75	73,560
HCA Inc., 5.00%, 03/15/24	210	209,097
Humana Inc., 3.85%, 10/01/24 (Call 07/01/24)(a)	90	88,257
Laboratory Corp. of America Holdings
2.30%, 12/01/24 (Call 11/01/24)	25	24,015
3.25%, 09/01/24 (Call 07/01/24)	70	68,386
Quest Diagnostics Inc., 4.25%, 04/01/24 (Call 01/01/24)	15	14,876

		692,515

Holding Companies - Diversified — 4.5%
Ares Capital Corp., 4.20%, 06/10/24 (Call 05/10/24)	115	113,008
Blackstone Private Credit Fund
1.75%, 09/15/24(a)	95	90,815
2.35%, 11/22/24(a)	70	66,560
Blue Owl Capital Corp., 5.25%, 04/15/24 (Call 03/15/24)	60	59,407
FS KKR Capital Corp.
1.65%, 10/12/24(a)	85	81,059
4.63%, 07/15/24 (Call 06/15/24)(a)	55	54,059
Golub Capital BDC Inc., 3.38%, 04/15/24 (Call 03/15/24)	75	73,619
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 09/15/24 (Call 06/15/24)	12,152	11,657,768
Main Street Capital Corp., 5.20%, 05/01/24(a)	75	74,267
Sixth Street Specialty Lending Inc., 3.88%, 11/01/24 (Call 10/01/24)	85	82,501

Security	Par (000)	Value

Holding Companies - Diversified (continued)
Stena AB, 7.00%, 02/01/24(a)(b)	$5,920	$5,910,135

		18,263,198

Home Builders — 1.7%
DR Horton Inc., 2.50%, 10/15/24 (Call 09/15/24)	90	87,048
Lennar Corp., 4.50%, 04/30/24 (Call 01/31/24)	70	69,404
TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 06/15/24	6,692	6,636,989

		6,793,441

Home Furnishings — 0.0%
Leggett & Platt Inc., 3.80%, 11/15/24 (Call 08/15/24)(a)	60	58,401
Whirlpool Corp., 4.00%, 03/01/24(a)	15	14,897

		73,298

Household Products & Wares — 0.0%
Avery Dennison Corp., 0.85%, 08/15/24 (Call 11/13/23)	45	43,168

Insurance — 0.1%
American International Group Inc., 4.13%, 02/15/24(a)	80	79,455
Aon Global Ltd., 3.50%, 06/14/24 (Call 03/14/24)	100	98,424
Brown & Brown Inc., 4.20%, 09/15/24 (Call 06/15/24)	95	93,312
CNA Financial Corp., 3.95%, 05/15/24 (Call 02/15/24)	93	91,831
First American Financial Corp., 4.60%, 11/15/24	15	14,753
Old Republic International Corp., 4.88%, 10/01/24 (Call 09/01/24)	75	73,899
Willis North America Inc., 3.60%, 05/15/24 (Call 03/15/24)	35	34,466

		486,140

Internet — 2.8%
eBay Inc., 3.45%, 08/01/24 (Call 05/01/24)	135	132,558
Netflix Inc., 5.75%, 03/01/24	50	49,927
Rakuten Group Inc., 10.25%, 11/30/24 (Call 11/28/23)(a)(b)	11,055	11,198,906
Weibo Corp., 3.50%, 07/05/24 (Call 06/05/24)	115	112,660

		11,494,051

Iron & Steel — 0.7%
Infrabuild Australia Pty Ltd., 12.00%, 10/01/24 (Call 12/01/23)(a)(b)	2,931	2,888,277
Steel Dynamics Inc., 2.80%, 12/15/24 (Call 11/15/24)	100	96,391

		2,984,668

Leisure Time — 2.0%
Brunswick Corp., 0.85%, 08/18/24 (Call 11/16/23)	25	23,902
NCL Corp. Ltd., 3.63%, 12/15/24 (Call 11/14/23)(a)(b)	8,643	8,175,726

		8,199,628

Lodging — 8.9%
Hyatt Hotels Corp., 1.80%, 10/01/24 (Call 11/16/23)	120	115,434
Las Vegas Sands Corp., 3.20%, 08/08/24 (Call 07/08/24)	11,871	11,551,321
Marriott International Inc./MD, 3.60%, 04/15/24 (Call 03/15/24)(a)	75	74,106
MGM China Holdings Ltd., 5.38%, 05/15/24 (Call 11/14/23)(b)	11,420	11,260,478
Travel + Leisure Co., 5.65%, 04/01/24 (Call 02/01/24)(a)	4,537	4,514,034
Wynn Macau Ltd., 4.88%, 10/01/24 (Call 11/14/23)(b)	9,140	8,879,077

		36,394,450

Machinery — 0.0%
CNH Industrial Capital LLC, 4.20%, 01/15/24(a)	25	24,897
Westinghouse Air Brake Technologies Corp., 4.15%, 03/15/24 (Call 02/15/24)	40	39,657

		64,554

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2024 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Manufacturing — 1.6%
3M Co., 3.25%, 02/14/24 (Call 01/14/24)	$135	$133,915
Carlisle Companies Inc., 3.50%, 12/01/24 (Call 10/01/24)	55	53,349
Parker-Hannifin Corp.
2.70%, 06/14/24 (Call 05/14/24)	55	53,888
3.30%, 11/21/24 (Call 08/21/24)(a)	30	29,149
3.65%, 06/15/24	85	83,661
Teledyne Technologies Inc., 0.95%, 04/01/24 (Call 11/13/23)	80	78,279
Textron Inc., 4.30%, 03/01/24 (Call 12/01/23)	40	39,720
Trinity Industries Inc., 4.55%, 10/01/24 (Call 07/01/24)(a)	6,035	5,856,186

		6,328,147

Media — 9.1%
AMC Networks Inc., 5.00%, 04/01/24 (Call 12/01/23)	5,998	5,960,415
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.50%, 02/01/24 (Call 01/01/24)	155	154,274
CSC Holdings LLC, 5.25%, 06/01/24(a)	11,378	10,638,629
Discovery Communications LLC, 3.90%, 11/15/24 (Call 08/15/24)	70	68,043
DISH DBS Corp., 5.88%, 11/15/24(a)	12,358	11,338,465
Fox Corp., 4.03%, 01/25/24 (Call 12/25/23)	160	159,166
Videotron Ltd., 5.38%, 06/15/24 (Call 03/15/24)(b)	8,937	8,890,055

		37,209,047

Metal Fabricate & Hardware — 0.0%
Timken Co. (The), 3.88%, 09/01/24 (Call 06/01/24)(a)	95	92,943

Mining — 0.0%
Freeport-McMoRan Inc., 4.55%, 11/14/24 (Call 08/14/24)	120	117,821

Office & Business Equipment — 1.1%
CDW LLC/CDW Finance Corp., 5.50%, 12/01/24 (Call 06/01/24)	95	94,081
Xerox Corp., 3.80%, 05/15/24(a)	4,552	4,441,269

		4,535,350

Oil & Gas — 1.6%
Canadian Natural Resources Ltd., 3.80%, 04/15/24 (Call 01/15/24)(a)	30	29,678
Continental Resources Inc./OK, 3.80%, 06/01/24 (Call 03/01/24)(a)	50	49,242
Devon Energy Corp., 5.25%, 09/15/24 (Call 06/15/24)	25	24,800
Ensign Drilling Inc., 9.25%, 04/15/24 (Call 12/01/23)(b)	6,136	6,142,165
Hess Corp., 3.50%, 07/15/24 (Call 04/15/24)	15	14,729
Marathon Petroleum Corp., 3.63%, 09/15/24 (Call 06/15/24)	75	73,362
Occidental Petroleum Corp., 2.90%, 08/15/24 (Call 07/15/24)	95	92,674
Phillips 66, 0.90%, 02/15/24 (Call 11/16/23)	45	44,347

		6,470,997

Packaging & Containers — 2.7%
Graphic Packaging International LLC, 4.13%, 08/15/24 (Call 05/15/24)	4,557	4,458,831
Packaging Corp. of America, 3.65%, 09/15/24 (Call 06/15/24)	65	63,646
Sealed Air Corp., 5.13%, 12/01/24 (Call 09/01/24)(a)(b)	6,358	6,248,390
WRKCo Inc., 3.00%, 09/15/24 (Call 07/15/24)	100	97,419

		10,868,286

Pharmaceuticals — 2.7%
AbbVie Inc.
2.60%, 11/21/24 (Call 10/21/24)	315	304,448

Security	Par (000)	Value

Pharmaceuticals (continued)
3.85%, 06/15/24 (Call 03/15/24)	$60	$59,195
AmerisourceBergen Corp., 3.40%, 05/15/24 (Call 02/15/24)	30	29,577
Becton Dickinson and Co.
3.36%, 06/06/24 (Call 04/06/24)	55	54,136
3.73%, 12/15/24 (Call 09/15/24)	65	63,409
Cardinal Health Inc.
3.08%, 06/15/24 (Call 04/15/24)	65	63,810
3.50%, 11/15/24 (Call 08/15/24)	65	63,295
Cigna Group (The)
0.61%, 03/15/24 (Call 11/13/23)(a)	30	29,413
3.50%, 06/15/24 (Call 03/17/24)	40	39,388
CVS Health Corp.
2.63%, 08/15/24 (Call 07/15/24)	65	63,304
3.38%, 08/12/24 (Call 05/12/24)	40	39,180
McKesson Corp., 3.80%, 03/15/24 (Call 12/15/23)	35	34,699
Perrigo Finance Unlimited Co., 3.90%, 12/15/24 (Call 09/15/24)	10,625	10,319,927

		11,163,781

Pipelines — 3.2%
Boardwalk Pipelines LP, 4.95%, 12/15/24 (Call 09/15/24)	45	44,320
Buckeye Partners LP, 4.35%, 10/15/24 (Call 07/15/24)	4,545	4,370,997
Enbridge Inc.
2.15%, 02/16/24(a)	20	19,768
3.50%, 06/10/24 (Call 03/10/24)	30	29,544
Energy Transfer LP
3.90%, 05/15/24 (Call 02/15/24)	110	108,632
4.25%, 04/01/24 (Call 01/01/24)	30	29,739
4.50%, 04/15/24 (Call 03/15/24)	45	44,644
4.90%, 02/01/24 (Call 12/01/23)	20	19,911
5.88%, 01/15/24 (Call 11/16/23)	65	64,947
Enterprise Products Operating LLC, 3.90%, 02/15/24 (Call 12/01/23)(a)	10	9,946
EQM Midstream Partners LP, 4.00%, 08/01/24 (Call 05/01/24)	4,531	4,416,229
Kinder Morgan Energy Partners LP
4.15%, 02/01/24 (Call 12/14/23)	35	34,814
4.25%, 09/01/24 (Call 06/01/24)	75	73,857
4.30%, 05/01/24 (Call 02/01/24)	35	34,674
MPLX LP, 4.88%, 12/01/24 (Call 09/01/24)	70	69,062
ONEOK Inc., 2.75%, 09/01/24 (Call 08/01/24)(a)	70	68,025
Plains All American Pipeline LP/PAA Finance Corp., 3.60%, 11/01/24 (Call 08/01/24)	65	63,382
Sabine Pass Liquefaction LLC, 5.75%, 05/15/24 (Call 02/15/24)	10	9,979
Southeast Supply Header LLC, 4.25%, 06/15/24 (Call 03/15/24)(b)	3,605	3,456,476
Spectra Energy Partners LP, 4.75%, 03/15/24 (Call 12/15/23)	55	54,737
TransCanada PipeLines Ltd., 1.00%, 10/12/24 (Call 09/12/24)	75	71,410
Williams Companies Inc. (The)
4.30%, 03/04/24 (Call 12/04/23)	65	64,599
4.55%, 06/24/24 (Call 03/24/24)	75	74,236

		13,233,928

Real Estate Investment Trusts — 5.6%
American Tower Corp.
0.60%, 01/15/24	25	24,711
3.38%, 05/15/24 (Call 04/15/24)	85	83,759
5.00%, 02/15/24	65	64,764

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2024 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Boston Properties LP, 3.80%, 02/01/24 (Call 12/01/23)	$40	$39,678
Brandywine Operating Partnership LP, 4.10%, 10/01/24 (Call 07/01/24)(a)	5,300	5,096,409
Brixmor Operating Partnership LP, 3.65%, 06/15/24 (Call 04/15/24)(a)	20	19,609
Crown Castle International Corp., 3.20%, 09/01/24 (Call 07/01/24)	130	126,956
Equinix Inc., 2.63%, 11/18/24 (Call 10/18/24)	105	101,388
Essex Portfolio LP, 3.88%, 05/01/24 (Call 02/01/24)	75	74,001
Federal Realty Investment Trust, 3.95%, 01/15/24 (Call 12/01/23)	30	29,806
GLP Capital LP/GLP Financing II Inc., 3.35%, 09/01/24 (Call 08/01/24)	80	77,713
Host Hotels & Resorts LP, 3.88%, 04/01/24 (Call 02/01/24)(a)	75	74,077
Kilroy Realty LP, 3.45%, 12/15/24 (Call 09/15/24)	90	86,574
Kimco Realty Corp., 2.70%, 03/01/24 (Call 01/01/24)	55	54,305
NNN REIT Inc., 3.90%, 06/15/24 (Call 03/15/24)	20	19,666
Office Properties Income Trust, 4.25%, 05/15/24 (Call 02/15/24)	5,305	4,966,130
Omega Healthcare Investors Inc., 4.95%, 04/01/24 (Call 01/01/24)	25	24,834
Service Properties Trust
4.35%, 10/01/24 (Call 09/01/24)	8,455	8,106,072
4.65%, 03/15/24 (Call 12/01/23)	3,581	3,536,613
Ventas Realty LP
3.50%, 04/15/24 (Call 03/15/24)(a)	75	74,020
3.75%, 05/01/24 (Call 02/01/24)	70	69,051
Welltower Inc., 4.50%, 01/15/24 (Call 12/01/23)	20	19,913
Welltower OP LLC, 3.63%, 03/15/24 (Call 02/15/24)	60	59,385
WP Carey Inc., 4.60%, 04/01/24 (Call 01/01/24)(a)	90	89,261

		22,918,695

Retail — 3.8%
AutoNation Inc., 3.50%, 11/15/24 (Call 09/15/24)	85	82,294
AutoZone Inc., 3.13%, 04/18/24 (Call 03/18/24)	50	49,319
Brinker International Inc., 5.00%, 10/01/24 (Call 07/01/24)(a)(b)	5,289	5,159,436
Dollar General Corp., 4.25%, 09/20/24	127	124,903
Lowe’s Companies Inc., 3.13%, 09/15/24 (Call 06/15/24)	65	63,460
McDonald’s Corp., 3.25%, 06/10/24	85	83,621
Nordstrom Inc., 2.30%, 04/08/24 (Call 11/16/23)(a)	3,761	3,692,627
QVC Inc., 4.85%, 04/01/24	6,381	6,136,709
Walgreens Boots Alliance Inc., 3.80%, 11/18/24 (Call 08/18/24)	165	160,363

		15,552,732

Semiconductors — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 01/15/24 (Call 12/04/23)	45	44,769
Broadcom Inc., 3.63%, 10/15/24 (Call 09/15/24)(a)	65	63,570
Microchip Technology Inc.
0.97%, 02/15/24	80	78,812
0.98%, 09/01/24	85	81,458
NXP BV/NXP Funding LLC, 4.88%, 03/01/24 (Call 02/01/24)	55	54,751
Qorvo Inc., 1.75%, 12/15/24 (Call 11/13/23)(b)	30	28,378

		351,738

Software — 0.2%
Fidelity National Information Services Inc., 0.60%, 03/01/24	40	39,259
Fiserv Inc., 2.75%, 07/01/24 (Call 06/01/24)	115	112,494

Security	Par (000)	Value

Software (continued)
Oracle Corp.
2.95%, 11/15/24 (Call 09/15/24)	$155	$150,336
3.40%, 07/08/24 (Call 04/08/24)	115	112,995
Roper Technologies Inc., 2.35%, 09/15/24 (Call 08/15/24)	70	67,857
Take-Two Interactive Software Inc., 3.30%, 03/28/24(a)	60	59,301
VMware Inc., 1.00%, 08/15/24 (Call 11/13/23)	70	67,256

		609,498

Telecommunications — 3.1%
AT&T Inc., 0.90%, 03/25/24 (Call 11/13/23)	220	215,511
Bell Telephone Co. of Canada or Bell Canada (The), Series US-3, 0.75%, 03/17/24	100	98,038
Motorola Solutions Inc., 4.00%, 09/01/24(a)	70	68,628
Sprint LLC, 7.13%, 06/15/24	535	537,878
Telecom Italia SpA/Milano, 5.30%, 05/30/24(b)	11,561	11,365,925
Verizon Communications Inc.
0.75%, 03/22/24	110	107,823
3.50%, 11/01/24 (Call 08/01/24)	135	131,966
Vodafone Group PLC, 3.75%, 01/16/24	45	44,762

		12,570,531

Toys, Games & Hobbies — 0.0%
Hasbro Inc., 3.00%, 11/19/24 (Call 10/19/24)	84	81,341

Transportation — 0.1%
Canadian Pacific Railway Co., 1.35%, 12/02/24 (Call 12/01/23)	145	138,018
CSX Corp., 3.40%, 08/01/24 (Call 05/01/24)	85	83,433
Norfolk Southern Corp., 3.85%, 01/15/24 (Call 12/01/23)	25	24,878
Ryder System Inc.
2.50%, 09/01/24 (Call 08/01/24)	100	97,037
3.65%, 03/18/24 (Call 02/18/24)(a)	100	99,074

		442,440

Trucking & Leasing — 0.0%
GATX Corp., 4.35%, 02/15/24 (Call 01/15/24)(a)	55	54,666

Water — 0.0%
American Water Capital Corp., 3.85%, 03/01/24 (Call 12/01/23)	95	94,353

Total Long-Term Investments — 95.7% (Cost: $393,731,485)		390,217,503

	Shares

Short-Term Securities

Money Market Funds — 7.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(e)(f)(g)	23,633,776	23,643,229
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(e)(f)	5,190,000	5,190,000

Total Short-Term Securities — 7.1% (Cost: $28,821,729)		28,833,229

Total Investments — 102.8% (Cost: $422,553,214)		419,050,732

Liabilities in Excess of Other Assets — (2.8)%		(11,419,088)

Net Assets — 100.0%		$407,631,644

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2024 Term High Yield and Income ETF

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$20,365,980	$3,257,186	(a)	$—	$7,977	$12,086	$23,643,229	23,633,776	$432,698	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,860,000	2,330,000	(a)	—	—	—	5,190,000	5,190,000	212,451		1

					$7,977	$12,086	$28,833,229		$645,149		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$390,217,503	$—	$390,217,503
Short-Term Securities
Money Market Funds	28,833,229	—	—	28,833,229

	$28,833,229	$390,217,503	$—	$419,050,732

See notes to financial statements.

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® iBonds® 2025 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.8%
Clear Channel International BV, 6.63%, 08/01/25 (Call 11/13/23)(a)(b)	$1,190	$1,169,870
Outfront Media Capital LLC/Outfront Media Capital Corp., 6.25%, 06/15/25 (Call 12/01/23)(a)	1,121	1,106,609

		2,276,479

Aerospace & Defense — 3.6%
Bombardier Inc., 7.50%, 03/15/25 (Call 12/01/23)(a)	1,064	1,063,701
Howmet Aerospace Inc., 6.88%, 05/01/25 (Call 04/01/25)	1,695	1,702,159
Rolls-Royce PLC, 3.63%, 10/14/25 (Call 07/14/25)(a)	2,785	2,619,828
Spirit AeroSystems Inc., 7.50%, 04/15/25 (Call 12/01/23)(a)	3,407	3,398,225
Triumph Group Inc., 7.75%, 08/15/25 (Call 12/01/23)(b)	1,388	1,318,713

		10,102,626

Airlines — 4.0%
American Airlines Group Inc., 3.75%, 03/01/25(a)	1,354	1,266,200
American Airlines Inc., 11.75%, 07/15/25(a)	6,230	6,604,175
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25 (Call 11/14/23)(a)	3,246	2,399,556
United Airlines Holdings Inc., 4.88%, 01/15/25	976	947,901

		11,217,832

Auto Manufacturers — 1.9%
Aston Martin Capital Holdings Ltd., 10.50%, 11/30/25 (Call 11/01/24)(a)	3,345	3,324,087
Jaguar Land Rover Automotive PLC, 7.75%, 10/15/25 (Call 12/01/23)(a)	2,020	2,024,025

		5,348,112

Auto Parts & Equipment — 2.4%
Clarios Global LP, 6.75%, 05/15/25 (Call 12/01/23)(a)	1,290	1,281,484
Goodyear Tire & Rubber Co. (The), 9.50%, 05/31/25 (Call 11/16/23)	2,315	2,344,432
ZF North America Capital Inc., 4.75%, 04/29/25(a)	3,100	2,995,090

		6,621,006

Banks — 0.1%
Associated Banc-Corp, 4.25%, 01/15/25 (Call 10/15/24)	275	264,354

Chemicals — 0.6%
Avient Corp., 5.75%, 05/15/25 (Call 12/01/23)(a)(b)	1,812	1,774,116

Coal — 0.3%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp., 7.50%, 05/01/25 (Call 12/01/23)(a)	820	819,489

Commercial Services — 1.7%
Aptim Corp., 7.75%, 06/15/25 (Call 11/16/23)(a)(b)	1,515	1,393,657
Brink’s Co. (The), 5.50%, 07/15/25 (Call 12/01/23)(a)	1,146	1,117,290
Matthews International Corp., 5.25%, 12/01/25 (Call 12/01/23)(a)	866	828,327
Picasso Finance Sub Inc., 6.13%, 06/15/25 (Call 11/16/23)(a)	1,527	1,504,125

		4,843,399

Computers — 0.8%
Seagate HDD Cayman, 4.75%, 01/01/25	1,308	1,280,461
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25 (Call 11/13/23)(a)(b)	867	847,035

		2,127,496

Security	Par (000)	Value

Distribution & Wholesale — 0.4%
G-III Apparel Group Ltd., 7.88%, 08/15/25 (Call 12/01/23)(a)(b)	$1,104	$1,097,672

Diversified Financial Services — 6.8%
Ally Financial Inc., 5.75%, 11/20/25 (Call 10/21/25)(b)	3,084	2,947,334
Enova International Inc., 8.50%, 09/15/25 (Call 12/01/23)(a)	1,098	1,038,165
Finance of America Funding LLC, 7.88%, 11/15/25 (Call 12/01/23)(a)	995	808,100
LD Holdings Group LLC, 6.50%, 11/01/25 (Call 12/01/23)(a)(b)	1,465	1,181,111
Navient Corp., 6.75%, 06/25/25	1,433	1,399,534
OneMain Finance Corp., 6.88%, 03/15/25	3,665	3,618,554
PennyMac Financial Services Inc., 5.38%, 10/15/25 (Call 12/01/23)(a)	1,874	1,783,923
PRA Group Inc., 7.38%, 09/01/25 (Call 12/01/23)(a)(b)	872	815,572
Provident Funding Associates LP/PFG Finance Corp., 6.38%, 06/15/25 (Call 12/01/23)(a)(b)	955	849,729
SLM Corp., 4.20%, 10/29/25 (Call 09/29/25)(b)	1,430	1,334,738
StoneX Group Inc., 8.63%, 06/15/25 (Call 12/01/23)(a)	979	984,012
United Wholesale Mortgage LLC, 5.50%, 11/15/25 (Call 12/01/23)(a)(b)	2,283	2,175,780

		18,936,552

Electric — 1.2%
DPL Inc., 4.13%, 07/01/25 (Call 04/01/25)	1,158	1,097,925
Drax Finco PLC, 6.63%, 11/01/25 (Call 11/13/23)(a)	1,385	1,337,475
FirstEnergy Corp., 2.05%, 03/01/25 (Call 02/01/25)	865	811,737
NSG Holdings LLC/NSG Holdings Inc., 7.75%, 12/15/25(a)	4	3,496

		3,250,633

Electrical Components & Equipment — 1.5%
WESCO Distribution Inc., 7.13%, 06/15/25 (Call 12/01/23)(a)	4,328	4,334,277

Electronics — 1.1%
Likewize Corp., 9.75%, 10/15/25 (Call 11/13/23)(a)(b)	1,168	1,161,066
Sensata Technologies BV, 5.00%, 10/01/25(a)	1,982	1,929,835

		3,090,901

Engineering & Construction — 1.4%
Artera Services LLC, 9.03%, 12/04/25 (Call 12/01/23)(a)	2,905	2,622,157
Tutor Perini Corp., 6.88%, 05/01/25 (Call 11/16/23)(a)(b)	1,470	1,264,512

		3,886,669

Entertainment — 6.4%
Caesars Entertainment Inc., 6.25%, 07/01/25 (Call 11/13/23)(a)	8,314	8,182,238
Caesars Resort Collection LLC/CRC Finco Inc., 5.75%, 07/01/25 (Call 11/13/23)(a)	2,900	2,857,290
Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp./Millennium Op, 5.50%, 05/01/25 (Call 12/01/23)(a)	2,909	2,852,884
International Game Technology PLC, 6.50%, 02/15/25 (Call 08/15/24)(a)	1,500	1,490,963
Six Flags Theme Parks Inc., 7.00%, 07/01/25 (Call 12/01/23)(a)	1,070	1,063,497
Vail Resorts Inc., 6.25%, 05/15/25 (Call 12/01/23)(a)	1,653	1,643,481

		18,090,353

Environmental Control — 1.2%
GFL Environmental Inc.
3.75%, 08/01/25 (Call 12/01/23)(a)	2,204	2,095,430
4.25%, 06/01/25 (Call 12/01/23)(a)(b)	1,430	1,376,279

		3,471,709

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2025 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food — 1.1%
B&G Foods Inc., 5.25%, 04/01/25 (Call 12/01/23)(b)	$744	$714,203
Chobani LLC/Chobani Finance Corp. Inc., 7.50%, 04/15/25 (Call 11/13/23)(a)(b)	1,516	1,494,438
Performance Food Group Inc., 6.88%, 05/01/25 (Call 12/01/23)(a)	803	800,562

		3,009,203

Food Service — 0.6%
Aramark Services Inc., 5.00%, 04/01/25 (Call 12/01/23)(a)	1,743	1,705,467

Gas — 0.7%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.50%, 05/20/25 (Call 02/20/25)	2,022	1,940,981

Health Care - Services — 2.7%
Akumin Inc., 7.00%, 11/01/25 (Call 12/01/23)(a)(b)	1,285	1,093,052
Encompass Health Corp., 5.75%, 09/15/25 (Call 12/01/23)	987	963,057
Global Medical Response Inc., 6.50%, 10/01/25 (Call 12/01/23)(a)	20	12,742
ModivCare Inc., 5.88%, 11/15/25 (Call 12/01/23)(a)	1,389	1,322,575
Prime Healthcare Services Inc., 7.25%, 11/01/25 (Call 12/01/23)(a)	2,570	2,351,539
RP Escrow Issuer LLC, 5.25%, 12/15/25 (Call 12/01/23)(a)(b)	2,348	1,696,061

		7,439,026

Holding Companies - Diversified — 1.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.38%, 12/15/25 (Call 12/01/23)	2,196	2,066,401
Stena International SA, 6.13%, 02/01/25 (Call 11/13/23)(a)	1,035	1,017,887

		3,084,288

Home Builders — 0.6%
Empire Communities Corp., 7.00%, 12/15/25 (Call 12/01/23)(a)	1,357	1,261,924
Meritage Homes Corp., 6.00%, 06/01/25 (Call 03/01/25)	571	560,291

		1,822,215

Housewares — 1.2%
CD&R Smokey Buyer Inc., 6.75%, 07/15/25 (Call 12/01/23)(a)	2,036	1,941,153
Newell Brands Inc., 4.88%, 06/01/25 (Call 05/01/25)	1,380	1,325,308

		3,266,461

Insurance — 2.5%
Acrisure LLC/Acrisure Finance Inc., 7.00%, 11/15/25 (Call 12/01/23)(a)	2,715	2,635,266
AssuredPartners Inc., 7.00%, 08/15/25 (Call 12/01/23)(a)	1,424	1,395,354
NMI Holdings Inc., 7.38%, 06/01/25 (Call 03/30/25)(a)	1,146	1,148,108
USI Inc./NY, 6.88%, 05/01/25 (Call 12/01/23)(a)	1,773	1,757,701

		6,936,429

Internet — 2.6%
Gen Digital Inc., 5.00%, 04/15/25 (Call 11/13/23)(a)	3,198	3,110,491
TripAdvisor Inc., 7.00%, 07/15/25 (Call 11/13/23)(a)	1,378	1,368,646
Uber Technologies Inc., 7.50%, 05/15/25 (Call 12/01/23)(a)	2,854	2,860,267

		7,339,404

Leisure Time — 0.8%
Royal Caribbean Cruises Ltd., 11.50%, 06/01/25 (Call 11/07/23)(a)	1,334	1,410,989

Security	Par (000)	Value

Leisure Time (continued)
Viking Cruises Ltd., 6.25%, 05/15/25 (Call 12/01/23)(a)(b)	$724	$707,413

		2,118,402

Lodging — 6.4%
Hilton Domestic Operating Co. Inc., 5.38%, 05/01/25 (Call 11/13/23)(a)	1,430	1,407,236
Las Vegas Sands Corp., 2.90%, 06/25/25 (Call 05/25/25)	1,375	1,297,993
Melco Resorts Finance Ltd., 4.88%, 06/06/25 (Call 11/30/23)(c)	2,905	2,742,079
MGM China Holdings Ltd., 5.25%, 06/18/25 (Call 11/14/23)(a)(b)	1,430	1,359,417
MGM Resorts International
5.75%, 06/15/25 (Call 03/15/25)	1,945	1,902,938
6.75%, 05/01/25 (Call 12/01/23)	2,183	2,170,696
Studio City Finance Ltd., 6.00%, 07/15/25 (Call 12/01/23)(a)(b)	1,445	1,361,863
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 5.88%, 05/15/25 (Call 12/01/23)(a)	860	826,636
Travel + Leisure Co., 6.60%, 10/01/25 (Call 07/01/25)	1,008	990,127
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/25 (Call 12/01/24)(a)	3,974	3,899,875

		17,958,860

Machinery — 0.5%
Husky III Holding Ltd. , 13.00%, 02/15/25 (Call 11/13/23), (13.75% PIK)(a)(b)(d)	1,316	1,271,553

Manufacturing — 0.4%
Hillenbrand Inc., 5.75%, 06/15/25 (Call 11/13/23)	1,116	1,095,529

Media — 1.8%
AMC Networks Inc., 4.75%, 08/01/25 (Call 12/01/23)	2,353	2,146,738
Univision Communications Inc., 5.13%, 02/15/25 (Call 11/13/23)(a)	3,006	2,936,860

		5,083,598

Mining — 0.4%
Perenti Finance Pty Ltd., 6.50%, 10/07/25 (Call 12/01/23)(a)	1,195	1,167,331

Office & Business Equipment — 0.7%
Xerox Holdings Corp., 5.00%, 08/15/25 (Call 07/15/25)(a)	2,205	2,028,432

Oil & Gas — 6.1%
Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.00%, 04/15/25 (Call 12/01/23)(a)(b)	1,185	1,190,347
CrownRock LP/CrownRock Finance Inc., 5.63%, 10/15/25 (Call 12/01/23)(a)	3,363	3,331,233
CVR Energy Inc., 5.25%, 02/15/25 (Call 11/16/23)(a)	1,712	1,677,595
Laredo Petroleum Inc., 9.50%, 01/15/25 (Call 12/01/23)	1,292	1,298,063
Nabors Industries Inc., 5.75%, 02/01/25 (Call 11/01/24)	1,387	1,346,271
Neptune Energy Bondco PLC, 6.63%, 05/15/25 (Call 12/01/23)(a)	2,500	2,479,419
Range Resources Corp., 4.88%, 05/15/25 (Call 02/15/25)	2,002	1,949,291
SM Energy Co., 5.63%, 06/01/25 (Call 12/01/23)	986	963,139
Southwestern Energy Co., 5.70%, 01/23/25 (Call 10/23/24)	1,108	1,095,170
Transocean Inc., 7.25%, 11/01/25 (Call 11/14/23)(a)	1,010	984,951

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2025 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Vermilion Energy Inc., 5.63%, 03/15/25 (Call 12/01/23)(a)	$856	$834,564

		17,150,043

Oil & Gas Services — 0.8%
CSI Compressco LP/CSI Compressco Finance Inc., 7.50%, 04/01/25 (Call 12/01/23)(a)(b)	985	958,287
KCA Deutag UK Finance PLC, 9.88%, 12/01/25 (Call 11/13/23)(a)	1,260	1,265,568

		2,223,855

Packaging & Containers — 2.7%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., 5.25%, 04/30/25 (Call 12/04/23)(a)	2,060	1,985,353
Ball Corp., 5.25%, 07/01/25	2,850	2,805,815
Clearwater Paper Corp., 5.38%, 02/01/25(a)(b)	751	735,242
Owens-Brockway Glass Container Inc., 6.38%, 08/15/25(a)(b)	865	843,607
Sealed Air Corp., 5.50%, 09/15/25 (Call 06/15/25)(a)	1,116	1,086,398

		7,456,415

Pharmaceuticals — 2.4%
Bausch Health Companies Inc., 5.50%, 11/01/25 (Call 12/01/23)(a)(b)	4,925	4,262,118
Herbalife Nutrition Ltd./HLF Financing Inc., 7.88%, 09/01/25 (Call 12/01/23)(a)	1,762	1,657,739
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25 (Call 12/01/23)(a)	1,372	921,316

		6,841,173

Pipelines — 6.2%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/25 (Call 12/01/23)(a)	1,751	1,753,314
Buckeye Partners LP, 4.13%, 03/01/25 (Call 02/01/25)(a)(b)	1,375	1,311,156
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.75%, 04/01/25 (Call 12/01/23)	1,382	1,364,788
EnLink Midstream Partners LP, 4.15%, 06/01/25 (Call 03/01/25)	1,173	1,128,037
EQM Midstream Partners LP, 6.00%, 07/01/25 (Call 04/01/25)(a)	1,120	1,098,617
Genesis Energy LP/Genesis Energy Finance Corp., 6.50%, 10/01/25 (Call 12/01/23)	1,525	1,494,379
New Fortress Energy Inc., 6.75%, 09/15/25 (Call 11/21/23)(a)	3,675	3,411,225
NGL Energy Partners LP/NGL Energy Finance Corp., 6.13%, 03/01/25 (Call 12/01/23)	818	800,631
NuStar Logistics LP, 5.75%, 10/01/25 (Call 07/01/25)	1,741	1,689,535
Rockies Express Pipeline LLC, 3.60%, 05/15/25 (Call 04/15/25)(a)	1,151	1,089,210
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75%, 04/15/25 (Call 12/01/23)(b)	749	706,314
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 7.50%, 10/01/25 (Call 12/01/23)(a)(b)	1,651	1,630,639

		17,477,845

Real Estate — 0.6%
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25 (Call 12/01/23)(a)(b)	1,833	1,730,094

Real Estate Investment Trusts — 4.6%
HAT Holdings I LLC/HAT Holdings II LLC, 6.00%, 04/15/25 (Call 12/01/23)(a)(b)	1,151	1,118,608
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 10/01/25 (Call 11/16/23)(a)(b)	991	943,102

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
New Residential Investment Corp., 6.25%, 10/15/25 (Call 12/01/23)(a)	$1,524	$1,447,630
Office Properties Income Trust, 4.50%, 02/01/25 (Call 11/01/24)	1,755	1,516,393
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 7.50%, 06/01/25 (Call 12/01/23)(a)	1,894	1,878,434
Service Properties Trust
4.50%, 03/15/25 (Call 09/15/24)	1,007	940,215
7.50%, 09/15/25 (Call 06/15/25)(b)	2,350	2,283,264
Starwood Property Trust Inc., 4.75%, 03/15/25 (Call 09/15/24)	1,380	1,325,429
XHR LP, 6.38%, 08/15/25 (Call 11/13/23)(a)	1,429	1,391,868

		12,844,943

Retail — 6.1%
1011778 BC ULC/New Red Finance Inc., 5.75%, 04/15/25 (Call 12/01/23)(a)	1,504	1,491,089
Abercrombie & Fitch Management Co., 8.75%, 07/15/25 (Call 11/16/23)(a)(b)	838	850,524
Bath & Body Works Inc., 9.38%, 07/01/25(a)	903	930,371
Dave & Buster’s Inc., 7.63%, 11/01/25 (Call 12/01/23)(a)(b)	1,256	1,246,822
eG Global Finance PLC
6.75%, 02/07/25 (Call 11/13/23)(a)	1,884	1,863,099
8.50%, 10/30/25 (Call 12/01/23)(a)	1,785	1,761,466
IRB Holding Corp., 7.00%, 06/15/25 (Call 12/01/23)(a)	2,203	2,200,316
Kohl’s Corp., 4.25%, 07/17/25 (Call 04/17/25)(b)	990	927,376
Penske Automotive Group Inc., 3.50%, 09/01/25 (Call 11/13/23)(b)	1,604	1,528,409
QVC Inc., 4.45%, 02/15/25 (Call 11/15/24)	1,705	1,468,923
Sally Holdings LLC/Sally Capital Inc., 5.63%, 12/01/25 (Call 12/01/23)(b)	1,957	1,891,406
Sizzling Platter LLC/Sizzling Platter Finance Corp., 8.50%, 11/28/25 (Call 12/01/23)(a)(b)	986	981,683

		17,141,484

Semiconductors — 0.4%
ams-OSRAM AG, 7.00%, 07/31/25 (Call 12/01/23)(a)	1,255	1,228,518

Software — 2.6%
Boxer Parent Co. Inc., 7.13%, 10/02/25 (Call 12/01/23)(a)	1,750	1,727,005
PTC Inc., 3.63%, 02/15/25 (Call 12/01/23)(a)	1,434	1,384,981
Veritas U.S. Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25 (Call 12/01/23)(a)	5,167	4,230,180

		7,342,166

Telecommunications — 1.7%
CommScope Technologies LLC, 6.00%, 06/15/25 (Call 11/13/23)(a)	3,747	2,259,871
Qwest Corp., 7.25%, 09/15/25	658	630,563
ViaSat Inc., 5.63%, 09/15/25 (Call 11/13/23)(a)	2,036	1,890,117

		4,780,551

Trucking & Leasing — 0.7%
Fortress Transportation and Infrastructure Investors LLC, 6.50%, 10/01/25 (Call 12/01/23)(a)	1,893	1,878,405

Total Long-Term Investments — 95.2% (Cost: $271,476,033)		266,916,346

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2025 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 13.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(e)(f)(g)	28,047,121	$28,058,340
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(e)(f)	9,620,000	9,620,000

Total Short-Term Securities — 13.4% (Cost: $37,669,365)		37,678,340

Total Investments — 108.6% (Cost: $309,145,398)		304,594,686

Liabilities in Excess of Other Assets — (8.6)%		(24,176,190)

Net Assets — 100.0%		$280,418,496

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$11,992,444	$16,057,874	(a)	$—	$(1,127)	$9,149	$28,058,340	28,047,121	$171,423	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,080,000	7,540,000	(a)	—	—	—	9,620,000	9,620,000	146,351		—

					$(1,127)	$9,149	$37,678,340		$317,774		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$266,916,346	$—	$266,916,346
Short-Term Securities
Money Market Funds	37,678,340	—	—	37,678,340

	$37,678,340	$266,916,346	$—	$304,594,686

See notes to financial statements.

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® iBonds® 2026 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.2%
Summer BC Bidco B LLC, 5.50%, 10/31/26 (Call 12/01/23)(a)	$395	$343,774

Aerospace & Defense — 4.0%
Bombardier Inc., 7.13%, 06/15/26 (Call 12/01/23)(a)	1,113	1,071,070
F-Brasile SpA/F-Brasile U.S. LLC, Series XR, 7.38%, 08/15/26 (Call 11/13/23)(a)(b)	415	394,936
Spirit AeroSystems Inc., 3.85%, 06/15/26 (Call 03/15/26)	279	257,942
TransDigm Inc., 6.25%, 03/15/26 (Call 12/01/23)(a)	4,211	4,117,304

		5,841,252

Agriculture — 0.5%
Turning Point Brands Inc., 5.63%, 02/15/26 (Call 11/13/23)(a)	232	213,146
Vector Group Ltd., 10.50%, 11/01/26 (Call 12/01/23)(a)(b)	494	493,511

		706,657

Airlines — 5.1%
Air Canada, 3.88%, 08/15/26 (Call 02/15/26)(a)	1,085	987,721
Air Canada Pass Through Trust, Series 2020-1, Class C, 10.50%, 07/15/26(a)	295	317,160
American Airlines Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/26(a)	2,798	2,721,071
Delta Air Lines Inc., 7.38%, 01/15/26 (Call 12/15/25)(b)	795	803,042
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26 (Call 01/20/24)(a)	1,113	822,158
United Airlines Inc., 4.38%, 04/15/26 (Call 10/15/25)(a)(b)	1,855	1,725,322

		7,376,474

Apparel — 0.9%
Hanesbrands Inc., 4.88%, 05/15/26 (Call 02/15/26)(a)(b)	837	769,421
Under Armour Inc., 3.25%, 06/15/26 (Call 03/15/26)	558	507,961

		1,277,382

Auto Manufacturers — 0.3%
JB Poindexter & Co. Inc., 7.13%, 04/15/26 (Call 12/01/23)(a)	512	487,963

Auto Parts & Equipment — 1.9%
Adient Global Holdings Ltd., 4.88%, 08/15/26 (Call 12/01/23)(a)(b)	735	684,448
Clarios Global LP/Clarios U.S. Finance Co., 6.25%, 05/15/26 (Call 12/04/23)(a)(b)	834	815,594
Goodyear Tire & Rubber Co. (The), 5.00%, 05/31/26 (Call 12/01/23)	834	788,825
IHO Verwaltungs GmbH, 4.75%, 09/15/26 (Call 11/13/23), (5.50% PIK)(a)(c)	465	430,141

		2,719,008

Banks — 1.2%
Freedom Mortgage Corp., 7.63%, 05/01/26 (Call 12/01/23)(a)	466	428,876
Intesa Sanpaolo SpA, 5.71%, 01/15/26(a)	1,390	1,319,391

		1,748,267

Chemicals — 1.5%
GPD Companies Inc., 10.13%, 04/01/26 (Call 12/01/23)(a)(b)	461	417,154
INEOS Quattro Finance 2 PLC, 3.38%, 01/15/26 (Call 12/01/23)(a)	445	424,641
Mativ Holdings Inc., 6.88%, 10/01/26 (Call 12/01/23)(a)	326	293,408

Security	Par (000)	Value

Chemicals (continued)
Rayonier AM Products Inc., 7.63%, 01/15/26 (Call 01/15/24)(a)	$418	$355,000
SCIL USA Holdings LLC, Class-H, 5.38%, 11/01/26 (Call 12/01/23)(a)	705	624,000

		2,114,203

Commercial Services — 6.3%
Albion Financing 1 Sarl/Aggreko Holdings Inc., 6.13%, 10/15/26 (Call 12/01/23)(a)	525	485,693
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/26 (Call 12/01/23)(a)	1,797	1,682,307
Alta Equipment Group Inc., 5.63%, 04/15/26 (Call 12/01/23)(a)	302	270,778
Block Inc., 2.75%, 06/01/26 (Call 05/01/26)	921	829,326
Cimpress PLC, 7.00%, 06/15/26 (Call 11/16/23)	510	471,765
CoreCivic Inc., 8.25%, 04/15/26 (Call 04/15/24)	597	606,913
CPI CG Inc., 8.63%, 03/15/26 (Call 12/01/23)(a)	258	246,937
Graham Holdings Co., 5.75%, 06/01/26 (Call 11/13/23)(a)	373	359,238
Hertz Corp. (The), 4.63%, 12/01/26 (Call 12/01/23)(a)(b)	463	390,792
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer Inc., 5.00%, 02/01/26 (Call 12/01/23)(a)	370	354,030
Prime Security Services Borrower LLC/Prime Finance Inc., 5.75%, 04/15/26(a)	1,284	1,246,185
Shift4 Payments LLC/Shift4 Payments Finance Sub Inc., 4.63%, 11/01/26 (Call 12/01/23)(a)	419	386,958
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 12/01/23)(a)	1,058	1,050,713
WASH Multifamily Acquisition Inc., 5.75%, 04/15/26 (Call 12/01/23)(a)	786	727,195

		9,108,830

Computers — 0.8%
Vericast Corp., 11.00%, 09/15/26 (Call 12/01/23)(a)	1,149	1,213,964

Cosmetics & Personal Care — 0.8%
Coty Inc.
5.00%, 04/15/26 (Call 12/01/23)(a)(b)	833	797,917
6.50%, 04/15/26 (Call 12/01/23)(a)	439	432,985

		1,230,902

Distribution & Wholesale — 0.0%
Wesco Aircraft Holdings Inc., 9.00%, 11/15/26 (Call 12/01/23)(a)	75	6,666

Diversified Financial Services — 4.1%
Brightsphere Investment Group Inc., 4.80%, 07/27/26	260	236,318
Credit Acceptance Corp., 6.63%, 03/15/26 (Call 11/13/23)(b)	372	354,074
GGAM Finance Ltd., 7.75%, 05/15/26 (Call 11/15/25)(a)	370	367,225
goeasy Ltd., 4.38%, 05/01/26 (Call 11/14/23)(a)(b)	300	271,519
Home Point Capital Inc., 5.00%, 02/01/26 (Call 12/01/23)(a)(b)	468	434,070
Jefferson Capital Holdings LLC, 6.00%, 08/15/26 (Call 12/01/23)(a)	276	241,394
LFS Topco LLC, 5.88%, 10/15/26 (Call 12/01/23)(a)(b)	278	234,971
Navient Corp., 6.75%, 06/15/26	464	440,550
OneMain Finance Corp., 7.13%, 03/15/26	1,485	1,443,143
PHH Mortgage Corp., 7.88%, 03/15/26 (Call 12/01/23)(a)	348	301,198
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., 2.88%, 10/15/26 (Call 12/01/23)(a)	1,047	912,230
SLM Corp., 3.13%, 11/02/26 (Call 10/02/26)	464	405,424

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2026 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
World Acceptance Corp., 7.00%, 11/01/26 (Call 12/01/23)(a)(b)	$265	$216,141

		5,858,257

Electric — 1.6%
Calpine Corp., 5.25%, 06/01/26 (Call 12/01/23)(a)	389	374,803
FirstEnergy Corp., Series A, 1.60%, 01/15/26 (Call 12/15/25)	280	251,652
NextEra Energy Operating Partners LP, 3.88%, 10/15/26 (Call 07/15/26)(a)	466	423,837
Terraform Global Operating LP, 6.13%, 03/01/26 (Call 12/01/23)(a)	331	318,802
Vistra Operations Co. LLC, 5.50%, 09/01/26 (Call 11/13/23)(a)	929	885,675

		2,254,769

Energy - Alternate Sources — 0.6%
Enviva Partners LP/Enviva Partners Finance Corp., 6.50%, 01/15/26 (Call 12/01/23)(a)(b)	715	502,437
Sunnova Energy Corp., 5.88%, 09/01/26 (Call 12/01/23)(a)(b)	372	301,073

		803,510

Engineering & Construction — 0.4%
Brundage-Bone Concrete Pumping Holdings Inc., 6.00%, 02/01/26 (Call 12/01/23)(a)	346	327,050
INNOVATE Corp., 8.50%, 02/01/26 (Call 11/13/23)(a)	308	237,096

		564,146

Entertainment — 3.3%
AMC Entertainment Holdings Inc., 10.00%, 06/15/26 (Call 11/13/23)(a)(b)	1,330	1,005,464
CCM Merger Inc., 6.38%, 05/01/26 (Call 12/01/23)(a)	256	242,814
Cinemark USA Inc., 5.88%, 03/15/26 (Call 12/01/23)(a)(b)	380	362,237
Empire Resorts Inc., 7.75%, 11/01/26 (Call 12/01/23)(a)	280	228,339
Golden Entertainment Inc., 7.63%, 04/15/26 (Call 12/01/23)(a)(b)	311	311,904
International Game Technology PLC, 4.13%, 04/15/26 (Call 12/01/23)(a)	695	654,840
Live Nation Entertainment Inc., 5.63%, 03/15/26 (Call 12/01/23)(a)	277	266,075
Merlin Entertainments Ltd., 5.75%, 06/15/26 (Call 03/17/26)(a)	370	349,558
Mohegan Gaming & Entertainment, 8.00%, 02/01/26 (Call 12/01/23)(a)	1,090	1,001,417
Raptor Acquisition Corp./Raptor Co-Issuer LLC, 4.88%, 11/01/26 (Call 11/13/23)(a)	327	304,374

		4,727,022

Environmental Control — 0.6%
GFL Environmental Inc., 5.13%, 12/15/26 (Call 12/01/23)(a)	464	441,553
Waste Pro USA Inc., 5.50%, 02/15/26 (Call 12/01/23)(a)	465	428,277

		869,830

Food — 1.1%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC
3.25%, 03/15/26 (Call 12/01/23)(a)	694	641,692
7.50%, 03/15/26 (Call 12/01/23)(a)	553	561,874
Sigma Holdco BV, 7.88%, 05/15/26 (Call 11/13/23)(a)(b)	450	377,740

		1,581,306

Forest Products & Paper — 0.2%
Mercer International Inc., 5.50%, 01/15/26 (Call 12/01/23)	278	259,393

Security	Par (000)	Value

Gas — 0.4%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.88%, 08/20/26 (Call 05/20/26)	$627	$587,840

Health Care - Services — 5.4%
CHS/Community Health Systems Inc., 8.00%, 03/15/26 (Call 12/01/23)(a)(b)	1,950	1,783,754
Heartland Dental LLC/Heartland Dental Finance Corp., 8.50%, 05/01/26 (Call 12/01/23)(a)	286	262,291
IQVIA Inc., 5.00%, 10/15/26 (Call 12/01/23)(a)	965	920,077
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., 9.75%, 12/01/26 (Call 12/01/23)(a)(b)	1,223	1,151,722
Select Medical Corp., 6.25%, 08/15/26 (Call 12/01/23)(a)(b)	1,183	1,150,890
Tenet Healthcare Corp., 4.88%, 01/01/26 (Call 11/16/23)	1,997	1,915,859
U.S. Acute Care Solutions LLC, 6.38%, 03/01/26 (Call 12/01/23)(a)	670	572,406

		7,756,999

Holding Companies - Diversified — 0.7%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 05/15/26 (Call 12/01/23)	1,182	1,081,537

Home Builders — 0.2%
Forestar Group Inc., 3.85%, 05/15/26 (Call 12/01/23)(a)	372	332,567

Housewares — 1.4%
Newell Brands Inc., 5.20%, 04/01/26 (Call 01/01/26)(b)	1,915	1,806,901
Scotts Miracle-Gro Co. (The), 5.25%, 12/15/26 (Call 11/16/23)(b)	234	217,323

		2,024,224

Insurance — 1.3%
Acrisure LLC/Acrisure Finance Inc., 10.13%, 08/01/26 (Call 12/01/23)(a)(b)	374	376,509
Hub International Ltd., 7.00%, 05/01/26 (Call 11/13/23)(a)	1,597	1,556,082

		1,932,591

Internet — 1.7%
Cogent Communications Group Inc., 3.50%, 05/01/26 (Call 02/01/26)(a)	464	422,949
Millennium Escrow Corp., 6.63%, 08/01/26 (Call 12/01/23)(a)	729	541,580
Uber Technologies Inc., 8.00%, 11/01/26 (Call 12/01/23)(a)	1,425	1,435,721

		2,400,250

Iron & Steel — 0.9%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 07/15/26 (Call 12/01/23)(a)	532	511,961
Cleveland-Cliffs Inc., 6.75%, 03/15/26 (Call 12/01/23)(a)	771	768,010

		1,279,971

Leisure Time — 3.5%
Carnival Corp., 7.63%, 03/01/26 (Call 03/01/24)(a)(b)	1,262	1,226,028
Life Time Inc.
5.75%, 01/15/26 (Call 12/01/23)(a)	857	830,449
8.00%, 04/15/26 (Call 12/01/23)(a)(b)	438	427,531
NCL Corp. Ltd., 5.88%, 03/15/26 (Call 12/15/25)(a)	1,358	1,221,010
Royal Caribbean Cruises Ltd.
4.25%, 07/01/26 (Call 01/01/26)(a)	604	555,806
5.50%, 08/31/26 (Call 02/28/26)(a)	922	871,488

		5,132,312

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2026 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Lodging — 2.8%
Genting New York LLC, 3.30%, 02/15/26 (Call 01/15/26)(a)	$430	$384,698
Las Vegas Sands Corp., 3.50%, 08/18/26 (Call 06/18/26)	926	851,857
Melco Resorts Finance Ltd., 5.25%, 04/26/26 (Call 11/30/23)(d)	410	376,154
MGM China Holdings Ltd., 5.88%, 05/15/26 (Call 11/14/23)(a)(b)	615	589,872
MGM Resorts International, 4.63%, 09/01/26 (Call 06/01/26)	371	344,536
Travel + Leisure Co., 6.63%, 07/31/26 (Call 04/30/26)(a)	603	586,957
Wynn Macau Ltd., 5.50%, 01/15/26 (Call 12/01/23)(a)	1,020	944,676

		4,078,750

Machinery — 0.6%
Manitowoc Co. Inc. (The), 9.00%, 04/01/26 (Call 11/16/23)(a)(b)	279	274,403
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26 (Call 12/01/23)(a)	602	564,108

		838,511

Manufacturing — 1.5%
EnPro Industries Inc., 5.75%, 10/15/26 (Call 12/01/23)	327	311,712
FXI Holdings Inc.
12.25%, 11/15/26 (Call 11/16/23)(a)	435	361,446
12.25%, 11/15/26 (Call 12/01/23)(a)	705	586,055
Gates Global LLC/Gates Corp., 6.25%, 01/15/26 (Call 12/01/23)(a)(b)	525	513,051
Hillenbrand Inc., 5.00%, 09/15/26 (Call 07/15/26)	353	340,091

		2,112,355

Media — 5.9%
Beasley Mezzanine Holdings LLC, 8.63%, 02/01/26 (Call 12/01/23)(a)	265	174,884
CCO Holdings LLC/CCO Holdings Capital Corp., 5.50%, 05/01/26 (Call 12/01/23)(a)(b)	697	666,880
Cumulus Media New Holdings Inc., 6.75%, 07/01/26 (Call 12/01/23)(a)(b)	323	234,449
DISH DBS Corp.
5.25%, 12/01/26 (Call 06/01/26)(a)	2,628	2,123,133
7.75%, 07/01/26	1,907	1,276,761
Gannett Holdings LLC, 6.00%, 11/01/26 (Call 12/01/23)(a)(b)	281	235,255
Gray Television Inc., 5.88%, 07/15/26 (Call 12/01/23)(a)(b)	651	579,945
iHeartCommunications Inc., 6.38%, 05/01/26 (Call 11/16/23)(b)	740	603,053
Radiate Holdco LLC/Radiate Finance Inc., 4.50%, 09/15/26 (Call 12/01/23)(a)(b)	833	638,645
Sirius XM Radio Inc., 3.13%, 09/01/26 (Call 12/01/23)(a)(b)	918	823,869
Spanish Broadcasting System Inc., 9.75%, 03/01/26 (Call 11/13/23)(a)	285	176,785
TEGNA Inc., 4.75%, 03/15/26 (Call 12/01/23)(a)	510	478,293
Townsquare Media Inc., 6.88%, 02/01/26 (Call 12/01/23)(a)(b)	481	447,595

		8,459,547

Mining — 1.4%
Constellium SE, 5.88%, 02/15/26 (Call 12/01/23)(a)	230	221,926
Hudbay Minerals Inc., 4.50%, 04/01/26 (Call 11/10/23)(d)	570	529,649
JW Aluminum Continuous Cast Co., 10.25%, 06/01/26 (Call 11/16/23)(a)	284	282,698
Novelis Corp., 3.25%, 11/15/26 (Call 12/01/23)(a)	678	604,322

Security	Par (000)	Value

Mining (continued)
Taseko Mines Ltd., 7.00%, 02/15/26 (Call 12/01/23)(a)(b)	$369	$336,525

		1,975,120

Oil & Gas — 8.4%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26 (Call 12/01/23)(a)	694	689,472
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, 11/01/26 (Call 12/01/23)(a)	557	538,282
Berry Petroleum Co. LLC, 7.00%, 02/15/26 (Call 12/01/23)(a)	374	359,046
California Resources Corp., 7.13%, 02/01/26 (Call 12/01/23)(a)(b)	556	558,052
Callon Petroleum Co., 6.38%, 07/01/26 (Call 12/01/23)	299	291,613
Chesapeake Energy Corp., 5.50%, 02/01/26 (Call 12/01/23)(a)	464	450,535
Civitas Resources Inc., 5.00%, 10/15/26 (Call 12/01/23)(a)	374	349,780
Gulfport Energy Corp., 8.00%, 05/17/26 (Call 05/17/24)	470	469,787
Harbour Energy PLC, 5.50%, 10/15/26
(Call 12/01/23)(a)	465	432,923
Independence Energy Finance LLC, 7.25%, 05/01/26 (Call 12/01/23)(a)	650	628,778
Ithaca Energy North Sea PLC, 9.00%, 07/15/26 (Call 12/01/23)(a)	580	557,557
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26
(Call 11/13/23)(a)	372	355,649
Matador Resources Co., 5.88%, 09/15/26
(Call 11/16/23)(b)	647	624,727
Moss Creek Resources Holdings Inc., 7.50%,
01/15/26 (Call 12/01/23)(a)	628	600,885
Nabors Industries Ltd., 7.25%, 01/15/26
(Call 12/01/23)(a)	530	496,585
Oasis Petroleum Inc., 6.38%, 06/01/26
(Call 12/01/23)(a)	372	365,818
PDC Energy Inc., 5.75%, 05/15/26 (Call 12/01/23)	446	444,372
Permian Resources Operating LLC
5.38%, 01/15/26 (Call 12/01/23)(a)(b)	266	255,600
7.75%, 02/15/26 (Call 02/15/24)(a)	279	279,029
Petrofac Ltd., 9.75%, 11/15/26 (Call 12/01/23)(a)	555	377,383
Precision Drilling Corp., 7.13%, 01/15/26
(Call 11/16/23)(a)(b)	324	319,538
Puma International Financing SA, 5.00%, 01/24/26
(Call 11/13/23)(a)	600	540,026
SM Energy Co., 6.75%, 09/15/26 (Call 12/01/23)	388	381,006
Strathcona Resources Ltd., 6.88%, 08/01/26
(Call 12/01/23)(a)	461	428,697
Talos Production Inc., 12.00%, 01/15/26
(Call 11/16/23)	588	610,750
Transocean Inc., 7.50%, 01/15/26 (Call 11/14/23)(a)	530	508,916
W&T Offshore Inc., 11.75%, 02/01/26
(Call 08/01/24)(a)	255	263,581

		12,178,387

Oil & Gas Services — 0.6%
USA Compression Partners LP/USA Compression
Finance Corp., 6.88%, 04/01/26 (Call 12/01/23)	672	655,073
Welltec International ApS, 8.25%, 10/15/26
(Call 11/13/23)(a)	272	274,917

		929,990

Packaging & Containers — 5.1%
Ardagh Packaging Finance PLC/Ardagh Holdings
USA Inc., 4.13%, 08/15/26 (Call 11/13/23)(a)	1,125	992,947

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2026 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Packaging & Containers (continued)
Ball Corp., 4.88%, 03/15/26 (Call 12/15/25)	$696	$670,489
Berry Global Inc., 4.50%, 02/15/26 (Call 12/01/23)(a)(b)	278	262,103
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)	372	351,629
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 12/01/23)	811	782,364
Crown Cork & Seal Co. Inc., 7.38%, 12/15/26(b)	323	327,836
LABL Inc., 6.75%, 07/15/26 (Call 11/13/23)(a)	651	599,881
Mauser Packaging Solutions Holding Co., 7.88%, 08/15/26 (Call 08/15/24)(a)	2,630	2,464,064
Trivium Packaging Finance BV, 5.50%, 08/15/26 (Call 12/01/23)(a)	965	875,826

		7,327,139

Pharmaceuticals — 0.7%
Perrigo Finance Unlimited Co., 4.38%, 03/15/26 (Call 12/15/25)	650	610,304
PRA Health Sciences Inc., 2.88%, 07/15/26 (Call 12/01/23)(a)	465	426,995

		1,037,299

Pipelines — 5.9%
Antero Midstream Partners LP/Antero Midstream Finance Corp., 7.88%, 05/15/26 (Call 11/16/23)(a)	509	513,732
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.63%, 07/15/26 (Call 12/01/23)(a)	280	272,489
Buckeye Partners LP, 3.95%, 12/01/26 (Call 09/01/26)	553	504,301
EnLink Midstream Partners LP, 4.85%, 07/15/26 (Call 04/15/26)	453	426,995
EQM Midstream Partners LP, 4.13%, 12/01/26 (Call 09/01/26)	465	431,905
Genesis Energy LP/Genesis Energy Finance Corp., 6.25%, 05/15/26 (Call 12/01/23)(b)	314	299,521
Hess Midstream Operations LP, 5.63%, 02/15/26 (Call 12/01/23)(a)	735	716,136
New Fortress Energy Inc., 6.50%, 09/30/26 (Call 12/01/23)(a)	1,428	1,278,344
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26 (Call 12/01/23)(a)	1,953	1,906,952
NGL Energy Partners LP/NGL Energy Finance Corp., 7.50%, 04/15/26 (Call 12/01/23)	295	280,501
Northriver Midstream Finance LP, 5.63%, 02/15/26 (Call 12/01/23)(a)	486	461,198
NuStar Logistics LP, 6.00%, 06/01/26 (Call 03/01/26)	456	441,458
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 9.00%, 10/15/26 (Call 12/01/23)(a)(e)	730	700,832
TransMontaigne Partners LP/TLP Finance Corp., 6.13%, 02/15/26 (Call 11/16/23)	276	236,581

		8,470,945

Real Estate Investment Trusts — 2.5%
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26 (Call 11/13/23)(a)	877	803,380
HAT Holdings I LLC/HAT Holdings II LLC, 3.38%, 06/15/26 (Call 03/15/26)(a)(b)	959	844,627
MPT Operating Partnership LP/MPT Finance Corp., 5.25%, 08/01/26 (Call 12/01/23)(b)	464	400,173
Office Properties Income Trust, 2.65%, 06/15/26 (Call 05/15/26)(b)	280	184,414
RLJ Lodging Trust LP, 3.75%, 07/01/26 (Call 12/01/23)(a)	464	418,717
Service Properties Trust 4.75%, 10/01/26 (Call 08/01/26)	416	353,519

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
5.25%, 02/15/26 (Call 08/15/25)(b)	$325	$290,826
Starwood Property Trust Inc., 3.63%, 07/15/26 (Call 01/15/26)(a)(b)	373	329,095

		3,624,751

Retail — 4.3%
Advance Auto Parts Inc., 5.90%, 03/09/26	260	252,368
Beacon Roofing Supply Inc., 4.50%, 11/15/26 (Call 12/01/23)(a)	276	257,517
CEC Entertainment LLC, 6.75%, 05/01/26 (Call 12/01/23)(a)	604	565,014
Ferrellgas LP/Ferrellgas Finance Corp., 5.38%, 04/01/26 (Call 12/01/23)(a)	604	565,756
Guitar Center Inc., 8.50%, 01/15/26 (Call 11/13/23)(a)(b)	512	431,587
LSF9 Atlantis Holdings LLC/Victra Finance Corp., 7.75%, 02/15/26 (Call 12/01/23)(a)(b)	762	689,628
NMG Holding Co. Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26 (Call 12/01/23)(a)	1,022	955,779
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26 (Call 12/01/23)(a)	674	629,317
Staples Inc., 7.50%, 04/15/26 (Call 12/01/23)(a)	1,906	1,553,165
White Cap Parent LLC, 8.25%, 03/15/26 (Call 12/01/23), (9.00% PIK)(a)(b)(c)	278	264,266

		6,164,397

Software — 1.3%
ACI Worldwide Inc., 5.75%, 08/15/26 (Call 12/01/23)(a)	374	357,982
Boxer Parent Co. Inc., 9.13%, 03/01/26 (Call 11/13/23)(a)	326	323,904
Camelot Finance SA, 4.50%, 11/01/26
(Call 12/01/23)(a)	647	600,165
Consensus Cloud Solutions Inc., 6.00%, 10/15/26 (Call 12/01/23)(a)(b)	281	260,580
Fair Isaac Corp., 5.25%, 05/15/26 (Call 02/15/26)(a)	371	357,683

		1,900,314

Telecommunications — 3.6%
CommScope Inc., 6.00%, 03/01/26 (Call 12/01/23)(a)	1,391	1,168,576
Connect Finco Sarl/Connect U.S. Finco LLC, 6.75%, 10/01/26 (Call 11/13/23)(a)	1,890	1,759,345
Hughes Satellite Systems Corp.
5.25%, 08/01/26	684	615,044
6.63%, 08/01/26(b)	693	588,456
Iliad Holding SASU, 6.50%, 10/15/26
(Call 11/13/23)(a)	1,085	1,012,727

		5,144,148

Trucking & Leasing — 0.4%
NAC Aviation 29 DAC, 4.75%, 06/30/26
(Call 11/06/23)(b)	616	566,948

Water — 0.2%
Solaris Midstream Holdings LLC, 7.63%, 04/01/26 (Call 12/01/23)(a)	371	354,597

Total Long-Term Investments — 96.1% (Cost: $142,246,086)		138,785,064

	Shares

Short-Term Securities

Money Market Funds — 15.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(f)(g)(h)	21,432,194	21,440,767

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2026 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(f)(g)	1,130,000	$1,130,000

Total Short-Term Securities — 15.6% (Cost: $22,565,589)		22,570,767

Total Investments — 111.7% (Cost: $164,811,675)		161,355,831

Liabilities in Excess of Other Assets — (11.7)%		(16,873,444)

Net Assets — 100.0%		$144,482,387

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$6,533,406	$14,903,775	(a)	$—	$(1,970)	$5,556	$21,440,767	21,432,194	$89,068	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	490,000	640,000	(a)	—	—	—	1,130,000	1,130,000	25,405		—

					$(1,970)	$5,556	$22,570,767		$114,473		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$138,785,064	$—	$138,785,064
Short-Term Securities
Money Market Funds	22,570,767	—	—	22,570,767

	$22,570,767	$138,785,064	$—	$161,355,831

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments October 31, 2023	iShares® iBonds® 2027 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 1.5%
Clear Channel Outdoor Holdings Inc., 5.13%, 08/15/27 (Call 12/01/23)(a)(b)	$400	$355,359
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27 (Call 11/13/23)(a)	204	181,737
Terrier Media Buyer Inc., 8.88%, 12/15/27
(Call 11/13/23)(a)	305	237,051

		774,147

Aerospace & Defense — 3.9%
Bombardier Inc., 7.88%, 04/15/27 (Call 12/01/23)(a)	564	543,053
Howmet Aerospace Inc., 5.90%, 02/01/27	186	183,469
Moog Inc., 4.25%, 12/15/27 (Call 12/01/23)(a)	165	149,313
Rolls-Royce PLC, 5.75%, 10/15/27 (Call 07/15/27)(a)	303	287,202
TransDigm Inc.
5.50%, 11/15/27 (Call 12/01/23)	792	737,971
7.50%, 03/15/27 (Call 12/01/23)	155	154,755

		2,055,763

Agriculture — 0.3%
Darling Ingredients Inc., 5.25%, 04/15/27
(Call 11/13/23)(a)	164	156,101

Airlines — 0.5%
Allegiant Travel Co., 7.25%, 08/15/27 (Call 08/15/24)(a)	160	145,455
VistaJet Malta Finance PLC/Vista Management Holding Inc., 7.88%, 05/01/27 (Call 05/01/24)(a)(b)	171	131,646

		277,101

Apparel — 0.3%
William Carter Co. (The), 5.63%, 03/15/27
(Call 12/01/23)(a)	151	144,197

Auto Manufacturers — 0.5%
Allison Transmission Inc., 4.75%, 10/01/27 (Call 11/13/23)(a)	125	114,270
Jaguar Land Rover Automotive PLC, 4.50%, 10/01/27 (Call 07/01/27)(a)	151	130,312

		244,582

Auto Parts & Equipment — 2.5%
American Axle & Manufacturing Inc., 6.50%, 04/01/27 (Call 12/01/23)(b)	151	142,428
Clarios Global LP/Clarios U.S. Finance Co., 8.50%, 05/15/27 (Call 12/04/23)(a)(b)	623	613,827
Cooper-Standard Automotive Inc., 5.63%, 05/15/27 (Call 01/31/25), (10.63% PIK)(a)(c)	130	86,968
Dana Inc., 5.38%, 11/15/27 (Call 11/13/23)	126	115,869
Goodyear Tire & Rubber Co. (The), 4.88%, 03/15/27 (Call 12/15/26)(b)	227	208,860
IHO Verwaltungs GmbH, 6.00%, 05/15/27
(Call 11/13/23), (6.75% PIK)(a)(c)	139	129,536

		1,297,488

Banks — 0.3%
Freedom Mortgage Corp., 6.63%, 01/15/27
(Call 01/15/24)	159	137,583

Building Materials — 1.1%
Eco Material Technologies Inc., 7.88%, 01/31/27
(Call 01/31/24)(a)	155	147,120
Jeld-Wen Inc., 4.88%, 12/15/27 (Call 12/01/23)(a)(b)	126	107,387
Standard Industries Inc./NJ, 5.00%, 02/15/27
(Call 12/01/23)(a)	250	231,180
Summit Materials LLC/Summit Materials Finance Corp., 6.50%, 03/15/27 (Call 11/13/23)(a)	100	97,472

		583,159

Security	Par (000)	Value

Chemicals — 2.5%
Cerdia Finanz GmbH, 10.50%, 02/15/27
(Call 02/15/24)(a)	$185	$182,135
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27 (Call 12/04/23)(a)	161	148,274
Cheever Escrow Issuer LLC, 7.13%, 10/01/27 (Call 10/01/24)(a)	110	102,031
Chemours Co. (The), 5.38%, 05/15/27 (Call 02/15/27)(b)	151	136,814
HB Fuller Co., 4.00%, 02/15/27 (Call 11/15/26)	101	91,712
Methanex Corp., 5.13%, 10/15/27 (Call 04/15/27)	217	198,159
Olin Corp., 5.13%, 09/15/27 (Call 12/01/23)	155	143,063
SPCM SA, 3.13%, 03/15/27 (Call 03/15/24)(a)	114	100,704
WR Grace Holdings LLC, 4.88%, 06/15/27
(Call 12/01/23)(a)	239	214,993

		1,317,885

Commercial Services — 6.4%
Albion Financing 2 Sarl, 8.75%, 04/15/27
(Call 12/01/23)(a)	139	127,205
Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 07/15/27 (Call 12/01/23)(a)	336	292,622
AMN Healthcare Inc., 4.63%, 10/01/27 (Call 12/01/23)(a)	151	135,426
APX Group Inc., 6.75%, 02/15/27 (Call 12/01/23)(a)	201	194,159
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
5.75%, 07/15/27 (Call 11/13/23)(a)	123	112,907
5.75%, 07/15/27 (Call 12/01/23)(a)	114	104,184
Brink’s Co. (The), 4.63%, 10/15/27 (Call 12/01/23)(a)	187	169,441
CoreCivic Inc., 4.75%, 10/15/27 (Call 07/15/27)	88	76,434
Garda World Security Corp.
4.63%, 02/15/27 (Call 12/01/23)(a)	163	145,472
9.50%, 11/01/27 (Call 12/01/23)(a)	202	183,519
Herc Holdings Inc., 5.50%, 07/15/27 (Call 12/01/23)(a)	364	342,485
Korn Ferry, 4.63%, 12/15/27 (Call 12/01/23)(a)	125	114,091
Prime Security Services Borrower LLC/Prime Finance Inc., 3.38%, 08/31/27 (Call 08/31/26)(a)	328	290,042
Sabre GLBL Inc., 11.25%, 12/15/27 (Call 06/15/25)(a)	170	151,282
Sabre Global Inc., 8.63%, 06/01/27 (Call 03/01/25)(a)	255	212,086
Service Corp. International/U.S., 4.63%, 12/15/27
(Call 12/01/23)	175	162,173
Sotheby’s, 7.38%, 10/15/27 (Call 11/13/23)(a)	227	202,752
United Rentals North America Inc.
3.88%, 11/15/27 (Call 11/13/23)	225	206,965
5.50%, 05/15/27 (Call 12/01/23)	159	153,463

		3,376,708

Computers — 0.8%
Presidio Holdings Inc., 4.88%, 02/01/27
(Call 12/01/23)(a)	155	141,665
Seagate HDD Cayman, 4.88%, 06/01/27 (Call 03/01/27)	165	154,998
Unisys Corp., 6.88%, 11/01/27 (Call 12/01/23)(a)	145	107,066

		403,729

Distribution & Wholesale — 0.3%
BCPE Empire Holdings Inc., 7.63%, 05/01/27
(Call 12/01/23)(a)	200	183,287

Diversified Financial Services — 2.3%
Advisor Group Holdings Inc., 10.75%, 08/01/27
(Call 12/01/23)(a)(b)	110	109,410
AG TTMT Escrow Issuer LLC, 8.63%, 09/30/27
(Call 09/30/24)(a)	156	156,673
Castlelake Aviation Finance DAC, 5.00%, 04/15/27
(Call 04/15/24)(a)	129	113,821
Nationstar Mortgage Holdings Inc., 6.00%, 01/15/27
(Call 12/01/23)(a)	182	169,390
Navient Corp., 5.00%, 03/15/27 (Call 09/15/26)	222	195,472

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2027 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
OneMain Finance Corp., 3.50%, 01/15/27 (Call 01/15/24)	$235	$198,940
Oxford Finance LLC/Oxford Finance Co-Issuer II Inc., 6.38%, 02/01/27 (Call 02/01/24)(a)	126	114,857
United Wholesale Mortgage LLC, 5.75%, 06/15/27 (Call 06/15/24)(a)	151	137,620

		1,196,183

Electric — 2.7%
FirstEnergy Corp., Series B, 4.15%, 07/15/27 (Call 04/15/27)	449	415,906
NextEra Energy Operating Partners LP, 4.50%, 09/15/27 (Call 06/15/27)(a)(b)	179	160,477
NRG Energy Inc., 6.63%, 01/15/27 (Call 11/16/23)	121	117,606
Vistra Operations Co. LLC
5.00%, 07/31/27 (Call 11/13/23)(a)	425	389,917
5.63%, 02/15/27 (Call 11/13/23)(a)	379	356,683

		1,440,589

Electrical Components & Equipment — 0.2%
EnerSys, 4.38%, 12/15/27 (Call 09/15/27)(a)	96	85,917

Engineering & Construction — 0.5%
AECOM, 5.13%, 03/15/27 (Call 12/15/26)	312	294,200

Entertainment — 4.8%
Affinity Gaming, 6.88%, 12/15/27 (Call 12/01/23)(a)	173	141,141
Caesars Entertainment Inc., 8.13%, 07/01/27 (Call 12/01/23)(a)(b)	510	505,062
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.38%, 04/15/27 (Call 12/01/23)	151	139,840
Churchill Downs Inc., 5.50%, 04/01/27 (Call 12/01/23)(a)	187	175,822
International Game Technology PLC, 6.25%, 01/15/27 (Call 07/15/26)(a)	238	231,917
Live Nation Entertainment Inc.
4.75%, 10/15/27 (Call 12/01/23)(a)(b)	285	260,566
6.50%, 05/15/27 (Call 12/01/23)(a)	354	345,503
Mohegan Tribal Gaming Authority, 13.25%, 12/15/27 (Call 11/16/23)(a)	140	147,741
Motion Bondco DAC, 6.63%, 11/15/27 (Call 12/01/23)(a)(b)	128	114,549
Odeon Finco PLC, 12.75%, 11/01/27 (Call 11/01/24)(a)	126	126,284
Penn Entertainment Inc., 5.63%, 01/15/27 (Call 12/01/23)(a)	126	115,265
Six Flags Entertainment Corp., 5.50%, 04/15/27 (Call 12/01/23)(a)	151	137,440
Speedway Motorsports LLC/Speedway Funding II Inc., 4.88%, 11/01/27 (Call 12/01/23)(a)	114	101,923

		2,543,053

Environmental Control — 0.5%
Clean Harbors Inc., 4.88%, 07/15/27 (Call 12/01/23)(a)	175	163,329
Enviri Corp., 5.75%, 07/31/27 (Call 12/01/23)(a)	143	121,151

		284,480

Food — 1.8%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC, 4.63%, 01/15/27 (Call 12/01/23)(a)	401	376,435
B&G Foods Inc., 5.25%, 09/15/27 (Call 12/01/23)	174	143,206
Performance Food Group Inc., 5.50%, 10/15/27 (Call 12/01/23)(a)	332	310,648
Post Holdings Inc., 5.75%, 03/01/27 (Call 11/16/23)(a)	140	133,558

		963,847

Security	Par (000)	Value

Gas — 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.75%, 05/20/27 (Call 02/20/27)	$155	$142,405

Health Care - Products — 0.3%
Teleflex Inc., 4.63%, 11/15/27 (Call 11/16/23)	165	151,510

Health Care - Services — 4.3%
Catalent Pharma Solutions Inc., 5.00%, 07/15/27 (Call 12/01/23)(a)	151	134,892
CHS/Community Health Systems Inc.
5.63%, 03/15/27 (Call 12/15/23)(a)	596	486,905
8.00%, 12/15/27 (Call 11/16/23)(a)	227	192,842
IQVIA Inc., 5.00%, 05/15/27 (Call 12/01/23)(a)	340	320,544
Legacy LifePoint Health LLC, 4.38%, 02/15/27 (Call 12/01/23)(a)(b)	202	166,990
Surgery Center Holdings Inc., 10.00%, 04/15/27 (Call 12/01/23)(a)	105	105,170
Tenet Healthcare Corp.
5.13%, 11/01/27 (Call 11/16/23)	449	414,848
6.25%, 02/01/27 (Call 11/16/23)	489	469,753

		2,291,944

Holding Companies - Diversified — 0.7%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.25%, 05/15/27 (Call 11/15/26)	435	372,558

Home Builders — 1.7%
Beazer Homes USA Inc., 5.88%, 10/15/27 (Call 11/16/23)(b)	110	98,238
Brookfield Residential Properties Inc./Brookfield Residential U.S. LLC, 6.25%, 09/15/27 (Call 12/01/23)(a)	182	159,210
Century Communities Inc., 6.75%, 06/01/27 (Call 12/01/23)	151	145,707
KB Home, 6.88%, 06/15/27 (Call 12/15/26)	90	89,333
Mattamy Group Corp., 5.25%, 12/15/27 (Call 12/01/23)(a)(b)	151	135,998
Meritage Homes Corp., 5.13%, 06/06/27 (Call 12/06/26)	64	60,623
Taylor Morrison Communities Inc., 5.88%, 06/15/27 (Call 03/15/27)(a)	151	141,560
Tri Pointe Homes Inc., 5.25%, 06/01/27 (Call 12/01/26)	85	77,671

		908,340

Housewares — 0.3%
Newell Brands Inc., 6.38%, 09/15/27 (Call 06/15/27)(b)	155	145,170

Insurance — 1.3%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
4.25%, 10/15/27 (Call 12/01/23)(a)	220	193,353
6.75%, 10/15/27 (Call 12/01/23)(a)	404	368,602
GTCR AP Finance Inc., 8.00%, 05/15/27 (Call 12/01/23)(a)(b)	157	152,678

		714,633

Internet — 2.8%
Cablevision Lightpath LLC, 3.88%, 09/15/27 (Call 11/13/23)(a)	139	113,389
Cogent Communications Group Inc., 7.00%, 06/15/27 (Call 06/15/24)(a)	139	132,897
Getty Images Inc., 9.75%, 03/01/27 (Call 11/16/23)(a)(b)	90	88,906
Go Daddy Operating Co. LLC/GD Finance Co. Inc., 5.25%, 12/01/27 (Call 12/01/23)(a)	200	188,793
GrubHub Holdings Inc., 5.50%, 07/01/27 (Call 11/13/23)(a)	100	73,775
Match Group Holdings II LLC, 5.00%, 12/15/27 (Call 12/01/23)(a)	139	128,335

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2027 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
Northwest Fiber LLC/Northwest Fiber Finance Sub Inc., 4.75%, 04/30/27 (Call 12/01/23)(a)	$114	$101,972
NortonLifeLock Inc., 6.75%, 09/30/27 (Call 09/30/24)(a)	278	270,865
Uber Technologies Inc., 7.50%, 09/15/27 (Call 11/21/23)(a)	365	366,023

		1,464,955

Iron & Steel — 1.3%
Allegheny Technologies Inc., 5.88%, 12/01/27 (Call 12/01/23)	115	106,841
Cleveland-Cliffs Inc., 5.88%, 06/01/27 (Call 12/01/23)	180	171,684
Mineral Resources Ltd.
8.00%, 11/01/27 (Call 11/01/24)(a)	190	184,141
8.13%, 05/01/27 (Call 12/01/23)(a)	212	205,951

		668,617

Leisure Time — 4.9%
Carnival Corp.
5.75%, 03/01/27 (Call 12/01/26)(a)	1,000	892,540
9.88%, 08/01/27 (Call 02/01/24)(a)	268	279,272
Lindblad Expeditions LLC, 6.75%, 02/15/27 (Call 02/15/24)(a)(b)	115	104,449
NCL Corp. Ltd., 5.88%, 02/15/27 (Call 02/15/24)(a)	328	301,926
Royal Caribbean Cruises Ltd.
5.38%, 07/15/27 (Call 10/15/26)(a)	308	283,874
7.50%, 10/15/27	90	88,627
11.63%, 08/15/27 (Call 08/15/24)(a)(b)	365	395,918
Viking Cruises Ltd., 5.88%, 09/15/27 (Call 12/01/23)(a)	255	229,653

		2,576,259

Lodging — 3.1%
Boyd Gaming Corp., 4.75%, 12/01/27 (Call 11/13/23)	315	287,322
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27 (Call 11/16/23)	191	180,368
Melco Resorts Finance Ltd., 5.63%, 07/17/27 (Call 11/30/23)(d)	167	145,569
MGM China Holdings Ltd., 4.75%, 02/01/27 (Call 02/01/24)(a)	210	184,399
MGM Resorts International, 5.50%, 04/15/27 (Call 01/15/27)	208	194,226
Studio City Co. Ltd., 7.00%, 02/15/27 (Call 02/15/24)(a)(b)	99	92,301
Travel + Leisure Co., 6.00%, 04/01/27 (Call 01/01/27)	126	117,625
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27 (Call 02/15/27)(a)	278	257,218
Wynn Macau Ltd., 5.50%, 10/01/27 (Call 12/01/23)(a)	210	182,787

		1,641,815

Machinery — 0.8%
TK Elevator U.S. Newco Inc., 5.25%, 07/15/27 (Call 12/01/23)(a)	464	422,396

Manufacturing — 0.2%
Amsted Industries Inc., 5.63%, 07/01/27 (Call 12/01/23)(a)	126	116,417

Media — 11.8%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 05/01/27 (Call 12/01/23)(a)	1,022	940,191
CSC Holdings LLC, 5.50%, 04/15/27 (Call 12/01/23)(a)	395	329,817
Directv Financing LLC/Directv Financing Co-Obligor Inc., 5.88%, 08/15/27 (Call 12/01/23)(a)	1,175	1,028,937
DISH Network Corp., 11.75%, 11/15/27 (Call 05/15/25)(a)	1,125	1,114,250
Gray Television Inc., 7.00%, 05/15/27 (Call 11/13/23)(a)(b)	235	198,111

Security	Par (000)	Value

Media (continued)
iHeartCommunications Inc.
5.25%, 08/15/27 (Call 11/16/23)(a)(b)	$225	$164,971
8.38%, 05/01/27 (Call 11/16/23)(b)	325	199,125
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27 (Call 12/01/23)(a)	353	319,619
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27 (Call 11/16/23)(a)	114	104,075
Nexstar Media Inc., 5.63%, 07/15/27 (Call 11/13/23)(a)(b)	523	470,525
Scripps Escrow Inc., 5.88%, 07/15/27 (Call 12/01/23)(a)	125	93,473
Sinclair Television Group Inc., 5.13%, 02/15/27 (Call 11/16/23)(a)(b)	93	73,606
Sirius XM Radio Inc., 5.00%, 08/01/27 (Call 12/01/23)(a)	449	412,261
Univision Communications Inc., 6.63%, 06/01/27 (Call 11/13/23)(a)	449	410,119
Videotron Ltd., 5.13%, 04/15/27 (Call 12/01/23)(a)	187	176,165
Ziggo Bond Co. BV, 6.00%, 01/15/27 (Call 12/01/23)(a)	196	179,427

		6,214,672

Metal Fabricate & Hardware — 0.4%
Advanced Drainage Systems Inc., 5.00%, 09/30/27 (Call 11/16/23)(a)(b)	115	107,943
Park-Ohio Industries Inc., 6.63%, 04/15/27 (Call 12/01/23)	111	96,179

		204,122

Mining — 0.8%
Compass Minerals International Inc., 6.75%, 12/01/27 (Call 11/13/23)(a)	151	142,272
FMG Resources August 2006 Pty Ltd., 4.50%, 09/15/27 (Call 06/15/27)(a)	182	163,740
New Gold Inc., 7.50%, 07/15/27 (Call 12/01/23)(a)	121	113,913

		419,925

Office & Business Equipment — 0.2%
Pitney Bowes Inc., 6.88%, 03/15/27 (Call 03/15/24)(a)(b)	111	91,810

Oil & Gas — 4.9%
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 9.00%, 11/01/27 (Call 11/01/26)(a)	110	139,042
Baytex Energy Corp., 8.75%, 04/01/27 (Call 12/01/23)(a)	157	158,450
Calumet Specialty Products Partners LP/Calumet Finance Corp., 8.13%, 01/15/27 (Call 01/15/24)(a)	105	98,061
Centennial Resource Production LLC, 6.88%, 04/01/27 (Call 12/01/23)(a)	115	112,707
CNX Resources Corp., 7.25%, 03/14/27 (Call 12/01/23)(a)	113	111,279
Earthstone Energy Holdings LLC, 8.00%, 04/15/27 (Call 04/15/24)(a)	175	177,378
EnQuest PLC, 11.63%, 11/01/27 (Call 11/01/24)(a)	82	77,194
MEG Energy Corp., 7.13%, 02/01/27 (Call 12/01/23)(a)	126	127,008
Moss Creek Resources Holdings Inc., 10.50%, 05/15/27 (Call 12/01/23)(a)	124	122,602
Murphy Oil Corp., 5.88%, 12/01/27 (Call 11/16/23)	170	163,598
Nabors Industries Inc., 7.38%, 05/15/27 (Call 05/15/24)(a)	227	212,304
Parkland Corp., 5.88%, 07/15/27 (Call 12/01/23)(a)	151	144,627
SM Energy Co., 6.63%, 01/15/27 (Call 12/01/23)	114	111,319
Sunoco LP/Sunoco Finance Corp., 6.00%, 04/15/27 (Call 12/01/23)	191	184,163
Transocean Inc.
8.00%, 02/01/27 (Call 11/13/23)(a)(b)	184	172,629
11.50%, 01/30/27 (Call 11/13/23)(a)	215	223,615
Transocean Poseidon Ltd., 6.88%, 02/01/27 (Call 12/01/23)(a)	137	133,754

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2027 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Viper Energy Partners LP, 5.38%, 11/01/27 (Call 12/01/23)(a)	$136	$128,971

		2,598,701

Oil & Gas Services — 1.3%
Archrock Partners LP/Archrock Partners Finance Corp., 6.88%, 04/01/27 (Call 12/01/23)(a)	151	145,642
CGG SA, 8.75%, 04/01/27 (Call 04/01/24)(a)	136	120,115
Enerflex Ltd., 9.00%, 10/15/27 (Call 10/15/24)(a)	195	176,821
USA Compression Partners LP/USA Compression
Finance Corp., 6.88%, 09/01/27 (Call 12/01/23)	240	230,002

		672,580

Packaging & Containers — 4.0%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 6.00%, 06/15/27 (Call 06/15/24)(a)	187	176,924
Ardagh Packaging Finance PLC/Ardagh Holdings
USA Inc., 5.25%, 08/15/27 (Call 12/01/23)(a)	545	396,656
Berry Global Inc., 5.63%, 07/15/27 (Call 12/01/23)(a)	151	144,304
Graphic Packaging International LLC, 4.75%, 07/15/27 (Call 04/15/27)(a)	91	84,995
LABL Inc., 10.50%, 07/15/27 (Call 11/13/23)(a)	231	200,845
Mauser Packaging Solutions Holding Co., 9.25%, 04/15/27 (Call 10/15/24)(a)(b)	430	359,508
Owens-Brockway Glass Container Inc., 6.63%, 05/13/27 (Call 12/01/23)(a)	192	182,652
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer Inc., 4.00%, 10/15/27 (Call 12/01/23)(a)	303	266,535
Sealed Air Corp., 4.00%, 12/01/27 (Call 09/01/27)(a)	130	115,607
Trivium Packaging Finance BV, 8.50%, 08/15/27 (Call 11/13/23)(a)	212	177,015

		2,105,041

Pharmaceuticals — 0.3%
Bausch Health Companies Inc., 6.13%, 02/01/27 (Call 02/01/24)(a)	253	140,968

Pipelines — 3.8%
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.75%, 03/01/27 (Call 11/16/23)(a)	204	195,149
Buckeye Partners LP, 4.13%, 12/01/27 (Call 09/01/27)	126	109,522
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.63%, 05/01/27 (Call 11/16/23)(a)	182	175,052
EQM Midstream Partners LP
6.50%, 07/01/27 (Call 01/01/27)(a)	278	271,521
7.50%, 06/01/27 (Call 06/01/24)(a)	160	158,935
FTAI Infra Escrow Holdings LLC, 10.50%, 06/01/27 (Call 06/01/25)(a)	182	178,280
Genesis Energy LP/Genesis Energy Finance Corp., 8.00%, 01/15/27 (Call 01/15/24)	300	288,516
Global Partners LP/GLP Finance Corp., 7.00%, 08/01/27 (Call 11/16/23)	126	118,722
Holly Energy Partners LP/Holly Energy Finance Corp., 6.38%, 04/15/27 (Call 04/15/24)(a)	126	122,709
Howard Midstream Energy Partners LLC, 6.75%, 01/15/27 (Call 01/15/24)(a)	126	119,536
NuStar Logistics LP, 5.63%, 04/28/27 (Call 01/28/27)	175	166,100
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 6.00%, 03/01/27 (Call 12/01/23)(a)	131	120,226

		2,024,268

Real Estate Investment Trusts — 4.4%
Blackstone Mortgage Trust Inc., 3.75%, 01/15/27 (Call 10/15/26)(a)(b)	126	104,869
Brandywine Operating Partnership LP, 3.95%, 11/15/27 (Call 08/15/27)	140	116,200

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 4.50%, 04/01/27 (Call 12/01/23)(a)	$225	$187,510
Global Net Lease Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27 (Call 09/15/27)(a)	151	114,585
Iron Mountain Inc., 4.88%, 09/15/27 (Call 11/13/23)(a)	318	291,750
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 02/01/27 (Call 12/01/23)(a)	210	184,398
MPT Operating Partnership LP/MPT Finance Corp., 5.00%, 10/15/27 (Call 12/01/23)(b)	441	341,637
RHP Hotel Properties LP/RHP Finance Corp., 4.75%, 10/15/27 (Call 12/01/23)	227	206,473
SBA Communications Corp., 3.88%, 02/15/27 (Call 11/13/23)	449	409,477
Service Properties Trust
4.95%, 02/15/27 (Call 08/15/26)	130	108,457
5.50%, 12/15/27 (Call 09/15/27)	139	117,209
Starwood Property Trust Inc., 4.38%, 01/15/27 (Call 07/15/26)(a)(b)	151	130,190

		2,312,755

Retail — 2.1%
Academy Ltd., 6.00%, 11/15/27 (Call 11/15/23)(a)(b)	126	118,584
Advance Auto Parts Inc., 1.75%, 10/01/27 (Call 08/01/27)(b)	100	81,065
Bath & Body Works Inc., 6.69%, 01/15/27	90	87,086
BCPE Ulysses Intermediate Inc., 7.75%, 04/01/27 (Call 12/01/23), (8.50% PIK)(a)(c)	121	102,549
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/27 (Call 12/01/23)(a)	237	224,593
Lithia Motors Inc., 4.63%, 12/15/27 (Call 12/01/23)(a)	126	113,769
Murphy Oil USA Inc., 5.63%, 05/01/27 (Call 12/01/23)	101	97,639
Nordstrom Inc., 4.00%, 03/15/27 (Call 12/15/26)(b)	114	100,792
Patrick Industries Inc., 7.50%, 10/15/27 (Call 12/01/23)(a)	90	85,748
Suburban Propane Partners LP/Suburban Energy
Finance Corp., 5.88%, 03/01/27 (Call 12/01/23)	113	107,602

		1,119,427

Semiconductors — 0.3%
Amkor Technology Inc., 6.63%, 09/15/27 (Call 12/01/23)(a)	170	165,570

Software — 1.3%
SS&C Technologies Inc., 5.50%, 09/30/27 (Call 12/01/23)(a)	646	605,963
West Technology Group LLC, 8.50%, 04/10/27 (Call 12/01/23)(a)	130	109,073

		715,036

Telecommunications — 3.6%
Altice France SA/France, 8.13%, 02/01/27 (Call 11/13/23)(a)	518	437,716
Frontier Communications Holdings LLC, 5.88%, 10/15/27 (Call 12/01/23)(a)	350	318,931
Level 3 Financing Inc.
3.40%, 03/01/27 (Call 01/01/27)(a)	210	195,302
4.63%, 09/15/27 (Call 12/01/23)(a)	280	188,576
Lumen Technologies Inc., 4.00%, 02/15/27 (Call 12/01/23)(a)	350	238,444
ViaSat Inc., 5.63%, 04/15/27 (Call 11/13/23)(a)	202	176,552
Zayo Group Holdings Inc., 4.00%, 03/01/27 (Call 12/01/23)(a)(b)	475	357,565

		1,913,086

Transportation — 0.5%
Watco Cos. LLC/Watco Finance Corp., 6.50%, 06/15/27 (Call 12/01/23)(a)	182	170,502

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2027 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
XPO Escrow Sub LLC, 7.50%, 11/15/27 (Call 11/15/24)(a)	$115	$114,850

		285,352

Trucking & Leasing — 0.2%
Fortress Transportation and Infrastructure Investors LLC, 9.75%, 08/01/27 (Call 11/13/23)(a)	126	129,530

Total Long-Term Investments — 95.6% (Cost: $52,465,883)		50,489,861

	Shares

Short-Term Securities

Money Market Funds — 10.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(e)(f)(g)	5,080,666	5,082,698
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(e)(f)	490,000	490,000

Total Short-Term Securities — 10.6% (Cost: $5,570,799)		5,572,698

Total Investments — 106.2% (Cost: $58,036,682)		56,062,559
Liabilities in Excess of Other Assets — (6.2)%		(3,272,686)

Net Assets — 100.0%		$52,789,873

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$2,835,467	$2,245,526	(a)	$—	$(299)	$2,004	$5,082,698	5,080,666	$22,118	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	20,000	470,000	(a)	—	—	—	490,000	490,000	8,873		—

					$(299)	$2,004	$5,572,698		$30,991		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2027 Term High Yield and Income ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$50,489,861	$—	$50,489,861
Short-Term Securities
Money Market Funds	5,572,698	—	—	5,572,698

	$5,572,698	$50,489,861	$—	$56,062,559

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments October 31, 2023	iShares® iBonds® 2028 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 1.3%
Advantage Sales & Marketing Inc., 6.50%, 11/15/28 (Call 11/15/23)(a)(b)	$65	$52,935
Clear Channel Outdoor Holdings Inc.
7.75%, 04/15/28 (Call 04/15/24)(a)	90	68,962
9.00%, 09/15/28 (Call 09/15/25)(b)	65	63,315
Lamar Media Corp., 3.75%, 02/15/28 (Call 11/16/23)(b)	45	40,182

		225,394

Aerospace & Defense — 2.3%
Bombardier Inc., 6.00%, 02/15/28 (Call 02/15/24)(a)	65	57,710
Howmet Aerospace Inc., 6.75%, 01/15/28	25	25,063
Spirit AeroSystems Inc., 4.60%, 06/15/28 (Call 03/15/28)	57	45,171
TransDigm Inc., 6.75%, 08/15/28 (Call 02/15/25)(a)	175	170,077
Triumph Group Inc., 9.00%, 03/15/28 (Call 03/15/25)(a)	100	96,785

		394,806

Airlines — 0.7%
American Airlines Inc., 7.25%, 02/15/28 (Call 02/15/25)(a)	65	60,521
Delta Air Lines Inc., 4.38%, 04/19/28 (Call 01/19/28)	30	27,524
VistaJet Malta Finance PLC/Vista Management
Holding Inc., 9.50%, 06/01/28 (Call 06/01/25)(a)(b)	40	30,630

		118,675

Auto Manufacturers — 0.7%
Jaguar Land Rover Automotive PLC, 5.88%, 01/15/28 (Call 01/15/24)(a)	55	49,371
PM General Purchaser LLC, 9.50%, 10/01/28 (Call 12/01/23)(a)	50	47,004
Wabash National Corp., 4.50%, 10/15/28 (Call 10/15/24)(a)	30	24,846

		121,221

Auto Parts & Equipment — 2.3%
Adient Global Holdings Ltd., 7.00%, 04/15/28 (Call 04/15/25)(a)	40	39,533
American Axle & Manufacturing Inc., 6.88%, 07/01/28 (Call 11/13/23)(b)	30	26,671
Clarios Global LP/Clarios U.S. Finance Co., 6.75%, 05/15/28 (Call 05/15/25)(a)(b)	65	63,221
Dana Inc., 5.63%, 06/15/28 (Call 11/13/23)(b)	30	27,182
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28 (Call 12/01/23)(a)(b)	40	37,492
Tenneco Inc., 8.00%, 11/17/28 (Call 11/17/24)(a)	155	124,388
Titan International Inc., 7.00%, 04/30/28 (Call 04/30/24)	35	31,972
ZF North America Capital Inc., 6.88%, 04/14/28 (Call 03/14/28)(a)	50	48,553

		399,012

Banks — 0.4%
Freedom Mortgage Corp., 12.00%, 10/01/28 (Call 10/01/25)(a)	65	65,224

Building Materials — 2.9%
AmeriTex HoldCo Intermediate LLC, 10.25%, 10/15/28 (Call 10/15/25)	45	42,602
Camelot Return Merger Sub Inc., 8.75%, 08/01/28 (Call 08/01/24)(a)	60	56,022
CP Atlas Buyer Inc., 7.00%, 12/01/28 (Call 12/01/23)(a)(b)	40	30,480
Griffon Corp., 5.75%, 03/01/28 (Call 12/01/23)	80	72,259
James Hardie International Finance DAC, 5.00%, 01/15/28 (Call 12/01/23)(a)	40	37,084
Masonite International Corp., 5.38%, 02/01/28 (Call 12/01/23)(a)	40	36,843

Security	Par (000)	Value

Building Materials (continued)
New Enterprise Stone & Lime Co. Inc.
5.25%, 07/15/28 (Call 07/15/24)(a)	$50	$44,213
9.75%, 07/15/28 (Call 12/01/23)(a)	20	19,952
SRM Escrow Issuer LLC, 6.00%, 11/01/28 (Call 12/01/23)(a)	92	85,071
Standard Industries Inc./NJ, 4.75%, 01/15/28 (Call 12/01/23)(a)	85	76,172

		500,698

Chemicals — 4.1%
ASP Unifrax Holdings Inc, 5.25%, 09/30/28 (Call 09/30/24)(a)	65	44,186
Chemours Co. (The), 5.75%, 11/15/28 (Call 11/15/23)(a) .	67	56,669
Consolidated Energy Finance SA, 5.63%, 10/15/28 (Call 10/15/24)(a)	40	32,846
CVR Partners LP/CVR Nitrogen Finance Corp., 6.13%, 06/15/28 (Call 06/15/24)(a)	45	39,812
Element Solutions Inc., 3.88%, 09/01/28 (Call 12/01/23)(a)	70	59,572
HB Fuller Co., 4.25%, 10/15/28 (Call 12/01/23)	25	21,657
Herens Holdco Sarl, 4.75%, 05/15/28 (Call 05/15/24)(a)	25	19,377
Illuminate Buyer LLC/Illuminate Holdings IV Inc., 9.00%, 07/01/28 (Call 12/01/23)(a)	40	37,380
INEOS Finance PLC, 6.75%, 05/15/28 (Call 02/15/25)(a) .	35	32,670
Ingevity Corp., 3.88%, 11/01/28 (Call 12/01/23)(a)	45	36,853
Innophos Holdings Inc., 9.38%, 02/15/28 (Call 12/01/23)(a)	20	18,853
Iris Holdings Inc., 10.00%, 12/15/28 (Call 06/15/25)(a)	35	25,682
Minerals Technologies Inc., 5.00%, 07/01/28 (Call 11/13/23)(a)	30	26,380
Olympus Water U.S. Holding Corp.
4.25%, 10/01/28 (Call 10/01/24)(a)	65	51,863
9.75%, 11/15/28 (Call 06/01/25)(a)	140	136,822
SCIH Salt Holdings Inc., 4.88%, 05/01/28 (Call 05/01/24)(a)	95	82,658

		723,280

Coal — 0.1%
Conuma Resources Ltd., 13.13%, 05/01/28 (Call 05/01/26)(a)	20	18,557

Commercial Services — 4.4%
Adtalem Global Education Inc., 5.50%, 03/01/28 (Call 03/01/24)(a)	31	28,403
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.63%, 06/01/28 (Call 06/01/24)(a)	165	135,928
Avis Budget Car Rental LLC/Avis Budget Finance Inc., 4.75%, 04/01/28 (Call 04/01/24)(a)(b)	45	38,785
CoreLogic Inc., 4.50%, 05/01/28 (Call 05/01/24)(a)	60	47,555
Garda World Security Corp., 7.75%, 02/15/28 (Call 02/15/25)(a)	30	28,843
Gartner Inc., 4.50%, 07/01/28 (Call 12/01/23)(a)	45	40,506
GEO Group Inc. (The), 10.50%, 06/30/28 (Call 11/13/23)	20	20,029
Grand Canyon University, 5.13%, 10/01/28 (Call 08/01/28)	30	26,531
MPH Acquisition Holdings LLC
5.50%, 09/01/28 (Call 09/01/24)(a)	85	71,000
5.75%, 11/01/28 (Call 12/01/23)(a)(b)	85	63,400
Prime Security Services Borrower LLC/Prime
Finance Inc., 6.25%, 01/15/28 (Call 12/01/23)(a)(b)	110	102,105
United Rentals North America Inc., 4.88%, 01/15/28 (Call 11/13/23)	140	130,070

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2028 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
Williams Scotsman International Inc., 4.63%, 08/15/28 (Call 12/01/23)(a)	$40	$35,555

		768,710

Computers — 1.3%
Ahead DB Holdings LLC, 6.63%, 05/01/28 (Call 05/01/24)(a)	35	28,886
ASGN Inc., 4.63%, 05/15/28 (Call 12/01/23)(a)	50	44,401
KBR Inc., 4.75%, 09/30/28 (Call 11/13/23)(a)	20	17,597
NCR Corp., 5.00%, 10/01/28 (Call 12/01/23)(a)	50	43,194
Presidio Holdings Inc., 8.25%, 02/01/28 (Call 12/01/23)(a)	45	42,647
Science Applications International Corp., 4.88%, 04/01/28 (Call 12/01/23)(a)	30	26,922
Virtusa Corp., 7.13%, 12/15/28 (Call 12/15/23)(a)	30	23,876

		227,523

Cosmetics & Personal Care — 0.3%
Edgewell Personal Care Co., 5.50%, 06/01/28 (Call 12/01/23)(a)	65	59,331

Distribution & Wholesale — 1.1%
American Builders & Contractors Supply Co. Inc., 4.00%, 01/15/28 (Call 12/01/23)(a)	60	53,895
H&E Equipment Services Inc., 3.88%, 12/15/28 (Call 12/15/23)(a)	105	88,963
Ritchie Bros Holdings Inc., 6.75%, 03/15/28 (Call 03/15/25)(a)	45	44,346

		187,204

Diversified Financial Services — 4.6%
AG Issuer LLC, 6.25%, 03/01/28 (Call 12/01/23)(a)	45	41,590
Burford Capital Global Finance LLC, 6.25%, 04/15/28 (Call 04/15/24)(a)	35	31,912
Coinbase Global Inc., 3.38%, 10/01/28 (Call 10/01/24)(a)	85	62,492
GGAM Finance Ltd., 8.00%, 06/15/28 (Call 12/15/27)(a)	50	49,366
GPS Hospitality Holding Co. LLC/GPS Finco Inc., 7.00%, 08/15/28 (Call 08/15/24)(a)	35	23,791
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/28 (Call 08/15/24)(a)	80	64,054
Macquarie Airfinance Holdings Ltd., 8.38%, 05/01/28 (Call 05/01/25)(a)	45	44,853
Midcap Financial Issuer Trust, 6.50%, 05/01/28 (Call 05/01/24)(a)	85	72,377
Nationstar Mortgage Holdings Inc., 5.50%, 08/15/28 (Call 12/01/23)(a)	72	63,588
Navient Corp., 4.88%, 03/15/28 (Call 06/15/27)	40	33,109
NFP Corp.
4.88%, 08/15/28 (Call 12/01/23)(a)	50	43,969
6.88%, 08/15/28 (Call 12/01/23)(a)	170	145,272
OneMain Finance Corp.
3.88%, 09/15/28 (Call 09/15/24)	50	39,728
6.63%, 01/15/28 (Call 07/15/27)(b)	65	59,445
PRA Group Inc., 8.38%, 02/01/28 (Call 02/01/25)(a)	35	28,801

		804,347

Electric — 3.1%
Atlantica Sustainable Infrastructure PLC, 4.13%, 06/15/28 (Call 06/15/25)(a)	35	30,211
Calpine Corp.
4.50%, 02/15/28 (Call 12/01/23)(a)	105	94,703
5.13%, 03/15/28 (Call 12/01/23)(a)	117	104,711
Clearway Energy Operating LLC, 4.75%, 03/15/28 (Call 11/13/23)(a)	75	67,172
NRG Energy Inc., 5.75%, 01/15/28 (Call 11/16/23)	70	65,736
Pattern Energy Operations LP/Pattern Energy
Operations Inc., 4.50%, 08/15/28 (Call 12/01/23)(a)	60	52,196

Security	Par (000)	Value

Electric (continued)
PG&E Corp., 5.00%, 07/01/28 (Call 11/13/23)(b)	$85	$77,020
Pike Corp., 5.50%, 09/01/28 (Call 12/01/23)(a)	60	51,325

		543,074

Electrical Components & Equipment — 0.9%
Energizer Holdings Inc., 4.75%, 06/15/28 (Call 12/01/23)(a)	45	38,655
WESCO Distribution Inc., 7.25%, 06/15/28 (Call 12/01/23)(a)	115	114,377

		153,032

Energy - Alternate Sources — 0.5%
Sunnova Energy Corp., 11.75%, 10/01/28 (Call 04/01/28)(b)	35	29,856
TerraForm Power Operating LLC, 5.00%, 01/31/28 (Call 07/31/27)(a)	60	54,924

		84,780

Engineering & Construction — 0.5%
Fluor Corp., 4.25%, 09/15/28 (Call 06/15/28)	50	45,387
Railworks Holdings LP/Railworks Rally Inc., 8.25%, 11/15/28 (Call 11/15/24)(a)	25	23,683
Weekley Homes LLC/Weekley Finance Corp., 4.88%, 09/15/28 (Call 12/01/23)(a)	30	25,774

		94,844

Entertainment — 1.3%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 6.50%, 10/01/28 (Call 11/16/23)(b)	25	23,248
Churchill Downs Inc., 4.75%, 01/15/28 (Call 12/01/23)(a) .	60	53,876
Cinemark USA Inc., 5.25%, 07/15/28 (Call 07/15/24)(a)	60	52,236
Light & Wonder International Inc., 7.00%, 05/15/28 (Call 12/01/23)(a)	65	63,448
Live Nation Entertainment Inc., 3.75%, 01/15/28 (Call 01/15/24)(a)	45	39,522

		232,330

Environmental Control — 0.9%
GFL Environmental Inc.
3.50%, 09/01/28 (Call 03/01/28)(a)	60	51,608
4.00%, 08/01/28 (Call 11/14/23)(a)	65	56,116
Madison IAQ LLC, 4.13%, 06/30/28 (Call 06/30/24)(a)	55	45,928

		153,652

Food — 2.7%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC
5.88%, 02/15/28 (Call 12/01/23)(a)	60	57,505
6.50%, 02/15/28 (Call 02/15/25)(a)	70	68,721
B&G Foods Inc., 8.00%, 09/15/28 (Call 09/15/25)	50	48,755
C&S Group Enterprises LLC, 5.00%, 12/15/28 (Call 12/15/23)(a)(b)	30	23,226
Chobani LLC/Chobani Finance Corp. Inc., 4.63%, 11/15/28 (Call 12/01/23)(a)	35	30,398
Lamb Weston Holdings Inc., 4.88%, 05/15/28 (Call 11/15/27)(a)	40	36,855
Post Holdings Inc., 5.63%, 01/15/28 (Call 11/16/23)(a)	80	74,306
SEG Holding LLC/SEG Finance Corp., 5.63%, 10/15/28 (Call 12/01/23)(a)	25	25,035
TreeHouse Foods Inc., 4.00%, 09/01/28 (Call 11/16/23)	45	36,963
U.S. Foods Inc., 6.88%, 09/15/28 (Call 09/15/25)	40	39,280
United Natural Foods Inc., 6.75%, 10/15/28 (Call 12/01/23)(a)(b)	40	31,256

		472,300

Food Service — 0.7%
Aramark Services Inc., 5.00%, 02/01/28 (Call 12/01/23)(a)	100	91,723

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2028 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food Service (continued)
TKC Holdings Inc., 6.88%, 05/15/28 (Call 05/15/24)(a)(b)	$35	$30,203

		121,926

Forest Products & Paper — 0.4%
Ahlstrom-Munksjo Holding 3 Oy, 4.88%, 02/04/28 (Call 02/04/24)(a)	25	20,464
Domtar Corp., 6.75%, 10/01/28 (Call 10/01/24)(a)	55	44,829

		65,293

Gas — 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp., 9.38%, 06/01/28 (Call 06/01/25)(a)	45	44,610

Hand & Machine Tools — 0.2%
Werner FinCo LP/Werner FinCo Inc., 11.50%, 06/15/28 (Call 06/15/25)(a)	35	35,329

Health Care - Products — 1.7%
Avantor Funding Inc., 4.63%, 07/15/28 (Call 12/01/23)(a)	130	115,942
Bausch & Lomb Escrow Corp., 8.38%, 10/01/28 (Call 10/01/25)(a)	115	114,293
Hologic Inc., 4.63%, 02/01/28 (Call 12/01/23)(a)	30	27,394
Teleflex Inc., 4.25%, 06/01/28 (Call 12/01/23)(a)	40	35,371

		293,000

Health Care - Services — 3.1%
Acadia Healthcare Co. Inc., 5.50%, 07/01/28 (Call 12/01/23)(a)	35	32,348
Akumin Escrow Inc., 7.50%, 08/01/28 (Call 08/01/24)(a)	30	23,726
Charles River Laboratories International Inc., 4.25%, 05/01/28 (Call 11/16/23)(a)	40	35,600
Encompass Health Corp., 4.50%, 02/01/28 (Call 12/01/23)	70	63,106
Heartland Dental LLC/Heartland Dental Finance Corp., 10.50%, 04/30/28 (Call 05/15/25)(a)	60	57,671
Molina Healthcare Inc., 4.38%, 06/15/28 (Call 12/01/23)(a)	70	62,493
Tenet Healthcare Corp.
4.63%, 06/15/28 (Call 11/16/23)	55	48,968
6.13%, 10/01/28 (Call 12/01/23)(b)	205	189,653
Toledo Hospital (The), Series B, 5.33%, 11/15/28	25	19,225

		532,790

Holding Companies - Diversified — 0.2%
Benteler International, Class A, 10.50%, 05/15/28 (Call 05/15/25)(a)(b)	40	40,396

Home Builders — 1.4%
Adams Homes Inc., 9.25%, 10/15/28 (Call 10/15/25)(a)	25	24,418
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.63%, 01/15/28 (Call 12/01/23)(a)	20	18,316
Dream Finders Homes Inc., 8.25%, 08/15/28 (Call 08/15/25)(a)	25	24,759
Forestar Group Inc., 5.00%, 03/01/28 (Call 12/01/23)(a)(b)	25	22,012
Installed Building Products Inc., 5.75%, 02/01/28 (Call 11/16/23)(a)	25	22,675
M/I Homes Inc., 4.95%, 02/01/28 (Call 11/16/23)	30	26,910
Shea Homes LP/Shea Homes Funding Corp., 4.75%, 02/15/28 (Call 12/01/23)	37	32,700
Taylor Morrison Communities Inc., 5.75%, 01/15/28 (Call 10/15/27)(a)	35	31,847
Tri Pointe Homes Inc., 5.70%, 06/15/28 (Call 12/15/27)	25	22,350
Winnebago Industries Inc., 6.25%, 07/15/28 (Call 12/01/23)(a)	25	23,527

		249,514

Security	Par (000)	Value

Household Products & Wares — 0.1%
Central Garden & Pet Co., 5.13%, 02/01/28 (Call 12/01/23)(b)	$25	$23,167

Insurance — 1.1%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 04/15/28 (Call 04/15/25)(a)	105	99,848
MGIC Investment Corp., 5.25%, 08/15/28 (Call 11/16/23)	50	46,152
Sagicor Financial Co. Ltd., 5.30%, 05/13/28 (Call 05/13/24)(a)	40	37,227

		183,227

Internet — 2.5%
Acuris Finance Us Inc./Acuris Finance SARL, 5.00%, 05/01/28 (Call 05/01/24)(a)	30	23,622
ANGI Group LLC, 3.88%, 08/15/28 (Call 11/13/23)(a)	40	30,063
Arches Buyer Inc.
4.25%, 06/01/28 (Call 12/01/23)(a)	80	66,245
6.13%, 12/01/28 (Call 12/01/23)(a)	40	32,316
Cablevision Lightpath LLC, 5.63%, 09/15/28 (Call 11/13/23)(a)	35	26,250
Cars.com Inc., 6.38%, 11/01/28 (Call 12/01/23)(a)	30	26,702
EquipmentShare.com Inc., 9.00%, 05/15/28 (Call 05/15/25)(a)	85	80,426
ION Trading Technologies Sarl, 5.75%, 05/15/28 (Call 05/15/24)(a)	40	33,197
Match Group Holdings II LLC, 4.63%, 06/01/28 (Call 12/01/23)(a)	40	35,906
Newfold Digital Holdings Group Inc., 11.75%, 10/15/28 (Call 10/15/25)(a)	30	30,308
Northwest Fiber LLC/Northwest Fiber Finance Sub Inc., 6.00%, 02/15/28 (Call 02/15/24)(a)	25	20,723
Uber Technologies Inc., 6.25%, 01/15/28 (Call 11/13/23)(a)(b)	40	38,553

		444,311

Iron & Steel — 0.7%
Carpenter Technology Corp., 6.38%, 07/15/28 (Call 12/01/23)	30	28,502
Mineral Resources Ltd., 9.25%, 10/01/28 (Call 10/01/25)(a)	90	89,850

		118,352

Leisure Time — 4.0%
Acushnet Co., 7.38%, 10/15/28 (Call 10/15/25)(a)	30	30,062
Carnival Corp., 4.00%, 08/01/28 (Call 05/01/28)(a)	200	174,082
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/28 (Call 05/01/25)(a)	170	181,269
Lindblad Expeditions Holdings Inc., 9.00%, 05/15/28 (Call 05/15/25)(a)	20	19,552
NCL Corp. Ltd., 8.38%, 02/01/28 (Call 02/01/25)(a)	55	54,347
NCL Finance Ltd., 6.13%, 03/15/28 (Call 12/15/27)(a)(b)	45	37,598
Royal Caribbean Cruises Ltd.
3.70%, 03/15/28 (Call 12/15/27)(b)	40	34,097
5.50%, 04/01/28 (Call 10/01/27)(a)	125	113,986
VOC Escrow Ltd., 5.00%, 02/15/28 (Call 12/01/23)(a)	60	53,988

		698,981

Lodging — 2.4%
Full House Resorts Inc., 8.25%, 02/15/28 (Call 02/15/24)(a)	35	29,486
Hilton Domestic Operating Co. Inc., 5.75%, 05/01/28 (Call 12/01/23)(a)	45	43,163
Marriott Ownership Resorts Inc., 4.75%, 01/15/28 (Call 12/01/23)	25	21,678
Melco Resorts Finance Ltd., 5.75%, 07/21/28 (Call 12/01/23)(a)	60	50,740

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2028 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Lodging (continued)
MGM Resorts International, 4.75%, 10/15/28 (Call 07/15/28)	$65	$56,742
Station Casinos LLC, 4.50%, 02/15/28 (Call 12/01/23)(a) .	60	51,842
Studio City Finance Ltd., 6.50%, 01/15/28 (Call 12/01/23)(a)	40	32,730
Wyndham Hotels & Resorts Inc., 4.38%, 08/15/28 (Call 12/01/23)(a)	40	35,313
Wynn Macau Ltd., 5.63%, 08/26/28 (Call 11/14/23)(a)	110	92,351

		414,045

Machinery — 1.2%
ATS Automation Tooling Systems Inc., 4.13%, 12/15/28 (Call 12/15/23)(a)	25	21,447
BWX Technologies Inc., 4.13%, 06/30/28 (Call 12/01/23)(a)	30	26,510
GrafTech Finance Inc., 4.63%, 12/15/28 (Call 12/15/23)(a)	40	29,361
GrafTech Global Enterprises Inc., 9.88%, 12/15/28 (Call 12/15/25)(a)(b)	40	35,801
TK Elevator Holdco GmbH, 7.63%, 07/15/28 (Call 12/01/23)(a)	35	31,841
Vertiv Group Corp., 4.13%, 11/15/28 (Call 11/15/24)(a)	75	65,560

		210,520

Machinery - Diversified — 0.2%
Maxim Crane Works Holdings Capital LLC, 11.50%, 09/01/28 (Call 09/01/25)	40	39,044

Manufacturing — 0.7%
Calderys Financing LLC, 11.25%, 06/01/28 (Call 06/01/25)(a)	45	45,472
LSB Industries Inc., 6.25%, 10/15/28 (Call 10/15/24)(a)	45	39,980
Trinity Industries Inc., 7.75%, 07/15/28 (Call 07/15/25)(a)	30	29,627

		115,079

Media — 7.2%
Altice Financing SA, 5.00%, 01/15/28 (Call 12/01/23)(a)	100	81,499
Block Communications Inc., 4.88%, 03/01/28 (Call 12/01/23)(a)	25	20,504
CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, 02/01/28 (Call 11/16/23)(a)	210	187,962
CSC Holdings LLC
5.38%, 02/01/28 (Call 12/01/23)(a)	85	67,704
7.50%, 04/01/28 (Call 11/13/23)(a)	85	54,746
11.25%, 05/15/28 (Call 05/15/25)(a)	85	81,103
DISH DBS Corp.
5.75%, 12/01/28 (Call 12/01/27)(a)	205	146,561
7.38%, 07/01/28 (Call 11/13/23)	65	36,524
GCI LLC, 4.75%, 10/15/28 (Call 11/16/23)(a)	50	42,958
iHeartCommunications Inc., 4.75%, 01/15/28 (Call 12/01/23)(a)(b)	40	28,308
McGraw-Hill Education Inc., 5.75%, 08/01/28 (Call 08/01/24)(a)	75	63,247
Nexstar Media Inc., 4.75%, 11/01/28 (Call 11/13/23)(a)(b)	85	71,529
Sirius XM Radio Inc., 4.00%, 07/15/28 (Call 07/15/24)(a)	170	144,519
TEGNA Inc., 4.63%, 03/15/28 (Call 12/01/23)	85	73,624
Univision Communications Inc., 8.00%, 08/15/28 (Call 08/15/25)(a)	40	37,841
UPC Holding BV, 5.50%, 01/15/28 (Call 11/13/23)(a)	35	30,587
Urban One Inc., 7.38%, 02/01/28 (Call 02/01/24)(a)	62	51,520
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28 (Call 12/01/23)(a)	40	34,025

		1,254,761

Mining — 0.7%
Century Aluminum Co., 7.50%, 04/01/28 (Call 04/01/24)(a)	20	19,015

Security	Par (000)	Value

Mining (continued)
Constellium SE, 5.63%, 06/15/28 (Call 11/13/23)(a)	$30	$27,440
Hecla Mining Co., 7.25%, 02/15/28 (Call 11/16/23)	40	38,436
Kaiser Aluminum Corp., 4.63%, 03/01/28 (Call 12/01/23)(a)	45	37,518

		122,409

Office & Business Equipment — 0.3%
Xerox Holdings Corp., 5.50%, 08/15/28 (Call 07/15/28)(a)	60	46,363

Office Furnishings — 0.1%
Interface Inc., 5.50%, 12/01/28 (Call 12/01/23)(a)	25	20,969

Oil & Gas — 6.1%
Callon Petroleum Co., 8.00%, 08/01/28 (Call 08/01/24)(a)	55	54,519
Calumet Specialty Products Partners LP/Calumet Finance Corp., 9.75%, 07/15/28 (Call 07/15/25)(a)(b)	25	23,395
Civitas Resources Inc., 8.38%, 07/01/28 (Call 07/01/25)(a)	115	115,826
Crescent Energy Finance LLC, 9.25%, 02/15/28 (Call 02/15/25)(a)	70	70,987
CVR Energy Inc., 5.75%, 02/15/28 (Call 11/16/23)(a)	30	26,934
Encino Acquisition Partners Holdings LLC, 8.50%, 05/01/28 (Call 05/01/24)(a)	57	55,597
Endeavor Energy Resources LP/EER Finance Inc., 5.75%, 01/30/28 (Call 12/01/23)(a)	90	86,383
Global Marine Inc., 7.00%, 06/01/28	20	16,746
Greenfire Resources Ltd., 12.00%, 10/01/28 (Call 10/01/25)(a)	25	24,883
Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 11/01/28 (Call 12/01/23)(a)	50	46,750
Laredo Petroleum Inc., 10.13%, 01/15/28 (Call 12/01/23)	60	60,173
Matador Resources Co., 6.88%, 04/15/28 (Call 04/15/25)(a)(b)	45	44,132
Murphy Oil Corp., 6.38%, 07/15/28 (Call 07/15/24)	42	40,677
Nabors Industries Ltd., 7.50%, 01/15/28 (Call 12/01/23)(a)	30	26,457
Northern Oil and Gas Inc., 8.13%, 03/01/28 (Call 03/01/24)(a)	60	59,225
PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 02/15/28 (Call 12/01/23)	65	60,089
Sitio Royalties Operating Partnership LP/Sitio Finance Corp., 7.88%, 11/01/28 (Call 11/01/25)	50	49,336
SM Energy Co., 6.50%, 07/15/28 (Call 07/15/24)	30	28,894
Southwestern Energy Co., 8.38%, 09/15/28 (Call 11/16/23)	25	25,850
Sunoco LP/Sunoco Finance Corp.
5.88%, 03/15/28 (Call 12/01/23)	30	28,431
7.00%, 09/15/28 (Call 09/15/25)(a)	45	43,900
Transocean Aquila Ltd., 8.00%, 09/30/28 (Call 09/30/25)(a)	25	24,602
Transocean Titan Financing Ltd., 8.38%, 02/01/28 (Call 02/01/25)(a)	50	50,111

		1,063,897

Oil & Gas Services — 0.9%
Archrock Partners LP/Archrock Partners Finance Corp., 6.25%, 04/01/28 (Call 12/01/23)(a)	70	65,123
Bristow Group Inc., 6.88%, 03/01/28 (Call 03/01/24)(a)	30	27,802
Nine Energy Service Inc., 13.00%, 02/01/28 (Call 02/01/26)	25	22,135
Oceaneering International Inc., 6.00%, 02/01/28 (Call 11/01/27)	25	23,089

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2028 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas Services (continued)
Weatherford International Ltd., 6.50%, 09/15/28 (Call 09/15/24)(a)	$25	$25,163

		163,312

Packaging & Containers — 2.7%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/28 (Call 05/15/24)(a)	50	40,832
Ball Corp., 6.88%, 03/15/28 (Call 11/15/24)	70	69,890
Cascades Inc./Cascades USA Inc., 5.38%, 01/15/28 (Call 12/01/23)(a)	35	31,708
Clearwater Paper Corp., 4.75%, 08/15/28 (Call 11/16/23)(a)	20	17,655
Graham Packaging Co. Inc., 7.13%, 08/15/28 (Call 12/01/23)(a)	40	31,030
Graphic Packaging International LLC, 3.50%, 03/15/28(a)	35	30,759
Intelligent Packaging Ltd. Finco Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 09/15/28 (Call 12/01/23)(a)	55	45,477
LABL Inc.
5.88%, 11/01/28 (Call 11/01/24)(a)	40	34,175
9.50%, 11/01/28 (Call 11/01/25)(a)	25	24,321
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer Inc., 4.38%, 10/15/28 (Call 10/15/24)(a)(b)	40	34,188
Sealed Air Corp./Sealed Air Corp. US, 6.13%, 02/01/28 (Call 02/01/25)(a)	70	66,579
Silgan Holdings Inc., 4.13%, 02/01/28 (Call 11/16/23)	50	44,517

		471,131

Pharmaceuticals — 2.5%
AdaptHealth LLC, 6.13%, 08/01/28 (Call 11/13/23)(a)	30	24,797
Bausch Health Companies Inc., 11.00%, 09/30/28(a)	150	91,486
Cheplapharm Arzneimittel GmbH, 5.50%, 01/15/28 (Call 01/15/24)(a)	40	35,755
Elanco Animal Health Inc., 6.65%, 08/28/28 (Call 05/28/28)(b)	65	62,165
Grifols Escrow Issuer SA, 4.75%, 10/15/28 (Call 10/15/24)(a)	60	50,284
Organon & Co./Organon Foreign Debt Co.-Issuer BV, 4.13%, 04/30/28 (Call 04/30/24)(a)	175	151,182
Prestige Brands Inc., 5.13%, 01/15/28 (Call 12/01/23)(a)(b)	30	27,704

		443,373

Pipelines — 4.2%
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.75%, 01/15/28 (Call 11/16/23)(a)	50	46,939
Buckeye Partners LP, 4.50%, 03/01/28 (Call 12/01/27)(a)	40	35,005
Delek Logistics Partners LP/Delek Logistics Finance Corp., 7.13%, 06/01/28 (Call 06/01/24)(a)	30	27,398
EnLink Midstream LLC, 5.63%, 01/15/28 (Call 07/15/27)(a)	45	42,437
EQM Midstream Partners LP, 5.50%, 07/15/28 (Call 04/15/28)	75	70,030
Genesis Energy LP/Genesis Energy Finance Corp., 7.75%, 02/01/28 (Call 12/01/23)	60	56,585
Harvest Midstream I LP, 7.50%, 09/01/28 (Call 12/01/23)(a)	70	66,534
Hess Midstream Operations LP, 5.13%, 06/15/28 (Call 12/01/23)(a)	45	41,717
Holly Energy Partners LP/Holly Energy Finance Corp., 5.00%, 02/01/28 (Call 11/16/23)(a)	40	37,048
Howard Midstream Energy Partners LLC, 8.88%, 07/15/28 (Call 07/15/25)(a)	45	45,378

Security	Par (000)	Value

Pipelines (continued)
Martin Midstream Partners LP/Martin Midstream Finance Corp., 11.50%, 02/15/28 (Call 08/15/25)(a)(b)	$35	$34,363
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 01/15/28 (Call 12/01/23)(a)	60	52,805
Venture Global LNG Inc., 8.13%, 06/01/28 (Call 06/01/25)(a)(b)	185	179,613

		735,852

Real Estate — 0.6%
Cushman & Wakefield U.S. Borrower LLC, 6.75%, 05/15/28 (Call 12/01/23)(a)	50	45,628
Howard Hughes Corp. (The), 5.38%, 08/01/28 (Call 12/01/23)(a)	65	57,199

		102,827

Real Estate Investment Trusts — 3.1%
Brandywine Operating Partnership LP, 7.80%, 03/15/28 (Call 02/15/28)(b)	30	27,067
CTR Partnership LP/CareTrust Capital Corp., 3.88%, 06/30/28 (Call 03/30/28)(a)	30	25,410
Iron Mountain Inc.
5.00%, 07/15/28 (Call 11/13/23)(a)	45	40,309
5.25%, 03/15/28 (Call 11/13/23)(a)	70	64,080
Necessity Retail REIT Inc./American Finance Operating Partner LP (The), 4.50%, 09/30/28 (Call 06/30/28)(a)	40	29,939
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 5.88%, 10/01/28 (Call 12/01/23)(a)(b)	60	54,038
RHP Hotel Properties LP/RHP Finance Corp., 7.25%, 07/15/28 (Call 07/15/25)	30	29,254
Service Properties Trust, 3.95%, 01/15/28 (Call 07/15/27)(b)	35	26,155
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
4.75%, 04/15/28 (Call 04/15/24)(a)	45	36,223
10.50%, 02/15/28 (Call 09/15/25)(a)	215	207,160

		539,635

Retail — 4.0%
1011778 BC ULC/New Red Finance Inc.
3.88%, 01/15/28 (Call 12/01/23)(a)	130	116,163
4.38%, 01/15/28 (Call 12/01/23)(a)	65	58,530
Advance Auto Parts Inc., 5.95%, 03/09/28 (Call 02/09/28)	25	23,377
Asbury Automotive Group Inc., 4.50%, 03/01/28 (Call 11/13/23)	30	26,633
At Home Group Inc., 4.88%, 07/15/28 (Call 12/01/23)(a)	20	6,840
Bath & Body Works Inc., 5.25%, 02/01/28	45	41,447
Evergreen Acqco 1 LP/TVI Inc., 9.75%, 04/26/28 (Call 02/15/25)(a)	45	45,405
FirstCash Inc., 4.63%, 09/01/28 (Call 12/01/23)(a)	40	35,167
Group 1 Automotive Inc., 4.00%, 08/15/28 (Call 12/01/23)(a)	65	56,059
Ken Garff Automotive LLC, 4.88%, 09/15/28 (Call 12/01/23)(a)	30	25,496
Michaels Companies Inc. (The), 5.25%, 05/01/28 (Call 11/13/23)(a)(b)	70	50,413
Nordstrom Inc., 6.95%, 03/15/28	25	23,772
PetSmart Inc./PetSmart Finance Corp., 4.75%, 02/15/28 (Call 02/15/24)(a)	100	88,479
SRS Distribution Inc., 4.63%, 07/01/28 (Call 07/01/24)(a)	50	43,625
White Cap Buyer LLC, 6.88%, 10/15/28 (Call 12/01/23)(a)	55	48,156

		689,562

Semiconductors — 0.4%
Entegris Inc., 4.38%, 04/15/28 (Call 11/13/23)(a)	30	26,773

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2028 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors (continued)
ON Semiconductor Corp., 3.88%, 09/01/28 (Call 12/01/23)(a)	$60	$51,494

		78,267

Software — 2.6%
Alteryx Inc., 8.75%, 03/15/28 (Call 03/15/25)(a)(b)	35	34,556
Black Knight InfoServ LLC, 3.63%, 09/01/28 (Call 11/13/23)(a)	85	75,810
Clarivate Science Holdings Corp., 3.88%, 07/01/28 (Call 06/30/24)(a)	80	68,966
Consensus Cloud Solutions Inc., 6.50%, 10/15/28 (Call 10/15/26)(a)	40	33,144
Fair Isaac Corp., 4.00%, 06/15/28 (Call 11/16/23)(a)	80	71,146
Helios Software Holdings Inc./ION Corporate Solutions Finance Sarl, 4.63%, 05/01/28 (Call 05/01/24)(a)	30	25,226
MicroStrategy Inc., 6.13%, 06/15/28 (Call 06/15/24)(a)(b)	40	36,220
Open Text Corp., 3.88%, 02/15/28 (Call 12/01/23)(a)	75	65,272
PTC Inc., 4.00%, 02/15/28 (Call 12/01/23)(a)	45	40,092

		450,432

Telecommunications — 3.3%
Altice France SA/France, 5.50%, 01/15/28 (Call 12/01/23)(a)	90	66,874
Consolidated Communications Inc.
5.00%, 10/01/28 (Call 11/13/23)(a)(b)	35	26,355
6.50%, 10/01/28 (Call 11/13/23)(a)(b)	60	47,554
Frontier Communications Holdings LLC, 5.00%, 05/01/28 (Call 05/01/24)(a)	130	112,629
Frontier Florida LLC, Series E, 6.86%, 02/01/28	25	22,958
Iliad Holding SASU, 7.00%, 10/15/28 (Call 10/15/24)(a)	75	67,819
Level 3 Financing Inc., 4.25%, 07/01/28 (Call 12/01/23)(a)	100	56,473
ViaSat Inc., 6.50%, 07/15/28 (Call 12/01/23)(a)	35	24,778
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/28 (Call 12/01/23)(a)(b)	115	91,122
Zayo Group Holdings Inc., 6.13%, 03/01/28 (Call 12/01/23)(a)	90	59,395

		575,957

Transportation — 0.4%
Cargo Aircraft Management Inc., 4.75%, 02/01/28 (Call 11/16/23)(a)	50	44,122

Security	Par (000)	Value

Transportation (continued)
Danaos Corp., 8.50%, 03/01/28 (Call 03/01/24)(a)	$20	$20,003

		64,125

Trucking & Leasing — 0.4%
Fortress Transportation and Infrastructure Investors LLC, 5.50%, 05/01/28 (Call 05/01/24)(a)	85	77,427

Total Long-Term Investments — 96.8% (Cost: $17,775,651)		16,877,877

	Shares

Short-Term Securities

Money Market Funds — 11.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(d)(e)	1,907,436	1,908,199
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)(d)	40,000	40,000

Total Short-Term Securities — 11.2% (Cost: $1,947,413)		1,948,199

Total Investments — 108.0% (Cost: $19,723,064)		18,826,076

Liabilities in Excess of Other Assets — (8.0)%		(1,398,127)

Net Assets — 100.0%		$17,427,949

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,305,194	$602,137	(a)	$—		$(22)	$890	$1,908,199	1,907,436	$14,265	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	120,000	—		(80,000	)(a)	—	—	40,000	40,000	3,951		—

						$(22)	$890	$1,948,199		$18,216		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2028 Term High Yield and Income ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$16,877,877	$—	$16,877,877
Short-Term Securities
Money Market Funds	1,948,199	—	—	1,948,199

	$1,948,199	$16,877,877	$—	$18,826,076

See notes to financial statements.

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® iBonds® 2029 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 1.1%
Clear Channel Outdoor Holdings Inc., 7.50%, 06/01/29 (Call 06/01/24)(a)	$55	$40,082
Lamar Media Corp., 4.88%, 01/15/29 (Call 01/15/24)	20	18,322
Outfront Media Capital LLC/Outfront Media Capital Corp., 4.25%, 01/15/29 (Call 01/15/24)(a)	20	16,299
Stagwell Global LLC, 5.63%, 08/15/29 (Call 08/15/24)(a)	55	45,448

		120,151

Aerospace & Defense — 1.8%
Bombardier Inc., 7.50%, 02/01/29 (Call 02/01/26)(a)(b)	40	37,050
Howmet Aerospace Inc., 3.00%, 01/15/29 (Call 11/15/28)	30	25,293
Spirit AeroSystems Inc., 9.38%, 11/30/29 (Call 11/30/25)(a)(b)	45	46,227
TransDigm Inc.
4.63%, 01/15/29 (Call 01/15/24)(b)	60	51,695
4.88%, 05/01/29 (Call 05/01/24)(b)	40	34,717

		194,982

Agriculture — 0.3%
Vector Group Ltd., 5.75%, 02/01/29 (Call 02/01/24)(a)	45	38,152

Airlines — 2.2%
American Airlines Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/29(a)	150	135,301
Delta Air Lines Inc., 3.75%, 10/28/29 (Call 07/28/29)	25	21,254
United Airlines Inc., 4.63%, 04/15/29 (Call 10/15/28)(a)	100	84,545

		241,100

Apparel — 0.5%
Crocs Inc., 4.25%, 03/15/29 (Call 03/15/24)(a)	20	16,580
Kontoor Brands Inc., 4.13%, 11/15/29 (Call 11/15/24)(a)	20	16,557
Wolverine World Wide Inc., 4.00%, 08/15/29 (Call 08/15/24)(a)	30	22,340

		55,477

Auto Manufacturers — 0.4%
Allison Transmission Inc., 5.88%, 06/01/29 (Call 06/01/24)(a)(b)	25	23,186
Jaguar Land Rover Automotive PLC, 5.50%, 07/15/29 (Call 07/15/24)(a)	20	17,255

		40,441

Auto Parts & Equipment — 1.2%
American Axle & Manufacturing Inc., 5.00%, 10/01/29 (Call 10/01/24)(b)	30	23,673
Dornoch Debt Merger Sub Inc., 6.63%, 10/15/29 (Call 10/15/24)(a)	32	25,191
Goodyear Tire & Rubber Co. (The), 5.00%, 07/15/29 (Call 04/15/29)(b)	40	34,442
IHO Verwaltungs GmbH, 6.38%, 05/15/29 (Call 05/15/24), (7.13% PIK)(a)(c)	20	17,578
Real Hero Merger Sub 2 Inc., 6.25%, 02/01/29 (Call 02/01/24)(a)(b)	30	23,855

		124,739

Beverages — 0.6%
Primo Water Holdings Inc., 4.38%, 04/30/29 (Call 04/30/24)(a)	40	33,809
Triton Water Holdings Inc., 6.25%, 04/01/29 (Call 04/01/24)(a)(b)	40	32,819

		66,628

Building Materials — 1.0%
Cornerstone Building Brands Inc., 6.13%, 01/15/29 (Call 12/01/23)(a)	20	14,667
Louisiana-Pacific Corp., 3.63%, 03/15/29 (Call 03/15/24)(a)	20	16,600

Security	Par (000)	Value

Building Materials (continued)
PGT Innovations Inc., 4.38%, 10/01/29 (Call 10/01/24)(a)	$30	$27,998
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29 (Call 11/13/23)(a)	35	31,736
Victors Merger Corp., 6.38%, 05/15/29 (Call 05/15/24)(a)	20	12,004

		103,005

Chemicals — 2.8%
Axalta Coating Systems LLC, 3.38%, 02/15/29 (Call 02/15/24)(a)	35	28,848
Chemours Co. (The), 4.63%, 11/15/29 (Call 11/15/24)(a)	30	23,197
EverArc Escrow Sarl, 5.00%, 10/30/29 (Call 10/30/24)(a)	35	26,602
LSF11 A5 HoldCo LLC, 6.63%, 10/15/29 (Call 10/15/24)(a)	15	12,284
Methanex Corp., 5.25%, 12/15/29 (Call 09/15/29)	35	31,008
Olin Corp., 5.63%, 08/01/29 (Call 08/01/24)(b)	35	31,995
Olympus Water U.S. Holding Corp., 6.25%, 10/01/29 (Call 10/01/24)(a)	15	11,353
Rain Carbon Inc., 12.25%, 09/01/29 (Call 03/01/26)(a)	20	20,351
SCIH Salt Holdings Inc., 6.63%, 05/01/29 (Call 05/01/24)(a)	35	29,481
Tronox Inc., 4.63%, 03/15/29 (Call 03/15/24)(a)(b)	55	43,183
WR Grace Holdings LLC, 5.63%, 08/15/29 (Call 08/15/24)(a)	60	46,501

		304,803

Coal — 0.2%
SunCoke Energy Inc., 4.88%, 06/30/29 (Call 06/30/24)(a)	25	20,910

Commercial Services — 6.0%
ADT Security Corp. (The), 4.13%, 08/01/29 (Call 08/01/28)(a)(b)	50	42,904
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.00%, 06/01/29 (Call 06/01/24)(a)	50	36,145
AMN Healthcare Inc., 4.00%, 04/15/29 (Call 04/15/24)(a)	20	16,659
APi Escrow Corp., 4.75%, 10/15/29 (Call 10/15/24)(a)	15	12,904
APi Group DE Inc., 4.13%, 07/15/29 (Call 07/15/24)(a)	15	12,392
APX Group Inc., 5.75%, 07/15/29 (Call 07/15/24)(a)	40	33,408
Avis Budget Car Rental LLC/Avis Budget Finance Inc., 5.38%, 03/01/29 (Call 03/01/24)(a)	30	25,711
Carriage Services Inc., 4.25%, 05/15/29 (Call 05/15/24)(a)	20	16,354
Deluxe Corp., 8.00%, 06/01/29 (Call 06/01/24)(a)	25	19,786
Garda World Security Corp., 6.00%, 06/01/29 (Call 06/01/24)(a)	25	19,119
Gartner Inc., 3.63%, 06/15/29 (Call 06/15/24)(a)	18	15,196
Hertz Corp. (The), 5.00%, 12/01/29 (Call 12/01/24)(a)(b)	50	35,944
Metis Merger Sub LLC, 6.50%, 05/15/29 (Call 05/15/24)(a)	35	28,568
Neptune Bidco U.S. Inc., 9.29%, 04/15/29 (Call 10/15/25)(a)	130	114,830
NESCO Holdings II Inc., 5.50%, 04/15/29 (Call 04/15/24)(a)	45	38,682
Paysafe Finance PLC/Paysafe Holdings U.S. Corp., 4.00%, 06/15/29 (Call 06/15/24)(a)	15	12,149
PROG Holdings Inc., 6.00%, 11/15/29 (Call 11/15/24)(a)	30	25,434
Rent-A-Center Inc./TX, 6.38%, 02/15/29 (Call 02/15/24)(a)	25	21,510
Service Corp. International/U.S., 5.13%, 06/01/29 (Call 06/01/24)	40	36,798
Signal Parent Inc., 6.13%, 04/01/29 (Call 04/01/24)(a)	15	8,623
Sotheby’s/Bidfair Holdings Inc., 5.88%, 06/01/29 (Call 06/01/24)(a)	10	8,013
StoneMor Inc., 8.50%, 05/15/29 (Call 05/15/24)(a)	20	16,035
TriNet Group Inc., 3.50%, 03/01/29 (Call 03/01/24)(a)	30	24,806

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2029 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
WW International Inc., 4.50%, 04/15/29 (Call 04/15/24)(a)(b)	$25	$15,621

		637,591

Computers — 2.1%
Conduent Business Services LLC/Conduent State & Local Solutions Inc., 6.00%, 11/01/29 (Call 11/01/24)(a)	25	20,944
Crowdstrike Holdings Inc., 3.00%, 02/15/29 (Call 02/15/24)	40	33,613
NCR Atleos Escrow Corp., 9.50%, 04/01/29 (Call 10/01/26)(a)	70	68,602
NCR Corp., 5.13%, 04/15/29 (Call 04/15/24)(a)	60	51,612
Seagate HDD Cayman
4.09%, 06/01/29 (Call 03/01/29)	25	21,618
8.25%, 12/15/29 (Call 07/15/26)(a)(b)	25	25,451

		221,840

Cosmetics & Personal Care — 0.4%
Coty Inc./HFC Prestige Products Inc./HFC Prestige International U.S. LLC, 4.75%, 01/15/29 (Call 01/15/25)(a)(b)	25	22,122
Edgewell Personal Care Co., 4.13%, 04/01/29 (Call 04/01/24)(a)	25	20,984

		43,106

Distribution & Wholesale — 0.2%
American Builders & Contractors Supply Co. Inc., 3.88%, 11/15/29 (Call 11/15/24)(a)(b)	20	16,672
Resideo Funding Inc., 4.00%, 09/01/29 (Call 09/01/24)(a)(b)	12	9,672

		26,344

Diversified Financial Services — 2.8%
Aretec Escrow Issuer Inc., 7.50%, 04/01/29 (Call 04/01/24)(a)	20	17,000
Armor Holdco Inc., 8.50%, 11/15/29 (Call 11/15/24)(a)	20	17,469
Cobra AcquisitionCo LLC, 6.38%, 11/01/29 (Call 11/01/24)(a)	20	14,411
Hightower Holding LLC, 6.75%, 04/15/29 (Call 04/15/24)(a)	17	14,487
Jane Street Group/JSG Finance Inc., 4.50%, 11/15/29 (Call 11/15/24)(a)	22	18,741
Macquarie Airfinance Holdings Ltd., 8.13%, 03/30/29 (Call 09/30/25)(a)	25	24,635
Navient Corp., 5.50%, 03/15/29 (Call 06/15/28)	40	32,467
OneMain Finance Corp.
5.38%, 11/15/29 (Call 05/15/29)	40	33,039
9.00%, 01/15/29 (Call 07/15/25)(b)	25	24,384
PennyMac Financial Services Inc., 4.25%, 02/15/29 (Call 02/15/24)(a)	35	28,582
PRA Group Inc., 5.00%, 10/01/29 (Call 10/01/24)(a)(b)	20	13,471
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., 3.63%, 03/01/29 (Call 03/01/24)(a)	40	32,523
United Wholesale Mortgage LLC, 5.50%, 04/15/29 (Call 04/15/24)(a)	35	29,280

		300,489

Electric — 1.8%
Calpine Corp., 4.63%, 02/01/29 (Call 02/01/24)(a)	35	29,513
DPL Inc., 4.35%, 04/15/29 (Call 01/15/29)	20	16,487
Leeward Renewable Energy Operations LLC, 4.25%, 07/01/29 (Call 07/01/24)(a)	20	16,365
NRG Energy Inc.
3.38%, 02/15/29 (Call 02/15/24)(a)	30	24,458
5.25%, 06/15/29 (Call 06/15/24)(a)	30	26,527
TransAlta Corp., 7.75%, 11/15/29 (Call 11/15/25)	20	20,012

Security	Par (000)	Value

Electric (continued)
Vistra Operations Co. LLC, 4.38%, 05/01/29 (Call 05/01/24)(a)	$65	$55,100

		188,462

Electrical Components & Equipment — 0.3%
Energizer Holdings Inc., 4.38%, 03/31/29 (Call 12/01/23)(a)(b)	40	32,814

Electronics — 1.8%
II-VI Inc., 5.00%, 12/15/29 (Call 12/14/24)(a)(b)	50	42,479
Imola Merger Corp., 4.75%, 05/15/29 (Call 05/15/24)(a)	100	87,325
Sensata Technologies BV, 4.00%, 04/15/29 (Call 04/15/24)(a)	50	42,522
TTM Technologies Inc., 4.00%, 03/01/29 (Call 03/01/24)(a)	25	20,538

		192,864

Engineering & Construction — 0.9%
Arcosa Inc., 4.38%, 04/15/29 (Call 04/15/24)(a)	20	17,488
Dycom Industries Inc., 4.50%, 04/15/29 (Call 04/15/24)(a)	20	17,268
Global Infrastructure Solutions Inc., 5.63%, 06/01/29 (Call 06/01/24)(a)	20	16,154
Great Lakes Dredge & Dock Corp., 5.25%, 06/01/29 (Call 06/01/24)(a)	15	12,274
TopBuild Corp., 3.63%, 03/15/29 (Call 03/15/24)(a)	20	16,730
VM Consolidated Inc., 5.50%, 04/15/29 (Call 04/15/24)(a)	20	17,696

		97,610

Entertainment — 4.4%
AMC Entertainment Holdings Inc., 7.50%, 02/15/29 (Call 02/15/25)(a)(b)	50	35,094
Banijay Entertainment SASU, 8.13%, 05/01/29 (Call 11/01/25)(a)	20	19,595
Boyne USA Inc., 4.75%, 05/15/29 (Call 05/15/24)(a)	35	30,515
Caesars Entertainment Inc., 4.63%, 10/15/29 (Call 10/15/24)(a)	60	49,344
Cedar Fair LP, 5.25%, 07/15/29 (Call 07/15/24)(b)	20	17,242
Everi Holdings Inc., 5.00%, 07/15/29 (Call 07/15/24)(a)	20	16,800
International Game Technology PLC, 5.25%, 01/15/29 (Call 01/15/24)(a)	40	36,408
Jacobs Entertainment Inc., 6.75%, 02/15/29 (Call 02/15/25)(a)	25	21,284
Light & Wonder International Inc., 7.25%, 11/15/29 (Call 11/15/24)(a)	25	24,248
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29 (Call 04/15/24)(a)	30	19,705
Midwest Gaming Borrower LLC, 4.88%, 05/01/29 (Call 05/01/24)(a)	40	33,323
Penn National Gaming Inc., 4.13%, 07/01/29 (Call 07/01/24)(a)(b)	20	15,541
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp., 5.63%, 09/01/29 (Call 09/01/24)(a)	40	28,105
Resorts World Las Vegas LLC, 4.63%, 04/16/29 (Call 01/16/29)(d)	40	30,649
SeaWorld Parks & Entertainment Inc., 5.25%, 08/15/29 (Call 08/15/24)(a)	35	30,484
WMG Acquisition Corp., 3.75%, 12/01/29 (Call 12/01/24)(a)	30	25,181
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29 (Call 07/01/29)(a)	40	34,154

		467,672

Environmental Control — 1.6%
Clean Harbors Inc., 5.13%, 07/15/29 (Call 07/15/24)(a)	15	13,498
Covanta Holding Corp., 4.88%, 12/01/29 (Call 12/01/24)(a)	40	31,293

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2029 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Environmental Control (continued)
GFL Environmental Inc.
4.38%, 08/15/29 (Call 08/15/24)(a)	$30	$25,592
4.75%, 06/15/29 (Call 06/15/24)(a)	40	35,135
Madison IAQ LLC, 5.88%, 06/30/29 (Call 06/30/24)(a)	52	40,278
Stericycle Inc., 3.88%, 01/15/29 (Call 11/16/23)(a)	30	25,568

		171,364

Food — 2.2%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC, 3.50%, 03/15/29 (Call 12/01/23)(a)	70	59,675
Performance Food Group Inc., 4.25%, 08/01/29 (Call 08/01/24)(a)	50	42,374
Post Holdings Inc., 5.50%, 12/15/29 (Call 12/15/24)(a)	60	53,220
Simmons Foods Inc./Simmons Prepared Foods Inc./Simmons Pet Food Inc./Simmons Feed, 4.63%, 03/01/29 (Call 03/01/24)(a)	45	36,556
U.S. Foods Inc., 4.75%, 02/15/29 (Call 02/15/24)(a)	45	39,646

		231,471

Food Service — 0.3%
TKC Holdings Inc., 10.50%, 05/15/29 (Call 05/15/24)(a)	35	27,999

Forest Products & Paper — 0.4%
Glatfelter Corp., 4.75%, 11/15/29 (Call 11/01/24)(a)(b)	20	13,125
Mercer International Inc., 5.13%, 02/01/29 (Call 02/01/24)(b)	42	32,941

		46,066

Health Care - Products — 3.5%
Avantor Funding Inc., 3.88%, 11/01/29 (Call 11/01/24)(a)	40	33,463
Hologic Inc., 3.25%, 02/15/29 (Call 12/01/23)(a)	50	41,987
Mozart Debt Merger Sub Inc.
3.88%, 04/01/29 (Call 10/01/24)(a)	225	189,884
5.25%, 10/01/29 (Call 10/01/24)(a)(b)	125	106,433

		371,767

Health Care - Services — 2.5%
Acadia Healthcare Co. Inc., 5.00%, 04/15/29 (Call 12/01/23)(a)	25	22,397
AHP Health Partners Inc., 5.75%, 07/15/29 (Call 07/15/24)(a)	17	14,011
Catalent Pharma Solutions Inc., 3.13%, 02/15/29 (Call 02/15/24)(a)(b)	32	25,333
Charles River Laboratories International Inc., 3.75%, 03/15/29 (Call 03/15/24)(a)	25	21,182
CHS/Community Health Systems Inc., 6.00%, 01/15/29 (Call 01/15/24)(a)	48	36,371
HealthEquity Inc., 4.50%, 10/01/29 (Call 10/01/24)(a)	30	25,734
Kedrion SpA, 6.50%, 09/01/29 (Call 09/01/25)(a)	40	33,441
Lifepoint Health Inc., 5.38%, 01/15/29 (Call 01/15/24)(a)	25	15,112
ModivCare Escrow Issuer Inc., 5.00%, 10/01/29 (Call 10/01/24)(a)	25	18,219
Tenet Healthcare Corp., 4.25%, 06/01/29 (Call 06/01/24)	70	59,978

		271,778

Holding Companies - Diversified — 0.7%
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29 (Call 04/15/24)(a)	50	42,763
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.38%, 02/01/29 (Call 08/01/28)(b)	40	30,934

		73,697

Home Builders — 1.1%
Ashton Woods USA LLC/Ashton Woods Finance Co., 4.63%, 08/01/29 (Call 08/01/24)(a)	15	12,159
Beazer Homes USA Inc., 7.25%, 10/15/29 (Call 10/15/24)(b)	20	18,251

Security	Par (000)	Value

Home Builders (continued)
Brookfield Residential Properties Inc./Brookfield Residential U.S. LLC, 5.00%, 06/15/29 (Call 06/15/24)(a)	$20	$15,724
Century Communities Inc., 3.88%, 08/15/29 (Call 02/15/29)(a)	25	20,184
KB Home, 4.80%, 11/15/29 (Call 05/15/29)	12	10,398
LGI Homes Inc., 4.00%, 07/15/29 (Call 01/15/29)(a)	15	11,545
Shea Homes LP/Shea Homes Funding Corp., 4.75%, 04/01/29 (Call 04/01/24)	17	14,401
Thor Industries Inc., 4.00%, 10/15/29 (Call 10/15/24)(a)(b)	25	20,388

		123,050

Home Furnishings — 0.3%
Tempur Sealy International Inc., 4.00%, 04/15/29 (Call 04/15/24)(a)	40	32,807

Household Products & Wares — 0.4%
ACCO Brands Corp., 4.25%, 03/15/29 (Call 03/15/24)(a)	30	24,880
Spectrum Brands Inc., 5.00%, 10/01/29 (Call 10/01/24)(a)	15	13,456

		38,336

Housewares — 0.5%
Newell Brands Inc., 6.63%, 09/15/29 (Call 06/15/29)	25	23,019
Scotts Miracle-Gro Co. (The), 4.50%, 10/15/29 (Call 10/15/24)	20	15,812
SWF Escrow Issuer Corp., 6.50%, 10/01/29 (Call 10/01/24)(a)	25	14,130

		52,961

Insurance — 1.7%
Acrisure LLC/Acrisure Finance Inc.
4.25%, 02/15/29 (Call 02/15/24)(a)	35	28,702
6.00%, 08/01/29 (Call 08/01/24)(a)	25	20,184
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 5.88%, 11/01/29 (Call 11/01/24)(a)	25	20,894
AmWINS Group Inc., 4.88%, 06/30/29 (Call 06/30/24)(a)	40	34,305
AssuredPartners Inc., 5.63%, 01/15/29 (Call 12/15/23)(a)	30	25,504
BroadStreet Partners Inc., 5.88%, 04/15/29 (Call 04/15/24)(a)	35	30,500
Hub International Ltd., 5.63%, 12/01/29 (Call 12/01/24)(a)(b)	30	25,866

		185,955

Internet — 1.2%
Go Daddy Operating Co. LLC/GD Finance Co. Inc., 3.50%, 03/01/29 (Call 03/01/24)(a)	40	33,641
Match Group Holdings II LLC, 5.63%, 02/15/29 (Call 02/15/24)(a)(b)	20	18,133
Newfold Digital Holdings Group Inc., 6.00%, 02/15/29 (Call 02/15/24)(a)	25	16,381
Uber Technologies Inc., 4.50%, 08/15/29 (Call 08/15/24)(a)(b)	75	66,184

		134,339

Iron & Steel — 0.9%
Allegheny Technologies Inc., 4.88%, 10/01/29 (Call 10/01/24)	15	12,811
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29 (Call 12/01/23)(a)	30	29,714
Cleveland-Cliffs Inc., 4.63%, 03/01/29 (Call 03/01/24)(a)	15	12,938
TMS International Corp./DE, 6.25%, 04/15/29 (Call 04/15/24)(a)	20	15,835
U.S. Steel Corp., 6.88%, 03/01/29 (Call 03/01/24)	23	22,426

		93,724

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2029 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Leisure Time — 3.4%
Carnival Corp.
6.00%, 05/01/29 (Call 11/01/24)(a)	$102	$86,134
7.00%, 08/15/29 (Call 08/15/26)(a)	25	24,500
MajorDrive Holdings IV LLC, 6.38%, 06/01/29 (Call 06/01/24)(a)	27	20,915
NCL Corp. Ltd.
7.75%, 02/15/29 (Call 11/15/28)(a)(b)	30	26,178
8.13%, 01/15/29 (Call 01/15/26)(a)	40	39,104
Royal Caribbean Cruises Ltd.
8.25%, 01/15/29 (Call 04/01/25)(a)	50	51,287
9.25%, 01/15/29 (Call 04/01/25)(a)(b)	50	52,265
Viking Cruises Ltd., 7.00%, 02/15/29 (Call 02/15/24)(a)(b)	25	22,605
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29 (Call 02/15/24)(a)	17	15,040
Vista Outdoor Inc., 4.50%, 03/15/29 (Call 03/15/24)(a)(b)	25	23,271

		361,299

Lodging — 2.6%
Hilton Domestic Operating Co. Inc., 3.75%, 05/01/29 (Call 05/01/24)(a)	40	34,475
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 5.00%, 06/01/29 (Call 06/01/24)(a)	45	37,866
Las Vegas Sands Corp., 3.90%, 08/08/29 (Call 05/08/29)	40	34,572
Marriott Ownership Resorts Inc., 4.50%, 06/15/29 (Call 06/15/24)(a)(b)	25	20,493
Melco Resorts Finance Ltd., 5.38%, 12/04/29 (Call 12/04/24)(a)	70	55,636
Studio City Finance Ltd., 5.00%, 01/15/29 (Call 01/15/24)(a)	45	32,249
Travel + Leisure Co., 4.50%, 12/01/29 (Call 09/01/29)(a)(b)	35	28,853
Wynn Macau Ltd., 5.13%, 12/15/29 (Call 12/15/24)(a)	50	39,199

		283,343

Machinery — 0.7%
BWX Technologies Inc., 4.13%, 04/15/29 (Call 04/15/24)(a)	20	17,282
Mueller Water Products Inc., 4.00%, 06/15/29 (Call 06/15/24)(a)	25	21,420
OT Merger Corp., 7.88%, 10/15/29 (Call 10/15/24)(a)	10	5,900
Terex Corp., 5.00%, 05/15/29 (Call 05/15/24)(a)	30	26,399

		71,001

Media — 6.3%
Altice Financing SA, 5.75%, 08/15/29 (Call 08/15/24)(a)	105	81,086
AMC Networks Inc., 4.25%, 02/15/29 (Call 02/15/24)	40	25,063
CCO Holdings LLC/CCO Holdings Capital Corp.
5.38%, 06/01/29 (Call 06/01/24)(a)	75	65,640
6.38%, 09/01/29 (Call 09/01/25)(a)	75	68,790
CSC Holdings LLC, 6.50%, 02/01/29 (Call 02/01/24)(a)	90	71,070
LCPR Senior Secured Financing DAC, 5.13%, 07/15/29 (Call 07/15/24)(a)	40	31,409
McGraw-Hill Education Inc., 8.00%, 08/01/29 (Call 08/01/24)(a)	37	30,708
News Corp., 3.88%, 05/15/29 (Call 05/15/24)(a)	50	42,811
Scripps Escrow II Inc., 3.88%, 01/15/29 (Call 01/15/24)(a)	25	18,964
Sirius XM Radio Inc., 5.50%, 07/01/29 (Call 07/01/24)(a)	65	57,614
TEGNA Inc., 5.00%, 09/15/29 (Call 09/15/24)	55	46,180
Univision Communications Inc., 4.50%, 05/01/29 (Call 05/01/24)(a)	55	43,732
Videotron Ltd., 3.63%, 06/15/29 (Call 06/15/24)(a)	30	25,313

Security	Par (000)	Value

Media (continued)
Virgin Media Secured Finance PLC, 5.50%, 05/15/29 (Call 05/15/24)(a)	$70	$61,977

		670,357

Metal Fabricate & Hardware — 0.2%
Roller Bearing Co of America Inc., 4.38%, 10/15/29 (Call 10/15/24)(a)	25	21,217

Mining — 0.6%
Coeur Mining Inc., 5.13%, 02/15/29 (Call 02/15/24)(a)	20	16,663
Constellium SE, 3.75%, 04/15/29 (Call 04/15/24)(a)	30	24,678
Hudbay Minerals Inc., 6.13%, 04/01/29 (Call 04/01/24)(d)	30	26,953

		68,294

Office & Business Equipment — 0.1%
Pitney Bowes Inc., 7.25%, 03/15/29 (Call 03/15/24)(a)	20	15,102

Office Furnishings — 0.2%
Steelcase Inc., 5.13%, 01/18/29 (Call 10/18/28)	25	22,025

Oil & Gas — 4.6%
Antero Resources Corp., 7.63%, 02/01/29 (Call 02/01/24)(a)	20	20,273
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 5.88%, 06/30/29 (Call 09/01/24)(a)(b)	20	17,645
Chesapeake Energy Corp.
5.88%, 02/01/29 (Call 02/05/24)(a)	25	23,544
6.75%, 04/15/29 (Call 04/15/24)(a)	50	48,997
CNX Resources Corp., 6.00%, 01/15/29 (Call 01/15/24)(a)	25	22,955
Colgate Energy Partners III LLC, 5.88%, 07/01/29 (Call 07/01/24)(a)	35	32,662
Comstock Resources Inc., 6.75%, 03/01/29 (Call 03/01/24)(a)	60	54,654
CrownRock LP/CrownRock Finance Inc., 5.00%, 05/01/29 (Call 05/01/24)(a)	15	14,133
Hilcorp Energy I LP/Hilcorp Finance Co., 5.75%, 02/01/29 (Call 02/01/24)(a)	30	27,017
Laredo Petroleum Inc., 7.75%, 07/31/29 (Call 07/31/24)(a)(b)	15	13,524
MEG Energy Corp., 5.88%, 02/01/29 (Call 02/01/24)(a)	30	28,063
Murphy Oil Corp., 7.05%, 05/01/29	15	14,746
Parkland Corp., 4.50%, 10/01/29 (Call 10/01/24)(a)	40	34,503
Precision Drilling Corp., 6.88%, 01/15/29 (Call 01/15/25)(a)	20	18,598
Range Resources Corp., 8.25%, 01/15/29 (Call 01/15/24)	25	25,632
Rockcliff Energy II LLC, 5.50%, 10/15/29 (Call 10/15/24)(a)	30	27,143
Southwestern Energy Co., 5.38%, 02/01/29 (Call 02/01/24)	35	32,382
Sunoco LP/Sunoco Finance Corp., 4.50%, 05/15/29 (Call 05/15/24)	40	34,661

		491,132

Packaging & Containers — 1.6%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 4.00%, 09/01/29 (Call 05/15/24)(a)(b)	45	33,746
Ball Corp., 6.00%, 06/15/29 (Call 05/15/26)	50	47,888
Clydesdale Acquisition Holdings Inc., 6.63%, 04/15/29 (Call 04/15/25)(a)	25	22,712
Graphic Packaging International LLC, 3.50%, 03/01/29 (Call 09/01/28)(a)	20	16,777
LABL Inc., 8.25%, 11/01/29 (Call 11/01/24)(a)	25	18,563
Sealed Air Corp., 5.00%, 04/15/29 (Call 04/15/25)(a)	15	13,359

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2029 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Packaging & Containers (continued)
TriMas Corp., 4.13%, 04/15/29 (Call 04/15/24)(a)	$20	$16,762

		169,807

Pharmaceuticals — 1.6%
180 Medical Inc., 3.88%, 10/15/29 (Call 10/07/24)(a)	25	20,905
AdaptHealth LLC, 4.63%, 08/01/29 (Call 02/01/24)(a)	25	18,692
HLF Financing Sarl LLC/Herbalife International Inc., 4.88%, 06/01/29 (Call 06/01/24)(a)	30	20,488
Jazz Securities DAC, 4.38%, 01/15/29 (Call 07/15/24)(a)	75	65,188
Option Care Health Inc., 4.38%, 10/31/29 (Call 10/31/24)(a)	30	25,172
Owens & Minor Inc., 4.50%, 03/31/29 (Call 03/31/24)(a)	25	20,155

		170,600

Pipelines — 3.9%
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 06/15/29 (Call 06/15/24)(a)	35	31,900
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.00%, 02/01/29 (Call 02/01/24)(a)	35	33,765
8.00%, 04/01/29 (Call 04/01/24)(a)	20	20,470
DT Midstream Inc., 4.13%, 06/15/29 (Call 06/15/24)(a)	55	47,322
EnLink Midstream LLC, 5.38%, 06/01/29 (Call 03/01/29)	25	22,903
EQM Midstream Partners LP, 4.50%, 01/15/29 (Call 07/15/28)(a)	40	35,049
Global Partners LP/GLP Finance Corp., 6.88%, 01/15/29 (Call 01/15/24)	17	15,110
ITT Holdings LLC, 6.50%, 08/01/29 (Call 08/01/24)(a)	60	50,335
Rockies Express Pipeline LLC, 4.95%, 07/15/29 (Call 04/15/29)(a)	30	26,515
Venture Global Calcasieu Pass LLC, 3.88%, 08/15/29 (Call 02/15/29)(a)	65	54,228
Venture Global LNG Inc., 9.50%, 02/01/29 (Call 11/01/28)(a)	78	79,116

		416,713

Real Estate — 0.9%
Howard Hughes Corp. (The), 4.13%, 02/01/29 (Call 02/01/24)(a)	35	28,388
Hunt Companies Inc., 5.25%, 04/15/29 (Call 04/15/24)(a)	30	23,653
Kennedy-Wilson Inc., 4.75%, 03/01/29 (Call 03/01/24)	30	22,761
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 01/15/29 (Call 01/15/24)(a)	27	17,068

		91,870

Real Estate Investment Trusts — 3.8%
Apollo Commercial Real Estate Finance Inc., 4.63%, 06/15/29 (Call 06/15/24)(a)(b)	25	19,161
Brandywine Operating Partnership LP, 4.55%, 10/01/29 (Call 07/01/29)	20	15,325
Iron Mountain Inc.
4.88%, 09/15/29 (Call 09/15/24)(a)	50	43,574
7.00%, 02/15/29 (Call 08/15/25)(a)	50	48,525
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, 06/15/29 (Call 06/15/24)(a)	35	28,209
MPT Operating Partnership LP/MPT Finance Corp., 4.63%, 08/01/29 (Call 08/01/24)	47	32,661
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 4.88%, 05/15/29 (Call 05/15/24)(a)	40	33,548
RHP Hotel Properties LP/RHP Finance Corp., 4.50%, 02/15/29 (Call 02/15/24)(a)	30	25,544
RLJ Lodging Trust LP, 4.00%, 09/15/29 (Call 09/15/24)(a)	25	20,388
SBA Communications Corp., 3.13%, 02/01/29 (Call 02/01/24)	75	62,175

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Service Properties Trust, 4.95%, 10/01/29 (Call 07/01/29)	$22	$15,854
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC, 6.50%, 02/15/29 (Call 02/15/24)(a)(b)	55	35,706
XHR LP, 4.88%, 06/01/29 (Call 06/01/24)(a)	25	21,362

		402,032

Retail — 7.0%
1011778 BC ULC/New Red Finance Inc., 3.50%, 02/15/29 (Call 02/15/24)(a)	40	34,291
Arko Corp., 5.13%, 11/15/29 (Call 11/15/24)(a)	25	20,262
Asbury Automotive Group Inc., 4.63%, 11/15/29 (Call 11/15/24)(a)(b)	40	33,811
Bath & Body Works Inc., 7.50%, 06/15/29 (Call 06/15/24)(b)	25	24,443
Beacon Roofing Supply Inc., 4.13%, 05/15/29 (Call 05/15/24)(a)	20	16,792
Bloomin’ Brands Inc./OSI Restaurant Partners LLC, 5.13%, 04/15/29 (Call 04/15/24)(a)	15	13,039
BlueLinx Holdings Inc., 6.00%, 11/15/29 (Call 11/15/24)(a)	17	14,342
Carrols Restaurant Group Inc., 5.88%, 07/01/29 (Call 07/01/24)(a)	17	13,778
Ferrellgas LP/Ferrellgas Finance Corp., 5.88%, 04/01/29 (Call 04/01/24)(a)	35	30,910
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc., 4.63%, 01/15/29 (Call 01/15/25)(a)	50	42,129
Foot Locker Inc., 4.00%, 10/01/29 (Call 10/01/24)(a)(b)	20	14,707
Foundation Building Materials Inc., 6.00%, 03/01/29 (Call 03/01/24)(a)	20	16,497
Gap Inc. (The), 3.63%, 10/01/29 (Call 10/01/24)(a)(b)	40	30,599
GYP Holdings III Corp., 4.63%, 05/01/29 (Call 05/01/24)(a)	20	16,438
LBM Acquisition LLC, 6.25%, 01/15/29 (Call 01/15/24)(a)	40	31,604
LCM Investments Holdings II LLC, 4.88%, 05/01/29 (Call 05/01/24)(a)	50	41,992
Lithia Motors Inc., 3.88%, 06/01/29 (Call 06/01/24)(a)	40	33,098
Macy’s Retail Holdings LLC, 5.88%, 04/01/29 (Call 04/01/24)(a)(b)	25	22,109
Murphy Oil USA Inc., 4.75%, 09/15/29 (Call 09/15/24)	25	22,200
Papa John’s International Inc., 3.88%, 09/15/29 (Call 09/15/24)(a)	20	16,546
Park River Holdings Inc.
5.63%, 02/01/29 (Call 02/01/24)(a)	20	14,728
6.75%, 08/01/29 (Call 08/01/24)(a)	17	12,936
Patrick Industries Inc., 4.75%, 05/01/29 (Call 05/01/24)(a)(b)	20	16,353
Penske Automotive Group Inc., 3.75%, 06/15/29 (Call 06/15/24)(b)	25	20,604
PetSmart Inc./PetSmart Finance Corp., 7.75%, 02/15/29 (Call 02/15/24)(a)	60	55,272
Sonic Automotive Inc., 4.63%, 11/15/29 (Call 11/15/24)(a)(b)	35	29,165
SRS Distribution Inc.
6.00%, 12/01/29 (Call 12/01/24)(a)	45	37,466
6.13%, 07/01/29 (Call 07/01/24)(a)	25	20,936
Superior Plus LP/Superior General Partner Inc., 4.50%, 03/15/29 (Call 03/15/24)(a)	30	25,621
Victoria’s Secret & Co., 4.63%, 07/15/29 (Call 07/15/24)(a)	30	22,057

		744,725

Semiconductors — 0.3%
Entegris Inc., 3.63%, 05/01/29 (Call 05/01/24)(a)	20	16,724
Synaptics Inc., 4.00%, 06/15/29 (Call 06/15/24)(a)	20	16,628

		33,352

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2029 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software — 5.7%
Central Parent Inc./CDK Global Inc., 7.25%, 06/15/29 (Call 06/15/25)(a)	$40	$38,394
Central Parent LLC/CDK Global II LLC/CDK Financing Co. Inc., 8.00%, 06/15/29 (Call 06/15/25)(a)	40	39,677
Clarivate Science Holdings Corp., 4.88%, 07/01/29 (Call 06/30/24)(a)(b)	45	37,941
Cloud Software Group Inc.
6.50%, 03/31/29 (Call 09/30/25)(a)	185	162,360
9.00%, 09/30/29 (Call 09/30/25)(a)	175	149,169
Dun & Bradstreet Corp. (The), 5.00%, 12/15/29 (Call 12/15/24)(a)(b)	25	21,518
Elastic NV, 4.13%, 07/15/29 (Call 07/15/24)(a)	30	25,249
Open Text Corp., 3.88%, 12/01/29 (Call 12/01/24)(a)(b)	45	36,889
Playtika Holding Corp., 4.25%, 03/15/29 (Call 03/15/24)(a)	25	20,153
Rocket Software Inc., 6.50%, 02/15/29 (Call 02/15/24)(a)	30	24,425
Twilio Inc., 3.63%, 03/15/29 (Call 03/15/24)(b)	25	20,831
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29 (Call 02/01/24)(a)(b)	35	28,891

		605,497

Telecommunications — 3.1%
Altice France SA/France
5.13%, 01/15/29 (Call 12/01/23)(a)	25	17,270
5.13%, 07/15/29 (Call 04/15/24)(a)	125	85,629
5.50%, 10/15/29 (Call 10/15/24)(a)	100	69,007
CommScope Inc., 4.75%, 09/01/29 (Call 09/01/24)(a)	65	44,356
Frontier Communications Holdings LLC
5.88%, 11/01/29 (Call 11/01/24)(b)	35	26,361
6.75%, 05/01/29 (Call 05/01/24)(a)	52	41,171
Level 3 Financing Inc., 3.88%, 11/15/29 (Call 08/15/29)(a)	30	27,458
Viavi Solutions Inc., 3.75%, 10/01/29 (Call 10/01/24)(a)	20	15,811

		327,063

Transportation — 0.7%
Carriage Purchaser Inc., 7.88%, 10/15/29 (Call 10/15/24)(a)	14	10,281
First Student Bidco Inc./First Transit Parent Inc., 4.00%, 07/31/29 (Call 07/31/24)(a)	40	32,207

Security	Par (000)	Value

Transportation (continued)
Seaspan Corp., 5.50%, 08/01/29 (Call 08/01/24)(a)	$40	$30,798

		73,286

Total Long-Term Investments — 97.4% (Cost: $11,257,317)		10,413,209

	Shares

Short-Term Securities

Money Market Funds — 13.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(e)(f)(g)	1,353,983	1,354,524
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(e)(f)	40,000	40,000

Total Short-Term Securities — 13.1% (Cost: $1,393,996)		1,394,524

Total Investments — 110.5% (Cost: $12,651,313)		11,807,733

Liabilities in Excess of Other Assets — (10.5)%		(1,120,918)

Net Assets — 100.0%		$10,686,815

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,466,336	$—	$(112,845	)(a)	$367	$666	$1,354,524	1,353,983	$9,387	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	70,000	—	(30,000	)(a)	—	—	40,000	40,000	1,989		—

					$367	$666	$1,394,524		$11,376		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2029 Term High Yield and Income ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$10,413,209	$—	$10,413,209
Short-Term Securities
Money Market Funds	1,394,524	—	—	1,394,524

	$1,394,524	$10,413,209	$—	$11,807,733

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments October 31, 2023	iShares® iBonds® 2030 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.6%
Lamar Media Corp., 4.00%, 02/15/30 (Call 02/15/25)	$40	$33,807
Outfront Media Capital LLC/Outfront Media Capital Corp., 4.63%, 03/15/30 (Call 03/15/25)(a)(b)	35	28,239

		62,046

Aerospace & Defense — 1.0%
TransDigm Inc., 6.88%, 12/15/30 (Call 08/18/26)(a)	100	96,737

Agriculture — 0.7%
Darling Ingredients Inc., 6.00%, 06/15/30 (Call 06/15/25)(a)	70	65,229

Airlines — 0.5%
VistaJet Malta Finance PLC/Vista Management Holding Inc., 6.38%, 02/01/30 (Call 02/01/25)(a)	70	46,857

Auto Manufacturers — 3.0%
Ford Holdings LLC, 9.30%, 03/01/30	20	21,427
Ford Motor Co., 9.63%, 04/22/30 (Call 01/22/30)	30	33,461
Ford Motor Credit Co. LLC
4.00%, 11/13/30 (Call 08/13/30)	115	94,721
7.20%, 06/10/30 (Call 04/10/30)	60	59,894
7.35%, 03/06/30 (Call 01/06/30)	80	80,429

		289,932

Auto Parts & Equipment — 0.7%
Dana Inc., 4.25%, 09/01/30 (Call 05/01/26)	30	23,790
ZF North America Capital Inc., 7.13%, 04/14/30 (Call 02/14/30)(a)	45	43,708

		67,498

Banks — 0.4%
Freedom Mortgage Corp., 12.25%, 10/01/30 (Call 10/01/26)(a)	35	35,022

Building Materials — 4.1%
Boise Cascade Co., 4.88%, 07/01/30 (Call 07/01/25)(a)	30	25,804
Builders FirstSource Inc., 5.00%, 03/01/30 (Call 03/01/25)(a)	40	34,983
Emerald Debt Merger Sub LLC, 6.63%, 12/15/30 (Call 06/15/26)(a)	165	157,090
Masonite International Corp., 3.50%, 02/15/30 (Call 08/15/29)(a)	25	20,002
MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, 02/01/30 (Call 02/01/25)(a)(b)	35	27,776
Oscar AcquisitionCo LLC/Oscar Finance Inc., 9.50%, 04/15/30 (Call 04/15/25)(a)(b)	40	35,355
Standard Industries Inc./NJ, 4.38%, 07/15/30 (Call 07/15/25)(a)	115	94,083

		395,093

Chemicals — 2.2%
Avient Corp., 7.13%, 08/01/30 (Call 08/01/25)(a)(b)	55	53,145
Nufarm Australia Ltd./Nufarm Americas Inc., 5.00%, 01/27/30 (Call 01/27/25)(a)	25	21,764
Olin Corp., 5.00%, 02/01/30 (Call 02/01/24)	40	34,591
SPCM SA, 3.38%, 03/15/30 (Call 03/15/25)(a)	25	20,032
Valvoline Inc., 4.25%, 02/15/30 (Call 02/15/25)(a)	40	39,433
Vibrantz Technologies Inc., 9.00%, 02/15/30 (Call 02/15/25)(a)	55	43,976

		212,941

Commercial Services — 2.8%
Gartner Inc., 3.75%, 10/01/30 (Call 10/01/25)(a)	39	32,417
Mobius Merger Sub Inc., 9.00%, 06/01/30 (Call 06/01/26)(a)	35	31,311

Security	Par (000)	Value

Commercial Services (continued)
Service Corp. International/U.S., 3.38%, 08/15/30 (Call 08/15/25)	$60	$48,055
United Rentals North America Inc.
4.00%, 07/15/30 (Call 07/15/25)	55	46,230
5.25%, 01/15/30 (Call 01/15/25)	55	50,299
VT Topco Inc., 8.50%, 08/15/30 (Call 08/15/26)(a)	35	34,123
ZipRecruiter Inc., 5.00%, 01/15/30 (Call 01/15/25)(a)(b)	40	31,214

		273,649

Computers — 1.5%
Condor Merger Sub Inc., 7.38%, 02/15/30 (Call 02/15/25)(a)	145	115,949
NCR Corp., 5.25%, 10/01/30 (Call 10/01/25)(a)	35	28,980

		144,929

Cosmetics & Personal Care — 0.5%
Coty Inc./HFC Prestige Products Inc./HFC Prestige International U.S. LLC, 6.63%, 07/15/30 (Call 07/16/26)(a)(b)	50	47,862

Distribution & Wholesale — 0.6%
Windsor Holdings III LLC, 8.50%, 06/15/30 (Call 06/15/26)(a)	60	58,797

Diversified Financial Services — 2.1%
Aretec Escrow Issuer 2 Inc., 10.00%, 08/15/30 (Call 08/15/26)(a)	20	20,234
Burford Capital Global Finance LLC, 6.88%, 04/15/30 (Call 04/15/25)(a)	25	22,573
Midcap Financial Issuer Trust, 5.63%, 01/15/30 (Call 01/15/25)(a)	30	23,232
Nationstar Mortgage Holdings Inc., 5.13%, 12/15/30 (Call 12/15/25)(a)	45	36,572
Navient Corp., 9.38%, 07/25/30 (Call 10/25/29)	35	32,994
NFP Corp., 7.50%, 10/01/30 (Call 10/01/25)(a)	25	23,713
OneMain Finance Corp., 4.00%, 09/15/30 (Call 09/15/25)	60	43,947

		203,265

Electric — 2.2%
FirstEnergy Corp.
2.65%, 03/01/30 (Call 12/01/29)	45	36,310
Series B, 2.25%, 09/01/30 (Call 06/01/30)	35	27,003
PG&E Corp., 5.25%, 07/01/30 (Call 07/01/25)	70	61,300
Talen Energy Supply LLC, 8.63%, 06/01/30 (Call 06/01/26)(a)	85	86,463

		211,076

Electronics — 0.6%
Sensata Technologies BV, 5.88%, 09/01/30 (Call 09/01/25)(a)	35	31,968
Sensata Technologies Inc., 4.38%, 02/15/30 (Call 11/15/29)(a)	35	29,526

		61,494

Energy - Alternate Sources — 0.4%
TerraForm Power Operating LLC, 4.75%, 01/15/30 (Call 01/15/25)(a)	50	42,528

Engineering & Construction — 1.0%
Brand Industrial Services Inc., 10.38%, 08/01/30 (Call 08/01/26)(a)	100	99,362

Entertainment — 3.4%
Caesars Entertainment Inc., 7.00%, 02/15/30 (Call 02/15/26)(a)	145	139,565
CDI Escrow Issuer Inc., 5.75%, 04/01/30 (Call 04/01/25)(a)	85	76,077

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2030 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Entertainment (continued)
Ontario Gaming GTA LP, 8.00%, 08/01/30 (Call 08/01/25)(a)	$30	$29,441
Scientific Games Holdings LP/Scientific Games U.S. FinCo Inc., 6.63%, 03/01/30 (Call 03/01/25)(a)	55	47,307
WMG Acquisition Corp., 3.88%, 07/15/30 (Call 07/15/25)(a)	40	33,359

		325,749

Environmental Control — 0.2%
Covanta Holding Corp., 5.00%, 09/01/30 (Call 09/01/25)	30	23,383

Food — 2.5%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC, 4.88%, 02/15/30 (Call 02/15/25)(a)	70	62,509
Lamb Weston Holdings Inc., 4.13%, 01/31/30 (Call 01/31/25)(a)	70	59,490
Post Holdings Inc., 4.63%, 04/15/30 (Call 04/15/25)(a)	105	88,102
U.S. Foods Inc., 4.63%, 06/01/30 (Call 06/01/25)(a)	35	29,905

		240,006

Health Care - Products — 0.6%
Embecta Corp., 5.00%, 02/15/30 (Call 02/15/27)(a)	35	27,781
Garden Spinco Corp., 8.63%, 07/20/30 (Call 07/20/27)(a)	25	25,788

		53,569

Health Care - Services — 8.9%
Catalent Pharma Solutions Inc., 3.50%, 04/01/30 (Call 04/01/25)(a)	45	35,333
CHS/Community Health Systems Inc., 5.25%, 05/15/30 (Call 05/15/25)(a)(b)	110	78,126
DaVita Inc., 4.63%, 06/01/30 (Call 06/01/25)(a)	200	156,804
Encompass Health Corp., 4.75%, 02/01/30 (Call 02/01/25)	60	52,060
Fortrea Holdings Inc., 7.50%, 07/01/30 (Call 07/01/26)(a)	40	38,665
IQVIA Inc., 6.50%, 05/15/30 (Call 05/15/26)(a)	35	33,956
LifePoint Health Inc.
9.88%, 08/15/30 (Call 08/15/26)	55	49,688
11.00%, 10/15/30 (Call 10/15/26)(a)	63	59,302
Molina Healthcare Inc., 3.88%, 11/15/30 (Call 08/17/30)(a)	45	36,715
Pediatrix Medical Group Inc., 5.38%, 02/15/30 (Call 02/15/25)(a)	30	25,894
Star Parent Inc., 9.00%, 10/01/30 (Call 10/01/26)(a)(b)	70	69,549
Tenet Healthcare Corp.
4.38%, 01/15/30 (Call 12/01/24)	105	88,912
6.13%, 06/15/30 (Call 06/15/25)	145	134,495

		859,499

Home Builders — 1.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., 4.63%, 04/01/30 (Call 04/01/25)(a)	30	23,418
Brookfield Residential Properties Inc./Brookfield Residential U.S. LLC, 4.88%, 02/15/30 (Call 02/15/25)(a)	35	26,642
KB Home, 7.25%, 07/15/30 (Call 07/15/25)	25	23,995
M/I Homes Inc., 3.95%, 02/15/30 (Call 08/15/29)	20	15,939
Mattamy Group Corp., 4.63%, 03/01/30 (Call 03/01/25)(a)	45	36,796
Taylor Morrison Communities Inc., 5.13%, 08/01/30 (Call 02/01/30)(a)	35	29,493

		156,283

Household Products & Wares — 0.5%
Central Garden & Pet Co., 4.13%, 10/15/30 (Call 10/15/25)	35	28,519

Security	Par (000)	Value

Household Products & Wares (continued)
Spectrum Brands Inc., 5.50%, 07/15/30 (Call 07/15/25)(a)	$20	$17,924

		46,443

Insurance — 2.8%
Constellation Insurance Inc., 6.80%, 01/24/30 (Call 10/24/29)(a)	30	26,567
HUB International Ltd., 7.25%, 06/15/30 (Call 06/15/26)(a)	155	151,610
Jones Deslauriers Insurance Management Inc.
8.50%, 03/15/30 (Call 03/15/26)(a)	50	49,227
10.50%, 12/15/30 (Call 12/15/25)(a)(b)	20	20,002
Ryan Specialty Group LLC, 4.38%, 02/01/30 (Call 02/01/25)(a)	30	25,829

		273,235

Internet — 1.1%
Match Group Holdings II LLC, 4.13%, 08/01/30 (Call 05/01/25)(a)	35	28,717
NortonLifeLock Inc., 7.13%, 09/30/30 (Call 09/30/25)(a)(b)	45	43,799
Ziff Davis Inc., 4.63%, 10/15/30 (Call 10/15/25)(a)	35	29,299

		101,815

Iron & Steel — 1.7%
ATI Inc., 7.25%, 08/15/30 (Call 08/15/26)	30	28,895
Carpenter Technology Corp., 7.63%, 03/15/30 (Call 03/15/25)	20	19,798
Cleveland-Cliffs Inc., 6.75%, 04/15/30 (Call 04/15/26)(a)(b)	55	51,056
Commercial Metals Co., 4.13%, 01/15/30 (Call 01/15/25)	20	16,878
Mineral Resources Ltd., 8.50%, 05/01/30 (Call 05/01/25)(a)	45	43,296

		159,923

Leisure Time — 1.3%
Carnival Corp., 10.50%, 06/01/30 (Call 06/01/25)(a)	70	70,935
Royal Caribbean Cruises Ltd., 7.25%, 01/15/30 (Call 12/15/25)(a)	50	49,417

		120,352

Lodging — 0.9%
Hilton Domestic Operating Co. Inc., 4.88%, 01/15/30 (Call 01/15/25)	70	62,853
Travel + Leisure Co., 4.63%, 03/01/30 (Call 12/01/29)(a)	25	20,348

		83,201

Machinery — 1.4%
Chart Industries Inc., 7.50%, 01/01/30 (Call 01/01/26)(a)	105	103,165
SPX FLOW Inc., 8.75%, 04/01/30 (Call 04/01/25)(a)	35	32,040

		135,205

Manufacturing — 0.3%
Amsted Industries Inc., 4.63%, 05/15/30 (Call 05/15/25)(a)	30	24,499

Media — 8.0%
Cable One Inc., 4.00%, 11/15/30 (Call 11/15/25)(a)	45	33,559
CCO Holdings LLC/CCO Holdings Capital Corp.
4.50%, 08/15/30 (Call 02/15/25)(a)	165	132,468
4.75%, 03/01/30 (Call 09/01/24)(a)	190	156,773
CSC Holdings LLC, 4.13%, 12/01/30 (Call 12/01/25)(a)	80	53,601
Gray Television Inc., 4.75%, 10/15/30 (Call 10/15/25)(a)(b)	55	35,287
Sinclair Television Group Inc., 4.13%, 12/01/30 (Call 12/01/25)(a)	50	31,403
Sirius XM Radio Inc., 4.13%, 07/01/30 (Call 07/01/25)(a)	110	87,330

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2030 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Univision Communications Inc., 7.38%, 06/30/30 (Call 06/30/25)(a)	$65	$57,318
Virgin Media Finance PLC, 5.00%, 07/15/30 (Call 07/15/25)(a)	65	51,107
Virgin Media Secured Finance PLC, 4.50%, 08/15/30 (Call 08/15/25)(a)	65	53,574
Ziggo Bond Co. BV, 5.13%, 02/28/30 (Call 02/15/25)(a)	35	25,490
Ziggo BV, 4.88%, 01/15/30 (Call 10/15/24)(a)	70	55,984

		773,894

Metal Fabricate & Hardware — 0.3%
Advanced Drainage Systems Inc., 6.38%, 06/15/30 (Call 07/15/25)(a)	35	33,167

Mining — 2.0%
Arsenal AIC Parent LLC, 8.00%, 10/01/30 (Call 10/01/26)(a)	50	49,372
FMG Resources August Pty. Ltd., 5.88%, 04/15/30 (Call 01/15/30)(a)	50	44,813
Novelis Corp., 4.75%, 01/30/30 (Call 01/30/25)(a)	115	97,894

		192,079

Oil & Gas — 9.0%
Antero Resources Corp., 5.38%, 03/01/30 (Call 03/01/25)(a)	45	41,094
Baytex Energy Corp., 8.50%, 04/30/30 (Call 04/30/26)(a)	60	59,500
Callon Petroleum Co., 7.50%, 06/15/30 (Call 06/15/25)(a)(b)	45	43,589
Civitas Resources Inc., 8.63%, 11/01/30 (Call 11/01/26)(a)	30	30,535
Comstock Resources Inc., 5.88%, 01/15/30 (Call 01/15/25)(a)	70	59,849
Diamond Foreign Asset Co./Diamond Finance LLC, 8.50%, 10/01/30 (Call 10/01/26)(a)	40	38,937
FORESEA Holding SA, 7.50%, 06/15/30(a)	20	18,649
Hilcorp Energy I LP/Hilcorp Finance Co., 6.00%, 04/15/30 (Call 04/15/25)(a)	35	31,088
Noble Finance II LLC, 8.00%, 04/15/30 (Call 04/15/26)(a)	45	45,155
Parkland Corp., 4.63%, 05/01/30 (Call 05/01/25)(a)	60	51,156
PBF Holding Co. LLC/PBF Finance Corp., 7.88%, 09/15/30 (Call 09/15/26)(a)	35	33,908
Range Resources Corp., 4.75%, 02/15/30 (Call 02/15/25)(a)	35	31,129
Seadrill Finance Ltd., 8.38%, 08/01/30 (Call 08/01/26)(a)	40	39,885
Southwestern Energy Co., 5.38%, 03/15/30 (Call 03/15/25)	85	77,974
Sunoco LP/Sunoco Finance Corp., 4.50%, 04/30/30 (Call 04/30/25)	60	51,456
Transocean Inc., 8.75%, 02/15/30 (Call 02/15/26)(a)	81	80,619
Valaris Ltd., 8.38%, 04/30/30 (Call 04/30/26)(a)	75	73,659
Vermilion Energy Inc., 6.88%, 05/01/30 (Call 05/01/25)(a)	30	27,976
Vital Energy Inc., 9.75%, 10/15/30 (Call 10/15/26)	35	34,309

		870,467

Oil & Gas Services — 1.2%
Weatherford International Ltd., 8.63%, 04/30/30 (Call 10/30/24)(a)(b)	115	116,283

Packaging & Containers — 2.3%
Ball Corp., 2.88%, 08/15/30 (Call 05/15/30)	95	74,055
Clydesdale Acquisition Holdings Inc., 8.75%, 04/15/30 (Call 04/15/25)(a)	80	63,821
Crown Americas LLC, 5.25%, 04/01/30 (Call 01/01/30)	35	31,675
Graphic Packaging International LLC, 3.75%, 02/01/30 (Call 08/01/29)(a)	30	24,676

Security	Par (000)	Value

Packaging & Containers (continued)
OI European Group BV, 4.75%, 02/15/30 (Call 11/15/24)(a)	$30	$25,521

		219,748

Pharmaceuticals — 1.9%
AdaptHealth LLC, 5.13%, 03/01/30 (Call 03/01/25)(a)(b)	45	34,233
BellRing Brands Inc., 7.00%, 03/15/30 (Call 03/15/27)(a)	60	58,279
Owens & Minor Inc., 6.63%, 04/01/30 (Call 04/01/25)(a)(b)	45	39,507
Perrigo Finance Unlimited Co., 4.65%, 06/15/30 (Call 03/15/30)	55	45,939

		177,958

Pipelines — 4.4%
CNX Midstream Partners LP, 4.75%, 04/15/30 (Call 04/15/25)(a)	30	24,724
EnLink Midstream LLC, 6.50%, 09/01/30 (Call 03/01/30)(a)	70	67,243
EQM Midstream Partners LP, 7.50%, 06/01/30 (Call 12/01/29)(a)	35	34,450
Genesis Energy LP/Genesis Energy Finance Corp., 8.88%, 04/15/30 (Call 04/15/26)	35	33,959
Hess Midstream Operations LP
4.25%, 02/15/30 (Call 02/15/25)(a)	55	47,273
5.50%, 10/15/30 (Call 10/15/25)(a)	30	27,456
Kinetik Holdings LP, 5.88%, 06/15/30 (Call 06/15/25)(a)	70	64,978
NuStar Logistics LP, 6.38%, 10/01/30 (Call 04/01/30)	45	41,665
Rockies Express Pipeline LLC, 4.80%, 05/15/30 (Call 02/15/30)(a)	25	20,941
Venture Global Calcasieu Pass LLC, 6.25%, 01/15/30 (Call 10/15/29)(a)	70	66,040

		428,729

Real Estate — 1.2%
Anywhere Real Estate Group LLC/Anywhere Co.-Issuer Corp., 7.00%, 04/15/30 (Call 04/15/25)(a)	46	36,000
Greystar Real Estate Partners LLC, 7.75%, 09/01/30 (Call 09/01/26)(a)	30	29,472
Kennedy-Wilson Inc., 4.75%, 02/01/30 (Call 09/01/24)	45	32,782
Realogy Group LLC/Realogy Co-Issuer Corp., 5.25%, 04/15/30 (Call 04/15/25)(a)	34	21,250

		119,504

Real Estate Investment Trusts — 1.6%
HAT Holdings I LLC/HAT Holdings II LLC, 3.75%, 09/15/30(a)(b)	25	17,993
Iron Mountain Inc., 5.25%, 07/15/30 (Call 07/15/25)(a)	95	82,489
Service Properties Trust, 4.38%, 02/15/30 (Call 08/15/29)	30	20,664
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC, 6.00%, 01/15/30 (Call 01/15/25)(a)(b)	50	30,687

		151,833

Retail — 5.9%
1011778 BC ULC/New Red Finance Inc., 4.00%, 10/15/30 (Call 10/15/25)(a)	210	172,126
Advance Auto Parts Inc., 3.90%, 04/15/30 (Call 01/15/30)	35	28,394
Asbury Automotive Group Inc., 4.75%, 03/01/30 (Call 03/01/25)	30	25,392
Bath & Body Works Inc., 6.63%, 10/01/30 (Call 10/01/25)(a)(b)	70	64,500
Beacon Roofing Supply Inc., 6.50%, 08/01/30 (Call 08/01/26)(a)	45	42,989
Brinker International Inc., 8.25%, 07/15/30 (Call 06/27/26)(a)	25	24,139
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc., 6.75%, 01/15/30 (Call 01/15/25)(a)	90	71,521

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2030 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
FirstCash Inc., 5.63%, 01/01/30 (Call 01/01/25)(a)	$40	$35,640
Macy’s Retail Holdings LLC, 5.88%, 03/15/30 (Call 03/15/25)(a)	30	25,509
Nordstrom Inc., 4.38%, 04/01/30 (Call 01/01/30)	35	27,173
Yum! Brands Inc., 4.75%, 01/15/30 (Call 10/15/29)(a)	60	53,660

		571,043

Semiconductors — 0.6%
Entegris Escrow Corp., 5.95%, 06/15/30 (Call 06/15/25)(a)	65	59,459

Software — 3.1%
Capstone Borrower Inc., 8.00%, 06/15/30 (Call 06/15/26)(a)(b)	30	29,183
Minerva Merger Sub Inc., 6.50%, 02/15/30 (Call 02/15/25)(a)(b)	170	138,565
Open Text Holdings Inc., 4.13%, 02/15/30 (Call 02/15/25)(a)	65	53,911
RingCentral Inc., 8.50%, 08/15/30 (Call 08/15/26)(a)	25	23,755
ROBLOX Corp., 3.88%, 05/01/30 (Call 11/01/24)(a)	70	56,791

		302,205

Telecommunications — 4.3%
Ciena Corp., 4.00%, 01/31/30 (Call 01/31/25)(a)	30	24,998
Frontier Communications Holdings LLC
6.00%, 01/15/30 (Call 10/15/24)(a)	70	52,709
8.75%, 05/15/30 (Call 05/15/25)(a)	85	81,005
Intelsat Jackson Holdings SA, 6.50%, 03/15/30 (Call 03/15/25)(a)	215	189,207
Level 3 Financing Inc., 10.50%, 05/15/30 (Call 05/15/26)(a)	65	65,056

		412,975

Security	Par (000)	Value

Transportation — 0.6%
Rand Parent LLC, 8.50%, 02/15/30 (Call 02/15/26)(a)(b)	$60	$54,675

Total Long-Term Investments — 98.5% (Cost: $9,919,118)		9,501,498

	Shares

Short-Term Securities

Money Market Funds — 11.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(d)(e)	1,063,626	1,064,051
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)(d)	20,000	20,000

Total Short-Term Securities — 11.2% (Cost: $1,084,028)		1,084,051

Total Investments — 109.7% (Cost: $11,003,146)		10,585,549

Liabilities in Excess of Other Assets — (9.7)%		(934,423)

Net Assets — 100.0%		$9,651,126

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/21/23	(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—		$1,064,045	(b)	$—	$(17)	$23	$1,064,051	1,063,626	$387	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—		20,000	(b)	—	—	—	20,000	20,000	894		—

						$(17)	$23	$1,084,051		$1,281		$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® 2030 Term High Yield and Income ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$9,501,498	$—	$9,501,498
Short-Term Securities
Money Market Funds	1,084,051	—	—	1,084,051

	$1,084,051	$9,501,498	$—	$10,585,549

See notes to financial statements.

62	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

October 31, 2023

	iShares iBonds 2023 Term High Yield and Income ETF	iShares iBonds 2024 Term High Yield and Income ETF	iShares iBonds 2025 Term High Yield and Income ETF	iShares iBonds 2026 Term High Yield and Income ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$55,750,486	$390,217,503	$266,916,346	$138,785,064
Investments, at value — affiliated(c)	107,477,840	28,833,229	37,678,340	22,570,767
Cash	7,019	4,437	—	4,939
Foreign currency, at value(d)	4	445	60	—
Receivables:
Investments sold	371,552	10,877,185	9,616,654	4,519,560
Securities lending income — affiliated	1,415	33,500	12,433	9,918
Capital shares sold	—	33,506	—	37,558
Dividends — affiliated	465,893	20,814	34,883	3,565
Interest — unaffiliated	949,298	5,562,095	4,992,203	2,318,243

Total assets	165,023,507	435,582,714	319,250,919	168,249,614

LIABILITIES
Bank overdraft	—	—	38,737	—
Collateral on securities loaned, at value	1,474,598	23,629,485	28,055,628	21,439,790
Payables:
Investments purchased	—	4,205,034	10,647,777	2,286,587
Capital shares redeemed	—	—	10,118	—
Investment advisory fees	42,993	116,551	80,163	40,850

Total liabilities	1,517,591	27,951,070	38,832,423	23,767,227

Commitments and contingent liabilities

NET ASSETS	$163,505,916	$407,631,644	$280,418,496	$144,482,387

NET ASSETS CONSIST OF
Paid-in capital	$166,163,762	$409,330,853	$286,194,047	$148,721,056
Accumulated loss	(2,657,846)	(1,699,209)	(5,775,551)	(4,238,669)

NET ASSETS	$163,505,916	$407,631,644	$280,418,496	$144,482,387

NET ASSET VALUE
Shares outstanding	6,900,000	17,700,000	12,400,000	6,500,000

Net asset value	$23.70	$23.03	$22.61	$22.23

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$55,799,678	$393,731,485	$271,476,033	$142,246,086
(b) Securities loaned, at value	$1,094,810	$22,772,792	$26,868,736	$20,475,130
(c) Investments, at cost — affiliated	$107,476,746	$28,821,729	$37,669,365	$22,565,589
(d) Foreign currency, at cost	$4	$459	$62	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	63

Statements of Assets and Liabilities (continued)

October 31, 2023

	iShares iBonds 2027 Term High Yield and Income ETF	iShares iBonds 2028 Term High Yield and Income ETF	iShares iBonds 2029 Term High Yield and Income ETF	iShares iBonds 2030 Term High Yield and Income ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$50,489,861	$16,877,877	$10,413,209	$9,501,498
Investments, at value — affiliated(c)	5,572,698	1,948,199	1,394,524	1,084,051
Cash	7,817	3,434	5,279	2,697
Receivables:
Investments sold	1,908,782	282,267	173,843	17,498
Securities lending income — affiliated	1,791	1,251	490	320
Capital shares sold	48,265	—	8,322	—
Dividends — affiliated	1,458	169	181	80
Interest — unaffiliated	927,051	301,437	165,402	158,439

Total assets	58,957,723	19,414,634	12,161,250	10,764,583

LIABILITIES
Collateral on securities loaned, at value	5,081,851	1,907,526	1,353,789	1,064,045
Payables:
Investments purchased	1,072,020	74,219	117,987	46,550
Investment advisory fees	13,979	4,940	2,659	2,862

Total liabilities	6,167,850	1,986,685	1,474,435	1,113,457

Commitments and contingent liabilities

NET ASSETS	$52,789,873	$17,427,949	$10,686,815	$9,651,126

NET ASSETS CONSIST OF
Paid-in capital	$55,636,573	$18,902,240	$12,085,995	$10,019,436
Accumulated loss	(2,846,700)	(1,474,291)	(1,399,180)	(368,310)

NET ASSETS	$52,789,873	$17,427,949	$10,686,815	$9,651,126

NET ASSET VALUE
Shares outstanding	2,500,000	800,000	500,000	400,000

Net asset value	$21.12	$21.78	$21.37	$24.13

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$52,465,883	$17,775,651	$11,257,317	$9,919,118
(b) Securities loaned, at value	$4,789,670	$1,834,898	$1,306,196	$1,027,177
(c) Investments, at cost — affiliated	$5,570,799	$1,947,413	$1,393,996	$1,084,028

See notes to financial statements.

64	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended October 31, 2023

	iShares iBonds 2023 Term High Yield and Income ETF	iShares iBonds 2024 Term High Yield and Income ETF	iShares iBonds 2025 Term High Yield and Income ETF	iShares iBonds 2026 Term High Yield and Income ETF

INVESTMENT INCOME
Dividends — affiliated	$1,299,724	$212,451	$146,351	$25,405
Interest — unaffiliated	7,504,622	19,928,988	13,329,018	6,614,708
Securities lending income — affiliated — net	97,010	432,698	171,423	89,068
Other income — unaffiliated	4,174	7,391	16,257	7,809

Total investment income	8,905,530	20,581,528	13,663,049	6,736,990

EXPENSES
Investment advisory	666,186	957,722	614,792	293,804

Total expenses	666,186	957,722	614,792	293,804

Less:
Investment advisory fees waived	(22,998)	(4,000)	(2,657)	(484)

Total expenses after fees waived	643,188	953,722	612,135	293,320

Net investment income	8,262,342	19,627,806	13,050,914	6,443,670

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	117,516	1,305,485	(1,041,897)	(1,023,670)
Investments — affiliated	9,136	7,977	(1,127)	(1,970)
Capital gain distributions from underlying funds — affiliated	7	1	—	—
In-kind redemptions — unaffiliated(a)	(5,452)	251,852	123,207	—

	121,207	1,565,315	(919,817)	(1,025,640)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	2,021,880	642,630	(1,087,947)	(1,111,980)
Investments — affiliated	1,742	12,086	9,149	5,556
Foreign currency translations	—	(10)	(2)	—

	2,023,622	654,706	(1,078,800)	(1,106,424)

Net realized and unrealized gain (loss)	2,144,829	2,220,021	(1,998,617)	(2,132,064)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,407,171	$21,847,827	$11,052,297	$4,311,606

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	65

Statements of Operations (continued)

Year Ended October 31, 2023

	iShares iBonds 2027 Term High Yield and Income ETF	iShares iBonds 2028 Term High Yield and Income ETF	iShares iBonds 2029 Term High Yield and Income ETF	iShares iBonds 2030 Term High Yield and Income ETF (a)

INVESTMENT INCOME
Dividends — affiliated	$8,873	$3,951	$1,989	$894
Interest — unaffiliated	2,150,081	1,046,704	627,236	269,685
Securities lending income — affiliated — net	22,118	14,265	9,387	387
Other income — unaffiliated	—	257	—	—

Total investment income	2,181,072	1,065,177	638,612	270,966

EXPENSES
Investment advisory	104,250	49,807	31,600	12,562

Total expenses	104,250	49,807	31,600	12,562

Less:
Investment advisory fees waived	(171)	(75)	(39)	(15)

Total expenses after fees waived	104,079	49,732	31,561	12,547

Net investment income	2,076,993	1,015,445	607,051	258,419

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(710,153)	(487,047)	(281,393)	(11,762)
Investments — affiliated	(299)	(22)	367	(17)
In-kind redemptions — unaffiliated(b)	—	—	(338,557)	—

	(710,452)	(487,069)	(619,583)	(11,779)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(461,574)	120,046	528,807	(417,620)
Investments — affiliated	2,004	890	666	23

	(459,570)	120,936	529,473	(417,597)

Net realized and unrealized loss	(1,170,022)	(366,133)	(90,110)	(429,376)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$906,971	$649,312	$516,941	$(170,957)

(a)	For the period from June 21, 2023 (commencement of operations) to to October 31, 2023.
(b)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

66	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares iBonds 2023 Term High Yield and Income ETF		iShares iBonds 2024 Term High Yield and Income ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,262,342	$3,518,469	$19,627,806	$3,463,485
Net realized gain (loss)	121,207	(2,751,000)	1,565,315	(871,355)
Net change in unrealized appreciation (depreciation)	2,023,622	(2,462,901)	654,706	(4,794,227)

Net increase (decrease) in net assets resulting from operations	10,407,171	(1,695,432)	21,847,827	(2,202,097)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(7,949,143)	(3,422,061)	(17,855,421)	(3,121,614)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(7,382,914)	90,001,831	254,602,310	102,633,210

NET ASSETS
Total increase (decrease) in net assets	(4,924,886)	84,884,338	258,594,716	97,309,499
Beginning of year	168,430,802	83,546,464	149,036,928	51,727,429

End of year	$163,505,916	$168,430,802	$407,631,644	$149,036,928

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	67

Statements of Changes in Net Assets (continued)

	iShares iBonds 2025 Term High Yield and Income ETF		iShares iBonds 2026 Term High Yield and Income ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$13,050,914	$2,656,805	$6,443,670	$1,357,160
Net realized loss	(919,817)	(705,620)	(1,025,640)	(526,351)
Net change in unrealized appreciation (depreciation)	(1,078,800)	(4,044,668)	(1,106,424)	(2,517,466)

Net increase (decrease) in net assets resulting from operations	11,052,297	(2,093,483)	4,311,606	(1,686,657)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(11,849,520)	(2,544,114)	(5,729,403)	(1,299,480)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	195,746,304	50,288,336	110,266,175	18,299,537

NET ASSETS
Total increase in net assets	194,949,081	45,650,739	108,848,378	15,313,400
Beginning of year	85,469,415	39,818,676	35,634,009	20,320,609

End of year	$280,418,496	$85,469,415	$144,482,387	$35,634,009

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

68	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares iBonds 2027 Term High Yield and Income ETF		iShares iBonds 2028 Term High Yield and Income ETF

				Period From
	Year Ended	Year Ended	Year Ended	03/08/22 (a)
	10/31/23	10/31/22	10/31/23	to 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,076,993	$578,122	$1,015,445	$430,817
Net realized loss	(710,452)	(432,063)	(487,069)	(195,592)
Net change in unrealized appreciation (depreciation)	(459,570)	(1,390,066)	120,936	(1,017,924)

Net increase (decrease) in net assets resulting from operations	906,971	(1,244,007)	649,312	(782,699)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(1,896,130)	(676,024)	(971,285)	(369,619)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	38,871,572	4,402,345	6,656,991	12,245,249

NET ASSETS
Total increase in net assets	37,882,413	2,482,314	6,335,018	11,092,931
Beginning of period	14,907,460	12,425,146	11,092,931	—

End of period	$52,789,873	$14,907,460	$17,427,949	$11,092,931

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	69

Statements of Changes in Net Assets (continued)

	iShares iBonds 2029 Term High Yield and Income ETF		iShares iBonds 2030 Term High Yield and Income ETF

	Year Ended 10/31/23	Period From 03/08/22 to 10/31/22 (a)	Period From 06/21/23 to 10/31/23 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$607,051	$446,777	$258,419
Net realized loss	(619,583)	(331,508)	(11,779)
Net change in unrealized appreciation (depreciation)	529,473	(1,373,053)	(417,597)

Net increase (decrease) in net assets resulting from operations	516,941	(1,257,784)	(170,957)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(615,370)	(386,975)	(197,353)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(80,531)	12,510,534	10,019,436

NET ASSETS
Total increase (decrease) in net assets	(178,960)	10,865,775	9,651,126
Beginning of period	10,865,775	—	—

End of period	$10,686,815	$10,865,775	$9,651,126

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

70	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares iBonds 2023 Term High Yield and Income ETF

					Period From
	Year Ended	Year Ended	Year Ended	Year Ended	05/07/19	(a)
	10/31/23	10/31/22	10/31/21	10/31/20	to 10/31/19

Net asset value, beginning of period	$23.39	$24.57	$23.62	$24.73	$25.00

Net investment income(b)	1.02	0.71	1.08	1.33	0.69
Net realized and unrealized gain (loss)(c)	0.28	(1.17)	1.04	(1.08)		(0.40)

Net increase (decrease) from investment operations	1.30	(0.46)	2.12	0.25	0.29

Distributions from net investment income(d)	(0.99)	(0.72)	(1.17)	(1.36)		(0.56)

Net asset value, end of period	$23.70	$23.39	$24.57	$23.62	$24.73

Total Return(e)
Based on net asset value	5.63%	(1.86)%	9.12%	1.16%	1.19	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35	%(h)

Total expenses after fees waived	0.34%	0.35%	0.35%	0.35%	0.35	%(h)

Net investment income	4.34%	3.00%	4.40%	5.67%	5.73	%(h)

Supplemental Data
Net assets, end of period (000)	$163,506	$168,431	$83,546	$16,533	$12,364

Portfolio turnover rate(i)	1%	19%	46%	51%		9%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds 2024 Term High Yield and Income ETF

					Period From
	Year Ended	Year Ended	Year Ended	Year Ended	05/07/19	(a)
	10/31/23	10/31/22	10/31/21	10/31/20	to 10/31/19

Net asset value, beginning of period	$22.58	$24.63	$23.38	$25.21	$25.00

Net investment income(b)	1.65	1.09	1.08	1.33	0.68
Net realized and unrealized gain (loss)(c)	0.35	(2.12)	1.33	(1.79)	0.09

Net increase (decrease) from investment operations	2.00	(1.03)	2.41	(0.46)	0.77

Distributions from net investment income(d)	(1.55)	(1.02)	(1.16)	(1.37)		(0.56)

Net asset value, end of period	$23.03	$22.58	$24.63	$23.38	$25.21

Total Return(e)
Based on net asset value	9.10%	(4.21)%	10.42%	(1.72)%	3.08	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35	%(h)

Total expenses after fees waived	0.35%	0.35%	0.35%	0.35%	0.35	%(h)

Net investment income	7.17%	4.72%	4.39%	5.61%	5.55	%(h)

Supplemental Data
Net assets, end of period (000)	$407,632	$149,037	$51,727	$9,354	$12,604

Portfolio turnover rate(i)	41%	24%	44%	42%		10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

72	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds 2025 Term High Yield and Income ETF

					Period From
	Year Ended	Year Ended	Year Ended	Year Ended	05/07/19	(a)
	10/31/23	10/31/22	10/31/21	10/31/20	to 10/31/19

Net asset value, beginning of period	$22.49	$24.89	$24.07	$25.13	$25.00

Net investment income(b)	1.69	1.26	1.14	1.37	0.71
Net realized and unrealized gain (loss)(c)	0.02	(2.43)	0.95	(0.99)	0.00	(d)

Net increase (decrease) from investment operations	1.71	(1.17)	2.09	0.38	0.71

Distributions from net investment income(e)	(1.59)	(1.23)	(1.27)	(1.44)		(0.58)

Net asset value, end of period	$22.61	$22.49	$24.89	$24.07	$25.13

Total Return(f)
Based on net asset value	7.82%	(4.77)%	8.77%	1.71%	2.87	%(g)

Ratios to Average Net Assets(h)
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35	%(i)

Total expenses after fees waived	0.35%	0.35%	0.35%	0.35%	0.35	%(i)

Net investment income	7.43%	5.37%	4.58%	5.73%	5.84	%(i)

Supplemental Data
Net assets, end of period (000)	$280,418	$85,469	$39,819	$16,847	$12,565

Portfolio turnover rate(j)	36%	20%	29%	42%		5%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Rounds to less than $0.01.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds 2026 Term High Yield and Income ETF

			Period From
	Year Ended	Year Ended	11/10/20	(a)
	10/31/23	10/31/22	to 10/31/21

Net asset value, beginning of period	$22.27	$25.40	$25.00

Net investment income(b)	1.73	1.28	1.06
Net realized and unrealized gain (loss)(c)	(0.15)	(3.15)	0.37

Net increase (decrease) from investment operations	1.58	(1.87)	1.43

Distributions from net investment income(d)	(1.62)	(1.26)		(1.03)

Net asset value, end of period	$22.23	$22.27	$25.40

Total Return(e)
Based on net asset value	7.22%	(7.52)%	5.79	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.35%	0.35%	0.35	%(h)

Total expenses after fees waived	0.35%	0.35%	0.35	%(h)

Net investment income	7.68%	5.46%	4.26	%(h)

Supplemental Data
Net assets, end of period (000)	$144,482	$35,634	$20,321

Portfolio turnover rate(i)	15%	15%		35%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

74	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds 2027 Term High Yield and Income ETF

			Period From
	Year Ended	Year Ended	07/07/21	(a)
	10/31/23	10/31/22	to 10/31/21

Net asset value, beginning of period	$21.30	$24.85	$25.00

Net investment income(b)	1.51	1.01	0.25
Net realized and unrealized loss(c)	(0.26)	(3.36)		(0.21)

Net increase (decrease) from investment operations	1.25	(2.35)	0.04

Distributions from net investment income(d)	(1.43)	(1.20)		(0.19)

Net asset value, end of period	$21.12	$21.30	$24.85

Total Return(e)
Based on net asset value	5.94%	(9.71)%	0.15	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.35%	0.35%	0.35	%(h)

Total expenses after fees waived	0.35%	0.35%	0.35	%(h)

Net investment income	6.97%	4.41%	3.19	%(h)

Supplemental Data
Net assets, end of period (000)	$52,790	$14,907	$12,425

Portfolio turnover rate(i)	14%	13%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds 2028 Term High Yield and Income ETF

		Period From
	Year Ended	03/08/22	(a)
	10/31/23	to 10/31/22

Net asset value, beginning of period	$22.19	$25.00

Net investment income(b)	1.59	0.94
Net realized and unrealized loss(c)	(0.43)		(2.95)

Net increase (decrease) from investment operations	1.16		(2.01)

Distributions from net investment income(d)	(1.57)		(0.80)

Net asset value, end of period	$21.78	$22.19

Total Return(e)
Based on net asset value	5.32%	(8.10	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.35%	0.35	%(h)

Total expenses after fees waived	0.35%	0.35	%(h)

Net investment income	7.14%	6.26	%(h)

Supplemental Data
Net assets, end of period (000)	$17,428	$11,093

Portfolio turnover rate(i)	29%		8%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

76	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds 2029 Term High Yield and Income ETF

		Period From
	Year Ended	03/08/22	(a)
	10/31/23	to 10/31/22

Net asset value, beginning of period	$21.73	$25.00

Net investment income(b)	1.48	0.91
Net realized and unrealized loss(c)	(0.32)		(3.41)

Net increase (decrease) from investment operations	1.16		(2.50)

Distributions from net investment income(d)	(1.52)		(0.77)

Net asset value, end of period	$21.37	$21.73

Total Return(e)
Based on net asset value	5.33%	(10.06	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.35%	0.35	%(h)

Total expenses after fees waived	0.35%	0.35	%(h)

Net investment income	6.72%	6.11	%(h)

Supplemental Data
Net assets, end of period (000)	$10,687	$10,866

Portfolio turnover rate(i)	16%		14%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights (continued)

(For a share outstanding throughout the period)

	iShares iBonds 2030 Term High Yield and Income ETF

	Period From
	06/21/23	(a)
	to 10/31/23

Net asset value, beginning of period	$25.00

Net investment income(b)	0.65
Net realized and unrealized loss(c)		(1.03)

Net decrease from investment operations		(0.38)

Distributions from net investment income(d)		(0.49)

Net asset value, end of period	$24.13

Total Return(e)
Based on net asset value	(1.56	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.35	%(h)

Total expenses after fees waived	0.35	%(h)

Net investment income	7.15	%(h)

Supplemental Data
Net assets, end of period (000)	$9,651

Portfolio turnover rate(i)		12%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

78	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

iBonds 2023 Term High Yield and Income	Diversified
iBonds 2024 Term High Yield and Income	Diversified
iBonds 2025 Term High Yield and Income	Diversified
iBonds 2026 Term High Yield and Income	Diversified(a)
iBonds 2027 Term High Yield and Income	Non-diversified
iBonds 2028 Term High Yield and Income	Non-diversified
iBonds 2029 Term High Yield and Income	Non-diversified
iBonds 2030 Term High Yield and Income(b)	Non-diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.
(b)	The Fund commenced operations on June 21, 2023.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S.

80	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

iBonds 2023 Term High Yield and Income
Goldman Sachs & Co. LLC	$25,956	$(25,956)	$—		$—
Morgan Stanley	1,035,923	(1,035,923)	—		—
Pershing LLC	32,931	(32,931)	—		—

	$1,094,810	$(1,094,810)	$—		$—

iBonds 2024 Term High Yield and Income
Barclays Capital, Inc.	$4,184,493	$(4,184,493)	$—		$—
BMO Capital Markets Corp.	97,003	(97,003)	—		—
BNP Paribas SA	—	—	—		—
BNP Paribas SA	4,621,076	(4,621,076)	—		—
BofA Securities, Inc.	2,773,130	(2,773,130)	—		—
Goldman Sachs & Co. LLC	486,203	(486,203)	—		—
J.P. Morgan Securities LLC	6,618,613	(6,618,613)	—		—
Jefferies LLC	769,630	(769,630)	—		—
Morgan Stanley	1,973,933	(1,973,933)	—		—
Pershing LLC	20,493	(15,158)	—		5,335	(b)
RBC Capital Markets LLC	76,149	(66,068)	—		10,081	(b)
State Street Bank & Trust Co.	1,152,069	(1,152,069)	—		—

	$22,772,792	$(22,757,376)	$—		$15,416

iBonds 2025 Term High Yield and Income
Barclays Capital, Inc.	$1,622,826	$(1,622,826)	$—		$—
BMO Capital Markets Corp.	529,728	(529,728)	—		—
BNP Paribas SA	1,579,318	(1,579,318)	—		—
BofA Securities, Inc.	1,680,468	(1,680,468)	—		—
Goldman Sachs & Co. LLC	10,474,774	(10,474,774)	—		—
J.P. Morgan Securities LLC	4,830,898	(4,830,898)	—		—
Jefferies LLC	1,077,168	(1,077,168)	—		—
Morgan Stanley	1,450,618	(1,450,618)	—		—
Pershing LLC	315,501	(315,501)	—		—
RBC Capital Markets LLC	2,879,729	(2,879,729)	—		—
Scotia Capital (USA), Inc.	14,335	(14,335)	—		—
TD Securities (USA) LLC	118,066	(118,066)	—		—
Toronto-Dominion Bank	295,307	(295,307)	—		—

	$26,868,736	$(26,868,736)	$—		$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

iBonds 2026 Term High Yield and Income
Barclays Bank PLC	$2,388,622	$(2,388,622)	$—		$—
Barclays Capital, Inc.	752,563	(752,563)	—		—
BNP Paribas SA	5,042,747	(5,042,747)	—		—
Citadel Clearing LLC	1,179,153	(1,179,153)	—		—
Citigroup Global Markets, Inc.	593,352	(593,352)	—		—
Goldman Sachs & Co. LLC	3,099,008	(3,099,008)	—		—
J.P. Morgan Securities LLC	3,709,261	(3,709,261)	—		—
Jefferies LLC	1,329,549	(1,329,549)	—		—
Morgan Stanley	423,574	(423,574)	—		—
Pershing LLC	38,846	(38,846)	—		—
RBC Capital Markets LLC	665,860	(665,860)	—		—
Toronto-Dominion Bank	309,878	(309,878)	—		—
UBS AG	942,717	(942,717)	—		—

	$20,475,130	$(20,475,130)	$—		$—

iBonds 2027 Term High Yield and Income
Barclays Bank PLC	$524,013	$(524,013)	$—		$—
Barclays Capital, Inc.	157,960	(157,960)	—		—
BofA Securities, Inc.	74,088	(74,088)	—		—
Citadel Clearing LLC	124,269	(124,269)	—		—
J.P. Morgan Securities LLC	1,973,710	(1,973,710)	—		—
Jefferies LLC	254,758	(254,758)	—		—
Nomura Securities International, Inc.	23,075	(23,075)	—		—
RBC Capital Markets LLC	1,495,286	(1,495,286)	—		—
Scotia Capital (USA), Inc.	46,928	(46,928)	—		—
TD Securities (USA) LLC	101,869	(101,869)	—		—
Toronto-Dominion Bank	13,714	(13,714)	—		—

	$4,789,670	$(4,789,670)	$—		$—

iBonds 2028 Term High Yield and Income
BMO Capital Markets Corp.	$88,886	$(88,886)	$—		$—
J.P. Morgan Securities LLC	1,036,149	(1,036,149)	—		—
Jefferies LLC	179,764	(179,764)	—		—
RBC Capital Markets LLC	368,274	(368,274)	—		—
Scotia Capital (USA), Inc.	147,232	(147,232)	—		—
Toronto-Dominion Bank	6,865	(6,865)	—		—
Wells Fargo Bank N.A.	7,728	(7,728)	—		—

	$1,834,898	$(1,834,898)	$—		$—

iBonds 2029 Term High Yield and Income
BMO Capital Markets Corp.	$25,125	$(25,125)	$—		$—
J.P. Morgan Securities LLC	757,053	(757,053)	—		—
Jefferies LLC	156,223	(156,223)	—		—
RBC Capital Markets LLC	171,318	(171,318)	—		—
Scotia Capital (USA), Inc.	105,095	(105,095)	—		—
Toronto-Dominion Bank	45,738	(45,738)	—		—
Wells Fargo Bank N.A.	18,986	(18,986)	—		—
Wells Fargo Securities LLC	26,658	(26,658)	—		—

	$1,306,196	$(1,306,196)	$—		$—

iBonds 2030 Term High Yield and Income
BMO Capital Markets Corp.	$37,751	$(37,751)	$—		$—
BofA Securities, Inc.	41,852	(41,852)	—		—
Jefferies LLC	64,949	(64,949)	—		—
RBC Capital Markets LLC	689,937	(689,937)	—		—
Wells Fargo Bank N.A.	103,943	(103,943)	—		—
Wells Fargo Securities LLC	88,745	(88,745)	—		—

	$1,027,177	$(1,027,177)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

82	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

(b)

The market value of the loaned securities is determined as of October 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.35%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations does not include acquired fund fees and expenses.

BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through the termination date of such Fund, in an amount equal to acquired fund fees and expenses, if any, attributable to each Fund’s investments in other funds advised by BFA or its affiliates.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended October 31, 2023, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

iShares ETF	Amounts Waived

iBonds 2023 Term High Yield and Income	$22,998
iBonds 2024 Term High Yield and Income	4,000
iBonds 2025 Term High Yield and Income	2,657
iBonds 2026 Term High Yield and Income	484
iBonds 2027 Term High Yield and Income	171
iBonds 2028 Term High Yield and Income	75
iBonds 2029 Term High Yield and Income	39
iBonds 2030 Term High Yield and Income	15

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement,

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements  (continued)

will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended October 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

iBonds 2023 Term High Yield and Income	$26,067
iBonds 2024 Term High Yield and Income	100,634
iBonds 2025 Term High Yield and Income	44,422
iBonds 2026 Term High Yield and Income	23,575
iBonds 2027 Term High Yield and Income	6,336
iBonds 2028 Term High Yield and Income	3,725
iBonds 2029 Term High Yield and Income	2,544

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

iBonds 2023 Term High Yield and Income	$519,240	$77,346,915
iBonds 2024 Term High Yield and Income	100,328,265	136,559,847
iBonds 2025 Term High Yield and Income	61,596,668	68,623,857
iBonds 2026 Term High Yield and Income	12,450,381	15,328,562
iBonds 2027 Term High Yield and Income	4,048,552	5,314,580
iBonds 2028 Term High Yield and Income	4,108,466	4,536,046
iBonds 2029 Term High Yield and Income	1,470,123	1,681,570
iBonds 2030 Term High Yield and Income	8,562,552	1,081,057
For the year ended October 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

iBonds 2023 Term High Yield and Income	$51,184,612	$41,907,314
iBonds 2024 Term High Yield and Income	259,644,184	8,864,104
iBonds 2025 Term High Yield and Income	194,111,439	2,166,851
iBonds 2026 Term High Yield and Income	108,110,716	—
iBonds 2027 Term High Yield and Income	37,985,272	—
iBonds 2028 Term High Yield and Income	6,542,602	—
iBonds 2029 Term High Yield and Income	4,272,534	4,329,416
iBonds 2030 Term High Yield and Income	2,408,718	—

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

84	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

iBonds 2023 Term High Yield and Income	$(5,452)	$5,452
iBonds 2024 Term High Yield and Income	251,593	(251,593)
iBonds 2025 Term High Yield and Income	123,207	(123,207)
iBonds 2029 Term High Yield and Income	(344,008)	344,008

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/23	Year Ended 10/31/22

iBonds 2023 Term High Yield and Income
Ordinary income	$7,949,143	$3,422,061

iBonds 2024 Term High Yield and Income
Ordinary income	$17,855,421	$3,121,614

iBonds 2025 Term High Yield and Income
Ordinary income	$11,849,520	$2,544,114

iBonds 2026 Term High Yield and Income
Ordinary income	$5,729,403	$1,299,480

iBonds 2027 Term High Yield and Income
Ordinary income	$1,896,130	$676,024

iShares ETF	Year Ended 10/31/23	Period Ended 10/31/22

iBonds 2028 Term High Yield and Income
Ordinary income	$971,285	$369,619

iBonds 2029 Term High Yield and Income
Ordinary income	$615,370	$386,975

iShares ETF		Period Ended 10/31/23

iBonds 2030 Term High Yield and Income
Ordinary income		$197,353

As of October 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

iBonds 2023 Term High Yield and Income	$706,680	$(3,305,543)	$(58,983)	$(2,657,846)
iBonds 2024 Term High Yield and Income	2,391,902	(305,795)	(3,785,316)	(1,699,209)
iBonds 2025 Term High Yield and Income	1,747,347	(2,688,665)	(4,834,233)	(5,775,551)
iBonds 2026 Term High Yield and Income	957,065	(1,589,017)	(3,606,717)	(4,238,669)
iBonds 2027 Term High Yield and Income	304,368	(1,037,124)	(2,113,944)	(2,846,700)
iBonds 2028 Term High Yield and Income	109,339	(675,490)	(908,140)	(1,474,291)
iBonds 2029 Term High Yield and Income	54,852	(603,585)	(850,447)	(1,399,180)
iBonds 2030 Term High Yield and Income	61,422	(11,499)	(418,233)	(368,310)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and amortization methods for premiums and discounts on fixed income securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements  (continued)

For the year ended October 31, 2023, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

iBonds 2023 Term High Yield and Income	$45,218
iBonds 2024 Term High Yield and Income	1,415,516

As of October 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

iBonds 2023 Term High Yield and Income	$163,287,309	$8,936	$(67,919)	$(58,983)
iBonds 2024 Term High Yield and Income	422,836,034	845,565	(4,630,867)	(3,785,302)
iBonds 2025 Term High Yield and Income	309,428,917	773,989	(5,608,220)	(4,834,231)
iBonds 2026 Term High Yield and Income	164,962,548	555,623	(4,162,340)	(3,606,717)
iBonds 2027 Term High Yield and Income	58,176,503	185,066	(2,299,010)	(2,113,944)
iBonds 2028 Term High Yield and Income	19,734,216	34,363	(942,503)	(908,140)
iBonds 2029 Term High Yield and Income	12,658,180	12,778	(863,225)	(850,447)
iBonds 2030 Term High Yield and Income	11,003,782	4,809	(423,042)	(418,233)

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.”

86	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Funds invest.

The Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

Certain Funds invest a significant portion of their assets within the financials sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted, but may negatively impact the Funds.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/23		Year Ended 10/31/22

iShares ETF	Shares	Amount	Shares	Amount

iBonds 2023 Term High Yield and Income
Shares sold	2,200,000	$51,636,695	4,300,000	$102,006,289
Shares redeemed	(2,500,000)	(59,019,609)	(500,000)	(12,004,458)

	(300,000)	$(7,382,914)	3,800,000	$90,001,831

iBonds 2024 Term High Yield and Income
Shares sold	11,500,000	$263,758,821	4,500,000	$102,633,210
Shares redeemed	(400,000)	(9,156,511)	—	—

	11,100,000	$254,602,310	4,500,000	$102,633,210

iBonds 2025 Term High Yield and Income
Shares sold	8,700,000	$198,039,859	2,400,000	$54,972,737
Shares redeemed	(100,000)	(2,293,555)	(200,000)	(4,684,401)

	8,600,000	$195,746,304	2,200,000	$50,288,336

iBonds 2026 Term High Yield and Income
Shares sold	4,900,000	$110,266,175	900,000	$20,685,709
Shares redeemed	—	—	(100,000)	(2,386,172)

	4,900,000	$110,266,175	800,000	$18,299,537

iBonds 2027 Term High Yield and Income
Shares sold	1,800,000	$38,871,572	300,000	$6,707,849
Shares redeemed	—	—	(100,000)	(2,305,504)

	1,800,000	$38,871,572	200,000	$4,402,345

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements  (continued)

	Year Ended 10/31/23		Period Ended 10/31/22

iShares ETF	Shares	Amount	Shares	Amount

iBonds 2028 Term High Yield and Income
Shares sold	300,000	$6,656,991	500,000	$12,245,249

iBonds 2029 Term High Yield and Income
Shares sold	200,000	$4,343,111	500,000	$12,510,534
Shares redeemed	(200,000)	(4,423,642)	—	—

	—	$(80,531)	500,000	$12,510,534

			Period Ended 10/31/23

iShares ETF			Shares	Amount

iBonds 2030 Term High Yield and Income(a)
Shares sold			400,000	$10,019,436

(a)	The Fund commenced operations on June 21, 2023.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

10.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:

Planned Fund Liquidation: In accordance with its prospectus and its investment objective, the iShares iBonds 2023 Term High Yield and Income ETF ceased trading after the close of business on December 15, 2023, when all of the bonds included in the Fund’s underlying index matured. Proceeds of the liquidation are currently scheduled to be sent to shareholders on December 22, 2023.

88	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the eight funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (eight of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares iBonds 2023 Term High Yield and Income ETF(1)

iShares iBonds 2024 Term High Yield and Income ETF(1)

iShares iBonds 2025 Term High Yield and Income ETF(1)

iShares iBonds 2026 Term High Yield and Income ETF(1)

iShares iBonds 2027 Term High Yield and Income ETF(1)

iShares iBonds 2028 Term High Yield and Income ETF(2)

iShares iBonds 2029 Term High Yield and Income ETF(2)

iShares iBonds 2030 Term High Yield and Income ETF(3)

(1) Statement of operations for the year ended October 31, 2023 and statement of changes in net assets for each of the two years in the period ended October 31, 2023.

(2) Statement of operations for the year ended October 31, 2023, and statement of changes in net assets for the year ended October 31, 2023 and for the period March 8, 2022 (commencement of operations) to October 31, 2023.

(3) Statement of operations and statement of changes in net assets for the period June 21, 2023 (commencement of operations) to October 31, 2023.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	89

Important Tax Information  (unaudited)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2023:

iShares ETF	Federal Obligation Interest

iBonds 2023 Term High Yield and Income	$691,834
iBonds 2024 Term High Yield and Income	130,072
iBonds 2025 Term High Yield and Income	83,985
iBonds 2026 Term High Yield and Income	15,196
iBonds 2027 Term High Yield and Income	5,213
iBonds 2028 Term High Yield and Income	2,467
iBonds 2029 Term High Yield and Income	1,201
iBonds 2030 Term High Yield and Income	580

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2023:

iShares ETF	Interest Dividends

iBonds 2023 Term High Yield and Income	$ 8,079,559
iBonds 2024 Term High Yield and Income	19,181,910
iBonds 2025 Term High Yield and Income	12,982,432
iBonds 2026 Term High Yield and Income	6,382,832
iBonds 2027 Term High Yield and Income	2,097,315
iBonds 2028 Term High Yield and Income	1,003,476
iBonds 2029 Term High Yield and Income	596,810
iBonds 2030 Term High Yield and Income	258,378

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2023:

iShares ETF	Interest-Related Dividends

iBonds 2023 Term High Yield and Income	$ 6,796,118
iBonds 2024 Term High Yield and Income	12,810,605
iBonds 2025 Term High Yield and Income	10,741,292
iBonds 2026 Term High Yield and Income	5,353,600
iBonds 2027 Term High Yield and Income	1,741,313
iBonds 2028 Term High Yield and Income	850,579
iBonds 2029 Term High Yield and Income	523,602
iBonds 2030 Term High Yield and Income	225,102

90	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares iBonds 2023 Term HighYield and Income ETF, iShares iBonds 2024 Term HighYield and Income ETF, iShares iBonds 2025 Term HighYield and Income ETF, iShares iBonds 2026 Term High Yield and Income ETF, iShares iBonds 2027 Term High Yield and Income ETF, iShares iBonds 2028 Term High Yield and Income ETF, iShares iBonds 2029 Term High Yield and Income ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	91

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately

92	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares iBonds 2030 Term High Yield and Income ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required to consider and approve the proposed Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Agreement. At a meeting held on March 29-30, 2023, the Board, including the Independent Board Members, approved the selection of BFA as investment adviser and approved the proposed Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) potential economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the Advisory Agreement are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Agreement.

Nature, Extent and Quality of Services to be Provided by BFA: The Board reviewed the scope of services to be provided by BFA under the Advisory Agreement. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time and have made significant investments into the iShares business to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. The Board also considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided throughout the year with respect to other iShares funds, and other matters related to BFA’s portfolio compliance program.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement supported the Board’s approval of the Advisory Agreement.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Agreement or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board considered information that it had previously received regarding potential economies of scale, efficiencies and scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

This consideration of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the Advisory Agreement.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services,

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	93

Board Review and Approval of Investment Advisory Contract  (continued)

including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that will be provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Agreement.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Agreement.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
iBonds 2023 Term High Yield and Income	$0.986127	$—	$—	$0.986127	100%	—%	—%	100%

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	95

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of October 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

96	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	97

Trustee and Officer Information (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

98	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	99

Glossary of Terms Used in this Report

Portfolio Abbreviation

PIK	Payment-in-kind

REIT	Real Estate Investment Trust

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Want to know more?

iShares.com   |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by ICE Data Indices, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1023-1023

OCTOBER 31, 2023

2023 Annual Report

iShares Trust

• iShares iBonds Dec 2023 Term Corporate ETF | IBDO | NYSE Arca

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• iShares iBonds Dec 2028 Term Corporate ETF | IBDT | NYSE Arca

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• iShares iBonds Dec 2033 Term Corporate ETF | IBDY | NYSE Arca

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	1.39%	10.14%

U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)

International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40

Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

U.S. investment-grade corporate bonds produced a gain for the 12 months ended October 31, 2023 (the “reporting period”). The Markit iBoxx USD Liquid Investment Grade Index, a broad measure of U.S. investment-grade corporate bond performance, returned 2.18%.

Bond prices generally moved lower over the past 12 months. When the reporting period began, the market was seeing support from a decline in inflation from the peak reached in the months following the outbreak of war in Ukraine. The easing of price pressures fueled expectations that the U.S. Federal Reserve (Fed) could be nearing the end of its long series of interest rate hikes, leading to positive market performance in late 2022. As 2023 progressed, however, the combination of persistent inflation and communications from Fed officials made it clear that although rate hikes were indeed winding down, interest rates were likely to remain “higher for longer.” Continued strength in economic growth, together with elevated housing prices and robust employment, reinforced the notion that the Fed would need to maintain high rates to prevent a reacceleration of inflation. The Fed ultimately raised rates six times over the course of the 12-month period, bringing the benchmark fed funds rate from a range of 3.0-3.25% to 5.25%-5.50%. More important, however, was the fact that the markets continued to push out expectations for the central bank’s first rate cut. At the beginning of the period, the futures markets were indicating the initial rate reduction would occur in the second half of 2023. In contrast, the expected timing had shifted to late 2024 by the end of October. In this environment, U.S. Treasury yields moved higher across the maturity spectrum (as prices fell). The two-year note moved from 4.48% to 5.07% over the course of the 12-month period, while the 10-year yield rose from 4.05% to 4.93%.

Despite the headwind from rising Treasury yields, corporate issues finished with positive total returns thanks to the contribution from income and the positive effect from a decline in yield spreads relative to government debt. According to the Federal Reserve Bank of St. Louis, the ICE BofA US Corporate Index Option-Adjusted Spread fell from 163 basis points (1.63 percentage points) on October 31, 2022, to 130 on the final day of the reporting period. The spread fell as low as 117 in late September, but it climbed in October as the conflict in the Middle East and worries about the long-term impact of the United States’ rapidly rising government debt weighed on investors’ appetite for risk.

Longer-term corporate issues, which are most sensitive to interest-rate movements, lagged the broader market. Higher-rated corporate bonds, whose performance is dictated more by interest-rate movements than credit developments, generally underperformed lower-rated issues. At the sector level, financials performed well thanks to relative strength in the banking and finance industries. Energy issues also outperformed, as did other commodity-related industries such as paper and metals. On the other end of the spectrum, the utilities sector failed to keep pace with the index.

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Fund Summary as of October 31, 2023	iShares® iBonds® Dec 2023 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2023 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2023, as represented by the Bloomberg December 2023 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	5.29%	3.71%	3.07%	5.29%	19.96%	29.85%
Fund Market	5.24	3.69	3.06	5.24	19.87	29.73
Index	4.53	3.63	3.04	4.53	19.53	29.54

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The	inception date of the Fund was March 11, 2015. The first day of secondary market trading was March 12, 2015.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,027.70	$ 0.41		$ 1,000.00	$ 1,024.80	$ 0.41		0.08%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® Dec 2023 Term Corporate ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets

Aaa	1.2%
Aa	1.9
A	12.6
Baa	11.4
Short-Term and Other Assets	72.9

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets(a)

Goldman Sachs Group Inc. (The), 1.22%, 12/06/23	1.3%
Schlumberger Investment SA, 3.65%, 12/01/23	1.0
Bristol-Myers Squibb Co., 0.54%, 11/13/23	1.0
Deutsche Bank AG/New York NY, Series E, 0.96%, 11/08/23	1.0
AbbVie Inc., 3.75%, 11/14/23	0.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Dec 2024 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2024 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2024, as represented by the Bloomberg December 2024 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	4.97%	3.36%	2.83%	4.97%	17.99%	27.32%
Fund Market	4.78	3.33	2.83	4.78	17.78	27.23
Index	5.04	3.47	2.98	5.04	18.60	28.86

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was March 11, 2015. The first day of secondary market trading was March 12, 2015.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,021.20	$ 0.51		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® Dec 2024 Term Corporate ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets

Aaa	1.6%
Aa	5.1
A	49.1
Baa	41.3
Ba	0.6
Not Rated	1.4
Short-Term and Other Assets	0.9

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets(a)

AbbVie Inc., 2.60%, 11/21/24	0.8%
Morgan Stanley, 3.70%, 10/23/24	0.7
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.65%, 10/29/24	0.6
Morgan Stanley, Series F, 3.88%, 04/29/24	0.6
Bank of America Corp., 4.20%, 08/26/24	0.6

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Dec 2025 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2025 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2025, as represented by the Bloomberg December 2025 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	4.61%	3.38%	2.79%	4.61%	18.09%	26.89%
Fund Market	4.70	3.36	2.79	4.70	17.96	26.89
Index	4.70	3.39	2.85	4.70	18.14	27.51

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was March 11, 2015. The first day of secondary market trading was March 12, 2015.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,009.30	$ 0.51		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® Dec 2025 Term Corporate ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets

Aaa	2.2%
Aa	7.6
A	40.9
Baa	45.9
Ba	1.1
Not Rated	1.1
Short-Term and Other Assets	1.2

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets(a)

Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 07/23/25	0.7%
Visa Inc., 3.15%, 12/14/25	0.7
AbbVie Inc., 3.60%, 05/14/25	0.6
Boeing Co. (The), 4.88%, 05/01/25	0.6
Goldman Sachs Group Inc. (The), 3.50%, 04/01/25	0.6

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Dec 2026 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2026 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2026, as represented by the Bloomberg December 2026 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	4.82%	3.11%	2.05%	4.82%	16.56%	15.55%
Fund Market	5.00	3.11	2.05	5.00	16.54	15.60
Index	4.96	3.21	2.15	4.96	17.09	16.40

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was September 13, 2016. The first day of secondary market trading was September 15, 2016.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 995.60	$ 0.50		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® Dec 2026 Term Corporate ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets

Aaa	2.8%
Aa	7.2
A	41.9
Baa	44.2
Ba	1.0
Not Rated	1.2
Short-Term and Other Assets	1.7

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets(a)

Boeing Co. (The), 2.20%, 02/04/26	0.8%
AbbVie Inc., 2.95%, 11/21/26	0.7
Microsoft Corp., 2.40%, 08/08/26	0.7
Wells Fargo & Co., 3.00%, 04/22/26	0.6
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.45%, 10/29/26	0.6

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Dec 2027 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2027 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2027, as represented by the Bloomberg December 2027 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	4.45%	2.85%	1.76%	4.45%	15.06%	11.28%
Fund Market	4.33	2.82	1.76	4.33	14.91	11.32
Index	4.53	2.91	1.81	4.53	15.41	11.66

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was September 12, 2017. The first day of secondary market trading was September 14, 2017.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 981.40	$ 0.50		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® Dec 2027 Term Corporate ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets

Aaa	2.7%
Aa	4.8
A	35.6
Baa	52.6
Ba	0.8
Not Rated	2.0
Short-Term and Other Assets	1.5

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets(a)

T-Mobile USA Inc., 3.75%, 04/15/27	0.9%
Citigroup Inc., 4.45%, 09/29/27	0.8
Warnermedia Holdings Inc., 3.76%, 03/15/27	0.8
Verizon Communications Inc., 4.13%, 03/16/27	0.7
Microsoft Corp., 3.30%, 02/06/27	0.7

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Dec 2028 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2028 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2028, as represented by the Bloomberg December 2028 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	4.79%	2.52%	2.28%	4.79%	13.26%	12.21%
Fund Market	4.52	2.40	2.26	4.52	12.59	12.14
Index	4.90	2.58	2.32	4.90	13.57	12.44

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was September 18, 2018. The first day of secondary market trading was September 20, 2018.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 972.60	$ 0.50		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® Dec 2028 Term Corporate ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets

Aaa	1.4%
Aa	4.6
A	33.2
Baa	56.6
Ba	1.7
Not Rated	1.1
Short-Term and Other Assets	1.4

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets(a)

CVS Health Corp., 4.30%, 03/25/28	1.1%
Verizon Communications Inc., 4.33%, 09/21/28	0.9
Cigna Group (The), 4.38%, 10/15/28	0.8
Amgen Inc., 5.15%, 03/02/28	0.8
Comcast Corp., 4.15%, 10/15/28	0.8

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Dec 2029 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2029 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2029, as represented by the Bloomberg December 2029 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	4.23%	(0.68)%	4.23%	(2.75)%
Fund Market	4.19	(0.65)	4.19	(2.67)
Index	4.30	(0.63)	4.30	(2.59)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was September 17, 2019. The first day of secondary market trading was September 19, 2019.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 963.20	$ 0.49		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	17

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® Dec 2029 Term Corporate ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets

Aaa	0.8%
Aa	2.9
A	37.4
Baa	52.1
Ba	3.4
Not Rated	1.8
Short-Term and Other Assets	1.6

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets(a)

AbbVie Inc., 3.20%, 11/21/29	1.7%
Anheuser-Busch InBev Worldwide Inc., 4.75%, 01/23/29	1.4
Verizon Communications Inc., 4.02%, 12/03/29	1.2
Centene Corp., 4.63%, 12/15/29	1.2
AT&T Inc., 4.35%, 03/01/29	1.0

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Dec 2030 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2030 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar denominated, investment grade corporate bonds maturing in 2030, as represented by the Bloomberg December 2030 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	3.17%	(4.18)%	3.17%	(13.36)%
Fund Market	3.12	(4.14)	3.12	(13.23)
Index	3.31	(4.13)	3.31	(13.19)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 23, 2020. The first day of secondary market trading was June 25, 2020.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 946.50	$ 0.49		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	19

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® Dec 2030 Term Corporate ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets

Aaa	1.1%
Aa	5.2
A	34.7
Baa	55.0
Ba	1.3
Not Rated	1.2
Short-Term and Other Assets	1.5

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets(a)

T-Mobile USA Inc., 3.88%, 04/15/30	1.6%
Boeing Co. (The), 5.15%, 05/01/30	1.1
Deutsche Telekom International Finance BV, 8.75%, 06/15/30	1.0
British Telecommunications PLC, 9.63%, 12/15/30	0.8
AT&T Inc., 4.30%, 02/15/30	0.8

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Dec 2031 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2031 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2031, as represented by the Bloomberg December 2031 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	2.58%	(8.09)%	2.58%	(18.06)%
Fund Market	2.69	(7.99)	2.69	(17.85)
Index	2.70	(8.07)	2.70	(17.99)

The inception date of the Fund was June 22, 2021. The first day of secondary market trading was June 24, 2021.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 937.30	$ 0.49		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	21

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® Dec 2031 Term Corporate ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets

Aaa	1.1%
Aa	3.9
A	26.5
Baa	61.4
Ba	4.2
Not Rated	1.6
Short-Term and Other Assets	1.3

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets(a)

Orange SA, 9.00%, 03/01/31	1.3%
Verizon Communications Inc., 2.55%, 03/21/31	1.3
Oracle Corp., 2.88%, 03/25/31	1.2
AT&T Inc., 2.75%, 06/01/31	1.1
Amazon.com Inc., 2.10%, 05/12/31	1.0

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Dec 2032 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2032 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2032, as represented by the Bloomberg December 2032 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	2.49%	(2.22)%	2.49%	(2.98)%
Fund Market	2.75	(2.08)	2.75	(2.79)
Index	2.61	(2.17)	2.61	(2.89)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 28, 2022. The first day of secondary market trading was June 30, 2022.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 932.60	$ 0.49		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	23

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® Dec 2032 Term Corporate ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets

Aaa	0.5%
Aa	3.8
A	34.7
Baa	54.7
Ba	2.0
Not Rated	2.4
Short-Term and Other Assets	1.9

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets(a)

Warnermedia Holdings Inc., 4.28%, 03/15/32	1.9%
Verizon Communications Inc., 2.36%, 03/15/32	1.6
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 01/30/32	1.4
Meta Platforms Inc., 3.85%, 08/15/32	1.2
Sprint Capital Corp., 8.75%, 03/15/32	1.1

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Dec 2033 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2033 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2033, as represented by the Bloomberg December 2033 Maturity Corporate Index (the “Underlying Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns

Since Inception

Fund NAV	(5.52)%
Fund Market	(5.17)
Index	(5.57)

For the fiscal period ended October 31, 2023, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was June 21, 2023. The first day of secondary market trading was June 23, 2023.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual					Hypothetical 5% Return

Beginning Account Value (06/21/23)	(a)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00		$ 944.80	$ 0.35		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)	Commencement of operations.
(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 132/365 for actual expenses and 184/365 for hypothetical expenses (to reflect the six month period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets

Aaa	0.8%
Aa	4.1
A	37.4
Baa	52.5
Ba	1.9
Not Rated	1.8
Short-Term and Other Assets	1.5

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets(a)

Pfizer Investment Enterprises Pte Ltd., 4.75%, 05/19/33	2.0%
Amgen Inc., 5.25%, 03/02/33	1.7
AT&T Inc., 2.55%, 12/01/33	1.2
T-Mobile USA Inc., 5.05%, 07/15/33	1.0
Philip Morris International Inc., 5.38%, 02/15/33	0.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	25

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 0.2%
RTX Corp., 3.70%, 12/15/23 (Call 11/16/23)(a)	$4,365	$4,350,098

Agriculture — 0.3%
Philip Morris International Inc., 3.60%, 11/15/23(a)	5,418	5,413,637

Banks — 5.8%
Bank of Montreal, 0.45%, 12/08/23(a)	14,345	14,265,749
Canadian Imperial Bank of Commerce, 0.50%, 12/14/23(a)	12,620	12,541,276
Cooperatieve Rabobank UA, 4.63%, 12/01/23	6,355	6,344,983
Deutsche Bank AG/New York NY, Series E, 0.96%, 11/08/23	18,325	18,305,243
Goldman Sachs Group Inc. (The), 1.22%, 12/06/23 (Call 11/06/23)	23,171	23,065,276
State Street Corp., 3.70%, 11/20/23(a)	9,019	9,005,133
Svenska Handelsbanken AB, 3.90%, 11/20/23	10,603	10,592,966
Truist Financial Corp., 3.75%, 12/06/23 (Call 11/13/23)(a)	12,110	12,070,096

		106,190,722

Beverages — 0.3%
Keurig Dr Pepper Inc., 3.13%, 12/15/23 (Call 12/01/23)	6,350	6,324,625

Building Materials — 0.2%
Lennox International Inc., 3.00%, 11/15/23	3,850	3,845,713

Chemicals — 0.8%
Ecolab Inc., 0.90%, 12/15/23 (Call 11/13/23)(a)	5,955	5,920,297
Mosaic Co. (The), 4.25%, 11/15/23	8,185	8,176,352

		14,096,649

Diversified Financial Services — 0.6%
American Express Co., 0.75%, 11/03/23(a)	11,085	11,085,000

Electric — 5.2%
Alabama Power Co., Series 13-A, 3.55%, 12/01/23	4,246	4,238,026
American Electric Power Co. Inc., Series M, 0.75%, 11/01/23(a)	5,815	5,815,000
Berkshire Hathaway Energy Co., 3.75%, 11/15/23(a)	6,150	6,144,576
Black Hills Corp., 4.25%, 11/30/23	7,115	7,101,478
Consolidated Edison Inc., Series A, 0.65%, 12/01/23	15,796	15,729,321
Delmarva Power & Light Co., 3.50%, 11/15/23(a)	4,502	4,495,471
Entergy Louisiana LLC, 0.62%, 11/17/23 (Call 11/13/23)(a)	8,385	8,368,173
Eversource Energy, Series N, 3.80%, 12/01/23 (Call 11/01/23)	7,293	7,278,911
National Rural Utilities Cooperative Finance Corp., 3.40%, 11/15/23	5,150	5,145,070
Pacific Gas and Electric Co. 1.70%, 11/15/23 (Call 11/13/23)(a)	12,495	12,468,651
3.85%, 11/15/23 (Call 11/13/23)(a)	6,005	5,995,369
Public Service Co. of New Hampshire, 3.50%, 11/01/23	2,276	2,276,000
Public Service Enterprise Group Inc., 0.84%, 11/08/23(a)	9,808	9,798,392

		94,854,438

Security	Par (000)	Value

Electronics — 0.2%
Honeywell International Inc., 3.35%, 12/01/23(a)	$3,525	$3,517,868

Food — 0.4%
Kellogg Co., 2.65%, 12/01/23	6,495	6,477,531

Gas — 0.2%
Eastern Energy Gas Holdings LLC, 3.55%, 11/01/23(a)	4,635	4,635,000

Health Care - Products — 1.7%
Abbott Laboratories, 3.40%, 11/30/23	13,096	13,072,591
Baxter International Inc., 0.87%, 12/01/23(a)	10,396	10,347,992
Stryker Corp., 0.60%, 12/01/23 (Call 11/13/23)	7,770	7,734,985

		31,155,568

Health Care - Services — 0.1%
Laboratory Corp. of America Holdings, 4.00%, 11/01/23	2,248	2,248,000

Home Builders — 0.3%
Lennar Corp., 4.88%, 12/15/23 (Call 11/29/23)(a)	5,470	5,464,606

Insurance — 0.9%
Aon PLC, 4.00%, 11/27/23(a)	4,340	4,332,719
Aspen Insurance Holdings Ltd., 4.65%, 11/15/23	4,241	4,237,605
Jackson Financial Inc., 1.13%, 11/22/23(a)	7,740	7,717,511

		16,287,835

Lodging — 0.2%
Marriott International Inc./MD, Series Z, 4.15%, 12/01/23 (Call 11/16/23)(a)	3,805	3,798,599

Machinery — 0.6%
Caterpillar Financial Services Corp. 3.65%, 12/07/23(a)	5,468	5,455,274
3.75%, 11/24/23(a)	6,393	6,385,101

		11,840,375

Media — 0.6%
Thomson Reuters Corp., 4.30%, 11/23/23(a)	10,480	10,458,012

Oil & Gas — 0.6%
Shell International Finance BV, 3.50%, 11/13/23(a)	11,792	11,782,402

Oil & Gas Services — 1.5%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor Inc., 1.23%, 12/15/23(a)	8,415	8,368,252
Schlumberger Investment SA, 3.65%, 12/01/23(a)	19,165	19,116,734

		27,484,986

Pharmaceuticals — 3.7%
AbbVie Inc., 3.75%, 11/14/23(a)	17,215	17,198,755
Bristol-Myers Squibb Co.
0.54%, 11/13/23	18,430	18,399,679
3.25%, 11/01/23	4,860	4,860,000
CVS Health Corp., 4.00%, 12/05/23 (Call 12/01/23)(a)	4,643	4,634,430
Johnson & Johnson, 3.38%, 12/05/23	10,375	10,353,796
Mylan Inc., 4.20%, 11/29/23 (Call 11/16/23)	5,931	5,921,230
Takeda Pharmaceutical Co. Ltd., 4.40%, 11/26/23	6,406	6,398,467

		67,766,357

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines — 0.8%
Energy Transfer LP/Regency Energy Finance Corp., 4.50%, 11/01/23	$7,135	$7,135,000
Williams Companies Inc. (The), 4.50%, 11/15/23	7,040	7,035,427

		14,170,427

Real Estate Investment Trusts — 0.3%
AvalonBay Communities Inc., 4.20%, 12/15/23 (Call 12/01/23)(a)	4,715	4,703,325

Retail — 0.3%
Walgreens Boots Alliance Inc., 0.95%, 11/17/23 (Call 11/13/23)	5,335	5,323,486

Software — 0.6%
Microsoft Corp., 3.63%, 12/15/23 (Call 12/01/23)	10,923	10,897,533

Telecommunications — 0.5%
British Telecommunications PLC, 4.50%, 12/04/23 (Call 11/16/23)	9,143	9,128,287

Transportation — 0.2%
Ryder System Inc., 3.88%, 12/01/23 (Call 11/01/23)(a)	3,690	3,682,787

Total Long-Term Investments — 27.1% (Cost: $497,642,605)		496,983,866

Security	Shares	Value

Short-Term Securities

Money Market Funds — 74.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(b)(c)(d)	38,031,764	$38,046,976
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(b)(c)	1,321,110,000	1,321,110,000

Total Short-Term Securities — 74.0% (Cost: $1,359,125,352)		1,359,156,976

Total Investments — 101.1% (Cost: $1,856,767,957)		1,856,140,842

Liabilities in Excess of Other Assets — (1.1)%		(19,542,629)

Net Assets — 100.0%		$1,836,598,213

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$293,003,583	$—		$(255,133,137	)(a)	$123,772	$52,758	$38,046,976	38,031,764	$926,432	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	66,380,000	1,254,730,000	(a)	—		—	—	1,321,110,000	1,321,110,000	14,323,474		56

						$123,772	$52,758	$1,359,156,976		$15,249,906		$56

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2023 Term Corporate ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$496,983,866	$—	$496,983,866
Short-Term Securities
Money Market Funds	1,359,156,976	—	—	1,359,156,976

	$1,359,156,976	$496,983,866	$—	$1,856,140,842

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2024 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.4%
Omnicom Group Inc., 3.65%, 11/01/24 (Call 08/01/24)	$5,719	$5,577,497
WPP Finance 2010, 3.75%, 09/19/24	4,622	4,506,281

		10,083,778

Aerospace & Defense — 1.3%
Boeing Co. (The)
1.43%, 02/04/24 (Call 11/13/23)	14,010	13,836,912
1.95%, 02/01/24	4,876	4,823,481
2.80%, 03/01/24 (Call 02/01/24)(a)	1,646	1,628,189
2.85%, 10/30/24 (Call 07/30/24)(a)	1,907	1,848,621
General Dynamics Corp., 2.38%, 11/15/24 (Call 09/15/24)(a)	4,331	4,183,878
L3Harris Technologies Inc., 3.95%, 05/28/24 (Call 02/28/24)	1,768	1,744,835
RTX Corp., 3.20%, 03/15/24 (Call 01/15/24)	5,815	5,753,728

		33,819,644

Agriculture — 1.4%
Altria Group Inc.
3.80%, 02/14/24 (Call 01/14/24)(a)	2,309	2,290,973
4.00%, 01/31/24	3,905	3,884,742
BAT Capital Corp.
2.79%, 09/06/24 (Call 08/06/24)(a)	5,514	5,364,718
3.22%, 08/15/24 (Call 06/15/24)	9,673	9,453,620
Philip Morris International Inc.
2.88%, 05/01/24 (Call 04/01/24)	4,994	4,920,123
3.25%, 11/10/24(a)	4,786	4,663,550
5.13%, 11/15/24	5,753	5,711,262

		36,288,988

Airlines — 0.1%
Continental Airlines Pass Through Trust, Series 2012-2, Class A, 4.00%, 04/29/26	1,379	1,332,271
Delta Air Lines Pass Through Trust, Series 2019-1, Class AA, 3.20%, 10/25/25(a)	205	201,222
United Airlines Pass Through Trust, Series 2012-1 A, Class A, 4.15%, 10/11/25	2,051	2,023,971

		3,557,464

Auto Manufacturers — 4.1%
American Honda Finance Corp.
0.55%, 07/12/24	9,602	9,260,754
0.75%, 08/09/24	5,247	5,047,489
2.15%, 09/10/24	3,957	3,834,595
2.40%, 06/27/24	3,318	3,244,547
2.90%, 02/16/24	2,841	2,815,947
3.55%, 01/12/24(a)	3,249	3,233,752
General Motors Financial Co. Inc.
1.05%, 03/08/24	4,700	4,616,325
1.20%, 10/15/24	5,395	5,143,222
3.50%, 11/07/24 (Call 09/07/24)(a)	4,837	4,704,605
3.95%, 04/13/24 (Call 02/13/24)	7,069	6,992,209
5.10%, 01/17/24 (Call 12/17/23)(a)	6,998	6,979,483
PACCAR Financial Corp.
0.35%, 02/02/24(a)	2,467	2,433,400
0.50%, 08/09/24(a)	2,423	2,327,649
0.90%, 11/08/24	2,998	2,853,630
2.15%, 08/15/24(a)	2,219	2,160,118
3.15%, 06/13/24	3,345	3,292,233

Security	Par (000)	Value

Auto Manufacturers (continued)
Toyota Motor Corp.
0.68%, 03/25/24 (Call 02/25/24)(a)	$6,315	$6,187,548
2.36%, 07/02/24(a)	2,065	2,019,401
Toyota Motor Credit Corp.
0.45%, 01/11/24(a)	4,449	4,403,190
0.50%, 06/18/24(a)	4,945	4,782,600
0.63%, 09/13/24(a)	5,495	5,258,295
2.00%, 10/07/24(a)	2,986	2,885,087
2.50%, 03/22/24(a)	1,290	1,273,587
2.90%, 04/17/24(a)	3,840	3,788,764
3.35%, 01/08/24(a)	1,759	1,750,736
4.40%, 09/20/24	6,620	6,545,637

		107,834,803

Auto Parts & Equipment — 0.2%
Magna International Inc., 3.63%, 06/15/24 (Call 03/15/24)	5,889	5,799,740

Banks — 27.5%
Banco Santander SA
2.71%, 06/27/24(a)	8,590	8,397,949
3.89%, 05/24/24(a)	8,050	7,937,366
Bank of America Corp.
4.00%, 04/01/24(a)	12,109	12,008,783
4.13%, 01/22/24	11,973	11,922,739
4.20%, 08/26/24	16,572	16,307,778
Bank of Montreal
0.63%, 07/09/24(a)	8,984	8,660,240
2.15%, 03/08/24	5,069	5,000,808
2.50%, 06/28/24(a)	5,863	5,729,692
5.20%, 12/12/24	6,133	6,079,923
Series E, 3.30%, 02/05/24(a)	9,838	9,766,479
Series H, 4.25%, 09/14/24(a)	8,190	8,063,625
Bank of New York Mellon Corp. (The)
0.50%, 04/26/24 (Call 03/26/24)(a)	3,030	2,951,326
2.10%, 10/24/24(a)	6,081	5,862,925
3.25%, 09/11/24 (Call 08/11/24)(a)	2,977	2,910,097
3.40%, 05/15/24 (Call 04/15/24)	2,482	2,447,831
Series 12, 3.65%, 02/04/24 (Call 01/05/24)(a)	3,815	3,790,078
Series J, 0.85%, 10/25/24 (Call 09/25/24)(a)	4,159	3,961,804
Bank of Nova Scotia (The) 0.65%, 07/31/24(a)	5,163	4,960,707
0.70%, 04/15/24	7,110	6,943,465
2.44%, 03/11/24	4,323	4,267,349
3.40%, 02/11/24(a)	5,855	5,810,889
5.25%, 12/06/24	5,890	5,840,366
Barclays Bank PLC, 3.75%, 05/15/24	3,930	3,881,593
Barclays PLC, 4.38%, 09/11/24	7,244	7,093,894
BNP Paribas SA, 4.25%, 10/15/24	6,325	6,177,050
BPCE SA, 4.00%, 04/15/24(a)	8,242	8,160,832
Canadian Imperial Bank of Commerce
1.00%, 10/18/24(a)	4,850	4,626,940
3.10%, 04/02/24(a)	6,253	6,175,374
Citibank NA, 3.65%, 01/23/24 (Call 12/23/23)	12,093	12,031,191
Citigroup Inc.
3.75%, 06/16/24(a)	4,106	4,045,927
4.00%, 08/05/24(a)	4,316	4,245,734
Comerica Bank, 2.50%, 07/23/24(a)	3,025	2,893,128
Cooperatieve Rabobank UA/NY
0.38%, 01/12/24(a)	4,495	4,446,275
3.88%, 08/22/24	7,070	6,952,009

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2024 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Credit Agricole Corporate & Investment Bank SA, 0.78%, 06/28/24 (Call 12/28/23)(a)	$745	$719,457
Credit Suisse AG/New York NY
0.50%, 02/02/24	5,484	5,401,015
3.63%, 09/09/24(a)	15,697	15,312,633
4.75%, 08/09/24	5,590	5,515,758
Deutsche Bank AG/London, 3.70%, 05/30/24(a)	3,873	3,805,341
Deutsche Bank AG/New York NY
0.90%, 05/28/24(a)	5,645	5,472,216
3.70%, 05/30/24	4,488	4,411,066
Discover Bank, 2.45%, 09/12/24 (Call 08/12/24)(a)	4,469	4,303,168
Fifth Third Bancorp.
3.65%, 01/25/24 (Call 12/25/23)	8,858	8,791,194
4.30%, 01/16/24 (Call 12/16/23)(a)	3,755	3,732,966
Goldman Sachs Group Inc. (The)
3.00%, 03/15/24(a)	12,383	12,236,125
3.63%, 02/20/24 (Call 01/20/24)(a)	6,940	6,884,828
3.85%, 07/08/24 (Call 04/08/24)(a)	12,241	12,054,927
4.00%, 03/03/24	16,176	16,057,758
5.70%, 11/01/24(a)	12,564	12,520,994
HSBC Holdings PLC, 4.25%, 03/14/24	10,178	10,085,075
HSBC USA Inc.
3.50%, 06/23/24(a)	4,405	4,319,887
3.75%, 05/24/24(a)	6,100	6,013,517
Huntington Bancshares Inc./OH, 2.63%, 08/06/24 (Call 07/06/24)	4,605	4,469,438
ING Groep NV, 3.55%, 04/09/24(a)	6,842	6,767,916
Intesa Sanpaolo SpA, 5.25%, 01/12/24(a)	2,185	2,179,241
JPMorgan Chase & Co.
3.63%, 05/13/24(a)	10,493	10,364,492
3.88%, 02/01/24	7,289	7,252,271
3.88%, 09/10/24(a)	16,447	16,130,803
Lloyds Banking Group PLC
3.90%, 03/12/24(a)	6,812	6,754,592
4.50%, 11/04/24(a)	5,534	5,413,140
M&T Bank Corp., 4.00%, 07/15/24 (Call 04/16/24)	2,819	2,751,840
Mitsubishi UFJ Financial Group Inc.
2.80%, 07/18/24(a)	6,279	6,135,747
3.41%, 03/07/24	8,136	8,061,854
Morgan Stanley
3.70%, 10/23/24(a)	17,462	17,063,460
Series F, 3.88%, 04/29/24(a)	16,513	16,345,987
National Australia Bank Ltd./New York, 5.13%, 11/22/24	8,420	8,370,488
National Bank of Canada, 0.75%, 08/06/24(a)	3,980	3,823,664
PNC Bank NA
3.30%, 10/30/24 (Call 09/30/24)(a)	3,214	3,130,390
2.50%, 08/27/24 (Call 07/27/24)(a)	3,537	3,435,273
PNC Financial Services Group Inc. (The)
2.20%, 11/01/24 (Call 10/02/24)	3,979	3,827,111
3.50%, 01/23/24 (Call 12/23/23)	5,811	5,776,231
3.90%, 04/29/24 (Call 03/29/24)(a)	4,158	4,106,804
Royal Bank of Canada
0.43%, 01/19/24(a)	4,416	4,362,752
0.65%, 07/29/24(a)	5,060	4,868,726
0.75%, 10/07/24(a)	5,661	5,395,584
2.25%, 11/01/24(a)	8,798	8,484,797
2.55%, 07/16/24(a)	7,991	7,802,134
3.97%, 07/26/24	8,400	8,277,839
5.66%, 10/25/24	4,504	4,489,428

Security	Par (000)	Value

Banks (continued)
Santander Holdings USA Inc., 3.50%, 06/07/24 (Call 05/07/24)	$6,328	$6,200,171
Santander UK PLC
2.88%, 06/18/24(a)	2,215	2,169,354
4.00%, 03/13/24	6,565	6,514,081
Sumitomo Mitsui Banking Corp.
3.40%, 07/11/24(a)	3,022	2,968,645
3.95%, 01/10/24	2,855	2,843,288
Sumitomo Mitsui Financial Group Inc.
0.51%, 01/12/24(a)	2,470	2,443,494
2.45%, 09/27/24(a)	5,983	5,793,451
2.70%, 07/16/24(a)	10,767	10,517,586
Toronto-Dominion Bank (The)
0.55%, 03/04/24(a)	4,475	4,394,191
0.70%, 09/10/24	5,765	5,513,249
1.25%, 12/13/24	3,945	3,745,916
2.35%, 03/08/24(a)	4,489	4,432,272
2.65%, 06/12/24(a)	8,169	8,004,363
3.25%, 03/11/24(a)	5,597	5,543,006
4.29%, 09/13/24(a)	5,200	5,125,151
Truist Bank
2.15%, 12/06/24 (Call 11/05/24)	7,074	6,754,603
3.20%, 04/01/24 (Call 03/01/24)(a)	6,961	6,873,936
Truist Financial Corp.
2.50%, 08/01/24 (Call 07/01/24)(a)	6,110	5,936,215
2.85%, 10/26/24 (Call 09/26/24)(a)	5,606	5,412,356
U.S. Bancorp.
2.40%, 07/30/24 (Call 06/28/24)	6,944	6,751,763
3.38%, 02/05/24 (Call 01/05/24)	7,137	7,081,293
3.60%, 09/11/24 (Call 08/11/24)(a)	6,290	6,141,842
3.70%, 01/30/24 (Call 12/29/23)(a)	3,658	3,634,407
Wells Fargo & Co.
3.30%, 09/09/24(a)	14,121	13,772,483
3.75%, 01/24/24 (Call 12/22/23)(a)	15,411	15,326,812
4.48%, 01/16/24(a)	3,960	3,944,714
Westpac Banking Corp.
1.02%, 11/18/24	7,603	7,243,010
3.30%, 02/26/24	5,910	5,860,634
5.35%, 10/18/24(a)	7,637	7,606,913

		722,381,292

Beverages — 1.0%
Coca-Cola Co. (The), 1.75%, 09/06/24(a)	5,140	4,979,043
Constellation Brands Inc.
3.60%, 05/09/24	3,645	3,600,277
4.75%, 11/15/24	3,134	3,095,176
Diageo Capital PLC, 2.13%, 10/24/24 (Call 09/24/24)(a)	3,456	3,338,927
Keurig Dr Pepper Inc., 0.75%, 03/15/24 (Call 11/13/23)	6,332	6,208,775
PepsiCo Inc., 3.60%, 03/01/24 (Call 12/01/23)(a)	5,344	5,308,682

		26,530,880

Biotechnology — 0.7%
Amgen Inc., 3.63%, 05/22/24 (Call 02/22/24)(a)	7,392	7,298,689
Gilead Sciences Inc., 3.70%, 04/01/24 (Call 01/01/24)	10,138	10,042,198

		17,340,887

Building Materials — 0.5%
Johnson Controls International PLC, 3.63%, 07/02/24 (Call 04/02/24)(a)(b)	2,575	2,532,349

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2024 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Building Materials (continued)
Martin Marietta Materials Inc., 4.25%, 07/02/24 (Call 04/02/24)	$2,073	$2,049,147
Owens Corning, 4.20%, 12/01/24 (Call 09/01/24)	3,345	3,289,644
Trane Technologies Luxembourg Finance SA, 3.55%, 11/01/24 (Call 08/01/24)(a)	4,278	4,178,239

		12,049,379

Chemicals — 1.1%
Air Products and Chemicals Inc., 3.35%, 07/31/24 (Call 04/30/24)(a)	1,874	1,841,169
Celanese U.S. Holdings LLC
3.50%, 05/08/24 (Call 04/08/24)(a)	2,420	2,386,141
5.90%, 07/05/24(a)	2,780	2,771,908
FMC Corp., 4.10%, 02/01/24 (Call 12/01/23)(a)	2,210	2,195,784
Linde Inc., 4.80%, 12/05/24	730	725,428
LyondellBasell Industries NV, 5.75%, 04/15/24 (Call 01/15/24)	4,240	4,231,344
Nutrien Ltd., 5.90%, 11/07/24(a)	2,425	2,420,038
PPG Industries Inc., 2.40%, 08/15/24 (Call 07/15/24)(a)	1,637	1,590,748
Sherwin-Williams Co. (The)
3.13%, 06/01/24 (Call 04/01/24)(a)	4,078	4,009,318
4.05%, 08/08/24(a)	3,509	3,455,976
Westlake Corp., 0.88%, 08/15/24 (Call 11/13/23)(a)	2,230	2,141,325

		27,769,179

Commercial Services — 0.8%
Equifax Inc., 2.60%, 12/01/24 (Call 11/01/24)	4,631	4,461,479
Global Payments Inc., 1.50%, 11/15/24 (Call 10/15/24)	3,201	3,042,191
J Paul Getty Trust (The), Series 2021, 0.39%, 01/01/24 (Call 12/01/23)(a)	2,395	2,373,101
PayPal Holdings Inc., 2.40%, 10/01/24 (Call 09/01/24)(a)	8,314	8,062,180
Quanta Services Inc., 0.95%, 10/01/24 (Call 12/01/23)	2,872	2,736,551

		20,675,502

Computers — 3.1%
Apple Inc.
1.80%, 09/11/24 (Call 08/11/24)(a)	2,987	2,894,029
2.85%, 05/11/24 (Call 03/11/24)(a)	7,732	7,621,600
3.00%, 02/09/24 (Call 12/09/23)(a)	6,832	6,782,045
3.45%, 05/06/24	12,676	12,539,320
Dell International LLC/EMC Corp., 4.00%, 07/15/24 (Call 06/15/24)(a)	6,117	6,031,882
Genpact Luxembourg Sarl, 3.38%, 12/01/24 (Call 11/01/24)	2,871	2,768,893
Hewlett Packard Enterprise Co.
1.45%, 04/01/24 (Call 03/01/24)(a)	6,132	6,016,271
5.90%, 10/01/24(a)	8,470	8,457,627
International Business Machines Corp.
3.00%, 05/15/24(a)	15,978	15,735,246
3.63%, 02/12/24(a)	10,140	10,076,154
NetApp Inc., 3.30%, 09/29/24 (Call 07/29/24)(a)	2,513	2,452,255

		81,375,322

Cosmetics & Personal Care — 0.7%
Colgate-Palmolive Co., 3.25%, 03/15/24(a)	1,562	1,548,094
Estee Lauder Companies Inc. (The), 2.00%, 12/01/24 (Call 11/01/24)	3,355	3,230,183
GSK Consumer Healthcare Capital U.S. LLC, 3.02%, 03/24/24 (Call 11/16/23)(a)	3,818	3,768,460

Security	Par (000)	Value

Cosmetics & Personal Care (continued)
Unilever Capital Corp.
0.63%, 08/12/24 (Call 11/16/23)(a)	$2,912	$2,799,298
2.60%, 05/05/24 (Call 03/05/24)(a)	5,464	5,372,069
3.25%, 03/07/24 (Call 02/07/24)	2,744	2,720,093

		19,438,197

Diversified Financial Services — 6.8%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust
1.65%, 10/29/24 (Call 09/29/24)	17,785	16,958,451
2.88%, 08/14/24 (Call 07/14/24)(a)	5,079	4,935,036
3.15%, 02/15/24 (Call 01/15/24)(a)	4,835	4,783,853
4.88%, 01/16/24 (Call 12/16/23)	4,470	4,455,339
Series 3NC1, 1.75%, 10/29/24 (Call 12/01/23)	5,844	5,578,782
Affiliated Managers Group Inc., 4.25%, 02/15/24(a)	2,009	1,997,710
Air Lease Corp.
0.70%, 02/15/24 (Call 01/15/24)(a)	4,232	4,159,771
0.80%, 08/18/24 (Call 07/18/24)(a)	3,945	3,771,799
4.25%, 02/01/24 (Call 01/01/24)(a)	3,756	3,735,403
4.25%, 09/15/24 (Call 06/15/24)(a)	3,397	3,337,995
Aircastle Ltd., 4.13%, 05/01/24 (Call 02/01/24)(a)	3,107	3,064,423
Ally Financial Inc.
3.88%, 05/21/24 (Call 04/21/24)(a)	4,221	4,148,795
5.13%, 09/30/24	4,263	4,200,690
American Express Co.
2.50%, 07/30/24 (Call 06/30/24)	8,712	8,493,882
3.00%, 10/30/24 (Call 09/29/24)(a)	9,704	9,426,468
3.38%, 05/03/24	9,135	9,017,185
3.40%, 02/22/24 (Call 01/22/24)	6,757	6,702,788
3.63%, 12/05/24 (Call 11/04/24)	3,858	3,760,397
Ameriprise Financial Inc., 3.70%, 10/15/24(a)	4,151	4,065,806
BGC Group Inc., 3.75%, 10/01/24 (Call 09/01/24)(a)	1,797	1,728,654
Capital One Financial Corp.
3.30%, 10/30/24 (Call 09/30/24)(a)	8,740	8,478,059
3.75%, 04/24/24 (Call 03/24/24)(a)	4,247	4,192,050
3.90%, 01/29/24 (Call 12/29/23)(a)	6,974	6,931,232
Charles Schwab Corp. (The)
0.75%, 03/18/24 (Call 02/18/24)(a)	7,862	7,700,735
3.55%, 02/01/24 (Call 01/01/24)(a)	3,021	3,000,448
3.75%, 04/01/24 (Call 03/02/24)(a)	2,320	2,295,397
Citigroup Global Markets Holdings Inc./U.S, 0.75%, 06/07/24 (Call 12/07/23)(a)	2,973	2,879,029
Discover Financial Services, 3.95%, 11/06/24 (Call 08/06/24)(a)	3,157	3,070,290
Invesco Finance PLC, 4.00%, 01/30/24(a)	3,716	3,696,369
Mastercard Inc., 3.38%, 04/01/24(a)	6,221	6,157,538
ORIX Corp.
3.25%, 12/04/24(a)	3,755	3,641,715
4.05%, 01/16/24(a)	2,122	2,112,960
Radian Group Inc., 4.50%, 10/01/24 (Call 07/01/24)	2,630	2,563,034
Stifel Financial Corp., 4.25%, 07/18/24(a)	3,111	3,057,219
Synchrony Financial
4.25%, 08/15/24 (Call 05/15/24)	6,965	6,820,420
4.38%, 03/19/24 (Call 02/19/24)	3,465	3,431,546

		178,351,268

Electric — 6.5%
Ameren Corp., 2.50%, 09/15/24 (Call 08/15/24)	2,729	2,647,814
American Electric Power Co. Inc., 2.03%, 03/15/24	4,957	4,866,804
Avangrid Inc., 3.15%, 12/01/24 (Call 10/01/24)	3,693	3,568,457

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2024 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Black Hills Corp., 1.04%, 08/23/24 (Call 11/16/23)(a)	$3,755	$3,601,411
CenterPoint Energy Inc., 2.50%, 09/01/24 (Call 08/01/24)	3,192	3,097,833
Cleveland Electric Illuminating Co. (The), 5.50%, 08/15/24	2,170	2,160,411
Dominion Energy Inc., 3.07%, 08/15/24(b)	5,612	5,470,606
DTE Electric Co., 3.65%, 03/15/24 (Call 12/15/23)(a)	3,117	3,093,197
DTE Energy Co.
4.22%, 11/01/24(b)	6,640	6,509,141
Series C, 2.53%, 10/01/24(b)	4,051	3,922,048
Duke Energy Corp., 3.75%, 04/15/24 (Call 01/15/24)	6,044	5,985,167
Edison International, 3.55%, 11/15/24 (Call 10/15/24)	3,311	3,216,221
Emera U.S. Finance LP, 0.83%, 06/15/24(a)	2,103	2,022,637
Enel Generacion Chile SA, 4.25%, 04/15/24 (Call 01/15/24)(a)	1,454	1,431,510
Entergy Arkansas LLC, 3.70%, 06/01/24 (Call 03/01/24)	2,450	2,413,914
Entergy Louisiana LLC
0.95%, 10/01/24 (Call 11/13/23)	6,278	6,005,192
5.40%, 11/01/24	2,110	2,098,977
5.59%, 10/01/24(a)	1,178	1,178,000
Evergy Inc., 2.45%, 09/15/24 (Call 08/15/24)	5,217	5,050,877
Eversource Energy
4.20%, 06/27/24(a)	5,115	5,051,038
Series L, 2.90%, 10/01/24 (Call 08/01/24)(a)	3,259	3,167,421
Florida Power & Light Co., 3.25%, 06/01/24 (Call 12/01/23)(a)	2,601	2,560,537
Georgia Power Co., Series A, 2.20%, 09/15/24 (Call 08/15/24)(a)	2,850	2,756,450
Interstate Power & Light Co., 3.25%, 12/01/24 (Call 09/01/24)	3,586	3,482,671
IPALCO Enterprises Inc., 3.70%, 09/01/24 (Call 07/01/24)(a)	2,636	2,572,208
ITC Holdings Corp., 3.65%, 06/15/24 (Call 03/15/24)(a)	3,278	3,227,151
MidAmerican Energy Co., 3.50%, 10/15/24 (Call 07/15/24)(a)	4,040	3,960,496
National Rural Utilities Cooperative Finance Corp.
0.35%, 02/08/24	1,933	1,904,448
2.95%, 02/07/24 (Call 12/07/23)(a)	2,894	2,869,743
Series D, 1.00%, 10/18/24	2,831	2,705,329
NextEra Energy Capital Holdings Inc.
2.94%, 03/21/24 (Call 12/01/23)(a)	5,042	4,982,176
4.20%, 06/20/24	4,247	4,196,960
4.26%, 09/01/24	8,329	8,194,412
Oncor Electric Delivery Co. LLC, 2.75%, 06/01/24 (Call 05/01/24)	3,191	3,131,166
Pacific Gas and Electric Co.
3.25%, 02/16/24 (Call 11/15/23)	4,148	4,110,455
3.40%, 08/15/24 (Call 05/15/24)(a)	4,019	3,927,761
3.75%, 02/15/24 (Call 11/15/23)(a)	1,635	1,622,623
PacifiCorp, 3.60%, 04/01/24 (Call 01/01/24)(a)	2,524	2,499,878
Potomac Electric Power Co., 3.60%, 03/15/24 (Call 12/15/23)	2,035	2,017,244
Public Service Enterprise Group Inc., 2.88%, 06/15/24 (Call 05/15/24)(a)	4,770	4,676,135

Security	Par (000)	Value

Electric (continued)
Southern California Edison Co.
1.10%, 04/01/24 (Call 12/01/23)	$4,584	$4,496,239
Series K, 0.98%, 08/01/24	3,005	2,894,136
Southern Co. (The)
4.48%, 08/01/24(a)(b)	5,489	5,416,909
Series 21-A, 0.60%, 02/26/24 (Call 01/26/24)(a)	3,925	3,858,555
Southwestern Public Service Co., 3.30%, 06/15/24 (Call 12/15/23)(a)	2,050	2,017,934
Tampa Electric Co., 3.88%, 07/12/24(a)	1,970	1,941,512
Union Electric Co., 3.50%, 04/15/24 (Call 01/15/24)	2,247	2,223,759
Virginia Electric & Power Co., 3.45%, 02/15/24 (Call 11/21/23)	1,327	1,317,144
WEC Energy Group Inc., 0.80%, 03/15/24 (Call 02/15/24)(a)	3,045	2,986,578
Wisconsin Electric Power Co., 2.05%, 12/15/24 (Call 11/15/24)(a)	2,334	2,240,057

		171,349,342

Electronics — 1.1%
Allegion U.S. Holding Co. Inc., 3.20%, 10/01/24 (Call 08/01/24)	3,022	2,938,484
Amphenol Corp., 3.20%, 04/01/24 (Call 02/01/24)(a)	2,930	2,897,092
Arrow Electronics Inc., 3.25%, 09/08/24 (Call 07/08/24)(a)	3,664	3,570,063
Honeywell International Inc.
2.30%, 08/15/24 (Call 07/15/24)(a)	5,730	5,580,738
4.85%, 11/01/24	2,680	2,658,670
Keysight Technologies Inc., 4.55%, 10/30/24 (Call 07/30/24)	3,162	3,113,112
TD SYNNEX Corp., 1.25%, 08/09/24 (Call 11/13/23)	3,900	3,740,842
Trimble Inc., 4.75%, 12/01/24 (Call 09/01/24)(a)	3,036	2,989,684
Tyco Electronics Group SA, 3.45%, 08/01/24 (Call 05/01/24)(a)	2,311	2,270,880

		29,759,565

Environmental Control — 0.2%
Republic Services Inc., 2.50%, 08/15/24 (Call 07/15/24)	6,249	6,079,379

Food — 1.3%
Conagra Brands Inc., 4.30%, 05/01/24 (Call 04/01/24)	6,548	6,486,713
General Mills Inc., 3.65%, 02/15/24 (Call 11/16/23)	2,779	2,759,431
Hershey Co. (The), 2.05%, 11/15/24 (Call 10/15/24)	1,683	1,620,344
Hormel Foods Corp., 0.65%, 06/03/24 (Call 11/16/23)(a)	5,350	5,190,447
Kroger Co. (The), 4.00%, 02/01/24 (Call 12/01/23)(a)	2,980	2,963,878
McCormick & Co. Inc./MD, 3.15%, 08/15/24 (Call 06/15/24)(a)	4,494	4,397,742
Mondelez International Inc., 2.13%, 03/17/24	3,055	3,011,641
Tyson Foods Inc., 3.95%, 08/15/24 (Call 05/15/24)(a)	7,015	6,905,472

		33,335,668

Forest Products & Paper — 0.0%
Celulosa Arauco y Constitucion SA, 4.50%, 08/01/24 (Call 05/01/24)(a)	1,388	1,365,198

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2024 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Gas — 0.5%
Eastern Energy Gas Holdings LLC
3.60%, 12/15/24 (Call 09/15/24)(a)	$1,024	$995,124
Series A, 2.50%, 11/15/24 (Call 10/15/24)	4,931	4,752,778
ONE Gas Inc.
1.10%, 03/11/24 (Call 11/16/23)(a)	2,798	2,748,847
3.61%, 02/01/24 (Call 12/01/23)(a)	1,275	1,266,019
Southern California Gas Co., 3.15%, 09/15/24 (Call 06/15/24)(a)	2,909	2,838,420

		12,601,188

Health Care - Products — 1.9%
Baxter International Inc., 1.32%, 11/29/24(a)	7,828	7,441,007
Boston Scientific Corp., 3.45%, 03/01/24 (Call 02/01/24)(a)	2,849	2,824,907
DH Europe Finance II Sarl, 2.20%, 11/15/24 (Call 10/15/24)	5,491	5,293,012
GE HealthCare Technologies Inc., 5.55%, 11/15/24(a)	6,145	6,118,673
Revvity Inc., 0.85%, 09/15/24 (Call 11/13/23)(a)	3,405	3,248,076
Stryker Corp., 3.38%, 05/15/24 (Call 02/15/24)	4,101	4,048,906
Thermo Fisher Scientific Inc., 1.22%, 10/18/24 (Call 11/13/23)	15,704	15,002,942
Zimmer Biomet Holdings Inc., 1.45%, 11/22/24 (Call 11/13/23)	6,262	5,965,403

		49,942,926

Health Care - Services — 2.1%
Aetna Inc., 3.50%, 11/15/24 (Call 08/15/24)	5,431	5,294,510
CommonSpirit Health, 2.76%, 10/01/24 (Call 07/01/24)	1,918	1,862,024
Elevance Health Inc.
3.35%, 12/01/24 (Call 10/01/24)(a)	5,460	5,315,136
3.50%, 08/15/24 (Call 05/15/24)(a)	4,912	4,817,717
HCA Inc., 5.00%, 03/15/24	10,059	10,015,769
Humana Inc., 3.85%, 10/01/24 (Call 07/01/24)	4,626	4,536,392
Laboratory Corp. of America Holdings
2.30%, 12/01/24 (Call 11/01/24)	3,323	3,192,026
3.25%, 09/01/24 (Call 07/01/24)(a)	3,401	3,322,592
Quest Diagnostics Inc., 4.25%, 04/01/24 (Call 01/01/24)(a)	1,733	1,718,672
UnitedHealth Group Inc.
0.55%, 05/15/24 (Call 11/13/23)(a)	1,965	1,912,403
2.38%, 08/15/24(a)	5,085	4,953,994
3.50%, 02/15/24(a)	4,189	4,162,182
5.00%, 10/15/24(a)	4,867	4,839,585

		55,943,002

Holding Companies - Diversified — 1.0%
Ares Capital Corp., 4.20%, 06/10/24 (Call 05/10/24)(a)	5,331	5,238,667
Blackstone Private Credit Fund
1.75%, 09/15/24(a)	2,836	2,711,066
2.35%, 11/22/24(a)	2,724	2,590,134
Blue Owl Capital Corp., 5.25%, 04/15/24 (Call 03/15/24)(a)	2,720	2,693,112
FS KKR Capital Corp.
1.65%, 10/12/24(a)	3,042	2,900,948
4.63%, 07/15/24 (Call 06/15/24)(a)	2,342	2,301,919
Golub Capital BDC Inc., 3.38%, 04/15/24 (Call 03/15/24)	2,843	2,790,669
Main Street Capital Corp., 5.20%, 05/01/24(a)	2,715	2,688,448

Security	Par (000)	Value

Holding Companies - Diversified (continued)
Sixth Street Specialty Lending Inc., 3.88%, 11/01/24 (Call 10/01/24)	$2,552	$2,476,981

		26,391,944

Home Builders — 0.3%
DR Horton Inc., 2.50%, 10/15/24 (Call 09/15/24)	4,176	4,039,045
Lennar Corp., 4.50%, 04/30/24 (Call 01/31/24)	4,242	4,205,852

		8,244,897

Home Furnishings — 0.1%
Leggett & Platt Inc., 3.80%, 11/15/24 (Call 08/15/24)(a)	770	749,473
Whirlpool Corp., 4.00%, 03/01/24(a)	1,510	1,499,663

		2,249,136

Household Products & Wares — 0.1%
Avery Dennison Corp., 0.85%, 08/15/24 (Call 11/13/23)	1,757	1,685,468

Insurance — 1.4%
American International Group Inc., 4.13%, 02/15/24(a)	2,779	2,760,076
Aon Global Ltd., 3.50%, 06/14/24 (Call 03/14/24)(a)	3,560	3,503,889
Brown & Brown Inc., 4.20%, 09/15/24 (Call 06/15/24)(a)	2,972	2,919,194
Chubb INA Holdings Inc., 3.35%, 05/15/24(a)	3,735	3,682,193
CNA Financial Corp., 3.95%, 05/15/24 (Call 02/15/24)(a)	3,084	3,045,243
First American Financial Corp., 4.60%, 11/15/24	1,155	1,135,949
Marsh & McLennan Companies Inc.
3.50%, 06/03/24 (Call 03/03/24)(a)	3,434	3,383,281
3.88%, 03/15/24 (Call 02/15/24)(a)	5,876	5,829,781
MetLife Inc., 3.60%, 04/10/24(a)	5,733	5,674,492
Old Republic International Corp., 4.88%, 10/01/24 (Call 09/01/24)(a)	1,778	1,751,900
Willis North America Inc., 3.60%, 05/15/24 (Call 03/15/24)	3,647	3,591,406

		37,277,404

Internet — 2.7%
Alibaba Group Holding Ltd., 3.60%, 11/28/24 (Call 08/28/24)(a)	11,400	11,117,942
Alphabet Inc., 3.38%, 02/25/24	4,065	4,035,611
Amazon.com Inc.
0.45%, 05/12/24	11,642	11,334,039
2.73%, 04/13/24	6,535	6,448,272
2.80%, 08/22/24 (Call 06/22/24)	10,850	10,621,025
3.80%, 12/05/24 (Call 09/05/24)	6,920	6,799,123
4.70%, 11/29/24	4,606	4,569,207
Baidu Inc., 4.38%, 05/14/24 (Call 04/14/24)(a)	3,445	3,416,651
eBay Inc., 3.45%, 08/01/24 (Call 05/01/24)(a)	6,605	6,485,508
Netflix Inc., 5.75%, 03/01/24(a)	405	404,412
Weibo Corp., 3.50%, 07/05/24 (Call 06/05/24)(a)	4,483	4,391,774

		69,623,564
Iron & Steel — 0.1%
Steel Dynamics Inc., 2.80%, 12/15/24 (Call 11/15/24)	3,185	3,070,070

Leisure Time — 0.1%
Brunswick Corp., 0.85%, 08/18/24 (Call 11/16/23)	2,753	2,632,054

Lodging — 0.3%
Hyatt Hotels Corp., 1.80%, 10/01/24 (Call 11/16/23)	5,141	4,945,381

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2024 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Lodging (continued)
Marriott International Inc./MD, 3.60%, 04/15/24 (Call 03/15/24)(a)	$4,280	$4,228,996

		9,174,377

Machinery — 2.1%
Caterpillar Financial Services Corp.
0.45%, 05/17/24(a)	2,992	2,907,030
0.60%, 09/13/24(a)	3,785	3,623,509
0.95%, 01/10/24	2,299	2,277,583
2.15%, 11/08/24	6,254	6,043,644
2.85%, 05/17/24	2,299	2,262,574
3.25%, 12/01/24	3,642	3,553,555
3.30%, 06/09/24(a)	1,924	1,896,129
Caterpillar Inc., 3.40%, 05/15/24 (Call 02/15/24)(a)	3,691	3,644,178
CNH Industrial Capital LLC, 4.20%, 01/15/24(a)	2,696	2,684,966
John Deere Capital Corp.
0.45%, 01/17/24	3,939	3,893,916
0.45%, 06/07/24(a)	2,930	2,839,980
0.63%, 09/10/24	3,230	3,094,743
0.90%, 01/10/24	715	708,552
2.60%, 03/07/24(a)	2,905	2,873,542
2.65%, 06/24/24	3,420	3,353,348
3.35%, 06/12/24(a)	2,735	2,697,093
3.45%, 01/10/24(a)	1,442	1,435,611
4.55%, 10/11/24	750	742,840
Westinghouse Air Brake Technologies Corp., 4.15%, 03/15/24 (Call 02/15/24)	4,503	4,464,356

		54,997,149

Manufacturing — 1.3%
3M Co., 3.25%, 02/14/24 (Call 01/14/24)(a)	5,617	5,571,841
Carlisle Companies Inc., 3.50%, 12/01/24 (Call 10/01/24)	3,068	2,975,900
Illinois Tool Works Inc., 3.50%, 03/01/24 (Call 12/01/23)	4,416	4,382,068
Parker-Hannifin Corp.
2.70%, 06/14/24 (Call 05/14/24)	3,777	3,700,618
3.30%, 11/21/24 (Call 08/21/24)(a)	2,891	2,808,989
3.65%, 06/15/24	7,685	7,563,991
Teledyne Technologies Inc., 0.95%, 04/01/24 (Call 11/13/23)	3,525	3,449,162
Textron Inc., 4.30%, 03/01/24 (Call 12/01/23)(a)	2,431	2,413,980

		32,866,549

Media — 1.1%
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.50%, 02/01/24 (Call 01/01/24)	6,566	6,535,261
Comcast Corp., 3.70%, 04/15/24 (Call 03/15/24)	569	563,881
Discovery Communications LLC, 3.90%, 11/15/24 (Call 08/15/24)	3,086	2,999,712
Fox Corp., 4.03%, 01/25/24 (Call 12/25/23)	6,839	6,803,376
Walt Disney Co. (The)
1.75%, 08/30/24 (Call 07/30/24)	8,957	8,667,919
3.70%, 09/15/24 (Call 06/15/24)	4,681	4,599,706

		30,169,855

Metal Fabricate & Hardware — 0.1%
Timken Co. (The), 3.88%, 09/01/24 (Call 06/01/24)(a)	1,482	1,449,909

Mining — 0.2%
Freeport-McMoRan Inc., 4.55%, 11/14/24 (Call 08/14/24)	4,486	4,404,560

Security	Par (000)	Value

Office & Business Equipment — 0.2%
CDW LLC/CDW Finance Corp., 5.50%, 12/01/24 (Call 06/01/24)	$4,144	$4,103,927

Oil & Gas — 2.5%
Canadian Natural Resources Ltd., 3.80%, 04/15/24 (Call 01/15/24)(a)	2,714	2,684,830
Chevron Corp., 2.90%, 03/03/24 (Call 01/03/24)(a)	5,283	5,232,546
Chevron USA Inc., 3.90%, 11/15/24 (Call 08/15/24)(a)	4,552	4,473,392
ConocoPhillips Co., 2.13%, 03/08/24 (Call 11/13/23)(a)	250	246,734
Continental Resources Inc./OK, 3.80%, 06/01/24 (Call 03/01/24)(a)	5,700	5,613,553
Devon Energy Corp., 5.25%, 09/15/24 (Call 06/15/24)	3,207	3,181,411
Exxon Mobil Corp.
2.02%, 08/16/24 (Call 07/16/24)(a)	6,026	5,860,783
3.18%, 03/15/24 (Call 12/15/23)(a)	3,948	3,911,144
Hess Corp., 3.50%, 07/15/24 (Call 04/15/24)(a)	2,181	2,141,676
Marathon Petroleum Corp., 3.63%, 09/15/24 (Call 06/15/24)	5,061	4,950,461
Occidental Petroleum Corp., 2.90%, 08/15/24 (Call 07/15/24)(a)	5,115	4,989,742
Phillips 66, 0.90%, 02/15/24 (Call 11/16/23)	2,775	2,734,734
Shell International Finance BV, 2.00%, 11/07/24 (Call 10/07/24)(a)	7,410	7,150,835
TotalEnergies Capital International SA
3.70%, 01/15/24(a)	5,414	5,390,106
3.75%, 04/10/24(a)	6,802	6,745,549

		65,307,496

Packaging & Containers — 0.2%
Packaging Corp. of America, 3.65%, 09/15/24 (Call 06/15/24)	2,314	2,265,815
WRKCo Inc., 3.00%, 09/15/24 (Call 07/15/24)	3,643	3,548,960

		5,814,775

Pharmaceuticals — 4.6%
AbbVie Inc.
2.60%, 11/21/24 (Call 10/21/24)	20,417	19,733,068
3.85%, 06/15/24 (Call 03/15/24)	5,326	5,254,508
AmerisourceBergen Corp., 3.40%, 05/15/24 (Call 02/15/24)(a)	2,621	2,584,026
Astrazeneca Finance LLC, 0.70%, 05/28/24 (Call 11/13/23)	8,511	8,270,972
Becton Dickinson and Co.
3.36%, 06/06/24 (Call 04/06/24)	6,183	6,085,835
3.73%, 12/15/24 (Call 09/15/24)	5,324	5,193,714
Bristol-Myers Squibb Co.
2.90%, 07/26/24 (Call 06/26/24)	13,306	13,038,010
3.63%, 05/15/24 (Call 02/15/24)	1,820	1,799,713
Cardinal Health Inc.
3.08%, 06/15/24 (Call 04/15/24)	4,634	4,549,130
3.50%, 11/15/24 (Call 08/15/24)	3,057	2,976,797
Cigna Group (The)
0.61%, 03/15/24 (Call 11/13/23)	3,227	3,163,859
3.50%, 06/15/24 (Call 03/17/24)(a)	4,899	4,824,092
CVS Health Corp.
2.63%, 08/15/24 (Call 07/15/24)	5,962	5,806,465
3.38%, 08/12/24 (Call 05/12/24)	4,304	4,215,763
GlaxoSmithKline Capital PLC, 3.00%, 06/01/24 (Call 05/01/24)(a)	5,487	5,397,386
McKesson Corp., 3.80%, 03/15/24 (Call 12/15/23)	350	346,991

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2024 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Merck & Co. Inc., 2.90%, 03/07/24 (Call 02/07/24)(a)	$4,691	$4,644,979
Novartis Capital Corp., 3.40%, 05/06/24	11,721	11,579,877
Pfizer Inc.
2.95%, 03/15/24 (Call 02/15/24)	3,688	3,650,337
3.40%, 05/15/24(a)	5,394	5,325,570
Wyeth LLC, 6.45%, 02/01/24(a)	2,713	2,716,392

		121,157,484

Pipelines — 3.1%
Boardwalk Pipelines LP, 4.95%, 12/15/24 (Call 09/15/24)	3,852	3,793,821
Enbridge Inc.
2.15%, 02/16/24	1,731	1,710,893
3.50%, 06/10/24 (Call 03/10/24)(a)	3,151	3,103,107
Energy Transfer LP
3.90%, 05/15/24 (Call 02/15/24)	2,992	2,954,781
4.25%, 04/01/24 (Call 01/01/24)(a)	2,900	2,874,720
4.50%, 04/15/24 (Call 03/15/24)	4,083	4,050,678
4.90%, 02/01/24 (Call 12/01/23)	1,807	1,798,989
5.88%, 01/15/24 (Call 11/16/23)(a)	4,698	4,694,142
Enterprise Products Operating LLC, 3.90%, 02/15/24 (Call 12/01/23)(a)	4,819	4,792,979
Kinder Morgan Energy Partners LP
4.15%, 02/01/24 (Call 12/14/23)	3,480	3,461,533
4.25%, 09/01/24 (Call 06/01/24)	4,082	4,019,798
4.30%, 05/01/24 (Call 02/01/24)(a)	3,711	3,676,427
MPLX LP, 4.88%, 12/01/24 (Call 09/01/24)	7,015	6,921,013
ONEOK Inc., 2.75%, 09/01/24 (Call 08/01/24)(a)	3,363	3,268,116
Plains All American Pipeline LP/PAA Finance Corp., 3.60%, 11/01/24 (Call 08/01/24)	4,846	4,725,354
Sabine Pass Liquefaction LLC, 5.75%, 05/15/24 (Call 02/15/24)(a)	1,970	1,965,925
Spectra Energy Partners LP, 4.75%, 03/15/24 (Call 12/15/23)(a)	5,357	5,331,414
TransCanada PipeLines Ltd., 1.00%, 10/12/24 (Call 09/12/24)	6,930	6,598,239
Williams Companies Inc. (The)
4.30%, 03/04/24 (Call 12/04/23)	5,696	5,660,853
4.55%, 06/24/24 (Call 03/24/24)(a)	7,020	6,948,494

		82,351,276

Real Estate Investment Trusts — 3.2%
American Tower Corp.
0.60%, 01/15/24(a)	2,916	2,882,316
3.38%, 05/15/24 (Call 04/15/24)	3,792	3,736,641
5.00%, 02/15/24	5,437	5,417,241
AvalonBay Communities Inc., 3.50%, 11/15/24 (Call 08/15/24)(a)	2,170	2,118,998
Boston Properties LP, 3.80%, 02/01/24 (Call 12/01/23)	3,710	3,680,125
Brixmor Operating Partnership LP, 3.65%, 06/15/24 (Call 04/15/24)(a)	541	530,413
Crown Castle International Corp., 3.20%, 09/01/24 (Call 07/01/24)	5,429	5,301,875
Equinix Inc., 2.63%, 11/18/24 (Call 10/18/24)(a)	6,844	6,608,543
Essex Portfolio LP, 3.88%, 05/01/24 (Call 02/01/24)(a)	2,316	2,285,167
Federal Realty Investment Trust, 3.95%, 01/15/24 (Call 12/01/23)	2,274	2,259,282
GLP Capital LP/GLP Financing II Inc., 3.35%, 09/01/24 (Call 08/01/24)	2,858	2,776,297

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Host Hotels & Resorts LP, 3.88%, 04/01/24 (Call 02/01/24)(a)	$2,549	$2,517,616
Kilroy Realty LP, 3.45%, 12/15/24 (Call 09/15/24)	2,711	2,607,790
Kimco Realty Corp., 2.70%, 03/01/24 (Call 01/01/24)(a)	2,236	2,207,746
Mid-America Apartments LP, 3.75%, 06/15/24 (Call 03/15/24)(a)	2,282	2,246,192
NNN REIT Inc., 3.90%, 06/15/24 (Call 03/15/24)(a)	2,441	2,400,205
Omega Healthcare Investors Inc., 4.95%, 04/01/24 (Call 01/01/24)	2,150	2,135,763
Realty Income Corp.
3.88%, 07/15/24 (Call 04/15/24)(a)	2,123	2,091,259
4.60%, 02/06/24 (Call 11/16/23)(a)	2,827	2,811,628
Simon Property Group LP
2.00%, 09/13/24 (Call 06/13/24)(a)	5,680	5,487,954
3.38%, 10/01/24 (Call 07/01/24)(a)	5,316	5,188,853
3.75%, 02/01/24 (Call 12/01/23)(a)	3,182	3,164,001
Ventas Realty LP
3.50%, 04/15/24 (Call 03/15/24)(a)	2,232	2,202,838
3.75%, 05/01/24 (Call 02/01/24)(a)	2,368	2,335,915
Welltower Inc., 4.50%, 01/15/24 (Call 12/01/23)(a)	1,730	1,722,523
Welltower OP LLC, 3.63%, 03/15/24 (Call 02/15/24)	5,306	5,251,591
WP Carey Inc., 4.60%, 04/01/24 (Call 01/01/24)(a)	2,901	2,877,168

		84,845,940

Retail — 2.2%
AutoNation Inc., 3.50%, 11/15/24 (Call 09/15/24)	3,165	3,064,233
AutoZone Inc., 3.13%, 04/18/24 (Call 03/18/24)(a)	3,189	3,145,579
Costco Wholesale Corp., 2.75%, 05/18/24 (Call 03/18/24)(a)	5,681	5,589,690
Dollar General Corp., 4.25%, 09/20/24	4,865	4,784,684
Home Depot Inc. (The), 3.75%, 02/15/24 (Call 12/01/23)	7,051	7,011,661
Lowe’s Companies Inc., 3.13%, 09/15/24 (Call 06/15/24)(a)	4,027	3,931,571
McDonald’s Corp., 3.25%, 06/10/24	4,785	4,707,368
Target Corp., 3.50%, 07/01/24(a)	7,946	7,832,556
Walgreens Boots Alliance Inc., 3.80%, 11/18/24 (Call 08/18/24)	180	174,942
Walmart Inc.
2.65%, 12/15/24 (Call 10/15/24)(a)	3,325	3,227,384
2.85%, 07/08/24 (Call 06/08/24)(a)	5,855	5,747,018
3.30%, 04/22/24 (Call 01/22/24)	8,407	8,312,534

		57,529,220

Semiconductors — 2.5%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 01/15/24 (Call 12/04/23)	5,096	5,069,800
Broadcom Inc., 3.63%, 10/15/24 (Call 09/15/24)	3,888	3,802,472
Intel Corp.
2.70%, 06/17/24 (Call 04/17/24)(a)	400	392,904
2.88%, 05/11/24 (Call 03/11/24)(a)	7,527	7,413,045
KLA Corp., 4.65%, 11/01/24 (Call 08/01/24)	4,897	4,838,014
Microchip Technology Inc.
0.97%, 02/15/24(a)	8,325	8,201,402
0.98%, 09/01/24	5,423	5,197,029
NVIDIA Corp., 0.58%, 06/14/24 (Call 11/13/23)	4,730	4,585,867
NXP BV/NXP Funding LLC, 4.88%, 03/01/24 (Call 02/01/24)	6,503	6,473,604
Qorvo Inc., 1.75%, 12/15/24 (Call 11/13/23)(c)	3,184	3,011,819

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2024 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors (continued)
QUALCOMM Inc., 2.90%, 05/20/24 (Call 03/20/24)(a)	$4,962	$4,886,475
Texas Instruments Inc.
2.63%, 05/15/24 (Call 03/15/24)	2,720	2,673,086
4.70%, 11/18/24	2,637	2,614,323
Xilinx Inc., 2.95%, 06/01/24 (Call 04/01/24)(a)	5,529	5,432,179

		64,592,019

Software — 2.5%
Cadence Design Systems Inc., 4.38%, 10/15/24 (Call 07/15/24)(a)	2,315	2,283,323
Fidelity National Information Services Inc., 0.60%, 03/01/24	4,872	4,781,743
Fiserv Inc., 2.75%, 07/01/24 (Call 06/01/24)	10,907	10,669,320
Microsoft Corp., 2.88%, 02/06/24 (Call 12/06/23)(a)	8,137	8,077,722
Oracle Corp.
2.95%, 11/15/24 (Call 09/15/24)	11,541	11,193,729
3.40%, 07/08/24 (Call 04/08/24)(a)	10,883	10,693,255
Roper Technologies Inc., 2.35%, 09/15/24 (Call 08/15/24)(a)	3,992	3,869,789
salesforce.com Inc., 0.63%, 07/15/24 (Call 11/13/23)(a)	5,669	5,472,515
Take-Two Interactive Software Inc., 3.30%, 03/28/24(a)	1,086	1,073,352
VMware Inc., 1.00%, 08/15/24 (Call 11/13/23)	7,812	7,505,804

		65,620,552

Telecommunications — 1.9%
AT&T Inc., 0.90%, 03/25/24 (Call 11/13/23)	12,722	12,462,415
Bell Telephone Co. of Canada or Bell Canada (The), Series US-3, 0.75%, 03/17/24	3,545	3,475,432
Cisco Systems Inc., 3.63%, 03/04/24	5,088	5,051,956
Motorola Solutions Inc., 4.00%, 09/01/24(a)	647	634,321
Sprint LLC, 7.13%, 06/15/24	10,864	10,922,444
Verizon Communications Inc.
0.75%, 03/22/24	5,445	5,337,249
3.50%, 11/01/24 (Call 08/01/24)(a)	7,477	7,308,954
Vodafone Group PLC, 3.75%, 01/16/24(a)	4,154	4,132,048

		49,324,819

Toys, Games & Hobbies — 0.1%
Hasbro Inc., 3.00%, 11/19/24 (Call 10/19/24)	3,565	3,452,138

Transportation — 1.7%
Burlington Northern Santa Fe LLC
3.40%, 09/01/24 (Call 06/01/24)	4,391	4,302,099
3.75%, 04/01/24 (Call 01/01/24)(a)	2,831	2,805,515
Canadian National Railway Co., 2.95%, 11/21/24 (Call 08/21/24)	2,412	2,340,073
Canadian Pacific Railway Co., 1.35%, 12/02/24 (Call 12/01/23)	9,009	8,575,198
CSX Corp., 3.40%, 08/01/24 (Call 05/01/24)(a)	4,014	3,940,001
Norfolk Southern Corp., 3.85%, 01/15/24 (Call 12/01/23)(a)	2,545	2,532,647

Security	Par (000)	Value

Transportation (continued)
Ryder System Inc.
2.50%, 09/01/24 (Call 08/01/24)(a)	$3,219	$3,123,624
3.65%, 03/18/24 (Call 02/18/24)	3,442	3,410,119
Union Pacific Corp.
3.15%, 03/01/24 (Call 02/01/24)(a)	2,932	2,905,143
3.65%, 02/15/24 (Call 12/01/23)(a)	2,456	2,439,091
3.75%, 03/15/24 (Call 12/15/23)(a)	2,361	2,341,295
United Parcel Service Inc.
2.20%, 09/01/24 (Call 08/01/24)(a)	2,530	2,457,373
2.80%, 11/15/24 (Call 09/15/24)(a)	3,328	3,234,450

		44,406,628

Trucking & Leasing — 0.1%
GATX Corp., 4.35%, 02/15/24 (Call 01/15/24)(a)	1,876	1,864,593

Water — 0.1%
American Water Capital Corp., 3.85%, 03/01/24 (Call 12/01/23)	2,188	2,173,093

Total Long-Term Investments — 99.1% (Cost: $2,643,736,100)		2,600,453,487

	Shares

Short-Term Securities

Money Market Funds — 10.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(d)(e)(f)	263,149,350	263,254,610
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(d)(e)	2,490,000	2,490,000

Total Short-Term Securities — 10.1% (Cost: $265,669,657)		265,744,610

Total Investments — 109.2% (Cost: $2,909,405,757)		2,866,198,097

Liabilities in Excess of Other Assets — (9.2)%		(242,118,214)

Net Assets — 100.0%		$2,624,079,883

(a)	All or a portion of this security is on loan.
(b)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2024 Term Corporate ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$90,141,694	$173,061,743	(a)	$—		$(15,863)	$67,036	$263,254,610	263,149,350	$701,639	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	8,885,000	—		(6,395,000	)(a)	—	—	2,490,000	2,490,000	582,401		6

						$(15,863)	$67,036	$265,744,610		$1,284,040		$6

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$2,600,453,487	$—	$2,600,453,487
Short-Term Securities
Money Market Funds	265,744,610	—	—	265,744,610

	$265,744,610	$2,600,453,487	$—	$2,866,198,097

See notes to financial statements.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2025 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 1.8%
Boeing Co. (The)
2.60%, 10/30/25 (Call 07/30/25)(a)	$1,070	$1,000,266
4.88%, 05/01/25 (Call 04/01/25)	13,517	13,280,333
General Dynamics Corp.
3.25%, 04/01/25 (Call 03/01/25)	3,448	3,340,257
3.50%, 05/15/25 (Call 03/15/25)	3,287	3,190,244
Hexcel Corp., 4.95%, 08/15/25 (Call 05/15/25)(a)	1,105	1,076,191
L3Harris Technologies Inc., 3.83%, 04/27/25 (Call 01/27/25)	3,027	2,931,171
Lockheed Martin Corp., 4.95%, 10/15/25 (Call 09/15/25)	1,163	1,154,413
Northrop Grumman Corp., 2.93%, 01/15/25 (Call 11/15/24)	6,987	6,749,440
RTX Corp., 3.95%, 08/16/25 (Call 06/16/25)	6,585	6,369,677

		39,091,992

Agriculture — 1.0%
Altria Group Inc., 2.35%, 05/06/25 (Call 04/06/25)	3,703	3,506,607
Bunge Ltd. Finance Corp., 1.63%, 08/17/25 (Call 07/17/25)	2,365	2,190,230
Philip Morris International Inc.
1.50%, 05/01/25 (Call 04/01/25)	3,717	3,493,777
3.38%, 08/11/25 (Call 05/11/25)	3,638	3,492,873
5.00%, 11/17/25	2,090	2,064,704
Reynolds American Inc., 4.45%, 06/12/25 (Call 03/12/25)(a)	6,311	6,154,271

		20,902,462

Airlines — 0.3%
Southwest Airlines Co., 5.25%, 05/04/25 (Call 04/04/25)	5,564	5,486,554
United Airlines Pass Through Trust, Series 2013-1, Class A, 4.30%, 02/15/27	637	604,861

		6,091,415

Apparel — 0.6%
NIKE Inc., 2.40%, 03/27/25 (Call 02/27/25)(a)	4,889	4,692,933
PVH Corp., 4.63%, 07/10/25 (Call 06/10/25)	2,054	1,968,175
Ralph Lauren Corp., 3.75%, 09/15/25 (Call 07/15/25)(a)	2,070	1,996,448
Tapestry Inc., 4.25%, 04/01/25 (Call 01/01/25)	1,030	999,222
VF Corp., 2.40%, 04/23/25 (Call 03/23/25)	3,502	3,297,730

		12,954,508

Auto Manufacturers — 4.2%
American Honda Finance Corp.
1.00%, 09/10/25(a)	2,977	2,734,774
1.20%, 07/08/25	3,180	2,954,921
1.50%, 01/13/25	3,245	3,088,914
5.00%, 05/23/25(a)	2,280	2,259,939
5.80%, 10/03/25	1,905	1,911,354
Series A, 4.60%, 04/17/25(a)	3,205	3,158,642
Cummins Inc., 0.75%, 09/01/25 (Call 08/01/25)	2,476	2,275,890
General Motors Co.
4.00%, 04/01/25(a)	1,880	1,822,318
6.13%, 10/01/25 (Call 09/01/25)	7,425	7,411,586
General Motors Financial Co. Inc.
2.75%, 06/20/25 (Call 05/20/25)	4,480	4,230,062
2.90%, 02/26/25 (Call 01/26/25)	4,306	4,113,130
3.80%, 04/07/25(a)	3,840	3,706,908
4.00%, 01/15/25 (Call 10/15/24)	3,215	3,126,064
4.30%, 07/13/25 (Call 04/13/25)	2,712	2,620,760

Security	Par (000)	Value

Auto Manufacturers (continued)
4.35%, 04/09/25 (Call 02/09/25)	$3,942	$3,831,814
6.05%, 10/10/25	4,530	4,512,554
Honda Motor Co. Ltd., 2.27%, 03/10/25 (Call 02/10/25)	3,490	3,336,933
PACCAR Financial Corp.
1.80%, 02/06/25	2,302	2,197,469
2.85%, 04/07/25(a)	1,310	1,261,290
3.55%, 08/11/25	2,320	2,245,881
4.95%, 10/03/25	930	923,841
Toyota Motor Credit Corp.
0.80%, 10/16/25	3,336	3,047,712
1.45%, 01/13/25	3,299	3,141,531
1.80%, 02/13/25	4,434	4,226,429
3.00%, 04/01/25	4,666	4,500,573
3.40%, 04/14/25	1,330	1,289,130
3.65%, 08/18/25	2,855	2,764,153
3.95%, 06/30/25	4,400	4,289,866
4.80%, 01/10/25	1,492	1,479,095
5.40%, 11/10/25	2,580	2,576,413
5.60%, 09/11/25(a)	1,225	1,227,477

		92,267,423

Auto Parts & Equipment — 0.3%
Aptiv PLC, 2.40%, 02/18/25 (Call 11/13/23)(a)	3,791	3,616,443
BorgWarner Inc., 3.38%, 03/15/25 (Call 12/15/24)	45	43,410
Magna International Inc., 4.15%, 10/01/25 (Call 07/01/25)(a)	3,332	3,237,645

		6,897,498

Banks — 25.1%
Australia & New Zealand Banking Group Ltd.
3.70%, 11/16/25	3,627	3,492,853
5.09%, 12/08/25	4,150	4,103,488
5.38%, 07/03/25	4,135	4,116,701
5.67%, 10/03/25	1,470	1,472,160
Banco Bilbao Vizcaya Argentaria SA, 1.13%, 09/18/25	3,540	3,224,290
Banco Santander SA
2.75%, 05/28/25	5,900	5,560,574
3.50%, 03/24/25(a)	4,840	4,655,532
5.15%, 08/18/25	6,785	6,606,610
5.18%, 11/19/25	5,719	5,527,529
Bank of America Corp.
3.88%, 08/01/25	6,982	6,758,997
4.00%, 01/22/25	10,129	9,857,776
Series L, 3.95%, 04/21/25	9,822	9,495,559
Bank of America NA, 5.65%, 08/18/25 (Call 07/18/25)	6,935	6,915,710
Bank of Montreal
1.50%, 01/10/25	6,045	5,733,702
1.85%, 05/01/25	6,023	5,660,601
3.70%, 06/07/25	5,539	5,339,478
5.92%, 09/25/25	2,800	2,792,795
Bank of New York Mellon Corp. (The)
1.60%, 04/24/25 (Call 03/24/25)	5,608	5,267,853
3.95%, 11/18/25 (Call 10/18/25)	1,981	1,902,405
Series G, 3.00%, 02/24/25 (Call 01/24/25)	3,746	3,610,624
Bank of Nova Scotia (The)
1.30%, 06/11/25	5,047	4,680,178
1.45%, 01/10/25	3,936	3,730,569
2.20%, 02/03/25	5,079	4,845,007
3.45%, 04/11/25	6,460	6,225,234

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2025 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
5.45%, 06/12/25(a)	$3,235	$3,202,318
BankUnited Inc., 4.88%, 11/17/25 (Call 08/17/25)(a)	1,522	1,422,647
Barclays PLC, 3.65%, 03/16/25	8,421	8,100,904
Canadian Imperial Bank of Commerce
0.95%, 10/23/25(a)	2,479	2,249,838
2.25%, 01/28/25	4,432	4,232,149
3.30%, 04/07/25	5,550	5,339,838
3.95%, 08/04/25	5,539	5,348,296
5.14%, 04/28/25	2,805	2,767,454
Citibank NA, 5.86%, 09/29/25 (Call 08/29/25)(a)	6,130	6,138,274
Citigroup Inc.
3.30%, 04/27/25	6,067	5,838,597
3.88%, 03/26/25	4,032	3,888,638
4.40%, 06/10/25	9,741	9,427,133
5.50%, 09/13/25(a)	5,551	5,473,681
Citizens Bank NA, 2.25%, 04/28/25 (Call 03/28/25)(a)	3,156	2,919,789
Citizens Financial Group Inc., 4.30%, 12/03/25 (Call 11/03/25)	1,332	1,252,569
Comerica Bank, 4.00%, 07/27/25(a)	1,179	1,082,581
Commonwealth Bank of Australia, 5.50%, 09/12/25(a)	2,345	2,341,754
Commonwealth Bank of Australia/ New York NY, 5.08%, 01/10/25	2,498	2,486,172
Cooperatieve Rabobank UA
4.38%, 08/04/25	5,944	5,709,267
5.50%, 07/18/25	3,130	3,109,804
Cooperatieve Rabobank UA/NY
1.38%, 01/10/25	3,155	2,994,269
3.38%, 05/21/25	3,992	3,844,500
5.00%, 01/13/25	590	584,219
Credit Suisse AG/New York NY
2.95%, 04/09/25	5,224	4,960,371
3.70%, 02/21/25	7,652	7,368,685
7.95%, 01/09/25	4,571	4,635,604
Deutsche Bank AG, 4.50%, 04/01/25(a)	5,405	5,175,721
Deutsche Bank AG/New York NY, 4.16%, 05/13/25	3,405	3,304,868
Fifth Third Bancorp., 2.38%, 01/28/25 (Call 12/28/24)	3,534	3,360,043
Fifth Third Bank NA, 3.95%, 07/28/25 (Call 06/28/25)	2,375	2,277,510
First Horizon Corp., 4.00%, 05/26/25 (Call 04/26/25)(a)	1,377	1,280,814
FNB Corp., 5.15%, 08/25/25 (Call 07/25/25)	1,335	1,280,433
Goldman Sachs Group Inc. (The)
3.50%, 01/23/25 (Call 10/23/24)	9,717	9,412,321
3.50%, 04/01/25 (Call 03/01/25)(a)	13,158	12,665,396
3.75%, 05/22/25 (Call 02/22/25)	8,458	8,152,446
4.25%, 10/21/25	8,004	7,675,497
HSBC Holdings PLC, 4.25%, 08/18/25	6,418	6,151,187
HSBC USA Inc., 5.63%, 03/17/25(a)	2,610	2,593,188
Huntington Bancshares Inc./OH, 4.00%, 05/15/25 (Call 04/15/25)(a)	1,655	1,585,587
JPMorgan Chase & Co.
3.13%, 01/23/25 (Call 10/23/24)	10,756	10,406,083
3.90%, 07/15/25 (Call 04/15/25)	10,274	9,955,598
7.75%, 07/15/25	870	896,844
KeyBank NA/Cleveland OH
3.30%, 06/01/25	2,723	2,526,549
4.15%, 08/08/25	2,435	2,264,644
KeyCorp, 4.15%, 10/29/25	2,308	2,148,770

Security	Par (000)	Value

Banks (continued)
Lloyds Bank PLC, 3.50%, 05/14/25	$465	$449,018
Lloyds Banking Group PLC
4.45%, 05/08/25(a)	7,873	7,648,694
4.58%, 12/10/25	4,622	4,397,144
Manufacturers & Traders Trust Co.
2.90%, 02/06/25 (Call 01/06/25)	3,701	3,512,036
5.40%, 11/21/25 (Call 10/21/25)	1,513	1,460,333
Mitsubishi UFJ Financial Group Inc.
1.41%, 07/17/25	6,961	6,431,157
2.19%, 02/25/25	10,291	9,778,342
3.78%, 03/02/25	3,217	3,120,058
Morgan Stanley
4.00%, 07/23/25	11,631	11,257,749
5.00%, 11/24/25	8,114	7,927,924
Morgan Stanley Bank NA, 5.48%, 07/16/25 (Call 06/16/25)	4,375	4,354,494
National Australia Bank Ltd./New York
3.50%, 06/09/25(a)	1,884	1,823,480
5.20%, 05/13/25	2,880	2,863,070
National Bank of Canada, 5.25%, 01/17/25	2,175	2,156,499
Northern Trust Corp., 3.95%, 10/30/25(a)	3,367	3,249,481
PNC Bank NA
2.95%, 02/23/25 (Call 01/24/25)	3,492	3,347,184
3.25%, 06/01/25 (Call 05/02/25)	3,213	3,069,231
3.88%, 04/10/25 (Call 03/10/25)	3,057	2,951,320
4.20%, 11/01/25 (Call 10/02/25)	2,201	2,109,867
Regions Financial Corp., 2.25%, 05/18/25 (Call 04/18/25)	3,365	3,089,619
Royal Bank of Canada
1.15%, 06/10/25	6,642	6,171,339
1.60%, 01/21/25	3,845	3,656,098
3.38%, 04/14/25	6,216	5,998,103
4.95%, 04/25/25	1,735	1,709,092
Santander Holdings USA Inc.
3.45%, 06/02/25 (Call 05/02/25)(a)	4,026	3,806,272
4.50%, 07/17/25 (Call 04/17/25)(a)	4,429	4,251,417
State Street Corp., 3.55%, 08/18/25	5,979	5,743,998
Sumitomo Mitsui Banking Corp., 3.65%, 07/23/25(a)	855	821,801
Sumitomo Mitsui Financial Group Inc.
1.47%, 07/08/25	10,054	9,309,889
2.35%, 01/15/25	6,309	6,033,139
Synchrony Bank, 5.40%, 08/22/25 (Call 07/22/25)	2,527	2,411,900
Synovus Financial Corp., 5.20%, 08/11/25 (Call 07/11/25)	985	931,641
Toronto-Dominion Bank (The)
0.75%, 09/11/25	4,143	3,774,251
1.15%, 06/12/25	4,004	3,710,011
1.45%, 01/10/25	3,535	3,358,535
3.77%, 06/06/25	6,525	6,305,157
Truist Bank
1.50%, 03/10/25 (Call 02/10/25)(a)	4,960	4,640,677
3.63%, 09/16/25 (Call 08/16/25)	4,132	3,896,981
4.05%, 11/03/25 (Call 09/03/25)(a)	1,975	1,895,512
Truist Financial Corp.
1.20%, 08/05/25 (Call 07/03/25)(a)	2,219	2,022,783
3.70%, 06/05/25 (Call 05/05/25)	3,612	3,465,294
4.00%, 05/01/25 (Call 03/01/25)	3,575	3,436,457
U.S. Bancorp.
1.45%, 05/12/25 (Call 04/11/25)	5,867	5,468,677
3.95%, 11/17/25 (Call 10/17/25)(a)	3,388	3,242,321

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2025 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
U.S. Bank NA/Cincinnati OH
2.05%, 01/21/25 (Call 12/20/24)	$4,126	$3,927,596
2.80%, 01/27/25 (Call 12/27/24)	3,348	3,212,127
UBS AG, 5.80%, 09/11/25	3,190	3,173,327
UBS Group AG, 3.75%, 03/26/25	8,335	8,024,659
Wells Fargo & Co.
3.00%, 02/19/25	10,679	10,275,871
3.55%, 09/29/25(a)	10,407	9,936,910
6.00%, 10/28/25 (Call 04/28/24)	30	29,734
Wells Fargo Bank NA, 5.55%, 08/01/25 (Call 07/01/25)(a)	1,630	1,624,161
Westpac Banking Corp.
2.35%, 02/19/25(a)	6,326	6,067,826
3.74%, 08/26/25	3,260	3,155,292

		551,894,623

Beverages — 1.3%
Brown-Forman Corp., 3.50%, 04/15/25 (Call 02/15/25)	1,194	1,158,698
Coca-Cola Consolidated Inc., 3.80%, 11/25/25 (Call 08/25/25)	1,234	1,188,063
Constellation Brands Inc.
4.40%, 11/15/25 (Call 09/15/25)	2,407	2,338,255
4.75%, 12/01/25	1,900	1,857,811
Diageo Capital PLC
1.38%, 09/29/25 (Call 08/29/25)(a)	3,206	2,969,676
5.20%, 10/24/25	1,834	1,826,087
Keurig Dr Pepper Inc.
3.40%, 11/15/25 (Call 08/15/25)	2,438	2,326,109
4.42%, 05/25/25 (Call 03/25/25)(a)	2,327	2,276,114
PepsiCo Inc.
2.25%, 03/19/25 (Call 02/19/25)	6,068	5,813,083
2.75%, 04/30/25 (Call 01/30/25)	3,947	3,794,921
3.50%, 07/17/25 (Call 04/17/25)	2,226	2,157,205

		27,706,022

Biotechnology — 1.6%
Amgen Inc.
1.90%, 02/21/25 (Call 01/21/25)	3,412	3,253,141
3.13%, 05/01/25 (Call 02/01/25)	4,267	4,104,242
5.25%, 03/02/25	4,745	4,707,943
Baxalta Inc., 4.00%, 06/23/25 (Call 03/23/25)	2,970	2,882,306
Biogen Inc., 4.05%, 09/15/25 (Call 06/15/25)	7,228	6,975,388
Gilead Sciences Inc., 3.50%, 02/01/25 (Call 11/01/24)	8,348	8,112,119
Illumina Inc., 5.80%, 12/12/25 (Call 11/12/25)	1,260	1,246,991
Royalty Pharma PLC, 1.20%, 09/02/25 (Call 08/02/25)	4,058	3,701,362

		34,983,492

Building Materials — 0.4%
Carrier Global Corp., 2.24%, 02/15/25 (Call 01/15/25)	4,566	4,347,823
Fortune Brands Home & Security Inc., 4.00%, 06/15/25 (Call 03/15/25)	2,332	2,249,532
Lennox International Inc., 1.35%, 08/01/25 (Call 07/01/25)(a)	1,373	1,268,399
Vulcan Materials Co., 4.50%, 04/01/25 (Call 01/01/25)	1,217	1,193,817

		9,059,571

Chemicals — 1.5%
Air Products and Chemicals Inc., 1.50%, 10/15/25 (Call 09/15/25)(a)	2,542	2,355,073

Security	Par (000)	Value

Chemicals (continued)
Celanese U.S. Holdings LLC, 6.05%, 03/15/25	$4,792	$4,777,896
DuPont de Nemours Inc., 4.49%, 11/15/25 (Call 09/15/25)	7,450	7,260,573
Eastman Chemical Co., 3.80%, 03/15/25 (Call 12/15/24)	3,262	3,153,828
EIDP Inc., 1.70%, 07/15/25 (Call 06/15/25)	2,711	2,522,196
Linde Inc./CT
2.65%, 02/05/25 (Call 11/05/24)(a)	1,777	1,713,469
4.70%, 12/05/25 (Call 11/05/25)(a)	1,839	1,817,567
LYB International Finance III LLC, 1.25%, 10/01/25 (Call 09/01/25)(a)	2,276	2,077,094
Nutrien Ltd.
3.00%, 04/01/25 (Call 01/01/25)	2,273	2,176,216
5.95%, 11/07/25(a)	1,140	1,140,002
Sherwin-Williams Co. (The)
3.45%, 08/01/25 (Call 05/01/25)	1,996	1,913,955
4.25%, 08/08/25(a)	1,180	1,146,389

		32,054,258

Commercial Services — 1.2%
Automatic Data Processing Inc., 3.38%, 09/15/25 (Call 06/15/25)	5,339	5,148,730
Block Financial LLC, 5.25%, 10/01/25 (Call 07/01/25)	1,250	1,225,817
Cintas Corp. No. 2, 3.45%, 05/01/25 (Call 04/01/25)	769	744,286
Equifax Inc., 2.60%, 12/15/25 (Call 11/15/25)	1,671	1,560,378
Global Payments Inc., 2.65%, 02/15/25 (Call 01/15/25)	4,701	4,481,957
Moody’s Corp., 3.75%, 03/24/25 (Call 02/24/25)	3,012	2,925,149
PayPal Holdings Inc., 1.65%, 06/01/25 (Call 05/01/25)	4,910	4,607,667
Verisk Analytics Inc., 4.00%, 06/15/25 (Call 03/15/25)(a)	3,246	3,143,600
Yale University, Series 2020, 0.87%, 04/15/25 (Call 03/15/25)	1,845	1,726,528

		25,564,112

Computers — 2.4%
Apple Inc.
0.55%, 08/20/25 (Call 07/20/25)	2,485	2,287,452
1.13%, 05/11/25 (Call 04/11/25)	7,642	7,170,760
2.50%, 02/09/25	4,215	4,069,216
2.75%, 01/13/25 (Call 11/13/24)	4,307	4,176,297
3.20%, 05/13/25	6,566	6,360,888
Dell International LLC/EMC Corp., 5.85%, 07/15/25 (Call 06/15/25)	4,631	4,622,082
Hewlett Packard Enterprise Co., 4.90%, 10/15/25 (Call 07/15/25)(a)	9,635	9,441,242
HP Inc., 2.20%, 06/17/25 (Call 05/17/25)(a)	4,863	4,590,293
International Business Machines Corp.
4.00%, 07/27/25	2,976	2,898,022
7.00%, 10/30/25	2,424	2,493,584
Leidos Inc., 3.63%, 05/15/25 (Call 04/15/25)	1,436	1,379,484
NetApp Inc., 1.88%, 06/22/25 (Call 05/22/25)	3,211	3,003,110

		52,492,430

Cosmetics & Personal Care — 0.6%
Colgate-Palmolive Co., 3.10%, 08/15/25(a)	940	906,218
GSK Consumer Healthcare Capital UK PLC
3.13%, 03/24/25(b)	45	43,257
3.13%, 03/24/25	4,820	4,633,333
Kenvue Inc., 5.50%, 03/22/25	965	963,604
Procter & Gamble Co. (The), 0.55%, 10/29/25(a)	3,828	3,490,913

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2025 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Cosmetics & Personal Care (continued)
Unilever Capital Corp.
3.10%, 07/30/25	$1,685	$1,620,845
3.38%, 03/22/25 (Call 01/22/25)	1,448	1,406,230

		13,064,400

Distribution & Wholesale — 0.1%
WW Grainger Inc., 1.85%, 02/15/25 (Call 01/15/25)	3,335	3,173,946

Diversified Financial Services — 6.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.50%, 01/15/25 (Call 11/15/24)	3,495	3,370,763
4.45%, 10/01/25 (Call 08/01/25)	2,298	2,203,909
6.50%, 07/15/25 (Call 06/15/25)	4,970	4,960,006
Affiliated Managers Group Inc., 3.50%, 08/01/25	1,465	1,392,137
Air Lease Corp.
2.30%, 02/01/25 (Call 01/01/25)(a)	3,279	3,112,618
3.25%, 03/01/25 (Call 01/01/25)	3,149	3,016,055
3.38%, 07/01/25 (Call 06/01/25)(a)	3,210	3,046,510
Ally Financial Inc.
4.63%, 03/30/25	2,184	2,105,556
5.80%, 05/01/25 (Call 04/01/25)(a)	3,063	2,998,074
American Express Co.
2.25%, 03/04/25 (Call 02/01/25)	7,170	6,820,368
3.95%, 08/01/25 (Call 07/01/25)(a)	9,060	8,753,533
4.20%, 11/06/25 (Call 10/06/25)	3,128	3,028,218
Ameriprise Financial Inc., 3.00%, 04/02/25 (Call 03/02/25)	2,582	2,480,280
Capital One Financial Corp.
3.20%, 02/05/25 (Call 01/05/25)(a)	4,458	4,261,059
4.20%, 10/29/25 (Call 09/29/25)	5,398	5,121,282
4.25%, 04/30/25 (Call 03/31/25)(a)	3,571	3,447,660
Charles Schwab Corp. (The)
3.00%, 03/10/25 (Call 12/10/24)	1,622	1,554,543
3.63%, 04/01/25 (Call 01/01/25)(a)	1,920	1,851,140
3.85%, 05/21/25 (Call 03/21/25)	2,975	2,876,232
4.20%, 03/24/25 (Call 02/24/25)(a)	2,471	2,403,547
CME Group Inc., 3.00%, 03/15/25 (Call 12/15/24)(a)	3,827	3,703,407
Discover Financial Services, 3.75%, 03/04/25 (Call 12/04/24)	1,843	1,767,870
Franklin Resources Inc., 2.85%, 03/30/25	1,750	1,672,940
Intercontinental Exchange Inc.
3.65%, 05/23/25	2,675	2,587,030
3.75%, 12/01/25 (Call 09/01/25)	5,653	5,431,114
Janus Henderson U.S. Holdings Inc., 4.88%, 08/01/25 (Call 05/01/25)(a)	1,387	1,353,871
Lazard Group LLC, 3.75%, 02/13/25	1,949	1,883,656
Mastercard Inc., 2.00%, 03/03/25 (Call 02/03/25)(a)	2,911	2,781,823
Nasdaq Inc., 5.65%, 06/28/25	1,270	1,265,666
Nomura Holdings Inc.
1.85%, 07/16/25	5,424	5,025,799
2.65%, 01/16/25	6,175	5,903,516
5.10%, 07/03/25	2,745	2,687,904
Radian Group Inc., 6.63%, 03/15/25 (Call 09/15/24)	2,170	2,148,476
Synchrony Financial
4.50%, 07/23/25 (Call 04/23/25)	4,315	4,051,573
4.88%, 06/13/25 (Call 05/13/25)	3,495	3,312,430
Visa Inc., 3.15%, 12/14/25 (Call 09/14/25)	15,750	15,033,162
Western Union Co. (The), 2.85%, 01/10/25 (Call 12/10/24)(a)	2,268	2,174,733

		131,588,460

Security	Par (000)	Value

Electric — 5.5%
Ameren Illinois Co., 3.25%, 03/01/25 (Call 12/01/24)(a)	$986	$955,397
American Electric Power Co. Inc.
5.70%, 08/15/25(a)	240	238,050
Series N, 1.00%, 11/01/25 (Call 10/01/25)(a)	2,081	1,887,608
Appalachian Power Co., 3.40%, 06/01/25 (Call 03/01/25)	1,863	1,789,151
Arizona Public Service Co., 3.15%, 05/15/25 (Call 02/15/25)(a)	1,333	1,278,016
Avangrid Inc., 3.20%, 04/15/25 (Call 03/15/25)	3,490	3,340,934
Berkshire Hathaway Energy Co.
3.50%, 02/01/25 (Call 11/01/24)	2,176	2,115,538
4.05%, 04/15/25 (Call 03/15/25)	5,991	5,847,263
Connecticut Light & Power Co. (The), Series A, 0.75%, 12/01/25 (Call 11/01/25)(a)	1,139	1,033,255
Constellation Energy Generation LLC, 3.25%,
06/01/25 (Call 05/01/25)(a)	4,002	3,829,160
Dominion Energy Inc.
3.90%, 10/01/25 (Call 07/01/25)	2,906	2,801,754
Series A, 3.30%, 03/15/25 (Call 02/15/25)(a)	2,091	2,017,841
DTE Electric Co., 3.38%, 03/01/25 (Call 12/01/24)	1,818	1,764,144
DTE Energy Co., Series F, 1.05%, 06/01/25 (Call 05/01/25)	3,864	3,570,894
Duke Energy Corp.
0.90%, 09/15/25 (Call 08/15/25)	2,660	2,426,965
5.00%, 12/08/25(a)	1,847	1,817,017
Duke Energy Progress LLC, 3.25%, 08/15/25 (Call 05/15/25)(a)	2,015	1,938,535
Edison International
4.70%, 08/15/25	1,595	1,548,499
4.95%, 04/15/25 (Call 03/15/25)	1,809	1,769,703
Entergy Corp., 0.90%, 09/15/25 (Call 08/15/25)	2,984	2,716,352
Evergy Metro Inc., 3.65%, 08/15/25 (Call 05/15/25)(a)	1,136	1,093,058
Eversource Energy
Series H, 3.15%, 01/15/25 (Call 10/15/24)	1,568	1,516,319
Series Q, 0.80%, 08/15/25 (Call 07/15/25)(a)	1,621	1,479,427
Exelon Corp., 3.95%, 06/15/25 (Call 03/15/25)	4,596	4,447,612
Florida Power & Light Co.
2.85%, 04/01/25 (Call 03/01/25)	4,640	4,462,715
3.13%, 12/01/25 (Call 06/01/25)(a)	2,199	2,097,314
Iberdrola International BV, 5.81%, 03/15/25	1,942	1,938,347
Louisville Gas & Electric Co., Series 25, 3.30%, 10/01/25 (Call 07/01/25)	954	914,195
National Rural Utilities Cooperative Finance Corp.
1.88%, 02/07/25	1,735	1,651,020
2.85%, 01/27/25 (Call 10/27/24)(a)	1,982	1,914,311
3.25%, 11/01/25 (Call 08/01/25)(a)	1,605	1,534,336
3.45%, 06/15/25(a)	920	887,205
5.45%, 10/30/25	1,730	1,727,898
NextEra Energy Capital Holdings Inc.
4.45%, 06/20/25	3,040	2,965,820
5.75%, 09/01/25	3,795	3,776,927
6.05%, 03/01/25	8,066	8,062,523
Oncor Electric Delivery Co. LLC
0.55%, 10/01/25 (Call 09/01/25)	2,586	2,348,562
2.95%, 04/01/25 (Call 01/01/25)	1,597	1,537,764
Pacific Gas and Electric Co.
3.45%, 07/01/25(a)	2,061	1,953,551
3.50%, 06/15/25 (Call 03/15/25)	3,190	3,036,029
4.95%, 06/08/25(a)	2,501	2,441,760

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2025 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
PECO Energy Co., 3.15%, 10/15/25 (Call 07/15/25)(a)	$425	$406,398
Pinnacle West Capital Corp., 1.30%, 06/15/25 (Call 05/15/25)(a)	2,225	2,062,487
Public Service Electric & Gas Co., 3.00%, 05/15/25 (Call 02/15/25)(a)	1,064	1,023,941
Public Service Enterprise Group Inc., 0.80%, 08/15/25 (Call 07/15/25)	2,227	2,037,885
Puget Energy Inc., 3.65%, 05/15/25 (Call 02/15/25)	2,171	2,083,575
Sempra Energy, 3.30%, 04/01/25 (Call 03/01/25)	2,864	2,754,281
Southern California Edison Co.
Series C, 4.20%, 06/01/25	1,455	1,417,173
Series E, 3.70%, 08/01/25 (Call 06/01/25)	3,612	3,468,068
Southern Co. (The), 5.15%, 10/06/25	1,470	1,453,137
Southern Power Co., 4.15%, 12/01/25 (Call 09/01/25)	2,013	1,943,629
Tucson Electric Power Co., 3.05%, 03/15/25 (Call 12/15/24)(a)	813	784,331
Virginia Electric & Power Co., Series A, 3.10%, 05/15/25 (Call 02/15/25)	1,566	1,502,440
WEC Energy Group Inc., 5.00%, 09/27/25 (Call 08/27/25)	1,070	1,054,378
Wisconsin Public Service Corp., 5.35%, 11/10/25 (Call 10/10/25)	748	745,066
Xcel Energy Inc., 3.30%, 06/01/25 (Call 12/01/24)	2,730	2,618,423

		121,827,981

Electrical Components & Equipment — 0.1%
Emerson Electric Co., 3.15%, 06/01/25 (Call 03/01/25)(a)	1,556	1,501,572

Electronics — 0.6%
Amphenol Corp., 2.05%, 03/01/25 (Call 02/01/25)	1,825	1,739,225
Arrow Electronics Inc., 4.00%, 04/01/25 (Call 01/01/25)	1,483	1,432,247
Flex Ltd., 4.75%, 06/15/25 (Call 03/15/25)	2,713	2,645,828
Honeywell International Inc., 1.35%, 06/01/25 (Call 05/01/25)	5,522	5,187,357
Legrand France SA, 8.50%, 02/15/25	1,490	1,548,503

		12,553,160

Entertainment — 0.4%
Warnermedia Holdings Inc.
3.64%, 03/15/25	6,800	6,573,284
3.79%, 03/15/25 (Call 11/13/23)(a)	2,175	2,104,092

		8,677,376

Environmental Control — 0.3%
Republic Services Inc.
0.88%, 11/15/25 (Call 10/15/25)	1,309	1,186,297
3.20%, 03/15/25 (Call 12/15/24)	2,882	2,780,482
Waste Management Inc.
0.75%, 11/15/25 (Call 10/15/25)(a)	1,753	1,596,713
3.13%, 03/01/25 (Call 12/01/24)(a)	1,816	1,756,772

		7,320,264

Food — 1.2%
Campbell Soup Co.
3.30%, 03/19/25 (Call 12/19/24)	1,534	1,472,593
3.95%, 03/15/25 (Call 01/15/25)	3,888	3,781,090
Conagra Brands Inc., 4.60%, 11/01/25 (Call 09/01/25)	4,051	3,933,513

Security	Par (000)	Value

Food (continued)
General Mills Inc.
4.00%, 04/17/25 (Call 02/17/25)	$4,000	$3,892,955
5.24%, 11/18/25 (Call 11/18/23)(a)	589	582,890
Hershey Co. (The)
0.90%, 06/01/25 (Call 05/01/25)(a)	2,329	2,165,501
3.20%, 08/21/25 (Call 05/21/25)(a)	530	510,760
JM Smucker Co. (The), 3.50%, 03/15/25	3,830	3,708,167
Mondelez International Inc., 1.50%, 05/04/25 (Call 04/04/25)	3,443	3,225,440
Sysco Corp., 3.75%, 10/01/25 (Call 07/01/25)	3,163	3,030,914

		26,303,823

Forest Products & Paper — 0.0%
Suzano International Finance BV, 4.00%, 01/14/25(a)	895	869,254

Gas — 0.3%
National Fuel Gas Co., 5.20%, 07/15/25 (Call 04/15/25)	1,712	1,682,613
NiSource Inc., 0.95%, 08/15/25 (Call 07/15/25)(a)	4,635	4,235,545
Southern California Gas Co., 3.20%, 06/15/25 (Call 03/15/25)	1,390	1,337,683

		7,255,841

Hand & Machine Tools — 0.1%
Stanley Black & Decker Inc., 2.30%, 02/24/25 (Call 11/13/23)(a)	2,580	2,459,493

Health Care - Products — 1.1%
Abbott Laboratories
2.95%, 03/15/25 (Call 12/15/24)(a)	4,067	3,934,240
3.88%, 09/15/25 (Call 06/15/25)(a)	2,323	2,260,832
Boston Scientific Corp., 1.90%, 06/01/25 (Call 05/01/25)(a)	2,922	2,748,656
Danaher Corp., 3.35%, 09/15/25 (Call 06/15/25)(a)	1,938	1,860,884
GE HealthCare Technologies Inc., 5.60%, 11/15/25 (Call 10/15/25)	5,084	5,052,556
Stryker Corp.
1.15%, 06/15/25 (Call 05/15/25)	2,571	2,388,263
3.38%, 11/01/25 (Call 08/01/25)	2,823	2,697,864
Zimmer Biomet Holdings Inc., 3.55%, 04/01/25 (Call 01/01/25)	4,385	4,236,390

		25,179,685

Health Care - Services — 2.1%
CommonSpirit Health, 1.55%, 10/01/25 (Call 07/01/25)	1,318	1,208,079
Elevance Health Inc.
2.38%, 01/15/25 (Call 12/15/24)	5,751	5,517,784
5.35%, 10/15/25 (Call 09/15/25)	2,101	2,085,007
HCA Inc.
5.25%, 04/15/25	6,055	5,970,468
5.38%, 02/01/25	9,630	9,528,184
Humana Inc., 4.50%, 04/01/25 (Call 03/01/25)	3,047	2,992,890
Laboratory Corp. of America Holdings, 3.60%, 02/01/25 (Call 11/01/24)	4,341	4,215,819
PeaceHealth Obligated Group, Series 2020, 1.38%, 11/15/25 (Call 08/15/25)	1,177	1,071,903
Quest Diagnostics Inc., 3.50%, 03/30/25 (Call 12/30/24)	2,155	2,077,194
Sutter Health, Series 20A, 1.32%, 08/15/25 (Call 05/15/25)	270	246,973
UnitedHealth Group Inc.
3.70%, 12/15/25(a)	1,336	1,290,954

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2025 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
3.75%, 07/15/25	$7,437	$7,242,639
5.15%, 10/15/25	2,315	2,306,011
UPMC, Series D-1, 3.60%, 04/03/25	1,495	1,444,980

		47,198,885

Holding Companies - Diversified — 1.1%
Ares Capital Corp.
3.25%, 07/15/25 (Call 06/15/25)	4,898	4,593,476
4.25%, 03/01/25 (Call 01/01/25)	2,570	2,473,661
Blackstone Private Credit Fund
2.70%, 01/15/25 (Call 11/15/24)	2,600	2,466,803
4.70%, 03/24/25(a)	2,613	2,526,961
7.05%, 09/29/25(a)	2,797	2,786,804
Blue Owl Capital Corp.
3.75%, 07/22/25 (Call 06/22/25)	2,132	1,993,945
4.00%, 03/30/25 (Call 02/28/25)(a)	1,524	1,449,615
Blue Owl Credit Income Corp., 5.50%, 03/21/25	1,730	1,673,171
FS KKR Capital Corp., 4.13%, 02/01/25 (Call 01/01/25)(a)	1,852	1,784,520
Goldman Sachs BDC Inc., 3.75%, 02/10/25 (Call 01/10/25)(a)	1,330	1,281,826
Oaktree Specialty Lending Corp., 3.50%, 02/25/25 (Call 01/25/25)	1,290	1,228,521

		24,259,303

Home Builders — 0.2%
DR Horton Inc., 2.60%, 10/15/25 (Call 09/15/25)	1,756	1,645,099
Lennar Corp., 4.75%, 05/30/25 (Call 02/28/25)	2,275	2,228,360
Toll Brothers Finance Corp., 4.88%, 11/15/25 (Call 08/15/25)	1,470	1,427,263

		5,300,722

Home Furnishings — 0.1%
Harman International Industries Inc., 4.15%, 05/15/25 (Call 02/15/25)	1,791	1,740,144
Whirlpool Corp., 3.70%, 05/01/25	1,242	1,200,252

		2,940,396

Household Products & Wares — 0.0%
Kimberly-Clark Corp., 3.05%, 08/15/25	992	951,190

Insurance — 1.5%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25 (Call 07/29/25)(a)	1,413	1,354,147
Allstate Corp. (The), 0.75%, 12/15/25 (Call 11/15/25)	2,607	2,349,259
American International Group Inc., 2.50%, 06/30/25 (Call 05/30/25)	3,939	3,717,470
Aon Global Ltd., 3.88%, 12/15/25 (Call 09/15/25)	3,329	3,188,531
Chubb INA Holdings Inc., 3.15%, 03/15/25	3,806	3,672,692
CNO Financial Group Inc., 5.25%, 05/30/25 (Call 02/28/25)	2,075	2,027,414
Corebridge Financial Inc., 3.50%, 04/04/25 (Call 03/04/25)	4,235	4,073,106
Kemper Corp., 4.35%, 02/15/25 (Call 11/15/24)(a)	1,474	1,423,750
Lincoln National Corp., 3.35%, 03/09/25(a)	1,010	971,094
Marsh & McLennan Companies Inc., 3.50%, 03/10/25 (Call 12/10/24)	2,707	2,623,828
MetLife Inc.
3.00%, 03/01/25	2,083	2,003,029
3.60%, 11/13/25 (Call 08/13/25)(a)	2,313	2,220,147
Principal Financial Group Inc., 3.40%, 05/15/25 (Call 02/15/25)	1,652	1,585,580

Security	Par (000)	Value

Insurance (continued)
RenaissanceRe Finance Inc., 3.70%, 04/01/25 (Call 01/01/25)(a)	$1,150	$1,107,495

		32,317,542

Internet — 1.5%
Alphabet Inc., 0.45%, 08/15/25 (Call 07/15/25)	4,372	4,025,666
Amazon.com Inc.
0.80%, 06/03/25 (Call 05/03/25)	5,090	4,739,386
3.00%, 04/13/25	5,600	5,417,525
4.60%, 12/01/25	1,535	1,516,105
5.20%, 12/03/25 (Call 09/03/25)	3,370	3,364,958
Baidu Inc.
3.08%, 04/07/25 (Call 03/07/25)(a)	1,160	1,114,795
4.13%, 06/30/25(a)	1,305	1,267,393
Booking Holdings Inc., 3.65%, 03/15/25 (Call 12/15/24)	2,044	1,989,863
eBay Inc.
1.90%, 03/11/25 (Call 02/11/25)	4,298	4,072,786
5.90%, 11/22/25 (Call 10/22/25)	1,640	1,640,587
Netflix Inc., 5.88%, 02/15/25	1,550	1,550,183
Tencent Music Entertainment Group, 1.38%, 09/03/25 (Call 08/03/25)(a)	927	851,327
VeriSign Inc., 5.25%, 04/01/25 (Call 01/01/25)	1,790	1,769,094

		33,319,668

Iron & Steel — 0.3%
Nucor Corp.
2.00%, 06/01/25 (Call 05/01/25)	2,363	2,224,647
3.95%, 05/23/25	2,255	2,189,889
Reliance Steel & Aluminum Co., 1.30%, 08/15/25 (Call 07/15/25)	1,754	1,612,486
Steel Dynamics Inc., 2.40%, 06/15/25 (Call 05/15/25)	1,621	1,526,973

		7,553,995

Leisure Time — 0.1%
Harley-Davidson Inc., 3.50%, 07/28/25 (Call 04/28/25)(a)	1,946	1,849,745

Lodging — 0.6%
Hyatt Hotels Corp., 5.38%, 04/23/25 (Call 03/23/25)	2,193	2,164,833
Marriott International Inc./MD
3.75%, 03/15/25 (Call 12/15/24)	1,696	1,645,197
3.75%, 10/01/25 (Call 07/01/25)	1,514	1,453,842
Series EE, 5.75%, 05/01/25 (Call 04/01/25)	2,861	2,851,301
Sands China Ltd., 5.38%, 08/08/25 (Call 06/08/25)	4,100	3,964,425

		12,079,598

Machinery — 2.0%
Caterpillar Financial Services Corp.
0.80%, 11/13/25	3,748	3,413,256
1.45%, 05/15/25(a)	1,811	1,704,363
3.40%, 05/13/25(a)	3,893	3,772,419
3.65%, 08/12/25	1,950	1,889,030
4.90%, 01/17/25(a)	1,665	1,655,201
5.15%, 08/11/25	260	258,501
5.40%, 03/10/25	295	295,398
CNH Industrial Capital LLC
3.95%, 05/23/25	2,475	2,399,404
5.45%, 10/14/25(a)	1,175	1,165,470
Deere & Co., 2.75%, 04/15/25 (Call 03/15/25)	1,912	1,838,865
Dover Corp., 3.15%, 11/15/25 (Call 08/15/25)(a)	1,464	1,392,524
John Deere Capital Corp.
1.25%, 01/10/25(a)	2,225	2,116,775

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2025 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery (continued)
2.05%, 01/09/25	$1,577	$1,515,125
2.13%, 03/07/25	1,760	1,682,191
3.40%, 06/06/25	2,425	2,349,075
3.40%, 09/11/25	862	831,276
3.45%, 03/13/25	2,598	2,529,984
4.05%, 09/08/25(a)	1,799	1,756,700
4.95%, 06/06/25(a)	1,460	1,449,733
5.15%, 03/03/25	180	179,542
Otis Worldwide Corp., 2.06%, 04/05/25 (Call 03/05/25)	5,863	5,557,045
Rockwell Automation Inc., 2.88%, 03/01/25 (Call 12/01/24)(a)	1,444	1,394,545
Westinghouse Air Brake Technologies Corp., 3.20%, 06/15/25 (Call 05/15/25)	2,181	2,076,215

		43,222,637

Machinery - Diversified — 0.1%
John Deere Capital Corp., 5.30%, 09/08/25(a)	1,315	1,312,769

Manufacturing — 0.5%
3M Co.
2.00%, 02/14/25 (Call 01/14/25)	3,574	3,396,573
2.65%, 04/15/25 (Call 03/15/25)(a)	1,979	1,885,375
3.00%, 08/07/25(a)	2,519	2,399,704
GE Capital International Funding Co. Unlimited Co., 3.37%, 11/15/25(a)	1,027	977,103
Textron Inc., 3.88%, 03/01/25 (Call 12/01/24)	1,369	1,331,312

		9,990,067

Media — 2.5%
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 07/23/25 (Call 04/23/25)	16,416	16,051,098
Comcast Corp.
3.38%, 02/15/25 (Call 11/15/24)(a)	180	175,004
3.38%, 08/15/25 (Call 05/15/25)(a)	6,032	5,806,085
3.95%, 10/15/25 (Call 08/15/25)	10,853	10,528,445
5.25%, 11/07/25	1,655	1,646,827
Discovery Communications LLC
3.45%, 03/15/25 (Call 12/15/24)	1,310	1,260,660
3.95%, 06/15/25 (Call 03/15/25)	2,104	2,026,935
Fox Corp., 3.05%, 04/07/25 (Call 03/07/25)	3,068	2,943,845
Paramount Global, 4.75%, 05/15/25 (Call 04/15/25)	2,253	2,201,978
TWDC Enterprises 18 Corp., 3.15%, 09/17/25	3,471	3,323,089
Walt Disney Co. (The)
3.35%, 03/24/25	7,201	6,976,233
3.70%, 10/15/25 (Call 07/15/25)	3,018	2,917,397

		55,857,596

Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp., 3.25%, 06/15/25 (Call 03/15/25)	3,486	3,362,053

Mining — 0.0%
Southern Copper Corp., 3.88%, 04/23/25	1,114	1,077,152

Office & Business Equipment — 0.1%
CDW LLC/CDW Finance Corp., 4.13%, 05/01/25 (Call 12/01/23)	2,545	2,457,646

Oil & Gas — 3.4%
BP Capital Markets America Inc., 3.80%, 09/21/25 (Call 07/21/25)(a)	4,048	3,931,847

Security	Par (000)	Value

Oil & Gas (continued)
Canadian Natural Resources Ltd.
2.05%, 07/15/25 (Call 06/15/25)	$2,732	$2,551,790
3.90%, 02/01/25 (Call 11/01/24)	2,748	2,671,104
Chevron Corp.
1.55%, 05/11/25 (Call 04/11/25)	9,381	8,852,557
3.33%, 11/17/25 (Call 08/17/25)(a)	2,154	2,069,244
Chevron USA Inc., 0.69%, 08/12/25 (Call 07/12/25)(a)	3,124	2,877,735
ConocoPhillips Co., 2.40%, 03/07/25 (Call 11/13/23)	476	456,011
Devon Energy Corp., 5.85%, 12/15/25 (Call 09/15/25)	2,050	2,036,754
EOG Resources Inc., 3.15%, 04/01/25 (Call 01/01/25)	2,693	2,596,253
EQT Corp., 6.13%, 02/01/25 (Call 01/01/25)	2,433	2,425,725
Exxon Mobil Corp.
2.71%, 03/06/25 (Call 12/06/24)(a)	5,715	5,512,361
2.99%, 03/19/25 (Call 02/19/25)	8,772	8,486,796
Marathon Petroleum Corp., 4.70%, 05/01/25 (Call 04/01/25)	5,266	5,155,735
Occidental Petroleum Corp.
5.50%, 12/01/25 (Call 09/01/25)(a)	2,610	2,581,711
5.88%, 09/01/25 (Call 06/01/25)(a)	505	503,289
Ovintiv Inc., 5.65%, 05/15/25	2,000	1,989,213
Phillips 66, 3.85%, 04/09/25 (Call 03/09/25)	3,287	3,195,311
Phillips 66 Co., 3.61%, 02/15/25 (Call 11/15/24)	1,977	1,919,429
Shell International Finance BV, 3.25%, 05/11/25	10,614	10,274,672
TotalEnergies Capital International SA, 2.43%, 01/10/25 (Call 10/10/24)	5,660	5,457,785

		75,545,322

Oil & Gas Services — 0.2%
Halliburton Co., 3.80%, 11/15/25 (Call 08/15/25)	1,972	1,909,214
Schlumberger Finance Canada Ltd., 1.40%, 09/17/25 (Call 08/17/25)	2,062	1,911,952

		3,821,166

Packaging & Containers — 0.3%
Amcor Flexibles North America Inc., 4.00%, 05/17/25 (Call 04/17/25)	1,930	1,870,365
Sonoco Products Co., 1.80%, 02/01/25 (Call 11/13/23)	1,700	1,613,229
WRKCo Inc., 3.75%, 03/15/25 (Call 01/15/25)	3,049	2,951,725

		6,435,319

Pharmaceuticals — 5.6%
AbbVie Inc.
3.60%, 05/14/25 (Call 02/14/25)	13,999	13,541,738
3.80%, 03/15/25 (Call 12/15/24)	10,658	10,376,677
AstraZeneca PLC, 3.38%, 11/16/25	8,250	7,921,967
Bristol-Myers Squibb Co., 0.75%, 11/13/25 (Call 10/13/25)	3,643	3,321,797
Cardinal Health Inc., 3.75%, 09/15/25 (Call 06/15/25)	1,909	1,831,640
Cencora Inc., 3.25%, 03/01/25 (Call 12/01/24)(a)	2,360	2,284,686
Cigna Group (The)
3.25%, 04/15/25 (Call 01/15/25)(a)	4,273	4,120,045
4.13%, 11/15/25 (Call 09/15/25)	7,968	7,720,063
CVS Health Corp.
3.88%, 07/20/25 (Call 04/20/25)	11,022	10,661,743
4.10%, 03/25/25 (Call 01/25/25)	4,487	4,392,240
Eli Lilly & Co., 2.75%, 06/01/25 (Call 03/01/25)(a)	2,150	2,064,634
GlaxoSmithKline Capital Inc., 3.63%, 05/15/25	4,191	4,078,849

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2025 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Johnson & Johnson
0.55%, 09/01/25 (Call 08/01/25)(a)	$3,275	$3,007,922
2.63%, 01/15/25 (Call 11/15/24)(a)	2,359	2,287,035
McKesson Corp., 0.90%, 12/03/25 (Call 11/03/25)	1,783	1,616,281
Mead Johnson Nutrition Co., 4.13%, 11/15/25 (Call 08/15/25)	3,202	3,104,451
Merck & Co. Inc., 2.75%, 02/10/25 (Call 11/10/24)	9,783	9,463,221
Novartis Capital Corp.
1.75%, 02/14/25 (Call 01/14/25)	4,278	4,084,166
3.00%, 11/20/25 (Call 08/20/25)	6,732	6,418,190
Pfizer Inc., 0.80%, 05/28/25 (Call 04/28/25)	3,674	3,416,962
Pfizer Investment Enterprises Pte. Ltd., 4.65%, 05/19/25(a)	11,020	10,880,541
Viatris Inc., 1.65%, 06/22/25 (Call 05/22/25)	3,470	3,222,485
Zoetis Inc.
4.50%, 11/13/25 (Call 08/13/25)	2,624	2,559,428
5.40%, 11/14/25 (Call 10/14/25)	930	923,186

		123,299,947

Pipelines — 3.3%
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/25 (Call 10/02/24)	5,706	5,677,011
Columbia Pipeline Group Inc., 4.50%, 06/01/25 (Call 03/01/25)(a)	3,992	3,894,933
DCP Midstream Operating LP, 5.38%, 07/15/25 (Call 04/15/25)	2,380	2,351,949
Enbridge Energy Partners LP, 5.88%, 10/15/25 (Call 07/15/25)	1,650	1,646,203
Enbridge Inc.
2.50%, 01/15/25 (Call 12/15/24)(a)	2,340	2,244,471
2.50%, 02/14/25(a)	2,116	2,023,590
Energy Transfer LP
2.90%, 05/15/25 (Call 04/15/25)	4,209	4,009,059
4.05%, 03/15/25 (Call 12/15/24)	4,127	4,012,640
5.95%, 12/01/25 (Call 09/01/25)(a)	1,509	1,501,057
Enterprise Products Operating LLC, 3.75%, 02/15/25 (Call 11/15/24)	4,867	4,738,543
Kinder Morgan Inc., 4.30%, 06/01/25 (Call 03/01/25)	6,099	5,936,016
MPLX LP
4.00%, 02/15/25 (Call 11/15/24)(a)	1,921	1,870,088
4.88%, 06/01/25 (Call 03/01/25)	4,800	4,707,070
ONEOK Inc.
2.20%, 09/15/25 (Call 08/15/25)(a)	1,525	1,421,266
4.90%, 03/15/25 (Call 12/15/24)	1,952	1,917,942
Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/25 (Call 07/15/25)(a)	3,895	3,773,170
Sabine Pass Liquefaction LLC, 5.63%, 03/01/25 (Call 12/01/24)	7,734	7,683,682
Spectra Energy Partners LP, 3.50%, 03/15/25 (Call 12/15/24)	2,109	2,035,196
TC PipeLines LP, 4.38%, 03/13/25 (Call 12/13/24)(a)	1,692	1,652,826
Western Midstream Operating LP
3.10%, 02/01/25 (Call 01/01/25)	2,528	2,429,507
3.95%, 06/01/25 (Call 03/01/25)(a)	355	341,470
Williams Companies Inc. (The)
3.90%, 01/15/25 (Call 10/15/24)	3,306	3,219,186
4.00%, 09/15/25 (Call 06/15/25)	3,038	2,921,985

		72,008,860

Security	Par (000)	Value

Real Estate — 0.1%
Brookfield Asset Management Inc., 4.00%, 01/15/25 (Call 10/15/24)(a)	$2,575	$2,506,191

Real Estate Investment Trusts — 3.6%
Alexandria Real Estate Equities Inc., 3.45%, 04/30/25 (Call 02/28/25)	2,925	2,813,482
American Tower Corp.
1.30%, 09/15/25 (Call 08/15/25)	2,208	2,018,052
2.40%, 03/15/25 (Call 02/15/25)	3,034	2,881,285
2.95%, 01/15/25 (Call 12/15/24)	2,751	2,647,739
4.00%, 06/01/25 (Call 03/01/25)	2,961	2,861,349
AvalonBay Communities Inc.
3.45%, 06/01/25 (Call 03/03/25)	1,674	1,612,795
3.50%, 11/15/25 (Call 08/15/25)	1,461	1,393,946
Boston Properties LP, 3.20%, 01/15/25 (Call 10/15/24)	3,798	3,634,457
Brixmor Operating Partnership LP, 3.85%, 02/01/25 (Call 11/01/24)	2,598	2,502,484
Crown Castle International Corp., 1.35%, 07/15/25 (Call 06/15/25)(a)	2,414	2,225,793
CubeSmart LP, 4.00%, 11/15/25 (Call 08/15/25)(a)	1,272	1,218,093
EPR Properties, 4.50%, 04/01/25 (Call 01/01/25)(a)	700	675,884
Equinix Inc.
1.00%, 09/15/25 (Call 08/15/25)	2,863	2,607,878
1.25%, 07/15/25 (Call 06/15/25)	2,057	1,897,554
ERP Operating LP, 3.38%, 06/01/25 (Call 03/01/25)	1,784	1,713,719
Essex Portfolio LP, 3.50%, 04/01/25 (Call 01/01/25)	2,001	1,924,658
GLP Capital LP/GLP Financing II Inc., 5.25%, 06/01/25 (Call 03/01/25)	3,671	3,579,895
Healthpeak Properties Inc.
3.40%, 02/01/25 (Call 11/01/24)(a)	1,180	1,140,083
4.00%, 06/01/25 (Call 03/01/25)(a)	1,337	1,294,218
Host Hotels & Resorts LP, Series E, 4.00%, 06/15/25 (Call 03/15/25)	1,792	1,719,047
Kilroy Realty LP, 4.38%, 10/01/25 (Call 07/01/25)	1,620	1,546,794
Kimco Realty Corp., 3.30%, 02/01/25 (Call 12/01/24)	2,088	2,011,897
Kite Realty Group Trust, 4.00%, 03/15/25 (Call 12/15/24)	1,035	989,303
Mid-America Apartments LP, 4.00%, 11/15/25 (Call 08/15/25)	1,805	1,740,030
NNN REIT Inc., 4.00%, 11/15/25 (Call 08/15/25)	1,013	971,512
Omega Healthcare Investors Inc., 4.50%, 01/15/25 (Call 10/15/24)	1,911	1,854,066
Realty Income Corp.
3.88%, 04/15/25 (Call 02/15/25)	2,294	2,223,769
4.63%, 11/01/25 (Call 09/01/25)	2,443	2,380,507
Simon Property Group LP, 3.50%, 09/01/25 (Call 06/01/25)	4,738	4,539,597
SITE Centers Corp., 3.63%, 02/01/25 (Call 11/01/24)	2,044	1,965,498
Ventas Realty LP
2.65%, 01/15/25 (Call 12/15/24)(a)	1,910	1,826,709
3.50%, 02/01/25 (Call 11/01/24)	2,620	2,524,969
VICI Properties LP, 4.38%, 05/15/25	2,410	2,333,593
Vornado Realty LP, 3.50%, 01/15/25 (Call 11/15/24)	1,606	1,525,056
Welltower Inc., 4.00%, 06/01/25 (Call 03/01/25)	5,707	5,518,599
WP Carey Inc., 4.00%, 02/01/25 (Call 11/01/24)(a)	1,813	1,763,897

		78,078,207

Retail — 2.8%
AutoNation Inc., 4.50%, 10/01/25 (Call 07/01/25)	1,584	1,529,021

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2025 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
AutoZone Inc.
3.25%, 04/15/25 (Call 01/15/25)	$2,038	$1,962,221
3.63%, 04/15/25 (Call 03/15/25)(a)	1,599	1,547,947
Dollar General Corp., 4.15%, 11/01/25 (Call 08/01/25)(a)	2,252	2,169,951
Dollar Tree Inc., 4.00%, 05/15/25 (Call 03/15/25)(a)	4,518	4,374,949
Genuine Parts Co., 1.75%, 02/01/25 (Call 11/13/23)(a)	2,743	2,592,043
Home Depot Inc. (The)
2.70%, 04/15/25 (Call 03/15/25)(a)	2,200	2,116,804
3.35%, 09/15/25 (Call 06/15/25)(a)	5,391	5,196,842
4.00%, 09/15/25 (Call 08/15/25)(a)	890	868,052
Lowe’s Companies Inc.
3.38%, 09/15/25 (Call 06/15/25)	3,710	3,547,459
4.00%, 04/15/25 (Call 03/15/25)	3,892	3,793,214
4.40%, 09/08/25(a)	2,535	2,478,474
McDonald’s Corp.
1.45%, 09/01/25 (Call 08/01/25)(a)	2,263	2,100,139
3.30%, 07/01/25 (Call 06/01/25)(a)	3,800	3,660,120
3.38%, 05/26/25 (Call 02/26/25)(a)	2,147	2,075,264
Ross Stores Inc., 4.60%, 04/15/25 (Call 03/15/25)	3,282	3,220,332
Starbucks Corp., 3.80%, 08/15/25 (Call 06/15/25)(a)	5,994	5,799,026
Target Corp., 2.25%, 04/15/25 (Call 03/15/25)	8,455	8,076,325
Walmart Inc.
3.55%, 06/26/25 (Call 04/26/25)(a)	2,960	2,875,706
3.90%, 09/09/25	1,735	1,694,370

		61,678,259

Semiconductors — 1.9%
Analog Devices Inc., 2.95%, 04/01/25 (Call 03/01/25)	2,578	2,483,168
Applied Materials Inc., 3.90%, 10/01/25 (Call 07/01/25)	2,798	2,717,989
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.13%, 01/15/25 (Call 11/15/24)	1,908	1,840,298
Broadcom Inc., 3.15%, 11/15/25 (Call 10/15/25)	4,041	3,826,905
Intel Corp.
3.40%, 03/25/25 (Call 02/25/25)	6,806	6,601,855
3.70%, 07/29/25 (Call 04/29/25)	6,883	6,665,591
Lam Research Corp., 3.80%, 03/15/25 (Call 12/15/24)	1,919	1,872,078
Microchip Technology Inc., 4.25%, 09/01/25 (Call 12/01/23)	4,805	4,633,029
NXP BV/NXP Funding LLC/NXP USA Inc., 2.70%, 05/01/25 (Call 04/01/25)	2,230	2,120,594
QUALCOMM Inc., 3.45%, 05/20/25 (Call 02/20/25)	6,307	6,110,352
Texas Instruments Inc., 1.38%, 03/12/25 (Call 02/12/25)	3,848	3,643,107

		42,514,966

Shipbuilding — 0.1%
Huntington Ingalls Industries Inc., 3.84%, 05/01/25 (Call 04/01/25)	2,054	1,987,581

Software — 3.1%
Adobe Inc.
1.90%, 02/01/25 (Call 01/01/25)	2,668	2,553,824
3.25%, 02/01/25 (Call 11/01/24)(a)	4,633	4,511,074
Autodesk Inc., 4.38%, 06/15/25 (Call 03/15/25)	1,372	1,340,835
Fidelity National Information Services Inc., 4.50%, 07/15/25	2,650	2,588,963
Fiserv Inc., 3.85%, 06/01/25 (Call 03/01/25)	3,435	3,329,182
Intuit Inc., 0.95%, 07/15/25 (Call 06/15/25)	2,853	2,638,501

Security	Par (000)	Value

Software (continued)
Microsoft Corp.
2.70%, 02/12/25 (Call 11/12/24)	$5,869	$5,678,172
3.13%, 11/03/25 (Call 08/03/25)	11,527	11,066,476
Oracle Corp.
2.50%, 04/01/25 (Call 03/01/25)	10,722	10,229,769
2.95%, 05/15/25 (Call 02/15/25)	11,725	11,218,503
5.80%, 11/10/25(a)	1,909	1,908,298
Roper Technologies Inc.
1.00%, 09/15/25 (Call 08/15/25)	2,738	2,507,487
3.85%, 12/15/25 (Call 09/15/25)(a)	1,206	1,160,094
Take-Two Interactive Software Inc., 3.55%, 04/14/25	3,203	3,094,203
VMware Inc., 4.50%, 05/15/25 (Call 04/15/25)	3,247	3,171,212

		66,996,593

Telecommunications — 2.1%
Cisco Systems Inc., 3.50%, 06/15/25	2,128	2,063,716
Juniper Networks Inc., 1.20%, 12/10/25 (Call 11/10/25)	1,478	1,333,981
Rogers Communications Inc.
2.95%, 03/15/25	3,815	3,647,640
3.63%, 12/15/25 (Call 09/15/25)	2,906	2,759,509
Sprint LLC, 7.63%, 02/15/25 (Call 11/15/24)	5,205	5,276,530
T-Mobile USA Inc., 3.50%, 04/15/25 (Call 03/15/25)	12,699	12,269,248
Verizon Communications Inc.
0.85%, 11/20/25 (Call 10/20/25)	5,282	4,782,513
3.38%, 02/15/25	7,498	7,269,004
Vodafone Group PLC, 4.13%, 05/30/25	6,457	6,292,452

		45,694,593

Transportation — 1.2%
Burlington Northern Santa Fe LLC
3.00%, 04/01/25 (Call 01/01/25)	2,286	2,212,906
3.65%, 09/01/25 (Call 06/01/25)(a)	2,011	1,948,177
7.00%, 12/15/25	673	694,954
Canadian Pacific Railway Co., 2.90%, 02/01/25 (Call 11/01/24)	3,666	3,534,831
CSX Corp., 3.35%, 11/01/25 (Call 08/01/25)	2,529	2,420,320
Norfolk Southern Corp., 3.65%, 08/01/25 (Call 06/01/25)	1,550	1,493,662
Ryder System Inc.
3.35%, 09/01/25 (Call 08/01/25)	1,788	1,707,963
4.63%, 06/01/25 (Call 05/01/25)	1,791	1,751,353
Union Pacific Corp.
3.25%, 01/15/25 (Call 10/15/24)(a)	1,829	1,777,323
3.25%, 08/15/25 (Call 05/15/25)(a)	2,092	2,010,779
3.75%, 07/15/25 (Call 05/15/25)	2,194	2,128,570
United Parcel Service Inc., 3.90%, 04/01/25 (Call 03/01/25)	5,289	5,164,964

		26,845,802

Trucking & Leasing — 0.1%
GATX Corp., 3.25%, 03/30/25 (Call 12/30/24)(a)	1,255	1,203,412

Water — 0.1%
American Water Capital Corp., 3.40%, 03/01/25 (Call 12/01/24)	1,962	1,899,501

Total Long-Term Investments — 98.8% (Cost: $2,250,308,147)		2,169,301,744

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2025 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 4.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(d)(e)	87,115,402	$87,150,249
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)(d)	6,140,000	6,140,000

Total Short-Term Securities — 4.3% (Cost: $93,231,785)		93,290,249

Total Investments — 103.1% (Cost: $2,343,539,932)		2,262,591,993

Liabilities in Excess of Other Assets — (3.1)%		(67,322,173)

Net Assets — 100.0%		$2,195,269,820

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$112,722,366	$—	$(25,630,308	)(a)	$8,975	$49,216	$87,150,249	87,115,402	$407,707	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,490,000	—	(350,000	)(a)	—	—	6,140,000	6,140,000	231,169		1

					$8,975	$49,216	$93,290,249		$638,876		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$2,169,301,744	$—	$2,169,301,744
Short-Term Securities
Money Market Funds	93,290,249	—	—	93,290,249

	$93,290,249	$2,169,301,744	$—	$2,262,591,993

See notes to financial statements.

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2026 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.3%
Omnicom Group Inc., 3.60%, 04/15/26 (Call 01/15/26)	$5,161	$4,885,549

Aerospace & Defense — 2.0%
Boeing Co. (The)
2.20%, 02/04/26 (Call 11/13/23)	16,310	14,988,597
2.25%, 06/15/26 (Call 03/15/26)	1,865	1,690,751
2.75%, 02/01/26 (Call 01/01/26)	5,193	4,833,102
3.10%, 05/01/26 (Call 03/01/26)	2,491	2,319,699
General Dynamics Corp.
1.15%, 06/01/26 (Call 05/01/26)	2,258	2,025,554
2.13%, 08/15/26 (Call 05/15/26)	1,780	1,632,402
L3Harris Technologies Inc., 3.85%, 12/15/26 (Call 09/15/26)	1,865	1,757,111
Lockheed Martin Corp., 3.55%, 01/15/26 (Call 10/15/25)	4,321	4,151,488
RTX Corp.
2.65%, 11/01/26 (Call 08/01/26)	2,164	1,980,240
5.00%, 02/27/26 (Call 01/27/26)	1,155	1,134,966

		36,513,910

Agriculture — 1.6%
Altria Group Inc.
2.63%, 09/16/26 (Call 06/16/26)(a)	1,316	1,207,325
4.40%, 02/14/26 (Call 12/14/25)	4,355	4,209,554
Archer-Daniels-Midland Co., 2.50%, 08/11/26 (Call 05/11/26)	4,021	3,728,621
BAT Capital Corp., 3.22%, 09/06/26 (Call 07/06/26)(a)	3,231	2,989,831
BAT International Finance PLC, 1.67%, 03/25/26 (Call 02/25/26)	5,128	4,618,042
Bunge Ltd. Finance Corp., 3.25%, 08/15/26 (Call 05/15/26)	2,120	1,974,799
Philip Morris International Inc.
0.88%, 05/01/26 (Call 04/01/26)	2,960	2,633,107
2.75%, 02/25/26 (Call 11/25/25)(a)	3,045	2,851,479
4.88%, 02/13/26	5,085	4,993,034

		29,205,792

Airlines — 0.2%
American Airlines Pass Through Trust, Series 2014-1, Class A, 3.70%, 04/01/28	21	18,879
Southwest Airlines Co., 3.00%, 11/15/26 (Call 08/15/26)	1,281	1,177,497
United Airlines Pass Through Trust
Series 2014-1, Class A, 4.00%, 10/11/27	343	318,715
Series 2014-2, Class A, 3.75%, 03/03/28(a)	1,295	1,186,277
Series 2020-1, Class B, 4.88%, 07/15/27	972	918,130

		3,619,498

Apparel — 0.2%
NIKE Inc., 2.38%, 11/01/26 (Call 08/01/26)	3,847	3,538,773

Auto Manufacturers — 2.4%
American Honda Finance Corp.
1.30%, 09/09/26(a)	3,158	2,803,070
2.30%, 09/09/26	2,074	1,893,438
4.75%, 01/12/26(a)	415	407,691
5.25%, 07/07/26(a)	530	525,691
General Motors Financial Co. Inc.
1.25%, 01/08/26 (Call 12/08/25)	4,995	4,475,841
1.50%, 06/10/26 (Call 05/10/26)	4,248	3,748,222

Security	Par (000)	Value

Auto Manufacturers (continued)
4.00%, 10/06/26 (Call 07/06/26)	$2,635	$2,463,003
5.25%, 03/01/26 (Call 12/01/25)	4,310	4,198,371
5.40%, 04/06/26	4,135	4,046,278
PACCAR Financial Corp.
1.10%, 05/11/26	1,188	1,069,444
4.45%, 03/30/26(a)	1,160	1,135,842
5.05%, 08/10/26(a)	150	149,069
Toyota Motor Corp.
1.34%, 03/25/26 (Call 02/25/26)(a)	3,612	3,278,765
5.28%, 07/13/26 (Call 06/13/26)(a)	1,105	1,101,227
Toyota Motor Credit Corp.
0.80%, 01/09/26(a)	2,089	1,887,244
1.13%, 06/18/26	3,474	3,108,323
4.45%, 05/18/26	4,395	4,290,668
5.00%, 08/14/26	2,930	2,893,334

		43,475,521

Auto Parts & Equipment — 0.0%
Magna International Inc., 5.98%, 03/21/26 (Call 03/21/24)	155	155,087

Banks — 24.9%
Banco Santander SA, 1.85%, 03/25/26	5,292	4,730,485
Bank of America Corp.
3.50%, 04/19/26(a)	8,647	8,158,271
4.25%, 10/22/26	6,516	6,153,337
4.45%, 03/03/26	6,954	6,659,991
6.22%, 09/15/26(a)	1,280	1,290,618
Bank of America NA, 5.53%, 08/18/26 (Call 07/18/26)	6,350	6,296,010
Bank of Montreal
1.25%, 09/15/26	5,800	5,081,000
5.30%, 06/05/26	3,280	3,225,860
Bank of New York Mellon Corp. (The)
0.75%, 01/28/26 (Call 12/28/25)	2,369	2,121,977
1.05%, 10/15/26 (Call 09/15/26)	1,752	1,535,380
2.45%, 08/17/26 (Call 05/17/26)	2,860	2,625,723
2.80%, 05/04/26 (Call 02/04/26)	2,500	2,326,643
Bank of Nova Scotia (The)
1.05%, 03/02/26(a)	3,896	3,473,041
1.30%, 09/15/26 (Call 06/15/26)	3,525	3,091,449
1.35%, 06/24/26	3,195	2,833,263
2.70%, 08/03/26	4,317	3,961,374
4.75%, 02/02/26	2,325	2,263,566
Barclays PLC
4.38%, 01/12/26	8,653	8,257,718
5.20%, 05/12/26	6,947	6,631,365
BPCE SA, 3.38%, 12/02/26	2,084	1,918,464
Canadian Imperial Bank of Commerce
1.25%, 06/22/26 (Call 05/22/26)	3,115	2,758,693
5.61%, 07/17/26	1,520	1,505,201
5.93%, 10/02/26	2,175	2,171,192
Citigroup Inc.
3.20%, 10/21/26 (Call 07/21/26)	10,210	9,421,337
3.40%, 05/01/26(a)	6,624	6,228,965
3.70%, 01/12/26	6,541	6,223,802
4.30%, 11/20/26	3,362	3,159,433
4.60%, 03/09/26	4,873	4,670,396
Citizens Bank NA/Providence RI, 3.75%, 02/18/26 (Call 11/18/25)	1,437	1,315,085
Citizens Financial Group Inc., 2.85%, 07/27/26 (Call 04/27/26)	2,072	1,836,609

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2026 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Commonwealth Bank of Australia/New York NY, 5.32%, 03/13/26	$2,725	$2,708,874
Cooperatieve Rabobank UA
3.75%, 07/21/26	5,065	4,707,977
5.50%, 10/05/26	1,410	1,399,056
Credit Suisse AG/New York NY, 1.25%, 08/07/26	5,535	4,825,607
Deutsche Bank AG, 4.10%, 01/13/26(a)	1,077	1,024,611
Deutsche Bank AG/New York NY
1.69%, 03/19/26	3,220	2,901,809
4.10%, 01/13/26	1,055	1,002,143
Discover Bank
3.45%, 07/27/26 (Call 04/27/26)	3,684	3,327,380
4.25%, 03/13/26	1,245	1,173,251
Fifth Third Bank NA, 3.85%, 03/15/26 (Call 02/15/26)	2,508	2,307,334
Goldman Sachs Group Inc. (The)
3.50%, 11/16/26 (Call 11/16/25)	9,551	8,855,915
3.75%, 02/25/26 (Call 11/25/25)	5,806	5,508,329
HSBC Holdings PLC
3.90%, 05/25/26	8,720	8,230,711
4.30%, 03/08/26	10,433	9,992,254
4.38%, 11/23/26	4,659	4,396,130
JPMorgan Chase & Co.
2.95%, 10/01/26 (Call 07/01/26)	9,347	8,647,912
3.20%, 06/15/26 (Call 03/15/26)(a)	5,819	5,453,355
3.30%, 04/01/26 (Call 01/01/26)	8,345	7,861,678
4.13%, 12/15/26	6,855	6,472,160
7.63%, 10/15/26	1,727	1,804,443
KeyBank NA, 4.70%, 01/26/26 (Call 12/26/25)	835	774,965
KeyBank NA/Cleveland OH, 3.40%, 05/20/26	2,105	1,853,725
Lloyds Banking Group PLC, 4.65%, 03/24/26	5,054	4,788,659
Manufacturers & Traders Trust Co., 4.65%, 01/27/26 (Call 12/27/25)	3,490	3,293,905
Mitsubishi UFJ Financial Group Inc.
2.76%, 09/13/26	3,558	3,250,085
3.85%, 03/01/26	8,150	7,761,367
Mizuho Financial Group Inc., 2.84%, 09/13/26(a)	3,342	3,057,238
Morgan Stanley
3.13%, 07/27/26	10,117	9,361,275
3.88%, 01/27/26	10,455	9,969,049
4.35%, 09/08/26	7,320	6,922,551
6.25%, 08/09/26	2,438	2,440,727
Morgan Stanley Bank NA
4.75%, 04/21/26 (Call 03/21/26)	5,100	4,975,847
5.88%, 10/30/26 (Call 09/30/26)	5,500	5,497,571
National Australia Bank Ltd./New York
2.50%, 07/12/26(a)	4,775	4,406,669
3.38%, 01/14/26	3,337	3,178,892
4.97%, 01/12/26(a)	2,595	2,563,063
NatWest Group PLC, 4.80%, 04/05/26	5,046	4,860,350
PNC Financial Services Group Inc. (The)
1.15%, 08/13/26 (Call 07/13/26)(a)	2,121	1,862,732
2.60%, 07/23/26 (Call 05/23/26)	3,646	3,350,467
Royal Bank of Canada
0.88%, 01/20/26	4,285	3,839,564
1.15%, 07/14/26(a)	2,490	2,194,066
1.20%, 04/27/26	5,895	5,257,027
1.40%, 11/02/26	3,030	2,658,559
4.65%, 01/27/26(a)	5,049	4,893,161
4.88%, 01/12/26	3,150	3,082,302
5.20%, 07/20/26	2,790	2,744,472

Security	Par (000)	Value

Banks (continued)
Santander Holdings USA Inc., 3.24%, 10/05/26 (Call 08/05/26)	$3,160	$2,836,584
State Street Corp.
2.65%, 05/19/26(a)	2,691	2,503,647
5.27%, 08/03/26 (Call 07/03/26)	1,815	1,785,197
Sumitomo Mitsui Financial Group Inc.
0.95%, 01/12/26	4,059	3,634,174
1.40%, 09/17/26	7,167	6,287,629
2.63%, 07/14/26(a)	7,615	6,968,493
3.01%, 10/19/26	4,692	4,305,101
3.78%, 03/09/26(a)	5,503	5,226,555
5.46%, 01/13/26	4,425	4,365,380
5.88%, 07/13/26	1,365	1,358,137
Toronto-Dominion Bank (The)
0.75%, 01/06/26(a)	4,792	4,283,681
1.20%, 06/03/26	5,130	4,543,428
1.25%, 09/10/26	5,273	4,638,010
5.10%, 01/09/26(a)	915	900,883
5.53%, 07/17/26	4,650	4,597,454
Truist Bank
3.30%, 05/15/26 (Call 04/15/26)	2,559	2,341,286
3.80%, 10/30/26 (Call 09/30/26)	2,798	2,561,152
U.S. Bancorp.
3.10%, 04/27/26 (Call 03/27/26)(a)	3,429	3,157,653
Series V, 2.38%, 07/22/26 (Call 06/22/26)	4,605	4,167,058
UBS AG, 1.25%, 06/01/26	520	460,647
UBS Group AG, 4.55%, 04/17/26	6,841	6,537,202
Wachovia Corp., 7.57%, 08/01/26(a)(b)	820	848,422
Wells Fargo & Co.
3.00%, 04/22/26	12,128	11,265,831
3.00%, 10/23/26	11,587	10,613,105
4.10%, 06/03/26	8,616	8,135,152
Wells Fargo Bank NA, 5.45%, 08/07/26 (Call 07/07/26)	4,910	4,862,580
Westpac Banking Corp.
1.15%, 06/03/26	3,800	3,395,879
2.70%, 08/19/26	4,082	3,774,752
2.85%, 05/13/26	5,960	5,581,816

		449,302,353

Beverages — 1.6%
Anheuser-Busch InBev Worldwide Inc., 3.65%, 02/01/26 (Call 11/01/25)	11,332	10,887,936
Constellation Brands Inc.
3.70%, 12/06/26 (Call 09/06/26)	2,522	2,366,306
5.00%, 02/02/26 (Call 02/02/24)(a)	1,015	997,188
Diageo Capital PLC, 5.38%, 10/05/26 (Call 09/05/26)	70	70,038
Keurig Dr Pepper Inc., 2.55%, 09/15/26 (Call 06/15/26)(a)	1,260	1,153,931
Molson Coors Beverage Co., 3.00%, 07/15/26 (Call 04/15/26)	6,926	6,428,395
PepsiCo Inc.
2.38%, 10/06/26 (Call 07/06/26)	3,308	3,063,426
2.85%, 02/24/26 (Call 11/24/25)	3,091	2,927,193
4.55%, 02/13/26 (Call 01/13/26)	780	769,001

		28,663,414

Biotechnology — 0.7%
Amgen Inc.
2.60%, 08/19/26 (Call 05/19/26)	4,627	4,261,484
5.51%, 03/02/26 (Call 03/02/24)	225	223,743

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2026 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Biotechnology (continued)
Gilead Sciences Inc., 3.65%, 03/01/26 (Call 12/01/25)	$9,246	$8,826,049

		13,311,276

Building Materials — 0.2%
Johnson Controls International PLC, 3.90%, 02/14/26 (Call 11/14/25)(a)	1,702	1,630,501
Owens Corning, 3.40%, 08/15/26 (Call 05/15/26)	1,412	1,314,644
Trane Technologies Luxembourg Finance SA, 3.50%, 03/21/26 (Call 01/21/26)	1,412	1,340,373
Vulcan Materials Co., 5.80%, 03/01/26 (Call 03/01/24)	88	87,217

		4,372,735

Chemicals — 1.0%
Celanese U.S. Holdings LLC, 1.40%, 08/05/26 (Call 07/05/26)	1,695	1,475,959
Ecolab Inc., 2.70%, 11/01/26 (Call 08/01/26)	2,529	2,342,752
EIDP Inc., 4.50%, 05/15/26 (Call 04/15/26)	2,005	1,946,700
FMC Corp.
3.20%, 10/01/26 (Call 08/01/26)	1,837	1,672,389
5.15%, 05/18/26 (Call 04/18/26)	1,775	1,713,106
Linde Inc./CT, 3.20%, 01/30/26 (Call 10/30/25)	2,071	1,974,113
Nutrien Ltd., 4.00%, 12/15/26 (Call 09/15/26)	1,461	1,383,058
PPG Industries Inc., 1.20%, 03/15/26 (Call 02/15/26)	2,060	1,848,399
Sherwin-Williams Co. (The), 3.95%, 01/15/26 (Call 10/15/25)	1,270	1,221,237
Westlake Corp., 3.60%, 08/15/26 (Call 05/15/26)	2,568	2,406,189

		17,983,902

Commercial Services — 0.6%
Global Payments Inc.
1.20%, 03/01/26 (Call 02/01/26)	3,925	3,497,962
4.80%, 04/01/26 (Call 01/01/26)	2,494	2,407,798
PayPal Holdings Inc., 2.65%, 10/01/26 (Call 08/01/26)	4,524	4,167,219

		10,072,979

Computers — 4.4%
Apple Inc.
0.70%, 02/08/26 (Call 01/08/26)	8,028	7,250,099
2.05%, 09/11/26 (Call 07/11/26)	6,609	6,056,848
2.45%, 08/04/26 (Call 05/04/26)	7,237	6,721,628
3.25%, 02/23/26 (Call 11/23/25)	10,884	10,416,029
CGI Inc., 1.45%, 09/14/26 (Call 08/14/26)	1,905	1,677,404
Dell International LLC/EMC Corp.
4.90%, 10/01/26 (Call 08/01/26)	5,778	5,621,789
6.02%, 06/15/26 (Call 03/15/26)	9,241	9,247,763
DXC Technology Co., 1.80%, 09/15/26 (Call 08/15/26)(a)	2,315	2,026,975
Fortinet Inc., 1.00%, 03/15/26 (Call 02/15/26)	1,695	1,511,206
Genpact Luxembourg Sarl, 1.75%, 04/10/26 (Call 03/10/26)	910	819,982
Hewlett Packard Enterprise Co.
1.75%, 04/01/26 (Call 03/01/26)	3,114	2,825,200
6.10%, 04/01/26 (Call 04/01/24)	220	219,945
HP Inc., 1.45%, 06/17/26 (Call 05/17/26)	1,970	1,761,488
International Business Machines Corp.
3.30%, 05/15/26	8,855	8,375,981
3.45%, 02/19/26(a)	5,340	5,088,371
4.50%, 02/06/26	1,465	1,429,498
Kyndryl Holdings Inc., 2.05%, 10/15/26 (Call 09/15/26)	2,235	1,947,205

Security	Par (000)	Value

Computers (continued)
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)	$7,395	$6,934,089

		79,931,500

Cosmetics & Personal Care — 0.8%
Colgate-Palmolive Co., 4.80%, 03/02/26	1,600	1,589,472
Conopco Inc., Series E, 7.25%, 12/15/26	994	1,044,030
Kenvue Inc., 5.35%, 03/22/26 (Call 02/22/26)	865	861,533
Procter & Gamble Co. (The)
1.00%, 04/23/26	3,374	3,048,846
2.45%, 11/03/26(a)	3,116	2,884,517
2.70%, 02/02/26	1,955	1,850,679
4.10%, 01/26/26(a)	1,115	1,090,150
Unilever Capital Corp., 2.00%, 07/28/26	2,371	2,170,479

		14,539,706

Diversified Financial Services — 4.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.75%, 01/30/26 (Call 12/30/25)	3,488	3,136,459
2.45%, 10/29/26 (Call 09/29/26)	12,325	10,962,478
4.45%, 04/03/26 (Call 02/03/26)	1,818	1,737,866
Air Lease Corp.
1.88%, 08/15/26 (Call 07/15/26)	4,145	3,667,719
2.88%, 01/15/26 (Call 12/15/25)	5,096	4,728,444
3.75%, 06/01/26 (Call 04/01/26)	2,590	2,431,577
Aircastle Ltd., 4.25%, 06/15/26 (Call 04/15/26)	2,466	2,309,702
American Express Co.
1.65%, 11/04/26 (Call 10/04/26)	5,335	4,698,067
3.13%, 05/20/26 (Call 04/20/26)	3,632	3,407,517
4.90%, 02/13/26 (Call 01/13/26)	1,250	1,224,681
Ameriprise Financial Inc., 2.88%, 09/15/26 (Call 06/15/26)(a)	2,305	2,142,235
Brookfield Finance Inc., 4.25%, 06/02/26 (Call 03/02/26)	1,783	1,701,441
Capital One Financial Corp., 3.75%, 07/28/26 (Call 06/28/26)	5,182	4,752,347
Charles Schwab Corp. (The)
0.90%, 03/11/26 (Call 02/11/26)	4,349	3,834,580
1.15%, 05/13/26 (Call 04/13/26)(a)	3,533	3,103,216
3.45%, 02/13/26 (Call 11/13/25)	1,365	1,284,250
5.88%, 08/24/26 (Call 07/24/26)	1,475	1,463,257
Discover Financial Services, 4.50%, 01/30/26 (Call 11/30/25)(a)	1,761	1,664,591
Invesco Finance PLC, 3.75%, 01/15/26	2,155	2,057,534
Legg Mason Inc., 4.75%, 03/15/26(a)	1,428	1,391,516
Mastercard Inc., 2.95%, 11/21/26 (Call 08/21/26)	3,014	2,811,630
Nasdaq Inc., 3.85%, 06/30/26 (Call 03/30/26)(a)	1,952	1,861,138
Nomura Holdings Inc.
1.65%, 07/14/26	4,260	3,757,776
5.71%, 01/09/26	2,005	1,975,796
Synchrony Financial, 3.70%, 08/04/26 (Call 05/04/26)	1,766	1,565,715
Voya Financial Inc., 3.65%, 06/15/26	1,740	1,638,728
Western Union Co. (The), 1.35%, 03/15/26 (Call 02/15/26)	1,845	1,641,235

		76,951,495

Electric — 5.2%
AEP Transmission Co. LLC, 3.10%, 12/01/26 (Call 09/01/26)	1,445	1,345,294
AES Corp. (The), 1.38%, 01/15/26 (Call 12/15/25)	2,845	2,527,046
Ameren Corp., 3.65%, 02/15/26 (Call 11/15/25)	1,086	1,033,766

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2026 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Baltimore Gas & Electric Co., 2.40%, 08/15/26 (Call 05/15/26)(a)	$1,201	$1,103,060
Black Hills Corp., 3.95%, 01/15/26 (Call 07/15/25)(a)	1,055	1,005,653
CenterPoint Energy Houston Electric LLC, Series Z, 2.40%, 09/01/26 (Call 06/01/26)	1,146	1,046,916
CenterPoint Energy Inc.
1.45%, 06/01/26 (Call 05/01/26)	1,815	1,628,276
5.25%, 08/10/26(a)	1,010	994,866
Cleco Corporate Holdings LLC, 3.74%, 05/01/26 (Call 02/01/26)	2,077	1,943,591
CMS Energy Corp., 3.00%, 05/15/26 (Call 02/15/26)	901	839,919
Commonwealth Edison Co., 2.55%, 06/15/26 (Call 03/15/26)	1,720	1,598,204
Dominion Energy Inc.
Series A, 1.45%, 04/15/26 (Call 03/15/26)	1,825	1,640,842
Series D, 2.85%, 08/15/26 (Call 05/15/26)	1,478	1,359,100
DTE Energy Co., 2.85%, 10/01/26 (Call 07/01/26)	2,051	1,883,707
Duke Energy Carolinas LLC, 2.95%, 12/01/26 (Call 09/01/26)	2,309	2,145,296
Duke Energy Corp., 2.65%, 09/01/26 (Call 06/01/26)(a)	5,019	4,597,980
Emera U.S. Finance LP, 3.55%, 06/15/26 (Call 03/15/26)	2,381	2,230,449
Enel Americas SA, 4.00%, 10/25/26 (Call 07/25/26)	1,570	1,464,867
Entergy Arkansas LLC, 3.50%, 04/01/26 (Call 01/01/26)	2,083	1,979,277
Entergy Corp., 2.95%, 09/01/26 (Call 06/01/26)	2,553	2,352,275
Entergy Louisiana LLC, 2.40%, 10/01/26 (Call 07/01/26)	1,560	1,421,958
Evergy Kansas Central Inc., 2.55%, 07/01/26 (Call 04/01/26)	459	424,242
Eversource Energy
4.75%, 05/15/26	735	714,565
Series U, 1.40%, 08/15/26 (Call 07/15/26)	1,275	1,129,285
Exelon Corp., 3.40%, 04/15/26 (Call 01/15/26)	2,477	2,347,944
Florida Power & Light Co., 4.45%, 05/15/26 (Call 04/15/26)	1,760	1,721,435
Fortis Inc./Canada, 3.06%, 10/04/26 (Call 07/04/26)	3,674	3,369,596
Georgia Power Co., 3.25%, 04/01/26 (Call 01/01/26)	972	917,119
ITC Holdings Corp., 3.25%, 06/30/26 (Call 03/30/26)	1,390	1,302,853
National Rural Utilities Cooperative Finance Corp.
1.00%, 06/15/26 (Call 05/15/26)	2,513	2,231,811
4.45%, 03/13/26 (Call 02/13/26)	915	891,540
5.60%, 11/13/26 (Call 10/13/26)	1,000	999,478
Pacific Gas and Electric Co.
2.95%, 03/01/26 (Call 12/01/25)	2,146	1,969,248
3.15%, 01/01/26	6,796	6,287,225
PPL Capital Funding Inc., 3.10%, 05/15/26 (Call 02/15/26)	2,268	2,120,504
Public Service Electric & Gas Co.
0.95%, 03/15/26 (Call 02/15/26)	1,621	1,461,114
2.25%, 09/15/26 (Call 06/15/26)	1,573	1,438,625
San Diego Gas & Electric Co., 2.50%, 05/15/26 (Call 02/15/26)	2,000	1,850,677
Sempra Energy, 5.40%, 08/01/26 (Call 07/01/26)	1,815	1,788,285
Sierra Pacific Power Co., 2.60%, 05/01/26 (Call 02/01/26)	1,361	1,264,113

Security	Par (000)	Value

Electric (continued)
Southern California Edison Co.
4.90%, 06/01/26 (Call 05/01/26)	$1,375	$1,340,799
Series 2020-C, 1.20%, 02/01/26 (Call 01/01/26)	1,216	1,094,897
Southern Co. (The), 3.25%, 07/01/26 (Call 04/01/26)	6,287	5,877,888
Southern Power Co., 0.90%, 01/15/26 (Call 12/15/25)	1,188	1,063,724
Southwestern Electric Power Co.
Series K, 2.75%, 10/01/26 (Call 07/01/26)	1,387	1,269,132
Series N, 1.65%, 03/15/26 (Call 02/15/26)	1,615	1,461,982
Virginia Electric & Power Co.
Series A, 3.15%, 01/15/26 (Call 10/15/25)	2,600	2,464,799
Series B, 2.95%, 11/15/26 (Call 08/15/26)(a)	1,525	1,407,246
WEC Energy Group Inc.
4.75%, 01/09/26 (Call 12/09/25)	3,800	3,705,164
5.60%, 09/12/26 (Call 08/12/26)	1,440	1,431,063
Xcel Energy Inc., 3.35%, 12/01/26 (Call 06/01/26)	1,820	1,688,499

		93,177,194

Electrical Components & Equipment — 0.1%
Emerson Electric Co., 0.88%, 10/15/26 (Call 09/15/26)(a)	2,648	2,326,710

Electronics — 1.2%
Amphenol Corp., 4.75%, 03/30/26	515	503,055
Arrow Electronics Inc., 6.13%, 03/01/26 (Call 03/01/24)	680	674,771
Avnet Inc., 4.63%, 04/15/26 (Call 01/15/26)	1,998	1,916,965
Flex Ltd., 3.75%, 02/01/26 (Call 01/01/26)	2,160	2,044,424
Fortive Corp., 3.15%, 06/15/26 (Call 03/15/26)	3,437	3,201,578
Honeywell International Inc., 2.50%, 11/01/26 (Call 08/01/26)	5,158	4,769,262
Hubbell Inc., 3.35%, 03/01/26 (Call 12/01/25)	1,318	1,248,722
Jabil Inc., 1.70%, 04/15/26 (Call 03/15/26)(a)	1,570	1,412,854
TD SYNNEX Corp., 1.75%, 08/09/26 (Call 07/09/26)	2,207	1,930,909
Tyco Electronics Group SA
3.70%, 02/15/26 (Call 11/15/25)	1,375	1,316,367
4.50%, 02/13/26	735	717,557
Vontier Corp., 1.80%, 04/01/26 (Call 03/01/26)	1,873	1,672,231

		21,408,695

Entertainment — 0.2%
Warnermedia Holdings Inc., 6.41%, 03/15/26 (Call 03/15/24)	4,475	4,464,677

Environmental Control — 0.2%
Republic Services Inc., 2.90%, 07/01/26 (Call 04/01/26)(a)	1,859	1,736,816
Veralto Corp., 5.50%, 09/18/26 (Call 08/18/26)(c)	2,405	2,380,400

		4,117,216

Food — 1.5%
Conagra Brands Inc., 5.30%, 10/01/26	1,675	1,644,730
Flowers Foods Inc., 3.50%, 10/01/26 (Call 07/01/26)	1,095	1,022,107
Hershey Co. (The), 2.30%, 08/15/26 (Call 05/15/26)(a)	1,616	1,496,673
Ingredion Inc., 3.20%, 10/01/26 (Call 07/01/26)	983	918,248
Kellogg Co., 3.25%, 04/01/26	3,002	2,831,102
Kraft Heinz Foods Co., 3.00%, 06/01/26 (Call 03/01/26)	6,975	6,515,585
Kroger Co. (The)
2.65%, 10/15/26 (Call 07/15/26)	3,195	2,928,212

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2026 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
3.50%, 02/01/26 (Call 11/01/25)	$1,816	$1,727,152
McCormick & Co. Inc./MD, 0.90%, 02/15/26 (Call 01/15/26)	2,133	1,907,077
Sysco Corp., 3.30%, 07/15/26 (Call 04/15/26)	3,231	3,021,017
Tyson Foods Inc., 4.00%, 03/01/26 (Call 01/01/26)	2,973	2,850,359

		26,862,262

Gas — 0.3%
National Fuel Gas Co.
5.50%, 01/15/26 (Call 12/15/25)	1,702	1,668,723
5.50%, 10/01/26	980	959,496
Southern California Gas Co., Series TT, 2.60%, 06/15/26 (Call 03/15/26)	1,595	1,472,667
Southern Co. Gas Capital Corp., 3.25%, 06/15/26 (Call 03/15/26)	960	900,496

		5,001,382

Hand & Machine Tools — 0.3%
Regal Rexnord Corp., 6.05%, 02/15/26(a)(c)	3,805	3,741,932
Stanley Black & Decker Inc., 6.27%, 03/06/26 (Call 03/06/24)(a)	125	125,053
Stanley Black & Decker Inc., 3.40%, 03/01/26 (Call 01/01/26)	2,298	2,167,822

		6,034,807

Health Care - Products — 0.9%
Abbott Laboratories, 3.75%, 11/30/26 (Call 08/30/26)	6,508	6,227,022
Agilent Technologies Inc., 3.05%, 09/22/26 (Call 06/22/26)	967	896,762
Baxter International Inc., 2.60%, 08/15/26 (Call 05/15/26)	2,295	2,092,252
Stryker Corp., 3.50%, 03/15/26 (Call 12/15/25)	3,755	3,571,588
Thermo Fisher Scientific Inc., 4.95%, 08/10/26 (Call 07/10/26)(a)	290	287,146
Zimmer Biomet Holdings Inc., 3.05%, 01/15/26 (Call 12/15/25)	2,436	2,289,749

		15,364,519

Health Care - Services — 1.8%
Elevance Health Inc.
1.50%, 03/15/26 (Call 02/15/26)(a)	3,403	3,082,149
4.90%, 02/08/26 (Call 02/08/24)	890	873,306
HCA Inc.
5.25%, 06/15/26 (Call 12/15/25)	5,072	4,951,073
5.38%, 09/01/26 (Call 03/01/26)	3,140	3,070,634
5.88%, 02/15/26 (Call 08/15/25)	5,130	5,084,663
Humana Inc., 5.70%, 03/13/26 (Call 03/13/24)	340	337,684
Laboratory Corp. of America Holdings, 1.55%, 06/01/26 (Call 05/01/26)	1,930	1,727,668
Providence St Joseph Health Obligated Group, Series H, 2.75%, 10/01/26 (Call 07/01/26)	720	657,825
Quest Diagnostics Inc., 3.45%, 06/01/26 (Call 03/01/26)	2,028	1,911,282
UnitedHealth Group Inc.
1.15%, 05/15/26 (Call 04/15/26)	3,202	2,890,623
1.25%, 01/15/26	2,057	1,879,688
3.10%, 03/15/26	3,800	3,606,847
Universal Health Services Inc., 1.65%, 09/01/26 (Call 08/01/26)	2,315	2,040,983
UPMC, Series 2021, 1.80%, 04/15/26 (Call 01/15/26)(a)	100	90,474

		32,204,899

Security	Par (000)	Value

Holding Companies - Diversified — 1.9%
Ares Capital Corp.
2.15%, 07/15/26 (Call 06/15/26)(a)	$3,197	$2,807,894
3.88%, 01/15/26 (Call 12/15/25)	4,328	4,046,633
Bain Capital Specialty Finance Inc.
2.55%, 10/13/26 (Call 09/13/26)(a)	1,075	923,204
2.95%, 03/10/26 (Call 02/10/26)	1,087	967,602
Barings BDC Inc., 3.30%, 11/23/26 (Call 10/13/26)(a)	1,045	914,793
Blackstone Private Credit Fund, 2.63%, 12/15/26 (Call 11/15/26)	4,247	3,636,720
Blackstone Secured Lending Fund
2.75%, 09/16/26 (Call 08/19/26)	2,365	2,074,854
3.63%, 01/15/26 (Call 12/15/25)	2,915	2,691,988
Blue Owl Capital Corp.
3.40%, 07/15/26 (Call 06/15/26)	3,513	3,132,283
4.25%, 01/15/26 (Call 12/15/25)	1,730	1,612,008
Blue Owl Credit Income Corp., 3.13%, 09/23/26 (Call 08/23/26)	1,285	1,127,004
FS KKR Capital Corp., 3.40%, 01/15/26 (Call 12/15/25)	3,381	3,092,263
Goldman Sachs BDC Inc., 2.88%, 01/15/26 (Call 12/15/25)	1,641	1,509,296
Golub Capital BDC Inc., 2.50%, 08/24/26 (Call 07/24/26)(a)	1,957	1,712,521
Main Street Capital Corp., 3.00%, 07/14/26 (Call 06/14/26)(a)	1,908	1,688,054
Prospect Capital Corp.
3.36%, 11/15/26 (Call 10/15/26)(a)	1,081	927,378
3.71%, 01/22/26 (Call 12/22/25)	1,270	1,142,304
Sixth Street Specialty Lending Inc., 2.50%, 08/01/26 (Call 07/01/26)(a)	961	847,083

		34,853,882

Home Builders — 0.3%
DR Horton Inc., 1.30%, 10/15/26 (Call 09/15/26)	2,077	1,822,524
Lennar Corp., 5.25%, 06/01/26 (Call 12/01/25)	1,506	1,479,895
PulteGroup Inc., 5.50%, 03/01/26 (Call 12/01/25)	2,243	2,216,785

		5,519,204

Household Products & Wares — 0.1%
Kimberly-Clark Corp., 2.75%, 02/15/26	1,350	1,270,954

Insurance — 2.3%
Aflac Inc.
1.13%, 03/15/26 (Call 02/15/26)	1,665	1,495,480
2.88%, 10/15/26 (Call 07/15/26)(a)	1,117	1,031,397
Allstate Corp. (The), 3.28%, 12/15/26 (Call 09/15/26)(a)	1,678	1,558,781
American International Group Inc., 3.90%, 04/01/26 (Call 01/01/26)	3,020	2,877,376
Arch Capital Finance LLC, 4.01%, 12/15/26 (Call 09/15/26)	1,770	1,670,016
Berkshire Hathaway Inc., 3.13%, 03/15/26 (Call 12/15/25)	8,566	8,164,501
Chubb INA Holdings Inc., 3.35%, 05/03/26 (Call 02/03/26)	5,405	5,118,024
CNA Financial Corp., 4.50%, 03/01/26 (Call 12/01/25)	1,655	1,600,199
Hanover Insurance Group Inc. (The), 4.50%, 04/15/26 (Call 01/15/26)	1,454	1,397,911
Lincoln National Corp., 3.63%, 12/12/26 (Call 09/15/26)(a)	1,215	1,106,084
Loews Corp., 3.75%, 04/01/26 (Call 01/01/26)(a)	1,951	1,865,552

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2026 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Manulife Financial Corp., 4.15%, 03/04/26	$3,708	$3,567,747
Marsh & McLennan Companies Inc., 3.75%, 03/14/26 (Call 12/14/25)	2,328	2,226,475
Munich Re America Corp., Series B, 7.45%, 12/15/26(a)	90	94,608
Old Republic International Corp., 3.88%, 08/26/26 (Call 07/26/26)	1,947	1,832,657
Principal Financial Group Inc., 3.10%, 11/15/26 (Call 08/15/26)(a)	1,233	1,137,919
Prudential Financial Inc., 1.50%, 03/10/26 (Call 02/10/26)	2,400	2,166,875
Reinsurance Group of America Inc., 3.95%, 09/15/26 (Call 06/15/26)(a)	1,250	1,181,043
Trinity Acquisition PLC, 4.40%, 03/15/26 (Call 12/15/25)	2,009	1,927,236

		42,019,881

Internet — 1.7%
Alphabet Inc., 2.00%, 08/15/26 (Call 05/15/26)(a)	7,302	6,713,513
Amazon.com Inc., 1.00%, 05/12/26 (Call 04/12/26)	9,490	8,535,763
Baidu Inc., 1.72%, 04/09/26 (Call 03/09/26)(a)	1,315	1,193,731
Booking Holdings Inc., 3.60%, 06/01/26 (Call 03/01/26)	4,276	4,071,136
eBay Inc., 1.40%, 05/10/26 (Call 04/10/26)(a)	3,323	2,977,324
Expedia Group Inc., 5.00%, 02/15/26 (Call 11/15/25)	3,250	3,176,966
JD.com Inc., 3.88%, 04/29/26(a)	691	659,968
Netflix Inc., 4.38%, 11/15/26	3,450	3,321,201

		30,649,602

Iron & Steel — 0.2%
ArcelorMittal SA, 4.55%, 03/11/26	1,465	1,426,905
Steel Dynamics Inc., 5.00%, 12/15/26 (Call 12/01/23)	1,483	1,437,695

		2,864,600

Lodging — 0.4%
Hyatt Hotels Corp., 4.85%, 03/15/26 (Call 12/15/25)	1,607	1,561,692
Marriott International Inc./MD
5.45%, 09/15/26 (Call 08/15/26)	960	947,775
Series R, 3.13%, 06/15/26 (Call 03/15/26)(a)	2,721	2,539,504
Sands China Ltd., 4.30%, 01/08/26 (Call 12/08/25)	2,040	1,892,944

		6,941,915

Machinery — 1.8%
Caterpillar Financial Services Corp.
0.90%, 03/02/26	2,628	2,369,546
1.15%, 09/14/26	1,437	1,276,636
2.40%, 08/09/26	1,385	1,279,713
4.35%, 05/15/26	5,040	4,913,277
4.80%, 01/06/26	970	956,755
CNH Industrial Capital LLC
1.45%, 07/15/26 (Call 06/15/26)	2,015	1,796,712
1.88%, 01/15/26 (Call 12/15/25)	1,723	1,581,153
John Deere Capital Corp.
0.70%, 01/15/26	2,778	2,504,103
1.05%, 06/17/26(a)	1,827	1,632,884
1.30%, 10/13/26	1,400	1,250,120
2.25%, 09/14/26(a)	1,776	1,636,208
2.65%, 06/10/26(a)	1,407	1,314,190
4.75%, 06/08/26	1,815	1,786,534
4.80%, 01/09/26	3,895	3,844,190
5.05%, 03/03/26(a)	595	590,805

Security	Par (000)	Value

Machinery (continued)
Westinghouse Air Brake Technologies Corp., 3.45%, 11/15/26 (Call 08/15/26)	$2,659	$2,466,689
Xylem Inc./NY, 3.25%, 11/01/26 (Call 08/01/26)	1,665	1,548,188

		32,747,703

Machinery - Diversified — 0.0%
John Deere Capital Corp., 5.15%, 09/08/26	925	920,076

Manufacturing — 0.4%
3M Co., 2.25%, 09/19/26 (Call 06/19/26)(a)	2,176	1,971,342
Illinois Tool Works Inc., 2.65%, 11/15/26 (Call 08/15/26)	3,604	3,325,185
Teledyne Technologies Inc., 1.60%, 04/01/26 (Call 03/01/26)	1,633	1,474,867
Textron Inc., 4.00%, 03/15/26 (Call 12/15/25)	1,185	1,133,826

		7,905,220

Media — 1.5%
Comcast Corp., 3.15%, 03/01/26 (Call 12/01/25)	7,546	7,161,281
Discovery Communications LLC, 4.90%, 03/11/26 (Call 12/11/25)	2,322	2,259,557
Paramount Global, 4.00%, 01/15/26 (Call 10/15/25)	2,491	2,363,537
TCI Communications Inc., 7.88%, 02/15/26	1,764	1,841,899
Thomson Reuters Corp., 3.35%, 05/15/26 (Call 02/15/26)	1,769	1,660,851
TWDC Enterprises 18 Corp.
1.85%, 07/30/26	3,256	2,960,181
3.00%, 02/13/26	3,306	3,120,016
Walt Disney Co. (The)
1.75%, 01/13/26	4,887	4,511,975
3.38%, 11/15/26 (Call 08/15/26)	1,809	1,698,513

		27,577,810

Mining — 0.4%
BHP Billiton Finance USA Ltd.
4.88%, 02/27/26	3,255	3,203,643
5.25%, 09/08/26	3,850	3,815,626
6.42%, 03/01/26(a)	955	969,814

		7,989,083

Office & Business Equipment — 0.2%
CDW LLC/CDW Finance Corp., 2.67%, 12/01/26 (Call 11/01/26)	3,390	3,037,423

Oil & Gas — 3.4%
BP Capital Markets America Inc.
3.12%, 05/04/26 (Call 02/04/26)	3,780	3,568,047
3.41%, 02/11/26 (Call 12/11/25)	3,466	3,304,078
Chevron Corp., 2.95%, 05/16/26 (Call 02/16/26)	8,758	8,279,720
Diamondback Energy Inc., 3.25%, 12/01/26 (Call 10/01/26)	2,947	2,746,808
EOG Resources Inc., 4.15%, 01/15/26 (Call 10/15/25)	3,416	3,308,750
Exxon Mobil Corp.
2.28%, 08/16/26 (Call 06/16/26)(a)	4,445	4,106,161
3.04%, 03/01/26 (Call 12/01/25)	8,775	8,335,550
HF Sinclair Corp., 5.88%, 04/01/26 (Call 01/01/26)	2,963	2,922,170
Marathon Petroleum Corp., 5.13%, 12/15/26 (Call 09/15/26)	2,710	2,651,658
Occidental Petroleum Corp., 5.55%, 03/15/26 (Call 12/15/25)	2,695	2,658,356
Ovintiv Inc., 5.38%, 01/01/26 (Call 10/01/25)	2,145	2,108,084
Phillips 66, 1.30%, 02/15/26 (Call 01/15/26)	1,771	1,599,410
Phillips 66 Co., 3.55%, 10/01/26 (Call 07/01/26)	1,438	1,350,155

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2026 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Pioneer Natural Resources Co.
1.13%, 01/15/26 (Call 12/15/25)	$754	$684,431
5.10%, 03/29/26	2,435	2,408,037
Shell International Finance BV
2.50%, 09/12/26(a)	4,118	3,814,242
2.88%, 05/10/26	6,609	6,223,146
Valero Energy Corp., 3.40%, 09/15/26 (Call 06/15/26)(a)	670	627,646

		60,696,449

Oil & Gas Services — 0.1%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor Inc., 2.06%, 12/15/26 (Call 11/15/26)	1,718	1,540,061

Packaging & Containers — 0.5%
Amcor Finance USA Inc., 3.63%, 04/28/26 (Call 01/28/26)	2,055	1,936,473
Berry Global Inc., 1.57%, 01/15/26 (Call 12/15/25)	5,134	4,640,592
WRKCo Inc., 4.65%, 03/15/26 (Call 01/15/26)	2,981	2,887,870

		9,464,935

Pharmaceuticals — 5.5%
AbbVie Inc.
2.95%, 11/21/26 (Call 09/21/26)	13,364	12,373,402
3.20%, 05/14/26 (Call 02/14/26)	6,918	6,520,891
Astrazeneca Finance LLC, 1.20%, 05/28/26 (Call 04/28/26)	4,290	3,857,312
AstraZeneca PLC, 0.70%, 04/08/26 (Call 03/08/26)(a)	4,512	4,034,067
Bristol-Myers Squibb Co., 3.20%, 06/15/26 (Call 04/15/26)	6,143	5,819,334
Cigna Group (The)
1.25%, 03/15/26 (Call 02/15/26)	2,855	2,568,377
4.50%, 02/25/26 (Call 11/27/25)	4,374	4,244,197
5.69%, 03/15/26 (Call 03/15/24)	245	244,093
CVS Health Corp.
2.88%, 06/01/26 (Call 03/01/26)	6,413	5,955,917
3.00%, 08/15/26 (Call 06/15/26)	3,096	2,870,190
5.00%, 02/20/26 (Call 01/20/26)	2,528	2,478,768
Johnson & Johnson, 2.45%, 03/01/26 (Call 12/01/25)	7,483	7,026,248
McKesson Corp.
1.30%, 08/15/26 (Call 07/15/26)	2,055	1,822,309
5.25%, 02/15/26 (Call 02/15/24)	85	84,045
Merck & Co. Inc., 0.75%, 02/24/26 (Call 01/24/26)(a)	3,686	3,319,914
Pfizer Inc.
2.75%, 06/03/26(a)	3,941	3,692,004
3.00%, 12/15/26	5,954	5,544,527
Pfizer Investment Enterprises Pte Ltd., 4.45%, 05/19/26 (Call 04/19/26)	9,440	9,214,367
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/26 (Call 06/23/26)	10,467	9,744,286
Utah Acquisition Sub Inc., 3.95%, 06/15/26 (Call 03/15/26)	7,716	7,223,875

		98,638,123

Pipelines — 2.9%
Boardwalk Pipelines LP, 5.95%, 06/01/26 (Call 03/01/26)	1,535	1,521,954
Enbridge Inc.
1.60%, 10/04/26 (Call 09/04/26)(a)	1,745	1,549,098
4.25%, 12/01/26 (Call 09/01/26)	2,620	2,488,522
5.97%, 03/08/26 (Call 03/08/24)	370	367,332

Security	Par (000)	Value

Pipelines (continued)
Energy Transfer LP
3.90%, 07/15/26 (Call 04/15/26)(a)	$2,243	$2,118,188
4.75%, 01/15/26 (Call 10/15/25)	3,633	3,526,326
6.05%, 12/01/26 (Call 11/01/26)	2,620	2,616,662
Enterprise Products Operating LLC
3.70%, 02/15/26 (Call 11/15/25)	3,330	3,183,626
5.05%, 01/10/26	975	963,483
Kinder Morgan Inc., 1.75%, 11/15/26 (Call 10/15/26)	1,313	1,162,990
Magellan Midstream Partners LP, 5.00%, 03/01/26 (Call 12/01/25)	2,529	2,467,578
MPLX LP, 1.75%, 03/01/26 (Call 02/01/26)	5,336	4,840,288
ONEOK Inc.
5.55%, 11/01/26 (Call 10/01/26)	3,370	3,329,337
5.85%, 01/15/26 (Call 12/15/25)	1,396	1,393,255
Plains All American Pipeline LP/PAA Finance Corp., 4.50%, 12/15/26 (Call 09/15/26)	2,796	2,664,062
Sabine Pass Liquefaction LLC, 5.88%, 06/30/26 (Call 12/31/25)	5,732	5,688,801
Spectra Energy Partners LP, 3.38%, 10/15/26 (Call 07/15/26)	2,113	1,966,461
TransCanada PipeLines Ltd.
4.88%, 01/15/26 (Call 10/15/25)(a)	3,696	3,606,378
6.20%, 03/09/26 (Call 03/09/24)	200	199,584
Transcontinental Gas Pipe Line Co. LLC, 7.85%, 02/01/26 (Call 11/01/25)	4,072	4,204,349
Western Midstream Operating LP, 4.65%, 07/01/26 (Call 04/01/26)	695	665,618
Williams Companies Inc. (The), 5.40%, 03/02/26	1,035	1,022,724

		51,546,616

Real Estate — 0.1%
CBRE Services Inc., 4.88%, 03/01/26 (Call 12/01/25)(a)	2,684	2,595,091

Real Estate Investment Trusts — 5.1%
Alexandria Real Estate Equities Inc.
3.80%, 04/15/26 (Call 02/15/26)(a)	1,245	1,182,341
4.30%, 01/15/26 (Call 10/15/25)(a)	1,145	1,102,911
American Tower Corp.
1.45%, 09/15/26 (Call 08/15/26)	1,700	1,491,713
1.60%, 04/15/26 (Call 03/15/26)	2,655	2,377,937
3.38%, 10/15/26 (Call 07/15/26)(a)	3,422	3,167,635
4.40%, 02/15/26 (Call 11/15/25)	1,792	1,725,300
AvalonBay Communities Inc.
2.90%, 10/15/26 (Call 07/15/26)(a)	1,006	931,639
2.95%, 05/11/26 (Call 02/11/26)	1,510	1,410,716
Boston Properties LP
2.75%, 10/01/26 (Call 07/01/26)	3,239	2,863,554
3.65%, 02/01/26 (Call 11/03/25)	3,463	3,218,620
Brixmor Operating Partnership LP, 4.13%, 06/15/26 (Call 03/15/26)	2,070	1,946,375
Camden Property Trust, 5.85%, 11/03/26 (Call 10/03/26)	900	900,594
Corporate Office Properties LP, 2.25%, 03/15/26 (Call 02/15/26)	1,273	1,150,390
Crown Castle International Corp.
1.05%, 07/15/26 (Call 06/15/26)	3,723	3,254,442
3.70%, 06/15/26 (Call 03/15/26)	2,107	1,979,456
4.45%, 02/15/26 (Call 11/15/25)	3,413	3,286,930
CubeSmart LP, 3.13%, 09/01/26 (Call 06/01/26)(a)	1,129	1,039,078
EPR Properties, 4.75%, 12/15/26 (Call 09/15/26)	808	736,670

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2026 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Equinix Inc.
1.45%, 05/15/26 (Call 04/15/26)	$2,734	$2,442,537
2.90%, 11/18/26 (Call 09/18/26)	1,952	1,779,803
ERP Operating LP, 2.85%, 11/01/26 (Call 08/01/26)	1,548	1,422,649
Essex Portfolio LP, 3.38%, 04/15/26 (Call 01/15/26)	1,512	1,423,509
Extra Space Storage LP, 3.50%, 07/01/26 (Call 04/01/26)	1,837	1,709,862
Federal Realty Investment Trust, 1.25%, 02/15/26 (Call 01/15/26)	1,351	1,213,592
GLP Capital LP/GLP Financing II Inc., 5.38%, 04/15/26 (Call 01/15/26)	3,560	3,414,511
Healthcare Realty Holdings LP, 3.50%, 08/01/26 (Call 05/01/26)	2,072	1,918,217
Healthpeak Properties Inc., 3.25%, 07/15/26 (Call 05/15/26)	2,237	2,092,180
Host Hotels & Resorts LP, Series F, 4.50%, 02/01/26 (Call 11/01/25)	1,235	1,181,210
Kimco Realty Corp., 2.80%, 10/01/26 (Call 07/01/26)	1,675	1,529,538
Kite Realty Group LP, 4.00%, 10/01/26 (Call 07/01/26)	1,060	965,335
Mid-America Apartments LP, 1.10%, 09/15/26 (Call 08/15/26)(a)	1,235	1,085,689
NNN REIT Inc., 3.60%, 12/15/26 (Call 09/15/26)(a)	1,085	1,006,388
Omega Healthcare Investors Inc., 5.25%, 01/15/26 (Call 10/15/25)	2,391	2,305,906
Prologis LP
3.25%, 06/30/26 (Call 03/30/26)(a)	1,288	1,211,278
3.25%, 10/01/26 (Call 07/01/26)(a)	1,375	1,286,106
Public Storage Operating Co.
0.88%, 02/15/26 (Call 01/15/26)(a)	1,903	1,707,128
1.50%, 11/09/26 (Call 10/09/26)	1,995	1,777,318
Realty Income Corp.
0.75%, 03/15/26 (Call 02/15/26)(a)	1,270	1,123,378
4.13%, 10/15/26 (Call 07/15/26)	2,243	2,133,695
4.88%, 06/01/26 (Call 03/01/26)	2,289	2,229,277
5.05%, 01/13/26 (Call 01/13/24)	290	284,637
Sabra Health Care LP, 5.13%, 08/15/26 (Call 05/15/26)	1,895	1,796,959
Simon Property Group LP
3.25%, 11/30/26 (Call 08/30/26)	2,585	2,389,332
3.30%, 01/15/26 (Call 10/15/25)	2,747	2,598,396
SITE Centers Corp., 4.25%, 02/01/26 (Call 11/01/25)	1,196	1,127,773
Spirit Realty LP, 4.45%, 09/15/26 (Call 06/15/26)(a)	1,030	981,073
Tanger Properties LP, 3.13%, 09/01/26 (Call 06/01/26)	1,244	1,123,820
UDR Inc., 2.95%, 09/01/26 (Call 06/01/26)	835	771,056
Ventas Realty LP
3.25%, 10/15/26 (Call 07/15/26)	1,591	1,459,561
4.13%, 01/15/26 (Call 10/15/25)	1,688	1,613,756
Vornado Realty LP, 2.15%, 06/01/26 (Call 05/01/26)(a)	1,241	1,045,456
Welltower OP LLC, 4.25%, 04/01/26 (Call 01/01/26)	2,448	2,345,315
Weyerhaeuser Co., 4.75%, 05/15/26	2,530	2,462,940
WP Carey Inc., 4.25%, 10/01/26 (Call 07/01/26)	1,258	1,198,313

		91,923,794

Retail — 2.9%
AutoZone Inc.
3.13%, 04/21/26 (Call 01/21/26)	1,915	1,793,259
5.05%, 07/15/26	1,370	1,347,396

Security	Par (000)	Value

Retail (continued)
Home Depot Inc. (The)
2.13%, 09/15/26 (Call 06/15/26)	$4,038	$3,696,304
3.00%, 04/01/26 (Call 01/01/26)	4,134	3,908,920
Lowe’s Companies Inc.
2.50%, 04/15/26 (Call 01/15/26)	5,516	5,123,911
4.80%, 04/01/26 (Call 03/01/26)	3,220	3,152,463
McDonald’s Corp., 3.70%, 01/30/26 (Call 10/30/25)	6,391	6,145,065
O’Reilly Automotive Inc., 3.55%, 03/15/26 (Call 12/15/25)	1,822	1,730,231
Ross Stores Inc., 0.88%, 04/15/26 (Call 03/15/26)	1,957	1,733,209
Starbucks Corp.
2.45%, 06/15/26 (Call 03/15/26)	1,749	1,612,579
4.75%, 02/15/26 (Call 01/15/26)	2,780	2,730,505
Target Corp., 2.50%, 04/15/26	3,779	3,549,761
TJX Companies Inc. (The), 2.25%, 09/15/26 (Call 06/15/26)	4,084	3,750,212
Walgreens Boots Alliance Inc., 3.45%, 06/01/26 (Call 03/01/26)	2,916	2,656,639
Walmart Inc.
1.05%, 09/17/26 (Call 08/17/26)(a)	4,770	4,250,664
3.05%, 07/08/26 (Call 05/08/26)	2,770	2,622,865
4.00%, 04/15/26 (Call 03/15/26)(a)	2,620	2,549,567

		52,353,550

Semiconductors — 2.0%
Analog Devices Inc., 3.50%, 12/05/26 (Call 09/05/26)	3,118	2,947,798
Broadcom Inc., 3.46%, 09/15/26 (Call 07/15/26)(a)	2,951	2,766,850
Intel Corp.
2.60%, 05/19/26 (Call 02/19/26)	4,051	3,791,263
4.88%, 02/10/26	4,655	4,590,623
Lam Research Corp., 3.75%, 03/15/26 (Call 01/15/26)	2,696	2,586,916
Marvell Technology Inc., 1.65%, 04/15/26 (Call 03/15/26)	1,400	1,264,770
Micron Technology Inc., 4.98%, 02/06/26 (Call 12/06/25)	2,210	2,154,536
NVIDIA Corp., 3.20%, 09/16/26 (Call 06/16/26)(a)	4,290	4,048,443
NXP BV/NXP Funding LLC, 5.35%, 03/01/26 (Call 01/01/26)	1,785	1,756,110
NXP BV/NXP Funding LLC/NXP USA Inc., 3.88%, 06/18/26 (Call 04/18/26)	2,529	2,391,451
Skyworks Solutions Inc., 1.80%, 06/01/26 (Call 05/01/26)	1,758	1,569,478
Texas Instruments Inc., 1.13%, 09/15/26 (Call 08/15/26)	1,725	1,543,491
TSMC Arizona Corp., 1.75%, 10/25/26 (Call 09/25/26)	4,275	3,839,239

		35,250,968

Software — 3.3%
Activision Blizzard Inc., 3.40%, 09/15/26 (Call 06/15/26)	2,982	2,816,302
Broadridge Financial Solutions Inc., 3.40%, 06/27/26 (Call 03/27/26)	1,617	1,512,340
Concentrix Corp., 6.65%, 08/02/26 (Call 07/02/26)	2,675	2,657,480
Electronic Arts Inc., 4.80%, 03/01/26 (Call 12/01/25)(a)	1,405	1,378,524
Fidelity National Information Services Inc., 1.15%, 03/01/26 (Call 02/01/26)	4,426	3,962,427
Fiserv Inc., 3.20%, 07/01/26 (Call 05/01/26)	6,645	6,207,320
Intuit Inc., 5.25%, 09/15/26 (Call 08/15/26)	2,360	2,352,579

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2026 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
Microsoft Corp., 2.40%, 08/08/26 (Call 05/08/26)	$12,937	$12,025,706
Oracle Corp.
1.65%, 03/25/26 (Call 02/25/26)	9,583	8,688,052
2.65%, 07/15/26 (Call 04/15/26)	10,076	9,271,713
Roper Technologies Inc., 3.80%, 12/15/26 (Call 09/15/26)	2,281	2,155,137
Take-Two Interactive Software Inc., 5.00%, 03/28/26(a)	1,200	1,174,970
VMware Inc., 1.40%, 08/15/26 (Call 07/15/26)	5,130	4,518,035

		58,720,585

Telecommunications — 2.8%
AT&T Inc.
1.70%, 03/25/26 (Call 11/13/23)	9,720	8,823,097
2.95%, 07/15/26 (Call 04/15/26)	986	915,484
3.88%, 01/15/26 (Call 10/15/25)	1,421	1,362,915
5.54%, 02/20/26 (Call 02/20/24)	885	877,458
Cisco Systems Inc.
2.50%, 09/20/26 (Call 06/20/26)	5,335	4,953,296
2.95%, 02/28/26	3,306	3,137,265
Rogers Communications Inc., 2.90%, 11/15/26 (Call 08/15/26)	1,681	1,532,221
Sprint LLC, 7.63%, 03/01/26 (Call 11/01/25)	5,150	5,289,889
T-Mobile USA Inc.
1.50%, 02/15/26 (Call 01/15/26)	3,410	3,092,150
2.25%, 02/15/26 (Call 11/13/23)	5,510	5,071,832
2.63%, 04/15/26 (Call 11/13/23)	4,360	4,031,537
Verizon Communications Inc.
1.45%, 03/20/26 (Call 02/20/26)	6,625	5,990,892
2.63%, 08/15/26	6,595	6,067,887

		51,145,923

Toys, Games & Hobbies — 0.1%
Hasbro Inc., 3.55%, 11/19/26 (Call 09/19/26)	2,214	2,036,597

Transportation — 1.4%
Canadian National Railway Co., 2.75%, 03/01/26 (Call 12/01/25)	2,369	2,224,442
Canadian Pacific Railway Co., 1.75%, 12/02/26 (Call 11/02/26)(a)	3,665	3,260,651
CSX Corp., 2.60%, 11/01/26 (Call 08/01/26)(a)	2,506	2,295,397
FedEx Corp., 3.25%, 04/01/26 (Call 01/01/26)(a)	3,552	3,357,060
GXO Logistics Inc., 1.65%, 07/15/26 (Call 06/15/26)	1,638	1,441,538
JB Hunt Transport Services Inc., 3.88%, 03/01/26 (Call 01/01/26)	3,031	2,909,182
Norfolk Southern Corp., 2.90%, 06/15/26 (Call 03/15/26)(a)	2,345	2,189,837
Ryder System Inc.
1.75%, 09/01/26 (Call 08/01/26)	810	726,169
2.90%, 12/01/26 (Call 10/01/26)	1,533	1,396,587

Security	Par (000)	Value

Transportation (continued)
Union Pacific Corp.
2.75%, 03/01/26 (Call 12/01/25)	$2,405	$2,253,792
4.75%, 02/21/26 (Call 01/21/26)	1,220	1,201,730
United Parcel Service Inc., 2.40%, 11/15/26 (Call 08/15/26)	1,837	1,689,868

		24,946,253

Trucking & Leasing — 0.1%
GATX Corp., 3.25%, 09/15/26 (Call 06/15/26)(a)	1,360	1,261,231

Venture Capital — 0.0%
Hercules Capital Inc., 2.63%, 09/16/26 (Call 08/16/26)(a)	1,031	893,392

Total Long-Term Investments — 98.3% (Cost: $1,871,831,500)		1,774,796,772

	Shares

Short-Term Securities

Money Market Funds — 3.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(d)(e)(f)	53,318,651	53,339,978
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(d)(e)	14,737,000	14,737,000

Total Short-Term Securities — 3.8% (Cost: $68,043,925)		68,076,978

Total Investments — 102.1% (Cost: $1,939,875,425)		1,842,873,750

Liabilities in Excess of Other Assets — (2.1)%		(37,957,645)

Net Assets — 100.0%		$1,804,916,105

(a)	All or a portion of this security is on loan.
(b)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2026 Term Corporate ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$52,922,169	$385,920	(a)	$—	$1,433	$30,456	$53,339,978	53,318,651	$191,161	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,767,000	7,970,000	(a)	—	—	—	14,737,000	14,737,000	802,279		1

					$1,433	$30,456	$68,076,978		$993,440		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$1,774,796,772	$—	$1,774,796,772
Short-Term Securities
Money Market Funds	68,076,978	—	—	68,076,978

	$68,076,978	$1,774,796,772	$—	$1,842,873,750

See notes to financial statements.

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2027 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 2.3%
Boeing Co. (The)
2.70%, 02/01/27 (Call 12/01/26)	$3,466	$3,120,019
2.80%, 03/01/27 (Call 12/01/26)	1,351	1,213,365
5.04%, 05/01/27 (Call 03/01/27)	6,890	6,671,449
General Dynamics Corp.
2.63%, 11/15/27 (Call 08/15/27)	1,026	918,225
3.50%, 04/01/27 (Call 02/01/27)	3,682	3,452,648
Hexcel Corp., 4.20%, 02/15/27 (Call 11/15/26)	1,545	1,424,351
L3Harris Technologies Inc., 5.40%, 01/15/27	3,860	3,792,836
Lockheed Martin Corp., 5.10%, 11/15/27 (Call 10/15/27)	2,530	2,500,134
Northrop Grumman Corp., 3.20%, 02/01/27 (Call 11/01/26)(a)	3,024	2,800,497
RTX Corp.
3.13%, 05/04/27 (Call 02/04/27)	4,581	4,172,332
3.50%, 03/15/27 (Call 12/15/26)	4,765	4,406,052
7.20%, 08/15/27	413	430,181

		34,902,089

Agriculture — 1.2%
BAT Capital Corp.
3.56%, 08/15/27 (Call 05/15/27)	6,513	5,903,037
4.70%, 04/02/27 (Call 02/02/27)	3,939	3,749,068
Bunge Ltd. Finance Corp., 3.75%, 09/25/27 (Call 06/25/27)	2,082	1,925,813
Philip Morris International Inc.
3.13%, 08/17/27 (Call 05/17/27)	1,738	1,589,900
5.13%, 11/17/27 (Call 10/17/27)	5,505	5,362,914

		18,530,732

Airlines — 1.0%
American Airlines Pass Through Trust
Series 2015-1, Class A, 3.38%, 11/01/28(a)	1,035	912,552
Series 2015-2, Class AA, 3.60%, 03/22/29	245	220,264
Southwest Airlines Co.
3.45%, 11/16/27 (Call 08/16/27)(a)	995	897,967
5.13%, 06/15/27 (Call 04/15/27)	6,895	6,655,561
United Airlines Pass Through Trust, Series 2020-1, Class A, 5.88%, 04/15/29(a)	6,587	6,457,006

		15,143,350

Apparel — 0.4%
NIKE Inc., 2.75%, 03/27/27 (Call 01/27/27)	3,698	3,405,252
Tapestry Inc., 4.13%, 07/15/27 (Call 04/15/27)	1,369	1,240,286
VF Corp., 2.80%, 04/23/27 (Call 02/23/27)	1,968	1,731,144

		6,376,682

Auto Manufacturers — 2.7%
American Honda Finance Corp., 2.35%, 01/08/27	2,262	2,043,167
Ford Motor Credit Co. LLC, 7.35%, 11/04/27 (Call 10/04/27)	50	50,602
General Motors Co.
4.20%, 10/01/27 (Call 07/01/27)(a)	2,605	2,412,337
6.80%, 10/01/27 (Call 08/01/27)	3,419	3,470,128
General Motors Financial Co. Inc.
2.35%, 02/26/27 (Call 01/26/27)	3,400	2,988,516
2.70%, 08/20/27 (Call 06/20/27)	3,161	2,759,059
4.35%, 01/17/27 (Call 10/17/26)	3,857	3,621,073
5.00%, 04/09/27 (Call 03/09/27)	4,520	4,318,750
Honda Motor Co. Ltd., 2.53%, 03/10/27 (Call 02/10/27)	3,320	3,001,545
PACCAR Financial Corp., 2.00%, 02/04/27	765	684,297

Security	Par (000)	Value

Auto Manufacturers (continued)
Toyota Motor Credit Corp.
1.15%, 08/13/27(a)	$1,972	$1,682,758
1.90%, 01/13/27	2,190	1,953,949
3.05%, 03/22/27(a)	4,390	4,047,825
3.20%, 01/11/27	1,998	1,860,634
4.55%, 09/20/27	3,215	3,105,872
5.45%, 11/10/27(a)	2,010	2,004,100

		40,004,612

Auto Parts & Equipment — 0.4%
BorgWarner Inc., 2.65%, 07/01/27 (Call 05/01/27)(a)	4,107	3,652,111
Lear Corp., 3.80%, 09/15/27 (Call 06/15/27)	1,823	1,668,215

		5,320,326

Banks — 14.8%
Banco Santander SA
4.25%, 04/11/27	3,510	3,257,404
5.29%, 08/18/27	5,942	5,671,942
Bank of America Corp.
3.25%, 10/21/27 (Call 10/21/26)(a)	9,055	8,184,288
Series L, 4.18%, 11/25/27 (Call 11/25/26)	7,159	6,587,594
Bank of Montreal
2.65%, 03/08/27	4,743	4,242,476
Series H, 4.70%, 09/14/27 (Call 08/14/27)(a)	3,740	3,558,772
Bank of New York Mellon Corp. (The)
2.05%, 01/26/27 (Call 12/26/26)	3,140	2,783,651
3.25%, 05/16/27 (Call 02/16/27)	3,141	2,873,916
Bank of Nova Scotia (The)
1.95%, 02/02/27	2,980	2,627,749
2.95%, 03/11/27	2,755	2,499,895
Canadian Imperial Bank of Commerce, 3.45%, 04/07/27 (Call 03/07/27)	4,045	3,697,873
Citigroup Inc., 4.45%, 09/29/27	13,729	12,684,411
Credit Suisse AG/New York NY, 5.00%, 07/09/27(a)	4,495	4,289,240
Deutsche Bank AG/New York NY, 5.37%, 09/09/27(a)	1,200	1,161,215
Fifth Third Bancorp., 2.55%, 05/05/27 (Call 04/05/27)	2,344	2,021,067
Fifth Third Bank NA, 2.25%, 02/01/27 (Call 01/01/27)(a)	1,984	1,728,225
Goldman Sachs Group Inc. (The)
3.85%, 01/26/27 (Call 01/26/26)	11,014	10,258,199
5.95%, 01/15/27	3,126	3,083,217
ING Groep NV, 3.95%, 03/29/27	5,573	5,158,076
JPMorgan Chase & Co.
3.63%, 12/01/27 (Call 12/01/26)	4,176	3,811,797
4.25%, 10/01/27	5,438	5,126,623
8.00%, 04/29/27(a)	2,685	2,851,618
KeyBank NA/Cleveland OH
4.39%, 12/14/27	530	463,514
5.85%, 11/15/27 (Call 10/16/27)	2,905	2,685,551
KeyCorp, 2.25%, 04/06/27	3,196	2,649,668
Lloyds Banking Group PLC, 3.75%, 01/11/27	4,803	4,416,278
Manufacturers & Traders Trust Co., 3.40%, 08/17/27	1,430	1,209,722
Mitsubishi UFJ Financial Group Inc.
3.29%, 07/25/27(a)	2,945	2,683,351
3.68%, 02/22/27(a)	3,251	3,029,285
Mizuho Financial Group Inc.
3.17%, 09/11/27(a)	3,186	2,859,480
3.66%, 02/28/27	2,055	1,901,123

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2027 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Morgan Stanley
3.63%, 01/20/27	$10,873	$10,099,726
3.95%, 04/23/27	7,280	6,700,328
National Australia Bank Ltd./New York, 3.91%, 06/09/27	3,465	3,252,939
Northern Trust Corp., 4.00%, 05/10/27 (Call 04/10/27)	4,177	3,923,694
PNC Bank NA, 3.10%, 10/25/27 (Call 09/25/27)	3,705	3,299,580
PNC Financial Services Group Inc. (The), 3.15%, 05/19/27 (Call 04/19/27)(a)	2,844	2,569,812
Royal Bank of Canada
2.05%, 01/21/27	977	864,909
3.63%, 05/04/27	4,231	3,915,423
4.24%, 08/03/27	4,592	4,311,921
6.00%, 11/01/27(a)	5,350	5,349,200
Santander Holdings USA Inc., 4.40%, 07/13/27 (Call 04/14/27)	4,042	3,711,744
Sumitomo Mitsui Financial Group Inc.
2.17%, 01/14/27	2,345	2,076,448
3.35%, 10/18/27(a)	3,174	2,861,759
3.36%, 07/12/27	5,331	4,847,147
3.45%, 01/11/27	3,517	3,247,780
Synchrony Bank, 5.63%, 08/23/27 (Call 07/23/27)	2,185	2,000,293
Toronto-Dominion Bank (The)
1.95%, 01/12/27(a)	2,790	2,463,530
2.80%, 03/10/27	4,070	3,670,724
4.11%, 06/08/27	5,380	5,041,308
4.69%, 09/15/27	4,299	4,093,233
Truist Financial Corp., 1.13%, 08/03/27 (Call 06/03/27)	2,525	2,081,381
U.S. Bancorp., Series X, 3.15%, 04/27/27 (Call 03/27/27)	4,498	4,057,962
Wells Fargo & Co., 4.30%, 07/22/27	9,155	8,538,303
Westpac Banking Corp.
3.35%, 03/08/27(a)	4,672	4,333,762
4.04%, 08/26/27(a)	2,015	1,913,607
5.46%, 11/18/27	3,830	3,799,013

		223,082,746

Beverages — 1.5%
Coca-Cola Co. (The)
1.45%, 06/01/27(a)	4,978	4,372,628
2.90%, 05/25/27(a)	1,676	1,545,445
3.38%, 03/25/27(a)	3,224	3,043,361
Constellation Brands Inc.
3.50%, 05/09/27 (Call 02/09/27)	2,000	1,850,792
4.35%, 05/09/27 (Call 04/09/27)	1,765	1,682,567
Diageo Capital PLC, 5.30%, 10/24/27 (Call 09/24/27)	1,375	1,363,458
Keurig Dr Pepper Inc., 3.43%, 06/15/27 (Call 03/15/27)(a)	1,360	1,256,170
PepsiCo Inc.
2.63%, 03/19/27 (Call 01/19/27)	2,377	2,179,391
3.00%, 10/15/27 (Call 07/15/27)	4,880	4,499,056

		21,792,868

Biotechnology — 1.4%
Amgen Inc.
2.20%, 02/21/27 (Call 12/21/26)	6,446	5,776,620
3.20%, 11/02/27 (Call 08/02/27)	3,716	3,391,130
Bio-Rad Laboratories Inc., 3.30%, 03/15/27 (Call 02/15/27)(a)	1,559	1,422,337

Security	Par (000)	Value

Biotechnology (continued)
Gilead Sciences Inc.
1.20%, 10/01/27 (Call 08/01/27)	$2,342	$1,978,760
2.95%, 03/01/27 (Call 12/01/26)	5,258	4,818,402
Illumina Inc., 5.75%, 12/13/27 (Call 11/13/27)	1,206	1,177,253
Royalty Pharma PLC, 1.75%, 09/02/27 (Call 07/02/27)	3,603	3,065,933

		21,630,435

Building Materials — 0.6%
Carrier Global Corp., 2.49%, 02/15/27 (Call 12/15/26)	2,904	2,599,138
Lennox International Inc., 1.70%, 08/01/27 (Call 06/01/27)	1,245	1,066,727
Martin Marietta Materials Inc.
3.45%, 06/01/27 (Call 03/01/27)	1,060	976,434
3.50%, 12/15/27 (Call 09/15/27)(a)	1,620	1,478,765
Masco Corp., 3.50%, 11/15/27 (Call 08/15/27)	1,066	963,430
Vulcan Materials Co., 3.90%, 04/01/27 (Call 01/01/27)(a)	1,921	1,791,055

		8,875,549

Chemicals — 1.6%
Air Products and Chemicals Inc., 1.85%, 05/15/27 (Call 03/15/27)	2,651	2,342,050
Albemarle Corp., 4.65%, 06/01/27 (Call 05/01/27)	2,515	2,374,451
Celanese U.S. Holdings LLC, 6.17%, 07/15/27 (Call 06/15/27)	7,209	7,035,690
Ecolab Inc.
1.65%, 02/01/27 (Call 01/01/27)	2,251	1,987,889
3.25%, 12/01/27 (Call 09/01/27)	1,889	1,738,360
LYB International Finance II BV, 3.50%, 03/02/27 (Call 12/02/26)	1,125	1,039,617
Mosaic Co. (The), 4.05%, 11/15/27 (Call 08/15/27)(a)	911	850,320
RPM International Inc., 3.75%, 03/15/27 (Call 12/15/26)	1,896	1,762,461
Sherwin-Williams Co. (The), 3.45%, 06/01/27 (Call 03/01/27)(a)	5,976	5,528,188

		24,659,026

Commercial Services — 1.1%
Cintas Corp. No. 2, 3.70%, 04/01/27 (Call 01/01/27)(a)	2,643	2,489,537
Equifax Inc., 5.10%, 12/15/27 (Call 11/15/27)	2,147	2,068,605
Global Payments Inc.
2.15%, 01/15/27 (Call 12/15/26)	3,731	3,278,709
4.95%, 08/15/27 (Call 07/15/27)	1,210	1,148,774
Leland Stanford Junior University (The), 1.29%, 06/01/27 (Call 04/01/27)(a)	445	387,311
PayPal Holdings Inc., 3.90%, 06/01/27 (Call 05/01/27)	2,010	1,908,146
S&P Global Inc.
2.45%, 03/01/27 (Call 02/01/27)	4,020	3,636,992
2.95%, 01/22/27 (Call 10/22/26)	2,083	1,920,073

		16,838,147

Computers — 2.7%
Apple Inc.
2.90%, 09/12/27 (Call 06/12/27)	6,019	5,536,704
3.00%, 06/20/27 (Call 03/20/27)	2,094	1,942,612
3.00%, 11/13/27 (Call 08/13/27)	5,519	5,075,261
3.20%, 05/11/27 (Call 02/11/27)	4,724	4,414,073
3.35%, 02/09/27 (Call 11/09/26)	6,673	6,291,638

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2027 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
Dell International LLC/EMC Corp., 6.10%, 07/15/27 (Call 05/15/27)	$1,785	$1,788,923
HP Inc., 3.00%, 06/17/27 (Call 04/17/27)(a)	3,778	3,404,614
International Business Machines Corp.
1.70%, 05/15/27 (Call 03/15/27)	4,284	3,738,205
2.20%, 02/09/27 (Call 01/09/27)	2,440	2,187,168
3.30%, 01/27/27	1,928	1,793,524
4.15%, 07/27/27 (Call 06/27/27)	2,700	2,559,161
6.22%, 08/01/27(a)	1,030	1,056,626
NetApp Inc., 2.38%, 06/22/27 (Call 04/22/27)	1,583	1,406,052

		41,194,561

Cosmetics & Personal Care — 1.2%
Colgate-Palmolive Co., 3.10%, 08/15/27 (Call 07/15/27)	780	724,285
Estee Lauder Companies Inc. (The), 3.15%, 03/15/27 (Call 12/15/26)	1,471	1,362,759
GSK Consumer Healthcare Capital U.S. LLC, 3.38%, 03/24/27 (Call 02/24/27)	5,910	5,450,791
Procter & Gamble Co. (The)
1.90%, 02/01/27	2,736	2,468,406
2.80%, 03/25/27	2,255	2,082,523
2.85%, 08/11/27(a)	2,584	2,374,957
Unilever Capital Corp., 2.90%, 05/05/27 (Call 02/05/27)	3,695	3,395,840

		17,859,561

Diversified Financial Services — 6.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.65%, 07/21/27 (Call 04/21/27)	3,637	3,268,215
4.63%, 10/15/27 (Call 08/15/27)	2,235	2,073,333
6.10%, 01/15/27 (Call 12/15/26)	3,130	3,081,111
Air Lease Corp.
2.20%, 01/15/27 (Call 12/15/26)	3,040	2,664,125
3.63%, 04/01/27 (Call 01/01/27)(a)	2,048	1,866,928
3.63%, 12/01/27 (Call 09/01/27)(a)	2,230	1,995,217
5.85%, 12/15/27 (Call 11/15/27)	1,640	1,600,284
Ally Financial Inc.
4.75%, 06/09/27 (Call 05/09/27)(a)	2,895	2,621,132
7.10%, 11/15/27 (Call 10/15/27)(a)	2,280	2,238,737
American Express Co.
2.55%, 03/04/27 (Call 02/01/27)	5,980	5,352,232
3.30%, 05/03/27 (Call 04/03/27)	5,608	5,128,492
5.85%, 11/05/27 (Call 10/05/27)(a)	5,095	5,099,305
American Express Credit Corp., 3.30%, 05/03/27 (Call 04/03/27)	835	764,347
Andrew W Mellon Foundation (The), Series 2020, 0.95%, 08/01/27 (Call 06/01/27)(a)	335	284,569
Capital One Financial Corp.
3.65%, 05/11/27 (Call 04/11/27)	3,722	3,356,473
3.75%, 03/09/27 (Call 02/09/27)	4,899	4,425,862
Cboe Global Markets Inc., 3.65%, 01/12/27 (Call 10/12/26)	2,788	2,626,455
Charles Schwab Corp. (The)
2.45%, 03/03/27 (Call 02/03/27)(a)	5,610	4,945,509
3.20%, 03/02/27 (Call 12/02/26)(a)	2,318	2,096,812
3.30%, 04/01/27 (Call 01/01/27)	2,266	2,057,263
Discover Financial Services, 4.10%, 02/09/27 (Call 11/09/26)	3,649	3,273,964
Eaton Vance Corp., 3.50%, 04/06/27 (Call 01/06/27)	1,134	1,048,025

Security	Par (000)	Value

Diversified Financial Services (continued)
Intercontinental Exchange Inc.
3.10%, 09/15/27 (Call 06/15/27)(a)	$1,806	$1,643,633
4.00%, 09/15/27 (Call 08/15/27)	5,270	4,927,647
Jefferies Financial Group Inc.
4.85%, 01/15/27	2,742	2,603,226
6.45%, 06/08/27	1,171	1,162,611
Lazard Group LLC, 3.63%, 03/01/27 (Call 12/01/26)	1,010	911,902
Mastercard Inc., 3.30%, 03/26/27 (Call 01/26/27)	3,864	3,607,560
Nomura Holdings Inc.
2.33%, 01/22/27	4,856	4,254,228
5.39%, 07/06/27(a)	1,720	1,652,405
ORIX Corp.
3.70%, 07/18/27	909	842,501
5.00%, 09/13/27(a)	1,444	1,402,049
Radian Group Inc., 4.88%, 03/15/27 (Call 09/15/26)	1,690	1,572,707
Synchrony Financial, 3.95%, 12/01/27 (Call 09/01/27)(a)	3,441	2,949,484
Visa Inc.
0.75%, 08/15/27 (Call 06/15/27)	1,872	1,588,599
1.90%, 04/15/27 (Call 02/15/27)(a)	5,349	4,764,445
2.75%, 09/15/27 (Call 06/15/27)(a)	2,809	2,551,876

		98,303,263

Electric — 5.9%
Alabama Power Co., 3.75%, 09/01/27 (Call 08/01/27)(a)	1,750	1,643,100
Ameren Corp., 1.95%, 03/15/27 (Call 02/15/27)	2,060	1,821,828
American Electric Power Co. Inc.
3.20%, 11/13/27 (Call 08/13/27)	1,746	1,578,947
5.75%, 11/01/27 (Call 10/01/27)	1,888	1,875,305
Appalachian Power Co., Series X, 3.30%, 06/01/27 (Call 03/01/27)	1,147	1,047,960
Arizona Public Service Co., 2.95%, 09/15/27 (Call 06/15/27)(a)	479	434,177
Black Hills Corp., 3.15%, 01/15/27 (Call 07/15/26)	1,682	1,532,926
CenterPoint Energy Houston Electric LLC, Series AA, 3.00%, 02/01/27 (Call 11/01/26)(a)	1,414	1,303,361
CMS Energy Corp., 3.45%, 08/15/27 (Call 05/15/27)	1,232	1,128,063
Commonwealth Edison Co., Series 122, 2.95%, 08/15/27 (Call 05/15/27)	1,101	998,012
Connecticut Light & Power Co. (The), Series A, 3.20%, 03/15/27 (Call 12/15/26)	1,581	1,459,285
Consolidated Edison Co. of New York Inc., Series B, 3.13%, 11/15/27 (Call 08/15/27)(a)	1,157	1,055,688
Dominion Energy Inc., Series B, 3.60%, 03/15/27 (Call 01/15/27)(a)	1,318	1,222,193
Duke Energy Corp.
3.15%, 08/15/27 (Call 05/15/27)	2,749	2,488,318
5.00%, 12/08/27 (Call 11/08/27)	1,620	1,564,212
Duke Energy Florida LLC, 3.20%, 01/15/27 (Call 10/15/26)	2,190	2,037,813
Edison International, 5.75%, 06/15/27 (Call 04/15/27)	2,478	2,436,466
Entergy Louisiana LLC, 3.12%, 09/01/27 (Call 06/01/27)	1,552	1,409,894
Evergy Kansas Central Inc., 3.10%, 04/01/27 (Call 01/01/27)	985	906,973
Eversource Energy
2.90%, 03/01/27 (Call 02/01/27)	2,675	2,426,144
4.60%, 07/01/27 (Call 06/01/27)	2,350	2,237,783
Exelon Corp., 2.75%, 03/15/27 (Call 02/15/27)	2,320	2,097,144

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2027 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Georgia Power Co., 3.25%, 03/30/27 (Call 12/30/26)	$1,486	$1,363,512
Gulf Power Co., Series A, 3.30%, 05/30/27 (Call 02/28/27)(a)	917	843,889
ITC Holdings Corp., 3.35%, 11/15/27 (Call 08/15/27)	1,745	1,583,211
MidAmerican Energy Co., 3.10%, 05/01/27 (Call 02/01/27)	1,624	1,489,849
National Rural Utilities Cooperative Finance Corp., 3.05%, 04/25/27 (Call 01/25/27)(a)	1,240	1,137,855
NextEra Energy Capital Holdings Inc.
1.88%, 01/15/27 (Call 12/15/26)	3,515	3,089,333
3.55%, 05/01/27 (Call 02/01/27)	5,013	4,611,951
4.63%, 07/15/27 (Call 06/15/27)(a)	4,355	4,149,987
NSTAR Electric Co., 3.20%, 05/15/27 (Call 02/15/27)	1,545	1,424,523
Pacific Gas and Electric Co.
2.10%, 08/01/27 (Call 06/01/27)(a)	3,468	2,936,105
3.30%, 03/15/27 (Call 12/15/26)	1,290	1,155,910
3.30%, 12/01/27 (Call 09/01/27)	4,002	3,486,747
5.45%, 06/15/27 (Call 05/15/27)	1,920	1,833,695
Public Service Electric & Gas Co., 3.00%, 05/15/27 (Call 02/15/27)	1,348	1,237,884
Public Service Enterprise Group Inc., 5.85%, 11/15/27 (Call 10/15/27)(a)	2,435	2,423,249
Sempra Energy, 3.25%, 06/15/27 (Call 03/15/27)	2,888	2,618,871
Southern California Edison Co.
5.85%, 11/01/27 (Call 10/01/27)	1,775	1,774,622
Series D, 4.70%, 06/01/27 (Call 05/01/27)	2,625	2,521,589
Southern Co. (The), 5.11%, 08/01/27	2,940	2,835,937
Union Electric Co., 2.95%, 06/15/27 (Call 03/15/27)	1,704	1,555,247
Virginia Electric & Power Co.
Series A, 3.50%, 03/15/27 (Call 12/15/26)	2,889	2,684,998
Series B, 3.75%, 05/15/27 (Call 04/15/27)	2,415	2,263,941
WEC Energy Group Inc.
1.38%, 10/15/27 (Call 08/15/27)	1,816	1,531,044
5.15%, 10/01/27 (Call 09/01/27)	1,520	1,482,080
Wisconsin Power and Light Co., 3.05%, 10/15/27 (Call 07/15/27)	947	861,729
Xcel Energy Inc., 1.75%, 03/15/27 (Call 02/15/27)	2,071	1,805,929

		89,409,279

Electrical Components & Equipment — 0.1%
Emerson Electric Co., 1.80%, 10/15/27 (Call 08/15/27)	1,903	1,660,756

Electronics — 0.8%
Allegion U.S. Holding Co. Inc., 3.55%, 10/01/27 (Call 07/01/27)	1,394	1,254,468
Honeywell International Inc., 1.10%, 03/01/27 (Call 02/01/27)	4,309	3,760,962
Hubbell Inc., 3.15%, 08/15/27 (Call 05/15/27)	1,035	942,833
Jabil Inc., 4.25%, 05/15/27 (Call 04/15/27)	1,920	1,801,035
Keysight Technologies Inc., 4.60%, 04/06/27 (Call 01/06/27)	2,663	2,538,978
Tyco Electronics Group SA, 3.13%, 08/15/27 (Call 05/15/27)	1,552	1,422,553

		11,720,829

Entertainment — 0.8%
Warnermedia Holdings Inc., 3.76%, 03/15/27 (Call 02/15/27)(a)	12,808	11,792,608

Security	Par (000)	Value

Environmental Control — 0.3%
Republic Services Inc., 3.38%, 11/15/27 (Call 08/15/27)	$2,360	$2,171,102
Waste Management Inc., 3.15%, 11/15/27 (Call 08/15/27)(a)	2,755	2,521,082

		4,692,184

Food — 2.1%
Conagra Brands Inc., 1.38%, 11/01/27 (Call 09/01/27)	3,994	3,321,956
General Mills Inc., 3.20%, 02/10/27 (Call 11/10/26)	3,108	2,868,939
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc., 2.50%, 01/15/27 (Call 12/15/26)	2,495	2,189,289
JM Smucker Co. (The), 3.38%, 12/15/27 (Call 09/15/27)	1,860	1,697,297
Kellogg Co., 3.40%, 11/15/27 (Call 08/15/27)(a)	2,204	2,001,153
Kraft Heinz Foods Co., 3.88%, 05/15/27 (Call 02/15/27)	4,985	4,673,275
Kroger Co. (The), 3.70%, 08/01/27 (Call 05/01/27)	2,577	2,386,313
McCormick & Co. Inc./MD, 3.40%, 08/15/27 (Call 05/15/27)	2,940	2,691,291
Mondelez International Inc., 2.63%, 03/17/27 (Call 02/17/27)	3,549	3,211,655
Sysco Corp., 3.25%, 07/15/27 (Call 04/15/27)	2,889	2,630,561
Tyson Foods Inc., 3.55%, 06/02/27 (Call 03/02/27)	4,810	4,430,014

		32,101,743

Forest Products & Paper — 0.2%
Celulosa Arauco y Constitucion SA, 3.88%, 11/02/27 (Call 08/02/27)	1,561	1,397,513
Suzano International Finance BV, 5.50%, 01/17/27	1,438	1,398,584

		2,796,097

Gas — 0.6%
Atmos Energy Corp., 3.00%, 06/15/27 (Call 03/15/27)	1,384	1,270,073
National Fuel Gas Co., 3.95%, 09/15/27 (Call 06/15/27)(a)	530	481,280
NiSource Inc., 3.49%, 05/15/27 (Call 02/15/27)	3,541	3,257,538
Southern California Gas Co., 2.95%, 04/15/27 (Call 03/15/27)	2,830	2,580,390
Southwest Gas Corp., 5.80%, 12/01/27 (Call 11/01/27)(a)	1,005	997,977

		8,587,258

Hand & Machine Tools — 0.0%
Snap-on Inc., 3.25%, 03/01/27 (Call 12/01/26)	491	455,812

Health Care - Products — 1.1%
Baxter International Inc., 1.92%, 02/01/27 (Call 01/01/27)	5,411	4,741,805
GE HealthCare Technologies Inc., 5.65%, 11/15/27 (Call 10/15/27)	6,150	6,087,841
HCA Inc., 3.13%, 03/15/27 (Call 02/15/27)	3,717	3,353,134
Thermo Fisher Scientific Inc., 4.80%, 11/21/27 (Call 10/21/27)	1,925	1,884,897

		16,067,677

Health Care - Services — 2.5%
Centene Corp., 4.25%, 12/15/27 (Call 11/16/23)	7,811	7,189,010
CommonSpirit Health, 6.07%, 11/01/27 (Call 08/01/27)	1,000	996,977
Elevance Health Inc., 3.65%, 12/01/27 (Call 09/01/27)	6,134	5,649,961
HCA Inc., 4.50%, 02/15/27 (Call 08/15/26)	4,418	4,176,104

62	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2027 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
Humana Inc.
1.35%, 02/03/27 (Call 01/03/27)	$3,154	$2,733,637
3.95%, 03/15/27 (Call 12/15/26)	2,419	2,280,052
Kaiser Foundation Hospitals, 3.15%, 05/01/27 (Call 02/01/27)	2,236	2,072,396
Laboratory Corp. of America Holdings, 3.60%, 09/01/27 (Call 06/01/27)	1,836	1,707,668
SSM Health Care Corp., Series A, 3.82%, 06/01/27 (Call 03/01/27)(a)	1,217	1,139,389
UnitedHealth Group Inc.
3.70%, 05/15/27 (Call 04/15/27)(a)	2,140	2,016,306
2.95%, 10/15/27	3,540	3,220,603
3.38%, 04/15/27	2,136	1,995,688
3.45%, 01/15/27	2,437	2,290,774

		37,468,565

Holding Companies - Diversified — 1.4%
Ares Capital Corp.
2.88%, 06/15/27 (Call 05/15/27)	1,600	1,385,449
7.00%, 01/15/27(a)	1,705	1,698,985
Blackstone Private Credit Fund, 3.25%, 03/15/27 (Call 02/15/27)	3,465	2,986,159
Blackstone Secured Lending Fund, 2.13%, 02/15/27 (Call 01/15/27)(a)	1,945	1,640,968
Blue Owl Capital Corp., 2.63%, 01/15/27 (Call 12/15/26)	1,740	1,485,195
Blue Owl Credit Income Corp.
4.70%, 02/08/27 (Call 01/08/27)	1,478	1,335,243
7.75%, 09/16/27 (Call 08/16/27)	2,055	2,021,617
Blue Owl Technology Finance Corp., 2.50%, 01/15/27 (Call 12/15/26)(a)	1,055	876,805
FS KKR Capital Corp.
2.63%, 01/15/27 (Call 12/15/26)	1,905	1,622,436
3.25%, 07/15/27 (Call 06/15/27)(a)	1,260	1,079,762
Golub Capital BDC Inc., 2.05%, 02/15/27 (Call 01/15/27)	1,230	1,035,121
Morgan Stanley Direct Lending Fund, 4.50%, 02/11/27 (Call 01/11/27)(a)	1,041	954,032
Oaktree Specialty Lending Corp., 2.70%, 01/15/27 (Call 12/15/26)	1,310	1,119,649
Owl Rock Capital Corp. III, 3.13%, 04/13/27 (Call 03/13/27)(a)	1,200	1,022,707

		20,264,128

Home Builders — 0.6%
DR Horton Inc., 1.40%, 10/15/27 (Call 08/15/27)	1,369	1,153,302
Lennar Corp.
4.75%, 11/29/27 (Call 05/29/27)	3,516	3,345,655
5.00%, 06/15/27 (Call 12/15/26)	1,496	1,443,525
PulteGroup Inc., 5.00%, 01/15/27 (Call 10/15/26)	2,011	1,954,943
Toll Brothers Finance Corp., 4.88%, 03/15/27 (Call 12/15/26)	1,778	1,693,427

		9,590,852

Home Furnishings — 0.1%
Leggett & Platt Inc., 3.50%, 11/15/27 (Call 08/15/27)(a)	1,932	1,735,635

Household Products & Wares — 0.4%
Church & Dwight Co. Inc., 3.15%, 08/01/27 (Call 05/01/27)	1,920	1,763,786
Clorox Co. (The), 3.10%, 10/01/27 (Call 07/01/27)(a)	2,084	1,886,500

Security	Par (000)	Value

Household Products & Wares (continued)
Kimberly-Clark Corp., 1.05%, 09/15/27 (Call 07/15/27)	$2,200	$1,869,796

		5,520,082

Insurance — 1.9%
American Equity Investment Life Holding Co., 5.00%, 06/15/27 (Call 03/15/27)	1,768	1,638,065
Aon Corp., 8.21%, 01/01/27(a)	1,165	1,222,174
Aon Global Ltd., 2.85%, 05/28/27 (Call 04/28/27)	2,795	2,526,826
AXIS Specialty Finance PLC, 4.00%, 12/06/27 (Call 09/06/27)	1,388	1,274,136
Berkshire Hathaway Finance Corp., 2.30%, 03/15/27 (Call 02/15/27)(a)	1,325	1,207,875
Brighthouse Financial Inc., 3.70%, 06/22/27 (Call 03/22/27)	1,875	1,692,471
CNA Financial Corp., 3.45%, 08/15/27 (Call 05/15/27)	1,820	1,666,027
Corebridge Financial Inc., 3.65%, 04/05/27 (Call 03/05/27)	4,345	3,977,825
Jackson Financial Inc., 5.17%, 06/08/27 (Call 05/08/27)(a)	1,345	1,282,407
Manulife Financial Corp., 2.48%, 05/19/27 (Call 03/19/27)	2,498	2,229,776
Markel Group Inc., 3.50%, 11/01/27 (Call 08/01/27)	1,569	1,433,133
Mercury General Corp., 4.40%, 03/15/27 (Call 12/15/26)	1,261	1,159,118
Progressive Corp. (The)
2.45%, 01/15/27(a)	1,646	1,491,577
2.50%, 03/15/27 (Call 02/15/27)(a)	2,729	2,464,500
RenaissanceRe Finance Inc., 3.45%, 07/01/27 (Call 04/01/27)	966	875,787
Willis North America Inc., 4.65%, 06/15/27 (Call 05/15/27)	2,985	2,840,639

		28,982,336

Internet — 3.7%
Alibaba Group Holding Ltd., 3.40%, 12/06/27 (Call 09/06/27)	7,946	7,260,180
Alphabet Inc., 0.80%, 08/15/27 (Call 06/15/27)(a)	4,600	3,938,192
Amazon.com Inc.
1.20%, 06/03/27 (Call 04/03/27)	4,554	3,946,452
3.15%, 08/22/27 (Call 05/22/27)(a)	11,077	10,249,243
3.30%, 04/13/27 (Call 03/13/27)	5,165	4,839,313
4.55%, 12/01/27 (Call 11/01/27)	6,340	6,168,256
Baidu Inc.
1.63%, 02/23/27 (Call 01/23/27)	130	113,455
3.63%, 07/06/27	1,255	1,160,185
eBay Inc.
3.60%, 06/05/27 (Call 03/05/27)	3,314	3,060,891
5.95%, 11/22/27 (Call 10/22/27)(a)	1,265	1,265,633
Expedia Group Inc., 4.63%, 08/01/27 (Call 05/01/27)	3,167	2,997,176
Meta Platforms Inc., 3.50%, 08/15/27 (Call 07/15/27)	8,295	7,801,084
VeriSign Inc., 4.75%, 07/15/27 (Call 12/01/23)	2,226	2,119,304

		54,919,364

Iron & Steel — 0.5%
ArcelorMittal SA, 6.55%, 11/29/27 (Call 10/29/27)	4,580	4,599,695
Nucor Corp., 4.30%, 05/23/27 (Call 04/23/27)	2,070	1,975,170
Steel Dynamics Inc., 1.65%, 10/15/27 (Call 08/15/27)	1,261	1,066,399

		7,641,264

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2027 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Lodging — 0.5%
Hyatt Hotels Corp., 5.75%, 01/30/27 (Call 12/30/26)	$2,335	$2,307,933
Marriott International Inc./MD, 5.00%, 10/15/27 (Call 09/15/27)(a)	3,465	3,345,981
Sands China Ltd., 2.55%, 03/08/27 (Call 02/08/27)(a)	2,035	1,735,017

		7,388,931

Machinery — 1.1%
Caterpillar Financial Services Corp.
1.10%, 09/14/27	2,642	2,250,450
1.70%, 01/08/27(a)	815	728,144
3.60%, 08/12/27	1,945	1,822,752
CNH Industrial NV, 3.85%, 11/15/27 (Call 08/15/27)	1,844	1,699,430
John Deere Capital Corp.
1.70%, 01/11/27(a)	1,926	1,711,934
1.75%, 03/09/27	1,892	1,675,399
2.35%, 03/08/27(a)	1,955	1,766,300
2.80%, 09/08/27	1,259	1,143,578
4.15%, 09/15/27	1,610	1,540,111
Otis Worldwide Corp., 2.29%, 04/05/27 (Call 02/05/27)	1,721	1,533,420

		15,871,518

Manufacturing — 0.9%
3M Co., 2.88%, 10/15/27 (Call 07/15/27)(a)	3,269	2,943,729
Carlisle Companies Inc., 3.75%, 12/01/27 (Call 09/01/27)	1,860	1,705,472
Eaton Corp., 3.10%, 09/15/27 (Call 06/15/27)	2,401	2,202,531
Parker-Hannifin Corp.
3.25%, 03/01/27 (Call 12/01/26)(a)	2,071	1,916,946
4.25%, 09/15/27 (Call 08/15/27)	3,724	3,529,617
Textron Inc., 3.65%, 03/15/27 (Call 12/15/26)	1,476	1,373,467

		13,671,762

Media — 1.5%
Comcast Corp.
2.35%, 01/15/27 (Call 10/15/26)	4,956	4,476,972
3.30%, 02/01/27 (Call 11/01/26)	4,448	4,137,451
3.30%, 04/01/27 (Call 02/01/27)	2,964	2,744,792
5.35%, 11/15/27 (Call 10/15/27)	1,240	1,229,780
FactSet Research Systems Inc., 2.90%, 03/01/27 (Call 02/01/27)	2,175	1,965,611
Paramount Global, 2.90%, 01/15/27 (Call 10/15/26)	2,675	2,348,796
TWDC Enterprises 18 Corp., 2.95%, 06/15/27(a)	3,316	3,060,406
Walt Disney Co. (The), 3.70%, 03/23/27(a)	2,491	2,359,653

		22,323,461

Mining — 0.3%
Freeport-McMoRan Inc., 5.00%, 09/01/27 (Call 12/01/23)	2,115	2,003,453
Kinross Gold Corp., 4.50%, 07/15/27 (Call 04/15/27)	2,079	1,960,346

		3,963,799

Oil & Gas — 3.1%
BP Capital Markets America Inc.
3.02%, 01/16/27 (Call 10/16/26)	3,506	3,237,611
3.54%, 04/06/27 (Call 02/06/27)	1,841	1,725,011
3.59%, 04/14/27 (Call 01/14/27)	2,450	2,297,231
BP Capital Markets PLC, 3.28%, 09/19/27 (Call 06/19/27)	4,817	4,443,563
Canadian Natural Resources Ltd., 3.85%, 06/01/27 (Call 03/01/27)(a)	4,808	4,459,404
Cenovus Energy Inc., 4.25%, 04/15/27 (Call 01/15/27)(a)	1,210	1,141,014

Security	Par (000)	Value

Oil & Gas (continued)
Chevron Corp., 2.00%, 05/11/27 (Call 03/11/27)	$3,330	$2,978,700
Chevron USA Inc., 1.02%, 08/12/27 (Call 06/12/27)	2,846	2,438,621
Coterra Energy Inc., 3.90%, 05/15/27 (Call 02/15/27)	2,214	2,063,922
Devon Energy Corp., 5.25%, 10/15/27 (Call 11/13/23)	1,440	1,392,497
Eni USA Inc., 7.30%, 11/15/27(a)	1,482	1,548,712
EQT Corp., 3.90%, 10/01/27 (Call 07/01/27)	4,236	3,894,045
Exxon Mobil Corp., 3.29%, 03/19/27 (Call 01/19/27)	2,741	2,574,465
Hess Corp., 4.30%, 04/01/27 (Call 01/01/27)	3,707	3,547,672
Marathon Oil Corp., 4.40%, 07/15/27 (Call 04/15/27)	3,781	3,541,874
Occidental Petroleum Corp., 8.50%, 07/15/27 (Call 01/15/27)(a)	1,580	1,683,621
Phillips 66 Co., 4.95%, 12/01/27 (Call 11/01/27)	1,983	1,926,535
Valero Energy Corp., 2.15%, 09/15/27 (Call 07/15/27)	1,825	1,595,295

		46,489,793

Oil & Gas Services — 0.3%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor Inc., 3.34%, 12/15/27 (Call 09/15/27)	5,286	4,816,008

Packaging & Containers — 0.4%
Berry Global Inc., 1.65%, 01/15/27 (Call 12/15/26)	1,626	1,401,864
Packaging Corp. of America, 3.40%, 12/15/27 (Call 09/15/27)	2,206	2,016,337
Sonoco Products Co., 2.25%, 02/01/27 (Call 01/01/27)	1,476	1,300,555
WRKCo Inc., 3.38%, 09/15/27 (Call 06/15/27)	1,574	1,425,073

		6,143,829

Pharmaceuticals — 4.3%
AstraZeneca PLC, 3.13%, 06/12/27 (Call 03/12/27)	2,914	2,695,253
Becton Dickinson and Co., 3.70%, 06/06/27 (Call 03/06/27)	6,369	5,929,762
Bristol-Myers Squibb Co.
1.13%, 11/13/27 (Call 09/13/27)	3,689	3,133,484
3.25%, 02/27/27	715	669,548
3.45%, 11/15/27 (Call 08/15/27)	2,082	1,934,158
Cardinal Health Inc., 3.41%, 06/15/27 (Call 03/15/27)	4,067	3,726,222
Cencora Inc., 3.45%, 12/15/27 (Call 09/15/27)	2,774	2,554,914
Cigna Group (The)
3.05%, 10/15/27 (Call 07/15/27)	1,835	1,658,269
3.40%, 03/01/27 (Call 12/01/26)	5,300	4,912,719
CVS Health Corp.
1.30%, 08/21/27 (Call 06/21/27)(a)	7,797	6,576,640
3.63%, 04/01/27 (Call 02/01/27)	2,618	2,430,510
6.25%, 06/01/27	1,286	1,303,508
Eli Lilly & Co.
3.10%, 05/15/27 (Call 02/15/27)	1,623	1,510,460
5.50%, 03/15/27(a)	678	685,409
Johnson & Johnson
0.95%, 09/01/27 (Call 07/01/27)(a)	4,982	4,260,804
2.95%, 03/03/27 (Call 12/03/26)	3,096	2,884,716
Merck & Co. Inc., 1.70%, 06/10/27 (Call 05/10/27)	5,461	4,813,580
Novartis Capital Corp.
2.00%, 02/14/27 (Call 12/14/26)	4,350	3,914,951
3.10%, 05/17/27 (Call 02/17/27)	3,684	3,417,531
Viatris Inc., 2.30%, 06/22/27 (Call 04/22/27)(a)	2,986	2,557,962

64	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2027 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Zoetis Inc., 3.00%, 09/12/27 (Call 06/12/27)	$2,761	$2,507,093

		64,077,493

Pipelines — 3.3%
Boardwalk Pipelines LP, 4.45%, 07/15/27 (Call 04/15/27)	1,924	1,803,001
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27 (Call 01/01/27)(a)	4,637	4,474,745
DCP Midstream Operating LP, 5.63%, 07/15/27 (Call 04/15/27)	2,085	2,047,859
Enbridge Inc., 3.70%, 07/15/27 (Call 04/15/27)	2,724	2,514,404
Energy Transfer LP
4.00%, 10/01/27 (Call 07/01/27)	2,733	2,516,007
4.20%, 04/15/27 (Call 01/15/27)	1,976	1,849,405
4.40%, 03/15/27 (Call 12/15/26)(a)	2,095	1,973,673
5.50%, 06/01/27 (Call 03/01/27)	3,321	3,237,626
Enterprise Products Operating LLC, 3.95%, 02/15/27 (Call 11/15/26)	2,233	2,112,310
MPLX LP
4.13%, 03/01/27 (Call 12/01/26)	4,657	4,377,009
4.25%, 12/01/27 (Call 09/01/27)	2,521	2,344,646
Northwest Pipeline LLC, 4.00%, 04/01/27 (Call 01/01/27)(a)	1,380	1,293,308
ONEOK Inc., 4.00%, 07/13/27 (Call 04/13/27)	1,898	1,765,473
Sabine Pass Liquefaction LLC, 5.00%, 03/15/27 (Call 09/15/26)	5,875	5,657,114
Targa Resources Corp.
5.20%, 07/01/27 (Call 06/01/27)	2,455	2,375,680
6.50%, 07/15/27 (Call 12/01/23)(a)	2,097	2,072,759
TC PipeLines LP, 3.90%, 05/25/27 (Call 02/25/27)	1,624	1,504,699
Tennessee Gas Pipeline Co. LLC, 7.00%, 03/15/27	763	780,480
Williams Companies Inc. (The), 3.75%, 06/15/27 (Call 03/15/27)(a)	5,739	5,302,091

		50,002,289

Real Estate Investment Trusts — 4.9%
Alexandria Real Estate Equities Inc., 3.95%, 01/15/27 (Call 10/15/26)	1,514	1,415,324
American Tower Corp.
2.75%, 01/15/27 (Call 11/15/26)(a)	2,763	2,482,335
3.13%, 01/15/27 (Call 10/15/26)(a)	1,466	1,331,302
3.55%, 07/15/27 (Call 04/15/27)	2,730	2,485,470
3.65%, 03/15/27 (Call 02/15/27)	2,330	2,145,221
AvalonBay Communities Inc., 3.35%, 05/15/27 (Call 02/15/27)	1,345	1,239,693
Boston Properties LP, 6.75%, 12/01/27 (Call 11/01/27)	2,740	2,694,767
Brixmor Operating Partnership LP, 3.90%, 03/15/27 (Call 12/15/26)(a)	1,361	1,245,306
Crown Castle International Corp.
2.90%, 03/15/27 (Call 02/15/27)	2,790	2,499,453
3.65%, 09/01/27 (Call 06/01/27)	3,665	3,330,491
4.00%, 03/01/27 (Call 12/01/26)	1,858	1,729,648
Digital Realty Trust LP, 3.70%, 08/15/27 (Call 05/15/27)	3,969	3,626,334
EPR Properties, 4.50%, 06/01/27 (Call 03/01/27)	1,445	1,273,696
Equinix Inc., 1.80%, 07/15/27 (Call 05/15/27)	1,998	1,711,193
ERP Operating LP, 3.25%, 08/01/27 (Call 05/01/27)(a)	1,577	1,434,277
Essex Portfolio LP, 3.63%, 05/01/27 (Call 02/01/27) .	1,125	1,032,265
Extra Space Storage LP, 3.88%, 12/15/27 (Call 09/15/27)	1,521	1,382,953

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Federal Realty Investment Trust, 3.25%, 07/15/27 (Call 04/15/27)	$1,526	$1,378,367
Healthcare Realty Holdings LP, 3.75%, 07/01/27 (Call 04/01/27)	1,786	1,631,805
Healthpeak Properties Inc., 1.35%, 02/01/27 (Call 01/01/27)	1,661	1,429,118
Highwoods Realty LP, 3.88%, 03/01/27 (Call 12/01/26)	825	734,855
Hudson Pacific Properties LP, 3.95%, 11/01/27 (Call 08/01/27)	1,128	870,566
Kimco Realty Corp., 3.80%, 04/01/27 (Call 01/01/27)	1,173	1,078,283
Mid-America Apartments LP, 3.60%, 06/01/27 (Call 03/01/27)	2,313	2,149,437
NNN REIT Inc., 3.50%, 10/15/27 (Call 07/15/27)	1,206	1,094,159
Omega Healthcare Investors Inc., 4.50%, 04/01/27 (Call 01/01/27)	2,461	2,265,588
Physicians Realty LP, 4.30%, 03/15/27 (Call 12/15/26)(a)	1,450	1,347,764
Prologis LP
2.13%, 04/15/27 (Call 02/15/27)(a)	2,233	1,980,295
3.38%, 12/15/27 (Call 09/15/27)	1,391	1,266,925
Public Storage Operating Co., 3.09%, 09/15/27 (Call 06/15/27)(a)	1,996	1,827,287
Realty Income Corp.
3.00%, 01/15/27 (Call 10/15/26)	2,123	1,935,808
3.95%, 08/15/27 (Call 05/15/27)	2,666	2,472,841
Regency Centers LP, 3.60%, 02/01/27 (Call 11/01/26)	1,301	1,210,357
Simon Property Group LP
1.38%, 01/15/27 (Call 10/15/26)	1,986	1,721,884
3.38%, 06/15/27 (Call 03/15/27)(a)	2,438	2,229,932
3.38%, 12/01/27 (Call 09/01/27)(a)	3,342	3,027,780
SITE Centers Corp., 4.70%, 06/01/27 (Call 03/01/27)	1,643	1,521,349
Spirit Realty LP, 3.20%, 01/15/27 (Call 11/15/26)(a)	1,110	1,002,454
Tanger Properties LP, 3.88%, 07/15/27 (Call 04/15/27)(a)	765	672,943
UDR Inc., 3.50%, 07/01/27 (Call 04/01/27)(a)	1,342	1,229,794
Ventas Realty LP, 3.85%, 04/01/27 (Call 01/01/27)	1,466	1,353,772
Welltower OP LLC, 2.70%, 02/15/27 (Call 12/15/26)	2,051	1,852,975
Weyerhaeuser Co., 6.95%, 10/01/27	1,421	1,469,215

		73,815,281

Retail — 3.4%
AutoNation Inc., 3.80%, 11/15/27 (Call 08/15/27)	1,065	951,358
AutoZone Inc., 3.75%, 06/01/27 (Call 03/01/27)(a)	2,374	2,218,656
Costco Wholesale Corp.
1.38%, 06/20/27 (Call 04/20/27)	4,413	3,839,265
3.00%, 05/18/27 (Call 02/18/27)	3,545	3,283,878
Darden Restaurants Inc., 3.85%, 05/01/27 (Call 02/01/27)	1,649	1,529,496
Dollar General Corp.
3.88%, 04/15/27 (Call 01/15/27)	3,111	2,901,215
4.63%, 11/01/27 (Call 10/01/27)	1,510	1,433,760
Home Depot Inc. (The)
2.50%, 04/15/27 (Call 02/15/27)(a)	2,905	2,636,788
2.80%, 09/14/27 (Call 06/14/27)(a)	3,822	3,476,429
2.88%, 04/15/27 (Call 03/15/27)	2,945	2,705,006
Lowe’s Companies Inc.
3.10%, 05/03/27 (Call 02/03/27)	5,661	5,186,361
3.35%, 04/01/27 (Call 03/01/27)(a)	3,105	2,874,047

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2027 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
McDonald’s Corp.
3.50%, 03/01/27 (Call 12/01/26)	$3,110	$2,906,513
3.50%, 07/01/27 (Call 05/01/27)	4,189	3,887,942
O’Reilly Automotive Inc., 3.60%, 09/01/27 (Call 06/01/27)	3,032	2,814,080
Starbucks Corp., 2.00%, 03/12/27 (Call 01/12/27)(a)	2,463	2,187,687
Target Corp., 1.95%, 01/15/27 (Call 12/15/26)(a)	2,590	2,331,757
Walmart Inc.
3.95%, 09/09/27 (Call 08/09/27)(a)	3,406	3,260,674
5.88%, 04/05/27	1,135	1,164,092

		51,589,004

Semiconductors — 2.9%
Analog Devices Inc., 3.45%, 06/15/27 (Call 03/15/27)	1,786	1,655,860
Applied Materials Inc., 3.30%, 04/01/27 (Call 01/01/27)	4,988	4,647,645
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27 (Call 10/15/26)	10,343	9,663,142
Intel Corp.
3.15%, 05/11/27 (Call 02/11/27)	3,578	3,297,839
3.75%, 03/25/27 (Call 01/25/27)	3,927	3,703,282
3.75%, 08/05/27 (Call 07/05/27)	2,850	2,675,563
Micron Technology Inc., 4.19%, 02/15/27 (Call 12/15/26)	3,507	3,280,673
NXP BV/NXP Funding LLC/NXP USA Inc.
3.15%, 05/01/27 (Call 03/01/27)	1,894	1,714,633
4.40%, 06/01/27 (Call 05/01/27)	1,869	1,761,913
QUALCOMM Inc., 3.25%, 05/20/27 (Call 02/20/27)(a)	7,242	6,736,387
Texas Instruments Inc., 2.90%, 11/03/27 (Call 08/03/27)	1,754	1,596,518
TSMC Arizona Corp., 3.88%, 04/22/27 (Call 03/22/27)(a)	2,942	2,787,699

		43,521,154

Shipbuilding — 0.1%
Huntington Ingalls Industries Inc., 3.48%, 12/01/27 (Call 09/01/27)	2,326	2,105,686

Software — 3.6%
Activision Blizzard Inc., 3.40%, 06/15/27 (Call 03/15/27)	1,729	1,610,679
Adobe Inc., 2.15%, 02/01/27 (Call 12/01/26)	3,779	3,416,599
Autodesk Inc., 3.50%, 06/15/27 (Call 03/15/27)	2,322	2,147,198
Fidelity National Information Services Inc., 4.70%, 07/15/27 (Call 06/15/27)	1,568	1,499,317
Fiserv Inc., 2.25%, 06/01/27 (Call 04/01/27)(a)	4,076	3,600,194
Intuit Inc., 1.35%, 07/15/27 (Call 05/15/27)	2,442	2,104,449
Microsoft Corp., 3.30%, 02/06/27 (Call 11/06/26)	11,259	10,638,272
Oracle Corp.
2.80%, 04/01/27 (Call 02/01/27)	8,048	7,279,316
3.25%, 11/15/27 (Call 08/15/27)	9,093	8,228,865
Roper Technologies Inc., 1.40%, 09/15/27 (Call 07/15/27)	2,555	2,162,365
Take-Two Interactive Software Inc., 3.70%, 04/14/27 (Call 03/14/27)	2,245	2,087,621
VMware Inc.
3.90%, 08/21/27 (Call 05/21/27)	4,401	4,079,090
4.65%, 05/15/27 (Call 03/15/27)(a)	1,820	1,743,427
Workday Inc., 3.50%, 04/01/27 (Call 03/01/27)	3,595	3,335,765

		53,933,157

Security	Par (000)	Value

Telecommunications — 3.9%
AT&T Inc.
2.30%, 06/01/27 (Call 04/01/27)	$8,369	$7,394,761
3.80%, 02/15/27 (Call 11/15/26)	2,784	2,600,069
4.25%, 03/01/27 (Call 12/01/26)(a)	5,321	5,045,623
Nokia OYJ, 4.38%, 06/12/27(a)	2,025	1,872,484
Rogers Communications Inc., 3.20%, 03/15/27 (Call 02/15/27)	4,505	4,091,269
Telefonica Emisiones SA, 4.10%, 03/08/27	5,451	5,101,724
TELUS Corp.
2.80%, 02/16/27 (Call 11/16/26)	2,185	1,982,034
3.70%, 09/15/27 (Call 06/15/27)	1,993	1,845,613
T-Mobile USA Inc.
3.75%, 04/15/27 (Call 02/15/27)	14,095	13,103,875
5.38%, 04/15/27 (Call 11/13/23)	1,905	1,873,802
Verizon Communications Inc.
3.00%, 03/22/27 (Call 01/22/27)	2,970	2,710,872
4.13%, 03/16/27	11,872	11,245,180

		58,867,306

Toys, Games & Hobbies — 0.1%
Hasbro Inc., 3.50%, 09/15/27 (Call 06/15/27)(a)	1,729	1,574,979

Transportation — 1.2%
Burlington Northern Santa Fe LLC, 3.25%, 06/15/27 (Call 03/15/27)(a)	2,050	1,905,813
CSX Corp., 3.25%, 06/01/27 (Call 03/01/27)	3,856	3,551,823
Norfolk Southern Corp.
3.15%, 06/01/27 (Call 03/01/27)(a)	2,086	1,913,443
7.80%, 05/15/27(a)	513	550,026
Ryder System Inc.
2.85%, 03/01/27 (Call 02/01/27)	1,620	1,464,483
4.30%, 06/15/27 (Call 05/15/27)	1,450	1,366,702
Union Pacific Corp.
2.15%, 02/05/27 (Call 12/05/26)	2,156	1,935,680
3.00%, 04/15/27 (Call 01/15/27)	2,102	1,932,428
United Parcel Service Inc., 3.05%, 11/15/27 (Call 08/15/27)(a)	4,126	3,769,032

		18,389,430

Trucking & Leasing — 0.1%
GATX Corp., 3.85%, 03/30/27 (Call 12/30/26)	1,471	1,357,267

Venture Capital — 0.1%
Hercules Capital Inc., 3.38%, 01/20/27 (Call 12/20/26)	1,260	1,096,120

Water — 0.1%
American Water Capital Corp., 2.95%, 09/01/27 (Call 06/01/27)(a)	1,653	1,495,957

Total Long-Term Investments — 98.5% (Cost: $1,579,213,420)		1,482,414,640

	Shares

Short-Term Securities

Money Market Funds — 4.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(b)(c)(d)	67,097,730	67,124,569

66	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2027 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(b)(c)	5,790,000	$5,790,000

Total Short-Term Securities — 4.8% (Cost: $72,876,871)		72,914,569

Total Investments — 103.3% (Cost: $1,652,090,291)		1,555,329,209

Liabilities in Excess of Other Assets — (3.3)%		(50,150,459)

Net Assets — 100.0%		$1,505,178,750

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$86,106,217	$—		$(19,040,048	)(a)	$16,304	$42,096	$67,124,569	67,097,730	$478,074	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,367,000	1,423,000	(a)	—		—	—	5,790,000	5,790,000	161,228		1

						$16,304	$42,096	$72,914,569		$639,302		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$1,482,414,640	$—	$1,482,414,640
Short-Term Securities
Money Market Funds	72,914,569	—	—	72,914,569

	$72,914,569	$1,482,414,640	$—	$1,555,329,209

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2028 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.1%
Interpublic Group of Companies Inc. (The), 4.65%, 10/01/28 (Call 07/01/28)(a)	$1,571	$1,462,111

Aerospace & Defense — 2.4%
Boeing Co. (The)
3.25%, 02/01/28 (Call 12/01/27)	3,170	2,829,453
3.25%, 03/01/28 (Call 12/01/27)	1,140	1,012,631
3.45%, 11/01/28 (Call 08/01/28)(a)	1,006	892,302
General Dynamics Corp., 3.75%, 05/15/28 (Call 02/15/28)	3,097	2,883,245
HEICO Corp., 5.25%, 08/01/28 (Call 07/01/28)	1,315	1,268,686
L3Harris Technologies Inc., 4.40%, 06/15/28 (Call 03/15/28)	5,126	4,785,295
Lockheed Martin Corp., 4.45%, 05/15/28 (Call 04/15/28)(a)	1,410	1,351,395
Northrop Grumman Corp., 3.25%, 01/15/28 (Call 10/15/27)	5,401	4,917,036
RTX Corp., 4.13%, 11/16/28 (Call 08/16/28)	8,012	7,355,488

		27,295,531

Agriculture — 1.2%
Altria Group Inc., 6.20%, 11/01/28 (Call 10/01/28)	1,000	993,941
BAT Capital Corp., 2.26%, 03/25/28 (Call 01/25/28)(a)	4,858	4,080,661
BAT International Finance PLC, 4.45%, 03/16/28 (Call 02/16/28)	2,921	2,689,961
Philip Morris International Inc.
3.13%, 03/02/28 (Call 12/02/27)	1,314	1,175,700
4.88%, 02/15/28 (Call 01/15/28)	4,065	3,905,935
5.25%, 09/07/28 (Call 08/07/28)	1,345	1,308,187

		14,154,385

Airlines — 0.4%
American Airlines Pass Through Trust
Series 2016-1, Class AA, 3.58%, 07/15/29(a)	748	674,872
Series 2016-2, Class AA, 3.20%, 12/15/29(a)	781	688,615
Series 2016-3, Class AA, 3.00%, 04/15/30(a)	710	619,726
Delta Air Lines Pass Through Trust, Series 2020, Class AA, 2.00%, 12/10/29	1,080	931,778
United Airlines Pass Through Trust
Series 2016-1, Class AA, 3.10%, 01/07/30	1,007	886,119
Series 2016-2, Class AA, 2.88%, 04/07/30(a)	1,076	925,760

		4,726,870

Auto Manufacturers — 2.5%
American Honda Finance Corp.
2.00%, 03/24/28	2,463	2,110,983
3.50%, 02/15/28	1,410	1,292,229
4.70%, 01/12/28	970	932,416
5.13%, 07/07/28	2,210	2,154,790
General Motors Co., 5.00%, 10/01/28 (Call 07/01/28)(a)	2,109	1,988,524
General Motors Financial Co. Inc.
2.40%, 04/10/28 (Call 02/10/28)	2,978	2,510,026
2.40%, 10/15/28 (Call 08/15/28)	2,688	2,216,523
3.85%, 01/05/28 (Call 10/05/27)(a)	1,477	1,329,153
5.80%, 06/23/28 (Call 05/23/28)	3,075	2,978,535
6.00%, 01/09/28 (Call 12/09/27)	2,158	2,119,489
PACCAR Financial Corp.
4.60%, 01/10/28	378	366,017
4.95%, 08/10/28	305	299,119

Security	Par (000)	Value

Auto Manufacturers (continued)
Toyota Motor Corp.
3.67%, 07/20/28(a)	$709	$658,482
5.12%, 07/13/28 (Call 06/13/28)(a)	1,300	1,282,653
Toyota Motor Credit Corp.
1.90%, 04/06/28(a)	2,013	1,733,342
3.05%, 01/11/28	1,691	1,540,488
4.63%, 01/12/28(a)	1,860	1,800,290
5.25%, 09/11/28	1,440	1,417,741

		28,730,800

Banks — 12.6%
Banco Santander SA
3.80%, 02/23/28(a)	2,796	2,486,706
4.38%, 04/12/28	3,300	3,002,278
5.59%, 08/08/28	3,790	3,655,892
6.61%, 11/07/28	2,400	2,402,431
Bank of Montreal
5.20%, 02/01/28 (Call 01/01/28)	3,426	3,302,583
5.72%, 09/25/28 (Call 08/25/28)	2,805	2,745,363
Bank of New York Mellon Corp. (The)
1.65%, 07/14/28 (Call 05/14/28)	1,345	1,113,825
3.00%, 10/30/28 (Call 07/30/28)(a)	1,449	1,244,367
3.40%, 01/29/28 (Call 10/29/27)	2,139	1,941,860
3.85%, 04/28/28	2,309	2,138,413
Bank of Nova Scotia (The), 5.25%, 06/12/28	2,055	1,969,703
Barclays PLC
4.34%, 01/10/28 (Call 01/10/27)	3,285	3,002,620
4.84%, 05/09/28 (Call 05/07/27)	5,500	4,940,371
Canadian Imperial Bank of Commerce
5.00%, 04/28/28 (Call 03/28/28)	3,005	2,862,133
5.99%, 10/03/28 (Call 09/03/28)	2,090	2,064,280
Citibank NA, 5.80%, 09/29/28 (Call 08/29/28)	6,575	6,493,248
Citigroup Inc.
4.13%, 07/25/28(a)	5,959	5,344,973
6.63%, 01/15/28(a)	935	969,131
Credit Suisse AG/New York NY, 7.50%, 02/15/28(a)	6,564	6,813,748
Discover Bank, 4.65%, 09/13/28 (Call 06/13/28)	2,614	2,297,360
Fifth Third Bancorp., 3.95%, 03/14/28 (Call 02/14/28)	1,654	1,477,341
First-Citizens Bank & Trust Co., 6.13%, 03/09/28(a)	1,115	1,083,174
ING Groep NV, 4.55%, 10/02/28	3,510	3,239,168
KeyBank NA/Cleveland OH, 6.95%, 02/01/28(a)	695	636,897
KeyCorp, 4.10%, 04/30/28	1,678	1,434,855
Lloyds Banking Group PLC
4.38%, 03/22/28	3,945	3,618,125
4.55%, 08/16/28	3,480	3,210,599
Manufacturers & Traders Trust Co., 4.70%, 01/27/28 (Call 12/27/27)	2,965	2,684,889
Mitsubishi UFJ Financial Group Inc.
3.96%, 03/02/28	3,261	3,019,692
4.05%, 09/11/28(a)	2,723	2,503,097
Mizuho Financial Group Inc., 4.02%, 03/05/28	3,197	2,946,928
Morgan Stanley, 3.59%, 07/22/28 (Call 07/22/27)(b)	4,240	3,841,924
National Australia Bank Ltd./New York
4.90%, 06/13/28	2,920	2,809,848
4.94%, 01/12/28(a)	3,260	3,152,835
Northern Trust Corp., 3.65%, 08/03/28 (Call 05/03/28)(a)	1,522	1,390,467
PNC Bank NA
3.25%, 01/22/28 (Call 12/23/27)	2,285	2,040,867
4.05%, 07/26/28	3,240	2,883,442

68	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2028 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Regions Financial Corp., 1.80%, 08/12/28 (Call 06/12/28)	$1,735	$1,353,614
Royal Bank of Canada
4.90%, 01/12/28(a)	2,325	2,230,956
5.20%, 08/01/28(a)	2,815	2,713,029
Sumitomo Mitsui Financial Group Inc.
1.90%, 09/17/28	5,406	4,420,948
3.54%, 01/17/28(a)	1,881	1,695,479
3.94%, 07/19/28	1,844	1,675,026
4.31%, 10/16/28(a)	1,555	1,429,243
5.52%, 01/13/28	4,698	4,574,648
5.72%, 09/14/28	2,750	2,691,357
5.80%, 07/13/28	2,100	2,059,997
Synovus Bank, 5.63%, 02/15/28 (Call 01/15/28)	795	704,441
Toronto-Dominion Bank (The)
5.16%, 01/10/28	3,588	3,458,782
5.52%, 07/17/28(a)	3,565	3,473,841
U.S. Bancorp., 3.90%, 04/26/28 (Call 03/24/28)	2,453	2,229,728
UBS AG, 5.65%, 09/11/28	3,500	3,424,110
Westpac Banking Corp.
1.95%, 11/20/28	3,363	2,809,773
3.40%, 01/25/28	2,826	2,591,281

		146,301,686

Beverages — 1.9%
Anheuser-Busch InBev Worldwide Inc., 4.00%, 04/13/28 (Call 01/13/28)	7,211	6,774,536
Coca-Cola Co. (The)
1.00%, 03/15/28	3,474	2,915,641
1.50%, 03/05/28(a)	1,862	1,600,665
Constellation Brands Inc.
3.60%, 02/15/28 (Call 11/15/27)(a)	2,114	1,933,150
4.65%, 11/15/28 (Call 08/15/28)	1,425	1,347,563
Diageo Capital PLC, 3.88%, 05/18/28 (Call 02/18/28)(a)	1,250	1,168,033
Keurig Dr Pepper Inc., 4.60%, 05/25/28 (Call 02/25/28)(a)	3,200	3,044,864
PepsiCo Inc.
3.60%, 02/18/28 (Call 01/18/28)	2,687	2,515,759
4.45%, 05/15/28 (Call 04/15/28)(a)	500	487,452

		21,787,663

Biotechnology — 1.1%
Amgen Inc.
1.65%, 08/15/28 (Call 06/15/28)	3,995	3,317,132
5.15%, 03/02/28 (Call 02/02/28)	9,770	9,534,791

		12,851,923

Building Materials — 0.4%
Lennox International Inc., 5.50%, 09/15/28 (Call 08/15/28)	465	453,717
Masco Corp., 1.50%, 02/15/28 (Call 12/15/27)	1,740	1,445,751
Mohawk Industries Inc., 5.85%, 09/18/28 (Call 08/18/28)(a)	1,200	1,179,947
Trane Technologies Global Holding Co. Ltd., 3.75%, 08/21/28 (Call 05/21/28)	1,627	1,494,904

		4,574,319

Chemicals — 1.5%
Celanese U.S. Holdings LLC, 6.35%, 11/15/28 (Call 10/15/28)(a)	2,650	2,587,253
Dow Chemical Co. (The), 4.80%, 11/30/28 (Call 08/30/28)	1,730	1,653,462

Security	Par (000)	Value

Chemicals (continued)
DuPont de Nemours Inc., 4.73%, 11/15/28 (Call 08/15/28)(a)	$6,004	$5,738,290
Eastman Chemical Co., 4.50%, 12/01/28 (Call 09/01/28)	1,403	1,303,094
Ecolab Inc., 5.25%, 01/15/28 (Call 12/15/27)	1,370	1,358,827
International Flavors & Fragrances Inc., 4.45%, 09/26/28 (Call 06/26/28)	475	434,510
Nutrien Ltd., 4.90%, 03/27/28 (Call 02/27/28)	2,375	2,275,816
PPG Industries Inc., 3.75%, 03/15/28 (Call 12/15/27)	2,192	2,023,011

		17,374,263

Commercial Services — 1.0%
Automatic Data Processing Inc., 1.70%, 05/15/28 (Call 03/15/28)	2,967	2,547,708
Block Financial LLC, 2.50%, 07/15/28 (Call 05/15/28)	1,730	1,459,228
Equifax Inc., 5.10%, 06/01/28 (Call 05/01/28)	2,125	2,027,147
Global Payments Inc., 4.45%, 06/01/28 (Call 03/01/28)(a)	1,578	1,452,252
Moody’s Corp., 3.25%, 01/15/28 (Call 10/15/27)	1,495	1,358,691
S&P Global Inc., 4.75%, 08/01/28 (Call 05/01/28)(a)	1,850	1,786,552
UL Solutions Inc., 6.50%, 10/20/28 (Call 09/20/28)(c)	750	743,217

		11,374,795

Computers — 2.3%
Apple Inc.
1.20%, 02/08/28 (Call 12/08/27)(a)	5,674	4,814,027
1.40%, 08/05/28 (Call 06/05/28)	5,310	4,471,259
4.00%, 05/10/28 (Call 04/10/28)	3,145	2,995,347
Dell Inc., 7.10%, 04/15/28(a)	920	963,881
Dell International LLC/EMC Corp., 5.25%, 02/01/28 (Call 01/01/28)	2,855	2,789,312
DXC Technology Co., 2.38%, 09/15/28 (Call 07/15/28)(a)	1,778	1,435,417
Hewlett Packard Enterprise Co., 5.25%, 07/01/28 (Call 06/01/28)(a)	1,720	1,659,452
HP Inc., 4.75%, 01/15/28 (Call 12/15/27)(a)	2,564	2,442,155
International Business Machines Corp.
4.50%, 02/06/28 (Call 01/06/28)	3,360	3,211,987
6.50%, 01/15/28(a)	687	716,375
Kyndryl Holdings Inc., 2.70%, 10/15/28 (Call 08/15/28)	1,112	898,668

		26,397,880

Cosmetics & Personal Care — 0.9%
Colgate-Palmolive Co., 4.60%, 03/01/28 (Call 02/01/28)(a)	535	523,461
Estee Lauder Companies Inc. (The), 4.38%, 05/15/28 (Call 04/15/28)(a)	2,000	1,909,403
Kenvue Inc., 5.05%, 03/22/28 (Call 02/22/28)	2,425	2,376,529
Procter & Gamble Co. (The), 3.95%, 01/26/28	605	578,787
Unilever Capital Corp.
3.50%, 03/22/28 (Call 12/22/27)	3,427	3,164,714
4.88%, 09/08/28 (Call 08/08/28)(a)	1,660	1,620,767

		10,173,661

Distribution & Wholesale — 0.2%
LKQ Corp., 5.75%, 06/15/28 (Call 05/15/28)	2,225	2,157,356

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2028 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services — 4.3%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust
3.00%, 10/29/28 (Call 08/29/28)	$10,165	$8,574,364
3.88%, 01/23/28 (Call 10/23/27)	1,624	1,460,658
5.75%, 06/06/28 (Call 05/06/28)	2,650	2,545,328
Air Lease Corp.
2.10%, 09/01/28 (Call 07/01/28)	1,669	1,368,338
4.63%, 10/01/28 (Call 07/01/28)	1,769	1,623,143
5.30%, 02/01/28 (Call 01/01/28)(a)	1,220	1,168,255
Ally Financial Inc., 2.20%, 11/02/28 (Call 09/02/28)	2,100	1,611,908
BGC Group Inc., 8.00%, 05/25/28 (Call 04/25/28)	710	691,847
Blue Owl Credit Income Corp., 7.95%, 06/13/28 (Call 05/13/28)(c)	1,802	1,762,262
Brookfield Finance Inc., 3.90%, 01/25/28 (Call 10/25/27)	2,948	2,687,066
Capital One Financial Corp., 3.80%, 01/31/28 (Call 12/31/27)(a)	3,941	3,474,027
Charles Schwab Corp. (The)
2.00%, 03/20/28 (Call 01/20/28)	3,534	2,950,180
3.20%, 01/25/28 (Call 10/25/27)(a)	2,068	1,828,155
CME Group Inc., 3.75%, 06/15/28 (Call 03/15/28)(a)	1,424	1,330,639
Intercontinental Exchange Inc., 3.75%, 09/21/28 (Call 06/21/28)(a)	1,776	1,620,676
Jefferies Financial Group Inc., 5.88%, 07/21/28 (Call 06/21/28)	2,755	2,655,465
Lazard Group LLC, 4.50%, 09/19/28 (Call 06/19/28)(a)	1,421	1,306,205
Mastercard Inc.
3.50%, 02/26/28 (Call 11/26/27)	1,389	1,289,474
4.88%, 03/09/28 (Call 02/09/28)	1,162	1,142,848
Nasdaq Inc., 5.35%, 06/28/28 (Call 05/28/28)	3,005	2,926,443
Nomura Holdings Inc.
2.17%, 07/14/28(a)	3,408	2,799,273
5.84%, 01/18/28	865	841,395
6.07%, 07/12/28	2,305	2,255,700

		49,913,649

Electric — 9.1%
AEP Texas Inc., 3.95%, 06/01/28 (Call 03/01/28)	1,453	1,331,439
AES Corp. (The), 5.45%, 06/01/28 (Call 05/01/28)	2,670	2,547,561
Ameren Corp., 1.75%, 03/15/28 (Call 01/15/28)	1,411	1,181,298
Ameren Illinois Co., 3.80%, 05/15/28 (Call 02/15/28)	1,253	1,166,317
American Electric Power Co. Inc., Series J, 4.30%, 12/01/28 (Call 09/01/28)	1,678	1,560,098
Atlantic City Electric Co., 4.00%, 10/15/28 (Call 07/15/28)(a)	1,204	1,114,244
Berkshire Hathaway Energy Co., 3.25%, 04/15/28 (Call 01/15/28)	1,663	1,491,642
Black Hills Corp., 5.95%, 03/15/28 (Call 02/15/28)	1,335	1,320,585
CenterPoint Energy Houston Electric LLC, 5.20%, 10/01/28 (Call 09/01/28)	205	200,487
Commonwealth Edison Co., 3.70%, 08/15/28 (Call 05/15/28)	1,595	1,464,455
Consolidated Edison Co. of New York Inc.
3.80%, 05/15/28 (Call 02/15/28)	1,096	1,014,699
Series D, 4.00%, 12/01/28 (Call 09/01/28)	925	853,795
Constellation Energy Generation LLC, 5.60%, 03/01/28 (Call 02/01/28)	2,295	2,252,642
Consumers Energy Co.
3.80%, 11/15/28 (Call 08/15/28)	736	677,680
4.65%, 03/01/28 (Call 01/01/28)(a)	947	913,409

Security	Par (000)	Value

Electric (continued)
Dominion Energy Inc., 4.25%, 06/01/28 (Call 03/01/28)	$1,268	$1,180,723
DTE Electric Co., Series A, 1.90%, 04/01/28 (Call 02/01/28)	1,871	1,604,052
DTE Energy Co., 4.88%, 06/01/28 (Call 05/01/28)	2,310	2,198,518
Duke Energy Carolinas LLC
3.95%, 11/15/28 (Call 08/15/28)	1,809	1,673,072
Series A, 6.00%, 12/01/28	555	563,804
Duke Energy Corp., 4.30%, 03/15/28 (Call 02/15/28)	2,965	2,782,131
Duke Energy Florida LLC, 3.80%, 07/15/28 (Call 04/15/28)	1,632	1,513,356
Duke Energy Progress LLC, 3.70%, 09/01/28 (Call 06/01/28)(a)	1,272	1,166,947
Edison International
4.13%, 03/15/28 (Call 12/15/27)	1,526	1,387,001
5.25%, 11/15/28 (Call 10/15/28)	2,015	1,911,214
Enel Chile SA, 4.88%, 06/12/28 (Call 03/12/28)	2,211	2,058,586
Entergy Arkansas LLC, 4.00%, 06/01/28 (Call 03/01/28)(a)	332	309,602
Entergy Corp., 1.90%, 06/15/28 (Call 04/15/28)	2,131	1,780,902
Entergy Louisiana LLC, 3.25%, 04/01/28 (Call 01/01/28)	1,151	1,032,416
Entergy Mississippi LLC, 2.85%, 06/01/28 (Call 03/01/28)	1,370	1,206,941
Eversource Energy
5.45%, 03/01/28 (Call 02/01/28)	3,910	3,817,101
Series M, 3.30%, 01/15/28 (Call 10/15/27)	1,210	1,090,362
Exelon Corp., 5.15%, 03/15/28 (Call 02/15/28)	2,725	2,642,614
Florida Power & Light Co.
4.40%, 05/15/28 (Call 03/15/28)	1,395	1,327,795
5.05%, 04/01/28 (Call 03/01/28)	2,570	2,515,566
Georgia Power Co., 4.65%, 05/16/28 (Call 03/16/28)(a)	2,075	1,981,817
Indiana Michigan Power Co., 3.85%, 05/15/28 (Call 02/15/28)	751	699,012
Interstate Power & Light Co., 4.10%, 09/26/28 (Call 06/26/28)	1,625	1,505,632
Mississippi Power Co., 3.95%, 03/30/28 (Call 12/30/27)	900	830,234
National Grid PLC, 5.60%, 06/12/28 (Call 05/12/28)	1,435	1,400,086
National Rural Utilities Cooperative Finance Corp.
3.40%, 02/07/28 (Call 11/07/27)	1,899	1,730,344
3.90%, 11/01/28 (Call 08/01/28)	1,108	1,018,881
4.80%, 03/15/28 (Call 02/15/28)	1,462	1,414,513
5.05%, 09/15/28 (Call 08/15/28)	1,455	1,412,434
NextEra Energy Capital Holdings Inc.
1.90%, 06/15/28 (Call 04/15/28)	3,975	3,318,384
4.90%, 02/28/28 (Call 01/28/28)	3,300	3,154,646
Oklahoma Gas & Electric Co., 3.80%, 08/15/28 (Call 02/15/28)	1,336	1,222,407
Oncor Electric Delivery Co. LLC
3.70%, 11/15/28 (Call 08/15/28)	1,915	1,749,037
4.30%, 05/15/28 (Call 04/15/28)(c)	870	822,514
Pacific Gas and Electric Co.
3.00%, 06/15/28 (Call 04/15/28)	2,297	1,944,906
3.75%, 07/01/28	2,252	1,973,056
4.65%, 08/01/28 (Call 05/01/28)	1,050	950,086
Public Service Co. of Colorado, 3.70%, 06/15/28 (Call 12/15/27)	935	853,454

70	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2028 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Public Service Electric & Gas Co.
3.65%, 09/01/28 (Call 06/01/28)	$1,005	$919,639
3.70%, 05/01/28 (Call 02/01/28)(a)	935	864,301
Public Service Enterprise Group Inc., 5.88%, 10/15/28 (Call 09/15/28)	1,265	1,251,965
Puget Energy Inc., 2.38%, 06/15/28 (Call 04/15/28)	1,812	1,532,960
San Diego Gas & Electric Co., 4.95%, 08/15/28 (Call 07/15/28)	1,155	1,113,803
Sempra Energy, 3.40%, 02/01/28 (Call 11/01/27)	3,240	2,918,960
Southern California Edison Co.
5.30%, 03/01/28 (Call 02/01/28)	1,925	1,882,146
5.65%, 10/01/28 (Call 09/01/28)	720	712,915
Series B, 3.65%, 03/01/28 (Call 12/01/27)	956	875,678
Southern Co. (The)
4.85%, 06/15/28 (Call 04/15/28)	2,210	2,113,677
Series 21-B, 1.75%, 03/15/28 (Call 01/15/28)	1,050	882,635
Southwestern Electric Power Co., Series M, 4.10%, 09/15/28 (Call 06/15/28)	1,638	1,501,873
System Energy Resources Inc., 6.00%, 04/15/28 (Call 03/15/28)	860	830,048
Virginia Electric & Power Co., Series A, 3.80%, 04/01/28 (Call 01/01/28)	2,082	1,921,245
WEC Energy Group Inc.
2.20%, 12/15/28 (Call 10/15/28)	1,509	1,254,155
4.75%, 01/15/28 (Call 12/15/27)	1,685	1,609,835
Wisconsin Electric Power Co., 1.70%, 06/15/28 (Call 04/15/28)(a)	500	422,799
Xcel Energy Inc., 4.00%, 06/15/28 (Call 12/15/27)	1,775	1,640,745

		105,083,876

Electronics — 1.0%
Arrow Electronics Inc., 3.88%, 01/12/28 (Call 10/12/27)(a)	1,431	1,293,706
Avnet Inc., 6.25%, 03/15/28 (Call 02/15/28)	1,278	1,260,419
Flex Ltd., 6.00%, 01/15/28 (Call 12/15/27)	1,060	1,048,860
Honeywell International Inc., 4.95%, 02/15/28 (Call 01/15/28)	1,575	1,555,706
Hubbell Inc., 3.50%, 02/15/28 (Call 11/15/27)	1,130	1,037,705
Jabil Inc., 3.95%, 01/12/28 (Call 10/12/27)	1,199	1,092,412
TD SYNNEX Corp., 2.38%, 08/09/28 (Call 06/09/28)	1,555	1,275,589
Trimble Inc., 4.90%, 06/15/28 (Call 03/15/28)	1,649	1,561,133
Vontier Corp., 2.40%, 04/01/28 (Call 02/01/28)	1,483	1,224,101

		11,349,631

Engineering & Construction — 0.1%
Jacobs Engineering Group Inc., 6.35%, 08/18/28 (Call 07/18/28)	830	825,405

Environmental Control — 0.6%
Republic Services Inc., 3.95%, 05/15/28 (Call 02/15/28)	2,368	2,206,946
Veralto Corp., 5.35%, 09/18/28 (Call 08/18/28)(c)	2,135	2,070,655
Waste Connections Inc., 4.25%, 12/01/28 (Call 09/01/28)	1,303	1,219,428
Waste Management Inc., 1.15%, 03/15/28 (Call 01/15/28)	1,667	1,391,057

		6,888,086

Food — 1.8%
Campbell Soup Co., 4.15%, 03/15/28 (Call 12/15/27)	3,018	2,811,407

Security	Par (000)	Value

Food (continued)
Conagra Brands Inc.
4.85%, 11/01/28 (Call 08/01/28)	$3,654	$3,433,698
7.00%, 10/01/28	1,032	1,070,849
General Mills Inc.
4.20%, 04/17/28 (Call 01/17/28)	4,297	4,028,384
5.50%, 10/17/28 (Call 09/17/28)	475	466,424
Hershey Co. (The), 4.25%, 05/04/28 (Call 04/04/28)	595	571,099
Hormel Foods Corp., 1.70%, 06/03/28 (Call 04/03/28)	2,150	1,822,217
J M Smucker Co. (The), 5.90%, 11/15/28 (Call 10/15/28)	2,080	2,063,943
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc., 5.13%, 02/01/28 (Call 01/01/28)	2,297	2,153,860
Kellogg Co., 4.30%, 05/15/28 (Call 02/15/28)	1,832	1,710,183
Mondelez International Inc., 4.13%, 05/07/28 (Call 02/07/28)(a)	645	609,533

		20,741,597

Forest Products & Paper — 0.1%
Suzano Austria GmbH, 2.50%, 09/15/28 (Call 07/15/28)	1,425	1,182,129

Gas — 0.7%
CenterPoint Energy Resources Corp.
4.00%, 04/01/28 (Call 01/01/28)	715	669,271
5.25%, 03/01/28 (Call 02/01/28)	2,360	2,308,505
National Fuel Gas Co., 4.75%, 09/01/28 (Call 06/01/28)(a)	702	649,378
NiSource Inc., 5.25%, 03/30/28 (Call 02/29/28)	2,805	2,724,724
Southwest Gas Corp.
3.70%, 04/01/28 (Call 01/01/28)	613	557,813
5.45%, 03/23/28 (Call 02/23/28)	765	746,968

		7,656,659

Hand & Machine Tools — 0.6%
Kennametal Inc., 4.63%, 06/15/28 (Call 03/15/28)	741	691,996
Regal Rexnord Corp., 6.05%, 04/15/28 (Call 03/15/28)(c)	3,520	3,369,044
Stanley Black & Decker Inc.
4.25%, 11/15/28 (Call 08/15/28)	1,416	1,307,919
6.00%, 03/06/28 (Call 02/06/28)(a)	1,335	1,332,746

		6,701,705

Health Care - Products — 1.3%
Abbott Laboratories, 1.15%, 01/30/28 (Call 11/30/27)	2,115	1,791,315
Baxter International Inc., 2.27%, 12/01/28 (Call 10/01/28)	3,535	2,925,390
Boston Scientific Corp., 4.00%, 03/01/28 (Call 12/01/27)(a)	880	825,556
Edwards Lifesciences Corp., 4.30%, 06/15/28 (Call 03/15/28)	1,802	1,685,698
Medtronic Global Holdings SCA, 4.25%, 03/30/28 (Call 02/29/28)(a)	2,815	2,680,434
Revvity Inc., 1.90%, 09/15/28 (Call 07/15/28)(a)	1,660	1,362,151
Stryker Corp., 3.65%, 03/07/28 (Call 12/07/27)	1,660	1,531,240
Thermo Fisher Scientific Inc., 1.75%, 10/15/28 (Call 08/15/28)(a)	2,485	2,077,896

		14,879,680

Health Care - Services — 2.5%
Advocate Health & Hospitals Corp., 3.83%, 08/15/28 (Call 05/15/28)	515	476,997
Centene Corp., 2.45%, 07/15/28 (Call 05/15/28)	6,140	5,163,783

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2028 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
CHRISTUS Health, Series C, 4.34%, 07/01/28 (Call 04/01/28)(a)	$764	$719,766
Elevance Health Inc., 4.10%, 03/01/28 (Call 12/01/27)	3,416	3,191,163
HCA Inc.
5.20%, 06/01/28 (Call 05/01/28)	2,640	2,513,214
5.63%, 09/01/28 (Call 03/01/28)	4,150	4,012,703
Humana Inc., 5.75%, 03/01/28 (Call 02/01/28)	1,575	1,568,109
IQVIA Inc., 5.70%, 05/15/28 (Call 04/15/28)(c)	2,250	2,157,760
Mercy Health/OH, Series 2018, 4.30%, 07/01/28 (Call 01/01/28)	653	607,984
SSM Health Care Corp., 4.89%, 06/01/28 (Call 03/01/28)	190	183,533
Sutter Health, Series 2018, 3.70%, 08/15/28 (Call 05/15/28)	455	416,136
UnitedHealth Group Inc.
3.85%, 06/15/28(a)	3,106	2,897,725
3.88%, 12/15/28	2,302	2,137,193
5.25%, 02/15/28 (Call 01/15/28)(a)	2,700	2,681,263

		28,727,329

Holding Companies - Diversified — 0.7%
Ares Capital Corp., 2.88%, 06/15/28 (Call 04/15/28)	3,457	2,863,230
Blackstone Secured Lending Fund, 2.85%, 09/30/28 (Call 07/30/28)	1,813	1,467,648
Blue Owl Capital Corp., 2.88%, 06/11/28 (Call 04/11/28)	2,225	1,813,944
FS KKR Capital Corp., 3.13%, 10/12/28 (Call 08/12/28)	2,090	1,680,269
Prospect Capital Corp., 3.44%, 10/15/28 (Call 08/15/28)(a)	851	656,156

		8,481,247

Home Builders — 0.1%
Toll Brothers Finance Corp., 4.35%, 02/15/28 (Call 11/15/27)	1,405	1,290,255

Household Products & Wares — 0.4%
Avery Dennison Corp., 4.88%, 12/06/28 (Call 09/06/28)	1,503	1,433,405
Clorox Co. (The), 3.90%, 05/15/28 (Call 02/15/28)	1,884	1,735,017
Kimberly-Clark Corp., 3.95%, 11/01/28 (Call 08/01/28)	1,160	1,092,146

		4,260,568

Insurance — 1.9%
American International Group Inc., 4.20%, 04/01/28 (Call 01/01/28)	1,351	1,253,644
Aon Corp., 4.50%, 12/15/28 (Call 09/15/28)	1,011	945,478
Assurant Inc., 4.90%, 03/27/28 (Call 12/27/27)	770	729,601
Assured Guaranty U.S. Holdings Inc., 6.13%, 09/15/28 (Call 08/15/28)(a)	575	571,309
Athene Holding Ltd., 4.13%, 01/12/28 (Call 10/12/27)(a)	2,941	2,659,407
Cincinnati Financial Corp., 6.92%, 05/15/28	1,023	1,062,915
Equitable Holdings Inc.
4.35%, 04/20/28 (Call 01/20/28)	4,105	3,759,243
7.00%, 04/01/28(a)	911	936,492
F&G Annuities & Life Inc., 7.40%, 01/13/28 (Call 12/13/27)	1,255	1,238,609
Fairfax Financial Holdings Ltd., 4.85%, 04/17/28 (Call 01/17/28)	1,797	1,696,874

Security	Par (000)	Value

Insurance (continued)
Fidelity National Financial Inc., 4.50%, 08/15/28 (Call 05/15/28)	$1,336	$1,228,529
Globe Life Inc., 4.55%, 09/15/28 (Call 06/15/28)	1,534	1,438,100
Horace Mann Educators Corp., 7.25%, 09/15/28 (Call 08/15/28)	690	688,537
Lincoln National Corp., 3.80%, 03/01/28 (Call 12/01/27)(a)	1,119	997,509
Prudential Financial Inc., 3.88%, 03/27/28 (Call 12/27/27)	1,415	1,315,771
Willis North America Inc., 4.50%, 09/15/28 (Call 06/15/28)	1,650	1,534,381

		22,056,399

Internet — 2.1%
Amazon.com Inc., 1.65%, 05/12/28 (Call 03/12/28)(a)	6,300	5,378,373
Baidu Inc.
4.38%, 03/29/28 (Call 12/29/27)(a)	540	507,749
4.88%, 11/14/28 (Call 08/14/28)	920	876,794
Booking Holdings Inc., 3.55%, 03/15/28 (Call 12/15/27)	1,264	1,169,416
Expedia Group Inc., 3.80%, 02/15/28 (Call 11/15/27)	3,022	2,734,950
Meta Platforms Inc., 4.60%, 05/15/28 (Call 04/15/28)	4,225	4,095,342
Netflix Inc.
4.88%, 04/15/28	4,690	4,515,779
5.88%, 11/15/28(a)	5,245	5,262,059

		24,540,462

Iron & Steel — 0.1%
Nucor Corp., 3.95%, 05/01/28 (Call 02/01/28)(a)	1,630	1,515,480

Lodging — 0.7%
Hyatt Hotels Corp., 4.38%, 09/15/28 (Call 06/15/28)	1,428	1,308,248
Marriott International Inc./MD
5.55%, 10/15/28 (Call 09/15/28)	1,235	1,203,026
Series AA, 4.65%, 12/01/28 (Call 09/01/28)	638	596,065
Series X, 4.00%, 04/15/28 (Call 01/15/28)	1,501	1,379,394
Sands China Ltd., 5.65%, 08/08/28 (Call 05/08/28)	4,325	3,994,506

		8,481,239

Machinery — 1.6%
ABB Finance USA Inc., 3.80%, 04/03/28 (Call 01/03/28)(a)	364	342,752
CNH Industrial Capital LLC, 4.55%, 04/10/28 (Call 03/10/28)	1,699	1,596,161
John Deere Capital Corp.
1.50%, 03/06/28(a)	1,716	1,450,934
3.05%, 01/06/28	961	877,259
4.75%, 01/20/28(a)	3,345	3,249,447
4.90%, 03/03/28(a)	670	656,126
4.95%, 07/14/28	2,435	2,375,718
nVent Finance Sarl, 4.55%, 04/15/28 (Call 01/15/28)	1,171	1,087,250
Oshkosh Corp., 4.60%, 05/15/28 (Call 02/15/28)	809	767,203
Otis Worldwide Corp., 5.25%, 08/16/28 (Call 07/16/28)	1,735	1,688,029
Westinghouse Air Brake Technologies Corp., 4.70%, 09/15/28 (Call 06/15/28)	3,703	3,452,513
Xylem Inc./NY, 1.95%, 01/30/28 (Call 11/30/27)(a)	1,623	1,385,775

		18,929,167

72	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2028 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery - Diversified — 0.1%
Ingersoll Rand Inc., 5.40%, 08/14/28 (Call 07/14/28)	$1,110	$1,081,592
Nordson Corp., 5.60%, 09/15/28 (Call 08/15/28)	635	622,652

		1,704,244

Manufacturing — 0.5%
3M Co., 3.63%, 09/14/28 (Call 06/14/28)(a)	2,019	1,831,714
Eaton Corp., 4.35%, 05/18/28 (Call 04/18/28)	1,325	1,263,434
Teledyne Technologies Inc., 2.25%, 04/01/28 (Call 02/01/28)	2,101	1,793,703
Textron Inc., 3.38%, 03/01/28 (Call 12/01/27)	725	652,094

		5,540,945

Media — 2.7%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.75%, 02/15/28 (Call 11/15/27)	2,901	2,589,963
4.20%, 03/15/28 (Call 12/15/27)	3,055	2,782,224
Comcast Corp.
3.15%, 02/15/28 (Call 11/15/27)	4,663	4,224,599
3.55%, 05/01/28 (Call 02/01/28)	2,934	2,688,383
4.15%, 10/15/28 (Call 07/15/28)	9,929	9,275,696
Discovery Communications LLC, 3.95%, 03/20/28 (Call 12/20/27)	4,732	4,270,292
Paramount Global
3.38%, 02/15/28 (Call 11/15/27)	1,273	1,089,401
3.70%, 06/01/28 (Call 03/01/28)	1,233	1,062,819
TCI Communications Inc., 7.13%, 02/15/28	899	945,951
Walt Disney Co. (The), 2.20%, 01/13/28(a)	3,194	2,811,416

		31,740,744

Metal Fabricate & Hardware — 0.1%
Timken Co. (The), 4.50%, 12/15/28 (Call 09/15/28)	1,028	948,333

Mining — 0.9%
AngloGold Ashanti Holdings PLC, 3.38%, 11/01/28 (Call 09/01/28)	2,061	1,704,315
BHP Billiton Finance USA Ltd.
4.75%, 02/28/28 (Call 01/28/28)	2,190	2,113,029
5.10%, 09/08/28 (Call 08/08/28)(a)	2,350	2,291,319
Freeport-McMoRan Inc.
4.13%, 03/01/28 (Call 12/01/23)	1,370	1,244,570
4.38%, 08/01/28 (Call 12/01/23)	1,187	1,076,940
Rio Tinto Finance USA Ltd., 7.13%, 07/15/28	2,010	2,130,137

		10,560,310

Office & Business Equipment — 0.2%
CDW LLC/CDW Finance Corp.
3.28%, 12/01/28 (Call 10/01/28)	1,345	1,151,937
4.25%, 04/01/28 (Call 12/01/23)	1,577	1,433,347

		2,585,284

Oil & Gas — 2.9%
Apache Corp., 4.38%, 10/15/28 (Call 07/15/28)	825	736,644
BP Capital Markets America Inc.
3.94%, 09/21/28 (Call 06/21/28)	2,992	2,779,915
4.23%, 11/06/28 (Call 08/06/28)	4,946	4,644,996
BP Capital Markets PLC, 3.72%, 11/28/28 (Call 08/28/28)	2,155	1,974,815
Chevron USA Inc., 3.85%, 01/15/28 (Call 10/15/27)	1,788	1,691,798
Continental Resources Inc./OK, 4.38%, 01/15/28 (Call 10/15/27)	2,882	2,655,144
Devon Energy Corp., 5.88%, 06/15/28 (Call 11/13/23)	1,069	1,053,627
EQT Corp., 5.70%, 04/01/28 (Call 03/01/28)	1,385	1,347,105

Security	Par (000)	Value

Oil & Gas (continued)
Marathon Petroleum Corp., 3.80%, 04/01/28 (Call 01/01/28)	$1,387	$1,266,064
Occidental Petroleum Corp., 6.38%, 09/01/28 (Call 03/01/28)(a)	1,630	1,640,982
Ovintiv Inc., 5.65%, 05/15/28 (Call 04/15/28)	2,030	1,971,739
Patterson-UTI Energy Inc., 3.95%, 02/01/28 (Call 11/01/27)	850	752,898
Phillips 66, 3.90%, 03/15/28 (Call 12/15/27)	2,200	2,039,051
Phillips 66 Co., 3.75%, 03/01/28 (Call 12/01/27)	1,029	946,416
Shell International Finance BV, 3.88%, 11/13/28 (Call 08/13/28)	4,300	4,005,516
TotalEnergies Capital SA, 3.88%, 10/11/28	2,691	2,498,401
Valero Energy Corp., 4.35%, 06/01/28 (Call 03/01/28)	1,606	1,504,435

		33,509,546

Oil & Gas Services — 0.1%
Schlumberger Investment SA, 4.50%, 05/15/28 (Call 04/15/28)	1,030	986,327

Packaging & Containers — 0.5%
Amcor Finance USA Inc., 4.50%, 05/15/28 (Call 02/15/28)(a)	1,252	1,171,092
Berry Global Inc., 5.50%, 04/15/28 (Call 03/15/28)(a)(c)	1,590	1,523,148
WRKCo Inc.
3.90%, 06/01/28 (Call 03/01/28)	1,448	1,314,762
4.00%, 03/15/28 (Call 12/15/27)	1,786	1,639,049

		5,648,051

Pharmaceuticals — 6.7%
AbbVie Inc., 4.25%, 11/14/28 (Call 08/14/28)	4,950	4,661,017
Astrazeneca Finance LLC
1.75%, 05/28/28 (Call 03/28/28)	3,839	3,263,672
4.88%, 03/03/28 (Call 02/03/28)	2,561	2,499,658
Becton Dickinson and Co., 4.69%, 02/13/28 (Call 01/13/28)	2,576	2,464,998
Bristol-Myers Squibb Co., 3.90%, 02/20/28 (Call 11/20/27)	4,442	4,172,848
Cigna Group (The), 4.38%, 10/15/28 (Call 07/15/28)	10,470	9,785,894
CVS Health Corp., 4.30%, 03/25/28 (Call 12/25/27)	13,523	12,668,757
GlaxoSmithKline Capital Inc., 3.88%, 05/15/28	4,811	4,509,670
Johnson & Johnson, 2.90%, 01/15/28 (Call 10/15/27)	4,031	3,690,026
McKesson Corp.
3.95%, 02/16/28 (Call 11/16/27)(a)	906	853,403
4.90%, 07/15/28 (Call 06/15/28)	989	959,541
Merck & Co. Inc.
1.90%, 12/10/28 (Call 10/10/28)	2,797	2,366,763
4.05%, 05/17/28 (Call 04/17/28)	985	937,708
Merck Sharp & Dohme Corp., 5.95%, 12/01/28	1,138	1,163,911
Mylan Inc., 4.55%, 04/15/28 (Call 01/15/28)	2,328	2,121,439
Pfizer Inc., 3.60%, 09/15/28 (Call 06/15/28)(a)	2,465	2,278,502
Pfizer Investment Enterprises Pte Ltd., 4.45%, 05/19/28 (Call 04/19/28)	9,405	8,985,836
Pharmacia LLC, 6.60%, 12/01/28	1,650	1,719,461
Sanofi, 3.63%, 06/19/28 (Call 03/19/28)	2,648	2,470,975
Takeda Pharmaceutical Co. Ltd., 5.00%, 11/26/28 (Call 08/26/28)	4,622	4,461,788
Zoetis Inc., 3.90%, 08/20/28 (Call 05/20/28)	1,631	1,515,291

		77,551,158

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2028 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines — 3.6%
Cheniere Energy Inc., 4.63%, 10/15/28 (Call 11/13/23)	$4,305	$3,934,256
Energy Transfer LP
4.95%, 05/15/28 (Call 02/15/28)	2,205	2,085,205
4.95%, 06/15/28 (Call 03/15/28)	2,614	2,470,422
5.55%, 02/15/28 (Call 01/15/28)	2,585	2,510,635
6.10%, 12/01/28 (Call 11/01/28)	1,085	1,072,084
Enterprise Products Operating LLC, 4.15%, 10/16/28 (Call 07/16/28)	2,665	2,477,053
Kinder Morgan Inc., 4.30%, 03/01/28 (Call 12/01/27)	3,807	3,550,329
MPLX LP, 4.00%, 03/15/28 (Call 12/15/27)	3,429	3,141,887
ONEOK Inc.
4.55%, 07/15/28 (Call 04/15/28)	2,028	1,891,780
5.65%, 11/01/28 (Call 10/01/28)	2,095	2,044,665
Sabine Pass Liquefaction LLC, 4.20%, 03/15/28 (Call 09/15/27)	4,015	3,694,620
Targa Resources Corp., 5.00%, 01/15/28 (Call 12/01/23)	1,910	1,802,525
Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/28(a)	1,008	1,032,617
TransCanada PipeLines Ltd., 4.25%, 05/15/28 (Call 02/15/28)	4,051	3,744,751
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28 (Call 12/15/27)	1,080	993,436
Valero Energy Partners LP, 4.50%, 03/15/28 (Call 12/15/27)	1,403	1,320,415
Western Midstream Operating LP
4.50%, 03/01/28 (Call 12/01/27)	1,060	977,120
4.75%, 08/15/28 (Call 05/15/28)	890	827,479
Williams Companies Inc. (The), 5.30%, 08/15/28 (Call 07/15/28)	2,090	2,014,950

		41,586,229

Real Estate Investment Trusts — 6.9%
Agree LP, 2.00%, 06/15/28 (Call 04/15/28)(a)	1,132	927,297
Alexandria Real Estate Equities Inc., 3.95%, 01/15/28 (Call 10/15/27)	1,495	1,371,157
American Homes 4 Rent LP, 4.25%, 02/15/28 (Call 11/15/27)	1,457	1,337,441
American Tower Corp.
1.50%, 01/31/28 (Call 11/30/27)	1,969	1,620,103
3.60%, 01/15/28 (Call 10/15/27)	2,111	1,899,563
5.25%, 07/15/28 (Call 06/15/28)(a)	1,820	1,736,981
5.50%, 03/15/28 (Call 02/15/28)	1,220	1,182,017
5.80%, 11/15/28 (Call 10/15/28)	2,545	2,485,677
AvalonBay Communities Inc.
1.90%, 12/01/28 (Call 10/01/28)(a)	530	442,407
3.20%, 01/15/28 (Call 10/15/27)	1,523	1,379,091
Boston Properties LP, 4.50%, 12/01/28 (Call 09/01/28)	2,909	2,557,340
Brixmor Operating Partnership LP, 2.25%, 04/01/28 (Call 02/01/28)(a)	1,104	921,683
Camden Property Trust, 4.10%, 10/15/28 (Call 07/15/28)	1,182	1,089,756
Crown Castle Inc.
4.80%, 09/01/28 (Call 08/01/28)	1,660	1,552,010
5.00%, 01/11/28 (Call 12/11/27)	2,700	2,562,089
Crown Castle International Corp., 3.80%, 02/15/28 (Call 11/15/27)	2,873	2,590,355
CubeSmart LP, 2.25%, 12/15/28 (Call 10/15/28)	1,675	1,383,769

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Digital Realty Trust LP
4.45%, 07/15/28 (Call 04/15/28)(a)	$1,787	$1,653,091
5.55%, 01/15/28 (Call 12/15/27)	2,484	2,407,494
EPR Properties, 4.95%, 04/15/28 (Call 01/15/28)(a)	802	698,632
Equinix Inc.
1.55%, 03/15/28 (Call 01/15/28)	1,772	1,469,592
2.00%, 05/15/28 (Call 03/15/28)	1,050	876,796
ERP Operating LP
3.50%, 03/01/28 (Call 12/01/27)	1,591	1,442,730
4.15%, 12/01/28 (Call 09/01/28)	1,001	925,475
Essex Portfolio LP, 1.70%, 03/01/28 (Call 01/01/28)	1,207	1,001,428
Extra Space Storage LP, 5.70%, 04/01/28 (Call 03/01/28)	1,460	1,422,784
Federal Realty OP LP, 5.38%, 05/01/28 (Call 04/01/28)	865	833,062
GLP Capital LP/GLP Financing II Inc., 5.75%, 06/01/28 (Call 03/03/28)	1,320	1,240,959
Healthpeak Properties Inc., 2.13%, 12/01/28 (Call 10/01/28)(a)	1,419	1,170,560
Highwoods Realty LP, 4.13%, 03/15/28 (Call 12/15/27)	1,124	967,801
Hudson Pacific Properties LP, 5.95%, 02/15/28 (Call 01/15/28)(a)	757	597,233
Invitation Homes Operating Partnership LP, 2.30%, 11/15/28 (Call 09/15/28)	1,680	1,388,257
Kilroy Realty LP, 4.75%, 12/15/28 (Call 09/15/28)	1,007	885,062
Kimco Realty Corp., 1.90%, 03/01/28 (Call 01/01/28)	1,069	887,985
Mid-America Apartments LP, 4.20%, 06/15/28 (Call 03/15/28)	1,314	1,224,447
NNN REIT Inc., 4.30%, 10/15/28 (Call 07/15/28)(a)	1,023	933,171
Omega Healthcare Investors Inc., 4.75%, 01/15/28 (Call 10/15/27)	1,598	1,458,864
Physicians Realty LP, 3.95%, 01/15/28 (Call 10/15/27)	846	759,503
Piedmont Operating Partnership LP, 9.25%, 07/20/28 (Call 06/20/28)	880	876,473
Prologis LP
3.88%, 09/15/28 (Call 06/15/28)	1,245	1,142,254
4.00%, 09/15/28 (Call 06/15/28)	1,423	1,310,075
4.88%, 06/15/28 (Call 05/15/28)	1,625	1,562,944
Public Storage Operating Co.
1.85%, 05/01/28 (Call 03/01/28)	1,958	1,658,924
1.95%, 11/09/28 (Call 09/09/28)(a)	1,275	1,067,325
Realty Income Corp.
2.20%, 06/15/28 (Call 04/15/28)	1,145	964,777
3.40%, 01/15/28 (Call 11/15/27)	1,921	1,729,808
3.65%, 01/15/28 (Call 10/15/27)	1,771	1,611,702
4.70%, 12/15/28 (Call 11/15/28)	950	893,428
Regency Centers LP, 4.13%, 03/15/28 (Call 12/15/27)	855	783,334
Retail Opportunity Investments Partnership LP, 6.75%, 10/15/28 (Call 09/15/28)	770	747,732
Rexford Industrial Realty LP, 5.00%, 06/15/28 (Call 05/15/28)	890	843,152
Simon Property Group LP, 1.75%, 02/01/28 (Call 11/01/27)	2,477	2,079,781
Sixth Street Specialty Lending Inc., 6.95%, 08/14/28 (Call 07/14/28)	620	602,744
Spirit Realty LP, 2.10%, 03/15/28 (Call 01/15/28)	1,100	916,779

74	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2028 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
STORE Capital Corp., 4.50%, 03/15/28 (Call 12/15/27)	$920	$795,249
Sun Communities Operating LP, 2.30%, 11/01/28 (Call 09/01/28)	1,292	1,059,705
UDR Inc., 3.50%, 01/15/28 (Call 10/15/27)(a)	620	557,321
Ventas Realty LP, 4.00%, 03/01/28 (Call 12/01/27)	1,837	1,672,272
VICI Properties LP, 4.75%, 02/15/28 (Call 01/15/28)	3,600	3,315,092
Welltower OP LLC, 4.25%, 04/15/28 (Call 01/15/28)	2,040	1,881,117

		79,355,650

Retail — 3.5%
AutoNation Inc., 1.95%, 08/01/28 (Call 06/01/28)	1,323	1,065,112
AutoZone Inc.
4.50%, 02/01/28 (Call 01/01/28)	975	921,679
6.25%, 11/01/28 (Call 10/01/28)	1,045	1,055,628
Best Buy Co. Inc., 4.45%, 10/01/28 (Call 07/01/28)(a)	1,731	1,617,656
Dollar General Corp.
4.13%, 05/01/28 (Call 02/01/28)	1,498	1,382,851
5.20%, 07/05/28 (Call 06/05/28)(a)	1,699	1,631,938
Dollar Tree Inc., 4.20%, 05/15/28 (Call 02/15/28)	3,855	3,551,055
Genuine Parts Co., 6.50%, 11/01/28 (Call 10/01/28) .	580	579,560
Home Depot Inc. (The)
0.90%, 03/15/28 (Call 01/15/28)	1,335	1,107,118
1.50%, 09/15/28 (Call 07/15/28)	2,690	2,236,752
3.90%, 12/06/28 (Call 09/06/28)(a)	2,998	2,792,431
Lowe’s Companies Inc.
1.30%, 04/15/28 (Call 02/15/28)	2,998	2,477,235
1.70%, 09/15/28 (Call 07/15/28)	2,906	2,404,939
McDonald’s Corp.
3.80%, 04/01/28 (Call 01/01/28)	3,155	2,930,741
4.80%, 08/14/28 (Call 07/14/28)(a)	1,920	1,853,291
O’Reilly Automotive Inc., 4.35%, 06/01/28 (Call 03/01/28)(a)	1,862	1,757,820
Starbucks Corp.
3.50%, 03/01/28 (Call 12/01/27)	2,031	1,865,544
4.00%, 11/15/28 (Call 08/15/28)(a)	1,932	1,796,106
TJX Companies Inc. (The), 1.15%, 05/15/28 (Call 03/15/28)	1,406	1,163,503
Walmart Inc.
1.50%, 09/22/28 (Call 07/22/28)	3,276	2,757,811
3.70%, 06/26/28 (Call 03/26/28)(a)	3,468	3,259,098
3.90%, 04/15/28 (Call 03/15/28)	937	888,084

		41,095,952

Semiconductors — 2.4%
Analog Devices Inc., 1.70%, 10/01/28 (Call 08/01/28)	2,175	1,822,491
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.50%, 01/15/28 (Call 10/15/27)	2,225	2,003,316
Broadcom Inc.
1.95%, 02/15/28 (Call 12/15/27)(c)	2,076	1,752,365
4.11%, 09/15/28 (Call 06/15/28)	3,002	2,751,623
Intel Corp.
1.60%, 08/12/28 (Call 06/12/28)	3,000	2,510,027
4.88%, 02/10/28 (Call 01/10/28)	4,685	4,553,820
Marvell Technology Inc.
2.45%, 04/15/28 (Call 02/15/28)	2,038	1,740,324
4.88%, 06/22/28 (Call 03/22/28)	1,365	1,284,394
Micron Technology Inc., 5.38%, 04/15/28 (Call 03/15/28)	1,645	1,577,722
NVIDIA Corp., 1.55%, 06/15/28 (Call 04/15/28)	3,387	2,864,558

Security	Par (000)	Value

Semiconductors (continued)
NXP BV/NXP Funding LLC, 5.55%, 12/01/28 (Call 09/01/28)	$1,292	$1,249,016
QUALCOMM Inc., 1.30%, 05/20/28 (Call 02/20/28)	2,692	2,246,481
Texas Instruments Inc., 4.60%, 02/15/28 (Call 01/15/28)	1,872	1,818,558

		28,174,695

Shipbuilding — 0.1%
Huntington Ingalls Industries Inc., 2.04%, 08/16/28 (Call 06/16/28)	1,541	1,282,924

Software — 2.7%
Concentrix Corp., 6.60%, 08/02/28 (Call 07/02/28)(a)	2,175	2,084,034
Fidelity National Information Services Inc., 1.65%, 03/01/28 (Call 01/01/28)(a)	2,071	1,733,176
Fiserv Inc.
4.20%, 10/01/28 (Call 07/01/28)	3,492	3,221,626
5.38%, 08/21/28 (Call 07/21/28)	1,535	1,500,878
5.45%, 03/02/28 (Call 02/02/28)	2,070	2,028,165
Intuit Inc., 5.13%, 09/15/28 (Call 08/15/28)	2,200	2,164,243
Oracle Corp.
2.30%, 03/25/28 (Call 01/25/28)	5,669	4,869,870
4.50%, 05/06/28 (Call 04/06/28)(a)	1,840	1,741,776
Roper Technologies Inc., 4.20%, 09/15/28 (Call 06/15/28)	2,512	2,331,030
salesforce.com Inc.
1.50%, 07/15/28 (Call 05/15/28)	2,916	2,454,250
3.70%, 04/11/28 (Call 01/11/28)(a)	3,580	3,351,119
Take-Two Interactive Software Inc., 4.95%, 03/28/28 (Call 02/28/28)	1,280	1,229,679
VMware Inc., 1.80%, 08/15/28 (Call 06/15/28)(a)	2,409	1,988,000

		30,697,846

Telecommunications — 4.5%
AT&T Inc.
1.65%, 02/01/28 (Call 12/01/27)	6,273	5,246,541
4.10%, 02/15/28 (Call 11/15/27)	4,705	4,353,117
British Telecommunications PLC, 5.13%, 12/04/28 (Call 09/04/28)	2,000	1,898,774
Motorola Solutions Inc., 4.60%, 02/23/28 (Call 11/23/27)	1,935	1,829,001
Sprint Capital Corp., 6.88%, 11/15/28	6,720	6,874,822
T-Mobile USA Inc.
2.05%, 02/15/28 (Call 12/15/27)	4,550	3,877,759
4.75%, 02/01/28 (Call 11/13/23)	3,965	3,774,388
4.80%, 07/15/28 (Call 06/15/28)	2,380	2,265,011
4.95%, 03/15/28 (Call 02/15/28)	2,705	2,599,853
Verizon Communications Inc.
2.10%, 03/22/28 (Call 01/22/28)	7,924	6,759,988
4.33%, 09/21/28(a)	11,014	10,255,599
Vodafone Group PLC, 4.38%, 05/30/28(a)	2,415	2,294,169

		52,029,022

Transportation — 1.7%
Canadian National Railway Co., 6.90%, 07/15/28	1,334	1,408,916
Canadian Pacific Railway Co., 4.00%, 06/01/28 (Call 03/01/28)(a)	1,618	1,503,471
CH Robinson Worldwide Inc., 4.20%, 04/15/28 (Call 01/15/28)(a)	1,767	1,634,250
CSX Corp., 3.80%, 03/01/28 (Call 12/01/27)	2,370	2,202,587
FedEx Corp.
3.40%, 02/15/28 (Call 11/15/27)	1,518	1,381,946

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2028 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
4.20%, 10/17/28 (Call 07/17/28)(a)	$1,244	$1,160,372
Kirby Corp., 4.20%, 03/01/28 (Call 12/01/27)	1,320	1,215,173
Norfolk Southern Corp., 3.80%, 08/01/28 (Call 05/01/28)	2,104	1,931,070
Ryder System Inc.
5.25%, 06/01/28 (Call 05/01/28)	2,045	1,967,647
5.65%, 03/01/28 (Call 02/01/28)(a)	1,465	1,432,530
6.30%, 12/01/28 (Call 11/01/28)	1,075	1,071,067
Union Pacific Corp., 3.95%, 09/10/28 (Call 06/10/28)	3,315	3,101,155

		20,010,184

Trucking & Leasing — 0.1%
GATX Corp.
3.50%, 03/15/28 (Call 12/15/27)	812	725,062
4.55%, 11/07/28 (Call 08/07/28)	882	813,807

		1,538,869

Water — 0.2%
American Water Capital Corp., 3.75%, 09/01/28 (Call 06/01/28)	1,769	1,623,504
United Utilities PLC, 6.88%, 08/15/28(a)	946	979,108

		2,602,612

Total Long-Term Investments — 98.6% (Cost: $1,203,967,800)		1,142,016,731

Security	Shares	Value

Short-Term Securities

Money Market Funds — 5.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(d)(e)(f)	56,192,618	$56,215,095
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(d)(e)	2,660,000	2,660,000

Total Short-Term Securities — 5.1% (Cost: $58,852,778)		58,875,095

Total Investments — 103.7% (Cost: $1,262,820,578)		1,200,891,826

Liabilities in Excess of Other Assets — (3.7)%		(43,266,979)

Net Assets — 100.0%		$1,157,624,847

(a)	All or a portion of this security is on loan.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$37,798,990	$18,397,824	(a)	$—	$(4,011)	$22,292	$56,215,095	56,192,618	$178,217	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,900,000	760,000	(a)	—	—	—	2,660,000	2,660,000	105,792		1

					$(4,011)	$22,292	$58,875,095		$284,009		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

76	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2028 Term Corporate ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$1,142,016,731	$—	$1,142,016,731
Short-Term Securities
Money Market Funds	58,875,095	—	—	58,875,095

	$58,875,095	$1,142,016,731	$—	$1,200,891,826

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2029 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 0.6%
Boeing Co. (The), 3.20%, 03/01/29 (Call 12/01/28)	$2,977	$2,570,150
L3Harris Technologies Inc., 2.90%, 12/15/29 (Call 09/15/29)(a)	1,012	850,724
RTX Corp., 7.50%, 09/15/29(a)	1,115	1,199,123

		4,619,997

Agriculture — 1.9%
Altria Group Inc., 4.80%, 02/14/29 (Call 11/14/28)(a)	5,073	4,749,647
BAT Capital Corp., 3.46%, 09/06/29 (Call 06/06/29)	1,470	1,247,946
BAT International Finance PLC, 5.93%, 02/02/29 (Call 01/02/29)	2,220	2,158,772
Philip Morris International Inc.
3.38%, 08/15/29 (Call 05/15/29)(a)	2,069	1,800,083
5.63%, 11/17/29 (Call 09/17/29)	3,505	3,430,025

		13,386,473

Airlines — 0.1%
American Airlines Pass Through Trust
Series 2017-1, Class AA, 3.65%, 08/15/30	295	261,137
Series 2017-2, Class AA, 3.35%, 04/15/31	821	710,092

		971,229

Auto Manufacturers — 1.7%
American Honda Finance Corp., 2.25%, 01/12/29	2,063	1,749,121
Ford Motor Credit Co. LLC, 5.11%, 05/03/29 (Call 02/03/29)	45	40,807
General Motors Co., 5.40%, 10/15/29 (Call 08/15/29)(a)	2,722	2,555,103
General Motors Financial Co. Inc.
4.30%, 04/06/29 (Call 02/06/29)	2,930	2,601,230
5.65%, 01/17/29 (Call 10/17/28)	1,437	1,379,377
Toyota Motor Corp., 2.76%, 07/02/29(a)	847	736,795
Toyota Motor Credit Corp.
3.65%, 01/08/29	1,434	1,312,796
4.45%, 06/29/29(a)	2,052	1,941,498

		12,316,727

Auto Parts & Equipment — 0.2%
Aptiv PLC, 4.35%, 03/15/29 (Call 12/15/28)(a)	865	802,520
Lear Corp., 4.25%, 05/15/29 (Call 02/15/29)(a)	1,029	920,090

		1,722,610

Banks — 6.8%
Banco Santander SA, 3.31%, 06/27/29	2,677	2,284,453
Bank of New York Mellon Corp. (The)
3.30%, 08/23/29 (Call 05/23/29)	1,948	1,654,357
3.85%, 04/26/29 (Call 02/26/29)	1,075	980,174
Series J, 1.90%, 01/25/29 (Call 11/25/28)	1,169	966,408
Comerica Inc., 4.00%, 02/01/29 (Call 11/03/28)	1,481	1,209,905
ING Groep NV, 4.05%, 04/09/29	2,878	2,572,006
KeyBank NA/Cleveland OH, 3.90%, 04/13/29 (Call 03/13/29)	836	651,358
KeyCorp, 2.55%, 10/01/29(a)	1,885	1,409,701
Mitsubishi UFJ Financial Group Inc.
3.20%, 07/18/29	4,890	4,165,951
3.74%, 03/07/29	4,151	3,718,544
Northern Trust Corp., 3.15%, 05/03/29 (Call 02/03/29)	1,503	1,316,261
PNC Bank NA, 2.70%, 10/22/29	2,016	1,597,325
PNC Financial Services Group Inc. (The), 3.45%, 04/23/29 (Call 01/23/29)	4,276	3,693,163
Sumitomo Mitsui Financial Group Inc.
2.47%, 01/14/29(a)	955	794,208
2.72%, 09/27/29	1,687	1,388,446

Security	Par (000)	Value

Banks (continued)
3.04%, 07/16/29	$7,324	$6,171,530
3.20%, 09/17/29	985	835,525
Truist Financial Corp., 3.88%, 03/19/29 (Call 02/16/29)(a)	1,828	1,562,173
U.S. Bancorp., 3.00%, 07/30/29 (Call 04/30/29)	2,801	2,287,473
Webster Financial Corp., 4.10%, 03/25/29 (Call 12/25/28)	820	682,077
Wells Fargo & Co.
4.15%, 01/24/29 (Call 10/24/28)	6,616	6,007,522
Series B, 7.95%, 11/15/29	1,045	1,107,260
Wintrust Financial Corp., 4.85%, 06/06/29	565	488,318
Zions Bancorp. NA, 3.25%, 10/29/29 (Call 07/29/29)	1,135	844,307

		48,388,445

Beverages — 3.2%
Anheuser-Busch InBev Worldwide Inc., 4.75%, 01/23/29 (Call 10/23/28)	10,263	9,887,245
Coca-Cola Co. (The), 2.13%, 09/06/29(a)	2,489	2,095,232
Constellation Brands Inc., 3.15%, 08/01/29 (Call 05/01/29)	2,549	2,201,628
Diageo Capital PLC, 2.38%, 10/24/29 (Call 07/24/29)(a)	2,643	2,203,561
Keurig Dr Pepper Inc., 3.95%, 04/15/29 (Call 02/15/29)(a)	3,115	2,835,881
PepsiCo Inc.
2.63%, 07/29/29 (Call 04/29/29)	2,679	2,317,017
7.00%, 03/01/29	1,189	1,267,733

		22,808,297

Biotechnology — 0.7%
Amgen Inc.
3.00%, 02/22/29 (Call 12/22/28)	2,117	1,858,694
4.05%, 08/18/29 (Call 06/18/29)(a)	3,555	3,250,062

		5,108,756

Building Materials — 0.7%
Fortune Brands Home & Security Inc., 3.25%, 09/15/29 (Call 06/15/29)(a)	2,044	1,741,631
Owens Corning, 3.95%, 08/15/29 (Call 05/15/29)	1,459	1,292,956
Trane Technologies Luxembourg Finance SA, 3.80%, 03/21/29 (Call 12/21/28)	1,908	1,740,968

		4,775,555

Chemicals — 2.2%
Cabot Corp., 4.00%, 07/01/29 (Call 04/01/29)	824	737,195
Celanese U.S. Holdings LLC, 6.33%, 07/15/29 (Call 05/15/29)	2,173	2,092,812
Dow Chemical Co. (The), 7.38%, 11/01/29	2,615	2,770,604
FMC Corp., 3.45%, 10/01/29 (Call 07/01/29)(a)	1,399	1,158,400
Huntsman International LLC, 4.50%, 05/01/29 (Call 02/01/29)	2,236	2,000,075
Nutrien Ltd., 4.20%, 04/01/29 (Call 01/01/29)(a)	2,260	2,073,906
PPG Industries Inc., 2.80%, 08/15/29 (Call 05/15/29)	744	635,498
Rohm & Haas Co., 7.85%, 07/15/29	980	1,049,631
RPM International Inc., 4.55%, 03/01/29 (Call 12/01/28)	992	913,042
Sherwin-Williams Co. (The), 2.95%, 08/15/29 (Call 05/15/29)	2,469	2,105,079

		15,536,242

Commercial Services — 2.7%
Global Payments Inc.
3.20%, 08/15/29 (Call 05/15/29)	3,496	2,936,630
5.30%, 08/15/29 (Call 06/15/29)	1,425	1,335,998
Moody’s Corp., 4.25%, 02/01/29 (Call 11/01/28)	1,315	1,223,001

78	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2029 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
PayPal Holdings Inc., 2.85%, 10/01/29 (Call 07/01/29)	$4,295	$3,653,018
RELX Capital Inc., 4.00%, 03/18/29 (Call 12/18/28)	3,016	2,777,250
S&P Global Inc.
2.50%, 12/01/29 (Call 09/01/29)	1,668	1,395,421
2.70%, 03/01/29 (Call 01/01/29)	2,739	2,371,946
4.25%, 05/01/29 (Call 02/01/29)	2,360	2,196,383
Verisk Analytics Inc., 4.13%, 03/15/29 (Call 12/15/28)	1,872	1,714,671

		19,604,318

Computers — 2.9%
Apple Inc.
2.20%, 09/11/29 (Call 06/11/29)	3,960	3,351,442
3.25%, 08/08/29 (Call 06/08/29)	2,367	2,135,867
Dell International LLC/EMC Corp., 5.30%, 10/01/29 (Call 07/01/29)	4,660	4,442,505
HP Inc., 4.00%, 04/15/29 (Call 02/15/29)(a)	2,980	2,694,768
International Business Machines Corp., 3.50%, 05/15/29	8,085	7,202,386
Western Digital Corp., 2.85%, 02/01/29 (Call 12/01/28)	1,340	1,043,384

		20,870,352

Cosmetics & Personal Care — 0.9%
Estee Lauder Companies Inc. (The), 2.38%, 12/01/29 (Call 09/01/29)	2,141	1,770,180
GSK Consumer Healthcare Capital U.S. LLC, 3.38%, 03/24/29 (Call 01/24/29)	3,067	2,710,759
Unilever Capital Corp., 2.13%, 09/06/29 (Call 06/06/29)	2,395	1,992,353

		6,473,292

Diversified Financial Services — 3.2%
Air Lease Corp., 3.25%, 10/01/29 (Call 07/01/29)	1,526	1,282,906
American Express Co., 4.05%, 05/03/29 (Call 03/03/29)	2,780	2,542,800
Brookfield Finance Inc., 4.85%, 03/29/29 (Call 12/29/28)	2,977	2,768,084
Charles Schwab Corp. (The)
2.75%, 10/01/29 (Call 07/01/29)(a)	1,308	1,075,750
3.25%, 05/22/29 (Call 02/22/29)(a)	1,874	1,593,778
4.00%, 02/01/29 (Call 11/01/28)(a)	1,643	1,475,931
Intercontinental Exchange Inc., 4.35%, 06/15/29 (Call 04/15/29)	3,697	3,418,093
Lazard Group LLC, 4.38%, 03/11/29 (Call 12/11/28)(a)	1,599	1,451,201
Mastercard Inc., 2.95%, 06/01/29 (Call 03/01/29)(a)	3,071	2,696,169
Nomura Holdings Inc.
2.71%, 01/22/29	1,774	1,467,137
5.61%, 07/06/29	1,443	1,373,845
Synchrony Financial, 5.15%, 03/19/29 (Call 12/19/28)	1,711	1,477,221

		22,622,915

Electric — 6.1%
Arizona Public Service Co., 2.60%, 08/15/29 (Call 05/15/29)	994	840,750
Avangrid Inc., 3.80%, 06/01/29 (Call 03/01/29)	2,126	1,868,144
Black Hills Corp., 3.05%, 10/15/29 (Call 07/15/29)	1,202	993,392
Consumers Energy Co., 4.90%, 02/15/29 (Call 12/15/28)	700	676,180
DTE Energy Co., Series C, 3.40%, 06/15/29 (Call 03/15/29)(a)	1,049	909,820
Duke Energy Carolinas LLC, 2.45%, 08/15/29 (Call 05/15/29)	1,208	1,008,453
Duke Energy Corp., 3.40%, 06/15/29 (Call 03/15/29)	1,619	1,418,186

Security	Par (000)	Value

Electric (continued)
Duke Energy Florida LLC, 2.50%, 12/01/29 (Call 09/01/29)(a)	$1,719	$1,430,487
Duke Energy Ohio Inc., 3.65%, 02/01/29 (Call 11/01/28)(a)	1,023	923,258
Duke Energy Progress LLC, 3.45%, 03/15/29 (Call 12/15/28)	1,595	1,426,241
Edison International, 6.95%, 11/15/29 (Call 09/15/29)	1,565	1,591,406
Entergy Texas Inc., 4.00%, 03/30/29 (Call 12/30/28)	487	443,913
Evergy Inc., 2.90%, 09/15/29 (Call 06/15/29)	2,092	1,756,881
Eversource Energy, Series O, 4.25%, 04/01/29 (Call 01/01/29)	1,381	1,266,607
Georgia Power Co., Series B, 2.65%, 09/15/29 (Call 06/15/29)	1,984	1,666,737
Interstate Power & Light Co., 3.60%, 04/01/29 (Call 01/01/29)	1,022	915,384
MidAmerican Energy Co., 3.65%, 04/15/29 (Call 01/15/29)	2,728	2,459,062
National Rural Utilities Cooperative Finance Corp., 3.70%, 03/15/29 (Call 12/15/28)(a)	905	811,489
Nevada Power Co., Series CC, 3.70%, 05/01/29 (Call 02/01/29)	1,376	1,228,574
NextEra Energy Capital Holdings Inc.
2.75%, 11/01/29 (Call 08/01/29)	3,035	2,517,233
3.50%, 04/01/29 (Call 01/01/29)	1,333	1,175,887
NSTAR Electric Co., 3.25%, 05/15/29 (Call 02/15/29)	1,211	1,071,963
Oncor Electric Delivery Co. LLC, 5.75%, 03/15/29 (Call 12/15/28)(a)	1,186	1,194,167
Pacific Gas and Electric Co.
4.20%, 03/01/29 (Call 01/01/29)	795	693,554
6.10%, 01/15/29 (Call 12/15/28)	2,710	2,607,408
PacifiCorp, 3.50%, 06/15/29 (Call 03/15/29)(a)	626	547,593
Public Service Electric & Gas Co., 3.20%, 05/15/29 (Call 02/15/29)	579	509,892
Sempra Energy, 3.70%, 04/01/29 (Call 02/01/29)(a)	1,496	1,327,193
Southern California Edison Co.
2.85%, 08/01/29 (Call 05/01/29)	1,417	1,202,620
6.65%, 04/01/29(a)	589	597,190
Series A, 4.20%, 03/01/29 (Call 12/01/28)	1,508	1,386,487
Southern Co. (The), 5.50%, 03/15/29 (Call 01/15/29)	1,240	1,215,261
Union Electric Co., 3.50%, 03/15/29 (Call 12/15/28)	1,224	1,094,153
Virginia Electric & Power Co., Series A, 2.88%, 07/15/29 (Call 04/15/29)(a)	1,633	1,403,336
Wisconsin Power and Light Co., 3.00%, 07/01/29 (Call 04/01/29)	750	648,560
Xcel Energy Inc., 2.60%, 12/01/29 (Call 06/01/29)	1,501	1,240,482

		44,067,943

Electronics — 1.4%
Allegion PLC, 3.50%, 10/01/29 (Call 07/01/29)(a)	1,225	1,047,601
Amphenol Corp., 4.35%, 06/01/29 (Call 03/01/29)	1,028	959,157
Flex Ltd., 4.88%, 06/15/29 (Call 03/15/29)	1,965	1,799,671
Honeywell International Inc.
2.70%, 08/15/29 (Call 05/15/29)	2,160	1,857,681
4.25%, 01/15/29 (Call 12/15/28)	2,095	1,976,371
Jabil Inc., 5.45%, 02/01/29 (Call 01/01/29)	910	875,080
Keysight Technologies Inc., 3.00%, 10/30/29 (Call 07/30/29)	1,404	1,179,683

		9,695,244

Entertainment — 0.5%
Warnermedia Holdings Inc., 4.05%, 03/15/29 (Call 01/15/29)	4,062	3,593,324

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2029 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Environmental Control — 0.8%
Republic Services Inc., 4.88%, 04/01/29 (Call 03/01/29)	$1,295	$1,242,282
Waste Connections Inc., 3.50%, 05/01/29 (Call 02/01/29)(a)	1,583	1,417,426
Waste Management Inc.
2.00%, 06/01/29 (Call 04/01/29)	1,418	1,170,132
4.88%, 02/15/29 (Call 01/15/29)(a)	2,230	2,148,759

		5,978,599

Food — 1.2%
Ahold Finance USA LLC, 6.88%, 05/01/29(a)	740	771,354
Hershey Co. (The), 2.45%, 11/15/29 (Call 08/15/29)(a)	818	694,527
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc., 3.00%, 02/02/29 (Call 12/02/28)	1,690	1,389,484
Kraft Heinz Foods Co., 4.63%, 01/30/29 (Call 10/30/28)(a)	1,408	1,328,825
Kroger Co. (The), 4.50%, 01/15/29 (Call 10/15/28)(a)	2,039	1,913,723
Tyson Foods Inc., 4.35%, 03/01/29 (Call 12/01/28)(a)	3,026	2,781,499

		8,879,412

Forest Products & Paper — 0.7%
Georgia-Pacific LLC, 7.75%, 11/15/29	995	1,074,246
Suzano Austria GmbH, 6.00%, 01/15/29 (Call 10/15/28)(a)	4,007	3,846,310

		4,920,556

Gas — 0.6%
Atmos Energy Corp., 2.63%, 09/15/29 (Call 06/15/29)	1,020	871,289
NiSource Inc., 2.95%, 09/01/29 (Call 06/01/29)(a)	2,195	1,867,634
Piedmont Natural Gas Co. Inc., 3.50%, 06/01/29 (Call 03/01/29)(a)	1,678	1,460,831

		4,199,754

Health Care - Products — 1.1%
Agilent Technologies Inc., 2.75%, 09/15/29 (Call 06/15/29)	1,384	1,165,713
DH Europe Finance II Sarl, 2.60%, 11/15/29 (Call 08/15/29)	2,609	2,206,408
Revvity Inc., 3.30%, 09/15/29 (Call 06/15/29)	2,548	2,171,670
Thermo Fisher Scientific Inc., 2.60%, 10/01/29 (Call 07/01/29)(a)	2,889	2,449,030

		7,992,821

Health Care - Services — 5.3%
Adventist Health System/West, 2.95%, 03/01/29 (Call 12/01/28)	760	646,945
Ascension Health, Series B, 2.53%, 11/15/29 (Call 08/15/29)	2,155	1,812,060
Centene Corp., 4.63%, 12/15/29 (Call 12/15/24)	9,475	8,466,868
CommonSpirit Health, 3.35%, 10/01/29 (Call 04/01/29)	1,680	1,440,920
Elevance Health Inc., 2.88%, 09/15/29 (Call 06/15/29)	2,488	2,112,930
HCA Inc.
3.38%, 03/15/29 (Call 01/15/29)	1,280	1,100,097
4.13%, 06/15/29 (Call 03/15/29)	5,374	4,768,928
5.88%, 02/01/29 (Call 08/01/28)	2,758	2,671,415
Humana Inc.
3.13%, 08/15/29 (Call 05/15/29)	1,453	1,257,265
3.70%, 03/23/29 (Call 02/23/29)(a)	2,269	2,052,010
Laboratory Corp. of America Holdings, 2.95%, 12/01/29 (Call 09/01/29)	1,774	1,496,204
Providence St Joseph Health Obligated Group, Series 19A, 2.53%, 10/01/29 (Call 07/01/29)	1,432	1,176,201
Quest Diagnostics Inc., 4.20%, 06/30/29 (Call 03/30/29)(a)	1,463	1,345,142

Security	Par (000)	Value

Health Care - Services (continued)
Rush Obligated Group, Series 2020, 3.92%, 11/15/29 (Call 08/15/29)(a)	$563	$505,821
UnitedHealth Group Inc.
2.88%, 08/15/29(a)	2,375	2,059,638
4.00%, 05/15/29 (Call 03/15/29)	2,497	2,311,206
4.25%, 01/15/29 (Call 12/15/28)	2,975	2,796,523

		38,020,173

Holding Companies - Diversified — 0.2%
Blackstone Private Credit Fund, 4.00%, 01/15/29 (Call 11/15/28)(a)	1,600	1,338,835

Home Builders — 0.1%
Toll Brothers Finance Corp., 3.80%, 11/01/29 (Call 08/01/29)(a)	1,100	948,100

Home Furnishings — 0.5%
Leggett & Platt Inc., 4.40%, 03/15/29 (Call 12/15/28)	1,467	1,330,450
Whirlpool Corp., 4.75%, 02/26/29 (Call 11/26/28)(a)	2,114	1,976,538

		3,306,988

Household Products & Wares — 0.4%
Clorox Co. (The), 4.40%, 05/01/29 (Call 03/01/29)	1,725	1,598,863
Kimberly-Clark Corp., 3.20%, 04/25/29 (Call 01/25/29)(a)	1,657	1,483,550

		3,082,413

Insurance — 3.6%
Aon Corp., 3.75%, 05/02/29 (Call 02/02/29)	2,378	2,125,729
AXIS Specialty Finance LLC, 3.90%, 07/15/29 (Call 04/15/29)(a)	813	718,961
Brown & Brown Inc., 4.50%, 03/15/29 (Call 12/15/28)	805	737,163
CNA Financial Corp., 3.90%, 05/01/29 (Call 02/01/29)	961	862,080
CNO Financial Group Inc., 5.25%, 05/30/29 (Call 02/28/29)	1,548	1,427,506
Corebridge Financial Inc., 3.85%, 04/05/29 (Call 02/05/29)	2,599	2,294,308
Enstar Group Ltd., 4.95%, 06/01/29 (Call 03/01/29)	1,272	1,158,898
Hartford Financial Services Group Inc. (The), 2.80%, 08/19/29 (Call 05/19/29)(a)	1,869	1,582,749
Markel Group Inc., 3.35%, 09/17/29 (Call 06/17/29)	923	802,984
Marsh & McLennan Companies Inc., 4.38%, 03/15/29 (Call 12/15/28)	4,433	4,148,536
PartnerRe Finance B LLC, 3.70%, 07/02/29 (Call 04/02/29)(a)	728	642,962
Principal Financial Group Inc., 3.70%, 05/15/29 (Call 02/15/29)	1,496	1,326,760
Progressive Corp. (The)
4.00%, 03/01/29 (Call 12/01/28)(a)	1,742	1,619,573
6.63%, 03/01/29(a)	1,069	1,121,492
Reinsurance Group of America Inc., 3.90%, 05/15/29 (Call 02/15/29)(a)	1,877	1,653,604
RenaissanceRe Holdings Ltd., 3.60%, 04/15/29 (Call 01/15/29)	1,341	1,169,572
Unum Group, 4.00%, 06/15/29 (Call 03/15/29)	460	409,852
Willis North America Inc., 2.95%, 09/15/29 (Call 06/15/29)	2,237	1,875,639

		25,678,368

Internet — 1.3%
Amazon.com Inc.
3.45%, 04/13/29 (Call 02/13/29)	3,382	3,085,465
4.65%, 12/01/29 (Call 10/01/29)	3,704	3,566,326

80	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2029 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
Netflix Inc., 6.38%, 05/15/29(a)	$2,490	$2,555,681

		9,207,472

Iron & Steel — 0.2%
ArcelorMittal SA, 4.25%, 07/16/29	1,430	1,288,517

Lodging — 0.6%
Choice Hotels International Inc., 3.70%, 12/01/29 (Call 09/01/29)	1,056	863,989
Marriott International Inc./MD, 4.90%, 04/15/29 (Call 03/15/29)	2,399	2,250,062
Sands China Ltd., 3.10%, 03/08/29 (Call 01/08/29)	1,675	1,345,098

		4,459,149

Machinery — 1.2%
Caterpillar Inc., 2.60%, 09/19/29 (Call 06/19/29)(a)	1,341	1,155,061
CNH Industrial Capital LLC, 5.50%, 01/12/29 (Call 12/12/28)	705	682,639
Deere & Co., 5.38%, 10/16/29(a)	1,108	1,105,454
Dover Corp., 2.95%, 11/04/29 (Call 08/04/29)(a)	588	505,359
John Deere Capital Corp.
2.80%, 07/18/29	1,049	907,637
3.35%, 04/18/29	1,355	1,219,817
3.45%, 03/07/29	1,485	1,341,893
4.85%, 10/11/29(a)	1,090	1,056,235
Rockwell Automation Inc., 3.50%, 03/01/29 (Call 12/01/28)(a)	767	699,993

		8,674,088

Manufacturing — 1.6%
3M Co.
2.38%, 08/26/29 (Call 05/26/29)(a)	2,764	2,256,494
3.38%, 03/01/29 (Call 12/01/28)(a)	2,209	1,941,847
Parker-Hannifin Corp.
3.25%, 06/14/29 (Call 03/14/29)	2,808	2,466,629
4.50%, 09/15/29 (Call 07/15/29)	2,815	2,618,786
Pentair Finance Sarl, 4.50%, 07/01/29 (Call 04/01/29)	1,260	1,140,057
Textron Inc., 3.90%, 09/17/29 (Call 06/17/29)	934	830,749

		11,254,562

Media — 3.0%
Charter Communications Operating LLC/Charter Communications Operating Capital
2.25%, 01/15/29 (Call 11/15/28)	3,390	2,746,369
5.05%, 03/30/29 (Call 12/30/28)	3,376	3,123,884
Comcast Corp., 4.55%, 01/15/29 (Call 12/15/28)	3,203	3,040,772
Discovery Communications LLC, 4.13%, 05/15/29 (Call 02/15/29)(a)	2,097	1,846,613
Fox Corp., 4.71%, 01/25/29 (Call 10/25/28)	5,394	5,041,721
Paramount Global, 4.20%, 06/01/29 (Call 03/01/29)	1,307	1,108,349
Walt Disney Co. (The), 2.00%, 09/01/29 (Call 06/01/29)(a)	5,497	4,504,567

		21,412,275

Mining — 0.4%
Freeport-McMoRan Inc., 5.25%, 09/01/29 (Call 09/01/24)(a)	1,435	1,351,401
Newmont Corp., 2.80%, 10/01/29 (Call 07/01/29)	2,011	1,685,888

		3,037,289

Office & Business Equipment — 0.2%
CDW LLC/CDW Finance Corp., 3.25%, 02/15/29 (Call 12/01/23)	1,693	1,436,857

Oil & Gas — 3.1%
Chevron USA Inc., 3.25%, 10/15/29 (Call 07/15/29)	1,655	1,469,596

Security	Par (000)	Value

Oil & Gas (continued)
ConocoPhillips Co., 6.95%, 04/15/29	$3,323	$3,544,585
Coterra Energy Inc., 4.38%, 03/15/29 (Call 12/15/28)(a)	1,239	1,134,241
Diamondback Energy Inc., 3.50%, 12/01/29 (Call 09/01/29)	3,066	2,683,638
EQT Corp., 5.00%, 01/15/29 (Call 07/15/28)	975	913,112
Exxon Mobil Corp., 2.44%, 08/16/29 (Call 05/16/29)(a)	2,691	2,295,464
Hess Corp., 7.88%, 10/01/29	1,106	1,214,396
Patterson-UTI Energy Inc., 5.15%, 11/15/29 (Call 08/15/29)(a)	555	495,510
Phillips 66 Co., 3.15%, 12/15/29 (Call 09/15/29)	1,620	1,381,740
Shell International Finance BV, 2.38%, 11/07/29 (Call 08/07/29)	4,058	3,396,969
TotalEnergies Capital International SA, 3.45%, 02/19/29 (Call 11/19/28)(a)	3,509	3,175,417
Valero Energy Corp., 4.00%, 04/01/29 (Call 01/01/29)(a)	675	616,082

		22,320,750

Oil & Gas Services — 0.4%
Baker Hughes Holdings LLC/Baker Hughes
Co-Obligor Inc., 3.14%, 11/07/29 (Call 08/07/29)(a)	1,735	1,486,659
NOV Inc., 3.60%, 12/01/29 (Call 09/01/29)	1,373	1,185,923

		2,672,582

Packaging & Containers — 0.5%
Packaging Corp. of America, 3.00%, 12/15/29 (Call 09/15/29)(a)	1,442	1,217,011
WRKCo Inc., 4.90%, 03/15/29 (Call 12/15/28)(a)	2,242	2,120,217

		3,337,228

Pharmaceuticals — 5.6%
AbbVie Inc., 3.20%, 11/21/29 (Call 08/21/29)	14,192	12,368,266
AstraZeneca PLC, 4.00%, 01/17/29 (Call 10/17/28)	2,860	2,663,024
Bristol-Myers Squibb Co., 3.40%, 07/26/29 (Call 04/26/29)	6,174	5,539,014
CVS Health Corp.
3.25%, 08/15/29 (Call 05/15/29)	4,719	4,075,230
5.00%, 01/30/29 (Call 12/30/28)	2,710	2,592,157
Eli Lilly & Co., 3.38%, 03/15/29 (Call 12/15/28)	2,486	2,262,794
GlaxoSmithKline Capital PLC, 3.38%, 06/01/29 (Call 03/01/29)	2,651	2,388,117
Johnson & Johnson, 6.95%, 09/01/29	235	255,486
Merck & Co. Inc., 3.40%, 03/07/29 (Call 12/07/28)	4,492	4,061,221
Pfizer Inc., 3.45%, 03/15/29 (Call 12/15/28)(a)	4,470	4,059,163

		40,264,472

Pipelines — 4.3%
Boardwalk Pipelines LP, 4.80%, 05/03/29 (Call 02/03/29)	1,186	1,091,515
Cheniere Corpus Christi Holdings LLC, 3.70%, 11/15/29 (Call 05/18/29)(a)	3,302	2,878,255
Cheniere Energy Partners LP, 4.50%, 10/01/29 (Call 10/01/24)	3,945	3,532,328
DCP Midstream Operating LP, 5.13%, 05/15/29 (Call 02/15/29)	1,658	1,563,730
Eastern Gas Transmission & Storage Inc., 3.00%, 11/15/29 (Call 08/15/29)	1,167	977,792
Enbridge Inc., 3.13%, 11/15/29 (Call 08/15/29)	2,547	2,155,934
Energy Transfer LP
4.15%, 09/15/29 (Call 06/15/29)	1,605	1,427,113
5.25%, 04/15/29 (Call 01/15/29)(a)	4,038	3,832,908
Enterprise Products Operating LLC, 3.13%, 07/31/29 (Call 04/30/29)	3,561	3,091,218

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2029 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
MPLX LP, 4.80%, 02/15/29 (Call 11/15/28)	$2,074	$1,940,894
ONEOK Inc.
3.40%, 09/01/29 (Call 06/01/29)	1,969	1,685,563
4.35%, 03/15/29 (Call 12/15/28)	1,819	1,653,666
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/29 (Call 09/15/29)	2,844	2,415,746
Targa Resources Corp., 6.88%, 01/15/29 (Call 01/15/24)	1,715	1,708,088
Western Midstream Operating LP, 6.35%, 01/15/29 (Call 12/15/28)(a)	990	984,022

		30,938,772

Real Estate Investment Trusts — 8.7%
Alexandria Real Estate Equities Inc.
2.75%, 12/15/29 (Call 09/15/29)	1,232	1,003,520
4.50%, 07/30/29 (Call 04/30/29)	918	833,436
American Homes 4 Rent LP, 4.90%, 02/15/29 (Call 11/15/28)(a)	1,117	1,040,217
American Tower Corp.
3.80%, 08/15/29 (Call 05/15/29)	4,496	3,934,589
3.95%, 03/15/29 (Call 12/15/28)	1,698	1,512,462
AvalonBay Communities Inc., 3.30%, 06/01/29 (Call 03/01/29)	1,222	1,068,204
Boston Properties LP, 3.40%, 06/21/29 (Call 03/21/29)	2,432	1,969,261
Brixmor Operating Partnership LP, 4.13%, 05/15/29 (Call 02/15/29)	2,074	1,816,904
Camden Property Trust, 3.15%, 07/01/29 (Call 04/01/29)	1,679	1,458,090
Corporate Office Properties LP, 2.00%, 01/15/29 (Call 11/15/28)	1,080	819,417
Crown Castle International Corp.
3.10%, 11/15/29 (Call 08/15/29)	1,729	1,433,805
4.30%, 02/15/29 (Call 11/15/28)	1,597	1,446,914
CubeSmart LP, 4.38%, 02/15/29 (Call 11/15/28)	932	848,138
Digital Realty Trust LP, 3.60%, 07/01/29 (Call 04/01/29)(a)	2,687	2,330,882
EPR Properties, 3.75%, 08/15/29 (Call 05/15/29)	900	710,432
Equinix Inc., 3.20%, 11/18/29 (Call 08/18/29)	3,363	2,841,478
ERP Operating LP, 3.00%, 07/01/29 (Call 04/01/29)	1,693	1,455,356
Essex Portfolio LP, 4.00%, 03/01/29 (Call 12/01/28)	1,437	1,287,971
Extra Space Storage LP
3.90%, 04/01/29 (Call 02/01/29)	1,185	1,050,348
4.00%, 06/15/29 (Call 03/15/29)	1,014	900,932
Federal Realty Investment Trust, 3.20%, 06/15/29 (Call 03/15/29)	590	500,574
GLP Capital LP/GLP Financing II Inc., 5.30%, 01/15/29 (Call 10/15/28)	1,808	1,650,878
Healthpeak Properties Inc., 3.50%, 07/15/29 (Call 04/15/29)	1,832	1,584,474
Highwoods Realty LP, 4.20%, 04/15/29 (Call 01/15/29)	895	751,278
Host Hotels & Resorts LP, Series H, 3.38%, 12/15/29 (Call 09/15/29)	1,888	1,553,764
Hudson Pacific Properties LP, 4.65%, 04/01/29 (Call 01/01/29)(a)	1,099	786,165
Kilroy Realty LP, 4.25%, 08/15/29 (Call 05/15/29)	962	804,065
Mid-America Apartments LP, 3.95%, 03/15/29 (Call 12/15/28)	1,468	1,336,535
Oaktree Specialty Lending Corp., 7.10%, 02/15/29 (Call 01/15/29)	560	534,287

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Omega Healthcare Investors Inc., 3.63%, 10/01/29 (Call 07/01/29)	$1,472	$1,196,632
Prologis LP
2.88%, 11/15/29 (Call 08/15/29)	1,125	948,172
4.38%, 02/01/29 (Call 11/01/28)	924	857,908
Public Storage Operating Co.
3.39%, 05/01/29 (Call 02/01/29)	1,327	1,178,348
5.13%, 01/15/29 (Call 12/15/28)	1,460	1,421,829
Realty Income Corp.
3.10%, 12/15/29 (Call 09/15/29)	2,123	1,790,389
3.25%, 06/15/29 (Call 03/15/29)(a)	1,003	876,257
Regency Centers LP, 2.95%, 09/15/29 (Call 06/15/29)(a)	966	805,734
Sabra Health Care LP, 3.90%, 10/15/29 (Call 07/15/29)	879	725,484
Simon Property Group LP, 2.45%, 09/13/29 (Call 06/13/29)(a)	3,522	2,873,463
Spirit Realty LP, 4.00%, 07/15/29 (Call 04/15/29)	1,292	1,126,710
STORE Capital Corp., 4.63%, 03/15/29 (Call 12/15/28)	998	841,755
UDR Inc., 4.40%, 01/26/29 (Call 10/26/28)	913	832,576
Ventas Realty LP, 4.40%, 01/15/29 (Call 10/15/28)	2,299	2,099,403
Welltower OP LLC
2.05%, 01/15/29 (Call 11/15/28)	1,313	1,069,372
4.13%, 03/15/29 (Call 12/15/28)	1,742	1,571,710
Weyerhaeuser Co., 4.00%, 11/15/29 (Call 08/15/29)	2,190	1,941,287
WP Carey Inc., 3.85%, 07/15/29 (Call 04/15/29)	1,107	965,866

		62,387,271

Retail — 3.0%
AutoZone Inc., 3.75%, 04/18/29 (Call 01/18/29)	1,416	1,263,103
Home Depot Inc. (The), 2.95%, 06/15/29 (Call 03/15/29)	4,405	3,862,772
Lowe’s Companies Inc.
3.65%, 04/05/29 (Call 01/05/29)	4,268	3,828,815
6.50%, 03/15/29	840	871,132
McDonald’s Corp., 2.63%, 09/01/29 (Call 06/01/29)	3,105	2,642,662
O’Reilly Automotive Inc., 3.90%, 06/01/29 (Call 03/01/29)	1,731	1,568,155
Starbucks Corp., 3.55%, 08/15/29 (Call 05/15/29)	3,127	2,797,968
Target Corp., 3.38%, 04/15/29 (Call 01/15/29)	2,628	2,371,697
Walmart Inc.
2.38%, 09/24/29 (Call 06/24/29)	712	609,691
3.25%, 07/08/29 (Call 04/08/29)(a)	1,525	1,374,278

		21,190,273

Semiconductors — 4.4%
Broadcom Inc.
4.00%, 04/15/29 (Call 02/15/29)(a)(b)	2,235	1,995,518
4.75%, 04/15/29 (Call 01/15/29)	4,346	4,040,285
Intel Corp.
2.45%, 11/15/29 (Call 08/15/29)	5,225	4,386,654
4.00%, 08/05/29 (Call 06/05/29)	2,580	2,374,528
KLA Corp., 4.10%, 03/15/29 (Call 12/15/28)	2,480	2,311,382
Lam Research Corp., 4.00%, 03/15/29 (Call 12/15/28)	2,935	2,721,946
Marvell Technology Inc., 5.75%, 02/15/29 (Call 01/15/29)	940	913,051
Micron Technology Inc.
5.33%, 02/06/29 (Call 11/06/28)	1,947	1,849,649
6.75%, 11/01/29 (Call 09/01/29)	3,435	3,448,673

82	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2029 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors (continued)
NXP BV/NXP Funding LLC/NXP USA Inc., 4.30%, 06/18/29 (Call 03/18/29)	$2,927	$2,639,082
Qorvo Inc., 4.38%, 10/15/29 (Call 10/15/24)	2,275	1,978,053
Texas Instruments Inc., 2.25%, 09/04/29 (Call 06/04/29)	2,275	1,912,020
TSMC Arizona Corp., 4.13%, 04/22/29 (Call 02/22/29)(a)	795	742,853

		31,313,694

Software — 2.3%
Broadridge Financial Solutions Inc., 2.90%, 12/01/29 (Call 09/01/29)	2,039	1,696,231
Fidelity National Information Services Inc., 3.75%, 05/21/29 (Call 02/21/29)(a)	1,170	1,049,953
Fiserv Inc., 3.50%, 07/01/29 (Call 04/01/29)	7,325	6,424,568
Oracle Corp., 6.15%, 11/09/29 (Call 09/09/29)	3,530	3,539,037
Roper Technologies Inc., 2.95%, 09/15/29 (Call 06/15/29)	1,953	1,662,433
Workday Inc., 3.70%, 04/01/29 (Call 02/01/29)	2,190	1,954,436

		16,326,658

Telecommunications — 4.7%
America Movil SAB de CV, 3.63%, 04/22/29 (Call 01/22/29)(a)	2,500	2,226,481
AT&T Inc., 4.35%, 03/01/29 (Call 12/01/28)(a)	7,965	7,331,473
Juniper Networks Inc., 3.75%, 08/15/29 (Call 05/15/29)	1,262	1,106,444
Motorola Solutions Inc., 4.60%, 05/23/29 (Call 02/23/29)(a)	2,422	2,255,489
T-Mobile USA Inc.
2.40%, 03/15/29 (Call 01/15/29)	1,315	1,094,281
2.63%, 02/15/29 (Call 02/15/24)	2,655	2,228,655
3.38%, 04/15/29 (Call 04/15/24)	6,285	5,470,604
Verizon Communications Inc.
3.88%, 02/08/29 (Call 11/08/28)	3,674	3,333,785
4.02%, 12/03/29 (Call 09/03/29)(b)	50	44,647
4.02%, 12/03/29 (Call 09/03/29)	9,828	8,775,902

		33,867,761

Toys, Games & Hobbies — 0.3%
Hasbro Inc., 3.90%, 11/19/29 (Call 08/19/29)	2,671	2,290,869

Transportation — 1.8%
Canadian Pacific Railway Co., 2.88%, 11/15/29 (Call 08/15/29)	1,311	1,105,761
CSX Corp., 4.25%, 03/15/29 (Call 12/15/28)	2,834	2,643,691
FedEx Corp., 3.10%, 08/05/29 (Call 05/05/29)	2,953	2,552,999
Norfolk Southern Corp., 2.55%, 11/01/29 (Call 08/01/29)	1,327	1,100,830

Security	Par (000)	Value

Transportation (continued)
Union Pacific Corp.
3.70%, 03/01/29 (Call 12/01/28)	$1,968	$1,805,023
6.63%, 02/01/29(a)	895	943,739
United Parcel Service Inc.
2.50%, 09/01/29 (Call 06/01/29)(a)	1,114	945,389
3.40%, 03/15/29 (Call 12/15/28)	2,187	1,979,615

		13,077,047

Trucking & Leasing — 0.2%
GATX Corp., 4.70%, 04/01/29 (Call 01/01/29)	1,322	1,218,786

Water — 0.3%
American Water Capital Corp., 3.45%, 06/01/29 (Call 03/01/29)	1,406	1,246,962
Essential Utilities Inc., 3.57%, 05/01/29 (Call 02/01/29)	918	816,847

		2,063,809

Total Long-Term Investments — 98.4% (Cost: $754,527,840)		704,947,919

	Shares

Short-Term Securities

Money Market Funds — 8.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(d)(e)	55,494,966	55,517,164
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)(d)	3,360,000	3,360,000

Total Short-Term Securities — 8.2% (Cost: $58,859,660)		58,877,164

Total Investments — 106.6% (Cost: $813,387,500)		763,825,083

Liabilities in Excess of Other Assets — (6.6)%		(47,500,677)

Net Assets — 100.0%		$716,324,406

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2029 Term Corporate ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$27,119,990	$28,384,067	(a)	$ —	$(5,069)	$18,176	$55,517,164	55,494,966	$200,956	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,063,000	2,297,000	(a)	—	—	—	3,360,000	3,360,000	84,131		1

					$(5,069)	$18,176	$58,877,164		$285,087		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$704,947,919	$—	$704,947,919
Short-Term Securities
Money Market Funds	58,877,164	—	—	58,877,164

	$58,877,164	$704,947,919	$—	$763,825,083

See notes to financial statements.

84	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2030 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.5%
Interpublic Group of Companies Inc. (The), 4.75%, 03/30/30 (Call 12/30/29)	$892	$812,707
Omnicom Group Inc.
2.45%, 04/30/30 (Call 01/30/30)	957	758,748
4.20%, 06/01/30 (Call 03/01/30)	837	736,921

		2,308,376

Aerospace & Defense — 2.1%
Boeing Co. (The)
2.95%, 02/01/30 (Call 11/01/29)	1,225	1,011,550
5.15%, 05/01/30 (Call 02/01/30)	5,571	5,219,734
General Dynamics Corp., 3.63%, 04/01/30 (Call 01/01/30)	1,470	1,307,153
Lockheed Martin Corp., 1.85%, 06/15/30 (Call 03/15/30)	740	581,426
Northrop Grumman Corp., 4.40%, 05/01/30 (Call 02/01/30)	1,367	1,259,396
RTX Corp., 2.25%, 07/01/30 (Call 04/01/30)	1,485	1,165,364

		10,544,623

Agriculture — 2.0%
Altria Group Inc., 3.40%, 05/06/30 (Call 02/06/30)	1,295	1,081,339
Archer-Daniels-Midland Co., 3.25%, 03/27/30 (Call 12/27/29)	1,681	1,456,530
BAT Capital Corp.
4.91%, 04/02/30 (Call 01/02/30)	1,275	1,149,239
6.34%, 08/02/30 (Call 06/02/30)	1,338	1,297,181
Philip Morris International Inc.
1.75%, 11/01/30 (Call 08/01/30)	974	728,787
2.10%, 05/01/30 (Call 02/01/30)	1,007	790,331
5.13%, 02/15/30 (Call 12/15/29)	2,875	2,708,018
5.50%, 09/07/30 (Call 07/07/30)	940	899,779

		10,111,204

Airlines — 0.2%
Southwest Airlines Co., 2.63%, 02/10/30 (Call 11/10/29)	632	509,966
United Airlines Pass Through Trust, Series 2018-1, Class AA, 3.50%, 09/01/31	441	383,530

		893,496

Apparel — 0.7%
NIKE Inc., 2.85%, 03/27/30 (Call 12/27/29)(a)	2,148	1,834,939
Ralph Lauren Corp., 2.95%, 06/15/30 (Call 03/15/30)(a)	658	551,299
VF Corp., 2.95%, 04/23/30 (Call 01/23/30)(a)	1,230	960,731

		3,346,969

Auto Manufacturers — 1.5%
American Honda Finance Corp.
4.60%, 04/17/30	955	888,760
5.85%, 10/04/30	600	595,710
Cummins Inc., 1.50%, 09/01/30 (Call 06/01/30)	1,090	835,289
General Motors Financial Co. Inc.
3.60%, 06/21/30 (Call 03/21/30)	1,455	1,199,446
5.85%, 04/06/30 (Call 02/06/30)	1,283	1,212,719
Toyota Motor Credit Corp.
2.15%, 02/13/30	914	740,965
3.38%, 04/01/30	1,525	1,328,359
4.55%, 05/17/30	915	856,610

		7,657,858

Auto Parts & Equipment — 0.2%
Lear Corp., 3.50%, 05/30/30 (Call 02/28/30)	635	525,176

Security	Par (000)	Value

Auto Parts & Equipment (continued)
Magna International Inc., 2.45%, 06/15/30 (Call 03/15/30)	$816	$657,774

		1,182,950

Banks — 7.0%
Banco Santander SA
2.75%, 12/03/30	1,973	1,442,228
3.49%, 05/28/30	1,342	1,100,016
Bank of Nova Scotia (The), 4.85%, 02/01/30(a)	1,697	1,559,196
BankUnited Inc., 5.13%, 06/11/30 (Call 03/11/30)	327	258,596
Citizens Financial Group Inc.
2.50%, 02/06/30 (Call 11/06/29)	369	273,837
3.25%, 04/30/30 (Call 01/30/30)(a)	1,000	773,615
Discover Bank, 2.70%, 02/06/30 (Call 11/06/29)	597	448,627
First Horizon Bank, 5.75%, 05/01/30 (Call 02/01/30)(a)	695	588,047
Goldman Sachs Group Inc. (The)
2.60%, 02/07/30 (Call 11/07/29)	2,906	2,332,855
3.80%, 03/15/30 (Call 12/15/29)	3,534	3,052,868
HSBC Holdings PLC, 4.95%, 03/31/30	3,417	3,139,548
Huntington Bancshares Inc., 2.55%, 02/04/30 (Call 11/04/29)	1,127	865,375
Huntington National Bank (The), 5.65%, 01/10/30 (Call 11/10/29)	1,075	984,173
JPMorgan Chase & Co., 8.75%, 09/01/30	585	662,440
Mitsubishi UFJ Financial Group Inc.
2.05%, 07/17/30(a)	1,735	1,325,273
2.56%, 02/25/30	1,547	1,241,442
Northern Trust Corp., 1.95%, 05/01/30 (Call 02/01/30)	1,450	1,122,417
PNC Financial Services Group Inc. (The), 2.55%, 01/22/30 (Call 10/24/29)	2,757	2,184,807
State Street Corp., 2.40%, 01/24/30(a)	1,191	970,369
Sumitomo Mitsui Financial Group Inc.
2.13%, 07/08/30	2,130	1,631,138
2.14%, 09/23/30(a)	1,235	936,112
2.75%, 01/15/30	1,879	1,525,431
5.71%, 01/13/30	1,640	1,578,900
5.85%, 07/13/30	785	760,163
Truist Bank, 2.25%, 03/11/30 (Call 12/11/29)	1,507	1,112,186
Truist Financial Corp., 1.95%, 06/05/30 (Call 03/05/30)(a)	1,043	777,246
U.S. Bancorp., 1.38%, 07/22/30 (Call 04/22/30)	1,788	1,270,443
Westpac Banking Corp., 2.65%, 01/16/30	1,134	947,928

		34,865,276

Beverages — 2.3%
Anheuser-Busch InBev Worldwide Inc., 3.50%, 06/01/30 (Call 03/01/30)	2,710	2,380,185
Coca-Cola Co. (The)
1.65%, 06/01/30	1,827	1,442,354
3.45%, 03/25/30	1,527	1,360,272
Coca-Cola Femsa SAB de CV, 2.75%, 01/22/30 (Call 10/22/29)	937	786,114
Constellation Brands Inc., 2.88%, 05/01/30 (Call 02/01/30)	1,114	916,536
Diageo Capital PLC, 2.00%, 04/29/30 (Call 01/29/30)	1,628	1,294,461
Keurig Dr Pepper Inc., 3.20%, 05/01/30 (Call 02/01/30)	1,118	942,964
PepsiCo Inc.
1.63%, 05/01/30 (Call 02/01/30)	1,290	1,014,590
2.75%, 03/19/30 (Call 12/19/29)	1,257	1,070,705

		11,208,181

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2030 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Biotechnology — 2.1%
Amgen Inc.
2.45%, 02/21/30 (Call 11/21/29)	$1,750	$1,428,439
5.25%, 03/02/30 (Call 01/02/30)	3,307	3,175,327
Biogen Inc., 2.25%, 05/01/30 (Call 02/01/30)	2,335	1,832,882
Gilead Sciences Inc., 1.65%, 10/01/30 (Call 07/01/30)	1,475	1,126,502
Regeneron Pharmaceuticals Inc., 1.75%, 09/15/30 (Call 06/15/30)	2,050	1,543,709
Royalty Pharma PLC, 2.20%, 09/02/30 (Call 06/02/30)(a)	1,420	1,082,736

		10,189,595

Building Materials — 1.2%
Carrier Global Corp., 2.72%, 02/15/30 (Call 11/15/29)	2,922	2,379,858
Johnson Controls International PLC/Tyco Fire & Security Finance SCA, 1.75%, 09/15/30 (Call 06/15/30)(a)	840	638,799
Martin Marietta Materials Inc., Series CB, 2.50%, 03/15/30 (Call 12/15/29)	710	570,380
Masco Corp., 2.00%, 10/01/30 (Call 07/01/30)	631	473,273
Mohawk Industries Inc., 3.63%, 05/15/30 (Call 02/15/30)(a)	420	360,331
Owens Corning, 3.88%, 06/01/30 (Call 03/01/30)	506	436,466
Vulcan Materials Co., 3.50%, 06/01/30 (Call 03/01/30)	1,285	1,097,353

		5,956,460

Chemicals — 1.6%
Air Products and Chemicals Inc., 2.05%, 05/15/30 (Call 02/15/30)	1,153	928,499
Celanese U.S. Holdings LLC, 6.55%, 11/15/30 (Call 09/15/30)	1,325	1,273,141
Dow Chemical Co. (The), 2.10%, 11/15/30 (Call 08/15/30)	1,475	1,143,199
Ecolab Inc., 4.80%, 03/24/30 (Call 12/24/29)(a)	1,117	1,059,355
EIDP Inc., 2.30%, 07/15/30 (Call 04/15/30)(a)	833	665,207
Linde Inc./CT, 1.10%, 08/10/30 (Call 05/10/30)	795	606,250
LYB International Finance III LLC, 2.25%, 10/01/30 (Call 07/01/30)(a)	602	464,860
Nutrien Ltd., 2.95%, 05/13/30 (Call 02/13/30)(a)	685	563,976
PPG Industries Inc., 2.55%, 06/15/30 (Call 03/15/30)(a)	295	238,329
Sherwin-Williams Co. (The), 2.30%, 05/15/30 (Call 02/15/30)	745	593,785
Westlake Corp., 3.38%, 06/15/30 (Call 03/15/30)	499	414,670

		7,951,271

Coal — 0.1%
Teck Resources Ltd., 3.90%, 07/15/30 (Call 04/15/30)	565	481,299

Commercial Services — 1.7%
Automatic Data Processing Inc., 1.25%, 09/01/30 (Call 06/01/30)	1,287	978,897
Block Financial LLC, 3.88%, 08/15/30 (Call 05/15/30)(a)	1,155	980,178
Emory University, Series 2020, 2.14%, 09/01/30 (Call 06/01/30)	358	287,279
Equifax Inc., 3.10%, 05/15/30 (Call 02/15/30)	865	708,262
Global Payments Inc., 2.90%, 05/15/30 (Call 02/15/30)	1,490	1,193,837
PayPal Holdings Inc., 2.30%, 06/01/30 (Call 03/01/30)	1,315	1,052,469
Quanta Services Inc., 2.90%, 10/01/30 (Call 07/01/30)	1,490	1,172,474
RELX Capital Inc., 3.00%, 05/22/30 (Call 02/22/30)	1,149	962,187

Security	Par (000)	Value

Commercial Services (continued)
S&P Global Inc., 1.25%, 08/15/30 (Call 05/15/30)(a)	$997	$741,341
Yale University, Series 2020, 1.48%, 04/15/30 (Call 01/15/30)	498	391,378

		8,468,302

Computers — 2.0%
Amdocs Ltd., 2.54%, 06/15/30 (Call 03/15/30)	1,090	856,443
Apple Inc.
1.25%, 08/20/30 (Call 05/20/30)	1,563	1,200,027
1.65%, 05/11/30 (Call 02/11/30)	1,762	1,405,511
4.15%, 05/10/30 (Call 03/10/30)	840	789,606
Dell International LLC/EMC Corp., 6.20%, 07/15/30 (Call 04/15/30)	1,265	1,253,447
HP Inc., 3.40%, 06/17/30 (Call 03/17/30)(a)	700	584,160
International Business Machines Corp., 1.95%, 05/15/30 (Call 02/15/30)	2,148	1,693,830
Leidos Inc., 4.38%, 05/15/30 (Call 02/15/30)	690	606,689
NetApp Inc., 2.70%, 06/22/30 (Call 03/22/30)(a)	994	797,044
Teledyne FLIR LLC, 2.50%, 08/01/30 (Call 05/01/30)	607	477,132

		9,663,889

Cosmetics & Personal Care — 1.1%
Estee Lauder Companies Inc. (The), 2.60%, 04/15/30 (Call 01/15/30)	955	787,866
Kenvue Inc., 5.00%, 03/22/30 (Call 01/22/30)(a)	915	879,756
Procter & Gamble Co. (The)
1.20%, 10/29/30	1,741	1,317,010
3.00%, 03/25/30	1,949	1,697,469
Unilever Capital Corp., 1.38%, 09/14/30 (Call 06/14/30)(a)	710	539,584

		5,221,685

Diversified Financial Services — 3.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.15%, 09/30/30 (Call 07/30/30)	1,075	1,031,300
Affiliated Managers Group Inc., 3.30%, 06/15/30 (Call 03/15/30)	556	461,390
Air Lease Corp.
3.00%, 02/01/30 (Call 11/01/29)(a)	956	775,028
3.13%, 12/01/30 (Call 09/01/30)	1,110	884,093
Brookfield Finance Inc., 4.35%, 04/15/30 (Call 01/15/30)	1,058	935,306
Cboe Global Markets Inc., 1.63%, 12/15/30 (Call 09/15/30)	896	675,345
Charles Schwab Corp. (The), 4.63%, 03/22/30 (Call 12/22/29)(a)	852	777,531
Franklin Resources Inc., 1.60%, 10/30/30 (Call 07/30/30)	1,119	828,895
Intercontinental Exchange Inc., 2.10%, 06/15/30 (Call 03/15/30)	1,825	1,431,740
Jefferies Financial Group Inc., 4.15%, 01/23/30	1,397	1,192,831
Mastercard Inc., 3.35%, 03/26/30 (Call 12/26/29)	1,765	1,551,987
Nomura Holdings Inc.
2.68%, 07/16/30	1,442	1,117,437
3.10%, 01/16/30	2,096	1,699,097
Raymond James Financial Inc., 4.65%, 04/01/30 (Call 01/01/30)	1,011	936,681
Stifel Financial Corp., 4.00%, 05/15/30 (Call 02/15/30)	450	377,124
Visa Inc., 2.05%, 04/15/30 (Call 01/15/30)	2,043	1,653,014

		16,328,799

86	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2030 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric — 6.6%
AEP Texas Inc., Series I, 2.10%, 07/01/30 (Call 04/01/30)	$655	$506,767
Alabama Power Co., Series 20-A, 1.45%, 09/15/30 (Call 06/15/30)	1,021	763,986
Ameren Illinois Co., 1.55%, 11/15/30 (Call 08/15/30)	755	564,675
American Electric Power Co. Inc., 2.30%, 03/01/30 (Call 12/01/29)	511	401,523
Berkshire Hathaway Energy Co., 3.70%, 07/15/30 (Call 04/15/30)	1,491	1,298,240
Black Hills Corp., 2.50%, 06/15/30 (Call 03/15/30)	408	319,691
CenterPoint Energy Inc., 2.95%, 03/01/30 (Call 12/01/29)	525	431,564
Commonwealth Edison Co., 2.20%, 03/01/30 (Call 12/01/29)	510	408,296
Consolidated Edison Co. of New York Inc., Series 20A, 3.35%, 04/01/30 (Call 01/01/30)	1,150	989,684
Dominion Energy Inc., Series C, 3.38%, 04/01/30 (Call 01/01/30)	1,879	1,580,157
DTE Electric Co., 2.25%, 03/01/30 (Call 12/01/29)(a)	853	691,749
DTE Energy Co., 2.95%, 03/01/30 (Call 12/01/29)	380	312,091
Duke Energy Carolinas LLC, 2.45%, 02/01/30 (Call 11/01/29)	620	507,919
Duke Energy Corp., 2.45%, 06/01/30 (Call 03/01/30)(a)	1,452	1,156,037
Duke Energy Florida LLC, 1.75%, 06/15/30 (Call 03/15/30)	575	442,423
Duke Energy Ohio Inc., 2.13%, 06/01/30 (Call 03/01/30)	575	449,428
Entergy Corp., 2.80%, 06/15/30 (Call 03/15/30)	727	590,370
Entergy Louisiana LLC, 1.60%, 12/15/30 (Call 09/15/30)	433	318,715
Evergy Metro Inc., Series 2020, 2.25%, 06/01/30 (Call 03/01/30)	632	500,725
Eversource Energy, Series R, 1.65%, 08/15/30 (Call 05/15/30)(a)	860	644,255
Exelon Corp., 4.05%, 04/15/30 (Call 01/15/30)	1,942	1,716,475
Florida Power & Light Co., 4.63%, 05/15/30 (Call 03/15/30)	600	560,633
Interstate Power & Light Co., 2.30%, 06/01/30 (Call 03/01/30)	472	370,975
IPALCO Enterprises Inc., 4.25%, 05/01/30 (Call 02/01/30)	570	492,063
National Rural Utilities Cooperative Finance Corp., 2.40%, 03/15/30 (Call 12/15/29)	434	349,267
Nevada Power Co., Series DD, 2.40%, 05/01/30 (Call 02/01/30)	638	512,375
NextEra Energy Capital Holdings Inc.
2.25%, 06/01/30 (Call 03/01/30)	2,858	2,226,778
5.00%, 02/28/30 (Call 12/28/29)	785	733,802
NSTAR Electric Co., 3.95%, 04/01/30 (Call 01/01/30)	495	442,991
Ohio Power Co., Series P, 2.60%, 04/01/30 (Call 01/01/30)	507	411,792
Oklahoma Gas & Electric Co.
3.25%, 04/01/30 (Call 10/01/29)	744	628,745
3.30%, 03/15/30 (Call 09/15/29)	364	308,974
Oncor Electric Delivery Co. LLC, 2.75%, 05/15/30 (Call 02/15/30)	1,183	977,100
Pacific Gas and Electric Co., 4.55%, 07/01/30 (Call 01/01/30)	4,173	3,611,675
PacifiCorp, 2.70%, 09/15/30 (Call 06/15/30)	292	233,370

Security	Par (000)	Value

Electric (continued)
PPL Capital Funding Inc., 4.13%, 04/15/30 (Call 01/15/30)	$423	$374,183
Public Service Electric & Gas Co., 2.45%, 01/15/30 (Call 10/15/29)	365	300,007
Public Service Enterprise Group Inc., 1.60%, 08/15/30 (Call 05/15/30)	702	527,435
Puget Energy Inc., 4.10%, 06/15/30 (Call 03/15/30)	720	615,667
San Diego Gas & Electric Co., Series VVV, 1.70%, 10/01/30 (Call 07/01/30)(a)	982	742,815
Southern California Edison Co., 2.25%, 06/01/30 (Call 03/01/30)	780	614,810
Southern Co. (The), Series A, 3.70%, 04/30/30 (Call 01/30/30)	1,475	1,278,915
Tucson Electric Power Co., 1.50%, 08/01/30 (Call 05/01/30)	395	294,374
Union Electric Co., 2.95%, 03/15/30 (Call 12/15/29)	358	301,147
WEC Energy Group Inc., 1.80%, 10/15/30 (Call 07/15/30)	597	446,471
Xcel Energy Inc., 3.40%, 06/01/30 (Call 12/01/29)	822	696,411

		32,647,545

Electrical Components & Equipment — 0.2%
Acuity Brands Lighting Inc., 2.15%, 12/15/30 (Call 09/15/30)	420	317,996
Emerson Electric Co., 1.95%, 10/15/30 (Call 07/15/30)	645	506,581

		824,577

Electronics — 0.7%
Amphenol Corp., 2.80%, 02/15/30 (Call 11/15/29)	1,068	887,992
Flex Ltd., 4.88%, 05/12/30 (Call 02/12/30)	785	712,053
Honeywell International Inc., 1.95%, 06/01/30 (Call 03/01/30)	1,444	1,147,035
Jabil Inc., 3.60%, 01/15/30 (Call 10/15/29)	718	609,143

		3,356,223

Environmental Control — 0.5%
Republic Services Inc., 2.30%, 03/01/30 (Call 12/01/29)	1,067	864,623
Waste Connections Inc., 2.60%, 02/01/30 (Call 11/01/29)	866	715,646
Waste Management Inc., 4.63%, 02/15/30 (Call 12/15/29)(a)	865	812,578

		2,392,847

Food — 2.4%
Campbell Soup Co., 2.38%, 04/24/30 (Call 01/24/30)(a)	830	657,327
Conagra Brands Inc., 8.25%, 09/15/30	357	390,810
General Mills Inc., 2.88%, 04/15/30 (Call 01/15/30)(a)	1,215	1,004,851
Hershey Co. (The), 1.70%, 06/01/30 (Call 03/01/30)	603	472,614
Hormel Foods Corp., 1.80%, 06/11/30 (Call 03/11/30)	1,598	1,251,649
Ingredion Inc., 2.90%, 06/01/30 (Call 03/01/30)	678	556,379

JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc., 5.50%, 01/15/30 (Call 01/15/25)	1,437	1,313,833
JM Smucker Co. (The), 2.38%, 03/15/30 (Call 12/15/29)	585	466,892
Kellogg Co., 2.10%, 06/01/30 (Call 03/01/30)	647	503,678
Kraft Heinz Foods Co., 3.75%, 04/01/30 (Call 01/01/30)	1,120	980,341
Kroger Co. (The), 2.20%, 05/01/30 (Call 02/01/30)	701	549,847
McCormick & Co. Inc./MD, 2.50%, 04/15/30 (Call 01/15/30)	960	769,083

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2030 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
Mondelez International Inc., 2.75%, 04/13/30 (Call 01/13/30)	$1,100	$904,892
Sysco Corp.
2.40%, 02/15/30 (Call 11/15/29)	565	454,906
5.95%, 04/01/30 (Call 01/01/30)	1,430	1,419,083

		11,696,185

Forest Products & Paper — 0.2%
Suzano Austria GmbH, 5.00%, 01/15/30 (Call 10/15/29)(a)	1,078	967,619

Gas — 0.7%
CenterPoint Energy Resources Corp., 1.75%, 10/01/30 (Call 07/01/30)	747	562,914
NiSource Inc., 3.60%, 05/01/30 (Call 02/01/30)	1,265	1,082,842
ONE Gas Inc., 2.00%, 05/15/30 (Call 02/15/30)(a)	387	303,080
Southern California Gas Co., Series XX, 2.55%, 02/01/30 (Call 11/01/29)	1,126	916,149
Southwest Gas Corp., 2.20%, 06/15/30 (Call 03/15/30)	520	403,290

		3,268,275

Hand & Machine Tools — 0.4%
Regal Rexnord Corp., 6.30%, 02/15/30 (Call 12/15/29)(b)	1,300	1,226,854
Stanley Black & Decker Inc., 2.30%, 03/15/30 (Call 12/15/29)	1,260	988,372

		2,215,226

Health Care - Products — 1.7%
Abbott Laboratories, 1.40%, 06/30/30 (Call 03/30/30)(a)	730	566,680
Agilent Technologies Inc., 2.10%, 06/04/30 (Call 03/04/30)	840	654,965
Baxter International Inc., 3.95%, 04/01/30 (Call 01/01/30)	947	821,986
Boston Scientific Corp., 2.65%, 06/01/30 (Call 03/01/30)	2,026	1,666,088
DENTSPLY SIRONA Inc., 3.25%, 06/01/30 (Call 03/01/30)	935	760,888
GE HealthCare Technologies Inc., 5.86%, 03/15/30 (Call 01/15/30)	1,662	1,623,577
Smith & Nephew PLC, 2.03%, 10/14/30 (Call 07/14/30)	1,120	842,644
Stryker Corp., 1.95%, 06/15/30 (Call 03/15/30)	1,262	986,015
Thermo Fisher Scientific Inc., 4.98%, 08/10/30 (Call 06/10/30)	542	516,896

		8,439,739

Health Care - Services — 3.4%
Advocate Health & Hospitals Corp., Series 2020, 2.21%, 06/15/30 (Call 03/15/30)(a)	65	51,811
Banner Health, 2.34%, 01/01/30 (Call 10/01/29)	439	356,582
Baylor Scott & White Holdings, Series 2021, 1.78%, 11/15/30 (Call 05/15/30)	321	244,438
Bon Secours Mercy Health Inc., 3.46%, 06/01/30 (Call 12/01/29)	445	387,658
Centene Corp.
3.00%, 10/15/30 (Call 07/15/30)	3,095	2,446,976
3.38%, 02/15/30 (Call 02/15/25)	2,360	1,952,723
CommonSpirit Health, 2.78%, 10/01/30 (Call 04/01/30)	462	370,340
Elevance Health Inc., 2.25%, 05/15/30 (Call 02/15/30)	1,821	1,451,475
HCA Inc., 3.50%, 09/01/30 (Call 03/01/30)	3,863	3,197,247

Security	Par (000)	Value

Health Care - Services (continued)
Humana Inc., 4.88%, 04/01/30 (Call 01/01/30)	$816	$760,007
Quest Diagnostics Inc., 2.95%, 06/30/30 (Call 03/30/30)	1,064	873,382
Stanford Health Care, Series 2020, 3.31%, 08/15/30 (Call 05/15/30)	167	143,098
Sutter Health, Series 20A, 2.29%, 08/15/30 (Call 02/15/30)	590	465,261
UnitedHealth Group Inc.
2.00%, 05/15/30	1,880	1,493,645
5.30%, 02/15/30 (Call 12/15/29)	1,700	1,668,315
Universal Health Services Inc., 2.65%, 10/15/30 (Call 07/15/30)	1,115	852,529

		16,715,487

Home Builders — 0.2%
MDC Holdings Inc., 3.85%, 01/15/30 (Call 07/15/29)	420	347,376
NVR Inc., 3.00%, 05/15/30 (Call 11/15/29)	1,055	865,871

		1,213,247

Household Products & Wares — 0.4%
Avery Dennison Corp., 2.65%, 04/30/30 (Call 02/01/30)	480	386,490
Clorox Co. (The), 1.80%, 05/15/30 (Call 02/15/30)	825	634,420
Kimberly-Clark Corp., 3.10%, 03/26/30 (Call 12/26/29)	1,146	988,249

		2,009,159

Insurance — 4.2%
ACE Capital Trust II, Series N, 9.70%, 04/01/30	490	561,640
Aflac Inc., 3.60%, 04/01/30 (Call 01/01/30)	1,656	1,444,457
Alleghany Corp., 3.63%, 05/15/30 (Call 02/15/30)	343	301,436
Allstate Corp. (The), 1.45%, 12/15/30 (Call 09/15/30)	739	536,948
American Financial Group Inc./OH, 5.25%, 04/02/30 (Call 01/02/30)(a)	253	237,155
American International Group Inc., 3.40%, 06/30/30 (Call 03/30/30)	578	487,148
Aon Corp., 2.80%, 05/15/30 (Call 02/15/30)	1,673	1,364,983
Assurant Inc., 3.70%, 02/22/30 (Call 11/22/29)	690	571,610
Athene Holding Ltd., 6.15%, 04/03/30 (Call 01/03/30)	850	826,388
AXA SA, 8.60%, 12/15/30(a)	873	1,004,285
Berkshire Hathaway Finance Corp.
1.45%, 10/15/30 (Call 07/15/30)	1,313	1,005,273
1.85%, 03/12/30 (Call 12/12/29)(a)	570	456,914
Brighthouse Financial Inc., 5.63%, 05/15/30 (Call 02/15/30)(a)	650	595,036
Chubb INA Holdings Inc., 1.38%, 09/15/30 (Call 06/15/30)(a)	1,420	1,064,221
CNA Financial Corp., 2.05%, 08/15/30 (Call 05/15/30)(a)	575	439,159
Fairfax Financial Holdings Ltd., 4.63%, 04/29/30 (Call 01/29/30)	680	604,101
Fidelity National Financial Inc., 3.40%, 06/15/30 (Call 03/15/30)	1,040	855,420
First American Financial Corp., 4.00%, 05/15/30 (Call 02/15/30)	500	416,039
Globe Life Inc., 2.15%, 08/15/30 (Call 05/15/30)	534	407,123
Hanover Insurance Group Inc. (The), 2.50%, 09/01/30 (Call 06/01/30)	365	273,218
Kemper Corp., 2.40%, 09/30/30 (Call 06/30/30)	574	416,963
Lincoln National Corp., 3.05%, 01/15/30 (Call 10/15/29)(a)	524	413,856
Loews Corp., 3.20%, 05/15/30 (Call 02/15/30)	411	348,653

88	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2030 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Marsh & McLennan Companies Inc., 2.25%, 11/15/30 (Call 08/15/30)	$1,169	$918,581
MetLife Inc., 4.55%, 03/23/30 (Call 12/23/29)(a)	1,719	1,598,188
Principal Financial Group Inc., 2.13%, 06/15/30 (Call 03/15/30)	814	633,345
Progressive Corp. (The), 3.20%, 03/26/30 (Call 12/26/29)	870	741,726
Prudential Financial Inc., 2.10%, 03/10/30 (Call 12/10/29)(a)	607	487,181
Prudential Funding Asia PLC, 3.13%, 04/14/30(a)	1,106	922,361
Reinsurance Group of America Inc., 3.15%, 06/15/30 (Call 03/15/30)(a)	820	664,621

		20,598,029

Internet — 2.5%
Alphabet Inc., 1.10%, 08/15/30 (Call 05/15/30)(a)	2,587	1,982,145
Amazon.com Inc., 1.50%, 06/03/30 (Call 03/03/30)	2,668	2,079,772
Baidu Inc.
2.38%, 10/09/30 (Call 07/09/30)	300	233,541
3.43%, 04/07/30 (Call 01/07/30)	240	203,157
Booking Holdings Inc., 4.63%, 04/13/30 (Call 01/13/30)(a)	2,303	2,145,650
eBay Inc., 2.70%, 03/11/30 (Call 12/11/29)	1,587	1,287,699
Expedia Group Inc., 3.25%, 02/15/30 (Call 11/15/29)	1,902	1,575,868
JD.com Inc., 3.38%, 01/14/30 (Call 10/14/29)(a)	545	460,992
Meta Platforms Inc., 4.80%, 05/15/30 (Call 03/15/30)	1,310	1,261,935
Tencent Music Entertainment Group, 2.00%, 09/03/30 (Call 06/03/30)	359	268,427
Weibo Corp., 3.38%, 07/08/30 (Call 04/08/30)(a)	1,042	806,031

		12,305,217

Iron & Steel — 0.7%
Nucor Corp., 2.70%, 06/01/30 (Call 03/01/30)	767	634,095
Reliance Steel & Aluminum Co., 2.15%, 08/15/30 (Call 05/15/30)	710	543,698
Steel Dynamics Inc., 3.45%, 04/15/30 (Call 01/15/30)	833	704,910
Vale Overseas Ltd., 3.75%, 07/08/30 (Call 04/08/30)	1,828	1,538,255

		3,420,958

Lodging — 0.5%
Hyatt Hotels Corp., 5.75%, 04/23/30 (Call 01/23/30)(a)	783	743,880
Marriott International Inc./MD, Series FF, 4.63%, 06/15/30 (Call 03/15/30)	1,403	1,264,453
Sands China Ltd., 4.88%, 06/18/30 (Call 03/18/30)	730	610,816

		2,619,149

Machinery — 1.4%
Caterpillar Inc., 2.60%, 04/09/30 (Call 01/09/30)	1,141	959,547
Deere & Co., 3.10%, 04/15/30 (Call 01/15/30)	898	774,541
Flowserve Corp., 3.50%, 10/01/30 (Call 07/01/30)	815	656,609
IDEX Corp., 3.00%, 05/01/30 (Call 02/01/30)	395	326,452
John Deere Capital Corp.
2.45%, 01/09/30	917	764,197
4.70%, 06/10/30	870	819,284
Oshkosh Corp., 3.10%, 03/01/30 (Call 12/01/29)	634	535,493
Otis Worldwide Corp., 2.57%, 02/15/30 (Call 11/15/29)	2,286	1,859,651

		6,695,774

Manufacturing — 0.4%
3M Co., 3.05%, 04/15/30 (Call 01/15/30)	886	748,080
Carlisle Companies Inc., 2.75%, 03/01/30 (Call 12/01/29)	1,122	907,195

Security	Par (000)	Value

Manufacturing (continued)
Textron Inc., 3.00%, 06/01/30 (Call 03/01/30)	$510	$420,279

		2,075,554

Media — 2.1%
Comcast Corp.
2.65%, 02/01/30 (Call 11/01/29)	2,181	1,809,460
3.40%, 04/01/30 (Call 01/01/30)	2,134	1,846,730
4.25%, 10/15/30 (Call 07/15/30)	2,344	2,119,067
Discovery Communications LLC, 3.63%, 05/15/30 (Call 02/15/30)	1,422	1,183,551
Fox Corp., 3.50%, 04/08/30 (Call 01/08/30)(a)	1,020	864,891
Paramount Global, 7.88%, 07/30/30	1,030	1,013,942
Walt Disney Co. (The), 3.80%, 03/22/30(a)	1,733	1,544,546

		10,382,187

Mining — 1.0%
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30 (Call 07/01/30)	937	734,163
BHP Billiton Finance USA Ltd., 5.25%, 09/08/30 (Call 07/08/30)	1,365	1,313,120
Freeport-McMoRan Inc.
4.25%, 03/01/30 (Call 03/01/25)	848	735,583
4.63%, 08/01/30 (Call 08/01/25)(a)	905	799,157
Newmont Corp., 2.25%, 10/01/30 (Call 07/01/30)	1,492	1,167,059

		4,749,082

Oil & Gas — 4.6%
Apache Corp., 4.25%, 01/15/30 (Call 10/15/29)(a)	620	542,580
BP Capital Markets America Inc.
1.75%, 08/10/30 (Call 05/10/30)	1,325	1,026,261
3.63%, 04/06/30 (Call 01/06/30)	1,867	1,648,703
Canadian Natural Resources Ltd., 2.95%, 07/15/30 (Call 04/15/30)(a)	835	680,736
Chevron Corp., 2.24%, 05/11/30 (Call 02/11/30)	1,856	1,520,638
Devon Energy Corp., 4.50%, 01/15/30 (Call 01/15/25)	762	678,391
EOG Resources Inc., 4.38%, 04/15/30 (Call 01/15/30)(a)	1,340	1,242,018
EQT Corp., 7.00%, 02/01/30 (Call 11/01/29)	935	945,748
Exxon Mobil Corp.
2.61%, 10/15/30 (Call 07/15/30)	2,584	2,145,143
3.48%, 03/19/30 (Call 12/19/29)	2,555	2,266,653
HF Sinclair Corp., 4.50%, 10/01/30 (Call 07/01/30)	462	394,332
Occidental Petroleum Corp.
6.63%, 09/01/30 (Call 03/01/30)	2,627	2,636,651
8.88%, 07/15/30 (Call 01/15/30)	655	727,443
Ovintiv Inc., 8.13%, 09/15/30	380	406,830
Phillips 66, 2.15%, 12/15/30 (Call 09/15/30)(a)	1,295	1,000,444
Pioneer Natural Resources Co., 1.90%, 08/15/30 (Call 05/15/30)	1,437	1,123,712
Shell International Finance BV, 2.75%, 04/06/30 (Call 01/06/30)(a)	2,340	1,979,363
Tosco Corp., 8.13%, 02/15/30	390	430,577
TotalEnergies Capital International SA, 2.83%, 01/10/30 (Call 10/10/29)(a)	1,560	1,330,918

		22,727,141

Oil & Gas Services — 0.6%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor Inc., 4.49%, 05/01/30 (Call 02/01/30)	975	896,795
Halliburton Co., 2.92%, 03/01/30 (Call 12/01/29)	1,624	1,362,395
Schlumberger Investment SA, 2.65%, 06/26/30 (Call 03/26/30)	1,106	915,915

		3,175,105

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2030 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Packaging & Containers — 0.4%
Amcor Flexibles North America Inc., 2.63%, 06/19/30 (Call 03/19/30)	$785	$619,270
Sonoco Products Co., 3.13%, 05/01/30 (Call 02/01/30)	870	720,433
WestRock MWV LLC, 8.20%, 01/15/30(a)	440	478,589

		1,818,292

Pharmaceuticals — 5.7%
Astrazeneca Finance LLC, 4.90%, 03/03/30 (Call 01/03/30)	1,000	959,053
AstraZeneca PLC, 1.38%, 08/06/30 (Call 05/06/30)	1,580	1,202,472
Becton Dickinson and Co., 2.82%, 05/20/30 (Call 02/20/30)	1,161	955,775
Bristol-Myers Squibb Co., 1.45%, 11/13/30 (Call 08/13/30)	1,605	1,209,577
Cencora Inc., 2.80%, 05/15/30 (Call 02/15/30)	610	501,145
Cigna Group (The), 2.40%, 03/15/30 (Call 12/15/29)(a)	2,399	1,936,563
CVS Health Corp.
1.75%, 08/21/30 (Call 05/21/30)	1,635	1,234,797
3.75%, 04/01/30 (Call 01/01/30)	2,232	1,940,747
5.13%, 02/21/30 (Call 12/21/29)	1,885	1,773,953
Johnson & Johnson, 1.30%, 09/01/30 (Call 06/01/30)	2,024	1,563,283
Merck & Co. Inc.
1.45%, 06/24/30 (Call 03/24/30)(a)	1,897	1,457,469
4.30%, 05/17/30 (Call 03/17/30)	1,205	1,116,253
Novartis Capital Corp., 2.20%, 08/14/30 (Call 05/14/30)	1,965	1,597,709
Pfizer Inc.
1.70%, 05/28/30 (Call 02/28/30)	1,964	1,546,747
2.63%, 04/01/30 (Call 01/01/30)	1,463	1,221,707
Pfizer Investment Enterprises Pte Ltd., 4.65%, 05/19/30 (Call 03/19/30)	3,220	3,027,493
Takeda Pharmaceutical Co. Ltd., 2.05%, 03/31/30 (Call 12/31/29)	3,224	2,548,757
Viatris Inc., 2.70%, 06/22/30 (Call 03/22/30)(a)	1,928	1,481,294
Zoetis Inc., 2.00%, 05/15/30 (Call 02/15/30)	1,320	1,039,427

		28,314,221

Pipelines — 3.7%
DCP Midstream Operating LP, 8.13%, 08/16/30(a)	416	453,163
Energy Transfer LP
3.75%, 05/15/30 (Call 02/15/30)	1,842	1,574,957
6.40%, 12/01/30 (Call 10/01/30)	1,015	1,003,299
Enterprise Products Operating LLC, 2.80%, 01/31/30 (Call 10/31/29)	1,937	1,619,232
Magellan Midstream Partners LP, 3.25%, 06/01/30 (Call 03/01/30)(a)	645	536,352
MPLX LP, 2.65%, 08/15/30 (Call 05/15/30)	1,908	1,507,691
ONEOK Inc.
3.10%, 03/15/30 (Call 12/15/29)	821	677,501
5.80%, 11/01/30 (Call 09/01/30)	920	885,932
Plains All American Pipeline LP/PAA Finance Corp., 3.80%, 09/15/30 (Call 06/15/30)	1,222	1,029,891
Sabine Pass Liquefaction LLC, 4.50%, 05/15/30 (Call 11/15/29)(a)	2,820	2,530,553
Targa Resources Corp., 5.50%, 03/01/30 (Call 03/01/25)	1,525	1,407,866
TransCanada PipeLines Ltd., 4.10%, 04/15/30 (Call 01/15/30)	1,874	1,644,663
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 05/15/30 (Call 02/15/30)	1,110	929,352

Security	Par (000)	Value

Pipelines (continued)
Western Midstream Operating LP, 4.05%, 02/01/30 (Call 11/01/29)(a)	$1,413	$1,223,617
Williams Companies Inc. (The), 3.50%, 11/15/30 (Call 08/15/30)(a)	1,387	1,168,528

		18,192,597

Real Estate Investment Trusts — 6.2%
Agree LP, 2.90%, 10/01/30 (Call 07/01/30)	517	411,798
Alexandria Real Estate Equities Inc.
4.70%, 07/01/30 (Call 04/01/30)	595	532,432
4.90%, 12/15/30 (Call 09/15/30)	972	885,776
American Tower Corp.
1.88%, 10/15/30 (Call 07/15/30)	1,154	852,970
2.10%, 06/15/30 (Call 03/15/30)	988	752,589
2.90%, 01/15/30 (Call 10/15/29)	940	766,992
AvalonBay Communities Inc., 2.30%, 03/01/30 (Call 12/01/29)	989	792,770
Boston Properties LP, 2.90%, 03/15/30 (Call 12/15/29)	1,001	765,242
Brixmor Operating Partnership LP, 4.05%, 07/01/30 (Call 04/01/30)	1,135	967,100
Camden Property Trust, 2.80%, 05/15/30 (Call 02/15/30)	1,194	986,563
Crown Castle International Corp., 3.30%, 07/01/30 (Call 04/01/30)	945	776,166
CubeSmart LP, 3.00%, 02/15/30 (Call 11/15/29)	487	398,117
Equinix Inc., 2.15%, 07/15/30 (Call 04/15/30)(a)	1,447	1,110,317
ERP Operating LP, 2.50%, 02/15/30 (Call 11/15/29)	859	697,732
Essex Portfolio LP, 3.00%, 01/15/30 (Call 10/15/29)	1,012	826,024
Extra Space Storage LP
2.20%, 10/15/30 (Call 07/15/30)	470	356,751
5.50%, 07/01/30 (Call 05/01/30)	535	506,338
Federal Realty Investment Trust, 3.50%, 06/01/30 (Call 03/01/30)	473	396,074
GLP Capital LP/GLP Financing II Inc., 4.00%, 01/15/30 (Call 10/15/29)(a)	946	789,249
Healthcare Trust of America Holdings LP, 3.10%, 02/15/30 (Call 11/15/29)	841	684,999
Healthpeak Properties Inc., 3.00%, 01/15/30 (Call 10/15/29)	1,012	832,080
Highwoods Realty LP, 3.05%, 02/15/30 (Call 11/15/29)	640	478,574
Host Hotels & Resorts LP, Series I, 3.50%, 09/15/30 (Call 06/15/30)	1,193	964,168
Hudson Pacific Properties LP, 3.25%, 01/15/30 (Call 10/15/29)	410	263,364
Invitation Homes Operating Partnership LP, 5.45%, 08/15/30 (Call 06/15/30)	355	331,060
Kilroy Realty LP, 3.05%, 02/15/30 (Call 11/15/29)(a)	825	634,760
Kimco Realty Corp., 2.70%, 10/01/30 (Call 07/01/30)	623	490,334
Kite Realty Group Trust, 4.75%, 09/15/30 (Call 06/15/30)	410	356,316
LXP Industrial Trust, 2.70%, 09/15/30 (Call 06/15/30)	589	447,363
Mid-America Apartments LP, 2.75%, 03/15/30 (Call 12/15/29)	245	201,205
NNN REIT Inc., 2.50%, 04/15/30 (Call 01/15/30)	368	292,301
Piedmont Operating Partnership LP, 3.15%, 08/15/30 (Call 05/15/30)(a)	446	310,025
Prologis LP
1.25%, 10/15/30 (Call 07/15/30)	1,075	786,530
1.75%, 07/01/30 (Call 04/01/30)	594	453,286
2.25%, 04/15/30 (Call 01/15/30)	1,428	1,140,873

90	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2030 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Realty Income Corp., 4.85%, 03/15/30 (Call 01/15/30)	$800	$738,926
Regency Centers LP, 3.70%, 06/15/30 (Call 03/15/30)	610	518,268
Rexford Industrial Realty LP, 2.13%, 12/01/30 (Call 09/01/30)	448	333,786
Simon Property Group LP, 2.65%, 07/15/30 (Call 04/15/30)	1,061	855,416
Spirit Realty LP, 3.40%, 01/15/30 (Call 10/15/29)	925	769,170
STORE Capital Corp., 2.75%, 11/18/30 (Call 08/18/30)	475	333,750
UDR Inc., 3.20%, 01/15/30 (Call 10/15/29)	882	741,490
Ventas Realty LP
3.00%, 01/15/30 (Call 10/15/29)	689	562,557
4.75%, 11/15/30 (Call 08/15/30)	828	740,263
VICI Properties LP, 4.95%, 02/15/30 (Call 12/15/29)(a)	1,230	1,096,164
Welltower OP LLC, 3.10%, 01/15/30 (Call 10/15/29)	997	827,507
Weyerhaeuser Co., 4.00%, 04/15/30 (Call 01/15/30)	1,296	1,133,410

		30,888,945

Retail — 3.9%
AutoNation Inc., 4.75%, 06/01/30 (Call 03/01/30)	728	637,175
AutoZone Inc., 4.00%, 04/15/30 (Call 01/15/30)	1,053	927,625
Best Buy Co. Inc., 1.95%, 10/01/30 (Call 07/01/30)(a)	615	468,471
Costco Wholesale Corp., 1.60%, 04/20/30 (Call 01/20/30)(a)	1,954	1,544,865
Dollar General Corp., 3.50%, 04/03/30 (Call 01/03/30)	1,511	1,275,753
Genuine Parts Co., 1.88%, 11/01/30 (Call 08/01/30)	660	487,380
Home Depot Inc. (The), 2.70%, 04/15/30 (Call 01/15/30)(a)	2,181	1,826,113
Lowe’s Companies Inc.
1.70%, 10/15/30 (Call 07/15/30)	1,805	1,355,511
4.50%, 04/15/30 (Call 01/15/30)	1,905	1,742,409
McDonald’s Corp.
2.13%, 03/01/30 (Call 12/01/29)	939	754,671
3.60%, 07/01/30 (Call 04/01/30)	1,721	1,508,091
O’Reilly Automotive Inc., 4.20%, 04/01/30 (Call 01/01/30)	705	631,178
Starbucks Corp.
2.25%, 03/12/30 (Call 12/12/29)	1,091	880,304
2.55%, 11/15/30 (Call 08/15/30)	1,655	1,335,382
Target Corp.
2.35%, 02/15/30 (Call 11/15/29)(a)	1,011	829,966
2.65%, 09/15/30 (Call 06/15/30)	587	482,463
TJX Companies Inc. (The), 3.88%, 04/15/30 (Call 01/15/30)(a)	703	632,421
Tractor Supply Co., 1.75%, 11/01/30 (Call 08/01/30)	772	572,021
Walgreens Boots Alliance Inc., 3.20%, 04/15/30 (Call 01/15/30)(a)	505	393,150
Walmart Inc.
4.00%, 04/15/30 (Call 02/15/30)	580	535,144
7.55%, 02/15/30(a)	375	422,046

		19,242,139

Semiconductors — 3.2%
Applied Materials Inc., 1.75%, 06/01/30 (Call 03/01/30)	1,127	886,918
Broadcom Inc.
4.15%, 11/15/30 (Call 08/15/30)	2,585	2,249,301
5.00%, 04/15/30 (Call 01/15/30)(a)	999	932,895
Intel Corp.
3.90%, 03/25/30 (Call 12/25/29)	2,343	2,105,640
5.13%, 02/10/30 (Call 12/10/29)	1,575	1,524,144

Security	Par (000)	Value

Semiconductors (continued)
Lam Research Corp., 1.90%, 06/15/30 (Call 03/15/30)	$1,512	$1,189,921
Micron Technology Inc., 4.66%, 02/15/30 (Call 11/15/29)	1,379	1,235,165
NVIDIA Corp., 2.85%, 04/01/30 (Call 01/01/30)	2,089	1,784,930
NXP BV/NXP Funding LLC/NXP USA Inc., 3.40%, 05/01/30 (Call 02/01/30)	1,412	1,181,742
QUALCOMM Inc., 2.15%, 05/20/30 (Call 02/20/30)	1,687	1,364,475
Texas Instruments Inc., 1.75%, 05/04/30 (Call 02/04/30)	958	762,374
Xilinx Inc., 2.38%, 06/01/30 (Call 03/01/30)	949	773,120

		15,990,625

Shipbuilding — 0.1%
Huntington Ingalls Industries Inc., 4.20%, 05/01/30 (Call 02/01/30)	635	561,464

Software — 2.5%
Activision Blizzard Inc., 1.35%, 09/15/30 (Call 06/15/30)(a)	914	702,787
Adobe Inc., 2.30%, 02/01/30 (Call 11/01/29)	1,371	1,140,111
Autodesk Inc., 2.85%, 01/15/30 (Call 10/15/29)	572	477,139
Fiserv Inc., 2.65%, 06/01/30 (Call 03/01/30)	1,345	1,084,417
Intuit Inc., 1.65%, 07/15/30 (Call 04/15/30)	635	490,313
Oracle Corp.
2.95%, 04/01/30 (Call 01/01/30)	4,255	3,525,992
3.25%, 05/15/30 (Call 02/15/30)(a)	683	574,577
4.65%, 05/06/30 (Call 03/06/30)	965	883,978
Roper Technologies Inc., 2.00%, 06/30/30 (Call 03/30/30)	820	634,814
ServiceNow Inc., 1.40%, 09/01/30 (Call 06/01/30)	2,110	1,588,923
VMware Inc., 4.70%, 05/15/30 (Call 02/15/30)	1,291	1,168,618

		12,271,669

Telecommunications — 6.5%
America Movil SAB de CV, 2.88%, 05/07/30 (Call 02/07/30)	1,124	925,878
AT&T Inc., 4.30%, 02/15/30 (Call 11/15/29)	4,345	3,893,791
British Telecommunications PLC, 9.63%, 12/15/30	3,625	4,178,402
Deutsche Telekom International Finance BV, 8.75%, 06/15/30	4,618	5,173,368
Juniper Networks Inc., 2.00%, 12/10/30 (Call 09/10/30)	642	471,292
Koninklijke KPN NV, 8.38%, 10/01/30	702	768,484
Motorola Solutions Inc., 2.30%, 11/15/30 (Call 08/15/30)	1,198	915,238
Telefonica Europe BV, 8.25%, 09/15/30	1,875	2,038,743
T-Mobile USA Inc., 3.88%, 04/15/30 (Call 01/15/30)	9,251	8,052,080
Verizon Communications Inc.
1.50%, 09/18/30 (Call 06/18/30)(a)	1,311	979,461
1.68%, 10/30/30 (Call 07/30/30)	1,526	1,137,952
3.15%, 03/22/30 (Call 12/22/29)	2,241	1,879,505
7.75%, 12/01/30(a)	710	770,616
Vodafone Group PLC, 7.88%, 02/15/30	978	1,050,981

		32,235,791

Transportation — 1.0%
Canadian Pacific Railway Co., 2.05%, 03/05/30 (Call 12/05/29)	989	784,979
CSX Corp., 2.40%, 02/15/30 (Call 11/15/29)	661	539,714
FedEx Corp., 4.25%, 05/15/30 (Call 02/15/30)	982	888,543
Norfolk Southern Corp., 5.05%, 08/01/30 (Call 06/01/30)	590	557,731

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2030 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Union Pacific Corp., 2.40%, 02/05/30 (Call 11/05/29)	$1,201	$986,748
United Parcel Service Inc., 4.45%, 04/01/30 (Call 01/01/30)	1,058	992,417

		4,750,132

Trucking & Leasing — 0.1%
GATX Corp., 4.00%, 06/30/30 (Call 03/30/30)	643	551,877

Water — 0.2%
American Water Capital Corp., 2.80%, 05/01/30 (Call 02/01/30)	590	489,973
Essential Utilities Inc., 2.70%, 04/15/30 (Call 01/15/30)	748	604,747

		1,094,720

Total Long-Term Investments — 98.5% (Cost: $531,306,022)		486,787,030

	Shares

Short-Term Securities

Money Market Funds — 6.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(d)(e)	29,916,871	29,928,838

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)(d)	1,710,000	$1,710,000

Total Short-Term Securities — 6.4% (Cost: $31,627,660)		31,638,838

Total Investments — 104.9% (Cost: $562,933,682)		518,425,868

Liabilities in Excess of Other Assets — (4.9)%		(24,217,846)

Net Assets — 100.0%		$494,208,022

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$22,175,064	$7,741,987	(a)	$—	$ (1,787)	$13,574	$29,928,838	29,916,871	$98,576	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,560,000	150,000	(a)	—	—	—	1,710,000	1,710,000	50,409		1

					$ (1,787)	$13,574	$31,638,838		$148,985		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

92	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2030 Term Corporate ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$486,787,030	$—	$486,787,030
Short-Term Securities
Money Market Funds	31,638,838	—	—	31,638,838

	$31,638,838	$486,787,030	$—	$518,425,868

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2031 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.5%
Interpublic Group of Companies Inc. (The), 2.40%, 03/01/31 (Call 12/01/30)	$1,138	$875,704
Omnicom Group Inc., 2.60%, 08/01/31 (Call 05/01/31)(a)	1,798	1,382,666

		2,258,370

Aerospace & Defense — 1.3%
Boeing Co. (The), 3.63%, 02/01/31 (Call 11/01/30)	3,186	2,685,565
General Dynamics Corp., 2.25%, 06/01/31 (Call 03/01/31)	1,080	852,985
L3Harris Technologies Inc., 1.80%, 01/15/31 (Call 10/15/30)	1,535	1,144,621
RTX Corp., 1.90%, 09/01/31 (Call 06/01/31)	2,355	1,727,813

		6,410,984

Agriculture — 0.8%
BAT Capital Corp., 2.73%, 03/25/31 (Call 12/25/30)	2,795	2,106,130
Bunge Ltd. Finance Corp., 2.75%, 05/14/31 (Call 02/14/31)	2,358	1,867,212

		3,973,342

Airlines — 0.2%
United Airlines Pass Through Trust, Series 2019, Class AA, 4.15%, 02/25/33(a)	805	713,569

Auto Manufacturers — 2.3%
American Honda Finance Corp., 1.80%, 01/13/31	1,474	1,118,579
General Motors Financial Co. Inc.
2.35%, 01/08/31 (Call 10/08/30)	2,225	1,655,550
2.70%, 06/10/31 (Call 03/10/31)	2,194	1,651,225
Mercedes-Benz Finance North America LLC, 8.50%, 01/18/31	3,321	3,838,555
Toyota Motor Corp., 2.36%, 03/25/31 (Call 12/25/30)(a)	791	633,784
Toyota Motor Credit Corp.
1.65%, 01/10/31	1,480	1,120,842
1.90%, 09/12/31	1,323	1,000,293

		11,018,828

Banks — 3.2%
Banco Santander SA, 2.96%, 03/25/31	1,450	1,120,946
Bank of New York Mellon Corp. (The)
1.65%, 01/28/31 (Call 10/28/30)(a)	1,106	818,744
1.80%, 07/28/31 (Call 04/28/31)	1,115	820,452
Bank of Nova Scotia (The), 2.15%, 08/01/31	1,626	1,208,097
Mizuho Financial Group Inc., 2.56%, 09/13/31	2,206	1,622,713
Royal Bank of Canada, 2.30%, 11/03/31	3,350	2,524,501
State Street Corp., 2.20%, 03/03/31(a)	2,054	1,537,161
Sumitomo Mitsui Financial Group Inc.
1.71%, 01/12/31(a)	1,235	899,161
2.22%, 09/17/31(a)	2,145	1,589,027
Toronto-Dominion Bank (The), 2.00%, 09/10/31	2,051	1,515,369
Westpac Banking Corp., 2.15%, 06/03/31	2,246	1,740,678

		15,396,849

Beverages — 2.2%
Anheuser-Busch InBev Worldwide Inc., 4.90%, 01/23/31 (Call 10/23/30)(a)	1,616	1,543,509
Coca-Cola Co. (The)
1.38%, 03/15/31	2,605	1,951,238
2.00%, 03/05/31	1,582	1,244,646
Constellation Brands Inc., 2.25%, 08/01/31 (Call 05/01/31)(a)	2,334	1,773,351

Security	Par (000)	Value

Beverages (continued)
Keurig Dr Pepper Inc., 2.25%, 03/15/31 (Call 12/15/30)(a)	$1,277	$981,537
PepsiCo Inc.
1.40%, 02/25/31 (Call 11/25/30)	1,517	1,140,356
1.95%, 10/21/31 (Call 07/21/31)	2,610	2,004,944

		10,639,581

Biotechnology — 0.9%
Amgen Inc., 2.30%, 02/25/31 (Call 11/25/30)(a)	2,803	2,190,157
Illumina Inc., 2.55%, 03/23/31 (Call 12/23/30)	1,063	809,365
Royalty Pharma PLC, 2.15%, 09/02/31 (Call 06/02/31)	1,419	1,041,589

		4,041,111

Building Materials — 1.4%
Carrier Global Corp., 2.70%, 02/15/31 (Call 11/15/30)	1,823	1,438,885
Eagle Materials Inc., 2.50%, 07/01/31 (Call 04/01/31)	1,800	1,370,569
Johnson Controls International PLC/Tyco Fire & Security Finance SCA, 2.00%, 09/16/31 (Call 06/16/31)(a)	1,200	894,331
Martin Marietta Materials Inc., 2.40%, 07/15/31 (Call 04/15/31)	2,128	1,630,823
Masco Corp., 2.00%, 02/15/31 (Call 11/15/30)(a)	1,459	1,093,823

		6,428,431

Chemicals — 0.6%
Ecolab Inc., 1.30%, 01/30/31 (Call 10/30/30)	1,550	1,141,793
Huntsman International LLC, 2.95%, 06/15/31 (Call 03/15/31)	989	751,212
NewMarket Corp., 2.70%, 03/18/31 (Call 12/18/30)	1,016	778,639

		2,671,644

Commercial Services — 0.9%
Equifax Inc., 2.35%, 09/15/31 (Call 06/15/31)	2,355	1,751,813
Global Payments Inc., 2.90%, 11/15/31 (Call 08/15/31)(a)	1,807	1,381,405
Moody’s Corp., 2.00%, 08/19/31 (Call 05/19/31)(a)	1,278	963,858

		4,097,076

Computers — 2.3%
Apple Inc.
1.65%, 02/08/31 (Call 11/08/30)	4,997	3,886,539
1.70%, 08/05/31 (Call 05/05/31)	2,160	1,661,550
CGI Inc., 2.30%, 09/14/31 (Call 06/14/31)	811	597,997
Fortinet Inc., 2.20%, 03/15/31 (Call 12/15/30)	1,111	846,862
HP Inc., 2.65%, 06/17/31 (Call 03/17/31)	2,348	1,794,063
Kyndryl Holdings Inc., 3.15%, 10/15/31 (Call 07/15/31)(a)	1,418	1,032,932
Leidos Inc., 2.30%, 02/15/31 (Call 11/15/30)	1,708	1,284,166

		11,104,109

Cosmetics & Personal Care — 0.8%
Estee Lauder Companies Inc. (The), 1.95%, 03/15/31 (Call 12/15/30)	1,390	1,065,252
Procter & Gamble Co. (The), 1.95%, 04/23/31(a)	1,575	1,246,769
Unilever Capital Corp., 1.75%, 08/12/31 (Call 05/12/31)	2,140	1,616,240

		3,928,261

Diversified Financial Services — 4.4%
Ally Financial Inc., 8.00%, 11/01/31	5,367	5,229,800
Brookfield Finance Inc., 2.72%, 04/15/31 (Call 01/15/31)	1,245	964,225
Charles Schwab Corp. (The)
1.65%, 03/11/31 (Call 12/11/30)	1,714	1,222,104
1.95%, 12/01/31 (Call 09/01/31)	1,858	1,322,085

94	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2031 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
2.30%, 05/13/31 (Call 02/13/31)	$1,745	$1,303,430
Jefferies Financial Group Inc., 2.63%, 10/15/31 (Call 07/15/31)(a)	2,355	1,736,180
Mastercard Inc.
1.90%, 03/15/31 (Call 12/15/30)	1,263	979,526
2.00%, 11/18/31 (Call 08/18/31)	2,002	1,528,383
Nasdaq Inc., 1.65%, 01/15/31 (Call 10/15/30)	1,655	1,222,677
Nomura Holdings Inc., 2.61%, 07/14/31	2,340	1,741,606
ORIX Corp., 2.25%, 03/09/31(a)	627	484,104
Synchrony Financial, 2.88%, 10/28/31 (Call 07/28/31) .	1,674	1,136,564
Visa Inc., 1.10%, 02/15/31 (Call 11/15/30)(a)	2,291	1,697,222
Western Union Co. (The), 2.75%, 03/15/31 (Call 12/15/30)	744	565,372

		21,133,278

Electric — 9.0%
AES Corp. (The), 2.45%, 01/15/31 (Call 10/15/30)(a)	2,245	1,687,221
Ameren Corp., 3.50%, 01/15/31 (Call 10/15/30)	1,914	1,603,507
Appalachian Power Co., Series AA, 2.70%, 04/01/31 (Call 01/01/31)	1,282	1,008,883
Arizona Public Service Co., 2.20%, 12/15/31 (Call 09/15/31)	1,075	794,856
Atlantic City Electric Co., 2.30%, 03/15/31 (Call 12/15/30)	990	767,941
Baltimore Gas & Electric Co., 2.25%, 06/15/31 (Call 03/15/31)	1,317	1,024,454
Berkshire Hathaway Energy Co., 1.65%, 05/15/31 (Call 02/15/31)(a)	1,344	980,579
CenterPoint Energy Houston Electric LLC, Series AE, 2.35%, 04/01/31 (Call 01/01/31)	780	614,062
CenterPoint Energy Inc., 2.65%, 06/01/31 (Call 03/01/31)	984	767,409
Connecticut Light & Power Co. (The), Series A, 2.05%, 07/01/31 (Call 04/01/31)	1,399	1,066,012
Consolidated Edison Co. of New York Inc., 2.40%, 06/15/31 (Call 03/15/31)(a)	2,029	1,595,222
Dominion Energy Inc., Series C, 2.25%, 08/15/31 (Call 05/15/31)	2,417	1,805,155
Dominion Energy South Carolina Inc., Series A, 2.30%, 12/01/31 (Call 09/01/31)	375	286,377
DTE Electric Co., Series C, 2.63%, 03/01/31 (Call 12/01/30)	1,532	1,235,816
Duke Energy Carolinas LLC, 2.55%, 04/15/31 (Call 01/15/31)	1,127	900,866
Duke Energy Corp., 2.55%, 06/15/31 (Call 03/15/31)	2,177	1,679,524
Duke Energy Florida LLC, 2.40%, 12/15/31 (Call 09/15/31)	1,431	1,101,758
Duke Energy Progress LLC, 2.00%, 08/15/31 (Call 05/15/31)	1,433	1,078,507
Emera U.S. Finance LP, 2.64%, 06/15/31 (Call 03/15/31)	632	477,615
Entergy Corp., 2.40%, 06/15/31 (Call 03/05/31)	1,430	1,086,652
Entergy Louisiana LLC, 3.05%, 06/01/31 (Call 03/01/31)	760	616,774
Entergy Texas Inc., 1.75%, 03/15/31 (Call 12/15/30)	1,436	1,061,650
Eversource Energy, 2.55%, 03/15/31 (Call 12/15/30)	766	593,916
National Rural Utilities Cooperative Finance Corp.
1.35%, 03/15/31 (Call 12/15/30)	974	698,351
1.65%, 06/15/31 (Call 03/15/31)(a)	680	497,021
Northern States Power Co./MN, 2.25%, 04/01/31 (Call 10/01/30)	920	722,266
NSTAR Electric Co., 1.95%, 08/15/31 (Call 05/15/31)	494	370,502

Security	Par (000)	Value

Electric (continued)
Ohio Power Co., Series Q, 1.63%, 01/15/31 (Call 10/15/30)	$710	$527,158
Pacific Gas and Electric Co.
2.50%, 02/01/31 (Call 11/01/30)	4,470	3,314,021
3.25%, 06/01/31 (Call 03/01/31)	2,215	1,717,733
PacifiCorp, 7.70%, 11/15/31(a)	260	285,860
Progress Energy Inc.
7.00%, 10/30/31	975	1,020,783
7.75%, 03/01/31	1,343	1,434,394
Public Service Co. of Colorado
1.88%, 06/15/31 (Call 12/15/30)	1,689	1,267,409
Series 35, 1.90%, 01/15/31 (Call 07/15/30)(a)	915	693,317
Public Service Co. of New Hampshire, Series V, 2.20%, 06/15/31 (Call 03/15/31)	624	483,009
Public Service Co. of Oklahoma, Series J, 2.20%, 08/15/31 (Call 05/15/31)(a)	979	738,093
Public Service Electric & Gas Co., 1.90%, 08/15/31 (Call 05/15/31)	790	597,296
Public Service Enterprise Group Inc., 2.45%, 11/15/31 (Call 08/15/31)	1,910	1,446,173
Southern California Edison Co., Series G, 2.50%, 06/01/31 (Call 03/01/31)(a)	918	713,720
Tampa Electric Co., 2.40%, 03/15/31 (Call 12/15/30)	855	662,945
Virginia Electric & Power Co., 2.30%, 11/15/31 (Call 08/15/31)	1,147	875,949
Wisconsin Power and Light Co., 1.95%, 09/16/31 (Call 06/16/31)	470	348,710
Xcel Energy Inc., 2.35%, 11/15/31 (Call 05/15/31)	783	584,460

		42,833,926

Electronics — 1.6%
Amphenol Corp., 2.20%, 09/15/31 (Call 06/15/31)	1,336	1,019,351
Avnet Inc., 3.00%, 05/15/31 (Call 02/15/31)	657	496,974
Honeywell International Inc., 1.75%, 09/01/31 (Call 06/01/31)	3,350	2,509,769
Hubbell Inc., 2.30%, 03/15/31 (Call 12/15/30)(a)	600	464,767
Jabil Inc., 3.00%, 01/15/31 (Call 10/15/30)	1,472	1,165,244
TD SYNNEX Corp., 2.65%, 08/09/31 (Call 05/09/31)	1,180	864,386
Vontier Corp., 2.95%, 04/01/31 (Call 01/01/31)	1,275	957,321

		7,477,812

Environmental Control — 0.6%
Republic Services Inc., 1.45%, 02/15/31 (Call 11/15/30)	1,666	1,224,333
Waste Management Inc., 1.50%, 03/15/31 (Call 12/15/30)	2,458	1,825,117

		3,049,450

Food — 2.3%
Flowers Foods Inc., 2.40%, 03/15/31 (Call 12/15/30)	1,170	896,886
General Mills Inc., 2.25%, 10/14/31 (Call 07/14/31)(a)	1,245	941,432
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc., 3.75%, 12/01/31 (Call 12/01/26)	910	708,383
Kellogg Co., Series B, 7.45%, 04/01/31	1,300	1,376,028
Kraft Heinz Foods Co., 4.25%, 03/01/31 (Call 12/01/30)	1,055	936,164
Kroger Co. (The)
1.70%, 01/15/31 (Call 10/15/30)(a)	1,535	1,131,142
7.50%, 04/01/31	749	803,912
McCormick & Co. Inc./MD, 1.85%, 02/15/31 (Call 11/15/30)	962	713,231
Mondelez International Inc., 1.50%, 02/04/31 (Call 11/04/30)	1,279	939,283

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2031 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
Pilgrim’s Pride Corp., 4.25%, 04/15/31 (Call 04/15/26)	$2,045	$1,686,537
Sysco Corp., 2.45%, 12/14/31 (Call 09/14/31)	1,182	902,487

		11,035,485

Forest Products & Paper — 0.6%
Georgia-Pacific LLC, 8.88%, 05/15/31	634	740,422
Suzano Austria GmbH, 3.75%, 01/15/31 (Call 10/15/30)	2,410	1,950,663

		2,691,085

Gas — 1.0%
Atmos Energy Corp., 1.50%, 01/15/31 (Call 10/15/30)(a)	1,506	1,112,284
National Fuel Gas Co., 2.95%, 03/01/31 (Call 12/01/30)	1,024	778,111
NiSource Inc., 1.70%, 02/15/31 (Call 11/15/30)	1,680	1,231,007
Piedmont Natural Gas Co. Inc., 2.50%, 03/15/31 (Call 12/15/30)	835	644,177
Southern Co. Gas Capital Corp., Series 2020-A, 1.75%, 01/15/31 (Call 10/15/30)	1,045	771,567

		4,537,146

Hand & Machine Tools — 0.1%
Kennametal Inc., 2.80%, 03/01/31 (Call 12/01/30)	447	343,150

Health Care - Products — 1.8%
Agilent Technologies Inc., 2.30%, 03/12/31 (Call 12/12/30)	2,034	1,574,790
Baxter International Inc., 1.73%, 04/01/31 (Call 01/01/31)(a)	1,485	1,077,997
Revvity Inc.
2.25%, 09/15/31 (Call 06/15/31)	1,302	968,332
2.55%, 03/15/31 (Call 12/15/30)	700	539,087
STERIS Irish FinCo UnLtd Co., 2.70%, 03/15/31 (Call 12/15/30)(a)	1,338	1,058,714
Thermo Fisher Scientific Inc., 2.00%, 10/15/31 (Call 07/15/31)(a)	2,763	2,083,446
Zimmer Biomet Holdings Inc., 2.60%, 11/24/31 (Call 08/24/31)	1,657	1,269,553

		8,571,919

Health Care - Services — 3.2%
Banner Health, 1.90%, 01/01/31 (Call 07/01/30)	290	220,648
Bon Secours Mercy Health Inc., Series 20-2, 2.10%, 06/01/31 (Call 12/01/30)	477	363,805
Cedars-Sinai Health System, Series 2021, 2.29%, 08/15/31 (Call 02/15/31)	363	279,917
Centene Corp.
2.50%, 03/01/31 (Call 12/01/30)	4,788	3,625,912
2.63%, 08/01/31 (Call 05/01/31)	2,795	2,107,408
Elevance Health Inc., 2.55%, 03/15/31 (Call 12/15/30)	2,421	1,915,068
HCA Inc., 2.38%, 07/15/31 (Call 04/15/31)	1,915	1,422,864
Laboratory Corp. of America Holdings, 2.70%, 06/01/31 (Call 03/01/31)	1,162	916,135
OhioHealth Corp., 2.30%, 11/15/31 (Call 05/15/31)(a)	694	536,510
Quest Diagnostics Inc., 2.80%, 06/30/31 (Call 03/30/31)(a)	1,066	843,253
UnitedHealth Group Inc., 2.30%, 05/15/31 (Call 02/15/31)	3,584	2,819,386

		15,050,906

Holding Companies - Diversified — 0.2%
Ares Capital Corp., 3.20%, 11/15/31 (Call 08/15/31)	1,305	971,961

Security	Par (000)	Value

Home Builders — 0.1%
MDC Holdings Inc., 2.50%, 01/15/31 (Call 07/15/30)	$878	$643,341

Home Furnishings — 0.1%
Whirlpool Corp., 2.40%, 05/15/31 (Call 02/15/31)	825	633,005

Household Products & Wares — 0.3%
Church & Dwight Co. Inc., 2.30%, 12/15/31 (Call 09/15/31)	693	538,969
Kimberly-Clark Corp., 2.00%, 11/02/31 (Call 08/02/31)(a)	1,263	969,591

		1,508,560

Insurance — 2.8%
Aon Global Ltd.
2.05%, 08/23/31 (Call 05/23/31)	943	698,582
2.60%, 12/02/31 (Call 09/02/31)	1,217	931,982
Arthur J Gallagher & Co., 2.40%, 11/09/31 (Call 08/09/31)	1,033	776,004
Assured Guaranty U.S. Holdings Inc., 3.15%, 06/15/31 (Call 03/15/31)(a)	1,295	1,048,184
Athene Holding Ltd., 3.50%, 01/15/31 (Call 10/15/30)	1,225	976,526
Brown & Brown Inc., 2.38%, 03/15/31 (Call 12/15/30)(a)	1,654	1,238,869
Enstar Group Ltd., 3.10%, 09/01/31 (Call 03/01/31)	1,151	850,673
Fairfax Financial Holdings Ltd., 3.38%, 03/03/31 (Call 12/03/30)(a)	1,349	1,085,959
Fidelity National Financial Inc., 2.45%, 03/15/31 (Call 12/15/30)	1,356	1,017,144
First American Financial Corp., 2.40%, 08/15/31 (Call 05/15/31)	1,166	841,971
Jackson Financial Inc., 3.13%, 11/23/31 (Call 08/23/31)(a)	1,161	867,823
Lincoln National Corp., 3.40%, 01/15/31 (Call 10/15/30)(a)	827	646,299
Marsh & McLennan Companies Inc., 2.38%, 12/15/31 (Call 09/15/31)	1,066	815,960
Primerica Inc., 2.80%, 11/19/31 (Call 08/19/31)	1,037	798,531
Stewart Information Services Corp., 3.60%, 11/15/31 (Call 08/15/31)	923	656,944

		13,251,451

Internet — 2.4%
Alibaba Group Holding Ltd., 2.13%, 02/09/31 (Call 11/09/30)(a)	2,735	2,097,352
Amazon.com Inc., 2.10%, 05/12/31 (Call 02/12/31)	6,033	4,753,032
Baidu Inc., 2.38%, 08/23/31 (Call 05/23/31)	995	750,965
eBay Inc., 2.60%, 05/10/31 (Call 02/10/31)(a)	1,839	1,434,618
Expedia Group Inc., 2.95%, 03/15/31 (Call 12/15/30)	1,252	983,383
VeriSign Inc., 2.70%, 06/15/31 (Call 03/15/31)	1,809	1,396,846

		11,416,196

Iron & Steel — 0.2%
Steel Dynamics Inc., 3.25%, 01/15/31 (Call 10/15/30)	1,288	1,063,879

Leisure Time — 0.2%
Brunswick Corp., 2.40%, 08/18/31 (Call 05/18/31)(a)	1,286	906,578

Lodging — 0.8%
Choice Hotels International Inc., 3.70%, 01/15/31 (Call 10/15/30)	1,040	816,856
Marriott International Inc./MD, Series HH, 2.85%, 04/15/31 (Call 01/15/31)	2,600	2,041,778
Sands China Ltd., 3.50%, 08/08/31 (Call 05/08/31)	1,085	819,894

		3,678,528

96	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2031 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery — 1.3%
Caterpillar Inc., 1.90%, 03/12/31 (Call 12/12/30)(a)	$897	$707,229
Deere & Co., 7.13%, 03/03/31	245	265,519
IDEX Corp., 2.63%, 06/15/31 (Call 03/15/31)(a)	1,190	927,057
John Deere Capital Corp.
1.45%, 01/15/31(a)	1,825	1,368,302
2.00%, 06/17/31	1,295	995,927
nVent Finance Sarl, 2.75%, 11/15/31 (Call 08/15/31)	398	296,488
Rockwell Automation Inc., 1.75%, 08/15/31 (Call 05/15/31)	880	663,705
Xylem Inc./NY, 2.25%, 01/30/31 (Call 10/30/30)	1,097	848,090

		6,072,317

Manufacturing — 0.6%
Teledyne Technologies Inc., 2.75%, 04/01/31 (Call 01/01/31)	2,447	1,928,886
Textron Inc., 2.45%, 03/15/31 (Call 12/15/30)(a)	1,248	972,484

		2,901,370

Media — 3.2%
Charter Communications Operating LLC/Charter Communications Operating Capital, 2.80%, 04/01/31 (Call 01/01/31)	3,612	2,771,838
Comcast Corp.
1.50%, 02/15/31 (Call 11/15/30)	4,015	2,970,318
1.95%, 01/15/31 (Call 10/15/30)(a)	3,413	2,615,049
Paramount Global, 4.95%, 01/15/31 (Call 10/15/30)(a)	2,551	2,130,090
Walt Disney Co. (The), 2.65%, 01/13/31(a)	5,780	4,689,461

		15,176,756

Mining — 0.4%
Rio Tinto Alcan Inc., 7.25%, 03/15/31	1,022	1,092,125
Yamana Gold Inc., 2.63%, 08/15/31 (Call 05/15/31)	1,176	891,738

		1,983,863

Office & Business Equipment — 0.4%
CDW LLC/CDW Finance Corp., 3.57%, 12/01/31 (Call 09/01/31)	2,149	1,730,256

Oil & Gas — 3.9%
Burlington Resources LLC
7.20%, 08/15/31	1,017	1,093,858
7.40%, 12/01/31	800	872,354
Conoco Funding Co., 7.25%, 10/15/31(a)	888	957,386
Devon Energy Corp., 7.88%, 09/30/31	1,270	1,358,296
Diamondback Energy Inc., 3.13%, 03/24/31 (Call 12/24/30)(a)	1,898	1,555,450
Helmerich & Payne Inc., 2.90%, 09/29/31 (Call 06/29/31)(a)	1,333	1,023,714
Hess Corp., 7.30%, 08/15/31	1,498	1,621,389
Occidental Petroleum Corp.
6.13%, 01/01/31 (Call 07/01/30)	2,406	2,345,468
7.50%, 05/01/31(a)	1,920	2,013,261
7.88%, 09/15/31	1,001	1,070,606
Ovintiv Inc.
7.20%, 11/01/31	771	776,967
7.38%, 11/01/31	1,099	1,130,635
Pioneer Natural Resources Co., 2.15%, 01/15/31 (Call 10/15/30)(a)	2,269	1,783,571
Valero Energy Corp., 2.80%, 12/01/31 (Call 09/01/31)(a)	1,168	905,585

		18,508,540

Packaging & Containers — 0.4%
Amcor Flexibles North America Inc., 2.69%, 05/25/31 (Call 02/25/31)	1,395	1,078,818

Security	Par (000)	Value

Packaging & Containers (continued)
WestRock MWV LLC, 7.95%, 02/15/31	$643	$695,344

		1,774,162

Pharmaceuticals — 4.3%
Astrazeneca Finance LLC, 2.25%, 05/28/31 (Call 02/28/31)	1,862	1,465,336
Becton Dickinson and Co., 1.96%, 02/11/31 (Call 11/11/30)	2,382	1,812,956
Bristol-Myers Squibb Co., 5.75%, 02/01/31 (Call 12/01/30)	2,175	2,164,499
Cencora Inc., 2.70%, 03/15/31 (Call 12/15/30)	2,384	1,887,873
Cigna Group (The), 2.38%, 03/15/31 (Call 12/15/30)(a)	3,443	2,681,764
CVS Health Corp.
1.88%, 02/28/31 (Call 11/28/30)	2,412	1,792,430
2.13%, 09/15/31 (Call 06/15/31)(a)	2,678	1,993,160
5.25%, 01/30/31 (Call 11/30/30)	1,595	1,501,351
Merck & Co. Inc., 2.15%, 12/10/31 (Call 09/10/31)(a)	4,333	3,339,092
Pfizer Inc., 1.75%, 08/18/31 (Call 05/18/31)	2,096	1,582,057

		20,220,518

Pipelines — 3.2%
Boardwalk Pipelines LP, 3.40%, 02/15/31 (Call 11/15/30)	1,074	876,099
Cheniere Energy Partners LP, 4.00%, 03/01/31 (Call 03/01/26)(a)	3,182	2,663,841
Kinder Morgan Energy Partners LP, 7.40%, 03/15/31	682	704,770
Kinder Morgan Inc.
2.00%, 02/15/31 (Call 11/15/30)(a)	1,669	1,247,699
7.80%, 08/01/31	1,237	1,309,405
ONEOK Inc., 6.35%, 01/15/31 (Call 10/15/30)	1,436	1,418,961
Targa Resources Corp., 4.88%, 02/01/31 (Call 02/01/26)	2,331	2,065,054
TransCanada PipeLines Ltd., 2.50%, 10/12/31 (Call 07/12/31)(a)	2,330	1,757,818
Williams Companies Inc. (The)
2.60%, 03/15/31 (Call 12/15/30)(a)	3,046	2,375,872
Series A, 7.50%, 01/15/31(a)	825	862,649

		15,282,168

Real Estate — 0.3%
CBRE Services Inc., 2.50%, 04/01/31 (Call 01/01/31)	1,229	925,166
Essential Properties LP, 2.95%, 07/15/31 (Call 04/15/31)	817	583,783

		1,508,949

Real Estate Investment Trusts — 11.1%
Alexandria Real Estate Equities Inc., 3.38%, 08/15/31 (Call 05/15/31)	1,815	1,472,774
American Assets Trust LP, 3.38%, 02/01/31 (Call 11/01/30)	1,166	838,598
American Homes 4 Rent LP, 2.38%, 07/15/31 (Call 04/15/31)	1,040	774,422
American Tower Corp.
2.30%, 09/15/31 (Call 06/15/31)	1,630	1,201,376
2.70%, 04/15/31 (Call 01/15/31)	1,435	1,109,437
AvalonBay Communities Inc., 2.45%, 01/15/31 (Call 10/17/30)	1,388	1,095,608
Boston Properties LP, 3.25%, 01/30/31 (Call 10/30/30)	2,805	2,126,806
Brixmor Operating Partnership LP, 2.50%, 08/16/31 (Call 05/16/31)(a)	1,204	885,432
Broadstone Net Lease LLC, 2.60%, 09/15/31 (Call 06/15/31)	899	621,735

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2031 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Corporate Office Properties LP, 2.75%, 04/15/31 (Call 01/15/31)	$1,165	$853,066
Crown Castle International Corp.
2.10%, 04/01/31 (Call 01/01/31)	2,285	1,690,473
2.25%, 01/15/31 (Call 10/15/30)	2,502	1,885,951
2.50%, 07/15/31 (Call 04/15/31)	1,662	1,255,171
CubeSmart LP, 2.00%, 02/15/31 (Call 11/15/30)	715	528,232
EPR Properties, 3.60%, 11/15/31 (Call 08/15/31)	701	504,718
Equinix Inc., 2.50%, 05/15/31 (Call 02/15/31)	2,270	1,732,591
ERP Operating LP, 1.85%, 08/01/31 (Call 05/01/31)(a)	828	612,852
Essex Portfolio LP
1.65%, 01/15/31 (Call 10/15/30)	792	571,427
2.55%, 06/15/31 (Call 03/15/31)	700	533,398
Extra Space Storage LP
2.40%, 10/15/31 (Call 07/15/31)(a)	1,332	993,333
2.55%, 06/01/31 (Call 03/01/31)	1,130	858,757
GLP Capital LP/GLP Financing II Inc., 4.00%, 01/15/31 (Call 10/15/30)	1,411	1,145,928
Healthcare Realty Holdings LP, 2.00%, 03/15/31 (Call 12/15/30)	1,692	1,234,021
Healthpeak Properties Inc., 2.88%, 01/15/31 (Call 10/15/30)(a)	1,238	975,848
Highwoods Realty LP, 2.60%, 02/01/31 (Call 11/01/30)	795	557,204
Host Hotels & Resorts LP, Series J, 2.90%, 12/15/31 (Call 09/15/31)	902	673,471
Invitation Homes Operating Partnership LP, 2.00%, 08/15/31 (Call 05/15/31)	1,447	1,043,377
Kimco Realty Corp., 2.25%, 12/01/31 (Call 09/01/31)(a)	1,040	760,602
LXP Industrial Trust, 2.38%, 10/01/31 (Call 07/01/31)	961	686,994
Mid-America Apartments LP, 1.70%, 02/15/31 (Call 11/15/30)(a)	1,118	831,906
National Health Investors Inc., 3.00%, 02/01/31 (Call 11/01/30)	938	675,839
Omega Healthcare Investors Inc., 3.38%, 02/01/31 (Call 11/01/30)	1,458	1,121,076
Phillips Edison Grocery Center Operating Partnership I LP, 2.63%, 11/15/31 (Call 08/15/31)	690	496,229
Physicians Realty LP, 2.63%, 11/01/31 (Call 08/01/31)	1,098	807,953
Prologis LP
1.63%, 03/15/31 (Call 12/15/30)	775	570,652
1.75%, 02/01/31 (Call 11/01/30)(a)	1,294	967,928
Public Storage Operating Co.
2.25%, 11/09/31 (Call 08/09/31)	1,436	1,096,858
2.30%, 05/01/31 (Call 02/01/31)	1,457	1,132,138
Rayonier LP, 2.75%, 05/17/31 (Call 02/17/31)	1,117	855,356
Realty Income Corp., 3.25%, 01/15/31 (Call 10/15/30)	2,227	1,827,728
Rexford Industrial Realty LP, 2.15%, 09/01/31 (Call 06/01/31)	1,029	745,143
Sabra Health Care LP, 3.20%, 12/01/31 (Call 09/01/31)	1,676	1,234,385
Safehold GL Holdings LLC, 2.80%, 06/15/31 (Call 03/15/31)(a)	880	648,225
Simon Property Group LP, 2.20%, 02/01/31 (Call 11/01/30)	1,634	1,233,160
Spirit Realty LP, 3.20%, 02/15/31 (Call 11/15/30)	1,090	861,504
STORE Capital Corp., 2.70%, 12/01/31 (Call 09/01/31)	914	611,267

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Sun Communities Operating LP, 2.70%, 07/15/31 (Call 04/15/31)	$1,773	$1,324,949
Tanger Properties LP, 2.75%, 09/01/31 (Call 06/01/31)	908	641,752
UDR Inc., 3.00%, 08/15/31 (Call 05/15/31)(a)	1,444	1,143,112
Ventas Realty LP, 2.50%, 09/01/31 (Call 06/01/31)	1,137	854,270
Vornado Realty LP, 3.40%, 06/01/31 (Call 03/01/31)	555	384,328
Welltower OP LLC
2.75%, 01/15/31 (Call 10/15/30)	1,431	1,123,416
2.80%, 06/01/31 (Call 03/01/31)	1,725	1,350,291
WP Carey Inc., 2.40%, 02/01/31 (Call 11/01/30)	1,246	946,317

		52,709,384

Retail — 3.2%
AutoNation Inc., 2.40%, 08/01/31 (Call 05/01/31)(a)	1,016	723,611
AutoZone Inc., 1.65%, 01/15/31 (Call 10/15/30)	1,512	1,107,609
Dollar Tree Inc., 2.65%, 12/01/31 (Call 09/01/31)	1,895	1,439,012
Home Depot Inc. (The)
1.38%, 03/15/31 (Call 12/15/30)	2,798	2,068,852
1.88%, 09/15/31 (Call 06/15/31)	2,394	1,808,003
Lowe’s Companies Inc., 2.63%, 04/01/31 (Call 01/01/31)	3,501	2,764,505
O’Reilly Automotive Inc., 1.75%, 03/15/31 (Call 12/15/30)(a)	1,046	774,660
Ross Stores Inc., 1.88%, 04/15/31 (Call 01/15/31)	1,027	763,030
TJX Companies Inc. (The), 1.60%, 05/15/31 (Call 02/15/31)	910	684,040
Walmart Inc., 1.80%, 09/22/31 (Call 06/22/31)	3,939	3,027,119

		15,160,441

Semiconductors — 3.7%
Analog Devices Inc., 2.10%, 10/01/31 (Call 07/01/31)	2,196	1,693,030
Broadcom Inc., 2.45%, 02/15/31 (Call 11/15/30)(b)	6,018	4,616,850
Intel Corp., 2.00%, 08/12/31 (Call 05/12/31)	2,967	2,271,880
Marvell Technology Inc., 2.95%, 04/15/31 (Call 01/15/31)	1,808	1,426,818
NVIDIA Corp., 2.00%, 06/15/31 (Call 03/15/31)	3,014	2,349,243
NXP BV/NXP Funding LLC/NXP USA Inc., 2.50%, 05/11/31 (Call 02/11/31)	2,264	1,728,118
Skyworks Solutions Inc., 3.00%, 06/01/31 (Call 03/01/31)	1,115	854,484
Texas Instruments Inc., 1.90%, 09/15/31 (Call 06/15/31)	1,148	883,632
TSMC Arizona Corp., 2.50%, 10/25/31 (Call 07/25/31)(a)	2,285	1,806,743

		17,630,798

Software — 4.1%
Autodesk Inc., 2.40%, 12/15/31 (Call 09/15/31)(a)	2,301	1,768,140
Broadridge Financial Solutions Inc., 2.60%, 05/01/31 (Call 02/01/31)	2,350	1,821,464
Electronic Arts Inc., 1.85%, 02/15/31 (Call 11/15/30)	1,612	1,225,854
Fidelity National Information Services Inc., 2.25%, 03/01/31 (Call 12/01/30)(a)	2,874	2,190,484
Oracle Corp., 2.88%, 03/25/31 (Call 12/25/30)	6,981	5,598,207
Roper Technologies Inc., 1.75%, 02/15/31 (Call 11/15/30)	2,421	1,788,984
salesforce.com Inc., 1.95%, 07/15/31 (Call 04/15/31)	3,400	2,623,289
VMware Inc., 2.20%, 08/15/31 (Call 05/15/31)	3,451	2,551,147

		19,567,569

Telecommunications — 7.4%
AT&T Inc., 2.75%, 06/01/31 (Call 03/01/31)	6,740	5,300,728

98	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2031 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
Motorola Solutions Inc., 2.75%, 05/24/31 (Call 02/24/31)	$2,042	$1,582,893
Orange SA, 9.00%, 03/01/31	5,531	6,337,005
T-Mobile USA Inc.
2.25%, 11/15/31 (Call 08/15/31)	2,192	1,627,107
2.55%, 02/15/31 (Call 11/15/30)	5,584	4,349,380
2.88%, 02/15/31 (Call 02/15/26)	2,107	1,680,627
3.50%, 04/15/31 (Call 04/15/26)(a)	5,458	4,530,848
Verizon Communications Inc.
1.75%, 01/20/31 (Call 10/20/30)(a)	5,395	3,989,428
2.55%, 03/21/31 (Call 12/21/30)	7,696	6,008,808

		35,406,824

Transportation — 1.7%
Canadian Pacific Railway Co.
2.45%, 12/02/31 (Call 09/02/31)	2,266	1,980,240
7.13%, 10/15/31	708	747,582
FedEx Corp., 2.40%, 05/15/31 (Call 02/15/31)(a)	2,451	1,913,890
GXO Logistics Inc., 2.65%, 07/15/31 (Call 04/15/31)	883	659,607
Norfolk Southern Corp., 2.30%, 05/15/31 (Call 02/15/31)	1,377	1,078,389
Union Pacific Corp., 2.38%, 05/20/31 (Call 02/20/31)	2,217	1,751,385

		8,131,093

Trucking & Leasing — 0.1%
GATX Corp., 1.90%, 06/01/31 (Call 03/01/31)(a)	934	672,168

Water — 0.3%
American Water Capital Corp., 2.30%, 06/01/31 (Call 03/01/31)	1,167	907,557
Essential Utilities Inc., 2.40%, 05/01/31 (Call 02/01/31)(a)	733	560,829

		1,468,386

Total Long-Term Investments — 98.7% (Cost: $509,024,835)		469,385,373

Security	Shares	Value

Short-Term Securities

Money Market Funds — 7.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(d)(e)	32,234,703	$32,247,597
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)(d)	1,810,000	1,810,000

Total Short-Term Securities — 7.2% (Cost: $34,048,566)		34,057,597

Total Investments — 105.9% (Cost: $543,073,401)		503,442,970

Liabilities in Excess of Other Assets — (5.9)%		(27,871,457)

Net Assets — 100.0%		$475,571,513

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$11,809,184	$20,435,287	(a)	$—	$(6,682)	$9,808	$32,247,597	32,234,703	$105,138	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	60,000	1,750,000	(a)	—	—	—	1,810,000	1,810,000	53,933		—

					$(6,682)	$9,808	$34,057,597		$159,071		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2031 Term Corporate ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$469,385,373	$—	$469,385,373
Short-Term Securities
Money Market Funds	34,057,597	—	—	34,057,597

	$34,057,597	$469,385,373	$—	$503,442,970

See notes to financial statements.

100	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2032 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 0.7%
Lockheed Martin Corp., 3.90%, 06/15/32 (Call 03/15/32)	$1,014	$887,852
RTX Corp., 2.38%, 03/15/32 (Call 12/15/31)	1,198	899,769

		1,787,621

Agriculture — 2.4%
Altria Group Inc., 2.45%, 02/04/32 (Call 11/04/31)	2,047	1,493,497
Archer-Daniels-Midland Co.
2.90%, 03/01/32 (Call 12/01/31)	801	649,432
5.94%, 10/01/32(a)	500	505,058
BAT Capital Corp.
4.74%, 03/16/32 (Call 12/16/31)	1,071	919,514
7.75%, 10/19/32 (Call 07/19/32)	685	702,658
Philip Morris International Inc., 5.75%, 11/17/32 (Call 08/17/32)	1,774	1,694,136

		5,964,295

Airlines — 0.6%
American Airlines Pass Through Trust, Series 2019-1, Class AA, 3.15%, 08/15/33	430	357,629
JetBlue Pass Through Trust
Series 1A, Class A, 4.00%, 05/15/34	393	345,645
Series 2019-1, Class AA, 2.75%, 11/15/33	327	270,570
United Airlines Pass Through Trust, Series 2019-2, Class AA, 2.70%, 11/01/33	571	457,187

		1,431,031

Apparel — 0.2%
Tapestry Inc., 3.05%, 03/15/32 (Call 12/15/31)	612	437,498

Auto Manufacturers — 1.4%
General Motors Co., 5.60%, 10/15/32 (Call 07/15/32)(a)	1,470	1,341,928
General Motors Financial Co. Inc., 3.10%, 01/12/32 (Call 10/12/31)	1,465	1,113,876
Honda Motor Co. Ltd., 2.97%, 03/10/32 (Call 12/10/31)(a)	912	750,198
Toyota Motor Credit Corp., 2.40%, 01/13/32	274	214,459

		3,420,461

Auto Parts & Equipment — 0.4%
Aptiv PLC, 3.25%, 03/01/32 (Call 12/01/31)(a)	979	785,042
Lear Corp., 2.60%, 01/15/32 (Call 10/15/31)	386	284,542

		1,069,584

Banks — 4.7%
Bank of New York Mellon Corp. (The), 2.50%, 01/26/32 (Call 10/26/31)	555	424,731
Bank of Nova Scotia (The), 2.45%, 02/02/32	1,047	786,482
Canadian Imperial Bank of Commerce, 3.60%, 04/07/32 (Call 03/07/32)(a)	1,160	953,435
Citigroup Inc., 6.63%, 06/15/32(a)	1,174	1,163,294
Citizens Financial Group Inc., 2.64%, 09/30/32 (Call 07/02/32)	690	457,882
KeyBank NA/Cleveland OH, 4.90%, 08/08/32	735	542,374
Morgan Stanley, 7.25%, 04/01/32	1,180	1,258,907
Northern Trust Corp., 6.13%, 11/02/32 (Call 08/02/32)	1,155	1,112,563
Royal Bank of Canada, 3.88%, 05/04/32	1,151	967,170
Toronto-Dominion Bank (The)
2.45%, 01/12/32	707	532,473
3.20%, 03/10/32	1,722	1,367,964
4.46%, 06/08/32	2,333	2,033,911

		11,601,186

Security	Par (000)	Value

Beverages — 2.3%
Coca-Cola Co. (The), 2.25%, 01/05/32	$1,961	$1,552,517
Coca-Cola Femsa SAB de CV, 1.85%, 09/01/32 (Call 06/01/32)(a)	805	585,242
Constellation Brands Inc., 4.75%, 05/09/32 (Call 02/09/32)	876	787,746
Diageo Capital PLC, 2.13%, 04/29/32 (Call 01/29/32)	975	733,900
Keurig Dr Pepper Inc., 4.05%, 04/15/32 (Call 01/15/32)	1,048	900,779
PepsiCo Inc., 3.90%, 07/18/32 (Call 04/18/32)	1,277	1,131,593

		5,691,777

Biotechnology — 1.1%
Amgen Inc.
2.00%, 01/15/32 (Call 10/15/31)(a)	1,197	884,602
3.35%, 02/22/32 (Call 11/22/31)	1,155	950,647
Bio-Rad Laboratories Inc., 3.70%, 03/15/32 (Call 12/15/31)	971	779,708

		2,614,957

Building Materials — 0.3%
Fortune Brands Home & Security Inc., 4.00%, 03/25/32 (Call 12/25/31)	357	295,715
Johnson Controls International PLC/Tyco Fire & Security Finance SCA, 4.90%, 12/01/32 (Call 09/01/32)(a)	438	404,506

		700,221

Chemicals — 1.5%
Albemarle Corp., 5.05%, 06/01/32 (Call 03/01/32)(a)	737	643,685
Cabot Corp., 5.00%, 06/30/32 (Call 03/30/32)	524	466,728
Celanese U.S. Holdings LLC, 6.38%, 07/15/32 (Call 04/15/32)	1,188	1,116,213
Ecolab Inc., 2.13%, 02/01/32 (Call 11/01/31)(a)	870	662,402
RPM International Inc., 2.95%, 01/15/32 (Call 10/15/31)	415	316,501
Sherwin-Williams Co. (The), 2.20%, 03/15/32 (Call 12/15/31)	656	487,787

		3,693,316

Commercial Services — 2.6%
Cintas Corp. No. 2, 4.00%, 05/01/32 (Call 02/01/32)	748	654,232
Global Payments Inc., 5.40%, 08/15/32 (Call 05/15/32)	895	810,935
Johns Hopkins University, 4.71%, 07/01/32 (Call 04/01/32)(a)	420	397,350
Moody’s Corp., 4.25%, 08/08/32 (Call 05/08/32)	662	583,685
PayPal Holdings Inc., 4.40%, 06/01/32 (Call 03/01/32)(a)	1,220	1,092,625
Quanta Services Inc., 2.35%, 01/15/32 (Call 10/15/31)	563	405,022
RELX Capital Inc., 4.75%, 05/20/32 (Call 02/20/32)	608	557,472
S&P Global Inc., 2.90%, 03/01/32 (Call 12/01/31)	1,716	1,376,583
Triton Container International Ltd./TAL International Container Corp., 3.25%, 03/15/32 (Call 12/15/31)	693	501,544

		6,379,448

Computers — 1.7%
Apple Inc., 3.35%, 08/08/32 (Call 05/08/32)	1,435	1,231,803
HP Inc., 4.20%, 04/15/32 (Call 01/15/32)	750	632,029
International Business Machines Corp.
2.72%, 02/09/32 (Call 11/09/31)	435	347,876
4.40%, 07/27/32 (Call 04/27/32)	1,080	968,136
5.88%, 11/29/32(a)	561	564,410

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2032 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
Western Digital Corp., 3.10%, 02/01/32 (Call 11/01/31)(a)	$514	$362,110

		4,106,364

Cosmetics & Personal Care — 1.6%
Colgate-Palmolive Co., 3.25%, 08/15/32 (Call 05/15/32)	479	403,508
GSK Consumer Healthcare Capital U.S. LLC, 3.63%, 03/24/32 (Call 12/24/31)	2,284	1,901,693
Procter & Gamble Co. (The), 2.30%, 02/01/32	895	714,374
Unilever Capital Corp., 5.90%, 11/15/32	1,001	1,012,095

		4,031,670

Diversified Financial Services — 5.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 01/30/32 (Call 10/30/31)	4,491	3,482,720
Air Lease Corp., 2.88%, 01/15/32 (Call 10/15/31)(a)	910	692,408
Ameriprise Financial Inc., 4.50%, 05/13/32 (Call 02/13/32)	657	591,570
Brookfield Finance Inc., 2.34%, 01/30/32 (Call 10/30/31)	745	541,877
Cboe Global Markets Inc., 3.00%, 03/16/32 (Call 12/16/31)	425	340,799
Charles Schwab Corp. (The), 2.90%, 03/03/32 (Call 12/03/31)(a)	1,195	912,917
CME Group Inc., 2.65%, 03/15/32 (Call 12/15/31)	1,005	801,356
Credit Suisse USA Inc., 7.13%, 07/15/32	877	910,196
Discover Financial Services, 6.70%, 11/29/32 (Call 08/29/32)	885	819,695
Intercontinental Exchange Inc., 1.85%, 09/15/32 (Call 06/15/32)	1,775	1,262,618
Jefferies Group LLC, 2.75%, 10/15/32 (Call 07/15/32)	613	443,736
Nomura Holdings Inc., 3.00%, 01/22/32	905	685,011
ORIX Corp.
4.00%, 04/13/32	404	346,991
5.20%, 09/13/32(a)	505	472,554

		12,304,448

Electric — 11.1%
AEP Texas Inc., 4.70%, 05/15/32 (Call 02/15/32)	565	502,558
Alabama Power Co.
3.05%, 03/15/32 (Call 12/15/31)(a)	497	403,602
3.94%, 09/01/32 (Call 03/01/32)(a)	383	329,682
Ameren Illinois Co., 3.85%, 09/01/32 (Call 06/01/32)	571	486,145
American Electric Power Co. Inc., 5.95%, 11/01/32 (Call 08/01/32)	613	592,543
Appalachian Power Co., 4.50%, 08/01/32 (Call 05/01/32)	595	520,164
Arizona Public Service Co., 6.35%, 12/15/32 (Call 09/15/32)	461	459,747
CenterPoint Energy Houston Electric LLC
Series AG, 3.00%, 03/01/32 (Call 12/01/31)	335	270,148
Series ai., 4.45%, 10/01/32 (Call 07/01/32)	630	563,306
Commonwealth Edison Co., 3.15%, 03/15/32 (Call 12/15/31)	368	301,135
Consumers Energy Co., 3.60%, 08/15/32 (Call 02/15/32)	482	405,387
Dominion Energy Inc.
4.35%, 08/15/32 (Call 05/15/32)	561	485,378
5.38%, 11/15/32 (Call 08/15/32)	1,180	1,092,815
Dominion Energy South Carolina Inc., 6.63%, 02/01/32	190	197,184

Security	Par (000)	Value

Electric (continued)
DTE Electric Co., Series A, 3.00%, 03/01/32 (Call 12/01/31)	$655	$527,609
Duke Energy Carolinas LLC
2.85%, 03/15/32 (Call 12/15/31)	755	599,201
6.45%, 10/15/32	260	261,536
Duke Energy Corp., 4.50%, 08/15/32 (Call 05/15/32)	1,162	1,015,598
Duke Energy Progress LLC, 3.40%, 04/01/32 (Call 01/01/32)	917	759,746
Entergy Louisiana LLC, 2.35%, 06/15/32 (Call 03/15/32)	602	450,584
Eversource Energy, 3.38%, 03/01/32 (Call 12/01/31)	770	619,430
Exelon Corp., 3.35%, 03/15/32 (Call 12/15/31)	715	578,761
Florida Power & Light Co., 2.45%, 02/03/32 (Call 11/03/31)	1,740	1,356,751
Georgia Power Co., 4.70%, 05/15/32 (Call 02/15/32)	695	629,834
National Rural Utilities Cooperative Finance Corp.
2.75%, 04/15/32 (Call 01/15/32)	735	571,792
4.02%, 11/01/32 (Call 05/01/32)	395	337,727
4.15%, 12/15/32 (Call 09/15/32)	625	538,612
Series C, 8.00%, 03/01/32	336	372,676
NextEra Energy Capital Holdings Inc.
2.44%, 01/15/32 (Call 10/15/31)	1,127	844,999
5.00%, 07/15/32 (Call 04/15/32)	1,145	1,040,889
Oncor Electric Delivery Co. LLC
4.15%, 06/01/32 (Call 03/01/32)(a)	180	158,820
4.55%, 09/15/32 (Call 06/15/32)	995	889,059
7.00%, 05/01/32	545	575,815
Pacific Gas and Electric Co.
4.40%, 03/01/32 (Call 12/01/31)	364	299,388
5.90%, 06/15/32 (Call 03/15/32)	829	755,582
Public Service Co. of Colorado, 4.10%, 06/01/32 (Call 03/01/32)(a)	280	242,480
Public Service Electric & Gas Co.
3.10%, 03/15/32 (Call 12/15/31)	833	682,464
4.90%, 12/15/32 (Call 09/15/32)	313	290,763
Puget Energy Inc., 4.22%, 03/15/32 (Call 12/15/31)	491	408,708
San Diego Gas & Electric Co., Series XXX, 3.00%, 03/15/32 (Call 12/15/31)	619	498,715
Southern California Edison Co.
2.75%, 02/01/32 (Call 11/01/31)	425	330,882
5.95%, 11/01/32 (Call 08/01/32)	985	961,681
Southern Co. (The), 5.70%, 10/15/32 (Call 04/15/32)	1,025	982,054
Tucson Electric Power Co., 3.25%, 05/15/32 (Call 02/15/32)(a)	313	254,036
Union Electric Co., 2.15%, 03/15/32 (Call 12/15/31)	676	506,093
Virginia Electric & Power Co., 2.40%, 03/30/32 (Call 12/30/31)	514	390,578
Wisconsin Electric Power Co., 4.75%, 09/30/32 (Call 06/30/32)	588	541,172
Wisconsin Power and Light Co., 3.95%, 09/01/32 (Call 06/01/32)	582	500,729
Xcel Energy Inc., 4.60%, 06/01/32 (Call 12/01/31)	902	797,534

		27,182,092

Electronics — 0.9%
Allegion U.S. Holding Co. Inc., 5.41%, 07/01/32 (Call 04/01/32)	732	668,782
Arrow Electronics Inc., 2.95%, 02/15/32 (Call 11/15/31)	630	477,949
Avnet Inc., 5.50%, 06/01/32 (Call 03/01/32)	391	348,817

102	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2032 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electronics (continued)
Tyco Electronics Group SA, 2.50%, 02/04/32 (Call 12/04/31)	$767	$600,525

		2,096,073

Entertainment — 1.9%
Warnermedia Holdings Inc., 4.28%, 03/15/32 (Call 12/15/31)	5,556	4,605,258

Environmental Control — 1.1%
Republic Services Inc., 1.75%, 02/15/32 (Call 11/15/31)(a)	963	700,638
Waste Connections Inc.
2.20%, 01/15/32 (Call 10/15/31)	779	586,594
3.20%, 06/01/32 (Call 03/01/32)	555	449,660
Waste Management Inc., 4.15%, 04/15/32 (Call 01/15/32)(a)	1,169	1,035,475

		2,772,367

Food — 1.8%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc.
3.00%, 05/15/32 (Call 02/15/32)	1,075	779,620
3.63%, 01/15/32 (Call 01/15/27)	970	743,223
JM Smucker Co. (The), 2.13%, 03/15/32 (Call 12/15/31)(a)	637	466,425
Kraft Heinz Foods Co., 6.75%, 03/15/32	418	431,457
Mondelez International Inc.
1.88%, 10/15/32 (Call 07/15/32)	690	496,429
3.00%, 03/17/32 (Call 12/17/31)	980	784,808
Pilgrim’s Pride Corp., 3.50%, 03/01/32 (Call 09/01/26)	1,022	778,488

		4,480,450

Forest Products & Paper — 0.3%
Suzano Austria GmbH, 3.13%, 01/15/32 (Call 10/15/31)(a)	995	750,069

Gas — 0.9%
Atmos Energy Corp., 5.45%, 10/15/32 (Call 07/15/32)(a)	302	291,582
CenterPoint Energy Resources Corp., 4.40%, 07/01/32 (Call 04/01/32)	475	416,917
ONE Gas Inc., 4.25%, 09/01/32 (Call 06/01/32)	430	378,722
Southern Co. Gas Capital Corp., 5.15%, 09/15/32 (Call 03/15/32)	515	473,296
Southwest Gas Corp., 4.05%, 03/15/32 (Call 12/15/31)	655	554,864

		2,115,381

Hand & Machine Tools — 0.2%
Stanley Black & Decker Inc., 3.00%, 05/15/32 (Call 02/15/32)(a)	636	498,737

Health Care - Products — 2.3%
Baxter International Inc., 2.54%, 02/01/32 (Call 11/01/31)(a)	1,793	1,343,425
GE HealthCare Technologies Inc., 5.91%, 11/22/32 (Call 08/22/32)	1,905	1,842,997
HCA Inc., 3.63%, 03/15/32 (Call 12/15/31)	2,221	1,783,572
Thermo Fisher Scientific Inc., 4.95%, 11/21/32 (Call 08/21/32)	781	726,802

		5,696,796

Health Care - Services — 1.9%
Adventist Health System, 5.43%, 03/01/32 (Call 12/01/31)	340	322,240
Anthem Inc., 4.10%, 05/15/32 (Call 02/15/32)	758	657,168

Security	Par (000)	Value

Health Care - Services (continued)
Elevance Health Inc., 5.50%, 10/15/32 (Call 07/15/32)	$790	$755,901
Humana Inc., 2.15%, 02/03/32 (Call 11/03/31)	944	695,371
Piedmont Healthcare Inc., 2.04%, 01/01/32 (Call 07/01/31)	260	194,546
UnitedHealth Group Inc., 4.20%, 05/15/32 (Call 02/15/32)	1,695	1,501,947
Universal Health Services Inc., 2.65%, 01/15/32 (Call 10/15/31)	565	414,483

		4,541,656

Home Builders — 0.2%
PulteGroup Inc., 7.88%, 06/15/32	393	421,801

Home Furnishings — 0.1%
Whirlpool Corp., 4.70%, 05/14/32 (Call 02/14/32)	404	356,008

Household Products & Wares — 0.7%
Avery Dennison Corp., 2.25%, 02/15/32 (Call 11/15/31)	595	436,924
Church & Dwight Co. Inc., 5.60%, 11/15/32 (Call 08/15/32)	615	601,663
Clorox Co. (The), 4.60%, 05/01/32 (Call 02/01/32)(a)	770	694,228

		1,732,815

Insurance — 3.8%
Aon Global Ltd., 5.00%, 09/12/32 (Call 06/12/32)	645	584,783
Assurant Inc., 2.65%, 01/15/32 (Call 10/15/31)	435	312,896
Berkshire Hathaway Finance Corp., 2.88%, 03/15/32 (Call 12/15/31)	1,175	957,746
Brown & Brown Inc., 4.20%, 03/17/32 (Call 12/17/31)	741	620,818
Corebridge Financial Inc., 3.90%, 04/05/32 (Call 01/05/32)	1,711	1,399,607
Fairfax Financial Holdings Ltd., 5.63%, 08/16/32 (Call 05/16/32)	795	733,815
Globe Life Inc., 4.80%, 06/15/32 (Call 03/15/32)(a)	445	399,792
Jackson Financial Inc., 5.67%, 06/08/32 (Call 03/08/32)	332	305,365
Kemper Corp., 3.80%, 02/23/32 (Call 11/23/31)	467	355,622
Lincoln National Corp., 3.40%, 03/01/32 (Call 12/01/31)	246	184,481
Manulife Financial Corp., 3.70%, 03/16/32 (Call 12/16/31)(a)	778	663,094
Marsh & McLennan Companies Inc., 5.75%, 11/01/32 (Call 08/01/32)	606	591,046
MetLife Inc., 6.50%, 12/15/32(a)	750	767,401
Progressive Corp. (The)
3.00%, 03/15/32 (Call 12/15/31)	669	543,958
6.25%, 12/01/32	438	442,378
Prudential Funding Asia PLC, 3.63%, 03/24/32 (Call 12/24/31)	460	379,094

		9,241,896

Internet — 3.2%
Amazon.com Inc.
3.60%, 04/13/32 (Call 01/13/32)	2,715	2,355,825
4.70%, 12/01/32 (Call 09/01/32)	2,297	2,152,104
eBay Inc., 6.30%, 11/22/32 (Call 08/22/32)(a)	499	497,014
Meta Platforms Inc., 3.85%, 08/15/32 (Call 05/15/32)	3,249	2,821,512

		7,826,455

Iron & Steel — 0.7%
ArcelorMittal SA, 6.80%, 11/29/32 (Call 08/29/32)	1,114	1,066,250
Nucor Corp., 3.13%, 04/01/32 (Call 01/01/32)(a)	707	570,932

		1,637,182

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2032 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Leisure Time — 0.2%
Brunswick Corp., 4.40%, 09/15/32 (Call 06/15/32)	$545	$428,554

Lodging — 0.4%
Marriott International Inc./MD, Series GG, 3.50%, 10/15/32 (Call 07/15/32)	1,199	951,126

Machinery — 0.6%
Flowserve Corp., 2.80%, 01/15/32 (Call 10/15/31)	521	383,703
John Deere Capital Corp.
3.90%, 06/07/32	651	568,659
4.35%, 09/15/32	630	569,309

		1,521,671

Manufacturing — 1.4%
Carlisle Companies Inc., 2.20%, 03/01/32 (Call 12/01/31)	596	436,389
Eaton Corp., 4.00%, 11/02/32	741	646,988
GE Capital Funding LLC, 4.55%, 05/15/32 (Call 02/15/32)	1,020	916,060
General Electric Co., 6.75%, 03/15/32	1,000	1,060,727
Pentair Finance Sarl, 5.90%, 07/15/32 (Call 04/15/32)	502	477,375

		3,537,539

Media — 1.8%
Charter Communications Operating LLC/Charter Communications Operating Capital, 2.30%, 02/01/32 (Call 11/01/31)	1,153	824,211
Comcast Corp., 5.50%, 11/15/32 (Call 08/15/32)(a)	1,231	1,185,287
FactSet Research Systems Inc., 3.45%, 03/01/32 (Call 12/01/31)	593	479,242
Grupo Televisa SAB, 8.50%, 03/11/32(a)	265	292,255
Paramount Global, 4.20%, 05/19/32 (Call 02/19/32)(a)	1,130	872,049
TWDC Enterprises 18 Corp., Series B, 7.00%, 03/01/32	648	691,040

		4,344,084

Metal Fabricate & Hardware — 0.2%
Timken Co. (The), 4.13%, 04/01/32 (Call 01/01/32)	445	371,264

Mining — 0.4%
Newmont Corp., 2.60%, 07/15/32 (Call 04/15/32)	1,215	929,387

Oil & Gas — 2.4%
BP Capital Markets America Inc., 2.72%, 01/12/32 (Call 10/12/31)(a)	2,019	1,602,404
Canadian Natural Resources Ltd., 7.20%, 01/15/32	508	524,449
Cenovus Energy Inc., 2.65%, 01/15/32 (Call 10/15/31)	626	474,453
ConocoPhillips Co., 5.90%, 10/15/32	660	664,550
Devon Energy Corp., 7.95%, 04/15/32	470	508,919
Marathon Oil Corp., 6.80%, 03/15/32	664	669,374
Suncor Energy Inc., 7.15%, 02/01/32	617	637,105
Valero Energy Corp., 7.50%, 04/15/32	832	883,825

		5,965,079

Packaging & Containers — 0.5%
AptarGroup Inc., 3.60%, 03/15/32 (Call 12/15/31)	415	338,062
Sonoco Products Co., 2.85%, 02/01/32 (Call 11/01/31)	633	491,607
WRKCo Inc., 4.20%, 06/01/32 (Call 03/01/32)(a)	495	431,421

		1,261,090

Pharmaceuticals — 1.3%
Becton Dickinson and Co., 4.30%, 08/22/32 (Call 05/22/32)	660	579,378

Security	Par (000)	Value

Pharmaceuticals (continued)
Bristol-Myers Squibb Co., 2.95%, 03/15/32 (Call 12/15/31)(a)	$2,078	$1,688,646
Zoetis Inc., 5.60%, 11/16/32 (Call 08/16/32)(a)	860	833,682

		3,101,706

Pipelines — 3.5%
Boardwalk Pipelines LP, 3.60%, 09/01/32 (Call 06/01/32)	623	494,260
Cheniere Energy Partners LP, 3.25%, 01/31/32 (Call 01/31/27)	1,389	1,075,950
DCP Midstream Operating LP, 3.25%, 02/15/32 (Call 08/15/31)	521	409,941
Kinder Morgan Energy Partners LP, 7.75%, 03/15/32	323	338,656
Kinder Morgan Inc., 7.75%, 01/15/32	1,106	1,174,771
MPLX LP, 4.95%, 09/01/32 (Call 06/01/32)	1,143	1,015,564
ONEOK Inc., 6.10%, 11/15/32 (Call 08/15/32)	842	811,930
Targa Resources Corp., 4.00%, 01/15/32 (Call 07/15/26)	1,215	1,002,581
Texas Eastern Transmission LP, 7.00%, 07/15/32	576	602,275
Williams Companies Inc. (The)
4.65%, 08/15/32 (Call 05/15/32)	1,156	1,019,494
8.75%, 03/15/32	447	499,089

		8,444,511

Real Estate Investment Trusts — 7.1%
Agree LP, 4.80%, 10/01/32 (Call 07/01/32)	382	331,119
Alexandria Real Estate Equities Inc., 2.00%, 05/18/32 (Call 02/18/32)	1,037	728,981
American Homes 4 Rent LP, 3.63%, 04/15/32 (Call 01/15/32)	728	586,978
American Tower Corp., 4.05%, 03/15/32 (Call 12/15/31)(a)	819	687,168
AvalonBay Communities Inc., 2.05%, 01/15/32 (Call 10/15/31)(a)	565	426,007
Boston Properties LP, 2.55%, 04/01/32 (Call 01/01/32)	997	690,635
CubeSmart LP, 2.50%, 02/15/32 (Call 11/15/31)	637	472,240
Equinix Inc., 3.90%, 04/15/32 (Call 01/15/32)	1,407	1,170,719
Essex Portfolio LP, 2.65%, 03/15/32 (Call 12/15/31)	776	586,862
Extra Space Storage LP, 2.35%, 03/15/32 (Call 12/15/31)	731	535,476
GLP Capital LP/GLP Financing II Inc., 3.25%, 01/15/32 (Call 10/15/31)	961	727,045
Healthpeak Properties Interim Inc., 5.25%, 12/15/32 (Call 09/15/32)	907	821,036
Invitation Homes Operating Partnership LP, 4.15%, 04/15/32 (Call 01/15/32)	710	592,665
Kilroy Realty LP, 2.50%, 11/15/32 (Call 08/15/32)	442	292,282
Kimco Realty Corp., 3.20%, 04/01/32 (Call 01/01/32)	714	558,254
Piedmont Operating Partnership LP, 2.75%, 04/01/32 (Call 01/01/32)	290	185,473
Prologis LP, 2.25%, 01/15/32 (Call 10/15/31)	649	488,543
Realty Income Corp.
2.85%, 12/15/32 (Call 09/15/32)	576	436,331
5.63%, 10/13/32 (Call 07/13/32)	1,027	969,923
Safehold GL Holdings LLC, 2.85%, 01/15/32 (Call 08/15/31)(a)	363	263,527
Simon Property Group LP
2.25%, 01/15/32 (Call 10/15/31)	1,032	756,437
2.65%, 02/01/32 (Call 12/01/31)(a)	505	384,106
Spirit Realty LP, 2.70%, 02/15/32 (Call 11/15/31)	395	293,070

104	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2032 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Sun Communities Operating LP, 4.20%, 04/15/32 (Call 01/15/32)	$697	$575,215
UDR Inc., 2.10%, 08/01/32 (Call 05/01/32)	380	267,942
VICI Properties LP, 5.13%, 05/15/32 (Call 02/15/32)	1,659	1,432,418
Welltower Inc.
2.75%, 01/15/32 (Call 10/15/31)	613	467,739
3.85%, 06/15/32 (Call 03/15/32)	654	542,975
Weyerhaeuser Co., 7.38%, 03/15/32	671	707,633
WP Carey Inc., 2.45%, 02/01/32 (Call 11/01/31)	460	338,230

		17,317,029

Retail — 5.4%
AutoNation Inc., 3.85%, 03/01/32 (Call 12/01/31)	765	599,810
AutoZone Inc., 4.75%, 08/01/32 (Call 05/01/32)	919	815,914
Costco Wholesale Corp., 1.75%, 04/20/32 (Call 01/20/32)	1,027	768,885
Dick’s Sporting Goods Inc., 3.15%, 01/15/32 (Call 10/15/31)(a)	814	614,147
Dollar General Corp., 5.00%, 11/01/32 (Call 08/01/32)(a)	833	741,759
Genuine Parts Co., 2.75%, 02/01/32 (Call 11/01/31)	640	481,267
Home Depot Inc. (The)
3.25%, 04/15/32 (Call 01/15/32)	1,420	1,183,158
4.50%, 09/15/32 (Call 06/15/32)(a)	1,393	1,278,570
Lowe’s Companies Inc., 3.75%, 04/01/32 (Call 01/01/32)	1,780	1,492,060
McDonald’s Corp., 4.60%, 09/09/32 (Call 06/09/32)(a)	962	882,657
O’Reilly Automotive Inc., 4.70%, 06/15/32 (Call 03/15/32)	1,034	925,432
Starbucks Corp., 3.00%, 02/14/32 (Call 11/14/31)(a)	1,152	929,662
Target Corp.
4.50%, 09/15/32 (Call 06/15/32)(a)	1,250	1,133,642
6.35%, 11/01/32(a)	245	254,519
Walmart Inc., 4.15%, 09/09/32 (Call 06/09/32)	1,320	1,202,290

		13,303,772

Semiconductors — 4.8%
Advanced Micro Devices Inc., 3.92%, 06/01/32 (Call 03/01/32)	689	603,074
Broadcom Inc.
4.15%, 04/15/32 (Call 01/15/32)(b)	1,424	1,204,050
4.30%, 11/15/32 (Call 08/15/32)(a)	2,287	1,945,680
Intel Corp.
4.00%, 12/15/32(a)	860	748,459
4.15%, 08/05/32 (Call 05/05/32)	1,396	1,236,198
KLA Corp., 4.65%, 07/15/32 (Call 04/15/32)	1,226	1,136,261
Micron Technology Inc., 2.70%, 04/15/32 (Call 01/15/32)	1,221	906,380
NXP BV/NXP Funding LLC/NXP USA Inc., 2.65%, 02/15/32 (Call 11/15/31)	1,225	924,007
QUALCOMM Inc.
1.65%, 05/20/32 (Call 02/20/32)	1,380	1,006,404
4.25%, 05/20/32 (Call 02/20/32)	585	528,227
Texas Instruments Inc., 3.65%, 08/16/32 (Call 05/16/32)	563	481,825
TSMC Arizona Corp., 4.25%, 04/22/32 (Call 01/22/32)(a)	1,000	903,022

		11,623,587

Software — 2.1%
Fidelity National Information Services Inc., 5.10%, 07/15/32 (Call 04/15/32)(a)	911	838,221
Oracle Corp., 6.25%, 11/09/32 (Call 08/09/32)(a)	2,492	2,467,144

Security	Par (000)	Value

Software (continued)
Take-Two Interactive Software Inc., 4.00%, 04/14/32 (Call 01/14/32)	$644	$550,904
Workday Inc., 3.80%, 04/01/32 (Call 01/01/32)(a)	1,484	1,233,604

		5,089,873

Telecommunications — 6.4%
America Movil SAB de CV, 4.70%, 07/21/32 (Call 04/21/32)	940	844,612
AT&T Inc., 2.25%, 02/01/32 (Call 11/01/31)	2,952	2,180,731
Bell Telephone Co. of Canada or Bell Canada (The), Series US-5, 2.15%, 02/15/32 (Call 11/15/31)(a)	776	578,356
Deutsche Telekom International Finance BV, 9.25%, 06/01/32	621	739,898
Motorola Solutions Inc., 5.60%, 06/01/32 (Call 03/01/32)	738	689,155
Rogers Communications Inc., 3.80%, 03/15/32 (Call 12/15/31)	2,305	1,868,956
Sprint Capital Corp., 8.75%, 03/15/32	2,316	2,604,210
TELUS Corp., 3.40%, 05/13/32 (Call 02/13/32)	1,079	855,868
T-Mobile USA Inc., 2.70%, 03/15/32 (Call 12/15/31)	1,221	930,636
Verizon Communications Inc., 2.36%, 03/15/32 (Call 12/15/31)	5,117	3,820,554
Vodafone Group PLC, 6.25%, 11/30/32(a)	618	611,590

		15,724,566

Transportation — 1.5%
Canadian National Railway Co., 3.85%, 08/05/32 (Call 05/05/32)	1,012	875,472
CSX Corp., 4.10%, 11/15/32 (Call 08/15/32)	1,179	1,031,482
Norfolk Southern Corp., 3.00%, 03/15/32 (Call 12/15/31)(a)	780	626,130
Union Pacific Corp., 2.80%, 02/14/32 (Call 12/15/31)	1,541	1,233,394

		3,766,478

Trucking & Leasing — 0.2%
GATX Corp., 3.50%, 06/01/32 (Call 03/01/32)	517	408,444

Water — 0.3%
American Water Capital Corp., 4.45%, 06/01/32 (Call 03/01/32)(a)	781	703,485

Total Long-Term Investments — 98.1% (Cost: $257,434,150)		239,982,158

	Shares

Short-Term Securities

Money Market Funds — 11.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(d)(e)	27,610,837	27,621,882
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)(d)	1,460,000	1,460,000

Total Short-Term Securities — 11.9% (Cost: $29,077,712)		29,081,882

Total Investments — 110.0% (Cost: $286,511,862)		269,064,040

Liabilities in Excess of Other Assets — (10.0)%		(24,550,091)

Net Assets — 100.0%		$244,513,949

(a)	All or a portion of this security is on loan.

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2032 Term Corporate ETF

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,614,258	$26,005,360	(a)	$—	$(2,405)	$4,669	$27,621,882	27,610,837	$76,566	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	30,000	1,430,000	(a)	—	—	—	1,460,000	1,460,000	20,795		—

					$(2,405)	$4,669	$29,081,882		$97,361		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$239,982,158	$—	$239,982,158
Short-Term Securities
Money Market Funds	29,081,882	—	—	29,081,882

	$29,081,882	$239,982,158	$—	$269,064,040

See notes to financial statements.

106	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2033 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.1%
Interpublic Group of Companies Inc. (The), 5.38%, 06/15/33 (Call 03/15/33)	$101	$92,713

Aerospace & Defense — 2.4%
Boeing Co. (The), 6.13%, 02/15/33	145	142,525
HEICO Corp., 5.35%, 08/01/33 (Call 05/01/33)	224	205,612
L3Harris Technologies Inc., 5.40%, 07/31/33 (Call 04/30/33)	525	490,464
Lockheed Martin Corp., 5.25%, 01/15/33 (Call 10/15/32)	357	343,743
Northrop Grumman Corp., 4.70%, 03/15/33 (Call 12/15/32)	336	305,937
RTX Corp., 5.15%, 02/27/33 (Call 11/27/32)(a)	450	414,914

		1,903,195

Agriculture — 2.1%
Archer-Daniels-Midland Co., 4.50%, 08/15/33 (Call 05/15/33)	205	184,654
BAT Capital Corp., 6.42%, 08/02/33 (Call 05/02/33)	438	412,762
Philip Morris International Inc.
5.38%, 02/15/33 (Call 11/15/32)	800	739,012
5.63%, 09/07/33 (Call 06/07/33)	325	304,965

		1,641,393

Auto Manufacturers — 0.9%
General Motors Financial Co. Inc., 6.40%, 01/09/33 (Call 10/09/32)(a)	352	337,102
Toyota Motor Corp., 5.12%, 07/13/33 (Call 04/13/33)(a)	182	175,153
Toyota Motor Credit Corp., 4.70%, 01/12/33	190	175,645

		687,900

Auto Parts & Equipment — 0.2%
Magna International Inc., 5.50%, 03/21/33 (Call 12/21/32)(a)	175	166,830

Banks — 5.0%
Banco Santander SA, 6.92%, 08/08/33	645	599,655
Canadian Imperial Bank of Commerce, 6.09%, 10/03/33 (Call 07/03/33)	375	361,123
Citigroup Inc.
5.88%, 02/22/33	185	174,047
6.00%, 10/31/33	240	229,587
Goldman Sachs Group Inc. (The), 6.13%, 02/15/33	403	399,723
KeyBank NA, 5.00%, 01/26/33 (Call 10/26/32)	320	257,486
Royal Bank of Canada
5.00%, 02/01/33	570	515,311
5.00%, 05/02/33	315	283,588
Sumitomo Mitsui Financial Group Inc.
5.77%, 01/13/33	555	526,698
5.78%, 07/13/33	185	175,470
5.81%, 09/14/33	400	378,562

		3,901,250

Beverages — 1.7%
Brown-Forman Corp., 4.75%, 04/15/33 (Call 01/15/33)	257	238,212
Constellation Brands Inc., 4.90%, 05/01/33 (Call 02/01/33)(a)	277	250,078
Diageo Capital PLC
5.50%, 01/24/33 (Call 10/24/32)	280	272,752
5.63%, 10/05/33 (Call 07/05/33)	185	181,608
PepsiCo Inc., 4.45%, 02/15/33 (Call 11/15/32)	380	355,148

		1,297,798

Security	Par (000)	Value

Biotechnology — 2.4%
Amgen Inc.
4.20%, 03/01/33 (Call 12/01/32)	$237	$204,253
5.25%, 03/02/33 (Call 12/02/32)	1,441	1,344,229
Gilead Sciences Inc., 5.25%, 10/15/33 (Call 07/15/33)	325	307,859

		1,856,341

Building Materials — 0.5%
Fortune Brands Innovations Inc., 5.88%, 06/01/33 (Call 03/01/33)	172	160,180
Trane Technologies Financing Ltd., 5.25%, 03/03/33 (Call 12/03/32)	240	224,827

		385,007

Chemicals — 2.1%
Air Products and Chemicals Inc., 4.80%, 03/03/33 (Call 12/03/32)	242	226,557
Celanese U.S. Holdings LLC, 6.70%, 11/15/33 (Call 08/15/33)(a)	350	332,289
Dow Chemical Co. (The), 6.30%, 03/15/33 (Call 12/15/32)	228	228,847
Eastman Chemical Co., 5.75%, 03/08/33 (Call 12/08/32)	185	171,431
EIDP Inc., 4.80%, 05/15/33 (Call 02/15/33)(a)	220	199,913
FMC Corp., 5.65%, 05/18/33 (Call 02/18/33)	175	154,149
LYB International Finance III LLC, 5.63%, 05/15/33 (Call 02/15/33)(a)	189	177,135
Mosaic Co. (The), 5.45%, 11/15/33 (Call 05/15/33)	125	114,234

		1,604,555

Commercial Services — 0.6%
S&P Global Inc., 5.25%, 09/15/33 (Call 06/15/33)(a)(b)	255	240,987
Verisk Analytics Inc., 5.75%, 04/01/33 (Call 01/01/33)	190	182,046

		423,033

Computers — 2.0%
Apple Inc., 4.30%, 05/10/33 (Call 02/10/33)(a)	228	210,760
Booz Allen Hamilton Inc., 5.95%, 08/04/33 (Call 05/04/33)	220	208,832
Dell International LLC/EMC Corp., 5.75%, 02/01/33 (Call 11/01/32)	358	338,257
HP Inc., 5.50%, 01/15/33 (Call 10/15/32)(a)	392	359,555
International Business Machines Corp., 4.75%, 02/06/33 (Call 11/06/32)	285	261,419
Leidos Inc., 5.75%, 03/15/33 (Call 12/15/32)	225	209,033

		1,587,856

Cosmetics & Personal Care — 1.7%
Colgate-Palmolive Co., 4.60%, 03/01/33 (Call 12/01/32)	211	198,069
Estee Lauder Companies Inc. (The), 4.65%, 05/15/33 (Call 02/15/33)(a)	225	204,343
Kenvue Inc., 4.90%, 03/22/33 (Call 12/22/32)	454	424,747
Procter & Gamble Co. (The), 4.05%, 01/26/33(a)	339	308,560
Unilever Capital Corp., 5.00%, 12/08/33 (Call 09/08/33)	215	202,225

		1,337,944

Distribution & Wholesale — 0.1%
LKQ Corp., 6.25%, 06/15/33 (Call 03/15/33)	100	93,554

Diversified Financial Services — 2.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.40%, 10/29/33 (Call 07/29/33)	515	387,229
Ameriprise Financial Inc., 5.15%, 05/15/33 (Call 02/15/33)	352	325,256
Brookfield Capital Finance LLC, 6.09%, 06/14/33 (Call 03/14/33)	227	213,895
Intercontinental Exchange Inc., 4.60%, 03/15/33 (Call 12/15/32)	576	514,508

S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2033 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Mastercard Inc., 4.85%, 03/09/33 (Call 12/09/32)	$290	$272,631
Nomura Holdings Inc.
6.09%, 07/12/33	300	286,134
6.18%, 01/18/33	175	167,845

		2,167,498

Electric — 12.7%
AEP Texas Inc., 5.40%, 06/01/33 (Call 03/01/33)	135	125,300
Ameren Illinois Co., 4.95%, 06/01/33 (Call 03/01/33)	198	182,329
American Electric Power Co. Inc., 5.63%, 03/01/33 (Call 12/01/32)	336	315,352
Arizona Public Service Co., 5.55%, 08/01/33 (Call 05/01/33)	144	135,273
Black Hills Corp., 4.35%, 05/01/33 (Call 02/01/33)	145	120,191
CenterPoint Energy Houston Electric LLC
4.95%, 04/01/33 (Call 01/01/33)	265	244,848
Series K2, 6.95%, 03/15/33	60	63,892
Commonwealth Edison Co., 4.90%, 02/01/33 (Call 11/01/32)(a)	91	84,392
Connecticut Light & Power Co. (The), 4.90%, 07/01/33 (Call 04/01/33)	108	99,440
Consolidated Edison Co. of New York Inc., 5.20%, 03/01/33 (Call 12/01/32)(a)	175	164,664
Constellation Energy Generation LLC, 5.80%, 03/01/33 (Call 12/01/32)	185	175,451
Consumers Energy Co., 4.63%, 05/15/33 (Call 11/15/32)	165	149,409
Dominion Energy Inc.
Series E, 6.30%, 03/15/33	105	102,494
Series F, 5.25%, 08/01/33	125	113,825
Dominion Energy South Carolina Inc., 5.30%, 05/15/33	160	150,835
DTE Electric Co., 5.20%, 04/01/33 (Call 01/01/33)	235	221,658
Duke Energy Carolinas LLC, 4.95%, 01/15/33 (Call 10/15/32)	485	447,829
Duke Energy Corp., 5.75%, 09/15/33 (Call 06/15/33)(a)	190	180,420
Duke Energy Ohio Inc., 5.25%, 04/01/33 (Call 01/01/33)	75	70,463
Duke Energy Progress LLC, 5.25%, 03/15/33 (Call 12/15/32)	165	155,477
Entergy Arkansas LLC
5.15%, 01/15/33 (Call 10/15/32)	80	74,425
5.30%, 09/15/33 (Call 06/15/33)	130	121,498
Entergy Louisiana LLC, 4.00%, 03/15/33 (Call 12/15/32)	335	281,445
Entergy Mississippi LLC, 5.00%, 09/01/33 (Call 06/01/33)	55	50,316
Evergy Metro Inc., 4.95%, 04/15/33 (Call 01/15/33)	125	114,092
Eversource Energy, 5.13%, 05/15/33 (Call 02/15/33)	273	246,916
Exelon Corp., 5.30%, 03/15/33 (Call 12/15/32)	332	308,148
Florida Power & Light Co.
4.80%, 05/15/33 (Call 02/15/33)	221	202,554
5.10%, 04/01/33 (Call 01/01/33)	305	286,079
Georgia Power Co., 4.95%, 05/17/33 (Call 11/17/32)	364	332,539
Interstate Power & Light Co., 5.70%, 10/15/33 (Call 07/15/33)	110	105,164
Kentucky Utilities Co., 5.45%, 04/15/33 (Call 01/15/33)	130	123,825
Louisville Gas & Electric Co., 5.45%, 04/15/33 (Call 01/15/33)	100	95,386
National Grid PLC, 5.81%, 06/12/33 (Call 03/12/33)	290	273,510
National Rural Utilities Cooperative Finance Corp., 5.80%, 01/15/33 (Call 07/15/32)	205	198,519
NextEra Energy Capital Holdings Inc., 5.05%, 02/28/33 (Call 11/28/32)	352	319,562
Ohio Power Co., 5.00%, 06/01/33 (Call 03/01/33)	95	86,633

Security	Par (000)	Value

Electric (continued)
Oklahoma Gas & Electric Co., 5.40%, 01/15/33 (Call 07/15/32)(a)	$176	$166,341
Oncor Electric Delivery Co. LLC, 7.25%, 01/15/33	134	144,953
Pacific Gas and Electric Co.
6.15%, 01/15/33 (Call 10/15/32)	265	244,375
6.40%, 06/15/33 (Call 03/15/33)	390	366,501
PECO Energy Co., 4.90%, 06/15/33 (Call 03/15/33)	214	198,329
PPL Electric Utilities Corp., 5.00%, 05/15/33 (Call 02/15/33)	274	254,012
Public Service Co. of New Hampshire, 5.35%, 10/01/33 (Call 07/01/33)	70	66,741
Public Service Co. of Oklahoma, 5.25%, 01/15/33 (Call 10/15/32)	165	152,194
Public Service Electric & Gas Co., 4.65%, 03/15/33 (Call 12/15/32)	84	76,588
Public Service Electric and Gas Co., 5.20%, 08/01/33 (Call 05/01/33)	295	279,967
Public Service Enterprise Group Inc., 6.13%, 10/15/33 (Call 07/15/33)	70	68,297
Sempra Energy, 5.50%, 08/01/33 (Call 05/01/33)	245	227,756
Southern Co. (The), 5.20%, 06/15/33 (Call 12/15/32)	262	240,808
Southwestern Electric Power Co., 5.30%, 04/01/33 (Call 01/01/33)	120	110,439
Virginia Electric & Power Co., 5.00%, 04/01/33 (Call 01/01/33)	160	145,922
Virginia Electric and Power Co., 5.30%, 08/15/33 (Call 05/15/33)	254	235,330
Wisconsin Electric Power Co., 5.63%, 05/15/33	65	63,654
Wisconsin Power & Light Co., 4.95%, 04/01/33 (Call 01/01/33)	121	110,810
Xcel Energy Inc., 5.45%, 08/15/33 (Call 02/15/33)	295	274,826

		9,951,996

Electronics — 0.8%
Honeywell International Inc., 5.00%, 02/15/33 (Call 11/15/32)	407	384,371
Trimble Inc., 6.10%, 03/15/33 (Call 12/15/32)	285	272,059

		656,430

Engineering & Construction — 0.1%
Jacobs Engineering Group Inc., 5.90%, 03/01/33 (Call 12/01/32)	110	101,906

Environmental Control — 1.0%
Republic Services Inc., 2.38%, 03/15/33 (Call 12/15/32)	185	138,050
Veralto Corp., 5.45%, 09/18/33 (Call 06/18/33)(b)	240	224,083
Waste Connections Inc., 4.20%, 01/15/33 (Call 10/15/32)	282	244,740
Waste Management Inc., 4.63%, 02/15/33 (Call 11/15/32)	190	172,344

		779,217

Food — 2.4%
General Mills Inc., 4.95%, 03/29/33 (Call 12/29/32)(a)	365	331,657
Hershey Co. (The), 4.50%, 05/04/33 (Call 02/04/33)	177	162,660
J M Smucker Co. (The), 6.20%, 11/15/33 (Call 08/15/33)	135	131,200
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc., 5.75%, 04/01/33 (Call 01/01/33)	705	620,012
Kellogg Co., 5.25%, 03/01/33 (Call 12/01/32)	144	132,000
McCormick & Co. Inc./MD, 4.95%, 04/15/33 (Call 01/15/33)	192	172,728
Pilgrim’s Pride Corp., 6.25%, 07/01/33 (Call 04/01/33)	356	327,888

		1,878,145

108	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2033 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Gas — 1.2%
Atmos Energy Corp., 5.90%, 11/15/33 (Call 08/15/33)	$85	$83,733
CenterPoint Energy Resources Corp., 5.40%, 03/01/33 (Call 12/01/32)	184	171,832
NiSource Inc., 5.40%, 06/30/33 (Call 03/30/33)	174	161,977
Piedmont Natural Gas Co. Inc., 5.40%, 06/15/33 (Call 03/15/33)(a)	128	118,979
Southern California Gas Co., 5.20%, 06/01/33 (Call 03/01/33)	170	157,142
Southern Co. Gas Capital Corp., 5.75%, 09/15/33 (Call 03/15/33)	140	133,614
Spire Missouri Inc., 4.80%, 02/15/33 (Call 11/15/32)	110	100,769

		928,046

Hand & Machine Tools — 0.5%
Regal Rexnord Corp., 6.40%, 04/15/33 (Call 01/15/33)(b)	427	392,277

Health Care - Products — 0.8%
Medtronic Global Holdings SCA, 4.50%, 03/30/33 (Call 12/30/32)	342	310,495
Thermo Fisher Scientific Inc., 5.09%, 08/10/33 (Call 05/10/33)	370	346,113

		656,608

Health Care - Services — 3.1%
Elevance Health Inc., 4.75%, 02/15/33 (Call 11/15/32)	354	320,711
HCA Inc., 5.50%, 06/01/33 (Call 03/01/33)	441	402,402
Humana Inc., 5.88%, 03/01/33 (Call 12/01/32)	274	265,611
Providence St Joseph Health Obligated Group, 5.40%, 10/01/33 (Call 04/01/33)	123	115,263
Sutter Health, 5.16%, 08/15/33 (Call 02/15/33)	70	65,372
UnitedHealth Group Inc.
4.50%, 04/15/33 (Call 01/15/33)	523	470,613
5.35%, 02/15/33 (Call 11/15/32)	653	627,426
UPMC, 5.04%, 05/15/33 (Call 02/15/33)	175	162,691

		2,430,089

Home Builders — 0.2%
PulteGroup Inc., 6.38%, 05/15/33	150	145,901

Home Furnishings — 0.1%
Whirlpool Corp., 5.50%, 03/01/33 (Call 12/01/32)	106	96,582

Household Products & Wares — 0.3%
Avery Dennison Corp., 5.75%, 03/15/33 (Call 12/15/32)	118	112,669
Kimberly-Clark Corp., 4.50%, 02/16/33 (Call 11/16/32)	166	152,817

		265,486

Insurance — 4.2%
Allstate Corp. (The)
5.25%, 03/30/33 (Call 12/30/32)	349	321,760
5.35%, 06/01/33	29	26,975
American International Group Inc., 5.13%, 03/27/33 (Call 12/27/32)	259	235,392
Aon Global Ltd., 5.35%, 02/28/33 (Call 11/28/32)	265	246,920
Arthur J Gallagher & Co., 5.50%, 03/02/33 (Call 12/02/32)(a)	135	125,629
Athene Holding Ltd., 6.65%, 02/01/33 (Call 11/01/32)	140	134,657
CNA Financial Corp., 5.50%, 06/15/33 (Call 03/15/33)	120	110,170
Corebridge Financial Inc., 6.05%, 09/15/33 (Call 06/15/33)(b)	170	159,605
Equitable Holdings Inc., 5.59%, 01/11/33 (Call 10/11/32)	180	165,716
Marsh & McLennan Companies Inc., 5.88%, 08/01/33	133	130,922
Marsh & McLennan Cos. Inc., 5.40%, 09/15/33 (Call 06/15/33)	190	180,565

Security	Par (000)	Value

Insurance (continued)
MetLife Inc., 5.38%, 07/15/33 (Call 04/15/33)	$341	$318,808
Principal Financial Group Inc., 5.38%, 03/15/33 (Call 12/15/32)	150	140,042
Progressive Corp. (The), 4.95%, 06/15/33 (Call 03/15/33)	190	175,155
Prudential Financial Inc., 5.75%, 07/15/33	90	88,597
Reinsurance Group of America Inc., 6.00%, 09/15/33 (Call 06/15/33)	152	142,728
RenaissanceRe Holdings Ltd., 5.75%, 06/05/33 (Call 03/05/33)	250	230,275
Travelers Property Casualty Corp., 6.38%, 03/15/33	155	161,313
Willis North America Inc., 5.35%, 05/15/33 (Call 02/15/33)	225	205,071

		3,300,300

Internet — 0.8%
Meta Platforms Inc., 4.95%, 05/15/33 (Call 02/15/33)	628	588,592

Iron & Steel — 0.6%
Vale Overseas Ltd., 6.13%, 06/12/33 (Call 03/12/33)	475	444,923

Lodging — 0.2%
Marriott International Inc./MD, Series II, 2.75%, 10/15/33 (Call 07/15/33)	243	177,982

Machinery — 0.2%
nVent Finance Sarl, 5.65%, 05/15/33 (Call 02/15/33)	145	131,615

Machinery - Diversified — 1.0%
Ingersoll Rand Inc., 5.70%, 08/14/33 (Call 05/14/33)	340	321,276
John Deere Capital Corp., 5.15%, 09/08/33	305	289,864
Nordson Corp., 5.80%, 09/15/33 (Call 06/15/33)	170	161,771

		772,911

Manufacturing — 0.5%
Eaton Corp., 4.15%, 03/15/33 (Call 12/15/32)	474	416,821

Media — 3.3%
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.40%, 04/01/33 (Call 01/01/33)(a)	353	292,446
Comcast Corp.
4.25%, 01/15/33	655	572,716
4.65%, 02/15/33 (Call 11/15/32)	372	336,419
4.80%, 05/15/33 (Call 02/15/33)	315	287,288
7.05%, 03/15/33	215	228,596
Fox Corp., 6.50%, 10/13/33 (Call 07/13/33)	230	224,647
Paramount Global, 5.50%, 05/15/33	118	98,929
Time Warner Cable Enterprises LLC, 8.38%, 07/15/33	350	364,462
Walt Disney Co. (The), 6.55%, 03/15/33	141	146,218

		2,551,721

Mining — 1.6%
BHP Billiton Finance USA Ltd.
4.90%, 02/28/33 (Call 11/28/32)	344	317,991
5.25%, 09/08/33 (Call 06/08/33)	335	314,695
Kinross Gold Corp., 6.25%, 07/15/33 (Call 04/15/33)(b)	184	175,232
Rio Tinto Alcan Inc., 6.13%, 12/15/33	241	240,420
Rio Tinto Finance USA PLC, 5.00%, 03/09/33 (Call 12/09/32)(a)	250	234,139

		1,282,477

Oil & Gas — 3.6%
BP Capital Markets America Inc.
4.81%, 02/13/33 (Call 11/13/32)	738	674,468
4.89%, 09/11/33 (Call 06/11/33)	565	517,458

S C H E D U L E O F I N V E S T M E N T S	109

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2033 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Canadian Natural Resources Ltd., 6.45%, 06/30/33	$135	$131,550
ConocoPhillips Co., 5.05%, 09/15/33 (Call 06/15/33)	370	344,833
Diamondback Energy Inc., 6.25%, 03/15/33 (Call 12/15/32)	397	391,790
Hess Corp., 7.13%, 03/15/33	210	226,320
Ovintiv Inc., 6.25%, 07/15/33 (Call 04/15/33)	217	205,961
Patterson-UTI Energy Inc., 7.15%, 10/01/33 (Call 07/01/33)	130	126,795
Phillips 66, 5.30%, 06/30/33 (Call 03/30/33)	194	180,835

		2,800,010

Oil & Gas Services — 0.2%
Schlumberger Investment SA, 4.85%, 05/15/33 (Call 02/15/33)	165	151,924

Packaging & Containers — 0.4%
Amcor Finance USA Inc., 5.63%, 05/26/33 (Call 02/26/33)	170	158,307
WRKCo Inc., 3.00%, 06/15/33 (Call 03/15/33)	228	174,299

		332,606

Pharmaceuticals — 6.0%
Astrazeneca Finance LLC, 4.88%, 03/03/33 (Call 12/03/32)	208	195,467
Cigna Group (The), 5.40%, 03/15/33 (Call 12/15/32)	297	280,700
CVS Health Corp.
5.25%, 02/21/33 (Call 11/21/32)	600	553,243
5.30%, 06/01/33 (Call 03/01/33)(a)	421	388,288
Eli Lilly & Co., 4.70%, 02/27/33 (Call 11/27/32)	386	362,044
Johnson & Johnson
4.38%, 12/05/33 (Call 06/05/33)	275	255,817
4.95%, 05/15/33(a)	170	165,777
McKesson Corp., 5.10%, 07/15/33 (Call 04/15/33)	234	217,552
Merck & Co. Inc.
4.50%, 05/17/33 (Call 02/17/33)	480	436,307
6.50%, 12/01/33	278	292,015
Pfizer Investment Enterprises Pte Ltd., 4.75%, 05/19/33 (Call 02/19/33)	1,685	1,546,525

		4,693,735

Pipelines — 6.9%
Cheniere Energy Partners LP, 5.95%, 06/30/33 (Call 12/30/32)(b)	494	462,215
Enbridge Inc.
2.50%, 08/01/33 (Call 05/01/33)	253	182,688
5.70%, 03/08/33 (Call 12/08/32)	754	705,239
Energy Transfer LP
5.75%, 02/15/33 (Call 11/15/32)	533	498,925
6.55%, 12/01/33 (Call 09/01/33)	275	270,944
Enterprise Products Operating LLC
5.35%, 01/31/33 (Call 10/31/32)	355	338,267
Series D, 6.88%, 03/01/33	185	194,745
Kinder Morgan Energy Partners LP, 7.30%, 08/15/33	150	154,268
Kinder Morgan Inc.
4.80%, 02/01/33 (Call 11/01/32)	295	258,358
5.20%, 06/01/33 (Call 03/01/33)	494	444,778
MPLX LP, 5.00%, 03/01/33 (Call 12/01/32)	391	346,398
ONEOK Inc., 6.05%, 09/01/33 (Call 06/01/33)	530	508,230
Targa Resources Corp.
4.20%, 02/01/33 (Call 11/01/32)	286	237,149
6.13%, 03/15/33 (Call 12/15/32)	299	286,449
Western Midstream Operating LP, 6.15%, 04/01/33 (Call 01/01/33)	270	254,622

Security	Par (000)	Value

Pipelines (continued)
Williams Companies Inc. (The), 5.65%, 03/15/33 (Call 12/15/32)	$277	$261,370

		5,404,645

Real Estate Investment Trusts — 5.3%
Agree LP, 2.60%, 06/15/33 (Call 03/15/33)	101	71,825
Alexandria Real Estate Equities Inc., 1.88%, 02/01/33 (Call 11/01/32)	330	224,849
American Tower Corp.
5.55%, 07/15/33 (Call 04/15/33)	305	280,871
5.65%, 03/15/33 (Call 12/15/32)	251	233,550
5.90%, 11/15/33 (Call 08/15/33)	280	264,420
AvalonBay Communities Inc., 5.00%, 02/15/33 (Call 11/15/32)	126	117,032
Boston Properties LP, 2.45%, 10/01/33 (Call 07/01/33)(a)	290	188,476
Corporate Office Properties LP, 2.90%, 12/01/33 (Call 09/01/33)	146	99,238
Crown Castle Inc., 5.10%, 05/01/33 (Call 02/01/33)	271	240,689
Invitation Homes Operating Partnership LP, 5.50%, 08/15/33 (Call 05/15/33)	131	118,805
Kilroy Realty LP, 2.65%, 11/15/33 (Call 08/15/33)	100	65,318
Kimco Realty Corp., 4.60%, 02/01/33 (Call 11/01/32)(a)	227	196,094
NNN REIT Inc., 5.60%, 10/15/33 (Call 07/15/33)	175	161,147
Omega Healthcare Investors Inc., 3.25%, 04/15/33 (Call 01/15/33)	234	166,552
Prologis LP
4.63%, 01/15/33 (Call 10/15/32)	275	246,407
4.75%, 06/15/33 (Call 03/15/33)	225	201,497
Public Storage Operating Co., 5.10%, 08/01/33 (Call 05/01/33)	229	212,234
Realty Income Corp.
1.80%, 03/15/33 (Call 12/15/32)(a)	135	92,005
4.90%, 07/15/33 (Call 04/15/33)	212	188,439
Simon Property Group LP, 5.50%, 03/08/33 (Call 12/08/32)	237	220,388
Sun Communities Operating LP, 5.70%, 01/15/33 (Call 10/15/32)	137	125,113
UDR Inc.
1.90%, 03/15/33 (Call 12/15/32)	166	113,031
2.10%, 06/15/33 (Call 03/15/33)	75	51,639
Weyerhaeuser Co., 3.38%, 03/09/33 (Call 12/09/32)	173	137,245
WP Carey Inc., 2.25%, 04/01/33 (Call 01/01/33)	155	108,080

		4,124,944

Retail — 3.7%
AutoZone Inc.
4.75%, 02/01/33 (Call 11/01/32)	171	151,100
5.20%, 08/01/33 (Call 05/01/33)	105	95,288
6.55%, 11/01/33 (Call 08/01/33)	130	130,356
Darden Restaurants Inc., 6.30%, 10/10/33 (Call 07/10/33)	130	126,170
Dollar General Corp., 5.45%, 07/05/33 (Call 04/05/33)	306	279,413
Genuine Parts Co., 6.88%, 11/01/33 (Call 08/01/33)	50	49,798
Lowe’s Companies Inc.
5.00%, 04/15/33 (Call 01/15/33)	420	382,430
5.15%, 07/01/33 (Call 04/01/33)	347	317,397
McDonald’s Corp., 4.95%, 08/14/33 (Call 05/14/33)	235	217,954
Starbucks Corp., 4.80%, 02/15/33 (Call 11/15/32)	201	183,936
Target Corp., 4.40%, 01/15/33 (Call 10/15/32)(a)	205	184,549
Tractor Supply Co., 5.25%, 05/15/33 (Call 02/15/33)	275	251,561
Walmart Inc., 4.10%, 04/15/33 (Call 01/15/33)	558	499,498

		2,869,450

110	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2033 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors — 4.1%
Broadcom Inc.
2.60%, 02/15/33 (Call 11/15/32)(b)	$574	$416,180
3.42%, 04/15/33 (Call 01/15/33)(b)	730	567,422
Intel Corp., 5.20%, 02/10/33 (Call 11/10/32)	707	667,344
Marvell Technology Inc., 5.95%, 09/15/33 (Call 06/15/33)(a)	170	161,456
Micron Technology Inc.
5.88%, 02/09/33 (Call 11/09/32)	257	238,852
5.88%, 09/15/33 (Call 06/15/33)	289	266,786
NXP BV/NXP Funding LLC/NXP USA Inc., 5.00%, 01/15/33 (Call 10/15/32)	359	320,022
QUALCOMM Inc., 5.40%, 05/20/33 (Call 02/20/33)	271	264,327
Texas Instruments Inc., 4.90%, 03/14/33 (Call 12/14/32)	358	336,746

		3,239,135

Software — 2.2%
Concentrix Corp., 6.85%, 08/02/33 (Call 05/02/33)	195	176,219
Fiserv Inc.
5.60%, 03/02/33 (Call 12/02/32)	320	301,080
5.63%, 08/21/33 (Call 05/21/33)	430	403,132
Intuit Inc., 5.20%, 09/15/33 (Call 06/15/33)	405	385,273
Oracle Corp., 4.90%, 02/06/33 (Call 11/06/32)	514	461,198

		1,726,902

Telecommunications — 4.4%
AT&T Inc., 2.55%, 12/01/33 (Call 09/01/33)	1,264	907,063
Bell Telephone Co. of Canada or Bell Canada (The), 5.10%, 05/11/33 (Call 02/11/33)(a)	311	283,208
T-Mobile USA Inc.
5.05%, 07/15/33 (Call 04/15/33)	887	801,370
5.20%, 01/15/33 (Call 10/15/32)	411	377,272
Verizon Communications Inc.
4.50%, 08/10/33	740	641,264
5.05%, 05/09/33 (Call 02/09/33)	278	254,348
6.40%, 09/15/33	185	186,679

		3,451,204

Transportation — 1.2%
CSX Corp., 5.20%, 11/15/33 (Call 08/15/33)	175	164,208
Norfolk Southern Corp., 4.45%, 03/01/33 (Call 12/01/32)	193	171,223
Union Pacific Corp., 4.50%, 01/20/33 (Call 10/20/32)(a)	334	302,054

Security	Par (000)	Value

Transportation (continued)
United Parcel Service Inc., 4.88%, 03/03/33 (Call 12/03/32)	$284	$265,387

		902,872

Trucking & Leasing — 0.3%
GATX Corp.
4.90%, 03/15/33 (Call 12/15/32)	90	79,487
5.45%, 09/15/33 (Call 06/15/33)	180	163,541

		243,028

Total Long-Term Investments — 98.5% (Cost: $80,196,272)		77,037,347

	Shares

Short-Term Securities

Money Market Funds — 7.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(d)(e)	5,332,668	5,334,801
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)(d)	320,000	320,000

Total Short-Term Securities — 7.2% (Cost: $5,654,602)		5,654,801

Total Investments — 105.7% (Cost: $85,850,874)		82,692,148

Liabilities in Excess of Other Assets — (5.7)%		(4,460,818)

Net Assets — 100.0%		$78,231,330

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/21/23	(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—		$5,334,618	(b)	$—	$ (16)	$199	$5,334,801	5,332,668	$2,276	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—		320,000	(b)	—	—	—	320,000	320,000	2,126		—

						$ (16)	$199	$5,654,801		$4,402		$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	111

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2033 Term Corporate ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$77,037,347	$—	$77,037,347
Short-Term Securities
Money Market Funds	5,654,801	—	—	5,654,801

	$5,654,801	$77,037,347	$—	$82,692,148

See notes to financial statements.

112	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

October 31, 2023

	iShares iBonds Dec 2023 Term Corporate ETF	iShares iBonds Dec 2024 Term Corporate ETF	iShares iBonds Dec 2025 Term Corporate ETF	iShares iBonds Dec 2026 Term Corporate ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$496,983,866	$2,600,453,487	$2,169,301,744	$1,774,796,772
Investments, at value — affiliated(c)	1,359,156,976	265,744,610	93,290,249	68,076,978
Cash	30,359	—	1,582	7,985
Receivables:
Investments sold	7,560,534	66,411	—	9,430,935
Securities lending income — affiliated	24,479	77,050	37,631	16,495
Capital shares sold	—	462,812	289,992	567,638
Dividends — affiliated	5,689,345	5,183	15,901	61,989
Interest — unaffiliated	6,072,747	21,280,865	19,930,731	14,784,163

Total assets	1,875,518,306	2,888,090,418	2,282,867,830	1,867,742,955

LIABILITIES
Bank overdraft	—	79,384	—	—
Collateral on securities loaned, at value	37,952,794	263,250,673	87,125,514	53,361,864
Payables:
Investments purchased	—	462,812	289,992	9,315,640
Investment advisory fees	64,299	217,666	182,504	149,346
Due to custodian	903,000	—	—	—

Total liabilities	38,920,093	264,010,535	87,598,010	62,826,850

Commitments and contingent liabilities

NET ASSETS	$1,836,598,213	$2,624,079,883	$2,195,269,820	$1,804,916,105

NET ASSETS CONSIST OF
Paid-in capital	$1,831,074,775	$2,670,568,038	$2,282,986,495	$1,916,296,130
Accumulated earnings (loss)	5,523,438	(46,488,155)	(87,716,675)	(111,380,025)

NET ASSETS	$1,836,598,213	$2,624,079,883	$2,195,269,820	$1,804,916,105

NET ASSET VALUE
Shares outstanding	72,350,000	105,950,000	90,000,000	77,600,000

Net asset value	$25.38	$24.77	$24.39	$23.26

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$497,642,605	$2,643,736,100	$2,250,308,147	$1,871,831,500
(b) Securities loaned, at value	$33,011,406	$255,129,825	$84,556,089	$51,918,247
(c) Investments, at cost — affiliated	$1,359,125,352	$265,669,657	$93,231,785	$68,043,925

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	113

Statements of Assets and Liabilities  (continued)

October 31, 2023

	iShares iBonds Dec 2027 Term Corporate ETF	iShares iBonds Dec 2028 Term Corporate ETF	iShares iBonds Dec 2029 Term Corporate ETF	iShares iBonds Dec 2030 Term Corporate ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,482,414,640	$1,142,016,731	$704,947,919	$486,787,030
Investments, at value — affiliated(c)	72,914,569	58,875,095	58,877,164	31,638,838
Cash	4,494	5,532	6,143	1,397
Receivables:
Investments sold	3,161,938	7,466,394	1,245,357	2,165,233
Securities lending income — affiliated	41,357	18,897	13,040	8,914
Capital shares sold	187,946	272,562	57,399	42,556
Dividends — affiliated	19,000	8,098	11,588	5,604
Interest — unaffiliated	14,941,990	12,255,243	7,661,237	4,707,065

Total assets	1,573,685,934	1,220,918,552	772,819,847	525,356,637

LIABILITIES
Collateral on securities loaned, at value	67,120,893	56,213,302	55,520,015	29,930,233
Payables:
Investments purchased	1,261,561	6,987,825	916,379	1,178,609
Investment advisory fees	124,730	92,578	59,047	39,773

Total liabilities	68,507,184	63,293,705	56,495,441	31,148,615

Commitments and contingent liabilities

NET ASSETS	$1,505,178,750	$1,157,624,847	$716,324,406	$494,208,022

NET ASSETS CONSIST OF
Paid-in capital	$1,611,190,555	$1,234,856,521	$771,534,977	$543,457,679
Accumulated loss	(106,011,805)	(77,231,674)	(55,210,571)	(49,249,657)

NET ASSETS	$1,505,178,750	$1,157,624,847	$716,324,406	$494,208,022

NET ASSET VALUE
Shares outstanding	65,550,000	48,650,000	33,200,000	24,750,000

Net asset value	$22.96	$23.79	$21.58	$19.97

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$1,579,213,420	$1,203,967,800	$754,527,840	$531,306,022
(b) Securities loaned, at value	$65,431,466	$54,781,608	$53,742,974	$28,931,096
(c) Investments, at cost — affiliated	$72,876,871	$58,852,778	$58,859,660	$31,627,660

See notes to financial statements.

114	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

October 31, 2023

	iShares iBonds Dec 2031 Term Corporate ETF	iShares iBonds Dec 2032 Term Corporate ETF	iShares iBonds Dec 2033 Term Corporate ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$469,385,373	$239,982,158	$77,037,347
Investments, at value — affiliated(c)	34,057,597	29,081,882	5,654,801
Cash	5,439	—	4,794
Receivables:
Investments sold	2,414,031	389,815	—
Securities lending income — affiliated	11,252	14,865	1,671
Capital shares sold	38,811	12,746	—
Dividends — affiliated	5,811	5,298	818
Interest — unaffiliated	4,213,923	2,843,639	1,069,216

Total assets	510,132,237	272,330,403	83,768,647

LIABILITIES
Bank overdraft	—	3,591	—
Collateral on securities loaned, at value	32,247,709	27,620,369	5,334,618
Payables:
Investments purchased	2,274,698	172,403	197,172
Investment advisory fees	38,317	20,091	5,527

Total liabilities	34,560,724	27,816,454	5,537,317

Commitments and contingent liabilities

NET ASSETS	$475,571,513	$244,513,949	$78,231,330

NET ASSETS CONSIST OF
Paid-in capital	$515,943,872	$261,087,627	$81,085,548
Accumulated loss	(40,372,359)	(16,573,678)	(2,854,218)

NET ASSETS	$475,571,513	$244,513,949	$78,231,330

NET ASSET VALUE
Shares outstanding	25,150,000	10,700,000	3,350,000

Net asset value	$18.91	$22.85	$23.35

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Investments, at cost — unaffiliated	$509,024,835	$257,434,150	$80,196,272
(b) Securities loaned, at value	$31,189,771	$26,573,331	$5,116,432
(c) Investments, at cost — affiliated	$34,048,566	$29,077,712	$5,654,602

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	115

Statements of Operations

Year Ended October 31, 2023

	iShares iBonds Dec 2023 Term Corporate ETF	iShares iBonds Dec 2024 Term Corporate ETF	iShares iBonds Dec 2025 Term Corporate ETF	iShares iBonds Dec 2026 Term Corporate ETF

INVESTMENT INCOME
Dividends — affiliated	$14,323,474	$582,401	$231,169	$802,279
Interest — unaffiliated	62,276,212	70,439,973	62,502,091	53,191,847
Securities lending income — affiliated — net	926,432	701,639	407,707	191,161
Other income — unaffiliated	—	—	20,731	6,414

Total investment income	77,526,118	71,724,013	63,161,698	54,191,701

EXPENSES
Investment advisory	2,130,143	2,366,672	1,912,834	1,554,944

Total expenses	2,130,143	2,366,672	1,912,834	1,554,944

Less:
Investment advisory fees waived	(246,162)	(10,576)	(4,401)	(14,628)

Total expenses after fees waived	1,883,981	2,356,096	1,908,433	1,540,316

Net investment income	75,642,137	69,367,917	61,253,265	52,651,385

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(596,128)	(3,240,997)	(6,753,523)	(14,577,127)
Investments — affiliated	123,772	(15,863)	8,975	1,433
Capital gain distributions from underlying funds — affiliated	56	6	1	1
In-kind redemptions — unaffiliated(a)	(401,082)	(357,909)	62,853	(73,097)

	(873,382)	(3,614,763)	(6,681,694)	(14,648,790)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	34,525,400	46,610,859	25,321,339	24,296,592
Investments — affiliated	52,758	67,036	49,216	30,456

	34,578,158	46,677,895	25,370,555	24,327,048

Net realized and unrealized gain	33,704,776	43,063,132	18,688,861	9,678,258

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$109,346,913	$112,431,049	$79,942,126	$62,329,643

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

116	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended October 31, 2023

	iShares iBonds Dec 2027 Term Corporate ETF	iShares iBonds Dec 2028 Term Corporate ETF	iShares iBonds Dec 2029 Term Corporate ETF	iShares iBonds Dec 2030 Term Corporate ETF

INVESTMENT INCOME
Dividends — affiliated	$161,228	$105,792	$84,131	$50,409
Interest — unaffiliated	50,439,487	34,925,992	22,676,115	13,997,038
Securities lending income — affiliated — net	478,074	178,217	200,956	98,576
Other income — unaffiliated	41,819	16,205	3,912	310

Total investment income	51,120,608	35,226,206	22,965,114	14,146,333

EXPENSES
Investment advisory	1,283,696	806,432	504,325	322,030

Total expenses	1,283,696	806,432	504,325	322,030

Less:
Investment advisory fees waived	(2,950)	(1,995)	(1,558)	(953)

Total expenses after fees waived	1,280,746	804,437	502,767	321,077

Net investment income	49,839,862	34,421,769	22,462,347	13,825,256

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(6,161,956)	(15,475,236)	(4,218,091)	(5,289,403)
Investments — affiliated	16,304	(4,011)	(5,069)	(1,787)
Capital gain distributions from underlying funds — affiliated	1	1	1	1
In-kind redemptions — unaffiliated(a)	1,469,725	1,849,010	(307,380)	(253,217)

	(4,675,926)	(13,630,236)	(4,530,539)	(5,544,406)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(5,582,211)	698,560	(12,634,395)	(12,249,550)
Investments — affiliated	42,096	22,292	18,176	13,574

	(5,540,115)	720,852	(12,616,219)	(12,235,976)

Net realized and unrealized loss	(10,216,041)	(12,909,384)	(17,146,758)	(17,780,382)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$39,623,821	$21,512,385	$5,315,589	$(3,955,126)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	117

Statements of Operations  (continued)

Year Ended October 31, 2023

	iShares iBonds Dec 2031 Term Corporate ETF	iShares iBonds Dec 2032 Term Corporate ETF	iShares iBonds Dec 2033 Term Corporate ETF (a)

INVESTMENT INCOME
Dividends — affiliated	$53,933	$20,795	$2,126
Interest — unaffiliated	14,725,418	6,187,582	639,193
Securities lending income — affiliated — net	105,138	76,566	2,276
Other income — unaffiliated	1,949	3,582	—

Total investment income	14,886,438	6,288,525	643,595

EXPENSES
Investment advisory	296,321	118,227	11,436

Total expenses	296,321	118,227	11,436

Less:
Investment advisory fees waived	(1,002)	(378)	(35)

Total expenses after fees waived	295,319	117,849	11,401

Net investment income	14,591,119	6,170,676	632,194

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,130,843)	(212,045)	(14,356)
Investments — affiliated	(6,682)	(2,405)	(16)

	(2,137,525)	(214,450)	(14,372)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(25,500,368)	(16,248,016)	(3,158,925)
Investments — affiliated	9,808	4,669	199

	(25,490,560)	(16,243,347)	(3,158,726)

Net realized and unrealized loss	(27,628,085)	(16,457,797)	(3,173,098)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,036,966)	$(10,287,121)	$(2,540,904)

(a)	The Fund commenced operations on June 21, 2023.

See notes to financial statements.

118	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares iBonds Dec 2023 Term Corporate ETF		iShares iBonds Dec 2024 Term Corporate ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$75,642,137	$29,710,035	$69,367,917	$31,625,240
Net realized gain (loss)	(873,382)	281,549	(3,614,763)	(2,974,791)
Net change in unrealized appreciation (depreciation)	34,578,158	(60,765,502)	46,677,895	(117,932,988)

Net increase (decrease) in net assets resulting from operations	109,346,913	(30,773,918)	112,431,049	(89,282,539)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(70,460,876)	(33,412,700)	(66,737,959)	(30,641,920)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(178,634,568)	374,059,008	624,312,797	569,682,147

NET ASSETS
Total increase (decrease) in net assets	(139,748,531)	309,872,390	670,005,887	449,757,688
Beginning of year	1,976,346,744	1,666,474,354	1,954,073,996	1,504,316,308

End of year	$1,836,598,213	$1,976,346,744	$2,624,079,883	$1,954,073,996

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	119

Statements of Changes in Net Assets (continued)

	iShares iBonds Dec 2025 Term Corporate ETF		iShares iBonds Dec 2026 Term Corporate ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$61,253,265	$26,734,673	$52,651,385	$23,243,195
Net realized loss	(6,681,694)	(7,859,875)	(14,648,790)	(5,585,418)
Net change in unrealized appreciation (depreciation)	25,370,555	(127,295,981)	24,327,048	(136,164,615)

Net increase (decrease) in net assets resulting from operations	79,942,126	(108,421,183)	62,329,643	(118,506,838)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(58,333,438)	(27,936,378)	(50,052,879)	(22,178,867)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	694,968,959	358,919,259	556,180,725	515,725,970

NET ASSETS
Total increase in net assets	716,577,647	222,561,698	568,457,489	375,040,265
Beginning of year	1,478,692,173	1,256,130,475	1,236,458,616	861,418,351

End of year	$2,195,269,820	$1,478,692,173	$1,804,916,105	$1,236,458,616

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

120	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares iBonds Dec 2027 Term Corporate ETF		iShares iBonds Dec 2028 Term Corporate ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$49,839,862	$18,284,066	$34,421,769	$12,177,688
Net realized loss	(4,675,926)	(6,318,698)	(13,630,236)	(3,454,130)
Net change in unrealized appreciation (depreciation)	(5,540,115)	(100,116,448)	720,852	(70,373,086)

Net increase (decrease) in net assets resulting from operations	39,623,821	(88,151,080)	21,512,385	(61,649,528)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(47,212,203)	(16,945,371)	(31,724,298)	(11,114,352)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	630,909,082	464,085,708	614,743,606	320,736,916

NET ASSETS
Total increase in net assets	623,320,700	358,989,257	604,531,693	247,973,036
Beginning of year	881,858,050	522,868,793	553,093,154	305,120,118

End of year	$1,505,178,750	$881,858,050	$1,157,624,847	$553,093,154

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	121

Statements of Changes in Net Assets (continued)

	iShares iBonds Dec 2029 Term Corporate ETF		iShares iBonds Dec 2030 Term Corporate ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$22,462,347	$7,001,782	$13,825,256	$4,108,224
Net realized loss	(4,530,539)	(7,122,731)	(5,544,406)	(3,632,476)
Net change in unrealized appreciation (depreciation)	(12,616,219)	(38,336,943)	(12,235,976)	(30,546,016)

Net increase (decrease) in net assets resulting from operations	5,315,589	(38,457,892)	(3,955,126)	(30,070,268)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(20,705,841)	(6,234,703)	(12,451,233)	(3,750,977)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	448,878,217	185,847,584	325,427,092	79,353,399

NET ASSETS
Total increase in net assets	433,487,965	141,154,989	309,020,733	45,532,154
Beginning of year	282,836,441	141,681,452	185,187,289	139,655,135

End of year	$716,324,406	$282,836,441	$494,208,022	$185,187,289

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

122	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares iBonds Dec 2031 Term Corporate ETF		iShares iBonds Dec 2032 Term Corporate ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Period From 06/28/22 to 10/31/22 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$14,591,119	$2,210,247	$6,170,676	$252,948
Net realized loss	(2,137,525)	(1,712,659)	(214,450)	(28,006)
Net change in unrealized appreciation (depreciation)	(25,490,560)	(13,984,690)	(16,243,347)	(1,204,475)

Net decrease in net assets resulting from operations	(13,036,966)	(13,487,102)	(10,287,121)	(979,533)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(12,996,118)	(1,780,923)	(5,124,734)	(182,416)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	398,341,179	102,350,752	243,564,900	17,522,853

NET ASSETS
Total increase in net assets	372,308,095	87,082,727	228,153,045	16,360,904
Beginning of period	103,263,418	16,180,691	16,360,904	—

End of period	$475,571,513	$103,263,418	$244,513,949	$16,360,904

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	123

Statements of Changes in Net Assets (continued)

iShares iBonds Dec 2033 Term Corporate ETF

Period From
06/21/23 (a)
to 10/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$632,194
Net realized loss	(14,372)
Net change in unrealized appreciation (depreciation)	(3,158,726)

Net decrease in net assets resulting from operations	(2,540,904)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(313,314)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	81,085,548

NET ASSETS
Total increase in net assets	78,231,330
Beginning of period	—

End of period	$78,231,330

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

124	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares iBonds Dec 2023 Term Corporate ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$24.92	$25.88	$26.19	$25.59	$24.09

Net investment income(a)	0.89	0.43	0.48	0.68	0.79
Net realized and unrealized gain (loss)(b)	0.40	(0.90)	(0.29)	0.61	1.48

Net increase (decrease) from investment operations	1.29	(0.47)	0.19	1.29	2.27

Distributions(c)
From net investment income	(0.83)	(0.43)	(0.50)	(0.69)	(0.77)
From net realized gain	—	(0.06)	—	—	—

Total distributions	(0.83)	(0.49)	(0.50)	(0.69)	(0.77)

Net asset value, end of year	$25.38	$24.92	$25.88	$26.19	$25.59

Total Return(d)
Based on net asset value	5.29%	(1.81)%	0.72%	5.13%	9.59%

Ratios to Average Net Assets(e)
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.09%	0.10%	0.10%	0.10%	0.10%

Net investment income	3.55%	1.71%	1.83%	2.62%	3.18%

Supplemental Data
Net assets, end of year (000)	$1,836,598	$1,976,347	$1,666,474	$1,306,696	$872,725

Portfolio turnover rate(f)	0%	14%	12%	12%	5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	125

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2024 Term Corporate ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$24.27	$26.09	$26.37	$25.71	$23.84

Net investment income(a)	0.72	0.48	0.49	0.70	0.84
Net realized and unrealized gain (loss)(b)	0.48	(1.83)	(0.25)	0.67	1.85

Net increase (decrease) from investment operations	1.20	(1.35)	0.24	1.37	2.69

Distributions from net investment income(c)	(0.70)	(0.47)	(0.52)	(0.71)	(0.82)

Net asset value, end of year	$24.77	$24.27	$26.09	$26.37	$25.71

Total Return(d)
Based on net asset value	4.97%	(5.22)%	0.90%	5.44%	11.48%

Ratios to Average Net Assets(e)
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10%	0.10%

Net investment income	2.93%	1.90%	1.88%	2.69%	3.37%

Supplemental Data
Net assets, end of year (000)	$2,624,080	$1,954,074	$1,504,316	$1,034,878	$649,122

Portfolio turnover rate(f)	4%	9%	9%	8%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

126	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2025 Term Corporate ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$24.04	$26.64	$27.05	$25.95	$23.62

Net investment income(a)	0.78	0.51	0.52	0.71	0.85
Net realized and unrealized gain (loss)(b)	0.32	(2.57)	(0.38)	1.11	2.32

Net increase (decrease) from investment operations	1.10	(2.06)	0.14	1.82	3.17

Distributions(c)
From net investment income	(0.75)	(0.50)	(0.53)	(0.72)	(0.84)
From net realized gain	—	(0.04)	(0.02)	—	—

Total distributions	(0.75)	(0.54)	(0.55)	(0.72)	(0.84)

Net asset value, end of year	$24.39	$24.04	$26.64	$27.05	$25.95

Total Return(d)
Based on net asset value	4.61%	(7.80)%	0.51%	7.16%	13.68%

Ratios to Average Net Assets(e)
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10%	0.10%

Net investment income	3.20%	2.04%	1.92%	2.70%	3.42%

Supplemental Data
Net assets, end of year (000)	$2,195,270	$1,478,692	$1,256,130	$845,365	$508,532

Portfolio turnover rate(f)	5%	11%	8%	14%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	127

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2026 Term Corporate ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$22.92	$26.22	$26.72	$25.50	$22.94

Net investment income(a)	0.79	0.55	0.57	0.74	0.86
Net realized and unrealized gain (loss)(b)	0.31	(3.32)	(0.49)	1.22	2.54

Net increase (decrease) from investment operations	1.10	(2.77)	0.08	1.96	3.40

Distributions from net investment income(c)	(0.76)	(0.53)	(0.58)	(0.74)	(0.84)

Net asset value, end of year	$23.26	$22.92	$26.22	$26.72	$25.50

Total Return(d)
Based on net asset value	4.82%	(10.69)%	0.29%	7.84%	15.11%

Ratios to Average Net Assets(e)
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10%	0.10%

Net investment income	3.39%	2.26%	2.14%	2.84%	3.53%

Supplemental Data
Net assets, end of year (000)	$1,804,916	$1,236,459	$861,418	$551,858	$368,465

Portfolio turnover rate(f)	9%	5%	7%	5%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

128	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2027 Term Corporate ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$22.82	$26.68	$27.00	$25.94	$23.18

Net investment income(a)	0.91	0.67	0.59	0.77	0.89
Net realized and unrealized gain (loss)(b)	0.10	(3.92)	(0.30)	1.07	2.75

Net increase (decrease) from investment operations	1.01	(3.25)	0.29	1.84	3.64

Distributions from net investment income(c)	(0.87)	(0.61)	(0.61)	(0.78)	(0.88)

Net asset value, end of year	$22.96	$22.82	$26.68	$27.00	$25.94

Total Return(d)
Based on net asset value	4.45%	(12.31)%	1.01%	7.21%	16.00%

Ratios to Average Net Assets(e)
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10%	0.10%

Net investment income	3.88%	2.73%	2.18%	2.94%	3.60%

Supplemental Data
Net assets, end of year (000)	$1,505,179	$881,858	$522,869	$337,505	$250,336

Portfolio turnover rate(f)	5%	10%	4%	10%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	129

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2028 Term Corporate ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20		Year Ended 10/31/19

Net asset value, beginning of year	$23.64	$28.52	$28.91	$27.76		$24.77

Net investment income(a)	1.04	0.79	0.71	0.86		1.01
Net realized and unrealized gain (loss)(b)	0.09	(4.94)	(0.38)	1.13		3.06

Net increase (decrease) from investment operations	1.13	(4.15)	0.33	1.99		4.07

Distributions(c)
Distributions from net investment income	(0.98)	(0.73)	(0.72)	(0.84)		(1.08)
From net realized gain	—	—	—	(0.00	)(d)	—

Total distributions	(0.98)	(0.73)	(0.72)	(0.84)		(1.08)

Net asset value, end of year	$23.79	$23.64	$28.52	$28.91		$27.76

Total Return(e)
Based on net asset value	4.79%	(14.77)%	1.09%	7.33%		16.87%

Ratios to Average Net Assets(f)
Total expenses	0.10%	0.10%	0.10%	0.10%		0.10%

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10%		0.10%

Net investment income	4.27%	3.08%	2.45%	3.04%		3.79%

Supplemental Data
Net assets, end of year (000)	$1,157,625	$553,093	$305,120	$206,673		$112,437

Portfolio turnover rate(g)	18%	8%	10%	7%		6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Rounds to less than $0.01.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

130	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2029 Term Corporate ETF

					Period From
	Year Ended	Year Ended	Year Ended	Year Ended	09/17/19	(a)
	10/31/23	10/31/22	10/31/21	10/31/20	to 10/31/19

Net asset value, beginning of period	$21.59	$26.48	$26.88	$25.53	$25.00

Net investment income(b)	0.99	0.75	0.61	0.70	0.09
Net realized and unrealized gain (loss)(c)	(0.06)	(4.98)	(0.40)	1.35	0.44

Net increase (decrease) from investment operations	0.93	(4.23)	0.21	2.05	0.53

Distributions from net investment income(d)	(0.94)	(0.66)	(0.61)	(0.70)	—

Net asset value, end of period	$21.58	$21.59	$26.48	$26.88	$25.53

Total Return(e)
Based on net asset value	4.23%	(16.19)%	0.78%	8.17%	2.12	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10	%(h)

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10%	0.10	%(h)

Net investment income	4.45%	3.20%	2.28%	2.69%	2.84	%(h)

Supplemental Data
Net assets, end of period (000)	$716,324	$282,836	$141,681	$84,656	$17,872

Portfolio turnover rate(i)	6%	12%	4%	9%		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	131

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares iBonds Dec 2030 Term Corporate ETF

				Period From
	Year Ended	Year Ended	Year Ended	06/23/20	(a)
	10/31/23	10/31/22	10/31/21	to 10/31/20

Net asset value, beginning of period	$20.13	$25.16	$25.56	$25.17

Net investment income(b)	0.90	0.62	0.51	0.18
Net realized and unrealized gain (loss)(c)	(0.24)	(5.08)	(0.42)	0.33

Net increase (decrease) from investment operations	0.66	(4.46)	0.09	0.51

Distributions from net investment income(d)	(0.82)	(0.57)	(0.49)		(0.12)

Net asset value, end of period	$19.97	$20.13	$25.16	$25.56

Total Return(e)
Based on net asset value	3.17%	(17.98)%	0.36%	2.03	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.10%	0.10%	0.10%	0.10	%(h)

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10	%(h)

Net investment income	4.29%	2.74%	2.01%	1.93	%(h)

Supplemental Data
Net assets, end of period (000)	$494,208	$185,187	$139,655	$35,783

Portfolio turnover rate(i)	9%	7%	4%		4%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

132	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares iBonds Dec 2031 Term Corporate ETF

			Period From
	Year Ended	Year Ended	06/22/21	(a)
	10/31/23	10/31/22	to 10/31/21

Net asset value, beginning of period	$19.30	$24.89	$25.00

Net investment income(b)	0.98	0.79	0.20
Net realized and unrealized loss(c)	(0.45)	(5.75)		(0.17)

Net increase (decrease) from investment operations	0.53	(4.96)	0.03

Distributions from net investment income(d)	(0.92)	(0.63)		(0.14)

Net asset value, end of period	$18.91	$19.30	$24.89

Total Return(e)
Based on net asset value	2.58%	(20.24)%	0.16	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.10%	0.10%	0.10	%(h)

Total expenses after fees waived	0.10%	0.10%	0.10	%(h)

Net investment income	4.92%	3.72%	2.21	%(h)

Supplemental Data
Net assets, end of period (000)	$475,572	$103,263	$16,181

Portfolio turnover rate(i)	4%	5%		15%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	133

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2032 Term Corporate ETF

		Period From
	Year Ended	06/28/22	(a)
	10/31/23	to 10/31/22

Net asset value, beginning of period	$23.37	$24.98

Net investment income(b)	1.26	0.42
Net realized and unrealized loss(c)	(0.63)		(1.74)

Net increase (decrease) from investment operations	0.63		(1.32)

Distributions from net investment income(d)	(1.15)		(0.29)

Net asset value, end of period	$22.85	$23.37

Total Return(e)
Based on net asset value	2.49%	(5.34	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.10%	0.10	%(h)

Total expenses after fees waived	0.10%	0.10	%(h)

Net investment income	5.22%	4.97	%(h)

Supplemental Data
Net assets, end of period (000)	$244,514	$16,361

Portfolio turnover rate(i)	4%		4%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

134	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout the period)

	iShares iBonds Dec 2033 Term Corporate ETF

	Period From
	06/21/23	(a)
	to
	10/31/23

Net asset value, beginning of period	$25.00

Net investment income(b)	0.48
Net realized and unrealized loss(c)		(1.85)

Net decrease from investment operations		(1.37)

Distributions from net investment income(d)		(0.28)

Net asset value, end of period	$23.35

Total Return(e)
Based on net asset value	(5.52	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.10	%(h)

Total expenses after fees waived	0.10	%(h)

Net investment income	5.43	%(h)

Supplemental Data
Net assets, end of period (000)	$78,231

Portfolio turnover rate(i)		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	135

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

iBonds Dec 2023 Term Corporate	Diversified
iBonds Dec 2024 Term Corporate	Diversified
iBonds Dec 2025 Term Corporate	Diversified
iBonds Dec 2026 Term Corporate	Diversified
iBonds Dec 2027 Term Corporate	Diversified
iBonds Dec 2028 Term Corporate	Diversified
iBonds Dec 2029 Term Corporate	Diversified
iBonds Dec 2030 Term Corporate	Diversified	(a)
iBonds Dec 2031 Term Corporate	Non-diversified
iBonds Dec 2032 Term Corporate	Non-diversified
iBonds Dec 2033 Term Corporate(b)	Non-diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.
(b)	The Fund commenced operations on June 21, 2023.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

136	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral.

N O T E S T O F I N A N C I A L S T A T E M E N T S	137

Notes to Financial Statements  (continued)

In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received	Non-Cash Collateral Received, at Fair Value	Net Amount

iBonds Dec 2023 Term Corporate
Barclays Bank PLC	$5,926,846	$(5,926,846)	$—	$—
BMO Capital Markets Corp.	1,365,755	(1,365,755)	—	—
BNP Paribas SA	66,844	(66,844)	—	—
BofA Securities, Inc.	1,491,097	(1,491,097)	—	—
Citigroup Global Markets, Inc.	997	(997)	—	—
Deutsche Bank Securities, Inc.	143,526	(143,526)	—	—
Goldman Sachs & Co. LLC	1,092,971	(1,092,971)	—	—
J.P. Morgan Securities LLC	9,371,972	(9,371,972)	—	—
Morgan Stanley	11,688,781	(11,688,781)	—	—
Pershing LLC	862,617	(862,617)	—	—
Scotia Capital (USA), Inc.	1,000,000	(1,000,000)	—	—

	$33,011,406	$(33,011,406)	$—	$—

iBonds Dec 2024 Term Corporate
Barclays Bank PLC	$10,742,171	$(10,742,171)	$—	$—
Barclays Capital, Inc.	5,137,881	(5,137,881)	—	—
BMO Capital Markets Corp.	9,041,053	(9,041,053)	—	—
BNP Paribas SA	11,547,086	(11,547,086)	—	—
BofA Securities, Inc.	39,458,842	(39,458,842)	—	—
Citigroup Global Markets, Inc.	2,573,193	(2,573,193)	—	—
Credit Suisse Securities (USA) LLC	983	(983)	—	—
Deutsche Bank Securities, Inc.	149,646	(149,646)	—	—
Goldman Sachs & Co. LLC	27,850,430	(27,850,430)	—	—
J.P. Morgan Securities LLC	47,265,482	(47,265,482)	—	—
Jefferies LLC	512,241	(512,241)	—	—
Morgan Stanley	70,377,222	(70,377,222)	—	—
Nomura Securities International, Inc.	17,034,749	(17,034,749)	—	—
Pershing LLC	10,221,274	(10,221,274)	—	—
RBC Capital Markets LLC	1,448,283	(1,448,283)	—	—
Toronto-Dominion Bank	293,954	(293,954)	—	—
Wells Fargo Securities LLC	1,475,335	(1,475,335)	—	—

	$255,129,825	$(255,129,825)	$—	$—

iBonds Dec 2025 Term Corporate
Barclays Bank PLC	$10,827,631	$(10,827,631)	$—	$—
BMO Capital Markets Corp.	650,099	(650,099)	—	—
BNP Paribas SA	3,988,297	(3,988,297)	—	—
BofA Securities, Inc.	14,871,560	(14,871,560)	—	—
Citigroup Global Markets, Inc.	1,047,635	(1,047,635)	—	—
Deutsche Bank Securities, Inc.	6,419,262	(6,419,262)	—	—
Goldman Sachs & Co. LLC	16,921,803	(16,921,803)	—	—
HSBC Securities (USA), Inc.	1,781,074	(1,781,074)	—	—
J.P. Morgan Securities LLC	7,995,059	(7,995,059)	—	—
Jefferies LLC	76,824	(76,824)	—	—
Morgan Stanley	6,807,948	(6,807,948)	—	—
Nomura Securities International, Inc.	3,689,006	(3,689,006)	—	—
Pershing LLC	3,230,080	(3,230,080)	—	—
State Street Bank & Trust Co.	1,918,755	(1,918,755)	—	—
Wells Fargo Bank N.A.	1,568,810	(1,568,810)	—	—
Wells Fargo Securities LLC	2,762,246	(2,762,246)	—	—

	$84,556,089	$(84,556,089)	$—	$—

138	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received	Non-Cash Collateral Received, at Fair Value	Net Amount

iBonds Dec 2026 Term Corporate
Barclays Bank PLC	$2,129,875	$(2,129,875)	$—	$—
BMO Capital Markets Corp.	1,888,816	(1,888,816)	—	—
BNP Paribas SA	297,244	(297,244)	—	—
Citigroup Global Markets, Inc.	3,492,016	(3,492,016)	—	—
Goldman Sachs & Co. LLC	12,457,208	(12,457,208)	—	—
HSBC Securities (USA), Inc.	907,274	(907,274)	—	—
J.P. Morgan Securities LLC	8,700,723	(8,700,723)	—	—
Jefferies LLC	151,244	(151,244)	—	—
Morgan Stanley	5,185,062	(5,185,062)	—	—
Nomura Securities International, Inc.	461,885	(461,885)	—	—
Pershing LLC	4,425,255	(4,425,255)	—	—
RBC Capital Markets LLC	3,127,661	(3,127,661)	—	—
Scotia Capital (USA), Inc.	252,729	(252,729)	—	—
State Street Bank & Trust Co.	6,282,731	(6,282,731)	—	—
Toronto-Dominion Bank	2,012,321	(2,012,321)	—	—
Wells Fargo Securities LLC	146,203	(146,203)	—	—

	$51,918,247	$(51,918,247)	$—	$—

iBonds Dec 2027 Term Corporate
Barclays Bank PLC	$6,116,751	$(6,116,751)	$—	$—
BMO Capital Markets Corp.	443,651	(443,651)	—	—
BNP Paribas SA	1,478,662	(1,478,662)	—	—
BofA Securities, Inc.	3,411,619	(3,411,619)	—	—
Citigroup Global Markets, Inc.	4,389,401	(4,389,401)	—	—
Goldman Sachs & Co. LLC	21,761,234	(21,761,234)	—	—
J.P. Morgan Securities LLC	7,451,838	(7,241,066)	—	210,772	(a)
Morgan Stanley	12,656,251	(12,656,251)	—	—
Nomura Securities International, Inc.	1,189,572	(1,189,572)	—	—
Pershing LLC	3,173,191	(3,173,191)	—	—
RBC Capital Markets LLC	1,241,122	(1,241,122)	—	—
Scotia Capital (USA), Inc.	967,990	(967,990)	—	—
Wells Fargo Securities LLC	1,150,184	(1,150,184)	—	—

	$65,431,466	$(65,220,694)	$—	$210,772

iBonds Dec 2028 Term Corporate
Barclays Capital, Inc.	$4,210,452	$(4,210,452)	$—	$—
BMO Capital Markets Corp.	3,738,450	(3,738,450)	—	—
BNP Paribas SA	1,608,011	(1,608,011)	—	—
BofA Securities, Inc.	5,568,276	(5,568,276)	—	—
Citigroup Global Markets, Inc.	957,475	(957,475)	—	—
Goldman Sachs & Co. LLC	7,153,127	(7,153,127)	—	—
HSBC Securities (USA), Inc.	3,377,929	(3,377,929)	—	—
J.P. Morgan Securities LLC	16,648,078	(16,648,078)	—	—
Jefferies LLC	1,584,879	(1,584,879)	—	—
Pershing LLC	3,619,913	(3,619,913)	—	—
RBC Capital Markets LLC	6,244,397	(6,244,397)	—	—
State Street Bank & Trust Co.	31,868	(31,868)	—	—
Toronto-Dominion Bank	38,753	(38,753)	—	—

	$54,781,608	$(54,781,608)	$—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	139

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received	Non-Cash Collateral Received, at Fair Value	Net Amount

iBonds Dec 2029 Term Corporate
Barclays Bank PLC	$3,798,737	$(3,798,737)	$—	$—
Barclays Capital, Inc.	3,370,223	(3,370,223)	—	—
BMO Capital Markets Corp.	188,946	(188,946)	—	—
BNP Paribas SA	15,739,918	(15,739,918)	—	—
BofA Securities, Inc.	2,468,914	(2,468,914)	—	—
Goldman Sachs & Co. LLC	4,101,842	(4,101,842)	—	—
J.P. Morgan Securities LLC	6,255,732	(6,255,732)	—	—
Jefferies LLC	824,544	(824,544)	—	—
Pershing LLC	854,416	(854,416)	—	—
RBC Capital Markets LLC	9,643,681	(9,643,681)	—	—
Scotia Capital (USA), Inc.	6,343,479	(6,343,479)	—	—
State Street Bank & Trust Co.	152,542	(152,542)	—	—

	$53,742,974	$(53,742,974)	$—	$—

iBonds Dec 2030 Term Corporate
Barclays Bank PLC	$3,628,286	$(3,628,286)	$—	$—
Barclays Capital, Inc.	912,618	(912,618)	—	—
BMO Capital Markets Corp.	944,218	(944,218)	—	—
BNP Paribas SA	4,492,359	(4,492,359)	—	—
BofA Securities, Inc.	4,387,771	(4,387,771)	—	—
Citigroup Global Markets, Inc.	379,188	(379,188)	—	—
J.P. Morgan Securities LLC	4,393,601	(4,393,601)	—	—
Jefferies LLC	168,233	(168,233)	—	—
Morgan Stanley	1,759,830	(1,759,830)	—	—
Pershing LLC	437,782	(437,782)	—	—
RBC Capital Markets LLC	5,695,485	(5,695,485)	—	—
State Street Bank & Trust Co.	1,419,990	(1,419,990)	—	—
Wells Fargo Securities LLC	311,735	(311,735)	—	—

	$28,931,096	$(28,931,096)	$—	$—

iBonds Dec 2031 Term Corporate
Barclays Bank PLC	$2,274,294	$(2,274,294)	$—	$—
Barclays Capital, Inc.	517,454	(517,454)	—	—
BMO Capital Markets Corp.	1,095,604	(1,095,604)	—	—
BNP Paribas SA	7,944,930	(7,944,930)	—	—
BofA Securities, Inc.	1,556,391	(1,556,391)	—	—
Citigroup Global Markets, Inc.	817,192	(817,192)	—	—
J.P. Morgan Securities LLC	4,375,097	(4,375,097)	—	—
Jefferies LLC	718,848	(718,848)	—	—
Nomura Securities International, Inc.	1,326,457	(1,326,457)	—	—
RBC Capital Markets LLC	5,860,993	(5,860,993)	—	—
Scotia Capital (USA), Inc.	1,906,043	(1,906,043)	—	—
State Street Bank & Trust Co.	1,712,924	(1,712,924)	—	—
UBS AG	1,083,544	(1,083,544)	—	—

	$31,189,771	$(31,189,771)	$—	$—

iBonds Dec 2032 Term Corporate
BMO Capital Markets Corp.	$1,709,445	$(1,709,445)	$—	$—
BNP Paribas SA	935,675	(935,675)	—	—
J.P. Morgan Securities LLC	9,270,995	(9,270,995)	—	—
Jefferies LLC	1,014,365	(1,014,365)	—	—
RBC Capital Markets LLC	11,313,553	(11,313,553)	—	—
Scotia Capital (USA), Inc.	1,155,516	(1,155,516)	—	—
Toronto-Dominion Bank	53,926	(53,926)	—	—
UBS AG	471	(471)	—	—
Wells Fargo Securities LLC	1,119,385	(1,119,385)	—	—

	$26,573,331	$(26,573,331)	$—	$—

140	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received	Non-Cash Collateral Received, at Fair Value	Net Amount

iBonds Dec 2033 Term Corporate
BofA Securities, Inc.	$909,716	$(909,716)	$—	$—
Jefferies LLC	1,203,945	(1,203,945)	—	—
RBC Capital Markets LLC	2,321,021	(2,321,021)	—	—
Wells Fargo Bank N.A.	182,562	(182,562)	—	—
Wells Fargo Securities LLC	499,188	(499,188)	—	—

	$5,116,432	$(5,116,432)	$—	$—

(a)

The market value of the loaned securities is determined as of October 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.10%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations does not include acquired fund fees and expenses.

BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through the termination date of such Fund, in an amount equal to acquired fund fees and expenses, if any, attributable to each Fund’s investments in other funds advised by BFA or its affiliates.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended October 31, 2023, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

iShares ETF	Amounts Waived

iBonds Dec 2023 Term Corporate	$246,162
iBonds Dec 2024 Term Corporate	10,576
iBonds Dec 2025 Term Corporate	4,401
iBonds Dec 2026 Term Corporate	14,628
iBonds Dec 2027 Term Corporate	2,950
iBonds Dec 2028 Term Corporate	1,995
iBonds Dec 2029 Term Corporate	1,558
iBonds Dec 2030 Term Corporate	953
iBonds Dec 2031 Term Corporate	1,002
iBonds Dec 2032 Term Corporate	378
iBonds Dec 2033 Term Corporate	35

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution

N O T E S T O F I N A N C I A L S T A T E M E N T S	141

Notes to Financial Statements  (continued)

fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended October 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

iBonds Dec 2023 Term Corporate	$283,701
iBonds Dec 2024 Term Corporate	215,515
iBonds Dec 2025 Term Corporate	124,060
iBonds Dec 2026 Term Corporate	64,172
iBonds Dec 2027 Term Corporate	135,756
iBonds Dec 2028 Term Corporate	55,431
iBonds Dec 2029 Term Corporate	60,470
iBonds Dec 2030 Term Corporate	32,701
iBonds Dec 2031 Term Corporate	33,633
iBonds Dec 2032 Term Corporate	21,653
iBonds Dec 2033 Term Corporate	898

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

iBonds Dec 2023 Term Corporate	$—	$1,487,241,774
iBonds Dec 2024 Term Corporate	89,933,324	129,714,355
iBonds Dec 2025 Term Corporate	109,883,593	93,001,391
iBonds Dec 2026 Term Corporate	155,515,793	134,179,755
iBonds Dec 2027 Term Corporate	70,442,051	60,839,537
iBonds Dec 2028 Term Corporate	227,471,601	143,246,696
iBonds Dec 2029 Term Corporate	49,000,738	29,906,697
iBonds Dec 2030 Term Corporate	46,154,807	29,572,687
iBonds Dec 2031 Term Corporate	23,168,021	12,764,949
iBonds Dec 2032 Term Corporate	8,523,602	4,743,737
iBonds Dec 2033 Term Corporate	11,803,919	471,266

142	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For the year ended October 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

iBonds Dec 2023 Term Corporate	$8,222,762	$30,827,459
iBonds Dec 2024 Term Corporate	762,755,976	149,847,908
iBonds Dec 2025 Term Corporate	785,379,726	106,058,547
iBonds Dec 2026 Term Corporate	678,004,320	159,218,835
iBonds Dec 2027 Term Corporate	739,545,282	130,094,097
iBonds Dec 2028 Term Corporate	584,531,925	61,708,206
iBonds Dec 2029 Term Corporate	434,186,275	10,459,615
iBonds Dec 2030 Term Corporate	317,091,238	12,828,089
iBonds Dec 2031 Term Corporate	379,916,927	—
iBonds Dec 2032 Term Corporate	235,546,001	—
iBonds Dec 2033 Term Corporate	68,849,734	—

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2023, permanent differences attributable to nondeductible expenses, realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

iBonds Dec 2023 Term Corporate	$(401,082)	$401,082
iBonds Dec 2024 Term Corporate	(357,909)	357,909
iBonds Dec 2025 Term Corporate	62,853	(62,853)
iBonds Dec 2026 Term Corporate	(73,097)	73,097
iBonds Dec 2027 Term Corporate	1,469,724	(1,469,724)
iBonds Dec 2028 Term Corporate	1,849,010	(1,849,010)
iBonds Dec 2029 Term Corporate	(307,380)	307,380
iBonds Dec 2030 Term Corporate	(253,217)	253,217
iBonds Dec 2032 Term Corporate	(126)	126

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/23	Year Ended 10/31/22

iBonds Dec 2023 Term Corporate
Ordinary income	$70,460,876	$29,326,791
Long-term capital gains	—	4,085,909

	$70,460,876	$33,412,700

iBonds Dec 2024 Term Corporate
Ordinary income	$66,737,959	$30,641,920

iBonds Dec 2025 Term Corporate
Ordinary income	$58,333,438	$26,033,510
Long-term capital gains	—	1,902,868

	$58,333,438	$27,936,378

iBonds Dec 2026 Term Corporate
Ordinary income	$50,052,879	$22,178,867

iBonds Dec 2027 Term Corporate
Ordinary income	$47,212,203	$16,945,371

iBonds Dec 2028 Term Corporate
Ordinary income	$31,724,298	$11,114,352

N O T E S T O F I N A N C I A L S T A T E M E N T S	143

Notes to Financial Statements  (continued)

iShares ETF	Year Ended 10/31/23	Year Ended 10/31/22

iBonds Dec 2029 Term Corporate
Ordinary income	$20,705,841	$6,234,703

iBonds Dec 2030 Term Corporate
Ordinary income	$12,451,233	$3,750,977

iBonds Dec 2031 Term Corporate
Ordinary income	$12,996,118	$1,780,923

iShares ETF	Year Ended 10/31/23	Period Ended 10/31/22

iBonds Dec 2032 Term Corporate
Ordinary income	$5,124,734	$182,416

iShares ETF		Period Ended 10/31/23

iBonds Dec 2033 Term Corporate
Ordinary income		$313,314

As of October 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses)	(b)	Total

iBonds Dec 2023 Term Corporate	$7,818,986	$(1,565,292)		$(730,256)		$5,523,438
iBonds Dec 2024 Term Corporate	7,095,639	(8,589,828)		(44,993,966)		(46,488,155)
iBonds Dec 2025 Term Corporate	6,595,332	(12,055,375)		(82,256,632)		(87,716,675)
iBonds Dec 2026 Term Corporate	5,801,924	(19,290,842)		(97,891,107)		(111,380,025)
iBonds Dec 2027 Term Corporate	5,305,043	(13,938,236)		(97,378,612)		(106,011,805)
iBonds Dec 2028 Term Corporate	4,521,634	(19,495,865)		(62,257,443)		(77,231,674)
iBonds Dec 2029 Term Corporate	2,859,981	(8,390,775)		(49,679,777)		(55,210,571)
iBonds Dec 2030 Term Corporate	1,963,357	(6,615,846)		(44,597,168)		(49,249,657)
iBonds Dec 2031 Term Corporate	2,052,601	(2,738,349)		(39,686,611)		(40,372,359)
iBonds Dec 2032 Term Corporate	1,113,314	(232,623)		(17,454,369)		(16,573,678)
iBonds Dec 2033 Term Corporate	318,970	(14,036)		(3,159,152)		(2,854,218)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and amortization methods for premiums and discounts on fixed income securities.

As of October 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

iBonds Dec 2023 Term Corporate	$1,856,871,098	$136,503	$(866,759)	$(730,256)
iBonds Dec 2024 Term Corporate	2,911,192,063	1,840,249	(46,834,215)	(44,993,966)
iBonds Dec 2025 Term Corporate	2,344,848,625	1,383,379	(83,640,011)	(82,256,632)
iBonds Dec 2026 Term Corporate	1,940,764,857	794,573	(98,685,680)	(97,891,107)
iBonds Dec 2027 Term Corporate	1,652,707,821	486,587	(97,865,199)	(97,378,612)
iBonds Dec 2028 Term Corporate	1,263,149,269	193,354	(62,450,797)	(62,257,443)
iBonds Dec 2029 Term Corporate	813,504,860	103,255	(49,783,032)	(49,679,777)
iBonds Dec 2030 Term Corporate	563,023,036	59,238	(44,656,406)	(44,597,168)
iBonds Dec 2031 Term Corporate	543,129,581	10,356	(39,696,967)	(39,686,611)
iBonds Dec 2032 Term Corporate	286,518,409	5,768	(17,460,137)	(17,454,369)
iBonds Dec 2033 Term Corporate	85,851,300	791	(3,159,943)	(3,159,152)

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Notes to Financial Statements  (continued)

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Funds invest.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

Certain Funds invest a significant portion of their assets within the financials sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted, but may negatively impact the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	145

Notes to Financial Statements  (continued)

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/23		Year Ended 10/31/22

iShares ETF	Shares	Amount	Shares	Amount

iBonds Dec 2023 Term Corporate
Shares sold	14,600,000	$365,600,281	23,650,000	$594,523,386
Shares redeemed	(21,550,000)	(544,234,849)	(8,750,000)	(220,464,378)

	(6,950,000)	$(178,634,568)	14,900,000	$374,059,008

iBonds Dec 2024 Term Corporate
Shares sold	31,750,000	$778,882,666	32,250,000	$803,251,027
Shares redeemed	(6,300,000)	(154,569,869)	(9,400,000)	(233,568,880)

	25,450,000	$624,312,797	22,850,000	$569,682,147

iBonds Dec 2025 Term Corporate
Shares sold	32,950,000	$803,506,535	23,350,000	$584,219,375
Shares redeemed	(4,450,000)	(108,537,576)	(9,000,000)	(225,300,116)

	28,500,000	$694,968,959	14,350,000	$358,919,259

iBonds Dec 2026 Term Corporate
Shares sold	30,800,000	$722,102,669	28,950,000	$704,648,594
Shares redeemed	(7,150,000)	(165,921,944)	(7,850,000)	(188,922,624)

	23,650,000	$556,180,725	21,100,000	$515,725,970

iBonds Dec 2027 Term Corporate
Shares sold	32,600,000	$764,720,882	20,550,000	$499,361,459
Shares redeemed	(5,700,000)	(133,811,800)	(1,500,000)	(35,275,751)

	26,900,000	$630,909,082	19,050,000	$464,085,708

iBonds Dec 2028 Term Corporate
Shares sold	27,800,000	$677,899,175	13,200,000	$332,466,369
Shares redeemed	(2,550,000)	(63,155,569)	(500,000)	(11,729,453)

	25,250,000	$614,743,606	12,700,000	$320,736,916

iBonds Dec 2029 Term Corporate
Shares sold	20,600,000	$459,739,399	10,900,000	$254,511,977
Shares redeemed	(500,000)	(10,861,182)	(3,150,000)	(68,664,393)

	20,100,000	$448,878,217	7,750,000	$185,847,584

iBonds Dec 2030 Term Corporate
Shares sold	16,200,000	$338,572,570	4,700,000	$102,471,945
Shares redeemed	(650,000)	(13,145,478)	(1,050,000)	(23,118,546)

	15,550,000	$325,427,092	3,650,000	$79,353,399

iBonds Dec 2031 Term Corporate
Shares sold	19,800,000	$398,341,179	6,100,000	$128,940,921
Shares redeemed	—	—	(1,400,000)	(26,590,169)

	19,800,000	$398,341,179	4,700,000	$102,350,752

	Year Ended 10/31/23		Period Ended 10/31/22

iShares ETF	Shares	Amount	Shares	Amount

iBonds Dec 2032 Term Corporate
Shares sold	10,000,000	$243,564,900	700,000	$17,522,853

146	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Period Ended 10/31/23(a)

iShares ETF	Shares	Amount

iBonds Dec 2033 Term Corporate
Shares sold	3,350,000	$81,085,548

(a)	The Fund commenced operations on June 21, 2023.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

10.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:

Planned Fund Liquidation: In accordance with its prospectus and its investment objective, the iShares iBonds Dec 2023 Term Treasury ETF ceased trading after the close of business on December 15, 2023, when all of the bonds included in the Fund’s underlying index matured. Proceeds of the liquidation are currently scheduled to be sent to shareholders on December 22, 2023.

N O T E S T O F I N A N C I A L S T A T E M E N T S	147

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the eleven funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (eleven of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares iBonds Dec 2023 Term Corporate ETF(1)

iShares iBonds Dec 2024 Term Corporate ETF(1)

iShares iBonds Dec 2025 Term Corporate ETF(1)

iShares iBonds Dec 2026 Term Corporate ETF(1)

iShares iBonds Dec 2027 Term Corporate ETF(1)

iShares iBonds Dec 2028 Term Corporate ETF(1)

iShares iBonds Dec 2029 Term Corporate ETF(1)

iShares iBonds Dec 2030 Term Corporate ETF(1)

iShares iBonds Dec 2031 Term Corporate ETF(1)

iShares iBonds Dec 2032 Term Corporate ETF(2)

iShares iBonds Dec 2033 Term Corporate ETF(3)

(1) Statement of operations for the year ended October 31, 2023 and statement of changes in net assets for each of the two years in the period ended October 31, 2023.

(2) Statement of operations for the year ended October 31, 2023, and statement of changes in net assets for the year ended October 31, 2023 and for the period June 28, 2022 (commencement of operations) to October 31, 2022.

(3) Statement of operations and statement of changes in net assets for the period June 21, 2023 (commencement of operations) to October 31, 2023.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

148	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2023:

iShares ETF	Federal Obligation Interest

iBonds Dec 2023 Term Corporate	$7,709,973
iBonds Dec 2024 Term Corporate	370,910
iBonds Dec 2025 Term Corporate	143,374
iBonds Dec 2026 Term Corporate	501,535
iBonds Dec 2027 Term Corporate	98,683
iBonds Dec 2028 Term Corporate	67,418
iBonds Dec 2029 Term Corporate	51,545
iBonds Dec 2030 Term Corporate	31,454
iBonds Dec 2031 Term Corporate	33,844
iBonds Dec 2032 Term Corporate	12,353
iBonds Dec 2033 Term Corporate	1,284

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2023:

iShares ETF	Interest Dividends

iBonds Dec 2023 Term Corporate	$71,548,864
iBonds Dec 2024 Term Corporate	69,191,179
iBonds Dec 2025 Term Corporate	61,229,136
iBonds Dec 2026 Term Corporate	52,693,832
iBonds Dec 2027 Term Corporate	49,485,398
iBonds Dec 2028 Term Corporate	34,246,428
iBonds Dec 2029 Term Corporate	22,267,528
iBonds Dec 2030 Term Corporate	13,730,370
iBonds Dec 2031 Term Corporate	14,461,124
iBonds Dec 2032 Term Corporate	6,082,212
iBonds Dec 2033 Term Corporate	612,671

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2023:

iShares ETF	Interest-Related Dividends

iBonds Dec 2023 Term Corporate	$55,301,736
iBonds Dec 2024 Term Corporate	56,510,933
iBonds Dec 2025 Term Corporate	51,363,779
iBonds Dec 2026 Term Corporate	43,099,937
iBonds Dec 2027 Term Corporate	43,280,792
iBonds Dec 2028 Term Corporate	29,004,588
iBonds Dec 2029 Term Corporate	20,140,681
iBonds Dec 2030 Term Corporate	11,811,778
iBonds Dec 2031 Term Corporate	13,189,466
iBonds Dec 2032 Term Corporate	5,313,686
iBonds Dec 2033 Term Corporate	526,173

I M P O R T A N T T A X I N F O R M A T I O N	149

Board Review and Approval of Investment Advisory Contract

iShares iBonds Dec 2023 Term Corporate ETF, iShares iBonds Dec 2024 Term Corporate ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	151

Board Review and Approval of Investment Advisory Contract  (continued)

iShares iBonds Dec 2025 Term Corporate ETF, iShares iBonds Dec 2027 Term Corporate ETF, iShares iBonds Dec 2028 Term Corporate ETF, iShares iBonds Dec 2029 Term Corporate ETF, iShares iBonds Dec 2030 Term Corporate ETF, iShares iBonds Dec 2031 Term Corporate ETF, iShares iBonds Dec 2032 Term Corporate ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	153

Board Review and Approval of Investment Advisory Contract  (continued)

large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares iBonds Dec 2026 Term Corporate ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately

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Board Review and Approval of Investment Advisory Contract  (continued)

large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares iBonds Dec 2033 Term Corporate ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required to consider and approve the proposed Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Agreement. At a meeting held on March 29-30, 2023, the Board, including the Independent Board Members, approved the selection of BFA as investment adviser and approved the proposed Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) potential economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the Advisory Agreement are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Agreement.

Nature, Extent and Quality of Services to be Provided by BFA: The Board reviewed the scope of services to be provided by BFA under the Advisory Agreement. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time and have made significant investments into the iShares business to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. The Board also considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided throughout the year with respect to other iShares funds, and other matters related to BFA’s portfolio compliance program.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement supported the Board’s approval of the Advisory Agreement.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Agreement or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board considered information that it had previously received regarding potential economies of scale, efficiencies and scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

This consideration of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the Advisory Agreement.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services,

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Board Review and Approval of Investment Advisory Contract  (continued)

including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that will be provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Agreement.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Agreement.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

iBonds Dec 2024 Term Corporate	$0.695992	$—	$—	$0.695992	100%	—%	—%	100%
iBonds Dec 2025 Term Corporate	0.748801	—	—	0.748801	100	—	—	100
iBonds Dec 2026 Term Corporate	0.759458	—	—	0.759458	100	—	—	100
iBonds Dec 2027 Term Corporate	0.872412	—	—	0.872412	100	—	—	100
iBonds Dec 2028 Term Corporate	0.980781	—	—	0.980781	100	—	—	100
iBonds Dec 2029 Term Corporate	0.940565	—	—	0.940565	100	—	—	100
iBonds Dec 2030 Term Corporate	0.823766	—	—	0.823766	100	—	—	100
iBonds Dec 2031 Term Corporate	0.923218	—	—	0.923218	100	—	—	100

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of October 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

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Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

160	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	161

Glossary of Terms Used in this Report

Portfolio Abbreviation

S&P	Standard & Poor’s

Portfolio Abbreviation

REIT	Real Estate Investment Trust

162	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

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This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by ICE Data Indices, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1012-1023

OCTOBER 31, 2023

2023 Annual Report

iShares Trust

•	iShares iBonds Dec 2023 Term Muni Bond ETF | IBML | Cboe BZX
•	iShares iBonds Dec 2024 Term Muni Bond ETF | IBMM | Cboe BZX
•	iShares iBonds Dec 2025 Term Muni Bond ETF | IBMN | Cboe BZX
•	iShares iBonds Dec 2026 Term Muni Bond ETF | IBMO | Cboe BZX
•	iShares iBonds Dec 2027 Term Muni Bond ETF | IBMP | Cboe BZX
•	iShares iBonds Dec 2028 Term Muni Bond ETF | IBMQ | Cboe BZX
•	iShares iBonds Dec 2029 Term Muni Bond ETF | IBMR | Cboe BZX

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2023

	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	1.39%	10.14%
U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)
International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40
Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Municipal Bond Market Overview

Municipal bonds posted losses for the 12 months ended October 31, 2023 (the “reporting period”). The Bloomberg Municipal Bond Index returned 2.64% and outpaced the 0.36% return of the Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. bond performance.

Bond prices generally moved lower over the past 12 months. When the reporting period began, the market was seeing support from a decline in inflation from the peak reached in the months following the outbreak of war in Ukraine. The easing of price pressures fueled expectations that the U.S. Federal Reserve (Fed) could be nearing the end of its long series of interest rate hikes, leading to positive market performance in late 2022. As 2023 progressed, however, the combination of persistent inflation and communications from Fed officials made it clear that although rate hikes were indeed winding down, interest rates were likely to remain “higher for longer.” Continued strength in economic growth, together with elevated housing prices and robust employment, reinforced the notion that the Fed would need to maintain high rates to prevent a reacceleration of inflation. The Fed ultimately raised rates six times over the course of the 12-month period, bringing the benchmark fed funds rate from a range of 3.0-3.25% to 5.25%-5.50%. More important, however, was the fact that the markets continued to push out expectations for the central bank’s first rate cut. At the beginning of the period, the futures markets were indicating the initial rate reduction would occur in the second half of 2023. In contrast, the expected timing had shifted to late 2024 by the end of October. In this environment, U.S. Treasury yields moved higher across the maturity spectrum (as prices fell). The two-year note moved from 4.48% to 5.09% over the course of the 12-month period, while the 10-year yield rose from 4.05% to 4.93%. These circumstances led to a modestly negative total price performance for the municipal bond market, but the benefit of income outweighed the effect of falling prices.

On the positive side, municipals were supported by the robust underlying credit quality of issuers in the asset class. The U.S. economy held up well in the face of rising rates, keeping tax revenues above historical levels and allowing issuers to solidify their cash positions and build up “rainy day” funds. In turn, these factors helped keep the municipal default rate low. Supply-and-demand factors also played a favorable role in market performance. High yields helped fuel investor demand, while issuers’ healthy finances reduced the need for new debt issuance. Not least, investors gravitated toward issuers that offer essential services – a defensive characteristic at a time of uncertainty about the future economic outlook.

Within the municipal market, high yield securities outperformed investment-grade issues, due in part to the larger contribution from income. Long-term debt lagged shorter-term bonds, reflecting the trends in the Treasury market.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Dec 2023 Term Muni Bond ETF

Investment Objective

The iShares iBonds Dec 2023 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds maturing after December 31, 2022 and before December 2, 2023, as represented by the S&P AMT-Free Municipal Series Dec 2023 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	2.98%	2.16%	1.79%	2.98%	11.28%	12.31%
Fund Market	2.98	2.14	1.78	2.98	11.17	12.28
Index	3.37	2.41	1.96	3.37	12.63	13.56

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was April 11, 2017. The first day of secondary market trading was April 13, 2017.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,015.30	$ 0.91		$ 1,000.00	$ 1,024.30	$ 0.92		0.18%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® Dec 2023 Term Muni Bond ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

S&P Credit Rating*	Percent of Net Assets	(a)
AAA	40.2%
AA+	20.2
AA	10.1
AA-	10.1
A+	2.4
A	—	(b)
A-	1.8
BBB	0.2
Not Rated	14.1
Short-Term and Other Assets	0.9

TEN LARGEST STATES

State(a)	Percent of Net Assets
California	19.6%
New York	12.5
Massachusetts	9.3
Ohio	9.1
Texas	5.1
Washington	4.9
Pennsylvania	4.8
Michigan	4.3
Illinois	4.2
District of Columbia	3.9

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.
(b)	Rounds to less than 0.1%

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Dec 2024 Term Muni Bond ETF

Investment Objective

The iShares iBonds Dec 2024 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds maturing after December 31, 2023 and before December 2, 2024, as represented by the S&P AMT-Free Municipal Series Dec 2024 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	2.72%	2.04%	1.94%	2.72%	10.64%	11.41%
Fund Market	2.62	2.00	1.93	2.62	10.42	11.32
Index	2.98	2.22	2.07	2.98	11.62	12.20

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was March 20, 2018. The first day of secondary market trading was March 22, 2018.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,009.30	$ 0.91		$ 1,000.00	$ 1,024.30	$ 0.92		0.18%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® Dec 2024 Term Muni Bond ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

S&P Credit Rating*	Percent of Net Assets	(a)
AAA	29.5%
AA+	22.8
AA	12.5
AA-	11.6
A+	5.9
A	1.8
A-	3.4
Not Rated	11.0
Short-Term and Other Assets	1.5

TEN LARGEST STATES

State(a)	Percent of Net Assets
California	13.8%
Texas	12.5
New York	8.9
Washington	4.1
Maryland	4.0
Ohio	3.0
Illinois	3.0
Virginia	3.0
North Carolina	3.0
Pennsylvania	2.9

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Dec 2025 Term Muni Bond ETF

Investment Objective

The iShares iBonds Dec 2025 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds maturing after December 31, 2024 and before December 2, 2025, as represented by the S&P AMT-Free Municipal Series Dec 2025 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	2.41%	2.09%	2.41%	10.81%
Fund Market	2.69	2.09	2.69	10.83
Index	2.64	2.04	2.64	10.55

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was November 13, 2018. The first day of secondary market trading was November 15, 2018.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 997.70	$ 0.91		$ 1,000.00	$ 1,024.30	$ 0.92		0.18%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® Dec 2025 Term Muni Bond ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

S&P Credit Rating*	Percent of Net Assets	(a)
AAA	31.8%
AA+	22.8
AA	12.7
AA-	11.6
A+	3.8
A	1.9
A-	2.7
BBB	0.3
Not Rated	10.9
Short-Term and Other Assets	1.5

TEN LARGEST STATES

State(a)	Percent of Net Assets
California	11.5%
Texas	11.3
New York	7.5
Washington	5.2
Virginia	4.9
Illinois	3.5
Ohio	3.4
Maryland	3.3
Massachusetts	3.3
Georgia	2.9

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Dec 2026 Term Muni Bond ETF

Investment Objective

The iShares iBonds Dec 2026 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds expected to mature or be redeemed before December 2, 2026, as represented by the S&P AMT-Free Municipal Series Callable-Adjusted Dec 2026 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	2.34%	0.85%	2.34%	3.95%
Fund Market	2.61	0.86	2.61	3.99
Index	2.54	0.94	2.54	4.37

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was April 2, 2019. The first day of secondary market trading was April 4, 2019.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 987.90	$ 0.90		$ 1,000.00	$ 1,024.30	$ 0.92		0.18%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® Dec 2026 Term Muni Bond ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

S&P Credit Rating*	Percent of Net Assets	(a)
AAA	30.3%
AA+	22.5
AA	13.8
AA-	13.4
A+	5.4
A	1.6
A-	3.0
Not Rated	8.3
Short-Term and Other Assets	1.7

TEN LARGEST STATES

State(a)	Percent of Net Assets
California	12.7%
Texas	10.5
New York	9.1
Washington	4.6
Virginia	3.6
Florida	3.5
Illinois	3.3
Maryland	3.2
Massachusetts	2.9
Pennsylvania	2.8

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Dec 2027 Term Muni Bond ETF

Investment Objective

The iShares iBonds Dec 2027 Term Muni Bond ETF( the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds expected to mature or be redeemed before December 2, 2027, as represented by the S&P AMT-Free Municipal Series Callable-Adjusted Dec 2027 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	2.34%	0.76%	2.34%	3.50%
Fund Market	2.28	0.77	2.28	3.58
Index	2.51	0.80	2.51	3.71

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was April 9, 2019. The first day of secondary market trading was April 11, 2019.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 976.90	$ 0.90		$ 1,000.00	$ 1,024.30	$ 0.92		0.18%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® Dec 2027 Term Muni Bond ETF

Portfolio Information

CREDIT QUALITY Portfolio Information ALLOCATION

S&P Credit Rating*	Percent of Net Assets	(a)
AAA	27.7%
AA+	22.3
AA	14.5
AA-	14.1
A+	2.9
A	1.5
A-	3.8
Not Rated	11.4
Short-Term and Other Assets	1.8

TEN LARGEST STATES

State(a)	Percent of Net Assets
California	12.9%
New York	10.7
Texas	8.5
Washington	4.6
Illinois	4.1
Maryland	4.0
Virginia	3.2
Ohio	3.0
North Carolina	2.5
New Jersey	2.5

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Dec 2028 Term Muni Bond ETF

Investment Objective

The iShares iBonds Dec 2028 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds expected to mature or be redeemed before December 2, 2028, as represented by the S&P AMT-Free Municipal Series Callable-Adjusted Dec 2028 IndexTM (the“Index”).The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	2.43%	0.69%	2.43%	3.17%
Fund Market	2.45	0.69	2.45	3.19
Index	2.49	0.62	2.49	2.85

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was April 16, 2019. The first day of secondary market trading was April 18, 2019.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 966.90	$ 0.89		$ 1,000.00	$ 1,024.30	$ 0.92		0.18%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® Dec 2028 Term Muni Bond ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

S&P Credit Rating*	Percent of Net Assets	(a)
AAA	27.9%
AA+	22.0
AA	13.4
AA-	12.7
A+	3.0
A	1.7
A-	3.2
Not Rated	14.0
Short-Term and Other Assets	2.1

TEN LARGEST STATES

State(a)	Percent of Net Assets
California	12.1%
New York	11.6
Texas	9.1
Maryland	4.4
Washington	4.3
Virginia	3.8
New Jersey	3.1
Illinois	3.0
Ohio	3.0
North Carolina	2.5

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Dec 2029 Term Muni Bond ETF

Investment Objective

The iShares iBonds Dec 2029 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds expected to mature or be redeemed before December 2, 2029, as represented by the investment results of the S&P AMT-Free Municipal Series Callable-Adjusted Dec 2029 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns

Since Inception

Fund NAV	(4.45)%
Fund Market	(4.12)
Index	(4.93)

For the fiscal period ended October 31, 2023, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was May 9, 2023. The first day of secondary market trading was May 11, 2023.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual					Hypothetical 5% Return
Beginning Account Value (05/01/23)	(a)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00		$ 955.50	$ 0.84		$ 1,000.00	$ 1,024.30	$ 0.92		0.18%

(a)	Commencement of operations.
(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 175/365 for actual expenses and 184/365 for hypothetical expenses (to reflect the six month period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Information

CREDIT QUALITY ALLOCATION

S&P Credit Rating*	Percent of Net Assets	(a)
AAA	19.1%
AA+	18.4
AA	12.1
AA-	9.9
A+	3.2
A	1.4
A-	3.2
Not Rated	30.7
Short-Term and Other Assets	2.0

TEN LARGEST STATES

State(a)	Percent of Net Assets
California	13.2%
New York	12.0
Texas	9.4
Maryland	4.2
Pennsylvania	3.9
Washington	3.3
North Carolina	3.2
Ohio	3.1
Virginia	3.0
Florida	2.8

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	17

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 0.3%
Alabama Public School and College Authority RB,
Series A, 5.00%, 11/01/23	$365	$365,000
State of Alabama GO
Series A, 5.00%, 11/01/23	500	500,000
Series C, 5.00%, 11/01/23	290	290,000

		1,155,000

Arkansas — 0.0%
University of Arkansas RB, Series A, 5.00%, 11/01/23	105	105,000

California — 19.6%
Bay Area Toll Authority RB
VRDN,3.32%, 04/01/55 (Put 10/31/23)(a)	7,200	7,200,000
VRDN,3.40%, 04/01/55 (Put 10/31/23)(a)	6,095	6,095,000
California Health Facilities Financing Authority RB
5.00%, 11/15/23	25	25,010
Series A, 5.00%, 11/15/23	15	15,005
Series B, 5.00%, 11/15/23	110	110,045
California State Public Works Board RB
Series C, 5.00%, 11/01/23	105	105,000
Series I, 5.00%, 11/01/23	545	545,000
California State University RB
5.00%, 11/01/23	270	270,000
Series A, 5.00%, 11/01/23	1,085	1,085,000
Series C, 5.00%, 11/01/23 (AGM)	240	240,000
City of San Francisco CA Public Utilities Commission Water Revenue RB
5.00%, 11/01/23	745	745,000
Series B, 5.00%, 11/01/23	100	100,000
Irvine Ranch Water District SA, Series B, 2.25%, 10/01/41 (Put 10/31/23)(a)	9,180	9,180,000
Las Virgenes Unified School District GO, Series C,
0.00%, 11/01/23 (NPFGC)(b)	50	50,000
Los Angeles Department of Water & Power RB
VRDN,2.20%, 07/01/34 (Put 11/01/23)(a)	5,500	5,500,000
VRDN,2.30%, 07/01/34 (Put 11/01/23)(a)	8,000	8,000,000
VRDN,2.85%, 07/01/35 (Put 11/01/23)(a)	2,000	2,000,000
Municipal Improvement Corp. of Los Angeles RB,
Series B, 5.00%, 11/01/23	475	475,000
San Francisco City & County Airport Commission San Francisco International Airport RB, VRDN, 2.50%, 05/01/58 (Put 10/31/23)(a)	15,000	15,000,000
Southern California Public Power Authority RB,
VRDN,3.13%, 07/01/36 (Put 10/31/23)(a)	5,000	5,000,000
State of California Department of Water Resources RB
5.00%, 12/01/23	125	125,124
Series AS, 5.00%, 12/01/23	370	370,366
Series AW, 5.00%, 12/01/23	390	390,386
Series AX, 5.00%, 12/01/23	415	415,411
Series BA, 5.00%, 12/01/23	235	235,232
State of California GO
4.00%, 11/01/23	200	200,000
5.00%, 11/01/23	3,270	3,270,000
5.00%, 12/01/23	945	946,011
University of California RB, Series AL-2, VRDN, 3.20%, 05/15/48 (Put 11/01/23)(a)	15,400	15,400,000

		83,092,590

Colorado — 2.2%
Adams & Arapahoe Joint School District 28J Aurora GO, 5.00%, 12/01/23 (SAW)	725	725,658

Security	Par (000)	Value

Colorado (continued)
Adams County School District No. 1 GO,
4.00%, 12/01/23 (SAW)	$250	$250,019
Arapahoe County School District No. 6 Littleton GO,
5.00%, 12/01/23 (SAW)	1,070	1,070,839
City & County of Denver Co. Airport System Revenue RB
5.00%, 11/15/23	225	225,091
Series A, 5.00%, 11/15/23	5,675	5,677,294
Series B, 5.00%, 11/15/23	200	200,081
City of Boulder Water & Sewer Revenue, 5.00%, 12/01/23	100	100,091
City of Colorado Springs Co. Utilities System Revenue
RB, Series C, 5.00%, 11/15/23	100	100,035
Colorado Health Facilities Authority, 5.00%, 11/01/23	400	400,000
Denver City & County School District No. 1 GO,
5.00%, 12/01/23 (SAW)	565	565,475

		9,314,583

Connecticut — 3.9%
Connecticut State Health & Educational Facilities
Authority RB
VRDN,3.90%, 07/01/42 (Put 10/31/23)(a)	15,000	15,000,000
Series V-1, VRDN,2.85%, 07/01/36 (Put 10/31/23)(a)	1,060	1,060,000
State of Connecticut GO
Series F, 5.00%, 11/15/23	270	270,106
Series H, 5.00%, 11/15/23	120	120,047

		16,450,153

Delaware — 0.6%
University of Delaware RB, Series C, VRDN, 3.95%, 11/01/37 (Put 10/31/23)(a)	2,600	2,600,000

District of Columbia — 3.9%
District of Columbia RB
5.00%, 12/01/23	16,000	16,014,514
Series A, 5.00%, 12/01/23	470	470,426

		16,484,940

Georgia — 0.4%
City of Atlanta GA Water & Wastewater Revenue RB
5.00%, 11/01/23	160	160,000
Series A, 5.00%, 11/01/23	125	125,000
City of Gainesville GA Water & Sewerage Revenue RB,
5.00%, 11/15/23	60	60,022
County of DeKalb GA GO, 5.00%, 12/01/23	125	125,105
Development Authority for Fulton County RB,
5.00%, 11/01/23	125	125,000
State of Georgia GO, Series E, 5.00%, 12/01/23	895	895,827

		1,490,954

Hawaii — 0.0%
City & County of Honolulu HI GO, 5.00%, 11/01/23	110	110,000

Illinois — 4.2%
Illinois Finance Authority RB
5.00%, 12/01/23	320	320,277
VRDN,4.07%, 07/01/38 (Put 10/31/23)(a)	14,500	14,500,000
State of Illinois GO
Series B, 5.00%, 12/01/23	50	50,019
Series D, 5.00%, 11/01/23	3,055	3,055,000

		17,925,296

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Indiana — 0.3%
Indiana Finance Authority RB
Series A, 5.00%, 12/01/23	$110	$110,064
Series C, 5.00%, 12/01/23	1,285	1,286,092

		1,396,156

Louisiana — 0.1%
State of Louisiana GO, Series D-1, 5.00%, 12/01/23	275	275,204

Maine — 0.4%
Maine Municipal Bond Bank RB 5.00%, 11/01/23	1,165	1,165,000
Series A, 5.00%, 11/01/23	125	125,000
Series C, 5.00%, 11/01/23	225	225,000

		1,515,000

Maryland — 2.5%
County of Baltimore MD GO, 5.00%, 11/01/23	180	180,000
County of Charles MD GO, 5.00%, 11/01/23	10	10,000
County of Montgomery MD
5.00%, 11/01/23	830	830,000
5.00%, 11/01/26 (PR 11/01/23)	1,000	1,000,000
County of Montgomery MD GO
5.00%, 11/01/23	125	125,000
Series A, 5.00%, 11/01/23	865	865,000
Series A, 5.00%, 12/01/23	675	675,612
Series B, 5.00%, 11/01/23	1,265	1,265,000
Series B, 5.00%, 12/01/23	620	620,563
State of Maryland Department of Transportation RB, 5.00%, 12/01/23	125	125,112
Washington Suburban Sanitary Commission RB,
VRDN,4.00%, 06/01/24 (Put 10/31/23) (GTD)(a)	4,700	4,700,000

		10,396,287

Massachusetts — 9.3%
City of Boston MA GO, 5.00%, 11/01/23	2,000	2,000,000
Commonwealth of Massachusetts GOL
Series C, 5.50%, 12/01/23 (AMBAC)	840	841,128
Series E, 5.00%, 11/01/23	985	985,000
Series H, 5.00%, 12/01/23	120	120,113
Massachusetts Bay Transportation Authority Sales Tax Revenue RB, VRDN,4.10%, 07/01/52 (Put 10/31/23)(a)	15,000	15,000,000
Massachusetts Health & Educational Facilities
Authority RB
Series J-1, VRDN,4.00%, 07/01/31 (Put 10/31/23)(a)	15,000	15,000,000
Series J-2, VRDN,3.85%, 07/01/31 (Put 10/31/23)(a)	1,100	1,100,000
Massachusetts School Building Authority RB, Series A, 5.00%, 11/15/23, (ETM)	85	85,032
Massachusetts Water Resources Authority, VRDN, 4.08%, 08/01/37 (Put 10/31/23)(a)	3,695	3,695,000
University of Massachusetts Building Authority RB
5.00%, 11/01/23	100	100,000
Series 2021-1, 5.00%, 11/01/23	345	345,000

		39,271,273

Michigan — 4.3%
Michigan Finance Authority RB, 5.00%, 11/15/23	50	50,016
State of Michigan GO
5.00%, 12/01/23	75	75,070
Series A, 5.00%, 12/01/23	190	190,179
Series B, 5.00%, 11/01/23	20	20,000
State of Michigan Trunk Line Revenue RB
5.00%, 11/15/23	2,070	2,070,822
Series A, 5.00%, 11/15/23	130	130,052

Security	Par (000)	Value

Michigan (continued)
University of Michigan RB
VRDN,3.92%, 04/01/38 (Put 10/31/23)(a)	$4,000	$4,000,000
Series D-2, VRDN,3.95%, 12/01/29(a)	11,470	11,470,000
Wayne County Airport Authority RB, Series G,
5.00%, 12/01/23	100	100,074

		18,106,213

Minnesota — 1.2%
City of Minneapolis MN GO, 4.00%, 12/01/23	250	249,983
City of Rochester MN Electric Utility Revenue RB,
Series E, 5.00%, 12/01/23	25	25,021
County of Hennepin MN GO
5.00%, 12/01/23	595	595,501
Series C, 5.00%, 12/01/23	410	410,345
Series A, 5.00%, 12/01/23	95	95,080
Series C, 5.00%, 12/01/23	70	70,059
Metropolitan Council GO, Series B, 5.00%, 12/01/23	3,715	3,718,340

		5,164,329

Mississippi — 0.2%
State of Mississippi GO, 5.00%, 12/01/27 (PR 12/01/23)	770	770,648

Nevada — 1.0%
County of Clark NV GOL
5.00%, 11/01/23	1,100	1,100,000
5.00%, 12/01/23	200	200,157
Series A, 5.00%, 11/01/23	355	355,000
Las Vegas Valley Water District GOL, Series B,
5.00%, 12/01/23	155	155,115
State of Nevada GOL, 5.00%, 11/01/23	1,000	1,000,000
State of Nevada Highway Improvement Revenue RB, 5.00%, 12/01/23	1,415	1,416,272

		4,226,544

New Jersey — 0.2%
Monmouth County Improvement Authority (The) RB,
Series B, 5.00%, 12/01/23 (GTD)	245	245,222
New Jersey Economic Development Authority,
5.00%, 11/01/23	100	100,000
New Jersey Economic Development Authority RB,
Series B, 5.00%, 11/01/23	620	620,000

		965,222

New York — 12.5%
City of New York NY GO
3.95%, 08/01/40 (Put 10/31/23)(a)	3,900	3,900,000
VRDN,3.95%, 04/01/36 (Put 10/31/23)(a)	2,750	2,750,000
Metropolitan Transportation Authority RB
4.00%, 11/15/23	200	199,937
Series A, 5.00%, 11/15/23	10	10,004
Series A-1, 5.00%, 11/15/23	50	50,007
Series A-2, 5.00%, 11/15/23	195	195,029
Series B, 5.00%, 11/15/23	1,635	1,635,238
Series B-3, 5.00%, 11/15/23	55	55,008
Series C, 5.00%, 11/15/23	395	395,058
Series C-1, 5.00%, 11/15/23	915	915,134
Series D, 5.00%, 11/15/23	400	400,058
Series F, 5.00%, 11/15/23	140	140,020
New York City Municipal Water Finance Authority RB
4.06%, 06/15/36 (Put 10/31/23)(a)	14,000	14,000,000
VRDN,3.95%, 06/15/43 (Put 10/31/23)(a)	1,300	1,300,000
New York City Transitional Finance Authority Future Tax Secured Revenue RB 5.00%, 11/01/23	4,035	4,035,000

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
VRDN, 3.95%, 02/01/45 (Put 10/31/23)(a)	$6,500	$6,500,000
Series B-1, 5.00%, 11/01/23	100	100,000
Series C, 5.00%, 11/01/23	2,195	2,195,000
Series D, 5.00%, 11/01/23	315	315,000
Sub-Series C, 5.00%, 11/01/23	645	645,000
New York Convention Center Development Corp. RB 5.00%, 11/15/23	25	25,008
Series B, 5.00%, 11/15/23	20	20,005
New York State Dormitory Authority RB, VRDN, 3.85%, 09/01/39 (Put 10/31/23)(a)	10,000	10,000,000
Port Authority of New York & New Jersey RB
4.00%, 12/01/23	165	165,019
5.00%, 11/15/23	310	310,125
Series 179, 5.00%, 12/01/23	350	350,318
Triborough Bridge & Tunnel Authority RB
5.00%, 11/15/23	285	285,111
Series A, 5.00%, 11/15/23	140	140,055
Series A, 5.00%, 11/15/23	1,050	1,050,409
Series A, 5.00%, 11/15/23	100	100,036
Series B, 4.00%, 11/15/23	380	380,013
Series B, 5.00%, 11/15/23	345	345,134

		52,906,726

North Carolina — 0.6%
City of Charlotte NC COP, Series C, 5.00%, 12/01/23	40	40,032
City of Charlotte NC GO, 5.00%, 12/01/23	775	775,722
City of Charlotte NC Storm Water Revenue, 5.00%, 12/01/23	900	900,816
County of Forsyth NC GO, 5.00%, 12/01/23	255	255,236
County of Mecklenburg NC GO, Series B, 5.00%, 12/01/23	140	140,127
County of Wake NC RB, Series A, 5.00%, 12/01/23	465	465,410

		2,577,343

Ohio — 9.1%
City of Cincinnati OH Water System Revenue RB,
Series B, 5.00%, 12/01/23	190	190,172
County of Hamilton OH Sales Tax Revenue RB, Series A, 5.00%, 12/01/23	475	475,353
County of Hamilton OH Sewer System Revenue RB, Series A, 5.00%, 12/01/23	3,260	3,262,717
Ohio Higher Educational Facility Commission RB
5.00%, 12/01/23	110	110,086
5.00%, 12/01/23 (ETM)	45	45,032
Series A, 5.00%, 12/01/23	165	165,116
Ohio State University (The) RB
5.00%, 12/01/23	610	610,568
VRDN,3.95%, 12/01/39 (Put 11/01/23)(a)	5,825	5,825,000
VRDN,4.00%, 12/01/44 (Put 11/07/23)(a)	10,000	10,000,000
Series A, 5.00%, 12/01/23	395	395,368
Ohio University RB, Series A, 5.00%, 12/01/23	120	120,094
Ohio Water Development Authority RB
5.00%, 12/01/23	615	615,543
Series B, 5.00%, 12/01/23	130	130,115
Ohio Water Development Authority Water Pollution
Control Loan Fund RB
5.00%, 12/01/23	255	255,225
5.50%, 12/01/23	150	150,192
Series 2015-A, 5.00%, 12/01/23	500	500,441
Ohio Water Development Authority Water Pollution
Control Loan Fund, RB, VRDN,4.05%, 12/01/36
(Put 10/31/23)(a)	15,000	15,000,000

Security	Par (000)	Value

Ohio (continued)
State of Ohio GO
Series C, 5.00%, 11/01/23	$210	$210,000
Series T, 5.00%, 11/01/23	150	150,000
State of Ohio RB, Series C, 5.00%, 12/01/23	440	440,381

		38,651,403

Oregon — 1.0%
State of Oregon Department of Transportation RB
Series C, 5.00%, 11/15/23	160	160,062
Series A, 4.25%, 11/15/34 (PR 11/15/23)	850	850,108
Series A, 5.00%, 11/15/23	970	970,375
Series A, 5.00%, 11/15/29 (PR 11/15/23)	1,000	1,000,393
Series A, 5.00%, 11/15/38 (PR 11/15/23)	1,000	1,000,393
State of Oregon GO, Series G, 5.00%, 11/01/23	45	45,000

		4,026,331

Pennsylvania — 4.8%
County of Lehigh PA GO, 4.00%, 11/15/23	650	650,016
Delaware County Authority RB, 5.00%, 12/01/23	75	75,062
Pennsylvania Turnpike Commission, VRDN, 4.07%, 12/01/39 (Put 11/01/23)(a)	7,300	7,300,000
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Series A, 5.00%, 12/01/23	180	180,148
Pennsylvania Turnpike Commission RB
4.00%, 12/01/23	750	750,026
5.00%, 12/01/23	1,645	1,646,358
VRDN,3.97%, 12/01/50 (Put 10/31/23)(a)	8,000	8,000,000
Series A, 5.00%, 12/01/23	335	335,276
Series A-1, 5.00%, 12/01/23	225	225,186
Series B, 5.00%, 12/01/23	35	35,025
Series C, 5.00%, 12/01/43 (PR 12/01/23)	1,200	1,200,862

		20,397,959

Rhode Island — 3.7%
Rhode Island Health & Educational Building Corp.,
VRDN,4.09%, 05/01/35 (Put 11/01/23)(a)	15,755	15,755,000
State of Rhode Island GO, 5.00%, 11/01/23	50	50,000

		15,805,000

South Carolina — 0.8%
Charleston Educational Excellence Finance Corp. RB
5.00%, 12/01/23	190	190,166
5.00%, 12/01/30 (PR 12/01/23)	3,000	3,002,648
County of Charleston SC GO, 5.00%, 11/01/23	190	190,000

		3,382,814

Tennessee — 0.5%
City of Memphis TN GO, Series A, 5.00%, 11/01/23	135	135,000
County of Sumner TN GO, 5.00%, 12/01/23	70	70,059
State of Tennessee GO, 5.00%, 11/01/23	240	240,000
Tennessee State School Bond Authority, 5.00%, 11/01/23 (ST INTERCEPT)	300	300,000
Tennessee State School Bond Authority RB
5.00%, 11/01/23	400	400,000
Series A, 5.00%, 11/01/23	240	240,000
Series B, 5.00%, 11/01/23	715	715,000

		2,100,059

Texas — 5.1%
City of Austin TX Electric Utility Revenue RB, Series A, 5.00%, 11/15/23	235	235,088
City of Austin TX Water & Wastewater System Revenue RB 5.00%, 11/15/23	655	655,232

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
5.00%, 11/15/23 (ETM)	$360	$360,122
Series A, 5.00%, 11/15/23	375	375,134
City of Houston TX Combined Utility System Revenue RB
5.00%, 11/15/23	140	140,052
Series B, 5.00%, 11/15/23	140	140,052
Series D, 5.00%, 11/15/23	200	200,075
Serries C, 5.00%, 11/15/23	310	310,116
Dallas Area Rapid Transit RB
5.00%, 12/01/23	150	150,111
Series A, 5.00%, 12/01/23	785	785,583
Dallas Fort Worth International Airport RB,
5.00%, 11/01/23	350	350,000
Dallas/Fort Worth International Airport RB
5.00%, 11/01/23	200	200,000
Series G, 5.00%, 11/01/23	160	160,000
Metropolitan Transit Authority of Harris County RB
5.00%, 11/01/23	365	365,000
Series A, 5.00%, 11/01/23	375	375,000
Series B, 5.00%, 11/01/23	615	615,000
Tarrant County Cultural Education Facilities Finance Corp. RB, 5.00%, 12/01/23	40	40,028
University of Texas System (The) RB, Series B,
VRDN,4.00%, 08/01/32 (Put 10/31/23)(a)	15,955	15,955,000

		21,411,593

Vermont — 0.0%
Vermont Municipal Bond Bank RB, Series 4,
5.00%, 12/01/23	25	25,020

Virginia — 0.9%
Chesapeake Bay Bridge & Tunnel District RB,
5.00%, 11/01/23	1,000	1,000,000
County of Chesterfield VA Water & Sewer Revenue RB,
5.00%, 11/01/23	100	100,000
County of Loudoun VA GO
5.00%, 12/01/23 (SAW)	170	170,158
Series A, 5.00%, 12/01/23	140	140,130
Series A, 5.00%, 12/01/23 (SAW)	600	600,560
Virginia Resources Authority RB
5.00%, 11/01/23	205	205,000
Series A, 4.00%, 11/01/23	100	100,000
Series A, 5.00%, 11/01/23	1,105	1,105,000
Series B, 5.00%, 11/01/23	200	200,000
Series S, 5.00%, 11/01/23	390	390,000

		4,010,848

Washington — 4.9%
Central Puget Sound Regional Transit Authority RB, Series S-1, 5.00%, 11/01/23	70	70,000
Central Puget Sound Regional Transit Authority TB, 5.00%, 11/01/23	450	450,000
City of Seattle WA GO, 5.00%, 12/01/23	100	100,087
City of Seattle WA GOL
Series A, 5.00%, 11/01/23	100	100,000
Series A, 5.00%, 12/01/23	450	450,390
City of Spokane WA Water & Wastewater Revenue RB, 5.00%, 12/01/23	640	640,565
Clark County School District No. 117 Camas GO,
5.00%, 12/01/23 (GTD)	115	115,104
County of King WA GOL
5.00%, 12/01/23	80	80,071
VRDN,4.05%, 01/01/46 (Put 10/31/23)(a)	7,000	7,000,000
Series A, VRDN,3.85%, 01/01/46 (Put 10/31/23)(a)	5,465	5,465,000

Security	Par (000)	Value

Washington (continued)
Series B, 5.00%, 12/01/23	$260	$260,229
Series E, 5.00%, 12/01/23	165	165,146
County of Snohomish WA GOL, 5.00%, 12/01/23	125	125,114
King County School District No. 216 Enumclaw GO,
5.00%, 12/01/23 (GTD)	50	50,045
King County School District No. 401 Highline GO,
5.00%, 12/01/23 (GTD)	25	25,022
King County School District No. 403 Renton GO,
5.00%, 12/01/23 (GTD)	175	175,156
King County School District No. 405 Bellevue GO,
5.00%, 12/01/23 (GTD)	3,320	3,323,011
King County School District No. 411 Issaquah GO,
5.00%, 12/01/23 (GTD)	255	255,227
King County School District No. 415 Kent GO,
5.00%, 12/01/23 (GTD)	90	90,080
Pierce County School District No. 320 Sumner GO,
5.00%, 12/01/23 (GTD)	175	175,160
Pierce County School District No. 416 White River GO, 5.00%, 12/01/23 (GTD)	70	70,062
Port of Tacoma WA GOL, Series A, 5.00%, 12/01/23	180	180,159
Port of Tacoma WA RB, Series A, 4.00%, 12/01/23	125	125,004
Skagit County School District No. 103 Anacortes GO,
5.00%, 12/01/23 (GTD)	25	25,022
Snohomish County School District No. 15 Edmonds GO, 4.00%, 12/01/23 (GTD)	20	20,002
Snohomish County School District No. 201 Snohomish GO, 5.00%, 12/01/23 (GTD)	165	165,147
Snohomish County School District No. 4 Lake Stevens GO, 5.00%, 12/01/23 (GTD)	140	140,125
Snohomish County School District No. 6 Mukilteo GO, 5.00%, 12/01/23 (GTD)	245	245,222
Spokane & Whitman Counties School District No. 360 Cheney GO, 5.00%, 12/01/23 (GTD)	100	100,089
University of Washington RB
Series A, 4.00%, 12/01/23	310	310,049
Series C, 5.00%, 12/01/23	215	215,204
Yakima County School District No. 90 East Valley GO, 5.00%, 12/01/23 (GTD)	15	15,012

		20,726,504

West Virginia — 0.1%
State of West Virginia GO
Series A, 5.00%, 11/01/23	55	55,000
Series A, 5.00%, 12/01/23	100	100,087
West Virginia Water Development Authority RB,
Series A-II, 5.00%, 11/01/23	80	80,000

		235,087

Wisconsin — 0.5%
State of Wisconsin, 5.00%, 11/01/23	245	245,000
State of Wisconsin GO
5.00%, 11/01/23	665	665,000
Series 1, 5.00%, 11/01/23	820	820,000
Series 2, 5.00%, 11/01/23	255	255,000
Wisconsin Health & Educational Facilities Authority RB, Series A, 5.00%, 11/15/23	40	40,010

		2,025,010

Total Long-Term Investments — 99.1% (Cost: $419,202,425)		419,097,089

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.0%
BlackRock Liquidity Funds: MuniCash, 3.82%(c)(d)	109,073	$109,073

Total Short-Term Securities — 0.0% (Cost: $109,073)		109,073

Total Investments — 99.1% (Cost: $419,311,498)		419,206,162

Other Assets Less Liabilities — 0.9%		3,724,724

Net Assets — 100.0%		$422,930,886

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(b)	Zero-coupon bond.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds: MuniCash	$2,259,207	$—	$(2,156,421	)(a)	$6,287	$—	$109,073	109,073	$91,930	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets

Investments

Long-Term Investments

Municipal Debt Obligations	$—	$419,097,089	$—	$419,097,089

Short-Term Securities

Money Market Funds	109,073	—	—	109,073

	$109,073	$419,097,089	$—	$419,206,162

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 1.1%
Alabama Federal Aid Highway Finance Authority RB
5.00%, 09/01/24 (ETM)	$250	$252,225
5.00%, 09/01/26 (PR 09/01/24)	1,010	1,018,989
5.00%, 09/01/30 (PR 09/01/24)	500	504,450
Series A, 5.00%, 09/01/24	260	262,314
Series B, 5.00%, 09/01/24	535	539,761
Alabama Public School & College Authority RB
Series A, 5.00%, 05/01/24	145	145,866
Series C, 5.00%, 06/01/24	100	100,697
Alabama Public School and College Authority RB
Series A, 5.00%, 02/01/24	1,025	1,027,932
Series A, 5.00%, 11/01/24	300	303,652
Auburn University RB, Series B, 5.00%, 06/01/24	265	266,772
City of Huntsville AL GO, Series A, 5.00%, 08/01/24	80	80,691
County of Mobile AL GOL, Series A, 5.00%, 06/01/24	50	50,334
State of Alabama GO
Series A, 5.00%, 08/01/24	285	287,461
Series A, 5.00%, 11/01/24	185	187,162
Series C, 5.00%, 08/01/24	125	126,079
University of Alabama (The) RB, Series A, 5.00%, 07/01/24	185	186,294

		5,340,679

Alaska — 0.2%
State of Alaska GO, Series B, 5.00%, 08/01/24	950	957,854

Arizona — 2.4%
Arizona Board of Regents COP, Series A, 5.00%, 06/01/24	165	166,047
Arizona Department of Transportation State Highway Fund Revenue RB, 5.00%, 07/01/24	745	750,649
Arizona State University RB
Series B, 5.00%, 07/01/24	230	231,684
Series C, 5.00%, 07/01/24	85	85,622
Arizona Transportation Board RB, Series A, 5.00%, 07/01/24	630	634,777
Arizona Water Infrastructure Finance Authority RB,
Series A, 5.00%, 10/01/24	1,445	1,459,087
City of Peoria AZ GOL, Series B, 5.00%, 07/15/24	225	226,902
City of Phoenix AZ GO, 5.00%, 07/01/24	265	267,079
City of Phoenix Civic Improvement Corp. RB 5.00%, 07/01/24	1,515	1,526,289
Series A, 5.00%, 07/01/24	115	115,774
Series A, 5.00%, 07/01/39 (PR 07/01/24)	1,000	1,007,058
Series B, 5.00%, 07/01/24	255	256,716
Series D, 5.00%, 07/01/24	315	317,120
City of Scottsdale AZ GOL, 4.00%, 07/01/24	495	495,576
City of Tucson AZ COP, 5.00%, 07/01/24 (AGM)	85	85,567
City of Tucson AZ Water System Revenue RB, 5.00%, 07/01/24	395	398,047
County of Pima Sewer System Revenue, 5.00%, 07/01/24	595	599,124
Maricopa County Unified School District No. 97-Deer Valley/AZ GO
4.00%, 07/01/24	20	20,010
5.00%, 07/01/24	200	201,399
Maricopa County Union High School District No. 210-Phoenix GO
5.00%, 07/01/24	240	241,914
Series C, 3.00%, 07/01/24	165	163,755

Security	Par (000)	Value

Arizona (continued)
Maricopa County Union High School District No. 210-Phoenix GOL, 4.00%, 07/01/24	$260	$260,387
Phoenix AZ, 4.00%, 07/01/24	725	725,900
Regional Public Transportation Authority RB, 5.25%, 07/01/24	370	373,235
Salt River Project Agricultural Improvement & Power District RB, Series A, 5.00%, 01/01/24	130	130,224
State of Arizona
5.00%, 09/01/24	110	110,979
5.00%, 09/01/24 (ETM)	465	469,138
State of Arizona COP, 5.00%, 10/01/24	165	166,771
University of Arizona (The) RB
5.00%, 06/01/24	365	367,336
Series A, 5.00%, 06/01/24	100	100,640
Series B, 5.00%, 06/01/24	150	150,960

		12,105,766

Arkansas — 0.2%
State of Arkansas GO
4.00%, 06/01/24	605	605,539
5.00%, 04/01/24	280	281,341

		886,880

California — 13.8%
91 Express Lanes Toll Road, 5.00%, 08/15/24	100	101,042
Allan Hancock Joint Community College District/CA GO
5.00%, 08/01/24	230	232,156
5.00%, 08/01/24 (ETM)	10	10,094
Beverly Hills Unified School District CA GO
0.00%, 08/01/24(a)	725	704,883
4.00%, 08/01/24	110	110,285
5.00%, 08/01/24	665	671,576
California Educational Facilities Authority RB, 0.00%, 10/01/24 (AMBAC)(a)	160	153,841
California Health Facilities Financing Authority RB,
Series A, 5.00%, 11/15/24	135	136,582
California Infrastructure & Economic Development Bank RB
5.00%, 10/01/24	555	561,807
Series A, 5.00%, 10/01/24	355	359,290
California State Public Works Board RB
5.00%, 05/01/24	185	186,087
5.00%, 08/01/24	500	504,428
5.00%, 10/01/24	440	444,803
5.00%, 10/01/24 (ETM)	30	30,363
5.00%, 11/01/24	170	172,036
Series A, 5.00%, 09/01/24	250	252,470
Series B, 5.00%, 10/01/24	210	212,292
Series C, 5.00%, 03/01/24	135	135,514
Series D, 5.00%, 09/01/24	325	328,211
Series F, 5.00%, 05/01/24	385	387,263
Series G, 5.00%, 05/01/24	245	246,440
Series H, 5.00%, 12/01/24	90	91,165
Serise A, 5.00%, 03/01/24	175	175,666
California State University RB
5.00%, 11/01/24	435	440,936
Series A, 4.00%, 11/01/24	75	75,295
Series A, 5.00%, 11/01/24	1,005	1,018,713
Series A, 5.00%, 11/01/29 (PR 11/01/24)	815	825,401
Series A, 5.00%, 11/01/32 (PR 11/01/24)	300	303,828
Series A, 5.00%, 11/01/34 (PR 11/01/24)	40	40,510
Series A, 5.00%, 11/01/39 (PR 11/01/24)	440	445,615

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Serise A, 4.00%, 11/01/24	$150	$150,590
Cerritos Community College District GO, Series D, 0.00%, 08/01/24(a)	125	121,229
City & County of San Francisco CA GO, 5.00%, 06/15/24.	430	433,542
City of Long Beach CA Harbor Revenue RB, Series B, 5.00%, 05/15/24	425	427,963
City of Los Angeles CA Wastewater System Revenue RB
5.00%, 06/01/24	505	508,811
Series A, 5.00%, 06/01/24	90	90,679
City of Los Angeles Department of Airports RB
4.00%, 05/15/24	180	180,346
5.00%, 05/15/24	395	397,837
5.00%, 05/15/24 (ETM)	45	45,315
Series B, 5.00%, 05/15/24	430	433,089
City of Petaluma CA Wastewater Revenue RB, 5.00%, 05/01/24	130	130,713
City of San Francisco CA Public Utilities Commission
Water Revenue RB
4.00%, 11/01/24	130	130,524
5.00%, 11/01/24	340	344,672
Series D, 5.00%, 11/01/24	200	202,748
City of San Francisco Public Utilities Commission Water Revenue, 5.00%, 11/01/45 (PR 11/01/24)	1,500	1,520,760
City of San Jose CA GO, 5.00%, 09/01/24	440	444,419
Coast Community College District GO, Series D, 5.00%, 08/01/24	105	105,961
Contra Costa Transportation Authority RB, Series A, 5.00%, 03/01/24	45	45,197
Contra Costa Transportation Authority Sales Tax Revenue RB, 5.00%, 03/01/24	75	75,328
Contra Costa Water District RB, Series T, 5.00%, 10/01/24	105	106,373
East Bay Municipal Utility District Water System Revenue RB, 5.00%, 06/01/24	195	196,516
Eastern Municipal Water District RB, Series A, 5.00%, 07/01/24	225	226,942
Escondido Union High School District GO, Series A, 0.00%, 08/01/24 (AGC)(a)	255	247,398
Evergreen School District GO, 0.00%, 08/01/24 (AGC)(a) .	100	96,983
Foothill-De Anza Community College District GO
0.00%, 08/01/24 (NPFGC)(a)	110	106,909
4.00%, 08/01/24	160	160,380
5.00%, 08/01/24	325	328,142
Grossmont Union High School District GO
5.00%, 08/01/24	150	151,450
Series 2004, 0.00%, 08/01/24 (NPFGC)(a)	425	411,938
Long Beach Community College District GO
Series D, 0.00%, 05/01/24 (NPFGC)(a)	170	166,659
Series F, 5.00%, 06/01/24	185	186,396
Los Angeles Community College District/CA GO
5.00%, 08/01/24	1,730	1,747,236
Series A, 5.00%, 08/01/24	835	843,319
Series A, 5.00%, 08/01/26 (PR 08/01/24)	1,005	1,015,309
Series A, 5.00%, 08/01/28 (PR 08/01/24)	350	353,590
Series A, 5.00%, 08/01/31 (PR 08/01/24)	4,245	4,288,546
Series C, 5.00%, 08/01/24	805	813,020
Los Angeles County Metropolitan Transportation
Authority RB
Series A, 5.00%, 06/01/24	850	856,463
Series A, 5.00%, 07/01/24	940	948,175

Security	Par (000)	Value

California (continued)
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue RB, 5.00%, 07/01/24	$400	$403,479
Los Angeles County Public Works Financing Authority RB, Series B, 5.00%, 12/01/24	305	309,726
Los Angeles County Sanitation Districts Financing Authority RB, Series A, 5.00%, 10/01/24	195	197,462
Los Angeles Department of Water & Power Power
System Revenue RB
Series A, 5.00%, 07/01/24	270	272,490
Series B, 5.00%, 07/01/24	480	484,427
Series C, 5.00%, 07/01/24	105	105,968
Serise A, 5.00%, 07/01/24	80	80,738
Los Angeles Department of Water & Power RB, 5.00%, 07/01/24	500	504,611
Los Angeles Department of Water & Power, RB
Series A, 5.00%, 07/01/24	110	111,015
Series B, 5.00%, 07/01/24	250	252,306
Los Angeles Unified School District/CA GO
Series A, 5.00%, 07/01/24	2,105	2,122,203
Series C, 5.00%, 07/01/24	1,250	1,260,215
Los Rios Community College District GO, 4.00%, 08/01/24	200	200,255
Metropolitan Water District of Southern California RB
5.00%, 07/01/24	130	131,156
5.00%, 10/01/24	100	101,236
Series A, 5.00%, 07/01/24	305	307,713
Series B, 4.00%, 10/01/24	120	120,414
Series C, 5.00%, 07/01/24	105	105,934
Mount San Antonio Community College District GO, 0.00%, 08/01/24(a)	100	97,090
Municipal Improvement Corp. of Los Angeles RB, Series B, 5.00%, 11/01/24	265	268,746
Newport Mesa Unified School District GO, 5.00%, 08/01/24	175	176,705
North Orange County Community College District/CA GO, Series B, 0.00%, 08/01/24 (NPFGC)(a)	120	116,380
Orange County Local Transportation Authority Sales Tax Revenue RB, 5.00%, 02/15/24	275	276,034
Orange County Water District RB, Series C, 5.00%, 08/15/24	235	237,503
Pajaro Valley Unified School District GO, Series B, 0.00%, 08/01/24 (AGM)(a)	100	97,054
Pasadena Unified School District GO, Series B, 5.00%, 08/01/24	30	30,319
Placer Union High School District/CA GO, Series A, 0.00%, 08/01/24 (NPFGC)(a)	25	24,264
Port of Los Angeles RB, Series A, 5.00%, 08/01/24	30	30,310
Poway Unified School District GO, Series A, 0.00%, 08/01/24(a)	100	97,064
Riverside County Transportation Commission RB,
Series B, 5.00%, 06/01/24	155	156,152
Sacramento Municipal Utility District RB
5.00%, 08/15/24	60	60,644
Series E, 5.00%, 08/15/24	300	303,219
Salinas Union High School District GO, Series A, 0.00%, 10/01/24 (NPFGC)(a)	20	19,239
San Diego Community College District GO, 5.00%, 08/01/24	445	449,729
San Diego Public Facilities Financing Authority RB,
5.00%, 08/01/24	250	252,528

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
San Diego Unified School District/CA, 5.50%, 07/01/24 (AGM)	$400	$404,988
San Diego Unified School District/CA GO
Series A, 0.00%, 07/01/24(a)	440	428,653
Series A, 0.00%, 07/01/24 (ETM)(a)	160	155,874
Series C-2, 5.50%, 07/01/24 (AGM)	255	258,180
Series D-1, 5.50%, 07/01/24 (NPFGC)	395	399,925
Series G, 0.00%, 07/01/38 (PR 01/01/24)(a)	600	268,535
Series R-4, 5.00%, 07/01/24	240	242,213
San Francisco Bay Area Rapid Transit District GO,
Series A, 5.00%, 08/01/24	155	156,521
San Francisco Bay Area Rapid Transit District Sales Tax Revenue RB, Series A, 5.00%, 07/01/24	330	332,892
San Francisco City & County Airport Commission San Francisco International Airport RB, Series D, 5.00%, 05/01/24	300	301,979
San Francisco City & County Public Utilities Commission Wastewater Revenue RB, Series A, 5.00%, 10/01/24	295	298,698
San Joaquin Delta Community College District GO,
Series C, 5.00%, 08/01/39 (PR 08/01/24)	1,000	1,009,815
San Jose Evergreen Community College District, 5.00%, 09/01/34 (PR 09/01/24)	1,000	1,010,945
San Jose Unified School District GO, 5.00%, 08/01/24	450	454,052
San Marcos Unified School District GO, 0.00%, 08/01/24(a)	40	38,810
San Mateo County Community College District GO,
Series B, 0.00%, 09/01/24 (NPFGC)(a)	120	116,144
San Mateo Union High School District GO, 4.00%, 09/01/24	210	210,410
San Ramon Valley Unified School District/CA GO, 5.00%, 08/01/24	125	126,172
Santa Clara County Financing Authority RB, Serise A, 5.00%, 11/15/24	445	451,256
Santa Clara Valley Transportation Authority, 5.00%, 06/01/24	340	342,644
Santa Clara Valley Transportation Authority RB
Series A, 5.00%, 04/01/24	100	100,549
Series A, 5.00%, 06/01/24	150	151,167
Santa Clara Valley Water District COP, Series C, 5.00%, 06/01/24	295	297,193
Santa Monica-Malibu Unified School District GO,
Series C, 4.00%, 07/01/24	85	85,249
Simi Valley Unified School District GO, 5.00%, 08/01/24	250	252,398
Solano County Community College District GO, 5.00%, 08/01/24	125	126,079
Southern California Public Power Authority RB
5.00%, 07/01/24	140	141,254
Series C, 5.00%, 07/01/24	390	393,494
State of California, 5.00%, 09/01/24	1,700	1,719,860
State of California Department of Water Resources RB
5.00%, 12/01/24	310	314,408
Series AR, 5.00%, 12/01/24 (PR 06/01/24)	35	35,286
Series AS, 5.00%, 12/01/24	1,210	1,227,206
Series AV, 5.00%, 12/01/24	75	76,067
Series AW, 5.00%, 12/01/24	120	121,706
Series AX, 5.00%, 12/01/24	260	263,697
Series BA, 5.00%, 12/01/24	280	283,982
State of California GO
4.00%, 03/01/24	160	160,206
4.00%, 04/01/24	115	115,192
4.00%, 10/01/24	720	722,871

Security	Par (000)	Value

California (continued)
5.00%, 03/01/24	$1,130	$1,135,124
5.00%, 04/01/24	625	628,586
5.00%, 05/01/24	525	528,654
5.00%, 08/01/24	90	90,943
5.00%, 09/01/24	800	809,346
5.00%, 10/01/24	1,475	1,494,021
5.00%, 11/01/24	5,220	5,292,755
5.00%, 12/01/24	100	101,475
Series A, 5.00%, 10/01/24	175	177,257
Series B, 5.00%, 09/01/24	1,000	1,011,682
Sunnyvale Elementary School District GO, 5.00%, 09/01/24	195	196,895
University of California RB
4.00%, 05/15/24	150	150,273
5.00%, 05/15/24	1,000	1,007,395
5.25%, 05/15/44 (PR 05/15/24)	2,500	2,520,808
Series AM, 5.00%, 05/15/24	460	463,402
Series AO, 5.00%, 05/15/24	625	629,622
Upper Santa Clara Valley Joint Powers Authority, 5.00%, 08/01/24, (ETM)	275	277,821
Walnut Valley Unified School District GO, 0.00%, 08/01/24 (NPFGC)(a)	1,170	1,134,041
William S Hart Union High School District GO, Series B, 0.00%, 08/01/24 (AGM)(a)	125	121,318

		69,532,375

Colorado — 0.6%
Board of Governors of Colorado State University System RB, Series E-2, 5.00%, 03/01/24 (NPFGC)	150	150,551
City & County of Denver Co. Airport System Revenue RB 5.00%, 11/15/24	250	252,980
Series A, 5.00%, 11/15/24	210	212,504
City of Colorado Springs CO Utilities System Revenue RB, Series A-1, 5.00%, 11/15/24	50	50,561
Colorado Health Facilities Authority, 5.00%, 11/01/24	100	100,439
County of Boulder CO, 5.00%, 12/01/24	390	394,306
Denver City & County School District No. 1 COP,
Series A, 5.00%, 12/01/24	75	75,868
Denver City & County School District No. 1 GO
5.00%, 12/01/24 (SAW)	450	455,540
Series A, 5.50%, 12/01/24 (SAW)	425	432,459
Series B, 5.00%, 12/01/24 (SAW)	220	222,708
E-470 Public Highway Authority RB, Series B, 0.00%, 09/01/24 (NPFGC)(a)	25	24,135
Metro Wastewater Reclamation District RB, Series A, 5.00%, 04/01/24	240	241,140
University of Colorado RB
Series B-1, 5.00%, 06/01/24	200	201,349
Series C, VRDN,2.00%, 06/01/54 (Put 10/15/24)(b)	250	243,717

		3,058,257

Connecticut — 1.6%
Hartford County Metropolitan District Clean Water Project Revenue RB, Series A, 5.00%, 11/01/34 (PR 11/01/24)	250	252,946
State of Connecticut, 5.00%, 01/15/24	200	200,454
State of Connecticut Clean Water Fund-State Revolving
Fund, 5.00%, 03/01/24	140	140,542
State of Connecticut GO
4.00%, 01/15/24	615	615,171
5.00%, 04/15/24	85	85,448
Series A, 5.00%, 03/01/24	130	130,491

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Connecticut (continued)
Series A, 5.00%, 03/15/24	$190	$190,806
Series B, 5.00%, 01/15/24	165	165,374
Series B, 5.00%, 04/15/24	330	331,740
Series B, 5.00%, 05/15/24	290	291,822
Series D, 5.00%, 04/15/24	750	753,954
Series D, 5.00%, 07/15/24	1,500	1,511,952
Series E, 5.00%, 09/15/24	250	252,420
Series E, 5.00%, 10/15/24	250	252,666
Series F, 5.00%, 09/15/24	120	121,161
Series F, 5.00%, 11/15/24	350	354,066
State of Connecticut Special Tax Obligation RB, 5.00%, 09/01/24	100	100,947
State of Connecticut Special Tax Revenue, 5.00%, 01/01/24	440	440,772
State of Connecticut Special Tax Revenue RB
5.00%, 10/01/24	275	277,854
Series A, 4.00%, 05/01/24	60	60,045
Series A, 5.00%, 05/01/24	525	527,957
Series A, 5.00%, 08/01/24	420	423,565
Series A, 5.00%, 09/01/24	455	459,310
University of Connecticut RB, 5.00%, 02/15/24	100	100,287

		8,041,750

Delaware — 0.6%
City of Wilmington DE GO, 4.00%, 12/01/24	100	100,015
County of New Castle DE GO, 5.00%, 10/01/24	570	576,068
Delaware Transportation Authority RB
4.00%, 07/01/24	360	360,583
5.00%, 07/01/24	625	630,067
State of Delaware, 5.00%, 07/01/24	550	554,531
State of Delaware GO
5.00%, 03/01/24	570	572,283
Series 2009C, 5.00%, 10/01/24	220	222,520
Series A, 5.00%, 10/01/24	100	101,145
Series B, 5.00%, 07/01/27 (PR 07/01/24)	85	85,656

		3,202,868

District of Columbia — 1.0%
District of Columbia GO
Series A, 4.00%, 06/01/24	90	90,116
Series A, 5.00%, 10/15/24	150	151,740
Series B, 5.00%, 06/01/24	645	649,498
Series D, 5.00%, 06/01/24	475	478,312
District of Columbia RB
5.00%, 12/01/24	145	146,693
Series B, 5.00%, 10/01/24	1,595	1,611,981
District of Columbia Water & Sewer Authority RB,
Series B, 5.00%, 10/01/24	820	828,951
Metropolitan Washington Airports Authority Aviation
Revenue RB, Series B, 5.00%, 10/01/24	35	35,313
Washington Metropolitan Area Transit Authority
Dedicated Revenue, 5.00%, 07/15/24	1,080	1,088,231

		5,080,835

Florida — 2.7%
Broward County FL Water & Sewer Utility Revenue RB, Series B, 5.00%, 10/01/24	155	156,289
Central Florida Expressway Authority RB, 5.00%, 07/01/24	75	75,524
City of Jacksonville FL RB, Series B, 5.00%, 10/01/24	25	25,248
City of Tampa FL Water & Wastewater System Revenue RB, 5.00%, 10/01/24	25	25,277

Security	Par (000)	Value

Florida (continued)
County of Hillsborough FL Community Investment Tax Revenue RB, 5.00%, 11/01/24	$50	$50,540
County of Miami-Dade FL Aviation Revenue RB, 5.00%, 10/01/24	185	186,472
County of Miami-Dade FL GO
Series A, 5.00%, 07/01/24	370	372,563
Series B, 5.00%, 07/01/24	100	100,693
County of Miami-Dade FL Transit System RB, 5.00%, 07/01/24	435	437,473
County of Miami-Dade FL Water & Sewer System Revenue RB 5.00%, 10/01/24	1,230	1,241,991
Series B, 5.00%, 10/01/24	255	257,486
County of Orange FL Sales Tax Revenue RB, 5.00%, 01/01/24	130	130,228
County of Sarasota FL RB, 5.00%, 10/01/24	45	45,455
Florida Department of Environmental Protection RB
5.00%, 07/01/24	585	589,283
Series A, 5.00%, 07/01/24	445	448,258
Florida Municipal Power Agency RB, Series A, 5.00%, 10/01/24	100	100,885
Florida State Development Commission RB, Series A, 5.00%, 07/01/24	100	100,765
Florida’s Turnpike Enterprise RB, Series A, 5.00%, 07/01/24	415	417,929
Hillsborough County School Board COP, Series A, 5.00%, 07/01/24	120	120,643
Lee County School Board (The) COP, 5.00%, 08/01/24	100	100,606
Miami-Dade County Expressway Authority RB, Series B, 5.00%, 07/01/24	280	281,099
Orange County Convention Center/Orlando RB, 5.00%, 10/01/24	190	191,172
Orange County School Board COP
Series B, 5.00%, 08/01/24	15	15,116
Series D, 5.00%, 08/01/24	50	50,388
Orlando Utilities Commission RB, Series A, 5.00%, 10/01/24	540	545,555
Palm Beach County School District, 5.00%, 08/01/24	500	503,215
Palm Beach County School District COP, Series B,
5.00%, 08/01/24	280	281,800
Pasco County School Board COP, Series A, 5.00%, 08/01/24	75	75,455
Reedy Creek Improvement District GOL, Series A,
5.00%, 06/01/24	190	190,999
School Board of Miami-Dade County (The) COP
Series A, 5.00%, 05/01/24	315	316,265
Series D, 5.00%, 02/01/24	725	726,353
School Board of Miami-Dade County (The) GO, 5.00%, 03/15/24	210	210,868
School District of Broward County/FL COP
Series A, 5.00%, 07/01/24	675	678,970
Series B, 5.00%, 07/01/24	20	20,118
Series C, 5.00%, 07/01/24	200	201,176
State of Florida Department of Transportation RB
5.00%, 07/01/24	175	176,304
Series A, 5.00%, 07/01/24	450	453,206
State of Florida Department of Transportation Turnpike
System Revenue RB, Series A, 5.00%, 07/01/24	250	251,765
State of Florida GO
5.00%, 07/01/24	850	856,779
Seires E, 5.00%, 06/01/24	200	201,337

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Series A, 5.00%, 01/01/24	$230	$230,411
Series A, 5.00%, 07/01/24	180	181,436
Series B, 5.00%, 06/01/24	350	352,340
Series C, 5.00%, 06/01/24	220	221,471
State of Florida Lottery Revenue RB
Series A, 5.00%, 07/01/24	290	292,085
Series B, 5.00%, 07/01/24	940	946,758
Volusia County School Board RB, 5.00%, 10/01/24	20	20,217

		13,456,266

Georgia — 2.5%
City of Atlanta Department of Aviation, 5.00%, 07/01/24	250	251,912
City of Atlanta GA, 5.00%, 12/01/24	250	253,290
City of Atlanta GA Airport Passenger Facility Charge RB, Series A, 5.00%, 01/01/24	695	696,081
City of Atlanta GA Department of Aviation RB, 5.00%, 07/01/24	100	100,765
City of Atlanta GA GOL, 5.00%, 12/01/32 (PR 12/01/24)	930	941,350
City of Atlanta GA Water & Wastewater Revenue RB 5.00%, 11/01/24	975	986,011
Series B, 5.00%, 11/01/24	145	146,637
Columbia County School District GO, 4.00%, 10/01/24 (SAW)	120	120,264
County of DeKalb GA GO, 5.00%, 12/01/24	130	131,600
County of Forsyth GA GO, 5.00%, 09/01/24	305	308,113
County of Henry GA GO, 5.00%, 05/01/24	200	201,185
Douglas County School District/GA GO, 5.00%, 04/01/24 (SAW)	235	236,145
Fayette County School District/GA GO, 5.25%, 09/01/24 (SAW)	105	106,267
Forsyth County School District, 4.00%, 02/01/33 (PR 02/01/24)	3,030	3,030,641
Georgia Ports Authority RB, 5.00%, 07/01/24	200	201,399
Gwinnett County School District GO, 5.00%, 02/01/24	100	100,274
Gwinnett County Water & Sewerage Authority RB, 4.00%, 08/01/24	1,500	1,502,572
Metropolitan Atlanta Rapid Transit Authority RB, Series A, 4.00%, 07/01/24	395	395,434
Private Colleges & Universities Authority RB, Series B, 5.00%, 10/01/24	100	101,074
State of Georgia GO
5.00%, 07/01/24	2,000	2,016,213
Series A-1, 5.00%, 02/01/24	655	656,906
Series E, 5.00%, 12/01/24	320	324,279

		12,808,412

Hawaii — 1.6%
City & County Honolulu HI Wastewater System
Revenue RB
5.00%, 07/01/24	100	100,778
Series A, 5.00%, 07/01/24	145	146,128
Series B, 5.00%, 07/01/24	225	226,750
City & County Honolulu Wastewater System Revenue, 5.00%, 07/01/24	250	251,945
City & County of Honolulu, 4.00%, 08/01/24	120	120,162
City & County of Honolulu HI GO
4.00%, 07/01/24	265	265,308
5.00%, 08/01/24	425	428,670
Series A, 5.00%, 10/01/24	100	101,056
Series B, 5.00%, 10/01/24	105	106,108
Series C, 5.00%, 10/01/24	120	121,267

Security	Par (000)	Value

Hawaii (continued)
County of Hawaii HI GO
5.00%, 09/01/24	$670	$676,346
Series B, 4.00%, 09/01/24	60	60,083
County of Maui HI GO, 5.00%, 09/01/24	35	35,352
Honolulu City & County Board of Water Supply RB
4.00%, 07/01/36 (PR 07/01/24)	580	580,524
5.00%, 07/01/27 (PR 07/01/24)	275	277,031
Series A, 5.00%, 07/01/24	150	151,049
State of Hawaii, 5.00%, 08/01/33 (PR 08/01/24)	2,500	2,521,772
State of Hawaii GO
5.00%, 04/01/24	500	502,251
Series EY, 5.00%, 10/01/24	90	90,877
Series EZ, 5.00%, 10/01/24	880	888,579
Series FN, 5.00%, 10/01/24	35	35,341
State of Hawaii State Highway Fund RB, Series B, 5.00%, 01/01/24	230	230,392

		7,917,769

Idaho — 0.4%
Idaho Housing & Finance Association RB
5.00%, 07/15/24	1,995	2,009,514
Series A, 5.00%, 07/15/24	25	25,182

		2,034,696

Illinois — 3.0%
Chicago O’Hare International Airport, Series B, 5.00%, 01/01/24	130	130,200
Chicago O’Hare International Airport RB
Series B, 5.00%, 01/01/24	710	711,093
Series C, 5.00%, 01/01/24	320	320,493
Series D, 5.00%, 01/01/24	205	205,315
Series E, 5.00%, 01/01/24	975	976,501
Chicago Transit Authority Capital Grant Receipts Revenue RB, 5.00%, 06/01/24	155	155,426
Illinois Finance Authority RB
5.00%, 01/01/24	510	510,844
5.00%, 02/15/24	455	455,993
5.00%, 07/01/24	1,055	1,062,515
Series A, 5.00%, 10/01/24	425	429,105
Illinois State Toll Highway Authority RB
5.00%, 01/01/24	185	185,279
Series D, 5.00%, 01/01/24	1,645	1,647,477
Metropolitan Water Reclamation District of Greater Chicago GO, Series C, 5.00%, 12/01/24	400	404,205
State of Illinois, 5.00%, 10/01/24	130	130,710
State of Illinois GO
5.00%, 02/01/24	725	725,913
5.00%, 03/01/24	540	540,955
5.00%, 04/01/24	605	606,406
5.00%, 05/01/24	1,720	1,724,970
5.00%, 12/01/24	250	251,616
Series A, 4.00%, 05/01/24	295	294,426
Series A, 5.00%, 03/01/24	130	130,230
Series A, 5.00%, 10/01/24	65	65,355
Series A, 5.00%, 11/01/24	250	251,497
Series A, 5.00%, 12/01/24	50	50,323
Series B, 5.00%, 12/01/24	500	503,231
Series D, 5.00%, 11/01/24	2,420	2,434,261
State of Illinois RB
Series C, 4.00%, 06/15/24	25	24,943
Series C, 5.00%, 06/15/24	200	201,129

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Series D, 5.00%, 06/15/24	$75	$75,282

		15,205,693

Indiana — 1.5%
Ball State University RB, 5.00%, 07/01/24	200	201,386
Indiana Finance Authority RB
5.00%, 02/01/24	1,500	1,504,215
5.00%, 10/01/24	1,150	1,161,418
Series A, 5.00%, 02/01/24	105	105,295
Series A, 5.00%, 10/01/24	50	50,496
Series B, 5.00%, 02/01/24	490	491,377
Series C, 5.00%, 12/01/24	1,765	1,786,915
Indiana Municipal Power Agency RB
5.00%, 01/01/24	375	375,621
Series C, 5.00%, 01/01/24	465	465,770
Indiana Transportation Finance Authority RB, Series C, 5.50%, 12/01/24 (NPFGC)	300	305,744
Indiana University RB
Series A, 5.00%, 06/01/24	435	438,008
Series W-2, 5.00%, 08/01/24	190	191,697
Indianapolis Local Public Improvement Bond Bank RB,
Series A, 5.00%, 01/15/24	345	345,768
Purdue University RB, 5.00%, 07/01/24	250	251,830

		7,675,540

Iowa — 0.3%
Iowa Finance Authority RB, 5.00%, 08/01/24	895	902,729
State of Iowa RB, 5.00%, 06/15/24	375	377,331

		1,280,060

Kansas — 0.5%
City of Merriam KS GO, 5.00%, 10/01/24	125	126,365
City of Wichita KS Water & Sewer Utility Revenue RB, Series A, 5.00%, 10/01/24	200	202,040
Johnson County Unified School District No. 229 Blue Valley GO, Series B, 5.00%, 10/01/24	70	70,726
Johnson County Water District No. 1 RB, 5.00%, 01/01/24	105	105,182
Kansas Development Finance Authority RB, 5.00%, 05/01/24	400	402,116
Sedgwick County Unified School District No. 259 Wichita GO, Series A, 4.00%, 10/01/24	170	169,995
Sedgwick County Unified School District No. 262 Valley Center GO, 3.00%, 09/01/36 (PR 09/01/24)	250	248,223
Sedgwick County Unified School District No. 266 Maize GO, 5.00%, 09/01/24	150	151,249
State of Kansas Department of Transportation RB 3.00%, 09/01/24	100	98,651
Series A, 5.00%, 09/01/24	1,200	1,211,072

		2,785,619

Kentucky — 0.1%
Kentucky Turnpike Authority RB, 5.00%, 07/01/24	225	226,279
Louisville & Jefferson County Metropolitan Sewer District RB, 5.00%, 05/15/24	280	281,819

		508,098

Louisiana — 1.2%
Louisiana Local Government Environmental Facilities & Community Development Authority RB, 5.00%, 10/01/33 (PR 10/01/24)	2,000	2,018,780
Louisiana State University & Agricultural & Mechanical College RB, 5.00%, 07/01/34 (PR 07/01/24)	1,000	1,006,404
St Tammany Parish Wide School District No. 12 GO, 5.00%, 03/01/27 (PR 03/01/24)	1,125	1,129,208

Security	Par (000)	Value

Louisiana (continued)
State of Louisiana GO
5.00%, 05/01/24	$300	$301,499
5.00%, 12/01/24	125	126,380
Series A, 5.00%, 04/01/24	500	502,046
Series A, 5.00%, 09/01/24	140	141,177
Series B, 5.00%, 05/01/24	25	25,125
Series C, 5.00%, 08/01/24	110	110,829
Series D-2, 5.00%, 12/01/24	150	151,656
State of Louisiana RB, 5.00%, 09/01/24	485	489,079

		6,002,183

Maine — 0.5%
City of Portland ME GO, 5.00%, 10/01/24	170	171,734
Maine Municipal Bond Bank, 5.00%, 09/01/24	105	105,960
Maine Municipal Bond Bank RB
Series A, 5.00%, 09/01/24	130	131,189
Series A, 5.00%, 11/01/24	180	182,103
Series B, 5.00%, 11/01/24	110	111,285
Series C, 5.00%, 11/01/24	435	440,083
Series D, 5.00%, 11/01/24	115	116,344
Maine Turnpike Authority, 5.00%, 07/01/24	195	196,440
Maine Turnpike Authority RB, 5.00%, 07/01/24	150	151,108
State of Maine GO, Series B, 5.00%, 06/01/24	745	749,768

		2,356,014

Maryland — 4.0%
City of Baltimore MD RB, Series A, 5.00%, 07/01/24	300	302,196
County of Anne Arundel MD GOL, 5.00%, 10/01/24	1,040	1,051,352
County of Baltimore MD GO
5.00%, 02/01/24	100	100,291
5.00%, 03/01/24	705	707,777
5.00%, 08/01/24	350	353,203
County of Carroll MD GO, 5.00%, 11/01/24	225	227,629
County of Charles MD GO, 5.00%, 10/01/24	100	101,065
County of Frederick MD GO, Series A, 5.00%, 08/01/24	25	25,225
County of Howard MD GO
Series B, 5.00%, 02/15/24	55	55,189
Series C, 5.00%, 02/15/24	75	75,258
County of Montgomery MD, 5.00%, 11/01/27
(PR 11/01/24)	830	839,374
County of Montgomery MD GO
Series A, 4.00%, 11/01/31 (PR 11/01/24)	1,000	1,001,601
Series A, 5.00%, 11/01/24	350	354,260
Series A, 5.00%, 12/01/24	125	126,645
Series A, 5.00%, 11/01/26 (PR 11/01/24)	465	470,251
Series B, 5.00%, 11/01/24	50	50,609
County of Prince George’s MD, 5.00%, 07/01/24	900	907,178
County of Prince George’s MD GOL, Series A, 4.00%, 09/01/24	430	430,839
Maryland Health & Higher Educational Facilities Authority RB, 5.25%, 07/01/27 (PR 07/01/24)	1,500	1,511,054
Maryland State Transportation Authority RB, 5.00%, 07/01/24	165	166,294
State of Maryland Department of Transportation RB
4.00%, 09/01/24	235	235,440
5.00%, 05/01/24	360	362,134
5.00%, 10/01/24	755	763,309
5.00%, 11/01/24	510	516,159
State of Maryland GO
Series A, 5.00%, 03/15/24	545	547,394
Series B, 5.00%, 08/01/24	2,510	2,532,784
Series C, 5.00%, 08/01/24	1,185	1,195,757

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland (continued)
Washington Suburban Sanitary Commission RB 4.00%, 06/01/24	$90	$90,101
4.00%, 06/01/37 (PR 06/01/24) (GTD)	5,000	5,003,884

		20,104,252

Massachusetts — 2.7%
Boston Water & Sewer Commission RB, 3.50%, 11/01/31 (PR 11/01/24)	1,000	997,722
City of Boston MA GO
5.00%, 04/01/24	1,070	1,074,993
Series A, 5.00%, 11/01/24	710	719,130
Series B, 5.00%, 04/01/24	105	105,490
Commonwealth of Massachusetts, 5.00%, 04/01/24	155	155,787
Commonwealth of Massachusetts GO
Series C, 5.00%, 10/01/24	100	101,146
Series C, 5.50%, 12/01/24 (AMBAC)	135	137,556
Commonwealth of Massachusetts GOL
5.00%, 01/01/24	1,700	1,703,293
Series 7, 5.00%, 07/01/24	130	131,071
Series A, 5.00%, 01/01/24	250	250,484
Series A, 5.00%, 07/01/24	80	80,659
Series B, 5.00%, 11/01/24	1,115	1,129,011
Series C, 5.00%, 07/01/24	60	60,494
Series C, 5.00%, 10/01/24	375	379,296
Series H, 5.00%, 12/01/24	730	739,915
Commonwealth of Massachusetts Transportation Fund Revenue RB, Series A, 5.00%, 06/01/24	230	231,551
Massachusetts Bay Transportation Authority RB
Series A, 5.00%, 07/01/24	1,090	1,098,765
Series C, 5.50%, 07/01/24	325	328,667
Massachusetts Bay Transportation Authority Sales Tax Revenue RB, Series B, 5.50%, 07/01/24 (NPFGC)	215	217,398
Massachusetts Clean Water Trust (The) RB
5.00%, 08/01/24	435	439,109
Series 22, 5.00%, 08/01/24	675	681,277
Massachusetts School Building Authority RB
5.00%, 11/15/24	380	384,608
Series C, 5.00%, 08/15/24	260	262,366
Massachusetts State College Building Authority,
5.00%, 05/01/24 (ST INTERCEPT)	200	201,205
Massachusetts Transportation Trust Fund Metropolitan
Highway System Revenue RB, 5.00%, 01/01/24	195	195,365
Massachusetts Water Resources Authority, 5.00%, 08/01/24, (ETM)	310	312,700
Massachusetts Water Resources Authority RB
5.00%, 08/01/24 (ETM)	285	287,482
Series B, 5.00%, 08/01/24	20	20,174
Series C, 5.00%, 08/01/24	655	661,065
University of Massachusetts Building Authority RB 5.00%, 05/01/24	125	125,741
Series 2021-1, 5.00%, 11/01/24	285	288,358

		13,501,878

Michigan — 1.8%
Chippewa Valley Schools GO, Series B, 5.00%, 05/01/24 (Q-SBLF)	250	251,310
Great Lakes Water Authority Sewage Disposal System Revenue RB, 5.00%, 07/01/24	100	100,608
Michigan Finance Authority RB
5.00%, 07/01/24 (AGM)	100	100,412
5.00%, 10/01/24	140	141,465
Series B, 5.00%, 10/01/24	205	207,146

Security	Par (000)	Value

Michigan (continued)
Series C-3, 5.00%, 07/01/24 (AGM)	$115	$115,474
Michigan State Building Authority RB
4.00%, 10/15/24	150	150,182
5.00%, 04/15/24	380	381,952
Series I, 5.00%, 04/15/24	720	723,699
Michigan State University RB, 4.00%, 02/15/24	410	410,062
Oxford Area Community School District GO, Series A,
5.00%, 05/01/24	15	15,082
Royal Oak Hospital Finance Authority RB,
5.00%, 09/01/39 (PR 03/01/24)	2,355	2,361,089
State of Michigan GO, Series A, 5.00%, 12/01/24	245	248,328
State of Michigan RB, 5.00%, 03/15/24	2,465	2,474,012
State of Michigan Trunk Line Revenue RB,
5.00%, 11/15/24	780	789,696
University of Michigan, 5.00%, 04/01/24	250	251,228
University of Michigan RB, Series A, 5.00%, 04/01/24	140	140,688
Wayne County Airport Authority RB, Series C, 5.00%, 12/01/24	50	50,552

		8,912,985

Minnesota — 1.3%
City of Minneapolis MN GO, 5.00%, 12/01/24	400	404,967
County of Hennepin MN GO, Series A, 5.00%, 12/01/24	350	354,309
Metropolitan Council GO
Series A, 5.00%, 03/01/24	50	50,192
Series C, 5.00%, 03/01/24	835	838,207
Series E, 5.00%, 12/01/24	255	258,328
Minneapolis-St Paul Metropolitan Airports Commission RB
5.00%, 01/01/24	200	200,318
Series B, 5.00%, 01/01/24	440	440,699
Minnesota Municipal Power Agency RB, Series A, 5.00%, 10/01/24	160	161,775
Minnesota Public Facilities Authority RB
5.00%, 03/01/24	500	501,837
Series B, 3.00%, 03/01/24	610	607,394
Rosemount-Apple Valley-Eagan Independent School District No. 196 GO, Series A, 5.00%, 02/01/24	115	115,306
Southern Minnesota Municipal Power Agency RB,
Series A, 4.00%, 01/01/24	100	100,003
State of Minnesota GO
5.00%, 09/01/24	1,115	1,126,199
Series A, 5.00%, 08/01/24	1,260	1,271,345
Series B, 5.00%, 08/01/24	105	105,945
Series B, 5.00%, 10/01/24	155	156,720
Series E, 5.00%, 10/01/24	75	75,832

		6,769,376

Mississippi — 0.1%
State of Mississippi GO
Series B, 5.00%, 09/01/24	90	90,867
Series C, 4.00%, 10/01/24	70	70,091
Series C, 5.00%, 10/01/24	530	535,405

		696,363

Missouri — 0.9%
City of Springfield MO Public Utility Revenue RB, 5.00%, 08/01/24	275	277,172
Curators of the University of Missouri (The), Series A, 5.00%, 11/01/24	500	505,598
Metropolitan St Louis Sewer District RB, 5.00%, 05/01/24	155	155,926

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Missouri (continued)
Missouri Highway & Transportation Commission RB
Series A, 5.00%, 05/01/24	$820	$824,780
Series A, Series A, 5.00%, 05/01/24	130	130,758
Series B, 5.00%, 05/01/24	110	110,641
Missouri State Board of Public Buildings RB
Series A, 4.00%, 04/01/24	300	300,133
Series A, 5.00%, 04/01/24	1,170	1,175,267
Missouri State Environmental Improvement & Energy
Resources Authority RB
Series A, 5.00%, 01/01/24	1,000	1,001,871
Series B, 4.00%, 07/01/24	135	135,201

		4,617,347

Montana — 0.0%
State of Montana GO, 5.00%, 08/01/24	235	236,787

Nebraska — 0.7%
City of Omaha NE GO
Series A, 5.00%, 01/15/24	150	150,349
Series B, 5.00%, 04/15/24	175	175,946
Series B, 5.00%, 11/15/24	55	55,695
Series B, 5.00%, 11/15/26 (PR 11/15/24)	50	50,611
Nebraska Public Power District RB
Series A-1, 5.00%, 01/01/24	365	365,592
Series C, 5.00%, 01/01/24	1,230	1,231,995
Omaha Public Power District Nebraska City Station Unit
2 RB, Series A, 5.00%, 02/01/24	205	205,459
Omaha Public Power District RB
Series A, 5.00%, 02/01/24	50	50,124
Series B, 5.00%, 02/01/31 (PR 08/01/24)	1,240	1,249,886

		3,535,657

Nevada — 1.7%
Clark County School District GOL
Series A, 5.00%, 06/15/24	350	352,176
Series B, 5.00%, 06/15/24	185	186,150
Series C, 5.00%, 06/15/24	660	664,104
Clark County Water Reclamation District GOL,
5.00%, 07/01/24	215	216,630
County of Clark NV, 5.00%, 11/01/24	200	202,141
County of Clark NV GOL
5.00%, 06/01/24	135	135,825
5.00%, 11/01/24	220	222,356
5.00%, 12/01/24	265	268,066
Series A, 5.00%, 11/01/24	210	212,248
Series B, 5.00%, 11/01/24	275	277,944
Serise A, 5.00%, 12/01/24	300	303,471
County of Clark NV Passenger Facility Charge
Revenue RB
5.00%, 07/01/24	940	946,266
Series C, 5.00%, 07/01/24	365	367,433
County of Clark NV RB, 5.00%, 07/01/24	495	498,472
Las Vegas Valley Water District, 5.00%, 12/01/24	260	263,146
Las Vegas Valley Water District GOL
Series A, 5.00%, 02/01/24	150	150,354
Series B, 5.00%, 06/01/24	1,300	1,307,576
State of Nevada GOL
5.00%, 08/01/24	100	100,790
Series B, 5.00%, 11/01/24	285	288,470
Series D, 5.00%, 04/01/24	875	879,299
State of Nevada Highway Improvement Revenue RB
5.00%, 12/01/24	495	501,934
Series A, Series A, 5.00%, 12/01/24	100	101,401

Security	Par (000)	Value

Nevada (continued)
Washoe County School District/NV GOL, Series A,
5.00%, 06/01/24	$105	$105,552

		8,551,804

New Hampshire — 0.1%
New Hampshire Health and Education Facilities Authority Act RB, 5.00%, 07/01/24	50	50,356
New Hampshire Municipal Bond Bank RB
Series B, 5.00%, 08/15/24	50	50,471
Series E, 5.00%, 08/15/24	15	15,141
State of New Hampshire GO, Series B, 5.00%, 12/01/24	210	212,674

		328,642

New Jersey — 2.5%
County of Essex NJ GO, Series B, 5.00%, 09/01/24 (SCH BD RES FD)	110	111,096
County of Monmouth NJ, 5.00%, 07/15/24	145	146,337
Monmouth County Improvement Authority (The) RB 5.00%, 12/01/24 (GTD)	115	116,513
Series A, 4.00%, 08/01/24	400	400,686
New Jersey Economic Development Authority,
5.00%, 11/01/24	130	131,202
New Jersey Economic Development Authority RB
5.00%, 03/01/24	500	501,524
5.00%, 06/15/24	720	724,256
Series AAA, 4.00%, 06/15/24	120	119,984
Series N-1, 5.50%, 09/01/24 (AMBAC)	55	55,640
Series PP, 5.00%, 06/15/27 (PR 06/15/24)	2,285	2,298,618
Series UU, 5.00%, 06/15/24	190	191,123
Series XX, 4.00%, 06/15/24 (SAP)	735	734,899
Series XX, 5.00%, 06/15/24 (SAP)	135	135,798
New Jersey Educational Facilities Authority RB
Series A, 5.00%, 07/01/24	105	105,879
Series A, 5.00%, 09/01/24	290	292,202
Series B, 5.00%, 07/01/24	225	226,883
Series I, 5.00%, 07/01/24	170	171,423
New Jersey Transportation Trust Fund Authority RB
Series A, 5.00%, 06/15/24	975	980,090
Series A-1, 5.00%, 06/15/24	520	522,504
Series AA, 4.00%, 06/15/24	165	164,977
Series AA, 5.00%, 06/15/24	180	181,108
New Jersey Turnpike Authority RB, Series C,
5.00%, 01/01/24	180	180,307
State of New Jersey GO
5.00%, 06/01/24	525	528,270
Series A, 5.00%, 06/01/24	3,215	3,235,023
Township of Union NJ/Union County GO, 3.00%,
01/15/24	165	164,585

		12,420,927

New Mexico — 0.8%
New Mexico Finance Authority RB
Series A, 5.00%, 06/15/24	1,325	1,334,452
Series D, 5.00%, 06/15/24	95	95,695
State of New Mexico GO
5.00%, 03/01/24	270	271,046
Series A, 5.00%, 03/01/24	1,060	1,064,105
State of New Mexico Severance Tax Permanent Fund
RB, 5.00%, 07/01/24	1,200	1,209,256

		3,974,554

New York — 8.9%
City of New York NY GO
Series 1, 5.00%, 08/01/24	685	690,864

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Series A, 5.00%, 08/01/24	$1,210	$1,220,360
Series A-1, 5.00%, 08/01/24	1,295	1,306,087
Series A-2015, 2.50%, 08/01/24	300	295,748
Series A-2015, 5.00%, 08/01/24	230	231,969
Series B-1, 5.00%, 12/01/24	50	50,626
Series C, 5.00%, 08/01/24	2,235	2,254,135
Series E, 5.00%, 08/01/24	685	690,864
Series I, 5.00%, 03/01/24	180	180,661
Series J, 5.00%, 08/01/24	540	544,623
County of Monroe NY GOL, 5.00%, 06/01/24	1,000	1,007,432
County of Nassau NY, 5.00%, 04/01/26 (PR 04/01/24)	465	467,017
County of Onondaga NY GOL, 5.00%, 05/01/24	60	60,409
County of Westchester NY GOL
Series A, 5.00%, 01/01/24	445	445,914
Series A, 5.00%, 12/01/24	125	126,658
Erie County Industrial Development Agency (The) RB, 5.00%, 05/01/24 (SAW)	250	251,457
Hudson Yards Infrastructure Corp. RB, Series A, 5.00%, 02/15/24	245	245,921
Long Island Power Authority RB
Series A, 0.00%, 12/01/24 (AGM)(a)	50	47,833
Series A, 5.00%, 09/01/24	155	156,608
Metropolitan Transportation Authority RB
Series A-1, 4.00%, 11/15/24	130	129,124
Series A-1, 5.00%, 11/15/24	280	281,528
Series A2, 5.00%, 11/15/24	25	25,136
Series A-2, 5.00%, 11/15/24	90	90,491
Series B, 5.00%, 11/15/24	645	648,539
Series B, 5.25%, 11/15/24 (AMBAC)	100	100,983
Series B-1, 5.00%, 11/15/24	190	192,390
Series B-2, 5.00%, 11/15/24	185	187,327
Series C, 5.00%, 11/15/24	190	191,037
Series C-1, 5.00%, 11/15/24	855	859,666
Series F, 5.00%, 11/15/24	270	271,473
Nassau County Interim Finance Authority RB, Series A, 5.00%, 11/15/24	200	202,547
New York City Municipal Water Finance Authority RB
Series AA, 5.00%, 06/15/24	2,105	2,120,017
Series BB2, 4.00%, 06/15/24	45	45,048
New York City Transitional Finance Authority Building Aid Revenue RB
5.00%, 07/15/24 (SAW)	545	549,078
Series S, 4.00%, 07/15/24 (SAW)	140	140,182
Series S, 5.00%, 07/15/24 (ETM) (SAW)	435	438,398
Series S-1, 5.00%, 07/15/24 (SAW)	310	312,435
Series S-3, 5.00%, 07/15/24 (SAW)	125	125,935
New York City Transitional Finance Authority Future Tax Secured Revenue RB
5.00%, 11/01/24	3,430	3,470,079
Series A-1, 5.00%, 08/01/24	50	50,443
Series C, 5.00%, 11/01/24	1,810	1,831,149
Series E-1, 5.00%, 02/01/24	100	100,281
New York State Dormitory Authority, 5.00%, 03/15/24	915	918,884
New York State Dormitory Authority RB
5.00%, 07/01/24	110	110,877
5.00%, 03/15/27 (PR 03/15/24)	1,200	1,205,484
Series A, 4.00%, 03/15/24	145	145,137
Series A, 5.00%, 02/15/24	235	235,822
Series A, 5.00%, 03/15/24	2,255	2,265,141
Series A, 5.00%, 07/01/24	560	564,466
Series B, 5.00%, 10/01/24	15	15,145

Security	Par (000)	Value

New York (continued)
Series B, 5.50%, 03/15/24 (AMBAC)	$1,130	$1,136,845
Series C, 5.00%, 03/15/24	1,270	1,275,919
Series D, 5.00%, 02/15/24	2,280	2,287,461
Series E, 5.00%, 02/15/24	430	431,504
Series E, 5.00%, 03/15/24	845	848,733
Series F, 5.00%, 10/01/24 (SAW)	110	111,023
New York State Environmental Facilities Corp., 5.00%, 06/15/24	75	75,581
New York State Environmental Facilities Corp. RB
5.00%, 06/15/24	750	755,810
Series A, 4.00%, 06/15/24	90	90,152
Series D, 5.00%, 09/15/24	135	136,457
New York State Thruway Authority RB
Series J, 5.00%, 01/01/24	165	165,284
Series K, 4.00%, 01/01/24	160	160,018
Series K, 5.00%, 01/01/24	120	120,207
Series L, 5.00%, 01/01/24	190	190,327
New York State Urban Development Corp. RB
5.00%, 03/15/24	490	492,080
Series A, 5.00%, 03/15/24	3,120	3,133,244
Port Authority of New York & New Jersey RB
5.00%, 07/15/24	200	201,691
Series 194, 5.00%, 10/15/24	1,320	1,335,309
Sales Tax Asset Receivable Corp. RB, Series A, 5.00%, 10/15/24	815	824,128
State of New York, 5.00%, 03/15/24	390	391,727
State of New York GO, Series A, 5.00%, 03/01/24	360	361,418
Triborough Bridge & Tunnel Authority RB
5.00%, 11/15/24	500	506,114
Series A, 5.00%, 11/15/24	1,315	1,331,079
Series C-1, 5.00%, 11/15/24	200	202,445

		44,663,984

North Carolina — 3.0%
City of Charlotte NC COP, 5.00%, 06/01/24	125	125,814
City of Charlotte NC GO, Series A, 5.00%, 06/01/24	140	141,000
City of Charlotte NC Storm Water Revenue RB, 5.00%, 12/01/24	15	15,197
City of Charlotte NC Water & Sewer System Revenue RB, 5.00%, 07/01/24	280	282,234
City of Durham NC Water & Sewer Utility System
Revenue RB, 4.00%, 08/01/24	170	170,404
City of Raleigh NC RB, Series A, 5.00%, 06/01/24	160	161,070
City of Winston-Salem NC RB, Series C, 5.00%,
06/01/24	215	216,438
City of Winston-Salem NC Water & Sewer System
Revenue RB, Series A, 5.00%, 06/01/24	10	10,071
City of Winston-Salem Water & Sewer System Revenue, 5.00%, 06/01/33 (PR 06/01/24)	2,350	2,365,175
County of Alamance NC GO, 5.00%, 05/01/24	1,000	1,005,878
County of Buncombe NC RB
5.00%, 06/01/24	125	125,836
Serise A, 5.00%, 06/01/24	175	176,170
County of Durham NC GO, 5.00%, 10/01/24	45	45,503
County of Forsyth NC GO
5.00%, 04/01/24	100	100,500
5.00%, 12/01/24	365	369,880
County of Guilford NC GO
5.00%, 03/01/24	520	521,997
Series B, 5.00%, 05/01/24	235	236,393
County of Mecklenburg NC GO
4.00%, 02/01/24	265	265,115

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina (continued)
5.00%, 03/01/24	$285	$286,104
Series A, 5.00%, 09/01/24	125	126,255
Series A, 5.00%, 12/01/24	175	177,303
Series B, 5.00%, 12/01/24	210	212,763
County of Mecklenburg NC RB, 5.00%, 10/01/24	100	101,137
County of Orange NC GO, 4.00%, 04/01/24	200	200,170
County of Wake NC GO
5.00%, 04/01/24	1,000	1,005,078
Series A, 5.00%, 03/01/24	295	296,181
Series C, 5.00%, 03/01/24	180	180,721
County of Wake NC RB
5.00%, 03/01/24	245	245,925
Series A, 5.00%, 08/01/24	285	287,503
Series A, 5.00%, 12/01/24	110	111,412
North Carolina State University at Raleigh RB, 5.00%, 10/01/24	95	95,926
State of North Carolina GO, Series C, 5.00%, 05/01/24	3,230	3,250,096
State of North Carolina RB
5.00%, 03/01/24	715	717,650
Series B, 5.00%, 05/01/24	165	165,986
Series B, 5.00%, 06/01/24	1,115	1,122,775

		14,917,660

Ohio — 3.0%
American Municipal Power Inc. RB, 5.00%, 02/15/24	555	556,657
City of Columbus OH
5.00%, 04/01/24	400	401,965
Series 6, 5.00%, 08/15/24	280	282,657
City of Columbus OH GO
Series 2017-1, 5.00%, 04/01/24	1,050	1,055,159
Series A, 4.00%, 08/15/24	455	455,830
Cleveland Department of Public Utilities Division of Water RB, Series Y, 4.00%, 01/01/29 (PR 01/01/24)	1,040	1,040,033
County of Franklin OH GOL, 5.00%, 12/01/24	20	20,263
County of Hamilton OH Sales Tax Revenue RB, Series A, 5.00%, 12/01/24	265	267,926
Miami University/Oxford OH RB, 5.00%, 09/01/24	485	488,999
Northeast Ohio Regional Sewer District, 5.00%, 11/15/44 (PR 11/15/24)	1,250	1,262,736
Northeast Ohio Regional Sewer District RB, 5.00%, 11/15/32 (PR 11/15/24)	500	505,094
Ohio Higher Educational Facility Commission RB, 5.00%, 12/01/24	80	80,841
Ohio State University (The), 5.00%, 12/01/24	100	101,348
Ohio State University (The) RB, Series A, 5.00%, 12/01/24	300	304,042
Ohio Turnpike & Infrastructure Commission, 5.00%, 02/15/24	110	110,376
Ohio University RB, Series A, 5.00%, 12/01/24	110	111,215
Ohio Water Development Authority RB
5.00%, 12/01/24	275	278,473
Series B, 5.00%, 12/01/24	210	212,652
Ohio Water Development Authority Water Pollution Control Loan Fund RB
5.00%, 06/01/24	255	256,720
5.00%, 12/01/24	160	162,021
Series 2015A, 5.00%, 06/01/24	840	845,665
Series 2015-A, 5.00%, 12/01/24	260	263,283
Princeton City School District GO, 4.00%, 12/01/32 (PR 12/01/24)	795	796,371
State of Ohio, 5.00%, 05/01/27 (PR 05/01/24)	945	949,767

Security	Par (000)	Value

Ohio (continued)
State of Ohio GO
Series A, 4.00%, 05/01/24 (ETM)	$5	$5,005
Series A, 5.00%, 09/01/24	215	217,142
Series A, 5.00%, 09/15/24	180	181,881
Series B, 5.00%, 08/01/24	125	126,125
Series B, 5.00%, 09/15/24	1,140	1,151,911
Series U, 5.00%, 05/01/24	165	165,986
Serise A, 5.00%, 05/01/24	150	150,896
Serise A, 5.00%, 06/15/24	200	201,488
State of Ohio GOL, 5.00%, 09/01/24	925	934,215
State of Ohio RB
5.00%, 01/01/24	170	170,253
Series A, 5.00%, 04/01/24	505	507,377
Series A, 5.00%, 12/01/24	485	490,868
Series B, 5.00%, 10/01/24	35	35,357
Series C, 5.00%, 12/01/24	190	192,299

		15,340,896

Oklahoma — 0.6%
City of Oklahoma City OK GO
4.00%, 03/01/24	250	250,157
5.00%, 03/01/24	35	35,136
Grand River Dam Authority RB
Series A, 4.00%, 06/01/24	480	480,127
Series A, 5.00%, 06/01/24	990	995,882
Oklahoma Agricultural & Mechanical Colleges RB, 4.00%, 07/01/24	100	100,129
Oklahoma Capitol Improvement Authority RB
5.00%, 07/01/24	520	523,466
Series B, 5.00%, 01/01/24	15	15,023
Series B, 5.00%, 07/01/24	55	55,367
Series C, 5.00%, 07/01/24	30	30,200
Oklahoma Turnpike Authority RB, Series D, 5.00%, 01/01/24	295	295,503
Oklahoma Water Resources Board RB, 5.00%, 04/01/24	130	130,607

		2,911,597

Oregon — 1.9%
City of Eugene OR Electric Utility System Revenue RB, Series A, 5.00%, 08/01/24	175	176,511
City of Portland OR, 5.00%, 02/01/24	500	501,356
City of Portland OR GOL, Series B, 5.00%, 06/15/24	175	176,238
City of Portland OR Sewer System Revenue RB
5.00%, 06/15/24	100	100,707
Series A, 5.00%, 03/01/24	500	501,870
Series A, 5.00%, 05/01/24	215	216,243
Series A, 5.00%, 10/01/24	125	126,320
Series B, 5.00%, 06/01/24	225	226,517
City of Portland OR Water System Revenue RB,
Series A, 5.00%, 05/01/24	350	352,023
County of Multnomah OR GOL, 5.00%, 06/01/24	1,050	1,057,322
Multnomah County School District No. 1 Portland/OR GO, 5.00%, 06/15/24 (GTD)	550	553,924
Oregon State Lottery RB
5.00%, 04/01/24	845	848,804
5.00%, 04/01/24 (MORAL OBLG)	100	100,450
Portland Oregon Water System RB, 5.00%, 05/01/24	180	181,040
Salem-Keizer School District No. 24J GO, Series B, 0.00%, 06/15/24 (GTD)(a)	125	121,899
State of Oregon Department of Transportation RB Series A, 5.00%, 11/15/24	850	860,738

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oregon (continued)
Series A, 5.00%, 11/15/28 (PR 11/15/24)	$700	$708,553
Series A, 5.00%, 11/15/29 (PR 11/15/24)	375	379,582
State of Oregon GO
Series A, 5.00%, 05/01/24	900	905,379
Series B, 5.00%, 08/01/24	165	166,486
Series H, 5.00%, 05/01/24	145	145,867
Series K, 5.00%, 11/01/24	200	202,317
Series O, 5.00%, 08/01/24	25	25,225
Washington & Clackamas Counties School District No. 23J Tigard-Tualatin GO, Series J, 5.00%, 06/15/24 (GTD)	200	201,390
Washington & Multnomah Counties School District No. 48J Beaverton GO, 5.00%, 06/15/31 (PR 06/15/24) (GTD)	500	503,438

		9,340,199

Pennsylvania — 2.9%
City of Philadelphia PA GO
5.00%, 02/01/24	315	315,689
5.00%, 08/01/24	395	397,772
5.25%, 07/15/34 (PR 01/15/24)	440	441,071
Series A, 5.00%, 08/01/24	525	528,684
City of Philadelphia PA Water & Wastewater Revenue RB Series A, 5.00%, 07/01/45 (PR 07/01/24)	555	558,917
Series B, 5.00%, 11/01/24	430	434,394
Commonwealth of Pennsylvania, 5.00%, 10/01/24	475	480,057
Commonwealth of Pennsylvania GO
5.00%, 07/15/24	1,520	1,532,322
First Series, 5.00%, 03/01/24	205	205,760
First Series, 5.00%, 03/15/24	245	246,022
First Series, 5.00%, 08/15/24	1,150	1,160,465
First Series, 5.00%, 09/15/24	650	656,569
Second Series, 5.00%, 01/15/24	105	105,234
Second Series, 5.00%, 09/15/24	1,320	1,333,340
County of Berks PA GO, 5.00%, 11/15/24	200	202,384
County of Chester PA GO, 5.00%, 07/15/24	90	90,717
County of Montgomery PA GO, Series A, 5.00%, 04/01/24	25	25,121
Delaware County Authority RB, 5.00%, 08/01/24	45	45,352
Delaware River Joint Toll Bridge Commission RB, Series B, 5.00%, 07/01/24	125	125,940
Delaware River Port Authority RB, 5.00%, 01/01/33 (PR 01/01/24)	3,450	3,455,939
Pennsylvania Higher Educational Facilities Authority RB, 5.00%, 08/15/24	100	100,910
Pennsylvania Infrastructure Investment Authority RB, Series A, 5.00%, 01/15/24	200	200,466
Pennsylvania State University (The) RB, 5.00%, 09/01/24	120	121,225
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Series A, 5.00%, 12/01/24	90	91,089
Pennsylvania Turnpike Commission RB
5.00%, 06/01/24	105	105,582
5.00%, 12/01/24	1,210	1,224,640
Series A, 5.00%, 12/01/24	85	85,894
Series A-1, 5.00%, 12/01/24	220	222,661
Series A-2, 5.00%, 12/01/24	180	182,178
Series B, 5.00%, 12/01/24	180	182,178

		14,858,572

Security	Par (000)	Value

Rhode Island — 0.4%
Rhode Island Commerce Corp. RB, Series A, 4.00%, 06/15/24	$505	$504,769
Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund RB, Series B, 5.00%, 10/01/24	240	242,620
Rhode Island Turnpike & Bridge Authority RB, Series A, 5.00%, 10/01/24	290	292,697
State of Rhode Island GO
5.00%, 01/15/24	475	476,077
5.00%, 08/01/24	220	221,932
Series D, 5.00%, 08/01/24	515	519,523

		2,257,618

South Carolina — 0.8%
Beaufort County School District/SC GO, 5.00%, 03/01/24 (SCSDE)	500	501,821
Charleston Educational Excellence Finance Corp. RB, 5.00%, 12/01/24	135	136,562
City of Charleston SC Waterworks & Sewer System Revenue RB, 5.00%, 01/01/24	305	305,571
County of Charleston SC GO, Series C, 5.00%, 11/01/24 (SAW)	165	166,912
Greenville County School District RB, 5.00%, 12/01/24	300	303,407
Horry County School District/SC GO 5.00%, 03/01/24 (SCSDE)	740	742,866
Series A, 5.00%, 03/01/24	205	205,794
Lancaster County School District/SC GO, 5.00%, 03/01/24	100	100,387
Richland County School District No. 1/SC GO, Series C, 5.00%, 03/01/24	110	110,408
South Carolina Transportation Infrastructure Bank RB, Series A, 5.00%, 10/01/24	910	919,852
State of South Carolina GO Series B, 5.00%, 04/01/24 (SAW)	475	477,252
Serise A, 5.00%, 04/01/24 (SAW)	160	160,753

		4,131,585

Tennessee — 1.7%
City of Chattanooga TN GO
5.00%, 11/01/24	100	101,188
Series B, 5.00%, 03/01/24	100	100,377
City of Memphis TN Electric System Revenue RB, 5.00%, 12/01/24	175	177,210
City of Memphis TN GO, 5.00%, 04/01/40 (PR 04/01/24)	2,435	2,446,563
County of Blount TN GO, Series B, 5.00%, 06/01/24	180	181,152
County of Knox TN GO, 5.00%, 06/01/24	145	146,011
County of Shelby TN GO, Series A, 5.00%, 03/01/24	130	130,512
County of Williamson TN GO, 5.00%, 04/01/24	300	301,474
Metropolitan Government of Nashville & Davidson County TN Electric Revenue RB
Series A, 5.00%, 05/15/24	385	387,439
Series B, 5.00%, 05/15/24	200	201,267
Metropolitan Government of Nashville & Davidson County TN GO
4.00%, 01/01/24	750	750,197
5.00%, 01/01/24	415	415,776
5.00%, 07/01/24	100	100,798
Series A, 5.00%, 07/01/24	220	221,755
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue RB, Series B, 5.00%, 07/01/24	165	166,294
State of Tennessee GO, 5.00%, 09/01/24	125	126,204

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tennessee (continued)
Tennessee State School Bond Authority, 5.00%, 11/01/24 (ST INTERCEPT)	$475	$480,318
Tennessee State School Bond Authority GO, Series B, 5.00%, 09/01/26 (PR 09/01/24)	1,065	1,075,349
Tennessee State School Bond Authority RB 5.00%, 11/01/24 (ST INTERCEPT)	85	85,952
Series A, 5.00%, 11/01/24	370	374,142
Series B, 5.00%, 11/01/24	495	500,542

		8,470,520

Texas — 12.5%
Alamo Community College District, 5.00%, 02/15/24	545	546,737
Alamo Community College District GOL, 5.00%, 02/15/24	40	40,127
Aldine Independent School District GO, 5.00%, 02/15/24 (PSF)	295	295,966
Alief Independent School District GO, 5.00%, 02/15/24 (PSF)	170	170,469
Allen Independent School District GO, 5.00%, 02/15/24 (PSF)	100	100,333
Arlington Independent School District/TX GO
Series A, 5.00%, 02/15/24 (PSF)	40	40,123
Series B, 5.00%, 02/15/24 (PSF)	185	185,568
Austin Community College District, 5.00%, 08/01/24	475	478,542
Austin Independent School District, 5.00%, 08/01/24 (PSF)	1,230	1,240,259
Austin Independent School District GO
Series A, 4.00%, 08/01/24 (PSF)	125	125,132
Series A, 5.00%, 08/01/24 (PSF)	55	55,459
Birdville Independent School District GO
5.00%, 02/15/24 (PSF)	80	80,255
Series A, 5.00%, 02/15/24 (PSF)	105	105,335
Board of Regents of the University of Texas System RB
Series C, 5.00%, 08/15/24	360	363,360
Series D, 5.00%, 08/15/24	155	156,447
Series E, 5.00%, 08/15/24	175	176,633
Series H, 5.00%, 08/15/24	315	317,940
Series J, 5.00%, 08/15/24	275	277,567
Central Texas Regional Mobility Authority RB, 5.00%, 01/01/24	380	380,478
Central Texas Turnpike System, 0.00%, 08/15/24(a)	565	547,601
Central Texas Turnpike System RB
Series A, 0.00%, 08/15/24 (AMBAC)(a)	90	87,042
Series C, 5.00%, 08/15/24	125	125,511
City of Arlington TX GOL, Series A, 5.00%, 08/15/24	205	206,802
City of Arlington TX Water & Wastewater System Revenue RB, 5.00%, 06/01/24	700	704,640
City of Austin TX GOL
5.00%, 09/01/24	445	449,106
Series A, 5.00%, 09/01/24	230	232,122
City of Austin TX Water & Wastewater System
Revenue RB
5.00%, 11/15/24	460	465,204
Series A, 5.00%, 05/15/24	155	155,892
Series A, 5.00%, 11/15/24	415	419,695
City of Brownsville TX GOL
5.00%, 02/15/24	10	10,022
5.00%, 02/15/24 (ETM)	5	5,015
City of Carrollton TX GOL, 5.00%, 08/15/24	1,000	1,008,481
City of Dallas TX Waterworks & Sewer System
Revenue RB
Series A, 5.00%, 10/01/24	830	838,837

Security	Par (000)	Value

Texas (continued)
Series C, 5.00%, 10/01/24	$390	$394,152
City of Denton TX GOL, 5.00%, 02/15/24	80	80,232
City of El Paso TX GOL, 5.00%, 08/15/24	150	151,179
City of Fort Worth TX Water & Sewer System Revenue RB, Series A, 5.00%, 02/15/24	1,130	1,133,277
City of Frisco TX GOL, 5.00%, 02/15/24	150	150,469
City of Grand Prairie TX GOL, 5.00%, 02/15/24	370	370,946
City of Houston TX Combined Utility System Revenue RB
Series B, 5.00%, 11/15/24	475	480,615
Series C, 5.00%, 05/15/24	600	603,611
Series D, 5.00%, 11/15/24	645	652,624
City of Lubbock TX GOL, 5.00%, 02/15/24	295	295,855
City of Pflugerville TX GOL, 5.00%, 08/01/24	60	60,478
City of Plano TX GOL, 5.00%, 09/01/24	50	50,449
City of Round Rock TX GOL, 5.00%, 08/15/24	110	111,001
City of San Antonio TX, 5.00%, 08/01/24	735	741,076
City of San Antonio TX Electric & Gas Systems Revenue RB, 5.00%, 02/01/24	435	435,963
City of San Antonio TX GOL
5.00%, 02/01/24	515	516,358
5.00%, 08/01/24	265	267,191
Clear Creek Independent School District GO, 5.00%, 02/15/24 (PSF)	95	95,311
Comal Independent School District GO 5.00%, 02/01/24 (PSF)	735	737,006
Series B, 5.00%, 02/01/24 (PSF)	110	110,298
Conroe Independent School District, 5.00%, 02/15/24 (PSF)	120	120,393
Conroe Independent School District GO, 5.00%, 02/15/24 (PSF)	140	140,458
Conroe Independent School District RB, 5.00%, 02/15/24	525	526,718
County of Bexar TX GOL, 5.00%, 06/15/24	105	105,736
County of Collin TX GOL, 5.00%, 02/15/24	130	130,425
County of Denton TX GOL, 5.00%, 07/15/24	105	105,779
County of Harris TX GOL, 5.00%, 10/01/24	1,600	1,615,455
County of Travis TX GOL, 5.00%, 03/01/24	415	416,498
County of Williamson TX GOL, 4.00%, 02/15/24	245	245,128
Crowley Independent School District GO, Series A, 5.00%, 08/01/24 (PSF)	80	80,626
Cypress-Fairbanks Independent School District GO
5.00%, 02/15/24 (PSF)	535	536,705
Series A, 5.00%, 02/15/24 (PSF)	110	110,351
Series C, 5.00%, 02/15/24 (PSF)	150	150,478
Dallas Area Rapid Transit RB
5.00%, 11/01/24	225	227,299
5.00%, 12/01/32 (PR 12/01/24)	2,500	2,525,225
Series A, 5.00%, 12/01/24	1,000	1,011,041
Denton Independent School District GO, 0.00%, 08/15/24 (PSF)(a)	200	193,964
Fort Bend Independent School District GO
Series C, 5.00%, 02/15/24 (PSF)	30	30,088
Series C, 5.00%, 08/15/24 (PSF)	105	105,882
Fort Worth Independent School District GO, 5.00%, 02/15/24 (PSF)	410	411,353
Frisco Independent School District GO, 5.00%, 08/15/24 (PSF)	160	161,406
Garland Independent School District GO, Series A, 5.00%, 02/15/24 (PSF)	300	300,879
Grapevine-Colleyville Independent School District GO, 0.00%, 08/15/24 (PSF)(a)	150	145,395

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Harris County Toll Road Authority (The) RB, Series A, 5.00%, 08/15/24	$380	$383,017
Katy Independent School District GO, Series D, 5.00%, 02/15/24 (PSF)	170	170,566
Keller Independent School District/TX GO
Series A, 5.00%, 02/15/24 (PSF)	160	160,464
Series A, 5.00%, 08/15/24 (PSF)	170	171,415
Klein Independent School District GO
5.00%, 08/01/24 (PSF)	65	65,561
Series A, 5.00%, 08/01/24 (PSF)	430	433,713
Lamar Consolidated Independent School District GO
5.00%, 02/15/24 (PSF)	145	145,441
Series A, 2.00%, 02/15/24 (PSF)	50	49,590
Laredo Independent School District GO, 0.00%, 08/01/24 (PSF)(a)	150	145,435
Leander Independent School District GO
Series C, 0.00%, 08/15/37 (PR 08/15/24)(a)	700	346,454
Series C, 0.00%, 08/15/47 (PR 08/15/24) (PSF)(a)	10,000	2,764,209
Series D, 0.00%, 08/15/24 (PSF)(a)	125	120,985
Lewisville Independent School District GO
5.00%, 08/15/24	545	549,327
5.00%, 08/15/24 (PSF)	410	413,573
Lone Star College System, 5.00%, 02/15/24	135	135,419
Lone Star College System GOL, Series B, 5.00%, 02/15/24	800	802,480
Lower Colorado River Authority RB
5.00%, 05/15/24	390	392,079
Series B, 5.00%, 05/15/24	160	160,853
McKinney Independent School District GO, 5.00%, 02/15/24 (PSF)	160	160,501
Metropolitan Transit Authority of Harris County RB
Series A, 5.00%, 11/01/24	195	196,955
Series B, 5.00%, 11/01/24	185	186,854
Series D, 5.00%, 11/01/24	285	287,857
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue, 5.00%, 11/01/24	100	101,002
North East Independent School District/TX GO, 5.25%, 02/01/24 (PSF)	800	802,654
North Texas Municipal Water District RB, 5.50%, 06/01/24	50	50,433
North Texas Municipal Water District Water System Revenue RB, 5.00%, 09/01/24	375	378,154
North Texas Tollway Authority, 5.00%, 01/01/24	175	175,269
North Texas Tollway Authority RB
5.00%, 01/01/24	195	195,300
Series A, 5.00%, 01/01/24	245	245,377
Series B, 5.00%, 01/01/24	230	230,327
Series S, 5.00%, 01/01/24 (ETM)	85	85,139
Northside Independent School District GO 5.00%, 08/01/24 (PSF)	370	373,004
5.00%, 08/15/24 (PSF)	375	378,209
Series A, 5.00%, 02/15/24 (PSF)	500	501,493
Northwest Independent School District GO, Series A, 5.00%, 02/15/24 (PSF)	275	275,963
Pasadena Independent School District GO, 5.00%, 02/15/24 (PSF)	150	150,439
Permanent University Fund - University of Texas System RB
Series A, 5.00%, 07/01/24	110	110,877
Series B, 5.00%, 07/01/24	1,235	1,244,850

Security	Par (000)	Value

Texas (continued)
Pflugerville Independent School District GO, 5.00%, 02/15/24 (PSF)	$250	$250,832
Plano Independent School District GO, 5.00%, 02/15/24 (PSF)	1,000	1,003,072
Rockwall Independent School District GO, Series A, 0.00%, 02/15/24 (PSF)(a)	35	34,581
Round Rock Independent School District GO
5.00%, 08/01/24	195	196,397
5.00%, 08/01/24 (PSF)	30	30,248
San Antonio Independent School District/TX GO
5.00%, 02/15/24 (PSF-GTD)	405	406,325
5.00%, 08/15/24 (PSF)	200	201,820
San Antonio Water System RB
Series A, 5.00%, 05/15/24	710	714,310
Series B, 5.00%, 05/15/24	120	120,741
Spring Branch Independent School District GO, 5.00%, 02/01/24 (PSF)	910	912,603
Spring Branch Independent School District GOL, 5.00%, 02/01/24 (PSF)	115	115,329
Spring Independent School District GO, 5.00%, 08/15/24 (PSF)	105	105,915
State of Texas GO
5.00%, 04/01/24	425	427,088
5.00%, 08/01/24	345	347,903
5.00%, 10/01/24	100	100,984
Series A, 5.00%, 10/01/24	2,670	2,696,269
Series A, 5.00%, 10/01/39 (PR 10/01/24)	1,000	1,008,942
Tarrant Regional Water District RB, Series A, 5.00%, 03/01/24	285	285,963
Tarrant Regional Water District Water Supply System Revenue RB, 5.00%, 03/01/30 (PR 03/01/24)	2,000	2,006,490
Texas A&M University RB
Series C, 5.00%, 05/15/24	875	880,266
Series E, 4.00%, 05/15/24	25	25,019
Texas Public Finance Authority RB, 5.00%, 02/01/24	420	420,992
Texas State Technical College, 5.00%, 08/01/24 (AGM)	150	150,975
Texas State Technical College RB, 5.00%, 10/15/24	245	247,727
Texas State University System RB, Series A, 5.00%, 03/15/24	695	697,490
Texas Transportation Commission State Highway Fund RB
5.00%, 04/01/34 (PR 04/01/24)	3,000	3,013,013
First Series, 5.00%, 10/01/24	570	575,864
Series A, 5.00%, 04/01/24	1,155	1,160,247
Texas Water Development Board, 5.00%, 08/01/24	760	766,283
Texas Water Development Board RB
5.00%, 04/15/24	330	331,636
5.00%, 08/01/24	215	216,777
Series A, 5.00%, 10/15/24	280	282,985
Series B, 5.00%, 04/15/24	135	135,669
Series B, 5.00%, 10/15/24	110	111,173
Trinity River Authority Central Regional Wastewater System Revenue RB
3.00%, 08/01/24	245	242,269
5.00%, 08/01/24	310	312,449
Trinity River Authority Mountain Creek Revenue RB, 5.00%, 08/01/24	105	105,829
Tyler Independent School District GO, 5.00%, 02/15/24 (PSF)	90	90,248
United Independent School District/TX GO, 5.00%, 08/15/24 (PSF)	20	20,174

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
University of Houston RB, Series A, 5.00%, 02/15/24	$405	$406,291
University of North Texas System RB, Series A, 5.00%, 04/15/24	710	713,362
Ysleta Independent School District GO, 5.00%, 08/15/24 (PSF)	125	126,128

		62,767,989

Utah — 0.7%
Central Utah Water Conservancy District RB, 5.00%, 10/01/24	100	101,110
City of Ogden City UT Sewer & Water Revenue RB, 5.00%, 06/15/24	110	110,650
Davis School District GO, 5.00%, 06/01/24 (GTD)	315	317,016
Metropolitan Water District of Salt Lake & Sandy RB, Series A, 5.00%, 07/01/24	190	191,329
Nebo School District GO, Series C, 4.00%, 07/01/24 (GTD)	120	120,148
State of Utah GO, 5.00%, 07/01/24	1,835	1,849,635
Utah State Building Ownership Authority RB, 5.00%, 05/15/24	400	402,239
Utah Transit Authority RB
5.00%, 06/15/24	185	186,207
Series A, 5.00%, 06/15/24	495	498,440

		3,776,774

Vermont — 0.2%
State of Vermont GO
Series A, 5.00%, 02/15/24	165	165,554
Series A, 5.00%, 08/15/24	1,000	1,009,875

		1,175,429

Virginia — 3.0%
City of Alexandria VA GO
Series A, 5.00%, 07/15/24 (SAW)	105	105,851
Series C, 5.00%, 07/15/24 (SAW)	100	100,811
City of Chesapeake VA GO, Series C, 5.00%, 12/01/24	250	253,157
City of Hampton VA GO, Series A, 5.00%, 09/01/24	355	358,566
City of Newport News VA GO, Series A, 5.00%, 08/01/24	100	100,900
City of Norfolk VA GO
Series A, 5.00%, 09/01/35 (PR 09/01/24) (SAW)	150	151,458
Series A, 5.00%, 09/01/37 (PR 09/01/24) (SAW)	600	605,830
City of Norfolk VA Water Revenue RB, 5.00%, 11/01/24	230	232,620
City of Richmond VA GO, Series B, 5.00%, 07/15/24 (SAW)	440	443,720
Commonwealth of Virginia GO
5.00%, 06/01/24	1,000	1,006,973
Series B, 5.00%, 06/01/24	55	55,383
County of Arlington VA, 5.00%, 08/01/24	140	141,291
County of Arlington VA GO
5.00%, 08/15/24	125	126,215
5.00%, 08/15/24 (SAW)	85	85,826
Series A, 5.00%, 08/15/24	75	75,729
County of Chesterfield, 5.00%, 01/01/24	500	500,919
County of Fairfax VA GO
Series A, 4.00%, 10/01/24 (SAW)	250	250,438
Series A, 5.00%, 10/01/24 (SAW)	525	530,590
Series B, 5.00%, 04/01/24 (SAW)	675	678,178
Series B, 5.00%, 10/01/24 (SAW)	130	131,384
County of Henrico VA GO, 5.00%, 08/01/24 (SAW)	50	50,450
County of Prince William VA GO, 5.00%, 08/01/24 (SAW).	260	262,245
Fairfax County Industrial Development Authority RB, 5.00%, 05/15/24	545	547,474
Fairfax County Water Authority RB, 5.00%, 04/01/24	75	75,368

Security	Par (000)	Value

Virginia (continued)
Hampton Roads Sanitation District RB
Series A, 5.00%, 07/01/24	$165	$166,316
Series A, 5.00%, 08/01/24	175	176,576
Virginia College Building Authority, 5.00%, 02/01/24	1,430	1,434,090
Virginia College Building Authority RB
5.00%, 02/01/24	100	100,286
Series A, 4.00%, 02/01/28 (PR 02/01/24)	250	249,991
Series A, 5.00%, 09/01/24 (SAW)	50	50,502
Series B, 5.00%, 09/01/24	370	373,716
Series D, 5.00%, 02/01/24 (NPFGC)	350	351,001
Series E-1, 5.00%, 02/01/24	300	300,858
Virginia Commonwealth Transportation Board RB 5.00%, 09/15/24	150	151,542
Series A, 5.00%, 05/15/24	1,035	1,041,502
Virginia Public Building Authority RB
Series A, 5.00%, 08/01/24	950	958,624
Series C, 5.00%, 08/01/24	190	191,725
Virginia Public School Authority, 5.00%, 08/01/24	285	287,503
Virginia Public School Authority RB
5.00%, 02/01/24	75	75,209
5.00%, 08/01/24	205	206,800
5.00%, 08/01/24 (SAW)	1,170	1,180,234
Series C, 5.00%, 08/01/24 (SAW)	275	277,415
Virginia Resources Authority RB
5.00%, 11/01/24	170	171,961
5.00%, 11/01/24 (MO)	105	106,124
Series A, 5.00%, 11/01/24	275	278,159
Series D, 5.00%, 11/01/24	145	146,666

		15,148,176

Washington — 4.1%
Cascade Water Alliance RB, 5.00%, 01/01/24	90	90,164
Central Puget Sound Regional Transit Authority RB
5.00%, 11/01/24	150	151,753
Series S-1, 5.00%, 11/01/24	1,060	1,072,386
City of Bellevue WA GOL, 5.00%, 12/01/24	200	202,526
City of Marysville WA Water & Sewer Revenue RB, 5.00%, 04/01/24	55	55,261
City of Seattle WA Drainage & Wastewater Revenue RB, 5.00%, 09/01/24	1,000	1,009,962
City of Seattle WA GO, 5.00%, 12/01/24	235	237,968
City of Seattle WA GOL
4.00%, 05/01/24	70	70,060
Series A, 5.00%, 06/01/24	290	291,939
City of Seattle WA Municipal Light & Power Revenue RB
5.00%, 05/01/24	80	80,466
5.00%, 09/01/24	420	424,012
Series A, 5.00%, 01/01/24	450	450,842
Series B, 5.00%, 04/01/24	100	100,491
Series C, 5.00%, 10/01/24	125	126,219
City of Seattle WA Water System Revenue RB, 5.00%, 08/01/24	250	252,159
Clark & Skamania Counties School District No. 112-6 Washougal GO, 5.00%, 12/01/24 (GTD)	25	25,321
Clark County Public Utility District No. 1 RB, 5.00%, 01/01/24	315	315,495
Clark County School District No. 37 Vancouver GO, Series C, 5.00%, 12/01/24 (GTD)	100	101,284
County of King WA GOL
5.00%, 06/01/24	990	996,733
Series C, 5.00%, 12/01/24	55	55,665
Series E, 5.00%, 12/01/24	70	70,847

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
County of King WA Sewer Revenue RB
5.00%, 07/01/24	$320	$322,238
Series B, 5.00%, 07/01/24	615	619,301
County of Snohomish WA, 5.00%, 12/01/24	105	106,382
County of Spokane WA GOL, 5.00%, 12/01/24	265	268,206
Energy Northwest RB
5.00%, 07/01/24	530	534,053
Series A, 5.00%, 07/01/24	1,055	1,063,068
King County Rural Library District GO, 4.00%, 12/01/24	200	200,114
King County School District No. 210 Federal Way GO, 4.00%, 12/01/24 (GTD)	80	80,188
King County School District No. 403 Renton GO, 4.00%, 12/01/24 (GTD)	350	350,824
King County School District No. 405 Bellevue GO, 5.00%, 12/01/24 (GTD)	200	202,632
King County School District No. 411 Issaquah GO, 5.00%, 12/01/24 (GTD)	175	177,247
King County School District No. 414 Lake Washington GO, 5.00%, 12/01/24 (GTD)	130	131,669
Pierce County School District No. 10 Tacoma GO, 5.00%, 12/01/24 (GTD)	380	384,880
Pierce County School District No. 320 Sumner GO, 5.00%, 12/01/24 (GTD)	75	75,963
Pierce County School District No. 83 University Place GO, 5.00%, 12/01/24 (GTD)	100	101,284
Port of Seattle WA RB, Series B, 5.00%, 03/01/24	335	336,076
Port of Tacoma WA RB, Series A, 5.00%, 12/01/24	85	85,983
Snohomish County School District No. 103 Monroe GO, 5.00%, 12/01/24 (GTD)	215	217,761
Snohomish County School District No. 201 Snohomish GO, 5.00%, 12/01/24 (GTD)	150	151,926
Snohomish County School District No. 4 Lake Stevens GO, 5.00%, 12/01/24 (GTD)	100	101,284
Snohomish County School District No. 6 Mukilteo GO, 5.00%, 12/01/24 (GTD)	85	86,091
Spokane & Whitman Counties School District No. 360 Cheney GO, 5.00%, 12/01/24 (GTD)	150	151,926
State of Washington
5.00%, 06/01/24	500	503,372
5.00%, 08/01/24	310	312,700
State of Washington COP
Series A, 5.00%, 07/01/24	120	120,839
Series B, 5.00%, 07/01/24	420	422,937
State of Washington GO
5.00%, 07/01/24	80	80,617
Series 2016A, 5.00%, 07/01/24	245	246,890
Series A-1, 5.00%, 08/01/24	520	524,529
Series B, 5.00%, 07/01/24	100	100,771
Series C, 0.00%, 06/01/24 (AMBAC)(a)	100	97,778
Series C, 0.00%, 06/01/24 (NPFGC)(a)	25	24,444
Series C, 5.00%, 02/01/24	1,475	1,479,072
Series D, 5.00%, 02/01/24	140	140,387
Series E, 0.00%, 12/01/24(a)	60	57,558
Series E, 5.00%, 06/01/24	1,050	1,057,081
Series R-2015C, 5.00%, 07/01/24	60	60,463
Series R-2015E, 5.00%, 07/01/24	180	181,388
Series R-2020A, 5.00%, 01/01/24	800	801,443
State of Washington RB, 5.00%, 09/01/24	900	907,789
University of Washington RB
5.00%, 04/01/24	675	678,455
Serise A, 5.00%, 12/01/24	395	400,198

Security	Par (000)	Value

Washington (continued)
Washington State University RB
5.00%, 04/01/24	$320	$321,309
5.00%, 10/01/24	185	186,721
Whatcom County School District No. 503 Blaine GO, 5.00%, 12/01/24 (GTD)	25	25,321

		20,662,711
West Virginia — 0.5%
State of West Virginia GO
5.00%, 06/01/24	270	271,821
Series A, 0.00%, 11/01/24 (NPFGC)(a)	140	134,493
Series A, 5.00%, 06/01/24	555	558,743
Series A, 5.00%, 12/01/24	25	25,318
Series B, 5.00%, 06/01/24	45	45,304
West Virginia Commissioner of Highways RB, Series A, 5.00%, 09/01/24	965	973,406
West Virginia State School Building Authority Lottery Revenue RB, Series A, 5.00%, 07/01/24	320	322,384

		2,331,469

Wisconsin — 1.9%
City of Madison WI GO, Series A, 4.00%, 10/01/24	445	445,979
Milwaukee County Metropolitan Sewer District GO, Series A, 5.00%, 10/01/24	140	141,428
State of Wisconsin, 5.00%, 05/01/24	650	653,980
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio RB
5.00%, 06/01/25 (PR 06/01/24)	155	155,823
5.00%, 06/01/26 (PR 06/01/24)	185	186,089
5.00%, 06/01/31 (PR 06/01/24)	500	502,942
Series 1, 5.00%, 06/01/24	85	85,452
State of Wisconsin Environmental Improvement Fund Revenue RB
Series A, 5.00%, 06/01/24	240	241,715
Serise A, 5.00%, 06/01/24	610	614,359
State of Wisconsin GO
Series 1, 5.00%, 11/01/24	240	242,969
Series 2, 5.00%, 11/01/24	2,170	2,196,842
Series A, 5.00%, 05/01/24	375	377,296
Series C, 5.00%, 05/01/24	230	231,408
State of Wisconsin RB
Series A, 5.00%, 05/01/24	760	764,393
Series B, 5.00%, 05/01/24	140	140,740
Wisconsin Department of Transportation RB 5.00%, 07/01/36 (PR 07/01/24)	1,830	1,842,318
Series 2, 5.00%, 07/01/24	485	488,964
Series A, 5.00%, 07/01/24	220	221,798

		9,534,495

Total Long-Term Investments — 98.5% (Cost: $502,571,236)		496,177,860

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Liquidity Funds: MuniCash, 3.82%(c)(d)	493,644	$493,644

Total Short-Term Securities — 0.1% (Cost: $493,630)		493,644

Total Investments — 98.6% (Cost: $503,064,866)		496,671,504

Other Assets Less Liabilities — 1.4%		6,949,476

Net Assets — 100.0%		$503,620,980

(a)	Zero-coupon bond.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds: MuniCash	$1,855,612	$—	$(1,361,385	)(a)	$(597)	$14	$493,644	493,644	$36,911	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Debt Obligations	$—	$496,177,860	$—	$496,177,860
Short-Term Securities
Money Market Funds	493,644	—	—	493,644

	$493,644	$496,177,860	$—	$496,671,504

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 0.4%
Alabama Federal Aid Highway Finance Authority RB, Series H, 5.00%, 09/01/25	$915	$933,083
Alabama Public School & College Authority RB, Series B, 5.00%, 05/01/25	410	417,485
City of Huntsville AL GOL
5.00%, 05/01/25	180	183,023
Series E, 5.00%, 11/01/25	115	117,753
State of Alabama GO, 5.00%, 08/01/25	250	255,096
University of Alabama (The) RB
5.00%, 07/01/25	100	102,055
Series B, 5.00%, 07/01/25	260	265,344

		2,273,839
Alaska — 0.1%
City of Anchorage AK Water Revenue RB, Series B, 5.00%, 05/01/25	180	183,023
Municipality of Anchorage AK GO
Series C, 5.00%, 09/01/25	65	66,331
Series D, 5.00%, 09/01/25	50	51,024
State of Alaska GO, Series B, 5.00%, 08/01/25	390	397,618

		697,996
Arizona — 2.3%
Arizona Health Facilities Authority RB, 5.00%, 01/01/25	410	414,635
Arizona State University RB
5.00%, 07/01/25	320	326,266
Series A, 5.00%, 07/01/25	435	443,518
Series B, 5.00%, 07/01/25	275	280,385
Arizona Transportation Board RB
5.00%, 07/01/25	550	560,591
Series A, 5.00%, 07/01/25	585	596,266
City of Phoenix AZ GO, 5.00%, 07/01/25	530	540,550
City of Phoenix Civic Improvement Corp. RB
5.00%, 07/01/25	2,050	2,088,413
Series A, 5.00%, 07/01/25	730	743,822
Series D, 5.00%, 07/01/25	500	508,577
City of Tucson Water System Revenue RB, 5.00%, 07/01/25	175	178,427
County of Pima AZ GOL, 4.00%, 07/01/25	130	130,428
County of Pima Sewer System Revenue RB, 5.00%, 07/01/25	865	881,251
Gilbert Water Resource Municipal Property Corp. RB, 5.00%, 07/01/25	155	158,010
Maricopa County Community College District GO, 5.00%, 07/01/25	890	907,283
Maricopa County High School District No. 210-Phoenix GO, 5.00%, 07/01/25	145	147,698
Maricopa County Unified School District No. 48 Scottsdale GO, Series A, 5.00%, 07/01/25	35	35,663
Maricopa County Unified School District No. 69 Paradise Valley GO, 5.00%, 07/01/25	140	142,605
Maricopa County Union High School District No. 210-Phoenix GO, 5.00%, 07/01/25	110	112,047
Salt River Project Agricultural Improvement & Power District RB
5.00%, 01/01/25	845	856,092
Series A, 5.00%, 01/01/25	1,165	1,180,292
State of Arizona Lottery Revenue RB, 5.00%, 07/01/25	200	203,754
University of Arizona (The) RB, 4.00%, 06/01/25	385	385,673

		11,822,246

Security	Par (000)	Value

California — 11.5%
91 Express Lanes Toll Road, 5.00%, 08/15/25	$100	$102,415
Bay Area Toll Authority RB, 5.00%, 04/01/25	210	213,992
Beverly Hills Unified School District CA GO, 0.00%, 08/01/25(a)	50	46,791
California Educational Facilities Authority RB, Series A, 5.00%, 10/01/25	95	97,477
California Infrastructure & Economic Development Bank RB
4.00%, 08/01/25	235	235,185
5.00%, 10/01/25	435	446,180
California State Public Works Board RB
4.00%, 10/01/25	195	196,043
5.00%, 05/01/25	265	269,760
5.00%, 09/01/25	220	224,895
5.00%, 10/01/25	235	240,558
5.00%, 10/01/25 (ETM)	15	15,380
5.00%, 11/01/25	605	620,068
Series A, 5.00%, 06/01/25	110	112,082
Series B, 5.00%, 04/01/25	100	101,694
Series C, 5.00%, 11/01/25	125	128,113
Series D, 5.00%, 04/01/25	205	208,472
Series D, 5.00%, 06/01/25	240	244,543
California State University RB 5.00%, 11/01/25	505	518,656
Series A, 4.00%, 11/01/25	125	125,968
Series A, 5.00%, 11/01/25	2,090	2,146,520
Campbell Union High School District GO, Series B, 5.00%, 08/01/25	100	102,294
Carmel Unified School District Go, 4.00%, 08/01/25	100	100,600
City & County of San Francisco CA GO
5.00%, 06/15/25	25	25,544
Series R1, 5.00%, 06/15/25	585	597,727
City of Los Angeles CA GO, 5.00%, 09/01/25	255	261,447
City of Los Angeles CA Wastewater System Revenue RB
5.00%, 06/01/25	260	265,885
Series B, 5.00%, 06/01/25	500	510,390
City of Los Angeles Department of Airports RB 5.00%, 05/15/25	375	382,806
Series B, 5.00%, 05/15/25	220	224,580
Series C, 5.00%, 05/15/25	160	163,330
City of Redding CA Electric System Revenue RB, 5.00%, 06/01/25	100	101,708
City of San Francisco CA Public Utilities Commission Water Revenue RB, 5.00%, 11/01/25	520	534,264
Coast Community College District GO, 5.00%, 08/01/25	70	71,546
Contra Costa Transportation Authority RB, Series A, 5.00%, 03/01/25	210	213,808
County of Monterey CA COP, 5.00%, 10/01/25	280	286,883
County of Santa Clara CA GO, 5.00%, 08/01/25	180	184,344
East Bay Municipal Utility District Water System Revenue RB 5.00%, 06/01/25	80	81,712
Series A, 4.00%, 06/01/25	270	271,667
Series B, 5.00%, 06/01/25	550	561,769
Eastern Municipal Water District RB, Series A, 5.00%, 07/01/25	100	102,185
El Camino Community College District Foundation (The) GO
5.00%, 08/01/25	15	15,331

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Series-C, 0.00%, 08/01/25(a)	$1,100	$1,026,054
Escondido Union High School District GO, Series A, 0.00%, 08/01/25 (AGC)(a)	60	55,871
Foothill-De Anza Community College District GO
0.00%, 08/01/25	285	266,480
4.00%, 08/01/25	150	150,900
Series B, 0.00%, 08/01/25 (NPFGC)(a)	160	149,603
Hillsborough City School District RB, 0.00%, 09/01/25(a)	250	232,365
Imperial Irrigation District Electric System Revenue RB, 5.00%, 11/01/25	125	127,968
Irvine Ranch Water District COP, 5.00%, 03/01/25	20	20,339
Long Beach Community College District GO, 5.00%, 08/01/25	165	168,644
Long Beach Unified School District GO, 5.00%, 08/01/25	175	178,984
Los Angeles Community College District/CA GO
4.00%, 08/01/25	195	196,301
5.00%, 08/01/25	1,020	1,043,918
Series C, 5.00%, 08/01/25	420	429,849
Los Angeles County Metropolitan Transportation Authority RB
5.00%, 07/01/25	560	572,329
Series A, 5.00%, 06/01/25	925	944,365
Series A, 5.00%, 07/01/25	160	163,523
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue RB
5.00%, 06/01/25	1,055	1,077,087
5.00%, 07/01/25	415	424,136
Los Angeles County Sanitation Districts Financing Authority RB, 5.00%, 10/01/25	335	342,177
Los Angeles Department of Water & Power Power System Revenue RB, 5.00%, 07/01/25	165	168,740
Los Angeles Department of Water & Power RB
5.00%, 07/01/25	135	138,060
Series A, 5.00%, 07/01/25	315	322,140
Los Angeles Department of Water & Power System Revenue RB
Series A, 5.00%, 07/01/25	80	81,813
Series C, 5.00%, 07/01/25	310	317,026
Los Angeles Department of Water & Power Water System Revenue RB, 5.00%, 07/01/25	130	132,947
Los Angeles Department of Water RB
5.00%, 07/01/25	110	112,493
Series B, 5.00%, 07/01/25	675	690,300
Los Angeles Unified School District/CA GO
4.00%, 07/01/25	755	758,694
5.00%, 07/01/25	610	622,736
Series A, 5.00%, 07/01/25	2,175	2,220,411
Los Rios Community College District GO
5.00%, 08/01/25	100	102,209
Series C, 4.00%, 08/01/25	100	100,566
Manhattan Beach Unified School District GO, 0.00%, 09/01/25 (NPFGC)(a)	190	176,439
Metropolitan Water District of Southern California RB
5.00%, 01/01/25	290	294,535
5.00%, 07/01/25	220	224,915
5.00%, 10/01/25	95	97,442
Series A, 2.50%, 07/01/25	375	363,151
Series A, 5.00%, 07/01/25	485	495,835

Security	Par (000)	Value

California (continued)
Mount San Antonio Community College District GO, Series A, 0.00%, 08/01/25(a)	$330	$307,816
Newport Mesa Unified School District GO, 0.00%, 08/01/25 (NPFGC)(a)	225	209,695
Oak Grove School District GO, Series A, 0.00%, 08/01/25(a)	25	23,240
Orange County Water District RB, Series C, 5.00%, 08/15/25	265	271,445
Palo Alto Unified School District GO
0.00%, 08/01/25(a)	580	541,381
5.00%, 08/01/25	75	76,733
Palomar Community College District, 5.00%, 08/01/44 (PR 08/01/25)	600	614,889
Palomar Community College District GO, Series B, 0.00%, 08/01/25(a)	325	301,445
Pasadena Area Community College District GO, Series A, 5.00%, 08/01/25	30	30,734
Rancho Water District Financing Authority RB, Series A, 5.00%, 08/01/25	190	194,455
Rio Hondo Community College District/CA GO, 5.00%, 08/01/25	170	173,812
Riverside Community College District, 0.00%, 08/01/35 (PR 02/01/25)(a)	2,935	1,682,144
Riverside Community College District GO, Series D, 0.00%, 08/01/25(a)	105	97,273
Riverside County Transportation Commission Sales Tax Revenue RB, 5.00%, 06/01/25	110	112,218
Sacramento City Financing Authority RB, 5.25%, 12/01/25 (AMBAC)	25	25,769
Sacramento County Sanitation Districts Financing Authority RB
5.00%, 08/01/25	100	102,345
5.00%, 12/01/25	340	350,084
Sacramento Municipal Utility District RB
5.00%, 07/01/25	655	667,614
5.00%, 08/15/25	240	245,878
Series E, 5.00%, 08/15/25	210	215,144
San Diego Community College District GO, 5.00%, 08/01/25	290	297,246
San Diego County Regional Transportation Commission RB, Series A, 5.00%, 04/01/25	255	259,777
San Diego Public Facilities Financing Authority RB
5.00%, 08/01/25	250	255,948
Series A, 5.00%, 08/01/25	100	102,379
Series B, 5.00%, 08/01/25	460	470,944
San Diego Unified School District/CA GO
5.00%, 07/01/25	235	240,480
Series C-2, 5.50%, 07/01/25 (AGM)	355	366,120
Series D-1, 5.50%, 07/01/25 (NPFGC)	140	144,385
Series J-2, 4.00%, 07/01/25	150	151,096
Series J-2, 5.00%, 07/01/25	140	143,264
San Francisco Bay Area Rapid Transit District GO, 5.00%, 08/01/25	295	301,817
San Francisco City & County Airport Commission San Francisco International Airport RB
4.00%, 05/01/25	250	251,500
5.00%, 05/01/25	395	403,078
San Francisco City & County Public Utilities
Commission Wastewater Revenue RB
Series A, 4.00%, 10/01/25	275	277,179
Series A, 5.00%, 10/01/25	205	210,383

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
San Francisco County Transportation Authority RB, 4.00%, 02/01/25	$175	$176,009
San Jose Evergreen Community College District GO, 5.00%, 09/01/25	125	128,272
San Jose Unified School District GO, Series C, 0.00%, 08/01/25 (NPFGC)(a)	240	223,369
San Mateo County Community College District GO
Series A, 0.00%, 09/01/25 (NPFGC)(a)	130	120,895
Series B, 0.00%, 09/01/25 (NPFGC)(a)	440	409,183
San Mateo Foster City Public Financing Authority RB
Series B, 5.00%, 08/01/25	1,070	1,095,456
Series-A, 5.00%, 08/01/25	355	363,446
San Mateo Union High School District GO, 0.00%, 09/01/25 (NPFGC)(a)	300	278,988
Santa Clara Unified School District GO, 5.00%, 07/01/25	125	127,976
Santa Clara Valley Transportation Authority RB
5.00%, 04/01/25	35	35,670
Series A, 5.00%, 06/01/25	695	709,872
Santa Monica-Malibu Unified School District GO,
4.00%, 08/01/25	175	176,434
Sequoia Union High School District GO
4.00%, 07/01/25	275	276,567
5.00%, 07/01/25	510	521,145
Southern California Public Power Authority RB, 5.00%, 07/01/25	150	153,449
Southwestern Community College District GO, Series D, 5.00%, 08/01/44 (PR 08/01/25)	1,510	1,546,439
State of California Department of Water Resources RB
5.00%, 12/01/25	520	535,634
Series AW, 5.00%, 12/01/25	100	103,006
Series AX, 5.00%, 12/01/25	330	339,921
Series BA, 5.00%, 12/01/25	55	56,654
State of California GO
4.00%, 03/01/25	35	35,162
4.00%, 09/01/25	545	548,055
4.00%, 10/01/25	200	201,179
4.00%, 11/01/25	340	342,111
5.00%, 03/01/25	475	483,304
5.00%, 04/01/25	720	733,388
5.00%, 08/01/25	3,240	3,311,559
5.00%, 09/01/25	2,425	2,481,121
5.00%, 10/01/25	2,990	3,062,393
5.00%, 11/01/25	1,355	1,389,276
5.00%, 12/01/25	60	61,537
Series B, 5.00%, 08/01/25	895	914,767
Series B, 5.00%, 09/01/25	445	455,298
University of California RB
5.00%, 05/15/25	1,010	1,031,630
Series AO, 5.00%, 05/15/25	350	357,496
Series AY, 5.00%, 05/15/25	195	199,176
Series I, 5.00%, 05/15/25	470	479,642
Upper Santa Clara Valley Joint Powers Authority RB, Series A, 5.00%, 08/01/25	85	87,051
Whittier Union High School District GO, 0.00%, 08/01/25(a)	290	269,212

		60,287,409
Colorado — 0.7%
Board of Governors of Colorado State University System RB, Series C, 2.50%, 03/01/25	25	24,582

Security	Par (000)	Value

Colorado (continued)
Board of Water Commissioners City & County of Denver (The) RB, Series A, 4.00%, 09/15/25	$85	$85,183
City & County of Denver Co. Airport System Revenue RB
5.00%, 11/15/25	180	183,903
Series A, 5.00%, 11/15/25	375	383,131
City of Colorado Springs CO Utilities System Revenue RB, Series A-1, 5.00%, 11/15/25	500	511,826
City of Colorado Springs Co. Utilities System Revenue RB, 5.00%, 11/15/25	445	455,525
Colorado Health Facilities Authority, 5.00%, 11/01/25	100	100,822
County of Adams Co. COP, 5.00%, 12/01/25	130	132,911
Denver City & County School District No. 1 COP, Series A, 5.00%, 12/01/25	275	281,158
Denver City & County School District No. 1 GO
5.00%, 12/01/25 (SAW)	415	425,462
Series A, 5.50%, 12/01/25 (SAW)	420	434,754
E-470 Public Highway Authority RB, Series B, 0.00%, 09/01/25 (NPFGC)(a)	270	249,599
State of Colorado COP
Series K, 5.00%, 03/15/25	180	182,902
Series L, 5.00%, 03/15/25	25	25,403
University of Colorado RB, Series A, 5.00%, 06/01/25 (NPFGC)	375	381,868

		3,859,029
Connecticut — 1.8%
State of Connecticut Clean Water Fund—State Revolving Fund RB, 5.00%, 02/01/25	120	121,819
State of Connecticut GO
4.00%, 06/01/25	805	807,020
5.00%, 04/15/25	305	309,966
5.00%, 09/15/25	1,305	1,332,769
5.00%, 11/15/25	145	148,287
Series A, 5.00%, 01/15/25	1,685	1,707,652
Series A, 5.00%, 04/15/25	170	172,768
Series B, 3.00%, 06/01/25	100	98,118
Series B, 5.00%, 05/15/25	340	345,854
Series B, 5.00%, 06/15/25	125	127,265
Series C, 5.00%, 06/15/25	420	427,612
Series E, 5.00%, 09/15/25	600	612,767
Series E, 5.00%, 10/15/25	245	250,359
Series F, 5.00%, 11/15/25	410	419,293
State of Connecticut Special Tax Revenue RB
5.00%, 10/01/25	135	137,942
Series A, 5.00%, 01/01/25	245	248,244
Series A, 5.00%, 08/01/25	330	336,559
Series A, 5.00%, 09/01/25	455	464,477
Series B, 5.00%, 08/01/25	260	265,168
Series B, 5.00%, 10/01/25	330	337,192
University of Connecticut RB
5.00%, 11/01/25	195	199,366
5.00%, 11/15/25	100	102,286
Series A, 5.00%, 02/15/25	530	537,220

		9,510,003
Delaware — 1.3%
City of Wilmington DE GO, 5.00%, 12/01/25	55	56,232
County of New Castle DE GO
5.00%, 10/01/33 (PR 10/01/25)	1,565	1,600,271
5.00%, 10/01/35 (PR 10/01/25)	2,260	2,310,935

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Delaware (continued)
Delaware Transportation Authority RB
4.00%, 07/01/25	$125	$125,531
5.00%, 07/01/25	900	918,207
5.00%, 09/01/25	340	346,840
State of Delaware GO
5.00%, 03/01/25	260	264,342
5.00%, 10/01/25	225	230,406
Series 2009C, 5.00%, 10/01/25	790	808,979
Series A, 5.00%, 02/01/25	105	106,643

		6,768,386
District of Columbia — 1.9%
District of Columbia GO
5.00%, 02/01/25	715	725,839
Series A, 5.00%, 06/01/25	460	468,495
Series A, 5.00%, 10/15/25	995	1,017,706
Series B, 5.00%, 06/01/25	430	437,941
Series D, 5.00%, 06/01/25	210	213,878
Series E, 5.00%, 06/01/25	1,410	1,436,039
District of Columbia RB
5.00%, 12/01/25	405	414,338
Series A, 5.00%, 03/01/25	205	208,183
Series A, 5.00%, 12/01/25	280	287,059
Series B, 5.00%, 10/01/25	485	495,660
Series C, 5.00%, 05/01/25	380	386,660
Series C, 5.00%, 10/01/25	875	894,233
District of Columbia Water & Sewer Authority RB
5.00%, 10/01/25	195	199,395
Series A, 5.00%, 10/01/25	550	562,396
Series B, 5.00%, 10/01/25	315	322,158
Metropolitan Washington Airports Authority Aviation Revenue RB, 5.00%, 10/01/25	200	203,766
Washington Metropolitan Area Transit Authority RB
5.00%, 07/01/25	820	834,995
Series A, 5.00%, 07/15/25	230	234,303
Series A1, 5.00%, 07/01/25	460	468,412

		9,811,456
Florida — 2.7%
Central Florida Expressway Authority RB, 5.00%, 07/01/25	140	142,492
County of Miami-Dade FL Aviation Revenue RB 5.00%, 10/01/25	120	122,016
Series B, 5.00%, 10/01/25	290	294,872
County of Miami-Dade FL GO, Series-D, 5.00%, 07/01/25	320	325,955
County of Miami-Dade FL Water & Sewer System Revenue RB, 5.00%, 10/01/25	1,235	1,260,772
County of Orange FL Water Utility System Revenue RB, 5.00%, 10/01/25	420	429,466
County of Seminole FL Sales Tax Revenue RB, Series B, 5.25%, 10/01/25 (NPFGC)	80	82,303
Florida Department of Environmental Protection RB
5.00%, 07/01/25	2,388	2,432,441
Series A, 5.00%, 07/01/25	462	470,598
Florida Department of Management Services COP, Series A, 5.00%, 08/01/25	480	489,051
Florida State Development Commission/Everglades Parkway RB, Series A, 5.00%, 07/01/25	80	81,554
Hillsborough County Aviation Authority RB, 5.00%, 10/01/25	200	204,285

Security	Par (000)	Value

Florida (continued)
Hillsborough County School Board COP, Series A, 5.00%, 07/01/25	$185	$187,548
Orange County School Board COP, 5.00%, 08/01/25	50	50,917
Palm Beach County School District COP, Series B, 5.00%, 08/01/25	180	182,754
Palm Beach County School District RB, 5.00%, 08/01/25	500	507,651
School Board of Miami-Dade County (The) COP, Series A, 5.00%, 05/01/25	485	491,031
School Board of Miami-Dade County (The) GO, 5.00%, 03/15/25	435	441,665
School District of Broward County/FL COP
Series A, 5.00%, 07/01/25	165	167,485
Series C, 5.00%, 07/01/25	180	182,710
School District of Broward County/FL GO, 5.00%, 07/01/25	205	209,147
State of Florida Department of Transportation RB, 5.00%, 07/01/25	425	432,965
State of Florida Department of Transportation Turnpike
System Revenue RB
5.00%, 07/01/25	255	259,580
Series A, 5.00%, 07/01/25	695	707,484
Series-B, 5.00%, 07/01/25	190	193,413
State of Florida GO
5.00%, 06/01/25	45	45,831
5.00%, 07/01/25	290	296,102
Series A, 5.00%, 06/01/25	302	307,577
Series A, 5.00%, 07/01/25	50	51,052
Series B, 5.00%, 06/01/25	375	381,925
Series B, 5.00%, 07/01/25	35	35,736
Series C, 5.00%, 06/01/25	350	356,464
Series D, 5.00%, 06/01/25	100	101,847
State of Florida Lottery Revenue RB
5.00%, 07/01/25	995	1,013,195
Series A, 5.00%, 07/01/25	596	606,899
Series B, 5.00%, 07/01/25	350	356,400
State of Florida RB, 5.00%, 06/01/25	105	106,939
Tampa Bay Water RB, Series C, 5.00%, 10/01/25	90	91,845
Volusia County School Board COP, Series A, 5.00%, 08/01/25 (BAM)	90	91,332

		14,193,299
Georgia — 2.9%
Association County Commissioners of Georgia COP, 5.00%, 07/15/25	575	586,424
City of Atlanta GA, 5.00%, 12/01/25	250	256,151
City of Atlanta GA Department of Aviation RB
5.00%, 07/01/25	340	346,603
Series A, 5.00%, 07/01/25	145	147,816
City of Atlanta GA Water & Wastewater Revenue RB
5.00%, 11/01/33 (PR 05/01/25)	2,270	2,312,104
5.75%, 11/01/25 (AGM)	205	212,600
Series B, 5.00%, 11/01/25	250	255,694
County of Forsyth GA GO, 5.00%, 09/01/25	110	112,448
Forsyth County School District GO, 5.00%, 02/01/25	210	213,184
Georgia State Road & Tollway Authority RB, 5.00%, 06/01/25	995	1,013,376
Gwinnett County School District GO
5.00%, 02/01/25	645	654,384
5.00%, 08/01/25	330	336,727
Gwinnett County Water & Sewerage Authority RB, 5.00%, 08/01/25	295	301,264

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
Henry County School District GO
4.00%, 08/01/25 (SAW)	$140	$140,439
5.00%, 08/01/25 (SAW)	300	305,962
Henry County Water Authority RB, 5.00%, 02/01/25	250	253,637
Metropolitan Atlanta Rapid Transit Authority RB
5.25%, 07/01/25 (NPFGC)	100	102,195
Series A, 4.00%, 07/01/25	535	537,103
Municipal Electric Authority of Georgia RB, 5.00%, 01/01/25	145	146,129
Private Colleges & Universities Authority RB
Series B, 5.00%, 09/01/25	1,220	1,246,278
Series B, 5.00%, 10/01/25	435	444,804
State of Georgia GO
5.00%, 07/01/25	250	255,139
Series A, 5.00%, 02/01/25	850	863,094
Series A, 5.00%, 07/01/25	170	173,494
Series A1, 5.00%, 02/01/25	745	756,476
Series A-1, 5.00%, 02/01/25	105	106,617
Series C1, 4.00%, 01/01/25	865	867,685
Series C1, 4.00%, 07/01/25	655	657,995
Series E, 5.00%, 12/01/25	1,135	1,163,842
Series F, 5.00%, 01/01/25	135	136,941
Series F, 5.00%, 07/01/25	165	168,391

		15,074,996

Hawaii — 1.9%
City & County Honolulu HI Wastewater System
Revenue RB
5.00%, 07/01/25	1,110	1,131,915
Series A, 5.00%, 07/01/45 (PR 07/01/25)	600	611,749
Series B, 5.00%, 07/01/25	340	346,713
City & County Honolulu Wastewater System Revenue
RB, 5.00%, 07/01/30 (PR 07/01/25)	1,240	1,264,281
City & County of Honolulu GO, 5.00%, 09/01/25	205	209,197
City & County of Honolulu HI GO
4.00%, 08/01/25	75	75,210
5.00%, 09/01/25	385	392,882
Series A, 5.00%, 10/01/25	245	250,249
Series B, 5.00%, 09/01/25	480	489,827
Series C, 5.00%, 10/01/25	65	66,392
Series E, 5.00%, 09/01/25	270	275,528
County of Hawaii HI GO, Series D, 5.00%, 09/01/25	550	561,749
State of Hawaii GO
5.00%, 01/01/25	175	177,177
5.00%, 10/01/25	790	806,193
Series EZ, 5.00%, 10/01/25	495	505,146
Series FE, 5.00%, 10/01/25	425	433,711
Series FH, 5.00%, 10/01/25	235	239,817
Series FK, 5.00%, 05/01/25	580	589,319
Series FN, 5.00%, 10/01/25	600	612,298
Series FT, 5.00%, 01/01/25	200	202,489
State of Hawaii State Highway Fund RB
Series A, 4.00%, 01/01/25	160	160,189
Series B, 5.00%, 01/01/25	390	394,853
University of Hawaii RB
5.00%, 10/01/25	90	91,778
Series B, 5.00%, 10/01/25	115	117,272

		10,005,934

Idaho — 0.3%
Idaho Housing & Finance Association RB, 5.00%, 07/15/25	1,360	1,383,646

Security	Par (000)	Value

Illinois — 3.5%
Chicago O’Hare International Airport RB
5.00%, 01/01/25	$2,015	$2,038,925
Series C, 5.00%, 01/01/25	225	227,672
Series F, 5.00%, 01/01/25	190	192,256
County of Will IL GO, 5.00%, 11/15/41 (PR 11/15/25)	2,000	2,044,017
Illinois Finance Authority RB
4.00%, 01/01/25	615	615,865
4.00%, 07/01/25	1,145	1,147,483
5.00%, 01/01/25	610	617,729
5.00%, 07/01/25	725	738,141
5.00%, 12/01/25	585	597,042
Illinois State Toll Highway Authority RB
5.00%, 01/01/25	155	156,805
Series A, 5.00%, 01/01/25	140	141,630
Series B, 5.00%, 01/01/25	460	465,357
Sales Tax Securitization Corp. RB, Series A, 5.00%, 01/01/25	500	505,539
State of Illinois GO
5.00%, 01/01/25	155	156,095
5.00%, 02/01/25	3,605	3,636,226
5.00%, 05/01/25	1,000	1,009,611
5.00%, 10/01/25	100	101,179
5.50%, 05/01/25	210	213,438
Series A, 5.00%, 03/01/25	520	524,212
Series B, 5.00%, 03/01/25	860	866,965
Series D, 5.00%, 11/01/25	2,145	2,171,494
State of Illinois Sales Tax Revenue RB, 5.00%, 06/15/25	200	202,846

		18,370,527

Indiana — 1.5%
City of Indianapolis Department of Public Utilities Water
System Revenue RB, 5.00%, 10/01/25	480	489,572
Indiana Finance Authority RB
5.00%, 02/01/25	1,545	1,568,045
5.00%, 02/01/31 (PR 02/01/25)	2,230	2,261,356
Series B, 5.00%, 02/01/25	610	619,099
Series C, 5.00%, 12/01/25	915	936,592
Indiana University RB, 5.00%, 06/01/25	610	620,796
Indianapolis Local Public Improvement Bond Bank RB,
5.00%, 01/01/25	110	111,494
Purdue University COP, Series A, 5.00%, 07/01/25	210	213,908
Purdue University RB
4.00%, 07/01/25	90	90,238
5.00%, 07/01/25	625	636,631
Series A, 5.25%, 07/01/25	190	194,294

		7,742,025

Iowa — 0.5%
County of Polk IA GO, 5.00%, 06/01/25	185	188,274
Iowa Finance Authority RB, 5.00%, 08/01/25	835	852,021
State of Iowa GO
5.00%, 06/15/25	520	528,605
Series-A, 5.00%, 06/01/25	260	264,202
State of Iowa RB, Series A, 5.00%, 06/01/25	660	670,666

		2,503,768

Kansas — 1.1%
County of Johnson KS GO, 5.00%, 09/01/25	205	209,197
Johnson County Public Building Commission RB
5.00%, 09/01/25	180	183,270
Series A, 5.00%, 09/01/25	265	269,814

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kansas (continued)
Johnson County Unified School District No. 229 Blue
Valley GO, 5.00%, 10/01/25	$1,525	$1,558,520
Johnson County Unified School District No. 512
Shawnee Mission GO
5.00%, 10/01/30 (PR 10/01/25)	510	521,494
5.00%, 10/01/31 (PR 10/01/25)	800	818,030
Series B, 5.00%, 10/01/25	250	255,356
Sedgwick County Unified School District No. 265
Goddard GO, Series B, 5.00%, 10/01/25	20	20,410
State of Kansas Department of Transportation RB
5.00%, 09/01/25	1,430	1,458,769
Series A, 5.00%, 09/01/25	580	591,668

		5,886,528

Kentucky — 0.1%
Louisville and Jefferson County Metropolitan Sewer
District RB, 5.00%, 05/15/25	295	300,521

Louisiana — 0.4%
State of Louisiana Gasoline & Fuels Tax Revenue RB,
Series B, 5.00%, 05/01/25	430	436,408
State of Louisiana GO
5.00%, 03/01/25	30	30,407
5.00%, 09/01/25	120	122,180
Series A, 5.00%, 03/01/25	110	111,494
Series A, 5.00%, 09/01/25	310	315,632
Series B, 5.00%, 05/01/25	40	40,596
Series B, 5.00%, 08/01/25	370	376,413
State of Louisiana RB, 5.00%, 09/01/25	705	717,808

		2,150,938

Maine — 0.8%
Maine Governmental Facilities Authority RB, 5.00%, 10/01/25	105	107,172
Maine Municipal Bond Bank RB
5.00%, 11/01/25	750	767,083
Series A, 5.00%, 09/01/25	290	295,628
Series B, 5.00%, 11/01/25	185	189,214
State of Maine GO
5.00%, 06/01/25	345	351,106
Series B, 5.00%, 06/01/25	2,295	2,335,616

		4,045,819

Maryland — 3.3%
City of Baltimore MD RB
5.00%, 07/01/25	330	335,874
Series A, 5.00%, 07/01/25	190	193,597
County of Anne Arundel MD GOL
5.00%, 04/01/25	200	203,387
5.00%, 10/01/25	1,515	1,549,706
County of Baltimore MD GO
5.00%, 03/01/25	550	558,898
5.00%, 08/01/25	125	127,654
County of Charles MD GO, 5.00%, 10/01/25	85	86,979
County of Frederick MD GO, 5.00%, 08/01/25	300	306,357
County of Howard MD GO
5.00%, 08/15/25	290	296,295
Series A, 5.00%, 02/15/25	365	370,891
County of Montgomery GO, 5.00%, 08/01/25	100	102,123
County of Montgomery MD COP, Series B, 5.00%, 04/01/25	100	101,694
County of Montgomery MD GO 5.00%, 11/01/25	1,175	1,203,582

Security	Par (000)	Value

Maryland (continued)
Series C, 5.00%, 10/01/25	$205	$209,773
Series D, 4.00%, 11/01/25	620	622,780
County of Prince George’s MD GOL
5.00%, 07/15/25	1,505	1,536,150
Series A, 5.00%, 07/01/25	265	270,361
Series A, 5.00%, 07/15/25	330	336,830
Series B, 5.00%, 07/15/25	100	102,070
State of Maryland Department of Transportation RB
4.00%, 09/01/25	430	431,956
5.00%, 05/01/25	100	101,811
5.00%, 09/01/25	330	337,284
5.00%, 10/01/25	600	613,857
5.00%, 12/01/25	130	133,042
State of Maryland GO
Second Series A, 5.00%, 08/01/25	435	444,237
Second Series B, 5.00%, 08/01/25	390	398,281
Series A, 5.00%, 03/15/25	650	660,829
Series A, 5.00%, 08/01/25	480	490,193
Series B, 4.00%, 08/01/25	335	336,501
Series B, 5.00%, 08/01/25	2,435	2,486,706
Washington Suburban Sanitary Commission GO
4.00%, 06/01/25 (GTD)	75	75,303
5.00%, 06/01/25 (GTD)	545	555,485
Washington Suburban Sanitary Commission RB
4.00%, 06/01/25 (GTD)	485	486,956
5.00%, 06/01/25 (GTD)	350	356,734
5.00%, 06/15/25 (GTD)	490	499,653
5.00%, 12/01/25 (GTD)	250	256,353

		17,180,182

Massachusetts — 3.3%
City of Boston MA GO, Series A, 5.00%, 11/01/25	200	205,447
Commonwealth of Massachusetts GO
5.00%, 05/01/25	1,000	1,018,840
Series A, 5.00%, 01/01/25	245	248,579
Commonwealth of Massachusetts GOL
5.00%, 07/01/25	150	153,132
5.00%, 09/01/25	150	153,445
Series A, 5.00%, 03/01/25	100	101,670
Series A, 5.00%, 07/01/25	320	326,681
Series B, 5.00%, 04/01/25	160	162,842
Series B, 5.00%, 07/01/25	330	336,890
Series B, 5.00%, 11/01/25	295	302,405
Series B, 5.25%, 09/01/25 (AGM)	415	426,646
Series C, 5.00%, 08/01/25	840	858,409
Series C, 5.00%, 09/01/25	330	337,578
Series C, 5.00%, 10/01/25	1,375	1,408,034
Series D, 5.00%, 07/01/25	645	658,467
Series E, 5.00%, 11/01/25	230	235,773
Series E, 5.00%, 11/01/25 (AMBAC)	180	184,553
Commonwealth of Massachusetts Transportation Fund
Revenue RB, Series A, 5.00%, 06/01/25	240	244,580
Massachusetts Bay Transportation Authority RB,
Series A, 5.00%, 07/01/25	1,095	1,117,329
Massachusetts Bay Transportation Authority Sales Tax
Revenue RB, 5.00%, 07/01/25	180	183,671
Massachusetts Clean Water Trust (The) RB
5.00%, 08/01/25	1,520	1,553,829
Series 22, 5.00%, 08/01/25	95	97,082
Massachusetts Development Finance Agency RB
Series A, 5.00%, 07/15/25	735	751,189
Series A, 5.00%, 10/15/25	250	256,131

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts School Building Authority RB
5.00%, 01/15/25	$130	$131,824
5.00%, 02/15/25	165	167,476
Series A, 5.00%, 11/15/41 (PR 11/15/25)	250	255,748
Series A, 5.00%, 11/15/45 (PR 11/15/25)	2,475	2,531,907
Series C, 5.00%, 08/15/25	260	265,599
Massachusetts Transportation Trust Fund Metropolitan
Highway System Revenue RB, 5.00%, 01/01/25	530	537,501
Massachusetts Water Resources Authority
5.00%, 08/01/25	125	127,761
5.00%, 08/01/25 (ETM)	25	25,548
Massachusetts Water Resources Authority RB
5.00%, 08/01/25	300	306,626
Series B, 5.25%, 08/01/25 (AGM)	1,015	1,041,670
Series C, 5.00%, 08/01/25	10	10,223
Town of Watertown MA GOL, 5.00%, 02/01/25	225	228,769
University of Massachusetts Building Authority RB, 5.00%, 11/01/25	210	215,027

		17,168,881

Michigan — 1.1%
Lansing School District GO, 5.00%, 05/01/25 (Q-SBLF).	20	20,342
Michigan Finance Authority RB
5.00%, 10/01/25	380	388,141
Series A, 5.00%, 12/01/25	185	188,290
Series B, 5.00%, 10/01/25	780	796,710
Michigan State Building Authority RB
5.00%, 04/15/25	355	360,579
Series I, 5.00%, 04/15/25	800	812,571
Michigan State University RB, 5.00%, 02/15/25	335	339,690
State of Michigan GO
Series A, 5.00%, 05/01/25	210	213,956
Series B, 4.00%, 11/01/25	160	160,962
State of Michigan RB, 5.00%, 03/15/25	1,715	1,739,215
State of Michigan Trunk Line Revenue RB, 5.00%, 11/15/25	140	143,477
University of Michigan RB
5.00%, 04/01/25	460	467,917
Series A, 5.00%, 04/01/25	315	320,422
Wayne County Airport Authority RB, Series A, 5.00%, 12/01/25	25	25,435

		5,977,707

Minnesota — 1.9%
City of Minneapolis MN GO, 4.00%, 12/01/25	200	201,075
County of Hennepin MN GO
5.00%, 12/01/25	1,000	1,024,202
Series A, 5.00%, 12/01/25	350	358,471
Metropolitan Council GO
5.00%, 03/01/25	760	772,197
Series A, 5.00%, 03/01/25	190	193,049
Series B, 5.00%, 12/01/25	1,050	1,075,412
Minneapolis-St Paul Metropolitan Airports
Commission RB
Series A, 5.00%, 01/01/25	665	674,260
Series C, 5.00%, 01/01/25	210	212,924
Minnesota Public Facilities Authority RB, Series A, 5.00%, 03/01/25	575	583,854
Southern Minnesota Municipal Power Agency RB,
Series A, 0.00%, 01/01/25 (NPFGC)(a)	55	52,330
State of Minnesota GO
Series A, 5.00%, 08/01/25	550	561,679

Security	Par (000)	Value

Minnesota (continued)
Series A, 5.00%, 10/01/25	$165	$168,841
Series B, 5.00%, 08/01/25	310	316,583
Series B, 5.00%, 10/01/25	135	138,143
Series D, 5.00%, 08/01/25	2,045	2,088,425
Series E, 5.00%, 10/01/25	105	107,444
University of Minnesota RB
Series B, 5.00%, 10/01/25	275	280,688
Series B, 5.00%, 12/01/25	1,115	1,139,743

		9,949,320

Mississippi — 0.3%
State of Mississippi GO
Series B, 5.00%, 12/01/25	450	460,348
Series C, 5.00%, 10/01/25	780	796,711
Series F, 5.00%, 11/01/32 (PR 11/01/25)	300	307,065

		1,564,124

Missouri — 0.4%
Metropolitan St Louis Sewer District RB, Series B, 5.00%, 05/01/25	110	111,847
Missouri Highway & Transportation Commission RB, 5.00%, 05/01/25	1,035	1,053,441
Missouri State Board of Public Buildings RB
5.00%, 10/01/25	460	469,429
Series A, 5.00%, 04/01/25	420	426,649

		2,061,366

Nebraska — 0.7%
City of Omaha NE GO, 5.00%, 04/15/25	825	839,601
Douglas County School District No. 17/NE GO, 4.00%, 06/15/35 (PR 06/15/25)	630	631,711
Nebraska Public Power District RB
Series A, 5.00%, 01/01/25	495	501,159
Series C, 5.00%, 01/01/25	370	374,604
Omaha Public Power District Nebraska City Station
Unit 2 RB, Series A, 5.00%, 02/01/25	150	151,817
Omaha Public Power District RB
5.00%, 02/01/25	305	309,177
Series A, 5.00%, 02/01/25	595	603,148

		3,411,217

Nevada — 1.5%
Clark County School District GOL, Series A, 5.00%, 06/15/25	1,070	1,087,707
Clark County Water Reclamation District GOL, 5.00%, 07/01/25	615	626,843
County of Clark Department of Aviation RB, 5.00%, 07/01/25	1,055	1,072,928
County of Clark NV GOL
5.00%, 11/01/25	890	909,069
Series A, 5.00%, 06/01/25	230	233,894
Series A, 5.00%, 11/01/25	460	469,856
Series B, 5.00%, 06/01/25	50	50,846
Series B, 5.00%, 12/01/25	280	286,551
County of Clark NV RB
5.00%, 07/01/25	475	483,532
Series B, 5.00%, 07/01/25	145	147,605
Las Vegas Valley Water District GOL, 5.00%, 06/01/25 .	360	366,371
State of Nevada GO, 5.00%, 05/01/25	140	142,556
State of Nevada GOL
5.00%, 05/01/25	270	274,929
Series A, 5.00%, 05/01/25	260	264,746
Series D, 5.00%, 04/01/25	100	101,721

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nevada (continued)
State of Nevada Highway Improvement Revenue RB, 5.00%, 12/01/25	$955	$977,921
Washoe County School District/NV GOL
Series A, 5.00%, 06/01/25	140	142,048
Series C, 5.00%, 10/01/25	60	61,230

		7,700,353

New Hampshire — 0.4%
City of Manchester NH GO, 4.00%, 06/15/25	385	386,111
City of Nashua NH GO, 5.00%, 09/01/25	140	143,090
New Hampshire Municipal Bond Bank RB
5.00%, 08/15/25	515	525,912
5.00%, 08/15/25 (ST INTERCEPT)	100	102,118
Series A, 5.00%, 08/15/25	230	234,873
New Hampshire State Turnpike System RB, 4.00%, 11/01/25	165	165,582
State of New Hampshire GO
5.00%, 12/01/25	540	553,722
Series B, 5.00%, 12/01/25	175	179,447

		2,290,855

New Jersey — 2.3%
County of Essex NJ GO, 5.00%, 08/01/25	170	173,465
County of Monmouth NJ GO, 5.00%, 07/15/25	195	199,392
Monmouth County Improvement Authority (The) RB
4.00%, 08/01/25 (GTD)	50	50,291
5.00%, 02/15/25 (GTD)	100	101,538
5.00%, 12/01/25 (GTD)	270	277,134
New Jersey Economic Development Authority, 5.00%, 11/01/25	170	172,988
New Jersey Economic Development Authority RB
5.00%, 03/01/25	575	581,691
5.00%, 06/15/25	305	309,329
Series A, 4.13%, 06/15/25	170	170,106
Series B, 4.00%, 11/01/25	910	908,706
Series D, 5.00%, 06/15/25	130	131,845
Series WW, 5.25%, 06/15/31 (PR 06/15/25) (SAP)	1,000	1,022,945
New Jersey Educational Facilities Authority RB
Series B, 5.00%, 07/01/25	610	622,935
Series D, 5.00%, 07/01/25	470	479,966
New Jersey Infrastructure Bank RB, Series A-1, 5.00%, 09/01/25 (GTD)	110	112,506
New Jersey Transportation Trust Fund Authority RB
5.00%, 06/15/25	195	197,523
Series A, 5.00%, 06/15/25	225	228,194
Series A, 5.75%, 06/15/25 (NPFGC)	220	225,682
New Jersey Turnpike Authority RB
Series B, 5.00%, 01/01/25	115	116,496
Series C-2, 5.50%, 01/01/25 (AMBAC)	800	815,466
State of New Jersey GO
5.00%, 06/01/25	1,040	1,057,926
5.00%, 06/01/31 (PR 06/01/25)	110	111,964
5.00%, 06/01/32 (PR 06/01/25)	500	508,926
Series A, 5.00%, 06/01/25	3,295	3,351,794

		11,928,808

New Mexico — 0.7%
New Mexico Finance Authority RB
5.00%, 06/01/25	210	213,975
5.00%, 06/15/25	335	341,230
Series A, 5.00%, 06/15/25	255	259,943
Santa Fe Public School District GO, 5.00%, 08/01/25 (SAW)	100	101,699

Security	Par (000)	Value

New Mexico (continued)
State of New Mexico GO, 5.00%, 03/01/25	$1,305	$1,325,435
State of New Mexico Severance Tax Permanent Fund RB
5.00%, 07/01/25	1,155	1,178,544
Series D, 5.00%, 07/01/25	135	137,775

		3,558,601

New York — 7.5%
City of New York NY GO
4.00%, 08/01/25	100	100,347
5.00%, 08/01/25	710	724,352
5.00%, 09/01/25	130	132,754
Series 1, 5.00%, 08/01/25	845	862,081
Series A, 5.00%, 08/01/25	2,075	2,116,945
Series A-1, 5.00%, 08/01/25	235	239,750
Series C, 4.00%, 08/01/25	240	240,833
Series C, 5.00%, 08/01/25	4,850	4,948,040
Series C-1, 5.00%, 08/01/25	675	688,645
Series E, 5.00%, 08/01/25	370	377,479
Series F-1, 5.00%, 06/01/25	125	127,289
County of Monroe NY GOL, 5.00%, 06/01/25 (AGM)	50	51,078
Erie County Industrial Development Agency (The) RB,
5.00%, 05/01/25 (SAW)	350	356,236
Hudson Yards Infrastructure Corp. RB, 4.00%, 02/15/25	100	100,508
Long Island Power Authority RB
0.00%, 06/01/25 (AGM)(a)	200	187,361
5.00%, 09/01/25	140	143,215
Metropolitan Transportation Authority RB
5.00%, 11/15/25	390	395,830
Series A, 5.00%, 11/15/25	140	143,358
Series A2, 5.00%, 11/15/25	150	151,946
Series B, 5.00%, 11/15/25	650	658,424
Series B2, 5.00%, 11/15/25	265	271,357
Series C-1, 5.00%, 11/15/25	470	476,097
Series F, 5.00%, 11/15/25	230	232,983
New York City Municipal Water Finance Authority RB, 5.00%, 06/15/25	425	433,037
New York City Transitional Finance Authority Building
Aid Revenue RB
4.00%, 07/15/25	210	210,502
5.00%, 07/15/25	115	117,152
5.00%, 07/15/25 (SAW)	40	40,748
5.00%, 07/15/25 (ETM) (SAW)	185	188,551
Series S-3, 5.00%, 07/15/25 (SAW)	750	764,032
Series S-4A, 5.00%, 07/15/25 (SAW)	205	208,835
New York City Transitional Finance Authority Future Tax Secured Revenue RB
4.00%, 05/01/25	100	100,310
5.00%, 02/01/25	445	451,474
5.00%, 05/01/25	210	213,680
5.00%, 08/01/25	605	617,332
5.00%, 11/01/25	1,095	1,120,577
Series A-1, 5.00%, 08/01/25	50	51,019
Series A-1, 5.00%, 11/01/25	225	230,255
Series B-1, 5.00%, 08/01/25	275	280,606
Series C, 5.00%, 11/01/25	1,400	1,432,701
New York City Water & Sewer System RB
4.00%, 06/15/25	620	622,079
5.00%, 06/15/25	325	331,146
Series FF, 4.00%, 06/15/25	50	50,168
Series GG, 5.00%, 06/15/25	330	336,241

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York State Dormitory Authority RB
4.00%, 02/15/25	$130	$130,512
5.00%, 03/15/25	375	381,432
5.00%, 07/01/25	390	398,283
5.00%, 09/15/25	2,500	2,555,465
5.00%, 10/01/25	255	261,269
5.00%, 07/01/37 (PR 07/01/25)	50	50,979
Series 1, 5.00%, 03/15/25	455	462,332
Series A, 5.00%, 02/15/25	570	579,275
Series A, 5.00%, 03/15/25	985	1,001,665
Series A, 5.00%, 07/01/25	355	361,663
Series B, 5.00%, 02/15/25	390	396,388
Series B, 5.50%, 03/15/25 (AMBAC)	220	225,031
Series C, 5.00%, 03/15/25	325	330,890
Series D, 5.00%, 02/15/25	845	858,527
Series E, 5.00%, 02/15/25	60	60,983
Series E, 5.00%, 03/15/25	615	625,144
New York State Environmental Facilities Corp., 5.00%, 06/15/25	150	153,026
New York State Environmental Facilities Corp. RB
5.00%, 06/15/25	205	209,136
5.00%, 10/15/25	70	71,664
Series A, 4.00%, 06/15/25	110	110,506
Series B, 5.00%, 06/15/25	365	372,363
Series D, 5.00%, 03/15/25	215	218,668
New York State Thruway Authority RB
5.00%, 01/01/25	220	222,888
Series A-1, 5.00%, 03/15/25	235	238,472
Series L, 5.00%, 01/01/25	260	263,413
New York State Urban Development Corp. RB
5.00%, 03/15/25	1,805	1,834,175
5.00%, 03/15/25 (ETM)	5	5,077
Series A, 5.00%, 03/15/25	2,345	2,384,398
Series C, 5.00%, 03/15/25	105	106,707
Port Authority of New York & New Jersey RB
4.00%, 12/01/25	145	145,664
Series 189, 5.00%, 05/01/25	195	198,247
Series 205, 5.00%, 11/15/25	490	501,976
State of New York GO
5.00%, 03/15/25	300	305,078
Series A, 5.00%, 02/15/25	75	76,192
Series-A, 5.00%, 03/15/25	55	55,931
Triborough Bridge & Tunnel Authority RB
5.00%, 11/15/25	500	511,925
Series A, 5.00%, 11/15/25	225	230,366
Series B, 5.00%, 11/15/25	535	547,760
Series C-1, 5.00%, 11/15/25	380	389,063

		39,359,886

North Carolina — 2.3%
City of Charlotte NC Airport Revenue RB, 5.00%, 07/01/25	215	219,349
City of Charlotte NC COP
5.00%, 12/01/25	50	51,190
Series B, 5.00%, 06/01/25	50	50,885
City of Charlotte NC GO, Series A, 5.00%, 07/01/25	85	86,719
City of Charlotte NC Water & Sewer System RB, 5.00%, 07/01/25	230	234,653
City of Charlotte NC Water & Sewer System Revenue RB, 5.00%, 07/01/25	420	428,496
City of Raleigh NC GO, Series A, 5.00%, 09/01/25	245	250,234

Security	Par (000)	Value

North Carolina (continued)
City of Winston-Salem NC Water & Sewer System Revenue RB, 5.00%, 06/01/25	$275	$280,375
County of Buncombe NC, 5.00%, 06/01/25	210	213,878
County of Durham NC GO, 5.00%, 10/01/25	275	281,453
County of Forsyth NC GO
5.00%, 03/01/25	270	274,404
5.00%, 07/01/25	95	96,922
5.00%, 12/01/25	200	205,123
County of Guilford NC GO, 5.00%, 03/01/25	350	355,617
County of Iredell NC RB, 5.00%, 12/01/25	25	25,615
County of Johnston NC GO, 4.00%, 02/01/25	240	240,743
County of Mecklenburg NC GO
5.00%, 03/01/25	110	111,780
5.25%, 12/01/25	10	10,306
County of New Hanover NC GO, 5.00%, 08/01/25	100	101,987
County of Wake NC GO
5.00%, 02/01/25	195	198,052
5.00%, 03/01/25	580	589,686
Series A, 5.00%, 03/01/25	445	452,432
Series C, 5.00%, 03/01/25	375	381,263
County of Wake NC RB, 5.00%, 08/01/25	185	188,834
North Carolina Municipal Power Agency No. 1 RB, Series A, 5.00%, 01/01/25	580	586,557
North Carolina Turnpike Authority RB, 5.00%, 01/01/25 .	1,600	1,615,726
State of North Carolina GO
5.00%, 06/01/25	315	321,303
Series A, 5.00%, 06/01/25	1,535	1,565,713
Series B, 5.00%, 06/01/25	980	999,609
State of North Carolina RB
5.00%, 03/01/25	250	253,882
5.00%, 05/01/25	520	529,493
Series B, 5.00%, 05/01/25	745	758,600

		11,960,879

Ohio — 3.4%
American Municipal Power Inc. RB 5.00%, 02/15/25	620	628,758
Series-A, 5.00%, 02/15/25	390	395,509
City of Cincinnati OH GO, Series A, 4.00%, 12/01/25	150	150,567
City of Cincinnati OH Water System Revenue RB, 4.00%, 12/01/30 (PR 12/01/25)	2,000	2,005,579
City of Cleveland OH GO, 5.00%, 12/01/25	140	143,135
City of Columbus OH GO 4.00%, 08/15/25	45	45,207
Series 1, 5.00%, 07/01/25	885	902,903
Series A, 4.00%, 04/01/25	250	250,892
Series A, 5.00%, 04/01/25	530	539,122
City of Columbus OH GOL 5.00%, 07/01/25	175	178,540
Series B, 4.00%, 07/01/25	35	35,149
City of Columbus OH RB, Series A, 5.00%, 07/01/25	205	209,147
Cleveland Department of Public Utilities Division of Water RB, 5.00%, 01/01/25	780	790,594
County of Franklin OH Sales Tax Revenue RB, 5.00%, 06/01/25	170	173,139
County of Hamilton OH Sales Tax Revenue RB, Series A, 5.00%, 12/01/25	135	138,159
Ohio State University (The) RB, 5.00%, 12/01/25	560	572,202
Ohio Turnpike & Infrastructure Commission RB, 5.00%, 02/15/25	985	999,657
Ohio Water Development Authority RB 5.00%, 06/01/25	200	203,693

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
Series A, 5.00%, 06/01/25	$435	$443,033
Series A, 5.00%, 12/01/25	530	543,148
Ohio Water Development Authority Water Pollution Control Loan Fund RB
5.00%, 06/01/25	430	437,941
5.00%, 12/01/25	250	256,202
Series 2015-A, 5.00%, 12/01/25	675	691,745
Series B, 5.00%, 12/01/25	160	163,969
State of Ohio GO
4.00%, 05/01/25	150	150,552
5.00%, 08/01/25	810	827,062
5.00%, 08/01/25 (ETM)	5	5,103
5.00%, 09/01/25	165	168,642
5.00%, 10/01/25	445	455,277
5.00%, 11/01/25	150	153,591
5.00%, 05/01/26 (PR 05/01/25)	1,000	1,017,671
Series A, 5.00%, 06/15/25	285	290,570
Series A, 5.00%, 09/01/25	460	470,154
Series A, 5.00%, 09/15/25	285	291,427
Series A, 5.00%, 05/01/37 (PR 05/01/25)	345	351,097
Series B, 5.00%, 09/01/25	225	229,966
Series B, 5.00%, 09/15/25	615	628,868
Series S, 5.00%, 05/01/25	185	188,323
Series V, 5.00%, 05/01/25	315	320,658
State of Ohio RB
5.00%, 04/01/25	295	299,670
Series A, 5.00%, 02/01/25	50	50,697
Series C, 5.00%, 12/01/25	145	148,393
Series-A, 5.00%, 06/01/25	630	641,150

		17,586,861

Oklahoma — 0.4%
City of Oklahoma City OK GO, 5.00%, 03/01/25	95	96,537
Grand River Dam Authority RB
Series A, 4.00%, 06/01/25	160	159,939
Series A, 5.00%, 06/01/25	650	660,006
Oklahoma Capitol Improvement Authority RB, Series A, 4.00%, 07/01/25	110	110,098
Oklahoma City Water Utilities Trust RB, 5.00%, 07/01/25	385	391,916
Oklahoma Turnpike Authority RB, Series E, 5.00%, 01/01/25	210	212,709
Oklahoma Water Resources Board RB, 5.00%, 04/01/25	365	371,181

		2,002,386

Oregon — 2.0%
City of Eugene OR Electric Utility System Revenue RB, Series A, 5.00%, 08/01/25	15	15,298
City of Portland OR GOL, 5.00%, 06/15/25	95	96,782
City of Portland OR Sewer System Revenue RB, Series A, 5.00%, 06/15/25	320	326,001
City of Portland Sewer System Revenue RB
5.00%, 03/01/25	110	111,722
5.00%, 06/01/25	260	264,761
Clackamas & Washington Counties School District No. 3 GO
5.00%, 06/15/29 (PR 06/15/25) (GTD)	300	305,717
5.00%, 06/15/32 (PR 06/15/25) (SCH BD GTY)	3,000	3,057,167
Multnomah County School District No. 1 Portland/OR GO
5.00%, 06/15/25 (GTD)	1,230	1,253,261

Security	Par (000)	Value

Oregon (continued)
Series B, 5.00%, 06/15/25 (GTD)	$275	$280,201
Multnomah County School District No. 7 Reynolds, 0.00%, 06/15/36 (PR 06/15/25) (GTD)(a)	650	375,442
Portland Community College District GO, 5.00%, 06/15/25	660	672,481
Salem-Keizer School District No. 24J GO, Series-B, 5.00%, 06/15/25 (GTD)	275	280,201
State of Oregon Department of Transportation RB
Series A, 5.00%, 11/15/25	400	409,934
Series C, 5.00%, 11/15/25	100	102,484
State of Oregon GO
5.00%, 05/01/25	1,050	1,068,554
5.00%, 06/01/25	165	168,123
5.00%, 08/01/25	165	168,504
5.00%, 08/01/35 (PR 08/01/25)	550	561,305
Series H, 5.00%, 08/01/25	300	306,370
Series L, 5.00%, 08/01/25	225	229,778
Tri-County Metropolitan Transportation District of Oregon RB, 5.00%, 09/01/25	200	204,308

		10,258,394

Pennsylvania — 2.8%
City of Philadelphia PA GO, Series A, 5.00%, 08/01/25	390	396,495
City of Philadelphia PA Water & Wastewater Revenue RB
5.00%, 06/01/25	400	406,464
5.00%, 10/01/25	750	764,678
5.00%, 11/01/25	345	352,059
Series B, 5.00%, 11/01/25	155	158,171
Commonwealth of Pennsylvania GO
5.00%, 05/15/25	250	254,491
5.00%, 07/15/25	175	178,477
5.00%, 09/15/25 (AGM)	20	20,437
5.00%, 10/01/25	1,065	1,087,816
First Series, 5.00%, 01/01/25	1,530	1,550,781
First Series, 5.00%, 02/01/25 (AGM)	370	375,383
First Series, 5.00%, 08/15/25	1,115	1,138,236
First Series, 5.00%, 09/15/25	1,175	1,200,642
Second Series, 5.00%, 01/15/25	135	136,894
Second Series, 5.00%, 09/15/25	1,270	1,297,715
Series D, 5.00%, 08/15/25	145	148,022
County of Bucks PA GO, 5.00%, 06/01/25	140	142,801
County of Chester PA GOL, 5.00%, 07/15/25	100	102,103
Delaware County Authority RB, 5.00%, 12/01/25	60	61,211
Delaware River Joint Toll Bridge Commission RB, 5.00%, 07/01/25	105	106,971
Delaware River Port Authority RB
5.00%, 01/01/25	120	121,439
Series B, 5.00%, 01/01/25	295	298,973
Pennsylvania Higher Educational Facilities Authority RB, 5.00%, 10/01/25	365	373,226
Pennsylvania Infrastructure Investment Authority RB, 5.00%, 01/15/25	150	152,193
Pennsylvania State University (The) RB, 5.25%, 08/15/25	365	374,740
Pennsylvania Turnpike Commission RB 5.00%, 12/01/25	1,580	1,616,650
Series A, 5.00%, 12/01/25	810	828,789
Series A2, 5.00%, 12/01/25	560	572,990
Series B, 5.00%, 06/01/25	185	187,848
Philadelphia Authority for Industrial Development RB, 5.00%, 07/01/25	250	254,450

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Township of Lower Merion PA GO, 5.00%, 01/15/25	$55	$55,727

		14,716,872

Rhode Island — 0.4%
Narragansett Bay Commission RB, 5.00%, 02/01/30 (PR 02/01/25)	400	405,868
Rhode Island Commerce Corp. RB
5.00%, 06/15/25	190	192,846
Series B, 5.00%, 06/15/25	540	548,088
Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund RB
5.00%, 10/01/25	145	148,322
Series B, 5.00%, 10/01/25	135	138,093
State of Rhode Island GO
5.00%, 01/15/25	500	507,134
Series A, 5.00%, 08/01/25	105	107,176

		2,047,527

South Carolina — 0.8%
City of Charleston SC Waterworks & Sewer System Revenue RB, 5.00%, 01/01/32 (PR 01/01/25)	815	826,163
City of Columbia SC Waterworks & Sewer System Revenue RB, Series B, 5.00%, 02/01/25	265	268,985
County of Charleston SC GO, 5.00%, 11/01/25 (SAW)	480	491,756
Fort Mill School District No. 4 GO, Series A, 5.00%, 03/01/25, (SCSDE)	100	101,579
Greenville County School District RB, 5.00%, 12/01/25	500	510,694
Horry County School District/SC RB, 5.00%, 03/01/25	100	101,618
South Carolina Transportation Infrastructure Bank RB, Series-B, 5.00%, 10/01/25	1,770	1,810,220
State of South Carolina GO
5.00%, 04/01/25	125	127,065
5.00%, 04/01/25 (SAW)	200	203,304

		4,441,384

Tennessee — 2.6%
City of Memphis TN Electric System Revenue RB, 5.00%, 12/01/25	140	143,276
City of Memphis TN GO
5.00%, 04/01/25	200	203,194
Series A, 5.00%, 12/01/25	305	312,505
City of Memphis TN Sanitary Sewerage System Revenue RB, 5.00%, 10/01/25	655	669,154
County of Blount TN GO, 5.00%, 06/01/25	680	692,034
County of Hamilton TN GO
4.00%, 03/01/25	460	461,352
Series A, 5.00%, 04/01/25	150	152,520
County of Montgomery TN GO, 5.00%, 04/01/25	655	665,821
County of Putnam TN GO, 5.00%, 04/01/25	185	188,056
County of Shelby TN GO
5.00%, 04/01/25	420	427,345
Series A, 5.00%, 04/01/25	410	417,170
County of Sumner TN GO, 5.00%, 12/01/25	150	153,691
Metropolitan Government of Nashville & Davidson County TN Electric Revenue RB
5.00%, 05/15/25	220	224,051
Series A, 5.00%, 05/15/25	260	264,788
Metropolitan Government of Nashville & Davidson County TN GO
5.00%, 01/01/25	1,125	1,140,922
5.00%, 07/01/25	1,250	1,274,882
Series A, 5.00%, 07/01/25	290	295,773

Security	Par (000)	Value

Tennessee (continued)
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue RB
5.00%, 07/01/25	$260	$264,838
Series B, 5.00%, 07/01/25	300	305,583
State of Tennessee GO
5.00%, 02/01/25	580	588,438
5.00%, 09/01/25	210	214,486
5.00%, 08/01/29 (PR 08/01/25)	2,035	2,080,291
Series A, 5.00%, 08/01/25	525	535,701
Tennessee State School Bond Authority, 5.00%, 11/01/25 (ST INTERCEPT)	270	276,359
Tennessee State School Bond Authority RB
5.00%, 11/01/25 (ST HGR ED INTERCEPT PROG)	350	358,243
5.00%, 11/01/25 (ST INTERCEPT)	120	122,826
Series A, 5.00%, 11/01/25 (NPFGC)	455	465,716
Series B, 5.00%, 11/01/25	560	573,189

		13,472,204

Texas — 11.3%
Alamo Community College District GOL, 5.00%, 02/15/25	235	238,526
Alamo Regional Mobility Authority RB, 5.00%, 06/15/25	180	183,064
Aldine Independent School District GOL, 5.00%, 02/15/25	200	202,976
Alvin Independent School District/TX GO, 5.00%, 02/15/25 (PSF)	230	233,451
Arlington Independent School District/TX GO
5.00%, 02/15/25 (PSF)	165	167,331
Series B, 5.00%, 02/15/25 (PSF)	100	101,413
Austin Community College District, 5.00%, 08/01/25	390	397,685
Austin Community College District GOL
5.00%, 08/01/25	100	101,970
5.00%, 08/01/29 (PR 08/01/25)	870	886,405
Austin Independent School District, 5.00%, 08/01/25	270	275,320
Austin Independent School District GO
5.00%, 08/01/25 (PSF)	755	769,877
Series B, 5.00%, 08/01/25 (PSF)	255	260,025
Birdville Independent School District GO, Series B, 5.00%, 02/15/25 (PSF)	170	172,551
Board of Regents of the University of Texas System RB
Series B, 5.00%, 08/15/25	610	623,030
Series C, 5.00%, 08/15/25	330	337,049
Series J, 5.00%, 08/15/25	365	372,797
Central Texas Regional Mobility Authority RB, 5.00%, 01/01/25	135	136,327
City of Arlington TX GOL, 5.00%, 08/15/25	155	158,122
City of Austin TX GOL, 5.00%, 09/01/25	515	525,635
City of Austin TX Water & Wastewater System Revenue RB
5.00%, 11/15/25	200	204,573
5.00%, 11/15/25 (ETM)	45	45,946
City of Austin Water & Wastewater System Revenue RB, 5.00%, 11/15/25	515	526,775
City of Austin/TX GOL, 5.00%, 09/01/25	370	377,641
City of Dallas TX Waterworks & Sewer System Revenue RB
5.00%, 10/01/25	305	310,687
Series A, 5.00%, 10/01/25	100	101,865
City of Denton TX GOL, 5.00%, 02/15/25	110	111,443
City of Frisco TX GOL, 5.00%, 02/15/25	610	619,000
City of Garland GO, 5.00%, 02/15/25	405	410,619

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
City of Houston TX Airport System Revenue RB,
Series D, 5.00%, 07/01/25	$65	$66,021
City of Houston TX Combined Utility System Revenue RB
5.00%, 11/15/25	135	138,087
Series A, 0.00%, 12/01/25 (AGM)(a)	20	18,307
Series B, 5.00%, 11/15/25	325	332,431
Series D, 5.00%, 11/15/25	330	337,155
City of McKinney TX Waterworks & Sewer System Revenue RB, 5.00%, 03/15/25	15	15,220
City of Plano TX GOL
5.00%, 09/01/25	225	229,487
Series A, 5.00%, 09/01/25	145	147,891
City of San Antonio TX Electric & Gas Systems Revenue RB
5.00%, 02/01/25	560	566,714
Series ETM, 5.00%, 02/01/25 (ETM)	50	50,642
City of San Antonio TX GOL
5.00%, 02/01/25	50	50,666
5.00%, 08/01/25	890	907,255
Clear Creek Independent School District GO, 5.00%, 02/15/25 (PSF)	165	167,538
Conroe Independent School District GO, 5.00%, 02/15/25 (PSF)	30	30,450
County of Bexar TX GOL, 5.00%, 06/15/25	120	122,231
County of Bexar TX RB, 5.00%, 06/15/25	460	468,554
County of Collin TX GOL, 5.00%, 02/15/25	250	253,783
County of Dallas TX GOL, 5.00%, 08/15/25	500	510,073
County of Denton TX GOL, 5.00%, 05/15/25	190	193,129
County of Fort Bend TX GO, Series A, 5.00%, 03/01/25	110	111,594
County of Harris TX GOL
5.00%, 10/01/25	145	147,945
Series B, 5.00%, 10/01/25	425	433,633
County of Harris TX RB
5.00%, 08/15/25	455	463,299
Series A, 5.00%, 08/15/25	420	427,660
County of Montgomery TX GO, Series A, 5.00%, 03/01/25	120	121,723
Cypress-Fairbanks Independent School District GO, 5.00%, 02/15/25 (PSF)	1,265	1,283,982
Dallas Area Rapid Transit RB
5.00%, 12/01/25	2,210	2,261,263
5.00%, 12/01/31 (PR 12/01/25)	545	558,520
Dallas Fort Worth International Airport, 5.00%, 11/01/25	420	428,593
Dallas Fort Worth International Airport RB, 5.00%, 11/01/25	230	234,706
Dallas Independent School District, 5.00%, 02/15/25 (PSF-GTD)	530	537,620
Dallas Independent School District GO
5.00%, 02/15/25 (PSF)	670	679,633
Series A, 5.00%, 02/15/25 (PSF)	650	659,345
Denton Independent School District GO, 5.00%, 08/15/25 (PSF)	415	423,432
DeSoto Independent School District GO, 0.00%, 08/15/25 (PSF)(a)	200	183,725
Fort Bend Independent School District GO, 5.00%, 02/15/25 (PSF)	150	152,081
Fort Worth Independent School District GO, 5.00%, 02/15/25 (PSF)	1,040	1,056,130

Security	Par (000)	Value

Texas (continued)
Frisco Independent School District GO, Series A, 5.00%, 08/15/25 (PSF)	$395	$402,957
Grapevine-Colleyville Independent School District GO, 0.00%, 08/15/25 (PSF)(a)	200	186,246
Harris County Toll Road Authority (The) RB, 5.00%, 08/15/25	180	183,283
Irving Independent School District GO, 5.00%, 02/15/25 (PSF)	825	836,861
Judson Independent School District GO, 5.00%, 02/01/25 (PSF)	160	162,211
Katy Independent School District GO
Series A, 5.00%, 02/15/25 (PSF)	105	106,642
Series D, 5.00%, 02/15/25 (PSF)	35	35,547
Keller Independent School District/TX GO, Series A, 5.00%, 02/15/25 (PSF)	220	223,025
Killeen Independent School District GO, 5.00%, 02/15/25 (PSF)	100	101,501
Klein Independent School District GO, Series A, 5.00%, 08/01/25 (PSF)	40	40,815
Leander Independent School District GO
0.00%, 08/15/25 (PSF)(a)	330	306,125
Series A, 5.00%, 08/15/25 (PSF)	155	158,096
Series B, 0.00%, 08/15/25(a)	135	125,014
Lewisville Independent School District GO
5.00%, 08/15/25 (PSF)	885	902,828
Series B, 5.00%, 08/15/25	425	432,752
Lone Star College System GOL
5.00%, 02/15/25	400	405,851
5.00%, 08/15/25	40	40,813
5.00%, 09/15/25	270	275,745
Series B, 5.00%, 02/15/25	1,030	1,045,068
Lower Colorado River Authority RB
5.00%, 05/15/25	635	644,605
Series D, 5.00%, 05/15/25	140	142,118
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue, Series B, 5.00%, 11/01/25	180	184,170
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue RB
5.00%, 11/01/25	235	240,443
Series-A, 5.00%, 11/01/25	120	122,780
North East Independent School District/TX GO, 5.00%, 08/01/25 (PSF)	350	356,125
North Texas Municipal Water District RB, 5.00%, 06/01/25	335	340,325
North Texas Municipal Water District Upper East Fork Wastewater Interceptor Sys RB, 5.00%, 06/01/25	110	111,778
North Texas Municipal Water District Upper East Fork Wastewater Interceptor System RB, 5.00%, 06/01/25	90	91,454
North Texas Municipal Water District Water System Revenue RB, 5.00%, 09/01/25	770	784,398
North Texas Tollway Authority RB
5.00%, 01/01/25	325	328,859
6.50%, 01/01/43 (PR 01/01/25)	2,010	2,066,186
Series A, 5.00%, 01/01/25	270	272,991
Northside Independent School District GO
5.00%, 06/15/25 (PSF)	175	178,116
Series A, 5.00%, 08/15/25 (PSF)	100	101,962
Northwest Independent School District GO, Series B, 5.00%, 02/15/25 (PSF)	50	50,750

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Northwest Independent School District RB, 5.00%, 02/15/28 (PR 02/15/25)	$45	$45,596
Permanent University Fund - Texas A&M University System RB
4.50%, 07/01/25	80	80,876
Series A, 5.00%, 07/01/25	315	320,964
Permanent University Fund - University of Texas System RB
Series A, 5.00%, 07/01/25	270	275,331
Series B, 5.00%, 07/01/25	280	284,849
Pflugerville Independent School District RB, 5.00%, 02/15/25 (PSF)	200	203,127
Plano Independent School District GO, 5.00%, 02/15/25	150	152,175
Rockwall Independent School District GO, 5.00%, 02/15/25 (PSF)	110	111,581
Round Rock Independent School District GO
5.00%, 08/01/25	270	274,589
5.00%, 08/01/25 (PSF)	70	71,367
5.00%, 08/01/35 (PR 08/01/25) (PSF)	600	611,314
Series A, 5.00%, 08/01/25 (PSF)	350	356,837
San Antonio Independent School District/TX GO
5.00%, 02/15/25 (PSF)	320	324,802
5.00%, 08/15/25 (PSF)	505	515,349
San Antonio Water System RB
Series A, 5.00%, 05/15/25	185	188,324
Series C, 5.00%, 05/15/25	180	183,234
Spring Branch Independent School District RB, 5.00%, 02/01/25 (PSF)	205	208,108
Spring Independent School District GO, 5.00%, 08/15/25 (PSF)	340	346,849
State of Texas GO 5.00%, 04/01/25	325	329,966
5.00%, 10/01/25	1,255	1,282,352
Series A, 5.00%, 04/01/25	235	238,591
Series A, 5.00%, 08/01/25	200	203,771
State of Texas GOL, Series A, 5.00%, 08/01/25	275	280,185
Tarrant County College District GOL, 5.00%, 08/15/25	195	198,422
Tarrant Regional Water District Water Supply System Revenue RB, 5.00%, 03/01/25	230	233,273
Texas A&M University, 5.00%, 05/15/25	105	106,839
Texas A&M University RB
5.00%, 05/15/25	1,315	1,338,034
Series C, 5.00%, 05/15/25	865	880,152
Texas State Technical College RB
4.00%, 10/15/25	100	100,323
5.00%, 08/01/25 (AGM)	300	304,844
Texas State University System RB, 5.00%, 03/15/25	830	841,498
Texas Tech University System RB, 5.00%, 02/15/25	475	482,128
Texas Transportation Commission State Highway Fund RB
5.25%, 04/01/25	310	316,007
First Series, 5.00%, 10/01/25	440	449,508
Series A, 5.00%, 10/01/25	1,810	1,849,113
Texas Water Development Board RB
5.00%, 04/15/25	690	701,233
5.00%, 08/01/25	150	152,930
Series A, 5.00%, 04/15/25	205	208,338
Series A, 5.00%, 10/15/25	890	909,468
Series B, 5.00%, 04/15/25	1,545	1,570,153
Series B, 5.00%, 10/15/25	1,160	1,185,374

Security	Par (000)	Value

Texas (continued)
Trinity River Authority Central Regional Wastewater System Revenue RB, 5.00%, 08/01/25	$2,335	$2,378,633
Tyler Independent School District GO, 5.00%, 02/15/25 (PSF)	260	263,411
United Independent School District/TX GO, 5.00%, 08/15/35 PR	410	418,254
University of North Texas System RB
5.00%, 04/15/25	250	253,893
Series A, 5.00%, 04/15/25	300	304,672
University of Texas System (The) RB
5.00%, 08/15/25	395	403,437
Series E, 5.00%, 08/15/25	310	316,622
Series H, 5.00%, 08/15/25	325	331,942

		58,999,699

Utah — 1.2%
Central Utah Water Conservancy District GOL, 5.00%, 04/01/25	200	203,442
Davis School District GO, Series B, 5.00%, 06/01/25	80	81,416
Ogden City School District GO, 5.00%, 06/15/25 (GTD)	140	142,648
State of Utah GO
3.00%, 07/01/25	280	274,804
5.00%, 07/01/25	2,080	2,122,078
5.00%, 07/01/25 (PR 01/01/25)	700	709,188
University of Utah (The) RB
4.00%, 08/01/25	475	477,049
Series A, 4.00%, 08/01/25	75	75,324
Series A, 5.00%, 08/01/25	175	178,686
Series B1, 5.00%, 08/01/25 (SAP)	300	306,319
Utah State Building Ownership Authority RB, 5.00%, 05/15/25	565	574,052
Utah Transit Authority RB
5.00%, 06/15/25	395	401,599
5.00%, 06/15/35 (PR 06/15/25)	395	402,527
Series A, 5.00%, 06/15/37 (PR 06/15/25)	190	193,621
Utah Water Finance Agency RB, Series A, 5.00%, 03/01/25	240	243,571

		6,386,324

Vermont — 0.0%
University of Vermont & State Agricultural College RB, 5.00%, 10/01/25	40	40,798
Vermont Municipal Bond Bank RB, Series 5, 5.00%, 12/01/25	115	117,690

		158,488

Virginia — 4.9%
City of Alexandria VA GO, Series D, 5.00%, 07/01/25 (SAW)	140	142,719
City of Charlottesville VA GO, 4.00%, 07/15/25 (SAW)	125	125,504
City of Falls Church VA GO, 5.00%, 07/15/25	225	229,657
City of Hampton VA GO, 5.00%, 09/01/25 (SAW)	210	214,523
City of Newport News VA Water Revenue RB, 5.00%, 07/15/25	1,440	1,469,804
City of Norfolk VA GO, Series A, 5.00%, 10/01/25	145	148,376
City of Norfolk VA Water Revenue RB, Series B, 5.00%, 11/01/25	125	128,065
City of Richmond VA GO
5.00%, 03/01/25 (SAW)	175	177,831
Series B, 5.00%, 07/15/25 (SAW)	55	56,138
City of Richmond VA Public Utility Revenue RB, 5.00%, 01/15/25	405	410,922

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
City of Virginia Beach VA Storm Water Utility Revenue RB, 5.00%, 11/15/25	$385	$394,334
City of Virginia Beach VA Water & Sewer System Revenue RB, 5.00%, 10/01/25	100	102,328
Commonwealth of Virginia GO, Series B, 5.00%, 06/01/25	335	341,445
County of Arlington VA GO 5.00%, 08/15/25	150	153,334
Series A, 5.00%, 08/01/25 (SAW)	50	51,087
Series B, 5.00%, 08/15/25	100	102,223
County of Chesterfield VA Water & Sewer Revenue RB, 5.00%, 11/01/25	200	204,865
County of Fairfax VA GO, Series A, 5.00%, 10/01/25 (SAW)	245	250,476
County of Fairfax VA Sewer Revenue RB, 5.00%, 07/15/25	110	112,186
County of Henrico VA GO 5.00%, 07/15/25	130	132,691
Series A, 5.00%, 08/01/25 (SAW)	550	561,679
County of Loudoun VA GO, Series A, 5.00%, 12/01/25 (SAW)	1,000	1,025,210
Fairfax County Industrial Development Authority RB, 5.00%, 05/15/25	285	288,802
Hampton Roads Sanitation District RB, Series A, 4.00%, 08/01/25	105	105,382
Loudoun County Sanitation Authority RB, 5.00%, 01/01/25	35	35,503
Upper Occoquan Sewage Authority RB, 4.00%, 07/01/39 (PR 07/01/25)	2,000	2,007,219
Virginia Beach Development Authority RB, 5.00%, 04/01/25	165	167,771
Virginia College Building Authority RB 5.00%, 09/01/25	880	899,582
5.00%, 02/01/27 (PR 02/01/25)	2,025	2,054,709
5.00%, 02/01/31 (PR 02/01/25)	2,420	2,455,505
Series A, 5.00%, 02/01/25	400	406,064
Series A, 5.00%, 02/01/28 (PR 02/01/25)	240	243,521
Series A, 5.00%, 02/01/30 (PR 02/01/25)	300	304,401
Series B, 5.00%, 09/01/25	465	475,347
Series E, 5.00%, 02/01/25	805	817,204
Virginia Commonwealth Transportation Board RB 5.00%, 03/15/25	1,300	1,321,136
5.00%, 05/15/25	195	198,562
5.00%, 09/15/25	220	224,881
Series A, 5.00%, 05/15/25	790	804,429
Virginia Public Building Authority RB 5.00%, 08/01/25	1,620	1,654,124
Series A, 5.00%, 08/01/25	200	204,213
Series B, 5.00%, 08/01/25	1,400	1,429,491
Virginia Public School Authority RB 5.00%, 03/01/25 (SAW)	285	289,648
5.00%, 08/01/25	635	648,267
5.00%, 08/01/25 (SAW)	50	51,070
Series A, 5.00%, 08/01/25	200	204,179
Series B, 5.00%, 08/01/25	360	367,522
Series C, 5.00%, 08/01/25	480	490,029
Virginia Resources Authority Clean Water Revolving Fund RB, 5.00%, 10/01/25	65	66,429
Virginia Resources Authority RB 5.00%, 11/01/25	600	613,883

Security	Par (000)	Value

Virginia (continued)
Series C, 5.00%, 11/01/25	$30	$30,718
Series D, 4.00%, 11/01/25	55	55,268

		25,450,256

Washington — 5.2%
Central Puget Sound Regional Transit Authority RB 5.00%, 11/01/25	155	158,620
Series S-1, 5.00%, 11/01/25	820	839,153
Series S-1, 5.00%, 11/01/35 (PR 11/01/25)	1,375	1,406,053
Series S-1, 5.00%, 11/01/36 (PR 11/01/25)	320	327,227
Central Puget Sound Regional Transit Authority Sales & Rental Car Taxes Revenue RB, Series S-1, 5.00%, 11/01/30 (PR 11/01/25)	325	332,340
City of Seattle Municipal Light & Power Revenue RB, 5.00%, 07/01/25	500	509,872
City of Seattle WA Drainage & Wastewater Revenue RB 5.00%, 04/01/25	260	264,439
5.00%, 07/01/25	110	112,207
5.00%, 09/01/25	750	766,555
City of Seattle WA GOL 5.00%, 06/01/25	895	911,528
5.00%, 12/01/25	335	343,175
City of Seattle WA Municipal Light & Power Revenue RB Series B, 5.00%, 02/01/25	480	487,101
Series B, 5.00%, 04/01/25	310	315,207
Series C, 5.00%, 09/01/25	550	561,945
Series-A, 5.00%, 07/01/25	210	214,146
City of Seattle WA Water System Revenue RB 5.00%, 05/01/25	415	422,273
5.00%, 08/01/25	225	229,586
City of Tacoma WA Electric System Revenue RB, 5.00%, 01/01/25	110	111,494
City of Vancouver WA GOL, Series B, 5.00%, 12/01/25 .	190	194,637
Clark County Public Utility District No. 1 RB, 5.00%, 01/01/25	230	232,824
Clark County School District No. 114 Evergreen GO, 5.00%, 12/01/25 (SCH BD GTY)	235	240,735
Clark County School District No. 122 Ridgefield GO, 5.00%, 12/01/25	55	56,342
County of King GO, 5.00%, 07/01/25	50	50,931
County of King WA GOL 5.00%, 07/01/25	440	448,188
5.00%, 12/01/25	210	215,167
Series A, 4.00%, 01/01/25	125	125,218
County of King WA Sewer Revenue RB 5.00%, 01/01/25	200	202,489
5.00%, 07/01/34 (PR 01/01/25)	400	405,251
Series-B, 5.00%, 07/01/25	330	335,874
County of Kitsap WA GOL, 5.00%, 06/01/25	195	198,601
County of Pierce WA GO, 5.00%, 08/01/25	180	183,822
County of Pierce WA GOL 5.00%, 08/01/25	200	204,247
Series A, 5.00%, 07/01/25	155	158,136
County of Snohomish WA GOL, 5.00%, 12/01/25	445	455,860
County of Spokane WA GOL, Series B, 5.00%, 12/01/25	175	179,271
Energy Northwest RB 5.00%, 07/01/25	395	402,671
Series A, 5.00%, 07/01/25	2,420	2,466,995
Series C, 5.00%, 07/01/25	1,095	1,116,264

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
King County School District No. 405 Bellevue GO, 5.00%, 12/01/25 (GTD)	$160	$163,905
King County School District No. 410 Snoqualmie Valley GO, 5.00%, 12/01/25 (GTD)	330	338,053
King County School District No. 415 Kent GO, 5.00%, 12/01/25 (GTD)	225	230,264
Kitsap County School District No. 401 Central Kitsap GO, 5.00%, 12/01/25	145	148,393
Pierce County School District No 10 Tacoma GO, 5.00%, 12/01/25	250	255,849
Pierce County School District No 402 Franklin Pierce GO, 5.00%, 12/01/25	105	107,457
Port of Seattle WA RB 4.00%, 02/01/25	155	155,105
5.00%, 02/01/25	220	222,798
Port of Tacoma WA RB, Series A, 4.00%, 12/01/25	115	115,184
Snohomish County School District No. 201 Snohomish GO, 5.00%, 12/01/25, (SCH BD GTY)	220	225,147
Snohomish County School District No. 4 Lake Stevens GO, 5.00%, 12/01/25	70	71,638
Spokane County School District No. 356 Central Valley GO, 5.00%, 12/01/25	90	92,106
State of Washington COP 5.00%, 01/01/25	250	253,111
5.00%, 07/01/25 (ST INTERCEPT)	415	422,388
Series C, 5.00%, 07/01/25	95	96,691
State of Washington GO 5.00%, 02/01/25	1,225	1,242,973
5.00%, 07/01/25	1,230	1,253,686
5.00%, 08/01/25	165	168,335
Series A, 5.00%, 08/01/25	225	229,548
Series A-1, 5.00%, 08/01/25	390	397,884
Series B, 5.00%, 06/01/25	190	193,538
Series B, 5.00%, 08/01/25	140	142,830
Series D, 5.00%, 02/01/25	150	152,201
Series D, 5.00%, 06/01/25	775	789,432
Series E, 5.00%, 06/01/25	700	713,035
Series F, 0.00%, 12/01/25 (AMBAC)(a)	410	378,280
Series R-2018C, 5.00%, 08/01/25	350	357,075
Series R-2018D, 5.00%, 08/01/25	625	637,634
Series R-2020D, 5.00%, 07/01/25	130	132,503
University of Washington RB 5.00%, 04/01/25	625	635,757
5.00%, 12/01/25	180	183,994
Series B, 4.00%, 06/01/25	265	266,069

		26,959,307

West Virginia — 0.4%
State of West Virginia GO 5.00%, 06/01/25	120	122,235

Security	Par (000)	Value

West Virginia (continued)
5.00%, 12/01/25	$150	$153,600
Series A, 5.00%, 06/01/25	745	758,873
West Virginia Commissioner of Highways RB 5.00%, 09/01/25	220	224,309
Series A, 5.00%, 09/01/25	590	601,555
West Virginia State School Building Authority Lottery Revenue RB, Series A, 5.00%, 07/01/25	285	290,534

		2,151,106

Wisconsin — 1.7%
Hamilton School District/WI GO, 5.00%, 04/01/25	180	183,023
State of Wisconsin Environmental Improvement Fund Revenue RB, Series A, 5.00%, 06/01/25	1,580	1,610,883
State of Wisconsin GO 5.00%, 05/01/25	375	381,955
5.00%, 05/01/32 (PR 05/01/25)	720	732,724
Series 2, 4.00%, 11/01/25	170	170,958
Series 2, 5.00%, 11/01/25	2,545	2,607,895
Series A, 5.00%, 05/01/25	575	585,665
Series B, 5.00%, 05/01/25	650	662,056
State of Wisconsin RB, Series A, 5.00%, 05/01/25	325	330,743
Wisconsin Department of Transportation RB Series 1, 5.00%, 07/01/25	700	714,388
Series 2, 5.00%, 07/01/25	880	898,088

		8,878,378

Total Long-Term Investments — 98.5% (Cost: $528,900,963)		514,309,730

	Shares

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Liquidity Funds: MuniCash, 3.82%(b)(c)	3,614,207	3,614,207

Total Short-Term Securities — 0.7% (Cost: $3,614,198)		3,614,207

Total Investments — 99.2% (Cost: $532,515,161)		517,923,937

Other Assets Less Liabilities — 0.8%		4,133,997

Net Assets — 100.0%		$522,057,934

(a)	Zero-coupon bond.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2025 Term Muni Bond ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds: MuniCash	$1,305,035	$2,309,972	(a)	$—	$(809)	$9	$3,614,207	3,614,207	$50,573	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Debt Obligations	$—	$514,309,730	$—	$514,309,730
Short-Term Securities
Money Market Funds	3,614,207	—	—	3,614,207

	$3,614,207	$514,309,730	$—	$517,923,937

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2026 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 1.7%
Alabama Federal Aid Highway Finance Authority RB 5.00%, 09/01/26	$235	$242,515
Series A, 5.00%, 09/01/36 (PR 09/01/26)	1,250	1,293,372
Series B, 5.00%, 09/01/26	1,290	1,331,254
Alabama Highway Finance Corp., 5.00%, 08/01/26	120	123,518
Alabama Public School and College Authority RB 5.00%, 05/01/26 (Call 05/01/25)	45	45,658
Series A, 5.00%, 11/01/26	425	440,514
Series B, 5.00%, 01/01/26 (Call 07/01/24)	510	513,011
Series C, 5.00%, 06/01/26 (Call 12/01/24)	150	151,208
Black Belt Energy Gas District RB, VRDN,4.00%, 10/01/52 (Put 12/01/26)(a)	300	288,961
City of Huntsville AL GOL, 5.00%, 05/01/26	40	41,226
State of Alabama GO 5.00%, 08/01/26	80	82,556
5.00%, 11/01/26 (Call 02/01/26)	100	102,682
Series C, 5.00%, 08/01/27 (Call 08/01/26)	430	443,997
University of Alabama (The) RB 5.00%, 07/01/26	110	113,818
Series C, 5.00%, 07/01/26	220	227,636

		5,441,926

Arizona — 2.2%
Arizona Department of Transportation State Highway Fund Revenue RB, 5.00%, 07/01/26	285	294,160
Arizona State University RB, Series A, 5.00%, 07/01/26	45	46,527
Arizona Transportation Board RB, Series A, 5.00%, 07/01/26	430	443,489
City of Glendale AZ Water & Sewer Revenue RB, 5.00%, 07/01/26 (Call 07/01/25)	310	315,167
City of Phoenix AZ GO 4.00%, 07/01/26	230	231,322
5.00%, 07/01/26	770	794,353
5.00%, 07/01/27 (Call 07/01/26)	435	448,571
City of Phoenix Civic Improvement Corp., 5.00%, 07/01/26	450	463,887
City of Phoenix Civic Improvement Corp. RB 5.00%, 07/01/26	235	242,553
5.00%, 07/01/27 (Call 07/01/26)	360	370,955
5.50%, 07/01/26 (NPFGC)	40	41,736
City of Tucson AZ Water System Revenue RB, 5.00%, 07/01/26	170	175,246
County of Pima AZ Sewer System Revenue RB, 5.00%, 07/01/26	325	335,445
County of Pima Sewer System Revenue, 5.00%, 07/01/26	415	428,338
Salt River Project Agricultural Improvement & Power District RB 5.00%, 01/01/26	370	379,423
Series A, 5.00%, 01/01/26	1,460	1,497,183
State of Arizona Lottery Revenue RB, 5.00%, 07/01/26	130	134,045
University of Arizona (The) RB 5.00%, 06/01/26	60	61,832
Series A, 4.00%, 06/01/28 (Call 06/01/26)	290	288,317

		6,992,549

Arkansas — 0.0%
State of Arkansas GO
5.00%, 04/01/26 (Call 10/01/24)	115	116,044
5.00%, 10/01/26 (Call 10/01/24)	20	20,180

		136,224

Security	Par (000)	Value

California — 12.7%
91 Express Lanes Toll Road, 5.00%, 08/15/26	$200	$207,622
Alameda Unified School District-Alameda County, 0.00%, 08/01/26 (AGM)(b)	105	93,716
Alvord Unified School District GO, Series B, 0.00%, 08/01/26 (AGM)(b)	55	48,997
Anaheim Housing & Public Improvements Authority RB, 5.00%, 10/01/26	500	520,044
Bay Area Toll Authority RB, 5.00%, 04/01/26	115	118,794
Beverly Hills Unified School District CA GO, 0.00%, 08/01/26(b)	100	90,050
California Health Facilities Financing Authority RB, 5.00%, 11/15/26 (Call 11/15/25)	115	117,629
California Infrastructure & Economic Development Bank RB 4.00%, 10/01/35 (PR 10/01/26)	100	101,513
5.00%, 10/01/26	75	78,239
5.00%, 10/01/26 (Call 04/01/26)	55	56,985
5.00%, 10/01/27 (Call 04/01/26)	240	248,782
5.00%, 10/01/27 (PR 10/01/26)	100	104,262
5.00%, 10/01/28 (Call 04/01/26)	60	62,107
California State Public Works Board RB 4.00%, 10/01/28 (Call 10/01/26)	175	175,801
5.00%, 04/01/26	250	257,838
5.00%, 08/01/26	190	196,774
5.00%, 09/01/26	75	77,766
Series A, 5.00%, 09/01/26 (Call 09/01/24)	290	292,605
Series B, 5.00%, 04/01/26	130	134,076
Series B, 5.00%, 10/01/26 (Call 10/01/24)	140	141,390
Series C, 5.00%, 11/01/27 (Call 11/01/26)	165	170,877
Series D, 4.00%, 04/01/28 (Call 10/01/26)	250	251,165
California State University RB 5.00%, 11/01/26	265	276,202
5.00%, 11/01/26 (Call 05/01/26)	110	114,014
Series A, 5.00%, 11/01/26	375	390,852
Series A, 5.00%, 11/01/26 (Call 11/01/25)	165	169,471
Series A, 5.00%, 11/01/28 (Call 05/01/26)	230	237,575
Campbell Union High School District GO, 5.00%, 08/01/27 (Call 08/01/26)	145	150,777
Carlsbad Unified School District GO, 5.00%, 08/01/27 (Call 08/01/26)	80	82,863
City of Long Beach CA Airport System Revenue RB, 5.00%, 06/01/26 (AGM)	355	366,015
City of Los Angeles CA Wastewater System Revenue RB, Series B, 5.00%, 06/01/26	120	124,382
City of Los Angeles Department of Airports RB, 5.00%, 05/15/26	385	397,853
City of Los Angeles Solid Waste Resources Revenue, 5.00%, 02/01/26	150	154,801
City of San Francisco CA Public Utilities Commission Water Revenue RB 5.00%, 11/01/27 (Call 11/01/26)	350	365,090
5.00%, 11/01/28 (Call 11/01/26)	230	239,743
Series D, 5.00%, 11/01/26	240	250,284
Contra Costa Transportation Authority Sales Tax Revenue RB, 4.00%, 03/01/26 (Call 03/01/25)	205	206,037
Contra Costa Water District RB, Series U, 5.00%, 10/01/26	50	52,244
East Bay Municipal Utility District Water System Revenue RB 5.00%, 06/01/26	170	176,250
5.00%, 06/01/26 (Call 06/01/25)	60	61,238

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2026 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
East Side Union High School District GO, 5.00%, 08/01/28 (Call 08/01/26)	$310	$321,015
El Camino Community College District Foundation (The) GO, 5.00%, 08/01/28 (Call 08/01/26)	220	227,700
El Camino Community College District Foundation GO, Series C, 0.00%, 08/01/26(b)	150	134,385
Escondido Union High School District GO, Series A, 0.00%, 08/01/26 (AGC)(b)	50	44,675
Evergreen School District GO, 0.00%, 08/01/26 (AGC)(b)	80	71,383
Folsom Cordova Unified School District School Facilities Improvement Dist No. 4 GO, Series A, 0.00%, 10/01/26 (NPFGC)(b)	100	88,382
Grossmont Union High School District GO 0.00%, 08/01/26(b)	725	645,519
0.00%, 08/01/26 (AGM)(b)	90	80,198
Long Beach Unified School District GO, 5.00%, 08/01/27 (Call 08/01/26)	215	223,037
Los Angeles Community College District, 5.00%, 08/01/26	1,000	1,041,772
Los Angeles Community College District/CA GO 5.00%, 08/01/26	410	427,126
Series C, 5.00%, 06/01/26	180	187,024
Series G, 5.00%, 08/01/26 (PR 08/01/24)	70	70,718
Series I, 4.00%, 08/01/26	105	106,077
Los Angeles County Metropolitan Transportation Authority RB 5.00%, 07/01/26	335	348,443
5.00%, 07/01/26 (Call 07/01/25)	140	143,276
5.00%, 06/01/27 (Call 06/01/26)	165	170,297
Series A, 5.00%, 06/01/26	240	249,064
Series A, 5.00%, 06/01/28 (Call 06/01/26)	140	144,281
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue RB, 5.00%, 07/01/26	815	847,704
Los Angeles County Public Works Financing Authority RB 5.00%, 12/01/26 (Call 12/01/25)	100	102,758
Series A, 5.00%, 12/01/26 (Call 12/01/24)	80	81,059
Los Angeles Department of Water & Power Power System Revenue RB, 5.00%, 07/01/26	230	238,635
Los Angeles Department of Water & Power RB 5.00%, 07/01/26	75	77,816
5.00%, 07/01/26 (Call 06/01/26)	130	134,737
Series A, 5.00%, 07/01/26	310	321,638
Los Angeles Department of Water & Power System Revenue RB Series A, 5.00%, 07/01/26	380	394,266
Series B, 5.00%, 07/01/26 (Call 06/01/26)	295	305,749
Los Angeles Department of Water & Power Water System Revenue RB 5.00%, 07/01/26	145	150,444
5.00%, 07/01/26 (Call 01/01/26)	440	453,808
Los Angeles Department of Water RB 5.00%, 07/01/26	155	160,819
Series A, 5.00%, 07/01/26 (Call 07/01/24)	90	90,736
Los Angeles Unified School District/CA GO 5.00%, 07/01/26	215	222,739
Series A, 5.00%, 07/01/26	695	720,017
Series B, 5.00%, 07/01/28 (Call 07/01/26)	620	643,321
Series C, 5.00%, 07/01/26	105	108,779
Series C, 5.00%, 07/01/26 (Call 07/01/24)	795	800,507
Series D, 5.00%, 07/01/26 (Call 07/01/24)	235	236,628

Security	Par (000)	Value

California (continued)
Metropolitan Water District of Southern California RB 5.00%, 10/01/26	$155	$161,650
Series A, 2.50%, 07/01/26	280	264,987
Series A, 5.00%, 07/01/26	260	269,895
Midpeninsula Regional Open Space District Field Employees Corp. GOL, 5.00%, 09/01/27 (Call 09/01/26)	100	104,111
Municipal Improvement Corp. of Los Angeles RB, Series B, 5.00%, 11/01/26	415	433,264
Newport Mesa Unified School District GO, 0.00%, 08/01/26 (NPFGC)(b)	190	169,992
Palo Alto Unified School District GO, 0.00%, 08/01/26(b)	335	300,450
Palos Verdes Peninsula Unified School District GO, 0.00%, 11/01/26 (NPFGC)(b)	165	145,911
Port of Los Angeles RB, Series C2, 5.00%, 08/01/26	120	124,725
Rancho Water District Financing Authority RB, Series B, 5.00%, 08/01/28 (PR 08/01/26)	40	41,510
Riverside County Transportation Commission Sales Tax Revenue, 5.00%, 06/01/26	200	206,853
Riverside County Transportation Commission Sales Tax Revenue RB, 3.00%, 06/01/26 (Call 06/01/24)	820	793,919
Sacramento County Sanitation Districts Financing Authority RB, 5.00%, 08/01/26 (Call 08/01/25)	80	81,845
Sacramento Municipal Utility District RB 5.00%, 07/01/26 (Call 07/01/25)	200	203,836
5.00%, 08/15/26	65	67,652
San Diego Community College District GO, 4.00%, 08/01/28 (Call 08/01/26)	100	101,001
San Diego County Regional Transportation Commission, 5.00%, 04/01/26	200	206,926
San Diego County Water Authority RB, 5.00%, 05/01/26 (Call 05/01/25)	100	101,923
San Diego Public Facilities Financing Authority RB, 5.00%, 08/01/26	325	338,402
San Diego Unified School District/CA 5.50%, 07/01/26 (AGM)	335	352,061
5.50%, 07/01/26 (ETM) (AGM)	25	26,150
San Diego Unified School District/CA GO Series A, 0.00%, 07/01/26(b)	20	18,021
Series A, 0.00%, 07/01/26 (ETM)(b)	30	27,032
Series R-5, 5.00%, 07/01/26	100	103,832
San Francisco Bay Area Rapid Transit District GO 4.00%, 08/01/26	55	55,493
5.00%, 08/01/26	200	207,396
Series D, 5.00%, 08/01/26 (Call 08/01/25)	65	66,314
San Francisco City & County Airport Commission San Francisco International Airport RB, Series A, 5.00%, 05/01/26	340	351,161
San Francisco City & County Public Utilities Commission Wastewater Revenue RB, 5.00%, 10/01/26	500	520,748
San Jose Evergreen Community College District GO, Series A, 5.00%, 09/01/26 (PR 09/01/24)	100	101,094
San Mateo County Community College District GO Series A, 0.00%, 09/01/26 (NATL)(b)	275	245,682
Series B, 0.00%, 09/01/26 (NPFGC)(b)	95	84,872
San Mateo Union High School District GO, 4.00%, 09/01/28 (Call 09/01/26)	925	934,476
Santa Barbara Community College District GO 5.00%, 08/01/27 (Call 08/01/26)	100	103,844
5.00%, 08/01/28 (Call 08/01/26)	120	124,742

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2026 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Santa Clara County Financing Authority RB, 5.00%, 05/01/26	$150	$155,033
Santa Clara Unified School District GO, 5.00%, 07/01/26 (Call 07/01/24)	115	115,895
Santa Clara Valley Transportation Authority RB, Series A, 5.00%, 06/01/26	100	103,777
Santa Clara Valley Water District COP, Series A, 5.00%, 02/01/29 (Call 02/01/26)	350	360,521
Santa Monica Community College District GO, 0.00%, 08/01/26(b)	500	444,946
Santa Monica-Malibu Unified School District GO, Series D, 4.00%, 08/01/26 (PR 08/01/25)	40	40,321
Southern California Public Power Authority RB, Series C, 5.00%, 07/01/26 (Call 01/01/25)	70	71,043
State of California Department of Water Resources RB 5.00%, 12/01/26	255	266,783
Series AV, 5.00%, 12/01/26 (Call 06/01/26)	80	82,938
Series AW, 5.00%, 12/01/27 (Call 12/01/26)	200	208,852
Series AW, 5.00%, 12/01/28 (Call 12/01/26)	635	662,361
State of California GO
4.00%, 04/01/26	100	100,569
4.00%, 11/01/26	850	857,123
4.00%, 09/01/27 (Call 09/01/26)	130	130,845
4.00%, 08/01/28 (Call 08/01/26)	80	80,354
4.00%, 09/01/28 (Call 09/01/26)	435	437,013
5.00%, 03/01/26 (Call 03/01/25)	230	233,784
5.00%, 04/01/26	345	355,414
5.00%, 08/01/26	885	915,850
5.00%, 08/01/26 (Call 08/01/25)	615	628,554
5.00%, 09/01/26	890	921,607
5.00%, 10/01/26	495	513,176
5.00%, 10/01/26 (Call 04/01/26)	310	319,802
5.00%, 11/01/26	905	939,338
5.00%, 12/01/26	50	51,954
5.00%, 08/01/27 (Call 08/01/26)	305	315,654
5.00%, 09/01/27 (Call 09/01/26)	185	191,679
5.00%, 08/01/28 (Call 08/01/26)	410	424,026
5.00%, 09/01/28 (Call 09/01/26)	1,350	1,397,629
Series B, 5.00%, 09/01/26	800	828,411
Series C, 5.00%, 08/01/27 (Call 08/01/26)	660	683,054
Series C, 5.00%, 08/01/28 (Call 08/01/26)	805	832,540
University of California RB
4.00%, 05/15/26	345	347,657
5.00%, 05/15/26	500	517,920
Series AM, 5.00%, 05/15/26 (Call 05/15/24)	210	211,475
Series AV, 5.00%, 05/15/26	210	217,526
Series AY, 5.00%, 05/15/26	170	176,093
Series I, 5.00%, 05/15/26 (Call 05/15/25)	425	431,697

		41,194,239

Colorado — 0.8%
Board of Governors of Colorado State University System, 5.00%, 03/01/26 (ST HGR ED INTERCEPT PROG)	505	517,493
City & County of Denver Co. Airport System Revenue RB, 5.00%, 11/15/26	440	454,756
City & County of Denver Co. GO, Series A, 5.00%, 08/01/26	45	46,557
City of Colorado Springs CO Utilities System Revenue RB, Series A2, 5.00%, 11/15/26	50	51,793
Colorado Health Facilities Authority, 5.00%, 11/01/26	200	202,875
Denver City & County School District No. 1 GO 4.00%, 12/01/26 (Call 12/01/25) (SAW)	130	130,246

Security	Par (000)	Value

Colorado (continued)
5.00%, 12/01/26 (SAW)	$230	$238,717
5.00%, 12/01/27 (Call 12/01/26)	220	227,855
5.50%, 12/01/26 (SAW)	195	205,205
E-470 Public Highway Authority RB, 0.00%, 09/01/26 (NPFGC)(b)	250	221,662
University of Colorado RB, Series A-2, 5.00%, 06/01/26	310	319,233

		2,616,392

Connecticut — 2.0%
Connecticut State Health & Educational Facilities Authority RB, 2.80%, 07/01/57 (Put 02/03/26)	400	385,459
State of Connecticut GO
4.00%, 03/15/26	210	210,776
4.00%, 06/01/26	205	205,911
5.00%, 04/15/26	170	174,744
5.00%, 08/01/26	300	309,506
Series A, 5.00%, 03/15/26	390	400,458
Series A, 5.00%, 04/15/26	1,155	1,187,232
Series B, 4.00%, 06/01/26	100	100,445
Series B, 5.00%, 05/15/26	325	334,419
Series B, 5.00%, 05/15/27 (Call 05/15/26)	155	159,513
Series D, 5.00%, 09/15/26	355	366,830
Series E, 5.00%, 10/15/26	180	186,202
Series F, 5.00%, 09/15/26	205	211,831
State of Connecticut Special Tax Revenue RB
5.00%, 09/01/26 (Call 09/01/24)	165	166,278
Series A, 5.00%, 05/01/26	780	802,223
Series A, 5.00%, 09/01/27 (Call 09/01/26)	530	547,404
Series A, 5.00%, 09/01/28 (Call 09/01/26)	185	190,222
Series B, 5.00%, 09/01/28 (Call 09/01/26)	150	154,234
Series C, 5.00%, 10/01/26	80	82,714
Series D, 5.00%, 11/01/26	425	439,904

		6,616,305

Delaware — 0.9%
Delaware Transportation Authority RB
5.00%, 07/01/26	670	691,705
5.00%, 09/01/26	320	330,407
5.00%, 07/01/27 (Call 07/01/26)	275	283,861
State of Delaware GO
5.00%, 02/01/26	150	154,277
5.00%, 03/01/26	165	169,898
5.00%, 07/01/26	150	155,168
5.00%, 10/01/26	105	109,003
5.00%, 07/01/28 (Call 07/01/26)	260	268,712
Series A, 5.00%, 01/01/26	350	359,574
Series D, 5.00%, 07/01/27 (Call 07/01/26)	360	372,248

		2,894,853

District of Columbia — 1.3%
District of Columbia GO
Series A, 5.00%, 06/01/26 (Call 06/01/25)	355	360,651
Series A, 5.00%, 10/15/26	235	243,763
Series A, 5.00%, 06/01/27 (Call 06/01/26)	175	179,926
Series B, 5.00%, 06/01/26 (Call 06/01/25)	130	132,069
Series D, 5.00%, 06/01/26	85	87,722
Series D, 5.00%, 06/01/27 (Call 12/01/26)	325	335,674
Series D, 5.00%, 06/01/28 (Call 12/01/26)	200	206,980
District of Columbia RB
5.00%, 12/01/26	560	578,420
Series C, 5.00%, 05/01/26	75	77,263
Series C, 5.00%, 10/01/26	965	999,083

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2026 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

District of Columbia (continued)
District of Columbia Water & Sewer Authority RB, 5.00%, 10/01/26	$220	$227,822
Washington Metropolitan Area Transit Authority RB 5.00%, 07/01/26	240	246,792
Series A, 5.00%, 07/15/26	515	530,220

		4,206,385

Florida — 3.5%
County of Miami-Dade FL Aviation Revenue RB, Series B, 5.00%, 10/01/26 (Call 10/01/25)	420	419,882
County of Miami-Dade FL GO, 5.00%, 11/01/26 (Call 11/01/24)	1,000	1,010,902
County of Miami-Dade FL Transit System RB, 5.00%, 07/01/27 (Call 07/01/26)	315	322,497
County of Miami-Dade FL Water & Sewer System Revenue RB, 5.00%, 10/01/26 (Call 10/01/25)	840	853,995
Florida Department of Environmental Protection RB
5.00%, 07/01/26	550	565,987
5.00%, 07/01/26 (Call 07/01/25)	530	538,065
Series A, 5.00%, 07/01/26 (Call 07/01/25)	165	167,511
Series A, 5.00%, 07/01/27 (Call 07/01/26)	455	466,639
Hillsborough County Aviation Authority RB, 5.00%, 10/01/26	200	206,394
Orange County School Board COP, 5.00%, 08/01/26	160	164,691
Orlando Utilities Commission RB, Series A, 5.00%, 10/01/26	150	155,172
Palm Beach County School District, 5.00%, 08/01/26	375	386,982
Reedy Creek Improvement District GOL
5.00%, 06/01/27 (Call 06/01/26)	300	306,760
Series A, 5.00%, 06/01/26	130	132,748
School Board of Miami-Dade County (The) COP
5.00%, 02/01/29 (Call 02/01/26)	350	355,872
Series D, 5.00%, 02/01/27 (Call 02/01/26)	255	260,101
School Board of Miami-Dade County (The) GO, 5.00%, 03/15/28 (Call 03/15/26)	100	102,464
School District of Broward County/FL COP
Series A, 5.00%, 07/01/27 (Call 07/01/26)	200	204,811
Series B, 5.00%, 07/01/26	145	149,623
Series B, 5.00%, 07/01/27 (Call 07/01/26)	215	220,172
Series C, 5.00%, 07/01/26	200	206,377
State of Florida Department of Transportation RB, 5.00%, 07/01/26	175	180,849
State of Florida Department of Transportation Turnpike System Revenue RB
5.00%, 07/01/26	65	67,056
5.00%, 07/01/26 (Call 07/01/25)	130	132,188
Series C, 5.00%, 07/01/27 (Call 07/01/26)	185	190,204
State of Florida GO
5.00%, 06/01/26	140	144,553
5.00%, 07/01/26	295	304,708
5.00%, 07/01/26 (Call 07/01/25)	175	178,436
5.00%, 06/01/27 (Call 06/01/26)	160	164,782
Series A, 5.00%, 07/01/26	95	98,126
Series B, 5.00%, 06/01/26 (Call 06/01/24)	40	40,345
Series B, 5.00%, 07/01/26	240	247,898
Series C, 5.00%, 06/01/26	125	129,065
Series C, 5.00%, 06/01/28 (Call 06/01/26)	50	51,507
Series E, 5.00%, 06/01/26 (Call 06/01/25)	275	280,181
State of Florida Lottery Revenue RB
5.00%, 07/01/26	355	366,045

Security	Par (000)	Value

Florida (continued)
5.00%, 07/01/27 (Call 07/01/26)	$145	$149,005
Series A, 5.00%, 07/01/26	1,190	1,227,026

		11,149,619

Georgia — 2.2%
Athens-Clarke County GA Unified Government Water & Sewerage Revenue RB, 5.00%, 01/01/26 (Call 01/01/25)	150	151,748
City of Atlanta GA Department of Aviation RB, 5.00%, 07/01/26	100	102,881
City of Atlanta GA GO, 5.00%, 12/01/26	850	882,465
City of Atlanta GA Water & Wastewater Revenue RB, 5.00%, 11/01/26	275	284,881
County of Carroll GA GO, 5.00%, 06/01/26	85	87,532
County of Forsyth GA GO
5.00%, 03/01/26 (Call 03/01/25)	40	40,539
5.00%, 03/01/26 (PR 03/01/25)	20	20,300
Forsyth County School District GO, 5.00%, 02/01/27 (Call 02/01/26)	245	251,662
Georgia Ports Authority RB, 5.00%, 07/01/26	160	165,060
Georgia State Road & Tollway Authority RB, 5.00%, 06/01/26	520	535,488
Gwinnett County School District GO, Series B, 5.00%, 08/01/26	535	553,508
Gwinnett County Water & Sewerage Authority RB, 5.00%, 08/01/26	135	139,599
Henry County School District GO, 5.00%, 08/01/26 (SAW)	230	237,653
Metropolitan Atlanta Rapid Transit Authority RB, 5.00%, 07/01/26	320	330,531
Private Colleges & Universities Authority RB, 5.00%, 09/01/26	220	227,394
State of Georgia GO
Series A, 5.00%, 07/01/26	125	129,178
Series A, 5.00%, 08/01/26	600	620,757
Series A-1, 5.00%, 02/01/26	175	179,837
Series E, 5.00%, 12/01/26	210	218,269
Series E, 5.00%, 12/01/27 (Call 12/01/26)	255	264,561
Series E, 5.00%, 12/01/28 (Call 12/01/26)	220	227,852
Series F, 5.00%, 01/01/26	1,340	1,375,531

		7,027,226

Hawaii — 1.5%
City & County Honolulu HI Wastewater System Revenue RB
5.00%, 07/01/26 (Call 07/01/25)	100	101,796
5.00%, 07/01/27 (Call 07/01/26)	300	308,898
Series A, 5.00%, 07/01/28 (Call 07/01/26)	370	381,069
City & County of Honolulu HI GO
5.00%, 07/01/26	765	788,998
Series A, 5.00%, 10/01/26 (Call 10/01/25)	150	152,859
Series B, 5.00%, 10/01/26 (Call 10/01/25)	100	101,999
Series D, 5.00%, 09/01/26	75	77,521
County of Hawaii HI GO, Series A, 5.00%, 09/01/27 (Call 03/01/26)	100	102,758
State of Hawaii GO
5.00%, 01/01/26	100	102,442
5.00%, 10/01/26	445	460,219
5.00%, 10/01/26 (Call 10/01/25)	160	163,079
5.00%, 10/01/28 (Call 10/01/26)	100	102,845
Series EY, 5.00%, 10/01/26 (Call 10/01/25)	140	142,850
Series FE, 5.00%, 10/01/27 (Call 10/01/26)	460	472,957

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2026 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hawaii (continued)
Series FG, 5.00%, 10/01/27 (Call 10/01/26)	$175	$180,124
Series FH, 5.00%, 10/01/27 (Call 10/01/26)	160	164,684
Series FH, 5.00%, 10/01/28 (Call 10/01/26)	295	303,391
Series FT, 5.00%, 01/01/26	255	261,228
State of Hawaii State Highway Fund RB
5.00%, 01/01/26	180	184,396
Series A, 5.00%, 01/01/29 (Call 07/01/26)	135	138,316
Series B, 5.00%, 01/01/27 (Call 07/01/26)	140	143,795

		4,836,224

Idaho — 0.2%
Idaho Housing & Finance Association RB, 5.00%, 07/15/26	750	772,553

Illinois — 3.3%
Chicago O’Hare International Airport RB
5.00%, 01/01/26	305	311,176
5.00%, 01/01/29 (Call 01/01/26)	170	172,448
Series B, 5.00%, 01/01/26 (Call 01/01/25)	470	469,863
Series D, 5.00%, 01/01/26	180	183,645
Series E, 5.00%, 01/01/26	455	464,214
Illinois Finance Authority RB
4.00%, 07/01/26 (Call 01/01/26)	270	270,675
5.00%, 01/01/26	440	450,194
5.00%, 04/01/26	70	71,852
5.00%, 07/01/26	1,760	1,811,608
Illinois State Toll Highway Authority RB, 5.00%, 01/01/26	1,485	1,519,404
State of Illinois GO
5.00%, 02/01/26	255	258,534
5.00%, 02/01/26 (Call 02/01/24)	100	99,986
5.00%, 03/01/26	125	126,799
5.00%, 05/01/26	700	710,988
5.00%, 06/01/27 (Call 06/01/26)	100	101,575
Series A, 5.00%, 03/01/26	510	517,339
Series A, 5.00%, 10/01/26	790	804,301
Series B, 5.00%, 03/01/26	620	628,921
Series B, 5.13%, 09/01/26	150	153,127
Series D, 5.00%, 11/01/26	1,035	1,054,321
State of Illinois Sales Tax Revenue RB
5.00%, 06/15/26	65	66,113
Series A, 4.00%, 06/15/26	290	285,747

		10,532,830

Indiana — 1.7%
City of Indianapolis Department of Public Utilities Water
System Revenue RB, 5.00%, 10/01/26	510	526,304
Indiana Finance Authority RB
5.00%, 02/01/26	510	524,208
5.00%, 06/01/26 (ETM)	615	633,471
5.00%, 02/01/29 (PR 02/01/26)	260	266,960
Series A, 5.00%, 02/01/26	520	534,486
Series A, 5.00%, 10/01/26	195	201,560
Series A, 5.00%, 10/01/26 (Call 10/01/24)	100	100,935
Series C, 5.00%, 06/01/27 (Call 12/01/26)	865	892,835
Series C, 5.00%, 06/01/28 (Call 12/01/26)	155	160,170
Series E, 5.00%, 02/01/26	265	272,382
Series E, 5.00%, 02/01/27 (Call 08/01/26)	100	103,334
Series E, 5.00%, 02/01/29 (Call 08/01/26)	235	241,658
Indiana Municipal Power Agency RB, 5.00%, 01/01/27 (Call 07/01/26)	175	178,825
Indiana University RB
Series A, 5.00%, 06/01/26	125	128,785
Series A, 5.00%, 06/01/27 (Call 06/01/26)	370	381,150

Security	Par (000)	Value

Indiana (continued)
Series A, 5.00%, 06/01/28 (Call 06/01/26)	$270	$277,735
Purdue University RB, 5.00%, 07/01/26	115	118,903

		5,543,701

Iowa — 0.5%
City of Des Moines, 5.00%, 06/01/26	400	412,113
City of Des Moines IA GO, 5.00%, 06/01/26	390	401,810
Iowa Finance Authority RB, 5.00%, 08/01/26	395	408,038
State of Iowa RB, 4.00%, 06/01/26	395	396,177

		1,618,138

Kansas — 0.4%
State of Kansas Department of Transportation RB
5.00%, 09/01/26 (Call 09/01/24)	380	382,976
5.00%, 09/01/26 (Call 09/01/25)	900	918,345

		1,301,321

Kentucky — 0.0%
Kentucky Infrastructure Authority RB, Series A, 5.00%, 02/01/26 (Call 02/01/25)	100	101,488

Louisiana — 0.9%
State of Louisiana Gasoline & Fuels Tax Revenue RB
Series B, 5.00%, 05/01/26	100	102,921
Series B, 5.00%, 05/01/26 (Call 05/01/25)	75	76,254
State of Louisiana GO
5.00%, 04/01/26	140	143,932
5.00%, 05/01/26 (Call 05/01/25)	85	86,310
5.00%, 09/01/27 (Call 09/01/26)	330	340,523
Series A, 5.00%, 03/01/26	150	154,048
Series A, 5.00%, 09/01/26	185	191,218
Series B, 5.00%, 08/01/26	575	593,524
State of Louisiana RB
5.00%, 09/01/26	180	186,001
Series A, 5.00%, 09/01/26	890	919,670

		2,794,401

Maine — 0.7%
Maine Municipal Bond Bank RB
5.00%, 09/01/26	200	206,233
5.00%, 11/01/26	270	279,856
Maine Turnpike Authority RB
5.00%, 07/01/26	1,025	1,057,680
5.00%, 07/01/26 (Call 07/01/25)	380	387,379
State of Maine GO
4.00%, 06/01/26	60	60,238
5.00%, 06/01/26	160	164,845
Series B, 5.00%, 06/01/26	245	252,419

		2,408,650

Maryland — 3.2%
City of Baltimore MD GO
Series A, 5.00%, 10/15/26	90	93,203
Series B, 5.00%, 10/15/26	140	144,983
City of Baltimore MD RB, 5.00%, 07/01/26	215	220,975
County of Anne Arundel MD GOL
5.00%, 10/01/26	1,120	1,161,439
5.00%, 10/01/26 (Call 10/01/25)	110	112,209
County of Baltimore MD GO
5.00%, 03/01/26	195	200,613
5.00%, 08/01/26 (Call 08/01/25)	80	81,451
County of Charles MD GO
4.00%, 10/01/26	50	50,425
5.00%, 10/01/26	505	523,685

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2026 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland (continued)
County of Frederick MD GO
5.00%, 02/01/26	$155	$159,116
5.00%, 08/01/26	220	227,322
County of Howard MD GO
5.00%, 02/15/26	150	154,227
5.00%, 08/15/26	185	191,503
Series A, 5.00%, 08/15/26	500	517,576
Series D, 5.00%, 02/15/26	300	308,455
County of Montgomery MD GO
5.00%, 11/01/26	230	238,793
Series A, 4.00%, 12/01/26 (Call 12/01/24)	60	59,799
Series A, 5.00%, 11/01/26	795	825,393
Series C, 5.00%, 10/01/26	270	279,990
County of Prince George’s MD GO, Series A, 5.00%, 09/15/26	260	269,453
County of Prince George’s MD GOL
5.00%, 07/01/26	500	516,711
Series A, 5.00%, 07/15/26	305	315,361
Maryland State Transportation Authority RB, 5.00%, 07/01/26	75	77,410
State of Maryland Department of Transportation RB
5.00%, 09/01/26	210	217,344
5.00%, 10/01/26	270	279,763
5.00%, 11/01/26 (Call 11/01/24)	145	146,556
5.00%, 12/01/27 (Call 12/01/26)	110	113,736
5.00%, 10/01/28 (Call 10/01/26)	520	537,601
State of Maryland GO
Series A, 5.00%, 03/15/26	135	139,021
Series A, 5.00%, 08/01/26	225	232,903
Series B, 4.00%, 08/01/26	185	186,416
Series B, 5.00%, 08/01/26	805	833,275
Washington Suburban Sanitary Commission RB
5.00%, 06/01/26	300	309,681
5.00%, 06/01/26 (GTD)	295	304,520
5.00%, 06/15/26 (GTD)	100	103,281
5.00%, 06/01/27 (Call 06/01/26) (GTD)	105	108,192

		10,242,381

Massachusetts — 2.9%
City of Boston MA GO, Series B, 4.00%, 03/01/26	60	60,400
City of Cambridge MA GOL, Series B, 5.00%, 02/15/26	175	180,514
City of Cambridge MA RB, 5.00%, 02/15/26	225	232,089
Commonwealth of Massachusetts Federal Highway
Grant Anticipation Note Revenue RB
5.00%, 06/15/26 (Call 06/15/24)	490	492,728
Series A, 5.00%, 06/15/27 (Call 06/15/26)	295	304,414
Commonwealth of Massachusetts GO, Series C, 5.25%, 11/01/26 (AGM)	50	52,336
Commonwealth of Massachusetts GOL
5.00%, 04/01/26	100	103,112
Series A, 5.00%, 01/01/26	605	621,677
Series A, 5.00%, 07/01/26	1,030	1,065,750
Series A, 5.00%, 07/01/28 (Call 07/01/26)	120	123,917
Series B, 5.00%, 01/01/26	185	190,100
Series C, 5.00%, 04/01/26	185	190,757
Series C, 5.00%, 09/01/26	175	181,501
Series D, 5.00%, 07/01/26	200	206,942
Series HH, 5.00%, 12/01/26	650	676,557
Series I, 5.00%, 12/01/28 (Call 12/01/26)	105	108,964
Commonwealth of Massachusetts Transportation Fund Revenue RB, Series A, 5.00%, 06/01/26	400	413,606

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Bay Transportation Authority RB
5.00%, 07/01/26 (PR 07/01/25)	$150	$152,937
Series A, 4.00%, 07/01/26	155	156,282
Series A, 5.00%, 07/01/26	620	640,722
Massachusetts Clean Water Trust (The), 5.25%, 08/01/26	230	239,874
Massachusetts Development Finance Agency RB,
Series A, 5.00%, 10/15/26	345	358,748
Massachusetts School Building Authority RB
5.00%, 08/15/26 (Call 08/15/25)	485	493,173
Series A, 5.00%, 11/15/26 (Call 11/15/25)	90	91,761
Massachusetts State College Building Authority RB
4.00%, 05/01/26 (Call 05/01/25)
(ST HGR ED INTERCEPT PROG)	305	305,093
4.00%, 05/01/26 (PR 05/01/25)
(ST HGR ED INTERCEPT PROG)	5	5,009
Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue RB, 5.00%, 01/01/26	170	174,579
Massachusetts Water Resources Authority
5.00%, 08/01/26	115	119,131
5.00%, 08/01/26 (ETM)	345	356,570
Massachusetts Water Resources Authority RB
5.00%, 08/01/26 (PR 08/01/24)	115	116,076
Series B, 5.25%, 08/01/26 (AGM)	500	521,999
Series C, 5.00%, 08/01/35 (PR 08/01/26)	215	222,666
University of Massachusetts Building Authority RB
5.00%, 05/01/26	175	180,534
5.00%, 11/01/26	150	155,648

		9,496,166

Michigan — 1.2%
Great Lakes Water Authority Water Supply System Revenue RB
5.00%, 07/01/27 (Call 07/01/26)	220	224,087
Series C, 5.00%, 07/01/26	205	210,488
Michigan Finance Authority RB
5.00%, 10/01/26	245	253,379
Series B, 5.00%, 10/01/28 (Call 10/01/26)	560	581,203
Michigan State Building Authority RB
Series I, 5.00%, 04/15/26 (Call 10/15/25)	245	250,037
Series I, 5.00%, 04/15/27 (Call 10/15/26)	140	143,612
Michigan State University, 5.00%, 02/15/26	325	333,083
State of Michigan, 5.00%, 05/01/26	225	231,249
State of Michigan RB, 5.00%, 03/15/26	1,135	1,163,363
State of Michigan Trunk Line Revenue RB, 5.00%, 11/15/26	430	446,671
University of Michigan RB, 5.00%, 04/01/26	170	174,933

		4,012,105

Minnesota — 2.1%
County of Hennepin MN, 5.00%, 12/01/27 (Call 12/01/26)	235	242,649
County of Hennepin MN GO
5.00%, 12/01/26	435	451,743
Series A, 5.00%, 12/01/26	125	129,811
Metropolitan Council GO
5.00%, 12/01/26	1,485	1,540,842
Series C, 5.00%, 03/01/26	115	118,155
Minneapolis-St Paul Metropolitan Airports
Commission RB
5.00%, 01/01/26	100	102,025
Series A, 5.00%, 01/01/26	160	163,640

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2026 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota (continued)
Minnesota Public Facilities Authority RB
4.00%, 03/01/26	$485	$488,231
Series A, 5.00%, 03/01/28 (Call 03/01/26)	185	190,855
State of Minnesota GO
5.00%, 08/01/26	445	460,159
Series B, 4.00%, 08/01/26	410	413,351
Series B, 4.00%, 08/01/26 (Call 08/01/24)	265	264,677
Series D, 5.00%, 08/01/26	380	392,945
Series D, 5.00%, 10/01/26	365	378,300
Series E, 3.00%, 08/01/26	130	125,069
State of Minnesota RB, 5.00%, 03/01/26	725	744,890
University of Minnesota, 5.00%, 12/01/26	455	470,501

		6,677,843

Mississippi — 1.0%
State of Mississippi, 5.00%, 12/01/33 (PR 12/01/26)	1,390	1,443,090
State of Mississippi GO
5.00%, 12/01/26	90	93,146
5.00%, 11/01/32 (PR 11/01/26)	615	637,804
Series A, 5.00%, 10/01/26	190	196,233
Series B, 5.00%, 12/01/29 (PR 12/01/26)	285	295,885
Series C, 5.00%, 10/01/26 (Call 10/01/25)	435	443,737

		3,109,895

Missouri — 1.1%
City of Kansas City MO Water Revenue RB, Series A, 5.00%, 12/01/26	245	254,430
Clayton School District/MO GO, 5.00%, 03/01/26	120	123,211
Metropolitan St Louis Sewer District RB, Series C, 5.00%, 05/01/27 (Call 05/01/26)	125	127,575
Missouri Highway & Transportation Commission RB 5.00%, 11/01/26	850	882,006
Series A, 5.00%, 05/01/26	525	541,981
Series A, 5.00%, 05/01/26 (Call 05/01/24)	125	125,704
Missouri State Board of Public Buildings RB 5.00%, 04/01/26	115	118,043
Series A, 4.00%, 04/01/26 (Call 04/01/24)	195	191,854
Missouri State Environmental Improvement & Energy Resources Authority RB, Series B, 5.00%, 07/01/26 (Call 07/01/25)	375	382,181
Park Hill School District of Platte County GO, 3.38%, 03/01/37 (PR 03/01/26) (ST AID DIR DEP)	695	688,948

		3,435,933

Nebraska — 0.4%
Nebraska Public Power District RB
5.00%, 01/01/26	490	500,739
5.00%, 01/01/28 (Call 01/01/26)	170	173,625
Series A, 5.00%, 01/01/29 (Call 01/01/26)	110	112,117
Series B, 5.00%, 01/01/29 (Call 01/01/26)	130	132,501
Omaha Public Power District RB, 5.00%, 02/01/26	420	430,879
University of Nebraska Facilities Corp. (The) RB, 5.00%, 07/15/26	85	87,666

		1,437,527

Nevada — 2.1%
Clark County School District GOL
Series A, 5.00%, 06/15/26	170	174,722
Series E, 5.00%, 06/15/26	135	138,750
Clark County Water Reclamation District, 5.00%, 07/01/26	625	644,286
County of Clark NV GOL
5.00%, 11/01/26 (PR 11/01/24)	80	80,825
Series B, 5.00%, 11/01/26	455	471,087

Security	Par (000)	Value

Nevada (continued)
Series B, 5.00%, 11/01/27 (Call 11/01/26)	$305	$314,908
County of Clark NV Passenger Facility Charge Revenue RB, Series C, 5.00%, 07/01/26	355	365,228
County of Clark NV RB
5.00%, 07/01/26	815	840,149
Series A, 5.00%, 07/01/26 (Call 07/01/24)	455	458,212
Las Vegas Valley Water District GOL
5.00%, 06/01/26	50	51,539
5.00%, 09/15/26 (Call 09/15/25)	125	127,464
5.00%, 06/01/27 (Call 06/01/26)	115	118,358
Series A, 5.00%, 06/01/26	350	360,773
State of Nevada GO
5.00%, 05/01/26	1,015	1,046,850
Series D, 5.00%, 04/01/26 (Call 04/01/25)	170	172,568
State of Nevada GOL
Series A, 4.00%, 08/01/26 (Call 08/01/25)	60	59,880
Series B, 5.00%, 11/01/26 (Call 05/01/25)	180	183,010
State of Nevada Highway Improvement Revenue RB
5.00%, 12/01/26 (Call 06/01/26)	680	701,000
5.00%, 12/01/27 (Call 06/01/26)	210	216,329
5.00%, 12/01/28 (Call 06/01/26)	260	267,642
Washoe County School District/NV GOL, Series A,
5.00%, 06/01/26 (Call 06/01/25)	115	116,969

		6,910,549

New Hampshire — 0.1%
New Hampshire Municipal Bond Bank, 5.00%, 08/15/26 (ST INTERCEPT)	165	170,667
State of New Hampshire GO, 5.00%, 03/01/26 (Call 03/01/25)	105	106,603

		277,270

New Jersey — 2.3%
County of Union New Jersey GO, 4.00%, 03/01/26	50	50,311
Essex County Improvement Authority RB, 5.50%, 10/01/26 (NPFGC GTD)	150	157,478
Monmouth County Improvement Authority (The) RB, 4.00%, 08/01/26	305	307,414
New Jersey Economic Development Authority, 5.00%, 11/01/26	120	123,153
New Jersey Economic Development Authority RB
Series AAA, 5.00%, 06/15/26	100	102,295
Series B, 5.00%, 11/01/26	595	610,129
Series PP, 5.00%, 06/15/26 (Call 12/15/24)	150	150,711
Series XX, 4.25%, 06/15/26 (Call 06/15/25)	590	586,865
New Jersey Educational Facilities Authority RB, Series B, 5.00%, 07/01/26	340	352,414
New Jersey Transportation Trust Fund Authority RB
5.00%, 06/15/26	460	470,538
Series A, 5.00%, 06/15/26	420	429,641
Series A, 5.00%, 06/15/28 (Call 06/15/26)	1,180	1,199,961
Series AA, 4.25%, 06/15/26 (Call 06/15/25)	200	199,818
Series AA, 5.00%, 06/15/26 (Call 06/15/24)	230	230,843
Series AA, 5.00%, 06/15/26 (Call 06/15/25)	25	25,236
State of New Jersey GO, Series A, 5.00%, 06/01/26	2,210	2,273,085

		7,269,892

New Mexico — 0.8%
New Mexico Finance Authority RB
5.00%, 06/01/26	200	206,305
5.00%, 06/15/26	615	634,713
Series A, 5.00%, 06/15/26	170	175,149
Series A, 5.00%, 06/15/26 (Call 06/15/24)	195	196,320

62	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2026 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Mexico (continued)
State of New Mexico GO, 5.00%, 03/01/26	$675	$693,670
State of New Mexico Severance Tax Permanent Fund RB, 5.00%, 07/01/26	770	793,761

		2,699,918

New York — 9.1%
City of New York, 5.00%, 08/01/26	1,000	1,032,215
City of New York NY GO
5.00%, 03/01/26	115	118,077
5.00%, 03/01/26 (Call 03/01/24)	225	225,574
5.00%, 08/01/26 (Call 08/01/24)	175	176,061
5.00%, 08/01/26 (Call 08/01/25)	100	101,780
5.00%, 09/01/26	40	41,333
5.00%, 10/01/26	365	377,585
Series A, 5.00%, 08/01/26	485	500,624
Series A-1, 5.00%, 08/01/26	630	650,296
Series B-1, 5.00%, 08/01/26	640	660,618
Series B-1, 5.00%, 12/01/28 (Call 12/01/26)	95	97,087
Series C, 5.00%, 08/01/26	875	903,189
Series C, 5.00%, 08/01/26 (Call 02/01/26)	235	238,905
Series C, 5.00%, 08/01/27 (Call 02/01/26)	180	182,875
Series C, 5.00%, 08/01/28 (Call 02/01/26)	165	167,565
Series J9, 5.00%, 08/01/27 (Call 08/01/26)	325	331,466
County of Nassau NY GOL, 5.00%, 04/01/26	145	149,445
Hudson Yards Infrastructure Corp. RB, Series A, 5.00%, 02/15/26	390	401,078
Long Island Power Authority RB
Series A, 5.00%, 09/01/26	40	41,388
Series B, 5.00%, 09/01/26	205	212,113
Metropolitan Transportation Authority RB
4.00%, 11/15/26	100	101,074
5.00%, 11/15/26	500	509,933
Series B, 5.00%, 11/15/26	430	438,542
Series B-2, 5.00%, 11/15/26	125	129,760
Series C-1, 5.00%, 11/15/26	725	739,288
New York City Municipal Water Finance Authority RB
Series BB-2, 5.00%, 06/15/26 (Call 12/15/24)	130	131,452
Series DD, 5.00%, 06/15/26	805	832,431
New York City Transitional Finance Authority Building Aid Revenue RB
5.00%, 07/15/26 (SAW)	420	433,284
5.00%, 07/15/26 (ETM) (SAW)	285	294,063
5.00%, 07/15/26 (Call 01/15/26) (SAW)	60	61,204
Series S1, 5.00%, 07/15/26 (SAW)	610	629,293
New York City Transitional Finance Authority Future Tax
Secured Revenue, 5.00%, 08/01/26	200	206,179
New York City Transitional Finance Authority Future Tax Secured Revenue RB
5.00%, 08/01/26	280	288,651
5.00%, 08/01/26 (Call 08/01/24)	130	130,740
5.00%, 11/01/26	1,820	1,882,259
5.00%, 08/01/27 (Call 08/01/26)	235	240,304
Series A-1, 5.00%, 11/01/26	360	372,315
Series C, 5.00%, 11/01/26	250	258,552
Series C, 5.00%, 11/01/26 (Call 05/01/24)	145	145,547
Series E1, 4.00%, 02/01/26	185	185,567
New York City Water & Sewer System RB
5.00%, 06/15/26	165	170,623
5.00%, 06/15/26 (PR 06/15/25)	365	372,186
Series GG-2, 5.00%, 06/15/26 (Call 12/15/24)	200	202,234
New York State Dormitory Authority, 5.00%, 10/01/26	180	187,013

Security	Par (000)	Value

New York (continued)
New York State Dormitory Authority RB
5.00%, 02/15/26	$685	$703,398
5.00%, 02/15/26 (ETM)	110	113,164
5.00%, 03/15/26	70	71,893
5.00%, 03/15/26 (ETM)	665	684,911
5.00%, 07/01/26	150	155,361
5.00%, 02/15/28 (Call 08/15/26)	195	199,250
Series A, 5.00%, 02/15/26 (PR 02/15/24)	130	130,455
Series A, 5.00%, 03/15/26	365	375,427
Series A, 5.00%, 03/15/26 (PR 03/15/24)	100	100,457
Series A, 5.00%, 10/01/26	295	306,494
Series A, 5.00%, 03/15/28 (Call 09/15/26)	835	855,395
Series A, 5.00%, 02/15/29 (Call 08/15/26)	430	439,258
Series A1, 4.00%, 10/01/26	115	116,326
Series B, 5.00%, 10/01/28 (Call 04/01/26)	130	134,002
Series C, 5.00%, 03/15/26	280	288,962
Series D, 5.00%, 02/15/27 (PR 08/15/26)	515	534,025
Series D, 5.00%, 02/15/28 (PR 08/15/26)	660	684,382
Series E, 5.00%, 03/15/26 (PR 09/15/25)	130	133,095
New York State Environmental Facilities Corp. RB
5.00%, 05/15/26 (Call 05/15/24)	105	105,582
5.00%, 06/15/26	335	346,839
Series D, 5.00%, 09/15/26 (Call 03/15/25)	250	253,484
Series E, 5.00%, 06/15/26	50	51,767
New York State Thruway Authority RB
5.00%, 01/01/27 (Call 01/01/26)	245	248,395
Series A, 5.00%, 01/01/26	125	127,792
Series A, 5.00%, 01/01/28 (Call 01/01/26)	150	151,769
Series A-1, 5.00%, 03/15/26	200	205,500
Series L, 5.00%, 01/01/26	50	51,252
New York State Urban Development Corp RB, 5.00%, 03/15/26	1,030	1,058,660
New York State Urban Development Corp. RB
4.00%, 03/15/26	130	130,744
5.00%, 03/15/26	315	323,806
Series A, 5.00%, 03/15/27 (PR 03/15/26)	325	333,913
Series A, 5.00%, 03/15/28 (PR 03/15/26)	820	843,425
Series E, 5.00%, 03/15/26	160	164,510
Port Authority of New York & New Jersey RB
4.00%, 12/01/26	85	85,694
5.00%, 07/15/26	100	103,241
5.00%, 09/01/26	110	113,757
5.00%, 09/01/26 (Call 09/01/24)	195	196,639
5.00%, 12/01/26	200	207,521
Series 189, 5.00%, 05/01/26 (Call 05/01/25)	165	167,495
Sales Tax Asset Receivable Corp. RB, Series A, 5.00%, 10/15/26 (PR 10/15/24)	295	298,304
State of New York GO, 5.00%, 03/15/26	300	308,937
Triborough Bridge & Tunnel Authority RB
5.00%, 05/15/26	95	97,916
5.00%, 11/15/26	500	518,074
5.00%, 11/15/26 (Call 05/15/26)	275	282,021
Series B, 5.00%, 11/15/26	355	367,833
Series C-1, 5.00%, 11/15/26	390	404,098
Utility Debt Securitization Authority RB, Series A, 5.00%, 06/15/28 (Call 06/15/26)	300	307,233

		29,434,224

North Carolina — 2.1%
City of Charlotte NC GO
5.00%, 06/01/26	375	387,195
Series A, 5.00%, 06/01/26	100	103,252

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2026 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina (continued)
City of Charlotte NC Water & Sewer System Revenue RB, 5.00%, 07/01/26 (Call 07/01/25)	$135	$137,320
City of Raleigh NC GO, 5.00%, 09/01/26	355	367,801
County of Buncombe NC RB, 5.00%, 06/01/26	80	82,482
County of Forsyth NC RB, Series A, 4.00%, 04/01/26	105	105,501
County of Mecklenburg NC GO, 5.00%, 03/01/26	100	102,901
County of Orange NC GO, 5.00%, 08/01/26	565	584,696
County of Union NC, 5.00%, 09/01/26	155	160,589
County of Wake NC, 5.00%, 12/01/26	185	192,066
County of Wake NC GO, 5.00%, 03/01/26	465	478,490
County of Wake NC RB, 5.00%, 03/01/26	210	215,856
North Carolina Capital Facilities Finance Agency RB, 5.00%, 10/01/26	230	238,510
North Carolina Municipal Power Agency No. 1 RB
Series A, 5.00%, 01/01/27 (Call 01/01/26)	200	203,346
Series A, 5.00%, 01/01/29 (Call 07/01/26)	125	127,194
State of North Carolina GO
5.00%, 06/01/27 (Call 06/01/26)	150	154,934
Series A, 5.00%, 06/01/26	425	438,821
Series A, 5.00%, 06/01/28 (Call 06/01/26)	165	170,216
Series C, 5.00%, 05/01/26	285	293,943
State of North Carolina RB
5.00%, 03/01/26	925	949,545
5.00%, 05/01/26	485	499,635
Series A, 5.00%, 05/01/26	255	262,695
Series B, 5.00%, 06/01/26	350	360,947
Town of Cary NC, 5.00%, 09/01/26	170	176,130

		6,794,065

Ohio — 2.3%
American Municipal Power Inc. RB, 5.00%, 02/15/26	500	510,238
City of Columbus OH GO
Series 2, 5.00%, 07/01/26	230	237,687
Series A, 4.00%, 08/15/26 (Call 08/15/25)	430	430,017
City of Columbus OH GOL, 5.00%, 04/01/26	125	128,744
County of Franklin OH GOL, 5.00%, 12/01/26 (Call 12/01/25)	65	66,441
County of Franklin OH Sales Tax Revenue RB, 5.00%, 06/01/26	230	237,136
County of Hamilton OH Sales Tax Revenue RB, Series A, 5.00%, 12/01/26	145	150,068
Miami University/Oxford OH RB, 5.00%, 09/01/26	100	102,819
Ohio State University (The) RB, 5.00%, 12/01/26	135	139,877
Ohio Water Development Authority RB
5.00%, 06/01/26	140	144,344
5.00%, 12/01/26	130	134,927
5.00%, 12/01/27 (Call 12/01/26)	300	310,647
5.00%, 06/01/28 (Call 12/01/26)	140	144,804
Ohio Water Development Authority Water Pollution Control Loan Fund RB
5.00%, 06/01/26	1,020	1,051,648
5.00%, 06/01/26 (PR 12/01/25)	310	317,004
5.00%, 12/01/26	220	228,338
State of Ohio, 5.00%, 11/01/26	115	119,396
State of Ohio COP, 5.00%, 09/01/26	310	320,250
State of Ohio GO
5.00%, 06/15/26	440	454,437
5.00%, 09/15/26	200	207,272
Series A, 5.00%, 05/01/26	185	190,761
Series B, 4.00%, 09/01/26 (Call 03/01/24)	100	100,006
Series C, 5.00%, 08/01/26	145	150,016
Series S, 5.00%, 05/01/26	340	350,587

Security	Par (000)	Value

Ohio (continued)
Series S, 5.00%, 05/01/28 (Call 05/01/26)	$120	$123,433
Series U, 5.00%, 05/01/26	410	422,767
State of Ohio RB
5.00%, 12/15/28 (Call 06/15/26)	395	405,325
Series B, 5.00%, 10/01/26	110	113,762

		7,292,751

Oklahoma — 0.4%
Grand River Dam Authority RB
Series A, 5.00%, 06/01/26	335	343,651
Series A, 5.00%, 06/01/28 (Call 12/01/26)	150	154,125
Oklahoma State University RB, 5.00%, 09/01/26	250	257,588
Oklahoma Turnpike Authority RB, 5.00%, 01/01/26	245	250,932
Oklahoma Water Resources Board RB, 5.00%, 04/01/27 (Call 04/01/26)	175	179,736

		1,186,032

Oregon — 2.1%
City of Portland OR GOL, Series B, 5.00%, 06/15/26	195	201,398
City of Portland OR Sewer System Revenue RB
5.00%, 03/01/26	430	441,894
5.00%, 05/01/26	380	391,375
Series A, 5.00%, 05/01/27 (Call 05/01/26)	225	231,356
Series B, 5.00%, 10/01/26 (Call 10/01/24)	145	146,511
City of Portland Sewer System Revenue, 5.00%, 03/01/26	220	226,085
County of Multnomah OR GOL, 5.00%, 06/01/26	200	206,206
Multnomah County School District No. 1 Portland/OR GO, 5.00%, 06/15/26 (GTD)	445	459,040
Oregon State Lottery RB
5.00%, 04/01/26 (Call 04/01/24)	325	326,583
Series C, 5.00%, 04/01/26 (Call 04/01/25) (MO)	675	685,647
Portland Community College District GO
5.00%, 06/15/26	150	154,619
5.00%, 06/15/28 (Call 06/15/26)	245	252,143
Salem-Keizer School District No. 24J GO, Series B, 5.00%, 06/15/26 (GTD)	350	361,042
State of Oregon, 5.00%, 06/01/26	165	170,325
State of Oregon Department of Transportation RB
5.00%, 11/15/26	160	165,970
Series B, 5.00%, 11/15/26	180	186,716
State of Oregon GO
5.00%, 05/01/26	775	799,132
5.00%, 08/01/26	1,055	1,091,497
5.00%, 08/01/26 (Call 08/01/25)	125	127,415
Series C, 5.00%, 06/01/26	65	67,098
Series O, 5.00%, 08/01/26 (PR 08/01/25)	70	71,439

		6,763,491

Pennsylvania — 2.8%
City of Philadelphia PA GO, Series A, 5.00%, 08/01/26	430	441,139
Commonwealth of Pennsylvania GO
5.00%, 02/01/26	950	975,019
5.00%, 03/01/26	590	606,186
5.00%, 07/15/26	180	185,834
First Series, 5.00%, 03/15/26 (Call 03/15/25)	230	232,814
First Series, 5.00%, 09/15/26	625	646,688
First Series, 5.00%, 09/15/27 (Call 09/15/26)	255	262,063
First Series 2020, 5.00%, 05/01/26	65	66,930
Second Series, 5.00%, 09/15/26	490	507,003
Second Series, 5.00%, 09/15/28 (Call 09/15/26)	670	689,108
County of Bucks PA GO, 5.00%, 06/01/26	250	258,068

64	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2026 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
County of Chester PA GO, Series A, 4.00%, 07/15/27 (Call 07/15/26)	$280	$282,060
Delaware River Port Authority RB, Series B, 5.00%, 01/01/26	310	317,117
Pennsylvania State University (The), 5.00%, 09/01/26	240	248,458
Pennsylvania State University (The) RB, 5.00%, 03/01/26	670	690,042
Pennsylvania Turnpike Commission RB
5.00%, 06/01/26	700	717,213
5.00%, 12/01/26	385	397,243
Series A 1, 5.00%, 12/01/26	150	155,198
Series A-1, 5.00%, 12/01/26 (Call 06/01/25)	265	269,701
Series A-2, 5.00%, 12/01/26	350	362,130
School District of Philadelphia (The) GOL, Series A, 5.00%, 09/01/26 (SAW)	100	102,469
University of Pittsburgh-of the Commonwealth System of Higher Education RB, 4.00%, 04/15/26 (Call 02/15/26).	615	617,540

		9,030,023

Rhode Island — 0.4%
Rhode Island Commerce Corp. RB, Series A, 5.00%, 06/15/26	155	158,916
Rhode Island Health and Educational Building Corp. RB, 5.00%, 09/01/26	105	108,557
Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund RB
5.00%, 10/01/26	150	155,382
5.00%, 10/01/26 (Call 10/01/25)	635	649,793
State of Rhode Island GO
5.00%, 01/15/26	215	220,493
5.00%, 05/01/26	125	128,682

		1,421,823

South Carolina — 0.8%
City of Charleston SC Waterworks & Sewer System Revenue RB, 5.00%, 01/01/26	200	205,303
Greenville County School District RB, 5.00%, 12/01/26	1,000	1,033,774
Horry County School District/SC GO, 5.00%, 03/01/26 (Call 03/01/25) (SCSDE)	645	653,684
South Carolina Public Service Authority RB, 5.00%, 12/01/26	200	203,841
State of South Carolina, 5.00%, 04/01/26 (SAW)	600	617,831

		2,714,433

Tennessee — 2.1%
City of Knoxville TN Electric System Revenue RB, Series HH, 5.00%, 07/01/26	230	237,097
City of Memphis TN GO, Series A, 5.00%, 04/01/26 (Call 04/01/25)	450	456,481
County of Blount TN Go, Series B, 5.00%, 06/01/26	185	190,648
County of Blount TN GO
5.00%, 06/01/28 (Call 06/01/26)	215	220,997
Series B, 5.00%, 06/01/27 (Call 06/01/26)	160	164,270
County of Montgomery TN GO, 5.00%, 04/01/26	280	288,125
County of Shelby TN GO, 5.00%, 04/01/26	290	298,483
County of Williamson TN, 5.00%, 04/01/26	165	169,981
County of Williamson TN GO, 5.00%, 04/01/26	125	128,773
County of Wilson TN, 5.00%, 04/01/26	190	195,514
Metropolitan Government of Nashville & Davidson County TN Electric Revenue RB, Series B, 5.00%, 05/15/26	520	535,197

Security	Par (000)	Value

Tennessee (continued)
Metropolitan Government of Nashville & Davidson
County TN GO
4.00%, 01/01/28 (Call 07/01/26)	$250	$248,974
5.00%, 01/01/26	165	169,202
5.00%, 01/01/27 (Call 07/01/26)	235	241,286
Series C, 5.00%, 01/01/26	200	205,094
Metropolitan Government of Nashville & Davidson
County TN Water & Sewer Revenue RB, Series B, 5.00%, 07/01/26	465	479,349
State of Tennessee GO
5.00%, 08/01/26	260	268,995
Series A, 5.00%, 08/01/26	165	170,708
Series A, 5.00%, 11/01/26	60	62,294
Series A, 5.00%, 08/01/27 (Call 08/01/26)	110	113,871
Series A, 5.00%, 08/01/28 (Call 08/01/26)	225	232,578
Series B, 5.00%, 08/01/27 (Call 08/01/26)	520	538,302
Tennessee State School Bond Authority RB
5.00%, 11/01/26 (ST INTERCEPT)	640	663,179
Series B, 5.00%, 11/01/26	445	461,116

		6,740,514

Texas — 10.5%
Alamo Community College District, 5.00%, 02/15/26	500	512,987
Aldine Independent School District GO, 5.00%, 02/15/26 (PSF)	75	76,849
Allen Independent School District GO
5.00%, 02/15/26 (PSF)	120	122,932
5.00%, 02/15/27 (Call 02/15/26) (PSF)	100	102,768
Alvin Independent School District/TX GO, 5.00%, 02/15/27 (Call 02/15/26) (PSF)	305	312,633
Austin Community College District Public Facility Corp. RB, 5.00%, 08/01/26 (Call 08/01/25)	65	65,871
Austin Independent School District GO
5.00%, 08/01/26	150	154,753
5.00%, 08/01/26 (PSF)	820	845,768
5.00%, 08/01/28 (Call 08/01/26) (PSF)	95	97,716
Series C, 5.00%, 08/01/26	450	464,260
Board of Regents of the University of Texas System, Series C, 5.00%, 08/15/26	375	386,676
Board of Regents of the University of Texas System RB
5.00%, 08/15/26 (Call 08/15/24)	175	176,690
5.00%, 08/15/27 (Call 08/15/26)	235	243,652
5.00%, 08/15/28 (Call 08/15/26)	120	123,807
Series J, 5.00%, 08/15/26	500	515,568
City of Austin TX Electric Utility Revenue RB, 5.00%, 11/15/26 (Call 11/15/25)	200	203,545
City of Austin TX GOL
5.00%, 09/01/26	185	191,268
5.00%, 09/01/26 (Call 09/01/25)	200	203,285
5.00%, 09/01/28 (Call 09/01/26)	250	257,194
City of Austin TX RB, 5.00%, 09/01/26	220	227,454
City of Austin TX Water & Wastewater System Revenue RB, 5.00%, 11/15/26	585	605,467
City of Dallas TX Waterworks & Sewer System Revenue RB
5.00%, 10/01/26	100	103,002
Series A, 5.00%, 10/01/27 (Call 10/01/26)	170	174,730
City of Fort Worth TX GOL, 5.00%, 03/01/26	145	148,945
City of Fort Worth TX Water & Sewer System Revenue RB
5.00%, 02/15/26 (Call 02/15/25)	120	121,606
Series A, 5.00%, 02/15/26	230	235,872

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2026 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
City of Houston TX Airport System Revenue RB, 5.00%, 07/01/26	$165	$169,754
City of Houston TX Combined Utility System Revenue RB
5.00%, 11/15/26	135	139,723
Series B, 5.00%, 11/15/28 (Call 11/15/26)	100	102,741
Series C, 5.00%, 05/15/26 (Call 05/15/24)	840	843,901
Series D, 5.00%, 11/15/26 (Call 11/15/24)	50	50,464
City of Houston TX GOL, Series A, 5.00%, 03/01/26 (Call 03/01/24)	115	115,273
City of Plano TX GOL, 5.00%, 09/01/26	35	36,138
City of San Antonio TX Electric & Gas Systems Revenue RB
5.00%, 02/01/26 (Call 02/01/24)	225	225,537
Series A, 5.00%, 02/01/26	265	271,175
City of San Antonio TX GOL
5.00%, 02/01/26 (Call 02/01/25)	200	202,879
5.00%, 08/01/26	480	494,830
Clear Creek Independent School District GO
Series A, 5.00%, 02/15/26 (Call 02/15/25) (PSF)	60	60,808
Series D, 5.00%, 02/15/26 (Call 02/15/24) (PSF)	70	70,165
Conroe Independent School District GO, 5.00%, 02/15/26 (PSF)	370	379,365
County of Bexar TX GOL
5.00%, 06/15/26 (PR 06/15/24)	90	90,663
5.00%, 06/15/29 (PR 06/15/26)	250	257,614
5.00%, 06/15/32 (PR 06/15/26)	245	251,230
County of Fort Bend TX GOL, Series B, 5.00%, 03/01/28 (Call 03/01/26)	120	122,476
County of Harris TX GO, Series A, 5.00%, 10/01/26	120	124,037
County of Harris TX RB, 5.00%, 08/15/26 (Call 08/15/25)	695	704,872
Crowley Independent School District GO, Series A, 5.00%, 08/01/26 (Call 08/01/25) (PSF)	75	76,189
Cypress-Fairbanks Independent School District GO
5.00%, 02/15/26 (PSF)	585	600,324
5.00%, 02/15/27 (Call 02/15/26) (PSF)	935	961,083
Dallas Area Rapid Transit RB
5.00%, 12/01/26	205	212,105
Series A, 5.00%, 12/01/26 (PR 12/01/24)	60	60,605
Series B, 5.00%, 12/01/28 (Call 12/01/26)	210	217,437
Dallas College GO, 5.00%, 02/15/26	115	117,936
Dallas Fort Worth International Airport RB
5.00%, 11/01/26	160	165,290
Series A, 5.00%, 11/01/26	200	206,612
Dallas Independent School District GO, 5.00%, 02/15/26 (PSF)	550	564,650
Denton Independent School District GO, 5.00%, 08/15/27 (Call 02/15/26) (PSF)	295	302,448
Keller Independent School District/TX GO
5.00%, 02/15/26 (Call 02/15/25) (PSF)	80	81,047
5.00%, 02/15/26 (PR 02/15/25) (PSF)	70	70,970
Klein Independent School District GO, 5.00%, 08/01/26 (PSF)	300	309,823
Leander Independent School District GO
5.00%, 08/15/28 (Call 02/15/26) (PSF)	100	102,569
Series A, 5.00%, 08/15/27 (Call 08/15/26) (PSF)	195	200,562
Series C, 5.00%, 08/15/26 (PSF)	435	449,125
Lewisville Independent School District GO
4.00%, 08/15/26 (Call 08/15/25) (PSF)	280	277,739
5.00%, 08/15/26 (PSF)	140	144,546
5.00%, 08/15/26 (Call 08/15/25) (PSF)	145	147,474

Security	Par (000)	Value

Texas (continued)
Lone Star College System GOL, 5.00%, 02/15/28 (Call 02/15/26)	$395	$403,929
Lower Colorado River Authority RB
5.00%, 05/15/26	245	250,434
5.00%, 05/15/26 (Call 05/15/24)	140	140,333
Series B, 5.00%, 05/15/26 (Call 05/15/25)	190	191,401
Mansfield Independent School District GO, Series B, 5.00%, 02/15/26 (PSF)	145	148,926
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue RB
5.00%, 11/01/27 (Call 11/01/26)	230	237,275
5.00%, 11/01/28 (Call 11/01/26)	215	221,923
Series B, 5.00%, 11/01/26 (Call 11/01/25)	270	275,160
North East Independent School District/TX GO, 4.00%, 08/01/27 (Call 08/01/26) (PSF)	150	149,321
North Texas Municipal Water District RB, 5.00%, 06/01/28 (Call 06/01/26)	200	205,779
North Texas Municipal Water District Upper East Fork Wastewater Interceptor Sys RB, 5.00%, 06/01/26	125	128,599
North Texas Municipal Water District Water System Revenue, 5.00%, 09/01/26	330	340,553
North Texas Tollway Authority RB
5.00%, 01/01/26	290	296,114
5.00%, 01/01/26 (Call 01/01/25)	295	296,472
5.00%, 01/01/28 (Call 01/01/26)	310	314,566
Series A, 5.00%, 01/01/26	55	56,274
Series A, 5.00%, 01/01/27 (Call 01/01/26)	130	132,719
Series A, 5.00%, 01/01/28 (Call 01/01/26)	445	454,170
Series B, 5.00%, 01/01/26 (Call 01/01/25)	140	141,191
Series B, 5.00%, 01/01/27 (Call 01/01/26)	210	213,245
Series B, 5.00%, 01/01/29 (Call 01/01/26)	210	212,944
Northside Independent School District GO, 4.00%, 08/15/26 (PSF)	190	190,442
Northside Independent School District RB, 5.00%, 08/15/26 (Call 08/15/25)	130	132,173
Northwest Independent School District GO, 5.00%, 02/15/29 (PR 02/15/26) (PSF)	230	235,752
Permanent University Fund - Texas A&M University System RB, Series A, 5.50%, 07/01/26 (Call 07/01/25)	235	241,759
Permanent University Fund - University of Texas System RB, 5.00%, 07/01/26 (Call 07/01/25)	430	437,747
Plano Independent School District GO
Series A, 5.00%, 02/15/28 (Call 02/15/26) (PSF)	150	154,019
Series A, 5.00%, 02/15/29 (Call 02/15/26)	100	102,679
Round Rock Independent School District GO
5.00%, 08/01/26	150	154,872
5.00%, 08/01/26 (PSF)	130	134,428
San Antonio Independent School District/TX GO, 5.00%, 08/15/26 (PSF)	280	289,167
San Antonio Water System, 5.00%, 05/15/27 (Call 11/15/26)	190	196,193
San Jacinto Community College District, 5.00%, 02/15/26 (Call 02/15/25)	185	186,563
Spring Branch Independent School District GO, 5.00%, 02/01/26 (PSF)	100	102,655
State of Texas GO
5.00%, 04/01/26	580	595,617
5.00%, 08/01/26	85	87,649
5.00%, 10/01/26	360	372,011
Series A, 5.00%, 04/01/27 (Call 04/01/26)	20	20,481
Series B-1, 5.00%, 08/01/27 (Call 08/01/26)	360	370,010

66	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2026 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
State of Texas GOL, 5.00%, 08/01/26 (Call 08/01/25)	$100	$101,687
Tarrant County Cultural Education Facilities Finance Corp. RB, 5.00%, 11/15/52 (Put 05/15/26)	500	507,956
Texas A&M University RB
4.00%, 05/15/27 (Call 05/15/26)	155	154,907
4.00%, 05/15/28 (Call 05/15/26)	300	299,541
Series C, 5.00%, 05/15/26	565	582,478
Series E, 4.00%, 05/15/27 (Call 05/15/26)	180	179,305
Texas State Technical College RB, 5.00%, 08/01/26 (AGM)	300	308,007
Texas State University System RB, Series A, 5.00%, 03/15/26	1,005	1,030,343
Texas Transportation Commission State Highway Fund RB
5.25%, 04/01/26	270	278,812
First Series, 5.00%, 10/01/26	1,295	1,338,205
Series A, 5.00%, 10/01/26	555	573,517
Texas Water Development Board RB
5.00%, 04/15/26	840	864,831
5.00%, 04/15/26 (Call 10/15/25)	205	209,369
5.00%, 08/01/26	355	366,905
Series A, 5.00%, 10/15/26	280	290,203
Series B, 5.00%, 04/15/26	230	236,799
Series B, 5.00%, 10/15/26	445	461,216
Trinity River Authority Central Regional Wastewater System Revenue RB, 5.00%, 08/01/26	740	763,840

		34,020,943

Utah — 1.5%
Alpine School District/UT GO, 5.00%, 03/15/26 (GTD)	735	756,053
Central Utah Water Conservancy District, 5.00%, 04/01/26	340	349,787
County of Salt Lake Option Sales & Use Tax Revenue, 5.00%, 02/01/26	125	128,455
County of Salt Lake UT Excise Tax Revenue RB, 5.00%, 08/15/26	140	144,921
Intermountain Power Agency RB, Series A, 5.00%, 07/01/26	95	97,932
Metropolitan Water District of Salt Lake & Sandy, 5.00%, 07/01/26 (Call 01/01/26)	325	332,484
Park City School District GO, 5.00%, 02/01/26 (GTD)	100	102,764
Provo School District GO, 5.00%, 06/15/26 (Call 12/15/25) (GTD)	55	56,233
State of Utah GO
5.00%, 07/01/26	1,135	1,174,394
Series B, 5.00%, 07/01/26	630	651,866
University of Utah (The), 5.00%, 08/01/26	195	201,025
University of Utah (The) RB
5.00%, 08/01/26	405	417,513
5.00%, 08/01/28 (Call 08/01/26)	255	263,012
Series B-1, 5.00%, 08/01/26 (SAP)	150	154,634
Utah Transit Authority RB, Series A, 5.00%, 06/15/26 (PR 06/15/25)	65	66,239

		4,897,312

Vermont — 0.0%
Vermont Municipal Bond Bank RB, Series 4, 5.00%, 12/01/26	100	103,583

Virginia — 3.6%
City of Chesapeake VA GO, 5.00%, 08/01/26 (SAW)	120	124,088
City of Falls Church VA GO, Series B, 5.00%, 07/15/27 (Call 07/15/26)	175	180,503

Security	Par (000)	Value

Virginia (continued)
City of Newport News VA GO, Series A, 4.00%, 08/01/26	$190	$191,108
City of Norfolk VA GO, Series B, 4.00%, 10/01/28 (Call 10/01/26)	185	185,922
City of Richmond VA GO, Series D, 5.00%, 03/01/26 (SAW)	110	113,142
City of Richmond VA Public Utility Revenue RB, 5.00%, 01/15/27 (Call 01/15/26)	275	281,217
City of Suffolk VA GO
5.00%, 02/01/26	80	82,246
5.00%, 02/01/26 (PR 02/01/25) (SAW)	225	228,301
Commonwealth of Virginia, 5.00%, 06/01/26	125	129,065
Commonwealth of Virginia GO, 5.00%, 06/01/26	55	56,789
County of Arlington VA GO
5.00%, 08/15/26	135	139,745
Series A, 5.00%, 08/15/30 (PR 08/15/26)	160	165,438
County of Chesterfield VA GO, Series B, 5.00%, 01/01/26	185	189,867
County of Fairfax VA GO
5.00%, 10/01/35 (PR 04/01/26) (SAW)	135	138,918
Series A, 4.00%, 10/01/26	120	121,019
Series A, 4.00%, 10/01/26 (Call 04/01/26) (SAW)	160	160,789
County of Fairfax VA Sewer Revenue RB, 5.00%, 07/15/26	370	382,569
County of Henrico VA GO
5.00%, 08/01/26	100	103,459
5.00%, 08/01/26 (SAW)	100	103,459
County of Loudoun VA GO
5.00%, 12/01/26 (SAW)	300	311,813
Series A, 5.00%, 12/01/26	165	171,497
Series A, 5.00%, 12/01/26 (Call 12/01/25)	195	199,913
Hampton Roads Sanitation District RB
5.00%, 08/01/27 (Call 08/01/26)	60	62,012
Series A, 5.00%, 08/01/37 (PR 08/01/26)	1,500	1,548,323
Prince William County Industrial Development Authority
RB, 5.00%, 10/01/26	105	108,738
Virginia College Building Authority RB
5.00%, 02/01/26	375	384,550
5.00%, 02/01/29 (Call 02/01/26)	150	153,560
5.00%, 09/01/29 (PR 09/01/26) (ST INTERCEPT)	15	15,480
Series A, 5.00%, 02/01/26	185	189,711
Series A, 5.00%, 09/01/27 (Call 09/01/26) (ST INTERCEPT)	330	342,229
Series B, 5.00%, 09/01/26 (Call 09/01/25)	75	76,702
Series E, 5.00%, 02/01/26	175	179,457
Virginia Commonwealth Transportation Board RB
5.00%, 05/15/26 (Call 05/15/24)	100	100,702
5.00%, 09/15/26	280	289,640
5.00%, 09/15/27 (Call 09/15/26)	315	325,366
Series A, 5.00%, 05/15/26	300	308,987
Virginia Public Building Authority RB
5.00%, 08/01/27 (Call 08/01/26)	500	516,899
Series A, 5.00%, 08/01/26	655	676,793
Series B, 5.00%, 08/01/26	215	222,153
Series C, 4.00%, 08/01/26 (Call 08/01/24)	120	120,068
Virginia Public School Authority, 5.00%, 08/01/26	135	139,527
Virginia Public School Authority RB
5.00%, 08/01/26 (SAW)	240	248,049
Series B, 5.00%, 08/01/26	245	253,217
Virginia Resources Authority RB
5.00%, 11/01/26	550	570,647
5.00%, 11/01/26 (Call 11/01/25)	215	219,565

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2026 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
5.00%, 11/01/27 (Call 11/01/26)	$275	$285,751
Series A, 5.00%, 11/01/26	420	435,815

		11,534,808

Washington — 4.6%
Cascade Water Alliance, 5.00%, 09/01/26	325	336,188
Central Puget Sound Regional Transit Authority RB
Series S-1, 5.00%, 11/01/26	330	342,141
Series S-1, 5.00%, 11/01/26 (PR 11/01/25)	70	71,581
City of Seattle Municipal Light & Power Revenue, 5.00%, 02/01/26	280	287,313
City of Seattle WA Drainage & Wastewater Revenue RB, 5.00%, 07/01/26	230	237,274
City of Seattle WA GOL
4.00%, 09/01/26	340	342,651
4.00%, 04/01/28 (Call 04/01/26)	80	80,229
Series A, 5.00%, 06/01/26 (Call 06/01/25)	285	289,974
City of Seattle WA Municipal Light & Power Revenue RB
4.00%, 10/01/27 (Call 10/01/26)	110	110,171
Series B, 5.00%, 04/01/26	340	349,629
Series B, 5.00%, 04/01/27 (Call 04/01/26)	260	267,020
Series B, 5.00%, 04/01/28 (Call 04/01/26)	230	236,210
City of Seattle WA Water System Revenue RB, 5.00%, 08/01/26	160	165,239
City of Spokane WA GO, 5.00%, 12/01/26	160	165,969
Clark County School District No. 37 Vancouver GO, 5.00%, 12/01/26 (GTD)	175	181,374
County of King WA GOL, 5.00%, 07/01/26 (Call 01/01/25)	220	222,884
County of King WA Sewer Revenue RB
5.00%, 07/01/26	200	206,428
Series B, 5.00%, 07/01/26	530	547,034
County of Pierce WA GOL, Series A, 5.00%, 07/01/26	110	113,620
County of Snohomish WA GOL, 5.00%, 12/01/26	215	222,958
County of Spokane WA GOL, 5.00%, 12/01/26	60	62,221
Energy Northwest RB
5.00%, 07/01/26 (Call 07/01/25)	635	646,406
Series A, 5.00%, 07/01/26	1,655	1,707,992
Series A, 5.00%, 07/01/27 (Call 07/01/26)	175	180,235
Series C-1, 5.00%, 07/01/26 (Call 07/01/24)	365	367,552
King County School District No. 401 Highline GO, 5.00%, 12/01/28 (Call 12/01/26) (GTD)	350	362,009
King County School District No. 414 Lake Washington GO, 4.00%, 12/01/26 (Call 06/01/26) (GTD)	455	456,282
Pierce County School District No 10 Tacoma GO, 5.00%, 12/01/26 (Call 12/01/25) (GTD)	170	173,769
Pierce County School District No. 402 Franklin Pierce GO, 5.00%, 12/01/27 (Call 12/01/26) (GTD)	100	103,461
Port of Seattle WA RB
5.00%, 02/01/26	530	541,776
5.00%, 06/01/26	80	82,284
5.00%, 08/01/26	455	468,938
State of Washington, 5.00%, 07/01/26	485	500,588
State of Washington GO
0.00%, 06/01/26 (AMBAC)(b)	100	90,476
5.00%, 01/01/26	115	117,929
5.00%, 07/01/26 (Call 01/01/26)	570	583,186
5.00%, 08/01/26	890	919,612
5.00%, 08/01/26 (Call 08/01/25)	200	203,644
5.00%, 08/01/27 (Call 08/01/26)	155	159,595
Series 2020-A, 5.00%, 08/01/26	315	325,481
Series B, 5.00%, 02/01/26 (Call 02/01/25)	665	673,438

Security	Par (000)	Value

Washington (continued)
Series B, 5.00%, 08/01/28 (Call 08/01/26)	$285	$293,299
Series C, 5.00%, 02/01/26	85	87,257
Series R, 5.00%, 08/01/27 (Call 08/01/26)	45	46,334
Series R, 5.00%, 08/01/28 (Call 08/01/26)	295	303,590
Series R-2018-C, 5.00%, 08/01/26	105	108,494
Series-R-2020D, 5.00%, 07/01/26	155	159,982
University of Washington RB
Series A, 5.00%, 12/01/26	225	232,665
Series A, 5.00%, 12/01/28 (Call 12/01/26)	140	144,175

		14,878,557

West Virginia — 0.4%
School Building Authority of West Virginia RB, Series A, 5.00%, 07/01/26 (Call 07/01/24)	145	146,042
State of West Virginia GO
5.00%, 06/01/26	150	154,580
5.00%, 12/01/26	270	280,073
Series A, 0.00%, 11/01/26 (NPFGC)(b)	100	88,724
Series B, 5.00%, 12/01/26	210	217,835
West Virginia Commissioner of Highways RB, Series A, 5.00%, 09/01/26	255	262,326
West Virginia Parkways Authority RB, 5.00%, 06/01/26	155	159,156

		1,308,736

Wisconsin — 1.9%
State of Wisconsin Environmental Improvement Fund Revenue RB
5.00%, 06/01/26	105	108,310
5.00%, 06/01/26 (Call 06/01/25)	50	50,850
Series A, 5.00%, 06/01/26	380	391,979
State of Wisconsin GO
4.00%, 05/01/26 (Call 05/01/24)	150	150,063
5.00%, 11/01/26	640	664,099
Series 1, 4.00%, 11/01/26 (Call 05/01/25)	340	340,528
Series 1, 5.00%, 05/01/26	115	118,609
Series 1, 5.00%, 11/01/26 (Call 05/01/25)	545	555,466
Series 2, 4.00%, 11/01/27 (Call 05/01/26)	190	190,794
Series 2, 5.00%, 11/01/26	580	601,839
Series 3, 5.00%, 11/01/26	115	119,330
Series 4, 5.00%, 05/01/26 (Call 11/01/24)	350	353,884
State of Wisconsin RB
Series A, 5.00%, 05/01/26	650	669,614
Series B, 5.00%, 05/01/28 (PR 05/01/26)	235	241,526
Wisconsin Department of Transportation RB
5.00%, 07/01/26	340	351,102
5.00%, 07/01/27 (Call 07/01/26)	300	307,980
5.00%, 07/01/28 (Call 07/01/26)	145	148,783
Series 1, 5.00%, 07/01/26 (Call 07/01/25)	300	305,211
Series 2, 5.00%, 07/01/26	260	268,490
WPPI Energy RB, Series A, 5.00%, 07/01/26 (Call 07/01/24)	35	35,144

		5,973,601

Total Long-Term Investments — 98.3% (Cost: $331,750,166)		317,849,399

68	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2026 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Liquidity Funds: MuniCash, 3.82%(c)(d)	550,785	$550,785

Total Short-Term Securities — 0.2% (Cost: $550,771)		550,785

Total Investments — 98.5% (Cost: $332,300,937)		318,400,184

Other Assets Less Liabilities — 1.5%		4,832,869

Net Assets — 100.0%		$323,233,053

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(b)	Zero-coupon bond.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds: MuniCash	$1,314,764	$—	$(763,369	)(a)	$(624)	$14	$550,785	550,785	$33,859	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Debt Obligations	$—	$317,849,399	$—	$317,849,399
Short-Term Securities
Money Market Funds	550,785	—	—	550,785

	$550,785	$317,849,399	$—	$318,400,184

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2027 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 2.0%
Alabama Federal Aid Highway Finance Authority RB
5.00%, 09/01/35 (Call 09/01/27)	$1,000	$1,045,103
Series A, 5.00%, 09/01/27	360	376,237
Series A, 5.00%, 09/01/29 (Call 09/01/27)	180	188,119
Series A, 5.00%, 06/01/37 (Call 09/01/27)	130	135,863
Alabama Highway Finance Corp. RB, 5.00%, 08/01/27	425	442,030
Alabama Public School and College Authority RB,
Series A, 5.00%, 11/01/27	1,020	1,070,679
City of Auburn AL GOL, 5.00%, 05/01/27 (Call 05/01/25)	130	131,857
City of Huntsville AL GO, 5.00%, 09/01/27	150	157,421
City of Huntsville AL GOL
5.00%, 05/01/27 (Call 05/01/26)	185	190,654
5.00%, 11/01/27 (Call 05/01/27)	355	370,925
5.00%, 05/01/30 (Call 11/01/27)	125	130,195
Series A, 5.00%, 05/01/28 (Call 11/01/27)	75	78,661
State of Alabama GO
5.00%, 11/01/27	170	177,996
Series C, 5.00%, 08/01/27 (Call 08/01/26)	370	382,044
University of Alabama (The), 5.00%, 07/01/27	405	422,784
Water Works Board of the City of Birmingham (The) RB
5.00%, 01/01/30 (Call 01/01/27)	205	212,751
Series B, 5.00%, 01/01/32 (Call 01/01/27)	200	207,562
Series B, 5.00%, 01/01/43 (Call 01/01/27)	250	259,453

		5,980,334

Alaska — 0.1%
State of Alaska GO, 5.00%, 08/01/27	195	203,506

Arizona — 1.9%
Arizona Board of Regents RB, 5.00%, 07/01/27	200	208,713
Arizona Department of Transportation State Highway Fund Revenue, 5.00%, 07/01/27 (Call 07/01/26)	825	851,372
Arizona State University RB
5.00%, 07/01/27	210	219,148
Series B, 5.00%, 07/01/30 (Call 07/01/27)	185	191,544
Arizona Transportation Board, 5.00%, 07/01/27	180	188,093
City of Chandler AZ GOL, 5.00%, 07/01/27	380	397,482
City of Phoenix AZ GO, 5.00%, 07/01/27 (Call 07/01/26)	495	510,442
City of Phoenix Civic Improvement Corp. RB
5.00%, 07/01/27	250	261,405
5.00%, 07/01/27 (Call 07/01/25)	400	404,546
5.00%, 07/01/27 (Call 07/01/26)	355	365,803
Series D, 5.00%, 07/01/29 (Call 07/01/27)	300	309,531
Maricopa County Unified School District No. 48 Scottsdale GO, 5.00%, 07/01/28 (Call 07/01/27)	40	41,729
Maricopa County Union High School District No. 210-Phoenix GO, 5.00%, 07/01/27	195	203,631
Salt River Project Agricultural Improvement & Power District, 5.00%, 01/01/27	540	561,072
Salt River Project Agricultural Improvement & Power District RB
5.00%, 01/01/27	105	109,097
Series A, 5.00%, 01/01/27	310	322,097
Series A, 5.00%, 01/01/29 (Call 01/01/27)	320	332,405
State of Arizona COP, Series A, 5.00%, 10/01/27	115	119,893

		5,598,003

California — 12.9%
91 Express Lanes Toll Road, 5.00%, 08/15/27	100	105,281

Security	Par (000)	Value

California (continued)
Anaheim Housing & Public Improvements Authority RB, 5.00%, 10/01/27	$215	$226,787
Bay Area Toll Authority RB, 4.00%, 04/01/29 (Call 04/01/27)	1,470	1,473,840
California Health Facilities Financing Authority RB, 5.00%, 11/01/27	780	826,495
California Infrastructure & Economic Development Bank RB
5.00%, 10/01/27 (Call 04/01/27)	110	115,558
5.00%, 10/01/28 (Call 04/01/27)	350	367,312
5.00%, 10/01/29 (Call 04/01/27)	100	104,873
California State Public Works Board RB
5.00%, 10/01/27	120	126,175
5.00%, 10/01/27 (ETM)	10	10,552
5.00%, 09/01/29 (Call 09/01/27)	290	303,642
5.00%, 10/01/30 (Call 10/01/27)	155	162,412
Series C, 5.00%, 03/01/28 (Call 03/01/27)	320	333,301
California State University RB
5.00%, 11/01/29 (Call 05/01/27)	370	387,061
Series A, 5.00%, 11/01/27 (Call 11/01/25)	100	102,591
Series A, 5.00%, 11/01/27 (Call 05/01/26)	585	605,060
Series A, 5.00%, 11/01/30 (Call 05/01/27)	220	229,740
Carlsbad Unified School District GO, 5.00%, 08/01/27 (Call 08/01/26)	200	207,158
City of Foster City CA GO, 4.00%, 08/01/30 (Call 08/01/27)	120	121,551
City of Los Angeles CA Wastewater System Revenue RB, Series B, 5.00%, 06/01/27	415	436,459
City of Los Angeles Department of Airports RB
5.00%, 05/15/27	590	618,496
5.00%, 05/15/27 (ETM)	110	115,414
City of Los Angeles Solid Waste Resources Revenue RB, 5.00%, 02/01/27	150	157,196
City of San Francisco CA Public Utilities Commission Water Revenue RB
5.00%, 11/01/27	160	169,415
5.00%, 11/01/27 (Call 05/01/25)	125	127,633
5.00%, 11/01/27 (Call 11/01/26)	250	260,779
Series D, 5.00%, 11/01/30 (Call 11/01/27)	355	373,617
Coast Community College District GO, Series D, 5.00%, 08/01/28 (Call 08/01/27)	160	168,353
Contra Costa Transportation Authority RB, Series A, 5.00%, 03/01/27 (Call 03/01/25)	345	351,448
Contra Costa Transportation Authority Sales Tax Revenue RB, 5.00%, 03/01/27	190	199,250
County of Santa Clara CA, 5.00%, 08/01/27	170	179,424
County of Santa Clara CA GO, 5.00%, 08/01/29 (Call 08/01/27)	125	131,755
East Bay Municipal Utility District Wastewater System Revenue RB, Series A, 5.00%, 06/01/28 (Call 06/01/27)	130	137,093
East Bay Municipal Utility District Water System
Revenue RB
5.00%, 06/01/27	35	36,846
5.00%, 06/01/28 (Call 06/01/27)	85	89,638
Series A, 5.00%, 06/01/27 (Call 06/01/25)	155	158,437
Series B, 5.00%, 06/01/27	65	68,428
El Camino Community College District Foundation GO, 0.00%, 08/01/27(a)	200	172,099
Foothill-De Anza Community College District, 0.00%, 08/01/27 (NPFGC)(a)	415	358,948

70	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2027 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Fremont Union High School District GO, 5.00%, 08/01/29 (Call 08/01/27)	$75	$79,161
Los Angeles Community College District/CA GO
4.00%, 08/01/30 (Call 08/01/27)	120	121,551
5.00%, 08/01/27	320	337,971
Series J, 5.00%, 08/01/28 (Call 08/01/27)	190	200,364
Los Angeles County Metropolitan Transportation Authority RB
5.00%, 07/01/30 (Call 07/01/27)	240	252,364
Series A, 5.00%, 06/01/27	1,105	1,164,423
Series A, 5.00%, 07/01/29 (Call 07/01/27)	255	268,245
Los Angeles County Metropolitan Transportation
Authority Sales Tax Revenue RB
4.00%, 07/01/27 (Call 07/01/25)	125	125,757
5.00%, 07/01/27	255	269,061
Los Angeles Department of Water & Power RB
5.00%, 07/01/27	645	679,428
5.00%, 07/01/30 (Call 01/01/27)	100	103,787
Los Angeles Department of Water & Power System
Revenue RB, Series C, 5.00%, 07/01/28
(Call 07/01/27)	295	308,837
Los Angeles Department of Water & Power Water
System Revenue RB, 5.00%, 07/01/27	500	526,793
Los Angeles Department of Water RB, Series A, 5.00%,
07/01/30 (Call 01/01/27)	405	420,950
Los Angeles Unified School District/CA GO
3.00%, 07/01/27	160	153,205
5.00%, 07/01/27	1,265	1,331,536
5.00%, 07/01/27 (Call 07/01/25)	75	76,642
Series A, 5.00%, 07/01/27	690	726,343
Series B1, 5.00%, 07/01/27	235	247,378
Metropolitan Water District of Southern California RB
5.00%, 07/01/27	125	131,496
Series A, 5.00%, 07/01/27	485	510,204
Series C, 5.00%, 10/01/27	55	58,263
Modesto Irrigation District RB, Series A, 5.00%,
10/01/27 (Call 10/01/25)	40	40,971
Mountain View Los Altos Union High School District/CA
GO, Series C, 0.00%, 08/01/27(a)	150	128,791
Municipal Improvement Corp. of Los Angeles RB,
Series B, 5.00%, 11/01/27 (Call 11/01/26)	350	363,170
Newport Mesa Unified School District GO, 0.00%,
08/01/27 (NPFGC)(a)	215	184,668
Orange County Sanitation District RB, 5.00%, 02/01/27	55	57,604
Palo Alto Unified School District GO, 0.00%,
08/01/27(a)	145	124,956
Pasadena Area Community College District GO, 4.00%,
08/01/27	400	406,669
Poway Unified School District GO, 0.00%, 08/01/27(a)	400	343,567
Riverside County Transportation Commission RB,
Series B, 5.00%, 06/01/28 (Call 12/01/27)	160	168,796
Riverside Unified School District GO, 4.00%, 08/01/29
(Call 08/01/27)	90	90,717
Sacramento Municipal Utility District RB, 5.00%,
08/15/27	90	95,146
San Diego County Regional Airport Authority RB
5.00%, 07/01/27	100	104,601
5.00%, 07/01/28 (Call 07/01/27)	475	496,782
San Diego County Regional Transportation
Commission, 5.00%, 04/01/27	210	220,647

Security	Par (000)	Value

California (continued)
San Diego County Water Authority, 5.00%, 05/01/27
(Call 05/01/26)	$100	$103,733
San Diego County Water Authority RB, 5.00%, 05/01/27
(Call 05/01/25)	110	112,052
San Diego Public Facilities Financing Authority RB,
5.00%, 08/01/27	250	263,589
San Diego Unified School District/CA GO
5.00%, 07/01/30 (Call 07/01/27)	185	194,314
Series J, 5.00%, 07/01/29 (Call 07/01/27)	100	105,135
San Francisco Bay Area Rapid Transit District Sales
Tax Revenue RB
5.00%, 07/01/29 (Call 07/01/27)	190	199,157
Series A, 5.00%, 07/01/29 (Call 07/01/27)	100	104,820
San Francisco City & County Airport Commission San
Francisco International Airport RB
5.00%, 05/01/27 (Call 05/01/26)	145	148,943
Series D, 5.00%, 05/01/27 (Call 05/01/26)	100	102,720
San Francisco City & County Public Utilities
Commission Wastewater Revenue RB, 5.00%,
10/01/27	160	169,192
San Francisco County Transportation Authority Sales
Tax Revenue RB, 4.00%, 02/01/29 (Call 02/01/27)	255	258,103
San Jose Unified School District GO
5.00%, 08/01/27	150	158,316
Series C, 0.00%, 08/01/27 (NPFGC)(a)	95	81,358
San Mateo County Community College District GO
Series A, 0.00%, 09/01/27 (NPFGC)(a)	355	304,679
Series B, 0.00%, 09/01/27 (NPFGC)(a)	300	257,476
San Mateo Union High School District GO, Series C,
0.00%, 09/01/27 (NPFGC)(a)	170	145,903
Southern California Public Power Authority, 4.00%,
07/01/27 (Call 01/01/25)	415	416,768
Southern California Public Power Authority RB,
Series C, 5.00%, 07/01/27 (Call 01/01/25)	180	182,408
State of California, 4.00%, 09/01/27	200	202,301
State of California Department of Water Resources RB
5.00%, 12/01/28 (Call 12/01/27)	130	137,702
Series AX, 5.00%, 12/01/27	220	233,819
Series BB, 5.00%, 12/01/27	105	111,595
State of California GO
4.00%, 08/01/27 (Call 08/01/26)	50	50,308
5.00%, 04/01/27	1,225	1,277,069
5.00%, 08/01/27	1,250	1,308,980
5.00%, 08/01/27 (Call 08/01/26)	205	212,161
5.00%, 09/01/27	200	209,676
5.00%, 09/01/27 (Call 09/01/26)	145	150,235
5.00%, 10/01/27	1,060	1,112,571
5.00%, 11/01/27	1,350	1,418,613
5.00%, 12/01/27	510	536,464
5.00%, 08/01/28 (Call 08/01/27)	385	401,832
5.00%, 11/01/28 (Call 11/01/27)	490	512,933
5.00%, 08/01/29 (Call 08/01/27)	450	468,690
5.00%, 08/01/30 (Call 08/01/27)	1,145	1,190,110
5.00%, 11/01/30 (Call 11/01/27)	745	776,176
Series B, 5.00%, 11/01/27	380	399,313
Series C, 5.00%, 08/01/27 (Call 08/01/26)	700	724,451
Sunnyvale Financing Authority RB, 4.00%, 04/01/27	100	101,230
University of California, 5.00%, 05/15/27	110	115,687
University of California RB
5.00%, 05/15/28 (Call 05/15/27)	150	157,519
5.00%, 05/15/29 (Call 05/15/27)	125	130,893

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2027 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
5.00%, 05/15/30 (Call 05/15/27)	$305	$319,067
Series AO, 5.00%, 05/15/27 (Call 05/15/25)	325	330,267
Series AY, 5.00%, 05/15/30 (Call 05/15/27)	835	873,512
Series I, 5.00%, 05/15/27 (Call 05/15/25)	570	578,897
West Valley-Mission Community College District GO, Series B, 5.00%, 08/01/27 (Call 08/01/25)	75	76,752
Western Municipal Water District Facilities Authority RB, 5.00%, 10/01/27	175	184,463

		38,652,913

Colorado — 1.1%
Adams & Arapahoe Joint School District 28J Aurora, 5.00%, 12/01/27 (SAW)	150	157,492
Board of Governors of Colorado State University System RB, 5.00%, 03/01/27
(ST HGR ED INTERCEPT PROG)	250	259,219
City & County of Denver Co. Airport System
Revenue RB
5.00%, 11/15/27	605	633,042
Series B, 5.00%, 12/01/27	45	46,953
City & County of Denver Co. GO, 5.00%, 08/01/27	350	367,140
City of Colorado Springs Co. Utilities System Revenue RB, 5.00%, 11/15/27	320	335,811
Colorado Health Facilities Authority RB, 5.00%, 11/01/27	200	204,188
Denver City & County School District No. 1 GO
5.50%, 12/01/28 (Call 12/01/27) (SAW)	295	314,327
5.50%, 12/01/29 (Call 12/01/27) (SAW)	200	212,714
5.50%, 12/01/30 (Call 12/01/27) (SAW)	125	132,704
Series B, 4.00%, 12/01/27 (SAW)	230	233,283
State of Colorado COP, Series K, 5.00%, 03/15/27	175	181,205
University of Colorado, 5.00%, 06/01/29 (Call 06/01/27)	100	103,978
Weld County School District No. 6 Greeley GO, 5.00%, 12/01/27 (SAW)	85	89,411

		3,271,467

Connecticut — 1.6%
City of Danbury CT GO, 5.00%, 11/01/27
(Call 11/01/26)	50	51,854
State of Connecticut Clean Water Fund - State Revolving Fund RB, Series A, 5.00%, 05/01/29 (Call 05/01/27)	180	188,500
State of Connecticut GO
4.00%, 06/01/27	55	55,361
5.00%, 07/15/27	520	542,560
5.00%, 08/15/27 (Call 08/15/26)	225	232,259
Series 2021 A, 4.00%, 01/15/27	545	547,782
Series A, 5.00%, 04/15/29 (Call 04/15/27)	350	363,798
Series B, 4.00%, 06/01/27	210	211,378
Series B, 5.00%, 06/15/27 (Call 06/15/25)	215	218,165
Series D, 5.00%, 09/15/27	100	104,564
Series F, 5.00%, 11/15/27 (Call 11/15/25)	815	830,432
State of Connecticut Special Tax Revenue RB
5.00%, 09/01/27 (Call 09/01/26)	235	242,717
Series A, 5.00%, 01/01/27	105	108,811
Series A, 5.00%, 05/01/27	460	478,724
Series B, 5.00%, 10/01/27	170	177,862
Series D, 5.00%, 11/01/27	200	209,482
University of Connecticut, 5.00%, 11/01/27	65	67,983
University of Connecticut RB, 5.00%, 04/15/27	125	129,849

		4,762,081

Security	Par (000)	Value

Delaware — 0.9%
County of New Castle, 5.00%, 04/01/27	$130	$135,738
Delaware Transportation Authority RB
5.00%, 07/01/27	410	428,719
5.00%, 07/01/27 (Call 07/01/26)	65	67,095
State of Delaware GO
5.00%, 02/01/27	545	568,417
5.00%, 07/01/27	270	283,272
Series A, 5.00%, 01/01/27	735	765,690
Series A, 5.00%, 02/01/27	110	114,727
Series D, 5.00%, 07/01/27 (Call 07/01/26)	365	377,418

		2,741,076

District of Columbia — 1.8%
District of Columbia GO
5.00%, 06/01/29 (Call 06/01/27)	250	259,996
Series A, 5.00%, 10/15/27	160	168,087
Series D, 5.00%, 06/01/27	625	653,243
Series E, 5.00%, 02/01/27	475	494,226
Series E, 5.00%, 06/01/27 (Call 12/01/26)	290	299,524
District of Columbia RB
5.00%, 12/01/27	105	109,759
Series A, 5.00%, 03/01/27	460	478,717
Series B, 5.00%, 10/01/27	395	414,296
Series C, 5.00%, 05/01/27	270	281,620
Series C, 5.00%, 10/01/27	560	587,356
District of Columbia Water & Sewer Authority RB
Series A, 5.00%, 10/01/27 (Call 10/01/25)	175	178,595
Series B, 5.00%, 10/01/27	200	209,919
Metropolitan Washington Airports Authority Aviation Revenue RB, 5.00%, 10/01/27	135	141,044
Washington Metropolitan Area Transit Authority RB
5.00%, 07/01/27	80	83,068
5.00%, 07/01/28 (Call 07/01/27)	340	350,876
5.00%, 07/01/30 (Call 07/01/27)	110	112,758
Series A, 5.00%, 07/15/27	395	411,305
Series A-1, 5.00%, 07/01/29 (Call 07/01/27)	120	123,455

		5,357,844

Florida — 2.2%
Broward County FL Water & Sewer Utility Revenue RB, 5.00%, 10/01/27 (Call 10/01/25)	180	183,464
City of Miami Beach FL Stormwater Revenue RB, 5.00%, 09/01/27	115	119,313
County of Miami-Dade FL Aviation Revenue RB, 5.00%, 10/01/27 (Call 10/01/26)	160	163,786
County of Miami-Dade FL GO, Series A, 5.00%, 07/01/27	100	104,531
County of Miami-Dade FL Water & Sewer System Revenue RB
5.00%, 10/01/27	180	188,191
Series B, 5.00%, 10/01/27	280	292,846
Florida Department of Environmental Protection RB
Series A, 5.00%, 07/01/27	305	317,756
Series A, 5.00%, 07/01/27 (Call 07/01/26)	175	179,476
Hillsborough County Aviation Authority RB, 5.00%, 10/01/27	200	208,953
Hillsborough County School Board COP, Series B,
5.00%, 07/01/27	30	30,933
Orlando Utilities Commission RB, 5.00%, 10/01/27	350	366,837
Palm Beach County School District, 5.00%, 08/01/27	200	208,511
Palm Beach County School District COP 5.00%, 08/01/27	105	109,468

72	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2027 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Series A, 5.00%, 08/01/27	$195	$203,298
Series B, 5.00%, 08/01/27	115	119,894
School Board of Miami-Dade County (The), 5.00%, 05/01/27 (Call 05/01/25) (AGM)	190	192,542
School Board of Miami-Dade County (The) GO, 5.00%, 03/15/27	85	88,150
School District of Broward County/FL GO, 5.00%, 07/01/27	135	140,975
State of Florida Department of Transportation RB, 5.00%, 07/01/27	585	612,323
State of Florida Department of Transportation Turnpike System RB
Series A, 5.00%, 07/01/27	285	298,012
Series A, 5.00%, 07/01/29 (Call 07/01/27)	215	223,190
State of Florida GO
5.00%, 06/01/27	245	256,490
5.00%, 06/01/27 (Call 06/01/26)	155	159,556
5.00%, 07/01/27	250	261,589
5.00%, 07/01/27 (Call 07/01/26)	55	56,801
5.00%, 07/01/28 (Call 07/01/27)	285	297,804
Series A, 5.00%, 07/01/27	60	62,781
Series B, 5.00%, 06/01/30 (Call 06/01/27)	125	130,279
Series C, 5.00%, 06/01/27	180	188,442
Series D, 5.00%, 06/01/27	130	136,097
State of Florida Lottery Revenue RB
5.00%, 07/01/27 (Call 07/01/26)	198	203,469
Series A, 5.00%, 07/01/27	353	368,747

		6,474,504

Georgia — 2.4%
Athens-Clarke County Unified Government GO, 5.00%, 12/01/27	50	52,517
City of Atlanta GA, 5.00%, 12/01/27	215	226,073
City of Atlanta GA Department of Aviation RB 5.00%, 07/01/27	100	104,148
Series A, 5.00%, 07/01/27	200	208,295
City of Atlanta GA Water & Wastewater Revenue RB
Series B, 5.00%, 11/01/29 (Call 11/01/27)	120	125,089
Series C, 5.00%, 11/01/28 (Call 11/01/27)	225	235,275
County of Columbia GA GO, 5.00%, 01/01/27	45	46,838
Georgia Ports Authority RB, 5.00%, 07/01/27	980	1,023,717
Georgia State Road & Tollway Authority RB, 5.00%, 06/01/27	570	594,395
Gwinnett County Water & Sewerage Authority RB, 5.00%, 08/01/27	630	660,401
Metropolitan Atlanta Rapid Transit Authority RB
4.00%, 07/01/30 (Call 07/01/27)	135	134,070
5.00%, 07/01/27 (Call 07/01/26)	225	232,369
Series A, 5.25%, 07/01/27 (NPFGC)	100	105,135
Series D, 4.00%, 07/01/27	535	540,875
State of Georgia, 5.00%, 07/01/27	200	209,551
State of Georgia GO
5.00%, 02/01/28 (Call 02/01/27)	300	312,240
5.00%, 07/01/28 (Call 01/01/27)	720	748,979
5.00%, 02/01/29 (Call 02/01/27)	175	182,133
Series A, 5.00%, 02/01/27 (Call 02/01/26)	80	82,123
Series A, 5.00%, 08/01/27	550	576,935
Series C, 5.00%, 07/01/29 (Call 07/01/27)	225	235,188
Series E, 5.00%, 12/01/27 (Call 12/01/26)	175	181,562
Series F, 5.00%, 01/01/27	100	104,054

Security	Par (000)	Value

Georgia (continued)
Series F, 5.00%, 07/01/27 (Call 01/01/27)	$125	$130,161

		7,052,123

Hawaii — 1.4%
City & County Honolulu HI Wastewater System Revenue RB
5.00%, 07/01/27 (Call 07/01/26)	340	350,085
Series A, 5.00%, 07/01/27 (Call 07/01/25)	285	290,027
City & County of Honolulu HI GO
5.00%, 07/01/27	355	370,712
5.00%, 09/01/27	175	183,148
5.00%, 10/01/27	125	130,967
5.00%, 11/01/27	375	393,347
Series B, 5.00%, 10/01/27 (Call 10/01/25)	150	152,776
Series C, 4.00%, 08/01/27	245	247,197
County of Hawaii HI GO, 5.00%, 09/01/27
(Call 03/01/26)	100	102,758
County of Maui HI, 5.00%, 03/01/27	135	140,364
State of Hawaii GO
5.00%, 04/01/27 (Call 04/01/26)	110	112,791
5.00%, 10/01/27	205	214,786
Series FE, 5.00%, 10/01/27 (Call 10/01/26)	445	457,534
Series FH, 5.00%, 10/01/27 (Call 10/01/26)	220	226,441
Series FK, 5.00%, 05/01/28 (Call 05/01/27)	200	207,178
Series FN, 5.00%, 10/01/30 (Call 10/01/27)	460	476,227

		4,056,338

Idaho — 0.2%
Idaho Housing & Finance Association RB, Series A, 5.00%, 07/15/27	535	558,588

Illinois — 4.1%
Chicago Midway International Airport RB, 5.00%, 01/01/27 (BAM)	250	257,899
Chicago O’Hare International Airport RB
Series A, 5.00%, 01/01/28 (Call 01/01/27)	425	437,273
Series B, 5.00%, 01/01/27 (Call 01/01/25)	275	274,898
Chicago Transit Authority Capital Grant Receipts Revenue RB, 5.00%, 06/01/27	225	230,456
Illinois Finance Authority RB
5.00%, 01/01/27	140	145,082
5.00%, 07/01/27	460	479,399
5.00%, 07/01/29 (Call 01/01/27)	850	880,955
Illinois State Toll Highway Authority RB
5.00%, 01/01/27	465	481,598
Series A, 5.00%, 01/01/27	655	678,380
Series B, 5.00%, 01/01/27	690	714,629
Series B, 5.00%, 01/01/27 (Call 07/01/26)	125	128,253
Lake County School District No. 112 North Shore GO, 5.00%, 06/01/27	110	114,670
Metropolitan Water Reclamation District of Greater Chicago GO, 5.00%, 12/01/27 (Call 12/01/26)	175	180,170
Sales Tax Securitization Corp. RB, 5.00%, 01/01/27	140	143,861
State of Illinois GO
5.00%, 02/01/27	795	811,211
5.00%, 03/01/27	265	270,456
5.00%, 05/01/27	450	459,765
5.00%, 06/01/27 (Call 06/01/26)	100	101,575
5.00%, 07/01/27	305	311,941
5.00%, 10/01/27	1,065	1,090,590
Series A, 5.00%, 03/01/27	490	500,088
Series A, 5.00%, 12/01/27	400	409,978
Series B, 5.00%, 03/01/27	255	260,250

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2027 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Series B, 5.00%, 09/01/27	$285	$291,704
Series D, 5.00%, 11/01/27	1,385	1,418,997
Series D, 5.00%, 11/01/28 (Call 11/01/27)	1,000	1,022,290
State of Illinois Sales Tax Revenue RB, Series C, 5.00%, 06/15/27	200	204,368

		12,300,736

Indiana — 1.1%
Indiana Finance Authority, 5.00%, 02/01/27	230	239,238
Indiana Finance Authority RB
5.00%, 02/01/27	595	618,898
5.00%, 10/01/27	1,150	1,201,630
Series C, 5.00%, 06/01/27 (Call 12/01/26)	570	588,342
Indiana University RB
4.00%, 08/01/27	125	126,034
5.00%, 08/01/29 (Call 08/01/27)	165	171,970
Indianapolis Local Public Improvement Bond Bank RB, Series A, 5.00%, 01/15/29 (Call 01/15/27)	375	388,308

		3,334,420

Iowa — 0.2%
City of Des Moines IA GO, 5.00%, 06/01/27	485	506,075
Iowa Finance Authority RB, 5.00%, 08/01/30
(Call 08/01/27)	125	130,457

		636,532

Kansas — 0.6%
County of Johnson KS GO, 5.00%, 09/01/27	180	187,400
State of Kansas Department of Transportation RB
5.00%, 09/01/27 (Call 09/01/25)	710	724,472
5.00%, 09/01/29 (Call 09/01/27)	145	150,620
5.00%, 09/01/30 (Call 09/01/27)	150	155,022
Series A, 5.00%, 09/01/28 (Call 09/01/27)	480	501,036

		1,718,550

Kentucky — 0.0%
Louisville/Jefferson County Metropolitan Government
GO, Series A, 5.00%, 04/01/27	150	155,985

Louisiana — 1.1%
State of Louisiana Gasoline & Fuels Tax Revenue RB, Series B, 5.00%, 05/01/27	280	291,677
State of Louisiana GO
5.00%, 03/01/27	265	275,698
5.00%, 04/01/27	180	187,475
5.00%, 09/01/27 (Call 09/01/26)	240	247,653
5.00%, 04/01/28 (Call 04/01/27)	195	202,729
5.00%, 10/01/29 (Call 10/01/27)	190	197,356
Series A, 5.00%, 03/01/27	425	442,157
Series B, 5.00%, 08/01/27 (Call 08/01/26)	320	329,886
Series B, 5.00%, 10/01/27	485	507,251
State of Louisiana RB, 5.00%, 09/01/27	600	626,844

		3,308,726

Maine — 0.6%
Maine Municipal Bond Bank RB
5.00%, 11/01/27	475	498,240
5.00%, 11/01/27 (Call 11/01/26)	295	305,767
Maine Turnpike Authority RB, 5.00%, 07/01/27	130	135,845
State of Maine GO, 5.00%, 06/01/27	725	756,771

		1,696,623

Maryland — 4.0%
City of Baltimore MD GO, Series A, 5.00%, 10/15/27	120	125,615
County of Anne Arundel MD, 5.00%, 04/01/27	250	261,035

Security	Par (000)	Value

Maryland (continued)
County of Anne Arundel MD GOL
5.00%, 04/01/27	$200	$208,828
5.00%, 10/01/27	235	247,093
5.00%, 10/01/28 (Call 10/01/27)	315	330,469
5.00%, 10/01/29 (Call 10/01/27)	255	266,371
County of Baltimore MD GO
5.00%, 02/01/27 (Call 02/01/26)	165	169,308
5.00%, 03/01/27	220	229,162
5.00%, 08/01/27	215	225,221
County of Charles MD GO, 5.00%, 10/01/27	100	105,146
County of Howard MD, 5.00%, 02/15/27	650	677,489
County of Howard MD GO
5.00%, 02/15/30 (Call 02/15/27)	160	165,786
Series B, 5.00%, 02/15/28 (Call 02/15/27)	310	322,708
County of Montgomery MD GO
4.00%, 11/01/27	455	461,165
4.00%, 11/01/28 (Call 11/01/27)	165	166,892
5.00%, 08/01/27	215	225,529
5.00%, 10/01/28 (Call 10/01/27)	115	120,647
Series A, 5.00%, 11/01/27	195	205,282
Series C, 5.00%, 10/01/27	150	157,719
County of Prince George’s MD GO, 3.00%, 09/15/27	50	47,859
County of Prince George’s MD GOL, Series A, 5.00%, 07/15/27	750	786,243
State of Maryland Department of Transportation RB
4.00%, 09/01/27	85	86,008
5.00%, 09/01/27	225	235,721
5.00%, 10/01/27	450	471,983
5.00%, 10/01/27 (Call 10/01/26)	290	300,652
5.00%, 12/01/27	250	262,779
5.00%, 12/01/27 (Call 12/01/26)	110	113,736
5.00%, 09/01/28 (Call 09/01/27)	345	361,690
5.00%, 10/01/28 (Call 10/01/27)	175	183,659
5.00%, 09/01/30 (Call 09/01/27)	350	364,578
Series A, 5.00%, 10/01/27	280	293,678
State of Maryland GO
5.00%, 08/01/27	825	865,992
Second Series, 5.00%, 08/01/27	305	320,155
Series A, 5.00%, 03/15/27	395	412,434
Series A, 5.00%, 08/01/27	345	362,142
Series A, 5.00%, 03/15/28 (Call 03/15/27)	570	593,982
Series A, 5.00%, 08/01/28 (Call 08/01/27)	150	157,039
Series A, 5.00%, 08/01/29 (Call 08/01/27)	465	484,973
Washington Suburban Sanitary Commission, 5.00%, 06/01/27 (GTD)	225	235,475
Washington Suburban Sanitary Commission RB
3.00%, 06/01/27 (GTD)	100	95,951
5.00%, 06/15/28 (Call 06/15/27) (GTD)	115	120,209

		11,828,403

Massachusetts — 2.4%
City of Boston MA GO
5.00%, 04/01/27	525	550,754
5.00%, 11/01/27	115	121,723
Series A, 5.00%, 05/01/27	90	94,537
City of Waltham MA GOL, 5.00%, 10/15/27	100	105,394
Commonwealth of Massachusetts Federal Highway Grant Anticipation Note Revenue RB, Series A, 5.00%, 06/15/27 (Call 06/15/26)	155	159,946
Commonwealth of Massachusetts GOL
5.00%, 01/01/27	325	338,274
5.00%, 05/01/27	135	141,171

74	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2027 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts (continued)
5.00%, 09/01/27	$850	$892,986
Series B, 5.00%, 07/01/27	285	298,710
Series C, 5.00%, 05/01/27	390	407,827
Series D, 5.00%, 07/01/27	595	623,623
Series E, 5.00%, 11/01/27	335	352,791
Series G, 5.00%, 09/01/27	285	299,413
Commonwealth of Massachusetts Transportation Fund Revenue RB, Series A, 5.00%, 06/01/30 (Call 12/01/27)	100	103,849
Massachusetts Bay Transportation Authority RB Series A, 5.00%, 07/01/27	555	581,504
Series A-2, 5.00%, 07/01/28 (Call 07/01/27)	110	115,044
Massachusetts Clean Water Trust (The) RB 5.00%, 02/01/27	720	751,161
5.00%, 02/01/27 (Call 02/01/26)	100	102,937
5.25%, 08/01/27	25	26,505
Massachusetts School Building Authority RB, Series C, 5.00%, 08/15/27 (Call 08/15/25)	245	249,307
Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue, 5.00%, 01/01/27	260	270,304
Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue RB, 5.00%, 01/01/27	400	416,459
Massachusetts Water Resources Authority RB, Series B, 5.00%, 08/01/29 (Call 08/01/27)	135	140,081
University of Massachusetts Building Authority RB, 5.00%, 11/01/27	60	63,141

		7,207,441

Michigan — 1.5%
Michigan Finance Authority RB, 5.00%, 12/01/28 (Call 06/01/27)	275	282,769
Michigan State Building Authority, 5.00%, 04/15/27 (Call 10/15/25)	210	213,811
Michigan State Building Authority RB, 5.00%, 10/15/27	670	701,853
Michigan State University, 5.00%, 02/15/27	305	316,844
State of Michigan, 5.00%, 05/01/27	210	218,548
State of Michigan RB, 5.00%, 03/15/27	1,440	1,493,824
State of Michigan Trunk Line Revenue RB, Series B, 5.00%, 11/15/27	610	641,542
University of Michigan RB
5.00%, 04/01/27	220	229,423
Series A, 5.00%, 04/01/29 (Call 04/01/27)	200	208,066
Wayne County Airport Authority RB, 5.00%, 12/01/27 (Call 12/01/25)	200	199,919

		4,506,599

Minnesota — 2.2%
City of Minneapolis MN GO, 5.00%, 12/01/27	170	179,085
County of Hennepin MN GO
5.00%, 12/01/27	440	462,490
5.00%, 12/01/28 (Call 12/01/27)	200	209,982
5.00%, 12/01/29 (Call 12/01/27)	120	125,643
Metropolitan Council GO
4.00%, 03/01/27 (Call 03/01/26)	300	300,810
5.00%, 03/01/27	305	317,507
5.00%, 12/01/27	205	215,558
Minneapolis-St Paul Metropolitan Airports
Commission RB
5.00%, 01/01/27	285	295,001
5.00%, 01/01/28 (Call 01/01/27)	100	103,338
Minnesota Public Facilities Authority RB, 5.00%,
03/01/27 (Call 03/01/26)	635	658,844

Security	Par (000)	Value

Minnesota (continued)
State of Minnesota, 5.00%, 08/01/27	$395	$413,920
State of Minnesota GO
5.00%, 08/01/27	615	644,458
5.00%, 09/01/27	175	183,594
5.00%, 10/01/28 (Call 10/01/27)	210	220,711
Series A, 5.00%, 10/01/28 (Call 10/01/27)	460	483,461
Series B, 5.00%, 10/01/28 (Call 10/01/27)	100	105,100
Series D, 5.00%, 08/01/27 (Call 08/01/26)	265	274,325
Series D, 5.00%, 10/01/27	235	246,830
State of Minnesota RB, 5.00%, 03/01/27	260	270,414
University of Minnesota, 5.00%, 12/01/27	240	252,082

University of Minnesota RB
5.00%, 09/01/27	100	104,765
5.00%, 12/01/28 (Call 12/01/27)	185	193,584
Series B, 5.00%, 12/01/29 (Call 12/01/27)	215	224,599

		6,486,101

Mississippi — 0.7%
State of Mississippi GO
Series A, 5.00%, 10/01/28 (Call 10/01/27)	630	658,598
Series A, 5.00%, 10/01/32 (Call 10/01/27)	325	341,240
Series A, 5.00%, 10/01/34 (Call 10/01/27)	1,000	1,049,968
Series C, 5.00%, 10/01/27 (Call 10/01/25)	90	92,028

		2,141,834

Missouri — 0.6%
Metropolitan St Louis Sewer District RB
5.00%, 05/01/27	355	369,095
Series A, 5.00%, 05/01/28 (Call 05/01/27)	295	306,876
Missouri State Board of Public Buildings GO, 5.00%, 10/01/27	935	977,896
Missouri State Board of Public Buildings RB, 5.00%, 04/01/27 (Call 04/01/26)	100	102,956
Missouri State Environmental Improvement & Energy Resources Authority RB, 5.00%, 01/01/27 (Call 07/01/25)	45	45,833

		1,802,656

Montana — 0.1%
State of Montana, 5.00%, 08/01/27	235	245,753

Nebraska — 0.6%

City of Lincoln NE Electric System Revenue RB,
5.00%, 09/01/27 (Call 03/01/27)	335	348,094
City of Omaha, 5.00%, 04/15/27	150	156,361

Nebraska Public Power District RB
5.00%, 01/01/27	175	180,772
Series A, 5.00%, 01/01/27 (Call 01/01/26)	145	148,213
Series B, 5.00%, 01/01/28 (Call 01/01/27)	50	51,744

Omaha Public Power District RB
5.00%, 02/01/27 (Call 02/01/26)	640	655,881
Series A, 5.00%, 02/01/30 (Call 12/01/27)	165	172,913

University of Nebraska Facilities Corp. RB (The),
5.00%, 07/15/27	220	229,777

		1,943,755

Nevada — 2.1%

Clark County School District GOL
5.00%, 06/15/27	125	129,600
5.00%, 06/15/27 (AGM)	180	186,932
5.00%, 06/15/27 (Call 12/15/25)	190	192,852
5.00%, 06/15/27 (Call 12/15/26)	500	514,953
Series C, 5.00%, 06/15/27 (Call 12/15/25)	315	321,072

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2027 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nevada (continued)
County of Clark NV GOL
5.00%, 06/01/27	$65	$67,693
5.00%, 07/01/27 (Call 07/01/25)	500	509,062
5.00%, 11/01/27	245	256,523
5.00%, 12/01/27	75	78,602
Series B, 5.00%, 11/01/27 (Call 11/01/26)	75	77,436
County of Clark NV Passenger Facility Charge RB, Series C, 5.00%, 07/01/27	305	317,650
County of Clark NV RB
5.00%, 07/01/27	815	849,653
5.00%, 07/01/30 (Call 07/01/27)	85	88,113
County of Washoe NV Gas Tax Revenue RB, 5.00%, 02/01/27	215	222,303
County of Washoe NV RB, 5.00%, 02/01/27	35	36,189
Las Vegas Valley Water District GO, 5.00%, 06/01/27	140	146,183
Las Vegas Valley Water District GOL
5.00%, 06/01/27 (Call 06/01/25)	100	101,743
5.00%, 02/01/29 (Call 02/01/27)	85	88,170
Series A, 5.00%, 06/01/27 (Call 06/01/25)	335	340,838
State of Nevada GOL
5.00%, 05/01/27	150	156,555
5.00%, 08/01/27	175	182,945
Series D, 5.00%, 04/01/27 (Call 04/01/25)	405	411,285
State of Nevada Highway Improvement Revenue RB
5.00%, 12/01/27	100	104,995
5.00%, 12/01/27 (Call 06/01/26)	490	504,767
Washoe County School District/NV GOL
5.00%, 04/01/27	125	129,703
5.00%, 10/01/27	150	156,604

		6,172,421

New Hampshire — 0.3%
New Hampshire Municipal Bond Bank, 5.00%, 08/15/27	95	99,501
New Hampshire Municipal Bond Bank RB
4.00%, 08/15/27 (Call 08/15/26)	200	199,777
5.00%, 08/15/27 (ST INTERCEPT)	80	83,791
State of New Hampshire GO
5.00%, 03/01/27 (Call 03/01/25)	35	35,525
5.00%, 12/01/27	255	268,430
Series B, 4.00%, 12/01/30 (Call 12/01/27)	120	120,202
Series D, 5.00%, 12/01/27	215	226,323

		1,033,549

New Jersey — 2.5%
County of Essex NJ GO, 4.00%, 08/15/27
(SCH BD RES FD)	115	116,458
New Jersey Economic Development Authority
5.00%, 11/01/27	145	150,154
5.25%, 06/15/27 (Call 06/15/25)	225	229,018
New Jersey Economic Development Authority RB
5.00%, 06/15/27	670	691,424
5.00%, 11/01/27	145	149,937
Series A, 4.00%, 11/01/27 (SAP)	265	263,854
Series A, 5.00%, 11/01/27	150	155,107
New Jersey Educational Facilities Authority, 5.00%, 07/01/27	285	299,811
New Jersey Educational Facilities Authority RB, 5.00%, 03/01/27	520	544,815
New Jersey Transportation Trust Fund Authority RB
5.00%, 06/15/27	215	221,938
Series B, 5.00%, 06/15/27	840	867,145

Security	Par (000)	Value

New Jersey (continued)
New Jersey Turnpike Authority RB
5.00%, 01/01/27	$400	$415,003
5.00%, 01/01/30 (Call 01/01/27)	340	349,471
Series A, 5.00%, 01/01/29 (Call 01/01/27)	210	216,624
Series A, 5.25%, 01/01/27 (AGM)	490	512,300
State of New Jersey GO
5.00%, 06/01/27	30	31,212
5.00%, 06/01/27 (Call 06/01/25)	145	147,345
5.00%, 06/01/28 (Call 06/01/27)	260	269,232
Series A, 5.00%, 06/01/27	1,780	1,851,940

		7,482,788

New Mexico — 0.6%
New Mexico Finance Authority RB
5.00%, 06/01/27	485	506,750
5.00%, 06/15/27	180	187,860
Series A, 5.00%, 06/01/27	35	36,570
State of New Mexico GO, 5.00%, 03/01/27	400	416,149
State of New Mexico Severance Tax Permanent Fund RB, 5.00%, 07/01/27	700	730,982

		1,878,311

New York — 10.7%
City of New York
5.00%, 08/01/27	185	193,070
5.00%, 08/01/27 (Call 08/01/26)	90	91,791
City of New York NY GO
5.00%, 08/01/27	710	740,970
5.00%, 08/01/27 (Call 02/01/27)	385	397,540
5.00%, 11/01/27	440	460,694
Series 1, 5.00%, 08/01/27	375	391,357
Series 1, 5.00%, 08/01/29 (Call 08/01/27)	300	310,445
Series A, 5.00%, 08/01/27	675	704,443
Series A, 5.00%, 08/01/28 (Call 08/01/27)	495	513,308
Series A-1, 5.00%, 08/01/27	200	208,724
Series C, 5.00%, 08/01/27 (Call 02/01/26)	175	177,795
Series C, 5.00%, 08/01/28 (Call 02/01/27)	770	794,909
Series C-1, 5.00%, 08/01/27	295	307,868
County of Nassau NY GOL, 5.00%, 07/01/27 (AGM)	400	420,084
Hudson Yards Infrastructure Corp. RB
Series A, 5.00%, 02/15/27	345	359,699
Series A, 5.00%, 02/15/29 (Call 02/15/27)	220	226,790
Long Island Power Authority RB, Series A, 5.00%,
09/01/27	310	324,998
Metropolitan Transportation Authority RB
5.00%, 11/15/27	125	131,389
5.00%, 11/15/27 (Call 11/15/26)	100	102,719
Series A-2, 5.00%, 11/15/27 (Call 11/15/26)	50	50,741
Series B-2, 5.00%, 11/15/27 (Call 11/15/26)	180	184,894
Series C-1, 5.00%, 11/15/27	250	255,894
Series C-1, 5.00%, 11/15/27 (Call 11/15/25)	70	70,385
Series C-2, 0.00%, 11/15/27(a)	375	311,852
Series D, 5.00%, 11/15/27 (Call 11/15/26)	305	309,523
New York City Municipal Water Finance Authority RB
5.00%, 06/15/27 (Call 12/15/25)	750	763,236
Series DD-2, 5.00%, 06/15/27 (Call 12/15/25)	595	605,501
New York City Transitional Finance Authority Building Aid Revenue RB
5.00%, 07/15/28 (Call 07/15/27) (SAW)	300	310,018
Series B-1, 5.00%, 07/15/27 (SAW)	235	245,444
Series S-1, 5.00%, 07/15/29 (Call 07/15/27) (SAW)	365	376,694
Series S-3, 5.00%, 07/15/27 (SAW)	395	412,554

76	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2027 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Series S-4A, 5.00%, 07/15/27 (SAW)	$150	$156,666
New York City Transitional Finance Authority Future Tax Secured Revenue, 5.00%, 11/01/30 (Call 05/01/27)	555	570,388
New York City Transitional Finance Authority Future Tax Secured Revenue RB
4.00%, 05/01/27	65	65,406
5.00%, 08/01/27	35	36,502
5.00%, 11/01/27	1,340	1,402,010
5.00%, 11/01/27 (Call 05/01/27)	310	318,366
5.00%, 11/01/29 (Call 11/01/27)	240	247,931
Series B-1, 5.00%, 08/01/28 (Call 08/01/27)	190	195,625
Series B-1, 5.00%, 08/01/29 (Call 08/01/27)	400	411,540
Series B-1, 5.00%, 08/01/30 (Call 08/01/27)	130	133,886
Series C, 5.00%, 11/01/27 (Call 05/01/25)	540	546,989
Series C, 5.00%, 11/01/29 (Call 05/01/27)	395	405,498
New York City Water & Sewer System RB
5.00%, 06/15/27 (Call 06/15/25)	125	127,579
Series AA, 5.00%, 06/15/27	790	827,772
Series FF, 5.00%, 06/15/27 (Call 06/15/25)	80	81,575
New York Power Authority RB, 5.00%, 11/15/27 (AGM)	500	523,367
New York State Dormitory Authority
5.00%, 03/15/27	185	193,447
5.00%, 03/15/27 (ETM)	85	88,771
5.00%, 07/01/27	185	193,835
New York State Dormitory Authority RB
5.00%, 03/15/27	135	141,164
5.00%, 07/01/27	290	302,836
5.00%, 03/15/28 (Call 03/15/27)	220	226,651
5.00%, 03/15/30 (Call 03/15/27)	395	406,600
Series A, 5.00%, 02/15/27 (Call 08/15/26)	140	145,172
Series A, 5.00%, 03/15/27	820	852,578
Series A, 5.00%, 03/15/27 (Call 09/15/26)	90	93,438
Series A, 5.00%, 07/01/27 (Call 07/01/25)	215	218,653
Series A, 5.00%, 02/15/29 (Call 02/15/27)	595	612,624
Series A, 5.00%, 02/15/30 (Call 02/15/27)	535	550,513
Series B, 5.00%, 02/15/27	275	287,210
Series B, 5.00%, 02/15/27 (Call 02/15/25)	135	137,211
Series B, 5.00%, 03/15/27 (Call 09/15/25)	370	378,809
Series B, 5.00%, 02/15/28 (PR 08/15/27)	125	131,498
Series B, 5.00%, 02/15/31 (Call 08/15/27)	270	278,785
Series D, 5.00%, 02/15/27 (PR 08/15/26)	340	352,560
Series E, 5.00%, 03/15/27	455	474,307
New York State Environmental Facilities Corp. RB
5.00%, 06/15/27	375	393,710
5.00%, 06/15/27 (Call 06/15/26)	130	133,983
5.00%, 10/15/27	150	158,261
5.00%, 06/15/29 (Call 06/15/27)	905	939,954
New York State Thruway Authority RB, 5.00%, 01/01/27	155	160,814
New York State Urban Development Corp. RB
5.00%, 03/15/27	215	223,796
5.00%, 03/15/27 (ETM)	100	104,243
Series A, 5.00%, 03/15/27	95	98,856
Series A, 5.00%, 03/15/27 (PR 03/15/26)	625	642,140
Series A, 5.00%, 03/15/28 (PR 03/15/27)	710	742,420
Series A, 5.00%, 03/15/29 (Call 03/15/27)	355	367,330
Series C, 5.00%, 03/15/31 (Call 09/15/27)	150	155,577
Port Authority of New York & New Jersey, 5.00%,
11/15/29 (Call 11/15/27)	235	242,654

Security	Par (000)	Value

New York (continued)
Port Authority of New York & New Jersey RB
4.00%, 12/01/27	$85	$85,956
5.00%, 12/01/27	690	723,667
State of New York GO
5.00%, 03/15/27	400	417,654
Series A, 5.00%, 03/01/27	75	78,267
Triborough Bridge & Tunnel Authority RB
5.00%, 05/15/27	1,775	1,851,728
5.00%, 11/15/27 (Call 08/15/27)	365	382,241
Series B, 5.00%, 11/15/27 (Call 05/15/27)	330	341,863
Series C-1, 5.00%, 11/15/27	400	419,610
Utility Debt Securitization Authority RB, 5.00%,
06/15/27 (Call 06/15/25)	335	340,827

		31,878,642

North Carolina — 2.5%
City of Charlotte NC GO
5.00%, 06/01/27	150	157,035
Series A, 5.00%, 06/01/27	425	444,932
City of Charlotte NC Water & Sewer System
Revenue RB
5.00%, 07/01/27	120	125,772
5.00%, 07/01/27 (Call 07/01/25)	795	808,328
City of Durham GO, 5.00%, 04/01/27	145	151,163
County of Forsyth NC RB, 5.00%, 04/01/27	120	124,944
County of Guilford NC, 5.00%, 03/01/27	100	104,324
County of Guilford NC GO
Series B, 5.00%, 05/01/27	265	277,113
Series B, 5.00%, 05/01/28 (Call 05/01/27)	100	104,643
County of Johnston NC GO, 5.00%, 02/01/27	95	98,993
County of Mecklenburg NC GO
4.00%, 04/01/30 (Call 04/01/27)	160	159,303
5.00%, 03/01/27	230	239,945
Series A, 5.00%, 04/01/27	135	141,003
Series A, 5.00%, 04/01/28 (Call 04/01/27)	340	354,836
County of Union NC Enterprise System Revenue RB, 5.00%, 06/01/27	200	208,696
County of Wake NC, 5.00%, 08/01/27	750	784,050
County of Wake NC GO, 5.00%, 04/01/27	175	182,839
County of Wake NC RB
5.00%, 03/01/27	165	171,556
5.00%, 09/01/27	95	99,423
Mecklenburg County Public Facilities Corp. RB, 5.00%, 02/01/27	110	114,282
North Carolina Municipal Power Agency No. 1 RB,
Series A, 5.00%, 01/01/27 (Call 01/01/26)	120	122,008
State of North Carolina GO
5.00%, 06/01/27 (Call 06/01/26)	125	129,112
Series B, 5.00%, 06/01/27	200	209,380
State of North Carolina RB
5.00%, 03/01/27	420	436,021
5.00%, 05/01/30 (Call 05/01/27)	270	279,910
Series B, 5.00%, 05/01/27	845	881,929
Series B, 5.00%, 05/01/28 (Call 05/01/27)	485	505,090
Town of Cary NC GO, 5.00%, 09/01/27	125	131,322

		7,547,952

Ohio — 3.0%
City of Columbus OH GO
5.00%, 04/01/27	125	130,517
5.00%, 07/01/27 (Call 07/01/26)	565	582,917
5.00%, 08/15/27	180	188,919

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2027 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
5.00%, 04/01/28 (Call 10/01/27)	$335	$351,365
Series 3, 5.00%, 02/15/27	340	354,379
Series 4, 5.00%, 02/15/27	135	140,709
Series 4, 5.00%, 02/15/28 (Call 02/15/27)	120	124,901
Series A, 5.00%, 04/01/27	60	62,648
County of Hamilton OH Sales Tax Revenue RB, 5.00%, 12/01/27	295	309,166
Ohio State University (The) RB, Series A, 5.00%, 12/01/27	455	477,377
Ohio Turnpike & Infrastructure Commission RB
5.00%, 02/15/27	105	108,290
Series A, 5.00%, 02/15/30 (Call 02/15/27)	200	207,610
Ohio Water Development Authority
5.00%, 06/01/27	135	141,054
5.00%, 12/01/27 (Call 12/01/26)	325	336,534
Ohio Water Development Authority RB
5.00%, 12/01/27 (Call 12/01/26)	50	51,775
Series A, 5.00%, 12/01/27	485	510,166
Ohio Water Development Authority Water Pollution Control Loan Fund RB
5.00%, 12/01/27 (Call 06/01/27)	420	438,549
5.00%, 12/01/30 (Call 06/01/27)	255	264,873
Series A, 5.00%, 06/01/29 (Call 06/01/27)	245	254,985
Series A, 5.00%, 12/01/29 (Call 06/01/27)	420	437,118
Series B, 5.00%, 06/01/27 (Call 12/01/25)	310	317,004
Series B, 5.00%, 12/01/27	195	205,118
State of Ohio GO
5.00%, 03/01/27	225	234,298
5.00%, 03/15/27	555	578,242
5.00%, 06/15/27	340	355,433
5.00%, 09/01/27	170	178,225
Series C, 5.00%, 08/01/27	400	418,874
Series T, 5.00%, 05/01/30 (Call 05/01/27)	285	297,265
Series U, 5.00%, 05/01/27	300	313,111
State of Ohio RB
5.00%, 02/01/27 (Call 02/01/26)	330	337,689
5.00%, 12/01/27 (Call 12/01/26)	335	346,962
Series B, 5.00%, 10/01/27	35	36,606

		9,092,679

Oklahoma — 0.3%
Grand River Dam Authority RB, Series A, 5.00%,
06/01/27 (Call 12/01/26)	430	443,081
Oklahoma Turnpike Authority RB
Series E, 4.00%, 01/01/31 (Call 01/01/27)	110	107,048
Series E, 5.00%, 01/01/27	125	129,651
University of Oklahoma (The) RB, Series B, 5.00%, 07/01/27 (Call 07/01/26)	100	102,465

		782,245

Oregon — 2.0%
City of Portland OR GOL
5.00%, 06/01/27	700	731,871
5.00%, 06/15/27	230	240,599
City of Portland OR Sewer System Revenue RB
5.00%, 06/01/27 (Call 06/01/25)	175	178,077
5.00%, 06/15/27 (Call 06/15/26)	100	102,940
Series A, 5.00%, 05/01/27 (Call 05/01/26)	580	596,384
County of Multnomah OR GO, Series A, 5.00%, 06/15/27	520	543,604
County of Multnomah OR GOL, 5.00%, 06/01/29
(Call 06/01/27)	245	255,736

Security	Par (000)	Value

Oregon (continued)
Hillsboro School District No.1J GO, 5.00%, 06/15/28 (Call 06/15/27) (GTD)	$175	$182,227
Oregon State Lottery RB, Series D, 5.00%, 04/01/27 (Call 04/01/25) (MO)	130	132,050
Portland Community College District GO, 5.00%,
06/15/27 (Call 06/15/26)	330	339,704
State of Oregon
5.00%, 05/01/27	755	789,258
5.00%, 11/01/27	60	63,164
State of Oregon Department of Transportation RB
Series A, 5.00%, 11/15/27 (Call 05/15/27)	350	365,838
Series B, 5.00%, 11/15/29 (Call 05/15/27)	225	234,878
State of Oregon GO
5.00%, 05/01/27	370	386,789
5.00%, 05/01/27 (Call 05/01/26)	205	210,742
5.00%, 06/01/27	150	156,984
5.00%, 08/01/27 (Call 08/01/25)	250	254,830
Series I, 5.00%, 08/01/28 (Call 08/01/27)	245	255,926
Series L, 5.00%, 08/01/30 (Call 08/01/27)	90	93,662

		6,115,263

Pennsylvania — 2.3%
Allegheny County Higher Education Building Authority RB, 5.00%, 08/01/27	75	78,485
City of Philadelphia PA GO
Series A, 5.00%, 08/01/27 (Call 08/01/25)	420	425,046
Series B, 5.00%, 08/01/27 (Call 08/01/25)	210	212,523
Commonwealth of Pennsylvania GO
5.00%, 07/15/27	655	685,033
5.00%, 10/01/27	200	209,770
5.00%, 01/15/28 (Call 01/15/27)	605	626,590
First Series, 5.00%, 01/01/27	460	477,672
First Series, 5.00%, 02/01/27 (Call 02/01/26)	175	178,699
First Series, 5.00%, 09/15/27 (Call 09/15/26)	350	359,695
First Series, 5.00%, 01/01/28 (Call 01/01/27)	905	938,304
Second Series, 5.00%, 01/15/27	190	197,399
Second Series, 5.00%, 09/15/27 (Call 09/15/26)	255	262,063
County of Northampton PA GO, 4.00%, 10/01/27
(Call 04/01/26)	150	150,778
Lower Merion School District GOL, 5.00%, 11/15/27 (SAW)	290	305,441
Pennsylvania State University (The), 4.00%, 09/01/27 (Call 09/01/26)	310	310,554
Pennsylvania State University (The) RB, 5.25%,
08/15/27	125	132,109
Pennsylvania Turnpike Commission RB
5.00%, 06/01/27	145	149,976
5.00%, 06/01/27 (Call 12/01/25)	100	101,410
5.00%, 06/01/27 (Call 06/01/26)	320	327,033
Series A2, 5.00%, 12/01/27	235	246,194
Series A2, 5.00%, 12/01/29 (Call 12/01/27)	295	307,152
Series A2, 5.00%, 12/01/30 (Call 12/01/27)	125	130,033

		6,811,959

Rhode Island — 0.7%
Rhode Island Commerce Corp. RB, Series B, 5.00%, 06/15/27 (Call 06/15/26)	370	378,653
Rhode Island Health and Educational Building Corp. RB, Series A, 5.00%, 09/01/29 (Call 09/01/27)	375	389,942
Rhode Island Infrastructure Bank Water Pollution
Control Revolving Fund RB, Series B, 5.00%,
10/01/30 (Call 10/01/27)	50	52,477

78	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2027 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Rhode Island (continued)
State of Rhode Island GO
5.00%, 01/15/27	$175	$181,708
5.00%, 08/01/27	305	318,956
Series B, 5.00%, 08/01/28 (Call 08/01/27)	650	679,515
Series B, 5.00%, 08/01/29 (Call 08/01/27)	25	26,112

		2,027,363

South Carolina — 0.7%
City of Charleston SC Waterworks & Sewer System Revenue RB
5.00%, 01/01/27	125	130,067
5.00%, 01/01/30 (Call 01/01/27)	105	108,508
City of Columbia SC Waterworks & Sewer System Revenue RB, 5.00%, 02/01/27	115	119,476
County of Charleston SC, 4.00%, 11/01/28
(Call 11/01/27) (SAW)	200	201,553
County of Richland SC GO, Series A, 5.00%, 03/01/27	80	83,383
Greenville County School District RB, 5.00%, 12/01/27	500	522,661
State of South Carolina GO
5.00%, 04/01/27 (SAW)	395	412,306
5.00%, 04/01/30 (Call 10/01/27) (SAW)	440	458,251
Series A, 4.00%, 04/01/31 (Call 10/01/27) (SAW)	80	80,363

		2,116,568

Tennessee — 2.0%
City of Clarksville TN Water Sewer & Gas Revenue RB, 5.00%, 02/01/27	140	145,189
City of Franklin TN GO, 5.00%, 06/01/27	235	246,021
City of Memphis TN Electric System Revenue RB, 5.00%, 12/01/28 (Call 12/01/27)	145	152,125
City of Memphis TN GO, 5.00%, 05/01/27	485	505,387
County of Blount TN GO, Series B, 5.00%, 06/01/27 (Call 06/01/26)	100	102,669
County of Hamilton TN GO
5.00%, 01/01/27	180	187,352
Series A, 5.00%, 04/01/27	220	229,782
County of Montgomery TN GO, 5.00%, 04/01/27	175	182,210
County of Rutherford, 5.00%, 04/01/27	210	219,269
County of Shelby TN GO
5.00%, 04/01/27	210	219,063
5.00%, 04/01/29 (Call 04/01/27)	310	321,696
Series A, 5.00%, 04/01/27	140	146,042
County of Williamson TN GO, 5.00%, 05/01/27	500	522,855
Metropolitan Government of Nashville & Davidson County TN Electric Revenue RB, Series A, 5.00%, 05/15/27	150	156,130
Metropolitan Government of Nashville & Davidson
County TN GO
4.00%, 07/01/27	365	368,384
5.00%, 01/01/27 (Call 07/01/26)	410	420,967
5.00%, 07/01/27	160	167,137
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue RB 5.00%, 07/01/30 (Call 07/01/27)	245	253,103
Series B, 5.00%, 07/01/30 (Call 07/01/27)	220	227,276
State of Tennessee GO
Series A, 5.00%, 11/01/27	155	163,055
Series B, 5.00%, 08/01/27 (Call 08/01/26)	265	274,327
Tennessee State School Bond Authority RB
5.00%, 11/01/30 (Call 11/01/27) (ST INTERCEPT)	125	129,668
Series B, 5.00%, 11/01/27 (ST INTERCEPT)	445	467,279

Security	Par (000)	Value

Tennessee (continued)
Series B, 5.00%, 11/01/28 (Call 11/01/27)
(ST INTERCEPT)	$220	$229,881

		6,036,867

Texas — 8.5%
Alamo Community College District GOL, 5.00%,
08/15/30 (Call 08/15/27)	175	181,336
Aldine Independent School District GO, 5.00%,
02/15/31 (Call 02/15/27) (PSF)	155	159,165
Arlington Independent School District/TX, 5.00%,
02/15/27 (PSF)	125	129,893
Austin Community College District RB, 5.00%, 02/01/27 (Call 02/01/26)	55	56,349
Austin Independent School District GO, 5.00%,
08/01/27 (PSF)	1,205	1,257,562
Board of Regents of the University of Texas System RB
5.00%, 08/15/27 (Call 08/15/26)	140	145,155
Series E, 5.00%, 08/15/27	430	448,673
City of Austin TX GOL
5.00%, 09/01/27	270	282,178
5.00%, 09/01/28 (Call 09/01/27)	110	114,489
City of Austin TX Water & Wastewater System Revenue
RB, 5.00%, 11/15/27	200	209,423
City of Dallas TX Waterworks & Sewer System
Revenue RB, Series A, 5.00%, 10/01/27
(Call 10/01/26)	155	159,312
City of Fort Worth Water & Sewer System Revenue RB, 5.00%, 02/15/27	160	166,063
City of Houston Combined Utility System Revenue, 0.00%, 12/01/27 (AGM)(a)	215	180,664
City of Houston TX Combined Utility System Revenue
RB, Series B, 5.00%, 11/15/27	120	125,654
City of San Antonio Texas Electric & Gas Systems
Revenue RB, 5.00%, 02/01/27	110	113,737
City of San Antonio TX Electric & Gas Systems
Revenue RB, 5.00%, 02/01/27	75	77,548
City of San Antonio TX GOL
5.00%, 08/01/27	60	62,532
5.00%, 08/01/28 (Call 08/01/27)	150	155,932
Clear Creek Independent School District RB, 5.00%, 02/15/27 (PSF)	115	119,610
College Station Independent School District GO,
5.00%, 08/15/27 (Call 08/15/26)	105	108,443
Conroe Independent School District GO
5.00%, 02/15/27 (Call 02/15/26) (PSF)	120	123,188
5.00%, 02/15/30 (Call 02/15/27) (PSF)	145	149,945
Series A, 5.00%, 02/15/27 (PSF)	570	591,955
County of Bexar TX GOL, 5.00%, 06/15/27	120	125,033
County of Fort Bend TX GOL, Series B, 5.00%,
03/01/27 (Call 03/01/26)	305	311,429
Cypress-Fairbanks Independent School District GO
5.00%, 02/15/27	150	155,872
5.00%, 02/15/27 (PSF)	515	535,161
5.00%, 02/15/27 (Call 02/15/26) (PSF)	625	642,435
Dallas Area Rapid Transit RB, 5.00%, 12/01/27	815	852,252
Dallas Fort Worth International Airport RB, Series A, 5.00%, 11/01/27	185	192,863
Dallas Independent School District GO, 5.00%,
02/15/27 (PSF)	300	311,649
Fort Bend Independent School District GO, 5.00%,
08/15/30 (Call 08/15/27) (PSF)	115	119,327

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2027 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Fort Worth Independent School District GO, 5.00%, 02/15/27 (Call 02/15/25) (PSF)	$100	$101,424
Frisco Independent School District GO, 4.00%,
08/15/29 (Call 02/15/27) (PSF)	155	154,617
Garland Independent School District GO, 5.00%,
02/15/27 (Call 02/15/25) (PSF)	160	161,993
Harris County Flood Control District RB, 5.00%,
10/01/27 (Call 10/01/25)	350	356,338
Harris County Toll Road Authority (The) RB, 5.00%, 08/15/27	520	542,208
Katy Independent School District GO, 5.00%, 02/15/27 (PSF)	105	109,176
Leander Independent School District GO, 0.00%,
08/15/27 (Call 08/15/25)(a)	150	126,520
Lewisville Independent School District GO
5.00%, 08/15/27	210	219,270
5.00%, 08/15/27 (Call 08/15/26) (PSF)	200	205,758
Series A, 4.00%, 08/15/27 (Call 08/15/25) (PSF)	285	283,299
Lone Star College System GOL, 5.00%, 08/15/28 (Call 02/15/27)	125	129,540
Mesquite Independent School District GO, 5.00%, 08/15/29 (Call 08/15/27) (PSF)	215	223,546
North East Independent School District/TX GO, 5.25%, 02/01/27 (PSF)	235	245,123
North Texas Municipal Water District, 5.00%, 06/01/27	100	104,451
North Texas Municipal Water District RB, 5.00%,
06/01/27 (Call 06/01/26)	150	154,260
North Texas Municipal Water District Upper East Fork Wastewater Interceptor System Contract Revenue Refunding Bonds RB, 5.00%, 06/01/27	70	73,115
North Texas Municipal Water District Water System Revenue RB 5.00%, 09/01/27	490	510,323
5.00%, 09/01/27 (Call 09/01/25)	120	121,844
North Texas Tollway Authority RB
Series A, 5.00%, 01/01/27 (Call 01/01/26)	310	316,484
Series B, 5.00%, 01/01/27 (Call 01/01/26)	445	451,876
Northside Independent School District GO, Series A, 5.00%, 08/15/27 (PSF)	100	104,666
Northside Independent School District RB, 5.00%, 08/15/27 (PSF)	1,185	1,240,295
Northwest Independent School District GO, 5.00%, 02/15/28 (Call 08/15/27) (PSF)	145	151,044
Permanent University Fund-Texas A&M University System RB, Series B, 5.00%, 07/01/27 (Call 07/01/25)	25	25,503
Permanent University Fund-University of Texas System RB
5.00%, 07/01/27	250	261,152
5.00%, 07/01/27 (Call 07/01/26)	130	133,491
Permanent University Fund-Texas A&M University System, 5.00%, 07/01/27 (Call 07/01/25)	525	535,564
Plano Independent School District RB, 5.00%, 02/15/27 (Call 02/15/26) (PSF)	160	164,145
Prosper Independent School District GO, 5.00%, 02/15/27 (PSF)	105	108,716
Round Rock Independent School District GO, Series A, 5.00%, 08/01/27 (PSF)	1,070	1,120,105
San Antonio Independent School District/TX GO,
5.00%, 08/15/27 (PSF)	155	162,121

Security	Par (000)	Value

Texas (continued)
San Antonio Water System, 5.00%, 05/15/27
(Call 11/15/26)	$255	$263,311
San Antonio Water System RB
5.00%, 05/15/27	50	51,876
Series A, 5.00%, 05/15/27	170	176,377
Series A, 5.00%, 05/15/30 (Call 05/15/27)	255	263,082
Socorro Independent School District GO, Series B, 5.00%, 08/15/30 (Call 08/15/27) (PSF)	130	134,892
Spring Independent School District GO, Series A,
5.00%, 08/15/27 (Call 08/15/26)	155	158,600
State of Texas GO
5.00%, 10/01/27	230	240,723
5.00%, 10/01/30 (Call 10/01/27)	100	103,477
Series A, 5.00%, 04/01/27 (Call 04/01/26)	60	61,443
Series A, 5.00%, 10/01/30 (Call 10/01/27)	135	139,694
Series B, 5.00%, 10/01/29 (Call 10/01/27)	290	300,686
Series B, 5.00%, 10/01/30 (Call 10/01/27)	445	460,474
Temple Independent School District/TX GO, 4.00%, 02/01/28 (Call 02/01/27) (PSF)	100	99,881
Texas A&M University RB
4.00%, 05/15/27 (Call 05/15/26)	150	149,910
5.00%, 05/15/27	230	239,865
Series C, 5.00%, 05/15/28 (Call 05/15/27)	255	264,949
Series E, 4.00%, 05/15/27 (Call 05/15/26)	305	303,823
Texas Public Finance Authority RB, 5.00%, 02/01/27	200	206,609
Texas State University System RB
5.00%, 03/15/27	860	892,421
Series A, 5.00%, 03/15/27 (Call 03/15/25)	260	263,528
Series A, 5.00%, 03/15/30 (Call 03/15/27)	350	360,974
Texas Tech University System RB, 5.00%, 02/15/27	175	181,796
Texas Transportation Commission State Highway
Fund RB
5.00%, 10/01/27 (Call 10/01/26)	100	103,032
5.25%, 04/01/27	235	245,859
Texas Water Development Board RB
5.00%, 04/15/27	130	135,470
5.00%, 04/15/27 (Call 10/15/25)	85	86,844
5.00%, 08/01/27	150	156,917
5.00%, 10/15/27 (Call 10/15/25)	125	127,830
5.00%, 04/15/28 (Call 10/15/27)	450	469,777
5.00%, 08/01/29 (Call 08/01/27)	585	608,053
5.00%, 08/01/30 (Call 08/01/27)	410	425,863
Series A, 5.00%, 10/15/27	150	157,356
University of North Texas System RB
Series A, 5.00%, 04/15/27	60	62,092
Series A, 5.00%, 04/15/30 (Call 04/15/27)	605	624,186

		25,484,464

Utah — 1.1%
Alpine School District/UT GO, 5.00%, 03/15/27 (GTD)	290	302,332
Canyons School District Local Building Authority RB, 5.00%, 06/15/27	460	480,880
Central Utah Water Conservancy District RB, Series B, 5.00%, 10/01/30 (Call 10/01/27)	250	260,844
City of Salt Lake City Public Utilities Revenue, 5.00%, 02/01/27	190	197,631
Intermountain Power Agency RB, Series A, 5.00%, 07/01/27	150	156,378
Salt Lake City Corp. RB, 5.00%, 02/01/30
(Call 02/01/27)	135	140,317
State of Utah, 5.00%, 07/01/27	525	550,071

80	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2027 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utah (continued)
State of Utah GO
5.00%, 07/01/27 (Call 01/01/27)	$150	$156,294
5.00%, 07/01/28 (Call 07/01/27)	330	346,106
5.00%, 07/01/29 (Call 07/01/27)	170	178,238
University of Utah (The) RB
5.00%, 08/01/27 (SAP)	220	229,596
Series A, 5.00%, 08/01/27 (Call 08/01/25)	60	61,149
Utah Water Finance Agency RB, Series A, 5.00%, 03/01/28 (Call 03/01/27)	250	259,774

		3,319,610

Vermont — 0.0%
State of Vermont GO, Series B, 5.00%, 08/15/27	100	104,955

Virginia — 3.2%
City of Norfolk VA, 5.00%, 09/01/31 (Call 03/01/27)	270	281,244
City of Norfolk VA GO, Series B, 4.00%, 10/01/27 (Call 10/01/26)	90	90,633
City of Richmond VA, 5.00%, 07/15/28 (Call 07/15/27)	130	136,112
City of Richmond VA GO
5.00%, 03/01/27	185	192,704
5.00%, 07/15/27	170	177,975
City of Virginia Beach VA GO, 5.00%, 07/15/27 (SAW)	260	272,380
County of Arlington VA GO, 5.00%, 06/15/27	155	162,250
County of Fairfax VA GO
4.00%, 10/01/27	375	380,169
4.00%, 10/01/27 (SAW)	210	212,895
County of Henrico VA GO
5.00%, 08/01/27	55	57,693
Series A, 5.00%, 08/01/27 (SAW)	65	68,183
County of Loudoun VA GO
5.00%, 12/01/27	90	94,880
Series A, 5.00%, 12/01/27 (SAW)	620	653,616
Fairfax County Industrial Development Authority RB, 5.00%, 05/15/27	265	274,321
Hampton Roads Sanitation District RB
5.00%, 10/01/28 (Call 10/01/27)	205	215,009
Series A, 5.00%, 10/01/29 (Call 10/01/27)	210	220,228
Virginia College Building Authority, 5.00%, 02/01/27	635	659,125
Virginia College Building Authority RB
5.00%, 02/01/27	630	653,935
5.00%, 09/01/27	130	136,289
Series A, 5.00%, 09/01/27	125	130,774
Series A, 5.00%, 09/01/27 (Call 09/01/26)
(ST INTERCEPT)	360	373,315
Series C, 5.00%, 02/01/30 (Call 02/01/27)	205	211,209
Virginia Commonwealth Transportation Board RB
5.00%, 03/15/27 (Call 09/15/26)	55	56,750
5.00%, 05/15/27	290	302,438
5.00%, 09/15/27	175	183,309
5.00%, 09/15/27 (Call 09/15/26)	110	113,620
Series A, 5.00%, 05/15/27	560	584,018
Series A, 5.00%, 05/15/29 (Call 11/15/27)	320	333,891
Series A, 5.00%, 05/15/30 (Call 11/15/27)	350	363,995
Virginia Public Building Authority RB
4.00%, 08/01/31 (Call 08/01/27)	70	70,652
5.00%, 08/01/27 (Call 08/01/26)	180	186,084
5.00%, 08/01/29 (Call 08/01/27)	325	339,682
Series A, 4.00%, 08/01/27	130	131,347
Virginia Public School Authority
5.00%, 08/01/27	340	356,043
5.00%, 10/01/27 (SAW)	110	115,661

Security	Par (000)	Value

Virginia (continued)
Virginia Public School Authority RB
4.00%, 02/01/29 (Call 02/01/27)	$370	$372,020
5.00%, 08/01/27 (SAW)	140	146,606
Virginia Resources Authority RB
5.00%, 11/01/27	60	63,072
5.00%, 11/01/27 (Call 11/01/25)	110	112,060

		9,486,187

Washington — 4.6%
Central Puget Sound Regional Transit Authority RB
Series S-1, 5.00%, 11/01/27	520	545,442
Series S-1, 5.00%, 11/01/27 (Call 11/01/26)	100	103,335
City of Seattle GO, 5.00%, 06/01/27 (Call 06/01/25)	170	172,967
City of Seattle Municipal Light & Power Revenue, 5.00%, 09/01/27	170	178,101
City of Seattle WA Drainage & Wastewater Revenue RB, 5.00%, 04/01/27 (Call 04/01/26)	145	148,848
City of Seattle WA GOL
5.00%, 12/01/27	390	410,237
Series A, 5.00%, 05/01/27	305	318,329
City of Seattle WA Municipal Light & Power
Revenue RB
5.00%, 07/01/27	775	810,113
Series A, 5.00%, 07/01/27	225	235,194
Series B, 5.00%, 04/01/27 (Call 04/01/26)	340	349,180
Clark County School District No. 114 Evergreen GO, 5.00%, 12/01/27 (GTD)	155	162,743
County of King WA GOL
5.00%, 07/01/27	100	104,601
5.00%, 07/01/27 (Call 01/01/25)	270	273,539
5.00%, 12/01/27	120	126,227
Series E, 5.00%, 12/01/27 (Call 12/01/25)	160	163,548
County of King WA Sewer Revenue RB
5.00%, 07/01/27 (Call 01/01/26)	55	56,335
Series B, 5.00%, 07/01/27 (Call 07/01/26)	530	545,992
County of Snohomish WA GO, 5.00%, 12/01/27	195	204,741
Energy Northwest RB
5.00%, 07/01/27	485	507,313
Series A, 5.00%, 07/01/27	150	156,901
Series A, 5.00%, 07/01/27 (Call 07/01/26)	125	128,740
Series A, 5.00%, 07/01/28 (Call 07/01/27)	705	733,804
Series A, 5.00%, 07/01/29 (Call 07/01/27)	330	342,998
Series C, 5.00%, 07/01/27	505	528,233
King County School District No. 405 Bellevue GO,
5.00%, 12/01/27 (Call 12/01/26) (GTD)	255	263,824
King County School District No. 414 Lake Washington GO, 4.00%, 12/01/27 (GTD)	490	494,215
Kitsap County School District No. 401 Central Kitsap GO, 5.00%, 12/01/27 (GTD)	80	83,996
Pierce County School District No. 402 Franklin Pierce GO, 5.00%, 12/01/29 (Call 12/01/27) (GTD)	190	199,044
Port of Seattle WA, 5.00%, 01/01/29 (Call 01/01/27)	200	206,696
Port of Seattle WA RB, 5.00%, 02/01/27
(Call 02/01/26)	240	244,659
Spokane County School District No. 356 Central Valley GO, 5.00%, 12/01/28 (Call 12/01/27) (GTD)	160	167,740
Spokane County School District No. 81 Spokane GO, 5.00%, 12/01/28 (Call 12/01/27) (GTD)	220	230,642
State of Washington, 5.00%, 07/01/27	515	538,513
State of Washington COP, Series B, 5.00%, 07/01/27	160	166,803
State of Washington GO
5.00%, 02/01/27	630	655,108

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2027 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
5.00%, 02/01/27 (Call 02/01/25)	$105	$106,294
5.00%, 07/01/27 (Call 01/01/25)	315	318,734
5.00%, 08/01/27	195	204,131
5.00%, 08/01/27 (Call 08/01/26)	165	169,891
5.00%, 08/01/30 (Call 08/01/27)	105	109,245
Series D, 5.00%, 02/01/27	100	103,985
Series E, 5.00%, 07/01/27 (Call 01/01/25)	130	131,541
Series R, 5.00%, 08/01/27	695	727,545
Series R, 5.00%, 08/01/27 (Call 08/01/26)	345	355,228
Series R-2018-C, 5.00%, 08/01/29 (Call 08/01/27)	445	463,936
University of Washington, 5.00%, 04/01/27	295	306,291
University of Washington RB, Series B, 5.00%,
06/01/27 (Call 06/01/25)	95	96,527
Washington State University RB, 5.00%, 04/01/27 (Call 04/01/25)	70	70,951

		13,723,000

West Virginia — 0.6%
State of West Virginia GO
Series A, 5.00%, 06/01/27	315	328,696
Series A, 5.00%, 12/01/27	155	162,803
West Virginia Commissioner of Highways RB
5.00%, 09/01/27	270	280,320
5.00%, 09/01/29 (Call 09/01/27)	305	315,177
Series A, 5.00%, 09/01/29 (Call 09/01/27)	295	304,843
West Virginia State School Building Authority Lottery
Revenue RB, Series A, 5.00%, 07/01/27 (Call 07/01/25)	275	279,910

		1,671,749

Wisconsin — 2.2%
Milwaukee Metropolitan Sewerage District GO,
Series A, 5.00%, 10/01/27 (Call 10/01/26)	150	154,642
State of Wisconsin
4.00%, 05/01/27 (Call 05/01/26)	265	265,828
5.00%, 11/01/30 (Call 05/01/27)	290	301,872
State of Wisconsin GO
4.00%, 05/01/28 (Call 05/01/27)	145	145,795
5.00%, 05/01/27	355	370,871
5.00%, 05/01/27 (Call 05/01/25)	305	310,634
5.00%, 11/01/27 (Call 05/01/27)	585	608,510

Security	Par (000)	Value

Wisconsin (continued)
5.00%, 11/01/28 (Call 05/01/27)	$250	$260,163
5.00%, 11/01/29 (Call 05/01/27)	280	291,508
Series 2, 4.00%, 11/01/27 (Call 05/01/26)	180	180,752
Series 2, 5.00%, 11/01/27 (Call 05/01/26)	430	443,388
Series 2, 5.00%, 11/01/27 (Call 05/01/27)	40	41,701
Series 3, 5.00%, 11/01/30 (Call 05/01/27)	395	411,171
State of Wisconsin RB
Series A, 5.00%, 05/01/27	460	480,257
Series A, 5.00%, 05/01/29 (Call 05/01/27)	460	480,257
Wisconsin Department of Transportation, 5.00%, 07/01/29 (Call 07/01/27)	265	278,299
Wisconsin Department of Transportation RB
5.00%, 07/01/27	140	146,539
Series 1, 5.00%, 07/01/27	285	298,311
Series 1, 5.00%, 07/01/28 (Call 07/01/27)	250	262,544
Series 2, 5.00%, 07/01/30 (Call 07/01/27)	810	850,306

		6,583,348

Total Long-Term Investments — 98.2% (Cost: $ 306,018,194)		293,372,811

	Shares

Short-Term Securities

Money Market Funds — 1.6%
BlackRock Liquidity Funds: MuniCash, 3.82%(b)(c)	4,717,248	4,717,248

Total Short-Term Securities — 1.6% (Cost: $ 4,717,235)		4,717,248

Total Investments — 99.8% (Cost: $ 310,735,429)		298,090,059

Other Assets Less Liabilities — 0.2%		701,001

Net Assets — 100.0%		$298,791,060

(a)	Zero-coupon bond.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds: MuniCash	$1,191,388	$3,525,932	(a)	$ —	$ (85)	$ 13	$4,717,248	4,717,248	$28,124	$ —

(a)	Represents net amount purchased (sold).

82	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2027 Term Muni Bond ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Debt Obligations	$—	$293,372,811	$—	$293,372,811
Short-Term Securities
Money Market Funds	4,717,248	—	—	4,717,248

	$4,717,248	$293,372,811	$—	$298,090,059

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2028 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Municipal Debt Obligations

Alabama — 0.9%
Alabama Federal Aid Highway Finance Authority RB,
Series A, 5.00%, 09/01/28 (PR 09/01/27)	$	90	$	94,059
Alabama Highway Finance Corp. RB, Series A, 5.00%,
08/01/28		100		104,732
Alabama Public School and College Authority RB,
Series A, 5.00%, 11/01/28		600		637,010
City of Huntsville AL GOL, Series B, 5.00%, 05/01/28
(Call 11/01/27)		80		83,905
State of Alabama GO
Series A, 4.00%, 11/01/28 (Call 02/01/26)		45		45,153
Series A, 5.00%, 11/01/29 (Call 11/01/28)		240		253,944
Series A, 5.00%, 11/01/32 (Call 11/01/28)		170		178,575
University of Alabama (The) RB
5.00%, 07/01/28		100		105,649
Series C, 5.00%, 07/01/28		620		655,022

				2,158,049

Arizona — 2.0%
Arizona State University RB, 5.00%, 08/01/28		125		132,024
City of Mesa AZ Utility System Revenue RB, 5.00%,
07/01/29 (Call 07/01/28)		130		136,642
City of Phoenix Civic Improvement Corp., 5.00%,
07/01/32 (Call 07/01/28)		150		158,084
City of Phoenix Civic Improvement Corp. RB
5.00%, 07/01/28		720		761,997
5.00%, 07/01/28 (Call 07/01/26)		100		103,018
Series A, 5.00%, 07/01/29 (Call 07/01/28)		215		226,800
Series D, 5.00%, 07/01/28 (Call 07/01/27)		290		300,778
County of Pima AZ Sewer System Revenue COP,
5.00%, 07/01/28		215		227,334
County of Pima AZ Sewer System Revenue RB, 5.00%,
07/01/28		170		179,752

Maricopa County Unified School District No 80
Chandler GO, 5.00%, 07/01/28		110		116,552

Maricopa County Union High School District No.

210-Phoenix GO, 5.00%, 07/01/28 (Call 07/01/27)		100		104,321
Salt River Project Agricultural Improvement & Power

District, 5.00%, 01/01/32 (Call 01/01/28)		100		104,609
Salt River Project Agricultural Improvement & Power
District RB
5.00%, 01/01/28		420		442,246
5.00%, 01/01/29 (Call 01/01/28)		535		561,903
5.00%, 01/01/30 (Call 01/01/28)		145		152,037
5.00%, 01/01/31 (Call 01/01/28)		150		157,258
Series A, 5.00%, 01/01/28 (Call 01/01/27)		210		217,950
State of Arizona COP, Series A, 5.00%, 10/01/28		200		210,829
State of Arizona Lottery Revenue RB, 5.00%, 07/01/28 .		150		158,671
University of Arizona (The) RB, 5.00%, 06/01/28
(Call 06/01/26)		150		154,567

				4,607,372

California — 12.1%
Bay Area Toll Authority RB, 5.00%, 04/01/28		105		111,703
Beverly Hills Unified School District CA GO, 0.00%,
08/01/28(a)		60		50,001
California Infrastructure & Economic Development
Bank RB
5.00%, 10/01/28		200		214,724
5.00%, 10/01/28 (Call 04/01/26)		160		165,617
5.00%, 10/01/28 (Call 04/01/27)		270		283,355
5.00%, 10/01/28 (Call 04/01/28)		80		85,302

Security		Par (000)		Value

California (continued)
5.00%, 10/01/32 (Call 04/01/28)	$	150	$	158,560
California State Public Works Board RB
4.00%, 10/01/28 (Call 10/01/26)		50		50,229
5.00%, 05/01/28		50		52,934
5.00%, 09/01/28 (Call 09/01/27)		240		251,523
5.00%, 11/01/28		145		154,490
Series B, 5.00%, 05/01/28		100		105,869
Series C, 5.00%, 11/01/28		170		181,126
Series C, 5.00%, 11/01/28 (Call 11/01/26)		25		25,850
Series C, 5.00%, 11/01/31 (Call 11/01/28)		75		79,244
Series G, 5.00%, 10/01/28 (Call 10/01/27)		85		89,174
California State University RB
5.00%, 11/01/28 (Call 05/01/27)		45		47,145
5.00%, 11/01/31 (Call 11/01/28)		190		202,623
Series A, 5.00%, 11/01/28 (Call 05/01/26)		525		542,291
Series A, 5.00%, 11/01/30 (Call 11/01/28)		95		101,391
Campbell Union High School District GO, 5.00%,
08/01/28 (Call 08/01/26)		100		104,072
City of Los Angeles CA GO, Series B, 5.00%, 09/01/28		55		58,699
City of Los Angeles CA Wastewater System
Revenue RB
5.00%, 06/01/30 (Call 06/01/28)		85		90,351
Series A, 5.00%, 06/01/31 (Call 06/01/28)		150		159,504
Series A, 5.00%, 06/01/32 (Call 06/01/28)		140		148,930
City of Los Angeles Department of Airports RB,
Series E, 5.00%, 05/15/28		25		26,545
City of Los Angeles Solid Waste Resources Revenue,
5.00%, 02/01/28		300		319,256
City of Riverside CA Sewer Revenue RB, Series A,
5.00%, 08/01/29 (Call 08/01/28)		125		133,150
City of Riverside CA Water Revenue RB, Series A,
5.00%, 10/01/28		130		139,449
City of San Francisco CA Public Utilities Commission
Water Revenue RB, 5.00%, 11/01/28 (Call 11/01/26)		245		255,378
Coast Community College District, 4.00%, 08/01/28		90		92,039
Coast Community College District GO
Series B, 0.00%, 08/01/28 (AGM)(a)		470		386,063
Series D, 5.00%, 08/01/28 (Call 08/01/27)		135		142,048
Contra Costa Transportation Authority Sales Tax
Revenue, 5.00%, 03/01/28 (Call 03/01/27)		185		194,349
Contra Costa Transportation Authority Sales Tax
Revenue RB, 5.00%, 03/01/28 (Call 03/01/27)		150		157,580
East Bay Municipal Utility District Wastewater System
Revenue RB, Series A, 5.00%, 06/01/28
(Call 06/01/27)		55		58,001
East Bay Municipal Utility District Water System
Revenue RB, 5.00%, 06/01/28 (Call 06/01/27)		375		395,462
El Camino Community College District Foundation
(The) GO
0.00%, 08/01/28(a)		1,000		826,009
5.00%, 08/01/28 (Call 08/01/26)		120		124,200
Fairfield-Suisun Unified School District GO, 4.00%,
08/01/31 (Call 08/01/28)		100		100,055
Long Beach Community College District GO, 5.00%,
08/01/28 (Call 08/01/27)		150		157,508
Long Beach Unified School District GO, 5.00%,
08/01/28 (Call 08/01/26)		175		181,729
Los Angeles Community College District/CA GO
4.00%, 08/01/28 (Call 08/01/26)		35		35,359
Series J, 5.00%, 08/01/28 (Call 08/01/27)		45		47,455

84	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2028 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)		Value

California (continued)
Los Angeles County Facilities Inc. RB, 5.00%, 12/01/31
(Call 12/01/28)	$	300	$	318,622
Los Angeles County Metropolitan Transportation
Authority RB
Series A, 5.00%, 06/01/28		830		886,629
Series A, 5.00%, 06/01/28 (Call 06/01/26)		205		211,268
Series A, 5.00%, 07/01/28 (Call 07/01/27)		140		147,616
Series B, 5.00%, 07/01/32 (Call 07/01/28)		290		308,695
Los Angeles County Metropolitan Transportation
Authority Sales Tax Revenue RB, 5.00%, 07/01/28		225		240,897
Los Angeles Department of Water & Power, 5.00%,
07/01/29 (Call 01/01/28)		105		111,230
Los Angeles Department of Water & Power RB
5.00%, 07/01/28		100		107,020
5.00%, 07/01/28 (Call 01/01/27)		60		62,451
Series A, 5.00%, 07/01/28		60		64,212
Los Angeles Department of Water & Power System
Revenue RB
Series A, 5.00%, 07/01/32 (Call 01/01/28)		155		163,136
Series C, 5.00%, 07/01/28 (Call 07/01/27)		25		26,173
Series D, 5.00%, 07/01/30 (Call 07/01/28)		100		106,316
Los Angeles Department of Water & Power Water
System Revenue RB
5.00%, 07/01/28		470		501,950
5.00%, 07/01/28 (Call 01/01/26)		40		41,095
Los Angeles Department of Water RB
Series A, 5.00%, 07/01/28 (Call 01/01/26)		135		138,696
Series A, 5.00%, 07/01/31 (Call 01/01/28)		65		68,886
Series B, 5.00%, 07/01/31 (Call 07/01/28)		120		127,969
Series B, 5.00%, 07/01/32 (Call 07/01/28)		230		245,235
Los Angeles Unified School District/CA GO
5.00%, 07/01/28		405		432,478
5.00%, 07/01/29 (Call 01/01/28)		255		268,545
Series B, 5.00%, 07/01/28 (Call 07/01/26)		95		98,573
Series B1, 5.00%, 07/01/28 (Call 01/01/28)		240		253,634
Series B-1, 5.00%, 07/01/30 (Call 01/01/28)		415		436,901
Series B-1, 5.00%, 07/01/32 (Call 01/01/28)		145		151,678
Series M1, 5.00%, 07/01/28 (Call 01/01/28)		105		110,965
Series M-1, 5.00%, 07/01/31 (Call 01/01/28)		180		189,144
Metropolitan Water District of Southern California RB
5.00%, 07/01/28		180		191,916
5.00%, 01/01/31 (Call 07/01/28)		115		122,190
Series B, 5.00%, 09/01/28		475		507,604
Napa Valley Community College District GO, Series B,
0.00%, 08/01/28 (NPFGC)(a)		140		115,426
Newport Mesa Unified School District GO
0.00%, 08/01/28 (NPFGC)(a)		675		556,260
5.00%, 08/01/28 (Call 08/01/27)		65		68,639
North Orange County Community College District/CA
GO, Series B, 0.00%, 08/01/28 (NPFGC)(a)		315		258,384
Orange County Sanitation District RB, 5.00%, 02/01/28		35		37,218
Poway Unified School District GO, Series A, 0.00%,
08/01/28(a)		120		98,938
Sacramento Municipal Utility District RB, 5.00%,
08/15/28		20		21,451
San Diego Community College District GO
4.00%, 08/01/28 (Call 08/01/26)		115		116,151
5.00%, 08/01/28 (Call 08/01/26)		430		447,050
San Diego County Regional Transportation
Commission RB, 5.00%, 04/01/28		60		64,007

Security		Par (000)		Value

California (continued)
San Diego County Water Authority RB, Series S1,
5.00%, 05/01/28 (Call 03/15/28)	$	135	$	143,975
San Francisco Bay Area Rapid Transit District GO,
Series A, 5.00%, 08/01/28 (Call 08/01/27)		50		52,476
San Francisco Bay Area Rapid Transit District Sales
Tax Revenue RB, 4.00%, 07/01/28 (Call 07/01/26)		75		75,442
San Francisco City & County Public Utilities
Commission Wastewater Revenue RB
5.00%, 10/01/28		330		353,985
5.00%, 10/01/31 (Call 04/01/28)		130		137,927
San Jose Evergreen Community College District GO,
Series B, 0.00%, 09/01/28 (AGM)(a)		50		40,752
San Jose Unified School District GO, Series C, 0.00%,
08/01/28 (NPFGC)(a)		425		348,937
San Juan Unified School District, 4.00%, 08/01/30
(Call 08/01/28)		165		165,512
San Juan Unified School District GO, 4.00%, 08/01/28
(Call 08/01/26)		40		40,125
San Marcos Unified School District GO, 0.00%,
08/01/28(a)		80		65,897
San Mateo County Community College District GO
0.00%, 09/01/28(a)		140		115,354
Series B, 5.00%, 09/01/28		70		75,062
San Mateo Union High School District, 0.00%, 09/01/28
(NPFGC)(a)		75		61,797
Santa Clara Valley Transportation Authority RB
5.00%, 04/01/28		115		122,584
Series B, 5.00%, 06/01/28		125		133,562
Santa Monica-Malibu Unified School District GO,
4.00%, 08/01/28 (Call 08/01/26)		185		186,972
Southern California Public Power Authority RB, 5.00%, 07/01/28		315		336,974
State of California Department of Water Resources RB
5.00%, 12/01/28		115		124,011
5.00%, 12/01/28 (Call 06/01/26)		50		51,820
5.00%, 12/01/28 (Call 12/01/27)		225		238,330
5.00%, 12/01/29 (Call 12/01/28)		130		139,905
5.00%, 12/01/30 (Call 12/01/28)		170		182,986
5.00%, 12/01/31 (Call 12/01/28)		70		75,022
Series AW, 5.00%, 12/01/28 (Call 12/01/26)		120		125,171
Series BA, 5.00%, 12/01/28		185		199,496
State of California GO
4.00%, 09/01/28 (Call 09/01/26)		150		150,694
5.00%, 04/01/28		1,130		1,193,121
5.00%, 08/01/28		525		557,085
5.00%, 08/01/28 (Call 08/01/27)		375		391,395
5.00%, 09/01/28 (Call 09/01/26)		535		553,875
5.00%, 10/01/28		1,075		1,143,119
5.00%, 11/01/28		515		547,009
5.00%, 08/01/29 (Call 08/01/28)		685		721,920
5.00%, 08/01/30 (Call 08/01/28)		565		594,692
5.00%, 10/01/30 (Call 10/01/28)		310		326,809
5.00%, 11/01/31 (Call 11/01/28)		100		105,472
5.00%, 11/01/32 (Call 11/01/28)		540		568,240
Series C, 5.00%, 08/01/28 (Call 08/01/26)		490		506,763
University of California RB
5.00%, 05/15/28		370		394,938
Series AZ, 4.00%, 05/15/28		45		45,739
Series AZ, 5.00%, 05/15/31 (Call 05/15/28)		185		196,466
Series O, 5.00%, 05/15/30 (Call 05/15/28)		105		111,331

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2028 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
William S Hart Union High School District GO, Series B, 0.00%, 09/01/28 (AGM)(a)	$225	$183,296

		27,597,628

Colorado — 1.6%
Board of Governors of Colorado State University System RB
Series C, 5.00%, 03/01/28	110	115,303
Series C, 5.00%, 03/01/29 (Call 03/01/28)	240	250,695
Board of Water Commissioners City & County of Denver (The) RB, 2.25%, 09/15/28 (Call 09/15/26)	30	27,040
City & County of Denver Co. Airport System Revenue RB, Series B, 5.00%, 12/01/32 (Call 12/01/28)	225	232,831
City & County of Denver Co. GO, 5.00%, 08/01/28	620	659,004
City of Aurora Co. Water Revenue RB, 5.00%, 08/01/28 (Call 08/01/26)	55	56,714
City of Colorado Springs CO Utilities System Revenue RB, 5.00%, 11/15/28	280	297,375
Colorado Health Facilities Authority, 5.00%, 11/01/28	250	256,790
Denver City & County School District No. 1 GO
5.00%, 12/01/28 (Call 12/01/26) (SAW)	210	217,251
Series B, 4.00%, 12/01/28 (SAW)	270	274,452
E-470 Public Highway Authority RB, 0.00%, 09/01/28 (NPFGC)(a)	680	554,611
Regional Transportation District Sales Tax Revenue RB, 5.00%, 11/01/28	290	307,888
University of Colorado RB
5.00%, 06/01/28	195	205,730
Series A-2, 5.00%, 06/01/30 (Call 06/01/28)	130	136,220

		3,591,904

Connecticut — 2.3%
City of Danbury CT GO, 4.00%, 11/01/28 (Call 11/01/26)	45	45,191
State of Connecticut, 5.00%, 04/15/28	215	226,310
State of Connecticut Clean Water Fund - State Revolving Fund RB, Series A, 5.00%, 05/01/28 (Call 05/01/27)	150	157,317
State of Connecticut GO
5.00%, 09/15/28	225	237,988
5.00%, 11/15/28	380	402,684
5.00%, 04/15/31 (Call 04/15/28)	100	104,315
Series 2021 A, 4.00%, 01/15/28	100	100,705
Series A, 4.00%, 01/15/28	115	115,811
Series B, 5.00%, 04/15/28	560	589,457
Series C, 5.00%, 06/15/28	215	226,746
Series E, 5.00%, 09/15/28	75	79,329
Series E, 5.00%, 09/15/30 (Call 09/15/28)	325	341,149
Series E, 5.00%, 09/15/31 (Call 09/15/28)	205	214,563
State of Connecticut Special Tax Revenue RB
5.00%, 07/01/28	615	648,929
5.00%, 10/01/32 (Call 10/01/28)	115	120,187
Series A, 5.00%, 01/01/28	165	173,088
Series A, 5.00%, 09/01/28 (Call 09/01/26)	145	149,093
Series A, 5.00%, 01/01/29 (Call 01/01/28)	350	366,522
Series B, 5.00%, 09/01/28 (Call 09/01/26)	70	71,976
Series B, 5.00%, 10/01/30 (Call 10/01/28)	235	246,774
Series D, 5.00%, 11/01/28	305	323,099
University of Connecticut GO, 5.00%, 04/15/30 (Call 04/15/28)	165	172,235

Security	Par (000)	Value

Connecticut (continued)
University of Connecticut RB, 5.00%, 11/01/30 (Call 11/01/28)	$150	$157,286

		5,270,754

Delaware — 1.0%
County of New Castle DE GO, 5.00%, 10/01/28	150	159,783
Delaware Transportation Authority RB, 5.00%, 07/01/28	555	587,815
State of Delaware, 5.00%, 02/01/31 (Call 02/01/28)	150	158,287
State of Delaware GO
5.00%, 02/01/28	235	248,557
5.00%, 07/01/28	105	111,672
Series A, 2.13%, 03/01/28 (Call 03/01/26)	15	13,421
Series A, 5.00%, 01/01/28	545	575,810
Series A, 5.00%, 01/01/29 (Call 01/01/28)	175	184,850
Series A, 5.00%, 02/01/32 (Call 02/01/28)	150	158,204

		2,198,399

District of Columbia — 1.9%
District of Columbia, 5.00%, 03/01/28	150	158,089
District of Columbia GO
5.00%, 02/01/28	185	194,926
5.00%, 06/01/28	150	158,707
5.00%, 06/01/28 (Call 06/01/26)	100	102,989
5.00%, 06/01/32 (Call 06/01/28)	170	177,053
Series A, 5.00%, 06/01/28	210	222,190
Series A, 5.00%, 10/15/28	345	366,723
Series D, 5.00%, 06/01/28 (Call 12/01/26)	110	113,839
Series D, 5.00%, 06/01/28 (Call 06/01/27)	185	192,999
District of Columbia RB
5.00%, 05/01/28	95	100,333
5.00%, 10/01/28	110	116,766
5.00%, 12/01/28	465	490,744
Series C, 5.00%, 10/01/28	645	684,677
District of Columbia Water & Sewer Authority RB
5.00%, 10/01/29 (Call 04/01/28)	195	204,314
Series B, 5.00%, 10/01/28	180	189,829
Series B, 5.00%, 10/01/28 (Call 04/01/27)	25	26,016
Series B, 5.00%, 10/01/30 (Call 04/01/28)	65	68,519
Series B, 5.00%, 10/01/32 (Call 04/01/28)	60	63,148
Washington Metropolitan Area Transit Authority Dedicated Revenue RB, 5.00%, 07/15/28	500	525,839
Washington Metropolitan Area Transit Authority RB, 5.00%, 07/01/28 (Call 07/01/27)	130	134,159

		4,291,859

Florida — 2.3%
Central Florida Expressway Authority RB, Series B, 5.00%, 07/01/28 (Call 07/01/26)	195	198,966
County of Miami-Dade FL Aviation Revenue RB, 5.00%, 10/01/28 (Call 10/01/26)	200	204,110
County of Miami-Dade FL GO, Series D, 5.00%, 07/01/28 (Call 07/01/26)	105	107,632
County of Miami-Dade FL Water & Sewer System Revenue RB
5.00%, 10/01/30 (Call 10/01/28)	100	104,200
Series B, 5.00%, 10/01/28 (Call 10/01/27)	415	429,897
Florida Department of Environmental Protection RB, Series A, 5.00%, 07/01/28	430	452,970
Florida Department of Management Services COP, Series A, 5.00%, 11/01/28	165	173,637
Hillsborough County School Board COP, Series A, 5.00%, 07/01/28 (Call 07/01/26)	310	315,678

86	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2028 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Orange County School Board COP, Series C, 5.00%, 08/01/28	$105	$110,433
Palm Beach County School District COP
5.00%, 08/01/28	150	158,095
Series B, 5.00%, 08/01/28	195	205,523
School District of Broward County/FL GO, 5.00%, 07/01/30 (Call 07/01/28)	60	62,677
State of Florida
5.00%, 06/01/28	115	121,775
5.00%, 07/01/31 (Call 07/01/28)	75	78,836
State of Florida Department of Transportation RB
5.00%, 07/01/31 (Call 07/01/28)	100	103,944
5.00%, 07/01/32 (Call 07/01/28)	330	347,880
State of Florida Department of Transportation Turnpike System Revenue RB
5.00%, 07/01/28	175	184,962
Series A, 5.00%, 07/01/28	75	79,270
State of Florida GO
5.00%, 06/01/28 (Call 06/01/26)	150	154,521
5.00%, 07/01/28	135	143,101
5.00%, 07/01/29 (Call 07/01/28)	100	105,270
Series A, 4.00%, 07/01/32 (Call 07/01/28)	440	443,974
Series B, 5.00%, 06/01/28 (Call 06/01/27)	160	166,972
Series C, 5.00%, 06/01/30 (Call 06/01/28)	220	232,720
State of Florida Lottery Revenue RB
5.00%, 07/01/28	150	158,671
Series A, 5.00%, 07/01/28	255	269,740
State of Florida RB, 5.00%, 06/01/28	205	217,078

		5,332,532

Georgia — 1.7%
City of Atlanta GA Department of Aviation RB
5.00%, 07/01/28	200	210,771
Series A, 5.00%, 07/01/28	80	84,309
City of Atlanta GA Water & Wastewater Revenue RB
Series A, 5.00%, 11/01/28 (Call 11/01/27)	100	104,567
Series C, 5.00%, 11/01/28 (Call 11/01/27)	150	156,850
City of Atlanta Water & Wastewater Revenue RB, 5.75%, 11/01/28 (AGM)	115	126,002
Forsyth County School District GO, 5.00%, 02/01/30 (Call 02/01/28)	265	278,235
Georgia Ports Authority RB, 5.00%, 07/01/28	295	311,923
Metropolitan Atlanta Rapid Transit Authority RB
5.00%, 07/01/28	150	158,869
5.00%, 07/01/28 (Call 07/01/26)	25	25,688
State of Georgia GO
4.00%, 07/01/28	95	96,614
5.00%, 02/01/28 (Call 02/01/27)	250	260,200
5.00%, 07/01/28	450	477,997
5.00%, 07/01/28 (Call 01/01/27)	55	57,214
5.00%, 07/01/29 (Call 07/01/28)	85	89,852
Series A, 5.00%, 07/01/28	205	217,754
Series A, 5.00%, 08/01/28	325	345,592
Series A, 5.00%, 07/01/30 (Call 07/01/28)	260	273,905
Series A, 5.00%, 07/01/31 (Call 07/01/28)	205	215,455
Series E, 5.00%, 12/01/28 (Call 12/01/26)	265	274,458

		3,766,255

Hawaii — 1.4%
City & County Honolulu HI Wastewater System Revenue RB
5.00%, 07/01/28	80	84,308

Security	Par (000)	Value

Hawaii (continued)
Series A, 4.00%, 07/01/28	$265	$268,366
City & County Honolulu Wastewater System Revenue, 5.00%, 07/01/28	105	110,655
City & County of Honolulu HI, 5.00%, 11/01/28	240	254,804
City & County of Honolulu HI GO
5.00%, 07/01/28	205	216,760
Series A, 5.00%, 09/01/28	180	190,710
Series A, 5.00%, 09/01/30 (Call 09/01/28)	240	252,414
Series C, 4.00%, 08/01/28	305	308,974
Series D, 5.00%, 09/01/28 (Call 09/01/27)	30	31,293
County of Maui HI GO, 5.00%, 09/01/28	55	58,148
State of Hawaii GO
5.00%, 10/01/28 (Call 10/01/26)	150	154,267
Series FH, 5.00%, 10/01/28 (Call 10/01/26)	175	179,978
Series FT, 5.00%, 01/01/29 (Call 01/01/28)	265	277,180
Series FT, 5.00%, 01/01/31 (Call 01/01/28)	470	490,713
Series FT, 5.00%, 01/01/32 (Call 01/01/28)	285	297,133

		3,175,703

Illinois — 3.0%
Chicago Midway International Airport RB, 5.00%, 01/01/28 (BAM)	230	239,700
Chicago O’Hare International Airport RB
5.25%, 01/01/28 (Call 01/01/27)	40	41,449
Series C, 5.00%, 01/01/28 (Call 01/01/26)	220	223,514
Chicago Transit Authority Capital Grant Receipts Revenue RB, 5.00%, 06/01/28	140	144,366
Illinois Finance Authority RB
5.00%, 01/01/28 (Call 01/01/26)	920	942,051
5.00%, 07/01/28	625	658,933
5.00%, 07/01/28 (Call 01/01/26)	55	56,376
5.00%, 12/01/28	75	79,259
Series B, 5.00%, 01/01/28	240	251,576
Illinois State Toll Highway Authority RB
5.00%, 01/01/28	460	482,188
5.00%, 01/01/28 (Call 01/01/26)	40	40,824
Metropolitan Water Reclamation District of Greater Chicago GO, Series A, 5.00%, 12/01/28 (Call 12/01/26)	150	154,125
State of Illinois GO
5.00%, 02/01/28 (Call 02/01/27)	460	468,829
5.00%, 03/01/28	190	194,979
Series A, 5.00%, 03/01/28	695	713,212
Series A, 5.00%, 10/01/28	765	787,272
Series A, 5.00%, 05/01/29 (Call 05/01/28)	310	317,849
Series A, 5.00%, 10/01/30 (Call 10/01/28)	200	204,412
Series B, 5.00%, 03/01/28	75	76,965
Series D, 5.00%, 11/01/28 (Call 11/01/27)	670	684,935
State of Illinois Sales Tax Revenue RB, 5.00%, 06/15/28	150	153,970

		6,916,784

Indiana — 1.6%
City of Indianapolis Department of Public Utilities Water System Revenue RB
5.00%, 10/01/30 (Call 10/01/28)	570	597,821
Series A, 5.00%, 10/01/28	165	175,303
Indiana Finance Authority RB
5.00%, 02/01/28	425	447,460
5.00%, 02/01/28 (Call 02/01/26)	100	102,303
5.00%, 06/01/28	525	554,794
5.00%, 10/01/28 (Call 10/01/26)	105	108,308

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2028 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Indiana (continued)
Series C, 5.00%, 02/01/28	$305	$321,119
Series C, 5.00%, 06/01/28 (Call 12/01/26)	355	366,840
Series C, 5.00%, 02/01/29 (Call 02/01/28)	335	352,687
Series R, 5.00%, 02/01/28	470	494,838
Purdue University RB
5.00%, 07/01/28	180	190,326
5.00%, 07/01/28 (Call 07/01/26)	25	25,697

		3,737,496

Iowa — 0.9%
City of Des Moines IA GO, 5.00%, 06/01/28	765	807,754
Iowa Finance Authority
5.00%, 08/01/28	220	232,952
5.00%, 08/01/30 (Call 08/01/28)	125	131,958
Iowa Finance Authority RB
5.00%, 08/01/28	255	270,241
5.00%, 08/01/28 (Call 08/01/27)	100	104,523
5.00%, 08/01/32 (Call 08/01/28)	270	284,545
Series A, 5.00%, 08/01/31 (Call 08/01/28)	125	131,767
State of Iowa RB, Series A, 5.00%, 06/01/28
(Call 06/01/26)	30	30,809

		1,994,549

Kansas — 0.1%
Sedgwick County Unified School District No. 266 Maize
GO, Series A, 4.00%, 09/01/28 (Call 09/01/27)	50	49,839
State of Kansas Department of Transportation RB,
Series A, 5.00%, 09/01/28 (Call 09/01/27)	200	208,765

		258,604

Louisiana — 0.5%
State of Louisiana GO
5.00%, 03/01/28	145	152,227
Series B, 5.00%, 08/01/28 (Call 08/01/26)	130	134,153
Series B, 5.00%, 10/01/28 (Call 10/01/27)	365	380,521
State of Louisiana RB
5.00%, 09/01/28	60	63,027
Series A, 5.00%, 09/01/29 (Call 09/01/28)	495	516,537

		1,246,465

Maine — 0.7%
City of Portland ME GO, 5.00%, 04/01/28	190	201,011
Maine Municipal Bond Bank RB
Series A, 5.00%, 09/01/28 (Call 09/01/26)	80	82,551
Series A, 5.00%, 11/01/28	190	201,364
Series C, 5.00%, 11/01/28 (Call 11/01/27)	75	78,624
Maine Turnpike Authority RB, 5.00%, 07/01/28	200	211,297
State of Maine GO
Series B, 5.00%, 06/01/28	575	607,880
Series D, 5.00%, 06/01/28	125	132,148

		1,514,875

Maryland — 4.4%
City of Baltimore MD GO, Series A, 5.00%, 10/15/28	45	47,666
County of Anne Arundel MD GOL
5.00%, 10/01/28	375	399,458
5.00%, 10/01/28 (Call 10/01/27)	190	199,331
County of Baltimore MD GO
5.00%, 03/01/28	195	205,836
5.00%, 03/01/29 (Call 03/01/28)	755	795,522
County of Frederick MD GO
5.00%, 08/01/28	75	79,718
5.00%, 10/01/28	150	159,783
County of Howard MD GO
5.00%, 02/15/28	55	58,114

Security	Par (000)	Value

Maryland (continued)
5.00%, 08/15/29 (Call 08/15/28)	$115	$121,704
Series A, 5.00%, 08/15/28	300	319,034
Series B, 5.00%, 02/15/28 (Call 02/15/27)	70	72,870
Series D, 5.00%, 02/15/28	220	232,454
County of Montgomery MD GO
5.00%, 11/01/28	225	239,938
Series A, 5.00%, 11/01/28	300	319,917
Series A, 5.00%, 11/01/29 (Call 11/01/28)	130	137,857
Series B, 4.00%, 11/01/28	150	152,592
County of Prince George’s MD GOL
5.00%, 07/15/30 (Call 07/15/28)	155	163,625
Series A, 4.00%, 07/15/32 (Call 07/15/28)	280	279,391
Series A, 5.00%, 07/15/31 (Call 07/15/28)	365	384,394
Series B, 5.00%, 09/15/28	285	303,412
Maryland Stadium Authority RB,
5.00%, 05/01/47 (PR 05/01/28)	100	105,147
Maryland State Transportation Authority RB,
5.00%, 07/01/28	135	142,626
State of Maryland Department of Transportation RB
4.00%, 05/01/30 (Call 05/01/28)	95	95,905
5.00%, 09/01/28 (Call 09/01/27)	160	167,740
5.00%, 10/01/28 (Call 10/01/26)	200	206,770
5.00%, 10/01/28 (Call 10/01/27)	30	31,484
5.00%, 12/01/28	140	148,949
State of Maryland GO
5.00%, 03/01/28	250	264,304
5.00%, 03/15/28	40	42,310
5.00%, 08/01/28	345	366,703
First Series, 5.00%, 03/15/28	555	587,054
Second Series, 5.00%, 08/01/29 (Call 08/01/28)	275	290,925
Second Series, 5.00%, 08/01/30 (Call 08/01/28)	280	295,462
Second Series A, 5.00%, 08/01/28	115	122,235
Series A, 5.00%, 03/15/28 (Call 03/15/27)	100	104,207
Series A, 5.00%, 08/01/28	1,000	1,062,909
Series A, 5.00%, 03/15/29 (Call 03/15/28)	340	358,387
Washington Suburban Sanitary Commission RB
5.00%, 06/01/28	200	212,130
5.00%, 06/01/28 (GTD)	210	222,737
5.00%, 12/01/28 (GTD)	110	117,399
5.00%, 06/01/30 (Call 06/01/28) (GTD)	295	311,037

		9,929,036

Massachusetts — 2.2%
Commonwealth of Massachusetts GO
5.00%, 02/01/28	140	147,907
5.00%, 09/01/28	140	149,032
Commonwealth of Massachusetts GOL
5.00%, 03/01/28	100	105,763
5.00%, 11/01/28	365	389,404
Series B, 5.00%, 07/01/28	725	770,105
Series B, 5.00%, 01/01/30 (Call 01/01/28)	395	414,378
Series B, 5.25%, 08/01/28	440	472,645
Series C, 5.00%, 05/01/28	280	296,790
Massachusetts Bay Transportation Authority RB
Series A, 5.25%, 07/01/28	1,250	1,346,106
Series A-2, 5.00%, 07/01/28 (Call 07/01/27)	30	31,376
Massachusetts Bay Transportation Authority Sales Tax
Revenue, 5.50%, 07/01/28 (NPFGC)	150	162,530
Massachusetts Department of Transportation RB,
Series A, 0.00%, 01/01/28 (NPFGC)(a)	50	41,667
Massachusetts Health & Educational Facilities Authority
RB, Series M, 5.25%, 07/01/28	100	107,823

88	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2028 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts State College Building Authority RB,
5.00%, 05/01/29 (Call 05/01/28) (ST INTERCEPT)	$155	$162,838
Massachusetts Water Resources Authority RB
Series B, 5.00%, 08/01/28 (Call 08/01/26)	120	123,725
Series B, 5.25%, 08/01/28 (AGM)	135	145,628
University of Massachusetts Building Authority RB,
Series 2019-1, 5.00%, 05/01/28	160	169,663

		5,037,380

Michigan — 1.4%
Great Lakes Water Authority Water Supply System
Revenue RB, Series C, 5.00%, 07/01/28
(Call 07/01/26)	35	35,576
Michigan Finance Authority RB
5.00%, 10/01/28	130	137,877
5.00%, 10/01/30 (Call 10/01/28)	470	495,916
5.00%, 10/01/31 (Call 10/01/28)	125	131,740
Series B, 5.00%, 10/01/28 (Call 10/01/26)	485	503,363
Michigan State Building Authority RB, Series I,
5.00%, 04/15/28	365	383,894
Michigan State University RB, Series B,
5.00%, 02/15/28	185	193,972
State of Michigan Trunk Line Revenue RB
5.00%, 11/15/28	325	344,862
Series B, 5.00%, 11/15/28	770	817,055
University of Michigan, 5.00%, 04/01/28	70	73,939
University of Michigan RB, 5.00%, 04/01/32
(Call 04/01/28)	100	104,094

		3,222,288

Minnesota — 2.0%
County of Hennepin, 5.00%, 12/01/28	75	79,615
County of Hennepin MN GO
5.00%, 12/01/28	140	148,615
5.00%, 12/01/28 (Call 12/01/26)	340	351,566
Metropolitan Council GO
4.00%, 03/01/28 (Call 03/01/26)	40	40,156
5.00%, 03/01/28	385	406,079
5.00%, 03/01/28 (Call 03/01/27)	95	98,727
5.00%, 12/01/28	100	106,440
Series C, 4.00%, 03/01/28 (Call 03/01/27)	120	120,920
Series C, 5.00%, 12/01/28	375	399,149
Minneapolis-St Paul Metropolitan Airports Commission
RB, Series A, 5.00%, 01/01/28 (Call 01/01/27)	100	103,338
Minnesota Public Facilities Authority RB, Series A,
5.00%, 03/01/28 (Call 03/01/26)	155	159,905
State of Minnesota GO
5.00%, 08/01/28	430	456,472
5.00%, 09/01/28	500	531,344
Series A, 5.00%, 10/01/28 (Call 10/01/27)	175	183,925
Series A, 5.00%, 08/01/29 (Call 08/01/28)	670	709,099
Series A, 5.00%, 08/01/32 (Call 08/01/28)	485	512,857
Series B, 5.00%, 10/01/28 (Call 10/01/27)	130	136,630

		4,544,837

Mississippi — 0.3%
State of Mississippi GO
5.00%, 12/01/28 (Call 12/01/26)	175	180,886
Series A, 5.00%, 10/01/28 (Call 10/01/27)	455	475,654

		656,540

Security	Par (000)	Value

Missouri — 0.5%
City of Kansas City MO Sanitary Sewer System
Revenue RB, Series A, 5.00%, 01/01/29
(Call 01/01/28)	$170	$178,616
Missouri Highway & Transportation Commission RB,
5.00%, 05/01/28	205	216,682
Missouri State Board of Public Buildings RB, Series B,
4.00%, 10/01/28	655	661,639

		1,056,937

Nebraska — 1.0%
Nebraska Public Power District RB
5.00%, 01/01/28	150	157,058
5.00%, 07/01/28 (Call 01/01/28)	255	266,502
Omaha Public Power District RB
5.00%, 02/01/28	840	884,392
5.00%, 02/01/29 (Call 02/01/28)	220	231,240
Series A, 5.00%, 02/01/28 (Call 02/01/26)	265	271,633
University of Nebraska Facilities Corp. RB (The)
5.00%, 07/15/28	180	190,575
5.00%, 07/15/29 (Call 07/15/28)	100	105,097
5.00%, 07/15/30 (Call 07/15/28)	150	157,262

		2,263,759

Nevada — 2.0%
Clark County School District GOL
5.00%, 06/15/28	145	151,980
5.00%, 06/15/28 (AGM)	205	214,869
Series C, 5.00%, 06/15/28 (Call 12/15/27)	145	150,493
County of Clark Department of Aviation RB, Series B,
5.00%, 07/01/28	365	384,657
County of Clark NV GOL
5.00%, 12/01/28	395	417,804
5.00%, 06/01/29 (Call 06/01/28)	245	257,665
5.00%, 12/01/30 (Call 12/01/28)	270	284,557
5.00%, 12/01/31 (Call 12/01/28)	175	184,039
County of Clark NV RB, Series B, 5.00%, 07/01/28	430	453,723
County of Washoe NV RB, 5.00%, 02/01/28	220	230,127
Las Vegas Valley Water District GOL, 5.00%, 06/01/28	340	359,149
Nevada System of Higher Education RB,
5.00%, 07/01/28	200	211,122
State of Nevada GOL
4.00%, 04/01/31 (Call 04/01/28)	105	104,796
5.00%, 05/01/28	145	153,324
Series A, 5.00%, 04/01/28	60	63,377
Series A, 5.00%, 05/01/28	350	370,093
State of Nevada Highway Improvement Revenue,
5.00%, 12/01/29 (Call 06/01/28)	200	210,291
State of Nevada Highway Improvement Revenue RB
5.00%, 12/01/28 (Call 06/01/26)	150	154,409
5.00%, 12/01/28 (Call 06/01/28)	125	131,565
5.00%, 12/01/30 (Call 06/01/28)	160	167,849

		4,655,889

New Hampshire — 0.4%
New Hampshire Municipal Bond Bank RB, Series B,
5.00%, 08/15/28	595	630,867
State of New Hampshire GO
5.00%, 12/01/28	170	181,110
Series A, 5.00%, 12/01/31 (Call 12/01/28)	100	106,065

		918,042

New Jersey — 3.1%
County of Monmouth NJ GO, 5.00%, 07/15/28
(Call 07/15/27)	100	105,177

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2028 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Economic Development Authority RB
5.00%, 03/01/28	$435	$451,620
5.00%, 06/15/28	1,060	1,102,980
5.00%, 11/01/28	110	114,795
New Jersey Transportation Trust Fund Authority RB
5.00%, 06/15/28	820	853,672
5.00%, 06/15/30 (Call 12/15/28)	75	77,640
Series A, 5.00%, 06/15/28 (Call 06/15/26)	650	660,996
New Jersey Turnpike Authority, 5.25%, 01/01/28
(AGM)	185	196,351
New Jersey Turnpike Authority RB
Series B, 5.00%, 01/01/31 (Call 01/01/28)	195	202,604
Series B, 5.00%, 01/01/32 (Call 01/01/28)	390	405,234
Series E, 5.00%, 01/01/29 (Call 01/01/28)	620	649,469
State of New Jersey GO
5.00%, 06/01/28 (Call 06/01/27)	135	139,794
Series A, 5.00%, 06/01/28	2,100	2,205,610

		7,165,942

New Mexico — 1.1%
New Mexico Finance Authority RB
5.00%, 06/15/28	365	385,736
Series A, 5.00%, 06/15/28	470	495,678
Series D, 5.00%, 06/01/29 (Call 06/01/28)	70	73,847
State of New Mexico GO
5.00%, 03/01/28	320	337,257
5.50%, 03/01/28	110	118,117
State of New Mexico Severance Tax Permanent Fund
RB, 5.00%, 07/01/28	1,035	1,093,464

		2,504,099

New York — 11.6%
City of New York, 5.00%, 08/01/28	270	284,811
City of New York NY GO
5.00%, 08/01/28	1,060	1,118,148
5.00%, 08/01/28 (Call 02/01/28)	410	429,152
5.00%, 08/01/30 (Call 02/01/28)	275	286,511
5.00%, 08/01/31 (Call 02/01/28)	100	103,960
Series A, 5.00%, 08/01/28 (Call 08/01/27)	325	337,020
Series A, 5.00%, 08/01/29 (Call 02/01/28)	130	135,753
Series A-2, 5.00%, 08/01/29 (Call 02/01/28)	220	229,737
Series B-1, 5.00%, 10/01/28	330	348,777
Series C, 5.00%, 08/01/28 (Call 02/01/27)	175	180,661
Series C, 5.00%, 08/01/29 (Call 02/01/28)	310	323,720
Series C, 5.00%, 08/01/31 (Call 02/01/28)	250	259,900
Series D, 5.00%, 08/01/28 (Call 02/01/26)	210	213,264
Series E, 5.00%, 08/01/28	420	443,040
Hudson Yards Infrastructure Corp. RB,
5.00%, 02/15/28	120	126,989
Long Island Power Authority RB
5.00%, 09/01/28	165	174,968
5.00%, 09/01/29 (Call 09/01/28)	175	183,542
Series A, 0.00%, 12/01/28 (AGM)(a)	170	136,948
Metropolitan Transportation Authority RB
Series B, 5.00%, 11/15/28	435	445,340
Series C-1, 5.00%, 11/15/28 (Call 05/15/28)	475	485,467
Series C-1, 5.00%, 11/15/29 (Call 05/15/28)	445	453,404
New York City Municipal Water Finance Authority,
5.00%, 06/15/28	125	132,702
New York City Municipal Water Finance Authority RB
5.00%, 06/15/28 (Call 12/15/26)	355	366,775
Series EE, 5.00%, 06/15/28	365	387,489

Security	Par (000)	Value

New York (continued)
New York City Transitional Finance Authority Building
Aid Revenue RB
5.00%, 07/15/28 (SAW)	$110	$116,219
5.00%, 07/15/30 (Call 07/15/28) (SAW)	560	585,499
5.00%, 07/15/31 (Call 07/15/28) (SAW)	215	224,444
Series S, 5.00%, 07/15/30 (Call 07/15/28) (SAW)	215	224,790
Series S-2A, 5.00%, 07/15/31 (Call 07/15/28) (SAW)	355	370,593
Series S-2A, 5.00%, 07/15/32 (Call 07/15/28) (SAW)	195	203,279
Series S-4A, 5.00%, 07/15/28 (SAW)	80	84,523
Series S-4A, 5.00%, 07/15/31 (Call 07/15/28) (SAW)	200	208,785
New York City Transitional Finance Authority Future Tax
Secured Revenue, 5.00%, 05/01/28	195	205,284
New York City Transitional Finance Authority Future Tax
Secured Revenue RB
5.00%, 11/01/28	1,405	1,487,716
5.00%, 11/01/28 (Call 11/01/27)	250	258,136
5.00%, 08/01/29 (Call 08/01/28)	105	109,499
Series A1, 5.00%, 08/01/32 (Call 08/01/28)	50	52,031
Series B-1, 5.00%, 08/01/28 (Call 08/01/27)	100	102,960
Series C-1, 5.00%, 11/01/28	50	52,944
Series C-2, 5.00%, 05/01/32 (Call 05/01/28)	285	296,044
New York City Water & Sewer System RB
5.00%, 06/15/28	300	318,484
5.00%, 06/15/28 (Call 06/15/27)	175	181,783
Series CC-1, 5.00%, 06/15/28	135	143,318
New York State Dormitory Authority RB
5.00%, 03/15/28	480	504,349
5.00%, 07/01/28	390	413,920
5.00%, 03/15/29 (Call 09/15/28)	240	251,392
5.00%, 03/15/31 (Call 09/15/28)	130	135,618
Series A, 5.00%, 02/15/28 (PR 02/15/27)	415	433,427
Series A, 5.00%, 03/15/28	175	183,877
Series A, 5.00%, 03/15/28 (Call 09/15/26)	65	66,588
Series A, 5.00%, 03/15/29 (Call 03/15/28)	310	322,948
Series A, 5.00%, 07/01/29 (Call 07/01/28)	170	178,661
Series A, 5.00%, 03/15/31 (Call 03/15/28)	405	420,691
Series A, 5.00%, 03/15/32 (Call 03/15/28)	210	217,833
Series A, 5.00%, 03/15/32 (Call 09/15/28)	490	510,834
Series B, 5.00%, 02/15/28 (PR 08/15/27)	340	357,674
Series C, 5.00%, 03/15/29 (Call 03/15/28)	250	260,442
Series C, 5.00%, 03/15/31 (Call 03/15/28)	210	218,136
Series C, 5.00%, 03/15/32 (Call 03/15/28)	285	295,631
Series D, 5.00%, 02/15/28	805	845,017
Series E, 5.00%, 03/15/30 (Call 09/15/28)	795	829,926
New York State Environmental Facilities Corp RB,
5.00%, 06/15/28	85	90,461
New York State Environmental Facilities Corp.,
5.00%, 06/15/28	50	53,212
New York State Environmental Facilities Corp. RB
5.00%, 06/15/28 (Call 06/15/26)	160	164,861
5.00%, 06/15/28 (Call 06/15/27)	275	285,847
5.00%, 06/15/29 (Call 06/15/28)	125	131,537
Series B, 5.00%, 06/15/28	335	356,522
Series B, 5.00%, 06/15/32 (Call 06/15/28)	120	125,841
New York State Thruway Authority RB
5.00%, 03/15/28	215	225,906
Series L, 5.00%, 01/01/30 (Call 01/01/28)	265	276,130
Series L, 5.00%, 01/01/31 (Call 01/01/28)	110	114,554
New York State Urban Development Corp. RB
5.00%, 03/15/28	105	110,586
Series A, 5.00%, 03/15/28 (PR 03/15/26)	380	390,855

90	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2028 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Series A, 5.00%, 03/15/28 (PR 03/15/27)	$155	$162,078
Series C-2, 5.00%, 03/15/28 (Call 09/15/27)	105	109,183
Port Authority of New York & New Jersey RB
5.00%, 09/01/29 (Call 09/01/28)	160	167,881
Series 205TH, 5.00%, 11/15/28 (Call 11/15/27)	175	180,933
Series 209TH, 5.00%, 07/15/30 (Call 07/15/28)	260	272,066
Series 211TH, 5.00%, 09/01/32 (Call 09/01/28)	275	287,208
State of New York GO, 5.00%, 03/15/28	200	211,302
Triborough Bridge & Tunnel Authority RB
5.00%, 05/15/28	850	897,403
5.00%, 11/15/28	775	820,898
5.00%, 11/15/28 (Call 05/15/26)	75	76,915
5.00%, 11/15/28 (Call 08/15/28)	500	528,471
Series B, 0.00%, 11/15/28(a)	210	169,000
Series B, 5.00%, 11/15/28	450	476,651
Series C-1, 5.00%, 11/15/28	290	307,175
Utility Debt Securitization Authority RB, Series A,
5.00%, 06/15/28 (Call 06/15/26)	215	220,183

		26,475,032

North Carolina — 2.5%
City of Charlotte NC GO, Series A, 5.00%, 06/01/28	200	212,217
City of Charlotte NC Storm Water Revenue RB,
5.00%, 12/01/28	100	106,775
City of Charlotte NC Water & Sewer System Revenue
RB, 5.00%, 07/01/28	235	249,620
City of Greensboro NC GO, 5.00%, 10/01/28	325	346,348
County of Guilford NC GO
5.00%, 02/01/28 (Call 02/01/26)	5	5,115
Series B, 5.00%, 05/01/28 (Call 05/01/27)	100	104,643
County of Mecklenburg, 5.00%, 03/01/28	140	148,068
County of Mecklenburg NC GO, Series A,
5.00%, 04/01/28 (Call 04/01/27)	100	104,363
County of Wake NC GO
5.00%, 03/01/28	415	436,871
5.00%, 04/01/28	175	185,288
Series A, 5.00%, 04/01/28	15	15,882
Series A, 5.00%, 03/01/31 (Call 03/01/28)	135	141,007
County of Wake NC RB
5.00%, 04/01/28	185	194,948
Series A, 5.00%, 12/01/28 (Call 12/01/26)	145	149,621
Mecklenburg County Public Facilities Corp. RB,
5.00%, 02/01/28	160	168,263
North Carolina State University at Raleigh RB,
5.00%, 10/01/28	100	105,967
State of North Carolina GO
5.00%, 06/01/28	1,100	1,167,193
Series A, 5.00%, 06/01/28	275	291,798
Series A, 5.00%, 06/01/29 (Call 06/01/28)	250	264,822
Series B, 5.00%, 06/01/28	115	122,025
State of North Carolina RB
5.00%, 03/01/28	350	367,158
5.00%, 05/01/28	435	459,233
Series B, 5.00%, 05/01/28 (Call 05/01/27)	325	338,462

		5,685,687

North Dakota — 0.1%
North Dakota Building Authority RB, 5.00%, 12/01/28	120	127,213

Ohio — 3.0%
American Municipal Power Inc. RB, Series A,
5.00%, 02/15/28 (Call 02/15/26)	230	234,836
City of Columbus OH, 5.00%, 04/01/29 (Call 10/01/28)	195	206,649

Security	Par (000)	Value

Ohio (continued)
City of Columbus OH GO
5.00%, 04/01/28	$185	$195,412
5.00%, 04/01/28 (Call 10/01/27)	165	173,060
Series 3, 5.00%, 02/15/28 (Call 02/15/27)	50	52,042
Series A, 5.00%, 04/01/31 (Call 10/01/28)	495	522,800
County of Franklin OH Sales Tax Revenue RB,
4.00%, 06/01/31 (Call 06/01/28)	145	144,451
Ohio Turnpike & Infrastructure Commission RB
5.00%, 02/15/31 (Call 02/15/28)	230	239,742
Series A, 5.00%, 02/15/28 (Call 02/15/27)	355	368,843
Ohio Water Development Authority RB
5.00%, 06/01/28	165	174,650
5.00%, 06/01/28 (Call 03/01/28)	740	780,899
5.00%, 12/01/28	175	186,353
5.00%, 12/01/28 (Call 12/01/26)	105	108,603
Series A, 5.00%, 06/01/28	440	465,732
Series A, 5.00%, 12/01/28	555	591,005
State of Ohio, 5.00%, 05/01/28	50	52,807
State of Ohio GO
5.00%, 03/01/28	170	179,168
5.00%, 03/15/28	75	79,083
5.00%, 05/01/28	465	491,102
5.00%, 09/01/28	315	334,030
Series B, 5.00%, 09/01/28	225	238,592
Series B, 5.00%, 09/15/28	210	222,795
Series S, 5.00%, 05/01/28 (Call 05/01/26)	310	318,869
Series V, 5.00%, 05/01/32 (Call 05/01/28)	125	131,417
State of Ohio RB
Series A, 5.00%, 04/01/28	115	121,232
Series C, 5.00%, 12/01/28 (Call 12/01/26)	165	170,358

		6,784,530

Oklahoma — 0.2%
Grand River Dam Authority RB, Series A,
5.00%, 06/01/28 (Call 12/01/26)	120	123,300
Oklahoma Capitol Improvement Authority RB,
5.00%, 07/01/28	25	26,270
Oklahoma Department of Transportation RB, Series A,
5.00%, 09/01/28	170	179,961
Oklahoma Turnpike Authority RB, 5.00%, 01/01/28	150	157,058

		486,589

Oregon — 1.1%
City of Portland OR GOL, Series B, 5.00%, 06/15/29
(Call 06/15/28)	170	178,448
City of Portland OR Sewer System Revenue RB,
Series A, 5.00%, 05/01/28 (Call 05/01/26)	310	318,534
County of Clackamas OR GOL, 5.00%, 06/01/28	95	100,350
County of Multnomah OR GO, Series A,
5.00%, 06/15/28	315	333,582
Multnomah County School District No. 1 Portland/OR
GO, 5.00%, 06/15/28 (GTD)	225	237,782
Oregon Health & Science University RB, Series A,
5.00%, 07/01/28	135	140,977
Oregon State Bond Bank RB, 5.00%, 01/01/28
(Call 01/01/26)	90	92,148
Portland Community College District, 5.00%, 06/15/28	180	190,069
Portland Community College District GO,
5.00%, 06/15/28 (Call 06/15/26)	165	169,935
Salem-Keizer School District No. 24J GO, Series B,
0.00%, 06/15/28 (GTD)(a)	90	74,171

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2028 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oregon (continued)
State of Oregon GO
5.00%, 05/01/28	$125	$132,442
5.00%, 06/01/28	95	100,762
Series A, 5.00%, 05/01/28	40	42,382
Series D, 5.00%, 06/01/28	300	318,195
Series Q, 5.00%, 05/01/28 (Call 05/01/26)	70	71,961

		2,501,738

Pennsylvania — 2.2%
City of Philadelphia PA Water & Wastewater Revenue
RB, Series B, 5.00%, 11/01/28 (Call 11/01/27)	120	124,487
Commonwealth of Pennsylvania GO 5.00%, 01/15/28 (Call 01/15/27)	345	357,312
5.00%, 05/01/28	320	337,419
5.00%, 07/15/28	530	560,197
First Series, 5.00%, 01/01/28 (Call 01/01/27)	1,035	1,073,088
Second Series, 5.00%, 09/15/28 (Call 09/15/26)	480	493,689
Series 1, 5.00%, 02/01/28 (Call 02/01/26)	160	163,589
County of Chester PA GO, Series A, 4.00%, 07/15/28 (Call 07/15/26)	105	105,661
Lower Merion School District GOL 4.00%, 11/15/30 (Call 11/15/28) (SAW)	80	81,158
4.00%, 11/15/31 (Call 11/15/28) (SAW)	235	238,213
Pennsylvania State University (The) RB, 5.00%, 09/01/28 (Call 09/01/26)	200	205,890
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue RB, 5.00%, 12/01/28	185	196,032
Pennsylvania Turnpike Commission RB 5.00%, 12/01/28	100	105,963
Second Series, 5.00%, 12/01/28 (Call 12/01/27)	150	154,540
Series A, 5.25%, 07/15/28 (AGM)	430	457,574
Pittsburgh Water & Sewer Authority RB, Series A, 5.00%, 09/01/28 (Call 09/01/27) (AGM)	160	166,606
West Chester Area School District/PA GO, 5.00%, 05/15/28	200	212,012

		5,033,430

Rhode Island — 1.0%
Rhode Island Commerce Corp. RB 5.00%, 05/15/28	415	434,081
5.00%, 06/15/28 (Call 06/15/26)	400	408,657
Rhode Island Health and Educational Building Corp. RB, 5.00%, 09/01/28	210	222,495
State of Rhode Island GO 5.00%, 01/15/28	345	362,624
5.00%, 05/01/28	85	89,663
Series B, 5.00%, 08/01/28 (Call 08/01/27)	625	653,380

		2,170,900

South Carolina — 0.7%
County of Beaufort SC GO, Series A, 5.00%, 02/01/28 (Call 02/01/27) (SAW)	120	124,672
County of Charleston SC GO 5.00%, 11/01/28	115	122,635
Series B, 5.00%, 11/01/28	115	122,689
South Carolina Transportation Infrastructure Bank RB 5.00%, 10/01/28	825	871,185
Series A, 5.00%, 10/01/29 (Call 10/01/28)	220	231,593
State of South Carolina GO, Series A, 5.00%, 04/01/28 (Call 10/01/27) (SAW)	115	120,617

		1,593,391

Security	Par (000)	Value

Tennessee — 2.0%
City of Clarksville TN Water Sewer & Gas Revenue RB, 5.00%, 02/01/28 (Call 02/01/26)	$100	$102,308
City of Knoxville TN GO, 5.00%, 05/01/28	85	90,097
City of Memphis TN Sanitary Sewerage System Revenue RB, Series B, 5.00%, 10/01/28	410	434,652
County of Blount TN GO, 5.00%, 06/01/28 (Call 06/01/26)	175	179,881
County of Hamilton, 5.00%, 03/01/28	95	100,475
County of Hamilton TN GO 5.00%, 04/01/29 (Call 04/01/28)	165	173,863
Series A, 5.00%, 04/01/28	210	222,346
County of Montgomery TN GO, 5.00%, 04/01/28	70	73,735
County of Rutherford TN GO, 5.00%, 04/01/28	100	105,795
County of Shelby TN GO, 5.00%, 04/01/28	110	116,006
County of Williamson TN GO, 5.00%, 05/01/28	275	291,491
Metropolitan Government of Nashville & Davidson County TN Electric Revenue RB, Series A, 5.00%, 05/15/28 (Call 05/15/27)	130	135,314
Metropolitan Government of Nashville & Davidson County TN GO 4.00%, 01/01/28 (Call 07/01/26)	125	124,487
4.00%, 07/01/28	255	258,239
4.00%, 07/01/28 (Call 07/01/27)	40	39,998
5.00%, 01/01/28 (Call 07/01/26)	210	215,957
5.00%, 07/01/30 (Call 07/01/28)	230	241,898
5.00%, 07/01/32 (Call 07/01/28)	230	241,391
State of Tennessee GO 5.00%, 09/01/28 (Call 09/01/27)	85	89,019
5.00%, 11/01/28	555	591,062
Series A, 5.00%, 02/01/29 (Call 02/01/28)	290	305,896
Series A, 5.00%, 02/01/32 (Call 02/01/28)	75	78,560
Tennessee State School Bond Authority RB Series A, 5.00%, 11/01/28 (Call 11/01/27)	145	151,512
Series B, 5.00%, 11/01/28 (Call 11/01/27)
(ST INTERCEPT)	220	229,881

		4,593,863

Texas — 9.1%
Abilene Independent School District GO, 5.00%, 02/15/28	55	57,912
Aldine Independent School District GO, 5.00%, 02/15/28 (Call 02/15/27) (PSF)	90	92,576
Alvin Independent School District/TX GO, Series A, 5.00%, 02/15/28 (Call 02/15/26) (PSF)	100	102,591
Austin Community College District RB, 5.00%, 02/01/28 (Call 02/01/26)	155	158,644
Austin Independent School District GO 5.00%, 08/01/28 (PSF)	670	705,860
5.00%, 08/01/28 (Call 08/01/26) (PSF)	100	102,859
5.00%, 08/01/31 (Call 08/01/28) (PSF)	210	219,601
Board of Regents of the University of Texas System RB 5.00%, 08/15/28	510	538,448
Series H, 5.00%, 08/15/28 (Call 08/15/26)	105	108,359
City of Austin TX GOL, 5.00%, 09/01/28	510	538,264
City of Austin TX Water & Wastewater System Revenue RB 5.00%, 11/15/28 (Call 11/15/26)	175	179,998
5.00%, 11/15/28 (Call 11/15/27)	200	208,213
City of Dallas TX Waterworks & Sewer System Revenue RB 5.00%, 10/01/28	40	42,147
5.00%, 10/01/28 (Call 10/01/27)	150	155,872

92	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2028 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Series C, 5.00%, 10/01/29 (Call 10/01/28)	$50	$52,749
City of Fort Worth Water & Sewer System Revenue RB, 4.00%, 02/15/28	290	291,431
City of Houston TX Combined Utility System Revenue RB Series A, 0.00%, 12/01/28 (AGM)(a)	170	136,676
Series B, 5.00%, 11/15/28 (Call 11/15/27)	130	135,240
Series D, 5.00%, 11/15/30 (Call 11/15/28)	145	152,831
City of Houston TX GOL 5.00%, 03/01/28 (Call 03/01/26)	300	306,296
Series A, 5.00%, 03/01/28	150	157,415
Series A, 5.00%, 03/01/28 (Call 03/01/27)	115	119,013
City of Lewisville TX GOL, 5.00%, 02/15/30 (Call 02/15/28)	325	339,401
City of San Antonio TX Electric & Gas Systems Revenue RB 4.00%, 02/01/28 (Call 08/01/26)	105	103,218
5.00%, 02/01/28	60	62,666
5.00%, 02/01/28 (Call 08/01/26)	125	128,495
City of San Antonio TX GOL 5.00%, 08/01/28	485	510,311
5.00%, 08/01/28 (Call 08/01/27)	95	98,757
Conroe Independent School District GO, 5.00%, 02/15/28 (PSF)	250	262,832
County of Bexar TX RB, 5.00%, 06/15/30 (Call 06/15/28)	100	104,957
County of El Paso TX GOL, 5.00%, 02/15/28 (Call 08/15/27)	120	124,591
County of Fort Bend TX GO, 5.00%, 03/01/28 (Call 03/01/26)	40	40,825
County of Harris TX GOL, 5.00%, 10/01/28	250	264,340
Cypress-Fairbanks Independent School District GO 5.00%, 02/15/28 (PSF)	160	168,213
5.00%, 02/15/28 (Call 02/15/26) (PSF)	55	56,595
Dallas Area Rapid Transit, 5.00%, 12/01/28	65	68,722
Dallas Fort Worth International Airport RB, 5.00%, 11/01/28	135	142,255
Dallas Independent School District GO 5.00%, 02/15/28 (PSF)	220	231,025
Series A, 5.00%, 02/15/28	395	414,795
Fort Bend Independent School District GO Series B, 4.00%, 02/15/32 (Call 02/15/28) (PSF)	290	284,763
Series C, 5.00%, 08/15/28 (PSF)	90	94,818
Fort Worth Independent School District GO, 5.00%, 02/15/28 (PSF)	400	421,180
Frisco Independent School District GO, 5.00%, 08/15/28 (PSF)	300	317,003
Georgetown Independent School District GO 5.00%, 08/15/28 (Call 08/15/27) (PSF)	100	104,140
Series A, 5.00%, 08/15/29 (Call 08/15/28) (PSF)	105	110,650
Grand Parkway Transportation Corp. RB 5.00%, 10/01/52 (Put 04/01/28)	200	207,031
Series A, 5.00%, 10/01/30 (Call 04/01/28)	130	135,806
Grand Prairie Independent School District GO, Series A, 5.00%, 02/15/28 (Call 08/15/26) (PSF)	80	82,538
Harris County Toll Road Authority (The) RB 5.00%, 08/15/28	200	210,707
Series A, 5.00%, 08/15/32 (Call 02/15/28)	295	308,089
Houston Independent School District GOL, 5.00%, 07/15/29 (Call 07/15/28)	170	178,793

Security	Par (000)	Value

Texas (continued)
Katy Independent School District GO, 5.00%, 02/15/31 (Call 02/15/28) (PSF)	$125	$131,099
Killeen Independent School District GO, 5.00%, 02/15/30 (Call 02/15/28) (PSF)	385	403,610
Klein Independent School District GO, 5.00%, 08/01/28 (Call 08/01/26) (PSF)	195	201,192
Laredo Independent School District GO, 5.00%, 08/01/28 (Call 08/01/27) (PSF)	110	114,701
Leander Independent School District GO 5.00%, 08/15/31 (Call 08/15/28) (PSF)	180	189,811
Series A, 5.00%, 08/15/31 (Call 02/15/28) (PSF)	190	199,357
Lewisville Independent School District GO, 5.00%, 08/15/32 (Call 08/15/28) (PSF)	375	392,506
Lone Star College System GOL, 5.00%, 02/15/28 (Call 02/15/26)	95	97,147
North East Independent School District/TX GO, 5.00%, 08/01/30 (Call 08/01/28) (PSF)	75	78,808
North Texas Municipal Water District RB, 5.00%, 06/01/28 (Call 06/01/26)	220	226,357
North Texas Municipal Water District Water System Revenue, 5.00%, 09/01/28	435	458,124
North Texas Municipal Water District Water System Revenue RB, 5.00%, 09/01/28	50	52,658
North Texas Tollway Authority RB First Series, 0.00%, 01/01/28(a)	465	389,239
Series A, 5.00%, 01/01/28 (Call 01/01/26)	310	316,388
Series B, 5.00%, 01/01/28	170	176,935
Northside Independent School District GO 5.00%, 08/15/28 (Call 08/15/27) (PSF)	150	156,049
5.00%, 08/15/31 (Call 08/15/28) (PSF)	250	262,620
Northwest Independent School District GO, 5.00%, 02/15/28 (PSF)	75	78,547
Permanent University Fund - University of Texas System RB, 5.00%, 07/01/28	525	555,579
Pflugerville Independent School District GO, Series A, 5.00%, 02/15/30 (Call 02/15/28) (PSF)	100	104,592
Richardson Independent School District GO, 5.00%, 02/15/30 (Call 02/15/28) (PSF)	395	415,851
Round Rock Independent School District GO 5.00%, 08/01/31 (Call 08/01/28) (PSF)	220	231,616
5.00%, 08/01/32 (Call 08/01/28) (PSF)	100	105,076
Series A, 5.00%, 08/01/28 (PSF)	495	523,921
San Antonio Independent School District/TX GO 5.00%, 08/15/29 (Call 08/15/28) (PSF)	200	210,941
5.00%, 08/15/32 (Call 08/15/28) (PSF)	505	530,374
San Antonio Water System RB, 5.00%, 05/15/28	220	230,488
Spring Branch Independent School District, 5.00%, 02/01/28 (PSF)	150	157,505
Spring Independent School District GO, 5.00%, 08/15/32 (Call 08/15/28) (PSF)	240	251,524
State of Texas GO 5.00%, 10/01/28	310	328,353
Series A, 5.00%, 08/01/29 (Call 08/01/28)	225	237,728
Temple Independent School District/TX GO, 4.00%, 02/01/28 (Call 02/01/27) (PSF)	110	109,870
Texas A&M University RB 4.00%, 05/15/28 (Call 05/15/26)	40	39,939
5.00%, 05/15/28	110	115,805
Series E, 5.00%, 05/15/28 (Call 05/15/27)	175	181,828

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2028 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Texas Transportation Commission State Highway Fund RB 5.00%, 10/01/28 (Call 10/01/26)	$225	$231,885
5.25%, 04/01/28	50	52,943
Texas Water Development Board RB 5.00%, 08/01/28	600	634,252
5.00%, 08/01/28 (Call 08/01/27)	70	72,942
Series A, 5.00%, 10/15/28 (Call 04/15/28)	295	310,485
Series A, 5.00%, 10/15/31 (Call 04/15/28)	100	104,842
Series B, 5.00%, 04/15/28	245	258,093
Series B, 5.00%, 10/15/29 (Call 10/15/28)	115	121,365
Series B, 5.00%, 04/15/31 (Call 10/15/28)	115	121,184
Series B, 5.00%, 10/15/31 (Call 10/15/28)	335	352,878
Trinity River Authority Central Regional Wastewater System Revenue RB 5.00%, 08/01/28	105	111,182
5.00%, 08/01/32 (Call 08/01/28)	100	105,032

		20,873,732

Utah — 1.5%
Alpine School District/UT GO, Series B, 5.00%, 03/15/28 (Call 03/15/27) (GTD)	225	234,422
Central Valley Water Reclamation Facility RB, 5.00%, 03/01/28	90	94,780
City of Provo UT GO 5.00%, 02/01/28	240	252,973
5.00%, 01/01/29 (Call 01/01/28)	150	157,366
5.00%, 02/01/30 (Call 08/01/28)	100	105,199
City of Salt Lake City UT Public Utilities Revenue RB, 5.00%, 02/01/28	205	216,081
Intermountain Power Agency RB, 5.00%, 07/01/28	620	652,848
Salt Lake City Corp. RB, 5.00%, 02/01/28 (Call 02/01/27)	265	275,355
State of Utah GO 5.00%, 07/01/28	615	652,990
5.00%, 07/01/28 (Call 07/01/27)	145	152,077
Series B, 5.00%, 07/01/28	110	116,795
University of Utah (The) RB Series A, 5.00%, 08/01/28 (Call 08/01/27) (SAP)	200	208,797
Series B-1, 5.00%, 08/01/28 (Call 08/01/27) (SAP)	205	214,017
Utah Water Finance Agency RB, Series A, 5.00%, 03/01/28 (Call 03/01/27)	80	83,128

		3,416,828

Virginia — 3.8%
City of Virginia Beach VA GO 5.00%, 09/01/28 (SAW)	100	106,223
5.00%, 04/01/30 (Call 04/01/28)	185	195,653
Commonwealth of Virginia GO, Series A, 5.00%, 06/01/30 (Call 06/01/28)	245	259,590
County of Arlington VA GO, 5.00%, 08/15/29 (Call 08/15/28)	125	132,682
County of Chesterfield VA GO, Series A, 5.00%, 01/01/29 (Call 01/01/28) (SAW)	55	58,096
County of Fairfax VA GO 5.00%, 10/01/28 (SAW)	105	111,702
Series A, 5.00%, 10/01/28 (Call 04/01/27) (SAW)	250	261,300
Series A, 5.00%, 10/01/28 (Call 04/01/28) (SAW)	160	169,191
Series A, 5.00%, 10/01/30 (Call 04/01/28) (SAW)	205	216,184
County of Fairfax VA Sewer Revenue RB, 5.00%, 07/15/28	70	74,268
County of Henrico VA, 5.00%, 08/01/28	185	196,638

Security	Par (000)	Value

Virginia (continued)
County of Loudoun VA GO, 5.00%, 12/01/28 (SAW)	$660	$705,029
Fairfax County Industrial Development Authority RB, 5.00%, 05/15/28	200	209,280
Fairfax County Water Authority RB, 4.00%, 04/01/28 (Call 04/01/27)	15	15,098
Hampton Roads Transportation Accountability Commission, 5.00%, 07/01/52 (PR 01/01/28)	1,000	1,055,737
Hampton Roads Transportation Accountability Commission RB, Series A, 5.00%, 07/01/28	185	195,613
Virginia College Building Authority RB 5.00%, 02/01/28 (Call 02/01/27)	110	114,453
Series A, 5.00%, 09/01/28 (Call 09/01/26)
(ST INTERCEPT)	75	77,636
Series A, 5.00%, 09/01/28 (PR 09/01/26)
(ST INTERCEPT)	5	5,160
Series B, 5.00%, 02/01/28	135	142,134
Series C, 5.00%, 02/01/28	275	288,760
Series E, 5.00%, 02/01/28	165	173,256
Series E, 5.00%, 02/01/29 (Call 02/01/28)	545	570,659
Series E, 5.00%, 02/01/30 (Call 02/01/28)	375	392,002
Virginia Commonwealth Transportation Board RB 5.00%, 03/15/28 (Call 09/15/26)	400	411,627
5.00%, 05/15/28	590	622,904
5.00%, 03/15/32 (Call 09/15/28)	85	89,584
Series A, 5.00%, 05/15/28 (Call 11/15/27)	100	104,600
Virginia Public Building Authority RB 5.00%, 08/01/28	140	148,055
Series A, 5.00%, 08/01/28	410	433,588
Virginia Public School Authority RB 5.00%, 03/01/28 (SAW)	45	47,575
5.00%, 08/01/28	125	132,359
5.00%, 08/01/28 (SAW)	195	206,480
Series B, 5.00%, 08/01/28 (Call 08/01/27) (SAW)	215	224,916
Virginia Resources Authority RB 5.00%, 11/01/28	270	287,035
Series A, 5.00%, 11/01/28	145	154,149
Series A, 5.00%, 11/01/30 (Call 11/01/28)	150	159,384

		8,748,600

Washington — 4.3%
Auburn School District No. 408 of King & Pierce Counties GO, 5.00%, 12/01/28 (Call 12/01/27) (GTD)	195	204,583
Central Puget Sound Regional Transit Authority RB, Series S-1, 5.00%, 11/01/28 (Call 11/01/26)	235	242,567
City of Everett WA Water & Sewer Revenue RB, 5.00%, 12/01/28 (Call 12/01/26)	100	103,394
City of Seattle WA Drainage & Wastewater Revenue RB, 4.00%, 07/01/28 (Call 07/01/27)	195	195,805
City of Seattle WA GOL, 5.00%, 12/01/28	245	260,543
City of Seattle WA Municipal Light & Power Revenue RB 5.00%, 07/01/28	65	68,729
Series A, 5.00%, 04/01/28	155	163,399
Series B, 5.00%, 04/01/28 (Call 04/01/26)	135	138,645
Series C, 4.00%, 10/01/28 (Call 10/01/26)	65	64,955
City of Tacoma WA Electric System Revenue RB, 5.00%, 01/01/28 (Call 01/01/27)	30	30,937
Clark County School District No. 37 Vancouver GO, 5.00%, 12/01/28 (GTD)	145	153,715
County of King WA GOL 4.00%, 07/01/28 (Call 07/01/27)	80	80,375

94	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2028 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
5.00%, 01/01/28	$180	$189,534
5.00%, 07/01/28	120	127,148
County of King WA Sewer Revenue RB 5.00%, 07/01/30 (Call 07/01/28)	185	194,301
Series B, 5.00%, 07/01/28	135	142,744
Series B, 5.00%, 07/01/29 (Call 07/01/28)	465	488,961
County of Snohomish WA GOL, 5.00%, 12/01/28	135	143,436
County of Spokane WA GOL, Series B, 5.00%, 12/01/28	140	148,815
Energy Northwest, 5.00%, 07/01/32 (Call 07/01/28)	210	220,827
Energy Northwest RB 5.00%, 07/01/28	1,120	1,186,715
Series A, 5.00%, 07/01/28	125	132,446
Series A, 5.00%, 07/01/28 (Call 07/01/27)	425	441,888
Series C, 5.00%, 07/01/30 (Call 07/01/28)	130	136,763
King & Snohomish Counties School District No. 417 Northshore GO, 5.00%, 12/01/29 (Call 06/01/28) (GTD)	170	179,406
King County School District No. 405 Bellevue GO, 5.00%, 12/01/28 (Call 12/01/26) (GTD)	185	191,402
King County School District No. 414 Lake Washington GO 4.00%, 12/01/28 (GTD)	180	182,134
4.00%, 12/01/28 (Call 06/01/26) (GTD)	50	50,015
5.00%, 12/01/28 (Call 06/01/27)	150	156,215
Port of Seattle WA RB 5.00%, 05/01/28 (Call 05/01/27)	100	103,127
5.00%, 06/01/28	100	104,986
State of Washington COP, Series B, 5.00%, 07/01/30 (Call 07/01/28)	230	241,463
State of Washington GO 5.00%, 02/01/28	280	294,685
5.00%, 06/01/28	400	422,701
5.00%, 07/01/28	100	105,781
5.00%, 02/01/31 (Call 02/01/28)	190	199,427
5.00%, 06/01/31 (Call 06/01/28)	100	105,340
Series 2017-A, 5.00%, 08/01/28 (Call 08/01/26)	150	154,368
Series B, 5.00%, 08/01/28 (Call 08/01/26)	140	144,077
Series C, 0.00%, 06/01/28 (NPFGC)(a)	75	62,859
Series C, 5.00%, 02/01/28	430	452,551
Series C, 5.00%, 02/01/30 (Call 02/01/28)	355	372,730
Series D, 5.00%, 02/01/31 (Call 02/01/28)	105	110,210
Series R, 4.00%, 07/01/28	340	344,319
Series R, 5.00%, 08/01/28 (Call 08/01/26)	130	133,785
University of Washington RB, Series C, 5.00%, 04/01/28	295	310,249
Washington State University RB, 5.00%, 10/01/28 (Call 04/01/26)	145	148,478

		9,831,533

West Virginia — 0.7%
State of West Virginia GO 5.00%, 12/01/28	305	324,058
5.00%, 12/01/28 (Call 06/01/28)	110	116,010
5.00%, 12/01/29 (Call 06/01/28)	100	105,181

Security	Par (000)	Value

West Virginia (continued)
5.00%, 12/01/30 (Call 06/01/28)	$125	$131,185
Series A, 5.00%, 06/01/28	85	89,787
Series B, 5.00%, 06/01/31 (Call 06/01/28)	385	403,740
Series B, 5.00%, 12/01/32 (Call 06/01/28)	180	188,586
West Virginia Commissioner of Highways RB, Series A, 5.00%, 09/01/28 (Call 09/01/27)	195	202,066
West Virginia State School Building Authority Lottery Revenue RB, Series A, 5.00%, 07/01/30 (Call 07/01/28)	75	78,651

		1,639,264

Wisconsin — 1.7%
City of Madison WI GO, 4.00%, 10/01/28	140	142,425
Milwaukee Metropolitan Sewerage District GO, 4.00%, 10/01/28	75	76,164
State of Wisconsin, 5.00%, 05/01/28	360	381,127
State of Wisconsin Environmental Improvement Fund Revenue RB, 5.00%, 06/01/28	320	338,437
State of Wisconsin GO 4.00%, 05/01/28 (Call 05/01/26)	205	205,891
4.00%, 05/01/28 (Call 05/01/27)	210	211,152
5.00%, 05/01/28	65	68,815
5.00%, 11/01/28 (Call 05/01/27)	325	338,212
5.00%, 05/01/31 (Call 05/01/28)	130	136,948
Series 2, 5.00%, 11/01/28 (Call 05/01/26)	125	128,711
Series 2021-2, 5.00%, 05/01/28	140	148,216
Series 3, 5.00%, 11/01/28 (Call 05/01/27)	440	457,887
State of Wisconsin RB, 5.00%, 05/01/28 (PR 05/01/27)	300	313,211
Wisconsin Department of Transportation RB 5.00%, 07/01/28	645	682,852
5.00%, 07/01/28 (Call 07/01/27)	45	47,274
Series 1, 5.00%, 07/01/28 (Call 07/01/27)	220	231,039

		3,908,361

Total Long-Term Investments — 97.9% (Cost: $ 235,201,921)		223,484,668

	Shares

Short-Term Securities

Money Market Funds — 2.5%
BlackRock Liquidity Funds: MuniCash, 3.82%(b)(c)	5,757,568	5,757,568

Total Short-Term Securities — 2.5% (Cost: $ 5,757,556)		5,757,568

Total Investments — 100.4% (Cost: $ 240,959,477)		229,242,236

Liabilities in Excess of Other Assets — (0.4)%		(977,021)

Net Assets — 100.0%		$228,265,215

(a)	Zero-coupon bond.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2028 Term Muni Bond ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds:
MuniCash	$160,840	$5,596,329	(a)	$—	$387	$12	$5,757,568	5,757,568	$29,544	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Debt Obligations	$—	$223,484,668	$—	$223,484,668
Short-Term Securities
Money Market Funds	5,757,568	—	—	5,757,568

	$5,757,568	$223,484,668	$—	$229,242,236

See notes to financial statements.

96	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2029 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 0.5%
Alabama Public School and College Authority RB, Series A,
5.00%, 11/01/29	$ 30	$ 32,088

Alaska — 0.5%
State of Alaska GO, 5.00%, 08/01/29	30	31,987

Arizona — 2.5%
Arizona Board of Regents, 5.00%, 07/01/29	65	69,257
Arizona State University RB, 5.00%, 07/01/29	25	26,637
City of Mesa AZ Utility System Revenue RB, 5.00%, 07/01/29	25	26,637
Salt River Project Agricultural Improvement & Power District
RB, 5.00%, 01/01/29	50	53,286

		175,817

California — 13.2%
California State Public Works Board, 5.00%, 11/01/31
(Call 11/01/29)	100	106,836
California State Public Works Board RB, 5.00%, 11/01/29	25	26,726
California State University RB, 5.00%, 11/01/29	15	16,245
Chabot-Las Positas Community College District, 3.00%,
08/01/33 (Call 08/01/29)	65	56,392
Coast Community College District, 4.00%, 08/01/29
(Call 02/01/29)	45	45,941
Contra Costa Community College District GO, 4.00%, 08/01/29	35	35,813
Los Angeles County Sanitation Districts Financing Authority RB, 5.00%, 10/01/29	30	32,246
Los Angeles Department of Water & Power, 5.00%, 07/01/33
(Call 01/01/29)	40	42,680
Los Angeles Department of Water & Power Water System
Revenue, 5.00%, 07/01/29	80	86,341
Los Rios Community College District, 3.00%, 08/01/32
(Call 08/01/29)	15	13,104
Metropolitan Water District of Southern California, 5.00%,
10/01/29	25	27,177
Metropolitan Water District of Southern California RB,
Series A, 5.00%, 07/01/31 (Call 01/01/29)	25	26,766
Orange County Water District, 5.00%, 08/15/30
(Call 08/15/29)	35	37,900
San Jose Evergreen Community College District, 4.00%,
09/01/29 (Call 09/01/28)	5	5,085
State of California, 5.00%, 08/01/29 (Call 08/01/27)	75	78,115
State of California Department of Water Resources
5.00%, 12/01/29	40	43,521
5.00%, 12/01/29 (Call 06/01/29)	5	5,405
State of California GO
5.00%, 10/01/29	50	53,606
5.00%, 11/01/29	105	112,601
5.00%, 04/01/31 (Call 04/01/29)	75	79,615
University of California, 4.00%, 05/15/29 (Call 05/15/28)	5	5,063

		937,178

Colorado — 1.3%
City & County of Denver, 5.00%, 08/01/29	55	58,937
City & County of Denver Co. GO, Series B, 5.00%, 08/01/29	30	32,147

		91,084

Connecticut — 1.7%
State of Connecticut GO, Series A, 5.00%, 01/15/29	115	122,042

Security	Par (000)	Value

Delaware — 1.1%
Delaware Transportation Authority, 5.00%, 07/01/32
(Call 07/01/29)	$ 30	$ 32,034
State of Delaware, 5.00%, 02/01/30 (Call 02/01/29)	45	48,104

		80,138

District of Columbia — 2.0%
District of Columbia, 5.00%, 03/01/29	55	58,598
District of Columbia GO, 5.00%, 01/01/29	15	15,964
Washington Metropolitan Area Transit Authority Dedicated
Revenue, 5.00%, 07/15/29	25	26,501
Washington Metropolitan Area Transit Authority RB,
Series A-1, 5.00%, 07/01/29 (Call 07/01/27)	40	41,152

		142,215

Florida — 2.8%
State of Florida
3.00%, 06/01/33 (Call 06/01/29)	45	39,168
5.00%, 07/01/29	40	42,767
State of Florida Department of Transportation RB, 5.00%, 07/01/29 (Call 07/01/28)	75	79,259
State of Florida GO, 5.00%, 07/01/29	35	37,421

		198,615

Georgia — 2.6%
Georgia State Road & Tollway Authority RB, 5.00%,
06/01/29	100	106,579
State of Georgia, 4.00%, 07/01/29	45	45,898
State of Georgia GO, Series A, 5.00%, 08/01/29	30	32,260

		184,737

Hawaii — 2.4%
City & County of Honolulu, 5.00%, 11/01/29	75	80,137
State of Hawaii GO, Series FW, 5.00%, 01/01/33
(Call 01/01/29)	85	89,588

		169,725

Illinois — 2.8%
Chicago O’Hare International Airport, 5.25%, 01/01/29
(Call 01/01/27)	25	25,864
Illinois State Toll Highway Authority RB, 5.00%, 01/01/29	45	47,566
State of Illinois, 5.00%, 03/01/29	120	123,681

		197,111

Indiana — 2.4%
Indiana Finance Authority, 5.00%, 02/01/31 (Call 02/01/29)	50	52,962
Indiana Finance Authority RB, 5.00%, 10/01/29	70	74,397
Purdue University RB, 5.00%, 07/01/29	40	42,662

		170,021

Louisiana — 1.1%
State of Louisiana, 5.00%, 04/01/29	75	78,915

Maryland — 4.2%
Maryland State Transportation Authority, 5.00%, 07/01/29	30	31,965
State of Maryland Department of Transportation, 4.00%,
10/01/30 (Call 10/01/29)	75	75,906
State of Maryland GO, First Series, 5.00%, 03/15/32
(Call 03/15/29)	115	122,050
Washington Suburban Sanitary Commission RB, 5.00%,
06/01/29 (GTD)	65	69,615

		299,536

Massachusetts — 2.6%
Commonwealth of Massachusetts, 5.00%, 07/01/29	155	166,461
University of Massachusetts Building Authority, 5.00%,
05/01/32 (Call 05/01/29)	20	21,141

		187,602

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2029 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan — 1.9%
Michigan State Building Authority, 5.00%, 10/15/29	$75	$ 79,859
University of Michigan, 5.00%, 04/01/30 (Call 04/01/29)	50	53,118

		132,977

Minnesota — 1.0%
County of Hennepin MN GO, 5.00%, 12/01/29	20	21,375
State of Minnesota, 5.00%, 10/01/29 (Call 10/01/27)	50	52,452

		73,827

Nebraska — 0.4%
Omaha Public Power District, 5.00%, 02/01/32
(Call 02/01/29)	30	31,633

Nevada — 1.5%
County of Clark
5.00%, 07/01/29	25	26,571
5.00%, 06/01/31 (Call 06/01/29)	35	37,056
State of Nevada, 3.00%, 05/01/31 (Call 05/01/29)	50	45,191

		108,818

New Hampshire — 1.1%
New Hampshire Municipal Bond Bank RB
5.00%, 02/15/29 (ST INTERCEPT)	30	31,949
5.00%, 08/15/29	45	48,141

		80,090

New Jersey — 1.4%
New Jersey Economic Development Authority, 5.00%,
06/15/29 (Call 12/15/28)	25	25,844
New Jersey Educational Facilities Authority RB, Series B,
5.00%, 07/01/29 (Call 07/01/27)	15	15,727
New Jersey Transportation Trust Fund Authority, 5.00%, 06/15/29	5	5,234
State of New Jersey GO, Series A, 5.00%, 06/01/29	50	52,850

		99,655

New Mexico — 0.4%
State of New Mexico GO, 5.00%, 03/01/29	30	31,948

New York — 12.0%
City of New York
5.00%, 08/01/29	25	26,536
5.00%, 08/01/29 (Call 02/01/29)	40	42,186
5.00%, 10/01/29	25	26,571
City of New York NY GO, 5.00%, 10/01/29	55	58,455
County of Onondaga NY GOL, 3.00%, 08/15/33
(Call 08/15/29)	65	58,267
County of Suffolk NY GOL, 5.00%, 06/15/29 (BAM)	25	26,693
County of Westchester, 4.00%, 07/01/29 (Call 07/01/27)	15	15,187
New York City Municipal Water Finance Authority, 5.00%,
06/15/29	60	64,377
New York City Transitional Finance Authority Building
Aid Revenue
5.00%, 07/15/29 (SAW)	40	42,633
5.00%, 07/15/33 (Call 07/15/29) (SAW)	25	26,567
New York City Transitional Finance Authority Building Aid
Revenue RB, Series S-1, 5.00%, 07/15/29 (Call 07/15/27) (SAW)	50	51,602
New York City Transitional Finance Authority Future Tax
Secured Revenue RB
5.00%, 11/01/29	50	53,204
Series B-1, 5.00%, 08/01/29 (Call 08/01/27)	75	77,164
New York State Dormitory Authority, 5.00%, 07/01/29	5	5,341

Security	Par (000)	Value

New York (continued)
New York State Dormitory Authority RB
5.00%, 03/15/29	$40	$ 42,432
Series A, 5.00%, 03/15/29	40	42,432
New York State Environmental Facilities Corp.
5.00%, 06/15/29 (Call 06/15/28)	5	5,261
5.00%, 06/15/31 (Call 06/15/29)	50	53,439
New York State Thruway Authority RB, 5.00%, 01/01/29	75	78,989
New York State Urban Development Corp RB, 5.00%, 03/15/29	15	15,882
Port Authority of New York & New Jersey RB, 5.00%, 09/01/29	35	37,250

		850,468

North Carolina — 3.2%
City of Charlotte Water & Sewer System Revenue, 5.00%, 07/01/29	25	26,809
County of Mecklenburg, 5.00%, 03/01/29	90	96,338
County of Wake, 5.00%, 03/01/29	25	26,748
State of North Carolina, 5.00%, 05/01/31 (Call 05/01/29)	70	74,332

		224,227

Ohio — 3.1%
City of Columbus, 5.00%, 04/01/29	50	53,414
Ohio State University (The), 5.00%, 12/01/29	30	32,129
Ohio Water Development Authority, 5.00%, 12/01/29	35	37,632
Ohio Water Development Authority Water Pollution Control
Loan Fund RB, 5.00%, 06/01/29	50	53,498
State of Ohio, 5.00%, 06/15/32 (Call 06/15/29)	40	42,591

		219,264

Oregon — 2.6%
City of Portland Sewer System Revenue, 5.00%, 03/01/33
(Call 09/01/29)	65	69,274
State of Oregon, 5.00%, 05/01/30 (Call 11/01/29)	50	53,557
State of Oregon Department of Transportation, 5.00%, 11/15/29	35	37,606
State of Oregon GO, 5.00%, 05/01/29	25	26,781

		187,218

Pennsylvania — 3.9%
City of Philadelphia, 5.00%, 05/01/29	50	52,365
Commonwealth of Pennsylvania, 5.00%, 01/15/29
(Call 01/15/27)	50	51,820
Pennsylvania Higher Educational Facilities Authority, 5.00%,
08/15/29 (Call 02/15/27)	30	31,079
Pennsylvania Turnpike Commission RB, 5.00%, 12/01/29	85	90,842
West Chester Area School District GOL, 3.00%, 05/15/32
(Call 05/15/29) (SAW)	55	49,431

		275,537

Rhode Island — 0.5%
State of Rhode Island GO, 5.00%, 05/01/29	35	37,313

Tennessee — 1.6%
County of Shelby, 5.00%, 04/01/30 (Call 04/01/29)	80	84,988
State of Tennessee GO, 5.00%, 05/01/29	30	32,044

		117,032

Texas — 9.4%
Austin Independent School District, 5.00%, 08/01/29 (PSF)	50	52,993
Board of Regents of the University of Texas System, 5.00%,
08/15/31 (Call 08/15/29)	55	58,267
City of Austin TX GOL, 5.00%, 09/01/29	40	42,507
City of Dallas TX Waterworks & Sewer System Revenue RB,
5.00%, 10/01/29	65	69,048

98	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2029 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Comal Independent School District GO, 5.00%, 02/01/29
(PSF)	$ 25	$26,456
County of Harris TX Toll Road Revenue RB, 5.00%, 08/15/29	30	31,853
Cypress-Fairbanks Independent School District GO, 5.00%,
02/15/32 (Call 02/15/29) (PSF)	120	126,899
Dallas Area Rapid Transit, 5.00%, 12/01/29	35	37,249
Dallas Fort Worth International Airport RB, 5.00%, 11/01/29	60	63,712
North East Independent School District/TX GO, 5.25%,
02/01/29 (PSF)	20	21,391
North Texas Tollway Authority, 0.00%, 01/01/29 (AGC)(a)	50	40,050
Northside Independent School District GO, 5.00%, 08/15/29
(Call 08/15/27) (PSF)	45	46,789
Texas Water Development Board, 5.00%, 10/15/29	50	53,294

		670,508

Utah — 1.4%
State of Utah
5.00%, 07/01/32 (Call 01/01/29)	55	58,306
5.00%, 07/01/33 (Call 01/01/29)	40	42,389

		100,695

Vermont — 0.5%
State of Vermont, 5.00%, 08/15/29	35	37,556

Virginia — 3.0%
Virginia College Building Authority RB
5.00%, 09/01/29	55	58,447
Series E, 5.00%, 02/01/29 (Call 02/01/28)	50	52,354
Virginia Public Building Authority
5.00%, 08/01/29	55	58,672
5.00%, 08/01/32 (Call 08/01/29)	40	42,637

		212,110

Washington — 3.3%
City of Seattle WA GOL, 5.00%, 11/01/29	50	53,564
County of Snohomish WA GOL, 5.00%, 12/01/29	30	32,163
State of Washington GO
5.00%, 08/01/29	40	42,756
Series R-2018-C, 5.00%, 08/01/29 (Call 08/01/27)	100	104,255

		232,738

Security	Par (000)	Value

West Virginia — 0.8%
State of West Virginia, 5.00%, 06/01/29	$50	$53,368

Wisconsin — 1.3%
State of Wisconsin
4.00%, 05/01/29 (Call 05/01/28)	40	40,258
5.00%, 05/01/32 (Call 05/01/29)	20	21,253
State of Wisconsin Environmental Improvement Fund
Revenue RB, 5.00%, 06/01/29	30	32,052

		93,563

Total Long-Term Investments — 98.0%
(Cost: $7,236,617)		6,969,356

	Shares

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Liquidity Funds: MuniCash, 3.82%(b)(c)	48,295	48,295

Total Short-Term Securities — 0.7%
(Cost: $48,295)		48,295

Total Investments — 98.7%
(Cost: $7,284,912)		7,017,651

Other Assets Less Liabilities — 1.3%		91,414

Net Assets — 100.0%		$7,109,065

(a)	Zero-coupon bond.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/09/23	(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain(Loss)	Change in Unrealized Appreciation (Depreciation	)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds: MuniCash	$—		$ 48,296	(b)	$—	$(1)	$—		$48,295	48,295	$818	$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2029 Term Muni Bond ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Debt Obligations	$—	$6,969,356	$—	$6,969,356
Short-Term Securities
Money Market Funds	48,295	—	—	48,295

	$48,295	$6,969,356	$—	$7,017,651

See notes to financial statements.

100	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities October 31, 2023

	iShares iBonds Dec 2023 Term Muni Bond ETF	iShares iBonds Dec 2024 Term Muni Bond ETF	iShares iBonds Dec 2025 Term Muni Bond ETF	iShares iBonds Dec 2026 Term Muni Bond ETF

ASSETS
Investments, at value — unaffiliated(a)	$419,097,089	$496,177,860	$514,309,730	$317,849,399
Investments, at value — affiliated(b)	109,073	493,644	3,614,207	550,785
Cash	314	—	—	—
Receivables:
Investments sold	—	5,059	—	—
Capital shares sold	—	—	—	3,717,110
Dividends — affiliated	12,814	1,981	4,378	3,280
Interest — unaffiliated	3,777,440	7,019,328	7,250,808	4,426,050

Total assets	422,996,730	503,697,872	525,179,123	326,546,624

LIABILITIES
Payables:
Investments purchased	—	—	3,043,694	3,265,332
Investment advisory fees	65,844	76,892	77,495	48,239

Total liabilities	65,844	76,892	3,121,189	3,313,571

Commitments and contingent liabilities

NET ASSETS	$422,930,886	$503,620,980	$522,057,934	$323,233,053

NET ASSETS CONSIST OF
Paid-in capital	$422,048,314	$509,330,530	$535,916,672	$337,564,923
Accumulated earnings (loss)	882,572	(5,709,550)	(13,858,738)	(14,331,870)

NET ASSETS	$422,930,886	$503,620,980	$522,057,934	$323,233,053

NET ASSETVALUE
Shares outstanding	16,550,000	19,550,000	20,000,000	13,050,000

Net asset value	$25.55	$25.76	$26.10	$24.77

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$419,202,425	$502,571,236	$528,900,963	$331,750,166
(b) Investments, at cost — affiliated	$109,073	$493,630	$3,614,198	$550,771

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	101

Statement of Assets and Liabilities  (continued)

October 31, 2023

	iShares iBonds Dec 2027 Term Muni Bond ETF	iShares iBonds Dec 2028 Term Muni Bond ETF	iShares iBonds Dec 2029 Term Muni Bond ETF

ASSETS
Investments, at value — unaffiliated(a)	$293,372,811	$223,484,668	$6,969,356
Investments, at value — affiliated(b)	4,717,248	5,757,568	48,295
Receivables:
Capital shares sold	4,881,861	6,076,500	—
Dividends — affiliated	3,885	3,558	317
Interest — unaffiliated	4,123,573	3,037,750	92,028

Total assets	307,099,378	238,360,044	7,109,996

LIABILITIES
Payables:
Investments purchased	8,264,684	10,062,525	—
Investment advisory fees	43,634	32,304	931

Total liabilities	8,308,318	10,094,829	931

Commitments and contingent liabilities

NET ASSETS	$298,791,060	$228,265,215	$7,109,065

NET ASSETS CONSIST OF
Paid-in capital	$311,139,199	$239,618,237	$7,362,389
Accumulated loss	(12,348,139)	(11,353,022)	(253,324)

NET ASSETS	$298,791,060	$228,265,215	$7,109,065

NET ASSETVALUE
Shares outstanding	12,250,000	9,400,000	300,000

Net asset value	$24.39	$24.28	$23.70

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Investments, at cost — unaffiliated	$306,018,194	$235,201,921	$7,236,617
(b) Investments, at cost — affiliated	$4,717,235	$5,757,556	$48,295

See notes to financial statements.

102	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended October 31, 2023

	iShares iBonds Dec 2023 Term Muni Bond ETF	iShares iBonds Dec 2024 Term Muni Bond ETF	iShares iBonds Dec 2025 Term Muni Bond ETF	iShares iBonds Dec 2026 Term Muni Bond ETF

INVESTMENT INCOME
Dividends — affiliated	$91,930	$36,911	$50,573	$33,859
Interest — unaffiliated	9,821,457	10,464,820	8,114,463	5,181,161

Total investment income	9,913,387	10,501,731	8,165,036	5,215,020

EXPENSES
Investment advisory	898,776	1,014,298	793,589	527,721

Total expenses	898,776	1,014,298	793,589	527,721

Net investment income	9,014,611	9,487,433	7,371,447	4,687,299

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(5,238)	(29,369)	(49,805)	(688,926)
Investments — affiliated	6,287	(597)	(809)	(624)
In-kind redemptions — unaffiliated(a)	—	(1,598,704)	—	—

	1,049	(1,628,670)	(50,614)	(689,550)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	5,559,881	6,662,871	455,727	145,970
Investments — affiliated	—	14	9	14

	5,559,881	6,662,885	455,736	145,984

Net realized and unrealized gain (loss)	5,560,930	5,034,215	405,122	(543,566)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,575,541	$14,521,648	$7,776,569	$4,143,733

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	103

Statements of Operations (continued)

Year Ended October 31, 2023

	iShares iBonds Dec 2027 Term Muni Bond ETF	iShares iBonds Dec 2028 Term Muni Bond ETF	iShares iBonds Dec 2029 Term Muni Bond ETF(a)

INVESTMENT INCOME
Dividends — affiliated	$28,124	$29,544	$818
Interest — unaffiliated	5,680,151	3,422,544	53,077

Total investment income	5,708,275	3,452,088	53,895

EXPENSES
Investment advisory	458,134	291,541	3,659

Total expenses	458,134	291,541	3,659

Net investment income	5,250,141	3,160,547	50,236

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(218,914)	(13,326)	—
Investments — affiliated	(85)	387	(1)

	(218,999)	(12,939)	(1)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(2,650,793)	(3,519,355)	(267,261)
Investments — affiliated	13	12	—

	(2,650,780)	(3,519,343)	(267,261)

Net realized and unrealized loss	(2,869,779)	(3,532,282)	(267,262)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,380,362	$(371,735)	$(217,026)

(a)	For the period from May 9, 2023 (commencement of operations) to October 31, 2023.

See notes to financial statements.

104	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares iBonds Dec 2023 Term Muni Bond ETF		iShares iBonds Dec 2024 Term Muni Bond ETF
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,014,611	$4,558,318	$9,487,433	$3,634,226
Net realized gain (loss)	1,049	(39,340)	(1,628,670)	(16,088)
Net change in unrealized appreciation (depreciation)	5,559,881	(10,987,665)	6,662,885	(16,971,263)

Net increase (decrease) in net assets resulting from operations	14,575,541	(6,468,687)	14,521,648	(13,353,125)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(8,457,538)	(4,402,542)	(9,314,347)	(3,252,271)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(72,899,421)	164,108,809	(7,663,705)	279,449,453

NET ASSETS
Total increase (decrease) in net assets	(66,781,418)	153,237,580	(2,456,404)	262,844,057
Beginning of year	489,712,304	336,474,724	506,077,384	243,233,327

End of year	$422,930,886	$489,712,304	$503,620,980	$506,077,384

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	105

Statements of Changes in Net Assets (continued)

	iShares		iShares
	iBonds Dec 2025 Term Muni Bond ETF		iBonds Dec 2026 Term Muni Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,371,447	$2,179,573	$4,687,299	$1,371,417
Net realized loss	(50,614)	(300)	(689,550)	(201,820)
Net change in unrealized appreciation (depreciation)	455,736	(17,069,417)	145,984	(14,541,901)

Net increase (decrease) in net assets resulting from operations	7,776,569	(14,890,144)	4,143,733	(13,372,304)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(6,901,027)	(1,962,656)	(4,438,111)	(1,245,087)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	209,170,763	146,374,083	112,193,997	102,749,159

NET ASSETS
Total increase in net assets	210,046,305	129,521,283	111,899,619	88,131,768
Beginning of year	312,011,629	182,490,346	211,333,434	123,201,666

End of year	$522,057,934	$312,011,629	$323,233,053	$211,333,434

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

106	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

			iShares
	iShares iBonds Dec 2027 Term Muni Bond ETF		iBonds Dec 2028 Term Muni Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,250,141	$1,277,300	$3,160,547	$939,318
Net realized loss	(218,999)	(8,137)	(12,939)	(10,543)
Net change in unrealized appreciation (depreciation)	(2,650,780)	(10,458,420)	(3,519,343)	(9,129,523)

Net increase (decrease) in net assets resulting from operations	2,380,362	(9,189,257)	(371,735)	(8,200,748)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,955,733)	(1,087,220)	(2,880,001)	(895,195)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	128,793,172	121,047,488	133,759,142	35,120,500

NET ASSETS
Total increase in net assets	126,217,801	110,771,011	130,507,406	26,024,557
Beginning of year	172,573,259	61,802,248	97,757,809	71,733,252

End of year	$298,791,060	$172,573,259	$228,265,215	$97,757,809

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	107

Statements of Changes in Net Assets (continued)

iShares iBonds Dec 2029 Term Muni Bond ETF

Period From 05/09/23 to 10/31/23 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$50,236
Net realized loss	(1)
Net change in unrealized appreciation (depreciation)	(267,261)

Net decrease in net assets resulting from operations	(217,026)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(36,298)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	7,362,389

NET ASSETS
Total increase in net assets	7,109,065
Beginning of period	—

End of period	$7,109,065

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

108	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares iBonds Dec 2023 Term Muni Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21		Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$25.24	$25.98	$26.17		$25.79	$24.68

Net investment income(a)	0.46	0.29	0.30		0.39	0.45
Net realized and unrealized gain (loss)(b)	0.29	(0.75)	(0.19)		0.38	1.10

Net increase (decrease) from investment operations	0.75	(0.46)	0.11		0.77	1.55

Distributions from net investment income(c)	(0.44)	(0.28)	(0.30)		(0.39)	(0.44)

Net asset value, end of year	$25.55	$25.24	$25.98		$26.17	$25.79

Total Return(d)
Based on net asset value	2.98%	(1.76)%	0.43%		3.02%	6.31%

Ratios to Average Net Assets(e)
Total expenses	0.18%	0.18%	0.18%		0.18%	0.18%

Net investment income	1.81%	1.13%	1.15%		1.49%	1.75%

Supplemental Data
Net assets, end of year (000)	$422,931	$489,712	$336,475		$276,079	$215,376

Portfolio turnover rate(f)	94%	1%	0	%(g)	1%	0	%(g)

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)	Rounds to less than 0.5%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	109

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2024 Term Muni Bond ETF

	Year Ended 10/31/23		Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20		Year Ended 10/31/19

Net asset value, beginning of year	$25.50		$26.88	$27.00	$26.38		$24.90

Net investment income(a)	0.43		0.28	0.24	0.36		0.48
Net realized and unrealized gain (loss)(b)	0.25		(1.41)	(0.12)	0.62		1.48

Net increase (decrease) from investment operations	0.68		(1.13)	0.12	0.98		1.96

Distributions(c)
Distributions from net investment income	(0.42)		(0.25)	(0.24)	(0.36)		(0.48)
From net realized gain	—		—	—	(0.00	)(d)	—

Total distributions	(0.42)		(0.25)	(0.24)	(0.36)		(0.48)

Net asset value, end of year	$25.76		$25.50	$26.88	$27.00		$26.38

Total Return(e)
Based on net asset value	2.72%		(4.20)%	0.42%	3.75%		7.91%

Ratios to Average Net Assets(f)
Total expenses	0.18%		0.18%	0.18%	0.18%		0.18%

Net investment income	1.68%		1.08%	0.90%	1.35%		1.85%

Supplemental Data
Net assets, end of year (000)	$503,621		$506,077	$243,233	$179,566		$104,214

Portfolio turnover rate(g)	0	%(h)	0%	0%	0	%(h)	0	%(h)

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Rounds to less than $0.01.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.
(h)	Rounds to less than 0.5%.

See notes to financial statements.

110	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2025 Term Muni Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21		Year Ended 10/31/20		Period From 11/13/18 to 10/31/19	(a)

Net asset value, beginning of period	$25.89	$27.86	$28.00		$27.13		$25.00

Net investment income(b)	0.44	0.25	0.20		0.34		0.46
Net realized and unrealized gain (loss)(c)	0.18	(2.00)	(0.13)		0.88		2.08

Net increase (decrease) from investment operations	0.62	(1.75)	0.07		1.22		2.54

Distributions from net investment income(d)	(0.41)	(0.22)	(0.21)		(0.35)		(0.41)

Net asset value, end of period	$26.10	$25.89	$27.86		$28.00		$27.13

Total Return(e)
Based on net asset value	2.41%	(6.31)%	0.23%		4.53%		10.22	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.18%	0.18%	0.18%		0.18%		0.18	%(h)

Net investment income	1.67%	0.93%	0.73%		1.21%		1.76	%(h)

Supplemental Data
Net assets, end of period (000)	$522,058	$312,012	$182,490		$119,021		$43,407

Portfolio turnover rate(i)	1%	0%	0	%(j)	0	%(j)	0	%(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)	Rounds to less than 0.5%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	111

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2026 Term Muni Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Period From 04/02/19 to 10/31/19	(a)

Net asset value, beginning of period	$24.57	$26.78	$26.81	$25.89	$25.00

Net investment income(b)	0.40	0.21	0.18	0.30	0.21
Net realized and unrealized gain (loss)(c)	0.18	(2.23)	(0.03)	0.92	0.87

Net increase (decrease) from investment operations	0.58	(2.02)	0.15	1.22	1.08

Distributions from net investment income(d)	(0.38)	(0.19)	(0.18)	(0.30)	(0.19)

Net asset value, end of period	$24.77	$24.57	$26.78	$26.81	$25.89

Total Return(e)
Based on net asset value	2.34%	(7.55)%	0.54%	4.80%	4.28	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.18%	0.18%	0.18%	0.18%	0.18	%(h)

Net investment income	1.60%	0.83%	0.66%	1.13%	1.42	%(h)

Supplemental Data
Net assets, end of period (000)	$323,233	$211,333	$123,202	$62,997	$20,711

Portfolio turnover rate(i)	5%	2%	2%	0%	0%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

112	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2027 Term Muni Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21		Year Ended 10/31/20	Period From 04/09/19(a) to 10/31/19

Net asset value, beginning of period	$24.31	$26.87	$26.92		$25.97	$25.00

Net investment income(b)	0.52	0.32	0.24		0.33	0.22
Net realized and unrealized gain (loss)(c)	0.05	(2.62)	(0.05)		0.95	0.95

Net increase (decrease) from investment operations	0.57	(2.30)	0.19		1.28	1.17

Distributions from net investment income(d)	(0.49)	(0.26)	(0.24)		(0.33)	(0.20)

Net asset value, end of period	$24.39	$24.31	$26.87		$26.92	$25.97

Total Return(e)
Based on net asset value	2.34%	(8.60)%	0.72%		5.00%	4.63	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.18%	0.18%	0.18%		0.18%	0.18	%(h)

Net investment income	2.06%	1.26%	0.89%		1.24%	1.53	%(h)

Supplemental Data
Net assets, end of period (000)	$298,791	$172,573	$61,802		$37,687	$16,877

Portfolio turnover rate(i)	3%	0%	0	%(j)	0%	0%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)	Rounds to less than 0.5%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	113

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2028 Term Muni Bond ETF

	Year Ended 10/31/23		Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Period From 04/16/19 to 10/31/19	(a)

Net asset value, beginning of period	$24.14		$27.07	$27.12	$26.10	$25.00

Net investment income(b)	0.49		0.30	0.30	0.36	0.21
Net realized and unrealized gain (loss)(c)	0.10		(2.94)	(0.05)	1.00	1.08

Net increase (decrease) from investment operations	0.59		(2.64)	0.25	1.36	1.29

Distributions from net investment income(d)	(0.45)		(0.29)	(0.30)	(0.34)	(0.19)

Net asset value, end of period	$24.28		$24.14	$27.07	$27.12	$26.10

Total Return(e)

Based on net asset value	2.43%		(9.82)%	0.90%	5.26%	5.15	%(f)

Ratios to Average Net Assets(g)

Total expenses	0.18%		0.18%	0.18%	0.18%	0.18	%(h)

Net investment income	1.95%		1.18%	1.08%	1.33%	1.49	%(h)

Supplemental Data

Net assets, end of period (000)	$228,265		$97,758	$71,733	$51,525	$24,796

Portfolio turnover rate(i)	0	%(j)	0%	0%	0%	0%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)	Rounds to less than 0.5%.

See notes to financial statements.

114	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2029 Term Muni Bond ETF

	Period From 05/09/23 to 10/31/23	(a)

Net asset value, beginning of period	$25.00

Net investment income(b)	0.29
Net realized and unrealized loss(c)	(1.39)

Net decrease from investment operations	(1.10)

Distributions from net investment income(d)	(0.20)

Net asset value, end of period	$23.70

Total Return(e)

Based on net asset value	(4.45	)%(f)

Ratios to Average Net Assets(g)

Total expenses	0.18	%(h)

Net investment income	2.47	%(h)

Supplemental Data

Net assets, end of period (000)	$7,109

Portfolio turnover rate(i)	0%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	115

Notes to Financial Statements

1.    ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

iBonds Dec 2023 Term Muni Bond	Diversified
iBonds Dec 2024 Term Muni Bond	Diversified
iBonds Dec 2025 Term Muni Bond	Diversified
iBonds Dec 2026 Term Muni Bond	Diversified
iBonds Dec 2027 Term Muni Bond	Diversified
iBonds Dec 2028 Term Muni Bond	Diversified
iBonds Dec 2029 Term Muni Bond(a)	Non-Diversified

(a)	The Funds commenced operations on May 09, 2023.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.    INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain

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Notes to Financial Statements  (continued)

fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.    SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

5.    INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.18%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

N O T E S T O F I N A N C I A L S T A T E M E N T S	117

Notes to Financial Statements  (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

iBonds Dec 2023 Term Muni Bond	$12,306,207	$9,124,725	$—

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6. PURCHASES	AND SALES

For the year ended October 31, 2023, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

iBonds Dec 2023 Term Muni Bond	$383,482,762	$452,617,326
iBonds Dec 2024 Term Muni Bond	108,009,190	2,094,607
iBonds Dec 2025 Term Muni Bond	221,279,370	2,636,930
iBonds Dec 2026 Term Muni Bond	132,385,587	13,902,526
iBonds Dec 2027 Term Muni Bond	139,571,381	7,079,263
iBonds Dec 2028 Term Muni Bond	134,580,584	290,471
iBonds Dec 2029 Term Muni Bond	7,270,367	—

For the year ended October 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

iBonds Dec 2024 Term Muni Bond	$—	$105,946,217

7. INCOME	TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

iBonds Dec 2024 Term Muni Bond	$(1,598,705)	$1,598,705

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/23	Year Ended 10/31/22

iBonds Dec 2023 Term Muni Bond
Tax-exempt income	$8,454,408	$4,402,542
Ordinary income	3,130	—

	$8,457,538	$4,402,542

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Notes to Financial Statements  (continued)

iShares ETF	Year Ended 10/31/23	Year Ended 10/31/22

iBonds Dec 2024 Term Muni Bond
Tax-exempt income	$9,314,047	$3,251,981
Ordinary income	300	290

	$9,314,347	$3,252,271

iBonds Dec 2025 Term Muni Bond
Tax-exempt income	$6,896,750	$1,962,320
Ordinary income	4,277	336

	$6,901,027	$1,962,656

iBonds Dec 2026 Term Muni Bond
Tax-exempt income	$4,437,727	$1,232,856
Ordinary income	384	12,231

	$4,438,111	$1,245,087

iBonds Dec 2027 Term Muni Bond
Tax-exempt income	$4,955,719	$1,087,220
Ordinary income	14	—

	$4,955,733	$1,087,220

iBonds Dec 2028 Term Muni Bond
Tax-exempt income	$2,879,352	$895,191
Ordinary income	649	4

	$2,880,001	$895,195

iShares ETF	Period Ended 10/31/23

iBonds Dec 2029 Term Muni Bond
Tax-exempt income	$36,284
Ordinary income	14

$36,298

As of October 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

iBonds Dec 2023 Term Muni Bond	$1,030,129	$(42,064)	$(105,493)	$882,572
iBonds Dec 2024 Term Muni Bond	730,076	(45,903)	(6,393,723)	(5,709,550)
iBonds Dec 2025 Term Muni Bond	783,967	(49,704)	(14,593,001)	(13,858,738)
iBonds Dec 2026 Term Muni Bond	460,232	(890,847)	(13,901,255)	(14,331,870)
iBonds Dec 2027 Term Muni Bond	525,262	(220,760)	(12,652,641)	(12,348,139)
iBonds Dec 2028 Term Muni Bond	387,919	(23,215)	(11,717,726)	(11,353,022)
iBonds Dec 2029 Term Muni Bond	13,939	—	(267,263)	(253,324)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and amortization methods for premiums and discounts on fixed income securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	119

Notes to Financial Statements  (continued)

As of October 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

iBonds Dec 2023 Term Muni Bond	$419,311,655	$48	$(105,541)	$(105,493)
iBonds Dec 2024 Term Muni Bond	503,065,227	611	(6,394,334)	(6,393,723)
iBonds Dec 2025 Term Muni Bond	532,516,938	2,984	(14,595,985)	(14,593,001)
iBonds Dec 2026 Term Muni Bond	332,301,439	2,792	(13,904,047)	(13,901,255)
iBonds Dec 2027 Term Muni Bond	310,742,700	12,252	(12,664,893)	(12,652,641)
iBonds Dec 2028 Term Muni Bond	240,959,962	11,594	(11,729,320)	(11,717,726)
iBonds Dec 2029 Term Muni Bond	7,284,914	4,052	(271,315)	(267,263)

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries

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Notes to Financial Statements  (continued)

deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Funds invest.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/23		Year Ended 10/31/22

iShares ETF	Shares	Amount	Shares	Amount

iBonds Dec 2023 Term Muni Bond
Shares sold	3,150,000	$79,827,530	6,800,000	$172,974,951
Shares redeemed	(6,000,000)	(152,726,951)	(350,000)	(8,866,142)

	(2,850,000)	$(72,899,421)	6,450,000	$164,108,809

iBonds Dec 2024 Term Muni Bond
Shares sold	4,250,000	$109,452,095	10,850,000	$280,775,548
Shares redeemed	(4,550,000)	(117,115,800)	(50,000)	(1,326,095)

	(300,000)	$(7,663,705)	10,800,000	$279,449,453

iBonds Dec 2025 Term Muni Bond
Shares sold	7,950,000	$209,170,763	5,600,000	$149,014,398
Shares redeemed	—	—	(100,000)	(2,640,315)

	7,950,000	$209,170,763	5,500,000	$146,374,083

iBonds Dec 2026 Term Muni Bond
Shares sold	4,600,000	$115,920,279	4,000,000	$102,749,159
Shares redeemed	(150,000)	(3,726,282)	—	—

	4,450,000	$112,193,997	4,000,000	$102,749,159

iBonds Dec 2027 Term Muni Bond
Shares sold	5,150,000	$128,793,172	4,800,000	$121,047,488

iBonds Dec 2028 Term Muni Bond
Shares sold	5,350,000	$133,759,142	1,550,000	$38,871,360
Shares redeemed	—	—	(150,000)	(3,750,860)

	5,350,000	$133,759,142	1,400,000	$35,120,500

	Period Ended 10/31/23(a)

iShares ETF	Shares	Amount

iBonds Dec 2029 Term Muni Bond
Shares sold	300,000	$7,362,389

(a)	The Funds commenced operations on May 09, 2023.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also

N O T E S T O F I N A N C I A L S T A T E M E N T S	121

Notes to Financial Statements  (continued)

pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

10.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:

Planned Fund Liquidation: In accordance with its prospectus and its investment objective, the iShares iBonds Dec 2023 Term Muni Bond ETF ceased trading after the close of business on December 1, 2023, when all of the bonds included in the Fund’s underlying index matured. Proceeds of the liquidation were sent to shareholders on December 8, 2023.

122	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of each of the seven funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (seven of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares iBonds Dec 2023 Term Muni Bond ETF(1)

iShares iBonds Dec 2024 Term Muni Bond ETF(1)

iShares iBonds Dec 2025 Term Muni Bond ETF(1)

iShares iBonds Dec 2026 Term Muni Bond ETF(1)

iShares iBonds Dec 2027 Term Muni Bond ETF(1)

iShares iBonds Dec 2028 Term Muni Bond ETF(1)

iShares iBonds Dec 2029 Term Muni Bond ETF(2)

(1)	Statement of operations for the year ended October 31, 2023 and statement of changes in net assets for each of the two years in the period ended October 31, 2023.
(2)	Statement of operations and statement of changes in net assets for the period May 9, 2023 (commencement of operations) to October 31, 2023.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	123

Important Tax Information (unaudited)

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2023:

iShares ETF	Interest Dividends

iBonds Dec 2023 Term Muni Bond	$3,130
iBonds Dec 2024 Term Muni Bond	300
iBonds Dec 2025 Term Muni Bond	4,277
iBonds Dec 2026 Term Muni Bond	384
iBonds Dec 2027 Term Muni Bond	14
iBonds Dec 2028 Term Muni Bond	649
iBonds Dec 2029 Term Muni Bond	13

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2023:

iShares ETF	Interest-Related Dividends

iBonds Dec 2023 Term Muni Bond	$3,130
iBonds Dec 2024 Term Muni Bond	300
iBonds Dec 2025 Term Muni Bond	4,277
iBonds Dec 2026 Term Muni Bond	384
iBonds Dec 2027 Term Muni Bond	14
iBonds Dec 2028 Term Muni Bond	649
iBonds Dec 2029 Term Muni Bond	13

124	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares iBonds Dec 2023 Term Muni Bond ETF, iShares iBonds Dec 2024 Term Muni Bond ETF, iShares iBonds Dec 2025 Term Muni Bond ETF, iShares iBonds Dec 2026 Term Muni Bond ETF, iShares iBonds Dec 2027 Term Muni Bond ETF, iShares iBonds Dec 2028 Term Muni Bond ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	125

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately

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Board Review and Approval of Investment Advisory Contract  (continued)

large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares iBonds Dec 2029 Term Muni Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required to consider and approve the proposed Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Agreement. At a meeting held on March 29-30, 2023, the Board, including the Independent Board Members, approved the selection of BFA as investment adviser and approved the proposed Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) potential economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the Advisory Agreement are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Agreement.

Nature, Extent and Quality of Services to be Provided by BFA: The Board reviewed the scope of services to be provided by BFA under the Advisory Agreement. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time and have made significant investments into the iShares business to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. The Board also considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided throughout the year with respect to other iShares funds, and other matters related to BFA’s portfolio compliance program.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement supported the Board’s approval of the Advisory Agreement.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Agreement or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board considered information that it had previously received regarding potential economies of scale, efficiencies and scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

This consideration of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the Advisory Agreement.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services,

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Board Review and Approval of Investment Advisory Contract  (continued)

including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that will be provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Agreement.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Agreement.

128	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2023

iShares ETF	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

iBonds Dec 2023 Term Muni Bond	$ 0.435812	$ —	$ —	$ 0.435812	100%	—%	—%	100%

iBonds Dec 2024 Term Muni Bond	0.424331	—	—	0.424331	100	—	—	100

iBonds Dec 2025 Term Muni Bond	0.413911	—	—	0.413911	100	—	—	100

iBonds Dec 2027 Term Muni Bond	0.492193	—	—	0.492193	100	—	—	100

iBonds Dec 2028 Term Muni Bond	0.452024	—	—	0.452024	100	—	—	100

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	129

Trustee and Officer Information  (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of October 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

130	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	131

Trustee and Officer Information  (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

132	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	133

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

BAM	Build America Mutual Assurance Co.

COP	Certificates of Participation

ETM	Escrowed to Maturity

GO	General Obligation

GOL	General Obligation Limited

GTD	Guaranteed

MO	Moral Obligation

NPFGC	National Public Finance Guarantee Corp.

PR	Prerefunded

PSF	Permanent School Fund

Q-SBLF	Qualified School Bond Loan Fund

RB	Revenue Bond

SAP	Subject to Appropriations

SAW	State Aid Withholding

SCH BD GTY	School Board Guaranty

SCH BD RES FD	School Board Resolution Fund

SCSDE	South Carolina State Department of Education

ST	Special Tax

134	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

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Want to know more?

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This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1015-1023

OCTOBER 31, 2023

2023 Annual Report

iShares Trust

•	iShares iBonds Dec 2023 Term Treasury ETF | IBTD | NASDAQ

•	iShares iBonds Dec 2024 Term Treasury ETF | IBTE | NASDAQ

•	iShares iBonds Dec 2025 Term Treasury ETF | IBTF | NASDAQ

•	iShares iBonds Dec 2026 Term Treasury ETF | IBTG | NASDAQ

•	iShares iBonds Dec 2027 Term Treasury ETF | IBTH | NASDAQ

•	iShares iBonds Dec 2028 Term Treasury ETF | IBTI | NASDAQ

•	iShares iBonds Dec 2029 Term Treasury ETF | IBTJ | NASDAQ

•	iShares iBonds Dec 2030 Term Treasury ETF | IBTK | NASDAQ

•	iShares iBonds Dec 2031 Term Treasury ETF | IBTL | NASDAQ

•	iShares iBonds Dec 2032 Term Treasury ETF | IBTM | NASDAQ

•	iShares iBonds Dec 2033 Term Treasury ETF | IBTO | NASDAQ

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	1.39%	10.14%

U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)

International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40

Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

U.S. Treasury Bond Market Overview

U.S. Treasuries finished with a negative return of -0.62% in the 12 months ended October 31, 2023 (the “reporting period”), as gauged by the ICE U.S. Treasury Core Bond Index. The poor performance represented a continuation of a market downturn that started in mid-2020.

Several factors played a role in the weakness in government bonds. When the reporting period began, the bond market was seeing support from a decline in inflation off of the peak that was reached in the months following the outbreak of war in Ukraine. The easing of price pressures fueled expectations that the U.S. Federal Reserve (Fed) could be nearing the end of its long series of interest rate hikes, leading to positive market performance in late 2022. As 2023 progressed, however, the combination of persistent inflation and communications from Fed officials made it clear that although rate hikes were indeed winding down, interest rates were likely to remain “higher for longer.” Continued strength in economic growth, together with elevated housing prices and robust employment, reinforced the notion that the Fed would need to maintain high rates to prevent a reacceleration of inflation. The Fed ultimately raised rates six times over the course of the 12-month period, bringing the benchmark fed funds rate from a range of 3.0-3.25% to 5.25%-5.50%. More important, however, was the fact that the markets continued to push out expectations for the central bank’s first rate cut. At the beginning of the period, the futures markets were indicating the initial rate reduction would occur in the second half of 2023. In contrast, the expected timing had shifted to late 2024 by the end of October.

The Treasury market was also affected by mounting worries about the U.S. government’s rising debt load. The debt ceiling agreement of June 2023 led to a sharp increase in government debt over the following weeks, creating the need for greater U.S. Treasury issuance. Coming at a time in which central banks—particularly those of China and Japan—were selling U.S. Treasuries, the prospect of higher issuance raised concerns that an unfavorable balance of supply and demand would remain a headwind for the market.

In this environment, yields moved higher across the maturity spectrum (as prices fell). The two-year note moved from 4.48% to 5.09% over the course of the 12-month period, while the 10-year yield rose from 4.05% to 4.93%. Both issues finished October 2023 near their highest levels since 2007. Notably, the yield curve was inverted for much of the period – meaning that yields on short-term debt were higher than those on longer-term bonds. At the peak of inversion in late June, the two-year yield was 1.08 percentage points above that on the 10-year issue. Investors typically view an inverted yield curve as a precursor to a recession.

Bonds with maturities of ten years and above, which are most sensitive to interest-rate movements, lagged the broader market. On the other hand, issues in the three- to-seven-year maturity range outperformed in relative terms.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Dec 2023 Term Treasury ETF

Investment Objective

The iShares iBonds Dec 2023 Term Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds maturing in 2023, as represented by the ICE 2023 Maturity US Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	4.78%	1.41%	4.78%	5.29%
Fund Market	4.61	1.39	4.61	5.23
Index	4.20	1.31	4.20	4.89

The inception date of the Fund was February 25, 2020. The first day of secondary market trading was February 27, 2020.

On March 1, 2021 the Fund began to track the 4pm pricing variant of the ICE 2023 Maturity US Treasury Index. Historical index data prior to March 1, 2021 is for the 3pm pricing variant of the ICE 2023 Maturity US Treasury Index. Index data on and after March 1, 2021 is for the 4pm pricing variant of the ICE 2023 Maturity US Treasury Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,025.50	$ 0.26		$ 1,000.00	$ 1,025.00	$ 0.26		0.05%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® Dec 2023 Term Treasury ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	26.0%
Short-Term and Other Assets	74.0

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets	(a)
U.S. Treasury Note/Bond, 2.88%, 11/30/23	8.5%
U.S. Treasury Note/Bond, 0.13%, 12/15/23	5.3
U.S. Treasury Note/Bond, 0.50%, 11/30/23	3.9
U.S. Treasury Note/Bond, 2.75%, 11/15/23	3.4
U.S. Treasury Note/Bond, 0.25%, 11/15/23	2.1

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Dec 2024 Term Treasury ETF

Investment Objective

The iShares iBonds Dec 2024 Term Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds maturing in 2024, as represented by the ICE 2024 Maturity US Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	3.98%	0.35%	3.98%	1.29%
Fund Market	4.01	0.36	4.01	1.35
Index	4.05	0.40	4.05	1.46

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was February 25, 2020. The first day of secondary market trading was February 27, 2020.

On March 1, 2021 the Fund began to track the 4pm pricing variant of the ICE 2024 Maturity US Treasury Index. Historical index data prior to March 1, 2021 is for the 3pm pricing variant of the ICE 2024 Maturity US Treasury Index. Index data on and after March 1, 2021 is for the 4pm pricing variant of the ICE 2024 Maturity US Treasury Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,017.10	$ 0.36		$ 1,000.00	$ 1,024.90	$ 0.36		0.07%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® Dec 2024 Term Treasury ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets

Aaa	96.0%
Not Rated	2.3
Short-Term and Other Assets	1.7

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets	(a)

U.S. Treasury Note/Bond, 0.38%, 09/15/24	7.1%
U.S. Treasury Note/Bond, 1.50%, 09/30/24	7.0
U.S. Treasury Note/Bond, 2.25%, 04/30/24	7.0
U.S. Treasury Note/Bond, 0.25%, 03/15/24	6.2
U.S. Treasury Note/Bond, 0.75%, 11/15/24	6.1

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Dec 2025 Term Treasury ETF

Investment Objective

The iShares iBonds Dec 2025 Term Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds maturing in 2025, as represented by the ICE 2025 Maturity US Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	3.28%	(0.61)%	3.28%	(2.24)%
Fund Market	3.35	(0.59)	3.35	(2.16)
Index	3.31	(0.58)	3.31	(2.10)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was February 25, 2020. The first day of secondary market trading was February 27, 2020.

On March 1, 2021 the Fund began to track the 4pm pricing variant of the ICE 2025 Maturity US Treasury Index. Historical index data prior to March 1, 2021 is for the 3pm pricing variant of the ICE 2025 Maturity US Treasury Index. Index data on and after March 1, 2021 is for the 4pm pricing variant of the ICE 2025 Maturity US Treasury Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,001.20	$ 0.35		$ 1,000.00	$ 1,024.90	$ 0.36		0.07%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® Dec 2025 Term Treasury ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets

Aaa	97.8%
Short-Term and Other Assets	2.2

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets	(a)

U.S. Treasury Note/Bond, 0.25%, 08/31/25	7.7%
U.S. Treasury Note/Bond, 2.88%, 06/15/25	7.1
U.S. Treasury Note/Bond, 0.25%, 05/31/25	7.0
U.S. Treasury Note/Bond, 0.38%, 11/30/25	6.5
U.S. Treasury Note/Bond, 3.00%, 09/30/25	6.4

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Dec 2026 Term Treasury ETF

Investment Objective

The iShares iBonds Dec 2026 Term Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds maturing in 2026, as represented by the ICE 2026 Maturity US Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	3.01%	(1.36)%	3.01%	(4.92)%
Fund Market	3.07	(1.34)	3.07	(4.84)
Index	3.05	(1.34)	3.05	(4.83)

The inception date of the Fund was February 25, 2020. The first day of secondary market trading was February 27, 2020.

On March 1, 2021 the Fund began to track the 4pm pricing variant of the ICE 2026 Maturity US Treasury Index. Historical index data prior to March 1, 2021 is for the 3pm pricing variant of the ICE 2026 Maturity US Treasury Index. Index data on and after March 1, 2021 is for the 4pm pricing variant of the ICE 2026 Maturity US Treasury Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 987.60	$ 0.35		$ 1,000.00	$ 1,024.90	$ 0.36		0.07%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® Dec 2026 Term Treasury ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets

Aaa	92.0%

Not Rated	6.7
Short-Term and Other Assets	1.3

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets	(a)

U.S. Treasury Note/Bond, 0.88%, 06/30/26	7.8%
U.S. Treasury Note/Bond, 0.75%, 03/31/26	7.6
U.S. Treasury Note/Bond, 0.75%, 05/31/26	7.5
U.S. Treasury Note/Bond, 1.50%, 08/15/26	6.8
U.S. Treasury Note/Bond, 0.50%, 02/28/26	6.4

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Dec 2027 Term Treasury ETF

Investment Objective

The iShares iBonds Dec 2027 Term Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds maturing in 2027, as represented by the ICE 2027 Maturity US Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	2.13%	(2.23)%	2.13%	(7.98)%
Fund Market	2.21	(2.20)	2.21	(7.88)
Index	2.15	(2.19)	2.15	(7.83)

The inception date of the Fund was February 25, 2020. The first day of secondary market trading was February 27, 2020.

On March 1, 2021 the Fund began to track the 4pm pricing variant of the ICE 2027 Maturity US Treasury Index. Historical index data prior to March 1, 2021 is for the 3pm pricing variant of the ICE 2027 Maturity US Treasury Index. Index data on and after March 1, 2021 is for the 4pm pricing variant of the ICE 2027 Maturity US Treasury Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 973.30	$ 0.35		$ 1,000.00	$ 1,024.90	$ 0.36		0.07%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® Dec 2027 Term Treasury ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets

Aaa	92.4%
Not Rated	6.4
Short-Term and Other Assets	1.2

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets	(a)

U.S. Treasury Note/Bond, 3.25%, 06/30/27	7.5%
U.S. Treasury Note/Bond, 2.75%, 07/31/27	7.4
U.S. Treasury Note/Bond, 0.50%, 10/31/27	7.2
U.S. Treasury Note/Bond, 1.50%, 01/31/27	6.7
U.S. Treasury Note/Bond, 0.50%, 08/31/27	6.4

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Dec 2028 Term Treasury ETF

Investment Objective

The iShares iBonds Dec 2028 Term Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds maturing in 2028, as represented by the ICE 2028 Maturity US Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	1.62%	(2.90)%	1.62%	(10.29)%
Fund Market	1.73	(2.87)	1.73	(10.19)
Index	1.66	(2.87)	1.66	(10.15)

The inception date of the Fund was February 25, 2020. The first day of secondary market trading was February 27, 2020.

On March 1, 2021 the Fund began to track the 4pm pricing variant of the ICE 2028 Maturity US Treasury Index. Historical index data prior to March 1, 2021 is for the 3pm pricing variant of the ICE 2028 Maturity US Treasury Index. Index data on and after March 1, 2021 is for the 4pm pricing variant of the ICE 2028 Maturity US Treasury Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 961.00	$ 0.35		$ 1,000.00	$ 1,024.90	$ 0.36		0.07%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® Dec 2028 Term Treasury ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets

Aaa	98.4%
Short-Term and Other Assets	1.6

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets	(a)

U.S. Treasury Note/Bond, 2.88%, 05/15/28	10.5%
U.S. Treasury Note/Bond, 1.25%, 06/30/28	8.2
U.S. Treasury Note/Bond, 1.00%, 07/31/28	7.6
U.S. Treasury Note/Bond, 2.88%, 08/15/28	7.1
U.S. Treasury Note/Bond, 0.75%, 01/31/28	6.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Dec 2029 Term Treasury ETF

Investment Objective

The iShares iBonds Dec 2029 Term Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds maturing in 2029, as represented by the ICE 2029 Maturity US Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	0.55%	(3.51)%	0.55%	(12.35)%
Fund Market	0.62	(3.49)	0.62	(12.27)
Index	0.57	(3.49)	0.57	(12.23)

The inception date of the Fund was February 25, 2020. The first day of secondary market trading was February 27, 2020.

On March 1, 2021 the Fund began to track the 4pm pricing variant of the ICE 2029 Maturity US Treasury Index. Historical index data prior to March 1, 2021 is for the 3pm pricing variant of the ICE 2029 Maturity US Treasury Index. Index data on and after March 1, 2021 is for the 4pm pricing variant of the ICE 2029 Maturity US Treasury Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 948.40	$ 0.34		$ 1,000.00	$ 1,024.90	$ 0.36		0.07%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	17

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® Dec 2029 Term Treasury ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets

Aaa	98.7%
Short-Term and Other Assets	1.3

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets	(a)

U.S. Treasury Note/Bond, 2.63%, 02/15/29	10.5%
U.S. Treasury Note/Bond, 2.38%, 05/15/29	8.3
U.S. Treasury Note/Bond, 1.88%, 02/28/29	8.1
U.S. Treasury Note/Bond, 3.13%, 08/31/29	8.0
U.S. Treasury Note/Bond, 2.75%, 05/31/29	7.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Dec 2030 Term Treasury ETF

Investment Objective

The iShares iBonds Dec 2030 Term Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds maturing in 2030, as represented by the ICE 2030 Maturity US Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(0.88)%	(7.14)%	(0.88)%	(21.70)%
Fund Market	(0.89)	(7.13)	(0.89)	(21.67)
Index	(0.82)	(7.12)	(0.82)	(21.60)

The inception date of the Fund was July 14, 2020. The first day of secondary market trading was July 16, 2020.

On March 1, 2021 the Fund began to track the 4pm pricing variant of the ICE 2030 Maturity US Treasury Index. Historical index data prior to March 1, 2021 is for the 3pm pricing variant of the ICE 2030 Maturity US Treasury Index. Index data on and after March 1, 2021 is for the 4pm pricing variant of the ICE 2030 Maturity US Treasury Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 931.00	$ 0.34		$ 1,000.00	$ 1,024.90	$ 0.36		0.07%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	19

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® Dec 2030 Term Treasury ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets

Aaa	97.6%
Short-Term and Other Assets	2.4

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets	(a)

U.S. Treasury Note/Bond, 0.88%, 11/15/30	18.5%
U.S. Treasury Note/Bond, 0.63%, 08/15/30	17.5
U.S. Treasury Note/Bond, 0.63%, 05/15/30	13.0
U.S. Treasury Note/Bond, 1.50%, 02/15/30	9.2
U.S. Treasury Note/Bond, 4.00%, 02/28/30	8.3

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Dec 2031 Term Treasury ETF

Investment Objective

The iShares iBonds Dec 2031 Term Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds maturing in 2031, as represented by the ICE 2031 Maturity US Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(2.03)%	(8.77)%	(2.03)%	(19.07)%
Fund Market	(1.96)	(8.74)	(1.96)	(19.01)
Index	(1.94)	(8.73)	(1.94)	(18.94)

The inception date of the Fund was July 13, 2021. The first day of secondary market trading was July 15, 2021.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 915.10	$ 0.34		$ 1,000.00	$ 1,024.90	$ 0.36		0.07%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	21

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® Dec 2031 Term Treasury ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets

Aaa	98.8%
Short-Term and Other Assets	1.2

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets	(a)

U.S. Treasury Note/Bond, 1.25%, 08/15/31	25.3%
U.S. Treasury Note/Bond, 1.38%, 11/15/31	25.2
U.S. Treasury Note/Bond, 1.63%, 05/15/31	24.5
U.S. Treasury Note/Bond, 1.13%, 02/15/31	23.6
U.S. Treasury Note/Bond, 5.38%, 02/15/31	0.2

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Dec 2032 Term Treasury ETF

Investment Objective

The iShares iBonds Dec 2032 Term Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds maturing in 2032, as represented by the ICE 2032 Maturity US Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(2.37)%	(7.91)%	(2.37)%	(10.34)%
Fund Market	(2.19)	(7.83)	(2.19)	(10.23)
Index	(2.35)	(7.93)	(2.35)	(10.31)

The inception date of the Fund was July 6, 2022. The first day of secondary market trading was July 8, 2022.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 910.60	$ 0.34		$ 1,000.00	$ 1,024.90	$ 0.36		0.07%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	23

Fund Summary as of October 31, 2023 (continued)	iShares® iBonds® Dec 2032 Term Treasury ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets

Aaa	98.4%
Short-Term and Other Assets	1.6

ALL HOLDINGS

Security	Percent of Net Assets	(a)

U.S. Treasury Note/Bond, 4.13%, 11/15/32	26.4%
U.S. Treasury Note/Bond, 2.88%, 05/15/32	24.9
U.S. Treasury Note/Bond, 2.75%, 08/15/32	23.7
U.S. Treasury Note/Bond, 1.88%, 02/15/32	23.5

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Dec 2033 Term Treasury ETF

Investment Objective

The iShares iBonds Dec 2033 Term Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds maturing in 2033, as represented by the ICE 2033 Maturity US Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns

Since Inception
Fund NAV	(7.38)%

Fund Market	(7.26)
Index	(7.42)

For the fiscal period ended October 31, 2023, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was June 27, 2023. The first day of secondary market trading was June 29, 2023.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual					Hypothetical 5% Return

Beginning Account Value (06/27/23)	(a)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00		$ 926.20	$ 0.23		$ 1,000.00	$ 1,024.90	$ 0.36		0.07%

(a)	Commencement of operations.
(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 126/365 for actual expenses and 184/365 for hypothetical expenses (to reflect the six month period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets

Aaa	98.5%
Short-Term and Other Assets	1.5

ALL HOLDINGS

Security	Percent of Net Assets	(a)

U.S. Treasury Note/Bond, 3.88%, 08/15/33	35.2%
U.S. Treasury Note/Bond, 3.38%, 05/15/33	31.7
U.S. Treasury Note/Bond, 3.50%, 02/15/33	31.6

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	25

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2023 Term Treasury ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 26.0%
U.S. Treasury Note/Bond 0.13%, 12/15/23(a)	$117,652	$116,907,114
0.25%, 11/15/23	47,144	47,052,440
0.50%, 11/30/23	85,798	85,466,923
0.75%, 12/31/23	26,960	26,753,100
2.25%, 12/31/23	36,408	36,215,620
2.75%, 11/15/23	76,387	76,309,418
2.88%, 11/30/23	188,318	187,935,325

		576,639,940

Total Long-Term Investments — 26.0% (Cost: $577,162,650)		576,639,940

	Shares

Short-Term Securities

Money Market Funds — 65.6%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(b)(c)(d)	1,453,202,000	1,453,202,000

Total Short-Term Securities — 65.6% (Cost: $1,453,202,000)		1,453,202,000

Total Investments — 91.6% (Cost: $2,030,364,650)		2,029,841,940

Other Assets Less Liabilities — 8.4%		185,745,277

Net Assets — 100.0%		$2,215,587,217

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$81,560,100	$1,371,641,900	(a)	$—	$—	$—	$1,453,202,000	1,453,202,000	$24,195,084	(b)	$47

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2023 Term Treasury ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
U.S. Government Obligations	$—	$576,639,940	$—	$576,639,940
Short-Term Securities
Money Market Funds	1,453,202,000	—	—	1,453,202,000

	$1,453,202,000	$576,639,940	$—	$2,029,841,940

See notes to financial statements.

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2024 Term Treasury ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 98.3%
U.S. Treasury Note/Bond 0.13%, 01/15/24(a)	$53,060	$52,493,967
0.25%, 03/15/24	167,254	164,085,223
0.25%, 06/15/24(a)	60,608	58,676,410
0.38%, 04/15/24	118,329	115,647,815
0.38%, 07/15/24	15,542	14,996,941
0.38%, 09/15/24	196,759	188,251,188
0.75%, 11/15/24	168,724	160,808,472
1.00%, 12/15/24	52,836	50,330,799
1.50%, 09/30/24	192,995	186,232,347
1.50%, 11/30/24	81,494	78,151,377
1.75%, 07/31/24	16,651	16,194,757
2.00%, 04/30/24	138,750	136,370,654
2.13%, 07/31/24	59,276	57,817,645
2.25%, 03/31/24	77,715	76,691,955
2.25%, 04/30/24	188,287	185,278,625
2.25%, 11/15/24	86,380	83,609,573
2.38%, 02/29/24	47,519	47,032,871
2.38%, 08/15/24	157,878	154,079,158
2.50%, 01/31/24(a)	61,758	61,311,702
2.50%, 04/30/24	136,094	134,089,902
2.50%, 05/31/24	106,126	104,293,472
2.75%, 02/15/24	104,349	103,533,773
3.00%, 06/30/24	130,586	128,443,574
3.00%, 07/31/24	63,287	62,132,997
3.25%, 08/31/24	98,222	96,430,412

Security	Par (000)	Value

U.S. Government Obligations (continued)
4.50%, 11/30/24	$86,960	$86,100,393

		2,603,086,002

Total Long-Term Investments — 98.3% (Cost: $2,619,570,437)		2,603,086,002

	Shares

Short-Term Securities

Money Market Funds — 4.7%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(b)(c)(d)	123,870,000	123,870,000

Total Short-Term Securities — 4.7% (Cost: $123,870,000)		123,870,000

Total Investments — 103.0% (Cost: $2,743,440,437)		2,726,956,002

Liabilities in Excess of Other Assets — (3.0)%		(80,215,057)

Net Assets — 100.0%		$2,646,740,945

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$6,958,000	$116,912,000	(a)	$—	$—	$—	$123,870,000	123,870,000	$719,163	(b)	$9

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2024 Term Treasury ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
U.S. Government Obligations	$—	$2,603,086,002	$—	$2,603,086,002
Short-Term Securities
Money Market Funds	123,870,000	—	—	123,870,000

	$123,870,000	$2,603,086,002	$—	$2,726,956,002

See notes to financial statements.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2025 Term Treasury ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 97.8%
U.S. Treasury Note/Bond
0.25%, 05/31/25	$116,200	$107,534,930
0.25%, 06/30/25	48,873	45,077,522
0.25%, 08/31/25	128,585	117,740,663
0.25%, 09/30/25	1	1,095
0.25%, 10/31/25	8,234	7,487,654
0.38%, 04/30/25	46,485	43,265,551
0.38%, 11/30/25	110,360	100,268,005
1.13%, 01/15/25	41,539	39,515,977
1.13%, 02/28/25	50,333	47,649,513
1.50%, 02/15/25	74,216	70,708,516
1.75%, 03/15/25	86,988	82,955,088
2.63%, 03/31/25	34,931	33,679,279
2.63%, 04/15/25	56,846	54,774,230
2.75%, 05/15/25	96,020	92,531,581
2.75%, 06/30/25	13,462	12,946,754
2.88%, 05/31/25	23,243	22,431,736
2.88%, 06/15/25	112,504	108,482,957
2.88%, 07/31/25	76,364	73,473,311
3.00%, 07/15/25	63,880	61,638,727
3.00%, 09/30/25	101,061	97,207,857
3.00%, 10/31/25	72,459	69,612,068
3.50%, 09/15/25	31,760	30,847,288
4.00%, 12/15/25	35,513	34,766,378
4.13%, 01/31/25	26,206	25,826,749
4.25%, 10/15/25	40,429	39,797,100

Security	Par (000)	Value

U.S. Government Obligations (continued)
4.63%, 02/28/25	$23,184	$22,984,055
5.00%, 08/31/25	20,000	19,957,812
5.00%, 09/30/25	35,000	34,935,742

		1,498,098,138

Total Long-Term Investments — 97.8% (Cost: $1,518,307,901)		1,498,098,138

	Shares

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(a)(b)	6,200,000	6,200,000

Total Short-Term Securities — 0.4% (Cost: $6,200,000)		6,200,000

Total Investments — 98.2% (Cost: $1,524,507,901)		1,504,298,138

Other Assets Less Liabilities — 1.8%		28,213,163

Net Assets — 100.0%		$1,532,511,301

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$1,600,000	$4,600,000	(a)	$—	$—	$—	$6,200,000	6,200,000	$383,126	$2

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets

Investments
Long-Term Investments
U.S. Government Obligations	$—	$1,498,098,138	$—	$1,498,098,138
Short-Term Securities
Money Market Funds	6,200,000	—	—	6,200,000

	$6,200,000	$1,498,098,138	$—	$1,504,298,138

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2026 Term Treasury ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 98.7%
U.S. Treasury Note/Bond
0.38%, 01/31/26	$29,980	$27,053,076
0.50%, 02/28/26	33,525	30,245,836
0.63%, 07/31/26	6,397	5,699,631
0.75%, 03/31/26	39,215	35,520,393
0.75%, 04/30/26	27,296	24,630,826
0.75%, 05/31/26	39,168	35,219,250
0.75%, 08/31/26	14,988	13,355,357
0.88%, 06/30/26	40,508	36,492,012
0.88%, 09/30/26	8,696	7,763,897
1.13%, 10/31/26	28,010	25,096,124
1.25%, 11/30/26	26,342	23,625,571
1.38%, 08/31/26	6,814	6,182,816
1.50%, 08/15/26	34,822	31,742,612
1.63%, 05/15/26	31,868	29,350,557
1.63%, 11/30/26	13,585	12,328,750
1.88%, 07/31/26	14,802	13,652,440
2.00%, 11/15/26	27,841	25,582,273
2.25%, 03/31/26	13,844	12,994,433
2.38%, 04/30/26	1,174	1,103,376
3.88%, 01/15/26	4,895	4,778,752
4.00%, 02/15/26	19,760	19,330,642
4.38%, 08/15/26	12,815	12,631,983
4.63%, 03/15/26	18,853	18,697,213

Security	Par (000)	Value

U.S. Government Obligations (continued)
4.63%, 09/15/26	$9,498	$9,428,448

		462,506,268

Total Long-Term Investments — 98.7% (Cost: $471,988,792)		462,506,268

	Shares

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(a)(b)	4,440,000	4,440,000

Total Short-Term Securities — 0.9% (Cost: $4,440,000)		4,440,000

Total Investments — 99.6% (Cost: $476,428,792)		466,946,268

Other Assets Less Liabilities — 0.4%		1,828,058

Net Assets — 100.0%		$468,774,326

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$870,000	$3,570,000	(a)	$—	$—	$—	$4,440,000	4,440,000	$78,504	(b)	$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets

Investments
Long-Term Investments
U.S. Government Obligations	$—	$462,506,268	$—	$462,506,268
Short-Term Securities
Money Market Funds	4,440,000	—	—	4,440,000

	$4,440,000	$462,506,268	$—	$466,946,268

See notes to financial statements.

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2027 Term Treasury ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 98.8%
U.S. Treasury Note/Bond 0.38%, 09/30/27	$12,392	$10,423,318
0.50%, 04/30/27	12,900	11,098,535
0.50%, 05/31/27	16,797	14,401,545
0.50%, 08/31/27	21,071	17,883,188
0.50%, 10/31/27	23,993	20,214,787
0.63%, 03/31/27	11,868	10,295,490
0.63%, 11/30/27	9,056	7,645,514
1.50%, 01/31/27	20,928	18,820,755
1.88%, 02/28/27	16,469	14,959,309
2.25%, 02/15/27	12,570	11,574,711
2.25%, 08/15/27	12,087	10,994,449
2.25%, 11/15/27	17,931	16,219,850
2.38%, 05/15/27	12,023	11,048,010
2.50%, 03/31/27	12,204	11,303,108
2.75%, 04/30/27	14,660	13,661,288
2.75%, 07/31/27	22,240	20,624,994
3.13%, 08/31/27	4,584	4,304,756
3.25%, 06/30/27	22,240	21,036,781
4.13%, 09/30/27	17,364	16,901,318
4.13%, 10/31/27	13,713	13,340,957

		276,752,663

Total Long-Term Investments — 98.8% (Cost: $284,889,732)		276,752,663

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(a)(b)	1,360,000	$1,360,000

Total Short-Term Securities — 0.5% (Cost: $ 1,360,000)		1,360,000

Total Investments — 99.3% (Cost: $ 286,249,732)		278,112,663

Other Assets Less Liabilities — 0.7%		2,022,115

Net Assets — 100.0%		$280,134,778

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$190,000	$1,170,000	(a)	$—	$—	$—	$1,360,000	1,360,000	$29,365	(b)	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets

Investments
Long-Term Investments
U.S. Government Obligations	$—	$276,752,663	$—	$276,752,663
Short-Term Securities
Money Market Funds	1,360,000	—	—	1,360,000

	$1,360,000	$276,752,663	$—	$278,112,663

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2027 Term Treasury ETF

Fair Value Hierarchy as of Period End (continued)

See notes to financial statements.

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2028 Term Treasury ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 98.4%
U.S. Treasury Note/Bond 0.75%, 01/31/28	$16,165	$13,633,999
1.00%, 07/31/28	18,043	15,108,731
1.13%, 02/29/28	12,327	10,545,449
1.13%, 08/31/28	9,268	7,787,040
1.25%, 03/31/28	15,085	12,935,719
1.25%, 04/30/28	8,668	7,416,732
1.25%, 06/30/28	19,085	16,229,450
1.25%, 09/30/28	14,770	12,451,057
1.38%, 10/31/28	13,634	11,534,831
1.50%, 11/30/28	11,015	9,354,145
2.75%, 02/15/28	10,587	9,727,633
2.88%, 05/15/28	22,582	20,769,081
2.88%, 08/15/28	15,345	14,046,527
3.13%, 11/15/28	11,076	10,213,035
3.50%, 01/31/28	6,441	6,107,125
3.63%, 03/31/28	3,610	3,436,036
4.00%, 02/29/28	7,853	7,594,096
4.38%, 08/31/28	2,000	1,961,875
4.63%, 09/30/28	2,000	1,981,875
4.88%, 10/31/28	2,500	2,505,273

		195,339,709

Total Long-Term Investments — 98.4% (Cost: $202,575,383)		195,339,709

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(a)(b)	1,460,000	$1,460,000

Total Short-Term Securities — 0.7% (Cost: $ 1,460,000)		1,460,000

Total Investments — 99.1% (Cost: $ 204,035,383)		196,799,709

Other Assets Less Liabilities — 0.9%		1,810,533

Net Assets — 100.0%		$198,610,242

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$150,000	$1,310,000	(a)	$—	$—	$—	$1,460,000	1,460,000	$34,626	(b)	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets

Investments
Long-Term Investments
U.S. Government Obligations	$—	$195,339,709	$—	$195,339,709
Short-Term Securities
Money Market Funds	1,460,000	—	—	1,460,000

	$1,460,000	$195,339,709	$—	$196,799,709

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2028 Term Treasury ETF

Fair Value Hierarchy as of Period End (continued)

See notes to financial statements.

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2029 Term Treasury ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 98.7%
U.S. Treasury Note/Bond 1.63%, 08/15/29	$9,432	$7,907,372
1.75%, 01/31/29	9,647	8,256,818
1.75%, 11/15/29	7,250	6,086,035
1.88%, 02/28/29	11,298	9,712,234
2.38%, 03/31/29	8,362	7,361,826
2.38%, 05/15/29	11,261	9,893,492
2.63%, 02/15/29	14,030	12,562,509
2.63%, 07/31/29	6,808	6,033,590
2.75%, 05/31/29	10,454	9,359,737
2.88%, 04/30/29	7,927	7,156,466
3.13%, 08/31/29	10,454	9,507,967
3.25%, 06/30/29	7,629	7,003,894
3.88%, 09/30/29	4,649	4,400,395
3.88%, 11/30/29	7,604	7,185,996
4.00%, 10/31/29	5,475	5,213,678

		117,642,009

Total Long-Term Investments — 98.7% (Cost: $122,373,557)		117,642,009

,Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(a)(b)	670,000	$670,000

Total Short-Term Securities — 0.5% (Cost: $670,000)		670,000

Total Investments — 99.2% (Cost: $123,043,557)		118,312,009

Other Assets Less Liabilities — 0.8%		897,588

Net Assets — 100.0%		$119,209,597

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$220,000	$450,000	(a)	$—	$—	$—	$670,000	670,000	$15,568	(b)	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets

Investments
Long-Term Investments
U.S. Government Obligations	$—	$117,642,009	$—	$117,642,009
Short-Term Securities
Money Market Funds	670,000	—	—	670,000

	$670,000	$117,642,009	$—	$118,312,009

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2030 Term Treasury ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 97.6%
U.S. Treasury Note/Bond 0.63%, 05/15/30	$25,460	$19,408,125
0.63%, 08/15/30	34,391	25,978,488
0.88%, 11/15/30	36,088	27,589,376
1.50%, 02/15/30	16,738	13,683,969
3.50%, 01/31/30	8,814	8,141,219
3.50%, 04/30/30	9,281	8,552,487
3.63%, 03/31/30	7,174	6,661,921
3.75%, 05/31/30	9,089	8,492,385
3.75%, 06/30/30	5,448	5,086,644
4.00%, 02/28/30	12,974	12,322,069
4.00%, 07/31/30	551	521,943
4.13%, 08/31/30	7,016	6,692,606
4.63%, 09/30/30	1,000	983,125
4.88%, 10/31/30	1,000	997,969

		145,112,326

Total Long-Term Investments — 97.6% (Cost: $154,438,121)		145,112,326

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(a)(b)	1,960,000	$1,960,000

Total Short-Term Securities — 1.3% (Cost: $1,960,000)		1,960,000

Total Investments — 98.9% (Cost: $156,398,121)		147,072,326

Other Assets Less Liabilities — 1.1%		1,656,389

Net Assets — 100.0%		$148,728,715

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$330,000	$1,630,000	(a)	$—	$—	$—	$1,960,000	1,960,000	$34,373	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets

Investments
Long-Term Investments
U.S. Government Obligations	$—	$145,112,326	$—	$145,112,326
Short-Term Securities
Money Market Funds	1,960,000	—	—	1,960,000

	$1,960,000	$145,112,326	$—	$147,072,326

See notes to financial statements.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2031 Term Treasury ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 98.8%
U.S. Treasury Note/Bond 1.13%, 02/15/31	$35,889	$27,793,024
1.25%, 08/15/31	38,863	29,766,935
1.38%, 11/15/31	38,652	29,665,103
1.63%, 05/15/31	36,330	28,926,503
5.38%, 02/15/31	283	291,490

		116,443,055

Total Long-Term Investments — 98.8% (Cost: $126,318,020)		116,443,055

	Shares

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(a)(b)	480,000	480,000

Total Short-Term Securities — 0.4% (Cost: $480,000)		480,000

Total Investments — 99.2% (Cost: $126,798,020)		116,923,055

Other Assets Less Liabilities — 0.8%		940,796

Net Assets — 100.0%		$117,863,851

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$30,000	$450,000	(a)	$—	$—	$—	$480,000	480,000	$12,000	(b)	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2031 Term Treasury ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets

Investments
Long-Term Investments
U.S. Government Obligations	$—	$116,443,055	$—	$116,443,055
Short-Term Securities
Money Market Funds	480,000	—	—	480,000

	$480,000	$116,443,055	$—	$116,923,055

See notes to financial statements.

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2032 Term Treasury ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 98.4%
U.S. Treasury Note/Bond 1.88%, 02/15/32	$40,031	$31,813,540
2.75%, 08/15/32	37,941	32,095,799
2.88%, 05/15/32	39,194	33,632,164
4.13%, 11/15/32	37,856	35,664,493

		133,205,996

Total Long-Term Investments — 98.4% (Cost: $142,995,001)		133,205,996

	Shares

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(a)(b)	120,000	120,000

Total Short-Term Securities — 0.1% (Cost: $120,000)		120,000

Total Investments — 98.5% (Cost: $143,115,001)		133,325,996

Other Assets Less Liabilities — 1.5%		1,967,035

Net Assets — 100.0%		$135,293,031

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$120,000	(a)	$—	$—	$—	$120,000	120,000	$7,660	(b)	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets

Investments
Long-Term Investments
U.S. Government Obligations	$—	$133,205,996	$—	$133,205,996

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2032 Term Treasury ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Short-Term Securities
Money Market Funds	$120,000	$—	$—	$120,000

	$120,000	$133,205,996	$—	$133,325,996

See notes to financial statements.

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® iBonds® Dec 2033 Term Treasury ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 98.5%
U.S. Treasury Note/Bond 3.38%, 05/15/33	$24,730	$21,866,730
3.50%, 02/15/33	24,369	21,813,884
3.88%, 08/15/33	26,329	24,234,837

		67,915,451

Total Long-Term Investments — 98.5% (Cost: $69,405,487)		67,915,451

	Shares

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(a)(b)	30,000	30,000

Total Short-Term Securities — 0.1% (Cost: $30,000)		30,000

Total Investments — 98.6% (Cost: $69,435,487)		67,945,451

Other Assets Less Liabilities — 1.4%		998,525

Net Assets — 100.0%		$68,943,976

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/27/23	(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$—		$30,000	(b)	$—	$—	$—	$30,000	30,000	$1,126	$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets

Investments
Long-Term Investments
U.S. Government Obligations	$—	$67,915,451	$—	$67,915,451
Short-Term Securities
Money Market Funds	30,000	—	—	30,000

	$30,000	$67,915,451	$—	$67,945,451

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Dec 2033 Term Treasury ETF

Fair Value Hierarchy as of Period End (continued)

See notes to financial statements.

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

October 31, 2023

	iShares iBonds Dec 2023 Term Treasury ETF	iShares iBonds Dec 2024 Term Treasury ETF	iShares iBonds Dec 2025 Term Treasury ETF	iShares iBonds Dec 2026 Term Treasury ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$576,639,940	$2,603,086,002	$1,498,098,138	$462,506,268
Investments, at value — affiliated(c)	1,453,202,000	123,870,000	6,200,000	4,440,000
Cash	142,042,253	12,386	3,207	3,382
Receivables:
Investments sold	50,785,477	—	76,421,265	—
Securities lending income — affiliated	17,436	3,959	—	—
Capital shares sold	—	91,925	2,357,693	195,076
Dividends — affiliated	6,095,772	122,684	21,909	16,697
Interest — unaffiliated	4,100,950	10,595,850	7,005,823	1,830,736

Total assets	2,232,883,828	2,737,782,806	1,590,108,035	468,992,159

LIABILITIES
Collateral on securities loaned, at value	17,255,000	90,890,000	—	—
Payables:
Investments purchased	—	—	57,483,008	160,223
Capital shares redeemed	2,047	—	20,178	33,010
Investment advisory fees	39,564	151,861	93,548	24,600

Total liabilities	17,296,611	91,041,861	57,596,734	217,833

Commitments and contingent liabilities

NET ASSETS	$2,215,587,217	$2,646,740,945	$1,532,511,301	$468,774,326

NET ASSETS CONSIST OF
Paid-in capital	$2,208,780,260	$2,660,281,232	$1,552,836,345	$483,183,923
Accumulated earnings (loss)	6,806,957	(13,540,287)	(20,325,044)	(14,409,597)

NET ASSETS	$2,215,587,217	$2,646,740,945	$1,532,511,301	$468,774,326

NET ASSET VALUE
Shares outstanding	89,250,000	111,000,000	66,400,000	20,900,000

Net asset value	$24.82	$23.84	$23.08	$22.43

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$577,162,650	$2,619,570,437	$1,518,307,901	$471,988,792
(b) Securities loaned, at value	$16,892,354	$88,678,399	$—	$—
(c) Investments, at cost — affiliated	$1,453,202,000	$123,870,000	$6,200,000	$4,440,000

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Statements of Assets and Liabilities   (continued)

October 31, 2023

	iShares iBonds Dec 2027 Term Treasury ETF	iShares iBonds Dec 2028 Term Treasury ETF	iShares iBonds Dec 2029 Term Treasury ETF	iShares iBonds Dec 2030 Term Treasury ETF

ASSETS
Investments, at value — unaffiliated(a)	$276,752,663	$195,339,709	$117,642,009	$145,112,326
Investments, at value — affiliated(b)	1,360,000	1,460,000	670,000	1,960,000
Cash	9,240	7,795	7,232	5,792
Receivables:
Investments sold	842,942	7,199,723	2,886,017	4,337,227
Capital shares sold	259,088	71,322	12,602	—
Dividends — affiliated	3,425	5,642	1,907	7,691
Interest — unaffiliated	1,170,438	1,061,565	851,801	779,440

Total assets	280,397,796	205,145,756	122,071,568	152,202,476

LIABILITIES
Payables:
Investments purchased	247,671	6,524,577	2,855,492	3,427,847
Capital shares redeemed	—	—	—	37,428
Investment advisory fees	15,347	10,937	6,479	8,486

Total liabilities	263,018	6,535,514	2,861,971	3,473,761

Commitments and contingent liabilities

NET ASSETS	$280,134,778	$198,610,242	$119,209,597	$148,728,715

NET ASSETS CONSIST OF
Paid-in capital	$291,097,021	$207,652,050	$127,222,939	$163,903,637
Accumulated loss	(10,962,243)	(9,041,808)	(8,013,342)	(15,174,922)

NET ASSETS	$280,134,778	$198,610,242	$119,209,597	$148,728,715

NET ASSET VALUE
Shares outstanding	12,900,000	9,300,000	5,750,000	8,000,000

Net asset value	$21.72	$21.36	$20.73	$18.59

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$284,889,732	$202,575,383	$122,373,557	$154,438,121
(b) Investments, at cost — affiliated	$1,360,000	$1,460,000	$670,000	$1,960,000

See notes to financial statements.

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities   (continued)

October 31, 2023

	iShares iBonds Dec 2031 Term Treasury ETF	iShares iBonds Dec 2032 Term Treasury ETF	iShares iBonds Dec 2033 Term Treasury ETF

ASSETS
Investments, at value — unaffiliated(a)	$116,443,055	$133,205,996	$67,915,451
Investments, at value — affiliated(b)	480,000	120,000	30,000
Cash	2,611	2,507	8,166
Receivables:
Investments sold	232,994	341,888	6,898,175
Dividends — affiliated	2,120	626	168
Interest — unaffiliated	710,004	1,629,558	782,592

Total assets	117,870,784	135,300,575	75,634,552

LIABILITIES
Payables:
Investments purchased	—	—	6,687,175
Investment advisory fees	6,933	7,544	3,401

Total liabilities	6,933	7,544	6,690,576

Commitments and contingent liabilities

NET ASSETS	$117,863,851	$135,293,031	$68,943,976

NET ASSETS CONSIST OF
Paid-in capital	$127,648,085	$145,057,061	$70,678,103
Accumulated loss	(9,784,234)	(9,764,030)	(1,734,127)

NET ASSETS	$117,863,851	$135,293,031	$68,943,976

NET ASSET VALUE
Shares outstanding	6,150,000	6,300,000	3,000,000

Net asset value	$19.16	$21.48	$22.98

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Investments, at cost — unaffiliated	$126,318,020	$142,995,001	$69,405,487
(b) Investments, at cost — affiliated	$480,000	$120,000	$30,000

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statements of Operations

Year Ended October 31, 2023

	iShares iBonds Dec 2023 Term Treasury ETF	iShares iBonds Dec 2024 Term Treasury ETF	iShares iBonds Dec 2025 Term Treasury ETF	iShares iBonds Dec 2026 Term Treasury ETF

INVESTMENT INCOME
Dividends — affiliated	$23,560,545	$687,450	$378,140	$78,421
Interest — unaffiliated	92,316,940	89,607,523	47,634,853	10,768,499
Securities lending income — affiliated — net	634,539	31,713	4,986	83

Total investment income	116,512,024	90,326,686	48,017,979	10,847,003

EXPENSES
Investment advisory	1,778,716	1,446,972	803,151	198,303

Total expenses	1,778,716	1,446,972	803,151	198,303

Less:
Investment advisory fees waived	(411,302)	(12,520)	(6,936)	(1,460)

Total expenses after fees waived	1,367,414	1,434,452	796,215	196,843

Net investment income	115,144,610	88,892,234	47,221,764	10,650,160

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(124,107)	(3,713,200)	(2,972,851)	(2,668,889)
Capital gain distributions from underlying funds — affiliated	47	9	2	1
In-kind redemptions — unaffiliated(a)	(209,797)	514,460	403,086	323,877

	(333,857)	(3,198,731)	(2,569,763)	(2,345,011)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	4,864,556	(6,146,884)	(13,929,502)	(3,660,714)

	4,864,556	(6,146,884)	(13,929,502)	(3,660,714)

Net realized and unrealized gain (loss)	4,530,699	(9,345,615)	(16,499,265)	(6,005,725)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$119,675,309	$79,546,619	$30,722,499	$4,644,435

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations   (continued)

Year Ended October 31, 2023

	iShares iBonds Dec 2027 Term Treasury ETF	iShares iBonds Dec 2028 Term Treasury ETF	iShares iBonds Dec 2029 Term Treasury ETF	iShares iBonds Dec 2030 Term Treasury ETF

INVESTMENT INCOME
Dividends — affiliated	$29,232	$34,320	$15,544	$34,373
Interest — unaffiliated	8,298,018	3,468,884	2,550,720	2,697,060
Securities lending income — affiliated — net	133	306	24	—

Total investment income	8,327,383	3,503,510	2,566,288	2,731,433

EXPENSES
Investment advisory	149,712	69,237	48,503	62,476

Total expenses	149,712	69,237	48,503	62,476

Less:
Investment advisory fees waived	(540)	(609)	(295)	(625)

Total expenses after fees waived	149,172	68,628	48,208	61,851

Net investment income	8,178,211	3,434,882	2,518,080	2,669,582

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(991,700)	(1,588,819)	(2,397,146)	(6,049,965)
In-kind redemptions — unaffiliated(a)	576,081	402,520	14,547	98,966

	(415,619)	(1,186,299)	(2,382,599)	(5,950,999)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(5,386,794)	(3,907,232)	(1,714,708)	1,258,705

	(5,386,794)	(3,907,232)	(1,714,708)	1,258,705

Net realized and unrealized loss	(5,802,413)	(5,093,531)	(4,097,307)	(4,692,294)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,375,798	$(1,658,649)	$(1,579,227)	$(2,022,712)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Operations   (continued)

Year Ended October 31, 2023

	iShares iBonds Dec 2031 Term Treasury ETF	iShares iBonds Dec 2032 Term Treasury ETF	iShares iBonds Dec 2033 Term Treasury ETF (a)

INVESTMENT INCOME
Dividends — affiliated	$11,792	$7,488	$1,126
Interest — unaffiliated	1,962,041	2,509,231	375,566
Securities lending income — affiliated — net	208	172	—

Total investment income	1,974,041	2,516,891	376,692

EXPENSES
Investment advisory	40,017	47,102	6,077

Total expenses	40,017	47,102	6,077

Less:
Investment advisory fees waived	(212)	(135)	(19)

Total expenses after fees waived	39,805	46,967	6,058

Net investment income	1,934,236	2,469,924	370,634

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(252,844)	(329,863)	(466,156)
In-kind redemptions — unaffiliated(b)	31,734	136,554	—

	(221,110)	(193,309)	(466,156)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(8,099,270)	(9,437,928)	(1,490,036)

	(8,099,270)	(9,437,928)	(1,490,036)

Net realized and unrealized loss	(8,320,380)	(9,631,237)	(1,956,192)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,386,144)	$(7,161,313)	$(1,585,558)

(a)	For the period from June 27, 2023 (commencement of operations) to October 31, 2023.
(b)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares iBonds Dec 2023 Term Treasury ETF		iShares iBonds Dec 2024 Term Treasury ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$115,144,610	$5,731,117	$88,892,234	$4,964,637
Net realized loss	(333,857)	(2,581,389)	(3,198,731)	(3,283,265)
Net change in unrealized appreciation (depreciation)	4,864,556	(5,264,971)	(6,146,884)	(10,193,140)

Net increase (decrease) in net assets resulting from operations	119,675,309	(2,115,243)	79,546,619	(8,511,768)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(108,095,152)	(2,873,254)	(80,598,526)	(3,252,740)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,084,393,652	1,055,605,379	1,921,500,871	690,799,667

NET ASSETS
Total increase in net assets	1,095,973,809	1,050,616,882	1,920,448,964	679,035,159
Beginning of year	1,119,613,408	68,996,526	726,291,981	47,256,822

End of year	$2,215,587,217	$1,119,613,408	$2,646,740,945	$726,291,981

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Changes in Net Assets (continued)

	iShares iBonds Dec 2025 Term Treasury ETF		iShares iBonds Dec 2026 Term Treasury ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$47,221,764	$2,143,739	$10,650,160	$1,611,396
Net realized loss	(2,569,763)	(3,146,147)	(2,345,011)	(3,820,872)
Net change in unrealized appreciation (depreciation)	(13,929,502)	(6,017,310)	(3,660,714)	(5,559,470)

Net increase (decrease) in net assets resulting from operations	30,722,499	(7,019,718)	4,644,435	(7,768,946)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(42,238,905)	(1,262,837)	(9,506,757)	(1,311,849)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,205,217,958	325,469,098	351,955,716	114,300,076

NET ASSETS
Total increase in net assets	1,193,701,552	317,186,543	347,093,394	105,219,281
Beginning of year	338,809,749	21,623,206	121,680,932	16,461,651

End of year	$1,532,511,301	$338,809,749	$468,774,326	$121,680,932

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares iBonds Dec 2027 Term Treasury ETF		iShares iBonds Dec 2028 Term Treasury ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,178,211	$798,957	$3,434,882	$326,234
Net realized loss	(415,619)	(2,558,637)	(1,186,299)	(620,076)
Net change in unrealized appreciation (depreciation)	(5,386,794)	(2,213,309)	(3,907,232)	(2,780,154)

Net increase (decrease) in net assets resulting from operations	2,375,798	(3,972,989)	(1,658,649)	(3,073,996)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(7,507,384)	(605,669)	(2,872,284)	(284,375)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	148,717,984	109,683,926	168,503,725	19,144,177

NET ASSETS
Total increase in net assets	143,586,398	105,105,268	163,972,792	15,785,806
Beginning of year	136,548,380	31,443,112	34,637,450	18,851,644

End of year	$280,134,778	$136,548,380	$198,610,242	$34,637,450

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Statements of Changes in Net Assets (continued)

	iShares iBonds Dec 2029 Term Treasury ETF		iShares iBonds Dec 2030 Term Treasury ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,518,080	$345,253	$2,669,582	$1,778,609
Net realized loss	(2,382,599)	(1,371,265)	(5,950,999)	(7,191,029)
Net change in unrealized appreciation (depreciation)	(1,714,708)	(2,134,090)	1,258,705	(10,440,330)

Net decrease in net assets resulting from operations	(1,579,227)	(3,160,102)	(2,022,712)	(15,852,750)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,223,361)	(257,403)	(2,472,543)	(1,460,782)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	84,641,970	24,275,915	78,845,916	88,198,943

NET ASSETS
Total increase in net assets	80,839,382	20,858,410	74,350,661	70,885,411
Beginning of year	38,370,215	17,511,805	74,378,054	3,492,643

End of year	$119,209,597	$38,370,215	$148,728,715	$74,378,054

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares iBonds Dec 2031 Term Treasury ETF		iShares iBonds Dec 2032 Term Treasury ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Period From 07/06/22 to 10/31/22 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,934,236	$276,465	$2,469,924	$40,162
Net realized loss	(221,110)	(1,356,335)	(193,309)	(100,405)
Net change in unrealized appreciation (depreciation)	(8,099,270)	(1,744,029)	(9,437,928)	(351,077)

Net decrease in net assets resulting from operations	(6,386,144)	(2,823,899)	(7,161,313)	(411,320)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(1,586,102)	(218,224)	(2,038,743)	(27,829)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	111,725,174	14,687,889	139,949,762	4,982,474

NET ASSETS
Total increase in net assets	103,752,928	11,645,766	130,749,706	4,543,325
Beginning of period	14,110,923	2,465,157	4,543,325	—

End of period	$117,863,851	$14,110,923	$135,293,031	$4,543,325

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	55

Statements of Changes in Net Assets (continued)

iShares iBonds Dec 2033 Term Treasury ETF
Period From 06/27/23 to 10/31/23 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$370,634
Net realized loss	(466,156)
Net change in unrealized appreciation (depreciation)	(1,490,036)

Net decrease in net assets resulting from operations	(1,585,558)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(148,569)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	70,678,103

NET ASSETS
Total increase in net assets	68,943,976
Beginning of period	—

End of period	$68,943,976

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares iBonds Dec 2023 Term Treasury ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Period From 02/25/20 to 10/31/20	(a)

Net asset value, beginning of period	$24.72	$25.55	$25.71	$24.99

Net investment income(b)	1.12	0.64	0.07	0.11
Net realized and unrealized gain (loss)(c)	0.03	(1.24)	(0.15)	0.70

Net increase (decrease) from investment operations	1.15	(0.60)	(0.08)	0.81

Distributions from net investment income(d)	(1.05)	(0.23)	(0.08)	(0.09)

Net asset value, end of period	$24.82	$24.72	$25.55	$25.71

Total Return(e)
Based on net asset value	4.78%	(2.39)%	(0.30)%	3.25	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.07%	0.07%	0.07%	0.07	%(h)

Total expenses after fees waived	0.05%	0.07%	0.07%	0.07	%(h)

Net investment income	4.53%	2.55%	0.28%	0.63	%(h)

Supplemental Data
Net assets, end of period (000)	$2,215,587	$1,119,613	$68,997	$17,996

Portfolio turnover rate(i)	0%	29%	10%	1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2024 Term Treasury ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Period From 02/25/20 to 10/31/20	(a)

Net asset value, beginning of period	$23.85	$25.54	$25.93	$25.04

Net investment income(b)	1.02	0.59	0.12	0.12
Net realized and unrealized gain (loss)(c)	(0.09)	(1.97)	(0.35)	0.87

Net increase (decrease) from investment operations	0.93	(1.38)	(0.23)	0.99

Distributions(d)
From net investment income	(0.94)	(0.31)	(0.14)	(0.10)
From net realized gain	—	—	(0.02)	—

Total distributions	(0.94)	(0.31)	(0.16)	(0.10)

Net asset value, end of period	$23.84	$23.85	$25.54	$25.93

Total Return(e)
Based on net asset value	3.98%	(5.43)%	(0.90)%	3.95	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.07%	0.07%	0.07%	0.07	%(h)

Total expenses after fees waived	0.07%	0.07%	0.07%	0.07	%(h)

Net investment income	4.30%	2.45%	0.46%	0.69	%(h)

Supplemental Data
Net assets, end of period (000)	$2,646,741	$726,292	$47,257	$12,964

Portfolio turnover rate(i)	7%	63%	112%	7%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2025 Term Treasury ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Period From 02/25/20 to 10/31/20	(a)

Net asset value, beginning of period	$23.21	$25.44	$26.07	$25.07

Net investment income(b)	0.96	0.55	0.15	0.13
Net realized and unrealized gain (loss)(c)	(0.21)	(2.48)	(0.62)	0.97

Net increase (decrease) from investment operations	0.75	(1.93)	(0.47)	1.10

Distributions from net investment income(d)	(0.88)	(0.30)	(0.16)	(0.10)

Net asset value, end of period	$23.08	$23.21	$25.44	$26.07

Total Return(e)
Based on net asset value	3.28%	(7.64)%	(1.83)%	4.39	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.07%	0.07%	0.07%	0.07	%(h)

Total expenses after fees waived	0.07%	0.07%	0.07%	0.07	%(h)

Net investment income	4.12%	2.30%	0.58%	0.71	%(h)

Supplemental Data
Net assets, end of period (000)	$1,532,511	$338,810	$21,623	$15,642

Portfolio turnover rate(i)	15%	63%	15%	2%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	59

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2026 Term Treasury ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Period From 02/25/20 to 10/31/20	(a)

Net asset value, beginning of period	$22.53	$25.33	$26.15	$25.02

Net investment income(b)	0.85	0.50	0.16	0.12
Net realized and unrealized gain (loss)(c)	(0.17)	(2.95)	(0.82)	1.11

Net increase (decrease) from investment operations	0.68	(2.45)	(0.66)	1.23

Distributions from net investment income(d)	(0.78)	(0.35)	(0.16)	(0.10)

Net asset value, end of period	$22.43	$22.53	$25.33	$26.15

Total Return(e)
Based on net asset value	3.01%	(9.70)%	(2.55)%	4.90	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.07%	0.07%	0.07%	0.07	%(h)

Total expenses after fees waived	0.07%	0.07%	0.07%	0.07	%(h)

Net investment income	3.76%	2.11%	0.62%	0.69	%(h)

Supplemental Data
Net assets, end of period (000)	$468,774	$121,681	$16,462	$22,230

Portfolio turnover rate(i)	29%	76%	41%	5%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2027 Term Treasury ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Period From 02/25/20 to 10/31/20	(a)

Net asset value, beginning of period	$22.02	$25.15	$26.19	$25.05

Net investment income(b)	0.85	0.45	0.20	0.12
Net realized and unrealized gain (loss)(c)	(0.37)	(3.24)	(1.06)	1.11

Net increase (decrease) from investment operations	0.48	(2.79)	(0.86)	1.23

Distributions from net investment income(d)	(0.78)	(0.34)	(0.18)	(0.09)

Net asset value, end of period	$21.72	$22.02	$25.15	$26.19

Total Return(e)
Based on net asset value	2.13%	(11.18)%	(3.31)%	4.92	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.07%	0.07%	0.07%	0.07	%(h)

Total expenses after fees waived	0.07%	0.07%	0.07%	0.07	%(h)

Net investment income	3.82%	1.92%	0.78%	0.66	%(h)

Supplemental Data
Net assets, end of period (000)	$280,135	$136,548	$31,443	$14,405

Portfolio turnover rate(i)	10%	58%	18%	45%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	61

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2028 Term Treasury ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Period From 02/25/20 to 10/31/20	(a)

Net asset value, beginning of period	$21.65	$25.14	$26.30	$25.14

Net investment income(b)	0.76	0.36	0.21	0.13
Net realized and unrealized gain (loss)(c)	(0.39)	(3.54)	(1.17)	1.13

Net increase (decrease) from investment operations	0.37	(3.18)	(0.96)	1.26

Distributions from net investment income(d)	(0.66)	(0.31)	(0.20)	(0.10)

Net asset value, end of period	$21.36	$21.65	$25.14	$26.30

Total Return(e)
Based on net asset value	1.62%	(12.70)%	(3.71)%	5.01	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.07%	0.07%	0.07%	0.07	%(h)

Total expenses after fees waived	0.07%	0.07%	0.07%	0.07	%(h)

Net investment income	3.47%	1.54%	0.83%	0.71	%(h)

Supplemental Data
Net assets, end of period (000)	$198,610	$34,637	$18,852	$14,467

Portfolio turnover rate(i)	15%	34%	73%	10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

62	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2029 Term Treasury ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21		Period From 02/25/20 to 10/31/20	(a)

Net asset value, beginning of period	$21.32	$25.02	$26.27		$25.04

Net investment income(b)	0.78	0.39	0.19		0.14
Net realized and unrealized gain (loss)(c)	(0.65)	(3.81)	(1.25)		1.20

Net increase (decrease) from investment operations	0.13	(3.42)	(1.06)		1.34

Distributions from net investment income(d)	(0.72)	(0.28)	(0.19)		(0.11)

Net asset value, end of period	$20.73	$21.32	$25.02		$26.27

Total Return(e)
Based on net asset value	0.55%	(13.72)%	(4.08)%		5.35	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.07%	0.07%	0.07%		0.07	%(h)

Total expenses after fees waived	0.07%	0.07%	0.07%		0.07	%(h)

Net investment income	3.63%	1.68%	0.74%		0.78	%(h)

Supplemental Data
Net assets, end of period (000)	$119,210	$38,370	$17,512		$23,645

Portfolio turnover rate(i)	34%	51%	0	%(j)	19%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)	Rounds to less than 0.5%.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	63

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2030 Term Treasury ETF

	Year Ended 10/31/23	Year Ended 10/31/22		Year Ended 10/31/21	Period From 07/14/20 to 10/31/20	(a)

Net asset value, beginning of period	$19.32	$23.28		$24.58	$25.06

Net investment income(b)	0.58	0.49		0.20	0.04
Net realized and unrealized loss(c)	(0.73)	(4.11)		(1.32)	(0.49)

Net decrease from investment operations	(0.15)	(3.62)		(1.12)	(0.45)

Distributions from net investment income(d)	(0.58)	(0.34)		(0.18)	(0.03)

Net asset value, end of period	$18.59	$19.32		$23.28	$24.58

Total Return(e)
Based on net asset value	(0.88)%	(15.69)%		(4.58)%	(1.81	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.07%	0.07%		0.07%	0.07	%(h)

Total expenses after fees waived	0.07%	0.07%		0.07%	0.07	%(h)

Net investment income	2.99%	2.36%		0.83%	0.53	%(h)

Supplemental Data
Net assets, end of period (000)	$148,729	$74,378		$3,493	$2,458

Portfolio turnover rate(i)	43%	0	%(j)	37%	36%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)	Rounds to less than 1%.

See notes to financial statements.

64	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2031 Term Treasury ETF

	Year Ended 10/31/23		Year Ended 10/31/22	Period From 07/13/21 to 10/31/21	(a)

Net asset value, beginning of period	$20.16		$24.65	$24.91

Net investment income(b)	0.69		0.55	0.10
Net realized and unrealized loss(c)	(1.07)		(4.63)	(0.30)

Net decrease from investment operations	(0.38)		(4.08)	(0.20)

Distributions(d)
From net investment income	(0.62)		(0.39)	(0.06)
From net realized gain	—		(0.02)	—

Total distributions	(0.62)		(0.41)	(0.06)

Net asset value, end of period	$19.16		$20.16	$24.65

Total Return(e)
Based on net asset value	(2.03)%		(16.73)%	(0.81	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.07%		0.07%	0.07	%(h)

Total expenses after fees waived	0.07%		0.07%	0.07	%(h)

Net investment income	3.38%		2.54%	1.29	%(h)

Supplemental Data
Net assets, end of period (000)	$117,864		$14,111	$2,465

Portfolio turnover rate(i)	0	%(j)	10%	26%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)	Rounds to less than 0.5%.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	65

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2032 Term Treasury ETF

	Year Ended 10/31/23	Period From 07/06/22 to 10/31/22	(a)

Net asset value, beginning of period	$22.72	$24.88

Net investment income(b)	0.84	0.23
Net realized and unrealized loss(c)	(1.33)	(2.25)

Net decrease from investment operations	(0.49)	(2.02)

Distributions from net investment income(d)	(0.75)	(0.14)

Net asset value, end of period	$21.48	$22.72

Total Return(e)
Based on net asset value	(2.37)%	(8.16	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.07%	0.07	%(h)

Total expenses after fees waived	0.07%	0.07	%(h)

Net investment income	3.67%	2.97	%(h)

Supplemental Data
Net assets, end of period (000)	$135,293	$4,543

Portfolio turnover rate(i)	13%	47%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

66	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2033 Term Treasury ETF

	Period From 06/27/23 to 10/31/23	(a)

Net asset value, beginning of period	$25.00

Net investment income(b)	0.35
Net realized and unrealized loss(c)	(2.19)

Net decrease from investment operations	(1.84)

Distributions from net investment income(d)	(0.18)

Net asset value, end of period	$22.98

Total Return(e)
Based on net asset value	(7.38	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.07	%(h)

Total expenses after fees waived	0.07	%(h)

Net investment income	4.18	%(h)

Supplemental Data
Net assets, end of period (000)	$68,944

Portfolio turnover rate(i)	55%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
iBonds Dec 2023 Term Treasury	Diversified(a)
iBonds Dec 2024 Term Treasury	Diversified(a)
iBonds Dec 2025 Term Treasury	Diversified(a)
iBonds Dec 2026 Term Treasury	Diversified(a)
iBonds Dec 2027 Term Treasury	Diversified(a)
iBonds Dec 2028 Term Treasury	Diversified(a)
iBonds Dec 2029 Term Treasury	Diversified(a)
iBonds Dec 2030 Term Treasury	Diversified
iBonds Dec 2031 Term Treasury	Diversified
iBonds Dec 2032 Term Treasury	Diversified
iBonds Dec 2033 Term Treasury(b)	Diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.
(b)	The Fund commenced operations on June 27, 2023.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

68	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral.

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements  (continued)

In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

iBonds Dec 2023 Term Treasury
Morgan Stanley	$16,892,354	$(16,892,354)	$—		$—

iBonds Dec 2024 Term Treasury
Barclays Capital, Inc.	$24,203,125	$(24,203,125)	$—		$—
Morgan Stanley	48,645,899	(48,645,899)	—		—
TD Securities (USA) LLC	15,829,375	(15,829,375)	—		—

	$88,678,399	$(88,678,399)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.07%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations does not include acquired fund fees and expenses.

BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through the termination date of such Fund, in an amount equal to acquired fund fees and expenses, if any, attributable to each Fund’s investments in other funds advised by BFA or its affiliates.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended October 31, 2023, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

iShares ETF	Amounts Waived
iBonds Dec 2023 Term Treasury	$411,302
iBonds Dec 2024 Term Treasury	12,520
iBonds Dec 2025 Term Treasury	6,936
iBonds Dec 2026 Term Treasury	1,460
iBonds Dec 2027 Term Treasury	540
iBonds Dec 2028 Term Treasury	609
iBonds Dec 2029 Term Treasury	295
iBonds Dec 2030 Term Treasury	625
iBonds Dec 2031 Term Treasury	212
iBonds Dec 2032 Term Treasury	135
iBonds Dec 2033 Term Treasury	19

70	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended October 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts
iBonds Dec 2023 Term Treasury	$174,638
iBonds Dec 2024 Term Treasury	10,982
iBonds Dec 2025 Term Treasury	1,202
iBonds Dec 2026 Term Treasury	28
iBonds Dec 2027 Term Treasury	57
iBonds Dec 2028 Term Treasury	103
iBonds Dec 2029 Term Treasury	12
iBonds Dec 2031 Term Treasury	89
iBonds Dec 2032 Term Treasury	42

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements  (continued)

6.	PURCHASES AND SALES

For the year ended October 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

	U.S. Government Securities
iShares ETF	Purchases	Sales
iBonds Dec 2023 Term Treasury	$—	$98,907,685
iBonds Dec 2024 Term Treasury	128,223,265	195,774,103
iBonds Dec 2025 Term Treasury	162,806,723	201,666,483
iBonds Dec 2026 Term Treasury	82,157,836	88,801,112
iBonds Dec 2027 Term Treasury	21,947,264	26,392,909
iBonds Dec 2028 Term Treasury	14,833,375	16,828,576
iBonds Dec 2029 Term Treasury	23,733,346	24,181,868
iBonds Dec 2030 Term Treasury	38,377,484	40,990,042
iBonds Dec 2031 Term Treasury	155,046	1,133,841
iBonds Dec 2032 Term Treasury	8,841,724	9,367,601
iBonds Dec 2033 Term Treasury	85,380,614	15,560,335

For the year ended October 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
iBonds Dec 2023 Term Treasury	$1,878,957,999	$516,585,096
iBonds Dec 2024 Term Treasury	2,119,024,833	214,297,220
iBonds Dec 2025 Term Treasury	1,386,520,087	193,354,992
iBonds Dec 2026 Term Treasury	373,170,395	24,930,053
iBonds Dec 2027 Term Treasury	202,419,155	54,911,213
iBonds Dec 2028 Term Treasury	193,535,525	26,963,006
iBonds Dec 2029 Term Treasury	85,786,828	2,133,133
iBonds Dec 2030 Term Treasury	136,987,016	59,298,426
iBonds Dec 2031 Term Treasury	136,141,168	25,331,145
iBonds Dec 2032 Term Treasury	161,493,020	23,030,653
iBonds Dec 2033 Term Treasury	67,361,105	—

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
iBonds Dec 2023 Term Treasury	$(209,797)	$209,797
iBonds Dec 2024 Term Treasury	514,460	(514,460)
iBonds Dec 2025 Term Treasury	403,086	(403,086)
iBonds Dec 2026 Term Treasury	323,877	(323,877)
iBonds Dec 2027 Term Treasury	576,081	(576,081)
iBonds Dec 2028 Term Treasury	402,400	(402,400)
iBonds Dec 2029 Term Treasury	14,547	(14,547)
iBonds Dec 2030 Term Treasury	98,966	(98,966)
iBonds Dec 2031 Term Treasury	31,734	(31,734)
iBonds Dec 2032 Term Treasury	124,825	(124,825)

72	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/23	Year Ended 10/31/22

iBonds Dec 2023 Term Treasury
Ordinary income	$108,095,152	$2,873,254

iBonds Dec 2024 Term Treasury
Ordinary income	$80,598,526	$3,252,740

iBonds Dec 2025 Term Treasury
Ordinary income	$42,238,905	$1,262,837

iBonds Dec 2026 Term Treasury
Ordinary income	$9,506,757	$1,311,849

iBonds Dec 2027 Term Treasury
Ordinary income	$7,507,384	$605,669

iBonds Dec 2028 Term Treasury
Ordinary income	$2,872,284	$284,375

iBonds Dec 2029 Term Treasury
Ordinary income	$2,223,361	$257,403

iBonds Dec 2030 Term Treasury
Ordinary income	$2,472,543	$1,460,782

iBonds Dec 2031 Term Treasury
Ordinary income	$1,586,102	$218,224

iShares ETF	Year Ended 10/31/23	Period Ended 10/31/22

iBonds Dec 2032 Term Treasury
Ordinary income	$2,038,743	$27,829

iShares ETF	Period Ended 10/31/23

iBonds Dec 2033 Term Treasury
Ordinary income	$148,569

As of October 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
iBonds Dec 2023 Term Treasury	$9,919,061	$(2,589,394)	$(522,710)	$6,806,957
iBonds Dec 2024 Term Treasury	10,017,111	(7,072,963)	(16,484,435)	(13,540,287)
iBonds Dec 2025 Term Treasury	5,877,747	(5,993,028)	(20,209,763)	(20,325,044)
iBonds Dec 2026 Term Treasury	1,452,305	(6,379,378)	(9,482,524)	(14,409,597)
iBonds Dec 2027 Term Treasury	886,458	(3,711,632)	(8,137,069)	(10,962,243)
iBonds Dec 2028 Term Treasury	630,474	(2,436,608)	(7,235,674)	(9,041,808)
iBonds Dec 2029 Term Treasury	392,454	(3,674,248)	(4,731,548)	(8,013,342)
iBonds Dec 2030 Term Treasury	517,983	(6,367,110)	(9,325,795)	(15,174,922)
iBonds Dec 2031 Term Treasury	412,303	(319,672)	(9,876,865)	(9,784,234)
iBonds Dec 2032 Term Treasury	443,529	(342,920)	(9,864,639)	(9,764,030)
iBonds Dec 2033 Term Treasury	222,065	(466,156)	(1,490,036)	(1,734,127)

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements  (continued)

As of October 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
iBonds Dec 2023 Term Treasury	$2,030,364,650	$1	$(522,711)	$(522,710)
iBonds Dec 2024 Term Treasury	2,743,440,437	—	(16,484,435)	(16,484,435)
iBonds Dec 2025 Term Treasury	1,524,507,901	—	(20,209,763)	(20,209,763)
iBonds Dec 2026 Term Treasury	476,428,792	—	(9,482,524)	(9,482,524)
iBonds Dec 2027 Term Treasury	286,249,732	—	(8,137,069)	(8,137,069)
iBonds Dec 2028 Term Treasury	204,035,383	74	(7,235,748)	(7,235,674)
iBonds Dec 2029 Term Treasury	123,043,557	—	(4,731,548)	(4,731,548)
iBonds Dec 2030 Term Treasury	156,398,121	—	(9,325,795)	(9,325,795)
iBonds Dec 2031 Term Treasury	126,799,920	—	(9,876,865)	(9,876,865)
iBonds Dec 2032 Term Treasury	143,190,635	—	(9,864,639)	(9,864,639)
iBonds Dec 2033 Term Treasury	69,435,487	—	(1,490,036)	(1,490,036)

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Funds invest.

74	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/23		Year Ended 10/31/22

iShares ETF	Shares	Amount	Shares	Amount

iBonds Dec 2023 Term Treasury
Shares sold	81,550,000	$2,014,964,208	43,750,000	$1,084,812,929
Shares redeemed	(37,600,000)	(930,570,556)	(1,150,000)	(29,207,550)

	43,950,000	$1,084,393,652	42,600,000	$1,055,605,379

iBonds Dec 2024 Term Treasury
Shares sold	89,650,000	$2,138,309,056	28,600,000	$690,799,667
Shares redeemed	(9,100,000)	(216,808,185)	—	—

	80,550,000	$1,921,500,871	28,600,000	$690,799,667

iBonds Dec 2025 Term Treasury
Shares sold	60,250,000	$1,400,600,895	16,900,000	$400,527,356
Shares redeemed	(8,450,000)	(195,382,937)	(3,150,000)	(75,058,258)

	51,800,000	$1,205,217,958	13,750,000	$325,469,098

iBonds Dec 2026 Term Treasury
Shares sold	16,600,000	$377,080,574	6,050,000	$143,475,143
Shares redeemed	(1,100,000)	(25,124,858)	(1,300,000)	(29,175,067)

	15,500,000	$351,955,716	4,750,000	$114,300,076

iBonds Dec 2027 Term Treasury
Shares sold	9,200,000	$204,037,260	6,500,000	$145,216,995
Shares redeemed	(2,500,000)	(55,319,276)	(1,550,000)	(35,533,069)

	6,700,000	$148,717,984	4,950,000	$109,683,926

iBonds Dec 2028 Term Treasury
Shares sold	8,950,000	$195,800,219	850,000	$19,144,177
Shares redeemed	(1,250,000)	(27,296,494)	—	—

	7,700,000	$168,503,725	850,000	$19,144,177

iBonds Dec 2029 Term Treasury
Shares sold	4,050,000	$86,801,211	1,550,000	$33,986,141
Shares redeemed	(100,000)	(2,159,241)	(450,000)	(9,710,226)

	3,950,000	$84,641,970	1,100,000	$24,275,915

iBonds Dec 2030 Term Treasury
Shares sold	7,150,000	$138,668,133	8,850,000	$187,513,182
Shares redeemed	(3,000,000)	(59,822,217)	(5,150,000)	(99,314,239)

	4,150,000	$78,845,916	3,700,000	$88,198,943

iBonds Dec 2031 Term Treasury
Shares sold	6,700,000	$137,269,008	1,500,000	$32,943,636
Shares redeemed	(1,250,000)	(25,543,834)	(900,000)	(18,255,747)

	5,450,000	$111,725,174	600,000	$14,687,889

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements  (continued)

	Year Ended 10/31/23		Period Ended 10/31/22

iShares ETF	Shares	Amount	Shares	Amount

iBonds Dec 2032 Term Treasury
Shares sold	7,150,000	$163,243,790	200,000	$4,982,474
Shares redeemed	(1,050,000)	(23,294,028)	—	—

	6,100,000	$139,949,762	200,000	$4,982,474

	Period Ended 10/31/23(a)

iShares ETF	Shares	Amount

iBonds Dec 2033 Term Treasury
Shares sold	3,000,000	$70,678,103

(a)	The Fund commenced operations on June 27, 2023.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

10.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:

Planned Fund Liquidation: In accordance with its prospectus and its investment objective, the iShares iBonds Dec 2023 Term Treasury ETF ceased trading after the close of business on December 15, 2023. Proceeds of the liquidation are currently scheduled to be sent to shareholders on December 22, 2023.

76	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the eleven funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (eleven of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

  iShares iBonds Dec 2023 Term Treasury ETF(1)

  iShares iBonds Dec 2024 Term Treasury ETF(1)

  iShares iBonds Dec 2025 Term Treasury ETF(1)

  iShares iBonds Dec 2026 Term Treasury ETF(1)

  iShares iBonds Dec 2027 Term Treasury ETF(1)

  iShares iBonds Dec 2028 Term Treasury ETF(1)

  iShares iBonds Dec 2029 Term Treasury ETF(1)

  iShares iBonds Dec 2030 Term Treasury ETF(1)

  iShares iBonds Dec 2031 Term Treasury ETF(1)

  iShares iBonds Dec 2032 Term Treasury ETF(2)

  iShares iBonds Dec 2033 Term Treasury ETF (3)

(1) Statement of operations for the year ended October 31, 2023 and statement of changes in net assets for each of the two years in the period ended October 31, 2023.

(2) Statement of operations for the year ended October 31, 2023, and statement of changes in net assets for the year ended October 31, 2023 and for the period July 6, 2022 (commencement of operations) to October 31, 2022.

(3) Statement of operations and statement of changes in net assets for the period June 27, 2023 (commencement of operations) to October 31, 2023.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	77

Important Tax Information (unaudited)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2023:

iShares ETF	Federal Obligation Interest
iBonds Dec 2023 Term Treasury	$114,510,072
iBonds Dec 2024 Term Treasury	88,860,520
iBonds Dec 2025 Term Treasury	47,216,777
iBonds Dec 2026 Term Treasury	10,650,079
iBonds Dec 2027 Term Treasury	8,178,078
iBonds Dec 2028 Term Treasury	3,434,696
iBonds Dec 2029 Term Treasury	2,518,057
iBonds Dec 2030 Term Treasury	2,669,579
iBonds Dec 2031 Term Treasury	1,934,029
iBonds Dec 2032 Term Treasury	2,469,766
iBonds Dec 2033 Term Treasury	370,634
The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2023:

iShares ETF	Interest Dividends
iBonds Dec 2023 Term Treasury	$114,510,072
iBonds Dec 2024 Term Treasury	88,860,520
iBonds Dec 2025 Term Treasury	47,216,777
iBonds Dec 2026 Term Treasury	10,650,079
iBonds Dec 2027 Term Treasury	8,178,078
iBonds Dec 2028 Term Treasury	3,434,696
iBonds Dec 2029 Term Treasury	2,518,057
iBonds Dec 2030 Term Treasury	2,669,579
iBonds Dec 2031 Term Treasury	1,934,029
iBonds Dec 2032 Term Treasury	2,469,766
iBonds Dec 2033 Term Treasury	370,634

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2023:

iShares ETF	Interest-Related Dividends
iBonds Dec 2023 Term Treasury	$114,510,072
iBonds Dec 2024 Term Treasury	88,860,520
iBonds Dec 2025 Term Treasury	47,216,777
iBonds Dec 2026 Term Treasury	10,650,079
iBonds Dec 2027 Term Treasury	8,178,078
iBonds Dec 2028 Term Treasury	3,434,696
iBonds Dec 2029 Term Treasury	2,518,057
iBonds Dec 2030 Term Treasury	2,669,579
iBonds Dec 2031 Term Treasury	1,934,029
iBonds Dec 2032 Term Treasury	2,469,766
iBonds Dec 2033 Term Treasury	370,634

78	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares iBonds Dec 2023TermTreasury ETF, iShares iBonds Dec 2024TermTreasury ETF, iShares iBonds Dec 2025TermTreasury ETF, iShares iBonds Dec 2026 Term Treasury ETF, iShares iBonds Dec 2027 Term Treasury ETF, iShares iBonds Dec 2028 Term Treasury ETF, iShares iBonds Dec 2029 Term Treasury ETF, iShares iBonds Dec 2030 Term Treasury ETF, iShares iBonds Dec 2031 Term Treasury ETF, iShares iBonds Dec 2032 Term Treasury ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	79

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately

80	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares iBonds Dec 2033 Term Treasury ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required to consider and approve the proposed Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Agreement. At a meeting held on March 29-30, 2023, the Board, including the Independent Board Members, approved the selection of BFA as investment adviser and approved the proposed Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) potential economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the Advisory Agreement are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Agreement.

Nature, Extent and Quality of Services to be Provided by BFA: The Board reviewed the scope of services to be provided by BFA under the Advisory Agreement. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time and have made significant investments into the iShares business to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. The Board also considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided throughout the year with respect to other iShares funds, and other matters related to BFA’s portfolio compliance program.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement supported the Board’s approval of the Advisory Agreement.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Agreement or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board considered information that it had previously received regarding potential economies of scale, efficiencies and scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

This consideration of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the Advisory Agreement.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services,

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	81

Board Review and Approval of Investment Advisory Contract  (continued)

including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that will be provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Agreement.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Agreement.

82	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

iBonds Dec 2023 Term Treasury	$1.046366	$—	$—	$1.046366	100%	—%	—%	100%
iBonds Dec 2024 Term Treasury	0.937767	—	—	0.937767	100	—	—	100
iBonds Dec 2025 Term Treasury	0.877273	—	—	0.877273	100	—	—	100
iBonds Dec 2026 Term Treasury	0.780209	—	—	0.780209	100	—	—	100
iBonds Dec 2028 Term Treasury	0.656171	—	—	0.656171	100	—	—	100
iBonds Dec 2029 Term Treasury	0.721540	—	—	0.721540	100	—	—	100
iBonds Dec 2030 Term Treasury	0.580321	—	—	0.580321	100	—	—	100

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	83

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of October 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

84	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited)  (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).
Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	85

Trustee and Officer Information (unaudited)  (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

  Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

  Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

86	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	87

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iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by ICE Data Indices, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1024-1023

OCTOBER 31, 2023

2023 Annual Report

iShares Trust

• iShares 0-5 Year High Yield Corporate Bond ETF | SHYG | NYSE Arca

• iShares Broad USD High Yield Corporate Bond ETF | USHY | Cboe BZX

• iShares ESG Advanced High Yield Corporate Bond ETF | HYXF | NASDAQ

• iShares Fallen Angels USD Bond ETF | FALN | NASDAQ

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	1.39%	10.14%

U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)

International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40

Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

U.S. Bond Market Overview

The U.S. fixed-income market, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a return of 0.36% for the 12 months ended October 31, 2023 (the “reporting period”). The benefit of income outweighed the effect of falling prices, leading to a narrow gain.

Several factors played a role in the weak showing for bonds. When the reporting period began, the market was seeing support from a decline in inflation from the peak reached in the months following the outbreak of war in Ukraine. The easing of price pressures fueled expectations that the U.S. Federal Reserve (Fed) could be nearing the end of its long series of interest rate hikes, leading to positive market performance in late 2022. As 2023 progressed, however, the combination of persistent inflation and communications from Fed officials made it clear that although rate hikes were indeed winding down, interest rates were likely to remain “higher for longer.” Continued strength in economic growth, together with elevated housing prices and robust employment, reinforced the notion that the Fed would need to maintain high rates to prevent a reacceleration of inflation. The Fed ultimately raised rates six times over the course of the 12-month period, bringing the benchmark fed funds rate from a range of 3.0-3.25% to 5.25%-5.50%. More important, however, was the fact that the markets continued to push out expectations for the central bank’s first rate cut. At the beginning of the period, the futures markets were indicating the initial rate reduction would occur in the second half of 2023. In contrast, the expected timing had shifted to late 2024 by the end of October.

In this environment, U.S. Treasury yields moved higher across the maturity spectrum (as prices fell). The two-year note climbed 4.48% to 5.09% over the course of the 12-month period, while the 10-year yield rose from 4.05% to 4.93%. Both issues finished October 2023 near their highest levels since 2007. The government bond market, in addition to being affected by rising interest rates, was further pressured by worries that the need for increased Treasury issuance would create an imbalance of supply and demand in the market.

The volatility in U.S. Treasuries, together with lower mortgage pre-payments and the Fed’s efforts to reduce the fixed-income holdings on its balance sheet, caused mortgage-backed securities to finish with a negative return. Conversely, the other major segments of the securitized category—asset-backed securities and commercial mortgage-backed securities—posted gains. Investment-grade corporate bonds also produced positive returns and outpaced Treasuries. The asset class benefited from a larger contribution from income and a decline in its yield spreads versus government issues.

Bonds with maturities of ten years and above, which are most sensitive to rate movements, trailed the broader market. On the other hand, issues in the three- to- seven-year maturity range outperformed. Higher-rated investment-grade bonds, whose performance is dictated more by interest-rate trends than credit developments, generally lagged lower-rated securities.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® 0-5 Year High Yield Corporate Bond ETF

Investment Objective

The iShares 0-5 Year High Yield Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds with remaining maturities of less than five years, as represented by the Markit iBoxx® USD Liquid High Yield 0-5 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	5.69%	2.86%	3.17%	5.69%	15.16%	36.61%
Fund Market	5.84	2.89	3.16	5.84	15.29	36.56
Index	5.90	3.25	3.48	5.90	17.31	40.75

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,007.70	$ 1.52		$ 1,000.00	$ 1,023.70	$ 1.53		0.30%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2023 (continued)	iShares® 0-5 Year High Yield Corporate Bond ETF

Portfolio Management Commentary

Short-term high yield bonds produced a solid gain in the 12-month period ended October 31, 2023. The category was helped by the contribution its above-average income provided to total returns. In addition, its lower interest-rate sensitivity in relation to the broader market was a positive attribute in an environment of rising yields.

Short-term high yield bonds slightly outperformed the larger high yield market. Although short-term issues held up slightly better than longer-term securities in a time of rising rates, the advantage was offset by the category’s slightly lower income.

Despite the short-lived regional banking crisis in March, financials were the strongest performer among the three major sectors in the Index. Finance companies performed particularly well, as did brokerage/asset management firms. The industrials sector also delivered healthy gain. Within industrials, energy issues—which were boosted by the positive impact rising oil prices had on the finances of companies in the industry—contributed to the sector’s strong showing. In addition, economically sensitive issues in the materials and consumer-related categories generated robust returns as the recession investors were anticipating in late 2022 failed to materialize. Utilities were the weakest of the three sectors, but the effect on overall Index returns was relatively limited due to the category’s small weighting.

Lower-rated bonds in the Index outperformed higher-rated issues, largely as a result of investors’ healthy appetite for risk and the fact that credit trends, more than interest-rate movements, are generally the key driver of returns in this area.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Rating*	Percent of Total Investments	(a)

Baa	1.8%
Ba	38.7
B	47.4
Caa	10.7
Ca	0.3
C	0.1
Not Rated	1.0

MATURITY ALLOCATION

Maturity	Percent of Total Investments	(a)

0-1 Year	4.6%
1-2 Years	14.8
2-3 Years	25.6
3-4 Years	24.7
4-5 Years	30.2
6-7 Years	0.1

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® Broad USD High Yield Corporate Bond ETF

Investment Objective

The iShares Broad USD HighYield Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds, as represented by the ICE BofA U.S. High Yield Constrained Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	5.80%	2.81%	2.42%	5.80%	14.85%	15.48%
Fund Market	6.02	2.83	2.44	6.02	14.95	15.63
Index	5.81	2.86	2.52	5.81	15.16	16.18

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was October 25, 2017. The first day of secondary market trading was October 26, 2017.

On 3/1/2021 the Fund began to track the 4pm pricing variant of the ICE BofA US High Yield Constrained Index. Historical index data prior to 3/1/2021 is for the 3pm pricing variant of the ICE BofA US High Yield Constrained Index. Index data on and after 3/1/2021 is for the 4pm pricing variant of the ICE BofA US High Yield Constrained Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 999.30	$ 0.76		$ 1,000.00	$ 1,024.40	$ 0.77		0.15%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2023 (continued)	iShares® Broad USD High Yield Corporate Bond ETF

Portfolio Management Commentary

High yield corporate bonds delivered a solid gain in the annual period, as gauged by the 5.11% return for the ICE BofA US High Yield Constrained Index. Expectations that central banks were nearing the end of their rate-hiking cycles helped fuel positive investor sentiment, as did mounting hopes that the U.S. economy would avoid a recession. These developments contributed to a decline in credit spreads over the course of the period. Together with the contribution from income, the compression in spreads outweighed the headwind from rising yields in the government bond market.

The Fund returned 7.97% at net asset value. The industrials sector, the largest sector in the Index, generated a robust gain. Consumer cyclicals were the top-performing industry in the category. On the other hand, the transportation and communications industries lagged. The financials sector also produced a positive return and outpaced industrials thanks to relative strength in the brokerage/asset management/exchanges and finance companies categories. Utilities logged a modest gain in the period, but the effect on the Index was minimal due to the sector’s small weighting.

Lower-rated bonds in the Index outperformed higher-rated issues, largely as a result of investors’ healthy appetite for risk and the fact that credit trends, more than interest-rate movements, are generally the key driver of returns in this area.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Rating*	Percent of Total Investments	(a)

Baa	1.7%
Ba	38.7
B	46.6
Caa	11.3
Ca	0.4
Not Rated	1.3

MATURITY ALLOCATION

Maturity	Percent of Total Investments	(a)

0-1 Year	0.1%
1-5 Years	54.0
5-10 Years	42.5
10-15 Years	1.3
15-20 Years	0.4
More than 20 Years	1.7

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® ESG Advanced High Yield Corporate Bond ETF

Investment Objective

The iShares ESG Advanced HighYield Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated high yield corporate bonds from issuers with a favorable environmental, social and governance rating as identified by the index provider, while applying extensive screens for involvement in controversial activities, as represented by the Bloomberg MSCI US High Yield Choice ESG Screened Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	3.70%	2.14%	3.29%	3.70%	11.15%	27.02%
Fund Market	4.25	2.09	3.32	4.25	10.90	27.30
Index	3.91	2.36	3.56	3.91	12.39	29.45

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 14, 2016. The first day of secondary market trading was June 16, 2016.

Index performance through September 14, 2020 reflects the performance of the Markit iBoxx USD Liquid High Yield ex-Oil & Gas Index. Index performance beginning on September 15, 2020 reflects the performance of the Bloomberg MSCI US High Yield Choice ESG Screened Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 989.50	$ 1.76		$ 1,000.00	$ 1,023.40	$ 1.79		0.35%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Management Commentary

High yield corporate bonds posted a solid gain and strongly outpaced the investment-grade market in the annual period. Income made a substantial contribution to total returns, and credit spreads relative to U.S. Treasuries experienced a modest tightening. Together, these factors outweighed the headwind from rising government bond yields. The general strength in investors’ appetite for risk, which was fueled in part by better-than-expected economic growth, also supported returns. High yield further benefited from its lower interest rate sensitivity at a time of rising rates.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2023 (continued)	iShares® ESG Advanced High Yield Corporate Bond ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Rating*	Percent of Total Investments(a)

Baa	1.5%
Ba	46.1
B	42.4
Caa	8.0
Ca	0.6
Not Rated	1.4

MATURITY ALLOCATION

Maturity	Percent of Total Investments(a)

1-5 Years	49.2%
5-10 Years	47.2
10-15 Years	1.5
15-20 Years	0.2
More than 20 Years	1.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® Fallen Angels USD Bond ETF

Investment Objective

The iShares Fallen Angels USD Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds that were previously rated investment grade, as represented by the Bloomberg U.S. High Yield Fallen Angel 3% Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	7.06%	4.02%	5.26%	7.06%	21.76%	45.96%
Fund Market	7.47	4.00	5.24	7.47	21.66	45.77
Index	7.01	4.64	5.75	7.01	25.47	51.08

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 14, 2016. The first day of secondary market trading was June 16, 2016.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,005.50	$ 1.26		$ 1,000.00	$ 1,023.90	$ 1.28		0.25%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2023 (continued)	iShares® Fallen Angels USD Bond ETF

Portfolio Management Commentary

High yield corporate bonds registered a gain and outpaced the investment-grade market in the annual period. Several factors played a role in the category’s positive return, including its above-average yield, lower degree of interest rate sensitivity, and the positive sentiment associated with better-than-expected economic growth. The asset class was further helped by gains for both equities and crude oil, as well as the fact that the overall default rate—while ticking up—remained below the historical average. Fallen angel bonds (i.e., bonds of companies formerly rated as investment grade that have moved into high yield territory due to downgrades of their credit ratings) finished slightly ahead of the broader market.

Industrials, which make up the vast majority of the Index, were the strongest performer of the three major sectors. Within industrials, metals & mining issues delivered particularly robust returns, as did the transportation and energy industries. Capital goods and communications issues also contributed to the sector’s outperformance. The utilities sector, while performing well in absolute terms, trailed the Index. Financials also lagged, primarily as a result of weakness in the banking industry.

In terms of credit quality, the highest-rated category in the Index—bonds rated Baa by Moody’s—was the leading performer. This represented a contrast to the broader high yield market, where higher-rated issuers generally lagged their lower-quality counterparts.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Rating*	Percent of Total Investments(a)

Baa	12.6%
Ba	58.7
B	19.5
Caa	4.4
C	0.5
Not Rated	4.3

MATURITY ALLOCATION

Maturity	Percent of Total Investments(a)

0-1 Year	2.2%
1-5 Years	44.5
5-10 Years	24.5
10-15 Years	13.6
15-20 Years	3.8
More than 20 Years	11.4

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	13

Schedule of Investments October 31, 2023	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.9%
Clear Channel International BV, 6.63%, 08/01/25 (Call 11/13/23)(a)(b)	$2,760	$2,697,900
Clear Channel Outdoor Holdings Inc. 5.13%, 08/15/27 (Call 12/01/23)(a)(b)	9,465	8,404,683
7.75%, 04/15/28 (Call 04/15/24)(a)(b)	7,450	5,678,763
9.00%, 09/15/28 (Call 09/15/25)(b)	5,790	5,635,407
Lamar Media Corp., 3.75%, 02/15/28 (Call 11/16/23)(b)	4,430	3,942,146
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.00%, 08/15/27 (Call 11/13/23)(a)(b)	4,806	4,265,325
6.25%, 06/15/25 (Call 12/01/23)(a)	3,169	3,127,169
Summer BC Bidco B LLC, 5.50%, 10/31/26 (Call 12/01/23)(a)	3,146	2,729,344
Terrier Media Buyer Inc., 8.88%, 12/15/27 (Call 11/13/23)(a)(b)	7,555	5,881,775

		42,362,512

Aerospace & Defense — 3.0%
Bombardier Inc. 6.00%, 02/15/28 (Call 02/15/24)(a)	5,750	5,100,090
7.13%, 06/15/26 (Call 12/01/23)(a)	9,065	8,718,518
7.50%, 03/15/25 (Call 12/01/23)(a)(b)	3,370	3,365,033
7.88%, 04/15/27 (Call 12/01/23)(a)	14,249	13,695,793
F-Brasile SpA/F-Brasile U.S. LLC, Series XR, 7.38%, 08/15/26 (Call 11/13/23)(a)(b)	3,740	3,470,408
Moog Inc., 4.25%, 12/15/27 (Call 12/01/23)(a)	3,690	3,301,258
Rolls-Royce PLC
3.63%, 10/14/25 (Call 07/14/25)(a)	7,476	7,058,590
5.75%, 10/15/27 (Call 07/15/27)(a)	7,395	7,013,233
Spirit AeroSystems Inc.
4.60%, 06/15/28 (Call 03/15/28)(b)	5,230	4,137,092
7.50%, 04/15/25 (Call 12/01/23)(a)	9,365	9,341,587
TransDigm Inc.
5.50%, 11/15/27 (Call 12/01/23)(b)	19,750	18,383,300
6.25%, 03/15/26 (Call 12/01/23)(a)	34,700	33,907,105
6.75%, 08/15/28 (Call 02/15/25)(a)	4,700	4,553,125
7.50%, 03/15/27 (Call 12/01/23)(b)	4,359	4,353,194
Triumph Group Inc.
7.75%, 08/15/25 (Call 12/01/23)(b)	3,687	3,502,650
9.00%, 03/15/28 (Call 03/15/25)(a)	9,075	8,789,421

		138,690,397

Agriculture — 0.2%
Darling Ingredients Inc., 5.25%, 04/15/27 (Call 11/13/23)(a)(b)	3,650	3,470,175
Vector Group Ltd., 10.50%, 11/01/26 (Call 12/01/23)(a)	4,246	4,242,221

		7,712,396

Airlines — 2.4%
Air Canada, 3.88%, 08/15/26 (Call 02/15/26)(a)(b)	8,887	8,087,170
Allegiant Travel Co., 7.25%, 08/15/27 (Call 08/15/24)(a)	4,162	3,766,610
American Airlines Group Inc., 3.75%, 03/01/25(a)	4,138	3,863,894
American Airlines Inc. 7.25%, 02/15/28 (Call 02/15/25)(a)(b)	6,040	5,624,750
11.75%, 07/15/25(a)(b)	17,604	18,649,237
American Airlines Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/26(a)	20,789	20,205,476
Delta Air Lines Inc. 2.90%, 10/28/24 (Call 09/28/24)(b)	7,414	7,126,708

Security	Par (000)	Value

Airlines (continued)
4.38%, 04/19/28 (Call 01/19/28)(b)	$4,000	$3,658,773
7.38%, 01/15/26 (Call 12/15/25)(b)	6,316	6,378,844
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26 (Call 01/20/24)(a)(b)	8,904	6,558,241
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/25 (Call 11/14/23)(a)(b)	3,761	2,773,294
8.00%, 09/20/25 (Call 11/14/23)(a)	4,436	3,271,550
United Airlines Holdings Inc., 4.88%, 01/15/25(b)	2,684	2,602,477
United Airlines Inc., 4.38%, 04/15/26 (Call 10/15/25)(a)	15,088	13,987,833
VistaJet Malta Finance PLC/Vista Management
Holding Inc. 7.88%, 05/01/27 (Call 05/01/24)(a)(b)	3,891	2,996,070
9.50%, 06/01/28 (Call 06/01/25)(a)(b)	3,780	2,891,700

		112,442,627

Apparel — 0.3%
Hanesbrands Inc., 4.88%, 05/15/26 (Call 02/15/26)(a)(b)	6,795	6,242,906
Under Armour Inc., 3.25%, 06/15/26 (Call 03/15/26)(b)	4,468	4,068,248
William Carter Co. (The), 5.63%, 03/15/27 (Call 12/01/23)(a)	3,681	3,512,558

		13,823,712

Auto Manufacturers — 3.7%
Allison Transmission Inc., 4.75%, 10/01/27 (Call 11/13/23)(a)	2,970	2,710,125
Aston Martin Capital Holdings Ltd., 10.50%, 11/30/25 (Call 11/01/24)(a)	8,748	8,649,585
Ford Motor Co., 4.35%, 12/08/26 (Call 09/08/26)	5,200	4,900,480
Ford Motor Credit Co. LLC 2.30%, 02/10/25 (Call 01/10/25)	6,665	6,296,959
2.70%, 08/10/26 (Call 07/10/26)	7,891	7,076,728
2.90%, 02/16/28 (Call 12/16/27)	3,780	3,218,103
3.37%, 11/17/23(b)	5,235	5,228,150
3.38%, 11/13/25 (Call 10/13/25)	11,066	10,330,111
3.66%, 09/08/24	4,399	4,282,756
3.81%, 01/09/24 (Call 12/01/23)	4,103	4,082,895
3.82%, 11/02/27 (Call 08/02/27)	4,060	3,623,956
4.06%, 11/01/24 (Call 10/01/24)	7,703	7,498,871
4.13%, 08/04/25	7,611	7,260,894
4.13%, 08/17/27 (Call 06/17/27)	6,705	6,093,839
4.27%, 01/09/27 (Call 11/09/26)(b)	4,879	4,513,563
4.39%, 01/08/26	6,458	6,128,642
4.54%, 08/01/26 (Call 06/01/26)(b)	4,256	3,997,980
4.69%, 06/09/25 (Call 04/09/25)	3,081	2,977,787
4.95%, 05/28/27 (Call 04/28/27)	7,792	7,317,922
5.13%, 06/16/25 (Call 05/16/25)(b)	8,880	8,637,487
5.58%, 03/18/24 (Call 02/18/24)	8,116	8,078,261
6.80%, 05/12/28 (Call 04/12/28)(b)	7,900	7,880,250
6.95%, 03/06/26 (Call 02/06/26)	6,760	6,777,576
6.95%, 06/10/26 (Call 05/10/26)	4,950	4,962,979
7.35%, 11/04/27 (Call 10/04/27)	7,881	7,974,587
Jaguar Land Rover Automotive PLC 4.50%, 10/01/27 (Call 07/01/27)(a)	3,595	3,122,213
5.88%, 01/15/28 (Call 01/15/24)(a)(b)	3,530	3,179,206
7.75%, 10/15/25 (Call 12/01/23)(a)	5,336	5,330,899
JB Poindexter & Co. Inc., 7.13%, 04/15/26 (Call 12/01/23)(a)	4,050	3,857,625

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
Mclaren Finance PLC, 7.50%, 08/01/26 (Call 12/01/23)(a)	$4,946	$4,249,937
PM General Purchaser LLC, 9.50%, 10/01/28 (Call 12/01/23)(a)	62	58,280
Wabash National Corp., 4.50%, 10/15/28 (Call 10/15/24)(a)(b)	2,325	1,917,305

		172,215,951

Auto Parts & Equipment — 1.9%
Adient Global Holdings Ltd. 4.88%, 08/15/26 (Call 12/01/23)(a)(b)	5,957	5,546,563
7.00%, 04/15/28 (Call 04/15/25)(a)(b)	3,725	3,661,124
American Axle & Manufacturing Inc. 6.50%, 04/01/27 (Call 12/01/23)(b)	3,674	3,461,079
6.88%, 07/01/28 (Call 11/13/23)(b)	2,955	2,622,284
Clarios Global LP, 6.75%, 05/15/25 (Call 12/01/23)(a)	3,283	3,255,423
Clarios Global LP/Clarios U.S. Finance Co. 6.25%, 05/15/26 (Call 12/04/23)(a)	6,641	6,481,470
6.75%, 05/15/28 (Call 05/15/25)(a)(b)	5,850	5,678,747
8.50%, 05/15/27 (Call 12/04/23)(a)(b)	14,764	14,529,990
Dana Inc. 5.38%, 11/15/27 (Call 11/13/23)(b)	2,954	2,715,258
5.63%, 06/15/28 (Call 11/13/23)(b)	2,980	2,700,625
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28 (Call 12/01/23)(a)(b)	3,700	3,455,763
Goodyear Tire & Rubber Co. (The) 4.88%, 03/15/27 (Call 12/15/26)(b)	5,273	4,853,955
5.00%, 05/31/26 (Call 12/01/23)(b)	6,945	6,566,647
9.50%, 05/31/25 (Call 11/16/23)	6,155	6,224,244
Titan International Inc., 7.00%, 04/30/28 (Call 04/30/24)	2,950	2,695,992
ZF North America Capital Inc. 4.75%, 04/29/25(a)	8,416	8,109,365
6.88%, 04/14/28 (Call 03/14/28)(a)	4,430	4,291,474

		86,850,003

Banks — 0.9%
Freedom Mortgage Corp. 6.63%, 01/15/27 (Call 01/15/24)	4,205	3,637,325
7.63%, 05/01/26 (Call 12/01/23)(a)	4,181	3,841,991
12.00%, 10/01/28 (Call 10/01/25)(a)	3,560	3,567,476
Intesa Sanpaolo SpA 5.02%, 06/26/24(a)(b)	14,956	14,676,845
5.71%, 01/15/26(a)(b)	11,405	10,805,728
Popular Inc., 7.25%, 03/13/28 (Call 02/13/28)(b)	3,150	3,107,191

		39,636,556

Building Materials — 0.9%
AmeriTex HoldCo Intermediate LLC, 10.25%, 10/15/28 (Call 10/15/25)(b)	1,905	1,800,225
Camelot Return Merger Sub Inc., 8.75%, 08/01/28 (Call 08/01/24)(a)(b)	5,285	4,919,014
Eco Material Technologies Inc., 7.88%, 01/31/27 (Call 01/31/24)(a)	3,879	3,678,989
Griffon Corp., 5.75%, 03/01/28 (Call 12/01/23)(b)	7,325	6,622,166
James Hardie International Finance DAC, 5.00%, 01/15/28 (Call 12/01/23)(a)(b)	2,968	2,743,669
Jeld-Wen Inc., 4.88%, 12/15/27 (Call 12/01/23)(a)(b)	2,940	2,504,505
Masonite International Corp., 5.38%, 02/01/28 (Call 12/01/23)(a)(b)	3,700	3,407,561

Security	Par (000)	Value

Building Materials (continued)
New Enterprise Stone & Lime Co. Inc., 5.25%, 07/15/28 (Call 07/15/24)(a)	$4,325	$3,827,055
Standard Industries Inc./NJ 4.75%, 01/15/28 (Call 12/01/23)(a)	7,540	6,750,235
5.00%, 02/15/27 (Call 12/01/23)(a)	6,292	5,815,482

		42,068,901

Chemicals — 2.2%
Cerdia Finanz GmbH, 10.50%, 02/15/27 (Call 02/15/24)(a)	4,457	4,375,049
ASP Unifrax Holdings Inc, 5.25%, 09/30/28 (Call 09/30/24)(a)	5,975	4,028,430
Avient Corp., 5.75%, 05/15/25 (Call 12/01/23)(a)	4,818	4,723,085
Axalta Coating Systems LLC/Axalta Coating
Systems Dutch Holding B BV, 4.75%, 06/15/27 (Call 12/04/23)(a)(b)	3,791	3,491,056
Chemours Co. (The), 5.38%, 05/15/27 (Call 02/15/27)(b)	3,832	3,462,423
CVR Partners LP/CVR Nitrogen Finance Corp., 6.13%, 06/15/28 (Call 06/15/24)(a)	3,556	3,138,170
Element Solutions Inc., 3.88%, 09/01/28 (Call 12/01/23)(a)	6,175	5,254,369
GPD Companies Inc., 10.13%, 04/01/26 (Call 12/01/23)(a)(b)	3,672	3,323,160
Herens Holdco Sarl, 4.75%, 05/15/28 (Call 05/15/24)(a)(b)	2,700	2,088,693
Illuminate Buyer LLC/Illuminate Holdings IV Inc., 9.00%, 07/01/28 (Call 12/01/23)(a)	3,525	3,282,723
INEOS Finance PLC, 6.75%, 05/15/28 (Call 02/15/25)(a)(b)	3,275	3,063,108
INEOS Quattro Finance 2 PLC, 3.38%, 01/15/26 (Call 12/01/23)(a)(b)	3,653	3,488,615
Mativ Holdings Inc., 6.88%, 10/01/26 (Call 12/01/23)(a)	2,560	2,304,000
Methanex Corp., 5.13%, 10/15/27 (Call 04/15/27)	5,556	5,059,877
Minerals Technologies Inc., 5.00%, 07/01/28 (Call 11/13/23)(a)	3,050	2,668,423
NOVA Chemicals Corp. 4.88%, 06/01/24 (Call 03/03/24)(a)	7,820	7,684,714
5.00%, 05/01/25 (Call 01/31/25)(a)	3,682	3,471,723
5.25%, 06/01/27 (Call 03/03/27)(a)(b)	7,995	6,773,044
Olin Corp., 5.13%, 09/15/27 (Call 12/01/23)	3,860	3,548,741
Olympus Water U.S. Holding Corp., 4.25%, 10/01/28 (Call 10/01/24)(a)	5,545	4,415,206
Rayonier AM Products Inc., 7.63%, 01/15/26 (Call 01/15/24)(a)	3,521	2,992,850
SCIH Salt Holdings Inc., 4.88%, 05/01/28 (Call 05/01/24)(a)(b)	8,600	7,458,854
SCIL USA Holdings LLC, Class-H, 5.38%, 11/01/26 (Call 12/01/23)(a)	5,740	5,082,885
SPCM SA, 3.13%, 03/15/27 (Call 03/15/24)(a)	2,550	2,247,277
WR Grace Holdings LLC, 4.88%, 06/15/27 (Call 12/01/23)(a)	5,889	5,272,422

		102,698,897

Commercial Services — 5.0%
Adtalem Global Education Inc., 5.50%, 03/01/28 (Call 03/01/24)(a)	3,050	2,788,096
Albion Financing 1 Sarl/Aggreko Holdings Inc., 6.13%, 10/15/26 (Call 12/01/23)(a)	4,236	3,918,300
Albion Financing 2 Sarl, 8.75%, 04/15/27 (Call 12/01/23)(a)	3,357	3,058,731

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
Allied Universal Holdco LLC/Allied Universal
Finance Corp. 6.63%, 07/15/26 (Call 12/01/23)(a)	$14,659	$13,684,176
9.75%, 07/15/27 (Call 12/01/23)(a)(b)	7,940	6,913,199
Allied Universal Holdco LLC/Allied Universal
Finance Corp./Atlas Luxco 4 Sarl 4.63%, 06/01/28 (Call 06/01/24)(a)	9,450	7,763,175
4.63%, 06/01/28 (Call 06/01/24)(a)(b)	6,075	4,945,354
AMN Healthcare Inc., 4.63%, 10/01/27 (Call 12/01/23)(a)	3,685	3,302,635
Aptim Corp., 7.75%, 06/15/25 (Call 11/16/23)(a)	3,910	3,587,586
APX Group Inc., 6.75%, 02/15/27 (Call 12/01/23)(a)	4,474	4,307,567
Avis Budget Car Rental LLC/Avis Budget
Finance Inc. 4.75%, 04/01/28 (Call 04/01/24)(a)(b)	3,797	3,261,370
5.75%, 07/15/27 (Call 11/13/23)(a)(b)	3,146	2,886,927
5.75%, 07/15/27 (Call 12/01/23)(a)(b)	2,791	2,549,792
Block Inc., 2.75%, 06/01/26 (Call 05/01/26)(b)	7,935	7,144,261
Brink’s Co. (The) 4.63%, 10/15/27 (Call 12/01/23)(a)	4,440	4,012,095
5.50%, 07/15/25 (Call 12/01/23)(a)	2,945	2,863,750
Cimpress PLC, 7.00%, 06/15/26 (Call 11/16/23)(b)	4,050	3,770,044
CoreCivic Inc., 8.25%, 04/15/26 (Call 04/15/24)	4,915	4,990,773
CoreLogic Inc., 4.50%, 05/01/28 (Call 05/01/24)(a)(b)	5,600	4,438,000
Garda World Security Corp. 4.63%, 02/15/27 (Call 12/01/23)(a)	4,333	3,860,161
7.75%, 02/15/28 (Call 02/15/25)(a)	3,010	2,882,075
9.50%, 11/01/27 (Call 12/01/23)(a)	4,514	4,074,935
Gartner Inc., 4.50%, 07/01/28 (Call 12/01/23)(a)	3,225	2,902,532
Graham Holdings Co., 5.75%, 06/01/26 (Call 11/13/23)(a)(b)	2,925	2,804,501
Grand Canyon University, 4.13%, 10/01/24	3,991	3,797,636
Herc Holdings Inc., 5.50%, 07/15/27 (Call 12/01/23)(a)(b)	8,880	8,358,300
Hertz Corp. (The), 4.63%, 12/01/26 (Call 12/01/23)(a)(b)	3,701	3,110,351
Korn Ferry, 4.63%, 12/15/27 (Call 12/01/23)(a)(b)	2,950	2,692,059
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer Inc., 5.00%, 02/01/26 (Call 12/01/23)(a)	2,912	2,784,236
MPH Acquisition Holdings LLC, 5.50%, 09/01/28 (Call 09/01/24)(a)	8,125	6,801,641
Picasso Finance Sub Inc., 6.13%, 06/15/25 (Call 11/16/23)(a)	4,072	4,006,000
Prime Security Services Borrower LLC/Prime
Finance Inc. 3.38%, 08/31/27 (Call 08/31/26)(a)(b)	7,791	6,852,184
5.25%, 04/15/24(a)	4,833	4,805,814
5.75%, 04/15/26(a)	10,355	10,044,350
6.25%, 01/15/28 (Call 12/01/23)(a)(b)	9,869	9,158,827
Sabre GLBL Inc., 11.25%, 12/15/27 (Call 06/15/25)(a)(b)	4,145	3,672,988
Sabre Global Inc., 8.63%, 06/01/27 (Call 03/01/25)(a)	6,368	5,250,894
Service Corp. International/U.S., 4.63%, 12/15/27 (Call 12/01/23)(b)	4,110	3,798,902
Shift4 Payments LLC/Shift4 Payments Finance Sub Inc., 4.63%, 11/01/26 (Call 12/01/23)(a)	3,361	3,104,724
Sotheby’s, 7.38%, 10/15/27 (Call 11/13/23)(a)(b)	5,685	5,078,126

Security	Par (000)	Value

Commercial Services (continued)
United Rentals North America Inc. 3.88%, 11/15/27 (Call 11/13/23)	$5,650	$5,182,236
4.88%, 01/15/28 (Call 11/13/23)	12,580	11,683,675
5.50%, 05/15/27 (Call 12/01/23)	3,830	3,694,421
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 12/01/23)(a)	8,130	8,087,697
WASH Multifamily Acquisition Inc., 5.75%, 04/15/26 (Call 12/01/23)(a)	6,395	5,923,369
Williams Scotsman International Inc., 4.63%, 08/15/28 (Call 12/01/23)(a)	3,700	3,283,454

		227,881,919

Computers — 1.2%
Ahead DB Holdings LLC, 6.63%, 05/01/28 (Call 05/01/24)(a)	2,950	2,423,868
ASGN Inc., 4.63%, 05/15/28 (Call 12/01/23)(a)(b)	4,072	3,631,206
NCR Corp., 5.00%, 10/01/28 (Call 12/01/23)(a)	3,800	3,282,250
Presidio Holdings Inc. 4.88%, 02/01/27 (Call 12/01/23)(a)	3,909	3,569,324
8.25%, 02/01/28 (Call 12/01/23)(a)	3,875	3,675,518
Science Applications International Corp., 4.88%, 04/01/28 (Call 12/01/23)(a)	3,000	2,694,000
Seagate HDD Cayman 4.75%, 01/01/25	4,030	3,933,672
4.88%, 06/01/27 (Call 03/01/27)(b)	3,711	3,479,062
Unisys Corp., 6.88%, 11/01/27 (Call 12/01/23)(a)(b)	3,597	2,649,190
Vericast Corp., 11.00%, 09/15/26 (Call 12/01/23)(a)	9,177	9,705,069
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)(b)	17,539	16,444,714

		55,487,873

Cosmetics & Personal Care — 0.3%
Coty Inc. 5.00%, 04/15/26 (Call 12/01/23)(a)	6,695	6,404,325
6.50%, 04/15/26 (Call 12/01/23)(a)	3,496	3,443,560
Edgewell Personal Care Co., 5.50%, 06/01/28 (Call 12/01/23)(a)	5,550	5,064,098

		14,911,983

Distribution & Wholesale — 0.4%
American Builders & Contractors Supply Co. Inc., 4.00%, 01/15/28 (Call 12/01/23)(a)	5,230	4,689,689
BCPE Empire Holdings Inc., 7.63%, 05/01/27 (Call 12/01/23)(a)	4,894	4,478,679
G-III Apparel Group Ltd., 7.88%, 08/15/25 (Call 12/01/23)(a)(b)	2,968	2,945,146
Ritchie Bros Holdings Inc., 6.75%, 03/15/28 (Call 03/15/25)(a)	4,048	3,975,502
Wesco Aircraft Holdings Inc. 8.50%, 11/15/24 (Call 12/01/23)(a)	5,855	222,490
9.00%, 11/15/26 (Call 12/01/23)(a)(b)	9,112	728,960

		17,040,466

Diversified Financial Services — 4.4%
Advisor Group Holdings Inc., 10.75%, 08/01/27 (Call 12/01/23)(a)(b)	2,608	2,598,634
AG Issuer LLC, 6.25%, 03/01/28 (Call 12/01/23)(a)(b)	3,755	3,468,429
AG TTMT Escrow Issuer LLC, 8.63%, 09/30/27 (Call 09/30/24)(a)	3,806	3,808,474
Ally Financial Inc., 5.75%, 11/20/25 (Call 10/21/25)(b)	7,823	7,482,293
Burford Capital Global Finance LLC, 6.25%, 04/15/28 (Call 04/15/24)(a)	3,050	2,781,798

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Castlelake Aviation Finance DAC, 5.00%, 04/15/27 (Call 04/15/24)(a)	$3,090	$2,738,123
Coinbase Global Inc., 3.38%, 10/01/28 (Call 10/01/24)(a)	1,817	1,326,410
Credit Acceptance Corp. 5.13%, 12/31/24 (Call 11/13/23)(a)(b)	3,445	3,320,426
6.63%, 03/15/26 (Call 11/13/23)(b)	2,936	2,781,860
Enova International Inc., 8.50%, 09/15/25 (Call 12/01/23)(a)	2,761	2,612,941
Finance of America Funding LLC, 7.88%, 11/15/25 (Call 12/01/23)(a)	2,580	2,137,611
GGAM Finance Ltd. 8.00%, 06/15/28 (Call 12/15/27)(a)	4,650	4,584,907
7.75%, 05/15/26 (Call 11/15/25)(a)	2,940	2,909,012
goeasy Ltd., 5.38%, 12/01/24 (Call 12/01/23)(a)	4,190	4,106,200
GPS Hospitality Holding Co. LLC/GPS Finco Inc., 7.00%, 08/15/28 (Call 08/15/24)(a)	2,950	2,019,644
Home Point Capital Inc., 5.00%, 02/01/26 (Call 12/01/23)(a)	3,692	3,424,330
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/28 (Call 08/15/24)(a)	7,435	5,898,185
LD Holdings Group LLC 6.13%, 04/01/28 (Call 04/01/24)(a)	2,290	1,283,068
6.50%, 11/01/25 (Call 12/01/23)(a)	4,045	3,268,562
Macquarie Airfinance Holdings Ltd., 8.38%, 05/01/28 (Call 05/01/25)(a)	3,790	3,776,583
Midcap Financial Issuer Trust, 6.50%, 05/01/28 (Call 05/01/24)(a)	7,625	6,498,025
Nationstar Mortgage Holdings Inc. 5.50%, 08/15/28 (Call 12/01/23)(a)(b)	6,500	5,757,781
6.00%, 01/15/27 (Call 12/01/23)(a)	4,467	4,155,108
Navient Corp. 4.88%, 03/15/28 (Call 06/15/27)	3,755	3,103,508
5.00%, 03/15/27 (Call 09/15/26)(b)	5,304	4,634,812
5.88%, 10/25/24	4,210	4,117,146
6.13%, 03/25/24(b)	6,862	6,827,690
6.75%, 06/25/25(b)	3,722	3,629,402
6.75%, 06/15/26(b)	3,937	3,732,104
NFP Corp. 4.88%, 08/15/28 (Call 12/01/23)(a)	4,395	3,861,117
6.88%, 08/15/28 (Call 12/01/23)(a)	15,500	13,246,997
OneMain Finance Corp. 3.50%, 01/15/27 (Call 01/15/24)(b)	5,915	4,998,175
3.88%, 09/15/28 (Call 09/15/24)	4,450	3,530,596
6.13%, 03/15/24 (Call 12/01/23)(b)	5,785	5,760,699
6.63%, 01/15/28 (Call 07/15/27)(b)	6,250	5,710,938
6.88%, 03/15/25(b)	9,789	9,654,127
7.13%, 03/15/26	12,336	11,978,555
Oxford Finance LLC/Oxford Finance Co-Issuer II Inc., 6.38%, 02/01/27 (Call 02/01/24)(a)	2,951	2,689,099
PennyMac Financial Services Inc., 5.38%, 10/15/25 (Call 12/01/23)(a)	4,779	4,534,968
PHH Mortgage Corp., 7.88%, 03/15/26 (Call 12/01/23)(a)	2,761	2,388,747
PRA Group Inc., 8.38%, 02/01/28 (Call 02/01/25)(a)(b)	3,030	2,492,175
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., 2.88%, 10/15/26 (Call 12/01/23)(a)	8,919	7,762,301

Security	Par (000)	Value

Diversified Financial Services (continued)
SLM Corp. 3.13%, 11/02/26 (Call 10/02/26)	$3,694	$3,229,480
4.20%, 10/29/25 (Call 09/29/25)	3,694	3,443,116
United Wholesale Mortgage LLC 5.50%, 11/15/25 (Call 12/01/23)(a)	5,931	5,645,434
5.75%, 06/15/27 (Call 06/15/24)(a)	3,681	3,349,452

		203,059,042

Electric — 2.4%
Atlantica Sustainable Infrastructure PLC, 4.13%, 06/15/28 (Call 06/15/25)(a)	2,560	2,207,360
Calpine Corp. 4.50%, 02/15/28 (Call 12/01/23)(a)	9,585	8,672,029
5.13%, 03/15/28 (Call 12/01/23)(a)	10,675	9,553,698
5.25%, 06/01/26 (Call 12/01/23)(a)	3,120	2,999,880
Clearway Energy Operating LLC, 4.75%, 03/15/28 (Call 11/13/23)(a)	6,360	5,676,300
DPL Inc., 4.13%, 07/01/25 (Call 04/01/25)(b)	3,090	2,913,870
Drax Finco PLC, 6.63%, 11/01/25 (Call 11/13/23)(a)	3,680	3,560,833
FirstEnergy Corp., Series B, 4.15%, 07/15/27 (Call 04/15/27)	11,437	10,591,977
NextEra Energy Operating Partners LP 3.88%, 10/15/26 (Call 07/15/26)(a)	3,825	3,477,116
4.25%, 07/15/24 (Call 04/15/24)(a)	5,693	5,584,548
4.25%, 09/15/24 (Call 07/15/24)(a)	5	4,721
4.50%, 09/15/27 (Call 06/15/27)(a)(b)	4,060	3,632,685
NRG Energy Inc. 5.75%, 01/15/28 (Call 11/16/23)	6,060	5,679,629
6.63%, 01/15/27 (Call 11/16/23)	2,744	2,663,052
Pattern Energy Operations LP/Pattern Energy
Operations Inc., 4.50%, 08/15/28 (Call 12/01/23)(a)	5,230	4,557,618
PG&E Corp., 5.00%, 07/01/28 (Call 11/13/23)(b)	6,517	5,904,792
Pike Corp., 5.50%, 09/01/28 (Call 12/01/23)(a)	5,575	4,766,625
Terraform Global Operating LP, 6.13%, 03/01/26 (Call 12/01/23)(a)	2,610	2,515,248
Vistra Operations Co. LLC 5.00%, 07/31/27 (Call 11/13/23)(a)	9,673	8,890,696
5.50%, 09/01/26 (Call 11/13/23)(a)	7,815	7,430,076
5.63%, 02/15/27 (Call 11/13/23)(a)	10,051	9,460,504

		110,743,257

Electrical Components & Equipment — 0.5%
Energizer Holdings Inc., 4.75%, 06/15/28 (Call 12/01/23)(a)	4,450	3,812,537
WESCO Distribution Inc. 7.13%, 06/15/25 (Call 12/01/23)(a)	11,631	11,635,362
7.25%, 06/15/28 (Call 12/01/23)(a)(b)	5,525	5,494,935

		20,942,834

Electronics — 0.3%
Likewize Corp., 9.75%, 10/15/25 (Call 11/13/23)(a)(b)	3,090	3,065,328
Sensata Technologies BV 5.00%, 10/01/25(a)	5,141	4,996,452
5.63%, 11/01/24(a)	3,507	3,473,662

		11,535,442

Energy - Alternate Sources — 0.3%
Enviva Partners LP/Enviva Partners Finance Corp., 6.50%, 01/15/26 (Call 12/01/23)(a)(b)	5,837	4,100,492
Sunnova Energy Corp. 5.88%, 09/01/26 (Call 12/01/23)(a)(b)	3,056	2,495,010

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Energy - Alternate Sources (continued)
11.75%, 10/01/28 (Call 04/01/28)(b)	$2,790	$2,378,475
TerraForm Power Operating LLC, 5.00%, 01/31/28 (Call 07/31/27)(a)(b)	5,181	4,721,329

		13,695,306

Engineering & Construction — 0.5%
AECOM, 5.13%, 03/15/27 (Call 12/15/26)	7,398	6,980,087
Artera Services LLC, 9.03%, 12/04/25 (Call 12/01/23)(a)	7,327	6,612,618
Brundage-Bone Concrete Pumping Holdings Inc., 6.00%, 02/01/26 (Call 12/01/23)(a)	2,728	2,571,140
Fluor Corp., 4.25%, 09/15/28 (Call 06/15/28)(b)	2,000	1,810,033
Tutor Perini Corp., 6.88%, 05/01/25 (Call 11/16/23)(a)(b)	3,790	3,259,400
Weekley Homes LLC/Weekley Finance Corp., 4.88%, 09/15/28 (Call 12/01/23)(a)	2,875	2,468,906

		23,702,184

Entertainment — 3.6%
Affinity Gaming, 6.88%, 12/15/27 (Call 12/01/23)(a)	4,040	3,282,500
Caesars Entertainment Inc. 6.25%, 07/01/25 (Call 11/13/23)(a)	25,236	24,825,915
8.13%, 07/01/27 (Call 12/01/23)(a)(b)	13,547	13,455,558
Caesars Resort Collection LLC/CRC Finco Inc., 5.75%, 07/01/25 (Call 11/13/23)(a)	7,617	7,498,407
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.38%, 04/15/27 (Call 12/01/23)(b)	3,745	3,465,061
5.50%, 05/01/25 (Call 12/01/23)(a)	7,747	7,599,270
Churchill Downs Inc. 4.75%, 01/15/28 (Call 12/01/23)(a)	5,195	4,670,461
5.50%, 04/01/27 (Call 12/01/23)(a)(b)	4,670	4,385,276
Cinemark USA Inc. 5.25%, 07/15/28 (Call 07/15/24)(a)	3,801	3,304,678
5.88%, 03/15/26 (Call 12/01/23)(a)(b)	3,196	3,044,456
International Game Technology PLC 4.13%, 04/15/26 (Call 12/01/23)(a)	5,925	5,584,312
6.25%, 01/15/27 (Call 07/15/26)(a)	5,655	5,514,120
6.50%, 02/15/25 (Call 08/15/24)(a)	4,229	4,186,921
Light & Wonder International Inc., 7.00%, 05/15/28 (Call 12/01/23)(a)	5,165	5,044,371
Live Nation Entertainment Inc. 3.75%, 01/15/28 (Call 01/15/24)(a)	3,940	3,450,576
4.75%, 10/15/27 (Call 12/01/23)(a)(b)	7,355	6,722,213
4.88%, 11/01/24 (Call 12/01/23)(a)(b)	4,566	4,457,923
6.50%, 05/15/27 (Call 12/01/23)(a)	9,310	9,056,582
Merlin Entertainments Ltd., 5.75%, 06/15/26 (Call 03/17/26)(a)	2,931	2,782,252
Mohegan Gaming & Entertainment 7.88%, 10/15/24 (Call 11/16/23)(a)(b)	5,774	5,596,449
8.00%, 02/01/26 (Call 12/01/23)(a)	8,746	8,035,387
Motion Bondco DAC, 6.63%, 11/15/27 (Call 12/01/23)(a)(b)	3,025	2,693,763
Odeon Finco PLC, 12.75%, 11/01/27 (Call 11/01/24)(a)	2,974	2,949,465
Penn Entertainment Inc., 5.63%, 01/15/27 (Call 12/01/23)(a)(b)	3,021	2,762,224
Raptor Acquisition Corp./Raptor Co-Issuer LLC, 4.88%, 11/01/26 (Call 11/13/23)(a)	2,646	2,462,103
Six Flags Entertainment Corp., 5.50%, 04/15/27 (Call 12/01/23)(a)	3,701	3,354,216

Security	Par (000)	Value

Entertainment (continued)
Six Flags Theme Parks Inc., 7.00%, 07/01/25 (Call 12/01/23)(a)(b)	$2,648	$2,631,450
Speedway Motorsports LLC/Speedway Funding II Inc., 4.88%, 11/01/27 (Call 12/01/23)(a)	2,575	2,294,097
Universal Entertainment Corp., 8.75%, 12/11/24 (Call 12/11/23)(a)(b)(c)	5,665	5,863,275
Vail Resorts Inc., 6.25%, 05/15/25 (Call 12/01/23)(a)	4,595	4,551,623

		165,524,904

Environmental Control — 0.8%
Clean Harbors Inc., 4.88%, 07/15/27
(Call 12/01/23)(a)	4,010	3,739,995
Enviri Corp., 5.75%, 07/31/27 (Call 12/01/23)(a)(b)	3,521	2,995,096
GFL Environmental Inc. 3.50%, 09/01/28 (Call 03/01/28)(a)(b)	200	171,107
3.75%, 08/01/25 (Call 12/01/23)(a)	6,032	5,709,773
4.00%, 08/01/28 (Call 11/14/23)(a)	6,050	5,207,173
4.25%, 06/01/25 (Call 12/01/23)(a)	3,925	3,771,415
5.13%, 12/15/26 (Call 12/01/23)(a)	3,718	3,524,645
Madison IAQ LLC, 4.13%, 06/30/28 (Call 06/30/24)(a)	5,250	4,383,750
Stericycle Inc., 5.38%, 07/15/24 (Call 11/16/23)(a)	5,041	4,977,030
Waste Pro USA Inc., 5.50%, 02/15/26 (Call 12/01/23)(a)	3,675	3,381,845

		37,861,829

Food — 1.6%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC
3.25%, 03/15/26 (Call 12/01/23)(a)	5,786	5,362,899
4.63%, 01/15/27 (Call 12/01/23)(a)	10,172	9,544,011
5.88%, 02/15/28 (Call 12/01/23)(a)	5,565	5,314,575
6.50%, 02/15/28 (Call 02/15/25)(a)(b)	5,535	5,434,805
7.50%, 03/15/26 (Call 12/01/23)(a)	4,859	4,937,959
B&G Foods Inc. 5.25%, 04/01/25 (Call 12/01/23)	1,925	1,848,000
5.25%, 09/15/27 (Call 12/01/23)(b)	4,082	3,360,722
8.00%, 09/15/28 (Call 09/15/25)(b)	4,090	3,986,135
Chobani LLC/Chobani Finance Corp. Inc., 7.50%, 04/15/25 (Call 11/13/23)(a)(b)	4,021	3,958,423
Lamb Weston Holdings Inc., 4.88%, 05/15/28 (Call 11/15/27)(a)(b)	3,675	3,385,594
Performance Food Group Inc., 5.50%, 10/15/27 (Call 12/01/23)(a)	7,840	7,327,133
Post Holdings Inc. 5.63%, 01/15/28 (Call 11/16/23)(a)	6,985	6,490,345
5.75%, 03/01/27 (Call 11/16/23)(a)	3,383	3,219,221
Sigma Holdco BV, 7.88%, 05/15/26 (Call 11/13/23)(a)(b)	3,624	3,017,109
TreeHouse Foods Inc., 4.00%, 09/01/28 (Call 11/16/23)(b)	3,700	3,026,138
U.S. Foods Inc., 6.88%, 09/15/28 (Call 09/15/25)(b)	3,445	3,380,406
United Natural Foods Inc., 6.75%, 10/15/28 (Call 12/01/23)(a)	899	703,468

		74,296,943

Food Service — 0.3%
Aramark Services Inc. 5.00%, 04/01/25 (Call 12/01/23)(a)(b)	4,918	4,801,198
5.00%, 02/01/28 (Call 12/01/23)(a)(b)	8,645	7,931,787

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food Service (continued)
TKC Holdings Inc., 6.88%, 05/15/28 (Call 05/15/24)(a)(b)	$3,125	$2,695,383

		15,428,368

Gas — 0.4%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.50%, 05/20/25 (Call 02/20/25)	5,715	5,474,484
5.75%, 05/20/27 (Call 02/20/27)(b)	3,892	3,579,503
5.88%, 08/20/26 (Call 05/20/26)(b)	5,160	4,838,790
9.38%, 06/01/28 (Call 06/01/25)(a)(b)	3,870	3,837,392

		17,730,169

Hand & Machine Tools — 0.1%
Werner FinCo LP/Werner FinCo Inc., 11.50%, 06/15/28 (Call 06/15/25)(a)(b)	2,950	2,968,008

Health Care - Products — 0.6%
Avantor Funding Inc., 4.63%, 07/15/28 (Call 12/01/23)(a)	10,625	9,469,531
Bausch & Lomb Escrow Corp., 8.38%, 10/01/28 (Call 10/01/25)(a)	8,985	8,922,255
Hologic Inc., 4.63%, 02/01/28 (Call 12/01/23)(a)	2,935	2,673,051
Teleflex Inc. 4.25%, 06/01/28 (Call 12/01/23)(a)	2,625	2,323,788
4.63%, 11/15/27 (Call 11/16/23)	3,939	3,613,048

		27,001,673

Health Care - Services — 3.6%
Acadia Healthcare Co. Inc., 5.50%, 07/01/28 (Call 12/01/23)(a)(b)	3,300	3,044,250
Akumin Escrow Inc., 7.50%, 08/01/28 (Call 08/01/24)(a)(b)	2,528	1,994,693
Akumin Inc., 7.00%, 11/01/25 (Call 12/01/23)(a)(b)	3,536	3,001,512
Catalent Pharma Solutions Inc., 5.00%, 07/15/27 (Call 12/01/23)(a)	3,706	3,302,973
Charles River Laboratories International Inc., 4.25%, 05/01/28 (Call 11/16/23)(a)	3,700	3,296,515
CHS/Community Health Systems Inc. 5.63%, 03/15/27 (Call 12/15/23)(a)(b)	14,384	11,580,486
8.00%, 03/15/26 (Call 12/01/23)(a)(b)	15,744	14,361,099
8.00%, 12/15/27 (Call 11/16/23)(a)(b)	5,205	4,424,250
Encompass Health Corp. 4.50%, 02/01/28 (Call 12/01/23)	6,010	5,418,195
5.75%, 09/15/25 (Call 12/01/23)	2,585	2,529,530
Heartland Dental LLC/Heartland Dental Finance Corp., 10.50%, 04/30/28 (Call 05/15/25)(a)	5,205	4,996,175
IQVIA Inc. 5.00%, 10/15/26 (Call 12/01/23)(a)(b)	7,801	7,457,756
5.00%, 05/15/27 (Call 12/01/23)(a)	8,035	7,570,657
Legacy LifePoint Health LLC, 4.38%, 02/15/27 (Call 12/01/23)(a)(b)	4,526	3,739,608
ModivCare Inc., 5.88%, 11/15/25 (Call 12/01/23)(a)(b)	3,669	3,484,057
Molina Healthcare Inc., 4.38%, 06/15/28 (Call 12/01/23)(a)(b)	5,929	5,302,008
Prime Healthcare Services Inc., 7.25%, 11/01/25 (Call 12/01/23)(a)	6,490	5,921,923
Quorum Health Corp., 11.63%, 04/15/23(d)	2,653	—
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., 9.75%, 12/01/26 (Call 12/01/23)(a)(b)	10,766	10,039,295
RP Escrow Issuer LLC, 5.25%, 12/15/25 (Call 12/01/23)(a)(b)	5,937	4,230,112

Security	Par (000)	Value

Health Care - Services (continued)
Select Medical Corp., 6.25%, 08/15/26 (Call 12/01/23)(a)(b)	$9,071	$8,838,556
Surgery Center Holdings Inc., 6.75%, 07/01/25 (Call 12/01/23)(a)	5	4,906
Tenet Healthcare Corp. 4.63%, 06/15/28 (Call 11/16/23)	4,975	4,429,586
4.88%, 01/01/26 (Call 11/16/23)	16,419	15,755,837
5.13%, 11/01/27 (Call 11/16/23)	11,425	10,555,843
6.13%, 10/01/28 (Call 12/01/23)(b)	4,000	3,705,000
6.25%, 02/01/27 (Call 11/16/23)(b)	11,539	11,099,116
U.S. Acute Care Solutions LLC, 6.38%, 03/01/26 (Call 12/01/23)(a)	5,369	4,573,418

		164,657,356

Holding Companies - Diversified — 0.9%
Benteler International, Class A, 10.50%, 05/15/28 (Call 05/15/25)(a)(b)	3,700	3,731,940
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24 (Call 06/15/24)	8,481	8,147,306
5.25%, 05/15/27 (Call 11/15/26)	11,207	9,610,002
6.25%, 05/15/26 (Call 12/01/23)	9,273	8,462,772
6.38%, 12/15/25 (Call 12/01/23)	5,573	5,231,790
Stena AB, 7.00%, 02/01/24(a)(b)	3,302	3,295,891
Stena International SA, 6.13%, 02/01/25 (Call 11/13/23)(a)(b)	2,826	2,780,812

		41,260,513

Home Builders — 0.8%
Beazer Homes USA Inc., 5.88%, 10/15/27 (Call 11/16/23)	2,626	2,346,144
Brookfield Residential Properties Inc./Brookfield Residential U.S. LLC, 6.25%, 09/15/27 (Call 12/01/23)(a)(b)	4,433	3,874,211
Century Communities Inc., 6.75%, 06/01/27 (Call 12/01/23)(b)	3,670	3,545,229
Empire Communities Corp., 7.00%, 12/15/25 (Call 12/01/23)(a)(b)	3,491	3,252,351
Forestar Group Inc., 3.85%, 05/15/26 (Call 12/01/23)(a)(b)	2,936	2,630,656
M/I Homes Inc., 4.95%, 02/01/28 (Call 11/16/23)	2,950	2,646,796
Mattamy Group Corp., 5.25%, 12/15/27 (Call 12/01/23)(a)(b)	3,685	3,308,715
Meritage Homes Corp., 6.00%, 06/01/25 (Call 03/01/25)	1,355	1,327,900
Shea Homes LP/Shea Homes Funding Corp., 4.75%, 02/15/28 (Call 12/01/23)(b)	3,325	2,932,484
Taylor Morrison Communities Inc. 5.75%, 01/15/28 (Call 10/15/27)(a)	3,355	3,057,719
5.88%, 06/15/27 (Call 03/15/27)(a)	3,750	3,515,625
TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 06/15/24(b)	3,891	3,858,331
Tri Pointe Homes Inc., 5.70%, 06/15/28 (Call 12/15/27)(b)	2,600	2,322,223

		38,618,384

Household Products & Wares — 0.1%
Kronos Acquisition Holdings Inc./KIK Custom Products Inc.
5.00%, 12/31/26 (Call 12/01/23)(a)	3,512	3,178,360
7.00%, 12/31/27 (Call 12/31/23)(a)	3,884	3,311,110

		6,489,470

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housewares — 0.6%
CD&R Smokey Buyer Inc., 6.75%, 07/15/25 (Call 12/01/23)(a)(b)	$5,257	$5,018,674
Newell Brands Inc. 4.88%, 06/01/25 (Call 05/01/25)	3,771	3,602,113
5.20%, 04/01/26 (Call 01/01/26)(b)	14,949	14,095,306
6.38%, 09/15/27 (Call 06/15/27)(b)	3,686	3,450,870

		26,166,963

Insurance — 1.4%
Acrisure LLC/Acrisure Finance Inc. 7.00%, 11/15/25 (Call 12/01/23)(a)(b)	7,216	7,001,685
10.13%, 08/01/26 (Call 12/01/23)(a)(b)	3,129	3,146,400
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
4.25%, 10/15/27 (Call 12/01/23)(a)	5,705	5,020,400
6.75%, 10/15/27 (Call 12/01/23)(a)(b)	10,178	9,276,399
6.75%, 04/15/28 (Call 04/15/25)(a)	9,550	9,072,500
AssuredPartners Inc., 7.00%, 08/15/25 (Call 12/01/23)(a)	3,695	3,627,625
GTCR AP Finance Inc., 8.00%, 05/15/27 (Call 12/01/23)(a)(b)	3,488	3,394,468
Hub International Ltd., 7.00%, 05/01/26 (Call 11/13/23)(a)	12,717	12,327,224
MGIC Investment Corp., 5.25%, 08/15/28 (Call 11/16/23)	4,790	4,415,183
NMI Holdings Inc., 7.38%, 06/01/25 (Call 03/30/25)(a)	3,271	3,278,087
USI Inc./NY, 6.88%, 05/01/25 (Call 12/01/23)(a)(b)	4,700	4,660,896

		65,220,867

Internet — 2.3%
Acuris Finance Us Inc./Acuris Finance SARL, 5.00%, 05/01/28 (Call 05/01/24)(a)	2,575	2,027,813
ANGI Group LLC, 3.88%, 08/15/28 (Call 11/13/23)(a)(b)	3,685	2,763,750
Arches Buyer Inc., 4.25%, 06/01/28 (Call 12/01/23)(a)	7,035	5,830,256
Cablevision Lightpath LLC 3.88%, 09/15/27 (Call 11/13/23)(a)	3,316	2,703,606
5.63%, 09/15/28 (Call 11/13/23)(a)	3,100	2,323,727
Cogent Communications Group Inc. 3.50%, 05/01/26 (Call 02/01/26)(a)	3,671	3,334,811
7.00%, 06/15/27 (Call 06/15/24)(a)(b)	3,311	3,143,132
EquipmentShare.com Inc., 9.00%, 05/15/28
(Call 05/15/25)(a)(b)	7,840	7,396,060
Gen Digital Inc., 5.00%, 04/15/25 (Call 11/13/23)(a)	8,439	8,199,628
Go Daddy Operating Co. LLC/GD Finance Co. Inc., 5.25%, 12/01/27 (Call 12/01/23)(a)	4,455	4,181,775
GrubHub Holdings Inc., 5.50%, 07/01/27 (Call 11/13/23)(a)(b)	170	125,306
ION Trading Technologies Sarl, 5.75%, 05/15/28 (Call 05/15/24)(a)	3,335	2,768,050
Match Group Holdings II LLC 4.63%, 06/01/28 (Call 12/01/23)(a)(b)	3,664	3,275,689
5.00%, 12/15/27 (Call 12/01/23)(a)(b)	3,425	3,160,796
Millennium Escrow Corp., 6.63%, 08/01/26 (Call 12/01/23)(a)	5,820	4,313,619
Northwest Fiber LLC/Northwest Fiber Finance Sub Inc., 4.75%, 04/30/27 (Call 12/01/23)(a)	2,566	2,292,614
NortonLifeLock Inc., 6.75%, 09/30/27 (Call 09/30/24)(a)	6,733	6,564,675

Security	Par (000)	Value

Internet (continued)
Rakuten Group Inc., 10.25%, 11/30/24 (Call 11/28/23)(a)	$8,000	$8,100,000
TripAdvisor Inc., 7.00%, 07/15/25 (Call 11/13/23)(a)(b)	3,655	3,623,019
Uber Technologies Inc. 6.25%, 01/15/28 (Call 11/13/23)(a)(b)	3,780	3,642,738
7.50%, 05/15/25 (Call 12/01/23)(a)	7,454	7,478,430
7.50%, 09/15/27 (Call 11/21/23)(a)	9,006	9,028,515
8.00%, 11/01/26 (Call 12/01/23)(a)	11,124	11,202,424

		107,480,433

Iron & Steel — 0.7%
Allegheny Technologies Inc., 5.88%, 12/01/27 (Call 12/01/23)(b)	2,545	2,360,488
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 07/15/26 (Call 12/01/23)(a)	4,231	4,068,673
Carpenter Technology Corp., 6.38%, 07/15/28 (Call 12/01/23)(b)	3,000	2,845,860
Cleveland-Cliffs Inc. 5.88%, 06/01/27 (Call 12/01/23)(b)	4,099	3,905,199
6.75%, 03/15/26 (Call 12/01/23)(a)	6,120	6,075,502
Mineral Resources Ltd. 8.00%, 11/01/27 (Call 11/01/24)(a)	4,750	4,589,878
8.13%, 05/01/27 (Call 12/01/23)(a)	5,645	5,491,742
9.25%, 10/01/28 (Call 10/01/25)(a)	1,900	1,900,000

		31,237,342

Leisure Time — 1.6%
Acushnet Co., 7.38%, 10/15/28 (Call 10/15/25)(a)	430	430,538
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/28 (Call 05/01/25)(a)	15,260	16,270,975
Constellation Merger Sub Inc., 8.50%, 09/15/25 (Call 12/01/23)(a)	3,128	2,650,667
Life Time Inc. 5.75%, 01/15/26 (Call 12/01/23)(a)	6,865	6,653,496
8.00%, 04/15/26 (Call 12/01/23)(a)(b)	3,566	3,476,850
Lindblad Expeditions LLC, 6.75%, 02/15/27 (Call 02/15/24)(a)(b)	2,707	2,462,463
NCL Corp. Ltd. 3.63%, 12/15/24 (Call 11/14/23)(a)	4,744	4,489,010
5.88%, 03/15/26 (Call 12/15/25)(a)(b)	10,732	9,631,970
5.88%, 02/15/27 (Call 02/15/24)(a)	7,817	7,200,992
8.38%, 02/01/28 (Call 02/01/25)(a)	4,610	4,557,561
NCL Finance Ltd., 6.13%, 03/15/28 (Call 12/15/27)(a)(b)	3,975	3,329,301
Viking Cruises Ltd., 5.88%, 09/15/27 (Call 12/01/23)(a)	6,176	5,563,958
VOC Escrow Ltd., 5.00%, 02/15/28 (Call 12/01/23)(a)(b)	5,075	4,551,544

		71,269,325

Lodging — 3.8%
Boyd Gaming Corp., 4.75%, 12/01/27 (Call 11/13/23)(b)	7,445	6,796,243
Full House Resorts Inc., 8.25%, 02/15/28 (Call 02/15/24)(a)(b)	3,325	2,793,000
Genting New York LLC, 3.30%, 02/15/26 (Call 01/15/26)(a)	3,861	3,447,492
Hilton Domestic Operating Co. Inc. 5.38%, 05/01/25 (Call 11/13/23)(a)	3,745	3,686,180
5.75%, 05/01/28 (Call 12/01/23)(a)	3,555	3,406,069
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27 (Call 11/16/23)	4,590	4,332,756

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Lodging (continued)
Las Vegas Sands Corp. 2.90%, 06/25/25 (Call 05/25/25)	$3,765	$3,553,219
3.20%, 08/08/24 (Call 07/08/24)	13,094	12,742,099
3.50%, 08/18/26 (Call 06/18/26)	7,840	7,196,493
Melco Resorts Finance Ltd. 4.88%, 06/06/25 (Call 12/01/23)(a)	7,755	7,300,411
5.25%, 04/26/26 (Call 12/01/23)(a)(b)	3,687	3,372,435
5.63%, 07/17/27 (Call 12/01/23)(a)(b)	4,621	4,035,650
5.75%, 07/21/28 (Call 12/01/23)(a)	6,425	5,430,048
MGM China Holdings Ltd. 4.75%, 02/01/27 (Call 02/01/24)(a)	5,736	5,036,679
5.25%, 06/18/25 (Call 11/14/23)(a)	3,821	3,636,711
5.38%, 05/15/24 (Call 11/14/23)(a)(b)	6,109	6,021,725
5.88%, 05/15/26 (Call 11/14/23)(a)(b)	5,935	5,554,418
MGM Resorts International 4.63%, 09/01/26 (Call 06/01/26)(b)	3,060	2,845,800
4.75%, 10/15/28 (Call 07/15/28)(b)	3,254	2,842,467
5.50%, 04/15/27 (Call 01/15/27)(b)	5,162	4,813,565
5.75%, 06/15/25 (Call 03/15/25)	5,314	5,197,207
6.75%, 05/01/25 (Call 12/01/23)	5,638	5,607,160
Station Casinos LLC, 4.50%, 02/15/28 (Call 12/01/23)(a)	5,074	4,369,429
Studio City Co. Ltd., 7.00%, 02/15/27 (Call 02/15/24)(a)(b)	2,619	2,425,849
Studio City Finance Ltd. 6.00%, 07/15/25 (Call 12/01/23)(a)(b)	3,750	3,533,125
6.50%, 01/15/28 (Call 12/01/23)(a)(b)	3,715	3,067,197
Travel + Leisure Co. 6.00%, 04/01/27 (Call 01/01/27)	2,979	2,781,641
6.60%, 10/01/25 (Call 07/01/25)	2,556	2,511,909
6.63%, 07/31/26 (Call 04/30/26)(a)	5,011	4,860,169
Wyndham Hotels & Resorts Inc., 4.38%, 08/15/28 (Call 12/01/23)(a)	3,745	3,290,919
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/27 (Call 02/15/27)(a)	6,735	6,239,304
5.50%, 03/01/25 (Call 12/01/24)(a)(b)	6,643	6,522,097
Wynn Macau Ltd. 4.88%, 10/01/24 (Call 11/14/23)(a)(b)	4,909	4,769,093
5.50%, 01/15/26 (Call 12/01/23)(a)	7,980	7,390,811
5.50%, 10/01/27 (Call 12/01/23)(a)(b)	5,986	5,215,272
5.63%, 08/26/28 (Call 11/14/23)(a)(b)	8,600	7,199,539

		173,824,181

Machinery — 0.4%
BWX Technologies Inc., 4.13%, 06/30/28 (Call 12/01/23)(a)(b)	2,975	2,625,586
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26 (Call 12/01/23)(a)	4,811	4,502,911
TK Elevator Holdco GmbH, 7.63%, 07/15/28 (Call 12/01/23)(a)	3,055	2,768,385
TK Elevator U.S. Newco Inc., 5.25%, 07/15/27 (Call 12/01/23)(a)	11,814	10,765,508

		20,662,390

Machinery - Diversified — 0.1%
Maxim Crane Works Holdings Capital LLC, 11.50%, 09/01/28 (Call 09/01/25)	3,700	3,615,455

Manufacturing — 0.8%
Amsted Industries Inc., 5.63%, 07/01/27 (Call 12/01/23)(a)	2,951	2,726,068

Security	Par (000)	Value

Manufacturing (continued)
Calderys Financing LLC, 11.25%, 06/01/28 (Call 06/01/25)(a)	$4,400	$4,444,000
EnPro Industries Inc., 5.75%, 10/15/26 (Call 12/01/23)	2,555	2,415,561
FXI Holdings Inc. 12.25%, 11/15/26 (Call 11/16/23)(a)(b)	3,736	3,076,596
12.25%, 11/15/26 (Call 12/01/23)(a)(b)	5,761	4,808,995
Gates Global LLC/Gates Corp., 6.25%, 01/15/26 (Call 12/01/23)(a)(b)	4,164	4,073,627
Hillenbrand Inc. 5.00%, 09/15/26 (Call 07/15/26)	2,730	2,614,931
5.75%, 06/15/25 (Call 11/13/23)	3,000	2,947,875
LSB Industries Inc., 6.25%, 10/15/28 (Call 10/15/24)(a)	2,769	2,455,183
Trinity Industries Inc. 4.55%, 10/01/24 (Call 07/01/24)	3,513	3,412,001
7.75%, 07/15/28 (Call 07/15/25)(a)	2,945	2,908,188

		35,883,025

Media — 7.5%
Altice Financing SA, 5.00%, 01/15/28 (Call 12/01/23)(a)(b)	8,910	7,195,315
AMC Networks Inc. 4.75%, 08/01/25 (Call 12/01/23)(b)	5,918	5,370,585
5.00%, 04/01/24 (Call 12/01/23)	3,381	3,337,377
CCO Holdings LLC/CCO Holdings Capital Corp. 5.00%, 02/01/28 (Call 11/16/23)(a)	19,045	17,045,275
5.13%, 05/01/27 (Call 12/01/23)(a)	24,601	22,660,771
5.50%, 05/01/26 (Call 12/01/23)(a)	5,520	5,290,920
CSC Holdings LLC 5.25%, 06/01/24(b)	5,662	5,293,970
5.38%, 02/01/28 (Call 12/01/23)(a)	7,600	6,051,500
5.50%, 04/15/27 (Call 12/01/23)(a)	10,105	8,440,201
7.50%, 04/01/28 (Call 11/13/23)(a)(b)	2,490	1,593,600
11.25%, 05/15/28 (Call 05/15/25)(a)	8,240	7,848,600
Cumulus Media New Holdings Inc., 6.75%, 07/01/26 (Call 12/01/23)(a)(b)	2,926	2,102,819
Directv Financing LLC/Directv Financing Co-Obligor Inc., 5.88%, 08/15/27 (Call 12/01/23)(a)(b)	27,851	24,369,625
DISH DBS Corp. 5.25%, 12/01/26 (Call 06/01/26)(a)	20,978	16,946,028
5.88%, 11/15/24	15,714	14,417,595
7.38%, 07/01/28 (Call 11/13/23)	5,926	3,319,449
7.75%, 07/01/26	15,200	10,179,288
DISH Network Corp., 11.75%, 11/15/27 (Call 05/15/25)(a)	26,070	25,738,911
GCI LLC, 4.75%, 10/15/28 (Call 11/16/23)(a)	1,958	1,681,433
Gray Television Inc. 5.88%, 07/15/26 (Call 12/01/23)(a)(b)	5,196	4,620,613
7.00%, 05/15/27 (Call 11/13/23)(a)(b)	5,561	4,685,142
iHeartCommunications Inc. 4.75%, 01/15/28 (Call 12/01/23)(a)(b)	3,730	2,638,975
5.25%, 08/15/27 (Call 11/16/23)(a)(b)	5,670	4,153,275
6.38%, 05/01/26 (Call 11/16/23)(b)	5,920	4,824,800
8.38%, 05/01/27 (Call 11/16/23)(b)	7,600	4,654,240
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27 (Call 12/01/23)(a)	8,630	7,810,150
McGraw-Hill Education Inc., 5.75%, 08/01/28 (Call 08/01/24)(a)	6,675	5,628,694

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27 (Call 11/16/23)(a)	$2,581	$2,369,358
Nexstar Media Inc., 5.63%, 07/15/27 (Call 11/13/23)(a)	13,305	11,975,298
Radiate Holdco LLC/Radiate Finance Inc., 4.50%, 09/15/26 (Call 12/01/23)(a)	6,691	5,114,221
Scripps Escrow Inc., 5.88%, 07/15/27 (Call 12/01/23)(a)(b)	3,271	2,445,072
Sirius XM Radio Inc. 3.13%, 09/01/26 (Call 12/01/23)(a)(b)	7,648	6,858,497
4.00%, 07/15/28 (Call 07/15/24)(a)	14,875	12,643,750
5.00%, 08/01/27 (Call 12/01/23)(a)(b)	11,215	10,284,884
TEGNA Inc. 4.63%, 03/15/28 (Call 12/01/23)(b)	7,410	6,391,125
4.75%, 03/15/26 (Call 12/01/23)(a)	4,050	3,799,406
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28 (Call 11/13/23)(a)	7,400	6,501,594
Townsquare Media Inc., 6.88%, 02/01/26 (Call 12/01/23)(a)(b)	3,906	3,618,470
Univision Communications Inc. 5.13%, 02/15/25 (Call 11/13/23)(a)	9,692	9,451,871
6.63%, 06/01/27 (Call 11/13/23)(a)	11,344	10,326,443
8.00%, 08/15/28 (Call 08/15/25)(a)(b)	3,785	3,586,489
UPC Holding BV, 5.50%, 01/15/28 (Call 11/13/23)(a)(b)	3,350	2,933,344
Urban One Inc., 7.38%, 02/01/28 (Call 02/01/24)(a)	5,475	4,542,443
Videotron Ltd. 5.13%, 04/15/27 (Call 12/01/23)(a)	4,421	4,118,438
5.38%, 06/15/24 (Call 03/15/24)(a)	4,490	4,456,325
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28 (Call 12/01/23)(a)	3,450	2,932,500
Ziggo Bond Co. BV, 6.00%, 01/15/27 (Call 12/01/23)(a)(b)	4,621	4,227,865

		346,476,544

Metal Fabricate & Hardware — 0.1%
Advanced Drainage Systems Inc., 5.00%, 09/30/27 (Call 11/16/23)(a)(b)	2,569	2,411,120

Mining — 0.6%
Compass Minerals International Inc., 6.75%, 12/01/27 (Call 11/13/23)(a)(b)	3,707	3,488,361
FMG Resources August 2006 Pty Ltd., 4.50%, 09/15/27 (Call 06/15/27)(a)	4,853	4,359,438
Hecla Mining Co., 7.25%, 02/15/28 (Call 11/16/23)(b)	3,700	3,542,698
Kaiser Aluminum Corp., 4.63%, 03/01/28 (Call 12/01/23)(a)(b)	3,800	3,168,250
New Gold Inc., 7.50%, 07/15/27 (Call 12/01/23)(a)	2,962	2,780,375
Novelis Corp., 3.25%, 11/15/26 (Call 12/01/23)(a)	5,544	4,941,090
Perenti Finance Pty Ltd., 6.50%, 10/07/25 (Call 12/01/23)(a)(b)	3,348	3,260,982
Taseko Mines Ltd., 7.00%, 02/15/26 (Call 12/01/23)(a)(b)	2,941	2,680,869

		28,222,063

Office & Business Equipment — 0.3%
Pitney Bowes Inc., 6.88%, 03/15/27 (Call 03/15/24)(a)(b)	2,851	2,359,972

Security	Par (000)	Value

Office & Business Equipment (continued)
Xerox Holdings Corp. 5.00%, 08/15/25 (Call 07/15/25)(a)(b)	$5,540	$5,104,907
5.50%, 08/15/28 (Call 07/15/28)(a)	5,725	4,422,562

		11,887,441

Oil & Gas — 6.5%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26 (Call 12/01/23)(a)	5,569	5,536,282
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, 11/01/26 (Call 12/01/23)(a)	4,440	4,292,212
Baytex Energy Corp., 8.75%, 04/01/27 (Call 12/01/23)(a)	3,470	3,496,025
Berry Petroleum Co. LLC, 7.00%, 02/15/26 (Call 12/01/23)(a)	2,929	2,811,840
California Resources Corp., 7.13%, 02/01/26 (Call 12/01/23)(a)(b)	4,841	4,858,347
Callon Petroleum Co., 8.00%, 08/01/28 (Call 08/01/24)(a)	4,850	4,777,250
Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.00%, 04/15/25 (Call 12/01/23)(a)(b)	4,340	4,366,528
Centennial Resource Production LLC, 6.88%, 04/01/27 (Call 12/01/23)(a)	2,575	2,526,075
Chesapeake Energy Corp., 5.50%, 02/01/26 (Call 12/01/23)(a)	3,651	3,545,048
CITGO Petroleum Corp. 6.38%, 06/15/26 (Call 12/01/23)(a)	5,227	5,128,883
7.00%, 06/15/25 (Call 12/01/23)(a)	8,725	8,559,400
Civitas Resources Inc. 5.00%, 10/15/26 (Call 12/01/23)(a)	2,943	2,750,739
8.38%, 07/01/28 (Call 07/01/25)(a)	10,465	10,530,406
CNX Resources Corp., 7.25%, 03/14/27 (Call 12/01/23)(a)(b)	2,536	2,494,156
Crescent Energy Finance LLC, 9.25%, 02/15/28 (Call 02/15/25)(a)(b)	6,055	6,121,353
CrownRock LP/CrownRock Finance Inc., 5.63%, 10/15/25 (Call 12/01/23)(a)	9,137	9,011,152
CVR Energy Inc. 5.25%, 02/15/25 (Call 11/16/23)(a)	4,853	4,744,875
5.75%, 02/15/28 (Call 11/16/23)(a)(b)	3,025	2,713,778
Earthstone Energy Holdings LLC, 8.00%, 04/15/27 (Call 04/15/24)(a)	4,046	4,105,967
Encino Acquisition Partners Holdings LLC, 8.50%, 05/01/28 (Call 05/01/24)(a)(b)	5,250	5,118,750
Endeavor Energy Resources LP/EER Finance Inc., 5.75%, 01/30/28 (Call 12/01/23)(a)(b)	7,900	7,579,260
Energian Israel Finance Ltd. 4.88%, 03/30/26 (Call 12/30/25)(a)	4,615	4,063,738
5.38%, 03/30/28 (Call 09/30/27)(a)	4,825	3,947,611
Ensign Drilling Inc., 9.25%, 04/15/24 (Call 12/01/23)(a)(b)	3,213	3,211,233
Gulfport Energy Corp., 8.00%, 05/17/26 (Call 05/17/24)	20	19,910
Gulfport Energy Operating Corp., 8.00%, 05/17/26 (Call 05/17/24)(a)	4,083	4,064,627
Harbour Energy PLC, 5.50%, 10/15/26 (Call 12/01/23)(a)	3,751	3,491,496
Independence Energy Finance LLC, 7.25%, 05/01/26 (Call 12/01/23)(a)	5,530	5,336,450
Ithaca Energy North Sea PLC, 9.00%, 07/15/26 (Call 12/01/23)(a)	4,631	4,456,522

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Laredo Petroleum Inc. 9.50%, 01/15/25 (Call 12/01/23)	$4,013	$4,033,065
10.13%, 01/15/28 (Call 12/01/23)	5,160	5,169,675
Leviathan Bond Ltd. 6.13%, 06/30/25 (Call 03/30/25)(a)	4,536	4,212,369
6.50%, 06/30/27 (Call 12/30/26)(a)	4,430	3,900,670
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26 (Call 11/13/23)(a)	2,958	2,824,890
Matador Resources Co. 5.88%, 09/15/26 (Call 11/16/23)(b)	5,149	4,961,941
6.88%, 04/15/28 (Call 04/15/25)(a)(b)	3,820	3,735,005
MEG Energy Corp., 7.13%, 02/01/27 (Call 12/01/23)(a)(b)	4,645	4,685,644
Moss Creek Resources Holdings Inc. 7.50%, 01/15/26 (Call 12/01/23)(a)	5,177	4,956,053
10.50%, 05/15/27 (Call 12/01/23)(a)(b)	3,672	3,630,690
Murphy Oil Corp. 5.88%, 12/01/27 (Call 11/16/23)(b)	4,205	4,041,320
6.38%, 07/15/28 (Call 07/15/24)(b)	3,320	3,207,701
Nabors Industries Inc. 5.75%, 02/01/25 (Call 11/01/24)(b)	4,076	3,960,053
7.38%, 05/15/27 (Call 05/15/24)(a)(b)	5,367	5,017,555
Nabors Industries Ltd. 7.25%, 01/15/26 (Call 12/01/23)(a)	4,165	3,892,539
7.50%, 01/15/28 (Call 12/01/23)(a)(b)	2,885	2,543,488
Neptune Energy Bondco PLC, 6.63%, 05/15/25 (Call 12/01/23)(a)	6,790	6,741,384
Northern Oil and Gas Inc., 8.13%, 03/01/28 (Call 03/01/24)(a)	5,265	5,186,183
Oasis Petroleum Inc., 6.38%, 06/01/26 (Call 12/01/23)(a)(b)	2,926	2,874,795
Parkland Corp., 5.88%, 07/15/27 (Call 12/01/23)(a)	3,686	3,529,345
PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 02/15/28 (Call 12/01/23)(b)	6,400	5,903,509
PDC Energy Inc., 5.75%, 05/15/26 (Call 12/01/23)	2,100	2,091,075
Petrofac Ltd., 9.75%, 11/15/26 (Call 12/01/23)(a)	4,475	3,048,907
Puma International Financing SA, 5.00%, 01/24/26 (Call 11/13/23)(a)	5,567	5,006,918
Range Resources Corp., 4.88%, 05/15/25 (Call 02/15/25)	5,642	5,486,845
Sitio Royalties Operating Partnership LP/Sitio Finance Corp., 7.88%, 11/01/28 (Call 11/01/25)	1,720	1,700,650
SM Energy Co. 6.50%, 07/15/28 (Call 07/15/24)(b)	3,025	2,907,997
6.63%, 01/15/27 (Call 12/01/23)(b)	3,110	3,031,450
6.75%, 09/15/26 (Call 12/01/23)	3,091	3,036,011
Southwestern Energy Co., 5.70%, 01/23/25 (Call 10/23/24)	3,299	3,248,261
Strathcona Resources Ltd., 6.88%, 08/01/26 (Call 12/01/23)(a)(b)	3,710	3,445,440
Sunoco LP/Sunoco Finance Corp. 5.88%, 03/15/28 (Call 12/01/23)	3,105	2,935,611
6.00%, 04/15/27 (Call 12/01/23)(b)	4,480	4,308,136
7.00%, 09/15/28 (Call 09/15/25)(a)(b)	3,680	3,589,564
Talos Production Inc., 12.00%, 01/15/26 (Call 11/16/23)	5,368	5,579,750
Transocean Inc. 7.25%, 11/01/25 (Call 11/14/23)(a)	2,933	2,863,341
7.50%, 01/15/26 (Call 11/14/23)(a)	4,498	4,308,454
8.00%, 02/01/27 (Call 11/13/23)(a)	4,753	4,461,356

Security	Par (000)	Value

Oil & Gas (continued)
11.50%, 01/30/27 (Call 11/13/23)(a)	$5,500	$5,723,465
Transocean Poseidon Ltd., 6.88%, 02/01/27 (Call 12/01/23)(a)	2,501	2,450,490
Transocean Titan Financing Ltd., 8.38%, 02/01/28 (Call 02/01/25)(a)	4,095	4,099,709
Viper Energy Partners LP, 5.38%, 11/01/27 (Call 12/01/23)(a)	3,163	2,988,213

		298,979,430

Oil & Gas Services — 0.8%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%, 04/01/28 (Call 12/01/23)(a)	6,475	6,013,656
6.88%, 04/01/27 (Call 12/01/23)(a)	3,666	3,533,572
Bristow Group Inc., 6.88%, 03/01/28 (Call 03/01/24)(a)	3,025	2,801,906
CGG SA, 8.75%, 04/01/27 (Call 04/01/24)(a)(b)	3,796	3,352,551
CSI Compressco LP/CSI Compressco Finance Inc., 7.50%, 04/01/25 (Call 12/01/23)(a)(b)	2,811	2,731,402
Enerflex Ltd., 9.00%, 10/15/27 (Call 10/15/24)(a)	4,629	4,200,817
KCA Deutag UK Finance PLC, 9.88%, 12/01/25 (Call 11/13/23)(a)	4,231	4,258,036
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26 (Call 12/01/23)	5,345	5,175,350
6.88%, 09/01/27 (Call 12/01/23)(b)	5,801	5,539,955

		37,607,245

Packaging & Containers — 3.5%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
3.25%, 09/01/28 (Call 05/15/24)(a)	4,450	3,621,188
6.00%, 06/15/27 (Call 06/15/24)(a)	4,460	4,220,275
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc. 4.13%, 08/15/26 (Call 11/13/23)(a)	9,074	8,007,805
5.25%, 04/30/25 (Call 12/04/23)(a)	5,189	4,974,954
5.25%, 08/15/27 (Call 12/01/23)(a)(b)	13,541	9,851,077
Ball Corp. 4.00%, 11/15/23	8,031	8,014,605
4.88%, 03/15/26 (Call 12/15/25)	5,574	5,351,479
5.25%, 07/01/25	7,697	7,578,851
6.88%, 03/15/28 (Call 11/15/24)(b)	5,575	5,570,470
Berry Global Inc., 5.63%, 07/15/27 (Call 12/01/23)(a)(b)	3,685	3,515,748
Cascades Inc./Cascades USA Inc., 5.38%, 01/15/28 (Call 12/01/23)(a)	3,385	3,069,725
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)	2,928	2,756,590
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 12/01/23)	6,515	6,248,564
Graham Packaging Co. Inc., 7.13%, 08/15/28 (Call 12/01/23)(a)	3,775	2,896,142
Graphic Packaging International LLC, 3.50%, 03/15/28(a)(b)	3,625	3,150,207
Intelligent Packaging Ltd. Finco Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 09/15/28 (Call 12/01/23)(a)	5,075	4,157,542
LABL Inc. 6.75%, 07/15/26 (Call 11/13/23)(a)	5,182	4,771,650
10.50%, 07/15/27 (Call 11/13/23)(a)(b)	5,126	4,421,175

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Packaging & Containers (continued)
Mauser Packaging Solutions Holding Co. 7.88%, 08/15/26 (Call 08/15/24)(a)(b)	$20,395	$19,094,819
9.25%, 04/15/27 (Call 10/15/24)(a)(b)	9,988	8,291,110
Owens-Brockway Glass Container Inc., 6.63%, 05/13/27 (Call 12/01/23)(a)(b)	4,519	4,293,050
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer Inc. 4.00%, 10/15/27 (Call 12/01/23)(a)	7,700	6,781,313
4.38%, 10/15/28 (Call 10/15/24)(a)	2,058	1,757,018
Sealed Air Corp. 4.00%, 12/01/27 (Call 09/01/27)(a)(b)	3,139	2,769,076
5.13%, 12/01/24 (Call 09/01/24)(a)	3,578	3,510,999
5.50%, 09/15/25 (Call 06/15/25)(a)(b)	2,946	2,858,380
Sealed Air Corp./Sealed Air Corp. US, 6.13%, 02/01/28 (Call 02/01/25)(a)	5,757	5,476,346
Silgan Holdings Inc., 4.13%, 02/01/28 (Call 11/16/23)(b)	4,250	3,776,656
Trivium Packaging Finance BV 5.50%, 08/15/26 (Call 12/01/23)(a)	7,785	7,061,773
8.50%, 08/15/27 (Call 11/13/23)(a)(b)	5,191	4,334,485

		162,183,072

Pharmaceuticals — 2.9%
AdaptHealth LLC, 6.13%, 08/01/28 (Call 11/13/23)(a)	2,575	2,127,964
Bausch Health Americas Inc., 9.25%, 04/01/26 (Call 12/01/23)(a)(b)	6,005	5,288,829
Bausch Health Companies Inc. 5.50%, 11/01/25 (Call 12/01/23)(a)(b)	13,300	11,471,250
6.13%, 02/01/27 (Call 02/01/24)(a)	7,625	4,231,875
9.00%, 12/15/25 (Call 12/01/23)(a)(b)	7,455	6,530,589
11.00%, 09/30/28(a)(b)	13,190	8,005,388
Cheplapharm Arzneimittel GmbH, 5.50%, 01/15/28 (Call 01/15/24)(a)	3,684	3,290,616
Elanco Animal Health Inc., 6.65%, 08/28/28 (Call 05/28/28)(b)	4,150	3,967,369
Grifols Escrow Issuer SA, 4.75%, 10/15/28 (Call 10/15/24)(a)	5,300	4,438,750
Herbalife Nutrition Ltd./HLF Financing Inc., 7.88%, 09/01/25 (Call 12/01/23)(a)	4,428	4,148,992
Organon & Co./Organon Foreign Debt Co.-Issuer BV, 4.13%, 04/30/28 (Call 04/30/24)(a)	15,542	13,424,797
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25 (Call 12/01/23)(a)	3,441	2,313,728
Perrigo Finance Unlimited Co. 3.90%, 12/15/24 (Call 09/15/24)	5,705	5,526,719
4.38%, 03/15/26 (Call 12/15/25)	5,161	4,842,582
PRA Health Sciences Inc., 2.88%, 07/15/26 (Call 12/01/23)(a)(b)	3,659	3,348,973
Prestige Brands Inc., 5.13%, 01/15/28 (Call 12/01/23)(a)(b)	2,935	2,705,982
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/26	25,527	22,512,517
4.75%, 05/09/27 (Call 02/09/27)(b)	7,576	6,866,750
6.00%, 04/15/24 (Call 01/15/24)	7,102	7,050,510
6.75%, 03/01/28 (Call 12/01/27)(b)	9,605	9,184,781
7.13%, 01/31/25 (Call 10/31/24)(b)	3,400	3,369,059

		134,648,020

Security	Par (000)	Value

Pipelines — 4.8%
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.75%, 03/01/27 (Call 11/16/23)(a)	$5,082	$4,849,456
5.75%, 01/15/28 (Call 11/16/23)(a)(b)	5,115	4,795,312
7.88%, 05/15/26 (Call 11/16/23)(a)	4,422	4,453,945
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/25 (Call 12/01/23)(a)(b)	4,453	4,461,817
Buckeye Partners LP 3.95%, 12/01/26 (Call 09/01/26)	4,506	4,091,088
4.13%, 03/01/25 (Call 02/01/25)(a)	3,713	3,535,890
4.13%, 12/01/27 (Call 09/01/27)	3,057	2,649,211
4.50%, 03/01/28 (Call 12/01/27)(a)(b)	3,755	3,275,299
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 5.63%, 05/01/27 (Call 11/16/23)(a)	4,450	4,280,366
5.75%, 04/01/25 (Call 12/01/23)	4,020	3,969,750
Delek Logistics Partners LP/Delek Logistics Finance Corp., 7.13%, 06/01/28 (Call 06/01/24)(a)	3,050	2,776,229
EnLink Midstream LLC, 5.63%, 01/15/28 (Call 07/15/27)(a)(b)	3,800	3,587,723
EnLink Midstream Partners LP 4.15%, 06/01/25 (Call 03/01/25)	3,345	3,203,841
4.85%, 07/15/26 (Call 04/15/26)	3,636	3,451,473
EQM Midstream Partners LP 4.13%, 12/01/26 (Call 09/01/26)	3,766	3,487,278
5.50%, 07/15/28 (Call 04/15/28)	1,750	1,629,845
6.00%, 07/01/25 (Call 04/01/25)(a)	3,535	3,452,369
6.50%, 07/01/27 (Call 01/01/27)(a)(b)	7,056	6,861,778
7.50%, 06/01/27 (Call 06/01/24)(a)	4,086	4,051,678
FTAI Infra Escrow Holdings LLC, 10.50%, 06/01/27 (Call 06/01/25)(a)(b)	4,476	4,388,522
Genesis Energy LP/Genesis Energy Finance Corp. 6.50%, 10/01/25 (Call 12/01/23)	4,295	4,199,808
7.75%, 02/01/28 (Call 12/01/23)	5,225	4,911,500
8.00%, 01/15/27 (Call 01/15/24)	7,869	7,554,240
Global Partners LP/GLP Finance Corp., 7.00%, 08/01/27 (Call 11/16/23)(b)	2,936	2,767,180
Harvest Midstream I LP, 7.50%, 09/01/28 (Call 12/01/23)(a)	6,150	5,851,786
Hess Midstream Operations LP 5.13%, 06/15/28 (Call 12/01/23)(a)(b)	2,245	2,078,987
5.63%, 02/15/26 (Call 12/01/23)(a)	6,286	6,106,391
Holly Energy Partners LP/Holly Energy Finance Corp. 5.00%, 02/01/28 (Call 11/16/23)(a)	3,700	3,403,471
6.38%, 04/15/27 (Call 04/15/24)(a)	3,170	3,083,142
Howard Midstream Energy Partners LLC 6.75%, 01/15/27 (Call 01/15/24)(a)(b)	2,937	2,785,561
8.88%, 07/15/28 (Call 07/15/25)(a)(b)	4,175	4,211,009
Martin Midstream Partners LP/Martin Midstream Finance Corp., 11.50%, 02/15/28 (Call 08/15/25)(a)(b)	3,025	2,957,946
New Fortress Energy Inc. 6.50%, 09/30/26 (Call 12/01/23)(a)	11,524	10,313,980
6.75%, 09/15/25 (Call 11/21/23)(a)	9,660	8,959,650
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26 (Call 12/01/23)(a)	15,751	15,376,914
Northriver Midstream Finance LP, 5.63%, 02/15/26 (Call 12/01/23)(a)	3,863	3,664,337

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
NuStar Logistics LP 5.63%, 04/28/27 (Call 01/28/27)	$4,190	$3,960,283
5.75%, 10/01/25 (Call 07/01/25)	4,420	4,280,957
6.00%, 06/01/26 (Call 03/01/26)	3,754	3,630,306
Rockies Express Pipeline LLC, 3.60%, 05/15/25 (Call 04/15/25)(a)	3,072	2,906,880
Southeast Supply Header LLC, 4.25%, 06/15/24 (Call 03/15/24)(a)	3,455	3,310,268
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 9.00%, 10/15/26 (Call 12/01/23)(a)(c)	5,850	5,616,000
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 5.50%, 01/15/28 (Call 12/01/23)(a)	6,005	5,284,400
6.00%, 03/01/27 (Call 12/01/23)(a)	3,271	2,998,608
7.50%, 10/01/25 (Call 12/01/23)(a)	4,585	4,520,467
Venture Global LNG Inc., 8.13%, 06/01/28 (Call 06/01/25)(a)(b)	17,165	16,641,467

		218,628,408

Real Estate — 0.4%
Cushman & Wakefield U.S. Borrower LLC, 6.75%, 05/15/28 (Call 12/01/23)(a)(b)	4,800	4,385,400
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25 (Call 12/01/23)(a)(b)	4,623	4,364,020
Howard Hughes Corp. (The), 5.38%, 08/01/28 (Call 12/01/23)(a)	5,735	5,047,517
Newmark Group Inc., 6.13%, 11/15/23	4,608	4,597,171

		18,394,108

Real Estate Investment Trusts — 4.1%
Blackstone Mortgage Trust Inc., 3.75%, 01/15/27 (Call 10/15/26)(a)(b)	2,990	2,488,129
Brandywine Operating Partnership LP 3.95%, 11/15/27 (Call 08/15/27)(b)	3,525	2,927,368
4.10%, 10/01/24 (Call 07/01/24)(b)	2,925	2,815,988
7.80%, 03/15/28 (Call 02/15/28)(b)	2,700	2,434,369
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/27 (Call 12/01/23)(a)	5,778	4,806,122
5.75%, 05/15/26 (Call 11/13/23)(a)	7,315	6,690,710
CTR Partnership LP/CareTrust Capital Corp., 3.88%, 06/30/28 (Call 03/30/28)(a)(b)	3,050	2,566,632
Diversified Healthcare Trust 4.75%, 02/15/28 (Call 08/15/27)(b)	3,725	2,713,812
9.75%, 06/15/25 (Call 11/16/23)	4,048	3,926,560
Global Net Lease Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27 (Call 09/15/27)(a)	3,795	2,866,916
HAT Holdings I LLC/HAT Holdings II LLC 3.38%, 06/15/26 (Call 03/15/26)(a)(b)	7,697	6,754,118
6.00%, 04/15/25 (Call 12/01/23)(a)(b)	3,171	3,076,726
Iron Mountain Inc. 4.88%, 09/15/27 (Call 11/13/23)(a)(b)	7,435	6,795,144
5.00%, 07/15/28 (Call 11/13/23)(a)	4,030	3,606,850
5.25%, 03/15/28 (Call 11/13/23)(a)	6,230	5,699,827
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 02/01/27 (Call 12/01/23)(a)	5,330	4,659,086
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/27 (Call 12/01/23)(b)	10,594	8,193,135
5.25%, 08/01/26 (Call 12/01/23)(b)	3,685	3,169,100

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Necessity Retail REIT Inc./American Finance Operating Partner LP (The), 4.50%, 09/30/28 (Call 06/30/28)(a)(b)	$135	$101,081
New Residential Investment Corp., 6.25%, 10/15/25 (Call 12/01/23)(a)	4,051	3,845,915
Office Properties Income Trust 4.25%, 05/15/24 (Call 02/15/24)	3,031	2,843,836
4.50%, 02/01/25 (Call 11/01/24)	4,981	4,294,967
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 5.88%, 10/01/28 (Call 12/01/23)(a)	4,775	4,289,430
7.50%, 06/01/25 (Call 12/01/23)(a)	5,051	5,006,602
RHP Hotel Properties LP/RHP Finance Corp. 4.75%, 10/15/27 (Call 12/01/23)	5,235	4,757,306
7.25%, 07/15/28 (Call 07/15/25)	3,070	2,984,664
RLJ Lodging Trust LP, 3.75%, 07/01/26 (Call 12/01/23)(a)(b)	3,664	3,304,846
SBA Communications Corp., 3.88%, 02/15/27 (Call 11/13/23)(b)	11,400	10,359,750
Service Properties Trust 3.95%, 01/15/28 (Call 07/15/27)	2,955	2,205,169
4.35%, 10/01/24 (Call 09/01/24)	6,593	6,321,039
4.50%, 03/15/25 (Call 09/15/24)	2,884	2,693,656
4.65%, 03/15/24 (Call 12/01/23)(b)	2,855	2,817,742
4.75%, 10/01/26 (Call 08/01/26)	3,400	2,880,933
4.95%, 02/15/27 (Call 08/15/26)(b)	3,066	2,556,278
5.25%, 02/15/26 (Call 08/15/25)(b)	2,754	2,457,945
5.50%, 12/15/27 (Call 09/15/27)	3,381	2,856,342
7.50%, 09/15/25 (Call 06/15/25)(b)	6,217	6,040,333
Starwood Property Trust Inc. 3.63%, 07/15/26 (Call 01/15/26)(a)(b)	3,060	2,693,136
3.75%, 12/31/24 (Call 09/30/24)(a)	3,484	3,290,809
4.38%, 01/15/27 (Call 07/15/26)(a)(b)	3,786	3,251,701
4.75%, 03/15/25 (Call 09/15/24)(b)	4,376	4,194,484
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC 4.75%, 04/15/28 (Call 04/15/24)(a)	4,350	3,471,844
10.50%, 02/15/28 (Call 09/15/25)(a)	19,370	18,648,806
XHR LP, 6.38%, 08/15/25 (Call 11/13/23)(a)(b)	3,700	3,593,625

		187,952,831

Retail — 3.6%
1011778 BC ULC/New Red Finance Inc. 3.88%, 01/15/28 (Call 12/01/23)(a)	11,875	10,603,261
4.38%, 01/15/28 (Call 12/01/23)(a)(b)	5,920	5,313,200
5.75%, 04/15/25 (Call 12/01/23)(a)(b)	3,651	3,618,327
Academy Ltd., 6.00%, 11/15/27 (Call 11/15/23)(a)(b)	2,965	2,786,477
Asbury Automotive Group Inc., 4.50%, 03/01/28 (Call 11/13/23)	3,006	2,659,318
Bath & Body Works Inc., 5.25%, 02/01/28(b)	3,675	3,371,384
Brinker International Inc., 5.00%, 10/01/24 (Call 07/01/24)(a)(b)	2,980	2,907,288
CEC Entertainment LLC, 6.75%, 05/01/26 (Call 12/01/23)(a)	4,826	4,510,428
Dave & Buster’s Inc., 7.63%, 11/01/25 (Call 12/01/23)(a)	3,213	3,190,509
eG Global Finance PLC 6.75%, 02/07/25 (Call 11/13/23)(a)	5,329	5,251,430
8.50%, 10/30/25 (Call 12/01/23)(a)	4,330	4,257,136
Evergreen Acqco 1 LP/TVI Inc., 9.75%, 04/26/28 (Call 02/15/25)(a)(b)	4,200	4,240,110

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
Ferrellgas LP/Ferrellgas Finance Corp., 5.38%, 04/01/26 (Call 12/01/23)(a)	$4,806	$4,501,059
FirstCash Inc., 4.63%, 09/01/28 (Call 12/01/23)(a)	4,200	3,685,675
Group 1 Automotive Inc., 4.00%, 08/15/28 (Call 12/01/23)(a)	5,570	4,790,200
Guitar Center Inc., 8.50%, 01/15/26 (Call 11/13/23)(a)(b)	4,074	3,437,862
IRB Holding Corp., 7.00%, 06/15/25 (Call 12/01/23)(a)(b)	5,555	5,537,548
Ken Garff Automotive LLC, 4.88%, 09/15/28 (Call 12/01/23)(a)	2,950	2,522,250
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/27 (Call 12/01/23)(a)	5,575	5,272,974
Kohl’s Corp., 4.25%, 07/17/25 (Call 04/17/25)(b)	2,610	2,469,060
Lithia Motors Inc., 4.63%, 12/15/27 (Call 12/01/23)(a)(b)	2,950	2,655,673
LSF9 Atlantis Holdings LLC/Victra Finance Corp., 7.75%, 02/15/26 (Call 12/01/23)(a)(b)	6,076	5,480,207
Michaels Companies Inc. (The), 5.25%, 05/01/28 (Call 11/13/23)(a)(b)	6,300	4,535,775
NMG Holding Co. Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26 (Call 12/01/23)(a)	8,286	7,745,604
Nordstrom Inc., 4.00%, 03/15/27 (Call 12/15/26)(b)	2,611	2,303,283
Penske Automotive Group Inc., 3.50%, 09/01/25 (Call 11/13/23)(b)	4,044	3,851,910
PetSmart Inc./PetSmart Finance Corp., 4.75%, 02/15/28 (Call 02/15/24)(a)(b)	8,950	7,919,919
QVC Inc. 4.45%, 02/15/25 (Call 11/15/24)	4,757	4,093,922
4.75%, 02/15/27 (Call 11/15/26)(b)	4,275	2,426,062
4.85%, 04/01/24	3,808	3,653,490
Sally Holdings LLC/Sally Capital Inc., 5.63%, 12/01/25 (Call 12/01/23)	5,054	4,885,230
Sizzling Platter LLC/Sizzling Platter Finance Corp., 8.50%, 11/28/25 (Call 12/01/23)(a)(b)	2,556	2,541,942
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26 (Call 12/01/23)(a)	5,362	5,000,065
SRS Distribution Inc., 4.63%, 07/01/28 (Call 07/01/24)(a)(b)	4,875	4,263,077
Staples Inc., 7.50%, 04/15/26 (Call 12/01/23)(a)	15,210	12,396,150
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.88%, 03/01/27 (Call 12/01/23) .	2,566	2,431,285
White Cap Buyer LLC, 6.88%, 10/15/28 (Call 12/01/23)(a)	3,325	2,894,861

		164,003,951

Semiconductors — 0.3%
Amkor Technology Inc., 6.63%, 09/15/27 (Call 12/01/23)(a)(b)	3,840	3,729,600
ams-OSRAM AG, 7.00%, 07/31/25 (Call 12/01/23)(a)	3,286	3,231,292
Entegris Inc., 4.38%, 04/15/28 (Call 11/13/23)(a)(b)	3,000	2,672,595
ON Semiconductor Corp., 3.88%, 09/01/28 (Call 12/01/23)(a)	5,300	4,544,750

		14,178,237

Software — 1.8%
ACI Worldwide Inc., 5.75%, 08/15/26 (Call 12/01/23)(a)	2,970	2,838,726
Alteryx Inc., 8.75%, 03/15/28 (Call 03/15/25)(a)(b)	3,310	3,268,625

Security	Par (000)	Value

Software (continued)
Boxer Parent Co. Inc. 7.13%, 10/02/25 (Call 12/01/23)(a)	$4,420	$4,354,879
9.13%, 03/01/26 (Call 11/13/23)(a)	2,554	2,538,038
Camelot Finance SA, 4.50%, 11/01/26 (Call 12/01/23)(a)	5,481	5,060,607
CDK Global Inc., 4.88%, 06/01/27 (Call 12/01/23)	15	10,984
Clarivate Science Holdings Corp., 3.88%, 07/01/28 (Call 06/30/24)(a)	7,035	6,079,999
Consensus Cloud Solutions Inc., 6.50%, 10/15/28 (Call 10/15/26)(a)	3,450	2,859,188
Fair Isaac Corp. 4.00%, 06/15/28 (Call 11/16/23)(a)	6,494	5,775,872
5.25%, 05/15/26 (Call 02/15/26)(a)	3,113	2,995,671
Helios Software Holdings Inc./ION Corporate Solutions Finance Sarl, 4.63%, 05/01/28 (Call 05/01/24)(a)	2,250	1,894,005
MicroStrategy Inc., 6.13%, 06/15/28 (Call 06/15/24)(a)(b)	3,825	3,461,625
Open Text Corp., 3.88%, 02/15/28 (Call 12/01/23)(a)	6,890	5,965,017
PTC Inc. 3.63%, 02/15/25 (Call 12/01/23)(a)	3,997	3,846,166
4.00%, 02/15/28 (Call 12/01/23)(a)	3,750	3,336,281
SS&C Technologies Inc., 5.50%, 09/30/27 (Call 12/01/23)(a)(b)	15,381	14,438,914
Veritas U.S. Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25 (Call 12/01/23)(a)	13,399	10,953,682
West Technology Group LLC, 8.50%, 04/10/27 (Call 12/01/23)(a)(b)	3,434	2,963,542

		82,641,821

Telecommunications — 3.7%
Altice France Holding SA, 10.50%, 05/15/27 (Call 11/13/23)(a)	11,000	5,967,500
Altice France SA/France 5.50%, 01/15/28 (Call 12/01/23)(a)	8,850	6,571,125
8.13%, 02/01/27 (Call 11/13/23)(a)	13,619	11,454,430
C&W Senior Financing DAC, 6.88%, 09/15/27 (Call 11/13/23)(a)	9,075	7,734,622
CommScope Inc. 6.00%, 03/01/26 (Call 12/01/23)(a)(b)	11,435	9,605,400
8.25%, 03/01/27 (Call 12/01/23)(a)(b)	1,400	572,775
CommScope Technologies LLC, 6.00%, 06/15/25 (Call 11/13/23)(a)(b)	9,807	5,884,200
Connect Finco Sarl/Connect U.S. Finco LLC, 6.75%, 10/01/26 (Call 11/13/23)(a)(b)	15,761	14,672,703
Consolidated Communications Inc. 5.00%, 10/01/28 (Call 11/13/23)(a)	3,000	2,250,000
6.50%, 10/01/28 (Call 11/13/23)(a)	3,738	2,962,365
Frontier Communications Holdings LLC 5.00%, 05/01/28 (Call 05/01/24)(a)(b)	11,675	10,069,687
5.88%, 10/15/27 (Call 12/01/23)(a)(b)	8,580	7,818,525
Hughes Satellite Systems Corp. 5.25%, 08/01/26	5,700	5,124,585
6.63%, 08/01/26(b)	5,671	4,796,929
Iliad Holding SASU, 6.50%, 10/15/26 (Call 11/13/23)(a)	9,216	8,605,440
Level 3 Financing Inc. 3.40%, 03/01/27 (Call 01/01/27)(a)	5,585	5,159,144
4.25%, 07/01/28 (Call 12/01/23)(a)	7,975	4,505,875
4.63%, 09/15/27 (Call 12/01/23)(a)	7,850	5,289,919
10.50%, 05/15/30 (Call 05/15/26)(a)	2,564	2,557,334

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
Lumen Technologies Inc., 4.00%, 02/15/27 (Call 12/01/23)(a)	$9,402	$6,341,649
Telecom Italia SpA/Milano, 5.30%, 05/30/24(a)(b)	11,580	11,381,072
ViaSat Inc. 5.63%, 09/15/25 (Call 11/13/23)(a)	5,216	4,845,612
5.63%, 04/15/27 (Call 11/13/23)(a)	4,446	3,883,803
6.50%, 07/15/28 (Call 12/01/23)(a)(b)	2,955	2,094,800
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/28 (Call 12/01/23)(a)(b)	10,400	8,104,200
Zayo Group Holdings Inc. 4.00%, 03/01/27 (Call 12/01/23)(a)(b)	11,043	8,309,857
6.13%, 03/01/28 (Call 12/01/23)(a)(b)	8,030	5,299,800

		171,863,351

Transportation — 0.3%
Cargo Aircraft Management Inc., 4.75%, 02/01/28 (Call 11/16/23)(a)(b)	5,675	5,008,187
Watco Cos. LLC/Watco Finance Corp., 6.50%, 06/15/27 (Call 12/01/23)(a)(b)	4,570	4,283,461
XPO Escrow Sub LLC, 7.50%, 11/15/27 (Call 11/15/24)(a)(b)	2,613	2,609,734

		11,901,382

Trucking & Leasing — 0.5%
Fortress Transportation and Infrastructure Investors LLC
5.50%, 05/01/28 (Call 05/01/24)(a)	7,725	7,025,405
6.50%, 10/01/25 (Call 12/01/23)(a)	4,786	4,725,616
9.75%, 08/01/27 (Call 11/13/23)(a)	2,911	2,992,356
NAC Aviation 29 DAC, 4.75%, 06/30/26 (Call 11/06/23)(b)	6,743	6,122,566

		20,865,943

Water — 0.1%
Solaris Midstream Holdings LLC, 7.63%, 04/01/26 (Call 12/01/23)(a)	2,923	2,787,959

Total Corporate Bonds & Notes — 98.0% (Cost: $4,778,677,980)		4,500,332,782

Security	Shares	Value

Common Stocks

Health Care Technology — 0.0%
Quincy Health LLC(d)(e)	25,958	$—

Total Common Stocks — 0.0% (Cost $2,673,769)		—

Total Long-Term Investments — 98.0% (Cost: $4,781,351,749)		4,500,332,782

Short-Term Securities

Money Market Funds — 14.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(f)(g)(h)	636,441,409	636,695,986
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(f)(g)	31,090,000	31,090,000

Total Short-Term Securities — 14.5% (Cost: $667,384,934)		667,785,986

Total Investments — 112.5% (Cost: $5,448,736,683)		5,168,118,768

Liabilities in Excess of Other Assets — (12.5)%		(573,775,421)

Net Assets — 100.0%		$4,594,343,347

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Non-income producing security.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,015,499,020	$—	$(379,577,821	)(a)	$303,333	$471,454	$636,695,986	636,441,409	$7,848,501	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	57,659,000	—	(26,569,000	)(a)	—	—	31,090,000	31,090,000	1,655,332		46

					$303,333	$471,454	$667,785,986		$9,503,833		$46

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2023	iShares® 0-5 Year High Yield Corporate Bond ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$4,500,332,782	$—	$4,500,332,782
Common Stocks	—	—	—	—
Short-Term Securities
Money Market Funds	667,785,986	—	—	667,785,986

	$667,785,986	$4,500,332,782	$—	$5,168,118,768

See notes to financial statements.

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.8%
Advantage Sales & Marketing Inc., 6.50%, 11/15/28 (Call 11/15/23)(a)(b)	$6,324	$5,154,060
Clear Channel International BV, 6.63%, 08/01/25 (Call 11/13/23)(a)(b)	2,840	2,776,820
Clear Channel Outdoor Holdings Inc. 5.13%, 08/15/27 (Call 12/01/23)(a)(b)	9,468	8,415,118
7.50%, 06/01/29 (Call 06/01/24)(a)(b)	8,202	5,970,118
7.75%, 04/15/28 (Call 04/15/24)(a)(b)	7,784	5,950,714
9.00%, 09/15/28 (Call 09/15/25)(b)	5,665	5,517,597
Lamar Media Corp. 3.63%, 01/15/31 (Call 01/15/26)(b)	4,095	3,310,029
3.75%, 02/15/28 (Call 11/16/23)(b)	4,317	3,823,662
4.00%, 02/15/30 (Call 02/15/25)(b)	4,056	3,431,782
4.88%, 01/15/29 (Call 01/15/24)(b)	3,299	3,024,721
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.25%, 01/15/29 (Call 01/15/24)(a)(b)	3,864	3,147,576
4.63%, 03/15/30 (Call 03/15/25)(a)(b)	3,855	3,093,637
5.00%, 08/15/27 (Call 11/13/23)(a)(b)	4,941	4,388,991
6.25%, 06/15/25 (Call 12/01/23)(a)	2,805	2,766,347
Stagwell Global LLC, 5.63%, 08/15/29 (Call 08/15/24)(a)(b)	8,526	7,046,654
Summer BC Bidco B LLC, 5.50%, 10/31/26 (Call 12/01/23)(a)	3,185	2,773,657
Terrier Media Buyer Inc., 8.88%, 12/15/27 (Call 11/13/23)(a)(b)	6,798	5,251,455

		75,842,938

Aerospace & Defense — 2.1%
Bombardier Inc. 6.00%, 02/15/28 (Call 02/15/24)(a)	5,670	5,017,260
7.13%, 06/15/26 (Call 12/01/23)(a)	9,489	9,130,184
7.45%, 05/01/34(a)(b)	3,893	4,360,160
7.50%, 03/15/25 (Call 12/01/23)(a)	2,782	2,778,918
7.50%, 02/01/29 (Call 02/01/26)(a)(b)	5,931	5,493,656
7.88%, 04/15/27 (Call 12/01/23)(a)(b)	14,331	13,786,036
Moog Inc., 4.25%, 12/15/27 (Call 12/01/23)(a)	4,139	3,684,780
Rolls-Royce PLC 3.63%, 10/14/25 (Call 07/14/25)(a)	7,452	6,964,329
5.75%, 10/15/27 (Call 07/15/27)(a)	7,952	7,535,115
Spirit AeroSystems Inc. 3.85%, 06/15/26 (Call 03/15/26)(b)	2,333	2,155,366
4.60%, 06/15/28 (Call 03/15/28)(b)	5,562	4,400,409
7.50%, 04/15/25 (Call 12/01/23)(a)	8,952	8,929,922
9.38%, 11/30/29 (Call 11/30/25)(a)(b)	6,895	7,080,687
TransDigm Inc. 4.63%, 01/15/29 (Call 01/15/24)(b)	9,383	8,090,398
4.88%, 05/01/29 (Call 05/01/24)	5,832	5,052,748
5.50%, 11/15/27 (Call 12/01/23)	20,354	18,948,648
6.25%, 03/15/26 (Call 12/01/23)(a)	34,279	33,452,401
6.75%, 08/15/28 (Call 02/15/25)(a)	16,095	15,627,977
6.88%, 12/15/30 (Call 08/18/26)(a)	11,875	11,466,025
7.50%, 03/15/27 (Call 12/01/23)	4,629	4,623,334
Triumph Group Inc. 7.75%, 08/15/25 (Call 12/01/23)(b)	3,232	3,070,400
9.00%, 03/15/28 (Call 03/15/25)(a)	9,726	9,446,265

		191,095,018

Agriculture — 0.3%
Darling Ingredients Inc. 5.25%, 04/15/27 (Call 11/13/23)(a)(b)	4,092	3,893,395

Security	Par (000)	Value

Agriculture (continued)
6.00%, 06/15/30 (Call 06/15/25)(a)(b)	$7,807	$7,324,523
Turning Point Brands Inc., 5.63%, 02/15/26 (Call 11/13/23)(a)	1,916	1,757,930
Vector Group Ltd. 5.75%, 02/01/29 (Call 02/01/24)(a)	6,800	5,762,437
10.50%, 11/01/26 (Call 12/01/23)(a)	3,898	3,900,885

		22,639,170

Airlines — 1.7%
Air Canada, 3.88%, 08/15/26 (Call 02/15/26)(a)	8,919	8,115,060
Allegiant Travel Co., 7.25%, 08/15/27 (Call 08/15/24)(a)	4,120	3,728,600
American Airlines Group Inc., 3.75%, 03/01/25(a)	3,623	3,380,302
American Airlines Inc. 7.25%, 02/15/28 (Call 02/15/25)(a)(b)	5,760	5,355,778
11.75%, 07/15/25(a)(b)	15,197	16,101,206
American Airlines Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/26(a)	23,600	22,950,191
5.75%, 04/20/29(a)	23,753	21,426,057
Delta Air Lines Inc. 2.90%, 10/28/24 (Call 09/28/24)	2,195	2,106,403
3.75%, 10/28/29 (Call 07/28/29)(b)	3,502	2,977,803
4.38%, 04/19/28 (Call 01/19/28)(b)	3,118	2,863,945
7.38%, 01/15/26 (Call 12/15/25)(b)	5,717	5,773,884
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26 (Call 01/20/24)(a)	9,549	7,055,464
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25 (Call 11/14/23)(a)	8,812	6,498,849
United Airlines Holdings Inc., 4.88%, 01/15/25	2,294	2,223,008
United Airlines Inc. 4.38%, 04/15/26 (Call 10/15/25)(a)	15,928	14,775,044
4.63%, 04/15/29 (Call 10/15/28)(a)	15,069	12,728,833
VistaJet Malta Finance PLC/Vista Management Holding Inc. 6.38%, 02/01/30 (Call 02/01/25)(a)(b)	8,222	5,483,189
7.88%, 05/01/27 (Call 05/01/24)(a)(b)	3,670	2,822,524
9.50%, 06/01/28 (Call 06/01/25)(a)(b)	3,700	2,834,836

		149,200,976

Apparel — 0.4%
Crocs Inc. 4.13%, 08/15/31 (Call 08/15/26)(a)(b)	2,627	1,996,409
4.25%, 03/15/29 (Call 03/15/24)(a)(b)	2,609	2,139,380
Hanesbrands Inc. 4.88%, 05/15/26 (Call 02/15/26)(a)(b)	6,856	6,299,395
9.00%, 02/15/31 (Call 02/15/26)(a)(b)	4,960	4,604,096
Kontoor Brands Inc., 4.13%, 11/15/29 (Call 11/15/24)(a)(b)	3,332	2,742,608
Levi Strauss & Co., 3.50%, 03/01/31 (Call 03/01/26)(a)(b)	4,042	3,146,953
Under Armour Inc., 3.25%, 06/15/26 (Call 03/15/26)(b)	4,490	4,089,216
William Carter Co. (The), 5.63%, 03/15/27 (Call 12/01/23)(a)	3,788	3,589,212
Wolverine World Wide Inc., 4.00%, 08/15/29 (Call 08/15/24)(a)(b)	4,089	3,048,747

		31,656,016

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2023	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers — 2.5%
Allison Transmission Inc. 3.75%, 01/30/31 (Call 01/30/26)(a)(b)	$7,763	$6,153,093
4.75%, 10/01/27 (Call 11/13/23)(a)	3,047	2,778,753
5.88%, 06/01/29 (Call 06/01/24)(a)(b)	3,801	3,523,649
Aston Martin Capital Holdings Ltd., 10.50%, 11/30/25 (Call 11/01/24)(a)	9,475	9,371,462
Ford Holdings LLC, 9.30%, 03/01/30	1,366	1,463,642
Ford Motor Co. 3.25%, 02/12/32 (Call 11/12/31)	11,887	8,971,700
4.35%, 12/08/26 (Call 09/08/26)	6,992	6,589,994
4.75%, 01/15/43(b)	9,567	6,645,542
5.29%, 12/08/46 (Call 06/08/46)(b)	6,163	4,477,443
6.10%, 08/19/32 (Call 05/19/32)(b)	8,105	7,496,712
6.63%, 10/01/28(b)	2,142	2,116,703
7.40%, 11/01/46(b)	1,905	1,787,552
7.45%, 07/16/31(b)	5,190	5,236,745
9.63%, 04/22/30 (Call 01/22/30)(b)	2,195	2,447,551
Ford Motor Credit Co. LLC 2.30%, 02/10/25 (Call 01/10/25)	5,780	5,458,109
2.70%, 08/10/26 (Call 07/10/26)(b)	7,140	6,399,837
2.90%, 02/16/28 (Call 12/16/27)	3,557	3,025,812
2.90%, 02/10/29 (Call 12/10/28)(b)	3,310	2,706,785
3.38%, 11/13/25 (Call 10/13/25)(b)	10,220	9,537,330
3.63%, 06/17/31 (Call 03/17/31)	4,630	3,657,701
3.82%, 11/02/27 (Call 08/02/27)	3,546	3,161,275
4.00%, 11/13/30 (Call 08/13/30)	7,834	6,452,767
4.06%, 11/01/24 (Call 10/01/24)	6,925	6,741,491
4.13%, 08/04/25	6,491	6,186,807
4.13%, 08/17/27 (Call 06/17/27)	5,865	5,324,880
4.27%, 01/09/27 (Call 11/09/26)	4,277	3,957,139
4.39%, 01/08/26	5,719	5,421,052
4.54%, 08/01/26 (Call 06/01/26)	3,575	3,362,224
4.69%, 06/09/25 (Call 04/09/25)(b)	2,732	2,639,047
4.95%, 05/28/27 (Call 04/28/27)	7,255	6,805,163
5.11%, 05/03/29 (Call 02/03/29)(b)	6,850	6,234,574
5.13%, 06/16/25 (Call 05/16/25)	8,135	7,915,465
6.80%, 05/12/28 (Call 04/12/28)(b)	7,175	7,154,497
6.95%, 03/06/26 (Call 02/06/26)(b)	6,080	6,090,495
6.95%, 06/10/26 (Call 05/10/26)	4,280	4,290,700
7.20%, 06/10/30 (Call 04/10/30)	4,060	4,057,239
7.35%, 11/04/27 (Call 10/04/27)	7,160	7,247,158
7.35%, 03/06/30 (Call 01/06/30)	5,450	5,473,282
Jaguar Land Rover Automotive PLC 4.50%, 10/01/27 (Call 07/01/27)(a)(b)	3,941	3,398,681
5.50%, 07/15/29 (Call 07/15/24)(a)	2,865	2,469,576
5.88%, 01/15/28 (Call 01/15/24)(a)(b)	3,660	3,294,150
7.75%, 10/15/25 (Call 12/01/23)(a)	5,286	5,289,558
JB Poindexter & Co. Inc., 7.13%, 04/15/26 (Call 12/01/23)(a)	4,234	4,037,167
Mclaren Finance PLC, 7.50%, 08/01/26 (Call 12/01/23)(a)	4,795	4,099,725
PM General Purchaser LLC, 9.50%, 10/01/28 (Call 12/01/23)(a)(b)	4,575	4,300,500
Wabash National Corp., 4.50%, 10/15/28 (Call 10/15/24)(a)(b)	3,263	2,700,133

		227,950,860

Auto Parts & Equipment — 1.7%
Adient Global Holdings Ltd. 4.88%, 08/15/26 (Call 12/01/23)(a)	6,036	5,621,421
7.00%, 04/15/28 (Call 04/15/25)(a)	3,785	3,725,576
8.25%, 04/15/31 (Call 04/15/26)(a)(b)	3,763	3,662,428

Security	Par (000)	Value

Auto Parts & Equipment (continued)
American Axle & Manufacturing Inc. 5.00%, 10/01/29 (Call 10/01/24)(b)	$4,550	$3,594,109
6.50%, 04/01/27 (Call 12/01/23)(b)	3,833	3,613,040
6.88%, 07/01/28 (Call 11/13/23)(b)	3,048	2,716,652
Clarios Global LP, 6.75%, 05/15/25 (Call 12/01/23)(a)	3,154	3,128,966
Clarios Global LP/Clarios U.S. Finance Co. 6.25%, 05/15/26 (Call 12/04/23)(a)(b)	7,330	7,165,712
6.75%, 05/15/28 (Call 05/15/25)(a)(b)	5,674	5,531,356
8.50%, 05/15/27 (Call 12/04/23)(a)(b)	12,143	11,955,692
Cooper-Standard Automotive Inc.
5.63%, 05/15/27 (Call 01/31/25), (10.63% PIK)(a)(c)	2,844	1,882,953
13.50%, 03/31/27 (Call 01/31/25), (4.5% PIK)(a)(c)	4,401	4,511,785
Dana Inc. 4.25%, 09/01/30 (Call 05/01/26)	3,155	2,497,119
4.50%, 02/15/32 (Call 02/15/27)	2,775	2,173,103
5.38%, 11/15/27 (Call 11/13/23)(b)	2,964	2,726,880
5.63%, 06/15/28 (Call 11/13/23)(b)	2,984	2,704,250
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28 (Call 12/01/23)(a)(b)	4,043	3,792,193
Dornoch Debt Merger Sub Inc., 6.63%, 10/15/29 (Call 10/15/24)(a)(b)	5,287	4,158,357
Goodyear Tire & Rubber Co. (The) 4.88%, 03/15/27 (Call 12/15/26)(b)	5,284	4,860,136
5.00%, 05/31/26 (Call 12/01/23)(b)	7,314	6,917,635
5.00%, 07/15/29 (Call 04/15/29)(b)	6,562	5,643,470
5.25%, 04/30/31 (Call 01/30/31)(b)	4,272	3,513,230
5.25%, 07/15/31 (Call 04/15/31)(b)	4,645	3,782,748
5.63%, 04/30/33 (Call 01/30/33)	3,445	2,762,539
9.50%, 05/31/25 (Call 11/16/23)	4,047	4,093,540
IHO Verwaltungs GmbH
4.75%, 09/15/26 (Call 11/13/23), (5.50% PIK)(a)(b)(c)	3,746	3,481,270
6.00%, 05/15/27 (Call 11/13/23), (6.75% PIK)(a)(b)(c)	3,401	3,164,665
6.38%, 05/15/29 (Call 05/15/24), (7.13% PIK)(a)(b)(c)	2,962	2,578,729
Real Hero Merger Sub 2 Inc., 6.25%, 02/01/29 (Call 02/01/24)(a)(b)	4,700	3,738,709
Tenneco Inc., 8.00%, 11/17/28 (Call 11/17/24)(a)	14,950	11,997,375
Titan International Inc., 7.00%, 04/30/28 (Call 04/30/24)	3,309	3,023,663
ZF North America Capital Inc. 4.75%, 04/29/25(a)	7,732	7,460,187
6.88%, 04/14/28 (Call 03/14/28)(a)	4,760	4,612,668
7.13%, 04/14/30 (Call 02/14/30)(a)(b)	5,165	5,010,381

		151,802,537

Banks — 0.9%
Dresdner Funding Trust I, 8.15%, 06/30/31 (Call 06/30/29)(a)	7,383	7,706,006
Freedom Mortgage Corp. 6.63%, 01/15/27 (Call 01/15/24)(b)	4,241	3,670,548
7.63%, 05/01/26 (Call 12/01/23)(a)	4,015	3,694,949
12.00%, 10/01/28 (Call 10/01/25)(a)	6,160	6,179,703
12.25%, 10/01/30 (Call 10/01/26)(a)	3,950	3,951,296
Intesa Sanpaolo SpA
4.20%, 06/01/32 (Call 06/01/31), (1-year CMT + 2.600%)(a)(d)	5,765	4,097,723

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
4.95%, 06/01/42 (Call 06/01/41), (1-year CMT + 2.750%)(a)(b)(d)	$5,720	$3,354,779
5.71%, 01/15/26(a)	11,673	11,074,050
Standard Chartered PLC, 7.01%, (Call 07/30/37), (3-mo. LIBOR US + 1.460%)(a)(b)(d)(e)	5,590	5,129,975
Texas Capital Bancshares Inc., 4.00%, 05/06/31 (Call 05/06/26), (5-year CMT + 3.150%)(b)(d)	2,881	2,377,135
UniCredit SpA
5.46%, 06/30/35 (Call 06/30/30), (5-year CMT + 4.750%)(a)(d)	11,583	9,502,375
5.86%, 06/19/32 (Call 06/19/27), (5-year USD ICE Swap + 3.703%)(a)(d)	7,745	6,967,834
7.30%, 04/02/34 (Call 04/02/29), (5-year USD ICE Swap + 4.914%)(a)(b)(d)	10,125	9,395,529
Valley National Bancorp., 3.00%, 06/15/31 (Call 06/15/26), (3-mo. SOFR + 2.360%)(d)	2,100	1,680,116
Western Alliance Bancorp., 3.00%, 06/15/31 (Call 06/15/26), (3-mo. SOFR + 2.250%)(d)	4,465	3,411,260

		82,193,278

Beverages — 0.1%
Primo Water Holdings Inc., 4.38%, 04/30/29 (Call 04/30/24)(a)	6,243	5,267,281
Triton Water Holdings Inc., 6.25%, 04/01/29 (Call 04/01/24)(a)(b)	5,817	4,794,283

		10,061,564

Biotechnology — 0.0%
Emergent BioSolutions Inc., 3.88%, 08/15/28 (Call 12/01/23)(a)(b)	3,226	1,268,544

Building Materials — 1.5%
AmeriTex HoldCo Intermediate LLC, 10.25%, 10/15/28 (Call 10/15/25)(b)	4,050	3,829,275
Boise Cascade Co., 4.88%, 07/01/30 (Call 07/01/25)(a)	3,298	2,837,039
Builders FirstSource Inc.
4.25%, 02/01/32 (Call 08/01/26)(a)(b)	10,062	8,007,913
5.00%, 03/01/30 (Call 03/01/25)(a)	4,333	3,781,268
6.38%, 06/15/32 (Call 06/15/27)(a)(b)	5,570	5,098,058
Camelot Return Merger Sub Inc., 8.75%, 08/01/28 (Call 08/01/24)(a)(b)	5,553	5,185,003
Cornerstone Building Brands Inc., 6.13%, 01/15/29 (Call 12/01/23)(a)	2,461	1,799,241
CP Atlas Buyer Inc., 7.00%, 12/01/28 (Call 12/01/23)(a)(b)	3,863	2,944,301
Eco Material Technologies Inc., 7.88%, 01/31/27 (Call 01/31/24)(a)	3,870	3,664,827
Emerald Debt Merger Sub LLC, 6.63%, 12/15/30 (Call 06/15/26)(a)	17,459	16,607,874
Griffon Corp., 5.75%, 03/01/28 (Call 12/01/23)(b)	8,059	7,277,816
James Hardie International Finance DAC, 5.00%, 01/15/28 (Call 12/01/23)(a)	2,941	2,714,548
Jeld-Wen Inc., 4.88%, 12/15/27 (Call 12/01/23)(a)(b)	2,926	2,480,204
Knife River Holding Co., 7.75%, 05/01/31 (Call 05/01/26)(a)	3,380	3,367,404
Louisiana-Pacific Corp., 3.63%, 03/15/29 (Call 03/15/24)(a)	2,605	2,145,673
Masonite International Corp. 3.50%, 02/15/30 (Call 08/15/29)(a)(b)	2,961	2,344,587

Security	Par (000)	Value

Building Materials (continued)
5.38%, 02/01/28 (Call 12/01/23)(a)	$3,710	$3,416,576
MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, 02/01/30 (Call 02/01/25)(a)(b)	3,738	2,967,037
New Enterprise Stone & Lime Co. Inc., 5.25%, 07/15/28 (Call 07/15/24)(a)(b)	4,330	3,821,188
Oscar AcquisitionCo LLC/Oscar Finance Inc., 9.50%, 04/15/30 (Call 04/15/25)(a)(b)	4,421	3,900,905
PGT Innovations Inc., 4.38%, 10/01/29 (Call 10/01/24)(a)(b)	4,325	4,037,712
SRM Escrow Issuer LLC, 6.00%, 11/01/28 (Call 12/01/23)(a)(b)	8,183	7,565,893
Standard Industries Inc./NJ
3.38%, 01/15/31 (Call 07/15/25)(a)	8,410	6,363,987
4.38%, 07/15/30 (Call 07/15/25)(a)	12,295	10,045,294
4.75%, 01/15/28 (Call 12/01/23)(a)(b)	7,645	6,841,507
5.00%, 02/15/27 (Call 12/01/23)(a)	6,506	6,013,344
Summit Materials LLC/Summit Materials Finance Corp.
5.25%, 01/15/29 (Call 11/13/23)(a)	5,533	5,009,965
6.50%, 03/15/27 (Call 11/13/23)(a)	2,390	2,324,269
Victors Merger Corp., 6.38%, 05/15/29 (Call 05/15/24)(a)(b)	3,856	2,352,160

		138,744,868

Chemicals — 2.5%
Cerdia Finanz GmbH, 10.50%, 02/15/27 (Call 02/15/24)(a)	4,568	4,490,664
Ashland Inc.
3.38%, 09/01/31 (Call 06/01/31)(a)	3,337	2,558,063
6.88%, 05/15/43 (Call 02/15/43)	2,178	2,044,311
ASP Unifrax Holdings Inc
5.25%, 09/30/28 (Call 09/30/24)(a)	6,190	4,181,016
7.50%, 09/30/29 (Call 09/30/24)(a)(b)	3,005	1,607,675
Avient Corp.
5.75%, 05/15/25 (Call 12/01/23)(a)	4,765	4,669,206
7.13%, 08/01/30 (Call 08/01/25)(a)(b)	5,540	5,329,987
Axalta Coating Systems LLC, 3.38%, 02/15/29 (Call 02/15/24)(a)	5,587	4,592,325
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27 (Call 12/04/23)(a)(b)	4,377	4,030,957
Cheever Escrow Issuer LLC, 7.13%, 10/01/27 (Call 10/01/24)(a)(b)	2,345	2,159,083
Chemours Co. (The)
4.63%, 11/15/29 (Call 11/15/24)(a)(b)	4,755	3,672,660
5.38%, 05/15/27 (Call 02/15/27)(b)	3,692	3,335,410
5.75%, 11/15/28 (Call 11/15/23)(a)(b)	6,244	5,280,862
Cornerstone Chemical Co., 10.25%, 09/01/27 (Call 12/01/23)(a)(b)	3,247	2,761,556
CVR Partners LP/CVR Nitrogen Finance Corp., 6.13%, 06/15/28 (Call 06/15/24)(a)	4,138	3,651,785
Element Solutions Inc., 3.88%, 09/01/28 (Call 12/01/23)(a)(b)	6,014	5,117,033
EverArc Escrow Sarl, 5.00%, 10/30/29 (Call 10/30/24)(a)(b)	5,007	3,780,701
GPD Companies Inc., 10.13%, 04/01/26 (Call 12/01/23)(a)(b)	3,809	3,430,511
HB Fuller Co.
4.00%, 02/15/27 (Call 11/15/26)	2,291	2,068,040
4.25%, 10/15/28 (Call 12/01/23)(b)	2,248	1,947,487
Herens Holdco Sarl, 4.75%, 05/15/28 (Call 05/15/24)(a)	2,600	2,013,890

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2023	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
Illuminate Buyer LLC/Illuminate Holdings IV Inc., 9.00%, 07/01/28 (Call 12/01/23)(a)(b)	$3,553	$3,319,568
INEOS Finance PLC, 6.75%, 05/15/28 (Call 02/15/25)(a)(b)	3,767	3,517,381
INEOS Quattro Finance 2 PLC, 3.38%, 01/15/26 (Call 12/01/23)(a)	3,705	3,538,275
Ingevity Corp., 3.88%, 11/01/28 (Call 12/01/23)(a)(b)	4,213	3,420,259
Innophos Holdings Inc., 9.38%, 02/15/28 (Call 12/01/23)(a)	2,336	2,197,918
Iris Holdings Inc., 10.00%, 12/15/28 (Call 06/15/25)(a)(b)	2,950	2,140,858
LSF11 A5 HoldCo LLC, 6.63%, 10/15/29 (Call 10/15/24)(a)(b)	2,819	2,286,940
Mativ Holdings Inc., 6.88%, 10/01/26 (Call 12/01/23)(a)	2,592	2,332,800
Methanex Corp.
4.25%, 12/01/24 (Call 09/01/24)	1,886	1,841,599
5.13%, 10/15/27 (Call 04/15/27)	5,903	5,400,902
5.25%, 12/15/29 (Call 09/15/29)	5,609	4,959,930
5.65%, 12/01/44 (Call 06/01/44)(b)	2,348	1,725,411
Minerals Technologies Inc., 5.00%, 07/01/28 (Call 11/13/23)(a)	2,988	2,612,349
NOVA Chemicals Corp.
4.25%, 05/15/29 (Call 05/15/24)(a)(b)	4,404	3,257,136
5.00%, 05/01/25 (Call 01/31/25)(a)	3,554	3,356,618
5.25%, 06/01/27 (Call 03/03/27)(a)	8,460	7,145,863
Nufarm Australia Ltd./Nufarm Americas Inc., 5.00%, 01/27/30 (Call 01/27/25)(a)(b)	2,864	2,484,491
Olin Corp.
5.00%, 02/01/30 (Call 02/01/24)(b)	3,965	3,424,801
5.13%, 09/15/27 (Call 12/01/23)(b)	3,821	3,503,152
5.63%, 08/01/29 (Call 08/01/24)(b)	5,336	4,851,477
Olympus Water U.S. Holding Corp.
4.25%, 10/01/28 (Call 10/01/24)(a)(b)	6,190	4,939,249
6.25%, 10/01/29 (Call 10/01/24)(a)(b)	3,005	2,253,750
9.75%, 11/15/28 (Call 06/01/25)(a)	13,115	12,809,433
Polar U.S. Borrower LLC/Schenectady International Group Inc., 6.75%, 05/15/26 (Call 12/01/23)(a)(b)	2,116	931,040
Rain Carbon Inc., 12.25%, 09/01/29 (Call 03/01/26)(a)(b)	3,330	3,388,275
Rayonier AM Products Inc., 7.63%, 01/15/26 (Call 01/15/24)(a)(b)	3,542	3,010,700
SCIH Salt Holdings Inc.
4.88%, 05/01/28 (Call 05/01/24)(a)(b)	8,423	7,272,226
6.63%, 05/01/29 (Call 05/01/24)(a)(b)	5,534	4,638,741
SCIL USA Holdings LLC, Class-H, 5.38%, 11/01/26 (Call 12/01/23)(a)	5,795	5,140,316
SPCM SA
3.13%, 03/15/27 (Call 03/15/24)(a)	2,885	2,552,897
3.38%, 03/15/30 (Call 03/15/25)(a)	2,650	2,119,281
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc., 5.13%, 04/01/29 (Call 04/01/24)(a)(b)	3,241	1,364,693
Tronox Inc., 4.63%, 03/15/29 (Call 03/15/24)(a)(b)	8,311	6,546,845
Valvoline Inc.
3.63%, 06/15/31 (Call 06/15/26)(a)	4,298	3,266,480
4.25%, 02/15/30 (Call 02/15/25)(a)(b)	3,306	3,238,465

Security	Par (000)	Value

Chemicals (continued)
Vibrantz Technologies Inc., 9.00%, 02/15/30 (Call 02/15/25)(a)(b)	$5,865	$4,667,917
WR Grace Holdings LLC
4.88%, 06/15/27 (Call 12/01/23)(a)	5,730	5,147,593
5.63%, 08/15/29 (Call 08/15/24)(a)	9,116	7,064,900
7.38%, 03/01/31 (Call 03/01/26)(a)	2,670	2,473,141

		222,866,892

Coal — 0.1%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp., 7.50%, 05/01/25 (Call 12/01/23)(a)(b)	1,974	1,959,195
Conuma Resources Ltd., 13.13%, 05/01/28 (Call 05/01/26)(a)(b)	1,850	1,710,537
SunCoke Energy Inc., 4.88%, 06/30/29 (Call 06/30/24)(a)	3,771	3,156,327

		6,826,059

Commercial Services — 4.7%
ADT Security Corp. (The)
4.13%, 08/01/29 (Call 08/01/28)(a)(b)	8,437	7,235,993
4.88%, 07/15/32(a)(b)	5,461	4,568,181
Adtalem Global Education Inc., 5.50%, 03/01/28 (Call 03/01/24)(a)	3,180	2,895,707
Albion Financing 1 Sarl/Aggreko Holdings Inc., 6.13%, 10/15/26 (Call 12/01/23)(a)	4,155	3,843,375
Albion Financing 2 Sarl, 8.75%, 04/15/27 (Call 12/01/23)(a)	3,515	3,210,917
Allied Universal Holdco LLC/Allied Universal Finance Corp.
6.00%, 06/01/29 (Call 06/01/24)(a)(b)	7,367	5,322,658
6.63%, 07/15/26 (Call 12/01/23)(a)	15,090	14,131,782
9.75%, 07/15/27 (Call 12/01/23)(a)(b)	8,193	7,116,654
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.63%, 06/01/28 (Call 06/01/24)(a)	15,280	12,478,962
Alta Equipment Group Inc., 5.63%, 04/15/26 (Call 12/01/23)(a)(b)	2,668	2,386,697
AMN Healthcare Inc.
4.00%, 04/15/29 (Call 04/15/24)(a)	2,589	2,144,161
4.63%, 10/01/27 (Call 12/01/23)(a)(b)	3,648	3,273,861
APi Escrow Corp., 4.75%, 10/15/29 (Call 10/15/24)(a)(b)	2,330	1,992,689
APi Group DE Inc., 4.13%, 07/15/29 (Call 07/15/24)(a)(b)	2,469	2,013,672
Aptim Corp., 7.75%, 06/15/25 (Call 11/16/23)(a)	3,617	3,301,670
APX Group Inc.
5.75%, 07/15/29 (Call 07/15/24)(a)(b)	6,088	5,061,342
6.75%, 02/15/27 (Call 12/01/23)(a)	4,544	4,386,823
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
4.75%, 04/01/28 (Call 04/01/24)(a)(b)	3,721	3,192,881
5.38%, 03/01/29 (Call 03/01/24)(a)(b)	4,692	4,018,739
5.75%, 07/15/27 (Call 11/13/23)(a)(b)	3,562	3,268,304
5.75%, 07/15/27 (Call 12/01/23)(a)	2,606	2,386,045
Block Inc.
2.75%, 06/01/26 (Call 05/01/26)	7,623	6,840,586
3.50%, 06/01/31 (Call 03/01/31)(b)	8,327	6,426,401
Brink’s Co. (The)
4.63%, 10/15/27 (Call 12/01/23)(a)	4,563	4,126,597
5.50%, 07/15/25 (Call 12/01/23)(a)	3,688	3,588,896

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
Carriage Services Inc., 4.25%, 05/15/29 (Call 05/15/24)(a)(b)	$2,951	$2,413,770
Cimpress PLC, 7.00%, 06/15/26 (Call 11/16/23).	4,258	3,940,438
CoreCivic Inc.
4.75%, 10/15/27 (Call 07/15/27)(b)	1,816	1,577,650
8.25%, 04/15/26 (Call 04/15/24)	4,940	5,001,398
CoreLogic Inc., 4.50%, 05/01/28 (Call 05/01/24)(a)(b)	5,936	4,704,280
CPI CG Inc., 8.63%, 03/15/26 (Call 12/01/23)(a)	2,111	2,005,450
Deluxe Corp., 8.00%, 06/01/29 (Call 06/01/24)(a)	3,761	2,975,891
Garda World Security Corp.
4.63%, 02/15/27 (Call 12/01/23)(a)	4,280	3,817,311
6.00%, 06/01/29 (Call 06/01/24)(a)	3,902	2,974,548
7.75%, 02/15/28 (Call 02/15/25)(a)(b)	2,870	2,760,022
9.50%, 11/01/27 (Call 12/01/23)(a)	4,815	4,375,378
Gartner Inc.
3.63%, 06/15/29 (Call 06/15/24)(a)	2,845	2,402,481
3.75%, 10/01/30 (Call 10/01/25)(a)	3,934	3,256,131
4.50%, 07/01/28 (Call 12/01/23)(a)	3,945	3,549,389
GEO Group Inc. (The), 10.50%, 06/30/28 (Call 11/13/23)(b)	1,471	1,467,323
Graham Holdings Co., 5.75%, 06/01/26 (Call 11/13/23)(a)(b)	2,995	2,882,688
Grand Canyon University, 5.13%, 10/01/28 (Call 08/01/28)	2,887	2,554,418
GTCR W-2 Merger Sub LLC, 7.50%, 01/15/31 (Call 01/15/27)(a)	16,580	16,370,263
Herc Holdings Inc., 5.50%, 07/15/27 (Call 12/01/23)(a)(b)	9,398	8,833,941
Hertz Corp. (The)
4.63%, 12/01/26 (Call 12/01/23)(a)(b)	3,648	3,055,653
5.00%, 12/01/29 (Call 12/01/24)(a)(b)	8,123	5,831,537
Korn Ferry, 4.63%, 12/15/27 (Call 12/01/23)(a)(b)	2,916	2,652,304
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer Inc., 5.00%, 02/01/26 (Call 12/01/23)(a)(b)	2,945	2,808,634
Matthews International Corp., 5.25%, 12/01/25 (Call 12/01/23)(a)(b)	2,182	2,077,072
Metis Merger Sub LLC, 6.50%, 05/15/29 (Call 05/15/24)(a)	5,584	4,562,947
Mobius Merger Sub Inc., 9.00%, 06/01/30 (Call 06/01/26)(a)	3,990	3,576,381
MPH Acquisition Holdings LLC
5.50%, 09/01/28 (Call 09/01/24)(a)(b)	8,255	7,017,586
5.75%, 11/01/28 (Call 12/01/23)(a)(b)	7,826	5,833,657
Neptune Bidco U.S. Inc., 9.29%, 04/15/29 (Call 10/15/25)(a)	20,015	17,664,210
NESCO Holdings II Inc., 5.50%, 04/15/29 (Call 04/15/24)(a)	7,170	6,148,275
Paysafe Finance PLC/Paysafe Holdings U.S. Corp., 4.00%, 06/15/29 (Call 06/15/24)(a)(b)	2,836	2,279,874
PECF USS Intermediate Holding III Corp., 8.00%, 11/15/29 (Call 11/15/24)(a)	4,091	1,940,689
Picasso Finance Sub Inc., 6.13%, 06/15/25 (Call 11/16/23)(a)	3,572	3,509,670
Prime Security Services Borrower LLC/Prime Finance Inc.
3.38%, 08/31/27 (Call 08/31/26)(a)	7,500	6,594,086

Security	Par (000)	Value

Commercial Services (continued)
5.75%, 04/15/26(a)	$10,272	$9,964,948
6.25%, 01/15/28 (Call 12/01/23)(a)(b)	10,117	9,381,521
PROG Holdings Inc., 6.00%, 11/15/29 (Call 11/15/24)(a)(b)	4,430	3,754,425
Rent-A-Center Inc./TX, 6.38%, 02/15/29 (Call 02/15/24)(a)(b)	3,478	2,991,080
RR Donnelley & Sons Co., 8.50%, 04/15/29(a)	25	17,906
Sabre GLBL Inc., 11.25%, 12/15/27 (Call 06/15/25)(a)	4,180	3,722,230
Sabre Global Inc., 8.63%, 06/01/27 (Call 03/01/25)(a)	6,594	5,468,758
Service Corp. International/U.S.
3.38%, 08/15/30 (Call 08/15/25)(b)	6,425	5,146,971
4.00%, 05/15/31 (Call 05/15/26)(b)	6,169	4,993,250
4.63%, 12/15/27 (Call 12/01/23)	4,190	3,875,582
5.13%, 06/01/29 (Call 06/01/24)(b)	5,570	5,096,550
Shift4 Payments LLC/Shift4 Payments Finance Sub Inc., 4.63%, 11/01/26 (Call 12/01/23)(a)(b)	3,571	3,298,711
Signal Parent Inc., 6.13%, 04/01/29 (Call 04/01/24)(a)	2,435	1,387,950
Sotheby’s, 7.38%, 10/15/27 (Call 11/13/23)(a)(b)	5,709	5,098,624
Sotheby’s/Bidfair Holdings Inc., 5.88%, 06/01/29 (Call 06/01/24)(a)(b)	2,429	1,936,861
TriNet Group Inc.
3.50%, 03/01/29 (Call 03/01/24)(a)	4,137	3,416,106
7.13%, 08/15/31 (Call 08/15/26)(a)(b)	3,110	3,006,810
United Rentals North America Inc.
3.75%, 01/15/32 (Call 07/15/26)	5,737	4,561,534
3.88%, 11/15/27 (Call 11/13/23)	5,810	5,332,932
3.88%, 02/15/31 (Call 08/15/25)(b)	8,490	6,987,730
4.00%, 07/15/30 (Call 07/15/25)(b)	5,725	4,810,927
4.88%, 01/15/28 (Call 11/13/23)	12,827	11,900,598
5.25%, 01/15/30 (Call 01/15/25)	5,758	5,257,824
5.50%, 05/15/27 (Call 12/01/23)(b)	3,430	3,313,654
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 12/01/23)(a)	8,772	8,707,401
VT Topco Inc., 8.50%, 08/15/30 (Call 08/15/26)(a)	3,965	3,868,214
WASH Multifamily Acquisition Inc., 5.75%, 04/15/26 (Call 12/01/23)(a)(b)	6,486	5,999,550
Williams Scotsman Inc., 7.38%, 10/01/31 (Call 10/01/26)(a)(b)	3,830	3,767,266
Williams Scotsman International Inc., 4.63%, 08/15/28 (Call 12/01/23)(a)	3,880	3,446,895
WW International Inc., 4.50%, 04/15/29 (Call 04/15/24)(a)(b)	4,136	2,585,000
ZipRecruiter Inc., 5.00%, 01/15/30 (Call 01/15/25)(a)(b)	4,471	3,491,985

		419,218,731

Computers — 1.4%
Ahead DB Holdings LLC, 6.63%, 05/01/28 (Call 05/01/24)(a)(b)	3,132	2,568,240
ASGN Inc., 4.63%, 05/15/28 (Call 12/01/23)(a)(b)	4,093	3,624,289
Condor Merger Sub Inc., 7.38%, 02/15/30 (Call 02/15/25)(a)(b)	15,502	12,401,222
Conduent Business Services LLC/Conduent State & Local Solutions Inc., 6.00%, 11/01/29 (Call 11/01/24)(a)	4,042	3,331,947

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2023	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
Crane NXT Co., 4.20%, 03/15/48 (Call 09/15/47)	$2,650	$1,604,289
Crowdstrike Holdings Inc., 3.00%, 02/15/29 (Call 02/15/24)(b)	6,002	5,016,883
KBR Inc., 4.75%, 09/30/28 (Call 11/13/23)(a)(b)	1,768	1,540,194
NCR Atleos Escrow Corp., 9.50%, 04/01/29 (Call 10/01/26)(a)	10,570	10,361,031
NCR Corp.
5.00%, 10/01/28 (Call 12/01/23)(a)	5,082	4,387,800
5.13%, 04/15/29 (Call 04/15/24)(a)	9,324	8,017,865
5.25%, 10/01/30 (Call 10/01/25)(a)	3,364	2,785,766
Presidio Holdings Inc.
4.88%, 02/01/27 (Call 12/01/23)(a)	4,101	3,757,304
8.25%, 02/01/28 (Call 12/01/23)(a)	4,226	3,999,163
Science Applications International Corp., 4.88%, 04/01/28 (Call 12/01/23)(a)	3,155	2,815,117
Seagate HDD Cayman
4.09%, 06/01/29 (Call 03/01/29)(b)	3,973	3,425,287
4.13%, 01/15/31 (Call 10/15/30)	1,956	1,549,789
4.75%, 01/01/25	3,206	3,136,073
4.88%, 06/01/27 (Call 03/01/27)(b)	3,937	3,697,461
5.75%, 12/01/34 (Call 06/01/34)	3,671	3,106,945
8.25%, 12/15/29 (Call 07/15/26)(a)(b)	3,760	3,821,013
8.50%, 07/15/31 (Call 07/15/26)(a)(b)	3,875	3,943,056
9.63%, 12/01/32 (Call 12/01/27)(a)	5,816	6,199,736
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25 (Call 11/13/23)(a)	2,007	1,955,910
Unisys Corp., 6.88%, 11/01/27 (Call 12/01/23)(a)(b)	3,592	2,631,140
Vericast Corp., 11.00%, 09/15/26 (Call 12/01/23)(a)	9,744	10,304,293
Virtusa Corp., 7.13%, 12/15/28 (Call 12/15/23)(a)(b)	2,640	2,089,030
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)	17,675	16,573,570

		128,644,413

Cosmetics & Personal Care — 0.3%
Coty Inc.
5.00%, 04/15/26 (Call 12/01/23)(a)	7,036	6,721,983
6.50%, 04/15/26 (Call 12/01/23)(a)	3,481	3,428,785
Coty Inc./HFC Prestige Products Inc./HFC Prestige International U.S. LLC
4.75%, 01/15/29 (Call 01/15/25)(a)(b)	3,740	3,310,760
6.63%, 07/15/30 (Call 07/16/26)(a)(b)	5,954	5,672,506
Edgewell Personal Care Co.
4.13%, 04/01/29 (Call 04/01/24)(a)(b)	3,772	3,154,335
5.50%, 06/01/28 (Call 12/01/23)(a)(b)	5,569	5,082,632
Oriflame Investment Holding PLC, 5.13%, 05/04/26 (Call 12/01/23)(a)(b)	2,675	818,550

		28,189,551

Distribution & Wholesale — 0.5%
American Builders & Contractors Supply Co. Inc.
3.88%, 11/15/29 (Call 11/15/24)(a)(b)	3,037	2,529,792
4.00%, 01/15/28 (Call 12/01/23)(a)	5,531	4,964,939
BCPE Empire Holdings Inc., 7.63%, 05/01/27 (Call 12/01/23)(a)	4,945	4,535,752
G-III Apparel Group Ltd., 7.88%, 08/15/25 (Call 12/01/23)(a)(b)	2,821	2,795,195

Security	Par (000)	Value

Distribution & Wholesale (continued)
H&E Equipment Services Inc., 3.88%, 12/15/28 (Call 12/15/23)(a)(b)	$10,191	$8,632,140
Resideo Funding Inc., 4.00%, 09/01/29 (Call 09/01/24)(a)(b)	2,308	1,852,170
Ritchie Bros Holdings Inc.
6.75%, 03/15/28 (Call 03/15/25)(a)	4,268	4,182,547
7.75%, 03/15/31 (Call 03/15/26)(a)(b)	6,475	6,491,187
Wesco Aircraft Holdings Inc.
8.50%, 11/15/24 (Call 12/01/23)(a)	2,840	99,400
9.00%, 11/15/26 (Call 12/01/23)(a)(b)	4,347	412,965
Windsor Holdings III LLC, 8.50%, 06/15/30 (Call 06/15/26)(a)(b)	6,167	6,003,368

		42,499,455

Diversified Financial Services — 3.6%
Advisor Group Holdings Inc., 10.75%, 08/01/27 (Call 12/01/23)(a)(b)	3,110	3,092,143
AG Issuer LLC, 6.25%, 03/01/28 (Call 12/01/23)(a)	3,818	3,514,919
AG TTMT Escrow Issuer LLC, 8.63%, 09/30/27 (Call 09/30/24)(a)	3,650	3,666,553
Ally Financial Inc.
5.75%, 11/20/25 (Call 10/21/25)(b)	8,318	7,945,913
6.70%, 02/14/33 (Call 11/16/32)(b)	3,830	3,219,346
Aretec Escrow Issuer 2 Inc., 10.00%, 08/15/30 (Call 08/15/26)(a)	1,650	1,668,563
Aretec Escrow Issuer Inc., 7.50%, 04/01/29 (Call 04/01/24)(a)(b)	3,181	2,698,747
Armor Holdco Inc., 8.50%, 11/15/29 (Call 11/15/24)(a)	2,616	2,282,269
Brightsphere Investment Group Inc., 4.80%, 07/27/26	2,117	1,915,885
Burford Capital Global Finance LLC
6.25%, 04/15/28 (Call 04/15/24)(a)(b)	3,120	2,823,600
6.88%, 04/15/30 (Call 04/15/25)(a)	2,650	2,385,000
9.25%, 07/01/31 (Call 07/01/26)(a)	3,025	2,985,675
Castlelake Aviation Finance DAC, 5.00%, 04/15/27 (Call 04/15/24)(a)	3,574	3,153,316
Cobra AcquisitionCo LLC, 6.38%, 11/01/29 (Call 11/01/24)(a)(b)	3,035	2,162,437
Coinbase Global Inc.
3.38%, 10/01/28 (Call 10/01/24)(a)(b)	7,428	5,453,963
3.63%, 10/01/31 (Call 10/01/26)(a)(b)	5,951	4,045,878
Credit Acceptance Corp.
5.13%, 12/31/24 (Call 11/13/23)(a)	2,737	2,646,146
6.63%, 03/15/26 (Call 11/13/23)(b)	3,187	3,026,061
Curo Group Holdings Corp., 7.50%, 08/01/28 (Call 08/01/24)(a)	5,270	2,068,475
Enova International Inc., 8.50%, 09/15/25 (Call 12/01/23)(a)	2,789	2,623,448
Finance of America Funding LLC, 7.88%, 11/15/25 (Call 12/01/23)(a)	2,824	2,315,607
Forward Air Corp., 9.50%, 10/15/31 (Call 10/15/26)(a)	5,515	5,377,125
GGAM Finance Ltd.
8.00%, 06/15/28 (Call 12/15/27)(a)	4,842	4,776,220
7.75%, 05/15/26 (Call 11/15/25)(a)	3,210	3,184,384
goeasy Ltd.
4.38%, 05/01/26 (Call 11/14/23)(a)(b)	2,677	2,418,667
5.38%, 12/01/24 (Call 12/01/23)(a)(b)	3,787	3,712,040

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
GPS Hospitality Holding Co. LLC/GPS Finco Inc., 7.00%, 08/15/28 (Call 08/15/24)(a)(b)	$3,252	$2,210,238
Hightower Holding LLC, 6.75%, 04/15/29 (Call 04/15/24)(a)(b)	2,293	1,955,803
Home Point Capital Inc., 5.00%, 02/01/26 (Call 12/01/23)(a)(b)	3,980	3,699,400
Jane Street Group/JSG Finance Inc., 4.50%, 11/15/29 (Call 11/15/24)(a)(b)	4,640	3,953,927
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/28 (Call 08/15/24)(a)	7,490	5,977,664
Jefferson Capital Holdings LLC, 6.00%, 08/15/26 (Call 12/01/23)(a)(b)	2,267	1,979,707
LD Holdings Group LLC
6.13%, 04/01/28 (Call 04/01/24)(a)	4,572	2,515,599
6.50%, 11/01/25 (Call 12/01/23)(a)(b)	3,913	3,147,307
LFS Topco LLC, 5.88%, 10/15/26 (Call 12/01/23)(a)(b)	2,439	2,056,547
Macquarie Airfinance Holdings Ltd.
8.13%, 03/30/29 (Call 09/30/25)(a)	4,235	4,171,687
8.38%, 05/01/28 (Call 05/01/25)(a)(b)	4,115	4,101,626
Midcap Financial Issuer Trust
5.63%, 01/15/30 (Call 01/15/25)(a)	2,940	2,262,244
6.50%, 05/01/28 (Call 05/01/24)(a)	7,734	6,553,866
Nationstar Mortgage Holdings Inc.
5.13%, 12/15/30 (Call 12/15/25)(a)(b)	4,832	3,909,980
5.50%, 08/15/28 (Call 12/01/23)(a)(b)	6,608	5,839,490
5.75%, 11/15/31 (Call 11/15/26)(a)(b)	4,655	3,876,917
6.00%, 01/15/27 (Call 12/01/23)(a)	4,552	4,231,175
Navient Corp.
4.88%, 03/15/28 (Call 06/15/27)	3,634	2,984,698
5.00%, 03/15/27 (Call 09/15/26)	5,422	4,762,305
5.50%, 03/15/29 (Call 06/15/28)	5,793	4,692,330
5.63%, 08/01/33(b)	4,495	3,043,325
5.88%, 10/25/24	1,750	1,708,786
6.75%, 06/25/25(b)	3,730	3,638,055
6.75%, 06/15/26	3,769	3,571,127
9.38%, 07/25/30 (Call 10/25/29)(b)	3,940	3,712,288
11.50%, 03/15/31 (Call 03/15/27)	3,075	3,069,157
NFP Corp.
4.88%, 08/15/28 (Call 12/01/23)(a)	3,980	3,484,761
6.88%, 08/15/28 (Call 12/01/23)(a)	15,931	13,603,637
7.50%, 10/01/30 (Call 10/01/25)(a)(b)	2,660	2,518,421
8.50%, 10/01/31 (Call 10/01/26)(a)	2,880	2,831,750
OneMain Finance Corp.
3.50%, 01/15/27 (Call 01/15/24)	5,722	4,835,090
3.88%, 09/15/28 (Call 09/15/24)	4,717	3,729,495
4.00%, 09/15/30 (Call 09/15/25)	6,430	4,703,548
5.38%, 11/15/29 (Call 05/15/29)(b)	5,968	4,907,106
6.63%, 01/15/28 (Call 07/15/27)(b)	5,805	5,281,136
6.88%, 03/15/25(b)	9,062	8,940,518
7.13%, 03/15/26(b)	12,336	11,980,697
9.00%, 01/15/29 (Call 07/15/25)(b)	3,800	3,698,018
Oxford Finance LLC/Oxford Finance Co-Issuer II Inc., 6.38%, 02/01/27 (Call 02/01/24)(a)(b)	3,291	2,998,924
PennyMac Financial Services Inc.
4.25%, 02/15/29 (Call 02/15/24)(a)	5,015	4,096,473
5.38%, 10/15/25 (Call 12/01/23)(a)	5,005	4,766,312
5.75%, 09/15/31 (Call 09/15/26)(a)(b)	3,602	2,936,844
PHH Mortgage Corp., 7.88%, 03/15/26 (Call 12/01/23)(a)(b)	2,930	2,527,125

Security	Par (000)	Value

Diversified Financial Services (continued)
PRA Group Inc.
5.00%, 10/01/29 (Call 10/01/24)(a)(b)	$2,922	$1,938,680
7.38%, 09/01/25 (Call 12/01/23)(a)(b)	2,333	2,181,355
8.38%, 02/01/28 (Call 02/01/25)(a)(b)	3,100	2,553,625
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc.
2.88%, 10/15/26 (Call 12/01/23)(a)	8,956	7,796,825
3.63%, 03/01/29 (Call 03/01/24)(a)	5,971	4,852,591
3.88%, 03/01/31 (Call 03/01/26)(a)	9,581	7,408,987
4.00%, 10/15/33 (Call 10/15/27)(a)(b)	6,618	4,864,230
SLM Corp.
3.13%, 11/02/26 (Call 10/02/26)	3,761	3,269,596
4.20%, 10/29/25 (Call 09/29/25)(b)	3,858	3,587,938
StoneX Group Inc., 8.63%, 06/15/25 (Call 12/01/23)(a)(b)	2,754	2,760,885
Synchrony Financial, 7.25%, 02/02/33 (Call 11/02/32)	5,795	4,914,214
United Wholesale Mortgage LLC
5.50%, 11/15/25 (Call 12/01/23)(a)	6,269	5,958,582
5.50%, 04/15/29 (Call 04/15/24)(a)(b)	5,561	4,657,337
5.75%, 06/15/27 (Call 06/15/24)(a)	4,129	3,757,101
World Acceptance Corp., 7.00%, 11/01/26 (Call 12/01/23)(a)(b)	2,115	1,713,150

		328,842,579

Electric — 2.7%
Algonquin Power & Utilities Corp., 4.75%, 01/18/82 (Call 01/18/27),
(5-year CMT + 3.249%)(b)(d)	5,780	4,562,963
Atlantica Sustainable Infrastructure PLC,
4.13%, 06/15/28 (Call 06/15/25)(a)	3,265	2,819,559
Calpine Corp.
3.75%, 03/01/31 (Call 03/01/26)(a)(b)	6,837	5,447,790
4.50%, 02/15/28 (Call 12/01/23)(a)	9,481	8,549,003
4.63%, 02/01/29 (Call 02/01/24)(a)	5,072	4,284,001
5.00%, 02/01/31 (Call 02/01/26)(a)	6,710	5,412,138
5.13%, 03/15/28 (Call 12/01/23)(a)(b)	10,744	9,615,148
5.25%, 06/01/26 (Call 12/01/23)(a)	3,379	3,234,042
Clearway Energy Operating LLC
3.75%, 02/15/31 (Call 02/15/26)(a)	7,227	5,635,242
3.75%, 01/15/32 (Call 01/15/27)(a)(b)	2,658	2,013,330
4.75%, 03/15/28 (Call 11/13/23)(a)(b)	6,874	6,136,062
DPL Inc.
4.13%, 07/01/25 (Call 04/01/25)(b)	3,209	3,019,821
4.35%, 04/15/29 (Call 01/15/29)(b)	2,903	2,367,835
Drax Finco PLC, 6.63%, 11/01/25 (Call 11/13/23)(a)	3,974	3,824,975
Edison International, 8.13%, 06/15/53 (Call 03/15/28), (5-year CMT + 3.864%)(d)	3,768	3,633,280
Electricite de France SA, 9.13%, (Call 03/15/33), (5-year CMT + 5.411%)(a)(d)(e)	11,515	11,818,639
Emera Inc., Series 16-A, 6.75%, 06/15/76 (Call 06/15/26), (3-mo. LIBOR US + 5.440%)(b)(d)	8,916	8,384,937
FirstEnergy Corp.
2.05%, 03/01/25 (Call 02/01/25)	2,145	2,013,794
2.65%, 03/01/30 (Call 12/01/29)(b)	4,738	3,821,592
Series A, 1.60%, 01/15/26 (Call 12/15/25)	2,325	2,092,681
Series B, 2.25%, 09/01/30 (Call 06/01/30)	3,484	2,688,292
Series B, 4.15%, 07/15/27 (Call 04/15/27)	11,680	10,810,908
Series C, 3.40%, 03/01/50 (Call 09/01/49)	6,205	3,752,522

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2023	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Series C, 5.10%, 07/15/47 (Call 01/15/47)	$4,513	$3,742,279
Series C, 7.38%, 11/15/31(b)	3,580	3,860,973
Leeward Renewable Energy Operations LLC, 4.25%, 07/01/29 (Call 07/01/24)(a)(b)	3,104	2,534,948
NextEra Energy Operating Partners LP
3.88%, 10/15/26 (Call 07/15/26)(a)	3,960	3,600,508
4.25%, 09/15/24 (Call 07/15/24)(a)	6	5,924
4.50%, 09/15/27 (Call 06/15/27)(a)	4,042	3,619,186
NRG Energy Inc.
3.38%, 02/15/29 (Call 02/15/24)(a)	3,880	3,157,921
3.63%, 02/15/31 (Call 02/15/26)(a)	8,021	6,052,942
3.88%, 02/15/32 (Call 02/15/27)(a)	8,523	6,333,995
5.25%, 06/15/29 (Call 06/15/24)(a)	5,825	5,139,167
5.75%, 01/15/28 (Call 11/16/23)	6,510	6,093,935
6.63%, 01/15/27 (Call 11/16/23)	2,810	2,727,201
Pattern Energy Operations LP/Pattern Energy Operations Inc., 4.50%, 08/15/28 (Call 12/01/23)(a)(b)	5,091	4,437,711
PG&E Corp.
5.00%, 07/01/28 (Call 11/13/23)(b)	7,901	7,157,873
5.25%, 07/01/30 (Call 07/01/25)(b)	8,011	7,016,843
Pike Corp., 5.50%, 09/01/28 (Call 12/01/23)(a)	5,491	4,695,903
Talen Energy Supply LLC, 8.63%, 06/01/30 (Call 06/01/26)(a)	9,080	9,226,270
Terraform Global Operating LP, 6.13%, 03/01/26 (Call 12/01/23)(a)(b)	2,614	2,512,905
TransAlta Corp.
6.50%, 03/15/40(b)	2,198	1,937,111
7.75%, 11/15/29 (Call 11/15/25)	3,145	3,129,001
Vistra Operations Co. LLC
4.38%, 05/01/29 (Call 05/01/24)(a)	9,960	8,459,974
5.00%, 07/31/27 (Call 11/13/23)(a)	10,018	9,164,330
5.50%, 09/01/26 (Call 11/13/23)(a)	7,910	7,525,357
5.63%, 02/15/27 (Call 11/13/23)(a)(b)	10,077	9,482,592
7.75%, 10/15/31 (Call 10/15/26)(a)	8,820	8,513,239

		246,066,642

Electrical Components & Equipment — 0.4%
Energizer Holdings Inc.
4.38%, 03/31/29 (Call 12/01/23)(a)(b)	5,944	4,852,221
4.75%, 06/15/28 (Call 12/01/23)(a)	4,360	3,724,047
6.50%, 12/31/27 (Call 08/31/24)(a)(b)	2,184	2,035,867
EnerSys, 4.38%, 12/15/27 (Call 09/15/27)(a)(b)	2,502	2,215,679
WESCO Distribution Inc.
7.13%, 06/15/25 (Call 12/01/23)(a)	10,970	10,963,627
7.25%, 06/15/28 (Call 12/01/23)(a)	10,196	10,131,256

		33,922,697

Electronics — 0.6%
Atkore Inc., 4.25%, 06/01/31 (Call 06/01/26)(a)	3,050	2,520,062
II-VI Inc., 5.00%, 12/15/29 (Call 12/14/24)(a)(b)	7,924	6,724,069
Imola Merger Corp., 4.75%, 05/15/29 (Call 05/15/24)(a)	15,259	13,302,691
Likewize Corp., 9.75%, 10/15/25 (Call 11/13/23)(a)	3,410	3,386,942
Sensata Technologies BV
4.00%, 04/15/29 (Call 04/15/24)(a)(b)	7,947	6,755,803
5.00%, 10/01/25(a)	5,135	4,992,597
5.63%, 11/01/24(a)	2,655	2,628,524
5.88%, 09/01/30 (Call 09/01/25)(a)	3,750	3,424,999
Sensata Technologies Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)(b)	5,764	4,613,200

Security	Par (000)	Value

Electronics (continued)
4.38%, 02/15/30 (Call 11/15/29)(a)	$3,536	$2,988,691
TTM Technologies Inc., 4.00%, 03/01/29 (Call 03/01/24)(a)	4,060	3,329,159

		54,666,737

Energy - Alternate Sources — 0.3%
Enviva Partners LP/Enviva Partners Finance Corp., 6.50%, 01/15/26 (Call 12/01/23)(a)(b)	5,928	4,164,420
Sunnova Energy Corp.
5.88%, 09/01/26 (Call 12/01/23)(a)(b)	3,154	2,554,835
11.75%, 10/01/28 (Call 04/01/28)(b)	3,055	2,606,006
TerraForm Power Operating LLC
4.75%, 01/15/30 (Call 01/15/25)(a)	5,281	4,462,445
5.00%, 01/31/28 (Call 07/31/27)(a)	5,502	5,040,492
Topaz Solar Farms LLC, 5.75%, 09/30/39(a)(b)	3,843	3,483,816

		22,312,014

Engineering & Construction — 0.8%
AECOM, 5.13%, 03/15/27 (Call 12/15/26)	7,687	7,257,304
Arcosa Inc., 4.38%, 04/15/29 (Call 04/15/24)(a)(b)	3,400	2,966,500
Artera Services LLC, 9.03%, 12/04/25 (Call 12/01/23)(a)(b)	7,613	6,851,700
ATP Tower Holdings LLC/Andean Tower Partners Colombia SAS/Andean Telecom Par, 4.05%, 04/27/26 (Call 12/01/23)(a)(b)	2,737	2,338,767
Brand Industrial Services Inc., 10.38%, 08/01/30 (Call 08/01/26)(a)	10,447	10,368,648
Brundage-Bone Concrete Pumping Holdings Inc., 6.00%, 02/01/26 (Call 12/01/23)(a)(b)	2,897	2,739,287
Cellnex Finance Co. SA, 3.88%, 07/07/41 (Call 04/07/41)(a)(b)	4,425	2,949,594
Dycom Industries Inc., 4.50%, 04/15/29 (Call 04/15/24)(a)(b)	4,122	3,556,214
Fluor Corp., 4.25%, 09/15/28 (Call 06/15/28)(b)	4,740	4,297,805
Global Infrastructure Solutions Inc.
5.63%, 06/01/29 (Call 06/01/24)(a)(b)	3,274	2,619,200
7.50%, 04/15/32 (Call 04/15/27)(a)	2,255	1,844,240
Great Lakes Dredge & Dock Corp., 5.25%, 06/01/29 (Call 06/01/24)(a)(b)	2,520	2,060,100
INNOVATE Corp., 8.50%, 02/01/26 (Call 11/13/23)(a)(b)	2,615	2,004,480
Railworks Holdings LP/Railworks Rally Inc., 8.25%, 11/15/28 (Call 11/15/24)(a)(b)	2,450	2,330,024
TopBuild Corp.
3.63%, 03/15/29 (Call 03/15/24)(a)	2,925	2,438,193
4.13%, 02/15/32 (Call 10/15/26)(a)(b)	3,768	2,980,865
Tutor Perini Corp., 6.88%, 05/01/25 (Call 11/16/23)(a)(b)	3,607	3,102,020
VM Consolidated Inc., 5.50%, 04/15/29 (Call 04/15/24)(a)(b)	2,800	2,479,596
Weekley Homes LLC/Weekley Finance Corp., 4.88%, 09/15/28 (Call 12/01/23)(a)(b)	3,726	3,199,703

		68,384,240

Entertainment — 3.6%
Affinity Gaming, 6.88%, 12/15/27 (Call 12/01/23)(a)	4,193	3,417,656
Allen Media LLC/Allen Media Co-Issuer Inc., 10.50%, 02/15/28 (Call 12/01/23)(a)(b)	4,578	2,384,246
AMC Entertainment Holdings Inc. 7.50%, 02/15/29 (Call 02/15/25)(a)(b)	7,581	5,309,271

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Entertainment (continued)
10.00%, 06/15/26 (Call 11/13/23)(a)(b)	$11,185	$8,556,788
Banijay Entertainment SASU, 8.13%, 05/01/29 (Call 11/01/25)(a)(b)	3,160	3,080,961
Boyne USA Inc., 4.75%, 05/15/29 (Call 05/15/24)(a)	5,475	4,766,873
Caesars Entertainment Inc.
4.63%, 10/15/29 (Call 10/15/24)(a)(b)	9,672	7,948,706
6.25%, 07/01/25 (Call 11/13/23)(a)	26,591	26,162,547
7.00%, 02/15/30 (Call 02/15/26)(a)(b)	15,355	14,819,003
8.13%, 07/01/27 (Call 12/01/23)(a)(b)	12,143	12,032,183
Caesars Resort Collection LLC/CRC Finco Inc., 5.75%, 07/01/25 (Call 11/13/23)(a)	7,888	7,761,940
CCM Merger Inc., 6.38%, 05/01/26 (Call 12/01/23)(a)(b)	2,090	1,978,347
CDI Escrow Issuer Inc., 5.75%, 04/01/30 (Call 04/01/25)(a)(b)	9,427	8,422,127
Cedar Fair LP, 5.25%, 07/15/29 (Call 07/15/24)(b)	4,034	3,474,230
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.38%, 04/15/27 (Call 12/01/23)(b)	3,762	3,483,434
5.50%, 05/01/25 (Call 12/01/23)(a)	7,247	7,102,884
6.50%, 10/01/28 (Call 11/16/23)(b)	2,225	2,059,414
Churchill Downs Inc.
4.75%, 01/15/28 (Call 12/01/23)(a)	5,239	4,691,656
5.50%, 04/01/27 (Call 12/01/23)(a)(b)	4,439	4,163,550
6.75%, 05/01/31 (Call 05/01/26)(a)	4,510	4,160,475
Cinemark USA Inc.
5.25%, 07/15/28 (Call 07/15/24)(a)	5,900	5,095,696
5.88%, 03/15/26 (Call 12/01/23)(a)(b)	3,116	2,958,730
8.75%, 05/01/25 (Call 12/01/23)(a)	28	28,295
Empire Resorts Inc., 7.75%, 11/01/26 (Call 12/01/23)(a)(b)	2,225	1,804,217
Everi Holdings Inc., 5.00%, 07/15/29 (Call 07/15/24)(a)(b)	3,272	2,749,396
Golden Entertainment Inc., 7.63%, 04/15/26 (Call 12/01/23)(a)(b)	2,293	2,293,002
International Game Technology PLC
4.13%, 04/15/26 (Call 12/01/23)(a)	6,414	6,035,510
5.25%, 01/15/29 (Call 01/15/24)(a)(b)	5,872	5,342,816
6.25%, 01/15/27 (Call 07/15/26)(a)	6,195	6,037,689
6.50%, 02/15/25 (Call 08/15/24)(a)	3,396	3,373,324
Jacobs Entertainment Inc., 6.75%, 02/15/29 (Call 02/15/25)(a)	3,946	3,354,100
Light & Wonder International Inc.
7.00%, 05/15/28 (Call 12/01/23)(a)	5,392	5,256,059
7.25%, 11/15/29 (Call 11/15/24)(a)	3,912	3,793,740
7.50%, 09/01/31 (Call 09/01/26)(a)(b)	4,412	4,308,003
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29 (Call 04/15/24)(a)	5,854	3,852,166
Live Nation Entertainment Inc.
3.75%, 01/15/28 (Call 01/15/24)(a)(b)	3,761	3,287,114
4.75%, 10/15/27 (Call 12/01/23)(a)(b)	7,822	7,147,822
4.88%, 11/01/24 (Call 12/01/23)(a)(b)	3,871	3,788,700
5.63%, 03/15/26 (Call 12/01/23)(a)	2,389	2,287,925
6.50%, 05/15/27 (Call 12/01/23)(a)	9,285	9,058,779
Merlin Entertainments Ltd., 5.75%, 06/15/26 (Call 03/17/26)(a)	2,950	2,759,130
Midwest Gaming Borrower LLC, 4.88%, 05/01/29 (Call 05/01/24)(a)(b)	5,825	4,849,313

Security	Par (000)	Value

Entertainment (continued)
Mohegan Gaming & Entertainment
7.88%, 10/15/24 (Call 11/16/23)(a)(b)	$785	$760,469
8.00%, 02/01/26 (Call 12/01/23)(a)	9,382	8,619,713
Motion Bondco DAC, 6.63%, 11/15/27 (Call 12/01/23)(a)(b)	3,645	3,262,275
Odeon Finco PLC, 12.75%, 11/01/27 (Call 11/01/24)(a)(b)	2,965	2,953,162
Ontario Gaming GTA LP, 8.00%, 08/01/30 (Call 08/01/25)(a)(b)	3,325	3,250,311
Penn Entertainment Inc., 5.63%, 01/15/27 (Call 12/01/23)(a)(b)	3,065	2,796,098
Penn National Gaming Inc., 4.13%, 07/01/29 (Call 07/01/24)(a)(b)	3,599	2,796,279
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.
5.63%, 09/01/29 (Call 09/01/24)(a)(b)	5,751	4,044,103
5.88%, 09/01/31 (Call 09/01/26)(a)(b)	5,694	3,866,084
Raptor Acquisition Corp./Raptor Co-Issuer LLC, 4.88%, 11/01/26 (Call 11/13/23)(a)(b)	2,520	2,344,860
Resorts World Las Vegas LLC, 4.63%, 04/06/31 (Call 01/06/31)(a)	2,745	1,935,225
Resorts World Las Vegas LLC/RWLV Capital Inc.
4.63%, 04/16/29 (Call 01/16/29)(a)	8,025	6,163,601
8.45%, 07/27/30 (Call 05/27/30)(a)	3,000	2,759,200
Scientific Games Holdings LP/Scientific Games U.S. FinCo Inc., 6.63%, 03/01/30 (Call 03/01/25)(a)(b)	6,146	5,285,560
SeaWorld Parks & Entertainment Inc., 5.25%, 08/15/29 (Call 08/15/24)(a)(b)	5,848	5,093,783
Six Flags Entertainment Corp.
5.50%, 04/15/27 (Call 12/01/23)(a)(b)	4,553	4,144,915
7.25%, 05/15/31 (Call 05/15/26)(a)(b)	5,986	5,507,120
Six Flags Theme Parks Inc., 7.00%, 07/01/25 (Call 12/01/23)(a)(b)	2,486	2,468,847
Speedway Motorsports LLC/Speedway Funding II Inc., 4.88%, 11/01/27 (Call 12/01/23)(a)(b)	2,512	2,241,960
Universal Entertainment Corp., 8.75%, 12/11/24 (Call 12/11/23)(a)(b)(f)	5,400	5,589,000
Vail Resorts Inc., 6.25%, 05/15/25 (Call 12/01/23)(a)	4,213	4,187,006
WMG Acquisition Corp.
3.00%, 02/15/31 (Call 02/15/26)(a)(b)	6,045	4,692,688
3.75%, 12/01/29 (Call 12/01/24)(a)(b)	4,016	3,370,950
3.88%, 07/15/30 (Call 07/15/25)(a)(b)	4,000	3,324,633
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.
5.13%, 10/01/29 (Call 07/01/29)(a)(b)	5,815	4,959,064
7.13%, 02/15/31 (Call 11/15/30)(a)(b)	4,675	4,353,463

		326,008,186

Environmental Control — 0.8%
Clean Harbors Inc.
4.88%, 07/15/27 (Call 12/01/23)(a)	4,359	4,063,441
5.13%, 07/15/29 (Call 07/15/24)(a)	2,303	2,071,375
6.38%, 02/01/31 (Call 02/01/26)(a)(b)	4,235	4,025,209
Covanta Holding Corp.
4.88%, 12/01/29 (Call 12/01/24)(a)	6,016	4,692,480
5.00%, 09/01/30 (Call 09/01/25)(b)	3,033	2,346,061
Enviri Corp., 5.75%, 07/31/27 (Call 12/01/23)(a)(b)	3,553	3,003,178

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) October 31, 2023	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Environmental Control (continued)
GFL Environmental Inc.
3.50%, 09/01/28 (Call 03/01/28)(a)	$5,957	$5,100,596
3.75%, 08/01/25 (Call 12/01/23)(a)(b)	5,760	5,447,650
4.00%, 08/01/28 (Call 11/14/23)(a)(b)	5,877	5,057,681
4.25%, 06/01/25 (Call 12/01/23)(a)	3,682	3,539,353
4.38%, 08/15/29 (Call 08/15/24)(a)(b)	4,297	3,664,495
4.75%, 06/15/29 (Call 06/15/24)(a)(b)	5,763	5,044,942
5.13%, 12/15/26 (Call 12/01/23)(a)(b)	3,718	3,527,971
Madison IAQ LLC
4.13%, 06/30/28 (Call 06/30/24)(a)	5,338	4,459,796
5.88%, 06/30/29 (Call 06/30/24)(a)	8,337	6,458,135
Stericycle Inc., 3.88%, 01/15/29 (Call 11/16/23)(a)	3,701	3,144,562
Waste Pro USA Inc., 5.50%, 02/15/26 (Call 12/01/23)(a)	3,982	3,660,274

		69,307,199

Food — 2.1%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC
3.25%, 03/15/26 (Call 12/01/23)(a)(b)	5,858	5,410,974
3.50%, 03/15/29 (Call 12/01/23)(a)	10,054	8,572,050
4.63%, 01/15/27 (Call 12/01/23)(a)	10,278	9,632,658
4.88%, 02/15/30 (Call 02/15/25)(a)	7,463	6,663,082
5.88%, 02/15/28 (Call 12/01/23)(a)	6,071	5,815,404
6.50%, 02/15/28 (Call 02/15/25)(a)(b)	5,730	5,625,673
7.50%, 03/15/26 (Call 12/01/23)(a)	4,607	4,680,253
Aragvi Finance International DAC, 8.45%, 04/29/26 (Call 04/29/24)(a)	1,100	745,382
B&G Foods Inc.
5.25%, 04/01/25 (Call 12/01/23)(b)	2,850	2,735,613
5.25%, 09/15/27 (Call 12/01/23)(b)	4,144	3,410,555
8.00%, 09/15/28 (Call 09/15/25)(b)	4,380	4,268,274
C&S Group Enterprises LLC, 5.00%, 12/15/28 (Call 12/15/23)(a)(b)	3,177	2,458,204
Chobani LLC/Chobani Finance Corp. Inc.
4.63%, 11/15/28 (Call 12/01/23)(a)(b)	3,348	2,894,586
7.50%, 04/15/25 (Call 11/13/23)(a)(b)	3,525	3,463,132
H-Food Holdings LLC/Hearthside Finance Co. Inc., 8.50%, 06/01/26 (Call 11/13/23)(a)(b)	2,469	567,870
Ingles Markets Inc., 4.00%, 06/15/31 (Call 06/15/26)(a)	2,630	2,090,850
Lamb Weston Holdings Inc.
4.13%, 01/31/30 (Call 01/31/25)(a)(b)	7,831	6,643,214
4.38%, 01/31/32 (Call 01/31/27)(a)(b)	5,474	4,529,010
4.88%, 05/15/28 (Call 11/15/27)(a)	4,055	3,744,327
Performance Food Group Inc.
4.25%, 08/01/29 (Call 08/01/24)(a)	7,794	6,576,386
5.50%, 10/15/27 (Call 12/01/23)(a)	8,008	7,488,075
6.88%, 05/01/25 (Call 12/01/23)(a)	1,703	1,694,485
Pilgrim’s Pride Corp.
3.50%, 03/01/32 (Call 09/01/26)	6,808	5,186,334
4.25%, 04/15/31 (Call 04/15/26)	7,989	6,581,020
6.25%, 07/01/33 (Call 04/01/33)(b)	7,735	7,108,441
6.88%, 05/15/34 (Call 02/15/34)	1,706	1,614,214
Post Holdings Inc.
4.50%, 09/15/31 (Call 09/15/26)(a)(b)	8,036	6,502,210
4.63%, 04/15/30 (Call 04/15/25)(a)(b)	10,611	8,885,528
5.50%, 12/15/29 (Call 12/15/24)(a)(b)	9,330	8,320,623
5.63%, 01/15/28 (Call 11/16/23)(a)	7,350	6,830,869
5.75%, 03/01/27 (Call 11/16/23)(a)	3,594	3,426,185
Safeway Inc., 7.25%, 02/01/31	2,437	2,449,185

Security	Par (000)	Value

Food (continued)
SEG Holding LLC/SEG Finance Corp., 5.63%, 10/15/28 (Call 12/01/23)(a)(b)	$2,262	$2,265,913
Sigma Holdco BV, 7.88%, 05/15/26 (Call 11/13/23)(a)(b)	3,767	3,151,962
Simmons Foods Inc./Simmons Prepared Foods Inc./Simmons Pet Food Inc./Simmons Feed, 4.63%, 03/01/29 (Call 03/01/24)(a)(b)	6,301	5,118,427
TreeHouse Foods Inc., 4.00%, 09/01/28 (Call 11/16/23)	3,721	3,027,057
U.S. Foods Inc.
4.63%, 06/01/30 (Call 06/01/25)(a)(b)	3,767	3,216,665
4.75%, 02/15/29 (Call 02/15/24)(a)	7,067	6,234,205
6.88%, 09/15/28 (Call 09/15/25)(b)	3,990	3,899,680
7.25%, 01/15/32 (Call 09/15/26)(a)(b)	3,490	3,425,915
United Natural Foods Inc., 6.75%, 10/15/28 (Call 12/01/23)(a)(b)	4,142	3,259,257

		190,213,747

Food Service — 0.2%
Aramark Services Inc.
5.00%, 04/01/25 (Call 12/01/23)(a)	3,995	3,905,164
5.00%, 02/01/28 (Call 12/01/23)(a)(b)	9,540	8,749,596
TKC Holdings Inc.
6.88%, 05/15/28 (Call 05/15/24)(a)	3,667	3,171,955
10.50%, 05/15/29 (Call 05/15/24)(a)(b)	5,268	4,213,103

		20,039,818

Forest Products & Paper — 0.2%
Ahlstrom-Munksjo Holding 3 Oy, 4.88%, 02/04/28 (Call 02/04/24)(a)	2,558	2,086,868
Domtar Corp., 6.75%, 10/01/28 (Call 10/01/24)(a)	4,808	3,912,569
Glatfelter Corp., 4.75%, 11/15/29 (Call 11/01/24)(a)(b)	3,895	2,559,132
Mercer International Inc.
5.13%, 02/01/29 (Call 02/01/24)(b)	6,906	5,415,186
5.50%, 01/15/26 (Call 12/01/23)	2,192	2,038,560

		16,012,315

Gas — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25 (Call 02/20/25)	5,159	4,944,988
5.75%, 05/20/27 (Call 02/20/27)(b)	3,943	3,623,758
5.88%, 08/20/26 (Call 05/20/26)(b)	5,103	4,783,808
9.38%, 06/01/28 (Call 06/01/25)(a)(b)	3,987	3,940,139

		17,292,693

Hand & Machine Tools — 0.1%
Werner FinCo LP/Werner FinCo Inc.
11.50%, 06/15/28 (Call 06/15/25)(a)(b)	3,100	3,130,163
14.50%, 10/15/28(a)(b)	1,992	1,623,548

		4,753,711

Health Care - Products — 1.1%
Avantor Funding Inc.
3.88%, 11/01/29 (Call 11/01/24)(a)(b)	7,115	5,954,801
4.63%, 07/15/28 (Call 12/01/23)(a)(b)	11,893	10,586,073
Bausch & Lomb Escrow Corp., 8.38%, 10/01/28 (Call 10/01/25)(a)	10,985	10,910,851
Embecta Corp., 5.00%, 02/15/30 (Call 02/15/27)(a)(b)	4,010	3,184,221
Garden Spinco Corp., 8.63%, 07/20/30 (Call 07/20/27)(a)	2,880	2,971,497

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Products (continued)
Hologic Inc.
3.25%, 02/15/29 (Call 12/01/23)(a)	$7,100	$5,960,588
4.63%, 02/01/28 (Call 12/01/23)(a)	2,975	2,705,471
Mozart Debt Merger Sub Inc.
3.88%, 04/01/29 (Call 10/01/24)(a)	34,812	29,394,058
5.25%, 10/01/29 (Call 10/01/24)(a)(b)	19,279	16,410,705
Teleflex Inc.
4.25%, 06/01/28 (Call 12/01/23)(a)	3,772	3,328,794
4.63%, 11/15/27 (Call 11/16/23)	3,648	3,337,920

		94,744,979

Health Care - Services — 4.2%
Acadia Healthcare Co. Inc.
5.00%, 04/15/29 (Call 12/01/23)(a)(b)	3,546	3,161,666
5.50%, 07/01/28 (Call 12/01/23)(a)(b)	3,604	3,327,182
AHP Health Partners Inc., 5.75%, 07/15/29 (Call 07/15/24)(a)	2,540	2,082,800
Akumin Escrow Inc., 7.50%, 08/01/28 (Call 08/01/24)(a)(b)	2,633	2,082,018
Akumin Inc., 7.00%, 11/01/25 (Call 12/01/23)(a)(b)	3,460	2,923,700
Cano Health LLC, 6.25%, 10/01/28 (Call 10/01/24)(a)(b)	2,068	827,200
Catalent Pharma Solutions Inc.
3.13%, 02/15/29 (Call 02/15/24)(a)(b)	4,917	3,865,991
3.50%, 04/01/30 (Call 04/01/25)(a)(b)	5,068	3,978,380
5.00%, 07/15/27 (Call 12/01/23)(a)	3,944	3,519,428
Charles River Laboratories International Inc.
3.75%, 03/15/29 (Call 03/15/24)(a)	3,927	3,314,663
4.00%, 03/15/31 (Call 03/15/26)(a)	3,945	3,219,889
4.25%, 05/01/28 (Call 11/16/23)(a)	4,042	3,591,479
CHS/Community Health Systems Inc.
4.75%, 02/15/31 (Call 02/15/26)(a)(b)	8,257	5,534,214
5.25%, 05/15/30 (Call 05/15/25)(a)(b)	12,017	8,533,921
5.63%, 03/15/27 (Call 12/15/23)(a)(b)	14,995	12,182,443
6.00%, 01/15/29 (Call 01/15/24)(a)	7,082	5,364,615
6.13%, 04/01/30 (Call 04/01/25)(a)(b)	9,530	3,692,875
6.88%, 04/01/28 (Call 11/16/23)(a)	5,764	2,492,930
6.88%, 04/15/29 (Call 04/15/24)(a)(b)	10,533	4,349,181
8.00%, 03/15/26 (Call 12/01/23)(a)(b)	16,398	14,988,685
8.00%, 12/15/27 (Call 11/16/23)(a)(b)	5,336	4,525,835
DaVita Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)	11,935	8,578,943
4.63%, 06/01/30 (Call 06/01/25)(a)	21,328	16,714,970
Encompass Health Corp.
4.50%, 02/01/28 (Call 12/01/23)	6,013	5,420,900
4.63%, 04/01/31 (Call 04/01/26)	3,091	2,573,060
4.75%, 02/01/30 (Call 02/01/25)	6,161	5,324,175
5.75%, 09/15/25 (Call 12/01/23)	2,187	2,126,002
Fortrea Holdings Inc., 7.50%, 07/01/30 (Call 07/01/26)(a)(b)	4,600	4,439,000
Global Medical Response Inc., 6.50%, 10/01/25 (Call 12/01/23)(a)(g)(h)	4,355	2,765,425
HealthEquity Inc., 4.50%, 10/01/29 (Call 10/01/24)(a)	4,798	4,109,964
Heartland Dental LLC/Heartland Dental Finance Corp.
8.50%, 05/01/26 (Call 12/01/23)(a)(b)	2,247	2,045,171
10.50%, 04/30/28 (Call 05/15/25)(a)	5,892	5,662,978
IQVIA Inc.
5.00%, 10/15/26 (Call 12/01/23)(a)	8,561	8,161,350
5.00%, 05/15/27 (Call 12/01/23)(a)	8,807	8,285,483

Security	Par (000)	Value

Health Care - Services (continued)
6.50%, 05/15/30 (Call 05/15/26)(a)(b)	$3,719	$3,607,430
Kedrion SpA, 6.50%, 09/01/29 (Call 09/01/25)(a)(b)	5,950	4,953,375
Legacy LifePoint Health LLC, 4.38%, 02/15/27 (Call 12/01/23)(a)(b)	4,672	3,863,324
Lifepoint Health Inc., 5.38%, 01/15/29 (Call 01/15/24)(a)	3,920	2,374,925
LifePoint Health Inc.
9.88%, 08/15/30 (Call 08/15/26)	6,235	5,634,881
11.00%, 10/15/30 (Call 10/15/26)(a)	6,400	6,022,897
ModivCare Escrow Issuer Inc., 5.00%, 10/01/29 (Call 10/01/24)(a)(b)	4,202	3,062,376
ModivCare Inc., 5.88%, 11/15/25 (Call 12/01/23)(a)(b)	3,698	3,494,610
Molina Healthcare Inc.
3.88%, 11/15/30 (Call 08/17/30)(a)(b)	4,715	3,845,647
3.88%, 05/15/32 (Call 02/15/32)(a)	5,498	4,320,105
4.38%, 06/15/28 (Call 12/01/23)(a)	6,508	5,792,227
Pediatrix Medical Group Inc., 5.38%, 02/15/30 (Call 02/15/25)(a)(b)	2,964	2,556,272
Prime Healthcare Services Inc., 7.25%, 11/01/25 (Call 12/01/23)(a)	6,703	6,099,732
Quorum Health Corp., 11.63%, 04/15/23(i)	1,183	—
Radiology Partners Inc., 9.25%, 02/01/28 (Call 12/01/23)(a)	4,611	1,734,123
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., 9.75%, 12/01/26 (Call 12/01/23)(a)(b)	10,392	9,716,371
RP Escrow Issuer LLC, 5.25%, 12/15/25 (Call 12/01/23)(a)(b)	5,929	4,224,413
Select Medical Corp., 6.25%, 08/15/26 (Call 12/01/23)(a)(b)	9,368	9,111,500
Star Parent Inc., 9.00%, 10/01/30 (Call 10/01/26)(a)(b)	8,160	8,097,855
Surgery Center Holdings Inc., 10.00%, 04/15/27 (Call 12/01/23)(a)(b)	2,291	2,286,820
Team Health Holdings Inc., 6.38%, 02/01/25 (Call 11/16/23)(a)(b)	5,499	4,357,958
Tenet Healthcare Corp.
4.25%, 06/01/29 (Call 06/01/24)	10,616	9,084,877
4.38%, 01/15/30 (Call 12/01/24)	12,000	10,150,892
4.63%, 06/15/28 (Call 11/16/23)(b)	4,611	4,102,166
4.88%, 01/01/26 (Call 11/16/23)	15,984	15,319,130
5.13%, 11/01/27 (Call 11/16/23)	11,333	10,461,688
6.13%, 10/01/28 (Call 12/01/23)(b)	19,558	18,140,045
6.13%, 06/15/30 (Call 06/15/25)(b)	15,312	14,171,568
6.25%, 02/01/27 (Call 11/16/23)	11,169	10,710,478
6.75%, 05/15/31 (Call 05/15/26)(a)(b)	10,510	9,980,645
6.88%, 11/15/31(b)	2,858	2,634,851
Toledo Hospital (The)
6.02%, 11/15/48	2,500	1,665,625
Series B, 5.33%, 11/15/28	2,200	1,683,000
U.S. Acute Care Solutions LLC, 6.38%, 03/01/26 (Call 12/01/23)(a)	5,606	4,769,384

		381,797,706

Holding Companies - Diversified — 0.5%
Benteler International, Class A, 10.50%, 05/15/28 (Call 05/15/25)(a)(b)	3,638	3,664,316
Compass Group Diversified Holdings LLC
5.00%, 01/15/32 (Call 01/15/27)(a)(b)	2,303	1,810,942
5.25%, 04/15/29 (Call 04/15/24)(a)	7,706	6,580,485

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2023	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Holding Companies - Diversified (continued)
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%, 02/01/29 (Call 08/01/28)	$5,765	$4,439,209
5.25%, 05/15/27 (Call 11/15/26)	11,369	9,734,706
6.25%, 05/15/26 (Call 12/01/23)(b)	9,789	8,947,848
6.38%, 12/15/25 (Call 12/01/23)	5,786	5,443,173
Stena International SA, 6.13%, 02/01/25 (Call 11/13/23)(a)(b)	1,950	1,911,000

		42,531,679

Home Builders — 1.0%
Adams Homes Inc., 9.25%, 10/15/28 (Call 10/15/25)(a)	1,925	1,860,477
Ashton Woods USA LLC/Ashton Woods Finance Co.
4.63%, 08/01/29 (Call 08/01/24)(a)(b)	2,608	2,110,344
4.63%, 04/01/30 (Call 04/01/25)(a)(b)	3,041	2,354,656
6.63%, 01/15/28 (Call 12/01/23)(a)	2,059	1,883,985
Beazer Homes USA Inc.
5.88%, 10/15/27 (Call 11/16/23)(b)	2,567	2,291,048
7.25%, 10/15/29 (Call 10/15/24)(b)	2,603	2,374,727
Brookfield Residential Properties Inc./Brookfield Residential U.S. LLC
4.88%, 02/15/30 (Call 02/15/25)(a)(b)	3,801	2,890,494
5.00%, 06/15/29 (Call 06/15/24)(a)	2,596	2,026,148
6.25%, 09/15/27 (Call 12/01/23)(a)	5,270	4,585,000
Century Communities Inc.
3.88%, 08/15/29 (Call 02/15/29)(a)(b)	3,807	3,072,095
6.75%, 06/01/27 (Call 12/01/23)	3,566	3,442,466
Dream Finders Homes Inc., 8.25%, 08/15/28 (Call 08/15/25)(a)(b)	2,550	2,522,817
Empire Communities Corp., 7.00%, 12/15/25 (Call 12/01/23)(a)(b)	3,815	3,545,697
Forestar Group Inc.
3.85%, 05/15/26 (Call 12/01/23)(a)(b)	3,002	2,672,010
5.00%, 03/01/28 (Call 12/01/23)(a)(b)	2,269	1,991,248
Installed Building Products Inc., 5.75%, 02/01/28 (Call 11/16/23)(a)(b)	2,276	2,053,383
KB Home
4.00%, 06/15/31 (Call 12/15/30)	2,924	2,283,078
4.80%, 11/15/29 (Call 05/15/29)(b)	2,202	1,907,945
6.88%, 06/15/27 (Call 12/15/26)(b)	2,205	2,188,143
7.25%, 07/15/30 (Call 07/15/25)	2,757	2,646,720
LGI Homes Inc., 4.00%, 07/15/29 (Call 01/15/29)(a)(b)	2,339	1,789,831
M/I Homes Inc.
3.95%, 02/15/30 (Call 08/15/29)(b)	2,461	1,957,627
4.95%, 02/01/28 (Call 11/16/23)	3,033	2,711,894
Mattamy Group Corp.
4.63%, 03/01/30 (Call 03/01/25)(a)	4,481	3,658,550
5.25%, 12/15/27 (Call 12/01/23)(a)(b)	4,071	3,657,632
Meritage Homes Corp.
5.13%, 06/06/27 (Call 12/06/26)	832	786,240
6.00%, 06/01/25 (Call 03/01/25)(b)	829	812,818
Shea Homes LP/Shea Homes Funding Corp.
4.75%, 02/15/28 (Call 12/01/23)	3,270	2,873,944
4.75%, 04/01/29 (Call 04/01/24)	2,394	2,020,939
Taylor Morrison Communities Inc.
5.13%, 08/01/30 (Call 02/01/30)(a)	4,222	3,548,184
5.75%, 01/15/28 (Call 10/15/27)(a)	3,250	2,949,865
5.88%, 06/15/27 (Call 03/15/27)(a)	3,745	3,510,938

Security	Par (000)	Value

Home Builders (continued)
Thor Industries Inc., 4.00%, 10/15/29 (Call 10/15/24)(a)(b)	$3,795	$3,058,959
Tri Pointe Homes Inc.
5.25%, 06/01/27 (Call 12/01/26)	2,219	2,008,195
5.70%, 06/15/28 (Call 12/15/27)(b)	2,576	2,293,543
Winnebago Industries Inc., 6.25%, 07/15/28 (Call 12/01/23)(a)	2,735	2,571,803

		90,913,443

Home Furnishings — 0.1%
Tempur Sealy International Inc.
3.88%, 10/15/31 (Call 10/15/26)(a)	6,410	4,800,312
4.00%, 04/15/29 (Call 04/15/24)(a)	6,384	5,237,393

		10,037,705

Household Products & Wares — 0.3%
ACCO Brands Corp., 4.25%, 03/15/29 (Call 03/15/24)(a)(b)	4,644	3,853,781
Central Garden & Pet Co.
4.13%, 10/15/30 (Call 10/15/25)(b)	3,814	3,110,714
4.13%, 04/30/31 (Call 04/30/26)(a)	3,139	2,497,128
5.13%, 02/01/28 (Call 12/01/23)(b)	2,145	1,980,646
Kronos Acquisition Holdings Inc./KIK Custom Products Inc.
5.00%, 12/31/26 (Call 12/01/23)(a)(b)	3,500	3,165,931
7.00%, 12/31/27 (Call 12/31/23)(a)	3,886	3,304,020
Spectrum Brands Inc.
3.88%, 03/15/31 (Call 03/15/26)(a)(b)	3,998	3,200,159
5.00%, 10/01/29 (Call 10/01/24)(a)(b)	2,223	1,994,231
5.50%, 07/15/30 (Call 07/15/25)(a)	2,259	2,016,158

		25,122,768

Housewares — 0.5%
CD&R Smokey Buyer Inc., 6.75%, 07/15/25 (Call 12/01/23)(a)(b)	6,011	5,745,314
Newell Brands Inc.
4.88%, 06/01/25 (Call 05/01/25)	3,644	3,496,683
5.20%, 04/01/26 (Call 01/01/26)(b)	15,036	14,196,286
6.38%, 09/15/27 (Call 06/15/27)(b)	3,929	3,679,563
6.38%, 04/01/36 (Call 10/01/35)	3,250	2,549,067
6.50%, 04/01/46 (Call 10/01/45)(b)	5,007	3,516,129
6.63%, 09/15/29 (Call 06/15/29)(b)	3,925	3,610,822
Scotts Miracle-Gro Co. (The)
4.00%, 04/01/31 (Call 04/01/26)(b)	3,699	2,751,705
4.38%, 02/01/32 (Call 08/01/26)(b)	3,044	2,230,948
4.50%, 10/15/29 (Call 10/15/24)(b)	3,278	2,589,620
5.25%, 12/15/26 (Call 11/16/23)(b)	1,816	1,684,340
SWF Escrow Issuer Corp., 6.50%, 10/01/29 (Call 10/01/24)(a)(b)	4,980	2,950,023

		49,000,500

Insurance — 1.6%
Acrisure LLC/Acrisure Finance Inc.
4.25%, 02/15/29 (Call 02/15/24)(a)	5,286	4,334,357
6.00%, 08/01/29 (Call 08/01/24)(a)	4,020	3,242,752
7.00%, 11/15/25 (Call 12/01/23)(a)(b)	7,194	6,974,828
10.13%, 08/01/26 (Call 12/01/23)(a)(b)	2,866	2,884,265
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
4.25%, 10/15/27 (Call 12/01/23)(a)	5,737	5,043,741
5.88%, 11/01/29 (Call 11/01/24)(a)(b)	3,451	2,865,153
6.75%, 10/15/27 (Call 12/01/23)(a)	10,482	9,572,791
6.75%, 04/15/28 (Call 04/15/25)(a)	9,614	9,135,659

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
AmWINS Group Inc., 4.88%, 06/30/29 (Call 06/30/24)(a)(b)	$6,339	$5,426,452
Assurant Inc., 7.00%, 03/27/48 (Call 03/27/28), (3-mo. LIBOR US + 4.135%)(d)	2,940	2,815,891
AssuredPartners Inc.
5.63%, 01/15/29 (Call 12/15/23)(a)(b)	4,453	3,777,617
7.00%, 08/15/25 (Call 12/01/23)(a)	3,952	3,876,485
BroadStreet Partners Inc., 5.88%, 04/15/29 (Call 04/15/24)(a)(b)	5,730	4,995,712
Constellation Insurance Inc., 6.80%, 01/24/30 (Call 10/24/29)(a)	3,340	2,857,514
Genworth Holdings Inc., 6.50%, 06/15/34	1,914	1,661,750
Global Atlantic Fin Co., 4.70%, 10/15/51 (Call 07/15/26), (5-year CMT + 3.796%)(a)(d)	5,851	4,070,936
GTCR AP Finance Inc., 8.00%, 05/15/27 (Call 12/01/23)(a)(b)	3,738	3,639,713
Hub International Ltd.
5.63%, 12/01/29 (Call 12/01/24)(a)(b)	4,134	3,560,289
7.00%, 05/01/26 (Call 11/13/23)(a)	12,606	12,270,826
HUB International Ltd., 7.25%, 06/15/30 (Call 06/15/26)(a)	16,700	16,290,182
Jones Deslauriers Insurance Management Inc.
8.50%, 03/15/30 (Call 03/15/26)(a)	5,760	5,658,587
10.50%, 12/15/30 (Call 12/15/25)(a)(b)	2,225	2,208,407
Liberty Mutual Group Inc.
4.13%, 12/15/51 (Call 09/15/26), (5-year CMT + 3.315%)(a)(d)	3,545	2,814,411
4.30%, 02/01/61 (Call 02/01/26)(a)	5,985	3,119,552
7.80%, 03/07/87(a)	3,547	3,410,007
MGIC Investment Corp., 5.25%, 08/15/28 (Call 11/16/23)	5,505	5,060,060
NMI Holdings Inc., 7.38%, 06/01/25 (Call 03/30/25)(a)	2,827	2,829,925
Ohio National Financial Services Inc., 6.63%, 05/01/31(a)(b)	1,930	1,671,502
Ryan Specialty Group LLC, 4.38%, 02/01/30 (Call 02/01/25)(a)(b)	3,308	2,833,403
USI Inc./NY, 6.88%, 05/01/25 (Call 12/01/23)(a)(b)	4,419	4,378,610

		143,281,377

Internet — 1.8%
Acuris Finance Us Inc./Acuris Finance SARL, 5.00%, 05/01/28 (Call 05/01/24)(a)	2,700	2,126,250
ANGI Group LLC, 3.88%, 08/15/28 (Call 11/13/23)(a)(b)	3,709	2,781,724
Arches Buyer Inc.
4.25%, 06/01/28 (Call 12/01/23)(a)	7,869	6,517,884
6.13%, 12/01/28 (Call 12/01/23)(a)(b)	3,972	3,208,264
Cablevision Lightpath LLC
3.88%, 09/15/27 (Call 11/13/23)(a)	3,336	2,713,716
5.63%, 09/15/28 (Call 11/13/23)(a)(b)	3,155	2,360,847
Cars.com Inc., 6.38%, 11/01/28 (Call 12/01/23)(a)(b)	3,232	2,876,480
Cogent Communications Group Inc.
3.50%, 05/01/26 (Call 02/01/26)(a)	3,727	3,373,855
7.00%, 06/15/27 (Call 06/15/24)(a)	4,296	4,059,720
EquipmentShare.com Inc., 9.00%, 05/15/28 (Call 05/15/25)(a)	8,320	7,820,800
Gen Digital Inc., 5.00%, 04/15/25 (Call 11/13/23)(a)	7,822	7,572,791

Security	Par (000)	Value

Internet (continued)
Getty Images Inc., 9.75%, 03/01/27 (Call 11/16/23)(a)(b)	$2,060	$2,025,969
Go Daddy Operating Co. LLC/GD Finance Co. Inc.
3.50%, 03/01/29 (Call 03/01/24)(a)	6,539	5,489,167
5.25%, 12/01/27 (Call 12/01/23)(a)	4,574	4,286,442
GrubHub Holdings Inc., 5.50%, 07/01/27 (Call 11/13/23)(a)(b)	4,137	3,043,177
ION Trading Technologies Sarl, 5.75%, 05/15/28 (Call 05/15/24)(a)	3,350	2,780,500
Match Group Holdings II LLC
3.63%, 10/01/31 (Call 10/01/26)(a)(b)	4,158	3,191,265
4.13%, 08/01/30 (Call 05/01/25)(a)(b)	3,674	2,985,234
4.63%, 06/01/28 (Call 12/01/23)(a)(b)	3,677	3,301,542
5.00%, 12/15/27 (Call 12/01/23)(a)	3,357	3,096,278
5.63%, 02/15/29 (Call 02/15/24)(a)(b)	2,662	2,402,886
Millennium Escrow Corp., 6.63%, 08/01/26 (Call 12/01/23)(a)	6,336	4,703,726
Newfold Digital Holdings Group Inc.
6.00%, 02/15/29 (Call 02/15/24)(a)(b)	4,776	3,138,063
11.75%, 10/15/28 (Call 10/15/25)(a)	1,910	1,929,291
Northwest Fiber LLC/Northwest Fiber Finance Sub Inc.
4.75%, 04/30/27 (Call 12/01/23)(a)	2,615	2,333,888
6.00%, 02/15/28 (Call 02/15/24)(a)	2,332	1,923,900
10.75%, 06/01/28 (Call 12/01/23)(a)(b)	1,899	1,810,208
NortonLifeLock Inc.
6.75%, 09/30/27 (Call 09/30/24)(a)	7,007	6,820,550
7.13%, 09/30/30 (Call 09/30/25)(a)(b)	4,919	4,785,453
Rakuten Group Inc.
5.13%, (Call 04/22/26), (5-year CMT + 4.578%)(a)(b)(d)(e)	5,855	4,174,363
6.25%, (Call 04/22/31), (5-year CMT + 4.956%)(a)(b)(d)(e)	7,635	4,665,994
10.25%, 11/30/24 (Call 11/28/23)(a)(b)	7,275	7,347,847
Shutterfly Finance LLC, 8.50%, 10/01/27 (Call 06/09/25), (4.25% PIK)(a)(b)(c)	4,958	3,321,927
TripAdvisor Inc., 7.00%, 07/15/25 (Call 11/13/23)(a)(b)	3,547	3,511,533
Uber Technologies Inc.
4.50%, 08/15/29 (Call 08/15/24)(a)(b)	11,632	10,258,664
6.25%, 01/15/28 (Call 11/13/23)(a)(b)	3,758	3,617,075
7.50%, 05/15/25 (Call 12/01/23)(a)	7,686	7,695,539
7.50%, 09/15/27 (Call 11/21/23)(a)	9,067	9,089,776
Ziff Davis Inc., 4.63%, 10/15/30 (Call 10/15/25)(a)(b)	3,639	3,046,639

		162,189,227

Iron & Steel — 0.9%
Allegheny Technologies Inc.
4.88%, 10/01/29 (Call 10/01/24)	2,444	2,081,355
5.13%, 10/01/31 (Call 10/01/26)	2,736	2,257,200
5.88%, 12/01/27 (Call 12/01/23)(b)	2,607	2,418,696
ATI Inc., 7.25%, 08/15/30 (Call 08/15/26)	3,235	3,114,270
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 07/15/26 (Call 12/01/23)(a)	4,365	4,195,752
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29 (Call 12/01/23)(a)(b)	5,709	5,639,236
Carpenter Technology Corp.
6.38%, 07/15/28 (Call 12/01/23)(b)	2,992	2,845,960
7.63%, 03/15/30 (Call 03/15/25)(b)	2,515	2,482,807

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2023	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Iron & Steel (continued)
Cleveland-Cliffs Inc.
4.63%, 03/01/29 (Call 03/01/24)(a)	$2,765	$2,383,160
4.88%, 03/01/31 (Call 03/01/26)(a)(b)	2,250	1,855,840
5.88%, 06/01/27 (Call 12/01/23)(b)	4,266	4,064,546
6.75%, 03/15/26 (Call 12/01/23)(a)	6,345	6,308,688
6.75%, 04/15/30 (Call 04/15/26)(a)(b)	5,995	5,558,501
Commercial Metals Co.
3.88%, 02/15/31 (Call 02/15/26)(b)	2,078	1,684,459
4.13%, 01/15/30 (Call 01/15/25)(b)	2,322	1,959,680
4.38%, 03/15/32 (Call 03/15/27)(b)	2,200	1,769,259
Infrabuild Australia Pty Ltd., 12.00%, 10/01/24 (Call 12/01/23)(a)(b)	2,183	2,155,713
Mineral Resources Ltd.
8.00%, 11/01/27 (Call 11/01/24)(a)	4,765	4,604,372
8.13%, 05/01/27 (Call 12/01/23)(a)	5,258	5,115,248
8.50%, 05/01/30 (Call 05/01/25)(a)	5,126	4,907,687
9.25%, 10/01/28 (Call 10/01/25)(a)	8,510	8,510,000
TMS International Corp./DE, 6.25%, 04/15/29 (Call 04/15/24)(a)(b)	2,649	2,089,935
U.S. Steel Corp.
6.65%, 06/01/37(b)	2,087	1,988,026
6.88%, 03/01/29 (Call 03/01/24)(b)	3,546	3,444,995

		83,435,385

Leisure Time — 2.8%
Acushnet Co., 7.38%, 10/15/28 (Call 10/15/25)(a)(b)	2,665	2,669,850
Carnival Corp.
4.00%, 08/01/28 (Call 05/01/28)(a)(b)	18,924	16,460,470
5.75%, 03/01/27 (Call 12/01/26)(a)	24,610	21,973,334
6.00%, 05/01/29 (Call 11/01/24)(a)(b)	15,585	13,166,154
7.00%, 08/15/29 (Call 08/15/26)(a)(b)	3,900	3,824,107
7.63%, 03/01/26 (Call 03/01/24)(a)(b)	10,970	10,667,148
9.88%, 08/01/27 (Call 02/01/24)(a)(b)	5,851	6,098,497
10.50%, 06/01/30 (Call 06/01/25)(a)(b)	7,604	7,715,193
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/28 (Call 05/01/25)(a)(b)	15,525	16,552,975
Constellation Merger Sub Inc., 8.50%, 09/15/25 (Call 12/01/23)(a)(b)	2,984	2,528,642
Life Time Inc.
5.75%, 01/15/26 (Call 12/01/23)(a)	7,318	7,086,664
8.00%, 04/15/26 (Call 12/01/23)(a)(b)	4,237	4,131,075
Lindblad Expeditions Holdings Inc., 9.00%, 05/15/28 (Call 05/15/25)(a)(b)	1,900	1,827,707
Lindblad Expeditions LLC, 6.75%, 02/15/27 (Call 02/15/24)(a)(b)	2,673	2,435,985
MajorDrive Holdings IV LLC, 6.38%, 06/01/29 (Call 06/01/24)(a)(b)	3,880	3,007,000
NCL Corp. Ltd.
3.63%, 12/15/24 (Call 11/14/23)(a)(b)	4,129	3,905,875
5.88%, 03/15/26 (Call 12/15/25)(a)(b)	10,930	9,809,675
5.88%, 02/15/27 (Call 02/15/24)(a)	7,675	7,064,600
7.75%, 02/15/29 (Call 11/15/28)(a)(b)	4,723	4,122,186
8.13%, 01/15/29 (Call 01/15/26)(a)	6,040	5,901,044
8.38%, 02/01/28 (Call 02/01/25)(a)	4,712	4,668,032
NCL Finance Ltd., 6.13%, 03/15/28 (Call 12/15/27)(a)(b)	4,007	3,350,801
Royal Caribbean Cruises Ltd.
3.70%, 03/15/28 (Call 12/15/27)(b)	3,641	3,103,134
4.25%, 07/01/26 (Call 01/01/26)(a)(b)	5,342	4,912,506
5.38%, 07/15/27 (Call 10/15/26)(a)(b)	7,506	6,917,347
5.50%, 08/31/26 (Call 02/28/26)(a)	8,334	7,864,629

Security	Par (000)	Value

Leisure Time (continued)
5.50%, 04/01/28 (Call 10/01/27)(a)	$11,425	$10,417,905
7.25%, 01/15/30 (Call 12/15/25)(a)(b)	5,187	5,116,842
7.50%, 10/15/27	2,212	2,178,721
8.25%, 01/15/29 (Call 04/01/25)(a)	7,515	7,703,789
9.25%, 01/15/29 (Call 04/01/25)(a)(b)	7,490	7,818,354
11.50%, 06/01/25 (Call 11/07/23)(a)(b)	3,815	4,031,852
11.63%, 08/15/27 (Call 08/15/24)(a)(b)	9,926	10,765,392
Viking Cruises Ltd.
5.88%, 09/15/27 (Call 12/01/23)(a)	6,466	5,825,219
6.25%, 05/15/25 (Call 12/01/23)(a)(b)	1,679	1,633,386
7.00%, 02/15/29 (Call 02/15/24)(a)(b)	3,697	3,345,785
9.13%, 07/15/31 (Call 07/15/26)(a)(b)	5,588	5,490,210
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29 (Call 02/15/24)(a)(b)	2,605	2,308,681
Vista Outdoor Inc., 4.50%, 03/15/29 (Call 03/15/24)(a)(b)	3,635	3,381,750
VOC Escrow Ltd., 5.00%, 02/15/28 (Call 12/01/23)(a)	5,130	4,608,908

		256,391,424

Lodging — 1.7%
Boyd Gaming Corp.
4.75%, 12/01/27 (Call 11/13/23)(b)	7,692	6,999,682
4.75%, 06/15/31 (Call 06/15/26)(a)	7,478	6,205,983
Full House Resorts Inc., 8.25%, 02/15/28 (Call 02/15/24)(a)(b)	3,128	2,633,870
Genting New York LLC, 3.30%, 02/15/26 (Call 01/15/26)(a)	3,946	3,521,373
Hilton Domestic Operating Co. Inc.
3.63%, 02/15/32 (Call 08/15/26)(a)	11,597	9,167,119
3.75%, 05/01/29 (Call 05/01/24)(a)	6,026	5,187,153
4.00%, 05/01/31 (Call 05/01/26)(a)	8,423	6,975,643
4.88%, 01/15/30 (Call 01/15/25)	7,566	6,792,193
5.38%, 05/01/25 (Call 11/13/23)(a)	3,629	3,567,495
5.75%, 05/01/28 (Call 12/01/23)(a)(b)	3,869	3,706,832
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc
4.88%, 07/01/31 (Call 07/01/26)(a)(b)	3,895	3,084,386
5.00%, 06/01/29 (Call 06/01/24)(a)	6,741	5,645,573
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27 (Call 11/16/23)(b)	4,477	4,222,403
Las Vegas Sands Corp.
2.90%, 06/25/25 (Call 05/25/25)	3,835	3,601,037
3.50%, 08/18/26 (Call 06/18/26)	7,845	7,181,631
3.90%, 08/08/29 (Call 05/08/29)(b)	6,162	5,320,242
Marriott Ownership Resorts Inc.
4.50%, 06/15/29 (Call 06/15/24)(a)(b)	4,162	3,420,082
4.75%, 01/15/28 (Call 12/01/23)(b)	2,876	2,472,852
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)(b)	3,196	2,970,010
4.75%, 10/15/28 (Call 07/15/28)(b)	5,846	5,101,125
5.50%, 04/15/27 (Call 01/15/27)	5,140	4,795,375
5.75%, 06/15/25 (Call 03/15/25)	5,171	5,056,580
6.75%, 05/01/25 (Call 12/01/23)	5,469	5,439,418
Station Casinos LLC
4.50%, 02/15/28 (Call 12/01/23)(a)	5,203	4,493,446
4.63%, 12/01/31 (Call 06/01/31)(a)(b)	4,385	3,462,221
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 5.88%, 05/15/25 (Call 12/01/23)(a)	1,702	1,629,733

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Lodging (continued)
Travel + Leisure Co.
4.50%, 12/01/29 (Call 09/01/29)(a)(b)	$4,805	$3,960,209
4.63%, 03/01/30 (Call 12/01/29)(a)(b)	2,656	2,174,321
6.00%, 04/01/27 (Call 01/01/27)	2,952	2,757,153
6.60%, 10/01/25 (Call 07/01/25)	2,458	2,404,038
6.63%, 07/31/26 (Call 04/30/26)(a)	5,210	5,083,605
Wyndham Hotels & Resorts Inc., 4.38%, 08/15/28 (Call 12/01/23)(a)	4,070	3,591,978
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.25%, 05/15/27 (Call 02/15/27)(a)	7,125	6,581,857
5.50%, 03/01/25 (Call 12/01/24)(a)	7,021	6,893,108

		156,099,726

Machinery — 0.8%
ATS Automation Tooling Systems Inc., 4.13%, 12/15/28 (Call 12/15/23)(a)(b)	2,602	2,234,467
BWX Technologies Inc.
4.13%, 06/30/28 (Call 12/01/23)(a)(b)	3,436	3,023,628
4.13%, 04/15/29 (Call 04/15/24)(a)(b)	2,970	2,539,350
Chart Industries Inc.
7.50%, 01/01/30 (Call 01/01/26)(a)(b)	11,265	11,062,066
9.50%, 01/01/31 (Call 01/01/26)(a)(b)	3,925	4,042,612
GrafTech Finance Inc., 4.63%, 12/15/28 (Call 12/15/23)(a)(b)	4,023	2,949,020
GrafTech Global Enterprises Inc., 9.88%, 12/15/28 (Call 12/15/25)(a)(b)	3,535	3,165,550
Husky III Holding Ltd. , 13.00%, 02/15/25 (Call 11/13/23), (13.75% PIK)(a)(b)(c)	3,228	3,106,950
Manitowoc Co. Inc. (The), 9.00%, 04/01/26 (Call 11/16/23)(a)(b)	2,518	2,468,159
Mueller Water Products Inc., 4.00%, 06/15/29 (Call 06/15/24)(a)	3,383	2,892,465
OT Merger Corp., 7.88%, 10/15/29 (Call 10/15/24)(a)	2,302	1,369,690
SPX FLOW Inc., 8.75%, 04/01/30 (Call 04/01/25)(a)(b)	4,164	3,817,597
Terex Corp., 5.00%, 05/15/29 (Call 05/15/24)(a)	4,729	4,139,514
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26 (Call 12/01/23)(a)	4,859	4,519,417
TK Elevator Holdco GmbH, 7.63%, 07/15/28 (Call 12/01/23)(a)	3,001	2,706,604
TK Elevator U.S. Newco Inc., 5.25%, 07/15/27 (Call 12/01/23)(a)	12,016	10,939,934
Vertiv Group Corp., 4.13%, 11/15/28 (Call 11/15/24)(a)(b)	6,625	5,790,282

		70,767,305

Machinery - Diversified — 0.0%
Maxim Crane Works Holdings Capital LLC, 11.50%, 09/01/28 (Call 09/01/25)	4,105	4,006,069

Manufacturing — 0.4%
Amsted Industries Inc.
4.63%, 05/15/30 (Call 05/15/25)(a)	3,026	2,441,182
5.63%, 07/01/27 (Call 12/01/23)(a)	3,250	2,990,604
Calderys Financing LLC, 11.25%, 06/01/28 (Call 06/01/25)(a)	4,128	4,164,120
EnPro Industries Inc., 5.75%, 10/15/26 (Call 12/01/23)	2,734	2,589,884
FXI Holdings Inc.
12.25%, 11/15/26 (Call 11/16/23)(a)	3,810	3,162,300
12.25%, 11/15/26 (Call 12/01/23)(a)	5,900	4,884,049

Security	Par (000)	Value

Manufacturing (continued)
Gates Global LLC/Gates Corp., 6.25%, 01/15/26 (Call 12/01/23)(a)(b)	$4,360	$4,270,184
Hillenbrand Inc.
3.75%, 03/01/31 (Call 03/01/26)	2,671	2,086,002
5.00%, 09/15/26 (Call 07/15/26)	2,948	2,827,309
5.75%, 06/15/25 (Call 11/13/23)	2,676	2,622,302
LSB Industries Inc., 6.25%, 10/15/28 (Call 10/15/24)(a)(b)	4,275	3,792,403
Trinity Industries Inc., 7.75%, 07/15/28 (Call 07/15/25)(a)	3,015	2,977,313

		38,807,652

Media — 8.0%
Altice Financing SA
5.00%, 01/15/28 (Call 12/01/23)(a)(b)	9,081	7,385,275
5.75%, 08/15/29 (Call 08/15/24)(a)	16,011	12,381,431
AMC Networks Inc.
4.25%, 02/15/29 (Call 02/15/24)(b)	7,629	4,687,179
4.75%, 08/01/25 (Call 12/01/23)(b)	6,284	5,723,514
Audacy Capital Corp.
6.50%, 05/01/27 (Call 11/16/23)(a)	2,719	33,987
6.75%, 03/31/29 (Call 03/31/24)(a)	2,981	37,262
Beasley Mezzanine Holdings LLC, 8.63%, 02/01/26 (Call 12/01/23)(a)	2,053	1,354,980
Block Communications Inc., 4.88%, 03/01/28 (Call 12/01/23)(a)(b)	2,772	2,276,117
Cable One Inc., 4.00%, 11/15/30 (Call 11/15/25)(a)(b)	5,401	4,023,745
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25%, 02/01/31 (Call 07/01/25)(a)(b)	23,050	17,937,459
4.25%, 01/15/34 (Call 01/15/28)(a)	15,480	11,181,246
4.50%, 08/15/30 (Call 02/15/25)(a)	21,228	17,021,360
4.50%, 05/01/32 (Call 05/01/26)	22,326	17,090,482
4.50%, 06/01/33 (Call 06/01/27)(a)	13,532	10,094,405
4.75%, 03/01/30 (Call 09/01/24)(a)	23,480	19,369,189
4.75%, 02/01/32 (Call 02/01/27)(a)	9,235	7,208,472
5.00%, 02/01/28 (Call 11/16/23)(a)	19,460	17,473,859
5.13%, 05/01/27 (Call 12/01/23)(a)	24,958	22,978,748
5.38%, 06/01/29 (Call 06/01/24)(a)	11,350	9,934,423
5.50%, 05/01/26 (Call 12/01/23)(a)	5,972	5,695,240
6.38%, 09/01/29 (Call 09/01/25)(a)(b)	11,347	10,384,752
7.38%, 03/01/31 (Call 03/01/26)(a)(b)	8,390	7,928,725
CSC Holdings LLC
3.38%, 02/15/31 (Call 02/15/26)(a)	7,675	4,908,733
4.13%, 12/01/30 (Call 12/01/25)(a)	8,318	5,572,745
4.50%, 11/15/31 (Call 11/15/26)(a)	11,725	7,743,831
4.63%, 12/01/30 (Call 12/01/25)(a)(b)	18,060	9,158,621
5.00%, 11/15/31 (Call 11/15/26)(a)(b)	3,805	1,945,647
5.38%, 02/01/28 (Call 12/01/23)(a)	7,510	5,980,478
5.50%, 04/15/27 (Call 12/01/23)(a)	9,861	8,240,154
5.75%, 01/15/30 (Call 01/15/25)(a)	17,390	9,097,919
6.50%, 02/01/29 (Call 02/01/24)(a)	13,627	10,774,753
7.50%, 04/01/28 (Call 11/13/23)(a)(b)	8,198	5,254,328
11.25%, 05/15/28 (Call 05/15/25)(a)(b)	8,270	7,888,047
Cumulus Media New Holdings Inc., 6.75%, 07/01/26 (Call 12/01/23)(a)(b)	2,924	2,090,660
Directv Financing LLC/Directv Financing Co-Obligor Inc., 5.88%, 08/15/27 (Call 12/01/23)(a)	29,052	25,456,379
DISH DBS Corp.
5.25%, 12/01/26 (Call 06/01/26)(a)	21,323	17,200,214
5.75%, 12/01/28 (Call 12/01/27)(a)	19,341	14,046,401

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) October 31, 2023	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
5.88%, 11/15/24(b)	$15,207	$13,952,662
7.38%, 07/01/28 (Call 11/13/23)	7,769	4,387,448
7.75%, 07/01/26	15,563	10,428,313
5.13%, 06/01/29(b)	11,668	6,009,020
DISH Network Corp., 11.75%, 11/15/27 (Call 05/15/25)(a)	26,976	26,721,347
Gannett Holdings LLC, 6.00%, 11/01/26 (Call 12/01/23)(a)(b)	2,794	2,346,960
GCI LLC, 4.75%, 10/15/28 (Call 11/16/23)(a)	4,649	3,989,307
Gray Escrow II Inc., 5.38%, 11/15/31 (Call 11/15/26)(a)(b)	10,459	6,591,799
Gray Television Inc.
4.75%, 10/15/30 (Call 10/15/25)(a)(b)	6,186	3,966,080
5.88%, 07/15/26 (Call 12/01/23)(a)(b)	5,436	4,840,939
7.00%, 05/15/27 (Call 11/13/23)(a)(b)	5,552	4,707,652
iHeartCommunications Inc.
4.75%, 01/15/28 (Call 12/01/23)(a)(b)	3,754	2,654,009
5.25%, 08/15/27 (Call 11/16/23)(a)(b)	5,801	4,251,797
6.38%, 05/01/26 (Call 11/16/23)(b)	6,013	4,901,220
8.38%, 05/01/27 (Call 11/16/23)(b)	7,185	4,404,233
LCPR Senior Secured Financing DAC
5.13%, 07/15/29 (Call 07/15/24)(a)	6,995	5,447,885
6.75%, 10/15/27 (Call 12/01/23)(a)	8,677	7,852,685
Liberty Interactive LLC
8.25%, 02/01/30	3,665	940,160
8.50%, 07/15/29	2,062	542,203
McGraw-Hill Education Inc.
5.75%, 08/01/28 (Call 08/01/24)(a)	6,858	5,779,922
8.00%, 08/01/29 (Call 08/01/24)(a)(b)	4,697	3,870,140
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27 (Call 11/16/23)(a)	2,782	2,524,665
News Corp.
3.88%, 05/15/29 (Call 05/15/24)(a)	7,977	6,828,152
5.13%, 02/15/32 (Call 02/15/27)(a)	3,680	3,177,864
Nexstar Media Inc.
4.75%, 11/01/28 (Call 11/13/23)(a)(b)	7,454	6,260,537
5.63%, 07/15/27 (Call 11/13/23)(a)	13,717	12,344,758
Paramount Global
6.25%, 02/28/57 (Call 02/28/27), (3-mo. LIBOR US + 3.899%)(d)	4,976	3,570,280
6.38%, 03/30/62 (Call 03/30/27), (5-year CMT + 3.999%)(b)(d)	7,616	5,604,919
Radiate Holdco LLC/Radiate Finance Inc.
4.50%, 09/15/26 (Call 12/01/23)(a)	6,829	5,221,720
6.50%, 09/15/28 (Call 12/01/23)(a)	7,387	3,656,565
Scripps Escrow II Inc.
3.88%, 01/15/29 (Call 01/15/24)(a)(b)	4,256	3,230,815
5.38%, 01/15/31 (Call 01/15/26)(a)(b)	3,052	1,895,048
Scripps Escrow Inc., 5.88%, 07/15/27 (Call 12/01/23)(a)(b)	3,104	2,320,240
Sinclair Television Group Inc.
4.13%, 12/01/30 (Call 12/01/25)(a)	5,718	3,613,147
5.13%, 02/15/27 (Call 11/16/23)(a)(b)	2,054	1,612,390
5.50%, 03/01/30 (Call 12/01/24)(a)(b)	3,767	2,045,104
Sirius XM Radio Inc.
3.13%, 09/01/26 (Call 12/01/23)(a)(b)	7,474	6,702,459
3.88%, 09/01/31 (Call 09/01/26)(a)(b)	11,673	8,791,955
4.00%, 07/15/28 (Call 07/15/24)(a)	15,244	12,963,989
4.13%, 07/01/30 (Call 07/01/25)(a)	11,713	9,300,298
5.00%, 08/01/27 (Call 12/01/23)(a)	11,155	10,228,019

Security	Par (000)	Value

Media (continued)
5.50%, 07/01/29 (Call 07/01/24)(a)(b)	$9,762	$8,649,852
Spanish Broadcasting System Inc., 9.75%, 03/01/26 (Call 11/13/23)(a)	2,497	1,535,655
TEGNA Inc.
4.63%, 03/15/28 (Call 12/01/23)(b)	7,438	6,415,275
4.75%, 03/15/26 (Call 12/01/23)(a)	4,346	4,055,395
5.00%, 09/15/29 (Call 09/15/24)	8,568	7,175,700
Townsquare Media Inc., 6.88%, 02/01/26 (Call 12/01/23)(a)(b)	3,784	3,498,149
Univision Communications Inc.
4.50%, 05/01/29 (Call 05/01/24)(a)(b)	8,029	6,382,364
5.13%, 02/15/25 (Call 11/13/23)(a)	7,574	7,395,822
6.63%, 06/01/27 (Call 11/13/23)(a)	11,559	10,557,951
7.38%, 06/30/30 (Call 06/30/25)(a)(b)	6,948	6,117,772
8.00%, 08/15/28 (Call 08/15/25)(a)(b)	3,815	3,602,587
UPC Broadband Finco BV, 4.88%, 07/15/31 (Call 07/15/26)(a)	9,809	7,831,702
UPC Holding BV, 5.50%, 01/15/28 (Call 11/13/23)(a)(b)	3,315	2,892,337
Urban One Inc., 7.38%, 02/01/28 (Call 02/01/24)(a)	5,520	4,538,657
Videotron Ltd.
3.63%, 06/15/29 (Call 06/15/24)(a)(b)	3,914	3,298,719
5.13%, 04/15/27 (Call 12/01/23)(a)	4,408	4,102,526
Virgin Media Finance PLC, 5.00%, 07/15/30 (Call 07/15/25)(a)(b)	7,225	5,680,176
Virgin Media Secured Finance PLC
4.50%, 08/15/30 (Call 08/15/25)(a)(b)	6,935	5,718,324
5.50%, 05/15/29 (Call 05/15/24)(a)	11,506	10,188,532
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28 (Call 12/01/23)(a)	4,110	3,489,659
VZ Secured Financing BV, 5.00%, 01/15/32 (Call 01/15/27)(a)	11,877	9,011,377
Ziggo Bond Co. BV
5.13%, 02/28/30 (Call 02/15/25)(a)	3,865	2,816,017
6.00%, 01/15/27 (Call 12/01/23)(a)(b)	4,853	4,446,172
Ziggo BV, 4.88%, 01/15/30 (Call 10/15/24)(a)(b)	7,694	6,142,878

		723,583,063

Metal Fabricate & Hardware — 0.1%
Advanced Drainage Systems Inc.
5.00%, 09/30/27 (Call 11/16/23)(a)(b)	2,599	2,423,567
6.38%, 06/15/30 (Call 07/15/25)(a)(b)	3,727	3,518,917
Park-Ohio Industries Inc., 6.63%, 04/15/27 (Call 12/01/23)(b)	2,621	2,273,718
Roller Bearing Co of America Inc., 4.38%, 10/15/29 (Call 10/15/24)(a)(b)	3,748	3,178,341

		11,394,543

Mining — 1.1%
Arsenal AIC Parent LLC, 8.00%, 10/01/30 (Call 10/01/26)(a)(b)	5,460	5,391,750
Century Aluminum Co., 7.50%, 04/01/28 (Call 04/01/24)(a)(b)	1,927	1,818,245
Coeur Mining Inc., 5.13%, 02/15/29 (Call 02/15/24)(a)(b)	2,553	2,125,372
Compass Minerals International Inc., 6.75%, 12/01/27 (Call 11/13/23)(a)(b)	4,010	3,777,219
Constellium SE
3.75%, 04/15/29 (Call 04/15/24)(a)(b)	4,120	3,391,549
5.63%, 06/15/28 (Call 11/13/23)(a)(b)	2,590	2,367,486
5.88%, 02/15/26 (Call 12/01/23)(a)	1,873	1,795,130

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mining (continued)
Eldorado Gold Corp., 6.25%, 09/01/29 (Call 09/01/24)(a)(b)	$3,785	$3,245,598
FMG Resources August 2006 Pty Ltd.
4.38%, 04/01/31 (Call 01/01/31)(a)	11,861	9,559,014
4.50%, 09/15/27 (Call 06/15/27)(a)	4,722	4,251,736
FMG Resources August Pty. Ltd.
5.88%, 04/15/30 (Call 01/15/30)(a)	5,328	4,781,338
6.13%, 04/15/32 (Call 01/15/32)(a)	6,005	5,300,187
Hecla Mining Co., 7.25%, 02/15/28 (Call 11/16/23)(b)	3,665	3,499,164
Hudbay Minerals Inc.
4.50%, 04/01/26 (Call 12/01/23)(a)(b)	4,539	4,224,513
6.13%, 04/01/29 (Call 04/01/24)(a)(b)	4,804	4,298,655
IAMGOLD Corp., 5.75%, 10/15/28 (Call 12/01/23)(a)(b)	3,304	2,602,660
JW Aluminum Continuous Cast Co., 10.25%, 06/01/26 (Call 11/16/23)(a)	2,030	2,012,237
Kaiser Aluminum Corp.
4.50%, 06/01/31 (Call 06/01/26)(a)(b)	4,291	3,170,637
4.63%, 03/01/28 (Call 12/01/23)(a)(b)	3,778	3,148,085
New Gold Inc., 7.50%, 07/15/27 (Call 12/01/23)(a)(b)	2,820	2,646,091
Novelis Corp.
3.25%, 11/15/26 (Call 12/01/23)(a)	5,795	5,158,372
3.88%, 08/15/31 (Call 08/15/26)(a)(b)	5,752	4,492,313
4.75%, 01/30/30 (Call 01/30/25)(a)	12,522	10,624,596
Perenti Finance Pty Ltd., 6.50%, 10/07/25 (Call 12/01/23)(a)(b)	3,340	3,252,325
Taseko Mines Ltd., 7.00%, 02/15/26 (Call 12/01/23)(a)(b)	3,001	2,722,224

		99,656,496

Office & Business Equipment — 0.2%
Pitney Bowes Inc.
6.88%, 03/15/27 (Call 03/15/24)(a)(b)	2,880	2,383,978
7.25%, 03/15/29 (Call 03/15/24)(a)(b)	2,733	2,049,750
Xerox Corp.
4.80%, 03/01/35	1,967	1,193,256
6.75%, 12/15/39	2,576	1,676,867
Xerox Holdings Corp.
5.00%, 08/15/25 (Call 07/15/25)(a)	5,895	5,423,059
5.50%, 08/15/28 (Call 07/15/28)(a)	5,777	4,461,830

		17,188,740

Office Furnishings — 0.1%
Interface Inc., 5.50%, 12/01/28 (Call 12/01/23)(a)(b)	2,319	1,949,607
Steelcase Inc., 5.13%, 01/18/29 (Call 10/18/28)(b)	3,613	3,183,768

		5,133,375

Oil & Gas — 6.2%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26 (Call 12/01/23)(a)	5,994	5,954,080
Antero Resources Corp.
5.38%, 03/01/30 (Call 03/01/25)(a)	4,495	4,101,777
7.63%, 02/01/29 (Call 02/01/24)(a)	3,357	3,398,905
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
5.88%, 06/30/29 (Call 09/01/24)(a)(b)	3,044	2,689,087
7.00%, 11/01/26 (Call 12/01/23)(a)(b)	4,200	4,055,893
8.25%, 12/31/28 (Call 02/01/24)(a)(b)	3,842	3,814,984
9.00%, 11/01/27 (Call 11/01/26)(a)(b)	1,519	1,917,738

Security	Par (000)	Value

Oil & Gas (continued)
Baytex Energy Corp.
8.50%, 04/30/30 (Call 04/30/26)(a)	$6,189	$6,129,875
8.75%, 04/01/27 (Call 12/01/23)(a)(b)	3,314	3,340,088
Berry Petroleum Co. LLC, 7.00%, 02/15/26 (Call 12/01/23)(a)	3,170	3,043,200
California Resources Corp., 7.13%, 02/01/26 (Call 12/01/23)(a)(b)	4,270	4,286,013
Callon Petroleum Co.
6.38%, 07/01/26 (Call 12/01/23)(b)	2,591	2,530,329
7.50%, 06/15/30 (Call 06/15/25)(a)(b)	5,174	5,011,349
8.00%, 08/01/28 (Call 08/01/24)(a)(b)	5,177	5,115,738
Calumet Specialty Products Partners LP/Calumet Finance Corp.
8.13%, 01/15/27 (Call 01/15/24)(a)(b)	2,775	2,591,422
9.75%, 07/15/28 (Call 07/15/25)(a)(b)	2,760	2,576,109
11.00%, 04/15/25 (Call 12/01/23)(a)(b)	3,158	3,163,719
Centennial Resource Production LLC, 6.88%, 04/01/27 (Call 12/01/23)(a)(b)	2,687	2,636,323
Chesapeake Energy Corp.
5.50%, 02/01/26 (Call 12/01/23)(a)	4,163	4,041,351
5.88%, 02/01/29 (Call 02/05/24)(a)	3,849	3,623,877
6.75%, 04/15/29 (Call 04/15/24)(a)(b)	7,156	7,001,837
CITGO Petroleum Corp.
6.38%, 06/15/26 (Call 12/01/23)(a)	5,208	5,116,634
7.00%, 06/15/25 (Call 12/01/23)(a)(b)	8,185	8,042,787
8.38%, 01/15/29 (Call 10/15/25)(a)	8,520	8,437,881
Civitas Resources Inc.
5.00%, 10/15/26 (Call 12/01/23)(a)	3,195	2,989,452
8.38%, 07/01/28 (Call 07/01/25)(a)	10,929	10,996,335
8.63%, 11/01/30 (Call 11/01/26)(a)	3,315	3,374,093
8.75%, 07/01/31 (Call 07/01/26)(a)	11,099	11,201,850
CNX Resources Corp.
6.00%, 01/15/29 (Call 01/15/24)(a)(b)	3,748	3,436,752
7.25%, 03/14/27 (Call 12/01/23)(a)(b)	2,742	2,698,467
7.38%, 01/15/31 (Call 01/15/26)(a)(b)	3,734	3,567,747
Colgate Energy Partners III LLC, 5.88%, 07/01/29 (Call 07/01/24)(a)	5,220	4,858,416
Comstock Resources Inc.
5.88%, 01/15/30 (Call 01/15/25)(a)	7,432	6,354,435
6.75%, 03/01/29 (Call 03/01/24)(a)	9,337	8,496,878
Crescent Energy Finance LLC, 9.25%, 02/15/28 (Call 02/15/25)(a)	6,295	6,340,079
CrownRock LP/CrownRock Finance Inc.
5.00%, 05/01/29 (Call 05/01/24)(a)(b)	3,467	3,270,074
5.63%, 10/15/25 (Call 12/01/23)(a)	6,917	6,803,371
CVR Energy Inc.
5.25%, 02/15/25 (Call 11/16/23)(a)	4,388	4,304,496
5.75%, 02/15/28 (Call 11/16/23)(a)	3,126	2,808,586
Diamond Foreign Asset Co./Diamond Finance LLC, 8.50%, 10/01/30 (Call 10/01/26)(a)(b)	4,695	4,576,237
Earthstone Energy Holdings LLC
8.00%, 04/15/27 (Call 04/15/24)(a)	4,175	4,235,350
9.88%, 07/15/31 (Call 07/15/26)(a)	3,812	4,105,108
Encino Acquisition Partners Holdings LLC, 8.50%, 05/01/28 (Call 05/01/24)(a)(b)	5,924	5,775,900
Endeavor Energy Resources LP/EER Finance Inc., 5.75%, 01/30/28 (Call 12/01/23)(a)	6,884	6,603,752
Energean PLC, 6.50%, 04/30/27 (Call 12/01/23)(a)(b)	3,393	2,822,637

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) October 31, 2023	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
EnQuest PLC, 11.63%, 11/01/27 (Call 11/01/24)(a)(b)	$2,275	$2,138,945
Global Marine Inc., 7.00%, 06/01/28	2,242	1,877,675
Gran Tierra Energy Inc., 9.50%, 10/15/29 (Call 10/15/26)(a)(b)	2,685	2,306,173
Greenfire Resources Ltd., 12.00%, 10/01/28 (Call 10/01/25)(a)(b)	2,575	2,562,125
Gulfport Energy Operating Corp., 8.00%, 05/17/26 (Call 05/17/24)(a)(b)	3,625	3,618,596
Harbour Energy PLC, 5.50%, 10/15/26 (Call 12/01/23)(a)	3,691	3,419,016
Hilcorp Energy I LP/Hilcorp Finance Co.
5.75%, 02/01/29 (Call 02/01/24)(a)	4,788	4,310,541
6.00%, 04/15/30 (Call 04/15/25)(a)	3,913	3,473,884
6.00%, 02/01/31 (Call 02/01/26)(a)(b)	4,965	4,349,208
6.25%, 11/01/28 (Call 12/01/23)(a)	4,573	4,275,493
6.25%, 04/15/32 (Call 05/15/27)(a)	3,897	3,403,256
Independence Energy Finance LLC, 7.25%, 05/01/26 (Call 12/01/23)(a)	5,377	5,205,474
Ithaca Energy North Sea PLC, 9.00%, 07/15/26 (Call 12/01/23)(a)(b)	4,889	4,693,587
Laredo Petroleum Inc.
7.75%, 07/31/29 (Call 07/31/24)(a)(b)	2,211	2,001,964
9.50%, 01/15/25 (Call 12/01/23)	3,223	3,238,019
10.13%, 01/15/28 (Call 12/01/23)	5,565	5,579,667
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26 (Call 11/13/23)(a)	3,357	3,222,720
Matador Resources Co.
5.88%, 09/15/26 (Call 11/16/23)(b)	5,609	5,404,798
6.88%, 04/15/28 (Call 04/15/25)(a)(b)	3,880	3,802,315
MEG Energy Corp.
5.88%, 02/01/29 (Call 02/01/24)(a)	4,611	4,308,904
7.13%, 02/01/27 (Call 12/01/23)(a)(b)	2,639	2,657,951
Moss Creek Resources Holdings Inc.
7.50%, 01/15/26 (Call 12/01/23)(a)	5,154	4,923,131
10.50%, 05/15/27 (Call 12/01/23)(a)	3,095	3,060,012
Murphy Oil Corp.
5.88%, 12/01/27 (Call 11/16/23)(b)	4,119	3,960,836
5.88%, 12/01/42 (Call 06/01/42)	2,401	1,844,694
6.38%, 07/15/28 (Call 07/15/24)	3,324	3,219,182
7.05%, 05/01/29(b)	2,130	2,088,530
Nabors Industries Inc.
5.75%, 02/01/25 (Call 11/01/24)	3,471	3,366,870
7.38%, 05/15/27 (Call 05/15/24)(a)(b)	5,325	4,950,703
Nabors Industries Ltd.
7.25%, 01/15/26 (Call 12/01/23)(a)	4,564	4,287,741
7.50%, 01/15/28 (Call 12/01/23)(a)(b)	2,899	2,560,397
Neptune Energy Bondco PLC, 6.63%, 05/15/25 (Call 12/01/23)(a)	6,230	6,167,224
Noble Finance II LLC, 8.00%, 04/15/30 (Call 04/15/26)(a)(b)	4,458	4,455,276
Northern Oil and Gas Inc.
8.13%, 03/01/28 (Call 03/01/24)(a)	5,246	5,180,582
8.75%, 06/15/31 (Call 06/15/26)(a)	3,690	3,671,360
Oasis Petroleum Inc., 6.38%, 06/01/26 (Call 12/01/23)(a)(b)	3,115	3,058,120
Parkland Corp.
4.50%, 10/01/29 (Call 10/01/24)(a)	5,977	5,140,818
4.63%, 05/01/30 (Call 05/01/25)(a)(b)	6,195	5,281,238
5.88%, 07/15/27 (Call 12/01/23)(a)	3,770	3,609,603

Security	Par (000)	Value

Oil & Gas (continued)
PBF Holding Co. LLC/PBF Finance Corp.
6.00%, 02/15/28 (Call 12/01/23)(b)	$6,742	$6,197,936
7.88%, 09/15/30 (Call 09/15/26)(a)(b)	3,990	3,850,385
PDC Energy Inc., 5.75%, 05/15/26 (Call 12/01/23)	4,654	4,634,221
Permian Resources Operating LLC
5.38%, 01/15/26 (Call 12/01/23)(a)(b)	2,284	2,192,827
7.00%, 01/15/32 (Call 01/15/27)(a)(b)	3,805	3,688,540
7.75%, 02/15/26 (Call 02/15/24)(a)	2,303	2,300,933
Petrofac Ltd., 9.75%, 11/15/26 (Call 12/01/23)(a)	4,440	3,021,509
Precision Drilling Corp.
6.88%, 01/15/29 (Call 01/15/25)(a)(b)	3,235	2,995,297
7.13%, 01/15/26 (Call 11/16/23)(a)(b)	2,667	2,627,715
Range Resources Corp.
4.75%, 02/15/30 (Call 02/15/25)(a)(b)	4,140	3,676,941
4.88%, 05/15/25 (Call 02/15/25)	5,088	4,948,080
8.25%, 01/15/29 (Call 01/15/24)	4,646	4,744,674
Rockcliff Energy II LLC, 5.50%, 10/15/29 (Call 10/15/24)(a)	5,650	5,099,597
Seadrill Finance Ltd., 8.38%, 08/01/30 (Call 08/01/26)(a)(b)	4,585	4,586,467
Sitio Royalties Operating Partnership LP/Sitio Finance Corp., 7.88%, 11/01/28 (Call 11/01/25)	4,210	4,152,744
SM Energy Co.
5.63%, 06/01/25 (Call 12/01/23)	2,538	2,470,472
6.50%, 07/15/28 (Call 07/15/24)	2,975	2,864,077
6.63%, 01/15/27 (Call 12/01/23)(b)	3,031	2,945,323
6.75%, 09/15/26 (Call 12/01/23)	3,157	3,100,837
Southwestern Energy Co.
4.75%, 02/01/32 (Call 02/01/27)(b)	8,616	7,409,651
5.38%, 02/01/29 (Call 02/01/24)(b)	5,323	4,917,272
5.38%, 03/15/30 (Call 03/15/25)(b)	9,377	8,601,027
5.70%, 01/23/25 (Call 10/23/24)	2,797	2,763,335
8.38%, 09/15/28 (Call 11/16/23)(b)	2,372	2,449,161
Strathcona Resources Ltd., 6.88%, 08/01/26 (Call 12/01/23)(a)(b)	3,619	3,338,528
Sunoco LP/Sunoco Finance Corp.
4.50%, 05/15/29 (Call 05/15/24)	6,036	5,228,577
4.50%, 04/30/30 (Call 04/30/25)	6,521	5,569,744
5.88%, 03/15/28 (Call 12/01/23)	3,122	2,953,388
6.00%, 04/15/27 (Call 12/01/23)	4,203	4,047,037
7.00%, 09/15/28 (Call 09/15/25)(a)(b)	3,885	3,780,957
Talos Production Inc., 12.00%, 01/15/26 (Call 11/16/23)(b)	4,656	4,837,654
Teine Energy Ltd., 6.88%, 04/15/29 (Call 04/15/24)(a)(b)	3,065	2,838,956
Transocean Aquila Ltd., 8.00%, 09/30/28 (Call 09/30/25)(a)	3,015	2,970,860
Transocean Inc.
6.80%, 03/15/38(b)	4,653	3,321,311
7.25%, 11/01/25 (Call 11/14/23)(a)	2,780	2,712,641
7.50%, 01/15/26 (Call 11/14/23)(a)	4,305	4,123,587
7.50%, 04/15/31	3,091	2,497,528
8.00%, 02/01/27 (Call 11/13/23)(a)	4,595	4,313,051
8.75%, 02/15/30 (Call 02/15/26)(a)	8,941	8,915,023
11.50%, 01/30/27 (Call 11/13/23)(a)	5,284	5,498,689
Transocean Poseidon Ltd., 6.88%, 02/01/27 (Call 12/01/23)(a)	3,203	3,138,450

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Transocean Titan Financing Ltd., 8.38%, 02/01/28 (Call 02/01/25)(a)	$4,109	$4,125,641
Valaris Ltd., 8.38%, 04/30/30 (Call 04/30/26)(a)(b)	8,705	8,541,781
Vermilion Energy Inc.
5.63%, 03/15/25 (Call 12/01/23)(a)(b)	2,145	2,091,375
6.88%, 05/01/30 (Call 05/01/25)(a)(b)	2,947	2,749,197
Viper Energy Partners LP
5.38%, 11/01/27 (Call 12/01/23)(a)	3,175	3,009,106
7.38%, 11/01/31 (Call 11/01/26)(a)(b)	3,100	3,092,250
Vital Energy Inc., 9.75%, 10/15/30 (Call 10/15/26)	3,805	3,729,020
W&T Offshore Inc., 11.75%, 02/01/26 (Call 08/01/24)(a)	1,970	2,028,331

		554,609,342

Oil & Gas Services — 0.6%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%, 04/01/28 (Call 12/01/23)(a)	6,269	5,822,334
6.88%, 04/01/27 (Call 12/01/23)(a)	3,732	3,587,783
Bristow Group Inc., 6.88%, 03/01/28 (Call 03/01/24)(a)(b)	3,416	3,164,070
CGG SA, 8.75%, 04/01/27 (Call 04/01/24)(a)(b)	3,675	3,243,592
CSI Compressco LP/CSI Compressco Finance Inc., 7.50%, 04/01/25 (Call 12/01/23)(a)(b)	2,494	2,412,945
Enerflex Ltd., 9.00%, 10/15/27 (Call 10/15/24)(a)(b)	4,632	4,215,120
Oceaneering International Inc., 6.00%, 02/01/28 (Call 11/01/27)(b)	2,217	2,034,098
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26 (Call 12/01/23)	5,568	5,407,107
6.88%, 09/01/27 (Call 12/01/23)	5,500	5,269,591
Weatherford International Ltd.
6.50%, 09/15/28 (Call 09/15/24)(a)(b)	2,521	2,533,988
8.63%, 04/30/30 (Call 10/30/24)(a)(b)	11,988	12,113,622
Welltec International ApS, 8.25%, 10/15/26 (Call 11/13/23)(a)	2,131	2,152,310

		51,956,560

Packaging & Containers — 2.8%
ARD Finance SA, 6.50%, 06/30/27 (Call 12/01/23), (7.25% PIK)(a)(b)(c)	7,010	4,081,078
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
3.25%, 09/01/28 (Call 05/15/24)(a)	4,770	3,884,802
4.00%, 09/01/29 (Call 05/15/24)(a)(b)	8,229	6,172,320
6.00%, 06/15/27 (Call 06/15/24)(a)	4,586	4,333,855
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.13%, 08/15/26 (Call 11/13/23)(a)	9,561	8,437,582
5.25%, 04/30/25 (Call 12/04/23)(a)	5,161	4,971,954
5.25%, 08/15/27 (Call 12/01/23)(a)	6,313	4,588,789
5.25%, 08/15/27 (Call 12/01/23)(a)(b)	7,775	5,651,486
Ball Corp.
2.88%, 08/15/30 (Call 05/15/30)	10,172	7,934,692
3.13%, 09/15/31 (Call 06/15/31)(b)	6,315	4,888,620
4.88%, 03/15/26 (Call 12/15/25)(b)	5,846	5,614,165
5.25%, 07/01/25	7,419	7,303,240

Security	Par (000)	Value

Packaging & Containers (continued)
6.00%, 06/15/29 (Call 05/15/26)(b)	$7,790	$7,469,292
6.88%, 03/15/28 (Call 11/15/24)	5,960	5,942,344
Berry Global Inc.
4.50%, 02/15/26 (Call 12/01/23)(a)(b)	2,097	1,975,341
5.63%, 07/15/27 (Call 12/01/23)(a)(b)	4,008	3,825,745
Cascades Inc./Cascades USA Inc., 5.38%, 01/15/28 (Call 12/01/23)(a)(b)	3,293	2,975,774
Clearwater Paper Corp.
4.75%, 08/15/28 (Call 11/16/23)(a)(b)	2,017	1,780,063
5.38%, 02/01/25(a)(b)	1,910	1,927,190
Clydesdale Acquisition Holdings Inc.
6.63%, 04/15/29 (Call 04/15/25)(a)	3,740	3,397,406
8.75%, 04/15/30 (Call 04/15/25)(a)(b)	8,564	6,826,191
Crown Americas LLC, 5.25%, 04/01/30 (Call 01/01/30)(b)	3,755	3,393,581
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)	2,936	2,775,709
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 12/01/23)	6,675	6,418,793
Crown Cork & Seal Co. Inc., 7.38%, 12/15/26(b)	2,985	3,029,924
Graham Packaging Co. Inc., 7.13%, 08/15/28 (Call 12/01/23)(a)	3,792	2,905,184
Graphic Packaging International LLC
3.50%, 03/15/28(a)(b)	3,306	2,860,766
3.50%, 03/01/29 (Call 09/01/28)(a)(b)	2,630	2,184,794
3.75%, 02/01/30 (Call 08/01/29)(a)(b)	3,015	2,465,971
4.75%, 07/15/27 (Call 04/15/27)(a)(b)	2,161	2,012,194
Intelligent Packaging Ltd. Finco Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 09/15/28 (Call 12/01/23)(a)	5,205	4,265,706
LABL Inc.
5.88%, 11/01/28 (Call 11/01/24)(a)(b)	3,957	3,348,596
6.75%, 07/15/26 (Call 11/13/23)(a)	5,571	5,120,919
8.25%, 11/01/29 (Call 11/01/24)(a)	3,485	2,587,613
9.50%, 11/01/28 (Call 11/01/25)(a)(b)	2,150	2,077,895
10.50%, 07/15/27 (Call 11/13/23)(a)(b)	5,248	4,543,174
Mauser Packaging Solutions Holding Co.
7.88%, 08/15/26 (Call 08/15/24)(a)	21,558	20,191,631
9.25%, 04/15/27 (Call 10/15/24)(a)(b)	10,439	8,693,695
OI European Group BV, 4.75%, 02/15/30 (Call 11/15/24)(a)(b)	2,968	2,525,501
Owens-Brockway Glass Container Inc.
6.38%, 08/15/25(a)	2,444	2,384,513
6.63%, 05/13/27 (Call 12/01/23)(a)(b)	5,194	4,934,300
7.25%, 05/15/31 (Call 05/15/26)(a)	5,017	4,590,555
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer Inc.
4.00%, 10/15/27 (Call 12/01/23)(a)(b)	7,540	6,578,075
4.38%, 10/15/28 (Call 10/15/24)(a)(b)	3,826	3,254,502
Sealed Air Corp.
4.00%, 12/01/27 (Call 09/01/27)(a)(b)	3,250	2,856,856
5.00%, 04/15/29 (Call 04/15/25)(a)(b)	3,094	2,743,866
5.13%, 12/01/24 (Call 09/01/24)(a)	2,796	2,739,965
5.50%, 09/15/25 (Call 06/15/25)(a)(b)	2,859	2,765,534
6.88%, 07/15/33(a)	3,507	3,287,813
Sealed Air Corp./Sealed Air Corp. US, 6.13%, 02/01/28 (Call 02/01/25)(a)	5,900	5,615,733
Silgan Holdings Inc., 4.13%, 02/01/28 (Call 11/16/23)(b)	4,546	4,014,548
Trident TPI Holdings Inc., 12.75%, 12/31/28 (Call 12/31/25)(a)	4,881	4,987,796

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) October 31, 2023	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Packaging & Containers (continued)
TriMas Corp., 4.13%, 04/15/29 (Call 04/15/24)(a)(b)	$3,184	$2,644,431
Trivium Packaging Finance BV
5.50%, 08/15/26 (Call 12/01/23)(a)(b)	8,318	7,540,131
8.50%, 08/15/27 (Call 11/13/23)(a)(b)	5,635	4,701,912

		251,024,105

Pharmaceuticals — 1.9%
180 Medical Inc., 3.88%, 10/15/29 (Call 10/07/24)(a)	4,165	3,460,186
AdaptHealth LLC
4.63%, 08/01/29 (Call 02/01/24)(a)(b)	3,800	2,840,500
5.13%, 03/01/30 (Call 03/01/25)(a)(b)	4,554	3,449,655
6.13%, 08/01/28 (Call 11/13/23)(a)(b)	2,762	2,267,695
Bausch Health Americas Inc.
8.50%, 01/31/27 (Call 12/01/23)(a)(b)	4,745	2,123,387
9.25%, 04/01/26 (Call 12/01/23)(a)(b)	5,555	4,868,243
Bausch Health Companies Inc.
4.88%, 06/01/28 (Call 06/01/24)(a)(b)	12,276	6,123,147
5.00%, 01/30/28 (Call 11/16/23)(a)(b)	3,275	1,201,741
5.00%, 02/15/29 (Call 02/15/24)(a)(b)	1,325	464,465
5.25%, 01/30/30 (Call 01/30/25)(a)(b)	7,655	2,650,544
5.25%, 02/15/31 (Call 02/15/26)(a)(b)	3,500	1,225,000
5.50%, 11/01/25 (Call 12/01/23)(a)(b)	12,542	10,817,475
5.75%, 08/15/27 (Call 11/16/23)(a)(b)	3,971	2,064,920
6.13%, 02/01/27 (Call 02/01/24)(a)(b)	8,020	4,473,877
6.25%, 02/15/29 (Call 02/15/24)(a)(b)	7,695	2,811,214
7.25%, 05/30/29 (Call 05/30/24)(a)(b)	300	112,500
9.00%, 12/15/25 (Call 12/01/23)(a)(b)	7,199	6,244,431
11.00%, 09/30/28(a)(b)	14,151	8,632,110
14.00%, 10/15/30 (Call 10/15/25)(a)(b)	3,157	1,700,226
BellRing Brands Inc., 7.00%, 03/15/30 (Call 03/15/27)(a)(b)	6,707	6,514,174
Cheplapharm Arzneimittel GmbH, 5.50%, 01/15/28 (Call 01/15/24)(a)	3,895	3,454,813
Elanco Animal Health Inc., 6.65%, 08/28/28 (Call 05/28/28)(b)	6,301	6,017,455
Grifols Escrow Issuer SA, 4.75%, 10/15/28 (Call 10/15/24)(a)(b)	5,380	4,519,200
Herbalife Nutrition Ltd./HLF Financing Inc.,
7.88%, 09/01/25 (Call 12/01/23)(a)	4,450	4,187,739
HLF Financing Sarl LLC/Herbalife International Inc., 4.88%, 06/01/29 (Call 06/01/24)(a)	4,698	3,206,385
Jazz Securities DAC, 4.38%, 01/15/29 (Call 07/15/24)(a)	12,430	10,809,980
Option Care Health Inc., 4.38%, 10/31/29 (Call 10/31/24)(a)	4,562	3,812,703
Organon & Co./Organon Foreign Debt Co.-Issuer BV
4.13%, 04/30/28 (Call 04/30/24)(a)	16,200	13,992,914
5.13%, 04/30/31 (Call 04/30/26)(a)(b)	15,398	12,024,560
Owens & Minor Inc.
4.50%, 03/31/29 (Call 03/31/24)(a)(b)	3,647	2,926,137
6.63%, 04/01/30 (Call 04/01/25)(a)(b)	4,182	3,654,421
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25 (Call 12/01/23)(a)	3,506	2,354,980
Perrigo Finance Unlimited Co.
3.90%, 12/15/24 (Call 09/15/24)	4,950	4,800,932
4.38%, 03/15/26 (Call 12/15/25)	5,331	5,004,561
4.65%, 06/15/30 (Call 03/15/30)	5,888	4,916,792
4.90%, 12/15/44 (Call 06/15/44)	2,275	1,551,695

Security	Par (000)	Value

Pharmaceuticals (continued)
PRA Health Sciences Inc., 2.88%, 07/15/26 (Call 12/01/23)(a)(b)	$3,635	$3,322,899
Prestige Brands Inc.
3.75%, 04/01/31 (Call 04/01/26)(a)(b)	4,429	3,517,733
5.13%, 01/15/28 (Call 12/01/23)(a)(b)	2,947	2,717,046

		170,838,435

Pipelines — 5.0%
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 06/15/29 (Call 06/15/24)(a)	5,717	5,191,310
5.75%, 03/01/27 (Call 11/16/23)(a)	4,902	4,685,198
5.75%, 01/15/28 (Call 11/16/23)(a)	5,178	4,854,330
7.88%, 05/15/26 (Call 11/16/23)(a)	4,566	4,598,204
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.63%, 07/15/26 (Call 12/01/23)(a)(b)	2,303	2,256,940
7.63%, 12/15/25 (Call 12/01/23)(a)	4,727	4,733,745
Buckeye Partners LP
3.95%, 12/01/26 (Call 09/01/26)	4,408	4,017,539
4.13%, 03/01/25 (Call 02/01/25)(a)	3,619	3,446,374
4.13%, 12/01/27 (Call 09/01/27)	3,078	2,674,166
4.50%, 03/01/28 (Call 12/01/27)(a)	3,790	3,297,300
5.60%, 10/15/44 (Call 04/15/44)	2,313	1,552,601
5.85%, 11/15/43 (Call 05/15/43)(b)	3,035	2,144,774
CNX Midstream Partners LP, 4.75%, 04/15/30 (Call 04/15/25)(a)	2,967	2,444,444
CQP Holdco LP/BIP-V Chinook Holdco LLC,
5.50%, 06/15/31 (Call 06/15/26)(a)(b)	10,505	9,136,731
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.63%, 05/01/27 (Call 11/16/23)(a)(b)	4,842	4,657,423
5.75%, 04/01/25 (Call 12/01/23)	3,637	3,591,537
6.00%, 02/01/29 (Call 02/01/24)(a)(b)	5,498	5,319,315
7.38%, 02/01/31 (Call 02/01/26)(a)	4,905	4,944,289
8.00%, 04/01/29 (Call 04/01/24)(a)(b)	3,417	3,492,550
Delek Logistics Partners LP/Delek Logistics Finance Corp., 7.13%, 06/01/28 (Call 06/01/24)(a)	3,054	2,779,140
DT Midstream Inc.
4.13%, 06/15/29 (Call 06/15/24)(a)	9,021	7,756,338
4.38%, 06/15/31 (Call 06/15/26)(a)	7,410	6,153,706
EnLink Midstream LLC
5.38%, 06/01/29 (Call 03/01/29)	3,778	3,456,754
5.63%, 01/15/28 (Call 07/15/27)(a)(b)	4,457	4,202,618
6.50%, 09/01/30 (Call 03/01/30)(a)(b)	7,961	7,641,521
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)(b)	3,076	2,958,543
4.85%, 07/15/26 (Call 04/15/26)	3,732	3,508,143
5.05%, 04/01/45 (Call 10/01/44)	3,340	2,394,431
5.45%, 06/01/47 (Call 12/01/46)	3,724	2,799,368
5.60%, 04/01/44 (Call 10/01/43)(b)	2,836	2,229,805
EQM Midstream Partners LP
4.13%, 12/01/26 (Call 09/01/26)	3,719	3,449,854
4.50%, 01/15/29 (Call 07/15/28)(a)	6,232	5,464,940
4.75%, 01/15/31 (Call 07/15/30)(a)	8,763	7,378,469
5.50%, 07/15/28 (Call 04/15/28)	6,336	5,913,145
6.00%, 07/01/25 (Call 04/01/25)(a)	3,038	2,970,960
6.50%, 07/01/27 (Call 01/01/27)(a)	6,695	6,507,567
6.50%, 07/15/48 (Call 01/15/48)(b)	4,276	3,615,645
7.50%, 06/01/27 (Call 06/01/24)(a)	3,595	3,560,415
7.50%, 06/01/30 (Call 12/01/29)(a)	3,840	3,767,562

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
FTAI Infra Escrow Holdings LLC, 10.50%, 06/01/27 (Call 06/01/25)(a)(b)	$4,736	$4,603,209
Genesis Energy LP/Genesis Energy Finance Corp.
6.25%, 05/15/26 (Call 12/01/23)	2,733	2,604,661
6.50%, 10/01/25 (Call 12/01/23)	4,545	4,440,206
7.75%, 02/01/28 (Call 12/01/23)	5,286	4,977,374
8.00%, 01/15/27 (Call 01/15/24)	7,921	7,606,154
8.88%, 04/15/30 (Call 04/15/26)	3,760	3,634,814
Global Partners LP/GLP Finance Corp.
6.88%, 01/15/29 (Call 01/15/24)(b)	2,867	2,530,277
7.00%, 08/01/27 (Call 11/16/23)	2,975	2,804,116
Harvest Midstream I LP, 7.50%, 09/01/28 (Call 12/01/23)(a)	6,051	5,733,643
Hess Midstream Operations LP
4.25%, 02/15/30 (Call 02/15/25)(a)	6,273	5,367,655
5.13%, 06/15/28 (Call 12/01/23)(a)	4,588	4,236,366
5.50%, 10/15/30 (Call 10/15/25)(a)	3,010	2,732,495
5.63%, 02/15/26 (Call 12/01/23)(a)	6,357	6,156,368
Holly Energy Partners LP/Holly Energy Finance Corp.
5.00%, 02/01/28 (Call 11/16/23)(a)	3,959	3,664,787
6.38%, 04/15/27 (Call 04/15/24)(a)	3,022	2,925,562
Howard Midstream Energy Partners LLC
6.75%, 01/15/27 (Call 01/15/24)(a)	2,973	2,809,780
8.88%, 07/15/28 (Call 07/15/25)(a)(b)	4,195	4,217,346
ITT Holdings LLC, 6.50%, 08/01/29 (Call 08/01/24)(a)	9,465	7,915,106
Kinetik Holdings LP, 5.88%, 06/15/30 (Call 06/15/25)(a)(b)	7,927	7,273,416
Martin Midstream Partners LP/Martin Midstream Finance Corp., 11.50%, 02/15/28 (Call 08/15/25)(a)(b)	3,050	2,973,843
New Fortress Energy Inc.
6.50%, 09/30/26 (Call 12/01/23)(a)	11,713	10,491,297
6.75%, 09/15/25 (Call 11/21/23)(a)	9,728	9,024,998
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26 (Call 12/01/23)(a)	15,674	15,300,661
NGL Energy Partners LP/NGL Energy Finance Corp.
6.13%, 03/01/25 (Call 12/01/23)	2,136	2,085,009
7.50%, 04/15/26 (Call 12/01/23)	2,337	2,218,587
Northriver Midstream Finance LP, 5.63%, 02/15/26 (Call 12/01/23)(a)	3,960	3,742,200
NuStar Logistics LP
5.63%, 04/28/27 (Call 01/28/27)	4,013	3,783,587
5.75%, 10/01/25 (Call 07/01/25)	4,462	4,318,265
6.00%, 06/01/26 (Call 03/01/26)	3,846	3,710,853
6.38%, 10/01/30 (Call 04/01/30)(b)	4,625	4,278,125
Rockies Express Pipeline LLC
3.60%, 05/15/25 (Call 04/15/25)(a)	2,917	2,760,313
4.80%, 05/15/30 (Call 02/15/30)(a)	2,716	2,283,212
4.95%, 07/15/29 (Call 04/15/29)(a)	4,599	4,053,229
6.88%, 04/15/40(a)	3,728	3,102,865
7.50%, 07/15/38(a)	1,908	1,763,660
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
5.75%, 04/15/25 (Call 12/01/23)(b)	1,835	1,718,733
9.00%, 10/15/26 (Call 12/01/23)(a)(f)	6,231	5,981,760

Security	Par (000)	Value

Pipelines (continued)
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
5.50%, 01/15/28 (Call 12/01/23)(a)	$5,618	$4,921,652
6.00%, 03/01/27 (Call 12/01/23)(a)(b)	3,242	2,966,092
6.00%, 12/31/30 (Call 12/31/25)(a)(b)	5,678	4,779,930
6.00%, 09/01/31 (Call 09/01/26)(a)	3,516	2,958,609
7.50%, 10/01/25 (Call 12/01/23)(a)	4,735	4,664,690
TransMontaigne Partners LP/TLP Finance Corp., 6.13%, 02/15/26 (Call 11/16/23)(b)	2,308	1,967,570
Venture Global Calcasieu Pass LLC
3.88%, 11/01/33 (Call 05/01/33)(a)	9,455	7,144,652
6.25%, 01/15/30 (Call 10/15/29)(a)	7,740	7,301,590
3.88%, 08/15/29 (Call 02/15/29)(a)	10,139	8,437,456
4.13%, 08/15/31 (Call 02/15/31)(a)	9,745	7,835,046
Venture Global LNG Inc.
8.13%, 06/01/28 (Call 06/01/25)(a)	17,357	16,850,541
8.38%, 06/01/31 (Call 06/01/26)(a)	17,450	16,651,750
9.50%, 02/01/29 (Call 11/01/28)(a)	14,167	14,392,821
9.88%, 02/01/32 (Call 02/01/27)(a)	11,375	11,534,120

		447,778,745

Real Estate — 0.6%
Anywhere Real Estate Group LLC/Anywhere Co.-Issuer Corp., 7.00%, 04/15/30 (Call 04/15/25)(a)	11,014	9,065,569
Cushman & Wakefield U.S. Borrower LLC
6.75%, 05/15/28 (Call 12/01/23)(a)(b)	4,764	4,345,101
8.88%, 09/01/31 (Call 09/01/26)(a)(b)	3,490	3,308,834
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25 (Call 12/01/23)(a)(b)	4,933	4,633,038
Greystar Real Estate Partners LLC, 7.75%, 09/01/30 (Call 09/01/26)(a)(b)	3,090	3,035,925
Howard Hughes Corp. (The)
4.13%, 02/01/29 (Call 02/01/24)(a)	5,071	4,069,477
4.38%, 02/01/31 (Call 02/01/26)(a)(b)	4,941	3,761,069
5.38%, 08/01/28 (Call 12/01/23)(a)	5,720	5,028,509
Hunt Companies Inc., 5.25%, 04/15/29 (Call 04/15/24)(a)	5,160	4,068,418
Kennedy-Wilson Inc.
4.75%, 03/01/29 (Call 03/01/24)	4,450	3,348,625
4.75%, 02/01/30 (Call 09/01/24)	4,612	3,366,760
5.00%, 03/01/31 (Call 03/01/26)(b)	4,599	3,299,783
Realogy Group LLC/Realogy Co-Issuer Corp.
5.25%, 04/15/30 (Call 04/15/25)(a)(b)	901	560,995
5.75%, 01/15/29 (Call 01/15/24)(a)(b)	1,960	1,235,179

		53,127,282

Real Estate Investment Trusts — 3.2%
Apollo Commercial Real Estate Finance Inc., 4.63%, 06/15/29 (Call 06/15/24)(a)(b)	4,226	3,234,815
Blackstone Mortgage Trust Inc., 3.75%, 01/15/27 (Call 10/15/26)(a)(b)	3,335	2,773,171
Brandywine Operating Partnership LP
3.95%, 11/15/27 (Call 08/15/27)(b)	3,775	3,129,236
4.55%, 10/01/29 (Call 07/01/29)(b)	2,575	1,969,736
7.80%, 03/15/28 (Call 02/15/28)(b)	2,600	2,344,239
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL
4.50%, 04/01/27 (Call 12/01/23)(a)	5,622	4,689,872
5.75%, 05/15/26 (Call 11/13/23)(a)	7,360	6,739,195

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) October 31, 2023	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
CTR Partnership LP/CareTrust Capital Corp., 3.88%, 06/30/28 (Call 03/30/28)(a)(b)	$3,015	$2,533,008
Diversified Healthcare Trust
4.38%, 03/01/31 (Call 09/01/30)	3,813	2,623,781
4.75%, 02/15/28 (Call 08/15/27)(b)	3,703	2,685,963
9.75%, 06/15/25 (Call 11/16/23)	3,635	3,526,180
Global Net Lease Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27 (Call 09/15/27)(a)(b)	3,773	2,856,514
HAT Holdings I LLC/HAT Holdings II LLC
3.38%, 06/15/26 (Call 03/15/26)(a)(b)	7,733	6,806,728
3.75%, 09/15/30(a)(b)	2,800	2,009,821
6.00%, 04/15/25 (Call 12/01/23)(a)(b)	2,967	2,883,034
Iron Mountain Inc.
4.50%, 02/15/31 (Call 02/15/26)(a)	8,561	7,002,754
4.88%, 09/15/27 (Call 11/13/23)(a)	7,681	7,021,413
4.88%, 09/15/29 (Call 09/15/24)(a)	7,775	6,772,502
5.00%, 07/15/28 (Call 11/13/23)(a)	3,906	3,495,393
5.25%, 03/15/28 (Call 11/13/23)(a)(b)	6,217	5,686,326
5.25%, 07/15/30 (Call 07/15/25)(a)	10,142	8,803,998
5.63%, 07/15/32 (Call 07/15/26)(a)(b)	4,499	3,843,381
7.00%, 02/15/29 (Call 08/15/25)(a)	7,835	7,590,165
Iron Mountain Information Management Services Inc., 5.00%, 07/15/32 (Call 07/15/27)(a)(b)	5,742	4,698,434
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
4.25%, 02/01/27 (Call 12/01/23)(a)	4,702	4,107,599
4.75%, 06/15/29 (Call 06/15/24)(a)	4,915	3,951,669
5.25%, 10/01/25 (Call 11/16/23)(a)(b)	2,539	2,413,505
MPT Operating Partnership LP/MPT Finance Corp.
3.50%, 03/15/31 (Call 03/15/26)	10,015	6,071,618
4.63%, 08/01/29 (Call 08/01/24)(b)	6,864	4,752,163
5.00%, 10/15/27 (Call 12/01/23)(b)	11,194	8,642,289
5.25%, 08/01/26 (Call 12/01/23)(b)	3,905	3,362,256
Necessity Retail REIT Inc./American Finance Operating Partner LP (The), 4.50%, 09/30/28 (Call 06/30/28)(a)	3,757	2,813,054
New Residential Investment Corp., 6.25%, 10/15/25 (Call 12/01/23)(a)(b)	4,130	3,908,976
Office Properties Income Trust
2.40%, 02/01/27 (Call 01/01/27)(b)	2,620	1,461,908
2.65%, 06/15/26 (Call 05/15/26)	2,365	1,554,929
3.45%, 10/15/31 (Call 07/15/31)(b)	3,030	1,484,700
4.50%, 02/01/25 (Call 11/01/24)	4,990	4,266,450
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
4.88%, 05/15/29 (Call 05/15/24)(a)	5,615	4,686,249
5.88%, 10/01/28 (Call 12/01/23)(a)(b)	5,520	4,969,104
7.50%, 06/01/25 (Call 12/01/23)(a)	4,845	4,795,573
RHP Hotel Properties LP/RHP Finance Corp.
4.50%, 02/15/29 (Call 02/15/24)(a)	4,592	3,908,664
4.75%, 10/15/27 (Call 12/01/23)	5,684	5,164,482
7.25%, 07/15/28 (Call 07/15/25)(b)	3,025	2,932,310
RLJ Lodging Trust LP
3.75%, 07/01/26 (Call 12/01/23)(a)	4,030	3,626,825
4.00%, 09/15/29 (Call 09/15/24)(a)(b)	3,710	3,023,650
SBA Communications Corp.
3.13%, 02/01/29 (Call 02/01/24)(b)	11,816	9,769,510
3.88%, 02/15/27 (Call 11/13/23)	11,741	10,692,470

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Service Properties Trust
3.95%, 01/15/28 (Call 07/15/27)(b)	$3,033	$2,267,735
4.35%, 10/01/24 (Call 09/01/24)	4,694	4,499,555
4.38%, 02/15/30 (Call 08/15/29)	3,015	2,080,139
4.50%, 03/15/25 (Call 09/15/24)	2,580	2,409,720
4.75%, 10/01/26 (Call 08/01/26)	3,386	2,879,060
4.95%, 02/15/27 (Call 08/15/26)(b)	3,032	2,524,612
4.95%, 10/01/29 (Call 07/01/29)	3,276	2,362,287
5.25%, 02/15/26 (Call 08/15/25)(b)	2,616	2,339,620
5.50%, 12/15/27 (Call 09/15/27)	3,465	2,925,334
7.50%, 09/15/25 (Call 06/15/25)(b)	5,951	5,781,818
Starwood Property Trust Inc.
3.63%, 07/15/26 (Call 01/15/26)(a)(b)	3,110	2,746,347
3.75%, 12/31/24 (Call 09/30/24)(a)	2,875	2,716,875
4.38%, 01/15/27 (Call 07/15/26)(a)(b)	3,730	3,200,004
4.75%, 03/15/25 (Call 09/15/24)(b)	3,654	3,496,499
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC, 6.00%, 01/15/30 (Call 01/15/25)(a)(b)	5,320	3,225,427
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
4.75%, 04/15/28 (Call 04/15/24)(a)	4,338	3,505,853
6.50%, 02/15/29 (Call 02/15/24)(a)(b)	8,538	5,544,642
10.50%, 02/15/28 (Call 09/15/25)(a)	20,545	19,783,890
XHR LP
4.88%, 06/01/29 (Call 06/01/24)(a)(b)	3,729	3,154,991
6.38%, 08/15/25 (Call 11/13/23)(a)	3,452	3,348,438

		288,872,458

Retail — 5.0%
1011778 BC ULC/New Red Finance Inc.
3.50%, 02/15/29 (Call 02/15/24)(a)(b)	5,765	4,928,927
3.88%, 01/15/28 (Call 12/01/23)(a)	11,737	10,478,764
4.00%, 10/15/30 (Call 10/15/25)(a)	22,265	18,235,532
4.38%, 01/15/28 (Call 12/01/23)(a)	5,662	5,097,961
5.75%, 04/15/25 (Call 12/01/23)(a)	3,453	3,424,789
99 Escrow Issuer Inc., 7.50%, 01/15/26 (Call 12/01/23)(a)(b)	2,400	840,000
Abercrombie & Fitch Management Co., 8.75%, 07/15/25 (Call 11/16/23)(a)(b)	2,317	2,346,755
Academy Ltd., 6.00%, 11/15/27 (Call 11/15/23)(a)(b)	2,873	2,704,585
Arko Corp., 5.13%, 11/15/29 (Call 11/15/24)(a)(b)	3,330	2,699,964
Asbury Automotive Group Inc.
4.50%, 03/01/28 (Call 11/13/23)	2,937	2,602,358
4.63%, 11/15/29 (Call 11/15/24)(a)(b)	6,324	5,349,419
4.75%, 03/01/30 (Call 03/01/25)	3,279	2,782,556
5.00%, 02/15/32 (Call 11/15/26)(a)(b)	4,507	3,655,451
At Home Group Inc.
4.88%, 07/15/28 (Call 12/01/23)(a)(b)	2,157	733,380
7.13%, 07/15/29 (Call 07/15/24)(a)	3,727	718,211
Bath & Body Works Inc.
5.25%, 02/01/28	3,771	3,457,812
6.63%, 10/01/30 (Call 10/01/25)(a)(b)	7,353	6,807,374
6.69%, 01/15/27(b)	2,284	2,207,654
6.75%, 07/01/36(b)	4,619	3,984,223
6.88%, 11/01/35(b)	6,738	5,945,960
6.95%, 03/01/33(b)	2,391	2,067,600
7.50%, 06/15/29 (Call 06/15/24)(b)	3,864	3,773,457
9.38%, 07/01/25(a)	2,353	2,423,374

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
BCPE Ulysses Intermediate Inc., 7.75%, 04/01/27 (Call 12/01/23), (8.50% PIK)(a)(c)	$2,949	$2,501,342
Beacon Roofing Supply Inc.
4.13%, 05/15/29 (Call 05/15/24)(a)	2,430	2,039,973
4.50%, 11/15/26 (Call 12/01/23)(a)(b)	2,198	2,048,272
6.50%, 08/01/30 (Call 08/01/26)(a)	4,660	4,449,594
Bloomin’ Brands Inc./OSI Restaurant Partners LLC, 5.13%, 04/15/29 (Call 04/15/24)(a)(b)	2,582	2,239,144
BlueLinx Holdings Inc., 6.00%, 11/15/29 (Call 11/15/24)(a)(b)	2,385	2,007,132
Brinker International Inc., 8.25%, 07/15/30 (Call 06/27/26)(a)(b)	2,600	2,514,018
Carrols Restaurant Group Inc., 5.88%, 07/01/29 (Call 07/01/24)(a)	2,466	2,001,274
CEC Entertainment LLC, 6.75%, 05/01/26 (Call 12/01/23)(a)	5,705	5,328,075
Dave & Buster’s Inc., 7.63%, 11/01/25 (Call 12/01/23)(a)	4,029	3,998,782
eG Global Finance PLC
6.75%, 02/07/25 (Call 11/13/23)(a)(b)	5,008	4,954,915
8.50%, 10/30/25 (Call 12/01/23)(a)	4,577	4,502,624
Evergreen Acqco 1 LP/TVI Inc., 9.75%, 04/26/28 (Call 02/15/25)(a)(b)	4,509	4,550,257
Ferrellgas LP/Ferrellgas Finance Corp.
5.38%, 04/01/26 (Call 12/01/23)(a)	4,830	4,520,785
5.88%, 04/01/29 (Call 04/01/24)(a)	6,275	5,537,649
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc.
4.63%, 01/15/29 (Call 01/15/25)(a)	7,500	6,302,475
6.75%, 01/15/30 (Call 01/15/25)(a)(b)	9,737	7,738,490
FirstCash Inc.
4.63%, 09/01/28 (Call 12/01/23)(a)	4,112	3,606,646
5.63%, 01/01/30 (Call 01/01/25)(a)	4,170	3,712,027
Foot Locker Inc., 4.00%, 10/01/29 (Call 10/01/24)(a)(b)	3,363	2,471,906
Foundation Building Materials Inc., 6.00%, 03/01/29 (Call 03/01/24)(a)	3,001	2,475,495
Gap Inc. (The)
3.63%, 10/01/29 (Call 10/01/24)(a)(b)	5,782	4,417,599
3.88%, 10/01/31 (Call 10/01/26)(a)(b)	5,679	4,078,309
Group 1 Automotive Inc., 4.00%, 08/15/28 (Call 12/01/23)(a)	5,606	4,825,350
Guitar Center Inc., 8.50%, 01/15/26 (Call 11/13/23)(a)(b)	4,109	3,459,851
GYP Holdings III Corp., 4.63%, 05/01/29 (Call 05/01/24)(a)(b)	2,612	2,141,840
IRB Holding Corp., 7.00%, 06/15/25 (Call 12/01/23)(a)	5,425	5,384,472
Ken Garff Automotive LLC, 4.88%, 09/15/28 (Call 12/01/23)(a)	3,086	2,609,844
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/27 (Call 12/01/23)(a)	6,042	5,709,992
Kohl’s Corp.
4.25%, 07/17/25 (Call 04/17/25)(b)	2,440	2,278,910
4.63%, 05/01/31 (Call 02/01/31)(b)	3,925	2,683,836
5.55%, 07/17/45 (Call 01/17/45)(b)	3,185	1,847,300
LBM Acquisition LLC, 6.25%, 01/15/29 (Call 01/15/24)(a)	6,726	5,313,540

Security	Par (000)	Value

Retail (continued)
LCM Investments Holdings II LLC
4.88%, 05/01/29 (Call 05/01/24)(a)(b)	$7,463	$6,253,827
8.25%, 08/01/31 (Call 08/01/26)(a)(b)	3,940	3,748,425
Lithia Motors Inc.
3.88%, 06/01/29 (Call 06/01/24)(a)(b)	6,000	4,962,600
4.38%, 01/15/31 (Call 10/15/25)(a)(b)	4,904	3,970,496
4.63%, 12/15/27 (Call 12/01/23)(a)(b)	2,941	2,653,246
LSF9 Atlantis Holdings LLC/Victra Finance Corp., 7.75%, 02/15/26 (Call 12/01/23)(a)(b)	6,473	5,842,388
Macy’s Retail Holdings LLC
4.30%, 02/15/43 (Call 08/15/42)	1,864	1,022,050
4.50%, 12/15/34 (Call 06/15/34)(b)	2,845	1,906,150
5.13%, 01/15/42 (Call 07/15/41)(b)	2,027	1,248,429
5.88%, 04/01/29 (Call 04/01/24)(a)(b)	3,849	3,393,278
5.88%, 03/15/30 (Call 03/15/25)(a)(b)	3,185	2,694,470
6.13%, 03/15/32 (Call 03/15/27)(a)(b)	3,311	2,734,422
Marks & Spencer PLC, 7.13%, 12/01/37(a)(b)	2,280	2,052,178
Michaels Companies Inc. (The)
5.25%, 05/01/28 (Call 11/13/23)(a)(b)	6,480	4,695,149
7.88%, 05/01/29 (Call 05/01/24)(a)	9,706	5,411,095
Murphy Oil USA Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)	3,670	2,948,374
4.75%, 09/15/29 (Call 09/15/24)	3,719	3,292,687
5.63%, 05/01/27 (Call 12/01/23)	2,207	2,133,220
NMG Holding Co. Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26 (Call 12/01/23)(a)	9,202	8,607,681
Nordstrom Inc.
4.00%, 03/15/27 (Call 12/15/26)(b)	2,571	2,269,602
4.25%, 08/01/31 (Call 05/01/31)(b)	3,365	2,465,132
4.38%, 04/01/30 (Call 01/01/30)(b)	3,785	2,937,974
5.00%, 01/15/44 (Call 07/15/43)(b)	7,504	4,509,716
6.95%, 03/15/28(b)	2,202	2,072,633
Papa John’s International Inc., 3.88%, 09/15/29 (Call 09/15/24)(a)(b)	3,277	2,688,639
Park River Holdings Inc.
5.63%, 02/01/29 (Call 02/01/24)(a)(b)	2,565	1,871,862
6.75%, 08/01/29 (Call 08/01/24)(a)(b)	2,180	1,655,827
Patrick Industries Inc.
4.75%, 05/01/29 (Call 05/01/24)(a)(b)	2,692	2,184,517
7.50%, 10/15/27 (Call 12/01/23)(a)(b)	2,329	2,218,373
Penske Automotive Group Inc.
3.50%, 09/01/25 (Call 11/13/23)(b)	3,913	3,713,805
3.75%, 06/15/29 (Call 06/15/24)	4,055	3,345,531
PetSmart Inc./PetSmart Finance Corp.
4.75%, 02/15/28 (Call 02/15/24)(a)	9,446	8,358,564
7.75%, 02/15/29 (Call 02/15/24)(a)(b)	9,295	8,557,370
QVC Inc.
4.38%, 09/01/28 (Call 06/01/28)(b)	3,908	1,980,201
4.45%, 02/15/25 (Call 11/15/24)	4,291	3,695,987
4.75%, 02/15/27 (Call 11/15/26)(b)	4,483	2,546,223
5.45%, 08/15/34 (Call 02/15/34)(b)	3,148	1,332,497
5.95%, 03/15/43(b)	2,386	990,190
Rite Aid Corp., 8.00%, 11/15/26 (Call 12/01/23)(a)(b)	5,860	4,027,930
Sally Holdings LLC/Sally Capital Inc., 5.63%, 12/01/25 (Call 12/01/23)(b)	5,055	4,886,469
Sizzling Platter LLC/Sizzling Platter Finance Corp., 8.50%, 11/28/25 (Call 12/01/23)(a)	2,567	2,551,914
Sonic Automotive Inc.
4.63%, 11/15/29 (Call 11/15/24)(a)(b)	5,453	4,539,375

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) October 31, 2023	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
4.88%, 11/15/31 (Call 11/15/26)(a)(b)	$3,735	$2,974,281
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26 (Call 12/01/23)(a)	5,754	5,353,126
SRS Distribution Inc.
4.63%, 07/01/28 (Call 07/01/24)(a)	5,395	4,706,294
6.00%, 12/01/29 (Call 12/01/24)(a)(b)	6,365	5,298,862
6.13%, 07/01/29 (Call 07/01/24)(a)	3,318	2,778,825
Staples Inc.
7.50%, 04/15/26 (Call 12/01/23)(a)	15,319	12,495,609
10.75%, 04/15/27 (Call 12/01/23)(a)	7,340	4,043,231
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.00%, 06/01/31 (Call 06/01/26)(a)	4,881	4,042,951
5.88%, 03/01/27 (Call 12/01/23)	2,615	2,477,713
Superior Plus LP/Superior General Partner Inc., 4.50%, 03/15/29 (Call 03/15/24)(a)	4,865	4,149,504
Victoria’s Secret & Co., 4.63%, 07/15/29 (Call 07/15/24)(a)(b)	4,560	3,352,268
White Cap Buyer LLC, 6.88%, 10/15/28 (Call 12/01/23)(a)	4,720	4,119,002
White Cap Parent LLC, 8.25%, 03/15/26 (Call 12/01/23), (9.00% PIK)(a)(b)(c)	2,400	2,252,258
Yum! Brands Inc.
3.63%, 03/15/31 (Call 12/15/30)(b)	7,857	6,380,059
4.63%, 01/31/32 (Call 10/01/26)	8,397	7,154,896
4.75%, 01/15/30 (Call 10/15/29)(a)	6,670	5,937,701
5.35%, 11/01/43 (Call 05/01/43)(b)	1,928	1,633,980
5.38%, 04/01/32 (Call 04/01/27)(b)	7,645	6,872,162
6.88%, 11/15/37(b)	2,555	2,522,317

		455,033,359

Semiconductors — 0.4%
Amkor Technology Inc., 6.63%, 09/15/27 (Call 12/01/23)(a)(b)	4,033	3,925,367
ams-OSRAM AG, 7.00%, 07/31/25 (Call 12/01/23)(a)	3,698	3,629,330
Entegris Escrow Corp.
4.75%, 04/15/29 (Call 01/15/29)(a)	12,348	11,058,179
5.95%, 06/15/30 (Call 06/15/25)(a)(b)	6,895	6,307,840
Entegris Inc.
3.63%, 05/01/29 (Call 05/01/24)(a)(b)	2,991	2,501,358
4.38%, 04/15/28 (Call 11/13/23)(a)	2,885	2,573,997
ON Semiconductor Corp., 3.88%, 09/01/28 (Call 12/01/23)(a)	5,450	4,681,986
Synaptics Inc., 4.00%, 06/15/29 (Call 06/15/24)(a)(b)	3,114	2,569,050

		37,247,107

Software — 2.5%
ACI Worldwide Inc., 5.75%, 08/15/26 (Call 12/01/23)(a)	3,111	2,978,045
Alteryx Inc., 8.75%, 03/15/28 (Call 03/15/25)(a)(b)	3,455	3,411,802
Boxer Parent Co. Inc.
7.13%, 10/02/25 (Call 12/01/23)(a)	4,834	4,768,523
9.13%, 03/01/26 (Call 11/13/23)(a)	2,654	2,637,413
Camelot Finance SA, 4.50%, 11/01/26 (Call 12/01/23)(a)	5,435	5,024,056
Capstone Borrower Inc., 8.00%, 06/15/30 (Call 06/15/26)(a)(b)	3,275	3,176,750

Security	Par (000)	Value

Software (continued)
Castle U.S. Holding Crop., 9.50%, 02/15/28 (Call 12/01/23)(a)(b)	$2,019	$1,054,928
Central Parent Inc./CDK Global Inc., 7.25%, 06/15/29 (Call 06/15/25)(a)(b)	5,965	5,730,504
Central Parent LLC/CDK Global II LLC/CDK Financing Co. Inc., 8.00%, 06/15/29 (Call 06/15/25)(a)	5,785	5,714,033
Clarivate Science Holdings Corp.
3.88%, 07/01/28 (Call 06/30/24)(a)(b)	7,314	6,279,822
4.88%, 07/01/29 (Call 06/30/24)(a)(b)	7,400	6,241,050
Cloud Software Group Inc.
6.50%, 03/31/29 (Call 09/30/25)(a)	30,700	26,952,994
9.00%, 09/30/29 (Call 09/30/25)(a)	29,659	25,257,160
Consensus Cloud Solutions Inc.
6.00%, 10/15/26 (Call 12/01/23)(a)(b)	2,385	2,209,018
6.50%, 10/15/28 (Call 10/15/26)(a)(b)	3,989	3,305,884
CWT Travel Group Inc., 8.50%, 11/19/26 (Call 11/03/23)(a)	4,617	1,338,930
Dun & Bradstreet Corp. (The), 5.00%, 12/15/29 (Call 12/15/24)(a)(b)	3,731	3,209,779
Elastic NV, 4.13%, 07/15/29 (Call 07/15/24)(a)(b).	4,657	3,924,754
Fair Isaac Corp.
4.00%, 06/15/28 (Call 11/16/23)(a)(b)	6,939	6,179,096
5.25%, 05/15/26 (Call 02/15/26)(a)	3,100	2,983,161
Helios Software Holdings Inc./ION Corporate Solutions Finance Sarl, 4.63%, 05/01/28 (Call 05/01/24)(a)	2,745	2,304,456
MicroStrategy Inc., 6.13%, 06/15/28 (Call 06/15/24)(a)(b)	3,888	3,518,640
Minerva Merger Sub Inc., 6.50%, 02/15/30 (Call 02/15/25)(a)	18,041	14,743,933
Open Text Corp.
3.88%, 02/15/28 (Call 12/01/23)(a)	6,703	5,825,409
3.88%, 12/01/29 (Call 12/01/24)(a)	6,542	5,349,922
Open Text Holdings Inc.
4.13%, 02/15/30 (Call 02/15/25)(a)	6,924	5,737,219
4.13%, 12/01/31 (Call 12/01/26)(a)(b)	5,036	3,955,875
PTC Inc.
3.63%, 02/15/25 (Call 12/01/23)(a)	3,384	3,262,066
4.00%, 02/15/28 (Call 12/01/23)(a)	3,831	3,396,862
Rackspace Technology Global Inc.
3.50%, 02/15/28 (Call 02/15/24)(a)(b)	3,955	1,733,622
5.38%, 12/01/28 (Call 12/01/23)(a)	1,990	581,917
RingCentral Inc., 8.50%, 08/15/30 (Call 08/15/26)(a)	3,225	3,063,750
ROBLOX Corp., 3.88%, 05/01/30 (Call 11/01/24)(a)	7,374	5,983,337
Rocket Software Inc., 6.50%, 02/15/29 (Call 02/15/24)(a)(b)	4,318	3,522,063
SS&C Technologies Inc., 5.50%, 09/30/27 (Call 12/01/23)(a)	15,148	14,212,948
Twilio Inc.
3.63%, 03/15/29 (Call 03/15/24)(b)	3,894	3,237,285
3.88%, 03/15/31 (Call 03/15/26)(b)	3,904	3,116,309
Veritas U.S. Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25 (Call 12/01/23)(a)	13,525	11,071,871
West Technology Group LLC, 8.50%, 04/10/27 (Call 12/01/23)(a)	3,088	2,655,680
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29 (Call 02/01/24)(a)(b)	5,195	4,288,815

		223,939,681

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications — 4.7%
Altice France Holding SA
6.00%, 02/15/28 (Call 12/01/23)(a)(b)	$8,475	$3,716,760
10.50%, 05/15/27 (Call 11/13/23)(a)	12,122	6,595,584
Altice France SA/France
5.13%, 01/15/29 (Call 12/01/23)(a)	3,695	2,550,118
5.13%, 07/15/29 (Call 04/15/24)(a)	19,285	13,203,695
5.50%, 01/15/28 (Call 12/01/23)(a)	8,510	6,323,162
5.50%, 10/15/29 (Call 10/15/24)(a)	15,499	10,661,771
8.13%, 02/01/27 (Call 11/13/23)(a)	13,478	11,361,485
British Telecommunications PLC
4.25%, 11/23/81 (Call 11/23/26), (5-year CMT + 2.985%)(a)(d)	4,135	3,604,894
4.88%, 11/23/81 (Call 08/23/31), (5-year CMT + 3.493%)(a)(b)(d)	4,085	3,295,290
C&W Senior Financing DAC, 6.88%, 09/15/27 (Call 11/13/23)(a)	9,473	8,144,885
Ciena Corp., 4.00%, 01/31/30 (Call 01/31/25)(a)(b)	3,208	2,673,034
CommScope Inc.
4.75%, 09/01/29 (Call 09/01/24)(a)	9,755	6,657,787
6.00%, 03/01/26 (Call 12/01/23)(a)(b)	11,759	9,877,329
7.13%, 07/01/28 (Call 12/01/23)(a)(b)	5,308	1,990,500
8.25%, 03/01/27 (Call 12/01/23)(a)(b)	7,340	3,046,100
CommScope Technologies LLC
5.00%, 03/15/27 (Call 11/13/23)(a)(b)	5,811	2,138,622
6.00%, 06/15/25 (Call 11/13/23)(a)(b)	9,315	5,589,000
Connect Finco Sarl/Connect U.S. Finco LLC,
6.75%, 10/01/26 (Call 11/13/23)(a)	16,541	15,425,081
Consolidated Communications Inc.
5.00%, 10/01/28 (Call 11/13/23)(a)(b)	3,007	2,265,203
6.50%, 10/01/28 (Call 11/13/23)(a)(b)	5,957	4,703,051
Embarq Corp., 8.00%, 06/01/36(b)	9,271	5,052,695
Frontier Communications Holdings LLC
5.00%, 05/01/28 (Call 05/01/24)(a)	11,961	10,327,013
5.88%, 10/15/27 (Call 12/01/23)(a)	8,797	8,019,944
5.88%, 11/01/29 (Call 11/01/24)(b)	5,787	4,349,614
6.00%, 01/15/30 (Call 10/15/24)(a)(b)	7,671	5,774,279
6.75%, 05/01/29 (Call 05/01/24)(a)(b)	7,612	6,023,402
8.63%, 03/15/31 (Call 03/15/26)(a)	5,858	5,507,715
8.75%, 05/15/30 (Call 05/15/25)(a)(b)	9,050	8,622,407
Frontier Florida LLC, Series E, 6.86%, 02/01/28(b)	2,337	2,135,498
Hughes Satellite Systems Corp.
5.25%, 08/01/26	6,108	5,492,741
6.63%, 08/01/26(b)	5,661	4,797,572
Iliad Holding SASU
6.50%, 10/15/26 (Call 11/13/23)(a)	9,642	9,009,982
7.00%, 10/15/28 (Call 10/15/24)(a)	6,445	5,832,418
Intelsat Jackson Holdings SA, 6.50%, 03/15/30 (Call 03/15/25)(a)(b)	23,772	20,872,550
Level 3 Financing Inc.
3.40%, 03/01/27 (Call 01/01/27)(a)	5,755	5,328,451
3.63%, 01/15/29 (Call 01/15/24)(a)	6,295	3,214,825
3.75%, 07/15/29 (Call 01/15/24)(a)	6,709	3,410,961
3.88%, 11/15/29 (Call 08/15/29)(a)	5,530	4,924,755
4.25%, 07/01/28 (Call 12/01/23)(a)	8,924	5,046,281
4.63%, 09/15/27 (Call 12/01/23)(a)	7,504	4,990,160
10.50%, 05/15/30 (Call 05/15/26)(a)	6,910	6,915,414
LogMeIn Inc., 5.50%, 09/01/27 (Call 12/01/23)(a)(b)	7,190	3,749,372

Security	Par (000)	Value

Telecommunications (continued)
Lumen Technologies Inc.
4.00%, 02/15/27 (Call 12/01/23)(a)	$11,623	$7,845,525
4.50%, 01/15/29 (Call 01/15/24)(a)	3,083	844,465
5.13%, 12/15/26 (Call 12/01/23)(a)	800	392,883
Series P, 7.60%, 09/15/39	2,663	772,270
Series U, 7.65%, 03/15/42	2,165	606,200
Millicom International Cellular SA
4.50%, 04/27/31 (Call 04/27/26)(a)(b)	6,192	4,670,471
5.13%, 01/15/28 (Call 12/01/23)(a)(b)	3,471	2,998,896
6.25%, 03/25/29 (Call 03/25/24)(a)(b)	5,200	4,519,029
Qwest Corp., 7.25%, 09/15/25	1,737	1,662,975
Rogers Communications Inc., 5.25%, 03/15/82 (Call 03/15/27), (5-year CMT + 3.590%)(a)(d)	5,875	5,168,382
Sable International Finance Ltd., 5.75%, 09/07/27 (Call 12/01/23)(a)(b)	4,396	3,983,575
Telecom Italia Capital SA
6.00%, 09/30/34	7,739	6,369,304
6.38%, 11/15/33	7,737	6,597,462
7.20%, 07/18/36(b)	7,747	6,698,151
7.72%, 06/04/38	7,926	6,996,756
Telesat Canada/Telesat LLC
4.88%, 06/01/27 (Call 11/16/23)(a)(b)	3,143	1,862,228
5.63%, 12/06/26 (Call 12/06/23)(a)(b)	3,975	2,537,203
6.50%, 10/15/27 (Call 11/16/23)(a)(b)	2,726	1,308,480
U.S. Cellular Corp., 6.70%, 12/15/33(b)	4,552	4,319,802
Viasat Inc., 7.50%, 05/30/31 (Call 05/30/26)(a)	6,030	3,946,936
ViaSat Inc.
5.63%, 09/15/25 (Call 11/13/23)(a)	5,336	4,957,091
5.63%, 04/15/27 (Call 11/13/23)(a)	4,357	3,803,748
6.50%, 07/15/28 (Call 12/01/23)(a)(b)	3,073	2,178,450
Viavi Solutions Inc., 3.75%, 10/01/29 (Call 10/01/24)(a)(b)	3,197	2,488,491
Vmed O2 UK Financing I PLC
4.25%, 01/31/31 (Call 01/31/26)(a)	10,630	8,361,844
4.75%, 07/15/31 (Call 07/15/26)(a)	10,642	8,565,808
Vodafone Group PLC
3.25%, 06/04/81 (Call 06/04/26), (5-year CMT + 2.447%)(b)(d)	3,810	3,344,502
4.13%, 06/04/81 (Call 03/04/31), (5-year CMT + 2.767%)(b)(d)	7,270	5,495,333
5.13%, 06/04/81 (Call 12/04/50), (5-year CMT + 3.073%)(b)(d)	7,261	4,612,660
7.00%, 04/04/79 (Call 01/04/29), (5-year USD Swap + 4.873%)(d)	16,252	15,714,415
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/28 (Call 12/01/23)(a)(b)	11,111	8,810,876
Zayo Group Holdings Inc.
4.00%, 03/01/27 (Call 12/01/23)(a)(b)	11,744	8,839,035
6.13%, 03/01/28 (Call 12/01/23)(a)(b)	8,392	5,559,267

		420,053,913

Textiles — 0.0%
Eagle Intermediate Global Holding BV/Eagle U.S. Finance LLC, 7.50%, 05/01/25 (Call 11/13/23)(a)(b)	4,938	3,283,770

Transportation — 0.3%
Cargo Aircraft Management Inc., 4.75%, 02/01/28 (Call 11/16/23)(a)(b)	4,449	3,926,242
Carriage Purchaser Inc., 7.88%, 10/15/29 (Call 10/15/24)(a)(b)	2,305	1,695,728

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) October 31, 2023	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Danaos Corp., 8.50%, 03/01/28 (Call 03/01/24)(a)(b)	$2,050	$2,037,476
First Student Bidco Inc./First Transit Parent Inc., 4.00%, 07/31/29 (Call 07/31/24)(a)(b)	4,554	3,665,970
Rand Parent LLC, 8.50%, 02/15/30 (Call 02/15/26)(a)(b)	6,594	6,021,615
Watco Cos. LLC/Watco Finance Corp., 6.50%, 06/15/27 (Call 12/01/23)(a)(b)	4,710	4,388,422
XPO CNW Inc., 6.70%, 05/01/34	2,311	2,137,444
XPO Escrow Sub LLC, 7.50%, 11/15/27 (Call 11/15/24)(a)	2,555	2,554,310
XPO Inc., 7.13%, 06/01/31 (Call 06/01/26)(a)(b)	3,068	2,988,984

		29,416,191

Trucking & Leasing — 0.2%
AerCap Global Aviation Trust, 6.50%, 06/15/45 (Call 06/15/25), (3-mo. SOFR + 4.562%)(a)(d) .	3,618	3,549,209
Fortress Transportation and Infrastructure Investors LLC
5.50%, 05/01/28 (Call 05/01/24)(a)	7,698	6,999,889
6.50%, 10/01/25 (Call 12/01/23)(a)	5,105	5,054,536
9.75%, 08/01/27 (Call 11/13/23)(a)(b)	3,138	3,228,218

		18,831,852

Water — 0.0%
Solaris Midstream Holdings LLC, 7.63%, 04/01/26 (Call 12/01/23)(a)	3,050	2,909,547

Total Corporate Bonds & Notes — 97.7% (Cost: $9,939,531,698)		8,803,528,957

Fixed Rate Loan Interests

Diversified Financial Services — 0.0%
Curo Group Holdings Corp., Term Loan, (6.00% Cash + 12.00% PIK), 18.00%, 08/02/27(c)	1,683	1,573,404

Total Fixed Rate Loan Interests — 0.0% (Cost: $1,647,377)		1,573,404

	Shares

Common Stocks

Health Care Technology — 0.0%
Quincy Health LLC(h)(i)	11,575	—

Security	Shares	Value

Professional Services — 0.0%
Affinion Group Inc.(i)	3,506	$—

Total Common Stocks — 0.0% (Cost $1,265,178)		—

Total Long-Term Investments — 97.7% (Cost: $9,942,444,253)		8,805,102,361

Short-Term Securities

Money Market Funds — 17.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(j)(k)(l)	1,557,473,253	1,558,096,242
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(j)(k)	55,170,000	55,170,000

Total Short-Term Securities — 17.9% (Cost: $1,612,450,885)		1,613,266,242

Total Investments — 115.6% (Cost: $11,554,895,138)		10,418,368,603

Liabilities in Excess of Other Assets — (15.6)%		(1,402,234,522)

Net Assets — 100.0%		$9,016,134,081

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Perpetual security with no stated maturity date.
(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.
(l)	All or a portion of this security was purchased with the cash collateral from loaned securities.

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Broad USD High Yield Corporate Bond ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,604,262,705	$—	$(47,280,454	)(a)	$159,132	$954,859	$1,558,096,242	1,557,473,253	$14,776,153	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	157,140,000	—	(101,970,000	)(a)	—	—	55,170,000	55,170,000	2,918,008		155

					$159,132	$954,859	$1,613,266,242		$17,694,161		$155

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$8,803,528,957	$—	$8,803,528,957
Fixed Rate Loan Interests	—	1,573,404	—	1,573,404
Common Stocks	—	—	—	—
Short-Term Securities
Money Market Funds	1,613,266,242	—	—	1,613,266,242

	$1,613,266,242	$8,805,102,361	$—	$10,418,368,603

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments October 31, 2023	iShares® ESG Advanced High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 1.4%
Advantage Sales & Marketing Inc., 6.50%, 11/15/28 (Call 11/15/23)(a)	$185	$150,661
Clear Channel Outdoor Holdings Inc.
5.13%, 08/15/27 (Call 12/01/23)(a)(b)	290	257,636
7.50%, 06/01/29 (Call 06/01/24)(a)(b)	235	171,260
7.75%, 04/15/28 (Call 04/15/24)(a)	245	187,729
9.00%, 09/15/28 (Call 09/15/25)(b)	160	155,853
Outfront Media Capital LLC/Outfront Media Capital Corp.
4.25%, 01/15/29 (Call 01/15/24)(a)	125	101,866
4.63%, 03/15/30 (Call 03/15/25)(a)(b)	105	84,716
5.00%, 08/15/27 (Call 11/13/23)(a)(b)	155	138,084
6.25%, 06/15/25 (Call 12/01/23)(a)	85	83,909
Stagwell Global LLC, 5.63%, 08/15/29 (Call 08/15/24)(a)	245	202,453

		1,534,167

Aerospace & Defense — 3.3%
Howmet Aerospace Inc.
3.00%, 01/15/29 (Call 11/15/28)	165	139,113
5.90%, 02/01/27	135	133,163
5.95%, 02/01/37	150	137,282
6.88%, 05/01/25 (Call 04/01/25)	135	135,570
Spirit AeroSystems Inc.
4.60%, 06/15/28 (Call 03/15/28)(b)	165	130,759
7.50%, 04/15/25 (Call 12/01/23)(a)	270	269,305
9.38%, 11/30/29 (Call 11/30/25)(a)(b)	210	215,726
TransDigm Inc.
4.63%, 01/15/29 (Call 01/15/24)	220	189,547
4.88%, 05/01/29 (Call 05/01/24)	140	121,510
5.50%, 11/15/27 (Call 12/01/23)	460	428,620
6.25%, 03/15/26 (Call 12/01/23)(a)	710	694,202
6.75%, 08/15/28 (Call 02/15/25)(a)	380	369,309
6.88%, 12/15/30 (Call 08/18/26)(a)(b)	250	241,842
7.50%, 03/15/27 (Call 12/01/23)	90	89,858
Triumph Group Inc.
7.75%, 08/15/25 (Call 12/01/23)(b)	115	109,259
9.00%, 03/15/28 (Call 03/15/25)(a)	275	266,158

		3,671,223

Agriculture — 0.3%
Darling Ingredients Inc.
5.25%, 04/15/27 (Call 11/13/23)(a)	125	118,979
6.00%, 06/15/30 (Call 06/15/25)(a)(b)	212	197,552

		316,531

Airlines — 0.7%
Air Canada, 3.88%, 08/15/26 (Call 02/15/26)(a)	275	250,344
Allegiant Travel Co., 7.25%, 08/15/27 (Call 08/15/24)(a)	120	109,092
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26 (Call 01/20/24)(a)	280	206,832
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25 (Call 11/14/23)(a)	265	195,901

		762,169

Apparel — 0.6%
Hanesbrands Inc.
4.88%, 05/15/26 (Call 02/15/26)(a)(b)	195	179,256
9.00%, 02/15/31 (Call 02/15/26)(a)(b)	150	139,469

Security	Par (000)	Value

Apparel (continued)
Kontoor Brands Inc., 4.13%, 11/15/29 (Call 11/15/24)(a)	$99	$81,959
Under Armour Inc., 3.25%, 06/15/26 (Call 03/15/26)	145	131,997
Wolverine World Wide Inc., 4.00%, 08/15/29 (Call 08/15/24)(a)	130	96,805

		629,486

Auto Manufacturers — 0.3%
Aston Martin Capital Holdings Ltd., 10.50%, 11/30/25 (Call 11/01/24)(a)	275	273,281
Wabash National Corp., 4.50%, 10/15/28 (Call 10/15/24)(a)	100	82,821

		356,102

Auto Parts & Equipment — 1.2%
Adient Global Holdings Ltd.
4.88%, 08/15/26 (Call 12/01/23)(a)	200	186,244
7.00%, 04/15/28 (Call 04/15/25)(a)	110	108,715
8.25%, 04/15/31 (Call 04/15/26)(a)(b)	100	97,721
American Axle & Manufacturing Inc.
5.00%, 10/01/29 (Call 10/01/24)(b)	135	106,529
6.50%, 04/01/27 (Call 12/01/23)(b)	130	122,620
6.88%, 07/01/28 (Call 11/13/23)	80	71,124
Dana Inc.
4.25%, 09/01/30 (Call 05/01/26)	95	75,335
5.38%, 11/15/27 (Call 11/13/23)(b)	110	101,156
5.63%, 06/15/28 (Call 11/13/23)(b)	85	77,016
Tenneco Inc., 8.00%, 11/17/28 (Call 11/17/24)(a)	425	341,063

		1,287,523

Banks — 0.8%
Dresdner Funding Trust I, 8.15%, 06/30/31 (Call 06/30/29)(a)	225	235,330
Intesa Sanpaolo SpA
4.20%, 06/01/32 (Call 06/01/31), (1-year CMT + 2.600%)(a)(c)	175	124,744
4.95%, 06/01/42 (Call 06/01/41), (1-year CMT + 2.750%)(a)(c)	200	118,131
5.71%, 01/15/26(a)	200	189,840
Pacific Western Bank, 3.25%, 05/01/31 (Call 05/01/26), (3-mo. SOFR + 2.520%)(c)	100	73,996
Western Alliance Bancorp., 3.00%, 06/15/31 (Call 06/15/26), (3-mo. SOFR + 2.250%)(c)	150	115,241

		857,282

Beverages — 0.1%
Primo Water Holdings Inc., 4.38%, 04/30/29 (Call 04/30/24)(a)	185	156,368

Building Materials — 1.4%
Boise Cascade Co., 4.88%, 07/01/30 (Call 07/01/25)(a)	80	68,811
Builders FirstSource Inc.
4.25%, 02/01/32 (Call 08/01/26)(a)(b)	305	242,790
5.00%, 03/01/30 (Call 03/01/25)(a)	135	118,069
6.38%, 06/15/32 (Call 06/15/27)(a)(b)	145	132,895
Camelot Return Merger Sub Inc., 8.75%, 08/01/28 (Call 08/01/24)(a)	180	168,065
Griffon Corp., 5.75%, 03/01/28 (Call 12/01/23)	230	207,745
James Hardie International Finance DAC, 5.00%, 01/15/28 (Call 12/01/23)(a)	100	92,709
Jeld-Wen Inc., 4.88%, 12/15/27 (Call 12/01/23)(a)(b)	75	63,921
Knife River Holding Co., 7.75%, 05/01/31 (Call 05/01/26)(a)	100	99,647

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® ESG Advanced High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Building Materials (continued)
Masonite International Corp., 5.38%, 02/01/28 (Call 12/01/23)(a)	$100	$92,107
PGT Innovations Inc., 4.38%, 10/01/29 (Call 10/01/24)(a)(b)	150	139,990
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29 (Call 11/13/23)(a)	150	136,009

		1,562,758

Chemicals — 1.5%
Avient Corp.
5.75%, 05/15/25 (Call 12/01/23)(a)	155	151,759
7.13%, 08/01/30 (Call 08/01/25)(a)(b)	170	164,267
Axalta Coating Systems LLC, 3.38%, 02/15/29 (Call 02/15/24)(a)	150	123,633
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27 (Call 12/04/23)(a)	125	115,120
Element Solutions Inc., 3.88%, 09/01/28 (Call 12/01/23)(a)(b)	170	144,675
Ingevity Corp., 3.88%, 11/01/28 (Call 12/01/23)(a)	120	98,275
Methanex Corp.
5.13%, 10/15/27 (Call 04/15/27)	170	155,240
5.25%, 12/15/29 (Call 09/15/29)	150	132,891
Rain Carbon Inc., 12.25%, 09/01/29 (Call 03/01/26)(a) .	100	101,753
Rayonier AM Products Inc., 7.63%, 01/15/26 (Call 01/15/24)(a)	119	101,065
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc., 5.13%, 04/01/29 (Call 04/01/24)(a)	110	46,352
Tronox Inc., 4.63%, 03/15/29 (Call 03/15/24)(a)(b)	260	204,139
Valvoline Inc., 3.63%, 06/15/31 (Call 06/15/26)(a)	125	95,067

		1,634,236

Commercial Services — 6.5%
ADT Security Corp. (The)
4.13%, 08/01/29 (Call 08/01/28)(a)(b)	235	201,647
4.88%, 07/15/32(a)	160	133,799
AMN Healthcare Inc., 4.63%, 10/01/27 (Call 12/01/23)(a)	115	103,139
APX Group Inc.
5.75%, 07/15/29 (Call 07/15/24)(a)(b)	190	158,687
6.75%, 02/15/27 (Call 12/01/23)(a)	135	130,405
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
4.75%, 04/01/28 (Call 04/01/24)(a)(b)	105	90,499
5.38%, 03/01/29 (Call 03/01/24)(a)(b)	130	111,416
5.75%, 07/15/27 (Call 11/13/23)(a)	100	91,794
Block Inc.
2.75%, 06/01/26 (Call 05/01/26)	220	198,102
3.50%, 06/01/31 (Call 03/01/31)(b)	235	181,824
Brink’s Co. (The)
4.63%, 10/15/27 (Call 12/01/23)(a)	143	129,572
5.50%, 07/15/25 (Call 12/01/23)(a)	95	92,620
Carriage Services Inc., 4.25%, 05/15/29 (Call 05/15/24)(a)(b)	85	69,506
Cimpress PLC, 7.00%, 06/15/26 (Call 11/16/23)	150	138,754
Deluxe Corp., 8.00%, 06/01/29 (Call 06/01/24)(a)	95	75,186
Gartner Inc.
3.63%, 06/15/29 (Call 06/15/24)(a)	89	75,134
3.75%, 10/01/30 (Call 10/01/25)(a)	128	106,395
4.50%, 07/01/28 (Call 12/01/23)(a)	112	100,815
Herc Holdings Inc., 5.50%, 07/15/27 (Call 12/01/23)(a)(b)	280	263,450

Security	Par (000)	Value

Commercial Services (continued)
Hertz Corp. (The)
4.63%, 12/01/26 (Call 12/01/23)(a)(b)	$110	$92,845
5.00%, 12/01/29 (Call 12/01/24)(a)(b)	230	165,343
Korn Ferry, 4.63%, 12/15/27 (Call 12/01/23)(a)	100	91,273
Mobius Merger Sub Inc., 9.00%, 06/01/30 (Call 06/01/26)(a)	100	89,460
MPH Acquisition Holdings LLC
5.50%, 09/01/28 (Call 09/01/24)(a)	250	208,825
5.75%, 11/01/28 (Call 12/01/23)(a)(b)	225	167,825
NESCO Holdings II Inc., 5.50%, 04/15/29 (Call 04/15/24)(a)	200	171,918
Picasso Finance Sub Inc., 6.13%, 06/15/25 (Call 11/16/23)(a)	129	127,067
Prime Security Services Borrower LLC/Prime Finance Inc.
3.38%, 08/31/27 (Call 08/31/26)(a)	225	198,962
5.75%, 04/15/26(a)	320	310,576
6.25%, 01/15/28 (Call 12/01/23)(a)(b)	295	273,827
Sabre GLBL Inc., 11.25%, 12/15/27 (Call 06/15/25)(a)	110	97,888
Sabre Global Inc., 8.63%, 06/01/27 (Call 03/01/25)(a)	200	166,342
Service Corp. International/U.S.
3.38%, 08/15/30 (Call 08/15/25)(b)	185	148,169
4.00%, 05/15/31 (Call 05/15/26)	170	137,683
4.63%, 12/15/27 (Call 12/01/23)	135	125,105
5.13%, 06/01/29 (Call 06/01/24)	185	170,191
Sotheby’s, 7.38%, 10/15/27 (Call 11/13/23)(a)	200	178,636
TriNet Group Inc.
3.50%, 03/01/29 (Call 03/01/24)(a)(b)	100	82,687
7.13%, 08/15/31 (Call 08/15/26)(a)	95	92,054
United Rentals North America Inc.
3.75%, 01/15/32 (Call 07/15/26)	170	135,256
3.88%, 11/15/27 (Call 11/13/23)	170	156,373
3.88%, 02/15/31 (Call 08/15/25)	250	205,390
4.00%, 07/15/30 (Call 07/15/25)	175	147,097
4.88%, 01/15/28 (Call 11/13/23)	380	353,047
5.25%, 01/15/30 (Call 01/15/25)	175	160,041
5.50%, 05/15/27 (Call 12/01/23)(b)	105	101,344
Williams Scotsman Inc., 7.38%, 10/01/31 (Call 10/01/26)(a)	110	108,490
Williams Scotsman International Inc., 4.63%, 08/15/28 (Call 12/01/23)(a)	101	89,777
WW International Inc., 4.50%, 04/15/29 (Call 04/15/24)(a)(b)	125	78,107
ZipRecruiter Inc., 5.00%, 01/15/30 (Call 01/15/25)(a)(b).	119	92,862

		7,177,204

Computers — 1.8%
ASGN Inc., 4.63%, 05/15/28 (Call 12/01/23)(a)	135	119,883
Condor Merger Sub Inc., 7.38%, 02/15/30 (Call 02/15/25)(a)	470	375,834
Crowdstrike Holdings Inc., 3.00%, 02/15/29 (Call 02/15/24)	185	155,459
NCR Corp.
5.00%, 10/01/28 (Call 12/01/23)(a)	160	138,219
5.13%, 04/15/29 (Call 04/15/24)(a)	265	227,953
5.25%, 10/01/30 (Call 10/01/25)(a)	100	82,801
Seagate HDD Cayman
4.09%, 06/01/29 (Call 03/01/29)(b)	100	86,473
4.75%, 01/01/25	120	117,473
4.88%, 06/01/27 (Call 03/01/27)	100	93,938
5.75%, 12/01/34 (Call 06/01/34)	100	84,401
8.25%, 12/15/29 (Call 07/15/26)(a)(b)	125	127,254

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) October 31, 2023	iShares® ESG Advanced High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
8.50%, 07/15/31 (Call 07/15/26)(a)(b)	$110	$112,025
9.63%, 12/01/32 (Call 12/01/27)(a)	186	199,246
Unisys Corp., 6.88%, 11/01/27 (Call 12/01/23)(a)(b)	115	84,915

		2,005,874

Cosmetics & Personal Care — 0.7%
Coty Inc.
5.00%, 04/15/26 (Call 12/01/23)(a)	200	191,577
6.50%, 04/15/26 (Call 12/01/23)(a)	100	98,630
Coty Inc./HFC Prestige Products Inc./HFC Prestige International U.S. LLC
4.75%, 01/15/29 (Call 01/15/25)(a)	125	110,609
6.63%, 07/15/30 (Call 07/16/26)(a)	175	167,516
Edgewell Personal Care Co.
4.13%, 04/01/29 (Call 04/01/24)(a)	125	104,920
5.50%, 06/01/28 (Call 12/01/23)(a)	165	150,610

		823,862

Distribution & Wholesale — 0.5%
H&E Equipment Services Inc., 3.88%, 12/15/28 (Call 12/15/23)(a)	275	233,000
Ritchie Bros Holdings Inc.
6.75%, 03/15/28 (Call 03/15/25)(a)	140	137,965
7.75%, 03/15/31 (Call 03/15/26)(a)	185	185,707

		556,672

Diversified Financial Services — 4.6%
Ally Financial Inc.
5.75%, 11/20/25 (Call 10/21/25)(b)	255	243,700
6.70%, 02/14/33 (Call 11/16/32)	100	84,124
Burford Capital Global Finance LLC
6.25%, 04/15/28 (Call 04/15/24)(a)	100	91,177
9.25%, 07/01/31 (Call 07/01/26)(a)	75	74,182
Coinbase Global Inc.
3.38%, 10/01/28 (Call 10/01/24)(a)	235	172,773
3.63%, 10/01/31 (Call 10/01/26)(a)	155	105,415
Credit Acceptance Corp.
5.13%, 12/31/24 (Call 11/13/23)(a)	100	96,759
6.63%, 03/15/26 (Call 11/13/23)(b)	85	80,904
Forward Air Corp., 9.50%, 10/15/31 (Call 10/15/26)(a)	45	43,868
goeasy Ltd., 5.38%, 12/01/24 (Call 12/01/23)(a)	135	132,499
Nationstar Mortgage Holdings Inc.
5.13%, 12/15/30 (Call 12/15/25)(a)	155	125,969
5.50%, 08/15/28 (Call 12/01/23)(a)	208	183,699
5.75%, 11/15/31 (Call 11/15/26)(a)	130	107,629
6.00%, 01/15/27 (Call 12/01/23)(a)	120	111,685
OneMain Finance Corp.
3.50%, 01/15/27 (Call 01/15/24)(b)	165	139,681
3.88%, 09/15/28 (Call 09/15/24)	140	111,238
4.00%, 09/15/30 (Call 09/15/25)	205	150,152
5.38%, 11/15/29 (Call 05/15/29)	165	136,286
6.63%, 01/15/28 (Call 07/15/27)(b)	175	160,043
6.88%, 03/15/25	295	291,261
7.13%, 03/15/26(b)	380	369,289
9.00%, 01/15/29 (Call 07/15/25)(b)	115	112,165
PennyMac Financial Services Inc.
4.25%, 02/15/29 (Call 02/15/24)(a)	135	110,243
5.38%, 10/15/25 (Call 12/01/23)(a)	160	152,309
5.75%, 09/15/31 (Call 09/15/26)(a)(b)	130	106,549
PRA Group Inc., 8.38%, 02/01/28 (Call 02/01/25)(a)	75	61,716
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc.
2.88%, 10/15/26 (Call 12/01/23)(a)	270	235,246
3.63%, 03/01/29 (Call 03/01/24)(a)	165	134,157

Security	Par (000)	Value

Diversified Financial Services (continued)
3.88%, 03/01/31 (Call 03/01/26)(a)	$300	$231,907
4.00%, 10/15/33 (Call 10/15/27)(a)	185	136,030
SLM Corp.
3.13%, 11/02/26 (Call 10/02/26)(b)	110	96,113
4.20%, 10/29/25 (Call 09/29/25)	130	121,340
Synchrony Financial, 7.25%, 02/02/33 (Call 11/02/32)	160	135,833
United Wholesale Mortgage LLC
5.50%, 11/15/25 (Call 12/01/23)(a)	185	176,312
5.50%, 04/15/29 (Call 04/15/24)(a)	145	121,303
5.75%, 06/15/27 (Call 06/15/24)(a)	125	113,924

		5,057,480

Electrical Components & Equipment — 0.8%
Energizer Holdings Inc.
4.38%, 03/31/29 (Call 12/01/23)(a)(b)	170	139,460
4.75%, 06/15/28 (Call 12/01/23)(a)	145	124,555
WESCO Distribution Inc.
7.13%, 06/15/25 (Call 12/01/23)(a)	340	340,493
7.25%, 06/15/28 (Call 12/01/23)(a)	295	293,403

		897,911

Electronics — 1.0%
Atkore Inc., 4.25%, 06/01/31 (Call 06/01/26)(a)	75	61,982
II-VI Inc., 5.00%, 12/15/29 (Call 12/14/24)(a)(b)	215	182,658
Sensata Technologies BV
4.00%, 04/15/29 (Call 04/15/24)(a)	220	187,098
5.00%, 10/01/25(a)	145	141,184
5.63%, 11/01/24(a)	100	99,139
5.88%, 09/01/30 (Call 09/01/25)(a)	125	114,172
Sensata Technologies Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)	160	128,082
4.38%, 02/15/30 (Call 11/15/29)(a)	110	92,795
TTM Technologies Inc., 4.00%, 03/01/29 (Call 03/01/24)(a)	125	102,692

		1,109,802

Energy - Alternate Sources — 0.1%
Enviva Partners LP/Enviva Partners Finance Corp., 6.50%, 01/15/26 (Call 12/01/23)(a)(b)	150	105,406

Engineering & Construction — 0.7%
AECOM, 5.13%, 03/15/27 (Call 12/15/26)	230	216,879
Arcosa Inc., 4.38%, 04/15/29 (Call 04/15/24)(a)	95	83,069
Cellnex Finance Co. SA, 3.88%, 07/07/41 (Call 04/07/41)(a)	150	102,412
Dycom Industries Inc., 4.50%, 04/15/29 (Call 04/15/24)(a)(b)	120	103,607
TopBuild Corp.
3.63%, 03/15/29 (Call 03/15/24)(a)	100	83,648
4.13%, 02/15/32 (Call 10/15/26)(a)	100	79,296
Tutor Perini Corp., 6.88%, 05/01/25 (Call 11/16/23)(a)	100	86,021

		754,932

Entertainment — 2.2%
AMC Entertainment Holdings Inc.
7.50%, 02/15/29 (Call 02/15/25)(a)(b)	225	157,921
10.00%, 06/15/26 (Call 11/13/23)(a)	335	253,256
Cedar Fair LP, 5.25%, 07/15/29 (Call 07/15/24)(b)	109	93,968
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.38%, 04/15/27 (Call 12/01/23)	120	111,132
5.50%, 05/01/25 (Call 12/01/23)(a)	240	235,370
Cinemark USA Inc.
5.25%, 07/15/28 (Call 07/15/24)(a)	185	161,061

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® ESG Advanced High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Entertainment (continued)
5.88%, 03/15/26 (Call 12/01/23)(a)(b)	$100	$95,326
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29 (Call 04/15/24)(a)	170	111,664
Merlin Entertainments Ltd., 5.75%, 06/15/26 (Call 03/17/26)(a)	95	89,751
Motion Bondco DAC, 6.63%, 11/15/27 (Call 12/01/23)(a)(b)	100	89,492
Odeon Finco PLC, 12.75%, 11/01/27 (Call 11/01/24)(a)	75	75,169
SeaWorld Parks & Entertainment Inc., 5.25%, 08/15/29 (Call 08/15/24)(a)(b)	175	152,421
Six Flags Entertainment Corp.
5.50%, 04/15/27 (Call 12/01/23)(a)	110	100,122
7.25%, 05/15/31 (Call 05/15/26)(a)(b)	185	170,247
Vail Resorts Inc., 6.25%, 05/15/25 (Call 12/01/23)(a)	150	149,136
WMG Acquisition Corp.
3.00%, 02/15/31 (Call 02/15/26)(a)	175	135,966
3.75%, 12/01/29 (Call 12/01/24)(a)	125	104,920
3.88%, 07/15/30 (Call 07/15/25)(a)	130	108,416

		2,395,338

Environmental Control — 0.4%
Clean Harbors Inc.
4.88%, 07/15/27 (Call 12/01/23)(a)	129	120,397
6.38%, 02/01/31 (Call 02/01/26)(a)	125	118,980
Covanta Holding Corp.
4.88%, 12/01/29 (Call 12/01/24)(a)	160	125,173
5.00%, 09/01/30 (Call 09/01/25)	100	77,943

		442,493

Food — 2.2%
B&G Foods Inc.
5.25%, 09/15/27 (Call 12/01/23)(b)	134	110,285
8.00%, 09/15/28 (Call 09/15/25)(b)	120	117,012
Lamb Weston Holdings Inc.
4.13%, 01/31/30 (Call 01/31/25)(a)	235	199,717
4.38%, 01/31/32 (Call 01/31/27)(a)(b)	165	136,395
4.88%, 05/15/28 (Call 11/15/27)(a)	105	96,743
Post Holdings Inc.
4.50%, 09/15/31 (Call 09/15/26)(a)	250	202,927
4.63%, 04/15/30 (Call 04/15/25)(a)	325	272,697
5.50%, 12/15/29 (Call 12/15/24)(a)	290	257,229
5.63%, 01/15/28 (Call 11/16/23)(a)(b)	232	215,487
5.75%, 03/01/27 (Call 11/16/23)(a)	93	88,721
TreeHouse Foods Inc., 4.00%, 09/01/28 (Call 11/16/23)	125	102,676
U.S. Foods Inc.
4.63%, 06/01/30 (Call 06/01/25)(a)	110	93,988
4.75%, 02/15/29 (Call 02/15/24)(a)	205	180,611
6.88%, 09/15/28 (Call 09/15/25)	115	112,929
7.25%, 01/15/32 (Call 09/15/26)(a)	120	117,895
United Natural Foods Inc., 6.75%, 10/15/28 (Call 12/01/23)(a)	98	76,577

		2,381,889

Food Service — 0.3%
Aramark Services Inc.
5.00%, 04/01/25 (Call 12/01/23)(a)(b)	150	146,770
5.00%, 02/01/28 (Call 12/01/23)(a)	255	233,894

		380,664

Forest Products & Paper — 0.3%
Domtar Corp., 6.75%, 10/01/28 (Call 10/01/24)(a)	160	130,412
Glatfelter Corp., 4.75%, 11/15/29 (Call 11/01/24)(a)(b)	100	65,625

Security	Par (000)	Value

Forest Products & Paper (continued)
Mercer International Inc., 5.13%, 02/01/29 (Call 02/01/24)(b)	$190	$149,021

		345,058

Health Care - Products — 1.0%
Avantor Funding Inc.
3.88%, 11/01/29 (Call 11/01/24)(a)(b)	180	150,585
4.63%, 07/15/28 (Call 12/01/23)(a)	365	325,531
Embecta Corp., 5.00%, 02/15/30 (Call 02/15/27)(a)(b)	125	99,218
Hologic Inc.
3.25%, 02/15/29 (Call 12/01/23)(a)	235	197,338
4.63%, 02/01/28 (Call 12/01/23)(a)	85	77,617
Teleflex Inc.
4.25%, 06/01/28 (Call 12/01/23)(a)	115	101,691
4.63%, 11/15/27 (Call 11/16/23)	110	101,007

		1,052,987

Health Care - Services — 5.0%
Acadia Healthcare Co. Inc.
5.00%, 04/15/29 (Call 12/01/23)(a)	105	94,069
5.50%, 07/01/28 (Call 12/01/23)(a)(b)	115	106,286
Catalent Pharma Solutions Inc.
3.13%, 02/15/29 (Call 02/15/24)(a)(b)	115	91,042
3.50%, 04/01/30 (Call 04/01/25)(a)	155	121,701
5.00%, 07/15/27 (Call 12/01/23)(a)	120	107,199
Charles River Laboratories International Inc.
3.75%, 03/15/29 (Call 03/15/24)(a)	120	101,672
4.00%, 03/15/31 (Call 03/15/26)(a)(b)	125	102,066
4.25%, 05/01/28 (Call 11/16/23)(a)	114	101,460
CHS/Community Health Systems Inc.
4.75%, 02/15/31 (Call 02/15/26)(a)(b)	250	168,150
5.25%, 05/15/30 (Call 05/15/25)(a)	350	248,581
5.63%, 03/15/27 (Call 12/15/23)(a)	440	359,460
6.00%, 01/15/29 (Call 01/15/24)(a)	200	151,546
6.13%, 04/01/30 (Call 04/01/25)(a)	275	106,597
6.88%, 04/01/28 (Call 11/16/23)(a)	185	79,689
6.88%, 04/15/29 (Call 04/15/24)(a)	315	129,069
8.00%, 03/15/26 (Call 12/01/23)(a)	490	448,225
8.00%, 12/15/27 (Call 11/16/23)(a)(b)	150	127,428
DaVita Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)	350	251,728
4.63%, 06/01/30 (Call 06/01/25)(a)	635	497,854
Encompass Health Corp.
4.50%, 02/01/28 (Call 12/01/23)	175	157,764
4.63%, 04/01/31 (Call 04/01/26)	85	70,756
4.75%, 02/01/30 (Call 02/01/25)(b)	195	169,194
Fortrea Holdings Inc., 7.50%, 07/01/30 (Call 07/01/26)(a)(b)	125	120,829
HealthEquity Inc., 4.50%, 10/01/29 (Call 10/01/24)(a)	143	122,667
IQVIA Inc.
5.00%, 10/15/26 (Call 12/01/23)(a)	225	214,526
5.00%, 05/15/27 (Call 12/01/23)(a)	250	235,694
6.50%, 05/15/30 (Call 05/15/26)(a)	125	121,272
ModivCare Inc., 5.88%, 11/15/25 (Call 12/01/23)(a)(b)	110	104,740
Molina Healthcare Inc.
3.88%, 11/15/30 (Call 08/17/30)(a)	155	126,462
3.88%, 05/15/32 (Call 02/15/32)(a)	160	126,203
4.38%, 06/15/28 (Call 12/01/23)(a)	185	165,162
Pediatrix Medical Group Inc., 5.38%, 02/15/30 (Call 02/15/25)(a)(b)	85	73,366

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) October 31, 2023	iShares® ESG Advanced High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
Select Medical Corp., 6.25%, 08/15/26 (Call 12/01/23)(a)(b)	$285	$277,264

		5,479,721

Holding Companies - Diversified — 0.2%
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29 (Call 04/15/24)(a)	220	188,156

Home Builders — 0.5%
Century Communities Inc.
3.88%, 08/15/29 (Call 02/15/29)(a)	120	96,881
6.75%, 06/01/27 (Call 12/01/23)	110	106,144
Taylor Morrison Communities Inc.
5.13%, 08/01/30 (Call 02/01/30)(a)	115	96,905
5.75%, 01/15/28 (Call 10/15/27)(a)	91	82,801
5.88%, 06/15/27 (Call 03/15/27)(a)	125	117,186
Thor Industries Inc., 4.00%, 10/15/29 (Call 10/15/24)(a)(b)	125	101,939

		601,856

Home Furnishings — 0.3%
Tempur Sealy International Inc.
3.88%, 10/15/31 (Call 10/15/26)(a)	195	146,126
4.00%, 04/15/29 (Call 04/15/24)(a)	180	147,632

		293,758

Household Products & Wares — 0.3%
ACCO Brands Corp., 4.25%, 03/15/29 (Call 03/15/24)(a)(b)	140	116,106
Central Garden & Pet Co.
4.13%, 10/15/30 (Call 10/15/25)(b)	120	97,778
4.13%, 04/30/31 (Call 04/30/26)(a)	85	67,793
Spectrum Brands Inc., 3.88%, 03/15/31 (Call 03/15/26)(a)(b)	125	100,304

		381,981

Housewares — 0.8%
Newell Brands Inc.
4.88%, 06/01/25 (Call 05/01/25)	125	120,046
5.20%, 04/01/26 (Call 01/01/26)	470	443,469
6.38%, 09/15/27 (Call 06/15/27)(b)	95	88,975
6.38%, 04/01/36 (Call 10/01/35)(b)	98	76,933
6.50%, 04/01/46 (Call 10/01/45)(b)	165	115,792
6.63%, 09/15/29 (Call 06/15/29)	100	92,074

		937,289

Insurance — 0.6%
Assurant Inc., 7.00%, 03/27/48 (Call 03/27/28), (3-mo. LIBOR US + 4.135%)(c)	95	91,038
Liberty Mutual Group Inc.
4.13%, 12/15/51 (Call 09/15/26), (5-year CMT + 3.315%)(a)(c)	100	79,596
4.30%, 02/01/61 (Call 02/01/26)(a)	180	93,789
7.80%, 03/07/87(a)	105	100,806
MGIC Investment Corp., 5.25%, 08/15/28 (Call 11/16/23)	155	143,069
NMI Holdings Inc., 7.38%, 06/01/25 (Call 03/30/25)(a)	100	100,184

		608,482

Internet — 1.9%
Cablevision Lightpath LLC
3.88%, 09/15/27 (Call 11/13/23)(a)	85	69,338
5.63%, 09/15/28 (Call 11/13/23)(a)	100	75,001
Cars.com Inc., 6.38%, 11/01/28 (Call 12/01/23)(a)	100	89,005
Cogent Communications Group Inc.
3.50%, 05/01/26 (Call 02/01/26)(a)	110	100,268

Security	Par (000)	Value

Internet (continued)
7.00%, 06/15/27 (Call 06/15/24)(a)	$104	$99,434
Gen Digital Inc., 5.00%, 04/15/25 (Call 11/13/23)(a)	250	243,159
Go Daddy Operating Co. LLC/GD Finance Co. Inc.
3.50%, 03/01/29 (Call 03/01/24)(a)	200	168,205
5.25%, 12/01/27 (Call 12/01/23)(a)	140	132,155
GrubHub Holdings Inc., 5.50%, 07/01/27 (Call 11/13/23)(a)(b)	105	77,464
NortonLifeLock Inc.
6.75%, 09/30/27 (Call 09/30/24)(a)	195	189,996
7.13%, 09/30/30 (Call 09/30/25)(a)(b)	135	131,396
Rakuten Group Inc.
5.13%, (Call 04/22/26), (5-year CMT + 4.578%)(a)(c)(d)	175	127,631
6.25%, (Call 04/22/31), (5-year CMT + 4.956%)(a)(c)(d)	225	142,327
10.25%, 11/30/24 (Call 11/28/23)(a)	235	238,059
TripAdvisor Inc., 7.00%, 07/15/25 (Call 11/13/23)(a)	110	109,253
Ziff Davis Inc., 4.63%, 10/15/30 (Call 10/15/25)(a)(b)	115	96,268

		2,088,959

Iron & Steel — 1.2%
ATI Inc., 7.25%, 08/15/30 (Call 08/15/26)(b)	95	91,500
Carpenter Technology Corp., 6.38%, 07/15/28 (Call 12/01/23)	85	80,754
Cleveland-Cliffs Inc.
5.88%, 06/01/27 (Call 12/01/23)	110	104,918
6.75%, 03/15/26 (Call 12/01/23)(a)	200	199,225
6.75%, 04/15/30 (Call 04/15/26)(a)(b)	180	167,094
Mineral Resources Ltd.
8.00%, 11/01/27 (Call 11/01/24)(a)	130	125,991
8.13%, 05/01/27 (Call 12/01/23)(a)	175	170,006
8.50%, 05/01/30 (Call 05/01/25)(a)	150	144,320
9.25%, 10/01/28 (Call 10/01/25)(a)	270	269,551

		1,353,359

Leisure Time — 3.2%
Life Time Inc.
5.75%, 01/15/26 (Call 12/01/23)(a)	235	227,719
8.00%, 04/15/26 (Call 12/01/23)(a)(b)	100	97,610
NCL Corp. Ltd.
3.63%, 12/15/24 (Call 11/14/23)(a)	135	127,701
5.88%, 03/15/26 (Call 12/15/25)(a)(b)	325	292,215
5.88%, 02/15/27 (Call 02/15/24)(a)	235	216,319
7.75%, 02/15/29 (Call 11/15/28)(a)	150	130,892
8.13%, 01/15/29 (Call 01/15/26)(a)	190	185,743
8.38%, 02/01/28 (Call 02/01/25)(a)	145	143,278
NCL Finance Ltd., 6.13%, 03/15/28 (Call 12/15/27)(a)(b)	105	87,728
Royal Caribbean Cruises Ltd.
3.70%, 03/15/28 (Call 12/15/27)(b)	120	102,291
4.25%, 07/01/26 (Call 01/01/26)(a)	155	142,632
5.38%, 07/15/27 (Call 10/15/26)(a)	217	200,002
5.50%, 08/31/26 (Call 02/28/26)(a)	215	203,221
5.50%, 04/01/28 (Call 10/01/27)(a)	360	328,280
7.25%, 01/15/30 (Call 12/15/25)(a)	160	158,135
8.25%, 01/15/29 (Call 04/01/25)(a)	225	230,789
9.25%, 01/15/29 (Call 04/01/25)(a)(b)	225	235,192
11.50%, 06/01/25 (Call 11/07/23)(a)	118	124,810
11.63%, 08/15/27 (Call 08/15/24)(a)	290	314,565

		3,549,122

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® ESG Advanced High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Lodging — 2.1%
Hilton Domestic Operating Co. Inc. 3.63%, 02/15/32 (Call 08/15/26)(a)	$355	$280,603
3.75%, 05/01/29 (Call 05/01/24)(a)(b)	180	155,139
4.00%, 05/01/31 (Call 05/01/26)(a)	250	206,563
4.88%, 01/15/30 (Call 01/15/25)	247	221,782
5.38%, 05/01/25 (Call 11/13/23)(a)	105	103,328
5.75%, 05/01/28 (Call 12/01/23)(a)	110	105,509
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.88%, 07/01/31 (Call 07/01/26)(a)	125	99,225
5.00%, 06/01/29 (Call 06/01/24)(a)	185	155,671
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27 (Call 11/16/23)	135	127,485
Marriott Ownership Resorts Inc., 4.50%, 06/15/29 (Call 06/15/24)(a)(b)	130	106,563
Studio City Finance Ltd. 5.00%, 01/15/29 (Call 01/15/24)(a)	250	179,159
6.00%, 07/15/25 (Call 12/01/23)(a)	90	84,822
6.50%, 01/15/28 (Call 12/01/23)(a)	125	102,280
Travel + Leisure Co. 4.50%, 12/01/29 (Call 09/01/29)(a)(b)	150	123,656
6.00%, 04/01/27 (Call 01/01/27)	100	93,353
6.63%, 07/31/26 (Call 04/30/26)(a)	150	146,009

		2,291,147

Machinery — 1.0%
Chart Industries Inc. 7.50%, 01/01/30 (Call 01/01/26)(a)(b)	335	329,145
9.50%, 01/01/31 (Call 01/01/26)(a)(b)	100	103,027
GrafTech Finance Inc., 4.63%, 12/15/28 (Call 12/15/23)(a)	110	80,744
GrafTech Global Enterprises Inc., 9.88%, 12/15/28 (Call 12/15/25)(a)(b)	100	89,502
Mueller Water Products Inc., 4.00%, 06/15/29 (Call 06/15/24)(a)(b)	111	95,103
SPX FLOW Inc., 8.75%, 04/01/30 (Call 04/01/25)(a)(b)	100	91,543
Terex Corp., 5.00%, 05/15/29 (Call 05/15/24)(a)	145	127,595
Vertiv Group Corp., 4.13%, 11/15/28 (Call 11/15/24)(a)	195	170,456

		1,087,115

Manufacturing — 0.3%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26 (Call 12/01/23)(a)(b)	125	122,155
Hillenbrand Inc., 5.75%, 06/15/25 (Call 11/13/23)	100	98,166
Trinity Industries Inc., 7.75%, 07/15/28 (Call 07/15/25)(a)	105	103,694

		324,015

Media — 10.8%
Cable One Inc., 4.00%, 11/15/30 (Call 11/15/25)(a)(b)	160	119,320
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 02/01/31 (Call 07/01/25)(a)	60	46,685
4.25%, 01/15/34 (Call 01/15/28)(a)	175	126,347
4.50%, 06/01/33 (Call 06/01/27)(a)	375	279,751
4.75%, 03/01/30 (Call 09/01/24)(a)	500	412,560
4.75%, 02/01/32 (Call 02/01/27)(a)(b)	350	273,230
5.13%, 05/01/27 (Call 12/01/23)(a)	275	252,987
5.38%, 06/01/29 (Call 06/01/24)(a)	75	65,640
5.50%, 05/01/26 (Call 12/01/23)(a)	50	47,839
6.38%, 09/01/29 (Call 09/01/25)(a)(b)	500	458,600
7.38%, 03/01/31 (Call 03/01/26)(a)	150	141,752
CSC Holdings LLC 3.38%, 02/15/31 (Call 02/15/26)(a)	200	128,111

Security	Par (000)	Value

Media (continued)
4.13%, 12/01/30 (Call 12/01/25)(a)	$225	$150,754
4.50%, 11/15/31 (Call 11/15/26)(a)	300	198,177
4.63%, 12/01/30 (Call 12/01/25)(a)	475	240,161
5.00%, 11/15/31 (Call 11/15/26)(a)	100	51,315
5.38%, 02/01/28 (Call 12/01/23)(a)	225	179,218
5.50%, 04/15/27 (Call 12/01/23)(a)	275	229,620
5.75%, 01/15/30 (Call 01/15/25)(a)	475	249,347
6.50%, 02/01/29 (Call 02/01/24)(a)	375	296,126
7.50%, 04/01/28 (Call 11/13/23)(a)(b)	225	144,915
11.25%, 05/15/28 (Call 05/15/25)(a)	200	190,830
Gray Escrow II Inc., 5.38%, 11/15/31 (Call 11/15/26)(a)(b)	290	181,861
Gray Television Inc. 4.75%, 10/15/30 (Call 10/15/25)(a)(b)	195	125,109
5.88%, 07/15/26 (Call 12/01/23)(a)(b)	175	155,899
7.00%, 05/15/27 (Call 11/13/23)(a)(b)	160	134,884
iHeartCommunications Inc. 4.75%, 01/15/28 (Call 12/01/23)(a)	120	84,925
5.25%, 08/15/27 (Call 11/16/23)(a)(b)	160	117,312
6.38%, 05/01/26 (Call 11/16/23)	195	158,913
8.38%, 05/01/27 (Call 11/16/23)(b)	220	134,792
Liberty Interactive LLC, 8.25%, 02/01/30	125	32,566
McGraw-Hill Education Inc. 5.75%, 08/01/28 (Call 08/01/24)(a)	205	172,875
8.00%, 08/01/29 (Call 08/01/24)(a)	175	145,243
Nexstar Media Inc. 4.75%, 11/01/28 (Call 11/13/23)(a)(b)	235	197,756
5.63%, 07/15/27 (Call 11/13/23)(a)	380	341,873
Scripps Escrow II Inc., 3.88%, 01/15/29 (Call 01/15/24)(a)(b)	110	83,440
Scripps Escrow Inc., 5.88%, 07/15/27 (Call 12/01/23)(a)(b)	100	74,779
Sinclair Television Group Inc. 4.13%, 12/01/30 (Call 12/01/25)(a)	185	116,190
5.50%, 03/01/30 (Call 12/01/24)(a)(b)	100	54,254
Sirius XM Radio Inc. 3.13%, 09/01/26 (Call 12/01/23)(a)(b)	230	206,416
3.88%, 09/01/31 (Call 09/01/26)(a)(b)	345	259,543
4.00%, 07/15/28 (Call 07/15/24)(a)	455	386,801
4.13%, 07/01/30 (Call 07/01/25)(a)	346	274,693
5.00%, 08/01/27 (Call 12/01/23)(a)	345	316,770
5.50%, 07/01/29 (Call 07/01/24)(a)	285	252,613
TEGNA Inc. 4.63%, 03/15/28 (Call 12/01/23)(b)	235	203,549
4.75%, 03/15/26 (Call 12/01/23)(a)	120	112,540
5.00%, 09/15/29 (Call 09/15/24)(b)	245	205,713
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28 (Call 11/13/23)(a)	200	176,178
Univision Communications Inc. 4.50%, 05/01/29 (Call 05/01/24)(a)	245	194,805
5.13%, 02/15/25 (Call 11/13/23)(a)	231	225,687
6.63%, 06/01/27 (Call 11/13/23)(a)	345	315,125
7.38%, 06/30/30 (Call 06/30/25)(a)	205	180,774
8.00%, 08/15/28 (Call 08/15/25)(a)	105	99,333
UPC Broadband Finco BV, 4.88%, 07/15/31 (Call 07/15/26)(a)	305	242,158
UPC Holding BV, 5.50%, 01/15/28 (Call 11/13/23)(a)	110	96,131
Videotron Ltd. 3.63%, 06/15/29 (Call 06/15/24)(a)	130	109,692
5.13%, 04/15/27 (Call 12/01/23)(a)	130	122,468

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) October 31, 2023	iShares® ESG Advanced High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Virgin Media Finance PLC, 5.00%, 07/15/30 (Call 07/15/25)(a)	$200	$157,251
Virgin Media Secured Finance PLC 4.50%, 08/15/30 (Call 08/15/25)(a)	200	164,842
5.50%, 05/15/29 (Call 05/15/24)(a)	325	287,749
VZ Secured Financing BV, 5.00%, 01/15/32 (Call 01/15/27)(a)	350	265,960
Ziggo Bond Co. BV 5.13%, 02/28/30 (Call 02/15/25)(a)	100	72,828
6.00%, 01/15/27 (Call 12/01/23)(a)	160	146,471
Ziggo BV, 4.88%, 01/15/30 (Call 10/15/24)(a)	225	179,947

		11,851,993

Metal Fabricate & Hardware — 0.1%
Advanced Drainage Systems Inc., 6.38%, 06/15/30 (Call 07/15/25)(a)(b)	110	104,238

Mining — 1.4%
Compass Minerals International Inc., 6.75%, 12/01/27 (Call 11/13/23)(a)	120	113,064
Constellium SE, 3.75%, 04/15/29 (Call 04/15/24)(a)	125	102,824
FMG Resources August 2006 Pty Ltd. 4.38%, 04/01/31 (Call 01/01/31)(a)	345	278,084
4.50%, 09/15/27 (Call 06/15/27)(a)	135	121,456
FMG Resources August Pty. Ltd. 5.88%, 04/15/30 (Call 01/15/30)(a)	170	152,364
6.13%, 04/15/32 (Call 01/15/32)(a)(b)	170	150,170
Hecla Mining Co., 7.25%, 02/15/28 (Call 11/16/23)	125	120,113
Kaiser Aluminum Corp. 4.50%, 06/01/31 (Call 06/01/26)(a)(b)	110	81,278
4.63%, 03/01/28 (Call 12/01/23)(a)	125	104,217
New Gold Inc., 7.50%, 07/15/27 (Call 12/01/23)(a)	100	94,143
Perenti Finance Pty Ltd., 6.50%, 10/07/25 (Call 12/01/23)(a)	100	97,684
Taseko Mines Ltd., 7.00%, 02/15/26 (Call 12/01/23)(a)(b)	95	86,639

		1,502,036

Office & Business Equipment — 0.3%
Xerox Holdings Corp. 5.00%, 08/15/25 (Call 07/15/25)(a)	190	174,786
5.50%, 08/15/28 (Call 07/15/28)(a)	160	123,633

		298,419

Office Furnishings — 0.1%
Steelcase Inc., 5.13%, 01/18/29 (Call 10/18/28)	90	79,288

Packaging & Containers — 3.5%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.25%, 09/01/28 (Call 05/15/24)(a)	150	122,494
4.00%, 09/01/29 (Call 05/15/24)(a)(b)	250	187,477
6.00%, 06/15/27 (Call 06/15/24)(a)	125	118,265
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc. 4.13%, 08/15/26 (Call 11/13/23)(a)	275	242,720
5.25%, 08/15/27 (Call 12/01/23)(a)	425	309,328
Ball Corp. 2.88%, 08/15/30 (Call 05/15/30)	290	226,064
3.13%, 09/15/31 (Call 06/15/31)(b)	210	162,375
4.88%, 03/15/26 (Call 12/15/25)	160	154,135
5.25%, 07/01/25(b)	245	241,202
6.00%, 06/15/29 (Call 05/15/26)(b)	220	210,709
6.88%, 03/15/28 (Call 11/15/24)	160	159,749

Security	Par (000)	Value

Packaging & Containers (continued)
Berry Global Inc., 5.63%, 07/15/27 (Call 12/01/23)(a)(b)	$110	$105,122
Cascades Inc./Cascades USA Inc., 5.38%, 01/15/28 (Call 12/01/23)(a)	85	77,004
OI European Group BV, 4.75%, 02/15/30 (Call 11/15/24)(a)(b)	80	68,055
Owens-Brockway Glass Container Inc. 6.63%, 05/13/27 (Call 12/01/23)(a)	140	133,184
7.25%, 05/15/31 (Call 05/15/26)(a)	165	150,987
Sealed Air Corp. 4.00%, 12/01/27 (Call 09/01/27)(a)	85	75,589
5.00%, 04/15/29 (Call 04/15/25)(a)(b)	105	93,510
5.13%, 12/01/24 (Call 09/01/24)(a)	110	108,104
5.50%, 09/15/25 (Call 06/15/25)(a)	75	73,011
6.88%, 07/15/33(a)(b)	110	103,652
Sealed Air Corp./Sealed Air Corp. US, 6.13%, 02/01/28 (Call 02/01/25)(a)	170	161,692
Silgan Holdings Inc., 4.13%, 02/01/28 (Call 11/16/23)	140	124,649
TriMas Corp., 4.13%, 04/15/29 (Call 04/15/24)(a)	100	83,808
Trivium Packaging Finance BV 5.50%, 08/15/26 (Call 12/01/23)(a)	250	226,898
8.50%, 08/15/27 (Call 11/13/23)(a)	150	125,247

		3,845,030

Pharmaceuticals — 4.1%
180 Medical Inc., 3.88%, 10/15/29 (Call 10/07/24)(a)	110	91,982
AdaptHealth LLC 4.63%, 08/01/29 (Call 02/01/24)(a)	120	89,722
5.13%, 03/01/30 (Call 03/01/25)(a)(b)	120	91,289
Bausch Health Americas Inc. 8.50%, 01/31/27 (Call 12/01/23)(a)(b)	155	69,641
9.25%, 04/01/26 (Call 12/01/23)(a)	175	153,936
Bausch Health Companies Inc. 4.88%, 06/01/28 (Call 06/01/24)(a)	360	178,823
5.00%, 01/30/28 (Call 11/16/23)(a)(b)	100	36,811
5.00%, 02/15/29 (Call 02/15/24)(a)	110	38,522
5.25%, 01/30/30 (Call 01/30/25)(a)	175	60,637
5.25%, 02/15/31 (Call 02/15/26)(a)(b)	100	35,000
5.50%, 11/01/25 (Call 12/01/23)(a)	375	324,527
5.75%, 08/15/27 (Call 11/16/23)(a)	100	53,049
6.13%, 02/01/27 (Call 02/01/24)(a)	220	122,581
6.25%, 02/15/29 (Call 02/15/24)(a)(b)	200	72,778
9.00%, 12/15/25 (Call 12/01/23)(a)	225	196,523
11.00%, 09/30/28(a)	410	250,062
Elanco Animal Health Inc., 6.65%, 08/28/28 (Call 05/28/28)(b)	175	167,368
Grifols Escrow Issuer SA, 4.75%, 10/15/28 (Call 10/15/24)(a)(b)	165	138,280
Herbalife Nutrition Ltd./HLF Financing Inc., 7.88%, 09/01/25 (Call 12/01/23)(a)	130	122,308
HLF Financing Sarl LLC/Herbalife International Inc., 4.88%, 06/01/29 (Call 06/01/24)(a)(b)	145	99,025
Jazz Securities DAC, 4.38%, 01/15/29 (Call 07/15/24)(a)	360	312,903
Option Care Health Inc., 4.38%, 10/31/29 (Call 10/31/24)(a)	100	83,906
Organon & Co./Organon Foreign Debt Co.-Issuer BV 4.13%, 04/30/28 (Call 04/30/24)(a)	485	418,990
5.13%, 04/30/31 (Call 04/30/26)(a)(b)	450	351,627
Owens & Minor Inc. 4.50%, 03/31/29 (Call 03/31/24)(a)(b)	100	80,620
6.63%, 04/01/30 (Call 04/01/25)(a)(b)	140	122,910

62	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® ESG Advanced High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Perrigo Finance Unlimited Co. 3.90%, 12/15/24 (Call 09/15/24)	$175	$169,975
4.38%, 03/15/26 (Call 12/15/25)	150	140,839
4.65%, 06/15/30 (Call 03/15/30)	175	146,170
PRA Health Sciences Inc., 2.88%, 07/15/26 (Call 12/01/23)(a)	125	114,784
Prestige Brands Inc. 3.75%, 04/01/31 (Call 04/01/26)(a)	125	99,434
5.13%, 01/15/28 (Call 12/01/23)(a)	100	92,344

		4,527,366

Real Estate — 1.1%
Anywhere Real Estate Group LLC/Anywhere Co.-Issuer Corp., 7.00%, 04/15/30 (Call 04/15/25)(a)	357	280,452
Cushman & Wakefield U.S. Borrower LLC 6.75%, 05/15/28 (Call 12/01/23)(a)(b)	160	146,010
8.88%, 09/01/31 (Call 09/01/26)(a)(b)	80	75,878
Howard Hughes Corp. (The) 4.13%, 02/01/29 (Call 02/01/24)(a)	135	109,496
4.38%, 02/01/31 (Call 02/01/26)(a)(b)	160	122,924
5.38%, 08/01/28 (Call 12/01/23)(a)	180	158,397
Kennedy-Wilson Inc. 4.75%, 03/01/29 (Call 03/01/24)	145	110,013
4.75%, 02/01/30 (Call 09/01/24)	125	91,063
5.00%, 03/01/31 (Call 03/01/26)(b)	150	107,600
Realogy Group LLC/Realogy Co-Issuer Corp. 5.25%, 04/15/30 (Call 04/15/25)(a)	13	8,125
5.75%, 01/15/29 (Call 01/15/24)(a)	11	6,953

		1,216,911

Real Estate Investment Trusts — 6.0%
Apollo Commercial Real Estate Finance Inc., 4.63%, 06/15/29 (Call 06/15/24)(a)(b)	124	95,040
Brandywine Operating Partnership LP, 3.95%, 11/15/27 (Call 08/15/27)	100	83,000
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/27 (Call 12/01/23)(a)(b)	170	141,674
5.75%, 05/15/26 (Call 11/13/23)(a)	210	192,372
CTR Partnership LP/CareTrust Capital Corp., 3.88%, 06/30/28 (Call 03/30/28)(a)	100	84,698
HAT Holdings I LLC/HAT Holdings II LLC 3.38%, 06/15/26 (Call 03/15/26)(a)(b)	240	211,377
6.00%, 04/15/25 (Call 12/01/23)(a)(b)	90	87,467
Iron Mountain Inc. 4.50%, 02/15/31 (Call 02/15/26)(a)	259	212,047
4.88%, 09/15/27 (Call 11/13/23)(a)(b)	245	224,776
4.88%, 09/15/29 (Call 09/15/24)(a)(b)	220	191,726
5.00%, 07/15/28 (Call 11/13/23)(a)	105	94,053
5.25%, 03/15/28 (Call 11/13/23)(a)	200	183,087
5.25%, 07/15/30 (Call 07/15/25)(a)(b)	295	256,151
5.63%, 07/15/32 (Call 07/15/26)(a)(b)	130	111,068
7.00%, 02/15/29 (Call 08/15/25)(a)	220	213,510
Iron Mountain Information Management Services Inc., 5.00%, 07/15/32 (Call 07/15/27)(a)	175	143,332
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.25%, 02/01/27 (Call 12/01/23)(a)	150	131,713
4.75%, 06/15/29 (Call 06/15/24)(a)	150	120,894
MPT Operating Partnership LP/MPT Finance Corp. 3.50%, 03/15/31 (Call 03/15/26)	315	191,600

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
4.63%, 08/01/29 (Call 08/01/24)	$195	$135,508
5.00%, 10/15/27 (Call 12/01/23)(b)	320	247,900
5.25%, 08/01/26 (Call 12/01/23)(b)	120	103,493
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.88%, 05/15/29 (Call 05/15/24)(a)	163	136,707
5.88%, 10/01/28 (Call 12/01/23)(a)	175	157,611
7.50%, 06/01/25 (Call 12/01/23)(a)	155	153,726
RHP Hotel Properties LP/RHP Finance Corp. 4.50%, 02/15/29 (Call 02/15/24)(a)	120	102,178
4.75%, 10/15/27 (Call 12/01/23)	166	150,989
7.25%, 07/15/28 (Call 07/15/25)	100	97,513
RLJ Lodging Trust LP 3.75%, 07/01/26 (Call 12/01/23)(a)	125	112,801
4.00%, 09/15/29 (Call 09/15/24)(a)	100	81,553
SBA Communications Corp. 3.13%, 02/01/29 (Call 02/01/24)(b)	345	286,004
3.88%, 02/15/27 (Call 11/13/23)(b)	345	314,631
Starwood Property Trust Inc. 3.63%, 07/15/26 (Call 01/15/26)(a)	85	74,995
3.75%, 12/31/24 (Call 09/30/24)(a)	105	99,325
4.38%, 01/15/27 (Call 07/15/26)(a)(b)	100	86,219
4.75%, 03/15/25 (Call 09/15/24)(b)	125	120,057
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC, 6.00%, 01/15/30 (Call 01/15/25)(a)	170	104,335
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC 4.75%, 04/15/28 (Call 04/15/24)(a)	135	108,670
6.50%, 02/15/29 (Call 02/15/24)(a)	260	168,791
10.50%, 02/15/28 (Call 09/15/25)(a)	580	558,850
XHR LP 4.88%, 06/01/29 (Call 06/01/24)(a)	125	106,811
6.38%, 08/15/25 (Call 11/13/23)(a)	120	116,882

		6,595,134

Retail — 6.0%
1011778 BC ULC/New Red Finance Inc. 3.50%, 02/15/29 (Call 02/15/24)(a)(b)	185	158,596
3.88%, 01/15/28 (Call 12/01/23)(a)	360	321,681
4.00%, 10/15/30 (Call 10/15/25)(a)	655	536,869
4.38%, 01/15/28 (Call 12/01/23)(a)	160	144,073
5.75%, 04/15/25 (Call 12/01/23)(a)	125	123,927
Advance Auto Parts Inc., 3.90%, 04/15/30 (Call 01/15/30)	125	101,406
Asbury Automotive Group Inc. 4.50%, 03/01/28 (Call 11/13/23)	85	75,461
4.63%, 11/15/29 (Call 11/15/24)(a)(b)	170	143,698
4.75%, 03/01/30 (Call 03/01/25)	110	93,104
5.00%, 02/15/32 (Call 11/15/26)(a)(b)	140	113,742
Bath & Body Works Inc. 5.25%, 02/01/28	125	115,131
6.63%, 10/01/30 (Call 10/01/25)(a)(b)	225	207,320
6.75%, 07/01/36(b)	150	129,589
6.88%, 11/01/35(b)	215	189,707
7.50%, 06/15/29 (Call 06/15/24)(b)	100	97,770
Beacon Roofing Supply Inc., 6.50%, 08/01/30 (Call 08/01/26)(a)	135	128,966
Carvana Co.
12.00%, 12/01/28 (Call 08/15/24), (12% PIK)(a)(b)(e)	222	165,917
13.00%, 06/01/30 (Call 08/15/25)(a)(b)	358	266,237
14.00%, 06/01/31 (Call 08/15/28)(a)(b)	384	287,311

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) October 31, 2023	iShares® ESG Advanced High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
Dave & Buster’s Inc., 7.63%, 11/01/25 (Call 12/01/23)(a)	$104	$103,240
Foot Locker Inc., 4.00%, 10/01/29 (Call 10/01/24)(a)	100	73,536
Group 1 Automotive Inc., 4.00%, 08/15/28 (Call 12/01/23)(a)	180	155,240
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/27 (Call 12/01/23)(a)	155	146,886
Lithia Motors Inc. 3.88%, 06/01/29 (Call 06/01/24)(a)	170	140,667
4.38%, 01/15/31 (Call 10/15/25)(a)	135	109,319
4.63%, 12/15/27 (Call 12/01/23)(a)	100	90,293
Michaels Companies Inc. (The) 5.25%, 05/01/28 (Call 11/13/23)(a)(b)	190	136,835
7.88%, 05/01/29 (Call 05/01/24)(a)	310	172,868
Nordstrom Inc. 4.25%, 08/01/31 (Call 05/01/31)(b)	85	62,244
4.38%, 04/01/30 (Call 01/01/30)(b)	120	93,166
5.00%, 01/15/44 (Call 07/15/43)(b)	235	141,303
Papa John’s International Inc., 3.88%, 09/15/29 (Call 09/15/24)(a)(b)	95	78,594
Penske Automotive Group Inc. 3.50%, 09/01/25 (Call 11/13/23)	125	119,109
3.75%, 06/15/29 (Call 06/15/24)	125	103,019
QVC Inc. 4.38%, 09/01/28 (Call 06/01/28)	125	63,066
4.45%, 02/15/25 (Call 11/15/24)	125	107,692
4.75%, 02/15/27 (Call 11/15/26)(b)	115	65,477
Rite Aid Corp., 8.00%, 11/15/26 (Call 12/01/23)(a)	210	145,653
Sally Holdings LLC/Sally Capital Inc., 5.63%, 12/01/25 (Call 12/01/23)	160	154,637
Sonic Automotive Inc. 4.63%, 11/15/29 (Call 11/15/24)(a)(b)	150	124,992
4.88%, 11/15/31 (Call 11/15/26)(a)(b)	110	87,638
Yum! Brands Inc. 3.63%, 03/15/31 (Call 12/15/30)(b)	245	199,016
4.63%, 01/31/32 (Call 10/01/26)	255	216,640
4.75%, 01/15/30 (Call 10/15/29)(a)	170	152,036
5.38%, 04/01/32 (Call 04/01/27)	235	211,175

		6,654,846

Semiconductors — 0.6%
ams-OSRAM AG, 7.00%, 07/31/25 (Call 12/01/23)(a)	110	107,679
Entegris Escrow Corp., 5.95%, 06/15/30 (Call 06/15/25)(a)	205	187,525
Entegris Inc. 3.63%, 05/01/29 (Call 05/01/24)(a)(b)	110	91,984
4.38%, 04/15/28 (Call 11/13/23)(a)	80	71,394
ON Semiconductor Corp., 3.88%, 09/01/28 (Call 12/01/23)(a)	150	128,735
Synaptics Inc., 4.00%, 06/15/29 (Call 06/15/24)(a)(b)	100	83,138

		670,455

Software — 3.0%
ACI Worldwide Inc., 5.75%, 08/15/26 (Call 12/01/23)(a)	85	81,360
Alteryx Inc., 8.75%, 03/15/28 (Call 03/15/25)(a)	100	98,732
Black Knight InfoServ LLC, 3.63%, 09/01/28 (Call 11/13/23)(a)	235	209,592
Camelot Finance SA, 4.50%, 11/01/26 (Call 12/01/23)(a)	175	162,332
Central Parent Inc./CDK Global Inc., 7.25%, 06/15/29 (Call 06/15/25)(a)	165	158,374

Security	Par (000)	Value

Software (continued)
Central Parent LLC/CDK Global II LLC/CDK Financing Co. Inc., 8.00%, 06/15/29 (Call 06/15/25)(a)	$35	$34,718
Clarivate Science Holdings Corp. 3.88%, 07/01/28 (Call 06/30/24)(a)	205	176,726
4.88%, 07/01/29 (Call 06/30/24)(a)	210	177,059
Consensus Cloud Solutions Inc., 6.50%, 10/15/28 (Call 10/15/26)(a)(b)	100	82,860
Dun & Bradstreet Corp. (The), 5.00%, 12/15/29 (Call 12/15/24)(a)(b)	115	98,984
Elastic NV, 4.13%, 07/15/29 (Call 07/15/24)(a)(b)	135	113,622
Fair Isaac Corp. 4.00%, 06/15/28 (Call 11/16/23)(a)	205	182,310
5.25%, 05/15/26 (Call 02/15/26)(a)	110	106,051
MicroStrategy Inc., 6.13%, 06/15/28 (Call 06/15/24)(a)	120	108,659
Open Text Corp. 3.88%, 02/15/28 (Call 12/01/23)(a)	205	178,410
3.88%, 12/01/29 (Call 12/01/24)(a)(b)	190	155,754
Open Text Holdings Inc. 4.13%, 02/15/30 (Call 02/15/25)(a)	220	182,469
4.13%, 12/01/31 (Call 12/01/26)(a)	142	111,814
Playtika Holding Corp., 4.25%, 03/15/29 (Call 03/15/24)(a)	145	116,887
PTC Inc. 3.63%, 02/15/25 (Call 12/01/23)(a)	109	105,274
4.00%, 02/15/28 (Call 12/01/23)(a)	125	111,367
Rackspace Technology Global Inc. 3.50%, 02/15/28 (Call 02/15/24)(a)(b)	125	54,889
5.38%, 12/01/28 (Call 12/01/23)(a)	125	36,731
RingCentral Inc., 8.50%, 08/15/30 (Call 08/15/26)(a)	100	95,020
Twilio Inc. 3.63%, 03/15/29 (Call 03/15/24)	110	91,657
3.88%, 03/15/31 (Call 03/15/26)(b)	125	99,800
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29 (Call 02/01/24)(a)(b)	145	119,693

		3,251,144

Telecommunications — 8.2%
Altice France SA/France 5.13%, 01/15/29 (Call 12/01/23)(a)	115	79,440
5.13%, 07/15/29 (Call 04/15/24)(a)	600	411,019
5.50%, 01/15/28 (Call 12/01/23)(a)	250	185,761
5.50%, 10/15/29 (Call 10/15/24)(a)	465	320,883
8.13%, 02/01/27 (Call 11/13/23)(a)	375	316,880
Ciena Corp., 4.00%, 01/31/30 (Call 01/31/25)(a)	85	70,828
CommScope Inc. 4.75%, 09/01/29 (Call 09/01/24)(a)	280	191,073
6.00%, 03/01/26 (Call 12/01/23)(a)(b)	340	285,633
7.13%, 07/01/28 (Call 12/01/23)(a)(b)	150	57,344
8.25%, 03/01/27 (Call 12/01/23)(a)(b)	235	97,608
CommScope Technologies LLC 5.00%, 03/15/27 (Call 11/13/23)(a)(b)	165	62,999
6.00%, 06/15/25 (Call 11/13/23)(a)(b)	291	175,506
Consolidated Communications Inc. 5.00%, 10/01/28 (Call 11/13/23)(a)(b)	75	56,475
6.50%, 10/01/28 (Call 11/13/23)(a)(b)	180	142,662
Frontier Communications Holdings LLC 5.00%, 05/01/28 (Call 05/01/24)(a)	355	307,565
5.88%, 10/15/27 (Call 12/01/23)(a)	255	232,364
5.88%, 11/01/29 (Call 11/01/24)	185	139,339
6.00%, 01/15/30 (Call 10/15/24)(a)(b)	225	169,422
6.75%, 05/01/29 (Call 05/01/24)(a)(b)	220	174,186
8.63%, 03/15/31 (Call 03/15/26)(a)	175	164,614

64	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® ESG Advanced High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
8.75%, 05/15/30 (Call 05/15/25)(a)(b)	$275	$262,077
Intelsat Jackson Holdings SA, 6.50%, 03/15/30 (Call 03/15/25)(a)(b)	700	616,022
Level 3 Financing Inc. 3.40%, 03/01/27 (Call 01/01/27)(a)	180	167,402
3.63%, 01/15/29 (Call 01/15/24)(a)	185	94,852
3.75%, 07/15/29 (Call 01/15/24)(a)	220	111,746
3.88%, 11/15/29 (Call 08/15/29)(a)	170	155,592
4.25%, 07/01/28 (Call 12/01/23)(a)	290	163,773
4.63%, 09/15/27 (Call 12/01/23)(a)	225	151,535
10.50%, 05/15/30 (Call 05/15/26)(a)	213	213,183
Lumen Technologies Inc. 4.00%, 02/15/27 (Call 12/01/23)(a)	310	211,193
4.50%, 01/15/29 (Call 01/15/24)(a)	90	24,860
5.13%, 12/15/26 (Call 12/01/23)(a)	52	25,178
Rogers Communications Inc., 5.25%, 03/15/82 (Call 03/15/27), (5-year CMT + 3.590%)(a)(c)	159	139,827
Telecom Italia Capital SA 6.00%, 09/30/34	245	201,581
6.38%, 11/15/33	230	196,639
7.20%, 07/18/36	225	195,608
7.72%, 06/04/38	225	198,753
U.S. Cellular Corp., 6.70%, 12/15/33(b)	110	104,684
Viavi Solutions Inc., 3.75%, 10/01/29 (Call 10/01/24)(a)(b)	100	79,054
Vmed O2 UK Financing I PLC 4.25%, 01/31/31 (Call 01/31/26)(a)	325	256,251
4.75%, 07/15/31 (Call 07/15/26)(a)	325	261,600
Vodafone Group PLC
3.25%, 06/04/81 (Call 06/04/26), (5-year CMT + 2.447%)(c)	125	109,904
4.13%, 06/04/81 (Call 03/04/31), (5-year CMT + 2.767%)(c)	220	166,514
5.13%, 06/04/81 (Call 12/04/50), (5-year CMT + 3.073%)(c)	205	132,008
7.00%, 04/04/79 (Call 01/04/29), (5-year USD Swap + 4.873%)(c)	460	445,119
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/28 (Call 12/01/23)(a)(b)	315	249,596
Zayo Group Holdings Inc. 4.00%, 03/01/27 (Call 12/01/23)(a)(b)	360	270,997
6.13%, 03/01/28 (Call 12/01/23)(a)	245	161,685

		9,008,834

Security	Par (000)	Value

Transportation — 0.1%
Cargo Aircraft Management Inc., 4.75%, 02/01/28 (Call 11/16/23)(a)(b)	$135	$119,129

Trucking & Leasing — 0.1%
AerCap Global Aviation Trust, 6.50%, 06/15/45 (Call 06/15/25), (3-mo. SOFR + 4.562%)(a)(c)	125	122,606

Total Long-Term Investments — 97.5% (Cost: $123,652,285)		107,287,806

	Shares

Short-Term Securities

Money Market Funds — 25.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(f)(g)(h)	26,692,533	26,703,210
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(f)(g)	1,040,000	1,040,000

Total Short-Term Securities — 25.2% (Cost: $27,728,438)		27,743,210

Total Investments — 122.7% (Cost: $151,380,723)		135,031,016

Liabilities in Excess of Other Assets — (22.7)%		(24,987,404)

Net Assets — 100.0%		$110,043,612

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Perpetual security with no stated maturity date.
(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) October 31, 2023	iShares® ESG Advanced High Yield Corporate Bond ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$27,818,631	$—	$(1,131,372	)(a)	$691	$15,260	$26,703,210	26,692,533	$183,260	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,105,000	—	(1,065,000	)(a)	—	—	1,040,000	1,040,000	44,834		—

					$691	$15,260	$27,743,210		$228,094		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$107,287,806	$—	$107,287,806
Short-Term Securities
Money Market Funds	27,743,210	—	—	27,743,210

	$27,743,210	$107,287,806	$—	$135,031,016

See notes to financial statements.

66	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® Fallen Angels USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 6.1%
Bombardier Inc., 7.45%, 05/01/34(a)(b)	$8,902	$9,964,351
Howmet Aerospace Inc. 5.13%, 10/01/24 (Call 07/01/24)(b)	3,000	2,959,735
5.90%, 02/01/27	10,836	10,688,538
5.95%, 02/01/37	8,979	8,217,722
6.75%, 01/15/28(b)	5,071	5,083,773
6.88%, 05/01/25 (Call 04/01/25)	8,875	8,912,482
Rolls-Royce PLC, 3.63%, 10/14/25 (Call 07/14/25)(a)	17,073	16,060,440
Spirit AeroSystems Inc. 3.85%, 06/15/26 (Call 03/15/26)(b)	5,285	4,886,108
4.60%, 06/15/28 (Call 03/15/28)(b)	12,732	10,089,810

		76,862,959

Airlines — 2.3%
American Airlines Pass Through Trust
Series 2013-1, Class A, 4.00%, 01/15/27	3,665	3,394,640
Series 2014-1, Class A, 3.70%, 04/01/28(b)	264	235,982
Delta Air Lines Inc. 2.90%, 10/28/24 (Call 09/28/24)(b)	6,187	5,935,077
3.75%, 10/28/29 (Call 07/28/29)(b)	8,346	7,095,542
4.38%, 04/19/28 (Call 01/19/28)(b)	7,237	6,639,753
Hawaiian Airlines Pass Through Certificates, Series 2013-1, Class A, 3.90%, 07/15/27	2,801	2,493,628
U.S. Airways Pass Through Trust
Series 2012-2, Class A, 4.63%, 12/03/26	510	479,553
Series 2013-1, Class A, 3.95%, 05/15/27	514	481,516
United Airlines Pass Through Trust, Series A, 3.10%, 04/07/30	2,447	2,009,437

		28,765,128

Apparel — 0.8%
Under Armour Inc., 3.25%, 06/15/26 (Call 03/15/26)(b)	10,620	9,667,649

Auto Manufacturers — 2.4%
Ford Holdings LLC, 9.30%, 03/01/30(b)	825	883,852
Ford Motor Co. 4.35%, 12/08/26 (Call 09/08/26)	3,837	3,616,501
6.38%, 02/01/29(b)	536	510,579
6.63%, 10/01/28(b)	1,229	1,216,736
7.45%, 07/16/31(b)	2,736	2,763,222
Ford Motor Credit Co. LLC 3.82%, 11/02/27 (Call 08/02/27)	1,901	1,695,352
4.06%, 11/01/24 (Call 10/01/24)(b)	2,200	2,143,086
4.13%, 08/04/25	3,540	3,375,522
4.27%, 01/09/27 (Call 11/09/26)(b)	2,388	2,206,662
4.39%, 01/08/26	3,516	3,332,502
4.54%, 08/01/26 (Call 06/01/26)	2,321	2,182,192
4.69%, 06/09/25 (Call 04/09/25)	2,468	2,383,404
5.11%, 05/03/29 (Call 02/03/29)(b)	3,769	3,417,843

		29,727,453

Auto Parts & Equipment — 1.6%
Goodyear Tire & Rubber Co. (The), 7.00%, 03/15/28(b)	2,596	2,567,423
ZF North America Capital Inc., 4.75%, 04/29/25(a)	17,994	17,385,050

		19,952,473

Banks — 6.2%
Associated Banc-Corp, 4.25%, 01/15/25 (Call 10/15/24)(b)	1,945	1,869,704

Security	Par (000)	Value

Banks (continued)
Dresdner Funding Trust I, 8.15%, 06/30/31 (Call 06/30/29)(a)	$18,093	$18,923,652
Pacific Western Bank, 3.25%, 05/01/31 (Call 05/01/26), (3-mo. SOFR + 2.520%)(b)(c)	6,980	5,164,917
UniCredit SpA
5.86%, 06/19/32 (Call 06/19/27), (5-year USD ICE Swap + 3.703%)(a)(b)(c)	17,808	16,062,593
7.30%, 04/02/34 (Call 04/02/29), (5-year USD ICE Swap + 4.914%)(a)(b)(c)	22,243	20,660,320
Valley National Bancorp., 3.00%, 06/15/31 (Call 06/15/26), (3-mo. SOFR + 2.360%)(b)(c)	5,116	4,092,264
Western Alliance Bancorp., 3.00%, 06/15/31 (Call 06/15/26), (3-mo. SOFR + 2.250%)(c)	10,470	8,043,794
Western Alliance Bank, 5.25%, 06/01/30 (Call 06/01/25), (3-mo. SOFR + 5.120%)(b)(c)	3,925	3,393,838

		78,211,082

Chemicals — 2.0%
HB Fuller Co., 4.00%, 02/15/27 (Call 11/15/26)	5,234	4,752,698
Methanex Corp. 4.25%, 12/01/24 (Call 09/01/24)	4,860	4,757,124
5.25%, 12/15/29 (Call 09/15/29)	12,717	11,266,527
5.65%, 12/01/44 (Call 06/01/44)(b)	5,310	3,902,293

		24,678,642

Commercial Services — 1.3%
Port of Newcastle Investments Financing Pty Ltd., 5.90%, 11/24/31 (Call 08/24/31)(a)(b)	4,875	4,033,810
United Rentals North America Inc., 3.88%, 11/15/27 (Call 11/13/23)	13,240	12,178,723

		16,212,533

Computers — 3.3%
Crane NXT Co. 4.20%, 03/15/48 (Call 09/15/47)	8,118	4,978,709
6.55%, 11/15/36(b)	1,374	1,296,247
Seagate HDD Cayman 4.09%, 06/01/29 (Call 03/01/29)	8,982	7,767,027
4.13%, 01/15/31 (Call 10/15/30)	4,857	3,876,765
4.75%, 01/01/25(b)	7,765	7,601,515
4.88%, 06/01/27 (Call 03/01/27)(b)	8,863	8,325,748
5.75%, 12/01/34 (Call 06/01/34)(b)	8,853	7,471,988

		41,317,999

Diversified Financial Services — 1.0%
Brightsphere Investment Group Inc., 4.80%, 07/27/26(b)	4,797	4,360,065
Navient Corp. 5.63%, 08/01/33(b)	10,518	7,166,135
11.50%, 03/15/31 (Call 03/15/27)	670	668,727

		12,194,927

Electric — 3.5%
FirstEnergy Corp. 2.05%, 03/01/25 (Call 02/01/25)(b)	2,401	2,253,157
2.65%, 03/01/30 (Call 12/01/29)(b)	5,077	4,096,580
Series A, 1.60%, 01/15/26 (Call 12/15/25)	2,538	2,281,043
Series B, 2.25%, 09/01/30 (Call 06/01/30)(b)	3,807	2,937,138
Series B, 4.15%, 07/15/27 (Call 04/15/27)	12,689	11,753,740
Series C, 3.40%, 03/01/50 (Call 09/01/49)	7,191	4,343,041
Series C, 5.10%, 07/15/47 (Call 01/15/47)	6,060	5,027,745
Series C, 7.38%, 11/15/31(b)	5,321	5,727,754
Panoche Energy Center LLC, 6.89%, 07/31/29(a)	683	679,321

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) October 31, 2023	iShares® Fallen Angels USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
TransAlta Corp., 6.50%, 03/15/40(b)	$5,386	$4,778,922

		43,878,441

Energy - Alternate Sources — 0.8%
Topaz Solar Farms LLC, 5.75%, 09/30/39(a)(b)	11,455	10,434,738

Engineering & Construction — 1.1%
Fluor Corp. 3.50%, 12/15/24 (Call 09/15/24)(b)	4,294	4,139,466
4.25%, 09/15/28 (Call 06/15/28)(b)	10,520	9,549,321

		13,688,787

Entertainment — 1.4%
Resorts World Las Vegas LLC 4.63%, 04/16/29 (Call 01/16/29)(d)	18,045	13,826,481
4.63%, 04/06/31 (Call 01/06/31)(a)	6,050	4,300,787

		18,127,268

Food — 0.4%
Safeway Inc., 7.25%, 02/01/31(b)	4,624	4,663,013

Health Care - Services — 1.4%
Tenet Healthcare Corp., 6.88%, 11/15/31(b)	6,311	5,823,680
Toledo Hospital (The) 4.98%, 11/15/45 (Call 05/15/45)(b)	4,762	2,824,609
6.02%, 11/15/48	6,980	4,667,082
Series B, 5.33%, 11/15/28	5,583	4,293,449

		17,608,820

Housewares — 3.0%
Newell Brands Inc. 4.00%, 12/01/24 (Call 09/01/24)(b)	2,575	2,481,649
5.20%, 04/01/26 (Call 01/01/26)(b)	25,927	24,463,465
6.38%, 04/01/36 (Call 10/01/35)(b)	5,518	4,331,777
6.50%, 04/01/46 (Call 10/01/45)(b)	8,727	6,124,329

		37,401,220

Insurance — 2.4%
Constellation Insurance Inc., 6.80%, 01/24/30 (Call 10/24/29)(a)(b)	7,568	6,702,016
Genworth Holdings Inc., 6.50%, 06/15/34	4,841	4,206,059
Liberty Mutual Group Inc., 7.80%, 03/07/87(a)(b)	7,916	7,599,858
Ohio National Financial Services Inc., 6.63%, 05/01/31(a)(b)	4,363	3,790,592
Provident Financing Trust I, 7.41%, 03/15/38(b)	3,234	3,183,889
Wilton RE Ltd., 6.00%, (Call 10/22/30), (5-year CMT + 5.266%)(a)(b)(c)(e)	4,925	4,303,427

		29,785,841

Iron & Steel — 0.8%
Allegheny Ludlum LLC, 6.95%, 12/15/25(b)	2,619	2,607,422
Cliffs Natural Resources Inc., 6.25%, 10/01/40(b)	4,096	3,382,383
U.S. Steel Corp., 6.65%, 06/01/37(b)	4,813	4,626,161

		10,615,966

Leisure Time — 2.2%
Carnival Corp., 6.65%, 01/15/28(b)	3,489	2,952,947
Carnival PLC, 7.88%, 06/01/27(b)	3,350	3,411,455
Royal Caribbean Cruises Ltd. 3.70%, 03/15/28 (Call 12/15/27)(b)	8,801	7,502,196
7.50%, 10/15/27(b)	5,309	5,228,010
11.50%, 06/01/25 (Call 11/07/23)(a)(b)	7,950	8,408,814

		27,503,422

Lodging — 4.6%
Genting New York LLC, 3.30%, 02/15/26 (Call 01/15/26)(a)	9,310	8,329,171

Security	Par (000)	Value

Lodging (continued)
Las Vegas Sands Corp. 2.90%, 06/25/25 (Call 05/25/25)(b)	$8,533	$8,055,107
3.20%, 08/08/24 (Call 07/08/24)(b)	1,750	1,702,874
3.50%, 08/18/26 (Call 06/18/26)	17,503	16,101,564
3.90%, 08/08/29 (Call 05/08/29)(b)	13,137	11,354,438
Travel + Leisure Co. 6.00%, 04/01/27 (Call 01/01/27)	7,057	6,587,920
6.60%, 10/01/25 (Call 07/01/25)(b)	6,131	6,022,293

		58,153,367

Manufacturing — 0.7%
Hillenbrand Inc., 5.00%, 09/15/26 (Call 07/15/26)	6,592	6,350,933
Trinity Industries Inc., 4.55%, 10/01/24 (Call 07/01/24)	3,000	2,911,111

		9,262,044

Media — 0.9%
Belo Corp. 7.25%, 09/15/27(b)	4,187	3,997,031
7.75%, 06/01/27(b)	3,531	3,474,776
Liberty Interactive LLC 8.25%, 02/01/30(b)	7,800	2,032,134
8.50%, 07/15/29	4,802	1,257,057
Warner Media LLC, 7.63%, 04/15/31(b)	710	721,390

		11,482,388

Metal Fabricate & Hardware — 0.1%
Worthington Industries Inc., 4.30%, 08/01/32 (Call 05/01/32)	1,687	1,285,488

Office & Business Equipment — 0.5%
Xerox Corp. 4.80%, 03/01/35(b)	4,412	2,710,558
6.75%, 12/15/39	6,409	4,172,876

		6,883,434

Office Furnishings — 0.6%
Steelcase Inc., 5.13%, 01/18/29 (Call 10/18/28)	8,003	7,050,483

Oil & Gas — 3.0%
Global Marine Inc., 7.00%, 06/01/28	4,686	3,923,660
Murphy Oil Corp. 5.88%, 12/01/42 (Call 06/01/42)	6,128	4,714,944
7.05%, 05/01/29	4,411	4,336,309
Patterson-UTI Energy Inc. 3.95%, 02/01/28 (Call 11/01/27)(b)	1,500	1,328,644
5.15%, 11/15/29 (Call 08/15/29)	1,500	1,339,216
Southwestern Energy Co., 5.70%, 01/23/25 (Call 10/23/24)	6,311	6,237,924
Transocean Inc. 6.80%, 03/15/38(b)	11,011	7,856,306
7.50%, 04/15/31(b)	7,163	5,782,315
9.35%, 12/15/41	3,094	2,533,996

		38,053,314

Packaging & Containers — 1.6%
Crown Cork & Seal Co. Inc., 7.38%, 12/15/26(b)	6,259	6,352,705
Pactiv LLC 7.95%, 12/15/25(b)	3,792	3,754,558
8.38%, 04/15/27(b)	3,068	3,009,553
Sealed Air Corp., 6.88%, 07/15/33(a)(b)	8,003	7,541,118

		20,657,934

Pharmaceuticals — 3.2%
Owens & Minor Inc., 4.38%, 12/15/24 (Call 09/15/24)(b)	4,035	3,888,189

68	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Fallen Angels USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Perrigo Finance Unlimited Co. 3.90%, 12/15/24 (Call 09/15/24)(b)	$11,050	$10,732,724
4.38%, 03/15/26 (Call 12/15/25)(b)	11,911	11,183,574
4.65%, 06/15/30 (Call 03/15/30)	12,761	10,658,751
4.90%, 12/15/44 (Call 06/15/44)	5,172	3,539,824

		40,003,062

Pipelines — 9.9%
Buckeye Partners LP 3.95%, 12/01/26 (Call 09/01/26)	10,519	9,592,668
4.13%, 12/01/27 (Call 09/01/27)	7,030	6,110,623
4.35%, 10/15/24 (Call 07/15/24)	3,000	2,885,147
5.60%, 10/15/44 (Call 04/15/44)	5,236	3,516,120
5.85%, 11/15/43 (Call 05/15/43)	7,482	5,289,794
6.75%, 08/15/33(b)	2,436	2,113,706
EnLink Midstream Partners LP 4.15%, 06/01/25 (Call 03/01/25)	7,381	7,098,077
4.85%, 07/15/26 (Call 04/15/26)	8,617	8,122,330
5.05%, 04/01/45 (Call 10/01/44)	8,151	5,901,116
5.45%, 06/01/47 (Call 12/01/46)	8,344	6,266,746
5.60%, 04/01/44 (Call 10/01/43)	6,386	5,031,855
EQM Midstream Partners LP 4.13%, 12/01/26 (Call 09/01/26)(b)	8,800	8,173,692
5.50%, 07/15/28 (Call 04/15/28)	15,400	14,379,613
6.50%, 07/15/48 (Call 01/15/48)(b)	9,924	8,374,317
Rockies Express Pipeline LLC 3.60%, 05/15/25 (Call 04/15/25)(a)	7,006	6,629,892
4.80%, 05/15/30 (Call 02/15/30)(a)	6,156	5,156,391
4.95%, 07/15/29 (Call 04/15/29)(a)	9,997	8,835,635
6.88%, 04/15/40(a)	9,128	7,602,942
7.50%, 07/15/38(a)	4,412	4,050,023

		125,130,687

Real Estate Investment Trusts — 6.7%
Brandywine Operating Partnership LP 3.95%, 11/15/27 (Call 08/15/27)(b)	8,170	6,781,113
4.55%, 10/01/29 (Call 07/01/29)(b)	6,250	4,789,051
7.80%, 03/15/28 (Call 02/15/28)(b)	6,160	5,557,817
Diversified Healthcare Trust, 4.75%, 02/15/28 (Call 08/15/27)(b)	8,434	6,143,738
Office Properties Income Trust 2.40%, 02/01/27 (Call 01/01/27)(b)	6,130	3,424,565
2.65%, 06/15/26 (Call 05/15/26)(b)	5,283	3,479,486
3.45%, 10/15/31 (Call 07/15/31)(b)	7,277	3,620,161
4.50%, 02/01/25 (Call 11/01/24)(b)	10,192	8,806,313
Service Properties Trust 3.95%, 01/15/28 (Call 07/15/27)(b)	6,626	4,951,514
4.35%, 10/01/24 (Call 09/01/24)	7,178	6,881,772
4.38%, 02/15/30 (Call 08/15/29)(b)	6,604	4,548,820
4.50%, 03/15/25 (Call 09/15/24)(b)	4,380	4,089,513
4.75%, 10/01/26 (Call 08/01/26)	7,367	6,260,521
4.95%, 02/15/27 (Call 08/15/26)(b)	6,591	5,498,745
4.95%, 10/01/29 (Call 07/01/29)(b)	7,038	5,071,962
5.25%, 02/15/26 (Call 08/15/25)(b)	4,735	4,237,117

		84,142,208

Retail — 11.0%
Advance Auto Parts Inc. 1.75%, 10/01/27 (Call 08/01/27)(b)	6,107	4,950,648
3.50%, 03/15/32 (Call 12/15/31)(b)	6,310	4,670,267
3.90%, 04/15/30 (Call 01/15/30)(b)	9,025	7,321,535
5.90%, 03/09/26(b)	5,215	5,061,912
5.95%, 03/09/28 (Call 02/09/28)	5,235	4,895,153

Security	Par (000)	Value

Retail (continued)
Bath & Body Works Inc. 6.95%, 03/01/33(b)	$6,257	$5,437,176
7.60%, 07/15/37	3,925	3,350,839
Brinker International Inc., 5.00%, 10/01/24 (Call 07/01/24)(a)(b)	3,500	3,414,261
Kohl’s Corp. 4.25%, 07/17/25 (Call 04/17/25)(b)	6,152	5,762,843
4.63%, 05/01/31 (Call 02/01/31)(b)	9,027	6,173,118
5.55%, 07/17/45 (Call 01/17/45)(b)	7,696	4,408,096
Macy’s Retail Holdings LLC 4.30%, 02/15/43 (Call 08/15/42)	4,428	2,425,343
4.50%, 12/15/34 (Call 06/15/34)(b)	6,446	4,363,376
5.13%, 01/15/42 (Call 07/15/41)(b)	4,205	2,589,021
6.38%, 03/15/37(b)	3,628	2,699,143
6.70%, 07/15/34(a)	3,154	2,419,583
Marks & Spencer PLC, 7.13%, 12/01/37(a)(b)	5,236	4,760,305
Nordstrom Inc. 4.00%, 03/15/27 (Call 12/15/26)(b)	6,156	5,442,779
4.25%, 08/01/31 (Call 05/01/31)(b)	7,686	5,628,336
4.38%, 04/01/30 (Call 01/01/30)(b)	9,053	7,028,559
5.00%, 01/15/44 (Call 07/15/43)(b)	17,411	10,469,065
6.95%, 03/15/28(b)	5,284	5,024,331
QVC Inc. 4.45%, 02/15/25 (Call 11/15/24)(b)	10,552	9,090,954
4.75%, 02/15/27 (Call 11/15/26)(b)	10,386	5,913,464
5.45%, 08/15/34 (Call 02/15/34)(b)	6,819	2,877,473
5.95%, 03/15/43(b)	5,337	2,182,822
Yum! Brands Inc. 5.35%, 11/01/43 (Call 05/01/43)(b)	4,799	4,091,483
6.88%, 11/15/37(b)	5,821	5,761,317

		138,213,202

Telecommunications — 11.4%
Embarq Corp., 8.00%, 06/01/36	24,370	13,380,352
Frontier Florida LLC, Series E, 6.86%, 02/01/28(b)	5,386	4,946,054
Frontier North Inc., Series G, 6.73%, 02/15/28	3,488	3,225,544
Level 3 Financing Inc. 3.40%, 03/01/27 (Call 01/01/27)(a)	12,449	11,577,692
3.88%, 11/15/29 (Call 08/15/29)(a)	12,355	11,307,893
Lumen Technologies Inc.
Series G, 6.88%, 01/15/28	4,076	1,483,370
Series P, 7.60%, 09/15/39	5,898	1,586,090
Series U, 7.65%, 03/15/42	4,897	1,293,015
Qwest Corp., 7.25%, 09/15/25	4,221	4,044,991
Rogers Communications Inc., 5.25%, 03/15/82 (Call 03/15/27), (5-year CMT + 3.590%)(a)(b)(c)	13,537	11,904,672
Telecom Italia Capital SA 6.00%, 09/30/34	10,692	8,797,159
6.38%, 11/15/33(b)	10,679	9,130,036
7.20%, 07/18/36(b)	10,691	9,294,423
7.72%, 06/04/38(b)	10,692	9,444,762
U.S. Cellular Corp., 6.70%, 12/15/33(b)	9,643	9,176,996
Vodafone Group PLC, 7.00%, 04/04/79 (Call 01/04/29), (5-year USD Swap + 4.873%)(c)	34,125	33,021,033

		143,614,082

Transportation — 0.4%
XPO CNW Inc., 6.70%, 05/01/34	5,236	4,856,208

Total Long-Term Investments — 98.6% (Cost: $1,466,527,142)		1,240,086,262

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) October 31, 2023	iShares® Fallen Angels USD Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 13.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(f)(g)(h)	165,160,447	$165,226,512
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(f)(g)	4,440,000	4,440,000

Total Short-Term Securities — 13.5% (Cost: $169,569,038)		169,666,512

Total Investments — 112.1% (Cost: $1,636,096,180)		1,409,752,774

Liabilities in Excess of Other Assets — (12.1)%		(151,719,830)

Net Assets — 100.0%		$1,258,032,944

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Perpetual security with no stated maturity date.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$240,104,458	$—	$(74,996,415	)(a)	$4,516	$113,953	$165,226,512	165,160,447	$2,662,724	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	11,360,000	—	(6,920,000	)(a)	—	—	4,440,000	4,440,000	422,767		4

					$4,516	$113,953	$169,666,512		$3,085,491		$4

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

70	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Fallen Angels USD Bond ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$1,240,086,262	$—	$1,240,086,262
Short-Term Securities
Money Market Funds	169,666,512	—	—	169,666,512

	$169,666,512	$1,240,086,262	$—	$1,409,752,774

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	71

Statements of Assets and Liabilities

October 31, 2023

	iShares 0-5 Year High Yield Corporate Bond ETF	iShares Broad USD High Yield Corporate Bond ETF	iShares ESG Advanced High Yield Corporate Bond ETF	iShares Fallen Angels USD Bond ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$4,500,332,782	$8,805,102,361	$107,287,806	$1,240,086,262
Investments, at value — affiliated(c)	667,785,986	1,613,266,242	27,743,210	169,666,512
Cash	—	—	932	—
Foreign currency, at value(d)	7,459	316	85	—
Receivables:
Investments sold	14,940,383	30,793,435	314,801	15,833,512
Securities lending income — affiliated	445,315	1,086,533	16,797	151,155
Capital shares sold	—	9,548,611	—	423,053
Dividends — affiliated	126,409	214,458	3,454	22,845
Interest — unaffiliated	80,051,687	156,248,242	1,809,514	20,146,069

Total assets	5,263,690,021	10,616,260,198	137,176,599	1,446,329,408

LIABILITIES
Bank overdraft	123,427	2,308,631	—	4,808
Collateral on securities loaned, at value	636,398,963	1,558,090,289	26,703,338	165,403,645
Payables:
Investments purchased	31,626,198	37,704,890	396,055	22,635,630
Capital shares redeemed	—	899,515	—	—
Investment advisory fees	1,198,086	1,122,792	33,594	252,381

Total liabilities	669,346,674	1,600,126,117	27,132,987	188,296,464

Commitments and contingent liabilities

NET ASSETS	$4,594,343,347	$9,016,134,081	$110,043,612	$1,258,032,944

NET ASSETS CONSIST OF
Paid-in capital	$5,343,291,908	$10,385,126,004	$134,846,806	$1,614,333,499
Accumulated loss	(748,948,561)	(1,368,991,923)	(24,803,194)	(356,300,555)

NET ASSETS	$4,594,343,347	$9,016,134,081	$110,043,612	$1,258,032,944

NET ASSETVALUE
Shares outstanding	113,600,000	264,350,000	2,600,000	51,350,000

Net asset value	$40.44	$34.11	$42.32	$24.50

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$4,781,351,749	$9,942,444,253	$123,652,285	$1,466,527,142
(b) Securities loaned, at value	$609,807,229	$1,490,664,238	$25,673,149	$160,504,210
(c) Investments, at cost — affiliated	$667,384,934	$1,612,450,885	$27,728,438	$169,569,038
(d) Foreign currency, at cost	$7,511	$303	$84	$—

See notes to financial statements.

72	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended October 31, 2023

	iShares 0-5 Year High Yield Corporate Bond ETF	iShares Broad USD High Yield Corporate Bond ETF	iShares ESG Advanced High Yield Corporate Bond ETF	iShares Fallen Angels USD Bond ETF

INVESTMENT INCOME
Dividends — unaffiliated	$—	$123	$—	$—
Dividends — affiliated	1,655,332	2,918,008	44,834	422,767
Interest — unaffiliated	381,025,672	597,660,405	7,090,680	80,095,985
Securities lending income — affiliated — net	7,848,501	14,776,153	183,260	2,662,724
Other income — unaffiliated	321,015	162,091	—	40,063

Total investment income	390,850,520	615,516,780	7,318,774	83,221,539

EXPENSES
Investment advisory	17,438,660	19,925,977	410,572	3,739,527

Total expenses	17,438,660	19,925,977	410,572	3,739,527

Less:
Investment advisory fees waived	—	(6,345,900)	—	—

Total expenses after fees waived	17,438,660	13,580,077	410,572	3,739,527

Net investment income	373,411,860	601,936,703	6,908,202	79,482,012

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(105,126,772)	(151,480,873)	(5,700,356)	(73,145,299)
Investments — affiliated	303,333	159,132	691	4,516
Capital gain distributions from underlying funds — affiliated	46	155	—	4
In-kind redemptions — unaffiliated(a)	2,200,835	17,271,841	(1,928,840)	(75,352,970)

	(102,622,558)	(134,049,745)	(7,628,505)	(148,493,749)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	76,742,518	24,334,523	5,232,061	183,325,451
Investments — affiliated	471,454	954,859	15,260	113,953
Foreign currency translations	27	10	4	—

	77,213,999	25,289,392	5,247,325	183,439,404

Net realized and unrealized gain (loss)	(25,408,559)	(108,760,353)	(2,381,180)	34,945,655

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$348,003,301	$493,176,350	$4,527,022	$114,427,667

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	73

Statements of Changes in Net Assets

	iShares 0-5 Year High Yield Corporate Bond ETF		iShares Broad USD High Yield Corporate Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$373,411,860	$250,577,380	$601,936,703	$418,328,397
Net realized loss	(102,622,558)	(96,499,442)	(134,049,745)	(83,795,851)
Net change in unrealized appreciation (depreciation)	77,213,999	(431,949,722)	25,289,392	(1,319,700,751)

Net increase (decrease) in net assets resulting from operations	348,003,301	(277,871,784)	493,176,350	(985,168,205)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(379,354,244)	(261,375,036)	(605,921,384)	(421,560,670)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(2,351,453,187)	2,082,548,001	1,014,220,228	1,212,745,159

NET ASSETS
Total increase (decrease) in net assets	(2,382,804,130)	1,543,301,181	901,475,194	(193,983,716)
Beginning of year	6,977,147,477	5,433,846,296	8,114,658,887	8,308,642,603

End of year	$4,594,343,347	$6,977,147,477	$9,016,134,081	$8,114,658,887

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

74	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares ESG Advanced High Yield Corporate Bond ETF		iShares Fallen Angels USD Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,908,202	$6,613,501	$79,482,012	$137,236,959
Net realized loss	(7,628,505)	(6,038,734)	(148,493,749)	(273,682,803)
Net change in unrealized appreciation (depreciation)	5,247,325	(21,947,624)	183,439,404	(489,170,671)

Net increase (decrease) in net assets resulting from operations	4,527,022	(21,372,857)	114,427,667	(625,616,515)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(7,071,781)	(7,441,004)	(84,879,810)	(143,208,910)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(17,376,606)	34,212,910	(448,987,577)	(2,230,203,270)

NET ASSETS
Total increase (decrease) in net assets	(19,921,365)	5,399,049	(419,439,720)	(2,999,028,695)
Beginning of year	129,964,977	124,565,928	1,677,472,664	4,676,501,359

End of year	$110,043,612	$129,964,977	$1,258,032,944	$1,677,472,664

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	75

Financial Highlights

(For a share outstanding throughout each period)

	iShares 0-5 Year High Yield Corporate Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$40.83	$45.51	$43.75	$46.20	$46.19

Net investment income(a)	2.64	2.10	2.09	2.26	2.55
Net realized and unrealized gain (loss)(b)	(0.36)	(4.58)	1.90	(2.36)	0.01

Net increase (decrease) from investment operations	2.28	(2.48)	3.99	(0.10)	2.56

Distributions from net investment income(c)	(2.67)	(2.20)	(2.23)	(2.35)	(2.55)

Net asset value, end of year	$40.44	$40.83	$45.51	$43.75	$46.20

Total Return(d)
Based on net asset value	5.69%	(5.55)%	9.25%	(0.10)%	5.71%

Ratios to Average Net Assets(e)
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	6.42%	4.90%	4.59%	5.15%	5.54%

Supplemental Data
Net assets, end of year (000)	$4,594,343	$6,977,147	$5,433,846	$4,904,298	$3,349,716

Portfolio turnover rate(f)	26%	23%	39%	45%	31%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

76	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Broad USD High Yield Corporate Bond ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19 (a)

Net asset value, beginning of year	$34.49	$41.21	$39.34	$40.61	$39.80

Net investment income(b)	2.32	2.03	2.02	2.21	2.52
Net realized and unrealized gain (loss)(c)	(0.34)	(6.68)	1.97	(1.23)	0.74

Net increase (decrease) from investment operations	1.98	(4.65)	3.99	0.98	3.26

Distributions from net investment income(d)	(2.36)	(2.07)	(2.12)	(2.25)	(2.45)

Net asset value, end of year	$34.11	$34.49	$41.21	$39.34	$40.61

Total Return(e)
Based on net asset value	5.80%	(11.59)%	10.31%	2.61%	8.48%

Ratios to Average Net Assets(f)
Total expenses	0.22%	0.22%	0.22%	0.22%	0.22%

Total expenses after fees waived	0.15%	0.15%	0.15%	0.15%	0.16%

Net investment income	6.65%	5.42%	4.91%	5.67%	6.23%

Supplemental Data
Net assets, end of year (000)	$9,016,134	$8,114,659	$8,308,643	$6,194,074	$2,595,057

Portfolio turnover rate(g)	13%	12%	24%	21%	19%

(a)	Per share amounts reflect a six-for-five stock split effective after the close of trading on April 18, 2019.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares ESG Advanced High Yield Corporate Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$43.32	$51.90	$51.03	$51.81	$49.54

Net investment income(a)	2.57	2.13	1.97	2.41	2.88
Net realized and unrealized gain (loss)(b)	(0.95)	(8.21)	1.18	(0.73)	2.34

Net increase (decrease) from investment operations	1.62	(6.08)	3.15	1.68	5.22

Distributions(c)
From net investment income	(2.62)	(2.21)	(2.07)	(2.46)	(2.95)
From net realized gain	—	(0.29)	(0.21)	—	—

Total distributions	(2.62)	(2.50)	(2.28)	(2.46)	(2.95)

Net asset value, end of year	$42.32	$43.32	$51.90	$51.03	$51.81

Total Return(d)
Based on net asset value	3.70%	(12.03)%	6.25%	3.42%	10.88%

Ratios to Average Net Assets(e)
Total expenses	0.35%	0.35%	0.35%	0.47%	0.50%

Net investment income	5.89%	4.53%	3.78%	4.78%	5.70%

Supplemental Data
Net assets, end of year (000)	$110,044	$129,965	$124,566	$61,235	$23,316

Portfolio turnover rate(f)	28%	23%	43%	85%	24%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

78	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Fallen Angels USD Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$24.21	$30.04	$27.29	$26.58	$25.90

Net investment income(a)	1.32	1.10	1.06	1.54	1.50
Net realized and unrealized gain (loss)(b)	0.37	(5.79)	2.83	0.65	0.67

Net increase (decrease) from investment operations	1.69	(4.69)	3.89	2.19	2.17

Distributions from net investment income(c)	(1.40)	(1.14)	(1.14)	(1.48)	(1.49)

Net asset value, end of year	$24.50	$24.21	$30.04	$27.29	$26.58

Total Return(d)
Based on net asset value	7.06%	(15.88)%	14.45%	8.68%	8.70%

Ratios to Average Net Assets(e)
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%

Net investment income	5.31%	4.02%	3.57%	5.84%	5.73%

Supplemental Data
Net assets, end of year (000)	$1,258,033	$1,677,473	$4,676,501	$321,971	$143,525

Portfolio turnover rate(f)	26%	26%	21%	51%	23%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

0-5 Year High Yield Corporate Bond	Diversified
Broad USD High Yield Corporate Bond	Diversified
ESG Advanced High Yield Corporate Bond	Diversified
Fallen Angels USD Bond	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

80	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements  (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

0-5 Year High Yield Corporate Bond
Barclays Bank PLC	$82,866,851	$(82,866,851)	$—		$—
Barclays Capital, Inc.	18,291,773	(18,291,773)	—		—
BMO Capital Markets Corp.	8,049,288	(8,049,288)	—		—
BNP Paribas SA	87,002,243	(87,002,243)	—		—
BofA Securities, Inc.	17,959,574	(17,959,574)	—		—
Citadel Clearing LLC	15,335,531	(15,335,531)	—		—
Citigroup Global Markets, Inc.	9,212,585	(9,212,585)	—		—
Deutsche Bank Securities, Inc.	15,468,970	(15,468,970)	—		—
Goldman Sachs & Co. LLC	115,258,594	(115,258,594)	—		—
J.P. Morgan Securities LLC	74,430,016	(74,430,016)	—		—
Jefferies LLC	13,274,633	(13,274,633)	—		—
Mitsubishi UFJ Securities Holdings Co., Ltd.	409,141	(409,141)	—		—
Nomura Securities International, Inc.	7,246,786	(7,246,786)	—		—
Pershing LLC	2,147,244	(2,147,244)	—		—
RBC Capital Markets LLC	44,432,091	(44,432,091)	—		—
Scotia Capital (USA), Inc.	14,776,978	(14,776,978)	—		—
State Street Bank & Trust Co.	59,038,467	(59,038,467)	—		—
TD Securities (USA) LLC	2,673,196	(2,673,196)	—		—
Toronto-Dominion Bank	6,810,264	(6,810,264)	—		—
Wells Fargo Bank N.A	3,494,072	(3,494,072)	—		—
Wells Fargo Securities LLC	11,628,932	(11,628,932)	—		—

	$609,807,229	$(609,807,229)	$—		$—

Broad USD High Yield Corporate Bond
Barclays Bank PLC	$153,668,215	$(153,668,215)	$—		$—
Barclays Capital, Inc.	48,478,122	(48,478,122)	—		—
BMO Capital Markets Corp.	30,643,724	(30,643,724)	—		—
BNP Paribas SA	34,427,426	(34,427,426)	—		—
BofA Securities, Inc.	33,192,847	(33,192,847)	—		—
Citadel Clearing LLC	26,117,588	(26,117,588)	—		—
Citigroup Global Markets, Inc.	25,698,424	(25,698,424)	—		—
Credit Suisse Securities (USA) LLC	91,911	(91,911)	—		—
Goldman Sachs & Co. LLC	295,164,203	(295,164,203)	—		—
J.P. Morgan Securities LLC	212,449,461	(212,449,461)	—		—
Jefferies LLC	44,190,023	(44,190,023)	—		—
Morgan Stanley	159,320,787	(159,320,787)	—		—
Nomura Securities International, Inc.	18,597,045	(18,597,045)	—		—
Pershing LLC	9,819,770	(9,819,770)	—		—
RBC Capital Markets LLC	160,682,885	(160,682,885)	—		—
Scotia Capital (USA), Inc.	47,165,183	(47,165,183)	—		—
State Street Bank & Trust Co.	144,514,650	(144,514,650)	—		—
TD Securities (USA) LLC	5,965,087	(5,965,087)	—		—
Toronto-Dominion Bank	17,962,572	(17,962,572)	—		—
UBS AG	1,860,187	(1,860,187)	—		—
UBS Securities LLC	168,800	(168,800)	—		—
Wells Fargo Bank N.A	7,523,035	(7,523,035)	—		—
Wells Fargo Securities LLC	12,962,293	(12,962,293)	—		—

	$1,490,664,238	$(1,490,664,238)	$—		$—

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Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

ESG Advanced High Yield Corporate Bond
Barclays Bank PLC	$1,168,594	$(1,168,594)	$—		$—
Barclays Capital, Inc.	1,486,951	(1,486,951)	—		—
BMO Capital Markets Corp.	240,405	(240,405)	—		—
BNP Paribas SA	6,767,937	(6,767,937)	—		—
Citadel Clearing LLC	907,030	(907,030)	—		—
Citigroup Global Markets, Inc.	406,974	(406,974)	—		—
J.P. Morgan Securities LLC	4,666,173	(4,666,173)	—		—
Jefferies LLC	772,437	(772,437)	—		—
Morgan Stanley	3,294,448	(3,294,448)	—		—
Pershing LLC	204,817	(204,817)	—		—
RBC Capital Markets LLC	1,621,305	(1,621,305)	—		—
Scotia Capital (USA), Inc.	350,718	(350,718)	—		—
State Street Bank & Trust Co.	3,650,121	(3,650,121)	—		—
TD Securities (USA) LLC	35,843	(35,843)	—		—
Toronto-Dominion Bank	99,396	(99,396)	—		—

	$25,673,149	$(25,673,149)	$—		$—

Fallen Angels USD Bond
Barclays Bank PLC	$20,172,667	$(20,172,667)	$—		$—
BMO Capital Markets Corp.	925,193	(925,193)	—		—
BNP Paribas SA	27,363,414	(27,363,414)	—		—
BofA Securities, Inc.	9,361,715	(9,361,715)	—		—
Citigroup Global Markets, Inc.	736,403	(736,403)	—		—
Goldman Sachs & Co. LLC	20,360,020	(20,360,020)	—		—
J.P. Morgan Securities LLC	26,422,315	(26,422,315)	—		—
Jefferies LLC	6,844,357	(6,844,357)	—		—
Morgan Stanley	7,013,960	(7,013,960)	—		—
Pershing LLC	1,095,158	(1,095,158)	—		—
RBC Capital Markets LLC	4,480,461	(4,480,461)	—		—
Scotia Capital (USA), Inc.	3,361,290	(3,361,290)	—		—
State Street Bank & Trust Co.	27,238,314	(27,238,314)	—		—
UBS AG	1,642,783	(1,642,783)	—		—
UBS Securities LLC	154,949	(154,949)	—		—
Wells Fargo Bank N.A	2,397,978	(2,397,978)	—		—
Wells Fargo Securities LLC	933,233	(933,233)	—		—

	$160,504,210	$(160,504,210)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements  (continued)

For its investment advisory services to each of the following Funds, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

0-5 Year High Yield Corporate Bond	0.30%
Broad USD High Yield Corporate Bond	0.22
ESG Advanced High Yield Corporate Bond	0.35
Fallen Angels USD Bond	0.25

Expense Waivers: The total of the investment advisory fee and any fund other expenses are a fund’s total annual operating expenses. For the iShares Broad USD High Yield Corporate Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fee through February 29, 2024 in order to limit the Fund’s total annual operating expenses after fee waiver to 0.15% of average daily net assets.

This amount is included in investment advisory fees waived in the Statement of Operations. For the year ended October 31, 2023, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts Waived
Broad USD High Yield Corporate Bond	$6,345,900

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended October 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

0-5 Year High Yield Corporate Bond	$2,028,654
Broad USD High Yield Corporate Bond	3,824,567
ESG Advanced High Yield Corporate Bond	49,773
Fallen Angels USD Bond	644,502

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

84	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

6.	PURCHASES AND SALES

For the year ended October 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

0-5 Year High Yield Corporate Bond	$1,623,355,297	$1,489,285,830
Broad USD High Yield Corporate Bond	1,190,330,594	1,101,358,062
ESG Advanced High Yield Corporate Bond	32,141,419	33,648,425
Fallen Angels USD Bond	377,776,754	381,535,513

For the year ended October 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

0-5 Year High Yield Corporate Bond	$1,616,229,030	$3,941,023,124
Broad USD High Yield Corporate Bond	6,459,507,752	5,498,896,320
ESG Advanced High Yield Corporate Bond	10,670,457	27,295,839
Fallen Angels USD Bond	805,289,974	1,233,460,236

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

0-5 Year High Yield Corporate Bond	$2,197,579	$(2,197,579)
Broad USD High Yield Corporate Bond	17,077,717	(17,077,717)
ESG Advanced High Yield Corporate Bond	(1,948,511)	1,948,511
Fallen Angels USD Bond	(75,874,677)	75,874,677

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/23	Year Ended 10/31/22

0-5 Year High Yield Corporate Bond
Ordinary income	$379,354,244	$261,375,036

Broad USD High Yield Corporate Bond
Ordinary income	$605,921,384	$421,560,670

ESG Advanced High Yield Corporate Bond
Ordinary income	$7,071,781	$7,263,731
Long-term capital gains	—	177,273

	$7,071,781	$7,441,004

Fallen Angels USD Bond
Ordinary income	$84,879,810	$143,208,910

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements  (continued)

As of October 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

0-5 Year High Yield Corporate Bond	$26,457,134	$(478,344,192)	$(297,061,503)	$(748,948,561)
Broad USD High Yield Corporate Bond	51,265,755	(256,378,152)	(1,163,879,526)	(1,368,991,923)
ESG Advanced High Yield Corporate Bond	637,634	(8,652,800)	(16,788,028)	(24,803,194)
Fallen Angels USD Bond	5,988,780	(131,458,495)	(230,830,840)	(356,300,555)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the classification of investments and the accrual of income on securities in default.

As of October 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

0-5 Year High Yield Corporate Bond	$5,465,180,219	$25,087,565	$(322,149,016)	$(297,061,451)
Broad USD High Yield Corporate Bond	11,582,225,339	35,694,105	(1,199,550,841)	(1,163,856,736)
ESG Advanced High Yield Corporate Bond	151,819,044	646,316	(17,434,344)	(16,788,028)
Fallen Angels USD Bond	1,640,583,614	5,338,777	(236,169,617)	(230,830,840)

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by

86	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Funds invest.

The Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The Funds may be exposed to financial instruments that recently transitioned from, or continue to be tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The Secured Overnight Financing Rate (“SOFR”) has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/23		Year Ended 10/31/22

iShares ETF	Shares	Amount	Shares	Amount

0-5 Year High Yield Corporate Bond
Shares sold	41,500,000	$1,711,024,847	97,100,000	$4,016,331,811
Shares redeemed	(98,800,000)	(4,062,478,034)	(45,600,000)	(1,933,783,810)

	(57,300,000)	$(2,351,453,187)	51,500,000	$2,082,548,001

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements  (continued)

	Year Ended 10/31/23		Year Ended 10/31/22

iShares ETF	Shares	Amount	Shares	Amount

Broad USD High Yield Corporate Bond
Shares sold	189,850,000	$6,630,541,378	148,650,000	$5,434,474,901
Shares redeemed	(160,800,000)	(5,616,321,150)	(114,950,000)	(4,221,729,742)

	29,050,000	$1,014,220,228	33,700,000	$1,212,745,159

ESG Advanced High Yield Corporate Bond
Shares sold	250,000	$10,893,485	1,400,000	$69,430,603
Shares redeemed	(650,000)	(28,270,091)	(800,000)	(35,217,693)

	(400,000)	$(17,376,606)	600,000	$34,212,910

Fallen Angels USD Bond
Shares sold	33,100,000	$825,571,750	24,050,000	$674,034,410
Shares redeemed	(51,050,000)	(1,274,559,327)	(110,450,000)	(2,904,237,680)

	(17,950,000)	$(448,987,577)	(86,400,000)	$(2,230,203,270)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

88	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the four funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

iShares 0-5 Year High Yield Corporate Bond ETF iShares Broad USD High Yield Corporate Bond ETF iShares ESG Advanced High Yield Corporate Bond ETF iShares Fallen Angels USD Bond ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	89

Important Tax Information (unaudited)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2023:

iShares ETF	Federal Obligation Interest

0-5 Year High Yield Corporate Bond	$1,002,020
Broad USD High Yield Corporate Bond	1,807,785
ESG Advanced High Yield Corporate Bond	26,899
Fallen Angels USD Bond	260,187

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2023:

iShares ETF	Interest Dividends

0-5 Year High Yield Corporate Bond	$371,290,575
Broad USD High Yield Corporate Bond	593,670,098
ESG Advanced High Yield Corporate Bond	6,888,449
Fallen Angels USD Bond	78,620,025

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2023:

iShares ETF	Interest-Related Dividends

0-5 Year High Yield Corporate Bond	$298,495,923
Broad USD High Yield Corporate Bond	504,337,565
ESG Advanced High Yield Corporate Bond	5,793,988
Fallen Angels USD Bond	61,876,178

90	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares 0-5 Year High Yield Corporate Bond ETF, iSharesESG Advanced High Yield Corporate Bond ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract  (continued)

iShares Broad USD High Yield Corporate Bond ETF, iShares Fallen Angels USD Bond ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	93

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

0-5 Year High Yield Corporate Bond	$2.672007	$—	$—	$2.672007	100%	—%	—%	100%

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, ( “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, the Company is only required to comply with certain disclosure, reporting and transparency obligations of AIFMD because it has registered the iShares Broad USD High Yield Corporate Bond ETF (the “Fund”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

The Company is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area.As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time.All employees are subject to a clawback policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

S U P P L E M E N T A L I N F O R M A T I O N	95

Supplemental Information (unaudited)  (continued)

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2022 was USD 4.12 million. This figure is comprised of fixed remuneration of USD 685 thousand and variable remuneration of USD 3.44 million. There was a total of 8 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2022, to its senior management was USD 2.96 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 970 thousand. These figures relate to the entire Company and not to the Fund.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares Broad USD High Yield Corporate Bond ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

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Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of October 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	97

Trustee and Officer Information (unaudited)  (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

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Trustee and Officer Information (unaudited)  (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President. Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	99

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviation

CMT	Constant Maturity Treasury

LIBOR	London Interbank Offered Rate

PIK	Payment-in-kind

REIT	Real Estate Investment Trust

SOFR	Secured Overnight Financing Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	101

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iShares.com  |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, ICE Data Indices, LLC, or Markit Indices Limited, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1020-1023

OCTOBER 31, 2023

2023 Annual Report

iShares Trust

• iShares Core Total USD Bond Market ETF | IUSB | NASDAQ

• iShares U.S. Fixed Income Balanced Risk Factor ETF | FIBR | Cboe BZX

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	1.39%	10.14%

U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)

International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40

Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

U.S. Bond Market Overview

The U.S. fixed-income market, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a return of 0.36% for the 12 months ended October 31, 2023 (the “reporting period”). The benefit of income outweighed the effect of falling prices, leading to a narrow gain.

Several factors played a role in the weak showing for bonds. When the reporting period began, the market was seeing support from a decline in inflation from the peak reached in the months following the outbreak of war in Ukraine. The easing of price pressures fueled expectations that the U.S. Federal Reserve (Fed) could be nearing the end of its long series of interest rate hikes, leading to positive market performance in late 2022. As 2023 progressed, however, the combination of persistent inflation and communications from Fed officials made it clear that although rate hikes were indeed winding down, interest rates were likely to remain “higher for longer.” Continued strength in economic growth, together with elevated housing prices and robust employment, reinforced the notion that the Fed would need to maintain high rates to prevent a reacceleration of inflation. The Fed ultimately raised rates six times over the course of the 12-month period, bringing the benchmark fed funds rate from a range of 3.0-3.25% to 5.25%-5.50%. More important, however, was the fact that the markets continued to push out expectations for the central bank’s first rate cut. At the beginning of the period, the futures markets were indicating the initial rate reduction would occur in the second half of 2023. In contrast, the expected timing had shifted to late 2024 by the end of October.

In this environment, U.S. Treasury yields moved higher across the maturity spectrum (as prices fell). The two-year note climbed 4.48% to 5.09% over the course of the 12-month period, while the 10-year yield rose from 4.05% to 4.93%. Both issues finished October 2023 near their highest levels since 2007. The government bond market, in addition to being affected by rising interest rates, was further pressured by worries that the need for increased Treasury issuance would create an imbalance of supply and demand in the market.

The volatility in U.S. Treasuries, together with lower mortgage pre-payments and the Fed’s efforts to reduce the fixed-income holdings on its balance sheet, caused mortgage-backed securities to finish with a negative return. Conversely, the other major segments of the securitized category—asset-backed securities and commercial mortgage-backed securities—posted gains. Investment-grade corporate bonds also produced positive returns and outpaced Treasuries. The asset class benefited from a larger contribution from income and a decline in its yield spreads versus government issues.

Bonds with maturities of ten years and above, which are most sensitive to rate movements, trailed the broader market. On the other hand, issues in the three- to- seven-year maturity range outperformed. Higher-rated investment-grade bonds, whose performance is dictated more by interest-rate trends than credit developments, generally lagged lower-rated securities.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® Core Total USD Bond Market ETF

Investment Objective

The iShares Core Total USD Bond Market ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated bonds that are rated either investment grade or high-yield, as represented by the Bloomberg U.S. Universal Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	1.15%	0.18%	0.94%	1.15%	0.91%	9.19%
Fund Market	0.99	0.15	0.94	0.99	0.74	9.14
Index	1.19	0.21	0.97	1.19	1.03	9.44

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 10, 2014. The first day of secondary market trading was June 12, 2014.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 945.10	$ 0.29		$ 1,000.00	$ 1,024.90	$ 0.31		0.06%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2023 (continued)	iShares® Core Total USD Bond Market ETF

Portfolio Management Commentary

As represented by the Index, U.S. dollar-denominated investment-grade and high-yield bonds in aggregate posted a modest gain for the reporting period. A rise in U.S. Treasury yields weighed on performance across most sectors of the bond market, while more credit-oriented sectors led performance.

U.S. Treasury bonds were in negative territory as persistent high inflation led the Federal Reserve to hike its benchmark overnight lending rate, directly impacting short-term Treasury yields and leading the curve higher across maturities. Longer-term Treasuries experienced the biggest price declines given their higher sensitivity to changes in interest rates.

Investment grade corporate bonds experienced positive returns in aggregate, as the sector is less interest rate-sensitive relative to Treasuries. In addition, corporate issues trade at a yield advantage versus Treasuries and their prices broadly were supported by a narrowing in spreads over the period.

Returns for securitized assets, which include residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities, ended in positive territory. Performance within the sector was led by asset-backed securities such as those collateralized by home equity loans, auto loans and credit card receivables, as the segment remained supported by generally strong consumer fundamentals. Returns for residential mortgage-backed securities were essentially flat for the period as rising interest rates made the segment less attractive to investors, while performance for commercial mortgage-backed securities was constrained by recession fears and a weak backdrop for office properties.

Below-investment grade, high yield corporate issues led bond market performance, posting a notable positive return. The category outperformed the investment grade corporate market due to its lower interest-rate sensitivity. In addition, the significant weighting of energy issuers within the sector proved helpful as gas and oil prices strengthened over the latter half of the period.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Rating*	Percent of Total Investments	(a)

Aaa	50.9%
Aa	4.6
A	14.1
Baa	13.4
Ba	2.8
B	2.6
Caa	0.6
Ca	0.1
Not Rated	10.9

PORTFOLIO COMPOSITION

Investment Type	Percent of Total Investments	(a)

U.S. Government & Agency Obligations	60.6%
Corporate Bonds & Notes	33.4
Foreign Government Obligations	4.7
Collaterized Mortgage Obligations	0.9
Municipal Debt Obligations	0.5
Asset-Backed Securities	0.5
Fixed Rate Loan Interests	—	(b)
TBA Sales Commitments	(0.6)

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.
(b)	Rounds to less than 0.1%

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® U.S. Fixed Income Balanced Risk Factor ETF

Investment Objective

The iShares U.S. Fixed Income Balanced Risk Factor ETF (the “Fund”) seeks to track the investment results of an index, composed of taxable U.S. dollar-denominated bonds and U.S. Treasury futures, which targets an equal allocation between interest rate and credit spread risk, as represented by the Bloomberg U.S. Fixed Income Balanced Risk Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

On December 14, 2023, the Board approved a proposal to change the name of iShares U.S. Fixed Income Balanced Risk Factor ETF to iShares U.S. Fixed Income Balanced Risk Systematic ETF. This change is expected to become effective on January 26, 2024.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	4.32%	(0.11)%	0.70%	4.32%	(0.56)%	6.28%
Fund Market	4.40	(0.14)	0.70	4.40	(0.72)	6.29
Index	4.81	0.11	0.89	4.81	0.55	8.03

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was February 24, 2015. The first day of secondary market trading was February 26, 2015.

Index performance through February 4, 2018 reflects the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. Index performance beginning on February 5, 2018 reflects the performance of the Bloomberg U.S. Fixed Income Balanced Risk Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 984.10	$ 1.25		$ 1,000.00	$ 1,023.90	$ 1.28		0.25%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2023 (continued)	iShares® U.S. Fixed Income Balanced Risk Factor ETF

Portfolio Management Commentary

As represented by the Index, U.S. dollar-denominated investment-grade and high-yield bonds in aggregate posted a modest gain for the reporting period as more credit-oriented sectors led bond market performance. A rise in U.S. Treasury yields weighed on performance across most other sectors of the bond market, including residential mortgage-backed securities.

Investment grade corporate bonds experienced positive returns in aggregate. In addition, corporate issues trade at a spread over Treasuries and their prices broadly were supported by a narrowing in credit spreads over the period.

Below-investment grade, high yield corporate issues led bond market performance, posting a notable positive return. The category outperformed the investment grade corporate market due to its higher yields and lower interest-rate sensitivity. In addition, the significant weighting of energy issuers within the sector contributed to positive performance as gas and oil prices increased over the latter half of the period.

Returns for residential mortgage-backed securities, which represent the bulk of the Index’s non-corporate exposure, ended in modest negative territory due to rising interest rates.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Rating*	Percent of Total Investments	(a)

Aaa	5.1%
Aa	2.4
A	47.9
Baa	28.2
Ba	6.8
B	6.1
Caa	1.3
Not Rated	2.2

MATURITY ALLOCATION

Maturity	Percent of Total Investments	(a)

0-1 Year	0.7%
1-5 Years	44.7
5-10 Years	29.7
10-15 Years	1.7
15-20 Years	2.9
More than 20 Years	20.3

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	9

Schedule of Investments October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
American Express Credit Account Master Trust 4.87%, 05/15/28	$12,070	$11,860,709
Class A, 4.95%, 10/15/27	13,000	12,831,924
Series 2022-2, Class A, 3.39%, 05/15/27	10,000	9,656,408
BA Credit Card Trust Series 2021-A1, Class A1, 0.44%, 09/15/26	5,020	4,897,605
Capital One Multi-Asset Execution Trust Class A2, 1.39%, 07/15/30	1,000	823,063
Capital One Prime Auto Receivables Trust 3.17%, 04/15/27 (Call 04/15/26)	17,575	16,942,728
Ford Credit Auto Owner Trust
5.27%, 05/17/27 (Call 04/15/26)	2,595	2,570,256
Series 2020-C A4, 0.51%, 08/15/26 (Call 01/15/25)	5,940	5,620,641
GM Financial Consumer Automobile Receivables Trust 2023-1
4.66%, 02/16/28 (Call 10/16/26)	6,190	6,057,280
4.59%, 07/17/28 (Call 10/16/26)	1,170	1,129,389
Santander Drive Auto Receivables Trust 5.09%, 05/15/30 (Call 01/15/26)	8,530	8,255,741
Toyota Auto Receivables Owner Trust Series 2021-B, Class A4, 0.53%, 10/15/26 (Call 07/15/25)	1,100	1,018,597
Verizon Master Trust Series 2021-1, Class A, 0.50%, 05/20/27 (Call 05/20/24)	1,910	1,852,593
Volkswagen Auto Loan Enhanced Trust
5.02%, 06/20/28	10,780	10,600,006
5.01%, 01/22/30	4,000	3,891,304

Total Asset-Backed Securities — 0.4% (Cost: $100,363,512)		98,008,244

Collaterized Mortgage Obligations

Mortgage-Backed Securities — 0.9%
Bank, Series 2020-BN27, Class A5, 2.14%, 04/15/63 (Call 04/15/30)	690	531,132
BBCMS Mortgage Trust
6.00%, 09/15/56	14,120	13,818,873
Series 2020-C7, Class A4, 1.79%, 04/15/53 (Call 04/15/30)	3,000	2,302,344
Series 2020-C7, Class A5, 2.04%, 04/15/53 (Call 04/15/30)	1,330	1,033,834
Series 2022-C15, Class A5, 3.66%, 04/15/55 (Call 04/15/32)(a)	11,940	9,861,565
BBCMS Mortgage Trust 2022-C18, 5.71%, 12/15/55 (Call 12/15/32)(a)	1,260	1,206,296
BBCMS Trust, Series 2021-C10, Class A5, 2.49%, 07/15/54 (Call 07/15/31)	4,650	3,607,743
Benchmark Mortgage Trust
3.72%, 03/15/62 (Call 03/15/29)	5,000	4,397,329
5.52%, 04/15/56 (Call 04/15/33)	1,217	1,142,877
Series 2018-B4, Class ASB, 4.06%, 07/15/51 (Call 07/15/28)(a)	443	424,148
Series 2018-B5, Class A4, 4.21%, 07/15/51 (Call 08/15/28)	750	684,118
Series 2019-B11, Class A4, 3.28%, 05/15/52 (Call 06/15/29)	3,000	2,596,925
Series 2019-B9, Class A5, 4.02%, 03/15/52 (Call 02/15/29)	2,500	2,216,817
Series 2020-B21, Class A4, 1.70%, 12/17/53 (Call 12/15/30)	2,400	1,806,248

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2020-B21, Class A5, 1.98%, 12/17/53 (Call 12/15/30)	$1,450	$1,083,099
Series 2020-B22, Class A5, 1.97%, 01/15/54 (Call 01/15/31)	5,000	3,725,945
Series 2020-B23, Class A5, 2.07%, 02/15/54 (Call 02/15/31)	15,000	10,882,021
Series 2021-B29, Class A5, 2.39%, 09/15/54 (Call 10/15/31)	6,660	5,036,691
CD Mortgage Trust, Series 2017-CD5, Class A4, 3.43%, 08/15/50 (Call 07/15/27)	1,280	1,153,129
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class A4, 3.57%, 06/15/50 (Call 05/15/27)	1,000	906,943
Citigroup Commercial Mortgage Trust 3.46%, 12/10/49 (Call 01/10/27)	8,868	8,279,144
Series 20116-P4, Class A4, 2.90%, 07/10/49 (Call 07/10/26)	3,600	3,277,740
Series 2016-GC37, Class A4, 3.31%, 04/10/49 (Call 03/10/26)	1,000	932,450
Series 2017-P7, Class A4, 3.71%, 04/14/50 (Call 04/14/27)	750	687,168
Commission Mortgage Trust
Series 2014-UBS4, Class AM, 3.97%, 08/10/47 (Call 07/10/29)	750	711,607
Series 2015-CR22, Class A5, 3.31%, 03/10/48 (Call 03/10/25)	2,000	1,914,319
Series 2015-CR25, Class A4, 3.76%, 08/10/48 (Call 08/10/25)	650	619,210
Series 2017-COR2, Class A3, 3.51%, 09/10/50 (Call 09/10/27)	1,000	897,141
CSAIL Commercial Mortgage Trust, Series 2018-CX11, Class A5, 4.03%, 04/15/51 (Call 04/15/28)(a)	1,750	1,586,619
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, 4.35%, 01/25/33 (Call 02/25/33)(a)	50,000	45,284,882
GS Mortgage Securities Trust
Series 2014-GC24, Class A4, 3.67%, 09/10/47 (Call 09/10/24)	3,264	3,199,974
Series 2014-GC24, Class A5, 3.93%, 09/10/47 (Call 09/10/24)	1,250	1,217,955
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2016-JP3, Class A4, 2.63%, 08/15/49 (Call 09/15/26)	1,236	1,128,786
Series 2016-JP4, Class A4, 3.65%, 12/15/49 (Call 04/15/27)(a)	2,499	2,301,144
JPMBB Commercial Mortgage Securities Trust 3.67%, 09/15/47 (Call 10/15/24)	4,871	4,778,056
Series 2014-C18, Class A5, 4.08%, 02/15/47 (Call 01/15/29)	5,097	5,056,850
Series 2015-C31, Class A3, 3.80%, 08/15/48 (Call 08/15/25)	6,475	6,113,579
Series 2015-C32, Class A5, 3.60%, 11/15/48 (Call 10/15/25)	2,500	2,342,285
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP7, Class A5, 3.45%, 09/15/50 (Call 08/15/27)	1,000	900,932
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17, Class A5, 3.74%, 08/15/47 (Call 07/15/24)	2,500	2,452,353

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2014-C18, Class ASB, 3.62%, 10/15/47 (Call 07/15/26)	$84	$82,851
Series 2015-C20, Class ASB, 3.07%, 02/15/48 (Call 11/15/26)	2,367	2,331,456
Series 2015-C22, Class A4, 3.31%, 04/15/48 (Call 04/15/25)	500	475,485
Series 2015-C23, Class A4, 3.72%, 07/15/50 (Call 06/15/25)	500	476,832
Series 2016-C28, Class AS, 3.95%, 01/15/49 (Call 02/15/28)	2,000	1,802,935
Morgan Stanley Capital I Trust
Series 2018, Class A3, 4.14%, 10/15/51 (Call 10/15/28)	1,000	907,081
Series 2018-H3, Class A5, 4.18%, 07/15/51 (Call 07/15/28)	1,000	908,774
Series 2019-H6, Class A4, 3.42%, 06/15/52 (Call 06/15/29)	880	755,925
Series 2019-L3, Class AS, 3.49%, 11/15/52 (Call 11/15/29)	420	340,801
Series 2021-L7, Class A5, 2.57%, 10/15/54 (Call 10/15/31)	5,000	3,814,618
UBS Commercial Mortgage Trust, Series 2018-C08, Class A4, 3.98%, 02/15/51 (Call 02/15/28)	875	792,864
Wells Fargo Commercial Mortgage Trust Class A4, 2.34%, 08/15/54 (Call 07/15/31)	920	694,788
Series 2015-LC22, Class A4, 3.84%, 09/15/58 (Call 09/15/25)	1,000	950,988
Series 2017-C41, Class A4, 3.47%, 11/15/50 (Call 11/15/27)	5,000	4,476,473
Series 2017-C42, Class A4, 3.59%, 12/15/50 (Call 12/15/27)	1,200	1,064,224
Series 2018-C47, Class A4, 4.44%, 09/15/61 (Call 10/15/28)	3,000	2,750,966
Series 2020-C56, Class A5, 2.45%, 06/15/53 (Call 04/15/30)	520	409,878
Series 2020-C58, Class A4, 2.10%, 07/15/53 (Call 12/15/30)	2,120	1,597,772
Series 2021-C59, Class A5, 2.63%, 04/15/54 (Call 04/15/31)	3,470	2,679,292

		189,414,274

Total Collaterized Mortgage Obligations — 0.9% (Cost: $216,170,755)		189,414,274

Corporate Bonds & Notes

Advertising — 0.1%
Advantage Sales & Marketing Inc., 6.50%, 11/15/28 (Call 11/15/23)(b)	600	488,632
Clear Channel International BV, 6.63%, 08/01/25 (Call 11/13/23)(b)	400	393,233
Clear Channel Outdoor Holdings Inc.
5.13%, 08/15/27 (Call 12/01/23)(b)(c)	932	827,988
7.50%, 06/01/29 (Call 06/01/24)(b)(c)	790	575,724
7.75%, 04/15/28 (Call 04/15/24)(b)(c)	730	559,356
9.00%, 09/15/28 (Call 09/15/25)(c)	555	540,615
Interpublic Group of Companies Inc. (The)
2.40%, 03/01/31 (Call 12/01/30)	345	265,481
3.38%, 03/01/41 (Call 09/01/40)	634	400,646
4.65%, 10/01/28 (Call 07/01/28)	540	502,572
4.75%, 03/30/30 (Call 12/30/29)	586	533,908

Security	Par (000)	Value

Advertising (continued)
5.38%, 06/15/33 (Call 03/15/33)	$251	$230,404
5.40%, 10/01/48 (Call 04/01/48)	531	430,618
Lamar Media Corp.
3.63%, 01/15/31 (Call 01/15/26)	404	326,721
3.75%, 02/15/28 (Call 11/16/23)	445	397,354
4.00%, 02/15/30 (Call 02/15/25)	405	342,295
4.88%, 01/15/29 (Call 01/15/24)(c)	298	272,992
Omnicom Group Inc.
2.45%, 04/30/30 (Call 01/30/30)	525	416,241
2.60%, 08/01/31 (Call 05/01/31)	650	499,851
3.60%, 04/15/26 (Call 01/15/26)	1,512	1,431,302
3.65%, 11/01/24 (Call 08/01/24)	956	932,346
4.20%, 06/01/30 (Call 03/01/30)	754	663,845
Outfront Media Capital LLC/Outfront Media Capital Corp.
4.25%, 01/15/29 (Call 01/15/24)(b)	365	297,449
4.63%, 03/15/30 (Call 03/15/25)(b)(c)	380	306,592
5.00%, 08/15/27 (Call 11/13/23)(b)	495	440,979
6.25%, 06/15/25 (Call 12/01/23)(b)	295	291,213
Stagwell Global LLC, 5.63%, 08/15/29 (Call 08/15/24)(b)	810	669,333
Summer BC Bidco B LLC, 5.50%, 10/31/26 (Call 12/01/23)(b)	345	300,259
Terrier Media Buyer Inc., 8.88%, 12/15/27 (Call 11/13/23)(b)	730	567,368

		13,905,317

Aerospace & Defense — 0.5%
Airbus SE
3.15%, 04/10/27 (Call 01/10/27)(b)	1,325	1,221,706
3.95%, 04/10/47 (Call 10/10/46)(b)	390	286,491
BAE Systems Finance Inc., 7.50%, 07/01/27(b)	360	376,036
BAE Systems Holdings Inc.
3.85%, 12/15/25 (Call 09/15/25)(b)	486	465,952
4.75%, 10/07/44(b)	466	371,247
BAE Systems PLC
1.90%, 02/15/31 (Call 11/15/30)(b)	910	685,799
3.00%, 09/15/50 (Call 03/15/50)(b)	800	466,454
3.40%, 04/15/30 (Call 01/15/30)(b)	295	252,384
5.80%, 10/11/41(b)	280	253,053
Boeing Co. (The)
2.20%, 02/04/26 (Call 11/13/23)	4,435	4,075,685
2.25%, 06/15/26 (Call 03/15/26)	637	577,484
2.60%, 10/30/25 (Call 07/30/25)	255	238,381
2.70%, 02/01/27 (Call 12/01/26)	939	845,268
2.75%, 02/01/26 (Call 01/01/26)	893	831,111
2.80%, 03/01/27 (Call 12/01/26)	400	359,249
2.95%, 02/01/30 (Call 11/01/29)	905	747,309
3.10%, 05/01/26 (Call 03/01/26)	840	782,235
3.20%, 03/01/29 (Call 12/01/28)	1,129	974,706
3.25%, 02/01/28 (Call 12/01/27)	902	805,100
3.25%, 03/01/28 (Call 12/01/27)	318	282,471
3.25%, 02/01/35 (Call 11/01/34)	578	426,159
3.38%, 06/15/46 (Call 12/15/45)	574	346,748
3.45%, 11/01/28 (Call 08/01/28)	510	452,360
3.50%, 03/01/39 (Call 09/01/38)	255	173,538
3.55%, 03/01/38 (Call 09/01/37)	325	227,351
3.60%, 05/01/34 (Call 02/01/34)	599	467,132
3.63%, 02/01/31 (Call 11/01/30)	1,065	897,717
3.63%, 03/01/48 (Call 09/01/47)	480	296,955
3.65%, 03/01/47 (Call 09/01/46)	410	256,509
3.75%, 02/01/50 (Call 08/01/49)	1,205	765,520

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Aerospace & Defense (continued)
3.83%, 03/01/59 (Call 09/01/58)	$365	$218,603
3.85%, 11/01/48 (Call 05/01/48)	530	341,765
3.90%, 05/01/49 (Call 11/01/48)	842	550,890
3.95%, 08/01/59 (Call 02/01/59)	775	476,190
4.88%, 05/01/25 (Call 04/01/25)	2,261	2,221,413
5.04%, 05/01/27 (Call 03/01/27)	1,562	1,512,453
5.15%, 05/01/30 (Call 02/01/30)	3,004	2,814,590
5.71%, 05/01/40 (Call 11/01/39)	1,570	1,387,906
5.81%, 05/01/50 (Call 11/01/49)	3,419	2,946,220
5.88%, 02/15/40	542	483,812
5.93%, 05/01/60 (Call 11/01/59)	2,270	1,909,598
6.13%, 02/15/33	413	405,949
6.63%, 02/15/38	270	265,403
6.88%, 03/15/39	416	420,486
Bombardier Inc.
6.00%, 02/15/28 (Call 02/15/24)(b)	545	483,875
7.13%, 06/15/26 (Call 12/01/23)(b)	897	863,207
7.45%, 05/01/34(b)	405	453,332
7.50%, 03/15/25 (Call 12/01/23)(b)	277	276,922
7.50%, 02/01/29 (Call 02/01/26)(b)(c)	565	523,332
7.88%, 04/15/27 (Call 12/01/23)(b)	1,445	1,391,332
Embraer Netherlands Finance BV
5.40%, 02/01/27(c)	573	553,196
7.00%, 07/28/30 (Call 04/28/30)(d)	410	400,186
F-Brasile SpA/F-Brasile U.S. LLC, Series XR, 7.38%, 08/15/26 (Call 11/13/23)(b)	348	331,175
General Dynamics Corp.
1.15%, 06/01/26 (Call 05/01/26)	290	260,146
2.13%, 08/15/26 (Call 05/15/26)	1,040	953,763
2.25%, 06/01/31 (Call 03/01/31)	345	272,481
2.38%, 11/15/24 (Call 09/15/24)	390	376,752
2.63%, 11/15/27 (Call 08/15/27)	215	192,416
2.85%, 06/01/41 (Call 12/01/40)	410	269,197
3.25%, 04/01/25 (Call 03/01/25)	820	794,377
3.50%, 05/15/25 (Call 03/15/25)	769	746,364
3.50%, 04/01/27 (Call 02/01/27)	915	858,004
3.60%, 11/15/42 (Call 05/15/42)	185	132,998
3.63%, 04/01/30 (Call 01/01/30)	1,140	1,013,710
3.75%, 05/15/28 (Call 02/15/28)	1,090	1,014,768
4.25%, 04/01/40 (Call 10/01/39)	575	465,869
4.25%, 04/01/50 (Call 10/01/49)	370	288,305
HEICO Corp.
5.25%, 08/01/28 (Call 07/01/28)	375	361,793
5.35%, 08/01/33 (Call 05/01/33)	340	312,090
Hexcel Corp.
4.20%, 02/15/27 (Call 11/15/26)	634	584,491
4.95%, 08/15/25 (Call 05/15/25)	650	633,054
Howmet Aerospace Inc.
3.00%, 01/15/29 (Call 11/15/28)	495	417,337
5.90%, 02/01/27	457	450,781
5.95%, 02/01/37	475	434,727
6.75%, 01/15/28	235	235,592
6.88%, 05/01/25 (Call 04/01/25)	420	421,774
L3Harris Technologies Inc.
1.80%, 01/15/31 (Call 10/15/30)	758	565,227
2.90%, 12/15/29 (Call 09/15/29)	717	602,736
3.83%, 04/27/25 (Call 01/27/25)	935	905,400
3.85%, 12/15/26 (Call 09/15/26)	897	845,109
4.40%, 06/15/28 (Call 03/15/28)	1,734	1,618,639
4.85%, 04/27/35 (Call 10/27/34)	455	401,569
5.05%, 04/27/45 (Call 10/27/44)	233	193,489

Security	Par (000)	Value

Aerospace & Defense (continued)
5.40%, 01/15/27	$725	$712,385
5.40%, 07/31/33 (Call 04/30/33)	865	808,098
5.60%, 07/31/53 (Call 01/31/53)	150	132,474
6.15%, 12/15/40	35	33,310
Lockheed Martin Corp.
1.85%, 06/15/30 (Call 03/15/30)	719	564,926
2.80%, 06/15/50 (Call 12/15/49)	883	515,070
3.55%, 01/15/26 (Call 10/15/25)	1,212	1,164,454
3.60%, 03/01/35 (Call 09/01/34)	205	167,438
3.80%, 03/01/45 (Call 09/01/44)	915	665,810
3.90%, 06/15/32 (Call 03/15/32)	485	424,663
4.07%, 12/15/42	808	625,379
4.09%, 09/15/52 (Call 03/15/52)	901	664,397
4.15%, 06/15/53 (Call 12/15/52)	695	516,489
4.30%, 06/15/62 (Call 12/15/61)	580	424,012
4.45%, 05/15/28 (Call 04/15/28)	210	201,272
4.50%, 05/15/36 (Call 11/15/35)	531	464,986
4.70%, 05/15/46 (Call 11/15/45)	937	773,640
4.75%, 02/15/34 (Call 11/15/33)	450	413,293
4.95%, 10/15/25 (Call 09/15/25)	425	421,862
5.10%, 11/15/27 (Call 10/15/27)	840	830,084
5.20%, 02/15/55 (Call 08/15/54)	185	161,380
5.25%, 01/15/33 (Call 10/15/32)	750	722,148
5.70%, 11/15/54 (Call 05/15/54)	545	510,314
5.72%, 06/01/40	335	320,810
5.90%, 11/15/63 (Call 05/15/63)	765	730,549
Series B, 6.15%, 09/01/36	715	727,005
Moog Inc., 4.25%, 12/15/27 (Call 12/01/23)(b)	396	358,352
Northrop Grumman Corp.
2.93%, 01/15/25 (Call 11/15/24)	1,346	1,300,236
3.20%, 02/01/27 (Call 11/01/26)	807	747,355
3.25%, 01/15/28 (Call 10/15/27)	1,330	1,210,824
3.85%, 04/15/45 (Call 10/15/44)	720	511,170
4.03%, 10/15/47 (Call 04/15/47)	1,372	997,044
4.40%, 05/01/30 (Call 02/01/30)	916	843,897
4.70%, 03/15/33 (Call 12/15/32)	805	732,974
4.75%, 06/01/43	797	652,897
4.95%, 03/15/53 (Call 09/15/52)	605	501,109
5.05%, 11/15/40	433	374,457
5.15%, 05/01/40 (Call 11/01/39)	560	489,422
5.25%, 05/01/50 (Call 11/01/49)	283	245,903
Rolls-Royce PLC
3.63%, 10/14/25 (Call 07/14/25)(b)	720	677,299
5.75%, 10/15/27 (Call 07/15/27)(b)	750	710,896
RTX Corp.
1.90%, 09/01/31 (Call 06/01/31)	845	619,958
2.25%, 07/01/30 (Call 04/01/30)	1,262	990,363
2.38%, 03/15/32 (Call 12/15/31)	780	585,826
2.65%, 11/01/26 (Call 08/01/26)	565	517,022
2.82%, 09/01/51 (Call 03/01/51)	990	531,329
3.03%, 03/15/52 (Call 09/15/51)	1,020	569,438
3.13%, 05/04/27 (Call 02/04/27)	852	775,994
3.13%, 07/01/50 (Call 01/01/50)	762	441,718
3.50%, 03/15/27 (Call 12/15/26)	1,027	949,636
3.75%, 11/01/46 (Call 05/01/46)	615	407,096
3.95%, 08/16/25 (Call 06/16/25)	1,495	1,446,115
4.05%, 05/04/47 (Call 11/04/46)	570	398,142
4.13%, 11/16/28 (Call 08/16/28)	2,245	2,061,042
4.15%, 05/15/45 (Call 11/16/44)	746	534,804
4.35%, 04/15/47 (Call 10/15/46)	835	611,380
4.45%, 11/16/38 (Call 05/16/38)	665	530,559

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Aerospace & Defense (continued)
4.50%, 06/01/42	$1,638	$1,271,815
4.63%, 11/16/48 (Call 05/16/48)	1,323	1,014,683
4.70%, 12/15/41	458	364,414
4.80%, 12/15/43 (Call 06/15/43)	420	332,470
4.88%, 10/15/40	545	446,463
5.00%, 02/27/26 (Call 01/27/26)	375	368,495
5.15%, 02/27/33 (Call 11/27/32)	940	866,710
5.38%, 02/27/53 (Call 08/27/52)	705	597,269
5.40%, 05/01/35	100	92,596
5.70%, 04/15/40	395	358,546
6.05%, 06/01/36	120	115,679
6.13%, 07/15/38	515	492,258
7.20%, 08/15/27	793	825,989
7.50%, 09/15/29	125	134,431
Spirit AeroSystems Inc.
3.85%, 06/15/26 (Call 03/15/26)	225	208,018
4.60%, 06/15/28 (Call 03/15/28)(c)	515	408,125
7.50%, 04/15/25 (Call 12/01/23)(b)	885	882,721
9.38%, 11/30/29 (Call 11/30/25)(b)(c)	670	688,269
ST Engineering RHQ Ltd., 1.50%, 04/29/25 (Call 01/29/25)(d)	800	753,009
TransDigm Inc.
4.63%, 01/15/29 (Call 01/15/24)	890	766,803
4.88%, 05/01/29 (Call 05/01/24)	566	491,248
5.50%, 11/15/27 (Call 12/01/23)	2,010	1,872,881
6.25%, 03/15/26 (Call 12/01/23)(b)	3,300	3,226,574
6.75%, 08/15/28 (Call 02/15/25)(b)	1,720	1,671,611
6.88%, 12/15/30 (Call 08/18/26)(b)	1,105	1,068,942
7.50%, 03/15/27 (Call 12/01/23)	420	419,336
Triumph Group Inc.
7.75%, 08/15/25 (Call 12/01/23)(c)	345	327,778
9.00%, 03/15/28 (Call 03/15/25)(b)	915	885,581

		114,036,122

Agriculture — 0.4%
Adecoagro SA, 6.00%, 09/21/27(d)	300	277,856
Altria Group Inc.
2.35%, 05/06/25 (Call 04/06/25)	871	824,805
2.45%, 02/04/32 (Call 11/04/31)	1,050	766,083
2.63%, 09/16/26 (Call 06/16/26)	964	884,393
3.40%, 05/06/30 (Call 02/06/30)	962	803,280
3.40%, 02/04/41 (Call 08/04/40)	1,075	658,026
3.70%, 02/04/51 (Call 08/04/50)	1,132	659,631
3.88%, 09/16/46 (Call 03/16/46)	1,188	733,328
4.00%, 02/04/61 (Call 08/04/60)	438	263,413
4.25%, 08/09/42	757	518,324
4.40%, 02/14/26 (Call 12/14/25)	563	544,197
4.45%, 05/06/50 (Call 11/06/49)	427	281,845
4.50%, 05/02/43	557	392,519
4.80%, 02/14/29 (Call 11/14/28)	680	636,657
5.38%, 01/31/44(c)	1,157	990,126
5.80%, 02/14/39 (Call 08/14/38)	1,502	1,333,038
5.95%, 02/14/49 (Call 08/14/48)	1,703	1,444,032
6.20%, 11/01/28 (Call 10/01/28)	275	273,334
6.88%, 11/01/33 (Call 08/01/33)	200	197,988
Amaggi Luxembourg International Sarl, 5.25%, 01/28/28(d)	600	547,162
Archer-Daniels-Midland Co.
2.50%, 08/11/26 (Call 05/11/26)	1,463	1,356,621
2.70%, 09/15/51 (Call 03/15/51)	299	168,217
2.90%, 03/01/32 (Call 12/01/31)	470	381,065
3.25%, 03/27/30 (Call 12/27/29)	733	635,120

Security	Par (000)	Value

Agriculture (continued)
3.75%, 09/15/47 (Call 03/15/47)	$722	$505,015
4.02%, 04/16/43	425	313,984
4.50%, 08/15/33 (Call 05/15/33)	245	220,684
4.50%, 03/15/49 (Call 09/15/48)	350	278,971
4.54%, 03/26/42	162	131,611
5.38%, 09/15/35	155	147,305
5.94%, 10/01/32	70	70,708
BAT Capital Corp.
2.26%, 03/25/28 (Call 01/25/28)	1,483	1,245,702
2.73%, 03/25/31 (Call 12/25/30)	764	575,701
3.22%, 09/06/26 (Call 07/06/26)	421	389,576
3.46%, 09/06/29 (Call 06/06/29)	410	348,066
3.56%, 08/15/27 (Call 05/15/27)	711	644,413
3.73%, 09/25/40 (Call 03/25/40)	620	392,645
3.98%, 09/25/50 (Call 03/25/50)	741	435,914
4.39%, 08/15/37 (Call 02/15/37)	1,931	1,402,843
4.54%, 08/15/47 (Call 02/15/47)	1,570	1,014,085
4.70%, 04/02/27 (Call 02/02/27)	1,027	977,480
4.74%, 03/16/32 (Call 12/16/31)	570	489,377
4.76%, 09/06/49 (Call 03/06/49)	927	614,629
4.91%, 04/02/30 (Call 01/02/30)	824	742,724
5.28%, 04/02/50 (Call 10/02/49)	367	261,084
5.65%, 03/16/52 (Call 09/16/51)	530	398,010
6.34%, 08/02/30 (Call 06/02/30)	785	761,051
6.42%, 08/02/33 (Call 05/02/33)	1,115	1,050,754
7.08%, 08/02/43 (Call 02/02/43)	540	491,649
7.08%, 08/02/53 (Call 02/02/53)	595	530,566
7.75%, 10/19/32 (Call 07/19/32)	305	312,862
BAT International Finance PLC
1.67%, 03/25/26 (Call 02/25/26)	1,309	1,178,825
4.45%, 03/16/28 (Call 02/16/28)	516	475,187
5.93%, 02/02/29 (Call 01/02/29)	875	850,867
Bunge Ltd. Finance Corp.
1.63%, 08/17/25 (Call 07/17/25)	664	614,931
2.75%, 05/14/31 (Call 02/14/31)	680	538,467
3.25%, 08/15/26 (Call 05/15/26)	813	757,317
3.75%, 09/25/27 (Call 06/25/27)	705	652,113
Cargill Inc.
0.75%, 02/02/26 (Call 01/02/26)(b)	1,273	1,145,539
1.70%, 02/02/31 (Call 11/02/30)(b)	540	407,759
2.13%, 04/23/30 (Call 01/23/30)(b)	545	438,279
2.13%, 11/10/31 (Call 08/10/31)(b)	990	751,350
3.13%, 05/25/51 (Call 11/25/50)(b)	725	438,897
3.25%, 05/23/29 (Call 02/23/29)(b)	125	112,389
3.50%, 04/22/25 (Call 12/01/23)(b)	1,115	1,082,366
3.63%, 04/22/27 (Call 03/22/27)(b)	260	244,415
3.88%, 05/23/49 (Call 11/23/48)(b)	345	238,039
4.00%, 06/22/32 (Call 03/22/32)(b)	290	252,388
4.38%, 04/22/52 (Call 10/22/51)(b)	290	221,574
4.50%, 06/24/26(b)	155	151,074
4.75%, 04/24/33 (Call 01/24/33)(b)	345	315,282
4.76%, 11/23/45(b)	605	489,512
4.88%, 10/10/25 (Call 09/10/25)(b)	440	435,425
5.13%, 10/11/32 (Call 07/11/32)(b)	565	532,565
Darling Ingredients Inc.
5.25%, 04/15/27 (Call 11/13/23)(b)	367	349,324
6.00%, 06/15/30 (Call 06/15/25)(b)	760	708,204
Imperial Brands Finance PLC
3.50%, 07/26/26 (Call 05/26/26)(b)	945	879,910
3.88%, 07/26/29 (Call 04/26/29)(b)	750	653,991
4.25%, 07/21/25 (Call 04/21/25)(b)	1,353	1,306,883

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Agriculture (continued)
6.13%, 07/27/27 (Call 06/27/27)(b)	$555		$549,511
IOI Investment L Bhd, 3.38%, 11/02/31 (Call 05/02/31)(d)	200		150,563
JT International Financial Services BV
2.25%, 09/14/31 (Call 06/14/31)(d)	400		299,882
6.88%, 10/24/32 (Call 07/24/32)(b)	340		352,287
MHP Lux SA, 6.95%, 04/03/26(d)	400		297,380
Philip Morris International Inc.
0.88%, 05/01/26 (Call 04/01/26)	1,053		936,710
1.50%, 05/01/25 (Call 04/01/25)	455		427,675
1.75%, 11/01/30 (Call 08/01/30)	656		490,847
2.10%, 05/01/30 (Call 02/01/30)	460		361,025
2.75%, 02/25/26 (Call 11/25/25)	495		463,541
3.13%, 08/17/27 (Call 05/17/27)	250		228,697
3.13%, 03/02/28 (Call 12/02/27)	505		451,848
3.25%, 11/10/24	897		874,050
3.38%, 08/11/25 (Call 05/11/25)	435		417,647
3.38%, 08/15/29 (Call 05/15/29)	840		730,822
3.88%, 08/21/42	603		423,125
4.13%, 03/04/43	576		412,705
4.25%, 11/10/44	1,000		720,430
4.38%, 11/15/41	638		479,444
4.50%, 03/20/42	459		350,992
4.88%, 02/13/26	1,105		1,085,015
4.88%, 02/15/28 (Call 01/15/28)	1,100		1,056,957
4.88%, 11/15/43	523		415,486
5.00%, 11/17/25	810		800,196
5.13%, 11/15/24	550		546,010
5.13%, 11/17/27 (Call 10/17/27)	699		680,959
5.13%, 02/15/30 (Call 12/15/29)	1,640		1,544,747
5.25%, 09/07/28 (Call 08/07/28)	250		243,157
5.38%, 02/15/33 (Call 11/15/32)	1,230		1,136,231
5.50%, 09/07/30 (Call 07/07/30)	465		445,104
5.63%, 11/17/29 (Call 09/17/29)	493		482,454
5.63%, 09/07/33 (Call 06/07/33)	250		234,588
5.75%, 11/17/32 (Call 08/17/32)	1,385		1,322,649
6.38%, 05/16/38	1,146		1,135,273
Reynolds American Inc.
4.45%, 06/12/25 (Call 03/12/25)	1,137		1,108,763
5.70%, 08/15/35 (Call 02/15/35)	551		472,437
5.85%, 08/15/45 (Call 02/15/45)	1,705		1,332,800
6.15%, 09/15/43	573		478,104
7.25%, 06/15/37	366		352,641
Turning Point Brands Inc., 5.63%, 02/15/26 (Call 11/13/23)(b)	230		211,309
Vector Group Ltd.
5.75%, 02/01/29 (Call 02/01/24)(b)	660		559,563
10.50%, 11/01/26 (Call 12/01/23)(b)	405		404,599
Viterra Finance BV
2.00%, 04/21/26 (Call 03/21/26)(b)	595		537,307
3.20%, 04/21/31 (Call 01/21/31)(b)	571		451,232
4.90%, 04/21/27 (Call 03/21/27)(b)	300		285,728
5.25%, 04/21/32 (Call 01/21/32)(b)(c)	310		277,083

			73,560,914

Airlines — 0.2%
Air Canada, 3.88%, 08/15/26 (Call 02/15/26)(b)	860		782,894
Air Canada Pass Through Trust
Series 2015-1, Class A, 3.60%, 09/15/28(b)	277		253,897
Series 2020-1, Class C, 10.50%, 07/15/26(b)	230		247,278
Series 2020-2, Class A, 5.25%, 10/01/30(b)	0	(e)	0

Security	Par (000)		Value

Airlines (continued)
Alaska Airlines Pass Through Trust, Series 2020-1, 4.80%, 02/15/29(b)	$394		$368,135
Allegiant Travel Co., 7.25%, 08/15/27 (Call 08/15/24)(b)	405		368,184
American Airlines Group Inc., 3.75%, 03/01/25(b)	361		337,591
American Airlines Inc.
7.25%, 02/15/28 (Call 02/15/25)(b)	550		512,097
11.75%, 07/15/25(b)	1,630		1,727,898
American Airlines Inc./AAdvantage Loyalty IP Ltd.
5.50%, 04/20/26(b)	2,188		2,127,103
5.75%, 04/20/29(b)	2,255		2,034,031
American Airlines Pass Through Trust
Series 2013-1, Class A, 4.00%, 01/15/27	152		141,052
Series 2014-1, Class A, 3.70%, 04/01/28	415		370,492
Series 2015-1, Class A, 3.38%, 11/01/28(c)	467		412,059
Series 2015-2, Class AA, 3.60%, 03/22/29	115		102,905
Series 2016-1, Class AA, 3.58%, 07/15/29	140		126,426
Series 2016-2, Class AA, 3.20%, 12/15/29	576		508,015
Series 2016-3, Class AA, 3.00%, 04/15/30(c)	522		455,737
Series 2017-1, Class AA, 3.65%, 08/15/30	388		343,123
Series 2017-2, Class AA, 3.35%, 04/15/31	439		379,647
Series 2019-1, Class AA, 3.15%, 08/15/33	105		87,720
Series A, Class A, 2.88%, 01/11/36	923		737,343
Avianca Midco 2 Ltd., 9.00%, 12/01/28 (Call 12/01/24)(d)	1,250		1,033,434
Azul Secured Finance LLP
10.88%, 05/28/30(d)	400		310,587
11.93%, 08/28/28	600		582,254
British Airways Pass Through Trust
Class A, 2.90%, 09/15/36(b)(c)	873		710,193
Class A, 4.25%, 05/15/34(b)	581		510,779
Series 2019-1, Class AA, 3.30%, 06/15/34(b)	400		339,529
Continental Airlines Pass Through Trust, Series 2012-2, Class A, 4.00%, 04/29/26	0	(e)	0
Delta Air Lines Inc.
3.75%, 10/28/29 (Call 07/28/29)	348		295,860
4.38%, 04/19/28 (Call 01/19/28)(c)	320		293,591
4.50%, 10/20/25(b)	1,429		1,388,414
4.75%, 10/20/28(b)	1,831		1,720,239
7.00%, 05/01/25(b)	1,895		1,904,201
7.38%, 01/15/26 (Call 12/15/25)	635		641,424
Delta Air Lines Pass Through Trust, Series 2020, Class AA, 2.00%, 12/10/29	74		63,723
Grupo Aeromexico SAB de CV, 8.50%, 03/17/27 (Call 03/17/24)(d)	600		557,474
Hawaiian Airlines Pass Through Certificates, Series 2013-1, Class A, 3.90%, 07/15/27	119		106,055
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26 (Call 01/20/24)(b)	915		675,898
JetBlue Pass Through Trust
Series 1A, Class A, 4.00%, 05/15/34(c)	489		430,218
Series 2019-1, Class AA, 2.75%, 11/15/33	907		749,806
Korean Air Lines Co. Ltd., 4.75%, 09/23/25(d)	200		196,033
Latam Airlines Group SA, 13.38%, 10/15/29 (Call 10/15/25)(d)	600		643,473
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27 (Call 06/30/24)(b)	638		629,764
Southwest Airlines Co.
2.63%, 02/10/30 (Call 11/10/29)	525		423,627

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Airlines (continued)
3.00%, 11/15/26 (Call 08/15/26)	$373	$342,862
3.45%, 11/16/27 (Call 08/16/27)	236	212,985
5.13%, 06/15/27 (Call 04/15/27)	1,236	1,193,078
5.25%, 05/04/25 (Call 04/04/25)	1,184	1,167,520
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/25 (Call 11/14/23)(b)	888	656,452
United Airlines Holdings Inc., 4.88%, 01/15/25	255	247,658
United Airlines Inc.
4.38%, 04/15/26 (Call 10/15/25)(b)	1,510	1,404,440
4.63%, 04/15/29 (Call 10/15/28)(b)	1,480	1,251,261
United Airlines Pass Through Trust
5.80%, 07/15/37	1,190	1,118,840
Series 2013-1, Class A, 4.30%, 02/15/27	517	491,351
Series 2014-1, Class A, 4.00%, 10/11/27	439	408,354
Series 2014-2, Class A, 3.75%, 03/03/28	626	573,367
Series 2016-1, Class AA, 3.10%, 01/07/30	318	279,543
Series 2016-2, Class AA, 2.88%, 04/07/30	653	562,323
Series 2018-1, Class AA, 3.50%, 09/01/31	704	612,986
Series 2019, Class AA, 4.15%, 02/25/33	713	631,779
Series 2019-2, Class AA, 2.70%, 11/01/33	32	25,437
Series 2019-2, Class B, 3.50%, 11/01/29	141	124,628
Series 2020-1, Class A, 5.88%, 04/15/29	840	823,853
Series 2020-1, Class B, 4.88%, 07/15/27	596	562,707
Series A, 3.10%, 04/07/30	172	141,231
Unity 1 Sukuk Ltd., 2.39%, 11/03/25(d)	400	372,065
VistaJet Malta Finance PLC/Vista Management Holding Inc.
6.38%, 02/01/30 (Call 02/01/25)(b)	750	502,037
7.88%, 05/01/27 (Call 05/01/24)(b)(c)	355	273,299
9.50%, 06/01/28 (Call 06/01/25)(b)(c)	400	306,305

		40,916,564

Apparel — 0.1%
Crocs Inc.
4.13%, 08/15/31 (Call 08/15/26)(b)(c)	255	194,905
4.25%, 03/15/29 (Call 03/15/24)(b)	266	220,510
Hanesbrands Inc.
4.88%, 05/15/26 (Call 02/15/26)(b)(c)	675	620,501
9.00%, 02/15/31 (Call 02/15/26)(b)(c)	425	395,163
Kontoor Brands Inc., 4.13%, 11/15/29 (Call 11/15/24)(b)	306	253,328
Levi Strauss & Co., 3.50%, 03/01/31 (Call 03/01/26)(b)(c)	395	309,390
Michael Kors USA Inc., 4.25%, 11/01/24 (Call 09/01/24)(b)	1,290	1,259,795
NIKE Inc.
2.38%, 11/01/26 (Call 08/01/26)	800	735,903
2.40%, 03/27/25 (Call 02/27/25)	325	311,966
2.75%, 03/27/27 (Call 01/27/27)	662	609,594
2.85%, 03/27/30 (Call 12/27/29)	1,462	1,248,920
3.25%, 03/27/40 (Call 09/27/39)	1,385	996,848
3.38%, 11/01/46 (Call 05/01/46)	625	422,513
3.38%, 03/27/50 (Call 09/27/49)(c)	632	424,989
3.63%, 05/01/43 (Call 11/01/42)	212	156,962
3.88%, 11/01/45 (Call 05/01/45)	625	467,106
PVH Corp., 4.63%, 07/10/25 (Call 06/10/25)	732	701,414
Ralph Lauren Corp.
2.95%, 06/15/30 (Call 03/15/30)	422	353,569
3.75%, 09/15/25 (Call 07/15/25)	608	586,396
Tapestry Inc.
3.05%, 03/15/32 (Call 12/15/31)	15	10,723
4.13%, 07/15/27 (Call 04/15/27)	249	225,589

Security	Par (000)	Value

Apparel (continued)
Under Armour Inc., 3.25%, 06/15/26 (Call 03/15/26)	$450	$409,646
VF Corp.
2.40%, 04/23/25 (Call 03/23/25)	446	419,985
2.80%, 04/23/27 (Call 02/23/27)	311	273,570
2.95%, 04/23/30 (Call 01/23/30)(c)	840	656,109
William Carter Co. (The), 5.63%, 03/15/27 (Call 12/01/23)(b)	356	339,961
Wolverine World Wide Inc., 4.00%, 08/15/29 (Call 08/15/24)(b)	420	312,753

		12,918,108

Auto Manufacturers — 0.8%
Allison Transmission Inc.
3.75%, 01/30/31 (Call 01/30/26)(b)	770	610,613
4.75%, 10/01/27 (Call 11/13/23)(b)	320	292,532
5.88%, 06/01/29 (Call 06/01/24)(b)	350	324,600
American Honda Finance Corp.
1.00%, 09/10/25	511	469,422
1.20%, 07/08/25	685	636,516
1.30%, 09/09/26	625	554,756
1.50%, 01/13/25	150	142,785
1.80%, 01/13/31	493	374,124
2.00%, 03/24/28	460	394,256
2.25%, 01/12/29	208	176,353
2.30%, 09/09/26	665	607,105
2.35%, 01/08/27	881	795,769
3.50%, 02/15/28	666	610,372
4.60%, 04/17/30	560	521,158
4.70%, 01/12/28	240	230,701
4.75%, 01/12/26	115	112,975
5.00%, 05/23/25	505	500,557
5.13%, 07/07/28	685	667,887
5.25%, 07/07/26	375	371,951
5.80%, 10/03/25	615	617,051
5.85%, 10/04/30	375	372,319
Series A, 4.60%, 04/17/25	550	542,045
Aston Martin Capital Holdings Ltd., 10.50%, 11/30/25 (Call 11/01/24)(b)	840	834,748
BMW Finance NV, 2.85%, 08/14/29 (Call 05/14/29)(b)	630	544,876
BMW U.S. Capital LLC
1.25%, 08/12/26 (Call 07/12/26)(b)	730	650,694
1.95%, 08/12/31 (Call 05/12/31)(b)	320	241,231
2.55%, 04/01/31 (Call 01/01/31)(b)	758	602,994
2.80%, 04/11/26 (Call 01/11/26)(b)	1,010	947,906
3.25%, 04/01/25(b)	105	101,714
3.30%, 04/06/27 (Call 01/06/27)(b)	355	328,330
3.45%, 04/01/27 (Call 03/01/27)(b)	750	698,093
3.63%, 04/18/29 (Call 01/18/29)(b)	130	117,515
3.70%, 04/01/32 (Call 01/01/32)(b)	480	410,574
3.75%, 04/12/28 (Call 01/12/28)(b)	690	638,069
3.90%, 04/09/25 (Call 03/09/25)(b)	765	746,753
3.95%, 08/14/28 (Call 05/14/28)(b)(c)	100	92,683
4.15%, 04/09/30 (Call 01/09/30)(b)	1,365	1,238,788
5.05%, 08/11/28 (Call 07/11/28)(b)(c)	400	388,431
5.15%, 08/11/33 (Call 05/11/33)(b)	500	461,726
5.30%, 08/11/25(b)	400	398,543
Cummins Inc.
0.75%, 09/01/25 (Call 08/01/25)	200	183,836
1.50%, 09/01/30 (Call 06/01/30)	1,033	791,609
2.60%, 09/01/50 (Call 03/01/50)(c)	352	193,228
4.88%, 10/01/43 (Call 04/01/43)	245	209,322

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
Daimler Finance North America LLC
1.45%, 03/02/26(b)	$155	$140,604
2.13%, 03/10/25(b)	975	929,240
2.45%, 03/02/31(b)	45	35,648
2.63%, 03/10/30(b)	430	356,569
3.10%, 08/15/29(b)	808	701,881
3.30%, 05/19/25(b)	425	409,958
4.30%, 02/22/29(b)	565	527,838
Daimler Trucks Finance North America LLC
1.63%, 12/13/24(b)	650	619,610
2.00%, 12/14/26(b)	490	436,168
2.38%, 12/14/28(b)	80	67,102
3.50%, 04/07/25(b)	575	555,571
3.65%, 04/07/27(b)	1,000	928,694
5.13%, 01/19/28(b)	760	735,084
5.15%, 01/16/26(b)	835	822,004
5.20%, 01/17/25(b)	520	515,440
5.40%, 09/20/28(b)	500	484,225
5.50%, 09/20/33(b)	555	511,165
5.60%, 08/08/25(b)	345	342,714
Ford Holdings LLC, 9.30%, 03/01/30	235	251,764
Ford Motor Co.
3.25%, 02/12/32 (Call 11/12/31)	1,910	1,439,624
4.35%, 12/08/26 (Call 09/08/26)	1,104	1,040,557
4.75%, 01/15/43	1,451	1,006,443
5.29%, 12/08/46 (Call 06/08/46)	951	690,706
6.10%, 08/19/32 (Call 05/19/32)(c)	1,290	1,193,647
6.38%, 02/01/29	160	152,411
6.63%, 10/01/28(c)	330	326,707
7.13%, 11/15/25	125	124,877
7.40%, 11/01/46	302	283,770
7.45%, 07/16/31(c)	778	785,741
7.50%, 08/01/26	7	7,024
9.63%, 04/22/30 (Call 01/22/30)	315	351,338
Ford Motor Credit Co. LLC
2.30%, 02/10/25 (Call 01/10/25)	1,055	995,855
2.70%, 08/10/26 (Call 07/10/26)	1,103	989,423
2.90%, 02/16/28 (Call 12/16/27)	550	467,648
2.90%, 02/10/29 (Call 12/10/28)	705	576,498
3.38%, 11/13/25 (Call 10/13/25)	1,605	1,497,582
3.63%, 06/17/31 (Call 03/17/31)	735	580,698
3.82%, 11/02/27 (Call 08/02/27)	550	490,502
4.00%, 11/13/30 (Call 08/13/30)	1,210	996,628
4.06%, 11/01/24 (Call 10/01/24)	1,090	1,061,801
4.13%, 08/04/25	1,010	963,073
4.13%, 08/17/27 (Call 06/17/27)	918	834,134
4.27%, 01/09/27 (Call 11/09/26)	660	609,881
4.39%, 01/08/26	880	834,073
4.54%, 08/01/26 (Call 06/01/26)	580	545,313
4.69%, 06/09/25 (Call 04/09/25)	440	424,918
4.95%, 05/28/27 (Call 04/28/27)	1,100	1,030,993
5.11%, 05/03/29 (Call 02/03/29)	1,092	990,259
5.13%, 06/16/25 (Call 05/16/25)	1,275	1,238,879
6.80%, 05/12/28 (Call 04/12/28)(c)	1,085	1,082,281
6.95%, 03/06/26 (Call 02/06/26)	1,050	1,053,074
6.95%, 06/10/26 (Call 05/10/26)	800	801,639
7.20%, 06/10/30 (Call 04/10/30)	625	623,902
7.35%, 11/04/27 (Call 10/04/27)	1,150	1,163,851
7.35%, 03/06/30 (Call 01/06/30)	860	864,610

Security	Par (000)	Value

Auto Manufacturers (continued)
Geely Automobile Holdings Ltd., 4.00%, (Call 12/09/24),
(5-year CMT + 5.449%)(a)(d)(f)	$400	$383,239
Geely Finance Hong Kong Ltd., 3.00%, 03/05/25(d)	400	378,376
General Motors Co.
4.00%, 04/01/25	88	85,300
4.20%, 10/01/27 (Call 07/01/27)	769	712,125
5.00%, 10/01/28 (Call 07/01/28)	561	528,953
5.00%, 04/01/35	548	455,515
5.15%, 04/01/38 (Call 10/01/37)	839	674,794
5.20%, 04/01/45	1,017	752,909
5.40%, 10/15/29 (Call 08/15/29)	535	502,197
5.40%, 04/01/48 (Call 10/01/47)	505	379,062
5.60%, 10/15/32 (Call 07/15/32)(c)	785	716,608
5.95%, 04/01/49 (Call 10/01/48)	635	513,940
6.13%, 10/01/25 (Call 09/01/25)	1,125	1,122,968
6.25%, 10/02/43	1,040	892,011
6.60%, 04/01/36 (Call 10/01/35)	913	857,223
6.75%, 04/01/46 (Call 10/01/45)	664	592,512
6.80%, 10/01/27 (Call 08/01/27)	859	871,846
General Motors Financial Co. Inc.
1.25%, 01/08/26 (Call 12/08/25)	1,175	1,052,875
1.50%, 06/10/26 (Call 05/10/26)	970	855,879
2.35%, 02/26/27 (Call 01/26/27)	455	399,934
2.35%, 01/08/31 (Call 10/08/30)	775	576,652
2.40%, 04/10/28 (Call 02/10/28)	547	461,042
2.40%, 10/15/28 (Call 08/15/28)	1,180	973,027
2.70%, 08/20/27 (Call 06/20/27)	965	842,294
2.70%, 06/10/31 (Call 03/10/31)	680	511,774
2.75%, 06/20/25 (Call 05/20/25)	933	880,948
2.90%, 02/26/25 (Call 01/26/25)	1,303	1,244,637
3.10%, 01/12/32 (Call 10/12/31)	705	536,029
3.50%, 11/07/24 (Call 09/07/24)	350	340,420
3.60%, 06/21/30 (Call 03/21/30)	995	820,240
3.80%, 04/07/25	5	4,827
3.85%, 01/05/28 (Call 10/05/27)	301	270,870
4.00%, 01/15/25 (Call 10/15/24)	717	697,166
4.00%, 10/06/26 (Call 07/06/26)	922	861,817
4.30%, 07/13/25 (Call 04/13/25)	900	869,721
4.30%, 04/06/29 (Call 02/06/29)	830	736,867
4.35%, 04/09/25 (Call 02/09/25)	652	633,775
4.35%, 01/17/27 (Call 10/17/26)	825	774,536
5.00%, 04/09/27 (Call 03/09/27)	1,180	1,127,461
5.25%, 03/01/26 (Call 12/01/25)	712	693,559
5.40%, 04/06/26	1,025	1,003,007
5.65%, 01/17/29 (Call 10/17/28)	508	487,629
5.80%, 06/23/28 (Call 05/23/28)	745	721,629
5.85%, 04/06/30 (Call 02/06/30)	835	789,260
6.00%, 01/09/28 (Call 12/09/27)	625	613,847
6.05%, 10/10/25	910	906,495
6.40%, 01/09/33 (Call 10/09/32)(c)	950	909,794
Honda Motor Co. Ltd.
2.27%, 03/10/25 (Call 02/10/25)	105	100,395
2.53%, 03/10/27 (Call 02/10/27)	745	673,539
2.97%, 03/10/32 (Call 12/10/31)	638	524,809
Hyundai Assan Otomotiv Sanayi ve Ticaret AS,
1.63%, 07/12/26(d)	200	177,137
Hyundai Capital America
1.30%, 01/08/26 (Call 12/08/25)(b)	1,025	924,250
1.50%, 06/15/26 (Call 05/15/26)(b)	955	848,712
1.65%, 09/17/26 (Call 08/17/26)(b)	885	780,102

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
1.80%, 10/15/25 (Call 09/15/25)(b)	$790	$727,808
1.80%, 01/10/28 (Call 11/08/27)(b)	758	630,373
2.00%, 06/15/28 (Call 04/15/28)(b)	865	711,537
2.10%, 09/15/28 (Call 07/17/28)(b)(c)	620	509,638
2.38%, 10/15/27 (Call 08/15/27)(b)	455	391,817
2.65%, 02/10/25 (Call 01/10/25)(b)	845	808,395
2.75%, 09/27/26(d)	350	318,177
3.00%, 02/10/27 (Call 12/10/26)(b)	615	553,540
3.50%, 11/02/26 (Call 09/02/26)(b)	872	808,098
5.50%, 03/30/26(b)	300	294,992
5.60%, 03/30/28 (Call 02/29/28)(b)	310	300,056
5.65%, 06/26/26(b)	600	591,622
5.68%, 06/26/28 (Call 05/26/28)(b)	580	561,007
5.70%, 06/26/30 (Call 04/26/30)(b)	445	421,045
5.80%, 06/26/25(b)	285	283,352
5.80%, 04/01/30 (Call 02/01/30)(b)	320	305,311
5.88%, 04/07/25 (Call 03/07/25)(b)	598	595,678
5.95%, 09/21/26(b)	550	546,031
6.10%, 09/21/28 (Call 08/21/28)(b)	550	540,640
6.20%, 09/21/30 (Call 07/21/30)(b)	560	544,064
6.25%, 11/03/25(b)	375	374,884
6.38%, 04/08/30 (Call 01/08/30)(b)	410	403,152
6.50%, 01/16/29 (Call 12/16/28)(b)	375	373,909
Hyundai Capital Services Inc.
1.25%, 02/08/26(d)	600	538,323
2.13%, 04/24/25(d)	400	377,532
2.50%, 01/24/27(d)	200	178,743
3.63%, 08/29/27(d)	200	182,300
Hyundai Motor Manufacturing Indonesia PT,
1.75%, 05/06/26(d)	400	358,797
Jaguar Land Rover Automotive PLC
4.50%, 10/01/27 (Call 07/01/27)(b)	325	280,473
5.50%, 07/15/29 (Call 07/15/24)(b)	340	293,346
5.88%, 01/15/28 (Call 01/15/24)(b)	380	341,108
7.75%, 10/15/25 (Call 12/01/23)(b)	525	526,046
JB Poindexter & Co. Inc., 7.13%, 04/15/26 (Call 12/01/23)(b)	445	424,108
Kia Corp.
1.75%, 10/16/26(d)	800	711,092
2.75%, 02/14/27(d)	400	360,209
3.25%, 04/21/26(b)	300	281,971
Mercedes-Benz Finance North America LLC
3.50%, 08/03/25(b)	900	868,735
3.75%, 02/22/28(b)	1,180	1,092,385
4.80%, 03/30/26(b)	1,165	1,141,136
4.80%, 03/30/28(b)	1,000	961,022
4.95%, 03/30/25(b)	1,125	1,114,673
5.05%, 08/03/33(b)	1,000	916,143
5.10%, 08/03/28(b)	1,015	983,638
5.20%, 08/03/26(b)	665	656,040
5.25%, 11/29/27(b)	370	363,462
5.38%, 08/01/25(b)	940	936,522
5.38%, 11/26/25(b)	355	352,944
5.50%, 11/27/24(b)	525	522,901
8.50%, 01/18/31	563	650,740
Nissan Motor Acceptance Co. LLC
1.85%, 09/16/26 (Call 08/16/26)(b)	760	658,677
2.45%, 09/15/28 (Call 07/15/28)(b)	350	280,383
6.95%, 09/15/26(b)(c)	475	475,823
7.05%, 09/15/28 (Call 08/15/28)(b)	670	661,158

Security	Par (000)	Value

Auto Manufacturers (continued)
Nissan Motor Acceptance Corp.
2.00%, 03/09/26 (Call 02/09/26)(b)	$545	$486,618
2.75%, 03/09/28 (Call 01/09/28)(b)	649	538,081
Nissan Motor Co. Ltd.
3.52%, 09/17/25 (Call 08/17/25)(b)	1,390	1,314,894
4.35%, 09/17/27 (Call 07/17/27)(b)	1,890	1,712,898
4.81%, 09/17/30 (Call 06/17/30)(b)	1,468	1,248,684
PACCAR Financial Corp.
0.90%, 11/08/24	10	9,518
1.10%, 05/11/26	280	252,057
1.80%, 02/06/25	354	337,925
2.00%, 02/04/27	225	201,264
3.55%, 08/11/25	260	251,694
4.45%, 03/30/26	190	186,043
4.60%, 01/10/28	400	387,319
4.95%, 10/03/25	235	233,444
PM General Purchaser LLC, 9.50%, 10/01/28 (Call 12/01/23)(b)	425	399,534
Stellantis Finance U.S. Inc.
1.71%, 01/29/27 (Call 12/29/26)(b)	1,340	1,162,979
2.69%, 09/15/31 (Call 06/15/31)(b)	980	741,132
5.63%, 01/12/28 (Call 12/12/27)(b)	255	250,692
6.38%, 09/12/32 (Call 06/12/32)(b)	200	192,612
Toyota Motor Corp.
1.34%, 03/25/26 (Call 02/25/26)	959	870,525
2.36%, 03/25/31 (Call 12/25/30)	535	428,666
2.76%, 07/02/29(c)	615	534,981
3.67%, 07/20/28	165	153,243
5.12%, 07/13/28 (Call 06/13/28)	500	493,328
5.12%, 07/13/33 (Call 04/13/33)(c)	260	250,218
5.28%, 07/13/26 (Call 06/13/26)	240	239,181
Toyota Motor Credit Corp.
0.80%, 10/16/25	700	639,508
0.80%, 01/09/26	475	429,124
1.13%, 06/18/26	1,290	1,154,213
1.15%, 08/13/27	155	132,265
1.45%, 01/13/25	405	385,668
1.65%, 01/10/31	625	473,329
1.80%, 02/13/25	635	605,273
1.90%, 01/13/27	825	736,077
1.90%, 04/06/28	1,060	912,738
1.90%, 09/12/31	460	347,797
2.15%, 02/13/30	217	175,918
2.40%, 01/13/32	10	7,827
3.00%, 04/01/25	592	571,011
3.05%, 03/22/27	1,325	1,221,724
3.05%, 01/11/28	439	399,926
3.20%, 01/11/27	846	787,836
3.38%, 04/01/30	961	837,084
3.40%, 04/14/25	427	413,879
3.65%, 08/18/25	460	445,363
3.65%, 01/08/29	471	431,190
3.80%, 10/24/25(d)(g)	450	434,571
3.95%, 06/30/25	445	433,861
4.45%, 05/18/26	620	605,282
4.45%, 06/29/29	590	558,228
4.55%, 09/20/27	720	695,561
4.55%, 05/17/30	625	585,116
4.63%, 01/12/28	340	329,085
4.70%, 01/12/33	360	332,801
4.80%, 01/10/25	350	346,973

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
5.00%, 08/14/26	$955	$943,049
5.25%, 09/11/28	325	319,976
5.40%, 11/10/25	400	399,444
5.45%, 11/10/27	805	802,637
5.60%, 09/11/25	225	225,455
Volkswagen Group of America Finance LLC
1.25%, 11/24/25 (Call 10/24/25)(b)	1,485	1,353,013
1.63%, 11/24/27 (Call 09/24/27)(b)	828	696,694
3.20%, 09/26/26 (Call 07/26/26)(b)	380	351,395
3.35%, 05/13/25(b)	690	662,025
3.75%, 05/13/30(b)	145	123,844
3.95%, 06/06/25(b)	1,110	1,074,854
4.35%, 06/08/27 (Call 05/08/27)(b)	1,190	1,122,496
4.60%, 06/08/29 (Call 04/08/29)(b)	865	796,176
4.63%, 11/13/25(b)	515	502,605
4.75%, 11/13/28(b)	636	593,564
5.65%, 09/12/28 (Call 08/12/28)(b)(c)	400	388,711
5.70%, 09/12/26(b)	400	396,366
5.80%, 09/12/25(b)	720	716,571
5.90%, 09/12/33 (Call 06/12/33)(b)	400	373,240
Wabash National Corp., 4.50%, 10/15/28 (Call 10/15/24)(b)	320	265,028

		163,785,139

Auto Parts & Equipment — 0.1%
Adient Global Holdings Ltd.
4.88%, 08/15/26 (Call 12/01/23)(b)	585	544,765
7.00%, 04/15/28 (Call 04/15/25)(b)	370	365,677
8.25%, 04/15/31 (Call 04/15/26)(b)	370	361,568
American Axle & Manufacturing Inc.
5.00%, 10/01/29 (Call 10/01/24)(c)	450	355,097
6.25%, 03/15/26 (Call 11/13/23)	141	136,245
6.50%, 04/01/27 (Call 12/01/23)(c)	365	344,278
6.88%, 07/01/28 (Call 11/13/23)(c)	285	253,379
Aptiv PLC
2.40%, 02/18/25 (Call 11/13/23)	40	38,158
3.10%, 12/01/51 (Call 06/01/51)	1,430	769,928
3.25%, 03/01/32 (Call 12/01/31)(c)	480	384,903
4.15%, 05/01/52 (Call 11/01/51)	708	464,633
4.35%, 03/15/29 (Call 12/15/28)	265	245,859
4.40%, 10/01/46 (Call 04/01/46)	118	80,667
5.40%, 03/15/49 (Call 09/15/48)	159	125,522
BorgWarner Inc.
2.65%, 07/01/27 (Call 05/01/27)	678	602,905
4.38%, 03/15/45 (Call 09/15/44)	105	75,119
Clarios Global LP, 6.75%, 05/15/25 (Call 12/01/23)(b)	359	356,630
Clarios Global LP/Clarios U.S. Finance Co.
6.25%, 05/15/26 (Call 12/04/23)(b)	650	635,655
6.75%, 05/15/28 (Call 05/15/25)(b)	550	534,951
8.50%, 05/15/27 (Call 12/04/23)(b)	1,426	1,405,004
Cooper-Standard Automotive Inc., 5.63%, 05/15/27 (Call 01/31/25), (10.63% PIK)(b)(c)(h)	304	203,179
Dana Financing Luxembourg Sarl, 5.75%, 04/15/25 (Call 12/01/23)(b)	148	144,083
Dana Inc.
4.25%, 09/01/30 (Call 05/01/26)	290	229,971
4.50%, 02/15/32 (Call 02/15/27)	280	219,169
5.38%, 11/15/27 (Call 11/13/23)(c)	280	257,487
5.63%, 06/15/28 (Call 11/13/23)	270	244,640
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28 (Call 12/01/23)(b)	360	337,429

Security	Par (000)	Value

Auto Parts & Equipment (continued)
Denso Corp., 1.24%, 09/16/26 (Call 08/16/26)(b)	$400	$352,082
Dornoch Debt Merger Sub Inc., 6.63%, 10/15/29 (Call 10/15/24)(b)	520	409,353
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27 (Call 12/15/26)	514	472,924
5.00%, 05/31/26 (Call 12/01/23)(c)	650	614,792
5.00%, 07/15/29 (Call 04/15/29)(c)	620	533,853
5.25%, 04/30/31 (Call 01/30/31)	385	317,253
5.25%, 07/15/31 (Call 04/15/31)(c)	455	370,546
5.63%, 04/30/33 (Call 01/30/33)	335	268,910
7.00%, 03/15/28(c)	114	112,745
9.50%, 05/31/25 (Call 11/16/23)	632	640,035
IHO Verwaltungs GmbH
4.75%, 09/15/26 (Call 11/13/23), (5.50% PIK)(b)(h)	520	481,018
6.00%, 05/15/27 (Call 11/13/23), (6.75% PIK)(b)(h)	300	279,575
6.38%, 05/15/29 (Call 05/15/24), (7.13% PIK)(b)(h)	285	250,484
Lear Corp.
2.60%, 01/15/32 (Call 10/15/31)	265	195,346
3.50%, 05/30/30 (Call 02/28/30)	100	82,705
3.55%, 01/15/52 (Call 07/15/51)	245	138,846
3.80%, 09/15/27 (Call 06/15/27)	242	221,453
4.25%, 05/15/29 (Call 02/15/29)	440	393,430
5.25%, 05/15/49 (Call 11/15/48)	565	434,523
LG Energy Solution Ltd., 5.75%, 09/25/28(b)	200	196,972
Magna International Inc.
2.45%, 06/15/30 (Call 03/15/30)	535	431,261
4.15%, 10/01/25 (Call 07/01/25)	190	184,620
5.50%, 03/21/33 (Call 12/21/32)(c)	185	176,363
5.98%, 03/21/26 (Call 03/21/24)	43	43,024
Nemak SAB de CV, 3.63%, 06/28/31 (Call 03/28/31)(d)	400	295,334
Real Hero Merger Sub 2 Inc., 6.25%, 02/01/29 (Call 02/01/24)(b)(c)	440	349,873
SK On Co. Ltd., 5.38%, 05/11/26(d)	600	593,626
Tenneco Inc., 8.00%, 11/17/28 (Call 11/17/24)(b)	1,445	1,159,614
Titan International Inc., 7.00%, 04/30/28 (Call 04/30/24)	330	301,447
Toyota Industries Corp., 3.57%, 03/16/28 (Call 12/16/27)(b)(c)	559	510,431
ZF North America Capital Inc.
4.75%, 04/29/25(b)	795	768,096
6.88%, 04/14/28 (Call 03/14/28)(b)	450	436,976
7.13%, 04/14/30 (Call 02/14/30)(b)	450	437,081

		22,171,492

Banks — 6.5%
ABN AMRO Bank NV
1.54%, 06/16/27 (Call 06/16/26), (1-year CMT + 0.800%)(a)(b)	360	315,357
2.47%, 12/13/29 (Call 12/13/28), (1-year CMT + 1.100%)(a)(b)	900	731,676
3.32%, 03/13/37 (Call 12/13/31), (5-year CMT + 1.900%)(a)(b)	895	644,560
4.75%, 07/28/25(b)	1,025	988,148
4.80%, 04/18/26(b)	980	933,205
6.34%, 09/18/27 (Call 09/18/26), (1-year CMT + 1.650%)(a)(b)	800	791,337

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
6.58%, 10/13/26 (Call 10/13/25), (1-year CMT + 1.550%)(a)(b)	$800	$798,892
ABQ Finance Co., 2.00%, 07/06/26(d)	400	356,130
ABQ Finance Ltd., 1.88%, 09/08/25(d)	400	366,347
Abu Dhabi Commercial Bank PJSC
3.50%, 03/31/27(d)	800	737,791
4.50%, 09/14/27(d)	600	569,169
5.38%, 07/18/28	200	194,358
Access Bank PLC, 6.13%, 09/21/26(d)	400	334,727
Adib Capital Invest 3 Ltd., 7.25%, , (5-year CMT + 3.059%)(a)(d)(f)	600	625,803
Agricultural Bank of China Ltd./Hong Kong
1.20%, 10/22/25(d)	400	366,435
2.00%, 03/01/25(d)	200	190,608
Agricultural Bank of China Ltd./New York
1.25%, 01/19/26(d)	800	730,435
1.50%, 01/18/25(d)	200	190,152
2.00%, 01/18/27(d)	400	360,006
Agricultural Bank Of China Ltd./Singapore, 1.25%, 03/02/26(d)	600	545,169
AIB Group PLC
6.61%, 09/13/29 (Call 09/13/28), (1-day SOFR + 2.330%)(a)(b)	565	552,691
7.58%, 10/14/26 (Call 10/14/25), (1-day SOFR + 3.456%)(a)(b)	415	420,310
Akbank TAS
5.13%, 03/31/25(d)	400	385,067
6.80%, 02/06/26(d)	400	388,120
6.80%, 06/22/31 (Call 06/22/26), (5-year CMT + 6.015%)(a)(d)	400	374,274
Al Rajhi Sukuk Ltd., 4.75%, 04/05/28(d)	900	872,800
ANZ Bank New Zealand Ltd., 5.55%, 08/11/32 (Call 08/11/27), (5-year CMT + 2.700%)(a)(b)	300	289,378
ANZ New Zealand International Ltd., 5.36%, 08/14/28(b)	680	661,224
ANZ New Zealand Int’l Ltd./London
1.25%, 06/22/26(b)	355	315,149
2.17%, 02/18/25(b)	345	328,614
2.55%, 02/13/30(b)	5	4,045
3.45%, 07/17/27(b)	534	489,070
3.45%, 01/21/28(b)	329	297,824
ASB Bank Ltd.
1.63%, 10/22/26(b)(c)	570	502,922
5.28%, 06/17/32 (Call 06/17/27),
(5-year CMT + 2.250%)(a)(b)	600	568,268
5.35%, 06/15/26(b)	400	393,655
5.40%, 11/29/27(b)	380	370,115
AUB Sukuk Ltd., 2.62%, 09/09/26(d)	400	361,149
Australia & New Zealand Banking Group Ltd.
2.57%, 11/25/35 (Call 11/25/30),
(5-year CMT + 1.700%)(a)(b)	2,420	1,751,343
2.95%, 07/22/30 (Call 07/22/25),
(5-year CMT + 1.288%)(a)(b)	1,514	1,404,585
3.70%, 11/16/25	435	418,911
4.40%, 05/19/26(b)	295	280,788
4.83%, 02/03/25(b)	425	420,583
5.38%, 07/03/25	865	861,172
5.67%, 10/03/25	795	796,168
Banco Bilbao Vizcaya Argentaria SA 1.13%, 09/18/25	1,965	1,789,754
5.86%, 09/14/26 (Call 09/14/25),
(1-year CMT + 2.300%)(a)	800	788,062

Security	Par (000)	Value

Banks (continued)
Banco Bradesco SA/Cayman Islands
3.20%, 01/27/25(d)	$800	$767,647
4.38%, 03/18/27(d)	200	188,272
Banco de Bogota SA, 6.25%, 05/12/26(d)	800	755,952
Banco de Chile, 2.99%, 12/09/31 (Call 09/09/31)(d)	400	316,647
Banco de Credito del Peru, 2.70%, 01/11/25 (Call 12/11/24)(d)	200	191,464
Banco de Credito del Peru SA
3.13%, 07/01/30 (Call 07/01/25),
(5-year CMT + 3.000%)(a)(d)	800	734,408
3.25%, 09/30/31 (Call 09/30/26),
(5-year CMT + 2.450%)(a)(d)	500	436,893
Banco de Credito e Inversiones SA
2.88%, 10/14/31 (Call 07/14/31)(d)	400	311,764
3.50%, 10/12/27(d)	400	362,623
Banco del Estado de Chile, 2.70%, 01/09/25 (Call 12/09/24)(d)	600	574,405
Banco do Brasil SA, 6.25%, 04/18/30	600	575,300
Banco do Brasil SA/Cayman
3.25%, 09/30/26(d)	600	548,567
4.63%, 01/15/25(d)	600	586,082
4.88%, 01/11/29(d)	400	368,858
Banco General SA, 4.13%, 08/07/27 (Call 05/07/27)(d)	400	365,446
Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa, 4.38%, 04/11/27 (Call 01/11/27)(d)	600	553,376
Banco Internacional del Peru SAA Interbank, 3.25%, 10/04/26 (Call 08/04/26)(d)	450	414,458
Banco Nacional de Comercio Exterior SNC/Cayman Islands
2.72%, 08/11/31 (Call 08/11/26),
(5-year CMT + 2.000%)(a)(d)	400	322,059
4.38%, 10/14/25(d)	600	578,243
Banco Nacional de Panama, 2.50%, 08/11/30 (Call 05/11/30)(d)	800	592,070
Banco Santander Chile
2.70%, 01/10/25 (Call 12/10/24)(c)(d)	650	624,109
3.18%, 10/26/31 (Call 07/28/31)(d)	300	241,512
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, 04/17/25(d)	1,350	1,326,181
Banco Santander SA
1.72%, 09/14/27 (Call 09/14/26), (1-year CMT + 0.900%)(a)	1,008	874,329
1.85%, 03/25/26	963	860,820
2.75%, 05/28/25	1,383	1,303,436
2.75%, 12/03/30	1,055	771,186
2.96%, 03/25/31	475	367,206
3.23%, 11/22/32 (Call 08/22/31), (1-year CMT + 1.600%)(a)	625	459,887
3.31%, 06/27/29	1,028	877,257
3.49%, 05/28/30	1,085	889,357
3.80%, 02/23/28	902	802,220
4.18%, 03/24/28 (Call 03/24/27), (1-year CMT + 2.000%)(a)	805	737,125
4.25%, 04/11/27	1,585	1,470,936
4.38%, 04/12/28	1,305	1,187,264
5.15%, 08/18/25	205	199,610
5.18%, 11/19/25	1,240	1,198,485
5.29%, 08/18/27	405	386,593
5.59%, 08/08/28	1,000	964,615

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
6.53%, 11/07/27 (Call 11/07/26), (1-year CMT + 1.650%)(a)	$600	$599,940
6.61%, 11/07/28	600	600,608
6.92%, 08/08/33	1,130	1,050,559
6.94%, 11/07/33	600	601,413
Banco Votorantim SA, 4.38%, 07/29/25(d)	400	382,882
Bangkok Bank PCL, 5.50%, 09/21/33 (Call 06/21/33)(b)	555	518,268
Bangkok Bank PCL/Hong Kong
3.47%, 09/23/36 (Call 09/23/31), (5-year CMT + 2.150%)(a)(d)	800	598,673
3.73%, 09/25/34 (Call 09/25/29), (5-year CMT + 1.900%)(a)(d)	1,000	812,631
4.30%, 06/15/27 (Call 05/15/27)(d)	400	378,619
4.45%, 09/19/28(d)	500	468,571
9.03%, 03/15/29(b)	400	438,679
Bank Mandiri Persero Tbk PT
2.00%, 04/19/26(d)	200	181,806
4.75%, 05/13/25(d)	600	588,801
Bank Muscat SAOG, 4.75%, 03/17/26(d)	400	382,139
Bank Negara Indonesia Persero Tbk PT
3.75%, 03/30/26(d)	400	367,758
4.30%, (Call 03/24/27), (5-year CMT + 3.466%)(a)(d)(f)	400	323,052
Bank of America Corp.
1.20%, 10/24/26 (Call 10/24/25),
(1-day SOFR + 1.010%)(a)	2,078	1,877,251
1.32%, 06/19/26 (Call 06/19/25),
(1-day SOFR + 1.150%)(a)	2,229	2,049,071
1.53%, 12/06/25 (Call 12/06/24),
(1-day SOFR + 0.650%)(a)	1,593	1,504,507
1.73%, 07/22/27 (Call 07/22/26),
(1-day SOFR + 0.960%)(a)	3,647	3,217,403
1.90%, 07/23/31 (Call 07/23/30),
(1-day SOFR + 1.530%)(a)	1,582	1,176,667
1.92%, 10/24/31 (Call 10/24/30),
(1-day SOFR + 1.370%)(a)	1,665	1,228,021
2.02%, 02/13/26 (Call 02/13/25),
(3-mo. SOFR + 0.902%)(a)	1,300	1,225,788
2.09%, 06/14/29 (Call 06/14/28),
(1-day SOFR + 1.060%)(a)	1,528	1,260,128
2.30%, 07/21/32 (Call 07/21/31),
(1-day SOFR + 1.220%)(a)	2,340	1,727,022
2.48%, 09/21/36 (Call 09/21/31),
(5-year CMT + 1.200%)(a)	3,000	2,138,530
2.50%, 02/13/31 (Call 02/13/30),
(3-mo. SOFR + 1.252%)(a)	2,563	2,021,302
2.55%, 02/04/28 (Call 02/04/27),
(1-day SOFR + 1.050%)(a)	2,058	1,818,902
2.57%, 10/20/32 (Call 10/20/31),
(1-day SOFR + 1.210%)(a)	1,923	1,441,450
2.59%, 04/29/31 (Call 04/29/30),
(1-day SOFR + 2.150%)(a)	2,403	1,895,077
2.68%, 06/19/41 (Call 06/19/40),
(1-day SOFR + 1.930%)(a)	4,117	2,507,247
2.69%, 04/22/32 (Call 04/22/31),
(1-day SOFR + 1.320%)(a)	3,040	2,331,366
2.83%, 10/24/51 (Call 10/24/50),
(1-day SOFR + 1.880%)(a)	855	472,477
2.88%, 10/22/30 (Call 10/22/29),
(3-mo. SOFR + 1.452%)(a)	1,532	1,252,840

Security	Par (000)	Value

Banks (continued)
2.97%, 02/04/33 (Call 02/04/32),
(1-day SOFR + 1.330%)(a)	$2,435	$1,865,312
2.97%, 07/21/52 (Call 07/21/51),
(1-day SOFR + 1.560%)(a)	1,249	717,024
3.19%, 07/23/30 (Call 07/23/29),
(3-mo. SOFR + 1.442%)(a)	1,943	1,628,955
3.25%, 10/21/27 (Call 10/21/26)	1,528	1,381,070
3.31%, 04/22/42 (Call 04/22/41),
(1-day SOFR + 1.580%)(a)	2,397	1,590,173
3.37%, 01/23/26 (Call 01/23/25),
(3-mo. SOFR + 1.072%)(a)	1,520	1,460,579
3.38%, 04/02/26 (Call 04/02/25),
(1-day SOFR + 1.330%)(a)	2,080	1,992,362
3.42%, 12/20/28 (Call 12/20/27),
(3-mo. SOFR + 1.302%)(a)	4,265	3,796,294
3.50%, 04/19/26	1,511	1,425,598
3.56%, 04/23/27 (Call 04/23/26),
(3-mo. SOFR + 1.322%)(a)	1,812	1,691,960
3.59%, 07/21/28 (Call 07/21/27),
(3-mo. SOFR + 1.632%)(a)	1,806	1,634,349
3.71%, 04/24/28 (Call 04/24/27),
(3-mo. SOFR + 1.774%)(a)	1,394	1,272,889
3.82%, 01/20/28 (Call 01/20/27),
(3-mo. SOFR + 1.837%)(a)	2,047	1,888,316
3.85%, 03/08/37 (Call 03/08/32),
(5-year CMT + 2.000%)(a)	870	688,585
3.88%, 08/01/25	1,211	1,172,321
3.95%, 01/23/49 (Call 01/23/48),
(3-mo. SOFR + 1.452%)(a)	1,218	848,038
3.97%, 03/05/29 (Call 03/05/28),
(3-mo. SOFR + 1.332%)(a)	1,636	1,479,903
3.97%, 02/07/30 (Call 02/07/29),
(3-mo. SOFR + 1.472%)(a)	2,671	2,360,889
4.00%, 01/22/25	1,332	1,296,333
4.08%, 04/23/40 (Call 04/23/39),
(3-mo. SOFR + 1.582%)(a)	1,407	1,059,342
4.08%, 03/20/51 (Call 03/20/50),
(3-mo. SOFR + 3.412%)(a)	3,877	2,719,654
4.24%, 04/24/38 (Call 04/24/37),
(3-mo. SOFR + 2.076%)(a)	2,157	1,701,910
4.25%, 10/22/26	1,413	1,334,356
4.27%, 07/23/29 (Call 07/23/28),
(3-mo. SOFR + 1.572%)(a)	2,090	1,900,335
4.33%, 03/15/50 (Call 03/15/49),
(3-mo. SOFR + 1.782%)(a)	1,911	1,405,265
4.38%, 04/27/28 (Call 04/27/27),
(1-day SOFR + 1.580%)(a)	1,755	1,637,292
4.44%, 01/20/48 (Call 01/20/47),
(3-mo. SOFR + 2.252%)(a)	1,854	1,400,070
4.45%, 03/03/26	1,496	1,432,750
4.57%, 04/27/33 (Call 04/27/32),
(1-day SOFR + 1.830%)(a)	2,688	2,318,599
4.83%, 07/22/26 (Call 07/22/25),
(1-day SOFR + 1.750%)(a)	1,840	1,792,056
4.88%, 04/01/44	365	300,238
4.95%, 07/22/28 (Call 07/22/27),
(1-day SOFR + 2.040%)(a)	1,925	1,829,633
5.00%, 01/21/44	1,585	1,329,758
5.02%, 07/22/33 (Call 07/22/32),
(1-day SOFR + 2.160%)(a)	3,810	3,404,678

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
5.08%, 01/20/27 (Call 01/20/26), (1-day SOFR + 1.290%)(a)	$2,175	$2,116,988
5.20%, 04/25/29 (Call 04/25/28), (1-day SOFR + 1.630%)(a)	2,550	2,424,048
5.29%, 04/25/34 (Call 04/25/33), (1-day SOFR + 1.910%)(a)	3,330	3,008,858
5.82%, 09/15/29 (Call 09/15/28), (1-day SOFR + 1.570%)(a)	1,350	1,314,450
5.87%, 09/15/34 (Call 09/15/33), (1-day SOFR + 1.840%)(a)	2,625	2,472,919
5.88%, 02/07/42	1,334	1,248,908
5.93%, 09/15/27 (Call 09/15/26), (1-day SOFR + 1.340%)(a)	1,125	1,113,371
6.11%, 01/29/37	1,897	1,802,727
6.20%, 11/10/28 (Call 11/10/27), (1-day SOFR + 1.990%)(a)	1,450	1,440,765
6.22%, 09/15/26	530	534,396
7.75%, 05/14/38	1,450	1,552,703
Series L, 3.95%, 04/21/25	1,287	1,244,226
Series L, 4.18%, 11/25/27 (Call 11/25/26)	1,805	1,660,931
Series L, 4.75%, 04/21/45	555	435,775
Series N, 1.66%, 03/11/27 (Call 03/11/26), (1-day SOFR + 0.910%)(a)	1,904	1,702,730
Series N, 2.65%, 03/11/32 (Call 03/11/31), (1-day SOFR + 1.220%)(a)	2,362	1,810,285
Series N, 3.48%, 03/13/52 (Call 03/13/51), (1-day SOFR + 1.650%)(a)	945	596,811
Bank of America NA
5.53%, 08/18/26 (Call 07/18/26)	1,575	1,561,609
5.65%, 08/18/25 (Call 07/18/25)	1,250	1,246,523
6.00%, 10/15/36	1,365	1,314,107
Bank of China Ltd.
3.50%, 04/20/27(d)	200	187,660
4.63%, 06/26/26(d)	200	196,276
5.00%, 11/13/24(d)	2,200	2,176,165
Bank of China Ltd./Hong Kong
1.25%, 06/24/25(d)	400	372,356
2.38%, 01/16/25(d)	800	769,199
3.88%, 06/30/25(d)	800	776,971
Bank of China Ltd./Luxembourg, 1.40%, 04/28/26(d)	1,600	1,450,511
Bank of Communications Co. Ltd. 2.38%, 03/21/25(d)	400	382,335
3.80%, (Call 11/18/25), (5-year CMT + 3.345%)(a)(d)(f)	2,400	2,287,452
Bank of Communications Co. Ltd./Hong Kong, 1.20%, 09/10/25(d)	800	737,119
Bank of Communications Hong Kong Ltd.,
2.30%, 07/08/31 (Call 07/08/26), (5-year CMT + 1.400%)(a)(d)	850	770,077
Bank of East Asia Ltd. (The)
4.00%, 05/29/30 (Call 05/29/25), (5-year CMT + 3.750%)(a)(d)	600	552,609
4.88%, 04/22/32 (Call 04/22/27), (5-year CMT + 2.300%)(a)(d)	250	216,122
6.75%, 03/15/27 (Call 03/15/26), (1-year CMT + 2.100%)(a)(d)	500	494,470
Bank of Ireland Group PLC, 6.25%, 09/16/26 (Call 09/16/25), (1-year CMT + 2.650%)(a)(b)	790	782,401
Bank of Montreal
0.95%, 01/22/27 (Call 01/22/26), (1-day SOFR + 0.603%)(a)	1,335	1,189,746

Security	Par (000)	Value

Banks (continued)
1.25%, 09/15/26	$1,310	$1,147,605
1.50%, 01/10/25	65	61,653
1.85%, 05/01/25	692	650,363
2.65%, 03/08/27	745	666,381
3.09%, 01/10/37 (Call 01/10/32), (5-year CMT + 1.400%)(a)	740	535,748
3.70%, 06/07/25	315	303,653
3.80%, 12/15/32 (Call 12/15/27), (5-year USD Swap + 1.432%)(a)	706	611,192
5.20%, 12/12/24	15	14,870
5.20%, 02/01/28 (Call 01/01/28)	1,080	1,041,094
5.30%, 06/05/26	435	427,820
5.72%, 09/25/28 (Call 08/25/28)	940	920,015
5.92%, 09/25/25	375	374,035
Series H, 4.70%, 09/14/27 (Call 08/14/27)	825	785,023
Bank of New York Mellon Corp. (The)
0.75%, 01/28/26 (Call 12/28/25)	530	474,735
1.05%, 10/15/26 (Call 09/15/26)	537	470,604
1.60%, 04/24/25 (Call 03/24/25)	1,615	1,517,044
1.65%, 07/14/28 (Call 05/14/28)	455	376,796
1.65%, 01/28/31 (Call 10/28/30)	225	166,562
1.80%, 07/28/31 (Call 04/28/31)	575	423,103
2.05%, 01/26/27 (Call 12/26/26)	390	345,740
2.45%, 08/17/26 (Call 05/17/26)	524	481,077
2.50%, 01/26/32 (Call 10/26/31)(c)	420	321,418
2.80%, 05/04/26 (Call 02/04/26)	497	462,537
3.00%, 10/30/28 (Call 07/30/28)	593	509,255
3.25%, 05/16/27 (Call 02/16/27)(c)	713	652,373
3.30%, 08/23/29 (Call 05/23/29)	668	567,305
3.40%, 01/29/28 (Call 10/29/27)	674	611,881
3.44%, 02/07/28 (Call 02/07/27), (3-mo. SOFR + 1.331%)(a)	661	609,091
3.85%, 04/28/28	745	689,960
3.85%, 04/26/29 (Call 02/26/29)	380	346,480
3.95%, 11/18/25 (Call 10/18/25)	600	576,195
3.99%, 06/13/28 (Call 06/13/27), (1-day SOFR + 1.151%)(a)	687	639,413
4.29%, 06/13/33 (Call 06/13/32), (1-day SOFR + 1.418%)(a)	285	245,116
4.41%, 07/24/26 (Call 07/24/25), (1-day SOFR + 1.345%)(a)	165	160,225
4.54%, 02/01/29 (Call 02/01/28), (1-day SOFR + 1.168%)(a)	585	548,810
4.60%, 07/26/30 (Call 07/26/29), (1-day SOFR + 1.755%)(a)	125	115,253
4.71%, 02/01/34 (Call 02/01/33), (1-day SOFR + 1.511%)(a)	550	482,951
4.95%, 04/26/27 (Call 04/26/26), (1-day SOFR + 1.026%)(a)	835	811,453
4.97%, 04/26/34 (Call 04/26/33), (1-day SOFR + 1.606%)(a)	740	664,081
5.15%, 05/22/26 (Call 05/22/25), (1-day SOFR + 1.067%)(a)	510	503,188
5.22%, 11/21/25 (Call 11/21/24), (1-day SOFR + 0.800%)(a)	465	461,256
5.80%, 10/25/28 (Call 10/25/27), (1-day SOFR + 1.802%)(a)	345	340,559
5.83%, 10/25/33 (Call 10/25/32), (1-day SOFR + 2.074%)(a)	725	694,649
6.32%, 10/25/29 (Call 10/25/28), (1-day SOFR + 1.598%)(a)	550	554,208

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
6.47%, 10/25/34 (Call 10/25/33), (1-day SOFR + 1.845%)(a)	$550	$551,631
Series G, 3.00%, 02/24/25 (Call 01/24/25)	695	669,884
Series J, 1.90%, 01/25/29 (Call 11/25/28)	505	417,482
Bank of New Zealand
2.00%, 02/21/25(b)(c)	761	722,484
2.29%, 01/27/27(b)	375	334,105
2.87%, 01/27/32(b)	423	327,105
4.85%, 02/07/28(b)	435	415,595
Bank of Nova Scotia (The)
1.05%, 03/02/26	870	775,551
1.30%, 06/11/25	580	537,845
1.30%, 09/15/26 (Call 06/15/26)	985	863,852
1.35%, 06/24/26	710	629,614
1.45%, 01/10/25	500	473,904
1.95%, 02/02/27	780	687,800
2.15%, 08/01/31	800	594,390
2.20%, 02/03/25	1,003	956,791
2.45%, 02/02/32	540	405,636
2.70%, 08/03/26	948	869,906
2.95%, 03/11/27	169	153,351
3.45%, 04/11/25	743	715,998
4.50%, 12/16/25	1,055	1,017,518
4.59%, 05/04/37 (Call 02/04/32), (5-year CMT + 2.050%)(a)	445	359,543
4.75%, 02/02/26	630	613,353
4.85%, 02/01/30	850	780,976
5.25%, 12/06/24	388	384,730
5.25%, 06/12/28	435	416,944
5.45%, 06/12/25	480	475,151
Bank OZK, 2.75%, 10/01/31 (Call 10/01/26), (3-mo. SOFR + 2.090%)(a)	215	159,706
BankUnited Inc.
4.88%, 11/17/25 (Call 08/17/25)	500	467,361
5.13%, 06/11/30 (Call 03/11/30)	435	344,004
Banque Federative du Credit Mutuel SA
1.00%, 02/04/25(b)(c)	640	598,671
1.60%, 10/04/26(b)	655	576,293
2.38%, 11/21/24(b)(c)	693	666,564
4.52%, 07/13/25(b)(c)	650	632,857
4.75%, 07/13/27(b)	300	284,499
4.93%, 01/26/26(b)	1,000	971,262
5.79%, 07/13/28(b)	600	587,257
5.90%, 07/13/26(b)	600	593,905
Banque Saudi Fransi, 4.75%, 05/31/28	600	573,332
Barclays PLC
2.28%, 11/24/27 (Call 11/24/26), (1-year CMT + 1.050%)(a)	1,355	1,185,890
2.65%, 06/24/31 (Call 06/24/30), (1-year CMT + 1.900%)(a)	678	514,631
2.67%, 03/10/32 (Call 03/10/31), (1-year CMT + 1.200%)(a)	580	427,581
2.85%, 05/07/26 (Call 05/07/25), (1-day SOFR + 2.714%)(a)	1,795	1,693,159
2.89%, 11/24/32 (Call 11/24/31), (1-year CMT + 1.300%)(a)	455	332,200
3.33%, 11/24/42 (Call 11/24/41), (1-year CMT + 1.300%)(a)	1,160	710,988
3.56%, 09/23/35 (Call 09/23/30), (5-year CMT + 2.900%)(a)	865	652,358
3.65%, 03/16/25	1,150	1,106,287

Security	Par (000)	Value

Banks (continued)
3.81%, 03/10/42 (Call 03/10/41), (1-year CMT + 1.700%)(a)	$270	$169,401
4.34%, 01/10/28 (Call 01/10/27)	1,144	1,045,661
4.38%, 01/12/26	2,299	2,193,978
4.84%, 05/09/28 (Call 05/07/27)	1,543	1,385,999
4.95%, 01/10/47	1,457	1,116,932
4.97%, 05/16/29 (Call 05/16/28), (3-mo. LIBOR US + 1.902%)(a)	1,115	1,025,680
5.09%, 06/20/30 (Call 06/20/29), (3-mo. LIBOR US + 3.054%)(a)	1,255	1,087,475
5.20%, 05/12/26	1,730	1,651,398
5.25%, 08/17/45	1,180	950,648
5.30%, 08/09/26 (Call 08/09/25), (1-year CMT + 2.300%)(a)	635	619,421
5.50%, 08/09/28 (Call 08/09/27), (1-year CMT + 2.650%)(a)	1,045	991,095
5.75%, 08/09/33 (Call 08/09/32), (1-year CMT + 3.000%)(a)	400	358,704
5.83%, 05/09/27 (Call 05/09/26), (1-day SOFR + 2.210%)(a)	1,290	1,259,309
6.22%, 05/09/34 (Call 05/09/33), (1-day SOFR + 2.980%)(a)	1,195	1,094,662
6.49%, 09/13/29 (Call 09/13/28), (1-day SOFR + 2.220%)(a)	850	829,034
6.50%, 09/13/27 (Call 09/13/26), (1-day SOFR + 1.880%)(a)	1,000	990,441
6.69%, 09/13/34 (Call 09/13/33), (1-day SOFR + 2.620%)(a)	1,430	1,352,632
7.12%, 06/27/34 (Call 06/27/33), (1-day SOFR + 3.570%)(a)	1,240	1,154,120
7.33%, 11/02/26 (Call 11/02/25), (1-year CMT + 3.050%)(a)	910	920,389
7.39%, 11/02/28 (Call 11/02/27), (1-year CMT + 3.300%)(a)	930	939,957
7.44%, 11/02/33 (Call 11/02/32), (1-year CMT + 3.500%)(a)	1,385	1,381,403
BBVA Bancomer SA/Texas, 1.88%, 09/18/25(d)	600	551,912
BDO Unibank Inc., 2.13%, 01/13/26(d)	400	369,139
BNG Bank NV, 2.38%, 03/16/26(b)	265	248,410
BNP Paribas SA
1.32%, 01/13/27 (Call 01/13/26), (1-day SOFR + 1.004%)(a)(b)	1,825	1,632,034
1.68%, 06/30/27 (Call 06/30/26), (1-day SOFR + 0.912%)(a)(b)	935	824,368
1.90%, 09/30/28 (Call 09/30/27), (1-day SOFR + 1.609%)(a)(b)	2,400	2,009,199
2.16%, 09/15/29 (Call 09/15/28), (1-day SOFR + 1.218%)(a)(b)	505	410,749
2.22%, 06/09/26 (Call 06/09/25), (1-day SOFR + 2.074%)(a)(b)	1,930	1,803,088
2.59%, 01/20/28 (Call 01/20/27), (1-day SOFR + 1.228%)(a)(b)	550	486,743
2.59%, 08/12/35 (Call 08/12/30), (5-year CMT + 2.050%)(a)(b)	2,480	1,802,946
2.82%, 11/19/25 (Call 11/19/24), (3-mo. SOFR + 1.373%)(a)(b)	2,060	1,982,088
2.82%, 01/26/41(b)	465	271,048
2.87%, 04/19/32 (Call 04/19/31), (1-day SOFR + 1.387%)(a)(b)	1,128	860,611
3.05%, 01/13/31 (Call 01/13/30), (1-day SOFR + 1.507%)(a)(b)	1,890	1,523,080

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.13%, 01/20/33 (Call 01/20/32), (1-day SOFR + 1.561%)(a)(b)	$813	$620,792
3.38%, 01/09/25(b)	1,353	1,307,519
3.50%, 11/16/27(b)	390	352,207
4.38%, 09/28/25(b)	635	608,327
4.38%, 05/12/26(b)	1,100	1,044,052
4.38%, 03/01/33 (Call 03/01/28), (5-year USD Swap + 1.483%)(a)(b)	923	811,419
4.40%, 08/14/28(b)	800	735,651
4.63%, 03/13/27(b)	405	379,359
5.13%, 01/13/29 (Call 01/13/28), (1-year CMT + 1.450%)(a)(b)	2,210	2,113,270
5.20%, 01/10/30 (Call 01/10/29), (3-mo. SOFR + 2.829%)(a)(b)(c)	1,013	948,038
5.34%, 06/12/29 (Call 06/12/28), (1-year CMT + 1.500%)(b)	800	767,538
BOS Funding Ltd., 7.00%, 03/14/28(d)	400	403,569
Boubyan Sukuk Ltd., 2.59%, 02/18/25(d)	1,000	952,608
Boubyan Tier 1 Sukuk Ltd., 3.95%, (Call 10/01/26), (5-year USD Swap + 2.896%)(a)(d)(f)	400	364,130
BPCE SA
1.00%, 01/20/26(b)	715	639,070
1.63%, 01/14/25(b)(c)	1,008	955,557
1.65%, 10/06/26 (Call 10/06/25), (1-day SOFR + 1.520%)(a)(b)	1,660	1,503,886
2.05%, 10/19/27 (Call 10/19/26), (1-day SOFR + 1.087%)(a)(b)	650	567,397
2.28%, 01/20/32 (Call 01/20/31), (1-day SOFR + 1.312%)(a)(b)	1,000	725,637
2.38%, 01/14/25(b)	985	936,773
2.70%, 10/01/29(b)	721	593,662
3.12%, 10/19/32 (Call 10/19/31), (1-day SOFR + 1.730%)(a)(b)	765	554,718
3.25%, 01/11/28(b)	600	530,506
3.38%, 12/02/26	1,461	1,344,950
3.50%, 10/23/27(b)	790	705,302
3.58%, 10/19/42 (Call 10/19/41), (1-day SOFR + 1.952%)(a)(b)	505	299,222
3.65%, 01/14/37 (Call 01/14/32), (5-year CMT + 1.900%)(a)(b)	605	451,834
4.50%, 03/15/25(b)	960	925,819
4.63%, 09/12/28(b)	441	403,875
4.75%, 07/19/27(b)	1,230	1,160,831
4.88%, 04/01/26(b)	625	594,014
5.03%, 01/15/25(b)	100	98,265
5.13%, 01/18/28(b)	1,055	1,004,805
5.75%, 07/19/33 (Call 07/19/32), (1-day SOFR + 2.865%)(a)(b)	620	560,436
5.98%, 01/18/27 (Call 01/18/26), (1-day SOFR + 2.10%)(a)(b)	1,010	993,802
6.61%, 10/19/27 (Call 10/19/26),
(1-day SOFR + 1.980%)(a)(b)	500	497,570
6.71%, 10/19/29 (Call 10/19/28)	1,000	986,186
7.00%, 10/19/34 (Call 10/19/33), (1-day SOFR + 2.590%)(a)(b)	500	486,921
BSF Finance, 5.50%, 11/23/27(d)	600	591,935
Burgan Bank SAK, 2.75%, 12/15/31 (Call 09/15/26), (5-year CMT + 2.229%)(a)(d)	600	453,425
Cadence Bank, 4.13%, 11/20/29 (Call 11/20/24), (3-mo. LIBOR US + 2.470%)(a)	275	251,284

Security	Par (000)	Value

Banks (continued)
CaixaBank SA
6.21%, 01/18/29 (Call 01/18/28), (1-day SOFR + 2.700%)(a)(b)	$670	$646,624
6.68%, 09/13/27 (Call 09/13/26), (1-day SOFR + 2.080%)(a)(b)	200	198,077
6.84%, 09/13/34 (Call 09/13/33), (1-day SOFR + 2.770%)(a)(b)	710	670,771
Canadian Imperial Bank of Commerce
0.95%, 10/23/25	375	340,335
1.25%, 06/22/26 (Call 05/22/26)	1,133	1,003,403
2.25%, 01/28/25	950	907,162
3.30%, 04/07/25	131	126,039
3.45%, 04/07/27 (Call 03/07/27)	155	141,698
3.60%, 04/07/32 (Call 03/07/32)	255	209,591
3.95%, 08/04/25	465	448,990
5.00%, 04/28/28 (Call 03/28/28)	505	480,991
5.14%, 04/28/25	480	473,575
5.61%, 07/17/26	250	247,566
5.93%, 10/02/26	375	374,343
5.99%, 10/03/28 (Call 09/03/28)	375	370,385
6.09%, 10/03/33 (Call 07/03/33)	575	553,721
Capital One NA, 2.28%, 01/28/26 (Call 01/28/25), (1-day SOFR + 0.911%)(a)	315	297,560
CBQ Finance Ltd.
2.00%, 09/15/25(d)	400	367,132
2.00%, 05/12/26(d)	600	538,577
China Construction Bank Corp.
2.45%, 06/24/30 (Call 06/24/25), (5-year CMT + 2.150%)(a)(d)	2,250	2,123,722
2.85%, 01/21/32 (Call 01/21/27), (5-year CMT + 1.400%)(a)(d)	1,600	1,467,188
4.50%, 05/31/26(d)	200	196,038
China Construction Bank Corp./Hong Kong
1.25%, 08/04/25(d)	1,000	927,030
1.46%, 04/22/26(d)	600	545,468
China Development Bank
3.38%, 01/24/27(d)	800	757,637
4.00%, 01/24/37(d)	400	338,895
China Everbright Bank Co. Ltd., 4.99%, 03/02/26(d)	400	395,340
China Merchants Bank Co. Ltd./Hong Kong, 1.20%, 09/10/25(d)	1,000	920,623
China Merchants Bank Co. Ltd./Luxembourg
Branch, 1.25%, 09/01/26(d)	200	177,969
CIMB Bank Bhd, 2.13%, 07/20/27(d)	400	351,997
Citibank NA
5.80%, 09/29/28 (Call 08/29/28)	1,000	987,566
5.86%, 09/29/25 (Call 08/29/25)	1,000	1,001,350
Citigroup Inc.
1.12%, 01/28/27 (Call 01/28/26), (1-day SOFR + 0.765%)(a)	1,755	1,560,003
1.28%, 11/03/25 (Call 11/03/24), (1-day SOFR + 0.528%)(a)	568	537,501
1.46%, 06/09/27 (Call 06/09/26), (1-day SOFR + 0.770%)(a)	2,050	1,804,010
2.01%, 01/25/26 (Call 01/25/25), (1-day SOFR + 0.694%)(a)	1,110	1,047,995
2.52%, 11/03/32 (Call 11/03/31), (1-day SOFR + 1.177%)(a)	505	375,666
2.56%, 05/01/32 (Call 05/01/31), (1-day SOFR + 1.167%)(a)	2,069	1,570,743

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.57%, 06/03/31 (Call 06/03/30), (1-day SOFR + 2.107%)(a)	$2,470	$1,933,679
2.67%, 01/29/31 (Call 01/29/30), (1-day SOFR + 1.146%)(a)	1,570	1,251,575
2.90%, 11/03/42 (Call 11/03/41), (1-day SOFR + 1.379%)(a)	505	309,588
2.98%, 11/05/30 (Call 11/05/29), (1-day SOFR + 1.422%)(a)	1,299	1,065,742
3.06%, 01/25/33 (Call 01/25/32), (1-day SOFR + 1.351%)(a)	1,736	1,336,927
3.07%, 02/24/28 (Call 02/24/27), (1-day SOFR + 1.280%)(a)	1,725	1,552,883
3.11%, 04/08/26 (Call 04/08/25), (1-day SOFR + 2.842%)(a)	2,197	2,095,915
3.20%, 10/21/26 (Call 07/21/26)	2,267	2,091,888
3.29%, 03/17/26 (Call 03/17/25), (1-day SOFR + 1.528%)(a)	840	804,255
3.30%, 04/27/25	398	383,017
3.40%, 05/01/26	1,762	1,656,920
3.52%, 10/27/28 (Call 10/27/27), (3-mo. SOFR + 1.412%)(a)	2,223	1,997,745
3.67%, 07/24/28 (Call 07/24/27), (3-mo. SOFR + 1.652%)(a)	1,561	1,415,107
3.70%, 01/12/26	1,562	1,486,253
3.79%, 03/17/33 (Call 03/17/32), (1-day SOFR + 1.939%)(a)	1,925	1,563,949
3.88%, 03/26/25	892	860,284
3.88%, 01/24/39 (Call 01/24/38), (3-mo. SOFR + 1.430%)(a)	692	519,456
3.89%, 01/10/28 (Call 01/10/27), (3-mo. SOFR + 1.825%)(a)	1,749	1,621,657
3.98%, 03/20/30 (Call 03/20/29), (3-mo. SOFR + 1.600%)(a)	1,790	1,582,294
4.08%, 04/23/29 (Call 04/23/28), (3-mo. SOFR + 1.454%)(a)	1,479	1,344,381
4.13%, 07/25/28	1,340	1,201,924
4.28%, 04/24/48 (Call 04/24/47), (3-mo. SOFR + 2.101%)(a)	1,336	980,832
4.30%, 11/20/26	843	792,208
4.40%, 06/10/25	2,244	2,171,695
4.41%, 03/31/31 (Call 03/31/30), (1-day SOFR + 3.914%)(a)	2,788	2,463,760
4.45%, 09/29/27	1,941	1,793,316
4.60%, 03/09/26	1,445	1,384,921
4.65%, 07/30/45	911	699,328
4.65%, 07/23/48 (Call 06/23/48)	2,361	1,814,857
4.66%, 05/24/28 (Call 05/24/27), (1-day SOFR + 1.887%)(a)	1,040	984,677
4.75%, 05/18/46	1,880	1,401,827
4.91%, 05/24/33 (Call 05/24/32), (1-day SOFR + 2.086%)(a)	1,350	1,195,646
5.30%, 05/06/44	1,077	877,079
5.32%, 03/26/41 (Call 03/26/40), (1-day SOFR + 4.548%)(a)	1,521	1,313,251
5.50%, 09/13/25	1,502	1,481,079
5.61%, 09/29/26 (Call 09/29/25), (1-day SOFR + 1.546%)(a)	2,315	2,285,031
5.88%, 02/22/33	1,026	965,257
5.88%, 01/30/42	941	871,885
6.00%, 10/31/33	855	817,903
6.13%, 08/25/36	950	896,526

Security	Par (000)	Value

Banks (continued)
6.17%, 05/25/34 (Call 05/25/33), (1-day SOFR + 2.661%)(a)	$735	$685,475
6.27%, 11/17/33 (Call 11/17/32), (1-day SOFR + 2.338%)(a)	2,625	2,549,610
6.63%, 01/15/28	121	125,417
6.63%, 06/15/32	1,199	1,188,066
6.68%, 09/13/43	1,106	1,058,002
8.13%, 07/15/39	1,382	1,558,280
Citizens Bank NA
2.25%, 04/28/25 (Call 03/28/25)	634	586,548
4.58%, 08/09/28 (Call 08/09/27), (1-day SOFR + 2.000%)(a)	365	323,847
Citizens Bank NA/Providence RI
3.75%, 02/18/26 (Call 11/18/25)	555	507,914
6.06%, 10/24/25 (Call 10/24/24), (1-day SOFR + 1.450%)(a)	275	263,462
Citizens Financial Group Inc.
2.50%, 02/06/30 (Call 11/06/29)	670	497,212
2.64%, 09/30/32 (Call 07/02/32)	325	215,669
2.85%, 07/27/26 (Call 04/27/26)	515	456,493
3.25%, 04/30/30 (Call 01/30/30)	1,315	1,017,304
4.30%, 12/03/25 (Call 11/03/25)	90	84,633
5.64%, 05/21/37 (Call 05/21/32), (5-year CMT + 2.750%)(a)	360	288,961
Comerica Bank, 4.00%, 07/27/25	85	78,049
Comerica Inc., 4.00%, 02/01/29 (Call 11/03/28)	715	584,120
Commercial Bank of Dubai PSC
5.32%, 06/14/28	400	388,473
6.00%, (Call 04/21/26)(a)(d)(f)	400	390,218
Commercial Bank PSQC (The), 4.50%, (Call 03/03/26), (5-year CMT + 3.874%)(a)(d)(f)	400	360,000
Commonwealth Bank of Australia
1.13%, 06/15/26(b)	1,510	1,345,272
1.88%, 09/15/31(b)	625	469,913
2.30%, 03/14/25(b)	1,110	1,062,576
2.55%, 03/14/27(b)	861	777,124
2.63%, 09/06/26(b)	650	598,478
2.69%, 03/11/31(b)	1,080	801,095
2.85%, 05/18/26(b)	405	378,693
3.15%, 09/19/27(b)	490	446,514
3.31%, 03/11/41(b)	1,005	613,363
3.61%, 09/12/34 (Call 09/12/29), (5-year CMT + 2.050%)(a)(b)	2,495	2,060,240
3.74%, 09/12/39(b)	1,545	1,040,293
3.78%, 03/14/32(b)	560	438,732
3.90%, 03/16/28(b)	685	640,820
3.90%, 07/12/47(b)	860	631,526
4.32%, 01/10/48(b)(c)	675	446,512
4.50%, 12/09/25(b)	200	193,184
5.50%, 09/12/25	250	249,654
Commonwealth Bank of Australia/New York NY
5.08%, 01/10/25	520	517,538
5.32%, 03/13/26	685	680,946
Cooperatieve Rabobank UA
1.00%, 09/24/26 (Call 09/24/25), (1-year CMT + 0.730%)(a)(b)	268	243,065
1.11%, 02/24/27 (Call 02/24/26), (1-year CMT + 0.550%)(a)(b)	1,400	1,239,945
1.34%, 06/24/26 (Call 06/24/25), (1-year CMT + 1.000%)(a)(b)	593	547,061

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
1.98%, 12/15/27 (Call 12/15/26), (1-year CMT + 0.730%)(a)(b)	$1,303	$1,141,054
3.65%, 04/06/28 (Call 04/06/27), (1-year CMT + 1.220%)(a)(b)	710	647,420
3.75%, 07/21/26	832	773,354
3.76%, 04/06/33 (Call 04/06/32), (1-year CMT + 1.420%)(a)(b)	275	223,987
4.38%, 08/04/25	665	638,739
4.66%, 08/22/28 (Call 08/22/27), (1-year CMT + 1.750%)(a)(b)	925	867,608
5.25%, 05/24/41	1,357	1,239,741
5.25%, 08/04/45	1,046	860,312
5.50%, 07/18/25	800	794,838
5.50%, 10/05/26	500	496,119
5.56%, 02/28/29 (Call 02/28/28), (1-year CMT + 1.400%)(a)(b)	1,075	1,035,891
5.75%, 12/01/43	1,030	910,525
Cooperatieve Rabobank UA/NY
1.38%, 01/10/25	820	778,225
3.38%, 05/21/25	834	803,185
Corp. Financiera de Desarrollo SA, 4.75%, 07/15/25(d)	200	194,068
Credicorp Ltd., 2.75%, 06/17/25 (Call 05/17/25)(d)	400	374,652
Credit Agricole SA
1.25%, 01/26/27 (Call 01/26/26), (1-day SOFR + 0.891%)(a)(b)	1,040	927,255
2.02%, 01/11/27(b)(c)	500	440,953
2.81%, 01/11/41(b)	65	37,500
3.25%, 01/14/30(b)	993	805,761
4.00%, 01/10/33 (Call 01/10/28), (5-year USD Swap + 1.644%)(a)(b)	670	582,849
4.38%, 03/17/25(b)	985	952,067
5.30%, 07/12/28(b)	1,465	1,420,212
5.51%, 07/05/33(b)	330	308,606
5.59%, 07/05/26(b)	500	494,328
6.32%, 10/03/29 (Call 10/03/28), (1-day SOFR + 1.860%)(a)(b)	750	737,559
Credit Agricole SA/London
1.91%, 06/16/26 (Call 06/16/25), (1-day SOFR + 1.676%)(a)(b)	1,475	1,372,672
2.38%, 01/22/25(b)	250	238,613
4.13%, 01/10/27(b)	1,020	950,396
Credit Suisse AG/New York NY
1.25%, 08/07/26	1,445	1,259,802
2.95%, 04/09/25	1,710	1,623,705
3.70%, 02/21/25	815	784,825
5.00%, 07/09/27(c)	965	920,827
7.50%, 02/15/28	565	586,497
7.95%, 01/09/25	600	608,480
Credit Suisse Group AG
3.09%, 05/14/32 (Call 05/14/31), (1-day SOFR + 1.730%)(a)(b)	1,285	989,523
4.19%, 04/01/31 (Call 04/01/30), (1-day SOFR + 3.730%)(a)(b)	1,820	1,555,312
6.54%, 08/12/33 (Call 08/12/32), (1-day SOFR + 3.920%)(a)(b)	2,155	2,071,270
9.02%, 11/15/33 (Call 11/15/32), (1-day SOFR + 5.020%)(a)(b)	1,440	1,613,584
Dah Sing Bank Ltd., 3.00%, 11/02/31 (Call 11/02/26), (5-year CMT + 1.950%)(a)(d)	250	219,504

Security	Par (000)	Value

Banks (continued)
Danske Bank A/S
1.55%, 09/10/27 (Call 09/10/26), (1-year CMT + 0.730%)(a)(b)	$430	$372,226
1.62%, 09/11/26 (Call 09/11/25), (1-year CMT + 1.350%)(a)(b)	662	603,033
3.24%, 12/20/25 (Call 12/20/24), (3-mo. LIBOR US + 1.591%)(a)(b)	891	854,310
4.30%, 04/01/28 (Call 04/01/27), (1-year CMT + 1.750%)(a)(b)	980	904,614
4.38%, 06/12/28(b)	290	265,128
6.26%, 09/22/26 (Call 09/22/25), (1-year CMT + 1.180%)(a)(b)	600	598,693
6.47%, 01/09/26 (Call 01/09/25), (1-year CMT + 2.100%)(a)(b)	970	965,810
DBS Group Holdings Ltd.
1.17%, 11/22/24(b)	210	200,268
1.82%, 03/10/31 (Call 03/10/26), (5-year CMT + 1.100%)(a)(d)	600	543,439
3.30%, (Call 02/27/25), (5-year CMT + 1.915%)(a)(d)(f)	400	379,785
Deutsche Bank AG
4.10%, 01/13/26(c)	725	689,733
4.50%, 04/01/25	1,945	1,862,493
5.52%, 09/01/28	300	292,933
Deutsche Bank AG/New York NY 1.69%, 03/19/26	1,010	910,195
2.13%, 11/24/26 (Call 11/24/25), (1-day SOFR + 1.870%)(a)	1,354	1,221,492
2.31%, 11/16/27 (Call 11/16/26), (1-day SOFR + 1.219%)(a)	1,180	1,019,741
2.55%, 01/07/28 (Call 01/07/27), (1-day SOFR + 1.318%)(a)	1,435	1,241,872
3.04%, 05/28/32 (Call 05/28/31), (1-day SOFR + 1.718%)(a)	328	244,150
3.55%, 09/18/31 (Call 09/18/30), (1-day SOFR + 3.043%)(a)	1,470	1,153,470
3.73%, 01/14/32 (Call 10/14/30), (1-day SOFR + 2.757%)(a)	720	522,319
3.74%, 01/07/33 (Call 10/07/31), (1-day SOFR + 2.257%)(a)	1,055	739,775
3.96%, 11/26/25 (Call 11/26/24), (1-day SOFR + 2.581%)(a)	1,865	1,798,774
4.10%, 01/13/26	652	619,334
4.88%, 12/01/32 (Call 12/01/27), (5-year USD ICE Swap + 2.553%)(a)	1,009	848,294
5.37%, 09/09/27	800	774,143
5.88%, 07/08/31 (Call 04/08/30), (1-day SOFR + 5.438%)(a)	285	243,666
6.12%, 07/14/26 (Call 07/14/25), (1-day SOFR + 3.190%)(a)	390	383,887
6.72%, 01/18/29 (Call 01/18/28), (1-day SOFR + 3.180%)(a)	690	676,661
7.08%, 02/10/34 (Call 11/10/32), (1-day SOFR + 3.650%)(a)	470	413,338
7.15%, 07/13/27 (Call 07/13/26), (1-day SOFR + 2.520%)(a)	735	733,966
Development Bank of Kazakhstan JSC, 5.75%, 05/12/25(d)	400	396,747
Development Bank of the Philippines, 2.38%, 03/11/31(d)	200	151,817
Dexia Credit Local SA, 1.13%, 04/09/26(b)	709	639,984

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
DIB Sukuk Ltd.
1.96%, 06/22/26(d)	$800	$725,106
2.95%, 02/20/25(d)	400	382,555
2.95%, 01/16/26(d)	1,000	936,117
4.80%, 08/16/28(d)	600	580,006
5.49%, 11/30/27(d)	1,200	1,192,767
DIB Tier 1 Sukuk 3 Ltd., 6.25%, (Call 01/22/25)(a)(d)(f)	600	594,286
DIB Tier 1 Sukuk 4 Ltd., 4.63%, (Call 05/19/26)(a)(d)(f)	1,000	940,535
DIB Tier 1 Sukuk 5 Ltd., 3.38%, 10/19/26 (Call 10/19/26)(a)(d)	200	179,039
Discover Bank
2.70%, 02/06/30 (Call 11/06/29)	100	75,147
3.45%, 07/27/26 (Call 04/27/26)	315	284,507
4.25%, 03/13/26	295	277,999
4.65%, 09/13/28 (Call 06/13/28)	714	627,511
DNB Bank ASA
1.54%, 05/25/27 (Call 05/25/26), (1-year CMT + 0.720%)(a)(b)	955	842,758
5.90%, 10/09/26 (Call 10/09/25), (1-day SOFR + 1.950%)(a)(b)	1,016	1,009,643
Doha Finance Ltd., 2.38%, 03/31/26(d)	400	361,829
Dresdner Funding Trust I, 8.15%, 06/30/31 (Call 06/30/29)(b)	770	805,351
Dukhan Tier 1 Sukuk Ltd., 3.95%, (Call 07/14/26), (5-year CMT + 3.081%)(a)(d)(f)	400	370,554
EI Sukuk Co. Ltd.
1.83%, 09/23/25(d)	600	552,778
2.08%, 11/02/26(d)	200	180,582
Emirates Development Bank PJSC, 1.64%, 06/15/26(d)	600	537,167
Emirates NBD Bank PJSC
1.64%, 01/13/26(d)	800	724,216
2.63%, 02/18/25(d)	300	284,510
4.25%, (Call 02/27/27)(a)(d)(f)	400	353,009
5.63%, 10/21/27(d)	200	197,638
6.13%, (Call 03/20/25)(a)(d)(f)	800	780,796
6.13%, (Call 04/09/26)(a)(d)(f)	600	587,636
Fab Sukuk Co. Ltd.
1.41%, 01/14/26(d)	400	362,973
2.50%, 01/21/25(d)	400	382,359
4.58%, 01/17/28(d)	400	385,628
Federation des Caisses Desjardins du Quebec
2.05%, 02/10/25(b)	941	892,260
4.40%, 08/23/25(b)	700	677,361
4.55%, 08/23/27(b)	375	354,743
5.28%, 01/23/26 (Call 01/23/25), (1-day SOFR + 1.094%)(a)(b)	705	693,410
5.70%, 03/14/28(b)	385	376,076
Fifth Third Bancorp.
1.71%, 11/01/27 (Call 11/01/26), (1-day SOFR + 0.685%)(a)	535	455,998
2.38%, 01/28/25 (Call 12/28/24)	731	695,017
2.55%, 05/05/27 (Call 04/05/27)	797	687,197
3.95%, 03/14/28 (Call 02/14/28)	488	435,878
4.06%, 04/25/28 (Call 04/25/27), (1-day SOFR + 1.355%)(a)	400	361,494
4.34%, 04/25/33 (Call 04/25/32), (1-day SOFR + 1.660%)(a)	40	32,595

Security	Par (000)	Value

Banks (continued)
4.77%, 07/28/30 (Call 07/28/29), (1-day SOFR + 2.127%)(a)	$420	$372,088
6.34%, 07/27/29 (Call 07/27/28), (1-day SOFR + 2.340%)(a)	120	116,252
6.36%, 10/27/28 (Call 10/27/27), (1-day SOFR + 2.192%)(a)	680	663,154
8.25%, 03/01/38	1,140	1,159,232
Fifth Third Bank NA
2.25%, 02/01/27 (Call 01/01/27)	650	566,203
3.85%, 03/15/26 (Call 02/15/26)	708	651,353
3.95%, 07/28/25 (Call 06/28/25)	595	570,576
First Abu Dhabi Bank PJSC
4.38%, 04/24/28(d)	800	759,225
4.50%, (Call 04/05/26), (5-year CMT + 4.138%)(a)(d)(f)	600	563,523
4.77%, 06/06/28(d)	200	192,296
5.13%, 10/13/27(d)	800	784,726
First Citizens BancShares Inc./NC, 3.38%, 03/15/30 (Call 03/15/25), (3-mo. SOFR + 2.465%)(a)	10	9,309
First Horizon Bank, 5.75%, 05/01/30 (Call 02/01/30)	380	321,522
First Horizon Corp., 4.00%, 05/26/25 (Call 04/26/25)(c)	270	251,140
First-Citizens Bank & Trust Co., 6.13%, 03/09/28	205	199,149
FNB Corp., 5.15%, 08/25/25 (Call 07/25/25)	110	105,504
Freedom Mortgage Corp.
6.63%, 01/15/27 (Call 01/15/24)	395	341,794
7.63%, 05/01/26 (Call 12/01/23)(b)	370	340,524
12.00%, 10/01/28 (Call 10/01/25)(b)	625	627,158
12.25%, 10/01/30 (Call 10/01/26)(b)	400	400,257
Goldman Sachs Capital I, 6.35%, 02/15/34	1,014	980,993
Goldman Sachs Group Inc. (The)
0.86%, 02/12/26 (Call 02/12/25), (1-day SOFR + 0.609%)(a)	543	503,629
1.09%, 12/09/26 (Call 12/09/25), (1-day SOFR + 0.789%)(a)	1,580	1,409,863
1.43%, 03/09/27 (Call 03/09/26), (1-day SOFR + 0.798%)(a)	1,728	1,534,013
1.54%, 09/10/27 (Call 09/10/26), (1-day SOFR + 0.818%)(a)	2,059	1,790,189
1.95%, 10/21/27 (Call 10/21/26), (1-day SOFR + 0.913%)(a)	3,100	2,718,525
1.99%, 01/27/32 (Call 01/27/31), (1-day SOFR + 1.090%)(a)	1,942	1,425,523
2.38%, 07/21/32 (Call 07/21/31), (1-day SOFR + 1.248%)(a)	2,893	2,149,142
2.60%, 02/07/30 (Call 11/07/29)	2,198	1,764,493
2.62%, 04/22/32 (Call 04/22/31), (1-day SOFR + 1.281%)(a)	2,222	1,692,875
2.64%, 02/24/28 (Call 02/24/27), (1-day SOFR + 1.114%)(a)	2,655	2,352,133
2.65%, 10/21/32 (Call 10/21/31), (1-day SOFR + 1.264%)(a)	1,890	1,421,363
2.91%, 07/21/42 (Call 07/21/41), (1-day SOFR + 1.472%)(a)	1,135	699,605
3.10%, 02/24/33 (Call 02/24/32), (1-day SOFR + 1.410%)(a)	2,368	1,839,916
3.21%, 04/22/42 (Call 04/22/41), (1-day SOFR + 1.513%)(a)	1,823	1,185,016

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.44%, 02/24/43 (Call 02/24/42), (1-day SOFR + 1.632%)(a)	$1,580	$1,042,720
3.50%, 01/23/25 (Call 10/23/24)	1,213	1,174,966
3.50%, 04/01/25 (Call 03/01/25)	2,345	2,257,209
3.50%, 11/16/26 (Call 11/16/25)	2,189	2,029,693
3.62%, 03/15/28 (Call 03/15/27), (1-day SOFR + 1.846%)(a)	810	741,308
3.69%, 06/05/28 (Call 06/05/27), (3-mo. SOFR + 1.772%)(a)	1,753	1,599,341
3.75%, 05/22/25 (Call 02/22/25)	1,924	1,854,493
3.75%, 02/25/26 (Call 11/25/25)	1,376	1,305,453
3.80%, 03/15/30 (Call 12/15/29)	1,546	1,335,522
3.81%, 04/23/29 (Call 04/23/28), (3-mo. SOFR + 1.420%)(a)	1,765	1,585,306
3.85%, 01/26/27 (Call 01/26/26)	1,959	1,824,570
4.02%, 10/31/38 (Call 10/31/37), (3-mo. SOFR + 1.635%)(a)	2,247	1,701,571
4.22%, 05/01/29 (Call 05/01/28), (3-mo. SOFR + 1.563%)(a)	2,222	2,026,639
4.25%, 10/21/25	1,570	1,505,563
4.39%, 06/15/27 (Call 06/15/26), (1-day SOFR + 1.510%)(a)	575	549,137
4.41%, 04/23/39 (Call 04/23/38), (3-mo. SOFR + 1.692%)(a)	1,499	1,187,276
4.48%, 08/23/28 (Call 08/23/27), (1-day SOFR + 1.725%)(a)	1,760	1,647,821
4.75%, 10/21/45 (Call 04/21/45)	1,388	1,109,157
4.80%, 07/08/44 (Call 01/08/44)	1,551	1,228,526
5.15%, 05/22/45	1,613	1,308,800
5.70%, 11/01/24	885	881,971
5.80%, 08/10/26 (Call 08/10/25), (1-day SOFR + 1.075%)(a)	1,800	1,781,405
5.95%, 01/15/27	746	735,790
6.13%, 02/15/33	1,483	1,470,940
6.25%, 02/01/41	2,005	1,940,808
6.45%, 05/01/36	843	811,172
6.48%, 10/24/29 (Call 10/24/28), (1-day SOFR + 1.770%)(a)	1,050	1,049,396
6.56%, 10/24/34 (Call 10/24/33), (1-day SOFR + 1.950%)(a)	200	198,892
6.75%, 10/01/37	4,200	4,101,862
Grupo Aval Ltd., 4.38%, 02/04/30 (Call 11/04/29)(d)	800	590,638
Gulf International Bank BSC, 2.38%, 09/23/25(d)	400	371,327
Hana Bank
1.25%, 12/16/26(d)	400	349,593
3.25%, 03/30/27(d)	600	553,222
HDFC Bank Ltd./Gift City, 5.69%, 03/02/26(d)	600	598,311
HSBC Bank USA NA/New York
5.63%, 08/15/35	645	568,174
5.88%, 11/01/34	180	164,680
7.00%, 01/15/39	315	314,066
HSBC Holdings PLC
1.59%, 05/24/27 (Call 05/24/26), (1-day SOFR + 1.290%)(a)	1,780	1,567,681
1.65%, 04/18/26 (Call 04/18/25), (1-day SOFR + 1.538%)(a)	1,680	1,562,597
2.01%, 09/22/28 (Call 09/22/27), (1-day SOFR + 1.732%)(a)	1,297	1,089,061

Security	Par (000)	Value

Banks (continued)
2.10%, 06/04/26 (Call 06/04/25), (1-day SOFR + 1.929%)(a)	$1,130	$1,052,379
2.21%, 08/17/29 (Call 08/17/28), (1-day SOFR + 1.285%)(a)	695	564,772
2.25%, 11/22/27 (Call 11/22/26), (1-day SOFR + 1.100%)(a)	1,840	1,613,159
2.36%, 08/18/31 (Call 08/18/30), (1-day SOFR + 1.947%)(a)	745	561,148
2.63%, 11/07/25 (Call 11/07/24), (3-mo. SOFR + 1.401%)(a)	1,790	1,716,263
2.80%, 05/24/32 (Call 05/24/31), (1-day SOFR + 1.187%)(a)	1,875	1,410,139
2.85%, 06/04/31 (Call 06/04/30), (1-day SOFR + 2.387%)(a)	699	548,682
2.87%, 11/22/32 (Call 11/22/31), (1-day SOFR + 1.410%)(a)	1,543	1,150,866
3.00%, 03/10/26 (Call 03/10/25), (1-day SOFR + 1.430%)(a)	540	514,851
3.90%, 05/25/26	1,230	1,160,983
3.97%, 05/22/30 (Call 05/22/29), (3-mo. SOFR + 1.872%)(a)	2,778	2,399,651
4.04%, 03/13/28 (Call 03/13/27), (3-mo. SOFR + 1.808%)(a)	1,330	1,221,703
4.18%, 12/09/25 (Call 12/09/24), (1-day SOFR + 1.510%)(a)	645	627,929
4.25%, 08/18/25	750	718,821
4.29%, 09/12/26 (Call 09/12/25), (3-mo. SOFR + 1.609%)(a)	1,143	1,096,675
4.30%, 03/08/26	1,845	1,767,057
4.38%, 11/23/26	1,425	1,344,599
4.58%, 06/19/29 (Call 06/19/28), (3-mo. SOFR + 1.796%)(a)	2,199	2,003,754
4.76%, 06/09/28 (Call 06/09/27), (1-day SOFR + 2.110%)(a)	1,125	1,053,217
4.76%, 03/29/33 (Call 03/29/32), (1-day SOFR + 2.530%)(a)	1,190	984,054
4.95%, 03/31/30	1,530	1,405,768
5.21%, 08/11/28 (Call 08/11/27), (1-day SOFR + 2.610%)(a)	1,870	1,782,270
5.25%, 03/14/44(c)	940	755,943
5.40%, 08/11/33 (Call 08/11/32), (1-day SOFR + 2.870%)(a)	1,510	1,355,758
5.89%, 08/14/27 (Call 08/14/26), (1-day SOFR + 1.570%)(a)	1,340	1,316,358
6.10%, 01/14/42	995	957,006
6.16%, 03/09/29 (Call 03/09/28), (1-day SOFR + 1.970%)(a)	1,735	1,698,441
6.25%, 03/09/34 (Call 03/09/33), (1-day SOFR + 2.390%)(a)	2,180	2,068,452
6.33%, 03/09/44 (Call 03/09/43), (1-day SOFR + 2.650%)(a)	2,040	1,892,131
6.50%, 05/02/36	1,909	1,752,029
6.50%, 09/15/37	2,295	2,097,081
6.55%, 06/20/34 (Call 06/20/33), (1-day SOFR + 2.980%)(a)	825	769,235
6.80%, 06/01/38	1,569	1,459,942
7.34%, 11/03/26 (Call 11/03/25), (1-day SOFR + 3.030%)(a)	1,775	1,805,634
7.39%, 11/03/28 (Call 11/03/27), (1-day SOFR + 3.350%)(a)	1,600	1,641,295

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
8.11%, 11/03/33 (Call 11/03/32), (1-day SOFR + 4.250%)(a)	$1,620	$1,678,031
HSBC USA Inc., 5.63%, 03/17/25	300	298,068
Huntington Bancshares Inc.
2.49%, 08/15/36 (Call 08/15/31), (5-year CMT + 1.170%)(a)	532	360,004
2.55%, 02/04/30 (Call 11/04/29)	669	513,696
4.44%, 08/04/28 (Call 08/04/27), (1-day SOFR + 1.970%)(a)	485	442,835
5.02%, 05/17/33 (Call 05/17/32), (1-day SOFR + 2.050%)(a)(c)	415	355,535
6.21%, 08/21/29 (Call 08/21/28), (1-day SOFR + 2.020%)(a)	80	76,894
Huntington Bancshares Inc./OH, 4.00%, 05/15/25 (Call 04/15/25)	575	550,884
Huntington National Bank (The)
4.55%, 05/17/28 (Call 05/17/27), (1-day SOFR + 1.650%)(a)	505	464,252
5.65%, 01/10/30 (Call 11/10/29)	335	306,696
5.70%, 11/18/25 (Call 11/18/24), (1-day SOFR + 1.215%)(a)	515	500,202
ICICI Bank Ltd./Dubai
3.80%, 12/14/27(d)	700	645,230
4.00%, 03/18/26(d)	200	192,028
Indonesia Government International Bond,
3.54%, 11/08/27	250	232,339
Industrial & Commercial Bank of China Ltd.
3.20%, (Call 09/24/26), (5-year CMT + 2.368%)(a)(d)(f)	4,600	4,221,921
4.50%, 01/19/26(d)	400	391,942
4.88%, 09/21/25(d)	1,600	1,570,500
Industrial & Commercial Bank of China Ltd./Hong Kong
1.20%, 07/20/25(d)	400	370,873
1.63%, 10/28/26(d)	1,800	1,611,360
2.95%, 06/01/25(d)	200	191,659
Industrial & Commercial Bank of China Ltd./Singapore, 1.20%, 09/09/25(d)	800	737,361
Industrial Bank Co. Ltd./Hong Kong, 3.25%, 05/18/25(d)	600	578,847
ING Groep NV
1.40%, 07/01/26 (Call 07/01/25), (1-year CMT + 1.100%)(a)(b)	765	702,367
1.73%, 04/01/27 (Call 04/01/26), (1-day SOFR + 1.005%)(a)	450	401,819
2.73%, 04/01/32 (Call 04/01/31), (1-day SOFR + 1.316%)(a)	733	560,717
3.95%, 03/29/27	1,103	1,020,879
4.02%, 03/28/28 (Call 03/28/27), (1-day SOFR + 1.830%)(a)	260	239,277
4.05%, 04/09/29	668	596,977
4.25%, 03/28/33 (Call 03/28/32), (1-day SOFR + 2.070%)(a)	261	218,623
4.55%, 10/02/28	953	879,466
4.63%, 01/06/26(b)	1,590	1,539,351
6.08%, 09/11/27 (Call 09/11/26), (1-day SOFR + 1.560%)(a)	330	326,957
6.11%, 09/11/34 (Call 09/11/33), (1-day SOFR + 2.090%)(a)	430	402,725
Intercorp Peru Ltd., 3.88%, 08/15/29 (Call 05/15/29)(d)	200	161,877

Security	Par (000)	Value

Banks (continued)
Intesa Sanpaolo SpA
3.88%, 07/14/27(b)	$1,099	$972,579
3.88%, 01/12/28(b)	745	659,349
4.20%, 06/01/32 (Call 06/01/31), (1-year CMT + 2.600%)(a)(b)	541	385,639
4.95%, 06/01/42 (Call 06/01/41), (1-year CMT + 2.750%)(a)(b)	540	318,952
5.71%, 01/15/26(b)	1,090	1,034,630
6.63%, 06/20/33(b)	650	595,203
7.00%, 11/21/25(b)	200	200,981
7.78%, 06/20/54 (Call 06/20/53), (1-year CMT + 3.900%)(a)(b)	430	374,049
8.25%, 11/21/33 (Call 11/21/32), (1-year CMT + 4.400%)(a)(b)	330	321,080
Series XR, 4.00%, 09/23/29(b)	1,000	834,651
Series XR, 4.70%, 09/23/49(b)	975	605,842
Itau Unibanco Holding SA/Cayman Island,
3.25%, 01/24/25(d)	400	385,301
JPMorgan Chase & Co.
1.04%, 02/04/27 (Call 02/04/26), (3-mo. SOFR + 0.695%)(a)	1,456	1,294,044
1.05%, 11/19/26 (Call 11/19/25), (1-day SOFR + 0.800%)(a)	1,969	1,771,325
1.47%, 09/22/27 (Call 09/22/26), (1-day SOFR + 0.765%)(a)	1,095	953,629
1.56%, 12/10/25 (Call 12/10/24), (1-day SOFR + 0.605%)(a)	1,230	1,164,332
1.58%, 04/22/27 (Call 04/22/26), (1-day SOFR + 0.885%)(a)	2,140	1,908,416
1.76%, 11/19/31 (Call 11/19/30), (3-mo. SOFR + 1.105%)(a)	1,135	838,644
1.95%, 02/04/32 (Call 02/04/31), (1-day SOFR + 1.065%)(a)	2,145	1,593,324
2.01%, 03/13/26 (Call 03/13/25), (3-mo. SOFR + 1.585%)(a)	1,562	1,473,569
2.07%, 06/01/29 (Call 06/01/28), (1-day SOFR + 1.015%)(a)	1,540	1,279,526
2.08%, 04/22/26 (Call 04/22/25), (1-day SOFR + 1.850%)(a)	2,179	2,047,618
2.18%, 06/01/28 (Call 06/01/27), (1-day SOFR + 1.890%)(a)	1,100	955,929
2.52%, 04/22/31 (Call 04/22/30), (1-day SOFR + 2.040%)(a)	1,719	1,368,029
2.53%, 11/19/41 (Call 11/19/40), (3-mo. SOFR + 1.510%)(a)	1,645	983,602
2.55%, 11/08/32 (Call 11/08/31), (1-day SOFR + 1.180%)(a)	2,515	1,905,793
2.58%, 04/22/32 (Call 04/22/31), (3-mo. SOFR + 1.250%)(a)	2,410	1,860,433
2.60%, 02/24/26 (Call 02/24/25), (1-day SOFR + 0.915%)(a)	1,000	952,953
2.74%, 10/15/30 (Call 10/15/29), (3-mo. SOFR + 1.510%)(a)	3,192	2,621,089
2.95%, 10/01/26 (Call 07/01/26)	2,209	2,043,783
2.95%, 02/24/28 (Call 02/24/27), (1-day SOFR + 1.170%)(a)	1,000	900,095
2.96%, 05/13/31 (Call 05/13/30), (3-mo. SOFR + 2.515%)(a)	2,000	1,616,526
2.96%, 01/25/33 (Call 01/25/32), (1-day SOFR + 1.260%)(a)	1,885	1,468,759

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.11%, 04/22/41 (Call 04/22/40), (3-mo. SOFR + 2.460%)(a)	$1,605	$1,065,730
3.11%, 04/22/51 (Call 04/22/50), (1-day SOFR + 2.440%)(a)	1,732	1,020,753
3.13%, 01/23/25 (Call 10/23/24)	1,754	1,696,938
3.16%, 04/22/42 (Call 04/22/41), (1-day SOFR + 1.460%)(a)	1,625	1,069,817
3.20%, 06/15/26 (Call 03/15/26)	1,434	1,343,893
3.30%, 04/01/26 (Call 01/01/26)	1,462	1,377,324
3.33%, 04/22/52 (Call 04/22/51), (1-day SOFR + 1.580%)(a)	2,151	1,319,134
3.51%, 01/23/29 (Call 01/23/28), (3-mo. SOFR + 1.207%)(a)	2,237	2,005,364
3.54%, 05/01/28 (Call 05/01/27), (3-mo. SOFR + 1.642%)(a)	1,966	1,797,091
3.63%, 12/01/27 (Call 12/01/26)	1,320	1,204,878
3.70%, 05/06/30 (Call 05/06/29), (3-mo. SOFR + 1.422%)(a)	1,838	1,611,771
3.78%, 02/01/28 (Call 02/01/27), (3-mo. SOFR + 1.599%)(a)	2,409	2,233,386
3.88%, 07/24/38 (Call 07/24/37), (3-mo. SOFR + 1.622%)(a)	1,579	1,208,150
3.90%, 07/15/25 (Call 04/15/25)	1,984	1,922,514
3.90%, 01/23/49 (Call 01/23/48), (3-mo. SOFR + 1.482%)(a)	1,663	1,150,085
3.96%, 01/29/27 (Call 01/29/26), (3-mo. SOFR + 1.507%)(a)	1,374	1,309,317
3.96%, 11/15/48 (Call 11/15/47), (3-mo. SOFR + 1.642%)(a)	2,589	1,809,909
4.01%, 04/23/29 (Call 04/23/28), (3-mo. SOFR + 1.382%)(a)	1,747	1,590,806
4.03%, 07/24/48 (Call 07/24/47), (3-mo. SOFR + 1.722%)(a)	1,382	979,788
4.08%, 04/26/26 (Call 04/26/25), (1-day SOFR + 1.320%)(a)	2,320	2,248,496
4.13%, 12/15/26	1,047	988,527
4.20%, 07/23/29 (Call 07/23/28), (3-mo. SOFR + 1.522%)(a)	1,610	1,475,653
4.25%, 10/01/27	2,138	2,015,579
4.26%, 02/22/48 (Call 02/22/47), (3-mo. SOFR + 1.842%)(a)	1,723	1,272,885
4.32%, 04/26/28 (Call 04/26/27), (1-day SOFR + 1.560%)(a)	2,185	2,052,232
4.45%, 12/05/29 (Call 12/05/28), (3-mo. SOFR + 1.592%)(a)	1,993	1,832,541
4.49%, 03/24/31 (Call 03/24/30), (3-mo. SOFR + 3.790%)(a)	1,676	1,511,691
4.57%, 06/14/30 (Call 06/14/29), (1-day SOFR + 1.750%)(a)	1,860	1,707,551
4.59%, 04/26/33 (Call 04/26/32), (1-day SOFR + 1.800%)(a)	855	751,537
4.85%, 07/25/28 (Call 07/25/27), (1-day SOFR + 1.990%)(a)	2,175	2,077,851
4.85%, 02/01/44	858	715,332
4.91%, 07/25/33 (Call 07/25/32), (1-day SOFR + 2.080%)(a)	2,290	2,058,408
4.95%, 06/01/45	1,515	1,246,304
5.30%, 07/24/29 (Call 07/24/28), (1-day SOFR + 1.450%)(a)	2,265	2,180,274
5.35%, 06/01/34 (Call 06/01/33), (1-day SOFR + 1.845%)(a)	2,460	2,267,769

Security	Par (000)	Value

Banks (continued)
5.40%, 01/06/42	$1,316	$1,183,781
5.50%, 10/15/40	1,307	1,189,981
5.55%, 12/15/25 (Call 12/15/24), (1-day SOFR + 1.070%)(a)	3,095	3,071,998
5.60%, 07/15/41	1,508	1,387,668
5.63%, 08/16/43	1,207	1,090,313
5.72%, 09/14/33 (Call 09/14/32), (1-day SOFR + 2.580%)(a)	2,885	2,706,156
6.07%, 10/22/27 (Call 10/22/26), (1-day SOFR + 1.330%)(a)	1,750	1,747,723
6.09%, 10/23/29 (Call 10/23/28), (1-day SOFR + 1.570%)(a)	1,710	1,699,786
6.25%, 10/23/34 (Call 10/23/33), (1-day SOFR + 1.810%)(a)	1,255	1,237,709
6.40%, 05/15/38	2,389	2,413,033
7.63%, 10/15/26	1,280	1,337,399
7.75%, 07/15/25	40	41,234
8.00%, 04/29/27	1,643	1,744,957
8.75%, 09/01/30	165	186,842
Kasikornbank PCL, 5.46%, 03/07/28(d)	400	391,593
Kasikornbank PCL/Hong Kong, 3.34%, 10/02/31 (Call 10/02/26), (5-year CMT + 1.700%)(a)(d)	600	529,734
KBC Group NV
5.80%, 01/19/29 (Call 01/19/28), (1-year CMT + 2.100%)(a)(b)	720	694,583
6.32%, 09/21/34 (Call 09/21/33), (1-year CMT + 2.050%)(a)(b)	465	439,843
KeyBank NA, 5.00%, 01/26/33 (Call 10/26/32)	490	394,276
KeyBank NA/Cleveland OH
3.30%, 06/01/25	315	292,274
3.40%, 05/20/26	752	662,233
3.90%, 04/13/29 (Call 03/13/29)	379	295,293
4.15%, 08/08/25	495	460,369
4.39%, 12/14/27	25	21,864
4.90%, 08/08/32	390	287,790
5.85%, 11/15/27 (Call 10/16/27)	995	919,836
6.95%, 02/01/28	10	9,164
KeyCorp
2.25%, 04/06/27	678	562,101
2.55%, 10/01/29	670	501,061
4.10%, 04/30/28	735	628,497
4.15%, 10/29/25	633	589,329
4.79%, 06/01/33 (Call 06/01/32), (1-day SOFR + 2.060%)(a)	655	516,351
KKR Group Finance Co. XII LLC, 4.85%, 05/17/32 (Call 02/17/32)(b)	416	369,269
Kookmin Bank
1.38%, 05/06/26(d)	400	359,849
1.75%, 05/04/25(c)(d)	400	376,562
2.13%, 02/15/25(d)	200	190,763
2.38%, 02/15/27(d)	400	360,568
2.50%, 11/04/30(d)	400	308,119
4.50%, 02/01/29(d)	400	364,699
4.63%, 04/21/28(d)	200	191,302
Korea Development Bank (The)
0.75%, 01/25/25(c)	800	753,960
0.80%, 07/19/26	1,000	881,179
1.00%, 09/09/26	810	713,400
1.63%, 01/19/31	900	682,203
2.00%, 02/24/25	600	572,760

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.00%, 09/12/26(c)	$200	$181,312
2.00%, 10/25/31	200	152,467
3.00%, 01/13/26	1,000	947,457
3.38%, 09/16/25	600	576,943
Kreditanstalt fuer Wiederaufbau
0.00%, 04/18/36(i)	1,155	608,005
0.00%, 06/29/37(i)	1,205	594,131
0.38%, 07/18/25	4,525	4,167,281
0.63%, 01/22/26	2,960	2,682,266
0.75%, 09/30/30	2,180	1,645,558
1.00%, 10/01/26	2,715	2,426,433
1.25%, 01/31/25	940	892,987
1.75%, 09/14/29	1,399	1,177,012
2.00%, 05/02/25	2,892	2,754,173
2.50%, 11/20/24	4,739	4,592,297
2.88%, 04/03/28	2,696	2,471,959
3.00%, 05/20/27	125	117,157
3.13%, 06/10/25	2,010	1,943,598
3.63%, 04/01/26	2,315	2,239,477
3.75%, 02/15/28	2,075	1,975,990
3.88%, 06/15/28	850	811,616
4.13%, 03/27/25(d)	15	14,733
4.13%, 07/15/33	10,175	9,424,270
4.63%, 08/07/26	890	880,955
4.75%, 10/29/30	500	490,969
5.13%, 09/29/25	445	444,318
Landeskreditbank Baden-Wuerttemberg Foerderbank
0.50%, 12/08/25(d)	50	45,412
1.38%, 10/12/28(d)	20	16,808
Landwirtschaftliche Rentenbank
0.88%, 03/30/26	1,243	1,123,917
0.88%, 09/03/30	1,631	1,237,631
1.00%, 02/25/28(d)	420	355,475
1.75%, 07/27/26	806	738,662
1.75%, 01/14/27(d)	410	371,017
2.00%, 01/13/25	2,925	2,807,879
2.38%, 06/10/25	1,239	1,182,490
3.00%, 05/21/29(d)	435	392,558
3.88%, 09/28/27	100	96,484
3.88%, 06/14/28	890	850,482
5.00%, 10/24/33	250	248,010
Series 37, 2.50%, 11/15/27	1,748	1,596,145
Series 40, 0.50%, 05/27/25	1,500	1,391,189
Lloyds Bank PLC, 3.50%, 05/14/25	160	154,501
Lloyds Banking Group PLC
1.63%, 05/11/27 (Call 05/11/26), (1-year CMT + 0.850%)(a)	895	792,534
2.44%, 02/05/26 (Call 02/05/25), (1-year CMT + 1.000%)(a)	1,295	1,227,692
3.37%, 12/14/46 (Call 09/14/41), (5-year CMT + 1.500%)(a)	670	390,462
3.51%, 03/18/26 (Call 03/18/25), (1-year CMT + 1.600%)(a)	1,000	958,670
3.57%, 11/07/28 (Call 11/07/27), (3-mo. LIBOR US + 1.205%)(a)	1,394	1,237,450
3.75%, 01/11/27	1,273	1,170,502
3.75%, 03/18/28 (Call 03/18/27), (1-year CMT + 1.800%)(a)	850	774,497
4.34%, 01/09/48	1,242	808,178
4.38%, 03/22/28	1,193	1,094,150

Security	Par (000)	Value

Banks (continued)
4.45%, 05/08/25	$1,160	$1,126,951
4.50%, 11/04/24	1,577	1,542,559
4.55%, 08/16/28	808	745,450
4.58%, 12/10/25	1,330	1,265,297
4.65%, 03/24/26	1,435	1,359,661
4.72%, 08/11/26 (Call 08/11/25), (1-year CMT + 1.750%)(a)	525	508,820
4.98%, 08/11/33 (Call 08/11/32), (1-year CMT + 2.300%)(a)	870	755,453
5.30%, 12/01/45	390	305,807
5.87%, 03/06/29 (Call 03/06/28), (1-year CMT + 1.700%)(a)	620	599,604
5.99%, 08/07/27 (Call 08/07/26), (1-year CMT + 1.480%)(a)	1,375	1,354,538
7.95%, 11/15/33 (Call 08/15/32), (1-year CMT + 3.750%)(a)	480	486,548
M&T Bank Corp.
4.55%, 08/16/28 (Call 08/16/27), (1-day SOFR + 1.780%)(a)	510	463,978
5.05%, 01/27/34 (Call 01/27/33), (1-day SOFR + 1.850%)(a)	450	376,483
Macquarie Bank Ltd.
2.30%, 01/22/25(b)	138	132,053
3.05%, 03/03/36 (Call 03/03/31), (5-year CMT + 1.700%)(a)(b)	1,542	1,120,824
3.23%, 03/21/25(b)	300	289,531
3.62%, 06/03/30(b)	770	615,132
3.90%, 01/15/26(b)	1,199	1,149,860
4.00%, 07/29/25(b)	25	24,214
4.88%, 06/10/25(b)	228	221,520
5.21%, 06/15/26(b)	240	235,964
6.80%, 01/18/33(b)	405	384,867
Macquarie Group Ltd.
1.34%, 01/12/27 (Call 01/12/26), (1-day SOFR + 1.069%)(a)(b)	1,450	1,296,259
1.63%, 09/23/27 (Call 09/23/26), (1-day SOFR + 0.910%)(a)(b)	1,415	1,231,703
1.94%, 04/14/28 (Call 04/14/27), (1-day SOFR + 0.995%)(a)(b)	730	625,009
2.69%, 06/23/32 (Call 06/23/31), (1-day SOFR + 1.440%)(a)(b)	725	540,972
2.87%, 01/14/33 (Call 01/14/32), (3-mo. SOFR + 1.532%)(a)(b)	1,440	1,065,103
3.76%, 11/28/28 (Call 11/28/27), (3-mo. LIBOR US + 1.372%)(a)(b)	1,080	969,424
4.10%, 06/21/28 (Call 06/21/27), (1-day SOFR + 2.125%)(a)(b)	575	529,569
4.44%, 06/21/33 (Call 06/21/32), (1-day SOFR + 2.405%)(a)(b)	520	431,843
4.65%, 03/27/29 (Call 03/27/28), (3-mo. LIBOR US + 1.727%)(a)(b)	698	643,762
5.03%, 01/15/30 (Call 01/15/29), (3-mo. LIBOR US + 1.750%)(a)(b)	853	805,952
5.11%, 08/09/26 (Call 08/09/25), (1-day SOFR + 2.208%)(a)(b)	490	481,911
5.49%, 11/09/33 (Call 11/09/32), (1-day SOFR + 2.865%)(a)(b)	525	478,035
5.89%, 06/15/34 (Call 06/15/33), (1-day SOFR + 2.380%)(a)(b)	400	366,622
Manufacturers & Traders Trust Co.
2.90%, 02/06/25 (Call 01/06/25)	370	351,109

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.40%, 08/17/27	$330	$279,167
4.65%, 01/27/26 (Call 12/27/25)	535	504,940
4.70%, 01/27/28 (Call 12/27/27)	560	507,095
5.40%, 11/21/25 (Call 10/21/25)	430	415,032
MAR Sukuk Ltd., 2.21%, 09/02/25(d)	800	747,637
Mashreqbank PSC, 7.88%, 02/24/33 (Call 11/24/27), (5-year CMT + 3.997%)(a)(d)	400	407,523
Metropolitan Bank & Trust Co., 2.13%, 01/15/26(d)	400	368,923
Mitsubishi UFJ Financial Group Inc.
1.41%, 07/17/25	1,007	930,351
1.54%, 07/20/27 (Call 07/20/26), (1-year CMT + 0.750%)(a)	1,060	935,414
1.64%, 10/13/27 (Call 10/13/26), (1-year CMT + 0.670%)(a)	440	386,008
2.05%, 07/17/30	1,036	791,344
2.19%, 02/25/25	921	875,119
2.31%, 07/20/32 (Call 07/20/31), (1-year CMT + 0.950%)(a)	1,670	1,246,969
2.34%, 01/19/28 (Call 01/19/27), (1-year CMT + 0.830%)(a)	1,860	1,644,886
2.49%, 10/13/32 (Call 10/13/31), (1-year CMT + 0.970%)(a)	660	496,618
2.56%, 02/25/30	671	538,467
2.76%, 09/13/26	682	622,979
2.85%, 01/19/33 (Call 01/19/32), (1-year CMT + 1.100%)(a)	240	184,367
3.20%, 07/18/29	1,568	1,335,830
3.29%, 07/25/27	465	423,687
3.68%, 02/22/27	340	316,812
3.74%, 03/07/29	1,171	1,049,004
3.75%, 07/18/39	1,430	1,073,764
3.78%, 03/02/25	740	717,701
3.84%, 04/17/26 (Call 04/17/25), (1-year CMT + 1.125%)(a)	400	386,381
3.85%, 03/01/26	1,729	1,646,553
3.96%, 03/02/28	825	763,952
4.05%, 09/11/28	743	682,997
4.08%, 04/19/28 (Call 04/19/27), (1-year CMT + 1.300%)(a)	405	377,190
4.15%, 03/07/39(c)	675	534,433
4.29%, 07/26/38(c)	659	533,031
4.32%, 04/19/33 (Call 04/19/32), (1-year CMT + 1.550%)(a)	475	411,316
5.02%, 07/20/28 (Call 07/20/27), (1-year CMT + 1.950%)(a)	844	808,699
5.13%, 07/20/33 (Call 07/20/32), (1-year CMT + 2.125%)(a)	1,515	1,383,865
5.24%, 04/19/29 (Call 04/19/28), (1-year CMT + 1.700%)(a)	505	485,266
5.35%, 09/13/28 (Call 09/13/27), (1-year CMT + 1.900%)(a)	690	667,683
5.41%, 04/19/34 (Call 04/19/33), (1-year CMT + 1.970%)(a)	305	283,298
5.42%, 02/22/29 (Call 02/22/28), (1-year CMT + 1.380%)(a)	1,340	1,296,990
5.44%, 02/22/34 (Call 02/22/33), (1-year CMT + 1.630%)(a)	510	474,768
5.47%, 09/13/33 (Call 09/13/32), (1-year CMT + 2.125%)(a)	485	453,053

Security	Par (000)	Value

Banks (continued)
5.48%, 02/22/31 (Call 02/22/30), (1-year CMT + 1.530%)(a)	$450	$427,893
5.54%, 04/17/26 (Call 04/17/25), (1-year CMT + 1.500%)(a)	875	866,102
5.72%, 02/20/26 (Call 02/20/25), (1-year CMT + 1.080%)(a)	1,150	1,142,686
Mizuho Bank Ltd., 3.20%, 03/26/25(b)	75	72,070
Mizuho Financial Group Inc.
1.23%, 05/22/27 (Call 05/22/26), (1-year CMT + 0.670%)(a)	1,235	1,088,727
1.55%, 07/09/27 (Call 07/09/26), (1-year CMT + 0.750%)(a)	955	842,993
1.98%, 09/08/31 (Call 09/08/30), (3-mo. SOFR + 1.532%)(a)	393	291,745
2.17%, 05/22/32 (Call 05/22/31), (1-year CMT + 0.870%)(a)	395	289,717
2.20%, 07/10/31 (Call 07/10/30), (3-mo. SOFR + 1.772%)(a)	900	683,654
2.23%, 05/25/26 (Call 05/25/25), (3-mo. SOFR + 1.092%)(a)	300	281,480
2.26%, 07/09/32 (Call 07/09/31), (1-year CMT + 0.900%)(a)	295	216,944
2.56%, 09/13/31	760	559,049
2.59%, 05/25/31 (Call 05/25/30), (3-mo. SOFR + 1.332%)(a)	475	372,473
2.65%, 05/22/26 (Call 05/22/25), (1-year CMT + 0.900%)(a)	510	481,490
2.84%, 09/13/26	433	396,105
2.87%, 09/13/30 (Call 09/13/29), (3-mo. SOFR + 1.572%)(a)	625	513,971
3.15%, 07/16/30 (Call 07/16/29), (3-mo. SOFR + 1.392%)(a)	779	654,115
3.17%, 09/11/27	760	682,111
3.26%, 05/22/30 (Call 05/22/29), (1-year CMT + 1.250%)(a)	450	383,105
3.48%, 04/12/26(b)	1,285	1,209,572
3.66%, 02/28/27	490	453,309
4.02%, 03/05/28	870	801,948
4.25%, 09/11/29 (Call 09/11/28), (3-mo. SOFR + 1.532%)(a)	755	686,844
4.35%, 10/20/25(b)	835	800,953
5.41%, 09/13/28 (Call 09/13/27), (1-year CMT + 2.050%)(a)	300	290,752
5.67%, 05/27/29 (Call 05/27/28), (1-year CMT + 1.500%)(a)	815	792,625
5.67%, 09/13/33 (Call 09/13/32), (1-year CMT + 2.400%)(a)	500	466,006
5.74%, 05/27/31 (Call 05/27/30), (1-year CMT + 1.650%)(a)	670	638,053
5.75%, 05/27/34 (Call 05/27/33), (1-year CMT + 1.800%)(a)	625	583,947
5.75%, 07/06/34 (Call 07/06/33), (1-year CMT + 1.900%)(a)	765	711,139
5.78%, 07/06/29 (Call 07/06/28), (1-year CMT + 1.650%)(a)	1,015	991,186
Morgan Stanley
0.99%, 12/10/26 (Call 12/10/25), (1-day SOFR + 0.720%)(a)	2,544	2,263,655
1.51%, 07/20/27 (Call 07/20/26), (1-day SOFR + 0.858%)(a)	1,785	1,566,824

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
1.59%, 05/04/27 (Call 05/04/26), (1-day SOFR + 0.879%)(a)	$2,405	$2,135,895
1.79%, 02/13/32 (Call 02/13/31), (1-day SOFR + 1.034%)(a)	2,113	1,528,937
1.93%, 04/28/32 (Call 04/28/31), (1-day SOFR + 1.020%)(a)	2,730	1,979,010
2.19%, 04/28/26 (Call 04/28/25), (1-day SOFR + 1.990%)(a)	2,880	2,708,697
2.24%, 07/21/32 (Call 07/21/31), (1-day SOFR + 1.178%)(a)	1,410	1,040,357
2.48%, 01/21/28 (Call 01/21/27), (1-day SOFR + 1.000%)(a)	1,560	1,382,366
2.48%, 09/16/36 (Call 09/16/31), (1-day SOFR + 1.360%)(a)	2,813	1,994,340
2.51%, 10/20/32 (Call 10/20/31), (1-day SOFR + 1.200%)(a)	1,563	1,169,110
2.63%, 02/18/26 (Call 02/18/25), (1-day SOFR + 0.940%)(a)	2,205	2,099,397
2.70%, 01/22/31 (Call 01/22/30), (1-day SOFR + 1.143%)(a)	2,076	1,668,843
2.80%, 01/25/52 (Call 01/25/51), (1-day SOFR + 1.430%)(a)	1,699	936,837
2.94%, 01/21/33 (Call 01/21/32), (1-day SOFR + 1.290%)(a)	1,708	1,310,381
3.13%, 07/27/26	1,756	1,624,829
3.22%, 04/22/42 (Call 04/22/41), (1-day SOFR + 1.485%)(a)	1,775	1,172,004
3.59%, 07/22/28 (Call 07/22/27)(a)	2,141	1,939,990
3.62%, 04/01/31 (Call 04/01/30), (1-day SOFR + 3.120%)(a)	2,229	1,888,028
3.63%, 01/20/27	1,937	1,799,243
3.77%, 01/24/29 (Call 01/24/28), (3-mo. SOFR + 1.402%)(a)	1,955	1,761,904
3.88%, 01/27/26	2,051	1,955,669
3.95%, 04/23/27	1,662	1,529,663
3.97%, 07/22/38 (Call 07/22/37)(a)	2,814	2,130,258
4.00%, 07/23/25	1,969	1,905,813
4.21%, 04/20/28 (Call 04/20/27), (1-day SOFR + 1.610%)(a)	955	890,566
4.30%, 01/27/45	1,940	1,457,895
4.35%, 09/08/26	2,382	2,252,666
4.38%, 01/22/47	1,794	1,339,134
4.43%, 01/23/30 (Call 01/23/29), (3-mo. SOFR + 1.890%)(a)	1,706	1,553,082
4.46%, 04/22/39 (Call 04/22/38), (3-mo. SOFR + 1.693%)(a)	1,556	1,246,019
4.68%, 07/17/26 (Call 07/17/25), (1-day SOFR + 1.669%)(a)	1,025	995,795
4.89%, 07/20/33 (Call 07/20/32), (1-day SOFR + 2.076%)(a)	1,280	1,133,046
5.00%, 11/24/25	878	857,865
5.05%, 01/28/27 (Call 01/28/26), (1-day SOFR + 1.295%)(a)	1,100	1,073,738
5.12%, 02/01/29 (Call 02/01/28), (1-day SOFR + 1.730%)(a)	1,015	966,657
5.16%, 04/20/29 (Call 04/20/28), (1-day SOFR + 1.590%)(a)	2,910	2,766,604
5.25%, 04/21/34 (Call 04/21/33), (1-day SOFR + 1.870%)(a)	2,360	2,126,233
5.30%, 04/20/37 (Call 04/20/32), (1-day SOFR + 2.620%)(a)	1,210	1,050,675

Security	Par (000)	Value

Banks (continued)
5.42%, 07/21/34 (Call 07/21/33), (1-day SOFR + 1.880%)(a)	$1,650	$1,505,872
5.45%, 07/20/29 (Call 07/20/28), (1-day SOFR + 1.630%)(a)	725	697,063
5.60%, 03/24/51 (Call 03/24/50), (1-day SOFR + 4.840%)(a)	1,610	1,438,870
5.95%, 01/19/38 (Call 01/19/33), (5-year CMT + 2.430%)(a)	1,135	1,032,726
6.14%, 10/16/26 (Call 10/16/25), (1-day SOFR + 1.770%)(a)	230	229,397
6.25%, 08/09/26	1,615	1,616,806
6.30%, 10/18/28 (Call 10/18/27), (1-day SOFR + 2.240%)(a)	1,100	1,098,185
6.34%, 10/18/33 (Call 10/18/32), (1-day SOFR + 2.560%)(a)	2,335	2,288,997
6.38%, 07/24/42	1,582	1,566,751
6.41%, 11/01/29 (Call 11/01/28), (1-day SOFR + 1.830%)(a)	560	559,577
6.63%, 11/01/34 (Call 11/01/33), (1-day SOFR + 2.050%)(a)	945	943,583
7.25%, 04/01/32	1,328	1,416,804
Morgan Stanley Bank NA
4.75%, 04/21/26 (Call 03/21/26)	1,180	1,151,274
5.48%, 07/16/25 (Call 06/16/25)	770	766,391
5.88%, 10/30/26 (Call 09/30/26)	1,250	1,249,448
MUFG Bank Ltd., 4.70%, 03/10/44(b)	205	162,956
Nanyang Commercial Bank Ltd., 3.80%, 11/20/29 (Call 11/20/24), (5-year CMT + 2.180%)(a)(d)	500	481,673
National Australia Bank Ltd.
1.39%, 01/12/25(b)(c)	1,300	1,236,880
1.89%, 01/12/27(b)	1,480	1,312,725
2.33%, 08/21/30(b)	1,415	1,050,653
2.65%, 01/14/41(b)	920	506,127
2.99%, 05/21/31(b)	320	242,619
3.35%, 01/12/37 (Call 01/12/32), (5-year CMT + 1.700%)(a)(b)	845	627,201
3.50%, 01/10/27(b)	728	679,744
3.93%, 08/02/34 (Call 08/02/29), (5-year CMT + 1.880%)(a)(b)	2,503	2,110,824
6.43%, 01/12/33(b)	465	441,652
National Australia Bank Ltd./New York
2.50%, 07/12/26	1,305	1,204,336
3.38%, 01/14/26	565	538,230
3.91%, 06/09/27	150	140,820
4.90%, 06/13/28	670	644,725
4.94%, 01/12/28	560	541,591
4.97%, 01/12/26	668	659,779
5.13%, 11/22/24	250	248,530
5.20%, 05/13/25	425	422,502
National Securities Clearing Corp.
0.75%, 12/07/25 (Call 11/07/25)(b)	20	18,077
1.50%, 04/23/25 (Call 03/23/25)(b)	755	711,495
5.00%, 05/30/28 (Call 04/30/28)(b)	250	242,644
5.05%, 11/21/24(b)	595	589,989
5.10%, 11/21/27 (Call 10/21/27)(b)	1,265	1,239,618
5.15%, 05/30/25(b)	160	158,759
NatWest Group PLC
1.64%, 06/14/27 (Call 06/14/26), (1-year CMT + 0.900%)(a)	895	786,973

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.03%, 11/28/35 (Call 08/28/30), (5-year CMT + 2.350%)(a)	$1,105	$810,100
3.07%, 05/22/28 (Call 05/22/27), (1-year CMT + 2.550%)(a)	809	715,653
3.75%, 11/01/29 (Call 11/01/24), (5-year CMT + 2.100%)(a)	900	859,240
4.45%, 05/08/30 (Call 05/08/29), (3-mo. LIBOR US + 1.871%)(a)	1,615	1,431,582
4.80%, 04/05/26	1,681	1,619,153
4.89%, 05/18/29 (Call 05/18/28), (3-mo. LIBOR US + 1.754%)(a)	1,130	1,045,191
5.08%, 01/27/30 (Call 01/27/29), (3-mo. LIBOR US + 1.905%)(a)	1,009	926,118
5.52%, 09/30/28 (Call 09/30/27),
(1-year CMT + 2.270%)(a)	445	425,473
5.81%, 09/13/29 (Call 09/13/28),
(1-year CMT + 1.950%)(a)	600	574,730
5.85%, 03/02/27 (Call 03/02/26),
(1-year CMT + 1.350%)(a)	620	609,471
6.02%, 03/02/34 (Call 03/02/33),
(1-year CMT + 2.100%)(a)	385	358,360
7.47%, 11/10/26 (Call 11/10/25),
(1-year CMT + 2.850%)(a)	805	818,834
NatWest Markets PLC
1.60%, 09/29/26(b)	780	683,852
3.48%, 03/22/25(b)	200	193,014
NBK SPC Ltd., 1.63%, 09/15/27 (Call 09/15/26), (1-day SOFR + 1.050%)(a)(d)	800	704,474
NBK Tier 1 Financing 2 Ltd., 4.50%, (Call 08/27/25)(a)(d)(f)	600	552,623
NBK Tier 1 Financing Ltd., 3.63%, (Call 08/24/26)(a)(d)(f)	400	345,101
NBK Tier 2 Ltd., 2.50%, 11/24/30 (Call 11/24/25), (5-year CMT + 2.108%)(a)(d)	200	181,394
NCB Tier 1 Sukuk Ltd., 3.50%, (Call 07/26/26)(a)(d)(f)	800	735,150
Nederlandse Waterschapsbank NV
1.75%, 01/15/25(b)	1,551	1,482,255
2.38%, 03/24/26(b)	1,020	955,381
NongHyup Bank
1.25%, 07/20/25(d)	600	555,834
1.25%, 07/28/26(d)	200	177,419
4.00%, 01/06/26(d)	200	192,823
4.25%, 07/06/27(d)	200	189,849
4.88%, 07/03/28(d)	200	192,367
Nordea Bank Abp
0.75%, 08/28/25(b)(c)	949	866,112
1.50%, 09/30/26(b)	690	604,996
3.60%, 06/06/25(b)	1,160	1,119,093
4.63%, 09/13/33 (Call 09/13/28), (5-year USD Swap + 1.690%)(a)(b)	1,313	1,165,233
4.75%, 09/22/25(b)	1,210	1,185,135
5.38%, 09/22/27(b)	1,245	1,205,070
Norinchukin Bank (The)
1.28%, 09/22/26(b)	1,325	1,162,602
2.08%, 09/22/31(b)	550	415,604
4.87%, 09/14/27(b)	965	929,531
5.07%, 09/14/32(b)(c)	765	714,094
5.43%, 03/09/28(b)(c)	915	897,284
Northern Trust Corp.
1.95%, 05/01/30 (Call 02/01/30)	915	708,284
3.15%, 05/03/29 (Call 02/03/29)	689	603,396

Security	Par (000)	Value

Banks (continued)
3.38%, 05/08/32 (Call 05/08/27), (3-mo. LIBOR US + 1.131%)(a)	$1,109	$975,412
3.65%, 08/03/28 (Call 05/03/28)	831	759,184
3.95%, 10/30/25	800	772,077
4.00%, 05/10/27 (Call 04/10/27)	865	812,544
6.13%, 11/02/32 (Call 08/02/32)	340	327,508
NRW Bank
0.38%, 02/10/25(d)	1,600	1,498,650
0.63%, 05/19/25(d)	350	324,885
0.88%, 03/09/26(d)	945	853,708
4.63%, 11/04/25(d)	590	582,377
Oesterreichische Kontrollbank AG
0.38%, 09/17/25	790	722,299
0.50%, 02/02/26	1,025	923,636
1.50%, 02/12/25	1,429	1,359,016
2.88%, 05/23/25	625	601,197
3.63%, 09/09/27	435	415,539
4.13%, 01/20/26	416	406,587
4.25%, 03/01/28	595	577,051
4.63%, 11/03/25	690	682,267
5.00%, 10/23/26	750	749,858
OTP Bank Nyrt
7.50%, 05/25/27, (1-year CMT + 3.711%)	400	401,273
8.75%, 05/15/33 (Call 02/15/28), (5-year CMT + 5.060%)(a)(d)	400	394,496
Oversea-Chinese Banking Corp. Ltd.
1.83%, 09/10/30 (Call 09/10/25), (5-year CMT + 1.580%)(a)(b)	2,815	2,592,504
4.60%, 06/15/32 (Call 06/15/27), (5-year CMT + 1.575%)(a)(d)	600	568,950
Pacific Western Bank, 3.25%, 05/01/31 (Call 05/01/26), (3-mo. SOFR + 2.520%)(a)	324	239,747
PNC Bank NA
2.70%, 10/22/29	788	624,351
2.95%, 02/23/25 (Call 01/24/25)	1,140	1,092,723
3.10%, 10/25/27 (Call 09/25/27)	735	654,573
3.25%, 06/01/25 (Call 05/02/25)	405	386,878
3.25%, 01/22/28 (Call 12/23/27)	771	688,625
3.88%, 04/10/25 (Call 03/10/25)	176	169,916
4.05%, 07/26/28	685	609,617
4.20%, 11/01/25 (Call 10/02/25)	535	512,848
PNC Financial Services Group Inc. (The)
1.15%, 08/13/26 (Call 07/13/26)	765	671,848
2.20%, 11/01/24 (Call 10/02/24)	625	601,142
2.31%, 04/23/32 (Call 04/23/31), (1-day SOFR + 0.979%)(a)	725	541,716
2.55%, 01/22/30 (Call 10/24/29)	1,508	1,195,027
2.60%, 07/23/26 (Call 05/23/26)	760	698,397
3.15%, 05/19/27 (Call 04/19/27)	1,184	1,069,851
3.45%, 04/23/29 (Call 01/23/29)	1,195	1,032,116
4.63%, 06/06/33 (Call 06/06/32),
(1-day SOFR + 1.850%)(a)	200	166,730
4.76%, 01/26/27 (Call 01/26/26),
(1-day SOFR + 1.085%)(a)	1,325	1,274,710
5.07%, 01/24/34 (Call 01/24/33),
(1-day SOFR + 1.933%)(a)	1,520	1,336,456
5.35%, 12/02/28 (Call 12/02/27),
(1-day SOFR + 1.620%)(a)	680	649,939
5.58%, 06/12/29 (Call 06/12/28),
(1-day SOFR + 1.841%)(a)	712	681,636

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
5.81%, 06/12/26 (Call 06/12/25),
(1-day SOFR + 1.322%)(a)	$602	$594,028
5.94%, 08/18/34 (Call 08/18/33),
(1-day SOFR + 1.946%)(a)	715	666,093
6.04%, 10/28/33 (Call 10/28/32),
(1-day SOFR + 2.140%)(a)	865	814,478
6.62%, 10/20/27 (Call 10/20/26),
(1-day SOFR + 1.730%)(a)	750	751,915
6.88%, 10/20/34 (Call 10/20/33),
(1-day SOFR + 2.284%)(a)	435	434,737
QIB Sukuk Ltd.
1.95%, 10/27/25(d)	800	737,229
6.98%, 02/07/25, (3-mo. SOFR + 1.612%)(a)(d)	400	402,527
QNB Finance Ltd.
1.38%, 01/26/26(d)	800	717,752
1.63%, 09/22/25(d)	600	549,950
2.63%, 05/12/25(d)	1,200	1,132,568
2.75%, 02/12/27(d)	600	543,037
RBH Bank, 1.66%, 06/29/26(d)	400	358,730
Regions Bank/Birmingham AL, 6.45%, 06/26/37	450	395,633
Regions Financial Corp.
1.80%, 08/12/28 (Call 06/12/28)	245	191,144
2.25%, 05/18/25 (Call 04/18/25)	855	785,029
7.38%, 12/10/37	587	562,742
Riyad Sukuk Ltd., 3.17%, 02/25/30 (Call 02/25/25), (5-year CMT + 1.791%)(a)(d)	1,000	950,843
Riyad Tier 1 Sukuk Ltd., 4.00%, (Call 02/16/27), (5-year CMT + 2.170%)(a)(d)(f)	600	551,772
Royal Bank of Canada
0.88%, 01/20/26	1,025	918,449
1.15%, 06/10/25	1,189	1,104,746
1.15%, 07/14/26	463	407,973
1.20%, 04/27/26	1,325	1,181,605
1.40%, 11/02/26	525	460,641
1.60%, 01/21/25	540	513,470
2.05%, 01/21/27	225	199,186
2.25%, 11/01/24	1,810	1,745,565
2.30%, 11/03/31	803	605,127
3.38%, 04/14/25	560	540,370
3.63%, 05/04/27	1,000	925,413
3.88%, 05/04/32	318	267,211
4.24%, 08/03/27	685	643,220
4.65%, 01/27/26	1,073	1,039,882
4.88%, 01/12/26	840	821,947
4.90%, 01/12/28	855	820,416
4.95%, 04/25/25	1,100	1,083,574
5.00%, 02/01/33	1,350	1,220,474
5.00%, 05/02/33	705	634,696
5.20%, 07/20/26	685	673,822
5.20%, 08/01/28	635	611,998
6.00%, 11/01/27	680	679,898
Samba Funding Ltd., 2.90%, 01/29/27(d)	400	364,574
Santander Holdings USA Inc.
2.49%, 01/06/28 (Call 01/06/27),
(1-day SOFR + 1.249%)(a)	690	594,184
3.24%, 10/05/26 (Call 08/05/26)	861	772,879
3.45%, 06/02/25 (Call 05/02/25)	805	761,065
4.40%, 07/13/27 (Call 04/14/27)	748	686,884
4.50%, 07/17/25 (Call 04/17/25)	919	882,152

Security	Par (000)	Value

Banks (continued)
5.81%, 09/09/26 (Call 09/09/25),
(1-day SOFR + 2.328%)(a)	$375	$366,605
6.50%, 03/09/29 (Call 03/09/28),
(1-day SOFR + 2.356%)(a)	535	517,421
6.57%, 06/12/29 (Call 06/12/28),
(1-day SOFR + 2.700%)(a)	246	237,325
Santander UK Group Holdings PLC
1.53%, 08/21/26 (Call 08/21/25),
(1-year CMT + 1.250%)(a)	1,437	1,300,739
1.67%, 06/14/27 (Call 06/14/26),
(1-day SOFR + 0.989%)(a)	672	585,628
2.47%, 01/11/28 (Call 01/11/27),
(1-day SOFR + 1.220%)(a)	825	713,095
3.82%, 11/03/28 (Call 11/03/27),
(3-mo. LIBOR US + 1.400%)(a)	115	101,210
6.53%, 01/10/29 (Call 01/10/28),
(1-day SOFR + 2.600%)(a)	865	846,128
6.83%, 11/21/26 (Call 11/21/25),
(1-day SOFR + 2.749%)(a)	205	204,729
Shanghai Commercial Bank Ltd., 6.38%, 02/28/33 (Call 02/28/28), (5-year CMT + 2.400%)(a)(d)	250	243,350
Shanghai Pudong Development Bank Co. Ltd.,
3.25%, 07/14/25(d)	600	576,666
Shinhan Bank Co. Ltd.
1.38%, 10/21/26(d)	600	528,590
3.88%, 03/24/26(d)	1,000	945,366
4.00%, 04/23/29(d)	200	176,728
4.50%, 03/26/28(d)	600	554,160
7.36%, 04/24/25, (3-mo. SOFR + 1.962%)(a)(d)	400	405,710
Shinhan Financial Group Co. Ltd.
1.35%, 01/10/26(d)	400	363,526
2.88%, (Call 05/12/26),
(5-year CMT + 2.064%)(a)(d)(f)	400	349,374
3.34%, 02/05/30 (Call 02/05/25),
(5-year CMT + 1.500%)(a)(d)	600	575,851
Siam Commercial Bank PCL/Cayman Islands, 4.40%, 02/11/29(d)	400	371,250
SIB Sukuk Co. III Ltd., 2.85%, 06/23/25(d)	600	569,092
Skandinaviska Enskilda Banken AB
1.20%, 09/09/26(b)(c)	615	538,447
1.40%, 11/19/25(b)	130	118,666
3.70%, 06/09/25(b)	1,455	1,402,824
SNB Sukuk Ltd., 2.34%, 01/19/27(d)	600	539,660
Societe Generale SA
1.38%, 07/08/25(b)	205	189,185
1.49%, 12/14/26 (Call 12/14/25),
(1-year CMT + 1.100%)(a)(b)	1,730	1,542,498
1.79%, 06/09/27 (Call 06/09/26),
(1-year CMT + 1.000%)(a)(b)	765	671,850
2.23%, 01/21/26 (Call 01/21/25),
(1-year CMT + 1.050%)(a)(b)	210	197,868
2.63%, 01/22/25(b)	2,150	2,047,075
2.80%, 01/19/28 (Call 01/19/27),
(1-year CMT + 1.300%)(a)(b)	785	690,871
2.89%, 06/09/32 (Call 06/09/31),
(1-year CMT + 1.300%)(a)(b)	760	558,671
3.00%, 01/22/30(b)	1,200	953,897
3.34%, 01/21/33 (Call 01/21/32),
(1-year CMT + 1.600%)(a)(b)	275	205,563

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.65%, 07/08/35 (Call 07/08/30),
(5-year CMT + 3.000%)(a)(b)	$380	$290,641
4.00%, 01/12/27(b)	1,195	1,099,361
4.03%, 01/21/43 (Call 01/21/42),
(1-year CMT + 1.900%)(a)(b)	880	528,271
4.25%, 04/14/25(b)	1,400	1,339,983
4.25%, 08/19/26(b)	670	621,986
4.68%, 06/15/27(b)	500	473,886
4.75%, 11/24/25(b)	1,040	990,457
4.75%, 09/14/28(b)	629	583,882
5.63%, 11/24/45(b)(c)	745	551,088
6.22%, 06/15/33 (Call 06/15/32),
(1-year CMT + 3.200%)(a)(b)	970	855,403
6.45%, 01/12/27 (Call 01/12/26),
(1-year CMT + 2.300%)(a)(b)	1,000	990,520
6.69%, 01/10/34 (Call 01/10/33),
(1-year CMT + 2.950%)(a)(b)	370	345,919
7.37%, 01/10/53(b)	855	742,920
Standard Chartered PLC
1.46%, 01/14/27 (Call 01/14/26),
(1-year CMT + 1.000%)(a)(b)	1,085	967,244
1.82%, 11/23/25 (Call 11/23/24),
(1-year CMT + 0.950%)(a)(b)	1,355	1,284,219
2.61%, 01/12/28 (Call 01/12/27),
(1-year CMT + 1.180%)(a)(b)	915	803,801
2.68%, 06/29/32 (Call 06/29/31),
(1-year CMT + 1.200%)(a)(b)	560	415,299
2.82%, 01/30/26 (Call 01/30/25),
(3-mo. LIBOR US + 1.209%)(a)(b)	1,505	1,432,800
3.20%, 04/17/25(b)	707	678,235
3.27%, 02/18/36 (Call 11/18/30),
(5-year CMT + 2.300%)(a)(b)	1,940	1,426,935
3.52%, 02/12/30 (Call 02/12/25),
(5-year CMT + 1.850%)(a)(d)	800	753,340
3.60%, 01/12/33 (Call 01/12/32),
(1-year CMT + 1.900%)(a)(b)	1,010	754,218
3.97%, 03/30/26 (Call 03/30/25),
(1-year CMT + 1.650%)(a)(b)	920	884,984
4.05%, 04/12/26(b)	950	902,928
4.30%, 02/19/27(b)(c)	1,239	1,145,492
4.31%, 05/21/30 (Call 05/21/29),
(3-mo. LIBOR US + 1.910%)(a)(b)	605	533,124
4.64%, 04/01/31 (Call 04/01/30),
(1-year CMT + 3.850%)(a)(b)	755	665,413
4.87%, 03/15/33 (Call 03/15/28),
(5-year USD ICE Swap + 1.970%)(a)(b)	1,188	1,050,129
5.30%, 01/09/43(b)	745	579,599
5.70%, 03/26/44(b)	1,235	1,010,300
6.17%, 01/09/27 (Call 01/09/26),
(1-year CMT + 2.050%)(a)(b)	770	764,474
6.19%, 07/06/27 (Call 07/06/26),
(1-year CMT + 1.850%)(a)(b)	460	454,283
6.30%, 01/09/29 (Call 01/09/28),
(1-year CMT + 2.450%)(a)(b)	860	842,006
6.30%, 07/06/34 (Call 07/06/33),
(1-year CMT + 2.580%)(a)(b)	415	386,135
7.77%, 11/16/28 (Call 11/16/27),
(1-year CMT + 3.45%)(a)(b)	500	516,277
7.78%, 11/16/25 (Call 11/16/24),
(1-year CMT + 3.100%)(a)(b)	720	729,997
State Bank of India, 4.88%, 05/05/28(d)	200	191,536

Security	Par (000)	Value

Banks (continued)
State Bank of India/London, 1.80%, 07/13/26(d)	$800	$721,052
State Street Corp.
1.68%, 11/18/27 (Call 11/18/26),
(1-day SOFR + 0.560%)(a)	300	266,074
1.75%, 02/06/26 (Call 02/06/25),
(1-day SOFR + 0.441%)(a)(c)	165	155,900
2.20%, 02/07/28 (Call 02/07/27),
(1-day SOFR + 0.730%)(a)	350	309,257
2.20%, 03/03/31	250	187,094
2.35%, 11/01/25 (Call 11/01/24),
(1-day SOFR + 0.940%)(a)	594	570,360
2.40%, 01/24/30	693	564,623
2.62%, 02/07/33 (Call 02/07/32),
(1-day SOFR + 1.002%)(a)	865	655,382
2.65%, 05/19/26	897	834,549
2.90%, 03/30/26 (Call 03/30/25),
(1-day SOFR + 2.600%)(a)	385	367,089
3.03%, 11/01/34 (Call 11/01/29),
(1-day SOFR + 1.490%)(a)	638	527,386
3.15%, 03/30/31 (Call 03/30/30),
(1-day SOFR + 2.650%)(a)	853	712,611
3.30%, 12/16/24	1,115	1,083,890
3.55%, 08/18/25	933	896,329
4.14%, 12/03/29 (Call 12/03/28),
(3-mo. SOFR + 1.292%)(a)	360	332,491
4.16%, 08/04/33 (Call 08/04/32),
(1-day SOFR + 1.726%)(a)	437	369,764
4.42%, 05/13/33 (Call 05/13/32),
(1-day SOFR + 1.605%)(a)	160	139,861
4.82%, 01/26/34 (Call 01/26/33),
(1-day SOFR + 1.567%)(a)	290	256,769
4.86%, 01/26/26 (Call 01/26/25),
(1-day SOFR + 0.604%)(a)	20	19,657
5.10%, 05/18/26 (Call 05/18/25),
(1-day SOFR + 1.130%)(a)	565	556,740
5.16%, 05/18/34 (Call 05/18/33),
(1-day SOFR + 1.890%)(a)	565	511,235
5.27%, 08/03/26 (Call 07/03/26)	610	599,983
5.75%, 11/04/26 (Call 11/04/25),
(1-day SOFR + 1.353%)(a)	328	325,952
5.82%, 11/04/28 (Call 11/04/27),
(1-day SOFR + 1.715%)(a)	215	212,587
Sumitomo Mitsui Banking Corp., 3.65%, 07/23/25	255	245,099
Sumitomo Mitsui Financial Group Inc.
0.95%, 01/12/26	270	241,741
1.40%, 09/17/26	1,335	1,171,199
1.47%, 07/08/25	910	842,650
1.71%, 01/12/31	630	458,681
1.90%, 09/17/28	1,245	1,018,143
2.13%, 07/08/30	1,317	1,008,549
2.14%, 09/23/30	1,182	895,939
2.17%, 01/14/27	350	309,918
2.22%, 09/17/31	245	181,497
2.30%, 01/12/41	525	306,815
2.35%, 01/15/25	810	774,583
2.47%, 01/14/29	200	166,326
2.63%, 07/14/26	960	878,497
2.72%, 09/27/29	595	489,701
2.75%, 01/15/30	1,345	1,091,913
2.93%, 09/17/41	465	291,038

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.01%, 10/19/26	$360	$330,315
3.04%, 07/16/29	1,458	1,228,576
3.05%, 01/14/42	605	397,079
3.20%, 09/17/29	844	715,922
3.35%, 10/18/27	1,222	1,101,786
3.36%, 07/12/27	354	321,870
3.45%, 01/11/27	763	704,594
3.54%, 01/17/28	1,310	1,180,796
3.78%, 03/09/26	810	769,309
3.94%, 07/19/28	1,008	915,633
4.31%, 10/16/28(c)	105	96,508
5.46%, 01/13/26	670	660,973
5.52%, 01/13/28	990	964,006
5.71%, 01/13/30	695	669,107
5.72%, 09/14/28	1,400	1,370,145
5.77%, 01/13/33	1,485	1,409,272
5.78%, 07/13/33	410	388,879
5.80%, 07/13/28	405	397,285
5.81%, 09/14/33	1,075	1,017,387
5.85%, 07/13/30	450	435,762
5.88%, 07/13/26	400	397,989
6.18%, 07/13/43	160	149,859
Sumitomo Mitsui Trust Bank Ltd.
1.05%, 09/12/25(b)	530	483,919
1.35%, 09/16/26(b)	625	550,112
1.55%, 03/25/26(b)	555	500,783
2.55%, 03/10/25(b)	600	572,657
2.80%, 03/10/27(b)	475	429,045
4.80%, 09/15/25(b)	285	278,812
4.95%, 09/15/27(b)	690	666,608
5.50%, 03/09/28(b)(c)	530	521,310
5.55%, 09/14/28(b)	200	196,896
5.65%, 03/09/26(b)	940	934,029
5.65%, 09/14/26(b)	500	496,220
Svenska Handelsbanken AB
1.42%, 06/11/27 (Call 06/11/26),
(1-year CMT + 0.630%)(a)(b)	940	825,172
3.65%, 06/10/25(b)	770	743,131
3.95%, 06/10/27(b)	995	927,806
Swedbank AB
1.54%, 11/16/26(b)	635	558,790
3.36%, 04/04/25(b)	730	703,578
5.34%, 09/20/27(b)	620	594,582
5.47%, 06/15/26(b)	370	363,763
6.14%, 09/12/26(b)	200	198,079
Synchrony Bank
5.40%, 08/22/25 (Call 07/22/25)	560	534,493
5.63%, 08/23/27 (Call 07/23/27)	279	255,415
Synovus Bank, 5.63%, 02/15/28 (Call 01/15/28)	270	239,244
Synovus Financial Corp., 5.20%, 08/11/25 (Call 07/11/25)	290	274,290
TC Ziraat Bankasi AS
5.38%, 03/02/26(d)	600	558,639
9.50%, 08/01/26(d)	200	203,342
Texas Capital Bancshares Inc., 4.00%, 05/06/31 (Call 05/06/26), (5-year CMT + 3.150%)(a)	275	224,790
Toronto-Dominion Bank (The)
0.75%, 09/11/25	1,025	933,770
0.75%, 01/06/26	1,067	953,816
1.15%, 06/12/25	916	848,744

Security	Par (000)	Value

Banks (continued)
1.20%, 06/03/26	$1,065	$943,226
1.25%, 12/13/24	1,000	949,535
1.25%, 09/10/26	1,112	978,090
1.45%, 01/10/25(c)	1,215	1,154,348
1.95%, 01/12/27	745	657,824
2.00%, 09/10/31	935	690,819
2.45%, 01/12/32	590	444,355
2.80%, 03/10/27	780	703,480
3.20%, 03/10/32	675	536,223
3.63%, 09/15/31 (Call 09/15/26),
(5-year USD Swap + 2.205%)(a)	1,755	1,612,372
3.77%, 06/06/25	800	773,046
4.11%, 06/08/27	1,070	1,002,639
4.46%, 06/08/32	1,153	1,005,186
4.69%, 09/15/27	985	937,854
5.10%, 01/09/26	110	108,303
5.16%, 01/10/28	175	168,698
5.52%, 07/17/28	625	609,018
5.53%, 07/17/26	660	652,542
Truist Bank
1.50%, 03/10/25 (Call 02/10/25)	902	843,930
2.15%, 12/06/24 (Call 11/05/24)	1,232	1,176,374
2.25%, 03/11/30 (Call 12/11/29)	857	632,478
2.64%, 09/17/29 (Call 09/17/24),
(5-year CMT + 1.150%)(a)	745	689,192
3.30%, 05/15/26 (Call 04/15/26)	1,020	933,221
3.63%, 09/16/25 (Call 08/16/25)	691	651,697
3.80%, 10/30/26 (Call 09/30/26)	905	828,393
4.05%, 11/03/25 (Call 09/03/25)	748	717,895
Truist Financial Corp.
1.13%, 08/03/27 (Call 06/03/27)	900	741,878
1.20%, 08/05/25 (Call 07/03/25)	338	308,112
1.27%, 03/02/27 (Call 03/02/26),
(1-day SOFR + 0.609%)(a)	235	205,653
1.89%, 06/07/29 (Call 06/07/28),
(1-day SOFR + 0.862%)(a)	930	744,017
1.95%, 06/05/30 (Call 03/05/30)	665	495,559
3.70%, 06/05/25 (Call 05/05/25)	585	561,239
3.88%, 03/19/29 (Call 02/16/29)	900	769,122
4.00%, 05/01/25 (Call 03/01/25)	945	908,378
4.12%, 06/06/28 (Call 06/06/27),
(1-day SOFR + 1.368%)(a)	690	628,272
4.26%, 07/28/26 (Call 07/28/25),
(1-day SOFR + 1.456%)(a)	600	574,589
4.87%, 01/26/29 (Call 01/26/28),
(1-day SOFR + 1.435%)(a)	1,225	1,130,857
4.92%, 07/28/33 (Call 07/28/32),
(1-day SOFR + 2.240%)(a)	1,070	875,469
5.12%, 01/26/34 (Call 01/26/33),
(1-day SOFR + 1.852%)(a)	340	292,037
5.87%, 06/08/34 (Call 06/08/33),
(1-day SOFR + 2.361%)(a)	265	241,172
5.90%, 10/28/26 (Call 10/28/25),
(1-day SOFR + 1.626%)(a)	1,030	1,008,869
6.05%, 06/08/27 (Call 06/08/26),
(1-day SOFR + 2.050%)(a)	670	655,839
6.12%, 10/28/33 (Call 10/28/32),
(1-day SOFR + 2.300%)(a)	940	870,271
7.16%, 10/30/29 (Call 10/30/28),
(1-day SOFR + 2.446%)(a)	205	206,185

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Turkiye Is Bankasi AS, 7.75%, 01/22/30 (Call 01/22/25), (5-year CMT + 6.119%)(a)(d)	$600	$583,455
Turkiye Vakiflar Bankasi TAO
5.25%, 02/05/25(d)	600	580,749
6.50%, 01/08/26(d)	600	576,303
9.00%, 10/12/28(b)	200	199,294
U.S. Bancorp.
1.38%, 07/22/30 (Call 04/22/30)	1,256	892,437
1.45%, 05/12/25 (Call 04/11/25)	985	918,126
2.22%, 01/27/28 (Call 01/27/27),
(1-day SOFR + 0.730%)(a)	475	413,557
2.49%, 11/03/36 (Call 11/03/31),
(5-year CMT + 0.950%)(a)	1,110	759,421
2.68%, 01/27/33 (Call 01/27/32),
(1-day SOFR + 1.020%)(a)	775	568,266
3.00%, 07/30/29 (Call 04/30/29)	1,050	857,496
3.10%, 04/27/26 (Call 03/27/26)(c)	884	814,046
3.90%, 04/26/28 (Call 03/24/28)	914	830,808
3.95%, 11/17/25 (Call 10/17/25)	1,014	970,399
4.55%, 07/22/28 (Call 07/22/27),
(1-day SOFR + 1.660%)(a)	1,000	927,873
4.65%, 02/01/29 (Call 02/01/28),
(1-day SOFR + 1.230%)(a)	1,000	922,709
4.84%, 02/01/34 (Call 02/01/33),
(1-day SOFR + 1.600%)(a)	1,215	1,038,347
4.97%, 07/22/33 (Call 07/22/32),
(1-day SOFR + 2.110%)(a)	1,365	1,145,175
5.73%, 10/21/26 (Call 10/21/25),
(1-day SOFR + 1.430%)(a)	645	635,365
5.78%, 06/12/29 (Call 06/12/28),
(1-day SOFR + 2.020%)(a)	380	365,454
5.84%, 06/12/34 (Call 06/10/33),
(1-day SOFR + 2.260%)(a)	600	553,346
5.85%, 10/21/33 (Call 10/21/32),
(1-day SOFR + 2.090%)(a)	1,030	946,365
6.79%, 10/26/27 (Call 10/26/26),
(1-day SOFR + 1.880%)(a)	300	302,080
Series V, 2.38%, 07/22/26 (Call 06/22/26)	1,223	1,106,691
Series X, 3.15%, 04/27/27 (Call 03/27/27)	823	742,486
U.S. Bank NA/Cincinnati OH
2.05%, 01/21/25 (Call 12/20/24)	290	276,055
2.80%, 01/27/25 (Call 12/27/24)	991	950,782
UBS AG
1.25%, 06/01/26	1,875	1,660,987
4.50%, 06/26/48	1,074	874,502
5.65%, 09/11/28	600	586,990
5.80%, 09/11/25	600	596,864
UBS AG/London, 1.38%, 01/13/25 (Call 12/13/24)(b)	720	679,565
UBS Group AG
1.31%, 02/02/27 (Call 02/02/26),
(1-day SOFR + 0.980%)(a)(b)	2,425	2,148,242
1.36%, 01/30/27 (Call 01/30/26),
(1-year CMT + 1.080%)(a)(b)	2,153	1,910,640
1.49%, 08/10/27 (Call 08/10/26),
(1-year CMT + 0.850%)(a)(b)	1,535	1,329,096
2.10%, 02/11/32 (Call 02/11/31),
(1-year CMT + 1.000%)(a)(b)	600	433,662
2.19%, 06/05/26 (Call 06/05/25),
(1-day SOFR + 2.044%)(a)(b)	1,594	1,483,203

Security	Par (000)	Value

Banks (continued)
2.75%, 02/11/33 (Call 02/11/32),
(1-year CMT + 1.100%)(a)(b)	$1,480	$1,083,744
3.13%, 08/13/30 (Call 08/13/29),
(3-mo. LIBOR US + 1.468%)(a)(b)	1,820	1,503,852
3.18%, 02/11/43 (Call 02/11/42),
(1-year CMT + 1.100%)(a)(b)	1,050	646,868
3.75%, 03/26/25	2,507	2,413,656
3.87%, 01/12/29 (Call 01/12/28),
(3-mo. LIBOR US + 1.410%)(a)(b)	1,542	1,380,655
4.13%, 09/24/25(b)	1,680	1,608,147
4.13%, 04/15/26(b)	1,738	1,644,411
4.25%, 03/23/28 (Call 03/23/27)(b)	1,225	1,112,450
4.28%, 01/09/28 (Call 01/09/27)(b)	1,155	1,053,383
4.49%, 05/12/26 (Call 05/12/25),
(1-year CMT + 1.550%)(a)(b)	455	440,791
4.55%, 04/17/26	1,663	1,589,149
4.70%, 08/05/27 (Call 08/05/26),
(1-year CMT + 2.050%)(a)(b)	1,290	1,228,259
4.75%, 05/12/28 (Call 05/12/27),
(1-year CMT + 1.750%)(a)(b)	1,160	1,088,871
4.88%, 05/15/45	1,997	1,590,335
4.99%, 08/05/33 (Call 08/05/32),
(1-year CMT + 2.400%)(a)(b)	1,285	1,110,006
5.71%, 01/12/27 (Call 01/12/26),
(1-year CMT + 1.550%)(a)(b)	1,200	1,178,898
5.96%, 01/12/34 (Call 01/12/33),
(1-year CMT + 2.200%)(a)(b)	1,515	1,409,783
6.25%, 09/22/29 (Call 09/22/28),
(1-year CMT + 1.800%)(a)(b)	1,710	1,674,788
6.30%, 09/22/34 (Call 09/22/33),
(1-year CMT + 2.000%)(a)(b)	1,950	1,847,066
6.33%, 12/22/27 (Call 12/22/26),
(1-year CMT + 1.600%)(a)(b)	1,805	1,786,035
6.37%, 07/15/26 (Call 07/15/25),
(1-day SOFR + 3.340%)(a)(b)	1,385	1,376,263
6.44%, 08/11/28 (Call 08/11/27),
(1-day SOFR + 3.700%)(a)(b)	1,455	1,440,412
UniCredit SpA
1.98%, 06/03/27 (Call 06/03/26),
(1-year CMT + 1.200%)(a)(b)	470	414,391
2.57%, 09/22/26 (Call 09/22/25),
(1-year CMT + 2.300%)(a)(b)	806	738,159
3.13%, 06/03/32 (Call 06/03/31),
(1-year CMT + 1.550%)(a)(b)	573	429,065
4.63%, 04/12/27(b)(c)	515	482,741
5.46%, 06/30/35 (Call 06/30/30),
(5-year CMT + 4.750%)(a)(b)	1,100	902,865
5.86%, 06/19/32 (Call 06/19/27),
(5-year USD ICE Swap + 3.703%)(a)(b)	735	662,961
7.30%, 04/02/34 (Call 04/02/29),
(5-year USD ICE Swap + 4.914%)(a)(b)	920	854,538
Union Bank of the Philippines, 2.13%, 10/22/25(d)	400	370,175
United Overseas Bank Ltd.
1.25%, 04/14/26(b)	340	307,358
1.75%, 03/16/31 (Call 03/16/26),
(5-year CMT + 1.520%)(a)(d)	600	541,395
2.00%, 10/14/31 (Call 10/14/26),
(5-year CMT + 1.230%)(a)(b)	131	116,048

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Valley National Bancorp.
3.00%, 06/15/31 (Call 06/15/26),
(3-mo. SOFR + 2.360%)(a)(c)	$205	$163,979
6.25%, 09/30/32 (Call 09/30/27),
(3-mo. SOFR + 2.780%)(a)	100	81,837
Wachovia Corp.
5.50%, 08/01/35	2,057	1,830,803
7.57%, 08/01/26(g)	280	289,705
Webster Financial Corp., 4.10%, 03/25/29 (Call 12/25/28)	293	243,718
Wells Fargo & Co.
2.16%, 02/11/26 (Call 02/11/25),
(3-mo. SOFR + 1.012%)(a)	2,064	1,952,539
2.19%, 04/30/26 (Call 04/30/25),
(1-day SOFR + 2.000%)(a)	1,755	1,650,957
2.39%, 06/02/28 (Call 06/02/27),
(1-day SOFR + 2.100%)(a)	2,108	1,837,401
2.57%, 02/11/31 (Call 02/11/30),
(3-mo. SOFR + 1.262%)(a)	2,632	2,086,051
2.88%, 10/30/30 (Call 10/30/29),
(3-mo. SOFR + 1.432%)(a)	2,355	1,924,714
3.00%, 02/19/25	1,306	1,256,699
3.00%, 04/22/26	3,154	2,929,785
3.00%, 10/23/26	2,042	1,870,369
3.07%, 04/30/41 (Call 04/30/40),
(1-day SOFR + 2.530%)(a)	2,790	1,782,721
3.20%, 06/17/27 (Call 06/17/26),
(3-mo. SOFR + 1.432%)(a)	1,905	1,759,135
3.35%, 03/02/33 (Call 03/02/32),
(1-day SOFR + 1.500%)(a)	2,600	2,047,284
3.53%, 03/24/28 (Call 03/24/27),
(1-day SOFR + 1.510%)(a)	2,815	2,567,413
3.55%, 09/29/25	1,685	1,608,888
3.58%, 05/22/28 (Call 05/22/27),
(3-mo. SOFR + 1.572%)(a)	2,395	2,180,107
3.90%, 05/01/45	1,737	1,206,436
3.91%, 04/25/26 (Call 04/25/25),
(1-day SOFR + 1.320%)(a)	1,620	1,562,091
4.10%, 06/03/26	1,153	1,088,653
4.15%, 01/24/29 (Call 10/24/28)	2,135	1,938,643
4.30%, 07/22/27	2,179	2,032,219
4.40%, 06/14/46	1,640	1,145,811
4.48%, 04/04/31 (Call 04/04/30),
(3-mo. SOFR + 4.032%)(a)	1,195	1,061,504
4.54%, 08/15/26 (Call 08/15/25),
(1-day SOFR + 1.560%)(a)	890	862,535
4.61%, 04/25/53 (Call 04/25/52),
(1-day SOFR + 2.130%)(a)	2,050	1,510,438
4.65%, 11/04/44	1,629	1,199,765
4.75%, 12/07/46	1,540	1,133,058
4.81%, 07/25/28 (Call 07/25/27),
(1-day SOFR + 1.980%)(a)	1,880	1,778,310
4.90%, 07/25/33 (Call 07/25/32),
(1-day SOFR + 2.100%)(a)	2,145	1,884,914
4.90%, 11/17/45	1,587	1,207,979
5.01%, 04/04/51 (Call 04/04/50),
(3-mo. SOFR + 4.502%)(a)	4,085	3,240,083
5.38%, 02/07/35	820	752,173
5.38%, 11/02/43	1,527	1,254,436
5.39%, 04/24/34 (Call 04/24/33),
(1-day SOFR + 2.020%)(a)	1,870	1,692,988

Security	Par (000)	Value

Banks (continued)
5.56%, 07/25/34 (Call 07/25/33),
(1-day SOFR + 1.990%)(a)	$2,225	$2,037,997
5.57%, 07/25/29 (Call 07/25/28),
(1-day SOFR + 1.740%)(a)	2,240	2,157,260
5.61%, 01/15/44	1,923	1,619,756
5.95%, 12/01/86 (Call 12/15/36)	708	649,372
6.30%, 10/23/29 (Call 10/23/28),
(1-day SOFR + 1.790%)(a)	1,905	1,889,178
6.49%, 10/23/34 (Call 10/23/33),
(1-day SOFR + 2.060%)(a)	1,825	1,793,497
Series B, 7.95%, 11/15/29	1,036	1,097,724
Wells Fargo Bank NA
5.45%, 08/07/26 (Call 07/07/26)	2,165	2,144,091
5.55%, 08/01/25 (Call 07/01/25)	2,520	2,510,973
5.85%, 02/01/37	610	562,269
5.95%, 08/26/36	240	220,393
6.60%, 01/15/38	878	860,790
Western Alliance Bancorp., 3.00%, 06/15/31 (Call 06/15/26), (3-mo. SOFR + 2.250%)(a)	470	361,087
Western Alliance Bank, 5.25%, 06/01/30 (Call 06/01/25), (3-mo. SOFR + 5.120%)(a)(c)	190	164,288
Westpac Banking Corp.
1.02%, 11/18/24	505	481,089
1.15%, 06/03/26	1,460	1,304,733
1.95%, 11/20/28	995	831,318
2.15%, 06/03/31	535	414,632
2.35%, 02/19/25	573	549,615
2.65%, 01/16/30	742	620,249
2.67%, 11/15/35 (Call 11/15/30),
(5-year CMT + 1.750%)(a)	885	644,040
2.70%, 08/19/26	1,094	1,011,656
2.85%, 05/13/26	1,064	996,485
2.89%, 02/04/30 (Call 02/04/25),
(5-year CMT + 1.350%)(a)	1,285	1,216,196
2.96%, 11/16/40	879	512,350
3.02%, 11/18/36 (Call 11/18/31),
(5-year CMT + 1.530%)(a)	950	686,198
3.13%, 11/18/41	990	578,255
3.35%, 03/08/27	699	648,395
3.40%, 01/25/28	675	618,936
4.04%, 08/26/27	50	47,484
4.11%, 07/24/34 (Call 07/24/29),
(5-year CMT + 2.000%)(a)	1,080	918,372
4.32%, 11/23/31 (Call 11/23/26),
(5-year USD ICE Swap + 2.236%)(a)	1,045	964,906
4.42%, 07/24/39	840	615,777
5.41%, 08/10/33 (Call 08/10/32),
(1-year CMT + 2.680%)(a)	650	572,616
5.46%, 11/18/27	1,890	1,874,709
Westpac New Zealand Ltd., 4.90%, 02/15/28(b)	315	301,293
Wintrust Financial Corp., 4.85%, 06/06/29	55	47,535
Woori Bank
0.75%, 02/01/26(d)	800	716,053
4.88%, 01/26/28(c)(d)	600	579,894
5.13%, 08/06/28(d)	200	188,577
Yapi ve Kredi Bankasi AS, 7.88%, 01/22/31 (Call 01/22/26), (5-year CMT + 7.415%)(a)(d)	600	577,772
Zions Bancorp. NA, 3.25%, 10/29/29 (Call 07/29/29)	740	550,474

		1,393,759,346

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages — 0.5%
Anadolu Efes Biracilik Ve Malt Sanayii AS, 3.38%, 06/29/28 (Call 03/29/28)(d)	$600	$485,448
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc.
4.70%, 02/01/36 (Call 08/01/35)	3,341	2,938,603
4.90%, 02/01/46 (Call 08/01/45)	6,526	5,428,221
Anheuser-Busch InBev Finance Inc.
4.00%, 01/17/43	100	75,652
4.63%, 02/01/44	947	767,099
4.70%, 02/01/36 (Call 08/01/35)	1,280	1,123,709
4.90%, 02/01/46 (Call 08/01/45)	1,436	1,189,311
Anheuser-Busch InBev Worldwide Inc.
3.50%, 06/01/30 (Call 03/01/30)	1,700	1,493,105
3.65%, 02/01/26 (Call 11/01/25)	2,875	2,762,338
3.75%, 07/15/42	115	85,315
4.00%, 04/13/28 (Call 01/13/28)	1,672	1,570,798
4.35%, 06/01/40 (Call 12/01/39)	1,068	862,654
4.38%, 04/15/38 (Call 10/15/37)	1,175	970,913
4.44%, 10/06/48 (Call 04/06/48)	1,575	1,216,729
4.50%, 06/01/50 (Call 12/01/49)	375	299,408
4.60%, 04/15/48 (Call 10/15/47)	1,957	1,588,905
4.60%, 06/01/60 (Call 12/01/59)	255	200,053
4.75%, 01/23/29 (Call 10/23/28)	3,212	3,094,400
4.75%, 04/15/58 (Call 10/15/57)	637	506,509
4.90%, 01/23/31 (Call 10/23/30)	879	839,569
4.95%, 01/15/42	1,426	1,224,101
5.45%, 01/23/39 (Call 07/23/38)	1,338	1,233,487
5.55%, 01/23/49 (Call 07/23/48)	2,479	2,248,058
5.80%, 01/23/59 (Call 07/23/58)	1,657	1,527,213
5.88%, 06/15/35	170	170,409
8.00%, 11/15/39	603	687,348
8.20%, 01/15/39	1,003	1,172,312
Bacardi Ltd.
2.75%, 07/15/26 (Call 04/15/26)(b)	680	622,649
4.45%, 05/15/25 (Call 03/15/25)(d)	605	588,143
4.70%, 05/15/28 (Call 02/15/28)(d)	376	352,949
5.15%, 05/15/38 (Call 11/15/37)(d)	50	41,973
Bacardi Ltd./Bacardi-Martini BV
5.25%, 01/15/29 (Call 12/15/28)(b)	635	607,004
5.90%, 06/15/43 (Call 12/15/42)(b)	105	92,823
Becle SAB de CV, 2.50%, 10/14/31 (Call 07/14/31)(d)	600	438,423
Brown-Forman Corp.
3.50%, 04/15/25 (Call 02/15/25)	45	43,670
4.00%, 04/15/38 (Call 10/15/37)	261	207,476
4.50%, 07/15/45 (Call 01/15/45)	191	152,676
4.75%, 04/15/33 (Call 01/15/33)(c)	375	347,586
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, 5.25%, 04/27/29 (Call 04/27/26)(d)	809	712,486
Cia. Cervecerias Unidas SA, 3.35%, 01/19/32 (Call 10/19/31)(d)	450	358,963
Coca-Cola Co. (The)
1.00%, 03/15/28	1,850	1,552,659
1.38%, 03/15/31	1,100	823,939
1.45%, 06/01/27	789	693,050
1.50%, 03/05/28	495	425,526
1.65%, 06/01/30	760	599,994
2.00%, 03/05/31	762	599,507
2.13%, 09/06/29	1,195	1,005,947
2.25%, 01/05/32	1,375	1,088,583

Security	Par (000)	Value

Beverages (continued)
2.50%, 06/01/40	$970	$625,453
2.50%, 03/15/51	991	546,697
2.60%, 06/01/50	1,343	764,171
2.75%, 06/01/60(c)	790	443,311
2.88%, 05/05/41	735	494,836
2.90%, 05/25/27	332	306,138
3.00%, 03/05/51	1,123	698,179
3.38%, 03/25/27	715	674,939
3.45%, 03/25/30	1,064	947,825
4.20%, 03/25/50	205	161,136
Coca-Cola Consolidated Inc., 3.80%, 11/25/25 (Call 08/25/25)	350	336,971
Coca-Cola European Partners PLC, 1.50%, 01/15/27 (Call 12/15/26)(b)	260	226,576
Coca-Cola Femsa SAB de CV
1.85%, 09/01/32 (Call 06/01/32)	855	621,593
2.75%, 01/22/30 (Call 10/22/29)	1,147	962,297
5.25%, 11/26/43	190	166,339
Coca-Cola Icecek AS, 4.50%, 01/20/29 (Call 10/20/28)(d)	400	349,361
Constellation Brands Inc.
2.25%, 08/01/31 (Call 05/01/31)	820	623,028
2.88%, 05/01/30 (Call 02/01/30)	595	489,532
3.15%, 08/01/29 (Call 05/01/29)	676	583,991
3.50%, 05/09/27 (Call 02/09/27)	518	479,355
3.60%, 02/15/28 (Call 11/15/27)	618	565,131
3.70%, 12/06/26 (Call 09/06/26)	566	531,058
3.75%, 05/01/50 (Call 11/01/49)	435	289,989
4.10%, 02/15/48 (Call 08/15/47)	475	335,459
4.35%, 05/09/27 (Call 04/09/27)	570	543,378
4.40%, 11/15/25 (Call 09/15/25)	681	661,550
4.50%, 05/09/47 (Call 11/09/46)	435	325,986
4.65%, 11/15/28 (Call 08/15/28)	470	444,459
4.75%, 11/15/24	673	664,663
4.75%, 12/01/25	500	488,898
4.75%, 05/09/32 (Call 02/09/32)	5	4,496
4.90%, 05/01/33 (Call 02/01/33)	560	505,572
5.00%, 02/02/26 (Call 02/02/24)	198	194,525
5.25%, 11/15/48 (Call 05/15/48)	246	205,366
Diageo Capital PLC
1.38%, 09/29/25 (Call 08/29/25)	515	477,038
2.00%, 04/29/30 (Call 01/29/30)	1,213	964,485
2.13%, 04/29/32 (Call 01/29/32)	583	438,835
3.88%, 05/18/28 (Call 02/18/28)	705	658,771
3.88%, 04/29/43 (Call 10/29/42)	165	122,798
5.20%, 10/24/25	770	766,678
5.30%, 10/24/27 (Call 09/24/27)	735	728,830
5.38%, 10/05/26 (Call 09/05/26)	700	700,383
5.50%, 01/24/33 (Call 10/24/32)	610	594,209
5.63%, 10/05/33 (Call 07/05/33)	600	589,001
5.88%, 09/30/36	281	278,211
Diageo Investment Corp.
4.25%, 05/11/42	365	287,271
7.45%, 04/15/35	135	149,971
Embotelladora Andina SA, 3.95%, 01/21/50 (Call 07/21/49)(d)	200	136,062
Fomento Economico Mexicano SAB de CV,
3.50%, 01/16/50 (Call 07/16/49)	270	173,958
Heineken NV
3.50%, 01/29/28 (Call 10/29/27)(b)	1,440	1,325,291
4.00%, 10/01/42(b)	415	304,500
4.35%, 03/29/47 (Call 09/29/46)(b)	630	467,906

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
JDE Peet’s NV
1.38%, 01/15/27 (Call 12/15/26)(b)	$695	$596,231
2.25%, 09/24/31 (Call 06/24/31)(b)	585	426,359
Keurig Dr Pepper Inc.
2.25%, 03/15/31 (Call 12/15/30)	330	253,647
2.55%, 09/15/26 (Call 06/15/26)	877	803,172
3.20%, 05/01/30 (Call 02/01/30)	983	829,100
3.35%, 03/15/51 (Call 09/15/50)	440	264,082
3.40%, 11/15/25 (Call 08/15/25)	360	343,478
3.43%, 06/15/27 (Call 03/15/27)	664	613,306
3.80%, 05/01/50 (Call 11/01/49)	580	384,721
3.95%, 04/15/29 (Call 02/15/29)	495	450,646
4.05%, 04/15/32 (Call 01/15/32)	619	532,044
4.42%, 05/25/25 (Call 03/25/25)	691	675,889
4.42%, 12/15/46 (Call 06/15/46)	750	549,217
4.50%, 11/15/45 (Call 05/15/45)	375	283,505
4.50%, 04/15/52 (Call 10/15/51)	721	533,149
4.60%, 05/25/28 (Call 02/25/28)	315	299,729
5.09%, 05/25/48 (Call 11/25/47)	75	61,498
Molson Coors Beverage Co.
3.00%, 07/15/26 (Call 04/15/26)	1,874	1,739,361
4.20%, 07/15/46 (Call 01/15/46)	1,241	879,697
5.00%, 05/01/42	975	797,863
PepsiCo Inc.
1.40%, 02/25/31 (Call 11/25/30)	736	553,265
1.63%, 05/01/30 (Call 02/01/30)	770	605,608
1.95%, 10/21/31 (Call 07/21/31)	835	641,428
2.25%, 03/19/25 (Call 02/19/25)	1,742	1,668,818
2.38%, 10/06/26 (Call 07/06/26)	1,192	1,103,870
2.63%, 03/19/27 (Call 01/19/27)	640	586,794
2.63%, 07/29/29 (Call 04/29/29)	972	840,665
2.63%, 10/21/41 (Call 04/21/41)	711	454,508
2.75%, 04/30/25 (Call 01/30/25)	576	553,806
2.75%, 03/19/30 (Call 12/19/29)	1,250	1,064,742
2.75%, 10/21/51 (Call 04/21/51)	961	557,020
2.85%, 02/24/26 (Call 11/24/25)	485	459,298
2.88%, 10/15/49 (Call 04/15/49)	984	597,889
3.00%, 10/15/27 (Call 07/15/27)	1,010	931,157
3.38%, 07/29/49 (Call 01/29/49)	403	271,260
3.45%, 10/06/46 (Call 04/06/46)	803	556,619
3.50%, 07/17/25 (Call 04/17/25)	655	634,757
3.50%, 03/19/40 (Call 09/19/39)	25	18,629
3.60%, 02/18/28 (Call 01/18/28)	535	500,905
3.60%, 08/13/42	539	397,856
3.63%, 03/19/50 (Call 09/19/49)	700	488,518
3.88%, 03/19/60 (Call 09/19/59)	325	229,054
3.90%, 07/18/32 (Call 04/18/32)	955	846,258
4.00%, 03/05/42	455	351,792
4.00%, 05/02/47 (Call 11/02/46)	230	176,688
4.20%, 07/18/52 (Call 01/18/52)	490	378,508
4.45%, 05/15/28 (Call 04/15/28)(c)	760	740,927
4.45%, 02/15/33 (Call 11/15/32)	555	518,703
4.45%, 04/14/46 (Call 10/14/45)	375	305,520
4.55%, 02/13/26 (Call 01/13/26)	743	732,523
4.65%, 02/15/53 (Call 08/15/52)	605	507,009
4.88%, 11/01/40	405	358,715
7.00%, 03/01/29	585	623,737
Pernod Ricard International Finance LLC
1.25%, 04/01/28 (Call 02/01/28)(b)	945	782,880
1.63%, 04/01/31 (Call 01/01/30)(b)	745	551,926
2.75%, 10/01/50 (Call 04/01/50)(b)	588	326,669

Security	Par (000)	Value

Beverages (continued)
Pernod Ricard SA
3.25%, 06/08/26 (Call 03/08/26)(b)(c)	$715	$677,050
5.50%, 01/15/42(b)	240	215,698
Primo Water Holdings Inc., 4.38%, 04/30/29 (Call 04/30/24)(b)	558	471,640
Triton Water Holdings Inc., 6.25%, 04/01/29 (Call 04/01/24)(b)(c)	545	447,150

		106,590,702

Biotechnology — 0.3%
Amgen Inc.
1.65%, 08/15/28 (Call 06/15/28)	1,370	1,137,540
1.90%, 02/21/25 (Call 01/21/25)	245	233,593
2.00%, 01/15/32 (Call 10/15/31)	745	550,567
2.20%, 02/21/27 (Call 12/21/26)	1,212	1,086,141
2.30%, 02/25/31 (Call 11/25/30)	998	779,799
2.45%, 02/21/30 (Call 11/21/29)	1,318	1,075,818
2.60%, 08/19/26 (Call 05/19/26)	1,152	1,060,996
2.77%, 09/01/53 (Call 03/01/53)	786	409,016
2.80%, 08/15/41 (Call 02/15/41)	1,205	744,866
3.00%, 02/22/29 (Call 12/22/28)	650	570,690
3.00%, 01/15/52 (Call 07/15/51)(c)	1,141	647,018
3.13%, 05/01/25 (Call 02/01/25)	1,029	989,750
3.15%, 02/21/40 (Call 08/21/39)	1,730	1,156,847
3.20%, 11/02/27 (Call 08/02/27)	727	663,442
3.35%, 02/22/32 (Call 11/22/31)	445	366,266
3.38%, 02/21/50 (Call 08/21/49)	1,657	1,022,529
4.05%, 08/18/29 (Call 06/18/29)	920	841,085
4.20%, 03/01/33 (Call 12/01/32)	685	590,351
4.20%, 02/22/52 (Call 08/22/51)	370	259,841
4.40%, 05/01/45 (Call 11/01/44)	2,007	1,506,447
4.40%, 02/22/62 (Call 08/22/61)	745	515,579
4.56%, 06/15/48 (Call 12/15/47)	844	639,144
4.66%, 06/15/51 (Call 12/15/50)	2,587	1,967,181
4.88%, 03/01/53 (Call 09/01/52)	447	349,382
4.95%, 10/01/41	628	517,992
5.15%, 03/02/28 (Call 02/02/28)	2,710	2,644,758
5.15%, 11/15/41 (Call 05/15/41)	845	715,722
5.25%, 03/02/25	1,965	1,949,654
5.25%, 03/02/30 (Call 01/02/30)	1,945	1,867,557
5.25%, 03/02/33 (Call 12/02/32)	3,215	2,999,096
5.60%, 03/02/43 (Call 09/02/42)	2,185	1,947,798
5.65%, 06/15/42 (Call 12/15/41)	210	188,317
5.65%, 03/02/53 (Call 09/02/52)	2,740	2,408,786
5.75%, 03/15/40	280	254,473
5.75%, 03/02/63 (Call 09/02/62)	1,765	1,527,723
6.38%, 06/01/37	365	361,750
6.40%, 02/01/39	581	574,400
Baxalta Inc.
4.00%, 06/23/25 (Call 03/23/25)	1,067	1,035,495
5.25%, 06/23/45 (Call 12/23/44)	575	491,791
Biogen Inc.
2.25%, 05/01/30 (Call 02/01/30)	1,223	960,006
3.15%, 05/01/50 (Call 11/01/49)	1,370	788,422
3.25%, 02/15/51 (Call 08/15/50)	621	363,990
4.05%, 09/15/25 (Call 06/15/25)	1,231	1,187,978
5.20%, 09/15/45 (Call 03/15/45)	535	445,458
Bio-Rad Laboratories Inc.
3.30%, 03/15/27 (Call 02/15/27)	415	378,621
3.70%, 03/15/32 (Call 12/15/31)	564	452,889
CSL Finance PLC
3.85%, 04/27/27 (Call 03/27/27)(b)	200	188,453

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Biotechnology (continued)
4.05%, 04/27/29 (Call 02/27/29)(b)	$250	$231,241
4.25%, 04/27/32 (Call 01/27/32)(b)	320	283,928
4.63%, 04/27/42 (Call 10/27/41)(b)	315	258,735
4.75%, 04/27/52 (Call 10/27/51)(b)	605	483,414
4.95%, 04/27/62 (Call 10/27/61)(b)	365	285,343
Emergent BioSolutions Inc., 3.88%, 08/15/28 (Call 12/01/23)(b)(c)	340	133,622
Gilead Sciences Inc.
1.20%, 10/01/27 (Call 08/01/27)	905	764,636
1.65%, 10/01/30 (Call 07/01/30)	910	694,995
2.60%, 10/01/40 (Call 04/01/40)	568	355,029
2.80%, 10/01/50 (Call 04/01/50)	1,497	843,816
2.95%, 03/01/27 (Call 12/01/26)	1,200	1,099,673
3.50%, 02/01/25 (Call 11/01/24)	901	875,541
3.65%, 03/01/26 (Call 12/01/25)	1,842	1,758,337
4.00%, 09/01/36 (Call 03/01/36)	840	683,865
4.15%, 03/01/47 (Call 09/01/46)	1,277	940,829
4.50%, 02/01/45 (Call 08/01/44)	1,473	1,151,593
4.60%, 09/01/35 (Call 03/01/35)	735	645,270
4.75%, 03/01/46 (Call 09/01/45)	1,491	1,202,825
4.80%, 04/01/44 (Call 10/01/43)	1,291	1,059,718
5.25%, 10/15/33 (Call 07/15/33)	375	355,222
5.55%, 10/15/53 (Call 04/15/53)	525	474,325
5.65%, 12/01/41 (Call 06/01/41)	975	900,592
Illumina Inc.
2.55%, 03/23/31 (Call 12/23/30)	545	414,962
5.75%, 12/13/27 (Call 11/13/27)	810	790,692
5.80%, 12/12/25 (Call 11/12/25)	1,070	1,058,953
Regeneron Pharmaceuticals Inc.
1.75%, 09/15/30 (Call 06/15/30)	785	591,128
2.80%, 09/15/50 (Call 03/15/50)	852	458,324
Royalty Pharma PLC
1.20%, 09/02/25 (Call 08/02/25)	878	800,837
1.75%, 09/02/27 (Call 07/02/27)	1,122	954,753
2.15%, 09/02/31 (Call 06/02/31)	360	264,251
2.20%, 09/02/30 (Call 06/02/30)	990	754,865
3.30%, 09/02/40 (Call 03/02/40)	470	296,901
3.35%, 09/02/51 (Call 03/02/51)	425	234,767
3.55%, 09/02/50 (Call 03/02/50)	1,140	664,581
Syngenta Group Finance Ltd., 5.00%, 04/19/26(d)	200	195,670

		66,378,250

Building Materials — 0.2%
AmeriTex HoldCo Intermediate LLC, 10.25%, 10/15/28 (Call 10/15/25)(c)	405	383,416
Boise Cascade Co., 4.88%, 07/01/30 (Call 07/01/25)(b)	300	258,040
Builders FirstSource Inc.
4.25%, 02/01/32 (Call 08/01/26)(b)	932	741,902
5.00%, 03/01/30 (Call 03/01/25)(b)	406	355,083
6.38%, 06/15/32 (Call 06/15/27)(b)	545	499,501
Camelot Return Merger Sub Inc., 8.75%, 08/01/28 (Call 08/01/24)(b)	520	485,523
Carrier Global Corp.
2.24%, 02/15/25 (Call 01/15/25)	581	553,238
2.49%, 02/15/27 (Call 12/15/26)	396	354,428
2.70%, 02/15/31 (Call 11/15/30)	170	134,180
2.72%, 02/15/30 (Call 11/15/29)	1,743	1,419,607
3.38%, 04/05/40 (Call 10/05/39)	1,151	775,272
3.58%, 04/05/50 (Call 10/05/49)	1,547	971,686
Cemex SAB de CV
3.88%, 07/11/31 (Call 07/11/26)(d)	700	567,145

Security	Par (000)	Value

Building Materials (continued)
5.20%, 09/17/30 (Call 09/17/25)(d)	$400	$362,844
5.45%, 11/19/29 (Call 11/19/24)(d)	600	559,067
9.13%, (Call 03/14/28),
(5-year CMT + 4.907%)(a)(d)(f)	800	819,392
Cemex SAB De CV, 5.13%, (Call 06/08/26),
(5-year CMT + 4.534%)(a)(d)(f)	800	737,468
Cornerstone Building Brands Inc., 6.13%, 01/15/29 (Call 12/01/23)(b)	299	219,265
CP Atlas Buyer Inc., 7.00%, 12/01/28 (Call 12/01/23)(b)(c)	380	289,563
CRH America Finance Inc.
3.40%, 05/09/27 (Call 02/09/27)(b)	65	59,673
3.95%, 04/04/28 (Call 01/04/28)(b)	1,555	1,437,114
4.50%, 04/04/48 (Call 10/04/47)(b)	330	253,604
CRH America Inc.
3.88%, 05/18/25 (Call 02/15/25)(b)	1,845	1,783,150
5.13%, 05/18/45 (Call 11/18/44)(b)	700	568,994
Eagle Materials Inc., 2.50%, 07/01/31
(Call 04/01/31)	705	536,806
Eco Material Technologies Inc., 7.88%, 01/31/27 (Call 01/31/24)(b)	415	393,901
Emerald Debt Merger Sub LLC, 6.63%, 12/15/30 (Call 06/15/26)(b)	1,720	1,637,550
Fortune Brands Home & Security Inc.
3.25%, 09/15/29 (Call 06/15/29)	595	506,982
4.00%, 06/15/25 (Call 03/15/25)	400	385,854
4.00%, 03/25/32 (Call 12/25/31)	215	178,092
4.50%, 03/25/52 (Call 09/25/51)	330	227,287
Fortune Brands Innovations Inc., 5.88%, 06/01/33 (Call 03/01/33)	302	281,246
GCC SAB de CV, 3.61%, 04/20/32
(Call 01/20/32)(d)	400	312,567
Griffon Corp., 5.75%, 03/01/28 (Call 12/01/23)	748	675,623
Holcim Finance U.S. LLC
3.50%, 09/22/26 (Call 06/22/26)(b)	400	377,735
4.75%, 09/22/46 (Call 03/22/46)(b)	245	181,240
Huaxin Cement International Finance Co. Ltd.,
2.25%, 11/19/25(d)	400	360,874
James Hardie International Finance DAC,
5.00%, 01/15/28 (Call 12/01/23)(b)	320	296,668
Jeld-Wen Inc.
4.63%, 12/15/25 (Call 12/01/23)(b)(c)	172	163,135
4.88%, 12/15/27 (Call 12/01/23)(b)(c)	295	251,422
Johnson Controls International PLC
3.90%, 02/14/26 (Call 11/14/25)	587	562,341
4.50%, 02/15/47 (Call 08/15/46)	393	298,777
4.63%, 07/02/44 (Call 01/02/44)	450	347,889
4.95%, 07/02/64 (Call 01/02/64)(g)	178	134,260
5.13%, 09/14/45 (Call 03/14/45)	112	92,311
6.00%, 01/15/36	339	331,232
Johnson Controls International PLC/Tyco Fire & Security Finance SCA
1.75%, 09/15/30 (Call 06/15/30)	655	498,111
2.00%, 09/16/31 (Call 06/16/31)	420	313,016
4.90%, 12/01/32 (Call 09/01/32)	480	443,294
Knife River Holding Co., 7.75%, 05/01/31
(Call 05/01/26)(b)	345	343,783
Lafarge SA, 7.13%, 07/15/36	285	293,295
Lennox International Inc.
1.35%, 08/01/25 (Call 07/01/25)	863	797,253
1.70%, 08/01/27 (Call 06/01/27)	280	239,906
5.50%, 09/15/28 (Call 08/15/28)	500	487,868

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Building Materials (continued)
Louisiana-Pacific Corp., 3.63%, 03/15/29
(Call 03/15/24)(b)	$265	$219,952
Martin Marietta Materials Inc.
2.40%, 07/15/31 (Call 04/15/31)	300	229,909
3.20%, 07/15/51 (Call 01/15/51)	350	207,709
3.45%, 06/01/27 (Call 03/01/27)	715	658,632
3.50%, 12/15/27 (Call 09/15/27)	504	460,060
4.25%, 12/15/47 (Call 06/15/47)	670	486,898
Series CB, 2.50%, 03/15/30 (Call 12/15/29)	290	232,972
Masco Corp.
1.50%, 02/15/28 (Call 12/15/27)	390	324,048
2.00%, 10/01/30 (Call 07/01/30)	733	549,777
2.00%, 02/15/31 (Call 11/15/30)	622	466,318
3.13%, 02/15/51 (Call 08/15/50)	215	121,259
3.50%, 11/15/27 (Call 08/15/27)	296	267,519
4.50%, 05/15/47 (Call 11/15/46)	305	219,193
Masonite International Corp.
3.50%, 02/15/30 (Call 08/15/29)(b)	260	208,017
5.38%, 02/01/28 (Call 12/01/23)(b)	370	340,795
MIWD Holdco II LLC/MIWD Finance Corp.,
5.50%, 02/01/30 (Call 02/01/25)(b)	380	301,566
Mohawk Industries Inc.
3.63%, 05/15/30 (Call 02/15/30)(c)	425	364,621
5.85%, 09/18/28 (Call 08/18/28)	485	476,895
New Enterprise Stone & Lime Co. Inc.
5.25%, 07/15/28 (Call 07/15/24)(b)	430	380,229
9.75%, 07/15/28 (Call 12/01/23)(b)(c)	230	229,454
Oscar AcquisitionCo LLC/Oscar Finance Inc.,
9.50%, 04/15/30 (Call 04/15/25)(b)(c)	430	380,062
Owens Corning
3.40%, 08/15/26 (Call 05/15/26)	872	811,877
3.88%, 06/01/30 (Call 03/01/30)	485	418,351
3.95%, 08/15/29 (Call 05/15/29)	419	371,315
4.20%, 12/01/24 (Call 09/01/24)	816	802,496
4.30%, 07/15/47 (Call 01/15/47)	570	409,361
4.40%, 01/30/48 (Call 07/30/47)	200	143,868
7.00%, 12/01/36	374	377,209
PGT Innovations Inc., 4.38%, 10/01/29
(Call 10/01/24)(b)	415	387,305
SRM Escrow Issuer LLC, 6.00%, 11/01/28
(Call 12/01/23)(b)	810	748,999
St Marys Cement Inc. Canada, 5.75%, 01/28/27
(Call 10/28/26)(b)	360	351,606
Standard Industries Inc./NJ
3.38%, 01/15/31 (Call 07/15/25)(b)	819	619,509
4.38%, 07/15/30 (Call 07/15/25)(b)	1,186	970,278
4.75%, 01/15/28 (Call 12/01/23)(b)	740	663,148
5.00%, 02/15/27 (Call 12/01/23)(b)	625	577,950
Summit Materials LLC/Summit Materials Finance Corp.
5.25%, 01/15/29 (Call 11/13/23)(b)	565	512,302
6.50%, 03/15/27 (Call 11/13/23)(b)	248	241,731
Trane Technologies Financing Ltd., 5.25%, 03/03/33 (Call 12/03/32)	355	332,557
Trane Technologies Global Holding Co. Ltd.
3.75%, 08/21/28 (Call 05/21/28)	721	662,462
4.30%, 02/21/48 (Call 08/21/47)	235	172,670
5.75%, 06/15/43	428	390,974
Trane Technologies Luxembourg Finance SA
3.50%, 03/21/26 (Call 01/21/26)	724	687,274
3.55%, 11/01/24 (Call 08/01/24)	343	335,001
3.80%, 03/21/29 (Call 12/21/28)	702	640,545

Security	Par (000)	Value

Building Materials (continued)
4.50%, 03/21/49 (Call 09/21/48)	$205	$155,327
4.65%, 11/01/44 (Call 05/01/44)	155	120,148
Ultratech Cement Ltd., 2.80%, 02/16/31 (Call 08/16/30)(d)	200	154,396
Victors Merger Corp., 6.38%, 05/15/29 (Call 05/15/24)(b)	445	267,097
Votorantim Cimentos International SA, 7.25%, 04/05/41(d)	400	406,281
Vulcan Materials Co.
3.50%, 06/01/30 (Call 03/01/30)	800	683,177
3.90%, 04/01/27 (Call 01/01/27)	580	540,766
4.50%, 04/01/25 (Call 01/01/25)	161	157,933
4.50%, 06/15/47 (Call 12/15/46)	314	240,536
4.70%, 03/01/48 (Call 09/01/47)	402	314,264
West China Cement Ltd., 4.95%, 07/08/26
(Call 07/08/24)(d)	600	410,610

		48,744,681

Chemicals — 0.6%
Cerdia Finanz GmbH, 10.50%, 02/15/27 (Call 02/15/24)(b)	455	447,953
Air Liquide Finance SA
2.25%, 09/10/29 (Call 06/10/29)(b)(c)	560	474,843
2.50%, 09/27/26 (Call 06/27/26)(b)	540	500,870
Air Products and Chemicals Inc.
1.50%, 10/15/25 (Call 09/15/25)	435	403,012
1.85%, 05/15/27 (Call 03/15/27)	581	513,290
2.05%, 05/15/30 (Call 02/15/30)	745	599,941
2.70%, 05/15/40 (Call 11/15/39)	577	374,305
2.80%, 05/15/50 (Call 11/15/49)	617	363,826
4.80%, 03/03/33 (Call 12/03/32)	635	594,478
Albemarle Corp.
5.05%, 06/01/32 (Call 03/01/32)(c)	650	567,700
5.45%, 12/01/44 (Call 06/01/44)	522	428,088
5.65%, 06/01/52 (Call 12/01/51)	100	77,386
Alpek SAB de CV
3.25%, 02/25/31 (Call 11/25/30)(d)	600	455,597
4.25%, 09/18/29 (Call 06/18/29)(d)	200	168,809
Ashland Inc.
3.38%, 09/01/31 (Call 06/01/31)(b)	325	249,417
6.88%, 05/15/43 (Call 02/15/43)	235	221,277
ASP Unifrax Holdings Inc
5.25%, 09/30/28 (Call 09/30/24)(b)	575	390,871
7.50%, 09/30/29 (Call 09/30/24)(b)(c)	285	153,986
Avient Corp.
5.75%, 05/15/25 (Call 12/01/23)(b)	500	489,546
7.13%, 08/01/30 (Call 08/01/25)(b)	535	516,957
Axalta Coating Systems LLC, 3.38%, 02/15/29 (Call 02/15/24)(b)	520	428,596
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27 (Call 12/04/23)(b)(c)	347	319,572
Bayport Polymers LLC, 5.14%, 04/14/32 (Call 01/14/32)(b)	60	50,907
Braskem America Finance Co., 7.13%, 07/22/41 (Call 01/22/41)(c)(d)	400	330,193
Braskem Idesa SAPI
6.99%, 02/20/32 (Call 02/20/27)(d)	600	353,073
7.45%, 11/15/29 (Call 11/15/24)(d)	800	505,454
Braskem Netherlands Finance BV
4.50%, 01/10/28 (Call 10/10/27)(d)	1,000	844,252
4.50%, 01/31/30 (Call 10/31/29)(d)	1,200	922,722
5.88%, 01/31/50(d)	600	385,162

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
7.25%, 02/13/33 (Call 11/13/32)(d)	$800	$689,228
8.50%, 01/12/31 (Call 11/12/30)(b)	600	560,623
8.50%, 01/23/81 (Call 10/24/25),
(5-year CMT + 8.220%)(a)(d)	400	389,352
Cabot Corp.
4.00%, 07/01/29 (Call 04/01/29)	450	402,594
5.00%, 06/30/32 (Call 03/30/32)	215	191,501
Celanese U.S. Holdings LLC
1.40%, 08/05/26 (Call 07/05/26)	325	283,001
6.05%, 03/15/25	709	706,913
6.17%, 07/15/27 (Call 06/15/27)	1,600	1,561,535
6.33%, 07/15/29 (Call 05/15/29)	630	606,752
6.35%, 11/15/28 (Call 10/15/28)	925	903,098
6.38%, 07/15/32 (Call 04/15/32)	520	488,578
6.55%, 11/15/30 (Call 09/15/30)	760	730,255
6.70%, 11/15/33 (Call 08/15/33)	385	365,518
CF Industries Inc.
4.50%, 12/01/26(b)	565	538,074
4.95%, 06/01/43	561	432,945
5.15%, 03/15/34	705	625,712
5.38%, 03/15/44	540	438,861
Cheever Escrow Issuer LLC, 7.13%, 10/01/27
(Call 10/01/24)(b)	225	208,701
Chemours Co. (The)
4.63%, 11/15/29 (Call 11/15/24)(b)	462	357,232
5.38%, 05/15/27 (Call 02/15/27)(c)	365	330,709
5.75%, 11/15/28 (Call 11/15/23)(b)(c)	575	486,338
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP
3.40%, 12/01/26 (Call 09/01/26)(b)	430	402,741
3.70%, 06/01/28 (Call 03/01/28)(b)	270	246,022
5.13%, 04/01/25 (Call 03/01/25)(b)	290	287,347
CNAC HK Finbridge Co. Ltd.
2.00%, 09/22/25(d)	600	555,612
3.00%, 09/22/30(d)	800	644,577
3.88%, 06/19/29(d)	600	529,724
4.13%, 07/19/27(d)	1,000	928,779
4.88%, 03/14/25(d)	600	589,980
5.13%, 03/14/28(d)	1,150	1,098,766
Consolidated Energy Finance SA
5.63%, 10/15/28 (Call 10/15/24)(b)	385	316,145
6.50%, 05/15/26 (Call 11/13/23)(b)	130	118,231
CVR Partners LP/CVR Nitrogen Finance Corp.,
6.13%, 06/15/28 (Call 06/15/24)(b)	405	358,310
Dow Chemical Co. (The)
2.10%, 11/15/30 (Call 08/15/30)	665	515,408
3.60%, 11/15/50 (Call 05/15/50)	955	603,071
4.25%, 10/01/34 (Call 04/01/34)	642	541,167
4.38%, 11/15/42 (Call 05/15/42)	908	674,567
4.63%, 10/01/44 (Call 04/01/44)	451	340,079
4.80%, 11/30/28 (Call 08/30/28)	435	415,755
4.80%, 05/15/49 (Call 11/15/48)	544	412,961
5.25%, 11/15/41 (Call 05/15/41)	843	712,398
5.55%, 11/30/48 (Call 05/30/48)	460	389,176
6.30%, 03/15/33 (Call 12/15/32)(c)	625	627,322
6.90%, 05/15/53 (Call 11/15/52)	485	484,706
7.38%, 11/01/29	830	879,389
9.40%, 05/15/39	431	529,558
DuPont de Nemours Inc.
4.49%, 11/15/25 (Call 09/15/25)	1,457	1,419,954
4.73%, 11/15/28 (Call 08/15/28)	1,965	1,878,038

Security	Par (000)	Value

Chemicals (continued)
5.32%, 11/15/38 (Call 05/15/38)	$1,596	$1,426,640
5.42%, 11/15/48 (Call 05/15/48)	944	818,782
Eastman Chemical Co.
3.80%, 03/15/25 (Call 12/15/24)	741	716,428
4.50%, 12/01/28 (Call 09/01/28)	397	368,730
4.65%, 10/15/44 (Call 04/15/44)	834	613,645
4.80%, 09/01/42 (Call 03/01/42)	340	261,532
5.75%, 03/08/33 (Call 12/08/32)	275	254,830
Ecolab Inc.
1.30%, 01/30/31 (Call 10/30/30)	558	411,046
2.13%, 02/01/32 (Call 11/01/31)	1,095	833,713
2.13%, 08/15/50 (Call 02/15/50)	725	356,607
2.70%, 11/01/26 (Call 08/01/26)	685	634,553
2.70%, 12/15/51 (Call 06/15/51)	458	251,801
2.75%, 08/18/55 (Call 02/18/55)	474	252,667
3.25%, 12/01/27 (Call 09/01/27)	199	183,131
3.95%, 12/01/47 (Call 06/01/47)	35	25,489
4.80%, 03/24/30 (Call 12/24/29)	525	497,906
5.25%, 01/15/28 (Call 12/15/27)(c)	450	446,330
EIDP Inc.
1.70%, 07/15/25 (Call 06/15/25)	645	600,080
2.30%, 07/15/30 (Call 04/15/30)	587	468,760
Element Solutions Inc., 3.88%, 09/01/28
(Call 12/01/23)(b)	590	502,107
Equate Petrochemical BV
2.63%, 04/28/28 (Call 01/28/28)(d)	600	512,619
4.25%, 11/03/26(d)	900	847,201
EverArc Escrow Sarl, 5.00%, 10/30/29
(Call 10/30/24)(b)(c)	495	376,230
FMC Corp.
3.20%, 10/01/26 (Call 08/01/26)	373	339,576
3.45%, 10/01/29 (Call 07/01/29)	576	476,940
4.50%, 10/01/49 (Call 04/01/49)	390	258,190
5.15%, 05/18/26 (Call 04/18/26)	380	366,750
5.65%, 05/18/33 (Call 02/18/33)	380	334,724
6.38%, 05/18/53 (Call 11/18/52)	400	335,312
Formosa Group Cayman Ltd., 3.38%, 04/22/25(d)	600	578,072
GC Treasury Center Co. Ltd.
2.98%, 03/18/31 (Call 12/18/30)(d)	1,400	1,081,548
4.30%, 03/18/51 (Call 09/18/50)(d)	400	250,815
GPD Companies Inc., 10.13%, 04/01/26
(Call 12/01/23)(b)	350	316,712
HB Fuller Co.
4.00%, 02/15/27 (Call 11/15/26)	215	195,229
4.25%, 10/15/28 (Call 12/01/23)	215	186,245
Herens Holdco Sarl, 4.75%, 05/15/28
(Call 05/15/24)(b)	275	213,149
Huntsman International LLC
2.95%, 06/15/31 (Call 03/15/31)	628	477,008
4.50%, 05/01/29 (Call 02/01/29)	779	696,806
ICL Group Ltd., 6.38%, 05/31/38
(Call 11/30/37)(b)(d)	453	377,639
Illuminate Buyer LLC/Illuminate Holdings
IV Inc., 9.00%, 07/01/28 (Call 12/01/23)(b)	344	321,471
INEOS Finance PLC, 6.75%, 05/15/28
(Call 02/15/25)(b)	350	326,703
INEOS Quattro Finance 2 PLC, 3.38%,
01/15/26 (Call 12/01/23)(b)	500	477,125
Ingevity Corp., 3.88%, 11/01/28
(Call 12/01/23)(b)	425	348,059
Innophos Holdings Inc., 9.38%, 02/15/28
(Call 12/01/23)(b)	230	216,812

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
International Flavors & Fragrances Inc.
1.23%, 10/01/25 (Call 09/01/25)(b)	$841	$758,767
1.83%, 10/15/27 (Call 08/15/27)(b)	1,185	982,406
2.30%, 11/01/30 (Call 08/01/30)(b)	1,033	766,954
3.27%, 11/15/40 (Call 05/15/40)(b)	220	133,656
3.47%, 12/01/50 (Call 06/01/50)(b)	565	314,873
4.38%, 06/01/47 (Call 12/01/46)	796	516,943
4.45%, 09/26/28 (Call 06/26/28)	140	128,066
5.00%, 09/26/48 (Call 03/26/48)	910	659,159
Iris Holdings Inc.
8.75%, 02/15/26 (Call 12/01/23), (9.50% PIK)(b)(h)	130	115,800
10.00%, 12/15/28 (Call 06/15/25)(b)(c)	310	227,467
Kobe U.S. Midco 2 Inc., 9.25%, 11/01/26
(Call 12/01/23), (10.00% PIK)(b)(c)(h)	145	105,201
LG Chem Ltd.
1.38%, 07/07/26(d)	600	534,041
2.38%, 07/07/31(d)	200	152,942
3.63%, 04/15/29(d)	600	537,214
4.38%, 07/14/25(d)	200	194,604
Linde Inc./CT
1.10%, 08/10/30 (Call 05/10/30)	550	419,418
2.00%, 08/10/50 (Call 02/10/50)	640	309,357
2.65%, 02/05/25 (Call 11/05/24)	505	486,945
3.20%, 01/30/26 (Call 10/30/25)	209	199,222
3.55%, 11/07/42 (Call 05/07/42)	261	186,579
4.70%, 12/05/25 (Call 11/05/25)	300	296,504
LSF11 A5 HoldCo LLC, 6.63%, 10/15/29
(Call 10/15/24)(b)(c)	275	225,206
Lubrizol Corp. (The), 6.50%, 10/01/34	120	131,066
LYB Finance Co. BV, 8.10%, 03/15/27(b)	430	452,013
LYB International Finance BV
4.88%, 03/15/44 (Call 09/15/43)	639	486,575
5.25%, 07/15/43	462	371,463
LYB International Finance II BV, 3.50%,
03/02/27 (Call 12/02/26)	5	4,621
LYB International Finance III LLC
1.25%, 10/01/25 (Call 09/01/25)	465	424,362
2.25%, 10/01/30 (Call 07/01/30)	480	370,652
3.38%, 10/01/40 (Call 04/01/40)	625	404,085
3.63%, 04/01/51 (Call 10/01/50)	816	491,631
3.80%, 10/01/60 (Call 04/01/60)	645	372,617
4.20%, 10/15/49 (Call 04/15/49)	735	487,703
4.20%, 05/01/50 (Call 11/01/49)	799	530,011
5.63%, 05/15/33 (Call 02/15/33)	430	403,005
LyondellBasell Industries NV, 4.63%, 02/26/55
(Call 08/26/54)	585	407,489
Mativ Holdings Inc., 6.88%, 10/01/26
(Call 12/01/23)(b)	240	216,006
MEGlobal Canada ULC
5.00%, 05/18/25(d)	800	778,937
5.88%, 05/18/30(d)	400	389,997
Methanex Corp.
4.25%, 12/01/24 (Call 09/01/24)	230	225,131
5.13%, 10/15/27 (Call 04/15/27)	515	470,285
5.25%, 12/15/29 (Call 09/15/29)	521	461,576
5.65%, 12/01/44 (Call 06/01/44)	220	161,677
Minerals Technologies Inc., 5.00%, 07/01/28
(Call 11/13/23)(b)	295	259,401
Mosaic Co. (The)
4.05%, 11/15/27 (Call 08/15/27)	860	802,717
4.88%, 11/15/41 (Call 05/15/41)	445	340,367

Security	Par (000)	Value

Chemicals (continued)
5.45%, 11/15/33 (Call 05/15/33)	$579	$529,131
5.63%, 11/15/43 (Call 05/15/43)	340	285,622
NewMarket Corp., 2.70%, 03/18/31
(Call 12/18/30)	890	682,075
Nufarm Australia Ltd./Nufarm Americas Inc.,
5.00%, 01/27/30 (Call 01/27/25)(b)(c)	310	269,874
Nutrien Ltd.
2.95%, 05/13/30 (Call 02/13/30)	586	482,467
3.00%, 04/01/25 (Call 01/01/25)	317	303,502
3.95%, 05/13/50 (Call 11/13/49)	330	222,597
4.00%, 12/15/26 (Call 09/15/26)	663	627,630
4.13%, 03/15/35 (Call 09/15/34)	239	193,423
4.20%, 04/01/29 (Call 01/01/29)	603	553,348
4.90%, 03/27/28 (Call 02/27/28)	605	579,734
4.90%, 06/01/43 (Call 12/01/42)	189	149,224
5.00%, 04/01/49 (Call 10/01/48)	571	445,191
5.25%, 01/15/45 (Call 07/15/44)	428	351,321
5.63%, 12/01/40	175	153,881
5.80%, 03/27/53 (Call 09/27/52)	380	332,272
5.88%, 12/01/36	405	375,702
5.90%, 11/07/24	555	553,864
5.95%, 11/07/25	300	300,000
6.13%, 01/15/41 (Call 07/15/40)	165	152,519
OCI NV
4.63%, 10/15/25 (Call 12/01/23)(b)	178	169,372
6.70%, 03/16/33 (Call 12/16/32)(b)	280	258,652
OCP SA
3.75%, 06/23/31 (Call 03/23/31)(d)	600	471,727
4.50%, 10/22/25(d)	400	382,376
5.13%, 06/23/51 (Call 12/23/50)(d)	600	385,254
6.88%, 04/25/44(d)	400	328,153
Olin Corp.
5.00%, 02/01/30 (Call 02/01/24)	381	329,477
5.13%, 09/15/27 (Call 12/01/23)	366	337,813
5.63%, 08/01/29 (Call 08/01/24)(c)	495	452,497
Olympus Water U.S. Holding Corp.
4.25%, 10/01/28 (Call 10/01/24)(b)	570	454,801
6.25%, 10/01/29 (Call 10/01/24)(b)	300	227,066
9.75%, 11/15/28 (Call 06/01/25)(b)	1,250	1,221,622
Orbia Advance Corp. SAB de CV
1.88%, 05/11/26 (Call 04/11/26)(d)	405	361,320
2.88%, 05/11/31 (Call 02/11/31)(d)	400	295,436
4.00%, 10/04/27 (Call 07/04/27)(d)	400	362,818
5.50%, 01/15/48 (Call 07/15/47)(d)	800	575,980
5.88%, 09/17/44(d)	200	156,219
6.75%, 09/19/42(d)	400	352,959
Polar U.S. Borrower LLC/Schenectady International Group Inc., 6.75%, 05/15/26
(Call 12/01/23)(b)(c)	220	98,537
PPG Industries Inc.
1.20%, 03/15/26 (Call 02/15/26)	475	426,208
2.55%, 06/15/30 (Call 03/15/30)	20	16,158
2.80%, 08/15/29 (Call 05/15/29)	215	183,645
3.75%, 03/15/28 (Call 12/15/27)	286	263,951
Rain Carbon Inc., 12.25%, 09/01/29
(Call 03/01/26)(b)	335	340,871
Rayonier AM Products Inc., 7.63%, 01/15/26
(Call 01/15/24)(b)	343	291,304
RPM International Inc.
2.95%, 01/15/32 (Call 10/15/31)	170	129,651
3.75%, 03/15/27 (Call 12/15/26)	630	585,628
4.25%, 01/15/48 (Call 07/15/47)(c)	195	133,930

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
4.55%, 03/01/29 (Call 12/01/28)	$225	$207,091
5.25%, 06/01/45 (Call 12/01/44)	135	107,370
SABIC Capital I BV
2.15%, 09/14/30 (Call 06/14/30)(d)	400	318,325
3.00%, 09/14/50 (Call 03/14/50)(d)	600	375,145
SABIC Capital II BV, 4.50%, 10/10/28(d)	600	566,532
Sasol Financing USA LLC
4.38%, 09/18/26 (Call 08/18/26)(c)	400	351,794
5.50%, 03/18/31 (Call 03/18/30)	600	461,674
6.50%, 09/27/28 (Call 06/27/28)	600	528,402
8.75%, 05/03/29 (Call 03/03/29)(d)	800	760,625
SCIH Salt Holdings Inc.
4.88%, 05/01/28 (Call 05/01/24)(b)	810	704,768
6.63%, 05/01/29 (Call 05/01/24)(b)(c)	525	442,218
SCIL USA Holdings LLC, Class-H, 5.38%, 11/01/26 (Call 12/01/23)(b)	705	624,000
Sherwin-Williams Co. (The)
2.20%, 03/15/32 (Call 12/15/31)	510	379,225
2.30%, 05/15/30 (Call 02/15/30)	400	318,811
2.90%, 03/15/52 (Call 09/15/51)	435	236,023
2.95%, 08/15/29 (Call 05/15/29)	689	587,444
3.30%, 05/15/50 (Call 11/15/49)	180	107,775
3.45%, 08/01/25 (Call 05/01/25)	368	352,874
3.45%, 06/01/27 (Call 03/01/27)	1,216	1,124,879
3.80%, 08/15/49 (Call 02/15/49)	380	251,971
3.95%, 01/15/26 (Call 10/15/25)	410	394,258
4.00%, 12/15/42 (Call 06/15/42)	75	53,741
4.25%, 08/08/25	215	208,876
4.50%, 06/01/47 (Call 12/01/46)	1,074	809,866
4.55%, 08/01/45 (Call 02/01/45)	275	206,872
Sociedad Quimica y Minera de Chile SA
3.50%, 09/10/51 (Call 03/10/51)(d)	600	348,613
4.25%, 05/07/29 (Call 02/07/29)(d)	400	366,606
4.25%, 01/22/50 (Call 07/22/49)(d)	200	135,696
Solvay Finance America LLC, 4.45%, 12/03/25
(Call 11/15/23)(b)	620	619,512
SPCM SA
3.13%, 03/15/27 (Call 03/15/24)(b)	285	251,761
3.38%, 03/15/30 (Call 03/15/25)(b)	275	220,350
Syngenta Finance NV
4.89%, 04/24/25 (Call 02/24/25)(b)	1,659	1,619,447
5.18%, 04/24/28 (Call 01/24/28)(b)	620	587,051
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc., 5.13%, 04/01/29
(Call 04/01/24)(b)	340	143,269
Tronox Inc., 4.63%, 03/15/29
(Call 03/15/24)(b)(c)	790	620,269
Unigel Luxembourg SA, 8.75%, 10/01/26
(Call 11/30/23)(d)	400	137,882
UPL Corp. Ltd., 4.63%, 06/16/30(d)	600	455,921
Valvoline Inc.
3.63%, 06/15/31 (Call 06/15/26)(b)	395	300,410
4.25%, 02/15/30 (Call 02/15/25)(b)(c)	458	451,514
Vibrantz Technologies Inc., 9.00%, 02/15/30
(Call 02/15/25)(b)(c)	550	439,758
Westlake Corp.
2.88%, 08/15/41 (Call 02/15/41)	470	276,107
3.13%, 08/15/51 (Call 02/15/51)	285	153,448
3.38%, 06/15/30 (Call 03/15/30)	350	290,851
3.38%, 08/15/61 (Call 02/15/61)	385	198,593
3.60%, 08/15/26 (Call 05/15/26)	761	713,049
4.38%, 11/15/47 (Call 05/15/47)	270	186,366

Security	Par (000)	Value

Chemicals (continued)
5.00%, 08/15/46 (Call 02/15/46)	$568	$433,496
WR Grace Holdings LLC
4.88%, 06/15/27 (Call 12/01/23)(b)	560	503,748
5.63%, 08/15/29 (Call 08/15/24)(b)	859	665,745
7.38%, 03/01/31 (Call 03/01/26)(b)	255	236,386
Yara International ASA
3.15%, 06/04/30 (Call 03/04/30)(b)	865	696,820
3.80%, 06/06/26 (Call 03/06/26)(b)	65	61,334
4.75%, 06/01/28 (Call 03/01/28)(b)	695	645,648
7.38%, 11/14/32 (Call 08/14/32)(d)	400	413,387
YPF SA, 9.00%, 06/30/29(d)	541	472,976
YPF Sociedad Anonima, 7.00%, 09/30/33(d)	525	395,946

		118,119,129

Coal — 0.0%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp., 7.50%, 05/01/25 (Call 12/01/23)(b)	206	205,871
Conuma Resources Ltd., 13.13%, 05/01/28
(Call 05/01/26)(b)	185	171,654
Coronado Finance Pty Ltd., 10.75%, 05/15/26
(Call 12/01/23)(b)	173	179,840
Indika Energy Capital IV Pte Ltd., 8.25%, 10/22/25 (Call 11/30/23)(d)	400	396,852
SunCoke Energy Inc., 4.88%, 06/30/29
(Call 06/30/24)(b)	360	301,100
Teck Resources Ltd.
3.90%, 07/15/30 (Call 04/15/30)	479	408,039
5.20%, 03/01/42 (Call 09/01/41)	358	279,619
5.40%, 02/01/43 (Call 08/01/42)	227	182,489
6.00%, 08/15/40 (Call 02/15/40)	290	251,926
6.13%, 10/01/35	363	337,008
6.25%, 07/15/41 (Call 01/15/41)	246	218,489
Warrior Met Coal Inc., 7.88%, 12/01/28
(Call 12/01/24)(b)	119	116,519
Yankuang Group Cayman Ltd., 2.90%, 11/30/24(d)	400	382,481

		3,431,887

Commercial Services — 0.6%
Abu Dhabi Ports Co. PJSC, 2.50%, 05/06/31
(Call 02/06/31)(d)	1,000	795,644
Adani Ports & Special Economic Zone Ltd.
3.10%, 02/02/31(d)	200	131,101
3.83%, 02/02/32 (Call 08/02/31)(d)	400	262,864
4.00%, 07/30/27 (Call 06/30/27)(d)	400	328,385
4.20%, 08/04/27 (Call 02/04/27)(c)(d)	600	494,809
4.38%, 07/03/29(d)	640	489,180
5.00%, 08/02/41	200	121,114
ADT Security Corp. (The)
4.13%, 08/01/29 (Call 08/01/28)(b)(c)	730	626,393
4.88%, 07/15/32(b)	535	447,389
Adtalem Global Education Inc., 5.50%,
03/01/28 (Call 03/01/24)(b)	343	314,267
Albion Financing 1 Sarl/Aggreko Holdings Inc.,
6.13%, 10/15/26 (Call 12/01/23)(b)	396	366,351
Albion Financing 2 Sarl, 8.75%, 04/15/27
(Call 12/01/23)(b)	375	343,179
Allied Universal Holdco LLC/Allied Universal Finance Corp.
6.00%, 06/01/29 (Call 06/01/24)(b)(c)	805	581,935
6.63%, 07/15/26 (Call 12/01/23)(b)	1,405	1,315,327
9.75%, 07/15/27 (Call 12/01/23)(b)	754	656,657

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl 4.63%, 06/01/28 (Call 06/01/24)(b)	$1,495	$1,231,642
Alta Equipment Group Inc., 5.63%, 04/15/26
(Call 12/01/23)(b)	240	215,187
American University (The), Series 2019, 3.67%, 04/01/49	60	41,851
AMN Healthcare Inc.
4.00%, 04/15/29 (Call 04/15/24)(b)(c)	260	216,569
4.63%, 10/01/27 (Call 12/01/23)(b)	365	327,354
APi Escrow Corp., 4.75%, 10/15/29
(Call 10/15/24)(b)	230	197,857
APi Group DE Inc., 4.13%, 07/15/29
(Call 07/15/24)(b)(c)	230	190,007
Aptim Corp., 7.75%, 06/15/25 (Call 11/16/23)(b)	413	379,921
APX Group Inc.
5.75%, 07/15/29 (Call 07/15/24)(b)	585	488,588
6.75%, 02/15/27 (Call 12/01/23)(b)	460	444,344
Ashtead Capital Inc.
1.50%, 08/12/26 (Call 07/12/26)(b)	856	751,510
2.45%, 08/12/31 (Call 05/12/31)(b)	590	434,035
4.00%, 05/01/28 (Call 11/13/23)(b)	420	375,264
4.25%, 11/01/29 (Call 11/01/24)(b)	855	745,509
4.38%, 08/15/27 (Call 11/16/23)(b)	970	898,011
5.50%, 08/11/32 (Call 05/11/32)(b)	300	268,480
5.55%, 05/30/33 (Call 02/28/33)(b)	640	573,615
5.95%, 10/15/33 (Call 07/15/33)(b)	255	232,384
Automatic Data Processing Inc.
1.25%, 09/01/30 (Call 06/01/30)	985	749,194
1.70%, 05/15/28 (Call 03/15/28)	810	695,532
3.38%, 09/15/25 (Call 06/15/25)	601	579,582
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
4.75%, 04/01/28 (Call 04/01/24)(b)(c)	370	318,901
5.38%, 03/01/29 (Call 03/01/24)(b)(c)	425	364,244
5.75%, 07/15/27 (Call 11/13/23)(b)(c)	320	293,741
5.75%, 07/15/27 (Call 12/01/23)(b)	255	233,044
Bidvest Group UK PLC (The), 3.63%, 09/23/26
(Call 11/10/23)(d)	600	534,369
Block Financial LLC
2.50%, 07/15/28 (Call 05/15/28)	382	322,211
3.88%, 08/15/30 (Call 05/15/30)	445	377,644
5.25%, 10/01/25 (Call 07/01/25)	634	621,734
Block Inc.
2.75%, 06/01/26 (Call 05/01/26)	695	625,822
3.50%, 06/01/31 (Call 03/01/31)(c)	800	618,974
Brink’s Co. (The)
4.63%, 10/15/27 (Call 12/01/23)(b)	439	397,778
5.50%, 07/15/25 (Call 12/01/23)(b)	305	297,359
Brown University in Providence in the State of Rhode Island and Providence Plant, Series A, 2.92%, 09/01/50 (Call 03/01/50)	50	30,076
California Endowment (The), Series 2021, 2.50%, 04/01/51 (Call 10/01/50)	235	127,412
California Institute of Technology
3.65%, 09/01/2119 (Call 03/01/19)	206	119,183
4.32%, 08/01/45	295	234,416
4.70%, 11/01/2111	78	56,984
Carriage Services Inc., 4.25%, 05/15/29
(Call 05/15/24)(b)	310	253,492
Case Western Reserve University, 5.41%, 06/01/2122 (Call 12/01/21)	140	115,012

Security	Par (000)	Value

Commercial Services (continued)
Central Nippon Expressway Co. Ltd.
0.89%, 09/29/25(d)	$200	$182,410
0.89%, 12/10/25(d)	400	361,309
China Merchants Finance Co. Ltd., 4.75%, 08/03/25(d)	200	196,073
Cimpress PLC, 7.00%, 06/15/26
(Call 11/16/23)	405	374,637
Cintas Corp. No. 2
3.45%, 05/01/25 (Call 04/01/25)	265	256,484
3.70%, 04/01/27 (Call 01/01/27)	789	743,188
4.00%, 05/01/32 (Call 02/01/32)	270	236,153
CK Hutchison International 23 Ltd.
4.75%, 04/21/28 (Call 03/21/28)(b)	200	192,041
4.88%, 04/21/33 (Call 01/21/33)(b)	100	91,099
Claremont Mckenna College, 3.78%, 01/01/2122 (Call 07/01/21)	213	122,675
CMHI Finance BVI Co. Ltd.
4.00%, 06/01/27 (Call 05/01/27)(d)	400	378,235
5.00%, 08/06/28(d)	600	584,181
CoreCivic Inc.
4.75%, 10/15/27 (Call 07/15/27)	185	160,685
8.25%, 04/15/26 (Call 04/15/24)	481	489,190
CoreLogic Inc., 4.50%, 05/01/28
(Call 05/01/24)(b)(c)	580	459,694
CoStar Group Inc., 2.80%, 07/15/30
(Call 04/15/30)(b)	1,097	857,607
CPI CG Inc., 8.63%, 03/15/26 (Call 12/01/23)(b)	206	197,167
Deluxe Corp., 8.00%, 06/01/29
(Call 06/01/24)(b)	380	300,742
DP World Crescent Ltd.
3.75%, 01/30/30 (Call 10/30/29)(d)	400	350,060
3.88%, 07/18/29(d)	1,000	887,443
4.85%, 09/26/28(d)	1,000	947,099
DP World Ltd./United Arab Emirates
4.70%, 09/30/49 (Call 03/30/49)(d)	400	287,267
5.63%, 09/25/48(d)	1,000	819,514
6.85%, 07/02/37(b)	1,320	1,304,125
DP World Salaam, 6.00%, (Call 10/01/25),
(5-year CMT + 5.750%)(a)(d)(f)	1,300	1,269,172
Duke University
Series 2020, 2.68%, 10/01/44	235	149,358
Series 2020, 2.76%, 10/01/50	320	186,614
Series 2020, 2.83%, 10/01/55	364	206,403
Element Fleet Management Corp.
3.85%, 06/15/25 (Call 05/15/25)(b)	315	301,449
6.27%, 06/26/26 (Call 05/26/26)(b)	375	372,876
Emory University
Series 2020, 2.14%, 09/01/30
(Call 06/01/30)	25	20,061
Series 2020, 2.97%, 09/01/50
(Call 03/01/50)	428	253,687
Equifax Inc.
2.35%, 09/15/31 (Call 06/15/31)	906	673,946
2.60%, 12/01/24 (Call 11/01/24)	640	616,572
2.60%, 12/15/25 (Call 11/15/25)	698	651,792
3.10%, 05/15/30 (Call 02/15/30)	768	628,838
5.10%, 12/15/27 (Call 11/15/27)	510	491,378
5.10%, 06/01/28 (Call 05/01/28)	430	410,199
ERAC USA Finance LLC
3.30%, 12/01/26 (Call 09/01/26)(b)	1,278	1,181,528
3.80%, 11/01/25 (Call 08/01/25)(b)	585	561,905
3.85%, 11/15/24 (Call 08/15/24)(b)	480	469,667

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
4.20%, 11/01/46 (Call 05/01/46)(b)	$435	$315,665
4.50%, 02/15/45 (Call 08/15/44)(b)	371	282,617
4.60%, 05/01/28 (Call 04/01/28)(b)	480	456,923
4.90%, 05/01/33 (Call 02/01/33)(b)	605	550,119
5.40%, 05/01/53 (Call 11/01/52)(b)	500	431,552
5.63%, 03/15/42(b)	499	449,303
6.70%, 06/01/34(b)	120	122,740
7.00%, 10/15/37(b)	575	597,692
Experian Finance PLC
2.75%, 03/08/30 (Call 12/08/29)(b)	905	735,815
4.25%, 02/01/29 (Call 11/01/28)(b)	445	411,526
Ford Foundation (The)
Series 2020, 2.42%, 06/01/50
(Call 12/01/49)	370	201,431
Series 2020, 2.82%, 06/01/70
(Call 12/01/69)	415	211,223
Garda World Security Corp.
4.63%, 02/15/27 (Call 12/01/23)(b)	435	388,222
6.00%, 06/01/29 (Call 06/01/24)(b)	360	275,313
7.75%, 02/15/28 (Call 02/15/25)(b)	265	254,777
9.50%, 11/01/27 (Call 12/01/23)(b)	432	392,477
Gartner Inc.
3.63%, 06/15/29 (Call 06/15/24)(b)	444	374,827
3.75%, 10/01/30 (Call 10/01/25)(b)	585	486,260
4.50%, 07/01/28 (Call 12/01/23)(b)	591	531,977
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.13%, 07/31/26
(Call 11/30/23)(d)	800	770,131
GEO Group Inc. (The)
9.50%, 12/31/28 (Call 11/13/23)(b)	180	174,357
10.50%, 06/30/28 (Call 11/13/23)	233	233,335
George Washington University (The)
4.87%, 09/15/45	350	293,319
Series 2014, 4.30%, 09/15/44	220	169,930
Series 2018, 4.13%, 09/15/48
(Call 03/15/48)	462	347,910
Georgetown University (The)
Series 20A, 2.94%, 04/01/50	552	320,956
Series A, 5.22%, 10/01/2118 (Call 04/01/18)	195	152,471
Series B, 4.32%, 04/01/49 (Call 10/01/48)	80	61,037
Global Payments Inc.
1.20%, 03/01/26 (Call 02/01/26)	238	212,106
1.50%, 11/15/24 (Call 10/15/24)	88	83,634
2.15%, 01/15/27 (Call 12/15/26)	525	461,357
2.65%, 02/15/25 (Call 01/15/25)	1,032	983,914
2.90%, 05/15/30 (Call 02/15/30)	670	536,826
2.90%, 11/15/31 (Call 08/15/31)	980	749,185
3.20%, 08/15/29 (Call 05/15/29)	1,122	942,477
4.15%, 08/15/49 (Call 02/15/49)	781	505,592
4.45%, 06/01/28 (Call 03/01/28)	277	254,926
4.80%, 04/01/26 (Call 01/01/26)	827	798,416
4.95%, 08/15/27 (Call 07/15/27)	520	493,688
5.30%, 08/15/29 (Call 06/15/29)	275	257,824
5.40%, 08/15/32 (Call 05/15/32)	145	131,381
5.95%, 08/15/52 (Call 02/15/52)	535	450,661
Graham Holdings Co., 5.75%, 06/01/26
(Call 11/13/23)(b)	295	284,115
Grand Canyon University, 5.13%, 10/01/28
(Call 08/01/28)(c)	305	269,730
GTCR W-2 Merger Sub LLC, 7.50%, 01/15/31
(Call 01/15/27)(b)	1,655	1,632,005

Security	Par (000)	Value

Commercial Services (continued)
Herc Holdings Inc., 5.50%, 07/15/27
(Call 12/01/23)(b)	$896	$843,041
Hertz Corp. (The)
4.63%, 12/01/26 (Call 12/01/23)(b)	367	309,764
5.00%, 12/01/29 (Call 12/01/24)(b)	770	553,540
Howard University, 5.21%, 10/01/52
(Call 10/01/32)	135	108,274
HPHT Finance 19 Ltd., 2.88%, 11/05/24(d)	200	193,868
HPHT Finance 21 II Ltd., 1.50%, 09/17/26
(Call 08/17/26)(d)	400	354,532
HPHT Finance 21 Ltd., 2.00%, 03/19/26
(Call 02/19/26)(d)	400	365,991
Hutama Karya Persero PT, 3.75%, 05/11/30
(Call 02/11/30)(d)	450	388,299
ITR Concession Co. LLC, 5.18%, 07/15/35
(Call 01/15/35)(b)	158	135,313
Johns Hopkins University
4.71%, 07/01/32 (Call 04/01/32)(c)	220	208,136
Series 2013, 4.08%, 07/01/53	270	200,699
Series A, 2.81%, 01/01/60 (Call 07/01/59)	203	111,367
Korn Ferry, 4.63%, 12/15/27 (Call 12/01/23)(b)	305	278,381
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer Inc., 5.00%, 02/01/26
(Call 12/01/23)(b)	280	267,915
Leland Stanford Junior University (The)
1.29%, 06/01/27 (Call 04/01/27)	281	244,572
2.41%, 06/01/50 (Call 12/01/49)	340	185,616
3.65%, 05/01/48 (Call 11/01/47)	385	278,230
Massachusetts Institute of Technology
3.07%, 04/01/52 (Call 10/01/51)	357	221,864
3.89%, 07/01/2116	133	85,663
3.96%, 07/01/38	205	169,607
4.68%, 07/01/2114	338	262,740
5.60%, 07/01/2111	394	369,326
Series F, 2.99%, 07/01/50 (Call 01/01/50)	285	178,317
Series G, 2.29%, 07/01/51 (Call 01/01/51)	516	271,267
Matthews International Corp., 5.25%, 12/01/25
(Call 12/01/23)(b)	226	216,169
Mersin Uluslararasi Liman Isletmeciligi AS, 5.38%, 11/15/24 (Call 11/30/23)(d)	400	389,576
Metis Merger Sub LLC, 6.50%, 05/15/29
(Call 05/15/24)(b)	525	428,515
Mobius Merger Sub Inc., 9.00%, 06/01/30
(Call 06/01/26)(b)	370	331,002
Moody’s Corp.
2.00%, 08/19/31 (Call 05/19/31)	380	286,593
2.75%, 08/19/41 (Call 02/19/41)	445	275,305
3.10%, 11/29/61 (Call 05/29/61)	610	331,518
3.25%, 01/15/28 (Call 10/15/27)	697	633,450
3.25%, 05/20/50 (Call 11/20/49)	205	123,917
3.75%, 03/24/25 (Call 02/24/25)	150	145,675
3.75%, 02/25/52 (Call 08/25/51)	515	343,289
4.25%, 02/01/29 (Call 11/01/28)	180	167,458
4.25%, 08/08/32 (Call 05/08/32)	35	30,859
4.88%, 12/17/48 (Call 06/17/48)	445	358,071
5.25%, 07/15/44	549	472,669
MPH Acquisition Holdings LLC
5.50%, 09/01/28 (Call 09/01/24)(b)	785	655,710
5.75%, 11/01/28 (Call 12/01/23)(b)(c)	745	555,687
Neptune Bidco U.S. Inc., 9.29%, 04/15/29
(Call 10/15/25)(b)	1,975	1,744,540
NESCO Holdings II Inc., 5.50%, 04/15/29
(Call 04/15/24)(b)	680	584,521

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
Northeastern University, Series 2020, 2.89%, 10/01/50(c)	$353	$205,111
Northwestern University
4.64%, 12/01/44	498	429,506
Series 2017, 3.66%, 12/01/57
(Call 06/01/57)	354	240,212
Series 2020, 2.64%, 12/01/50
(Call 06/01/50)	178	102,010
PayPal Holdings Inc.
1.65%, 06/01/25 (Call 05/01/25)	937	879,304
2.30%, 06/01/30 (Call 03/01/30)	815	652,291
2.65%, 10/01/26 (Call 08/01/26)	882	812,442
2.85%, 10/01/29 (Call 07/01/29)	1,354	1,151,615
3.25%, 06/01/50 (Call 12/01/49)	1,238	760,920
3.90%, 06/01/27 (Call 05/01/27)	110	104,426
4.40%, 06/01/32 (Call 03/01/32)(c)	518	463,918
5.05%, 06/01/52 (Call 12/01/51)(c)	530	447,160
5.25%, 06/01/62 (Call 12/01/61)	490	405,507
Paysafe Finance PLC/Paysafe Holdings U.S. Corp., 4.00%, 06/15/29 (Call 06/15/24)(b)(c)	285	230,836
PECF USS Intermediate Holding III Corp.,
8.00%, 11/15/29 (Call 11/15/24)(b)(c)	410	194,846
Pelabuhan Indonesia II PT, 5.38%, 05/05/45(d)	420	354,604
Pelabuhan Indonesia Persero PT, 4.25%, 05/05/25(d)	800	774,816
Picasso Finance Sub Inc., 6.13%, 06/15/25
(Call 11/16/23)(b)	392	386,128
Port of Newcastle Investments Financing Pty Ltd., 5.90%, 11/24/31 (Call 08/24/31)(b)(c)	265	219,274
President and Fellows of Harvard College
2.52%, 10/15/50 (Call 04/15/50)	486	272,574
3.15%, 07/15/46 (Call 01/15/46)	631	421,011
3.30%, 07/15/56 (Call 01/15/56)	606	384,765
6.50%, 01/15/39(b)	155	163,220
Prime Security Services Borrower LLC/Prime Finance Inc.
3.38%, 08/31/27 (Call 08/31/26)(b)	750	663,206
5.75%, 04/15/26(b)	1,010	980,254
6.25%, 01/15/28 (Call 12/01/23)(b)(c)	1,035	960,716
PROG Holdings Inc., 6.00%, 11/15/29
(Call 11/15/24)(b)	420	356,075
PSA Treasury Pte Ltd.
2.25%, 04/30/30 (Call 01/30/30)(d)	800	653,506
2.50%, 04/12/26 (Call 10/12/25)(d)	200	186,344
PSA Treasury Pte. Ltd., 2.13%, 09/05/29
(Call 06/05/29)(d)	200	166,570
Quanta Services Inc.
2.35%, 01/15/32 (Call 10/15/31)	450	323,730
2.90%, 10/01/30 (Call 07/01/30)	930	731,813
3.05%, 10/01/41 (Call 04/01/41)	415	248,540
RELX Capital Inc.
3.00%, 05/22/30 (Call 02/22/30)	919	769,582
4.00%, 03/18/29 (Call 12/18/28)	831	765,217
4.75%, 05/20/32 (Call 02/20/32)	90	82,520
Rent-A-Center Inc./TX, 6.38%, 02/15/29
(Call 02/15/24)(b)(c)	332	285,658
Rockefeller Foundation (The), Series 2020,
2.49%, 10/01/50 (Call 04/01/50)	534	292,702
RR Donnelley & Sons Co., 8.50%, 04/15/29(b)	150	107,437
S&P Global Inc.
1.25%, 08/15/30 (Call 05/15/30)	996	740,598
2.30%, 08/15/60 (Call 02/15/60)	1,348	624,824

Security	Par (000)	Value

Commercial Services (continued)
2.45%, 03/01/27 (Call 02/01/27)	$465	$420,697
2.50%, 12/01/29 (Call 09/01/29)	830	694,364
2.70%, 03/01/29 (Call 01/01/29)	225	194,848
2.90%, 03/01/32 (Call 12/01/31)	245	196,540
2.95%, 01/22/27 (Call 10/22/26)	455	419,411
3.25%, 12/01/49 (Call 06/01/49)	959	597,317
3.70%, 03/01/52 (Call 09/01/51)	590	398,666
3.90%, 03/01/62 (Call 09/01/61)	65	43,769
4.25%, 05/01/29 (Call 02/01/29)	863	803,169
4.75%, 08/01/28 (Call 05/01/28)	570	550,451
5.25%, 09/15/33 (Call 06/15/33)(b)	60	56,703
Sabre GLBL Inc., 11.25%, 12/15/27
(Call 06/15/25)(b)	400	355,958
Sabre Global Inc., 8.63%, 06/01/27
(Call 03/01/25)(b)	625	519,819
Service Corp. International/U.S.
3.38%, 08/15/30 (Call 08/15/25)	625	500,571
4.00%, 05/15/31 (Call 05/15/26)	605	489,991
4.63%, 12/15/27 (Call 12/01/23)	375	347,514
5.13%, 06/01/29 (Call 06/01/24)	540	496,774
7.50%, 04/01/27	115	116,144
Shanghai Port Group BVI Development 2 Co. Ltd., 2.38%, 07/13/30 (Call 04/13/30)(d)	1,000	814,704
Shanghai Port Group BVI Development Co. Ltd., 3.38%, 06/18/29(d)	300	268,837
Shenzhen Expressway Corp. Ltd., 1.75%, 07/08/26(d)	200	179,304
Shift4 Payments LLC/Shift4 Payments Finance Sub Inc., 4.63%, 11/01/26 (Call 12/01/23)(b)	285	263,206
Signal Parent Inc., 6.13%, 04/01/29
(Call 04/01/24)(b)	225	129,344
Sodexo Inc.
1.63%, 04/16/26 (Call 03/16/26)(b)	100	90,156
2.72%, 04/16/31 (Call 01/16/31)(b)	265	205,755
Sotheby’s, 7.38%, 10/15/27 (Call 11/13/23)(b)	565	504,647
Sotheby’s/Bidfair Holdings Inc., 5.88%, 06/01/29 (Call 06/01/24)(b)	220	176,292
StoneCo Ltd., 3.95%, 06/16/28
(Call 05/16/28)(d)	400	313,477
StoneMor Inc., 8.50%, 05/15/29
(Call 05/15/24)(b)	320	256,561
Thomas Jefferson University, 3.85%, 11/01/57
(Call 05/01/57)	402	250,455
Transurban Finance Co. Pty Ltd.
2.45%, 03/16/31 (Call 12/16/30)(b)	385	296,684
3.38%, 03/22/27 (Call 12/22/26)(b)	235	215,491
4.13%, 02/02/26 (Call 11/02/25)(b)	135	129,368
TriNet Group Inc.
3.50%, 03/01/29 (Call 03/01/24)(b)	355	293,538
7.13%, 08/15/31 (Call 08/15/26)(b)	275	266,472
Triton Container International Ltd.
2.05%, 04/15/26 (Call 03/15/26)(b)	55	48,920
3.15%, 06/15/31 (Call 03/15/31)(b)	965	707,298
Triton Container International Ltd./TAL International Container Corp., 3.25%, 03/15/32 (Call 12/15/31)	105	75,991
Trustees of Boston College, 3.13%, 07/01/52	205	127,656
Trustees of Boston University, Series CC, 4.06%, 10/01/48 (Call 04/01/48)	357	269,115
Trustees of Princeton University (The)
4.20%, 03/01/52 (Call 09/01/51)(c)	200	156,640
5.70%, 03/01/39	322	319,780

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
Series 2020, 2.52%, 07/01/50
(Call 01/01/50)	$578	$333,773
Trustees of the University of Pennsylvania (The)
3.61%, 02/15/2119 (Call 08/15/18)	255	150,916
4.67%, 09/01/2112	20	15,375
Series 2020, 2.40%, 10/01/50
(Call 04/01/50)	340	182,800
UL Solutions Inc., 6.50%, 10/20/28
(Call 09/20/28)(b)	200	198,191
United Rentals North America Inc.
3.75%, 01/15/32 (Call 07/15/26)	560	445,549
3.88%, 11/15/27 (Call 11/13/23)	569	523,391
3.88%, 02/15/31 (Call 08/15/25)	811	666,287
4.00%, 07/15/30 (Call 07/15/25)	525	441,291
4.88%, 01/15/28 (Call 11/13/23)	1,275	1,184,564
5.25%, 01/15/30 (Call 01/15/25)	555	507,560
5.50%, 05/15/27 (Call 12/01/23)	375	361,942
6.00%, 12/15/29 (Call 12/15/25)(b)	940	903,432
University of Chicago (The)
3.00%, 10/01/52 (Call 04/01/52)	145	89,733
4.00%, 10/01/53 (Call 04/01/53)	510	382,571
Series 20B, 2.76%, 04/01/45 (Call 10/01/44)	85	58,339
Series C, 2.55%, 04/01/50 (Call 10/01/49)	251	146,240
University of Miami, 4.06%, 04/01/52	61	43,432
University of Notre Dame du Lac
Series 2015, 3.44%, 02/15/45	364	256,382
Series 2017, 3.39%, 02/15/48
(Call 08/15/47)	395	270,833
University of Southern California
2.81%, 10/01/50 (Call 04/01/50)	450	259,724
3.03%, 10/01/39	738	534,189
4.98%, 10/01/53 (Call 04/01/53)	360	311,622
5.25%, 10/01/2111(c)	225	189,692
Series 2017, 3.84%, 10/01/47
(Call 04/01/47)	463	344,427
Series 21A, 2.95%, 10/01/51 (Call 04/01/51)	185	110,224
Series A, 3.23%, 10/01/2120 (Call 04/01/20)	173	89,194
Verisk Analytics Inc.
3.63%, 05/15/50 (Call 11/15/49)	575	365,260
4.00%, 06/15/25 (Call 03/15/25)	294	284,725
4.13%, 03/15/29 (Call 12/15/28)	917	839,932
5.50%, 06/15/45 (Call 12/15/44)	364	308,176
5.75%, 04/01/33 (Call 01/01/33)	450	431,162
Verscend Escrow Corp., 9.75%, 08/15/26
(Call 12/01/23)(b)	860	854,077
VT Topco Inc., 8.50%, 08/15/30
(Call 08/15/26)(b)	370	360,728
WASH Multifamily Acquisition Inc., 5.75%,
04/15/26 (Call 12/01/23)(b)	635	587,492
Washington University (The)
3.52%, 04/15/54 (Call 10/15/53)	375	254,303
4.35%, 04/15/2122 (Call 10/15/21)	99	69,490
William Marsh Rice University
3.57%, 05/15/45	335	242,481
3.77%, 05/15/55	300	217,014
Williams Scotsman Inc., 7.38%, 10/01/31
(Call 10/01/26)(b)	370	364,921
Williams Scotsman International Inc., 4.63%, 08/15/28 (Call 12/01/23)(b)	360	319,996
WW International Inc., 4.50%, 04/15/29
(Call 04/15/24)(b)(c)	410	256,190

Security	Par (000)	Value

Commercial Services (continued)
Yale University
Series 2020, 0.87%, 04/15/25
(Call 03/15/25)	$220	$205,873
Series 2020, 1.48%, 04/15/30
(Call 01/15/30)	428	336,365
Series 2020, 2.40%, 04/15/50
(Call 10/15/49)	523	286,983
Zhejiang Expressway Co. Ltd., 1.64%, 07/14/26(d)	200	179,348
Zhejiang Seaport International Co. Ltd., 1.98%, 03/17/26(d)	600	549,341
ZipRecruiter Inc., 5.00%, 01/15/30
(Call 01/15/25)(b)	415	323,848

		125,378,101

Computers — 0.6%
Ahead DB Holdings LLC, 6.63%, 05/01/28
(Call 05/01/24)(b)	325	268,230
Amdocs Ltd., 2.54%, 06/15/30 (Call 03/15/30)	722	567,295
Apple Inc.
0.55%, 08/20/25 (Call 07/20/25)	1,371	1,262,011
0.70%, 02/08/26 (Call 01/08/26)	1,730	1,562,366
1.13%, 05/11/25 (Call 04/11/25)	1,806	1,694,634
1.20%, 02/08/28 (Call 12/08/27)	1,922	1,630,694
1.25%, 08/20/30 (Call 05/20/30)	1,036	795,411
1.40%, 08/05/28 (Call 06/05/28)	840	707,318
1.65%, 05/11/30 (Call 02/11/30)	1,532	1,222,045
1.65%, 02/08/31 (Call 11/08/30)	2,076	1,614,660
1.70%, 08/05/31 (Call 05/05/31)	688	529,234
2.05%, 09/11/26 (Call 07/11/26)	1,435	1,315,112
2.20%, 09/11/29 (Call 06/11/29)	1,566	1,325,343
2.38%, 02/08/41 (Call 08/08/40)	1,068	681,736
2.40%, 08/20/50 (Call 02/20/50)	1,172	652,163
2.45%, 08/04/26 (Call 05/04/26)	2,161	2,007,108
2.50%, 02/09/25	803	775,227
2.55%, 08/20/60 (Call 02/20/60)(c)	1,225	671,413
2.65%, 05/11/50 (Call 11/11/49)	1,988	1,150,210
2.65%, 02/08/51 (Call 08/08/50)	2,300	1,320,392
2.70%, 08/05/51 (Call 02/05/51)	1,195	690,320
2.75%, 01/13/25 (Call 11/13/24)	755	732,088
2.80%, 02/08/61 (Call 08/08/60)	1,360	750,847
2.85%, 08/05/61 (Call 02/05/61)	1,065	590,515
2.90%, 09/12/27 (Call 06/12/27)	1,246	1,146,159
2.95%, 09/11/49 (Call 03/11/49)	1,165	725,226
3.00%, 06/20/27 (Call 03/20/27)	782	725,464
3.00%, 11/13/27 (Call 08/13/27)	1,099	1,010,638
3.20%, 05/13/25	1,600	1,550,018
3.20%, 05/11/27 (Call 02/11/27)	1,909	1,783,757
3.25%, 02/23/26 (Call 11/23/25)	3,080	2,947,572
3.25%, 08/08/29 (Call 06/08/29)	895	807,605
3.35%, 02/09/27 (Call 11/09/26)	2,030	1,913,985
3.35%, 08/08/32 (Call 05/08/32)	1,040	892,735
3.45%, 02/09/45	1,589	1,135,213
3.75%, 09/12/47 (Call 03/12/47)	492	359,644
3.75%, 11/13/47 (Call 05/13/47)	493	361,384
3.85%, 05/04/43	2,377	1,837,109
3.85%, 08/04/46 (Call 02/04/46)	1,636	1,226,355
3.95%, 08/08/52 (Call 02/08/52)	1,380	1,022,601
4.00%, 05/10/28 (Call 04/10/28)	695	661,929
4.10%, 08/08/62 (Call 02/08/62)	875	641,024
4.15%, 05/10/30 (Call 03/10/30)	520	488,804
4.25%, 02/09/47 (Call 08/09/46)	838	676,872

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
4.30%, 05/10/33 (Call 02/10/33)(c)	$800	$739,508
4.38%, 05/13/45	1,664	1,364,013
4.42%, 05/08/26 (Call 05/08/25)	40	39,246
4.45%, 05/06/44	862	728,116
4.50%, 02/23/36 (Call 08/23/35)(c)	1,255	1,159,823
4.65%, 02/23/46 (Call 08/23/45)	2,987	2,544,695
4.85%, 05/10/53 (Call 11/10/52)	700	607,659
ASGN Inc., 4.63%, 05/15/28 (Call 12/01/23)(b)	400	355,209
Booz Allen Hamilton Inc.
3.88%, 09/01/28 (Call 12/01/23)(b)	550	491,311
4.00%, 07/01/29 (Call 07/01/24)(b)	324	285,963
CA Magnum Holdings, 5.38%, 10/31/26
(Call 11/10/23)(d)	800	700,330
CGI Inc.
1.45%, 09/14/26 (Call 08/14/26)	450	396,237
2.30%, 09/14/31 (Call 06/14/31)	390	287,570
Condor Merger Sub Inc., 7.38%, 02/15/30
(Call 02/15/25)(b)	1,530	1,223,459
Conduent Business Services LLC/Conduent State & Local Solutions Inc., 6.00%, 11/01/29 (Call 11/01/24)(b)	386	323,374
Crane NXT Co.
4.20%, 03/15/48 (Call 09/15/47)	255	156,390
6.55%, 11/15/36	26	24,529
Crowdstrike Holdings Inc., 3.00%, 02/15/29
(Call 02/15/24)	552	463,857
Dell Inc.
6.50%, 04/15/38	525	499,768
7.10%, 04/15/28	1,270	1,330,575
Dell International LLC/EMC Corp.
3.38%, 12/15/41 (Call 06/15/41)	720	463,478
3.45%, 12/15/51 (Call 06/15/51)	955	568,368
4.90%, 10/01/26 (Call 08/01/26)	579	563,346
5.25%, 02/01/28 (Call 01/01/28)	20	19,540
5.30%, 10/01/29 (Call 07/01/29)	1,318	1,256,485
5.75%, 02/01/33 (Call 11/01/32)(c)	240	226,765
5.85%, 07/15/25 (Call 06/15/25)	1,075	1,072,930
6.02%, 06/15/26 (Call 03/15/26)	850	850,622
6.10%, 07/15/27 (Call 05/15/27)	431	431,947
6.20%, 07/15/30 (Call 04/15/30)	503	498,406
8.10%, 07/15/36 (Call 01/15/36)	794	860,879
8.35%, 07/15/46 (Call 01/15/46)	561	626,275
DXC Technology Co.
1.80%, 09/15/26 (Call 08/15/26)	475	415,902
2.38%, 09/15/28 (Call 07/15/28)	592	477,934
Fortinet Inc.
1.00%, 03/15/26 (Call 02/15/26)	788	702,554
2.20%, 03/15/31 (Call 12/15/30)	477	363,594
Genpact Luxembourg Sarl
1.75%, 04/10/26 (Call 03/10/26)	185	166,700
3.38%, 12/01/24 (Call 11/01/24)	74	71,368
Hewlett Packard Enterprise Co.
1.75%, 04/01/26 (Call 03/01/26)	408	370,161
4.90%, 10/15/25 (Call 07/15/25)	2,295	2,248,848
5.25%, 07/01/28 (Call 06/01/28)	220	212,255
6.20%, 10/15/35 (Call 04/15/35)	1,009	987,994
6.35%, 10/15/45 (Call 04/15/45)	1,240	1,135,382
HP Inc.
1.45%, 06/17/26 (Call 05/17/26)	305	272,718
2.20%, 06/17/25 (Call 05/17/25)	745	703,222
2.65%, 06/17/31 (Call 03/17/31)	982	750,328
3.00%, 06/17/27 (Call 04/17/27)	934	841,691

Security	Par (000)	Value

Computers (continued)
4.00%, 04/15/29 (Call 02/15/29)	$730	$660,128
4.20%, 04/15/32 (Call 01/15/32)	225	189,609
4.75%, 01/15/28 (Call 12/15/27)	855	814,369
5.50%, 01/15/33 (Call 10/15/32)	470	431,099
6.00%, 09/15/41	1,020	925,152
International Business Machines Corp.
1.70%, 05/15/27 (Call 03/15/27)	1,064	928,443
1.95%, 05/15/30 (Call 02/15/30)	1,598	1,260,121
2.20%, 02/09/27 (Call 01/09/27)	50	44,819
2.72%, 02/09/32 (Call 11/09/31)	405	323,885
2.85%, 05/15/40 (Call 11/15/39)	803	515,818
2.95%, 05/15/50 (Call 11/15/49)	895	508,155
3.30%, 05/15/26	2,320	2,194,497
3.30%, 01/27/27	403	374,891
3.43%, 02/09/52 (Call 08/09/51)	740	456,914
3.45%, 02/19/26	1,217	1,159,653
3.50%, 05/15/29	835	743,846
4.00%, 07/27/25	180	175,284
4.00%, 06/20/42	885	659,199
4.15%, 07/27/27 (Call 06/27/27)	695	658,747
4.15%, 05/15/39	1,441	1,130,735
4.25%, 05/15/49	1,745	1,275,356
4.40%, 07/27/32 (Call 04/27/32)	725	649,906
4.50%, 02/06/26	530	517,156
4.50%, 02/06/28 (Call 01/06/28)	650	621,366
4.70%, 02/19/46	687	546,562
4.75%, 02/06/33 (Call 11/06/32)	535	490,735
4.90%, 07/27/52 (Call 01/27/52)	315	252,550
5.10%, 02/06/53 (Call 08/06/52)	530	439,686
5.60%, 11/30/39	570	526,056
5.88%, 11/29/32	238	239,447
6.22%, 08/01/27	594	609,355
6.50%, 01/15/28	412	429,617
7.00%, 10/30/25	2,133	2,194,231
7.13%, 12/01/96	335	353,218
KBR Inc., 4.75%, 09/30/28 (Call 11/13/23)(b)	170	149,577
Kyndryl Holdings Inc.
2.05%, 10/15/26 (Call 09/15/26)	455	396,411
2.70%, 10/15/28 (Call 08/15/28)	310	250,528
3.15%, 10/15/31 (Call 07/15/31)	425	309,588
4.10%, 10/15/41 (Call 04/15/41)	555	344,228
Leidos Inc.
2.30%, 02/15/31 (Call 11/15/30)	779	585,694
3.63%, 05/15/25 (Call 04/15/25)	615	590,796
4.38%, 05/15/30 (Call 02/15/30)	765	672,634
5.75%, 03/15/33 (Call 12/15/32)	530	492,389
Lenovo Group Ltd.
3.42%, 11/02/30 (Call 08/02/30)(d)	1,200	965,644
5.83%, 01/27/28 (Call 12/27/27)(d)	200	194,930
5.88%, 04/24/25(d)	1,000	996,385
6.54%, 07/27/32 (Call 04/27/32)(d)	200	193,875
NCR Atleos Escrow Corp., 9.50%, 04/01/29
(Call 10/01/26)(b)	1,005	984,929
NCR Corp.
5.00%, 10/01/28 (Call 12/01/23)(b)	465	401,698
5.13%, 04/15/29 (Call 04/15/24)(b)	885	761,277
5.25%, 10/01/30 (Call 10/01/25)(b)	330	273,244
NetApp Inc.
1.88%, 06/22/25 (Call 05/22/25)	1,140	1,066,193
2.38%, 06/22/27 (Call 04/22/27)	490	435,228
2.70%, 06/22/30 (Call 03/22/30)	552	442,624

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
Presidio Holdings Inc.
4.88%, 02/01/27 (Call 12/01/23)(b)	$410	$374,726
8.25%, 02/01/28 (Call 12/01/23)(b)	415	393,295
Science Applications International Corp.,
4.88%, 04/01/28 (Call 12/01/23)(b)	295	264,736
Seagate HDD Cayman
3.13%, 07/15/29 (Call 01/15/24)	135	100,311
4.09%, 06/01/29 (Call 03/01/29)	365	315,627
4.13%, 01/15/31 (Call 10/15/30)	200	159,636
4.75%, 01/01/25	355	347,526
4.88%, 06/01/27 (Call 03/01/27)	369	346,632
5.75%, 12/01/34 (Call 06/01/34)	359	302,998
8.25%, 12/15/29 (Call 07/15/26)(b)	370	376,671
8.50%, 07/15/31 (Call 07/15/26)(b)(c)	370	376,810
9.63%, 12/01/32 (Call 12/01/27)(b)	535	571,976
Teledyne FLIR LLC, 2.50%, 08/01/30 (Call 05/01/30)	435	341,932
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25 (Call 11/13/23)(b)	225	219,819
Unisys Corp., 6.88%, 11/01/27 (Call 12/01/23)(b)(c)	360	265,820
Vericast Corp.
11.00%, 09/15/26 (Call 12/01/23)(b)	948	1,001,215
12.50%, 12/15/27 (Call 11/13/23)(b)	275	306,305
Virtusa Corp., 7.13%, 12/15/28 (Call 12/15/23)(b)	285	226,818
Western Digital Corp.
2.85%, 02/01/29 (Call 12/01/28)	615	478,867
3.10%, 02/01/32 (Call 11/01/31)	850	598,819
4.75%, 02/15/26 (Call 11/15/25)	1,674	1,569,664
Wipro IT Services LLC, 1.50%, 06/23/26 (Call 05/23/26)(d)	600	537,045

		120,597,515

Cosmetics & Personal Care — 0.2%
Colgate-Palmolive Co.
3.10%, 08/15/25	365	351,882
3.10%, 08/15/27 (Call 07/15/27)	530	492,143
3.25%, 08/15/32 (Call 05/15/32)	535	450,682
3.70%, 08/01/47 (Call 02/01/47)	530	389,422
4.00%, 08/15/45	540	424,759
4.60%, 03/01/28 (Call 02/01/28)	250	244,608
4.60%, 03/01/33 (Call 12/01/32)	195	183,050
4.80%, 03/02/26	295	293,059
Conopco Inc., Series E, 7.25%, 12/15/26	705	740,484
Coty Inc.
5.00%, 04/15/26 (Call 12/01/23)(b)	661	633,161
6.50%, 04/15/26 (Call 12/01/23)(b)	370	364,931
Coty Inc./HFC Prestige Products Inc./HFC Prestige International U.S. LLC
4.75%, 01/15/29 (Call 01/15/25)(b)	353	312,359
6.63%, 07/15/30 (Call 07/16/26)(b)	550	526,479
Edgewell Personal Care Co.
4.13%, 04/01/29 (Call 04/01/24)(b)	365	306,368
5.50%, 06/01/28 (Call 12/01/23)(b)	549	501,120
Estee Lauder Companies Inc. (The)
1.95%, 03/15/31 (Call 12/15/30)	762	583,973
2.00%, 12/01/24 (Call 11/01/24)	847	815,489
2.38%, 12/01/29 (Call 09/01/29)	460	380,328
2.60%, 04/15/30 (Call 01/15/30)	375	309,371
3.13%, 12/01/49 (Call 06/01/49)	828	505,245
3.15%, 03/15/27 (Call 12/15/26)	307	284,410

Security	Par (000)	Value

Cosmetics & Personal Care (continued)
4.15%, 03/15/47 (Call 09/15/46)	$448	$332,805
4.38%, 05/15/28 (Call 04/15/28)	165	157,526
4.38%, 06/15/45 (Call 12/15/44)	602	459,537
5.15%, 05/15/53 (Call 11/15/52)	110	94,190
6.00%, 05/15/37	10	9,966
GSK Consumer Healthcare Capital U.S. LLC
3.38%, 03/24/27 (Call 02/24/27)	785	724,005
3.38%, 03/24/29 (Call 01/24/29)	1,270	1,122,486
3.63%, 03/24/32 (Call 12/24/31)	1,670	1,390,467
4.00%, 03/24/52 (Call 09/24/51)	140	98,130
GSK Consumer Healthcare Capital UK PLC
3.13%, 03/24/25(b)	100	96,127
3.13%, 03/24/25	1,665	1,600,519
Kenvue Inc.
4.90%, 03/22/33 (Call 12/22/32)	1,045	977,666
5.00%, 03/22/30 (Call 01/22/30)	705	677,845
5.05%, 03/22/28 (Call 02/22/28)	933	914,351
5.05%, 03/22/53 (Call 09/22/52)	1,045	897,715
5.10%, 03/22/43 (Call 09/22/42)(c)	715	632,067
5.20%, 03/22/63 (Call 09/22/62)	630	535,201
5.35%, 03/22/26 (Call 02/22/26)	18	17,928
5.50%, 03/22/25	71	70,897
Oriflame Investment Holding PLC, 5.13%, 05/04/26 (Call 12/01/23)(b)	395	124,347
Procter & Gamble Co. (The)
0.55%, 10/29/25	1,177	1,073,356
1.00%, 04/23/26	285	257,534
1.20%, 10/29/30	1,460	1,104,443
1.90%, 02/01/27	25	22,555
1.95%, 04/23/31	471	372,843
2.30%, 02/01/32	212	169,215
2.45%, 11/03/26	398	368,433
2.70%, 02/02/26	346	327,537
2.80%, 03/25/27	1,445	1,334,477
2.85%, 08/11/27	455	418,191
3.00%, 03/25/30	1,300	1,132,227
3.50%, 10/25/47	490	346,230
3.55%, 03/25/40	330	254,011
3.60%, 03/25/50(c)	475	342,945
3.95%, 01/26/28	810	774,904
4.05%, 01/26/33	455	414,143
4.10%, 01/26/26(c)	1,338	1,308,180
5.55%, 03/05/37	80	79,641
5.80%, 08/15/34	165	171,933
Unilever Capital Corp.
1.38%, 09/14/30 (Call 06/14/30)	685	520,584
1.75%, 08/12/31 (Call 05/12/31)	400	302,101
2.00%, 07/28/26	743	680,163
2.13%, 09/06/29 (Call 06/06/29)	560	465,853
2.90%, 05/05/27 (Call 02/05/27)	370	340,044
3.10%, 07/30/25	510	490,582
3.38%, 03/22/25 (Call 01/22/25)	450	437,019
3.50%, 03/22/28 (Call 12/22/27)	550	507,906
4.88%, 09/08/28 (Call 08/08/28)(c)	400	390,546
5.00%, 12/08/33 (Call 09/08/33)	400	376,233
5.90%, 11/15/32	939	949,408
Series 30Y, 2.63%, 08/12/51 (Call 02/12/51)	360	203,531

		35,963,866

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Distribution & Wholesale — 0.0%
American Builders & Contractors Supply Co. Inc.
3.88%, 11/15/29 (Call 11/15/24)(b)(c)	$305	$254,256
4.00%, 01/15/28 (Call 12/01/23)(b)	515	462,598
BCPE Empire Holdings Inc., 7.63%, 05/01/27 (Call 12/01/23)(b)	490	449,052
Ferguson Finance PLC
3.25%, 06/02/30 (Call 03/02/30)(b)	220	183,129
4.25%, 04/20/27 (Call 03/20/27)(b)	140	132,940
4.50%, 10/24/28 (Call 07/24/28)(b)	894	831,484
4.65%, 04/20/32 (Call 01/20/32)(b)	240	211,113
G-III Apparel Group Ltd., 7.88%, 08/15/25 (Call 12/01/23)(b)	290	288,338
H&E Equipment Services Inc., 3.88%, 12/15/28 (Call 12/15/23)(b)	900	762,545
LKQ Corp.
5.75%, 06/15/28 (Call 05/15/28)	520	504,191
6.25%, 06/15/33 (Call 03/15/33)	415	388,248
Marubeni Corp., 1.32%, 09/18/25 (Call 08/18/25)(d)	400	366,352
Mitsubishi Corp.
1.13%, 07/15/26 (Call 06/15/26)(b)	365	323,019
5.00%, 07/05/28 (Call 06/05/28)(b)	435	423,174
OPENLANE Inc., 5.13%, 06/01/25 (Call 12/01/23)(b)(c)	169	163,271
Resideo Funding Inc., 4.00%, 09/01/29 (Call 09/01/24)(b)	220	177,318
Ritchie Bros Holdings Inc.
6.75%, 03/15/28 (Call 03/15/25)(b)	395	389,259
7.75%, 03/15/31 (Call 03/15/26)(b)	610	612,331
Wesco Aircraft Holdings Inc.
8.50%, 11/15/24 (Call 12/01/23)(b)	317	11,360
9.00%, 11/15/26 (Call 12/01/23)(b)(c)	508	45,150
Windsor Holdings III LLC, 8.50%, 06/15/30 (Call 06/15/26)(b)	590	578,175
WW Grainger Inc.
1.85%, 02/15/25 (Call 01/15/25)	475	452,061
3.75%, 05/15/46 (Call 11/15/45)	215	151,434
4.20%, 05/15/47 (Call 11/15/46)	180	139,870
4.60%, 06/15/45 (Call 12/15/44)	805	652,003

		8,952,671

Diversified Financial Services — 1.3%
Advisor Group Holdings Inc., 10.75%, 08/01/27 (Call 12/01/23)(b)(c)	260	258,605
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.75%, 01/30/26 (Call 12/30/25)	885	795,805
2.45%, 10/29/26 (Call 09/29/26)	1,270	1,129,602
3.00%, 10/29/28 (Call 08/29/28)	1,941	1,637,269
3.30%, 01/30/32 (Call 10/30/31)	2,460	1,907,702
3.40%, 10/29/33 (Call 07/29/33)	615	462,419
3.50%, 01/15/25 (Call 11/15/24)	1,425	1,374,345
3.65%, 07/21/27 (Call 04/21/27)	1,461	1,312,858
3.85%, 10/29/41 (Call 04/29/41)	1,055	708,133
3.88%, 01/23/28 (Call 10/23/27)	1,298	1,167,447
4.45%, 10/01/25 (Call 08/01/25)	910	872,740
4.45%, 04/03/26 (Call 02/03/26)	1,113	1,063,941
4.63%, 10/15/27 (Call 08/15/27)	872	808,925
5.75%, 06/06/28 (Call 05/06/28)	425	408,213
6.10%, 01/15/27 (Call 12/15/26)	405	398,674
6.15%, 09/30/30 (Call 07/30/30)	610	585,203
6.50%, 07/15/25 (Call 06/15/25)	755	753,482

Security	Par (000)	Value

Diversified Financial Services (continued)
Affiliated Managers Group Inc.
3.30%, 06/15/30 (Call 03/15/30)	$245	$203,311
3.50%, 08/01/25	235	223,312
AG Issuer LLC, 6.25%, 03/01/28 (Call 12/01/23)(b)	375	346,586
AG TTMT Escrow Issuer LLC, 8.63%, 09/30/27 (Call 09/30/24)(b)	395	396,705
Air Lease Corp.
1.88%, 08/15/26 (Call 07/15/26)	395	349,517
2.10%, 09/01/28 (Call 07/01/28)	505	414,027
2.20%, 01/15/27 (Call 12/15/26)	105	92,017
2.30%, 02/01/25 (Call 01/01/25)	538	510,701
2.88%, 01/15/26 (Call 12/15/25)	1,065	988,185
2.88%, 01/15/32 (Call 10/15/31)	110	83,698
3.00%, 02/01/30 (Call 11/01/29)	622	504,254
3.13%, 12/01/30 (Call 09/01/30)	840	669,043
3.25%, 03/01/25 (Call 01/01/25)	554	530,611
3.25%, 10/01/29 (Call 07/01/29)	433	364,022
3.38%, 07/01/25 (Call 06/01/25)	895	849,416
3.63%, 04/01/27 (Call 01/01/27)	538	490,433
3.63%, 12/01/27 (Call 09/01/27)	1,298	1,161,341
3.75%, 06/01/26 (Call 04/01/26)	775	727,595
4.63%, 10/01/28 (Call 07/01/28)	530	486,301
5.30%, 02/01/28 (Call 01/01/28)	550	526,672
5.85%, 12/15/27 (Call 11/15/27)	29	28,298
Aircastle Ltd.
2.85%, 01/26/28 (Call 11/26/27)(b)	205	170,983
4.25%, 06/15/26 (Call 04/15/26)	479	448,640
5.25%, 08/11/25 (Call 07/11/25)(b)	830	807,613
6.50%, 07/18/28 (Call 06/18/28)(b)	710	681,302
Ally Financial Inc.
2.20%, 11/02/28 (Call 09/02/28)	1,190	913,415
4.63%, 03/30/25	550	530,245
4.75%, 06/09/27 (Call 05/09/27)	640	579,456
5.75%, 11/20/25 (Call 10/21/25)(c)	809	773,149
5.80%, 05/01/25 (Call 04/01/25)(c)	725	709,632
6.70%, 02/14/33 (Call 11/16/32)(c)	350	294,435
6.99%, 06/13/29 (Call 06/13/28), (1-day SOFR + 3.260%)(a)	160	152,868
7.10%, 11/15/27 (Call 10/15/27)(c)	840	824,798
8.00%, 11/01/31	1,731	1,684,913
American Express Co.
1.65%, 11/04/26 (Call 10/04/26)	750	660,459
2.25%, 03/04/25 (Call 02/01/25)	490	466,106
2.55%, 03/04/27 (Call 02/01/27)	1,060	948,723
3.13%, 05/20/26 (Call 04/20/26)	986	925,058
3.30%, 05/03/27 (Call 04/03/27)	1,667	1,524,465
3.63%, 12/05/24 (Call 11/04/24)	435	423,995
3.95%, 08/01/25 (Call 07/01/25)	1,225	1,183,563
4.05%, 05/03/29 (Call 03/03/29)	525	480,205
4.05%, 12/03/42	1,370	1,031,650
4.20%, 11/06/25 (Call 10/06/25)	811	785,130
4.42%, 08/03/33 (Call 08/03/32), (1-day SOFR + 1.760%)(a)	850	742,193
4.90%, 02/13/26 (Call 01/13/26)	1,205	1,180,593
4.99%, 05/01/26 (Call 05/01/25), (1-day SOFR + 1.000%)(a)	1,560	1,530,031
4.99%, 05/26/33 (Call 02/26/32), (1-day SOFR + 2.255%)(a)	530	471,421
5.04%, 05/01/34 (Call 05/01/33), (1-day SOFR + 1.835%)(a)	865	776,221

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
5.28%, 07/27/29 (Call 07/27/28),
(1-day SOFR + 1.280%)(a)	$800	$767,776
5.39%, 07/28/27 (Call 07/28/26),
(1-day SOFR + 0.970%)(a)	760	744,476
5.63%, 07/28/34 (Call 07/28/33),
(1-day SOFR + 1.930%)(a)	115	104,789
5.85%, 11/05/27 (Call 10/05/27)	990	990,836
6.34%, 10/30/26 (Call 10/30/25),
(1-day SOFR + 1.330%)(a)	525	526,394
6.49%, 10/30/31 (Call 10/30/30),
(1-day SOFR + 1.940%)(a)	515	515,688
American Express Credit Corp., 3.30%, 05/03/27 (Call 04/03/27)	50	45,769
Ameriprise Financial Inc.
2.88%, 09/15/26 (Call 06/15/26)	936	869,905
3.00%, 04/02/25 (Call 03/02/25)	275	264,166
4.50%, 05/13/32 (Call 02/13/32)	315	283,630
5.15%, 05/15/33 (Call 02/15/33)	370	341,888
Andrew W Mellon Foundation (The), Series 2020, 0.95%, 08/01/27 (Call 06/01/27)	523	444,268
Antares Holdings LP
2.75%, 01/15/27 (Call 12/15/26)(b)	540	454,065
3.95%, 07/15/26 (Call 06/15/26)(b)	675	606,531
7.95%, 08/11/28 (Call 07/11/28)(b)	130	127,197
Apollo Management Holdings LP, 4.95%, 01/14/50 (Call 12/17/24), (5-year CMT + 3.266%)(a)(b)	596	531,062
Arab National Bank, 3.33%, 10/28/30 (Call 10/28/25), (5-year CMT + 2.974%)(a)(d)	600	561,468
Ares Finance Co. II LLC, 3.25%, 06/15/30 (Call 03/15/30)(b)	270	218,734
Ares Finance Co. III LLC, 4.13%, 06/30/51 (Call 06/30/26), (5-year CMT + 3.237%)(a)(b)	730	548,997
Aretec Escrow Issuer 2 Inc., 10.00%, 08/15/30 (Call 08/15/26)(b)	185	187,166
Aretec Escrow Issuer Inc., 7.50%, 04/01/29 (Call 04/01/24)(b)	295	250,747
Armor Holdco Inc., 8.50%, 11/15/29 (Call 11/15/24)(b)(c)	300	262,034
ASG Finance Designated Activity Co., 7.88%, 12/03/24 (Call 12/01/23)(b)(c)	200	193,901
Aviation Capital Group LLC
1.95%, 01/30/26 (Call 12/30/25)(b)	440	395,542
1.95%, 09/20/26 (Call 08/20/26)(b)	1,140	990,888
3.50%, 11/01/27 (Call 07/01/27)(b)	781	685,620
4.13%, 08/01/25 (Call 06/01/25)(b)	397	378,017
4.88%, 10/01/25 (Call 07/01/25)(b)	435	418,360
5.50%, 12/15/24 (Call 11/15/24)(b)	252	247,699
6.25%, 04/15/28 (Call 03/15/28)(b)	640	618,562
6.38%, 07/15/30 (Call 05/15/30)(b)	292	276,620
6.75%, 10/25/28 (Call 09/25/28)(b)	375	369,832
Avolon Holdings Funding Ltd.
2.13%, 02/21/26 (Call 01/21/26)(b)	740	659,603
2.53%, 11/18/27 (Call 10/18/27)(b)	1,516	1,264,217
2.75%, 02/21/28 (Call 12/21/27)(b)	675	563,593
2.88%, 02/15/25 (Call 01/15/25)(b)	920	869,877
3.25%, 02/15/27 (Call 12/15/26)(b)	1,130	997,996
4.25%, 04/15/26 (Call 03/15/26)(b)	778	725,728
4.38%, 05/01/26 (Call 03/01/26)(b)	611	569,968
5.50%, 01/15/26 (Call 12/15/25)(b)	715	688,557
6.38%, 05/04/28 (Call 04/04/28)(b)	205	198,024
B3 SA - Brasil Bolsa Balcao, 4.13%, 09/20/31(d)	600	489,043

Security	Par (000)	Value

Diversified Financial Services (continued)
Banco BTG Pactual SA/Cayman Islands
2.75%, 01/11/26 (Call 12/11/25)(d)	$200	$183,968
4.50%, 01/10/25 (Call 12/10/24)(c)(d)	800	778,170
Bayfront Infrastructure Management Pte. Ltd., 4.26%, 05/16/26(d)	400	390,732
BGC Group Inc., 8.00%, 05/25/28 (Call 04/25/28)	5	4,872
Blackstone Holdings Finance Co. LLC
1.60%, 03/30/31 (Call 12/30/30)(b)	680	482,097
1.63%, 08/05/28 (Call 06/05/28)(b)	593	482,607
2.00%, 01/30/32 (Call 10/30/31)(b)	248	175,037
2.50%, 01/10/30 (Call 10/10/29)(b)	685	545,859
2.55%, 03/30/32 (Call 12/30/31)(b)	295	217,745
2.80%, 09/30/50 (Call 03/30/50)(b)	703	360,133
2.85%, 08/05/51 (Call 02/05/51)(b)	230	119,908
3.15%, 10/02/27 (Call 07/02/27)(b)(c)	470	422,989
3.20%, 01/30/52 (Call 07/30/51)(b)	200	112,556
3.50%, 09/10/49 (Call 03/10/49)(b)	716	426,992
4.00%, 10/02/47 (Call 04/02/47)(b)	255	164,935
4.45%, 07/15/45(b)	345	243,947
5.00%, 06/15/44(b)(c)	430	333,682
5.90%, 11/03/27 (Call 10/03/27)(b)	325	321,392
6.20%, 04/22/33 (Call 01/22/33)(b)	200	192,807
Blue Bright Ltd.
2.38%, 02/09/26(d)	400	369,409
2.50%, 06/04/25(d)	400	376,256
Blue Owl Credit Income Corp., 7.95%, 06/13/28 (Call 05/13/28)(b)	10	9,779
Blue Owl Finance LLC
3.13%, 06/10/31 (Call 03/10/31)(b)	510	373,804
4.13%, 10/07/51 (Call 04/07/51)(b)	330	185,070
4.38%, 02/15/32 (Call 11/15/31)(b)	100	77,872
BOC Aviation Ltd.
1.75%, 01/21/26 (Call 12/21/25)(d)	400	365,692
2.63%, 01/17/25 (Call 12/17/24)(d)	400	383,585
2.63%, 09/17/30 (Call 06/17/30)(b)	600	481,109
3.00%, 09/11/29 (Call 06/11/29)(b)(c)	400	341,090
3.25%, 04/29/25 (Call 03/29/25)(b)	1,000	959,176
3.50%, 09/18/27 (Call 06/18/27)(d)	400	366,414
3.88%, 04/27/26 (Call 01/27/26)(d)	650	619,563
4.50%, 05/23/28(d)	200	188,598
BOC Aviation USA Corp., 4.88%, 05/03/33 (Call 02/03/33)(d)	200	179,537
BOCOM International Blossom Ltd., 1.75%, 06/28/26(d)	400	358,459
Brightsphere Investment Group Inc., 4.80%, 07/27/26	175	159,060
Brookfield Capital Finance LLC, 6.09%, 06/14/33 (Call 03/14/33)	35	32,979
Brookfield Finance Inc.
2.34%, 01/30/32 (Call 10/30/31)	365	265,483
2.72%, 04/15/31 (Call 01/15/31)	758	587,055
3.50%, 03/30/51 (Call 09/30/50)	503	294,135
3.63%, 02/15/52 (Call 08/15/51)	270	159,818
3.90%, 01/25/28 (Call 10/25/27)	787	717,341
4.25%, 06/02/26 (Call 03/02/26)	410	391,246
4.35%, 04/15/30 (Call 01/15/30)	753	665,676
4.70%, 09/20/47 (Call 03/20/47)	424	311,508
4.85%, 03/29/29 (Call 12/29/28)	623	579,280
Brookfield Finance LLC, 3.45%, 04/15/50 (Call 10/15/49)	742	426,319

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Burford Capital Global Finance LLC
6.25%, 04/15/28 (Call 04/15/24)(b)	$295	$268,972
6.88%, 04/15/30 (Call 04/15/25)(b)	280	252,814
9.25%, 07/01/31 (Call 07/01/26)(b)	300	296,730
Cantor Fitzgerald LP, 4.50%, 04/14/27 (Call 01/14/27)(b)	575	533,494
Capital One Financial Corp.
1.88%, 11/02/27 (Call 11/02/26),
(1-day SOFR + 0.855%)(a)	1,045	896,406
2.36%, 07/29/32 (Call 07/29/31),
(1-day SOFR + 1.337%)(a)	1,080	714,819
2.62%, 11/02/32 (Call 11/02/31),
(1-day SOFR + 1.265%)(a)	490	345,103
2.64%, 03/03/26 (Call 03/03/25),
(1-day SOFR + 1.290%)(a)	640	600,192
3.20%, 02/05/25 (Call 01/05/25)	1,120	1,070,522
3.27%, 03/01/30 (Call 03/01/29),
(1-day SOFR + 1.790%)(a)	905	740,865
3.65%, 05/11/27 (Call 04/11/27)	1,054	950,490
3.75%, 07/28/26 (Call 06/28/26)	1,216	1,115,178
3.75%, 03/09/27 (Call 02/09/27)	1,507	1,361,456
3.80%, 01/31/28 (Call 12/31/27)	1,320	1,163,592
4.20%, 10/29/25 (Call 09/29/25)	939	890,864
4.25%, 04/30/25 (Call 03/31/25)	530	511,694
4.93%, 05/10/28 (Call 05/10/27),
(1-day SOFR + 2.057%)(a)	880	813,973
4.99%, 07/24/26 (Call 07/24/25),
(1-day SOFR + 2.160%)(a)	610	588,082
5.25%, 07/26/30 (Call 07/26/29),
(1-day SOFR + 2.600%)(a)	420	378,038
5.27%, 05/10/33 (Call 05/10/32),
(1-day SOFR + 2.370%)(a)	1,020	874,090
5.47%, 02/01/29 (Call 02/01/28),
(1-day SOFR + 2.080%)(a)	780	725,238
5.82%, 02/01/34 (Call 02/01/33),
(1-day SOFR + 2.600%)(a)	770	672,166
6.31%, 06/08/29 (Call 06/08/28),
(1-day SOFR + 2.640%)(a)	425	406,704
6.38%, 06/08/34 (Call 06/08/33),
(1-day SOFR + 2.860%)(a)	505	460,692
7.15%, 10/29/27 (Call 10/29/26),
(1-day SOFR + 2.440%)(a)	350	350,064
7.62%, 10/30/31 (Call 10/30/30),
(1-day SOFR + 3.070%)(a)	120	119,975
Castlelake Aviation Finance DAC, 5.00%, 04/15/27 (Call 04/15/24)(b)	337	297,345
Cboe Global Markets Inc.
1.63%, 12/15/30 (Call 09/15/30)	702	529,121
3.00%, 03/16/32 (Call 12/16/31)(c)	405	324,762
3.65%, 01/12/27 (Call 10/12/26)	954	898,722
CCBL Cayman 1 Corp. Ltd.
1.80%, 07/22/26(d)	600	539,998
1.99%, 07/21/25(d)	800	749,395
CDBL Funding 1
3.50%, 10/24/27(d)	600	551,100
4.25%, 12/02/24(d)	200	195,948
CDBL Funding 2
2.00%, 03/04/26(d)	800	734,933
2.75%, 03/02/25(d)	200	191,880
CDP Financial Inc., 5.60%, 11/25/39(b)	450	429,333

Security	Par (000)	Value

Diversified Financial Services (continued)
Charles Schwab Corp. (The)
0.90%, 03/11/26 (Call 02/11/26)	$1,351	$1,191,198
1.15%, 05/13/26 (Call 04/13/26)	1,055	926,661
1.65%, 03/11/31 (Call 12/11/30)	690	491,979
1.95%, 12/01/31 (Call 09/01/31)	665	473,190
2.00%, 03/20/28 (Call 01/20/28)	775	646,969
2.30%, 05/13/31 (Call 02/13/31)	670	500,457
2.45%, 03/03/27 (Call 02/03/27)	565	498,077
2.75%, 10/01/29 (Call 07/01/29)	145	119,254
2.90%, 03/03/32 (Call 12/03/31)	910	695,192
3.00%, 03/10/25 (Call 12/10/24)	177	169,639
3.20%, 03/02/27 (Call 12/02/26)	1,155	1,044,788
3.20%, 01/25/28 (Call 10/25/27)	1,063	939,714
3.25%, 05/22/29 (Call 02/22/29)	455	386,963
3.30%, 04/01/27 (Call 01/01/27)	1,155	1,048,605
3.45%, 02/13/26 (Call 11/13/25)	162	152,417
3.63%, 04/01/25 (Call 01/01/25)	216	208,253
3.85%, 05/21/25 (Call 03/21/25)	607	586,848
4.00%, 02/01/29 (Call 11/01/28)	848	761,771
4.20%, 03/24/25 (Call 02/24/25)	523	508,723
4.63%, 03/22/30 (Call 12/22/29)	278	253,701
5.64%, 05/19/29 (Call 05/19/28),
(1-day SOFR + 2.210%)(a)	75	72,228
5.85%, 05/19/34 (Call 05/19/33),
(1-day SOFR + 2.500%)(a)	135	123,793
5.88%, 08/24/26 (Call 07/24/26)	445	441,457
6.14%, 08/24/34 (Call 08/24/33),
(1-day SOFR + 2.010%)(a)	1,140	1,067,491
Charming Light Investments Ltd., 4.38%, 12/21/27(d)	600	545,699
China Cinda 2020 I Management Ltd.
1.88%, 01/20/26 (Call 10/20/25)(d)	400	361,150
2.50%, 03/18/25 (Call 02/18/25)(d)	1,200	1,136,739
2.50%, 01/20/28 (Call 10/20/27)(d)	800	682,019
3.00%, 03/18/27 (Call 12/18/26)(d)	400	357,293
3.00%, 01/20/31 (Call 10/20/30)(d)	800	622,534
3.13%, 03/18/30 (Call 12/18/29)(d)	400	322,977
China Cinda 2020 I Mngmn Co., 3.25%, 01/28/27 (Call 10/28/26)(d)	800	724,252
China Cinda Finance 2015 I Ltd., 4.25%, 04/23/25(d)	400	387,192
China Cinda Finance 2017 I Ltd.
4.40%, 03/09/27(d)	600	561,999
4.75%, 02/08/28(d)	600	560,004
4.75%, 02/21/29(d)	400	366,431
China Cinda Finance I Ltd., 4.38%, 02/08/25(d)	200	194,750
China Cinda Finance III Ltd., 4.75%, 12/04/37(d)	400	308,387
China Development Bank Financial Leasing Co. Ltd., 2.88%, 09/28/30 (Call 09/28/25), (5-year CMT + 2.750%)(a)(d)	800	741,350
China Great Wall International Holdings III Ltd.,
3.88%, 08/31/27(d)	400	347,865
China Great Wall International Holdings V Ltd.,
2.38%, 08/18/30(d)	800	570,506
China Great Wall International Holdings VI Ltd.,
4.25%, 04/28/25 (Call 03/28/25)(d)	200	188,911
China Ping An Insurance Overseas Holdings
Ltd., 2.85%, 08/12/31(d)	400	287,275
CI Financial Corp.
3.20%, 12/17/30 (Call 09/17/30)	635	463,446
4.10%, 06/15/51 (Call 12/15/50)	590	314,248

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
CICC Hong Kong Finance 2016 MTN Ltd.
2.00%, 01/26/26(d)	$800	$738,173
2.88%, 03/21/25(d)	200	191,686
5.44%, 07/18/26	200	198,492
5.49%, 03/01/26(d)	1,200	1,193,202
CICC Hong Kong Finance MTN Ltd., 5.42%, 11/22/25(d)	400	395,855
Citadel Finance LLC, 3.38%, 03/09/26 (Call 02/09/26)(b)	770	694,553
Citadel LP, 4.88%, 01/15/27 (Call 11/15/26)(b)	260	245,821
CITIC Securities Finance MTN Co. Ltd., 2.00%, 06/03/25(d)	400	375,788
Clifford Capital Pte Ltd., 1.12%, 03/23/26 (Call 02/23/26)(d)	600	543,399
CMB International Leasing Management Ltd.
1.88%, 08/12/25(d)	800	744,396
2.00%, 02/04/26(d)	600	549,117
2.75%, 08/12/30(d)	200	158,099
2.88%, 02/04/31(d)	200	157,106
CME Group Inc.
2.65%, 03/15/32 (Call 12/15/31)	340	271,106
3.00%, 03/15/25 (Call 12/15/24)	416	402,565
3.75%, 06/15/28 (Call 03/15/28)	795	742,878
4.15%, 06/15/48 (Call 12/15/47)	284	220,453
5.30%, 09/15/43 (Call 03/15/43)	813	754,054
Coastal Emerald Ltd., 4.10%, 06/15/25(d)	400	388,219
Cobra AcquisitionCo LLC, 6.38%, 11/01/29 (Call 11/01/24)(b)	301	216,889
Coinbase Global Inc.
3.38%, 10/01/28 (Call 10/01/24)(b)	720	529,347
3.63%, 10/01/31 (Call 10/01/26)(b)(c)	540	367,251
Credit Acceptance Corp.
5.13%, 12/31/24 (Call 11/13/23)(b)	301	291,244
6.63%, 03/15/26 (Call 11/13/23)(c)	310	295,062
Credit Suisse USA Inc., 7.13%, 07/15/32	259	268,804
Curo Group Holdings Corp., 7.50%, 08/01/28 (Call 08/01/24)(b)	470	185,058
DAE Sukuk Difc Ltd., 3.75%, 02/15/26(d)	500	466,964
Discover Financial Services
3.75%, 03/04/25 (Call 12/04/24)	290	278,178
3.95%, 11/06/24 (Call 08/06/24)	883	858,748
4.10%, 02/09/27 (Call 11/09/26)	813	729,442
4.50%, 01/30/26 (Call 11/30/25)	610	576,604
6.70%, 11/29/32 (Call 08/29/32)	305	282,494
7.96%, 11/02/34 (Call 11/02/33),
(1-day SOFR + 3.370%)(a)	550	546,828
Drawbridge Special Opportunities
Fund LP/Drawbridge Special Opportunities
Fin, 3.88%, 02/15/26 (Call 12/15/25)(b)	195	173,249
Eaton Vance Corp., 3.50%, 04/06/27 (Call 01/06/27)	660	609,962
Enact Holdings Inc., 6.50%, 08/15/25 (Call 02/15/25)(b)	570	559,965
Enova International Inc., 8.50%, 09/15/25 (Call 12/01/23)(b)	276	260,960
Far East Horizon Ltd.
3.38%, 02/18/25(d)	200	183,748
4.25%, 10/26/26(d)	400	339,402
Finance of America Funding LLC, 7.88%, 11/15/25 (Call 12/01/23)(b)	290	235,526
FMR LLC
4.95%, 02/01/33(b)	430	380,840
5.15%, 02/01/43(b)	403	323,902

Security	Par (000)	Value

Diversified Financial Services (continued)
6.45%, 11/15/39(b)	$200	$189,460
6.50%, 12/14/40(b)	110	103,977
Forward Air Corp., 9.50%, 10/15/31 (Call 10/15/26)(b)	565	550,783
Franklin Resources Inc.
1.60%, 10/30/30 (Call 07/30/30)	719	532,597
2.85%, 03/30/25	148	141,483
2.95%, 08/12/51 (Call 02/12/51)	583	310,821
GFH Sukuk Ltd., 7.50%, 01/28/25(d)	400	394,621
GGAM Finance Ltd.
8.00%, 06/15/28 (Call 12/15/27)(b)	470	464,038
7.75%, 05/15/26 (Call 11/15/25)(b)	295	292,787
goeasy Ltd.
4.38%, 05/01/26 (Call 11/14/23)(b)	240	217,215
5.38%, 12/01/24 (Call 12/01/23)(b)	425	417,128
GPS Hospitality Holding Co. LLC/GPS Finco Inc., 7.00%, 08/15/28 (Call 08/15/24)(b)	340	231,111
Guotai Junan International Holdings Ltd.,
2.00%, 03/03/26(d)	200	183,166
Haitong International Finance Holdings 2015 Ltd., 2.11%, 03/12/25(d)	600	567,708
Haitong International Securities Group Ltd.
2.13%, 05/20/26(d)	400	358,212
3.13%, 05/18/25(d)	200	188,935
Hightower Holding LLC, 6.75%, 04/15/29 (Call 04/15/24)(b)	194	165,319
Home Point Capital Inc., 5.00%, 02/01/26 (Call 12/01/23)(b)	380	352,450
Horse Gallop Finance Ltd., 1.70%, 07/28/25(d)	400	371,098
ICBCIL Finance Co. Ltd.
1.63%, 11/02/24(d)	800	765,693
1.75%, 08/25/25(d)	1,200	1,113,359
1.75%, 08/02/26(d)	600	538,751
2.25%, 11/02/26(d)	600	541,842
3.63%, 05/19/26(d)	200	189,717
6.69%, 11/20/24,
(3-mo. LIBOR US + 1.050%)(a)(d)	400	400,515
ICD Sukuk Co. Ltd., 5.00%, 02/01/27(d)	800	784,538
Intercontinental Exchange Inc.
1.85%, 09/15/32 (Call 06/15/32)	1,257	894,147
2.10%, 06/15/30 (Call 03/15/30)	1,236	969,661
2.65%, 09/15/40 (Call 03/15/40)	775	485,240
3.00%, 06/15/50 (Call 12/15/49)	1,110	644,917
3.00%, 09/15/60 (Call 03/15/60)	908	486,129
3.10%, 09/15/27 (Call 06/15/27)	736	669,830
3.65%, 05/23/25	520	502,899
3.75%, 12/01/25 (Call 09/01/25)	1,300	1,248,974
3.75%, 09/21/28 (Call 06/21/28)	572	521,975
4.00%, 09/15/27 (Call 08/15/27)	1,153	1,078,098
4.25%, 09/21/48 (Call 03/21/48)	938	694,323
4.35%, 06/15/29 (Call 04/15/29)	923	853,368
4.60%, 03/15/33 (Call 12/15/32)	843	753,005
4.95%, 06/15/52 (Call 12/15/51)	1,043	854,765
5.20%, 06/15/62 (Call 12/15/61)	873	721,202
Intercorp Financial Services Inc., 4.13%, 10/19/27 (Call 07/19/27)(d)	205	180,000
Inventive Global Investments Ltd.
1.60%, 09/01/26(d)	400	355,473
1.65%, 09/03/25(d)	800	738,671
Invesco Finance PLC
3.75%, 01/15/26	318	303,617

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
5.38%, 11/30/43	$315	$267,892
Jane Street Group/JSG Finance Inc., 4.50%, 11/15/29 (Call 11/15/24)(b)	340	289,640
Janus Henderson U.S. Holdings Inc., 4.88%, 08/01/25 (Call 05/01/25)	158	154,226
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
5.00%, 08/15/28 (Call 08/15/24)(b)	730	584,493
Jefferies Financial Group Inc.
2.63%, 10/15/31 (Call 07/15/31)	365	269,089
4.15%, 01/23/30	862	736,020
4.85%, 01/15/27	580	550,646
5.88%, 07/21/28 (Call 06/21/28)	720	693,987
6.25%, 01/15/36	585	555,672
6.45%, 06/08/27	485	481,526
6.50%, 01/20/43	100	92,356
Jefferies Group LLC, 2.75%, 10/15/32 (Call 07/15/32)	145	104,962
Jefferson Capital Holdings LLC, 6.00%, 08/15/26 (Call 12/01/23)(b)	248	216,904
JIC Zhixin Ltd.
1.50%, 08/27/25(d)	400	369,644
2.13%, 08/27/30(d)	600	471,154
Joy Treasure Assets Holdings Inc.
1.88%, 11/17/25 (Call 10/17/25)(d)	600	545,023
2.75%, 11/17/30 (Call 08/17/30)(d)	200	147,816
3.50%, 09/24/29 (Call 06/24/29)(d)	800	652,380
KB Capital Co. Ltd., 1.50%, 10/28/25(d)	200	181,318
KB Kookmin Card Co. Ltd.
1.50%, 05/13/26(d)	200	178,947
4.00%, 06/09/25(d)	200	193,382
KB Securities Co. Ltd., 2.13%, 11/01/26(d)	200	177,072
KKR Group Finance Co. II LLC, 5.50%, 02/01/43 (Call 08/01/42)(b)(c)	71	59,376
KODIT Global 2022-1 Co. Ltd., 3.62%, 05/27/25(d)	200	193,002
Kodit Global 2023-1 Co. Ltd., 4.95%, 05/25/26(d)	200	196,133
Korea Investment & Securities Co. Ltd., 2.13%, 07/19/26(d)	200	176,496
Korea Ocean Business Corp., 4.50%, 05/03/28(d)	200	189,551
Kuwait Projects Co. SPC Ltd.
4.23%, 10/29/26(d)	200	172,336
4.50%, 02/23/27(d)	600	507,382
Lazard Group LLC
3.63%, 03/01/27 (Call 12/01/26)	133	120,082
3.75%, 02/13/25	174	168,166
4.38%, 03/11/29 (Call 12/11/28)	299	271,363
4.50%, 09/19/28 (Call 06/19/28)	542	498,215
LD Holdings Group LLC
6.13%, 04/01/28 (Call 04/01/24)(b)	415	230,205
6.50%, 11/01/25 (Call 12/01/23)(b)	365	294,270
Legg Mason Inc.
4.75%, 03/15/26	218	212,430
5.63%, 01/15/44	426	374,197
LFS Topco LLC, 5.88%, 10/15/26
(Call 12/01/23)(b)	225	190,175
LPL Holdings Inc.
4.00%, 03/15/29 (Call 03/15/24)(b)	640	550,250
4.38%, 05/15/31 (Call 05/15/26)(b)	390	325,332
4.63%, 11/15/27 (Call 12/01/23)(b)(c)	558	510,615
LSEGA Financing PLC
1.38%, 04/06/26 (Call 03/06/26)(b)	1,200	1,074,269

Security	Par (000)	Value

Diversified Financial Services (continued)
2.00%, 04/06/28 (Call 02/06/28)(b)	$930	$782,825
2.50%, 04/06/31 (Call 01/06/31)(b)	1,000	781,907
3.20%, 04/06/41 (Call 10/06/40)(b)	790	526,420
Macquarie Airfinance Holdings Ltd.
8.13%, 03/30/29 (Call 09/30/25)(b)	405	399,087
8.38%, 05/01/28 (Call 05/01/25)(b)	370	368,792
Mastercard Inc.
1.90%, 03/15/31 (Call 12/15/30)	507	393,206
2.00%, 03/03/25 (Call 02/03/25)	421	402,318
2.00%, 11/18/31 (Call 08/18/31)	585	446,605
2.95%, 11/21/26 (Call 08/21/26)	731	681,918
2.95%, 06/01/29 (Call 03/01/29)	704	618,073
2.95%, 03/15/51 (Call 09/15/50)	765	467,177
3.30%, 03/26/27 (Call 01/26/27)	850	793,588
3.35%, 03/26/30 (Call 12/26/29)	1,365	1,200,262
3.50%, 02/26/28 (Call 11/26/27)	615	570,934
3.65%, 06/01/49 (Call 12/01/48)	372	262,420
3.80%, 11/21/46 (Call 05/21/46)(c)	792	580,458
3.85%, 03/26/50 (Call 09/26/49)	966	705,409
3.95%, 02/26/48 (Call 08/26/47)	723	543,218
4.85%, 03/09/33 (Call 12/09/32)	470	441,851
4.88%, 03/09/28 (Call 02/09/28)	385	378,655
Midcap Financial Issuer Trust
5.63%, 01/15/30 (Call 01/15/25)(b)	295	228,451
6.50%, 05/01/28 (Call 05/01/24)(b)	898	764,643
Mirae Asset Securities Co. Ltd., 2.63%, 07/30/25(d)	400	372,844
Mitsubishi HC Capital Inc.
3.64%, 04/13/25 (Call 03/13/25)(b)	200	192,657
5.08%, 09/15/27 (Call 08/15/27)(b)	360	347,907
Mitsubishi HC Finance America LLC
5.66%, 02/28/33 (Call 11/28/32)(b)	520	483,010
5.81%, 09/12/28 (Call 08/12/28)(b)	200	195,646
Nasdaq Inc.
1.65%, 01/15/31 (Call 10/15/30)	748	552,606
2.50%, 12/21/40 (Call 06/21/40)	655	382,744
3.25%, 04/28/50 (Call 10/28/49)	485	283,315
3.85%, 06/30/26 (Call 03/30/26)	910	867,641
5.35%, 06/28/28 (Call 05/28/28)	605	589,184
5.55%, 02/15/34 (Call 11/15/33)	875	810,938
5.65%, 06/28/25	165	164,437
5.95%, 08/15/53 (Call 02/15/53)	810	722,972
Nationstar Mortgage Holdings Inc.
5.13%, 12/15/30 (Call 12/15/25)(b)	495	402,288
5.50%, 08/15/28 (Call 12/01/23)(b)	625	551,981
5.75%, 11/15/31 (Call 11/15/26)(b)	435	360,145
6.00%, 01/15/27 (Call 12/01/23)(b)	450	418,820
Navient Corp.
4.88%, 03/15/28 (Call 06/15/27)	365	302,120
5.00%, 03/15/27 (Call 09/15/26)	515	453,460
5.50%, 03/15/29 (Call 06/15/28)	535	434,251
5.63%, 08/01/33	450	306,594
6.75%, 06/25/25	380	371,126
6.75%, 06/15/26	355	337,059
9.38%, 07/25/30 (Call 10/25/29)	370	348,792
11.50%, 03/15/31 (Call 03/15/27)	355	354,325
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
4.50%, 03/15/27 (Call 12/15/26)(b)	535	495,805
4.88%, 04/15/45 (Call 10/15/44)(b)	465	331,027

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
NFP Corp.
4.88%, 08/15/28 (Call 12/01/23)(b)	$365	$320,974
6.88%, 08/15/28 (Call 12/01/23)(b)	1,572	1,343,339
7.50%, 10/01/30 (Call 10/01/25)(b)	280	265,592
8.50%, 10/01/31 (Call 10/01/26)(b)	265	261,004
NH Investment & Securities Co. Ltd., 1.88%, 10/07/26(d)	400	353,327
Nomura Holdings Inc.
1.65%, 07/14/26	1,120	987,960
1.85%, 07/16/25	235	217,748
2.17%, 07/14/28	530	435,333
2.33%, 01/22/27	920	805,991
2.61%, 07/14/31	650	483,779
2.65%, 01/16/25	925	884,332
2.68%, 07/16/30	1,135	879,536
2.71%, 01/22/29	720	595,456
3.00%, 01/22/32	620	469,289
3.10%, 01/16/30	845	684,989
5.10%, 07/03/25	410	401,472
5.39%, 07/06/27	400	384,280
5.61%, 07/06/29	400	380,830
5.71%, 01/09/26	730	719,367
5.84%, 01/18/28	530	515,537
6.07%, 07/12/28	410	401,231
6.09%, 07/12/33(c)	430	410,125
6.18%, 01/18/33(c)	590	565,876
Nuveen Finance LLC, 4.13%, 11/01/24(b)	1,077	1,052,100
Nuveen LLC, 4.00%, 11/01/28
(Call 08/01/28)(b)	773	712,821
Ocean Laurel Co. Ltd., 2.38%, 10/20/25(d)	400	369,561
OneMain Finance Corp.
3.50%, 01/15/27 (Call 01/15/24)	620	524,864
3.88%, 09/15/28 (Call 09/15/24)	440	349,605
4.00%, 09/15/30 (Call 09/15/25)	655	479,753
5.38%, 11/15/29 (Call 05/15/29)	569	469,980
6.63%, 01/15/28 (Call 07/15/27)	600	548,718
6.88%, 03/15/25	900	888,594
7.13%, 03/15/26	1,160	1,127,303
9.00%, 01/15/29 (Call 07/15/25)(c)	365	356,003
ORIX Corp.
2.25%, 03/09/31(c)	720	555,909
3.25%, 12/04/24	404	391,812
3.70%, 07/18/27	271	251,175
4.00%, 04/13/32	350	300,611
5.00%, 09/13/27	285	276,720
5.20%, 09/13/32	270	252,652
Oxford Finance LLC/Oxford Finance Co-Issuer II Inc., 6.38%, 02/01/27 (Call 02/01/24)(b)	295	268,912
PennyMac Financial Services Inc.
4.25%, 02/15/29 (Call 02/15/24)(b)	480	391,975
5.38%, 10/15/25 (Call 12/01/23)(b)	480	456,928
5.75%, 09/15/31 (Call 09/15/26)(b)	365	299,157
PHH Mortgage Corp., 7.88%, 03/15/26
(Call 12/01/23)(b)	305	263,981
Pioneer Reward Ltd.
2.00%, 04/09/26(d)	600	550,744
2.38%, 03/03/25(d)	1,000	954,114
Power Finance Corp. Ltd.
3.35%, 05/16/31(d)	400	320,482
3.75%, 12/06/27(d)	200	181,878
3.90%, 09/16/29(d)	400	348,751
3.95%, 04/23/30(d)	600	512,981

Security	Par (000)	Value

Diversified Financial Services (continued)
4.50%, 06/18/29(d)	$400	$363,252
5.25%, 08/10/28(d)	200	191,496
6.15%, 12/06/28(d)	400	397,416
Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/24(d)	900	911,296
PRA Group Inc.
5.00%, 10/01/29 (Call 10/01/24)(b)	285	191,964
7.38%, 09/01/25 (Call 12/01/23)(b)(c)	235	219,793
8.38%, 02/01/28 (Call 02/01/25)(b)	295	242,750
Private Export Funding Corp., Series GG, 2.45%, 07/15/24	200	195,242
Provident Funding Associates LP/PFG Finance Corp., 6.38%, 06/15/25 (Call 12/01/23)(b)	240	213,545
Radian Group Inc.
4.88%, 03/15/27 (Call 09/15/26)	511	475,535
6.63%, 03/15/25 (Call 09/15/24)	737	729,690
Raymond James Financial Inc.
3.75%, 04/01/51 (Call 10/01/50)	276	176,956
4.65%, 04/01/30 (Call 01/01/30)	452	418,773
4.95%, 07/15/46	772	610,415
REC Ltd.
2.25%, 09/01/26(d)	600	540,352
2.75%, 01/13/27(d)	200	179,177
3.88%, 07/07/27(d)	400	367,390
4.63%, 03/22/28(d)	600	559,796
5.63%, 04/11/28(d)	400	388,239
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc.
2.88%, 10/15/26 (Call 12/01/23)(b)	875	762,370
3.63%, 03/01/29 (Call 03/01/24)(b)	560	455,320
3.88%, 03/01/31 (Call 03/01/26)(b)	930	718,912
4.00%, 10/15/33 (Call 10/15/27)(b)	650	477,942
Sarana Multi Infrastruktur Persero PT, 2.05%, 05/11/26(d)	200	177,803
Shinhan Card Co. Ltd.
1.38%, 10/19/25(d)	400	365,160
1.38%, 06/23/26(d)	200	177,542
2.50%, 01/27/27(d)	400	355,358
SLM Corp.
3.13%, 11/02/26 (Call 10/02/26)	370	323,291
4.20%, 10/29/25 (Call 09/29/25)	420	392,021
Standard Life Aberdeen PLC, 4.25%, 06/30/28(d)	550	464,939
State Elite Global Ltd., 1.50%, 09/29/26(d)	600	535,360
Stifel Financial Corp., 4.00%, 05/15/30
(Call 02/15/30)	225	188,562
StoneX Group Inc., 8.63%, 06/15/25
(Call 12/01/23)(b)	265	266,357
Sumitomo Mitsui Finance & Leasing Co. Ltd.,
2.51%, 01/22/25 (Call 12/22/24)(d)	600	572,663
SURAAsset Management SA, 4.38%, 04/11/27(d)	250	226,125
Synchrony Financial
2.88%, 10/28/31 (Call 07/28/31)	277	188,069
3.70%, 08/04/26 (Call 05/04/26)	440	390,099
3.95%, 12/01/27 (Call 09/01/27)	594	509,152
4.50%, 07/23/25 (Call 04/23/25)	1,060	995,288
4.88%, 06/13/25 (Call 05/13/25)	360	341,194
5.15%, 03/19/29 (Call 12/19/28)	665	574,139
7.25%, 02/02/33 (Call 11/02/32)	550	466,924
United Wholesale Mortgage LLC
5.50%, 11/15/25 (Call 12/01/23)(b)	605	576,587
5.50%, 04/15/29 (Call 04/15/24)(b)	525	439,200

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
5.75%, 06/15/27 (Call 06/15/24)(b)	$395	$360,000
USAA Capital Corp., 3.38%, 05/01/25(b)	890	857,671
Vertex Capital Investment Ltd., 2.85%, 07/28/26(d)	200	172,876
Visa Inc.
0.75%, 08/15/27 (Call 06/15/27)	400	339,444
1.10%, 02/15/31 (Call 11/15/30)	735	544,504
1.90%, 04/15/27 (Call 02/15/27)	958	853,307
2.00%, 08/15/50 (Call 02/15/50)(c)	1,395	711,774
2.05%, 04/15/30 (Call 01/15/30)	707	572,042
2.70%, 04/15/40 (Call 10/15/39)	850	568,608
2.75%, 09/15/27 (Call 06/15/27)	811	736,765
3.15%, 12/14/25 (Call 09/14/25)	2,024	1,931,881
3.65%, 09/15/47 (Call 03/15/47)	713	512,885
4.15%, 12/14/35 (Call 06/14/35)	2,144	1,867,553
4.30%, 12/14/45 (Call 06/14/45)	2,562	2,045,000
Voya Financial Inc.
3.65%, 06/15/26	448	421,925
4.70%, 01/23/48 (Call 01/23/28),
(3-mo. LIBOR US + 2.084%)(a)	360	282,449
4.80%, 06/15/46	180	130,130
5.70%, 07/15/43	331	277,932
Western Union Co. (The)
1.35%, 03/15/26 (Call 02/15/26)	687	611,127
2.75%, 03/15/31 (Call 12/15/30)	260	197,576
2.85%, 01/10/25 (Call 12/10/24)	497	476,562
6.20%, 11/17/36	455	428,144
World Acceptance Corp., 7.00%, 11/01/26
(Call 12/01/23)(b)	227	185,147
Xianjin Industry Investment Co. Ltd., 3.90%, 06/08/25(d)	400	384,700
XP Inc., 3.25%, 07/01/26 (Call 06/01/26)(d)	600	544,380

		270,429,028

Electric — 2.3%
Abu Dhabi National Energy Co. PJSC
2.00%, 04/29/28 (Call 01/29/28)(d)	1,000	855,428
3.40%, 04/29/51 (Call 10/29/50)(d)	600	379,149
4.00%, 10/03/49(d)	400	287,303
4.38%, 04/23/25(d)	600	586,626
4.38%, 06/22/26(d)	800	771,673
4.70%, 04/24/33(d)	800	733,634
4.88%, 04/23/30(d)	600	573,476
6.50%, 10/27/36(b)	580	610,884
Acwa Power Management And Investments One Ltd., 5.95%, 12/15/39(d)	200	188,601
Adani Electricity Mumbai Ltd.
3.87%, 07/22/31 (Call 01/22/31)(d)	200	132,029
3.95%, 02/12/30(d)	800	568,445
Adani Transmission Ltd.
4.00%, 08/03/26(d)	400	341,364
4.25%, 05/21/36(d)	244	175,041
AEP Texas Inc.
3.45%, 05/15/51 (Call 11/15/50)	345	206,672
3.80%, 10/01/47 (Call 04/01/47)	365	234,738
3.95%, 06/01/28 (Call 03/01/28)	55	50,399
4.70%, 05/15/32 (Call 02/15/32)	175	155,659
5.25%, 05/15/52 (Call 11/15/51)	205	166,188
5.40%, 06/01/33 (Call 03/01/33)	155	143,863
Series G, 4.15%, 05/01/49 (Call 11/01/48)	205	140,658
Series H, 3.45%, 01/15/50 (Call 07/15/49)	477	288,952
Series I, 2.10%, 07/01/30 (Call 04/01/30)	500	386,845

Security	Par (000)	Value

Electric (continued)
AEP Transmission Co. LLC
3.10%, 12/01/26 (Call 09/01/26)	$135	$125,685
3.15%, 09/15/49 (Call 03/15/49)	290	174,298
3.75%, 12/01/47 (Call 06/01/47)	457	309,903
3.80%, 06/15/49 (Call 12/15/48)	180	122,436
4.00%, 12/01/46 (Call 06/01/46)	60	43,162
4.25%, 09/15/48 (Call 03/15/48)	400	293,607
4.50%, 06/15/52 (Call 12/01/51)	465	353,864
5.40%, 03/15/53 (Call 09/15/52)	436	381,278
Series M, 3.65%, 04/01/50 (Call 10/01/49)	520	343,728
Series N, 2.75%, 08/15/51 (Call 02/15/51)	105	56,461
AES Corp. (The)
1.38%, 01/15/26 (Call 12/15/25)	810	719,475
2.45%, 01/15/31 (Call 10/15/30)	150	112,732
3.30%, 07/15/25 (Call 06/15/25)(b)	832	786,902
3.95%, 07/15/30 (Call 04/15/30)(b)	972	810,832
5.45%, 06/01/28 (Call 05/01/28)	540	515,237
AES Panama Generation Holdings SRL, 4.38%, 05/31/30 (Call 02/28/30)(d)	991	808,478
Alabama Power Co.
3.00%, 03/15/52 (Call 09/15/51)	323	182,676
3.05%, 03/15/32 (Call 12/15/31)	200	162,415
3.13%, 07/15/51 (Call 01/15/51)	435	252,306
3.45%, 10/01/49 (Call 04/01/49)	403	253,790
3.75%, 09/01/27 (Call 08/01/27)	285	267,591
3.75%, 03/01/45 (Call 09/01/44)	871	600,313
3.85%, 12/01/42	149	107,147
3.94%, 09/01/32 (Call 03/01/32)	620	533,689
4.15%, 08/15/44 (Call 02/15/44)	329	240,164
4.30%, 01/02/46 (Call 07/02/45)	390	287,288
6.00%, 03/01/39	290	275,366
6.13%, 05/15/38	135	131,587
Series 20-A, 1.45%, 09/15/30
(Call 06/15/30)	885	662,221
Series A, 4.30%, 07/15/48 (Call 01/15/48)	298	218,016
Series B, 3.70%, 12/01/47 (Call 06/01/47)	422	281,937
Alexander Funding Trust II, 7.47%, 07/31/28
(Call 06/30/28)(b)	694	687,666
Alfa Desarrollo SpA, 4.55%, 09/27/51
(Call 03/27/51)(d)	795	515,747
Algonquin Power & Utilities Corp., 4.75%, 01/18/82 (Call 01/18/27), (5-year CMT + 3.249%)(a)	556	438,876
Alliant Energy Finance LLC
3.60%, 03/01/32 (Call 12/01/31)(b)	320	258,656
4.25%, 06/15/28 (Call 03/15/28)(b)	418	389,796
Ameren Corp.
1.75%, 03/15/28 (Call 01/15/28)	60	50,232
1.95%, 03/15/27 (Call 02/15/27)	590	521,786
3.50%, 01/15/31 (Call 10/15/30)	728	609,902
3.65%, 02/15/26 (Call 11/15/25)	495	471,192
Ameren Illinois Co.
1.55%, 11/15/30 (Call 08/15/30)	275	205,676
2.90%, 06/15/51 (Call 12/15/50)	123	69,262
3.25%, 03/01/25 (Call 12/01/24)	127	123,058
3.25%, 03/15/50 (Call 09/15/49)	414	256,210
3.70%, 12/01/47 (Call 06/01/47)	372	254,588
3.80%, 05/15/28 (Call 02/15/28)	95	88,428
3.85%, 09/01/32 (Call 06/01/32)	270	229,876
4.15%, 03/15/46 (Call 09/15/45)	430	315,108
4.50%, 03/15/49 (Call 09/15/48)	360	281,887
4.95%, 06/01/33 (Call 03/01/33)	250	230,213

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
5.90%, 12/01/52 (Call 06/01/52)	$416	$394,710
American Electric Power Co. Inc.
2.30%, 03/01/30 (Call 12/01/29)	464	364,593
3.20%, 11/13/27 (Call 08/13/27)	455	411,467
3.25%, 03/01/50 (Call 09/01/49)	385	225,584
3.88%, 02/15/62 (Call 11/15/26),
(5-year CMT + 2.675%)(a)	610	481,569
5.63%, 03/01/33 (Call 12/01/32)	499	468,335
5.70%, 08/15/25	15	14,878
5.75%, 11/01/27 (Call 10/01/27)	745	739,991
5.95%, 11/01/32 (Call 08/01/32)	315	304,488
Series J, 4.30%, 12/01/28 (Call 09/01/28)	605	562,490
Series N, 1.00%, 11/01/25 (Call 10/01/25)	30	27,212
American Transmission Systems Inc.
2.65%, 01/15/32 (Call 10/15/31)(b)	905	696,936
5.00%, 09/01/44 (Call 03/01/44)(b)	270	221,161
Appalachian Power Co.
3.40%, 06/01/25 (Call 03/01/25)	269	258,337
4.40%, 05/15/44 (Call 11/15/43)	265	192,186
4.45%, 06/01/45 (Call 12/01/44)	125	92,333
4.50%, 08/01/32 (Call 05/01/32)	255	222,927
7.00%, 04/01/38	285	292,946
Series AA, 2.70%, 04/01/31 (Call 01/01/31)	280	220,349
Series X, 3.30%, 06/01/27 (Call 03/01/27)	35	31,978
Series Y, 4.50%, 03/01/49 (Call 09/01/48)	300	217,219
Series Z, 3.70%, 05/01/50 (Call 11/01/49)	225	142,151
Arizona Public Service Co.
2.20%, 12/15/31 (Call 09/15/31)	360	266,184
2.60%, 08/15/29 (Call 05/15/29)	554	468,587
2.65%, 09/15/50 (Call 03/15/50)	405	206,624
2.95%, 09/15/27 (Call 06/15/27)(c)	370	335,377
3.15%, 05/15/25 (Call 02/15/25)	460	441,026
3.35%, 05/15/50 (Call 11/15/49)	360	212,079
3.50%, 12/01/49 (Call 06/01/49)	268	161,252
3.75%, 05/15/46 (Call 11/15/45)	115	74,300
4.20%, 08/15/48 (Call 02/15/48)	297	203,524
4.25%, 03/01/49 (Call 09/01/48)	365	251,622
4.35%, 11/15/45 (Call 05/15/45)	353	253,875
4.50%, 04/01/42 (Call 10/01/41)	321	243,067
5.05%, 09/01/41 (Call 03/01/41)	237	192,180
5.55%, 08/01/33 (Call 05/01/33)	400	375,759
6.35%, 12/15/32 (Call 09/15/32)	200	199,456
Atlantic City Electric Co.
2.30%, 03/15/31 (Call 12/15/30)	250	193,924
4.00%, 10/15/28 (Call 07/15/28)	283	261,903
Atlantica Sustainable Infrastructure PLC,
4.13%, 06/15/28 (Call 06/15/25)(b)	295	254,635
Atlantica Transmision Sur SA, 6.88%, 04/30/43(d)	185	179,952
Ausgrid Finance Pty Ltd., 4.35%, 08/01/28
(Call 05/01/28)(b)	240	221,521
Avangrid Inc.
3.15%, 12/01/24 (Call 10/01/24)	638	616,484
3.20%, 04/15/25 (Call 03/15/25)	528	505,448
3.80%, 06/01/29 (Call 03/01/29)	402	353,243
Avista Corp.
4.00%, 04/01/52 (Call 10/01/51)	140	93,168
4.35%, 06/01/48 (Call 12/01/47)	520	375,843
Baltimore Gas & Electric Co.
2.25%, 06/15/31 (Call 03/15/31)	533	414,604
2.40%, 08/15/26 (Call 05/15/26)	40	36,738

Security	Par (000)	Value

Electric (continued)
2.90%, 06/15/50 (Call 12/15/49)	$490	$275,338
3.20%, 09/15/49 (Call 03/15/49)	316	192,937
3.50%, 08/15/46 (Call 02/15/46)	530	342,001
3.75%, 08/15/47 (Call 02/15/47)	418	284,767
4.25%, 09/15/48 (Call 03/15/48)	225	164,290
4.55%, 06/01/52 (Call 12/01/51)	320	243,917
5.40%, 06/01/53 (Call 12/01/52)	635	551,441
6.35%, 10/01/36	250	249,977
Basin Electric Power Cooperative, 4.75%, 04/26/47 (Call 10/26/46)(b)	413	300,027
Berkshire Hathaway Energy Co.
1.65%, 05/15/31 (Call 02/15/31)	517	377,202
2.85%, 05/15/51 (Call 11/15/50)	778	428,056
3.25%, 04/15/28 (Call 01/15/28)	970	870,050
3.50%, 02/01/25 (Call 11/01/24)	555	539,579
3.70%, 07/15/30 (Call 04/15/30)	855	744,463
3.80%, 07/15/48 (Call 01/15/48)	590	389,525
4.05%, 04/15/25 (Call 03/15/25)	875	854,007
4.25%, 10/15/50 (Call 04/15/50)	596	417,557
4.45%, 01/15/49 (Call 07/15/48)	550	403,120
4.50%, 02/01/45 (Call 08/01/44)	693	531,104
4.60%, 05/01/53 (Call 11/01/52)	395	292,826
5.15%, 11/15/43 (Call 05/15/43)	638	537,824
5.95%, 05/15/37	233	222,616
6.13%, 04/01/36	1,320	1,288,299
Black Hills Corp.
2.50%, 06/15/30 (Call 03/15/30)	297	232,716
3.05%, 10/15/29 (Call 07/15/29)	402	332,232
3.15%, 01/15/27 (Call 07/15/26)	30	27,341
3.88%, 10/15/49 (Call 04/15/49)	211	133,940
4.20%, 09/15/46 (Call 03/15/46)	269	184,060
4.35%, 05/01/33 (Call 02/01/33)	295	244,527
5.95%, 03/15/28 (Call 02/15/28)	586	579,673
6.15%, 05/15/34 (Call 02/15/34)	20	18,845
Calpine Corp.
3.75%, 03/01/31 (Call 03/01/26)(b)	695	554,730
4.50%, 02/15/28 (Call 12/01/23)(b)	910	820,756
4.63%, 02/01/29 (Call 02/01/24)(b)	490	413,188
5.00%, 02/01/31 (Call 02/01/26)(b)	712	574,787
5.13%, 03/15/28 (Call 12/01/23)(b)	1,029	920,918
5.25%, 06/01/26 (Call 12/01/23)(b)	336	323,738
Castle Peak Power Finance Co. Ltd.
2.13%, 03/03/31(d)	400	307,969
2.20%, 06/22/30(d)	200	158,683
3.25%, 07/25/27(d)	200	184,397
Cemig Geracao e Transmissao SA, 9.25%, 12/05/24 (Call 12/05/23)(d)	400	399,530
CenterPoint Energy Houston Electric LLC
3.55%, 08/01/42 (Call 02/01/42)	420	291,028
3.60%, 03/01/52 (Call 09/01/51)	135	88,576
3.95%, 03/01/48 (Call 09/01/47)	588	419,340
4.50%, 04/01/44 (Call 10/01/43)	390	305,276
4.95%, 04/01/33 (Call 01/01/33)	655	605,191
5.20%, 10/01/28 (Call 09/01/28)	260	254,276
5.30%, 04/01/53 (Call 10/01/52)	70	61,737
Series AA, 3.00%, 02/01/27 (Call 11/01/26)	65	59,914
Series AC, 4.25%, 02/01/49 (Call 08/01/48)	470	352,351
Series AD, 2.90%, 07/01/50 (Call 01/01/50)	418	238,918
Series AE, 2.35%, 04/01/31 (Call 01/01/31)	380	299,158
Series AF, 3.35%, 04/01/51 (Call 10/01/50)	45	28,168
Series AG, 3.00%, 03/01/32 (Call 12/01/31)	80	64,513

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Series ai., 4.45%, 10/01/32 (Call 07/01/32)	$345	$308,477
Series AJ, 4.85%, 10/01/52 (Call 04/01/52)	135	110,527
Series K2, 6.95%, 03/15/33	3	3,195
Series Z, 2.40%, 09/01/26 (Call 06/01/26)	88	80,391
CenterPoint Energy Inc.
1.45%, 06/01/26 (Call 05/01/26)	441	395,631
2.65%, 06/01/31 (Call 03/01/31)	305	237,866
2.95%, 03/01/30 (Call 12/01/29)	260	213,727
3.70%, 09/01/49 (Call 03/01/49)	761	484,904
5.25%, 08/10/26	225	221,629
Centrais Eletricas Brasileiras SA
3.63%, 02/04/25(d)	200	190,815
4.63%, 02/04/30(d)	600	506,227
CGNPC International Ltd., 4.00%, 05/19/25(d)	400	388,561
Chile Electricity Lux MPC Sarl
6.01%, 01/20/33(b)	400	388,568
6.01%, 01/20/33(d)	200	194,284
Chile Electricity PEC SpA,0.00% 01/25/28(d)(i)	400	305,778
China Clean Energy Development Ltd. 4.00%, 11/05/25 (d)	1,200	1,156,146
China Huadian Overseas Development 2018 Ltd., 3.38%, (Call 06/23/25), (5-year CMT + 6.065%)(a)(d)(f)	800	765,249
China Huaneng Group Hong Kong Treasury Management Holding Ltd.
1.60%, 01/20/26(d)	1,000	917,459
2.60%, 12/10/24(d)	200	193,012
3.00%, 12/10/29(d)	400	345,568
3.08%, (Call 12/09/25),
(5-year CMT + 5.651%)(a)(d)(f)	600	563,398
China Southern Power Grid International Finance BVI 2018 Co. Ltd., 4.25%, 09/18/28(d)	800	757,392
China Southern Power Grid International Finance BVI Co. Ltd., 3.50%, 05/08/27(d)	400	374,940
Cikarang Listrindo Tbk PT, 4.95%, 09/14/26
(Call 11/30/23)(d)	400	379,792
Clearway Energy Operating LLC
3.75%, 02/15/31 (Call 02/15/26)(b)	710	556,038
3.75%, 01/15/32 (Call 01/15/27)(b)	265	200,867
4.75%, 03/15/28 (Call 11/13/23)(b)	631	565,141
Cleco Corporate Holdings LLC
3.74%, 05/01/26 (Call 02/01/26)	672	628,836
4.97%, 05/01/46 (Call 11/01/45)	270	195,619
Cleveland Electric Illuminating Co. (The)
3.50%, 04/01/28 (Call 01/01/28)(b)	495	442,597
4.55%, 11/15/30 (Call 08/15/30)(b)	390	346,219
5.95%, 12/15/36	165	151,892
CLP Power HK Finance Ltd., 3.55%,
(Call 02/06/25),
(5-year CMT + 2.041%)(a)(d)(f)	400	382,213
CLP Power Hong Kong Financing Ltd.
2.13%, 06/30/30(d)	600	473,227
2.25%, 07/21/31(d)	200	153,556
3.38%, 10/26/27(d)	400	367,877
CMS Energy Corp.
3.00%, 05/15/26 (Call 02/15/26)	35	32,627
3.45%, 08/15/27 (Call 05/15/27)	226	206,934
3.75%, 12/01/50 (Call 09/01/30), (5-year CMT + 2.900%)(a)	427	311,167
4.75%, 06/01/50 (Call 03/01/30), (5-year CMT + 4.116%)(a)	468	390,002
4.88%, 03/01/44 (Call 09/01/43)	337	275,515

Security	Par (000)	Value

Electric (continued)
Colbun SA
3.15%, 03/06/30 (Call 12/06/29)(d)	$400	$326,934
3.15%, 01/19/32 (Call 10/19/31)(d)	200	156,436
3.95%, 10/11/27 (Call 07/11/27)(d)	400	365,312
Cometa Energia SA de CV, 6.38%, 04/24/35
(Call 01/24/35)(d)	481	438,922
Comision Federal de Electricidad
3.35%, 02/09/31 (Call 11/09/30)(d)	1,000	757,686
3.88%, 07/26/33 (Call 04/26/33)(d)	600	435,003
4.68%, 02/09/51 (Call 08/09/50)(d)	400	237,585
4.69%, 05/15/29 (Call 03/15/29)(d)	800	709,395
4.75%, 02/23/27(d)	400	379,524
5.75%, 02/14/42(c)(d)	400	313,853
6.13%, 06/16/45(d)	400	320,153
6.26%, 02/15/52(d)	400	302,387
Commonwealth Edison Co.
2.20%, 03/01/30 (Call 12/01/29)	547	437,917
2.55%, 06/15/26 (Call 03/15/26)	647	601,185
3.00%, 03/01/50 (Call 09/01/49)	252	145,434
3.15%, 03/15/32 (Call 12/15/31)	255	208,667
3.65%, 06/15/46 (Call 12/15/45)	470	314,933
3.70%, 08/15/28 (Call 05/15/28)	800	734,523
3.70%, 03/01/45 (Call 09/01/44)	252	173,216
3.80%, 10/01/42 (Call 04/01/42)	90	64,533
4.00%, 03/01/48 (Call 09/01/47)	395	282,355
4.00%, 03/01/49 (Call 09/01/48)	363	257,402
4.35%, 11/15/45 (Call 05/15/45)	256	193,170
4.60%, 08/15/43 (Call 02/15/43)	215	171,591
4.70%, 01/15/44 (Call 07/15/43)	231	185,629
4.90%, 02/01/33 (Call 11/01/32)	75	69,554
5.30%, 02/01/53 (Call 08/01/52)	355	306,853
5.90%, 03/15/36	357	347,695
6.45%, 01/15/38	258	258,342
Series 122, 2.95%, 08/15/27 (Call 05/15/27)	175	158,630
Series 123, 3.75%, 08/15/47 (Call 02/15/47)	708	483,392
Series 127, 3.20%, 11/15/49 (Call 05/15/49)	374	224,440
Series 130, 3.13%, 03/15/51 (Call 09/15/50)	425	250,510
Series 131, 2.75%, 09/01/51 (Call 03/01/51)	555	301,290
Series 133, 3.85%, 03/15/52 (Call 09/15/51)	150	101,970
Connecticut Light & Power Co. (The)
4.00%, 04/01/48 (Call 10/01/47)	437	313,056
4.30%, 04/15/44 (Call 10/15/43)	415	314,892
4.90%, 07/01/33 (Call 04/01/33)	225	207,166
5.25%, 01/15/53 (Call 07/15/52)	361	310,652
Series A, 0.75%, 12/01/25 (Call 11/01/25)	405	367,400
Series A, 2.05%, 07/01/31 (Call 04/01/31)	505	384,801
Series A, 3.20%, 03/15/27 (Call 12/15/26)	108	99,686
Series A, 4.15%, 06/01/45 (Call 12/01/44)	350	262,971
Consolidated Edison Co. of New York Inc.
2.40%, 06/15/31 (Call 03/15/31)	578	454,430
3.20%, 12/01/51 (Call 06/01/51)	195	114,077
3.60%, 06/15/61 (Call 12/15/60)	648	398,507
3.70%, 11/15/59 (Call 05/15/59)	247	151,869
3.80%, 05/15/28 (Call 02/15/28)	210	194,422
3.85%, 06/15/46 (Call 12/15/45)	499	338,817
3.95%, 03/01/43 (Call 09/01/42)	660	473,602
4.45%, 03/15/44 (Call 09/15/43)	653	498,055
4.50%, 12/01/45 (Call 06/01/45)	461	347,955
4.50%, 05/15/58 (Call 11/15/57)	446	320,339
4.63%, 12/01/54 (Call 06/01/54)	272	202,595
5.20%, 03/01/33 (Call 12/01/32)	415	390,489

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
5.70%, 06/15/40	$223	$200,585
6.15%, 11/15/52 (Call 05/15/52)	565	537,541
Series 05-A, 5.30%, 03/01/35	65	59,081
Series 06-A, 5.85%, 03/15/36	366	347,735
Series 06-B, 6.20%, 06/15/36	375	366,053
Series 07-A, 6.30%, 08/15/37	50	48,798
Series 08-B, 6.75%, 04/01/38	557	573,393
Series 09-C, 5.50%, 12/01/39	255	225,216
Series 12-A, 4.20%, 03/15/42	263	195,729
Series 2017, 3.88%, 06/15/47 (Call 12/15/46)	554	377,523
Series 20A, 3.35%, 04/01/30 (Call 01/01/30)	505	434,600
Series 20B, 3.95%, 04/01/50 (Call 10/01/49)	865	603,778
Series A, 4.13%, 05/15/49 (Call 11/15/48)	500	351,707
Series B, 3.13%, 11/15/27 (Call 08/15/27)	40	36,497
Series C, 3.00%, 12/01/60 (Call 06/01/60)	402	210,868
Series C, 4.00%, 11/15/57 (Call 05/15/57)	608	407,226
Series C, 4.30%, 12/01/56 (Call 06/01/56)	500	347,892
Series D, 4.00%, 12/01/28 (Call 09/01/28)	190	175,374
Series E, 4.65%, 12/01/48 (Call 06/01/48)	565	434,363
Consorcio Transmantaro SA
4.70%, 04/16/34(d)	600	519,263
5.20%, 04/11/38 (Call 01/11/38)(d)	200	170,112
Constellation Energy Generation LLC
3.25%, 06/01/25 (Call 05/01/25)	615	588,439
5.60%, 03/01/28 (Call 02/01/28)	350	343,540
5.60%, 06/15/42 (Call 12/15/41)	645	553,784
5.80%, 03/01/33 (Call 12/01/32)	350	331,935
6.13%, 01/15/34 (Call 10/15/33)	450	435,160
6.25%, 10/01/39	580	537,754
6.50%, 10/01/53 (Call 04/01/53)	350	329,568
Consumers Energy Co.
2.50%, 05/01/60 (Call 11/01/59)	280	134,854
2.65%, 08/15/52 (Call 02/15/52)	62	33,621
3.10%, 08/15/50 (Call 02/15/50)	375	229,313
3.25%, 08/15/46 (Call 02/15/46)	210	133,645
3.50%, 08/01/51 (Call 02/01/51)	499	325,892
3.60%, 08/15/32 (Call 02/15/32)	100	84,105
3.75%, 02/15/50 (Call 08/15/49)	255	173,307
3.80%, 11/15/28 (Call 08/15/28)	83	76,423
3.95%, 05/15/43 (Call 11/15/42)	156	115,196
3.95%, 07/15/47 (Call 01/15/47)	535	384,893
4.05%, 05/15/48 (Call 11/15/47)	490	357,830
4.20%, 09/01/52 (Call 03/01/52)	130	95,355
4.35%, 04/15/49 (Call 10/15/48)	235	179,095
4.63%, 05/15/33 (Call 11/15/32)	400	362,203
4.65%, 03/01/28 (Call 01/01/28)	233	224,735
4.90%, 02/15/29 (Call 12/15/28)	575	555,434
Dayton Power & Light Co. (The), 3.95%, 06/15/49 (Call 12/15/48)	381	253,506
Delmarva Power & Light Co., 4.15%, 05/15/45 (Call 11/15/44)	305	219,842
Dominion Energy Inc.
3.90%, 10/01/25 (Call 07/01/25)	407	392,400
4.25%, 06/01/28 (Call 03/01/28)	539	501,900
4.35%, 08/15/32 (Call 05/15/32)	270	233,605
4.70%, 12/01/44 (Call 06/01/44)	400	302,798
4.85%, 08/15/52 (Call 02/15/52)	370	281,157
5.38%, 11/15/32 (Call 08/15/32)	370	342,662
7.00%, 06/15/38	469	469,617
Series A, 1.45%, 04/15/26 (Call 03/15/26)	403	362,334

Security	Par (000)	Value

Electric (continued)
Series A, 3.30%, 03/15/25 (Call 02/15/25)	$470	$453,556
Series A, 4.60%, 03/15/49 (Call 09/15/48)	375	277,145
Series B, 3.30%, 04/15/41 (Call 10/15/40)	475	309,859
Series B, 3.60%, 03/15/27 (Call 01/15/27)	382	354,232
Series B, 5.95%, 06/15/35	450	424,681
Series C, 2.25%, 08/15/31 (Call 05/15/31)	405	302,477
Series C, 3.38%, 04/01/30 (Call 01/01/30)	1,679	1,411,965
Series C, 4.05%, 09/15/42 (Call 03/15/42)	371	260,605
Series C, 4.90%, 08/01/41 (Call 02/01/41)	335	267,570
Series D, 2.85%, 08/15/26 (Call 05/15/26)	469	431,271
Series E, 6.30%, 03/15/33	223	217,678
Series F, 5.25%, 08/01/33	575	523,595
Dominion Energy South Carolina Inc.
4.60%, 06/15/43 (Call 12/15/42)	234	185,272
5.10%, 06/01/65 (Call 12/01/64)	330	267,754
5.30%, 05/15/33	275	259,248
5.45%, 02/01/41 (Call 08/01/40)	380	338,533
6.05%, 01/15/38	179	174,000
6.25%, 10/15/53 (Call 04/15/53)	110	106,987
6.63%, 02/01/32	266	276,058
Series A, 2.30%, 12/01/31 (Call 09/01/31)	160	122,188
DPL Inc.
4.13%, 07/01/25 (Call 04/01/25)	282	267,370
4.35%, 04/15/29 (Call 01/15/29)	297	244,838
Drax Finco PLC, 6.63%, 11/01/25 (Call 11/13/23)(b)	380	366,961
DTE Electric Co.
2.25%, 03/01/30 (Call 12/01/29)	386	313,031
2.95%, 03/01/50 (Call 09/01/49)	387	223,686
3.38%, 03/01/25 (Call 12/01/24)	389	377,476
3.70%, 03/15/45 (Call 09/15/44)	540	373,014
3.70%, 06/01/46 (Call 12/01/45)	301	207,010
3.75%, 08/15/47 (Call 02/15/47)	380	261,157
3.95%, 03/01/49 (Call 09/01/48)	287	201,773
4.30%, 07/01/44 (Call 01/01/44)	155	118,675
5.20%, 04/01/33 (Call 01/01/33)	350	330,129
5.40%, 04/01/53 (Call 10/01/52)	565	496,979
Series A, 1.90%, 04/01/28 (Call 02/01/28)	620	531,540
Series A, 3.00%, 03/01/32 (Call 12/01/31)	555	447,058
Series A, 4.00%, 04/01/43 (Call 10/01/42)	161	117,885
Series A, 4.05%, 05/15/48 (Call 11/15/47)	413	296,931
Series B, 3.25%, 04/01/51 (Call 10/01/50)	580	351,880
Series B, 3.65%, 03/01/52 (Call 09/01/51)	188	123,117
Series C, 2.63%, 03/01/31 (Call 12/01/30)	318	256,521
DTE Energy Co.
2.85%, 10/01/26 (Call 07/01/26)	353	324,207
2.95%, 03/01/30 (Call 12/01/29)	875	718,630
4.22%, 11/01/24(g)	880	862,657
4.88%, 06/01/28 (Call 05/01/28)	510	485,387
Series C, 3.40%, 06/15/29 (Call 03/15/29)	261	226,371
Series F, 1.05%, 06/01/25 (Call 05/01/25)	742	685,715
Duke Energy Carolinas LLC
2.45%, 08/15/29 (Call 05/15/29)	620	517,583
2.45%, 02/01/30 (Call 11/01/29)	555	454,669
2.55%, 04/15/31 (Call 01/15/31)	430	343,720
2.85%, 03/15/32 (Call 12/15/31)	625	496,027
2.95%, 12/01/26 (Call 09/01/26)	623	578,830
3.20%, 08/15/49 (Call 02/15/49)	450	270,461
3.45%, 04/15/51 (Call 10/15/50)	530	331,469
3.55%, 03/15/52 (Call 09/15/51)	463	293,877
3.70%, 12/01/47 (Call 06/01/47)	518	347,009

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
3.75%, 06/01/45 (Call 12/01/44)	$566	$384,807
3.88%, 03/15/46 (Call 09/15/45)	479	329,447
3.95%, 11/15/28 (Call 08/15/28)	715	661,275
3.95%, 03/15/48 (Call 09/15/47)	560	389,650
4.00%, 09/30/42 (Call 03/30/42)	455	332,664
4.25%, 12/15/41 (Call 06/15/41)	302	230,612
4.95%, 01/15/33 (Call 10/15/32)	940	867,957
5.30%, 02/15/40	668	591,957
5.35%, 01/15/53 (Call 07/15/52)	545	467,657
5.40%, 01/15/54 (Call 07/15/53)	333	287,677
6.00%, 01/15/38	285	277,005
6.05%, 04/15/38	502	484,666
6.10%, 06/01/37	224	216,896
6.45%, 10/15/32	315	316,860
Series A, 6.00%, 12/01/28	270	274,283
Duke Energy Corp.
0.90%, 09/15/25 (Call 08/15/25)	805	734,476
2.45%, 06/01/30 (Call 03/01/30)	437	347,926
2.55%, 06/15/31 (Call 03/15/31)	560	432,032
2.65%, 09/01/26 (Call 06/01/26)	565	517,605
3.15%, 08/15/27 (Call 05/15/27)	562	508,707
3.25%, 01/15/82 (Call 01/15/27), (5-year CMT + 2.321%)(a)	410	296,217
3.30%, 06/15/41 (Call 12/15/40)	613	401,631
3.40%, 06/15/29 (Call 03/15/29)	175	153,294
3.50%, 06/15/51 (Call 12/15/50)	708	430,972
3.75%, 09/01/46 (Call 03/01/46)	1,281	833,743
3.95%, 08/15/47 (Call 02/15/47)	516	345,298
4.20%, 06/15/49 (Call 12/15/48)	458	316,338
4.30%, 03/15/28 (Call 02/15/28)	985	924,249
4.50%, 08/15/32 (Call 05/15/32)	795	694,837
4.80%, 12/15/45 (Call 06/15/45)	616	477,860
5.00%, 12/08/25	255	250,860
5.00%, 12/08/27 (Call 11/08/27)	920	888,318
5.00%, 08/15/52 (Call 02/15/52)	790	615,179
5.75%, 09/15/33 (Call 06/15/33)	760	721,678
6.10%, 09/15/53 (Call 03/15/53)	550	501,288
Duke Energy Florida LLC
1.75%, 06/15/30 (Call 03/15/30)	592	455,503
2.40%, 12/15/31 (Call 09/15/31)	735	565,892
2.50%, 12/01/29 (Call 09/01/29)	500	416,081
3.00%, 12/15/51 (Call 06/15/51)	620	351,236
3.20%, 01/15/27 (Call 10/15/26)	375	348,941
3.40%, 10/01/46 (Call 04/01/46)	290	183,257
3.80%, 07/15/28 (Call 04/15/28)	388	359,793
3.85%, 11/15/42 (Call 05/15/42)	410	291,458
4.20%, 07/15/48 (Call 01/15/48)	443	321,264
5.65%, 04/01/40	410	374,345
5.95%, 11/15/52 (Call 05/15/52)	260	241,277
6.35%, 09/15/37	453	447,978
6.40%, 06/15/38	641	637,432
Duke Energy Florida Project Finance LLC,
Series 2035, 3.11%, 09/01/38(c)	125	95,405
Duke Energy Indiana LLC
2.75%, 04/01/50 (Call 10/01/49)	500	268,380
3.75%, 05/15/46 (Call 11/15/45)	313	210,547
5.40%, 04/01/53 (Call 10/01/52)	360	308,860
6.12%, 10/15/35	36	35,121
6.35%, 08/15/38	320	316,096
6.45%, 04/01/39	95	94,748

Security	Par (000)	Value

Electric (continued)
Series WWW, 4.90%, 07/15/43 (Call 01/15/43)	$328	$269,561
Series YYY, 3.25%, 10/01/49 (Call 04/01/49)	481	288,754
Duke Energy Ohio Inc.
2.13%, 06/01/30 (Call 03/01/30)	513	400,968
3.65%, 02/01/29 (Call 11/01/28)	563	508,108
3.70%, 06/15/46 (Call 12/15/45)	175	115,136
4.30%, 02/01/49 (Call 08/01/48)	460	333,596
5.25%, 04/01/33 (Call 01/01/33)	470	441,566
5.65%, 04/01/53 (Call 10/01/52)	190	168,541
Duke Energy Progress LLC
2.00%, 08/15/31 (Call 05/15/31)	245	184,392
2.50%, 08/15/50 (Call 02/15/50)	322	165,063
2.90%, 08/15/51 (Call 02/15/51)	150	83,198
3.25%, 08/15/25 (Call 05/15/25)	165	158,739
3.40%, 04/01/32 (Call 01/01/32)	300	248,554
3.45%, 03/15/29 (Call 12/15/28)	420	375,562
3.60%, 09/15/47 (Call 03/15/47)	302	198,056
3.70%, 09/01/28 (Call 06/01/28)	70	64,219
3.70%, 10/15/46 (Call 04/15/46)	333	220,315
4.00%, 04/01/52 (Call 10/01/51)	185	126,770
4.10%, 05/15/42 (Call 11/15/41)	183	136,423
4.10%, 03/15/43 (Call 09/15/42)	215	157,450
4.15%, 12/01/44 (Call 06/01/44)	280	204,461
4.20%, 08/15/45 (Call 02/15/45)	294	214,072
4.38%, 03/30/44 (Call 09/30/43)	126	95,397
5.25%, 03/15/33 (Call 12/15/32)	535	504,123
5.35%, 03/15/53 (Call 09/15/52)	480	409,083
6.30%, 04/01/38	265	260,642
Duquesne Light Holdings Inc.
2.53%, 10/01/30 (Call 07/01/30)(b)	425	322,622
2.78%, 01/07/32 (Call 10/07/31)(b)	135	97,750
3.62%, 08/01/27 (Call 05/01/27)(b)	403	357,942
E.ON International Finance BV, 6.65%, 04/30/38(b)	550	536,221
Edison International
3.55%, 11/15/24 (Call 10/15/24)	645	626,537
4.13%, 03/15/28 (Call 12/15/27)	305	277,218
4.70%, 08/15/25	340	330,088
4.95%, 04/15/25 (Call 03/15/25)	361	353,158
5.25%, 11/15/28 (Call 10/15/28)	240	227,638
5.75%, 06/15/27 (Call 04/15/27)	552	542,748
6.95%, 11/15/29 (Call 09/15/29)	220	223,712
8.13%, 06/15/53 (Call 03/15/28), (5-year CMT + 3.864%)(a)	375	362,146
EDP Finance BV
1.71%, 01/24/28(b)	675	566,071
6.30%, 10/11/27(b)	675	679,474
El Paso Electric Co.
5.00%, 12/01/44 (Call 06/01/44)	313	243,346
6.00%, 05/15/35	290	268,669
Electricite de France SA
3.63%, 10/13/25 (Call 07/13/25)(b)	2,235	2,147,369
4.50%, 09/21/28 (Call 06/21/28)(b)	1,720	1,594,441
4.50%, 12/04/69(d)	800	489,255
4.75%, 10/13/35 (Call 04/13/35)(b)(c)	590	490,409
4.88%, 09/21/38 (Call 03/21/38)(b)	720	567,013
4.88%, 01/22/44(b)	750	567,043
4.95%, 10/13/45 (Call 04/13/45)(b)	1,488	1,121,810
5.00%, 09/21/48 (Call 03/21/48)(b)	636	466,929
5.25%, 10/13/55 (Call 04/13/55)(b)	250	180,791

62	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
5.60%, 01/27/40(b)(c)	$655	$564,586
5.70%, 05/23/28 (Call 04/23/28)(b)	485	474,418
6.00%, 01/22/2114(b)	522	408,152
6.25%, 05/23/33 (Call 02/23/33)(b)	900	874,754
6.90%, 05/23/53 (Call 11/23/52)(b)	510	476,101
6.95%, 01/26/39(b)(c)	1,124	1,117,989
Emera U.S. Finance LP
2.64%, 06/15/31 (Call 03/15/31)	255	192,708
3.55%, 06/15/26 (Call 03/15/26)	830	777,519
4.75%, 06/15/46 (Call 12/15/45)	842	587,070
Emirates Semb Corp. Water & Power Co. PJSC, 4.45%, 08/01/35(b)	200	181,197
Empresa de Transmision Electrica SA, 5.13%, 05/02/49(d)	400	284,358
Empresas Publicas de Medellin ESP
4.25%, 07/18/29 (Call 04/18/29)(d)	600	469,264
4.38%, 02/15/31 (Call 11/15/30)(d)	800	587,634
Enel Americas SA, 4.00%, 10/25/26 (Call 07/25/26)	627	585,014
Enel Chile SA, 4.88%, 06/12/28 (Call 03/12/28)	1,006	936,652
Enel Finance America LLC
2.88%, 07/12/41 (Call 01/12/41)(b)	565	326,169
7.10%, 10/14/27 (Call 09/14/27)(b)	785	803,042
Enel Finance International NV
1.38%, 07/12/26 (Call 06/12/26)(b)	1,613	1,423,241
1.88%, 07/12/28 (Call 05/12/28)(b)	785	643,766
2.25%, 07/12/31 (Call 04/12/31)(b)	680	499,942
3.50%, 04/06/28(b)	1,240	1,099,719
3.63%, 05/25/27(b)	645	595,887
4.25%, 06/15/25(b)	965	936,578
4.63%, 06/15/27 (Call 05/15/27)(b)	905	856,247
4.75%, 05/25/47(b)	1,116	812,681
4.88%, 06/14/29(b)	1,530	1,421,124
5.00%, 06/15/32 (Call 03/15/32)(b)	670	589,274
5.50%, 06/15/52 (Call 12/15/51)(b)	910	710,111
6.00%, 10/07/39(b)	1,105	979,577
6.80%, 10/14/25(b)	700	707,778
6.80%, 09/15/37(b)	675	658,514
7.50%, 10/14/32 (Call 07/14/32)(b)	400	414,692
7.75%, 10/14/52 (Call 04/14/52)(b)	670	691,195
EnfraGen Energia Sur SA/EnfraGen Spain SA/Prime Energia SpA, 5.38%, 12/30/30 (Call 12/30/25)(b)	485	322,383
Engie Energia Chile SA
3.40%, 01/28/30 (Call 10/28/29)(d)	400	319,746
4.50%, 01/29/25(d)	200	192,289
Entergy Arkansas LLC
2.65%, 06/15/51 (Call 12/15/50)	797	414,845
3.35%, 06/15/52 (Call 12/15/51)	340	204,338
3.50%, 04/01/26 (Call 01/01/26)	369	350,626
4.00%, 06/01/28 (Call 03/01/28)	410	382,340
4.20%, 04/01/49 (Call 10/01/48)	520	372,774
5.15%, 01/15/33 (Call 10/15/32)	270	251,185
5.30%, 09/15/33 (Call 06/15/33)	285	266,361
Entergy Corp.
0.90%, 09/15/25 (Call 08/15/25)	585	532,529
1.90%, 06/15/28 (Call 04/15/28)	590	493,070
2.40%, 06/15/31 (Call 03/05/31)	525	398,945
2.80%, 06/15/30 (Call 03/15/30)	612	496,983
2.95%, 09/01/26 (Call 06/01/26)	765	704,853
3.75%, 06/15/50 (Call 12/15/49)	250	157,280

Security	Par (000)	Value

Electric (continued)
Entergy Louisiana LLC
1.60%, 12/15/30 (Call 09/15/30)	$295	$217,139
2.35%, 06/15/32 (Call 03/15/32)	235	175,892
2.40%, 10/01/26 (Call 07/01/26)	510	464,871
2.90%, 03/15/51 (Call 09/15/50)	564	311,321
3.05%, 06/01/31 (Call 03/01/31)	578	469,073
3.10%, 06/15/41 (Call 12/15/40)	90	58,380
3.12%, 09/01/27 (Call 06/01/27)	285	258,905
3.25%, 04/01/28 (Call 01/01/28)	403	361,480
4.00%, 03/15/33 (Call 12/15/32)	432	362,938
4.20%, 09/01/48 (Call 03/01/48)	711	506,620
4.20%, 04/01/50 (Call 10/01/49)	415	295,052
4.75%, 09/15/52 (Call 03/15/52)	450	344,706
4.95%, 01/15/45 (Call 01/15/25)	120	95,860
5.40%, 11/01/24	55	54,713
Entergy Mississippi LLC
2.85%, 06/01/28 (Call 03/01/28)	270	237,864
3.50%, 06/01/51 (Call 03/01/51)	70	43,410
3.85%, 06/01/49 (Call 12/01/48)	410	275,700
5.00%, 09/01/33 (Call 06/01/33)	135	123,504
Entergy Texas Inc.
1.75%, 03/15/31 (Call 12/15/30)	484	357,826
3.55%, 09/30/49 (Call 03/30/49)	445	281,383
4.00%, 03/30/29 (Call 12/30/28)	456	415,656
4.50%, 03/30/39 (Call 09/30/38)	340	271,942
5.00%, 09/15/52 (Call 03/15/52)	295	234,724
5.80%, 09/01/53 (Call 03/01/53)	250	224,014
Eskom Holdings SOC Ltd.
4.31%, 07/23/27(d)	400	349,985
6.35%, 08/10/28(d)	640	579,218
7.13%, 02/11/25(d)	800	784,304
8.45%, 08/10/28(d)	600	569,194
Evergy Inc., 2.90%, 09/15/29 (Call 06/15/29)	600	503,886
Evergy Kansas Central Inc.
2.55%, 07/01/26 (Call 04/01/26)	140	129,399
3.10%, 04/01/27 (Call 01/01/27)	435	400,541
3.25%, 09/01/49 (Call 03/01/49)	229	136,767
3.45%, 04/15/50 (Call 10/15/49)	180	112,030
4.10%, 04/01/43 (Call 10/01/42)	234	169,217
4.13%, 03/01/42 (Call 09/01/41)	138	101,462
4.25%, 12/01/45 (Call 06/01/45)	513	372,070
5.70%, 03/15/53 (Call 09/15/52)	355	313,146
Evergy Metro Inc.
3.65%, 08/15/25 (Call 05/15/25)	150	144,330
4.20%, 06/15/47 (Call 12/15/46)	291	209,986
4.20%, 03/15/48 (Call 09/15/47)	325	232,862
4.95%, 04/15/33 (Call 01/15/33)	225	205,365
5.30%, 10/01/41 (Call 04/01/41)	325	284,865
Series 2019, 4.13%, 04/01/49 (Call 10/01/48)	397	275,718
Series 2020, 2.25%, 06/01/30 (Call 03/01/30)	170	134,689
Evergy Missouri West Inc., 5.15%, 12/15/27 (Call 11/15/27)(b)	525	507,698
Eversource Energy
2.55%, 03/15/31 (Call 12/15/30)	472	365,964
2.90%, 03/01/27 (Call 02/01/27)	715	648,483
3.38%, 03/01/32 (Call 12/01/31)	305	245,359
3.45%, 01/15/50 (Call 07/15/49)	406	247,430
4.60%, 07/01/27 (Call 06/01/27)	255	242,823
4.75%, 05/15/26	355	345,130

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
5.13%, 05/15/33 (Call 02/15/33)	$350	$316,559
5.45%, 03/01/28 (Call 02/01/28)	1,121	1,094,366
Series H, 3.15%, 01/15/25 (Call 10/15/24)	305	294,947
Series M, 3.30%, 01/15/28 (Call 10/15/27)	212	191,039
Series O, 4.25%, 04/01/29 (Call 01/01/29)	455	417,311
Series Q, 0.80%, 08/15/25 (Call 07/15/25)	505	460,895
Series R, 1.65%, 08/15/30 (Call 05/15/30)	605	453,226
Series U, 1.40%, 08/15/26 (Call 07/15/26)	415	367,571
Exelon Corp.
2.75%, 03/15/27 (Call 02/15/27)	165	149,150
3.35%, 03/15/32 (Call 12/15/31)	300	242,837
3.40%, 04/15/26 (Call 01/15/26)	709	672,060
3.95%, 06/15/25 (Call 03/15/25)	482	466,438
4.05%, 04/15/30 (Call 01/15/30)	1,195	1,056,225
4.10%, 03/15/52 (Call 09/15/51)	500	339,886
4.45%, 04/15/46 (Call 10/15/45)	635	468,152
4.70%, 04/15/50 (Call 10/15/49)	685	516,506
4.95%, 06/15/35 (Call 12/15/34)	366	316,675
5.10%, 06/15/45 (Call 12/15/44)	479	389,726
5.15%, 03/15/28 (Call 02/15/28)	470	455,790
5.30%, 03/15/33 (Call 12/15/32)	530	491,922
5.60%, 03/15/53 (Call 09/15/52)	520	446,478
5.63%, 06/15/35	135	125,551
Exelon Generation Co. LLC, 5.75%, 10/01/41 (Call 04/01/41)	375	326,460
Fells Point Funding Trust, 3.05%, 01/31/27 (Call 12/31/26)(b)	395	356,277
FirstEnergy Corp.
2.05%, 03/01/25 (Call 02/01/25)	220	206,453
2.65%, 03/01/30 (Call 12/01/29)	457	368,749
Series A, 1.60%, 01/15/26 (Call 12/15/25)	216	194,131
Series B, 2.25%, 09/01/30 (Call 06/01/30)	330	254,598
Series B, 4.15%, 07/15/27 (Call 04/15/27)	1,199	1,110,626
Series C, 3.40%, 03/01/50 (Call 09/01/49)	635	383,511
Series C, 5.10%, 07/15/47 (Call 01/15/47)	529	438,891
Series C, 7.38%, 11/15/31	489	526,381
FirstEnergy Transmission LLC
2.87%, 09/15/28 (Call 07/15/28)(b)	545	468,019
4.35%, 01/15/25 (Call 10/15/24)(b)	831	809,818
4.55%, 04/01/49 (Call 10/01/48)(b)	393	290,805
5.45%, 07/15/44 (Call 01/15/44)(b)	335	278,500
Florida Power & Light Co.
2.45%, 02/03/32 (Call 11/03/31)	653	509,172
2.85%, 04/01/25 (Call 03/01/25)	1,515	1,457,115
2.88%, 12/04/51 (Call 06/04/51)	653	370,485
3.13%, 12/01/25 (Call 06/01/25)	990	944,221
3.15%, 10/01/49 (Call 04/01/49)	504	306,869
3.70%, 12/01/47 (Call 06/01/47)	622	425,266
3.80%, 12/15/42 (Call 06/15/42)	255	187,615
3.95%, 03/01/48 (Call 09/01/47)	992	710,300
3.99%, 03/01/49 (Call 09/01/48)	760	544,907
4.05%, 06/01/42 (Call 12/01/41)	335	254,626
4.05%, 10/01/44 (Call 04/01/44)	233	173,443
4.13%, 02/01/42 (Call 08/01/41)	549	425,947
4.13%, 06/01/48 (Call 12/01/47)	393	288,418
4.40%, 05/15/28 (Call 03/15/28)	295	280,788
4.45%, 05/15/26 (Call 04/15/26)	195	190,727
4.63%, 05/15/30 (Call 03/15/30)	305	284,988
4.80%, 05/15/33 (Call 02/15/33)	220	201,637
4.95%, 06/01/35	493	447,509
5.05%, 04/01/28 (Call 03/01/28)	321	314,201

Security	Par (000)	Value

Electric (continued)
5.10%, 04/01/33 (Call 01/01/33)	$550	$515,880
5.25%, 02/01/41 (Call 08/01/40)	50	44,803
5.30%, 04/01/53 (Call 10/01/52)	525	459,063
5.63%, 04/01/34	260	253,180
5.65%, 02/01/37	175	166,201
5.69%, 03/01/40	173	164,438
5.95%, 02/01/38	409	396,291
5.96%, 04/01/39	494	480,142
Fortis Inc./Canada, 3.06%, 10/04/26 (Call 07/04/26)	995	912,561
Georgia Power Co.
3.25%, 04/01/26 (Call 01/01/26)	220	207,578
3.25%, 03/30/27 (Call 12/30/26)	363	333,079
4.30%, 03/15/42	1,066	815,272
4.30%, 03/15/43	345	259,001
4.65%, 05/16/28 (Call 03/16/28)	750	716,319
4.70%, 05/15/32 (Call 02/15/32)	403	365,213
4.95%, 05/17/33 (Call 11/17/32)	800	730,854
5.13%, 05/15/52 (Call 11/15/51)	478	396,633
Series 10-C, 4.75%, 09/01/40	525	426,394
Series A, 3.25%, 03/15/51 (Call 09/15/50)	293	175,314
Series B, 2.65%, 09/15/29 (Call 06/15/29)	540	453,648
Series B, 3.70%, 01/30/50 (Call 07/30/49)	743	488,669
Great River Energy
6.25%, 07/01/38(b)	256	259,109
7.23%, 07/01/38(b)	993	1,034,416
Guangzhou Development District Holding Group Co. Ltd., 2.85%, 01/19/27(d)	400	359,873
Gulf Power Co., Series A, 3.30%, 05/30/27 (Call 02/28/27)	1,010	929,475
Hengjian International Investment Ltd., 1.88%, 06/23/25(d)	200	186,459
Hongkong Electric Finance Ltd.
1.88%, 08/27/30 (Call 02/27/30)(d)	600	463,324
2.25%, 06/09/30 (Call 12/09/29)(d)	400	319,428
2.88%, 05/03/26(d)	400	374,577
Iberdrola International BV
5.81%, 03/15/25	160	159,699
6.75%, 07/15/36	407	420,601
Idaho Power Co.
5.50%, 03/15/53 (Call 09/15/52)	225	196,365
5.80%, 04/01/54 (Call 10/01/53)	100	90,775
Series K, 4.20%, 03/01/48 (Call 09/01/47)	490	357,392
Indiana Michigan Power Co.
3.25%, 05/01/51 (Call 11/01/50)	315	187,702
3.85%, 05/15/28 (Call 02/15/28)	311	289,471
4.25%, 08/15/48 (Call 02/15/48)	341	243,981
5.63%, 04/01/53 (Call 10/01/52)	345	306,122
6.05%, 03/15/37	25	24,139
Series K, 4.55%, 03/15/46 (Call 09/15/45)	396	304,425
Series L, 3.75%, 07/01/47 (Call 01/01/47)	229	150,510
Indianapolis Power & Light Co.
4.05%, 05/01/46 (Call 11/01/45)(b)	320	224,340
5.65%, 12/01/32 (Call 09/01/32)(b)	560	535,757
Infraestructura Energetica Nova SAB de CV
4.75%, 01/15/51 (Call 07/15/50)(d)	600	405,272
4.88%, 01/14/48(d)	410	285,805
Instituto Costarricense de Electricidad, 6.38%, 05/15/43(d)	400	310,842
Interchile SA, 4.50%, 06/30/56 (Call 12/30/55)(d)	800	581,298

64	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Interstate Power & Light Co.
2.30%, 06/01/30 (Call 03/01/30)	$360	$282,947
3.10%, 11/30/51 (Call 05/30/51)	220	123,244
3.25%, 12/01/24 (Call 09/01/24)	219	212,690
3.50%, 09/30/49 (Call 03/30/49)	142	88,899
3.60%, 04/01/29 (Call 01/01/29)	50	44,784
3.70%, 09/15/46 (Call 03/15/46)	235	151,924
4.10%, 09/26/28 (Call 06/26/28)	325	301,126
5.70%, 10/15/33 (Call 07/15/33)	225	215,108
6.25%, 07/15/39	275	260,431
Investment Energy Resources Ltd., 6.25%, 04/26/29 (Call 04/26/25)(d)	600	524,994
IPALCO Enterprises Inc., 4.25%, 05/01/30 (Call 02/01/30)	292	252,074
Israel Electric Corp. Ltd.
3.75%, 02/22/32(b)(d)	400	304,253
4.25%, 08/14/28(b)(d)	800	700,699
7.75%, 12/15/27(d)	250	252,366
Series 6, 5.00%, 11/12/24(b)(d)	850	824,893
ITC Holdings Corp.
2.95%, 05/14/30 (Call 02/14/30)(b)	75	61,236
3.25%, 06/30/26 (Call 03/30/26)	358	335,555
3.35%, 11/15/27 (Call 08/15/27)	613	556,165
4.95%, 09/22/27 (Call 08/22/27)(b)	700	675,670
5.30%, 07/01/43 (Call 01/01/43)	217	181,904
5.40%, 06/01/33 (Call 03/01/33)(b)	230	213,379
JERA Co. Inc., 3.67%, 04/14/27 (Call 03/14/27)(d)	200	184,372
Jersey Central Power & Light Co.
2.75%, 03/01/32 (Call 12/01/31)(b)	445	341,191
4.30%, 01/15/26 (Call 10/15/25)(b)	585	561,854
John Sevier Combined Cycle Generation LLC,
4.63%, 01/15/42	32	27,352
JSW Hydro Energy Ltd., 4.13%, 05/18/31 (Call 05/18/26)(d)	504	412,044
Kallpa Generacion SA
4.13%, 08/16/27 (Call 05/16/27)(d)	423	383,030
4.88%, 05/24/26 (Call 02/24/26)(d)	400	382,206
Kentucky Utilities Co.
3.30%, 06/01/50 (Call 12/01/49)	557	339,159
4.38%, 10/01/45 (Call 04/01/45)	589	435,640
5.13%, 11/01/40 (Call 05/01/40)	533	450,290
5.45%, 04/15/33 (Call 01/15/33)	230	219,074
Korea East-West Power Co. Ltd.
1.75%, 05/06/25(d)	600	564,952
3.60%, 05/06/25	200	193,535
4.88%, 07/12/28(d)	200	192,035
Korea Electric Power Corp., 1.13%, 06/15/25(d)	600	557,671
Korea Midland Power Co. Ltd., 1.25%, 08/09/26(d)	600	531,381
Korea Southern Power Co. Ltd., 0.75%, 01/27/26(d)	400	358,571
Korea Western Power Co. Ltd., 4.13%, 06/28/25(d)	200	194,274
Lamar Funding Ltd., 3.96%, 05/07/25(d)	775	738,885
Leeward Renewable Energy Operations LLC, 4.25%, 07/01/29 (Call 07/01/24)(b)	315	257,750
Liberty Utilities Finance GP 1, 2.05%, 09/15/30 (Call 06/15/30)(b)	573	431,863
Light Servicos de Eletricidade SA/Light Energia SA, 4.38%, 06/18/26 (Call 06/18/24)(d)	400	180,081
LLPL Capital Pte Ltd., 6.88%, 02/04/39(d)	483	421,386

Security	Par (000)		Value

Electric (continued)
Louisville Gas & Electric Co.
4.25%, 04/01/49 (Call 10/01/48)	$140		$100,935
5.45%, 04/15/33 (Call 01/15/33)	385		367,236
Series 25, 3.30%, 10/01/25 (Call 07/01/25)	88		84,328
Massachusetts Electric Co.
1.73%, 11/24/30 (Call 08/24/30)(b)	835		612,406
4.00%, 08/15/46 (Call 02/15/46)(b)	202		131,323
5.90%, 11/15/39(b)	230		208,042
Mazoon Assets Co. SAOC, 5.20%, 11/08/27(d)	400		386,436
Metropolitan Edison Co.
4.30%, 01/15/29 (Call 10/15/28)(b)	435		399,445
5.20%, 04/01/28 (Call 03/01/28)(b)	90		86,801
Mexico Generadora de Energia S de rl, 5.50%, 12/06/32(d)	263		240,674
MidAmerican Energy Co.
2.70%, 08/01/52 (Call 02/01/52)	230		123,197
3.10%, 05/01/27 (Call 02/01/27)	275		252,284
3.15%, 04/15/50 (Call 10/15/49)	488		292,705
3.65%, 04/15/29 (Call 01/15/29)	781		704,005
3.65%, 08/01/48 (Call 02/01/48)	535		362,146
3.95%, 08/01/47 (Call 02/01/47)	633		450,575
4.25%, 05/01/46 (Call 11/01/45)	350		260,729
4.25%, 07/15/49 (Call 01/15/49)	517		382,430
4.40%, 10/15/44 (Call 04/15/44)	530		409,490
4.80%, 09/15/43 (Call 03/15/43)	390		319,746
5.35%, 01/15/34 (Call 10/15/33)	250		240,431
5.75%, 11/01/35	53		51,674
5.80%, 10/15/36	318		308,005
5.85%, 09/15/54 (Call 03/15/54)	710		664,717
6.75%, 12/30/31	202		212,957
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28 (Call 02/15/28)(b)	467		428,686
Midland Cogeneration Venture LP, 6.00%, 03/15/25(b)	0	(e)	0
Minejesa Capital BV
4.63%, 08/10/30(d)	1,000		893,297
5.63%, 08/10/37(d)	600		442,807
Mississippi Power Co.
3.95%, 03/30/28 (Call 12/30/27)	440		405,892
Series 12-A, 4.25%, 03/15/42	236		173,206
Series B, 3.10%, 07/30/51 (Call 01/30/51)	243		134,915
Mong Duong Finance Holdings BV, 5.13%, 05/07/29(d)	500		451,800
Monongahela Power Co.
3.55%, 05/15/27 (Call 02/15/27)(b)	5		4,600
5.40%, 12/15/43 (Call 06/15/43)(b)	325		274,401
5.85%, 02/15/34 (Call 11/15/33)(b)	225		214,739
MVM Energetika Zrt, 7.50%, 06/09/28	600		599,469
Narragansett Electric Co. (The)
3.40%, 04/09/30 (Call 01/09/30)(b)	610		520,424
3.92%, 08/01/28 (Call 05/01/28)(b)(c)	150		138,787
5.64%, 03/15/40(b)	305		270,256
National Central Cooling Co. PJSC, 2.50%, 10/21/27(d)	500		436,273
National Grid PLC, 5.81%, 06/12/33 (Call 03/12/33)	215		202,774
National Grid USA, 5.80%, 04/01/35	93		85,933
National Rural Utilities Cooperative Finance Corp.
1.00%, 06/15/26 (Call 05/15/26)	675		599,472
1.35%, 03/15/31 (Call 12/15/30)	170		121,889
1.65%, 06/15/31 (Call 03/15/31)	235		171,765

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
1.88%, 02/07/25	$263	$250,270
2.40%, 03/15/30 (Call 12/15/29)	90	72,429
2.75%, 04/15/32 (Call 01/15/32)	345	268,392
2.85%, 01/27/25 (Call 10/27/24)	149	143,911
3.05%, 04/25/27 (Call 01/25/27)	360	330,345
3.25%, 11/01/25 (Call 08/01/25)	462	441,659
3.40%, 02/07/28 (Call 11/07/27)	539	491,130
3.45%, 06/15/25	245	236,267
3.70%, 03/15/29 (Call 12/15/28)	715	641,121
3.90%, 11/01/28 (Call 08/01/28)	260	239,088
4.02%, 11/01/32 (Call 05/01/32)	619	529,248
4.15%, 12/15/32 (Call 09/15/32)	280	241,298
4.30%, 03/15/49 (Call 09/15/48)	396	289,661
4.40%, 11/01/48 (Call 05/01/48)	185	137,178
4.45%, 03/13/26 (Call 02/13/26)	175	170,513
4.80%, 03/15/28 (Call 02/15/28)	885	856,254
5.05%, 09/15/28 (Call 08/15/28)	435	422,274
5.25%, 04/20/46 (Call 04/20/26),
(3-mo. LIBOR US + 3.630%)(a)	256	241,096
5.45%, 10/30/25	595	594,277
5.60%, 11/13/26 (Call 10/13/26)	225	224,882
5.80%, 01/15/33 (Call 07/15/32)	535	518,086
Series C, 8.00%, 03/01/32	125	138,644
Nevada Power Co.
5.90%, 05/01/53 (Call 11/01/52)	195	177,799
6.00%, 03/15/54 (Call 09/15/53)	535	491,653
Series CC, 3.70%, 05/01/29 (Call 02/01/29)	860	767,859
Series DD, 2.40%, 05/01/30 (Call 02/01/30)	665	534,059
Series EE, 3.13%, 08/01/50 (Call 02/01/50)	395	226,248
Series N, 6.65%, 04/01/36	278	279,196
Series R, 6.75%, 07/01/37	579	587,825
New England Power Co.
2.81%, 10/06/50 (Call 04/06/50)(b)	162	87,223
3.80%, 12/05/47 (Call 06/05/47)(b)	851	574,002
5.94%, 11/25/52 (Call 05/25/52)(b)	250	224,084
New York State Electric & Gas Corp.
2.15%, 10/01/31 (Call 07/01/31)(b)	465	341,923
3.25%, 12/01/26 (Call 09/01/26)(b)	70	64,268
3.30%, 09/15/49 (Call 03/15/49)(b)	153	88,413
5.65%, 08/15/28 (Call 07/15/28)(b)	65	63,725
5.85%, 08/15/33 (Call 05/15/33)(b)	85	81,629
NextEra Energy Capital Holdings Inc.
1.88%, 01/15/27 (Call 12/15/26)	643	565,133
1.90%, 06/15/28 (Call 04/15/28)	652	544,298
2.25%, 06/01/30 (Call 03/01/30)	1,667	1,298,824
2.44%, 01/15/32 (Call 10/15/31)	753	564,582
2.75%, 11/01/29 (Call 08/01/29)	962	797,884
3.00%, 01/15/52 (Call 07/15/51)	350	191,957
3.50%, 04/01/29 (Call 01/01/29)	650	573,388
3.55%, 05/01/27 (Call 02/01/27)	958	881,358
3.80%, 03/15/82 (Call 03/15/27),
(5-year CMT + 2.547%)(a)	115	92,047
4.45%, 06/20/25	480	468,287
4.63%, 07/15/27 (Call 06/15/27)	910	867,162
4.80%, 12/01/77 (Call 12/01/27),
(3-mo. LIBOR US + 2.409%)(a)	500	420,463
4.90%, 02/28/28 (Call 01/28/28)	1,160	1,108,906
5.00%, 02/28/30 (Call 12/28/29)	580	542,172
5.00%, 07/15/32 (Call 04/15/32)	650	590,898
5.05%, 02/28/33 (Call 11/28/32)	1,165	1,057,643
5.11%, 09/29/57 (Call 12/01/23)(b)	150	148,699

Security	Par (000)	Value

Electric (continued)
5.25%, 02/28/53 (Call 08/28/52)	$1,020	$828,344
5.65%, 05/01/79 (Call 05/01/29),
(3-mo. LIBOR US + 3.156%)(a)	454	400,685
5.75%, 09/01/25	295	293,595
6.05%, 03/01/25	650	649,720
NextEra Energy Operating Partners LP
3.88%, 10/15/26 (Call 07/15/26)(b)	386	351,075
4.50%, 09/15/27 (Call 06/15/27)(b)	410	367,573
Niagara Mohawk Power Corp.
1.96%, 06/27/30 (Call 03/27/30)(b)	428	327,569
2.76%, 01/10/32 (Call 10/10/31)(b)	370	284,302
3.03%, 06/27/50 (Call 12/27/49)(b)	302	164,593
4.12%, 11/28/42(b)	106	74,641
4.28%, 12/15/28 (Call 09/15/28)(b)	215	198,512
4.28%, 10/01/34 (Call 04/01/34)(b)	324	263,644
5.78%, 09/16/52 (Call 03/16/52)(b)	380	330,844
Northern States Power Co./MN
2.25%, 04/01/31 (Call 10/01/30)	230	180,566
2.60%, 06/01/51 (Call 12/01/50)	405	215,059
2.90%, 03/01/50 (Call 09/01/49)	554	318,621
3.20%, 04/01/52 (Call 10/01/51)	333	199,278
3.40%, 08/15/42 (Call 02/15/42)	415	283,333
3.60%, 05/15/46 (Call 11/15/45)	320	213,484
3.60%, 09/15/47 (Call 03/15/47)	241	161,638
4.00%, 08/15/45 (Call 02/15/45)	360	257,712
4.13%, 05/15/44 (Call 11/15/43)	330	244,706
4.50%, 06/01/52 (Call 12/01/51)	270	207,299
5.10%, 05/15/53 (Call 11/15/52)	350	296,735
5.35%, 11/01/39	434	393,240
6.20%, 07/01/37	303	301,113
6.25%, 06/01/36	125	124,563
NorthWestern Corp., 4.18%, 11/15/44 (Call 05/15/44)	525	376,142
NPC Ukrenergo, 6.88%, 11/09/28(d)(j)(k)	600	160,295
NRG Energy Inc.
2.00%, 12/02/25 (Call 11/02/25)(b)	565	513,984
2.45%, 12/02/27 (Call 10/02/27)(b)	675	568,704
3.38%, 02/15/29 (Call 02/15/24)(b)	365	297,568
3.63%, 02/15/31 (Call 02/15/26)(b)	740	558,353
3.88%, 02/15/32 (Call 02/15/27)(b)	816	609,485
4.45%, 06/15/29 (Call 03/15/29)(b)	681	588,274
5.25%, 06/15/29 (Call 06/15/24)(b)	550	486,336
5.75%, 01/15/28 (Call 11/16/23)	611	573,780
6.63%, 01/15/27 (Call 11/16/23)	274	266,314
7.00%, 03/15/33 (Call 12/15/32)(b)	510	480,920
NSTAR Electric Co.
1.95%, 08/15/31 (Call 05/15/31)	250	187,501
3.10%, 06/01/51 (Call 12/01/50)	412	240,716
3.20%, 05/15/27 (Call 02/15/27)	449	413,988
3.25%, 05/15/29 (Call 02/15/29)	335	296,538
3.95%, 04/01/30 (Call 01/01/30)	213	190,621
4.40%, 03/01/44 (Call 09/01/43)	300	231,678
4.55%, 06/01/52 (Call 12/01/51)	400	305,347
4.95%, 09/15/52 (Call 03/15/52)	275	223,852
5.50%, 03/15/40	130	116,844
NTPC Ltd.
4.25%, 02/26/26(d)	400	387,010
4.38%, 11/26/24(d)	200	196,407
4.50%, 03/19/28(d)	400	379,698
Oglethorpe Power Corp.
3.75%, 08/01/50 (Call 02/01/50)	260	164,234

66	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
4.50%, 04/01/47 (Call 10/01/46)	$680	$487,547
5.05%, 10/01/48 (Call 04/01/48)	361	279,406
5.25%, 09/01/50	258	207,352
5.38%, 11/01/40	130	107,342
5.95%, 11/01/39	340	308,546
6.19%, 01/01/31(b)	545	547,531
Ohio Edison Co.
5.50%, 01/15/33 (Call 10/15/32)(b)	275	255,535
6.88%, 07/15/36	297	304,593
Ohio Power Co.
4.00%, 06/01/49 (Call 12/01/48)	372	258,102
4.15%, 04/01/48 (Call 10/01/47)	15	10,683
5.00%, 06/01/33 (Call 03/01/33)	120	109,431
Series P, 2.60%, 04/01/30 (Call 01/01/30)	472	383,365
Series Q, 1.63%, 01/15/31 (Call 10/15/30)	239	177,452
Series R, 2.90%, 10/01/51 (Call 04/01/51)	315	176,109
Oklahoma Gas & Electric Co.
3.25%, 04/01/30 (Call 10/01/29)	70	59,156
3.30%, 03/15/30 (Call 09/15/29)	240	203,719
3.80%, 08/15/28 (Call 02/15/28)	205	187,570
3.85%, 08/15/47 (Call 02/15/47)	274	183,967
4.15%, 04/01/47 (Call 10/01/46)	393	279,580
5.40%, 01/15/33 (Call 07/15/32)	300	283,535
5.60%, 04/01/53 (Call 10/01/52)	185	163,126
OmGrid Funding Ltd., 5.20%, 05/16/27(d)	400	375,209
Oncor Electric Delivery Co. LLC
0.55%, 10/01/25 (Call 09/01/25)	425	385,978
2.70%, 11/15/51 (Call 05/15/51)	493	262,618
2.75%, 05/15/30 (Call 02/15/30)	950	784,654
2.95%, 04/01/25 (Call 01/01/25)	193	185,841
3.10%, 09/15/49 (Call 03/15/49)	647	384,053
3.70%, 11/15/28 (Call 08/15/28)	810	739,802
3.70%, 05/15/50 (Call 11/15/49)	280	186,629
3.75%, 04/01/45 (Call 10/01/44)	435	306,286
3.80%, 09/30/47 (Call 03/30/47)	458	314,333
3.80%, 06/01/49 (Call 12/01/48)	443	297,300
4.10%, 11/15/48 (Call 05/15/48)	148	106,693
4.15%, 06/01/32 (Call 03/01/32)	175	154,409
4.30%, 05/15/28 (Call 04/15/28)(b)	125	118,177
4.55%, 09/15/32 (Call 06/15/32)	390	348,475
4.55%, 12/01/41 (Call 06/01/41)	95	76,578
4.60%, 06/01/52 (Call 12/01/51)	413	319,721
4.95%, 09/15/52 (Call 03/15/52)	455	372,541
5.25%, 09/30/40	360	324,237
5.30%, 06/01/42 (Call 12/01/41)	358	324,735
5.35%, 10/01/52 (Call 04/01/52)	280	244,296
5.75%, 03/15/29 (Call 12/15/28)(c)	15	15,103
7.00%, 05/01/32	118	124,672
7.25%, 01/15/33	410	443,511
7.50%, 09/01/38	225	249,493
Oryx Funding Ltd., 5.80%, 02/03/31(d)	400	369,971
Pacific Gas and Electric Co.
2.10%, 08/01/27 (Call 06/01/27)	825	698,468
2.50%, 02/01/31 (Call 11/01/30)	1,590	1,178,813
2.95%, 03/01/26 (Call 12/01/25)	185	169,763
3.00%, 06/15/28 (Call 04/15/28)	705	596,934
3.15%, 01/01/26	1,245	1,151,794
3.25%, 06/01/31 (Call 03/01/31)	803	622,727
3.30%, 03/15/27 (Call 12/15/26)	555	497,310
3.30%, 12/01/27 (Call 09/01/27)	1,064	927,011
3.30%, 08/01/40 (Call 02/01/40)	1,076	654,056

Security	Par (000)	Value

Electric (continued)
3.45%, 07/01/25	$539	$510,900
3.50%, 06/15/25 (Call 03/15/25)	350	333,107
3.50%, 08/01/50 (Call 02/01/50)	1,280	713,440
3.75%, 07/01/28	350	306,647
3.75%, 08/15/42 (Call 02/15/42)	395	242,905
3.95%, 12/01/47 (Call 06/01/47)	662	395,786
4.00%, 12/01/46 (Call 06/01/46)	350	210,619
4.20%, 03/01/29 (Call 01/01/29)	1,080	942,187
4.20%, 06/01/41 (Call 12/01/40)	477	317,214
4.25%, 03/15/46 (Call 09/15/45)	343	216,457
4.30%, 03/15/45 (Call 09/15/44)	347	223,083
4.40%, 03/01/32 (Call 12/01/31)	400	328,998
4.45%, 04/15/42 (Call 10/15/41)	473	319,874
4.50%, 07/01/40 (Call 01/01/40)	1,071	761,247
4.55%, 07/01/30 (Call 01/01/30)	1,590	1,376,123
4.60%, 06/15/43 (Call 12/15/42)	285	194,669
4.65%, 08/01/28 (Call 05/01/28)	190	171,920
4.75%, 02/15/44 (Call 08/15/43)	501	349,139
4.95%, 06/08/25	620	605,314
4.95%, 07/01/50 (Call 01/01/50)	2,267	1,583,810
5.25%, 03/01/52 (Call 09/01/51)	445	321,844
5.45%, 06/15/27 (Call 05/15/27)	490	467,974
5.90%, 06/15/32 (Call 03/15/32)	580	528,634
6.10%, 01/15/29 (Call 12/15/28)	260	250,157
6.15%, 01/15/33 (Call 10/15/32)	610	562,524
6.40%, 06/15/33 (Call 03/15/33)	600	563,848
6.70%, 04/01/53 (Call 10/01/52)	420	373,187
6.75%, 01/15/53 (Call 07/15/52)	965	855,938
PacifiCorp
2.70%, 09/15/30 (Call 06/15/30)	54	43,158
2.90%, 06/15/52 (Call 12/15/51)	395	205,803
3.30%, 03/15/51 (Call 09/15/50)	593	339,275
3.50%, 06/15/29 (Call 03/15/29)	725	634,192
4.10%, 02/01/42 (Call 08/01/41)	320	226,019
4.13%, 01/15/49 (Call 07/15/48)	588	393,151
4.15%, 02/15/50 (Call 08/15/49)	481	322,428
5.25%, 06/15/35	95	84,048
5.35%, 12/01/53 (Call 06/01/53)	630	501,061
5.50%, 05/15/54 (Call 11/15/53)	650	529,667
5.75%, 04/01/37	185	169,613
6.00%, 01/15/39	565	517,689
6.10%, 08/01/36	75	71,924
6.25%, 10/15/37	917	870,672
6.35%, 07/15/38	94	91,394
7.70%, 11/15/31	175	192,406
Palomino Funding Trust I, 7.23%, 05/17/28 (Call 04/17/28)(b)	265	264,832
Pampa Energia SA, 7.50%, 01/24/27 (Call 11/30/23)(d)	450	418,514
Pattern Energy Operations LP/Pattern Energy Operations Inc., 4.50%, 08/15/28 (Call 12/01/23)(b)	515	448,017
PECO Energy Co.
2.80%, 06/15/50 (Call 12/15/49)	250	137,988
2.85%, 09/15/51 (Call 03/15/51)	315	173,467
3.00%, 09/15/49 (Call 03/15/49)	394	229,828
3.05%, 03/15/51 (Call 09/15/50)	160	92,963
3.15%, 10/15/25 (Call 07/15/25)	200	191,246
3.70%, 09/15/47 (Call 03/15/47)	395	271,255
3.90%, 03/01/48 (Call 09/01/47)	365	259,010
4.15%, 10/01/44 (Call 04/01/44)	135	100,417
4.38%, 08/15/52 (Call 02/15/52)	230	172,931

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
4.60%, 05/15/52 (Call 11/15/51)	$265	$206,202
4.90%, 06/15/33 (Call 03/15/33)	434	402,219
5.95%, 10/01/36	168	165,401
Pennsylvania Electric Co.
3.25%, 03/15/28 (Call 12/15/27)(b)	549	488,415
3.60%, 06/01/29 (Call 03/01/29)(b)	403	355,511
Pertamina Geothermal Energy PT, 5.15%, 04/27/28 (Call 03/27/28)(d)	200	193,497
Perusahaan Listrik Negara PT
3.88%, 07/17/29(d)	600	529,904
4.13%, 05/15/27(c)(d)	1,211	1,137,647
4.88%, 07/17/49(d)	600	421,707
5.25%, 05/15/47(c)(d)	400	303,036
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
3.00%, 06/30/30 (Call 03/30/30)(d)	400	325,015
3.38%, 02/05/30(d)	600	503,529
4.00%, 06/30/50 (Call 12/30/49)(c)(d)	800	485,892
4.38%, 02/05/50(d)	400	258,443
5.25%, 10/24/42(d)	400	312,046
5.38%, 01/25/29(d)	400	385,324
5.45%, 05/21/28(d)	400	388,080
6.15%, 05/21/48(d)	800	678,305
6.25%, 01/25/49(d)	400	343,263
PG&E Corp.
5.00%, 07/01/28 (Call 11/13/23)(c)	745	675,061
5.25%, 07/01/30 (Call 07/01/25)	765	669,927
PG&E Recovery Funding LLC, 5.05%, 07/15/34	190	183,022
Pike Corp., 5.50%, 09/01/28 (Call 12/01/23)(b)	530	453,371
Pinnacle West Capital Corp., 1.30%, 06/15/25 (Call 05/15/25)	295	273,453
Potomac Electric Power Co.
4.15%, 03/15/43 (Call 09/15/42)	583	441,778
6.50%, 11/15/37	240	243,480
PPL Capital Funding Inc.
3.10%, 05/15/26 (Call 02/15/26)	458	428,215
4.13%, 04/15/30 (Call 01/15/30)	55	48,653
PPL Electric Utilities Corp.
3.00%, 10/01/49 (Call 04/01/49)	260	154,746
3.95%, 06/01/47 (Call 12/01/46)	420	299,395
4.13%, 06/15/44 (Call 12/15/43)	373	275,249
4.15%, 10/01/45 (Call 04/01/45)	160	118,120
4.15%, 06/15/48 (Call 12/15/47)	270	198,958
4.75%, 07/15/43 (Call 01/15/43)	110	89,803
5.00%, 05/15/33 (Call 02/15/33)	425	393,996
5.25%, 05/15/53 (Call 11/15/52)	640	552,168
6.25%, 05/15/39	85	84,391
Progress Energy Inc.
6.00%, 12/01/39	355	329,985
7.00%, 10/30/31	185	193,687
7.75%, 03/01/31	381	406,928
Public Service Co. of Colorado
1.88%, 06/15/31 (Call 12/15/30)	10	7,504
3.60%, 09/15/42 (Call 03/15/42)	265	181,075
3.70%, 06/15/28 (Call 12/15/27)	275	251,016
3.80%, 06/15/47 (Call 12/15/46)	579	389,058
4.05%, 09/15/49 (Call 03/15/49)	414	284,805
4.10%, 06/01/32 (Call 03/01/32)	210	181,860
4.10%, 06/15/48 (Call 12/15/47)	95	66,149
4.30%, 03/15/44 (Call 09/15/43)	316	235,496
4.50%, 06/01/52 (Call 12/01/51)	355	260,856

Security	Par (000)	Value

Electric (continued)
5.25%, 04/01/53 (Call 10/01/52)	$700	$585,224
6.50%, 08/01/38	145	145,142
Series 17, 6.25%, 09/01/37	198	192,069
Series 34, 3.20%, 03/01/50 (Call 09/01/49)	273	161,329
Series 35, 1.90%, 01/15/31 (Call 07/15/30)	515	390,228
Series 36, 2.70%, 01/15/51 (Call 07/15/50)	500	262,086
Public Service Co. of New Hampshire
3.60%, 07/01/49 (Call 01/01/49)	279	186,966
5.15%, 01/15/53 (Call 07/15/52)	175	149,307
5.35%, 10/01/33 (Call 07/01/33)	345	328,936
Series V, 2.20%, 06/15/31 (Call 03/15/31)	165	127,719
Public Service Co. of Oklahoma
5.25%, 01/15/33 (Call 10/15/32)	415	382,790
Series J, 2.20%, 08/15/31 (Call 05/15/31)	300	226,178
Series K, 3.15%, 08/15/51 (Call 02/15/51)	420	238,847
Public Service Electric & Gas Co.
0.95%, 03/15/26 (Call 02/15/26)	40	36,055
1.90%, 08/15/31 (Call 05/15/31)	485	366,694
2.05%, 08/01/50 (Call 02/01/50)	173	82,804
2.25%, 09/15/26 (Call 06/15/26)	480	438,996
2.45%, 01/15/30 (Call 10/15/29)	565	464,394
2.70%, 05/01/50 (Call 11/01/49)	401	223,256
3.00%, 05/15/25 (Call 02/15/25)	24	23,096
3.00%, 05/15/27 (Call 02/15/27)	470	431,607
3.00%, 03/01/51 (Call 09/01/50)	10	5,891
3.10%, 03/15/32 (Call 12/15/31)	15	12,289
3.15%, 01/01/50 (Call 07/01/49)	571	350,666
3.20%, 05/15/29 (Call 02/15/29)	234	206,070
3.20%, 08/01/49 (Call 02/01/49)	465	287,475
3.60%, 12/01/47 (Call 06/01/47)	360	243,709
3.65%, 09/01/28 (Call 06/01/28)	725	663,421
3.65%, 09/01/42 (Call 03/01/42)	279	200,311
3.70%, 05/01/28 (Call 02/01/28)	460	425,218
3.80%, 01/01/43 (Call 07/01/42)	180	131,125
3.80%, 03/01/46 (Call 09/01/45)	638	450,404
3.85%, 05/01/49 (Call 11/01/48)	578	403,931
3.95%, 05/01/42 (Call 11/01/41)	150	112,453
4.05%, 05/01/48 (Call 11/01/47)	90	66,038
4.65%, 03/15/33 (Call 12/15/32)	240	218,824
4.90%, 12/15/32 (Call 09/15/32)	690	640,979
5.13%, 03/15/53 (Call 09/15/52)	185	159,134
5.50%, 03/01/40	205	187,764
5.80%, 05/01/37	250	238,224
Public Service Electric and Gas Co., 5.20%, 08/01/33 (Call 05/01/33)	255	242,005
Public Service Enterprise Group Inc.
0.80%, 08/15/25 (Call 07/15/25)	435	398,060
1.60%, 08/15/30 (Call 05/15/30)	565	424,503
2.45%, 11/15/31 (Call 08/15/31)	5	3,786
5.85%, 11/15/27 (Call 10/15/27)	100	99,517
5.88%, 10/15/28 (Call 09/15/28)	375	371,136
6.13%, 10/15/33 (Call 07/15/33)	375	365,878
Puget Energy Inc.
2.38%, 06/15/28 (Call 04/15/28)	455	384,932
3.65%, 05/15/25 (Call 02/15/25)	545	523,053
4.10%, 06/15/30 (Call 03/15/30)	179	153,062
4.22%, 03/15/32 (Call 12/15/31)	295	245,558
Puget Sound Energy Inc.
3.25%, 09/15/49 (Call 03/15/49)	632	378,691
4.22%, 06/15/48 (Call 12/15/47)	375	271,481
4.30%, 05/20/45 (Call 11/20/44)	276	201,200

68	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
5.64%, 04/15/41 (Call 10/15/40)	$245	$219,210
5.76%, 10/01/39	409	372,876
5.80%, 03/15/40	430	392,032
6.27%, 03/15/37	245	238,101
ReNew Wind Energy AP2/ReNew Power Pvt Ltd. other 9 Subsidiaries, 4.50%, 07/14/28 (Call 11/10/23)(d)	400	328,687
RH International Singapore Corp. Pte Ltd., 4.50%, 03/27/28(d)	200	185,227
Rochester Gas and Electric Corp., 3.10%, 06/01/27 (Call 03/01/27)(b)	700	635,518
Ruwais Power Co. PJSC, 6.00%, 08/31/36(d)	600	581,735
San Diego Gas & Electric Co.
2.50%, 05/15/26 (Call 02/15/26)	496	458,968
3.70%, 03/15/52 (Call 09/15/51)	25	16,266
4.15%, 05/15/48 (Call 11/15/47)	280	202,405
4.50%, 08/15/40	232	186,011
4.95%, 08/15/28 (Call 07/15/28)	940	906,472
5.35%, 04/01/53 (Call 10/01/52)	265	227,034
6.00%, 06/01/39	225	215,653
Series RRR, 3.75%, 06/01/47 (Call 12/01/46)	636	427,679
Series TTT, 4.10%, 06/15/49 (Call 12/15/48)	697	482,193
Series UUU, 3.32%, 04/15/50 (Call 10/15/49)	180	108,162
Series VVV, 1.70%, 10/01/30 (Call 07/01/30)	874	661,498
Series WWW, 2.95%, 08/15/51 (Call 02/15/51)	475	269,704
Series XXX, 3.00%, 03/15/32 (Call 12/15/31)	370	298,101
Saudi Electricity Global Sukuk Co. 2, 5.06%, 04/08/43(d)	600	512,361
Saudi Electricity Global Sukuk Co. 3, 5.50%, 04/08/44(d)	800	712,950
Saudi Electricity Global Sukuk Co. 4, 4.72%, 09/27/28(d)	800	773,140
Saudi Electricity Global Sukuk Co. 5
1.74%, 09/17/25(d)	400	369,666
2.41%, 09/17/30(d)	1,200	987,284
Saudi Electricity Sukuk Programme Co.
4.63%, 04/11/33(d)	600	553,706
5.68%, 04/11/53(d)	500	432,925
Sempra Energy
3.25%, 06/15/27 (Call 03/15/27)	928	841,521
3.30%, 04/01/25 (Call 03/01/25)	195	187,530
3.40%, 02/01/28 (Call 11/01/27)	792	713,523
3.70%, 04/01/29 (Call 02/01/29)	305	270,584
3.80%, 02/01/38 (Call 08/01/37)	393	293,096
4.00%, 02/01/48 (Call 08/01/47)	593	404,327
4.13%, 04/01/52 (Call 01/01/27),
(5-year CMT + 2.868%)(a)	700	546,909
5.40%, 08/01/26 (Call 07/01/26)	350	344,848
5.50%, 08/01/33 (Call 05/01/33)	375	348,606
6.00%, 10/15/39	646	590,972
Sierra Pacific Power Co.
2.60%, 05/01/26 (Call 02/01/26)	478	443,972
5.90%, 03/15/54 (Call 09/15/53)(b)	250	225,628
Sinosing Services Pte Ltd., 2.63%, 02/20/30(d)	400	327,023
SMC Global Power Holdings Corp.
5.45%, (Call 12/09/26),
(5-year CMT + 7.155%)(a)(d)(f)	400	273,542

Security	Par (000)	Value

Electric (continued)
5.70%, (Call 01/21/26),
(5-year CMT + 6.554%)(a)(d)(f)	$600	$429,730
7.00%, (Call 10/21/25),
(5-year CMT + 9.199%)(a)(d)(f)	400	320,895
Southern California Edison Co.
2.25%, 06/01/30 (Call 03/01/30)	922	726,738
2.75%, 02/01/32 (Call 11/01/31)	425	330,882
2.85%, 08/01/29 (Call 05/01/29)	315	267,343
3.45%, 02/01/52 (Call 08/01/51)	135	80,813
3.65%, 02/01/50 (Call 08/01/49)	875	555,804
4.00%, 04/01/47 (Call 10/01/46)	1,090	747,334
4.05%, 03/15/42 (Call 09/15/41)	558	398,993
4.50%, 09/01/40 (Call 03/01/40)	375	290,753
4.65%, 10/01/43 (Call 04/01/43)	595	459,607
4.90%, 06/01/26 (Call 05/01/26)	245	238,906
5.30%, 03/01/28 (Call 02/01/28)	80	78,219
5.50%, 03/15/40	440	386,085
5.63%, 02/01/36	318	290,296
5.65%, 10/01/28 (Call 09/01/28)	65	64,360
5.70%, 03/01/53 (Call 09/01/52)	150	130,445
5.85%, 11/01/27 (Call 10/01/27)	230	229,951
5.88%, 12/01/53 (Call 06/01/53)	390	347,499
5.95%, 11/01/32 (Call 08/01/32)	315	307,543
6.00%, 01/15/34	418	404,836
6.05%, 03/15/39	493	458,325
6.65%, 04/01/29	519	526,217
Series 04-G, 5.75%, 04/01/35	320	302,523
Series 05-E, 5.35%, 07/15/35	255	234,012
Series 06-E, 5.55%, 01/15/37	225	202,629
Series 08-A, 5.95%, 02/01/38	365	339,297
Series 13-A, 3.90%, 03/15/43 (Call 09/15/42)	440	305,146
Series 2020-C, 1.20%, 02/01/26 (Call 01/01/26)	265	238,608
Series 20A, 2.95%, 02/01/51 (Call 08/01/50)	195	108,388
Series A, 4.20%, 03/01/29 (Call 12/01/28)	594	546,136
Series B, 3.65%, 03/01/28 (Call 12/01/27)	328	300,442
Series B, 4.88%, 03/01/49 (Call 09/01/48)	666	519,512
Series C, 3.60%, 02/01/45 (Call 08/01/44)	597	388,167
Series C, 4.13%, 03/01/48 (Call 09/01/47)	1,213	841,744
Series C, 4.20%, 06/01/25	320	311,681
Series D, 4.70%, 06/01/27 (Call 05/01/27)	705	677,227
Series E, 3.70%, 08/01/25 (Call 06/01/25)	715	686,508
Series E, 5.45%, 06/01/52 (Call 12/01/51)	260	217,401
Series G, 2.50%, 06/01/31 (Call 03/01/31)	360	279,890
Series H, 3.65%, 06/01/51 (Call 12/01/50)	185	115,958
Southern Co. (The)
3.25%, 07/01/26 (Call 04/01/26)	1,713	1,601,530
4.25%, 07/01/36 (Call 01/01/36)	570	460,315
4.40%, 07/01/46 (Call 01/01/46)	1,274	939,952
4.85%, 06/15/28 (Call 04/15/28)	460	439,951
5.15%, 10/06/25	405	400,354
5.20%, 06/15/33 (Call 12/15/32)	465	427,389
5.50%, 03/15/29 (Call 01/15/29)	270	264,613
5.70%, 10/15/32 (Call 04/15/32)	275	263,478
5.70%, 03/15/34 (Call 09/15/33)	460	437,717
Series 21-A, 3.75%, 09/15/51 (Call 06/15/26), (5-year CMT + 2.915%)(a)	344	292,365
Series A, 3.70%, 04/30/30 (Call 01/30/30)	1,055	914,749
Series B, 4.00%, 01/15/51 (Call 10/15/25), (5-year CMT + 3.733%)(a)	873	795,874

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Southern Power Co.
0.90%, 01/15/26 (Call 12/15/25)	$130	$116,401
4.15%, 12/01/25 (Call 09/01/25)	877	846,777
5.15%, 09/15/41	585	480,023
5.25%, 07/15/43	220	178,667
Series F, 4.95%, 12/15/46 (Call 06/15/46)	466	357,081
Southwestern Electric Power Co.
3.25%, 11/01/51 (Call 05/01/51)	550	310,293
5.30%, 04/01/33 (Call 01/01/33)	490	450,961
6.20%, 03/15/40	355	332,210
Series J, 3.90%, 04/01/45 (Call 10/01/44)	427	283,393
Series K, 2.75%, 10/01/26 (Call 07/01/26)	749	685,350
Series L, 3.85%, 02/01/48 (Call 08/01/47)	438	280,543
Series M, 4.10%, 09/15/28 (Call 06/15/28)	690	632,657
Series N, 1.65%, 03/15/26 (Call 02/15/26)	290	262,523
Southwestern Public Service Co.
3.40%, 08/15/46 (Call 02/15/46)	130	79,054
3.70%, 08/15/47 (Call 02/15/47)	475	308,119
3.75%, 06/15/49 (Call 12/15/48)	275	178,382
4.50%, 08/15/41 (Call 02/15/41)	65	50,169
Series 6, 4.40%, 11/15/48 (Call 05/15/48)	261	188,406
Series 8, 3.15%, 05/01/50 (Call 11/01/49)	285	164,679
SP Group Treasury Pte. Ltd., 3.38%, 02/27/29 (Call 11/27/28)(b)	500	452,279
SP PowerAssets Ltd.
3.00%, 09/26/27(b)(c)	600	549,411
3.25%, 11/24/25(b)	200	191,240
SPIC MTN Co. Ltd., 1.63%, 07/27/25(d)	1,300	1,210,397
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38 (Call 10/14/29)(d)	600	495,835
State Grid Europe Development 2014 PLC, 3.13%, 04/07/25 (Call 03/07/25)(d)	400	385,987
State Grid Overseas Investment 2013 Ltd., 4.38%, 05/22/43(b)(c)	200	163,273
State Grid Overseas Investment 2014 Ltd., 4.85%, 05/07/44(d)	200	173,181
State Grid Overseas Investment 2016 Ltd.
1.00%, 08/05/25 (Call 07/05/25)(d)	200	184,445
3.50%, 05/04/27(d)	1,700	1,595,112
4.25%, 05/02/28(d)	800	761,994
State Grid Overseas Investment BVI Ltd.
1.13%, 09/08/26 (Call 08/08/26)(d)	400	354,206
1.63%, 08/05/30 (Call 05/05/30)(d)	1,900	1,484,549
2.88%, 05/18/26(d)	400	375,393
4.00%, 05/04/47(d)	200	150,028
System Energy Resources Inc., 6.00%, 04/15/28 (Call 03/15/28)	275	265,422
Tabreed Sukuk Spc Ltd., 5.50%, 10/31/25(d)	400	395,163
Talen Energy Supply LLC, 8.63%, 06/01/30 (Call 06/01/26)(b)	895	910,402
Tampa Electric Co.
2.40%, 03/15/31 (Call 12/15/30)	163	126,386
3.45%, 03/15/51 (Call 09/15/50)	220	133,121
3.63%, 06/15/50 (Call 12/15/49)	255	162,606
4.10%, 06/15/42 (Call 12/15/41)	459	338,773
4.30%, 06/15/48 (Call 12/15/47)	295	213,202
4.35%, 05/15/44 (Call 11/15/43)	299	221,125
4.45%, 06/15/49 (Call 12/15/48)	305	224,394
5.00%, 07/15/52 (Call 01/15/52)	245	195,951
Terraform Global Operating LP, 6.13%, 03/01/26 (Call 12/01/23)(b)	305	293,760

Security	Par (000)	Value

Electric (continued)
Three Gorges Finance I Cayman Islands Ltd.
1.30%, 09/22/25(d)	$800	$738,301
2.15%, 09/22/30 (Call 06/22/30)(d)	400	322,346
3.15%, 06/02/26(d)	1,200	1,132,272
3.20%, 10/16/49 (Call 04/16/49)(d)	200	122,750
3.70%, 06/10/25(d)	200	194,058
Tierra Mojada Luxembourg II Sarl, 5.75%, 12/01/40(d)	548	436,405
TNB Global Ventures Capital Bhd
3.24%, 10/19/26(d)	600	559,139
4.85%, 11/01/28(d)	600	575,024
Toledo Edison Co. (The), 6.15%, 05/15/37	122	117,792
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25 (Call 03/01/25)(b)	120	115,888
TransAlta Corp.
6.50%, 03/15/40	261	231,582
7.75%, 11/15/29 (Call 11/15/25)	293	293,171
Transelec SA
3.88%, 01/12/29 (Call 10/16/28)(b)	414	372,586
4.25%, 01/14/25 (Call 10/14/24)(d)	200	194,427
Trinidad Generation UnLtd, 5.25%, 11/04/27(d)	200	191,254
Tri-State Generation & Transmission Association Inc., 6.00%, 06/15/40(b)	210	177,371
Tucson Electric Power Co.
1.50%, 08/01/30 (Call 05/01/30)	250	186,312
3.05%, 03/15/25 (Call 12/15/24)	50	48,237
3.25%, 05/15/32 (Call 02/15/32)(c)	275	223,195
3.25%, 05/01/51 (Call 11/01/50)	240	138,466
4.00%, 06/15/50 (Call 12/15/49)	247	165,534
4.85%, 12/01/48 (Call 06/01/48)	208	160,529
5.50%, 04/15/53 (Call 10/15/52)	315	269,198
Union Electric Co.
2.15%, 03/15/32 (Call 12/15/31)	460	344,383
2.63%, 03/15/51 (Call 09/15/50)	360	190,996
2.95%, 06/15/27 (Call 03/15/27)	75	68,453
2.95%, 03/15/30 (Call 12/15/29)	187	157,303
3.25%, 10/01/49 (Call 04/01/49)	187	109,980
3.50%, 03/15/29 (Call 12/15/28)	558	498,805
3.65%, 04/15/45 (Call 10/15/44)	435	290,022
3.90%, 09/15/42 (Call 03/15/42)	502	360,181
3.90%, 04/01/52 (Call 10/01/51)	95	65,490
4.00%, 04/01/48 (Call 10/01/47)	427	296,624
5.30%, 08/01/37	170	155,215
5.45%, 03/15/53 (Call 09/15/52)	450	392,827
8.45%, 03/15/39	140	164,392
Virginia Electric & Power Co.
2.30%, 11/15/31 (Call 08/15/31)	725	553,673
2.40%, 03/30/32 (Call 12/30/31)	250	189,970
2.45%, 12/15/50 (Call 06/15/50)	747	379,657
2.95%, 11/15/51 (Call 05/15/51)	535	298,401
3.30%, 12/01/49 (Call 06/01/49)	409	249,202
4.00%, 01/15/43 (Call 07/15/42)	425	309,490
4.45%, 02/15/44 (Call 08/15/43)	445	335,994
4.60%, 12/01/48 (Call 06/01/48)	265	202,749
5.00%, 04/01/33 (Call 01/01/33)	495	451,447
5.45%, 04/01/53 (Call 10/01/52)	510	437,081
6.35%, 11/30/37	438	426,190
8.88%, 11/15/38	617	744,209
Series A, 2.88%, 07/15/29 (Call 04/15/29)	205	176,169
Series A, 3.10%, 05/15/25 (Call 02/15/25)	445	426,939
Series A, 3.15%, 01/15/26 (Call 10/15/25)	585	554,580

70	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Series A, 3.50%, 03/15/27 (Call 12/15/26)	$499	$463,764
Series A, 3.80%, 04/01/28 (Call 01/01/28)	590	544,445
Series A, 6.00%, 05/15/37	101	96,490
Series B, 2.95%, 11/15/26 (Call 08/15/26)	289	266,685
Series B, 3.75%, 05/15/27 (Call 04/15/27)	495	464,038
Series B, 3.80%, 09/15/47 (Call 03/15/47)	566	378,873
Series B, 4.20%, 05/15/45 (Call 11/15/44)	250	180,070
Series B, 6.00%, 01/15/36	310	298,451
Series C, 4.00%, 11/15/46 (Call 05/15/46)	540	374,624
Series C, 4.63%, 05/15/52 (Call 11/15/51)	490	370,750
Series D, 4.65%, 08/15/43 (Call 02/15/43)	363	282,670
Virginia Electric and Power Co.
5.30%, 08/15/33 (Call 05/15/33)	465	430,820
5.70%, 08/15/53 (Call 02/15/53)	375	331,891
Vistra Operations Co. LLC
3.70%, 01/30/27 (Call 11/30/26)(b)	852	774,677
4.30%, 07/15/29 (Call 04/15/29)(b)	682	593,620
4.38%, 05/01/29 (Call 05/01/24)(b)	906	768,006
5.00%, 07/31/27 (Call 11/13/23)(b)	955	876,168
5.13%, 05/13/25(b)	10	9,771
5.50%, 09/01/26 (Call 11/13/23)(b)	735	700,722
5.63%, 02/15/27 (Call 11/13/23)(b)	956	899,707
6.95%, 10/15/33 (Call 07/15/33)(b)	445	422,644
7.75%, 10/15/31 (Call 10/15/26)(b)	815	786,842
WEC Energy Group Inc.
1.38%, 10/15/27 (Call 08/15/27)	335	282,434
1.80%, 10/15/30 (Call 07/15/30)	305	228,097
2.20%, 12/15/28 (Call 10/15/28)	105	87,267
4.75%, 01/09/26 (Call 12/09/25)	970	945,792
4.75%, 01/15/28 (Call 12/15/27)	525	501,581
5.00%, 09/27/25 (Call 08/27/25)	515	507,481
5.15%, 10/01/27 (Call 09/01/27)	520	507,027
5.60%, 09/12/26 (Call 08/12/26)	290	288,200
Wisconsin Electric Power Co.
1.70%, 06/15/28 (Call 04/15/28)	310	262,135
2.05%, 12/15/24 (Call 11/15/24)	255	244,736
4.30%, 10/15/48 (Call 04/15/48)	272	201,185
4.75%, 09/30/32 (Call 06/30/32)	180	165,665
5.63%, 05/15/33	125	122,412
Wisconsin Power & Light Co., 4.95%, 04/01/33
(Call 01/01/33)	65	59,526
Wisconsin Power and Light Co.
1.95%, 09/16/31 (Call 06/16/31)	265	196,613
3.00%, 07/01/29 (Call 04/01/29)	67	57,938
3.05%, 10/15/27 (Call 07/15/27)	165	150,143
3.65%, 04/01/50 (Call 10/01/49)	305	194,723
3.95%, 09/01/32 (Call 06/01/32)	395	339,841
6.38%, 08/15/37	150	148,513
Wisconsin Public Service Corp.
2.85%, 12/01/51 (Call 06/01/51)	415	227,871
3.30%, 09/01/49 (Call 03/01/49)	280	171,422
3.67%, 12/01/42	235	157,829
4.75%, 11/01/44 (Call 05/01/44)	405	323,177
5.35%, 11/10/25 (Call 10/10/25)	180	179,294
Xcel Energy Inc.
1.75%, 03/15/27 (Call 02/15/27)	400	348,803
2.35%, 11/15/31 (Call 05/15/31)	370	276,182
2.60%, 12/01/29 (Call 06/01/29)	470	388,425
3.30%, 06/01/25 (Call 12/01/24)	339	325,145
3.35%, 12/01/26 (Call 06/01/26)	936	868,371
3.40%, 06/01/30 (Call 12/01/29)	771	653,203

Security	Par (000)	Value

Electric (continued)
3.50%, 12/01/49 (Call 06/01/49)	$363	$224,555
4.00%, 06/15/28 (Call 12/15/27)	290	268,065
4.60%, 06/01/32 (Call 12/01/31)	490	433,250
5.45%, 08/15/33 (Call 02/15/33)	600	558,969
6.50%, 07/01/36	80	79,717
Zhejiang Energy International Ltd., 1.74%, 07/20/26(d)	400	358,233

		491,123,243

Electrical Components & Equipment — 0.0%
Acuity Brands Lighting Inc., 2.15%, 12/15/30
(Call 09/15/30)	330	249,854
Emerson Electric Co.
0.88%, 10/15/26 (Call 09/15/26)	1,148	1,008,710
1.80%, 10/15/27 (Call 08/15/27)	969	845,650
1.95%, 10/15/30 (Call 07/15/30)	745	585,121
2.00%, 12/21/28 (Call 10/21/28)	900	762,379
2.20%, 12/21/31 (Call 09/21/31)	805	625,218
2.75%, 10/15/50 (Call 04/15/50)	414	232,481
2.80%, 12/21/51 (Call 06/21/51)	660	374,149
3.15%, 06/01/25 (Call 03/01/25)	135	130,278
5.25%, 11/15/39	55	49,753
Energizer Holdings Inc.
4.38%, 03/31/29 (Call 12/01/23)(b)	570	467,602
4.75%, 06/15/28 (Call 12/01/23)(b)	440	377,961
6.50%, 12/31/27 (Call 08/31/24)(b)	235	220,432
EnerSys, 4.38%, 12/15/27 (Call 09/15/27)(b)	250	223,743
Molex Electronic Technologies LLC, 3.90%, 04/15/25 (Call 01/15/25)(b)	85	81,033
WESCO Distribution Inc.
7.13%, 06/15/25 (Call 12/01/23)(b)	1,101	1,102,597
7.25%, 06/15/28 (Call 12/01/23)(b)	969	963,753

		8,300,714

Electronics — 0.2%
Allegion PLC, 3.50%, 10/01/29 (Call 07/01/29)	375	320,694
Allegion U.S. Holding Co. Inc.
3.55%, 10/01/27 (Call 07/01/27)	241	216,877
5.41%, 07/01/32 (Call 04/01/32)	340	310,637
Amphenol Corp.
2.05%, 03/01/25 (Call 02/01/25)	202	192,506
2.20%, 09/15/31 (Call 06/15/31)	475	362,419
2.80%, 02/15/30 (Call 11/15/29)	705	586,174
4.35%, 06/01/29 (Call 03/01/29)	823	767,885
Arrow Electronics Inc.
2.95%, 02/15/32 (Call 11/15/31)	410	311,047
3.88%, 01/12/28 (Call 10/12/27)	378	341,734
4.00%, 04/01/25 (Call 01/01/25)	274	264,623
6.13%, 03/01/26 (Call 03/01/24)	225	223,270
Atkore Inc., 4.25%, 06/01/31 (Call 06/01/26)(b)	258	213,218
Avnet Inc.
3.00%, 05/15/31 (Call 02/15/31)	290	219,365
4.63%, 04/15/26 (Call 01/15/26)	831	797,296
5.50%, 06/01/32 (Call 03/01/32)	670	597,716
6.25%, 03/15/28 (Call 02/15/28)	485	478,328
Competition Team Technologies Ltd., 4.25%, 03/12/29(d)	600	546,678
Flex Ltd.
3.75%, 02/01/26 (Call 01/01/26)	510	482,711
4.75%, 06/15/25 (Call 03/15/25)	202	196,999
4.88%, 06/15/29 (Call 03/15/29)	836	765,662
4.88%, 05/12/30 (Call 02/12/30)	428	388,228
6.00%, 01/15/28 (Call 12/15/27)	290	286,952

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electronics (continued)
Fortive Corp.
3.15%, 06/15/26 (Call 03/15/26)	$1,098	$1,022,791
4.30%, 06/15/46 (Call 12/15/45)	397	287,920
Foxconn Far East Ltd.
1.63%, 10/28/25(d)	600	549,683
2.50%, 10/28/30(d)	400	310,885
Honeywell International Inc.
1.10%, 03/01/27 (Call 02/01/27)	880	768,078
1.35%, 06/01/25 (Call 05/01/25)	1,726	1,621,401
1.75%, 09/01/31 (Call 06/01/31)	740	554,397
1.95%, 06/01/30 (Call 03/01/30)	925	734,770
2.50%, 11/01/26 (Call 08/01/26)	1,333	1,232,537
2.70%, 08/15/29 (Call 05/15/29)	585	503,122
2.80%, 06/01/50 (Call 12/01/49)	721	448,334
3.81%, 11/21/47 (Call 05/21/47)	414	296,167
4.25%, 01/15/29 (Call 12/15/28)	260	245,278
4.50%, 01/15/34 (Call 10/15/33)	465	417,785
4.85%, 11/01/24	850	843,235
4.95%, 02/15/28 (Call 01/15/28)	425	419,794
5.00%, 02/15/33 (Call 11/15/32)	510	481,644
5.38%, 03/01/41	100	92,277
5.70%, 03/15/36	714	697,959
5.70%, 03/15/37	322	314,194
Hubbell Inc.
2.30%, 03/15/31 (Call 12/15/30)	5	3,873
3.35%, 03/01/26 (Call 12/01/25)	5	4,737
3.50%, 02/15/28 (Call 11/15/27)	465	427,020
II-VI Inc., 5.00%, 12/15/29 (Call 12/14/24)(b)(c)	760	645,677
Imola Merger Corp., 4.75%, 05/15/29 (Call 05/15/24)(b)	1,471	1,284,544
Jabil Inc.
1.70%, 04/15/26 (Call 03/15/26)	710	638,934
3.00%, 01/15/31 (Call 10/15/30)	471	372,846
3.60%, 01/15/30 (Call 10/15/29)	492	417,407
3.95%, 01/12/28 (Call 10/12/27)	572	521,151
4.25%, 05/15/27 (Call 04/15/27)	435	408,047
5.45%, 02/01/29 (Call 01/01/29)	120	115,395
Keysight Technologies Inc.
3.00%, 10/30/29 (Call 07/30/29)	828	695,710
4.60%, 04/06/27 (Call 01/06/27)	923	880,014
Legrand France SA, 8.50%, 02/15/25	20	20,785
Likewize Corp., 9.75%, 10/15/25 (Call 11/13/23)(b)	310	308,160
Sensata Technologies BV
4.00%, 04/15/29 (Call 04/15/24)(b)	750	637,835
5.00%, 10/01/25(b)	561	546,235
5.63%, 11/01/24(b)	300	297,417
5.88%, 09/01/30 (Call 09/01/25)(b)	520	474,954
Sensata Technologies Inc.
3.75%, 02/15/31 (Call 02/15/26)(b)	540	432,276
4.38%, 02/15/30 (Call 11/15/29)(b)	340	286,823
TD SYNNEX Corp.
1.75%, 08/09/26 (Call 07/09/26)	780	682,424
2.38%, 08/09/28 (Call 06/09/28)	575	471,681
2.65%, 08/09/31 (Call 05/09/31)	415	304,000
Trimble Inc.
4.75%, 12/01/24 (Call 09/01/24)	499	491,388
4.90%, 06/15/28 (Call 03/15/28)	181	171,355
6.10%, 03/15/33 (Call 12/15/32)	285	272,058
TTM Technologies Inc., 4.00%, 03/01/29 (Call 03/01/24)(b)	395	324,507

Security	Par (000)	Value

Electronics (continued)
Tyco Electronics Group SA
2.50%, 02/04/32 (Call 12/04/31)	$125	$97,869
3.13%, 08/15/27 (Call 05/15/27)	515	472,046
3.70%, 02/15/26 (Call 11/15/25)	155	148,390
4.50%, 02/13/26	805	785,896
7.13%, 10/01/37	384	409,880
Vontier Corp.
1.80%, 04/01/26 (Call 03/01/26)	678	605,324
2.40%, 04/01/28 (Call 02/01/28)	704	581,097
2.95%, 04/01/31 (Call 01/01/31)	593	445,248

		36,396,273

Energy - Alternate Sources — 0.1%
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy, 6.25%, 12/10/24(d)	400	381,021
Aydem Yenilenebilir Enerji AS, 7.75%, 02/02/27 (Call 02/02/24)(d)	600	525,701
Contemporary Ruiding Development Ltd.
1.50%, 09/09/26(d)	800	709,070
1.88%, 09/17/25 (Call 08/17/25)(d)	800	743,032
2.63%, 09/17/30 (Call 06/17/30)(d)	200	159,906
Enviva Partners LP/Enviva Partners Finance Corp., 6.50%, 01/15/26 (Call 12/01/23)(b)(c)	580	407,571
Greenko Dutch BV, 3.85%, 03/29/26 (Call 11/30/23)(d)	740	660,615
Greenko Power II Ltd., 4.30%, 12/13/28 (Call 12/14/24)(d)	557	466,819
Greenko Solar Mauritius Ltd.
5.55%, 01/29/25 (Call 11/30/23)(d)	400	383,857
5.95%, 07/29/26 (Call 11/30/23)(d)	400	369,583
Greenko Wind Projects Mauritius Ltd., 5.50%, 04/06/25 (Call 04/06/24)(d)	600	570,609
Hanwha Q Cells Americas Holdings Corp., 5.00%, 07/27/28	200	193,096
Masdar Abu Dhabi Future Energy Co., 4.88%, 07/25/33(d)	400	364,098
MSU Energy SA/UGEN SA/UENSA SA, 6.88%, 02/01/25 (Call 11/30/23)(d)	550	387,174
SK Battery America Inc., 2.13%, 01/26/26(d)	600	541,104
Sunnova Energy Corp.
5.88%, 09/01/26 (Call 12/01/23)(b)(c)	295	238,755
11.75%, 10/01/28 (Call 04/01/28)(c)	300	255,911
Sweihan PV Power Co. PJSC, 3.63%, 01/31/49(d)	582	431,779
TerraForm Power Operating LLC
4.75%, 01/15/30 (Call 01/15/25)(b)	515	438,038
5.00%, 01/31/28 (Call 07/31/27)(b)	515	471,430
Topaz Solar Farms LLC
4.88%, 09/30/39(b)	90	80,360
5.75%, 09/30/39(b)	423	385,734
Vena Energy Capital Pte Ltd., 3.13%, 02/26/25(d)	400	380,227

		9,545,490

Engineering & Construction — 0.1%
AECOM, 5.13%, 03/15/27 (Call 12/15/26)	732	690,239
Aeropuerto Internacional de Tocumen SA
4.00%, 08/11/41 (Call 08/11/40)(d)	400	284,481
5.13%, 08/11/61 (Call 08/11/60)(d)	1,000	669,553
America Movil SAB de CV, 5.38%, 04/04/32 (Call 01/04/32)(d)	645	541,092
Anhui Transportation Holding Group HK Ltd., 1.62%, 08/26/26(d)	400	355,240
Arcosa Inc., 4.38%, 04/15/29 (Call 04/15/24)(b)	324	283,308

72	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Engineering & Construction (continued)
Artera Services LLC, 9.03%, 12/04/25 (Call 12/01/23)(b)	$721	$650,800
BCEG Hongkong Co. Ltd., 2.22%, 07/02/26 (Call 06/02/26)(d)	400	361,464
Bioceanico Sovereign Certificate Ltd., 0.00% 06/05/34(d)(i)	482	333,749
Brand Industrial Services Inc., 10.38%, 08/01/30 (Call 08/01/26)(b)	975	968,775
Brundage-Bone Concrete Pumping Holdings Inc., 6.00%, 02/01/26 (Call 12/01/23)(b)	275	259,939
CCCI Treasure Ltd.
3.43%, (Call 11/21/24), (5-year CMT + 4.998%)(a)(d)(f)	200	193,329
3.65%, (Call 11/21/26), (5-year CMT + 5.117%)(a)(d)(f)	800	740,134
Cellnex Finance Co. SA, 3.88%, 07/07/41 (Call 04/07/41)(b)	440	300,409
ChengDu JingKai GuoTou Investment Group Co. Ltd., 5.30%, 12/07/24(d)	200	195,966
China Railway Xunjie Co. Ltd., 3.25%, 07/28/26(d)	1,000	937,495
China State Construction Finance Cayman I Ltd., 3.40%, (Call 06/08/26), (5-year CMT + 5.581%)(a)(d)(f)	400	371,829
China State Construction Finance Cayman III Ltd., 4.00%, (Call 12/03/24), (5-year CMT + 5.410%)(a)(d)(f)	400	390,024
Chouzhou International Investment Ltd.
4.00%, 02/18/25(d)	600	581,906
4.10%, 10/20/25(d)	200	191,715
5.70%, 06/27/26(d)	200	197,980
CRCC Hean Ltd., 1.88%, 05/20/26 (Call 04/20/26)(d)	200	182,184
CSCEC Finance Cayman II Ltd., 3.50%, 07/05/27(d)	400	369,513
Delhi International Airport Ltd.
6.13%, 10/31/26(d)	400	380,104
6.45%, 06/04/29(d)	400	362,449
Dianjian Haiyu Ltd., 3.45%, (Call 09/29/25), (5-year CMT + 6.189%)(a)(d)(f)	600	569,506
Dycom Industries Inc., 4.50%, 04/15/29 (Call 04/15/24)(b)(c)	385	332,406
Fluor Corp., 4.25%, 09/15/28 (Call 06/15/28)	439	398,494
Global Infrastructure Solutions Inc.
5.63%, 06/01/29 (Call 06/01/24)(b)	330	266,551
7.50%, 04/15/32 (Call 04/15/27)(b)	220	181,020
Great Lakes Dredge & Dock Corp., 5.25%, 06/01/29 (Call 06/01/24)(b)(c)	235	192,297
Hongkong International Qingdao Co. Ltd., 4.80%, 07/08/25(d)	400	386,789
HTA Group Ltd./Mauritius, 7.00%, 12/18/25 (Call 11/10/23)(d)	200	193,274
IHS Holding Ltd.
5.63%, 11/29/26 (Call 11/30/23)(d)	200	161,035
6.25%, 11/29/28 (Call 11/29/24)(d)	400	294,069
IHS Netherlands Holdco BV, 8.00%, 09/18/27 (Call 11/30/23)(d)	800	654,817
INNOVATE Corp., 8.50%, 02/01/26 (Call 11/13/23)(b)	270	207,844
Jacobs Engineering Group Inc.
5.90%, 03/01/33 (Call 12/01/32)	805	745,769
6.35%, 08/18/28 (Call 07/18/28)	835	830,377

Security	Par (000)	Value

Engineering & Construction (continued)
Jinan Urban Construction International Investment Co. Ltd., 2.40%, 09/23/26(d)	$400	$355,682
LBJ Infrastructure Group LLC, 3.80%, 12/31/57 (Call 06/30/57)(b)	225	124,534
MasTec Inc., 4.50%, 08/15/28 (Call 12/01/23)(b)(c)	690	605,899
Mexico City Airport Trust
3.88%, 04/30/28(d)	400	353,704
4.25%, 10/31/26 (Call 07/31/26)(d)	800	743,077
5.50%, 10/31/46(d)	600	426,379
5.50%, 07/31/47 (Call 01/31/47)(d)	1,400	997,252
Powerchina Roadbridge Group British Virgin Islands Ltd., 3.08%, (Call 04/01/26), (5-year CMT + 5.256%)(a)(d)(f)	600	556,703
Railworks Holdings LP/Railworks Rally Inc., 8.25%, 11/15/28 (Call 11/15/24)(b)	205	194,203
St Engineering Urban Solutions USA Inc.
3.38%, 05/05/27 (Call 02/05/27)(b)	600	559,901
3.75%, 05/05/32 (Call 11/05/31)(b)	200	173,841
Summit Digitel Infrastructure Pvt. Ltd., 2.88%, 08/12/31 (Call 08/12/30)(d)	400	297,995
Sydney Airport Finance Co. Pty Ltd., 3.63%, 04/28/26 (Call 01/28/26)(b)	55	51,962
TopBuild Corp.
3.63%, 03/15/29 (Call 03/15/24)(b)	290	242,579
4.13%, 02/15/32 (Call 10/15/26)(b)(c)	365	289,431
Tutor Perini Corp., 6.88%, 05/01/25 (Call 11/16/23)(b)(c)	365	313,977
Vinci SA, 3.75%, 04/10/29 (Call 01/10/29)(b)	520	477,561
VM Consolidated Inc., 5.50%, 04/15/29 (Call 04/15/24)(b)	263	232,699
Weekley Homes LLC/Weekley Finance Corp.,
4.88%, 09/15/28 (Call 12/01/23)(b)	300	257,741
Xingcheng Bvi Ltd., 2.38%, 10/08/26(d)	800	711,344
Yongda Investment Ltd., 2.25%, 06/16/25(d)	400	376,194
Zhangzhou Transportation Development Group Co. Ltd., 4.98%, 06/01/25(d)	200	195,415
Zhengzhou Urban Construction Investment Group Co. Ltd., 5.20%, 08/30/25(d)	200	194,620

		24,940,618

Entertainment — 0.2%
Affinity Gaming, 6.88%, 12/15/27 (Call 12/01/23)(b)	430	350,812
Allen Media LLC/Allen Media Co-Issuer Inc., 10.50%, 02/15/28 (Call 12/01/23)(b)	480	249,468
Allwyn Entertainment Financing U.K. PLC, 7.88%, 04/30/29(d)	600	588,895
AMC Entertainment Holdings Inc.
7.50%, 02/15/29 (Call 02/15/25)(b)(c)	700	491,311
10.00%, 06/15/26 (Call 11/13/23)(b)(c)	1,060	801,347
Banijay Entertainment SASU, 8.13%, 05/01/29 (Call 11/01/25)(b)	275	269,432
Boyne USA Inc., 4.75%, 05/15/29 (Call 05/15/24)(b)(c)	505	440,286
Caesars Entertainment Inc.
4.63%, 10/15/29 (Call 10/15/24)(b)	895	736,053
6.25%, 07/01/25 (Call 11/13/23)(b)	2,565	2,524,350
7.00%, 02/15/30 (Call 02/15/26)(b)	1,570	1,511,154
8.13%, 07/01/27 (Call 12/01/23)(b)(c)	1,265	1,252,753
Caesars Resort Collection LLC/CRC Finco Inc., 5.75%, 07/01/25 (Call 11/13/23)(b)	770	758,660
CCM Merger Inc., 6.38%, 05/01/26 (Call 12/01/23)(b)	155	147,016

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Entertainment (continued)
CDI Escrow Issuer Inc., 5.75%, 04/01/30 (Call 04/01/25)(b)	$890	$796,571
Cedar Fair LP, 5.25%, 07/15/29 (Call 07/15/24)(c)	366	315,525
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.38%, 04/15/27 (Call 12/01/23)	365	338,025
5.50%, 05/01/25 (Call 12/01/23)(b)	770	755,146
6.50%, 10/01/28 (Call 11/16/23)(c)	215	199,939
Churchill Downs Inc.
4.75%, 01/15/28 (Call 12/01/23)(b)	515	462,433
5.50%, 04/01/27 (Call 12/01/23)(b)	440	413,698
6.75%, 05/01/31 (Call 05/01/26)(b)	440	410,888
Cinemark USA Inc.
5.25%, 07/15/28 (Call 07/15/24)(b)(c)	560	487,537
5.88%, 03/15/26 (Call 12/01/23)(b)(c)	255	243,080
8.75%, 05/01/25 (Call 12/01/23)(b)	138	139,448
Empire Resorts Inc., 7.75%, 11/01/26 (Call 12/01/23)(b)	230	187,564
Everi Holdings Inc., 5.00%, 07/15/29 (Call 07/15/24)(b)	320	268,797
Genm Capital Labuan Ltd., 3.88%, 04/19/31 (Call 01/19/31)(d)	800	608,195
Golden Entertainment Inc., 7.63%, 04/15/26 (Call 12/01/23)(b)	225	225,654
International Game Technology PLC
4.13%, 04/15/26 (Call 12/01/23)(b)	600	565,329
5.25%, 01/15/29 (Call 01/15/24)(b)	605	550,676
6.25%, 01/15/27 (Call 07/15/26)(b)	695	677,236
6.50%, 02/15/25 (Call 08/15/24)(b)	509	505,933
Jacobs Entertainment Inc., 6.75%, 02/15/29 (Call 02/15/25)(b)	385	327,767
Light & Wonder International Inc.
7.00%, 05/15/28 (Call 12/01/23)(b)	530	517,344
7.25%, 11/15/29 (Call 11/15/24)(b)	370	358,870
7.50%, 09/01/31 (Call 09/01/26)(b)	405	395,590
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29 (Call 04/15/24)(b)	525	344,844
Live Nation Entertainment Inc.
3.75%, 01/15/28 (Call 01/15/24)(b)	360	316,176
4.75%, 10/15/27 (Call 12/01/23)(b)(c)	715	653,700
4.88%, 11/01/24 (Call 12/01/23)(b)	420	411,812
5.63%, 03/15/26 (Call 12/01/23)(b)	220	211,323
6.50%, 05/15/27 (Call 12/01/23)(b)	917	894,989
Merlin Entertainments Ltd., 5.75%, 06/15/26 (Call 03/17/26)(b)	435	410,967
Midwest Gaming Borrower LLC, 4.88%, 05/01/29 (Call 05/01/24)(b)	550	458,187
Mohegan Gaming & Entertainment
7.88%, 10/15/24 (Call 11/16/23)(b)	350	333,131
8.00%, 02/01/26 (Call 12/01/23)(b)	900	826,859
Mohegan Tribal Gaming Authority, 13.25%, 12/15/27 (Call 11/16/23)(b)	300	316,588
Motion Bondco DAC, 6.63%, 11/15/27 (Call 12/01/23)(b)(c)	330	295,323
Odeon Finco PLC, 12.75%, 11/01/27 (Call 11/01/24)(b)	295	295,664
Ontario Gaming GTA LP, 8.00%, 08/01/30 (Call 08/01/25)(b)	300	294,416
Penn Entertainment Inc., 5.63%, 01/15/27 (Call 12/01/23)(b)	290	265,293
Penn National Gaming Inc., 4.13%, 07/01/29 (Call 07/01/24)(b)(c)	320	248,653

Security	Par (000)	Value

Entertainment (continued)
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.
5.63%, 09/01/29 (Call 09/01/24)(b)	$555	$389,955
5.88%, 09/01/31 (Call 09/01/26)(b)(c)	540	366,593
Raptor Acquisition Corp./Raptor Co-Issuer LLC, 4.88%, 11/01/26 (Call 11/13/23)(b)	235	218,740
Resorts World Las Vegas LLC
4.63%, 04/16/29 (Call 01/16/29)(d)	800	612,978
4.63%, 04/06/31 (Call 01/06/31)(b)	220	156,392
Resorts World Las Vegas LLC/RWLV Capital Inc., 8.45%, 07/27/30 (Call 05/27/30)(b)	300	276,296
Scientific Games Holdings LP/Scientific Games U.S. FinCo Inc., 6.63%, 03/01/30 (Call 03/01/25)(b)	600	516,074
SeaWorld Parks & Entertainment Inc.
5.25%, 08/15/29 (Call 08/15/24)(b)(c)	530	461,619
8.75%, 05/01/25 (Call 12/01/23)(b)	150	152,304
Six Flags Entertainment Corp.
5.50%, 04/15/27 (Call 12/01/23)(b)	380	345,877
7.25%, 05/15/31 (Call 05/15/26)(b)(c)	590	542,951
Six Flags Theme Parks Inc., 7.00%, 07/01/25 (Call 12/01/23)(b)	266	264,383
Speedway Motorsports LLC/Speedway Funding II Inc., 4.88%, 11/01/27 (Call 12/01/23)(b)	240	214,574
Universal Entertainment Corp., 8.75%, 12/11/24 (Call 12/11/23)(b)(c)(g)	500	517,827
Vail Resorts Inc., 6.25%, 05/15/25 (Call 12/01/23)(b)	467	464,311
Warnermedia Holdings Inc.
3.64%, 03/15/25	2,120	2,049,318
3.76%, 03/15/27 (Call 02/15/27)	3,390	3,121,248
3.79%, 03/15/25 (Call 11/13/23)	340	328,915
4.05%, 03/15/29 (Call 01/15/29)	1,205	1,065,966
4.28%, 03/15/32 (Call 12/15/31)	3,550	2,942,525
5.05%, 03/15/42 (Call 09/15/41)	3,180	2,351,705
5.14%, 03/15/52 (Call 09/15/51)	5,375	3,804,910
5.39%, 03/15/62 (Call 09/15/61)	1,775	1,243,192
6.41%, 03/15/26 (Call 03/15/24)	225	224,481
WMG Acquisition Corp.
3.00%, 02/15/31 (Call 02/15/26)(b)(c)	575	446,745
3.75%, 12/01/29 (Call 12/01/24)(b)	375	314,760
3.88%, 07/15/30 (Call 07/15/25)(b)	385	321,078
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.
5.13%, 10/01/29 (Call 07/01/29)(b)	560	478,163
7.13%, 02/15/31 (Call 11/15/30)(b)(c)	440	409,760

		51,054,347

Environmental Control — 0.1%
Clean Harbors Inc.
4.88%, 07/15/27 (Call 12/01/23)(b)	415	387,323
5.13%, 07/15/29 (Call 07/15/24)(b)	240	215,974
6.38%, 02/01/31 (Call 02/01/26)(b)	325	309,349
Covanta Holding Corp.
4.88%, 12/01/29 (Call 12/01/24)(b)	575	449,841
5.00%, 09/01/30 (Call 09/01/25)	300	233,830
Enviri Corp., 5.75%, 07/31/27 (Call 12/01/23)(b)	350	296,524
FS Luxembourg Sarl, 10.00%, 12/15/25(d)	400	408,050
GFL Environmental Inc.
3.50%, 09/01/28 (Call 03/01/28)(b)	565	485,972
3.75%, 08/01/25 (Call 12/01/23)(b)	565	537,168
4.00%, 08/01/28 (Call 11/14/23)(b)	550	474,824

74	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Environmental Control (continued)
4.25%, 06/01/25 (Call 12/01/23)(b)	$376	$361,875
4.38%, 08/15/29 (Call 08/15/24)(b)	400	341,222
4.75%, 06/15/29 (Call 06/15/24)(b)	555	487,500
5.13%, 12/15/26 (Call 12/01/23)(b)	380	361,617
Madison IAQ LLC
4.13%, 06/30/28 (Call 06/30/24)(b)	515	430,056
5.88%, 06/30/29 (Call 06/30/24)(b)	755	584,806
Nature Conservancy (The), Series A, 3.96%, 03/01/52 (Call 09/01/51)	125	91,706
Republic Services Inc.
0.88%, 11/15/25 (Call 10/15/25)	738	668,821
1.45%, 02/15/31 (Call 11/15/30)	625	459,308
1.75%, 02/15/32 (Call 11/15/31)	575	418,345
2.30%, 03/01/30 (Call 12/01/29)	739	598,834
2.38%, 03/15/33 (Call 12/15/32)	615	458,923
2.90%, 07/01/26 (Call 04/01/26)	603	563,367
3.05%, 03/01/50 (Call 09/01/49)	313	188,404
3.20%, 03/15/25 (Call 12/15/24)	325	313,552
3.38%, 11/15/27 (Call 08/15/27)	648	596,133
3.95%, 05/15/28 (Call 02/15/28)	710	661,711
4.88%, 04/01/29 (Call 03/01/29)	100	95,929
5.00%, 04/01/34 (Call 01/01/34)	470	431,014
5.70%, 05/15/41 (Call 11/15/40)	75	69,979
Stericycle Inc., 3.88%, 01/15/29 (Call 11/16/23)(b)	365	311,075
Tervita Corp., 11.00%, 12/01/25 (Call 12/01/23)(b)(c)	137	142,877
Veralto Corp.
5.35%, 09/18/28 (Call 08/18/28)(b)	555	538,273
5.45%, 09/18/33 (Call 06/18/33)(b)	655	611,560
5.50%, 09/18/26 (Call 08/18/26)(b)	500	494,886
Waste Connections Inc.
2.20%, 01/15/32 (Call 10/15/31)	550	414,155
2.60%, 02/01/30 (Call 11/01/29)	202	166,929
2.95%, 01/15/52 (Call 07/15/51)	865	493,420
3.05%, 04/01/50 (Call 10/01/49)	100	59,475
3.20%, 06/01/32 (Call 03/01/32)	560	453,711
3.50%, 05/01/29 (Call 02/01/29)	1,147	1,027,030
4.20%, 01/15/33 (Call 10/15/32)	255	221,307
4.25%, 12/01/28 (Call 09/01/28)	265	248,003
Waste Management Inc.
0.75%, 11/15/25 (Call 10/15/25)	316	287,827
1.15%, 03/15/28 (Call 01/15/28)	993	828,626
1.50%, 03/15/31 (Call 12/15/30)	725	538,328
2.00%, 06/01/29 (Call 04/01/29)	223	184,019
2.50%, 11/15/50 (Call 05/15/50)	198	105,285
2.95%, 06/01/41 (Call 12/01/40)	580	379,304
3.13%, 03/01/25 (Call 12/01/24)	127	122,858
3.15%, 11/15/27 (Call 08/15/27)	867	793,386
4.15%, 04/15/32 (Call 01/15/32)	735	651,047
4.15%, 07/15/49 (Call 01/15/49)	579	434,244
4.63%, 02/15/30 (Call 12/15/29)	705	662,275
4.63%, 02/15/33 (Call 11/15/32)	585	530,638
4.88%, 02/15/29 (Call 01/15/29)	565	544,417
4.88%, 02/15/34 (Call 11/15/33)	550	504,306
Waste Pro USA Inc., 5.50%, 02/15/26 (Call 12/01/23)(b)	365	336,175

		24,067,393

Food — 0.6%
Agrosuper SA, 4.60%, 01/20/32 (Call 10/20/31)(d)	450	360,788
Ahold Finance USA LLC, 6.88%, 05/01/29	332	346,067

Security	Par (000)	Value

Food (continued)
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC
3.25%, 03/15/26 (Call 12/01/23)(b)	$561	$518,716
3.50%, 03/15/29 (Call 12/01/23)(b)	1,080	920,705
4.63%, 01/15/27 (Call 12/01/23)(b)	1,110	1,042,003
4.88%, 02/15/30 (Call 02/15/25)(b)	720	642,943
5.88%, 02/15/28 (Call 12/01/23)(b)	559	535,751
6.50%, 02/15/28 (Call 02/15/25)(b)	555	544,858
7.50%, 03/15/26 (Call 12/01/23)(b)	454	461,285
Almarai Co. JSC, 5.23%, 07/25/33(d)	400	373,603
Alsea SAB de CV, 7.75%, 12/14/26 (Call 12/14/23)(d)	400	396,738
Aragvi Finance International SR, 8.45%, 04/29/26 (Call 04/29/24)(d)	400	272,553
B&G Foods Inc.
5.25%, 04/01/25 (Call 12/01/23)	212	203,509
5.25%, 09/15/27 (Call 12/01/23)(c)	405	333,324
8.00%, 09/15/28 (Call 09/15/25)(c)	405	394,915
Bimbo Bakeries USA Inc., 4.00%, 05/17/51 (Call 11/17/50)(d)	600	404,211
Blossom Joy Ltd.
2.20%, 10/21/30 (Call 07/21/30)(d)	600	472,967
3.10%, (Call 07/21/25), (5-year CMT + 5.799%)(a)(d)(f)	400	378,731
BRF SA
4.88%, 01/24/30 (Call 10/24/29)(d)	200	162,610
5.75%, 09/21/50 (Call 03/21/50)(d)	820	533,835
C&S Group Enterprises LLC, 5.00%, 12/15/28 (Call 12/15/23)(b)	324	250,838
Campbell Soup Co.
2.38%, 04/24/30 (Call 01/24/30)	265	209,870
3.13%, 04/24/50 (Call 10/24/49)	348	198,169
3.30%, 03/19/25 (Call 12/19/24)	338	324,470
3.95%, 03/15/25 (Call 01/15/25)	536	521,261
4.15%, 03/15/28 (Call 12/15/27)	800	745,237
4.80%, 03/15/48 (Call 09/15/47)	645	490,976
Cencosud SA
4.38%, 07/17/27 (Call 04/17/27)(d)	800	733,240
5.15%, 02/12/25 (Call 11/12/24)(d)	400	394,506
6.63%, 02/12/45 (Call 08/12/44)(d)	200	189,849
China Mengniu Dairy Co. Ltd.
1.88%, 06/17/25 (Call 05/17/25)(d)	400	374,059
2.50%, 06/17/30 (Call 03/17/30)(d)	600	482,912
China Modern Dairy Holdings Ltd., 2.13%, 07/14/26 (Call 06/14/26)(d)	600	514,946
Chobani LLC/Chobani Finance Corp. Inc.
4.63%, 11/15/28 (Call 12/01/23)(b)	300	260,557
7.50%, 04/15/25 (Call 11/13/23)(b)	405	399,240
CK Hutchison International 20 Ltd., 2.50%, 05/08/30 (Call 02/08/30)(b)	855	693,318
CK Hutchison International 21 Ltd., 2.50%, 04/15/31 (Call 01/15/31)(b)	680	535,342
Conagra Brands Inc.
1.38%, 11/01/27 (Call 09/01/27)	927	771,020
4.60%, 11/01/25 (Call 09/01/25)	1,156	1,122,474
4.85%, 11/01/28 (Call 08/01/28)	920	864,532
5.30%, 10/01/26	380	373,133
5.30%, 11/01/38 (Call 05/01/38)	716	597,549
5.40%, 11/01/48 (Call 05/01/48)	827	662,366
7.00%, 10/01/28	362	375,627
8.25%, 09/15/30	400	437,882
Danone SA, 2.95%, 11/02/26 (Call 08/02/26)(b)	720	667,555

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
Flowers Foods Inc.
2.40%, 03/15/31 (Call 12/15/30)	$639	$489,838
3.50%, 10/01/26 (Call 07/01/26)	35	32,670
General Mills Inc.
2.25%, 10/14/31 (Call 07/14/31)	605	457,483
2.88%, 04/15/30 (Call 01/15/30)	813	672,382
3.00%, 02/01/51 (Call 08/01/50)	978	559,729
3.20%, 02/10/27 (Call 11/10/26)	522	481,849
4.00%, 04/17/25 (Call 02/17/25)	314	305,597
4.15%, 02/15/43 (Call 08/15/42)	11	8,155
4.20%, 04/17/28 (Call 01/17/28)	1,058	991,862
4.70%, 04/17/48 (Call 10/17/47)(c)	75	59,622
4.95%, 03/29/33 (Call 12/29/32)	506	459,777
5.24%, 11/18/25 (Call 11/18/23)	450	445,332
5.40%, 06/15/40	295	259,691
5.50%, 10/17/28 (Call 09/17/28)	380	373,140
Grupo Bimbo SAB de CV
4.00%, 09/06/49(d)	400	272,909
4.70%, 11/10/47 (Call 05/10/47)(d)	400	306,953
4.88%, 06/27/44(d)	400	318,523
Hershey Co. (The)
0.90%, 06/01/25 (Call 05/01/25)	935	869,362
1.70%, 06/01/30 (Call 03/01/30)	190	148,916
2.05%, 11/15/24 (Call 10/15/24)	505	486,200
2.30%, 08/15/26 (Call 05/15/26)	883	817,798
2.45%, 11/15/29 (Call 08/15/29)	264	224,150
2.65%, 06/01/50 (Call 12/01/49)	235	132,496
3.13%, 11/15/49 (Call 05/15/49)	305	189,015
3.20%, 08/21/25 (Call 05/21/25)	70	67,459
3.38%, 08/15/46 (Call 02/15/46)	515	338,148
4.25%, 05/04/28 (Call 04/04/28)	50	47,991
4.50%, 05/04/33 (Call 02/04/33)	130	119,468
H-Food Holdings LLC/Hearthside Finance Co. Inc., 8.50%, 06/01/26 (Call 11/13/23)(b)	259	57,429
Hormel Foods Corp.
1.70%, 06/03/28 (Call 04/03/28)	617	522,934
1.80%, 06/11/30 (Call 03/11/30)	720	563,947
3.05%, 06/03/51 (Call 12/03/50)	721	428,733
Indofood CBP Sukses Makmur Tbk PT
3.40%, 06/09/31 (Call 12/09/30)(d)	800	630,931
3.54%, 04/27/32 (Call 10/27/31)(d)	400	313,107
4.75%, 06/09/51 (Call 12/09/50)(d)	600	400,946
4.81%, 04/27/52 (Call 04/27/51)(d)	200	134,675
Ingles Markets Inc., 4.00%, 06/15/31 (Call 06/15/26)(b)	271	215,524
Ingredion Inc.
2.90%, 06/01/30 (Call 03/01/30)	604	495,653
3.20%, 10/01/26 (Call 07/01/26)	437	408,214
3.90%, 06/01/50 (Call 12/01/49)	390	246,374
J M Smucker Co. (The)
5.90%, 11/15/28 (Call 10/15/28)	550	545,754
6.20%, 11/15/33 (Call 08/15/33)	550	534,517
6.50%, 11/15/43 (Call 05/15/43)	295	279,547
6.50%, 11/15/53 (Call 05/15/53)	185	174,459
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL
6.75%, 03/15/34 (Call 12/15/33)(b)	510	477,128
7.25%, 11/15/53 (Call 05/15/53)(b)	710	630,676
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc.
2.50%, 01/15/27 (Call 12/15/26)	545	478,221
3.00%, 02/02/29 (Call 12/02/28)	250	205,545

Security	Par (000)	Value

Food (continued)
3.00%, 05/15/32 (Call 02/15/32)	$185	$134,167
3.63%, 01/15/32 (Call 01/15/27)	1,091	835,934
3.75%, 12/01/31 (Call 12/01/26)	648	504,431
4.38%, 02/02/52 (Call 08/02/51)	800	485,315
5.13%, 02/01/28 (Call 01/01/28)	980	918,930
5.50%, 01/15/30 (Call 01/15/25)	932	852,117
5.75%, 04/01/33 (Call 01/01/33)	1,310	1,152,079
6.50%, 12/01/52 (Call 06/01/52)	1,065	867,261
JGSH Philippines Ltd., 4.13%, 07/09/30(d)	300	265,725
JM Smucker Co. (The)
2.13%, 03/15/32 (Call 12/15/31)	550	402,722
2.38%, 03/15/30 (Call 12/15/29)	300	239,432
2.75%, 09/15/41 (Call 03/15/41)	75	44,739
3.38%, 12/15/27 (Call 09/15/27)	897	818,535
3.50%, 03/15/25	1,228	1,188,937
3.55%, 03/15/50 (Call 09/15/49)	300	182,633
4.25%, 03/15/35	510	414,724
4.38%, 03/15/45	314	228,714
KeHE Distributors LLC/KeHE Finance Corp.,
8.63%, 10/15/26 (Call 12/01/23)(b)	81	81,000
Kellogg Co.
2.10%, 06/01/30 (Call 03/01/30)	540	420,381
3.25%, 04/01/26	703	662,979
3.40%, 11/15/27 (Call 08/15/27)	500	453,982
4.30%, 05/15/28 (Call 02/15/28)	630	588,109
4.50%, 04/01/46	320	244,552
5.25%, 03/01/33 (Call 12/01/32)	305	279,583
Series B, 7.45%, 04/01/31	592	626,622
Koninklijke Ahold Delhaize NV, 5.70%, 10/01/40	350	317,983
Kraft Heinz Foods Co.
3.00%, 06/01/26 (Call 03/01/26)	1,429	1,334,878
3.75%, 04/01/30 (Call 01/01/30)	685	599,584
3.88%, 05/15/27 (Call 02/15/27)	1,115	1,045,276
4.25%, 03/01/31 (Call 12/01/30)	432	383,339
4.38%, 06/01/46 (Call 12/01/45)	2,001	1,462,711
4.63%, 01/30/29 (Call 10/30/28)	447	421,864
4.63%, 10/01/39 (Call 04/01/39)	275	221,393
4.88%, 10/01/49 (Call 04/01/49)	1,080	845,258
5.00%, 07/15/35 (Call 01/15/35)	630	559,986
5.00%, 06/04/42	835	687,305
5.20%, 07/15/45 (Call 01/15/45)	1,195	987,214
5.50%, 06/01/50 (Call 12/01/49)	610	523,793
6.50%, 02/09/40	465	452,098
6.75%, 03/15/32	235	242,566
6.88%, 01/26/39	655	661,700
7.13%, 08/01/39(b)	580	592,106
Kroger Co. (The)
1.70%, 01/15/31 (Call 10/15/30)	600	442,140
2.20%, 05/01/30 (Call 02/01/30)	470	368,657
2.65%, 10/15/26 (Call 07/15/26)	775	710,286
3.50%, 02/01/26 (Call 11/01/25)	770	732,328
3.70%, 08/01/27 (Call 05/01/27)	652	603,755
3.88%, 10/15/46 (Call 04/15/46)	515	341,552
3.95%, 01/15/50 (Call 07/15/49)	592	400,540
4.45%, 02/01/47 (Call 08/01/46)	647	479,628
4.50%, 01/15/29 (Call 10/15/28)	634	595,047
4.65%, 01/15/48 (Call 07/15/47)	423	321,021
5.00%, 04/15/42 (Call 10/15/41)	230	185,187
5.15%, 08/01/43 (Call 02/01/43)	381	309,046
5.40%, 07/15/40 (Call 01/15/40)	398	340,018

76	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
5.40%, 01/15/49 (Call 07/15/48)	$295	$252,513
6.90%, 04/15/38	509	515,423
7.50%, 04/01/31	70	75,132
Lamb Weston Holdings Inc.
4.13%, 01/31/30 (Call 01/31/25)(b)	725	616,149
4.38%, 01/31/32 (Call 01/31/27)(b)	525	433,983
4.88%, 05/15/28 (Call 11/15/27)(b)	355	327,085
Land O’Lakes Capital Trust I, 7.45%, 03/15/28(b)	178	165,169
MARB BondCo PLC, 3.95%, 01/29/31 (Call 01/29/26)(d)	800	588,670
Mars Inc.
0.88%, 07/16/26 (Call 06/16/26)(b)	632	561,842
1.63%, 07/16/32 (Call 04/16/32)(b)	400	285,480
2.38%, 07/16/40 (Call 01/16/40)(b)	660	395,286
2.45%, 07/16/50 (Call 01/16/50)(b)(c)	430	219,272
2.70%, 04/01/25 (Call 03/01/25)(b)	1,076	1,032,521
3.20%, 04/01/30 (Call 01/01/30)(b)	144	123,950
3.60%, 04/01/34 (Call 01/01/34)(b)	817	668,631
3.88%, 04/01/39 (Call 10/01/38)(b)	585	446,981
3.95%, 04/01/44 (Call 10/01/43)(b)	200	145,425
3.95%, 04/01/49 (Call 10/01/48)(b)	675	476,149
4.13%, 04/01/54 (Call 10/01/53)(b)	465	327,428
4.20%, 04/01/59 (Call 10/01/58)(b)	447	311,307
4.55%, 04/20/28 (Call 03/20/28)(b)	425	408,472
4.65%, 04/20/31 (Call 02/20/31)(b)	520	482,606
4.75%, 04/20/33 (Call 01/20/33)(b)	640	587,278
McCormick & Co. Inc./MD
0.90%, 02/15/26 (Call 01/15/26)	880	786,792
1.85%, 02/15/31 (Call 11/15/30)	442	327,700
2.50%, 04/15/30 (Call 01/15/30)	330	264,372
3.40%, 08/15/27 (Call 05/15/27)	958	876,958
4.20%, 08/15/47 (Call 02/15/47)(c)	165	118,085
4.95%, 04/15/33 (Call 01/15/33)	440	395,835
Minerva Luxembourg SA
4.38%, 03/18/31 (Call 03/18/26)(d)	1,200	927,369
8.88%, 09/13/33 (Call 09/13/28)(b)	600	589,361
Mondelez International Holdings
Netherlands BV
1.25%, 09/24/26 (Call 08/24/26)(b)	978	861,261
4.25%, 09/15/25(b)	742	721,411
Mondelez International Inc.
1.50%, 05/04/25 (Call 04/04/25)	946	886,223
1.50%, 02/04/31 (Call 11/04/30)	745	547,120
1.88%, 10/15/32 (Call 07/15/32)	733	527,366
2.63%, 03/17/27 (Call 02/17/27)	355	321,256
2.63%, 09/04/50 (Call 03/04/50)	453	245,582
2.75%, 04/13/30 (Call 01/13/30)	888	730,495
3.00%, 03/17/32 (Call 12/17/31)	20	16,016
4.13%, 05/07/28 (Call 02/07/28)	410	387,455
NBM U.S. Holdings Inc., 7.00%, 05/14/26 (Call 11/30/23)(d)	600	595,482
Nestle Holdings Inc.
0.63%, 01/15/26 (Call 12/15/25)(b)	795	716,003
1.00%, 09/15/27 (Call 07/15/27)(b)	480	408,273
1.13%, 07/13/26 (Call 06/13/26)(d)	220	197,473
1.15%, 01/14/27 (Call 12/14/26)(b)(c)	1,025	901,182
1.25%, 09/15/30 (Call 06/15/30)(b)	135	101,993
1.50%, 09/14/28 (Call 07/14/28)(b)	445	371,946
1.88%, 09/14/31 (Call 06/14/31)(b)	415	318,532
2.50%, 09/14/41 (Call 03/14/41)(b)(c)	835	518,823
2.63%, 09/14/51 (Call 03/14/51)(b)	720	406,967

Security	Par (000)	Value

Food (continued)
3.50%, 09/24/25 (Call 07/24/25)(b)	$1,158	$1,120,143
3.63%, 09/24/28 (Call 06/24/28)(b)	990	921,060
3.90%, 09/24/38 (Call 03/24/38)(b)	985	793,398
4.00%, 09/12/25 (Call 08/12/25)(b)(c)	375	367,035
4.00%, 09/24/48 (Call 03/24/48)(b)	1,135	855,795
4.13%, 10/01/27 (Call 09/01/27)(b)	300	287,986
4.25%, 10/01/29 (Call 08/01/29)(b)	335	316,186
4.30%, 10/01/32 (Call 07/01/32)(b)	515	472,666
4.70%, 01/15/53 (Call 07/15/52)(b)(c)	665	555,087
4.85%, 03/14/33 (Call 12/14/32)(b)	400	375,052
4.95%, 03/14/30 (Call 01/14/30)(b)	495	478,450
5.00%, 03/14/28 (Call 02/14/28)(b)	460	453,639
5.00%, 09/12/28 (Call 08/12/28)(b)	150	148,435
5.00%, 09/12/30 (Call 07/12/30)(b)	180	174,337
5.00%, 09/12/33 (Call 06/12/33)(b)	150	142,703
5.25%, 03/13/26(b)	445	443,946
Performance Food Group Inc.
4.25%, 08/01/29 (Call 08/01/24)(b)	735	622,898
5.50%, 10/15/27 (Call 12/01/23)(b)	775	725,156
6.88%, 05/01/25 (Call 12/01/23)(b)	208	207,368
Pilgrim’s Pride Corp.
3.50%, 03/01/32 (Call 09/01/26)	745	567,489
4.25%, 04/15/31 (Call 04/15/26)	1,013	835,434
6.25%, 07/01/33 (Call 04/01/33)	525	483,543
6.88%, 05/15/34 (Call 02/15/34)	165	156,370
Post Holdings Inc.
4.50%, 09/15/31 (Call 09/15/26)(b)	820	665,599
4.63%, 04/15/30 (Call 04/15/25)(b)	1,130	948,145
5.50%, 12/15/29 (Call 12/15/24)(b)	890	789,428
5.63%, 01/15/28 (Call 11/16/23)(b)	705	654,820
5.75%, 03/01/27 (Call 11/16/23)(b)	336	320,539
Safeway Inc., 7.25%, 02/01/31	210	211,772
SEG Holding LLC/SEG Finance Corp., 5.63%, 10/15/28 (Call 12/01/23)(b)	240	240,341
Sigma Alimentos SA de CV, 4.13%, 05/02/26 (Call 02/02/26)(d)	800	753,267
Sigma Finance Netherlands BV, 4.88%, 03/27/28 (Call 12/27/27)(d)	400	378,079
Sigma Holdco BV, 7.88%, 05/15/26 (Call 11/13/23)(b)	355	297,995
Simmons Foods Inc./Simmons Prepared Foods Inc./Simmons Pet Food Inc./Simmons Feed, 4.63%, 03/01/29 (Call 03/01/24)(b)	625	507,713
Smithfield Foods Inc.
2.63%, 09/13/31 (Call 06/13/31)(b)	695	493,375
3.00%, 10/15/30 (Call 07/15/30)(b)	388	294,240
4.25%, 02/01/27 (Call 11/01/26)(b)	646	593,375
5.20%, 04/01/29 (Call 01/01/29)(b)	454	411,106
Sysco Corp.
2.40%, 02/15/30 (Call 11/15/29)	60	48,309
2.45%, 12/14/31 (Call 09/14/31)	500	381,763
3.15%, 12/14/51 (Call 06/14/51)	415	239,723
3.25%, 07/15/27 (Call 04/15/27)	788	717,509
3.30%, 07/15/26 (Call 04/15/26)	833	778,863
3.30%, 02/15/50 (Call 08/15/49)	195	117,204
3.75%, 10/01/25 (Call 07/01/25)	629	602,733
4.45%, 03/15/48 (Call 09/15/47)	460	341,603
4.50%, 04/01/46 (Call 10/01/45)	600	445,628
4.85%, 10/01/45 (Call 04/01/45)	455	354,075
5.38%, 09/21/35	285	263,455
5.95%, 04/01/30 (Call 01/01/30)	825	818,702
6.60%, 04/01/40 (Call 10/01/39)	225	221,107

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
6.60%, 04/01/50 (Call 10/01/49)	$912	$901,394
Tesco PLC, 6.15%, 11/15/37(b)	518	475,359
Tingyi Cayman Islands Holding Corp., 1.63%, 09/24/25(d)	600	552,776
TreeHouse Foods Inc., 4.00%, 09/01/28 (Call 11/16/23)	365	299,815
Tyson Foods Inc.
3.55%, 06/02/27 (Call 03/02/27)	984	906,265
4.00%, 03/01/26 (Call 01/01/26)	550	527,312
4.35%, 03/01/29 (Call 12/01/28)	928	853,018
4.55%, 06/02/47 (Call 12/02/46)	672	480,107
4.88%, 08/15/34 (Call 02/15/34)(c)	659	581,288
5.10%, 09/28/48 (Call 03/28/48)	1,036	801,968
5.15%, 08/15/44 (Call 02/15/44)	395	313,549
U.S. Foods Inc.
4.63%, 06/01/30 (Call 06/01/25)(b)	365	311,869
4.75%, 02/15/29 (Call 02/15/24)(b)	665	585,884
6.88%, 09/15/28 (Call 09/15/25)	365	358,427
7.25%, 01/15/32 (Call 09/15/26)(b)	370	363,509
Ulker Biskuvi Sanayi AS, 6.95%, 10/30/25(d)	600	560,250
United Natural Foods Inc., 6.75%, 10/15/28 (Call 12/01/23)(b)	395	308,653
Yili Holding Investment Co., 1.63%, 11/19/25 (Call 10/19/25)(d)	200	183,312

		127,507,213

Food Service — 0.0%
Aramark Services Inc.
5.00%, 04/01/25 (Call 12/01/23)(b)	448	438,353
5.00%, 02/01/28 (Call 12/01/23)(b)	861	789,737
TKC Holdings Inc.
6.88%, 05/15/28 (Call 05/15/24)(b)	310	267,511
10.50%, 05/15/29 (Call 05/15/24)(b)(c)	500	399,986

		1,895,587

Forest Products & Paper — 0.1%
Ahlstrom-Munksjo Holding 3 Oy, 4.88%, 02/04/28 (Call 02/04/24)(b)	255	208,729
Celulosa Arauco y Constitucion SA
3.88%, 11/02/27 (Call 08/02/27)	760	680,403
4.20%, 01/29/30 (Call 10/29/29)(d)	200	168,000
4.25%, 04/30/29 (Call 01/30/29)(d)	600	520,848
5.15%, 01/29/50 (Call 07/29/49)(d)	450	310,289
5.50%, 11/02/47 (Call 05/02/47)	315	236,791
5.50%, 04/30/49 (Call 10/30/48)(d)	200	148,305
Domtar Corp., 6.75%, 10/01/28 (Call 10/01/24)(b)	472	384,717
Georgia-Pacific LLC
0.95%, 05/15/26 (Call 04/15/26)(b)	612	542,550
1.75%, 09/30/25 (Call 08/30/25)(b)	771	714,960
2.10%, 04/30/27 (Call 02/28/27)(b)	657	583,372
2.30%, 04/30/30 (Call 01/30/30)(b)	480	383,475
3.60%, 03/01/25 (Call 12/01/24)(b)	635	616,614
7.75%, 11/15/29	393	424,300
8.88%, 05/15/31	50	58,393
Glatfelter Corp., 4.75%, 11/15/29 (Call 11/01/24)(b)(c)	380	249,375
International Paper Co.
4.35%, 08/15/48 (Call 02/15/48)	634	465,898
4.40%, 08/15/47 (Call 02/15/47)	595	435,283
4.80%, 06/15/44 (Call 12/15/43)	666	519,517
5.00%, 09/15/35 (Call 03/15/35)	390	353,990
5.15%, 05/15/46 (Call 11/15/45)	25	20,397
6.00%, 11/15/41 (Call 05/15/41)	397	365,921

Security	Par (000)	Value

Forest Products & Paper (continued)
Inversiones CMPC SA
3.00%, 04/06/31 (Call 01/06/31)(d)	$400	$311,711
3.85%, 01/13/30 (Call 10/13/29)(d)	400	341,375
4.38%, 04/04/27(d)	400	374,537
6.13%, 06/23/33 (Call 03/23/33)(d)	200	187,322
Mercer International Inc.
5.13%, 02/01/29 (Call 02/01/24)	675	529,416
5.50%, 01/15/26 (Call 12/01/23)	220	205,275
12.88%, 10/01/28 (Call 10/01/25)(b)	150	151,556
Suzano Austria GmbH
2.50%, 09/15/28 (Call 07/15/28)	395	327,678
3.13%, 01/15/32 (Call 10/15/31)	780	587,994
3.75%, 01/15/31 (Call 10/15/30)	1,030	833,686
5.00%, 01/15/30 (Call 10/15/29)	1,161	1,042,120
5.75%, 07/14/26(d)	400	391,861
6.00%, 01/15/29 (Call 10/15/28)	1,158	1,111,561
7.00%, 03/16/47 (Call 09/16/46)(d)	800	744,900
Suzano International Finance BV
4.00%, 01/14/25	345	335,076
5.50%, 01/17/27	874	850,044
UPM-Kymmene OYJ, 7.45%, 11/26/27(b)	205	209,394

		16,927,633

Gas — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25 (Call 02/20/25)	515	494,365
5.75%, 05/20/27 (Call 02/20/27)	385	353,715
5.88%, 08/20/26 (Call 05/20/26)	510	478,147
9.38%, 06/01/28 (Call 06/01/25)(b)	355	351,925
APA Infrastructure Ltd.
4.20%, 03/23/25 (Call 12/23/24)(b)	709	689,777
4.25%, 07/15/27 (Call 04/15/27)(b)	185	173,246
5.00%, 03/23/35 (Call 12/23/34)(b)	65	55,926
Atmos Energy Corp.
1.50%, 01/15/31 (Call 10/15/30)	1,010	745,954
2.63%, 09/15/29 (Call 06/15/29)	320	273,346
3.00%, 06/15/27 (Call 03/15/27)	75	68,826
3.38%, 09/15/49 (Call 03/15/49)	651	410,183
4.13%, 10/15/44 (Call 04/15/44)	488	364,399
4.13%, 03/15/49 (Call 09/15/48)	390	280,294
4.15%, 01/15/43 (Call 07/15/42)	308	236,445
4.30%, 10/01/48 (Call 04/01/48)	713	533,041
5.50%, 06/15/41 (Call 12/15/40)	178	160,115
5.75%, 10/15/52 (Call 04/15/52)	295	270,818
5.90%, 11/15/33 (Call 08/15/33)(c)	300	295,529
6.20%, 11/15/53 (Call 05/15/53)	120	116,492
Beijing Gas Singapore Capital Corp., 1.88%, 01/18/25(d)	200	190,341
Boston Gas Co.
3.00%, 08/01/29 (Call 05/01/29)(b)	560	464,104
3.15%, 08/01/27 (Call 05/01/27)(b)	795	710,666
3.76%, 03/16/32 (Call 12/16/31)(b)	230	188,056
4.49%, 02/15/42(b)	359	263,272
6.12%, 07/20/53 (Call 01/20/53)(b)	400	358,573
Brooklyn Union Gas Co. (The)
3.41%, 03/10/26 (Call 12/10/25)(b)	485	455,046
3.87%, 03/04/29 (Call 12/04/28)(b)	370	326,982
4.27%, 03/15/48 (Call 09/15/47)(b)	540	356,046
4.49%, 03/04/49 (Call 09/04/48)(b)	391	263,243
4.50%, 03/10/46 (Call 09/10/45)(b)	323	220,640
4.63%, 08/05/27 (Call 07/05/27)(b)	335	314,996
4.87%, 08/05/32 (Call 05/05/32)(b)	290	251,618

78	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Gas (continued)
6.39%, 09/15/33 (Call 06/15/33)(b)	$300	$286,848
CenterPoint Energy Resources Corp.
1.75%, 10/01/30 (Call 07/01/30)	730	550,103
4.00%, 04/01/28 (Call 01/01/28)	275	257,412
4.10%, 09/01/47 (Call 03/01/47)	296	207,780
4.40%, 07/01/32 (Call 04/01/32)	270	236,984
5.25%, 03/01/28 (Call 02/01/28)	935	914,598
5.40%, 03/01/33 (Call 12/01/32)	650	607,015
5.85%, 01/15/41 (Call 07/15/40)	280	255,914
Centrica PLC, 5.38%, 10/16/43 (Call 04/16/43)(b)	405	324,078
East Ohio Gas Co. (The)
1.30%, 06/15/25 (Call 05/15/25)(b)	1,090	1,012,010
2.00%, 06/15/30 (Call 03/15/30)(b)	1,195	910,189
3.00%, 06/15/50 (Call 12/15/49)(b)	470	256,005
Eastern Energy Gas Holdings LLC 3.60%, 12/15/24 (Call 09/15/24)	259	251,697
Series A, 2.50%, 11/15/24 (Call 10/15/24)	542	522,410
ENN Clean Energy International Investment Ltd., 3.38%, 05/12/26 (Call 05/12/24)(d)	800	733,399
ENN Energy Holdings Ltd.
2.63%, 09/17/30 (Call 06/17/30)(d)	800	632,861
4.63%, 05/17/27 (Call 04/17/27)(d)	600	572,874
Grupo Energia Bogota SA ESP, 4.88%, 05/15/30 (Call 02/15/30)(d)	200	176,344
KeySpan Gas East Corp.
2.74%, 08/15/26 (Call 05/15/26)(b)	350	318,923
3.59%, 01/18/52 (Call 07/18/51)(b)	170	98,799
5.82%, 04/01/41(b)	465	401,320
5.99%, 03/06/33 (Call 12/06/32)(b)	190	178,360
Korea Gas Corp.
1.13%, 07/13/26(d)	400	356,001
2.00%, 07/13/31(c)(d)	800	614,190
2.88%, 07/16/29(d)	700	608,402
3.50%, 07/21/25(d)	425	410,484
3.50%, 07/02/26(d)	400	379,610
Nakilat Inc., 6.07%, 12/31/33(b)	517	515,811
National Fuel Gas Co.
2.95%, 03/01/31 (Call 12/01/30)	385	292,552
3.95%, 09/15/27 (Call 06/15/27)	397	360,506
4.75%, 09/01/28 (Call 06/01/28)	520	481,021
5.20%, 07/15/25 (Call 04/15/25)	445	437,361
5.50%, 01/15/26 (Call 12/15/25)	686	672,588
5.50%, 10/01/26	320	313,305
NiSource Inc.
0.95%, 08/15/25 (Call 07/15/25)	1,357	1,240,051
1.70%, 02/15/31 (Call 11/15/30)	740	542,229
2.95%, 09/01/29 (Call 06/01/29)	900	765,772
3.49%, 05/15/27 (Call 02/15/27)	987	907,989
3.60%, 05/01/30 (Call 02/01/30)	930	796,081
3.95%, 03/30/48 (Call 09/30/47)	348	236,228
4.38%, 05/15/47 (Call 11/15/46)	712	517,541
4.80%, 02/15/44 (Call 08/15/43)	595	468,552
5.00%, 06/15/52 (Call 12/15/51)	435	341,304
5.25%, 03/30/28 (Call 02/29/28)	265	257,416
5.25%, 02/15/43 (Call 08/15/42)	140	117,375
5.40%, 06/30/33 (Call 03/30/33)	100	93,090
5.65%, 02/01/45 (Call 08/01/44)	575	498,486
5.95%, 06/15/41 (Call 12/15/40)	411	374,904
ONE Gas Inc. 2.00%, 05/15/30 (Call 02/15/30)	95	74,399

Security	Par (000)	Value

Gas (continued)
4.25%, 09/01/32 (Call 06/01/32)	$60	$52,845
4.50%, 11/01/48 (Call 05/01/48)	395	289,208
4.66%, 02/01/44 (Call 08/01/43)	285	220,745
Piedmont Natural Gas Co. Inc.
2.50%, 03/15/31 (Call 12/15/30)	310	239,155
3.35%, 06/01/50 (Call 12/01/49)	627	364,136
3.50%, 06/01/29 (Call 03/01/29)	524	456,183
3.64%, 11/01/46 (Call 05/01/46)	209	130,700
4.65%, 08/01/43 (Call 02/01/43)	110	85,201
5.05%, 05/15/52 (Call 11/15/51)	265	207,615
5.40%, 06/15/33 (Call 03/15/33)	260	241,677
Promigas SA ESP/Gases del Pacifico SAC, 3.75%, 10/16/29 (Call 07/16/29)(d)	400	320,810
Sempra Global, 3.25%, 01/15/32 (Call 10/15/31)(b)	565	425,972
SGSP Australia Assets Pty Ltd.
3.25%, 07/29/26(d)	500	466,293
3.50%, 07/07/27(d)	200	183,028
Shaoxing City Investment Group Ltd., 2.50%, 08/19/26 (Call 05/19/26)(d)	600	539,813
South Jersey Industries Inc., 5.02%, 04/15/31	105	79,914
Southern California Gas Co.
2.95%, 04/15/27 (Call 03/15/27)	535	487,812
3.20%, 06/15/25 (Call 03/15/25)	320	307,956
3.75%, 09/15/42 (Call 03/15/42)	333	229,286
5.13%, 11/15/40	75	63,910
5.20%, 06/01/33 (Call 03/01/33)	380	351,259
5.75%, 06/01/53 (Call 12/01/52)	440	389,372
6.35%, 11/15/52 (Call 05/15/52)	420	406,907
Series TT, 2.60%, 06/15/26 (Call 03/15/26)	690	637,078
Series UU, 4.13%, 06/01/48 (Call 12/01/47)	400	280,209
Series VV, 4.30%, 01/15/49 (Call 07/15/48)	433	310,832
Series WW, 3.95%, 02/15/50 (Call 08/15/49)	198	132,819
Series XX, 2.55%, 02/01/30 (Call 11/01/29)	195	158,658
Southern Co. Gas Capital Corp.
3.25%, 06/15/26 (Call 03/15/26)	488	457,752
3.95%, 10/01/46 (Call 04/01/46)	390	256,697
4.40%, 06/01/43 (Call 12/01/42)	625	451,187
4.40%, 05/30/47 (Call 11/30/46)	517	371,491
5.15%, 09/15/32 (Call 03/15/32)	110	101,092
5.75%, 09/15/33 (Call 03/15/33)	500	477,192
5.88%, 03/15/41 (Call 09/15/40)	184	162,878
Series 2020-A, 1.75%, 01/15/31 (Call 10/15/30)	500	369,171
Series 21A, 3.15%, 09/30/51 (Call 03/30/51)	570	320,716
Southwest Gas Corp.
2.20%, 06/15/30 (Call 03/15/30)	357	276,874
3.18%, 08/15/51 (Call 02/15/51)	365	197,701
3.70%, 04/01/28 (Call 01/01/28)	220	200,194
3.80%, 09/29/46 (Call 03/29/46)	225	144,485
4.05%, 03/15/32 (Call 12/15/31)	320	271,079
4.15%, 06/01/49 (Call 12/01/48)	223	148,563
5.45%, 03/23/28 (Call 02/23/28)	190	185,521
5.80%, 12/01/27 (Call 11/01/27)	390	387,275
Spire Missouri Inc.
3.30%, 06/01/51 (Call 12/01/50)	65	39,496
4.80%, 02/15/33 (Call 11/15/32)	100	91,608
Talent Yield International Ltd.
2.00%, 05/06/26 (Call 04/26/26)(d)	400	364,365
3.13%, 05/06/31 (Call 02/06/31)(d)	400	325,258

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Gas (continued)
Washington Gas Light Co. 3.65%, 09/15/49 (Call 03/15/49)	$483	$304,267
Series K, 3.80%, 09/15/46 (Call 03/15/46)	312	204,586
WGL Holdings Inc., 4.60%, 11/01/44 (Call 05/01/44)	120	87,443

		47,351,581

Hand & Machine Tools — 0.0%
Kennametal Inc.
2.80%, 03/01/31 (Call 12/01/30)	170	130,505
4.63%, 06/15/28 (Call 03/15/28)	408	381,018
Regal Rexnord Corp.
6.05%, 02/15/26(b)	720	708,066
6.05%, 04/15/28 (Call 03/15/28)(b)	1,125	1,076,754
6.30%, 02/15/30 (Call 12/15/29)(b)	815	769,143
6.40%, 04/15/33 (Call 01/15/33)(b)	730	670,637
Snap-on Inc.
3.10%, 05/01/50 (Call 11/01/49)	160	98,127
4.10%, 03/01/48 (Call 09/01/47)	495	363,535
Stanley Black & Decker Inc.
3.00%, 05/15/32 (Call 02/15/32)(c)	535	419,535
6.27%, 03/06/26 (Call 03/06/24)	10	10,004
Stanley Black & Decker Inc.
2.30%, 02/24/25 (Call 11/13/23)	5	4,767
2.30%, 03/15/30 (Call 12/15/29)	517	405,546
2.75%, 11/15/50 (Call 05/15/50)	675	344,514
3.40%, 03/01/26 (Call 01/01/26)	896	845,243
4.00%, 03/15/60 (Call 03/15/25), (5-year CMT + 2.657%)(a)	547	447,065
4.25%, 11/15/28 (Call 08/15/28)	445	411,034
4.85%, 11/15/48 (Call 05/15/48)	365	278,859
5.20%, 09/01/40	176	148,175
6.00%, 03/06/28 (Call 02/06/28)	950	948,396
Werner FinCo LP/Werner FinCo Inc., 11.50%, 06/15/28 (Call 06/15/25)(b)(c)	325	328,059

		8,788,982

Health Care - Products — 0.3%
Abbott Laboratories
1.15%, 01/30/28 (Call 11/30/27)	878	743,629
1.40%, 06/30/30 (Call 03/30/30)	458	355,533
2.95%, 03/15/25 (Call 12/15/24)	420	406,290
3.75%, 11/30/26 (Call 08/30/26)	1,583	1,514,655
3.88%, 09/15/25 (Call 06/15/25)	655	637,471
4.75%, 11/30/36 (Call 05/30/36)	691	631,033
4.75%, 04/15/43 (Call 10/15/42)	705	607,945
4.90%, 11/30/46 (Call 05/30/46)	2,096	1,806,168
5.30%, 05/27/40	443	414,474
6.00%, 04/01/39	475	475,356
6.15%, 11/30/37	793	814,629
Agilent Technologies Inc.
2.10%, 06/04/30 (Call 03/04/30)	210	163,741
2.30%, 03/12/31 (Call 12/12/30)	950	735,522
2.75%, 09/15/29 (Call 06/15/29)	493	415,243
3.05%, 09/22/26 (Call 06/22/26)	615	570,330
Alcon Finance Corp.
2.60%, 05/27/30 (Call 02/27/30)(b)	425	342,100
2.75%, 09/23/26 (Call 07/23/26)(b)	1,173	1,072,421
3.00%, 09/23/29 (Call 06/23/29)(b)	1,130	959,104
3.80%, 09/23/49 (Call 03/23/49)(b)	475	321,493
5.38%, 12/06/32 (Call 09/06/32)(b)	560	525,019
5.75%, 12/06/52 (Call 06/06/52)(b)	265	238,143

Security	Par (000)	Value

Health Care - Products (continued)
Avantor Funding Inc.
3.88%, 11/01/29 (Call 11/01/24)(b)	$595	$497,768
4.63%, 07/15/28 (Call 12/01/23)(b)	1,136	1,013,158
Bausch & Lomb Escrow Corp., 8.38%, 10/01/28 (Call 10/01/25)(b)	1,090	1,083,297
Baxter International Inc.
1.32%, 11/29/24	55	52,281
1.73%, 04/01/31 (Call 01/01/31)	945	685,998
1.92%, 02/01/27 (Call 01/01/27)	1,400	1,226,858
2.27%, 12/01/28 (Call 10/01/28)	1,285	1,063,402
2.54%, 02/01/32 (Call 11/01/31)(c)	980	734,276
2.60%, 08/15/26 (Call 05/15/26)	685	624,485
3.13%, 12/01/51 (Call 06/01/51)(c)	595	327,389
3.50%, 08/15/46 (Call 02/15/46)	446	267,102
3.95%, 04/01/30 (Call 01/01/30)	325	282,097
Boston Scientific Corp.
1.90%, 06/01/25 (Call 05/01/25)	570	536,186
2.65%, 06/01/30 (Call 03/01/30)	1,245	1,023,830
4.00%, 03/01/28 (Call 12/01/27)	10	9,381
4.55%, 03/01/39 (Call 09/01/38)	436	359,810
4.70%, 03/01/49 (Call 09/01/48)	531	422,788
6.50%, 11/15/35	130	132,178
7.38%, 01/15/40	170	180,972
Danaher Corp.
2.60%, 10/01/50 (Call 04/01/50)	848	465,571
2.80%, 12/10/51 (Call 06/10/51)	710	399,143
3.35%, 09/15/25 (Call 06/15/25)	268	257,336
4.38%, 09/15/45 (Call 03/15/45)	382	302,447
DENTSPLY SIRONA Inc., 3.25%, 06/01/30 (Call 03/01/30)	420	341,789
DH Europe Finance II Sarl
2.20%, 11/15/24 (Call 10/15/24)	955	920,566
2.60%, 11/15/29 (Call 08/15/29)	1,007	851,611
3.25%, 11/15/39 (Call 05/15/39)	635	453,146
3.40%, 11/15/49 (Call 05/15/49)	750	489,283
Edwards Lifesciences Corp., 4.30%, 06/15/28 (Call 03/15/28)	845	790,463
Embecta Corp.
5.00%, 02/15/30 (Call 02/15/27)(b)(c)	365	289,717
6.75%, 02/15/30 (Call 02/15/27)(b)	165	136,769
Garden Spinco Corp., 8.63%, 07/20/30 (Call 07/20/27)(b)(c)	257	265,098
GE HealthCare Technologies Inc.
5.55%, 11/15/24	1,495	1,488,595
5.60%, 11/15/25 (Call 10/15/25)	1,545	1,535,444
5.65%, 11/15/27 (Call 10/15/27)	1,703	1,685,787
5.86%, 03/15/30 (Call 01/15/30)	670	654,511
5.91%, 11/22/32 (Call 08/22/32)	150	145,118
6.38%, 11/22/52 (Call 05/22/52)	830	804,655
HCA Inc.
3.13%, 03/15/27 (Call 02/15/27)	325	293,185
3.63%, 03/15/32 (Call 12/15/31)	1,175	943,583
4.38%, 03/15/42 (Call 09/15/41)	580	417,675
Hologic Inc.
3.25%, 02/15/29 (Call 12/01/23)(b)	715	600,412
4.63%, 02/01/28 (Call 12/01/23)(b)	286	261,157
Koninklijke Philips NV
5.00%, 03/15/42	465	370,757
6.88%, 03/11/38	410	409,352
Medtronic Global Holdings SCA
4.25%, 03/30/28 (Call 02/29/28)	340	323,747
4.50%, 03/30/33 (Call 12/30/32)	775	703,608

80	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Products (continued)
Medtronic Inc.
4.00%, 04/01/43 (Call 10/01/42)	$5	$3,819
4.38%, 03/15/35	1,448	1,266,351
4.63%, 03/15/45	1,290	1,063,705
Mozart Debt Merger Sub Inc.
3.88%, 04/01/29 (Call 10/01/24)(b)	3,370	2,844,035
5.25%, 10/01/29 (Call 10/01/24)(b)(c)	1,900	1,617,784
Olympus Corp., 2.14%, 12/08/26 (Call 11/08/26)(b)	258	229,897
Revvity Inc.
1.90%, 09/15/28 (Call 07/15/28)	665	545,681
2.25%, 09/15/31 (Call 06/15/31)	345	256,586
2.55%, 03/15/31 (Call 12/15/30)	175	134,772
3.30%, 09/15/29 (Call 06/15/29)	830	707,412
3.63%, 03/15/51 (Call 09/15/50)	300	182,549
Smith & Nephew PLC, 2.03%, 10/14/30 (Call 07/14/30)	960	722,266
STERIS Irish FinCo UnLtd Co.
2.70%, 03/15/31 (Call 12/15/30)	377	298,307
3.75%, 03/15/51 (Call 09/15/50)	705	465,725
Stryker Corp.
1.15%, 06/15/25 (Call 05/15/25)	380	352,991
1.95%, 06/15/30 (Call 03/15/30)	922	720,369
2.90%, 06/15/50 (Call 12/15/49)	171	99,788
3.38%, 11/01/25 (Call 08/01/25)	971	927,958
3.50%, 03/15/26 (Call 12/15/25)	1,077	1,024,394
3.65%, 03/07/28 (Call 12/07/27)	596	549,770
4.10%, 04/01/43 (Call 10/01/42)	624	467,578
4.38%, 05/15/44 (Call 11/15/43)	432	332,491
4.63%, 03/15/46 (Call 09/15/45)	700	564,447
Teleflex Inc.
4.25%, 06/01/28 (Call 12/01/23)(b)	360	318,338
4.63%, 11/15/27 (Call 11/16/23)	360	330,567
Thermo Fisher Scientific Inc.
1.75%, 10/15/28 (Call 08/15/28)	800	668,940
2.00%, 10/15/31 (Call 07/15/31)	875	659,796
2.60%, 10/01/29 (Call 07/01/29)	948	803,628
2.80%, 10/15/41 (Call 04/15/41)	722	459,274
4.10%, 08/15/47 (Call 02/15/47)	790	588,622
4.80%, 11/21/27 (Call 10/21/27)	350	342,708
4.95%, 08/10/26 (Call 07/10/26)	500	495,079
4.95%, 11/21/32 (Call 08/21/32)	830	772,401
4.98%, 08/10/30 (Call 06/10/30)	325	309,947
5.09%, 08/10/33 (Call 05/10/33)	405	378,853
5.30%, 02/01/44 (Call 08/01/43)	150	133,677
5.40%, 08/10/43 (Call 04/10/43)	435	393,355
Varex Imaging Corp., 7.88%, 10/15/27 (Call 12/01/23)(b)(c)	209	205,810
Zimmer Biomet Holdings Inc.
1.45%, 11/22/24 (Call 11/13/23)	415	395,344
2.60%, 11/24/31 (Call 08/24/31)	680	520,999
3.05%, 01/15/26 (Call 12/15/25)	864	812,128
3.55%, 04/01/25 (Call 01/01/25)	160	154,577
4.45%, 08/15/45 (Call 02/15/45)	400	300,810
5.75%, 11/30/39	280	249,535

		65,547,143

Health Care - Services — 1.0%
Acadia Healthcare Co. Inc.
5.00%, 04/15/29 (Call 12/01/23)(b)	345	309,085
5.50%, 07/01/28 (Call 12/01/23)(b)	345	318,858

Security	Par (000)	Value

Health Care - Services (continued)
AdventHealth Obligated Group, Series E, 2.80%, 11/15/51 (Call 05/15/51)	$111	$62,977
Adventist Health System, 5.43%, 03/01/32 (Call 12/01/31)	280	265,374
Adventist Health System/West
2.95%, 03/01/29 (Call 12/01/28)	239	203,447
3.63%, 03/01/49 (Call 09/01/48)	409	258,578
Advocate Health & Hospitals Corp.
3.39%, 10/15/49 (Call 04/15/49)	198	127,038
3.83%, 08/15/28 (Call 05/15/28)	407	376,967
4.27%, 08/15/48 (Call 02/15/48)	575	441,003
Series 2020, 2.21%, 06/15/30 (Call 03/15/30)	120	95,650
Series 2020, 3.01%, 06/15/50 (Call 12/15/49)	222	132,228
Aetna Inc.
3.50%, 11/15/24 (Call 08/15/24)	822	801,342
3.88%, 08/15/47 (Call 02/15/47)	629	413,720
4.13%, 11/15/42 (Call 05/15/42)	415	296,450
4.50%, 05/15/42 (Call 11/15/41)	375	283,769
4.75%, 03/15/44 (Call 09/15/43)	343	264,613
6.63%, 06/15/36	530	533,023
6.75%, 12/15/37	245	246,603
AHP Health Partners Inc., 5.75%, 07/15/29 (Call 07/15/24)(b)	230	189,558
AHS Hospital Corp.
5.02%, 07/01/45	150	126,480
Series 2021, 2.78%, 07/01/51 (Call 01/01/51)	343	187,779
Akumin Escrow Inc., 7.50%, 08/01/28 (Call 08/01/24)(b)	275	217,485
Akumin Inc., 7.00%, 11/01/25 (Call 12/01/23)(b)(c)	350	297,718
Allina Health System
2.90%, 11/15/51 (Call 05/15/51)	225	126,969
Series 2019, 3.89%, 04/15/49	511	363,233
Anthem Inc.
4.10%, 05/15/32 (Call 02/15/32)	460	398,809
4.55%, 05/15/52 (Call 11/15/51)	430	325,179
Ascension Health
3.95%, 11/15/46	895	648,984
4.85%, 11/15/53	585	486,655
Series B, 2.53%, 11/15/29 (Call 08/15/29)	267	224,511
Series B, 3.11%, 11/15/39 (Call 05/15/39)	184	127,752
Banner Health
1.90%, 01/01/31 (Call 07/01/30)	565	429,882
2.34%, 01/01/30 (Call 10/01/29)	385	312,720
2.91%, 01/01/42 (Call 07/01/41)	134	84,930
2.91%, 01/01/51 (Call 07/01/50)	468	266,733
Series 2020, 3.18%, 01/01/50 (Call 07/01/49)	270	167,208
Baptist Health South Florida Obligated Group, Series 2021, 3.12%, 11/15/71 (Call 05/15/71)(c)	5	2,513
Baptist Healthcare System Obligated Group, Series 20B, 3.54%, 08/15/50 (Call 02/15/50)	115	71,886
BayCare Health System Inc., Series 2020, 3.83%, 11/15/50 (Call 05/15/50)	619	433,183
Baylor Scott & White Holdings
3.97%, 11/15/46 (Call 05/15/46)	525	381,719
4.19%, 11/15/45 (Call 05/15/45)	226	171,020

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
Series 2021, 1.78%, 11/15/30 (Call 05/15/30)	$180	$137,068
Series 2021, 2.84%, 11/15/50 (Call 11/15/49)	763	435,586
Beth Israel Lahey Health Inc., Series L, 3.08%, 07/01/51 (Call 01/01/51)	404	219,122
Bon Secours Mercy Health Inc. 3.46%, 06/01/30 (Call 12/01/29)	638	555,788
Series 20-2, 2.10%, 06/01/31 (Call 12/01/30)	340	259,316
Series 20-2, 3.21%, 06/01/50 (Call 12/01/49)	195	115,520
Cano Health LLC, 6.25%, 10/01/28 (Call 10/01/24)(b)(c)	220	87,977
Catalent Pharma Solutions Inc.
3.13%, 02/15/29 (Call 02/15/24)(b)(c)	435	344,376
3.50%, 04/01/30 (Call 04/01/25)(b)(c)	500	392,585
5.00%, 07/15/27 (Call 12/01/23)(b)	345	308,197
Catholic Health Services of Long Island
Obligated Group, Series 2020, 3.37%, 07/01/50 (Call 01/01/50)	440	260,938
Cedars-Sinai Health System, Series 2021, 2.29%, 08/15/31 (Call 02/15/31)	90	69,401
Centene Corp.
2.45%, 07/15/28 (Call 05/15/28)	1,635	1,375,046
2.50%, 03/01/31 (Call 12/01/30)	1,953	1,478,991
2.63%, 08/01/31 (Call 05/01/31)	820	618,274
3.00%, 10/15/30 (Call 07/15/30)	1,820	1,438,932
3.38%, 02/15/30 (Call 02/15/25)	1,562	1,292,438
4.25%, 12/15/27 (Call 11/16/23)	2,209	2,033,097
4.63%, 12/15/29 (Call 12/15/24)	2,648	2,366,255
Charles River Laboratories International Inc.
3.75%, 03/15/29 (Call 03/15/24)(b)	385	326,198
4.00%, 03/15/31 (Call 03/15/26)(b)	375	306,198
4.25%, 05/01/28 (Call 11/16/23)(b)	375	333,748
Children’s Health System of Texas, 2.51%, 08/15/50 (Call 02/15/50)	269	141,523
Children’s Hospital Corp. (The)
Series 2017, 4.12%, 01/01/47 (Call 07/01/46)	90	67,358
Series 2020, 2.59%, 02/01/50 (Call 08/01/49)	135	73,645
Children’s Hospital Medical Center/Cincinnati OH, 4.27%, 05/15/44	245	193,360
Children’s Hospital of Philadelphia (The), Series 2020, 2.70%, 07/01/50 (Call 01/01/50)	195	108,205
Children’s Hospital/DC, Series 2020, 2.93%, 07/15/50 (Call 01/15/50)	238	133,937
CHRISTUS Health, Series C, 4.34%, 07/01/28 (Call 04/01/28)	536	504,967
CHS/Community Health Systems Inc.
4.75%, 02/15/31 (Call 02/15/26)(b)	775	521,265
5.25%, 05/15/30 (Call 05/15/25)(b)	1,140	809,666
5.63%, 03/15/27 (Call 12/15/23)(b)	1,415	1,155,990
6.00%, 01/15/29 (Call 01/15/24)(b)	745	564,507
6.13%, 04/01/30 (Call 04/01/25)(b)(c)	910	352,738
6.88%, 04/01/28 (Call 11/16/23)(b)	560	241,222
6.88%, 04/15/29 (Call 04/15/24)(b)	1,025	419,985
8.00%, 03/15/26 (Call 12/01/23)(b)	1,597	1,460,848
8.00%, 12/15/27 (Call 11/16/23)(b)	514	436,655
City of Hope
Series 2013, 5.62%, 11/15/43	265	230,707

Security	Par (000)	Value

Health Care - Services (continued)
Series 2018, 4.38%, 08/15/48 (Call 02/15/48)	$308	$221,904
Cleveland Clinic Foundation (The), 4.86%, 01/01/2114	320	246,457
CommonSpirit Health
1.55%, 10/01/25 (Call 07/01/25)	713	653,536
2.78%, 10/01/30 (Call 04/01/30)	368	294,990
3.35%, 10/01/29 (Call 04/01/29)	457	391,965
3.82%, 10/01/49 (Call 04/01/49)	650	428,793
3.91%, 10/01/50 (Call 04/01/50)	515	341,954
4.19%, 10/01/49 (Call 04/01/49)	637	445,900
4.35%, 11/01/42	663	508,218
6.07%, 11/01/27 (Call 08/01/27)	50	49,849
Community Health Network Inc., Series 20-A, 3.10%, 05/01/50 (Call 11/01/49)	545	309,880
Corewell Health Obligated Group, Series 19A, 3.49%, 07/15/49 (Call 01/15/49)	490	323,710
Cottage Health Obligated Group, Series 2020, 3.30%, 11/01/49 (Call 05/01/49)	384	239,517
Dartmouth-Hitchcock Health, Series B, 4.18%, 08/01/48 (Call 02/01/48)	360	247,468
DaVita Inc.
3.75%, 02/15/31 (Call 02/15/26)(b)	1,105	794,742
4.63%, 06/01/30 (Call 06/01/25)(b)	2,071	1,623,709
Dignity Health
4.50%, 11/01/42	475	359,998
5.27%, 11/01/64	183	147,287
Duke University Health System Inc., Series 2017, 3.92%, 06/01/47 (Call 12/01/46)	508	369,376
Elevance Health Inc.
1.50%, 03/15/26 (Call 02/15/26)	1,020	923,830
2.25%, 05/15/30 (Call 02/15/30)	824	656,791
2.38%, 01/15/25 (Call 12/15/24)	1,556	1,492,901
2.55%, 03/15/31 (Call 12/15/30)	815	644,684
2.88%, 09/15/29 (Call 06/15/29)	1,003	851,796
3.13%, 05/15/50 (Call 11/15/49)	796	471,733
3.35%, 12/01/24 (Call 10/01/24)	1,249	1,215,862
3.60%, 03/15/51 (Call 09/15/50)	875	561,078
3.65%, 12/01/27 (Call 09/01/27)	1,694	1,560,325
3.70%, 09/15/49 (Call 03/15/49)	677	444,733
4.10%, 03/01/28 (Call 12/01/27)	970	906,156
4.38%, 12/01/47 (Call 06/01/47)	1,091	815,951
4.55%, 03/01/48 (Call 09/01/47)	612	468,007
4.63%, 05/15/42	690	553,078
4.65%, 01/15/43	720	575,002
4.65%, 08/15/44 (Call 02/15/44)	530	418,848
4.75%, 02/15/33 (Call 11/15/32)	840	761,009
4.90%, 02/08/26 (Call 02/08/24)	4	3,925
5.10%, 01/15/44	675	563,774
5.13%, 02/15/53 (Call 08/15/52)	815	676,119
5.35%, 10/15/25 (Call 09/15/25)	384	381,077
5.50%, 10/15/32 (Call 07/15/32)	550	526,260
5.85%, 01/15/36	10	9,521
5.95%, 12/15/34	188	182,951
6.10%, 10/15/52 (Call 04/15/52)	495	467,921
6.38%, 06/15/37	175	173,190
Encompass Health Corp.
4.50%, 02/01/28 (Call 12/01/23)	559	503,945
4.63%, 04/01/31 (Call 04/01/26)	285	237,239
4.75%, 02/01/30 (Call 02/01/25)	580	503,242
5.75%, 09/15/25 (Call 12/01/23)	310	302,480

82	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
Fortrea Holdings Inc., 7.50%, 07/01/30 (Call 07/01/26)(b)	$415	$401,152
Franciscan Missionaries of Our Lady Health System Inc., Series B, 3.91%, 07/01/49 (Call 01/01/49)	133	86,149
Fred Hutchinson Cancer Center, 4.97%, 01/01/52 (Call 07/01/51)	164	135,461
Fresenius Medical Care U.S. Finance III Inc.
1.88%, 12/01/26 (Call 11/01/26)(b)	888	764,450
2.38%, 02/16/31 (Call 11/16/30)(b)	915	622,413
3.00%, 12/01/31 (Call 09/01/31)(b)	585	406,942
3.75%, 06/15/29 (Call 03/15/29)(b)	633	524,033
Global Medical Response Inc., 6.50%, 10/01/25 (Call 12/01/23)(b)(j)(k)	445	283,508
Hackensack Meridian Health Inc.
4.21%, 07/01/48 (Call 01/01/48)	348	263,187
4.50%, 07/01/57 (Call 01/01/57)	215	163,015
Series 2020, 2.68%, 09/01/41 (Call 03/01/41)	305	188,805
Series 2020, 2.88%, 09/01/50 (Call 03/01/50)	302	174,979
Hartford HealthCare Corp., 3.45%, 07/01/54	450	287,166
HCA Inc.
2.38%, 07/15/31 (Call 04/15/31)	1,220	906,472
3.38%, 03/15/29 (Call 01/15/29)	150	128,918
3.50%, 09/01/30 (Call 03/01/30)	2,184	1,807,607
3.50%, 07/15/51 (Call 01/15/51)	845	488,925
4.13%, 06/15/29 (Call 03/15/29)	1,519	1,347,972
4.50%, 02/15/27 (Call 08/15/26)	1,573	1,486,875
4.63%, 03/15/52 (Call 09/15/51)	980	683,056
5.13%, 06/15/39 (Call 12/15/38)	877	720,749
5.20%, 06/01/28 (Call 05/01/28)	445	423,629
5.25%, 04/15/25	1,340	1,321,293
5.25%, 06/15/26 (Call 12/15/25)	1,571	1,533,544
5.25%, 06/15/49 (Call 12/15/48)	1,422	1,093,386
5.38%, 02/01/25	1,806	1,786,906
5.38%, 09/01/26 (Call 03/01/26)	1,085	1,061,031
5.50%, 06/01/33 (Call 03/01/33)	700	638,732
5.50%, 06/15/47 (Call 12/15/46)	1,322	1,063,400
5.63%, 09/01/28 (Call 03/01/28)	1,385	1,339,179
5.88%, 02/15/26 (Call 08/15/25)	1,594	1,579,913
5.88%, 02/01/29 (Call 08/01/28)	760	736,140
5.90%, 06/01/53 (Call 12/01/52)	930	786,225
Health Care Service Corp. A Mutual Legal Reserve Co.
1.50%, 06/01/25 (Call 05/01/25)(b)	205	190,551
2.20%, 06/01/30 (Call 03/01/30)(b)	986	779,282
3.20%, 06/01/50 (Call 12/01/49)(b)	475	285,539
HealthEquity Inc., 4.50%, 10/01/29 (Call 10/01/24)(b)	455	390,305
Heartland Dental LLC/Heartland Dental Finance Corp.
8.50%, 05/01/26 (Call 12/01/23)(b)(c)	227	208,182
10.50%, 04/30/28 (Call 05/15/25)(b)	490	470,982
Highmark Inc.
1.45%, 05/10/26 (Call 04/10/26)(b)	1,140	1,014,181
2.55%, 05/10/31 (Call 02/10/31)(b)	748	555,071
Hoag Memorial Hospital Presbyterian, 3.80%, 07/15/52 (Call 01/15/52)	538	369,241
Humana Inc.
1.35%, 02/03/27 (Call 01/03/27)	1,177	1,020,130
2.15%, 02/03/32 (Call 11/03/31)	460	338,846

Security	Par (000)	Value

Health Care - Services (continued)
3.13%, 08/15/29 (Call 05/15/29)	$553	$478,505
3.70%, 03/23/29 (Call 02/23/29)	715	646,623
3.95%, 03/15/27 (Call 12/15/26)	986	929,364
3.95%, 08/15/49 (Call 02/15/49)	310	212,831
4.50%, 04/01/25 (Call 03/01/25)	888	872,231
4.63%, 12/01/42 (Call 06/01/42)	320	250,306
4.80%, 03/15/47 (Call 09/15/46)	457	359,933
4.88%, 04/01/30 (Call 01/01/30)	455	423,778
4.95%, 10/01/44 (Call 04/01/44)	422	339,025
5.50%, 03/15/53 (Call 09/15/52)	530	456,350
5.70%, 03/13/26 (Call 03/13/24)	100	99,319
5.75%, 03/01/28 (Call 02/01/28)	165	164,278
5.88%, 03/01/33 (Call 12/01/32)	315	305,356
IHC Health Services Inc., 4.13%, 05/15/48 (Call 11/15/47)	220	167,233
Indiana University Health Inc. Obligated Group
3.97%, 11/01/48 (Call 05/01/48)	500	369,092
Series 2021, 2.85%, 11/01/51 (Call 05/01/51)	290	164,789
Inova Health System Foundation, 4.07%, 05/15/52 (Call 11/15/51)(c)	365	271,247
Integris Baptist Medical Center Inc., Series A, 3.88%, 08/15/50 (Call 02/15/50)	500	326,454
Iowa Health System, Series 2020, 3.67%, 02/15/50 (Call 08/15/49)	350	226,832
IQVIA Inc.
5.00%, 10/15/26 (Call 12/01/23)(b)	770	734,155
5.00%, 05/15/27 (Call 12/01/23)(b)	810	763,649
5.70%, 05/15/28 (Call 04/15/28)(b)	495	474,707
6.50%, 05/15/30 (Call 05/15/26)(b)	505	489,941
Johns Hopkins Health System Corp. (The), 3.84%, 05/15/46	201	144,127
Kaiser Foundation Hospitals
3.15%, 05/01/27 (Call 02/01/27)	160	148,293
4.15%, 05/01/47 (Call 11/01/46)	1,420	1,069,039
4.88%, 04/01/42	581	494,932
Series 2019, 3.27%, 11/01/49 (Call 05/01/49)	627	391,171
Series 2021, 2.81%, 06/01/41 (Call 12/01/40)	832	533,697
Series 2021, 3.00%, 06/01/51 (Call 12/01/50)	939	549,745
Kedrion SpA, 6.50%, 09/01/29 (Call 09/01/25)(b)	580	484,895
Laboratory Corp. of America Holdings
1.55%, 06/01/26 (Call 05/01/26)	560	501,292
2.30%, 12/01/24 (Call 11/01/24)	930	893,345
2.70%, 06/01/31 (Call 03/01/31)	330	260,176
2.95%, 12/01/29 (Call 09/01/29)	816	688,220
3.60%, 02/01/25 (Call 11/01/24)	497	482,668
3.60%, 09/01/27 (Call 06/01/27)	628	584,104
4.70%, 02/01/45 (Call 08/01/44)	823	637,566
Legacy LifePoint Health LLC, 4.38%, 02/15/27 (Call 12/01/23)(b)	435	359,608
Lifepoint Health Inc., 5.38%, 01/15/29 (Call 01/15/24)(b)	390	235,740
LifePoint Health Inc.
9.88%, 08/15/30 (Call 08/15/26)	590	533,014
11.00%, 10/15/30 (Call 10/15/26)(b)	845	795,394
Mass General Brigham Inc. Series 2015, 4.12%, 07/01/55	115	82,044

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
Series 2017, 3.77%, 07/01/48 (Call 01/01/48)	$391	$273,666
Series 2020, 3.19%, 07/01/49 (Call 01/01/49)	370	229,550
Series 2020, 3.34%, 07/01/60 (Call 01/01/60)	498	294,175
Mayo Clinic
3.77%, 11/15/43	330	247,951
Series 2013, 4.00%, 11/15/47	210	157,026
Series 2016, 4.13%, 11/15/52	315	238,900
Series 2021, 3.20%, 11/15/61 (Call 05/15/61)	419	243,380
McLaren Health Care Corp., Series A, 4.39%, 05/15/48 (Call 11/15/47)	265	199,827
MedStar Health Inc., Series 20A, 3.63%, 08/15/49	485	312,803
Memorial Health Services, 3.45%, 11/01/49 (Call 05/01/49)	534	344,390
Memorial Sloan-Kettering Cancer Center
4.13%, 07/01/52	332	242,190
5.00%, 07/01/42	370	321,078
Series 2015, 4.20%, 07/01/55	446	323,498
Series 2020, 2.96%, 01/01/50 (Call 07/01/49)	240	142,055
Mercy Health/OH, Series 2018, 4.30%, 07/01/28 (Call 01/01/28)	206	191,799
Methodist Hospital (The), Series 20A, 2.71%, 12/01/50 (Call 06/01/50)	458	250,705
MidMichigan Health, Series 2020, 3.41%, 06/01/50 (Call 12/01/49)	481	292,877
ModivCare Escrow Issuer Inc., 5.00%, 10/01/29 (Call 10/01/24)(b)	365	265,992
ModivCare Inc., 5.88%, 11/15/25 (Call 12/01/23)(b)	375	357,067
Molina Healthcare Inc.
3.88%, 11/15/30 (Call 08/17/30)(b)	475	387,545
3.88%, 05/15/32 (Call 02/15/32)(b)	582	459,062
4.38%, 06/15/28 (Call 12/01/23)(b)	620	553,515
Montefiore Obligated Group
4.29%, 09/01/50	317	178,030
Series 18-C, 5.25%, 11/01/48 (Call 05/01/48)	397	267,991
Mount Nittany Medical Center Obligated Group, 3.80%, 11/15/52	150	101,551
Mount Sinai Hospitals Group Inc.
Series 2017, 3.98%, 07/01/48	268	187,753
Series 2019, 3.74%, 07/01/49 (Call 01/01/49)	410	271,548
Series 2020, 3.39%, 07/01/50 (Call 07/01/49)	353	212,464
MultiCare Health System, 2.80%, 08/15/50 (Call 02/15/50)	415	218,743
Nationwide Children’s Hospital Inc., 4.56%, 11/01/52 (Call 05/01/52)	193	155,142
New York and Presbyterian Hospital (The)
2.26%, 08/01/40 (Call 02/01/40)	30	17,802
2.61%, 08/01/60 (Call 02/01/60)	168	80,789
4.02%, 08/01/45	485	360,200
4.06%, 08/01/56	295	208,168
Series 2019, 3.95%, 08/01/2119 (Call 02/01/19)	577	355,547
Northwell Healthcare Inc. 3.81%, 11/01/49 (Call 11/01/48)	325	211,297

Security	Par (000)	Value

Health Care - Services (continued)
3.98%, 11/01/46 (Call 11/01/45)	$392	$272,827
4.26%, 11/01/47 (Call 11/01/46)	715	512,413
Northwestern Memorial Healthcare Obligated Group, Series 2021, 2.63%, 07/15/51 (Call 01/15/51)	25	13,942
Novant Health Inc.
2.64%, 11/01/36 (Call 08/01/36)	100	69,465
3.17%, 11/01/51 (Call 05/01/51)	467	281,559
3.32%, 11/01/61 (Call 05/01/61)	254	146,249
NY Society for Relief of Ruptured & Crippled Maintaining Hosp Special Surgery, Series
2020, 2.67%, 10/01/50 (Call 04/01/50)	330	173,553
NYU Langone Hospitals
4.37%, 07/01/47 (Call 01/01/47)(c)	680	531,162
4.78%, 07/01/44	205	166,115
5.75%, 07/01/43	5	4,652
Series 2020, 3.38%, 07/01/55 (Call 01/01/55)	110	65,762
OhioHealth Corp.
2.83%, 11/15/41 (Call 05/15/41)	224	141,123
Series 2020, 3.04%, 11/15/50 (Call 05/15/50)	430	268,936
Orlando Health Obligated Group
3.33%, 10/01/50 (Call 04/01/50)	375	236,019
4.09%, 10/01/48 (Call 04/01/48)	380	274,329
PeaceHealth Obligated Group Series 2018, 4.79%, 11/15/48 (Call 05/15/48)	533	409,234
Series 2020, 1.38%, 11/15/25 (Call 08/15/25)	538	489,961
Series 2020, 3.22%, 11/15/50 (Call 05/15/50)	213	119,071
Pediatrix Medical Group Inc., 5.38%, 02/15/30 (Call 02/15/25)(b)(c)	310	267,569
Piedmont Healthcare Inc.
2.04%, 01/01/32 (Call 07/01/31)	175	130,944
2.86%, 01/01/52 (Call 07/01/51)	231	126,778
Series 2042, 2.72%, 01/01/42 (Call 07/01/41)	188	114,881
Presbyterian Healthcare Services, 4.88%, 08/01/52 (Call 02/01/52)	233	194,987
Prime Healthcare Services Inc., 7.25%, 11/01/25 (Call 12/01/23)(b)	640	585,597
Providence St Joseph Health Obligated Group
5.40%, 10/01/33 (Call 04/01/33)	645	604,428
Series 19A, 2.53%, 10/01/29 (Call 07/01/29) .	106	87,065
Series 21A, 2.70%, 10/01/51 (Call 04/01/51) .	15	7,522
Series A, 3.93%, 10/01/48 (Call 04/01/48)	595	405,677
Series H, 2.75%, 10/01/26 (Call 07/01/26)	75	68,523
Series I, 3.74%, 10/01/47	705	471,487
Queen’s Health Systems (The), 4.81%, 07/01/52 (Call 01/01/52)	176	144,740
Quest Diagnostics Inc.
2.80%, 06/30/31 (Call 03/30/31)	540	427,164
2.95%, 06/30/30 (Call 03/30/30)	540	443,258
3.45%, 06/01/26 (Call 03/01/26)	876	825,583
3.50%, 03/30/25 (Call 12/30/24)	216	208,201
4.20%, 06/30/29 (Call 03/30/29)	830	763,136
4.70%, 03/30/45 (Call 09/30/44)(c)	345	270,622
6.40%, 11/30/33 (Call 08/30/33)	150	149,567
Quorum Health Corp., 11.63%, 04/15/23(l)	50	—

84	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
Radiology Partners Inc., 9.25%, 02/01/28 (Call 12/01/23)(b)	$535	$199,170
Rady Children’s Hospital-San Diego/CA, Series 21A, 3.15%, 08/15/51 (Call 08/15/50)	225	136,192
Rede D’or Finance Sarl
4.50%, 01/22/30 (Call 10/22/29)(d)	300	244,216
4.95%, 01/17/28 (Call 10/17/27)(d)	600	536,320
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., 9.75%, 12/01/26 (Call 12/01/23)(b)	985	927,593
Roche Holdings Inc.
0.99%, 03/05/26 (Call 02/05/26)(b)	610	551,217
1.93%, 12/13/28 (Call 10/13/28)(b)	555	468,176
2.08%, 12/13/31 (Call 09/13/31)(b)	1,155	887,208
2.13%, 03/10/25 (Call 02/10/25)(b)	335	320,724
2.31%, 03/10/27 (Call 02/10/27)(b)	940	849,431
2.38%, 01/28/27 (Call 10/28/26)(b)	710	644,679
2.61%, 12/13/51 (Call 06/13/51)(b)	1,395	772,399
2.63%, 05/15/26 (Call 02/15/26)(b)	700	653,351
3.00%, 11/10/25 (Call 08/10/25)(b)(c)	824	787,449
3.63%, 09/17/28 (Call 06/17/28)(b)	654	605,760
7.00%, 03/01/39(b)	660	728,965
RP Escrow Issuer LLC, 5.25%, 12/15/25 (Call 12/01/23)(b)(c)	575	415,347
Rush Obligated Group, Series 2020, 3.92%, 11/15/29 (Call 08/15/29)	450	404,298
RWJ Barnabas Health Inc.
3.48%, 07/01/49 (Call 01/01/49)	218	141,806
3.95%, 07/01/46 (Call 07/01/45)	358	254,974
Seattle Children’s Hospital, Series 2021, 2.72%, 10/01/50 (Call 10/01/49)	295	164,702
Select Medical Corp., 6.25%, 08/15/26 (Call 12/01/23)(b)	915	890,164
Sentara Healthcare, 2.93%, 11/01/51 (Call 05/01/51)	100	57,634
Sharp HealthCare, Series 20B, 2.68%, 08/01/50 (Call 08/01/49)	375	205,688
SSM Health Care Corp.
4.89%, 06/01/28 (Call 03/01/28)	250	241,490
Series A, 3.82%, 06/01/27 (Call 03/01/27)	310	290,230
Stanford Health Care
3.03%, 08/15/51 (Call 02/15/51)	270	160,611
Series 2018, 3.80%, 11/15/48 (Call 05/15/48)	690	483,321
Series 2020, 3.31%, 08/15/30 (Call 05/15/30)	28	23,992
Star Parent Inc., 9.00%, 10/01/30 (Call 10/01/26)(b)	770	765,040
Summa Health, 3.51%, 11/15/51 (Call 05/15/51)	381	231,893
Surgery Center Holdings Inc.
6.75%, 07/01/25 (Call 12/01/23)(b)	100	97,885
10.00%, 04/15/27 (Call 12/01/23)(b)(c)	234	234,380
Sutter Health
5.55%, 08/15/53 (Call 02/15/53)	65	59,013
Series 2018, 3.70%, 08/15/28 (Call 05/15/28)(c)	233	213,098
Series 2018, 4.09%, 08/15/48 (Call 02/15/48)	489	355,020
Series 20A, 1.32%, 08/15/25 (Call 05/15/25)	467	427,172
Series 20A, 2.29%, 08/15/30 (Call 02/15/30)	234	184,527
Series 20A, 3.16%, 08/15/40 (Call 02/15/40)	310	206,594
Series 20A, 3.36%, 08/15/50 (Call 02/15/50)	489	302,988

Security	Par (000)	Value

Health Care - Services (continued)
Team Health Holdings Inc., 6.38%, 02/01/25 (Call 11/16/23)(b)(c)	$500	$400,753
Tenet Healthcare Corp.
4.25%, 06/01/29 (Call 06/01/24)	1,130	968,211
4.38%, 01/15/30 (Call 12/01/24)	1,070	906,061
4.63%, 06/15/28 (Call 11/16/23)	540	480,774
4.88%, 01/01/26 (Call 11/16/23)	1,655	1,587,755
5.13%, 11/01/27 (Call 11/16/23)	1,150	1,062,528
6.13%, 10/01/28 (Call 12/01/23)(c)	1,885	1,743,881
6.13%, 06/15/30 (Call 06/15/25)	1,510	1,400,608
6.25%, 02/01/27 (Call 11/16/23)	1,165	1,119,145
6.75%, 05/15/31 (Call 05/15/26)(b)(c)	1,019	967,924
6.88%, 11/15/31(c)	282	260,225
Texas Health Resources
2.33%, 11/15/50 (Call 05/15/50)	454	227,026
4.33%, 11/15/55	225	173,125
Toledo Hospital (The)
4.98%, 11/15/45 (Call 05/15/45)	200	118,631
5.75%, 11/15/38 (Call 11/15/28)	279	265,890
6.02%, 11/15/48	293	195,911
Series B, 5.33%, 11/15/28	242	186,103
Trinity Health Corp.
4.13%, 12/01/45	488	365,239
Series 2019, 3.43%, 12/01/48	407	274,424
Series 2021, 2.63%, 12/01/40 (Call 06/01/40)	272	169,148
U.S. Acute Care Solutions LLC, 6.38%, 03/01/26 (Call 12/01/23)(b)	565	482,701
UMass Memorial Health Care Obligated Group, 5.36%, 07/01/52 (Call 01/01/52)	90	74,610
UnitedHealth Group Inc.
3.70%, 05/15/27 (Call 04/15/27)	330	310,926
1.15%, 05/15/26 (Call 04/15/26)	930	839,563
1.25%, 01/15/26	508	464,211
2.00%, 05/15/30	1,350	1,072,564
2.30%, 05/15/31 (Call 02/15/31)	1,149	903,871
2.75%, 05/15/40 (Call 11/15/39)	589	380,950
2.88%, 08/15/29	649	562,823
2.90%, 05/15/50 (Call 11/15/49)	808	466,033
2.95%, 10/15/27	680	618,647
3.05%, 05/15/41 (Call 11/15/40)	1,035	690,007
3.10%, 03/15/26	1,175	1,115,275
3.13%, 05/15/60 (Call 11/15/59)	622	354,279
3.25%, 05/15/51 (Call 11/15/50)	1,366	839,432
3.38%, 04/15/27	797	744,646
3.45%, 01/15/27	995	935,298
3.50%, 08/15/39 (Call 02/15/39)	905	664,184
3.70%, 12/15/25	376	363,322
3.70%, 08/15/49 (Call 02/15/49)	790	534,647
3.75%, 07/15/25	1,746	1,700,369
3.75%, 10/15/47 (Call 04/15/47)	663	457,444
3.85%, 06/15/28	1,185	1,105,539
3.88%, 12/15/28	585	543,118
3.88%, 08/15/59 (Call 02/15/59)	862	570,795
3.95%, 10/15/42 (Call 04/15/42)	411	306,175
4.00%, 05/15/29 (Call 03/15/29)	900	833,034
4.20%, 05/15/32 (Call 02/15/32)	1,155	1,023,451
4.20%, 01/15/47 (Call 07/15/46)	997	743,653
4.25%, 01/15/29 (Call 12/15/28)	1,095	1,029,309
4.25%, 03/15/43 (Call 09/15/42)	456	355,763
4.25%, 04/15/47 (Call 10/15/46)	799	602,638

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
4.25%, 06/15/48 (Call 12/15/47)	$789	$590,461
4.38%, 03/15/42 (Call 09/15/41)	725	573,420
4.45%, 12/15/48 (Call 06/15/48)	762	587,928
4.50%, 04/15/33 (Call 01/15/33)	1,160	1,043,807
4.63%, 07/15/35	935	830,929
4.63%, 11/15/41 (Call 05/15/41)	508	417,866
4.75%, 07/15/45	1,369	1,122,767
4.75%, 05/15/52 (Call 11/15/51)	1,460	1,167,176
4.95%, 05/15/62 (Call 11/15/61)	805	648,655
5.05%, 04/15/53 (Call 10/15/52)	1,510	1,269,827
5.15%, 10/15/25	550	547,864
5.20%, 04/15/63 (Call 10/15/62)	1,660	1,387,456
5.25%, 02/15/28 (Call 01/15/28)	650	645,489
5.30%, 02/15/30 (Call 12/15/29)	845	829,251
5.35%, 02/15/33 (Call 11/15/32)	1,550	1,489,296
5.70%, 10/15/40 (Call 04/15/40)	210	198,750
5.80%, 03/15/36	743	730,923
5.88%, 02/15/53 (Call 08/15/52)	1,370	1,295,827
5.95%, 02/15/41 (Call 08/15/40)	395	379,525
6.05%, 02/15/63 (Call 08/15/62)	1,020	972,837
6.50%, 06/15/37	410	425,417
6.63%, 11/15/37	621	647,479
6.88%, 02/15/38	967	1,037,782
Universal Health Services Inc.
1.65%, 09/01/26 (Call 08/01/26)	855	753,797
2.65%, 10/15/30 (Call 07/15/30)	878	671,319
2.65%, 01/15/32 (Call 10/15/31)	430	315,447
UPMC
5.04%, 05/15/33 (Call 02/15/33)	130	120,856
Series D-1, 3.60%, 04/03/25	45	43,494
WakeMed, Series A, 3.29%, 10/01/52 (Call 04/01/52)	114	67,547
West Virginia United Health System Obligated Group, Series 2020, 3.13%, 06/01/50 (Call 12/01/49)	75	41,869
Willis-Knighton Medical Center
Series 2018, 4.81%, 09/01/48 (Call 03/01/48)	209	161,577
Series 2021, 3.07%, 03/01/51 (Call 09/01/50)(c)	460	249,980
Yale-New Haven Health Services Corp., Series 2020, 2.50%, 07/01/50 (Call 07/01/49)	169	87,266

		201,421,948

Holding Companies - Diversified — 0.3%
Alfa SAB de CV, 6.88%, 03/25/44 (Call 09/25/43)(d)	400	358,278
Amipeace Ltd.
1.50%, 10/22/25(d)	600	552,515
1.75%, 11/09/26(d)	600	538,617
2.25%, 10/22/30(d)	1,200	956,495
2.50%, 12/05/24(d)	600	578,531
Ares Capital Corp.
2.15%, 07/15/26 (Call 06/15/26)	1,022	897,613
2.88%, 06/15/27 (Call 05/15/27)	555	480,578
2.88%, 06/15/28 (Call 04/15/28)	1,058	876,279
3.20%, 11/15/31 (Call 08/15/31)	430	320,263
3.25%, 07/15/25 (Call 06/15/25)	1,082	1,014,729
3.88%, 01/15/26 (Call 12/15/25)	537	502,089
4.25%, 03/01/25 (Call 01/01/25)	586	564,033
Bain Capital Specialty Finance Inc.
2.55%, 10/13/26 (Call 09/13/26)	285	244,756
2.95%, 03/10/26 (Call 02/10/26)	487	433,507

Security	Par (000)	Value

Holding Companies - Diversified (continued)
Barings BDC Inc., 3.30%, 11/23/26 (Call 10/13/26)	$110	$96,294
Beijing State-Owned Assets Management Hong Kong Co. Ltd., 4.13%, 05/26/25(d)	400	387,682
Benteler International, Class A, 10.50%, 05/15/28 (Call 05/15/25)(b)	365	368,616
Blackstone Private Credit Fund
2.63%, 12/15/26 (Call 11/15/26)	1,150	984,749
2.70%, 01/15/25 (Call 11/15/24)	128	121,443
3.25%, 03/15/27 (Call 02/15/27)	910	784,244
4.00%, 01/15/29 (Call 11/15/28)	595	497,879
4.70%, 03/24/25(c)	650	628,597
7.05%, 09/29/25	835	831,956
Blackstone Secured Lending Fund
2.13%, 02/15/27 (Call 01/15/27)	795	670,730
2.75%, 09/16/26 (Call 08/19/26)	465	407,952
2.85%, 09/30/28 (Call 07/30/28)	480	388,566
3.63%, 01/15/26 (Call 12/15/25)	703	649,217
Blue Owl Capital Corp.
2.63%, 01/15/27 (Call 12/15/26)	486	414,830
2.88%, 06/11/28 (Call 04/11/28)	555	452,467
3.40%, 07/15/26 (Call 06/15/26)	937	835,454
3.75%, 07/22/25 (Call 06/22/25)	565	528,414
4.00%, 03/30/25 (Call 02/28/25)	404	384,281
4.25%, 01/15/26 (Call 12/15/25)	595	554,419
Blue Owl Credit Income Corp.
3.13%, 09/23/26 (Call 08/23/26)	90	78,934
4.70%, 02/08/27 (Call 01/08/27)	86	77,693
7.75%, 09/16/27 (Call 08/16/27)	60	59,025
Blue Owl Technology Finance Corp.
2.50%, 01/15/27 (Call 12/15/26)	610	506,968
4.75%, 12/15/25 (Call 11/15/25)(b)	1,099	1,017,502
Bright Galaxy International Ltd., 3.25%, 07/15/26(d)	200	174,246
Ccthk 2021 Ltd.
2.00%, 01/19/25(d)	200	189,954
2.75%, 01/19/27(d)	200	180,285
CITIC Ltd.
2.45%, 02/25/25(d)	600	573,439
2.85%, 02/25/30(d)	800	666,943
2.88%, 02/17/27 (Call 01/17/27)(d)	800	731,821
3.50%, 02/17/32 (Call 11/17/31)(d)	200	164,785
3.70%, 06/14/26(d)	200	189,811
3.88%, 02/28/27(d)	400	377,693
4.00%, 01/11/28(d)	400	373,188
CK Hutchison International 16 Ltd., 2.75%, 10/03/26(b)	200	184,363
CK Hutchison International 17 II Ltd., 3.25%, 09/29/27(b)	503	458,606
CK Hutchison International 17 Ltd., 3.50%, 04/05/27(b)	200	185,931
CK Hutchison International 19 II Ltd.
2.75%, 09/06/29 (Call 06/06/29)(b)	1,410	1,195,110
3.38%, 09/06/49 (Call 03/06/49)(b)	375	240,639
CK Hutchison International 19 Ltd., 3.63%, 04/11/29 (Call 01/11/29)(b)	1,017	911,999
CK Hutchison International 21 Ltd., 1.50%, 04/15/26 (Call 03/15/26)(b)	270	244,354
CNCBINV 1 BVI Ltd., 1.75%, 11/17/24(d)	400	381,534
Compass Group Diversified Holdings LLC
5.00%, 01/15/32 (Call 01/15/27)(b)	220	172,932
5.25%, 04/15/29 (Call 04/15/24)(b)	720	615,784

86	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Holding Companies - Diversified (continued)
Dua Capital Ltd., 2.78%, 05/11/31 (Call 11/11/30)(d)	$400	$321,140
Fairfax India Holdings Corp., 5.00%, 02/26/28 (Call 12/26/27)(d)	250	216,077
FS KKR Capital Corp.
2.63%, 01/15/27 (Call 12/15/26)	670	570,621
3.13%, 10/12/28 (Call 08/12/28)	630	506,492
3.25%, 07/15/27 (Call 06/15/27)	375	321,358
3.40%, 01/15/26 (Call 12/15/25)	465	425,289
4.13%, 02/01/25 (Call 01/01/25)(c)	609	586,810
4.25%, 02/14/25 (Call 01/14/25)(b)	85	81,436
Fund of National Welfare Samruk-Kazyna JSC, 2.00%, 10/28/26 (Call 07/28/26)(d)	400	354,095
Gaci First Investment Co.
4.75%, 02/14/30 (Call 01/14/30)(d)	200	187,519
4.88%, 02/14/35 (Call 11/14/34)(d)	1,600	1,406,663
5.00%, 10/13/27 (Call 09/13/27)(d)	1,000	969,956
5.13%, 02/14/53 (Call 08/14/52)(d)	1,200	919,087
5.25%, 10/13/32 (Call 07/13/32)(d)	2,000	1,893,927
5.38%, 10/13/2122 (Call 04/13/22)(d)	400	306,650
Goldman Sachs BDC Inc.
2.88%, 01/15/26 (Call 12/15/25)	1,062	976,766
3.75%, 02/10/25 (Call 01/10/25)(c)	425	409,606
Golub Capital BDC Inc.
2.05%, 02/15/27 (Call 01/15/27)	825	694,289
2.50%, 08/24/26 (Call 07/24/26)	235	205,642
Grupo de Inversiones Suramericana SA, 5.50%, 04/29/26 (Call 01/29/26)(d)	400	375,795
Guohui International Bvi Co. Ltd.
3.15%, 08/27/25(d)	400	374,503
4.70%, 06/15/25(d)	200	194,465
Hualu International Finance BVI Ltd., 2.20%, 10/27/26(d)	200	176,344
Huarong Finance 2017 Co. Ltd.
4.25%, 11/07/27(d)	830	701,540
4.75%, 04/27/27(d)	600	522,001
Huarong Finance 2019 Co. Ltd.
3.25%, 11/13/24 (Call 10/13/24)(d)	400	379,035
4.50%, 05/29/29(d)	700	570,092
Huarong Finance II Co. Ltd.
4.63%, 06/03/26(d)	600	536,918
4.88%, 11/22/26(d)	400	354,298
5.00%, 11/19/25(d)	600	553,457
5.50%, 01/16/25(d)	1,000	960,138
Hutchison Whampoa Finance CI Ltd., 7.50%, 08/01/27(b)	115	121,319
Hutchison Whampoa International 03/33 Ltd., 7.45%, 11/24/33(b)	400	434,103
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%, 02/01/29 (Call 08/01/28)	551	426,112
5.25%, 05/15/27 (Call 11/15/26)	1,050	899,277
6.25%, 05/15/26 (Call 12/01/23)	925	846,380
6.38%, 12/15/25 (Call 12/01/23)	566	532,597
ICD Funding Ltd., 3.22%, 04/28/26 (Call 03/28/26)(d)	400	371,036
JAB Holdings BV
3.75%, 05/28/51 (Call 11/28/50)(b)	425	245,103
4.50%, 04/08/52 (Call 10/08/51)(b)	440	292,923
Khazanah Capital Ltd., 4.88%, 06/01/33(d)	600	550,768
Khazanah Global Sukuk Bhd, 4.69%, 06/01/28(d)	600	576,229

Security	Par (000)	Value

Holding Companies - Diversified (continued)
KOC Holding AS, 6.50%, 03/11/25 (Call 12/11/24)(d)	$600	$593,196
Main Street Capital Corp., 3.00%, 07/14/26 (Call 06/14/26)	800	707,779
MDGH GMTN RSC Ltd.
2.50%, 11/07/24 (Call 10/07/24)(d)	600	577,770
2.50%, 05/21/26 (Call 04/21/26)(d)	1,200	1,109,562
2.50%, 06/03/31 (Call 03/03/31)(d)	600	482,044
2.88%, 11/07/29 (Call 08/07/29)(d)	650	557,326
2.88%, 05/21/30 (Call 02/21/30)(d)	800	676,659
3.00%, 03/28/27 (Call 02/28/27)(d)	200	182,852
3.38%, 03/28/32 (Call 12/28/31)(d)	800	673,150
3.40%, 06/07/51 (Call 12/07/50)(d)	800	494,338
3.70%, 11/07/49 (Call 05/07/49)(d)	1,600	1,063,764
3.75%, 04/19/29(d)	600	548,203
3.95%, 05/21/50 (Call 11/21/49)(d)	1,400	976,160
4.38%, 11/22/33 (Call 08/22/33)(d)	1,000	885,710
5.08%, 05/22/53 (Call 11/22/52)(d)	200	166,050
5.50%, 04/28/33 (Call 01/28/33)(d)	600	582,252
6.88%, 11/01/41(b)	200	216,770
MDGH-GMTN BV, 4.50%, 11/07/28(d)	600	567,531
Morgan Stanley Direct Lending Fund, 4.50%, 02/11/27 (Call 01/11/27)	10	9,165
Mumtalakat Sukuk Holding Co., 4.10%, 01/21/27(d)	400	366,498
Oaktree Specialty Lending Corp.
2.70%, 01/15/27 (Call 12/15/26)	760	649,567
3.50%, 02/25/25 (Call 01/25/25)	547	520,931
Owl Rock Capital Corp. III, 3.13%, 04/13/27 (Call 03/13/27)	370	315,335
Prospect Capital Corp.
3.36%, 11/15/26 (Call 10/15/26)	405	347,445
3.44%, 10/15/28 (Call 08/15/28)	615	474,191
3.71%, 01/22/26 (Call 12/22/25)	520	467,715
PTT Treasury Center Co. Ltd.
3.70%, 07/16/70 (Call 01/16/70)(c)(d)	400	231,768
4.50%, 10/25/42(d)	200	154,651
Rongshi International Finance Ltd.
1.50%, 11/05/25 (Call 10/05/25)(d)	200	183,874
1.88%, 11/22/26 (Call 10/22/26)(d)	600	536,976
3.63%, 05/04/27(d)	800	751,008
Senaat Sukuk Ltd., 4.76%, 12/05/25(d)	200	196,393
SFG International Holdings Co. Ltd., 2.40%, 06/03/26(d)	200	179,399
Sixth Street Specialty Lending Inc.
2.50%, 08/01/26 (Call 07/01/26)	230	202,736
3.88%, 11/01/24 (Call 10/01/24)	135	131,031
Stena International SA, 6.13%, 02/01/25 (Call 11/13/23)(b)	255	250,784
Swire Pacific MTN Financing HK Ltd., 2.88%, 01/30/30 (Call 10/30/29)(d)	400	332,254
Swire Pacific MTN Financing Ltd., 3.88%, 09/21/25(d)	400	385,478
Temasek Financial I Ltd.
1.00%, 10/06/30 (Call 07/06/30)(b)	500	373,896
1.63%, 08/02/31 (Call 05/02/31)(b)	1,000	762,329
2.25%, 04/06/51 (Call 10/06/50)(b)(c)	600	339,575
2.38%, 08/02/41 (Call 02/02/41)(b)(c)	500	327,858
2.50%, 10/06/70 (Call 04/06/70)(b)	750	384,235
2.75%, 08/02/61 (Call 02/02/61)(b)	600	348,415
3.38%, 07/23/42(b)(c)	500	385,021
3.63%, 08/01/28 (Call 05/01/28)(b)(c)	850	795,302

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Holding Companies - Diversified (continued)
5.38%, 11/23/39(b)(c)	$250	$248,733
Yieldking Investment Ltd., 2.80%, 08/18/26(d)	600	548,833
Zhongyuan Zhicheng Co. Ltd., 3.20%, 07/06/26(d)	200	184,434

		73,054,414

Home Builders — 0.1%
Adams Homes Inc.
7.50%, 02/15/25 (Call 11/16/23)(b)	40	39,091
9.25%, 10/15/28 (Call 10/15/25)(b)	210	205,112
Ashton Woods USA LLC/Ashton Woods Finance Co.
4.63%, 08/01/29 (Call 08/01/24)(b)	260	210,758
4.63%, 04/01/30 (Call 04/01/25)(b)	295	230,273
6.63%, 01/15/28 (Call 12/01/23)(b)	210	192,318
Beazer Homes USA Inc.
5.88%, 10/15/27 (Call 11/16/23)	260	232,200
6.75%, 03/15/25 (Call 11/16/23)(c)	168	166,504
7.25%, 10/15/29 (Call 10/15/24)	260	237,267
Brookfield Residential Properties Inc./Brookfield Residential U.S. LLC
4.88%, 02/15/30 (Call 02/15/25)(b)	370	281,648
5.00%, 06/15/29 (Call 06/15/24)(b)	300	235,857
6.25%, 09/15/27 (Call 12/01/23)(b)	442	386,653
Century Communities Inc.
3.88%, 08/15/29 (Call 02/15/29)(b)	368	297,101
6.75%, 06/01/27 (Call 12/01/23)	365	352,206
DR Horton Inc.
1.30%, 10/15/26 (Call 09/15/26)	800	701,983
1.40%, 10/15/27 (Call 08/15/27)	330	278,006
2.60%, 10/15/25 (Call 09/15/25)	401	375,675
Dream Finders Homes Inc., 8.25%, 08/15/28 (Call 08/15/25)(b)(c)	270	267,392
Empire Communities Corp., 7.00%, 12/15/25 (Call 12/01/23)(b)	350	325,478
Forestar Group Inc.
3.85%, 05/15/26 (Call 12/01/23)(b)	335	299,490
5.00%, 03/01/28 (Call 12/01/23)(b)	235	206,912
Installed Building Products Inc., 5.75%, 02/01/28 (Call 11/16/23)(b)	220	199,538
KB Home
4.00%, 06/15/31 (Call 12/15/30)	285	223,531
4.80%, 11/15/29 (Call 05/15/29)	215	186,294
6.88%, 06/15/27 (Call 12/15/26)	210	208,443
7.25%, 07/15/30 (Call 07/15/25)	305	292,742
Lennar Corp.
4.75%, 05/30/25 (Call 02/28/25)	465	455,467
4.75%, 11/29/27 (Call 05/29/27)	1,000	951,551
5.00%, 06/15/27 (Call 12/15/26)	655	632,025
5.25%, 06/01/26 (Call 12/01/25)	320	314,453
LGI Homes Inc., 4.00%, 07/15/29 (Call 01/15/29)(b)	260	200,118
M/I Homes Inc.
3.95%, 02/15/30 (Call 08/15/29)	255	203,225
4.95%, 02/01/28 (Call 11/16/23)	305	273,586
Mattamy Group Corp.
4.63%, 03/01/30 (Call 03/01/25)(b)	445	363,867
5.25%, 12/15/27 (Call 12/01/23)(b)	360	324,233
MDC Holdings Inc.
2.50%, 01/15/31 (Call 07/15/30)	241	176,589
3.85%, 01/15/30 (Call 07/15/29)	435	359,783
3.97%, 08/06/61 (Call 02/06/61)	265	140,445
6.00%, 01/15/43 (Call 10/15/42)	395	311,033

Security	Par (000)	Value

Home Builders (continued)
Meritage Homes Corp.
3.88%, 04/15/29 (Call 10/15/28)(b)	$315	$264,824
5.13%, 06/06/27 (Call 12/06/26)	250	236,808
6.00%, 06/01/25 (Call 03/01/25)	109	106,956
New Home Co. Inc. (The), 8.25%, 10/15/27 (Call 10/15/25)(b)	200	184,699
NVR Inc., 3.00%, 05/15/30 (Call 11/15/29)	155	127,213
PulteGroup Inc.
5.00%, 01/15/27 (Call 10/15/26)	779	757,285
5.50%, 03/01/26 (Call 12/01/25)	745	736,293
6.00%, 02/15/35	473	440,334
6.38%, 05/15/33	330	320,982
7.88%, 06/15/32	238	255,442
Shea Homes LP/Shea Homes Funding Corp.
4.75%, 02/15/28 (Call 12/01/23)	337	297,838
4.75%, 04/01/29 (Call 04/01/24)	255	216,023
STL Holding Co. LLC, 7.50%, 02/15/26 (Call 11/16/23)(b)	205	192,085
Taylor Morrison Communities Inc.
5.13%, 08/01/30 (Call 02/01/30)(b)	395	332,848
5.75%, 01/15/28 (Call 10/15/27)(b)	335	304,817
5.88%, 06/15/27 (Call 03/15/27)(b)	345	323,432
Thor Industries Inc., 4.00%, 10/15/29 (Call 10/15/24)(b)(c)	325	265,042
Toll Brothers Finance Corp.
3.80%, 11/01/29 (Call 08/01/29)	275	237,025
4.35%, 02/15/28 (Call 11/15/27)	520	477,532
4.88%, 11/15/25 (Call 08/15/25)	724	702,951
4.88%, 03/15/27 (Call 12/15/26)	524	499,075
Tri Pointe Homes Inc.
5.25%, 06/01/27 (Call 12/01/26)	188	171,789
5.70%, 06/15/28 (Call 12/15/27)	285	254,788
Winnebago Industries Inc., 6.25%, 07/15/28 (Call 12/01/23)(b)	250	235,274

		19,280,202

Home Furnishings — 0.0%
Harman International Industries Inc., 4.15%, 05/15/25 (Call 02/15/25)	97	94,246
Leggett & Platt Inc.
3.50%, 11/15/27 (Call 08/15/27)	443	397,974
3.50%, 11/15/51 (Call 05/15/51)	415	248,652
3.80%, 11/15/24 (Call 08/15/24)	20	19,467
4.40%, 03/15/29 (Call 12/15/28)	741	672,027
Midea Investment Development Co. Ltd., 2.88%, 02/24/27 (Call 01/24/27)(d)	400	364,405
Panasonic Holdings Corp., 3.11%, 07/19/29 (Call 04/19/29)(b)	365	317,505
TCL Technology Investment, 1.88%, 07/14/25(d)	400	370,467
Tempur Sealy International Inc.
3.88%, 10/15/31 (Call 10/15/26)(b)	580	434,633
4.00%, 04/15/29 (Call 04/15/24)(b)	615	504,409
Whirlpool Corp.
2.40%, 05/15/31 (Call 02/15/31)	840	644,514
3.70%, 05/01/25	555	536,344
4.50%, 06/01/46 (Call 12/01/45)	400	290,565
4.60%, 05/15/50 (Call 11/15/49)	390	280,346
4.70%, 05/14/32 (Call 02/14/32)	230	202,678
4.75%, 02/26/29 (Call 11/26/28)	578	540,416
5.50%, 03/01/33 (Call 12/01/32)	140	127,561

		6,046,209

88	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Household Products & Wares — 0.1%
ACCO Brands Corp., 4.25%, 03/15/29 (Call 03/15/24)(b)	$465	$385,637
Avery Dennison Corp.
2.25%, 02/15/32 (Call 11/15/31)	490	359,820
2.65%, 04/30/30 (Call 02/01/30)	400	322,075
4.88%, 12/06/28 (Call 09/06/28)	785	748,652
5.75%, 03/15/33 (Call 12/15/32)	305	291,220
Central Garden & Pet Co.
4.13%, 10/15/30 (Call 10/15/25)	347	282,743
4.13%, 04/30/31 (Call 04/30/26)(b)	262	208,963
5.13%, 02/01/28 (Call 12/01/23)(c)	215	199,240
Church & Dwight Co. Inc.
2.30%, 12/15/31 (Call 09/15/31)	315	244,986
3.15%, 08/01/27 (Call 05/01/27)	510	468,505
3.95%, 08/01/47 (Call 02/01/47)	429	307,128
5.00%, 06/15/52 (Call 12/15/51)	440	369,105
5.60%, 11/15/32 (Call 08/15/32)	360	352,193
Clorox Co. (The)
1.80%, 05/15/30 (Call 02/15/30)	188	144,571
3.10%, 10/01/27 (Call 07/01/27)	849	768,541
3.90%, 05/15/28 (Call 02/15/28)	345	317,718
4.40%, 05/01/29 (Call 03/01/29)	30	27,806
4.60%, 05/01/32 (Call 02/01/32)	100	90,160
Kimberly-Clark Corp.
1.05%, 09/15/27 (Call 07/15/27)	1,010	858,406
2.00%, 11/02/31 (Call 08/02/31)	365	280,206
2.75%, 02/15/26	422	397,291
2.88%, 02/07/50 (Call 08/07/49)	518	311,008
3.05%, 08/15/25	805	771,883
3.10%, 03/26/30 (Call 12/26/29)	958	826,128
3.20%, 04/25/29 (Call 01/25/29)	528	472,730
3.20%, 07/30/46 (Call 01/30/46)	605	388,430
3.90%, 05/04/47 (Call 11/04/46)	545	393,832
3.95%, 11/01/28 (Call 08/01/28)	542	510,296
4.50%, 02/16/33 (Call 11/16/32)	530	487,911
5.30%, 03/01/41	85	77,893
6.63%, 08/01/37	742	792,745
Kimberly-Clark de Mexico SAB de CV, 2.43%, 07/01/31 (Call 04/01/31)(d)	400	321,006
Kronos Acquisition Holdings Inc./KIK Custom Products Inc.
5.00%, 12/31/26 (Call 12/01/23)(b)	346	313,284
7.00%, 12/31/27 (Call 12/31/23)(b)	360	307,347
Reckitt Benckiser Treasury Services PLC, 3.00%, 06/26/27 (Call 03/26/27)(b)	1,103	1,005,356
SC Johnson & Son Inc.
4.00%, 05/15/43 (Call 02/15/43)(b)	175	126,116
4.75%, 10/15/46 (Call 04/16/46)(b)	995	796,149
Spectrum Brands Inc.
3.88%, 03/15/31 (Call 03/15/26)(b)(c)	375	300,911
5.00%, 10/01/29 (Call 10/01/24)(b)	230	206,335
5.50%, 07/15/30 (Call 07/15/25)(b)	220	197,169

		16,031,495

Housewares — 0.0%
American Greetings Corp., 8.75%, 04/15/25 (Call 12/01/23)(b)	14	13,787
CD&R Smokey Buyer Inc., 6.75%, 07/15/25 (Call 12/01/23)(b)	515	491,009
Newell Brands Inc.
4.00%, 12/01/24 (Call 09/01/24)	145	139,743
4.88%, 06/01/25 (Call 05/01/25)	385	369,742
5.20%, 04/01/26 (Call 01/01/26)	1,460	1,377,585

Security	Par (000)	Value

Housewares (continued)
6.38%, 09/15/27 (Call 06/15/27)(c)	$370	$346,534
6.38%, 04/01/36 (Call 10/01/35)	310	243,358
6.50%, 04/01/46 (Call 10/01/45)	487	341,761
6.63%, 09/15/29 (Call 06/15/29)(c)	360	331,466
Scotts Miracle-Gro Co. (The)
4.00%, 04/01/31 (Call 04/01/26)	365	271,700
4.38%, 02/01/32 (Call 08/01/26)	280	205,359
4.50%, 10/15/29 (Call 10/15/24)	315	249,040
5.25%, 12/15/26 (Call 11/16/23)	185	171,815
SWF Escrow Issuer Corp., 6.50%, 10/01/29 (Call 10/01/24)(b)(c)	450	254,349
Turkiye Sise ve Cam Fabrikalari AS, 6.95%, 03/14/26 (Call 12/14/25)(d)	600	579,766

		5,387,014

Insurance — 1.3%
ACE Capital Trust II, Series N, 9.70%, 04/01/30	338	387,417
Acrisure LLC/Acrisure Finance Inc.
4.25%, 02/15/29 (Call 02/15/24)(b)	525	430,524
6.00%, 08/01/29 (Call 08/01/24)(b)	355	286,611
7.00%, 11/15/25 (Call 12/01/23)(b)	710	689,149
10.13%, 08/01/26 (Call 12/01/23)(b)	310	312,080
Aegon NV, 5.50%, 04/11/48 (Call 04/11/28), (6-mo. LIBOR US + 3.540%)(a)	250	227,346
Aflac Inc.
1.13%, 03/15/26 (Call 02/15/26)	290	260,474
2.88%, 10/15/26 (Call 07/15/26)	332	306,557
3.60%, 04/01/30 (Call 01/01/30)	670	584,412
4.00%, 10/15/46 (Call 04/15/46)	162	111,868
4.75%, 01/15/49 (Call 07/15/48)	495	393,816
AIA Group Ltd.
2.70%, (Call 04/07/26), (5-year CMT + 1.758%)(a)(d)(f)	600	522,114
3.20%, 03/11/25 (Call 12/11/24)(b)	1,390	1,344,433
3.20%, 09/16/40 (Call 03/16/40)(b)	2,025	1,306,293
3.38%, 04/07/30 (Call 01/07/30)(b)	1,396	1,199,230
3.60%, 04/09/29 (Call 01/09/29)(b)	968	871,384
3.90%, 04/06/28 (Call 01/06/28)(b)	738	686,339
4.50%, 03/16/46 (Call 09/16/45)(b)	265	206,931
4.95%, 04/04/33 (Call 01/04/33)(b)	1,700	1,560,578
5.63%, 10/25/27 (Call 09/25/27)(b)	1,110	1,108,712
AIG Global Funding, 0.90%, 09/22/25(b)	800	727,206
AIG SunAmerica Global Financing X, 6.90%, 03/15/32(b)	631	647,272
Alleghany Corp.
3.25%, 08/15/51 (Call 02/15/51)	410	250,968
3.63%, 05/15/30 (Call 02/15/30)	35	30,759
4.90%, 09/15/44 (Call 03/15/44)	130	107,842
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
4.25%, 10/15/27 (Call 12/01/23)(b)	550	483,383
5.88%, 11/01/29 (Call 11/01/24)(b)	329	274,963
6.75%, 10/15/27 (Call 12/01/23)(b)	1,020	930,627
6.75%, 04/15/28 (Call 04/15/25)(b)	925	879,614
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25 (Call 07/29/25)	224	214,670
Allstate Corp. (The)
0.75%, 12/15/25 (Call 11/15/25)	580	522,658
1.45%, 12/15/30 (Call 09/15/30)	685	497,712
3.28%, 12/15/26 (Call 09/15/26)	576	535,076
3.85%, 08/10/49 (Call 02/10/49)	325	214,954
4.20%, 12/15/46 (Call 06/15/46)	603	423,175

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
4.50%, 06/15/43	$308	$233,118
5.25%, 03/30/33 (Call 12/30/32)	370	341,121
5.35%, 06/01/33	88	81,855
5.55%, 05/09/35	242	224,828
5.95%, 04/01/36	185	177,808
6.50%, 05/15/67 (Call 05/15/37), (3-mo. LIBOR US + 2.120%)(a)	149	132,847
American Equity Investment Life Holding Co., 5.00%, 06/15/27 (Call 03/15/27)	636	589,259
American Financial Group Inc./OH
4.50%, 06/15/47 (Call 12/15/46)	564	405,797
5.25%, 04/02/30 (Call 01/02/30)	175	164,040
American International Group Inc.
2.50%, 06/30/25 (Call 05/30/25)	938	885,247
3.40%, 06/30/30 (Call 03/30/30)	265	223,346
3.88%, 01/15/35 (Call 07/15/34)	290	233,136
3.90%, 04/01/26 (Call 01/01/26)	578	550,703
4.20%, 04/01/28 (Call 01/01/28)	355	329,418
4.38%, 06/30/50 (Call 12/30/49)	645	471,754
4.50%, 07/16/44 (Call 01/16/44)	480	365,716
4.75%, 04/01/48 (Call 10/01/47)	854	668,803
4.80%, 07/10/45 (Call 01/10/45)	629	496,049
5.13%, 03/27/33 (Call 12/27/32)	565	513,499
Series A-9, 5.75%, 04/01/48 (Call 04/01/28), (3-mo. LIBOR US + 2.868%)(a)	609	553,661
American National Group Inc., 6.14%, 06/13/32 (Call 03/13/32)(b)	100	88,715
Americo Life Inc., 3.45%, 04/15/31 (Call 01/15/31)(b)	600	432,447
AmFam Holdings Inc.
2.81%, 03/11/31 (Call 12/11/30)(b)	720	508,001
3.83%, 03/11/51 (Call 09/11/50)(b)	610	319,348
AmWINS Group Inc., 4.88%, 06/30/29 (Call 06/30/24)(b)	610	523,146
Aon Corp.
2.80%, 05/15/30 (Call 02/15/30)	1,063	867,291
3.75%, 05/02/29 (Call 02/02/29)	519	463,942
4.50%, 12/15/28 (Call 09/15/28)	626	585,429
6.25%, 09/30/40	195	187,382
8.21%, 01/01/27	585	613,710
Aon Global Ltd.
2.05%, 08/23/31 (Call 05/23/31)	605	448,189
2.60%, 12/02/31 (Call 09/02/31)	230	176,135
2.85%, 05/28/27 (Call 04/28/27)	145	131,088
2.90%, 08/23/51 (Call 02/23/51)	355	196,059
3.88%, 12/15/25 (Call 09/15/25)	742	710,691
3.90%, 02/28/52 (Call 08/28/51)	915	615,673
4.60%, 06/14/44 (Call 03/14/44)	565	439,250
4.75%, 05/15/45 (Call 11/15/44)	337	267,852
5.00%, 09/12/32 (Call 06/12/32)	220	199,461
5.35%, 02/28/33 (Call 11/28/32)	410	382,028
Arch Capital Finance LLC
4.01%, 12/15/26 (Call 09/15/26)	137	129,261
5.03%, 12/15/46 (Call 06/15/46)	413	330,966
Arch Capital Group Ltd.
3.64%, 06/30/50 (Call 12/30/49)	546	347,114
7.35%, 05/01/34	298	313,790
Arch Capital Group U.S. Inc., 5.14%, 11/01/43	433	356,963

Security	Par (000)	Value

Insurance (continued)
Argentum Netherlands BV for Swiss Re Ltd.
5.63%, 08/15/52 (Call 08/15/27), (3-mo. LIBOR US + 3.784%)(a)(d)	$400	$374,799
5.75%, 08/15/50 (Call 08/15/25), (3-mo. LIBOR US + 3.593%)(a)(d)	400	384,832
Arthur J Gallagher & Co.
2.40%, 11/09/31 (Call 08/09/31)	605	454,484
3.05%, 03/09/52 (Call 09/09/51)	505	275,611
3.50%, 05/20/51 (Call 11/20/50)	460	276,368
5.50%, 03/02/33 (Call 12/02/32)	60	55,835
5.75%, 03/02/53 (Call 09/02/52)	207	179,809
6.50%, 02/15/34 (Call 11/15/33)	115	114,089
6.75%, 02/15/54 (Call 08/15/53)	105	103,126
Ascot Group Ltd., 4.25%, 12/15/30 (Call 12/15/25)(b)	535	417,396
Assurant Inc.
2.65%, 01/15/32 (Call 10/15/31)	115	82,720
3.70%, 02/22/30 (Call 11/22/29)	376	311,486
4.90%, 03/27/28 (Call 12/27/27)	202	191,402
7.00%, 03/27/48 (Call 03/27/28), (3-mo. LIBOR US + 4.135%)(a)	321	307,805
Assured Guaranty Municipal Holdings Inc., 6.40%, 12/15/66 (Call 12/15/36), (1-mo. LIBOR US + 2.215%)(a)(b)(c)	331	286,242
Assured Guaranty U.S. Holdings Inc.
3.15%, 06/15/31 (Call 03/15/31)	250	202,352
3.60%, 09/15/51 (Call 03/15/51)	163	95,686
AssuredPartners Inc.
5.63%, 01/15/29 (Call 12/15/23)(b)	435	369,811
7.00%, 08/15/25 (Call 12/01/23)(b)	381	373,336
Athene Global Funding
1.45%, 01/08/26(b)(c)	165	147,683
1.61%, 06/29/26(b)	1,050	916,979
1.72%, 01/07/25(b)	200	188,395
1.73%, 10/02/26(b)	757	657,026
1.99%, 08/19/28(b)	1,320	1,069,553
2.45%, 08/20/27(b)	20	17,189
2.50%, 01/14/25(b)	501	475,781
2.50%, 03/24/28(b)	70	58,813
2.55%, 06/29/25(b)	995	926,140
2.55%, 11/19/30(b)	550	415,008
2.67%, 06/07/31(b)	280	207,473
2.72%, 01/07/29(b)	225	183,551
2.95%, 11/12/26(b)	483	433,805
Athene Holding Ltd.
3.45%, 05/15/52 (Call 11/15/51)	170	95,742
3.50%, 01/15/31 (Call 10/15/30)	1,117	890,432
3.95%, 05/25/51 (Call 11/25/50)	490	307,195
4.13%, 01/12/28 (Call 10/12/27)	906	819,253
6.15%, 04/03/30 (Call 01/03/30)	725	704,860
6.65%, 02/01/33 (Call 11/01/32)	300	288,551
AXA SA
5.13%, 01/17/47 (Call 01/17/27), (1-day SOFR + 4.145%)(a)(d)	400	376,461
8.60%, 12/15/30	10	11,504
AXIS Specialty Finance LLC
3.90%, 07/15/29 (Call 04/15/29)	386	341,352
4.90%, 01/15/40 (Call 01/15/30), (5-year CMT + 3.186%)(a)	171	136,742
AXIS Specialty Finance PLC, 4.00%, 12/06/27 (Call 09/06/27)	725	665,525
Beazley Insurance DAC, 5.50%, 09/10/29(d)	400	350,033

90	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Belrose Funding Trust, 2.33%, 08/15/30 (Call 05/15/30)(b)	$575	$418,897
Berkshire Hathaway Finance Corp.
1.45%, 10/15/30 (Call 07/15/30)	1,215	930,241
1.85%, 03/12/30 (Call 12/12/29)	413	331,062
2.30%, 03/15/27 (Call 02/15/27)	965	879,697
2.50%, 01/15/51 (Call 07/15/50)	1,167	626,875
2.85%, 10/15/50 (Call 04/15/50)	1,368	784,332
2.88%, 03/15/32 (Call 12/15/31)	255	207,851
3.85%, 03/15/52 (Call 09/15/51)	1,385	965,891
4.20%, 08/15/48 (Call 02/15/48)	1,521	1,164,744
4.25%, 01/15/49 (Call 07/15/48)	1,385	1,070,956
4.30%, 05/15/43	175	141,012
4.40%, 05/15/42	608	502,228
5.75%, 01/15/40	858	846,712
Berkshire Hathaway Inc.
3.13%, 03/15/26 (Call 12/15/25)	1,790	1,706,101
4.50%, 02/11/43	760	636,957
Brighthouse Financial Global Funding
1.55%, 05/24/26(b)	360	318,477
1.75%, 01/13/25(b)	190	179,457
2.00%, 06/28/28(b)	345	281,701
Brighthouse Financial Inc.
3.70%, 06/22/27 (Call 03/22/27)	15	13,540
3.85%, 12/22/51 (Call 06/22/51)	575	313,953
4.70%, 06/22/47 (Call 12/22/46)	631	415,255
5.63%, 05/15/30 (Call 02/15/30)(c)	770	704,889
BroadStreet Partners Inc., 5.88%, 04/15/29 (Call 04/15/24)(b)	545	474,937
Brown & Brown Inc.
2.38%, 03/15/31 (Call 12/15/30)	810	606,701
4.20%, 03/17/32 (Call 12/17/31)	200	167,562
4.50%, 03/15/29 (Call 12/15/28)	152	139,191
4.95%, 03/17/52 (Call 09/17/51)	320	237,485
China Life Insurance Overseas Co. Ltd., 5.35%, 08/15/33, (5-year CMT + 1.232%)(a)	1,600	1,552,212
China Taiping Insurance Holdings Co. Ltd., 6.40%, (Call 03/09/28), (5-year CMT + 2.072%)(a)(d)(f)	1,400	1,412,556
Chubb Corp. (The)
6.00%, 05/11/37	304	301,046
Series 1, 6.50%, 05/15/38	630	651,354
Chubb INA Holdings Inc.
1.38%, 09/15/30 (Call 06/15/30)	804	602,559
2.85%, 12/15/51 (Call 06/15/51)	300	174,821
3.05%, 12/15/61 (Call 06/15/61)	653	367,628
3.15%, 03/15/25	1,239	1,195,603
3.35%, 05/03/26 (Call 02/03/26)	1,204	1,140,074
4.15%, 03/13/43	50	38,602
4.35%, 11/03/45 (Call 05/03/45)	1,005	784,639
6.70%, 05/15/36	60	62,826
Cincinnati Financial Corp.
6.13%, 11/01/34	708	676,410
6.92%, 05/15/28	30	31,171
Cloverie PLC for Zurich Insurance Co. Ltd., 5.63%, 06/24/46 (Call 06/24/26), (3-mo. LIBOR US + 4.918%)(a)(d)	400	384,187
CNA Financial Corp.
2.05%, 08/15/30 (Call 05/15/30)	230	175,664
3.45%, 08/15/27 (Call 05/15/27)	395	361,583
3.90%, 05/01/29 (Call 02/01/29)	480	430,591
4.50%, 03/01/26 (Call 12/01/25)	655	633,312

Security	Par (000)	Value

Insurance (continued)
CNO Financial Group Inc.
5.25%, 05/30/25 (Call 02/28/25)	$302	$295,074
5.25%, 05/30/29 (Call 02/28/29)	754	695,310
CNO Global Funding
1.65%, 01/06/25(b)	515	484,120
1.75%, 10/07/26(b)	300	262,828
2.65%, 01/06/29(b)	200	165,023
Constellation Insurance Inc., 6.80%, 01/24/30 (Call 10/24/29)(b)	360	318,806
Corebridge Financial Inc.
3.50%, 04/04/25 (Call 03/04/25)	420	403,944
3.65%, 04/05/27 (Call 03/05/27)	815	746,128
3.85%, 04/05/29 (Call 02/05/29)	720	635,591
3.90%, 04/05/32 (Call 01/05/32)	1,010	826,185
4.35%, 04/05/42 (Call 10/05/41)	300	217,267
4.40%, 04/05/52 (Call 10/05/51)	585	403,977
6.05%, 09/15/33 (Call 06/15/33)(b)	760	713,528
6.88%, 12/15/52 (Call 09/15/27), (5-year CMT + 3.846%)(a)	700	648,077
Corebridge Global Funding
5.75%, 07/02/26(b)	925	911,753
5.90%, 09/19/28(b)	100	98,729
Doctors Co. An Interinsurance Exchange (The), 4.50%, 01/18/32 (Call 10/18/31)(b)	375	278,898
Empower Finance 2020 LP
1.36%, 09/17/27 (Call 07/17/27)(b)	30	25,588
1.78%, 03/17/31 (Call 12/17/30)(b)	637	473,682
3.08%, 09/17/51 (Call 03/17/51)(b)	540	305,309
Enstar Finance LLC
5.50%, 01/15/42 (Call 01/15/27), (5-year CMT + 4.006%)(a)	376	300,133
5.75%, 09/01/40 (Call 09/01/25), (5-year CMT + 5.468%)(a)(c)	435	385,869
Enstar Group Ltd.
3.10%, 09/01/31 (Call 03/01/31)	570	421,271
4.95%, 06/01/29 (Call 03/01/29)	467	425,476
Equitable Financial Life Global Funding
1.00%, 01/09/26(b)	370	329,290
1.10%, 11/12/24(b)	670	637,145
1.30%, 07/12/26(b)	1,345	1,177,947
1.40%, 07/07/25(b)	885	815,920
1.40%, 08/27/27(b)	205	171,252
1.70%, 11/12/26(b)	1,285	1,120,682
1.75%, 11/15/30(b)	877	650,307
1.80%, 03/08/28(b)	667	551,204
5.45%, 03/03/28(b)	945	913,114
5.50%, 12/02/25(b)	720	708,764
Equitable Holdings Inc.
4.35%, 04/20/28 (Call 01/20/28)	948	868,152
5.00%, 04/20/48 (Call 10/20/47)	717	545,776
5.59%, 01/11/33 (Call 10/11/32)	700	644,450
7.00%, 04/01/28	63	64,763
Everest Reinsurance Holdings Inc.
3.13%, 10/15/52 (Call 04/15/52)	679	381,317
3.50%, 10/15/50 (Call 04/15/50)	445	269,171
4.87%, 06/01/44	130	102,352
F&G Annuities & Life Inc., 7.40%, 01/13/28 (Call 12/13/27)	380	375,037
F&G Global Funding
1.75%, 06/30/26(b)	650	570,465
2.00%, 09/20/28(b)	631	505,199

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
2.30%, 04/11/27(b)	$625	$538,160
5.15%, 07/07/25(b)	155	150,525
Fairfax Financial Holdings Ltd.
3.38%, 03/03/31 (Call 12/03/30)	345	277,728
4.63%, 04/29/30 (Call 01/29/30)	301	267,404
4.85%, 04/17/28 (Call 01/17/28)	455	429,648
5.63%, 08/16/32 (Call 05/16/32)	55	50,767
Farmers Exchange Capital, 7.05%, 07/15/28(b)	460	453,698
Farmers Exchange Capital II, 6.15%, 11/01/53 (Call 11/01/33), (3-mo. LIBOR US + 3.744%)(a)(b)	565	510,653
Farmers Exchange Capital III, 5.45%, 10/15/54 (Call 10/15/34), (3-mo. LIBOR US + 3.454%)(a)(b)	610	510,465
Farmers Insurance Exchange, 4.75%, 11/01/57 (Call 11/01/37), (3-mo. LIBOR US + 3.231%)(a)(b)	455	329,403
Fidelity & Guaranty Life Holdings Inc., 5.50%, 05/01/25 (Call 02/01/25)(b)	200	195,375
Fidelity National Financial Inc.
2.45%, 03/15/31 (Call 12/15/30)	543	407,308
3.20%, 09/17/51 (Call 03/17/51)	480	250,856
3.40%, 06/15/30 (Call 03/15/30)	640	526,412
4.50%, 08/15/28 (Call 05/15/28)	176	161,842
First American Financial Corp.
2.40%, 08/15/31 (Call 05/15/31)	110	79,431
4.00%, 05/15/30 (Call 02/15/30)	100	83,208
Five Corners Funding Trust II, 2.85%, 05/15/30 (Call 02/15/30)(b)	1,047	856,820
Five Corners Funding Trust III, 5.79%, 02/15/33 (Call 11/15/32)(b)	350	331,161
Five Corners Funding Trust IV, 6.00%, 02/15/53 (Call 08/15/52)(b)	350	315,920
GA Global Funding Trust
1.63%, 01/15/26(b)	640	572,258
1.95%, 09/15/28(b)	435	350,804
2.25%, 01/06/27(b)	585	510,750
2.90%, 01/06/32(b)	300	217,150
Genworth Holdings Inc., 6.50%, 06/15/34	182	158,129
Global Atlantic Fin Co.
3.13%, 06/15/31 (Call 03/15/31)(b)	1,000	695,906
4.40%, 10/15/29 (Call 07/15/29)(b)	480	392,802
4.70%, 10/15/51 (Call 07/15/26), (5-year CMT + 3.796%)(a)(b)	582	405,002
7.95%, 06/15/33 (Call 03/15/33)(b)	244	227,392
Globe Life Inc.
2.15%, 08/15/30 (Call 05/15/30)	795	606,110
4.55%, 09/15/28 (Call 06/15/28)	517	484,679
Great-West Lifeco Finance 2018 LP
4.05%, 05/17/28 (Call 02/17/28)(b)(c)	200	186,127
4.58%, 05/17/48 (Call 11/17/47)(b)	440	337,607
Great-West Lifeco Finance Delaware LP, 4.15%, 06/03/47 (Call 12/03/46)(b)	519	372,516
Great-West Lifeco U.S. Finance 2020 LP, 0.90%, 08/12/25 (Call 07/12/25)(b)	1,448	1,317,300
GTCR AP Finance Inc., 8.00%, 05/15/27 (Call 12/01/23)(b)	350	340,366
Guardian Life Global Funding
0.88%, 12/10/25(b)	100	89,925
1.25%, 05/13/26(b)	25	22,326
1.25%, 11/19/27(b)	55	46,261
1.40%, 07/06/27(b)(c)	210	180,465
1.63%, 09/16/28(b)(c)	103	85,064

Security	Par (000)	Value

Insurance (continued)
3.25%, 03/29/27(b)	$535	$492,026
5.55%, 10/28/27(b)	800	794,157
5.74%, 10/02/28(b)	225	223,271
Guardian Life Insurance Co. of America (The)
3.70%, 01/22/70 (Call 07/22/69)(b)	341	194,170
4.85%, 01/24/77(b)	605	429,457
4.88%, 06/19/64(b)	248	186,738
Guoren Property & Casualty Insurance Co Ltd.,
3.35%, 06/01/26 (Call 03/01/26)(d)	400	346,236
Hanover Insurance Group Inc. (The)
2.50%, 09/01/30 (Call 06/01/30)	325	243,276
4.50%, 04/15/26 (Call 01/15/26)	38	36,534
Hanwha Life Insurance Co. Ltd., 3.38%, 02/04/32 (Call 02/04/27), (5-year CMT + 1.850%)(a)(d)	600	532,120
Hartford Financial Services Group Inc. (The)
2.80%, 08/19/29 (Call 05/19/29)	540	457,295
2.90%, 09/15/51 (Call 03/15/51)	190	104,502
3.60%, 08/19/49 (Call 02/19/49)	725	468,084
4.30%, 04/15/43	552	406,351
4.40%, 03/15/48 (Call 09/15/47)	285	211,837
5.95%, 10/15/36	460	437,578
6.10%, 10/01/41	337	314,860
High Street Funding Trust I, 4.11%, 02/15/28 (Call 11/15/27)(b)	3,165	2,880,573
High Street Funding Trust II, 4.68%, 02/15/48 (Call 11/15/47)(b)	270	190,520
Hill City Funding Trust, 4.05%, 08/15/41 (Call 02/15/41)(b)	420	263,529
Hub International Ltd.
5.63%, 12/01/29 (Call 12/01/24)(b)	385	331,948
7.00%, 05/01/26 (Call 11/13/23)(b)	1,202	1,171,202
HUB International Ltd., 7.25%, 06/15/30 (Call 06/15/26)(b)	1,645	1,609,020
Intact Financial Corp., 5.46%, 09/22/32 (Call 06/22/32)(b)	200	185,227
Jackson Financial Inc.
3.13%, 11/23/31 (Call 08/23/31)	180	134,546
4.00%, 11/23/51 (Call 05/23/51)	305	178,917
5.17%, 06/08/27 (Call 05/08/27)(c)	260	247,900
5.67%, 06/08/32 (Call 03/08/32)(c)	205	188,553
Jackson National Life Global Funding
1.75%, 01/12/25(b)	155	145,966
3.05%, 04/29/26(b)	587	538,873
3.05%, 06/21/29(b)	270	221,521
3.88%, 06/11/25(b)	880	839,234
5.25%, 04/12/28(b)	255	235,390
5.50%, 01/09/26(b)	595	583,190
Jones Deslauriers Insurance Management Inc.
8.50%, 03/15/30 (Call 03/15/26)(b)	525	516,880
10.50%, 12/15/30 (Call 12/15/25)(b)(c)	220	220,021
Kemper Corp.
2.40%, 09/30/30 (Call 06/30/30)	330	239,718
3.80%, 02/23/32 (Call 11/23/31)	270	205,606
4.35%, 02/15/25 (Call 11/15/24)	180	173,864
Kyobo Life Insurance Co. Ltd., 5.90%, 06/15/52 (Call 06/15/27), (5-year CMT + 2.887%)(a)(d)	400	384,259
La Mondiale SAM, 5.88%, 01/26/47 (Call 01/26/27), (5-year USD ICE Swap + 4.482%)(a)(d)	800	742,716
Legal & General Group PLC, 5.25%, 03/21/47 (Call 03/21/27), (5-year USD Swap + 3.697%)(a)(d)	200	184,019

92	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Liberty Mutual Group Inc.
3.95%, 10/15/50 (Call 04/15/50)(b)	$750	$473,829
3.95%, 05/15/60 (Call 11/15/59)(b)	815	477,207
4.13%, 12/15/51 (Call 09/15/26), (5-year CMT + 3.315%)(a)(b)	375	298,710
4.30%, 02/01/61 (Call 02/01/26)(b)	595	310,024
4.57%, 02/01/29(b)	1,210	1,121,055
4.85%, 08/01/44(b)	140	104,135
5.50%, 06/15/52 (Call 12/15/51)(b)	417	333,761
7.80%, 03/07/87(b)	320	307,220
Lincoln National Corp.
3.05%, 01/15/30 (Call 10/15/29)(c)	618	488,097
3.35%, 03/09/25	421	404,783
3.40%, 01/15/31 (Call 10/15/30)(c)	440	343,859
3.40%, 03/01/32 (Call 12/01/31)	200	149,985
3.63%, 12/12/26 (Call 09/15/26)(c)	743	676,395
3.80%, 03/01/28 (Call 12/01/27)(c)	418	372,617
4.35%, 03/01/48 (Call 09/01/47)	425	276,925
4.38%, 06/15/50 (Call 12/15/49)(c)	195	126,740
6.30%, 10/09/37	248	229,247
7.00%, 06/15/40	419	396,501
Loews Corp.
3.20%, 05/15/30 (Call 02/15/30)	670	568,364
3.75%, 04/01/26 (Call 01/01/26)	770	736,276
4.13%, 05/15/43 (Call 11/15/42)	482	359,823
6.00%, 02/01/35	35	34,556
M&G PLC, 6.50%, 10/20/48 (Call 10/20/28), (5-year CMT + 4.414%)(a)(d)	450	432,038
Manulife Financial Corp.
2.48%, 05/19/27 (Call 03/19/27)	596	532,004
3.70%, 03/16/32 (Call 12/16/31)	170	144,892
4.06%, 02/24/32 (Call 02/24/27), (5-year USD ICE Swap + 1.647%)(a)	750	676,752
4.15%, 03/04/26	1,433	1,378,797
5.38%, 03/04/46	606	532,164
Markel Group Inc.
3.35%, 09/17/29 (Call 06/17/29)	775	674,228
3.45%, 05/07/52 (Call 11/07/51)	240	144,366
3.50%, 11/01/27 (Call 08/01/27)	160	146,145
4.15%, 09/17/50 (Call 03/17/50)	336	228,300
4.30%, 11/01/47 (Call 05/01/47)	365	255,637
5.00%, 04/05/46	479	376,645
5.00%, 05/20/49 (Call 11/20/48)	385	304,217
Marsh & McLennan Companies Inc.
2.25%, 11/15/30 (Call 08/15/30)	931	731,564
2.38%, 12/15/31 (Call 09/15/31)	175	133,952
2.90%, 12/15/51 (Call 06/15/51)	230	128,369
3.50%, 03/10/25 (Call 12/10/24)	585	567,026
3.75%, 03/14/26 (Call 12/14/25)	453	433,244
4.20%, 03/01/48 (Call 09/01/47)	435	321,134
4.35%, 01/30/47 (Call 07/30/46)	576	437,767
4.38%, 03/15/29 (Call 12/15/28)	1,608	1,504,815
4.75%, 03/15/39 (Call 09/15/38)	435	369,860
4.90%, 03/15/49 (Call 09/15/48)	1,034	849,575
5.45%, 03/15/53 (Call 09/15/52)	130	114,479
5.70%, 09/15/53 (Call 03/15/53)	825	757,519
5.75%, 11/01/32 (Call 08/01/32)	210	204,818
5.88%, 08/01/33	305	300,235
6.25%, 11/01/52 (Call 05/01/52)	200	196,000
Marsh & McLennan Cos. Inc., 5.40%, 09/15/33 (Call 06/15/33)	525	498,929

Security	Par (000)	Value

Insurance (continued)
Massachusetts Mutual Life Insurance Co.
3.20%, 12/01/61(b)	$630	$333,336
3.38%, 04/15/50(b)	500	303,300
3.73%, 10/15/70(b)	548	308,957
4.90%, 04/01/77(b)	414	295,837
5.08%, 02/15/69 (Call 02/15/49), (3-mo. LIBOR US + 3.191%)(a)(b)	570	442,245
5.67%, 12/01/52 (Call 06/01/52)(b)	510	443,827
MassMutual Global Funding II
1.55%, 10/09/30(b)	135	100,462
2.15%, 03/09/31(b)	260	198,977
2.35%, 01/14/27(b)	950	852,748
2.80%, 03/21/25(b)	310	297,772
2.95%, 01/11/25(b)	250	241,875
3.40%, 03/08/26(b)	770	730,459
4.15%, 08/26/25(b)	210	204,344
4.50%, 04/10/26(b)	480	466,770
5.05%, 12/07/27(b)	975	948,607
5.05%, 06/14/28(b)	400	386,088
MBIA Inc., 5.70%, 12/01/34(c)	270	242,861
Meiji Yasuda Life Insurance Co.
5.10%, 04/26/48 (Call 04/26/28), (5-year USD ICE Swap + 3.150%)(a)(b)	20	18,971
5.20%, 10/20/45 (Call 10/20/25), (5-year USD Swap + 4.230%)(a)(b)	380	368,424
Mercury General Corp., 4.40%, 03/15/27 (Call 12/15/26)	500	459,603
Met Tower Global Funding
1.25%, 09/14/26(b)	240	210,854
3.70%, 06/13/25(b)	710	684,264
5.40%, 06/20/26(b)	300	296,583
MetLife Capital Trust IV, 7.88%, 12/15/67 (Call 12/15/32)(b)	705	718,010
MetLife Inc.
3.00%, 03/01/25	501	481,766
3.60%, 11/13/25 (Call 08/13/25)	306	293,716
4.05%, 03/01/45	699	503,609
4.13%, 08/13/42	540	403,162
4.55%, 03/23/30 (Call 12/23/29)	1,020	948,314
4.60%, 05/13/46 (Call 11/13/45)	407	318,618
4.72%, 12/15/44	525	411,481
4.88%, 11/13/43	633	516,994
5.00%, 07/15/52 (Call 01/15/52)	670	540,750
5.25%, 01/15/54 (Call 07/15/53)	1,000	836,334
5.38%, 07/15/33 (Call 04/15/33)	515	481,485
5.70%, 06/15/35	816	776,579
5.88%, 02/06/41	675	630,929
6.38%, 06/15/34	615	619,278
6.40%, 12/15/66 (Call 12/15/31)	1,128	1,058,373
6.50%, 12/15/32(c)	720	736,705
9.25%, 04/08/68 (Call 04/08/33)(b)	250	271,296
10.75%, 08/01/69 (Call 08/01/34)	555	700,730
Metropolitan Life Global Funding I
0.95%, 07/02/25(b)	500	460,650
1.55%, 01/07/31(b)	445	324,582
1.88%, 01/11/27(b)	800	702,264
2.40%, 01/11/32(b)	450	339,610
2.80%, 03/21/25(b)	170	163,392
2.95%, 04/09/30(b)	965	795,928
3.00%, 09/19/27(b)	580	520,285
3.05%, 06/17/29(b)	298	254,830

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
3.30%, 03/21/29(b)	$300	$262,298
3.45%, 12/18/26(b)	1,093	1,020,212
4.30%, 08/25/29(b)	322	295,606
4.40%, 06/30/27(b)	160	151,435
5.00%, 01/06/26(b)	250	246,159
5.05%, 01/06/28(b)	420	406,697
5.15%, 03/28/33(b)	265	242,557
5.40%, 09/12/28(b)	300	292,417
MGIC Investment Corp., 5.25%, 08/15/28 (Call 11/16/23)	495	456,899
Muang Thai Life Assurance PCL, 3.55%, 01/27/37 (Call 10/27/26), (10-year CMT + 2.400%)(a)(d)	400	353,710
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, 5.88%, 05/23/42 (Call 11/23/31), (5-year CMT + 3.982%)(a)(b)(c)	785	745,000
Munich Re America Corp., Series B, 7.45%, 12/15/26	305	320,617
Mutual of Omaha Cos Global Funding, 5.80%, 07/27/26(b)	400	398,589
National Life Insurance Co., 5.25%, 07/19/68 (Call 07/19/48), (3-mo. LIBOR US + 3.314%)(a)(b)	30	23,593
Nationwide Financial Services Inc.
3.90%, 11/30/49 (Call 05/30/49)(b)(c)	755	502,031
5.30%, 11/18/44(b)(c)	503	390,180
6.75%, 05/15/87	105	95,676
Nationwide Mutual Insurance Co.
4.35%, 04/30/50 (Call 10/30/49)(b)	1,040	708,255
4.95%, 04/22/44(b)	423	316,973
7.88%, 04/01/33(b)	55	57,516
8.25%, 12/01/31(b)	465	497,734
9.38%, 08/15/39(b)	575	673,996
New York Life Global Funding
0.85%, 01/15/26(b)	675	607,794
0.95%, 06/24/25(b)	993	917,927
1.15%, 06/09/26(b)	1,145	1,016,664
1.20%, 08/07/30(b)	50	36,943
1.45%, 01/14/25(b)	100	94,952
1.85%, 08/01/31(b)	530	392,726
2.00%, 01/22/25(b)	1,095	1,047,499
2.35%, 07/14/26(b)(c)	100	91,656
3.00%, 01/10/28(b)	493	441,677
3.25%, 04/07/27(b)	230	213,042
3.60%, 08/05/25(b)	300	290,151
4.55%, 01/28/33(b)	650	580,070
4.70%, 04/02/26(b)	500	488,840
4.85%, 01/09/28(b)	505	487,645
4.90%, 06/13/28(b)	331	318,415
5.45%, 09/18/26(b)	375	372,781
New York Life Insurance Co.
3.75%, 05/15/50 (Call 11/15/49)(b)	1,476	969,469
4.45%, 05/15/69 (Call 11/15/68)(b)	857	593,192
5.88%, 05/15/33(b)	555	536,677
6.75%, 11/15/39(b)	454	460,311
Nippon Life Insurance Co.
2.75%, 01/21/51 (Call 01/21/31), (5-year CMT + 2.653%)(a)(b)	710	546,382
2.90%, 09/16/51 (Call 09/16/31), (5-year CMT + 2.600%)(a)(b)	660	506,285
3.40%, 01/23/50 (Call 01/23/30), (5-year CMT + 2.612%)(a)(b)	1,155	958,606

Security	Par (000)	Value

Insurance (continued)
4.70%, 01/20/46 (Call 01/20/26), (5-year USD ICE Swap + 3.750%)(a)(b)	$835	$796,836
6.25%, 09/13/53 (Call 09/13/33), (5-year CMT + 2.954%)(a)(b)	400	385,358
NMI Holdings Inc., 7.38%, 06/01/25 (Call 03/30/25)(b)	330	330,607
Northwestern Mutual Global Funding
0.80%, 01/14/26(b)	185	166,022
1.70%, 06/01/28(b)(c)	710	593,615
1.75%, 01/11/27(b)	870	763,154
4.00%, 07/01/25(b)	1,015	986,518
4.35%, 09/15/27(b)	450	427,744
4.70%, 04/06/26(b)	50	48,562
4.90%, 06/12/28(b)	260	249,370
Northwestern Mutual Life Insurance Co. (The)
3.45%, 03/30/51 (Call 09/30/50)(b)	376	228,649
3.63%, 09/30/59 (Call 03/30/59)(b)	1,161	697,017
3.85%, 09/30/47 (Call 03/30/47)(b)	966	651,986
6.06%, 03/30/40(b)	427	401,179
Ohio National Financial Services Inc., 6.63%, 05/01/31(b)(c)	230	199,825
Old Republic International Corp.
3.85%, 06/11/51 (Call 12/11/50)	490	303,000
3.88%, 08/26/26 (Call 07/26/26)	408	384,039
OneAmerica Financial Partners Inc., 4.25%, 10/15/50 (Call 04/15/50)(b)	165	100,828
Pacific Life Global Funding II
1.20%, 06/24/25(b)	820	760,212
1.38%, 04/14/26(b)	1,090	980,805
1.45%, 01/20/28(b)	90	74,573
1.60%, 09/21/28(b)	1,238	998,369
2.45%, 01/11/32(b)	765	577,505
4.90%, 04/04/28(b)	55	52,401
5.50%, 08/28/26(b)	975	967,324
5.50%, 07/18/28(b)	685	669,654
Pacific Life Insurance Co., 4.30%, 10/24/67 (Call 10/24/47), (3-mo. LIBOR US + 2.796%)(a)(b)	754	522,797
Pacific LifeCorp.
3.35%, 09/15/50 (Call 03/15/50)(b)	880	534,469
5.13%, 01/30/43(b)	90	74,519
5.40%, 09/15/52 (Call 03/15/52)(b)	205	174,391
6.60%, 09/15/33(b)	40	40,678
PartnerRe Finance B LLC
3.70%, 07/02/29 (Call 04/02/29)	589	520,198
4.50%, 10/01/50 (Call 04/01/30), (5-year CMT + 3.815%)(a)	115	94,393
Penn Mutual Life Insurance Co. (The), 3.80%, 04/29/61(b)	410	233,964
Phoenix Group Holdings PLC, 5.38%, 07/06/27(d)	450	413,856
Pine Street Trust II, 5.57%, 02/15/49 (Call 08/15/48)(b)	850	668,170
Pricoa Global Funding I
0.80%, 09/01/25(b)	590	540,086
1.15%, 12/06/24(b)	735	696,648
1.20%, 09/01/26(b)	846	744,294
4.20%, 08/28/25(b)	565	549,872
5.10%, 05/30/28(b)	300	291,383
5.55%, 08/28/26(b)	100	99,432
Primerica Inc., 2.80%, 11/19/31 (Call 08/19/31)	225	173,259

94	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Principal Financial Group Inc.
2.13%, 06/15/30 (Call 03/15/30)	$735	$571,878
3.10%, 11/15/26 (Call 08/15/26)	560	516,817
3.40%, 05/15/25 (Call 02/15/25)	669	642,102
3.70%, 05/15/29 (Call 02/15/29)	610	540,992
4.30%, 11/15/46 (Call 05/15/46)	120	85,281
4.35%, 05/15/43(c)	180	133,840
4.63%, 09/15/42	300	232,346
5.38%, 03/15/33 (Call 12/15/32)	245	228,736
5.50%, 03/15/53 (Call 09/15/52)	295	245,936
6.05%, 10/15/36	10	9,590
Principal Life Global Funding, 1.38%, 01/10/25(b)	420	397,885
Principal Life Global Funding II
0.88%, 01/12/26(b)	725	648,359
1.25%, 06/23/25(b)	845	781,935
1.25%, 08/16/26(b)	320	280,886
1.50%, 11/17/26(b)	245	214,761
1.50%, 08/27/30(b)	472	345,684
1.63%, 11/19/30(b)	375	275,732
2.25%, 11/21/24(b)	730	697,149
2.50%, 09/16/29(b)	330	271,641
3.00%, 04/18/26(b)	820	760,819
5.50%, 06/28/28(b)	495	478,924
Progressive Corp. (The)
2.45%, 01/15/27	351	318,070
2.50%, 03/15/27 (Call 02/15/27)	615	555,393
3.00%, 03/15/32 (Call 12/15/31)	235	191,076
3.20%, 03/26/30 (Call 12/26/29)	540	460,382
3.70%, 01/26/45	330	228,177
3.70%, 03/15/52 (Call 09/15/51)	255	171,099
3.95%, 03/26/50 (Call 09/26/49)	280	199,132
4.00%, 03/01/29 (Call 12/01/28)	332	308,667
4.13%, 04/15/47 (Call 10/15/46)	725	536,426
4.20%, 03/15/48 (Call 09/15/47)	479	357,347
4.35%, 04/25/44	146	111,806
4.95%, 06/15/33 (Call 03/15/33)(c)	260	239,686
6.25%, 12/01/32	10	10,100
6.63%, 03/01/29	251	263,325
Protective Life Corp.
3.40%, 01/15/30 (Call 10/15/29)(b)	345	284,269
4.30%, 09/30/28 (Call 06/30/28)(b)(c)	402	370,407
Protective Life Global Funding
1.17%, 07/15/25(b)	1,020	938,990
1.30%, 09/20/26(b)	670	585,988
1.62%, 04/15/26(b)	605	540,697
1.65%, 01/13/25(b)	250	237,284
1.74%, 09/21/30(b)	150	111,580
3.22%, 03/28/25(b)	1,130	1,086,850
4.71%, 07/06/27(b)	438	419,060
5.21%, 04/14/26(b)	680	663,145
5.37%, 01/06/26(b)	1,125	1,114,350
Provident Financing Trust I, 7.41%, 03/15/38	150	147,676
Prudential Financial Inc.
1.50%, 03/10/26 (Call 02/10/26)	422	381,009
2.10%, 03/10/30 (Call 12/10/29)(c)	375	300,977
3.00%, 03/10/40 (Call 09/10/39)	548	363,915
3.70%, 10/01/50 (Call 07/01/30), (5-year CMT + 3.035%)(a)	355	280,672
3.70%, 03/13/51 (Call 09/13/50)	1,336	872,556
3.88%, 03/27/28 (Call 12/27/27)	529	491,903

Security	Par (000)	Value

Insurance (continued)
3.91%, 12/07/47 (Call 06/07/47)	$678	$462,114
3.94%, 12/07/49 (Call 06/07/49)	845	572,534
4.35%, 02/25/50 (Call 08/25/49)	709	519,493
4.42%, 03/27/48 (Call 09/27/47)	441	326,894
4.50%, 09/15/47 (Call 09/15/27), (3-mo. LIBOR US + 2.380%)(a)	730	641,625
4.60%, 05/15/44	531	416,544
5.13%, 03/01/52 (Call 11/28/31), (5-year CMT + 3.162%)(a)	170	144,098
5.38%, 05/15/45 (Call 05/15/25), (3-mo. LIBOR US + 3.031%)(a)	995	947,750
5.70%, 12/14/36	679	651,314
5.70%, 09/15/48 (Call 09/15/28), (3-mo. LIBOR US + 2.665%)(a)	873	783,251
5.75%, 07/15/33	205	201,805
6.00%, 09/01/52 (Call 06/01/32), (5-year CMT + 3.234%)(a)	255	228,012
6.63%, 12/01/37	90	92,283
6.63%, 06/21/40	121	121,791
6.75%, 03/01/53 (Call 12/01/32), (5-year CMT + 2.848%)(a)	215	202,916
Prudential Funding Asia PLC
3.13%, 04/14/30	1,080	900,678
3.63%, 03/24/32 (Call 12/24/31)	770	634,571
Prudential Insurance Co. of America (The), 8.30%, 07/01/25(b)	635	650,220
Prudential PLC, 2.95%, 11/03/33 (Call 08/03/28), (5-year CMT + 1.517%)(a)(d)	900	738,338
QBE Insurance Group Ltd., 5.25%, (Call 05/16/25), (5-year CMT + 3.047%)(a)(d)(f)	200	185,192
Reinsurance Group of America Inc.
3.15%, 06/15/30 (Call 03/15/30)	578	468,477
3.90%, 05/15/29 (Call 02/15/29)	706	621,974
3.95%, 09/15/26 (Call 06/15/26)	430	406,279
6.00%, 09/15/33 (Call 06/15/33)	220	206,580
Reliance Standard Life Global Funding II
1.51%, 09/28/26(b)	890	772,157
2.75%, 01/21/27(b)	240	212,349
5.24%, 02/02/26(b)	50	48,534
RenaissanceRe Finance Inc.
3.45%, 07/01/27 (Call 04/01/27)	388	351,766
3.70%, 04/01/25 (Call 01/01/25)	50	48,152
RenaissanceRe Holdings Ltd.
3.60%, 04/15/29 (Call 01/15/29)	385	335,783
5.75%, 06/05/33 (Call 03/05/33)	560	515,815
RGA Global Funding
2.00%, 11/30/26(b)	895	787,673
2.70%, 01/18/29(b)	500	420,277
Rothesay Life PLC, Series NC6, 4.88%, (Call 04/13/27), (5-year CMT + 3.580%)(a)(d)(f)	200	144,733
Ryan Specialty Group LLC, 4.38%, 02/01/30 (Call 02/01/25)(b)	330	284,121
Sagicor Financial Co. Ltd., 5.30%, 05/13/28 (Call 05/13/24)(b)(c)	465	432,764
Sammons Financial Group Inc.
3.35%, 04/16/31 (Call 01/16/31)(b)	525	388,555
4.45%, 05/12/27 (Call 02/12/27)(b)	108	98,480
4.75%, 04/08/32 (Call 01/08/32)(b)	695	553,376
SBL Holdings Inc.
5.00%, 02/18/31 (Call 11/18/30)(b)	633	478,879

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
5.13%, 11/13/26 (Call 09/13/26)(b)(c)	$645	$586,009
Securian Financial Group Inc., 4.80%, 04/15/48(b)	100	69,461
Selective Insurance Group Inc., 5.38%, 03/01/49 (Call 09/01/48)(c)	85	69,395
Sirius International Group Ltd., 4.60%, 11/01/26 (Call 08/01/26)(b)	675	586,769
Stewart Information Services Corp., 3.60%, 11/15/31 (Call 08/15/31)	505	359,433
Sumitomo Life Insurance Co.
3.38%, 04/15/81 (Call 04/15/31), (5-year CMT + 2.747%)(a)(b)	605	493,480
4.00%, 09/14/77 (Call 09/14/27), (3-mo. LIBOR US + 2.993%)(a)(b)(c)	935	851,490
Sunshine Life Insurance Corp. Ltd., 4.50%, 04/20/26(d)	400	351,985
Swiss Re Finance Luxembourg SA, 5.00%, 04/02/49 (Call 04/02/29), (5-year CMT + 3.582%)(a)(b)	520	487,607
Teachers Insurance & Annuity Association of America
3.30%, 05/15/50 (Call 11/15/49)(b)	967	581,022
4.27%, 05/15/47 (Call 11/15/46)(b)	1,529	1,112,901
4.38%, 09/15/54 (Call 09/15/24), (3-mo. LIBOR US + 2.661%)(a)(b)	1,005	980,574
4.90%, 09/15/44(b)	1,246	1,011,664
6.85%, 12/16/39(b)	739	749,684
Tongyang Life Insurance Co. Ltd., 5.25%, (Call 09/22/25), (5-year CMT + 4.981%)(a)(d)(f)	200	172,334
Transatlantic Holdings Inc., 8.00%, 11/30/39	155	175,914
Travelers Companies Inc. (The)
2.55%, 04/27/50 (Call 10/27/49)	185	100,380
3.05%, 06/08/51 (Call 12/08/50)	764	454,104
3.75%, 05/15/46 (Call 11/15/45)	260	179,948
4.00%, 05/30/47 (Call 11/30/46)	725	528,196
4.05%, 03/07/48 (Call 09/07/47)	112	82,247
4.10%, 03/04/49 (Call 09/04/48)	597	438,373
4.30%, 08/25/45 (Call 02/25/45)	490	371,675
4.60%, 08/01/43	210	172,149
5.35%, 11/01/40	550	501,085
6.25%, 06/15/37	705	714,303
6.75%, 06/20/36	235	248,219
Travelers Cos. Inc. (The), 5.45%, 05/25/53 (Call 11/25/52)	610	547,073
Travelers Property Casualty Corp., 6.38%, 03/15/33	472	491,224
Trinity Acquisition PLC, 4.40%, 03/15/26 (Call 12/15/25)	259	248,459
Unum Group
4.00%, 06/15/29 (Call 03/15/29)	130	115,828
4.13%, 06/15/51 (Call 12/15/50)	170	106,368
4.50%, 12/15/49 (Call 06/15/49)	575	379,304
5.75%, 08/15/42	315	261,378
USI Inc./NY, 6.88%, 05/01/25 (Call 12/01/23)(b)	449	445,126
Vigorous Champion International Ltd.
2.75%, 06/02/25(d)	400	375,698
4.25%, 05/28/29(d)	400	341,109
W R Berkley Corp.
3.15%, 09/30/61 (Call 03/30/61)	500	259,202
3.55%, 03/30/52 (Call 09/30/51)	95	57,546
4.00%, 05/12/50 (Call 11/12/49)	230	154,886
4.75%, 08/01/44	330	253,844

Security	Par (000)	Value

Insurance (continued)
Western & Southern Financial Group Inc., 5.75%, 07/15/33(b)	$5	$4,624
Western & Southern Life Insurance Co. (The)
3.75%, 04/28/61 (Call 10/28/60)(b)	527	304,264
5.15%, 01/15/49 (Call 07/15/48)(b)	235	185,194
Willis North America Inc.
2.95%, 09/15/29 (Call 06/15/29)	544	456,123
3.88%, 09/15/49 (Call 03/15/49)	253	161,847
4.50%, 09/15/28 (Call 06/15/28)	644	598,873
4.65%, 06/15/27 (Call 05/15/27)	355	337,831
5.05%, 09/15/48 (Call 03/15/48)	345	264,327
5.35%, 05/15/33 (Call 02/15/33)	260	236,970
Willow No. 2 Ireland PLC for Zurich Insurance Co. Ltd., 4.25%, 10/01/45 (Call 10/01/25), (3-mo. LIBOR US + 3.177%)(a)(d)	600	555,216
XLIT Ltd., 5.25%, 12/15/43	393	334,890
ZhongAn Online P&C Insurance Co. Ltd.
3.13%, 07/16/25 (Call 04/16/25)(d)	600	530,320
3.50%, 03/08/26 (Call 12/08/25)(d)	400	343,603
Zurich Finance Ireland Designated Activity Co., 3.50%, 05/02/52 (Call 02/02/32), (5-year CMT + 2.793%)(a)(d)	200	151,037

		277,702,988

Internet — 0.6%
Acuris Finance Us Inc./Acuris Finance SARL, 5.00%, 05/01/28 (Call 05/01/24)(b)	285	224,411
Alibaba Group Holding Ltd.
2.13%, 02/09/31 (Call 11/09/30)	965	740,016
2.70%, 02/09/41 (Call 08/09/40)	425	245,297
3.15%, 02/09/51 (Call 08/09/50)	1,313	707,797
3.25%, 02/09/61 (Call 08/09/60)	853	435,482
3.40%, 12/06/27 (Call 09/06/27)	2,605	2,380,162
3.60%, 11/28/24 (Call 08/28/24)	3,942	3,844,467
4.00%, 12/06/37 (Call 06/06/37)	783	586,237
4.20%, 12/06/47 (Call 06/06/47)	1,405	942,743
4.40%, 12/06/57 (Call 06/06/57)	720	474,232
4.50%, 11/28/34 (Call 05/28/34)	613	515,407
Alphabet Inc.
0.45%, 08/15/25 (Call 07/15/25)	922	848,962
0.80%, 08/15/27 (Call 06/15/27)	1,045	894,654
1.10%, 08/15/30 (Call 05/15/30)	1,875	1,436,614
1.90%, 08/15/40 (Call 02/15/40)	1,027	613,588
2.00%, 08/15/26 (Call 05/15/26)	1,925	1,769,859
2.05%, 08/15/50 (Call 02/15/50)	2,280	1,177,278
2.25%, 08/15/60 (Call 02/15/60)	1,404	700,914
Amazon.com Inc.
0.80%, 06/03/25 (Call 05/03/25)	1,875	1,745,845
1.00%, 05/12/26 (Call 04/12/26)	1,872	1,683,767
1.20%, 06/03/27 (Call 04/03/27)	695	602,280
1.50%, 06/03/30 (Call 03/03/30)	1,909	1,488,112
1.65%, 05/12/28 (Call 03/12/28)	1,680	1,434,233
2.10%, 05/12/31 (Call 02/12/31)	2,263	1,782,880
2.50%, 06/03/50 (Call 12/03/49)	1,921	1,061,400
2.70%, 06/03/60 (Call 12/03/59)	1,445	768,373
2.88%, 05/12/41 (Call 11/12/40)	1,755	1,177,459
3.00%, 04/13/25	10	9,674
3.10%, 05/12/51 (Call 11/12/50)	2,359	1,464,581
3.15%, 08/22/27 (Call 05/22/27)	2,453	2,269,693
3.25%, 05/12/61 (Call 11/12/60)	1,335	798,652
3.30%, 04/13/27 (Call 03/13/27)	1,385	1,297,667
3.45%, 04/13/29 (Call 02/13/29)	1,118	1,019,973
3.60%, 04/13/32 (Call 01/13/32)	1,843	1,599,185

96	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
3.80%, 12/05/24 (Call 09/05/24)	$1,138	$1,118,122
3.88%, 08/22/37 (Call 02/22/37)	2,180	1,784,459
3.95%, 04/13/52 (Call 10/13/51)	1,740	1,273,385
4.05%, 08/22/47 (Call 02/22/47)	2,448	1,866,423
4.10%, 04/13/62 (Call 10/13/61)	1,520	1,092,240
4.25%, 08/22/57 (Call 02/22/57)	889	672,473
4.55%, 12/01/27 (Call 11/01/27)	1,400	1,362,075
4.60%, 12/01/25	20	19,754
4.65%, 12/01/29 (Call 10/01/29)	1,385	1,333,521
4.70%, 11/29/24	805	798,570
4.70%, 12/01/32 (Call 09/01/32)	1,555	1,456,910
4.80%, 12/05/34 (Call 06/05/34)	980	916,700
4.95%, 12/05/44 (Call 06/05/44)	1,006	898,985
5.20%, 12/03/25 (Call 09/03/25)	1,035	1,033,452
ANGI Group LLC, 3.88%, 08/15/28 (Call 11/13/23)(b)(c)	385	289,360
Arches Buyer Inc.
4.25%, 06/01/28 (Call 12/01/23)(b)	685	567,218
6.13%, 12/01/28 (Call 12/01/23)(b)(c)	365	294,887
Baidu Inc.
1.63%, 02/23/27 (Call 01/23/27)	292	254,838
1.72%, 04/09/26 (Call 03/09/26)	800	726,224
2.38%, 10/09/30 (Call 07/09/30)	364	283,363
2.38%, 08/23/31 (Call 05/23/31)	604	455,862
3.08%, 04/07/25 (Call 03/07/25)(c)	775	744,798
3.43%, 04/07/30 (Call 01/07/30)	422	357,217
3.63%, 07/06/27	644	595,346
4.13%, 06/30/25	475	461,312
4.38%, 03/29/28 (Call 12/29/27)	372	349,783
4.88%, 11/14/28 (Call 08/14/28)	550	524,170
Booking Holdings Inc.
3.55%, 03/15/28 (Call 12/15/27)	708	655,021
3.60%, 06/01/26 (Call 03/01/26)	1,017	968,275
3.65%, 03/15/25 (Call 12/15/24)	276	268,690
4.63%, 04/13/30 (Call 01/13/30)	1,304	1,214,906
Cablevision Lightpath LLC
3.88%, 09/15/27 (Call 11/13/23)(b)	330	269,196
5.63%, 09/15/28 (Call 11/13/23)(b)	305	228,752
Cars.com Inc., 6.38%, 11/01/28 (Call 12/01/23)(b)	335	298,166
Cogent Communications Group Inc.
3.50%, 05/01/26 (Call 02/01/26)(b)	330	300,804
7.00%, 06/15/27 (Call 06/15/24)(b)	345	329,852
eBay Inc.
1.40%, 05/10/26 (Call 04/10/26)	455	407,669
1.90%, 03/11/25 (Call 02/11/25)	1,039	984,557
2.60%, 05/10/31 (Call 02/10/31)	510	397,855
2.70%, 03/11/30 (Call 12/11/29)	870	705,922
3.60%, 06/05/27 (Call 03/05/27)	935	863,589
3.65%, 05/10/51 (Call 11/10/50)	406	253,699
4.00%, 07/15/42 (Call 01/15/42)	675	474,517
5.95%, 11/22/27 (Call 10/22/27)(c)	150	150,075
6.30%, 11/22/32 (Call 08/22/32)	155	154,383
EquipmentShare.com Inc., 9.00%, 05/15/28 (Call 05/15/25)(b)	765	723,832
Expedia Group Inc.
2.95%, 03/15/31 (Call 12/15/30)(c)	310	243,489
3.25%, 02/15/30 (Call 11/15/29)	1,157	958,612
3.80%, 02/15/28 (Call 11/15/27)	645	583,733
4.63%, 08/01/27 (Call 05/01/27)	840	794,957
5.00%, 02/15/26 (Call 11/15/25)	538	525,910

Security	Par (000)	Value

Internet (continued)
6.25%, 05/01/25 (Call 02/01/25)(b)	$508	$507,524
Gen Digital Inc., 5.00%, 04/15/25 (Call 11/13/23)(b)	806	783,945
Getty Images Inc., 9.75%, 03/01/27 (Call 11/16/23)(b)	270	266,717
Go Daddy Operating Co. LLC/GD Finance Co. Inc.
3.50%, 03/01/29 (Call 03/01/24)(b)	580	487,795
5.25%, 12/01/27 (Call 12/01/23)(b)	445	420,064
GrubHub Holdings Inc., 5.50%, 07/01/27 (Call 11/13/23)(b)(c)	380	280,346
ION Trading Technologies Sarl, 5.75%, 05/15/28 (Call 05/15/24)(b)	360	298,774
JD.com Inc.
3.38%, 01/14/30 (Call 10/14/29)(c)	953	806,102
3.88%, 04/29/26	704	672,384
4.13%, 01/14/50 (Call 07/14/49)	235	153,415
Match Group Holdings II LLC
3.63%, 10/01/31 (Call 10/01/26)(b)	370	285,811
4.13%, 08/01/30 (Call 05/01/25)(b)	375	307,688
4.63%, 06/01/28 (Call 12/01/23)(b)	365	327,640
5.00%, 12/15/27 (Call 12/01/23)(b)	335	309,297
5.63%, 02/15/29 (Call 02/15/24)(b)(c)	255	231,193
Meituan
2.13%, 10/28/25 (Call 09/28/25)(d)	1,000	922,054
3.05%, 10/28/30 (Call 07/28/30)(d)	800	613,123
MercadoLibre Inc., 3.13%, 01/14/31 (Call 10/14/30)	600	453,785
Meta Platforms Inc.
3.50%, 08/15/27 (Call 07/15/27)	2,135	2,007,874
3.85%, 08/15/32 (Call 05/15/32)	1,760	1,528,427
4.45%, 08/15/52 (Call 02/15/52)	1,865	1,410,501
4.60%, 05/15/28 (Call 04/15/28)	780	756,063
4.65%, 08/15/62 (Call 02/15/62)	1,270	958,236
4.80%, 05/15/30 (Call 03/15/30)	580	558,719
4.95%, 05/15/33 (Call 02/15/33)	1,605	1,504,284
5.60%, 05/15/53 (Call 11/15/52)	1,770	1,599,995
5.75%, 05/15/63 (Call 11/15/62)	635	569,892
Millennium Escrow Corp., 6.63%, 08/01/26 (Call 12/01/23)(b)	625	464,318
NAVER Corp., 1.50%, 03/29/26(d)	600	542,191
Netflix Inc.
3.63%, 06/15/25 (Call 03/15/25)(b)	715	689,634
4.38%, 11/15/26	775	746,067
4.88%, 04/15/28	1,339	1,289,260
4.88%, 06/15/30 (Call 03/15/30)(b)	920	858,668
5.38%, 11/15/29(b)	700	677,998
5.88%, 02/15/25	518	518,061
5.88%, 11/15/28	1,428	1,432,645
6.38%, 05/15/29	739	758,493
Newfold Digital Holdings Group Inc.
6.00%, 02/15/29 (Call 02/15/24)(b)	495	324,343
11.75%, 10/15/28 (Call 10/15/25)(b)(c)	375	378,849
Northwest Fiber LLC/Northwest Fiber Finance Sub Inc.
4.75%, 04/30/27 (Call 12/01/23)(b)	310	277,292
6.00%, 02/15/28 (Call 02/15/24)(b)	215	178,219
10.75%, 06/01/28 (Call 12/01/23)(b)(c)	170	162,198
NortonLifeLock Inc.
6.75%, 09/30/27 (Call 09/30/24)(b)	670	652,806
7.13%, 09/30/30 (Call 09/30/25)(b)	440	428,254

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
Prosus NV
3.06%, 07/13/31 (Call 04/13/31)(d)	$1,800	$1,297,341
3.26%, 01/19/27 (Call 12/19/26)(d)	400	352,747
3.68%, 01/21/30 (Call 10/21/29)(d)	1,257	996,142
3.83%, 02/08/51 (Call 08/08/50)(d)	1,200	618,633
4.03%, 08/03/50 (Call 02/03/50)(d)	800	431,122
4.19%, 01/19/32 (Call 10/19/31)(d)	800	615,568
4.85%, 07/06/27 (Call 04/06/27)(d)	400	367,915
4.99%, 01/19/52 (Call 07/19/51)(d)	200	124,239
Rakuten Group Inc.
5.13%, (Call 04/22/26), (5-year CMT + 4.578%)(a)(b)(c)(f)	550	401,124
6.25%, (Call 04/22/31), (5-year CMT + 4.956%)(a)(b)(f)	750	474,424
10.25%, 11/30/24 (Call 11/28/23)(b)	675	683,787
SK Broadband Co. Ltd., 4.88%, 06/28/28(d)	200	192,284
Tencent Holdings Ltd.
1.81%, 01/26/26 (Call 12/26/25)(d)	1,000	918,694
2.39%, 06/03/30 (Call 03/03/30)(d)	1,400	1,106,205
2.88%, 04/22/31 (Call 01/22/31)(d)	200	159,354
3.24%, 06/03/50 (Call 12/03/49)(c)(d)	1,800	985,208
3.29%, 06/03/60 (Call 12/03/59)(d)	600	307,896
3.58%, 04/11/26 (Call 02/11/26)(c)(d)	800	761,004
3.60%, 01/19/28 (Call 10/19/27)(d)	1,600	1,461,354
3.68%, 04/22/41 (Call 10/22/40)(d)	600	398,585
3.80%, 02/11/25(c)(d)	600	585,094
3.84%, 04/22/51 (Call 10/22/50)(d)	1,000	612,786
3.93%, 01/19/38 (Call 07/19/37)(c)(d)	800	587,801
3.94%, 04/22/61 (Call 10/22/60)(d)	800	470,947
3.98%, 04/11/29 (Call 01/11/29)(d)	2,200	1,976,099
4.53%, 04/11/49 (Call 10/11/48)(d)	400	281,977
Tencent Music Entertainment Group
1.38%, 09/03/25 (Call 08/03/25)	596	547,347
2.00%, 09/03/30 (Call 06/03/30)	705	527,133
TripAdvisor Inc., 7.00%, 07/15/25 (Call 11/13/23)(b)	390	387,353
Uber Technologies Inc.
4.50%, 08/15/29 (Call 08/15/24)(b)	1,104	974,229
6.25%, 01/15/28 (Call 11/13/23)(b)	380	366,257
7.50%, 05/15/25 (Call 12/01/23)(b)	720	721,581
7.50%, 09/15/27 (Call 11/21/23)(b)	883	885,475
8.00%, 11/01/26 (Call 12/01/23)(b)	1,115	1,123,388
VeriSign Inc.
2.70%, 06/15/31 (Call 03/15/31)	603	465,615
4.75%, 07/15/27 (Call 12/01/23)	780	742,613
5.25%, 04/01/25 (Call 01/01/25)	621	613,747
Weibo Corp., 3.38%, 07/08/30 (Call 04/08/30)	795	614,966
Ziff Davis Inc., 4.63%, 10/15/30 (Call 10/15/25)(b)(c)	315	263,691

		127,832,471

INVESTMENT COMPANIES — 0.0%
Dua Capital Ltd., 1.66%, 05/11/26(d)	200	180,963
Guangxi Communications Investment Group Co. Ltd., 3.95%, 07/12/25(d)	200	190,899

		371,862

Iron & Steel — 0.1%
ABJA Investment Co. Pte Ltd., 5.45%, 01/24/28(d)	800	772,023
Allegheny Ludlum LLC, 6.95%, 12/15/25	102	101,549
Allegheny Technologies Inc. 4.88%, 10/01/29 (Call 10/01/24)	250	213,514

Security	Par (000)	Value

Iron & Steel (continued)
5.13%, 10/01/31 (Call 10/01/26)	$285	$234,554
5.88%, 12/01/27 (Call 12/01/23)	273	253,632
ArcelorMittal SA
4.25%, 07/16/29	690	621,732
4.55%, 03/11/26	395	384,728
6.55%, 11/29/27 (Call 10/29/27)	215	215,924
6.75%, 03/01/41	290	263,934
6.80%, 11/29/32 (Call 08/29/32)	890	851,852
7.00%, 10/15/39	510	484,259
ATI Inc., 7.25%, 08/15/30 (Call 08/15/26)	295	284,132
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 07/15/26 (Call 12/01/23)(b)	422	406,104
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29 (Call 12/01/23)(b)	533	527,910
Carpenter Technology Corp.
6.38%, 07/15/28 (Call 12/01/23)	305	289,764
7.63%, 03/15/30 (Call 03/15/25)	210	207,879
Cleveland-Cliffs Inc.
4.63%, 03/01/29 (Call 03/01/24)(b)	240	207,014
4.88%, 03/01/31 (Call 03/01/26)(b)(c)	250	206,300
5.88%, 06/01/27 (Call 12/01/23)	365	348,137
6.75%, 03/15/26 (Call 12/01/23)(b)	630	627,557
6.75%, 04/15/30 (Call 04/15/26)(b)	550	510,565
Cliffs Natural Resources Inc., 6.25%, 10/01/40	190	156,898
Commercial Metals Co.
3.88%, 02/15/31 (Call 02/15/26)	235	190,463
4.13%, 01/15/30 (Call 01/15/25)	225	189,877
4.38%, 03/15/32 (Call 03/15/27)	220	177,206
CSN Inova Ventures, 6.75%, 01/28/28 (Call 01/28/24)(d)	800	730,903
CSN Resources SA
4.63%, 06/10/31 (Call 06/10/26)(d)	800	596,268
5.88%, 04/08/32 (Call 04/08/27)(d)	400	315,648
Gerdau Trade Inc., 4.88%, 10/24/27(d)	200	188,880
GTL Trade Finance Inc., 7.25%, 04/16/44 (Call 10/16/43)(d)	400	394,565
GUSAP III LP, 4.25%, 01/21/30 (Call 07/21/29)(d)	400	353,062
Infrabuild Australia Pty Ltd., 12.00%, 10/01/24 (Call 12/01/23)(b)(c)	195	192,158
JSW Steel Ltd.
3.95%, 04/05/27 (Call 10/05/26)(d)	400	343,335
5.05%, 04/05/32 (Call 10/05/31)(d)	400	310,059
Metinvest BV, 7.75%, 10/17/29(d)	400	235,377
Mineral Resources Ltd.
8.00%, 11/01/27 (Call 11/01/24)(b)	430	416,740
8.13%, 05/01/27 (Call 12/01/23)(b)	525	510,019
8.50%, 05/01/30 (Call 05/01/25)(b)	435	418,527
9.25%, 10/01/28 (Call 10/01/25)(b)	885	883,528
Nucor Corp.
2.00%, 06/01/25 (Call 05/01/25)	415	390,702
2.70%, 06/01/30 (Call 03/01/30)	438	362,104
2.98%, 12/15/55 (Call 06/15/55)	532	285,392
3.85%, 04/01/52 (Call 09/01/51)	260	175,492
3.95%, 05/23/25	425	412,728
3.95%, 05/01/28 (Call 02/01/28)	501	465,801
4.30%, 05/23/27 (Call 04/23/27)	360	343,508
4.40%, 05/01/48 (Call 11/01/47)	120	90,686
6.40%, 12/01/37	120	120,071
Periama Holdings LLC/DE, 5.95%, 04/19/26(d)	400	375,785
POSCO
2.50%, 01/17/25(d)	825	791,644

98	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Iron & Steel (continued)
4.38%, 08/04/25(d)	$200	$194,475
4.50%, 08/04/27(d)	800	757,898
5.75%, 01/17/28(d)	700	689,647
5.88%, 01/17/33(d)	200	194,156
Reliance Steel & Aluminum Co.
1.30%, 08/15/25 (Call 07/15/25)	100	91,932
2.15%, 08/15/30 (Call 05/15/30)	120	91,893
Steel Dynamics Inc.
1.65%, 10/15/27 (Call 08/15/27)	455	384,783
2.40%, 06/15/25 (Call 05/15/25)	470	442,737
2.80%, 12/15/24 (Call 11/15/24)	431	415,447
3.25%, 01/15/31 (Call 10/15/30)	480	396,477
3.25%, 10/15/50 (Call 04/15/50)	365	208,426
3.45%, 04/15/30 (Call 01/15/30)	305	258,100
5.00%, 12/15/26 (Call 12/01/23)	497	481,817
TMS International Corp./DE, 6.25%, 04/15/29 (Call 04/15/24)(b)	260	205,852
U.S. Steel Corp.
6.65%, 06/01/37	218	209,537
6.88%, 03/01/29 (Call 03/01/24)(c)	349	340,291
Usiminas International Sarl, 5.88%, 07/18/26 (Call 11/30/23)(d)	600	566,046
Vale Overseas Ltd.
3.75%, 07/08/30 (Call 04/08/30)	1,316	1,107,409
6.13%, 06/12/33 (Call 03/12/33)	680	636,943
6.25%, 08/10/26	120	120,829
6.88%, 11/21/36	973	955,747
6.88%, 11/10/39	697	682,122
8.25%, 01/17/34	346	376,942
Vale SA, 5.63%, 09/11/42(c)	709	623,791

		28,863,786

Leisure Time — 0.1%
Acushnet Co., 7.38%, 10/15/28 (Call 10/15/25)(b)	265	265,549
Brunswick Corp.
2.40%, 08/18/31 (Call 05/18/31)	395	278,459
4.40%, 09/15/32 (Call 06/15/32)	400	314,535
5.10%, 04/01/52 (Call 10/01/51)	375	247,525
Carnival Corp.
4.00%, 08/01/28 (Call 05/01/28)(b)	1,835	1,597,199
5.75%, 03/01/27 (Call 12/01/26)(b)	2,450	2,186,722
6.00%, 05/01/29 (Call 11/01/24)(b)	1,550	1,308,894
6.65%, 01/15/28	144	121,876
7.00%, 08/15/29 (Call 08/15/26)(b)	400	392,000
7.63%, 03/01/26 (Call 03/01/24)(b)(c)	1,080	1,049,216
9.88%, 08/01/27 (Call 02/01/24)(b)(c)	634	660,666
10.50%, 06/01/30 (Call 06/01/25)(b)(c)	745	754,951
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/28 (Call 05/01/25)(b)	1,545	1,647,419
Carnival PLC, 7.88%, 06/01/27	138	140,532
Constellation Merger Sub Inc., 8.50%, 09/15/25 (Call 12/01/23)(b)	325	275,470
Harley-Davidson Financial Services Inc.
3.05%, 02/14/27 (Call 01/14/27)(b)	619	546,754
3.35%, 06/08/25 (Call 05/08/25)(b)	1,172	1,114,623
6.50%, 03/10/28 (Call 02/10/28)(b)(c)	230	224,753
Harley-Davidson Inc.
3.50%, 07/28/25 (Call 04/28/25)	472	448,653
4.63%, 07/28/45 (Call 01/28/45)(c)	225	155,922
King Power Capital Ltd., 5.63%, 11/03/24(d)	400	398,547
Life Time Inc.
5.75%, 01/15/26 (Call 12/01/23)(b)	728	705,446

Security	Par (000)	Value

Leisure Time (continued)
8.00%, 04/15/26 (Call 12/01/23)(b)	$365	$356,276
Lindblad Expeditions Holdings Inc., 9.00%, 05/15/28 (Call 05/15/25)(b)	205	200,407
Lindblad Expeditions LLC, 6.75%, 02/15/27 (Call 02/15/24)(b)(c)	270	245,228
MajorDrive Holdings IV LLC, 6.38%, 06/01/29 (Call 06/01/24)(b)	395	305,982
NCL Corp. Ltd.
3.63%, 12/15/24 (Call 11/14/23)(b)	430	406,753
5.88%, 03/15/26 (Call 12/15/25)(b)	1,060	953,071
5.88%, 02/15/27 (Call 02/15/24)(b)	730	671,970
7.75%, 02/15/29 (Call 11/15/28)(b)	425	370,859
8.13%, 01/15/29 (Call 01/15/26)(b)	610	596,331
8.38%, 02/01/28 (Call 02/01/25)(b)	435	429,835
NCL Finance Ltd., 6.13%, 03/15/28 (Call 12/15/27)(b)(c)	375	313,315
Royal Caribbean Cruises Ltd.
3.70%, 03/15/28 (Call 12/15/27)	381	324,774
4.25%, 07/01/26 (Call 01/01/26)(b)	485	446,301
5.38%, 07/15/27 (Call 10/15/26)(b)	720	663,602
5.50%, 08/31/26 (Call 02/28/26)(b)	752	710,801
5.50%, 04/01/28 (Call 10/01/27)(b)	1,155	1,053,231
7.25%, 01/15/30 (Call 12/15/25)(b)	525	518,880
7.50%, 10/15/27	235	231,415
8.25%, 01/15/29 (Call 04/01/25)(b)	730	748,782
9.25%, 01/15/29 (Call 04/01/25)(b)(c)	825	862,372
11.50%, 06/01/25 (Call 11/07/23)(b)	354	374,430
11.63%, 08/15/27 (Call 08/15/24)(b)	1,010	1,095,552
Sunny Express Enterprises Corp.
2.63%, 04/23/25(d)	400	381,405
2.95%, 03/01/27(d)	600	551,238
3.13%, 04/23/30(d)	600	511,628
Viking Cruises Ltd.
5.88%, 09/15/27 (Call 12/01/23)(b)	610	549,367
6.25%, 05/15/25 (Call 12/01/23)(b)(c)	190	185,647
7.00%, 02/15/29 (Call 02/15/24)(b)	365	330,036
9.13%, 07/15/31 (Call 07/15/26)(b)	540	530,474
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29 (Call 02/15/24)(b)	250	221,182
Vista Outdoor Inc., 4.50%, 03/15/29 (Call 03/15/24)(b)	395	367,686
VOC Escrow Ltd., 5.00%, 02/15/28 (Call 12/01/23)(b)	485	436,407

		30,780,948

Lodging — 0.2%
Boyd Gaming Corp.
4.75%, 12/01/27 (Call 11/13/23)	745	679,539
4.75%, 06/15/31 (Call 06/15/26)(b)	695	577,268
Choice Hotels International Inc.
3.70%, 12/01/29 (Call 09/01/29)	175	143,180
3.70%, 01/15/31 (Call 10/15/30)	575	451,627
Fortune Star BVI Ltd.
5.00%, 05/18/26 (Call 05/18/24)(d)	200	132,406
5.05%, 01/27/27 (Call 01/27/25)(d)	200	120,341
5.95%, 10/19/25 (Call 11/30/23)(d)	1,000	746,198
Full House Resorts Inc., 8.25%, 02/15/28 (Call 02/15/24)(b)(c)	330	278,007
Genting New York LLC, 3.30%, 02/15/26 (Call 01/15/26)(b)	415	371,279
Gohl Capital Ltd., 4.25%, 01/24/27(d)	1,175	1,078,394
Hilton Domestic Operating Co. Inc. 3.63%, 02/15/32 (Call 08/15/26)(b)	1,115	881,332

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Lodging (continued)
3.75%, 05/01/29 (Call 05/01/24)(b)	$605	$521,439
4.00%, 05/01/31 (Call 05/01/26)(b)	810	669,263
4.88%, 01/15/30 (Call 01/15/25)	740	664,447
5.38%, 05/01/25 (Call 11/13/23)(b)	368	362,142
5.75%, 05/01/28 (Call 12/01/23)(b)	397	380,790
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc
4.88%, 07/01/31 (Call 07/01/26)(b)	370	293,707
5.00%, 06/01/29 (Call 06/01/24)(b)	654	550,318
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27 (Call 11/16/23)	460	434,395
Hyatt Hotels Corp.
4.38%, 09/15/28 (Call 06/15/28)	515	471,812
4.85%, 03/15/26 (Call 12/15/25)	699	679,293
5.38%, 04/23/25 (Call 03/23/25)	400	394,862
5.75%, 01/30/27 (Call 12/30/26)	370	365,711
5.75%, 04/23/30 (Call 01/23/30)	435	413,267
Las Vegas Sands Corp.
2.90%, 06/25/25 (Call 05/25/25)	376	354,942
3.50%, 08/18/26 (Call 06/18/26)	738	678,910
3.90%, 08/08/29 (Call 05/08/29)	555	479,692
Marriott International Inc./MD
3.75%, 03/15/25 (Call 12/15/24)	140	135,806
3.75%, 10/01/25 (Call 07/01/25)	495	475,331
4.90%, 04/15/29 (Call 03/15/29)	445	417,373
5.00%, 10/15/27 (Call 09/15/27)	720	695,269
5.45%, 09/15/26 (Call 08/15/26)	110	108,599
5.55%, 10/15/28 (Call 09/15/28)	375	365,291
Series AA, 4.65%, 12/01/28 (Call 09/01/28)	76	71,005
Series EE, 5.75%, 05/01/25 (Call 04/01/25)	1,097	1,093,281
Series FF, 4.63%, 06/15/30 (Call 03/15/30)	1,290	1,162,611
Series GG, 3.50%, 10/15/32 (Call 07/15/32)	1,021	809,925
Series HH, 2.85%, 04/15/31 (Call 01/15/31)	290	227,737
Series II, 2.75%, 10/15/33 (Call 07/15/33)	165	120,852
Series R, 3.13%, 06/15/26 (Call 03/15/26)	898	838,102
Series X, 4.00%, 04/15/28 (Call 01/15/28)	203	186,554
Marriott Ownership Resorts Inc.
4.50%, 06/15/29 (Call 06/15/24)(b)(c)	385	315,589
4.75%, 01/15/28 (Call 12/01/23)	255	221,117
Melco Resorts Finance Ltd.
4.88%, 06/06/25 (Call 11/30/23)(d)	735	693,779
5.25%, 04/26/26 (Call 11/30/23)(d)	344	315,603
5.38%, 12/04/29 (Call 12/04/24)(b)(c)	880	699,423
5.63%, 07/17/27 (Call 11/30/23)(d)	455	396,612
5.75%, 07/21/28 (Call 12/01/23)(b)	655	553,914
MGM China Holdings Ltd.
4.75%, 02/01/27 (Call 02/01/24)(b)	605	531,243
5.25%, 06/18/25 (Call 11/14/23)(b)	385	365,997
5.88%, 05/15/26 (Call 11/14/23)(b)	570	546,711
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)	292	271,171
4.75%, 10/15/28 (Call 07/15/28)	570	497,588
5.50%, 04/15/27 (Call 01/15/27)	498	465,022
5.75%, 06/15/25 (Call 03/15/25)	464	453,966
6.75%, 05/01/25 (Call 12/01/23)	550	546,900
Minor International PCL, 2.70%, (Call 04/19/26), (5-year CMT + 7.918%)(a)(d)(f)	200	181,000
Sands China Ltd. 2.55%, 03/08/27 (Call 02/08/27)	535	456,135

Security	Par (000)	Value

Lodging (continued)
3.10%, 03/08/29 (Call 01/08/29)	$525	$421,598
3.50%, 08/08/31 (Call 05/08/31)	480	362,718
4.30%, 01/08/26 (Call 12/08/25)	725	672,737
4.88%, 06/18/30 (Call 03/18/30)	580	485,306
5.38%, 08/08/25 (Call 06/08/25)	1,347	1,302,459
5.65%, 08/08/28 (Call 05/08/28)	1,453	1,341,969
Station Casinos LLC
4.50%, 02/15/28 (Call 12/01/23)(b)	540	466,582
4.63%, 12/01/31 (Call 06/01/31)(b)(c)	395	312,343
Studio City Co. Ltd., 7.00%, 02/15/27 (Call 02/15/24)(b)	307	286,227
Studio City Finance Ltd.
5.00%, 01/15/29 (Call 01/15/24)(b)	845	605,557
6.00%, 07/15/25 (Call 12/01/23)(b)	375	353,425
6.50%, 01/15/28 (Call 12/01/23)(b)	365	298,658
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 5.88%, 05/15/25 (Call 12/01/23)(b)	221	212,426
Travel + Leisure Co.
4.50%, 12/01/29 (Call 09/01/29)(b)	475	391,577
4.63%, 03/01/30 (Call 12/01/29)(b)	220	179,062
6.00%, 04/01/27 (Call 01/01/27)	310	289,394
6.60%, 10/01/25 (Call 07/01/25)	258	253,425
6.63%, 07/31/26 (Call 04/30/26)(b)	475	462,362
Wyndham Hotels & Resorts Inc., 4.38%, 08/15/28 (Call 12/01/23)(b)	365	322,227
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.25%, 05/15/27 (Call 02/15/27)(b)(c)	685	633,793
5.50%, 03/01/25 (Call 12/01/24)(b)	1,036	1,016,676
Wynn Macau Ltd.
5.13%, 12/15/29 (Call 12/15/24)(b)	750	587,984
5.50%, 01/15/26 (Call 12/01/23)(b)	736	681,648
5.50%, 10/01/27 (Call 12/01/23)(b)	570	496,136
5.63%, 08/26/28 (Call 11/14/23)(b)	990	831,159

		40,661,515

Machinery — 0.3%
ABB Finance USA Inc.
3.80%, 04/03/28 (Call 01/03/28)	305	287,196
4.38%, 05/08/42	260	210,815
ATS Automation Tooling Systems Inc., 4.13%, 12/15/28 (Call 12/15/23)(b)	265	227,341
BWX Technologies Inc.
4.13%, 06/30/28 (Call 12/01/23)(b)	325	287,195
4.13%, 04/15/29 (Call 04/15/24)(b)	310	267,870
Caterpillar Financial Services Corp.
0.80%, 11/13/25	983	895,205
0.90%, 03/02/26	210	189,347
1.10%, 09/14/27	518	441,231
1.15%, 09/14/26	815	724,049
1.45%, 05/15/25	30	28,234
1.70%, 01/08/27	845	754,947
2.15%, 11/08/24	1,253	1,210,855
2.40%, 08/09/26	645	595,968
3.25%, 12/01/24	355	346,379
3.40%, 05/13/25	420	406,991
3.60%, 08/12/27	925	866,861
3.65%, 08/12/25	698	676,176
4.35%, 05/15/26	755	736,017
4.80%, 01/06/26	165	162,747
4.90%, 01/17/25	385	382,734
5.15%, 08/11/25	1,140	1,133,427

100	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery (continued)
5.40%, 03/10/25	$110	$110,149
Caterpillar Inc.
1.90%, 03/12/31 (Call 12/12/30)(c)	680	536,138
2.60%, 09/19/29 (Call 06/19/29)(c)	423	364,348
2.60%, 04/09/30 (Call 01/09/30)	1,025	861,995
3.25%, 09/19/49 (Call 03/19/49)	688	452,037
3.25%, 04/09/50 (Call 10/09/49)	1,277	834,558
3.80%, 08/15/42	1,204	909,914
4.30%, 05/15/44 (Call 11/15/43)(c)	240	194,698
4.75%, 05/15/64 (Call 11/15/63)	346	277,257
5.20%, 05/27/41	541	496,377
5.30%, 09/15/35	5	4,839
6.05%, 08/15/36	70	70,923
Chart Industries Inc.
7.50%, 01/01/30 (Call 01/01/26)(b)	1,100	1,080,774
9.50%, 01/01/31 (Call 01/01/26)(b)	375	386,350
CNH Industrial Capital LLC
1.45%, 07/15/26 (Call 06/15/26)	295	263,042
1.88%, 01/15/26 (Call 12/15/25)	165	151,416
3.95%, 05/23/25	210	203,586
4.55%, 04/10/28 (Call 03/10/28)	635	596,564
5.45%, 10/14/25	475	471,147
5.50%, 01/12/29 (Call 12/12/28)	400	387,313
CNH Industrial NV, 3.85%, 11/15/27 (Call 08/15/27)	879	810,086
Deere & Co.
2.75%, 04/15/25 (Call 03/15/25)	500	480,875
2.88%, 09/07/49 (Call 03/07/49)	450	279,323
3.10%, 04/15/30 (Call 01/15/30)	904	779,717
3.75%, 04/15/50 (Call 10/15/49)(c)	590	436,838
3.90%, 06/09/42 (Call 12/09/41)	825	645,449
5.38%, 10/16/29	175	174,598
7.13%, 03/03/31	79	85,616
Doosan Enerbility Co. Ltd., 5.50%, 07/17/26	200	199,013
Dover Corp.
2.95%, 11/04/29 (Call 08/04/29)	120	103,134
3.15%, 11/15/25 (Call 08/15/25)	320	304,377
5.38%, 10/15/35	185	174,613
5.38%, 03/01/41 (Call 12/01/40)	110	97,511
Flowserve Corp.
2.80%, 01/15/32 (Call 10/15/31)	805	592,862
3.50%, 10/01/30 (Call 07/01/30)	755	608,269
GrafTech Finance Inc., 4.63%, 12/15/28 (Call 12/15/23)(b)	395	289,944
GrafTech Global Enterprises Inc., 9.88%, 12/15/28 (Call 12/15/25)(b)(c)	340	304,308
Husky III Holding Ltd. , 13.00%, 02/15/25 (Call 11/13/23), (13.75% PIK)(b)(c)(h)	330	318,855
IDEX Corp.
2.63%, 06/15/31 (Call 03/15/31)	465	362,253
3.00%, 05/01/30 (Call 02/01/30)	165	136,366
John Deere Capital Corp.
0.70%, 01/15/26	650	585,913
1.05%, 06/17/26	815	728,408
1.25%, 01/10/25	533	507,075
1.30%, 10/13/26	410	366,107
1.45%, 01/15/31	1,182	886,210
1.50%, 03/06/28	868	733,922
1.70%, 01/11/27	630	559,978
1.75%, 03/09/27	930	823,531
2.00%, 06/17/31	820	630,625
2.05%, 01/09/25	344	330,503

Security	Par (000)	Value

Machinery (continued)
2.25%, 09/14/26	$620	$571,199
2.35%, 03/08/27	275	248,457
2.45%, 01/09/30	380	316,679
2.65%, 06/10/26	608	567,895
2.80%, 09/08/27	416	377,862
2.80%, 07/18/29	250	216,310
3.05%, 01/06/28	67	61,162
3.35%, 04/18/29	670	603,157
3.40%, 06/06/25	620	600,588
3.40%, 09/11/25	374	360,670
3.45%, 03/13/25	590	574,554
3.45%, 03/07/29	447	403,923
4.05%, 09/08/25	835	815,367
4.15%, 09/15/27	405	387,419
4.35%, 09/15/32	410	370,502
4.70%, 06/10/30	440	414,350
4.75%, 06/08/26	420	413,413
4.75%, 01/20/28	570	553,717
4.80%, 01/09/26	270	266,478
4.85%, 10/11/29	270	261,636
4.90%, 03/03/28	749	733,490
4.95%, 06/06/25	760	754,655
4.95%, 07/14/28	300	292,696
5.05%, 03/03/26	440	436,897
5.15%, 03/03/25	10	9,975
Manitowoc Co. Inc. (The), 9.00%, 04/01/26 (Call 11/16/23)(b)	254	249,815
Mueller Water Products Inc., 4.00%, 06/15/29 (Call 06/15/24)(b)	325	278,456
nVent Finance Sarl
2.75%, 11/15/31 (Call 08/15/31)	320	238,382
4.55%, 04/15/28 (Call 01/15/28)	417	387,176
5.65%, 05/15/33 (Call 02/15/33)	325	295,000
Oshkosh Corp.
3.10%, 03/01/30 (Call 12/01/29)	395	333,627
4.60%, 05/15/28 (Call 02/15/28)	590	559,517
OT Merger Corp., 7.88%, 10/15/29 (Call 10/15/24)(b)	265	156,362
Otis Worldwide Corp.
2.06%, 04/05/25 (Call 03/05/25)	1,628	1,543,044
2.29%, 04/05/27 (Call 02/05/27)	221	196,912
2.57%, 02/15/30 (Call 11/15/29)	1,310	1,065,680
3.11%, 02/15/40 (Call 08/15/39)	697	474,340
3.36%, 02/15/50 (Call 08/15/49)	535	337,041
5.25%, 08/16/28 (Call 07/16/28)	230	223,773
Rockwell Automation Inc.
1.75%, 08/15/31 (Call 05/15/31)	295	222,492
2.80%, 08/15/61 (Call 02/15/61)	295	158,094
2.88%, 03/01/25 (Call 12/01/24)	165	159,349
3.50%, 03/01/29 (Call 12/01/28)	657	599,603
4.20%, 03/01/49 (Call 09/01/48)	340	261,200
Shanghai Electric Group Global Investment Ltd.
2.30%, 02/21/25 (Call 11/21/24)(d)	600	565,855
2.65%, 11/21/24 (Call 08/21/24)(d)	200	191,627
SPX FLOW Inc., 8.75%, 04/01/30 (Call 04/01/25)(b)	365	334,133
Terex Corp., 5.00%, 05/15/29 (Call 05/15/24)(b)	450	395,985
Titan Acquisition Ltd./Titan Co-Borrower LLC,
7.75%, 04/15/26 (Call 12/01/23)(b)	465	435,731
TK Elevator Holdco GmbH, 7.63%, 07/15/28 (Call 12/01/23)(b)	300	272,919

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery (continued)
TK Elevator U.S. Newco Inc., 5.25%, 07/15/27 (Call 12/01/23)(b)	$1,205	$1,096,956
Vertiv Group Corp., 4.13%, 11/15/28 (Call 11/15/24)(b)	640	559,444
Weir Group PLC (The), 2.20%, 05/13/26 (Call 04/13/26)(b)	615	552,407
Westinghouse Air Brake Technologies Corp.
3.20%, 06/15/25 (Call 05/15/25)	1,328	1,264,197
3.45%, 11/15/26 (Call 08/15/26)	885	820,993
4.70%, 09/15/28 (Call 06/15/28)	1,150	1,072,209
Xylem Inc./NY
1.95%, 01/30/28 (Call 11/30/27)	941	803,459
2.25%, 01/30/31 (Call 10/30/30)	622	480,868
3.25%, 11/01/26 (Call 08/01/26)	375	348,691
4.38%, 11/01/46 (Call 05/01/46)	250	180,587

		60,550,264

Machinery - Diversified — 0.0%
Ingersoll Rand Inc.
5.40%, 08/14/28 (Call 07/14/28)	75	73,080
5.70%, 08/14/33 (Call 05/14/33)	525	496,087
John Deere Capital Corp.
5.15%, 09/08/26	160	159,148
5.15%, 09/08/33	325	308,872
5.30%, 09/08/25	355	354,398
Maxim Crane Works Holdings Capital LLC, 11.50%, 09/01/28 (Call 09/01/25)	365	356,272
Nordson Corp.
5.60%, 09/15/28 (Call 08/15/28)	135	132,375
5.80%, 09/15/33 (Call 06/15/33)	200	190,319

		2,070,551

Manufacturing — 0.2%
3M Co.
2.00%, 02/14/25 (Call 01/14/25)	350	332,625
2.25%, 09/19/26 (Call 06/19/26)(c)	1,100	996,542
2.38%, 08/26/29 (Call 05/26/29)(c)	953	778,017
2.65%, 04/15/25 (Call 03/15/25)	1,329	1,266,126
2.88%, 10/15/27 (Call 07/15/27)(c)	1,100	990,548
3.00%, 08/07/25	494	470,605
3.05%, 04/15/30 (Call 01/15/30)(c)	413	348,710
3.13%, 09/19/46 (Call 03/19/46)(c)	440	267,468
3.25%, 08/26/49 (Call 02/26/49)(c)	753	442,595
3.38%, 03/01/29 (Call 12/01/28)	912	801,704
3.63%, 09/14/28 (Call 06/14/28)	522	473,578
3.63%, 10/15/47 (Call 04/15/47)	522	337,221
3.70%, 04/15/50 (Call 10/15/49)	55	36,424
3.88%, 06/15/44	340	235,196
4.00%, 09/14/48 (Call 03/14/48)(c)	926	649,637
5.70%, 03/15/37(c)	225	216,346
Amsted Industries Inc.
4.63%, 05/15/30 (Call 05/15/25)(b)	295	240,903
5.63%, 07/01/27 (Call 12/01/23)(b)	320	295,663
Calderys Financing LLC, 11.25%, 06/01/28 (Call 06/01/25)(b)	405	409,251
Carlisle Companies Inc.
2.20%, 03/01/32 (Call 12/01/31)	410	300,201
2.75%, 03/01/30 (Call 12/01/29)	529	427,724
3.50%, 12/01/24 (Call 10/01/24)	279	270,625
3.75%, 12/01/27 (Call 09/01/27)	220	201,723
Eaton Corp.
3.10%, 09/15/27 (Call 06/15/27)	95	87,147
3.92%, 09/15/47 (Call 03/15/47)	95	68,651

Security	Par (000)	Value

Manufacturing (continued)
4.00%, 11/02/32	$499	$435,691
4.15%, 03/15/33 (Call 12/15/32)	840	738,671
4.15%, 11/02/42	753	584,440
4.35%, 05/18/28 (Call 04/18/28)	150	143,030
4.70%, 08/23/52 (Call 02/23/52)	490	397,906
EnPro Industries Inc., 5.75%, 10/15/26 (Call 12/01/23)	250	238,312
FXI Holdings Inc.
12.25%, 11/15/26 (Call 11/16/23)(b)	373	309,930
12.25%, 11/15/26 (Call 12/01/23)(b)	588	488,795
Gates Global LLC/Gates Corp., 6.25%, 01/15/26 (Call 12/01/23)(b)(c)	387	378,192
GE Capital Funding LLC, 4.55%, 05/15/32 (Call 02/15/32)	585	525,388
GE Capital International Funding Co. Unlimited Co.
3.37%, 11/15/25	250	237,854
4.42%, 11/15/35	650	565,743
General Electric Co.
4.35%, 05/01/50 (Call 11/01/49)	70	52,713
4.50%, 03/11/44	625	498,122
5.88%, 01/14/38	740	722,752
6.75%, 03/15/32	450	477,327
6.88%, 01/10/39	180	192,663
Hillenbrand Inc.
3.75%, 03/01/31 (Call 03/01/26)	235	184,879
5.00%, 09/15/26 (Call 07/15/26)	275	264,943
5.75%, 06/15/25 (Call 11/13/23)	295	289,589
Illinois Tool Works Inc.
2.65%, 11/15/26 (Call 08/15/26)	1,612	1,487,291
3.90%, 09/01/42 (Call 03/01/42)	946	728,413
4.88%, 09/15/41 (Call 03/15/41)	295	259,003
LSB Industries Inc., 6.25%, 10/15/28 (Call 10/15/24)(b)(c)	435	386,469
Parker-Hannifin Corp.
3.25%, 03/01/27 (Call 12/01/26)	388	359,138
3.25%, 06/14/29 (Call 03/14/29)	812	713,285
3.30%, 11/21/24 (Call 08/21/24)	182	176,837
4.00%, 06/14/49 (Call 12/14/48)	690	493,603
4.10%, 03/01/47 (Call 09/01/46)	204	149,105
4.20%, 11/21/34 (Call 05/21/34)	464	392,660
4.25%, 09/15/27 (Call 08/15/27)	330	312,775
4.45%, 11/21/44 (Call 05/21/44)	483	373,384
4.50%, 09/15/29 (Call 07/15/29)	825	767,495
6.25%, 05/15/38	308	299,164
Pentair Finance Sarl
4.50%, 07/01/29 (Call 04/01/29)	610	551,932
5.90%, 07/15/32 (Call 04/15/32)	180	171,170
Siemens Financieringsmaatschappij NV
1.20%, 03/11/26(b)	1,800	1,626,973
1.70%, 03/11/28(b)	1,265	1,077,952
2.15%, 03/11/31(b)	1,025	803,019
2.35%, 10/15/26(b)	1,150	1,053,398
2.88%, 03/11/41(b)	2,295	1,533,868
3.25%, 05/27/25(b)	2,220	2,141,161
3.30%, 09/15/46(b)	1,765	1,166,332
3.40%, 03/16/27(b)	1,250	1,164,841
4.20%, 03/16/47(b)	510	392,020
6.13%, 08/17/26(b)	535	542,219
Sunny Optical Technology Group Co. Ltd., 5.95%, 07/17/26(d)	400	396,883

102	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Manufacturing (continued)
Teledyne Technologies Inc.
1.60%, 04/01/26 (Call 03/01/26)	$400	$361,266
2.75%, 04/01/31 (Call 01/01/31)	933	735,452
Textron Inc.
2.45%, 03/15/31 (Call 12/15/30)	601	468,320
3.00%, 06/01/30 (Call 03/01/30)	447	368,362
3.38%, 03/01/28 (Call 12/01/27)	355	319,301
3.65%, 03/15/27 (Call 12/15/26)	652	606,707
3.88%, 03/01/25 (Call 12/01/24)	355	345,227
3.90%, 09/17/29 (Call 06/17/29)	215	191,232
4.00%, 03/15/26 (Call 12/15/25)	575	550,169
Trinity Industries Inc., 7.75%, 07/15/28 (Call 07/15/25)(b)	325	320,958

		42,459,554

Media — 1.0%
Altice Financing SA
5.00%, 01/15/28 (Call 12/01/23)(b)(c)	860	700,892
5.75%, 08/15/29 (Call 08/15/24)(b)	1,588	1,226,326
AMC Networks Inc.
4.25%, 02/15/29 (Call 02/15/24)	737	461,792
4.75%, 08/01/25 (Call 12/01/23)	590	538,281
Audacy Capital Corp.
6.50%, 05/01/27 (Call 11/16/23)(b)	310	3,100
6.75%, 03/31/29 (Call 03/31/24)(b)	318	3,561
Beasley Mezzanine Holdings LLC, 8.63%, 02/01/26 (Call 12/01/23)(b)(c)	230	151,786
Belo Corp.
7.25%, 09/15/27	200	190,926
7.75%, 06/01/27	175	172,213
Block Communications Inc., 4.88%, 03/01/28 (Call 12/01/23)(b)	250	205,037
Cable Onda SA, 4.50%, 01/30/30 (Call 01/30/25)(d)	400	315,026
Cable One Inc., 4.00%, 11/15/30 (Call 11/15/25)(b)(c)	510	380,334
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25%, 02/01/31 (Call 07/01/25)(b)	2,298	1,788,039
4.25%, 01/15/34 (Call 01/15/28)(b)	1,478	1,067,090
4.50%, 08/15/30 (Call 02/15/25)(b)	2,090	1,677,929
4.50%, 05/01/32 (Call 05/01/26)	2,195	1,679,756
4.50%, 06/01/33 (Call 06/01/27)(b)	1,290	962,343
4.75%, 03/01/30 (Call 09/01/24)(b)	2,270	1,873,024
4.75%, 02/01/32 (Call 02/01/27)(b)	965	753,334
5.00%, 02/01/28 (Call 11/16/23)(b)	1,900	1,700,610
5.13%, 05/01/27 (Call 12/01/23)(b)	2,455	2,258,482
5.38%, 06/01/29 (Call 06/01/24)(b)	1,110	971,479
5.50%, 05/01/26 (Call 12/01/23)(b)	540	516,664
6.38%, 09/01/29 (Call 09/01/25)(b)	1,200	1,100,639
7.38%, 03/01/31 (Call 03/01/26)(b)(c)	805	760,738
Charter Communications Operating LLC/Charter Communications Operating Capital
2.25%, 01/15/29 (Call 11/15/28)	1,005	814,189
2.30%, 02/01/32 (Call 11/01/31)	803	574,017
2.80%, 04/01/31 (Call 01/01/31)	1,105	847,974
3.50%, 06/01/41 (Call 12/01/40)	977	588,515
3.50%, 03/01/42 (Call 09/01/41)	785	463,617
3.70%, 04/01/51 (Call 10/01/50)	1,160	635,015
3.75%, 02/15/28 (Call 11/15/27)	838	748,152
3.85%, 04/01/61 (Call 10/01/60)	1,500	793,041
3.90%, 06/01/52 (Call 12/01/51)	1,727	978,144
3.95%, 06/30/62 (Call 12/30/61)	825	441,419

Security	Par (000)	Value

Media (continued)
4.20%, 03/15/28 (Call 12/15/27)	$941	$856,980
4.40%, 04/01/33 (Call 01/01/33)	710	588,206
4.40%, 12/01/61 (Call 06/01/61)	1,020	593,485
4.80%, 03/01/50 (Call 09/01/49)	2,007	1,322,683
4.91%, 07/23/25 (Call 04/23/25)	4,052	3,961,930
5.05%, 03/30/29 (Call 12/30/28)	1,218	1,127,041
5.13%, 07/01/49 (Call 01/01/49)	1,685	1,165,523
5.25%, 04/01/53 (Call 10/01/52)	1,204	854,382
5.38%, 04/01/38 (Call 10/01/37)	773	611,474
5.38%, 05/01/47 (Call 11/01/46)	1,630	1,176,865
5.50%, 04/01/63 (Call 10/01/62)	865	610,217
5.75%, 04/01/48 (Call 10/01/47)	1,730	1,322,366
6.38%, 10/23/35 (Call 04/23/35)	1,375	1,243,425
6.48%, 10/23/45 (Call 04/23/45)	2,441	2,058,920
6.83%, 10/23/55 (Call 04/23/55)	377	316,728
Comcast Corp.
1.50%, 02/15/31 (Call 11/15/30)	1,449	1,071,978
1.95%, 01/15/31 (Call 10/15/30)	1,064	815,239
2.35%, 01/15/27 (Call 10/15/26)	1,167	1,054,202
2.45%, 08/15/52 (Call 02/15/52)	1,416	712,773
2.65%, 02/01/30 (Call 11/01/29)	1,569	1,301,716
2.65%, 08/15/62 (Call 02/15/62)	978	476,099
2.80%, 01/15/51 (Call 07/15/50)	1,163	635,358
2.89%, 11/01/51 (Call 05/01/51)	3,183	1,755,564
2.94%, 11/01/56 (Call 05/01/56)	3,801	2,013,093
2.99%, 11/01/63 (Call 05/01/63)	2,374	1,220,087
3.15%, 03/01/26 (Call 12/01/25)	1,070	1,015,448
3.15%, 02/15/28 (Call 11/15/27)	960	869,744
3.20%, 07/15/36 (Call 01/15/36)	1,067	787,373
3.25%, 11/01/39 (Call 05/01/39)	1,095	754,222
3.30%, 02/01/27 (Call 11/01/26)	757	704,148
3.30%, 04/01/27 (Call 02/01/27)	854	790,841
3.38%, 08/15/25 (Call 05/15/25)	1,773	1,706,596
3.40%, 04/01/30 (Call 01/01/30)	1,173	1,015,096
3.40%, 07/15/46 (Call 01/15/46)	1,072	688,391
3.45%, 02/01/50 (Call 08/01/49)	1,265	801,509
3.55%, 05/01/28 (Call 02/01/28)	595	545,190
3.75%, 04/01/40 (Call 10/01/39)	1,455	1,069,091
3.90%, 03/01/38 (Call 09/01/37)	1,185	918,821
3.95%, 10/15/25 (Call 08/15/25)	1,165	1,130,161
3.97%, 11/01/47 (Call 05/01/47)	1,372	961,774
4.00%, 08/15/47 (Call 02/15/47)	819	577,259
4.00%, 03/01/48 (Call 09/01/47)	950	670,043
4.00%, 11/01/49 (Call 05/01/49)	1,714	1,197,970
4.05%, 11/01/52 (Call 05/01/52)	929	646,587
4.15%, 10/15/28 (Call 07/15/28)	1,942	1,814,221
4.20%, 08/15/34 (Call 02/15/34)	1,027	867,887
4.25%, 10/15/30 (Call 07/15/30)	1,210	1,093,887
4.25%, 01/15/33	1,191	1,041,382
4.40%, 08/15/35 (Call 02/15/35)	866	736,289
4.55%, 01/15/29 (Call 12/15/28)	750	712,013
4.60%, 10/15/38 (Call 04/15/38)	778	645,768
4.60%, 08/15/45 (Call 02/15/45)	623	487,274
4.65%, 02/15/33 (Call 11/15/32)	865	782,265
4.65%, 07/15/42	389	312,941
4.70%, 10/15/48 (Call 04/15/48)	1,336	1,065,727
4.75%, 03/01/44	497	399,747
4.80%, 05/15/33 (Call 02/15/33)	765	697,700
4.95%, 10/15/58 (Call 04/15/58)	759	610,965
5.25%, 11/07/25	280	278,617
5.35%, 11/15/27 (Call 10/15/27)	605	600,014

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
5.35%, 05/15/53 (Call 11/15/52)	$880	$756,966
5.50%, 11/15/32 (Call 08/15/32)	674	648,971
5.50%, 05/15/64 (Call 11/15/63)	765	652,787
5.65%, 06/15/35	832	792,933
6.45%, 03/15/37	334	335,049
6.50%, 11/15/35	698	712,520
6.55%, 07/01/39	275	275,328
6.95%, 08/15/37	381	397,765
7.05%, 03/15/33	486	516,733
Cox Communications Inc.
1.80%, 10/01/30 (Call 07/01/30)(b)	880	652,958
2.60%, 06/15/31 (Call 03/15/31)(b)	665	509,245
2.95%, 10/01/50 (Call 04/01/50)(b)	420	219,926
3.35%, 09/15/26 (Call 06/15/26)(b)	1,085	1,009,535
3.50%, 08/15/27 (Call 05/15/27)(b)	858	782,379
3.60%, 06/15/51 (Call 12/15/50)(b)	685	408,620
3.85%, 02/01/25 (Call 11/01/24)(b)	376	364,927
4.50%, 06/30/43 (Call 12/30/42)(b)	441	316,438
4.60%, 08/15/47 (Call 02/15/47)(b)	275	195,521
4.70%, 12/15/42(b)	391	291,654
4.80%, 02/01/35 (Call 08/01/34)(b)	672	565,641
5.45%, 09/15/28 (Call 08/15/28)(b)	292	284,424
5.70%, 06/15/33 (Call 03/15/33)(b)	200	188,338
8.38%, 03/01/39(b)	387	425,874
CSC Holdings LLC
3.38%, 02/15/31 (Call 02/15/26)(b)	740	474,010
4.13%, 12/01/30 (Call 12/01/25)(b)	813	544,723
4.50%, 11/15/31 (Call 11/15/26)(b)	1,080	713,437
4.63%, 12/01/30 (Call 12/01/25)(b)(c)	1,795	907,556
5.00%, 11/15/31 (Call 11/15/26)(b)(c)	365	187,299
5.38%, 02/01/28 (Call 12/01/23)(b)	735	585,444
5.50%, 04/15/27 (Call 12/01/23)(b)	960	801,582
5.75%, 01/15/30 (Call 01/15/25)(b)(c)	1,705	895,026
6.50%, 02/01/29 (Call 02/01/24)(b)	1,270	1,002,879
7.50%, 04/01/28 (Call 11/13/23)(b)(c)	752	484,337
11.25%, 05/15/28 (Call 05/15/25)(b)	720	686,987
Cumulus Media New Holdings Inc., 6.75%, 07/01/26 (Call 12/01/23)(b)(c)	280	203,238
Directv Financing LLC/Directv Financing Co-Obligor Inc., 5.88%, 08/15/27 (Call 12/01/23)(b)	2,780	2,434,420
Discovery Communications LLC
3.45%, 03/15/25 (Call 12/15/24)	173	166,484
3.63%, 05/15/30 (Call 02/15/30)	903	751,580
3.90%, 11/15/24 (Call 08/15/24)	170	165,247
3.95%, 06/15/25 (Call 03/15/25)	128	123,312
3.95%, 03/20/28 (Call 12/20/27)	1,160	1,046,817
4.00%, 09/15/55 (Call 03/15/55)	1,319	757,010
4.13%, 05/15/29 (Call 02/15/29)	662	582,956
4.65%, 05/15/50 (Call 11/15/49)	838	551,582
4.88%, 04/01/43	665	472,706
4.90%, 03/11/26 (Call 12/11/25)	487	473,904
5.00%, 09/20/37 (Call 03/20/37)	664	521,627
5.20%, 09/20/47 (Call 03/20/47)	1,009	722,689
5.30%, 05/15/49 (Call 11/15/48)	708	510,478
6.35%, 06/01/40	425	369,604
DISH DBS Corp.
5.25%, 12/01/26 (Call 06/01/26)(b)	2,075	1,676,370
5.75%, 12/01/28 (Call 12/01/27)(b)	1,940	1,386,963
5.88%, 11/15/24	1,485	1,362,487
7.38%, 07/01/28 (Call 11/13/23)	735	413,005

Security	Par (000)	Value

Media (continued)
7.75%, 07/01/26	$1,489	$996,904
5.13%, 06/01/29	1,085	557,828
DISH Network Corp., 11.75%, 11/15/27 (Call 05/15/25)(b)	2,640	2,614,772
FactSet Research Systems Inc.
2.90%, 03/01/27 (Call 02/01/27)	445	402,160
3.45%, 03/01/32 (Call 12/01/31)	160	129,306
Fox Corp.
3.05%, 04/07/25 (Call 03/07/25)	829	795,452
3.50%, 04/08/30 (Call 01/08/30)	610	517,239
4.71%, 01/25/29 (Call 10/25/28)	1,866	1,744,133
5.48%, 01/25/39 (Call 07/25/38)	1,187	981,829
5.58%, 01/25/49 (Call 07/25/48)	1,100	866,848
6.50%, 10/13/33 (Call 07/13/33)	735	717,893
Gannett Holdings LLC, 6.00%, 11/01/26 (Call 12/01/23)(b)	256	214,325
GCI LLC, 4.75%, 10/15/28 (Call 11/16/23)(b)	440	378,033
Globo Comunicacao e Participacoes SA, 4.88%, 01/22/30(d)	400	318,602
Gray Escrow II Inc., 5.38%, 11/15/31 (Call 11/15/26)(b)(c)	935	586,346
Gray Television Inc.
4.75%, 10/15/30 (Call 10/15/25)(b)	605	388,160
5.88%, 07/15/26 (Call 12/01/23)(b)	515	458,789
7.00%, 05/15/27 (Call 11/13/23)(b)(c)	554	467,037
Grupo Televisa SAB
5.00%, 05/13/45 (Call 11/13/44)	30	22,562
5.25%, 05/24/49 (Call 11/24/48)	40	31,202
6.13%, 01/31/46 (Call 07/31/45)(c)	710	618,040
6.63%, 01/15/40	873	820,341
8.50%, 03/11/32	218	240,421
Historic TW Inc., 8.30%, 01/15/36(g)	8	8,037
iHeartCommunications Inc.
4.75%, 01/15/28 (Call 12/01/23)(b)	360	254,774
5.25%, 08/15/27 (Call 11/16/23)(b)	540	395,930
6.38%, 05/01/26 (Call 11/16/23)	618	503,631
8.38%, 05/01/27 (Call 11/16/23)(c)	732	448,491
LCPR Senior Secured Financing DAC
5.13%, 07/15/29 (Call 07/15/24)(b)	630	494,695
6.75%, 10/15/27 (Call 12/01/23)(b)	865	783,202
Liberty Interactive LLC
8.25%, 02/01/30	380	99,001
8.50%, 07/15/29	194	50,785
McGraw-Hill Education Inc.
5.75%, 08/01/28 (Call 08/01/24)(b)	690	581,873
8.00%, 08/01/29 (Call 08/01/24)(b)	535	444,027
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27 (Call 11/16/23)(b)	263	240,102
NBCUniversal Media LLC
4.45%, 01/15/43	835	647,991
5.95%, 04/01/41	553	521,443
6.40%, 04/30/40	225	222,594
News Corp.
3.88%, 05/15/29 (Call 05/15/24)(b)	770	659,285
5.13%, 02/15/32 (Call 02/15/27)(b)	395	341,122
Nexstar Media Inc.
4.75%, 11/01/28 (Call 11/13/23)(b)	720	605,892
5.63%, 07/15/27 (Call 11/13/23)(b)	1,300	1,169,565
Paramount Global
2.90%, 01/15/27 (Call 10/15/26)	476	417,954
3.38%, 02/15/28 (Call 11/15/27)	502	429,599

104	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
3.70%, 06/01/28 (Call 03/01/28)	$432	$372,375
4.00%, 01/15/26 (Call 10/15/25)	920	872,924
4.20%, 06/01/29 (Call 03/01/29)	517	438,421
4.20%, 05/19/32 (Call 02/19/32)(c)	775	598,087
4.38%, 03/15/43	1,114	667,288
4.60%, 01/15/45 (Call 07/15/44)	370	221,750
4.75%, 05/15/25 (Call 04/15/25)	625	610,846
4.85%, 07/01/42 (Call 01/01/42)	488	311,678
4.90%, 08/15/44 (Call 02/15/44)	503	315,763
4.95%, 01/15/31 (Call 10/15/30)	760	634,601
4.95%, 05/19/50 (Call 11/19/49)	803	508,157
5.25%, 04/01/44 (Call 10/01/43)	345	225,031
5.50%, 05/15/33	350	293,433
5.85%, 09/01/43 (Call 03/01/43)	782	565,123
5.90%, 10/15/40 (Call 04/15/40)	275	203,393
6.25%, 02/28/57 (Call 02/28/27), (3-mo. LIBOR US + 3.899%)(a)	485	349,631
6.38%, 03/30/62 (Call 03/30/27), (5-year CMT + 3.999%)(a)(c)	720	526,832
6.88%, 04/30/36	752	646,622
7.88%, 07/30/30	676	665,461
Radiate Holdco LLC/Radiate Finance Inc.
4.50%, 09/15/26 (Call 12/01/23)(b)	640	490,676
6.50%, 09/15/28 (Call 12/01/23)(b)	743	367,762
Scripps Escrow II Inc.
3.88%, 01/15/29 (Call 01/15/24)(b)	385	292,039
5.38%, 01/15/31 (Call 01/15/26)(b)(c)	295	182,892
Scripps Escrow Inc., 5.88%, 07/15/27 (Call 12/01/23)(b)	330	246,770
Sinclair Television Group Inc.
4.13%, 12/01/30 (Call 12/01/25)(b)	545	342,289
5.13%, 02/15/27 (Call 11/16/23)(b)(c)	205	162,250
5.50%, 03/01/30 (Call 12/01/24)(b)(c)	350	189,888
Sirius XM Radio Inc.
3.13%, 09/01/26 (Call 12/01/23)(b)	750	673,096
3.88%, 09/01/31 (Call 09/01/26)(b)(c)	1,195	898,996
4.00%, 07/15/28 (Call 07/15/24)(b)	1,480	1,258,166
4.13%, 07/01/30 (Call 07/01/25)(b)	1,197	950,310
5.00%, 08/01/27 (Call 12/01/23)(b)	1,190	1,092,628
5.50%, 07/01/29 (Call 07/01/24)(b)	919	814,566
Sky Group Finance Ltd., 6.50%, 10/15/35(b)	845	854,033
Spanish Broadcasting System Inc., 9.75%, 03/01/26 (Call 11/13/23)(b)	230	142,668
TCI Communications Inc.
7.13%, 02/15/28	720	757,603
7.88%, 02/15/26	804	839,505
TEGNA Inc.
4.63%, 03/15/28 (Call 12/01/23)	724	627,106
4.75%, 03/15/26 (Call 12/01/23)(b)	420	393,889
5.00%, 09/15/29 (Call 09/15/24)	795	667,518
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28 (Call 11/13/23)(b)	800	704,711
Thomson Reuters Corp.
3.35%, 05/15/26 (Call 02/15/26)	703	660,021
5.50%, 08/15/35	689	635,565
5.65%, 11/23/43 (Call 05/23/43)(c)	505	429,812
5.85%, 04/15/40	335	300,608
Time Warner Cable Enterprises LLC, 8.38%, 07/15/33	733	763,287
Time Warner Cable LLC
4.50%, 09/15/42 (Call 03/15/42)	891	585,289
5.50%, 09/01/41 (Call 03/01/41)	948	710,409

Security	Par (000)	Value

Media (continued)
5.88%, 11/15/40 (Call 05/15/40)	$1,024	$807,853
6.55%, 05/01/37	1,195	1,050,083
6.75%, 06/15/39	1,054	919,037
7.30%, 07/01/38	730	681,671
Townsquare Media Inc., 6.88%, 02/01/26 (Call 12/01/23)(b)(c)	375	348,957
TWDC Enterprises 18 Corp.
1.85%, 07/30/26	1,268	1,152,798
2.95%, 06/15/27	536	494,686
3.00%, 02/13/26	439	414,303
3.00%, 07/30/46	610	366,537
3.15%, 09/17/25	947	906,645
3.70%, 12/01/42	485	346,954
4.13%, 06/01/44	863	647,544
4.38%, 08/16/41	432	340,016
Series B, 7.00%, 03/01/32	178	189,823
Series E, 4.13%, 12/01/41	622	473,853
Univision Communications Inc.
4.50%, 05/01/29 (Call 05/01/24)(b)	770	612,243
5.13%, 02/15/25 (Call 11/13/23)(b)	751	733,727
6.63%, 06/01/27 (Call 11/13/23)(b)	1,111	1,014,794
7.38%, 06/30/30 (Call 06/30/25)(b)	670	590,822
8.00%, 08/15/28 (Call 08/15/25)(b)(c)	400	378,411
UPC Broadband Finco BV, 4.88%, 07/15/31 (Call 07/15/26)(b)	960	762,203
UPC Holding BV, 5.50%, 01/15/28 (Call 11/13/23)(b)	345	301,502
Urban One Inc., 7.38%, 02/01/28 (Call 02/01/24)(b)	545	452,874
Videotron Ltd.
3.63%, 06/15/29 (Call 06/15/24)(b)(c)	370	312,199
5.13%, 04/15/27 (Call 12/01/23)(b)	436	410,737
Virgin Media Finance PLC, 5.00%, 07/15/30 (Call 07/15/25)(b)	670	526,792
Virgin Media Secured Finance PLC
4.50%, 08/15/30 (Call 08/15/25)(b)	800	659,370
5.50%, 05/15/29 (Call 05/15/24)(b)	1,046	926,108
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28 (Call 12/01/23)(b)	375	318,982
VZ Secured Financing BV, 5.00%, 01/15/32 (Call 01/15/27)(b)	1,295	984,053
Walt Disney Co. (The)
1.75%, 01/13/26	1,477	1,363,656
2.00%, 09/01/29 (Call 06/01/29)	1,767	1,447,984
2.20%, 01/13/28	828	728,820
2.65%, 01/13/31	1,751	1,420,631
2.75%, 09/01/49 (Call 03/01/49)	1,680	939,413
3.35%, 03/24/25	842	815,718
3.38%, 11/15/26 (Call 08/15/26)	571	536,125
3.50%, 05/13/40 (Call 11/13/39)	1,529	1,098,837
3.60%, 01/13/51 (Call 07/13/50)	1,477	975,853
3.70%, 10/15/25 (Call 07/15/25)	1,029	994,699
3.70%, 03/23/27	630	596,781
3.80%, 03/22/30	1,115	993,750
3.80%, 05/13/60 (Call 11/13/59)	275	179,273
4.63%, 03/23/40 (Call 09/23/39)	665	558,811
4.70%, 03/23/50 (Call 09/23/49)(c)	1,020	825,407
4.75%, 09/15/44 (Call 03/15/44)	592	483,237
4.75%, 11/15/46 (Call 05/15/46)	367	295,855
4.95%, 10/15/45 (Call 04/15/45)	335	276,830
5.40%, 10/01/43	501	446,823
6.15%, 03/01/37	266	262,422

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
6.15%, 02/15/41	$617	$601,602
6.20%, 12/15/34	818	829,018
6.40%, 12/15/35	839	853,447
6.55%, 03/15/33	363	376,433
6.65%, 11/15/37	824	856,965
7.75%, 12/01/45	330	382,250
Warner Media LLC, 7.63%, 04/15/31	110	111,765
Ziggo Bond Co. BV
5.13%, 02/28/30 (Call 02/15/25)(b)	360	262,179
6.00%, 01/15/27 (Call 12/01/23)(b)	520	476,031
Ziggo BV, 4.88%, 01/15/30 (Call 10/15/24)(b)	705	563,835

		208,417,080

Metal Fabricate & Hardware — 0.0%
Advanced Drainage Systems Inc.
5.00%, 09/30/27 (Call 11/16/23)(b)	280	262,819
6.38%, 06/15/30 (Call 07/15/25)(b)	381	361,042
Park-Ohio Industries Inc., 6.63%, 04/15/27 (Call 12/01/23)(c)	255	220,950
Precision Castparts Corp.
3.25%, 06/15/25 (Call 03/15/25)	861	830,387
3.90%, 01/15/43 (Call 07/15/42)	75	55,853
4.38%, 06/15/45 (Call 12/15/44)	255	196,951
Roller Bearing Co of America Inc., 4.38%, 10/15/29 (Call 10/15/24)(b)	380	322,499
Timken Co. (The)
4.13%, 04/01/32 (Call 01/01/32)	385	321,206
4.50%, 12/15/28 (Call 09/15/28)	144	132,840
Valmont Industries Inc.
5.00%, 10/01/44 (Call 04/01/44)	139	107,348
5.25%, 10/01/54 (Call 04/01/54)	215	163,019
Worthington Industries Inc., 4.30%, 08/01/32 (Call 05/01/32)	150	114,300

		3,089,214

Mining — 0.4%
Alcoa Nederland Holding BV
4.13%, 03/31/29 (Call 03/31/24)(b)(c)	480	418,171
5.50%, 12/15/27 (Call 12/01/23)(b)	890	844,212
6.13%, 05/15/28 (Call 12/01/23)(b)	422	404,556
Anglo American Capital PLC
2.25%, 03/17/28(d)	400	338,512
2.63%, 09/10/30 (Call 06/10/30)(d)	560	438,216
2.88%, 03/17/31 (Call 12/17/30)(d)	400	310,120
3.88%, 03/16/29 (Call 01/16/29)(d)	400	354,070
3.95%, 09/10/50(d)	400	259,048
4.00%, 09/11/27(b)	653	605,026
4.50%, 03/15/28 (Call 12/15/27)(b)	645	601,237
4.75%, 04/10/27(b)	615	586,521
4.75%, 03/16/52 (Call 09/16/51)(d)	600	430,785
4.88%, 05/14/25(b)	200	196,114
5.50%, 05/02/33(d)	555	504,106
5.63%, 04/01/30(d)	700	662,413
AngloGold Ashanti Holdings PLC
3.38%, 11/01/28 (Call 09/01/28)	715	591,259
3.75%, 10/01/30 (Call 07/01/30)	529	414,485
6.50%, 04/15/40	200	174,168
Antofagasta PLC
2.38%, 10/14/30(d)	600	452,808
5.63%, 05/13/32 (Call 02/13/32)(d)	200	184,865
Arsenal AIC Parent LLC, 8.00%, 10/01/30 (Call 10/01/26)(b)	510	503,595
Barrick Gold Corp., 6.45%, 10/15/35	85	84,146

Security	Par (000)	Value

Mining (continued)
Barrick International Barbados Corp., 6.35%, 10/15/36(b)	$430	$421,316
Barrick North America Finance LLC
5.70%, 05/30/41	472	432,905
5.75%, 05/01/43	691	635,689
Barrick PD Australia Finance Pty Ltd., 5.95%, 10/15/39	900	842,272
BHP Billiton Finance USA Ltd.
4.13%, 02/24/42	595	464,971
4.75%, 02/28/28 (Call 01/28/28)	535	516,197
4.88%, 02/27/26	594	584,628
4.90%, 02/28/33 (Call 11/28/32)	565	522,281
5.00%, 09/30/43	1,859	1,603,339
5.10%, 09/08/28 (Call 08/08/28)	875	853,151
5.25%, 09/08/26	830	822,590
5.25%, 09/08/30 (Call 07/08/30)	1,030	990,852
5.25%, 09/08/33 (Call 06/08/33)	875	821,965
5.50%, 09/08/53 (Call 03/08/53)	260	236,198
6.42%, 03/01/26	495	502,678
Century Aluminum Co., 7.50%, 04/01/28 (Call 04/01/24)(b)(c)	180	171,130
Chalco Hong Kong Investment Co. Ltd., 2.10%, 07/28/26 (Call 06/28/26)(d)	600	544,166
Chinalco Capital Holding Co., 2.95%, 02/24/27 (Call 01/24/27)(d)	400	365,220
Chinalco Capital Holdings Ltd., 2.13%, 06/03/26 (Call 05/03/26)(d)	1,000	912,385
Cia. De Minas Buenaventur Co., 5.50%, 07/23/26 (Call 11/30/23)(d)	400	348,013
Coeur Mining Inc., 5.13%, 02/15/29 (Call 02/15/24)(b)(c)	270	224,958
Compass Minerals International Inc., 6.75%, 12/01/27 (Call 11/13/23)(b)	390	367,457
Constellium SE
3.75%, 04/15/29 (Call 04/15/24)(b)	350	287,906
5.63%, 06/15/28 (Call 11/13/23)(b)	265	242,389
5.88%, 02/15/26 (Call 12/01/23)(b)	200	192,980
Corp. Nacional del Cobre de Chile
3.00%, 09/30/29 (Call 06/30/29)(d)	1,000	831,426
3.15%, 01/14/30 (Call 10/14/29)(d)	1,000	824,327
3.15%, 01/15/51 (Call 07/15/50)(d)	600	313,028
3.63%, 08/01/27 (Call 05/01/27)(d)	1,000	913,519
3.70%, 01/30/50 (Call 07/30/49)(d)	2,229	1,301,729
3.75%, 01/15/31 (Call 10/15/30)(d)	600	497,618
4.25%, 07/17/42(b)	600	415,852
4.38%, 02/05/49 (Call 08/05/48)(d)	800	538,721
4.50%, 09/16/25(d)	400	387,710
4.50%, 08/01/47 (Call 02/01/47)(d)	1,250	857,988
4.88%, 11/04/44(d)	800	588,145
5.13%, 02/02/33 (Call 11/02/32)(d)	400	352,637
5.63%, 09/21/35(b)	200	179,435
5.63%, 10/18/43(d)	800	661,426
5.95%, 01/08/34 (Call 10/08/33)(b)	400	370,626
6.15%, 10/24/36(b)(c)	400	367,352
6.30%, 09/08/53 (Call 03/08/53)(b)	400	344,531
Eldorado Gold Corp., 6.25%, 09/01/29	375	321,720
Endeavour Mining PLC, 5.00%, 10/14/26 (Call 11/30/23)(d)	400	351,414
First Quantum Minerals Ltd.
6.88%, 03/01/26 (Call 11/10/23)(d)	800	703,006
6.88%, 10/15/27 (Call 11/10/23)(d)	1,025	873,818
7.50%, 04/01/25 (Call 11/10/23)(d)	738	693,062
8.63%, 06/01/31(d)	1,000	844,754

106	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mining (continued)
FMG Resources August 2006 Pty Ltd.
4.38%, 04/01/31 (Call 01/01/31)(b)	$1,100	$886,645
4.50%, 09/15/27 (Call 06/15/27)(b)	455	409,351
FMG Resources August Pty. Ltd.
5.88%, 04/15/30 (Call 01/15/30)(b)	525	470,536
6.13%, 04/15/32 (Call 01/15/32)(b)	590	521,179
Freeport Indonesia PT
4.76%, 04/14/27 (Call 03/14/27)(d)	600	568,659
5.32%, 04/14/32 (Call 01/01/32)(d)	1,000	887,001
6.20%, 04/14/52 (Call 10/14/51)(d)	600	488,881
Freeport-McMoRan Inc.
4.13%, 03/01/28 (Call 12/01/23)	405	367,920
4.25%, 03/01/30 (Call 03/01/25)	425	368,659
4.38%, 08/01/28 (Call 12/01/23)	421	381,964
4.55%, 11/14/24 (Call 08/14/24)	1,155	1,134,032
4.63%, 08/01/30 (Call 08/01/25)(c)	540	476,845
5.00%, 09/01/27 (Call 12/01/23)	445	421,530
5.25%, 09/01/29 (Call 09/01/24)	415	390,823
5.40%, 11/14/34 (Call 05/14/34)	530	467,971
5.45%, 03/15/43 (Call 09/15/42)	1,160	953,589
Fresnillo PLC, 4.25%, 10/02/50 (Call 04/02/50)(d)	800	529,181
Glencore Finance Canada Ltd.
5.55%, 10/25/42(b)	330	273,859
6.00%, 11/15/41(b)	273	241,703
6.90%, 11/15/37(b)	395	387,504
Glencore Funding LLC
1.63%, 09/01/25 (Call 08/01/25)(b)	538	496,945
1.63%, 04/27/26 (Call 03/27/26)(b)	345	310,466
2.50%, 09/01/30 (Call 06/01/30)(b)(c)	617	479,239
2.63%, 09/23/31 (Call 06/23/31)(b)	505	380,327
2.85%, 04/27/31 (Call 01/27/31)(b)	165	128,070
3.38%, 09/23/51 (Call 03/23/51)(b)	310	177,676
3.88%, 10/27/27 (Call 07/27/27)(b)	485	445,211
3.88%, 04/27/51 (Call 10/27/50)(b)(c)	362	229,073
4.00%, 04/16/25(b)	493	478,593
4.00%, 03/27/27 (Call 12/27/26)(b)	903	842,701
4.88%, 03/12/29 (Call 12/12/28)(b)	1,105	1,033,122
5.40%, 05/08/28 (Call 04/08/28)(b)	420	406,084
5.70%, 05/08/33 (Call 02/08/33)(b)	480	444,989
6.13%, 10/06/28 (Call 09/06/28)(b)	375	371,640
6.38%, 10/06/30 (Call 08/06/30)(b)	375	367,783
6.50%, 10/06/33 (Call 07/06/33)(b)	375	366,762
Gold Fields Orogen Holdings BVI Ltd., 6.13%, 05/15/29 (Call 02/15/29)(d)	400	380,865
Hecla Mining Co., 7.25%, 02/15/28 (Call 11/16/23)	340	326,709
Hudbay Minerals Inc.
4.50%, 04/01/26 (Call 11/10/23)(d)	480	446,020
6.13%, 04/01/29 (Call 04/01/24)(d)	415	372,848
Indonesia Asahan Aluminium Persero PT
4.75%, 05/15/25 (Call 04/15/25)(d)	600	586,775
5.45%, 05/15/30 (Call 02/15/30)(d)	1,000	923,962
5.80%, 05/15/50 (Call 11/15/49)(d)	400	314,463
Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT, 6.53%, 11/15/28(d)	500	497,187
Industrias Penoles SAB de CV
4.15%, 09/12/29 (Call 06/12/29)(d)	400	350,365
4.75%, 08/06/50 (Call 02/06/50)(d)	400	277,383
5.65%, 09/12/49 (Call 03/12/49)(d)	400	315,226

Security	Par (000)	Value

Mining (continued)
JW Aluminum Continuous Cast Co., 10.25%, 06/01/26 (Call 11/16/23)(b)	$220	$218,991
Kaiser Aluminum Corp.
4.50%, 06/01/31 (Call 06/01/26)(b)(c)	405	299,249
4.63%, 03/01/28 (Call 12/01/23)(b)	355	295,975
Kinross Gold Corp.
4.50%, 07/15/27 (Call 04/15/27)	722	680,793
6.25%, 07/15/33 (Call 04/15/33)(b)	670	638,074
Minera Mexico SA de CV, 4.50%, 01/26/50 (Call 07/26/49)(d)	800	537,431
Minmetals Bounteous Finance BVI Ltd.
4.20%, 07/27/26(d)	800	767,516
4.75%, 07/30/25(d)	200	196,185
Minsur SA, 4.50%, 10/28/31(d)	400	325,086
New Gold Inc., 7.50%, 07/15/27 (Call 12/01/23)(b)(c)	310	291,843
Newcastle Coal Infrastructure Group Pty Ltd.
4.40%, 09/29/27 (Call 06/29/27)(b)	448	403,274
4.70%, 05/12/31 (Call 02/12/31)(b)	569	456,054
Newcrest Finance Pty Ltd.
3.25%, 05/13/30 (Call 02/13/30)(b)	762	639,345
4.20%, 05/13/50 (Call 11/13/49)(b)	356	254,543
5.75%, 11/15/41(b)	400	358,703
Newmont Corp.
2.25%, 10/01/30 (Call 07/01/30)	795	621,858
2.60%, 07/15/32 (Call 04/15/32)	390	298,322
2.80%, 10/01/29 (Call 07/01/29)	530	444,317
4.88%, 03/15/42 (Call 09/15/41)	676	556,199
5.45%, 06/09/44 (Call 12/09/43)	365	314,587
5.88%, 04/01/35	286	275,775
6.25%, 10/01/39	647	624,489
Nexa Resources SA
5.38%, 05/04/27 (Call 02/04/27)(d)	600	550,625
6.50%, 01/18/28 (Call 10/18/27)(d)	400	375,166
Northern Star Resources Ltd., 6.13%, 04/11/33 (Call 01/11/33)(b)	670	610,814
Novelis Corp.
3.25%, 11/15/26 (Call 12/01/23)(b)	545	485,775
3.88%, 08/15/31 (Call 08/15/26)(b)	530	414,339
4.75%, 01/30/30 (Call 01/30/25)(b)	1,175	1,000,223
Perenti Finance Pty Ltd., 6.50%, 10/07/25 (Call 12/01/23)(b)	315	307,706
Rio Tinto Alcan Inc.
5.75%, 06/01/35	192	182,046
6.13%, 12/15/33	316	315,240
7.25%, 03/15/31	75	80,146
Rio Tinto Finance USA Ltd.
2.75%, 11/02/51 (Call 05/02/51)	830	462,027
5.20%, 11/02/40	686	614,479
7.13%, 07/15/28	610	646,460
Rio Tinto Finance USA PLC
4.13%, 08/21/42 (Call 02/21/42)	496	381,397
4.75%, 03/22/42 (Call 09/22/41)	223	188,780
5.00%, 03/09/33 (Call 12/09/32)(c)	465	435,497
5.13%, 03/09/53 (Call 09/09/52)	1,090	938,591
SDG Finance Ltd., 2.80%, 08/25/26 (Call 05/25/26)(d)	600	537,724
South32 Treasury Ltd., 4.35%, 04/14/32 (Call 01/14/32)(b)	205	167,910
Southern Copper Corp.
3.88%, 04/23/25	513	496,031
5.25%, 11/08/42	778	646,867

S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mining (continued)
5.88%, 04/23/45	$1,186	$1,056,163
6.75%, 04/16/40	838	827,191
7.50%, 07/27/35	625	660,410
Stillwater Mining Co.
4.00%, 11/16/26 (Call 11/30/23)(d)	400	344,176
4.50%, 11/16/29 (Call 11/16/25)(d)	400	305,239
Taseko Mines Ltd., 7.00%, 02/15/26 (Call 12/01/23)(b)(c)	320	291,837
Vedanta Resources Finance II PLC
8.95%, 03/11/25 (Call 09/11/24)(d)	1,000	732,184
9.25%, 04/23/26 (Call 11/30/23)(c)(d)	200	118,053
WE Soda Investments Holding PLC, 9.50%, 10/06/28 (Call 10/06/25)(b)	200	199,651
Yamana Gold Inc., 2.63%, 08/15/31 (Call 05/15/31)	315	238,858

		83,288,443

Multi-National — 0.2%
African Development Bank, 4.38%, 03/14/28	1,039	1,013,091
Arab Petroleum Investments Corp., 1.46%, 06/30/25(d)	208	192,701
Asian Development Bank
3.75%, 04/25/28	2,045	1,943,525
3.88%, 06/14/33	9,720	8,842,609
4.00%, 01/12/33	975	898,456
4.25%, 01/09/26	435	427,233
4.50%, 08/25/28	560	548,372
4.63%, 06/13/25	920	910,817
Asian Infrastructure Investment Bank (The)
3.75%, 09/14/27	100	95,712
4.00%, 01/18/28	345	330,169
4.88%, 09/14/26	795	790,609
Corp. Andina de Fomento
1.63%, 09/23/25(c)	795	735,167
2.25%, 02/08/27	410	366,677
Council Of Europe Development Bank, 3.75%, 05/25/26	355	343,688
European Investment Bank
3.63%, 07/15/30	15	13,818
3.88%, 03/15/28	2,295	2,198,695
Inter-American Development Bank
3.50%, 04/12/33	10,265	9,060,323
4.00%, 01/12/28	2,005	1,928,816
4.50%, 05/15/26(c)	295	291,041
4.50%, 09/13/33	430	410,026
Inter-American Investment Corp., 2.63%, 04/22/25	800	767,732
International Bank for Reconstruction & Development
0.60%, 02/18/26	55	49,314
3.50%, 07/12/28	500	469,397
3.88%, 02/14/30	1,185	1,110,098
4.00%, 07/25/30	600	563,887
4.50%, 06/26/28 (Call 06/26/26)	9,995	9,729,417
4.63%, 08/01/28	495	487,462
International Development Association, 0.88%, 04/28/26(b)	35	31,510
International Finance Facility for Immunisation Co.
1.00%, 04/21/26(d)	41	36,934
4.75%, 11/03/25(d)	5	4,943
New Development Bank (The), 1.13%, 04/27/26(d)	200	177,612

Security	Par (000)	Value

Multi-National (continued)
Nordic Investment Bank, 5.00%, 10/15/25	$110	$109,730

		44,879,581

Office & Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.
2.67%, 12/01/26 (Call 11/01/26)	945	846,715
3.25%, 02/15/29 (Call 12/01/23)	606	514,315
3.28%, 12/01/28 (Call 10/01/28)	530	453,923
3.57%, 12/01/31 (Call 09/01/31)	595	479,061
4.13%, 05/01/25 (Call 12/01/23)	823	794,751
4.25%, 04/01/28 (Call 12/01/23)	570	518,077
5.50%, 12/01/24 (Call 06/01/24)	1,306	1,293,371
Pitney Bowes Inc.
6.88%, 03/15/27 (Call 03/15/24)(b)(c)	285	235,728
7.25%, 03/15/29 (Call 03/15/24)(b)	285	215,203
Xerox Corp.
4.80%, 03/01/35	185	113,657
6.75%, 12/15/39	286	186,214
Xerox Holdings Corp.
5.00%, 08/15/25 (Call 07/15/25)(b)	515	473,761
5.50%, 08/15/28 (Call 07/15/28)(b)	540	417,262

		6,542,038

Office Furnishings — 0.0%
Interface Inc., 5.50%, 12/01/28 (Call 12/01/23)(b)(c)	220	184,530
Steelcase Inc., 5.13%, 01/18/29 (Call 10/18/28)	346	304,819

		489,349

Oil & Gas — 1.7%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26 (Call 12/01/23)(b)	545	541,444
Aker BP ASA
3.75%, 01/15/30 (Call 10/15/29)(b)	447	381,318
4.00%, 01/15/31 (Call 10/15/30)(b)	195	164,490
6.00%, 06/13/33 (Call 03/13/33)(b)	500	470,798
AKER BP ASA, 5.60%, 06/13/28 (Call 05/13/28)(b)	460	446,676
Antero Resources Corp.
5.38%, 03/01/30 (Call 03/01/25)(b)	440	401,811
7.63%, 02/01/29 (Call 02/01/24)(b)	298	302,071
Apache Corp.
4.25%, 01/15/30 (Call 10/15/29)(c)	470	411,311
4.38%, 10/15/28 (Call 07/15/28)	330	294,658
4.75%, 04/15/43 (Call 10/15/42)	395	277,935
5.10%, 09/01/40 (Call 03/01/40)	896	696,975
5.25%, 02/01/42 (Call 08/01/41)	366	277,785
5.35%, 07/01/49 (Call 01/01/49)	345	250,636
6.00%, 01/15/37	560	495,944
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
5.88%, 06/30/29 (Call 09/01/24)(b)	310	273,493
7.00%, 11/01/26 (Call 12/01/23)(b)	440	425,213
8.25%, 12/31/28 (Call 02/01/24)(b)	390	387,308
9.00%, 11/01/27 (Call 11/01/26)(b)	250	316,004
Athabasca Oil Corp., 9.75%, 11/01/26 (Call 11/01/24)(b)	152	157,505
Baytex Energy Corp.
8.50%, 04/30/30 (Call 04/30/26)(b)	590	585,086
8.75%, 04/01/27 (Call 12/01/23)(b)	365	368,371
Berry Petroleum Co. LLC, 7.00%, 02/15/26 (Call 12/01/23)(b)	305	292,805
BG Energy Capital PLC, 5.13%, 10/15/41(b)	1,010	840,537

108	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Bharat Petroleum Corp. Ltd., 4.00%, 05/08/25(d)	$600	$582,080
BP Capital Markets America Inc.
1.75%, 08/10/30 (Call 05/10/30)	950	735,810
2.72%, 01/12/32 (Call 10/12/31)	765	607,152
2.77%, 11/10/50 (Call 05/10/50)	1,533	855,715
2.94%, 06/04/51 (Call 12/04/50)	2,033	1,172,223
3.00%, 02/24/50 (Call 08/24/49)	1,566	924,894
3.00%, 03/17/52 (Call 09/17/51)	680	395,634
3.02%, 01/16/27 (Call 10/16/26)	770	711,056
3.06%, 06/17/41 (Call 12/17/40)	815	540,229
3.12%, 05/04/26 (Call 02/04/26)	796	751,367
3.38%, 02/08/61 (Call 08/08/60)	1,518	905,245
3.41%, 02/11/26 (Call 12/11/25)	730	695,896
3.54%, 04/06/27 (Call 02/06/27)	508	475,994
3.59%, 04/14/27 (Call 01/14/27)	554	519,455
3.63%, 04/06/30 (Call 01/06/30)	917	809,781
3.80%, 09/21/25 (Call 07/21/25)	790	767,332
3.94%, 09/21/28 (Call 06/21/28)	970	901,242
4.23%, 11/06/28 (Call 08/06/28)	1,577	1,481,027
4.81%, 02/13/33 (Call 11/13/32)	1,290	1,178,949
4.89%, 09/11/33 (Call 06/11/33)	805	737,262
BP Capital Markets PLC
3.28%, 09/19/27 (Call 06/19/27)	1,203	1,109,738
3.72%, 11/28/28 (Call 08/28/28)	632	579,157
BPRL International Singapore Pte Ltd., 4.38%, 01/18/27(d)	200	188,286
Burlington Resources LLC
5.95%, 10/15/36	10	9,892
7.20%, 08/15/31	130	139,824
7.40%, 12/01/31	117	127,582
California Resources Corp., 7.13%, 02/01/26 (Call 12/01/23)(b)	455	456,680
Callon Petroleum Co.
6.38%, 07/01/26 (Call 12/01/23)	250	243,823
7.50%, 06/15/30 (Call 06/15/25)(b)(c)	470	455,267
8.00%, 08/01/28 (Call 08/01/24)(b)	475	470,847
Calumet Specialty Products Partners LP/Calumet Finance Corp.
8.13%, 01/15/27 (Call 01/15/24)(b)	235	219,470
9.75%, 07/15/28 (Call 07/15/25)(b)(c)	245	229,272
11.00%, 04/15/25 (Call 12/01/23)(b)	305	306,376
Canacol Energy Ltd., 5.75%, 11/24/28 (Call 11/24/24)(d)	400	288,171
Canadian Natural Resources Ltd.
2.05%, 07/15/25 (Call 06/15/25)	583	544,544
2.95%, 07/15/30 (Call 04/15/30)	537	437,791
3.85%, 06/01/27 (Call 03/01/27)	855	793,010
3.90%, 02/01/25 (Call 11/01/24)	510	495,729
4.95%, 06/01/47 (Call 12/01/46)	630	494,038
5.85%, 02/01/35	266	244,937
6.25%, 03/15/38	755	705,645
6.45%, 06/30/33	250	243,611
6.50%, 02/15/37	405	385,469
6.75%, 02/01/39	399	385,785
7.20%, 01/15/32	345	356,171
Cenovus Energy Inc.
2.65%, 01/15/32 (Call 10/15/31)	265	200,847
3.75%, 02/15/52 (Call 08/15/51)	859	538,238
4.25%, 04/15/27 (Call 01/15/27)	360	339,475
5.25%, 06/15/37 (Call 12/15/36)	190	162,672
5.40%, 06/15/47 (Call 12/15/46)	410	337,139

Security	Par (000)	Value

Oil & Gas (continued)
6.75%, 11/15/39	$269	$260,283
Centennial Resource Production LLC, 6.88%, 04/01/27 (Call 12/01/23)(b)	250	245,016
Chesapeake Energy Corp.
5.50%, 02/01/26 (Call 12/01/23)(b)	395	383,538
5.88%, 02/01/29 (Call 02/05/24)(b)	360	339,033
6.75%, 04/15/29 (Call 04/15/24)(b)	715	700,665
Chevron Corp.
1.55%, 05/11/25 (Call 04/11/25)	1,045	986,134
2.00%, 05/11/27 (Call 03/11/27)	1,055	943,702
2.24%, 05/11/30 (Call 02/11/30)	1,331	1,090,500
2.95%, 05/16/26 (Call 02/16/26)	1,337	1,263,985
3.08%, 05/11/50 (Call 11/11/49)	940	590,082
3.33%, 11/17/25 (Call 08/17/25)	620	595,604
Chevron USA Inc.
0.69%, 08/12/25 (Call 07/12/25)	1,470	1,354,120
1.02%, 08/12/27 (Call 06/12/27)	600	514,115
2.34%, 08/12/50 (Call 02/12/50)	1,168	618,812
3.25%, 10/15/29 (Call 07/15/29)	628	557,647
3.85%, 01/15/28 (Call 10/15/27)	624	590,426
3.90%, 11/15/24 (Call 08/15/24)	350	343,956
5.25%, 11/15/43 (Call 05/15/43)	180	161,600
6.00%, 03/01/41 (Call 09/01/40)	60	60,257
Civitas Resources Inc.
5.00%, 10/15/26 (Call 12/01/23)(b)	316	295,536
8.38%, 07/01/28 (Call 07/01/25)(b)	1,030	1,037,393
8.63%, 11/01/30 (Call 11/01/26)(b)	700	712,475
8.75%, 07/01/31 (Call 07/01/26)(b)	1,030	1,040,022
CNOOC Finance 2003 Ltd., 5.50%, 05/21/33(b)	10	9,635
CNOOC Finance 2011 Ltd., 5.75%, 01/26/41(b)	400	375,551
CNOOC Finance 2013 Ltd.
2.88%, 09/30/29 (Call 06/30/29)	900	781,049
3.30%, 09/30/49 (Call 03/30/49)	400	245,228
4.25%, 05/09/43	400	305,176
CNOOC Finance 2014 ULC, 4.88%, 04/30/44	200	165,371
CNOOC Finance 2015 Australia Pty. Ltd.,
4.20%, 05/05/45	420	312,905
CNOOC Finance 2015 USA LLC
3.50%, 05/05/25	1,400	1,355,003
4.38%, 05/02/28	800	763,830
CNOOC Petroleum North America ULC
5.88%, 03/10/35	685	660,799
6.40%, 05/15/37	940	939,835
7.50%, 07/30/39	515	561,839
7.88%, 03/15/32	500	557,895
CNPC HK Overseas Capital Ltd., 5.95%, 04/28/41(b)	200	194,265
CNX Resources Corp.
6.00%, 01/15/29 (Call 01/15/24)(b)	380	348,923
7.25%, 03/14/27 (Call 12/01/23)(b)	258	254,070
7.38%, 01/15/31 (Call 01/15/26)(b)	385	369,425
Colgate Energy Partners III LLC, 5.88%, 07/01/29 (Call 07/01/24)(b)	510	475,927
Comstock Resources Inc.
5.88%, 01/15/30 (Call 01/15/25)(b)	735	628,414
6.75%, 03/01/29 (Call 03/01/24)(b)	900	819,805
Conoco Funding Co., 7.25%, 10/15/31	10	10,781
ConocoPhillips Co.
2.40%, 03/07/25 (Call 11/13/23)	27	25,866
3.76%, 03/15/42 (Call 09/15/41)	2,074	1,505,090
3.80%, 03/15/52 (Call 09/15/51)	480	327,188
4.03%, 03/15/62 (Call 09/15/61)	1,881	1,276,205

S C H E D U L E O F I N V E S T M E N T S	109

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
4.30%, 11/15/44 (Call 05/15/44)	$743	$571,267
5.05%, 09/15/33 (Call 06/15/33)	520	484,630
5.30%, 05/15/53 (Call 11/15/52)	590	509,443
5.55%, 03/15/54 (Call 09/15/53)	410	367,077
5.70%, 09/15/63 (Call 03/15/63)	375	338,121
5.90%, 10/15/32	875	881,032
5.90%, 05/15/38	225	217,988
5.95%, 03/15/46 (Call 09/15/45)	110	103,600
6.50%, 02/01/39	265	273,940
6.95%, 04/15/29	605	645,343
Continental Resources Inc./OK
2.27%, 11/15/26 (Call 12/01/23)(b)	915	811,409
2.88%, 04/01/32 (Call 01/01/32)(b)	495	366,265
4.38%, 01/15/28 (Call 10/15/27)	919	846,661
4.90%, 06/01/44 (Call 12/01/43)	689	487,208
5.75%, 01/15/31 (Call 07/15/30)(b)	1,185	1,099,331
Cosan Luxembourg SA, 7.50%, 06/27/30 (Call 06/27/26)(d)	400	390,218
Cosan SA, 5.50%, 09/20/29 (Call 09/20/24)(d)	600	537,092
Coterra Energy Inc.
3.90%, 05/15/27 (Call 02/15/27)	795	741,110
4.38%, 03/15/29 (Call 12/15/28)	397	363,433
Crescent Energy Finance LLC, 9.25%, 02/15/28 (Call 02/15/25)(b)	625	633,816
CrownRock LP/CrownRock Finance Inc.
5.00%, 05/01/29 (Call 05/01/24)(b)	295	277,942
5.63%, 10/15/25 (Call 12/01/23)(b)	871	862,772
CVR Energy Inc.
5.25%, 02/15/25 (Call 11/16/23)(b)	475	465,454
5.75%, 02/15/28 (Call 11/16/23)(b)	300	269,335
Devon Energy Corp.
4.50%, 01/15/30 (Call 01/15/25)	701	624,084
4.75%, 05/15/42 (Call 11/15/41)	603	459,980
5.00%, 06/15/45 (Call 12/15/44)	610	471,190
5.25%, 10/15/27 (Call 11/13/23)	867	838,399
5.60%, 07/15/41 (Call 01/15/41)	957	812,460
5.85%, 12/15/25 (Call 09/15/25)	744	739,193
5.88%, 06/15/28 (Call 11/13/23)	304	299,628
7.88%, 09/30/31	94	100,535
7.95%, 04/15/32	260	281,530
Diamond Foreign Asset Co./Diamond Finance LLC, 8.50%, 10/01/30 (Call 10/01/26)(b)	405	394,238
Diamondback Energy Inc.
3.13%, 03/24/31 (Call 12/24/30)	558	457,293
3.25%, 12/01/26 (Call 10/01/26)	1,028	958,167
3.50%, 12/01/29 (Call 09/01/29)	914	800,015
4.25%, 03/15/52 (Call 09/15/51)	637	437,303
4.40%, 03/24/51 (Call 09/24/50)	623	443,636
6.25%, 03/15/33 (Call 12/15/32)	820	809,240
6.25%, 03/15/53 (Call 09/15/52)	530	490,549
Earthstone Energy Holdings LLC
8.00%, 04/15/27 (Call 04/15/24)(b)	405	410,504
9.88%, 07/15/31 (Call 07/15/26)(b)	365	393,558
Ecopetrol SA
4.13%, 01/16/25	750	724,129
4.63%, 11/02/31 (Call 08/02/31)	950	712,500
5.38%, 06/26/26 (Call 03/26/26)	1,140	1,091,407
5.88%, 05/28/45	1,100	716,932
5.88%, 11/02/51 (Call 05/02/51)	950	594,688
6.88%, 04/29/30 (Call 01/29/30)	1,500	1,350,230
7.38%, 09/18/43	840	670,075

Security	Par (000)	Value

Oil & Gas (continued)
8.63%, 01/19/29 (Call 12/19/28)	$900	$898,306
8.88%, 01/13/33 (Call 10/13/32)	1,700	1,633,281
EDO Sukuk Ltd., 5.88%, 09/21/33(b)	650	623,971
Empresa Nacional del Petroleo
3.45%, 09/16/31 (Call 06/16/31)(d)	600	465,884
3.75%, 08/05/26 (Call 05/05/26)(d)	600	554,368
4.50%, 09/14/47 (Call 03/14/47)(d)	450	296,378
5.25%, 11/06/29 (Call 08/06/29)(d)	400	366,900
Encino Acquisition Partners Holdings LLC,
8.50%, 05/01/28 (Call 05/01/24)(b)	515	502,320
Endeavor Energy Resources LP/EER Finance Inc., 5.75%, 01/30/28 (Call 12/01/23)(b)	720	691,065
Energian Israel Finance Ltd.
4.88%, 03/30/26 (Call 12/30/25)(b)(d)	475	417,839
5.38%, 03/30/28 (Call 09/30/27)(b)(d)	500	408,881
5.88%, 03/30/31 (Call 09/30/30)(b)(d)	385	308,069
8.50%, 09/30/33(b)	570	497,015
Energy Ventures Gom LLC/EnVen Finance Corp., 11.75%, 04/15/26 (Call 04/15/24)(b)	185	191,697
Eni SpA
4.25%, 05/09/29 (Call 02/09/29)(b)	830	765,914
5.70%, 10/01/40(b)	465	384,850
Series X-R, 4.75%, 09/12/28(b)	1,015	962,576
Eni USA Inc., 7.30%, 11/15/27	788	823,472
EnQuest PLC, 11.63%, 11/01/27 (Call 11/01/24)(b)	200	188,277
EOG Resources Inc.
3.15%, 04/01/25 (Call 01/01/25)	453	436,726
3.90%, 04/01/35 (Call 10/01/34)	878	720,704
4.15%, 01/15/26 (Call 10/15/25)	945	915,331
4.38%, 04/15/30 (Call 01/15/30)	594	550,566
4.95%, 04/15/50 (Call 10/15/49)	642	540,358
EQT Corp.
3.13%, 05/15/26 (Call 12/01/23)(b)	557	515,477
3.63%, 05/15/31 (Call 05/15/30)(b)(c)	340	280,940
3.90%, 10/01/27 (Call 07/01/27)	1,250	1,149,093
5.00%, 01/15/29 (Call 07/15/28)	370	346,514
5.70%, 04/01/28 (Call 03/01/28)	193	187,719
6.13%, 02/01/25 (Call 01/01/25)	574	572,284
7.00%, 02/01/30 (Call 11/01/29)	570	576,552
Equinor ASA
1.75%, 01/22/26 (Call 12/22/25)	1,745	1,610,883
2.38%, 05/22/30 (Call 02/22/30)	1,906	1,569,364
2.88%, 04/06/25 (Call 03/06/25)	1,868	1,801,598
3.00%, 04/06/27 (Call 02/06/27)	646	596,445
3.13%, 04/06/30 (Call 01/06/30)	995	867,737
3.25%, 11/10/24	1,362	1,328,112
3.25%, 11/18/49 (Call 05/18/49)	1,076	683,496
3.63%, 09/10/28 (Call 06/10/28)	1,183	1,095,838
3.63%, 04/06/40 (Call 10/06/39)	315	233,847
3.70%, 04/06/50 (Call 10/06/49)	860	596,356
3.95%, 05/15/43	696	526,533
4.25%, 11/23/41	252	200,432
4.80%, 11/08/43	499	419,765
5.10%, 08/17/40	604	541,616
6.50%, 12/01/28(b)	475	496,020
7.25%, 09/23/27	324	342,328
Exxon Mobil Corp.
2.28%, 08/16/26 (Call 06/16/26)	976	901,600
2.44%, 08/16/29 (Call 05/16/29)	795	678,147
2.61%, 10/15/30 (Call 07/15/30)	1,467	1,217,850

110	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
2.71%, 03/06/25 (Call 12/06/24)	$1,674	$1,614,644
2.99%, 03/19/25 (Call 02/19/25)	1,829	1,769,534
3.00%, 08/16/39 (Call 02/16/39)	510	354,804
3.04%, 03/01/26 (Call 12/01/25)	1,227	1,165,552
3.10%, 08/16/49 (Call 02/16/49)	1,141	707,992
3.29%, 03/19/27 (Call 01/19/27)	1,055	990,901
3.45%, 04/15/51 (Call 10/15/50)	1,681	1,104,565
3.48%, 03/19/30 (Call 12/19/29)	1,876	1,664,282
3.57%, 03/06/45 (Call 09/06/44)	645	452,371
4.11%, 03/01/46 (Call 09/01/45)	1,935	1,475,849
4.23%, 03/19/40 (Call 09/19/39)	1,923	1,563,644
4.33%, 03/19/50 (Call 09/19/49)	2,122	1,646,329
FORESEA Holding SA, 7.50%, 06/15/30(b)	220	205,142
Geopark Ltd., 5.50%, 01/17/27 (Call 01/17/24)(d)	400	335,758
Global Marine Inc., 7.00%, 06/01/28	250	209,329
Greenfire Resources Ltd., 12.00%, 10/01/28 (Call 10/01/25)(b)	220	218,967
GS Caltex Corp.
1.63%, 07/27/25(d)	200	185,462
4.50%, 01/05/26	200	193,988
5.38%, 08/07/28(d)	200	193,578
Guara Norte Sarl, 5.20%, 06/15/34(d)	575	485,861
Gulfport Energy Corp., 8.00%, 05/17/26 (Call 05/17/24)	400	399,818
Harbour Energy PLC, 5.50%, 10/15/26 (Call 12/01/23)(b)	366	340,752
Helmerich & Payne Inc., 2.90%, 09/29/31 (Call 06/29/31)	350	268,792
Heritage Petroleum Co. Ltd., 9.00%, 08/12/29 (Call 05/12/25)(d)	400	414,961
Hess Corp.
4.30%, 04/01/27 (Call 01/01/27)	1,170	1,119,713
5.60%, 02/15/41	1,022	948,170
5.80%, 04/01/47 (Call 10/01/46)	500	471,993
6.00%, 01/15/40	572	551,535
7.13%, 03/15/33	450	484,972
7.30%, 08/15/31	325	351,770
7.88%, 10/01/29	279	306,344
HF Sinclair Corp.
4.50%, 10/01/30 (Call 07/01/30)	450	384,090
5.88%, 04/01/26 (Call 01/01/26)	731	720,927
Hilcorp Energy I LP/Hilcorp Finance Co.
5.75%, 02/01/29 (Call 02/01/24)(b)	455	409,766
6.00%, 04/15/30 (Call 04/15/25)(b)	360	319,762
6.00%, 02/01/31 (Call 02/01/26)(b)	455	398,717
6.25%, 11/01/28 (Call 12/01/23)(b)	450	420,749
6.25%, 04/15/32 (Call 05/15/27)(b)	375	327,335
Hindustan Petroleum Corp. Ltd., 4.00%, 07/12/27(d)	400	371,307
Independence Energy Finance LLC, 7.25%, 05/01/26 (Call 12/01/23)(b)	530	512,696
Ithaca Energy North Sea PLC, 9.00%, 07/15/26 (Call 12/01/23)(b)	460	442,200
KazMunayGas National Co. JSC
3.50%, 04/14/33 (Call 10/14/32)(d)	600	434,894
4.75%, 04/19/27(d)	800	747,148
5.38%, 04/24/30(d)	800	713,379
5.75%, 04/19/47(d)	1,200	886,051
6.38%, 10/24/48(d)	800	622,163
Korea National Oil Corp.
2.63%, 04/14/26(d)	600	559,597

Security	Par (000)	Value

Oil & Gas (continued)
3.25%, 10/01/25(d)	$400	$382,036
Kosmos Energy Ltd., 7.13%, 04/04/26 (Call 11/10/23)(d)	400	369,676
Kunlun Energy Co. Ltd., 3.75%, 05/13/25(d)	200	193,943
Laredo Petroleum Inc.
7.75%, 07/31/29 (Call 07/31/24)(b)(c)	220	198,354
9.50%, 01/15/25 (Call 12/01/23)	330	331,549
10.13%, 01/15/28 (Call 12/01/23)	565	566,631
Leviathan Bond Ltd.
6.13%, 06/30/25 (Call 03/30/25)(b)(d)	495	460,332
6.50%, 06/30/27 (Call 12/30/26)(b)(d)	400	352,735
6.75%, 06/30/30 (Call 12/30/29)(b)(d)	410	348,797
Lundin Energy Finance BV, 3.10%, 07/15/31 (Call 04/15/31)(b)	338	266,306
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26 (Call 11/13/23)(b)	336	321,231
Marathon Oil Corp.
4.40%, 07/15/27 (Call 04/15/27)	615	576,105
5.20%, 06/01/45 (Call 12/01/44)	496	382,863
6.60%, 10/01/37	835	797,188
6.80%, 03/15/32	302	304,444
Marathon Petroleum Corp.
3.80%, 04/01/28 (Call 01/01/28)	460	419,891
4.50%, 04/01/48 (Call 10/01/47)	577	414,220
4.70%, 05/01/25 (Call 04/01/25)	1,117	1,093,611
4.75%, 09/15/44 (Call 03/15/44)	700	530,249
5.00%, 09/15/54 (Call 03/15/54)	505	372,652
5.13%, 12/15/26 (Call 09/15/26)	631	617,416
6.50%, 03/01/41 (Call 09/01/40)	725	687,764
Matador Resources Co.
5.88%, 09/15/26 (Call 11/16/23)	516	498,236
6.88%, 04/15/28 (Call 04/15/25)(b)(c)	370	362,865
MC Brazil Downstream Trading SARL, 7.25%, 06/30/31(d)	1,159	824,345
Medco Bell Pte Ltd., 6.38%, 01/30/27 (Call 01/30/24)(d)	400	375,526
Medco Oak Tree Pte Ltd., 7.38%, 05/14/26 (Call 11/30/23)(d)	400	397,225
MEG Energy Corp.
5.88%, 02/01/29 (Call 02/01/24)(b)	440	411,597
7.13%, 02/01/27 (Call 12/01/23)(b)	335	337,679
Moss Creek Resources Holdings Inc.
7.50%, 01/15/26 (Call 12/01/23)(b)	495	473,627
10.50%, 05/15/27 (Call 12/01/23)(b)	330	326,278
Motiva Enterprises LLC, 6.85%, 01/15/40(b)	865	851,678
Murphy Oil Corp.
5.88%, 12/01/27 (Call 11/16/23)	380	365,689
5.88%, 12/01/42 (Call 06/01/42)	260	200,047
6.38%, 07/15/28 (Call 07/15/24)	335	324,449
7.05%, 05/01/29	225	221,190
Nabors Industries Inc.
5.75%, 02/01/25 (Call 11/01/24)	365	354,282
7.38%, 05/15/27 (Call 05/15/24)(b)	515	481,658
Nabors Industries Ltd.
7.25%, 01/15/26 (Call 12/01/23)(b)	415	388,836
7.50%, 01/15/28 (Call 12/01/23)(b)	315	277,803
NAK Naftogaz Ukraine via Kondor Finance PLC, 7.63%, 11/08/28(d)(j)(k)	400	194,693
Neptune Energy Bondco PLC, 6.63%, 05/15/25 (Call 12/01/23)(b)	670	664,484
Noble Finance II LLC, 8.00%, 04/15/30 (Call 04/15/26)(b)	450	451,545

S C H E D U L E O F I N V E S T M E N T S	111

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Nogaholding Sukuk Ltd.
5.25%, 04/08/29(d)	$400	$369,713
6.63%, 05/25/33(d)	400	390,847
Northern Oil and Gas Inc.
8.13%, 03/01/28 (Call 03/01/24)(b)	521	514,273
8.75%, 06/15/31 (Call 06/15/26)(b)	370	369,533
Oasis Petroleum Inc., 6.38%, 06/01/26 (Call 12/01/23)(b)	295	290,098
Occidental Petroleum Corp.
4.20%, 03/15/48 (Call 09/15/47)	298	202,458
4.40%, 04/15/46 (Call 10/15/45)	390	279,671
5.50%, 12/01/25 (Call 09/01/25)	550	544,039
5.55%, 03/15/26 (Call 12/15/25)	805	794,054
5.88%, 09/01/25 (Call 06/01/25)	670	667,730
6.13%, 01/01/31 (Call 07/01/30)	782	762,326
6.20%, 03/15/40	600	557,792
6.38%, 09/01/28 (Call 03/01/28)	531	534,578
6.45%, 09/15/36	1,280	1,243,314
6.60%, 03/15/46 (Call 09/15/45)(c)	845	812,052
6.63%, 09/01/30 (Call 03/01/30)	1,075	1,078,949
7.50%, 05/01/31	623	653,261
7.88%, 09/15/31	385	411,771
7.95%, 06/15/39	113	120,709
8.50%, 07/15/27 (Call 01/15/27)	447	476,316
8.88%, 07/15/30 (Call 01/15/30)	776	861,826
Oil & Natural Gas Corp. Ltd., 3.38%, 12/05/29(d)	200	171,758
Oil and Gas Holding Co. BSCC (The)
7.50%, 10/25/27(d)	800	806,108
8.38%, 11/07/28(d)	400	415,137
Oil India International Pte Ltd., 4.00%, 04/21/27(d)	415	386,891
Oil India Ltd., 5.13%, 02/04/29(d)	400	381,344
ONGC Videsh Vankorneft Pte Ltd., 3.75%, 07/27/26(d)	400	378,903
OQ SAOC, 5.13%, 05/06/28(d)	600	566,437
Ovintiv Inc.
5.38%, 01/01/26 (Call 10/01/25)	485	476,653
5.65%, 05/15/25	400	397,843
5.65%, 05/15/28 (Call 04/15/28)	695	675,053
6.25%, 07/15/33 (Call 04/15/33)	385	365,414
6.50%, 08/15/34	581	555,707
6.50%, 02/01/38	384	356,268
6.63%, 08/15/37	393	368,413
7.10%, 07/15/53 (Call 01/15/53)	255	242,666
7.20%, 11/01/31	280	282,167
7.38%, 11/01/31	296	304,520
8.13%, 09/15/30	310	331,887
Parkland Corp.
4.50%, 10/01/29 (Call 10/01/24)(b)	610	526,170
4.63%, 05/01/30 (Call 05/01/25)(b)	571	486,838
5.88%, 07/15/27 (Call 12/01/23)(b)	385	368,750
Patterson-UTI Energy Inc.
3.95%, 02/01/28 (Call 11/01/27)	385	341,019
5.15%, 11/15/29 (Call 08/15/29)	319	284,807
PBF Holding Co. LLC/PBF Finance Corp.
6.00%, 02/15/28 (Call 12/01/23)	620	573,157
7.88%, 09/15/30 (Call 09/15/26)(b)	395	382,676
Permian Resources Operating LLC
5.38%, 01/15/26 (Call 12/01/23)(b)	260	249,834
7.00%, 01/15/32 (Call 01/15/27)(b)	370	360,313
7.75%, 02/15/26 (Call 02/15/24)(b)	210	210,022

Security	Par (000)	Value

Oil & Gas (continued)
Pertamina Persero PT
1.40%, 02/09/26 (Call 01/09/26)(d)	$800	$721,091
2.30%, 02/09/31 (Call 11/09/30)(d)	600	461,646
3.10%, 01/21/30 (Call 10/21/29)(d)	400	334,109
3.10%, 08/27/30 (Call 05/25/30)(d)	400	330,133
3.65%, 07/30/29(d)	600	532,079
4.15%, 02/25/60 (Call 08/25/59)(d)	600	374,975
4.18%, 01/21/50 (Call 07/21/49)(d)	800	530,996
4.70%, 07/30/49(d)	700	505,578
5.63%, 05/20/43(d)	800	670,914
6.00%, 05/03/42(d)	828	725,362
6.45%, 05/30/44(d)	1,400	1,283,244
6.50%, 05/27/41(d)	400	372,080
6.50%, 11/07/48(d)	400	370,222
Petrobras Global Finance BV
5.09%, 01/15/30(c)	570	523,326
5.50%, 06/10/51 (Call 12/10/50)(c)	650	484,981
5.60%, 01/03/31 (Call 10/03/30)(c)	1,320	1,237,332
6.00%, 01/27/28(c)	615	607,163
6.50%, 07/03/33 (Call 04/03/33)	500	465,792
6.75%, 01/27/41	500	460,799
6.85%, 06/05/2115	1,250	1,054,116
6.88%, 01/20/40	538	505,067
6.90%, 03/19/49	550	497,537
7.25%, 03/17/44	600	578,721
7.38%, 01/17/27(c)	1,000	1,026,503
Petrofac Ltd., 9.75%, 11/15/26
(Call 12/01/23)(b)	700	475,979
Petroleos del Peru SA
4.75%, 06/19/32(d)	600	400,627
5.63%, 06/19/47(d)	1,600	880,355
Petroleos Mexicanos
4.25%, 01/15/25	244	234,002
4.50%, 01/23/26	1,044	935,969
5.35%, 02/12/28	1,500	1,207,308
5.50%, 06/27/44(c)	550	294,908
5.63%, 01/23/46(c)	550	290,337
5.95%, 01/28/31 (Call 10/28/30)	2,700	1,913,608
6.35%, 02/12/48(c)	1,350	738,096
6.38%, 01/23/45(c)	800	447,516
6.49%, 01/23/27 (Call 11/23/26)	1,200	1,063,088
6.50%, 03/13/27	3,015	2,658,368
6.50%, 01/23/29(c)	900	725,293
6.50%, 06/02/41	1,114	653,577
6.63%, 06/15/35	2,000	1,316,400
6.70%, 02/16/32 (Call 11/16/31)(c)	4,950	3,636,789
6.75%, 09/21/47(c)	4,150	2,358,716
6.84%, 01/23/30 (Call 10/23/29)	1,650	1,279,193
6.88%, 10/16/25 (Call 09/16/25)	750	719,889
6.88%, 08/04/26	1,700	1,569,012
6.95%, 01/28/60 (Call 07/28/59)(c)	3,164	1,791,458
7.69%, 01/23/50 (Call 07/23/49)	5,946	3,684,506
8.75%, 06/02/29 (Call 04/02/29)	1,300	1,143,876
10.00%, 02/07/33	1,500	1,326,379
Petroliam Nasional Bhd, 7.63%, 10/15/26(d)	415	438,316
Petron Corp., 5.95%, (Call 04/19/26), (5-year CMT + 7.574%)(a)(d)(f)	400	366,139
Petronas Capital Ltd.
2.48%, 01/28/32 (Call 10/28/31)(d)	600	467,920
3.40%, 04/28/61 (Call 10/28/60)(d)	1,400	819,176
3.50%, 03/18/25(d)	800	776,244

112	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
3.50%, 04/21/30 (Call 01/21/30)(d)	$2,300	$2,008,174
4.50%, 03/18/45(d)	1,100	867,061
4.55%, 04/21/50 (Call 10/21/49)(d)	1,850	1,431,926
4.80%, 04/21/60 (Call 10/21/59)(d)	800	628,227
Petrons Energy Canada Ltd., 2.11%, 03/23/28 (Call 01/23/28)(d)	400	347,165
Petrorio Luxembourg Trading Sarl, 6.13%, 06/09/26 (Call 06/09/24)(d)	400	380,781
Phillips 66
1.30%, 02/15/26 (Call 01/15/26)	491	443,428
2.15%, 12/15/30 (Call 09/15/30)	627	484,385
3.30%, 03/15/52 (Call 09/15/51)	765	450,659
3.85%, 04/09/25 (Call 03/09/25)	965	938,082
3.90%, 03/15/28 (Call 12/15/27)	856	793,376
4.65%, 11/15/34 (Call 05/15/34)	410	356,534
4.88%, 11/15/44 (Call 05/15/44)	1,613	1,324,342
5.30%, 06/30/33 (Call 03/30/33)	340	316,927
5.88%, 05/01/42	729	681,009
Phillips 66 Co.
3.15%, 12/15/29 (Call 09/15/29)	729	621,783
3.55%, 10/01/26 (Call 07/01/26)	551	517,340
3.75%, 03/01/28 (Call 12/01/27)	672	618,067
4.68%, 02/15/45 (Call 08/15/44)	548	420,206
4.90%, 10/01/46 (Call 04/01/46)	435	341,634
4.95%, 12/01/27 (Call 11/01/27)	555	539,197
Pioneer Natural Resources Co.
1.13%, 01/15/26 (Call 12/15/25)	985	894,117
1.90%, 08/15/30 (Call 05/15/30)	1,040	813,264
2.15%, 01/15/31 (Call 10/15/30)	579	455,129
5.10%, 03/29/26	785	776,308
Precision Drilling Corp.
6.88%, 01/15/29 (Call 01/15/25)(b)	295	274,318
7.13%, 01/15/26 (Call 11/16/23)(b)	260	256,420
PTTEP Treasury Center Co. Ltd.
2.59%, 06/10/27 (Call 04/10/27)(d)	400	358,280
2.99%, 01/15/30 (Call 07/15/29)(d)	200	169,564
3.90%, 12/06/59(c)(d)	400	248,411
6.35%, 06/12/42(b)(c)	200	186,888
Puma International Financing SA, 5.00%, 01/24/26 (Call 11/13/23)(b)	700	630,030
Qatar Energy
1.38%, 09/12/26 (Call 08/12/26)(d)	1,200	1,061,210
2.25%, 07/12/31 (Call 04/12/31)(d)	2,400	1,872,120
Qatar Petroleum
3.13%, 07/12/41 (Call 01/12/41)(d)	2,400	1,568,743
3.30%, 07/12/51 (Call 01/12/51)(d)	3,000	1,817,687
Raizen Fuels Finance SA, 5.30%, 01/20/27(d)	600	575,134
Range Resources Corp.
4.75%, 02/15/30 (Call 02/15/25)(b)	395	351,312
4.88%, 05/15/25 (Call 02/15/25)	475	462,494
8.25%, 01/15/29 (Call 01/15/24)	470	481,874
Ras Laffan Liquefied Natural Gas Co. Ltd. 3
5.84%, 09/30/27(b)	709	708,353
6.33%, 09/30/27(b)	161	162,104
Reliance Industries Ltd.
2.88%, 01/12/32(d)	1,140	888,560
3.63%, 01/12/52(d)	1,250	753,673
3.67%, 11/30/27(d)	600	551,634
3.75%, 01/12/62(d)	250	146,124
4.13%, 01/28/25(d)	650	635,319
4.88%, 02/10/45(d)	1,000	788,069

Security	Par (000)	Value

Oil & Gas (continued)
6.25%, 10/19/40(d)	$250	$238,494
Rockcliff Energy II LLC, 5.50%, 10/15/29 (Call 10/15/24)(b)	520	470,473
SA Global Sukuk Ltd.
1.60%, 06/17/26 (Call 05/17/26)(d)	1,400	1,255,274
2.69%, 06/17/31 (Call 03/17/31)(d)	2,200	1,777,923
Santos Finance Ltd.
3.65%, 04/29/31 (Call 01/29/31)(b)	535	419,006
5.25%, 03/13/29 (Call 12/13/28)(d)	400	368,217
6.88%, 09/19/33 (Call 06/19/33)(b)	680	645,469
Saudi Arabian Oil Co.
1.63%, 11/24/25 (Call 10/24/25)(d)	800	731,685
2.25%, 11/24/30 (Call 08/24/30)(d)	1,600	1,255,626
3.25%, 11/24/50 (Call 05/24/50)(d)	1,800	1,054,137
3.50%, 04/16/29(d)	2,200	1,954,297
3.50%, 11/24/70 (Call 05/24/70)(d)	1,800	1,005,191
4.25%, 04/16/39(d)	2,200	1,714,957
4.38%, 04/16/49(d)	1,900	1,384,011
Seadrill Finance Ltd., 8.38%, 08/01/30 (Call 08/01/26)(b)	575	573,347
SEPLAT Energy PLC, 7.75%, 04/01/26 (Call 11/30/23)(d)	400	338,190
Shelf Drilling Holdings Ltd., 9.63%, 04/15/29(d)	800	760,223
Shell International Finance BV
2.00%, 11/07/24 (Call 10/07/24)	1,069	1,031,612
2.38%, 11/07/29 (Call 08/07/29)	802	671,358
2.50%, 09/12/26	766	709,497
2.75%, 04/06/30 (Call 01/06/30)	1,223	1,034,513
2.88%, 05/10/26	1,655	1,558,376
2.88%, 11/26/41 (Call 05/26/41)	665	431,410
3.00%, 11/26/51 (Call 05/26/51)	1,070	630,445
3.13%, 11/07/49 (Call 05/07/49)	1,002	615,960
3.25%, 05/11/25	1,515	1,466,566
3.25%, 04/06/50 (Call 10/06/49)	1,118	705,996
3.63%, 08/21/42	510	368,958
3.75%, 09/12/46	1,099	769,016
3.88%, 11/13/28 (Call 08/13/28)	695	647,403
4.00%, 05/10/46	1,786	1,314,141
4.13%, 05/11/35	1,657	1,414,158
4.38%, 05/11/45	1,539	1,203,227
4.55%, 08/12/43	906	735,526
5.50%, 03/25/40	793	740,400
6.38%, 12/15/38	2,093	2,140,645
Sierracol Energy Andina Co., 6.00%, 06/15/28 (Call 06/15/24)(d)	600	461,316
Sinopec Capital 2013 Ltd., 4.25%, 04/24/43(d)	450	349,514
Sinopec Group Development Ltd., 3.10%, 01/08/51 (Call 07/08/50)(d)	600	359,432
Sinopec Group Overseas Development 2013 Ltd., 5.38%, 10/17/43(d)	600	543,906
Sinopec Group Overseas Development 2015 Ltd.
3.25%, 04/28/25(d)	1,400	1,349,578
4.10%, 04/28/45(d)	600	452,352
Sinopec Group Overseas Development 2016 Ltd.
2.75%, 09/29/26(d)	800	740,674
3.50%, 05/03/26(d)	200	190,584
Sinopec Group Overseas Development 2017 Ltd.
3.25%, 09/13/27(d)	425	392,839
3.63%, 04/12/27(d)	200	188,704

S C H E D U L E O F I N V E S T M E N T S	113

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
4.25%, 04/12/47(d)	$200	$152,201
Sinopec Group Overseas Development 2018 Ltd.
1.45%, 01/08/26(d)	1,000	917,010
2.15%, 05/13/25 (Call 04/13/25)(d)	700	663,012
2.30%, 01/08/31 (Call 10/08/30)(d)	1,300	1,056,212
2.50%, 11/12/24(d)	200	193,406
2.70%, 05/13/30 (Call 02/13/30)(d)	1,400	1,187,011
2.95%, 08/08/29 (Call 05/08/29)(d)	600	527,037
2.95%, 11/12/29 (Call 08/12/29)(d)	1,000	873,515
3.35%, 05/13/50(d)	400	252,962
3.44%, 11/12/49(d)	200	129,250
3.68%, 08/08/49 (Call 02/08/49)(d)	600	408,293
4.13%, 09/12/25(d)	600	582,868
4.25%, 09/12/28(d)	400	380,044
4.60%, 09/12/48(d)	200	159,928
Sinopec Group Overseas Development Ltd., 4.25%, 05/03/46(d)	600	458,513
Sitio Royalties Operating Partnership LP/Sitio Finance Corp., 7.88%, 11/01/28 (Call 11/01/25)	470	463,757
SM Energy Co.
5.63%, 06/01/25 (Call 12/01/23)	230	224,667
6.50%, 07/15/28 (Call 07/15/24)	265	255,226
6.63%, 01/15/27 (Call 12/01/23)	357	348,604
6.75%, 09/15/26 (Call 12/01/23)	306	300,484
Southwestern Energy Co.
4.75%, 02/01/32 (Call 02/01/27)	845	726,669
5.38%, 02/01/29 (Call 02/01/24)	515	476,474
5.38%, 03/15/30 (Call 03/15/25)	890	816,430
5.70%, 01/23/25 (Call 10/23/24)	295	291,584
8.38%, 09/15/28 (Call 11/16/23)	255	263,672
Strathcona Resources Ltd., 6.88%, 08/01/26 (Call 12/01/23)(b)	385	358,022
Suncor Energy Inc.
3.75%, 03/04/51 (Call 09/04/50)	541	343,440
4.00%, 11/15/47 (Call 05/15/47)	746	500,297
5.95%, 12/01/34	274	256,768
6.50%, 06/15/38	805	773,561
6.80%, 05/15/38	1,045	1,027,955
6.85%, 06/01/39	465	453,770
7.15%, 02/01/32	385	397,545
Sunoco LP/Sunoco Finance Corp.
4.50%, 05/15/29 (Call 05/15/24)	595	515,583
4.50%, 04/30/30 (Call 04/30/25)	573	491,402
5.88%, 03/15/28 (Call 12/01/23)	290	274,837
6.00%, 04/15/27 (Call 12/01/23)	425	409,786
7.00%, 09/15/28 (Call 09/15/25)(b)	375	365,832
Talos Production Inc., 12.00%, 01/15/26 (Call 11/16/23)	485	503,765
Teine Energy Ltd., 6.88%, 04/15/29 (Call 04/15/24)(b)	150	138,660
Tengizchevroil Finance Co. International Ltd.
2.63%, 08/15/25 (Call 05/15/25)(d)	600	540,475
3.25%, 08/15/30 (Call 02/15/30)(d)	500	371,948
4.00%, 08/15/26(d)	800	715,304
Thaioil Treasury Center Co. Ltd.
2.50%, 06/18/30(d)	1,000	775,030
3.50%, 10/17/49(d)	400	219,487
3.75%, 06/18/50(d)	600	343,059
5.38%, 11/20/48(d)	400	305,821
Tosco Corp., 8.13%, 02/15/30	400	441,617

Security	Par (000)	Value

Oil & Gas (continued)
TotalEnergies Capital International SA
2.43%, 01/10/25 (Call 10/10/24)	$1,041	$1,003,808
2.83%, 01/10/30 (Call 10/10/29)	1,060	904,342
2.99%, 06/29/41 (Call 12/29/40)	1,040	686,535
3.13%, 05/29/50 (Call 11/29/49)	1,292	790,074
3.39%, 06/29/60 (Call 12/29/59)	633	384,557
3.45%, 02/19/29 (Call 11/19/28)	1,095	990,904
3.46%, 07/12/49 (Call 01/12/49)	1,001	662,635
TotalEnergies Capital SA, 3.88%, 10/11/28	1,201	1,115,043
Transocean Aquila Ltd., 8.00%, 09/30/28 (Call 09/30/25)(b)	240	236,175
Transocean Inc.
6.80%, 03/15/38	450	321,073
7.25%, 11/01/25 (Call 11/14/23)(b)	260	253,552
7.50%, 01/15/26 (Call 11/14/23)(b)	420	403,292
7.50%, 04/15/31	275	221,993
8.00%, 02/01/27 (Call 11/13/23)(b)	450	422,192
8.75%, 02/15/30 (Call 02/15/26)(b)	822	820,412
9.35%, 12/15/41	140	114,660
11.50%, 01/30/27 (Call 11/13/23)(b)	504	524,196
Transocean Poseidon Ltd., 6.88%, 02/01/27 (Call 12/01/23)(b)	304	297,640
Transocean Titan Financing Ltd., 8.38%, 02/01/28 (Call 02/01/25)(b)	410	410,912
Tullow Oil PLC
7.00%, 03/01/25 (Call 11/30/23)(d)	600	469,416
10.25%, 05/15/26 (Call 11/10/23)(d)	1,103	948,939
Valaris Ltd., 8.38%, 04/30/30 (Call 04/30/26)(b)	785	770,966
Valero Energy Corp.
2.15%, 09/15/27 (Call 07/15/27)	616	538,467
2.80%, 12/01/31 (Call 09/01/31)	350	271,365
3.40%, 09/15/26 (Call 06/15/26)	120	112,414
3.65%, 12/01/51 (Call 06/01/51)	570	346,824
4.00%, 06/01/52 (Call 12/01/51)	305	198,231
4.35%, 06/01/28 (Call 03/01/28)	353	330,676
4.90%, 03/15/45	764	599,916
6.63%, 06/15/37	1,333	1,309,585
7.50%, 04/15/32	505	536,456
Vantage Drilling International, 9.50%, 02/15/28 (Call 02/15/25)(b)	150	147,371
Var Energi ASA
5.00%, 05/18/27 (Call 04/18/27)(b)	350	329,124
7.50%, 01/15/28 (Call 12/15/27)(b)	410	417,905
8.00%, 11/15/32 (Call 08/15/32)(b)	375	385,736
Vermilion Energy Inc.
5.63%, 03/15/25 (Call 12/01/23)(b)	242	235,940
6.88%, 05/01/30 (Call 05/01/25)(b)(c)	335	312,402
Viper Energy Partners LP
5.38%, 11/01/27 (Call 12/01/23)(b)	315	298,720
7.38%, 11/01/31 (Call 11/01/26)(b)(c)	300	299,350
Vital Energy Inc., 9.75%, 10/15/30 (Call 10/15/26)	395	387,202
W&T Offshore Inc., 11.75%, 02/01/26 (Call 08/01/24)(b)	240	248,077
Woodside Finance Ltd.
3.65%, 03/05/25 (Call 12/05/24)(b)	758	732,320
3.70%, 09/15/26 (Call 06/15/26)(b)	355	332,376
3.70%, 03/15/28 (Call 12/15/27)(b)	715	641,870
4.50%, 03/04/29 (Call 12/04/28)(b)	738	674,368
YPF SA
6.95%, 07/21/27(d)	523	395,078
7.00%, 12/15/47 (Call 06/15/47)(d)	600	385,136

114	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
8.50%, 07/28/25(d)	$976	$884,908
YPF Sociedad Anonima, 9.00%, 02/12/26(d)	169	164,797

		366,513,767

Oil & Gas Services — 0.1%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%, 04/01/28 (Call 12/01/23)(b)	590	548,899
6.88%, 04/01/27 (Call 12/01/23)(b)	365	352,050
Baker Hughes Holdings LLC, 5.13%, 09/15/40	988	860,975
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor Inc.
2.06%, 12/15/26 (Call 11/15/26)	350	313,749
3.14%, 11/07/29 (Call 08/07/29)	302	258,773
3.34%, 12/15/27 (Call 09/15/27)	588	535,719
4.08%, 12/15/47 (Call 06/15/47)	1,105	787,975
4.49%, 05/01/30 (Call 02/01/30)	166	152,685
Bristow Group Inc., 6.88%, 03/01/28 (Call 03/01/24)(b)	330	305,819
CGG SA, 8.75%, 04/01/27 (Call 04/01/24)(b)(c)	365	322,367
COSL Singapore Capital Ltd.
1.88%, 06/24/25 (Call 05/24/25)(d)	200	187,386
2.50%, 06/24/30 (Call 03/24/30)(d)	800	650,390
4.50%, 07/30/25(d)	200	195,366
CSI Compressco LP/CSI Compressco Finance Inc., 7.50%, 04/01/25 (Call 12/01/23)(b)(c)	310	301,593
Enerflex Ltd., 9.00%, 10/15/27 (Call 10/15/24)(b)	450	408,048
Halliburton Co.
2.92%, 03/01/30 (Call 12/01/29)	659	552,844
3.80%, 11/15/25 (Call 08/15/25)	301	291,417
4.50%, 11/15/41 (Call 05/15/41)	375	289,786
4.75%, 08/01/43 (Call 02/01/43)	949	753,465
4.85%, 11/15/35 (Call 05/15/35)	962	846,163
5.00%, 11/15/45 (Call 05/15/45)	1,280	1,051,703
6.70%, 09/15/38	778	813,986
7.45%, 09/15/39	569	618,876
KCA Deutag UK Finance PLC, 9.88%, 12/01/25 (Call 11/13/23)(b)	250	251,105
KLX Energy Services Holdings Inc., 11.50%, 11/01/25 (Call 12/01/23)(b)	155	153,191
Nine Energy Service Inc., 13.00%, 02/01/28 (Call 02/01/26)	255	225,781
NOV Inc.
3.60%, 12/01/29 (Call 09/01/29)	268	231,484
3.95%, 12/01/42 (Call 06/01/42)	940	632,168
Oceaneering International Inc.
6.00%, 02/01/28 (Call 11/01/27)	200	184,710
6.00%, 02/01/28 (Call 11/01/27)(b)	175	160,112
Schlumberger Finance Canada Ltd., 1.40%, 09/17/25 (Call 08/17/25)	580	537,794
Schlumberger Holdings Corp.
3.90%, 05/17/28 (Call 02/17/28)(b)	937	863,575
4.00%, 12/21/25 (Call 09/21/25)(b)	802	777,013
4.30%, 05/01/29 (Call 02/01/29)(b)	885	818,398
Schlumberger Investment SA
2.65%, 06/26/30 (Call 03/26/30)	925	766,023
4.50%, 05/15/28 (Call 04/15/28)	365	349,524
4.85%, 05/15/33 (Call 02/15/33)	365	336,074
TechnipFMC PLC, 6.50%, 02/01/26 (Call 12/01/23)(b)	134	132,067

Security	Par (000)	Value

Oil & Gas Services (continued)
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26 (Call 12/01/23)	$530	$516,650
6.88%, 09/01/27 (Call 12/01/23)	550	527,087
Weatherford International Ltd.
6.50%, 09/15/28 (Call 09/15/24)(b)(c)	349	351,272
8.63%, 04/30/30 (Call 10/30/24)(b)	1,240	1,253,838
Welltec International ApS, 8.25%, 10/15/26 (Call 11/13/23)(b)	202	204,166

		20,672,066

Packaging & Containers — 0.2%
Amcor Finance USA Inc.
3.63%, 04/28/26 (Call 01/28/26)	603	568,221
4.50%, 05/15/28 (Call 02/15/28)	287	268,453
5.63%, 05/26/33 (Call 02/26/33)	405	377,143
Amcor Flexibles North America Inc.
2.63%, 06/19/30 (Call 03/19/30)	686	541,171
2.69%, 05/25/31 (Call 02/25/31)	600	464,008
4.00%, 05/17/25 (Call 04/17/25)	300	290,730
AptarGroup Inc., 3.60%, 03/15/32 (Call 12/15/31)	85	69,242
ARD Finance SA, 6.50%, 06/30/27 (Call 12/01/23), (7.25% PIK)(b)(c)(h)	645	376,051
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
3.25%, 09/01/28 (Call 05/15/24)(b)	440	359,317
4.00%, 09/01/29 (Call 05/15/24)(b)(c)	765	573,681
6.00%, 06/15/27 (Call 06/15/24)(b)	450	425,753
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.13%, 08/15/26 (Call 11/13/23)(b)	943	832,310
5.25%, 04/30/25 (Call 12/04/23)(b)	515	496,338
5.25%, 08/15/27 (Call 12/01/23)(b)	1,350	982,550
Ball Corp.
2.88%, 08/15/30 (Call 05/15/30)	1,126	877,750
3.13%, 09/15/31 (Call 06/15/31)(c)	640	494,857
4.88%, 03/15/26 (Call 12/15/25)	570	549,107
5.25%, 07/01/25	755	743,295
6.00%, 06/15/29 (Call 05/15/26)	735	703,960
6.88%, 03/15/28 (Call 11/15/24)	540	539,154
Berry Global Inc.
1.57%, 01/15/26 (Call 12/15/25)	1,597	1,443,519
1.65%, 01/15/27 (Call 12/15/26)	932	803,528
4.50%, 02/15/26 (Call 12/01/23)(b)(c)	196	184,792
4.88%, 07/15/26 (Call 12/01/23)(b)	1,060	1,010,496
5.50%, 04/15/28 (Call 03/15/28)(b)	360	344,864
5.63%, 07/15/27 (Call 12/01/23)(b)(c)	390	372,705
Brambles USA Inc., 4.13%, 10/23/25 (Call 07/25/25)(b)	110	106,148
Canpack SA/Canpack U.S. LLC, 3.88%, 11/15/29 (Call 11/15/24)(d)	525	409,176
Cascades Inc./Cascades USA Inc.
5.13%, 01/15/26 (Call 12/04/23)(b)(c)	155	147,986
5.38%, 01/15/28 (Call 12/01/23)(b)	345	312,546
CCL Industries Inc.
3.05%, 06/01/30 (Call 03/01/30)(b)	805	656,253
3.25%, 10/01/26 (Call 07/01/26)(b)	10	9,205
Clearwater Paper Corp.
4.75%, 08/15/28 (Call 11/16/23)(b)	200	176,549
5.38%, 02/01/25(b)	202	197,761

S C H E D U L E O F I N V E S T M E N T S	115

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Packaging & Containers (continued)
Clydesdale Acquisition Holdings Inc.
6.63%, 04/15/29 (Call 04/15/25)(b)	$375	$340,684
8.75%, 04/15/30 (Call 04/15/25)(b)	820	654,162
Crown Americas LLC, 5.25%, 04/01/30 (Call 01/01/30)(c)	370	334,855
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)	297	280,736
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 12/01/23)	634	611,614
Crown Cork & Seal Co. Inc., 7.38%, 12/15/26	285	289,267
Graham Packaging Co. Inc., 7.13%, 08/15/28 (Call 12/01/23)(b)	385	298,665
Graphic Packaging International LLC
1.51%, 04/15/26 (Call 03/15/26)(b)	225	199,496
3.50%, 03/15/28(b)	333	292,654
3.50%, 03/01/29 (Call 09/01/28)(b)	255	213,910
3.75%, 02/01/30 (Call 08/01/29)(b)	340	279,660
4.75%, 07/15/27 (Call 04/15/27)(b)	175	163,451
Intelligent Packaging Ltd. Finco Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 09/15/28 (Call 12/01/23)(b)	520	429,959
Klabin Austria GmbH
3.20%, 01/12/31 (Call 10/12/30)(d)	600	459,359
5.75%, 04/03/29 (Call 01/03/29)(d)	400	379,633
7.00%, 04/03/49 (Call 10/03/48)(d)	450	411,451
LABL Inc.
5.88%, 11/01/28 (Call 11/01/24)(b)	385	328,933
6.75%, 07/15/26 (Call 11/13/23)(b)	545	502,205
8.25%, 11/01/29 (Call 11/01/24)(b)	340	252,450
9.50%, 11/01/28 (Call 11/01/25)(b)(c)	225	218,892
10.50%, 07/15/27 (Call 11/13/23)(b)	505	439,078
Mauser Packaging Solutions Holding Co.
7.88%, 08/15/26 (Call 08/15/24)(b)	2,070	1,939,396
9.25%, 04/15/27 (Call 10/15/24)(b)(c)	990	827,704
OI European Group BV, 4.75%, 02/15/30 (Call 11/15/24)(b)	285	242,445
Owens-Brockway Glass Container Inc.
6.38%, 08/15/25(b)	255	248,693
6.63%, 05/13/27 (Call 12/01/23)(b)	440	418,579
7.25%, 05/15/31 (Call 05/15/26)(b)	510	466,688
Packaging Corp. of America
3.00%, 12/15/29 (Call 09/15/29)	393	331,682
3.05%, 10/01/51 (Call 04/01/51)	380	214,366
3.40%, 12/15/27 (Call 09/15/27)	654	597,772
4.05%, 12/15/49 (Call 06/15/49)	310	212,478
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer Inc.
4.00%, 10/15/27 (Call 12/01/23)(b)	745	655,342
4.38%, 10/15/28 (Call 10/15/24)(b)(c)	370	316,238
Pactiv LLC
7.95%, 12/15/25(c)	170	168,321
8.38%, 04/15/27(c)	130	127,523
Sealed Air Corp.
1.57%, 10/15/26 (Call 09/15/26)(b)	680	594,869
4.00%, 12/01/27 (Call 09/01/27)(b)	304	270,342
5.00%, 04/15/29 (Call 04/15/25)(b)	335	298,343
5.13%, 12/01/24 (Call 09/01/24)(b)	330	324,311
5.50%, 09/15/25 (Call 06/15/25)(b)	315	306,644
6.88%, 07/15/33(b)	330	310,954
Sealed Air Corp./Sealed Air Corp. US, 6.13%, 02/01/28 (Call 02/01/25)(b)	575	546,901

Security	Par (000)	Value

Packaging & Containers (continued)
Silgan Holdings Inc.
1.40%, 04/01/26 (Call 03/01/26)(b)	$526	$466,185
4.13%, 02/01/28 (Call 11/16/23)	390	347,236
Sonoco Products Co.
1.80%, 02/01/25 (Call 11/13/23)	1,280	1,214,666
2.25%, 02/01/27 (Call 01/01/27)	635	559,521
2.85%, 02/01/32 (Call 11/01/31)	555	431,030
3.13%, 05/01/30 (Call 02/01/30)	650	538,254
5.75%, 11/01/40 (Call 05/01/40)	15	13,327
Stora Enso OYJ, 7.25%, 04/15/36(b)(c)	355	353,015
Trident TPI Holdings Inc., 12.75%, 12/31/28 (Call 12/31/25)(b)	455	466,346
TriMas Corp., 4.13%, 04/15/29 (Call 04/15/24)(b)	275	230,472
Trivium Packaging Finance BV
5.50%, 08/15/26 (Call 12/01/23)(b)	770	698,846
8.50%, 08/15/27 (Call 11/13/23)(b)(c)	545	455,062
WestRock MWV LLC
7.95%, 02/15/31	150	162,211
8.20%, 01/15/30	142	154,454
WRKCo Inc.
3.00%, 06/15/33 (Call 03/15/33)	394	301,202
3.38%, 09/15/27 (Call 06/15/27)	125	113,173
3.75%, 03/15/25 (Call 01/15/25)	285	275,907
3.90%, 06/01/28 (Call 03/01/28)	575	522,091
4.00%, 03/15/28 (Call 12/15/27)	545	500,158
4.20%, 06/01/32 (Call 03/01/32)	342	298,073
4.65%, 03/15/26 (Call 01/15/26)	690	668,444
4.90%, 03/15/29 (Call 12/15/28)	653	617,530

		42,896,527

Pharmaceuticals — 1.3%
180 Medical Inc., 3.88%, 10/15/29 (Call 10/07/24)(b)	395	330,299
AbbVie Inc.
2.60%, 11/21/24 (Call 10/21/24)	2,653	2,564,129
2.95%, 11/21/26 (Call 09/21/26)	2,175	2,013,780
3.20%, 05/14/26 (Call 02/14/26)	1,381	1,301,727
3.20%, 11/21/29 (Call 08/21/29)	3,843	3,349,158
3.60%, 05/14/25 (Call 02/14/25)	2,513	2,430,916
3.80%, 03/15/25 (Call 12/15/24)	1,853	1,804,089
4.05%, 11/21/39 (Call 05/21/39)	2,919	2,277,646
4.25%, 11/14/28 (Call 08/14/28)	1,311	1,234,463
4.25%, 11/21/49 (Call 05/21/49)	4,254	3,190,181
4.30%, 05/14/36 (Call 11/14/35)	1,055	894,645
4.40%, 11/06/42	1,878	1,488,419
4.45%, 05/14/46 (Call 11/14/45)	1,430	1,112,910
4.50%, 05/14/35 (Call 11/14/34)	1,844	1,611,381
4.55%, 03/15/35 (Call 09/15/34)	1,112	976,869
4.63%, 10/01/42 (Call 04/01/42)	288	233,121
4.70%, 05/14/45 (Call 11/14/44)	1,978	1,604,979
4.75%, 03/15/45 (Call 09/15/44)	670	548,542
4.85%, 06/15/44 (Call 12/15/43)	771	644,101
4.88%, 11/14/48 (Call 05/14/48)	1,317	1,088,322
AdaptHealth LLC
4.63%, 08/01/29 (Call 02/01/24)(b)	385	287,858
5.13%, 03/01/30 (Call 03/01/25)(b)	440	334,726
6.13%, 08/01/28 (Call 11/13/23)(b)	275	227,309
Astrazeneca Finance LLC
1.20%, 05/28/26 (Call 04/28/26)	330	296,716
1.75%, 05/28/28 (Call 03/28/28)	860	731,117
2.25%, 05/28/31 (Call 02/28/31)	244	192,020

116	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
4.88%, 03/03/28 (Call 02/03/28)	$1,000	$976,048
4.88%, 03/03/33 (Call 12/03/32)	670	629,628
4.90%, 03/03/30 (Call 01/03/30)	725	695,313
AstraZeneca PLC
0.70%, 04/08/26 (Call 03/08/26)	1,290	1,153,357
1.38%, 08/06/30 (Call 05/06/30)	1,237	941,429
2.13%, 08/06/50 (Call 02/06/50)(c)	455	233,841
3.00%, 05/28/51 (Call 11/28/50)	590	363,649
3.13%, 06/12/27 (Call 03/12/27)	815	753,820
3.38%, 11/16/25	1,846	1,772,600
4.00%, 01/17/29 (Call 10/17/28)	1,114	1,037,276
4.00%, 09/18/42	765	593,564
4.38%, 11/16/45	724	575,402
4.38%, 08/17/48 (Call 02/17/48)	598	474,100
6.45%, 09/15/37	1,582	1,644,165
Bausch Health Americas Inc.
8.50%, 01/31/27 (Call 12/01/23)(b)	481	216,113
9.25%, 04/01/26 (Call 12/01/23)(b)(c)	550	483,798
Bausch Health Companies Inc.
4.88%, 06/01/28 (Call 06/01/24)(b)(c)	1,160	576,208
5.00%, 01/30/28 (Call 11/16/23)(b)(c)	320	117,795
5.00%, 02/15/29 (Call 02/15/24)(b)(c)	339	118,719
5.25%, 01/30/30 (Call 01/30/25)(b)(c)	600	207,899
5.25%, 02/15/31 (Call 02/15/26)(b)(c)	350	122,500
5.50%, 11/01/25 (Call 12/01/23)(b)	1,240	1,073,102
5.75%, 08/15/27 (Call 11/16/23)(b)(c)	360	190,975
6.13%, 02/01/27 (Call 02/01/24)(b)(c)	735	409,531
6.25%, 02/15/29 (Call 02/15/24)(b)(c)	620	225,610
7.00%, 01/15/28 (Call 11/16/23)(b)(c)	130	54,117
7.25%, 05/30/29 (Call 05/30/24)(b)(c)	250	94,319
9.00%, 12/15/25 (Call 12/01/23)(b)(c)	700	611,405
11.00%, 09/30/28(b)	1,331	811,785
14.00%, 10/15/30 (Call 10/15/25)(b)(c)	262	142,728
Bayer Corp., 6.65%, 02/15/28(b)	420	428,516
Bayer U.S. Finance II LLC
3.95%, 04/15/45 (Call 10/15/44)(b)	741	478,786
4.20%, 07/15/34 (Call 01/15/34)(b)	450	374,189
4.25%, 12/15/25 (Call 10/15/25)(b)	1,372	1,318,073
4.38%, 12/15/28 (Call 09/15/28)(b)	1,632	1,494,642
4.40%, 07/15/44 (Call 01/15/44)(b)	1,074	757,692
4.63%, 06/25/38 (Call 12/25/37)(b)	1,040	823,333
4.70%, 07/15/64 (Call 01/15/64)(b)	521	351,419
4.88%, 06/25/48 (Call 12/25/47)(b)	780	583,762
5.50%, 07/30/35(b)	325	295,737
Becton Dickinson and Co.
1.96%, 02/11/31 (Call 11/11/30)	850	646,941
2.82%, 05/20/30 (Call 02/20/30)	575	473,360
3.70%, 06/06/27 (Call 03/06/27)	1,421	1,323,001
3.73%, 12/15/24 (Call 09/15/24)	384	374,603
3.79%, 05/20/50 (Call 11/20/49)	520	349,884
4.30%, 08/22/32 (Call 05/22/32)	480	421,366
4.67%, 06/06/47 (Call 12/06/46)	1,435	1,129,813
4.69%, 02/13/28 (Call 01/13/28)	855	818,157
4.69%, 12/15/44 (Call 06/15/44)	349	278,716
BellRing Brands Inc., 7.00%, 03/15/30 (Call 03/15/27)(b)	630	611,924
Bristol-Myers Squibb Co.
0.75%, 11/13/25 (Call 10/13/25)	1,283	1,169,878
1.13%, 11/13/27 (Call 09/13/27)	800	679,530
1.45%, 11/13/30 (Call 08/13/30)	1,025	772,472
2.35%, 11/13/40 (Call 05/13/40)	755	453,351

Security	Par (000)	Value

Pharmaceuticals (continued)
2.55%, 11/13/50 (Call 05/13/50)	$1,193	$635,488
2.95%, 03/15/32 (Call 12/15/31)	935	759,809
3.20%, 06/15/26 (Call 04/15/26)	1,524	1,443,703
3.25%, 02/27/27	520	486,944
3.25%, 08/01/42	803	542,026
3.40%, 07/26/29 (Call 04/26/29)	2,149	1,927,979
3.45%, 11/15/27 (Call 08/15/27)	1,215	1,128,723
3.55%, 03/15/42 (Call 09/15/41)	880	623,170
3.70%, 03/15/52 (Call 09/15/51)	1,415	949,963
3.90%, 02/20/28 (Call 11/20/27)	1,773	1,665,569
3.90%, 03/15/62 (Call 09/15/61)	565	369,464
4.13%, 06/15/39 (Call 12/15/38)	1,763	1,398,145
4.25%, 10/26/49 (Call 04/26/49)	2,766	2,059,294
4.35%, 11/15/47 (Call 05/15/47)	908	690,896
4.55%, 02/20/48 (Call 08/20/47)	878	691,270
4.63%, 05/15/44 (Call 11/15/43)	735	595,907
5.00%, 08/15/45 (Call 02/15/45)	150	127,484
5.75%, 02/01/31 (Call 12/01/30)	750	746,379
5.90%, 11/15/33 (Call 08/15/33)	555	551,866
6.25%, 11/15/53 (Call 05/15/53)	470	465,148
6.40%, 11/15/63 (Call 05/15/63)	475	472,104
Cardinal Health Inc.
3.41%, 06/15/27 (Call 03/15/27)	982	899,717
3.50%, 11/15/24 (Call 08/15/24)	450	438,194
3.75%, 09/15/25 (Call 06/15/25)	699	670,674
4.37%, 06/15/47 (Call 12/15/46)	319	229,640
4.50%, 11/15/44 (Call 05/15/44)	381	277,371
4.60%, 03/15/43	310	236,363
4.90%, 09/15/45 (Call 03/15/45)	293	224,449
Cencora Inc.
2.70%, 03/15/31 (Call 12/15/30)	490	388,028
2.80%, 05/15/30 (Call 02/15/30)	497	408,310
3.25%, 03/01/25 (Call 12/01/24)	575	556,650
3.45%, 12/15/27 (Call 09/15/27)	799	735,896
4.25%, 03/01/45 (Call 09/01/44)	335	244,457
4.30%, 12/15/47 (Call 06/15/47)	418	305,901
Cheplapharm Arzneimittel GmbH, 5.50%, 01/15/28 (Call 01/15/24)(b)	365	326,266
Cigna Group (The)
1.25%, 03/15/26 (Call 02/15/26)	985	886,113
2.38%, 03/15/31 (Call 12/15/30)	1,035	806,165
2.40%, 03/15/30 (Call 12/15/29)	1,352	1,091,385
3.05%, 10/15/27 (Call 07/15/27)	997	900,978
3.20%, 03/15/40 (Call 09/15/39)	415	281,111
3.25%, 04/15/25 (Call 01/15/25)	625	602,628
3.40%, 03/01/27 (Call 12/01/26)	908	841,651
3.40%, 03/15/50 (Call 09/15/49)	1,055	652,578
3.40%, 03/15/51 (Call 09/15/50)	971	598,336
3.88%, 10/15/47 (Call 04/15/47)	932	634,657
4.13%, 11/15/25 (Call 09/15/25)	1,821	1,764,337
4.38%, 10/15/28 (Call 07/15/28)	1,780	1,663,695
4.50%, 02/25/26 (Call 11/27/25)	1,012	981,968
4.80%, 08/15/38 (Call 02/15/38)	1,310	1,108,807
4.80%, 07/15/46 (Call 01/16/46)	1,135	900,870
4.90%, 12/15/48 (Call 06/15/48)	1,857	1,483,458
5.40%, 03/15/33 (Call 12/15/32)	673	636,064
6.13%, 11/15/41	500	478,849
CVS Health Corp.
1.30%, 08/21/27 (Call 06/21/27)	2,010	1,695,402
1.75%, 08/21/30 (Call 05/21/30)	969	731,815
1.88%, 02/28/31 (Call 11/28/30)	1,203	893,986

S C H E D U L E O F I N V E S T M E N T S	117

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
2.13%, 09/15/31 (Call 06/15/31)	$815	$606,582
2.70%, 08/21/40 (Call 02/21/40)	1,246	753,443
2.88%, 06/01/26 (Call 03/01/26)	1,306	1,212,916
3.00%, 08/15/26 (Call 06/15/26)	810	750,922
3.25%, 08/15/29 (Call 05/15/29)	1,420	1,226,283
3.63%, 04/01/27 (Call 02/01/27)	477	442,839
3.75%, 04/01/30 (Call 01/01/30)	1,215	1,056,455
3.88%, 07/20/25 (Call 04/20/25)	1,748	1,690,866
4.10%, 03/25/25 (Call 01/25/25)	422	413,088
4.13%, 04/01/40 (Call 10/01/39)	1,119	827,692
4.25%, 04/01/50 (Call 10/01/49)	954	661,024
4.30%, 03/25/28 (Call 12/25/27)	3,420	3,203,960
4.78%, 03/25/38 (Call 09/25/37)	3,772	3,117,529
4.88%, 07/20/35 (Call 01/20/35)	731	630,877
5.00%, 02/20/26 (Call 01/20/26)	830	813,836
5.00%, 01/30/29 (Call 12/30/28)	740	707,821
5.05%, 03/25/48 (Call 09/25/47)	5,708	4,493,809
5.13%, 02/21/30 (Call 12/21/29)	1,208	1,136,836
5.13%, 07/20/45 (Call 01/20/45)	1,764	1,407,049
5.25%, 01/30/31 (Call 11/30/30)	610	574,184
5.25%, 02/21/33 (Call 11/21/32)	1,035	954,344
5.30%, 06/01/33 (Call 03/01/33)	1,120	1,032,976
5.30%, 12/05/43 (Call 06/05/43)	866	717,253
5.63%, 02/21/53 (Call 08/21/52)	845	715,843
5.88%, 06/01/53 (Call 12/01/52)	810	708,740
6.00%, 06/01/63 (Call 12/01/62)	560	484,314
6.13%, 09/15/39	566	527,616
6.25%, 06/01/27	734	743,993
Elanco Animal Health Inc., 6.65%, 08/28/28 (Call 05/28/28)(c)	547	523,143
Eli Lilly & Co.
2.25%, 05/15/50 (Call 11/15/49)	1,260	670,302
2.50%, 09/15/60 (Call 03/15/60)	842	426,713
2.75%, 06/01/25 (Call 03/01/25)	630	604,986
3.10%, 05/15/27 (Call 02/15/27)	1,325	1,233,123
3.38%, 03/15/29 (Call 12/15/28)	560	509,720
3.70%, 03/01/45 (Call 09/01/44)	55	40,179
3.95%, 05/15/47 (Call 11/15/46)	555	425,111
3.95%, 03/15/49 (Call 09/15/48)	360	271,092
4.15%, 03/15/59 (Call 09/15/58)	260	193,350
4.70%, 02/27/33 (Call 11/27/32)	755	708,144
4.88%, 02/27/53 (Call 08/27/52)	660	571,298
4.95%, 02/27/63 (Call 08/27/62)	670	569,552
5.55%, 03/15/37	365	360,023
EMD Finance LLC, 3.25%, 03/19/25 (Call 12/19/24)(b)	1,290	1,241,925
GlaxoSmithKline Capital Inc.
3.63%, 05/15/25	622	605,355
3.88%, 05/15/28	698	654,282
4.20%, 03/18/43	299	239,107
5.38%, 04/15/34	638	625,980
6.38%, 05/15/38	1,851	1,924,687
GlaxoSmithKline Capital PLC, 3.38%, 06/01/29 (Call 03/01/29)	795	716,165
Grifols Escrow Issuer SA, 4.75%, 10/15/28 (Call 10/15/24)(b)	495	414,840
Herbalife Nutrition Ltd./HLF Financing Inc.,
7.88%, 09/01/25 (Call 12/01/23)(b)	400	376,331
Hikma Finance USA LLC, 3.25%, 07/09/25(d)	400	374,872
HLF Financing Sarl LLC/Herbalife International Inc., 4.88%, 06/01/29 (Call 06/01/24)(b)	440	300,489

Security	Par (000)	Value

Pharmaceuticals (continued)
Jazz Securities DAC, 4.38%, 01/15/29 (Call 07/15/24)(b)	$1,140	$990,861
Johnson & Johnson
0.55%, 09/01/25 (Call 08/01/25)	1,188	1,091,118
0.95%, 09/01/27 (Call 07/01/27)	913	780,834
1.30%, 09/01/30 (Call 06/01/30)	478	369,194
2.10%, 09/01/40 (Call 03/01/40)	753	457,268
2.25%, 09/01/50 (Call 03/01/50)	806	433,287
2.45%, 03/01/26 (Call 12/01/25)	781	733,329
2.45%, 09/01/60 (Call 03/01/60)	970	499,631
2.63%, 01/15/25 (Call 11/15/24)	499	483,777
2.90%, 01/15/28 (Call 10/15/27)	849	777,185
2.95%, 03/03/27 (Call 12/03/26)	878	818,082
3.40%, 01/15/38 (Call 07/15/37)	938	728,766
3.50%, 01/15/48 (Call 07/15/47)	466	330,094
3.55%, 03/01/36 (Call 09/01/35)	875	715,475
3.63%, 03/03/37 (Call 09/03/36)	906	734,634
3.70%, 03/01/46 (Call 09/01/45)	1,469	1,080,969
3.75%, 03/03/47 (Call 09/03/46)	890	658,574
4.38%, 12/05/33 (Call 06/05/33)	1,096	1,019,549
4.50%, 09/01/40	450	388,154
4.50%, 12/05/43 (Call 06/05/43)	360	307,838
4.85%, 05/15/41	285	255,503
4.95%, 05/15/33(c)	122	118,970
5.85%, 07/15/38	765	780,113
5.95%, 08/15/37	950	974,818
6.95%, 09/01/29	574	624,038
McKesson Corp.
0.90%, 12/03/25 (Call 11/03/25)	365	330,871
1.30%, 08/15/26 (Call 07/15/26)	791	701,434
3.95%, 02/16/28 (Call 11/16/27)	825	777,106
4.90%, 07/15/28 (Call 06/15/28)	187	181,430
5.10%, 07/15/33 (Call 04/15/33)	282	262,178
Mead Johnson Nutrition Co.
4.13%, 11/15/25 (Call 08/15/25)	1,234	1,196,406
4.60%, 06/01/44 (Call 12/01/43)	375	298,165
5.90%, 11/01/39	238	223,945
Merck & Co. Inc.
0.75%, 02/24/26 (Call 01/24/26)	1,671	1,505,039
1.45%, 06/24/30 (Call 03/24/30)	873	670,728
1.70%, 06/10/27 (Call 05/10/27)	990	872,632
1.90%, 12/10/28 (Call 10/10/28)	925	782,716
2.15%, 12/10/31 (Call 09/10/31)	1,305	1,005,658
2.35%, 06/24/40 (Call 12/24/39)	1,541	955,968
2.45%, 06/24/50 (Call 12/24/49)	1,328	712,773
2.75%, 02/10/25 (Call 11/10/24)	1,835	1,775,019
2.75%, 12/10/51 (Call 06/10/51)	880	496,188
2.90%, 12/10/61 (Call 06/10/61)	805	432,421
3.40%, 03/07/29 (Call 12/07/28)	1,366	1,235,002
3.60%, 09/15/42 (Call 03/15/42)	840	612,926
3.70%, 02/10/45 (Call 08/10/44)	2,202	1,578,503
3.90%, 03/07/39 (Call 09/07/38)	543	431,237
4.00%, 03/07/49 (Call 09/07/48)	479	353,570
4.05%, 05/17/28 (Call 04/17/28)(c)	435	414,115
4.15%, 05/18/43	865	678,278
4.30%, 05/17/30 (Call 03/17/30)	680	629,919
4.50%, 05/17/33 (Call 02/17/33)	420	381,769
4.90%, 05/17/44 (Call 11/17/43)	450	389,267
5.00%, 05/17/53 (Call 11/17/52)	530	452,683
5.15%, 05/17/63 (Call 11/17/62)	910	775,146
6.50%, 12/01/33	480	504,198

118	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
6.55%, 09/15/37	$305	$318,324
Merck Sharp & Dohme Corp.
5.75%, 11/15/36	323	317,594
5.95%, 12/01/28	165	168,757
Mylan Inc.
4.55%, 04/15/28 (Call 01/15/28)	814	741,775
5.20%, 04/15/48 (Call 10/15/47)	625	429,318
5.40%, 11/29/43 (Call 05/29/43)	421	309,188
Novartis Capital Corp.
1.75%, 02/14/25 (Call 01/14/25)	495	472,572
2.00%, 02/14/27 (Call 12/14/26)	690	620,992
2.20%, 08/14/30 (Call 05/14/30)	831	675,672
2.75%, 08/14/50 (Call 02/14/50)	706	419,237
3.00%, 11/20/25 (Call 08/20/25)	659	628,281
3.10%, 05/17/27 (Call 02/17/27)	1,333	1,236,582
3.70%, 09/21/42	380	283,793
4.00%, 11/20/45 (Call 05/20/45)	1,155	883,179
4.40%, 05/06/44	1,548	1,263,484
Option Care Health Inc., 4.38%, 10/31/29 (Call 10/31/24)(b)	395	331,429
Organon & Co./Organon Foreign Debt Co.-Issuer BV
4.13%, 04/30/28 (Call 04/30/24)(b)	1,595	1,377,916
5.13%, 04/30/31 (Call 04/30/26)(b)	1,508	1,178,343
Owens & Minor Inc.
4.38%, 12/15/24 (Call 09/15/24)	180	173,451
4.50%, 03/31/29 (Call 03/31/24)(b)	365	294,261
6.63%, 04/01/30 (Call 04/01/25)(b)(c)	435	381,900
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25 (Call 12/01/23)(b)	370	248,460
Perrigo Finance Unlimited Co.
3.90%, 12/15/24 (Call 09/15/24)	430	417,653
4.38%, 03/15/26 (Call 12/15/25)	714	670,395
4.65%, 06/15/30 (Call 03/15/30)	550	459,393
4.90%, 12/15/44 (Call 06/15/44)	225	153,995
Pfizer Inc.
0.80%, 05/28/25 (Call 04/28/25)	1,582	1,471,321
1.70%, 05/28/30 (Call 02/28/30)	1,300	1,023,814
1.75%, 08/18/31 (Call 05/18/31)	661	498,922
2.55%, 05/28/40 (Call 11/28/39)	954	605,457
2.63%, 04/01/30 (Call 01/01/30)	717	598,745
2.70%, 05/28/50 (Call 11/28/49)	428	248,193
2.75%, 06/03/26	1,239	1,160,719
3.00%, 12/15/26	1,313	1,222,701
3.45%, 03/15/29 (Call 12/15/28)	1,382	1,254,980
3.60%, 09/15/28 (Call 06/15/28)(c)	992	916,947
3.90%, 03/15/39 (Call 09/15/38)	280	219,033
4.00%, 12/15/36	567	471,219
4.00%, 03/15/49 (Call 09/15/48)	751	556,365
4.10%, 09/15/38 (Call 03/15/38)	825	665,571
4.13%, 12/15/46	985	745,487
4.20%, 09/15/48 (Call 03/15/48)	994	761,695
4.30%, 06/15/43	748	592,686
4.40%, 05/15/44	1,016	822,560
5.60%, 09/15/40	477	447,070
7.20%, 03/15/39	1,594	1,751,486
Pfizer Investment Enterprises Pte Ltd.
4.45%, 05/19/26 (Call 04/19/26)	2,740	2,674,509
4.45%, 05/19/28 (Call 04/19/28)	3,815	3,644,972
4.65%, 05/19/30 (Call 03/19/30)	2,770	2,604,396
4.75%, 05/19/33 (Call 02/19/33)	3,605	3,308,738

Security	Par (000)	Value

Pharmaceuticals (continued)
5.11%, 05/19/43 (Call 11/19/42)	$1,190	$1,044,481
5.30%, 05/19/53 (Call 11/19/52)	5,295	4,632,367
5.34%, 05/19/63 (Call 11/19/62)	1,714	1,468,332
Pfizer Investment Enterprises Pte. Ltd., 4.65%, 05/19/25	2,690	2,655,958
Pharmacia LLC, 6.60%, 12/01/28	218	227,177
PRA Health Sciences Inc., 2.88%, 07/15/26 (Call 12/01/23)(b)	475	436,178
Prestige Brands Inc.
3.75%, 04/01/31 (Call 04/01/26)(b)	451	358,757
5.13%, 01/15/28 (Call 12/01/23)(b)	300	277,033
Sanofi, 3.63%, 06/19/28 (Call 03/19/28)	726	677,465
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/26 (Call 06/23/26)	1,619	1,507,213
Takeda Pharmaceutical Co. Ltd.
2.05%, 03/31/30 (Call 12/31/29)	1,303	1,030,096
3.03%, 07/09/40 (Call 01/09/40)	1,056	694,349
3.18%, 07/09/50 (Call 01/09/50)	1,408	834,737
3.38%, 07/09/60 (Call 01/09/60)	735	419,839
5.00%, 11/26/28 (Call 08/26/28)	1,693	1,634,316
Teva Pharmaceutical Finance Co. LLC, 6.15%, 02/01/36(c)	1,022	855,177
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26	2,565	2,252,518
4.10%, 10/01/46(c)	1,413	850,077
4.75%, 05/09/27 (Call 02/09/27)	615	556,975
5.13%, 05/09/29 (Call 02/09/29)(c)	415	361,123
6.75%, 03/01/28 (Call 12/01/27)(c)	1,000	956,395
7.88%, 09/15/29 (Call 06/15/29)	600	590,399
8.13%, 09/15/31 (Call 06/15/31)	200	197,908
Utah Acquisition Sub Inc.
3.95%, 06/15/26 (Call 03/15/26)	1,093	1,023,289
5.25%, 06/15/46 (Call 12/15/45)	705	493,197
Viatris Inc.
1.65%, 06/22/25 (Call 05/22/25)	757	703,003
2.30%, 06/22/27 (Call 04/22/27)	680	582,523
2.70%, 06/22/30 (Call 03/22/30)	651	500,167
3.85%, 06/22/40 (Call 12/22/39)	1,083	672,991
4.00%, 06/22/50 (Call 12/22/49)	1,514	868,813
Wyeth LLC
5.95%, 04/01/37	1,726	1,699,885
6.00%, 02/15/36	617	612,478
6.50%, 02/01/34	766	790,278
Zhangzhou Jiulongjiang Group Co. Ltd., 4.70%, 07/27/25(d)	400	389,248
Zoetis Inc.
2.00%, 05/15/30 (Call 02/15/30)	624	491,365
3.00%, 09/12/27 (Call 06/12/27)	963	874,441
3.00%, 05/15/50 (Call 11/15/49)	380	227,972
3.90%, 08/20/28 (Call 05/20/28)	576	535,136
3.95%, 09/12/47 (Call 03/12/47)	455	325,819
4.45%, 08/20/48 (Call 02/20/48)	370	285,989
4.50%, 11/13/25 (Call 08/13/25)	635	619,374
4.70%, 02/01/43 (Call 08/01/42)	884	725,244
5.40%, 11/14/25 (Call 10/14/25)	10	9,927

		274,024,213

Pipelines — 1.1%
Abu Dhabi Crude Oil Pipeline LLC
3.65%, 11/02/29(d)	600	536,725
4.60%, 11/02/47(d)	1,800	1,473,057

S C H E D U L E O F I N V E S T M E N T S	119

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
Acu Petroleo Luxembourg Sarl, 7.50%, 07/13/35 (Call 01/13/27)(d)	$491	$442,594
AI Candelaria Spain SLU, 5.75%, 06/15/33 (Call 06/15/28)(d)	500	341,173
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 06/15/29 (Call 06/15/24)(b)	551	502,196
5.75%, 03/01/27 (Call 11/16/23)(b)	505	483,090
5.75%, 01/15/28 (Call 11/16/23)(b)	485	455,308
7.88%, 05/15/26 (Call 11/16/23)(b)	380	383,533
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.63%, 07/15/26 (Call 12/01/23)(b)	248	241,348
7.63%, 12/15/25 (Call 12/01/23)(b)	445	445,588
Boardwalk Pipelines LP
3.40%, 02/15/31 (Call 11/15/30)	695	566,936
3.60%, 09/01/32 (Call 06/01/32)	70	55,535
4.45%, 07/15/27 (Call 04/15/27)	565	529,468
4.80%, 05/03/29 (Call 02/03/29)	429	394,823
4.95%, 12/15/24 (Call 09/15/24)	389	383,125
5.95%, 06/01/26 (Call 03/01/26)	668	662,323
Buckeye Partners LP
3.95%, 12/01/26 (Call 09/01/26)	455	414,931
4.13%, 03/01/25 (Call 02/01/25)(b)	365	348,052
4.13%, 12/01/27 (Call 09/01/27)	295	256,420
4.50%, 03/01/28 (Call 12/01/27)(b)	365	319,424
5.60%, 10/15/44 (Call 04/15/44)	247	165,867
5.85%, 11/15/43 (Call 05/15/43)	325	229,776
6.75%, 08/15/33	130	112,800
Cameron LNG LLC
2.90%, 07/15/31 (Call 04/15/31)(b)	628	504,999
3.30%, 01/15/35 (Call 09/15/34)(b)	947	725,078
3.40%, 01/15/38 (Call 07/15/37)(b)	745	565,340
3.70%, 01/15/39 (Call 07/15/38)(b)	820	604,962
Cheniere Corpus Christi Holdings LLC
2.74%, 12/31/39 (Call 07/04/39)	760	549,305
3.70%, 11/15/29 (Call 05/18/29)	871	759,225
5.13%, 06/30/27 (Call 01/01/27)	879	848,242
5.88%, 03/31/25 (Call 10/02/24)	1,272	1,265,538
Cheniere Energy Inc., 4.63%, 10/15/28 (Call 11/13/23)	1,481	1,353,457
Cheniere Energy Partners LP
3.25%, 01/31/32 (Call 01/31/27)	930	720,399
4.00%, 03/01/31 (Call 03/01/26)	1,110	929,247
4.50%, 10/01/29 (Call 10/01/24)	1,195	1,069,996
5.95%, 06/30/33 (Call 12/30/32)(b)	162	151,577
CNPC Global Capital Ltd.
1.35%, 06/23/25 (Call 05/23/25)(d)	400	372,723
2.00%, 06/23/30 (Call 03/23/30)(d)	1,400	1,127,913
CNX Midstream Partners LP, 4.75%, 04/15/30 (Call 04/15/25)(b)	310	255,487
Colonial Enterprises Inc., 3.25%, 05/15/30
(Call 02/15/30)(b)	471	396,974
Colonial Pipeline Co.
3.75%, 10/01/25 (Call 07/01/25)(b)	80	76,496
4.20%, 04/15/43 (Call 10/15/42)(b)	71	51,465
4.25%, 04/15/48 (Call 10/15/47)(b)	725	521,809
7.63%, 04/15/32(b)	15	15,954
Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp., 4.15%, 08/15/26 (Call 05/15/26)(b)	553	522,819

Security	Par (000)	Value

Pipelines (continued)
Columbia Pipeline Group Inc.
4.50%, 06/01/25 (Call 03/01/25)	$519	$506,380
5.80%, 06/01/45 (Call 12/01/44)	362	306,660
Columbia Pipelines Holding Co. LLC
6.04%, 08/15/28 (Call 07/15/28)(b)	845	830,476
6.05%, 08/15/26 (Call 07/15/26)(b)	220	219,507
Columbia Pipelines Operating Co. LLC
5.93%, 08/15/30 (Call 06/15/30)(b)	450	434,521
6.04%, 11/15/33 (Call 08/15/33)(b)	815	774,106
6.50%, 08/15/43 (Call 02/15/43)(b)	645	600,619
6.54%, 11/15/53 (Call 05/15/53)(b)	895	823,546
6.71%, 08/15/63 (Call 02/15/63)(b)	840	778,481
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31 (Call 06/15/26)(b)	1,030	898,940
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.63%, 05/01/27 (Call 11/16/23)(b)	470	452,057
5.75%, 04/01/25 (Call 12/01/23)	370	365,392
6.00%, 02/01/29 (Call 02/01/24)(b)	515	496,822
7.38%, 02/01/31 (Call 02/01/26)(b)	440	445,040
8.00%, 04/01/29 (Call 04/01/24)(b)	330	337,761
DCP Midstream Operating LP
3.25%, 02/15/32 (Call 08/15/31)	260	204,577
5.13%, 05/15/29 (Call 02/15/29)	590	556,454
5.38%, 07/15/25 (Call 04/15/25)	800	790,571
5.60%, 04/01/44 (Call 10/01/43)	440	370,839
5.63%, 07/15/27 (Call 04/15/27)	708	695,388
6.45%, 11/03/36(b)	564	538,469
6.75%, 09/15/37(b)	297	292,764
8.13%, 08/16/30	310	337,693
Delek Logistics Partners LP/Delek Logistics Finance Corp.
6.75%, 05/15/25 (Call 12/01/23)	181	178,681
7.13%, 06/01/28 (Call 06/01/24)(b)	310	283,110
DT Midstream Inc.
4.13%, 06/15/29 (Call 06/15/24)(b)	845	727,045
4.30%, 04/15/32 (Call 01/15/32)(b)	85	71,340
4.38%, 06/15/31 (Call 06/15/26)(b)	745	619,402
Eastern Gas Transmission & Storage Inc.
3.00%, 11/15/29 (Call 08/15/29)	584	489,315
4.60%, 12/15/44 (Call 06/15/44)	430	318,801
4.80%, 11/01/43 (Call 05/01/43)	212	164,661
EIG Pearl Holdings Sarl
3.55%, 08/31/36(d)	1,000	781,725
4.39%, 11/30/46(d)	1,065	730,267
El Paso Natural Gas Co. LLC, 3.50%, 02/15/32 (Call 11/15/31)(b)	545	432,203
Enbridge Energy Partners LP
5.50%, 09/15/40 (Call 03/15/40)	460	388,729
5.88%, 10/15/25 (Call 07/15/25)	555	553,723
7.38%, 10/15/45 (Call 04/15/45)	310	317,510
Series B, 7.50%, 04/15/38	127	130,351
Enbridge Inc.
1.60%, 10/04/26 (Call 09/04/26)	600	532,641
2.50%, 01/15/25 (Call 12/15/24)	688	659,913
2.50%, 02/14/25	170	162,576
2.50%, 08/01/33 (Call 05/01/33)	905	653,487
3.13%, 11/15/29 (Call 08/15/29)	609	515,494
3.40%, 08/01/51 (Call 02/01/51)	600	355,212
3.70%, 07/15/27 (Call 04/15/27)	774	714,445
4.00%, 11/15/49 (Call 05/15/49)	375	249,449
4.25%, 12/01/26 (Call 09/01/26)	668	634,478

120	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
4.50%, 06/10/44 (Call 12/10/43)	$500	$364,719
5.50%, 12/01/46 (Call 06/01/46)	658	549,408
5.70%, 03/08/33 (Call 12/08/32)	940	879,211
5.97%, 03/08/26 (Call 03/08/24)	335	332,584
Energy Transfer LP
2.90%, 05/15/25 (Call 04/15/25)	570	542,923
3.75%, 05/15/30 (Call 02/15/30)	1,028	878,966
3.90%, 07/15/26 (Call 04/15/26)	580	547,726
4.00%, 10/01/27 (Call 07/01/27)	364	335,099
4.05%, 03/15/25 (Call 12/15/24)	581	564,900
4.15%, 09/15/29 (Call 06/15/29)	457	406,349
4.20%, 04/15/27 (Call 01/15/27)	480	449,248
4.40%, 03/15/27 (Call 12/15/26)	602	567,136
4.75%, 01/15/26 (Call 10/15/25)	770	747,391
4.90%, 03/15/35 (Call 09/15/34)	530	449,006
4.95%, 05/15/28 (Call 02/15/28)	647	611,849
4.95%, 06/15/28 (Call 03/15/28)	614	580,275
4.95%, 01/15/43 (Call 07/15/42)	265	199,043
5.00%, 05/15/44 (Call 11/15/43)	507	380,872
5.00%, 05/15/50 (Call 11/15/49)	1,586	1,188,962
5.15%, 02/01/43 (Call 08/01/42)	442	340,536
5.15%, 03/15/45 (Call 09/15/44)	638	494,399
5.25%, 04/15/29 (Call 01/15/29)	962	913,140
5.30%, 04/01/44 (Call 10/01/43)	280	220,066
5.30%, 04/15/47 (Call 10/15/46)	753	583,399
5.35%, 05/15/45 (Call 11/15/44)	609	478,415
5.40%, 10/01/47 (Call 04/01/47)	1,158	912,026
5.50%, 06/01/27 (Call 03/01/27)	572	557,640
5.55%, 02/15/28 (Call 01/15/28)	830	806,123
5.75%, 02/15/33 (Call 11/15/32)	815	762,897
5.95%, 12/01/25 (Call 09/01/25)	820	815,683
5.95%, 10/01/43 (Call 04/01/43)	320	270,551
6.00%, 06/15/48 (Call 12/15/47)	840	715,299
6.05%, 12/01/26 (Call 11/01/26)	600	599,236
6.05%, 06/01/41 (Call 12/01/40)	280	242,937
6.10%, 12/01/28 (Call 11/01/28)	635	627,441
6.10%, 02/15/42	244	214,165
6.13%, 12/15/45 (Call 06/15/45)	837	722,750
6.25%, 04/15/49 (Call 10/15/48)	1,337	1,179,109
6.40%, 12/01/30 (Call 10/01/30)	670	662,276
6.50%, 02/01/42 (Call 08/01/41)	680	628,137
6.55%, 12/01/33 (Call 09/01/33)	700	689,675
6.63%, 10/15/36	452	435,196
7.50%, 07/01/38	530	541,253
Series 20Y, 5.80%, 06/15/38 (Call 12/15/37)	227	198,548
EnLink Midstream LLC
5.38%, 06/01/29 (Call 03/01/29)	360	329,802
5.63%, 01/15/28 (Call 07/15/27)(b)	395	372,502
6.50%, 09/01/30 (Call 03/01/30)(b)	720	691,644
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)	327	314,466
4.85%, 07/15/26 (Call 04/15/26)	363	342,162
5.05%, 04/01/45 (Call 10/01/44)	335	242,531
5.45%, 06/01/47 (Call 12/01/46)	375	281,643
5.60%, 04/01/44 (Call 10/01/43)	276	217,474
Enterprise Products Operating LLC
2.80%, 01/31/30 (Call 10/31/29)	1,275	1,065,834
3.13%, 07/31/29 (Call 04/30/29)	710	616,334
3.20%, 02/15/52 (Call 08/15/51)	633	382,832
3.30%, 02/15/53 (Call 08/15/52)	675	413,480
3.70%, 02/15/26 (Call 11/15/25)	109	104,209

Security	Par (000)	Value

Pipelines (continued)
3.70%, 01/31/51 (Call 07/31/50)	$854	$572,089
3.75%, 02/15/25 (Call 11/15/24)	982	956,082
3.95%, 02/15/27 (Call 11/15/26)	453	428,516
3.95%, 01/31/60 (Call 07/31/59)	777	523,343
4.15%, 10/16/28 (Call 07/16/28)	1,374	1,277,100
4.20%, 01/31/50 (Call 07/31/49)	944	692,040
4.25%, 02/15/48 (Call 08/15/47)	1,201	900,121
4.45%, 02/15/43 (Call 08/15/42)	995	784,531
4.80%, 02/01/49 (Call 08/01/48)	792	640,182
4.85%, 08/15/42 (Call 02/15/42)	627	524,959
4.85%, 03/15/44 (Call 09/15/43)	971	803,839
4.90%, 05/15/46 (Call 11/15/45)	1,025	843,740
4.95%, 10/15/54 (Call 04/15/54)	408	329,841
5.05%, 01/10/26	695	686,791
5.10%, 02/15/45 (Call 08/15/44)	665	565,783
5.35%, 01/31/33 (Call 10/31/32)	705	671,770
5.38%, 02/15/78 (Call 02/15/28), (3-mo. SOFR + 2.832%)(a)	600	512,407
5.70%, 02/15/42	351	321,719
5.95%, 02/01/41	457	433,208
6.13%, 10/15/39	195	188,784
6.45%, 09/01/40	597	594,194
7.55%, 04/15/38	462	502,902
Series D, 6.88%, 03/01/33	380	400,016
Series E, 5.25%, 08/16/77 (Call 08/16/27), (3-mo. SOFR + 3.295%)(a)	527	452,763
Series H, 6.65%, 10/15/34	372	385,633
EQM Midstream Partners LP
4.13%, 12/01/26 (Call 09/01/26)	370	343,667
4.50%, 01/15/29 (Call 07/15/28)(b)	675	591,456
4.75%, 01/15/31 (Call 07/15/30)(b)	814	681,757
5.50%, 07/15/28 (Call 04/15/28)	625	583,588
6.00%, 07/01/25 (Call 04/01/25)(b)	295	289,368
6.50%, 07/01/27 (Call 01/01/27)(b)	660	644,618
6.50%, 07/15/48 (Call 01/15/48)	405	341,757
7.50%, 06/01/27 (Call 06/01/24)(b)	385	382,436
7.50%, 06/01/30 (Call 12/01/29)(b)	370	364,185
Fermaca Enterprises S de Real de CV, 6.38%, 03/30/38 (Call 09/30/37)(d)	376	355,287
Flex Intermediate Holdco LLC
3.36%, 06/30/31 (Call 12/30/30)(b)	612	461,830
4.32%, 12/30/39 (Call 06/30/39)(b)	525	340,825
FLNG Liquefaction 2 LLC, 4.13%, 03/31/38(b)	186	152,107
FLNG Liquefaction 3 LLC, 5.55%, 03/31/39(b)	53	50,864
Florida Gas Transmission Co. LLC
2.30%, 10/01/31 (Call 07/01/31)(b)	205	152,309
2.55%, 07/01/30 (Call 04/01/30)(b)	825	650,117
4.35%, 07/15/25 (Call 04/15/25)(b)	716	692,741
FTAI Infra Escrow Holdings LLC, 10.50%, 06/01/27 (Call 06/01/25)(b)	415	406,517
Galaxy Pipeline Assets Bidco Ltd.
1.75%, 09/30/27(d)	517	475,010
2.16%, 03/31/34(d)	1,019	825,341
2.63%, 03/31/36(d)	1,400	1,053,490
2.94%, 09/30/40(d)	1,493	1,101,965
3.25%, 09/30/40(d)	900	625,516
Genesis Energy LP/Genesis Energy Finance Corp.
6.25%, 05/15/26 (Call 12/01/23)	255	243,242
6.50%, 10/01/25 (Call 12/01/23)	395	387,069
7.75%, 02/01/28 (Call 12/01/23)	500	471,544

S C H E D U L E O F I N V E S T M E N T S	121

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
8.00%, 01/15/27 (Call 01/15/24)	$740	$711,673
8.88%, 04/15/30 (Call 04/15/26)	385	373,552
Global Partners LP/GLP Finance Corp.
6.88%, 01/15/29 (Call 01/15/24)	275	244,429
7.00%, 08/01/27 (Call 11/16/23)	270	254,405
GNL Quintero SA, 4.63%, 07/31/29(d)	565	535,350
Gray Oak Pipeline LLC
2.60%, 10/15/25 (Call 09/15/25)(b)	325	300,750
3.45%, 10/15/27 (Call 08/15/27)(b)	431	380,388
Greensaif Pipelines Bidco Sarl
6.13%, 02/23/38(d)	1,200	1,115,985
6.51%, 02/23/42(d)	1,200	1,115,872
Gulfstream Natural Gas System LLC
4.60%, 09/15/25 (Call 06/15/25)(b)	565	545,288
6.19%, 11/01/25(b)	216	214,118
Harvest Midstream I LP, 7.50%, 09/01/28 (Call 12/01/23)(b)	619	588,350
Hess Midstream Operations LP
4.25%, 02/15/30 (Call 02/15/25)(b)	596	512,271
5.13%, 06/15/28 (Call 12/01/23)(b)	430	398,628
5.50%, 10/15/30 (Call 10/15/25)(b)	340	311,168
5.63%, 02/15/26 (Call 12/01/23)(b)	580	565,114
Holly Energy Partners LP/Holly Energy Finance Corp.
5.00%, 02/01/28 (Call 11/16/23)(b)	370	342,692
6.38%, 04/15/27 (Call 04/15/24)(b)	250	243,471
Howard Midstream Energy Partners LLC
6.75%, 01/15/27 (Call 01/15/24)(b)	315	298,840
8.88%, 07/15/28 (Call 07/15/25)(b)	425	428,568
ITT Holdings LLC, 6.50%, 08/01/29 (Call 08/01/24)(b)	925	776,001
KazTransGas JSC, 4.38%, 09/26/27(d)	600	546,546
Kinder Morgan Energy Partners LP
4.70%, 11/01/42 (Call 05/01/42)	220	163,421
5.00%, 08/15/42 (Call 02/15/42)	655	510,683
5.00%, 03/01/43 (Call 09/01/42)	385	297,271
5.40%, 09/01/44 (Call 03/01/44)	635	511,290
5.50%, 03/01/44 (Call 09/01/43)	564	460,063
5.63%, 09/01/41	360	299,382
5.80%, 03/15/35	142	129,945
6.38%, 03/01/41	313	284,576
6.50%, 02/01/37	320	303,545
6.50%, 09/01/39	475	440,159
6.55%, 09/15/40	315	292,531
6.95%, 01/15/38	777	770,542
7.30%, 08/15/33	305	313,678
7.40%, 03/15/31	114	117,806
7.50%, 11/15/40	199	200,510
7.75%, 03/15/32	148	155,174
Kinder Morgan Inc.
1.75%, 11/15/26 (Call 10/15/26)	315	279,011
2.00%, 02/15/31 (Call 11/15/30)	770	575,631
3.25%, 08/01/50 (Call 02/01/50)	605	342,335
3.60%, 02/15/51 (Call 08/15/50)	635	382,501
4.30%, 06/01/25 (Call 03/01/25)	1,306	1,271,100
4.30%, 03/01/28 (Call 12/01/27)	815	760,052
4.80%, 02/01/33 (Call 11/01/32)	660	578,022
5.05%, 02/15/46 (Call 08/15/45)	391	298,434
5.20%, 06/01/33 (Call 03/01/33)	920	828,333
5.20%, 03/01/48 (Call 09/01/47)	743	577,919
5.30%, 12/01/34 (Call 06/01/34)	1,082	957,036

Security	Par (000)	Value

Pipelines (continued)
5.45%, 08/01/52 (Call 02/01/52)	$475	$383,636
5.55%, 06/01/45 (Call 12/01/44)	1,365	1,123,423
7.75%, 01/15/32	763	810,443
7.80%, 08/01/31	528	558,905
Kinetik Holdings LP, 5.88%, 06/15/30 (Call 06/15/25)(b)	750	696,195
Magellan Midstream Partners LP
3.25%, 06/01/30 (Call 03/01/30)(c)	240	199,573
3.95%, 03/01/50 (Call 09/01/49)	655	413,439
4.20%, 10/03/47 (Call 04/03/47)	445	294,430
4.25%, 09/15/46 (Call 03/15/46)	366	246,914
4.85%, 02/01/49 (Call 08/01/48)	350	259,241
5.00%, 03/01/26 (Call 12/01/25)	525	512,249
5.15%, 10/15/43 (Call 04/15/43)	525	417,553
Martin Midstream Partners LP/Martin Midstream Finance Corp., 11.50%, 02/15/28 (Call 08/15/25)(b)(c)	295	289,631
Midwest Connector Capital Co. LLC, 4.63%, 04/01/29 (Call 01/01/29)(b)	927	836,064
MPLX LP
1.75%, 03/01/26 (Call 02/01/26)	1,462	1,326,181
2.65%, 08/15/30 (Call 05/15/30)	1,013	800,467
4.00%, 02/15/25 (Call 11/15/24)	290	282,314
4.00%, 03/15/28 (Call 12/15/27)	1,159	1,061,956
4.13%, 03/01/27 (Call 12/01/26)	945	888,184
4.25%, 12/01/27 (Call 09/01/27)	527	490,134
4.50%, 04/15/38 (Call 10/15/37)	1,209	943,165
4.70%, 04/15/48 (Call 10/15/47)	1,001	723,837
4.80%, 02/15/29 (Call 11/15/28)	487	455,745
4.88%, 12/01/24 (Call 09/01/24)	980	966,870
4.88%, 06/01/25 (Call 03/01/25)	1,130	1,108,123
4.90%, 04/15/58 (Call 10/15/57)	515	363,775
4.95%, 09/01/32 (Call 06/01/32)	695	617,513
4.95%, 03/14/52 (Call 09/14/51)	807	598,746
5.00%, 03/01/33 (Call 12/01/32)	490	434,106
5.20%, 03/01/47 (Call 09/01/46)	730	565,935
5.20%, 12/01/47 (Call 06/01/47)	460	355,601
5.50%, 02/15/49 (Call 08/15/48)	1,299	1,049,793
5.65%, 03/01/53 (Call 09/01/52)	415	341,397
New Fortress Energy Inc.
6.50%, 09/30/26 (Call 12/01/23)(b)	1,100	984,718
6.75%, 09/15/25 (Call 11/21/23)(b)	950	881,813
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26 (Call 12/01/23)(b)	1,550	1,513,454
NGL Energy Partners LP/NGL Energy Finance Corp.
6.13%, 03/01/25 (Call 12/01/23)	205	200,647
7.50%, 04/15/26 (Call 12/01/23)	245	232,958
NGPL PipeCo LLC
3.25%, 07/15/31 (Call 04/15/31)(b)	190	148,446
4.88%, 08/15/27 (Call 02/15/27)(b)	783	734,610
7.77%, 12/15/37(b)	542	542,767
Northern Natural Gas Co.
3.40%, 10/16/51 (Call 04/16/51)(b)	454	263,400
4.30%, 01/15/49 (Call 07/15/48)(b)	510	352,388
Northriver Midstream Finance LP, 5.63%, 02/15/26 (Call 12/01/23)(b)	405	384,331
Northwest Pipeline LLC, 4.00%, 04/01/27 (Call 01/01/27)	303	283,965
NuStar Logistics LP
5.63%, 04/28/27 (Call 01/28/27)	400	379,658

122	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
5.75%, 10/01/25 (Call 07/01/25)	$442	$428,934
6.00%, 06/01/26 (Call 03/01/26)	332	321,412
6.38%, 10/01/30 (Call 04/01/30)	450	416,649
ONEOK Inc.
2.20%, 09/15/25 (Call 08/15/25)	15	13,980
3.10%, 03/15/30 (Call 12/15/29)	461	380,424
3.40%, 09/01/29 (Call 06/01/29)	688	588,962
4.00%, 07/13/27 (Call 04/13/27)	470	437,182
4.35%, 03/15/29 (Call 12/15/28)	567	515,464
4.45%, 09/01/49 (Call 03/01/49)	670	459,021
4.50%, 03/15/50 (Call 09/15/49)	365	252,396
4.55%, 07/15/28 (Call 04/15/28)	528	492,534
4.90%, 03/15/25 (Call 12/15/24)	640	628,833
4.95%, 07/13/47 (Call 01/06/47)	673	503,432
5.20%, 07/15/48 (Call 01/15/48)	593	458,700
5.55%, 11/01/26 (Call 10/01/26)	950	938,537
5.65%, 11/01/28 (Call 10/01/28)	725	707,581
5.80%, 11/01/30 (Call 09/01/30)	435	418,892
5.85%, 01/15/26 (Call 12/15/25)	419	418,176
6.00%, 06/15/35	148	138,207
6.05%, 09/01/33 (Call 06/01/33)	950	910,978
6.10%, 11/15/32 (Call 08/15/32)	600	578,572
6.35%, 01/15/31 (Call 10/15/30)	540	533,593
6.63%, 09/01/53 (Call 03/01/53)	525	490,570
7.15%, 01/15/51 (Call 07/15/50)	369	360,279
ONEOK Partners LP
6.13%, 02/01/41 (Call 08/01/40)	387	350,881
6.20%, 09/15/43 (Call 03/15/43)	443	397,796
6.65%, 10/01/36	510	493,073
6.85%, 10/15/37	350	343,877
Peru LNG Srl, 5.38%, 03/22/30(d)	600	460,317
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/29 (Call 09/15/29)	489	415,366
3.60%, 11/01/24 (Call 08/01/24)	660	643,569
3.80%, 09/15/30 (Call 06/15/30)	691	582,369
4.30%, 01/31/43 (Call 07/31/42)	370	249,608
4.50%, 12/15/26 (Call 09/15/26)	518	493,557
4.65%, 10/15/25 (Call 07/15/25)	1,105	1,070,437
4.70%, 06/15/44 (Call 12/15/43)	375	263,100
4.90%, 02/15/45 (Call 08/15/44)	520	374,805
5.15%, 06/01/42 (Call 12/01/41)	514	390,689
6.65%, 01/15/37	410	388,576
Rockies Express Pipeline LLC
3.60%, 05/15/25 (Call 04/15/25)(b)	340	321,748
4.80%, 05/15/30 (Call 02/15/30)(b)	275	230,346
4.95%, 07/15/29 (Call 04/15/29)(b)	415	366,789
6.88%, 04/15/40(b)	405	337,335
7.50%, 07/15/38(b)	195	179,001
Sabal Trail Transmission LLC
4.25%, 05/01/28 (Call 02/01/28)(b)	558	519,074
4.68%, 05/01/38 (Call 11/01/37)(b)	495	413,096
4.83%, 05/01/48 (Call 11/01/47)(b)	483	364,334
Sabine Pass Liquefaction LLC
4.20%, 03/15/28 (Call 09/15/27)	1,023	941,369
4.50%, 05/15/30 (Call 11/15/29)	735	659,559
5.00%, 03/15/27 (Call 09/15/26)	1,267	1,220,011
5.63%, 03/01/25 (Call 12/01/24)	981	974,617
5.88%, 06/30/26 (Call 12/31/25)	924	917,036
5.90%, 09/15/37 (Call 03/15/37)	470	452,135

Security	Par (000)	Value

Pipelines (continued)
Southern Gas Corridor CJSC, 6.88%, 03/24/26(d)	$1,550	$1,528,899
Southern Natural Gas Co. LLC, 4.80%, 03/15/47 (Call 09/15/46)(b)	602	437,858
Spectra Energy Partners LP
3.38%, 10/15/26 (Call 07/15/26)	573	533,262
3.50%, 03/15/25 (Call 12/15/24)	490	472,853
4.50%, 03/15/45 (Call 09/15/44)	596	430,218
5.95%, 09/25/43 (Call 03/25/43)	405	354,478
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
5.75%, 04/15/25 (Call 12/01/23)(c)	205	193,317
9.00%, 10/15/26 (Call 12/01/23)(b)(g)	575	552,025
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
5.50%, 01/15/28 (Call 12/01/23)(b)	540	475,246
6.00%, 03/01/27 (Call 12/01/23)(b)	330	302,858
6.00%, 12/31/30 (Call 12/31/25)(b)	520	440,814
6.00%, 09/01/31 (Call 09/01/26)(b)	345	290,322
7.50%, 10/01/25 (Call 12/01/23)(b)	445	439,512
Targa Resources Corp.
4.00%, 01/15/32 (Call 07/15/26)	425	350,697
4.20%, 02/01/33 (Call 11/01/32)	500	414,596
4.88%, 02/01/31 (Call 02/01/26)	880	779,600
4.95%, 04/15/52 (Call 10/15/51)	665	486,350
5.00%, 01/15/28 (Call 12/01/23)	660	622,862
5.20%, 07/01/27 (Call 06/01/27)	460	445,138
5.50%, 03/01/30 (Call 03/01/25)	815	752,400
6.13%, 03/15/33 (Call 12/15/32)	605	579,605
6.25%, 07/01/52 (Call 01/01/52)	475	416,537
6.50%, 07/15/27 (Call 12/01/23)	845	835,232
6.50%, 02/15/53 (Call 08/15/52)	556	507,564
6.88%, 01/15/29 (Call 01/15/24)	440	438,227
TC PipeLines LP
3.90%, 05/25/27 (Call 02/25/27)	92	85,242
4.38%, 03/13/25 (Call 12/13/24)	136	132,851
Tennessee Gas Pipeline Co. LLC
2.90%, 03/01/30 (Call 12/01/29)(b)	965	790,091
7.00%, 03/15/27	140	143,207
7.00%, 10/15/28	85	87,076
7.63%, 04/01/37	65	69,147
Texas Eastern Transmission LP
3.50%, 01/15/28 (Call 10/15/27)(b)	14	12,683
4.15%, 01/15/48 (Call 07/15/47)(b)	527	364,348
7.00%, 07/15/32	60	62,737
TMS Issuer Sarl, 5.78%, 08/23/32(d)	1,000	971,753
TransCanada PipeLines Ltd.
2.50%, 10/12/31 (Call 07/12/31)	540	407,391
4.10%, 04/15/30 (Call 01/15/30)	1,008	884,643
4.25%, 05/15/28 (Call 02/15/28)	835	771,875
4.63%, 03/01/34 (Call 12/01/33)	1,096	928,348
4.75%, 05/15/38 (Call 11/15/37)	410	326,301
4.88%, 01/15/26 (Call 10/15/25)	828	807,922
4.88%, 05/15/48 (Call 11/15/47)	625	473,661
5.00%, 10/16/43 (Call 04/16/43)	849	672,289
5.10%, 03/15/49 (Call 09/15/48)(c)	604	472,899
5.60%, 03/31/34	104	94,854
5.85%, 03/15/36	497	457,830
6.10%, 06/01/40	643	592,494
6.20%, 03/09/26 (Call 03/09/24)	150	149,688
6.20%, 10/15/37	840	783,795
7.25%, 08/15/38	500	515,105

S C H E D U L E O F I N V E S T M E N T S	123

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
7.63%, 01/15/39	$536	$567,155
Transcontinental Gas Pipe Line Co. LLC
3.25%, 05/15/30 (Call 02/15/30)	793	663,943
3.95%, 05/15/50 (Call 11/15/49)	360	244,443
4.00%, 03/15/28 (Call 12/15/27)	704	647,573
4.45%, 08/01/42 (Call 02/01/42)	376	283,744
4.60%, 03/15/48 (Call 09/15/47)	530	400,200
5.40%, 08/15/41 (Call 02/15/41)	378	322,023
7.85%, 02/01/26 (Call 11/01/25)	643	663,899
TransMontaigne Partners LP/TLP Finance Corp., 6.13%, 02/15/26 (Call 11/16/23)	220	188,579
Transportadora de Gas del Peru SA, 4.25%, 04/30/28(d)	600	566,178
Transportadora de Gas del Sur SA, 6.75%, 05/02/25 (Call 11/10/23)(d)	300	276,351
Transportadora de Gas Internacional SA ESP, 5.55%, 11/01/28 (Call 08/01/28)(d)	400	370,065
Valero Energy Partners LP, 4.50%, 03/15/28 (Call 12/15/27)	612	575,976
Venture Global Calcasieu Pass LLC
3.88%, 11/01/33 (Call 05/01/33)(b)	955	723,574
6.25%, 01/15/30 (Call 10/15/29)(b)	745	702,849
3.88%, 08/15/29 (Call 02/15/29)(b)	924	770,867
4.13%, 08/15/31 (Call 02/15/31)(b)	926	745,961
Venture Global LNG Inc.
8.13%, 06/01/28 (Call 06/01/25)(b)	1,705	1,655,349
8.38%, 06/01/31 (Call 06/01/26)(b)	1,700	1,622,445
9.50%, 02/01/29 (Call 11/01/28)(b)	1,830	1,856,183
9.88%, 02/01/32 (Call 02/01/27)(b)	1,100	1,115,659
Western Midstream Operating LP
3.10%, 02/01/25 (Call 01/01/25)	595	571,818
3.95%, 06/01/25 (Call 03/01/25)	330	317,423
4.05%, 02/01/30 (Call 11/01/29)	942	815,745
4.50%, 03/01/28 (Call 12/01/27)	405	373,334
4.65%, 07/01/26 (Call 04/01/26)	522	499,932
4.75%, 08/15/28 (Call 05/15/28)	475	441,632
5.25%, 02/01/50 (Call 08/01/49)	717	527,198
5.30%, 03/01/48 (Call 09/01/47)	640	477,912
5.45%, 04/01/44 (Call 10/01/43)	415	318,653
5.50%, 08/15/48 (Call 02/15/48)	330	248,538
6.15%, 04/01/33 (Call 01/01/33)	280	264,052
6.35%, 01/15/29 (Call 12/15/28)	90	89,457
Williams Companies Inc. (The)
2.60%, 03/15/31 (Call 12/15/30)	50	39,000
3.50%, 11/15/30 (Call 08/15/30)	1,182	995,819
3.50%, 10/15/51 (Call 04/15/51)	355	215,046
3.75%, 06/15/27 (Call 03/15/27)	811	749,259
3.90%, 01/15/25 (Call 10/15/24)	375	365,153
4.00%, 09/15/25 (Call 06/15/25)	680	654,032
4.65%, 08/15/32 (Call 05/15/32)	550	485,053
4.85%, 03/01/48 (Call 09/01/47)	693	530,474
4.90%, 01/15/45 (Call 07/15/44)	468	361,460
5.10%, 09/15/45 (Call 03/15/45)	724	582,092
5.30%, 08/15/28 (Call 07/15/28)	1,000	964,091
5.30%, 08/15/52 (Call 02/15/52)	415	337,426
5.40%, 03/02/26	380	375,493
5.40%, 03/04/44 (Call 09/04/43)	341	283,492
5.65%, 03/15/33 (Call 12/15/32)	815	769,013
5.75%, 06/24/44 (Call 12/24/43)	570	496,666
5.80%, 11/15/43 (Call 05/15/43)	294	255,988
6.30%, 04/15/40	906	854,619
8.75%, 03/15/32	130	145,149

Security	Par (000)	Value

Pipelines (continued)
Series A, 7.50%, 01/15/31	$79	$82,605

		234,097,374

Private Equity — 0.0%
Apollo Management Holdings LP
2.65%, 06/05/30 (Call 03/05/30)(b)	743	586,475
4.40%, 05/27/26 (Call 02/27/26)(b)	165	156,758
4.87%, 02/15/29 (Call 11/15/28)(b)	215	200,965
5.00%, 03/15/48 (Call 09/15/47)(b)(c)	120	92,018
Carlyle Finance LLC, 5.65%, 09/15/48 (Call 03/15/48)(b)	450	354,545
Carlyle Finance Subsidiary LLC, 3.50%, 09/19/29 (Call 06/19/29)(b)	885	781,203
Carlyle Holdings II Finance LLC, 5.63%, 03/30/43(b)	25	20,290
KKR Group Finance Co. III LLC, 5.13%, 06/01/44 (Call 12/01/43)(b)	400	316,168
KKR Group Finance Co. VI LLC, 3.75%, 07/01/29 (Call 04/01/29)(b)	878	764,649
KKR Group Finance Co. VII LLC, 3.63%, 02/25/50 (Call 08/25/49)(b)	510	305,409
KKR Group Finance Co. VIII LLC, 3.50%, 08/25/50 (Call 02/25/50)(b)	830	487,767
KKR Group Finance Co. X LLC, 3.25%, 12/15/51 (Call 06/15/51)(b)	170	93,922

		4,160,169

Real Estate — 0.2%
Agile Group Holdings Ltd., 5.75%, 01/02/25 (Call 11/30/23)(d)(j)(k)	200	22,379
Aldar Investment Properties Sukuk Ltd., 4.88%, 05/24/33(d)	400	364,789
Aldar Sukuk Ltd., 4.75%, 09/29/25(d)	400	388,857
Aldar Sukuk No. 2 Ltd., 3.88%, 10/22/29(d)	400	354,053
Anywhere Real Estate Group LLC/Anywhere Co.-Issuer Corp., 7.00%, 04/15/30 (Call 04/15/25)(b)(c)	965	758,666
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26(d)	600	538,877
Arabian Centres Sukuk Ltd., 5.38%, 11/26/24(d)	400	383,908
Arada Sukuk Ltd., 8.13%, 06/08/27(d)	400	404,801
Aroundtown SA, 5.38%, 03/21/29 (Call 12/21/28)(d)	1,000	771,936
Brookfield Asset Management Inc., 4.00%, 01/15/25 (Call 10/15/24)	530	515,837
CBRE Services Inc.
2.50%, 04/01/31 (Call 01/01/31)	413	310,898
4.88%, 03/01/26 (Call 12/01/25)	754	729,023
5.95%, 08/15/34 (Call 05/15/34)	430	390,574
Central Plaza Development Ltd.
3.85%, 07/14/25(d)	600	420,011
4.65%, 01/19/26 (Call 10/19/25)(d)	200	130,227
5.75%, (Call 11/14/24), (5-year CMT + 8.066%)(a)(d)(f)	200	148,420
China Overseas Finance Cayman III Ltd., 6.38%, 10/29/43(d)	200	174,563
China Overseas Finance Cayman VI Ltd., 6.45%, 06/11/34(d)	600	560,586
China Overseas Finance Cayman VII Ltd., 4.75%, 04/26/28(d)	600	555,733
China Overseas Finance Cayman VIII Ltd.
2.38%, 03/02/25(d)	400	378,495
2.75%, 03/02/30(d)	400	316,675
3.45%, 07/15/29(d)	250	211,714

124	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate (continued)
China Overseas Grand Oceans Finance IV Cayman Ltd., 2.45%, 02/09/26 (Call 11/09/25)(d)	$600	$492,781
China Resources Land Ltd., 3.75%, (Call 12/09/24), (5-year CMT + 5.139%)(a)(d)(f)	1,400	1,341,181
CK Property Finance MTN Ltd., 1.38%, 06/30/26(d)	400	356,147
Corp Inmobiliaria Vesta SAB de CV, 3.63%, 05/13/31 (Call 02/13/31)(d)	200	158,630
Cushman & Wakefield U.S. Borrower LLC
6.75%, 05/15/28 (Call 12/01/23)(b)(c)	478	436,204
8.88%, 09/01/31 (Call 09/01/26)(b)	325	308,255
Dar Al-Arkan Sukuk Co. Ltd.
6.75%, 02/15/25(d)	600	593,035
8.00%, 02/25/29(d)	200	196,264
DIFC Sukuk Ltd., 4.33%, 11/12/24(d)	400	390,516
Ease Trade Global Ltd., 4.00%, 11/10/25(d)	800	736,324
Elect Global Investments Ltd., 4.10%, (Call 06/03/25), (5-year CMT + 2.887%)(a)(d)(f)	400	316,000
Emaar Sukuk Ltd.
3.64%, 09/15/26(d)	600	560,945
3.70%, 07/06/31(d)	200	171,955
3.88%, 09/17/29(d)	500	448,775
Essential Properties LP, 2.95%, 07/15/31 (Call 04/15/31)	527	376,566
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25 (Call 12/01/23)(b)(c)	455	429,456
Franshion Brilliant Ltd., 4.25%, 07/23/29(d)	800	439,913
Fuqing Investment management Co., 3.25%, 06/23/25(d)	200	121,273
GAIF Bond Issuer Pty Ltd., 3.40%, 09/30/26 (Call 06/30/26)(b)	690	642,316
Goodman HK Finance, 3.00%, 07/22/30 (Call 04/22/30)(d)	235	187,464
Greentown China Holdings Ltd., 2.30%, 01/27/25(d)	400	361,838
Greystar Real Estate Partners LLC, 7.75%, 09/01/30 (Call 09/01/26)(b)	295	289,805
Hongkong Land Finance Cayman Islands Co. Ltd. (The)
2.25%, 07/15/31 (Call 04/15/31)(d)	800	602,265
2.88%, 05/27/30 (Call 02/27/30)(d)	400	327,264
4.50%, 10/07/25(d)	300	292,583
Howard Hughes Corp. (The)
4.13%, 02/01/29 (Call 02/01/24)(b)	480	389,319
4.38%, 02/01/31 (Call 02/01/26)(b)	485	372,613
5.38%, 08/01/28 (Call 12/01/23)(b)	540	475,191
Huafa 2020 I Co. Ltd., 2.80%, 11/04/25(d)	400	361,710
Hunt Companies Inc., 5.25%, 04/15/29 (Call 04/15/24)(b)	475	374,512
Huzhou City Investment Development Group
Co. Ltd., 2.85%, 01/25/25(d)	200	191,505
Hysan MTN Ltd.
2.82%, 09/04/29(d)	400	326,382
2.88%, 06/02/27 (Call 03/02/27)(d)	400	354,629
IFC Development Corporate Treasury Ltd., 3.63%, 04/17/29(d)	400	356,379
Kennedy-Wilson Inc.
4.75%, 03/01/29 (Call 03/01/24)	450	341,421
4.75%, 02/01/30 (Call 09/01/24)	440	320,540
5.00%, 03/01/31 (Call 03/01/26)(c)	450	322,799

Security	Par (000)	Value

Real Estate (continued)
Longfor Group Holdings Ltd.
3.95%, 09/16/29(d)	$800	$288,733
4.50%, 01/16/28(d)	400	165,121
LOTTE Property & Development Co. Ltd., 4.50%, 08/01/25(d)	200	195,009
MAF Global Securities Ltd., 7.88%, (Call 06/30/27), (5-year CMT + 4.893%)(a)(d)(f)	400	395,159
MAF Sukuk Ltd.
3.93%, 02/28/30(d)	600	527,879
4.50%, 11/03/25(d)	200	193,251
4.64%, 05/14/29(d)	400	369,358
5.00%, 06/01/33	400	363,710
Mirvac Group Finance Ltd., 3.63%, 03/18/27 (Call 12/18/26)(d)	200	183,579
Nan Fung Treasury Ltd.
3.63%, 08/27/30(d)	400	314,815
3.88%, 10/03/27	200	177,436
5.00%, 09/05/28(d)	400	362,158
Ontario Teachers’ Cadillac Fairview Properties Trust
2.50%, 10/15/31 (Call 07/15/31)(b)	1,110	820,141
3.88%, 03/20/27 (Call 12/20/26)(b)	1,325	1,212,624
4.13%, 02/01/29 (Call 11/01/28)(b)	1,191	1,055,170
Powerlong Real Estate Holdings Ltd., 5.95%, 04/30/25 (Call 12/13/23)(d)	200	17,009
Realogy Group LLC/Realogy Co-Issuer Corp.
5.25%, 04/15/30 (Call 04/15/25)(b)	337	210,624
5.75%, 01/15/29 (Call 01/15/24)(b)	84	53,100
RKPF Overseas 2020 A Ltd.
5.13%, 07/26/26 (Call 07/26/24)(d)	400	114,863
5.20%, 01/12/26 (Call 01/12/24)(d)	200	62,506
Sinochem Offshore Capital Co. Ltd.
1.50%, 11/24/24 (Call 10/24/24)(d)	200	190,653
1.50%, 09/23/26 (Call 08/23/26)(d)	400	352,634
1.63%, 10/29/25(d)	200	183,249
2.25%, 11/24/26 (Call 10/24/26)(d)	600	537,169
2.38%, 09/23/31 (Call 06/23/31)(d)	600	448,763
Sinochem Overseas Capital Co. Ltd., 6.30%, 11/12/40(b)(c)	300	280,028
Sun Hung Kai Properties Capital Market Ltd.
2.75%, 05/13/30 (Call 02/13/30)(d)	400	324,779
2.88%, 01/21/30(d)	800	660,552
3.75%, 02/25/29(d)	200	179,171
Swire Properties MTN Financing Ltd., 3.63%, 01/13/26(d)	600	572,838
Vanke Real Estate Hong Kong Co. Ltd.
3.15%, 05/12/25(d)	200	110,923
3.50%, 11/12/29(d)	200	72,440
3.98%, 11/09/27(d)	800	354,553
Westwood Group Holdings Ltd., 2.80%, 01/20/26(d)	400	355,805
Wharf REIC Finance BVI Ltd.
2.38%, 05/07/25(d)	200	188,860
2.88%, 05/07/30(d)	800	651,494
3.50%, 01/17/28(d)	250	225,475
Yan Gang Ltd., 1.90%, 03/23/26(d)	400	361,403
Yanlord Land HK Co. Ltd., 5.13%, 05/20/26 (Call 05/20/24)(d)	400	200,610

		36,929,421

S C H E D U L E O F I N V E S T M E N T S	125

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts — 1.0%
Agree LP
2.00%, 06/15/28 (Call 04/15/28)	$435	$356,338
2.60%, 06/15/33 (Call 03/15/33)	40	28,445
2.90%, 10/01/30 (Call 07/01/30)	226	180,012
4.80%, 10/01/32 (Call 07/01/32)	55	47,674
Alexandria Real Estate Equities Inc.
1.88%, 02/01/33 (Call 11/01/32)	983	669,776
2.00%, 05/18/32 (Call 02/18/32)	760	534,258
2.75%, 12/15/29 (Call 09/15/29)	450	366,545
2.95%, 03/15/34 (Call 12/15/33)	660	481,340
3.00%, 05/18/51 (Call 11/18/50)	667	353,328
3.38%, 08/15/31 (Call 05/15/31)	435	352,979
3.45%, 04/30/25 (Call 02/28/25)	515	495,365
3.55%, 03/15/52 (Call 09/15/51)	480	286,348
3.80%, 04/15/26 (Call 02/15/26)	720	683,763
3.95%, 01/15/27 (Call 10/15/26)	410	383,278
3.95%, 01/15/28 (Call 10/15/27)	622	570,475
4.00%, 02/01/50 (Call 08/01/49)	516	336,036
4.30%, 01/15/26 (Call 10/15/25)	186	179,163
4.50%, 07/30/29 (Call 04/30/29)	721	654,583
4.70%, 07/01/30 (Call 04/01/30)	383	342,725
4.75%, 04/15/35 (Call 01/15/35)	425	359,009
4.85%, 04/15/49 (Call 10/15/48)	100	73,771
4.90%, 12/15/30 (Call 09/15/30)	720	656,130
5.15%, 04/15/53 (Call 10/15/52)	420	331,320
American Assets Trust LP, 3.38%, 02/01/31 (Call 11/01/30)	600	431,525
American Homes 4 Rent LP
2.38%, 07/15/31 (Call 04/15/31)	185	137,758
3.38%, 07/15/51 (Call 01/15/51)	195	109,436
3.63%, 04/15/32 (Call 01/15/32)	95	76,597
4.25%, 02/15/28 (Call 11/15/27)	485	445,202
4.90%, 02/15/29 (Call 11/15/28)	220	204,877
American Tower Corp.
1.30%, 09/15/25 (Call 08/15/25)	526	480,750
1.45%, 09/15/26 (Call 08/15/26)	695	609,847
1.50%, 01/31/28 (Call 11/30/27)	565	464,885
1.60%, 04/15/26 (Call 03/15/26)	570	510,518
1.88%, 10/15/30 (Call 07/15/30)	697	515,182
2.10%, 06/15/30 (Call 03/15/30)	671	511,121
2.30%, 09/15/31 (Call 06/15/31)	740	545,410
2.40%, 03/15/25 (Call 02/15/25)	726	689,457
2.70%, 04/15/31 (Call 01/15/31)	575	444,548
2.75%, 01/15/27 (Call 11/15/26)	615	552,529
2.90%, 01/15/30 (Call 10/15/29)	694	566,268
2.95%, 01/15/25 (Call 12/15/24)	526	506,256
2.95%, 01/15/51 (Call 07/15/50)	845	449,796
3.10%, 06/15/50 (Call 12/15/49)	1,022	563,919
3.13%, 01/15/27 (Call 10/15/26)	350	317,841
3.38%, 10/15/26 (Call 07/15/26)	645	597,056
3.55%, 07/15/27 (Call 04/15/27)	614	559,003
3.60%, 01/15/28 (Call 10/15/27)	529	476,016
3.65%, 03/15/27 (Call 02/15/27)	535	492,572
3.70%, 10/15/49 (Call 04/15/49)	656	405,842
3.80%, 08/15/29 (Call 05/15/29)	1,097	960,019
3.95%, 03/15/29 (Call 12/15/28)	567	505,045
4.00%, 06/01/25 (Call 03/01/25)	726	701,567
4.05%, 03/15/32 (Call 12/15/31)	394	330,579
4.40%, 02/15/26 (Call 11/15/25)	573	551,672
5.25%, 07/15/28 (Call 06/15/28)	540	515,368
5.50%, 03/15/28 (Call 02/15/28)	561	543,534

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
5.55%, 07/15/33 (Call 04/15/33)	$390	$359,146
5.65%, 03/15/33 (Call 12/15/32)	520	483,849
5.80%, 11/15/28 (Call 10/15/28)	725	708,100
5.90%, 11/15/33 (Call 08/15/33)	740	698,825
Apollo Commercial Real Estate Finance Inc., 4.63%, 06/15/29 (Call 06/15/24)(b)	395	302,749
AvalonBay Communities Inc.
1.90%, 12/01/28 (Call 10/01/28)	760	634,394
2.05%, 01/15/32 (Call 10/15/31)	680	512,716
2.30%, 03/01/30 (Call 12/01/29)	247	197,992
2.45%, 01/15/31 (Call 10/17/30)	843	665,416
2.90%, 10/15/26 (Call 07/15/26)	251	232,447
2.95%, 05/11/26 (Call 02/11/26)	300	280,275
3.20%, 01/15/28 (Call 10/15/27)	28	25,354
3.30%, 06/01/29 (Call 03/01/29)	267	233,396
3.35%, 05/15/27 (Call 02/15/27)	139	128,117
3.45%, 06/01/25 (Call 03/03/25)	234	225,444
3.50%, 11/15/24 (Call 08/15/24)	595	581,016
3.50%, 11/15/25 (Call 08/15/25)	130	124,034
3.90%, 10/15/46 (Call 04/15/46)	215	145,650
4.15%, 07/01/47 (Call 01/01/47)	200	143,467
4.35%, 04/15/48 (Call 10/18/47)	126	90,516
5.00%, 02/15/33 (Call 11/15/32)	55	51,085
Blackstone Mortgage Trust Inc., 3.75%, 01/15/27 (Call 10/15/26)(b)(c)	325	270,495
Boston Properties LP
2.45%, 10/01/33 (Call 07/01/33)	675	438,694
2.55%, 04/01/32 (Call 01/01/32)	752	520,920
2.75%, 10/01/26 (Call 07/01/26)	600	530,452
2.90%, 03/15/30 (Call 12/15/29)	626	478,563
3.20%, 01/15/25 (Call 10/15/24)	635	607,657
3.25%, 01/30/31 (Call 10/30/30)	1,010	765,802
3.40%, 06/21/29 (Call 03/21/29)	820	663,978
3.65%, 02/01/26 (Call 11/03/25)	875	813,252
4.50%, 12/01/28 (Call 09/01/28)	703	618,016
6.50%, 01/15/34 (Call 10/15/33)	5	4,567
6.75%, 12/01/27 (Call 11/01/27)	265	260,625
Brandywine Operating Partnership LP
3.95%, 11/15/27 (Call 08/15/27)	330	273,901
4.55%, 10/01/29 (Call 07/01/29)(c)	292	223,744
7.80%, 03/15/28 (Call 02/15/28)(c)	255	230,072
Brixmor Operating Partnership LP
2.25%, 04/01/28 (Call 02/01/28)	220	183,669
2.50%, 08/16/31 (Call 05/16/31)	360	264,747
3.85%, 02/01/25 (Call 11/01/24)	290	279,338
3.90%, 03/15/27 (Call 12/15/26)	550	503,246
4.05%, 07/01/30 (Call 04/01/30)	914	778,792
4.13%, 06/15/26 (Call 03/15/26)	415	390,215
4.13%, 05/15/29 (Call 02/15/29)	165	144,546
Broadstone Net Lease LLC, 2.60%, 09/15/31 (Call 06/15/31)	610	421,867
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL
4.50%, 04/01/27 (Call 12/01/23)(b)	545	454,192
5.75%, 05/15/26 (Call 11/13/23)(b)	700	641,238
Camden Property Trust
2.80%, 05/15/30 (Call 02/15/30)	877	724,636
3.15%, 07/01/29 (Call 04/01/29)	285	247,502
3.35%, 11/01/49 (Call 05/01/49)	120	74,903
4.10%, 10/15/28 (Call 07/15/28)	262	241,553
5.85%, 11/03/26 (Call 10/03/26)	205	205,135

126	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Champion MTN Ltd., 2.95%, 06/15/30(d)	$400	$313,158
Cibanco SA Ibm/PLA Administradora Industrial S de RL de CV, 4.96%, 07/18/29 (Call 04/18/29)(d)	400	355,954
CMT MTN Pte Ltd., 3.61%, 04/04/29(d)	200	180,539
Corporate Office Properties LP
2.00%, 01/15/29 (Call 11/15/28)	705	534,897
2.25%, 03/15/26 (Call 02/15/26)	40	36,147
2.75%, 04/15/31 (Call 01/15/31)	95	69,563
2.90%, 12/01/33 (Call 09/01/33)	245	166,530
Crown Castle Inc.
2.90%, 04/01/41 (Call 10/01/40)	970	584,476
3.25%, 01/15/51 (Call 07/15/50)	741	419,365
4.75%, 05/15/47 (Call 11/15/46)	414	306,373
4.80%, 09/01/28 (Call 08/01/28)	625	584,341
5.00%, 01/11/28 (Call 12/11/27)	575	545,630
5.10%, 05/01/33 (Call 02/01/33)	595	528,450
Crown Castle International Corp.
1.05%, 07/15/26 (Call 06/15/26)	915	799,843
1.35%, 07/15/25 (Call 06/15/25)	480	442,577
2.10%, 04/01/31 (Call 01/01/31)	772	571,136
2.25%, 01/15/31 (Call 10/15/30)	740	557,795
2.50%, 07/15/31 (Call 04/15/31)	620	468,235
2.90%, 03/15/27 (Call 02/15/27)	395	353,865
3.10%, 11/15/29 (Call 08/15/29)	222	184,098
3.30%, 07/01/30 (Call 04/01/30)	832	683,355
3.65%, 09/01/27 (Call 06/01/27)	909	826,034
3.70%, 06/15/26 (Call 03/15/26)	707	664,203
3.80%, 02/15/28 (Call 11/15/27)	927	835,802
4.00%, 03/01/27 (Call 12/01/26)	387	360,266
4.00%, 11/15/49 (Call 05/15/49)	295	191,514
4.15%, 07/01/50 (Call 01/01/50)	315	210,144
4.30%, 02/15/29 (Call 11/15/28)	715	647,804
4.45%, 02/15/26 (Call 11/15/25)	688	662,586
5.20%, 02/15/49 (Call 08/15/48)	389	306,356
CTR Partnership LP/CareTrust Capital Corp., 3.88%, 06/30/28 (Call 03/30/28)(b)	300	254,094
CubeSmart LP
2.00%, 02/15/31 (Call 11/15/30)	60	44,327
2.25%, 12/15/28 (Call 10/15/28)	920	760,040
2.50%, 02/15/32 (Call 11/15/31)	655	485,584
3.00%, 02/15/30 (Call 11/15/29)	85	69,487
3.13%, 09/01/26 (Call 06/01/26)	310	285,309
4.00%, 11/15/25 (Call 08/15/25)	420	402,200
4.38%, 02/15/29 (Call 11/15/28)	67	60,971
Digital Realty Trust LP
3.60%, 07/01/29 (Call 04/01/29)	844	732,142
3.70%, 08/15/27 (Call 05/15/27)	785	717,227
4.45%, 07/15/28 (Call 04/15/28)	563	520,812
5.55%, 01/15/28 (Call 12/15/27)	665	644,518
Diversified Healthcare Trust
4.38%, 03/01/31 (Call 09/01/30)	365	251,255
4.75%, 02/15/28 (Call 08/15/27)(c)	377	274,625
9.75%, 06/15/25 (Call 11/16/23)	351	340,625
EPR Properties
3.60%, 11/15/31 (Call 08/15/31)	340	244,799
3.75%, 08/15/29 (Call 05/15/29)	490	386,791
4.50%, 04/01/25 (Call 01/01/25)	255	246,215
4.50%, 06/01/27 (Call 03/01/27)	370	326,137
4.75%, 12/15/26 (Call 09/15/26)	280	255,282
4.95%, 04/15/28 (Call 01/15/28)	315	274,400

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Equinix Inc.
1.00%, 09/15/25 (Call 08/15/25)	$994	$905,425
1.25%, 07/15/25 (Call 06/15/25)	325	299,808
1.45%, 05/15/26 (Call 04/15/26)	600	536,036
1.55%, 03/15/28 (Call 01/15/28)	525	435,404
1.80%, 07/15/27 (Call 05/15/27)	425	363,992
2.00%, 05/15/28 (Call 03/15/28)	469	391,636
2.15%, 07/15/30 (Call 04/15/30)	1,158	888,561
2.50%, 05/15/31 (Call 02/15/31)	430	328,200
2.63%, 11/18/24 (Call 10/18/24)	291	280,989
2.90%, 11/18/26 (Call 09/18/26)	581	529,747
2.95%, 09/15/51 (Call 03/15/51)	555	298,484
3.00%, 07/15/50 (Call 01/15/50)	547	298,576
3.20%, 11/18/29 (Call 08/18/29)	802	677,629
3.40%, 02/15/52 (Call 08/15/51)	360	213,045
3.90%, 04/15/32 (Call 01/15/32)	25	20,802
ERP Operating LP
1.85%, 08/01/31 (Call 05/01/31)	285	210,945
2.50%, 02/15/30 (Call 11/15/29)	231	187,632
2.85%, 11/01/26 (Call 08/01/26)	764	702,134
3.00%, 07/01/29 (Call 04/01/29)	525	451,307
3.25%, 08/01/27 (Call 05/01/27)	130	118,235
3.38%, 06/01/25 (Call 03/01/25)	25	24,015
3.50%, 03/01/28 (Call 12/01/27)	287	260,254
4.00%, 08/01/47 (Call 02/01/47)	233	156,867
4.15%, 12/01/28 (Call 09/01/28)	633	585,240
4.50%, 07/01/44 (Call 01/01/44)	398	298,846
4.50%, 06/01/45 (Call 12/01/44)	230	168,154
Essex Portfolio LP
1.65%, 01/15/31 (Call 10/15/30)	232	167,388
1.70%, 03/01/28 (Call 01/01/28)	193	160,129
2.55%, 06/15/31 (Call 03/15/31)	150	114,300
2.65%, 03/15/32 (Call 12/15/31)	559	422,753
3.00%, 01/15/30 (Call 10/15/29)	250	204,057
3.38%, 04/15/26 (Call 01/15/26)	230	216,539
3.50%, 04/01/25 (Call 01/01/25)	82	78,872
3.63%, 05/01/27 (Call 02/01/27)	20	18,351
4.00%, 03/01/29 (Call 12/01/28)	240	215,110
4.50%, 03/15/48 (Call 09/15/47)	340	244,514
Extra Space Storage LP
2.20%, 10/15/30 (Call 07/15/30)	430	326,389
2.35%, 03/15/32 (Call 12/15/31)	205	150,168
2.40%, 10/15/31 (Call 07/15/31)	240	178,979
2.55%, 06/01/31 (Call 03/01/31)	315	239,388
3.50%, 07/01/26 (Call 04/01/26)	656	610,599
3.88%, 12/15/27 (Call 09/15/27)	345	313,688
4.00%, 06/15/29 (Call 03/15/29)	293	260,329
5.50%, 07/01/30 (Call 05/01/30)	250	236,607
5.70%, 04/01/28 (Call 03/01/28)	99	96,476
Federal Realty Investment Trust
1.25%, 02/15/26 (Call 01/15/26)	271	243,437
3.20%, 06/15/29 (Call 03/15/29)	105	89,085
3.25%, 07/15/27 (Call 04/15/27)	275	248,395
3.50%, 06/01/30 (Call 03/01/30)	745	623,837
4.50%, 12/01/44 (Call 06/01/44)	326	229,669
Federal Realty OP LP, 5.38%, 05/01/28 (Call 04/01/28)	260	250,400
Global Net Lease Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27 (Call 09/15/27)(b)	370	280,772

S C H E D U L E O F I N V E S T M E N T S	127

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
GLP Capital LP/GLP Financing II Inc.
3.25%, 01/15/32 (Call 10/15/31)	$405	$306,403
4.00%, 01/15/30 (Call 10/15/29)	570	475,552
4.00%, 01/15/31 (Call 10/15/30)	625	507,587
5.25%, 06/01/25 (Call 03/01/25)	1,118	1,090,254
5.30%, 01/15/29 (Call 10/15/28)	697	636,428
5.38%, 04/15/26 (Call 01/15/26)	917	879,524
5.75%, 06/01/28 (Call 03/03/28)	598	562,192
Goodman U.S. Finance Four LLC, 4.50%, 10/15/37 (Call 04/15/37)(b)	40	30,541
Goodman U.S. Finance Three LLC, 3.70%, 03/15/28 (Call 12/15/27)(b)(c)	505	449,564
HAT Holdings I LLC/HAT Holdings II LLC
3.38%, 06/15/26 (Call 03/15/26)(b)(c)	720	634,131
3.75%, 09/15/30(b)(c)	275	197,921
6.00%, 04/15/25 (Call 12/01/23)(b)(c)	300	291,557
Healthcare Realty Holdings LP
2.00%, 03/15/31 (Call 12/15/30)	601	438,325
3.50%, 08/01/26 (Call 05/01/26)	773	715,628
3.75%, 07/01/27 (Call 04/01/27)	375	342,624
Healthcare Trust of America Holdings LP, 3.10%, 02/15/30 (Call 11/15/29)	260	211,771
Healthpeak Properties Inc.
1.35%, 02/01/27 (Call 01/01/27)	85	73,134
2.13%, 12/01/28 (Call 10/01/28)	400	329,968
2.88%, 01/15/31 (Call 10/15/30)	560	441,417
3.00%, 01/15/30 (Call 10/15/29)	745	612,549
3.25%, 07/15/26 (Call 05/15/26)	629	588,280
3.40%, 02/01/25 (Call 11/01/24)	23	22,222
3.50%, 07/15/29 (Call 04/15/29)	731	632,233
4.00%, 06/01/25 (Call 03/01/25)	80	77,440
6.75%, 02/01/41 (Call 08/01/40)	91	86,982
Healthpeak Properties Interim Inc., 5.25%, 12/15/32 (Call 09/15/32)	700	633,655
Highwoods Realty LP
2.60%, 02/01/31 (Call 11/01/30)	462	323,809
3.05%, 02/15/30 (Call 11/15/29)	555	415,013
4.13%, 03/15/28 (Call 12/15/27)	312	268,642
4.20%, 04/15/29 (Call 01/15/29)	260	218,248
Host Hotels & Resorts LP
Series E, 4.00%, 06/15/25 (Call 03/15/25)	435	417,291
Series F, 4.50%, 02/01/26 (Call 11/01/25)	457	437,096
Series H, 3.38%, 12/15/29 (Call 09/15/29)	265	218,087
Series I, 3.50%, 09/15/30 (Call 06/15/30)	717	579,470
Series J, 2.90%, 12/15/31 (Call 09/15/31)	500	373,321
Hudson Pacific Properties LP
3.25%, 01/15/30 (Call 10/15/29)	680	436,799
3.95%, 11/01/27 (Call 08/01/27)	499	385,117
4.65%, 04/01/29 (Call 01/01/29)(c)	494	353,381
5.95%, 02/15/28 (Call 01/15/28)(c)	180	142,011
Invitation Homes Operating Partnership LP
2.00%, 08/15/31 (Call 05/15/31)	165	118,975
2.30%, 11/15/28 (Call 09/15/28)	325	268,562
2.70%, 01/15/34 (Call 10/15/33)	430	305,433
4.15%, 04/15/32 (Call 01/15/32)	610	509,191
5.45%, 08/15/30 (Call 06/15/30)	360	335,723
5.50%, 08/15/33 (Call 05/15/33)	595	539,612
Iron Mountain Inc.
4.50%, 02/15/31 (Call 02/15/26)(b)	905	740,936
4.88%, 09/15/27 (Call 11/13/23)(b)	745	683,503
4.88%, 09/15/29 (Call 09/15/24)(b)	835	727,689
5.00%, 07/15/28 (Call 11/13/23)(b)	380	340,382

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
5.25%, 03/15/28 (Call 11/13/23)(b)	$625	$572,146
5.25%, 07/15/30 (Call 07/15/25)(b)	1,065	924,750
5.63%, 07/15/32 (Call 07/15/26)(b)	535	457,090
7.00%, 02/15/29 (Call 08/15/25)(b)	820	795,810
Iron Mountain Information Management Services Inc., 5.00%, 07/15/32 (Call 07/15/27)(b)	560	458,664
Kilroy Realty LP
2.50%, 11/15/32 (Call 08/15/32)	495	327,330
2.65%, 11/15/33 (Call 08/15/33)	515	336,390
3.05%, 02/15/30 (Call 11/15/29)	420	323,151
3.45%, 12/15/24 (Call 09/15/24)	170	163,528
4.25%, 08/15/29 (Call 05/15/29)	462	386,152
4.38%, 10/01/25 (Call 07/01/25)	389	371,421
4.75%, 12/15/28 (Call 09/15/28)	220	193,360
Kimco Realty Corp.
1.90%, 03/01/28 (Call 01/01/28)	330	274,121
2.25%, 12/01/31 (Call 09/01/31)	250	182,837
2.70%, 10/01/30 (Call 07/01/30)	570	448,621
2.80%, 10/01/26 (Call 07/01/26)	333	304,081
3.20%, 04/01/32 (Call 01/01/32)	25	19,547
3.30%, 02/01/25 (Call 12/01/24)	315	303,519
3.70%, 10/01/49 (Call 04/01/49)	145	90,104
3.80%, 04/01/27 (Call 01/01/27)	115	105,714
4.13%, 12/01/46 (Call 06/01/46)	237	156,976
4.25%, 04/01/45 (Call 10/01/44)	350	243,912
4.45%, 09/01/47 (Call 03/01/47)	295	208,668
4.60%, 02/01/33 (Call 11/01/32)	235	203,005
Kimco Realty OP LLC, 6.40%, 03/01/34 (Call 12/01/33)	175	171,662
Kite Realty Group LP, 4.00%, 10/01/26 (Call 07/01/26)	245	223,120
Kite Realty Group Trust, 4.75%, 09/15/30 (Call 06/15/30)	228	198,146
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
4.25%, 02/01/27 (Call 12/01/23)(b)	495	434,653
4.75%, 06/15/29 (Call 06/15/24)(b)	490	394,921
5.25%, 10/01/25 (Call 11/16/23)(b)	300	285,500
Link Finance Cayman 2009 Ltd. (The)
2.75%, 01/19/32(d)	600	466,787
2.88%, 07/21/26(d)	400	371,385
LXP Industrial Trust
2.38%, 10/01/31 (Call 07/01/31)	75	53,616
2.70%, 09/15/30 (Call 06/15/30)	130	98,739
Mid-America Apartments LP
1.10%, 09/15/26 (Call 08/15/26)	435	382,409
1.70%, 02/15/31 (Call 11/15/30)	470	349,728
2.75%, 03/15/30 (Call 12/15/29)	353	289,899
2.88%, 09/15/51 (Call 03/15/51)	120	65,611
3.60%, 06/01/27 (Call 03/01/27)	289	268,563
3.95%, 03/15/29 (Call 12/15/28)	315	286,791
4.00%, 11/15/25 (Call 08/15/25)	926	892,669
4.20%, 06/15/28 (Call 03/15/28)	622	579,609
MPT Operating Partnership LP/MPT Finance Corp.
3.50%, 03/15/31 (Call 03/15/26)	935	568,716
4.63%, 08/01/29 (Call 08/01/24)	649	450,997
5.00%, 10/15/27 (Call 12/01/23)	1,025	794,054
5.25%, 08/01/26 (Call 12/01/23)(c)	378	326,003
National Health Investors Inc., 3.00%, 02/01/31 (Call 11/01/30)	558	402,045

128	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Necessity Retail REIT Inc./American Finance Operating Partner LP (The), 4.50%, 09/30/28 (Call 06/30/28)(b)	$365	$273,196
New Residential Investment Corp., 6.25%, 10/15/25 (Call 12/01/23)(b)	400	379,955
NNN REIT Inc.
2.50%, 04/15/30 (Call 01/15/30)	412	327,250
3.00%, 04/15/52 (Call 10/15/51)	60	32,025
3.10%, 04/15/50 (Call 10/15/49)	380	208,267
3.50%, 10/15/27 (Call 07/15/27)	185	167,844
3.50%, 04/15/51 (Call 10/15/50)	135	80,730
3.60%, 12/15/26 (Call 09/15/26)	442	409,976
4.00%, 11/15/25 (Call 08/15/25)	115	110,290
4.30%, 10/15/28 (Call 07/15/28)	130	118,585
4.80%, 10/15/48 (Call 04/15/48)	283	209,118
5.60%, 10/15/33 (Call 07/15/33)	310	285,461
Oaktree Specialty Lending Corp., 7.10%, 02/15/29 (Call 01/15/29)	510	486,583
Office Properties Income Trust
2.40%, 02/01/27 (Call 01/01/27)	290	162,010
2.65%, 06/15/26 (Call 05/15/26)	220	144,896
3.45%, 10/15/31 (Call 07/15/31)	295	146,757
4.50%, 02/01/25 (Call 11/01/24)	495	427,701
Omega Healthcare Investors Inc.
3.25%, 04/15/33 (Call 01/15/33)	435	309,615
3.38%, 02/01/31 (Call 11/01/30)	385	296,032
3.63%, 10/01/29 (Call 07/01/29)	415	337,366
4.50%, 01/15/25 (Call 10/15/24)	20	19,404
4.50%, 04/01/27 (Call 01/01/27)	630	579,976
4.75%, 01/15/28 (Call 10/15/27)	538	491,157
5.25%, 01/15/26 (Call 10/15/25)	590	569,002
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
4.88%, 05/15/29 (Call 05/15/24)(b)	545	457,086
5.88%, 10/01/28 (Call 12/01/23)(b)	590	531,374
7.50%, 06/01/25 (Call 12/01/23)(b)	475	471,096
Phillips Edison Grocery Center Operating Partnership I LP, 2.63%, 11/15/31 (Call 08/15/31)	565	406,332
Physicians Realty LP
2.63%, 11/01/31 (Call 08/01/31)	550	404,712
3.95%, 01/15/28 (Call 10/15/27)	120	107,731
4.30%, 03/15/27 (Call 12/15/26)	240	223,078
Piedmont Operating Partnership LP
2.75%, 04/01/32 (Call 01/01/32)	20	12,791
3.15%, 08/15/30 (Call 05/15/30)	305	212,013
9.25%, 07/20/28 (Call 06/20/28)	10	9,960
Prologis LP
1.25%, 10/15/30 (Call 07/15/30)	571	417,776
1.63%, 03/15/31 (Call 12/15/30)	235	173,036
1.75%, 07/01/30 (Call 04/01/30)	413	315,163
1.75%, 02/01/31 (Call 11/01/30)	395	295,465
2.13%, 04/15/27 (Call 02/15/27)	448	397,301
2.13%, 10/15/50 (Call 04/15/50)	578	270,810
2.25%, 04/15/30 (Call 01/15/30)	826	659,917
2.25%, 01/15/32 (Call 10/15/31)	610	459,185
2.88%, 11/15/29 (Call 08/15/29)	380	320,272
3.00%, 04/15/50 (Call 10/15/49)	278	160,228
3.05%, 03/01/50 (Call 09/01/49)	187	108,898
3.25%, 06/30/26 (Call 03/30/26)	172	161,754
3.25%, 10/01/26 (Call 07/01/26)	235	219,807
3.38%, 12/15/27 (Call 09/15/27)	255	232,254

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
3.88%, 09/15/28 (Call 06/15/28)	$485	$444,975
4.00%, 09/15/28 (Call 06/15/28)	212	195,176
4.38%, 02/01/29 (Call 11/01/28)	315	292,469
4.38%, 09/15/48 (Call 03/15/48)	205	149,992
4.63%, 01/15/33 (Call 10/15/32)	315	282,248
4.75%, 06/15/33 (Call 03/15/33)	575	514,937
4.88%, 06/15/28 (Call 05/15/28)	380	365,489
5.13%, 01/15/34 (Call 10/15/33)	455	416,666
5.25%, 06/15/53 (Call 12/15/52)	385	323,995
Public Storage Operating Co.
0.88%, 02/15/26 (Call 01/15/26)	450	403,682
1.50%, 11/09/26 (Call 10/09/26)	525	467,715
1.85%, 05/01/28 (Call 03/01/28)	620	525,298
1.95%, 11/09/28 (Call 09/09/28)	630	527,384
2.25%, 11/09/31 (Call 08/09/31)	535	408,648
2.30%, 05/01/31 (Call 02/01/31)	540	419,598
3.09%, 09/15/27 (Call 06/15/27)	495	453,160
3.39%, 05/01/29 (Call 02/01/29)	930	825,821
5.10%, 08/01/33 (Call 05/01/33)	90	83,411
5.13%, 01/15/29 (Call 12/15/28)	220	214,248
5.35%, 08/01/53 (Call 02/01/53)	85	73,149
Rayonier LP, 2.75%, 05/17/31 (Call 02/17/31)	755	578,150
Realty Income Corp.
0.75%, 03/15/26 (Call 02/15/26)	251	222,022
1.80%, 03/15/33 (Call 12/15/32)	380	258,977
2.20%, 06/15/28 (Call 04/15/28)	458	385,911
2.85%, 12/15/32 (Call 09/15/32)	390	295,432
3.00%, 01/15/27 (Call 10/15/26)	546	497,858
3.10%, 12/15/29 (Call 09/15/29)	315	265,649
3.25%, 06/15/29 (Call 03/15/29)	625	546,022
3.25%, 01/15/31 (Call 10/15/30)	670	549,878
3.40%, 01/15/28 (Call 11/15/27)	459	413,317
3.65%, 01/15/28 (Call 10/15/27)	265	241,164
3.88%, 04/15/25 (Call 02/15/25)	365	353,825
3.95%, 08/15/27 (Call 05/15/27)	545	505,513
4.13%, 10/15/26 (Call 07/15/26)	520	494,660
4.63%, 11/01/25 (Call 09/01/25)	1,044	1,017,294
4.65%, 03/15/47 (Call 09/15/46)	143	112,181
4.70%, 12/15/28 (Call 11/15/28)	360	338,562
4.85%, 03/15/30 (Call 01/15/30)	160	147,785
4.88%, 06/01/26 (Call 03/01/26)	363	353,529
4.90%, 07/15/33 (Call 04/15/33)	545	484,431
5.05%, 01/13/26 (Call 01/13/24)	100	98,151
5.63%, 10/13/32 (Call 07/13/32)	555	524,155
Regency Centers LP
2.95%, 09/15/29 (Call 06/15/29)	245	204,353
3.60%, 02/01/27 (Call 11/01/26)	555	516,332
3.70%, 06/15/30 (Call 03/15/30)	170	144,435
4.13%, 03/15/28 (Call 12/15/27)	230	210,721
4.40%, 02/01/47 (Call 08/01/46)	155	108,633
4.65%, 03/15/49 (Call 09/15/48)	280	202,207
Retail Opportunity Investments Partnership LP, 6.75%, 10/15/28 (Call 09/15/28)	150	145,662
Rexford Industrial Realty LP
2.13%, 12/01/30 (Call 09/01/30)	505	376,254
2.15%, 09/01/31 (Call 06/01/31)	380	275,174
5.00%, 06/15/28 (Call 05/15/28)	230	217,893
RHP Hotel Properties LP/RHP Finance Corp.
4.50%, 02/15/29 (Call 02/15/24)(b)	425	361,879
4.75%, 10/15/27 (Call 12/01/23)	544	494,808
7.25%, 07/15/28 (Call 07/15/25)	270	263,286

S C H E D U L E O F I N V E S T M E N T S	129

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
RLJ Lodging Trust LP
3.75%, 07/01/26 (Call 12/01/23)(b)	$365	$329,379
4.00%, 09/15/29 (Call 09/15/24)(b)	365	297,670
Sabra Health Care LP
3.20%, 12/01/31 (Call 09/01/31)	560	412,444
3.90%, 10/15/29 (Call 07/15/29)	576	475,403
5.13%, 08/15/26 (Call 05/15/26)	632	599,302
Safehold GL Holdings LLC
2.80%, 06/15/31 (Call 03/15/31)	620	456,704
2.85%, 01/15/32 (Call 08/15/31)	35	25,409
SBA Communications Corp.
3.13%, 02/01/29 (Call 02/01/24)	1,110	920,188
3.88%, 02/15/27 (Call 11/13/23)	1,075	980,373
Scentre Group Trust 1/Scentre Group Trust 2
3.25%, 10/28/25 (Call 07/30/25)(b)	150	141,893
3.50%, 02/12/25 (Call 11/14/24)(b)	465	449,475
3.63%, 01/28/26 (Call 12/28/25)(b)	335	317,991
3.75%, 03/23/27 (Call 12/23/26)(b)	440	407,450
4.38%, 05/28/30 (Call 02/28/30)(b)	930	828,687
Scentre Group Trust 2
4.75%, 09/24/80 (Call 06/24/26), (5-year CMT + 4.379%)(a)(b)	1,115	1,000,656
5.13%, 09/24/80 (Call 06/24/30), (5-year CMT + 4.685%)(a)(b)	595	492,418
Service Properties Trust
3.95%, 01/15/28 (Call 07/15/27)	285	212,976
4.38%, 02/15/30 (Call 08/15/29)	290	199,751
4.50%, 03/15/25 (Call 09/15/24)	255	238,088
4.75%, 10/01/26 (Call 08/01/26)	333	282,985
4.95%, 02/15/27 (Call 08/15/26)	285	237,770
4.95%, 10/01/29 (Call 07/01/29)	329	237,095
5.25%, 02/15/26 (Call 08/15/25)	255	228,187
5.50%, 12/15/27 (Call 09/15/27)	345	290,913
7.50%, 09/15/25 (Call 06/15/25)	580	563,529
Simon Property Group LP
1.38%, 01/15/27 (Call 10/15/26)(c)	470	407,495
1.75%, 02/01/28 (Call 11/01/27)	517	434,092
2.20%, 02/01/31 (Call 11/01/30)	495	373,571
2.25%, 01/15/32 (Call 10/15/31)	665	487,432
2.45%, 09/13/29 (Call 06/13/29)	1,189	970,059
2.65%, 07/15/30 (Call 04/15/30)	755	608,708
2.65%, 02/01/32 (Call 12/01/31)	520	395,515
3.25%, 11/30/26 (Call 08/30/26)	485	448,289
3.25%, 09/13/49 (Call 03/13/49)	730	423,026
3.30%, 01/15/26 (Call 10/15/25)	1,281	1,211,702
3.38%, 06/15/27 (Call 03/15/27)	389	355,801
3.38%, 12/01/27 (Call 09/01/27)	409	370,545
3.50%, 09/01/25 (Call 06/01/25)	599	573,917
3.80%, 07/15/50 (Call 01/15/50)	620	394,017
4.25%, 10/01/44 (Call 04/01/44)	482	338,159
4.25%, 11/30/46 (Call 05/30/46)	435	301,474
4.75%, 03/15/42 (Call 09/15/41)	59	45,468
5.50%, 03/08/33 (Call 12/08/32)	525	488,202
5.85%, 03/08/53 (Call 09/03/52)	520	451,881
6.75%, 02/01/40 (Call 11/01/39)	472	463,079
SITE Centers Corp.
3.63%, 02/01/25 (Call 11/01/24)	400	384,638
4.25%, 02/01/26 (Call 11/01/25)	185	174,447
4.70%, 06/01/27 (Call 03/01/27)	490	453,719
Sixth Street Specialty Lending Inc., 6.95%, 08/14/28 (Call 07/14/28)	10	9,722

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Spirit Realty LP
2.10%, 03/15/28 (Call 01/15/28)	$375	$312,538
2.70%, 02/15/32 (Call 11/15/31)	45	33,388
3.20%, 01/15/27 (Call 11/15/26)	212	191,460
3.20%, 02/15/31 (Call 11/15/30)	95	75,085
3.40%, 01/15/30 (Call 10/15/29)	250	207,884
4.00%, 07/15/29 (Call 04/15/29)	595	518,879
4.45%, 09/15/26 (Call 06/15/26)	495	471,487
Starwood Property Trust Inc.
3.63%, 07/15/26 (Call 01/15/26)(b)	310	273,511
3.75%, 12/31/24 (Call 09/30/24)(b)	235	222,298
4.38%, 01/15/27 (Call 07/15/26)(b)	380	327,631
4.75%, 03/15/25 (Call 09/15/24)	370	355,369
STORE Capital Corp.
2.70%, 12/01/31 (Call 09/01/31)	290	193,947
2.75%, 11/18/30 (Call 08/18/30)	400	281,052
4.50%, 03/15/28 (Call 12/15/27)	273	235,981
4.63%, 03/15/29 (Call 12/15/28)	497	419,190
Sun Communities Operating LP
2.30%, 11/01/28 (Call 09/01/28)	470	385,496
2.70%, 07/15/31 (Call 04/15/31)	835	623,989
4.20%, 04/15/32 (Call 01/15/32)	299	246,757
5.70%, 01/15/33 (Call 10/15/32)	350	319,630
Tanger Properties LP
2.75%, 09/01/31 (Call 06/01/31)	25	17,669
3.13%, 09/01/26 (Call 06/01/26)	349	315,284
3.88%, 07/15/27 (Call 04/15/27)	220	193,526
Trust Fibra Uno
4.87%, 01/15/30 (Call 10/30/29)(d)	1,400	1,167,151
5.25%, 12/15/24 (Call 09/15/24)(c)(d)	400	391,160
5.25%, 01/30/26 (Call 10/30/25)(d)	200	190,536
6.39%, 01/15/50 (Call 07/15/49)(d)	600	417,404
6.95%, 01/30/44 (Call 07/30/43)(d)	200	152,834
UDR Inc.
1.90%, 03/15/33 (Call 12/15/32)	180	122,564
2.10%, 08/01/32 (Call 05/01/32)	580	408,965
2.95%, 09/01/26 (Call 06/01/26)	337	311,193
3.00%, 08/15/31 (Call 05/15/31)	680	538,307
3.10%, 11/01/34 (Call 08/01/34)	110	80,787
3.20%, 01/15/30 (Call 10/15/29)	525	441,363
3.50%, 07/01/27 (Call 04/01/27)	490	449,031
3.50%, 01/15/28 (Call 10/15/27)	250	224,726
4.40%, 01/26/29 (Call 10/26/28)	483	440,454
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC, 6.00%, 01/15/30 (Call 01/15/25)(b)(c)	510	313,006
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
4.75%, 04/15/28 (Call 04/15/24)(b)	435	350,158
6.50%, 02/15/29 (Call 02/15/24)(b)(c)	800	519,358
10.50%, 02/15/28 (Call 09/15/25)(b)	1,955	1,883,710
Ventas Realty LP
2.50%, 09/01/31 (Call 06/01/31)	430	323,075
2.65%, 01/15/25 (Call 12/15/24)	224	214,232
3.00%, 01/15/30 (Call 10/15/29)	260	212,286
3.25%, 10/15/26 (Call 07/15/26)	371	340,350
3.50%, 02/01/25 (Call 11/01/24)	371	357,543
3.85%, 04/01/27 (Call 01/01/27)	256	236,402
4.00%, 03/01/28 (Call 12/01/27)	464	422,392
4.13%, 01/15/26 (Call 10/15/25)	350	334,606
4.38%, 02/01/45 (Call 08/01/44)	135	92,246

130	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
4.40%, 01/15/29 (Call 10/15/28)	$688	$628,268
4.75%, 11/15/30 (Call 08/15/30)	390	348,675
4.88%, 04/15/49 (Call 10/15/48)	380	277,184
5.70%, 09/30/43 (Call 03/30/43)	125	103,077
VICI Properties LP
4.38%, 05/15/25	420	406,684
4.75%, 02/15/28 (Call 01/15/28)	720	663,018
4.95%, 02/15/30 (Call 12/15/29)	820	730,776
5.13%, 05/15/32 (Call 02/15/32)	725	625,981
5.63%, 05/15/52 (Call 11/15/51)	495	387,615
VICI Properties LP/VICI Note Co. Inc.
3.50%, 02/15/25 (Call 12/01/23)(b)	856	818,817
3.75%, 02/15/27 (Call 12/01/23)(b)	958	862,549
3.88%, 02/15/29 (Call 11/15/28)(b)	590	501,479
4.13%, 08/15/30 (Call 02/15/25)(b)	750	618,432
4.25%, 12/01/26 (Call 12/01/23)(b)	1,525	1,408,303
4.50%, 09/01/26 (Call 06/01/26)(b)	550	514,866
4.50%, 01/15/28 (Call 10/15/27)(b)	675	610,514
4.63%, 06/15/25 (Call 03/15/25)(b)	540	519,433
4.63%, 12/01/29 (Call 12/01/24)(b)	704	609,127
5.75%, 02/01/27 (Call 11/01/26)(b)	1,043	1,002,252
Vornado Realty LP
2.15%, 06/01/26 (Call 05/01/26)	270	227,456
3.40%, 06/01/31 (Call 03/01/31)	495	342,779
3.50%, 01/15/25 (Call 11/15/24)	375	356,100
WEA Finance LLC
2.88%, 01/15/27 (Call 11/15/26)(b)	865	739,964
3.50%, 06/15/29 (Call 03/15/29)(b)	460	364,955
4.13%, 09/20/28 (Call 06/20/28)(b)	435	367,044
4.63%, 09/20/48 (Call 03/20/48)(b)	295	174,555
WEA Finance LLC/Westfield UK & Europe Finance PLC, 4.75%, 09/17/44 (Call 03/17/44)(b)	314	195,696
Welltower Inc.
2.75%, 01/15/32 (Call 10/15/31)	850	648,578
3.85%, 06/15/32 (Call 03/15/32)	294	244,090
4.00%, 06/01/25 (Call 03/01/25)	1,006	972,790
6.50%, 03/15/41 (Call 09/15/40)	222	210,848
Welltower OP LLC
2.05%, 01/15/29 (Call 11/15/28)	205	166,962
2.70%, 02/15/27 (Call 12/15/26)	400	361,380
2.75%, 01/15/31 (Call 10/15/30)	375	294,396
2.80%, 06/01/31 (Call 03/01/31)	582	455,576
3.10%, 01/15/30 (Call 10/15/29)	345	286,349
4.13%, 03/15/29 (Call 12/15/28)	500	451,122
4.25%, 04/01/26 (Call 01/01/26)	656	628,483
4.25%, 04/15/28 (Call 01/15/28)	585	539,438
4.95%, 09/01/48 (Call 03/01/48)	305	236,477
Weyerhaeuser Co.
3.38%, 03/09/33 (Call 12/09/32)	225	178,498
4.00%, 11/15/29 (Call 08/15/29)	553	490,197
4.00%, 04/15/30 (Call 01/15/30)	458	400,541
4.00%, 03/09/52 (Call 09/09/51)	85	57,983
4.75%, 05/15/26	480	467,277
6.95%, 10/01/27	82	84,782
7.38%, 03/15/32	711	749,817
WP Carey Inc.
2.25%, 04/01/33 (Call 01/01/33)	762	531,335
2.40%, 02/01/31 (Call 11/01/30)	310	235,440
2.45%, 02/01/32 (Call 11/01/31)	255	187,497
3.85%, 07/15/29 (Call 04/15/29)	230	200,677

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
4.00%, 02/01/25 (Call 11/01/24)	$116	$112,858
4.25%, 10/01/26 (Call 07/01/26)	270	257,190
XHR LP
4.88%, 06/01/29 (Call 06/01/24)(b)	365	311,887
6.38%, 08/15/25 (Call 11/13/23)(b)	367	357,464

		213,078,238

Retail — 0.9%
1011778 BC ULC/New Red Finance Inc.
3.50%, 02/15/29 (Call 02/15/24)(b)(c)	555	475,788
3.88%, 01/15/28 (Call 12/01/23)(b)	1,190	1,063,334
4.00%, 10/15/30 (Call 10/15/25)(b)	2,150	1,762,241
4.38%, 01/15/28 (Call 12/01/23)(b)	567	510,560
5.75%, 04/15/25 (Call 12/01/23)(b)	341	338,073
7-Eleven Inc.
0.95%, 02/10/26 (Call 01/10/26)(b)	1,461	1,307,923
1.30%, 02/10/28 (Call 12/10/27)(b)	1,470	1,215,885
1.80%, 02/10/31 (Call 11/10/30)(b)	475	352,862
2.50%, 02/10/41 (Call 08/10/40)(b)	152	88,402
2.80%, 02/10/51 (Call 08/02/50)(b)	907	478,818
99 Escrow Issuer Inc., 7.50%, 01/15/26 (Call 12/01/23)(b)	265	93,923
Abercrombie & Fitch Management Co., 8.75%, 07/15/25 (Call 11/16/23)(b)	195	197,914
Academy Ltd., 6.00%, 11/15/27 (Call 11/15/23)(b)	275	258,814
Advance Auto Parts Inc.
1.75%, 10/01/27 (Call 08/01/27)	285	231,036
3.50%, 03/15/32 (Call 12/15/31)(c)	255	188,735
3.90%, 04/15/30 (Call 01/15/30)(c)	381	309,086
5.90%, 03/09/26(c)	220	213,542
5.95%, 03/09/28 (Call 02/09/28)	250	233,770
Alimentation Couche-Tard Inc.
2.95%, 01/25/30 (Call 10/25/29)(b)	453	374,631
3.44%, 05/13/41 (Call 11/13/40)(b)	535	343,245
3.55%, 07/26/27 (Call 04/26/27)(b)	825	759,203
3.63%, 05/13/51 (Call 11/13/50)(b)	190	112,325
3.80%, 01/25/50 (Call 07/25/49)(b)	554	344,647
4.50%, 07/26/47 (Call 01/26/47)(b)	330	230,150
Arko Corp., 5.13%, 11/15/29 (Call 11/15/24)(b)	330	267,453
Asbury Automotive Group Inc.
4.50%, 03/01/28 (Call 11/13/23)	286	253,905
4.63%, 11/15/29 (Call 11/15/24)(b)(c)	590	498,715
4.75%, 03/01/30 (Call 03/01/25)	313	264,923
5.00%, 02/15/32 (Call 11/15/26)(b)	440	357,476
At Home Group Inc.
4.88%, 07/15/28 (Call 12/01/23)(b)(c)	200	68,397
7.13%, 07/15/29 (Call 07/15/24)(b)	370	77,041
AutoNation Inc.
1.95%, 08/01/28 (Call 06/01/28)	401	322,835
2.40%, 08/01/31 (Call 05/01/31)	480	341,863
3.50%, 11/15/24 (Call 09/15/24)	90	87,135
3.80%, 11/15/27 (Call 08/15/27)	470	419,848
3.85%, 03/01/32 (Call 12/01/31)	455	356,750
4.50%, 10/01/25 (Call 07/01/25)	260	250,976
4.75%, 06/01/30 (Call 03/01/30)	566	495,386
AutoZone Inc.
1.65%, 01/15/31 (Call 10/15/30)	858	628,524
3.13%, 04/21/26 (Call 01/21/26)	653	611,487
3.25%, 04/15/25 (Call 01/15/25)	210	202,192
3.63%, 04/15/25 (Call 03/15/25)	1,100	1,064,879
3.75%, 06/01/27 (Call 03/01/27)	458	428,030

S C H E D U L E O F I N V E S T M E N T S	131

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
3.75%, 04/18/29 (Call 01/18/29)	$325	$289,907
4.00%, 04/15/30 (Call 01/15/30)	473	416,682
4.50%, 02/01/28 (Call 01/01/28)	1,030	973,671
4.75%, 08/01/32 (Call 05/01/32)	270	239,713
4.75%, 02/01/33 (Call 11/01/32)	420	371,122
5.05%, 07/15/26	250	245,875
5.20%, 08/01/33 (Call 05/01/33)	240	217,800
6.25%, 11/01/28 (Call 10/01/28)	275	277,797
6.55%, 11/01/33 (Call 08/01/33)	275	275,753
Bath & Body Works Inc.
5.25%, 02/01/28	380	349,998
6.63%, 10/01/30 (Call 10/01/25)(b)(c)	750	691,068
6.69%, 01/15/27	225	217,715
6.75%, 07/01/36	466	402,588
6.88%, 11/01/35(c)	731	645,005
6.95%, 03/01/33	285	247,658
7.50%, 06/15/29 (Call 06/15/24)(c)	350	342,195
7.60%, 07/15/37	165	140,863
9.38%, 07/01/25(b)	200	206,062
BCPE Ulysses Intermediate Inc., 7.75%, 04/01/27 (Call 12/01/23), (8.50% PIK)(b)(h)	310	262,728
Beacon Roofing Supply Inc.
4.13%, 05/15/29 (Call 05/15/24)(b)	255	214,102
4.50%, 11/15/26 (Call 12/01/23)(b)	220	205,268
6.50%, 08/01/30 (Call 08/01/26)(b)	460	439,440
Best Buy Co. Inc.
1.95%, 10/01/30 (Call 07/01/30)	825	628,437
4.45%, 10/01/28 (Call 07/01/28)	561	524,266
Bloomin’ Brands Inc./OSI Restaurant Partners LLC, 5.13%, 04/15/29 (Call 04/15/24)(b)(c)	222	192,984
BlueLinx Holdings Inc., 6.00%, 11/15/29 (Call 11/15/24)(b)(c)	220	185,606
Brinker International Inc., 8.25%, 07/15/30 (Call 06/27/26)(b)	295	284,844
Carrols Restaurant Group Inc., 5.88%, 07/01/29 (Call 07/01/24)(b)	245	198,569
Carvana Co.
12.00%, 12/01/28 (Call 08/15/24), (12% PIK)(b)(c)(h)	762	569,499
13.00%, 06/01/30 (Call 08/15/25)(b)(c)	1,096	815,072
14.00%, 06/01/31 (Call 08/15/28)(b)(c)	1,280	957,701
CEC Entertainment LLC, 6.75%, 05/01/26 (Call 12/01/23)(b)	510	477,082
Chengdu Communications Investment Group Co. Ltd., 2.20%, 12/01/24(d)	600	572,681
CK Hutchison International 20 Ltd., 3.38%, 05/08/50 (Call 11/08/49)(b)	230	146,460
Costco Wholesale Corp.
1.38%, 06/20/27 (Call 04/20/27)	1,113	968,299
1.60%, 04/20/30 (Call 01/20/30)	1,107	875,213
1.75%, 04/20/32 (Call 01/20/32)	899	673,055
3.00%, 05/18/27 (Call 02/18/27)	827	766,084
Darden Restaurants Inc.
3.85%, 05/01/27 (Call 02/01/27)	929	861,675
4.55%, 02/15/48 (Call 08/15/47)	230	167,827
6.30%, 10/10/33 (Call 07/10/33)	175	169,844
Dave & Buster’s Inc., 7.63%, 11/01/25 (Call 12/01/23)(b)	352	349,428
Dick’s Sporting Goods Inc.
3.15%, 01/15/32 (Call 10/15/31)(c)	485	365,923
4.10%, 01/15/52 (Call 07/15/51)	505	295,316

Security	Par (000)	Value

Retail (continued)
Dollar General Corp.
3.50%, 04/03/30 (Call 01/03/30)	$821	$693,179
3.88%, 04/15/27 (Call 01/15/27)	659	614,561
4.13%, 05/01/28 (Call 02/01/28)	147	135,700
4.13%, 04/03/50 (Call 10/03/49)	713	463,851
4.15%, 11/01/25 (Call 08/01/25)	180	173,442
4.63%, 11/01/27 (Call 10/01/27)	470	446,270
5.00%, 11/01/32 (Call 08/01/32)(c)	570	507,566
5.20%, 07/05/28 (Call 06/05/28)(c)	405	389,014
5.45%, 07/05/33 (Call 04/05/33)(c)	480	438,295
Dollar Tree Inc.
2.65%, 12/01/31 (Call 09/01/31)	550	417,655
3.38%, 12/01/51 (Call 06/01/51)	225	128,009
4.00%, 05/15/25 (Call 03/15/25)	680	658,469
4.20%, 05/15/28 (Call 02/15/28)	907	835,488
eG Global Finance PLC
6.75%, 02/07/25 (Call 11/13/23)(b)	505	499,397
8.50%, 10/30/25 (Call 12/01/23)(b)	450	444,067
El Puerto de Liverpool SAB de CV, 3.88%, 10/06/26(d)	400	372,659
Evergreen Acqco 1 LP/TVI Inc., 9.75%, 04/26/28 (Call 02/15/25)(b)(c)	393	396,535
Falabella SA
3.38%, 01/15/32 (Call 10/15/31)(d)	600	419,480
3.75%, 10/30/27 (Call 07/30/27)(d)	400	342,080
Ferrellgas LP/Ferrellgas Finance Corp.
5.38%, 04/01/26 (Call 12/01/23)(b)	455	426,190
5.88%, 04/01/29 (Call 04/01/24)(b)	605	534,310
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc.
4.63%, 01/15/29 (Call 01/15/25)(b)	750	631,940
6.75%, 01/15/30 (Call 01/15/25)(b)	920	731,106
FirstCash Inc.
4.63%, 09/01/28 (Call 12/01/23)(b)	370	325,298
5.63%, 01/01/30 (Call 01/01/25)(b)	415	369,767
Foot Locker Inc., 4.00%, 10/01/29 (Call 10/01/24)(b)(c)	300	220,609
Foundation Building Materials Inc., 6.00%, 03/01/29 (Call 03/01/24)(b)	310	255,704
Gap Inc. (The)
3.63%, 10/01/29 (Call 10/01/24)(b)(c)	550	420,731
3.88%, 10/01/31 (Call 10/01/26)(b)	555	399,879
Genuine Parts Co.
1.75%, 02/01/25 (Call 11/13/23)	160	151,195
1.88%, 11/01/30 (Call 08/01/30)	465	343,381
2.75%, 02/01/32 (Call 11/01/31)	200	150,396
6.50%, 11/01/28 (Call 10/01/28)	275	274,791
6.88%, 11/01/33 (Call 08/01/33)	275	273,889
Group 1 Automotive Inc., 4.00%, 08/15/28 (Call 12/01/23)(b)	565	487,281
Guitar Center Inc., 8.50%, 01/15/26 (Call 11/13/23)(b)(c)	400	337,177
GYP Holdings III Corp., 4.63%, 05/01/29 (Call 05/01/24)(b)	267	219,442
Home Depot Inc. (The)
0.90%, 03/15/28 (Call 01/15/28)	1,000	829,302
1.38%, 03/15/31 (Call 12/15/30)	1,165	861,406
1.50%, 09/15/28 (Call 07/15/28)	450	374,178
1.88%, 09/15/31 (Call 06/15/31)	350	264,328
2.13%, 09/15/26 (Call 06/15/26)	375	343,267
2.38%, 03/15/51 (Call 09/15/50)	1,178	601,026
2.50%, 04/15/27 (Call 02/15/27)	1,170	1,061,977

132	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
2.70%, 04/15/25 (Call 03/15/25)	$320	$307,899
2.70%, 04/15/30 (Call 01/15/30)	1,218	1,019,810
2.75%, 09/15/51 (Call 03/15/51)	798	444,671
2.80%, 09/14/27 (Call 06/14/27)	1,208	1,098,777
2.88%, 04/15/27 (Call 03/15/27)	905	831,250
2.95%, 06/15/29 (Call 03/15/29)	1,598	1,401,296
3.00%, 04/01/26 (Call 01/01/26)	505	477,505
3.13%, 12/15/49 (Call 06/15/49)	1,060	644,917
3.25%, 04/15/32 (Call 01/15/32)	1,255	1,045,679
3.30%, 04/15/40 (Call 10/15/39)	936	661,941
3.35%, 09/15/25 (Call 06/15/25)	772	744,196
3.35%, 04/15/50 (Call 10/15/49)	1,166	742,004
3.50%, 09/15/56 (Call 03/15/56)	565	358,206
3.63%, 04/15/52 (Call 10/15/51)	1,195	796,438
3.90%, 12/06/28 (Call 09/06/28)	775	721,859
3.90%, 06/15/47 (Call 12/15/46)	1,088	778,962
4.00%, 09/15/25 (Call 08/15/25)	605	590,081
4.20%, 04/01/43 (Call 10/01/42)	757	586,848
4.25%, 04/01/46 (Call 10/01/45)	1,102	837,811
4.40%, 03/15/45 (Call 09/15/44)	726	568,407
4.50%, 09/15/32 (Call 06/15/32)(c)	710	651,676
4.50%, 12/06/48 (Call 06/06/48)	1,213	955,406
4.88%, 02/15/44 (Call 08/15/43)	593	498,892
4.95%, 09/15/52 (Call 03/15/52)(c)	840	706,843
5.40%, 09/15/40 (Call 03/15/40)	343	314,145
5.88%, 12/16/36	2,224	2,202,463
5.95%, 04/01/41 (Call 10/01/40)	247	239,394
InRetail Consumer, 3.25%, 03/22/28 (Call 01/22/28)(d)	400	335,091
IRB Holding Corp., 7.00%, 06/15/25 (Call 12/01/23)(b)	569	568,307
JMH Co. Ltd.
2.50%, 04/09/31 (Call 01/09/31)(d)	600	471,450
2.88%, 04/09/36 (Call 01/09/36)(d)	200	140,766
Ken Garff Automotive LLC, 4.88%, 09/15/28 (Call 12/01/23)(b)	290	246,464
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/27 (Call 12/01/23)(b)	549	520,260
Kohl’s Corp.
4.25%, 07/17/25 (Call 04/17/25)	260	243,553
4.63%, 05/01/31 (Call 02/01/31)	380	259,863
5.55%, 07/17/45 (Call 01/17/45)	313	179,279
LBM Acquisition LLC, 6.25%, 01/15/29 (Call 01/15/24)(b)	600	474,055
LCM Investments Holdings II LLC
4.88%, 05/01/29 (Call 05/01/24)(b)	707	593,772
8.25%, 08/01/31 (Call 08/01/26)(b)	375	358,442
Lithia Motors Inc.
3.88%, 06/01/29 (Call 06/01/24)(b)	610	504,746
4.38%, 01/15/31 (Call 10/15/25)(b)	405	327,957
4.63%, 12/15/27 (Call 12/01/23)(b)	305	275,393
Lowe’s Companies Inc.
1.30%, 04/15/28 (Call 02/15/28)	990	818,033
1.70%, 09/15/28 (Call 07/15/28)	1,040	860,680
1.70%, 10/15/30 (Call 07/15/30)	875	657,104
2.50%, 04/15/26 (Call 01/15/26)	1,682	1,562,440
2.63%, 04/01/31 (Call 01/01/31)	890	702,773
2.80%, 09/15/41 (Call 03/15/41)	760	461,257
3.00%, 10/15/50 (Call 04/15/50)	1,298	713,920
3.10%, 05/03/27 (Call 02/03/27)	968	886,839
3.35%, 04/01/27 (Call 03/01/27)	540	499,834

Security	Par (000)	Value

Retail (continued)
3.38%, 09/15/25 (Call 06/15/25)	$620	$592,837
3.50%, 04/01/51 (Call 10/01/50)	380	231,196
3.65%, 04/05/29 (Call 01/05/29)	1,223	1,097,151
3.70%, 04/15/46 (Call 10/15/45)	940	618,281
3.75%, 04/01/32 (Call 01/01/32)	1,665	1,395,663
4.00%, 04/15/25 (Call 03/15/25)	1,118	1,089,623
4.05%, 05/03/47 (Call 11/03/46)	1,163	801,585
4.25%, 04/01/52 (Call 10/01/51)	1,100	761,688
4.38%, 09/15/45 (Call 03/15/45)	390	284,799
4.40%, 09/08/25	705	689,280
4.45%, 04/01/62 (Call 10/01/61)	732	499,777
4.50%, 04/15/30 (Call 01/15/30)	678	620,133
4.55%, 04/05/49 (Call 10/05/48)	490	360,597
4.65%, 04/15/42 (Call 10/15/41)	310	244,991
4.80%, 04/01/26 (Call 03/01/26)	385	376,925
5.00%, 04/15/33 (Call 01/15/33)(c)	860	783,071
5.00%, 04/15/40 (Call 10/15/39)	313	261,088
5.13%, 04/15/50 (Call 10/15/49)	428	344,074
5.15%, 07/01/33 (Call 04/01/33)	505	461,918
5.50%, 10/15/35	20	18,760
5.63%, 04/15/53 (Call 10/15/52)	1,140	983,837
5.75%, 07/01/53 (Call 01/01/53)	210	183,716
5.80%, 09/15/62 (Call 03/15/62)	830	702,520
5.85%, 04/01/63 (Call 10/01/62)	440	375,735
6.50%, 03/15/29	200	207,412
LSF9 Atlantis Holdings LLC/Victra Finance Corp., 7.75%, 02/15/26 (Call 12/01/23)(b)	585	529,439
Macy’s Retail Holdings LLC
4.30%, 02/15/43 (Call 08/15/42)	190	104,068
4.50%, 12/15/34 (Call 06/15/34)	275	186,151
5.13%, 01/15/42 (Call 07/15/41)	190	116,983
5.88%, 04/01/29 (Call 04/01/24)(b)(c)	380	336,062
5.88%, 03/15/30 (Call 03/15/25)(b)(c)	325	276,348
6.13%, 03/15/32 (Call 03/15/27)(b)	320	264,643
6.38%, 03/15/37(c)	170	126,476
6.70%, 07/15/34(b)	141	108,168
Marks & Spencer PLC, 7.13%, 12/01/37(b)	230	209,104
McDonald’s Corp.
1.45%, 09/01/25 (Call 08/01/25)	60	55,682
2.13%, 03/01/30 (Call 12/01/29)	580	466,144
2.63%, 09/01/29 (Call 06/01/29)	1,075	914,931
3.30%, 07/01/25 (Call 06/01/25)	1,410	1,358,097
3.38%, 05/26/25 (Call 02/26/25)	764	738,473
3.50%, 03/01/27 (Call 12/01/26)	853	797,188
3.50%, 07/01/27 (Call 05/01/27)	987	916,066
3.60%, 07/01/30 (Call 04/01/30)	1,110	972,679
3.63%, 05/01/43	120	83,753
3.63%, 09/01/49 (Call 03/01/49)	1,261	835,654
3.70%, 01/30/26 (Call 10/30/25)	1,514	1,455,739
3.70%, 02/15/42	330	235,859
3.80%, 04/01/28 (Call 01/01/28)	1,091	1,013,451
4.20%, 04/01/50 (Call 10/01/49)	973	708,716
4.45%, 03/01/47 (Call 09/01/46)	481	369,143
4.45%, 09/01/48 (Call 03/01/48)	312	238,902
4.60%, 09/09/32 (Call 06/09/32)(c)	270	247,731
4.60%, 05/26/45 (Call 11/26/44)	268	211,403
4.70%, 12/09/35 (Call 06/09/35)	708	621,554
4.80%, 08/14/28 (Call 07/14/28)	375	361,971
4.88%, 07/15/40	607	511,581
4.88%, 12/09/45 (Call 06/09/45)	861	707,686
4.95%, 08/14/33 (Call 05/14/33)	550	510,105

S C H E D U L E O F I N V E S T M E N T S	133

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
5.15%, 09/09/52 (Call 03/09/52)	$350	$294,953
5.45%, 08/14/53 (Call 02/14/53)	550	484,226
5.70%, 02/01/39	896	843,759
6.30%, 10/15/37	580	585,715
6.30%, 03/01/38	666	670,484
Michaels Companies Inc. (The)
5.25%, 05/01/28 (Call 11/13/23)(b)(c)	620	446,516
7.88%, 05/01/29 (Call 05/01/24)(b)	936	521,951
Murphy Oil USA Inc.
3.75%, 02/15/31 (Call 02/15/26)(b)	380	306,119
4.75%, 09/15/29 (Call 09/15/24)	365	324,126
5.63%, 05/01/27 (Call 12/01/23)	185	178,844
NMG Holding Co. Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26 (Call 12/01/23)(b)	815	762,192
Nordstrom Inc.
4.00%, 03/15/27 (Call 12/15/26)(c)	257	227,225
4.25%, 08/01/31 (Call 05/01/31)(c)	330	241,654
4.38%, 04/01/30 (Call 01/01/30)(c)	385	298,906
5.00%, 01/15/44 (Call 07/15/43)	694	417,295
6.95%, 03/15/28	227	215,845
O’Reilly Automotive Inc.
1.75%, 03/15/31 (Call 12/15/30)	440	325,861
3.55%, 03/15/26 (Call 12/15/25)	130	123,452
3.60%, 09/01/27 (Call 06/01/27)	766	710,945
3.90%, 06/01/29 (Call 03/01/29)	404	365,993
4.20%, 04/01/30 (Call 01/01/30)	365	326,780
4.35%, 06/01/28 (Call 03/01/28)	215	202,971
4.70%, 06/15/32 (Call 03/15/32)	630	563,851
Papa John’s International Inc., 3.88%, 09/15/29 (Call 09/15/24)(b)(c)	280	231,644
Park River Holdings Inc.
5.63%, 02/01/29 (Call 02/01/24)(b)	295	217,232
6.75%, 08/01/29 (Call 08/01/24)(b)	250	190,241
Patrick Industries Inc.
4.75%, 05/01/29 (Call 05/01/24)(b)	275	224,854
7.50%, 10/15/27 (Call 12/01/23)(b)	250	238,189
Penske Automotive Group Inc.
3.50%, 09/01/25 (Call 11/13/23)	370	352,563
3.75%, 06/15/29 (Call 06/15/24)	375	309,055
PetSmart Inc./PetSmart Finance Corp.
4.75%, 02/15/28 (Call 02/15/24)(b)	820	725,530
7.75%, 02/15/29 (Call 02/15/24)(b)	895	824,469
QVC Inc.
4.38%, 09/01/28 (Call 06/01/28)	353	178,099
4.45%, 02/15/25 (Call 11/15/24)	435	374,769
4.75%, 02/15/27 (Call 11/15/26)	420	239,135
5.45%, 08/15/34 (Call 02/15/34)	305	128,704
5.95%, 03/15/43	220	89,980
Rite Aid Corp., 8.00%, 11/15/26 (Call 12/01/23)(b)(c)	600	416,151
Ross Stores Inc.
0.88%, 04/15/26 (Call 03/15/26)	837	741,285
1.88%, 04/15/31 (Call 01/15/31)	240	178,313
4.60%, 04/15/25 (Call 03/15/25)	673	660,354
Sally Holdings LLC/Sally Capital Inc., 5.63%, 12/01/25 (Call 12/01/23)	470	454,247
Sizzling Platter LLC/Sizzling Platter Finance Corp., 8.50%, 11/28/25 (Call 12/01/23)(b)	265	263,840
Sonic Automotive Inc.
4.63%, 11/15/29 (Call 11/15/24)(b)(c)	479	399,141
4.88%, 11/15/31 (Call 11/15/26)(b)(c)	385	306,733

Security	Par (000)	Value

Retail (continued)
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26 (Call 12/01/23)(b)	$565	$527,543
SRS Distribution Inc.
4.63%, 07/01/28 (Call 07/01/24)(b)	490	427,528
6.00%, 12/01/29 (Call 12/01/24)(b)	625	520,363
6.13%, 07/01/29 (Call 07/01/24)(b)	315	263,788
Staples Inc.
7.50%, 04/15/26 (Call 12/01/23)(b)	1,535	1,250,843
10.75%, 04/15/27 (Call 12/01/23)(b)(c)	735	404,976
Starbucks Corp.
2.00%, 03/12/27 (Call 01/12/27)	1,000	888,220
2.25%, 03/12/30 (Call 12/12/29)	448	361,481
2.45%, 06/15/26 (Call 03/15/26)	635	585,470
2.55%, 11/15/30 (Call 08/15/30)	1,001	807,684
3.00%, 02/14/32 (Call 11/14/31)	780	629,459
3.35%, 03/12/50 (Call 09/12/49)	450	277,495
3.50%, 03/01/28 (Call 12/01/27)	557	511,624
3.50%, 11/15/50 (Call 05/15/50)	973	622,894
3.55%, 08/15/29 (Call 05/15/29)	858	767,719
3.75%, 12/01/47 (Call 06/01/47)	385	259,210
3.80%, 08/15/25 (Call 06/15/25)	961	929,740
4.00%, 11/15/28 (Call 08/15/28)	715	664,708
4.30%, 06/15/45 (Call 12/15/44)	180	134,913
4.45%, 08/15/49 (Call 02/15/49)	750	565,343
4.50%, 11/15/48 (Call 05/15/48)	776	588,641
4.75%, 02/15/26 (Call 01/15/26)	305	299,570
4.80%, 02/15/33 (Call 11/15/32)(c)	430	393,494
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.00%, 06/01/31 (Call 06/01/26)(b)	490	410,133
5.88%, 03/01/27 (Call 12/01/23)	245	233,296
Superior Plus LP/Superior General Partner Inc., 4.50%, 03/15/29 (Call 03/15/24)(b)	440	375,773
Target Corp.
1.95%, 01/15/27 (Call 12/15/26)	840	756,245
2.25%, 04/15/25 (Call 03/15/25)	1,505	1,437,595
2.35%, 02/15/30 (Call 11/15/29)	719	590,253
2.50%, 04/15/26	858	805,953
2.65%, 09/15/30 (Call 06/15/30)	567	466,025
2.95%, 01/15/52 (Call 07/15/51)	765	440,411
3.38%, 04/15/29 (Call 01/15/29)	895	807,713
3.63%, 04/15/46	520	362,827
3.90%, 11/15/47 (Call 05/15/47)	431	308,734
4.00%, 07/01/42	225	174,157
4.40%, 01/15/33 (Call 10/15/32)(c)	470	423,113
4.50%, 09/15/32 (Call 06/15/32)	850	770,876
4.80%, 01/15/53 (Call 07/15/52)	1,000	813,600
6.50%, 10/15/37	285	291,842
7.00%, 01/15/38	110	119,206
TJX Companies Inc. (The)
1.15%, 05/15/28 (Call 03/15/28)	730	604,095
1.60%, 05/15/31 (Call 02/15/31)	355	266,851
2.25%, 09/15/26 (Call 06/15/26)	605	555,553
3.88%, 04/15/30 (Call 01/15/30)	577	519,071
4.50%, 04/15/50 (Call 10/15/49)	300	237,018
Tractor Supply Co.
1.75%, 11/01/30 (Call 08/01/30)	360	266,745
5.25%, 05/15/33 (Call 02/15/33)	200	182,953
Victoria’s Secret & Co., 4.63%, 07/15/29 (Call 07/15/24)(b)(c)	440	323,501

134	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
Walgreens Boots Alliance Inc.
3.20%, 04/15/30 (Call 01/15/30)(c)	$582	$453,096
3.45%, 06/01/26 (Call 03/01/26)	817	744,333
3.80%, 11/18/24 (Call 08/18/24)	281	273,103
4.10%, 04/15/50 (Call 10/15/49)(c)	1,111	646,970
4.50%, 11/18/34 (Call 05/18/34)	305	246,623
4.65%, 06/01/46 (Call 12/01/45)	225	146,086
4.80%, 11/18/44 (Call 05/18/44)	55	36,845
Walmart Inc.
1.05%, 09/17/26 (Call 08/17/26)	1,515	1,350,054
1.50%, 09/22/28 (Call 07/22/28)	740	622,949
1.80%, 09/22/31 (Call 06/22/31)	1,470	1,129,694
2.38%, 09/24/29 (Call 06/24/29)	337	288,576
2.50%, 09/22/41 (Call 03/22/41)	1,320	833,950
2.65%, 12/15/24 (Call 10/15/24)	100	97,064
2.65%, 09/22/51 (Call 03/22/51)	1,343	770,797
2.95%, 09/24/49 (Call 03/24/49)	170	105,684
3.05%, 07/08/26 (Call 05/08/26)	825	781,178
3.25%, 07/08/29 (Call 04/08/29)	825	743,462
3.55%, 06/26/25 (Call 04/26/25)	110	106,867
3.63%, 12/15/47 (Call 06/15/47)	260	184,454
3.70%, 06/26/28 (Call 03/26/28)	1,185	1,113,619
3.90%, 09/09/25	655	639,661
3.90%, 04/15/28 (Call 03/15/28)	370	350,684
3.95%, 09/09/27 (Call 08/09/27)	768	735,231
3.95%, 06/28/38 (Call 12/28/37)	630	518,155
4.00%, 04/15/26 (Call 03/15/26)	240	233,548
4.00%, 04/15/30 (Call 02/15/30)	1,045	964,182
4.00%, 04/11/43 (Call 10/11/42)	10	7,795
4.05%, 06/29/48 (Call 12/29/47)	1,164	897,607
4.10%, 04/15/33 (Call 01/15/33)	1,100	984,674
4.15%, 09/09/32 (Call 06/09/32)	735	669,457
4.30%, 04/22/44 (Call 10/22/43)	25	20,527
4.50%, 09/09/52 (Call 03/09/52)	960	778,867
4.50%, 04/15/53 (Call 10/15/52)	1,300	1,053,917
5.00%, 10/25/40	185	170,029
5.25%, 09/01/35	1,151	1,126,151
5.63%, 04/01/40	500	484,189
5.63%, 04/15/41	295	286,688
5.88%, 04/05/27	40	41,025
6.20%, 04/15/38	460	480,133
6.50%, 08/15/37	265	284,662
7.55%, 02/15/30	90	101,291
White Cap Buyer LLC, 6.88%, 10/15/28 (Call 12/01/23)(b)	485	424,650
White Cap Parent LLC, 8.25%, 03/15/26 (Call 12/01/23), (9.00% PIK)(b)(c)(h)	220	209,131
Yum! Brands Inc.
3.63%, 03/15/31 (Call 12/15/30)	786	638,475
4.63%, 01/31/32 (Call 10/01/26)	810	688,150
4.75%, 01/15/30 (Call 10/15/29)(b)	610	545,539
5.35%, 11/01/43 (Call 05/01/43)	202	172,219
5.38%, 04/01/32 (Call 04/01/27)	745	669,470
6.88%, 11/15/37	225	222,693
Zhongsheng Group Holdings Ltd., 3.00%, 01/13/26 (Call 12/13/25)(d)	200	182,814

		187,599,599

Security	Par (000)	Value

Savings & Loans — 0.0%
Axos Financial Inc.
4.00%, 03/01/32 (Call 03/01/27), (3-mo. SOFR + 2.270%)(a)	$120	$89,656
4.88%, 10/01/30 (Call 10/01/25), (3-mo. SOFR + 4.760%)(a)	130	103,444
Nationwide Building Society
1.00%, 08/28/25(b)	741	675,893
1.50%, 10/13/26(b)	470	410,534
2.97%, 02/16/28 (Call 02/16/27), (1-day SOFR + 1.29%)(a)(b)	200	177,797
3.90%, 07/21/25(b)	942	905,368
3.96%, 07/18/30 (Call 07/18/29), (3-mo. LIBOR US + 1.855%)(a)(b)	395	343,029
4.00%, 09/14/26(b)	575	533,261
4.13%, 10/18/32 (Call 10/18/27), (5-year USD ICE Swap + 1.849%)(a)(b)	35	30,178
4.30%, 03/08/29 (Call 03/08/28), (3-mo. LIBOR US + 1.452%)(a)(b)	890	808,756
4.85%, 07/27/27(b)	450	428,558
6.56%, 10/18/27 (Call 10/18/26), (1-day SOFR + 1.910%)(a)(b)	500	498,983
TIAA FSB Holdings Inc., 5.75%, 07/02/25 (Call 06/02/25)	155	144,536

		5,149,993

Semiconductors — 0.6%
Advanced Micro Devices Inc.
3.92%, 06/01/32 (Call 03/01/32)	370	323,857
4.39%, 06/01/52 (Call 12/01/51)	685	527,818
Amkor Technology Inc., 6.63%, 09/15/27 (Call 12/01/23)(b)	405	394,447
ams-OSRAM AG, 7.00%, 07/31/25 (Call 12/01/23)(b)	360	352,404
Analog Devices Inc.
1.70%, 10/01/28 (Call 08/01/28)	495	414,774
2.10%, 10/01/31 (Call 07/01/31)	598	461,035
2.80%, 10/01/41 (Call 04/01/41)	430	272,926
2.95%, 04/01/25 (Call 03/01/25)	370	356,390
2.95%, 10/01/51 (Call 04/01/51)	825	482,458
3.45%, 06/15/27 (Call 03/15/27)	80	74,171
3.50%, 12/05/26 (Call 09/05/26)	1,420	1,342,487
5.30%, 12/15/45 (Call 06/15/45)	50	43,460
Applied Materials Inc.
1.75%, 06/01/30 (Call 03/01/30)	895	704,340
2.75%, 06/01/50 (Call 12/01/49)	752	445,798
3.30%, 04/01/27 (Call 01/01/27)	1,199	1,117,186
3.90%, 10/01/25 (Call 07/01/25)	513	498,330
4.35%, 04/01/47 (Call 10/01/46)	916	732,271
5.10%, 10/01/35 (Call 04/01/35)	592	559,985
5.85%, 06/15/41	631	612,979
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.13%, 01/15/25 (Call 11/15/24)	435	419,565
3.50%, 01/15/28 (Call 10/15/27)	705	634,759
3.88%, 01/15/27 (Call 10/15/26)	2,244	2,096,499
Broadcom Inc.
1.95%, 02/15/28 (Call 12/15/27)(b)	533	449,909
2.45%, 02/15/31 (Call 11/15/30)(b)	2,050	1,572,706
2.60%, 02/15/33 (Call 11/15/32)(b)	1,110	804,807
3.14%, 11/15/35 (Call 08/15/35)(b)	2,185	1,540,398
3.15%, 11/15/25 (Call 10/15/25)	851	805,913
3.19%, 11/15/36 (Call 08/15/36)(b)	1,355	937,939

S C H E D U L E O F I N V E S T M E N T S	135

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors (continued)
3.42%, 04/15/33 (Call 01/15/33)(b)	$1,906	$1,481,516
3.46%, 09/15/26 (Call 07/15/26)	703	659,131
3.47%, 04/15/34 (Call 01/15/34)(b)	2,785	2,120,022
3.50%, 02/15/41 (Call 08/15/40)(b)	2,574	1,710,156
3.75%, 02/15/51 (Call 08/15/50)(b)	1,243	794,321
4.00%, 04/15/29 (Call 02/15/29)(b)	630	562,495
4.11%, 09/15/28 (Call 06/15/28)	780	714,945
4.15%, 11/15/30 (Call 08/15/30)	1,426	1,240,814
4.15%, 04/15/32 (Call 01/15/32)(b)	675	570,740
4.30%, 11/15/32 (Call 08/15/32)	1,494	1,271,030
4.75%, 04/15/29 (Call 01/15/29)	600	557,794
4.93%, 05/15/37 (Call 02/15/37)(b)	2,455	2,040,536
5.00%, 04/15/30 (Call 01/15/30)	135	126,067
Entegris Escrow Corp.
4.75%, 04/15/29 (Call 01/15/29)(b)	790	709,780
5.95%, 06/15/30 (Call 06/15/25)(b)	650	594,592
Entegris Inc.
3.63%, 05/01/29 (Call 05/01/24)(b)(c)	280	234,141
4.38%, 04/15/28 (Call 11/13/23)(b)	320	285,574
Foundry JV Holdco LLC, 5.88%, 01/25/34 (Call 10/25/33)(b)(c)	155	143,892
Intel Corp.
1.60%, 08/12/28 (Call 06/12/28)	565	472,722
2.00%, 08/12/31 (Call 05/12/31)	689	527,578
2.45%, 11/15/29 (Call 08/15/29)	1,496	1,255,968
2.60%, 05/19/26 (Call 02/19/26)	788	737,476
2.80%, 08/12/41 (Call 02/12/41)	410	256,765
3.05%, 08/12/51 (Call 02/12/51)	453	259,338
3.10%, 02/15/60 (Call 08/15/59)	850	458,762
3.15%, 05/11/27 (Call 02/11/27)	695	640,581
3.20%, 08/12/61 (Call 02/12/61)	520	284,183
3.25%, 11/15/49 (Call 05/15/49)	1,728	1,042,548
3.40%, 03/25/25 (Call 02/25/25)	1,537	1,490,898
3.70%, 07/29/25 (Call 04/29/25)	1,070	1,036,203
3.73%, 12/08/47 (Call 06/08/47)	1,681	1,131,292
3.75%, 03/25/27 (Call 01/25/27)	1,040	980,752
3.75%, 08/05/27 (Call 07/05/27)	705	661,850
3.90%, 03/25/30 (Call 12/25/29)	1,114	1,001,145
4.00%, 08/05/29 (Call 06/05/29)	400	368,144
4.00%, 12/15/32	616	536,105
4.10%, 05/19/46 (Call 11/19/45)	685	499,167
4.10%, 05/11/47 (Call 11/11/46)	1,008	726,858
4.15%, 08/05/32 (Call 05/05/32)	655	580,021
4.25%, 12/15/42	716	546,371
4.60%, 03/25/40 (Call 09/25/39)	710	595,117
4.75%, 03/25/50 (Call 09/25/49)	1,800	1,412,600
4.80%, 10/01/41	675	560,279
4.88%, 02/10/26	1,033	1,018,714
4.88%, 02/10/28 (Call 01/10/28)	1,470	1,428,840
4.90%, 07/29/45 (Call 01/29/45)	525	452,218
4.90%, 08/05/52 (Call 02/05/52)	925	736,948
4.95%, 03/25/60 (Call 09/25/59)	785	627,105
5.05%, 08/05/62 (Call 02/05/62)	510	402,191
5.13%, 02/10/30 (Call 12/10/29)	1,625	1,572,530
5.20%, 02/10/33 (Call 11/10/32)	1,380	1,302,595
5.63%, 02/10/43 (Call 08/10/42)	885	809,674
5.70%, 02/10/53 (Call 08/10/52)	1,545	1,382,050
5.90%, 02/10/63 (Call 08/10/62)	1,105	999,238
KLA Corp.
3.30%, 03/01/50 (Call 08/28/49)	675	425,395
4.10%, 03/15/29 (Call 12/15/28)	854	795,936

Security	Par (000)	Value

Semiconductors (continued)
4.65%, 11/01/24 (Call 08/01/24)	$222	$219,326
4.65%, 07/15/32 (Call 04/15/32)	520	481,938
4.95%, 07/15/52 (Call 01/15/52)	985	824,809
5.00%, 03/15/49 (Call 09/15/48)	406	339,481
5.25%, 07/15/62 (Call 01/15/62)	735	623,432
Lam Research Corp.
1.90%, 06/15/30 (Call 03/15/30)	508	399,788
2.88%, 06/15/50 (Call 12/15/49)	724	420,142
3.13%, 06/15/60 (Call 12/15/59)	675	378,109
3.75%, 03/15/26 (Call 01/15/26)	1,008	967,215
3.80%, 03/15/25 (Call 12/15/24)	360	351,198
4.00%, 03/15/29 (Call 12/15/28)	800	741,927
4.88%, 03/15/49 (Call 09/15/48)	621	513,330
Marvell Technology Inc.
1.65%, 04/15/26 (Call 03/15/26)	449	405,630
2.45%, 04/15/28 (Call 02/15/28)	701	598,610
2.95%, 04/15/31 (Call 01/15/31)	582	459,296
4.88%, 06/22/28 (Call 03/22/28)	334	314,277
5.75%, 02/15/29 (Call 01/15/29)	75	72,850
5.95%, 09/15/33 (Call 06/15/33)	345	327,660
Microchip Technology Inc., 4.25%, 09/01/25 (Call 12/01/23)	745	718,336
Micron Technology Inc.
2.70%, 04/15/32 (Call 01/15/32)	690	512,205
3.37%, 11/01/41 (Call 05/01/41)	425	268,058
3.48%, 11/01/51 (Call 05/01/51)	490	286,641
4.19%, 02/15/27 (Call 12/15/26)	740	692,244
4.66%, 02/15/30 (Call 11/15/29)	807	722,827
4.98%, 02/06/26 (Call 12/06/25)	709	691,206
5.33%, 02/06/29 (Call 11/06/28)	616	585,200
5.38%, 04/15/28 (Call 03/15/28)	555	532,301
5.88%, 02/09/33 (Call 11/09/32)	500	464,693
5.88%, 09/15/33 (Call 06/15/33)	620	572,343
6.75%, 11/01/29 (Call 09/01/29)	915	918,642
NVIDIA Corp.
1.55%, 06/15/28 (Call 04/15/28)	1,190	1,006,444
2.00%, 06/15/31 (Call 03/15/31)	964	751,384
2.85%, 04/01/30 (Call 01/01/30)	1,642	1,402,994
3.20%, 09/16/26 (Call 06/16/26)	495	467,128
3.50%, 04/01/40 (Call 10/01/39)	1,279	957,504
3.50%, 04/01/50 (Call 10/01/49)	1,283	877,374
3.70%, 04/01/60 (Call 10/01/59)	530	357,597
NXP BV/NXP Funding LLC
5.35%, 03/01/26 (Call 01/01/26)	668	657,188
5.55%, 12/01/28 (Call 09/01/28)	597	577,138
NXP BV/NXP Funding LLC/NXP USA Inc.
2.50%, 05/11/31 (Call 02/11/31)	825	629,725
2.65%, 02/15/32 (Call 11/15/31)	575	433,717
2.70%, 05/01/25 (Call 04/01/25)	705	670,412
3.13%, 02/15/42 (Call 08/15/41)	395	244,708
3.15%, 05/01/27 (Call 03/01/27)	969	877,233
3.25%, 05/11/41 (Call 11/11/40)	885	566,676
3.25%, 11/30/51 (Call 05/30/51)	345	195,597
3.40%, 05/01/30 (Call 02/01/30)	822	687,955
3.88%, 06/18/26 (Call 04/18/26)	510	482,262
4.30%, 06/18/29 (Call 03/18/29)	808	728,520
4.40%, 06/01/27 (Call 05/01/27)	60	56,562
5.00%, 01/15/33 (Call 10/15/32)	525	467,999
ON Semiconductor Corp., 3.88%, 09/01/28 (Call 12/01/23)(b)	505	433,409

136	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors (continued)
Qorvo Inc.
1.75%, 12/15/24 (Call 11/13/23)(b)	$985	$931,734
3.38%, 04/01/31 (Call 04/01/26)(b)	630	487,147
4.38%, 10/15/29 (Call 10/15/24)	907	788,613
QUALCOMM Inc.
1.30%, 05/20/28 (Call 02/20/28)	1,048	874,559
1.65%, 05/20/32 (Call 02/20/32)	866	631,555
2.15%, 05/20/30 (Call 02/20/30)	1,073	867,861
3.25%, 05/20/27 (Call 02/20/27)	948	881,814
3.25%, 05/20/50 (Call 11/20/49)	445	284,576
3.45%, 05/20/25 (Call 02/20/25)	1,003	971,727
4.25%, 05/20/32 (Call 02/20/32)	175	158,017
4.30%, 05/20/47 (Call 11/20/46)	1,215	928,105
4.50%, 05/20/52 (Call 11/20/51)	835	641,865
4.65%, 05/20/35 (Call 11/20/34)	905	824,712
4.80%, 05/20/45 (Call 11/20/44)	1,355	1,141,598
5.40%, 05/20/33 (Call 02/20/33)(c)	600	585,226
6.00%, 05/20/53 (Call 11/20/52)	655	630,368
Renesas Electronics Corp., 2.17%, 11/25/26 (Call 10/25/26)(b)	905	800,538
SK Hynix Inc.
1.50%, 01/19/26(d)	800	719,411
2.38%, 01/19/31(d)	800	591,032
6.25%, 01/17/26(d)	600	597,904
6.38%, 01/17/28(d)	700	692,628
6.50%, 01/17/33(d)	500	476,597
Skyworks Solutions Inc.
1.80%, 06/01/26 (Call 05/01/26)	620	553,513
3.00%, 06/01/31 (Call 03/01/31)	415	318,037
Synaptics Inc., 4.00%, 06/15/29 (Call 06/15/24)(b)(c)	315	261,883
Texas Instruments Inc.
1.13%, 09/15/26 (Call 08/15/26)	125	111,847
1.38%, 03/12/25 (Call 02/12/25)	727	688,290
1.75%, 05/04/30 (Call 02/04/30)	702	558,650
1.90%, 09/15/31 (Call 06/15/31)	600	461,829
2.25%, 09/04/29 (Call 06/04/29)	654	549,653
2.70%, 09/15/51 (Call 03/15/51)	526	297,059
2.90%, 11/03/27 (Call 08/03/27)	915	832,847
3.65%, 08/16/32 (Call 05/16/32)	650	556,281
3.88%, 03/15/39 (Call 09/15/38)	647	513,773
4.10%, 08/16/52 (Call 02/16/52)	290	213,203
4.15%, 05/15/48 (Call 11/15/47)	1,105	836,073
4.60%, 02/15/28 (Call 01/15/28)	422	409,953
4.70%, 11/18/24	400	396,560
4.90%, 03/14/33 (Call 12/14/32)	470	442,097
5.00%, 03/14/53 (Call 09/14/52)	525	447,190
5.05%, 05/18/63 (Call 11/18/62)	560	467,185
TSMC Arizona Corp.
1.75%, 10/25/26 (Call 09/25/26)	630	565,783
2.50%, 10/25/31 (Call 07/25/31)	575	454,651
3.13%, 10/25/41 (Call 04/25/41)	820	567,935
3.25%, 10/25/51 (Call 04/25/51)	770	492,557
3.88%, 04/22/27 (Call 03/22/27)	600	568,531
4.25%, 04/22/32 (Call 01/22/32)(c)	575	519,238
4.50%, 04/22/52 (Call 10/22/51)(c)	560	459,314
TSMC Global Ltd.
0.75%, 09/28/25 (Call 08/28/25)(d)	800	728,528
1.00%, 09/28/27 (Call 07/28/27)(d)	1,000	839,926
1.25%, 04/23/26 (Call 03/23/26)(d)	800	719,826
1.38%, 09/28/30 (Call 06/28/30)(d)	1,200	899,224

Security	Par (000)	Value

Semiconductors (continued)
1.75%, 04/23/28 (Call 02/23/28)(d)	$600	$509,765
2.25%, 04/23/31 (Call 01/23/31)(d)	800	629,426
4.38%, 07/22/27 (Call 06/22/27)(d)	200	192,223
4.63%, 07/22/32 (Call 04/22/32)(d)	200	185,717
Xilinx Inc., 2.38%, 06/01/30 (Call 03/01/30)	916	746,236

		127,248,944

Shipbuilding — 0.0%
CSSC Capital 2015 Ltd.
2.10%, 07/27/26(d)	400	360,426
3.00%, 02/13/30(d)	400	314,378
CSSC Capital Ltd. Co., 2.50%, 02/13/25(d)	200	191,103
Huntington Ingalls Industries Inc.
2.04%, 08/16/28 (Call 06/16/28)	280	233,108
3.48%, 12/01/27 (Call 09/01/27)	1,030	932,441
3.84%, 05/01/25 (Call 04/01/25)	840	812,837
4.20%, 05/01/30 (Call 02/01/30)	559	494,265
Hyundai Heavy Industries Co Ltd, 3.18%, 03/28/27(d)	200	183,395

		3,521,953

Software — 0.7%
ACI Worldwide Inc., 5.75%, 08/15/26 (Call 12/01/23)(b)	320	306,295
Activision Blizzard Inc.
1.35%, 09/15/30 (Call 06/15/30)	648	498,256
2.50%, 09/15/50 (Call 03/15/50)	1,499	839,196
3.40%, 09/15/26 (Call 06/15/26)	845	798,047
3.40%, 06/15/27 (Call 03/15/27)	450	419,205
4.50%, 06/15/47 (Call 12/15/46)	596	499,327
Adobe Inc.
1.90%, 02/01/25 (Call 01/01/25)	256	245,045
2.15%, 02/01/27 (Call 12/01/26)	699	631,967
2.30%, 02/01/30 (Call 11/01/29)	1,685	1,401,231
3.25%, 02/01/25 (Call 11/01/24)	798	776,999
Alteryx Inc., 8.75%, 03/15/28 (Call 03/15/25)(b)(c)	360	355,434
Autodesk Inc.
2.40%, 12/15/31 (Call 09/15/31)	440	338,106
2.85%, 01/15/30 (Call 10/15/29)	702	585,579
3.50%, 06/15/27 (Call 03/15/27)	745	688,916
4.38%, 06/15/25 (Call 03/15/25)	715	698,759
Black Knight InfoServ LLC, 3.63%, 09/01/28 (Call 11/13/23)(b)	745	664,450
Boxer Parent Co. Inc.
7.13%, 10/02/25 (Call 12/01/23)(b)	450	444,087
9.13%, 03/01/26 (Call 11/13/23)(b)	270	268,264
Broadridge Financial Solutions Inc.
2.60%, 05/01/31 (Call 02/01/31)	610	472,806
2.90%, 12/01/29 (Call 09/01/29)	551	458,373
3.40%, 06/27/26 (Call 03/27/26)	340	317,994
Camelot Finance SA, 4.50%, 11/01/26 (Call 12/01/23)(b)	500	463,806
Capstone Borrower Inc., 8.00%, 06/15/30 (Call 06/15/26)(b)(c)	295	286,967
Castle U.S. Holding Crop., 9.50%, 02/15/28 (Call 12/01/23)(b)	225	117,872
Central Parent Inc./CDK Global Inc., 7.25%, 06/15/29 (Call 06/15/25)(b)	570	547,111
Central Parent LLC/CDK Global II LLC/CDK Financing Co. Inc., 8.00%, 06/15/29 (Call 06/15/25)(b)	545	540,604

S C H E D U L E O F I N V E S T M E N T S	137

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
Clarivate Science Holdings Corp.
3.88%, 07/01/28 (Call 06/30/24)(b)	$670	$577,592
4.88%, 07/01/29 (Call 06/30/24)(b)(c)	675	569,119
Cloud Software Group Inc.
6.50%, 03/31/29 (Call 09/30/25)(b)	3,010	2,641,631
9.00%, 09/30/29 (Call 09/30/25)(b)(c)	2,875	2,450,629
Concentrix Corp.
6.60%, 08/02/28 (Call 07/02/28)	935	895,895
6.65%, 08/02/26 (Call 07/02/26)	385	382,478
6.85%, 08/02/33 (Call 05/02/33)	525	474,437
Consensus Cloud Solutions Inc.
6.00%, 10/15/26 (Call 12/01/23)(b)	220	204,013
6.50%, 10/15/28 (Call 10/15/26)(b)(c)	405	335,585
CWT Travel Group Inc., 8.50%, 11/19/26 (Call 11/03/23)(b)	450	133,566
Dun & Bradstreet Corp. (The), 5.00%, 12/15/29 (Call 12/15/24)(b)(c)	345	296,952
Elastic NV, 4.13%, 07/15/29 (Call 07/15/24)(b)	400	336,657
Electronic Arts Inc.
1.85%, 02/15/31 (Call 11/15/30)	540	410,646
2.95%, 02/15/51 (Call 08/15/50)	965	553,533
4.80%, 03/01/26 (Call 12/01/25)(c)	877	860,474
Fair Isaac Corp.
4.00%, 06/15/28 (Call 11/16/23)(b)	670	595,843
5.25%, 05/15/26 (Call 02/15/26)(b)	290	279,590
Fidelity National Information Services Inc.
1.15%, 03/01/26 (Call 02/01/26)	935	837,069
1.65%, 03/01/28 (Call 01/01/28)	580	485,390
2.25%, 03/01/31 (Call 12/01/30)	1,317	1,003,781
3.10%, 03/01/41 (Call 09/01/40)	390	245,813
4.50%, 07/15/25	305	297,975
4.50%, 08/15/46 (Call 02/15/46)	295	209,679
4.70%, 07/15/27 (Call 06/15/27)	655	626,309
5.10%, 07/15/32 (Call 04/15/32)(c)	175	161,019
5.63%, 07/15/52 (Call 01/15/52)	445	378,101
Fiserv Inc.
2.25%, 06/01/27 (Call 04/01/27)	873	771,092
2.65%, 06/01/30 (Call 03/01/30)	771	621,625
3.20%, 07/01/26 (Call 05/01/26)	1,802	1,683,309
3.50%, 07/01/29 (Call 04/01/29)	2,120	1,859,397
3.85%, 06/01/25 (Call 03/01/25)	1,053	1,020,561
4.20%, 10/01/28 (Call 07/01/28)	644	594,137
4.40%, 07/01/49 (Call 01/01/49)	1,491	1,080,711
5.38%, 08/21/28 (Call 07/21/28)	535	523,107
5.45%, 03/02/28 (Call 02/02/28)	620	607,470
5.60%, 03/02/33 (Call 12/02/32)	385	362,237
5.63%, 08/21/33 (Call 05/21/33)	425	398,445
Helios Software Holdings Inc./ION Corporate Solutions Finance Sarl, 4.63%, 05/01/28 (Call 05/01/24)(b)	275	231,242
Infor Inc., 1.75%, 07/15/25 (Call 06/15/25)(b)	915	842,502
Intuit Inc.
0.95%, 07/15/25 (Call 06/15/25)	877	811,064
1.35%, 07/15/27 (Call 05/15/27)	929	800,587
1.65%, 07/15/30 (Call 04/15/30)	781	603,046
5.13%, 09/15/28 (Call 08/15/28)	5	4,919
5.20%, 09/15/33 (Call 06/15/33)	240	228,310
5.50%, 09/15/53 (Call 03/15/53)	25	22,706
Microsoft Corp.
2.40%, 08/08/26 (Call 05/08/26)	3,222	2,995,039
2.53%, 06/01/50 (Call 12/01/49)	4,693	2,680,357
2.68%, 06/01/60 (Call 12/01/59)	2,729	1,506,488

Security	Par (000)		Value

Software (continued)
2.70%, 02/12/25 (Call 11/12/24)	$1,184		$1,145,503
2.92%, 03/17/52 (Call 09/17/51)	4,852		2,993,540
3.04%, 03/17/62 (Call 09/17/61)	1,449		863,319
3.13%, 11/03/25 (Call 08/03/25)	1,568		1,505,356
3.30%, 02/06/27 (Call 11/06/26)	3,325		3,141,687
3.45%, 08/08/36 (Call 02/08/36)	1,991		1,626,315
3.50%, 02/12/35 (Call 08/12/34)	1,919		1,632,552
3.50%, 11/15/42	318		238,248
3.70%, 08/08/46 (Call 02/08/46)	1,375		1,023,264
3.75%, 02/12/45 (Call 08/12/44)	305		234,404
3.95%, 08/08/56 (Call 02/08/56)	105		78,507
4.00%, 02/12/55 (Call 08/12/54)	50		37,886
4.10%, 02/06/37 (Call 08/06/36)	1,088		944,098
4.20%, 11/03/35 (Call 05/03/35)	700		629,743
4.25%, 02/06/47 (Call 08/06/46)	900		734,951
4.45%, 11/03/45 (Call 05/03/45)	745		637,160
4.50%, 10/01/40	445		391,135
4.50%, 02/06/57 (Call 08/06/56)	275		226,893
4.75%, 11/03/55 (Call 05/03/55)	0	(e)	86
5.20%, 06/01/39	510		490,553
5.30%, 02/08/41	535		523,457
MicroStrategy Inc., 6.13%, 06/15/28 (Call 06/15/24)(b)(c)	365		330,505
Minerva Merger Sub Inc., 6.50%, 02/15/30 (Call 02/15/25)(b)	1,775		1,446,786
MSCI Inc.
3.25%, 08/15/33 (Call 08/15/27)(b)	805		593,950
3.63%, 09/01/30 (Call 03/01/25)(b)	803		664,581
3.63%, 11/01/31 (Call 11/01/26)(b)	660		524,095
3.88%, 02/15/31 (Call 06/01/25)(b)	680		562,502
4.00%, 11/15/29 (Call 11/15/24)(b)	670		576,506
Open Text Corp.
3.88%, 02/15/28 (Call 12/01/23)(b)	680		591,801
3.88%, 12/01/29 (Call 12/01/24)(b)	640		524,644
6.90%, 12/01/27 (Call 11/01/27)(b)	765		762,396
Open Text Holdings Inc.
4.13%, 02/15/30 (Call 02/15/25)(b)	660		547,407
4.13%, 12/01/31 (Call 12/01/26)(b)	473		372,451
Oracle Corp.
1.65%, 03/25/26 (Call 02/25/26)	1,986		1,800,529
2.30%, 03/25/28 (Call 01/25/28)	1,236		1,061,767
2.50%, 04/01/25 (Call 03/01/25)	1,360		1,297,564
2.65%, 07/15/26 (Call 04/15/26)	1,806		1,661,841
2.80%, 04/01/27 (Call 02/01/27)	1,405		1,270,805
2.88%, 03/25/31 (Call 12/25/30)	2,240		1,796,302
2.95%, 11/15/24 (Call 09/15/24)	1,519		1,473,293
2.95%, 05/15/25 (Call 02/15/25)	921		881,215
2.95%, 04/01/30 (Call 01/01/30)	2,350		1,947,375
3.25%, 11/15/27 (Call 08/15/27)	1,814		1,641,610
3.25%, 05/15/30 (Call 02/15/30)	698		587,196
3.60%, 04/01/40 (Call 10/01/39)	2,249		1,543,067
3.60%, 04/01/50 (Call 10/01/49)	3,365		2,059,554
3.65%, 03/25/41 (Call 09/25/40)	1,604		1,090,759
3.80%, 11/15/37 (Call 05/15/37)	1,447		1,064,997
3.85%, 07/15/36 (Call 01/15/36)	814		619,924
3.85%, 04/01/60 (Call 10/01/59)	2,655		1,589,359
3.90%, 05/15/35 (Call 11/15/34)	930		730,851
3.95%, 03/25/51 (Call 09/25/50)	2,474		1,605,810
4.00%, 07/15/46 (Call 01/15/46)	2,181		1,462,741
4.00%, 11/15/47 (Call 05/15/47)	1,705		1,134,710
4.10%, 03/25/61 (Call 09/25/60)	1,073		672,936

138	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
4.13%, 05/15/45 (Call 11/15/44)	$1,503	$1,042,763
4.30%, 07/08/34 (Call 01/08/34)	1,433	1,193,530
4.38%, 05/15/55 (Call 11/15/54)	950	645,132
4.50%, 05/06/28 (Call 04/06/28)	440	416,512
4.50%, 07/08/44 (Call 01/08/44)	699	515,911
4.65%, 05/06/30 (Call 03/06/30)	455	416,798
4.90%, 02/06/33 (Call 11/06/32)	1,080	969,054
5.38%, 07/15/40	1,640	1,395,177
5.55%, 02/06/53 (Call 08/06/52)	1,708	1,419,893
5.80%, 11/10/25	570	569,790
6.13%, 07/08/39	813	758,501
6.15%, 11/09/29 (Call 09/09/29)	775	776,984
6.25%, 11/09/32 (Call 08/09/32)	1,600	1,584,041
6.50%, 04/15/38	1,027	1,001,202
6.90%, 11/09/52 (Call 05/09/52)	1,905	1,875,961
Playtika Holding Corp., 4.25%, 03/15/29 (Call 03/15/24)(b)	440	354,693
PTC Inc.
3.63%, 02/15/25 (Call 12/01/23)(b)	365	352,523
4.00%, 02/15/28 (Call 12/01/23)(b)	405	360,829
Rackspace Technology Global Inc.
3.50%, 02/15/28 (Call 02/15/24)(b)	355	155,885
5.38%, 12/01/28 (Call 12/01/23)(b)(c)	375	110,194
RingCentral Inc., 8.50%, 08/15/30 (Call 08/15/26)(b)	300	285,059
ROBLOX Corp., 3.88%, 05/01/30 (Call 11/01/24)(b)	733	594,677
Rocket Software Inc., 6.50%, 02/15/29 (Call 02/15/24)(b)	420	341,942
Roper Technologies Inc.
1.00%, 09/15/25 (Call 08/15/25)	607	555,896
1.40%, 09/15/27 (Call 07/15/27)	565	478,175
1.75%, 02/15/31 (Call 11/15/30)	551	407,158
2.00%, 06/30/30 (Call 03/30/30)	547	423,468
2.95%, 09/15/29 (Call 06/15/29)	758	645,225
3.80%, 12/15/26 (Call 09/15/26)	744	702,947
3.85%, 12/15/25 (Call 09/15/25)	1,410	1,356,329
4.20%, 09/15/28 (Call 06/15/28)	673	624,516
RRD Parent Inc., 10.00%, 10/15/31(b)(c)(h)	356	607,984
salesforce.com Inc.
1.50%, 07/15/28 (Call 05/15/28)	690	580,738
1.95%, 07/15/31 (Call 04/15/31)	795	613,387
2.70%, 07/15/41 (Call 01/15/41)	775	498,510
2.90%, 07/15/51 (Call 01/15/51)	1,275	749,402
3.05%, 07/15/61 (Call 01/15/61)	955	531,785
3.70%, 04/11/28 (Call 01/11/28)	1,594	1,492,091
ServiceNow Inc., 1.40%, 09/01/30 (Call 06/01/30)	1,295	975,192
SS&C Technologies Inc., 5.50%, 09/30/27 (Call 12/01/23)(b)	1,448	1,358,259
Take-Two Interactive Software Inc.
3.55%, 04/14/25	430	415,394
3.70%, 04/14/27 (Call 03/14/27)	573	532,831
4.00%, 04/14/32 (Call 01/14/32)	425	363,562
4.95%, 03/28/28 (Call 02/28/28)	598	574,491
5.00%, 03/28/26	770	753,939
Twilio Inc.
3.63%, 03/15/29 (Call 03/15/24)(c)	365	304,136
3.88%, 03/15/31 (Call 03/15/26)(c)	380	303,392
Veritas U.S. Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25 (Call 12/01/23)(b)	1,280	1,047,925

Security	Par (000)	Value

Software (continued)
VMware Inc.
1.40%, 08/15/26 (Call 07/15/26)	$220	$193,756
1.80%, 08/15/28 (Call 06/15/28)	325	268,203
2.20%, 08/15/31 (Call 05/15/31)	575	425,068
3.90%, 08/21/27 (Call 05/21/27)	1,172	1,086,274
4.50%, 05/15/25 (Call 04/15/25)	575	561,579
4.65%, 05/15/27 (Call 03/15/27)	478	457,889
4.70%, 05/15/30 (Call 02/15/30)	761	688,860
West Technology Group LLC, 8.50%, 04/10/27 (Call 12/01/23)(b)	358	300,369
Workday Inc.
3.50%, 04/01/27 (Call 03/01/27)	350	324,762
3.70%, 04/01/29 (Call 02/01/29)	295	263,269
3.80%, 04/01/32 (Call 01/01/32)	425	353,289
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29 (Call 02/01/24)(b)	495	408,606

		145,113,016

Sovereign Debt Securities — 0.0%
AVI Funding Co.Ltd., 3.80%, 09/16/25(d)	400	386,432
State Agency of Roads of Ukraine, 6.25%, 06/24/30(d)(j)(k)	400	102,725

		489,157

Storage & Warehousing — 0.0%
GLP China Holdings Ltd., 2.95%, 03/29/26(d)	400	208,104

Telecommunications — 1.3%
Altice France Holding SA
6.00%, 02/15/28 (Call 12/01/23)(b)	920	403,071
10.50%, 05/15/27 (Call 11/13/23)(b)	1,184	645,203
Altice France SA/France
5.13%, 01/15/29 (Call 12/01/23)(b)	360	248,681
5.13%, 07/15/29 (Call 04/15/24)(b)	1,850	1,267,310
5.50%, 01/15/28 (Call 12/01/23)(b)	815	605,580
5.50%, 10/15/29 (Call 10/15/24)(b)	1,465	1,010,953
8.13%, 02/01/27 (Call 11/13/23)(b)	1,259	1,063,870
America Movil SAB de CV
2.88%, 05/07/30 (Call 02/07/30)	867	714,178
3.63%, 04/22/29 (Call 01/22/29)	1,065	948,481
4.38%, 07/16/42	524	401,771
4.38%, 04/22/49 (Call 10/22/48)(c)	770	574,413
4.70%, 07/21/32 (Call 04/21/32)	250	224,631
6.13%, 11/15/37	365	352,953
6.13%, 03/30/40	1,573	1,491,491
6.38%, 03/01/35	990	996,589
AT&T Inc.
1.65%, 02/01/28 (Call 12/01/27)	1,811	1,514,664
1.70%, 03/25/26 (Call 11/13/23)	2,255	2,046,922
2.25%, 02/01/32 (Call 11/01/31)	1,857	1,371,822
2.30%, 06/01/27 (Call 04/01/27)	1,981	1,750,391
2.55%, 12/01/33 (Call 09/01/33)	3,198	2,294,926
2.75%, 06/01/31 (Call 03/01/31)	2,166	1,703,468
2.95%, 07/15/26 (Call 04/15/26)	565	524,593
3.10%, 02/01/43 (Call 08/01/42)(c)	740	466,939
3.30%, 02/01/52 (Call 08/01/51)(c)	930	540,586
3.50%, 06/01/41 (Call 12/01/40)	2,164	1,446,280
3.50%, 09/15/53 (Call 03/15/53)	5,202	3,063,340
3.50%, 02/01/61 (Call 08/01/60)	310	175,054
3.55%, 09/15/55 (Call 03/15/55)	5,292	3,079,591
3.65%, 06/01/51 (Call 12/01/50)	2,074	1,273,771
3.65%, 09/15/59 (Call 03/15/59)	4,544	2,627,338
3.80%, 02/15/27 (Call 11/15/26)	362	338,084

S C H E D U L E O F I N V E S T M E N T S	139

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
3.80%, 12/01/57 (Call 06/01/57)	$4,246	$2,555,152
3.85%, 06/01/60 (Call 12/01/59)	1,035	623,119
3.88%, 01/15/26 (Call 10/15/25)	355	340,489
4.10%, 02/15/28 (Call 11/15/27)	1,035	957,593
4.25%, 03/01/27 (Call 12/01/26)	710	673,255
4.30%, 02/15/30 (Call 11/15/29)	2,637	2,363,159
4.30%, 12/15/42 (Call 06/15/42)	605	447,271
4.35%, 03/01/29 (Call 12/01/28)	2,278	2,096,810
4.35%, 06/15/45 (Call 12/15/44)	540	386,232
4.50%, 05/15/35 (Call 11/15/34)	1,969	1,640,012
4.50%, 03/09/48 (Call 09/09/47)	1,555	1,127,489
4.55%, 03/09/49 (Call 09/09/48)	935	674,020
4.65%, 06/01/44 (Call 12/01/43)	449	338,712
4.75%, 05/15/46 (Call 11/15/45)	1,245	939,677
4.80%, 06/15/44 (Call 12/15/43)	177	135,343
4.85%, 03/01/39 (Call 09/01/38)	801	652,700
4.85%, 07/15/45 (Call 01/15/45)	501	383,578
4.90%, 08/15/37 (Call 02/14/37)	705	591,509
5.15%, 03/15/42	411	341,182
5.15%, 11/15/46 (Call 05/15/46)	700	557,951
5.15%, 02/15/50 (Call 08/14/49)	511	407,048
5.25%, 03/01/37 (Call 09/01/36)	520	454,119
5.35%, 09/01/40	200	170,437
5.40%, 02/15/34 (Call 11/15/33)	1,475	1,355,327
5.45%, 03/01/47 (Call 09/01/46)	607	511,083
5.54%, 02/20/26 (Call 02/20/24)	71	70,395
5.55%, 08/15/41	357	310,851
5.65%, 02/15/47 (Call 08/15/46)	500	440,128
5.70%, 03/01/57 (Call 09/01/56)	187	158,621
6.00%, 08/15/40 (Call 05/15/40)	410	376,305
6.30%, 01/15/38	70	67,161
6.38%, 03/01/41	452	429,477
6.55%, 02/15/39	525	509,037
Axiata SPV2 Bhd, 2.16%, 08/19/30 (Call 05/19/30)(d)	1,000	788,070
Axiata SPV5 Labuan Ltd., 3.06%, 08/19/50 (Call 02/19/50)(d)	600	344,244
Bell Telephone Co. of Canada or Bell Canada (The)
3.65%, 08/15/52 (Call 02/15/52)	290	183,320
4.30%, 07/29/49 (Call 01/29/49)	1,024	730,518
4.46%, 04/01/48 (Call 10/01/47)	701	518,158
5.10%, 05/11/33 (Call 02/11/33)	710	646,552
Series US-4, 3.65%, 03/17/51 (Call 09/17/50)	761	485,134
Series US-5, 2.15%, 02/15/32 (Call 11/15/31)(c)	365	272,036
Series US-6, 3.20%, 02/15/52 (Call 08/15/51)	280	162,511
Bharti Airtel Ltd.
3.25%, 06/03/31 (Call 03/05/31)(d)	500	404,361
4.38%, 06/10/25(d)	900	877,763
British Telecommunications PLC
3.25%, 11/08/29 (Call 08/08/29)(b)	1,035	880,551
4.25%, 11/08/49 (Call 05/08/49)(b)	652	439,155
4.25%, 11/23/81 (Call 11/23/26), (5-year CMT + 2.985%)(a)(b)	375	328,580
4.88%, 11/23/81 (Call 08/23/31), (5-year CMT + 3.493%)(a)(b)	382	308,632
5.13%, 12/04/28 (Call 09/04/28)	800	759,509
9.63%, 12/15/30	1,482	1,708,246

Security	Par (000)	Value

Telecommunications (continued)
C&W Senior Financing DAC, 6.88%, 09/15/27 (Call 11/13/23)(b)	$930	$796,668
Chindata Group Holdings Ltd., 10.50%, 02/23/26(d)	200	206,548
Ciena Corp., 4.00%, 01/31/30 (Call 01/31/25)(b)	335	279,146
Cisco Systems Inc.
2.50%, 09/20/26 (Call 06/20/26)	1,420	1,318,403
2.95%, 02/28/26	658	624,416
3.50%, 06/15/25	320	310,333
5.50%, 01/15/40	1,569	1,488,483
5.90%, 02/15/39	1,615	1,606,771
Colombia Telecomunicaciones SA ESP, 4.95%, 07/17/30 (Call 04/17/30)(d)	450	298,408
CommScope Inc.
4.75%, 09/01/29 (Call 09/01/24)(b)	930	634,635
6.00%, 03/01/26 (Call 12/01/23)(b)	1,139	956,871
7.13%, 07/01/28 (Call 12/01/23)(b)(c)	500	191,148
8.25%, 03/01/27 (Call 12/01/23)(b)(c)	700	290,747
CommScope Technologies LLC
5.00%, 03/15/27 (Call 11/13/23)(b)(c)	550	209,997
6.00%, 06/15/25 (Call 11/13/23)(b)	944	569,340
Connect Finco Sarl/Connect U.S. Finco LLC, 6.75%, 10/01/26 (Call 11/13/23)(b)	1,565	1,456,812
Consolidated Communications Inc.
5.00%, 10/01/28 (Call 11/13/23)(b)	320	240,959
6.50%, 10/01/28 (Call 11/13/23)(b)(c)	545	431,950
Corning Inc.
3.90%, 11/15/49 (Call 05/15/49)	555	375,684
4.38%, 11/15/57 (Call 05/15/57)	808	577,489
4.70%, 03/15/37	431	369,763
4.75%, 03/15/42	549	446,907
5.35%, 11/15/48 (Call 05/15/48)	115	97,892
5.45%, 11/15/79 (Call 05/19/79)	660	519,737
5.75%, 08/15/40	513	467,106
5.85%, 11/15/68 (Call 05/15/68)	322	272,561
CT Trust, 5.13%, 02/03/32 (Call 02/03/27)(d)	600	461,134
Deutsche Telekom AG, 3.63%, 01/21/50 (Call 07/21/49)(b)	1,300	838,690
Deutsche Telekom International Finance BV
3.60%, 01/19/27 (Call 10/19/26)(b)	125	117,678
4.38%, 06/21/28 (Call 03/21/28)(b)	665	623,456
4.75%, 06/21/38 (Call 12/21/37)(b)	685	572,214
4.88%, 03/06/42(b)	585	477,027
8.75%, 06/15/30	2,225	2,492,582
9.25%, 06/01/32	389	463,479
Embarq Corp., 8.00%, 06/01/36(c)	1,040	571,012
Empresa Nacional de Telecomunicaciones SA
3.05%, 09/14/32 (Call 06/14/32)(d)	550	394,480
4.75%, 08/01/26 (Call 05/03/26)(d)	400	380,806
Empresa Nacional del Petroleo, 6.15%, 05/10/33(d)	400	372,438
Frontier Communications Holdings LLC
5.00%, 05/01/28 (Call 05/01/24)(b)	1,141	988,541
5.88%, 10/15/27 (Call 12/01/23)(b)	840	765,434
5.88%, 11/01/29 (Call 11/01/24)	565	425,549
6.00%, 01/15/30 (Call 10/15/24)(b)(c)	745	560,975
6.75%, 05/01/29 (Call 05/01/24)(b)(c)	740	585,897
8.63%, 03/15/31 (Call 03/15/26)(b)	555	522,062
8.75%, 05/15/30 (Call 05/15/25)(b)	885	843,411
Frontier Florida LLC, Series E, 6.86%, 02/01/28	250	229,579
Frontier North Inc., Series G, 6.73%, 02/15/28	175	161,832

140	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
Globe Telecom Inc., 4.20%, (Call 08/02/26), (5-year CMT + 5.527%)(a)(d)(f)	$400	$370,480
HKT Capital No. 2 Ltd., 3.63%, 04/02/25(d)	420	407,031
HKT Capital No. 4 Ltd., 3.00%, 07/14/26(d)	600	557,841
HKT Capital No. 5 Ltd., 3.25%, 09/30/29(d)	400	343,958
HKT Capital No. 6 Ltd., 3.00%, 01/18/32 (Call 10/18/31)(d)	400	316,588
Hughes Satellite Systems Corp.
5.25%, 08/01/26	558	501,747
6.63%, 08/01/26(c)	550	467,029
Iliad Holding SASU
6.50%, 10/15/26 (Call 11/13/23)(b)	880	821,382
7.00%, 10/15/28 (Call 10/15/24)(b)	815	736,965
Intelsat Jackson Holdings SA, 6.50%, 03/15/30 (Call 03/15/25)(b)	2,255	1,984,470
Juniper Networks Inc.
1.20%, 12/10/25 (Call 11/10/25)	673	607,422
2.00%, 12/10/30 (Call 09/10/30)	385	282,628
3.75%, 08/15/29 (Call 05/15/29)	622	545,331
5.95%, 03/15/41	509	442,941
Koninklijke KPN NV, 8.38%, 10/01/30	230	251,783
KT Corp.
1.00%, 09/01/25(d)	400	367,166
2.50%, 07/18/26(b)(c)	550	506,391
Level 3 Financing Inc.
3.40%, 03/01/27 (Call 01/01/27)(b)	550	511,505
3.63%, 01/15/29 (Call 01/15/24)(b)	580	297,373
3.75%, 07/15/29 (Call 01/15/24)(b)	670	340,316
3.88%, 11/15/29 (Call 08/15/29)(b)	550	503,387
4.25%, 07/01/28 (Call 12/01/23)(b)	870	491,319
4.63%, 09/15/27 (Call 12/01/23)(b)	734	494,339
10.50%, 05/15/30 (Call 05/15/26)(b)	684	684,588
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26 (Call 11/30/23)(d)	800	491,614
LogMeIn Inc., 5.50%, 09/01/27 (Call 12/01/23)(b)(c)	683	358,780
Lumen Technologies Inc.
4.00%, 02/15/27 (Call 12/01/23)(b)	880	599,516
4.50%, 01/15/29 (Call 01/15/24)(b)	330	91,153
5.13%, 12/15/26 (Call 12/01/23)(b)	185	89,577
5.38%, 06/15/29 (Call 06/15/24)(b)	200	60,672
5.63%, 04/01/25 (Call 01/01/25)	125	98,444
Series G, 6.88%, 01/15/28	185	67,327
Series P, 7.60%, 09/15/39	275	73,953
Series U, 7.65%, 03/15/42	240	63,370
Millicom International Cellular SA
4.50%, 04/27/31 (Call 04/27/26)(c)(d)	600	452,316
6.25%, 03/25/29 (Call 03/25/24)(d)	540	468,924
Motorola Solutions Inc.
2.30%, 11/15/30 (Call 08/15/30)	632	482,830
2.75%, 05/24/31 (Call 02/24/31)	680	527,114
4.60%, 02/23/28 (Call 11/23/27)	711	672,052
4.60%, 05/23/29 (Call 02/23/29)	1,110	1,033,688
5.50%, 09/01/44	366	306,673
5.60%, 06/01/32 (Call 03/01/32)	455	424,885
MTN Mauritius Investments Ltd., 6.50%, 10/13/26(d)	400	391,070
NBN Co. Ltd.
1.45%, 05/05/26 (Call 04/05/26)(b)	990	890,023
2.63%, 05/05/31 (Call 02/05/31)(b)	1,298	1,023,758
5.75%, 10/06/28 (Call 09/06/28)(b)	800	798,747
6.00%, 10/06/33 (Call 07/06/33)(b)	800	785,295

Security	Par (000)	Value

Telecommunications (continued)
Network i2i Ltd.
3.98%, (Call 03/03/26), (5-year CMT + 3.390%)(a)(d)(f)	$400	$360,127
5.65%, (Call 01/15/25), (5-year CMT + 4.274%)(a)(d)(f)	600	581,781
Nokia OYJ
4.38%, 06/12/27	496	458,643
6.63%, 05/15/39	540	470,050
NTT Finance Corp.
1.16%, 04/03/26 (Call 03/03/26)(b)	2,740	2,459,535
1.59%, 04/03/28 (Call 02/03/28)(b)	1,542	1,297,308
2.07%, 04/03/31 (Call 01/03/31)(b)	655	506,903
4.24%, 07/25/25(b)	360	350,347
4.37%, 07/27/27 (Call 06/27/27)(b)	534	510,407
Ooredoo International Finance Ltd.
2.63%, 04/08/31(d)	1,000	805,234
3.75%, 06/22/26(d)	800	761,150
3.88%, 01/31/28(b)	400	374,097
4.50%, 01/31/43(b)	400	336,745
Orange SA
5.38%, 01/13/42	800	694,081
5.50%, 02/06/44 (Call 08/06/43)	894	786,820
9.00%, 03/01/31	1,481	1,696,819
Oztel Holdings SPC Ltd., 6.63%, 04/24/28(d)	450	447,963
PLDT Inc., 3.45%, 06/23/50 (Call 03/23/50)(d)	400	250,021
Qwest Corp., 7.25%, 09/15/25	185	177,286
Rogers Communications Inc.
2.90%, 11/15/26 (Call 08/15/26)	525	478,534
2.95%, 03/15/25	1,160	1,109,112
3.20%, 03/15/27 (Call 02/15/27)	805	731,070
3.63%, 12/15/25 (Call 09/15/25)	1,003	952,439
3.70%, 11/15/49 (Call 05/15/49)	773	469,898
3.80%, 03/15/32 (Call 12/15/31)	1,115	904,072
4.30%, 02/15/48 (Call 08/15/47)	835	560,562
4.35%, 05/01/49 (Call 11/01/48)	1,088	738,796
4.50%, 03/15/42 (Call 09/15/41)	632	467,275
4.50%, 03/15/43 (Call 09/15/42)	498	360,470
4.55%, 03/15/52 (Call 09/15/51)	1,165	806,398
5.00%, 03/15/44 (Call 09/15/43)	609	468,429
5.25%, 03/15/82 (Call 03/15/27), (5-year CMT + 3.590%)(a)(b)	589	517,977
5.45%, 10/01/43 (Call 04/01/43)	810	663,806
7.50%, 08/15/38	300	299,969
Saudi Telecom Co., 3.89%, 05/13/29(d)	1,000	916,636
SES Global Americas Holdings Inc., 5.30%, 03/25/44(b)	644	418,444
Singapore Telecommunications Ltd., 7.38%, 12/01/31(b)	100	109,762
SingTel Group Treasury Pte Ltd.
1.88%, 06/10/30 (Call 03/10/30)(d)	800	631,521
2.38%, 08/28/29 (Call 05/28/29)(d)	1,000	843,891
3.25%, 06/30/25(d)	400	385,499
3.88%, 08/28/28 (Call 05/28/28)(d)	400	372,407
Sprint Capital Corp.
6.88%, 11/15/28	2,295	2,347,874
8.75%, 03/15/32	1,465	1,647,309
Sprint LLC
7.63%, 02/15/25 (Call 11/15/24)	1,080	1,094,842
7.63%, 03/01/26 (Call 11/01/25)	1,225	1,258,275

S C H E D U L E O F I N V E S T M E N T S	141

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
Sprint Spectrum Co. LLC/Sprint Spectrum Co.
II LLC/Sprint Spectrum Co. III LLC
4.74%, 09/20/29 (Call 03/20/24)(b)	$1,074	$1,060,817
5.15%, 09/20/29 (Call 03/20/27)(b)	32	30,989
Telecom Italia Capital SA
6.00%, 09/30/34	750	617,085
6.38%, 11/15/33	791	676,267
7.20%, 07/18/36	720	625,946
7.72%, 06/04/38	718	634,244
Telefonica Celular del Paraguay SA, 5.88%, 04/15/27 (Call 11/10/23)(d)	400	361,638
Telefonica Emisiones SA
4.10%, 03/08/27	1,312	1,227,933
4.67%, 03/06/38	611	475,178
4.90%, 03/06/48	1,051	756,679
5.21%, 03/08/47	1,891	1,440,826
5.52%, 03/01/49 (Call 09/01/48)	993	787,659
7.05%, 06/20/36	1,545	1,545,877
Telefonica Europe BV, 8.25%, 09/15/30	1,151	1,251,516
Telefonica Moviles Chile SA, 3.54%, 11/18/31 (Call 08/18/31)(d)	350	240,978
Telesat Canada/Telesat LLC
4.88%, 06/01/27 (Call 11/16/23)(b)(c)	335	199,101
5.63%, 12/06/26 (Call 12/06/23)(b)(c)	360	228,525
6.50%, 10/15/27 (Call 11/16/23)(b)	290	140,051
Telstra Corp. Ltd., 3.13%, 04/07/25 (Call 01/07/25)(b)	1,094	1,054,849
TELUS Corp.
2.80%, 02/16/27 (Call 11/16/26)	565	512,517
3.40%, 05/13/32 (Call 02/13/32)	500	396,602
3.70%, 09/15/27 (Call 06/15/27)	540	500,066
4.30%, 06/15/49 (Call 12/15/48)	468	327,782
4.60%, 11/16/48 (Call 05/16/48)	800	589,506
T-Mobile USA Inc.
1.50%, 02/15/26 (Call 01/15/26)	643	583,065
2.05%, 02/15/28 (Call 12/15/27)	1,245	1,061,057
2.25%, 02/15/26 (Call 11/13/23)	1,620	1,491,174
2.25%, 11/15/31 (Call 08/15/31)	880	653,218
2.40%, 03/15/29 (Call 01/15/29)	263	218,856
2.55%, 02/15/31 (Call 11/15/30)	2,064	1,607,650
2.63%, 04/15/26 (Call 11/13/23)	1,160	1,072,611
2.63%, 02/15/29 (Call 02/15/24)	1,065	893,980
2.70%, 03/15/32 (Call 12/15/31)	480	365,852
2.88%, 02/15/31 (Call 02/15/26)	900	717,876
3.00%, 02/15/41 (Call 08/15/40)	1,890	1,192,148
3.30%, 02/15/51 (Call 08/15/50)	2,352	1,380,241
3.38%, 04/15/29 (Call 04/15/24)	1,325	1,153,309
3.40%, 10/15/52 (Call 04/15/52)	2,060	1,219,997
3.50%, 04/15/25 (Call 03/15/25)	2,123	2,051,155
3.50%, 04/15/31 (Call 04/15/26)	1,605	1,332,358
3.60%, 11/15/60 (Call 05/15/60)	840	487,059
3.75%, 04/15/27 (Call 02/15/27)	2,162	2,009,974
3.88%, 04/15/30 (Call 01/15/30)	4,867	4,236,242
4.38%, 04/15/40 (Call 10/15/39)	1,634	1,263,296
4.50%, 04/15/50 (Call 10/15/49)	2,106	1,535,857
4.75%, 02/01/28 (Call 11/13/23)	1,656	1,576,390
4.80%, 07/15/28 (Call 06/15/28)	680	647,146
4.95%, 03/15/28 (Call 02/15/28)	810	778,514
5.05%, 07/15/33 (Call 04/15/33)	2,030	1,834,027
5.20%, 01/15/33 (Call 10/15/32)	760	697,632
5.38%, 04/15/27 (Call 11/13/23)	815	801,653
5.65%, 01/15/53 (Call 07/15/52)	1,390	1,199,451

Security	Par (000)	Value

Telecommunications (continued)
5.75%, 01/15/34 (Call 10/15/33)	$590	$559,546
5.75%, 01/15/54 (Call 07/15/53)	1,615	1,418,387
5.80%, 09/15/62 (Call 03/15/62)	360	309,855
6.00%, 06/15/54 (Call 12/15/53)	235	212,726
Total Play Telecomunicaciones SA de CV
6.38%, 09/20/28 (Call 09/30/25)(d)	400	191,438
7.50%, 11/12/25(d)	400	288,552
Tower Bersama Infrastructure, 2.80%, 05/02/27 (Call 11/02/26)(d)	200	175,306
Tower Bersama Infrastructure Tbk PT
2.75%, 01/20/26 (Call 12/20/25)(d)	400	365,780
4.25%, 01/21/25 (Call 11/30/23)(d)	200	193,845
Turk Telekomunikasyon AS, 6.88%, 02/28/25(d)	400	389,572
Turkcell Iletisim Hizmetleri AS
5.75%, 10/15/25(d)	400	383,556
5.80%, 04/11/28 (Call 01/11/28)(d)	400	363,671
U.S. Cellular Corp., 6.70%, 12/15/33	398	378,766
Verizon Communications Inc.
0.85%, 11/20/25 (Call 10/20/25)	1,522	1,378,074
1.45%, 03/20/26 (Call 02/20/26)	1,418	1,282,277
1.50%, 09/18/30 (Call 06/18/30)	980	732,168
1.68%, 10/30/30 (Call 07/30/30)	1,031	768,826
1.75%, 01/20/31 (Call 10/20/30)	1,830	1,353,226
2.10%, 03/22/28 (Call 01/22/28)	1,752	1,494,636
2.36%, 03/15/32 (Call 12/15/31)	3,527	2,633,397
2.55%, 03/21/31 (Call 12/21/30)	2,638	2,059,672
2.63%, 08/15/26	1,291	1,187,815
2.65%, 11/20/40 (Call 05/20/40)	2,305	1,393,420
2.85%, 09/03/41 (Call 03/03/41)	765	472,294
2.88%, 11/20/50 (Call 05/20/50)	2,328	1,271,249
2.99%, 10/30/56 (Call 04/30/56)	2,640	1,387,646
3.00%, 03/22/27 (Call 01/22/27)	650	593,289
3.00%, 11/20/60 (Call 05/20/60)	1,770	906,478
3.15%, 03/22/30 (Call 12/22/29)	1,257	1,054,234
3.38%, 02/15/25	857	830,826
3.40%, 03/22/41 (Call 09/22/40)	2,753	1,855,212
3.50%, 11/01/24 (Call 08/01/24)	771	753,672
3.55%, 03/22/51 (Call 09/22/50)	3,335	2,095,129
3.70%, 03/22/61 (Call 09/22/60)	2,583	1,578,748
3.85%, 11/01/42 (Call 05/01/42)	805	570,316
3.88%, 02/08/29 (Call 11/08/28)	985	893,788
3.88%, 03/01/52 (Call 09/01/51)	615	410,122
4.00%, 03/22/50 (Call 09/22/49)	1,010	686,028
4.02%, 12/03/29 (Call 09/03/29)	2,693	2,404,711
4.13%, 03/16/27	2,227	2,109,419
4.13%, 08/15/46	933	669,721
4.27%, 01/15/36	100	82,505
4.33%, 09/21/28	2,887	2,688,207
4.40%, 11/01/34 (Call 05/01/34)	1,854	1,567,607
4.50%, 08/10/33	1,677	1,453,675
4.52%, 09/15/48	644	481,933
4.67%, 03/15/55	217	162,754
4.75%, 11/01/41	510	424,261
4.81%, 03/15/39	1,078	893,148
4.86%, 08/21/46	1,882	1,496,042
5.01%, 04/15/49(c)	275	228,375
5.01%, 08/21/54	65	51,851
5.05%, 05/09/33 (Call 02/09/33)	445	407,140
5.25%, 03/16/37	645	580,108
5.50%, 03/16/47	495	439,172
5.85%, 09/15/35	350	335,438

142	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
6.40%, 09/15/33	$175	$176,589
6.55%, 09/15/43	780	776,226
7.75%, 12/01/30	500	542,687
Viasat Inc., 7.50%, 05/30/31 (Call 05/30/26)(b)	570	372,709
ViaSat Inc.
5.63%, 09/15/25 (Call 11/13/23)(b)	520	482,741
5.63%, 04/15/27 (Call 11/13/23)(b)	445	388,938
6.50%, 07/15/28 (Call 12/01/23)(b)	295	208,842
Viavi Solutions Inc., 3.75%, 10/01/29 (Call 10/01/24)(b)	300	237,161
Vmed O2 UK Financing I PLC
4.25%, 01/31/31 (Call 01/31/26)(b)	1,030	812,118
4.75%, 07/15/31 (Call 07/15/26)(b)	1,030	829,070
Vodafone Group PLC
3.25%, 06/04/81 (Call 06/04/26), (5-year CMT + 2.447%)(a)	330	290,147
4.13%, 05/30/25	1,611	1,569,946
4.13%, 06/04/81 (Call 03/04/31), (5-year CMT + 2.767%)(a)	735	556,308
4.25%, 09/17/50	1,102	751,027
4.38%, 05/30/28	195	185,243
4.38%, 02/19/43	837	617,371
4.88%, 06/19/49	1,093	826,256
5.00%, 05/30/38	410	354,989
5.13%, 06/19/59	410	307,664
5.13%, 06/04/81 (Call 12/04/50), (5-year CMT + 3.073%)(a)	750	482,958
5.25%, 05/30/48	285	230,130
5.63%, 02/10/53 (Call 08/10/52)	785	659,791
5.75%, 02/10/63 (Call 08/10/62)	395	328,999
6.15%, 02/27/37	1,268	1,206,278
6.25%, 11/30/32	390	385,955
7.00%, 04/04/79 (Call 01/04/29), (5-year USD Swap + 4.873%)(a)	1,520	1,470,827
7.88%, 02/15/30	590	634,028
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/28 (Call 12/01/23)(b)	1,066	844,665
Xiaomi Best Time International Ltd.
2.88%, 07/14/31 (Call 04/14/31)(d)	400	292,160
3.38%, 04/29/30 (Call 01/29/30)(d)	600	474,385
4.10%, 07/14/51 (Call 01/14/51)(d)	400	219,541
Zayo Group Holdings Inc.
4.00%, 03/01/27 (Call 12/01/23)(b)(c)	1,065	801,698
6.13%, 03/01/28 (Call 12/01/23)(b)(c)	830	547,750

		271,902,146

Textiles — 0.0%
Eagle Intermediate Global Holding BV/Ruyi U.S. Finance LLC, 7.50%, 05/01/25 (Call 11/10/23)(d)	500	330,765

Toys, Games & Hobbies — 0.0%
Hasbro Inc.
3.00%, 11/19/24 (Call 10/19/24)	1,009	977,057
3.50%, 09/15/27 (Call 06/15/27)	614	559,304
3.55%, 11/19/26 (Call 09/19/26)	685	630,113
3.90%, 11/19/29 (Call 08/19/29)	571	489,736
5.10%, 05/15/44 (Call 11/15/43)	360	277,749
6.35%, 03/15/40	355	323,293
Mattel Inc.
3.38%, 04/01/26 (Call 11/13/23)(b)	452	418,422
3.75%, 04/01/29 (Call 04/01/24)(b)	545	466,330

Security	Par (000)	Value

Toys, Games & Hobbies (continued)
5.45%, 11/01/41 (Call 05/01/41)	$315	$244,452
5.88%, 12/15/27 (Call 12/01/23)(b)	755	723,951

		5,110,407

Transportation — 0.5%
AP Moller - Maersk A/S, 4.50%, 06/20/29 (Call 03/20/29)(b)(c)	490	456,800
AP Moller - Maersk AS, 5.88%, 09/14/33 (Call 06/14/33)(b)	720	680,615
Autoridad del Canal de Panama, 4.95%, 07/29/35(d)	200	173,758
AVIC International Finance & Investment Ltd., 3.30%, 09/23/30 (Call 06/23/30)(d)	400	304,509
BNSF Funding Trust I, 6.61%, 12/15/55 (Call 01/15/26), (3-mo. LIBOR US + 2.350%)(a)	200	192,742
Burlington Northern Santa Fe LLC
2.88%, 06/15/52 (Call 12/15/51)	310	176,272
3.00%, 04/01/25 (Call 01/01/25)	465	450,132
3.05%, 02/15/51 (Call 08/15/50)	355	210,420
3.25%, 06/15/27 (Call 03/15/27)	891	828,331
3.30%, 09/15/51 (Call 03/15/51)	790	492,329
3.55%, 02/15/50 (Call 08/15/49)	558	371,261
3.65%, 09/01/25 (Call 06/01/25)	367	355,535
3.90%, 08/01/46 (Call 02/01/46)	522	369,462
4.05%, 06/15/48 (Call 12/15/47)	701	507,892
4.13%, 06/15/47 (Call 12/15/46)	483	356,069
4.15%, 04/01/45 (Call 10/01/44)	875	654,350
4.15%, 12/15/48 (Call 06/15/48)	488	358,093
4.38%, 09/01/42 (Call 03/01/42)	445	350,463
4.40%, 03/15/42 (Call 09/15/41)	160	126,930
4.45%, 03/15/43 (Call 09/15/42)	635	502,410
4.45%, 01/15/53 (Call 07/15/52)	800	618,442
4.55%, 09/01/44 (Call 03/01/44)	558	444,282
4.70%, 09/01/45 (Call 03/01/45)	596	480,702
4.90%, 04/01/44 (Call 10/01/43)	630	528,589
4.95%, 09/15/41 (Call 03/15/41)	155	133,194
5.05%, 03/01/41 (Call 09/01/40)	388	337,869
5.15%, 09/01/43 (Call 03/01/43)	495	429,387
5.20%, 04/15/54 (Call 10/15/53)	1,040	898,224
5.40%, 06/01/41 (Call 12/01/40)	285	258,116
5.75%, 05/01/40 (Call 11/01/39)	660	629,515
6.15%, 05/01/37	350	351,631
6.20%, 08/15/36	183	184,775
7.00%, 12/15/25	185	191,035
Canadian National Railway Co.
2.45%, 05/01/50 (Call 11/01/49)	620	327,967
2.75%, 03/01/26 (Call 12/01/25)	515	483,574
2.95%, 11/21/24 (Call 08/21/24)	571	553,973
3.20%, 08/02/46 (Call 02/02/46)	398	253,092
3.65%, 02/03/48 (Call 08/03/47)	479	331,200
3.85%, 08/05/32 (Call 05/05/32)	515	445,522
4.40%, 08/05/52 (Call 02/05/52)	485	374,287
4.45%, 01/20/49 (Call 07/20/48)	327	253,955
5.85%, 11/01/33 (Call 08/01/33)	120	119,519
6.13%, 11/01/53 (Call 05/01/53)	50	49,944
6.20%, 06/01/36	225	227,384
6.25%, 08/01/34	141	142,814
6.38%, 11/15/37	35	35,533
6.90%, 07/15/28	368	388,667
Canadian Pacific Railway Co.
1.75%, 12/02/26 (Call 11/02/26)	670	596,081
2.05%, 03/05/30 (Call 12/05/29)	625	496,068

S C H E D U L E O F I N V E S T M E N T S	143

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
2.45%, 12/02/31 (Call 09/02/31)	$890	$777,764
2.88%, 11/15/29 (Call 08/15/29)	653	550,772
2.90%, 02/01/25 (Call 11/01/24)	1,213	1,169,599
3.00%, 12/02/41 (Call 06/02/41)	565	453,028
3.10%, 12/02/51 (Call 06/02/51)	1,155	677,873
3.50%, 05/01/50 (Call 11/01/49)	390	249,216
4.00%, 06/01/28 (Call 03/01/28)	515	478,546
4.20%, 11/15/69 (Call 05/15/69)	244	165,110
4.30%, 05/15/43 (Call 11/15/42)	113	85,556
4.70%, 05/01/48 (Call 11/01/47)	395	308,725
4.80%, 09/15/35 (Call 03/15/35)	285	251,099
4.80%, 08/01/45 (Call 02/01/45)	367	293,548
4.95%, 08/15/45 (Call 02/15/45)	410	335,326
5.95%, 05/15/37	565	542,347
6.13%, 09/15/2115 (Call 03/15/15)	608	546,594
7.13%, 10/15/31	423	446,648
Cargo Aircraft Management Inc., 4.75%, 02/01/28 (Call 11/16/23)(b)	425	375,034
Carriage Purchaser Inc., 7.88%, 10/15/29 (Call 10/15/24)(b)(c)	255	187,263
Central Japan Railway Co., 4.25%, 11/24/45 (Call 05/24/45)(b)	267	201,225
CH Robinson Worldwide Inc., 4.20%, 04/15/28 (Call 01/15/28)	370	342,203
CSX Corp.
2.40%, 02/15/30 (Call 11/15/29)	537	438,466
2.50%, 05/15/51 (Call 11/15/50)	540	280,713
2.60%, 11/01/26 (Call 08/01/26)	470	430,501
3.25%, 06/01/27 (Call 03/01/27)	879	809,661
3.35%, 11/01/25 (Call 08/01/25)	430	411,521
3.35%, 09/15/49 (Call 03/15/49)	583	363,538
3.80%, 03/01/28 (Call 12/01/27)	827	768,582
3.80%, 11/01/46 (Call 05/01/46)	748	515,751
3.80%, 04/15/50 (Call 10/15/49)	240	162,710
3.95%, 05/01/50 (Call 11/01/49)	475	332,201
4.10%, 11/15/32 (Call 08/15/32)	700	612,415
4.10%, 03/15/44 (Call 09/15/43)	595	442,152
4.25%, 03/15/29 (Call 12/15/28)	1,078	1,005,610
4.25%, 11/01/66 (Call 05/01/66)	430	297,836
4.30%, 03/01/48 (Call 09/01/47)	666	496,646
4.40%, 03/01/43 (Call 09/01/42)	328	254,144
4.50%, 03/15/49 (Call 09/15/48)	412	315,440
4.50%, 11/15/52 (Call 05/15/52)	428	326,897
4.50%, 08/01/54 (Call 02/01/54)	260	196,837
4.65%, 03/01/68 (Call 09/01/67)	352	260,649
4.75%, 05/30/42 (Call 11/30/41)	434	355,362
4.75%, 11/15/48 (Call 05/15/48)	358	284,682
5.20%, 11/15/33 (Call 08/15/33)	700	656,833
5.50%, 04/15/41 (Call 10/15/40)	80	72,366
6.00%, 10/01/36	145	142,703
6.15%, 05/01/37	432	430,619
6.22%, 04/30/40	455	447,661
Danaos Corp., 8.50%, 03/01/28 (Call 03/01/24)(b)(c)	195	195,031
Empresa de los Ferrocarriles del Estado
3.07%, 08/18/50(d)	400	213,762
3.83%, 09/14/61 (Call 03/14/61)(d)	400	232,461
Empresa de Transporte de Pasajeros Metro SA
3.65%, 05/07/30 (Call 02/07/30)(d)	200	173,367
3.69%, 09/13/61 (Call 03/13/61)(d)	400	222,409
4.70%, 05/07/50 (Call 11/07/49)(d)	800	573,990
5.00%, 01/25/47 (Call 07/25/46)(d)	400	305,765

Security	Par (000)	Value

Transportation (continued)
ENA Master Trust, 4.00%, 05/19/48 (Call 02/19/48)(d)	$400	$274,036
FedEx Corp.
2.40%, 05/15/31 (Call 02/15/31)(c)	545	425,569
3.10%, 08/05/29 (Call 05/05/29)	695	600,858
3.25%, 04/01/26 (Call 01/01/26)	710	671,034
3.25%, 05/15/41 (Call 11/15/40)	740	486,782
3.40%, 02/15/28 (Call 11/15/27)	405	368,701
3.88%, 08/01/42	180	128,754
3.90%, 02/01/35	599	481,600
4.05%, 02/15/48 (Call 08/15/47)	898	624,050
4.10%, 04/15/43	435	312,379
4.10%, 02/01/45	285	201,814
4.20%, 10/17/28 (Call 07/17/28)	840	783,531
4.25%, 05/15/30 (Call 02/15/30)	582	526,611
4.40%, 01/15/47 (Call 07/15/46)	570	418,449
4.55%, 04/01/46 (Call 10/01/45)	749	564,243
4.75%, 11/15/45 (Call 05/15/45)	858	665,887
4.90%, 01/15/34	476	431,953
4.95%, 10/17/48 (Call 04/17/48)	380	302,017
5.10%, 01/15/44	681	560,450
5.25%, 05/15/50 (Call 11/15/49)	876	727,337
FedEx Corp. Pass Through Trust, Series 2020-1, Class AA, 1.88%, 08/20/35	411	318,990
First Student Bidco Inc./First Transit Parent Inc., 4.00%, 07/31/29 (Call 07/31/24)(b)	576	463,781
Georgian Railway JSC, 4.00%, 06/17/28 (Call 03/17/28)(d)	400	340,873
Guangzhou Metro Investment Finance BVI Ltd.
1.51%, 09/17/25(d)	600	551,774
2.31%, 09/17/30(d)	200	152,535
GXO Logistics Inc.
1.65%, 07/15/26 (Call 06/15/26)	651	572,919
2.65%, 07/15/31 (Call 04/15/31)	490	366,033
Henan Railway Construction & Investment Group Co. Ltd., 2.20%, 01/26/25(d)	200	189,037
Indian Railway Finance Corp. Ltd.
2.80%, 02/10/31(c)(d)	400	315,425
3.25%, 02/13/30(d)	600	501,048
3.57%, 01/21/32(d)	200	163,245
3.84%, 12/13/27(d)	600	551,902
3.95%, 02/13/50(d)	200	134,092
JB Hunt Transport Services Inc., 3.88%, 03/01/26 (Call 01/01/26)	1,290	1,238,154
Kirby Corp., 4.20%, 03/01/28 (Call 12/01/27)	411	378,361
Lima Metro Line 2 Finance Ltd.
4.35%, 04/05/36(d)	350	297,987
5.88%, 07/05/34(d)	400	379,589
Misc Capital Two Labuan Ltd.
3.63%, 04/06/25(d)	400	386,198
3.75%, 04/06/27 (Call 03/06/27)(d)	400	368,938
MTR Corp. CI Ltd., 2.50%, 11/02/26(d)	510	469,931
MTR Corp. Ltd., 1.63%, 08/19/30(d)	1,093	849,665
MV24 Capital BV, 6.75%, 06/01/34(d)	673	582,325
Navios South American Logistics Inc./Navios Logistics Finance U.S. Inc., 10.75%, 07/01/25 (Call 11/30/23)(d)	200	195,151
Norfolk Southern Corp.
2.30%, 05/15/31 (Call 02/15/31)	537	420,548
2.55%, 11/01/29 (Call 08/01/29)	915	759,050
2.90%, 06/15/26 (Call 03/15/26)	569	531,351
2.90%, 08/25/51 (Call 02/25/51)	530	294,305

144	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
3.00%, 03/15/32 (Call 12/15/31)	$535	$429,460
3.05%, 05/15/50 (Call 11/15/49)	619	358,706
3.15%, 06/01/27 (Call 03/01/27)	480	440,294
3.16%, 05/15/55 (Call 11/15/54)	717	407,257
3.40%, 11/01/49 (Call 05/01/49)	415	258,203
3.65%, 08/01/25 (Call 06/01/25)	268	258,259
3.70%, 03/15/53 (Call 09/15/52)	375	242,362
3.80%, 08/01/28 (Call 05/01/28)	628	576,384
3.94%, 11/01/47 (Call 05/01/47)	358	249,978
3.95%, 10/01/42 (Call 04/01/42)	190	138,753
4.05%, 08/15/52 (Call 02/15/52)	623	432,111
4.10%, 05/15/49 (Call 11/15/48)	358	254,889
4.10%, 05/15/2121 (Call 11/15/20)	350	211,095
4.15%, 02/28/48 (Call 08/28/47)	640	459,808
4.45%, 03/01/33 (Call 12/01/32)	405	359,301
4.45%, 06/15/45 (Call 12/15/44)	455	344,681
4.55%, 06/01/53 (Call 12/01/52)	470	354,607
4.65%, 01/15/46 (Call 07/15/45)	373	290,192
4.84%, 10/01/41	375	309,018
5.05%, 08/01/30 (Call 06/01/30)	1,015	959,486
5.10%, 08/01/2118 (Call 02/01/18)	150	110,639
5.35%, 08/01/54 (Call 02/01/54)	775	662,221
7.80%, 05/15/27	205	219,796
Pacific National Finance Pty. Ltd., 4.75%, 03/22/28 (Call 12/22/27)(d)	400	357,170
Polar Tankers Inc., 5.95%, 05/10/37(b)	354	342,629
Rand Parent LLC, 8.50%, 02/15/30 (Call 02/15/26)(b)(c)	635	578,641
Rumo Luxembourg Sarl
4.20%, 01/18/32 (Call 01/18/27)(d)	400	308,358
5.25%, 01/10/28 (Call 01/10/24)(d)	400	367,000
Ryder System Inc.
1.75%, 09/01/26 (Call 08/01/26)	575	515,490
2.85%, 03/01/27 (Call 02/01/27)	135	122,040
2.90%, 12/01/26 (Call 10/01/26)	533	485,571
3.35%, 09/01/25 (Call 08/01/25)	420	401,199
4.30%, 06/15/27 (Call 05/15/27)	430	405,298
4.63%, 06/01/25 (Call 05/01/25)(c)	690	674,726
5.25%, 06/01/28 (Call 05/01/28)	350	336,761
5.65%, 03/01/28 (Call 02/01/28)	390	381,356
6.30%, 12/01/28 (Call 11/01/28)	300	298,902
6.60%, 12/01/33 (Call 09/01/33)	255	253,103
Seaspan Corp., 5.50%, 08/01/29 (Call 08/01/24)(b)	700	538,965
SF Holding Investment 2021 Ltd., 3.13%, 11/17/31(d)	800	639,215
SF Holding Investment Ltd.
2.38%, 11/17/26(d)	600	542,313
2.88%, 02/20/30(d)	600	493,907
Simpar Europe SA, 5.20%, 01/26/31(d)	400	312,122
Transnet SOC Ltd., 8.25%, 02/06/28(d)	600	566,806
TTX Co.
3.60%, 01/15/25(b)	250	243,250
4.20%, 07/01/46 (Call 01/01/46)(b)	50	36,165
4.60%, 02/01/49 (Call 08/01/48)(b)	410	316,732
5.50%, 09/25/26 (Call 08/25/26)(b)	250	248,002
5.65%, 12/01/52 (Call 06/01/52)(b)(c)	425	383,040
Ukraine Railways Via Rail Capital Markets PLC, 8.25%, 07/09/24(d)(j)(k)	400	211,148
Union Pacific Corp.
2.15%, 02/05/27 (Call 12/05/26)	813	729,920
2.38%, 05/20/31 (Call 02/20/31)	720	568,785

Security	Par (000)	Value

Transportation (continued)
2.40%, 02/05/30 (Call 11/05/29)	$1,047	$860,221
2.75%, 03/01/26 (Call 12/01/25)	538	504,175
2.80%, 02/14/32 (Call 12/15/31)	1,075	860,414
2.89%, 04/06/36 (Call 01/06/36)	360	263,139
2.95%, 03/10/52 (Call 09/10/51)	685	395,461
2.97%, 09/16/62 (Call 03/16/62)	604	318,301
3.00%, 04/15/27 (Call 01/15/27)	180	165,479
3.20%, 05/20/41 (Call 11/20/40)	537	365,848
3.25%, 01/15/25 (Call 10/15/24)	20	19,435
3.25%, 08/15/25 (Call 05/15/25)	685	658,405
3.25%, 02/05/50 (Call 08/05/49)	1,321	830,732
3.35%, 08/15/46 (Call 02/15/46)	115	72,263
3.38%, 02/01/35 (Call 08/01/34)	405	316,718
3.38%, 02/14/42 (Call 08/14/41)	520	362,283
3.50%, 02/14/53 (Call 08/14/52)	675	436,616
3.55%, 08/15/39 (Call 02/15/39)	435	319,253
3.55%, 05/20/61 (Call 11/20/60)	170	103,421
3.60%, 09/15/37 (Call 03/15/37)	828	636,129
3.70%, 03/01/29 (Call 12/01/28)	779	714,488
3.75%, 07/15/25 (Call 05/15/25)	436	422,998
3.75%, 02/05/70 (Call 08/05/69)	958	596,481
3.80%, 10/01/51 (Call 04/01/51)	800	552,126
3.80%, 04/06/71 (Call 10/06/70)	349	217,959
3.84%, 03/20/60 (Call 09/20/59)	1,500	986,201
3.85%, 02/14/72 (Call 08/14/71)	290	184,108
3.88%, 02/01/55 (Call 08/01/54)	341	230,310
3.95%, 09/10/28 (Call 06/10/28)	1,110	1,038,396
3.95%, 08/15/59 (Call 02/15/59)	420	281,176
4.00%, 04/15/47 (Call 10/15/46)	575	410,658
4.05%, 11/15/45 (Call 05/15/45)	305	218,726
4.05%, 03/01/46 (Call 09/01/45)	140	100,589
4.10%, 09/15/67 (Call 03/15/67)	479	323,391
4.30%, 03/01/49 (Call 09/01/48)	400	300,436
4.50%, 01/20/33 (Call 10/20/32)	680	614,961
4.50%, 09/10/48 (Call 03/10/48)	388	301,082
4.75%, 02/21/26 (Call 01/21/26)	1,240	1,221,431
4.95%, 09/09/52 (Call 03/09/52)	410	345,576
4.96%, 05/15/53 (Call 11/15/52)	500	421,133
5.15%, 01/20/63 (Call 07/20/62)	400	330,582
6.63%, 02/01/29	240	253,070
United Parcel Service Inc.
2.40%, 11/15/26 (Call 08/15/26)	543	499,509
2.50%, 09/01/29 (Call 06/01/29)	812	689,099
2.80%, 11/15/24 (Call 09/15/24)	802	779,456
3.05%, 11/15/27 (Call 08/15/27)	1,257	1,148,248
3.40%, 03/15/29 (Call 12/15/28)	645	583,837
3.40%, 11/15/46 (Call 05/15/46)	435	290,365
3.40%, 09/01/49 (Call 03/01/49)(c)	79	52,872
3.63%, 10/01/42	80	58,432
3.75%, 11/15/47 (Call 05/15/47)	469	332,856
3.90%, 04/01/25 (Call 03/01/25)	894	873,034
4.25%, 03/15/49 (Call 09/15/48)	378	286,588
4.45%, 04/01/30 (Call 01/01/30)	1,383	1,297,272
4.88%, 03/03/33 (Call 12/03/32)	555	518,626
4.88%, 11/15/40 (Call 05/15/40)	165	144,354
5.05%, 03/03/53 (Call 09/03/52)	530	454,723
5.20%, 04/01/40 (Call 10/01/39)	850	771,487
5.30%, 04/01/50 (Call 10/01/49)	1,277	1,141,957
6.20%, 01/15/38	1,525	1,563,110
Watco Cos. LLC/Watco Finance Corp., 6.50%, 06/15/27 (Call 12/01/23)(b)	440	412,202

S C H E D U L E O F I N V E S T M E N T S	145

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
XPO CNW Inc., 6.70%, 05/01/34	$220	$204,042
XPO Escrow Sub LLC, 7.50%, 11/15/27 (Call 11/15/24)(b)	265	264,655
XPO Inc.
6.25%, 06/01/28 (Call 06/01/25)(b)	745	714,042
7.13%, 06/01/31 (Call 06/01/26)(b)	355	345,844
Yunda Holding Investment Co., 2.25%, 08/19/25(d)	800	717,663

		112,964,291

Trucking & Leasing — 0.1%
AerCap Global Aviation Trust, 6.50%, 06/15/45 (Call 06/15/25), (3-mo. SOFR + 4.562%)(a)(b)	505	496,053
DAE Funding LLC
2.63%, 03/20/25 (Call 02/20/25)(d)	400	376,424
3.38%, 03/20/28 (Call 01/20/28)(d)	600	523,305
Fortress Transportation and Infrastructure Investors LLC
5.50%, 05/01/28 (Call 05/01/24)(b)	735	669,513
6.50%, 10/01/25 (Call 12/01/23)(b)	481	477,291
9.75%, 08/01/27 (Call 11/13/23)(b)	305	313,544
GATX Corp.
1.90%, 06/01/31 (Call 03/01/31)	176	126,661
3.10%, 06/01/51 (Call 12/01/50)	225	122,186
3.25%, 03/30/25 (Call 12/30/24)	195	186,984
3.25%, 09/15/26 (Call 06/15/26)	834	773,432
3.50%, 03/15/28 (Call 12/15/27)	95	84,829
3.85%, 03/30/27 (Call 12/30/26)	223	205,758
4.00%, 06/30/30 (Call 03/30/30)	700	600,799
4.55%, 11/07/28 (Call 08/07/28)	375	346,006
4.70%, 04/01/29 (Call 01/01/29)	160	147,508
4.90%, 03/15/33 (Call 12/15/32)	355	313,531
5.20%, 03/15/44 (Call 09/15/43)	400	316,528
5.45%, 09/15/33 (Call 06/15/33)	635	576,936
6.05%, 03/15/34 (Call 12/15/33)	325	306,904
6.90%, 05/01/34 (Call 02/01/34)	225	224,431
NAC Aviation 29 DAC, 4.75%, 06/30/26 (Call 11/06/23)	525	482,930
Penske Truck Leasing Co. LP/PTL Finance Corp
1.20%, 11/15/25 (Call 10/15/25)(b)	848	765,499
1.70%, 06/15/26 (Call 05/15/26)(b)	800	710,123
2.70%, 11/01/24 (Call 10/01/24)(b)	515	496,937
3.35%, 11/01/29 (Call 08/01/29)(b)	146	122,246
3.40%, 11/15/26 (Call 08/15/26)(b)	452	415,346
3.95%, 03/10/25 (Call 01/10/25)(b)	1,035	1,002,210
4.00%, 07/15/25 (Call 06/15/25)(b)	55	52,927
4.20%, 04/01/27 (Call 01/01/27)(b)	365	338,958
4.40%, 07/01/27 (Call 06/01/27)(b)	635	590,794
4.45%, 01/29/26 (Call 11/29/25)(b)	478	457,326
5.55%, 05/01/28 (Call 04/01/28)(b)	360	346,754
5.70%, 02/01/28 (Call 01/01/28)(b)	855	825,252
5.75%, 05/24/26 (Call 04/24/26)(b)	280	275,388
5.88%, 11/15/27 (Call 10/15/27)(b)	230	224,398
6.05%, 08/01/28 (Call 07/01/28)(b)	590	578,684
6.20%, 06/15/30 (Call 04/15/30)(b)	280	272,878
SMBC Aviation Capital Finance DAC
1.90%, 10/15/26 (Call 09/15/26)(b)	1,035	911,912
2.30%, 06/15/28 (Call 04/15/28)(b)	300	249,417
5.45%, 05/03/28 (Call 04/03/28)(b)	365	349,718
5.70%, 07/25/33 (Call 04/25/33)(b)	750	676,928

		17,335,248

Security	Par (000)	Value

Venture Capital — 0.0%
Hercules Capital Inc.
2.63%, 09/16/26 (Call 08/16/26)	$105	$90,986
3.38%, 01/20/27 (Call 12/20/26)	30	26,098

		117,084

Water — 0.1%
Aegea Finance Sarl, 6.75%, 05/20/29 (Call 05/20/25)(d)	400	365,947
Aegea Finance SARL, 9.00%, 01/20/31 (Call 01/20/27)(b)(c)	400	398,338
American Water Capital Corp.
2.30%, 06/01/31 (Call 03/01/31)	465	361,623
2.80%, 05/01/30 (Call 02/01/30)	696	578,002
2.95%, 09/01/27 (Call 06/01/27)	713	645,262
3.25%, 06/01/51 (Call 12/01/50)	455	280,469
3.40%, 03/01/25 (Call 12/01/24)	1,195	1,156,934
3.45%, 06/01/29 (Call 03/01/29)	1,077	955,176
3.45%, 05/01/50 (Call 11/01/49)	370	236,659
3.75%, 09/01/28 (Call 06/01/28)	702	644,262
3.75%, 09/01/47 (Call 03/01/47)	472	323,699
4.00%, 12/01/46 (Call 06/01/46)	270	191,617
4.15%, 06/01/49 (Call 12/01/48)	360	261,035
4.20%, 09/01/48 (Call 03/01/48)	361	265,146
4.30%, 12/01/42 (Call 06/01/42)	326	253,492
4.30%, 09/01/45 (Call 03/01/45)	427	320,428
4.45%, 06/01/32 (Call 03/01/32)	520	468,390
6.59%, 10/15/37	518	536,169
Essential Utilities Inc.
2.40%, 05/01/31 (Call 02/01/31)	588	449,887
2.70%, 04/15/30 (Call 01/15/30)	671	542,494
3.35%, 04/15/50 (Call 10/15/49)	328	192,793
3.57%, 05/01/29 (Call 02/01/29)	815	725,197
4.28%, 05/01/49 (Call 11/01/48)	530	369,800
5.30%, 05/01/52 (Call 11/01/51)	395	318,936
Manila Water Co. Inc., 4.38%, 07/30/30 (Call 07/30/25)(d)	400	352,024
Solaris Midstream Holdings LLC, 7.63%, 04/01/26 (Call 12/01/23)(b)	300	286,736
United Utilities PLC, 6.88%, 08/15/28	360	372,599

		11,853,114

Total Corporate Bonds & Notes — 32.9% (Cost: $8,200,889,838)		7,013,621,571

Fixed Rate Loan Interests

Diversified Financial Services — 0.0%
Curo Group Holdings Corp., Term Loan, (6.00% Cash + 12.00% PIK), 18.00%, 08/02/27(h)	178	166,386

Total Fixed Rate Loan Interests — 0.0% (Cost: $174,208)		166,386

Foreign Government Obligations(m)

Angola — 0.0%
Angolan Government International Bond
8.00%, 11/26/29(d)	1,400	1,114,428
8.25%, 05/09/28(d)	1,200	1,013,860
8.75%, 04/14/32(d)	1,400	1,086,448
9.13%, 11/26/49(d)	1,000	697,906
9.38%, 05/08/48(d)	1,200	849,646

146	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Angola (continued)
9.50%, 11/12/25(d)	$600	$576,338

		5,338,626

Argentina — 0.1%
Argentina Bonar Bonds
0.75%, 07/09/30(g)	9,231	2,247,574
1.00%, 07/09/29	1,443	356,380
3.50%, 07/09/41(g)	1,030	234,253
3.63%, 07/09/35(g)	9,040	2,039,062
4.25%, 01/09/38(g)	2,556	650,483
Argentine Republic Government International Bond
0.75%, 07/09/30 (Call 12/01/23)(c)(g)	13,310	3,701,673
1.00%, 07/09/29 (Call 12/01/23)(c)	2,750	732,810
3.50%, 07/09/41 (Call 12/01/23)(c)(g)	9,425	2,465,902
3.63%, 07/09/35 (Call 12/01/23)(g)	16,046	3,951,452
3.63%, 07/09/46 (Call 12/01/23)(c)(g)	3,475	857,536
5.00%, 01/09/38 (Call 12/01/23)(g)	9,849	2,966,020
Ciudad Autonoma De Buenos Aires/Government Bond, 7.50%, 06/01/27(d)	650	595,211
Provincia de Buenos Aires/Government Bonds
5.50%, 09/01/37(d)(g)	300	74,959
6.38%, 09/01/37(d)(g)	4,575	1,473,960
Provincia de Cordoba
6.88%, 12/10/25(d)(g)	375	308,543
6.99%, 06/01/27(d)(g)	302	224,482

		22,880,300

Azerbaijan — 0.0%
Republic of Azerbaijan International Bond, 3.50%, 09/01/32(d)	950	741,120
State Oil Co. of the Azerbaijan Republic, 6.95%, 03/18/30(d)	422	410,296

		1,151,416

Bahrain — 0.1%
Bahrain Government International Bond
4.25%, 01/25/28(d)	600	538,222
5.25%, 01/25/33(d)	1,400	1,140,567
5.45%, 09/16/32(d)	800	674,192
5.63%, 09/30/31(d)	800	695,556
5.63%, 05/18/34(d)	800	654,192
6.00%, 09/19/44(d)	1,000	722,803
6.25%, 01/25/51(d)	400	284,523
6.75%, 09/20/29(d)	1,000	963,961
7.00%, 01/26/26(d)	1,200	1,192,906
7.00%, 10/12/28(d)	600	596,609
7.38%, 05/14/30(d)	700	691,145
7.50%, 09/20/47(d)	600	499,222
7.75%, 04/18/35(d)	600	574,420
CBB International Sukuk Co. 6 SPC, 5.25%, 03/20/25(d)	800	778,062
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25(d)	1,000	999,249
CBB International Sukuk Programme Co.
3.88%, 05/18/29(d)	1,000	852,783
3.95%, 09/16/27(d)	1,000	903,762
4.50%, 03/30/27(d)	1,000	927,476
6.25%, 11/14/24(d)	400	395,988
CBB International Sukuk Programme Co. WLL, 6.25%, 10/18/30(d)	600	571,500

		14,657,138

Security	Par (000)	Value

Belarus — 0.0%
Republic of Belarus International Bond
5.88%, 02/24/26(d)	$400	$166,000
6.20%, 02/28/30(d)	600	204,000
7.63%, 06/29/27(d)	200	83,000
Republic of Belarus Ministry of Finance, 6.38%, 02/24/31(d)	600	204,000

		657,000

Bermuda — 0.0%
Bermuda Government International Bond
2.38%, 08/20/30 (Call 05/20/30)(d)	715	566,768
3.38%, 08/20/50 (Call 02/20/50)(d)	760	444,509
3.72%, 01/25/27 (Call 10/25/26)(d)	95	88,379
4.75%, 02/15/29 (Call 11/15/28)(d)	200	187,626

		1,287,282

Bolivia — 0.0%
Bolivian Government International Bond
4.50%, 03/20/28(d)	1,200	611,863
7.50%, 03/02/30 (Call 01/01/30)(d)	200	129,085

		740,948

Brazil — 0.1%
Brazilian Government International Bond
2.88%, 06/06/25	1,400	1,330,213
3.75%, 09/12/31	1,400	1,160,630
3.88%, 06/12/30	2,400	2,061,477
4.25%, 01/07/25(c)	2,250	2,199,099
4.50%, 05/30/29 (Call 02/28/29)	1,400	1,290,322
4.63%, 01/13/28 (Call 10/13/27)(c)	2,250	2,146,627
4.75%, 01/14/50 (Call 07/14/49)(c)	3,100	2,069,061
5.00%, 01/27/45	2,900	2,073,121
5.63%, 01/07/41	1,400	1,137,089
5.63%, 02/21/47	1,800	1,378,128
6.00%, 04/07/26	1,800	1,815,523
6.00%, 10/20/33	1,600	1,480,201
7.13%, 01/20/37(c)	1,191	1,169,100
8.25%, 01/20/34	1,250	1,331,936
8.75%, 02/04/25(c)	420	439,428
10.13%, 05/15/27	970	1,105,919

		24,187,874

Canada — 0.3%
Canada Government International Bond
0.75%, 05/19/26	725	651,296
1.63%, 01/22/25	5,373	5,136,183
2.88%, 04/28/25	1,240	1,196,814
CDP Financial Inc.
0.88%, 06/10/25(b)	595	553,158
1.00%, 05/26/26(b)	600	538,956
CPPIB Capital Inc.
0.88%, 09/09/26(b)	2,240	1,988,880
1.25%, 03/04/25(b)	240	226,736
1.25%, 01/28/31(b)	1,500	1,137,541
2.75%, 11/02/27(b)	250	229,337
Export Development Canada
3.00%, 05/25/27	35	32,788
3.38%, 08/26/25	470	455,135
3.88%, 02/14/28	5,040	4,819,364
Hydro-Quebec
Series HH, 8.50%, 12/01/29	425	486,569
Series HK, 9.38%, 04/15/30	270	323,353
Series HQ, 9.50%, 11/15/30	13	15,845

S C H E D U L E O F I N V E S T M E N T S	147

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Canada (continued)
OMERS Finance Trust, 4.00%, 04/19/52 (Call 10/19/51)(b)	$755	$524,416
Ontario Teachers’ Finance Trust
0.88%, 09/21/26(b)	70	61,969
1.38%, 04/15/25(b)	165	155,357
2.00%, 04/16/31(b)	250	196,371
4.25%, 04/25/28(b)	4,975	4,764,649
Province of Alberta Canada
1.00%, 05/20/25	3,248	3,033,611
1.30%, 07/22/30	3,005	2,334,003
1.88%, 11/13/24	1,865	1,794,027
2.05%, 08/17/26(b)	250	229,623
3.30%, 03/15/28	2,655	2,461,869
Province of British Columbia Canada
0.90%, 07/20/26	1,641	1,466,664
1.30%, 01/29/31(c)	885	679,892
2.25%, 06/02/26	1,446	1,344,481
4.20%, 07/06/33	5	4,555
6.50%, 01/15/26(c)	250	256,038
7.25%, 09/01/36	250	290,335
Province of Manitoba Canada
1.50%, 10/25/28	215	180,961
2.13%, 06/22/26	1,903	1,759,717
Province of New Brunswick Canada, 3.63%, 02/24/28	790	738,713
Province of Ontario Canada
0.63%, 01/21/26	1,200	1,085,287
1.05%, 04/14/26	255	230,949
1.05%, 05/21/27(c)	365	318,022
1.13%, 10/07/30	3,325	2,542,080
1.60%, 02/25/31	1,360	1,063,070
1.80%, 10/14/31	485	378,278
2.00%, 10/02/29	2,578	2,179,331
2.13%, 01/21/32	60	47,536
2.30%, 06/15/26	711	661,428
2.50%, 04/27/26	3,208	3,008,241
3.10%, 05/19/27	320	299,747
Province of Quebec Canada
0.60%, 07/23/25	4,820	4,446,845
1.35%, 05/28/30	2,005	1,577,180
1.90%, 04/21/31	155	123,569
2.50%, 04/20/26	2,782	2,611,372
2.75%, 04/12/27(c)	4,167	3,863,426
3.63%, 04/13/28	705	663,549
Series PD, 7.50%, 09/15/29	698	779,960
Series QX, 1.50%, 02/11/25	3,010	2,860,590
Province of Saskatchewan Canada, 3.25%, 06/08/27	210	197,355
PSP Capital Inc., 1.00%, 06/29/26(b)(c)	415	371,781

		69,378,802

Cayman Islands — 0.0%
KSA Sukuk Ltd.
4.27%, 05/22/29	2,200	2,066,783
4.51%, 05/22/33(d)	2,200	1,998,767
5.27%, 10/25/28(d)	1,800	1,778,676
Maldives Sukuk Issuance Ltd., 9.88%, 04/08/26(d)	700	564,526
Sharjah Sukuk Program Ltd., 3.89%, 04/04/30(d)	600	526,244

		6,934,996

Security	Par (000)	Value

Chile — 0.1%
Chile Government International Bond
2.45%, 01/31/31 (Call 10/31/30)	$1,200	$964,807
2.55%, 01/27/32 (Call 10/27/31)	1,200	942,002
2.55%, 07/27/33 (Call 04/27/33)	1,600	1,195,917
2.75%, 01/31/27 (Call 12/31/26)	800	731,007
3.10%, 05/07/41 (Call 11/07/40)	2,070	1,345,668
3.10%, 01/22/61 (Call 07/22/60)	1,404	751,403
3.13%, 01/21/26	500	475,285
3.24%, 02/06/28 (Call 11/06/27)	1,400	1,275,021
3.25%, 09/21/71 (Call 03/21/71)	800	424,919
3.50%, 01/31/34 (Call 10/31/33)	1,000	801,253
3.50%, 01/25/50 (Call 07/25/49)	1,650	1,038,459
3.50%, 04/15/53 (Call 10/15/52)	1,000	620,165
3.86%, 06/21/47(c)	938	649,125
4.00%, 01/31/52 (Call 07/31/51)(c)	800	550,028
4.34%, 03/07/42 (Call 09/07/41)	1,400	1,081,041
4.95%, 01/05/36 (Call 10/05/35)	1,601	1,419,383
5.33%, 01/05/54 (Call 07/05/53)	1,146	965,979

		15,231,462

China — 0.1%
China Development Bank
1.00%, 10/27/25(d)	1,000	916,230
1.63%, 10/27/30(d)	1,000	787,241
China Government International Bond
0.55%, 10/21/25(d)	1,800	1,644,913
1.20%, 10/21/30(d)	1,400	1,099,294
1.25%, 10/26/26(d)	1,200	1,076,618
1.75%, 10/26/31(d)	800	635,570
1.95%, 12/03/24(d)	1,400	1,349,802
2.13%, 12/03/29(d)	1,400	1,203,144
2.25%, 10/21/50(d)	400	215,713
2.50%, 10/26/51	400	227,006
2.63%, 11/02/27(d)	400	366,946
2.75%, 12/03/39(d)	900	633,174
3.50%, 10/19/28(d)	400	376,475
4.00%, 10/19/48(d)	400	315,044
Export-Import Bank of China (The)
2.88%, 04/26/26(d)	1,600	1,511,597
3.25%, 11/28/27(d)	200	185,332
3.38%, 03/14/27(d)	800	753,740
3.88%, 05/16/26(d)	600	582,573
4.00%, 11/28/47(d)	600	459,212

		14,339,624

Colombia — 0.1%
Colombia Government International Bond
3.00%, 01/30/30 (Call 10/30/29)	1,225	941,506
3.13%, 04/15/31 (Call 01/15/31)	2,000	1,475,225
3.25%, 04/22/32 (Call 01/22/32)	1,400	1,002,649
3.88%, 04/25/27 (Call 01/25/27)	1,462	1,332,328
3.88%, 02/15/61 (Call 08/15/60)(c)	1,025	526,186
4.13%, 02/22/42 (Call 08/22/41)	800	474,395
4.13%, 05/15/51 (Call 11/15/50)(c)	1,000	552,637
4.50%, 01/28/26 (Call 10/28/25)	1,000	957,391
4.50%, 03/15/29 (Call 12/15/28)	1,400	1,214,983
5.00%, 06/15/45 (Call 12/15/44)	3,200	2,044,469
5.20%, 05/15/49 (Call 11/15/48)(c)	2,000	1,278,925
5.63%, 02/26/44 (Call 08/26/43)	1,825	1,271,961
6.13%, 01/18/41	1,825	1,388,726
7.38%, 09/18/37	1,300	1,171,017
7.50%, 02/02/34 (Call 11/02/33)	1,602	1,497,602

148	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colombia (continued)
8.00%, 04/20/33 (Call 01/20/33)	$1,159	$1,132,904

		18,262,904

Costa Rica — 0.0%
Costa Rica Government International Bond
4.38%, 04/30/25(d)	400	388,004
5.63%, 04/30/43(d)	400	318,235
6.13%, 02/19/31(d)	800	760,463
7.00%, 04/04/44(d)	800	734,049
7.16%, 03/12/45(d)	1,000	933,330
Costa Rica Government International Bonds, 6.55%, 04/03/34 (Call 01/03/34)(d)	1,200	1,145,006

		4,279,087

Denmark — 0.0%
Kommunekredit, 0.63%, 06/10/25(d)	700	648,405

Dominican Republic — 0.1%
Dominican Republic International Bond
4.50%, 01/30/30(d)	2,250	1,906,256
4.88%, 09/23/32(d)	2,300	1,861,640
5.30%, 01/21/41(d)	1,050	761,739
5.50%, 01/27/25(d)	900	884,722
5.50%, 02/22/29 (Call 12/22/28)(d)	800	728,070
5.88%, 01/30/60(d)	2,400	1,702,880
5.95%, 01/25/27(d)	1,300	1,254,266
6.00%, 07/19/28(d)	1,000	944,836
6.00%, 02/22/33 (Call 11/22/32)(d)	1,300	1,143,422
6.40%, 06/05/49(d)	1,100	860,082
6.50%, 02/15/48(d)	650	516,104
6.85%, 01/27/45(d)	1,800	1,497,775
6.88%, 01/29/26(d)	1,300	1,296,523
7.05%, 02/03/31 (Call 12/03/30)(d)	450	431,622
7.45%, 04/30/44(d)	1,000	898,554

		16,688,491

Ecuador — 0.0%
Ecuador Government International Bond
0.00%, 07/31/30(d)(i)	844	251,021
2.50%, 07/31/40(d)(g)	2,235	748,261
6.00%, 07/31/30(d)(g)	2,596	1,317,101
6.90%, 07/31/35(d)(g)	5,584	2,119,356

		4,435,739

Egypt — 0.1%
Egypt Government International Bond
3.88%, 02/16/26(d)	600	414,114
5.25%, 10/06/25(d)	600	454,596
5.80%, 09/30/27(d)	800	511,783
5.88%, 06/11/25(d)	1,210	974,922
5.88%, 02/16/31(d)	1,000	546,246
6.59%, 02/21/28(d)	800	509,765
6.88%, 04/30/40(d)	400	206,178
7.05%, 01/15/32(d)	800	451,192
7.30%, 09/30/33(d)	800	439,085
7.50%, 01/31/27(d)	1,400	971,133
7.50%, 02/16/61(d)	1,200	590,662
7.60%, 03/01/29(d)	1,403	872,649
7.63%, 05/29/32(d)	1,200	684,483
7.90%, 02/21/48(d)	1,200	606,785
8.15%, 11/20/59(d)	400	204,461
8.50%, 01/31/47(d)	1,800	933,016
8.70%, 03/01/49(d)	1,000	524,227
8.75%, 09/30/51(d)	600	315,546
8.88%, 05/29/50(d)	1,400	740,057

Security	Par (000)	Value

Egypt (continued)
Egyptian Financial Co. for Sovereign Taskeek (The), 10.88%, 02/28/26(d)	$1,200	$1,109,964

		12,060,864

El Salvador — 0.0%
El Salvador Government International Bond
6.38%, 01/18/27(d)	480	392,427
7.12%, 01/20/50 (Call 07/20/49)(d)	848	528,879
7.63%, 02/01/41(d)	600	400,121
7.65%, 06/15/35(d)	738	514,141
8.25%, 04/10/32(d)	370	288,103
8.63%, 02/28/29(d)	423	341,765
9.50%, 07/15/52 (Call 01/15/52)(d)	750	549,002

		3,014,438

Finland — 0.0%
Finland Government International Bond
0.88%, 05/20/30(b)	450	345,252
6.95%, 02/15/26	955	984,051
Finnvera OYJ, 1.13%, 10/27/26(b)	5	4,448
Kuntarahoitus OYJ, 3.25%, 08/24/27(b)	35	32,937

		1,366,688

France — 0.1%
Caisse d’Amortissement de la Dette Sociale
0.38%, 09/23/25(b)	2,415	2,205,174
0.63%, 02/18/26(b)	220	198,292
1.13%, 11/29/24(b)	85	81,033
1.38%, 01/20/31(b)	350	269,917
2.13%, 01/26/32(b)	475	376,974
3.75%, 05/24/28(b)(c)	10,000	9,473,751
4.00%, 01/25/26(b)	5,035	4,905,096
SFIL SA, 0.63%, 02/09/26(d)	600	539,611

		18,049,848

Gabon — 0.0%
Gabon Government International Bond
6.63%, 02/06/31(d)	600	424,118
6.95%, 06/16/25(d)	400	348,722
7.00%, 11/24/31 (Call 11/24/29)(d)	400	283,636

		1,056,476

Georgia — 0.0%
Georgia Government International Bond, 2.75%, 04/22/26(d)	400	356,208

Germany — 0.0%
Land Nordrhein Westfalen, 2.25%, 04/16/25(d)	500	476,841
State of North Rhine-Westphalia Germany, 1.00%, 04/21/26(d)	300	270,904

		747,745

Ghana — 0.0%
Ghana Government International Bond
0.00%, 04/07/25(d)(i)(j)(k)	400	153,673
6.38%, 02/11/27(d)(j)(k)	800	342,931
7.63%, 05/16/29(d)(j)(k)	800	341,147
7.75%, 04/07/29(d)(j)(k)	1,025	439,152
7.88%, 03/26/27(d)(j)(k)	600	257,443
7.88%, 02/11/35(d)(j)(k)	600	259,940
8.13%, 01/18/26(d)(j)(k)	1,000	430,546
8.13%, 03/26/32(d)(j)(k)	1,000	422,501
8.63%, 04/07/34(d)(j)(k)	600	257,352
8.63%, 06/16/49(d)(j)(k)	600	249,944
8.75%, 03/11/61(d)(j)(k)	400	166,594
8.88%, 05/07/42(d)(j)(k)	400	167,442

S C H E D U L E O F I N V E S T M E N T S	149

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ghana (continued)
8.95%, 03/26/51(d)(j)(k)	$800	$332,225
10.75%, 10/14/30(d)(j)(k)	700	435,029

		4,255,919

Guatemala — 0.0%
Guatemala Government Bond
3.70%, 10/07/33 (Call 07/07/33)(d)	600	444,263
4.38%, 06/05/27(d)	400	367,223
4.50%, 05/03/26(d)	600	567,363
4.65%, 10/07/41 (Call 04/07/41)(d)	400	276,080
4.88%, 02/13/28(d)	600	550,738
4.90%, 06/01/30 (Call 03/01/30)(d)	400	356,365
5.25%, 08/10/29(d)	200	181,826
5.38%, 04/24/32 (Call 01/24/32)(d)	500	444,704
6.13%, 06/01/50 (Call 12/01/49)(d)	1,000	798,174
6.60%, 06/13/36 (Call 03/13/36)(d)	800	740,066

		4,726,802

Honduras — 0.0%
Honduras Government International Bond
5.63%, 06/24/30 (Call 03/24/30)(d)	150	125,231
6.25%, 01/19/27(d)	850	792,505

		917,736

Hong Kong — 0.1%
Airport Authority
1.63%, 02/04/31 (Call 11/04/30)(b)	1,200	915,548
1.75%, 01/12/27 (Call 12/12/26)(b)(c)	800	715,632
2.10%, (Call 03/08/26), (5-year CMT + 4.697%)(a)(d)(f)	800	726,620
2.40%, (Call 03/08/28), (7-year CMT + 4.736%)(a)(d)(f)	400	340,887
2.50%, 01/12/32 (Call 10/12/31)(b)	1,000	796,926
2.63%, 02/04/51 (Call 08/04/50)(b)	400	227,918
3.50%, 01/12/62 (Call 07/12/61)(b)	200	126,791
4.75%, 01/12/28 (Call 12/12/27)(b)	400	390,232
4.88%, 01/12/26(b)	400	396,176
4.88%, 01/12/30 (Call 11/12/29)(b)	800	767,202
4.88%, 01/12/33 (Call 10/12/32)(b)	600	569,660
Airport Authority Hong Kong, 3.25%, 01/12/52 (Call 07/12/51)(b)	600	380,798
Hong Kong Government International Bond
0.63%, 02/02/26(b)(c)	200	181,103
1.38%, 02/02/31(b)	1,200	925,025
1.75%, 11/24/31(d)	400	310,441
2.38%, 02/02/51(b)	400	222,889
4.00%, 06/07/28(b)	200	192,310
4.00%, 06/07/33(b)	800	730,724
4.38%, 01/11/26(b)(c)	800	787,897
4.50%, 01/11/28(b)	1,400	1,375,192
4.63%, 01/11/33(b)	600	577,309
5.25%, 01/11/53(b)	400	379,195
Hong Kong Sukuk 2017 Ltd., 3.13%, 02/28/27(d)	800	752,075

		12,788,550

Hungary — 0.1%
Hungary Government International Bond
2.13%, 09/22/31(d)	1,800	1,295,412
3.13%, 09/21/51(d)	1,600	851,395
5.25%, 06/16/29(d)	1,400	1,318,925
5.50%, 06/16/34(d)	800	711,557
6.13%, 05/22/28(d)	1,000	992,299
6.25%, 09/22/32(d)	1,400	1,342,230

Security	Par (000)	Value

Hungary (continued)
6.75%, 09/25/52(d)	$1,000	$922,323
7.63%, 03/29/41	1,310	1,336,811
Magyar Export-Import Bank Zrt, 6.13%, 12/04/27 (Call 11/04/27)(d)	1,000	979,290
MFB Magyar Fejlesztesi Bank Zrt, 6.50%, 06/29/28(d)	800	786,507

		10,536,749

India — 0.0%
Export-Import Bank of India
2.25%, 01/13/31(d)	1,000	764,173
3.25%, 01/15/30(d)	800	674,972
3.38%, 08/05/26(d)	650	610,994
3.88%, 02/01/28(d)	800	734,576
5.50%, 01/18/33(c)(d)	600	563,206

		3,347,921

Indonesia — 0.2%
Indonesia Government International Bond
1.85%, 03/12/31	1,000	763,596
2.15%, 07/28/31 (Call 04/28/31)	800	617,830
2.85%, 02/14/30	800	677,142
3.05%, 03/12/51	1,600	968,744
3.20%, 09/23/61 (Call 03/23/61)	600	338,553
3.35%, 03/12/71	600	343,189
3.40%, 09/18/29	540	477,513
3.50%, 01/11/28	1,050	965,682
3.50%, 02/14/50(c)	950	614,880
3.55%, 03/31/32 (Call 12/31/31)	800	676,224
3.70%, 10/30/49(c)	1,000	671,336
3.85%, 07/18/27(d)	800	750,925
3.85%, 10/15/30	1,200	1,066,212
4.10%, 04/24/28	800	752,149
4.13%, 01/15/25(d)	800	786,679
4.15%, 09/20/27 (Call 06/20/27)	700	664,054
4.20%, 10/15/50	1,450	1,060,139
4.30%, 03/31/52 (Call 09/30/51)	600	443,777
4.35%, 01/08/27(d)	1,300	1,248,969
4.35%, 01/11/48	1,450	1,098,594
4.45%, 04/15/70	800	583,486
4.55%, 01/11/28 (Call 12/11/27)	600	575,983
4.63%, 04/15/43(d)	1,000	826,868
4.65%, 09/20/32 (Call 06/20/32)	1,100	1,005,184
4.75%, 01/08/26(d)	1,800	1,770,690
4.75%, 02/11/29	1,000	958,986
4.75%, 07/18/47(d)	610	497,037
4.85%, 01/11/33 (Call 10/11/32)(c)	800	746,408
5.13%, 01/15/45(d)	1,400	1,212,126
5.25%, 01/17/42(d)	1,600	1,436,621
5.25%, 01/08/47(d)	800	698,282
5.35%, 02/11/49	700	616,858
5.45%, 09/20/52 (Call 03/20/52)	375	330,331
5.65%, 01/11/53 (Call 07/11/52)	400	365,018
5.95%, 01/08/46(d)	1,100	1,046,031
6.63%, 02/17/37(d)	1,150	1,193,281
6.75%, 01/15/44(d)	1,200	1,252,399
7.75%, 01/17/38(d)	1,520	1,732,687
8.50%, 10/12/35(d)	950	1,133,155
Perusahaan Penerbit SBSN Indonesia III
1.50%, 06/09/26(d)	1,000	900,173
2.30%, 06/23/25(c)(d)	600	567,060
2.55%, 06/09/31(d)	1,230	984,608
2.80%, 06/23/30(d)	800	667,996

150	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Indonesia (continued)
3.55%, 06/09/51(d)	$400	$258,752
3.80%, 06/23/50(d)	800	542,023
4.15%, 03/29/27(d)	1,800	1,715,857
4.33%, 05/28/25(d)	1,440	1,412,906
4.40%, 06/06/27(d)	1,000	958,581
4.40%, 03/01/28(d)	1,200	1,143,078
4.45%, 02/20/29(c)(d)	900	853,402
4.55%, 03/29/26(d)	1,200	1,171,478
4.70%, 06/06/32(c)(d)	800	741,905

		44,885,437

Iraq — 0.0%
Iraq International Bond, 5.80%, 01/15/28 (Call 12/17/23)(d)	1,161	1,034,831

Israel — 0.1%
Israel Government AID Bond, 5.50%, 09/18/33	70	70,726
Israel Government International Bond
2.75%, 07/03/30	1,800	1,479,459
2.88%, 03/16/26	600	555,753
3.25%, 01/17/28	800	716,182
3.88%, 07/03/50	1,550	1,020,207
4.13%, 01/17/48	800	554,839
4.50%, 01/17/33	1,400	1,228,601
4.50%, 01/30/43	1,150	891,277
4.50%, 04/03/2120	1,000	656,395
State of Israel
2.50%, 01/15/30	800	651,210
3.38%, 01/15/50	1,424	858,035
3.80%, 05/13/60(d)	3,200	1,951,904

		10,634,588

Italy — 0.0%
Republic of Italy Government International Bond
1.25%, 02/17/26	3,750	3,383,163
2.88%, 10/17/29	1,561	1,323,440
3.88%, 05/06/51	1,775	1,101,771
4.00%, 10/17/49	1,667	1,086,938
5.38%, 06/15/33	1,572	1,462,340

		8,357,652

Ivory Coast — 0.0%
Ivory Coast Government International Bond
6.13%, 06/15/33(d)	1,000	818,439
6.38%, 03/03/28(d)	600	557,631

		1,376,070

Jamaica — 0.0%
Jamaica Government International Bond
6.75%, 04/28/28(c)	950	964,177
7.88%, 07/28/45	1,400	1,492,170
8.00%, 03/15/39	900	996,770

		3,453,117

Japan — 0.1%
Development Bank of Japan Inc.
1.25%, 10/20/26(b)	450	400,043
3.25%, 04/28/27(b)(c)	589	550,957
Japan Bank for International Cooperation
0.63%, 07/15/25	2,950	2,717,077
1.25%, 01/21/31	1,925	1,449,933
1.88%, 07/21/26	260	237,144
1.88%, 04/15/31	4,560	3,573,247
2.00%, 10/17/29	550	457,924

Security	Par (000)	Value

Japan (continued)
2.13%, 02/10/25	$310	$296,429
2.13%, 02/16/29	220	187,634
2.25%, 11/04/26	2,266	2,074,275
2.38%, 04/20/26	475	442,202
2.50%, 05/28/25	1,665	1,588,215
2.75%, 01/21/26(c)	820	774,261
2.75%, 11/16/27	1,310	1,194,569
2.88%, 04/14/25	410	394,260
2.88%, 06/01/27	3,389	3,128,638
2.88%, 07/21/27	730	672,952
3.25%, 07/20/28	265	242,752
3.50%, 10/31/28	704	649,164
Japan Finance Organization for Municipalities, 2.38%, 02/13/25(b)(c)	219	209,634
Japan International Cooperation Agency
1.00%, 07/22/30(c)	1,745	1,310,707
2.13%, 10/20/26	450	409,786
2.75%, 04/27/27	1,173	1,078,394
3.25%, 05/25/27	95	88,667
3.38%, 06/12/28	60	55,178

		24,184,042

Jordan — 0.0%
Jordan Government International Bond
4.95%, 07/07/25(d)	400	371,854
5.75%, 01/31/27(d)	880	793,198
5.85%, 07/07/30(d)	800	675,265
6.13%, 01/29/26(d)	600	556,209
7.38%, 10/10/47(d)	1,000	753,890
7.50%, 01/13/29(d)	1,000	932,144
7.75%, 01/15/28(d)	400	381,205

		4,463,765

Kazakhstan — 0.0%
Kazakhstan Government International Bond
4.88%, 10/14/44(d)	800	655,362
5.13%, 07/21/25(d)	1,600	1,608,411
6.50%, 07/21/45(d)	1,200	1,172,531

		3,436,304

Kenya — 0.0%
Republic of Kenya Government International Bond
6.30%, 01/23/34(d)	600	407,429
7.00%, 05/22/27(d)	800	691,907
7.25%, 02/28/28(d)	800	647,847
8.00%, 05/22/32(d)	800	625,169
8.25%, 02/28/48(d)	800	559,046

		2,931,398

Kuwait — 0.0%
Kuwait International Government Bond, 3.50%, 03/20/27(d)	3,400	3,216,018

Lebanon — 0.0%
Lebanon Government International Bond
0.00%, 11/27/26(d)(i)(j)(k)	1,550	94,969
6.20%, 02/26/25(d)(j)(k)	510	31,647
6.25%, 11/04/24(d)(j)(k)	380	23,811
6.25%, 06/12/25(d)	300	18,593
6.65%, 11/03/28(d)(j)(k)	550	34,160
6.65%, 02/26/30(d)(j)(k)	1,100	68,648
6.75%, 11/29/27(d)(j)(k)	932	57,756
6.85%, 03/23/27(d)(j)(k)	1,130	70,477
6.85%, 05/25/29	595	37,073

S C H E D U L E O F I N V E S T M E N T S	151

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Lebanon (continued)
7.00%, 03/23/32(d)(j)(k)	$1,500	$92,775
7.05%, 11/02/35(d)(j)(k)	400	24,769
7.25%, 03/23/37(d)(j)(k)	315	19,396

		574,074

Malaysia — 0.0%
Export-Import Bank of Malaysia Bhd, 1.83%, 11/26/26 (Call 10/26/26)(d)	200	178,391
Malaysia Sovereign Sukuk Bhd
3.04%, 04/22/25(d)	800	774,009
4.24%, 04/22/45(d)	400	326,375
Malaysia Sukuk Global Bhd
3.18%, 04/27/26(d)	900	859,063
4.08%, 04/27/46(d)	750	593,239
Malaysia Wakala Sukuk Bhd, 3.08%, 04/28/51(d)	250	158,417

		2,889,494

Mexico — 0.2%
Mexico Government International Bond
2.66%, 05/24/31 (Call 02/24/31)	2,633	2,044,856
3.25%, 04/16/30 (Call 01/16/30)	1,700	1,429,302
3.50%, 02/12/34 (Call 11/12/33)	2,000	1,523,407
3.75%, 01/11/28	1,400	1,290,492
3.75%, 04/19/71 (Call 10/19/70)	2,200	1,207,807
3.77%, 05/24/61 (Call 11/24/60)	2,300	1,290,141
3.90%, 04/27/25 (Call 03/27/25)	826	806,549
4.13%, 01/21/26	1,400	1,362,898
4.15%, 03/28/27	1,765	1,691,858
4.28%, 08/14/41 (Call 02/14/41)	1,800	1,281,500
4.35%, 01/15/47	900	609,548
4.40%, 02/12/52 (Call 08/12/51)	1,400	923,945
4.50%, 04/22/29	2,450	2,266,081
4.50%, 01/31/50 (Call 07/31/49)	1,359	933,105
4.60%, 01/23/46	1,800	1,274,367
4.60%, 02/10/48	1,250	872,169
4.75%, 04/27/32 (Call 01/27/32)	2,035	1,800,241
4.75%, 03/08/44	2,754	2,028,683
4.88%, 05/19/33 (Call 02/19/33)	1,600	1,402,749
5.00%, 04/27/51 (Call 10/27/50)	1,800	1,323,126
5.40%, 02/09/28 (Call 01/09/28)	955	936,860
5.55%, 01/21/45(c)	1,935	1,605,058
5.75%, 10/12/2110	2,100	1,595,312
6.05%, 01/11/40	1,980	1,770,694
6.34%, 05/04/53 (Call 11/04/52)	2,400	2,082,234
6.35%, 02/09/35 (Call 11/09/34)	2,055	1,961,628
6.75%, 09/27/34	1,400	1,388,043
7.50%, 04/08/33	780	821,425
8.30%, 08/15/31	675	760,860

		40,284,938

Mongolia — 0.0%
Mongolia Government International Bond
3.50%, 07/07/27(d)	400	335,608
4.45%, 07/07/31(d)	600	455,242
5.13%, 04/07/26(d)	600	561,587
8.65%, 01/19/28(d)	200	198,688

		1,551,125

Morocco — 0.0%
Morocco Government International Bond
2.38%, 12/15/27(d)	400	341,924
3.00%, 12/15/32(d)	600	445,922
4.00%, 12/15/50(d)	1,200	707,143

Security	Par (000)	Value

Morocco (continued)
5.50%, 12/11/42(d)	$400	$311,095
5.95%, 03/08/28(d)	800	781,965
6.50%, 09/08/33(d)	1,200	1,146,868

		3,734,917

Mozambique — 0.0%
Mozambique International Bond, 9.00%, 09/15/31(d)(g)	600	463,890

Namibia — 0.0%
Namibia International Bond, 5.25%, 10/29/25(d)	600	569,358

Netherlands — 0.0%
BNG Bank NV
0.88%, 05/18/26(b)	530	476,056
3.50%, 05/19/28(b)	20	18,736
Nederlandse Waterschapsbank NV
0.50%, 12/02/25(b)	150	136,158
1.00%, 05/28/30(b)	55	42,259

		673,209

Nigeria — 0.0%
Nigeria Government International Bond
6.13%, 09/28/28(d)	1,000	814,639
6.50%, 11/28/27(d)	1,000	859,641
7.14%, 02/23/30(d)	900	725,663
7.38%, 09/28/33(d)	1,000	750,720
7.63%, 11/21/25(d)	800	776,194
7.63%, 11/28/47(d)	1,000	671,525
7.70%, 02/23/38(d)	1,000	712,119
7.88%, 02/16/32(d)	1,000	799,189
8.25%, 09/28/51(d)	1,000	703,043
8.38%, 03/24/29(d)	1,000	874,732
8.75%, 01/21/31(d)	800	685,046
9.25%, 01/21/49(d)	600	465,193

		8,837,704

Norway — 0.0%
Kommunalbanken AS
0.38%, 09/11/25(b)	20	18,281
0.88%, 03/12/25(b)(c)	599	562,592
1.13%, 06/14/30(b)	445	344,416
1.50%, 01/20/27(b)(c)	769	687,721
2.13%, 02/11/25(b)	1,264	1,210,780
4.00%, 01/19/28(b)	4,985	4,778,752

		7,602,542

Oman — 0.1%
Oman Government International Bond
4.75%, 06/15/26(d)	1,600	1,536,668
4.88%, 02/01/25(d)	840	823,285
5.38%, 03/08/27(d)	750	725,406
5.63%, 01/17/28(d)	1,800	1,738,790
6.00%, 08/01/29(d)	1,600	1,548,970
6.25%, 01/25/31(d)	1,065	1,032,541
6.50%, 03/08/47(d)	1,450	1,257,776
6.75%, 10/28/27(d)	1,600	1,615,129
6.75%, 01/17/48(d)	1,800	1,604,137
7.00%, 01/25/51(d)	1,000	916,110
7.38%, 10/28/32(d)	800	829,060
Oman Sovereign Sukuk Co.
4.88%, 06/15/30(d)	1,400	1,308,401
5.93%, 10/31/25(d)	1,100	1,096,009

		16,032,282

152	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pakistan — 0.0%
Pakistan Global Sukuk Programme Co. Ltd. (The), 7.95%, 01/31/29(d)	$400	$239,255
Pakistan Government International Bond
6.00%, 04/08/26(d)	800	436,068
6.88%, 12/05/27(d)	1,200	630,374
7.38%, 04/08/31(d)	1,090	534,275
8.25%, 09/30/25(d)	800	569,270
8.88%, 04/08/51(d)	600	289,881
Pakistan Water & Power Development Authority, 7.50%, 06/04/31(d)	200	85,669

		2,784,792

Panama — 0.1%
Banco Latinoamericano de Comercio Exterior SA, 2.38%, 09/14/25 (Call 08/14/25)(d)	400	372,061
Panama Bonos del Tesoro, 6.38%, 07/25/33(b)(d)	200	181,555
Panama Government International Bond
2.25%, 09/29/32 (Call 06/29/32)	1,800	1,218,564
3.16%, 01/23/30 (Call 10/23/29)	1,200	964,609
3.30%, 01/19/33 (Call 10/19/32)	1,000	735,366
3.36%, 06/30/31(d)	1,000	768,247
3.75%, 03/16/25 (Call 12/16/24)	1,000	964,024
3.75%, 04/17/26(d)	650	603,073
3.87%, 07/23/60 (Call 01/23/60)	2,200	1,158,527
3.88%, 03/17/28 (Call 12/17/27)	1,050	941,481
4.30%, 04/29/53	1,800	1,074,806
4.50%, 05/15/47 (Call 11/15/46)	800	515,466
4.50%, 04/16/50 (Call 10/16/49)	2,000	1,245,596
4.50%, 04/01/56 (Call 10/01/55)	1,800	1,091,545
4.50%, 01/19/63 (Call 07/19/62)	1,400	824,560
6.40%, 02/14/35 (Call 11/14/34)	1,600	1,456,832
6.70%, 01/26/36	1,930	1,801,898
6.85%, 03/28/54 (Call 09/28/53)	600	514,707
6.88%, 01/31/36 (Call 10/31/35)	200	187,694
7.13%, 01/29/26	764	771,783
8.88%, 09/30/27	865	927,398
9.38%, 04/01/29	800	884,353

		19,204,145

Papua New Guinea — 0.0%
Papua New Guinea Government International Bond, 8.38%, 10/04/28(d)	365	336,076

Paraguay — 0.0%
Paraguay Government International Bond 2.74%, 01/29/33(d)	600	446,273
3.85%, 06/28/33 (Call 03/28/33)(d)	400	320,166
4.70%, 03/27/27(d)	400	380,935
4.95%, 04/28/31 (Call 01/28/31)(d)	400	363,119
5.40%, 03/30/50 (Call 09/30/49)(d)	800	598,570
5.60%, 03/13/48(d)	400	306,376
5.85%, 08/21/33(d)	400	368,603
6.10%, 08/11/44(d)	1,030	860,468

		3,644,510

Peru — 0.1%
Corp. Financiera de Desarrollo SA, 2.40%, 09/28/27 (Call 07/28/27)(d)	600	512,727
Fondo MIVIVIENDA SA, 4.63%, 04/12/27 (Call 03/12/27)(d)	400	376,650
Peruvian Government International Bond
1.86%, 12/01/32 (Call 09/01/32)	1,050	739,073
2.39%, 01/23/26 (Call 12/23/25)	451	418,691

Security	Par (000)	Value

Peru (continued)
2.78%, 01/23/31 (Call 10/23/30)	$2,400	$1,921,867
2.78%, 12/01/60 (Call 06/01/60)	1,475	740,541
2.84%, 06/20/30	589	486,543
3.00%, 01/15/34 (Call 10/15/33)	1,700	1,285,196
3.23%, 07/28/2121 (Call 01/28/21)	800	403,775
3.30%, 03/11/41 (Call 09/11/40)	1,020	675,641
3.55%, 03/10/51 (Call 09/10/50)	1,400	880,113
3.60%, 01/15/72 (Call 07/15/71)	800	453,158
4.13%, 08/25/27(c)	680	646,856
5.63%, 11/18/50	1,650	1,455,119
6.55%, 03/14/37	850	856,192
7.35%, 07/21/25	570	582,979
8.75%, 11/21/33	1,585	1,847,144

		14,282,265

Philippines — 0.1%
Bangko Sentral ng Pilipinas Bond, 8.60%, 06/15/27	387	436,990
Philippine Government International Bond
1.65%, 06/10/31	1,000	747,063
1.95%, 01/06/32	625	467,049
2.46%, 05/05/30	1,000	819,770
2.65%, 12/10/45	1,200	695,708
2.95%, 05/05/45	1,150	704,766
3.00%, 02/01/28	1,900	1,714,926
3.20%, 07/06/46	1,600	996,941
3.23%, 03/29/27	200	185,250
3.56%, 09/29/32	600	505,004
3.70%, 03/01/41	1,525	1,095,921
3.70%, 02/02/42	1,725	1,233,184
3.75%, 01/14/29	1,200	1,100,647
3.95%, 01/20/40	1,200	915,464
4.20%, 03/29/47	1,200	889,463
5.00%, 07/17/33	400	374,678
5.00%, 01/13/37	1,200	1,091,196
5.17%, 10/13/27	200	197,112
5.50%, 03/30/26	1,000	1,000,019
5.50%, 01/17/48	1,000	887,734
5.61%, 04/13/33	1,000	976,990
6.38%, 01/15/32	770	795,224
6.38%, 10/23/34	1,410	1,448,601
7.75%, 01/14/31	1,381	1,535,346
9.50%, 02/02/30	1,232	1,460,128
10.63%, 03/16/25	950	1,014,305

		23,289,479

Poland — 0.0%
Bank Gospodarstwa Krajowego
5.38%, 05/22/33(d)	1,400	1,300,584
6.25%, 10/31/28(b)	600	606,549
Republic of Poland Government International Bond
3.25%, 04/06/26	1,300	1,233,237
4.88%, 10/04/33 (Call 07/04/33)	1,800	1,662,621
5.50%, 11/16/27 (Call 08/16/27)	1,100	1,105,138
5.50%, 04/04/53 (Call 10/04/52)	1,850	1,620,846
5.75%, 11/16/32 (Call 08/16/32)	1,150	1,138,302

		8,667,277

Qatar — 0.1%
Qatar Government International Bond
3.25%, 06/02/26(d)	2,600	2,466,429
3.40%, 04/16/25(d)	1,400	1,355,604
3.75%, 04/16/30(d)	3,000	2,735,123

S C H E D U L E O F I N V E S T M E N T S	153

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Qatar (continued)
4.00%, 03/14/29(d)	$2,750	$2,584,954
4.40%, 04/16/50(d)	3,600	2,765,804
4.50%, 04/23/28(d)	2,250	2,177,936
4.63%, 06/02/46(d)	1,400	1,138,760
4.82%, 03/14/49(d)	4,600	3,759,761
5.10%, 04/23/48(d)	4,450	3,788,651
5.75%, 01/20/42(b)	600	575,281
6.40%, 01/20/40(b)	1,000	1,028,971
9.75%, 06/15/30(b)	478	591,051

		24,968,325

Romania — 0.1%
Romanian Government International Bond
3.00%, 02/27/27(d)	1,076	973,118
3.00%, 02/14/31(d)	1,600	1,265,688
3.63%, 03/27/32(d)	800	633,610
4.00%, 02/14/51(d)	1,550	947,774
5.13%, 06/15/48(d)	950	699,320
5.25%, 11/25/27(d)	200	192,974
6.00%, 05/25/34(d)	600	545,274
6.13%, 01/22/44(d)	700	600,278
6.63%, 02/17/28(d)	1,076	1,076,879
7.13%, 01/17/33(d)	1,200	1,191,636
7.63%, 01/17/53(d)	800	784,688

		8,911,239

Rwanda — 0.0%
Rwanda International Government Bond, 5.50%, 08/09/31(d)	600	454,530

Saudi Arabia — 0.2%
KSA Sukuk Ltd.
2.25%, 05/17/31(d)	1,000	788,235
2.97%, 10/29/29(d)	1,700	1,471,772
3.63%, 04/20/27(d)	3,400	3,191,562
4.30%, 01/19/29(d)	1,400	1,324,389
Saudi Government International Bond
2.25%, 02/02/33(d)	2,200	1,646,890
2.50%, 02/03/27(d)	900	816,304
2.75%, 02/03/32(d)	800	644,526
2.90%, 10/22/25(d)	2,000	1,892,753
3.25%, 10/26/26(d)	4,000	3,743,939
3.25%, 10/22/30(d)	1,100	942,606
3.25%, 11/17/51(d)	800	462,634
3.45%, 02/02/61(d)	1,800	1,037,675
3.63%, 03/04/28(d)	3,650	3,369,609
3.75%, 01/21/55(d)	2,200	1,384,367
4.00%, 04/17/25(d)	3,050	2,968,654
4.38%, 04/16/29(d)	3,000	2,815,511
4.50%, 04/17/30(d)	2,700	2,523,711
4.50%, 10/26/46(d)	4,800	3,579,629
4.50%, 04/22/60(d)	1,800	1,289,008
4.63%, 10/04/47(d)	3,510	2,640,061
4.75%, 01/18/28(d)	2,400	2,320,925
4.88%, 07/18/33(d)	2,400	2,229,547
5.00%, 04/17/49(d)	2,600	2,059,120
5.00%, 01/18/53(d)	2,500	1,966,853
5.25%, 01/16/50(d)	2,600	2,134,629
5.50%, 10/25/32(d)	1,800	1,759,109

		51,004,018

Security	Par (000)	Value

Senegal — 0.0%
Senegal Government International Bond
6.25%, 05/23/33(d)	$800	$630,261
6.75%, 03/13/48(d)	800	527,741

		1,158,002

Serbia — 0.0%
Serbia International Bond
2.13%, 12/01/30(d)	800	587,088
6.25%, 05/26/28(d)	600	584,346
6.50%, 09/26/33(d)	800	754,926

		1,926,360

Slovenia — 0.0%
Slovenia Government International Bond, 5.00%, 09/19/33(b)	800	758,590

South Africa — 0.1%
Republic of South Africa Government International Bond
4.30%, 10/12/28	1,600	1,379,747
4.85%, 09/27/27(c)	800	736,723
4.85%, 09/30/29	1,400	1,191,173
4.88%, 04/14/26	800	762,025
5.00%, 10/12/46	800	482,193
5.38%, 07/24/44	800	523,244
5.65%, 09/27/47	1,000	644,978
5.75%, 09/30/49	2,200	1,420,207
5.88%, 09/16/25	1,600	1,576,817
5.88%, 06/22/30	1,000	875,358
5.88%, 04/20/32(c)	1,000	842,090
6.25%, 03/08/41	600	447,016
6.30%, 06/22/48	400	278,780
7.30%, 04/20/52	1,200	930,470

		12,090,821

South Korea — 0.2%
Export-Import Bank of Korea
0.63%, 02/09/26	800	716,354
0.75%, 09/21/25	400	366,002
1.13%, 12/29/26	800	698,281
1.25%, 01/18/25	800	759,738
1.25%, 09/21/30	1,200	896,751
1.38%, 03/20/25(d)	400	377,531
1.38%, 02/09/31	600	445,895
1.63%, 01/18/27	1,000	885,768
1.75%, 10/19/28 (Call 08/19/28)(d)	800	669,897
1.88%, 02/12/25	400	382,027
2.13%, 01/18/32(c)	400	306,085
2.38%, 04/21/27	400	360,377
2.50%, 06/29/41	400	254,585
2.63%, 05/26/26	1,000	931,385
2.88%, 01/21/25	800	774,547
3.25%, 11/10/25(c)	600	573,638
3.25%, 08/12/26	600	564,527
4.25%, 09/15/27	600	572,928
4.50%, 09/15/32	600	548,252
4.63%, 06/07/33(d)	200	183,782
4.88%, 01/11/26	600	591,458
5.00%, 01/11/28	1,000	980,265
5.13%, 09/18/28	400	392,877
5.13%, 01/11/33	600	573,273
5.13%, 09/18/33	200	189,822
5.38%, 09/18/25	200	199,711

154	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Korea (continued)
Incheon International Airport Corp., 1.25%, 05/04/26(d)	$200	$179,409
Industrial Bank of Korea
1.04%, 06/22/25(d)	400	370,880
5.38%, 10/04/28(b)	400	396,381
Korea Development Bank (The)
1.25%, 06/03/25(d)	400	373,845
1.38%, 04/25/27	600	521,650
1.75%, 02/18/25	800	761,626
3.13%, 06/07/25(d)	600	577,488
4.00%, 09/08/25	200	194,430
4.25%, 09/08/32	400	358,072
4.38%, 02/15/28	1,000	955,847
4.38%, 02/15/33	600	540,083
5.63%, 10/23/33	400	393,529
Korea Electric Power Corp.
1.13%, 09/24/26(d)	400	352,876
3.63%, 06/14/25(d)	200	193,518
4.00%, 06/14/27(d)	400	377,958
5.38%, 04/06/26(d)	200	198,897
5.38%, 07/31/26(b)	600	596,401
5.50%, 04/06/28(d)	200	198,649
Korea Expressway Corp., 1.13%, 05/17/26(d)	800	715,831
Korea Gas Corp.
2.25%, 07/18/26(d)	800	734,077
3.13%, 07/20/27(d)	200	183,650
4.88%, 07/05/28(d)	200	194,161
Korea Housing Finance Corp.
4.63%, 02/24/28(d)	800	767,410
4.63%, 02/24/33(d)	200	180,490
Korea Hydro & Nuclear Power Co. Ltd.
1.25%, 04/27/26(d)	200	179,776
3.13%, 07/25/27(d)	400	366,018
3.25%, 06/15/25(d)	600	576,102
4.25%, 07/27/27(d)	400	380,941
5.00%, 07/18/28(d)	200	194,385
Korea International Bond
1.00%, 09/16/30	400	303,134
1.75%, 10/15/31	400	309,742
2.50%, 06/19/29	525	457,659
2.75%, 01/19/27	800	742,165
3.50%, 09/20/28	400	370,970
3.88%, 09/20/48	400	300,609
4.13%, 06/10/44	1,150	928,403
Korea Mine Rehabilitation & Mineral Resources Corp.
1.75%, 04/15/26(d)	400	360,224
4.13%, 04/20/27(d)	400	373,094
5.38%, 05/11/28(d)	400	385,974
Korea National Oil Corp.
0.88%, 10/05/25(d)	400	364,883
1.25%, 04/07/26(d)	800	721,078
1.63%, 10/05/30(d)	400	303,327
1.75%, 04/18/25(d)	200	188,782
2.13%, 04/18/27(d)	200	177,703
2.38%, 04/07/31(d)	400	315,403
2.50%, 10/24/26(d)	200	183,121
3.38%, 03/27/27(c)(d)	400	371,932
4.75%, 04/03/26(d)	400	392,054
4.88%, 04/03/28(d)	200	193,330

Security	Par (000)	Value

South Korea (continued)
Korea SMEs and Startups Agency, 2.13%, 08/30/26(d)	$400	$362,732
Korea South-East Power Co. Ltd., 1.00%, 02/03/26(d)	400	360,355
Korea Water Resources Corp, 3.50%, 04/27/25(d)	200	193,442

		34,870,252

Sri Lanka — 0.0%
Sri Lanka Government International Bond
6.13%, 06/03/25(d)(j)(k)	400	206,783
6.20%, 05/11/27(d)(j)(k)	1,000	497,602
6.75%, 04/18/28(d)(j)(k)	800	397,252
6.83%, 07/18/26(d)(j)(k)	800	410,861
6.85%, 11/03/25(d)(j)(k)	1,200	618,298
7.55%, 03/28/30(d)(j)(k)	1,200	597,536
7.85%, 03/14/29(d)(j)(k)	1,024	509,399

		3,237,731

Supranational — 0.9%
Africa Finance Corp.
2.88%, 04/28/28(b)	200	163,997
3.13%, 06/16/25(d)	600	558,226
3.75%, 10/30/29(d)	600	484,677
4.38%, 04/17/26(d)	665	613,900
African Development Bank
0.88%, 03/23/26	855	774,114
0.88%, 07/22/26	4,948	4,426,235
3.38%, 07/07/25	625	606,154
4.38%, 11/03/27	670	656,955
African Export-Import Bank (The), 2.63%, 05/17/26 (Call 04/17/26)(b)	15	13,372
Arab Petroleum Investments Corp., 1.26%, 02/10/26(d)	200	180,628
Asian Development Bank
0.38%, 09/03/25	1,992	1,825,209
0.50%, 02/04/26	1,910	1,723,384
0.63%, 04/29/25	3,203	2,987,980
0.75%, 10/08/30	2,380	1,785,914
1.00%, 04/14/26	3,615	3,277,932
1.25%, 06/09/28	190	161,043
1.50%, 01/20/27	940	844,079
1.50%, 03/04/31	725	569,370
1.75%, 08/14/26	715	654,903
1.75%, 09/19/29	1,744	1,462,678
1.88%, 01/24/30	4,191	3,485,418
2.00%, 01/22/25	1,350	1,294,402
2.00%, 04/24/26	997	925,925
2.13%, 03/19/25	10	9,568
2.38%, 08/10/27	150	137,232
2.50%, 11/02/27	1,377	1,257,727
2.63%, 01/12/27	804	748,964
2.75%, 01/19/28	1,040	951,716
2.88%, 05/06/25	765	737,969
3.13%, 08/20/27	2,655	2,494,018
3.13%, 09/26/28	418	384,760
3.13%, 04/27/32	455	394,052
3.88%, 09/28/32	45	41,121
5.82%, 06/16/28	510	525,022
6.22%, 08/15/27	463	479,629
6.38%, 10/01/28	300	313,418
Asian Infrastructure Investment Bank (The) 0.50%, 05/28/25	2,178	2,017,522

S C H E D U L E O F I N V E S T M E N T S	155

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Supranational (continued)
0.50%, 01/27/26	$325	$292,647
3.38%, 06/29/25	550	532,296
Banque Ouest Africaine de Developpement, 5.00%, 07/27/27(b)	305	270,285
Central American Bank for Economic Integration, 2.00%, 05/06/25(b)	590	556,110
Corp. Andina de Fomento, 4.75%, 04/01/26	800	779,035
Council of Europe Development Bank
0.88%, 09/22/26	1,035	919,794
1.38%, 02/27/25	315	298,680
3.00%, 06/16/25	605	582,957
European Bank for Reconstruction & Development
0.50%, 05/19/25	2,796	2,594,963
0.50%, 11/25/25	1,993	1,813,954
0.50%, 01/28/26	225	203,045
1.50%, 02/13/25	435	413,927
European Investment Bank
0.00%, 11/06/26(i)	230	198,080
0.38%, 12/15/25	2,110	1,911,475
0.38%, 03/26/26	1,520	1,361,173
0.63%, 07/25/25	3,970	3,671,614
0.63%, 10/21/27	370	313,811
0.75%, 10/26/26	1,293	1,144,056
0.75%, 09/23/30	1,421	1,075,318
0.88%, 05/17/30	900	695,085
1.25%, 02/14/31	2,580	2,003,998
1.38%, 03/15/27	2,335	2,080,578
1.63%, 03/14/25	5,468	5,199,974
1.63%, 10/09/29	730	608,752
1.75%, 03/15/29	495	421,637
1.88%, 02/10/25	4,746	4,543,330
2.13%, 04/13/26	2,750	2,565,756
2.38%, 05/24/27	1,460	1,340,462
2.75%, 08/15/25	240	230,156
3.25%, 11/15/27	448	421,598
3.75%, 02/14/33	9,975	9,038,304
4.88%, 02/15/36	1,365	1,329,983
European Stability Mechanism, 0.38%, 09/10/25(b)	390	357,078
Inter-American Development Bank
0.63%, 07/15/25	1,357	1,255,654
0.63%, 09/16/27	755	642,791
0.88%, 04/03/25	1,750	1,642,386
0.88%, 04/20/26	2,050	1,852,847
1.13%, 07/20/28	1,213	1,018,086
1.13%, 01/13/31	3,675	2,817,602
1.50%, 01/13/27	275	247,015
1.75%, 03/14/25	3,045	2,899,857
2.00%, 06/02/26	1,453	1,344,861
2.00%, 07/23/26	1,697	1,565,940
2.13%, 01/15/25	4,358	4,190,748
2.25%, 06/18/29	2,388	2,072,435
2.38%, 07/07/27	1,300	1,190,115
3.13%, 09/18/28	2,346	2,158,200
3.20%, 08/07/42	280	203,969
3.50%, 09/14/29	115	106,659
3.88%, 10/28/41	1,129	914,659
4.38%, 01/24/44	958	819,301
7.00%, 06/15/25(c)	300	306,720
Inter-American Investment Corp., 4.13%, 02/15/28	785	753,998

Security	Par (000)	Value

Supranational (continued)
International Bank for Reconstruction & Development
0.38%, 07/28/25	$2,825	$2,598,609
0.50%, 10/28/25	2,660	2,428,771
0.63%, 04/22/25	9,535	8,904,725
0.65%, 02/10/26 (Call 11/10/23)	15	13,373
0.75%, 03/11/25	2,335	2,194,102
0.75%, 11/24/27	3,228	2,740,700
0.75%, 08/26/30	3,610	2,720,997
0.88%, 07/15/26	210	188,185
0.88%, 05/14/30	2,353	1,808,588
1.13%, 09/13/28	3,597	3,004,118
1.25%, 02/10/31	3,120	2,410,699
1.38%, 04/20/28	1,490	1,276,470
1.63%, 01/15/25	2,141	2,046,495
1.63%, 11/03/31(c)	2,387	1,864,192
1.75%, 10/23/29	1,889	1,578,816
1.88%, 10/27/26	1,875	1,714,666
2.13%, 03/03/25	1,220	1,168,805
2.50%, 11/25/24	3,451	3,343,952
2.50%, 07/29/25	4,963	4,739,541
2.50%, 11/22/27	3,041	2,777,862
2.50%, 03/29/32	810	670,925
3.13%, 11/20/25	700	672,658
3.13%, 06/15/27	720	677,330
3.63%, 09/21/29	1,200	1,121,099
4.75%, 02/15/35(c)	1,998	1,910,385
International Finance Corp.
0.38%, 07/16/25	245	225,774
0.75%, 10/08/26	1,909	1,691,263
0.75%, 08/27/30	1,330	1,003,582
2.13%, 04/07/26	2,633	2,455,591
3.63%, 09/15/25	360	350,073
ISDB Trust Services No. 2 SARL, 1.26%, 03/31/26(d)	2,855	2,587,166
Nordic Investment Bank
0.38%, 09/11/25	990	906,341
2.63%, 04/04/25	825	793,760
3.38%, 09/08/27	205	194,299

		182,526,879

Suriname — 0.0%
Suriname Government International Bond, 9.25%, 10/26/26(c)(d)(j)(k)	400	364,826

Sweden — 0.1%
Kommuninvest I Sverige AB
4.25%, 12/10/25(b)	4,975	4,879,207
4.75%, 10/22/25(b)	390	386,360
Svensk Exportkredit AB
0.50%, 08/26/25	1,695	1,553,390
0.63%, 05/14/25	3,370	3,129,425
2.25%, 03/22/27	400	364,810
4.13%, 06/14/28	710	681,284
4.38%, 02/13/26	430	421,368

		11,415,844

Thailand — 0.0%
Export Import Bank of Thailand
1.46%, 10/15/25(d)	400	367,104
3.90%, 06/02/27(d)	200	187,415

		554,519

156	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Trinidad and Tobago — 0.0%
Trinidad & Tobago Government International Bond 4.50%, 08/04/26(d)	$800	$762,028
4.50%, 06/26/30 (Call 03/26/30)(d)	800	723,594
5.95%, 01/14/31 (Call 11/14/30)(b)	355	342,015

		1,827,637

Tunisia — 0.0%
Tunisian Republic, 5.75%, 01/30/25(d)	807	560,935

Turkey — 0.3%
Hazine Mustesarligi Varlik Kiralama AS
4.49%, 11/25/24(d)	600	582,247
5.13%, 06/22/26(d)	2,400	2,229,122
7.25%, 02/24/27(d)	1,800	1,743,459
9.76%, 11/13/25(d)	2,200	2,276,300
Istanbul Metropolitan Municipality, 6.38%, 12/09/25(d)	400	374,254
Turkey Government International Bond
4.25%, 03/13/25	1,400	1,336,077
4.25%, 04/14/26	1,000	917,441
4.75%, 01/26/26	1,400	1,308,992
4.88%, 10/09/26	2,400	2,202,111
4.88%, 04/16/43	2,250	1,362,243
5.13%, 02/17/28	2,200	1,949,949
5.25%, 03/13/30	1,400	1,154,278
5.60%, 11/14/24	1,800	1,769,321
5.75%, 05/11/47	2,600	1,689,976
5.88%, 06/26/31	1,200	996,043
5.95%, 01/15/31	1,600	1,344,054
6.00%, 03/25/27	2,800	2,624,624
6.00%, 01/14/41	2,350	1,671,391
6.13%, 10/24/28	2,000	1,809,640
6.38%, 10/14/25	1,800	1,752,139
6.50%, 09/20/33	1,200	1,002,049
6.63%, 02/17/45	2,250	1,657,432
6.75%, 05/30/40	1,400	1,076,619
6.88%, 03/17/36	2,331	1,922,361
7.25%, 03/05/38	812	685,445
7.38%, 02/05/25(c)	2,420	2,423,265
7.63%, 04/26/29	2,400	2,280,284
8.00%, 02/14/34	680	634,296
8.60%, 09/24/27	400	403,342
9.13%, 07/13/30	2,200	2,196,569
9.38%, 03/14/29	1,600	1,631,758
9.38%, 01/19/33	2,000	2,003,256
9.88%, 01/15/28	2,600	2,718,926
11.88%, 01/15/30(c)	900	1,030,971
Turkiye Ihracat Kredi Bankasi AS
5.75%, 07/06/26(d)	600	558,771
9.38%, 01/31/26(d)	400	405,498
Turkiye Vakiflar Bankasi TAO, 5.50%, 10/01/26(d)	400	368,419

		54,092,922

Ukraine — 0.0%
Ukraine Government International Bond
6.88%, 05/21/31(d)(j)(k)	1,400	344,719
7.25%, 03/15/35(d)(j)(k)	1,809	453,653
7.38%, 09/25/34(d)(j)(k)	2,000	500,925
7.75%, 09/01/23(d)(j)(k)	881	270,652
7.75%, 09/01/24(d)(j)(k)	1,121	322,265
7.75%, 09/01/25(d)(j)(k)	1,000	283,458

Security	Par (000)	Value

Ukraine (continued)
7.75%, 09/01/26(d)(j)(k)	$1,128	$316,985
7.75%, 09/01/27(d)(j)(k)	1,000	280,411
8.99%, 02/01/26(d)(j)(k)	600	182,806
9.75%, 11/01/30(d)(j)(k)	1,200	347,144

		3,303,018

United Arab Emirates — 0.2%
Abu Dhabi Government International Bond
1.63%, 06/02/28(d)	1,200	1,022,331
1.70%, 03/02/31(d)	1,200	934,392
1.88%, 09/15/31(d)	1,200	933,050
2.50%, 04/16/25(d)	2,200	2,101,663
2.50%, 09/30/29(d)	2,500	2,150,240
2.70%, 09/02/70(d)	1,000	504,271
3.00%, 09/15/51(d)	1,000	588,859
3.13%, 05/03/26(d)	1,800	1,699,539
3.13%, 10/11/27(d)	3,400	3,138,848
3.13%, 04/16/30(d)	2,000	1,757,712
3.13%, 09/30/49(d)	3,000	1,828,540
3.88%, 04/16/50(d)	2,900	2,040,011
4.13%, 10/11/47(d)	2,400	1,780,787
Dubai DOF Sukuk Ltd.
2.76%, 09/09/30(d)	900	754,775
5.00%, 04/30/29(d)	1,400	1,368,080
Emirate of Dubai Government International Bond, 5.25%, 01/30/43(d)	600	508,947
Emirate of Dubai Government International Bonds, 3.90%, 09/09/50(d)	1,000	639,954
Finance Department Government of Sharjah
3.63%, 03/10/33(d)	800	615,606
4.00%, 07/28/50(d)	900	509,260
4.38%, 03/10/51(d)	400	241,019
6.50%, 11/23/32(d)	400	386,388
RAK Capital, 3.09%, 03/31/25(d)	800	764,268
Sharjah Sukuk Program Ltd.
2.94%, 06/10/27(d)	800	717,912
3.20%, 07/13/31(d)	400	327,394
3.23%, 10/23/29(d)	1,000	858,752
3.85%, 04/03/26(d)	800	761,079
4.23%, 03/14/28(d)	800	739,630
UAE International Government Bond
2.00%, 10/19/31(d)	600	470,443
2.88%, 10/19/41(d)	1,200	780,128
3.25%, 10/19/61(d)	1,400	826,158
4.05%, 07/07/32(d)	1,600	1,454,182
4.92%, 09/25/33(b)	600	577,643
4.95%, 07/07/52(d)	1,000	838,944

		34,620,805

United Kingdom — 0.0%
Bank of England Euro Note, 4.63%, 03/06/26(b)	185	182,882
Bank of England Euro Notes, 2.00%, 03/21/25(b)	395	376,889

		559,771

Uruguay — 0.1%
Uruguay Government International Bond
4.13%, 11/20/45	615	486,579
4.38%, 10/27/27	1,203	1,188,650
4.38%, 01/23/31 (Call 10/23/30)	1,562	1,475,029
4.98%, 04/20/55	1,950	1,626,731
5.10%, 06/18/50	2,912	2,512,329
5.75%, 10/28/34 (Call 07/28/34)	800	800,992
7.63%, 03/21/36	850	961,341

S C H E D U L E O F I N V E S T M E N T S	157

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Uruguay (continued)
7.88%, 01/15/33(h)	$774	$883,309

		9,934,960

Uzbekistan — 0.0%
Republic of Uzbekistan International Bond, 5.38%, 02/20/29(d)	200	177,940

Vietnam — 0.0%
Vietnam Government International Bond, 4.80%, 11/19/24(d)	800	784,335

Zambia — 0.0%
Zambia Government International Bond, 8.97%, 07/30/27(d)(j)(k)	800	487,519

Total Foreign Government Obligations — 4.7% (Cost: $1,170,639,243)		998,313,115

Municipal Debt Obligations

Alabama — 0.0%
Alabama Federal Aid Highway Finance Authority, 2.65%, 09/01/37 (Call 09/01/31)	520	371,663

Arizona — 0.0%
Salt River Project Agricultural Improvement & Power District RB BAB, 4.84%, 01/01/41	1,000	870,442

California — 0.2%
Bay Area Toll Authority RB, 3.13%, 04/01/55 (Call 04/01/31)	565	337,725
Bay Area Toll Authority RB BAB
Series F-2, 6.26%, 04/01/49	1,140	1,175,771
Series S-1, 7.04%, 04/01/50	150	170,040
Series S-3, 6.91%, 10/01/50	775	857,469
California Earthquake Authority, 5.60%, 07/01/27	200	197,878
California Health Facilities Financing Authority
4.19%, 06/01/37 (Call 06/01/31)	55	46,248
4.35%, 06/01/41 (Call 06/01/31)	480	390,571
California State University RB
Class B, 2.72%, 11/01/52	1,055	601,373
Class B, 2.98%, 11/01/51 (Call 05/01/51)	680	410,930
5.18%, 11/01/53 (Call 11/01/33)	110	95,086
Series E, 2.90%, 11/01/51 (Call 11/01/30)	100	62,722
City of Los Angeles Department of Airports Customer Facility Charge Revenue RB, 4.24%, 05/15/48 (Call 05/15/32) (AGM)	55	42,164
City of San Francisco CA Public Utilities Commission Water Revenue RB BAB, 6.95%, 11/01/50	50	54,558
East Bay Municipal Utility District Water System Revenue RB BAB, Series B, 5.87%, 06/01/40	500	496,416
Foothill-Eastern Transportation Corridor Agency RB, Series A, 4.09%, 01/15/49 (Call 01/15/30)	350	249,089
Golden State Tobacco Securitization Corp. RB
Class B, 3.00%, 06/01/46	100	88,211
3.12%, 06/01/38 (Call 06/01/31) (SAP)	500	348,380
Class B, 3.29%, 06/01/42 (Call 06/01/31)	315	209,881
3.71%, 06/01/41 (Call 12/01/31)	385	258,186
3.85%, 06/01/50 (Call 12/01/31)	200	182,079
4.21%, 06/01/50 (Call 12/01/31)	205	133,539
Los Angeles Community College District/CA GO, 2.11%, 08/01/32 (Call 08/01/30)(c)	500	385,176

Security	Par (000)	Value

California (continued)
Los Angeles Community College District/CA GO BAB, 6.75%, 08/01/49	$535	$583,470
Los Angeles County Metropolitan Transportation Authority RB BAB, Series A, 5.74%, 06/01/39	750	728,328
Los Angeles Department of Water & Power, RB
Series A, 5.72%, 07/01/39	445	432,399
Series A, 6.60%, 07/01/50	855	912,527
Series D, 6.57%, 07/01/45	600	627,790
Los Angeles Unified School District/CA GO BAB
5.75%, 07/01/34	1,675	1,656,090
5.76%, 07/01/29	400	398,496
Series RY, 6.76%, 07/01/34	100	105,516
Regents of the University of California Medical Center Pooled Revenue RB
Class A, 3.71%, 05/15/20 (Call 11/15/19)	100	58,532
4.13%, 05/15/32 (Call 02/15/32)	1,105	983,201
4.56%, 05/15/53	175	138,464
Series N, Class A, 3.26%, 05/15/60 (Call 11/15/59)(c)	540	311,946
Regents of the University of California Medical Center Pooled Revenue RB BAB
Series H, Class H, 6.55%, 05/15/48	225	235,276
Series F, 6.58%, 05/15/49	1,260	1,324,247
San Diego County Regional Transportation Commission RB BAB, 5.91%, 04/01/48	160	156,670
San Diego County Water Authority RB BAB, Series B, 6.14%, 05/01/49	250	255,350
San Joaquin Hills Transportation Corridor Agency RB, 3.49%, 01/15/50 (Call 01/15/32)	250	163,727
State of California, 5.20%, 03/01/43 (Call 03/01/33)	105	92,278
State of California GO
1.70%, 02/01/28	250	216,468
2.50%, 10/01/29	570	483,634
3.38%, 04/01/25	200	194,415
3.50%, 04/01/28	2,815	2,621,124
4.60%, 04/01/38 (Call 04/01/28)	125	108,797
Series A, 3.05%, 04/01/29	500	445,600
State of California GO BAB
7.30%, 10/01/39	1,155	1,267,253
7.35%, 11/01/39	500	549,097
7.50%, 04/01/34	1,900	2,119,865
7.55%, 04/01/39	1,630	1,841,451
7.60%, 11/01/40	2,350	2,676,680
7.63%, 03/01/40	1,200	1,360,739
University of California RB
Series AD, 4.86%, 05/15/12	110	84,909
Series AQ, 4.77%, 05/15/15(c)	1,445	1,087,114
Series AX, 3.06%, 07/01/25 (Call 04/01/25)	50	47,900
Series BG, 1.61%, 05/15/30 (Call 02/15/30)	720	557,578
Series BG, 3.07%, 05/15/51 (Call 05/15/31)	1,305	760,995
University of California RB BAB, 5.77%, 05/15/43	330	318,214

		32,699,632

Connecticut — 0.0%
State of Connecticut GO, Series A, 5.85%, 03/15/32	840	841,154

District of Columbia — 0.0%
District of Columbia RB BAB, Series E, 5.59%, 12/01/34	1,000	984,455

158	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

District of Columbia (continued)
District of Columbia Water & Sewer Authority RB
3.21%, 10/01/48 (Call 10/01/29)	$930	$620,717
4.81%, 10/01/14	100	79,524

		1,684,696

Florida — 0.0%
County of Broward FL Airport System Revenue RB, 3.48%, 10/01/43 (Call 10/01/29)	1,000	747,270
County of Miami-Dade FL Aviation Revenue RB, Series C, 4.28%, 10/01/41 (Call 10/01/28)	60	48,556
County of Miami-Dade FL Transit System RB, Series B, 2.60%, 07/01/42 (Call 07/01/30)	1,000	646,812
State Board of Administration Finance Corp. RB
1.26%, 07/01/25	967	900,939
1.71%, 07/01/27	750	650,353
2.15%, 07/01/30	925	733,938

		3,727,868

Georgia — 0.0%
City of Atlanta GA Water & Wastewater Revenue RB, 2.26%, 11/01/35 (Call 11/01/30)	120	88,013
Municipal Electric Authority of Georgia RB BAB
Project J, Series 2010-A, 6.64%, 04/01/57	1,003	1,019,711
Project M, Series 2010-A, 6.66%, 04/01/57	314	319,273
Project P, Series 2010-A, 7.06%, 04/01/57	25	23,887

		1,450,884

Idaho — 0.0%
Idaho Energy Resources Authority RB, 2.86%, 09/01/46	85	52,736

Illinois — 0.1%
Chicago O’Hare International Airport RB, Series C, 4.47%, 01/01/49(c)	80	64,103
Chicago O’Hare International Airport RB BAB, Series B, 6.40%, 01/01/40	500	528,461
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue RB
Series A, 6.90%, 12/01/40	1,290	1,344,749
Series B, 6.90%, 12/01/40(c)	290	302,344
Chicago Transit Authority Sales Tax Receipts Fund RB BAB, Series B, 6.20%, 12/01/40	400	397,531
Illinois State Toll Highway Authority RB BAB, Series A, 6.18%, 01/01/34	180	181,544
Sales Tax Securitization Corp. RB, 3.24%, 01/01/42	1,000	710,761
State of Illinois GO, 5.10%, 06/01/33	6,105	5,667,551
State of Illinois GO BAB, Series 5, 7.35%, 07/01/35	686	700,250

		9,897,294

Indiana — 0.0%
Indiana Finance Authority RB, 3.05%, 01/01/51	100	65,602

Kansas — 0.0%
Kansas Development Finance Authority RB, 2.77%, 05/01/51	420	258,467

Louisiana — 0.0%
Louisiana Local Government Environmental Facilities & Community Development Auth
5.08%, 06/01/31	415	408,563
5.20%, 12/01/39	1,215	1,138,588

Security	Par (000)	Value

Louisiana (continued)
Louisiana Local Government Environmental Facilities & Community Development Authority RB
3.62%, 02/01/29	$556	$535,451
4.48%, 08/01/39	520	453,803
State of Louisiana Gasoline & Fuels Tax Revenue RB, 2.95%, 05/01/41	195	131,368

		2,667,773

Maryland — 0.0%
Maryland Health & Higher Educational Facilities Authority, Class D, 3.05%, 07/01/40 (Call 01/01/40)	200	133,170

Massachusetts — 0.0%
Commonwealth of Massachusetts GO, 4.91%, 05/01/29	805	780,509
Commonwealth of Massachusetts GOL
2.51%, 07/01/41 (Call 07/01/30)	70	45,633
2.81%, 09/01/43	100	64,298
2.90%, 09/01/49	550	339,394
Series D, 2.66%, 09/01/39	98	71,337
Commonwealth of Massachusetts GOL BAB, Series E, 5.46%, 12/01/39	1,145	1,098,469
Commonwealth of Massachusetts RB, 3.77%, 07/15/29	805	745,836
Commonwealth of Massachusetts Transportation Fund Revenue RB BAB, Series A, 5.73%, 06/01/40	1,000	968,706
Massachusetts School Building Authority RB
2.95%, 05/15/43 (Call 05/15/30)	1,765	1,165,379
3.40%, 10/15/40 (Call 10/15/29)	65	48,762
Massachusetts Water Resources Authority RB, 2.82%, 08/01/41 (Call 08/01/31)	130	92,192

		5,420,515

Michigan — 0.0%
Great Lakes Water Authority Sewage Disposal System Revenue RB, 3.06%, 07/01/39	100	71,000
Michigan Finance Authority RB
3.08%, 12/01/34	350	274,192
3.38%, 12/01/40	55	39,761
Michigan State University RB, 4.17%, 08/15/22 (Call 02/15/22)	550	366,514
Michigan Strategic Fund RB, 3.23%, 09/01/47 (Call 09/01/31)	50	33,732
University of Michigan RB
3.50%, 04/01/52 (Call 10/01/51)(c)	272	185,224
4.45%, 04/01/22 (Call 10/01/21)	846	613,896
Series B, 2.44%, 04/01/40 (Call 10/01/39)	238	153,867

		1,738,186

Minnesota — 0.0%
University of Minnesota RB, 4.05%, 04/01/52 (Call 10/01/51)(c)	268	199,767

Missouri — 0.0%
Health & Educational Facilities Authority of the State of Missouri RB
Series A, 3.23%, 05/15/50 (Call 11/15/49)	500	324,546
Series A, 3.65%, 08/15/57 (Call 02/15/57)	225	150,153

		474,699

Nebraska — 0.0%
University of Nebraska Facilities Corp. RB (The), Series A, Class A, 3.04%, 10/01/49	50	32,537

S C H E D U L E O F I N V E S T M E N T S	159

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey — 0.0%
New Jersey Economic Development Authority RB, Series A, 7.43%, 02/15/29 (NPFGC)	$1,085	$1,131,544
New Jersey State Turnpike Authority RB BAB, Series F, 7.41%, 01/01/40	1,055	1,184,677
New Jersey Transportation Trust Fund Authority RB BAB
Series B, 6.56%, 12/15/40	1,210	1,233,940
Series C, 5.75%, 12/15/28	50	49,862
New Jersey Turnpike Authority RB BAB, Series A, 7.10%, 01/01/41	1,435	1,564,752
Rutgers The State University of New Jersey RB
3.27%, 05/01/43	200	143,042
Series P, 3.92%, 05/01/19 (Call 11/01/18)	100	60,693
Rutgers The State University of New Jersey RB BAB, Class H, 5.67%, 05/01/40	500	487,691

		5,856,201

New York — 0.1%
City of New York NY, 5.26%, 10/01/52	75	67,844
City of New York NY GO BAB
Series A-2, 5.21%, 10/01/31	135	131,607
Series C-1, 5.52%, 10/01/37	450	431,010
Series F1, 6.27%, 12/01/37	1,000	1,019,633
Metropolitan Transportation Authority RB, Series C2, 5.18%, 11/15/49	700	585,996
Metropolitan Transportation Authority RB BAB
7.34%, 11/15/39	525	586,132
Series 2010-A, 6.67%, 11/15/39	250	250,414
Series A, 5.87%, 11/15/39	100	94,235
Series E, 6.81%, 11/15/40	265	265,659
New York City Municipal Water Finance Authority RB
5.44%, 06/15/43	525	484,986
5.72%, 06/15/42(c)	250	238,938
5.88%, 06/15/44	975	946,728
New York City Transitional Finance Authority Future Tax Secured Revenue RB BAB
5.57%, 11/01/38	260	250,971
Series C-2, 5.77%, 08/01/36	945	937,048
New York City Water & Sewer System RB BAB, 5.95%, 06/15/42	225	220,687
New York State Dormitory Authority RB BAB
Series D, 5.60%, 03/15/40	390	376,060
Series F, 5.63%, 03/15/39	50	48,585
New York State Thruway Authority RB
Class M, 2.90%, 01/01/35	100	79,308
Series M, 3.50%, 01/01/42 (Call 01/01/30)	1,090	820,086
New York State Urban Development Corp. RB, Series B, 3.90%, 03/15/33 (Call 09/15/28)	250	219,650
New York State Urban Development Corp. RB BAB, 5.77%, 03/15/39	175	172,664
Port Authority of New York & New Jersey RB
3.14%, 02/15/51 (Call 08/15/31)	230	146,744
5.07%, 07/15/53(c)	500	438,428
Series 165, 5.65%, 11/01/40	1,290	1,229,334
Series 168, 4.93%, 10/01/51	775	661,000
Series 174, 4.46%, 10/01/62	2,300	1,752,797
Series 181, 4.96%, 08/01/46	100	85,352
Series 192, 4.81%, 10/15/65	145	118,575
Series 225, 3.18%, 07/15/60 (Call 07/15/31)	600	340,656

		13,001,127

Security	Par (000)	Value

North Carolina — 0.0%

Charlotte-Mecklenburg Hospital Authority (The) RB, 3.20%, 01/15/51 (Call 01/15/50)	$435	$271,863

Ohio — 0.0%
American Municipal Power Inc. RB BAB
5.94%, 02/15/47	175	168,435
Series B, 7.83%, 02/15/41	700	803,764
Series B, 8.08%, 02/15/50	650	786,551
JobsOhio Beverage System RB
2.83%, 01/01/38	250	181,254
4.43%, 01/01/33	155	147,413
Series B, 4.53%, 01/01/35	350	320,283
Ohio State University (The) RB, Series A, 4.80%, 06/01/11	200	155,606
Ohio State University (The) RB BAB, Series C, 4.91%, 06/01/40	175	153,850
Ohio Turnpike & Infrastructure Commission RB, Series A, Class A, 3.22%, 02/15/48 (Call 02/15/30)	160	102,623

		2,819,779

Oklahoma — 0.0%
Oklahoma Development Finance Authority RB
4.38%, 11/01/45	400	341,612
4.62%, 06/01/44	330	286,082
5.09%, 02/01/52	125	108,069

		735,763

Oregon — 0.0%
Oregon School Boards Association RB
Series B, 5.55%, 06/30/28 (NPFGC)	100	99,676
Series B, 5.68%, 06/30/28 (NPFGC)	100	100,042
Oregon State University RB, 3.42%, 03/01/60 (Call 03/01/30) (BAM)	200	125,744
State of Oregon Department of Transportation RB BAB, Series 2010-A, 5.83%, 11/15/34	200	201,522
State of Oregon GO, 5.89%, 06/01/27	340	342,989

		869,973

Pennsylvania — 0.0%
City of Philadelphia PA Water & Wastewater Revenue RB, 2.93%, 07/01/45 (Call 07/01/31)	115	74,679
Commonwealth Financing Authority RB, Class A, 2.99%, 06/01/42(c)	710	471,927
Pennsylvania State University (The) RB
2.79%, 09/01/43	500	334,000
2.84%, 09/01/50	250	149,642
Pennsylvania Turnpike Commission RB BAB, Series B, 5.51%, 12/01/45	250	230,061
University of Pittsburgh-of the Commonwealth System of Higher Education RB, 3.56%, 09/15/19 (Call 03/15/19)	200	115,221

		1,375,530

Tennessee — 0.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facility Building RB, Series 2016B, 4.05%, 07/01/26 (Call 04/01/26)	250	238,597

Texas — 0.1%
City of San Antonio Texas Electric & Gas Systems Revenue RB BAB, 5.81%, 02/01/41	200	191,614
Dallas Area Rapid Transit RB, 2.61%, 12/01/48 (Call 12/01/31)	1,500	907,728

160	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Dallas Area Rapid Transit RB BAB
5.02%, 12/01/48(c)	$525	$465,483
Series B, 6.00%, 12/01/44	50	50,604
Dallas County Hospital District GOL BAB, Series C, 5.62%, 08/15/44	50	47,735
Dallas Fort Worth International Airport RB
2.84%, 11/01/46 (Call 11/01/31)	95	61,303
4.51%, 11/01/51 (Call 11/01/32)	265	211,452
Series A, Class A, 3.14%, 11/01/45	250	168,073
Series C, Class C, 2.92%, 11/01/50	1,150	723,337
Series C, Class C, 3.09%, 11/01/40 (Call 11/01/30)	500	348,647
Grand Parkway Transportation Corp. RB, 3.24%, 10/01/52 (Call 04/01/30)	855	522,896
North Texas Tollway Authority RB BAB, Series B, 6.72%, 01/01/49	1,248	1,356,420
Permanent University Fund - Texas A&M University System RB, Series B, 3.66%, 07/01/47 (Call 07/01/27)	100	75,036
Permanent University Fund - University of Texas System RB, Series A, 3.38%, 07/01/47 (Call 01/01/47)	1,120	780,666
State of Texas GO, 3.21%, 04/01/44 (Call 04/01/29)	650	465,086
State of Texas GO BAB, 5.52%, 04/01/39	1,015	973,395
Texas Natural Gas Securitization Finance Corp.
5.10%, 04/01/35	1,390	1,347,043
5.17%, 04/01/41	1,335	1,237,300
Texas Private Activity Bond Surface Transportation Corp. RB, Series B, 3.92%, 12/31/49	400	285,544
Texas Transportation Commission GO, 2.47%, 10/01/44 (Call 10/01/30)	500	301,356
Texas Transportation Commission State Highway Fund RB
4.00%, 10/01/33	500	443,341
First Class, 5.18%, 04/01/30	1,115	1,099,351
University of Texas System (The) RB, Series B, 2.44%, 08/15/49 (Call 02/15/49)	845	472,700
University of Texas System (The) RB BAB, Series C, 4.79%, 08/15/46	155	138,892

		12,675,002

Virginia — 0.0%
University of Virginia RB
2.26%, 09/01/50 (Call 03/01/50)	1,120	579,862
Series C, 4.18%, 09/01/17 (Call 03/01/17)	50	34,636

		614,498

Washington — 0.0%
Central Puget Sound Regional Transit Authority Sales & Rental Car Taxes Revenue RB BAB, 5.49%, 11/01/39	30	28,311
State of Washington GO BAB, Series F, 5.14%, 08/01/40	600	548,471

		576,782

Wisconsin — 0.0%
State of Wisconsin RB
Series A, 5.70%, 05/01/26	20	19,975
Series C, 3.15%, 05/01/27	250	232,237

		252,212

Total Municipal Debt Obligations — 0.5% (Cost: $131,720,159)		101,874,412

Security	Par (000)	Value

U.S. Government & Agency Obligations

Mortgage-Backed Securities — 23.6%
Federal Home Loan Mortgage Corp.
2.00%, 06/01/52	$27,039	$19,865,028
2.50%, 01/01/30	12	11,677
2.50%, 08/01/31	151	138,776
2.50%, 10/01/31	273	250,520
2.50%, 12/01/31	164	150,348
2.50%, 02/01/32	315	288,746
2.50%, 01/01/33	565	516,135
2.50%, 03/01/37	3,626	3,161,919
2.50%, 03/01/51	2,107	1,629,955
2.50%, 04/01/53	28,405	21,807,719
3.00%, 05/01/29	12,740	12,198,307
3.00%, 05/01/30	27	25,400
3.00%, 06/01/30	14	12,877
3.00%, 07/01/30	34	32,330
3.00%, 12/01/30	369	347,069
3.00%, 02/01/31	10	9,695
3.00%, 05/01/31	11	10,178
3.00%, 06/01/31	7	6,693
3.00%, 03/01/46	1,716	1,414,610
3.00%, 07/01/46	127	104,428
3.00%, 08/01/46	721	594,801
3.00%, 09/01/46	558	464,958
3.00%, 10/01/46	1,015	837,331
3.00%, 11/01/46	723	596,256
3.00%, 12/01/46	2,834	2,336,276
3.00%, 01/01/47	515	424,400
3.00%, 02/01/47	1,235	1,018,193
3.00%, 05/01/47	320	264,161
3.00%, 06/01/47	1,040	857,269
3.00%, 08/01/47	108	89,059
3.00%, 09/01/47	426	351,624
3.00%, 10/01/47	306	252,658
3.00%, 10/01/50	6,245	5,055,035
3.00%, 12/01/50	1,988	1,609,459
3.00%, 07/01/51	5,129	4,153,746
3.00%, 02/01/52	4,449	3,609,526
3.50%, 05/01/32	40	37,419
3.50%, 09/01/32	30	28,569
3.50%, 07/01/33	93	86,481
3.50%, 06/01/34	399	368,594
3.50%, 03/01/38	303	275,429
3.50%, 09/01/38	3	2,781
3.50%, 10/01/42	573	497,942
3.50%, 04/01/43	17	14,441
3.50%, 07/01/43	18	15,575
3.50%, 01/01/44	45	39,058
3.50%, 09/01/44	77	66,493
3.50%, 10/01/44	424	365,007
3.50%, 12/01/45	109	92,801
3.50%, 01/01/46	6	4,930
3.50%, 03/01/46	2,838	2,448,884
3.50%, 05/01/46	79	67,824
3.50%, 07/01/46	87	74,824
3.50%, 08/01/46	110	93,620
3.50%, 09/01/46	51	43,749
3.50%, 11/01/46	22	18,723
3.50%, 12/01/46	1,126	962,285
3.50%, 01/01/47	289	246,537

S C H E D U L E O F I N V E S T M E N T S	161

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Mortgage-Backed Securities (continued)
3.50%, 02/01/47	$300		$255,613
3.50%, 03/01/47	54		46,407
3.50%, 04/01/47	48		40,780
3.50%, 05/01/47	60		51,037
3.50%, 07/01/47	425		362,546
3.50%, 08/01/47	20		17,131
3.50%, 09/01/47	1,094		933,977
3.50%, 12/01/47	17		14,344
3.50%, 01/01/48	604		520,353
3.50%, 02/01/48	932		793,616
3.50%, 03/01/48	686		583,643
3.50%, 05/01/48	401		340,691
3.50%, 04/01/49	709		604,821
3.50%, 05/01/49	204		173,994
3.50%, 06/01/49	255		217,581
4.00%, 05/01/33	71		67,246
4.00%, 08/01/42	85		76,123
4.00%, 07/01/44	14		12,789
4.00%, 02/01/45	95		85,046
4.00%, 06/01/45	8		7,067
4.00%, 08/01/45	44		38,807
4.00%, 09/01/45	407		361,340
4.00%, 01/01/46	66		58,724
4.00%, 03/01/46	3		2,354
4.00%, 05/01/46	7		6,632
4.00%, 07/01/46	199		177,371
4.00%, 10/01/46	92		82,010
4.00%, 11/01/46	250		220,836
4.00%, 02/01/47	135		119,430
4.00%, 10/01/47	37		32,462
4.00%, 11/01/47	4		3,141
4.00%, 01/01/48	1,270		1,122,886
4.00%, 02/01/48	402		355,623
4.00%, 06/01/48	399		353,598
4.00%, 07/01/48	335		295,876
4.00%, 08/01/48	123		108,528
4.00%, 09/01/48	90		79,210
4.00%, 12/01/48	315		277,860
4.00%, 01/01/49	226		199,245
4.50%, 02/01/41	51		47,878
4.50%, 05/01/42	62		57,560
4.50%, 01/01/45	38		35,028
4.50%, 01/01/46	50		45,786
4.50%, 04/01/46	8		7,328
4.50%, 05/01/46	5		4,221
4.50%, 05/01/46	0	(e)	374
4.50%, 07/01/46	2		1,453
4.50%, 09/01/46	505		465,837
4.50%, 05/01/47	42		38,276
4.50%, 06/01/47	24		22,370
4.50%, 05/01/48	257		234,086
4.50%, 06/01/48	124		113,278
4.50%, 07/01/48	105		95,316
4.50%, 10/01/48	730		665,598
4.50%, 12/01/48	176		160,683
4.50%, 01/01/49	214		194,793
4.50%, 08/01/53	860		769,829
5.00%, 04/01/33	239		234,739
5.00%, 09/01/47	13		11,792
5.00%, 03/01/48	67		62,383
5.00%, 04/01/48	415		390,375

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
5.00%, 05/01/48	$51	$48,183
5.00%, 07/01/48	92	86,878
5.00%, 04/01/49	53	50,289
5.00%, 05/01/53	1,647	1,519,790
5.00%, 06/01/53	9,089	8,395,056
5.00%, 07/01/53	1,642	1,515,014
5.00%, 09/01/53	2,055	1,895,427
5.50%, 04/01/53	1,964	1,870,618
5.50%, 05/01/53	2,698	2,570,404
5.50%, 06/01/53	5,113	4,858,505
5.50%, 07/01/53	9,755	9,260,983
6.00%, 01/01/53	1,534	1,500,014
6.00%, 08/01/53	11,851	11,598,510
6.50%, 09/01/53	3,749	3,755,251
Federal National Mortgage Association
2.50%, 09/01/50	1,770	1,370,766
2.50%, 01/01/52	1,511	1,163,516
2.50%, 02/01/52	8,790	6,776,560
2.50%, 07/01/52	3,057	2,350,759
3.00%, 02/01/47	323	271,001
3.00%, 01/01/50	5,773	4,683,890
3.00%, 07/01/50	3,161	2,559,607
3.00%, 09/01/50	2,350	1,902,504
3.00%, 11/01/50	2,136	1,729,442
3.00%, 01/01/51	2,340	1,893,728
3.00%, 01/01/52	10,070	8,095,982
3.00%, 02/01/52	1,610	1,303,518
3.00%, 03/01/52	4,454	3,604,719
3.50%, 07/01/38	19,716	18,019,123
3.50%, 11/01/51	1,202	1,019,943
3.50%, 04/01/52	20,236	17,121,016
4.00%, 02/01/47	606	545,110
4.00%, 11/01/49	1,877	1,644,044
4.00%, 01/01/50	3,268	2,877,773
4.00%, 01/01/57	465	410,425
4.00%, 02/01/57	518	456,855
4.50%, 08/01/53	2,493	2,231,222
5.00%, 06/01/53	24,346	22,465,005
5.00%, 09/01/53	7,018	6,471,405
6.00%, 07/01/53	4,790	4,663,047
6.00%, 09/01/53	4,949	4,846,824
6.50%, 07/01/53	2,023	2,026,727
6.50%, 10/01/53	13,384	13,390,681
Series 2017-M7, Class A2, 2.96%, 02/25/27(a)	4,174	3,881,899
Series 2018-M10, Class A2, 3.36%, 07/25/28(a)	2,750	2,536,720
Series 2018-M12, Class A2, 3.63%, 08/25/30(a)	2,950	2,625,303
Series 2018-M3, Class A2, 3.07%, 02/25/30(a)	8,160	7,191,416
Series 2019-M2, Class A2, 3.62%, 11/25/28(a)	1,814	1,683,111
Series 2021-M13, Class A2, 1.60%, 04/25/31(a)	17,050	12,904,779
Series 2021-M17, Class A2, 1.71%, 07/25/31(a)	5,000	3,796,777
Series 2022-M1, Class A2, 1.67%, 10/25/31(a)	9,890	7,400,478

162	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Freddie Mac Multifamily Structured Pass Through Certificates
2.12%, 03/25/29 (Call 09/25/29)(a)	$15,000	$12,718,530
Class A1, 2.55%, 05/25/31 (Call 02/25/32)	2,243	1,937,414
Class A2, 2.25%, 02/25/32 (Call 02/25/32)	3,000	2,336,294
Series A2, 2.28%, 07/25/26 (Call 08/25/26)	9,000	8,326,007
Series K040, Class A2, 3.24%, 09/25/24 (Call 10/25/24)	3,195	3,128,667
Series K048, Class A2, 3.28%, 06/25/25 (Call 08/25/25)(a)	1,610	1,554,910
Series K053, Class A2, 3.00%, 12/25/25 (Call 01/25/26)	3,000	2,857,425
Series K064, Class A2, 3.22%, 03/25/27 (Call 05/25/27)	3,000	2,807,276
Series K069, Class A2, 3.19%, 09/25/27 (Call 10/25/27)(a)	3,000	2,774,383
Series K073, Class A2, 3.35%, 01/25/28 (Call 10/25/28)	1,000	924,571
Series K075, Class A2, 3.65%, 02/25/28 (Call 05/25/28)(a)	3,065	2,861,885
Series K078, Class A2, 3.85%, 06/25/28 (Call 10/25/28)	3,600	3,377,887
Series K086, Class A2, 3.86%, 11/25/28 (Call 11/25/28)(a)	1,000	930,283
Series K089, Class A2, 3.56%, 01/25/29 (Call 04/25/29)	2,000	1,829,621
Series K100, Class A2, 2.67%, 09/25/29 (Call 10/25/29)	3,000	2,574,640
Series K101, Class A2, 2.52%, 10/25/29 (Call 01/25/30)	2,000	1,698,506
Series K106, Class A2, 2.07%, 01/25/30 (Call 02/25/30)	3,170	2,595,307
Series K108, Class A2, 1.52%, 03/25/30 (Call 03/25/30)	3,000	2,366,632
Series K110, Class A2, 1.48%, 04/25/30 (Call 05/25/30)	660	517,513
Series K116, Class A2, 1.38%, 07/25/30 (Call 09/25/30)	7,091	5,444,737
Series K125, Class A2, 1.85%, 01/25/31 (Call 01/25/31)	5,000	3,892,982
Series K130, Class A2, 1.72%, 06/25/31 (Call 07/25/31)	3,500	2,668,207
Series K150, 3.71%, 09/25/32 (Call 10/25/32)(a)	11,000	9,512,768
Series K-1512, Class A2, 2.99%, 05/25/31 (Call 10/25/34)	910	766,907
Series K-1512, Class A3, 3.06%, 04/25/34 (Call 10/25/34)	720	569,417
Series K730, Class A2, 3.59%, 01/25/25 (Call 02/25/25)(a)	1,907	1,860,715
Series K739, Class A2, 1.34%, 09/25/27 (Call 09/25/27)	2,780	2,408,394
Government National Mortgage Association
1.50%, 10/20/51	5,472	4,023,323
1.50%, 11/20/53(n)	8,600	6,384,158
2.00%, 07/20/50	872	676,925
2.00%, 08/20/50	19,152	14,868,305
2.00%, 09/20/50	12,200	9,468,047
2.00%, 11/20/50	5,905	4,570,741
2.00%, 12/20/50	22,241	17,244,313
2.00%, 02/20/51	32,277	24,969,118

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
2.00%, 10/20/51	$42,074	$32,466,488
2.00%, 11/20/51	4,445	3,429,163
2.00%, 12/20/51(o)	50,326	38,821,405
2.00%, 01/20/52	13,312	10,266,636
2.00%, 03/20/52	29,991	23,121,439
2.00%, 04/20/52	10,136	7,814,031
2.00%, 06/20/52	5,812	4,480,553
2.00%, 11/20/53(n)	19,692	15,180,532
2.50%, 05/20/45	54	43,423
2.50%, 12/20/46	687	555,071
2.50%, 01/20/47	240	194,178
2.50%, 06/20/50	15,542	12,433,033
2.50%, 08/20/50	2,604	2,049,981
2.50%, 09/20/50	3,836	3,019,935
2.50%, 01/20/51	10,762	8,593,017
2.50%, 02/20/51	38,129	30,396,826
2.50%, 05/20/51	21,214	16,901,947
2.50%, 07/20/51	11,054	8,804,107
2.50%, 08/20/51	32,778	26,100,901
2.50%, 09/20/51	4,182	3,329,079
2.50%, 11/20/51	37,858	30,128,051
2.50%, 12/20/51	36,770	29,262,515
2.50%, 02/20/52	13,589	10,809,947
2.50%, 03/20/52	16,740	13,320,216
2.50%, 04/20/52	14,822	11,791,619
2.50%, 05/20/52	4,207	3,346,559
2.50%, 07/20/52	1,383	1,100,168
2.50%, 08/20/52	3,588	2,854,414
2.50%, 11/20/53(n)	11,730	9,340,730
3.00%, 01/20/43	570	481,447
3.00%, 03/15/43	7	6,243
3.00%, 11/20/43	19	16,030
3.00%, 12/20/43	23	19,512
3.00%, 03/20/45	1,006	844,041
3.00%, 05/20/45	900	755,208
3.00%, 06/20/45	72	60,129
3.00%, 07/20/45	887	744,738
3.00%, 10/20/45	208	174,578
3.00%, 11/20/45	22	18,596
3.00%, 12/20/45	43	36,379
3.00%, 02/20/46	730	612,510
3.00%, 03/20/46	5,760	4,832,502
3.00%, 04/20/46	612	513,143
3.00%, 05/20/46	547	458,710
3.00%, 06/20/46	626	524,799
3.00%, 07/20/46	915	767,665
3.00%, 08/20/46	1,464	1,228,579
3.00%, 09/20/46	1,123	941,984
3.00%, 11/20/46	390	327,542
3.00%, 12/15/46	638	532,180
3.00%, 12/20/46	1,196	1,003,722
3.00%, 02/15/47	893	744,761
3.00%, 02/20/47	548	459,467
3.00%, 03/20/47	127	106,958
3.00%, 06/20/47	397	332,574
3.00%, 07/20/47	35	29,513
3.00%, 10/20/47	1,288	1,079,627
3.00%, 11/20/47	784	656,667
3.00%, 02/20/48	274	229,599
3.00%, 07/20/49	2,172	1,811,721
3.00%, 09/20/49	226	188,369

S C H E D U L E O F I N V E S T M E N T S	163

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.00%, 10/15/49	$811	$673,737
3.00%, 12/20/49	1,773	1,475,521
3.00%, 01/20/50	12,444	10,351,654
3.00%, 02/20/50	2,519	2,094,558
3.00%, 07/20/50	1,373	1,140,012
3.00%, 08/20/50	3,878	3,219,826
3.00%, 08/20/51	8,981	7,418,565
3.00%, 09/20/51	8,203	6,772,893
3.00%, 10/20/51	40,223	33,199,226
3.00%, 11/20/51	19,934	16,447,297
3.00%, 12/20/51	12,061	9,947,412
3.00%, 02/20/52	16,404	13,533,456
3.00%, 03/20/52	9,321	7,611,545
3.00%, 05/20/52	3,712	3,057,389
3.00%, 07/20/52	7,311	6,021,728
3.00%, 09/20/52	4,186	3,447,667
3.00%, 11/20/53(n)	38,267	31,534,779
3.50%, 09/20/42	460	403,291
3.50%, 10/20/42	8,751	7,653,816
3.50%, 11/20/42	498	435,404
3.50%, 12/20/42	378	330,281
3.50%, 06/15/43	409	357,419
3.50%, 10/20/44	59	50,813
3.50%, 12/20/44	115	100,578
3.50%, 02/20/45	556	484,174
3.50%, 04/20/45	434	377,494
3.50%, 05/20/45	1,958	1,703,667
3.50%, 06/20/45	277	241,113
3.50%, 09/20/45	6,652	5,790,566
3.50%, 10/20/45	51	44,659
3.50%, 11/20/45	421	366,910
3.50%, 12/20/45	414	360,456
3.50%, 03/20/46	961	836,744
3.50%, 04/20/46	393	341,146
3.50%, 06/20/46	1,681	1,458,274
3.50%, 11/20/46	50	43,450
3.50%, 12/20/46	574	497,501
3.50%, 01/20/47	158	136,818
3.50%, 02/20/47	730	632,921
3.50%, 03/20/47	982	847,681
3.50%, 04/20/47	173	148,891
3.50%, 05/20/47	10,254	8,855,179
3.50%, 06/20/47	183	158,352
3.50%, 08/20/47	1,237	1,069,833
3.50%, 09/20/47	9,744	8,415,452
3.50%, 10/20/47	8,125	7,018,161
3.50%, 11/20/47	853	737,080
3.50%, 12/20/47	472	409,425
3.50%, 01/20/48	208	179,697
3.50%, 02/20/48	2,689	2,322,260
3.50%, 04/20/48	1,875	1,615,048
3.50%, 05/20/48	915	790,388
3.50%, 08/20/48	614	530,202
3.50%, 09/20/48	96	82,716
3.50%, 01/20/49	279	240,964
3.50%, 03/20/49	8,791	7,589,654
3.50%, 09/20/49	5,122	4,416,401
3.50%, 10/20/49	3,211	2,768,604
3.50%, 12/20/49	1,700	1,465,063
3.50%, 01/20/50	528	454,728
3.50%, 03/20/50	927	799,359

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.50%, 05/20/50	$1,282	$1,104,968
3.50%, 08/20/50	1,805	1,552,478
3.50%, 01/20/52	19,486	16,620,521
3.50%, 02/20/52	8,290	7,077,670
3.50%, 08/20/52	2,024	1,725,016
3.50%, 01/20/53	14,709	12,534,397
3.50%, 11/20/53(n)	37,263	31,756,792
4.00%, 08/20/45	331	296,559
4.00%, 09/20/45	110	98,632
4.00%, 10/20/45	5	4,268
4.00%, 01/20/46	19	16,769
4.00%, 03/20/46	237	211,850
4.00%, 07/20/46	21	18,620
4.00%, 09/20/46	5	4,746
4.00%, 11/20/46	55	49,510
4.00%, 12/15/46	39	34,685
4.00%, 04/20/47	820	730,632
4.00%, 07/20/47	1,926	1,716,588
4.00%, 08/20/47	83	73,550
4.00%, 11/20/47	679	605,441
4.00%, 03/20/48	1,103	982,788
4.00%, 04/20/48	549	488,277
4.00%, 05/15/48	127	113,709
4.00%, 05/20/48	1,078	960,213
4.00%, 08/20/48	1,052	937,418
4.00%, 09/20/48	443	394,522
4.00%, 11/20/48	140	125,114
4.00%, 01/20/49	3,055	2,721,742
4.00%, 02/20/49	5,307	4,728,055
4.00%, 09/15/49	153	136,145
4.00%, 01/20/50	16,867	14,987,092
4.00%, 02/20/50	4,733	4,205,677
4.00%, 07/20/52	2,085	1,831,570
4.00%, 08/20/52	7,966	6,998,526
4.00%, 09/20/52	30,554	26,841,675
4.00%, 12/20/52	5,727	5,031,240
4.00%, 11/20/53(n)	17,632	15,497,564
4.50%, 04/15/40	10	9,456
4.50%, 07/20/41	1,812	1,684,911
4.50%, 11/20/45	48	44,715
4.50%, 08/20/46	47	43,347
4.50%, 09/20/46	8	7,181
4.50%, 10/20/46	41	38,165
4.50%, 11/20/46	19	17,375
4.50%, 02/20/47	21	19,434
4.50%, 04/20/47	26	24,160
4.50%, 06/20/47	56	51,692
4.50%, 07/20/47	2,631	2,424,779
4.50%, 10/20/47	27	24,856
4.50%, 04/20/48	403	370,296
4.50%, 06/20/48	388	354,671
4.50%, 07/20/48	415	379,459
4.50%, 08/20/48	339	309,876
4.50%, 12/20/48	501	457,651
4.50%, 01/20/49	12,965	11,865,563
4.50%, 03/20/49	1,187	1,086,433
4.50%, 06/20/49	809	740,681
4.50%, 07/20/49	423	386,916
4.50%, 08/20/49	138	126,404
4.50%, 05/20/52	459	415,097
4.50%, 07/20/52	4,746	4,289,733

164	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.50%, 08/20/52	$27,755	$25,084,305
4.50%, 09/20/52	581	525,030
4.50%, 04/20/53	15,943	14,392,296
4.50%, 11/20/53(n)	12,781	11,547,632
5.00%, 07/20/46	13	12,196
5.00%, 03/20/48	90	84,982
5.00%, 04/20/48	265	251,445
5.00%, 05/20/48	118	111,591
5.00%, 11/20/48	140	132,316
5.00%, 12/20/48	195	184,624
5.00%, 01/20/49	383	361,925
5.00%, 04/20/49	34	32,311
5.00%, 05/20/49	50	47,056
5.00%, 06/20/49	1,340	1,266,080
5.00%, 07/20/52	1,344	1,251,251
5.00%, 09/20/52	5,463	5,087,565
5.00%, 12/20/52	14,875	13,853,841
5.00%, 01/20/53	11,778	10,969,013
5.00%, 04/20/53	6,795	6,320,616
5.00%, 11/20/53(n)	32,809	30,526,468
5.50%, 04/20/48	18	17,607
5.50%, 12/20/52	15,977	15,280,532
5.50%, 01/20/53	8,839	8,453,479
5.50%, 03/20/53	8,662	8,282,613
5.50%, 04/20/53	22,223	21,250,159
5.50%, 06/20/53	6,157	5,887,151
5.50%, 07/20/53	5,995	5,752,298
5.50%, 09/20/53	17,158	16,407,383
5.50%, 11/20/53(n)	14,253	13,629,431
6.00%, 09/20/53	5,868	5,749,714
6.00%, 10/20/53	8,818	8,639,517
6.00%, 11/20/53(n)	15,300	14,989,033
6.50%, 11/20/53(n)	20,000	19,953,815
Uniform Mortgage-Backed Securities
1.50%, 03/01/36	3,157	2,595,260
1.50%, 10/01/36	3,126	2,584,585
1.50%, 11/01/36	2,919	2,420,303
1.50%, 02/01/37	20,046	16,480,429
1.50%, 03/01/37	31,081	25,537,651
1.50%, 04/01/37	4,290	3,524,432
1.50%, 08/01/37	1,221	1,003,734
1.50%, 11/15/38(n)	16,224	13,344,320
1.50%, 11/01/50	4,403	3,063,373
1.50%, 04/01/51	4,517	3,137,316
1.50%, 05/01/51	26,650	18,507,810
1.50%, 07/01/51	19,763	13,723,960
1.50%, 11/01/51	13,679	9,491,153
1.50%, 04/01/52	6,505	4,515,371
1.50%, 11/13/53(n)	10,325	7,171,035
2.00%, 12/01/35	8,172	6,943,751
2.00%, 02/01/36	44,893	38,153,408
2.00%, 03/01/36	8,653	7,345,205
2.00%, 05/01/36	13,446	11,430,541
2.00%, 06/01/36	11,257	9,556,129
2.00%, 07/01/36	1,118	950,316
2.00%, 08/01/36	10,732	9,102,131
2.00%, 09/01/36	18,188	15,410,789
2.00%, 10/01/36	3,651	3,096,637
2.00%, 11/01/36	8,794	7,467,448
2.00%, 12/01/36	12,907	10,949,464
2.00%, 01/01/37	22,865	19,409,033

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
2.00%, 02/01/37	$18,746	$15,884,272
2.00%, 03/01/37	833	707,803
2.00%, 04/01/37	40,976	34,723,407
2.00%, 05/01/37	19,225	16,276,880
2.00%, 06/01/37	18,362	15,553,765
2.00%, 11/15/38(n)	23,973	20,298,306
2.00%, 05/01/50	13,850	10,415,896
2.00%, 07/01/50	12,028	8,927,362
2.00%, 08/01/50	5,828	4,319,773
2.00%, 09/01/50	28,959	21,469,184
2.00%, 10/01/50	18,694	13,864,759
2.00%, 11/01/50	6,731	4,982,239
2.00%, 12/01/50	26,676	19,865,202
2.00%, 01/01/51	21,394	15,876,432
2.00%, 02/01/51	26,039	19,287,218
2.00%, 03/01/51	82,790	61,250,236
2.00%, 04/01/51	27,468	20,350,256
2.00%, 05/01/51	30,156	22,325,213
2.00%, 06/01/51	38,934	28,805,384
2.00%, 07/01/51	25,206	18,661,832
2.00%, 08/01/51	51,489	37,986,464
2.00%, 10/01/51	88,155	65,178,168
2.00%, 11/01/51	94,759	70,001,415
2.00%, 12/01/51	64,672	47,719,481
2.00%, 12/01/51(o)	57,149	42,254,645
2.00%, 01/01/52	46,600	34,406,951
2.00%, 01/01/52(o)	55,926	41,119,478
2.00%, 02/01/52	96,243	70,753,825
2.00%, 03/01/52	45,028	33,170,800
2.00%, 03/01/52(o)	99,264	72,927,664
2.00%, 04/01/52	2,748	2,022,766
2.00%, 11/13/53(n)	33,860	24,860,403
2.50%, 12/01/29	42	39,497
2.50%, 03/01/30	63	59,007
2.50%, 07/01/30	61	56,343
2.50%, 08/01/30	18	16,569
2.50%, 12/01/30	23	21,353
2.50%, 01/01/31	19	17,258
2.50%, 05/01/31	1,878	1,727,766
2.50%, 09/01/31	211	193,463
2.50%, 10/01/31	1,354	1,251,077
2.50%, 12/01/31	342	313,964
2.50%, 01/01/32	1,455	1,334,082
2.50%, 02/01/32	296	272,366
2.50%, 03/01/32	294	268,532
2.50%, 04/01/32	1,904	1,749,549
2.50%, 10/01/32	47	42,927
2.50%, 01/01/33	1,971	1,836,504
2.50%, 11/01/34	2,131	1,872,331
2.50%, 07/01/35	2,470	2,168,156
2.50%, 10/01/35	12,768	11,204,131
2.50%, 03/01/36	7,881	6,911,559
2.50%, 05/01/36	15,411	13,465,587
2.50%, 06/01/36	8,240	7,200,890
2.50%, 07/01/36	15,034	13,137,381
2.50%, 08/01/36	2,221	1,940,584
2.50%, 03/01/37	7,052	6,151,123
2.50%, 04/01/37	7,471	6,521,390
2.50%, 05/01/37	18,833	16,425,222
2.50%, 06/01/37	4,928	4,298,002
2.50%, 11/15/38(n)	37,874	32,996,243

S C H E D U L E O F I N V E S T M E N T S	165

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
2.50%, 04/01/47	$935	$737,096
2.50%, 05/01/50	16,705	12,952,395
2.50%, 06/01/50	961	737,991
2.50%, 07/01/50	1,698	1,326,861
2.50%, 08/01/50	2,209	1,718,073
2.50%, 09/01/50	13,883	10,799,117
2.50%, 10/01/50	11,360	8,814,517
2.50%, 11/01/50	27,598	21,280,053
2.50%, 12/01/50	28,780	22,132,092
2.50%, 01/01/51	11,846	9,128,479
2.50%, 02/01/51	6,997	5,410,809
2.50%, 03/01/51	10,685	8,269,898
2.50%, 04/01/51	2,669	2,049,796
2.50%, 07/01/51	22,388	17,288,332
2.50%, 08/01/51	41,600	32,272,541
2.50%, 09/01/51	52,163	40,281,491
2.50%, 10/01/51	25,597	19,763,377
2.50%, 11/01/51	29,617	22,850,706
2.50%, 12/01/51	94,623	73,113,483
2.50%, 01/01/52	85,067	65,484,297
2.50%, 02/01/52	22,221	17,158,632
2.50%, 03/01/52	100,653	77,457,916
2.50%, 04/01/52	99,017	76,111,985
2.50%, 05/01/52	17,472	13,416,045
2.50%, 07/01/52	30,382	23,347,928
2.50%, 11/13/53(n)	42,044	32,249,062
3.00%, 10/01/27	33	31,447
3.00%, 03/01/30	8,089	7,692,258
3.00%, 04/01/30	55	51,543
3.00%, 07/01/30	46	43,601
3.00%, 08/01/30	173	162,019
3.00%, 09/01/30	226	212,621
3.00%, 10/01/30	103	96,540
3.00%, 11/01/30	22	20,953
3.00%, 12/01/30	55	51,549
3.00%, 01/01/31	921	869,107
3.00%, 02/01/31	344	323,643
3.00%, 03/01/31	109	102,275
3.00%, 04/01/31	40	37,149
3.00%, 06/01/31	237	221,689
3.00%, 09/01/31	90	83,789
3.00%, 10/01/31	19	18,213
3.00%, 01/01/32	267	250,510
3.00%, 02/01/32	888	831,297
3.00%, 03/01/32	34	32,169
3.00%, 06/01/32	294	275,483
3.00%, 08/01/32	178	165,953
3.00%, 11/01/32	289	269,321
3.00%, 12/01/32	477	442,838
3.00%, 02/01/33	328	305,214
3.00%, 10/01/33	259	235,333
3.00%, 07/01/34	162	147,230
3.00%, 09/01/34	8,379	7,592,229
3.00%, 11/01/34	207	187,379
3.00%, 12/01/34	1,680	1,522,060
3.00%, 03/01/35	492	446,099
3.00%, 07/01/35	393	356,290
3.00%, 10/01/35	2,540	2,293,575
3.00%, 12/01/35	2,629	2,374,069
3.00%, 01/01/37	178	157,125
3.00%, 07/01/37	4,200	3,764,645

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.00%, 11/15/38(n)	$58,472	$52,273,054
3.00%, 11/01/42	89	74,985
3.00%, 12/01/42	222	186,447
3.00%, 03/01/43	226	189,061
3.00%, 09/01/43	218	182,666
3.00%, 01/01/44	299	250,820
3.00%, 10/01/44	2,801	2,346,239
3.00%, 01/01/45	96	80,254
3.00%, 03/01/45	728	609,928
3.00%, 05/01/45	313	262,290
3.00%, 11/01/45	35	28,959
3.00%, 07/01/46	4,135	3,406,723
3.00%, 08/01/46	517	425,771
3.00%, 10/01/46	38	31,691
3.00%, 11/01/46	4,246	3,496,806
3.00%, 12/01/46	4,883	4,019,840
3.00%, 01/01/47	1,552	1,277,832
3.00%, 02/01/47	2,231	1,836,392
3.00%, 03/01/47	1,529	1,258,920
3.00%, 05/01/47	46	37,975
3.00%, 07/01/47	705	580,145
3.00%, 08/01/47	238	196,035
3.00%, 12/01/47	318	261,380
3.00%, 03/01/48	268	219,779
3.00%, 04/01/48	13,088	10,963,415
3.00%, 02/01/49	25,719	21,189,578
3.00%, 09/01/49	1,795	1,468,524
3.00%, 11/01/49	266	215,802
3.00%, 12/01/49	1,967	1,597,870
3.00%, 02/01/50	557	451,870
3.00%, 03/01/50	1,200	973,892
3.00%, 04/01/50	2,386	1,933,036
3.00%, 05/01/50	548	442,238
3.00%, 06/01/50	18,468	14,920,725
3.00%, 07/01/50	11,485	9,300,510
3.00%, 08/01/50	15,890	12,910,033
3.00%, 10/01/50	7,881	6,352,275
3.00%, 11/01/50	2,092	1,693,713
3.00%, 01/01/51	3,867	3,130,604
3.00%, 04/01/51	29,794	23,970,605
3.00%, 05/01/51	14,044	11,397,051
3.00%, 06/01/51	42,199	33,889,662
3.00%, 07/01/51	25,561	20,613,556
3.00%, 08/01/51	13,839	11,167,940
3.00%, 11/01/51	8,240	6,612,789
3.00%, 02/01/52	11,262	9,036,627
3.00%, 03/01/52	38,046	30,564,419
3.00%, 04/01/52	56,924	45,783,827
3.00%, 05/01/52	22,199	17,837,441
3.00%, 10/01/52	7,343	5,878,662
3.00%, 11/13/53(n)	27,026	21,621,068
3.50%, 01/01/27	2	1,634
3.50%, 12/01/29	7	6,662
3.50%, 07/01/30	117	112,354
3.50%, 10/01/30	12	11,268
3.50%, 03/01/31	78	74,466
3.50%, 06/01/31	95	90,801
3.50%, 01/01/32	54	51,515
3.50%, 05/01/32	79	74,085
3.50%, 06/01/32	102	96,612
3.50%, 07/01/32	51	47,942

166	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.50%, 08/01/32	$26	$24,809
3.50%, 09/01/32	174	165,274
3.50%, 10/01/32	83	78,334
3.50%, 11/01/32	55	51,880
3.50%, 03/01/33	230	217,059
3.50%, 04/01/33	280	264,368
3.50%, 05/01/33	141	131,209
3.50%, 06/01/33	379	351,786
3.50%, 02/01/34	1,798	1,670,261
3.50%, 07/01/34	434	418,672
3.50%, 08/01/34	430	395,911
3.50%, 01/01/35	291	268,362
3.50%, 11/15/38(n)	26,701	24,375,092
3.50%, 10/01/44	417	360,103
3.50%, 02/01/45	310	268,164
3.50%, 03/01/45	101	86,165
3.50%, 05/01/45	42	36,495
3.50%, 07/01/45	16,937	14,474,314
3.50%, 08/01/45	206	177,133
3.50%, 10/01/45	125	108,788
3.50%, 11/01/45	57	48,719
3.50%, 12/01/45	983	840,733
3.50%, 01/01/46	492	424,587
3.50%, 02/01/46	210	179,626
3.50%, 03/01/46	1,053	906,611
3.50%, 04/01/46	13	11,474
3.50%, 05/01/46	30	25,718
3.50%, 06/01/46	35	30,066
3.50%, 07/01/46	126	108,436
3.50%, 08/01/46	107	91,752
3.50%, 09/01/46	274	233,126
3.50%, 10/01/46	339	289,821
3.50%, 11/01/46	65	54,974
3.50%, 12/01/46	2,188	1,874,345
3.50%, 01/01/47	2,045	1,754,146
3.50%, 02/01/47	134	114,183
3.50%, 04/01/47	333	284,604
3.50%, 05/01/47	222	189,907
3.50%, 06/01/47	306	261,685
3.50%, 07/01/47	3,433	2,927,271
3.50%, 08/01/47	429	366,140
3.50%, 09/01/47	23,029	19,624,335
3.50%, 10/01/47	9,995	8,515,510
3.50%, 11/01/47	6,824	5,814,240
3.50%, 12/01/47	318	271,023
3.50%, 01/01/48	6,696	5,706,943
3.50%, 02/01/48	9,074	7,739,431
3.50%, 03/01/48	119	100,983
3.50%, 04/01/48	683	581,210
3.50%, 05/01/48	7,928	6,719,050
3.50%, 06/01/48	499	422,630
3.50%, 07/01/48	925	787,996
3.50%, 11/01/48	176	149,918
3.50%, 01/01/49	890	757,276
3.50%, 02/01/49	2,623	2,253,308
3.50%, 03/01/49	345	294,389
3.50%, 04/01/49	200	171,187
3.50%, 06/01/49	25,341	21,536,348
3.50%, 07/01/49	1,920	1,624,303
3.50%, 09/01/49	8,842	7,480,883
3.50%, 04/01/50	5,098	4,323,857

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.50%, 05/01/50	$22,095	$18,567,555
3.50%, 06/01/50	3,144	2,636,014
3.50%, 07/01/50	5,011	4,202,270
3.50%, 02/01/51	21,965	18,584,098
3.50%, 10/01/51	5,599	4,744,377
3.50%, 04/01/52	3,815	3,227,537
3.50%, 05/01/52	22,674	18,893,207
3.50%, 06/01/52	38,230	32,056,461
3.50%, 07/01/52	13,202	11,042,874
3.50%, 11/13/53(n)	35,970	29,949,710
4.00%, 07/01/29	95	93,280
4.00%, 07/01/32	135	132,272
4.00%, 05/01/33	222	209,560
4.00%, 06/01/33	98	92,187
4.00%, 07/01/33	64	60,062
4.00%, 12/01/33	280	274,450
4.00%, 06/01/38	68	63,018
4.00%, 11/15/38(n)	27,337	25,483,736
4.00%, 06/01/42	1,945	1,753,617
4.00%, 10/01/44	4	3,758
4.00%, 12/01/44	67	59,758
4.00%, 01/01/45	580	519,246
4.00%, 02/01/45	186	165,818
4.00%, 03/01/45	163	145,238
4.00%, 05/01/45	99	88,144
4.00%, 06/01/45	325	290,568
4.00%, 07/01/45	28	24,656
4.00%, 08/01/45	21	18,319
4.00%, 09/01/45	32	28,554
4.00%, 01/01/46	39	34,885
4.00%, 04/01/46	8	6,968
4.00%, 06/01/46	975	869,589
4.00%, 07/01/46	162	143,135
4.00%, 08/01/46	8	7,396
4.00%, 10/01/46	189	170,248
4.00%, 02/01/47	111	98,496
4.00%, 03/01/47	136	119,349
4.00%, 04/01/47	353	312,478
4.00%, 05/01/47	197	174,453
4.00%, 06/01/47	202	178,792
4.00%, 07/01/47	1,662	1,466,543
4.00%, 08/01/47	430	379,579
4.00%, 09/01/47	2,355	2,080,418
4.00%, 10/01/47	1,131	1,001,525
4.00%, 11/01/47	341	300,491
4.00%, 12/01/47	357	316,385
4.00%, 01/01/48	1,193	1,053,289
4.00%, 04/01/48	230	202,219
4.00%, 05/01/48	14,776	13,012,050
4.00%, 06/01/48	4,979	4,394,751
4.00%, 07/01/48	29	25,561
4.00%, 09/01/48	7,297	6,425,850
4.00%, 10/01/48	365	321,553
4.00%, 11/01/48	407	358,414
4.00%, 12/01/48	222	195,803
4.00%, 01/01/49	204	180,042
4.00%, 02/01/49	142	124,526
4.00%, 03/01/49	692	607,969
4.00%, 04/01/49	709	625,105
4.00%, 05/01/49	505	445,310
4.00%, 06/01/49	955	841,093

S C H E D U L E O F I N V E S T M E N T S	167

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.00%, 07/01/49	$12,948	$11,404,167
4.00%, 12/01/49	273	240,048
4.00%, 02/01/50	92	81,005
4.00%, 04/01/50	27,053	23,760,758
4.00%, 05/01/50	6,851	5,989,717
4.00%, 05/01/51	1,784	1,570,950
4.00%, 04/01/52	3,684	3,191,264
4.00%, 05/01/52	9,911	8,593,722
4.00%, 06/01/52	12,652	10,949,487
4.00%, 07/01/52	33,221	28,782,618
4.00%, 08/01/52	43,376	37,571,801
4.00%, 09/01/52	3,863	3,339,434
4.00%, 10/01/52	6,713	5,846,180
4.00%, 02/01/53	33,259	29,063,280
4.00%, 11/13/53(n)	32,817	28,345,288
4.50%, 11/15/38(n)	960	910,425
4.50%, 06/01/41	10	10,056
4.50%, 01/01/42	8	7,982
4.50%, 09/01/42	40	36,663
4.50%, 08/01/43	112	103,242
4.50%, 04/01/44	132	121,516
4.50%, 02/01/45	42	39,144
4.50%, 08/01/45	54	49,982
4.50%, 12/01/45	39	36,176
4.50%, 02/01/46	350	325,771
4.50%, 08/01/46	4	3,808
4.50%, 10/01/46	14	13,240
4.50%, 01/01/47	5	4,168
4.50%, 03/01/47	89	81,012
4.50%, 04/01/47	303	276,498
4.50%, 06/01/47	82	74,192
4.50%, 10/01/47	413	376,875
4.50%, 01/01/48	587	535,618
4.50%, 02/01/48	599	545,492
4.50%, 03/01/48	103	93,651
4.50%, 04/01/48	24	21,638
4.50%, 05/01/48	146	132,770
4.50%, 06/01/48	169	154,210
4.50%, 07/01/48	62	55,956
4.50%, 08/01/48	689	627,411
4.50%, 10/01/48	786	715,314
4.50%, 11/01/48	258	235,023
4.50%, 12/01/48	1,070	974,486
4.50%, 01/01/49	390	355,015
4.50%, 02/01/49	423	385,701
4.50%, 04/01/49	915	833,279
4.50%, 05/01/49	647	588,211
4.50%, 09/01/50	9,342	8,509,223
4.50%, 05/01/52	2,888	2,604,691
4.50%, 06/01/52	16,175	14,453,158
4.50%, 07/01/52	2,999	2,681,402
4.50%, 08/01/52	6,799	6,079,017
4.50%, 09/01/52	35,832	32,106,166
4.50%, 10/01/52	33,133	29,712,396
4.50%, 11/01/52	23,610	21,107,825
4.50%, 12/01/52	17,095	15,335,073
4.50%, 11/13/53(n)	31,071	27,742,515
5.00%, 11/15/38(n)	293	282,622
5.00%, 06/01/39	7	6,518
5.00%, 02/01/41	21	19,801
5.00%, 04/01/41	321	308,453

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
5.00%, 10/01/41	$11	$10,797
5.00%, 01/01/42	42	40,374
5.00%, 05/01/42	24	22,665
5.00%, 09/01/47	19	18,164
5.00%, 03/01/48	181	169,653
5.00%, 04/01/48	543	509,609
5.00%, 05/01/48	73	67,844
5.00%, 07/01/48	139	130,270
5.00%, 09/01/48	103	97,074
5.00%, 01/01/49	257	240,832
5.00%, 04/01/49	582	545,791
5.00%, 08/01/52	3,290	3,038,168
5.00%, 09/01/52	7,221	6,679,331
5.00%, 10/01/52	9,999	9,234,045
5.00%, 11/01/52	8,521	7,877,494
5.00%, 12/01/52	6,492	6,007,332
5.00%, 01/01/53	27,715	25,581,004
5.00%, 02/01/53	5,902	5,443,732
5.00%, 03/01/53	4,207	3,904,868
5.00%, 04/01/53	28,834	26,590,164
5.00%, 05/01/53	5,781	5,332,297
5.00%, 06/01/53	7,034	6,486,900
5.00%, 08/01/53	4,523	4,171,136
5.00%, 11/13/53(n)	19,961	18,401,951
5.50%, 09/01/41	561	560,163
5.50%, 01/01/47	455	453,671
5.50%, 09/01/52	3,630	3,471,355
5.50%, 11/01/52	4,699	4,467,537
5.50%, 12/01/52	16,095	15,331,432
5.50%, 01/01/53	21,080	20,072,975
5.50%, 02/01/53	15,007	14,261,748
5.50%, 03/01/53	10,783	10,256,213
5.50%, 04/01/53	18,897	17,970,011
5.50%, 05/01/53	21,107	20,029,619
5.50%, 06/01/53	4,885	4,646,709
5.50%, 11/13/53(n)	20,965	19,883,992
6.00%, 07/01/41	78	78,809
6.00%, 02/01/49	199	202,103
6.00%, 11/13/53(n)	73,775	71,785,635
6.50%, 11/13/53(n)	29,750	29,568,576

		5,020,366,602

U.S. Government Agency Obligations — 0.2%
Federal Farm Credit Banks Funding Corp., 1.85%, 07/26/24	55	53,549
Federal Home Loan Banks
1.50%, 08/15/24	150	145,356
2.50%, 12/08/23	550	548,274
2.50%, 12/10/27	250	227,329
2.75%, 12/13/24	1,140	1,107,577
2.88%, 09/13/24	250	244,361
3.00%, 03/10/28	60	55,335
3.13%, 06/13/25	2,805	2,711,674
3.13%, 09/12/25	1,075	1,034,707
3.25%, 06/09/28	170	157,969
3.25%, 11/16/28	1,205	1,116,182
5.50%, 07/15/36	3,285	3,355,309
Federal Home Loan Mortgage Corp.
0.00%, 12/14/29(i)	200	146,694
0.25%, 12/04/23	4,120	4,100,495
6.25%, 07/15/32	2,355	2,542,134
6.75%, 03/15/31	1,060	1,165,420

168	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Agency Obligations (continued)
Federal National Mortgage Association
0.50%, 06/17/25	$2,000	$1,853,852
0.88%, 08/05/30	13,630	10,332,861
1.63%, 01/07/25	10,100	9,669,427
1.75%, 07/02/24	300	292,706
1.88%, 09/24/26	1,025	939,623
2.50%, 02/05/24(c)	1,220	1,210,247
2.63%, 09/06/24(c)	3,005	2,935,236
6.25%, 05/15/29	650	689,131
6.63%, 11/15/30	1,170	1,269,934
7.25%, 05/15/30	585	652,432
Tennessee Valley Authority
0.75%, 05/15/25	50	46,667
1.50%, 09/15/31	400	301,597
2.88%, 09/15/24	350	341,964
3.50%, 12/15/42	390	285,919
5.25%, 09/15/39	890	837,990
5.88%, 04/01/36	580	601,221
7.13%, 05/01/30	145	159,436
Series A, 2.88%, 02/01/27	250	234,081
Series E, 6.75%, 11/01/25	115	118,186

		51,484,875

U.S. Government Obligations — 36.1%
U.S. Treasury Note/Bond
0.25%, 05/31/25	3,150	2,914,857
0.25%, 06/30/25	30,000	27,670,312
0.25%, 07/31/25	30,000	27,566,016
0.25%, 08/31/25	38,250	35,022,656
0.25%, 09/30/25	11,000	10,041,367
0.25%, 10/31/25	54,400	49,463,625
0.38%, 04/30/25	21,000	19,542,305
0.38%, 11/30/25	63,250	57,468,555
0.38%, 12/31/25	104,500	94,694,961
0.38%, 01/31/26	127,800	115,319,531
0.38%, 09/30/27	29,500	24,821,484
0.50%, 03/31/25	20,600	19,271,461
0.50%, 02/28/26	88,500	79,843,594
0.50%, 04/30/27	13,000	11,188,125
0.50%, 05/31/27	3,500	3,001,523
0.50%, 08/31/27	22,000	18,670,781
0.50%, 10/31/27	27,600	23,259,469
0.63%, 07/31/26	52,000	46,336,875
0.63%, 03/31/27	2,000	1,735,313
0.63%, 11/30/27	38,500	32,511,446
0.63%, 12/31/27	43,400	36,533,985
0.63%, 05/15/30	1,500	1,143,281
0.63%, 08/15/30	40,000	30,218,750
0.75%, 11/15/24	78,360	74,680,754
0.75%, 03/31/26	30,000	27,173,437
0.75%, 04/30/26	37,000	33,386,719
0.75%, 05/31/26	16,500	14,837,109
0.75%, 08/31/26	38,700	34,482,305
0.75%, 01/31/28	137,400	115,909,931
0.88%, 06/30/26	52,000	46,840,625
0.88%, 09/30/26	37,300	33,301,906
0.88%, 11/15/30	54,825	41,915,426
1.00%, 12/15/24	93,040	88,624,234
1.00%, 07/31/28	37,100	31,068,352
1.13%, 01/15/25	79,050	75,196,312
1.13%, 02/28/25	18,600	17,606,789
1.13%, 10/31/26	54,000	48,397,500

Security	Par (000)	Value

U.S. Government Obligations (continued)
1.13%, 02/29/28	$72,400	$61,935,937
1.13%, 08/31/28	43,400	36,469,562
1.13%, 02/15/31	57,000	44,148,281
1.13%, 05/15/40	116,600	63,510,562
1.13%, 08/15/40	20,800	11,228,750
1.25%, 11/30/26	36,900	33,100,453
1.25%, 12/31/26	50,500	45,213,281
1.25%, 03/31/28	57,000	48,895,312
1.25%, 04/30/28	34,400	29,433,500
1.25%, 05/31/28	45,100	38,461,844
1.25%, 06/30/28	71,400	60,717,891
1.25%, 09/30/28	82,900	69,888,586
1.25%, 08/15/31	64,700	49,556,156
1.25%, 05/15/50	37,200	16,350,563
1.38%, 01/31/25	18,800	17,909,203
1.38%, 08/31/26	5,600	5,081,125
1.38%, 10/31/28	36,600	30,964,172
1.38%, 12/31/28	39,580	33,296,675
1.38%, 11/15/31	101,850	78,169,875
1.38%, 11/15/40	27,620	15,562,144
1.38%, 08/15/50	21,000	9,551,719
1.50%, 10/31/24	14,400	13,851,000
1.50%, 11/30/24	27,300	26,180,274
1.50%, 02/15/25	41,500	39,535,234
1.50%, 08/15/26	15,270	13,920,752
1.50%, 01/31/27	67,140	60,389,283
1.50%, 11/30/28	79,800	67,780,125
1.63%, 02/15/26	35,450	32,874,336
1.63%, 05/15/26	32,600	30,025,110
1.63%, 09/30/26	15,000	13,686,328
1.63%, 10/31/26	20,000	18,196,875
1.63%, 11/30/26	15,000	13,618,359
1.63%, 08/15/29	24,600	20,627,484
1.63%, 05/15/31	81,310	64,743,087
1.63%, 11/15/50	42,650	20,871,844
1.75%, 12/31/24	27,840	26,706,825
1.75%, 03/15/25	28,740	27,406,284
1.75%, 01/31/29	31,500	26,964,492
1.75%, 11/15/29	5,100	4,282,406
1.75%, 08/15/41	45,700	27,127,234
1.88%, 07/31/26	20,000	18,445,313
1.88%, 02/28/27	28,000	25,438,438
1.88%, 02/28/29	31,000	26,652,735
1.88%, 02/15/32	105,900	84,157,406
1.88%, 02/15/41	61,050	37,631,602
1.88%, 02/15/51	75,000	39,363,281
1.88%, 11/15/51	77,900	40,629,719
2.00%, 02/15/25	32,561	31,220,786
2.00%, 08/15/25	44,200	41,846,695
2.00%, 11/15/26	31,850	29,269,652
2.00%, 11/15/41	42,240	26,142,600
2.00%, 02/15/50	23,000	12,585,313
2.00%, 08/15/51	64,700	34,968,328
2.13%, 11/30/24	25,000	24,137,695
2.13%, 05/15/25	24,900	23,771,719
2.13%, 05/31/26	3,000	2,796,563
2.25%, 10/31/24	17,600	17,056,875
2.25%, 11/15/24	15,240	14,751,248
2.25%, 12/31/24	34,510	33,296,758
2.25%, 11/15/25	22,250	21,048,848
2.25%, 03/31/26	8,000	7,508,750

S C H E D U L E O F I N V E S T M E N T S	169

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations (continued)
2.25%, 02/15/27	$36,050	$33,196,981
2.25%, 08/15/27	46,650	42,436,922
2.25%, 11/15/27	30,730	27,798,646
2.25%, 05/15/41	36,000	23,596,875
2.25%, 08/15/46	55,700	33,359,078
2.25%, 08/15/49	26,000	15,173,438
2.25%, 02/15/52	60,630	34,900,144
2.38%, 04/30/26	16,070	15,103,289
2.38%, 05/15/27	23,880	21,947,212
2.38%, 03/31/29	32,350	28,488,219
2.38%, 05/15/29	37,500	32,958,984
2.38%, 02/15/42	35,900	23,705,219
2.38%, 11/15/49	19,000	11,408,906
2.38%, 05/15/51	44,000	26,207,500
2.50%, 01/31/25	13,300	12,846,969
2.50%, 02/28/26	20,000	18,914,063
2.50%, 03/31/27	38,000	35,200,469
2.50%, 02/15/45	53,850	34,733,250
2.50%, 02/15/46	47,345	30,100,873
2.50%, 05/15/46	26,163	16,576,967
2.63%, 04/15/25	20,000	19,268,750
2.63%, 12/31/25	49,800	47,360,578
2.63%, 01/31/26	35,100	33,325,805
2.63%, 05/31/27	40,000	37,059,375
2.63%, 02/15/29	24,689	22,106,299
2.63%, 07/31/29	24,680	21,874,578
2.75%, 02/28/25	17,300	16,733,019
2.75%, 05/15/25	20,000	19,272,656
2.75%, 06/30/25	10,000	9,617,188
2.75%, 08/31/25	13,500	12,939,434
2.75%, 04/30/27	9,100	8,482,906
2.75%, 07/31/27	30,000	27,827,344
2.75%, 02/15/28	50,700	46,592,508
2.75%, 05/31/29	22,410	20,067,455
2.75%, 08/15/32	79,500	67,252,031
2.75%, 08/15/42	13,450	9,410,797
2.75%, 11/15/42	18,800	13,098,313
2.75%, 08/15/47	22,800	15,015,938
2.75%, 11/15/47	24,100	15,849,516
2.88%, 04/30/25	19,900	19,226,820
2.88%, 05/31/25	20,400	19,689,187
2.88%, 06/15/25	34,480	33,246,262
2.88%, 07/31/25	10,000	9,621,484
2.88%, 11/30/25	16,800	16,082,063
2.88%, 05/15/28	51,700	47,555,922
2.88%, 08/15/28	47,650	43,618,364
2.88%, 04/30/29	28,460	25,696,267
2.88%, 05/15/32	74,600	64,016,125
2.88%, 05/15/43	18,600	13,153,688
2.88%, 08/15/45	12,950	8,915,266
2.88%, 11/15/46	39,050	26,547,898
2.88%, 05/15/49	2,000	1,341,563
2.88%, 05/15/52	59,000	39,364,062
3.00%, 07/15/25	23,500	22,674,746
3.00%, 09/30/25	30,100	28,953,613
3.00%, 10/31/25	35,750	34,343,740
3.00%, 05/15/42	5,950	4,356,516
3.00%, 11/15/44	23,335	16,564,204
3.00%, 05/15/45	12,200	8,620,063
3.00%, 11/15/45	14,300	10,050,219
3.00%, 02/15/47	24,950	17,328,555

Security	Par (000)	Value

U.S. Government Obligations (continued)
3.00%, 05/15/47	$16,950	$11,753,766
3.00%, 02/15/48	46,000	31,732,812
3.00%, 08/15/48	32,350	22,270,953
3.00%, 08/15/52	38,000	26,065,625
3.13%, 08/15/25	38,700	37,374,223
3.13%, 08/31/27	31,000	29,120,625
3.13%, 11/15/28	8,500	7,837,930
3.13%, 08/31/29	58,500	53,207,578
3.13%, 11/15/41	7,510	5,646,581
3.13%, 02/15/42	5,850	4,387,500
3.13%, 02/15/43	14,100	10,425,188
3.13%, 08/15/44	6,380	4,642,447
3.13%, 05/15/48	27,300	19,280,625
3.25%, 06/30/27	16,000	15,138,750
3.25%, 06/30/29	37,000	33,973,516
3.25%, 05/15/42	20,050	15,266,195
3.38%, 05/15/33	62,300	55,096,562
3.38%, 08/15/42	26,180	20,256,775
3.38%, 05/15/44	1,870	1,422,369
3.38%, 11/15/48	36,500	26,998,594
3.50%, 09/15/25	40,900	39,727,321
3.50%, 01/31/28	28,000	26,554,063
3.50%, 04/30/28	10,000	9,462,500
3.50%, 01/31/30	46,600	43,050,391
3.50%, 04/30/30	32,400	29,856,094
3.50%, 02/15/33	72,274	64,707,816
3.50%, 02/15/39	3,750	3,100,781
3.63%, 05/15/26	72,900	70,610,484
3.63%, 03/31/28	36,382	34,631,116
3.63%, 05/31/28	32,000	30,430,000
3.63%, 03/31/30	42,488	39,464,050
3.63%, 08/15/43	17,400	13,873,781
3.63%, 02/15/44	3,700	2,936,297
3.63%, 02/15/53	41,633	32,441,214
3.63%, 05/15/53	44,991	35,064,861
3.75%, 04/15/26	60,800	59,094,750
3.75%, 05/31/30	32,300	30,180,312
3.75%, 06/30/30	33,000	30,813,750
3.75%, 08/15/41	9,000	7,446,094
3.75%, 11/15/43	7,000	5,679,844
3.88%, 04/30/25	5,800	5,687,625
3.88%, 01/15/26	56,100	54,767,625
3.88%, 11/30/27	25,000	24,087,891
3.88%, 12/31/27	10,000	9,632,031
3.88%, 09/30/29	46,030	43,570,272
3.88%, 11/30/29	44,600	42,153,969
3.88%, 12/31/29	44,593	42,115,998
3.88%, 08/15/33	93,000	85,603,594
3.88%, 08/15/40	3,400	2,887,875
3.88%, 02/15/43	25,151	20,910,699
3.88%, 05/15/43	28,128	23,355,030
4.00%, 12/15/25	47,167	46,183,126
4.00%, 02/15/26	96,132	94,044,133
4.00%, 02/29/28	19,259	18,627,064
4.00%, 06/30/28	33,000	31,855,312
4.00%, 10/31/29	29,590	28,179,852
4.00%, 02/28/30	34,591	32,856,045
4.00%, 07/31/30	18,000	17,052,187
4.00%, 11/15/42	20,800	17,628,000
4.00%, 11/15/52	41,000	34,267,031
4.13%, 01/31/25	9,100	8,968,477

170	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations (continued)
4.13%, 06/15/26	$81,200	$79,576,000
4.13%, 09/30/27	29,800	29,013,094
4.13%, 10/31/27	14,300	13,913,453
4.13%, 07/31/28	35,000	33,952,735
4.13%, 08/31/30	35,500	33,863,672
4.13%, 11/15/32	69,412	65,399,119
4.13%, 08/15/53	48,111	41,157,457
4.25%, 12/31/24	30,000	29,613,281
4.25%, 05/31/25	2,000	1,971,172
4.25%, 10/15/25	32,880	32,364,966
4.25%, 11/15/40	3,500	3,114,453
4.38%, 08/15/26	98,351	96,937,204
4.38%, 08/31/28	37,000	36,291,797
4.38%, 02/15/38	1,000	931,406
4.38%, 11/15/39	3,000	2,734,219
4.38%, 05/15/40	3,650	3,313,516
4.38%, 05/15/41	7,600	6,855,438
4.38%, 08/15/43	32,881	29,315,467
4.50%, 11/30/24	17,676	17,499,930
4.50%, 11/15/25	25,514	25,234,941
4.50%, 07/15/26	75,983	75,146,000
4.50%, 02/15/36	3,400	3,274,625
4.50%, 05/15/38	2,900	2,726,906
4.50%, 08/15/39	10,000	9,273,438
4.63%, 02/28/25	28,153	27,907,761
4.63%, 06/30/25	9,504	9,423,068
4.63%, 03/15/26	53,700	53,263,687
4.63%, 09/15/26	78,700	78,115,899
4.63%, 10/15/26	20,000	19,850,000
4.63%, 09/30/28	42,000	41,612,812
4.63%, 09/30/30	49,100	48,271,437
4.63%, 02/15/40	2,050	1,921,875
4.75%, 02/15/41	4,350	4,115,508
4.88%, 10/31/28	40,000	40,087,500
4.88%, 10/31/30	25,000	24,953,125
5.00%, 05/15/37	21,500	21,533,594
5.25%, 11/15/28	10,500	10,662,422
5.25%, 02/15/29	1,700	1,722,711
5.50%, 08/15/28	5,500	5,642,656
6.00%, 02/15/26	1,700	1,729,352
6.38%, 08/15/27	3,400	3,563,625
6.50%, 11/15/26	1,000	1,042,031
6.63%, 02/15/27	2,000	2,098,750

		7,681,840,110

Total U.S. Government & Agency Obligations — 59.9% (Cost: $14,709,825,572)		12,753,691,587

	Shares

Common Stocks

Health Care Technology — 0.0%
Quincy Health LLC(k)(l)	489	—

Total Common Stocks — 0.0% (Cost $49,536)		—

Total Long-Term Investments — 99.3% (Cost: $24,529,832,823)		21,155,089,589

Security	Shares	Value

Short-Term Securities

Money Market Funds — 3.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(p)(q)	631,069,197	$631,321,625
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(p)(q)(r)	207,144,792	207,144,792

Total Short-Term Securities — 3.9% (Cost: $838,184,862)		838,466,417

Total Investments Before TBA Sales Commitments — 103.2% (Cost: $25,368,017,685)		21,993,556,006

	Par (000)

TBA Sales Commitments(n)

Mortgage-Backed Securities — (0.6)%
Government National Mortgage Association
1.50%, 11/20/53	(8,600)	(6,384,159)
3.00%, 11/20/53	(9,000)	(7,416,652)
3.50%, 11/20/53	(7,750)	(6,604,857)
4.50%, 11/20/53	(1,150)	(1,039,025)
5.50%, 11/20/53	(14,253)	(13,629,431)
Uniform Mortgage-Backed Securities
2.50%, 11/15/38	(11,725)	(10,214,948)
3.00%, 11/15/38	(8,300)	(7,420,070)
3.50%, 11/15/38	(2,000)	(1,825,781)
5.50%, 11/13/53	(15,965)	(15,141,805)
2.00%, 11/13/53	(14,860)	(10,910,247)
2.50%, 11/13/53	(19,594)	(15,029,210)
3.00%, 11/13/53	(11,000)	(8,800,109)
3.50%, 11/13/53	(8,025)	(6,681,858)
4.00%, 11/13/53	(10,175)	(8,788,656)
4.50%, 11/13/53	(4,275)	(3,817,040)

Total TBA Sales Commitments — (0.6)% (Proceeds: $(122,852,131))		(123,703,848)

Total Investments, Net of TBA Sales Commitments — 102.6% (Cost: $25,245,165,554)		21,869,852,158

Liabilities in Excess of Other Assets — (2.6)%		(567,969,161)

Net Assets — 100.0%		$21,301,882,997

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Rounds to less than 1,000.
(f)	Perpetual security with no stated maturity date.
(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Zero-coupon bond.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Non-income producing security.
(l)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

S C H E D U L E O F I N V E S T M E N T S	171

Schedule of Investments (continued) October 31, 2023	iShares® Core Total USD Bond Market ETF

(m)	U.S. dollar denominated security issued by foreign domiciled entity.
(n)	Represents or includes a TBA transaction.
(o)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(p)	Affiliate of the Fund.
(q)	Annualized 7-day yield as of period end.
(r)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,112,744,206	$—	$(481,938,735	)(a)	$135,609	$380,545	$631,321,625	631,069,197	$50,269,983		$—
BlackRock Cash Funds: Treasury, SL Agency Shares	227,937,785	—	(20,792,993	)(a)	—	—	207,144,792	207,144,792	2,814,209	(b)	—

					$135,609	$380,545	$838,466,417		$53,084,192		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$98,008,244	$—	$98,008,244
Collaterized Mortgage Obligations	—	189,414,274	—	189,414,274
Corporate Bonds & Notes	—	7,013,621,571	—	7,013,621,571
Fixed Rate Loan Interests	—	166,386	—	166,386
Foreign Government Obligations	—	998,313,115	—	998,313,115
Municipal Debt Obligations	—	101,874,412	—	101,874,412
U.S. Government & Agency Obligations	—	12,753,691,587	—	12,753,691,587
Common Stocks	—	—	—	—
Short-Term Securities
Money Market Funds	838,466,417	—	—	838,466,417
Liabilities
Investments
TBA Sales Commitments	—	(123,703,848)	—	(123,703,848)

	$838,466,417	$21,031,385,741	$—	$21,869,852,158

See notes to financial statements.

172	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® U.S. Fixed Income Balanced Risk Factor ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 2.3%
Boeing Co. (The)
2.20%, 02/04/26 (Call 11/13/23)	$185	$170,012
3.20%, 03/01/29 (Call 12/01/28)	100	86,334
5.15%, 05/01/30 (Call 02/01/30)	40	37,478
General Dynamics Corp.
3.50%, 04/01/27 (Call 02/01/27)	200	187,542
3.63%, 04/01/30 (Call 01/01/30)	100	88,922
Howmet Aerospace Inc., 6.75%, 01/15/28	4	4,010
Lockheed Martin Corp.
1.85%, 06/15/30 (Call 03/15/30)	100	78,571
3.90%, 06/15/32 (Call 03/15/32)	115	100,693
5.10%, 11/15/27 (Call 10/15/27)	100	98,819
5.25%, 01/15/33 (Call 10/15/32)	290	279,231
Rolls-Royce PLC, 5.75%, 10/15/27 (Call 07/15/27)(a)	15	14,218
TransDigm Inc.
5.50%, 11/15/27 (Call 12/01/23)	49	45,657
6.75%, 08/15/28 (Call 02/15/25)(a)	114	110,793
6.88%, 12/15/30 (Call 08/18/26)(a)	27	26,119

		1,328,399

Agriculture — 1.8%
Altria Group Inc.
2.45%, 02/04/32 (Call 11/04/31)	320	233,473
4.40%, 02/14/26 (Call 12/14/25)	55	53,163
BAT Capital Corp.
6.34%, 08/02/30 (Call 06/02/30)	90	87,254
6.42%, 08/02/33 (Call 05/02/33)	30	28,272
BAT International Finance PLC, 5.93%, 02/02/29 (Call 01/02/29)	60	58,345
Philip Morris International Inc.
1.75%, 11/01/30 (Call 08/01/30)(b)	340	254,402
5.13%, 11/15/24	130	129,057
5.38%, 02/15/33 (Call 11/15/32)	40	36,951
5.75%, 11/17/32 (Call 08/17/32)	150	143,247
Vector Group Ltd., 5.75%, 02/01/29 (Call 02/01/24)(a)	15	12,717

		1,036,881

Airlines — 0.6%
American Airlines Inc., 11.75%, 07/15/25(a)	60	63,604
American Airlines Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/29(a)	96	86,522
United Airlines Inc.
4.38%, 04/15/26 (Call 10/15/25)(a)(b)	71	66,037
4.63%, 04/15/29 (Call 10/15/28)(a)	104	87,926
VistaJet Malta Finance PLC/Vista Management Holding Inc., 9.50%, 06/01/28 (Call 06/01/25)(a)	19	14,549

		318,638

Apparel — 0.2%
Tapestry Inc., 3.05%, 03/15/32 (Call 12/15/31)(b)	130	92,933

Auto Manufacturers — 1.9%
Allison Transmission Inc., 5.88%, 06/01/29 (Call 06/01/24)(a)(b)	67	62,138
American Honda Finance Corp., 1.20%, 07/08/25	250	232,305
General Motors Financial Co. Inc.
2.40%, 04/10/28 (Call 02/10/28)	150	126,428
2.40%, 10/15/28 (Call 08/15/28)	100	82,460
3.80%, 04/07/25	95	91,707
Jaguar Land Rover Automotive PLC, 5.88%, 01/15/28 (Call 01/15/24)(a)	20	17,953
Toyota Motor Credit Corp.
1.90%, 01/13/27	330	294,431

Security	Par (000)	Value

Auto Manufacturers (continued)
3.65%, 08/18/25	$170	$164,590
3.95%, 06/30/25	10	9,750

		1,081,762

Auto Parts & Equipment — 0.2%
Clarios Global LP/Clarios U.S. Finance Co.
6.75%, 05/15/28 (Call 05/15/25)(a)	30	29,179
8.50%, 05/15/27 (Call 12/04/23)(a)	12	11,823
Lear Corp., 3.80%, 09/15/27 (Call 06/15/27)	33	30,198
Tenneco Inc., 8.00%, 11/17/28 (Call 11/17/24)(a)	18	14,445
ZF North America Capital Inc., 7.13%, 04/14/30 (Call 02/14/30)(a)	20	19,426

		105,071

Banks — 22.3%
Banco Santander SA
1.72%, 09/14/27 (Call 09/14/26), (1-year CMT + 0.900%)(c)	200	173,478
1.85%, 03/25/26	210	187,718
6.92%, 08/08/33	200	185,940
Bank of America Corp.
1.32%, 06/19/26 (Call 06/19/25), (1-day SOFR + 1.150%)(c)	200	183,856
1.73%, 07/22/27 (Call 07/22/26), (1-day SOFR + 0.960%)(c)	450	396,992
2.09%, 06/14/29 (Call 06/14/28), (1-day SOFR + 1.060%)(c)	100	82,469
2.50%, 02/13/31 (Call 02/13/30), (3-mo. SOFR + 1.252%)(c)	125	98,581
3.56%, 04/23/27 (Call 04/23/26), (3-mo. SOFR + 1.322%)(c)	150	140,063
4.25%, 10/22/26	220	207,755
4.57%, 04/27/33 (Call 04/27/32), (1-day SOFR + 1.830%)(c)	50	43,129
4.95%, 07/22/28 (Call 07/22/27), (1-day SOFR + 2.040%)(c)	45	42,771
6.20%, 11/10/28 (Call 11/10/27), (1-day SOFR + 1.990%)(c)	75	74,522
Series N, 2.65%, 03/11/32 (Call 03/11/31), (1-day SOFR + 1.220%)(c)	100	76,642
Bank of Montreal
1.25%, 09/15/26	60	52,562
3.70%, 06/07/25	120	115,677
Series H, 4.70%, 09/14/27 (Call 08/14/27)	100	95,154
Bank of New York Mellon Corp. (The)
2.05%, 01/26/27 (Call 12/26/26)	200	177,303
4.54%, 02/01/29 (Call 02/01/28), (1-day SOFR + 1.168%)(c)	40	37,525
4.60%, 07/26/30 (Call 07/26/29), (1-day SOFR + 1.755%)(c)	50	46,101
Bank of Nova Scotia (The), 1.05%, 03/02/26	295	262,974
Barclays PLC
2.28%, 11/24/27 (Call 11/24/26), (1-year CMT + 1.050%)(c)	200	175,039
3.65%, 03/16/25	200	192,398
Canadian Imperial Bank of Commerce, 5.61%, 07/17/26	100	99,026
Citigroup Inc.
1.28%, 11/03/25 (Call 11/03/24), (1-day SOFR + 0.528%)(c)	400	378,522
1.46%, 06/09/27 (Call 06/09/26), (1-day SOFR + 0.770%)(c)	150	132,001

S C H E D U L E O F I N V E S T M E N T S	173

Schedule of Investments (continued) October 31, 2023	iShares® U.S. Fixed Income Balanced Risk Factor ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.56%, 05/01/32 (Call 05/01/31), (1-day SOFR + 1.167%)(c)	$120	$91,102
3.79%, 03/17/33 (Call 03/17/32), (1-day SOFR + 1.939%)(c)	30	24,373
3.98%, 03/20/30 (Call 03/20/29), (3-mo. SOFR + 1.600%)(c)	50	44,198
4.60%, 03/09/26	100	95,842
6.17%, 05/25/34 (Call 05/25/33), (1-day SOFR + 2.661%)(c)	50	46,631
6.27%, 11/17/33 (Call 11/17/32), (1-day SOFR + 2.338%)(b)(c)	50	48,564
Cooperatieve Rabobank UA/NY, 3.38%, 05/21/25	250	240,763
Fifth Third Bancorp., 1.71%, 11/01/27 (Call 11/01/26), (1-day SOFR + 0.685%)(c)	55	46,878
Freedom Mortgage Corp.
7.63%, 05/01/26 (Call 12/01/23)(a)	15	13,805
12.00%, 10/01/28 (Call 10/01/25)(a)	10	10,035
12.25%, 10/01/30 (Call 10/01/26)(a)	15	15,010
Goldman Sachs Group Inc. (The)
1.43%, 03/09/27 (Call 03/09/26), (1-day SOFR + 0.798%)(c)	50	44,387
1.95%, 10/21/27 (Call 10/21/26), (1-day SOFR + 0.913%)(c)	300	263,083
2.38%, 07/21/32 (Call 07/21/31), (1-day SOFR + 1.248%)(c)	85	63,145
2.62%, 04/22/32 (Call 04/22/31), (1-day SOFR + 1.281%)(c)	45	34,284
3.10%, 02/24/33 (Call 02/24/32), (1-day SOFR + 1.410%)(c)	70	54,389
3.62%, 03/15/28 (Call 03/15/27), (1-day SOFR + 1.846%)(c)	100	91,520
3.75%, 02/25/26 (Call 11/25/25)	194	184,054
3.85%, 01/26/27 (Call 01/26/26)	120	111,765
HSBC Holdings PLC
3.00%, 03/10/26 (Call 03/10/25), (1-day SOFR + 1.430%)(c)	200	190,686
4.76%, 03/29/33 (Call 03/29/32), (1-day SOFR + 2.530%)(c)	200	165,387
5.21%, 08/11/28 (Call 08/11/27), (1-day SOFR + 2.610%)(c)	400	381,234
6.25%, 03/09/34 (Call 03/09/33), (1-day SOFR + 2.390%)(c)	200	189,766
Huntington Bancshares Inc., 6.21%, 08/21/29 (Call 08/21/28), (1-day SOFR + 2.020%)(c)	60	57,670
ING Groep NV, 3.87%, 03/28/26 (Call 03/28/25), (1-day SOFR + 1.640%)(c)	200	192,756
Intesa Sanpaolo SpA
4.20%, 06/01/32 (Call 06/01/31), (1-year CMT + 2.600%)(a)(c)	100	71,283
4.95%, 06/01/42 (Call 06/01/41), (1-year CMT + 2.750%)(a)(c)	20	11,813
JPMorgan Chase & Co.
1.05%, 11/19/26 (Call 11/19/25), (1-day SOFR + 0.800%)(c)	315	283,376
1.56%, 12/10/25 (Call 12/10/24), (1-day SOFR + 0.605%)(c)	120	113,593
2.01%, 03/13/26 (Call 03/13/25), (3-mo. SOFR + 1.585%)(c)	96	90,565
2.08%, 04/22/26 (Call 04/22/25), (1-day SOFR + 1.850%)(c)	49	46,046

Security	Par (000)	Value

Banks (continued)
2.60%, 02/24/26 (Call 02/24/25), (1-day SOFR + 0.915%)(c)	$78	$74,330
2.95%, 10/01/26 (Call 07/01/26)	151	139,706
4.08%, 04/26/26 (Call 04/26/25), (1-day SOFR + 1.320%)(c)	300	290,754
4.59%, 04/26/33 (Call 04/26/32), (1-day SOFR + 1.800%)(c)	90	79,109
4.85%, 07/25/28 (Call 07/25/27), (1-day SOFR + 1.990%)(c)	225	214,950
4.91%, 07/25/33 (Call 07/25/32), (1-day SOFR + 2.080%)(c)	90	80,898
5.35%, 06/01/34 (Call 06/01/33), (1-day SOFR + 1.845%)(c)	100	92,186
Lloyds Banking Group PLC, 4.72%, 08/11/26 (Call 08/11/25), (1-year CMT + 1.750%)(c)	200	193,836
Mitsubishi UFJ Financial Group Inc.
1.54%, 07/20/27 (Call 07/20/26), (1-year CMT + 0.750%)(c)	200	176,493
1.64%, 10/13/27 (Call 10/13/26), (1-year CMT + 0.670%)(c)	360	315,825
Morgan Stanley
1.59%, 05/04/27 (Call 05/04/26), (1-day SOFR + 0.879%)(c)	170	150,978
2.19%, 04/28/26 (Call 04/28/25), (1-day SOFR + 1.990%)(c)	110	103,457
2.24%, 07/21/32 (Call 07/21/31), (1-day SOFR + 1.178%)(c)	105	77,473
2.94%, 01/21/33 (Call 01/21/32), (1-day SOFR + 1.290%)(c)	230	176,456
3.13%, 07/27/26	85	78,651
3.62%, 04/01/31 (Call 04/01/30), (1-day SOFR + 3.120%)(c)	70	59,292
3.88%, 01/27/26	100	95,352
4.68%, 07/17/26 (Call 07/17/25), (1-day SOFR + 1.669%)(c)	110	106,866
5.25%, 04/21/34 (Call 04/21/33), (1-day SOFR + 1.870%)(c)	145	130,637
5.95%, 01/19/38 (Call 01/19/33), (5-year CMT + 2.430%)(c)	80	72,791
PNC Financial Services Group Inc. (The)
3.45%, 04/23/29 (Call 01/23/29)	100	86,370
5.81%, 06/12/26 (Call 06/12/25), (1-day SOFR + 1.322%)(c)	65	64,139
Royal Bank of Canada
1.20%, 04/27/26	75	66,883
2.05%, 01/21/27	100	88,527
5.20%, 08/01/28	120	115,653
Santander Holdings USA Inc.
3.45%, 06/02/25 (Call 05/02/25)	85	80,361
6.50%, 03/09/29 (Call 03/09/28), (1-day SOFR + 2.356%)(c)	20	19,343
Santander UK Group Holdings PLC, 1.53%, 08/21/26 (Call 08/21/25), (1-year CMT + 1.250%)(c)	200	181,035
Sumitomo Mitsui Financial Group Inc.
1.47%, 07/08/25	300	277,797
5.77%, 01/13/33	200	189,801
Toronto-Dominion Bank (The)
1.25%, 09/10/26	300	263,873
4.69%, 09/15/27	20	19,043
Truist Financial Corp., 1.27%, 03/02/27 (Call 03/02/26), (1-day SOFR + 0.609%)(c)	192	168,023

174	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® U.S. Fixed Income Balanced Risk Factor ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
U.S. Bancorp.
4.55%, 07/22/28 (Call 07/22/27), (1-day SOFR + 1.660%)(b)(c)	$75	$69,591
5.78%, 06/12/29 (Call 06/12/28), (1-day SOFR + 2.020%)(c)	75	72,129
Series X, 3.15%, 04/27/27 (Call 03/27/27)	100	90,217
UniCredit SpA, 7.30%, 04/02/34 (Call 04/02/29), (5-year USD ICE Swap + 4.914%)(a)(c)	150	139,327
Wells Fargo & Co.
3.53%, 03/24/28 (Call 03/24/27), (1-day SOFR + 1.510%)(c)	205	186,970
3.91%, 04/25/26 (Call 04/25/25), (1-day SOFR + 1.320%)(c)	295	284,455
4.48%, 04/04/31 (Call 04/04/30), (3-mo. SOFR + 4.032%)(c)	85	75,505
4.54%, 08/15/26 (Call 08/15/25), (1-day SOFR + 1.560%)(c)	150	145,371
4.81%, 07/25/28 (Call 07/25/27), (1-day SOFR + 1.980%)(c)	170	160,805
5.56%, 07/25/34 (Call 07/25/33), (1-day SOFR + 1.990%)(c)	40	36,638
Westpac Banking Corp., 3.74%, 08/26/25	195	188,737

		12,756,834

Beverages — 1.2%
Coca-Cola Co. (The), 1.00%, 03/15/28	150	125,891
Coca-Cola Femsa SAB de CV, 2.75%, 01/22/30 (Call 10/22/29)	200	167,794
Constellation Brands Inc.
2.88%, 05/01/30 (Call 02/01/30)	50	41,137
3.70%, 12/06/26 (Call 09/06/26)	5	4,691
4.35%, 05/09/27 (Call 04/09/27)	50	47,665
Diageo Capital PLC, 5.30%, 10/24/27 (Call 09/24/27)	200	198,321
PepsiCo Inc., 4.45%, 02/15/33 (Call 11/15/32)(b)	100	93,460

		678,959

Biotechnology — 1.1%
Amgen Inc.
4.05%, 08/18/29 (Call 06/18/29)	25	22,856
5.15%, 03/02/28 (Call 02/02/28)	200	195,185
5.25%, 03/02/30 (Call 01/02/30)	60	57,611
Biogen Inc.
2.25%, 05/01/30 (Call 02/01/30)	65	51,022
4.05%, 09/15/25 (Call 06/15/25)	150	144,758
Regeneron Pharmaceuticals Inc., 1.75%, 09/15/30 (Call 06/15/30)	220	165,666

		637,098

Building Materials — 0.5%
AmeriTex HoldCo Intermediate LLC, 10.25%, 10/15/28 (Call 10/15/25)(b)	10	9,467
Builders FirstSource Inc.
4.25%, 02/01/32 (Call 08/01/26)(a)(b)	14	11,144
6.38%, 06/15/32 (Call 06/15/27)(a)	69	63,240
Eagle Materials Inc., 2.50%, 07/01/31 (Call 04/01/31)	93	70,813
Emerald Debt Merger Sub LLC, 6.63%, 12/15/30 (Call 06/15/26)(a)	24	22,850
Standard Industries Inc./NJ, 4.75%, 01/15/28 (Call 12/01/23)(a)(b)	104	93,199

		270,713

Chemicals — 0.6%
Celanese U.S. Holdings LLC, 6.35%, 11/15/28 (Call 10/15/28)	70	68,343

Security	Par (000)	Value

Chemicals (continued)
Chemours Co. (The)
5.38%, 05/15/27 (Call 02/15/27)(b)	$25	$22,651
5.75%, 11/15/28 (Call 11/15/23)(a)(b)	23	19,454
CVR Partners LP/CVR Nitrogen Finance Corp., 6.13%, 06/15/28 (Call 06/15/24)(a)	38	33,619
EverArc Escrow Sarl, 5.00%, 10/30/29 (Call 10/30/24)(a)(b)	6	4,560
LYB International Finance II BV, 3.50%, 03/02/27 (Call 12/02/26)	40	36,964
Methanex Corp., 5.65%, 12/01/44 (Call 06/01/44)	9	6,614
PPG Industries Inc., 1.20%, 03/15/26 (Call 02/15/26)	100	89,728
Rain Carbon Inc., 12.25%, 09/01/29 (Call 03/01/26)(a)	16	16,281
Tronox Inc., 4.63%, 03/15/29 (Call 03/15/24)(a)	15	11,777
WR Grace Holdings LLC, 7.38%, 03/01/31 (Call 03/01/26)(a)	12	11,124

		321,115

Commercial Services — 1.9%
ADT Security Corp. (The)
4.13%, 08/01/29 (Call 08/01/28)(a)(b)	25	21,452
4.88%, 07/15/32(a)	10	8,362
Adtalem Global Education Inc., 5.50%, 03/01/28 (Call 03/01/24)(a)	15	13,744
Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 07/15/27 (Call 12/01/23)(a)(b)	47	40,932
APX Group Inc., 5.75%, 07/15/29 (Call 07/15/24)(a)	5	4,176
Automatic Data Processing Inc., 1.70%, 05/15/28 (Call 03/15/28)	40	34,347
Cintas Corp. No. 2
3.45%, 05/01/25 (Call 04/01/25)	10	9,679
3.70%, 04/01/27 (Call 01/01/27)	14	13,187
Gartner Inc., 4.50%, 07/01/28 (Call 12/01/23)(a)	17	15,302
Metis Merger Sub LLC, 6.50%, 05/15/29 (Call 05/15/24)(a)	11	8,978
MPH Acquisition Holdings LLC, 5.50%, 09/01/28 (Call 09/01/24)(a)	44	36,753
Neptune Bidco U.S. Inc., 9.29%, 04/15/29 (Call 10/15/25)(a)	63	55,649
Picasso Finance Sub Inc., 6.13%, 06/15/25 (Call 11/16/23)(a)	16	15,760
Prime Security Services Borrower LLC/Prime Finance Inc.
5.75%, 04/15/26(a)	16	15,529
6.25%, 01/15/28 (Call 12/01/23)(a)(b)	39	36,201
Quanta Services Inc.
0.95%, 10/01/24 (Call 12/01/23)	80	76,227
2.35%, 01/15/32 (Call 10/15/31)	35	25,179
2.90%, 10/01/30 (Call 07/01/30)	145	114,100
S&P Global Inc.
2.90%, 03/01/32 (Call 12/01/31)	180	144,397
2.95%, 01/22/27 (Call 10/22/26)	105	96,787
Sabre GLBL Inc., 11.25%, 12/15/27 (Call 06/15/25)(a)(b)	32	28,477
Service Corp. International/U.S., 4.00%, 05/15/31 (Call 05/15/26)	42	34,016
TriNet Group Inc., 7.13%, 08/15/31 (Call 08/15/26)(a)(b)	10	9,690
Verisk Analytics Inc., 4.00%, 06/15/25 (Call 03/15/25)	208	201,438
VT Topco Inc., 8.50%, 08/15/30 (Call 08/15/26)(a)	10	9,749
Williams Scotsman Inc., 7.38%, 10/01/31 (Call 10/01/26)(a)	10	9,863

		1,079,974

S C H E D U L E O F I N V E S T M E N T S	175

Schedule of Investments (continued) October 31, 2023	iShares® U.S. Fixed Income Balanced Risk Factor ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers — 2.4%
Amdocs Ltd., 2.54%, 06/15/30 (Call 03/15/30)	$140	$110,002
Apple Inc.
1.40%, 08/05/28 (Call 06/05/28)	250	210,511
3.35%, 08/08/32 (Call 05/08/32)	150	128,760
ASGN Inc., 4.63%, 05/15/28 (Call 12/01/23)(a)	13	11,544
Dell International LLC/EMC Corp., 5.25%, 02/01/28 (Call 01/01/28)	100	97,699
Fortinet Inc., 2.20%, 03/15/31 (Call 12/15/30)	15	11,434
International Business Machines Corp.
1.70%, 05/15/27 (Call 03/15/27)	150	130,890
4.00%, 07/27/25	195	189,891
4.15%, 07/27/27 (Call 06/27/27)	270	255,916
4.40%, 07/27/32 (Call 04/27/32)	100	89,642
NCR Atleos Escrow Corp., 9.50%, 04/01/29 (Call 10/01/26)(a)	15	14,700
Seagate HDD Cayman
8.25%, 12/15/29 (Call 07/15/26)(a)	15	15,270
8.50%, 07/15/31 (Call 07/15/26)(a)	17	17,313
9.63%, 12/01/32 (Call 12/01/27)(a)	75	80,169

		1,363,741

Cosmetics & Personal Care — 0.4%
Colgate-Palmolive Co., 3.25%, 08/15/32 (Call 05/15/32)	90	75,816
Unilever Capital Corp., 2.90%, 05/05/27 (Call 02/05/27)	150	137,855

		213,671

Diversified Financial Services — 4.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.00%, 10/29/28 (Call 08/29/28)	150	126,528
Air Lease Corp., 3.38%, 07/01/25 (Call 06/01/25)	105	99,652
Ally Financial Inc., 6.70%, 02/14/33 (Call 11/16/32)(b)	45	37,856
American Express Co.
2.25%, 03/04/25 (Call 02/01/25)	150	142,686
3.95%, 08/01/25 (Call 07/01/25)	70	67,632
4.05%, 05/03/29 (Call 03/03/29)	38	34,758
5.04%, 05/01/34 (Call 05/01/33), (1-day SOFR + 1.835%)(b)(c)	155	139,092
Ameriprise Financial Inc., 5.15%, 05/15/33 (Call 02/15/33)	100	92,402
Brookfield Capital Finance LLC, 6.09%, 06/14/33 (Call 03/14/33)	30	28,268
Burford Capital Global Finance LLC
6.25%, 04/15/28 (Call 04/15/24)(a)	10	9,118
6.88%, 04/15/30 (Call 04/15/25)(a)	15	13,544
9.25%, 07/01/31 (Call 07/01/26)(a)	10	9,891
Capital One Financial Corp.
2.64%, 03/03/26 (Call 03/03/25), (1-day SOFR + 1.290%)(c)	100	93,780
3.27%, 03/01/30 (Call 03/01/29), (1-day SOFR + 1.790%)(c)	50	40,932
6.31%, 06/08/29 (Call 06/08/28), (1-day SOFR + 2.640%)(c)	65	62,202
Charles Schwab Corp. (The)
1.15%, 05/13/26 (Call 04/13/26)	50	43,918
2.45%, 03/03/27 (Call 02/03/27)	100	88,155
5.88%, 08/24/26 (Call 07/24/26)	35	34,721
CME Group Inc., 3.75%, 06/15/28 (Call 03/15/28)	40	37,377
Coinbase Global Inc.
3.38%, 10/01/28 (Call 10/01/24)(a)	41	30,143
3.63%, 10/01/31 (Call 10/01/26)(a)	11	7,481
Discover Financial Services, 4.10%, 02/09/27 (Call 11/09/26)	75	67,292

Security	Par (000)	Value

Diversified Financial Services (continued)
Forward Air Corp., 9.50%, 10/15/31 (Call 10/15/26)(a)	$30	$29,245
Intercontinental Exchange Inc.
1.85%, 09/15/32 (Call 06/15/32)	35	24,897
3.75%, 12/01/25 (Call 09/01/25)	100	96,075
Jefferies Financial Group Inc., 5.88%, 07/21/28 (Call 06/21/28)	45	43,374
Macquarie Airfinance Holdings Ltd., 8.13%, 03/30/29 (Call 09/30/25)(a)(b)	10	9,854
Mastercard Inc.
2.95%, 11/21/26 (Call 08/21/26)	35	32,650
3.30%, 03/26/27 (Call 01/26/27)	100	93,363
4.88%, 03/09/28 (Call 02/09/28)	55	54,093
Nationstar Mortgage Holdings Inc., 5.13%, 12/15/30 (Call 12/15/25)(a)(b)	18	14,629
Navient Corp., 6.75%, 06/15/26	4	3,798
NFP Corp., 6.88%, 08/15/28 (Call 12/01/23)(a)	70	59,818
Nomura Holdings Inc., 1.85%, 07/16/25	200	185,317
OneMain Finance Corp.
7.13%, 03/15/26	74	71,914
9.00%, 01/15/29 (Call 07/15/25)(b)	19	18,532
PennyMac Financial Services Inc.
4.25%, 02/15/29 (Call 02/15/24)(a)	10	8,166
5.38%, 10/15/25 (Call 12/01/23)(a)	30	28,558
5.75%, 09/15/31 (Call 09/15/26)(a)	35	28,686
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., 3.88%, 03/01/31 (Call 03/01/26)(a)	10	7,730
StoneX Group Inc., 8.63%, 06/15/25 (Call 12/01/23)(a)	37	37,189
United Wholesale Mortgage LLC
5.50%, 11/15/25 (Call 12/01/23)(a)	25	23,826
5.50%, 04/15/29 (Call 04/15/24)(a)	43	35,973
Visa Inc., 2.75%, 09/15/27 (Call 06/15/27)	100	90,846

		2,305,961

Electric — 5.0%
AES Corp. (The)
1.38%, 01/15/26 (Call 12/15/25)	50	44,412
2.45%, 01/15/31 (Call 10/15/30)(b)	25	18,789
Alabama Power Co., Series 20-A, 1.45%, 09/15/30 (Call 06/15/30)	50	37,414
American Electric Power Co. Inc., 2.03%, 03/15/24	50	49,090
Appalachian Power Co., 4.50%, 08/01/32 (Call 05/01/32)	10	8,742
Arizona Public Service Co.
2.20%, 12/15/31 (Call 09/15/31)	15	11,091
5.55%, 08/01/33 (Call 05/01/33)	10	9,394
Berkshire Hathaway Energy Co.
1.65%, 05/15/31 (Call 02/15/31)	25	18,240
3.70%, 07/15/30 (Call 04/15/30)	50	43,536
Black Hills Corp., 3.95%, 01/15/26 (Call 07/15/25)	50	47,661
Calpine Corp.
4.50%, 02/15/28 (Call 12/01/23)(a)	20	18,039
5.00%, 02/01/31 (Call 02/01/26)(a)	75	60,546
CenterPoint Energy Inc.
2.65%, 06/01/31 (Call 03/01/31)	20	15,598
5.25%, 08/10/26	12	11,820
Connecticut Light & Power Co. (The), 4.90%, 07/01/33 (Call 04/01/33)	20	18,415
Consolidated Edison Co. of New York Inc., 2.40%, 06/15/31 (Call 03/15/31)(b)	25	19,655
Constellation Energy Generation LLC, 5.80%, 03/01/33 (Call 12/01/32)	5	4,742

176	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® U.S. Fixed Income Balanced Risk Factor ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Consumers Energy Co., 3.60%, 08/15/32 (Call 02/15/32)	$30	$25,231
Dominion Energy Inc.
Series C, 2.25%, 08/15/31 (Call 05/15/31)	35	26,140
Series D, 2.85%, 08/15/26 (Call 05/15/26)	50	45,978
DTE Electric Co., Series A, 1.90%, 04/01/28 (Call 02/01/28)	80	68,586
Duke Energy Carolinas LLC
2.95%, 12/01/26 (Call 09/01/26)	100	92,910
4.95%, 01/15/33 (Call 10/15/32)	20	18,467
Duke Energy Corp.
4.50%, 08/15/32 (Call 05/15/32)	10	8,740
5.75%, 09/15/33 (Call 06/15/33)(b)	15	14,244
Duke Energy Florida LLC, 2.40%, 12/15/31 (Call 09/15/31)	40	30,797
Duke Energy Progress LLC, 3.40%, 04/01/32 (Call 01/01/32)	60	49,711
Entergy Corp., 2.40%, 06/15/31 (Call 03/05/31)	40	30,396
Entergy Mississippi LLC, 5.00%, 09/01/33 (Call 06/01/33)	10	9,148
Eversource Energy, 2.90%, 03/01/27 (Call 02/01/27)	70	63,488
Exelon Corp.
3.35%, 03/15/32 (Call 12/15/31)	20	16,189
3.40%, 04/15/26 (Call 01/15/26)	70	66,353
Florida Power & Light Co., 2.45%, 02/03/32 (Call 11/03/31)	110	85,772
Georgia Power Co., 4.70%, 05/15/32 (Call 02/15/32)	10	9,062
National Rural Utilities Cooperative Finance Corp.
1.00%, 06/15/26 (Call 05/15/26)	25	22,203
3.70%, 03/15/29 (Call 12/15/28)	40	35,867
4.15%, 12/15/32 (Call 09/15/32)	15	12,927
5.60%, 11/13/26 (Call 10/13/26)	35	34,982
NextEra Energy Capital Holdings Inc.
1.88%, 01/15/27 (Call 12/15/26)	150	131,835
3.55%, 05/01/27 (Call 02/01/27)	84	77,280
NRG Energy Inc.
3.88%, 02/15/32 (Call 02/15/27)(a)	20	14,938
5.25%, 06/15/29 (Call 06/15/24)(a)	96	84,888
Oncor Electric Delivery Co. LLC, 4.15%, 06/01/32 (Call 03/01/32)(b)	50	44,117
Pacific Gas and Electric Co.
2.50%, 02/01/31 (Call 11/01/30)	45	33,363
3.00%, 06/15/28 (Call 04/15/28)	55	46,569
3.15%, 01/01/26	20	18,503
3.25%, 06/01/31 (Call 03/01/31)	20	15,510
4.55%, 07/01/30 (Call 01/01/30)	40	34,619
PECO Energy Co., 4.90%, 06/15/33 (Call 03/15/33)	10	9,268
PG&E Corp., 5.25%, 07/01/30 (Call 07/01/25)	141	123,477
PPL Capital Funding Inc., 4.13%, 04/15/30 (Call 01/15/30)(b)	30	26,538
Public Service Co. of New Hampshire, Series V, 2.20%, 06/15/31 (Call 03/15/31)	20	15,481
Public Service Co. of Oklahoma, Series J, 2.20%, 08/15/31 (Call 05/15/31)	60	45,235
Public Service Electric & Gas Co.
3.10%, 03/15/32 (Call 12/15/31)	20	16,386
4.65%, 03/15/33 (Call 12/15/32)	10	9,118
Public Service Enterprise Group Inc., 1.60%, 08/15/30 (Call 05/15/30)	20	15,027
Puget Energy Inc., 2.38%, 06/15/28 (Call 04/15/28)	10	8,460
San Diego Gas & Electric Co.
2.50%, 05/15/26 (Call 02/15/26)	50	46,267
Series XXX, 3.00%, 03/15/32 (Call 12/15/31)	20	16,113

Security	Par (000)	Value

Electric (continued)
Sempra Energy, 3.40%, 02/01/28 (Call 11/01/27)	$50	$45,046
Southern California Edison Co.
2.75%, 02/01/32 (Call 11/01/31)	30	23,356
2.85%, 08/01/29 (Call 05/01/29)	25	21,218
Southern Co. (The)
5.11%, 08/01/27	50	48,230
5.20%, 06/15/33 (Call 12/15/32)	10	9,191
5.70%, 10/15/32 (Call 04/15/32)	30	28,743
Southern Power Co., 4.15%, 12/01/25 (Call 09/01/25)	75	72,415
Southwestern Electric Power Co.
5.30%, 04/01/33 (Call 01/01/33)	10	9,203
Series N, 1.65%, 03/15/26 (Call 02/15/26)	90	81,473
Talen Energy Supply LLC, 8.63%, 06/01/30 (Call 06/01/26)(a)	10	10,172
Union Electric Co.
2.15%, 03/15/32 (Call 12/15/31)	40	29,946
2.95%, 06/15/27 (Call 03/15/27)	40	36,508
Virginia Electric & Power Co., Series B, 3.75%, 05/15/27 (Call 04/15/27)	130	121,868
Vistra Operations Co. LLC
5.00%, 07/31/27 (Call 11/13/23)(a)	60	55,047
5.63%, 02/15/27 (Call 11/13/23)(a)(b)	48	45,173
7.75%, 10/15/31 (Call 10/15/26)(a)	20	19,309
WEC Energy Group Inc., 5.60%, 09/12/26 (Call 08/12/26)	25	24,845
Wisconsin Electric Power Co., 4.75%, 09/30/32 (Call 06/30/32)	40	36,814
Xcel Energy Inc.
1.75%, 03/15/27 (Call 02/15/27)	80	69,761
4.60%, 06/01/32 (Call 12/01/31)	10	8,842

		2,834,527

Electrical Components & Equipment — 0.1%
Emerson Electric Co., 2.20%, 12/21/31 (Call 09/21/31)	90	69,900

Electronics — 0.9%
Amphenol Corp., 2.05%, 03/01/25 (Call 02/01/25)	40	38,120
Avnet Inc., 4.63%, 04/15/26 (Call 01/15/26)	100	95,944
Flex Ltd., 4.88%, 06/15/29 (Call 03/15/29)	50	45,793
Honeywell International Inc., 4.50%, 01/15/34 (Call 10/15/33)	110	98,831
Imola Merger Corp., 4.75%, 05/15/29 (Call 05/15/24)(a)	42	36,676
Jabil Inc.
1.70%, 04/15/26 (Call 03/15/26)	75	67,493
5.45%, 02/01/29 (Call 01/01/29)	30	28,849
Keysight Technologies Inc., 4.60%, 04/06/27 (Call 01/06/27)	65	61,973
Vontier Corp., 2.95%, 04/01/31 (Call 01/01/31)	40	30,034

		503,713

Engineering & Construction — 0.1%
AECOM, 5.13%, 03/15/27 (Call 12/15/26)	30	28,288
Brand Industrial Services Inc., 10.38%, 08/01/30 (Call 08/01/26)(a)	10	9,936
Dycom Industries Inc., 4.50%, 04/15/29 (Call 04/15/24)(a)(b)	10	8,634
TopBuild Corp., 4.13%, 02/15/32 (Call 10/15/26)(a)	12	9,516
Tutor Perini Corp., 6.88%, 05/01/25 (Call 11/16/23)(a)(b)	11	9,462

		65,836

S C H E D U L E O F I N V E S T M E N T S	177

Schedule of Investments (continued) October 31, 2023	iShares® U.S. Fixed Income Balanced Risk Factor ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Entertainment — 0.4%
Caesars Entertainment Inc., 7.00%, 02/15/30 (Call 02/15/26)(a)(b)	$74	$71,226
Churchill Downs Inc.
4.75%, 01/15/28 (Call 12/01/23)(a)	76	68,243
6.75%, 05/01/31 (Call 05/01/26)(a)	16	14,942
Live Nation Entertainment Inc., 6.50%, 05/15/27 (Call 12/01/23)(a)	45	43,920
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.
5.13%, 10/01/29 (Call 07/01/29)(a)	6	5,123
7.13%, 02/15/31 (Call 11/15/30)(a)(b)	5	4,656

		208,110

Environmental Control — 0.1%
GFL Environmental Inc., 4.75%, 06/15/29 (Call 06/15/24)(a)	7	6,149
Republic Services Inc., 4.88%, 04/01/29 (Call 03/01/29)	25	23,982
Waste Connections Inc., 3.50%, 05/01/29 (Call 02/01/29)(b)	40	35,816

		65,947

Food — 0.8%
Albertsons Companies Inc./Safeway Inc./New
Albertsons LP/Albertsons LLC, 6.50%, 02/15/28 (Call 02/15/25)(a)(b)	40	39,269
General Mills Inc.
4.00%, 04/17/25 (Call 02/17/25)	140	136,253
4.95%, 03/29/33 (Call 12/29/32)(b)	60	54,519
Kellogg Co., 4.30%, 05/15/28 (Call 02/15/28)	150	140,026
Lamb Weston Holdings Inc., 4.38%, 01/31/32 (Call 01/31/27)(a)	12	9,920
Post Holdings Inc., 5.50%, 12/15/29 (Call 12/15/24)(a)	56	49,672
United Natural Foods Inc., 6.75%, 10/15/28 (Call 12/01/23)(a)	5	3,907

		433,566

Gas — 0.6%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.75%, 05/20/27 (Call 02/20/27)	76	69,824
9.38%, 06/01/28 (Call 06/01/25)(a)	10	9,913
CenterPoint Energy Resources Corp., 5.25%, 03/01/28 (Call 02/01/28)	25	24,455
NiSource Inc.
0.95%, 08/15/25 (Call 07/15/25)	140	127,935
1.70%, 02/15/31 (Call 11/15/30)	30	21,982
Southern California Gas Co.
2.95%, 04/15/27 (Call 03/15/27)	70	63,826
5.20%, 06/01/33 (Call 03/01/33)	10	9,244
Southern Co. Gas Capital Corp., 5.75%, 09/15/33 (Call 03/15/33)	10	9,544
Southwest Gas Corp., 4.05%, 03/15/32 (Call 12/15/31)	35	29,649

		366,372

Health Care - Products — 0.3%
Abbott Laboratories, 1.40%, 06/30/30 (Call 03/30/30)	20	15,525
Agilent Technologies Inc., 2.30%, 03/12/31 (Call 12/12/30)	35	27,098
Bausch & Lomb Escrow Corp., 8.38%, 10/01/28 (Call 10/01/25)(a)	10	9,939
HCA Inc., 3.63%, 03/15/32 (Call 12/15/31)	54	43,365
Mozart Debt Merger Sub Inc., 5.25%, 10/01/29 (Call 10/01/24)(a)(b)	89	75,780

		171,707

Security	Par (000)	Value

Health Care - Services — 3.6%
CHS/Community Health Systems Inc.
6.88%, 04/15/29 (Call 04/15/24)(a)	$39	$15,980
8.00%, 03/15/26 (Call 12/01/23)(a)(b)	60	54,885
DaVita Inc., 4.63%, 06/01/30 (Call 06/01/25)(a)	86	67,426
Elevance Health Inc.
1.50%, 03/15/26 (Call 02/15/26)	110	99,629
3.65%, 12/01/27 (Call 09/01/27)	100	92,109
Encompass Health Corp., 4.75%, 02/01/30 (Call 02/01/25)	120	104,119
Fortrea Holdings Inc., 7.50%, 07/01/30 (Call 07/01/26)(a)	22	21,266
HCA Inc.
3.50%, 09/01/30 (Call 03/01/30)	210	173,808
5.50%, 06/01/33 (Call 03/01/33)	61	55,661
Heartland Dental LLC/Heartland Dental Finance Corp., 10.50%, 04/30/28 (Call 05/15/25)(a)	10	9,612
Humana Inc.
3.70%, 03/23/29 (Call 02/23/29)	40	36,175
4.50%, 04/01/25 (Call 03/01/25)	40	39,290
IQVIA Inc., 6.50%, 05/15/30 (Call 05/15/26)(a)	25	24,254
LifePoint Health Inc.
9.88%, 08/15/30 (Call 08/15/26)	10	9,034
11.00%, 10/15/30 (Call 10/15/26)(a)	15	14,119
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., 9.75%, 12/01/26 (Call 12/01/23)(a)(b)	28	26,368
Star Parent Inc., 9.00%, 10/01/30 (Call 10/01/26)(a)(b)	5	4,968
Tenet Healthcare Corp.
6.13%, 10/01/28 (Call 12/01/23)(b)	114	105,465
6.13%, 06/15/30 (Call 06/15/25)(b)	87	80,697
UnitedHealth Group Inc.
2.30%, 05/15/31 (Call 02/15/31)	50	39,333
4.00%, 05/15/29 (Call 03/15/29)	100	92,559
4.25%, 01/15/29 (Call 12/15/28)	60	56,400
4.50%, 04/15/33 (Call 01/15/33)	160	143,973
5.30%, 02/15/30 (Call 12/15/29)	300	294,409
5.35%, 02/15/33 (Call 11/15/32)	100	96,084
Universal Health Services Inc., 1.65%, 09/01/26 (Call 08/01/26)	370	326,205

		2,083,828

Holding Companies - Diversified — 0.6%
Ares Capital Corp.
2.15%, 07/15/26 (Call 06/15/26)(b)	18	15,809
2.88%, 06/15/28 (Call 04/15/28)	95	78,683
Barings BDC Inc., 3.30%, 11/23/26 (Call 10/13/26)	30	26,262
Blackstone Private Credit Fund
2.63%, 12/15/26 (Call 11/15/26)	25	21,408
2.70%, 01/15/25 (Call 11/15/24)	60	56,926
Blackstone Secured Lending Fund, 2.85%, 09/30/28 (Call 07/30/28)	19	15,381
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29 (Call 04/15/24)(a)	40	34,210
FS KKR Capital Corp.
2.63%, 01/15/27 (Call 12/15/26)	60	51,100
3.40%, 01/15/26 (Call 12/15/25)	40	36,584
Golub Capital BDC Inc., 2.50%, 08/24/26 (Call 07/24/26)	20	17,502

		353,865

Home Builders — 0.5%
KB Home, 7.25%, 07/15/30 (Call 07/15/25)	14	13,438
Lennar Corp., 5.00%, 06/15/27 (Call 12/15/26)	35	33,772
NVR Inc., 3.00%, 05/15/30 (Call 11/15/29)	175	143,628

178	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® U.S. Fixed Income Balanced Risk Factor ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Home Builders (continued)
Toll Brothers Finance Corp.
3.80%, 11/01/29 (Call 08/01/29)(b)	$30	$25,857
4.35%, 02/15/28 (Call 11/15/27)	100	91,833

		308,528

Home Furnishings — 0.1%
Tempur Sealy International Inc.
3.88%, 10/15/31 (Call 10/15/26)(a)	10	7,494
4.00%, 04/15/29 (Call 04/15/24)(a)	50	41,009

		48,503

Insurance — 2.4%
Acrisure LLC/Acrisure Finance Inc., 6.00%, 08/01/29 (Call 08/01/24)(a)	41	33,101
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 04/15/28 (Call 04/15/25)(a)	23	21,872
Aon Corp., 2.80%, 05/15/30 (Call 02/15/30)	50	40,794
Arthur J Gallagher & Co.
2.40%, 11/09/31 (Call 08/09/31)	10	7,512
6.50%, 02/15/34 (Call 11/15/33)	50	49,604
Assured Guaranty U.S. Holdings Inc., 6.13%, 09/15/28 (Call 08/15/28)	40	39,743
Brown & Brown Inc., 4.20%, 03/17/32 (Call 12/17/31)	125	104,726
Enstar Group Ltd., 3.10%, 09/01/31 (Call 03/01/31)	105	77,603
Fairfax Financial Holdings Ltd.
3.38%, 03/03/31 (Call 12/03/30)	30	24,150
5.63%, 08/16/32 (Call 05/16/32)	100	92,304
HUB International Ltd., 7.25%, 06/15/30 (Call 06/15/26)(a)	30	29,344
Marsh & McLennan Companies Inc.
2.38%, 12/15/31 (Call 09/15/31)	560	428,647
4.38%, 03/15/29 (Call 12/15/28)	60	56,150
Principal Financial Group Inc., 5.38%, 03/15/33 (Call 12/15/32)	25	23,340
Progressive Corp. (The)
2.50%, 03/15/27 (Call 02/15/27)	50	45,154
3.20%, 03/26/30 (Call 12/26/29)	30	25,577
RenaissanceRe Holdings Ltd., 5.75%, 06/05/33 (Call 03/05/33)	120	110,532
Unum Group, 4.00%, 06/15/29 (Call 03/15/29)	170	151,467

		1,361,620

Internet — 1.6%
Amazon.com Inc., 3.30%, 04/13/27 (Call 03/13/27)	200	187,389
EquipmentShare.com Inc., 9.00%, 05/15/28 (Call 05/15/25)(a)	10	9,462
Meta Platforms Inc.
3.50%, 08/15/27 (Call 07/15/27)	90	84,641
3.85%, 08/15/32 (Call 05/15/32)	175	151,974
4.60%, 05/15/28 (Call 04/15/28)	20	19,386
4.80%, 05/15/30 (Call 03/15/30)	20	19,266
4.95%, 05/15/33 (Call 02/15/33)	195	182,764
VeriSign Inc.
2.70%, 06/15/31 (Call 03/15/31)	115	88,799
5.25%, 04/01/25 (Call 01/01/25)	200	197,664

		941,345

Iron & Steel — 1.1%
Cleveland-Cliffs Inc.
5.88%, 06/01/27 (Call 12/01/23)	35	33,383
6.75%, 04/15/30 (Call 04/15/26)(a)	27	25,064
Mineral Resources Ltd.
8.13%, 05/01/27 (Call 12/01/23)(a)	13	12,629
8.50%, 05/01/30 (Call 05/01/25)(a)	140	134,698
9.25%, 10/01/28 (Call 10/01/25)(a)	10	9,983

Security	Par (000)	Value

Iron & Steel (continued)
Reliance Steel & Aluminum Co.
1.30%, 08/15/25 (Call 07/15/25)	$100	$91,932
2.15%, 08/15/30 (Call 05/15/30)	180	137,839
Steel Dynamics Inc., 3.25%, 01/15/31 (Call 10/15/30)	230	189,979

		635,507

Leisure Time — 0.7%
Carnival Corp.
7.63%, 03/01/26 (Call 03/01/24)(a)(b)	65	63,147
9.88%, 08/01/27 (Call 02/01/24)(a)(b)	12	12,505
10.50%, 06/01/30 (Call 06/01/25)(a)	43	43,574
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/28 (Call 05/01/25)(a)	29	30,923
NCL Corp. Ltd.
5.88%, 03/15/26 (Call 12/15/25)(a)	100	89,912
8.13%, 01/15/29 (Call 01/15/26)(a)	10	9,776
Royal Caribbean Cruises Ltd.
5.50%, 08/31/26 (Call 02/28/26)(a)	18	17,014
11.63%, 08/15/27 (Call 08/15/24)(a)(b)	125	135,588
Viking Cruises Ltd., 9.13%, 07/15/31 (Call 07/15/26)(a)(b)	21	20,630

		423,069

Lodging — 1.2%
Choice Hotels International Inc., 3.70%, 12/01/29 (Call 09/01/29)	8	6,545
Hilton Domestic Operating Co. Inc., 4.88%, 01/15/30 (Call 01/15/25)	35	31,427
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc
4.88%, 07/01/31 (Call 07/01/26)(a)	13	10,319
5.00%, 06/01/29 (Call 06/01/24)(a)	18	15,146
Hyatt Hotels Corp., 5.75%, 01/30/27 (Call 12/30/26)	30	29,652
Marriott International Inc./MD
5.00%, 10/15/27 (Call 09/15/27)	50	48,283
5.55%, 10/15/28 (Call 09/15/28)	170	165,599
Series HH, 2.85%, 04/15/31 (Call 01/15/31)	65	51,045
Marriott Ownership Resorts Inc., 4.50%, 06/15/29 (Call 06/15/24)(a)(b)	23	18,853
Melco Resorts Finance Ltd., 5.75%, 07/21/28 (Call 12/01/23)(a)	75	63,425
MGM Resorts International, 4.75%, 10/15/28 (Call 07/15/28)(b)	59	51,505
Sands China Ltd.
5.38%, 08/08/25 (Call 06/08/25)	75	72,520
5.65%, 08/08/28 (Call 05/08/28)	50	46,179
Station Casinos LLC, 4.63%, 12/01/31 (Call 06/01/31)(a)(b)	10	7,907
Travel + Leisure Co.
4.50%, 12/01/29 (Call 09/01/29)(a)(b)	10	8,244
4.63%, 03/01/30 (Call 12/01/29)(a)	14	11,395
6.63%, 07/31/26 (Call 04/30/26)(a)	50	48,670
Wynn Macau Ltd., 5.63%, 08/26/28 (Call 11/14/23)(a)	25	20,989

		707,703

Machinery — 1.6%
Caterpillar Financial Services Corp., 1.10%, 09/14/27	200	170,360
IDEX Corp.
2.63%, 06/15/31 (Call 03/15/31)	140	109,065
3.00%, 05/01/30 (Call 02/01/30)	180	148,763
John Deere Capital Corp.
2.45%, 01/09/30	50	41,668
4.95%, 07/14/28	300	292,696
Oshkosh Corp., 3.10%, 03/01/30 (Call 12/01/29)	62	52,367

S C H E D U L E O F I N V E S T M E N T S	179

Schedule of Investments (continued) October 31, 2023	iShares® U.S. Fixed Income Balanced Risk Factor ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery (continued)
Westinghouse Air Brake Technologies Corp., 3.20%, 06/15/25 (Call 05/15/25)	$95	$90,436

		905,355

Machinery - Diversified — 0.1%
Ingersoll Rand Inc.
5.40%, 08/14/28 (Call 07/14/28)	55	53,592
5.70%, 08/14/33 (Call 05/14/33)	30	28,348

		81,940

Manufacturing — 0.8%
3M Co., 2.88%, 10/15/27 (Call 07/15/27)(b)	50	45,025
Eaton Corp., 4.35%, 05/18/28 (Call 04/18/28)	100	95,354
Pentair Finance Sarl, 4.50%, 07/01/29 (Call 04/01/29)	35	31,668
Teledyne Technologies Inc.
0.95%, 04/01/24 (Call 11/13/23)	250	244,621
2.25%, 04/01/28 (Call 02/01/28)	30	25,612

		442,280

Media — 3.0%
Cable One Inc., 4.00%, 11/15/30 (Call 11/15/25)(a)(b)	21	15,661
CCO Holdings LLC/CCO Holdings Capital Corp.
4.50%, 06/01/33 (Call 06/01/27)(a)	20	14,920
5.13%, 05/01/27 (Call 12/01/23)(a)	60	55,197
5.38%, 06/01/29 (Call 06/01/24)(a)	5	4,376
6.38%, 09/01/29 (Call 09/01/25)(a)(b)	160	146,752
7.38%, 03/01/31 (Call 03/01/26)(a)(b)	74	69,931
Charter Communications Operating LLC/Charter Communications Operating Capital
2.30%, 02/01/32 (Call 11/01/31)	65	46,465
4.20%, 03/15/28 (Call 12/15/27)	100	91,071
Comcast Corp.
2.65%, 02/01/30 (Call 11/01/29)	50	41,482
3.40%, 04/01/30 (Call 01/01/30)	30	25,962
3.95%, 10/15/25 (Call 08/15/25)	150	145,514
4.65%, 02/15/33 (Call 11/15/32)	80	72,348
CSC Holdings LLC
7.50%, 04/01/28 (Call 11/13/23)(a)	100	64,407
11.25%, 05/15/28 (Call 05/15/25)(a)	10	9,542
Directv Financing LLC/Directv Financing Co-Obligor Inc., 5.88%, 08/15/27 (Call 12/01/23)(a)	97	84,942
DISH DBS Corp.
5.75%, 12/01/28 (Call 12/01/27)(a)	25	17,873
7.75%, 07/01/26	20	13,390
FactSet Research Systems Inc., 2.90%, 03/01/27 (Call 02/01/27)	225	203,339
GCI LLC, 4.75%, 10/15/28 (Call 11/16/23)(a)	50	42,958
Nexstar Media Inc.
4.75%, 11/01/28 (Call 11/13/23)(a)	20	16,830
5.63%, 07/15/27 (Call 11/13/23)(a)(b)	70	62,977
Sirius XM Radio Inc.
4.13%, 07/01/30 (Call 07/01/25)(a)	19	15,084
5.00%, 08/01/27 (Call 12/01/23)(a)	54	49,582
5.50%, 07/01/29 (Call 07/01/24)(a)	100	88,636
TEGNA Inc.
4.63%, 03/15/28 (Call 12/01/23)(b)	32	27,717
4.75%, 03/15/26 (Call 12/01/23)(a)	25	23,446
5.00%, 09/15/29 (Call 09/15/24)	44	36,944
Univision Communications Inc.
6.63%, 06/01/27 (Call 11/13/23)(a)	45	41,103
7.38%, 06/30/30 (Call 06/30/25)(a)(b)	41	36,155
8.00%, 08/15/28 (Call 08/15/25)(a)	5	4,730

Security	Par (000)	Value

Media (continued)
UPC Broadband Finco BV, 4.88%, 07/15/31 (Call 07/15/26)(a)	$15	$11,909
Urban One Inc., 7.38%, 02/01/28 (Call 02/01/24)(a)	11	9,141
Virgin Media Finance PLC, 5.00%, 07/15/30 (Call 07/15/25)(a)(b)	50	39,313
Ziggo Bond Co. BV, 5.13%, 02/28/30 (Call 02/15/25)(a)	100	72,828

		1,702,525

Mining — 0.9%
Arsenal AIC Parent LLC, 8.00%, 10/01/30 (Call 10/01/26)(a)	10	9,874
BHP Billiton Finance USA Ltd.
4.75%, 02/28/28 (Call 01/28/28)	165	159,201
5.10%, 09/08/28 (Call 08/08/28)	150	146,254
FMG Resources August 2006 Pty Ltd., 4.50%, 09/15/27 (Call 06/15/27)(a)	24	21,592
FMG Resources August Pty. Ltd., 6.13%, 04/15/32 (Call 01/15/32)(a)(b)	100	88,336
Novelis Corp., 4.75%, 01/30/30 (Call 01/30/25)(a)	44	37,455
Rio Tinto Finance USA Ltd., 7.13%, 07/15/28	13	13,777
Rio Tinto Finance USA PLC, 5.00%, 03/09/33 (Call 12/09/32)(b)	65	60,876

		537,365

Office & Business Equipment — 0.5%
CDW LLC/CDW Finance Corp.
2.67%, 12/01/26 (Call 11/01/26)	100	89,600
3.57%, 12/01/31 (Call 09/01/31)	100	80,514
4.25%, 04/01/28 (Call 12/01/23)	100	90,891
Xerox Holdings Corp.
5.00%, 08/15/25 (Call 07/15/25)(a)	10	9,199
5.50%, 08/15/28 (Call 07/15/28)(a)	20	15,454

		285,658

Office Furnishings — 0.0%
Steelcase Inc., 5.13%, 01/18/29 (Call 10/18/28)	11	9,691

Oil & Gas — 2.7%
Baytex Energy Corp.
8.50%, 04/30/30 (Call 04/30/26)(a)	25	24,792
8.75%, 04/01/27 (Call 12/01/23)(a)	16	16,148
Canadian Natural Resources Ltd., 2.05%, 07/15/25 (Call 06/15/25)	200	186,807
Chevron USA Inc., 3.85%, 01/15/28 (Call 10/15/27)	230	217,625
Civitas Resources Inc.
5.00%, 10/15/26 (Call 12/01/23)(a)	12	11,223
8.38%, 07/01/28 (Call 07/01/25)(a)	50	50,359
8.63%, 11/01/30 (Call 11/01/26)(a)	10	10,178
8.75%, 07/01/31 (Call 07/01/26)(a)	25	25,243
CNX Resources Corp.
6.00%, 01/15/29 (Call 01/15/24)(a)	16	14,691
7.25%, 03/14/27 (Call 12/01/23)(a)	20	19,695
7.38%, 01/15/31 (Call 01/15/26)(a)	34	32,625
Comstock Resources Inc.
5.88%, 01/15/30 (Call 01/15/25)(a)	4	3,420
6.75%, 03/01/29 (Call 03/01/24)(a)	49	44,634
Crescent Energy Finance LLC, 9.25%, 02/15/28 (Call 02/15/25)(a)	40	40,564
Diamond Foreign Asset Co./Diamond Finance LLC, 8.50%, 10/01/30 (Call 10/01/26)(a)	5	4,867
Earthstone Energy Holdings LLC, 9.88%, 07/15/31 (Call 07/15/26)(a)(b)	15	16,174
EQT Corp.
3.90%, 10/01/27 (Call 07/01/27)	120	110,313

180	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® U.S. Fixed Income Balanced Risk Factor ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
6.13%, 02/01/25 (Call 01/01/25)	$14	$13,958
Exxon Mobil Corp., 2.61%, 10/15/30 (Call 07/15/30)	110	91,318
Hess Corp., 4.30%, 04/01/27 (Call 01/01/27)	55	52,636
Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 04/15/32 (Call 05/15/27)(a)	44	38,407
Independence Energy Finance LLC, 7.25%, 05/01/26 (Call 12/01/23)(a)	25	24,184
Marathon Petroleum Corp., 4.70%, 05/01/25 (Call 04/01/25)	100	97,906
Noble Finance II LLC, 8.00%, 04/15/30 (Call 04/15/26)(a)	17	17,058
Northern Oil and Gas Inc., 8.13%, 03/01/28 (Call 03/01/24)(a)	25	24,677
Parkland Corp.
4.50%, 10/01/29 (Call 10/01/24)(a)	15	12,939
4.63%, 05/01/30 (Call 05/01/25)(a)	20	17,052
5.88%, 07/15/27 (Call 12/01/23)(a)	11	10,536
PBF Holding Co. LLC/PBF Finance Corp.
6.00%, 02/15/28 (Call 12/01/23)	15	13,867
7.88%, 09/15/30 (Call 09/15/26)(a)	10	9,688
Pioneer Natural Resources Co., 1.13%, 01/15/26 (Call 12/15/25)	50	45,387
Seadrill Finance Ltd., 8.38%, 08/01/30 (Call 08/01/26)(a)	25	24,928
Sunoco LP/Sunoco Finance Corp.
4.50%, 05/15/29 (Call 05/15/24)	77	66,722
7.00%, 09/15/28 (Call 09/15/25)(a)	20	19,511
Transocean Inc.
7.50%, 01/15/26 (Call 11/14/23)(a)	8	7,682
8.75%, 02/15/30 (Call 02/15/26)(a)	40	39,835
11.50%, 01/30/27 (Call 11/13/23)(a)	42	43,683
Valaris Ltd., 8.38%, 04/30/30 (Call 04/30/26)(a)	17	16,696
Vermilion Energy Inc., 6.88%, 05/01/30 (Call 05/01/25)(a)(b)	40	37,302
Viper Energy Partners LP, 7.38%, 11/01/31 (Call 11/01/26)(a)(b)	12	11,974

		1,567,304

Oil & Gas Services — 0.2%
USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 09/01/27 (Call 12/01/23)	76	72,834
Weatherford International Ltd., 8.63%, 04/30/30 (Call 10/30/24)(a)(b)	27	27,301

		100,135

Packaging & Containers — 0.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.13%, 08/15/26 (Call 11/13/23)(a)	15	13,239
5.25%, 08/15/27 (Call 12/01/23)(a)	100	72,812
LABL Inc., 10.50%, 07/15/27 (Call 11/13/23)(a)	26	22,606
Mauser Packaging Solutions Holding Co.
7.88%, 08/15/26 (Call 08/15/24)(a)	25	23,423
9.25%, 04/15/27 (Call 10/15/24)(a)(b)	39	32,607

		164,687

Pharmaceuticals — 3.8%
180 Medical Inc., 3.88%, 10/15/29 (Call 10/07/24)(a)	20	16,724
AbbVie Inc.
2.60%, 11/21/24 (Call 10/21/24)	150	144,975
3.20%, 11/21/29 (Call 08/21/29)	60	52,290
3.80%, 03/15/25 (Call 12/15/24)	200	194,721
Astrazeneca Finance LLC, 1.75%, 05/28/28 (Call 03/28/28)	150	127,520
Bausch Health Companies Inc., 11.00%, 09/30/28(a)	63	38,424

Security	Par (000)	Value

Pharmaceuticals (continued)
BellRing Brands Inc., 7.00%, 03/15/30 (Call 03/15/27)(a)	$69	$67,020
Bristol-Myers Squibb Co.
1.45%, 11/13/30 (Call 08/13/30)	60	45,218
2.95%, 03/15/32 (Call 12/15/31)(b)	150	121,895
3.90%, 02/20/28 (Call 11/20/27)	150	140,911
Cardinal Health Inc., 3.41%, 06/15/27 (Call 03/15/27)	100	91,621
Cencora Inc.
3.25%, 03/01/25 (Call 12/01/24)	100	96,809
3.45%, 12/15/27 (Call 09/15/27)	158	145,521
Cigna Group (The), 3.40%, 03/01/27 (Call 12/01/26)	150	139,039
Eli Lilly & Co., 4.70%, 02/27/33 (Call 11/27/32)	80	75,035
Jazz Securities DAC, 4.38%, 01/15/29 (Call 07/15/24)(a)	100	86,918
McKesson Corp., 0.90%, 12/03/25 (Call 11/03/25)	55	49,857
Merck & Co. Inc.
1.70%, 06/10/27 (Call 05/10/27)	200	176,289
4.50%, 05/17/33 (Call 02/17/33)	165	149,981
Organon & Co./Organon Foreign Debt Co.-Issuer BV
4.13%, 04/30/28 (Call 04/30/24)(a)	30	25,917
5.13%, 04/30/31 (Call 04/30/26)(a)	25	19,535
Perrigo Finance Unlimited Co., 4.65%, 06/15/30 (Call 03/15/30)	25	20,881
Pfizer Investment Enterprises Pte Ltd.
4.45%, 05/19/28 (Call 04/19/28)	20	19,109
4.65%, 05/19/30 (Call 03/19/30)	20	18,804
4.75%, 05/19/33 (Call 02/19/33)	50	45,891
Zoetis Inc., 2.00%, 05/15/30 (Call 02/15/30)	90	70,870

		2,181,775

Pipelines — 4.7%
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 06/15/29 (Call 06/15/24)(a)	21	19,140
5.75%, 03/01/27 (Call 11/16/23)(a)	17	16,262
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27 (Call 01/01/27)	150	144,751
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31 (Call 06/15/26)(a)	45	39,274
DCP Midstream Operating LP, 3.25%, 02/15/32 (Call 08/15/31)	5	3,934
Energy Transfer LP
3.75%, 05/15/30 (Call 02/15/30)	230	196,656
4.95%, 06/15/28 (Call 03/15/28)	150	141,761
5.75%, 02/15/33 (Call 11/15/32)	40	37,443
EnLink Midstream Partners LP, 5.05%, 04/01/45 (Call 10/01/44)	10	7,240
EQM Midstream Partners LP, 7.50%, 06/01/30 (Call 12/01/29)(a)	6	5,906
FTAI Infra Escrow Holdings LLC, 10.50%, 06/01/27 (Call 06/01/25)(a)(b)	10	9,796
Hess Midstream Operations LP, 5.50%, 10/15/30 (Call 10/15/25)(a)	4	3,661
Kinder Morgan Inc., 1.75%, 11/15/26 (Call 10/15/26)	100	88,575
MPLX LP
1.75%, 03/01/26 (Call 02/01/26)	140	126,994
2.65%, 08/15/30 (Call 05/15/30)	365	288,421
4.00%, 03/15/28 (Call 12/15/27)	300	274,881
New Fortress Energy Inc.
6.50%, 09/30/26 (Call 12/01/23)(a)	84	75,197
6.75%, 09/15/25 (Call 11/21/23)(a)	15	13,923
ONEOK Inc.
2.20%, 09/15/25 (Call 08/15/25)	100	93,198

S C H E D U L E O F I N V E S T M E N T S	181

Schedule of Investments (continued) October 31, 2023	iShares® U.S. Fixed Income Balanced Risk Factor ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
4.55%, 07/15/28 (Call 04/15/28)	$150	$139,925
5.65%, 11/01/28 (Call 10/01/28)	50	48,799
6.10%, 11/15/32 (Call 08/15/32)	65	62,679
6.35%, 01/15/31 (Call 10/15/30)	105	103,754
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/29 (Call 09/15/29)	65	55,212
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 6.00%, 12/31/30 (Call 12/31/25)(a)	43	36,452
Targa Resources Corp.
4.20%, 02/01/33 (Call 11/01/32)	10	8,292
4.88%, 02/01/31 (Call 02/01/26)	120	106,309
6.50%, 07/15/27 (Call 12/01/23)	100	98,844
6.88%, 01/15/29 (Call 01/15/24)	121	120,512
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 05/15/30 (Call 02/15/30)	85	71,167
Venture Global Calcasieu Pass LLC, 6.25%, 01/15/30 (Call 10/15/29)(a)	84	79,247
Venture Global LNG Inc.
8.13%, 06/01/28 (Call 06/01/25)(a)	25	24,272
8.38%, 06/01/31 (Call 06/01/26)(a)	25	23,859
9.50%, 02/01/29 (Call 11/01/28)(a)	27	27,386
9.88%, 02/01/32 (Call 02/01/27)(a)	16	16,228
Williams Companies Inc. (The), 5.30%, 08/15/28 (Call 07/15/28)	80	77,127

		2,687,077

Real Estate — 0.3%
CBRE Services Inc., 4.88%, 03/01/26 (Call 12/01/25)	100	96,687
Greystar Real Estate Partners LLC, 7.75%, 09/01/30 (Call 09/01/26)(a)	5	4,912
Howard Hughes Corp. (The)
4.13%, 02/01/29 (Call 02/01/24)(a)	10	8,111
4.38%, 02/01/31 (Call 02/01/26)(a)	10	7,683
5.38%, 08/01/28 (Call 12/01/23)(a)	46	40,479
Kennedy-Wilson Inc., 4.75%, 03/01/29 (Call 03/01/24)	35	26,555

		184,427

Real Estate Investment Trusts — 3.1%
American Tower Corp.
2.95%, 01/15/25 (Call 12/15/24)	65	62,560
5.80%, 11/15/28 (Call 10/15/28)	60	58,601
Crown Castle International Corp.
1.35%, 07/15/25 (Call 06/15/25)	40	36,881
3.65%, 09/01/27 (Call 06/01/27)	90	81,786
3.80%, 02/15/28 (Call 11/15/27)	12	10,819
Equinix Inc., 2.63%, 11/18/24 (Call 10/18/24)	85	82,076
GLP Capital LP/GLP Financing II Inc.
5.25%, 06/01/25 (Call 03/01/25)	85	82,891
5.75%, 06/01/28 (Call 03/03/28)	18	16,922
Invitation Homes Operating Partnership LP, 2.30%, 11/15/28 (Call 09/15/28)	20	16,527
Iron Mountain Inc.
5.63%, 07/15/32 (Call 07/15/26)(a)	119	101,670
7.00%, 02/15/29 (Call 08/15/25)(a)	45	43,673
Iron Mountain Information Management Services Inc., 5.00%, 07/15/32 (Call 07/15/27)(a)	23	18,838
Mid-America Apartments LP, 1.10%, 09/15/26 (Call 08/15/26)	110	96,701
National Health Investors Inc., 3.00%, 02/01/31 (Call 11/01/30)	46	33,143
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.88%, 05/15/29 (Call 05/15/24)(a)	2	1,677

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
5.88%, 10/01/28 (Call 12/01/23)(a)(b)	$17	$15,311
Prologis LP, 4.75%, 06/15/33 (Call 03/15/33)	35	31,344
Public Storage Operating Co.
1.95%, 11/09/28 (Call 09/09/28)	215	179,980
2.30%, 05/01/31 (Call 02/01/31)	230	178,718
3.39%, 05/01/29 (Call 02/01/29)	190	168,716
RLJ Lodging Trust LP, 4.00%, 09/15/29 (Call 09/15/24)(a)	25	20,388
Service Properties Trust, 7.50%, 09/15/25 (Call 06/15/25)	26	25,262
Simon Property Group LP
2.65%, 02/01/32 (Call 12/01/31)(b)	50	38,030
3.50%, 09/01/25 (Call 06/01/25)	130	124,556
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
6.50%, 02/15/29 (Call 02/15/24)(a)	40	25,968
10.50%, 02/15/28 (Call 09/15/25)(a)	31	29,870
VICI Properties LP, 4.38%, 05/15/25	100	96,830
Welltower OP LLC
2.05%, 01/15/29 (Call 11/15/28)	40	32,578
4.25%, 04/01/26 (Call 01/01/26)	50	47,903

		1,760,219

Retail — 2.9%
1011778 BC ULC/New Red Finance Inc.
4.00%, 10/15/30 (Call 10/15/25)(a)	153	125,406
4.38%, 01/15/28 (Call 12/01/23)(a)	12	10,805
Academy Ltd., 6.00%, 11/15/27 (Call 11/15/23)(a)(b)	15	14,117
Asbury Automotive Group Inc.
4.75%, 03/01/30 (Call 03/01/25)(b)	23	19,467
5.00%, 02/15/32 (Call 11/15/26)(a)	20	16,249
AutoZone Inc.
4.50%, 02/01/28 (Call 01/01/28)	60	56,719
5.05%, 07/15/26	60	59,010
Bath & Body Works Inc.
6.63%, 10/01/30 (Call 10/01/25)(a)(b)	10	9,214
6.75%, 07/01/36(b)	15	12,959
6.88%, 11/01/35(b)	15	13,235
Darden Restaurants Inc., 6.30%, 10/10/33 (Call 07/10/33)	20	19,411
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc., 6.75%, 01/15/30 (Call 01/15/25)(a)(b)	46	36,555
FirstCash Inc., 5.63%, 01/01/30 (Call 01/01/25)(a)	68	60,588
Gap Inc. (The), 3.63%, 10/01/29 (Call 10/01/24)(a)(b)	12	9,180
Genuine Parts Co., 1.75%, 02/01/25 (Call 11/13/23)	315	297,664
Home Depot Inc. (The), 3.25%, 04/15/32 (Call 01/15/32)	50	41,661
Lowe’s Companies Inc.
2.63%, 04/01/31 (Call 01/01/31)	80	63,171
3.13%, 09/15/24 (Call 06/15/24)	150	146,445
3.35%, 04/01/27 (Call 03/01/27)	30	27,769
Macy’s Retail Holdings LLC
5.88%, 04/01/29 (Call 04/01/24)(a)(b)	39	34,491
5.88%, 03/15/30 (Call 03/15/25)(a)(b)	12	10,204
McDonald’s Corp.
1.45%, 09/01/25 (Call 08/01/25)(b)	61	56,610
4.60%, 09/09/32 (Call 06/09/32)	200	183,505
4.95%, 08/14/33 (Call 05/14/33)	100	92,746
Murphy Oil USA Inc., 4.75%, 09/15/29 (Call 09/15/24)	64	56,833
Nordstrom Inc.
4.00%, 03/15/27 (Call 12/15/26)	10	8,841

182	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® U.S. Fixed Income Balanced Risk Factor ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
4.25%, 08/01/31 (Call 05/01/31)(b)	$11	$8,055
5.00%, 01/15/44 (Call 07/15/43)(b)	8	4,810
PetSmart Inc./PetSmart Finance Corp., 4.75%, 02/15/28 (Call 02/15/24)(a)	10	8,848
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31 (Call 06/01/26)(a)	13	10,881
Superior Plus LP/Superior General Partner Inc., 4.50%, 03/15/29 (Call 03/15/24)(a)(b)	18	15,373
Walmart Inc., 1.50%, 09/22/28 (Call 07/22/28)	75	63,137
Yum! Brands Inc., 4.75%, 01/15/30 (Call 10/15/29)(a)	107	95,693

		1,689,652

Semiconductors — 1.9%
Analog Devices Inc.
1.70%, 10/01/28 (Call 08/01/28)	40	33,517
2.10%, 10/01/31 (Call 07/01/31)	100	77,096
Broadcom Inc.
1.95%, 02/15/28 (Call 12/15/27)(a)	100	84,411
2.60%, 02/15/33 (Call 11/15/32)(a)	20	14,501
3.15%, 11/15/25 (Call 10/15/25)	350	331,457
3.46%, 09/15/26 (Call 07/15/26)	110	103,136
4.00%, 04/15/29 (Call 02/15/29)(a)	195	174,106
4.15%, 04/15/32 (Call 01/15/32)(a)	110	93,010
Marvell Technology Inc., 5.95%, 09/15/33 (Call 06/15/33)	25	23,743
Synaptics Inc., 4.00%, 06/15/29 (Call 06/15/24)(a)	20	16,627
Texas Instruments Inc.
1.90%, 09/15/31 (Call 06/15/31)	56	43,104
3.65%, 08/16/32 (Call 05/16/32)	80	68,465

		1,063,173

Software — 2.5%
Central Parent LLC/CDK Global II LLC/CDK Financing Co. Inc., 8.00%, 06/15/29 (Call 06/15/25)(a)	5	4,960
Cloud Software Group Inc.
6.50%, 03/31/29 (Call 09/30/25)(a)	103	90,395
9.00%, 09/30/29 (Call 09/30/25)(a)	38	32,391
Electronic Arts Inc., 1.85%, 02/15/31 (Call 11/15/30)	100	76,045
Fiserv Inc.
5.45%, 03/02/28 (Call 02/02/28)	180	176,362
5.60%, 03/02/33 (Call 12/02/32)	85	79,974
Intuit Inc.
5.13%, 09/15/28 (Call 08/15/28)	150	147,562
5.20%, 09/15/33 (Call 06/15/33)	60	57,077
Minerva Merger Sub Inc., 6.50%, 02/15/30 (Call 02/15/25)(a)(b)	50	40,754
Open Text Holdings Inc., 4.13%, 02/15/30 (Call 02/15/25)(a)	88	72,988
Oracle Corp.
1.65%, 03/25/26 (Call 02/25/26)	130	117,859
2.30%, 03/25/28 (Call 01/25/28)	150	128,855
2.88%, 03/25/31 (Call 12/25/30)	175	140,336
4.50%, 05/06/28 (Call 04/06/28)	100	94,662
4.90%, 02/06/33 (Call 11/06/32)	135	121,132
ROBLOX Corp., 3.88%, 05/01/30 (Call 11/01/24)(a)	20	16,226
Roper Technologies Inc., 3.85%, 12/15/25 (Call 09/15/25)	35	33,668
VMware Inc., 4.50%, 05/15/25 (Call 04/15/25)	30	29,300

		1,460,546

Telecommunications — 3.3%
Altice France Holding SA, 10.50%, 05/15/27 (Call 11/13/23)(a)	75	40,870

Security	Par (000)	Value

Telecommunications (continued)
AT&T Inc.
1.70%, 03/25/26 (Call 11/13/23)	$150	$136,159
2.30%, 06/01/27 (Call 04/01/27)	210	185,554
Consolidated Communications Inc., 6.50%, 10/01/28 (Call 11/13/23)(a)(b)	11	8,718
Frontier Communications Holdings LLC
6.75%, 05/01/29 (Call 05/01/24)(a)(b)	34	26,920
8.63%, 03/15/31 (Call 03/15/26)(a)	13	12,228
8.75%, 05/15/30 (Call 05/15/25)(a)(b)	78	74,334
Iliad Holding SASU, 6.50%, 10/15/26 (Call 11/13/23)(a)	15	14,001
Intelsat Jackson Holdings SA, 6.50%, 03/15/30 (Call 03/15/25)(a)(b)	60	52,802
Level 3 Financing Inc., 10.50%, 05/15/30 (Call 05/15/26)(a)	14	14,012
Lumen Technologies Inc.
4.50%, 01/15/29 (Call 01/15/24)(a)	3	829
5.38%, 06/15/29 (Call 06/15/24)(a)	3	910
Motorola Solutions Inc.
2.75%, 05/24/31 (Call 02/24/31)	190	147,282
5.60%, 06/01/32 (Call 03/01/32)	230	214,777
T-Mobile USA Inc.
1.50%, 02/15/26 (Call 01/15/26)	100	90,679
2.88%, 02/15/31 (Call 02/15/26)	292	232,911
3.50%, 04/15/25 (Call 03/15/25)	100	96,616
Verizon Communications Inc.
1.75%, 01/20/31 (Call 10/20/30)	60	44,368
3.00%, 03/22/27 (Call 01/22/27)	55	50,201
3.38%, 02/15/25	300	290,838
Viavi Solutions Inc., 3.75%, 10/01/29 (Call 10/01/24)(a)	20	15,811
Vmed O2 UK Financing I PLC, 4.75%, 07/15/31 (Call 07/15/26)(a)	100	80,492
Vodafone Group PLC
5.13%, 06/04/81 (Call 12/04/50), (5-year CMT + 3.073%)(b)(c)	25	16,099
7.00%, 04/04/79 (Call 01/04/29), (5-year USD Swap + 4.873%)(c)	50	48,382

		1,895,793

Toys, Games & Hobbies — 0.1%
Hasbro Inc., 3.00%, 11/19/24 (Call 10/19/24)	50	48,417

Transportation — 0.4%
Canadian National Railway Co., 3.85%, 08/05/32 (Call 05/05/32)	100	86,509
Ryder System Inc.
5.65%, 03/01/28 (Call 02/01/28)	65	63,559
6.60%, 12/01/33 (Call 09/01/33)	55	54,591
United Parcel Service Inc., 4.45%, 04/01/30 (Call 01/01/30)(b)	10	9,380

		214,039

Trucking & Leasing — 0.1%
Fortress Transportation and Infrastructure Investors LLC
5.50%, 05/01/28 (Call 05/01/24)(a)	20	18,218
6.50%, 10/01/25 (Call 12/01/23)(a)(b)	5	4,962
9.75%, 08/01/27 (Call 11/13/23)(a)	10	10,280

		33,460

Water — 0.0%
American Water Capital Corp., 4.45%, 06/01/32 (Call 03/01/32)(b)	25	22,519

S C H E D U L E O F I N V E S T M E N T S	183

Schedule of Investments (continued) October 31, 2023	iShares® U.S. Fixed Income Balanced Risk Factor ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Water (continued)
Essential Utilities Inc., 2.40%, 05/01/31 (Call 02/01/31)(b)	$5		$3,825

			26,344

Total Corporate Bonds & Notes — 94.7% (Cost: $57,514,765)			54,217,258

U.S. Government Agency Obligations

Mortgage-Backed Securities — 28.7%
Federal Home Loan Mortgage Corp.
3.00%, 07/01/46	17		14,062
3.00%, 10/01/46	29		23,877
3.00%, 12/01/46	12		10,254
3.00%, 01/01/47	57		46,945
3.00%, 10/01/47	43		35,641
3.50%, 07/01/43	9		7,787
3.50%, 09/01/44	7		6,149
3.50%, 01/01/46	5		3,834
3.50%, 03/01/46	6		4,877
3.50%, 09/01/46	5		3,981
3.50%, 08/01/47	4		3,542
4.00%, 04/01/46	69		61,478
4.00%, 06/01/48	27		23,948
4.00%, 01/01/49	0	(d)	66
4.50%, 07/01/48	5		4,390
5.00%, 07/01/48	5		4,524
5.00%, 04/01/49	3		3,236
Federal National Mortgage Association
4.00%, 01/01/57	52		45,563
4.00%, 02/01/57	52		45,722
Government National Mortgage Association
2.00%, 11/20/53(e)	75		57,817
2.50%, 08/20/50	176		138,841
2.50%, 09/20/50	172		135,474
2.50%, 11/20/53(e)	650		517,613
3.00%, 05/20/45	107		89,942
3.00%, 12/20/45	9		7,929
3.00%, 01/20/46	5		4,159
3.00%, 11/20/53(e)	725		597,452
3.50%, 10/20/42	76		66,127
3.50%, 04/20/45	23		19,614
3.50%, 04/20/46	34		29,785
3.50%, 11/20/53(e)	550		468,732
4.00%, 09/20/45	11		10,064
4.00%, 09/20/46	4		3,470
4.00%, 06/20/47	113		100,874
4.00%, 11/20/47	31		27,941
4.00%, 05/15/48	25		22,036
4.00%, 11/20/53(e)	196		175,114
4.50%, 10/20/46	5		4,740
4.50%, 11/20/53(e)	300		274,987
5.00%, 11/20/53(e)	260		241,912
5.50%, 07/20/53	19		17,736
5.50%, 11/20/53(e)	200		191,250
6.00%, 11/20/53(e)	25		24,492
6.50%, 11/20/53(e)	25		24,942
Uniform Mortgage-Backed Securities
1.50%, 11/15/38(e)	452		371,616
2.00%, 12/01/35	67		57,123
2.00%, 11/15/38(e)	908		768,979
2.00%, 11/13/53(e)	4,832		3,547,987

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
2.50%, 11/15/38(e)	$497	$432,992
2.50%, 11/13/53(e)	2,937	2,252,771
3.00%, 11/15/38(e)	280	250,316
3.00%, 10/01/46	277	228,035
3.00%, 12/01/47	72	58,951
3.00%, 11/01/48	111	91,264
3.00%, 11/13/53(e)	875	700,009
3.50%, 03/01/33	43	40,126
3.50%, 11/15/38(e)	67	61,164
3.50%, 04/01/49	20	17,119
3.50%, 11/13/53(e)	975	811,814
4.00%, 06/01/33	19	18,389
4.00%, 07/01/33	8	7,340
4.00%, 12/01/33	20	19,100
4.00%, 11/15/38(e)	55	51,271
4.00%, 02/01/46	13	11,510
4.00%, 03/01/46	5	4,318
4.00%, 06/01/47	5	4,545
4.00%, 11/01/47	6	5,210
4.00%, 11/13/53(e)	703	607,216
4.50%, 10/01/47	4	3,916
4.50%, 07/01/48	2	1,771
4.50%, 12/01/48	14	12,963
4.50%, 11/13/53(e)	608	542,868
5.00%, 09/01/48	8	7,064
5.00%, 04/01/49	11	10,331
5.00%, 08/01/52	209	194,139
5.00%, 11/13/53(e)	350	322,656
5.50%, 02/01/53	191	182,376
5.50%, 11/13/53(e)	325	308,242
6.00%, 02/01/49	52	52,951
6.00%, 11/13/53(e)	550	535,169
6.50%, 11/13/53(e)	225	223,628

		16,420,158

Total U.S. Government Agency Obligations — 28.7% (Cost: $17,027,877)		16,420,158

Total Long-Term Investments — 123.4% (Cost: $74,542,642)		70,637,416

	Shares

Short-Term Securities

Money Market Funds — 9.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(f)(g)(h)	5,388,003	5,390,158
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(f)(g)	100,000	100,000

Total Short-Term Securities — 9.6% (Cost: $5,487,461)		5,490,158

Total Investments — 133.0% (Cost: $80,030,103)		76,127,574

Liabilities in Excess of Other Assets — (33.0)%		(18,890,618)

Net Assets — 100.0%		$57,236,956

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

184	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® U.S. Fixed Income Balanced Risk Factor ETF

(b)	All or a portion of this security is on loan.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Rounds to less than 1,000.
(e)	Represents or includes a TBA transaction.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$7,330,251	$—	$(1,943,259	)(a)	$697	$2,469	$5,390,158	5,388,003	$61,397	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	100,000	—	—		—	—	100,000	100,000	4,706		—

					$697	$2,469	$5,490,158		$66,103		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
2-Year U.S. Treasury Note	2	12/29/23	$405	$(401)
5-Year U.S. Treasury Note	38	12/29/23	3,969	(62,070)

				(62,471)

Short Contracts
10-Year U.S. Treasury Note	(9)	12/19/23	954	30,555
10-Year U.S. Ultra Bond	(19)	12/19/23	2,063	120,927
U.S. Long Bond	(36)	12/19/23	3,922	370,293
U.S. Ultra Bond	(36)	12/19/23	4,017	569,703

				1,091,478

				$1,029,007

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$1,091,478	$—	$1,091,478

S C H E D U L E O F I N V E S T M E N T S	185

Schedule of Investments (continued) October 31, 2023	iShares® U.S. Fixed Income Balanced Risk Factor ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$62,471	$—	$62,471

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$1,071,858	$—	$1,071,858

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$365,197	$—	$365,197

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$ 4,025,568
Average notional value of contracts — short	$(10,850,086)

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$54,217,258	$—	$54,217,258
U.S. Government Agency Obligations	—	16,420,158	—	16,420,158
Short-Term Securities
Money Market Funds	5,490,158	—	—	5,490,158

	$5,490,158	$70,637,416	$—	$76,127,574

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$1,091,478	$—	$—	$1,091,478
Liabilities
Interest Rate Contracts	(62,471)	—	—	(62,471)

	$1,029,007	$—	$—	1,029,007

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

186	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

October 31, 2023

	iShares Core Total USD Bond Market ETF	iShares U.S. Fixed Income Balanced Risk Factor ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$21,155,089,589	$70,637,416
Investments, at value — affiliated(c)	838,466,417	5,490,158
Cash	—	15,078
Cash pledged:
Collateral — TBA commitments	355,000	—
Futures contracts	—	394,000
Foreign currency, at value(d)	10,144	—
Receivables:
Investments sold	177,527,043	4,530,998
Securities lending income — affiliated	236,587	1,646
TBA sales commitments	122,852,131	—
Capital shares sold	38,708,699	—
Dividends — affiliated	3,261,443	7,304
Interest — unaffiliated	171,646,883	609,905
Variation margin on futures contracts	—	40,989

Total assets	22,508,153,936	81,727,494

LIABILITIES
Bank overdraft	224,135	—
Collateral on securities loaned, at value	207,044,792	3,554,260
TBA sales commitments, at value(e)	123,703,848	—
Payables:
Investments purchased	874,264,230	20,924,232
Investment advisory fees	1,033,934	12,046

Total liabilities	1,206,270,939	24,490,538

Commitments and contingent liabilities

NET ASSETS	$21,301,882,997	$57,236,956

NET ASSETS CONSIST OF
Paid-in capital	$25,044,167,862	$75,760,801
Accumulated loss	(3,742,284,865)	(18,523,845)

NET ASSETS	$21,301,882,997	$57,236,956

NET ASSET VALUE
Shares outstanding	496,600,000	700,000

Net asset value	$42.90	$81.77

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$24,529,832,823	$74,542,642
(b) Securities loaned, at value	$197,365,175	$3,428,434
(c) Investments, at cost — affiliated	$838,184,862	$5,487,461
(d) Foreign currency, at cost	$10,186	$—
(e) Proceeds from TBA sales commitments	$122,852,131	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	187

Statements of Operations

Year Ended October 31, 2023

	iShares Core Total USD Bond Market ETF	iShares U.S. Fixed Income Balanced Risk Factor ETF

INVESTMENT INCOME
Dividends — affiliated	$50,274,690	$45,073
Interest — unaffiliated	684,987,366	2,849,882
Securities lending income — affiliated — net	2,809,502	21,030
Other income — unaffiliated	143,987	4,061

Total investment income	738,215,545	2,920,046

EXPENSES
Investment advisory	12,690,583	157,990

Total expenses	12,690,583	157,990

Less:
Investment advisory fees waived	(908,697)	(799)

Total expenses after fees waived	11,781,886	157,191

Net investment income	726,433,659	2,762,855

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(178,748,276)	(2,530,084)
Investments — affiliated	135,609	697
Foreign currency transactions	7	—
Futures contracts	—	1,071,858
In-kind redemptions — unaffiliated(a)	(80,525,762)	(480,457)

	(259,138,422)	(1,937,986)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(390,831,360)	1,644,282
Investments — affiliated	380,545	2,469
Foreign currency translations	47	—
Futures contracts	—	365,197

	(390,450,768)	2,011,948

Net realized and unrealized gain (loss)	(649,589,190)	73,962

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$76,844,469	$2,836,817

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

188	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Core Total USD Bond Market ETF		iShares U.S. Fixed Income Balanced Risk Factor ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$726,433,659	$386,126,219	$2,762,855	$2,564,058
Net realized loss	(259,138,422)	(298,216,068)	(1,937,986)	(12,902,334)
Net change in unrealized appreciation (depreciation)	(390,450,768)	(3,082,933,503)	2,011,948	(6,204,791)

Net increase (decrease) in net assets resulting from operations	76,844,469	(2,995,023,352)	2,836,817	(16,543,067)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(700,562,084)	(360,863,234)	(2,788,641)	(2,327,209)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	3,755,384,199	5,565,597,002	(12,410,824)	(26,528,687)

NET ASSETS
Total increase (decrease) in net assets	3,131,666,584	2,209,710,416	(12,362,648)	(45,398,963)
Beginning of year	18,170,216,413	15,960,505,997	69,599,604	114,998,567

End of year	$21,301,882,997	$18,170,216,413	$57,236,956	$69,599,604

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	189

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core Total USD Bond Market ETF

	Year Ended 10/31/23	Year Ended 10/31/22		Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$43.84	$53.11		$54.01	$52.36	$48.54

Net investment income(a)	1.55	1.08		0.95	1.38	1.60
Net realized and unrealized gain (loss)(b)	(0.99)	(9.34)		(0.74)	1.71	3.79

Net increase (decrease) from investment operations	0.56	(8.26)		0.21	3.09	5.39

Distributions(c)
From net investment income	(1.50)	(1.01)		(0.98)	(1.44)	(1.57)
From net realized gain	—	—		(0.13)	—	—

Total distributions	(1.50)	(1.01)		(1.11)	(1.44)	(1.57)

Net asset value, end of year	$42.90	$43.84		$53.11	$54.01	$52.36

Total Return(d)
Based on net asset value	1.15%	(15.73	)%(e)	0.39%	5.98%	11.28%

Ratios to Average Net Assets(f)
Total expenses	0.06%	0.06%		0.06%	0.06%	0.06%

Total expenses after fees waived	0.06%	0.05%		0.05%	0.05%	0.05%

Net investment income	3.43%	2.23%		1.77%	2.59%	3.15%

Supplemental Data
Net assets, end of year (000)	$21,301,883	$18,170,216		$15,960,506	$5,530,617	$4,115,831

Portfolio turnover rate(g)(h)	110%	141%		223%	180%	172%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.
(h)	Includes mortgage dollar roll transactions (“MDRs”).

See notes to financial statements.

190	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Fixed Income Balanced Risk Factor ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$81.88	$100.00	$101.38	$101.55	$95.83

Net investment income(a)	3.66	2.44	1.81	2.67	3.51
Net realized and unrealized gain (loss)(b)	(0.10)	(18.32)	(1.22)	0.11	5.73

Net increase (decrease) from investment operations	3.56	(15.88)	0.59	2.78	9.24

Distributions(c)
From net investment income	(3.67)	(2.24)	(1.97)	(2.87)	(3.52)
Return of capital	—	—	—	(0.08)	—

Total distributions	(3.67)	(2.24)	(1.97)	(2.95)	(3.52)

Net asset value, end of year	$81.77	$81.88	$100.00	$101.38	$101.55

Total Return(d)
Based on net asset value	4.32%	(16.04)%	0.57%	2.79%	9.82%

Ratios to Average Net Assets(e)
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%

Total expenses after fees waived	0.25%	0.24%	0.25%	0.24%	0.25%

Net investment income	4.37%	2.67%	1.79%	2.65%	3.55%

Supplemental Data
Net assets, end of year (000)	$57,237	$69,600	$114,999	$131,792	$142,173

Portfolio turnover rate(f)(g)	464%	550%	546%	703%	504%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)	Includes mortgage dollar roll transactions (“MDRs”).

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	191

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Core Total USD Bond Market	Diversified
U.S. Fixed Income Balanced Risk Factor	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

192	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security

N O T E S T O F I N A N C I A L S T A T E M E N T S	193

Notes to Financial Statements   (continued)

will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

To mitigate counterparty risk, a fund enters into a two-way collateral agreement for TBA transactions with certain counterparties. Under such agreement, the “in-the-money” party of a TBA transaction may at any time require the other party to pledge collateral assets (in the form of cash or securities) to offset any loss the in-the-money party would incur upon cancellation of the TBA transaction. A party is in-the-money if they are the buyer and the market value of the TBA transaction increases or if they are the seller and the market value of the TBA transaction decreases. Cash collateral received from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is noted in the Schedule of Investments and the obligation to return the collateral is presented as a liability in the Statements of Assets and Liabilities. Securities pledged as collateral by a fund, if any, are noted in the Schedule of Investments.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

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Notes to Financial Statements   (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Core Total USD Bond Market
Barclays Bank PLC	$30,677,018	$(30,677,018)	$—		$—
Barclays Capital, Inc.	6,595,903	(6,595,903)	—		—
BMO Capital Markets Corp.	2,261,268	(2,261,268)	—		—
BNP Paribas SA	19,680,087	(19,680,087)	—		—
BofA Securities, Inc.	4,206,638	(4,206,638)	—		—
Citigroup Global Markets, Inc.	7,860,443	(7,860,443)	—		—
Credit Suisse Securities (USA) LLC	732,391	(732,391)	—		—
Deutsche Bank Securities, Inc.	2,877,948	(2,877,948)	—		—
Goldman Sachs & Co. LLC	38,747,095	(38,747,095)	—		—
HSBC Securities (USA), Inc.	467,419	(467,419)	—		—
J.P. Morgan Securities LLC	48,227,580	(48,227,580)	—		—
Jefferies LLC	8,337,156	(8,337,156)	—		—
Nomura Securities International, Inc.	1,161,758	(1,133,333)	—		28,425	(b)
Pershing LLC	5,948,055	(5,948,055)	—		—
Scotia Capital (USA), Inc.	1,679,861	(1,679,861)	—		—
State Street Bank & Trust Co.	727,969	(727,969)	—		—
TD Securities (USA) LLC	2,903,185	(2,903,185)	—		—
Toronto-Dominion Bank	2,245,256	(2,245,256)	—		—
UBS AG	506,635	(506,635)	—		—
UBS Securities LLC	639,079	(639,079)	—		—
Wells Fargo Bank N.A.	787,203	(787,203)	—		—
Wells Fargo Securities LLC	10,095,228	(10,095,228)	—		—

	$197,365,175	$(197,336,750)	$—		$28,425

U.S. Fixed Income Balanced Risk Factor
Barclays Bank PLC	$96,875	$(96,875)	$—		$—
Barclays Capital, Inc.	148,604	(148,604)	—		—
BNP Paribas SA	697,321	(697,321)	—		—
BofA Securities, Inc.	167,907	(167,907)	—		—
Citadel Clearing LLC	26,104	(26,104)	—		—
Citigroup Global Markets, Inc.	3,608	(3,608)	—		—
Deutsche Bank Securities, Inc.	86,532	(86,532)	—		—
Goldman Sachs & Co. LLC	1,034,756	(1,034,756)	—		—
HSBC Securities (USA), Inc.	14,053	(14,053)	—		—
J.P. Morgan Securities LLC	375,057	(375,057)	—		—
Jefferies LLC	91,718	(91,718)	—		—
Pershing LLC	24,133	(24,133)	—		—
RBC Capital Markets LLC	284,349	(284,349)	—		—
Scotia Capital (USA), Inc.	70,943	(70,943)	—		—
State Street Bank & Trust Co	96,650	(96,650)	—		—
Wells Fargo Securities LLC	209,824	(209,824)	—		—

	$3,428,434	$(3,428,434)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of October 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

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Notes to Financial Statements   (continued)

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

Core Total USD Bond Market	0.06%
U.S. Fixed Income Balanced Risk Factor	0.25

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations does not include acquired fund fees and expenses.

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares Core Total USD Bond Market ETF and the iShares U.S. Fixed Income Balanced Risk Factor ETF through February 29, 2024 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended October 31, 2023, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

iShares ETF	Amounts Waived

Core Total USD Bond Market	$908,697
U.S. Fixed Income Balanced Risk Factor	799

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

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Notes to Financial Statements   (continued)

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended October 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

Core Total USD Bond Market	$668,816
U.S. Fixed Income Balanced Risk Factor	6,371

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7. PURCHASES AND SALES

For the year ended October 31, 2023, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities and in-kind transactions, were as follows:

	U.S. Government Securities		Other Securities

iShares ETF	Purchases	Sales	Purchases	Sales

Core Total USD Bond Market	$22,752,493,091	$21,927,692,944	$1,049,482,022	$1,035,449,728
U.S. Fixed Income Balanced Risk Factor	325,895,090	328,828,877	34,923,759	34,680,118

For the year ended October 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Core Total USD Bond Market	$4,589,393,150	$1,745,058,562
U.S. Fixed Income Balanced Risk Factor	—	11,245,199

8. INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Core Total USD Bond Market	$(80,649,320)	$80,649,320
U.S. Fixed Income Balanced Risk Factor	(480,457)	480,457

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/23	Year Ended 10/31/22

Core Total USD Bond Market
Ordinary income	$700,562,084	$360,863,234

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Notes to Financial Statements   (continued)

iShares ETF	Year Ended 10/31/23	Year Ended 10/31/22

U.S. Fixed Income Balanced Risk Factor
Ordinary income	$2,788,641	$2,327,209

As of October 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

Core Total USD Bond Market	$71,459,133	$(428,253,419)	$(3,385,490,579)	$(3,742,284,865)
U.S. Fixed Income Balanced Risk Factor	232,149	(14,816,708)	(3,939,286)	(18,523,845)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, amortization methods for premiums and discounts on fixed income securities, the classification of investments, the accrual of income on securities in default and TBA transactions.

As of October 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Core Total USD Bond Market	$25,378,462,454	$8,823,643	$ (3,394,581,808)	$(3,385,758,165)
U.S. Fixed Income Balanced Risk Factor	80,045,394	1,167,237	(5,085,057)	(3,917,820)

9. PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or

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Notes to Financial Statements   (continued)

industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Funds invest.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

The Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The Funds may be exposed to financial instruments that recently transitioned from, or continue to be tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates

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Notes to Financial Statements   (continued)

LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The Secured Overnight Financing Rate (“SOFR”) has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/23		Year Ended 10/31/22

iShares ETF	Shares	Amount	Shares	Amount

Core Total USD Bond Market
Shares sold	133,700,000	$6,047,305,902	134,000,000	$6,520,212,406
Shares redeemed	(51,600,000)	(2,291,921,703)	(20,000,000)	(954,615,404)

	82,100,000	$3,755,384,199	114,000,000	$5,565,597,002

U.S. Fixed Income Balanced Risk Factor
Shares sold	—	$—	50,000	$4,968,327
Shares redeemed	(150,000)	(12,410,824)	(350,000)	(31,497,014)

	(150,000)	$(12,410,824)	(300,000)	$(26,528,687)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11. SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:

On December 14, 2023, the Board approved a proposal to change the name of iShares U.S. Fixed Income Balanced Risk Factor ETF to iShares U.S. Fixed Income Balanced Risk Systematic ETF. This change is expected to become effective on January 26, 2024.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

iShares Core Total USD Bond Market ETF

iShares U.S. Fixed Income Balanced Risk Factor ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	201

Important Tax Information (unaudited)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2023:

iShares ETF	Federal Obligation Interest

Core Total USD Bond Market	$213,301,588
U.S. Fixed Income Balanced Risk Factor	26,127

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2023:

iShares ETF	Interest Dividends

Core Total USD Bond Market	$703,595,186
U.S. Fixed Income Balanced Risk Factor	2,738,870

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2023:

iShares ETF	Interest-Related Dividends

Core Total USD Bond Market	$581,898,410
U.S. Fixed Income Balanced Risk Factor	2,317,187

202	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Core Total USD Bond Market ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract   (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract   (continued)

iShares U.S. Fixed Income Balanced Risk Factor ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract   (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Core Total USD Bond Market	$1.498412	$—	$—	$1.498412	100%	—%	—%	100%
U.S. Fixed Income Balanced Risk Factor	3.667702	—	—	3.667702	100	—	—	100

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	207

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of October 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

208	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	209

Trustee and Officer Information (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President. Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

210	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	211

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGM	Assured Guaranty Municipal Corp.

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

CJSC	Closed Joint Stock Company

CMT	Constant Maturity Treasury

GO	General Obligation

GOL	General Obligation Limited

JSC	Joint Stock Company

LIBOR	London Interbank Offered Rate

NPFGC	National Public Finance Guarantee Corp.

PIK	Payment-in-kind

PJSC	Public Joint Stock Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

SAP	Subject to Appropriations

SCA	Svenska Celluosa Aktiebolaget

SOFR	Secured Overnight Financing Rate

TBA	To-Be-Announced

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Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by ICE Data Indices, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1013-1023

OCTOBER 31, 2023

2023 Annual Report

iShares Trust

• iShares 20+ Year Treasury Bond BuyWrite Strategy ETF | TLTW | Cboe BZX

• iShares High Yield Corporate Bond BuyWrite Strategy ETF | HYGW | Cboe BZX

• iShares Investment Grade Corporate Bond BuyWrite Strategy ETF | LQDW | Cboe BZX

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	1.39%	10.14%

U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)

International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40

Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

U.S. Bond Market Overview

The U.S. fixed-income market, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a return of 0.36% for the 12 months ended October 31, 2023 (the “reporting period”). The benefit of income outweighed the effect of falling prices, leading to a narrow gain.

Several factors played a role in the weak showing for bonds. When the reporting period began, the market was seeing support from a decline in inflation from the peak reached in the months following the outbreak of war in Ukraine. The easing of price pressures fueled expectations that the U.S. Federal Reserve (Fed) could be nearing the end of its long series of interest rate hikes, leading to positive market performance in late 2022. As 2023 progressed, however, the combination of persistent inflation and communications from Fed officials made it clear that although rate hikes were indeed winding down, interest rates were likely to remain “higher for longer.” Continued strength in economic growth, together with elevated housing prices and robust employment, reinforced the notion that the Fed would need to maintain high rates to prevent a reacceleration of inflation. The Fed ultimately raised rates six times over the course of the 12-month period, bringing the benchmark fed funds rate from a range of 3.0-3.25% to 5.25%-5.50%. More important, however, was the fact that the markets continued to push out expectations for the central bank’s first rate cut. At the beginning of the period, the futures markets were indicating the initial rate reduction would occur in the second half of 2023. In contrast, the expected timing had shifted to late 2024 by the end of October.

In this environment, U.S. Treasury yields moved higher across the maturity spectrum (as prices fell). The two-year note climbed 4.48% to 5.09% over the course of the 12-month period, while the 10-year yield rose from 4.05% to 4.93%. Both issues finished October 2023 near their highest levels since 2007. The government bond market, in addition to being affected by rising interest rates, was further pressured by worries that the need for increased Treasury issuance would create an imbalance of supply and demand in the market.

The volatility in U.S. Treasuries, together with lower mortgage pre-payments and the Fed’s efforts to reduce the fixed-income holdings on its balance sheet, caused mortgage-backed securities to finish with a negative return. Conversely, the other major segments of the securitized category—asset-backed securities and commercial mortgage-backed securities—posted gains. Investment-grade corporate bonds also produced positive returns and outpaced Treasuries. The asset class benefited from a larger contribution from income and a decline in its yield spreads versus government issues.

Bonds with maturities of ten years and above, which are most sensitive to rate movements, trailed the broader market. On the other hand, issues in the three- to- seven-year maturity range outperformed. Higher-rated investment-grade bonds, whose performance is dictated more by interest-rate trends than credit developments, generally lagged lower-rated securities.

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Fund Summary as of October 31, 2023	iShares® 20+ Year Treasury Bond BuyWrite Strategy ETF

Investment Objective

The iShares 20+Year Treasury Bond BuyWrite Strategy ETF (the “Fund”) seeks to track the investment results of an index that reflects a strategy of holding the iShares 20+ Year Treasury Bond ETF while writing (selling) one-month call options to generate income as represented by the Cboe TLT 2% OTM BuyWrite Index (the “Index”).The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(5.39)%	(15.14)%	(5.39)%	(17.96)%
Fund Market	(5.00)	(15.11)	(5.00)	(17.91)
Index	(4.74)	(14.65)	(4.74)	(17.33)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was August 18, 2022. The first day of secondary market trading was August 22, 2022.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 849.70	$ 0.93		$ 1,000.00	$ 1,024.20	$ 1.02		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2023 (continued)	iShares® 20+ Year Treasury Bond BuyWrite Strategy ETF

Portfolio Management Commentary

Given continued strength in economic growth and inflation that remained above its 2% target, the U.S. Federal Reserve (the Fed) raised its benchmark overnight lending rate six times over the course of the 12-month period, bringing the fed funds target from a range of 3.0-3.25% to 5.25%-5.50%. In addition, the Fed indicated that rates were likely to stay “higher for longer”. The U.S. government’s mounting debt load and need for greater Treasury issuance also weighed on bond market sentiment. Against this backdrop, Treasury yields finished the period higher across the maturity spectrum. To illustrate, the two-year Treasury yield rose from 4.51% to 5.07% while the 10-year yield rose from 4.10% to 4.88%.

Given their greater interest rate sensitivity, returns for Treasuries with maturities of ten years and above were well into negative territory for the 12 months, while returns were positive for Treasuries with maturities under seven years, led by the 0-3 year segment.

The strategy posted a positive return by seeking to track the investment results of an index that reflects the iShares iBoxx $ 20+ Year Treasury Bond ETF while writing (selling) one-month covered call options to generate income.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	99.3%
Short-term Investments	1.5
Options Written	(0.8)

MATURITY ALLOCATION (of the UNDERLYING FUND)

Maturity	Percent of Total Investments	(a)

5-10 Years	4.6%
20-25 Years	32.8
25-30 Years	62.6

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® High Yield Corporate Bond BuyWrite Strategy ETF

Investment Objective

The iShares High Yield Corporate Bond BuyWrite Strategy ETF (the “Fund”) seeks to track the investment results of an index that reflects a strategy of holding the iShares iBoxx $ High Yield Corporate Bond ETF while writing (selling) one-month call options to generate income as represented by the Cboe HYG BuyWrite Index (the “Index”).The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	5.96%	2.28%	5.96%	2.76%
Fund Market	5.99	2.31	5.99	2.79
Index	6.73	2.96	6.73	3.57

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was August 18, 2022. The first day of secondary market trading was August 22, 2022.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 996.50	$ 1.01		$ 1,000.00	$ 1,024.20	$ 1.02		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2023 (continued)	iShares® High Yield Corporate Bond BuyWrite Strategy ETF

Portfolio Management Commentary

Given continued strength in economic growth and inflation that remained above its 2% target, the U.S. Federal Reserve (the Fed) raised its benchmark overnight lending rate six times over the course of the 12-month period, bringing the fed funds target from a range of 3.0-3.25% to 5.25%-5.50%. In addition, the Fed indicated that rates were likely to stay “higher for longer”. The U.S. government’s mounting debt load and need for greater Treasury issuance also weighed on bond market sentiment. Against this backdrop, Treasury yields finished the period higher across the maturity spectrum. To illustrate, the two-year Treasury yield rose from 4.51% to 5.07% while the 10-year yield rose from 4.10% to 4.88%.

Despite the backdrop of rising interest rates, below-investment grade, high yield corporate issues posted a notable positive return. Prices for the sector were supported by the narrowing in credit spreads seen over the period. In addition, high yield bond performance relative to the investment grade corporate market benefited from the sector’s lower interest-rate sensitivity. The significant weighting of energy issuers within the sector also proved helpful as gas and oil prices strengthened over the latter half of the period.

The strategy posted a strong positive return by seeking to track the investment results of a high yield corporate bond index that reflects the iShares iBoxx $ High Yield Corporate Bond ETF while writing (selling) one-month covered call options to generate income.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	100.0%
Short-term Investments	1.0
Options Written	(1.0)

MATURITY ALLOCATION (of the UNDERLYING FUND)

Maturity	Percent of Total Investments	(a)
0-1 Year	0.1%
1-5 Years	54.3
5-10 Years	43.8
10-15 Years	0.6
More than 20 Years	1.2

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® Investment Grade Corporate Bond BuyWrite Strategy ETF

Investment Objective

The iShares Investment Grade Corporate Bond BuyWrite Strategy ETF (the “Fund”) seeks to track the investment results of an index that reflects a strategy of holding the iShares iBoxx $ Investment Grade Corporate Bond ETF while writing (selling) one-month call options to generate income as represented by the Cboe LQD BuyWrite Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	1.56%	(5.60)%	1.56%	(6.71)%
Fund Market	1.74	(5.54)	1.74	(6.64)
Index	1.94	(5.24)	1.94	(6.26)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was August 18, 2022. The first day of secondary market trading was August 22, 2022.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 955.60	$ 0.99		$ 1,000.00	$ 1,024.20	$ 1.02		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2023 (continued)	iShares® Investment Grade Corporate Bond BuyWrite Strategy ETF

Portfolio Management Commentary

Given continued strength in economic growth and inflation that remained above its 2% target, the U.S. Federal Reserve (the Fed) raised its benchmark overnight lending rate six times over the course of the 12-month period, bringing the fed funds target from a range of 3.0-3.25% to 5.25%-5.50%. In addition, the Fed indicated that rates were likely to stay “higher for longer”. The U.S. government’s mounting debt load and need for greater Treasury issuance also weighed on bond market sentiment. Against this backdrop, Treasury yields finished the period higher across the maturity spectrum. To illustrate, the two-year Treasury yield rose from 4.51% to 5.07% while the 10-year yield rose from 4.10% to 4.88%.

Investment grade corporate bonds experienced positive returns in aggregate, as the sector is less interest rate-sensitive relative to Treasuries. In addition, corporate issues trade at a yield advantage versus Treasuries and their prices broadly were supported by a narrowing in spreads over the period. Returns for investment grade corporate bonds with maturities of five years or less exceeded those for their longer-term counterparts given their lower interest rate sensitivity. In addition, an inverted yield curve eliminated the traditional income advantage for longer maturity bonds. In terms of credit quality, lower-rated issues in the Moody’s A and Baa rating categories led performance within the Index and accounted for the great majority of the positive return due to their significant weights within the Index.

The strategy posted a positive return by seeking to track the investment results of an investment grade corporate bond index that reflects the iShares iBoxx $ Investment Grade Corporate Bond ETF while writing (selling) one-month covered call options to generate income.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	99.7%
Short-term Investments	1.2
Options Written	(0.9)

CREDIT QUALITY ALLOCATION (of the UNDERLYING FUND)

Credit Rating(a)	Percent of Total Investments	(b)

Aaa	2.7%

Aa	4.6

A	45.1

Baa	44.7

Ba	2.2
Not Rated	0.7

(a)

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes money market funds.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	11

Schedule of Investments October 31, 2023	iShares® 20+ Year Treasury Bond BuyWrite Strategy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.3%
iShares 20+ Year Treasury Bond ETF(a)(b)	7,711,980	$644,567,288

Total Investment Companies (Cost: $773,889,178)		644,567,288

Short-Term Securities

Money Market Funds — 1.5%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(a)(c)	9,740,000	9,740,000

Total Short-Term Securities — 1.5% (Cost: $9,740,000)		9,740,000

Total Investments Before Options Written — 100.8% (Cost: $ 783,629,178)		654,307,288

Options Written — (0.8)%
(Premiums Received: $ (7,524,254))		(5,229,293)

Total Investments, Net of Options Written — 100.0% (Cost: $776,104,924)		649,077,995

Other Assets Less Liabilities — 0.0%		66,105

Net Assets — 100.0%		$649,144,100

(a)	Affiliate of the Fund.

(b)	All or a portion of this security was pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$310,000	$9,430,000	(a)	$—	$—	$—	$9,740,000	9,740,000	$104,016	$—
iShares 20+ Year Treasury Bond ETF	21,732,970	815,884,655		(62,742,141)	(3,315,523)	(126,992,673)	644,567,288	7,711,980	8,687,047	—

					$(3,315,523)	$(126,992,673)	$654,307,288		$8,791,063	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
iShares 20+ Year Treasury Bond ETF	77,119	11/17/23	USD	86.00	USD	644,561	$(5,229,293)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$2,294,961	$—	$(5,229,293)

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® 20+ Year Treasury Bond BuyWrite Strategy ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$5,229,293	$—	$—	$—	$5,229,293

For the period ended October 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Options written	$—	$—	$22,186,068	$—	$—	$—	$22,186,068

Net Change in Unrealized Appreciation (Depreciation) on
Options written	$—	$—	$2,236,454	$—	$—	$—	$2,236,454

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$2,115,451

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Investment Companies	$644,567,288	$—	$—	$644,567,288
Short-Term Securities
Money Market Funds	9,740,000	—	—	9,740,000

	$654,307,288	$—	$—	$654,307,288

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(5,229,293)	$—	$(5,229,293)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments October 31, 2023	iShares® High Yield Corporate Bond BuyWrite Strategy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 100.0%
iShares iBoxx $ High Yield Corporate Bond ETF(a)(b)	603,448	$43,792,221

Total Investment Companies (Cost: $45,014,026)		43,792,221

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(a)(c)	430,000	430,000

Total Short-Term Securities — 1.0% (Cost: $430,000)		430,000

Total Investments Before Options Written — 101.0% (Cost: $ 45,444,026)		44,222,221

Options Written — (1.0)% (Premiums Received: $ (319,636))		(418,687)

Total Investments, Net of Options Written — 100.0% (Cost: $45,124,390)		43,803,534

Other Assets Less Liabilities — 0.0%		2,151

Net Assets — 100.0%		$43,805,685

(a)	Affiliate of the Fund.
(b)	All or a portion of this security was pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$100,000	$330,000(a	)	$—	$—	$—	$430,000	430,000	$6,162	$—

iShares iBoxx $ High Yield Corporate Bond ETF	9,440,381	41,543,061		(6,109,176)	(20,108)	(1,061,937)	43,792,221	603,448	1,389,944	—

					$(20,108)	$(1,061,937)	$44,222,221		$1,396,106	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
iShares iBoxx $ High Yield Corporate Bond ETF	6,034	11/17/23	USD	72.00	USD	43,789	$(418,687)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$—	$(99,051)	$(418,687)

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® High Yield Corporate Bond BuyWrite Strategy ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$418,687	$—	$—	$—	$418,687

For the period ended October 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Options written	$—	$—	$287,613	$—	$—	$—	$287,613

Net Change in Unrealized Appreciation (Depreciation) on
Options written	$—	$—	$(17,101)	$—	$—	$—	$(17,101)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$214,202

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Investment Companies	$43,792,221	$—	$—	$43,792,221
Short-Term Securities
Money Market Funds	430,000	—	—	430,000

	$44,222,221	$—	$—	$44,222,221

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(418,687)	$—	$(418,687)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments October 31, 2023	iShares® Investment Grade Corporate Bond BuyWrite Strategy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.7%
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)(b)	1,744,138	$172,966,166

Total Investment Companies (Cost: $184,471,851)		172,966,166

Short-Term Securities

Money Market Funds — 1.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(a)(c)	2,130,000	2,130,000

Total Short-Term Securities — 1.2% (Cost: $2,130,000)		2,130,000

Total Investments Before Options Written — 100.9% (Cost: $ 186,601,851)		175,096,166

Options Written — (0.9)% (Premiums Received: $ (1,803,005))		(1,626,406)

Total Investments, Net of Options Written — 100.0% (Cost: $184,798,846)		173,469,760

Other Assets Less Liabilities — 0.0%		7,745

Net Assets — 100.0%		$173,477,505

(a)	Affiliate of the Fund.
(b)	All or a portion of this security was pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$300,000	$1,830,000	(a)	$—	$—	$—	$2,130,000	2,130,000	$27,248	$—
iShares iBoxx $ Investment Grade Corporate Bond ETF	12,597,197	185,503,645		(14,389,451)	66,564	(10,811,789)	172,966,166	1,744,138	2,936,490	—

					$66,564	$(10,811,789)	$175,096,166		$2,963,738	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
iShares iBoxx $ Investment Grade Corporate Bond ETF	17,441	11/17/23	USD	99.00	USD	172,962	$(1,626,406)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$176,599	$—	$(1,626,406)

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® Investment Grade Corporate Bond BuyWrite Strategy ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$1,626,406	$—	$—	$—	$1,626,406

For the period ended October 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Options written	$—	$—	$3,421,155	$—	$—	$—	$3,421,155

Net Change in Unrealized Appreciation (Depreciation) on
Options written	$—	$—	$229,544	$—	$—	$—	$229,544

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$781,768

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Investment Companies	$172,966,166	$—	$—	$172,966,166
Short-Term Securities
Money Market Funds	2,130,000	—	—	2,130,000

	$175,096,166	$—	$—	$175,096,166

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(1,626,406)	$—	$(1,626,406)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	17

Statements of Assets and Liabilities

October 31, 2023

	iShares 20+ Year Treasury Bond BuyWrite Strategy ETF	iShares High Yield Corporate Bond BuyWrite Strategy ETF	iShares Investment Grade Corporate Bond BuyWrite Strategy ETF

ASSETS
Investments, at value — affiliated(a)	$654,307,288	$44,222,221	$175,096,166
Cash	9,511	8,363	8,653
Receivables:
Options written	78,114	—	16,184
Capital shares sold	60,910	—	5,512
Dividends — affiliated	27,143	1,141	5,472

Total assets	654,482,966	44,231,725	175,131,987

LIABILITIES
Options written, at value(b)	5,229,293	418,687	1,626,406
Payables:
Investment advisory fees	109,573	7,353	28,076

Total liabilities	5,338,866	426,040	1,654,482

Commitments and contingent liabilities

NET ASSETS	$649,144,100	$43,805,685	$173,477,505

NET ASSETS CONSIST OF
Paid-in capital	$776,226,318	$45,169,555	$184,906,249
Accumulated loss	(127,082,218)	(1,363,870)	(11,428,744)

NET ASSETS	$649,144,100	$43,805,685	$173,477,505

NET ASSETVALUE
Shares outstanding	23,925,000	1,300,000	5,700,000

Net asset value	$27.13	$33.70	$30.43

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Investments, at cost — affiliated	$783,629,178	$45,444,026	$186,601,851
(b) Premiums received	7,524,254	319,636	1,803,005
See notes to financial statements.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended October 31, 2023

	iShares 20+ Year Treasury Bond BuyWrite Strategy ETF	iShares High Yield Corporate Bond BuyWrite Strategy ETF	iShares Investment Grade Corporate Bond BuyWrite Strategy ETF

INVESTMENT INCOME
Dividends — affiliated	$8,791,063	$1,396,106	$2,963,738
Interest — unaffiliated	8,118	874	1,963

Total investment income	8,799,181	1,396,980	2,965,701

EXPENSES
Investment advisory	885,721	159,273	247,001

Total expenses	885,721	159,273	247,001

Less:
Investment advisory fees waived	(341,730)	(109,537)	(96,127)

Total expenses after fees waived	543,991	49,736	150,874

Net investment income	8,255,190	1,347,244	2,814,827

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	—	2,690	—
Investments — affiliated	(5,098)	(6,665)	(68,311)
In-kind redemptions — affiliated(a)	(3,310,425)	(13,443)	134,875
Options written	22,186,068	287,613	3,421,155

	18,870,545	270,195	3,487,719

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(126,992,673)	(1,061,937)	(10,811,789)
Options written	2,236,454	(17,101)	229,544

	(124,756,219)	(1,079,038)	(10,582,245)

Net realized and unrealized loss	(105,885,674)	(808,843)	(7,094,526)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(97,630,484)	$538,401	$(4,279,699)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	19

Statements of Changes in Net Assets

	iShares 20+ Year Treasury Bond BuyWrite Strategy ETF		iShares High Yield Corporate Bond BuyWrite Strategy ETF

	Year Ended 10/31/23	Period From 08/18/22 to 10/31/22 (a)	Year Ended 10/31/23	Period From 08/18/22 to 10/31/22 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,255,190	$50,157	$1,347,244	$52,843
Net realized gain	18,870,545	330,681	270,195	84,435
Net change in unrealized appreciation (depreciation)	(124,756,219)	(2,270,710)	(1,079,038)	(241,818)

Net increase (decrease) in net assets resulting from operations	(97,630,484)	(1,889,872)	538,401	(104,540)

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income	(30,491,033)	(381,254)	(1,673,896)	(205,232)
Return of capital	(3,125,516)	(28,722)	(1,968,599)	(10,822)

Decrease in net assets resulting from distributions to shareholders	(33,616,549)	(409,976)	(3,642,495)	(216,054)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	758,525,298	24,165,683	37,540,110	9,690,263

NET ASSETS
Total increase in net assets	627,278,265	21,865,835	34,436,016	9,369,669
Beginning of period	21,865,835	—	9,369,669	—

End of period	$649,144,100	$21,865,835	$43,805,685	$9,369,669

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Investment Grade Corporate Bond BuyWrite Strategy ETF

	Year Ended 10/31/23	Period From 08/18/22 to 10/31/22 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,814,827	$51,955
Net realized gain (loss)	3,487,719	(197,148)
Net change in unrealized appreciation (depreciation)	(10,582,245)	(746,841)

Net decrease in net assets resulting from operations	(4,279,699)	(892,034)

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income	(6,385,924)	(218,030)
Return of capital	(4,835,754)	(33,141)

Decrease in net assets resulting from distributions to shareholders	(11,221,678)	(251,171)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	176,420,291	13,701,796

NET ASSETS
Total increase in net assets	160,918,914	12,558,591
Beginning of period	12,558,591	—

End of period	$173,477,505	$12,558,591

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Financial Highlights

(For a share outstanding throughout each period)

	iShares 20+ Year Treasury Bond BuyWrite Strategy ETF

	Year Ended 10/31/23	Period From 08/18/22 to 10/31/22	(a)

Net asset value, beginning of period	$33.64	$40.06

Net investment income(b)	0.94	0.13
Net realized and unrealized gain(c)	(2.17)	(5.35)

Net increase from investment operations	(1.23)	(5.22)

Distributions(d)
From net investment income	(4.79)	(1.12)
Return of capital	(0.49)	(0.08)

Total distributions	(5.28)	(1.20)

Net asset value, end of period	$27.13	$33.64

Total Return(e)
Based on net asset value	(5.39)%	(13.29	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.33%	0.35	%(h)

Total expenses after fees waived	0.20%	0.20	%(h)

Net investment income	3.04%	1.81	%(h)

Supplemental Data
Net assets, end of period (000)	$649,144	$21,866

Portfolio turnover rate(i)	1%	0%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares High Yield Corporate Bond BuyWrite Strategy ETF

	Year Ended 10/31/23	Period From 08/18/22 to 10/31/22	(a)

Net asset value, beginning of period	$37.48	$40.06

Net investment income(b)	1.92	0.33
Net realized and unrealized gain (loss)(c)	0.24	(1.54)

Net increase (decrease) from investment operations	2.16	(1.21)

Distributions(d)
From net investment income	(2.73)	(1.30)
Return of capital	(3.21)	(0.07)

Total distributions	(5.94)	(1.37)

Net asset value, end of period	$33.70	$37.48

Total Return(e)
Based on net asset value	5.96%	(3.02	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.64%	0.70	%(h)

Total expenses after fees waived	0.20%	0.20	%(h)

Net investment income	5.42%	4.25	%(h)

Supplemental Data
Net assets, end of period (000)	$43,806	$9,370

Portfolio turnover rate(i)	1%	0%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Investment Grade Corporate Bond BuyWrite Strategy ETF

	Year Ended 10/31/23		Period From 08/18/22 to 10/31/22	(a)

Net asset value, beginning of period	$35.88		$40.10

Net investment income(b)	1.22		0.17
Net realized and unrealized loss(c)	(0.53)		(3.40)

Net increase (decrease) from investment operations	0.69		(3.23)

Distributions(d)
From net investment income	(3.49)		(0.86)
Return of capital	(2.65)		(0.13)

Total distributions	(6.14)		(0.99)

Net asset value, end of period	$30.43		$35.88

Total Return(e)
Based on net asset value	1.56%		(8.14	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.33%		0.35	%(h)

Total expenses after fees waived	0.20%		0.20	%(h)

Net investment income	3.73%		2.32	%(h)

Supplemental Data
Net assets, end of period (000)	$173,478		$12,559

Portfolio turnover rate(i)	0	%(j)	0	%(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)	Rounds to less than 0.5%.

See notes to financial statements.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

20+ Year Treasury Bond BuyWrite Strategy	Diversified
High Yield Corporate Bond BuyWrite Strategy	Diversified
Investment Grade Corporate Bond BuyWrite Strategy	Diversified

Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements, including the accounting policies, and schedules of investments for the underlying funds are available on iShares.com and should be read in conjunction with the Funds’ financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Dividend income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date. Interest income is recognized daily on an accrual basis.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income, net realized capital gains and/or return of capital for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

The portion of distributions that exceeds each Fund’s current and accumulated earning and profits will constitute a non-taxable return of capital. Distributions in excess of each Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to the Fund’s shareholders and will not constitute non-taxable returns of capital. Return of capital distributions will reduce a shareholder’s cost basis and will result in higher capital gains or lower capital losses when each Fund’s shares on which distributions were received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gains.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements  (continued)

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

Exchange-traded equity options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as trades and prices of the underlying instruments.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	DERIVATIVE FINANCIAL INSTRUMENTS

Options: The Funds will write European-style call options on its respective underlying fund to generate gains from options premiums.

A European-style call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price on the expiration date. Funds do do not expect to physically settle outstanding option positions as they will generally purchase offsetting call options as necessary to close out the open call positions.

Premiums received on options written, as well as the daily fluctuation in market value, are included in options written at value in the Statements of Assets and Liabilities. When a written option expires without being exercised, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received. When a written option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds or does not exceed the premiums received. Written call options will typically be “covered,” meaning that they hold the underlying instrument subject to be called by the option counterparty. The Funds will seek to write call options up to (but not exceeding) the full amounts of shares of the underlying funds held in the Funds (i.e., the short positions in the call options are offset or “covered,” by the long positions the Funds hold in shares of the underlying funds).

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market.

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

Effective October 9, 2023, for its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.20%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Prior to October 9, 2023, for its investment advisory services to each of the following Funds, BFA was entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

20+ Year Treasury Bond BuyWrite Strategy	0.35%
High Yield Corporate Bond BuyWrite Strategy	0.70
Investment Grade Corporate Bond BuyWrite Strategy	0.35

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations does not include acquired fund fees and expenses.

For the iShares 20+ Year Treasury Bond BuyWrite Strategy ETF, BFA had contractually agreed to waive a portion of its investment advisory fee for the Fund through February 29, 2028 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares 20+ Year Treasury Bond ETF (“TLT”), after taking into account any fee waivers by TLT, plus 0.20%. The contractual waiver was terminated as of October 9, 2023.

For the iShares High Yield Corporate Bond BuyWrite Strategy ETF, BFA had contractually agreed to waive a portion of its investment advisory fee for the Fund through February 29, 2028 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares iBoxx $ High Yield Corporate Bond ETF (“HYG”), after taking into account any fee waivers by HYG, plus 0.20%. The contractual waiver was terminated as of October 9, 2023.

For the iShares Investment Grade Corporate Bond BuyWrite Strategy ETF, BFA had contractually agreed to waive a portion of its investment advisory fee for the Fund through February 29, 2028 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares iBoxx $ Investment Grade Corporate Bond ETF (“LQD”), after taking into account any fee waivers by LQD, plus 0.20%. The contractual waiver was terminated as of October 9, 2023.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended October 31, 2023, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

iShares ETF	Amounts Waived

20+ Year Treasury Bond BuyWrite Strategy	$341,730
High Yield Corporate Bond BuyWrite Strategy	109,537
Investment Grade Corporate Bond BuyWrite Strategy	96,127

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (continued)

6.	PURCHASES AND SALES

For the year ended October 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

20+ Year Treasury Bond BuyWrite Strategy	$1,469,958	$4,756,724
High Yield Corporate Bond BuyWrite Strategy	184,543	2,462,852
Investment Grade Corporate Bond BuyWrite Strategy	98,043	5,456,037

For the year ended October 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

20+ Year Treasury Bond BuyWrite Strategy	$814,414,698	$57,985,417
High Yield Corporate Bond BuyWrite Strategy	41,358,519	3,646,324
Investment Grade Corporate Bond BuyWrite Strategy	185,405,602	8,933,414

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2023, permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

20+ Year Treasury Bond BuyWrite Strategy	$(3,310,425)	$3,310,425
High Yield Corporate Bond BuyWrite Strategy	(13,443)	13,443

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/23	Period Ended 10/31/22

20+ Year Treasury Bond BuyWrite Strategy
Ordinary income	$30,491,033	$381,254
Return of capital	3,125,516	28,722

	$33,616,549	$409,976

High Yield Corporate Bond BuyWrite Strategy
Ordinary income	$1,673,896	$205,232
Return of capital	1,968,599	10,822

	$3,642,495	$216,054

Investment Grade Corporate Bond BuyWrite Strategy
Ordinary income	$6,385,924	$218,030
Return of capital	4,835,754	33,141

	$11,221,678	$251,171

As of October 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Net Unrealized Gains (Losses)(a)	Total

20+ Year Treasury Bond BuyWrite Strategy	$(127,082,218)	$(127,082,218)
High Yield Corporate Bond BuyWrite Strategy	(1,363,870)	(1,363,870)
Investment Grade Corporate Bond BuyWrite Strategy	(11,428,744)	(11,428,744)

(a)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to tax deferral of losses on straddles.

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of October 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

20+ Year Treasury Bond BuyWrite Strategy	$783,629,468	$—	$(129,322,180)	$(129,322,180)
High Yield Corporate Bond BuyWrite Strategy	45,444,026	—	(1,221,805)	(1,221,805)
Investment Grade Corporate Bond BuyWrite Strategy	186,604,544	—	(11,508,378)	(11,508,378)

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The Funds may be exposed to financial instruments that recently transitioned from, or continue to be tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The Secured Overnight Financing Rate (“SOFR”) has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (continued)

Covered Call Option Risk: By writing covered call options in return for the receipt of premiums, the Funds will give up the opportunity to benefit from potential increases in the value of the underlying funds above the exercise prices of the written options but will continue to bear the risk of declines in the value of the underlying funds. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying funds. In addition, the Funds’ ability to sell shares of the underlying funds will be limited while the options are in effect unless the Funds extinguish the option positions through the purchase of offsetting identical options prior to the expiration of the written options.

The covered call strategy may be subject to imperfect matching or price correlation between the written options and the underlying funds, which could reduce the Funds’ returns. Exchanges may suspend the trading of options. As a result, the Funds may be unable to write or purchase options at times that may be advantageous to the Funds. If the Funds are unable to extinguish the option positions before exercise, the Funds may be required to deliver the corresponding shares of the underlying funds, resulting in increased transaction costs, tracking error, underinvestment, and potentially the realization of capital gains. Further, the Funds use options which are struck once per month, and the timing of changes in the price of the underlying funds may affect the Funds’ performance.

The Funds will be affected by movements in interest rates and the resulting share price of the underlying funds. In a falling interest rate environment, the underlying funds are generally expected to appreciate in price and the Funds may underperform the underlying funds as price appreciation for the Funds is limited to the exercise prices of the options written by the Funds.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/23		Period Ended 10/31/22

iShares ETF	Shares	Amount	Shares	Amount

20+ Year Treasury Bond BuyWrite Strategy
Shares sold	25,125,000	$816,625,073	650,000	$24,165,683
Shares redeemed	(1,850,000)	(58,099,775)	—	—

	23,275,000	$758,525,298	650,000	$24,165,683

High Yield Corporate Bond BuyWrite Strategy
Shares sold	1,150,000	$41,169,969	275,000	$10,621,163
Shares redeemed	(100,000)	(3,629,859)	(25,000)	(930,900)

	1,050,000	$37,540,110	250,000	$9,690,263

Investment Grade Corporate Bond BuyWrite Strategy
Shares sold	5,600,000	$185,142,535	525,000	$19,983,269
Shares redeemed	(250,000)	(8,722,244)	(175,000)	(6,281,473)

	5,350,000	$176,420,291	350,000	$13,701,796

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the three funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (three of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares 20+ Year Treasury Bond BuyWrite Strategy ETF(1)

iShares High Yield Corporate Bond BuyWrite Strategy ETF(1)

iShares Investment Grade Corporate Bond BuyWrite Strategy ETF(1)

(1) Statement of operations for the year ended October 31, 2023, and statement of changes in net assets for the year ended October 31, 2023 and for the period August 18, 2022 (commencement of operations) to October 31, 2022.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	31

Important Tax Information (unaudited)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2023:

iShares ETF	Federal Obligation Interest

20+ Year Treasury Bond BuyWrite Strategy	$8,710,877
High Yield Corporate Bond BuyWrite Strategy	6,809
Investment Grade Corporate Bond BuyWrite Strategy	30,104

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2023:

iShares ETF	Interest Dividends

20+ Year Treasury Bond BuyWrite Strategy	$8,743,258
High Yield Corporate Bond BuyWrite Strategy	1,329,546
Investment Grade Corporate Bond BuyWrite Strategy	2,885,526

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2023:

iShares ETF	Interest-Related Dividends

20+ Year Treasury Bond BuyWrite Strategy	$8,743,258
High Yield Corporate Bond BuyWrite Strategy	997,218
Investment Grade Corporate Bond BuyWrite Strategy	2,440,896

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares 20+Year Treasury Bond BuyWrite Strategy ETF, iShares HighYield Corporate Bond BuyWrite Strategy ETF, iShares Investment Grade Corporate Bond BuyWrite Strategy ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	33

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	35

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
20+ Year Treasury Bond BuyWrite Strategy(a)	$4.180752	$—	$1.101551	$5.282303	79%	—%	21%	100%
High Yield Corporate Bond BuyWrite Strategy(a)	4.147325	—	1.795268	5.942593	70	—	30	100
Investment Grade Corporate Bond BuyWrite Strategy(a)	4.552307	—	1.589430	6.141737	74	—	26	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of October 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	37

Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	39

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

USD United States Dollar

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	41

Additional Financial Information

Schedules of Investments (Unaudited)

October 31, 2023

Statements of Assets and Liabilities (Unaudited)

October 31, 2023

iShares Trust

iShares 20+ Year Treasury Bond ETF | TLT | NASDAQ

iShares iBoxx $ High Yield Corporate Bond ETF | HYG | NYSE Arca

iShares iBoxx $ Investment Grade Corporate Bond ETF | LQD | NYSE Arca

Schedule of Investments (unaudited) October 31, 2023	iShares® 20+ Year Treasury Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 97.8%
U.S. Treasury Note/Bond
1.25%, 05/15/50	$668,270	$293,986,595
1.38%, 08/15/50	1,833,589	834,712,843
1.63%, 11/15/50	5,121,517	2,508,542,900
1.88%, 02/15/51	6,532,733	3,428,919,411
1.88%, 11/15/51	4,116,031	2,146,767,627
2.00%, 02/15/50	3,218,062	1,761,511,601
2.00%, 08/15/51	5,243,378	2,834,701,339
2.25%, 08/15/49	2,242,522	1,309,773,181
2.25%, 02/15/52	745,222	428,939,075
2.38%, 11/15/49	539	323,701
2.50%, 02/15/45	166,952	107,742,476
2.50%, 02/15/46	2,649,139	1,684,169,112
2.50%, 05/15/46	2,555,563	1,619,687,998
2.75%, 11/15/42	26,389	18,389,904
2.75%, 08/15/47	2,510	1,653,986
2.75%, 11/15/47	1,030,445	678,041,121
2.88%, 05/15/43	949,596	671,653,917
2.88%, 08/15/45	1,271,102	875,571,077
2.88%, 11/15/46	948,517	645,028,745
2.88%, 05/15/49	123	82,281
2.88%, 05/15/52	337,896	225,479,852
3.00%, 11/15/44	172,508	122,500,683
3.00%, 02/15/47	853,596	593,215,809
3.00%, 02/15/48	2,746,384	1,895,755,724
3.00%, 08/15/48	1,750,894	1,205,996,908
3.00%, 02/15/49	2,354,673	1,620,769,525
3.00%, 08/15/52	766,855	526,014,602
3.13%, 02/15/43	437,113	323,361,022
3.13%, 08/15/44	2,352,734	1,713,084,152
3.13%, 05/15/48	1,509,107	1,066,514,071
3.38%, 05/15/44	138,542	105,427,519

Security	Par (000)	Value

U.S. Government Obligations (continued)
3.38%, 11/15/48	$1,457,720	$1,078,883,852
3.63%, 08/15/43	659,916	526,438,000
3.63%, 02/15/44	136,185	108,144,800
3.63%, 02/15/53	1,283,143	999,848,773
3.63%, 05/15/53	1,979,694	1,543,233,338
3.75%, 11/15/43	365,092	296,308,912
4.00%, 11/15/42	274,877	233,022,514
4.00%, 11/15/52	1,649,647	1,378,614,978
4.13%, 08/15/53	1,536,939	1,314,803,114

		38,727,617,038

Total Long-Term Investments — 97.8%

(Cost: $ 51,648,454,524)		38,727,617,038

	Shares

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(a)(b)	208,190,000	208,190,000

Total Short-Term Securities — 0.5%

(Cost: $ 208,190,000)		208,190,000

Total Investments — 98.3%

(Cost: $ 51,856,644,524)		38,935,807,038

Other Assets Less Liabilities — 1.7%		662,917,684

Net Assets — 100.0%		$39,598,724,722

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® 20+ Year Treasury Bond ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
U.S. Government Obligations	$—	$38,727,617,038	$—	$38,727,617,038
Short-Term Securities
Money Market Funds	208,190,000	—	—	208,190,000

	$208,190,000	$38,727,617,038	$—	$38,935,807,038

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 1.0%
Clear Channel Outdoor Holdings Inc.
5.13%, 08/15/27 (Call 12/01/23)(a)(b)	$15,779	$14,011,358
7.50%, 06/01/29 (Call 06/01/24)(a)(b)	13,299	9,675,022
7.75%, 04/15/28 (Call 04/15/24)(a)(b)	12,118	9,236,945
9.00%, 09/15/28 (Call 09/15/25)(b)	9,117	8,873,576
Lamar Media Corp.
3.63%, 01/15/31 (Call 01/15/26)(b)	6,631	5,337,955
3.75%, 02/15/28 (Call 11/16/23)(b)	7,200	6,407,100
4.00%, 02/15/30 (Call 02/15/25)(b)	6,481	5,483,574
4.88%, 01/15/29 (Call 01/15/24)(b)	5,117	4,690,946
Outfront Media Capital LLC/Outfront Media Capital Corp.
4.25%, 01/15/29 (Call 01/15/24)(a)(b)	5,995	4,886,685
4.63%, 03/15/30 (Call 03/15/25)(a)(b)	6,060	4,871,331
5.00%, 08/15/27 (Call 11/13/23)(a)(b)	7,689	6,823,987
6.25%, 06/15/25 (Call 12/01/23)(a)	4,802	4,738,614
Stagwell Global LLC, 5.63%, 08/15/29 (Call 08/15/24)(a)(b)	13,520	11,174,145
Terrier Media Buyer Inc., 8.88%, 12/15/27 (Call 11/13/23)(a)(b)	13,012	10,130,200

		106,341,438

Aerospace & Defense — 2.6%
Bombardier Inc.
6.00%, 02/15/28 (Call 02/15/24)(a)	8,816	7,819,547
7.13%, 06/15/26 (Call 12/01/23)(a)	14,861	14,292,983
7.50%, 02/01/29 (Call 02/01/26)(a)(b)	8,581	7,948,151
7.88%, 04/15/27 (Call 12/01/23)(a)(b)	23,410	22,501,123
Rolls-Royce PLC
3.63%, 10/14/25 (Call 07/14/25)(a)	12,077	11,402,701
5.75%, 10/15/27 (Call 07/15/27)(a)	12,036	11,414,642
Spirit AeroSystems Inc.
4.60%, 06/15/28 (Call 03/15/28)(b)	8,769	6,936,551
7.50%, 04/15/25 (Call 12/01/23)(a)	15,108	15,070,230
9.38%, 11/30/29 (Call 11/30/25)(a)(b)	11,126	11,428,627
TransDigm Inc.
4.63%, 01/15/29 (Call 01/15/24)(b)	15,376	13,259,054
4.88%, 05/01/29 (Call 05/01/24)(b)	8,893	7,710,676
5.50%, 11/15/27 (Call 12/01/23)(b)	32,483	30,235,176
6.25%, 03/15/26 (Call 12/01/23)(a)	54,653	53,404,179
6.75%, 08/15/28 (Call 02/15/25)(a)	26,269	25,448,094
6.88%, 12/15/30 (Call 08/18/26)(a)(b)	18,252	17,635,995
7.50%, 03/15/27 (Call 12/01/23)	6,090	6,081,888
Triumph Group Inc.
7.75%, 08/15/25 (Call 12/01/23)(b)	6,050	5,747,500
9.00%, 03/15/28 (Call 03/15/25)(a)(b)	14,806	14,340,073

		282,677,190

Agriculture — 0.3%
Darling Ingredients Inc.
5.25%, 04/15/27 (Call 11/13/23)(a)(b)	6,145	5,842,254
6.00%, 06/15/30 (Call 06/15/25)(a)(b)	12,281	11,562,807
Vector Group Ltd.
5.75%, 02/01/29 (Call 02/01/24)(a)	10,705	9,084,798
10.50%, 11/01/26 (Call 12/01/23)(a)(b)	6,731	6,725,009

		33,214,868

Airlines — 2.1%
Air Canada, 3.88%, 08/15/26 (Call 02/15/26)(a)(b)	15,119	13,758,290
American Airlines Group Inc., 3.75%, 03/01/25(a)(b)	6,240	5,826,654

Security	Par (000)	Value

Airlines (continued)
American Airlines Inc.
7.25%, 02/15/28 (Call 02/15/25)(a)(b)	$9,234	$8,599,162
11.75%, 07/15/25(a)	28,919	30,636,066
American Airlines Inc./AAdvantage Loyalty IP Ltd.
5.50%, 04/20/26(a)	34,666	33,693,069
5.75%, 04/20/29(a)	37,548	33,777,041
Delta Air Lines Inc.
2.90%, 10/28/24 (Call 09/28/24)(b)	3,348	3,218,265
3.75%, 10/28/29 (Call 07/28/29)(b)	7,562	6,418,248
4.38%, 04/19/28 (Call 01/19/28)(b)	5,890	5,387,544
7.38%, 01/15/26 (Call 12/15/25)	10,599	10,704,460
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26 (Call 01/20/24)(a)	14,298	10,530,785
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25 (Call 11/14/23)(a)(b)	13,533	9,980,827
United Airlines Inc.
4.38%, 04/15/26 (Call 10/15/25)(a)(b)	25,020	23,195,624
4.63%, 04/15/29 (Call 10/15/28)(a)	24,780	20,926,710
VistaJet Malta Finance PLC/Vista Management Holding Inc.
6.38%, 02/01/30 (Call 02/01/25)(a)(b)	11,893	7,971,878
7.88%, 05/01/27 (Call 05/01/24)(a)(b)	6,391	4,921,070
9.50%, 06/01/28 (Call 06/01/25)(a)(b)	6,221	4,759,065

		234,304,758

Apparel — 0.2%
Hanesbrands Inc.
4.88%, 05/15/26 (Call 02/15/26)(a)(b)	10,999	10,105,331
9.00%, 02/15/31 (Call 02/15/26)(a)(b)	7,662	7,125,660

		17,230,991

Auto Manufacturers — 3.4%
Allison Transmission Inc.
3.75%, 01/30/31 (Call 01/30/26)(a)(b)	12,443	9,860,331
4.75%, 10/01/27 (Call 11/13/23)(a)	4,512	4,117,200
5.88%, 06/01/29 (Call 06/01/24)(a)(b)	6,523	6,040,486
Aston Martin Capital Holdings Ltd., 10.50%, 11/30/25 (Call 11/01/24)(a)	14,071	13,912,701
Ford Motor Co.
3.25%, 02/12/32 (Call 11/12/31)	23,978	18,077,973
4.35%, 12/08/26 (Call 09/08/26)(b)	14,926	14,066,262
6.10%, 08/19/32 (Call 05/19/32)(b)	16,885	15,618,625
9.63%, 04/22/30 (Call 01/22/30)	4,109	4,581,021
Ford Motor Credit Co. LLC
2.30%, 02/10/25 (Call 01/10/25)	11,506	10,870,639
2.70%, 08/10/26 (Call 07/10/26)(b)	15,097	13,539,141
2.90%, 02/16/28 (Call 12/16/27)	7,356	6,262,531
2.90%, 02/10/29 (Call 12/10/28)(b)	7,055	5,776,987
3.38%, 11/13/25 (Call 10/13/25)(b)	21,035	19,636,173
3.63%, 06/17/31 (Call 03/17/31)	9,509	7,507,665
3.82%, 11/02/27 (Call 08/02/27)	7,403	6,607,918
4.00%, 11/13/30 (Call 08/13/30)(b)	16,238	13,377,676
4.06%, 11/01/24 (Call 10/01/24)	14,222	13,845,117
4.13%, 08/04/25	13,853	13,215,762
4.13%, 08/17/27 (Call 06/17/27)	12,334	11,209,756
4.27%, 01/09/27 (Call 11/09/26)	8,750	8,094,625
4.39%, 01/08/26	12,384	11,752,416
4.54%, 08/01/26 (Call 06/01/26)	7,286	6,844,286
4.69%, 06/09/25 (Call 04/09/25)	5,496	5,311,884
4.95%, 05/28/27 (Call 04/28/27)(b)	14,763	13,864,795

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
5.11%, 05/03/29 (Call 02/03/29)	$14,738	$13,350,712
5.13%, 06/16/25 (Call 05/16/25)	16,862	16,401,499
6.80%, 05/12/28 (Call 04/12/28)(b)	14,084	14,048,790
6.95%, 03/06/26 (Call 02/06/26)	12,422	12,454,297
6.95%, 06/10/26 (Call 05/10/26)(b)	8,966	8,989,510
7.20%, 06/10/30 (Call 04/10/30)(b)	8,371	8,365,474
7.35%, 11/04/27 (Call 10/04/27)	14,844	15,020,273
7.35%, 03/06/30 (Call 01/06/30)(b)	11,261	11,317,305
Jaguar Land Rover Automotive PLC
4.50%, 10/01/27 (Call 07/01/27)(a)(b)	6,013	5,222,215
5.50%, 07/15/29 (Call 07/15/24)(a)	5,000	4,299,475
5.88%, 01/15/28 (Call 01/15/24)(a)(b)	5,965	5,372,228
7.75%, 10/15/25 (Call 12/01/23)(a)	9,051	9,042,348

		377,876,096

Auto Parts & Equipment — 1.8%
Adient Global Holdings Ltd.
4.88%, 08/15/26 (Call 12/01/23)(a)(b)	10,053	9,360,348
7.00%, 04/15/28 (Call 04/15/25)(a)(b)	5,981	5,878,438
8.25%, 04/15/31 (Call 04/15/26)(a)(b)	6,336	6,163,266
American Axle & Manufacturing Inc.
5.00%, 10/01/29 (Call 10/01/24)(b)	7,500	5,921,036
6.50%, 04/01/27 (Call 12/01/23)(b)	5,811	5,474,233
6.88%, 07/01/28 (Call 11/13/23)(b)	5,241	4,650,894
Clarios Global LP, 6.75%, 05/15/25 (Call 12/01/23)(a)	5,421	5,375,464
Clarios Global LP/Clarios U.S. Finance Co.
6.25%, 05/15/26 (Call 12/04/23)(a)(b)	11,037	10,771,869
6.75%, 05/15/28 (Call 05/15/25)(a)(b)	9,267	8,995,719
8.50%, 05/15/27 (Call 12/04/23)(a)(b)	24,306	23,920,750
Dana Inc.
4.25%, 09/01/30 (Call 05/01/26)(b)	4,773	3,777,734
5.38%, 11/15/27 (Call 11/13/23)(b)	5,245	4,821,099
5.63%, 06/15/28 (Call 11/13/23)(b)	4,975	4,508,594
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27 (Call 12/15/26)(b)	8,925	8,215,730
5.00%, 05/31/26 (Call 12/01/23)(b)	11,203	10,592,677
5.00%, 07/15/29 (Call 04/15/29)(b)	10,366	8,911,028
5.25%, 04/30/31 (Call 01/30/31)(b)	6,529	5,379,488
5.25%, 07/15/31 (Call 04/15/31)(b)	7,289	5,935,942
5.63%, 04/30/33 (Call 01/30/33)	5,515	4,423,030
9.50%, 05/31/25 (Call 11/16/23)	10,116	10,229,805
Tenneco Inc., 8.00%, 11/17/28 (Call 11/17/24)(a)	23,807	19,105,118
ZF North America Capital Inc.
4.75%, 04/29/25(a)	13,601	13,105,450
6.88%, 04/14/28 (Call 03/14/28)(a)	7,390	7,158,915
7.13%, 04/14/30 (Call 02/14/30)(a)(b)	7,340	7,120,534

		199,797,161

Banks — 0.8%
Freedom Mortgage Corp.
6.63%, 01/15/27 (Call 01/15/24)(b)	6,527	5,645,855
7.63%, 05/01/26 (Call 12/01/23)(a)	6,040	5,550,257
12.00%, 10/01/28 (Call 10/01/25)(a)	10,121	10,142,254
12.25%, 10/01/30 (Call 10/01/26)(a)	5,920	5,901,520
Intesa Sanpaolo SpA
4.20%, 06/01/32 (Call 06/01/31), (1-year CMT + 2.600%)(a)(b)(c)	9,432	6,704,404
5.71%, 01/15/26(a)	18,594	17,616,984

Security	Par (000)	Value

Banks (continued)
UniCredit SpA
5.46%, 06/30/35 (Call 06/30/30), (5-year CMT + 4.750%)(a)(b)(c)	$18,441	$15,134,497
5.86%, 06/19/32 (Call 06/19/27), (5-year USD ICE Swap + 3.703%)(a)(c)	12,479	11,282,752
7.30%, 04/02/34 (Call 04/02/29), (5-year USD ICE Swap + 4.914%)(a)(b)(c)	15,450	14,313,198

		92,291,721

Building Materials — 1.2%
Builders FirstSource Inc.
4.25%, 02/01/32 (Call 08/01/26)(a)(b)	15,916	12,673,115
5.00%, 03/01/30 (Call 03/01/25)(a)(b)	6,728	5,867,462
6.38%, 06/15/32 (Call 06/15/27)(a)(b)	8,419	7,704,106
Camelot Return Merger Sub Inc., 8.75%, 08/01/28 (Call 08/01/24)(a)(b)	8,764	8,157,093
Emerald Debt Merger Sub LLC, 6.63%, 12/15/30 (Call 06/15/26)(a)	28,343	26,940,021
SRM Escrow Issuer LLC, 6.00%, 11/01/28 (Call 12/01/23)(a)(b)	13,927	12,864,370
Standard Industries Inc./NJ
3.38%, 01/15/31 (Call 07/15/25)(a)	13,282	10,045,681
4.38%, 07/15/30 (Call 07/15/25)(a)(b)	19,326	15,792,434
4.75%, 01/15/28 (Call 12/01/23)(a)(b)	11,959	10,706,375
5.00%, 02/15/27 (Call 12/01/23)(a)	10,614	9,810,159
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29 (Call 11/13/23)(a)(b)	8,854	8,023,938

		128,584,754

Chemicals — 1.9%
ASP Unifrax Holdings Inc
5.25%, 09/30/28 (Call 09/30/24)(a)	9,876	6,658,540
7.50%, 09/30/29 (Call 09/30/24)(a)(b)	4,422	2,314,917
Avient Corp.
5.75%, 05/15/25 (Call 12/01/23)(a)(b)	7,856	7,701,237
7.13%, 08/01/30 (Call 08/01/25)(a)(b)	9,106	8,741,535
Axalta Coating Systems LLC, 3.38%, 02/15/29 (Call 02/15/24)(a)(b)	8,251	6,800,887
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27 (Call 12/04/23)(a)(b)	5,993	5,518,834
Chemours Co. (The)
4.63%, 11/15/29 (Call 11/15/24)(a)	7,488	5,790,096
5.38%, 05/15/27 (Call 02/15/27)(b)	6,071	5,485,482
5.75%, 11/15/28 (Call 11/15/23)(a)(b)	9,674	8,185,337
Methanex Corp.
5.13%, 10/15/27 (Call 04/15/27)(b)	7,950	7,240,105
5.25%, 12/15/29 (Call 09/15/29)	8,727	7,711,439
NOVA Chemicals Corp.
4.25%, 05/15/29 (Call 05/15/24)(a)(b)	7,092	5,247,292
5.00%, 05/01/25 (Call 01/31/25)(a)	6,185	5,831,778
5.25%, 06/01/27 (Call 03/03/27)(a)(b)	13,217	11,196,914
Olin Corp.
5.00%, 02/01/30 (Call 02/01/24)(b)	6,424	5,501,064
5.13%, 09/15/27 (Call 12/01/23)(b)	6,515	5,989,650
5.63%, 08/01/29 (Call 08/01/24)(b)	8,177	7,479,461
Olympus Water U.S. Holding Corp.
4.25%, 10/01/28 (Call 10/01/24)(a)(b)	10,491	8,353,459
6.25%, 10/01/29 (Call 10/01/24)(a)(b)	4,999	3,749,250
9.75%, 11/15/28 (Call 06/01/25)(a)(b)	21,883	21,350,657

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
SCIH Salt Holdings Inc.
4.88%, 05/01/28 (Call 05/01/24)(a)(b)	$13,704	$11,885,597
6.63%, 05/01/29 (Call 05/01/24)(a)(b)	8,448	7,075,200
Tronox Inc., 4.63%, 03/15/29 (Call 03/15/24)(a)(b)	13,249	10,400,465
Valvoline Inc.
3.63%, 06/15/31 (Call 06/15/26)(a)	6,885	5,232,600
4.25%, 02/15/30 (Call 02/15/25)(a)(b)	6,368	6,254,087
WR Grace Holdings LLC
4.88%, 06/15/27 (Call 12/01/23)(a)(b)	9,318	8,342,405
5.63%, 08/15/29 (Call 08/15/24)(a)(b)	14,466	11,211,150

		207,249,438

Commercial Services — 4.3%
ADT Security Corp. (The), 4.13%, 08/01/29 (Call 08/01/28)(a)(b)	12,178	10,449,738
Albion Financing 1 Sarl/Aggreko Holdings Inc., 6.13%, 10/15/26 (Call 12/01/23)(a)	6,222	5,755,350
Albion Financing 2 Sarl, 8.75%, 04/15/27 (Call 12/01/23)(a)(b)	5,500	5,011,325
Allied Universal Holdco LLC/Allied Universal Finance Corp.
6.00%, 06/01/29 (Call 06/01/24)(a)(b)	12,085	8,749,540
6.63%, 07/15/26 (Call 12/01/23)(a)	23,928	22,336,788
9.75%, 07/15/27 (Call 12/01/23)(a)(b)	12,535	10,913,974
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl
4.63%, 06/01/28 (Call 06/01/24)(a)	14,816	12,171,344
4.63%, 06/01/28 (Call 06/01/24)(a)(b)	8,977	7,307,727
APX Group Inc.
5.75%, 07/15/29 (Call 07/15/24)(a)(b)	9,338	7,744,844
6.75%, 02/15/27 (Call 12/01/23)(a)(b)	7,382	7,107,390
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
4.75%, 04/01/28 (Call 04/01/24)(a)(b)	6,437	5,528,954
5.38%, 03/01/29 (Call 03/01/24)(a)(b)	7,151	6,115,428
5.75%, 07/15/27 (Call 11/13/23)(a)(b)	4,719	4,330,390
Block Inc.
2.75%, 06/01/26 (Call 05/01/26)(b)	12,324	11,095,887
3.50%, 06/01/31 (Call 03/01/31)(b)	12,630	9,733,983
Brink’s Co. (The)
4.63%, 10/15/27 (Call 12/01/23)(a)	6,732	6,083,203
5.50%, 07/15/25 (Call 12/01/23)(a)	4,618	4,490,593
Garda World Security Corp.
4.63%, 02/15/27 (Call 12/01/23)(a)(b)	7,417	6,607,620
6.00%, 06/01/29 (Call 06/01/24)(a)	5,997	4,603,195
7.75%, 02/15/28 (Call 02/15/25)(a)(b)	5,154	4,934,955
9.50%, 11/01/27 (Call 12/01/23)(a)	7,409	6,688,345
Gartner Inc.
3.63%, 06/15/29 (Call 06/15/24)(a)	6,288	5,308,330
3.75%, 10/01/30 (Call 10/01/25)(a)	9,408	7,820,400
4.50%, 07/01/28 (Call 12/01/23)(a)	8,997	8,097,390
Grand Canyon University
4.13%, 10/01/24	1,074	1,021,965
5.13%, 10/01/28 (Call 08/01/28)(b)	872	771,546
GTCR W-2 Merger Sub LLC, 7.50%, 01/15/31 (Call 01/15/27)(a)	17,968	17,745,871
Herc Holdings Inc., 5.50%, 07/15/27 (Call 12/01/23)(a)(b)	14,532	13,678,245
Hertz Corp. (The)
4.63%, 12/01/26 (Call 12/01/23)(a)(b)	6,173	5,187,840
5.00%, 12/01/29 (Call 12/01/24)(a)(b)	12,815	9,226,800

Security	Par (000)	Value

Commercial Services (continued)
MPH Acquisition Holdings LLC
5.50%, 09/01/28 (Call 09/01/24)(a)(b)	$12,977	$10,863,371
5.75%, 11/01/28 (Call 12/01/23)(a)(b)	11,817	8,808,628
Neptune Bidco U.S. Inc., 9.29%, 04/15/29 (Call 10/15/25)(a)	32,599	28,783,287
Picasso Finance Sub Inc., 6.13%, 06/15/25 (Call 11/16/23)(a)	6,331	6,228,385
Prime Security Services Borrower LLC/Prime Finance Inc.
3.38%, 08/31/27 (Call 08/31/26)(a)(b)	12,426	10,928,667
5.75%, 04/15/26(a)	16,613	16,114,610
6.25%, 01/15/28 (Call 12/01/23)(a)(b)	16,000	14,848,640
Sabre GLBL Inc., 11.25%, 12/15/27 (Call 06/15/25)(a)(b)	6,597	5,845,767
Sabre Global Inc., 8.63%, 06/01/27 (Call 03/01/25)(a)(b)	10,530	8,682,775
Service Corp. International/U.S.
3.38%, 08/15/30 (Call 08/15/25)(b)	10,229	8,153,536
4.00%, 05/15/31 (Call 05/15/26)(b)	9,670	7,820,951
4.63%, 12/15/27 (Call 12/01/23)(b)	6,805	6,289,909
5.13%, 06/01/29 (Call 06/01/24)(b)	8,793	8,054,938
Sotheby’s, 7.38%, 10/15/27 (Call 11/13/23)(a)(b)	9,605	8,579,666
United Rentals North America Inc.
3.75%, 01/15/32 (Call 07/15/26)(b)	8,966	7,155,508
3.88%, 11/15/27 (Call 11/13/23)	9,116	8,361,286
3.88%, 02/15/31 (Call 08/15/25)(b)	14,128	11,643,238
4.00%, 07/15/30 (Call 07/15/25)(b)	9,346	7,871,668
4.88%, 01/15/28 (Call 11/13/23)(b)	20,767	19,287,351
5.25%, 01/15/30 (Call 01/15/25)(b)	9,171	8,387,262
5.50%, 05/15/27 (Call 12/01/23)	5,719	5,516,553
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 12/01/23)(a)	13,792	13,720,236
Williams Scotsman Inc., 7.38%, 10/01/31 (Call 10/01/26)(a)(b)	6,086	5,984,066
Williams Scotsman International Inc., 4.63%, 08/15/28 (Call 12/01/23)(a)(b)	6,282	5,574,772

		480,124,030

Computers — 1.4%
Condor Merger Sub Inc., 7.38%, 02/15/30 (Call 02/15/25)(a)(b)	24,980	19,984,000
NCR Atleos Escrow Corp., 9.50%, 04/01/29 (Call 10/01/26)(a)	16,477	16,151,250
NCR Corp.
5.00%, 10/01/28 (Call 12/01/23)(a)	7,861	6,789,939
5.13%, 04/15/29 (Call 04/15/24)(a)(b)	14,864	12,822,058
5.25%, 10/01/30 (Call 10/01/25)(a)	5,397	4,473,674
Presidio Holdings Inc.
4.88%, 02/01/27 (Call 12/01/23)(a)(b)	5,805	5,300,570
8.25%, 02/01/28 (Call 12/01/23)(a)	6,193	5,874,189
Seagate HDD Cayman
4.09%, 06/01/29 (Call 03/01/29)(b)	6,021	5,150,965
4.75%, 01/01/25	6,161	6,013,735
4.88%, 06/01/27 (Call 03/01/27)(b)	6,113	5,730,937
8.25%, 12/15/29 (Call 07/15/26)(a)(b)	6,041	6,148,266
8.50%, 07/15/31 (Call 07/15/26)(a)(b)	6,155	6,270,406
9.63%, 12/01/32 (Call 12/01/27)(a)	9,306	9,933,660
Vericast Corp., 11.00%, 09/15/26 (Call 12/01/23)(a)	15,525	16,417,034

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
Western Digital Corp.
2.85%, 02/01/29 (Call 12/01/28)	$3	$2,338
4.75%, 02/15/26 (Call 11/15/25)(b)	28,617	26,831,540

		153,894,561

Cosmetics & Personal Care — 0.4%
Coty Inc.
5.00%, 04/15/26 (Call 12/01/23)(a)(b)	11,083	10,601,813
6.50%, 04/15/26 (Call 12/01/23)(a)(b)	5,890	5,801,650
Coty Inc./HFC Prestige Products Inc./HFC Prestige International U.S. LLC
4.75%, 01/15/29 (Call 01/15/25)(a)(b)	5,808	5,142,113
6.63%, 07/15/30 (Call 07/16/26)(a)	9,519	9,099,759
Edgewell Personal Care Co.
4.13%, 04/01/29 (Call 04/01/24)(a)	6,168	5,164,961
5.50%, 06/01/28 (Call 12/01/23)(a)(b)	9,352	8,533,232

		44,343,528

Distribution & Wholesale — 0.4%
American Builders & Contractors Supply Co. Inc.
3.88%, 11/15/29 (Call 11/15/24)(a)(b)	4,856	4,030,480
4.00%, 01/15/28 (Call 12/01/23)(a)	8,442	7,569,857
H&E Equipment Services Inc., 3.88%, 12/15/28 (Call 12/15/23)(a)(b)	15,580	13,205,514
Ritchie Bros Holdings Inc.
6.75%, 03/15/28 (Call 03/15/25)(a)	6,289	6,176,366
7.75%, 03/15/31 (Call 03/15/26)(a)(b)	9,964	10,001,365
Wesco Aircraft Holdings Inc.
8.50%, 11/15/24 (Call 12/01/23)(a)	9,458	359,404
9.00%, 11/15/26 (Call 12/01/23)(a)(b)	13,501	1,080,080

		42,423,066

Diversified Financial Services — 3.7%
AerCap Holdings NV, 5.88%, 10/10/79 (Call 10/10/24), (5-year CMT + 4.535%)(b)(c)	2,456	2,290,220
AG Issuer LLC, 6.25%, 03/01/28 (Call 12/01/23)(a)	6,075	5,611,374
AG TTMT Escrow Issuer LLC, 8.63%, 09/30/27 (Call 09/30/24)(a)	6,469	6,473,205
Ally Financial Inc.
5.75%, 11/20/25 (Call 10/21/25)(b)	12,820	12,261,665
6.70%, 02/14/33 (Call 11/16/32)(b)	6,035	5,081,387
Aretec Escrow Issuer 2 Inc., 10.00%, 08/15/30 (Call 08/15/26)(a)	2,745	2,782,744
Burford Capital Global Finance LLC
6.25%, 04/15/28 (Call 04/15/24)(a)(b)	4,877	4,448,140
9.25%, 07/01/31 (Call 07/01/26)(a)(b)	4,649	4,588,563
Coinbase Global Inc.
3.38%, 10/01/28 (Call 10/01/24)(a)(b)	12,445	9,084,850
3.63%, 10/01/31 (Call 10/01/26)(a)(b)	9,233	6,275,670
Curo Group Holdings Corp., 7.50%, 08/01/28 (Call 08/01/24)(a)(b)	7,992	3,036,960
GGAM Finance Ltd.
8.00%, 06/15/28 (Call 12/15/27)(a)(b)	7,091	6,991,736
7.75%, 05/15/26 (Call 11/15/25)(a)(b)	5,002	4,949,279
Home Point Capital Inc., 5.00%, 02/01/26 (Call 12/01/23)(a)	5,988	5,553,870
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/28 (Call 08/15/24)(a)	11,734	9,308,582
LD Holdings Group LLC
6.13%, 04/01/28 (Call 04/01/24)(a)(b)	6,550	3,669,911
6.50%, 11/01/25 (Call 12/01/23)(a)(b)	6,784	5,481,811

Security	Par (000)	Value

Diversified Financial Services (continued)
Macquarie Airfinance Holdings Ltd.
8.13%, 03/30/29 (Call 09/30/25)(a)(b)	$5,894	$5,787,672
8.38%, 05/01/28 (Call 05/01/25)(a)	6,163	6,141,183
Midcap Financial Issuer Trust
5.63%, 01/15/30 (Call 01/15/25)(a)(b)	5,213	4,036,523
6.50%, 05/01/28 (Call 05/01/24)(a)	12,451	10,610,742
Nationstar Mortgage Holdings Inc.
5.13%, 12/15/30 (Call 12/15/25)(a)(b)	8,521	6,946,745
5.50%, 08/15/28 (Call 12/01/23)(a)(b)	10,378	9,192,962
5.75%, 11/15/31 (Call 11/15/26)(a)(b)	6,841	5,664,160
6.00%, 01/15/27 (Call 12/01/23)(a)(b)	7,531	7,005,175
Navient Corp.
4.88%, 03/15/28 (Call 06/15/27)	6,056	5,005,284
5.00%, 03/15/27 (Call 09/15/26)(b)	8,716	7,616,331
5.50%, 03/15/29 (Call 06/15/28)	8,914	7,209,755
5.88%, 10/25/24(b)	919	898,731
6.75%, 06/25/25	5,797	5,652,779
6.75%, 06/15/26	5,904	5,596,734
9.38%, 07/25/30 (Call 10/25/29)(b)	5,960	5,591,672
11.50%, 03/15/31 (Call 03/15/27)	4,855	4,845,775
NFP Corp.
4.88%, 08/15/28 (Call 12/01/23)(a)(b)	6,642	5,835,163
6.88%, 08/15/28 (Call 12/01/23)(a)	25,967	22,192,567
OneMain Finance Corp.
3.50%, 01/15/27 (Call 01/15/24)(b)	9,236	7,804,420
3.88%, 09/15/28 (Call 09/15/24)	7,696	6,105,947
4.00%, 09/15/30 (Call 09/15/25)(b)	9,986	7,347,699
5.38%, 11/15/29 (Call 05/15/29)(b)	9,250	7,621,229
6.63%, 01/15/28 (Call 07/15/27)(b)	9,905	9,050,694
6.88%, 03/15/25(b)	15,962	15,742,076
7.13%, 03/15/26	20,084	19,502,050
9.00%, 01/15/29 (Call 07/15/25)(b)	6,511	6,348,225
PennyMac Financial Services Inc.
4.25%, 02/15/29 (Call 02/15/24)(a)	7,476	6,110,615
5.38%, 10/15/25 (Call 12/01/23)(a)	7,519	7,135,055
5.75%, 09/15/31 (Call 09/15/26)(a)(b)	6,478	5,305,482
PRA Group Inc., 8.38%, 02/01/28 (Call 02/01/25)(a)(b)	5,297	4,356,782
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc.
2.88%, 10/15/26 (Call 12/01/23)(a)	14,133	12,300,101
3.63%, 03/01/29 (Call 03/01/24)(a)(b)	8,995	7,314,926
3.88%, 03/01/31 (Call 03/01/26)(a)(b)	15,303	11,847,073
4.00%, 10/15/33 (Call 10/15/27)(a)(b)	10,269	7,544,121
SLM Corp.
3.13%, 11/02/26 (Call 10/02/26)(b)	6,167	5,391,500
4.20%, 10/29/25 (Call 09/29/25)(b)	5,906	5,504,885
Synchrony Financial, 7.25%, 02/02/33 (Call 11/02/32)	9,115	7,745,724
United Wholesale Mortgage LLC
5.50%, 11/15/25 (Call 12/01/23)(a)	9,674	9,208,215
5.50%, 04/15/29 (Call 04/15/24)(a)	8,354	6,933,820
5.75%, 06/15/27 (Call 06/15/24)(a)	6,615	6,019,187

		405,959,746

Electric — 2.8%
Calpine Corp.
3.75%, 03/01/31 (Call 03/01/26)(a)(b)	11,044	8,923,552
4.50%, 02/15/28 (Call 12/01/23)(a)	15,202	13,754,009
4.63%, 02/01/29 (Call 02/01/24)(a)(b)	7,988	6,742,511
5.00%, 02/01/31 (Call 02/01/26)(a)(b)	10,174	8,212,962
5.13%, 03/15/28 (Call 12/01/23)(a)(b)	17,283	15,467,594

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
5.25%, 06/01/26 (Call 12/01/23)(a)	$4,948	$4,757,502
Clearway Energy Operating LLC
3.75%, 02/15/31 (Call 02/15/26)(a)(b)	11,378	8,874,271
4.75%, 03/15/28 (Call 11/13/23)(a)	10,441	9,318,592
DPL Inc.
4.13%, 07/01/25 (Call 04/01/25)(b)	5,606	5,286,458
4.35%, 04/15/29 (Call 01/15/29)(b)	4,774	3,914,936
Edison International, 8.13%, 06/15/53 (Call 03/15/28), (5-year CMT + 3.864%)(c)	6,530	6,298,054
Electricite de France SA, 9.13%, (Call 03/15/33), (5-year CMT + 5.411%)(a)(c)(d)	18,503	18,934,507
Emera Inc., Series 16-A, 6.75%, 06/15/76 (Call 06/15/26), (3-mo. LIBOR US + 5.440%)(b)(c)	14,068	13,205,857
FirstEnergy Corp.
2.65%, 03/01/30 (Call 12/01/29)(b)	7,373	5,935,887
Series B, 2.25%, 09/01/30 (Call 06/01/30)	5,407	4,153,202
Series B, 4.15%, 07/15/27 (Call 04/15/27)(b)	18,815	17,424,854
NextEra Energy Operating Partners LP
3.88%, 10/15/26 (Call 07/15/26)(a)(b)	6,007	5,460,663
4.25%, 09/15/24 (Call 07/15/24)(a)	218	207,709
4.50%, 09/15/27 (Call 06/15/27)(a)(b)	6,642	5,942,930
NRG Energy Inc.
3.38%, 02/15/29 (Call 02/15/24)(a)	6,063	4,932,398
3.63%, 02/15/31 (Call 02/15/26)(a)(b)	12,564	9,481,297
3.88%, 02/15/32 (Call 02/15/27)(a)	13,579	10,117,713
5.25%, 06/15/29 (Call 06/15/24)(a)	9,199	8,161,813
5.75%, 01/15/28 (Call 11/16/23)(b)	10,363	9,712,540
PG&E Corp.
5.00%, 07/01/28 (Call 11/13/23)(b)	12,360	11,198,900
5.25%, 07/01/30 (Call 07/01/25)(b)	12,474	10,960,488
Talen Energy Supply LLC, 8.63%, 06/01/30 (Call 06/01/26)(a)(b)	14,658	14,935,476
Vistra Operations Co. LLC
4.38%, 05/01/29 (Call 05/01/24)(a)	15,838	13,446,719
5.00%, 07/31/27 (Call 11/13/23)(a)	15,991	14,697,728
5.50%, 09/01/26 (Call 11/13/23)(a)	12,140	11,542,050
5.63%, 02/15/27 (Call 11/13/23)(a)	16,415	15,450,619
7.75%, 10/15/31 (Call 10/15/26)(a)	13,570	13,095,050

		310,548,841

Electrical Components & Equipment — 0.4%
Energizer Holdings Inc.
4.38%, 03/31/29 (Call 12/01/23)(a)(b)	9,290	7,640,421
4.75%, 06/15/28 (Call 12/01/23)(a)	7,510	6,434,193
WESCO Distribution Inc.
7.13%, 06/15/25 (Call 12/01/23)(a)	18,834	18,841,063
7.25%, 06/15/28 (Call 12/01/23)(a)(b)	16,284	16,195,387

		49,111,064

Electronics — 0.6%
Imola Merger Corp., 4.75%, 05/15/29 (Call 05/15/24)(a)(b)	24,504	21,339,063
Sensata Technologies BV
4.00%, 04/15/29 (Call 04/15/24)(a)(b)	12,071	10,260,350
5.00%, 10/01/25(a)	7,927	7,704,119
5.63%, 11/01/24(a)	4,491	4,448,308
5.88%, 09/01/30 (Call 09/01/25)(a)(b)	5,946	5,415,603

Security	Par (000)	Value

Electronics (continued)
Sensata Technologies Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)(b)	$9,244	$7,392,450
4.38%, 02/15/30 (Call 11/15/29)(a)	5,358	4,531,305

		61,091,198

Energy - Alternate Sources — 0.1%
TerraForm Power Operating LLC
4.75%, 01/15/30 (Call 01/15/25)(a)	8,426	7,119,970
5.00%, 01/31/28 (Call 07/31/27)(a)(b)	8,495	7,741,302

		14,861,272

Engineering & Construction — 0.1%
Brand Industrial Services Inc., 10.38%, 08/01/30 (Call 08/01/26)(a)(b)	16,740	16,658,044

Entertainment — 3.4%
AMC Entertainment Holdings Inc., 7.50%, 02/15/29 (Call 02/15/25)(a)(b)	11,657	8,101,615
Caesars Entertainment Inc.
4.63%, 10/15/29 (Call 10/15/24)(a)(b)	14,697	12,086,445
6.25%, 07/01/25 (Call 11/13/23)(a)	41,121	40,452,784
7.00%, 02/15/30 (Call 02/15/26)(a)(b)	25,069	24,151,740
8.13%, 07/01/27 (Call 12/01/23)(a)(b)	22,566	22,413,679
Caesars Resort Collection LLC/CRC Finco Inc., 5.75%, 07/01/25 (Call 11/13/23)(a)	12,436	12,242,378
CDI Escrow Issuer Inc., 5.75%, 04/01/30 (Call 04/01/25)(a)	14,854	13,236,994
Cedar Fair LP, 5.25%, 07/15/29 (Call 07/15/24)(b)	6,352	5,457,750
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.38%, 04/15/27 (Call 12/01/23)(b)	6,047	5,594,987
5.50%, 05/01/25 (Call 12/01/23)(a)	12,427	12,190,026
Churchill Downs Inc.
4.75%, 01/15/28 (Call 12/01/23)(a)	8,247	7,414,300
5.50%, 04/01/27 (Call 12/01/23)(a)	7,291	6,846,476
6.75%, 05/01/31 (Call 05/01/26)(a)	7,259	6,754,079
Cinemark USA Inc.
5.25%, 07/15/28 (Call 07/15/24)(a)(b)	9,306	8,090,853
5.88%, 03/15/26 (Call 12/01/23)(a)(b)	4,788	4,560,969
International Game Technology PLC
4.13%, 04/15/26 (Call 12/01/23)(a)(b)	9,569	9,018,782
5.25%, 01/15/29 (Call 01/15/24)(a)	9,345	8,503,950
6.25%, 01/15/27 (Call 07/15/26)(a)	9,278	9,046,862
6.50%, 02/15/25 (Call 08/15/24)(a)	6,164	6,102,668
Light & Wonder International Inc.
7.00%, 05/15/28 (Call 12/01/23)(a)	8,402	8,205,771
7.25%, 11/15/29 (Call 11/15/24)(a)(b)	6,770	6,554,228
7.50%, 09/01/31 (Call 09/01/26)(a)	6,525	6,377,992
Live Nation Entertainment Inc.
3.75%, 01/15/28 (Call 01/15/24)(a)(b)	6,416	5,619,010
4.75%, 10/15/27 (Call 12/01/23)(a)(b)	11,751	10,740,003
4.88%, 11/01/24 (Call 12/01/23)(a)(b)	6,595	6,438,896
6.50%, 05/15/27 (Call 12/01/23)(a)	14,801	14,398,117
Mohegan Gaming & Entertainment
7.88%, 10/15/24 (Call 11/16/23)(a)	1,643	1,592,478
8.00%, 02/01/26 (Call 12/01/23)(a)(b)	14,438	13,264,912
Odeon Finco PLC, 12.75%, 11/01/27 (Call 11/01/24)(a)(b)	5,581	5,534,957

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Entertainment (continued)
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.63%, 09/01/29 (Call 09/01/24)(a)(b)	$8,915	$6,246,741
5.88%, 09/01/31 (Call 09/01/26)(a)(b)	8,502	5,717,595
Resorts World Las Vegas LLC/RWLV Capital Inc.
4.63%, 04/16/29 (Call 01/16/29)(a)(b)	12,230	9,356,561
8.45%, 07/27/30 (Call 05/27/30)(a)	4,911	4,541,856
Six Flags Entertainment Corp.
5.50%, 04/15/27 (Call 12/01/23)(a)(b)	5,921	5,366,202
7.25%, 05/15/31 (Call 05/15/26)(a)(b)	9,356	8,607,520
Six Flags Theme Parks Inc., 7.00%, 07/01/25 (Call 12/01/23)(a)	28	27,825
WMG Acquisition Corp.
3.00%, 02/15/31 (Call 02/15/26)(a)(b)	10,129	7,864,010
3.75%, 12/01/29 (Call 12/01/24)(a)(b)	6,350	5,330,063
3.88%, 07/15/30 (Call 07/15/25)(a)	6,176	5,130,712
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.
5.13%, 10/01/29 (Call 07/01/29)(a)(b)	9,175	7,799,668
7.13%, 02/15/31 (Call 11/15/30)(a)(b)	7,514	6,977,876

		373,960,330

Environmental Control — 0.8%
Clean Harbors Inc.
4.88%, 07/15/27 (Call 12/01/23)(a)	6,921	6,454,989
6.38%, 02/01/31 (Call 02/01/26)(a)	6,660	6,322,976
Covanta Holding Corp.
4.88%, 12/01/29 (Call 12/01/24)(a)(b)	9,920	7,737,600
5.00%, 09/01/30 (Call 09/01/25)(b)	5,285	4,119,499
GFL Environmental Inc.
3.50%, 09/01/28 (Call 03/01/28)(a)(b)	8,914	7,626,259
3.75%, 08/01/25 (Call 12/01/23)(a)	9,346	8,846,740
4.00%, 08/01/28 (Call 11/14/23)(a)(b)	9,369	8,063,802
4.25%, 06/01/25 (Call 12/01/23)(a)	6,025	5,789,242
4.38%, 08/15/29 (Call 08/15/24)(a)	6,678	5,701,029
4.75%, 06/15/29 (Call 06/15/24)(a)(b)	8,734	7,641,487
5.13%, 12/15/26 (Call 12/01/23)(a)(b)	5,786	5,485,099
Madison IAQ LLC
4.13%, 06/30/28 (Call 06/30/24)(a)(b)	8,881	7,415,635
5.88%, 06/30/29 (Call 06/30/24)(a)	12,561	9,734,775

		90,939,132

Food — 2.3%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC
3.25%, 03/15/26 (Call 12/01/23)(a)	9,407	8,719,113
3.50%, 03/15/29 (Call 12/01/23)(a)(b)	17,010	14,493,200
4.63%, 01/15/27 (Call 12/01/23)(a)(b)	16,610	15,584,548
4.88%, 02/15/30 (Call 02/15/25)(a)(b)	12,896	11,528,637
5.88%, 02/15/28 (Call 12/01/23)(a)	9,397	8,974,135
6.50%, 02/15/28 (Call 02/15/25)(a)(b)	9,844	9,665,804
7.50%, 03/15/26 (Call 12/01/23)(a)(b)	6,527	6,633,064
B&G Foods Inc.
5.25%, 04/01/25 (Call 12/01/23)(b)	2,428	2,330,880
5.25%, 09/15/27 (Call 12/01/23)(b)	6,678	5,498,017
8.00%, 09/15/28 (Call 09/15/25)(b)	6,741	6,569,812
Lamb Weston Holdings Inc.
4.13%, 01/31/30 (Call 01/31/25)(a)(b)	11,889	10,097,823
4.38%, 01/31/32 (Call 01/31/27)(a)(b)	7,999	6,613,333
4.88%, 05/15/28 (Call 11/15/27)(a)(b)	5,979	5,508,154

Security	Par (000)	Value

Food (continued)
Performance Food Group Inc.
4.25%, 08/01/29 (Call 08/01/24)(a)(b)	$12,160	$10,278,916
5.50%, 10/15/27 (Call 12/01/23)(a)	13,037	12,184,163
Pilgrim’s Pride Corp.
3.50%, 03/01/32 (Call 09/01/26)	11,376	8,666,237
4.25%, 04/15/31 (Call 04/15/26)	12,078	9,948,286
6.25%, 07/01/33 (Call 04/01/33)(b)	12,282	11,298,663
6.88%, 05/15/34 (Call 02/15/34)	2,109	1,995,135
Post Holdings Inc.
4.50%, 09/15/31 (Call 09/15/26)(a)(b)	14,009	11,346,123
4.63%, 04/15/30 (Call 04/15/25)(a)(b)	18,092	15,173,006
5.50%, 12/15/29 (Call 12/15/24)(a)(b)	15,010	13,265,088
5.63%, 01/15/28 (Call 11/16/23)(a)(b)	11,031	10,249,821
5.75%, 03/01/27 (Call 11/16/23)(a)(b)	5,908	5,621,979
U.S. Foods Inc.
4.63%, 06/01/30 (Call 06/01/25)(a)(b)	6,482	5,534,008
4.75%, 02/15/29 (Call 02/15/24)(a)	10,969	9,652,720
6.88%, 09/15/28 (Call 09/15/25)	6,404	6,283,925
7.25%, 01/15/32 (Call 09/15/26)(a)(b)	5,929	5,825,767

		249,540,357

Food Service — 0.3%
Aramark Services Inc.
5.00%, 04/01/25 (Call 12/01/23)(a)(b)	7,075	6,906,969
5.00%, 02/01/28 (Call 12/01/23)(a)(b)	14,163	12,994,552
TKC Holdings Inc.
6.88%, 05/15/28 (Call 05/15/24)(a)(b)	5,181	4,468,729
10.50%, 05/15/29 (Call 05/15/24)(a)(b)	8,651	6,947,575

		31,317,825

Forest Products & Paper — 0.1%
Mercer International Inc., 5.13%, 02/01/29 (Call 02/01/24)(b)	10,661	8,362,169

Gas — 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25 (Call 02/20/25)	8,438	8,082,887
5.75%, 05/20/27 (Call 02/20/27)(b)	6,697	6,159,284
5.88%, 08/20/26 (Call 05/20/26)(b)	8,105	7,600,464
9.38%, 06/01/28 (Call 06/01/25)(a)(b)	6,787	6,729,812

		28,572,447

Health Care - Products — 1.3%
Avantor Funding Inc.
3.88%, 11/01/29 (Call 11/01/24)(a)(b)	9,247	7,740,664
4.63%, 07/15/28 (Call 12/01/23)(a)(b)	19,508	17,386,505
Bausch & Lomb Escrow Corp., 8.38%, 10/01/28 (Call 10/01/25)(a)	16,813	16,695,590
Hologic Inc.
3.25%, 02/15/29 (Call 12/01/23)(a)	10,717	8,943,980
4.63%, 02/01/28 (Call 12/01/23)(a)(b)	4,722	4,300,561
Mozart Debt Merger Sub Inc.
3.88%, 04/01/29 (Call 10/01/24)(a)	54,865	46,292,344
5.25%, 10/01/29 (Call 10/01/24)(a)(b)	31,133	26,463,050
Teleflex Inc.
4.25%, 06/01/28 (Call 12/01/23)(a)	5,873	5,199,088
4.63%, 11/15/27 (Call 11/16/23)(b)	5,858	5,373,250

		138,395,032

Health Care - Services — 4.6%
Catalent Pharma Solutions Inc.
3.13%, 02/15/29 (Call 02/15/24)(a)(b)	6,471	5,078,252
3.50%, 04/01/30 (Call 04/01/25)(a)(b)	7,429	5,831,765
5.00%, 07/15/27 (Call 12/01/23)(a)	6,077	5,416,126

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
Charles River Laboratories International Inc.
3.75%, 03/15/29 (Call 03/15/24)(a)(b)	$6,001	$5,081,610
4.00%, 03/15/31 (Call 03/15/26)(a)(b)	5,751	4,701,788
4.25%, 05/01/28 (Call 11/16/23)(a)	6,015	5,359,064
CHS/Community Health Systems Inc.
4.75%, 02/15/31 (Call 02/15/26)(a)(b)	12,967	8,768,934
5.25%, 05/15/30 (Call 05/15/25)(a)(b)	19,076	13,543,960
5.63%, 03/15/27 (Call 12/15/23)(a)(b)	24,102	19,404,400
6.00%, 01/15/29 (Call 01/15/24)(a)(b)	10,812	8,190,090
6.13%, 04/01/30 (Call 04/01/25)(a)(b)	14,463	5,604,413
6.88%, 04/01/28 (Call 11/16/23)(a)	8,657	3,744,153
6.88%, 04/15/29 (Call 04/15/24)(a)(b)	16,223	6,651,430
8.00%, 03/15/26 (Call 12/01/23)(a)(b)	26,332	24,019,084
8.00%, 12/15/27 (Call 11/16/23)(a)(b)	8,659	7,360,150
DaVita Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)	19,011	13,672,160
4.63%, 06/01/30 (Call 06/01/25)(a)(b)	34,199	26,803,466
Encompass Health Corp.
4.50%, 02/01/28 (Call 12/01/23)	9,653	8,702,469
4.63%, 04/01/31 (Call 04/01/26)	4,668	3,886,110
4.75%, 02/01/30 (Call 02/01/25)	9,986	8,652,314
Heartland Dental LLC/Heartland Dental Finance Corp., 10.50%, 04/30/28 (Call 05/15/25)(a)(b)	8,288	7,955,485
IQVIA Inc.
5.00%, 10/15/26 (Call 12/01/23)(a)	12,820	12,255,920
5.00%, 05/15/27 (Call 12/01/23)(a)	13,984	13,175,865
6.50%, 05/15/30 (Call 05/15/26)(a)(b)	6,254	6,068,788
Legacy LifePoint Health LLC, 4.38%, 02/15/27 (Call 12/01/23)(a)(b)	7,445	6,151,431
Lifepoint Health Inc., 5.38%, 01/15/29 (Call 01/15/24)(a)	6,219	3,770,269
LifePoint Health Inc.
9.88%, 08/15/30 (Call 08/15/26)	10,085	9,127,390
11.00%, 10/15/30 (Call 10/15/26)(a)(b)	11,993	11,289,011
ModivCare Escrow Issuer Inc., 5.00%, 10/01/29 (Call 10/01/24)(a)(b)	6,495	4,731,932
ModivCare Inc., 5.88%, 11/15/25 (Call 12/01/23)(a)(b)	6,488	6,160,960
Molina Healthcare Inc.
3.88%, 11/15/30 (Call 08/17/30)(a)(b)	7,870	6,420,756
3.88%, 05/15/32 (Call 02/15/32)(a)(b)	8,840	6,979,291
4.38%, 06/15/28 (Call 12/01/23)(a)(b)	9,812	8,774,381
Radiology Partners Inc., 9.25%, 02/01/28 (Call 12/01/23)(a)	8,333	3,170,112
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., 9.75%, 12/01/26 (Call 12/01/23)(a)(b)	17,922	16,712,265
RP Escrow Issuer LLC, 5.25%, 12/15/25 (Call 12/01/23)(a)(b)	9,336	6,651,900
Select Medical Corp., 6.25%, 08/15/26 (Call 12/01/23)(a)(b)	15,097	14,710,139
Star Parent Inc., 9.00%, 10/01/30 (Call 10/01/26)(a)(b)	12,308	12,208,305
Tenet Healthcare Corp.
4.25%, 06/01/29 (Call 06/01/24)(b)	16,946	14,486,864
4.38%, 01/15/30 (Call 12/01/24)(b)	18,190	15,393,287
4.63%, 06/15/28 (Call 11/16/23)	7,312	6,510,378
4.88%, 01/01/26 (Call 11/16/23)	26,107	25,052,538
5.13%, 11/01/27 (Call 11/16/23)	18,624	17,207,179
6.13%, 10/01/28 (Call 12/01/23)(b)	30,929	28,647,986
6.13%, 06/15/30 (Call 06/15/25)(b)	24,648	22,866,361

Security	Par (000)	Value

Health Care - Services (continued)
6.25%, 02/01/27 (Call 11/16/23)(b)	$18,458	$17,754,353
6.75%, 05/15/31 (Call 05/15/26)(a)(b)	16,826	15,963,667

		510,668,551

Holding Companies - Diversified — 0.5%
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29 (Call 04/15/24)(a)(b)	12,083	10,346,733
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%, 02/01/29 (Call 08/01/28)(b)	9,335	7,234,236
5.25%, 05/15/27 (Call 11/15/26)	18,093	15,514,748
6.25%, 05/15/26 (Call 12/01/23)(b)	15,709	14,336,426
6.38%, 12/15/25 (Call 12/01/23)(b)	9,250	8,683,664

		56,115,807

Home Builders — 0.5%
Ashton Woods USA LLC/Ashton Woods Finance Co., 4.63%, 04/01/30 (Call 04/01/25)(a)(b)	4,912	3,837,500
Brookfield Residential Properties Inc./Brookfield Residential U.S. LLC
4.88%, 02/15/30 (Call 02/15/25)(a)(b)	6,123	4,670,403
6.25%, 09/15/27 (Call 12/01/23)(a)	7,080	6,187,551
Century Communities Inc.
3.88%, 08/15/29 (Call 02/15/29)(a)	6,533	5,275,398
6.75%, 06/01/27 (Call 12/01/23)(b)	6,536	6,313,792
Mattamy Group Corp.
4.63%, 03/01/30 (Call 03/01/25)(a)(b)	7,550	6,167,563
5.25%, 12/15/27 (Call 12/01/23)(a)	5,890	5,288,558
Meritage Homes Corp., 6.00%, 06/01/25 (Call 03/01/25)	993	973,140
Taylor Morrison Communities Inc.
5.13%, 08/01/30 (Call 02/01/30)(a)(b)	5,999	5,027,162
5.75%, 01/15/28 (Call 10/15/27)(a)	4,915	4,479,490
5.88%, 06/15/27 (Call 03/15/27)(a)	5,885	5,517,188

		53,737,745

Home Furnishings — 0.1%
Tempur Sealy International Inc.
3.88%, 10/15/31 (Call 10/15/26)(a)	10,096	7,559,380
4.00%, 04/15/29 (Call 04/15/24)(a)	9,670	7,924,600

		15,483,980

Household Products & Wares — 0.2%
Central Garden & Pet Co.
4.13%, 10/15/30 (Call 10/15/25)(b)	6,354	5,178,510
4.13%, 04/30/31 (Call 04/30/26)(a)	4,755	3,780,225
Kronos Acquisition Holdings Inc./KIK Custom Products Inc.
5.00%, 12/31/26 (Call 12/01/23)(a)	5,765	5,217,325
7.00%, 12/31/27 (Call 12/31/23)(a)(b)	5,927	5,052,767
Spectrum Brands Inc., 3.88%, 03/15/31 (Call 03/15/26)(a)(b)	5,987	4,797,084

		24,025,911

Housewares — 0.5%
Newell Brands Inc.
4.88%, 06/01/25 (Call 05/01/25)(b)	6,312	6,029,313
5.20%, 04/01/26 (Call 01/01/26)(b)	25,149	23,712,813
6.38%, 09/15/27 (Call 06/15/27)(b)	6,043	5,657,517
6.63%, 09/15/29 (Call 06/15/29)(b)	5,926	5,451,920
Scotts Miracle-Gro Co. (The)
4.00%, 04/01/31 (Call 04/01/26)(b)	5,398	4,014,223
4.38%, 02/01/32 (Call 08/01/26)(b)	4,810	3,525,249

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housewares (continued)
4.50%, 10/15/29 (Call 10/15/24)(b)	$5,055	$3,993,333

		52,384,368

Insurance — 1.5%
Acrisure LLC/Acrisure Finance Inc.
4.25%, 02/15/29 (Call 02/15/24)(a)(b)	8,388	6,888,645
6.00%, 08/01/29 (Call 08/01/24)(a)	6,038	4,850,094
7.00%, 11/15/25 (Call 12/01/23)(a)(b)	11,893	11,539,778
10.13%, 08/01/26 (Call 12/01/23)(a)(b)	5,294	5,323,439
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
4.25%, 10/15/27 (Call 12/01/23)(a)	9,041	7,956,080
5.88%, 11/01/29 (Call 11/01/24)(a)	5,731	4,810,172
6.75%, 10/15/27 (Call 12/01/23)(a)(b)	16,893	15,396,562
6.75%, 04/15/28 (Call 04/15/25)(a)	15,173	14,414,350
AssuredPartners Inc.
5.63%, 01/15/29 (Call 12/15/23)(a)	6,499	5,511,704
7.00%, 08/15/25 (Call 12/01/23)(a)(b)	5,868	5,761,003
Global Atlantic Fin Co., 4.70%, 10/15/51 (Call 07/15/26), (5-year CMT + 3.796%)(a)(b)(c)	9,265	6,472,529
GTCR AP Finance Inc., 8.00%, 05/15/27 (Call 12/01/23)(a)(b)	5,831	5,674,639
Hub International Ltd.
5.63%, 12/01/29 (Call 12/01/24)(a)(b)	6,955	5,997,905
7.00%, 05/01/26 (Call 11/13/23)(a)(b)	19,580	18,979,873
HUB International Ltd., 7.25%, 06/15/30 (Call 06/15/26)(a)	26,915	26,242,125
Jones Deslauriers Insurance Management Inc., 8.50%, 03/15/30 (Call 03/15/26)(a)	9,083	8,948,458
Liberty Mutual Group Inc.
4.13%, 12/15/51 (Call 09/15/26), (5-year CMT + 3.315%)(a)(b)(c)	5,997	4,761,779
4.30%, 02/01/61 (Call 02/01/26)(a)	9,675	5,067,385

		164,596,520

Internet — 1.7%
Arches Buyer Inc.
4.25%, 06/01/28 (Call 12/01/23)(a)(b)	12,191	10,103,291
6.13%, 12/01/28 (Call 12/01/23)(a)(b)	6,567	5,304,297
EquipmentShare.com Inc., 9.00%, 05/15/28 (Call 05/15/25)(a)(b)	12,661	11,944,071
Gen Digital Inc., 5.00%, 04/15/25 (Call 11/13/23)(a)	13,045	12,674,954
Go Daddy Operating Co. LLC/GD Finance Co. Inc.
3.50%, 03/01/29 (Call 03/01/24)(a)	9,906	8,291,817
5.25%, 12/01/27 (Call 12/01/23)(a)(b)	7,099	6,663,618
Match Group Holdings II LLC
3.63%, 10/01/31 (Call 10/01/26)(a)(b)	6,373	4,895,681
4.13%, 08/01/30 (Call 05/01/25)(a)(b)	5,817	4,745,581
4.63%, 06/01/28 (Call 12/01/23)(a)(b)	6,308	5,639,478
5.00%, 12/15/27 (Call 12/01/23)(a)(b)	5,398	4,981,598
Newfold Digital Holdings Group Inc.
6.00%, 02/15/29 (Call 02/15/24)(a)	107	70,611
11.75%, 10/15/28 (Call 10/15/25)(a)	3,710	3,747,471
NortonLifeLock Inc.
6.75%, 09/30/27 (Call 09/30/24)(a)	11,238	10,957,050
7.13%, 09/30/30 (Call 09/30/25)(a)(b)	7,508	7,308,354
Rakuten Group Inc.
5.13%, (Call 04/22/26), (5-year CMT + 4.578%)(a)(b)(c)(d)	9,207	6,721,110

Security	Par (000)	Value

Internet (continued)
6.25%, (Call 04/22/31), (5-year CMT + 4.956%)(a)(b)(c)(d)	$12,724	$8,021,340
10.25%, 11/30/24 (Call 11/28/23)(a)(b)	11,736	11,882,700
Uber Technologies Inc.
4.50%, 08/15/29 (Call 08/15/24)(a)(b)	18,701	16,503,633
6.25%, 01/15/28 (Call 11/13/23)(a)(b)	6,267	6,039,428
7.50%, 05/15/25 (Call 12/01/23)(a)	12,038	12,077,455
7.50%, 09/15/27 (Call 11/21/23)(a)	14,987	15,024,468
8.00%, 11/01/26 (Call 12/01/23)(a)	17,489	17,612,298

		191,210,304

Iron & Steel — 0.6%
ATI Inc., 7.25%, 08/15/30 (Call 08/15/26)	5,201	4,996,536
Cleveland-Cliffs Inc.
5.88%, 06/01/27 (Call 12/01/23)(b)	6,532	6,223,167
6.75%, 03/15/26 (Call 12/01/23)(a)	9,924	9,851,843
6.75%, 04/15/30 (Call 04/15/26)(a)(b)	9,246	8,552,550
Mineral Resources Ltd.
8.00%, 11/01/27 (Call 11/01/24)(a)	8,265	7,986,387
8.13%, 05/01/27 (Call 12/01/23)(a)(b)	8,727	8,490,067
8.50%, 05/01/30 (Call 05/01/25)(a)	7,978	7,672,593
9.25%, 10/01/28 (Call 10/01/25)(a)	12,385	12,385,000

		66,158,143

Leisure Time — 1.2%
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/28 (Call 05/01/25)(a)(b)	25,280	26,954,800
Life Time Inc.
5.75%, 01/15/26 (Call 12/01/23)(a)(b)	11,307	10,958,642
8.00%, 04/15/26 (Call 12/01/23)(a)(b)	5,868	5,721,300
NCL Corp. Ltd.
3.63%, 12/15/24 (Call 11/14/23)(a)	7,122	6,739,193
5.88%, 03/15/26 (Call 12/15/25)(a)(b)	17,729	15,911,777
5.88%, 02/15/27 (Call 02/15/24)(a)	12,301	11,331,637
7.75%, 02/15/29 (Call 11/15/28)(a)(b)	7,694	6,714,554
8.13%, 01/15/29 (Call 01/15/26)(a)	8,625	8,430,937
8.38%, 02/01/28 (Call 02/01/25)(a)(b)	7,712	7,624,276
NCL Finance Ltd., 6.13%, 03/15/28 (Call 12/15/27)(a)(b)	7,079	5,929,087
Viking Cruises Ltd.
5.88%, 09/15/27 (Call 12/01/23)(a)	10,391	9,361,252
7.00%, 02/15/29 (Call 02/15/24)(a)(b)	5,986	5,417,330
9.13%, 07/15/31 (Call 07/15/26)(a)	9,065	8,906,362
VOC Escrow Ltd., 5.00%, 02/15/28 (Call 12/01/23)(a)(b)	8,281	7,426,864

		137,428,011

Lodging — 3.1%
Boyd Gaming Corp.
4.75%, 12/01/27 (Call 11/13/23)(b)	12,516	11,425,356
4.75%, 06/15/31 (Call 06/15/26)(a)(b)	10,862	9,014,645
Hilton Domestic Operating Co. Inc.
3.63%, 02/15/32 (Call 08/15/26)(a)	18,322	14,479,510
3.75%, 05/01/29 (Call 05/01/24)(a)(b)	9,722	8,375,795
4.00%, 05/01/31 (Call 05/01/26)(a)(b)	13,800	11,441,192
4.88%, 01/15/30 (Call 01/15/25)(b)	11,717	10,538,465
5.38%, 05/01/25 (Call 11/13/23)(a)	6,278	6,179,396
5.75%, 05/01/28 (Call 12/01/23)(a)	6,273	6,010,202
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc
4.88%, 07/01/31 (Call 07/01/26)(a)	6,104	4,821,550
5.00%, 06/01/29 (Call 06/01/24)(a)(b)	10,010	8,429,359

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Lodging (continued)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27 (Call 11/16/23)(b)	$6,632	$6,260,314
Las Vegas Sands Corp.
2.90%, 06/25/25 (Call 05/25/25)	6,056	5,715,350
3.50%, 08/18/26 (Call 06/18/26)	12,057	11,067,361
3.90%, 08/08/29 (Call 05/08/29)(b)	9,115	7,875,816
Melco Resorts Finance Ltd.
4.88%, 06/06/25 (Call 12/01/23)(a)(b)	12,234	11,516,858
5.25%, 04/26/26 (Call 12/01/23)(a)(b)	5,879	5,377,420
5.38%, 12/04/29 (Call 12/04/24)(a)(b)	14,079	11,213,560
5.63%, 07/17/27 (Call 12/01/23)(a)(b)	6,907	6,032,078
5.75%, 07/21/28 (Call 12/01/23)(a)(b)	10,508	8,880,769
MGM China Holdings Ltd.
4.75%, 02/01/27 (Call 02/01/24)(a)(b)	8,486	7,451,406
5.25%, 06/18/25 (Call 11/14/23)(a)(b)	5,957	5,669,690
5.88%, 05/15/26 (Call 11/14/23)(a)(b)	9,183	8,594,140
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)(b)	5,241	4,874,130
4.75%, 10/15/28 (Call 07/15/28)(b)	9,157	7,998,914
5.50%, 04/15/27 (Call 01/15/27)	8,819	8,223,717
5.75%, 06/15/25 (Call 03/15/25)	8,145	7,965,987
6.75%, 05/01/25 (Call 12/01/23)	9,580	9,527,597
Station Casinos LLC
4.50%, 02/15/28 (Call 12/01/23)(a)(b)	8,233	7,089,774
4.63%, 12/01/31 (Call 06/01/31)(a)(b)	6,096	4,800,071
Studio City Finance Ltd.
5.00%, 01/15/29 (Call 01/15/24)(a)(b)	13,847	10,011,381
6.00%, 07/15/25 (Call 12/01/23)(a)(b)	6,307	5,942,245
6.50%, 01/15/28 (Call 12/01/23)(a)(b)	6,205	5,123,003
Travel + Leisure Co.
4.50%, 12/01/29 (Call 09/01/29)(a)(b)	8,261	6,804,173
6.00%, 04/01/27 (Call 01/01/27)	4,830	4,510,013
6.63%, 07/31/26 (Call 04/30/26)(a)	7,700	7,468,230
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.25%, 05/15/27 (Call 02/15/27)(a)(b)	11,069	10,254,322
5.50%, 03/01/25 (Call 12/01/24)(a)(b)	16,839	16,532,530
Wynn Macau Ltd.
5.13%, 12/15/29 (Call 12/15/24)(a)(b)	11,693	9,173,714
5.50%, 01/15/26 (Call 12/01/23)(a)(b)	12,699	11,761,392
5.50%, 10/01/27 (Call 12/01/23)(a)(b)	8,920	7,771,505
5.63%, 08/26/28 (Call 11/14/23)(a)	16,508	13,819,766

		346,022,696

Machinery — 0.5%
Chart Industries Inc.
7.50%, 01/01/30 (Call 01/01/26)(a)(b)	18,502	18,178,215
9.50%, 01/01/31 (Call 01/01/26)(a)(b)	6,251	6,438,530
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26 (Call 12/01/23)(a)	7,731	7,235,918
TK Elevator Holdco GmbH, 7.63%, 07/15/28 (Call 12/01/23)(a)(b)	4,467	4,047,914
TK Elevator U.S. Newco Inc., 5.25%, 07/15/27 (Call 12/01/23)(a)	19,155	17,454,994

		53,355,571

Manufacturing — 0.2%
FXI Holdings Inc.
12.25%, 11/15/26 (Call 11/16/23)(a)	6,021	4,958,294
12.25%, 11/15/26 (Call 12/01/23)(a)(b)	9,290	7,754,827

Security	Par (000)	Value

Manufacturing (continued)
Hillenbrand Inc., 5.75%, 06/15/25 (Call 11/13/23)	$4,717	$4,635,042

		17,348,163

Media — 10.0%
Altice Financing SA
5.00%, 01/15/28 (Call 12/01/23)(a)(b)	15,072	12,171,469
5.75%, 08/15/29 (Call 08/15/24)(a)	25,506	19,703,385
AMC Networks Inc.
4.25%, 02/15/29 (Call 02/15/24)	11,854	7,301,793
4.75%, 08/01/25 (Call 12/01/23)(b)	9,578	8,692,035
Audacy Capital Corp.
6.50%, 05/01/27 (Call 11/16/23)(a)	4,001	51,263
6.75%, 03/31/29 (Call 03/31/24)(a)	5,123	103,243
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25%, 02/01/31 (Call 07/01/25)(a)(b)	37,346	29,013,174
4.25%, 01/15/34 (Call 01/15/28)(a)(b)	25,094	18,067,680
4.50%, 08/15/30 (Call 02/15/25)(a)(b)	34,320	27,456,000
4.50%, 05/01/32 (Call 05/01/26)	34,957	26,694,913
4.50%, 06/01/33 (Call 06/01/27)(a)(b)	22,158	16,535,407
4.75%, 03/01/30 (Call 09/01/24)(a)	35,776	29,543,821
4.75%, 02/01/32 (Call 02/01/27)(a)(b)	14,306	11,209,645
5.00%, 02/01/28 (Call 11/16/23)(a)(b)	30,418	27,224,110
5.13%, 05/01/27 (Call 12/01/23)(a)	39,806	36,666,584
5.38%, 06/01/29 (Call 06/01/24)(a)	17,578	15,387,430
5.50%, 05/01/26 (Call 12/01/23)(a)	9,100	8,722,350
6.38%, 09/01/29 (Call 09/01/25)(a)(b)	17,882	16,376,783
7.38%, 03/01/31 (Call 03/01/26)(a)(b)	13,602	12,853,890
CSC Holdings LLC
3.38%, 02/15/31 (Call 02/15/26)(a)	11,746	7,479,266
4.13%, 12/01/30 (Call 12/01/25)(a)	13,636	9,091,803
4.50%, 11/15/31 (Call 11/15/26)(a)	17,375	11,445,781
4.63%, 12/01/30 (Call 12/01/25)(a)(b)	28,487	14,288,225
5.00%, 11/15/31 (Call 11/15/26)(a)(b)	5,813	2,964,630
5.38%, 02/01/28 (Call 12/01/23)(a)	12,120	9,650,550
5.50%, 04/15/27 (Call 12/01/23)(a)(b)	16,285	13,602,046
5.75%, 01/15/30 (Call 01/15/25)(a)(b)	27,987	14,588,224
6.50%, 02/01/29 (Call 02/01/24)(a)	21,263	16,810,245
7.50%, 04/01/28 (Call 11/13/23)(a)(b)	13,207	8,452,480
11.25%, 05/15/28 (Call 05/15/25)(a)(b)	11,777	11,217,592
Directv Financing LLC/Directv Financing Co-Obligor Inc., 5.88%, 08/15/27 (Call 12/01/23)(a)(b)	45,711	39,997,125
DISH DBS Corp.
5.25%, 12/01/26 (Call 06/01/26)(a)	34,419	27,803,668
5.75%, 12/01/28 (Call 12/01/27)(a)	31,087	22,254,251
5.88%, 11/15/24	23,273	21,352,977
7.38%, 07/01/28 (Call 11/13/23)(b)	12,358	6,922,334
7.75%, 07/01/26	24,497	16,405,396
5.13%, 06/01/29(b)	18,831	9,697,965
DISH Network Corp., 11.75%, 11/15/27 (Call 05/15/25)(a)	43,492	42,939,652
Gray Escrow II Inc., 5.38%, 11/15/31 (Call 11/15/26)(a)(b)	15,450	9,739,680
Gray Television Inc.
4.75%, 10/15/30 (Call 10/15/25)(a)(b)	9,186	5,880,234
5.88%, 07/15/26 (Call 12/01/23)(a)(b)	8,409	7,477,816
7.00%, 05/15/27 (Call 11/13/23)(a)(b)	9,105	7,670,963
iHeartCommunications Inc.
4.75%, 01/15/28 (Call 12/01/23)(a)(b)	6,115	4,326,363
5.25%, 08/15/27 (Call 11/16/23)(a)(b)	8,447	6,187,428
6.38%, 05/01/26 (Call 11/16/23)(b)	9,702	7,907,521

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
8.38%, 05/01/27 (Call 11/16/23)(b)	$12,565	$7,694,724
LCPR Senior Secured Financing DAC
5.13%, 07/15/29 (Call 07/15/24)(a)	10,343	8,170,636
6.75%, 10/15/27 (Call 12/01/23)(a)	14,225	12,873,625
McGraw-Hill Education Inc.
5.75%, 08/01/28 (Call 08/01/24)(a)(b)	11,154	9,405,611
8.00%, 08/01/29 (Call 08/01/24)(a)(b)	8,559	7,042,345
News Corp.
3.88%, 05/15/29 (Call 05/15/24)(a)	12,188	10,432,684
5.13%, 02/15/32 (Call 02/15/27)(a)(b)	6,138	5,288,194
Nexstar Media Inc.
4.75%, 11/01/28 (Call 11/13/23)(a)(b)	12,030	10,090,042
5.63%, 07/15/27 (Call 11/13/23)(a)(b)	21,350	19,216,281
Paramount Global
6.25%, 02/28/57 (Call 02/28/27), (3-mo. LIBOR US + 3.899%)(c)	7,653	5,519,879
6.38%, 03/30/62 (Call 03/30/27), (5-year CMT + 3.999%)(b)(c)	12,259	8,983,395
Radiate Holdco LLC/Radiate Finance Inc.
4.50%, 09/15/26 (Call 12/01/23)(a)	10,998	8,406,248
6.50%, 09/15/28 (Call 12/01/23)(a)	11,394	5,640,030
Scripps Escrow II Inc., 3.88%, 01/15/29 (Call 01/15/24)(a)(b)	6,198	4,707,778
Scripps Escrow Inc., 5.88%, 07/15/27 (Call 12/01/23)(a)(b)	6,042	4,516,395
Sinclair Television Group Inc.
4.13%, 12/01/30 (Call 12/01/25)(a)	9,643	5,983,867
5.50%, 03/01/30 (Call 12/01/24)(a)(b)	5,910	3,139,688
Sirius XM Radio Inc.
3.13%, 09/01/26 (Call 12/01/23)(a)(b)	12,347	11,072,419
3.88%, 09/01/31 (Call 09/01/26)(a)(b)	18,735	14,098,087
4.00%, 07/15/28 (Call 07/15/24)(a)(b)	24,622	20,928,700
4.13%, 07/01/30 (Call 07/01/25)(a)(b)	18,665	14,815,344
5.00%, 08/01/27 (Call 12/01/23)(a)(b)	18,510	16,974,873
5.50%, 07/01/29 (Call 07/01/24)(a)(b)	15,349	13,603,051
TEGNA Inc.
4.63%, 03/15/28 (Call 12/01/23)(b)	12,230	10,548,375
4.75%, 03/15/26 (Call 12/01/23)(a)	7,027	6,592,204
5.00%, 09/15/29 (Call 09/15/24)(b)	13,605	11,394,187
Telenet Finance Luxembourg Notes Sarl,
5.50%, 03/01/28 (Call 11/13/23)(a)	12,000	10,543,126
Univision Communications Inc.
4.50%, 05/01/29 (Call 05/01/24)(a)(b)	12,758	10,169,529
5.13%, 02/15/25 (Call 11/13/23)(a)	18,260	17,807,590
6.63%, 06/01/27 (Call 11/13/23)(a)	19,048	17,339,394
7.38%, 06/30/30 (Call 06/30/25)(a)(b)	11,199	9,862,586
8.00%, 08/15/28 (Call 08/15/25)(a)(b)	5,984	5,670,159
UPC Broadband Finco BV, 4.88%, 07/15/31 (Call 07/15/26)(a)	15,425	12,247,026
UPC Holding BV, 5.50%, 01/15/28 (Call 11/13/23)(a)(b)	5,375	4,706,484
Videotron Ltd.
3.63%, 06/15/29 (Call 06/15/24)(a)(b)	6,176	5,195,560
5.13%, 04/15/27 (Call 12/01/23)(a)	7,111	6,624,341
Virgin Media Finance PLC, 5.00%, 07/15/30 (Call 07/15/25)(a)(b)	11,062	8,699,267
Virgin Media Secured Finance PLC
4.50%, 08/15/30 (Call 08/15/25)(a)(b)	11,118	9,153,116
5.50%, 05/15/29 (Call 05/15/24)(a)	17,692	15,691,330
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28 (Call 12/01/23)(a)	6,039	5,133,150

Security	Par (000)	Value

Media (continued)
VZ Secured Financing BV, 5.00%, 01/15/32 (Call 01/15/27)(a)	$19,147	$14,504,651
Ziggo Bond Co. BV
5.13%, 02/28/30 (Call 02/15/25)(a)	5,874	4,258,566
6.00%, 01/15/27 (Call 12/01/23)(a)(b)	7,384	6,755,801
Ziggo BV, 4.88%, 01/15/30 (Call 10/15/24)(a)(b)	12,347	9,851,116

		1,111,280,644

Mining — 0.8%
Constellium SE, 3.75%, 04/15/29 (Call 04/15/24)(a)(b)	5,947	4,876,540
FMG Resources August 2006 Pty Ltd.
4.38%, 04/01/31 (Call 01/01/31)(a)(b)	18,045	14,555,398
4.50%, 09/15/27 (Call 06/15/27)(a)	7,335	6,589,012
FMG Resources August Pty. Ltd.
5.88%, 04/15/30 (Call 01/15/30)(a)(b)	8,665	7,755,175
6.13%, 04/15/32 (Call 01/15/32)(a)(b)	9,694	8,554,955
Kaiser Aluminum Corp.
4.50%, 06/01/31 (Call 06/01/26)(a)(b)	6,768	4,999,860
4.63%, 03/01/28 (Call 12/01/23)(a)	5,942	4,954,143
Novelis Corp.
3.25%, 11/15/26 (Call 12/01/23)(a)	9,239	8,234,259
3.88%, 08/15/31 (Call 08/15/26)(a)(b)	9,294	7,242,277
4.75%, 01/30/30 (Call 01/30/25)(a)(b)	19,925	16,936,250

		84,697,869

Office & Business Equipment — 0.1%
Xerox Holdings Corp.
5.00%, 08/15/25 (Call 07/15/25)(a)(b)	9,252	8,525,378
5.50%, 08/15/28 (Call 07/15/28)(a)	8,902	6,876,795

		15,402,173

Oil & Gas — 6.2%
Antero Resources Corp.
5.38%, 03/01/30 (Call 03/01/25)(a)(b)	7,466	6,812,725
7.63%, 02/01/29 (Call 02/01/24)(a)	5,309	5,383,772
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
5.88%, 06/30/29 (Call 09/01/24)(a)(b)	4,918	4,367,184
7.00%, 11/01/26 (Call 12/01/23)(a)(b)	6,966	6,734,132
8.25%, 12/31/28 (Call 02/01/24)(a)(b)	6,155	6,095,297
Baytex Energy Corp.
8.50%, 04/30/30 (Call 04/30/26)(a)	9,716	9,618,840
8.75%, 04/01/27 (Call 12/01/23)(a)(b)	6,009	6,054,068
Callon Petroleum Co.
7.50%, 06/15/30 (Call 06/15/25)(a)(b)	7,150	6,925,490
8.00%, 08/01/28 (Call 08/01/24)(a)(b)	8,312	8,187,320
Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.00%, 04/15/25 (Call 12/01/23)(a)	5,823	5,858,593
Chesapeake Energy Corp.
5.50%, 02/01/26 (Call 12/01/23)(a)	6,474	6,286,125
5.88%, 02/01/29 (Call 02/05/24)(a)	5,914	5,571,272
6.75%, 04/15/29 (Call 04/15/24)(a)(b)	11,711	11,456,790
CITGO Petroleum Corp.
6.38%, 06/15/26 (Call 12/01/23)(a)	7,576	7,433,789
7.00%, 06/15/25 (Call 12/01/23)(a)(b)	13,624	13,365,416
8.38%, 01/15/29 (Call 10/15/25)(a)	13,745	13,607,550
Civitas Resources Inc.
5.00%, 10/15/26 (Call 12/01/23)(a)	4,720	4,411,651
8.38%, 07/01/28 (Call 07/01/25)(a)	17,250	17,357,812
8.63%, 11/01/30 (Call 11/01/26)(a)	6,060	6,167,444
8.75%, 07/01/31 (Call 07/01/26)(a)	17,274	17,446,740

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
CNX Resources Corp.
6.00%, 01/15/29 (Call 01/15/24)(a)(b)	$6,506	$5,969,255
7.38%, 01/15/31 (Call 01/15/26)(a)(b)	5,920	5,653,600
Colgate Energy Partners III LLC, 5.88%, 07/01/29 (Call 07/01/24)(a)(b)	8,814	8,197,020
Comstock Resources Inc.
5.88%, 01/15/30 (Call 01/15/25)(a)(b)	11,645	9,956,475
6.75%, 03/01/29 (Call 03/01/24)(a)	15,447	14,037,461
Crescent Energy Finance LLC, 9.25%, 02/15/28 (Call 02/15/25)(a)	10,637	10,753,563
CrownRock LP/CrownRock Finance Inc.
5.00%, 05/01/29 (Call 05/01/24)(a)(b)	4,812	4,519,671
5.63%, 10/15/25 (Call 12/01/23)(a)(b)	14,271	14,074,438
CVR Energy Inc.
5.25%, 02/15/25 (Call 11/16/23)(a)	7,576	7,407,207
5.75%, 02/15/28 (Call 11/16/23)(a)	4,796	4,302,572
Earthstone Energy Holdings LLC
8.00%, 04/15/27 (Call 04/15/24)(a)	6,501	6,597,354
9.88%, 07/15/31 (Call 07/15/26)(a)(b)	5,885	6,348,771
Endeavor Energy Resources LP/EER Finance Inc., 5.75%, 01/30/28 (Call 12/01/23)(a)(b)	12,428	11,923,423
Energian Israel Finance Ltd.
4.88%, 03/30/26 (Call 12/30/25)(a)	7,729	6,805,435
5.38%, 03/30/28 (Call 09/30/27)(a)	7,883	6,449,537
5.88%, 03/30/31 (Call 09/30/30)(a)	7,715	6,176,443
8.50%, 09/30/33(a)(e)	9,277	8,103,729
Hilcorp Energy I LP/Hilcorp Finance Co.
5.75%, 02/01/29 (Call 02/01/24)(a)	6,739	6,026,688
6.00%, 04/15/30 (Call 04/15/25)(a)	5,873	5,209,809
6.00%, 02/01/31 (Call 02/01/26)(a)	7,843	6,873,824
6.25%, 11/01/28 (Call 12/01/23)(a)	7,333	6,854,302
6.25%, 04/15/32 (Call 05/15/27)(a)	6,106	5,327,485
Independence Energy Finance LLC, 7.25%, 05/01/26 (Call 12/01/23)(a)	8,810	8,501,650
Laredo Petroleum Inc.
9.50%, 01/15/25 (Call 12/01/23)	6,179	6,209,895
10.13%, 01/15/28 (Call 12/01/23)	8,429	8,444,804
Leviathan Bond Ltd.
6.13%, 06/30/25 (Call 03/30/25)(a)	7,282	6,762,450
6.50%, 06/30/27 (Call 12/30/26)(a)	7,179	6,321,199
6.75%, 06/30/30 (Call 12/30/29)(a)	6,896	5,856,113
Matador Resources Co.
5.88%, 09/15/26 (Call 11/16/23)(b)	8,672	8,356,953
6.88%, 04/15/28 (Call 04/15/25)(a)(b)	6,067	5,932,009
MEG Energy Corp.
5.88%, 02/01/29 (Call 02/01/24)(a)	7,301	6,816,879
7.13%, 02/01/27 (Call 12/01/23)(a)(b)	5,914	5,965,748
Moss Creek Resources Holdings Inc.
7.50%, 01/15/26 (Call 12/01/23)(a)	8,663	8,293,275
10.50%, 05/15/27 (Call 12/01/23)(a)	6,349	6,277,574
Murphy Oil Corp.
5.88%, 12/01/27 (Call 11/16/23)	6,851	6,584,325
6.38%, 07/15/28 (Call 07/15/24)	5,282	5,103,336
Nabors Industries Inc.
5.75%, 02/01/25 (Call 11/01/24)(b)	6,017	5,845,838
7.38%, 05/15/27 (Call 05/15/24)(a)	8,543	7,986,765
Nabors Industries Ltd., 7.25%, 01/15/26 (Call 12/01/23)(a)	7,166	6,697,224

Security	Par (000)	Value

Oil & Gas (continued)
Northern Oil and Gas Inc.
8.13%, 03/01/28 (Call 03/01/24)(a)	$8,772	$8,640,683
8.75%, 06/15/31 (Call 06/15/26)(a)(b)	6,453	6,428,350
Parkland Corp.
4.50%, 10/01/29 (Call 10/01/24)(a)(b)	9,850	8,471,985
4.63%, 05/01/30 (Call 05/01/25)(a)(b)	10,008	8,531,820
5.88%, 07/15/27 (Call 12/01/23)(a)	5,943	5,690,423
PBF Holding Co. LLC/PBF Finance Corp.
6.00%, 02/15/28 (Call 12/01/23)	9,942	9,170,732
7.88%, 09/15/30 (Call 09/15/26)(a)(b)	6,162	5,965,793
Permian Resources Operating LLC, 7.00%, 01/15/32 (Call 01/15/27)(a)(b)	5,988	5,810,925
Puma International Financing SA
5.00%, 01/24/26 (Call 11/13/23)(a)	800	719,514
5.13%, 10/06/24 (Call 11/13/23)(a)	650	636,613
Range Resources Corp.
4.75%, 02/15/30 (Call 02/15/25)(a)(b)	6,109	5,414,101
4.88%, 05/15/25 (Call 02/15/25)	8,332	8,102,870
8.25%, 01/15/29 (Call 01/15/24)(b)	6,888	7,051,600
SM Energy Co.
6.50%, 07/15/28 (Call 07/15/24)(b)	4,737	4,553,779
6.63%, 01/15/27 (Call 12/01/23)(b)	4,930	4,805,483
6.75%, 09/15/26 (Call 12/01/23)	5,486	5,388,404
Southwestern Energy Co.
4.75%, 02/01/32 (Call 02/01/27)(b)	14,015	12,051,148
5.38%, 02/01/29 (Call 02/01/24)(b)	8,076	7,464,426
5.38%, 03/15/30 (Call 03/15/25)(b)	15,012	13,773,510
Sunoco LP/Sunoco Finance Corp.
4.50%, 05/15/29 (Call 05/15/24)	9,714	8,401,736
4.50%, 04/30/30 (Call 04/30/25)(b)	9,923	8,489,126
5.88%, 03/15/28 (Call 12/01/23)	5,139	4,858,649
6.00%, 04/15/27 (Call 12/01/23)(b)	7,129	6,855,514
7.00%, 09/15/28 (Call 09/15/25)(a)	5,780	5,637,957
Transocean Inc.
7.50%, 01/15/26 (Call 11/14/23)(a)	7,319	7,010,577
8.00%, 02/01/27 (Call 11/13/23)(a)	7,854	7,372,079
8.75%, 02/15/30 (Call 02/15/26)(a)	13,157	13,111,918
11.50%, 01/30/27 (Call 11/13/23)(a)	8,569	8,917,158
Transocean Poseidon Ltd., 6.88%, 02/01/27 (Call 12/01/23)(a)	4,613	4,520,250
Transocean Titan Financing Ltd., 8.38%, 02/01/28 (Call 02/01/25)(a)	6,239	6,246,175
Valaris Ltd., 8.38%, 04/30/30 (Call 04/30/26)(a)	13,736	13,478,450
Vital Energy Inc., 9.75%, 10/15/30 (Call 10/15/26)	6,140	6,008,758

		682,246,615

Oil & Gas Services — 0.5%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%, 04/01/28 (Call 12/01/23)(a)	9,911	9,204,841
6.88%, 04/01/27 (Call 12/01/23)(a)	5,853	5,641,570
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26 (Call 12/01/23)	8,626	8,352,211
6.88%, 09/01/27 (Call 12/01/23)	9,570	9,139,350
Weatherford International Ltd.
6.50%, 09/15/28 (Call 09/15/24)(a)(b)	305	307,288
8.63%, 04/30/30 (Call 10/30/24)(a)(b)	19,717	19,938,816

		52,584,076

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Packaging & Containers — 3.0%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
3.25%, 09/01/28 (Call 05/15/24)(a)(b)	$7,057	$5,742,634
4.00%, 09/01/29 (Call 05/15/24)(a)(b)	12,067	9,050,250
6.00%, 06/15/27 (Call 06/15/24)(a)(b)	7,247	6,857,474
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.13%, 08/15/26 (Call 11/13/23)(a)	14,785	13,047,762
5.25%, 04/30/25 (Call 12/04/23)(a)	8,169	7,832,029
5.25%, 08/15/27 (Call 12/01/23)(a)(b)	21,273	15,476,108
Ball Corp.
2.88%, 08/15/30 (Call 05/15/30)(b)	15,860	12,485,785
3.13%, 09/15/31 (Call 06/15/31)(b)	10,243	7,955,738
4.88%, 03/15/26 (Call 12/15/25)	9,528	9,147,631
5.25%, 07/01/25(b)	12,340	12,150,581
6.00%, 06/15/29 (Call 05/15/26)(b)	11,847	11,370,158
6.88%, 03/15/28 (Call 11/15/24)(b)	9,057	9,049,641
Berry Global Inc., 5.63%, 07/15/27 (Call 12/01/23)(a)(b)	6,314	6,023,998
Clydesdale Acquisition Holdings Inc.
6.63%, 04/15/29 (Call 04/15/25)(a)(b)	6,062	5,501,540
8.75%, 04/15/30 (Call 04/15/25)(a)(b)	12,953	10,323,541
Crown Americas LLC, 5.25%, 04/01/30 (Call 01/01/30)(b)	6,182	5,586,983
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)	4,642	4,370,249
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 12/01/23)	10,485	10,056,208
Graphic Packaging International LLC
3.50%, 03/15/28(a)(b)	5,525	4,801,350
3.75%, 02/01/30 (Call 08/01/29)(a)	4,771	3,913,651
LABL Inc.
5.88%, 11/01/28 (Call 11/01/24)(a)(b)	6,147	5,238,381
6.75%, 07/15/26 (Call 11/13/23)(a)	8,702	8,012,910
8.25%, 11/01/29 (Call 11/01/24)(a)	5,498	4,082,265
10.50%, 07/15/27 (Call 11/13/23)(a)(b)	8,296	7,155,300
Mauser Packaging Solutions Holding Co.
7.88%, 08/15/26 (Call 08/15/24)(a)(b)	34,025	31,855,906
9.25%, 04/15/27 (Call 10/15/24)(a)(b)	16,600	13,779,778
OI European Group BV, 4.75%, 02/15/30 (Call 11/15/24)(a)(b)	4,391	3,727,827
Owens-Brockway Glass Container Inc.
6.63%, 05/13/27 (Call 12/01/23)(a)(b)	7,260	6,897,000
7.25%, 05/15/31 (Call 05/15/26)(a)(b)	8,132	7,430,615
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer Inc.
4.00%, 10/15/27 (Call 12/01/23)(a)(b)	12,467	10,979,562
4.38%, 10/15/28 (Call 10/15/24)(a)(b)	6,058	5,172,018
Sealed Air Corp.
4.00%, 12/01/27 (Call 09/01/27)(a)(b)	5,077	4,478,687
5.00%, 04/15/29 (Call 04/15/25)(a)(b)	5,172	4,597,554
5.13%, 12/01/24 (Call 09/01/24)(a)(b)	5,626	5,520,649
5.50%, 09/15/25 (Call 06/15/25)(a)	4,745	4,603,874
Sealed Air Corp./Sealed Air Corp. US, 6.13%, 02/01/28 (Call 02/01/25)(a)(b)	9,466	9,004,532
Silgan Holdings Inc., 4.13%, 02/01/28 (Call 11/16/23)	7,059	6,272,804

Security	Par (000)	Value

Packaging & Containers (continued)
Trivium Packaging Finance BV
5.50%, 08/15/26 (Call 12/01/23)(a)(b)	$12,656	$11,480,258
8.50%, 08/15/27 (Call 11/13/23)(a)	8,376	6,993,960

		328,027,191

Pharmaceuticals — 2.7%
AdaptHealth LLC
4.63%, 08/01/29 (Call 02/01/24)(a)(b)	6,013	4,494,718
5.13%, 03/01/30 (Call 03/01/25)(a)(b)	7,274	5,510,055
Bausch Health Americas Inc.
8.50%, 01/31/27 (Call 12/01/23)(a)(b)	7,462	3,388,408
9.25%, 04/01/26 (Call 12/01/23)(a)(b)	8,477	7,466,012
Bausch Health Companies Inc.
4.88%, 06/01/28 (Call 06/01/24)(a)(b)	19,495	9,694,279
5.00%, 01/30/28 (Call 11/16/23)(a)(b)	5,397	1,984,400
5.00%, 02/15/29 (Call 02/15/24)(a)(b)	5,296	1,853,600
5.25%, 01/30/30 (Call 01/30/25)(a)(b)	8,808	3,049,770
5.25%, 02/15/31 (Call 02/15/26)(a)(b)	5,318	1,861,300
5.50%, 11/01/25 (Call 12/01/23)(a)(b)	20,663	17,821,837
5.75%, 08/15/27 (Call 11/16/23)(a)(b)	6,505	3,382,600
6.13%, 02/01/27 (Call 02/01/24)(a)(b)	12,304	6,828,720
6.25%, 02/15/29 (Call 02/15/24)(a)(b)	9,420	3,438,300
9.00%, 12/15/25 (Call 12/01/23)(a)(b)	11,631	10,188,770
11.00%, 09/30/28(a)	22,050	13,382,776
14.00%, 10/15/30 (Call 10/15/25)(a)	3	1,616
Herbalife Nutrition Ltd./HLF Financing Inc., 7.88%, 09/01/25 (Call 12/01/23)(a)	7,490	7,018,055
HLF Financing Sarl LLC/Herbalife International Inc., 4.88%, 06/01/29 (Call 06/01/24)(a)(b)	7,293	4,982,012
Jazz Securities DAC, 4.38%, 01/15/29 (Call 07/15/24)(a)(b)	18,883	16,381,002
Organon & Co./Organon Foreign Debt Co.-Issuer BV
4.13%, 04/30/28 (Call 04/30/24)(a)	26,367	22,775,166
5.13%, 04/30/31 (Call 04/30/26)(a)(b)	24,544	19,198,889
Owens & Minor Inc.
4.50%, 03/31/29 (Call 03/31/24)(a)(b)	5,995	4,834,539
6.63%, 04/01/30 (Call 04/01/25)(a)(b)	7,063	6,188,488
Perrigo Finance Unlimited Co.
3.90%, 12/15/24 (Call 09/15/24)	9,064	8,780,750
4.38%, 03/15/26 (Call 12/15/25)	8,459	7,937,106
4.65%, 06/15/30 (Call 03/15/30)	9,176	7,660,285
Prestige Brands Inc.
3.75%, 04/01/31 (Call 04/01/26)(a)(b)	7,158	5,663,768
5.13%, 01/15/28 (Call 12/01/23)(a)(b)	4,659	4,295,458
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26	41,678	36,756,245
4.75%, 05/09/27 (Call 02/09/27)(b)	12,433	11,269,047
5.13%, 05/09/29 (Call 02/09/29)(b)	12,211	10,696,897
6.75%, 03/01/28 (Call 12/01/27)(b)	16,023	15,321,994
7.13%, 01/31/25 (Call 10/31/24)(b)	4,611	4,569,038
7.88%, 09/15/29 (Call 06/15/29)	7,651	7,549,027
8.13%, 09/15/31 (Call 06/15/31)	6,327	6,247,913

		302,472,840

Pipelines — 5.2%
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 06/15/29 (Call 06/15/24)(a)	9,452	8,600,139
5.75%, 03/01/27 (Call 11/16/23)(a)	7,628	7,278,956

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
5.75%, 01/15/28 (Call 11/16/23)(a)	$8,185	$7,673,438
7.88%, 05/15/26 (Call 11/16/23)(a)	6,694	6,742,357
Buckeye Partners LP
3.95%, 12/01/26 (Call 09/01/26)	6,653	6,040,392
4.13%, 03/01/25 (Call 02/01/25)(a)	6,392	6,087,102
4.13%, 12/01/27 (Call 09/01/27)	4,807	4,165,770
4.50%, 03/01/28 (Call 12/01/27)(a)(b)	5,965	5,202,971
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31 (Call 06/15/26)(a)(b)	17,246	15,001,174
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.63%, 05/01/27 (Call 11/16/23)(a)(b)	7,513	7,226,604
5.75%, 04/01/25 (Call 12/01/23)	5,514	5,445,075
6.00%, 02/01/29 (Call 02/01/24)(a)(b)	8,543	8,222,638
7.38%, 02/01/31 (Call 02/01/26)(a)(b)	7,631	7,710,172
8.00%, 04/01/29 (Call 04/01/24)(a)(b)	5,191	5,308,317
DT Midstream Inc.
4.13%, 06/15/29 (Call 06/15/24)(a)	14,053	12,064,500
4.38%, 06/15/31 (Call 06/15/26)(a)	12,396	10,288,680
EnLink Midstream LLC
5.38%, 06/01/29 (Call 03/01/29)(b)	5,968	5,462,212
5.63%, 01/15/28 (Call 07/15/27)(a)(b)	5,903	5,573,244
6.50%, 09/01/30 (Call 03/01/30)(a)	12,063	11,573,966
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)	4,876	4,670,233
4.85%, 07/15/26 (Call 04/15/26)	6,167	5,854,025
EQM Midstream Partners LP
4.13%, 12/01/26 (Call 09/01/26)	5,869	5,434,635
4.50%, 01/15/29 (Call 07/15/28)(a)(b)	9,713	8,528,111
4.75%, 01/15/31 (Call 07/15/30)(a)(b)	13,400	11,296,495
5.50%, 07/15/28 (Call 04/15/28)(b)	10,395	9,681,279
6.00%, 07/01/25 (Call 04/01/25)(a)	4,781	4,669,244
6.50%, 07/01/27 (Call 01/01/27)(a)	11,008	10,704,996
7.50%, 06/01/27 (Call 06/01/24)(a)	6,291	6,238,156
7.50%, 06/01/30 (Call 12/01/29)(a)(b)	5,916	5,822,330
Genesis Energy LP/Genesis Energy Finance Corp.
6.50%, 10/01/25 (Call 12/01/23)	6,328	6,187,749
7.75%, 02/01/28 (Call 12/01/23)	8,148	7,659,120
8.00%, 01/15/27 (Call 01/15/24)	12,232	11,742,720
8.88%, 04/15/30 (Call 04/15/26)	6,483	6,249,792
Hess Midstream Operations LP
4.25%, 02/15/30 (Call 02/15/25)(a)(b)	9,450	8,113,899
5.13%, 06/15/28 (Call 12/01/23)(a)(b)	7,115	6,588,861
5.50%, 10/15/30 (Call 10/15/25)(a)	4,660	4,242,200
5.63%, 02/15/26 (Call 12/01/23)(a)(b)	9,664	9,387,871
ITT Holdings LLC, 6.50%, 08/01/29 (Call 08/01/24)(a)	14,930	12,485,212
Kinetik Holdings LP, 5.88%, 06/15/30 (Call 06/15/25)(a)(b)	12,239	11,287,078
New Fortress Energy Inc.
6.50%, 09/30/26 (Call 12/01/23)(a)	18,519	16,574,505
6.75%, 09/15/25 (Call 11/21/23)(a)(b)	15,241	14,136,027
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26 (Call 12/01/23)(a)	24,891	24,299,839
NuStar Logistics LP
5.63%, 04/28/27 (Call 01/28/27)	7,015	6,630,403
5.75%, 10/01/25 (Call 07/01/25)(b)	6,931	6,712,967
6.00%, 06/01/26 (Call 03/01/26)	6,329	6,120,459
6.38%, 10/01/30 (Call 04/01/30)(b)	7,105	6,580,367

Security	Par (000)	Value

Pipelines (continued)
Rockies Express Pipeline LLC
3.60%, 05/15/25 (Call 04/15/25)(a)(b)	$5,207	$4,927,124
4.95%, 07/15/29 (Call 04/15/29)(a)(b)	7,063	6,216,358
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 9.00%, 10/15/26 (Call 12/01/23)(a)(f)	9,599	9,215,040
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
5.50%, 01/15/28 (Call 12/01/23)(a)	9,197	8,093,360
6.00%, 03/01/27 (Call 12/01/23)(a)	5,325	4,881,562
6.00%, 12/31/30 (Call 12/31/25)(a)(b)	8,901	7,516,076
6.00%, 09/01/31 (Call 09/01/26)(a)	5,997	5,052,473
7.50%, 10/01/25 (Call 12/01/23)(a)	7,500	7,394,438
Venture Global Calcasieu Pass LLC
3.88%, 11/01/33 (Call 05/01/33)(a)	15,459	11,677,535
6.25%, 01/15/30 (Call 10/15/29)(a)(b)	11,935	11,225,106
3.88%, 08/15/29 (Call 02/15/29)(a)	15,095	12,566,587
4.13%, 08/15/31 (Call 02/15/31)(a)	15,468	12,462,053
Venture Global LNG Inc.
8.13%, 06/01/28 (Call 06/01/25)(a)(b)	27,513	26,673,853
8.38%, 06/01/31 (Call 06/01/26)(a)(b)	27,324	25,957,800
9.50%, 02/01/29 (Call 11/01/28)(a)	21,649	21,946,674
9.88%, 02/01/32 (Call 02/01/27)(a)	18,275	18,539,987

		577,912,306

Real Estate — 0.6%
Anywhere Real Estate Group LLC/Anywhere Co.-Issuer Corp., 7.00%, 04/15/30 (Call 04/15/25)(a)(b)	7,576	6,064,432
Cushman & Wakefield U.S. Borrower LLC
6.75%, 05/15/28 (Call 12/01/23)(a)(b)	7,784	7,111,657
8.88%, 09/01/31 (Call 09/01/26)(a)(b)	4,978	4,722,878
Howard Hughes Corp. (The)
4.13%, 02/01/29 (Call 02/01/24)(a)	7,387	5,946,946
4.38%, 02/01/31 (Call 02/01/26)(a)(b)	7,763	5,940,913
5.38%, 08/01/28 (Call 12/01/23)(a)	8,755	7,705,494
Kennedy-Wilson Inc.
4.75%, 03/01/29 (Call 03/01/24)(b)	6,993	5,298,696
4.75%, 02/01/30 (Call 09/01/24)	7,328	5,349,440
5.00%, 03/01/31 (Call 03/01/26)(b)	7,167	5,142,323
Realogy Group LLC/Realogy Co-Issuer Corp.
5.25%, 04/15/30 (Call 04/15/25)(a)(b)	5,725	3,528,031
5.75%, 01/15/29 (Call 01/15/24)(a)(b)	7,169	4,444,780

		61,255,590

Real Estate Investment Trusts — 3.6%
Brandywine Operating Partnership LP, 3.95%, 11/15/27 (Call 08/15/27)(b)	4,995	4,148,142
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL
4.50%, 04/01/27 (Call 12/01/23)(a)	9,473	7,879,612
5.75%, 05/15/26 (Call 11/13/23)(a)(b)	11,320	10,353,908
Diversified Healthcare Trust
4.38%, 03/01/31 (Call 09/01/30)	5,803	3,988,257
4.75%, 02/15/28 (Call 08/15/27)(b)	5,902	4,299,843
9.75%, 06/15/25 (Call 11/16/23)	6,058	5,876,260
HAT Holdings I LLC/HAT Holdings II LLC
3.38%, 06/15/26 (Call 03/15/26)(a)(b)	12,207	10,711,642
6.00%, 04/15/25 (Call 12/01/23)(a)(b)	4,862	4,717,453
Iron Mountain Inc.
4.50%, 02/15/31 (Call 02/15/26)(a)	13,802	11,264,502

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
4.88%, 09/15/27 (Call 11/13/23)(a)(b)	$12,261	$11,205,818
4.88%, 09/15/29 (Call 09/15/24)(a)(b)	12,194	10,624,023
5.00%, 07/15/28 (Call 11/13/23)(a)	6,270	5,611,650
5.25%, 03/15/28 (Call 11/13/23)(a)	9,882	9,041,042
5.25%, 07/15/30 (Call 07/15/25)(a)(b)	16,285	14,142,708
5.63%, 07/15/32 (Call 07/15/26)(a)(b)	6,887	5,873,509
7.00%, 02/15/29 (Call 08/15/25)(a)(b)	12,323	11,937,906
Iron Mountain Information Management Services Inc., 5.00%, 07/15/32 (Call 07/15/27)(a)	9,406	7,698,153
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
4.25%, 02/01/27 (Call 12/01/23)(a)	8,151	7,124,993
4.75%, 06/15/29 (Call 06/15/24)(a)	8,050	6,490,313
MPT Operating Partnership LP/MPT Finance Corp.
3.50%, 03/15/31 (Call 03/15/26)	15,770	9,540,850
4.63%, 08/01/29 (Call 08/01/24)(b)	10,904	7,552,297
5.00%, 10/15/27 (Call 12/01/23)(b)	16,491	12,753,727
5.25%, 08/01/26 (Call 12/01/23)(b)	6,384	5,490,240
Office Properties Income Trust
3.45%, 10/15/31 (Call 07/15/31)(b)	4,829	2,384,319
4.50%, 02/01/25 (Call 11/01/24)	7,333	6,323,026
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
4.88%, 05/15/29 (Call 05/15/24)(a)	8,957	7,502,116
5.88%, 10/01/28 (Call 12/01/23)(a)(b)	9,101	8,175,519
7.50%, 06/01/25 (Call 12/01/23)(a)	7,609	7,542,117
RHP Hotel Properties LP/RHP Finance Corp.
4.50%, 02/15/29 (Call 02/15/24)(a)	7,780	6,619,613
4.75%, 10/15/27 (Call 12/01/23)	8,283	7,527,176
7.25%, 07/15/28 (Call 07/15/25)	5,203	5,058,374
RLJ Lodging Trust LP
3.75%, 07/01/26 (Call 12/01/23)(a)	5,877	5,300,922
4.00%, 09/15/29 (Call 09/15/24)(a)(b)	5,851	4,768,565
SBA Communications Corp.
3.13%, 02/01/29 (Call 02/01/24)(b)	18,203	15,034,313
3.88%, 02/15/27 (Call 11/13/23)	18,169	16,511,079
Service Properties Trust
3.95%, 01/15/28 (Call 07/15/27)(b)	4,659	3,476,779
4.35%, 10/01/24 (Call 09/01/24)	2,203	2,112,126
4.38%, 02/15/30 (Call 08/15/29)(b)	4,685	3,235,555
4.75%, 10/01/26 (Call 08/01/26)	5,838	4,946,732
4.95%, 02/15/27 (Call 08/15/26)(b)	4,932	4,112,055
4.95%, 10/01/29 (Call 07/01/29)	5,221	3,760,425
5.50%, 12/15/27 (Call 09/15/27)	5,351	4,520,641
7.50%, 09/15/25 (Call 06/15/25)(b)	9,630	9,356,347
Starwood Property Trust Inc.
3.63%, 07/15/26 (Call 01/15/26)(a)(b)	4,369	3,845,200
3.75%, 12/31/24 (Call 09/30/24)(a)	4,467	4,219,301
4.38%, 01/15/27 (Call 07/15/26)(a)(b)	6,143	5,276,069
4.75%, 03/15/25 (Call 09/15/24)(b)	5,896	5,651,434
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC, 6.00%, 01/15/30 (Call 01/15/25)(a)(b)	7,859	4,854,897
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
4.75%, 04/15/28 (Call 04/15/24)(a)(b)	6,406	5,112,789
6.50%, 02/15/29 (Call 02/15/24)(a)(b)	13,040	8,418,885
10.50%, 02/15/28 (Call 09/15/25)(a)	32,473	31,263,949

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
XHR LP
4.88%, 06/01/29 (Call 06/01/24)(a)(b)	$5,919	$5,019,475
6.38%, 08/15/25 (Call 11/13/23)(a)	5,741	5,575,946

		395,832,592

Retail — 4.3%
1011778 BC ULC/New Red Finance Inc.
3.50%, 02/15/29 (Call 02/15/24)(a)(b)	9,417	8,059,069
3.88%, 01/15/28 (Call 12/01/23)(a)	19,484	17,397,384
4.00%, 10/15/30 (Call 10/15/25)(a)	35,516	29,102,283
4.38%, 01/15/28 (Call 12/01/23)(a)	9,273	8,322,517
5.75%, 04/15/25 (Call 12/01/23)(a)(b)	5,667	5,616,286
Asbury Automotive Group Inc.
4.50%, 03/01/28 (Call 11/13/23)	4,853	4,293,304
4.63%, 11/15/29 (Call 11/15/24)(a)(b)	9,888	8,349,773
4.75%, 03/01/30 (Call 03/01/25)(b)	5,516	4,652,746
5.00%, 02/15/32 (Call 11/15/26)(a)(b)	7,342	5,955,904
Bath & Body Works Inc.
5.25%, 02/01/28	6,721	6,165,733
6.63%, 10/01/30 (Call 10/01/25)(a)(b)	11,815	10,958,058
7.50%, 06/15/29 (Call 06/15/24)(b)	6,027	5,896,038
Beacon Roofing Supply Inc., 6.50%, 08/01/30 (Call 08/01/26)(a)(b)	7,093	6,766,722
eG Global Finance PLC
6.75%, 02/07/25 (Call 11/13/23)(a)	8,382	8,259,990
8.50%, 10/30/25 (Call 12/01/23)(a)	7,456	7,330,532
Ferrellgas LP/Ferrellgas Finance Corp.
5.38%, 04/01/26 (Call 12/01/23)(a)	7,701	7,212,372
5.88%, 04/01/29 (Call 04/01/24)(a)	10,057	8,885,359
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc.
4.63%, 01/15/29 (Call 01/15/25)(a)	12,719	10,699,859
6.75%, 01/15/30 (Call 01/15/25)(a)(b)	15,514	12,370,563
FirstCash Inc.
4.63%, 09/01/28 (Call 12/01/23)(a)	5,915	5,190,659
5.63%, 01/01/30 (Call 01/01/25)(a)(b)	6,427	5,687,895
Gap Inc. (The)
3.63%, 10/01/29 (Call 10/01/24)(a)(b)	9,091	6,954,615
3.88%, 10/01/31 (Call 10/01/26)(a)(b)	9,402	6,733,007
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/27 (Call 12/01/23)(a)	9,082	8,589,983
Kohl’s Corp., 4.63%, 05/01/31 (Call 02/01/31)(b).	6,018	4,091,638
LBM Acquisition LLC, 6.25%, 01/15/29 (Call 01/15/24)(a)	9,930	7,844,700
LCM Investments Holdings II LLC
4.88%, 05/01/29 (Call 05/01/24)(a)(b)	12,494	10,435,680
8.25%, 08/01/31 (Call 08/01/26)(a)(b)	5,989	5,716,481
Lithia Motors Inc.
3.88%, 06/01/29 (Call 06/01/24)(a)(b)	9,385	7,762,333
4.38%, 01/15/31 (Call 10/15/25)(a)	6,702	5,428,620
4.63%, 12/15/27 (Call 12/01/23)(a)(b)	4,590	4,132,047
Macy’s Retail Holdings LLC
5.88%, 04/01/29 (Call 04/01/24)(a)(b)	6,095	5,373,352
5.88%, 03/15/30 (Call 03/15/25)(a)(b)	5,096	4,310,897
6.13%, 03/15/32 (Call 03/15/27)(a)(b)	4,986	4,123,821
Michaels Companies Inc. (The)
5.25%, 05/01/28 (Call 11/13/23)(a)(b)	10,450	7,523,627
7.88%, 05/01/29 (Call 05/01/24)(a)	16,150	9,011,700
Murphy Oil USA Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)	5,923	4,737,393
4.75%, 09/15/29 (Call 09/15/24)	6,004	5,324,601

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
NMG Holding Co. Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26 (Call 12/01/23)(a)	$13,627	$12,738,274
Nordstrom Inc.
4.25%, 08/01/31 (Call 05/01/31)(b)	5,025	3,681,214
4.38%, 04/01/30 (Call 01/01/30)(b)	6,134	4,753,237
Penske Automotive Group Inc.
3.50%, 09/01/25 (Call 11/13/23)(b)	6,748	6,427,470
3.75%, 06/15/29 (Call 06/15/24)(b)	5,927	4,900,740
PetSmart Inc./PetSmart Finance Corp.
4.75%, 02/15/28 (Call 02/15/24)(a)	15,084	13,347,939
7.75%, 02/15/29 (Call 02/15/24)(a)(b)	14,218	13,098,332
QVC Inc.
4.38%, 09/01/28 (Call 06/01/28)(b)	5,624	2,812,000
4.45%, 02/15/25 (Call 11/15/24)(b)	7,052	6,069,022
4.75%, 02/15/27 (Call 11/15/26)(b)	7,247	4,112,672
Rite Aid Corp., 8.00%, 11/15/26 (Call 12/01/23)(a)(b)	9,061	6,371,016
Sonic Automotive Inc.
4.63%, 11/15/29 (Call 11/15/24)(a)(b)	7,876	6,556,770
4.88%, 11/15/31 (Call 11/15/26)(a)(b)	6,391	5,088,834
SRS Distribution Inc.
4.63%, 07/01/28 (Call 07/01/24)(a)	8,045	7,035,170
6.00%, 12/01/29 (Call 12/01/24)(a)(b)	10,677	8,888,602
6.13%, 07/01/29 (Call 07/01/24)(a)	5,604	4,693,350
Staples Inc.
7.50%, 04/15/26 (Call 12/01/23)(a)	24,815	20,224,225
10.75%, 04/15/27 (Call 12/01/23)(a)(b)	12,392	6,916,802
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31 (Call 06/01/26)(a)	7,417	6,172,761
Yum! Brands Inc.
3.63%, 03/15/31 (Call 12/15/30)(b)	12,547	10,181,200
4.63%, 01/31/32 (Call 10/01/26)(b)	13,902	11,834,471
4.75%, 01/15/30 (Call 10/15/29)(a)(b)	9,792	8,725,162
5.38%, 04/01/32 (Call 04/01/27)(b)	12,125	10,854,906

		480,751,710

Semiconductors — 0.3%
Entegris Escrow Corp.
4.75%, 04/15/29 (Call 01/15/29)(a)	19,390	17,415,128
5.95%, 06/15/30 (Call 06/15/25)(a)(b)	11,203	10,250,745
Entegris Inc.
3.63%, 05/01/29 (Call 05/01/24)(a)(b)	4,995	4,192,054
4.38%, 04/15/28 (Call 11/13/23)(a)(b)	4,696	4,183,502

		36,041,429

Software — 2.4%
Central Parent Inc./CDK Global Inc., 7.25%, 06/15/29 (Call 06/15/25)(a)	9,083	8,719,680
Central Parent LLC/CDK Global II LLC/CDK Financing Co. Inc., 8.00%, 06/15/29 (Call 06/15/25)(a)(b)	8,816	8,776,328
Clarivate Science Holdings Corp.
3.88%, 07/01/28 (Call 06/30/24)(a)	11,484	9,925,047
4.88%, 07/01/29 (Call 06/30/24)(a)(b)	11,222	9,462,250
Cloud Software Group Inc.
6.50%, 03/31/29 (Call 09/30/25)(a)(b)	50,066	43,970,129
9.00%, 09/30/29 (Call 09/30/25)(a)(b)	47,236	40,273,853
Fair Isaac Corp.
4.00%, 06/15/28 (Call 11/16/23)(a)(b)	11,129	9,898,319
5.25%, 05/15/26 (Call 02/15/26)(a)	4,598	4,424,701

Security	Par (000)	Value

Software (continued)
Minerva Merger Sub Inc., 6.50%, 02/15/30 (Call 02/15/25)(a)(b)	$28,931	$23,542,601
Open Text Corp.
3.88%, 02/15/28 (Call 12/01/23)(a)	10,534	9,119,811
3.88%, 12/01/29 (Call 12/01/24)(a)(b)	10,181	8,344,348
Open Text Holdings Inc.
4.13%, 02/15/30 (Call 02/15/25)(a)(b)	10,385	8,600,511
4.13%, 12/01/31 (Call 12/01/26)(a)(b)	8,157	6,437,912
PTC Inc.
3.63%, 02/15/25 (Call 12/01/23)(a)	5,645	5,431,976
4.00%, 02/15/28 (Call 12/01/23)(a)	6,103	5,429,687
Rackspace Technology Global Inc.
3.50%, 02/15/28 (Call 02/15/24)(a)(b)	6,426	2,835,098
5.38%, 12/01/28 (Call 12/01/23)(a)	5,423	1,579,371
ROBLOX Corp., 3.88%, 05/01/30 (Call 11/01/24)(a)(b)	12,257	9,945,452
SS&C Technologies Inc., 5.50%, 09/30/27 (Call 12/01/23)(a)(b)	24,775	23,257,531
Twilio Inc.
3.63%, 03/15/29 (Call 03/15/24)(b)	6,452	5,363,225
3.88%, 03/15/31 (Call 03/15/26)(b)	6,019	4,814,974
Veritas U.S. Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25 (Call 12/01/23)(a)	21,599	17,657,183

		267,809,987

Telecommunications — 4.9%
Altice France Holding SA
6.00%, 02/15/28 (Call 12/01/23)(a)(b)	12,660	5,443,800
10.50%, 05/15/27 (Call 11/13/23)(a)	19,850	10,768,625
Altice France SA/France
5.13%, 01/15/29 (Call 12/01/23)(a)	5,613	3,850,986
5.13%, 07/15/29 (Call 04/15/24)(a)	31,249	21,396,815
5.50%, 01/15/28 (Call 12/01/23)(a)	13,501	10,024,493
5.50%, 10/15/29 (Call 10/15/24)(a)	25,140	17,212,993
8.13%, 02/01/27 (Call 11/13/23)(a)	21,787	18,324,229
British Telecommunications PLC
4.25%, 11/23/81 (Call 11/23/26), (5-year CMT + 2.985%)(a)(c)	6,120	5,345,589
4.88%, 11/23/81 (Call 08/23/31), (5-year CMT + 3.493%)(a)(b)(c)	6,405	5,162,221
C&W Senior Financing DAC, 6.88%, 09/15/27 (Call 11/13/23)(a)(b)	15,569	13,269,459
CommScope Inc.
4.75%, 09/01/29 (Call 09/01/24)(a)(b)	14,694	10,047,022
6.00%, 03/01/26 (Call 12/01/23)(a)(b)	18,468	15,513,120
7.13%, 07/01/28 (Call 12/01/23)(a)(b)	8,212	2,923,472
8.25%, 03/01/27 (Call 12/01/23)(a)(b)	12,032	4,922,592
CommScope Technologies LLC
5.00%, 03/15/27 (Call 11/13/23)(a)(b)	8,630	3,149,950
6.00%, 06/15/25 (Call 11/13/23)(a)(b)	16,080	9,648,000
Connect Finco Sarl/Connect U.S. Finco LLC,
6.75%, 10/01/26 (Call 11/13/23)(a)(b)	25,673	23,900,279
Consolidated Communications Inc.
5.00%, 10/01/28 (Call 11/13/23)(a)(b)	4,757	3,567,750
6.50%, 10/01/28 (Call 11/13/23)(a)(b)	9,313	7,380,553
Frontier Communications Holdings LLC
5.00%, 05/01/28 (Call 05/01/24)(a)	18,334	15,813,075
5.88%, 10/15/27 (Call 12/01/23)(a)(b)	14,289	13,020,851
5.88%, 11/01/29 (Call 11/01/24)(b)	8,672	6,514,840
6.00%, 01/15/30 (Call 10/15/24)(a)(b)	11,957	8,997,643
6.75%, 05/01/29 (Call 05/01/24)(a)(b)	12,165	9,625,556
8.63%, 03/15/31 (Call 03/15/26)(a)	9,371	8,797,026

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
8.75%, 05/15/30 (Call 05/15/25)(a)(b)	$14,280	$13,583,850
Hughes Satellite Systems Corp.
5.25%, 08/01/26	9,202	8,273,058
6.63%, 08/01/26(b)	9,102	7,699,109
Iliad Holding SASU
6.50%, 10/15/26 (Call 11/13/23)(a)	14,729	13,753,204
7.00%, 10/15/28 (Call 10/15/24)(a)	10,450	9,457,996
Intelsat Jackson Holdings SA, 6.50%, 03/15/30 (Call 03/15/25)(a)(b)	37,310	32,832,800
Level 3 Financing Inc.
3.40%, 03/01/27 (Call 01/01/27)(a)	8,793	8,122,534
3.63%, 01/15/29 (Call 01/15/24)(a)	10,393	5,361,055
3.75%, 07/15/29 (Call 01/15/24)(a)	11,994	6,109,531
3.88%, 11/15/29 (Call 08/15/29)(a)	9,277	8,186,953
4.25%, 07/01/28 (Call 12/01/23)(a)	15,456	8,732,640
4.63%, 09/15/27 (Call 12/01/23)(a)	12,864	8,668,728
10.50%, 05/15/30 (Call 05/15/26)(a)	11,847	11,816,198
Lumen Technologies Inc.
4.00%, 02/15/27 (Call 12/01/23)(a)	15,900	10,724,550
4.50%, 01/15/29 (Call 01/15/24)(a)	5,172	1,505,133
5.13%, 12/15/26 (Call 12/01/23)(a)	5,205	2,503,750
Rogers Communications Inc., 5.25%, 03/15/82 (Call 03/15/27), (5-year CMT + 3.590%)(a)(b)(c)	9,413	8,283,440
Viasat Inc., 7.50%, 05/30/31 (Call 05/30/26)(a)	8,546	5,583,102
ViaSat Inc.
5.63%, 09/15/25 (Call 11/13/23)(a)	8,536	7,929,859
5.63%, 04/15/27 (Call 11/13/23)(a)(b)	7,506	6,556,866
6.50%, 07/15/28 (Call 12/01/23)(a)(b)	4,966	3,520,397
Vmed O2 UK Financing I PLC
4.25%, 01/31/31 (Call 01/31/26)(a)	15,814	12,528,641
4.75%, 07/15/31 (Call 07/15/26)(a)	17,517	14,101,185
Vodafone Group PLC
3.25%, 06/04/81 (Call 06/04/26), (5-year CMT + 2.447%)(b)(c)	6,393	5,625,385
4.13%, 06/04/81 (Call 03/04/31), (5-year CMT + 2.767%)(b)(c)	11,930	9,039,361
7.00%, 04/04/79 (Call 01/04/29), (5-year USD Swap + 4.873%)(c)	24,521	23,641,187
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/28 (Call 12/01/23)(a)(b)	17,659	13,760,776
Zayo Group Holdings Inc.
4.00%, 03/01/27 (Call 12/01/23)(a)(b)	18,270	13,748,175
6.13%, 03/01/28 (Call 12/01/23)(a)(b)	13,470	8,890,200

		545,160,602

Transportation — 0.0%
XPO Inc., 7.13%, 06/01/31 (Call 06/01/26)(a)(b)	5,512	5,367,310

Trucking & Leasing — 0.3%
AerCap Global Aviation Trust, 6.50%, 06/15/45 (Call 06/15/25), (3-mo. SOFR + 4.562%)(a)(c)	6,233	6,113,638
Fortress Transportation and Infrastructure Investors LLC
5.50%, 05/01/28 (Call 05/01/24)(a)	11,942	10,860,503

Security	Par (000)	Value

Trucking & Leasing (continued)
6.50%, 10/01/25 (Call 12/01/23)(a)(b)	$7,282	$7,190,125
9.75%, 08/01/27 (Call 11/13/23)(a)	4,570	4,697,722

		28,861,988

Total Corporate Bonds & Notes — 98.1% (Cost: $12,641,366,588)		10,843,911,749

Fixed Rate Loan Interests

Diversified Financial Services — 0.0%
Curo Group Holdings Corp., Term Loan, (6.00% Cash + 12.00% PIK), 18.00%, 08/02/27(g)	2,739	2,560,997

Total Fixed Rate Loan Interests — 0.0% (Cost: $2,681,402)		2,560,997

Total Long-Term Investments — 98.1% (Cost: $12,644,047,990)		10,846,472,746

	Shares

Short-Term Securities

Money Market Funds — 18.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(h)(i)(j)	2,025,491,152	2,026,301,348
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(h)(i)	64,260,000	64,260,000

Total Short-Term Securities — 18.9% (Cost: $2,089,313,135)		2,090,561,348

Total Investments — 117.0% (Cost: $14,733,361,125)		12,937,034,094

Liabilities in Excess of Other Assets — (17.0)%		(1,875,236,088)

Net Assets — 100.0%		$11,061,798,006

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Perpetual security with no stated maturity date.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ High Yield Corporate Bond ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$10,843,911,749	$—	$10,843,911,749
Fixed Rate Loan Interests	—	2,560,997	—	2,560,997
Short-Term Securities
Money Market Funds	2,090,561,348	—	—	2,090,561,348

	$2,090,561,348	$10,846,472,746	$—	$12,937,034,094

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.0%
Omnicom Group Inc., 2.60%, 08/01/31 (Call 05/01/31)(a)	$1,531	$1,176,390

Aerospace & Defense — 2.2%
Boeing Co. (The)
2.70%, 02/01/27 (Call 12/01/26)(a)	6,524	5,876,152
2.95%, 02/01/30 (Call 11/01/29)	7,013	5,793,725
3.20%, 03/01/29 (Call 12/01/28)	8,987	7,769,007
3.25%, 02/01/28 (Call 12/01/27)	10,072	8,997,383
3.25%, 02/01/35 (Call 11/01/34)	7,985	5,907,523
3.60%, 05/01/34 (Call 02/01/34)	9,176	7,186,203
3.63%, 02/01/31 (Call 11/01/30)(a)	12,934	10,935,619
3.75%, 02/01/50 (Call 08/01/49)(a)	16,577	10,558,659
3.90%, 05/01/49 (Call 11/01/48)(a)	10,141	6,615,631
3.95%, 08/01/59 (Call 02/01/59)(a)	4,558	2,801,495
5.04%, 05/01/27 (Call 03/01/27)	17,664	17,108,888
5.15%, 05/01/30 (Call 02/01/30)	41,436	38,835,029
5.71%, 05/01/40 (Call 11/01/39)	26,801	23,713,699
5.81%, 05/01/50 (Call 11/01/49)	51,573	44,361,816
5.93%, 05/01/60 (Call 11/01/59)	31,316	26,365,169
General Dynamics Corp.
3.50%, 04/01/27 (Call 02/01/27)(a)	5,859	5,497,732
3.63%, 04/01/30 (Call 01/01/30)	10,959	9,759,734
3.75%, 05/15/28 (Call 02/15/28)(a)	9,836	9,157,611
4.25%, 04/01/40 (Call 10/01/39)	3,323	2,693,722
4.25%, 04/01/50 (Call 10/01/49)	3,167	2,468,429
L3Harris Technologies Inc.
4.40%, 06/15/28 (Call 03/15/28)	8,658	8,088,300
4.40%, 06/15/28 (Call 03/15/28)(a)	9,509	8,883,304
5.40%, 07/31/33 (Call 04/30/33)	12,493	11,682,858
Lockheed Martin Corp.
2.80%, 06/15/50 (Call 12/15/49)	7,455	4,352,999
3.80%, 03/01/45 (Call 09/01/44)(a)	9,754	7,102,876
3.90%, 06/15/32 (Call 03/15/32)(a)	6,260	5,479,491
4.07%, 12/15/42(a)	15,731	12,199,579
4.09%, 09/15/52 (Call 03/15/52)(a)	14,637	10,785,759
4.15%, 06/15/53 (Call 12/15/52)(a)	8,045	5,985,659
4.70%, 05/15/46 (Call 11/15/45)	11,599	9,561,014
4.75%, 02/15/34 (Call 11/15/33)(a)	11,181	10,316,060
5.10%, 11/15/27 (Call 10/15/27)	6,356	6,288,061
5.25%, 01/15/33 (Call 10/15/32)(a)	8,977	8,637,409
5.70%, 11/15/54 (Call 05/15/54)(a)	7,655	7,177,926
5.90%, 11/15/63 (Call 05/15/63)(a)	5,206	4,975,027
Northrop Grumman Corp.
3.20%, 02/01/27 (Call 11/01/26)(a)	4,762	4,411,352
3.25%, 01/15/28 (Call 10/15/27)(a)	19,254	17,585,443
4.03%, 10/15/47 (Call 04/15/47)	19,702	14,311,763
4.40%, 05/01/30 (Call 02/01/30)(a)	8,198	7,540,672
4.70%, 03/15/33 (Call 12/15/32)(a)	8,273	7,538,694
4.75%, 06/01/43	12,905	10,570,773
4.95%, 03/15/53 (Call 09/15/52)	8,333	6,893,726
5.25%, 05/01/50 (Call 11/01/49)(a)	8,236	7,183,156
RTX Corp.
1.90%, 09/01/31 (Call 06/01/31)	10,436	7,676,595
2.25%, 07/01/30 (Call 04/01/30)	8,275	6,518,888
2.38%, 03/15/32 (Call 12/15/31)(a)	7,590	5,699,518
2.82%, 09/01/51 (Call 03/01/51)	10,960	5,876,896
3.03%, 03/15/52 (Call 09/15/51)(a)	11,260	6,313,892
3.13%, 05/04/27 (Call 02/04/27)	11,060	10,076,989
3.13%, 07/01/50 (Call 01/01/50)(a)	10,328	5,988,874

Security	Par (000)	Value

Aerospace & Defense (continued)
3.50%, 03/15/27 (Call 12/15/26)	$9,406	$8,701,455
3.75%, 11/01/46 (Call 05/01/46)	10,827	7,177,663
4.13%, 11/16/28 (Call 08/16/28)	28,333	26,045,326
4.15%, 05/15/45 (Call 11/16/44)	8,414	6,033,966
4.35%, 04/15/47 (Call 10/15/46)	9,870	7,254,056
4.45%, 11/16/38 (Call 05/16/38)	7,748	6,201,822
4.50%, 06/01/42	32,581	25,334,748
4.63%, 11/16/48 (Call 05/16/48)(a)	16,241	12,460,157
5.15%, 02/27/33 (Call 11/27/32)	9,602	8,860,832
5.38%, 02/27/53 (Call 08/27/52)(a)	11,618	9,858,916

		616,035,720

Agriculture — 1.7%
Altria Group Inc.
2.45%, 02/04/32 (Call 11/04/31)	15,226	11,130,250
3.40%, 05/06/30 (Call 02/06/30)	6,188	5,171,472
3.40%, 02/04/41 (Call 08/04/40)(a)	14,164	8,689,919
3.70%, 02/04/51 (Call 08/04/50)(a)	11,567	6,745,399
3.88%, 09/16/46 (Call 03/16/46)(a)	13,494	8,351,435
4.00%, 02/04/61 (Call 08/04/60)(a)	8,947	5,398,093
4.25%, 08/09/42	10,355	7,099,720
4.80%, 02/14/29 (Call 11/14/28)(a)	14,108	13,218,640
5.38%, 01/31/44(a)	15,971	13,635,502
5.80%, 02/14/39 (Call 08/14/38)(a)	17,258	15,307,297
5.95%, 02/14/49 (Call 08/14/48)(a)	22,001	18,612,025
Archer-Daniels-Midland Co.
2.70%, 09/15/51 (Call 03/15/51)	2,507	1,402,233
2.90%, 03/01/32 (Call 12/01/31)	6,526	5,296,868
3.25%, 03/27/30 (Call 12/27/29)	8,515	7,381,904
BAT Capital Corp.
2.26%, 03/25/28 (Call 01/25/28)	13,331	11,175,519
2.73%, 03/25/31 (Call 12/25/30)	10,698	8,057,023
3.56%, 08/15/27 (Call 05/15/27)	15,403	13,968,950
3.73%, 09/25/40 (Call 03/25/40)(a)	7,043	4,443,824
3.98%, 09/25/50 (Call 03/25/50)(a)	9,343	5,476,072
4.39%, 08/15/37 (Call 02/15/37)	21,341	15,522,863
4.54%, 08/15/47 (Call 02/15/47)	23,832	15,326,760
4.70%, 04/02/27 (Call 02/02/27)	6,926	6,595,187
4.74%, 03/16/32 (Call 12/16/31)(a)	7,181	6,167,556
4.76%, 09/06/49 (Call 03/06/49)	9,462	6,266,868
4.91%, 04/02/30 (Call 01/02/30)(a)	9,154	8,252,814
6.34%, 08/02/30 (Call 06/02/30)(a)	8,409	8,163,523
6.42%, 08/02/33 (Call 05/02/33)(a)	11,542	10,871,658
7.08%, 08/02/43 (Call 02/02/43)	7,155	6,530,643
7.08%, 08/02/53 (Call 02/02/53)	9,269	8,272,140
BAT International Finance PLC
4.45%, 03/16/28 (Call 02/16/28)	8,431	7,771,671
5.93%, 02/02/29 (Call 01/02/29)	6,690	6,496,607
Bunge Ltd. Finance Corp., 2.75%, 05/14/31 (Call 02/14/31)(a)	7,910	6,264,108
Philip Morris International Inc.
1.75%, 11/01/30 (Call 08/01/30)(a)	7,540	5,645,667
2.10%, 05/01/30 (Call 02/01/30)	5,067	3,975,492
3.38%, 08/15/29 (Call 05/15/29)	7,723	6,725,646
3.88%, 08/21/42	11,905	8,354,783
4.13%, 03/04/43(a)	12,984	9,306,952
4.25%, 11/10/44	3,820	2,757,247
4.38%, 11/15/41	12,681	9,531,696
4.88%, 02/15/28 (Call 01/15/28)	11,898	11,429,555
4.88%, 11/15/43	2,316	1,842,854
5.13%, 11/17/27 (Call 10/17/27)	12,192	11,889,169
5.13%, 02/15/30 (Call 12/15/29)	20,313	19,229,856

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Agriculture (continued)
5.38%, 02/15/33 (Call 11/15/32)	$19,706	$18,207,674
5.63%, 11/17/29 (Call 09/17/29)	10,823	10,599,364
5.63%, 09/07/33 (Call 06/07/33)	9,030	8,478,879
5.75%, 11/17/32 (Call 08/17/32)	12,081	11,543,381
6.38%, 05/16/38(a)	19,301	19,117,370
Reynolds American Inc.
5.70%, 08/15/35 (Call 02/15/35)	6,251	5,365,416
5.85%, 08/15/45 (Call 02/15/45)(a)	21,057	16,512,162

		463,577,706

Airlines — 0.1%
Southwest Airlines Co., 5.13%, 06/15/27 (Call 04/15/27)(a)	18,962	18,293,555

Apparel — 0.1%
NIKE Inc.
2.38%, 11/01/26 (Call 08/01/26)	1,540	1,417,128
2.75%, 03/27/27 (Call 01/27/27)(a)	5,676	5,229,478
2.85%, 03/27/30 (Call 12/27/29)	17,229	14,738,193
3.25%, 03/27/40 (Call 09/27/39)(a)	2,840	2,045,312
3.38%, 03/27/50 (Call 09/27/49)(a)	8,140	5,476,001
3.88%, 11/01/45 (Call 05/01/45)(a)	5,398	4,031,067
VF Corp., 2.95%, 04/23/30 (Call 01/23/30)(a)	8,799	6,914,629

		39,851,808

Auto Manufacturers — 1.4%
American Honda Finance Corp.
2.00%, 03/24/28	1,848	1,585,251
5.13%, 07/07/28	4,674	4,553,482
Cummins Inc., 1.50%, 09/01/30 (Call 06/01/30) .	6,956	5,312,169
General Motors Co.
4.20%, 10/01/27 (Call 07/01/27)(a)	12,720	11,782,371
5.00%, 10/01/28 (Call 07/01/28)(a)	8,580	8,087,676
5.00%, 04/01/35(a)	1,788	1,488,854
5.15%, 04/01/38 (Call 10/01/37)	3,929	3,167,069
5.20%, 04/01/45(a)	12,780	9,480,962
5.40%, 10/15/29 (Call 08/15/29)(a)	17,261	16,138,453
5.40%, 04/01/48 (Call 10/01/47)	6,181	4,639,634
5.60%, 10/15/32 (Call 07/15/32)(a)	19,218	17,565,300
5.95%, 04/01/49 (Call 10/01/48)(a)	9,124	7,380,271
6.25%, 10/02/43	14,144	12,114,180
6.60%, 04/01/36 (Call 10/01/35)	6,508	6,107,366
6.75%, 04/01/46 (Call 10/01/45)	6,571	5,881,404
6.80%, 10/01/27 (Call 08/01/27)	15,122	15,356,338
General Motors Financial Co. Inc.
2.35%, 02/26/27 (Call 01/26/27)	8,878	7,803,726
2.35%, 01/08/31 (Call 10/08/30)(a)	4,552	3,389,622
2.40%, 04/10/28 (Call 02/10/28)	12,924	10,896,725
2.40%, 10/15/28 (Call 08/15/28)	10,640	8,776,585
2.70%, 08/20/27 (Call 06/20/27)	13,691	11,950,273
2.70%, 06/10/31 (Call 03/10/31)(a)	5,283	3,973,157
3.10%, 01/12/32 (Call 10/12/31)(a)	5,951	4,528,069
3.60%, 06/21/30 (Call 03/21/30)	8,320	6,863,824
4.30%, 04/06/29 (Call 02/06/29)(a)	8,243	7,317,385
4.35%, 01/17/27 (Call 10/17/26)(a)	8,148	7,647,638
5.00%, 04/09/27 (Call 03/09/27)	11,694	11,164,701
5.80%, 06/23/28 (Call 05/23/28)(a)	13,580	13,158,485
5.85%, 04/06/30 (Call 02/06/30)(a)	7,335	6,962,799
6.00%, 01/09/28 (Call 12/09/27)	14,311	14,042,517
6.40%, 01/09/33 (Call 10/09/32)(a)	6,216	5,965,856
Honda Motor Co. Ltd.
2.53%, 03/10/27 (Call 02/10/27)(a)	14,612	13,214,814
2.97%, 03/10/32 (Call 12/10/31)(a)	13,529	11,148,997

Security	Par (000)	Value

Auto Manufacturers (continued)
Mercedes-Benz Finance North America LLC, 8.50%, 01/18/31(a)	$20,578	$23,793,691
Toyota Motor Credit Corp.
1.90%, 01/13/27(a)	3,336	2,975,208
1.90%, 04/06/28(a)	8,001	6,898,684
2.15%, 02/13/30	16,364	13,301,908
3.05%, 03/22/27	14,300	13,174,829
3.20%, 01/11/27(a)	2,446	2,270,177
3.38%, 04/01/30	5,660	4,928,476
4.45%, 06/29/29(a)	5,558	5,262,389
4.55%, 09/20/27(a)	10,526	10,168,794
4.63%, 01/12/28(a)	10,710	10,371,436
5.25%, 09/11/28	9,796	9,637,305

		382,228,850

Auto Parts & Equipment — 0.1%
Aptiv PLC
3.10%, 12/01/51 (Call 06/01/51)	9,314	5,023,145
3.25%, 03/01/32 (Call 12/01/31)(a)	5,017	4,024,813
4.15%, 05/01/52 (Call 11/01/51)(a)	10,457	6,866,014

		15,913,972

Banks — 23.6%
Banco Bilbao Vizcaya Argentaria SA, 6.14%, 09/14/28 (Call 09/14/27), (1-year CMT + 2.700%)(a)(b)	2,790	2,722,580
Banco Santander SA
2.75%, 12/03/30	6,001	4,374,560
2.96%, 03/25/31(a)	2,040	1,575,740
3.31%, 06/27/29	1,849	1,577,612
3.49%, 05/28/30	3,197	2,616,321
3.80%, 02/23/28(a)	15,532	13,817,722
4.18%, 03/24/28 (Call 03/24/27), (1-year CMT + 2.000%)(a)(b)	19,338	17,701,640
4.25%, 04/11/27	10,239	9,482,097
4.38%, 04/12/28(a)	18,082	16,429,311
5.29%, 08/18/27	19,800	18,920,583
5.59%, 08/08/28(a)	18,895	18,195,721
6.61%, 11/07/28	7,800	7,800,000
6.92%, 08/08/33	15,695	14,586,498
6.94%, 11/07/33	7,800	7,800,000
Bank of America Corp.
1.90%, 07/23/31 (Call 07/23/30), (1-day SOFR + 1.530%)(b)	20,419	15,202,985
1.92%, 10/24/31 (Call 10/24/30), (1-day SOFR + 1.370%)(a)(b)	18,371	13,548,477
2.09%, 06/14/29 (Call 06/14/28), (1-day SOFR + 1.060%)(b)	26,324	21,723,428
2.30%, 07/21/32 (Call 07/21/31), (1-day SOFR + 1.220%)(b)	27,816	20,527,493
2.50%, 02/13/31 (Call 02/13/30), (3-mo. SOFR + 1.252%)(a)(b)	25,306	19,946,614
2.55%, 02/04/28 (Call 02/04/27), (1-day SOFR + 1.050%)(b)	16,449	14,540,148
2.57%, 10/20/32 (Call 10/20/31), (1-day SOFR + 1.210%)(b)	23,295	17,467,609
2.59%, 04/29/31 (Call 04/29/30), (1-day SOFR + 2.150%)(b)	21,330	16,820,836
2.68%, 06/19/41 (Call 06/19/40), (1-day SOFR + 1.930%)(a)(b)	37,985	23,187,328
2.69%, 04/22/32 (Call 04/22/31), (1-day SOFR + 1.320%)(b)	33,563	25,753,158

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.83%, 10/24/51 (Call 10/24/50), (1-day SOFR + 1.880%)(b)	$7,693	$4,256,629
2.88%, 10/22/30 (Call 10/22/29), (3-mo. SOFR + 1.452%)(b)	15,976	13,077,121
2.97%, 02/04/33 (Call 02/04/32), (1-day SOFR + 1.330%)(b)	28,406	21,764,103
2.97%, 07/21/52 (Call 07/21/51), (1-day SOFR + 1.560%)(a)(b)	16,061	9,220,016
3.19%, 07/23/30 (Call 07/23/29), (3-mo. SOFR + 1.442%)(b)	18,763	15,751,996
3.25%, 10/21/27 (Call 10/21/26)	19,417	17,556,170
3.31%, 04/22/42 (Call 04/22/41), (1-day SOFR + 1.580%)(a)(b)	26,422	17,476,407
3.42%, 12/20/28 (Call 12/20/27), (3-mo. SOFR + 1.302%)(b)	44,916	39,992,479
3.59%, 07/21/28 (Call 07/21/27), (3-mo. SOFR + 1.632%)(b)	14,563	13,179,442
3.71%, 04/24/28 (Call 04/24/27), (3-mo. SOFR + 1.774%)(b)	14,723	13,454,569
3.82%, 01/20/28 (Call 01/20/27), (3-mo. SOFR + 1.837%)(b)	18,163	16,744,037
3.95%, 01/23/49 (Call 01/23/48), (3-mo. SOFR + 1.452%)(a)(b)	10,122	7,065,493
3.97%, 03/05/29 (Call 03/05/28), (3-mo. SOFR + 1.332%)(b)	19,783	17,902,135
3.97%, 02/07/30 (Call 02/07/29), (3-mo. SOFR + 1.472%)(b)	22,110	19,559,063
4.08%, 04/23/40 (Call 04/23/39), (3-mo. SOFR + 1.582%)(b)	12,904	9,732,304
4.08%, 03/20/51 (Call 03/20/50), (3-mo. SOFR + 3.412%)(a)(b)	42,048	29,483,225
4.24%, 04/24/38 (Call 04/24/37), (3-mo. SOFR + 2.076%)(b)	8,078	6,374,000
4.27%, 07/23/29 (Call 07/23/28), (3-mo. SOFR + 1.572%)(a)(b)	23,045	20,965,885
4.33%, 03/15/50 (Call 03/15/49), (3-mo. SOFR + 1.782%)(b)	22,790	16,725,962
4.38%, 04/27/28 (Call 04/27/27), (1-day SOFR + 1.580%)(b)	17,935	16,741,306
4.44%, 01/20/48 (Call 01/20/47), (3-mo. SOFR + 2.252%)(b)	16,351	12,368,192
4.57%, 04/27/33 (Call 04/27/32), (1-day SOFR + 1.830%)(b)	28,804	24,845,688
4.95%, 07/22/28 (Call 07/22/27), (1-day SOFR + 2.040%)(b)	22,436	21,327,547
5.00%, 01/21/44(a)	15,929	13,368,076
5.02%, 07/22/33 (Call 07/22/32), (1-day SOFR + 2.160%)(b)	36,334	32,507,746
5.20%, 04/25/29 (Call 04/25/28), (1-day SOFR + 1.630%)(b)	26,002	24,690,079
5.29%, 04/25/34 (Call 04/25/33), (1-day SOFR + 1.910%)(b)	34,281	31,013,774
5.82%, 09/15/29 (Call 09/15/28), (1-day SOFR + 1.570%)(b)	21,325	20,763,860
5.87%, 09/15/34 (Call 09/15/33), (1-day SOFR + 1.840%)(b)	27,427	25,817,318
5.88%, 02/07/42	14,516	13,584,912
6.11%, 01/29/37(a)	17,904	16,970,360
6.20%, 11/10/28 (Call 11/10/27), (1-day SOFR + 1.990%)(b)	14,692	14,586,332
7.75%, 05/14/38	14,656	15,666,923

Security	Par (000)	Value

Banks (continued)
Series L, 4.18%, 11/25/27 (Call 11/25/26)	$14,533	$13,356,227
Series N, 2.65%, 03/11/32 (Call 03/11/31), (1-day SOFR + 1.220%)(b)	15,239	11,675,270
Series N, 3.48%, 03/13/52 (Call 03/13/51), (1-day SOFR + 1.650%)(a)(b)	8,657	5,463,978
Bank of America NA, 6.00%, 10/15/36(a)	11,233	10,830,977
Bank of Montreal
2.65%, 03/08/27(a)	3,324	2,973,362
5.20%, 02/01/28 (Call 01/01/28)	4,676	4,505,932
5.72%, 09/25/28 (Call 08/25/28)	18,705	18,336,328
Series H, 4.70%, 09/14/27 (Call 08/14/27)	3,988	3,793,544
Bank of New York Mellon Corp. (The)
2.05%, 01/26/27 (Call 12/26/26)(a)	1,955	1,730,727
3.25%, 05/16/27 (Call 02/16/27)(a)	2,626	2,406,768
3.30%, 08/23/29 (Call 05/23/29)	2,050	1,744,574
3.40%, 01/29/28 (Call 10/29/27)	2,266	2,059,090
3.85%, 04/28/28(a)	2,713	2,515,244
6.32%, 10/25/29 (Call 10/25/28), (1-day SOFR + 1.598%)(b)	6,725	6,776,793
6.47%, 10/25/34 (Call 10/25/33), (1-day SOFR + 1.845%)(b)	6,725	6,751,308
Bank of Nova Scotia (The)
1.95%, 02/02/27	1,565	1,380,582
2.45%, 02/02/32	1,528	1,145,290
4.85%, 02/01/30(a)	17,050	15,694,315
5.25%, 06/12/28	16,953	16,230,026
Barclays PLC
2.28%, 11/24/27 (Call 11/24/26), (1-year CMT + 1.050%)(b)	18,839	16,475,566
2.65%, 06/24/31 (Call 06/24/30), (1-year CMT + 1.900%)(a)(b)	3,678	2,795,965
2.67%, 03/10/32 (Call 03/10/31), (1-year CMT + 1.200%)(b)	7,743	5,695,892
2.89%, 11/24/32 (Call 11/24/31), (1-year CMT + 1.300%)(b)	11,260	8,206,011
3.33%, 11/24/42 (Call 11/24/41), (1-year CMT + 1.300%)(a)(b)	6,430	3,947,544
4.34%, 01/10/28 (Call 01/10/27)(a)	13,124	11,982,758
4.84%, 05/09/28 (Call 05/07/27)(a)	18,997	17,068,546
4.95%, 01/10/47(a)	14,151	10,849,168
4.97%, 05/16/29 (Call 05/16/28), (3-mo. LIBOR US + 1.902%)(b)	19,230	17,686,377
5.25%, 08/17/45(a)	14,922	11,983,093
5.50%, 08/09/28 (Call 08/09/27), (1-year CMT + 2.650%)(b)	23,144	21,947,633
5.75%, 08/09/33 (Call 08/09/32), (1-year CMT + 3.000%)(a)(b)	9,025	8,106,067
6.22%, 05/09/34 (Call 05/09/33), (1-day SOFR + 2.980%)(a)(b)	19,184	17,554,072
6.49%, 09/13/29 (Call 09/13/28), (1-day SOFR + 2.220%)(b)	11,785	11,500,173
6.50%, 09/13/27 (Call 09/13/26), (1-day SOFR + 1.880%)(b)	2,400	2,378,134
6.69%, 09/13/34 (Call 09/13/33), (1-day SOFR + 2.620%)(b)	14,504	13,769,516
7.39%, 11/02/28 (Call 11/02/27), (1-year CMT + 3.300%)(a)(b)	16,809	16,982,161
7.44%, 11/02/33 (Call 11/02/32), (1-year CMT + 3.500%)(b)	18,519	18,440,094
Canadian Imperial Bank of Commerce 3.45%, 04/07/27 (Call 03/07/27)	5,366	4,911,408

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.60%, 04/07/32 (Call 03/07/32)(a)	$3,115	$2,560,891
5.00%, 04/28/28 (Call 03/28/28)	8,703	8,270,475
6.09%, 10/03/33 (Call 07/03/33)	7,741	7,456,459
Citibank NA, 5.80%, 09/29/28 (Call 08/29/28)	16,575	16,363,526
Citigroup Inc.
2.52%, 11/03/32 (Call 11/03/31), (1-day SOFR + 1.177%)(b)	15,561	11,572,443
2.56%, 05/01/32 (Call 05/01/31), (1-day SOFR + 1.167%)(b)	26,871	20,392,512
2.57%, 06/03/31 (Call 06/03/30), (1-day SOFR + 2.107%)(b)	37,553	29,394,645
2.67%, 01/29/31 (Call 01/29/30), (1-day SOFR + 1.146%)(b)	20,875	16,631,620
2.90%, 11/03/42 (Call 11/03/41), (1-day SOFR + 1.379%)(a)(b)	8,443	5,178,269
2.98%, 11/05/30 (Call 11/05/29), (1-day SOFR + 1.422%)(a)(b)	27,917	22,918,698
3.06%, 01/25/33 (Call 01/25/32), (1-day SOFR + 1.351%)(b)	28,758	22,135,127
3.07%, 02/24/28 (Call 02/24/27), (1-day SOFR + 1.280%)(b)	21,051	18,941,873
3.52%, 10/27/28 (Call 10/27/27), (3-mo. SOFR + 1.412%)(b)	16,689	15,002,501
3.67%, 07/24/28 (Call 07/24/27), (3-mo. SOFR + 1.652%)(b)	19,639	17,832,878
3.79%, 03/17/33 (Call 03/17/32), (1-day SOFR + 1.939%)(b)	26,856	21,808,877
3.88%, 01/24/39 (Call 01/24/38), (3-mo. SOFR + 1.430%)(b)	3,680	2,752,868
3.89%, 01/10/28 (Call 01/10/27), (3-mo. SOFR + 1.825%)(b)	22,598	20,955,121
3.98%, 03/20/30 (Call 03/20/29), (3-mo. SOFR + 1.600%)(a)(b)	30,346	26,852,857
4.08%, 04/23/29 (Call 04/23/28), (3-mo. SOFR + 1.454%)(b)	14,652	13,312,356
4.13%, 07/25/28	18,423	16,519,475
4.28%, 04/24/48 (Call 04/24/47), (3-mo. SOFR + 2.101%)(a)(b)	6,885	5,046,434
4.30%, 11/20/26	2,368	2,227,009
4.41%, 03/31/31 (Call 03/31/30), (1-day SOFR + 3.914%)(b)	41,074	36,290,226
4.45%, 09/29/27	32,115	29,660,900
4.65%, 07/30/45(a)	7,567	5,816,431
4.65%, 07/23/48 (Call 06/23/48)(a)	21,610	16,559,404
4.66%, 05/24/28 (Call 05/24/27), (1-day SOFR + 1.887%)(b)	10,150	9,606,220
4.75%, 05/18/46	17,748	13,230,041
4.91%, 05/24/33 (Call 05/24/32), (1-day SOFR + 2.086%)(a)(b)	22,285	19,782,421
5.30%, 05/06/44(a)	6,568	5,352,561
5.32%, 03/26/41 (Call 03/26/40), (1-day SOFR + 4.548%)(a)(b)	10,185	8,815,609
5.88%, 01/30/42	12,734	11,704,493
6.27%, 11/17/33 (Call 11/17/32), (1-day SOFR + 2.338%)(a)(b)	25,170	24,457,032
6.63%, 06/15/32	13,955	13,825,185
6.68%, 09/13/43	10,379	9,911,084
8.13%, 07/15/39	20,891	23,556,923
Citizens Bank NA, 4.58%, 08/09/28 (Call 08/09/27), (1-day SOFR + 2.000%)(b)	3,202	2,840,079

Security	Par (000)	Value

Banks (continued)
Citizens Financial Group Inc., 3.25%, 04/30/30 (Call 01/30/30)(a)	$2,179	$1,681,494
Cooperatieve Rabobank UA
5.25%, 05/24/41(a)	26,749	24,421,845
5.25%, 08/04/45(a)	4,908	4,048,839
5.75%, 12/01/43	7,291	6,445,718
Credit Suisse AG/New York NY
5.00%, 07/09/27(a)	5,384	5,139,943
7.50%, 02/15/28	17,179	17,781,468
Deutsche Bank AG/New York NY
2.31%, 11/16/27 (Call 11/16/26), (1-day SOFR + 1.219%)(b)	22,203	19,206,217
2.55%, 01/07/28 (Call 01/07/27), (1-day SOFR + 1.318%)(b)	17,727	15,328,388
3.04%, 05/28/32 (Call 05/28/31), (1-day SOFR + 1.718%)(b)	1,886	1,404,834
3.55%, 09/18/31 (Call 09/18/30), (1-day SOFR + 3.043%)(b)	7,634	5,999,874
6.72%, 01/18/29 (Call 01/18/28), (1-day SOFR + 3.180%)(b)	18,848	18,509,377
Discover Bank, 4.65%, 09/13/28 (Call 06/13/28)	11,369	9,991,715
Fifth Third Bancorp.
2.55%, 05/05/27 (Call 04/05/27)	3,586	3,097,757
4.77%, 07/28/30 (Call 07/28/29), (1-day SOFR + 2.127%)(b)	4,513	4,002,625
6.34%, 07/27/29 (Call 07/27/28), (1-day SOFR + 2.340%)(b)	8,990	8,715,556
6.36%, 10/27/28 (Call 10/27/27), (1-day SOFR + 2.192%)(b)	6,208	6,040,805
8.25%, 03/01/38	10,380	10,540,319
Goldman Sachs Capital I, 6.35%, 02/15/34	10,852	10,436,451
Goldman Sachs Group Inc. (The)
1.99%, 01/27/32 (Call 01/27/31), (1-day SOFR + 1.090%)(b)	25,597	18,788,454
2.38%, 07/21/32 (Call 07/21/31), (1-day SOFR + 1.248%)(b)	38,195	28,379,000
2.60%, 02/07/30 (Call 11/07/29)	12,959	10,399,403
2.62%, 04/22/32 (Call 04/22/31), (1-day SOFR + 1.281%)(b)	35,588	27,148,509
2.64%, 02/24/28 (Call 02/24/27), (1-day SOFR + 1.114%)(b)	31,145	27,594,747
2.65%, 10/21/32 (Call 10/21/31), (1-day SOFR + 1.264%)(b)	29,111	21,898,773
2.91%, 07/21/42 (Call 07/21/41), (1-day SOFR + 1.472%)(b)	13,462	8,293,097
3.10%, 02/24/33 (Call 02/24/32), (1-day SOFR + 1.410%)(b)	38,860	30,222,467
3.21%, 04/22/42 (Call 04/22/41), (1-day SOFR + 1.513%)(b)	19,864	12,868,074
3.44%, 02/24/43 (Call 02/24/42), (1-day SOFR + 1.632%)(a)(b)	18,061	11,923,533
3.50%, 11/16/26 (Call 11/16/25)	200	185,436
3.62%, 03/15/28 (Call 03/15/27), (1-day SOFR + 1.846%)(b)	31,694	29,023,942
3.69%, 06/05/28 (Call 06/05/27), (3-mo. SOFR + 1.772%)(b)	23,739	21,660,252
3.80%, 03/15/30 (Call 12/15/29)(a)	17,189	14,844,938
3.81%, 04/23/29 (Call 04/23/28), (3-mo. SOFR + 1.420%)(b)	25,697	23,082,937
3.85%, 01/26/27 (Call 01/26/26)	12,236	11,413,398

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
4.02%, 10/31/38 (Call 10/31/37), (3-mo. SOFR + 1.635%)(b)	$14,849	$11,255,759
4.22%, 05/01/29 (Call 05/01/28), (3-mo. SOFR + 1.563%)(b)	33,729	30,764,342
4.41%, 04/23/39 (Call 04/23/38), (3-mo. SOFR + 1.692%)(b)	7,798	6,186,395
4.48%, 08/23/28 (Call 08/23/27), (1-day SOFR + 1.725%)(b)	25,312	23,696,770
4.75%, 10/21/45 (Call 04/21/45)(a)	14,076	11,265,827
4.80%, 07/08/44 (Call 01/08/44)	12,584	9,954,652
5.15%, 05/22/45(a)	15,356	12,475,652
5.95%, 01/15/27	3,663	3,612,226
6.13%, 02/15/33(a)	16,166	16,146,633
6.25%, 02/01/41(a)	29,647	28,670,369
6.48%, 10/24/29 (Call 10/24/28), (1-day SOFR + 1.770%)(b)	14,686	14,686,160
6.56%, 10/24/34 (Call 10/24/33), (1-day SOFR + 1.950%)(a)(b)	5,639	5,608,423
6.75%, 10/01/37	58,216	57,057,513
HSBC Holdings PLC
2.01%, 09/22/28 (Call 09/22/27), (1-day SOFR + 1.732%)(b)	18,346	15,405,720
2.21%, 08/17/29 (Call 08/17/28), (1-day SOFR + 1.285%)(b)	19,884	16,174,564
2.25%, 11/22/27 (Call 11/22/26), (1-day SOFR + 1.100%)(b)	24,141	21,172,852
2.36%, 08/18/31 (Call 08/18/30), (1-day SOFR + 1.947%)(b)	13,785	10,378,352
2.80%, 05/24/32 (Call 05/24/31), (1-day SOFR + 1.187%)(b)	27,899	21,002,560
2.85%, 06/04/31 (Call 06/04/30), (1-day SOFR + 2.387%)(b)	15,529	12,196,307
2.87%, 11/22/32 (Call 11/22/31), (1-day SOFR + 1.410%)(a)(b)	16,845	12,574,664
3.97%, 05/22/30 (Call 05/22/29), (3-mo. SOFR + 1.872%)(b)	29,064	25,123,195
4.04%, 03/13/28 (Call 03/13/27), (3-mo. SOFR + 1.808%)(b)	24,010	22,057,118
4.58%, 06/19/29 (Call 06/19/28), (3-mo. SOFR + 1.796%)(b)	27,897	25,409,458
4.76%, 06/09/28 (Call 06/09/27), (1-day SOFR + 2.110%)(b)	21,819	20,419,695
4.95%, 03/31/30	19,597	18,031,627
5.21%, 08/11/28 (Call 08/11/27), (1-day SOFR + 2.610%)(b)	21,395	20,414,634
5.25%, 03/14/44(a)	8,596	6,897,301
5.40%, 08/11/33 (Call 08/11/32), (1-day SOFR + 2.870%)(a)(b)	22,401	20,131,850
6.10%, 01/14/42(a)	11,912	11,397,753
6.16%, 03/09/29 (Call 03/09/28), (1-day SOFR + 1.970%)(b)	20,476	20,048,971
6.25%, 03/09/34 (Call 03/09/33), (1-day SOFR + 2.390%)(a)(b)	20,405	19,377,808
6.33%, 03/09/44 (Call 03/09/43), (1-day SOFR + 2.650%)(b)	25,062	23,186,768
6.50%, 05/02/36(a)	17,056	16,003,594
6.50%, 09/15/37	20,064	18,851,518
6.80%, 06/01/38(a)	8,566	8,156,206
7.39%, 11/03/28 (Call 11/03/27), (1-day SOFR + 3.350%)(a)(b)	20,794	21,331,741

Security	Par (000)	Value

Banks (continued)
Huntington Bancshares Inc.
2.55%, 02/04/30 (Call 11/04/29)	$3,336	$2,571,890
4.44%, 08/04/28 (Call 08/04/27), (1-day SOFR + 1.970%)(a)(b)	4,971	4,541,473
6.21%, 08/21/29 (Call 08/21/28), (1-day SOFR + 2.020%)(b)	11,691	11,220,900
Huntington National Bank (The)
4.55%, 05/17/28 (Call 05/17/27), (1-day SOFR + 1.650%)(b)	5,486	5,043,507
5.65%, 01/10/30 (Call 11/10/29)	4,980	4,565,616
ING Groep NV
2.73%, 04/01/32 (Call 04/01/31), (1-day SOFR + 1.316%)(b)	1,941	1,487,821
3.95%, 03/29/27	19,762	18,287,792
4.02%, 03/28/28 (Call 03/28/27), (1-day SOFR + 1.830%)(b)	20,589	18,942,415
4.05%, 04/09/29(a)	8,200	7,328,174
4.25%, 03/28/33 (Call 03/28/32), (1-day SOFR + 2.070%)(a)(b)	3,199	2,677,538
4.55%, 10/02/28(a)	11,803	10,897,145
6.11%, 09/11/34 (Call 09/11/33), (1-day SOFR + 2.090%)(b)	12,816	12,014,367
JPMorgan Chase & Co.
1.76%, 11/19/31 (Call 11/19/30), (3-mo. SOFR + 1.105%)(b)	13,303	9,837,070
1.95%, 02/04/32 (Call 02/04/31), (1-day SOFR + 1.065%)(b)	27,285	20,279,996
2.07%, 06/01/29 (Call 06/01/28), (1-day SOFR + 1.015%)(b)	17,614	14,653,025
2.18%, 06/01/28 (Call 06/01/27), (1-day SOFR + 1.890%)(b)	13,893	12,067,935
2.52%, 04/22/31 (Call 04/22/30), (1-day SOFR + 2.040%)(b)	24,007	19,109,176
2.53%, 11/19/41 (Call 11/19/40), (3-mo. SOFR + 1.510%)(b)	14,250	8,553,936
2.55%, 11/08/32 (Call 11/08/31), (1-day SOFR + 1.180%)(b)	26,759	20,280,170
2.58%, 04/22/32 (Call 04/22/31), (3-mo. SOFR + 1.250%)(b)	33,639	25,969,486
2.74%, 10/15/30 (Call 10/15/29), (3-mo. SOFR + 1.510%)(b)	33,517	27,541,884
2.95%, 02/24/28 (Call 02/24/27), (1-day SOFR + 1.170%)(b)	14,337	12,907,697
2.96%, 01/25/33 (Call 01/25/32), (1-day SOFR + 1.260%)(b)	32,917	25,655,635
3.11%, 04/22/41 (Call 04/22/40), (3-mo. SOFR + 2.460%)(b)	13,065	8,707,841
3.11%, 04/22/51 (Call 04/22/50), (1-day SOFR + 2.440%)(a)(b)	19,975	11,782,246
3.16%, 04/22/42 (Call 04/22/41), (1-day SOFR + 1.460%)(b)	18,430	12,130,097
3.33%, 04/22/52 (Call 04/22/51), (1-day SOFR + 1.580%)(b)	30,852	18,912,745
3.51%, 01/23/29 (Call 01/23/28), (3-mo. SOFR + 1.207%)(b)	19,693	17,663,538
3.54%, 05/01/28 (Call 05/01/27), (3-mo. SOFR + 1.642%)(b)	22,184	20,287,712
3.63%, 12/01/27 (Call 12/01/26)(a)	10,132	9,260,086
3.70%, 05/06/30 (Call 05/06/29), (3-mo. SOFR + 1.422%)(b)	24,016	21,105,789

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.78%, 02/01/28 (Call 02/01/27), (3-mo. SOFR + 1.599%)(b)	$23,807	$22,093,658
3.88%, 07/24/38 (Call 07/24/37), (3-mo. SOFR + 1.622%)(a)(b)	14,503	11,080,752
3.90%, 01/23/49 (Call 01/23/48), (3-mo. SOFR + 1.482%)(b)	16,871	11,681,212
3.96%, 11/15/48 (Call 11/15/47), (3-mo. SOFR + 1.642%)(b)	30,377	21,249,939
4.01%, 04/23/29 (Call 04/23/28), (3-mo. SOFR + 1.382%)(b)	21,671	19,723,549
4.03%, 07/24/48 (Call 07/24/47), (3-mo. SOFR + 1.722%)(b)	14,174	10,065,621
4.13%, 12/15/26	2,163	2,043,138
4.20%, 07/23/29 (Call 07/23/28), (3-mo. SOFR + 1.522%)(b)	21,703	19,896,115
4.25%, 10/01/27(a)	15,011	14,157,593
4.26%, 02/22/48 (Call 02/22/47), (3-mo. SOFR + 1.842%)(b)	17,852	13,216,873
4.32%, 04/26/28 (Call 04/26/27), (1-day SOFR + 1.560%)(b)	26,149	24,560,621
4.45%, 12/05/29 (Call 12/05/28), (3-mo. SOFR + 1.592%)(a)(b)	22,909	21,070,667
4.49%, 03/24/31 (Call 03/24/30), (3-mo. SOFR + 3.790%)(a)(b)	26,568	23,955,723
4.57%, 06/14/30 (Call 06/14/29), (1-day SOFR + 1.750%)(a)(b)	20,806	19,110,267
4.59%, 04/26/33 (Call 04/26/32), (1-day SOFR + 1.800%)(b)	18,243	16,020,351
4.85%, 07/25/28 (Call 07/25/27), (1-day SOFR + 1.990%)(b)	30,914	29,548,606
4.85%, 02/01/44(a)	9,457	7,899,191
4.91%, 07/25/33 (Call 07/25/32), (1-day SOFR + 2.080%)(b)	38,696	34,776,649
4.95%, 06/01/45	15,397	12,592,558
5.30%, 07/24/29 (Call 07/24/28), (1-day SOFR + 1.450%)(b)	22,211	21,384,764
5.35%, 06/01/34 (Call 06/01/33), (1-day SOFR + 1.845%)(a)(b)	40,526	37,484,272
5.40%, 01/06/42	13,034	11,699,613
5.50%, 10/15/40	13,221	12,007,587
5.60%, 07/15/41	17,282	15,885,129
5.63%, 08/16/43(a)	12,926	11,657,892
6.09%, 10/23/29 (Call 10/23/28), (1-day SOFR + 1.570%)(b)	20,112	19,973,491
6.25%, 10/23/34 (Call 10/23/33), (1-day SOFR + 1.810%)(b)	15,309	15,108,605
6.40%, 05/15/38	24,322	24,603,804
KeyBank NA, 5.00%, 01/26/33 (Call 10/26/32)(a)	5,269	4,244,157
KeyBank NA/Cleveland OH
4.90%, 08/08/32	4,103	3,048,536
5.85%, 11/15/27 (Call 10/16/27)(a)	10,800	9,950,580
KeyCorp
2.25%, 04/06/27(a)	8,600	7,131,395
2.55%, 10/01/29	4,349	3,253,109
4.10%, 04/30/28	7,830	6,679,849
4.79%, 06/01/33 (Call 06/01/32), (1-day SOFR + 2.060%)(b)	4,434	3,499,965
Lloyds Banking Group PLC
3.57%, 11/07/28 (Call 11/07/27), (3-mo. LIBOR US + 1.205%)(b)	19,291	17,113,694

Security	Par (000)	Value

Banks (continued)
3.75%, 01/11/27(a)	$3,726	$3,426,305
3.75%, 03/18/28 (Call 03/18/27), (1-year CMT + 1.800%)(a)(b)	12,251	11,160,306
4.34%, 01/09/48(a)	14,776	9,621,666
4.38%, 03/22/28	15,555	14,279,394
4.55%, 08/16/28(a)	17,102	15,725,732
4.98%, 08/11/33 (Call 08/11/32), (1-year CMT + 2.300%)(a)(b)	5,013	4,351,966
5.30%, 12/01/45(a)	5,470	4,283,242
5.87%, 03/06/29 (Call 03/06/28), (1-year CMT + 1.700%)(a)(b)	12,702	12,292,174
M&T Bank Corp., 5.05%, 01/27/34 (Call 01/27/33), (1-day SOFR + 1.850%)(b)	5,238	4,376,765
Manufacturers & Traders Trust Co., 4.70%, 01/27/28 (Call 12/27/27)	14,335	12,999,020
Mitsubishi UFJ Financial Group Inc. 2.05%, 07/17/30(a)	11,308	8,648,650
2.31%, 07/20/32 (Call 07/20/31), (1-year CMT + 0.950%)(b)	13,883	10,349,860
2.34%, 01/19/28 (Call 01/19/27), (1-year CMT + 0.830%)(b)	19,885	17,577,040
2.49%, 10/13/32 (Call 10/13/31), (1-year CMT + 0.970%)(b)	3,827	2,882,418
2.56%, 02/25/30(a)	10,147	8,138,815
2.85%, 01/19/33 (Call 01/19/32), (1-year CMT + 1.100%)(b)	5,288	4,063,273
3.20%, 07/18/29	15,436	13,159,763
3.29%, 07/25/27(a)	15,074	13,742,289
3.68%, 02/22/27(a)	6,876	6,408,862
3.74%, 03/07/29	12,579	11,286,067
3.75%, 07/18/39(a)	8,313	6,207,350
3.96%, 03/02/28(a)	16,308	15,108,235
4.05%, 09/11/28(a)	12,762	11,742,162
4.08%, 04/19/28 (Call 04/19/27), (1-year CMT + 1.300%)(b)	16,495	15,361,751
5.02%, 07/20/28 (Call 07/20/27), (1-year CMT + 1.950%)(b)	14,698	14,083,460
5.13%, 07/20/33 (Call 07/20/32), (1-year CMT + 2.125%)(b)	11,601	10,609,958
5.35%, 09/13/28 (Call 09/13/27), (1-year CMT + 1.900%)(b)	16,792	16,250,920
5.41%, 04/19/34 (Call 04/19/33), (1-year CMT + 1.970%)(a)(b)	6,050	5,624,666
5.42%, 02/22/29 (Call 02/22/28), (1-year CMT + 1.380%)(a)(b)	15,654	15,162,070
5.44%, 02/22/34 (Call 02/22/33), (1-year CMT + 1.630%)(a)(b)	8,260	7,698,640
5.47%, 09/13/33 (Call 09/13/32), (1-year CMT + 2.125%)(a)(b)	3,527	3,300,880
Mizuho Financial Group Inc.
1.98%, 09/08/31 (Call 09/08/30), (3-mo. SOFR + 1.532%)(b)	4,289	3,185,571
2.20%, 07/10/31 (Call 07/10/30), (3-mo. SOFR + 1.772%)(b)	9,646	7,327,667
2.56%, 09/13/31(a)	5,529	4,068,174
3.15%, 07/16/30 (Call 07/16/29), (3-mo. SOFR + 1.392%)(b)	7,578	6,355,473
3.17%, 09/11/27(a)	10,584	9,511,018
4.02%, 03/05/28(a)	18,226	16,766,764
4.25%, 09/11/29 (Call 09/11/28), (3-mo. SOFR + 1.532%)(b)	12,525	11,393,349

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
5.41%, 09/13/28 (Call 09/13/27), (1-year CMT + 2.050%)(b)	$14,125	$13,686,886
5.67%, 05/27/29 (Call 05/27/28), (1-year CMT + 1.500%)(b)	16,241	15,803,947
5.67%, 09/13/33 (Call 09/13/32), (1-year CMT + 2.400%)(b)	2,101	1,961,979
5.75%, 05/27/34 (Call 05/27/33), (1-year CMT + 1.800%)(b)	2,834	2,651,662
5.75%, 07/06/34 (Call 07/06/33), (1-year CMT + 1.900%)(b)	7,130	6,633,248
5.78%, 07/06/29 (Call 07/06/28), (1-year CMT + 1.650%)(b)	20,473	19,991,315
Morgan Stanley
1.79%, 02/13/32 (Call 02/13/31), (1-day SOFR + 1.034%)(b)	32,476	23,516,226
1.93%, 04/28/32 (Call 04/28/31), (1-day SOFR + 1.020%)(b)	29,626	21,456,506
2.24%, 07/21/32 (Call 07/21/31), (1-day SOFR + 1.178%)(b)	37,133	27,364,555
2.48%, 01/21/28 (Call 01/21/27), (1-day SOFR + 1.000%)(b)	18,342	16,249,229
2.51%, 10/20/32 (Call 10/20/31), (1-day SOFR + 1.200%)(a)(b)	29,455	22,029,286
2.70%, 01/22/31 (Call 01/22/30), (1-day SOFR + 1.143%)(b)	31,700	25,461,868
2.80%, 01/25/52 (Call 01/25/51), (1-day SOFR + 1.430%)(a)(b)	18,964	10,493,460
2.94%, 01/21/33 (Call 01/21/32), (1-day SOFR + 1.290%)(b)	28,684	22,018,868
3.22%, 04/22/42 (Call 04/22/41), (1-day SOFR + 1.485%)(b)	12,765	8,435,734
3.59%, 07/22/28 (Call 07/22/27)(b)	24,649	22,351,873
3.62%, 04/01/31 (Call 04/01/30), (1-day SOFR + 3.120%)(b)	27,768	23,513,104
3.63%, 01/20/27(a)	8,909	8,281,872
3.77%, 01/24/29 (Call 01/24/28), (3-mo. SOFR + 1.402%)(b)	26,285	23,703,645
3.95%, 04/23/27	15,339	14,117,387
3.97%, 07/22/38 (Call 07/22/37)(b)	11,587	8,740,316
4.21%, 04/20/28 (Call 04/20/27), (1-day SOFR + 1.610%)(b)	22,015	20,534,458
4.30%, 01/27/45	18,457	13,847,327
4.38%, 01/22/47	19,745	14,715,064
4.43%, 01/23/30 (Call 01/23/29), (3-mo. SOFR + 1.890%)(b)	30,292	27,589,784
4.46%, 04/22/39 (Call 04/22/38), (3-mo. SOFR + 1.693%)(b)	2,762	2,214,556
4.89%, 07/20/33 (Call 07/20/32), (1-day SOFR + 2.076%)(b)	23,565	20,881,274
5.12%, 02/01/29 (Call 02/01/28), (1-day SOFR + 1.730%)(b)	21,531	20,492,090
5.16%, 04/20/29 (Call 04/20/28), (1-day SOFR + 1.590%)(b)	24,266	23,090,247
5.25%, 04/21/34 (Call 04/21/33), (1-day SOFR + 1.870%)(b)	34,345	30,948,152
5.42%, 07/21/34 (Call 07/21/33), (1-day SOFR + 1.880%)(b)	17,278	15,752,226
5.45%, 07/20/29 (Call 07/20/28), (1-day SOFR + 1.630%)(a)(b)	15,918	15,290,579
5.60%, 03/24/51 (Call 03/24/50), (1-day SOFR + 4.840%)(b)	19,779	17,634,802

Security	Par (000)	Value

Banks (continued)
6.30%, 10/18/28 (Call 10/18/27), (1-day SOFR + 2.240%)(b)	$17,791	$17,755,064
6.34%, 10/18/33 (Call 10/18/32), (1-day SOFR + 2.560%)(b)	32,403	31,769,000
6.38%, 07/24/42(a)	24,937	24,734,267
6.41%, 11/01/29 (Call 11/01/28), (1-day SOFR + 1.830%)(b)	6,565	6,560,045
6.63%, 11/01/34 (Call 11/01/33), (1-day SOFR + 2.050%)(b)	11,105	11,088,344
7.25%, 04/01/32(a)	14,928	15,930,166
National Australia Bank Ltd./New York
3.91%, 06/09/27	5,410	5,078,848
4.90%, 06/13/28(a)	4,386	4,223,925
4.94%, 01/12/28	4,285	4,147,067
NatWest Group PLC
3.07%, 05/22/28 (Call 05/22/27), (1-year CMT + 2.550%)(a)(b)	13,846	12,244,335
4.45%, 05/08/30 (Call 05/08/29), (3-mo. LIBOR US + 1.871%)(b)	10,311	9,145,466
4.89%, 05/18/29 (Call 05/18/28), (3-mo. LIBOR US + 1.754%)(b)	22,701	20,991,515
5.08%, 01/27/30 (Call 01/27/29), (3-mo. LIBOR US + 1.905%)(b)	14,773	13,571,140
5.52%, 09/30/28 (Call 09/30/27), (1-year CMT + 2.270%)(b)	12,044	11,519,007
5.81%, 09/13/29 (Call 09/13/28), (1-year CMT + 1.950%)(a)(b)	18,130	17,392,317
6.02%, 03/02/34 (Call 03/02/33), (1-year CMT + 2.100%)(a)(b)	2,111	1,965,488
Northern Trust Corp.
1.95%, 05/01/30 (Call 02/01/30)(a)	5,208	4,036,462
4.00%, 05/10/27 (Call 04/10/27)(a)	12,574	11,814,256
6.13%, 11/02/32 (Call 08/02/32)(a)	6,139	5,913,795
PNC Bank NA
2.70%, 10/22/29	9,319	7,417,876
3.10%, 10/25/27 (Call 09/25/27)	5,556	4,945,573
4.05%, 07/26/28	12,342	10,997,891
PNC Financial Services Group Inc. (The)
2.31%, 04/23/32 (Call 04/23/31), (1-day SOFR + 0.979%)(a)(b)	2,003	1,499,713
2.55%, 01/22/30 (Call 10/24/29)	21,218	16,818,866
3.15%, 05/19/27 (Call 04/19/27)(a)	9,261	8,365,000
3.45%, 04/23/29 (Call 01/23/29)	16,956	14,644,404
5.07%, 01/24/34 (Call 01/24/33), (1-day SOFR + 1.933%)(a)(b)	7,018	6,180,868
5.35%, 12/02/28 (Call 12/02/27), (1-day SOFR + 1.620%)(a)(b)	10,937	10,448,209
5.58%, 06/12/29 (Call 06/12/28), (1-day SOFR + 1.841%)(a)(b)	24,889	23,821,165
5.94%, 08/18/34 (Call 08/18/33), (1-day SOFR + 1.946%)(b)	11,214	10,444,542
6.04%, 10/28/33 (Call 10/28/32), (1-day SOFR + 2.140%)(b)	8,794	8,271,505
6.88%, 10/20/34 (Call 10/20/33), (1-day SOFR + 2.284%)(b)	6,377	6,368,864
Royal Bank of Canada
1.40%, 11/02/26	1,142	1,001,419
2.30%, 11/03/31	11,241	8,452,636
3.63%, 05/04/27(a)	13,709	12,696,523
3.88%, 05/04/32	5,976	5,021,648
4.24%, 08/03/27	12,785	12,012,477

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
4.90%, 01/12/28(a)	$10,791	$10,363,659
5.00%, 02/01/33	14,129	12,774,056
5.00%, 05/02/33(a)	7,296	6,594,344
5.20%, 08/01/28(a)	14,650	14,142,127
6.00%, 11/01/27	16,516	16,519,931
Santander Holdings USA Inc.
2.49%, 01/06/28 (Call 01/06/27), (1-day SOFR + 1.249%)(b)	7,999	6,879,246
4.40%, 07/13/27 (Call 04/14/27)(a)	8,393	7,712,900
6.50%, 03/09/29 (Call 03/09/28), (1-day SOFR + 2.356%)(b)	8,491	8,202,684
Santander UK Group Holdings PLC
2.47%, 01/11/28 (Call 01/11/27), (1-day SOFR + 1.220%)(b)	11,844	10,229,544
3.82%, 11/03/28 (Call 11/03/27), (3-mo. LIBOR US + 1.400%)(b)	3,000	2,650,478
6.53%, 01/10/29 (Call 01/10/28), (1-day SOFR + 2.600%)(b)	9,569	9,346,985
State Street Corp.
2.20%, 03/03/31(a)	3,293	2,460,462
2.40%, 01/24/30(a)	2,323	1,894,599
Sumitomo Mitsui Financial Group Inc.
1.90%, 09/17/28	20,239	16,544,854
2.13%, 07/08/30	17,152	13,147,852
2.14%, 09/23/30(a)	4,141	3,145,085
2.22%, 09/17/31(a)	1,376	1,021,701
2.75%, 01/15/30(a)	14,786	12,011,892
2.93%, 09/17/41(a)	1,560	978,130
3.04%, 07/16/29	26,375	22,256,908
3.35%, 10/18/27(a)	7,623	6,877,278
3.36%, 07/12/27(a)	13,132	11,943,231
3.45%, 01/11/27(a)	2,242	2,069,290
3.54%, 01/17/28	7,319	6,600,883
3.94%, 07/19/28	7,984	7,259,717
5.52%, 01/13/28	20,327	19,796,124
5.71%, 01/13/30	15,409	14,840,616
5.72%, 09/14/28	15,800	15,458,425
5.77%, 01/13/33	11,067	10,514,343
5.80%, 07/13/28(a)	8,915	8,758,239
5.81%, 09/14/33	16,375	15,503,879
6.18%, 07/13/43(a)	8,280	7,749,110
Toronto-Dominion Bank (The)
1.95%, 01/12/27(a)	3,281	2,898,845
2.00%, 09/10/31	1,663	1,227,297
2.80%, 03/10/27	11,784	10,618,407
3.20%, 03/10/32	8,370	6,656,431
4.11%, 06/08/27	11,451	10,739,145
4.46%, 06/08/32	13,812	12,055,390
4.69%, 09/15/27	18,445	17,555,001
5.16%, 01/10/28	21,044	20,280,644
5.52%, 07/17/28(a)	17,535	17,083,451
Truist Bank, 2.25%, 03/11/30 (Call 12/11/29)(a)	15,892	11,737,634
Truist Financial Corp.
1.13%, 08/03/27 (Call 06/03/27)	9,289	7,664,024
1.89%, 06/07/29 (Call 06/07/28), (1-day SOFR + 0.862%)(a)(b)	17,888	14,341,196
1.95%, 06/05/30 (Call 03/05/30)(a)	9,671	7,217,205
4.12%, 06/06/28 (Call 06/06/27), (1-day SOFR + 1.368%)(a)(b)	11,746	10,683,842
4.87%, 01/26/29 (Call 01/26/28), (1-day SOFR + 1.435%)(a)(b)	21,060	19,437,512

Security	Par (000)	Value

Banks (continued)
5.12%, 01/26/34 (Call 01/26/33), (1-day SOFR + 1.852%)(a)(b)	$7,785	$6,694,659
5.87%, 06/08/34 (Call 06/08/33), (1-day SOFR + 2.361%)(b)	10,120	9,217,580
6.12%, 10/28/33 (Call 10/28/32), (1-day SOFR + 2.300%)(b)	2,283	2,114,596
7.16%, 10/30/29 (Call 10/30/28), (1-day SOFR + 2.446%)(b)	2,330	2,359,719
U.S. Bancorp.
1.38%, 07/22/30 (Call 04/22/30)(a)	9,405	6,677,338
2.22%, 01/27/28 (Call 01/27/27), (1-day SOFR + 0.730%)(b)	11,462	9,978,880
2.68%, 01/27/33 (Call 01/27/32), (1-day SOFR + 1.020%)(a)(b)	3,953	2,902,487
3.00%, 07/30/29 (Call 04/30/29)(a)	6,135	5,025,978
3.90%, 04/26/28 (Call 03/24/28)(a)	13,447	12,218,576
4.55%, 07/22/28 (Call 07/22/27), (1-day SOFR + 1.660%)(a)(b)	19,928	18,484,549
4.65%, 02/01/29 (Call 02/01/28), (1-day SOFR + 1.230%)(a)(b)	19,579	18,081,152
4.84%, 02/01/34 (Call 02/01/33), (1-day SOFR + 1.600%)(a)(b)	14,393	12,312,393
5.78%, 06/12/29 (Call 06/12/28), (1-day SOFR + 2.020%)(b)	21,515	20,679,581
5.84%, 06/12/34 (Call 06/10/33), (1-day SOFR + 2.260%)(b)	12,561	11,583,302
5.85%, 10/21/33 (Call 10/21/32), (1-day SOFR + 2.090%)(b)	10,442	9,615,887
Series X, 3.15%, 04/27/27 (Call 03/27/27)(a)	13,298	12,000,756
UBS AG
4.50%, 06/26/48	2,500	2,021,970
5.65%, 09/11/28	20,362	19,940,578
UBS Group AG, 4.88%, 05/15/45	18,662	14,806,569
Wachovia Corp., 5.50%, 08/01/35	13,188	11,739,423
Wells Fargo & Co.
2.39%, 06/02/28 (Call 06/02/27), (1-day SOFR + 2.100%)(b)	23,470	20,442,485
2.57%, 02/11/31 (Call 02/11/30), (3-mo. SOFR + 1.262%)(b)	25,926	20,546,181
2.88%, 10/30/30 (Call 10/30/29), (3-mo. SOFR + 1.432%)(b)	30,413	24,863,513
3.07%, 04/30/41 (Call 04/30/40), (1-day SOFR + 2.530%)(b)	34,411	22,027,266
3.35%, 03/02/33 (Call 03/02/32), (1-day SOFR + 1.500%)(a)(b)	34,423	27,080,402
3.53%, 03/24/28 (Call 03/24/27), (1-day SOFR + 1.510%)(b)	28,281	25,785,219
3.58%, 05/22/28 (Call 05/22/27), (3-mo. SOFR + 1.572%)(b)	21,510	19,582,407
3.90%, 05/01/45(a)	19,868	13,810,287
4.15%, 01/24/29 (Call 10/24/28)	21,556	19,586,605
4.30%, 07/22/27(a)	18,226	16,995,816
4.40%, 06/14/46	17,968	12,562,237
4.48%, 04/04/31 (Call 04/04/30), (3-mo. SOFR + 4.032%)(b)	20,882	18,551,698
4.61%, 04/25/53 (Call 04/25/52), (1-day SOFR + 2.130%)(b)	32,142	23,673,203
4.65%, 11/04/44	17,739	13,102,277
4.75%, 12/07/46	17,951	13,197,861
4.81%, 07/25/28 (Call 07/25/27), (1-day SOFR + 1.980%)(a)(b)	21,265	20,104,125

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
4.90%, 07/25/33 (Call 07/25/32), (1-day SOFR + 2.100%)(b)	$36,895	$32,473,005
4.90%, 11/17/45	18,251	13,932,173
5.01%, 04/04/51 (Call 04/04/50), (3-mo. SOFR + 4.502%)(b)	51,128	40,584,599
5.38%, 11/02/43	18,046	14,820,815
5.39%, 04/24/34 (Call 04/24/33), (1-day SOFR + 2.020%)(b)	33,355	30,177,239
5.56%, 07/25/34 (Call 07/25/33), (1-day SOFR + 1.990%)(b)	37,486	34,299,544
5.57%, 07/25/29 (Call 07/25/28), (1-day SOFR + 1.740%)(b)	33,160	31,964,184
5.61%, 01/15/44	21,457	18,115,933
6.30%, 10/23/29 (Call 10/23/28), (1-day SOFR + 1.790%)(b)	15,048	14,902,260
6.49%, 10/23/34 (Call 10/23/33), (1-day SOFR + 2.060%)(b)	16,661	16,355,737
Wells Fargo Bank NA
5.85%, 02/01/37(a)	11,102	10,236,004
6.60%, 01/15/38(a)	13,621	13,323,686
Westpac Banking Corp.
1.95%, 11/20/28	19,737	16,488,217
2.15%, 06/03/31	10,154	7,883,489
2.65%, 01/16/30	8,524	7,143,455
2.96%, 11/16/40(a)	8,275	4,821,808
3.13%, 11/18/41	7,027	4,119,263
3.35%, 03/08/27(a)	6,188	5,735,702
3.40%, 01/25/28(a)	15,874	14,561,339
4.04%, 08/26/27(a)	11,126	10,565,374
4.42%, 07/24/39	6,772	4,963,317
5.46%, 11/18/27	13,968	13,865,105

		6,598,856,360

Beverages — 2.7%
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc.
4.70%, 02/01/36 (Call 08/01/35)	42,376	37,340,595
4.90%, 02/01/46 (Call 08/01/45)	87,578	72,978,415
Anheuser-Busch InBev Finance Inc.
4.63%, 02/01/44	9,835	7,982,955
4.90%, 02/01/46 (Call 08/01/45)(a)	15,040	12,507,971
Anheuser-Busch InBev Worldwide Inc.
3.50%, 06/01/30 (Call 03/01/30)(a)	15,421	13,556,775
4.00%, 04/13/28 (Call 01/13/28)	16,818	15,809,423
4.35%, 06/01/40 (Call 12/01/39)	10,867	8,776,748
4.38%, 04/15/38 (Call 10/15/37)	7,711	6,384,857
4.44%, 10/06/48 (Call 04/06/48)	18,180	14,057,021
4.50%, 06/01/50 (Call 12/01/49)	17,344	13,891,259
4.60%, 04/15/48 (Call 10/15/47)	23,748	19,264,437
4.75%, 01/23/29 (Call 10/23/28)	37,072	35,728,399
4.75%, 04/15/58 (Call 10/15/57)	8,021	6,439,240
4.90%, 01/23/31 (Call 10/23/30)(a)	5,628	5,384,256
4.95%, 01/15/42	14,551	12,528,164
5.45%, 01/23/39 (Call 07/23/38)	19,771	18,173,472
5.55%, 01/23/49 (Call 07/23/48)	37,219	33,747,156
5.80%, 01/23/59 (Call 07/23/58)	17,917	16,507,176
8.20%, 01/15/39	12,273	14,358,602
Coca-Cola Co. (The)
1.00%, 03/15/28(a)	16,951	14,231,417
1.38%, 03/15/31(a)	11,284	8,463,776
1.45%, 06/01/27(a)	12,777	11,220,589

Security	Par (000)	Value

Beverages (continued)
1.50%, 03/05/28(a)	$8,747	$7,500,810
1.65%, 06/01/30	19,776	15,723,182
2.00%, 03/05/31	6,804	5,354,826
2.13%, 09/06/29	13,284	11,190,806
2.25%, 01/05/32(a)	19,457	15,405,946
2.50%, 06/01/40	3,747	2,420,906
2.50%, 03/15/51(a)	13,366	7,370,951
2.60%, 06/01/50(a)	10,116	5,755,357
2.75%, 06/01/60(a)	8,380	4,688,591
2.88%, 05/05/41	2,114	1,423,727
3.00%, 03/05/51(a)	12,069	7,506,015
3.38%, 03/25/27(a)	10,022	9,459,341
3.45%, 03/25/30	12,094	10,771,109
Constellation Brands Inc.
2.25%, 08/01/31 (Call 05/01/31)	9,460	7,190,632
3.15%, 08/01/29 (Call 05/01/29)	6,243	5,394,028
4.90%, 05/01/33 (Call 02/01/33)(a)	7,856	7,093,655
Diageo Capital PLC
2.00%, 04/29/30 (Call 01/29/30)	7,719	6,139,485
2.13%, 04/29/32 (Call 01/29/32)	7,075	5,328,763
2.38%, 10/24/29 (Call 07/24/29)	10,555	8,804,607
5.30%, 10/24/27 (Call 09/24/27)	3,512	3,483,273
5.50%, 01/24/33 (Call 10/24/32)	7,055	6,874,458
5.63%, 10/05/33 (Call 07/05/33)(a)	7,675	7,526,814
Keurig Dr Pepper Inc.
3.20%, 05/01/30 (Call 02/01/30)(a)	6,552	5,524,566
3.80%, 05/01/50 (Call 11/01/49)(a)	5,998	3,974,687
3.95%, 04/15/29 (Call 02/15/29)(a)	18,531	16,859,921
4.05%, 04/15/32 (Call 01/15/32)(a)	11,916	10,258,656
4.50%, 04/15/52 (Call 10/15/51)(a)	9,501	7,033,126
4.60%, 05/25/28 (Call 02/25/28)(a)	11,241	10,702,300
Molson Coors Beverage Co.
4.20%, 07/15/46 (Call 01/15/46)(a)	9,337	6,627,922
5.00%, 05/01/42	17,737	14,579,667
PepsiCo Inc.
1.40%, 02/25/31 (Call 11/25/30)(a)	11,245	8,452,164
1.63%, 05/01/30 (Call 02/01/30)	13,362	10,512,452
1.95%, 10/21/31 (Call 07/21/31)	15,126	11,618,486
2.63%, 07/29/29 (Call 04/29/29)	11,167	9,659,721
2.63%, 10/21/41 (Call 04/21/41)	5,599	3,585,378
2.75%, 03/19/30 (Call 12/19/29)	15,858	13,512,762
2.75%, 10/21/51 (Call 04/21/51)(a)	9,229	5,332,530
2.88%, 10/15/49 (Call 04/15/49)	7,562	4,588,076
3.00%, 10/15/27 (Call 07/15/27)(a)	19,476	17,958,720
3.45%, 10/06/46 (Call 04/06/46)(a)	5,547	3,847,304
3.60%, 02/18/28 (Call 01/18/28)	3,078	2,884,021
3.63%, 03/19/50 (Call 09/19/49)(a)	7,288	5,092,763
3.90%, 07/18/32 (Call 04/18/32)(a)	14,308	12,693,664
4.45%, 02/15/33 (Call 11/15/32)(a)	4,994	4,664,549
4.45%, 04/14/46 (Call 10/14/45)	6,319	5,161,411

		756,864,831

Biotechnology — 2.0%
Amgen Inc.
1.65%, 08/15/28 (Call 06/15/28)	11,111	9,225,252
2.00%, 01/15/32 (Call 10/15/31)(a)	10,800	7,987,064
2.20%, 02/21/27 (Call 12/21/26)	8,970	8,040,238
2.30%, 02/25/31 (Call 11/25/30)(a)	12,807	10,012,939
2.45%, 02/21/30 (Call 11/21/29)	9,764	7,970,223
2.77%, 09/01/53 (Call 03/01/53)	9,176	4,792,412
2.80%, 08/15/41 (Call 02/15/41)	10,885	6,725,305
3.00%, 02/22/29 (Call 12/22/28)	6,567	5,769,654

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Biotechnology (continued)
3.00%, 01/15/52 (Call 07/15/51)(a)	$13,474	$7,633,272
3.15%, 02/21/40 (Call 08/21/39)	18,662	12,464,673
3.20%, 11/02/27 (Call 08/02/27)	7,297	6,657,001
3.35%, 02/22/32 (Call 11/22/31)	9,638	7,920,556
3.38%, 02/21/50 (Call 08/21/49)(a)	21,145	13,021,247
4.05%, 08/18/29 (Call 06/18/29)(a)	11,003	10,043,455
4.20%, 03/01/33 (Call 12/01/32)	5,937	5,115,505
4.20%, 02/22/52 (Call 08/22/51)	9,595	6,734,335
4.40%, 05/01/45 (Call 11/01/44)	20,773	15,612,332
4.40%, 02/22/62 (Call 08/22/61)	9,300	6,442,520
4.56%, 06/15/48 (Call 12/15/47)	13,356	10,093,374
4.66%, 06/15/51 (Call 12/15/50)	32,336	24,608,145
4.88%, 03/01/53 (Call 09/01/52)	11,002	8,598,714
5.15%, 03/02/28 (Call 02/02/28)(a)	33,523	32,707,610
5.25%, 03/02/30 (Call 01/02/30)	25,839	24,829,470
5.25%, 03/02/33 (Call 12/02/32)	37,779	35,224,501
5.60%, 03/02/43 (Call 09/02/42)	25,278	22,565,956
5.65%, 03/02/53 (Call 09/02/52)	37,987	33,479,398
5.75%, 03/02/63 (Call 09/02/62)	26,255	22,697,350
Biogen Inc.
2.25%, 05/01/30 (Call 02/01/30)	17,514	13,751,303
3.15%, 05/01/50 (Call 11/01/49)	13,442	7,757,748
5.20%, 09/15/45 (Call 03/15/45)	7,353	6,116,805
Gilead Sciences Inc.
1.20%, 10/01/27 (Call 08/01/27)	5,718	4,828,479
1.65%, 10/01/30 (Call 07/01/30)(a)	7,206	5,499,485
2.60%, 10/01/40 (Call 04/01/40)(a)	10,107	6,321,266
2.80%, 10/01/50 (Call 04/01/50)(a)	13,014	7,350,700
2.95%, 03/01/27 (Call 12/01/26)	7,199	6,601,478
4.00%, 09/01/36 (Call 03/01/36)(a)	1,997	1,628,865
4.15%, 03/01/47 (Call 09/01/46)(a)	16,644	12,291,957
4.50%, 02/01/45 (Call 08/01/44)	16,040	12,550,644
4.60%, 09/01/35 (Call 03/01/35)	2,746	2,408,885
4.75%, 03/01/46 (Call 09/01/45)	19,938	16,116,811
4.80%, 04/01/44 (Call 10/01/43)	15,291	12,583,814
5.25%, 10/15/33 (Call 07/15/33)	11,821	11,204,319
5.55%, 10/15/53 (Call 04/15/53)	13,701	12,385,988
5.65%, 12/01/41 (Call 06/01/41)	13,989	12,945,973
Regeneron Pharmaceuticals Inc.
1.75%, 09/15/30 (Call 06/15/30)	13,382	10,091,262
2.80%, 09/15/50 (Call 03/15/50)	5,186	2,793,404
Royalty Pharma PLC
1.75%, 09/02/27 (Call 07/02/27)(a)	10,621	9,043,725
2.20%, 09/02/30 (Call 06/02/30)(a)	11,660	8,909,158
3.30%, 09/02/40 (Call 03/02/40)(a)	6,680	4,227,747
3.55%, 09/02/50 (Call 03/02/50)(a)	8,619	5,018,601

		559,400,918

Building Materials — 0.3%
Carrier Global Corp.
2.49%, 02/15/27 (Call 12/15/26)	7,622	6,819,808
2.70%, 02/15/31 (Call 11/15/30)	7,483	5,912,947
2.72%, 02/15/30 (Call 11/15/29)	23,877	19,461,154
3.38%, 04/05/40 (Call 10/05/39)(a)	11,777	7,953,010
3.58%, 04/05/50 (Call 10/05/49)	15,272	9,593,408
Martin Marietta Materials Inc.
2.40%, 07/15/31 (Call 04/15/31)	7,236	5,549,100
3.20%, 07/15/51 (Call 01/15/51)(a)	3,482	2,064,054
Trane Technologies Luxembourg Finance SA, 3.80%, 03/21/29 (Call 12/21/28)(a)	9,201	8,395,575

Security	Par (000)	Value

Building Materials (continued)
Vulcan Materials Co., 3.50%, 06/01/30 (Call 03/01/30)	$7,610	$6,492,209

		72,241,265

Chemicals — 1.1%
Air Products and Chemicals Inc.
2.05%, 05/15/30 (Call 02/15/30)(a)	11,390	9,169,538
2.70%, 05/15/40 (Call 11/15/39)(a)	3,890	2,525,096
2.80%, 05/15/50 (Call 11/15/49)(a)	8,185	4,807,576
Celanese U.S. Holdings LLC
6.17%, 07/15/27 (Call 06/15/27)	18,729	18,276,801
6.33%, 07/15/29 (Call 05/15/29)	4,872	4,697,136
6.35%, 11/15/28 (Call 10/15/28)(a)	11,373	11,101,300
6.38%, 07/15/32 (Call 04/15/32)(a)	6,244	5,868,684
6.55%, 11/15/30 (Call 09/15/30)	13,875	13,361,145
6.70%, 11/15/33 (Call 08/15/33)(a)	9,338	8,875,312
CF Industries Inc.
4.95%, 06/01/43	10,723	8,277,808
5.15%, 03/15/34	10,418	9,245,797
5.38%, 03/15/44	1,594	1,296,638
Dow Chemical Co. (The)
2.10%, 11/15/30 (Call 08/15/30)(a)	8,031	6,229,062
3.60%, 11/15/50 (Call 05/15/50)(a)	3,755	2,365,605
4.38%, 11/15/42 (Call 05/15/42)	18,642	13,863,416
5.25%, 11/15/41 (Call 05/15/41)(a)	11,679	9,816,995
5.55%, 11/30/48 (Call 05/30/48)	3,816	3,223,800
6.90%, 05/15/53 (Call 11/15/52)(a)	6,208	6,205,661
7.38%, 11/01/29	12,661	13,427,072
DuPont de Nemours Inc.
4.73%, 11/15/28 (Call 08/15/28)(a)	24,950	23,854,598
5.32%, 11/15/38 (Call 05/15/38)	11,012	9,853,633
5.42%, 11/15/48 (Call 05/15/48)(a)	19,242	16,696,759
Eastman Chemical Co., 4.65%, 10/15/44 (Call 04/15/44)(a)	7,502	5,482,447
Ecolab Inc.
2.70%, 11/01/26 (Call 08/01/26)	624	578,645
2.70%, 12/15/51 (Call 06/15/51)(a)	4,766	2,615,686
International Flavors & Fragrances Inc., 5.00%, 09/26/48 (Call 03/26/48)(a)	1,972	1,418,680
LYB International Finance BV
4.88%, 03/15/44 (Call 09/15/43)	7,236	5,514,167
5.25%, 07/15/43	7,808	6,288,661
LYB International Finance III LLC
3.38%, 10/01/40 (Call 04/01/40)	5,921	3,838,069
3.63%, 04/01/51 (Call 10/01/50)(a)	8,680	5,227,699
4.20%, 10/15/49 (Call 04/15/49)	7,946	5,269,094
4.20%, 05/01/50 (Call 11/01/49)	8,560	5,683,389
LyondellBasell Industries NV, 4.63%, 02/26/55 (Call 08/26/54)	12,521	8,750,521
Nutrien Ltd.
4.20%, 04/01/29 (Call 01/01/29)(a)	10,735	9,865,345
4.90%, 03/27/28 (Call 02/27/28)(a)	10,235	9,799,132
5.00%, 04/01/49 (Call 10/01/48)	3,866	3,018,670
5.80%, 03/27/53 (Call 09/27/52)(a)	5,428	4,746,133
Sherwin-Williams Co. (The)
2.95%, 08/15/29 (Call 05/15/29)(a)	11,565	9,859,130
3.45%, 06/01/27 (Call 03/01/27)	16,254	15,051,069
4.50%, 06/01/47 (Call 12/01/46)(a)	9,518	7,172,912

		313,218,881

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services — 0.8%
Automatic Data Processing Inc.
1.25%, 09/01/30 (Call 06/01/30)	$10,557	$8,033,015
1.70%, 05/15/28 (Call 03/15/28)	2,498	2,143,618
Equifax Inc.
2.35%, 09/15/31 (Call 06/15/31)	12,810	9,509,133
5.10%, 12/15/27 (Call 11/15/27)	830	799,249
Global Payments Inc.
2.15%, 01/15/27 (Call 12/15/26)	1,813	1,593,126
2.90%, 05/15/30 (Call 02/15/30)(a)	15,056	12,069,090
2.90%, 11/15/31 (Call 08/15/31)(a)	10,106	7,729,644
3.20%, 08/15/29 (Call 05/15/29)	19,711	16,543,521
4.15%, 08/15/49 (Call 02/15/49)(a)	2,658	1,733,669
5.40%, 08/15/32 (Call 05/15/32)(a)	12,558	11,366,118
5.95%, 08/15/52 (Call 02/15/52)(a)	6,817	5,744,583
Massachusetts Institute of Technology, 5.60%, 07/01/2111(a)	9,950	9,272,154
PayPal Holdings Inc.
2.30%, 06/01/30 (Call 03/01/30)(a)	14,358	11,495,883
2.85%, 10/01/29 (Call 07/01/29)(a)	21,733	18,518,824
3.25%, 06/01/50 (Call 12/01/49)(a)	4,344	2,672,460
4.40%, 06/01/32 (Call 03/01/32)(a)	12,060	10,798,927
5.05%, 06/01/52 (Call 12/01/51)(a)	5,204	4,395,689
Quanta Services Inc., 2.90%, 10/01/30 (Call 07/01/30)	18,501	14,569,506
RELX Capital Inc.
3.00%, 05/22/30 (Call 02/22/30)(a)	8,013	6,697,656
4.00%, 03/18/29 (Call 12/18/28)(a)	9,300	8,561,994
S&P Global Inc.
2.45%, 03/01/27 (Call 02/01/27)(a)	7,725	6,996,079
2.70%, 03/01/29 (Call 01/01/29)(a)	17,040	14,776,735
2.90%, 03/01/32 (Call 12/01/31)(a)	10,679	8,563,602
3.70%, 03/01/52 (Call 09/01/51)	2,698	1,820,803
4.25%, 05/01/29 (Call 02/01/29)(a)	13,669	12,729,802
5.25%, 09/15/33 (Call 06/15/33)(a)(c)	11,238	10,588,382

		219,723,262

Computers — 2.6%
Apple Inc.
1.25%, 08/20/30 (Call 05/20/30)	10,759	8,271,052
1.40%, 08/05/28 (Call 06/05/28)	19,861	16,717,945
1.65%, 05/11/30 (Call 02/11/30)	17,589	14,035,107
1.65%, 02/08/31 (Call 11/08/30)	24,801	19,308,965
1.70%, 08/05/31 (Call 05/05/31)(a)	10,183	7,846,317
2.20%, 09/11/29 (Call 06/11/29)	17,473	14,803,262
2.38%, 02/08/41 (Call 08/08/40)	16,981	10,849,076
2.40%, 08/20/50 (Call 02/20/50)(a)	14,926	8,297,899
2.55%, 08/20/60 (Call 02/20/60)(a)	19,433	10,576,325
2.65%, 05/11/50 (Call 11/11/49)	23,474	13,596,993
2.65%, 02/08/51 (Call 08/08/50)	28,761	16,526,091
2.70%, 08/05/51 (Call 02/05/51)(a)	19,578	11,308,306
2.80%, 02/08/61 (Call 08/08/60)	14,486	8,010,170
2.85%, 08/05/61 (Call 02/05/61)	9,884	5,495,647
2.90%, 09/12/27 (Call 06/12/27)(a)	16,612	15,283,804
2.95%, 09/11/49 (Call 03/11/49)	15,421	9,594,664
3.00%, 06/20/27 (Call 03/20/27)(a)	9,827	9,115,549
3.00%, 11/13/27 (Call 08/13/27)(a)	12,578	11,565,988
3.20%, 05/11/27 (Call 02/11/27)(a)	16,395	15,327,226
3.25%, 08/08/29 (Call 06/08/29)(a)	8,951	8,071,843
3.35%, 02/09/27 (Call 11/09/26)	5,996	5,654,780
3.35%, 08/08/32 (Call 05/08/32)	13,551	11,647,685
3.45%, 02/09/45	17,617	12,626,763
3.75%, 09/12/47 (Call 03/12/47)	11,366	8,372,883

Security	Par (000)	Value

Computers (continued)
3.75%, 11/13/47 (Call 05/13/47)	$13,599	$9,943,432
3.85%, 05/04/43	30,813	23,856,888
3.85%, 08/04/46 (Call 02/04/46)	18,314	13,750,102
3.95%, 08/08/52 (Call 02/08/52)(a)	18,022	13,389,533
4.00%, 05/10/28 (Call 04/10/28)(a)	12,066	11,491,411
4.10%, 08/08/62 (Call 02/08/62)	9,661	7,087,288
4.25%, 02/09/47 (Call 08/09/46)(a)	11,682	9,428,286
4.30%, 05/10/33 (Call 02/10/33)(a)	6,015	5,565,553
4.38%, 05/13/45	20,794	17,080,483
4.45%, 05/06/44(a)	11,939	10,079,869
4.50%, 02/23/36 (Call 08/23/35)(a)	5,020	4,642,346
4.65%, 02/23/46 (Call 08/23/45)	35,892	30,622,599
4.85%, 05/10/53 (Call 11/10/52)	12,973	11,272,410
Dell International LLC/EMC Corp.
3.38%, 12/15/41 (Call 06/15/41)	10,448	6,715,524
3.45%, 12/15/51 (Call 06/15/51)(a)	11,755	6,993,417
5.25%, 02/01/28 (Call 01/01/28)(a)	14,849	14,506,713
5.30%, 10/01/29 (Call 07/01/29)(a)	23,338	22,271,246
5.75%, 02/01/33 (Call 11/01/32)(a)	12,756	12,058,533
6.20%, 07/15/30 (Call 04/15/30)(a)	12,611	12,504,428
8.10%, 07/15/36 (Call 01/15/36)	5,448	5,906,835
8.35%, 07/15/46 (Call 01/15/46)	5,327	5,957,747
Hewlett Packard Enterprise Co.
6.20%, 10/15/35 (Call 04/15/35)(a)	2,061	2,001,743
6.35%, 10/15/45 (Call 04/15/45)(a)	13,027	11,944,271
HP Inc.
2.65%, 06/17/31 (Call 03/17/31)(a)	8,565	6,551,788
3.00%, 06/17/27 (Call 04/17/27)	2,347	2,114,648
4.00%, 04/15/29 (Call 02/15/29)(a)	10,710	9,677,901
4.75%, 01/15/28 (Call 12/15/27)	3,714	3,538,684
5.50%, 01/15/33 (Call 10/15/32)(a)	11,164	10,252,600
6.00%, 09/15/41(a)	16,917	15,339,217
International Business Machines Corp.
1.70%, 05/15/27 (Call 03/15/27)(a)	6,790	5,928,232
1.95%, 05/15/30 (Call 02/15/30)(a)	14,811	11,682,361
2.95%, 05/15/50 (Call 11/15/49)(a)	6,171	3,502,417
3.50%, 05/15/29(a)	30,285	27,003,590
4.00%, 06/20/42(a)	14,802	11,016,122
4.15%, 07/27/27 (Call 06/27/27)(a)	1,958	1,857,154
4.15%, 05/15/39	16,019	12,559,130
4.25%, 05/15/49	25,867	18,926,279
4.40%, 07/27/32 (Call 04/27/32)	5,943	5,335,734
4.50%, 02/06/28 (Call 01/06/28)(a)	4,480	4,284,363
4.75%, 02/06/33 (Call 11/06/32)(a)	7,619	6,993,444
4.90%, 07/27/52 (Call 01/27/52)(a)	7,389	5,933,841
Leidos Inc.
2.30%, 02/15/31 (Call 11/15/30)(a)	10,887	8,194,331
4.38%, 05/15/30 (Call 02/15/30)	6,314	5,560,249
5.75%, 03/15/33 (Call 12/15/32)	1,502	1,397,541

		719,624,623

Cosmetics & Personal Care — 0.7%
GSK Consumer Healthcare Capital U.S. LLC
3.38%, 03/24/27 (Call 02/24/27)(a)	14,336	13,226,379
3.38%, 03/24/29 (Call 01/24/29)	11,084	9,797,971
3.63%, 03/24/32 (Call 12/24/31)	22,016	18,340,728
4.00%, 03/24/52 (Call 09/24/51)(a)	3,518	2,463,056
Kenvue Inc.
4.90%, 03/22/33 (Call 12/22/32)(a)	12,783	11,956,942
5.00%, 03/22/30 (Call 01/22/30)(a)	11,325	10,939,196
5.05%, 03/22/28 (Call 02/22/28)	12,767	12,523,758
5.05%, 03/22/53 (Call 09/22/52)(a)	19,547	16,708,465

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Cosmetics & Personal Care (continued)
5.10%, 03/22/43 (Call 09/22/42)(a)	$4,985	$4,410,345
5.20%, 03/22/63 (Call 09/22/62)	9,050	7,685,730
Procter & Gamble Co. (The)
1.20%, 10/29/30	10,706	8,118,739
1.90%, 02/01/27(a)	5,486	4,959,135
1.95%, 04/23/31(a)	7,617	6,046,588
2.30%, 02/01/32(a)	6,946	5,562,699
2.45%, 11/03/26	1,200	1,110,408
2.85%, 08/11/27(a)	8,283	7,617,533
3.00%, 03/25/30	11,787	10,263,544
4.05%, 01/26/33(a)	8,023	7,296,394
Unilever Capital Corp.
1.75%, 08/12/31 (Call 05/12/31)	1,756	1,330,654
2.13%, 09/06/29 (Call 06/06/29)(a)	6,229	5,184,656
2.90%, 05/05/27 (Call 02/05/27)	5,314	4,883,419
3.50%, 03/22/28 (Call 12/22/27)(a)	9,600	8,872,596
5.00%, 12/08/33 (Call 09/08/33)	10,174	9,580,237
5.90%, 11/15/32(a)	15,415	15,588,561

		204,467,733

Diversified Financial Services — 2.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.00%, 10/29/28 (Call 08/29/28)	29,190	24,586,763
3.30%, 01/30/32 (Call 10/30/31)	29,148	22,596,264
3.40%, 10/29/33 (Call 07/29/33)	21,440	16,022,193
3.65%, 07/21/27 (Call 04/21/27)	12,150	10,913,515
3.85%, 10/29/41 (Call 04/29/41)(a)	17,421	11,665,119
5.75%, 06/06/28 (Call 05/06/28)(a)	12,178	11,696,553
6.10%, 01/15/27 (Call 12/15/26)	3,305	3,252,022
6.15%, 09/30/30 (Call 07/30/30)	6,544	6,258,616
Air Lease Corp.
2.20%, 01/15/27 (Call 12/15/26)	1,485	1,303,386
2.88%, 01/15/32 (Call 10/15/31)(a)	5,155	3,925,251
3.13%, 12/01/30 (Call 09/01/30)	5,214	4,156,992
Ally Financial Inc.
2.20%, 11/02/28 (Call 09/02/28)(a)	1,262	968,938
4.75%, 06/09/27 (Call 05/09/27)(a)	3,837	3,478,010
7.10%, 11/15/27 (Call 10/15/27)(a)	970	950,668
8.00%, 11/01/31(a)	24,729	24,125,259
American Express Co.
1.65%, 11/04/26 (Call 10/04/26)	1,227	1,080,446
2.55%, 03/04/27 (Call 02/01/27)	5,344	4,785,475
3.30%, 05/03/27 (Call 04/03/27)(a)	10,952	10,021,781
4.05%, 05/03/29 (Call 03/03/29)(a)	5,487	5,018,736
4.05%, 12/03/42	20,925	15,769,197
5.85%, 11/05/27 (Call 10/05/27)	7,525	7,540,555
6.49%, 10/30/31 (Call 10/30/30), (1-day SOFR + 1.940%)(a)(b)	6,135	6,145,568
Ameriprise Financial Inc., 5.15%, 05/15/33 (Call 02/15/33)	4,292	3,967,128
Brookfield Finance Inc.
3.50%, 03/30/51 (Call 09/30/50)(a)	7,134	4,149,575
3.90%, 01/25/28 (Call 10/25/27)(a)	13,555	12,355,388
4.35%, 04/15/30 (Call 01/15/30)	8,876	7,849,532
4.70%, 09/20/47 (Call 03/20/47)(a)	9,318	6,863,911
4.85%, 03/29/29 (Call 12/29/28)	13,920	12,951,367
Capital One Financial Corp.
3.65%, 05/11/27 (Call 04/11/27)	4,898	4,417,096
3.75%, 03/09/27 (Call 02/09/27)(a)	4,059	3,662,255
3.80%, 01/31/28 (Call 12/31/27)	10,383	9,152,120

Security	Par (000)	Value

Diversified Financial Services (continued)
7.62%, 10/30/31 (Call 10/30/30), (1-day SOFR + 3.070%)(b)	$1,430	$1,430,147
Charles Schwab Corp. (The)
1.65%, 03/11/31 (Call 12/11/30)(a)	6,270	4,470,484
1.95%, 12/01/31 (Call 09/01/31)(a)	5,925	4,208,718
2.00%, 03/20/28 (Call 01/20/28)(a)	13,787	11,497,357
2.30%, 05/13/31 (Call 02/13/31)	5,374	4,005,312
2.45%, 03/03/27 (Call 02/03/27)(a)	12,965	11,430,569
2.90%, 03/03/32 (Call 12/03/31)(a)	6,592	5,037,232
CME Group Inc.
2.65%, 03/15/32 (Call 12/15/31)	1,608	1,278,968
5.30%, 09/15/43 (Call 03/15/43)(a)	10,298	9,530,512
Discover Financial Services
4.10%, 02/09/27 (Call 11/09/26)	3,982	3,570,683
6.70%, 11/29/32 (Call 08/29/32)	4,469	4,140,957
7.96%, 11/02/34 (Call 11/02/33), (1-day SOFR + 3.370%)(b)	6,525	6,518,801
Intercontinental Exchange Inc.
1.85%, 09/15/32 (Call 06/15/32)	10,908	7,759,432
2.10%, 06/15/30 (Call 03/15/30)(a)	13,879	10,891,384
2.65%, 09/15/40 (Call 03/15/40)(a)	6,625	4,148,067
3.00%, 06/15/50 (Call 12/15/49)(a)	14,538	8,509,735
3.00%, 09/15/60 (Call 03/15/60)(a)	14,838	7,917,727
4.00%, 09/15/27 (Call 08/15/27)(a)	17,937	16,777,653
4.25%, 09/21/48 (Call 03/21/48)(a)	10,881	8,048,671
4.35%, 06/15/29 (Call 04/15/29)	15,295	14,123,464
4.60%, 03/15/33 (Call 12/15/32)(a)	11,799	10,548,514
4.95%, 06/15/52 (Call 12/15/51)(a)	16,466	13,471,543
5.20%, 06/15/62 (Call 12/15/61)(a)	10,659	8,825,392
Jefferies Financial Group Inc.
2.63%, 10/15/31 (Call 07/15/31)(a)	6,353	4,682,573
4.15%, 01/23/30	15,069	12,879,928
4.85%, 01/15/27(a)	1,908	1,810,758
5.88%, 07/21/28 (Call 06/21/28)	15,895	15,323,713
Mastercard Inc.
2.00%, 11/18/31 (Call 08/18/31)	9,125	6,951,143
2.95%, 11/21/26 (Call 08/21/26)	2,857	2,662,909
2.95%, 06/01/29 (Call 03/01/29)	14,752	12,951,039
3.30%, 03/26/27 (Call 01/26/27)(a)	8,266	7,716,509
3.35%, 03/26/30 (Call 12/26/29)(a)	17,917	15,739,579
3.65%, 06/01/49 (Call 12/01/48)	1,592	1,125,697
3.85%, 03/26/50 (Call 09/26/49)	6,465	4,716,509
4.85%, 03/09/33 (Call 12/09/32)	7,189	6,764,760
4.88%, 03/09/28 (Call 02/09/28)(a)	10,294	10,128,313
Nasdaq Inc.
5.35%, 06/28/28 (Call 05/28/28)	11,625	11,319,108
5.55%, 02/15/34 (Call 11/15/33)	14,305	13,319,969
5.95%, 08/15/53 (Call 02/15/53)(a)	8,026	7,164,097
6.10%, 06/28/63 (Call 12/28/62)(a)	7,682	6,773,217
Nomura Holdings Inc.
2.17%, 07/14/28	14,441	11,876,384
2.33%, 01/22/27	4,962	4,344,417
2.61%, 07/14/31	5,319	3,957,923
2.68%, 07/16/30	11,130	8,583,926
3.00%, 01/22/32	12,495	9,443,065
3.10%, 01/16/30(a)	16,009	13,039,098
6.07%, 07/12/28	10,781	10,556,328
6.18%, 01/18/33(a)	3,230	3,097,959
Raymond James Financial Inc.
3.75%, 04/01/51 (Call 10/01/50)	7,273	4,652,883
4.95%, 07/15/46	8,475	6,708,909

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Synchrony Financial
2.88%, 10/28/31 (Call 07/28/31)	$3,300	$2,232,603
3.95%, 12/01/27 (Call 09/01/27)(a)	7,154	6,130,776
Visa Inc.
1.10%, 02/15/31 (Call 11/15/30)(a)	11,106	8,207,822
1.90%, 04/15/27 (Call 02/15/27)(a)	12,521	11,149,243
2.00%, 08/15/50 (Call 02/15/50)(a)	11,894	6,076,360
2.05%, 04/15/30 (Call 01/15/30)	20,381	16,457,276
2.70%, 04/15/40 (Call 10/15/39)	5,887	3,922,166
2.75%, 09/15/27 (Call 06/15/27)	7,604	6,906,943
3.65%, 09/15/47 (Call 03/15/47)	7,438	5,359,355
4.15%, 12/14/35 (Call 06/14/35)	9,958	8,676,612
4.30%, 12/14/45 (Call 06/14/45)	31,594	25,284,498

		758,465,368

Electric — 3.4%
AES Corp. (The)
2.45%, 01/15/31 (Call 10/15/30)(a)	16,741	12,575,903
5.45%, 06/01/28 (Call 05/01/28)(a)	13,028	12,424,981
Ameren Corp., 3.50%, 01/15/31 (Call 10/15/30)	660	553,579
American Electric Power Co. Inc., 5.63%, 03/01/33 (Call 12/01/32)	5,483	5,141,278
Avangrid Inc., 3.80%, 06/01/29 (Call 03/01/29)	12,223	10,741,189
Berkshire Hathaway Energy Co.
2.85%, 05/15/51 (Call 11/15/50)	12,792	7,025,091
3.70%, 07/15/30 (Call 04/15/30)	3,519	3,063,731
3.80%, 07/15/48 (Call 01/15/48)	6,366	4,202,572
4.25%, 10/15/50 (Call 04/15/50)	7,529	5,294,830
4.45%, 01/15/49 (Call 07/15/48)	7,101	5,193,342
4.50%, 02/01/45 (Call 08/01/44)	6,114	4,680,878
4.60%, 05/01/53 (Call 11/01/52)(a)	8,771	6,488,847
5.15%, 11/15/43 (Call 05/15/43)	5,484	4,620,136
6.13%, 04/01/36	19,785	19,273,091
Commonwealth Edison Co., 4.00%, 03/01/48 (Call 09/01/47)(a)	5,495	3,917,109
Connecticut Light & Power Co. (The), 4.00%, 04/01/48 (Call 10/01/47)(a)	3,682	2,635,747
Consolidated Edison Co. of New York Inc.
2.40%, 06/15/31 (Call 03/15/31)(a)	2,113	1,660,394
3.60%, 06/15/61 (Call 12/15/60)(a)	15,462	9,408,094
4.45%, 03/15/44 (Call 09/15/43)	618	470,021
4.63%, 12/01/54 (Call 06/01/54)	2,040	1,520,358
Series 20B, 3.95%, 04/01/50 (Call 10/01/49)(a)	13,518	9,342,367
Constellation Energy Generation LLC
5.60%, 03/01/28 (Call 02/01/28)	2,551	2,504,409
5.60%, 06/15/42 (Call 12/15/41)(a)	10,817	9,303,387
6.25%, 10/01/39	9,658	8,955,165
6.50%, 10/01/53 (Call 04/01/53)	4,387	4,124,008
Dominion Energy Inc.
5.38%, 11/15/32 (Call 08/15/32)(a)	4,257	3,942,589
Series C, 2.25%, 08/15/31 (Call 05/15/31)	19,766	14,746,503
Series C, 3.38%, 04/01/30 (Call 01/01/30)(a)	13,697	11,519,030
DTE Energy Co., 4.88%, 06/01/28 (Call 05/01/28)(a)	3,361	3,197,945
Duke Energy Carolinas LLC
3.20%, 08/15/49 (Call 02/15/49)(a)	6,638	3,964,030
4.95%, 01/15/33 (Call 10/15/32)	8,771	8,102,313
5.30%, 02/15/40	8,210	7,282,072
5.35%, 01/15/53 (Call 07/15/52)	8,428	7,235,023
Duke Energy Corp.
2.45%, 06/01/30 (Call 03/01/30)(a)	3,020	2,402,230

Security	Par (000)	Value

Electric (continued)
2.55%, 06/15/31 (Call 03/15/31)	$6,931	$5,354,713
3.15%, 08/15/27 (Call 05/15/27)	3,334	3,018,630
3.30%, 06/15/41 (Call 12/15/40)(a)	7,136	4,657,071
3.50%, 06/15/51 (Call 12/15/50)(a)	7,030	4,268,369
3.75%, 09/01/46 (Call 03/01/46)	14,073	9,175,524
4.30%, 03/15/28 (Call 02/15/28)(a)	6,716	6,305,229
4.50%, 08/15/32 (Call 05/15/32)	8,168	7,134,635
5.00%, 08/15/52 (Call 02/15/52)(a)	10,691	8,306,338
6.10%, 09/15/53 (Call 03/15/53)	9,596	8,741,612
Duke Energy Florida LLC, 6.40%, 06/15/38	12,845	12,746,189
Emera U.S. Finance LP, 4.75%, 06/15/46 (Call 12/15/45)(a)	9,869	6,884,330
Entergy Louisiana LLC, 4.20%, 09/01/48 (Call 03/01/48)(a)	6,114	4,373,803
Eversource Energy
5.13%, 05/15/33 (Call 02/15/33)	2,635	2,381,106
5.45%, 03/01/28 (Call 02/01/28)(a)	16,793	16,394,455
Exelon Corp.
4.05%, 04/15/30 (Call 01/15/30)	10,380	9,172,090
4.45%, 04/15/46 (Call 10/15/45)(a)	4,889	3,598,535
4.70%, 04/15/50 (Call 10/15/49)	6,534	4,923,596
5.15%, 03/15/28 (Call 02/15/28)(a)	12,353	11,981,101
5.30%, 03/15/33 (Call 12/15/32)	2,843	2,635,871
Florida Power & Light Co.
2.45%, 02/03/32 (Call 11/03/31)	12,022	9,378,592
2.88%, 12/04/51 (Call 06/04/51)(a)	10,321	5,838,171
3.15%, 10/01/49 (Call 04/01/49)(a)	8,766	5,337,291
3.95%, 03/01/48 (Call 09/01/47)(a)	9,205	6,570,662
4.40%, 05/15/28 (Call 03/15/28)	9,492	9,037,253
4.80%, 05/15/33 (Call 02/15/33)(a)	6,144	5,633,220
5.05%, 04/01/28 (Call 03/01/28)(a)	11,875	11,618,137
5.10%, 04/01/33 (Call 01/01/33)	5,102	4,779,427
5.30%, 04/01/53 (Call 10/01/52)(a)	7,109	6,199,458
Georgia Power Co.
4.30%, 03/15/42(a)	14,644	11,194,339
4.65%, 05/16/28 (Call 03/16/28)(a)	4,992	4,754,771
4.95%, 05/17/33 (Call 11/17/32)(a)	7,581	6,911,267
5.13%, 05/15/52 (Call 11/15/51)(a)	4,848	4,028,026
Series A, 3.25%, 03/15/51 (Call 09/15/50)(a)	4,281	2,553,485
MidAmerican Energy Co.
3.65%, 04/15/29 (Call 01/15/29)	13,447	12,129,129
4.25%, 07/15/49 (Call 01/15/49)	12,240	9,058,132
5.85%, 09/15/54 (Call 03/15/54)(a)	9,507	8,917,504
National Grid PLC, 5.81%, 06/12/33 (Call 03/12/33)	6,457	6,087,268
NextEra Energy Capital Holdings Inc.
1.88%, 01/15/27 (Call 12/15/26)(a)	8,445	7,414,404
1.90%, 06/15/28 (Call 04/15/28)	22,358	18,667,305
2.25%, 06/01/30 (Call 03/01/30)	17,457	13,607,824
2.44%, 01/15/32 (Call 10/15/31)(a)	8,014	6,011,237
2.75%, 11/01/29 (Call 08/01/29)	7,771	6,432,277
3.55%, 05/01/27 (Call 02/01/27)	10,737	9,873,072
4.63%, 07/15/27 (Call 06/15/27)	13,467	12,839,291
4.90%, 02/28/28 (Call 01/28/28)(a)	13,273	12,687,973
5.00%, 07/15/32 (Call 04/15/32)(a)	8,101	7,374,534
5.05%, 02/28/33 (Call 11/28/32)(a)	7,835	7,117,345
5.25%, 02/28/53 (Call 08/28/52)	10,935	8,822,485
Northern States Power Co./MN, 5.10%, 05/15/53 (Call 11/15/52)	6,132	5,188,898
Pacific Gas and Electric Co. 2.10%, 08/01/27 (Call 06/01/27)(a)	6,069	5,131,499

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
2.50%, 02/01/31 (Call 11/01/30)	$16,682	$12,365,376
3.00%, 06/15/28 (Call 04/15/28)	4,011	3,395,344
3.25%, 06/01/31 (Call 03/01/31)(a)	8,292	6,414,056
3.30%, 12/01/27 (Call 09/01/27)	8,663	7,542,503
3.30%, 08/01/40 (Call 02/01/40)(a)	8,325	5,050,293
3.50%, 08/01/50 (Call 02/01/50)(a)	16,357	9,110,223
3.75%, 07/01/28	8,153	7,149,568
3.95%, 12/01/47 (Call 06/01/47)(a)	8,786	5,251,764
4.50%, 07/01/40 (Call 01/01/40)	18,420	13,085,842
4.55%, 07/01/30 (Call 01/01/30)(a)	25,883	22,407,625
4.95%, 07/01/50 (Call 01/01/50)	26,146	18,258,978
6.10%, 01/15/29 (Call 12/15/28)	4,714	4,536,709
6.15%, 01/15/33 (Call 10/15/32)	5,888	5,411,066
6.40%, 06/15/33 (Call 03/15/33)	9,431	8,859,737
6.70%, 04/01/53 (Call 10/01/52)(a)	7,175	6,351,960
6.75%, 01/15/53 (Call 07/15/52)	12,012	10,632,276
PacifiCorp
2.90%, 06/15/52 (Call 12/15/51)(a)	11,724	6,114,818
5.35%, 12/01/53 (Call 06/01/53)	10,443	8,307,520
5.50%, 05/15/54 (Call 11/15/53)	10,556	8,601,139
PPL Electric Utilities Corp., 5.25%, 05/15/53 (Call 11/15/52)(a)	6,886	5,935,808
Public Service Co. of Colorado
1.88%, 06/15/31 (Call 12/15/30)	5,297	3,972,632
5.25%, 04/01/53 (Call 10/01/52)	8,167	6,829,489
Public Service Enterprise Group Inc., 2.45%, 11/15/31 (Call 08/15/31)(a)	2,169	1,640,854
San Diego Gas & Electric Co.
5.35%, 04/01/53 (Call 10/01/52)	7,288	6,227,307
Series VVV, 1.70%, 10/01/30 (Call 07/01/30)	2,739	2,068,319
Series WWW, 2.95%, 08/15/51 (Call 02/15/51)(a)	5,743	3,257,709
Sempra Energy
3.25%, 06/15/27 (Call 03/15/27)	2,919	2,646,867
3.40%, 02/01/28 (Call 11/01/27)	7,556	6,809,743
3.80%, 02/01/38 (Call 08/01/37)	13,307	9,935,400
4.00%, 02/01/48 (Call 08/01/47)	1,738	1,184,800
6.00%, 10/15/39	11,314	10,301,276
Southern California Edison Co.
3.65%, 02/01/50 (Call 08/01/49)	12,160	7,726,561
4.00%, 04/01/47 (Call 10/01/46)	15,714	10,771,802
4.65%, 10/01/43 (Call 04/01/43)	7,807	6,037,429
5.30%, 03/01/28 (Call 02/01/28)	925	904,495
5.85%, 11/01/27 (Call 10/01/27)(a)	5,615	5,607,396
5.95%, 11/01/32 (Call 08/01/32)(a)	2,887	2,816,299
Series 20A, 2.95%, 02/01/51 (Call 08/01/50)	6,411	3,564,485
Series C, 4.13%, 03/01/48 (Call 09/01/47)	11,584	8,059,120
Southern Co. (The)
4.40%, 07/01/46 (Call 01/01/46)(a)	15,588	11,496,661
4.85%, 06/15/28 (Call 04/15/28)	4,715	4,508,126
5.20%, 06/15/33 (Call 12/15/32)(a)	3,340	3,071,449
Series A, 3.70%, 04/30/30 (Call 01/30/30)	4,814	4,170,519
Series B, 4.00%, 01/15/51 (Call 10/15/25), (5-year CMT + 3.733%)(b)	15,974	14,529,311
Virginia Electric & Power Co.
2.45%, 12/15/50 (Call 06/15/50)(a)	7,019	3,558,795
2.95%, 11/15/51 (Call 05/15/51)(a)	6,685	3,726,763
5.00%, 04/01/33 (Call 01/01/33)	4,091	3,728,105
5.45%, 04/01/53 (Call 10/01/52)	7,009	5,990,060
Series A, 3.50%, 03/15/27 (Call 12/15/26)(a)	3,450	3,206,298

Security	Par (000)	Value

Electric (continued)
Xcel Energy Inc., 5.45%, 08/15/33 (Call 02/15/33)	$3,004	$2,790,362

		936,680,752

Electrical Components & Equipment — 0.1%
Emerson Electric Co.
2.00%, 12/21/28 (Call 10/21/28)(a)	10,598	8,977,728
2.20%, 12/21/31 (Call 09/21/31)(a)	8,485	6,580,146
2.80%, 12/21/51 (Call 06/21/51)(a)	1,976	1,118,338

		16,676,212

Electronics — 0.3%
Amphenol Corp.
2.20%, 09/15/31 (Call 06/15/31)	5,146	3,930,781
2.80%, 02/15/30 (Call 11/15/29)	10,605	8,817,755
Honeywell International Inc.
1.10%, 03/01/27 (Call 02/01/27)(a)	9,801	8,556,514
1.75%, 09/01/31 (Call 06/01/31)(a)	12,124	9,086,238
1.95%, 06/01/30 (Call 03/01/30)(a)	7,283	5,787,414
2.50%, 11/01/26 (Call 08/01/26)(a)	1,503	1,389,413
2.70%, 08/15/29 (Call 05/15/29)(a)	8,217	7,068,790
2.80%, 06/01/50 (Call 12/01/49)(a)	1,704	1,053,686
4.25%, 01/15/29 (Call 12/15/28)(a)	8,488	8,014,575
4.50%, 01/15/34 (Call 10/15/33)	12,041	10,828,494
5.00%, 02/15/33 (Call 11/15/32)(a)	10,556	9,969,871

		74,503,531

Entertainment — 0.5%
Warnermedia Holdings Inc.
3.76%, 03/15/27 (Call 02/15/27)(a)	28,567	26,301,428
4.05%, 03/15/29 (Call 01/15/29)	7,983	7,068,634
4.28%, 03/15/32 (Call 12/15/31)(a)	37,999	31,484,896
5.05%, 03/15/42 (Call 09/15/41)	35,528	26,373,564
5.14%, 03/15/52 (Call 09/15/51)(a)	63,248	44,714,755
5.39%, 03/15/62 (Call 09/15/61)(a)	23,915	16,756,820

		152,700,097

Environmental Control — 0.3%
Republic Services Inc.
1.75%, 02/15/32 (Call 11/15/31)(a)	5,471	3,983,109
3.95%, 05/15/28 (Call 02/15/28)	6,800	6,339,541
5.00%, 04/01/34 (Call 01/01/34)	9,382	8,611,710
Waste Connections Inc.
2.95%, 01/15/52 (Call 07/15/51)(a)	4,003	2,285,989
4.20%, 01/15/33 (Call 10/15/32)	6,575	5,709,412
Waste Management Inc.
1.50%, 03/15/31 (Call 12/15/30)(a)	8,434	6,262,103
3.15%, 11/15/27 (Call 08/15/27)(a)	7,506	6,860,440
4.15%, 04/15/32 (Call 01/15/32)(a)	8,182	7,242,435
4.63%, 02/15/30 (Call 12/15/29)	5,570	5,257,609
4.88%, 02/15/29 (Call 01/15/29)	8,741	8,420,363
4.88%, 02/15/34 (Call 11/15/33)	12,357	11,322,069

		72,294,780

Food — 1.2%
Campbell Soup Co., 4.15%, 03/15/28 (Call 12/15/27)(a)	4,328	4,033,058
Conagra Brands Inc.
1.38%, 11/01/27 (Call 09/01/27)	12,611	10,494,008
4.85%, 11/01/28 (Call 08/01/28)	14,049	13,203,881
5.30%, 11/01/38 (Call 05/01/38)	7,485	6,264,514
5.40%, 11/01/48 (Call 05/01/48)	9,538	7,638,206
General Mills Inc.
2.88%, 04/15/30 (Call 01/15/30)	4,730	3,917,266
3.20%, 02/10/27 (Call 11/10/26)(a)	1,278	1,179,546

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
4.20%, 04/17/28 (Call 01/17/28)	$14,764	$13,856,280
4.95%, 03/29/33 (Call 12/29/32)(a)	12,055	10,969,212
Hormel Foods Corp.
1.70%, 06/03/28 (Call 04/03/28)	2,970	2,520,431
1.80%, 06/11/30 (Call 03/11/30)(a)	6,640	5,194,089
J M Smucker Co. (The)
5.90%, 11/15/28 (Call 10/15/28)	6,750	6,691,276
6.20%, 11/15/33 (Call 08/15/33)(a)	6,750	6,564,717
6.50%, 11/15/43 (Call 05/15/43)	3,590	3,406,250
6.50%, 11/15/53 (Call 05/15/53)(a)	4,649	4,390,984
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL
6.75%, 03/15/34 (Call 12/15/33)(a)(c)	10,629	9,963,845
7.25%, 11/15/53 (Call 05/15/53)(c)	11,084	9,899,161
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc.
3.00%, 05/15/32 (Call 02/15/32)	1,484	1,077,040
3.63%, 01/15/32 (Call 01/15/27)(a)	8,883	6,821,618
4.38%, 02/02/52 (Call 08/02/51)	6,194	3,763,917
5.13%, 02/01/28 (Call 01/01/28)	3,229	3,023,036
5.50%, 01/15/30 (Call 01/15/25)(a)	6,472	5,910,425
5.75%, 04/01/33 (Call 01/01/33)	13,064	11,553,279
6.50%, 12/01/52 (Call 06/01/52)	11,655	9,571,469
Kraft Heinz Foods Co.
3.88%, 05/15/27 (Call 02/15/27)(a)	8,356	7,838,179
4.38%, 06/01/46 (Call 12/01/45)	27,504	20,196,124
4.88%, 10/01/49 (Call 04/01/49)(a)	13,251	10,411,619
5.00%, 06/04/42	19,143	15,788,693
5.20%, 07/15/45 (Call 01/15/45)	16,632	13,801,418
5.50%, 06/01/50 (Call 12/01/49)(a)	6,594	5,680,215
6.88%, 01/26/39	8,649	8,740,189
Kroger Co. (The)
3.95%, 01/15/50 (Call 07/15/49)(a)	5,134	3,477,097
4.45%, 02/01/47 (Call 08/01/46)(a)	6,878	5,103,917
McCormick & Co. Inc./MD, 3.40%, 08/15/27 (Call 05/15/27)	3,104	2,847,096
Mondelez International Inc.
2.63%, 03/17/27 (Call 02/17/27)	4,976	4,502,627
2.63%, 09/04/50 (Call 03/04/50)	2,276	1,221,249
2.75%, 04/13/30 (Call 01/13/30)(a)	6,237	5,135,627
3.00%, 03/17/32 (Call 12/17/31)(a)	6,963	5,582,722
Sysco Corp.
3.15%, 12/14/51 (Call 06/14/51)(a)	3,486	2,016,239
3.25%, 07/15/27 (Call 04/15/27)(a)	8,389	7,636,997
5.95%, 04/01/30 (Call 01/01/30)(a)	13,292	13,194,643
6.60%, 04/01/50 (Call 10/01/49)(a)	9,957	9,793,230
Tyson Foods Inc.
3.55%, 06/02/27 (Call 03/02/27)(a)	16,346	15,046,549
4.35%, 03/01/29 (Call 12/01/28)(a)	12,548	11,547,970
4.55%, 06/02/47 (Call 12/02/46)	5,547	3,962,126
5.10%, 09/28/48 (Call 03/28/48)	14,065	10,880,180

		346,312,214

Gas — 0.2%
Atmos Energy Corp., 4.13%, 10/15/44 (Call 04/15/44)(a)	4,419	3,288,322
CenterPoint Energy Resources Corp., 5.25%, 03/01/28 (Call 02/01/28)	3,321	3,249,619
NiSource Inc.
1.70%, 02/15/31 (Call 11/15/30)	11,965	8,762,749
2.95%, 09/01/29 (Call 06/01/29)(a)	12,696	10,803,198
3.49%, 05/15/27 (Call 02/15/27)	9,154	8,427,818

Security	Par (000)	Value

Gas (continued)
3.60%, 05/01/30 (Call 02/01/30)(a)	$11,629	$9,952,506
3.95%, 03/30/48 (Call 09/30/47)	5,508	3,716,328
4.38%, 05/15/47 (Call 11/15/46)	5,143	3,743,681
4.80%, 02/15/44 (Call 08/15/43)(a)	9,964	7,819,137
5.25%, 03/30/28 (Call 02/29/28)	5,258	5,103,696

		64,867,054

Hand & Machine Tools — 0.1%
Regal Rexnord Corp.
6.05%, 04/15/28 (Call 03/15/28)(c)	12,375	11,842,875
6.30%, 02/15/30 (Call 12/15/29)(c)	11,401	10,746,864
6.40%, 04/15/33 (Call 01/15/33)(a)(c)	10,955	10,071,808
Stanley Black & Decker Inc.
2.30%, 03/15/30 (Call 12/15/29)	9,705	7,625,948
2.75%, 11/15/50 (Call 05/15/50)(a)	1,952	993,702

		41,281,197

Health Care - Products — 1.0%
Abbott Laboratories
3.75%, 11/30/26 (Call 08/30/26)	3,208	3,071,507
4.75%, 11/30/36 (Call 05/30/36)	10,283	9,393,626
4.90%, 11/30/46 (Call 05/30/46)	25,484	21,931,000
Baxter International Inc.
1.92%, 02/01/27 (Call 01/01/27)(a)	7,389	6,477,908
2.27%, 12/01/28 (Call 10/01/28)(a)	13,821	11,441,241
2.54%, 02/01/32 (Call 11/01/31)(a)	14,711	11,031,136
3.13%, 12/01/51 (Call 06/01/51)(a)	8,251	4,539,979
Boston Scientific Corp., 2.65%, 06/01/30 (Call 03/01/30)(a)	9,804	8,062,158
Danaher Corp.
2.60%, 10/01/50 (Call 04/01/50)(a)	7,724	4,240,298
2.80%, 12/10/51 (Call 06/10/51)(a)	7,630	4,296,782
DH Europe Finance II Sarl
2.60%, 11/15/29 (Call 08/15/29)	10,984	9,296,383
3.25%, 11/15/39 (Call 05/15/39)(a)	7,245	5,176,154
3.40%, 11/15/49 (Call 05/15/49)(a)	6,167	4,028,454
GE HealthCare Technologies Inc.
5.65%, 11/15/27 (Call 10/15/27)	22,384	22,170,893
5.86%, 03/15/30 (Call 01/15/30)	15,564	15,209,286
5.91%, 11/22/32 (Call 08/22/32)(a)	16,909	16,369,040
6.38%, 11/22/52 (Call 05/22/52)	8,285	8,025,164
HCA Inc.
3.13%, 03/15/27 (Call 02/15/27)	6,217	5,604,553
3.63%, 03/15/32 (Call 12/15/31)	17,477	14,035,981
Medtronic Global Holdings SCA
4.25%, 03/30/28 (Call 02/29/28)(a)	11,888	11,323,509
4.50%, 03/30/33 (Call 12/30/32)(a)	12,810	11,620,846
Medtronic Inc.
4.38%, 03/15/35(a)	12,962	11,345,999
4.63%, 03/15/45	11,222	9,250,097
Stryker Corp.
1.95%, 06/15/30 (Call 03/15/30)(a)	10,361	8,106,635
4.63%, 03/15/46 (Call 09/15/45)	3,642	2,926,220
Thermo Fisher Scientific Inc.
2.00%, 10/15/31 (Call 07/15/31)(a)	5,979	4,511,578
2.60%, 10/01/29 (Call 07/01/29)(a)	5,578	4,730,399
2.80%, 10/15/41 (Call 04/15/41)	5,452	3,474,086
4.10%, 08/15/47 (Call 02/15/47)	2,377	1,773,989
4.98%, 08/10/30 (Call 06/10/30)	12,731	12,148,081
5.09%, 08/10/33 (Call 05/10/33)(a)	18,396	17,219,751

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Products (continued)
Zimmer Biomet Holdings Inc., 2.60%, 11/24/31 (Call 08/24/31)(a)	$7,504	$5,753,438

		288,586,171

Health Care - Services — 3.0%
Aetna Inc.
3.88%, 08/15/47 (Call 02/15/47)(a)	6,437	4,230,971
6.63%, 06/15/36(a)	14,663	14,713,920
Ascension Health
3.95%, 11/15/46	2,654	1,946,172
Series B, 2.53%, 11/15/29 (Call 08/15/29)	5,886	4,972,290
Centene Corp.
2.45%, 07/15/28 (Call 05/15/28)	21,525	18,102,686
2.50%, 03/01/31 (Call 12/01/30)	17,849	13,472,864
2.63%, 08/01/31 (Call 05/01/31)	9,899	7,430,492
3.00%, 10/15/30 (Call 07/15/30)	19,285	15,251,311
3.38%, 02/15/30 (Call 02/15/25)	17,371	14,330,472
4.25%, 12/15/27 (Call 11/16/23)(a)	19,637	18,071,931
4.63%, 12/15/29 (Call 12/15/24)(a)	30,485	27,268,259
CommonSpirit Health
3.35%, 10/01/29 (Call 04/01/29)	6,383	5,486,143
4.19%, 10/01/49 (Call 04/01/49)	1,560	1,090,615
Elevance Health Inc.
2.25%, 05/15/30 (Call 02/15/30)	7,768	6,191,683
2.55%, 03/15/31 (Call 12/15/30)	6,464	5,113,350
2.88%, 09/15/29 (Call 06/15/29)	7,041	5,981,016
3.13%, 05/15/50 (Call 11/15/49)	8,315	4,918,168
3.60%, 03/15/51 (Call 09/15/50)(a)	11,837	7,597,951
3.65%, 12/01/27 (Call 09/01/27)	13,534	12,470,758
3.70%, 09/15/49 (Call 03/15/49)	8,117	5,340,801
4.10%, 03/01/28 (Call 12/01/27)(a)	10,897	10,172,595
4.38%, 12/01/47 (Call 06/01/47)(a)	12,313	9,204,937
4.55%, 03/01/48 (Call 09/01/47)	7,887	6,002,670
4.63%, 05/15/42	9,014	7,208,717
4.65%, 01/15/43	10,272	8,187,947
4.65%, 08/15/44 (Call 02/15/44)	8,239	6,503,652
4.75%, 02/15/33 (Call 11/15/32)(a)	6,676	6,055,670
5.13%, 02/15/53 (Call 08/15/52)	10,100	8,374,483
6.10%, 10/15/52 (Call 04/15/52)	6,034	5,701,710
HCA Inc.
2.38%, 07/15/31 (Call 04/15/31)	7,263	5,400,652
3.50%, 09/01/30 (Call 03/01/30)	24,246	20,084,814
3.50%, 07/15/51 (Call 01/15/51)(a)	14,554	8,413,829
4.13%, 06/15/29 (Call 03/15/29)	17,913	15,905,940
4.50%, 02/15/27 (Call 08/15/26)	9,105	8,614,839
4.63%, 03/15/52 (Call 09/15/51)(a)	20,147	14,126,271
5.13%, 06/15/39 (Call 12/15/38)	9,437	7,769,036
5.20%, 06/01/28 (Call 05/01/28)	8,058	7,674,789
5.25%, 06/15/49 (Call 12/15/48)	18,296	14,061,343
5.50%, 06/01/33 (Call 03/01/33)(a)	12,852	11,739,177
5.50%, 06/15/47 (Call 12/15/46)	14,174	11,431,912
5.63%, 09/01/28 (Call 03/01/28)(a)	12,571	12,162,914
5.88%, 02/01/29 (Call 08/01/28)	7,628	7,391,685
5.90%, 06/01/53 (Call 12/01/52)(a)	9,867	8,381,918
Humana Inc.
1.35%, 02/03/27 (Call 01/03/27)	4,399	3,816,125
2.15%, 02/03/32 (Call 11/03/31)(a)	5,644	4,164,120
3.70%, 03/23/29 (Call 02/23/29)(a)	15,333	13,866,734
4.95%, 10/01/44 (Call 04/01/44)(a)	3,844	3,099,903
5.50%, 03/15/53 (Call 09/15/52)	8,395	7,231,238
5.88%, 03/01/33 (Call 12/01/32)	6,127	5,940,219

Security	Par (000)	Value

Health Care - Services (continued)
Kaiser Foundation Hospitals
4.15%, 05/01/47 (Call 11/01/46)(a)	$5,804	$4,357,323
Series 2019, 3.27%, 11/01/49 (Call 05/01/49)(a)	2,061	1,294,270
Series 2021, 2.81%, 06/01/41 (Call 12/01/40)	16,413	10,523,819
Series 2021, 3.00%, 06/01/51 (Call 12/01/50)(a)	4,196	2,465,057
Laboratory Corp. of America Holdings, 4.70%, 02/01/45 (Call 08/01/44)(a)	5,392	4,176,632
Providence St Joseph Health Obligated Group, Series 21A, 2.70%, 10/01/51 (Call 04/01/51)(a)	1,404	709,328
Quest Diagnostics Inc.
2.95%, 06/30/30 (Call 03/30/30)	7,466	6,127,204
6.40%, 11/30/33 (Call 08/30/33)	1,715	1,713,570
UnitedHealth Group Inc.
2.00%, 05/15/30	10,543	8,380,732
2.30%, 05/15/31 (Call 02/15/31)	12,636	9,947,313
2.75%, 05/15/40 (Call 11/15/39)(a)	10,542	6,814,921
2.88%, 08/15/29	8,477	7,348,485
2.90%, 05/15/50 (Call 11/15/49)	12,736	7,358,295
2.95%, 10/15/27	6,812	6,197,854
3.05%, 05/15/41 (Call 11/15/40)	14,658	9,764,491
3.13%, 05/15/60 (Call 11/15/59)(a)	8,389	4,756,785
3.25%, 05/15/51 (Call 11/15/50)	19,244	11,838,308
3.45%, 01/15/27(a)	4,159	3,908,436
3.50%, 08/15/39 (Call 02/15/39)	12,672	9,308,425
3.70%, 08/15/49 (Call 02/15/49)	11,029	7,477,450
3.75%, 10/15/47 (Call 04/15/47)(a)	10,309	7,119,545
3.85%, 06/15/28(a)	11,633	10,869,439
3.88%, 12/15/28	6,853	6,369,139
3.88%, 08/15/59 (Call 02/15/59)	11,564	7,619,042
4.00%, 05/15/29 (Call 03/15/29)(a)	7,970	7,376,405
4.20%, 05/15/32 (Call 02/15/32)(a)	12,662	11,222,366
4.20%, 01/15/47 (Call 07/15/46)	7,661	5,721,567
4.25%, 01/15/29 (Call 12/15/28)(a)	11,237	10,564,371
4.25%, 03/15/43 (Call 09/15/42)	8,671	6,778,785
4.25%, 06/15/48 (Call 12/15/47)	11,781	8,820,994
4.45%, 12/15/48 (Call 06/15/48)	9,053	7,004,723
4.50%, 04/15/33 (Call 01/15/33)	13,241	11,920,210
4.63%, 07/15/35(a)	4,162	3,701,079
4.75%, 07/15/45	18,897	15,517,277
4.75%, 05/15/52 (Call 11/15/51)	17,359	13,902,089
4.95%, 05/15/62 (Call 11/15/61)	7,951	6,399,763
5.05%, 04/15/53 (Call 10/15/52)	18,212	15,300,542
5.20%, 04/15/63 (Call 10/15/62)	15,982	13,378,291
5.25%, 02/15/28 (Call 01/15/28)(a)	9,087	9,027,990
5.30%, 02/15/30 (Call 12/15/29)	10,388	10,201,502
5.35%, 02/15/33 (Call 11/15/32)(a)	17,082	16,426,405
5.80%, 03/15/36(a)	9,509	9,358,538
5.88%, 02/15/53 (Call 08/15/52)	18,234	17,252,387
6.05%, 02/15/63 (Call 08/15/62)	13,305	12,669,134
6.88%, 02/15/38(a)	9,912	10,632,323
Universal Health Services Inc., 2.65%, 10/15/30 (Call 07/15/30)	6,715	5,137,769

		837,432,065

Holding Companies - Diversified — 0.1%
Ares Capital Corp., 2.88%, 06/15/28 (Call 04/15/28)	8,688	7,183,348

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Holding Companies - Diversified (continued)
Blackstone Private Credit Fund
2.63%, 12/15/26 (Call 11/15/26)	$3,889	$3,327,471
3.25%, 03/15/27 (Call 02/15/27)	6,131	5,296,307
Blue Owl Capital Corp., 2.88%, 06/11/28 (Call 04/11/28)	4,170	3,397,087
FS KKR Capital Corp., 3.13%, 10/12/28 (Call 08/12/28)(a)	6,521	5,245,807

		24,450,020

Household Products & Wares — 0.0%
Kimberly-Clark Corp., 3.10%, 03/26/30 (Call 12/26/29)	6,877	5,931,304

Insurance — 1.8%
Allstate Corp. (The), 5.25%, 03/30/33 (Call 12/30/32)(a)	4,117	3,801,879
American International Group Inc.
4.38%, 06/30/50 (Call 12/30/49)(a)	8,791	6,428,887
4.75%, 04/01/48 (Call 10/01/47)	8,531	6,666,522
4.80%, 07/10/45 (Call 01/10/45)	5,380	4,247,398
5.13%, 03/27/33 (Call 12/27/32)(a)	6,833	6,215,682
Aon Corp.
2.80%, 05/15/30 (Call 02/15/30)	13,502	11,025,236
3.75%, 05/02/29 (Call 02/02/29)	13,090	11,712,372
Aon Global Ltd.
3.90%, 02/28/52 (Call 08/28/51)(a)	5,774	3,882,751
5.35%, 02/28/33 (Call 11/28/32)	3,672	3,423,250
Arch Capital Group Ltd., 3.64%, 06/30/50 (Call 12/30/49)	5,162	3,281,774
Athene Holding Ltd., 4.13%, 01/12/28 (Call 10/12/27)(a)	9,165	8,289,623
Berkshire Hathaway Finance Corp.
1.45%, 10/15/30 (Call 07/15/30)(a)	3,191	2,442,779
2.30%, 03/15/27 (Call 02/15/27)(a)	4,141	3,767,067
2.50%, 01/15/51 (Call 07/15/50)	7,571	4,026,013
2.85%, 10/15/50 (Call 04/15/50)	16,813	9,606,923
2.88%, 03/15/32 (Call 12/15/31)(a)	4,877	3,977,626
3.85%, 03/15/52 (Call 09/15/51)(a)	24,566	17,135,576
4.20%, 08/15/48 (Call 02/15/48)	22,886	17,525,486
4.25%, 01/15/49 (Call 07/15/48)(a)	20,570	15,875,772
5.75%, 01/15/40(a)	8,627	8,514,330
Berkshire Hathaway Inc., 4.50%, 02/11/43(a)	12,948	10,866,467
Brighthouse Financial Inc.
3.70%, 06/22/27 (Call 03/22/27)(a)	4,201	3,793,927
4.70%, 06/22/47 (Call 12/22/46)(a)	1,942	1,273,435
Chubb Corp. (The), 6.00%, 05/11/37(a)	12,460	12,307,432
Chubb INA Holdings Inc.
1.38%, 09/15/30 (Call 06/15/30)(a)	7,019	5,267,969
3.05%, 12/15/61 (Call 06/15/61)(a)	7,303	4,106,249
4.35%, 11/03/45 (Call 05/03/45)	9,820	7,672,086
Corebridge Financial Inc.
3.65%, 04/05/27 (Call 03/05/27)(a)	12,958	11,857,354
3.85%, 04/05/29 (Call 02/05/29)	12,492	11,032,046
3.90%, 04/05/32 (Call 01/05/32)(a)	11,035	9,025,203
4.40%, 04/05/52 (Call 10/05/51)(a)	8,026	5,492,982
Equitable Holdings Inc.
4.35%, 04/20/28 (Call 01/20/28)(a)	16,402	15,015,573
5.00%, 04/20/48 (Call 10/20/47)	12,778	9,727,940
Everest Reinsurance Holdings Inc.
3.13%, 10/15/52 (Call 04/15/52)(a)	8,758	4,912,837
3.50%, 10/15/50 (Call 04/15/50)	6,039	3,648,951

Security	Par (000)	Value

Insurance (continued)
Fairfax Financial Holdings Ltd., 5.63%, 08/16/32 (Call 05/16/32)	$3,683	$3,396,689
Hartford Financial Services Group Inc. (The),
3.60%, 08/19/49 (Call 02/19/49)(a)	4,293	2,775,882
Manulife Financial Corp.
3.70%, 03/16/32 (Call 12/16/31)(a)	10,178	8,672,702
5.38%, 03/04/46	5,177	4,546,252
Marsh & McLennan Companies Inc.
2.25%, 11/15/30 (Call 08/15/30)(a)	4,207	3,304,693
4.38%, 03/15/29 (Call 12/15/28)	11,725	10,968,198
4.90%, 03/15/49 (Call 09/15/48)	5,162	4,250,301
5.70%, 09/15/53 (Call 03/15/53)	14,020	12,880,146
MetLife Inc.
4.05%, 03/01/45	7,450	5,356,154
4.13%, 08/13/42(a)	11,116	8,272,328
4.55%, 03/23/30 (Call 12/23/29)(a)	10,172	9,463,877
4.60%, 05/13/46 (Call 11/13/45)	3,940	3,074,475
4.88%, 11/13/43(a)	4,807	3,933,116
5.00%, 07/15/52 (Call 01/15/52)	8,894	7,179,141
5.25%, 01/15/54 (Call 07/15/53)(a)	9,493	7,947,466
5.38%, 07/15/33 (Call 04/15/33)	6,693	6,259,953
5.70%, 06/15/35(a)	13,788	13,096,318
5.88%, 02/06/41	9,895	9,233,268
6.38%, 06/15/34	11,823	11,913,803
Progressive Corp. (The), 4.13%, 04/15/47 (Call 10/15/46)(a)	4,219	3,123,043
Prudential Financial Inc.
3.70%, 03/13/51 (Call 09/13/50)(a)	12,562	8,146,799
3.91%, 12/07/47 (Call 06/07/47)	8,596	5,861,756
3.94%, 12/07/49 (Call 06/07/49)	8,868	6,007,072
4.35%, 02/25/50 (Call 08/25/49)	8,454	6,194,814
4.60%, 05/15/44	5,870	4,589,913
5.70%, 12/14/36	15,146	14,556,874
Travelers Companies Inc. (The)
3.05%, 06/08/51 (Call 12/08/50)(a)	3,090	1,844,204
5.35%, 11/01/40(a)	9,610	8,752,304
6.25%, 06/15/37(a)	13,536	13,757,324
Travelers Cos. Inc. (The), 5.45%, 05/25/53 (Call 11/25/52)(a)	4,981	4,467,101
Willis North America Inc.
4.65%, 06/15/27 (Call 05/15/27)	5,893	5,609,553
5.35%, 05/15/33 (Call 02/15/33)	2,969	2,706,452

		489,989,368

Internet — 2.4%
Alphabet Inc.
0.80%, 08/15/27 (Call 06/15/27)(a)	6,682	5,719,088
1.10%, 08/15/30 (Call 05/15/30)(a)	21,743	16,673,637
1.90%, 08/15/40 (Call 02/15/40)(a)	1,815	1,086,507
2.05%, 08/15/50 (Call 02/15/50)(a)	14,095	7,287,112
2.25%, 08/15/60 (Call 02/15/60)(a)	17,970	9,057,865
Amazon.com Inc.
1.20%, 06/03/27 (Call 04/03/27)	12,960	11,233,046
1.50%, 06/03/30 (Call 03/03/30)	17,116	13,353,023
1.65%, 05/12/28 (Call 03/12/28)	21,716	18,537,247
2.10%, 05/12/31 (Call 02/12/31)	24,231	19,109,398
2.50%, 06/03/50 (Call 12/03/49)(a)	25,963	14,350,591
2.70%, 06/03/60 (Call 12/03/59)(a)	17,866	9,581,738
2.88%, 05/12/41 (Call 11/12/40)(a)	21,845	14,711,686
3.10%, 05/12/51 (Call 11/12/50)	31,980	19,884,624
3.15%, 08/22/27 (Call 05/22/27)	32,710	30,270,482
3.25%, 05/12/61 (Call 11/12/60)(a)	16,175	9,673,800

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
3.30%, 04/13/27 (Call 03/13/27)	$19,541	$18,305,065
3.45%, 04/13/29 (Call 02/13/29)	10,446	9,537,319
3.60%, 04/13/32 (Call 01/13/32)(a)	20,343	17,671,816
3.88%, 08/22/37 (Call 02/22/37)	17,150	14,061,132
3.95%, 04/13/52 (Call 10/13/51)(a)	24,266	17,741,152
4.05%, 08/22/47 (Call 02/22/47)	33,903	25,858,842
4.10%, 04/13/62 (Call 10/13/61)	11,600	8,337,152
4.25%, 08/22/57 (Call 02/22/57)	20,176	15,253,754
4.55%, 12/01/27 (Call 11/01/27)	20,199	19,648,989
4.65%, 12/01/29 (Call 10/01/29)	17,305	16,598,632
4.70%, 12/01/32 (Call 09/01/32)	18,413	17,254,414
4.80%, 12/05/34 (Call 06/05/34)(a)	4,512	4,216,311
4.95%, 12/05/44 (Call 06/05/44)(a)	16,281	14,496,689
Booking Holdings Inc., 4.63%, 04/13/30 (Call 01/13/30)	14,502	13,503,984
eBay Inc.
2.60%, 05/10/31 (Call 02/10/31)(a)	4,160	3,245,810
2.70%, 03/11/30 (Call 12/11/29)	13,345	10,838,837
3.60%, 06/05/27 (Call 03/05/27)(a)	4,164	3,847,946
3.65%, 05/10/51 (Call 11/10/50)	1,819	1,138,794
4.00%, 07/15/42 (Call 01/15/42)(a)	16,207	11,367,212
Expedia Group Inc.
3.25%, 02/15/30 (Call 11/15/29)(a)	14,278	11,826,366
3.80%, 02/15/28 (Call 11/15/27)(a)	7,342	6,648,038
4.63%, 08/01/27 (Call 05/01/27)	4,925	4,657,007
Meta Platforms Inc.
3.50%, 08/15/27 (Call 07/15/27)	27,677	26,028,361
3.85%, 08/15/32 (Call 05/15/32)	35,338	30,737,770
4.45%, 08/15/52 (Call 02/15/52)	30,430	23,027,321
4.60%, 05/15/28 (Call 04/15/28)(a)	15,697	15,216,132
4.65%, 08/15/62 (Call 02/15/62)	5,864	4,411,759
4.80%, 05/15/30 (Call 03/15/30)(a)	14,321	13,803,223
4.95%, 05/15/33 (Call 02/15/33)(a)	20,331	19,059,560
5.60%, 05/15/53 (Call 11/15/52)(a)	26,336	23,836,305
5.75%, 05/15/63 (Call 11/15/62)	19,118	17,158,850
Netflix Inc.
4.88%, 04/15/28(a)	8,049	7,756,625
5.88%, 11/15/28(a)	13,411	13,448,283
6.38%, 05/15/29	3,553	3,649,997

		664,719,291

Iron & Steel — 0.1%
ArcelorMittal SA
6.55%, 11/29/27 (Call 10/29/27)(a)	14,212	14,280,928
6.80%, 11/29/32 (Call 08/29/32)	10,217	9,809,853

		24,090,781

Lodging — 0.2%
Marriott International Inc./MD
4.90%, 04/15/29 (Call 03/15/29)	11,983	11,242,698
5.00%, 10/15/27 (Call 09/15/27)	10,090	9,727,291
Series FF, 4.63%, 06/15/30 (Call 03/15/30)	9,857	8,909,819
Series GG, 3.50%, 10/15/32 (Call 07/15/32)	9,774	7,765,554
Series HH, 2.85%, 04/15/31 (Call 01/15/31)	8,698	6,829,170
Sands China Ltd., 5.65%, 08/08/28 (Call 05/08/28)(a)	10,896	10,076,076

		54,550,608

Machinery — 0.5%
Caterpillar Financial Services Corp., 1.10%, 09/14/27(a)	5,939	5,061,061
Caterpillar Inc. 2.60%, 04/09/30 (Call 01/09/30)(a)	9,305	7,819,970

Security	Par (000)	Value

Machinery (continued)
3.25%, 09/19/49 (Call 03/19/49)(a)	$1,897	$1,239,129
3.25%, 04/09/50 (Call 10/09/49)(a)	4,235	2,764,319
3.80%, 08/15/42	26,137	19,746,616
5.20%, 05/27/41(a)	11,043	10,129,090
Deere & Co.
3.75%, 04/15/50 (Call 10/15/49)(a)	1,712	1,267,163
3.90%, 06/09/42 (Call 12/09/41)(a)	20,528	16,074,711
John Deere Capital Corp.
4.15%, 09/15/27(a)	7,058	6,753,623
4.70%, 06/10/30	13,268	12,517,001
4.75%, 01/20/28	12,668	12,305,795
4.95%, 07/14/28	12,833	12,524,741
Otis Worldwide Corp.
2.57%, 02/15/30 (Call 11/15/29)(a)	14,593	11,878,574
3.11%, 02/15/40 (Call 08/15/39)(a)	2,950	2,007,195
5.25%, 08/16/28 (Call 07/16/28)	11,631	11,317,496
Westinghouse Air Brake Technologies Corp.
3.45%, 11/15/26 (Call 08/15/26)	1,269	1,176,801
4.70%, 09/15/28 (Call 06/15/28)(a)	17,030	15,889,823

		150,473,108

Machinery - Diversified — 0.0%
John Deere Capital Corp., 5.15%, 09/08/33	12,237	11,640,484

Manufacturing — 0.5%
3M Co.
2.38%, 08/26/29 (Call 05/26/29)(a)	10,743	8,772,357
2.88%, 10/15/27 (Call 07/15/27)(a)	6,217	5,602,920
3.25%, 08/26/49 (Call 02/26/49)(a)	9,964	5,842,310
3.38%, 03/01/29 (Call 12/01/28)(a)	10,590	9,311,328
4.00%, 09/14/48 (Call 03/14/48)(a)	11,336	7,944,480
Eaton Corp.
4.15%, 03/15/33 (Call 12/15/32)(a)	12,183	10,722,777
4.15%, 11/02/42(a)	3,935	3,057,070
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35(a)	4,089	3,560,322
General Electric Co.
5.88%, 01/14/38(a)	13,803	13,476,301
6.75%, 03/15/32(a)	14,407	15,296,314
Illinois Tool Works Inc.
2.65%, 11/15/26 (Call 08/15/26)(a)	3,373	3,112,113
3.90%, 09/01/42 (Call 03/01/42)	12,573	9,657,144
Parker-Hannifin Corp.
3.25%, 06/14/29 (Call 03/14/29)	11,911	10,464,478
4.00%, 06/14/49 (Call 12/14/48)(a)	3,329	2,390,821
4.25%, 09/15/27 (Call 08/15/27)(a)	11,232	10,654,572
4.50%, 09/15/29 (Call 07/15/29)	11,270	10,480,813
Teledyne Technologies Inc., 2.75%, 04/01/31 (Call 01/01/31)	8,961	7,061,765

		137,407,885

Media — 3.8%
Charter Communications Operating LLC/Charter Communications Operating Capital
2.25%, 01/15/29 (Call 11/15/28)	5,289	4,284,082
2.30%, 02/01/32 (Call 11/01/31)	2,256	1,610,975
2.80%, 04/01/31 (Call 01/01/31)(a)	7,797	5,969,438
3.50%, 06/01/41 (Call 12/01/40)(a)	15,278	9,199,822
3.50%, 03/01/42 (Call 09/01/41)	14,454	8,548,042
3.70%, 04/01/51 (Call 10/01/50)	20,800	11,415,000
3.75%, 02/15/28 (Call 11/15/27)	4,317	3,852,411
3.85%, 04/01/61 (Call 10/01/60)(a)	14,182	7,501,721

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
3.90%, 06/01/52 (Call 12/01/51)	$23,378	$13,210,253
3.95%, 06/30/62 (Call 12/30/61)	12,143	6,502,501
4.20%, 03/15/28 (Call 12/15/27)(a)	6,665	6,068,162
4.40%, 04/01/33 (Call 01/01/33)(a)	2,722	2,252,928
4.40%, 12/01/61 (Call 06/01/61)	12,842	7,480,988
4.80%, 03/01/50 (Call 09/01/49)	26,982	17,825,451
5.05%, 03/30/29 (Call 12/30/28)	5,009	4,643,132
5.13%, 07/01/49 (Call 01/01/49)	12,905	8,952,121
5.25%, 04/01/53 (Call 10/01/52)(a)	14,841	10,517,596
5.38%, 04/01/38 (Call 10/01/37)	4,430	3,498,965
5.38%, 05/01/47 (Call 11/01/46)	23,530	17,073,832
5.50%, 04/01/63 (Call 10/01/62)	9,635	6,772,703
5.75%, 04/01/48 (Call 10/01/47)(a)	23,527	17,896,518
6.38%, 10/23/35 (Call 04/23/35)(a)	15,483	14,023,362
6.48%, 10/23/45 (Call 04/23/45)(a)	31,363	26,342,458
Comcast Corp.
1.50%, 02/15/31 (Call 11/15/30)	7,648	5,660,582
1.95%, 01/15/31 (Call 10/15/30)(a)	6,022	4,618,983
2.35%, 01/15/27 (Call 10/15/26)	5,927	5,356,861
2.45%, 08/15/52 (Call 02/15/52)(a)	16,634	8,424,938
2.65%, 02/01/30 (Call 11/01/29)	7,804	6,482,406
2.65%, 08/15/62 (Call 02/15/62)(a)	3,187	1,558,042
2.80%, 01/15/51 (Call 07/15/50)	18,714	10,284,533
2.89%, 11/01/51 (Call 05/01/51)	47,887	26,469,846
2.94%, 11/01/56 (Call 05/01/56)(a)	50,949	27,102,718
2.99%, 11/01/63 (Call 05/01/63)	31,984	16,539,006
3.15%, 02/15/28 (Call 11/15/27)	14,341	12,997,977
3.20%, 07/15/36 (Call 01/15/36)	2,189	1,614,048
3.25%, 11/01/39 (Call 05/01/39)	14,704	10,166,681
3.30%, 02/01/27 (Call 11/01/26)(a)	7,035	6,540,921
3.30%, 04/01/27 (Call 02/01/27)	6,022	5,574,761
3.40%, 04/01/30 (Call 01/01/30)	7,828	6,776,159
3.40%, 07/15/46 (Call 01/15/46)	15,445	9,904,681
3.45%, 02/01/50 (Call 08/01/49)(a)	18,511	11,721,139
3.55%, 05/01/28 (Call 02/01/28)	9,027	8,277,912
3.75%, 04/01/40 (Call 10/01/39)(a)	17,170	12,627,292
3.90%, 03/01/38 (Call 09/01/37)	6,841	5,304,185
3.97%, 11/01/47 (Call 05/01/47)	19,822	13,916,154
4.00%, 08/15/47 (Call 02/15/47)(a)	10,397	7,327,113
4.00%, 03/01/48 (Call 09/01/47)(a)	11,465	8,089,034
4.00%, 11/01/49 (Call 05/01/49)(a)	18,770	13,118,000
4.05%, 11/01/52 (Call 05/01/52)	11,827	8,218,515
4.15%, 10/15/28 (Call 07/15/28)	36,950	34,465,866
4.20%, 08/15/34 (Call 02/15/34)	3,719	3,147,593
4.25%, 10/15/30 (Call 07/15/30)	7,308	6,613,767
4.25%, 01/15/33	26,242	22,979,673
4.40%, 08/15/35 (Call 02/15/35)	3,211	2,738,471
4.55%, 01/15/29 (Call 12/15/28)(a)	3,014	2,858,879
4.60%, 10/15/38 (Call 04/15/38)	10,037	8,351,866
4.60%, 08/15/45 (Call 02/15/45)	9,196	7,200,495
4.65%, 02/15/33 (Call 11/15/32)(a)	19,858	17,987,607
4.70%, 10/15/48 (Call 04/15/48)(a)	20,227	16,120,887
4.80%, 05/15/33 (Call 02/15/33)(a)	4,022	3,672,599
4.95%, 10/15/58 (Call 04/15/58)(a)	4,346	3,503,161
5.35%, 11/15/27 (Call 10/15/27)	5,556	5,493,228
5.35%, 05/15/53 (Call 11/15/52)	16,639	14,342,976
5.50%, 11/15/32 (Call 08/15/32)(a)	3,377	3,253,521
5.50%, 05/15/64 (Call 11/15/63)	11,484	9,770,444
5.65%, 06/15/35	13,530	12,895,741
7.05%, 03/15/33	14,008	14,885,729

Security	Par (000)	Value

Media (continued)
Discovery Communications LLC
3.63%, 05/15/30 (Call 02/15/30)	$2,422	$2,015,721
3.95%, 03/20/28 (Call 12/20/27)(a)	9,231	8,337,927
4.00%, 09/15/55 (Call 03/15/55)	16,258	9,296,196
4.13%, 05/15/29 (Call 02/15/29)	1,332	1,171,781
4.65%, 05/15/50 (Call 11/15/49)	5,255	3,449,734
5.20%, 09/20/47 (Call 03/20/47)(a)	8,096	5,757,627
5.30%, 05/15/49 (Call 11/15/48)(a)	3,142	2,281,860
Fox Corp.
4.71%, 01/25/29 (Call 10/25/28)(a)	25,746	24,027,094
5.48%, 01/25/39 (Call 07/25/38)	9,845	8,125,840
5.58%, 01/25/49 (Call 07/25/48)(a)	17,981	14,163,902
6.50%, 10/13/33 (Call 07/13/33)	5,259	5,138,836
Paramount Global
4.20%, 05/19/32 (Call 02/19/32)(a)	6,298	4,864,860
4.38%, 03/15/43	16,260	9,746,917
4.95%, 01/15/31 (Call 10/15/30)(a)	8,665	7,236,704
4.95%, 05/19/50 (Call 11/19/49)	2,231	1,408,057
5.85%, 09/01/43 (Call 03/01/43)	11,511	8,370,566
6.88%, 04/30/36	11,678	10,069,695
7.88%, 07/30/30(a)	9,232	9,117,101
Time Warner Cable Enterprises LLC, 8.38%, 07/15/33	8,735	9,117,669
Time Warner Cable LLC
4.50%, 09/15/42 (Call 03/15/42)	13,337	8,767,961
5.50%, 09/01/41 (Call 03/01/41)	9,500	7,117,030
5.88%, 11/15/40 (Call 05/15/40)	10,323	8,159,000
6.55%, 05/01/37	14,975	13,105,683
6.75%, 06/15/39	13,905	12,146,674
7.30%, 07/01/38(a)	14,821	13,798,600
TWDC Enterprises 18 Corp.
2.95%, 06/15/27(a)	11,375	10,498,089
4.13%, 06/01/44(a)	7,792	5,848,416
Walt Disney Co. (The)
2.00%, 09/01/29 (Call 06/01/29)	19,946	16,379,109
2.20%, 01/13/28(a)	14,915	13,111,159
2.65%, 01/13/31(a)	24,970	20,217,854
2.75%, 09/01/49 (Call 03/01/49)(a)	17,206	9,667,924
3.50%, 05/13/40 (Call 11/13/39)(a)	14,990	10,780,193
3.60%, 01/13/51 (Call 07/13/50)(a)	24,695	16,333,695
3.80%, 03/22/30(a)	15,944	14,232,222
3.80%, 05/13/60 (Call 11/13/59)(a)	13,454	8,752,582
4.63%, 03/23/40 (Call 09/23/39)	5,551	4,662,754
4.70%, 03/23/50 (Call 09/23/49)(a)	14,718	11,935,992
6.20%, 12/15/34	12,957	13,138,333
6.40%, 12/15/35	11,723	11,947,987
6.65%, 11/15/37(a)	16,657	17,306,341

		1,052,003,136

Mining — 0.8%
Barrick North America Finance LLC
5.70%, 05/30/41(a)	10,389	9,510,100
5.75%, 05/01/43	8,632	7,900,550
Barrick PD Australia Finance Pty Ltd., 5.95%, 10/15/39	10,533	9,865,569
BHP Billiton Finance USA Ltd.
4.13%, 02/24/42(a)	10,624	8,328,755
4.75%, 02/28/28 (Call 01/28/28)(a)	10,875	10,499,969
4.90%, 02/28/33 (Call 11/28/32)(a)	3,512	3,246,910
5.00%, 09/30/43	19,523	16,883,936
5.25%, 09/08/30 (Call 07/08/30)	14,990	14,417,625
5.25%, 09/08/33 (Call 06/08/33)	16,669	15,667,442

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mining (continued)
5.50%, 09/08/53 (Call 03/08/53)	$9,905	$9,024,463
Freeport-McMoRan Inc.
4.63%, 08/01/30 (Call 08/01/25)(a)	9,928	8,740,006
5.40%, 11/14/34 (Call 05/14/34)(a)	8,046	7,124,813
5.45%, 03/15/43 (Call 09/15/42)	18,517	15,149,798
Newmont Corp.
2.25%, 10/01/30 (Call 07/01/30)	11,306	8,847,390
2.60%, 07/15/32 (Call 04/15/32)(a)	9,634	7,370,362
4.88%, 03/15/42 (Call 09/15/41)(a)	13,736	11,251,794
6.25%, 10/01/39	10,100	9,744,922
Rio Tinto Alcan Inc., 6.13%, 12/15/33	10,518	10,523,233
Rio Tinto Finance USA Ltd.
2.75%, 11/02/51 (Call 05/02/51)	6,275	3,490,959
5.20%, 11/02/40(a)	12,545	11,234,519
7.13%, 07/15/28	11,643	12,336,414
Rio Tinto Finance USA PLC
4.13%, 08/21/42 (Call 02/21/42)(a)	8,840	6,812,501
5.13%, 03/09/53 (Call 09/09/52)	8,370	7,216,371

		225,188,401

Office & Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.
2.67%, 12/01/26 (Call 11/01/26)	2,579	2,312,002
3.57%, 12/01/31 (Call 09/01/31)	9,049	7,263,249

		9,575,251

Oil & Gas — 3.9%
BP Capital Markets America Inc.
1.75%, 08/10/30 (Call 05/10/30)	7,925	6,153,746
2.72%, 01/12/32 (Call 10/12/31)(a)	16,893	13,413,098
2.77%, 11/10/50 (Call 05/10/50)(a)	13,687	7,615,410
2.94%, 06/04/51 (Call 12/04/50)(a)	20,714	11,930,984
3.00%, 02/24/50 (Call 08/24/49)(a)	17,667	10,428,009
3.00%, 03/17/52 (Call 09/17/51)(a)	14,004	8,127,450
3.02%, 01/16/27 (Call 10/16/26)	3,599	3,325,505
3.06%, 06/17/41 (Call 12/17/40)(a)	13,138	8,709,845
3.38%, 02/08/61 (Call 08/08/60)(a)	19,605	11,574,855
3.63%, 04/06/30 (Call 01/06/30)	9,631	8,509,875
3.94%, 09/21/28 (Call 06/21/28)	10,969	10,190,840
4.23%, 11/06/28 (Call 08/06/28)(a)	17,376	16,322,974
4.81%, 02/13/33 (Call 11/13/32)(a)	18,935	17,311,757
4.89%, 09/11/33 (Call 06/11/33)(a)	13,531	12,387,572
BP Capital Markets PLC
3.28%, 09/19/27 (Call 06/19/27)	14,957	13,794,473
3.72%, 11/28/28 (Call 08/28/28)(a)	5,688	5,208,873
Canadian Natural Resources Ltd.
3.85%, 06/01/27 (Call 03/01/27)	14,461	13,420,525
4.95%, 06/01/47 (Call 12/01/46)	4,976	3,901,591
6.25%, 03/15/38	16,727	15,643,060
Cenovus Energy Inc.
3.75%, 02/15/52 (Call 08/15/51)(a)	8,334	5,239,604
6.75%, 11/15/39(a)	6,279	6,079,054
Chevron Corp.
2.00%, 05/11/27 (Call 03/11/27)(a)	9,964	8,903,232
2.24%, 05/11/30 (Call 02/11/30)	12,278	10,058,901
3.08%, 05/11/50 (Call 11/11/49)(a)	4,834	3,023,370
Chevron USA Inc.
1.02%, 08/12/27 (Call 06/12/27)(a)	7,642	6,543,320
2.34%, 08/12/50 (Call 02/12/50)(a)	1,455	771,213
ConocoPhillips Co.
3.76%, 03/15/42 (Call 09/15/41)	6,162	4,478,527
3.80%, 03/15/52 (Call 09/15/51)(a)	10,874	7,396,901

Security	Par (000)	Value

Oil & Gas (continued)
4.03%, 03/15/62 (Call 09/15/61)(a)	$16,226	$10,925,516
4.30%, 11/15/44 (Call 05/15/44)(a)	6,990	5,387,466
5.05%, 09/15/33 (Call 06/15/33)(a)	14,738	13,734,849
5.30%, 05/15/53 (Call 11/15/52)(a)	10,819	9,405,502
5.55%, 03/15/54 (Call 09/15/53)	9,429	8,409,936
6.50%, 02/01/39(a)	16,797	17,307,709
6.95%, 04/15/29	15,002	16,013,784
Continental Resources Inc./OK, 4.38%, 01/15/28 (Call 10/15/27)	10,342	9,525,322
Devon Energy Corp.
4.75%, 05/15/42 (Call 11/15/41)	12,080	9,211,834
5.00%, 06/15/45 (Call 12/15/44)(a)	2,401	1,851,510
5.60%, 07/15/41 (Call 01/15/41)	16,683	14,162,195
Diamondback Energy Inc.
3.13%, 03/24/31 (Call 12/24/30)(a)	12,005	9,841,803
3.25%, 12/01/26 (Call 10/01/26)	1,992	1,856,603
3.50%, 12/01/29 (Call 09/01/29)(a)	12,784	11,189,794
4.25%, 03/15/52 (Call 09/15/51)(a)	5,106	3,507,238
6.25%, 03/15/33 (Call 12/15/32)(a)	12,037	11,886,600
EOG Resources Inc.
4.38%, 04/15/30 (Call 01/15/30)(a)	5,690	5,263,317
4.95%, 04/15/50 (Call 10/15/49)(a)	2,875	2,414,723
EQT Corp.
3.90%, 10/01/27 (Call 07/01/27)	11,805	10,860,614
7.00%, 02/01/30 (Call 11/01/29)(a)	7,169	7,254,480
Equinor ASA
2.38%, 05/22/30 (Call 02/22/30)	1,355	1,113,614
3.13%, 04/06/30 (Call 01/06/30)(a)	6,789	5,916,000
3.25%, 11/18/49 (Call 05/18/49)	2,633	1,659,167
3.63%, 09/10/28 (Call 06/10/28)(a)	2,431	2,253,520
3.70%, 04/06/50 (Call 10/06/49)	5,058	3,490,386
3.95%, 05/15/43(a)	6,720	5,088,401
4.80%, 11/08/43	1,960	1,643,140
5.10%, 08/17/40(a)	6,745	5,962,660
Exxon Mobil Corp.
2.44%, 08/16/29 (Call 05/16/29)	10,099	8,610,985
2.61%, 10/15/30 (Call 07/15/30)	15,539	12,901,893
3.00%, 08/16/39 (Call 02/16/39)	6,916	4,807,396
3.10%, 08/16/49 (Call 02/16/49)	13,284	8,260,824
3.29%, 03/19/27 (Call 01/19/27)(a)	9,496	8,921,546
3.45%, 04/15/51 (Call 10/15/50)(a)	26,084	17,131,640
3.48%, 03/19/30 (Call 12/19/29)	15,477	13,712,048
3.57%, 03/06/45 (Call 09/06/44)(a)	9,253	6,446,468
4.11%, 03/01/46 (Call 09/01/45)	22,295	17,006,755
4.23%, 03/19/40 (Call 09/19/39)	17,276	14,019,419
4.33%, 03/19/50 (Call 09/19/49)	24,120	18,670,416
Hess Corp.
4.30%, 04/01/27 (Call 01/01/27)	9,108	8,716,365
5.60%, 02/15/41(a)	15,206	14,135,563
6.00%, 01/15/40	10,922	10,567,283
Marathon Oil Corp.
4.40%, 07/15/27 (Call 04/15/27)	10,612	9,947,599
6.60%, 10/01/37(a)	13,063	12,478,470
Marathon Petroleum Corp.
4.75%, 09/15/44 (Call 03/15/44)	1,797	1,358,438
6.50%, 03/01/41 (Call 09/01/40)	17,696	16,811,253
Occidental Petroleum Corp.
6.13%, 01/01/31 (Call 07/01/30)(a)	11,515	11,244,600
6.45%, 09/15/36	11,807	11,460,636
6.60%, 03/15/46 (Call 09/15/45)(a)	10,010	9,592,133
6.63%, 09/01/30 (Call 03/01/30)(a)	17,258	17,325,615

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
7.50%, 05/01/31(a)	$8,931	$9,319,771
8.88%, 07/15/30 (Call 01/15/30)	8,201	9,106,882
Ovintiv Inc., 6.50%, 08/15/34(a)	6,747	6,454,171
Phillips 66
2.15%, 12/15/30 (Call 09/15/30)(a)	9,722	7,498,413
3.30%, 03/15/52 (Call 09/15/51)(a)	3,352	1,968,914
3.90%, 03/15/28 (Call 12/15/27)	8,028	7,443,271
4.65%, 11/15/34 (Call 05/15/34)	6,018	5,231,943
4.88%, 11/15/44 (Call 05/15/44)	10,141	8,291,094
5.88%, 05/01/42(a)	20,556	19,169,773
Phillips 66 Co., 4.95%, 12/01/27 (Call 11/01/27)(a)	12,351	11,998,188
Pioneer Natural Resources Co.
1.90%, 08/15/30 (Call 05/15/30)	7,495	5,863,123
2.15%, 01/15/31 (Call 10/15/30)(a)	5,462	4,292,772
Shell International Finance BV
2.38%, 11/07/29 (Call 08/07/29)	15,443	12,917,934
2.75%, 04/06/30 (Call 01/06/30)(a)	11,996	10,145,128
3.00%, 11/26/51 (Call 05/26/51)	8,692	5,109,018
3.13%, 11/07/49 (Call 05/07/49)(a)	12,346	7,585,121
3.25%, 04/06/50 (Call 10/06/49)(a)	17,683	11,151,878
3.75%, 09/12/46	11,736	8,202,306
3.88%, 11/13/28 (Call 08/13/28)	11,075	10,316,472
4.00%, 05/10/46	20,856	15,308,978
4.13%, 05/11/35	7,225	6,160,648
4.38%, 05/11/45	26,032	20,297,091
4.55%, 08/12/43(a)	14,226	11,499,224
5.50%, 03/25/40	11,699	10,882,912
6.38%, 12/15/38(a)	28,236	28,872,778
Suncor Energy Inc.
3.75%, 03/04/51 (Call 09/04/50)(a)	4,928	3,119,063
4.00%, 11/15/47 (Call 05/15/47)	2,562	1,718,247
6.50%, 06/15/38	14,142	13,553,592
6.80%, 05/15/38(a)	14,413	14,190,548
6.85%, 06/01/39(a)	10,195	9,912,065
TotalEnergies Capital International SA
2.83%, 01/10/30 (Call 10/10/29)(a)	9,831	8,380,724
2.99%, 06/29/41 (Call 12/29/40)(a)	2,322	1,532,080
3.13%, 05/29/50 (Call 11/29/49)(a)	21,985	13,491,128
3.39%, 06/29/60 (Call 12/29/59)(a)	8,125	4,889,683
3.45%, 02/19/29 (Call 11/19/28)(a)	9,365	8,475,991
3.46%, 07/12/49 (Call 01/12/49)(a)	6,429	4,250,209
TotalEnergies Capital SA, 3.88%, 10/11/28	9,341	8,670,301
Valero Energy Corp.
3.65%, 12/01/51 (Call 06/01/51)	5,842	3,546,943
6.63%, 06/15/37(a)	18,646	18,282,578
7.50%, 04/15/32(a)	11,397	12,079,807

		1,092,910,354

Oil & Gas Services — 0.3%
Baker Hughes Holdings LLC, 5.13%, 09/15/40(a)	16,444	14,316,472
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor Inc.
3.34%, 12/15/27 (Call 09/15/27)(a)	10,725	9,768,289
4.08%, 12/15/47 (Call 06/15/47)	4,165	2,963,341
Halliburton Co.
2.92%, 03/01/30 (Call 12/01/29)(a)	7,328	6,155,537
4.75%, 08/01/43 (Call 02/01/43)(a)	11,893	9,449,796
4.85%, 11/15/35 (Call 05/15/35)	4,404	3,876,796
5.00%, 11/15/45 (Call 05/15/45)	10,197	8,382,828
6.70%, 09/15/38	13,030	13,448,142

Security	Par (000)	Value

Oil & Gas Services (continued)
7.45%, 09/15/39(a)	$13,538	$14,705,138
Schlumberger Investment SA, 2.65%, 06/26/30 (Call 03/26/30)(a)	8,962	7,417,037

		90,483,376

Packaging & Containers — 0.0%
Amcor Flexibles North America Inc., 2.69%, 05/25/31 (Call 02/25/31)	5,828	4,499,769
WRKCo Inc., 4.90%, 03/15/29 (Call 12/15/28)(a)	10,163	9,610,864

		14,110,633

Pharmaceuticals — 7.4%
AbbVie Inc.
2.95%, 11/21/26 (Call 09/21/26)(a)	9,936	9,202,131
3.20%, 11/21/29 (Call 08/21/29)	48,382	42,171,803
4.05%, 11/21/39 (Call 05/21/39)(a)	39,163	30,619,921
4.25%, 11/14/28 (Call 08/14/28)(a)	14,309	13,467,244
4.25%, 11/21/49 (Call 05/21/49)	55,346	41,534,627
4.30%, 05/14/36 (Call 11/14/35)	1,352	1,153,199
4.40%, 11/06/42	27,103	21,537,486
4.45%, 05/14/46 (Call 11/14/45)	21,816	16,998,242
4.50%, 05/14/35 (Call 11/14/34)	17,650	15,434,399
4.55%, 03/15/35 (Call 09/15/34)(a)	10,681	9,396,479
4.70%, 05/14/45 (Call 11/14/44)	27,840	22,633,475
4.75%, 03/15/45 (Call 09/15/44)	9,769	8,015,494
4.85%, 06/15/44 (Call 12/15/43)	12,541	10,498,599
4.88%, 11/14/48 (Call 05/14/48)	19,269	15,939,402
Astrazeneca Finance LLC
1.75%, 05/28/28 (Call 03/28/28)	10,301	8,765,226
2.25%, 05/28/31 (Call 02/28/31)	6,624	5,217,253
4.88%, 03/03/28 (Call 02/03/28)	9,266	9,047,873
AstraZeneca PLC
1.38%, 08/06/30 (Call 05/06/30)	11,464	8,745,322
3.00%, 05/28/51 (Call 11/28/50)	1,400	862,846
3.13%, 06/12/27 (Call 03/12/27)(a)	5,590	5,170,773
4.00%, 01/17/29 (Call 10/17/28)	8,255	7,684,191
4.00%, 09/18/42(a)	15,436	11,918,389
4.38%, 11/16/45(a)	1,100	874,650
4.38%, 08/17/48 (Call 02/17/48)	2,203	1,743,636
6.45%, 09/15/37(a)	31,764	33,075,875
Becton Dickinson and Co.
1.96%, 02/11/31 (Call 11/11/30)(a)	15,373	11,698,996
2.82%, 05/20/30 (Call 02/20/30)(a)	10,241	8,435,901
3.70%, 06/06/27 (Call 03/06/27)(a)	24,061	22,401,149
4.67%, 06/06/47 (Call 12/06/46)	12,095	9,475,736
4.69%, 02/13/28 (Call 01/13/28)	11,611	11,115,110
4.69%, 12/15/44 (Call 06/15/44)	5,884	4,678,468
Bristol-Myers Squibb Co.
1.13%, 11/13/27 (Call 09/13/27)(a)	6,302	5,355,014
1.45%, 11/13/30 (Call 08/13/30)	9,933	7,492,785
2.35%, 11/13/40 (Call 05/13/40)	8,406	5,058,071
2.55%, 11/13/50 (Call 05/13/50)(a)	14,321	7,618,990
2.95%, 03/15/32 (Call 12/15/31)(a)	15,093	12,262,379
3.40%, 07/26/29 (Call 04/26/29)	19,134	17,172,908
3.55%, 03/15/42 (Call 09/15/41)(a)	12,082	8,568,745
3.70%, 03/15/52 (Call 09/15/51)(a)	19,292	12,963,392
3.90%, 02/20/28 (Call 11/20/27)	11,534	10,848,945
3.90%, 03/15/62 (Call 09/15/61)(a)	8,367	5,483,902
4.13%, 06/15/39 (Call 12/15/38)	18,971	15,072,651
4.25%, 10/26/49 (Call 04/26/49)	34,450	25,636,767
4.35%, 11/15/47 (Call 05/15/47)(a)	12,771	9,716,672

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
4.55%, 02/20/48 (Call 08/20/47)	$11,700	$9,211,394
5.75%, 02/01/31 (Call 12/01/30)	8,700	8,694,913
5.90%, 11/15/33 (Call 08/15/33)	6,395	6,380,958
6.25%, 11/15/53 (Call 05/15/53)	5,410	5,381,174
6.40%, 11/15/63 (Call 05/15/63)	5,460	5,654,920
Cardinal Health Inc., 3.41%, 06/15/27 (Call 03/15/27)(a)	5,242	4,804,030
Cencora Inc.
2.70%, 03/15/31 (Call 12/15/30)(a)	10,689	8,464,114
3.45%, 12/15/27 (Call 09/15/27)(a)	3,713	3,420,605
Cigna Group (The)
2.38%, 03/15/31 (Call 12/15/30)	16,396	12,782,122
2.40%, 03/15/30 (Call 12/15/29)	13,971	11,275,924
3.20%, 03/15/40 (Call 09/15/39)	6,148	4,158,270
3.40%, 03/01/27 (Call 12/01/26)(a)	8,409	7,796,141
3.40%, 03/15/50 (Call 09/15/49)(a)	11,543	7,128,780
3.40%, 03/15/51 (Call 09/15/50)	14,350	8,834,358
3.88%, 10/15/47 (Call 04/15/47)	8,735	5,953,420
4.38%, 10/15/28 (Call 07/15/28)	38,451	35,924,346
4.80%, 08/15/38 (Call 02/15/38)(a)	16,625	14,091,549
4.80%, 07/15/46 (Call 01/16/46)	10,686	8,470,266
4.90%, 12/15/48 (Call 06/15/48)	25,114	20,094,892
5.40%, 03/15/33 (Call 12/15/32)	8,344	7,884,060
CVS Health Corp.
1.30%, 08/21/27 (Call 06/21/27)	16,863	14,227,116
1.75%, 08/21/30 (Call 05/21/30)(a)	9,986	7,548,924
1.88%, 02/28/31 (Call 11/28/30)(a)	12,043	8,963,800
2.13%, 09/15/31 (Call 06/15/31)(a)	12,863	9,584,136
2.70%, 08/21/40 (Call 02/21/40)(a)	12,807	7,762,248
3.25%, 08/15/29 (Call 05/15/29)	14,866	12,836,049
3.63%, 04/01/27 (Call 02/01/27)(a)	5,153	4,785,790
3.75%, 04/01/30 (Call 01/01/30)	12,619	10,965,414
4.13%, 04/01/40 (Call 10/01/39)	11,000	8,157,249
4.25%, 04/01/50 (Call 10/01/49)	8,008	5,550,301
4.30%, 03/25/28 (Call 12/25/27)	43,404	40,669,196
4.78%, 03/25/38 (Call 09/25/37)	39,483	32,641,117
5.00%, 01/30/29 (Call 12/30/28)	8,266	7,917,177
5.05%, 03/25/48 (Call 09/25/47)(a)	73,594	57,792,824
5.13%, 02/21/30 (Call 12/21/29)	11,598	10,987,520
5.13%, 07/20/45 (Call 01/20/45)	33,215	26,533,859
5.25%, 01/30/31 (Call 11/30/30)(a)	7,268	6,838,328
5.25%, 02/21/33 (Call 11/21/32)(a)	16,205	14,953,120
5.30%, 06/01/33 (Call 03/01/33)(a)	12,669	11,702,305
5.30%, 12/05/43 (Call 06/05/43)	8,640	7,173,456
5.63%, 02/21/53 (Call 08/21/52)	13,327	11,283,660
5.88%, 06/01/53 (Call 12/01/52)(a)	12,844	11,223,464
6.00%, 06/01/63 (Call 12/01/62)	6,092	5,265,863
Eli Lilly & Co.
2.25%, 05/15/50 (Call 11/15/49)(a)	6,278	3,286,976
2.50%, 09/15/60 (Call 03/15/60)	6,475	3,249,008
3.38%, 03/15/29 (Call 12/15/28)	12,772	11,617,549
3.95%, 03/15/49 (Call 09/15/48)	5,476	4,137,230
4.70%, 02/27/33 (Call 11/27/32)	12,692	11,912,365
4.88%, 02/27/53 (Call 08/27/52)(a)	9,875	8,573,973
4.95%, 02/27/63 (Call 08/27/62)	10,240	8,714,803
GlaxoSmithKline Capital Inc.
3.88%, 05/15/28(a)	12,142	11,378,579
6.38%, 05/15/38	32,027	33,313,803
GlaxoSmithKline Capital PLC, 3.38%, 06/01/29 (Call 03/01/29)(a)	5,464	4,921,236

Security	Par (000)	Value

Pharmaceuticals (continued)
Johnson & Johnson
0.95%, 09/01/27 (Call 07/01/27)	$19,503	$16,696,963
1.30%, 09/01/30 (Call 06/01/30)(a)	18,931	14,620,105
2.10%, 09/01/40 (Call 03/01/40)(a)	6,136	3,728,763
2.25%, 09/01/50 (Call 03/01/50)(a)	5,163	2,772,087
2.45%, 09/01/60 (Call 03/01/60)(a)	9,826	5,040,520
2.90%, 01/15/28 (Call 10/15/27)(a)	14,818	13,562,335
2.95%, 03/03/27 (Call 12/03/26)	9,651	8,996,578
3.40%, 01/15/38 (Call 07/15/37)	5,037	3,906,974
3.50%, 01/15/48 (Call 07/15/47)(a)	6,157	4,363,578
3.55%, 03/01/36 (Call 09/01/35)	8,397	6,873,913
3.63%, 03/03/37 (Call 09/03/36)	11,803	9,581,503
3.70%, 03/01/46 (Call 09/01/45)	17,434	12,867,097
3.75%, 03/03/47 (Call 09/03/46)(a)	6,453	4,774,090
4.38%, 12/05/33 (Call 06/05/33)	5,152	4,796,158
5.95%, 08/15/37	10,995	11,215,574
Merck & Co. Inc.
1.45%, 06/24/30 (Call 03/24/30)	10,770	8,268,088
1.70%, 06/10/27 (Call 05/10/27)	9,629	8,487,913
1.90%, 12/10/28 (Call 10/10/28)(a)	8,945	7,568,037
2.15%, 12/10/31 (Call 09/10/31)(a)	16,501	12,726,124
2.35%, 06/24/40 (Call 12/24/39)	10,910	6,776,222
2.45%, 06/24/50 (Call 12/24/49)(a)	13,079	6,996,603
2.75%, 12/10/51 (Call 06/10/51)	18,859	10,659,150
2.90%, 12/10/61 (Call 06/10/61)(a)	12,653	6,751,467
3.40%, 03/07/29 (Call 12/07/28)	15,059	13,606,409
3.70%, 02/10/45 (Call 08/10/44)	20,627	14,763,825
3.90%, 03/07/39 (Call 09/07/38)(a)	11,054	8,781,953
4.00%, 03/07/49 (Call 09/07/48)	15,308	11,325,091
4.15%, 05/18/43	13,625	10,711,170
4.30%, 05/17/30 (Call 03/17/30)(a)	6,199	5,753,867
4.50%, 05/17/33 (Call 02/17/33)	13,812	12,550,586
4.90%, 05/17/44 (Call 11/17/43)	8,860	7,657,795
5.00%, 05/17/53 (Call 11/17/52)(a)	15,291	13,092,962
5.15%, 05/17/63 (Call 11/17/62)(a)	8,337	7,106,328
Mylan Inc.
4.55%, 04/15/28 (Call 01/15/28)(a)	11,182	10,173,668
5.20%, 04/15/48 (Call 10/15/47)	5,205	3,585,851
Novartis Capital Corp.
2.00%, 02/14/27 (Call 12/14/26)	9,011	8,108,761
2.20%, 08/14/30 (Call 05/14/30)(a)	16,269	13,232,759
2.75%, 08/14/50 (Call 02/14/50)(a)	5,761	3,416,311
3.10%, 05/17/27 (Call 02/17/27)	15,576	14,471,286
4.00%, 11/20/45 (Call 05/20/45)	5,044	3,853,295
4.40%, 05/06/44	12,070	9,823,762
Pfizer Inc.
1.70%, 05/28/30 (Call 02/28/30)(a)	12,378	9,746,797
1.75%, 08/18/31 (Call 05/18/31)	6,473	4,883,763
2.55%, 05/28/40 (Call 11/28/39)	13,121	8,340,570
2.63%, 04/01/30 (Call 01/01/30)(a)	13,769	11,515,406
2.70%, 05/28/50 (Call 11/28/49)(a)	14,894	8,604,270
3.00%, 12/15/26(a)	6,272	5,846,542
3.45%, 03/15/29 (Call 12/15/28)(a)	17,651	16,039,919
3.60%, 09/15/28 (Call 06/15/28)(a)	9,677	8,943,337
3.90%, 03/15/39 (Call 09/15/38)(a)	9,871	7,725,337
4.00%, 12/15/36	1,937	1,608,936
4.00%, 03/15/49 (Call 09/15/48)	14,352	10,633,951
4.13%, 12/15/46	12,755	9,756,973
4.20%, 09/15/48 (Call 03/15/48)(a)	12,532	9,608,352
4.30%, 06/15/43	7,629	6,066,101
4.40%, 05/15/44(a)	13,270	10,739,554

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
7.20%, 03/15/39	$20,919	$23,029,625
Pfizer Investment Enterprises Pte Ltd.
4.45%, 05/19/28 (Call 04/19/28)	36,223	34,637,929
4.65%, 05/19/30 (Call 03/19/30)	6,638	6,243,640
4.75%, 05/19/33 (Call 02/19/33)	46,385	42,602,595
5.11%, 05/19/43 (Call 11/19/42)(a)	23,904	20,993,717
5.30%, 05/19/53 (Call 11/19/52)	69,581	60,932,840
5.34%, 05/19/63 (Call 11/19/62)	26,474	22,663,703
Takeda Pharmaceutical Co. Ltd.
2.05%, 03/31/30 (Call 12/31/29)	28,013	22,136,833
3.03%, 07/09/40 (Call 01/09/40)(a)	8,181	5,385,949
3.18%, 07/09/50 (Call 01/09/50)	18,938	11,221,943
3.38%, 07/09/60 (Call 01/09/60)	7,587	4,339,614
5.00%, 11/26/28 (Call 08/26/28)	17,090	16,503,705
Utah Acquisition Sub Inc., 5.25%, 06/15/46 (Call 12/15/45)(a)	7,720	5,415,252
Viatris Inc.
2.30%, 06/22/27 (Call 04/22/27)	10,374	8,898,688
2.70%, 06/22/30 (Call 03/22/30)(a)	11,797	9,059,654
3.85%, 06/22/40 (Call 12/22/39)	13,895	8,657,207
4.00%, 06/22/50 (Call 12/22/49)(a)	18,546	10,642,023
Wyeth LLC
5.95%, 04/01/37	20,869	20,570,728
6.50%, 02/01/34	9,886	10,253,811
Zoetis Inc.
2.00%, 05/15/30 (Call 02/15/30)	5,373	4,234,184
3.00%, 09/12/27 (Call 06/12/27)(a)	1,986	1,805,115
4.70%, 02/01/43 (Call 08/01/42)	9,337	7,668,047
5.60%, 11/16/32 (Call 08/16/32)	7,530	7,313,575

		2,054,955,496

Pipelines — 3.7%
Cheniere Corpus Christi Holdings LLC
3.70%, 11/15/29 (Call 05/18/29)(a)	12,051	10,502,802
5.13%, 06/30/27 (Call 01/01/27)	15,428	14,891,649
Cheniere Energy Inc., 4.63%, 10/15/28 (Call 11/13/23)	15,138	13,834,921
Cheniere Energy Partners LP
3.25%, 01/31/32 (Call 01/31/27)(a)	11,867	9,209,264
4.00%, 03/01/31 (Call 03/01/26)	11,812	9,878,376
4.50%, 10/01/29 (Call 10/01/24)(a)	14,481	12,965,708
5.95%, 06/30/33 (Call 12/30/32)(c)	13,740	12,812,550
Enbridge Inc.
2.50%, 08/01/33 (Call 05/01/33)(a)	6,886	4,963,195
3.13%, 11/15/29 (Call 08/15/29)	6,274	5,317,344
3.40%, 08/01/51 (Call 02/01/51)(a)	1,364	805,243
4.25%, 12/01/26 (Call 09/01/26)(a)	2,628	2,496,543
5.50%, 12/01/46 (Call 06/01/46)	1,885	1,568,535
5.70%, 03/08/33 (Call 12/08/32)(a)	20,084	18,763,276
Energy Transfer LP
3.75%, 05/15/30 (Call 02/15/30)	12,324	10,531,715
4.00%, 10/01/27 (Call 07/01/27)	6,505	5,990,180
4.95%, 05/15/28 (Call 02/15/28)	6,165	5,832,822
4.95%, 06/15/28 (Call 03/15/28)	9,691	9,159,970
5.00%, 05/15/50 (Call 11/15/49)(a)	19,428	14,566,708
5.15%, 03/15/45 (Call 09/15/44)(a)	9,270	7,163,558
5.25%, 04/15/29 (Call 01/15/29)	13,718	13,020,438
5.30%, 04/15/47 (Call 10/15/46)	9,500	7,367,326
5.35%, 05/15/45 (Call 11/15/44)	8,064	6,338,249
5.40%, 10/01/47 (Call 04/01/47)	14,219	11,178,770
5.50%, 06/01/27 (Call 03/01/27)	8,295	8,088,220
5.55%, 02/15/28 (Call 01/15/28)	8,844	8,584,086

Security	Par (000)	Value

Pipelines (continued)
5.75%, 02/15/33 (Call 11/15/32)(a)	$10,658	$9,973,497
6.00%, 06/15/48 (Call 12/15/47)	9,534	8,100,722
6.13%, 12/15/45 (Call 06/15/45)	10,121	8,742,364
6.25%, 04/15/49 (Call 10/15/48)(a)	15,835	13,938,555
6.40%, 12/01/30 (Call 10/01/30)	4,316	4,265,374
6.50%, 02/01/42 (Call 08/01/41)(a)	10,504	9,663,832
6.55%, 12/01/33 (Call 09/01/33)	3,013	2,968,991
Enterprise Products Operating LLC
2.80%, 01/31/30 (Call 10/31/29)	10,059	8,402,412
3.13%, 07/31/29 (Call 04/30/29)	9,641	8,371,681
3.20%, 02/15/52 (Call 08/15/51)	11,359	6,852,659
3.30%, 02/15/53 (Call 08/15/52)(a)	10,623	6,495,209
3.70%, 01/31/51 (Call 07/31/50)(a)	10,967	7,334,543
3.95%, 01/31/60 (Call 07/31/59)(a)	9,875	6,566,664
4.15%, 10/16/28 (Call 07/16/28)(a)	9,939	9,236,240
4.20%, 01/31/50 (Call 07/31/49)	12,392	9,026,365
4.25%, 02/15/48 (Call 08/15/47)	12,307	9,201,679
4.45%, 02/15/43 (Call 08/15/42)	9,947	7,826,303
4.80%, 02/01/49 (Call 08/01/48)	11,573	9,324,222
4.85%, 08/15/42 (Call 02/15/42)	6,652	5,569,964
4.85%, 03/15/44 (Call 09/15/43)(a)	12,224	10,107,918
4.90%, 05/15/46 (Call 11/15/45)	10,135	8,339,407
5.10%, 02/15/45 (Call 08/15/44)(a)	12,150	10,318,299
5.35%, 01/31/33 (Call 10/31/32)	7,976	7,598,736
5.95%, 02/01/41	8,948	8,485,472
Kinder Morgan Energy Partners LP
5.50%, 03/01/44 (Call 09/01/43)	6,477	5,273,748
6.95%, 01/15/38(a)	17,617	17,543,639
Kinder Morgan Inc.
2.00%, 02/15/31 (Call 11/15/30)(a)	3,651	2,724,461
3.60%, 02/15/51 (Call 08/15/50)	11,088	6,674,785
4.30%, 03/01/28 (Call 12/01/27)	11,454	10,651,265
4.80%, 02/01/33 (Call 11/01/32)	3,943	3,448,286
5.05%, 02/15/46 (Call 08/15/45)	7,991	6,095,295
5.20%, 06/01/33 (Call 03/01/33)(a)	10,505	9,458,285
5.20%, 03/01/48 (Call 09/01/47)(a)	7,231	5,608,392
5.30%, 12/01/34 (Call 06/01/34)	2,888	2,550,164
5.45%, 08/01/52 (Call 02/01/52)(a)	6,984	5,627,531
5.55%, 06/01/45 (Call 12/01/44)	15,673	12,905,692
7.75%, 01/15/32	15,193	16,121,932
Magellan Midstream Partners LP, 3.95%, 03/01/50 (Call 09/01/49)(a)	4,962	3,133,772
MPLX LP
2.65%, 08/15/30 (Call 05/15/30)	12,924	10,215,436
4.00%, 03/15/28 (Call 12/15/27)	15,480	14,182,932
4.13%, 03/01/27 (Call 12/01/26)	13,571	12,751,834
4.50%, 04/15/38 (Call 10/15/37)	11,077	8,621,396
4.70%, 04/15/48 (Call 10/15/47)	13,992	10,111,033
4.80%, 02/15/29 (Call 11/15/28)(a)	5,945	5,562,256
4.95%, 09/01/32 (Call 06/01/32)	8,187	7,267,981
4.95%, 03/14/52 (Call 09/14/51)	13,371	9,890,693
5.00%, 03/01/33 (Call 12/01/32)	9,549	8,452,598
5.20%, 03/01/47 (Call 09/01/46)(a)	9,469	7,308,616
5.50%, 02/15/49 (Call 08/15/48)	13,405	10,797,470
ONEOK Inc.
3.10%, 03/15/30 (Call 12/15/29)	4,889	4,033,040
3.40%, 09/01/29 (Call 06/01/29)	4,603	3,948,979
4.55%, 07/15/28 (Call 04/15/28)(a)	2,015	1,879,438
5.20%, 07/15/48 (Call 01/15/48)(a)	5,628	4,340,807
5.65%, 11/01/28 (Call 10/01/28)(a)	10,101	9,856,320
6.05%, 09/01/33 (Call 06/01/33)(a)	13,665	13,099,911

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
6.10%, 11/15/32 (Call 08/15/32)	$4,080	$3,934,186
6.63%, 09/01/53 (Call 03/01/53)	16,991	15,873,572
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/29 (Call 09/15/29)	7,540	6,404,781
3.80%, 09/15/30 (Call 06/15/30)	6,578	5,540,000
4.50%, 12/15/26 (Call 09/15/26)(a)	3,592	3,423,068
Sabine Pass Liquefaction LLC
4.20%, 03/15/28 (Call 09/15/27)	14,831	13,653,390
4.50%, 05/15/30 (Call 11/15/29)(a)	17,528	15,702,227
5.00%, 03/15/27 (Call 09/15/26)	12,707	12,233,535
Targa Resources Corp.
4.00%, 01/15/32 (Call 07/15/26)	11,649	9,562,746
4.20%, 02/01/33 (Call 11/01/32)	9,935	8,254,724
4.88%, 02/01/31 (Call 02/01/26)	10,830	9,555,095
4.95%, 04/15/52 (Call 10/15/51)	8,557	6,269,251
5.20%, 07/01/27 (Call 06/01/27)	10,241	9,911,618
5.50%, 03/01/30 (Call 03/01/25)	8,726	8,047,344
6.13%, 03/15/33 (Call 12/15/32)(a)	10,431	10,000,856
6.50%, 07/15/27 (Call 12/01/23)(a)	9,373	9,264,273
6.50%, 02/15/53 (Call 08/15/52)(a)	7,920	7,259,802
TransCanada PipeLines Ltd.
2.50%, 10/12/31 (Call 07/12/31)(a)	5,504	4,150,390
4.10%, 04/15/30 (Call 01/15/30)	9,130	8,006,528
4.25%, 05/15/28 (Call 02/15/28)(a)	18,775	17,351,373
4.63%, 03/01/34 (Call 12/01/33)(a)	4,564	3,857,404
4.88%, 05/15/48 (Call 11/15/47)(a)	5,045	3,821,526
5.10%, 03/15/49 (Call 09/15/48)(a)	4,913	3,839,258
6.10%, 06/01/40	13,091	12,030,670
6.20%, 10/15/37(a)	17,919	16,725,215
7.63%, 01/15/39(a)	15,707	16,608,568
Western Midstream Operating LP
4.05%, 02/01/30 (Call 11/01/29)(a)	16,937	14,638,348
5.25%, 02/01/50 (Call 08/01/49)	8,380	6,155,924
6.15%, 04/01/33 (Call 01/01/33)(a)	10,441	9,842,954
Williams Companies Inc. (The)
2.60%, 03/15/31 (Call 12/15/30)	13,866	10,802,001
3.50%, 11/15/30 (Call 08/15/30)	9,131	7,695,358
3.75%, 06/15/27 (Call 03/15/27)(a)	19,445	17,970,235
4.65%, 08/15/32 (Call 05/15/32)(a)	9,175	8,090,065
4.85%, 03/01/48 (Call 09/01/47)	5,808	4,449,755
5.10%, 09/15/45 (Call 03/15/45)(a)	6,594	5,293,577
5.30%, 08/15/28 (Call 07/15/28)	6,323	6,097,249
5.30%, 08/15/52 (Call 02/15/52)(a)	4,064	3,304,013
5.65%, 03/15/33 (Call 12/15/32)(a)	6,241	5,891,230
6.30%, 04/15/40	15,988	15,022,018

		1,029,214,670

Real Estate — 0.0%
CBRE Services Inc., 5.95%, 08/15/34 (Call 05/15/34)	8,585	7,771,512

Real Estate Investment Trusts — 2.1%
Alexandria Real Estate Equities Inc.
1.88%, 02/01/33 (Call 11/01/32)(a)	5,184	3,534,238
2.00%, 05/18/32 (Call 02/18/32)	16,774	11,791,166
2.95%, 03/15/34 (Call 12/15/33)	15,706	11,455,730
3.00%, 05/18/51 (Call 11/18/50)(a)	4,689	2,490,557
3.38%, 08/15/31 (Call 05/15/31)	3,141	2,543,780
3.55%, 03/15/52 (Call 09/15/51)	11,259	6,714,658
American Tower Corp.
1.88%, 10/15/30 (Call 07/15/30)	6,812	5,039,681

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
2.10%, 06/15/30 (Call 03/15/30)	$8,434	$6,428,526
2.75%, 01/15/27 (Call 11/15/26)	4,410	3,951,494
2.90%, 01/15/30 (Call 10/15/29)	6,744	5,498,335
2.95%, 01/15/51 (Call 07/15/50)(a)	6,402	3,417,763
3.10%, 06/15/50 (Call 12/15/49)	5,427	2,990,469
3.55%, 07/15/27 (Call 04/15/27)(a)	12,766	11,615,317
3.80%, 08/15/29 (Call 05/15/29)	18,942	16,578,826
5.55%, 07/15/33 (Call 04/15/33)	9,063	8,366,719
5.65%, 03/15/33 (Call 12/15/32)(a)	12,304	11,440,850
5.80%, 11/15/28 (Call 10/15/28)	13,139	12,838,242
5.90%, 11/15/33 (Call 08/15/33)	12,031	11,396,627
Boston Properties LP
2.45%, 10/01/33 (Call 07/01/33)(a)	12,342	8,030,236
2.55%, 04/01/32 (Call 01/01/32)	12,413	8,594,404
3.25%, 01/30/31 (Call 10/30/30)	6,850	5,196,912
3.40%, 06/21/29 (Call 03/21/29)	11,839	9,591,476
4.50%, 12/01/28 (Call 09/01/28)	12,532	11,029,249
6.50%, 01/15/34 (Call 10/15/33)(a)	7,574	6,918,763
6.75%, 12/01/27 (Call 11/01/27)(a)	9,030	8,892,381
Brixmor Operating Partnership LP
4.05%, 07/01/30 (Call 04/01/30)(a)	8,398	7,162,012
4.13%, 05/15/29 (Call 02/15/29)	6,359	5,568,942
Crown Castle Inc.
2.90%, 04/01/41 (Call 10/01/40)(a)	11,124	6,716,049
3.25%, 01/15/51 (Call 07/15/50)(a)	5,765	3,260,628
5.00%, 01/11/28 (Call 12/11/27)	18,355	17,423,475
5.10%, 05/01/33 (Call 02/01/33)	6,108	5,429,859
Crown Castle International Corp.
2.10%, 04/01/31 (Call 01/01/31)(a)	8,930	6,622,881
2.25%, 01/15/31 (Call 10/15/30)(a)	10,991	8,293,096
2.50%, 07/15/31 (Call 04/15/31)	6,761	5,110,075
2.90%, 03/15/27 (Call 02/15/27)	13,164	11,806,494
3.30%, 07/01/30 (Call 04/01/30)	8,413	6,918,684
3.65%, 09/01/27 (Call 06/01/27)	12,776	11,610,954
3.80%, 02/15/28 (Call 11/15/27)	16,979	15,311,557
Digital Realty Trust LP
3.60%, 07/01/29 (Call 04/01/29)(a)	9,056	7,854,106
3.70%, 08/15/27 (Call 05/15/27)	7,224	6,601,834
5.55%, 01/15/28 (Call 12/15/27)	9,349	9,067,230
Equinix Inc.
2.15%, 07/15/30 (Call 04/15/30)	6,709	5,149,862
2.50%, 05/15/31 (Call 02/15/31)	16,066	12,258,229
3.20%, 11/18/29 (Call 08/18/29)(a)	16,791	14,194,902
3.90%, 04/15/32 (Call 01/15/32)	15,816	13,162,066
ERP Operating LP, 4.50%, 07/01/44 (Call 01/01/44)(a)	6,064	4,558,791
GLP Capital LP/GLP Financing II Inc.
3.25%, 01/15/32 (Call 10/15/31)(a)	3,145	2,375,242
5.30%, 01/15/29 (Call 10/15/28)	9,838	8,973,926
Healthcare Realty Holdings LP, 2.00%, 03/15/31 (Call 12/15/30)(a)	8,907	6,491,012
Healthpeak Properties Inc., 3.00%, 01/15/30 (Call 10/15/29)	7,714	6,348,526
Healthpeak Properties Interim Inc., 5.25%, 12/15/32 (Call 09/15/32)(a)	8,140	7,372,025
Prologis LP
1.25%, 10/15/30 (Call 07/15/30)(a)	15,054	11,001,007
2.25%, 04/15/30 (Call 01/15/30)	9,969	7,962,350
4.75%, 06/15/33 (Call 03/15/33)(a)	3,434	3,073,537
4.88%, 06/15/28 (Call 05/15/28)	6,919	6,644,008
5.13%, 01/15/34 (Call 10/15/33)	5,579	5,111,509

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
5.25%, 06/15/53 (Call 12/15/52)(a)	$8,191	$6,888,499
Realty Income Corp.
3.25%, 01/15/31 (Call 10/15/30)	9,572	7,857,999
5.63%, 10/13/32 (Call 07/13/32)(a)	7,015	6,628,928
Simon Property Group LP
1.75%, 02/01/28 (Call 11/01/27)(a)	8,703	7,302,880
2.45%, 09/13/29 (Call 06/13/29)(a)	15,093	12,327,922
2.65%, 07/15/30 (Call 04/15/30)	7,559	6,100,677
3.25%, 11/30/26 (Call 08/30/26)	2,457	2,272,151
3.25%, 09/13/49 (Call 03/13/49)(a)	10,981	6,353,848
3.38%, 06/15/27 (Call 03/15/27)	5,912	5,406,220
3.38%, 12/01/27 (Call 09/01/27)(a)	7,738	7,002,522
3.80%, 07/15/50 (Call 01/15/50)(a)	5,879	3,733,884
Ventas Realty LP, 4.40%, 01/15/29 (Call 10/15/28)	7,184	6,571,324
VICI Properties LP
4.75%, 02/15/28 (Call 01/15/28)	13,224	12,187,639
4.95%, 02/15/30 (Call 12/15/29)(a)	14,205	12,640,872
5.13%, 05/15/32 (Call 02/15/32)(a)	12,166	10,495,945
5.63%, 05/15/52 (Call 11/15/51)	5,042	3,916,770
Welltower OP LLC
2.80%, 06/01/31 (Call 03/01/31)	8,208	6,425,164
3.10%, 01/15/30 (Call 10/15/29)	7,426	6,170,577
4.25%, 04/15/28 (Call 01/15/28)(a)	6,154	5,679,321
Weyerhaeuser Co.
4.00%, 11/15/29 (Call 08/15/29)	7,221	6,401,871
4.00%, 04/15/30 (Call 01/15/30)	8,282	7,232,139

		595,378,419

Retail — 3.2%
AutoZone Inc.
4.00%, 04/15/30 (Call 01/15/30)(a)	8,961	7,893,587
4.75%, 08/01/32 (Call 05/01/32)(a)	6,234	5,532,814
Costco Wholesale Corp.
1.38%, 06/20/27 (Call 04/20/27)	8,893	7,741,878
1.60%, 04/20/30 (Call 01/20/30)(a)	18,144	14,344,683
1.75%, 04/20/32 (Call 01/20/32)(a)	1,984	1,484,389
3.00%, 05/18/27 (Call 02/18/27)(a)	6,246	5,786,968
Dollar General Corp.
3.50%, 04/03/30 (Call 01/03/30)	11,788	9,958,150
5.45%, 07/05/33 (Call 04/05/33)(a)	5,894	5,380,045
Dollar Tree Inc.
2.65%, 12/01/31 (Call 09/01/31)	2,494	1,891,452
4.20%, 05/15/28 (Call 02/15/28)	8,871	8,169,071
Home Depot Inc. (The)
1.38%, 03/15/31 (Call 12/15/30)(a)	9,904	7,320,082
1.50%, 09/15/28 (Call 07/15/28)(a)	8,406	6,991,748
1.88%, 09/15/31 (Call 06/15/31)(a)	8,998	6,800,921
2.38%, 03/15/51 (Call 09/15/50)	14,528	7,432,808
2.50%, 04/15/27 (Call 02/15/27)	4,048	3,674,152
2.70%, 04/15/30 (Call 01/15/30)(a)	14,002	11,725,112
2.75%, 09/15/51 (Call 03/15/51)(a)	11,847	6,613,896
2.80%, 09/14/27 (Call 06/14/27)	6,850	6,232,704
2.88%, 04/15/27 (Call 03/15/27)(a)	4,340	3,988,348
2.95%, 06/15/29 (Call 03/15/29)(a)	14,364	12,601,016
3.13%, 12/15/49 (Call 06/15/49)(a)	13,603	8,275,528
3.25%, 04/15/32 (Call 01/15/32)(a)	10,362	8,634,053
3.30%, 04/15/40 (Call 10/15/39)	13,658	9,670,062
3.35%, 04/15/50 (Call 10/15/49)	14,659	9,328,417
3.50%, 09/15/56 (Call 03/15/56)(a)	1,962	1,240,095
3.63%, 04/15/52 (Call 10/15/51)(a)	15,502	10,340,363
3.90%, 12/06/28 (Call 09/06/28)(a)	9,540	8,871,843

Security	Par (000)	Value

Retail (continued)
3.90%, 06/15/47 (Call 12/15/46)(a)	$12,984	$9,282,776
4.20%, 04/01/43 (Call 10/01/42)	8,567	6,642,805
4.25%, 04/01/46 (Call 10/01/45)	14,232	10,828,504
4.40%, 03/15/45 (Call 09/15/44)	11,385	8,929,015
4.50%, 09/15/32 (Call 06/15/32)(a)	10,125	9,292,377
4.50%, 12/06/48 (Call 06/06/48)	15,115	11,920,076
4.88%, 02/15/44 (Call 08/15/43)	10,872	9,145,683
4.95%, 09/15/52 (Call 03/15/52)(a)	10,016	8,435,648
5.88%, 12/16/36(a)	25,587	25,349,998
5.95%, 04/01/41 (Call 10/01/40)	11,536	11,178,303
Lowe’s Companies Inc.
1.30%, 04/15/28 (Call 02/15/28)(a)	8,766	7,246,868
1.70%, 09/15/28 (Call 07/15/28)(a)	9,552	7,902,698
1.70%, 10/15/30 (Call 07/15/30)(a)	10,568	7,944,949
2.63%, 04/01/31 (Call 01/01/31)	8,868	7,006,020
2.80%, 09/15/41 (Call 03/15/41)	13,369	8,127,392
3.00%, 10/15/50 (Call 04/15/50)	18,770	10,318,094
3.10%, 05/03/27 (Call 02/03/27)(a)	13,709	12,567,664
3.35%, 04/01/27 (Call 03/01/27)(a)	7,541	6,985,117
3.65%, 04/05/29 (Call 01/05/29)	14,101	12,650,894
3.70%, 04/15/46 (Call 10/15/45)	15,414	10,141,718
3.75%, 04/01/32 (Call 01/01/32)	14,257	11,960,089
4.05%, 05/03/47 (Call 11/03/46)	16,948	11,695,905
4.25%, 04/01/52 (Call 10/01/51)	16,534	11,460,251
4.45%, 04/01/62 (Call 10/01/61)	7,846	5,358,709
4.50%, 04/15/30 (Call 01/15/30)	11,395	10,439,215
5.00%, 04/15/33 (Call 01/15/33)(a)	7,909	7,207,558
5.15%, 07/01/33 (Call 04/01/33)(a)	10,826	9,912,050
5.63%, 04/15/53 (Call 10/15/52)(a)	15,511	13,367,949
5.80%, 09/15/62 (Call 03/15/62)	5,663	4,798,570
McDonald’s Corp.
2.13%, 03/01/30 (Call 12/01/29)	5,499	4,422,444
2.63%, 09/01/29 (Call 06/01/29)(a)	9,926	8,463,308
3.50%, 03/01/27 (Call 12/01/26)	4,653	4,347,445
3.50%, 07/01/27 (Call 05/01/27)(a)	7,348	6,824,414
3.60%, 07/01/30 (Call 04/01/30)(a)	9,171	8,038,252
3.63%, 09/01/49 (Call 03/01/49)	16,840	11,130,940
3.80%, 04/01/28 (Call 01/01/28)(a)	6,907	6,415,002
4.20%, 04/01/50 (Call 10/01/49)(a)	8,119	5,922,291
4.45%, 03/01/47 (Call 09/01/46)	10,606	8,148,641
4.45%, 09/01/48 (Call 03/01/48)	7,682	5,882,761
4.60%, 09/09/32 (Call 06/09/32)	1,387	1,272,037
4.70%, 12/09/35 (Call 06/09/35)	1,880	1,652,858
4.88%, 12/09/45 (Call 06/09/45)	16,645	13,697,688
5.15%, 09/09/52 (Call 03/09/52)(a)	7,871	6,637,028
5.45%, 08/14/53 (Call 02/14/53)	8,069	7,110,469
6.30%, 10/15/37	12,285	12,348,511
6.30%, 03/01/38	11,572	11,652,894
O’Reilly Automotive Inc.
3.60%, 09/01/27 (Call 06/01/27)(a)	1,763	1,635,084
4.70%, 06/15/32 (Call 03/15/32)(a)	3,936	3,524,741
Starbucks Corp.
2.25%, 03/12/30 (Call 12/12/29)(a)	7,803	6,296,521
2.55%, 11/15/30 (Call 08/15/30)	11,757	9,462,418
3.00%, 02/14/32 (Call 11/14/31)	7,964	6,427,242
3.50%, 11/15/50 (Call 05/15/50)	11,406	7,310,905
3.55%, 08/15/29 (Call 05/15/29)(a)	10,822	9,682,608
4.00%, 11/15/28 (Call 08/15/28)(a)	9,794	9,111,342
4.45%, 08/15/49 (Call 02/15/49)	7,093	5,332,867
4.50%, 11/15/48 (Call 05/15/48)(a)	7,631	5,806,432

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
Target Corp.
1.95%, 01/15/27 (Call 12/15/26)(a)	$2,218	$1,997,046
2.35%, 02/15/30 (Call 11/15/29)(a)	10,347	8,497,571
2.95%, 01/15/52 (Call 07/15/51)(a)	4,907	2,829,856
3.38%, 04/15/29 (Call 01/15/29)(a)	13,216	11,939,978
4.00%, 07/01/42(a)	15,486	12,006,000
4.50%, 09/15/32 (Call 06/15/32)(a)	7,034	6,384,314
4.80%, 01/15/53 (Call 07/15/52)(a)	7,200	5,848,271
Walgreens Boots Alliance Inc.
4.10%, 04/15/50 (Call 10/15/49)(a)	1,689	981,583
4.80%, 11/18/44 (Call 05/18/44)(a)	2,722	1,812,048
Walmart Inc.
1.50%, 09/22/28 (Call 07/22/28)(a)	13,064	10,971,913
1.80%, 09/22/31 (Call 06/22/31)(a)	27,009	20,781,913
2.50%, 09/22/41 (Call 03/22/41)	10,365	6,551,777
2.65%, 09/22/51 (Call 03/22/51)(a)	13,811	7,946,468
3.70%, 06/26/28 (Call 03/26/28)(a)	15,383	14,474,232
3.90%, 04/15/28 (Call 03/15/28)(a)	7,268	6,892,530
3.95%, 09/09/27 (Call 08/09/27)(a)	11,233	10,758,233
4.05%, 06/29/48 (Call 12/29/47)	14,193	10,942,766
4.10%, 04/15/33 (Call 01/15/33)(a)	7,171	6,421,374
4.15%, 09/09/32 (Call 06/09/32)(a)	4,920	4,485,926
4.50%, 09/09/52 (Call 03/09/52)	9,963	8,091,636
4.50%, 04/15/53 (Call 10/15/52)	14,350	11,657,363
5.25%, 09/01/35(a)	19,328	18,873,933
6.20%, 04/15/38	9,623	10,042,042
6.50%, 08/15/37(a)	7,301	7,830,098

		883,597,094

Semiconductors — 3.4%
Analog Devices Inc.
1.70%, 10/01/28 (Call 08/01/28)	17,662	14,786,858
2.10%, 10/01/31 (Call 07/01/31)(a)	10,428	8,038,034
2.80%, 10/01/41 (Call 04/01/41)(a)	3,378	2,149,547
2.95%, 10/01/51 (Call 04/01/51)(a)	7,144	4,188,353
3.50%, 12/05/26 (Call 09/05/26)	1,210	1,142,870
Applied Materials Inc.
1.75%, 06/01/30 (Call 03/01/30)(a)	9,306	7,321,177
2.75%, 06/01/50 (Call 12/01/49)(a)	2,418	1,430,796
3.30%, 04/01/27 (Call 01/01/27)(a)	3,873	3,611,425
4.35%, 04/01/47 (Call 10/01/46)	5,374	4,296,597
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.50%, 01/15/28 (Call 10/15/27)	8,181	7,358,427
3.88%, 01/15/27 (Call 10/15/26)	6,932	6,481,961
Broadcom Inc.
1.95%, 02/15/28 (Call 12/15/27)(a)(c)	9,484	8,011,915
2.45%, 02/15/31 (Call 11/15/30)(a)(c)	26,033	19,988,200
2.60%, 02/15/33 (Call 11/15/32)(c)	16,967	12,319,001
3.14%, 11/15/35 (Call 08/15/35)(c)	30,855	21,781,887
3.19%, 11/15/36 (Call 08/15/36)(c)	26,273	18,180,167
3.42%, 04/15/33 (Call 01/15/33)(c)	20,448	15,914,102
3.47%, 04/15/34 (Call 01/15/34)(c)	30,048	22,886,116
3.50%, 02/15/41 (Call 08/15/40)(c)	27,481	18,277,630
3.75%, 02/15/51 (Call 08/15/50)(a)(c)	14,226	9,061,840
4.00%, 04/15/29 (Call 02/15/29)(c)	8,197	7,322,235
4.11%, 09/15/28 (Call 06/15/28)(a)	8,742	8,028,986
4.15%, 11/15/30 (Call 08/15/30)	17,322	15,066,955
4.15%, 04/15/32 (Call 01/15/32)(c)	12,290	10,406,227
4.30%, 11/15/32 (Call 08/15/32)(a)	18,626	15,839,554
4.75%, 04/15/29 (Call 01/15/29)	17,058	15,865,793
4.93%, 05/15/37 (Call 02/15/37)(c)	22,898	19,065,637

Security	Par (000)	Value

Semiconductors (continued)
Intel Corp.
1.60%, 08/12/28 (Call 06/12/28)	$5,305	$4,432,572
2.00%, 08/12/31 (Call 05/12/31)(a)	10,575	8,127,577
2.45%, 11/15/29 (Call 08/15/29)	15,266	12,824,736
2.80%, 08/12/41 (Call 02/12/41)(a)	7,774	4,851,434
3.05%, 08/12/51 (Call 02/12/51)	12,242	6,994,851
3.10%, 02/15/60 (Call 08/15/59)	9,109	4,897,541
3.15%, 05/11/27 (Call 02/11/27)(a)	4,990	4,601,065
3.20%, 08/12/61 (Call 02/12/61)	6,001	3,284,517
3.25%, 11/15/49 (Call 05/15/49)	19,149	11,548,482
3.73%, 12/08/47 (Call 06/08/47)	17,871	12,027,410
3.75%, 03/25/27 (Call 01/25/27)	4,931	4,653,422
3.75%, 08/05/27 (Call 07/05/27)(a)	7,720	7,241,738
3.90%, 03/25/30 (Call 12/25/29)	13,291	11,943,355
4.00%, 08/05/29 (Call 06/05/29)	9,060	8,347,417
4.00%, 12/15/32(a)	7,516	6,558,843
4.10%, 05/19/46 (Call 11/19/45)	11,044	8,043,150
4.10%, 05/11/47 (Call 11/11/46)	9,864	7,115,292
4.15%, 08/05/32 (Call 05/05/32)(a)	11,235	9,963,074
4.60%, 03/25/40 (Call 09/25/39)(a)	6,117	5,099,887
4.75%, 03/25/50 (Call 09/25/49)	20,940	16,453,243
4.80%, 10/01/41	8,102	6,712,804
4.88%, 02/10/28 (Call 01/10/28)	13,150	12,817,293
4.90%, 07/29/45 (Call 01/29/45)(a)	8,311	7,105,248
4.90%, 08/05/52 (Call 02/05/52)	16,594	13,237,892
4.95%, 03/25/60 (Call 09/25/59)(a)	8,911	7,163,928
5.05%, 08/05/62 (Call 02/05/62)	8,469	6,692,820
5.13%, 02/10/30 (Call 12/10/29)	11,142	10,787,040
5.20%, 02/10/33 (Call 11/10/32)(a)	18,156	17,140,847
5.63%, 02/10/43 (Call 08/10/42)(a)	9,820	8,995,674
5.70%, 02/10/53 (Call 08/10/52)(a)	18,221	16,274,252
5.90%, 02/10/63 (Call 08/10/62)	11,180	10,120,298
KLA Corp.
3.30%, 03/01/50 (Call 08/28/49)(a)	9,203	5,843,678
4.10%, 03/15/29 (Call 12/15/28)(a)	13,799	12,860,346
4.65%, 07/15/32 (Call 04/15/32)(a)	11,190	10,373,938
4.95%, 07/15/52 (Call 01/15/52)	11,126	9,320,114
5.25%, 07/15/62 (Call 01/15/62)(a)	6,991	5,928,335
Lam Research Corp.
1.90%, 06/15/30 (Call 03/15/30)	5,419	4,268,639
2.88%, 06/15/50 (Call 12/15/49)(a)	3,962	2,297,795
4.00%, 03/15/29 (Call 12/15/28)(a)	18,470	17,138,352
4.88%, 03/15/49 (Call 09/15/48)	2,967	2,456,018
Marvell Technology Inc.
2.45%, 04/15/28 (Call 02/15/28)(a)	1,630	1,394,252
2.95%, 04/15/31 (Call 01/15/31)	7,555	5,966,807
Micron Technology Inc.
2.70%, 04/15/32 (Call 01/15/32)	19,010	14,104,819
4.19%, 02/15/27 (Call 12/15/26)(a)	2,095	1,959,855
4.66%, 02/15/30 (Call 11/15/29)(a)	9,908	8,872,178
5.88%, 02/09/33 (Call 11/09/32)	2,903	2,698,885
5.88%, 09/15/33 (Call 06/15/33)	4,905	4,531,796
6.75%, 11/01/29 (Call 09/01/29)	15,112	15,169,918
NVIDIA Corp.
1.55%, 06/15/28 (Call 04/15/28)	13,388	11,323,743
2.00%, 06/15/31 (Call 03/15/31)(a)	14,541	11,358,062
2.85%, 04/01/30 (Call 01/01/30)(a)	16,998	14,527,796
3.50%, 04/01/40 (Call 10/01/39)	3,353	2,514,597
3.50%, 04/01/50 (Call 10/01/49)(a)	13,059	8,951,016
NXP BV/NXP Funding LLC/NXP USA Inc. 2.50%, 05/11/31 (Call 02/11/31)	14,027	10,713,236

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors (continued)
2.65%, 02/15/32 (Call 11/15/31)	$12,603	$9,514,140
3.25%, 05/11/41 (Call 11/11/40)	4,267	2,733,156
3.40%, 05/01/30 (Call 02/01/30)	12,823	10,760,241
4.30%, 06/18/29 (Call 03/18/29)	11,963	10,793,096
5.00%, 01/15/33 (Call 10/15/32)	12,867	11,475,612
Qorvo Inc., 4.38%, 10/15/29 (Call 10/15/24)(a)	9,304	8,107,785
QUALCOMM Inc.
1.30%, 05/20/28 (Call 02/20/28)(a)	4,901	4,090,088
1.65%, 05/20/32 (Call 02/20/32)(a)	13,349	9,746,595
2.15%, 05/20/30 (Call 02/20/30)(a)	12,198	9,877,291
3.25%, 05/20/27 (Call 02/20/27)(a)	15,225	14,164,545
3.25%, 05/20/50 (Call 11/20/49)(a)	9,179	5,881,041
4.30%, 05/20/47 (Call 11/20/46)(a)	15,425	11,777,427
4.50%, 05/20/52 (Call 11/20/51)	11,934	9,185,338
4.65%, 05/20/35 (Call 11/20/34)(a)	2,740	2,497,511
4.80%, 05/20/45 (Call 11/20/44)	15,451	12,982,752
6.00%, 05/20/53 (Call 11/20/52)(a)	12,390	11,914,047
Texas Instruments Inc.
1.75%, 05/04/30 (Call 02/04/30)	9,235	7,352,085
2.25%, 09/04/29 (Call 06/04/29)	13,132	11,045,605
3.88%, 03/15/39 (Call 09/15/38)(a)	2,124	1,689,874
4.15%, 05/15/48 (Call 11/15/47)	12,275	9,285,259
4.90%, 03/14/33 (Call 12/14/32)	13,641	12,835,097
5.05%, 05/18/63 (Call 11/18/62)	11,094	9,250,377

		956,413,129

Software — 3.3%
Activision Blizzard Inc., 2.50%, 09/15/50 (Call 03/15/50)	4,483	2,513,587
Adobe Inc.
2.15%, 02/01/27 (Call 12/01/26)	1,709	1,545,241
2.30%, 02/01/30 (Call 11/01/29)	13,591	11,278,915
Autodesk Inc., 2.40%, 12/15/31 (Call 09/15/31)	9,449	7,266,017
Broadridge Financial Solutions Inc.
2.60%, 05/01/31 (Call 02/01/31)	8,941	6,938,820
2.90%, 12/01/29 (Call 09/01/29)	9,247	7,695,936
Fidelity National Information Services Inc.
1.65%, 03/01/28 (Call 01/01/28)(a)	2,834	2,372,886
2.25%, 03/01/31 (Call 12/01/30)(a)	11,838	9,024,253
3.10%, 03/01/41 (Call 09/01/40)	4,993	3,153,141
5.10%, 07/15/32 (Call 04/15/32)(a)	7,722	7,116,706
Fiserv Inc.
2.25%, 06/01/27 (Call 04/01/27)	8,321	7,351,953
2.65%, 06/01/30 (Call 03/01/30)(a)	9,726	7,837,739
3.50%, 07/01/29 (Call 04/01/29)	28,955	25,399,613
4.20%, 10/01/28 (Call 07/01/28)	12,185	11,279,135
4.40%, 07/01/49 (Call 01/01/49)(a)	17,328	12,567,291
5.45%, 03/02/28 (Call 02/02/28)	8,859	8,687,255
5.60%, 03/02/33 (Call 12/02/32)	10,152	9,564,340
5.63%, 08/21/33 (Call 05/21/33)	12,573	11,790,063
Intuit Inc.
5.13%, 09/15/28 (Call 08/15/28)	10,802	10,624,778
5.20%, 09/15/33 (Call 06/15/33)(a)	11,805	11,240,353
5.50%, 09/15/53 (Call 03/15/53)	13,813	12,531,132
Microsoft Corp.
2.53%, 06/01/50 (Call 12/01/49)(a)	60,892	34,864,701
2.68%, 06/01/60 (Call 12/01/59)(a)	32,528	17,959,672
2.92%, 03/17/52 (Call 09/17/51)	57,135	35,294,592
3.04%, 03/17/62 (Call 09/17/61)	16,110	9,528,682
3.30%, 02/06/27 (Call 11/06/26)	6,974	6,584,847
3.45%, 08/08/36 (Call 02/08/36)	14,650	11,976,193
3.50%, 02/12/35 (Call 08/12/34)(a)	10,397	8,853,194

Security	Par (000)	Value

Software (continued)
3.70%, 08/08/46 (Call 02/08/46)(a)	$20,892	$15,546,916
4.10%, 02/06/37 (Call 08/06/36)	6,453	5,610,517
4.25%, 02/06/47 (Call 08/06/46)(a)	14,461	11,786,014
4.45%, 11/03/45 (Call 05/03/45)	15,274	13,086,417
4.50%, 02/06/57 (Call 08/06/56)	6,643	5,482,993
Oracle Corp.
2.30%, 03/25/28 (Call 01/25/28)(a)	14,650	12,580,789
2.80%, 04/01/27 (Call 02/01/27)	15,176	13,730,639
2.88%, 03/25/31 (Call 12/25/30)(a)	27,728	22,230,913
2.95%, 04/01/30 (Call 01/01/30)	30,083	24,935,997
3.25%, 11/15/27 (Call 08/15/27)	20,067	18,181,932
3.60%, 04/01/40 (Call 10/01/39)	28,228	19,412,099
3.60%, 04/01/50 (Call 10/01/49)(a)	40,804	24,959,415
3.65%, 03/25/41 (Call 09/25/40)(a)	20,321	13,852,308
3.80%, 11/15/37 (Call 05/15/37)(a)	16,949	12,491,298
3.85%, 07/15/36 (Call 01/15/36)	11,019	8,412,428
3.85%, 04/01/60 (Call 10/01/59)	31,666	18,946,436
3.90%, 05/15/35 (Call 11/15/34)(a)	13,113	10,325,560
3.95%, 03/25/51 (Call 09/25/50)	29,511	19,173,099
4.00%, 07/15/46 (Call 01/15/46)	27,022	18,195,512
4.00%, 11/15/47 (Call 05/15/47)	21,091	14,068,340
4.10%, 03/25/61 (Call 09/25/60)(a)	13,434	8,434,202
4.13%, 05/15/45 (Call 11/15/44)	18,543	12,897,979
4.30%, 07/08/34 (Call 01/08/34)	16,832	14,039,132
4.38%, 05/15/55 (Call 11/15/54)	11,963	8,118,856
4.50%, 05/06/28 (Call 04/06/28)(a)	2,869	2,713,806
4.50%, 07/08/44 (Call 01/08/44)	9,873	7,292,459
4.65%, 05/06/30 (Call 03/06/30)	7,800	7,185,479
4.90%, 02/06/33 (Call 11/06/32)(a)	15,059	13,529,668
5.38%, 07/15/40(a)	19,344	16,470,994
5.55%, 02/06/53 (Call 08/06/52)	21,697	18,035,475
6.13%, 07/08/39	11,665	10,856,367
6.15%, 11/09/29 (Call 09/09/29)(a)	11,554	11,603,671
6.25%, 11/09/32 (Call 08/09/32)(a)	21,716	21,524,230
6.50%, 04/15/38(a)	11,652	11,342,090
6.90%, 11/09/52 (Call 05/09/52)	22,705	22,330,529
Roper Technologies Inc.
1.75%, 02/15/31 (Call 11/15/30)	10,006	7,395,053
4.20%, 09/15/28 (Call 06/15/28)(a)	7,074	6,562,896
salesforce.com Inc.
1.50%, 07/15/28 (Call 05/15/28)(a)	13,295	11,164,888
1.95%, 07/15/31 (Call 04/15/31)(a)	17,511	13,527,452
2.70%, 07/15/41 (Call 01/15/41)(a)	7,504	4,841,652
2.90%, 07/15/51 (Call 01/15/51)(a)	13,948	8,204,592
3.05%, 07/15/61 (Call 01/15/61)(a)	10,916	6,096,923
3.70%, 04/11/28 (Call 01/11/28)(a)	18,783	17,601,916
VMware Inc.
1.80%, 08/15/28 (Call 06/15/28)	1,925	1,587,306
2.20%, 08/15/31 (Call 05/15/31)	14,727	10,887,481
3.90%, 08/21/27 (Call 05/21/27)	7,273	6,736,255
4.70%, 05/15/30 (Call 02/15/30)	8,990	8,146,675
Workday Inc.
3.50%, 04/01/27 (Call 03/01/27)	2,082	1,932,475
3.70%, 04/01/29 (Call 02/01/29)	9,499	8,486,335
3.80%, 04/01/32 (Call 01/01/32)(a)	11,938	9,937,090

		925,334,583

Telecommunications — 6.5%
AT&T Inc.
1.65%, 02/01/28 (Call 12/01/27)	16,481	13,780,684
2.25%, 02/01/32 (Call 11/01/31)	15,425	11,389,817
2.30%, 06/01/27 (Call 04/01/27)	15,587	13,770,440

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
2.55%, 12/01/33 (Call 09/01/33)	$34,800	$24,994,895
2.75%, 06/01/31 (Call 03/01/31)	19,668	15,475,182
3.30%, 02/01/52 (Call 08/01/51)(a)	9,043	5,267,020
3.50%, 06/01/41 (Call 12/01/40)(a)	22,596	15,137,069
3.50%, 09/15/53 (Call 03/15/53)(a)	68,875	40,577,238
3.55%, 09/15/55 (Call 03/15/55)	68,469	39,883,446
3.65%, 06/01/51 (Call 12/01/50)(a)	28,465	17,522,314
3.65%, 09/15/59 (Call 03/15/59)	58,544	33,891,801
3.80%, 02/15/27 (Call 11/15/26)	1,981	1,851,274
3.80%, 12/01/57 (Call 06/01/57)(a)	55,033	33,206,780
3.85%, 06/01/60 (Call 12/01/59)(a)	14,729	8,852,346
4.10%, 02/15/28 (Call 11/15/27)	8,493	7,859,873
4.25%, 03/01/27 (Call 12/01/26)	6,317	5,990,855
4.30%, 02/15/30 (Call 11/15/29)	22,583	20,272,956
4.30%, 12/15/42 (Call 06/15/42)(a)	12,046	8,937,583
4.35%, 03/01/29 (Call 12/01/28)(a)	20,508	18,881,293
4.35%, 06/15/45 (Call 12/15/44)	10,745	7,708,139
4.50%, 05/15/35 (Call 11/15/34)	22,693	18,901,728
4.50%, 03/09/48 (Call 09/09/47)(a)	16,623	12,043,556
4.55%, 03/09/49 (Call 09/09/48)(a)	8,034	5,804,483
4.75%, 05/15/46 (Call 11/15/45)	16,969	12,830,359
4.85%, 03/01/39 (Call 09/01/38)	8,883	7,251,523
5.25%, 03/01/37 (Call 09/01/36)	11,348	9,917,674
5.40%, 02/15/34 (Call 11/15/33)(a)	24,484	22,513,591
5.65%, 02/15/47 (Call 08/15/46)(a)	7,584	6,647,048
Bell Telephone Co. of Canada or Bell Canada (The)
3.65%, 08/15/52 (Call 02/15/52)(a)	5,373	3,391,158
4.46%, 04/01/48 (Call 10/01/47)(a)	8,793	6,497,111
5.10%, 05/11/33 (Call 02/11/33)(a)	14,041	12,797,696
British Telecommunications PLC, 9.63%, 12/15/30	32,751	37,730,898
Cisco Systems Inc.
5.50%, 01/15/40	23,649	22,456,743
5.90%, 02/15/39(a)	24,416	24,255,650
Corning Inc.
4.38%, 11/15/57 (Call 05/15/57)(a)	6,731	4,783,420
5.45%, 11/15/79 (Call 05/19/79)	10,075	7,888,145
Deutsche Telekom International Finance BV, 8.75%, 06/15/30	40,003	44,807,740
Motorola Solutions Inc.
2.30%, 11/15/30 (Call 08/15/30)(a)	7,813	5,967,764
2.75%, 05/24/31 (Call 02/24/31)	7,535	5,848,180
4.60%, 05/23/29 (Call 02/23/29)	9,659	8,996,096
Orange SA
5.38%, 01/13/42	14,482	12,584,621
5.50%, 02/06/44 (Call 08/06/43)(a)	2,567	2,262,496
9.00%, 03/01/31	29,683	34,000,953
Rogers Communications Inc.
3.20%, 03/15/27 (Call 02/15/27)(a)	11,941	10,852,616
3.70%, 11/15/49 (Call 05/15/49)(a)	7,939	4,822,336
3.80%, 03/15/32 (Call 12/15/31)	22,316	18,106,528
4.30%, 02/15/48 (Call 08/15/47)(a)	8,122	5,454,451
4.35%, 05/01/49 (Call 11/01/48)(a)	13,126	8,918,294
4.50%, 03/15/42 (Call 09/15/41)(a)	5,634	4,170,036
4.55%, 03/15/52 (Call 09/15/51)(a)	17,356	11,988,317
5.00%, 03/15/44 (Call 09/15/43)(a)	8,190	6,317,990
Sprint Capital Corp.
6.88%, 11/15/28	25,889	26,490,647
8.75%, 03/15/32	21,977	24,755,719

Security	Par (000)	Value

Telecommunications (continued)
Telefonica Emisiones SA
4.10%, 03/08/27(a)	$5,859	$5,483,262
4.67%, 03/06/38	6,068	4,722,024
4.90%, 03/06/48	11,534	8,329,592
5.21%, 03/08/47	22,247	16,861,724
5.52%, 03/01/49 (Call 09/01/48)	9,827	7,756,998
7.05%, 06/20/36(a)	25,335	25,220,341
Telefonica Europe BV, 8.25%, 09/15/30	19,369	21,045,993
TELUS Corp.
3.40%, 05/13/32 (Call 02/13/32)	4,591	3,641,117
4.60%, 11/16/48 (Call 05/16/48)	5,165	3,818,569
T-Mobile USA Inc.
2.05%, 02/15/28 (Call 12/15/27)	21,247	18,120,757
2.25%, 11/15/31 (Call 08/15/31)	6,027	4,485,801
2.55%, 02/15/31 (Call 11/15/30)	18,545	14,490,501
2.63%, 02/15/29 (Call 02/15/24)	9,585	8,045,841
2.70%, 03/15/32 (Call 12/15/31)	6,309	4,818,554
2.88%, 02/15/31 (Call 02/15/26)	5,728	4,562,936
3.00%, 02/15/41 (Call 08/15/40)	25,562	16,162,940
3.30%, 02/15/51 (Call 08/15/50)(a)	28,944	16,988,360
3.38%, 04/15/29 (Call 04/15/24)	22,813	19,863,051
3.40%, 10/15/52 (Call 04/15/52)	25,808	15,210,603
3.50%, 04/15/31 (Call 04/15/26)	18,515	15,350,379
3.60%, 11/15/60 (Call 05/15/60)	15,195	8,838,248
3.75%, 04/15/27 (Call 02/15/27)	35,457	32,963,940
3.88%, 04/15/30 (Call 01/15/30)	62,098	54,094,766
4.38%, 04/15/40 (Call 10/15/39)	19,425	15,022,058
4.50%, 04/15/50 (Call 10/15/49)(a)	29,584	21,585,835
4.75%, 02/01/28 (Call 11/13/23)(a)	19,771	18,821,371
4.80%, 07/15/28 (Call 06/15/28)(a)	12,474	11,856,157
4.95%, 03/15/28 (Call 02/15/28)(a)	12,724	12,239,338
5.05%, 07/15/33 (Call 04/15/33)(a)	20,192	18,273,639
5.20%, 01/15/33 (Call 10/15/32)	8,905	8,186,492
5.65%, 01/15/53 (Call 07/15/52)	17,402	15,068,914
5.75%, 01/15/34 (Call 10/15/33)	13,150	12,485,024
5.75%, 01/15/54 (Call 07/15/53)	5,919	5,217,480
5.80%, 09/15/62 (Call 03/15/62)	6,773	5,855,717
6.00%, 06/15/54 (Call 12/15/53)	13,737	12,497,236
Verizon Communications Inc.
1.50%, 09/18/30 (Call 06/18/30)	16,123	12,034,683
1.68%, 10/30/30 (Call 07/30/30)	8,712	6,487,306
1.75%, 01/20/31 (Call 10/20/30)	16,845	12,454,903
2.10%, 03/22/28 (Call 01/22/28)	21,398	18,259,082
2.36%, 03/15/32 (Call 12/15/31)	39,816	29,757,037
2.55%, 03/21/31 (Call 12/21/30)(a)	30,454	23,802,929
2.65%, 11/20/40 (Call 05/20/40)(a)	29,294	17,696,848
2.85%, 09/03/41 (Call 03/03/41)(a)	15,533	9,561,782
2.88%, 11/20/50 (Call 05/20/50)(a)	26,130	14,295,864
2.99%, 10/30/56 (Call 04/30/56)	32,445	17,071,170
3.00%, 03/22/27 (Call 01/22/27)	1,914	1,745,872
3.00%, 11/20/60 (Call 05/20/60)	14,494	7,421,282
3.15%, 03/22/30 (Call 12/22/29)	6,521	5,472,515
3.40%, 03/22/41 (Call 09/22/40)(a)	35,306	23,856,469
3.55%, 03/22/51 (Call 09/22/50)(a)	40,525	25,486,448
3.70%, 03/22/61 (Call 09/22/60)(a)	26,937	16,414,953
3.88%, 02/08/29 (Call 11/08/28)	17,390	15,791,838
3.88%, 03/01/52 (Call 09/01/51)(a)	17,532	11,701,190
4.00%, 03/22/50 (Call 09/22/49)	12,699	8,623,111
4.02%, 12/03/29 (Call 09/03/29)	32,403	28,939,223
4.13%, 03/16/27	22,621	21,427,478
4.13%, 08/15/46(a)	9,336	6,675,858

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
4.27%, 01/15/36	$2,397	$1,977,462
4.33%, 09/21/28(a)	32,865	30,612,624
4.40%, 11/01/34 (Call 05/01/34)(a)	12,096	10,259,931
4.50%, 08/10/33(a)	17,766	15,385,733
4.52%, 09/15/48	12,409	9,289,207
4.81%, 03/15/39	11,394	9,429,068
4.86%, 08/21/46(a)	22,200	17,644,078
5.01%, 08/21/54(a)	1,927	1,528,178
5.05%, 05/09/33 (Call 02/09/33)(a)	15,617	14,299,868
5.25%, 03/16/37	5,691	5,114,820
6.55%, 09/15/43	11,937	11,835,065
Vodafone Group PLC
4.25%, 09/17/50(a)	9,815	6,689,780
4.38%, 05/30/28(a)	3,498	3,321,962
4.38%, 02/19/43	22,590	16,598,059
4.88%, 06/19/49(a)	14,306	10,843,485
5.25%, 05/30/48(a)	7,271	5,908,038
6.15%, 02/27/37	21,970	20,904,141

		1,811,911,470

Toys, Games & Hobbies — 0.0%
Hasbro Inc., 3.90%, 11/19/29 (Call 08/19/29)	7,928	6,800,582

Transportation — 1.7%
Burlington Northern Santa Fe LLC
3.30%, 09/15/51 (Call 03/15/51)(a)	8,207	5,111,755
3.55%, 02/15/50 (Call 08/15/49)	7,181	4,784,543
3.90%, 08/01/46 (Call 02/01/46)	5,632	4,011,497
4.05%, 06/15/48 (Call 12/15/47)	5,987	4,350,017
4.13%, 06/15/47 (Call 12/15/46)	6,239	4,604,741
4.15%, 04/01/45 (Call 10/01/44)	7,871	5,913,334
4.15%, 12/15/48 (Call 06/15/48)	6,264	4,606,983
4.45%, 03/15/43 (Call 09/15/42)	10,936	8,656,208
4.45%, 01/15/53 (Call 07/15/52)	8,874	6,856,303
4.55%, 09/01/44 (Call 03/01/44)	7,315	5,846,833
4.90%, 04/01/44 (Call 10/01/43)	8,595	7,225,360
5.20%, 04/15/54 (Call 10/15/53)	16,766	14,496,499
5.75%, 05/01/40 (Call 11/01/39)	8,335	7,931,470
Canadian National Railway Co., 3.85%, 08/05/32 (Call 05/05/32)	5,596	4,844,506
Canadian Pacific Railway Co.
1.75%, 12/02/26 (Call 11/02/26)	3,193	2,840,963
2.45%, 12/02/31 (Call 09/02/31)(a)	14,412	12,659,223
3.00%, 12/02/41 (Call 06/02/41)(a)	8,843	7,104,877
3.10%, 12/02/51 (Call 06/02/51)(a)	20,646	12,122,840
6.13%, 09/15/2115 (Call 03/15/2115)	6,539	5,886,463
CSX Corp.
3.25%, 06/01/27 (Call 03/01/27)	11,727	10,799,437
3.80%, 03/01/28 (Call 12/01/27)(a)	5,127	4,762,411
3.80%, 11/01/46 (Call 05/01/46)	4,917	3,405,082
4.10%, 11/15/32 (Call 08/15/32)(a)	8,006	6,999,417
4.10%, 03/15/44 (Call 09/15/43)	9,306	6,921,049
4.25%, 03/15/29 (Call 12/15/28)	12,607	11,772,830
4.30%, 03/01/48 (Call 09/01/47)	5,976	4,457,446
4.50%, 11/15/52 (Call 05/15/52)	7,554	5,775,164
FedEx Corp.
2.40%, 05/15/31 (Call 02/15/31)(a)	6,880	5,373,371
3.10%, 08/05/29 (Call 05/05/29)(a)	13,966	12,086,260
3.25%, 05/15/41 (Call 11/15/40)(a)	6,044	3,988,107
4.05%, 02/15/48 (Call 08/15/47)(a)	8,800	6,111,292
4.25%, 05/15/30 (Call 02/15/30)(a)	5,374	4,864,294
4.40%, 01/15/47 (Call 07/15/46)	6,042	4,438,058

Security	Par (000)	Value

Transportation (continued)
4.55%, 04/01/46 (Call 10/01/45)	$10,270	$7,720,367
4.75%, 11/15/45 (Call 05/15/45)	10,678	8,292,458
4.95%, 10/17/48 (Call 04/17/48)	7,047	5,620,128
5.10%, 01/15/44	6,399	5,253,028
5.25%, 05/15/50 (Call 11/15/49)(a)	11,610	9,642,179
Norfolk Southern Corp.
3.05%, 05/15/50 (Call 11/15/49)	5,152	2,989,867
3.16%, 05/15/55 (Call 11/15/54)(a)	3,651	2,074,812
4.55%, 06/01/53 (Call 12/01/52)(a)	5,140	3,884,579
5.35%, 08/01/54 (Call 02/01/54)	13,047	11,134,452
Union Pacific Corp.
2.38%, 05/20/31 (Call 02/20/31)	9,400	7,408,904
2.40%, 02/05/30 (Call 11/05/29)	7,968	6,544,492
2.80%, 02/14/32 (Call 12/15/31)(a)	8,312	6,665,106
2.95%, 03/10/52 (Call 09/10/51)(a)	7,609	4,397,233
2.97%, 09/16/62 (Call 03/16/62)	9,860	5,197,420
3.20%, 05/20/41 (Call 11/20/40)(a)	9,772	6,671,670
3.25%, 02/05/50 (Call 08/05/49)(a)	15,878	9,980,420
3.50%, 02/14/53 (Call 08/14/52)(a)	11,965	7,742,281
3.70%, 03/01/29 (Call 12/01/28)	6,593	6,048,061
3.75%, 02/05/70 (Call 08/05/69)(a)	4,552	2,836,174
3.80%, 10/01/51 (Call 04/01/51)	10,152	7,009,995
3.80%, 04/06/71 (Call 10/06/70)(a)	9,570	5,991,175
3.84%, 03/20/60 (Call 09/20/59)	17,788	11,703,286
3.95%, 09/10/28 (Call 06/10/28)(a)	10,170	9,515,185
4.50%, 01/20/33 (Call 10/20/32)(a)	8,156	7,381,268
United Parcel Service Inc.
3.05%, 11/15/27 (Call 08/15/27)	11,981	10,943,189
3.40%, 03/15/29 (Call 12/15/28)	7,037	6,368,074
3.75%, 11/15/47 (Call 05/15/47)	9,621	6,808,745
4.25%, 03/15/49 (Call 09/15/48)(a)	5,108	3,890,510
4.45%, 04/01/30 (Call 01/01/30)(a)	7,469	7,006,139
4.88%, 03/03/33 (Call 12/03/32)(a)	6,353	5,943,889
5.05%, 03/03/53 (Call 09/03/52)(a)	10,438	8,947,129
5.30%, 04/01/50 (Call 10/01/49)(a)	9,526	8,520,012
6.20%, 01/15/38(a)	19,004	19,477,912

		461,218,772

Water — 0.1%
American Water Capital Corp.
3.75%, 09/01/47 (Call 03/01/47)	7,928	5,428,994
4.45%, 06/01/32 (Call 03/01/32)(a)	11,304	10,172,447
6.59%, 10/15/37	8,862	9,162,646

		24,764,087

Total Long-Term Investments — 98.0% (Cost: $34,016,919,850)		27,376,159,129

	Shares

Short-Term Securities

Money Market Funds — 7.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(d)(e)(f)	1,976,919,764	1,977,710,532

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(d)(e)	122,550,000	$122,550,000

Total Short-Term Securities — 7.5% (Cost: $2,099,056,322)		2,100,260,532

Total Investments — 105.5% (Cost: $36,115,976,172)		29,476,419,661

Liabilities in Excess of Other Assets — (5.5)%		(1,537,254,934)

Net Assets — 100.0%		$27,939,164,727

(a)	All or a portion of this security is on loan.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$27,376,159,129	$—	$27,376,159,129
Short-Term Securities
Money Market Funds	2,100,260,532	—	—	2,100,260,532

	$2,100,260,532	$27,376,159,129	$—	$29,476,419,661

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) (continued)

October 31, 2023

	iShares 20+ Year Treasury Bond ETF	iShares iBoxx $ High Yield Corporate Bond ETF	iShares iBoxx $ Investment Grade Corporate Bond ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$38,727,617,038	$10,846,472,746	$27,376,159,129
Investments, at value — affiliated(c)	208,190,000	2,090,561,348	2,100,260,532
Cash	8,308	—	—
Foreign currency, at value(d)	—	32,810	—
Receivables:
Investments sold	259,796,407	3,539,078	246,371,123
Securities lending income — affiliated	231	1,254,180	665,820
Capital shares sold	1,054,639	302,123	5,885,464
Dividends — affiliated	1,047,324	248,311	693,176
Interest — unaffiliated	481,137,096	190,353,153	343,014,316

Total assets	39,678,851,043	13,132,763,749	30,073,049,560

LIABILITIES
Bank overdraft	—	892,495	332,293
Collateral on securities loaned, at value	—	2,024,771,709	1,976,400,725
Payables:
Investments purchased	74,417,107	37,725,332	152,820,411
Capital shares redeemed	835,438	2,498,852	979,335
Investment advisory fees	4,873,776	5,077,355	3,352,069

Total liabilities	80,126,321	2,070,965,743	2,133,884,833

Commitments and contingent liabilities

NET ASSETS	$39,598,724,722	$11,061,798,006	$27,939,164,727

NET ASSETS CONSIST OF
Paid-in capital	$56,999,626,509	$15,002,457,696	$37,029,938,431
Accumulated loss	(17,400,901,787)	(3,940,659,690)	(9,090,773,704)

NET ASSETS	$39,598,724,722	$11,061,798,006	$27,939,164,727

NET ASSET VALUE
Shares outstanding	473,900,000	152,700,000	281,700,000

Net asset value	$83.56	$72.44	$99.18

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Investments, at cost — unaffiliated	$51,648,454,524	$12,644,047,990	$34,016,919,850
(b) Securities loaned, at value	$—	$1,947,241,666	$1,902,717,417
(c) Investments, at cost — affiliated	$208,190,000	$2,089,313,135	$2,099,056,322
(d) Foreign currency, at cost	$—	$32,590	$—

F I N A N C I A L S T A T E M E N T S

Glossary of Terms Used in this Report

Portfolio Abbreviation

CMT	Constant Maturity Treasury

LIBOR	London Interbank Offered Rate

PIK	Payment-in-kind

REIT	Real Estate Investment Trust

SOFR	Secured Overnight Financing Rate

2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

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This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Cboe Global Indices, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1025-1023

OCTOBER 31, 2023

2023 Annual Report

iShares Trust

•	iShares iBonds Oct 2024 Term TIPS ETF | IBIA | NYSE Arca

•	iShares iBonds Oct 2025 Term TIPS ETF | IBIB | NYSE Arca

•	iShares iBonds Oct 2026 Term TIPS ETF | IBIC | NYSE Arca

•	iShares iBonds Oct 2027 Term TIPS ETF | IBID | NYSE Arca

•	iShares iBonds Oct 2028 Term TIPS ETF | IBIE | NYSE Arca

•	iShares iBonds Oct 2029 Term TIPS ETF | IBIF | NYSE Arca

•	iShares iBonds Oct 2030 Term TIPS ETF | IBIG | NYSE Arca

•	iShares iBonds Oct 2031 Term TIPS ETF | IBIH | NYSE Arca

•	iShares iBonds Oct 2032 Term TIPS ETF | IBII | NYSE Arca

•	iShares iBonds Oct 2033 Term TIPS ETF | IBIJ | NYSE Arca

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	1.39%	10.14%

U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)

International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40

Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

U.S. Bond Market Overview

The U.S. fixed-income market, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a return of 0.36% for the 12 months ended October 31, 2023 (the “reporting period”). The benefit of income outweighed the effect of falling prices, leading to a narrow gain.

Several factors played a role in the weak showing for bonds. When the reporting period began, the market was seeing support from a decline in inflation from the peak reached in the months following the outbreak of war in Ukraine. The easing of price pressures fueled expectations that the U.S. Federal Reserve (Fed) could be nearing the end of its long series of interest rate hikes, leading to positive market performance in late 2022. As 2023 progressed, however, the combination of persistent inflation and communications from Fed officials made it clear that although rate hikes were indeed winding down, interest rates were likely to remain “higher for longer.” Continued strength in economic growth, together with elevated housing prices and robust employment, reinforced the notion that the Fed would need to maintain high rates to prevent a reacceleration of inflation. The Fed ultimately raised rates six times over the course of the 12-month period, bringing the benchmark fed funds rate from a range of 3.0-3.25% to 5.25%-5.50%. More important, however, was the fact that the markets continued to push out expectations for the central bank’s first rate cut. At the beginning of the period, the futures markets were indicating the initial rate reduction would occur in the second half of 2023. In contrast, the expected timing had shifted to late 2024 by the end of October.

In this environment, U.S. Treasury yields moved higher across the maturity spectrum (as prices fell). The two-year note climbed 4.48% to 5.09% over the course of the 12-month period, while the 10-year yield rose from 4.05% to 4.93%. Both issues finished October 2023 near their highest levels since 2007. The government bond market, in addition to being affected by rising interest rates, was further pressured by worries that the need for increased Treasury issuance would create an imbalance of supply and demand in the market.

The volatility in U.S. Treasuries, together with lower mortgage pre-payments and the Fed’s efforts to reduce the fixed-income holdings on its balance sheet, caused mortgage-backed securities to finish with a negative return. Conversely, the other major segments of the securitized category—asset-backed securities and commercial mortgage-backed securities—posted gains. Investment-grade corporate bonds also produced positive returns and outpaced Treasuries. The asset class benefited from a larger contribution from income and a decline in its yield spreads versus government issues.

Bonds with maturities of ten years and above, which are most sensitive to rate movements, trailed the broader market. On the other hand, issues in the three- to- seven-year maturity range outperformed. Higher-rated investment-grade bonds, whose performance is dictated more by interest-rate trends than credit developments, generally lagged lower-rated securities.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Oct 2024 Term TIPS ETF

Investment Objective

The iShares iBonds Oct 2024 Term TIPS ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds maturing in 2024, as represented by the ICE 2024 Maturity US Inflation-Linked Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns

Since Inception
Fund NAV	0.65%
Fund Market	0.76
Index	0.67

For the fiscal period ended October 31, 2023, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was September 13, 2023. The first day of secondary market trading was September 15, 2023.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual					Hypothetical 5% Return
Beginning Account Value (09/13/23)	(a)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

$ 1,000.00		$ 1,006.50	$ 0.13		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)	Commencement of operations.
(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 48/365 for actual expenses and 184/365 for hypothetical expenses (to reflect the six month period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets	(a)
Aaa	99.8%
Short-Term and Other Assets	0.2

ALL HOLDINGS

Security	Percent of Net Assets	(a)
U.S. Treasury Inflation-Indexed Bonds, 0.63%, 01/15/24	30.8%
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 07/15/24	27.5
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 10/15/24	24.4
U.S. Treasury Inflation-Indexed Bonds, 0.50%, 04/15/24	17.1

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2023	iShares® iBonds® Oct 2025 Term TIPS ETF

Investment Objective

The iShares iBonds Oct 2025 Term TIPS ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds maturing in 2025, as represented by the ICE 2025 Maturity US Inflation-Linked Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns

Since Inception
Fund NAV	0.33%
Fund Market	0.44
Index	0.35

For the fiscal period ended October 31, 2023, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was September 13, 2023. The first day of secondary market trading was September 15, 2023.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual					Hypothetical 5% Return
Beginning Account Value (09/13/23)	(a)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

$ 1,000.00		$ 1,003.30	$ 0.13		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)	Commencement of operations.
(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 48/365 for actual expenses and 184/365 for hypothetical expenses (to reflect the six month period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets	(a)
Aaa	99.8%
Short-Term and Other Assets	0.2

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets	(a)
U.S. Treasury Inflation-Indexed Bonds, 0.38%, 07/15/25	23.9%
U.S. Treasury Inflation-Indexed Bonds, 0.25%, 01/15/25	22.0
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 10/15/25	21.1
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/25	17.4
U.S. Treasury Inflation-Indexed Bonds, 2.38%, 01/15/25	15.4

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Oct 2026 Term TIPS ETF

Investment Objective

The iShares iBonds Oct 2026 Term TIPS ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds maturing in 2026, as represented by the ICE 2026 Maturity US Inflation-Linked Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns

Since Inception
Fund NAV	0.03%
Fund Market	0.12
Index	0.05

For the fiscal period ended October 31, 2023, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was September 13, 2023. The first day of secondary market trading was September 15, 2023.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual					Hypothetical 5% Return
Beginning Account Value (09/13/23)	(a)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

$ 1,000.00		$ 1,000.30	$ 0.13		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)	Commencement of operations.
(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 48/365 for actual expenses and 184/365 for hypothetical expenses (to reflect the six month period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets	(a)
Aaa	99.8%
Short-Term and Other Assets	0.2

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets	(a)
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 10/15/26	25.1%
U.S. Treasury Inflation-Indexed Bonds, 0.63%, 01/15/26	22.9
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 07/15/26	22.4
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/26	18.2
U.S. Treasury Inflation-Indexed Bonds, 2.00%, 01/15/26	11.2

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2023	iShares® iBonds® Oct 2027 Term TIPS ETF

Investment Objective

The iShares iBonds Oct 2027 Term TIPS ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds maturing in 2027, as represented by the ICE 2027 Maturity US Inflation-Linked Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns

Since Inception
Fund NAV	(0.44)%
Fund Market	(0.32)
Index	(0.42)

For the fiscal period ended October 31, 2023, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was September 13, 2023. The first day of secondary market trading was September 15, 2023.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual					Hypothetical 5% Return
Beginning Account Value (09/13/23)	(a)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

$ 1,000.00		$ 995.60	$ 0.13		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)	Commencement of operations.
(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 48/365 for actual expenses and 184/365 for hypothetical expenses (to reflect the six month period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets	(a)
Aaa	99.6%
Short-Term and Other Assets	0.4

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets	(a)
U.S. Treasury Inflation-Indexed Bonds, 1.63%, 10/15/27	25.1%
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/27	23.7
U.S. Treasury Inflation-Indexed Bonds, 0.38%, 07/15/27	21.3
U.S. Treasury Inflation-Indexed Bonds, 0.38%, 01/15/27	19.3
U.S. Treasury Inflation-Indexed Bonds, 2.38%, 01/15/27	10.2

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Oct 2028 Term TIPS ETF

Investment Objective

The iShares iBonds Oct 2028 Term TIPS ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds maturing in 2028, as represented by the ICE 2028 Maturity US Inflation-Linked Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns

Since Inception
Fund NAV	(0.91)%
Fund Market	(0.84)
Index	(0.89)

For the fiscal period ended October 31, 2023, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was September 13, 2023. The first day of secondary market trading was September 15, 2023.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual					Hypothetical 5% Return
Beginning Account Value (09/13/23)	(a)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

$ 1,000.00		$ 990.90	$ 0.13		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)	Commencement of operations.
(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 48/365 for actual expenses and 184/365 for hypothetical expenses (to reflect the six month period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets	(a)
Aaa	99.6%
Short-Term and Other Assets	0.4

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets	(a)
U.S. Treasury Inflation-Indexed Bonds, 1.25%, 04/15/28	25.8%
U.S. Treasury Inflation-Indexed Bonds, 0.50%, 01/15/28	22.3
U.S. Treasury Inflation-Indexed Bonds, 0.75%, 07/15/28	20.2
U.S. Treasury Inflation-Indexed Bonds, 3.63%, 04/15/28	11.1
U.S. Treasury Inflation-Indexed Bonds, 1.75%, 01/15/28	11.0

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2023	iShares® iBonds® Oct 2029 Term TIPS ETF

Investment Objective

The iShares iBonds Oct 2029 Term TIPS ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds maturing in 2029, as represented by the ICE 2029 Maturity US Inflation-Linked Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns

Since Inception
Fund NAV	(1.06)%
Fund Market	(0.96)
Index	(1.05)

For the fiscal period ended October 31, 2023, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was September 19, 2023. The first day of secondary market trading was September 21, 2023.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual					Hypothetical 5% Return
Beginning Account Value (09/19/23)	(a)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

$ 1,000.00		$ 989.40	$ 0.11		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)	Commencement of operations.
(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 42/365 for actual expenses and 184/365 for hypothetical expenses (to reflect the six month period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets	(a)
Aaa	99.5%
Short-Term and Other Assets	0.5

ALL HOLDINGS

Security	Percent of Net Assets	(a)
U.S. Treasury Inflation-Indexed Bonds, 0.25%, 07/15/29	32.5%
U.S. Treasury Inflation-Indexed Bonds, 0.88%, 01/15/29	28.7
U.S. Treasury Inflation-Indexed Bonds, 3.88%, 04/15/29	22.2
U.S. Treasury Inflation-Indexed Bonds, 2.50%, 01/15/29	16.1

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Oct 2030 Term TIPS ETF

Investment Objective

The iShares iBonds Oct 2030 Term TIPS ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds maturing in 2030, as represented by the ICE 2030 Maturity US Inflation-Linked Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns

Since Inception
Fund NAV	(1.99)%
Fund Market	(1.88)
Index	(1.99)

For the fiscal period ended October 31, 2023, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was September 19, 2023. The first day of secondary market trading was September 21, 2023.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual					Hypothetical 5% Return
Beginning Account Value (09/19/23)	(a)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

$ 1,000.00		$ 980.10	$ 0.11		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)	Commencement of operations.
(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 42/365 for actual expenses and 184/365 for hypothetical expenses (to reflect the six month period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets	(a)
Aaa	99.8%
Short-Term and Other Assets	0.2

ALL HOLDINGS

Security	Percent of Net Assets	(a)
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 07/15/30	52.3%
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 01/15/30	47.5

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2023	iShares® iBonds® Oct 2031 Term TIPS ETF

Investment Objective

The iShares iBonds Oct 2031 Term TIPS ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds maturing in 2031, as represented by the ICE 2031 Maturity US Inflation-Linked Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns

Since Inception
Fund NAV	(2.54)%
Fund Market	(2.40)
Index	(2.54)

For the fiscal period ended October 31, 2023, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was September 19, 2023. The first day of secondary market trading was September 21, 2023.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual					Hypothetical 5% Return
Beginning Account Value (09/19/23)	(a)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

$ 1,000.00		$ 974.60	$ 0.11		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)	Commencement of operations.
(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 42/365 for actual expenses and 184/365 for hypothetical expenses (to reflect the six month period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets	(a)
Aaa	99.8%
Short-Term and Other Assets	0.2

ALL HOLDINGS

Security	Percent of Net Assets	(a)
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 07/15/31	50.3%
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 01/15/31	49.5

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® iBonds® Oct 2032 Term TIPS ETF

Investment Objective

The iShares iBonds Oct 2032 Term TIPS ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds maturing in 2032, as represented by the ICE 2032 Maturity US Inflation-Linked Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns

Since Inception
Fund NAV	(2.92)%
Fund Market	(2.80)
Index	(2.91)

For the fiscal period ended October 31, 2023, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was September 19, 2023. The first day of secondary market trading was September 21, 2023.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual					Hypothetical 5% Return
Beginning Account Value (09/19/23)	(a)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

$ 1,000.00		$ 970.80	$ 0.11		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)	Commencement of operations.
(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 42/365 for actual expenses and 184/365 for hypothetical expenses (to reflect the six month period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets	(a)
Aaa	99.7%
Short-Term and Other Assets	0.3

ALL HOLDINGS

Security	Percent of Net Assets	(a)
U.S. Treasury Inflation-Indexed Bonds, 0.63%, 07/15/32	47.7%
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 01/15/32	44.1
U.S. Treasury Inflation-Indexed Bonds, 3.38%, 04/15/32	7.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

Fund Summary as of October 31, 2023	iShares® iBonds® Oct 2033 Term TIPS ETF

Investment Objective

The iShares iBonds Oct 2033 Term TIPS ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds maturing in 2033, as represented by the ICE 2033 Maturity US Inflation-Linked Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns

Since Inception
Fund NAV	(3.35)%
Fund Market	(3.24)
Index	(3.38)

For the fiscal period ended October 31, 2023, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was September 19, 2023. The first day of secondary market trading was September 21, 2023.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual					Hypothetical 5% Return
Beginning Account Value (09/19/23)	(a)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

$ 1,000.00		$ 966.50	$ 0.11		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)	Commencement of operations.
(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 42/365 for actual expenses and 184/365 for hypothetical expenses (to reflect the six month period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Ratings*	Percent of Net Assets	(a)
Aaa	99.5%
Short-Term and Other Assets	0.5

ALL HOLDINGS

Security	Percent of Net Assets	(a)
U.S. Treasury Inflation-Indexed Bonds, 1.13%, 01/15/33	60.0%
U.S. Treasury Inflation-Indexed Bonds, 1.38%, 07/15/33	39.5

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	15

Schedule of Investments October 31, 2023	iShares® iBonds® Oct 2024 Term TIPS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 99.8%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 07/15/24	$1,063	$1,038,133
0.13%, 10/15/24	948	919,429
0.50%, 04/15/24	657	646,199
0.63%, 01/15/24	1,172	1,161,721

		3,765,482

Total Investments — 99.8% (Cost: $3,774,083)		3,765,482

Other Assets Less Liabilities — 0.2%		8,817

Net Assets — 100.0%		$3,774,299

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
U.S. Government Obligations	$—	$3,765,482	$—	$3,765,482

See notes to financial statements.

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® iBonds® Oct 2025 Term TIPS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 99.8%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 04/15/25	$915	$873,715
0.13%, 10/15/25	1,114	1,057,381
0.25%, 01/15/25	1,146	1,103,083
0.38%, 07/15/25	1,253	1,200,385
2.38%, 01/15/25	780	769,885

		5,004,449

Total Investments — 99.8% (Cost: $5,020,538)		5,004,449

Other Assets Less Liabilities — 0.2%		11,945

Net Assets — 100.0%		$5,016,394

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
U.S. Government Obligations	$—	$5,004,449	$—	$5,004,449

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments October 31, 2023	iShares® iBonds® Oct 2026 Term TIPS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 99.8%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 04/15/26	$732	$684,378
0.13%, 07/15/26	897	838,907
0.13%, 10/15/26	1,015	943,186
0.63%, 01/15/26	901	857,205
2.00%, 01/15/26	428	419,668

		3,743,344

Total Investments — 99.8% (Cost: $3,765,907)		3,743,344

Other Assets Less Liabilities — 0.2%		7,792

Net Assets — 100.0%		$3,751,136

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
U.S. Government Obligations	$—	$3,743,344	$—	$3,743,344

See notes to financial statements.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® iBonds® Oct 2027 Term TIPS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 99.6%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 04/15/27	$1,286	$1,178,266
0.38%, 01/15/27	1,037	963,534
0.38%, 07/15/27	1,145	1,058,441
1.63%, 10/15/27	1,291	1,248,017
2.38%, 01/15/27	513	507,432

		4,955,690

Total Long-Term Investments — 99.6% (Cost: $4,989,979)		4,955,690

	Shares

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(a)(b)	10,000	10,000

Total Short-Term Securities — 0.2% (Cost: $10,000)		10,000

Total Investments — 99.8% (Cost: $4,999,979)		4,965,690

Other Assets Less Liabilities — 0.2%		12,151

Net Assets — 100.0%		$4,977,841

(a) Affiliate of the Fund.

(b) Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/13/23(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$10,000	(b)	$—	$—	$—	$10,000	10,000	$9	$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Oct 2027 Term TIPS ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
U.S. Government Obligations	$—	$4,955,690	$—	$4,955,690
Short-Term Securities
Money Market Funds	10,000	—	—	10,000

	$10,000	$4,955,690	$—	$4,965,690

See notes to financial statements.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® iBonds® Oct 2028 Term TIPS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 99.6%
U.S. Treasury Inflation-Indexed Bonds
0.50%, 01/15/28	$902	$828,023
0.75%, 07/15/28	811	749,641
1.25%, 04/15/28	1,015	959,785
1.75%, 01/15/28	423	409,184
2.38%, 10/15/28	341	339,712
3.63%, 04/15/28	397	413,782

		3,700,127

Total Long-Term Investments — 99.6% (Cost: $3,738,329)		3,700,127

	Shares

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(a)(b)	10,000	10,000

Total Short-Term Securities — 0.2% (Cost: $10,000)		10,000

Total Investments — 99.8% (Cost: $3,748,329)		3,710,127

Other Assets Less Liabilities — 0.2%		5,576

Net Assets — 100.0%		$3,715,703

(a) Affiliate of the Fund.

(b) Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/13/23(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$ —	$10,000	(b)	$—	$—	$—	$10,000	10,000	$23	$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Oct 2028 Term TIPS ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
U.S. Government Obligations	$—	$3,700,127	$—	$3,700,127
Short-Term Securities
Money Market Funds	10,000	—	—	10,000

	$10,000	$3,700,127	$—	$3,710,127

See notes to financial statements.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® iBonds® Oct 2029 Term TIPS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 99.5%
U.S. Treasury Inflation-Indexed Bonds
0.25%, 07/15/29	$1,365	$1,208,239
0.88%, 01/15/29	1,156	1,063,857
2.50%, 01/15/29	599	597,877
3.88%, 04/15/29	771	822,469

		3,692,442

Total Long-Term Investments — 99.5% (Cost: $3,736,828)		3,692,442

	Shares

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(a)(b)	20,000	20,000

Total Short-Term Securities — 0.6% (Cost: $20,000)		20,000

Total Investments — 100.1% (Cost: $3,756,828)		3,712,442

Liabilities in Excess of Other Assets — (0.1)%		(2,211)

Net Assets — 100.0%		$3,710,231

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/19/23	(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$—		$20,000	(b)	$—	$—	$—	$20,000	20,000	$227	$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
U.S. Government Obligations	$—	$3,692,442	$—	$3,692,442
Short-Term Securities
Money Market Funds	20,000	—	—	20,000

	$20,000	$3,692,442	$—	$3,712,442

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2023	iShares® iBonds® Oct 2029 Term TIPS ETF

Fair Value Hierarchy as of Period End (continued)

See notes to financial statements.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® iBonds® Oct 2030 Term TIPS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 99.8%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 01/15/30	$1,349	$1,163,999
0.13%, 07/15/30	1,494	1,280,055

		2,444,054

Total Investments — 99.8% (Cost: $2,514,503)		2,444,054

Other Assets Less Liabilities — 0.2%		6,105

Net Assets — 100.0%		$2,450,159

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/19/23	(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares(b)	$—		$0	(c)	$—	$—	$—	$—	—	$184	$—

(a)	Commencement of operations.
(b)	As of period end, the entity is no longer held.
(c)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
U.S. Government Obligations	$—	$2,444,054	$—	$2,444,054

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments October 31, 2023	iShares® iBonds® Oct 2031 Term TIPS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 99.8%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 01/15/31	$1,431	$1,206,981
0.13%, 07/15/31	1,463	1,224,293

		2,431,274

Total Investments — 99.8% (Cost: $2,515,765)		2,431,274

Other Assets Less Liabilities — 0.2%		5,174

Net Assets — 100.0%		$2,436,448

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/19/23	(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares(b)	$—		$0	(c)	$—	$—	$—	$—	—	$184	$—

(a)	Commencement of operations.
(b)	As of period end, the entity is no longer held.
(c)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
U.S. Government Obligations	$—	$2,431,274	$—	$2,431,274

See notes to financial statements.

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® iBonds® Oct 2032 Term TIPS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 99.7%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 01/15/32	$1,950	$1,606,983
0.63%, 07/15/32	2,028	1,735,976
3.38%, 04/15/32	270	286,364

		3,629,323

Total Investments — 99.7% (Cost: $3,742,490)		3,629,323

Other Assets Less Liabilities — 0.3%		11,180

Net Assets — 100.0%		$3,640,503

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/19/23	(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares(b)	$—		$0	(c)	$—	$—	$—	$—	—	$184	$—

(a)	Commencement of operations.
(b)	As of period end, the entity is no longer held.
(c)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
U.S. Government Obligations	$—	$3,629,323	$—	$3,629,323

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments October 31, 2023	iShares® iBonds® Oct 2033 Term TIPS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 99.5%
U.S. Treasury Inflation-Indexed Bonds
1.13%, 01/15/33	$2,454	$2,173,802
1.38%, 07/15/33	1,584	1,433,214

		3,607,016

Total Investments — 99.5% (Cost: $3,707,599)		3,607,016

Other Assets Less Liabilities — 0.5%		17,318

Net Assets — 100.0%		$3,624,334

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/19/23	(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares(b)	$—		$0	(c)	$—	$—	$—	$—	—	$184	$—

(a)	Commencement of operations.
(b)	As of period end, the entity is no longer held.
(c)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
U.S. Government Obligations	$—	$3,607,016	$—	$3,607,016

See notes to financial statements.

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

October 31, 2023

	iShares iBonds Oct 2024 Term TIPS ETF	iShares iBonds Oct 2025 Term TIPS ETF	iShares iBonds Oct 2026 Term TIPS ETF	iShares iBonds Oct 2027 Term TIPS ETF

ASSETS
Investments, at value — unaffiliated(a)	$3,765,482	$5,004,449	$3,743,344	$4,955,690
Investments, at value — affiliated(b)	—	—	—	10,000
Cash	5,581	4,077	3,067	2,538
Receivables:
Dividends — affiliated	—	—	—	9
Interest — unaffiliated	3,515	8,159	5,002	9,897

Total assets	3,774,578	5,016,685	3,751,413	4,978,134

LIABILITIES
Payables:
Investment advisory fees	279	291	277	293

Total liabilities	279	291	277	293

Commitments and contingent liabilities

NET ASSETS	$3,774,299	$5,016,394	$3,751,136	$4,977,841

NET ASSETS CONSIST OF
Paid-in capital	$3,753,140	$5,003,502	$3,747,031	$4,984,866
Accumulated earnings (loss)	21,159	12,892	4,105	(7,025)

NET ASSETS	$3,774,299	$5,016,394	$3,751,136	$4,977,841

NET ASSET VALUE
Shares outstanding	150,000	200,000	150,000	200,000

Net asset value	$25.16	$25.08	$25.01	$24.89

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$3,774,083	$5,020,538	$3,765,907	$4,989,979
(b) Investments, at cost — affiliated	$—	$—	$—	$10,000

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Statements of Assets and Liabilities  (continued)

October 31, 2023

	iShares iBonds Oct 2028 Term TIPS ETF	iShares iBonds Oct 2029 Term TIPS ETF	iShares iBonds Oct 2030 Term TIPS ETF	iShares iBonds Oct 2031 Term TIPS ETF

ASSETS
Investments, at value — unaffiliated(a)	$3,700,127	$3,692,442	$2,444,054	$2,431,274
Investments, at value — affiliated(b)	10,000	20,000	—	—
Cash	2,609	5,347	5,261	4,310
Receivables:
Investments sold	330,351	—	—	—
Capital shares sold	6,037	—	—	—
Dividends — affiliated	23	42	—	—
Interest — unaffiliated	6,965	9,827	1,052	1,071

Total assets	4,056,112	3,727,658	2,450,367	2,436,655

LIABILITIES
Payables:
Investments purchased	340,199	17,177	—	—
Investment advisory fees	210	250	208	207

Total liabilities	340,409	17,427	208	207

Commitments and contingent liabilities

NET ASSETS	$3,715,703	$3,710,231	$2,450,159	$2,436,448

NET ASSETS CONSIST OF
Paid-in capital	$3,739,814	$3,732,944	$2,501,215	$2,501,352
Accumulated loss	(24,111)	(22,713)	(51,056)	(64,904)

NET ASSETS	$3,715,703	$3,710,231	$2,450,159	$2,436,448

NET ASSET VALUE
Shares outstanding	150,000	150,000	100,000	100,000

Net asset value	$24.77	$24.73	$24.50	$24.36

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$3,738,329	$3,736,828	$2,514,503	$2,515,765
(b) Investments, at cost — affiliated	$10,000	$20,000	$—	$—

See notes to financial statements.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

October 31, 2023

	iShares iBonds Oct 2032 Term TIPS ETF	iShares iBonds Oct 2033 Term TIPS ETF

ASSETS
Investments, at value — unaffiliated(a)	$3,629,323	$3,607,016
Cash	9,606	2,921
Receivables:
Interest — unaffiliated	6,417	14,630

Total assets	3,645,346	3,624,567

LIABILITIES
Payables:
Investments purchased	4,533	—
Investment advisory fees	310	233

Total liabilities	4,843	233

Commitments and contingent liabilities

NET ASSETS	$3,640,503	$3,624,334

NET ASSETS CONSIST OF
Paid-in capital	$3,725,636	$3,710,777
Accumulated loss	(85,133)	(86,443)

NET ASSETS	$3,640,503	$3,624,334

NET ASSETVALUE
Shares outstanding	150,000	150,000

Net asset value	$24.27	$24.16

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$3,742,490	$3,707,599

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	31

Statements of Operations

Year Ended October 31, 2023

	iShares iBonds Oct 2024 Term TIPS ETF (a)	iShares iBonds Oct 2025 Term TIPS ETF (a)	iShares iBonds Oct 2026 Term TIPS ETF (a)	iShares iBonds Oct 2027 Term TIPS ETF (a)

INVESTMENT INCOME
Dividends — affiliated	$—	$—	$—	$9
Interest — unaffiliated	30,155	29,390	27,061	27,664

Total investment income	30,155	29,390	27,061	27,673

EXPENSES
Investment advisory	395	408	393	409

Total expenses	395	408	393	409

Net investment income	29,760	28,982	26,668	27,264

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	—	(1)	—	—

	—	(1)	—	—

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(8,601)	(16,089)	(22,563)	(34,289)

	(8,601)	(16,089)	(22,563)	(34,289)

Net realized and unrealized loss	(8,601)	(16,090)	(22,563)	(34,289)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,159	$12,892	$4,105	$(7,025)

(a)	For the period from September 13, 2023 (commencement of operations) to October 31, 2023.

See notes to financial statements.

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended October 31, 2023

	iShares iBonds Oct 2028 Term TIPS ETF (a)	iShares iBonds Oct 2029 Term TIPS ETF (b)	iShares iBonds Oct 2030 Term TIPS ETF (b)	iShares iBonds Oct 2031 Term TIPS ETF (b)

INVESTMENT INCOME
Dividends — affiliated	$23	$227	$184	$184
Interest — unaffiliated	20,424	21,768	19,489	19,682

Total investment income	20,447	21,995	19,673	19,866

EXPENSES
Investment advisory	326	326	283	282

Total expenses	326	326	283	282

Less:
Investment advisory fees waived	—	(4)	(3)	(3)

Total expenses after fees waived	326	322	280	279

Net investment income	20,121	21,673	19,393	19,587

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(6,030)	—	—	—

	(6,030)	—	—	—

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(38,202)	(44,386)	(70,449)	(84,491)

	(38,202)	(44,386)	(70,449)	(84,491)

Net realized and unrealized loss	(44,232)	(44,386)	(70,449)	(84,491)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(24,111)	$(22,713)	$(51,056)	$(64,904)

(a)	For the period from September 13, 2023 (commencement of operations) to October 31, 2023.
(b)	For the period from September 19, 2023 (commencement of operations) to October 31, 2023.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	33

Statements of Operations  (continued)

Year Ended October 31, 2023

	iShares iBonds Oct 2032 Term TIPS ETF (a)	iShares iBonds Oct 2033 Term TIPS ETF (a)

INVESTMENT INCOME
Dividends — affiliated	$184	$184
Interest — unaffiliated	28,238	21,030

Total investment income	28,422	21,214

EXPENSES
Investment advisory	391	307

Total expenses	391	307

Less:
Investment advisory fees waived	(3)	(3)

Total expenses after fees waived	388	304

Net investment income	28,034	20,910

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	—	(6,770)

	—	(6,770)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(113,167)	(100,583)

	(113,167)	(100,583)

Net realized and unrealized loss	(113,167)	(107,353)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(85,133)	$(86,443)

(a)	For the period from September 19, 2023 (commencement of operations) to October 31, 2023.

See notes to financial statements.

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares iBonds Oct 2024 Term TIPS ETF		iShares iBonds Oct 2025 Term TIPS ETF

	Period From 09/13/23 to 10/31/23	(a)	Period From 09/13/23 to 10/31/23 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$29,760		$28,982
Net realized loss	—		(1)
Net change in unrealized appreciation (depreciation)	(8,601)		(16,089)

Net increase in net assets resulting from operations	21,159		12,892

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	—		—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	3,753,140		5,003,502

NET ASSETS
Total increase in net assets	3,774,299		5,016,394
Beginning of period	—		—

End of period	$3,774,299		$5,016,394

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Changes in Net Assets (continued)

	iShares iBonds Oct 2026 Term TIPS ETF		iShares iBonds Oct 2027 Term TIPS ETF

	Period From 09/13/23 to 10/31/23	(a)	Period From 09/13/23 to 10/31/23 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$26,668		$27,264
Net change in unrealized appreciation (depreciation)	(22,563)		(34,289)

Net increase (decrease) in net assets resulting from operations	4,105		(7,025)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	—		—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	3,747,031		4,984,866

NET ASSETS
Total increase in net assets	3,751,136		4,977,841
Beginning of period	—		—

End of period	$3,751,136		$4,977,841

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares iBonds Oct 2028 Term TIPS ETF	iShares iBonds Oct 2029 Term TIPS ETF

	Period From 09/13/23 to 10/31/23 (a)	Period From 09/19/23 to 10/31/23 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$20,121	$21,673
Net realized loss	(6,030)	—
Net change in unrealized appreciation (depreciation)	(38,202)	(44,386)

Net decrease in net assets resulting from operations	(24,111)	(22,713)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	—	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	3,739,814	3,732,944

NET ASSETS
Total increase in net assets	3,715,703	3,710,231
Beginning of period	—	—

End of period	$3,715,703	$3,710,231

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Changes in Net Assets (continued)

	iShares iBonds Oct 2030 Term TIPS ETF	iShares iBonds Oct 2031 Term TIPS ETF

	Period From 09/19/23 to 10/31/23 (a)	Period From 09/19/23 to 10/31/23 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,393	$19,587
Net change in unrealized appreciation (depreciation)	(70,449)	(84,491)

Net decrease in net assets resulting from operations	(51,056)	(64,904)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	—	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	2,501,215	2,501,352

NET ASSETS
Total increase in net assets	2,450,159	2,436,448
Beginning of period	—	—

End of period	$2,450,159	$2,436,448

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares iBonds Oct 2032 Term TIPS ETF	iShares iBonds Oct 2033 Term TIPS ETF

	Period From 09/19/23 to 10/31/23 (a)	Period From 09/19/23 to 10/31/23 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$28,034	$20,910
Net realized loss	—	(6,770)
Net change in unrealized appreciation (depreciation)	(113,167)	(100,583)

Net decrease in net assets resulting from operations	(85,133)	(86,443)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	—	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	3,725,636	3,710,777

NET ASSETS
Total increase in net assets	3,640,503	3,624,334
Beginning of period	—	—

End of period	$3,640,503	$3,624,334

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Financial Highlights

(For a share outstanding throughout the period)

	iShares iBonds Oct 2024 Term TIPS ETF

	Period From 09/13/23 to 10/31/23	(a)

Net asset value, beginning of period	$25.00

Net investment income(b)	0.25
Net realized and unrealized loss(c)	(0.09)

Net increase from investment operations	0.16

Net asset value, end of period	$25.16

Total Return(d)
Based on net asset value	0.65	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.10	%(g)

Net investment income	7.34	%(g)

Supplemental Data
Net assets, end of period (000)	$3,774

Portfolio turnover rate(h)	0%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout the period)

	iShares iBonds Oct 2025 Term TIPS ETF

	Period From 09/13/23 to 10/31/23	(a)

Net asset value, beginning of period	$25.00

Net investment income(b)	0.23
Net realized and unrealized loss(c)	(0.15)

Net increase from investment operations	0.08

Net asset value, end of period	$25.08

Total Return(d)
Based on net asset value	0.33	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.10	%(g)

Net investment income	6.88	%(g)

Supplemental Data
Net assets, end of period (000)	$5,016

Portfolio turnover rate(h)	0	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.
(i)	Rounds to less than 0.5%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights (continued)

(For a share outstanding throughout the period)

	iShares iBonds Oct 2026 Term TIPS ETF

	Period From 09/13/23 to 10/31/23	(a)

Net asset value, beginning of period	$25.00

Net investment income(b)	0.22
Net realized and unrealized loss(c)	(0.21)

Net increase from investment operations	0.01

Net asset value, end of period	$25.01

Total Return(d)
Based on net asset value	0.03	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.10	%(g)

Net investment income	6.62	%(g)

Supplemental Data
Net assets, end of period (000)	$3,751

Portfolio turnover rate(h)	0%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout the period)

	iShares iBonds Oct 2027 Term TIPS ETF

	Period From 09/13/23 to 10/31/23	(a)

Net asset value, beginning of period	$25.00

Net investment income(b)	0.22
Net realized and unrealized loss(c)	(0.33)

Net decrease from investment operations	(0.11)

Net asset value, end of period	$24.89

Total Return(d)
Based on net asset value	(0.44	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.10	%(g)

Net investment income	6.46	%(g)

Supplemental Data
Net assets, end of period (000)	$4,978

Portfolio turnover rate(h)	0%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Financial Highlights (continued)

(For a share outstanding throughout the period)

	iShares iBonds Oct 2028 Term TIPS ETF

	Period From 09/13/23 to 10/31/23	(a)

Net asset value, beginning of period	$25.00

Net investment income(b)	0.20
Net realized and unrealized loss(c)	(0.43)

Net decrease from investment operations	(0.23)

Net asset value, end of period	$24.77

Total Return(d)
Based on net asset value	(0.91	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.10	%(g)

Net investment income	6.05	%(g)

Supplemental Data
Net assets, end of period (000)	$3,716

Portfolio turnover rate(h)	11%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout the period)

	iShares iBonds Oct 2029 Term TIPS ETF

	Period From 09/19/23 to 10/31/23	(a)

Net asset value, beginning of period	$25.00

Net investment income(b)	0.19
Net realized and unrealized loss(c)	(0.46)

Net decrease from investment operations	(0.27)

Net asset value, end of period	$24.73

Total Return(d)
Based on net asset value	(1.06	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.10	%(g)

Total expenses after fees waived	0.10	%(g)

Net investment income	6.46	%(g)

Supplemental Data
Net assets, end of period (000)	$3,710

Portfolio turnover rate(h)	0%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights (continued)

(For a share outstanding throughout the period)

	iShares iBonds Oct 2030 Term TIPS ETF

	Period From 09/19/23 to 10/31/23	(a)

Net asset value, beginning of period	$25.00

Net investment income(b)	0.19
Net realized and unrealized loss(c)	(0.69)

Net decrease from investment operations	(0.50)

Net asset value, end of period	$24.50

Total Return(d)
Based on net asset value	(1.99	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.10	%(g)

Total expenses after fees waived	0.10	%(g)

Net investment income	6.69	%(g)

Supplemental Data
Net assets, end of period (000)	$2,450

Portfolio turnover rate(h)	0%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout the period)

	iShares iBonds Oct 2031 Term TIPS ETF

	Period From 09/19/23 to 10/31/23	(a)

Net asset value, beginning of period	$25.00

Net investment income(b)	0.20
Net realized and unrealized loss(c)	(0.84)

Net decrease from investment operations	(0.64)

Net asset value, end of period	$24.36

Total Return(d)
Based on net asset value	(2.54	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.10	%(g)

Total expenses after fees waived	0.10	%(g)

Net investment income	6.79	%(g)

Supplemental Data
Net assets, end of period (000)	$2,436

Portfolio turnover rate(h)	0%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights (continued)

(For a share outstanding throughout the period)

	iShares iBonds Oct 2032 Term TIPS ETF

	Period From 09/19/23 to 10/31/23	(a)

Net asset value, beginning of period	$25.00

Net investment income(b)	0.20
Net realized and unrealized loss(c)	(0.93)

Net decrease from investment operations	(0.73)

Net asset value, end of period	$24.27

Total Return(d)
Based on net asset value	(2.92	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.10	%(g)

Total expenses after fees waived	0.10	%(g)

Net investment income	6.99	%(g)

Supplemental Data
Net assets, end of period (000)	$3,641

Portfolio turnover rate(h)	0%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout the period)

	iShares iBonds Oct 2033 Term TIPS ETF

	Period From 09/19/23 to 10/31/23	(a)

Net asset value, beginning of period	$25.00

Net investment income(b)	0.19
Net realized and unrealized loss(c)	(1.03)

Net decrease from investment operations	(0.84)

Net asset value, end of period	$24.16

Total Return(d)
Based on net asset value	(3.35	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.10	%(g)

Total expenses after fees waived	0.10	%(g)

Net investment income	6.60	%(g)

Supplemental Data
Net assets, end of period (000)	$3,624

Portfolio turnover rate(h)	11%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
iBonds Oct 2024 Term TIPS(a)	Diversified
iBonds Oct 2025 Term TIPS(a)	Diversified
iBonds Oct 2026 Term TIPS(a)	Diversified
iBonds Oct 2027 Term TIPS(a)	Diversified
iBonds Oct 2028 Term TIPS(a)	Diversified
iBonds Oct 2029 Term TIPS(b)	Diversified
iBonds Oct 2030 Term TIPS(b)	Diversified
iBonds Oct 2031 Term TIPS(b)	Diversified
iBonds Oct 2032 Term TIPS(b)	Diversified
iBonds Oct 2033 Term TIPS(b)	Diversified

(a)	The Funds commenced operations on September 13, 2023.
(b)	The Funds commenced operations on September 19, 2023.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.10%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations does not include acquired fund fees and expenses.

BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through the termination date of such Fund, in an amount equal to acquired fund fees and expenses, if any, attributable to each Fund’s investments in other funds advised by BFA or its affiliates.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements  (continued)

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended October 31, 2023, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

iShares ETF	Amounts Waived
iBonds Oct 2029 Term TIPS	$4
iBonds Oct 2030 Term TIPS	3
iBonds Oct 2031 Term TIPS	3
iBonds Oct 2032 Term TIPS	3
iBonds Oct 2033 Term TIPS	3

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

5.	PURCHASES AND SALES

For the year ended October 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

	U.S. Government Securities
iShares ETF	Purchases	Sales
iBonds Oct 2024 Term TIPS	$304,915	$—
iBonds Oct 2025 Term TIPS	1,249,552	1,856
iBonds Oct 2026 Term TIPS	1,248,717	—
iBonds Oct 2027 Term TIPS	1,246,591	—
iBonds Oct 2028 Term TIPS	1,584,239	329,853
iBonds Oct 2029 Term TIPS	1,258,812	—
iBonds Oct 2030 Term TIPS	1,248,164	—
iBonds Oct 2031 Term TIPS	1,248,763	—
iBonds Oct 2032 Term TIPS	1,251,356	—
iBonds Oct 2033 Term TIPS	1,573,016	324,670

For the year ended October 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
iBonds Oct 2024 Term TIPS	$2,497,235	$—
iBonds Oct 2025 Term TIPS	3,745,798	—
iBonds Oct 2026 Term TIPS	2,491,964	—
iBonds Oct 2027 Term TIPS	3,719,282	—
iBonds Oct 2028 Term TIPS	2,473,781	—
iBonds Oct 2029 Term TIPS	2,461,309	—
iBonds Oct 2030 Term TIPS	1,247,273	—
iBonds Oct 2031 Term TIPS	1,247,745	—
iBonds Oct 2032 Term TIPS	2,465,500	—
iBonds Oct 2033 Term TIPS	2,449,087	—

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of October 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	Total
iBonds Oct 2024 Term TIPS	$29,760	$—	$(8,601)	$21,159
iBonds Oct 2025 Term TIPS	28,982	(1)	(16,089)	12,892
iBonds Oct 2026 Term TIPS	26,668	—	(22,563)	4,105
iBonds Oct 2027 Term TIPS	27,264	—	(34,289)	(7,025)
iBonds Oct 2028 Term TIPS	20,121	(6,030)	(38,202)	(24,111)
iBonds Oct 2029 Term TIPS	21,673	—	(44,386)	(22,713)
iBonds Oct 2030 Term TIPS	19,393	—	(70,449)	(51,056)
iBonds Oct 2031 Term TIPS	19,587	—	(84,491)	(64,904)
iBonds Oct 2032 Term TIPS	28,034	—	(113,167)	(85,133)
iBonds Oct 2033 Term TIPS	20,910	(6,770)	(100,583)	(86,443)

(a)	Amounts available to offset future realized capital gains.

As of October 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
iBonds Oct 2024 Term TIPS	$3,774,083	$—	$(8,601)	$(8,601)
iBonds Oct 2025 Term TIPS	5,020,538	—	(16,089)	(16,089)
iBonds Oct 2026 Term TIPS	3,765,907	—	(22,563)	(22,563)
iBonds Oct 2027 Term TIPS	4,999,979	—	(34,289)	(34,289)
iBonds Oct 2028 Term TIPS	3,748,329	—	(38,202)	(38,202)
iBonds Oct 2029 Term TIPS	3,756,828	—	(44,386)	(44,386)
iBonds Oct 2030 Term TIPS	2,514,503	—	(70,449)	(70,449)
iBonds Oct 2031 Term TIPS	2,515,765	—	(84,491)	(84,491)
iBonds Oct 2032 Term TIPS	3,742,490	—	(113,167)	(113,167)
iBonds Oct 2033 Term TIPS	3,707,599	—	(100,583)	(100,583)

7.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements  (continued)

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Funds invest.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

8.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Period Ended 10/31/23

iShares ETF	Shares	Amount

iBonds Oct 2024 Term TIPS(a)
Shares sold	150,000	$3,753,140

iBonds Oct 2025 Term TIPS(a)
Shares sold	200,000	$5,003,502

iBonds Oct 2026 Term TIPS(a)
Shares sold	150,000	$3,747,031

iBonds Oct 2027 Term TIPS(a)
Shares sold	200,000	$4,984,866

iBonds Oct 2028 Term TIPS(a)
Shares sold	150,000	$3,739,814

iBonds Oct 2029 Term TIPS(b)
Shares sold	150,000	$3,732,944

iBonds Oct 2030 Term TIPS(b)
Shares sold	100,000	$2,501,215

iBonds Oct 2031 Term TIPS(b)
Shares sold	100,000	$2,501,352

iBonds Oct 2032 Term TIPS(b)
Shares sold	150,000	$3,725,636

iBonds Oct 2033 Term TIPS(b)
Shares sold	150,000	$3,710,777

(a)	The Funds commenced operations on September 13, 2023.
(b)	The Funds commenced operations on September 19, 2023.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the ten funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (ten of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023 the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

  iShares iBonds Oct 2024 Term TIPS ETF(1)

  iShares iBonds Oct 2025 Term TIPS ETF(1)

  iShares iBonds Oct 2026 Term TIPS ETF(1)

  iShares iBonds Oct 2027 Term TIPS ETF(1)

  iShares iBonds Oct 2028 Term TIPS ETF(1)

  iShares iBonds Oct 2029 Term TIPS ETF(2)

  iShares iBonds Oct 2030 Term TIPS ETF(2)

  iShares iBonds Oct 2031 Term TIPS ETF(2)

  iShares iBonds Oct 2032 Term TIPS ETF(2)

  iShares iBonds Oct 2033 Term TIPS ETF(2)

(1) Statement of operations and statement of changes in net assets for the period September 13, 2023 (commencement of operations) to October 31, 2023.

(2) Statement of operations and statement of changes in net assets for the period September 19, 2023 (commencement of operations) to October 31, 2023.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2023:

iShares ETF	Federal Obligation Interest
iBonds Oct 2024 Term TIPS	$29,760
iBonds Oct 2025 Term TIPS	28,982
iBonds Oct 2026 Term TIPS	26,668
iBonds Oct 2027 Term TIPS	27,264
iBonds Oct 2028 Term TIPS	20,121
iBonds Oct 2029 Term TIPS	21,673
iBonds Oct 2030 Term TIPS	19,393
iBonds Oct 2031 Term TIPS	19,587
iBonds Oct 2032 Term TIPS	28,034
iBonds Oct 2033 Term TIPS	20,910

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2023:

iShares ETF	Interest Dividends
iBonds Oct 2024 Term TIPS	$29,760
iBonds Oct 2025 Term TIPS	28,982
iBonds Oct 2026 Term TIPS	26,668
iBonds Oct 2027 Term TIPS	27,264
iBonds Oct 2028 Term TIPS	20,121
iBonds Oct 2029 Term TIPS	21,673
iBonds Oct 2030 Term TIPS	19,393
iBonds Oct 2031 Term TIPS	19,587
iBonds Oct 2032 Term TIPS	28,034
iBonds Oct 2033 Term TIPS	20,910

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2023:

iShares ETF	Interest-Related Dividends
iBonds Oct 2024 Term TIPS	$29,760
iBonds Oct 2025 Term TIPS	28,982
iBonds Oct 2026 Term TIPS	26,668
iBonds Oct 2027 Term TIPS	27,264
iBonds Oct 2028 Term TIPS	20,121
iBonds Oct 2029 Term TIPS	21,673
iBonds Oct 2030 Term TIPS	19,393
iBonds Oct 2031 Term TIPS	19,587
iBonds Oct 2032 Term TIPS	28,034
iBonds Oct 2033 Term TIPS	20,910

I M P O R T A N T T A X I N F O R M A T I O N	57

Board Review and Approval of Investment Advisory Contract

For each of following funds (each the “Fund”)

iShares iBonds Oct 2024 Term TIPS ETF

iShares iBonds Oct 2025 Term TIPS ETF

iShares iBonds Oct 2026 Term TIPS ETF

iShares iBonds Oct 2027 Term TIPS ETF

iShares iBonds Oct 2028 Term TIPS ETF

iShares iBonds Oct 2029 Term TIPS ETF

iShares iBonds Oct 2030 Term TIPS ETF

iShares iBonds Oct 2031 Term TIPS ETF

iShares iBonds Oct 2032 Term TIPS ETF

iShares iBonds Oct 2033 Term TIPS ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required to consider and approve the proposed Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Agreements. At a meeting held on June 6-8, 2023, the Board, including the Independent Board Members, approved the selection of BFA as investment adviser and approved the proposed Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) potential economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the Advisory Agreements are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Agreements.

Nature, Extent and Quality of Services to be Provided by BFA: The Board reviewed the scope of services to be provided by BFA under the Advisory Agreements. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time and have made significant investments into the iShares business to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. The Board also considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided throughout the year with respect to other iShares funds, and other matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Agreements supported the Board’s approval of the Advisory Agreements.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Agreements or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board considered information that it had previously received regarding potential economies of scale, efficiencies and scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreements for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

This consideration of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the Advisory Agreements.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that will be provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Agreements.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreements does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Agreements.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	59

Supplemental Information (unaudited)

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of October 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	61

Trustee and Officer Information (unaudited)  (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).
Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

62	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited)  (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

  Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

  Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	63

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Want to know more?

iShares.com     |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by ICE Data Indices, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1026-1023

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the registrant has not amended the code of ethics and there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the seventy-four series of the registrant for which the fiscal year-end is October 31, 2023 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $852,550 for the fiscal year ended October 31, 2022 and $1,000,950 for the fiscal year ended October 31, 2023.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2022 and October 31, 2023 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $717,800 for the fiscal year ended October 31, 2022 and $717,800 for the fiscal year ended October 31, 2023. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d) All Other Fees – There were no other fees billed in each of the fiscal years ended October 31, 2022 and October 31, 2023 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $717,800 for the fiscal year ended October 31, 2022 and $717,800 for the fiscal year ended October 31, 2023.

(h) The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5.	Audit Committee of Listed Registrants.

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, Cecilia H. Herbert and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Recovery of Erroneously Awarded Compensation.

Not applicable

Item 14.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable.

(a) (4) Change in Registrant’s independent public accountant – Not Applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Dominik Rohe
Dominik Rohe, President (Principal Executive Officer)

Date: January 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dominik Rohe
Dominik Rohe, President (Principal Executive Officer)

Date: January 5, 2024

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: January 5, 2024